FILE NO. 333-[          ]

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 2018

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

SIERRA INCOME CORPORATION

(Exact Name of Registrant as Specified in Charter)

280 Park Ave, 6th Floor East

New York, NY 10017

(Address of Principal Executive Offices)

(212) 759-0777

(Area Code and Telephone Number)

Seth Taube

Chief Executive Officer

280 Park Ave, 6th Floor East

New York, NY 10017

(Name and Address of Agent for Service)

Copy to:

Steven B. Boehm, Esq. Payam Siadatpour, Esq. Eversheds Sutherland (US) LLP 700 Sixth Street, NW, Suite 700 Washington, D.C. 20001-3980	David M. Leahy, Esq. David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, NW Washington, D.C. 20006-1264	Terrence Shen, Esq. George M. Silfen, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Michael B. Tumas, Esq. Roxanne L. Houtman, Esq. Potter Anderson & Corroon LLP 1313 North Market Street, 6th Floor Wilmington, DE 19801

(APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING) As Soon As Practicable After the Effective Date of this Registration Statement

CALCULATION OF THE REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

TITLE OF SECURITIES BEING REGISTERED(1)	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE		AMOUNT OF REGISTRATION FEE
Common Stock, $0.001 par value per share	56,951,783 shares	Not applicable	$531,687,679	(2)	$64,440.55	(2)

(1)	This Registration Statement relates to securities of the Registrant issuable to holders of common stock (the “MCC Common Stock”), par value $0.001 per share, of Medley Capital Corporation, a Delaware corporation (“MCC”) and holders of Class A Common Stock (“MDLY Class A Common Stock”), par value $0.01 per share, Medley Management Inc. (“MDLY”).

(2)	Pursuant to Rule 457(f), the registration fee was computed on the basis of the net asset value per share of the Registrant, determined as of the latest practicable date.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED NOVEMBER 6, 2018

[ ● ], 2018

MERGERS PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder:

I am writing to you on behalf of the board of directors (the “Sierra Board”) of Sierra Income Corporation (“Sierra”) to ask for your vote to approve a series of transactions that will result in Sierra becoming a publicly traded, internally managed business development company (“BDC”) with a wholly owned registered investment adviser subsidiary. These transactions are referred to collectively as the “Mergers” (as defined below). In addition to Sierra, the other parties to the Mergers include Medley Capital Corporation (“MCC”), a publicly traded BDC, and Medley Management Inc. (“MDLY”), a publicly traded asset management firm. MDLY is the parent company of both MCC’s and Sierra’s investment adviser, and the same portfolio management team and officers are responsible for both MCC’s and Sierra’s operations. In addition to the two BDCs (MCC and Sierra), MDLY also provides similar asset management services to institutional investors.

The Mergers will result in Sierra becoming an internally managed BDC by its wholly owned registered investment adviser subsidiary, which will in turn own and operate various entities that will provide investment advisory services to other third party funds and separately managed accounts (the “Asset Management Business”). The fees generated through the Asset Management Business will inure to the benefit of Sierra and its stockholders. In connection with the Mergers, Sierra will list its common stock, par value $0.001 per share (“Sierra Common Stock”), on the New York Stock Exchange (“NYSE”) and expects to list Sierra Common Stock on the Tel Aviv Stock Exchange (“TASE”), with such listings expected to be effective as of the closing date of the Mergers. Sierra Common Stock would be freely tradable (excluding shares owned by members of Sierra’s management team, which will be subject to a twelve-month lockup). Sierra’s stockholders (the “Sierra Stockholders”) will continue to receive regular monthly distributions consistent with the current Sierra distribution policy prior to closing. Upon closing of the Mergers, Sierra’s monthly per share distribution for the first twelve months following closing is expected to increase to $0.055 per month, which will consist of a regular base distribution per share of $0.045 and a supplementary distribution per share of $0.010. Thereafter, the distribution will be determined subject to Sierra’s distribution policy. Consistent with historical company policy, distributions will be subject to the approval of the Sierra Board.

Subject to the terms and conditions of the various agreements related to the Mergers that are described in the accompanying joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), the Mergers will effectuate the following:

●	MCC would, on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 9, 2018, by and between MCC and Sierra (the “MCC Merger Agreement”), merge with and into Sierra, with Sierra continuing as the surviving company in the merger (the “MCC Merger”). Under the MCC Merger, each share of common stock, par value $0.001 per share, of MCC (“MCC Common Stock”) issued and outstanding immediately prior to the MCC Merger effective time, other than shares of MCC Common Stock held by MCC, Sierra or their respective wholly owned subsidiaries, will be converted into the right to receive 0.8050 shares of Sierra Common Stock. In addition, MCC’s stockholders (the “MCC Stockholders”) are expected to continue to receive regular MCC dividends prior to closing.

●	MDLY would, on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 9, 2018, by and among MDLY, Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), and Sierra (the “MDLY Merger Agreement”), merge with and into Merger Sub, with Merger Sub continuing as the surviving company in the merger (the “MDLY Merger” and together with the MCC Merger, the “Mergers”). In the MDLY Merger, each share of class A common stock, par value $0.01 per share, of MDLY (“MDLY Class A Common Stock”), issued and outstanding immediately prior to the MDLY Merger effective time, other than Dissenting Shares (as defined in the MDLY Merger Agreement) and shares of MDLY Class A Common Stock held by MDLY, Sierra or their respective wholly owned subsidiaries, will be converted into the right to receive (i) 0.3836 shares of Sierra Common Stock; plus (ii) cash in an amount equal to $3.44 per share. In addition, MDLY’s stockholders (the “MDLY Stockholders”) will have the right to receive certain dividends and/or other payments.

The Mergers would occur simultaneously, with Sierra and Merger Sub continuing as the surviving companies (collectively, the “Combined Company”). Upon completion of the Mergers, the investment portfolios of MCC and Sierra would be combined. Merger Sub, as a successor to MDLY, would be a wholly owned subsidiary of the Combined Company, and the Combined Company would be internally managed by its wholly owned investment adviser subsidiary.

Sierra’s management and the Sierra Board believe that the Mergers should create a scaled platform, increase operational efficiencies, create a stronger balance sheet and improve portfolio diversification. In addition, growth of the third party Asset Management Business is expected to increase net investment income (“NII”) and net asset value (“NAV”) over time.

The Combined Company would be the second largest internally managed and seventh largest publicly traded BDC. The Combined Company would have $2 billion of assets and $1.1 billion of NAV on its balance sheet and over $5 billion of assets under management (“AUM”) including third-party capital.

In summary, and as described in greater detail in the Joint Proxy Statement/Prospectus, Sierra’s management and the Sierra Board believe the potential benefits to Sierra Stockholders resulting from the Mergers will include, among other things:

●	The larger balance sheet of the Combined Company offers the potential for greater scale and a more diversified investment portfolio.

●	The combination of three public companies into one public company offers the potential for achieving cost savings, operational efficiencies and synergies.

●	The Asset Management Business provides a strategic advantage that is expected to increase earnings and distributions to Sierra Stockholders over time.

●	Sierra Common Stock will be listed on the NYSE under the symbol “SRA,” providing liquidity for Sierra Stockholders, and the market for Sierra Common Stock following the Mergers is likely to be superior to what would be expected if Sierra merely listed the Sierra Common Stock.

●	The internally managed BDC structure of the Combined Company may enhance the market value for the Sierra Common Stock following the Mergers. The median price-to-NAV multiples for listed internally managed BDCs were generally higher than that of the listed externally managed BDCs as of August 2, 2018.

●	Internalization of the BDC’s management will more closely align the interests of management and the Combined Company’s stockholders.

●	Medley LLC Unitholders have agreed to forgo all payments that would be due to them under the existing Tax Receivable Agreement with Medley LLC for the benefit of the Combined Company. Amounts that would have been payable to Medley LLC Unitholders were subject to adjustments based upon the value of the Tax Receivable Agreement as of any future payment date and were payable over time, but as disclosed in the most recently filed MDLY Form 10-K, as of December 31, 2017 such payments would have been equal to $127.8 million.

●	Based on the merger consideration to be received by management in connection with the Mergers (as described herein), the net effect of such merger consideration will be that management will roll over approximately 100% of their after tax proceeds in connection with the Mergers into shares of the Combined Company’s common stock, which shares will be subject to a 12-month lock-up period.

●	The monthly distribution per share of Sierra Common Stock is expected to increase to $0.055 for the first twelve months following closing of the Mergers.

●	A $100.0 million share buyback program, expected to be launched immediately following closing of the Mergers, is anticipated to improve liquidity and stabilize the share price of the Combined Company’s common stock.

The Mergers are subject to the satisfaction or waiver of closing conditions, including, but not limited to: (a) the approval of the MCC Merger and the MDLY Merger by the Sierra Stockholders by the affirmative vote of at least a majority of all Sierra Stockholders, the approval of the adoption of the MCC Merger Agreement by the MCC Stockholders, and the approval of the adoption of the MDLY Merger Agreement by the MDLY Stockholders, voting separately at their respective special meetings; (b) the receipt of an exemptive order from the Securities and Exchange Commission (the “SEC”), an exemptive application for which has been filed by Sierra, MCC and MDLY and certain of their subsidiaries; and (c) the approval by the Small Business Administration (“SBA”) relating to the transfer of MCC’s Small Business Investment Company license, in each case as described in detail in the Joint Proxy Statement/Prospectus. No assurance can be given that such SEC exemptive order will be issued or SBA approval will be received or that any of the other closing conditions will be satisfied or waived.

Your vote is extremely important. At a special meeting of Sierra Stockholders (the “Sierra Special Meeting”), Sierra Stockholders will be asked to vote on: (i) the approval of the MCC Merger; (ii) the approval of the MDLY Merger; (iii) the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable; (iv) the adoption of the Sierra Income Corporation 2018 Omnibus Incentive Plan (the “Sierra Incentive Plan”); (v) the adoption of amendments to Sierra’s charter; (vi) the approval of an investment advisory agreement by and between the Combined Company and its wholly owned registered investment adviser; and (vii) the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals. In order to complete the Mergers, Sierra Stockholders are required to vote on these proposals.

Sierra urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the Sierra Special Meeting. Instructions are shown on the proxy card. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder. If you have any questions about the Mergers or need assistance voting your shares, please call Alliance Advisors LLC, which is assisting Sierra with the solicitation of proxies, toll-free at (833) 814-9451.

The Sierra Board established a special committee comprised solely of its independent directors (the “Sierra Special Committee”), which was assisted by an independent financial advisor, for the purpose of assessing the merits of the proposals to be presented at the Sierra Special Meeting. Based upon the recommendation of the Sierra Special Committee, the Sierra Board unanimously recommends that the Sierra Stockholders vote:

●	“FOR” the approval of the MCC Merger;

●	“FOR” the approval of the MDLY Merger;

●	“FOR” the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable;

●	“FOR” the adoption of the Sierra Incentive Plan;

●	“FOR” the adoption of each amendment to Sierra’s charter included in the Joint Proxy Statement/Prospectus;

●	“FOR” the approval of an investment advisory agreement by and between the Combined Company and its wholly owned registered investment adviser; and

●	“FOR” the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

The accompanying Joint Proxy Statement/Prospectus describes the Sierra Special Meeting, the MCC special meeting, and the MDLY special meeting, as well as the Mergers, the MCC Merger Agreement, the MDLY Merger Agreement, the other documents related to the Mergers and related transactions and other related matters that Sierra believes a Sierra Stockholder ought to consider before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document. You also can obtain information about Sierra, MCC and MDLY from documents that each has filed with the SEC. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Seth Taube Chairman of the Board of Directors and Chief Executive Officer

The SEC has not approved or disapproved the Sierra Common Stock to be issued under the Joint Proxy Statement/Prospectus or determined if the Joint Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of the Joint Proxy Statement/Prospectus is [ ● ], 2018 and it is first being mailed or otherwise delivered to Sierra Stockholders on or about [ ● ], 2018.

Sierra Income Corporation

280 Park Avenue, 6th Floor

New York, New York 10017

(212) 759-0777

In addition, if you have questions about the Mergers or the Joint Proxy Statement/Prospectus, would like additional copies of the Joint Proxy Statement/Prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Alliance Advisors LLC, Sierra’s proxy solicitor, at the address and telephone number listed below. You will not be charged for any of these documents that you request.

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

(833) 814-9451

Sierra Income Corporation

280 Park Ave, 6th Floor East

New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [ ● ], 2018

To the Stockholders of Sierra Income Corporation:

Notice is hereby given that Sierra Income Corporation, a Maryland corporation (“Sierra”), will hold a Special Meeting of the stockholders of Sierra (the “Sierra Special Meeting”), on [ ● ], 2018 at [ ● ], Eastern Time, at [ ● ] for the following purposes:

1.	To consider and vote upon a proposal to approve the merger of Medley Capital Corporation (“MCC”) with and into Sierra, with Sierra as the surviving company in such merger (the “MCC Merger”), pursuant to an Agreement and Plan of Merger, dated as of August 9, 2018, by and between Sierra and MCC (the “MCC Merger Agreement”);

2.	To consider and vote upon a proposal to approve the merger of Medley Management Inc. (“MDLY”) with and into Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), with Merger Sub as the surviving company in such merger (the “MDLY Merger”), pursuant to an Agreement and Plan of Merger, dated as of August 9, 2018, by and among MDLY, Sierra and Merger Sub (the “MDLY Merger Agreement”);

3.	To consider and vote upon a proposal to approve the issuance of the shares of Sierra common stock (“Sierra Common Stock”) to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable;

4.	To consider and vote upon a proposal to adopt the Sierra Income Corporation 2018 Omnibus Incentive Plan (the “Sierra Incentive Plan”);

5.	To consider and vote upon proposals to adopt amendments to Sierra’s charter set forth in the accompanying Joint Proxy Statement/Prospectus (the “Sierra Charter Amendments”);

6.	To consider and vote upon a proposal to approve an investment advisory agreement by and between the Combined Company and its wholly owned registered investment adviser; and

7.	To consider and vote upon a proposal to approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

Only the holders of record of shares of Sierra Common Stock at the close of business on [ ● ], 2018 will be entitled to receive notice of and vote at the Sierra Special Meeting.

It is important that all Sierra stockholders participate in the affairs of Sierra, regardless of the number of shares owned. Accordingly, Sierra urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the Sierra Special Meeting. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares in person if you attend the Sierra Special Meeting and are the record owner of the shares.

Based upon the recommendation of a special committee of the Sierra board of directors (the “Sierra Board”), the Sierra Board has unanimously approved the MCC Merger Agreement and the MDLY Merger Agreement, including the transactions contemplated thereunder, declared the MCC Merger and the MDLY Merger, upon the terms and subject to the conditions and limitations set forth in the MCC Merger Agreement and the MDLY Merger Agreement, to be advisable, and unanimously recommends that Sierra Stockholders vote “FOR” the approval of the MCC Merger, “FOR” the approval of the MDLY Merger, “FOR” the issuance of the shares of Sierra Common Stock to be issued pursuant each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current net asset value per share, if applicable, “FOR” the adoption of the Sierra Incentive Plan, “FOR” the adoption of the Sierra Charter Amendments, “FOR” the approval of an investment advisory agreement by and between the Combined Company and its wholly owned registered investment adviser, and “FOR” the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

By Order of the Board of Directors,

Richard T. Allorto, Jr.
Secretary

New York, New York

[ ● ], 2018

YOUR VOTE IS IMPORTANT!

SIERRA URGES YOU TO PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE SIERRA SPECIAL MEETING. INSTRUCTIONS ARE SHOWN ON THE PROXY CARD. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder.

The accompanying joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) provides a description of the MCC Merger Agreement, including the transactions contemplated thereby, the MDLY Merger Agreement, including the transactions contemplated thereby, and the matters to be considered at the Sierra Special Meeting. Sierra urges you to read the Joint Proxy Statement/Prospectus and its appendices carefully and in their entirety. If you have any questions concerning the MCC Merger Agreement, including the transactions contemplated thereby, the MDLY Merger Agreement, including the transactions contemplated thereby, or the matters to be considered at the Sierra Special Meeting or the Joint Proxy Statement/Prospectus, would like additional copies of the Joint Proxy Statement/Prospectus or need help voting your shares, please contact Sierra’s proxy solicitor:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

(833) 814-9451

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED NOVEMBER 6, 2018

Dear Stockholder:

I am writing to you on behalf of the board of directors (the “MCC Board”) of Medley Capital Corporation (“MCC”) to ask for your vote to approve the adoption of an Agreement and Plan of Merger, dated as of August 9, 2018 (the “MCC Merger Agreement”), by and between MCC and Sierra Income Corporation (“Sierra”), pursuant to which MCC would merge with and into Sierra, with Sierra continuing as the surviving company in the merger (the “MCC Merger”). MCC is an affiliate of Sierra, as the investment managers of both Sierra and MCC are controlled (directly or indirectly) by Medley Management Inc. (“MDLY”), a publicly traded asset management firm. In addition, the closing of the MCC Merger is contingent upon MDLY merging with and into Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), with Merger Sub as the surviving company in the merger (the “MDLY Merger”). We refer to the MDLY Merger and the MCC Merger collectively as, the “Mergers” (as defined below), and Sierra and Merger Sub, as the surviving companies in the Mergers, as the “Combined Company” (as defined below).

The Mergers will result in MCC’s stockholders (the “MCC Stockholders”) receiving shares of Sierra’s common stock, par value $0.001 per share (“Sierra Common Stock”), and Sierra, as the surviving company, becoming an internally managed business development company (“BDC”) with a wholly owned registered investment adviser subsidiary, which will in turn own and operate various entities that will provide investment advisory services to other third party funds and separately managed accounts (the “Asset Management Business”). The fees generated through the Asset Management Business will inure to the benefit of Sierra and its stockholders. In connection with the Mergers, Sierra will list Sierra Common Stock on the New York Stock Exchange (“NYSE”) and expects to list Sierra Common Stock on the Tel Aviv Stock Exchange (“TASE”), with such listings expected to be effective as of the closing date of the Mergers. Sierra Common Stock would be freely tradable (excluding shares owned by members of MCC’s management team, which will be subject to a twelve-month lockup). Sierra’s stockholders (the “Sierra Stockholders”) and MCC Stockholders will continue to receive their regular monthly respective distributions consistent with the respective current Sierra distribution policy and MCC dividend policy prior to closing. Upon the closing of the Mergers, Sierra’s monthly per share distribution for the first twelve months following closing is expected to increase to $0.055 per month, which will consist of a regular base distribution per share of $0.045 and a supplementary distribution per share of $0.010. Thereafter, the distribution will be determined subject to Sierra’s distribution policy. Consistent with historical company policy, distributions will be subject to the approval of the Sierra Board.

Subject to the terms and conditions of the various agreements related to the Mergers that are described in the accompanying joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), the Mergers will effectuate the following:

●	In the MCC Merger, each share of common stock, par value $0.001 per share, of MCC (“MCC Common Stock”) issued and outstanding immediately prior to the MCC Merger effective time, other than shares of MCC Common Stock held by MCC, Sierra or their respective wholly owned subsidiaries, will be converted into the right to receive 0.8050 shares of Sierra Common Stock. In addition, MCC Stockholders are expected to continue to receive regular MCC dividends prior to closing of the MCC Merger, consistent with the current MCC dividend policy.

●	MDLY would, on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 9, 2018, by and among MDLY, Merger Sub, and Sierra (the “MDLY Merger Agreement”), merge with and into Merger Sub, with Merger Sub continuing as the surviving company in the merger (the “MDLY Merger” and together with the MCC Merger, the “Mergers”). In the MDLY Merger, each share of class A common stock, par value $0.01 per share, of MDLY (“MDLY Class A Common Stock”), issued and outstanding immediately prior to the MDLY Merger effective time, other than Dissenting Shares (as defined in the MDLY Merger Agreement) and shares of MDLY Class A Common Stock held by MDLY, Sierra or their respective wholly owned subsidiaries, will be converted into the right to receive (i) 0.3836 shares of Sierra Common Stock; plus (ii) cash in an amount equal to $3.44 per share. In addition, MDLY’s stockholders (the “MDLY Stockholders”) will have the right to receive certain dividends and/or other payments.

The Mergers would occur simultaneously, with Sierra and Merger Sub continuing as the surviving companies (collectively, the “Combined Company”). Upon completion of the Mergers, the investment portfolios of MCC and Sierra would be combined. Merger Sub, as a successor to MDLY, would be a wholly owned subsidiary of the Combined Company, and the Combined Company would be internally managed by its wholly owned investment adviser subsidiary.

MCC’s management and the MCC Board believe that the Mergers should create a scaled platform, opportunities for increased operational efficiencies, stronger balance sheet and improve portfolio diversification. In addition, growth of the third party Asset Management Business is expected to increase net investment income (“NII”) and net asset value (“NAV”) over time.

The Combined Company would be the second largest internally managed and seventh largest publicly traded BDC. The Combined Company would have $2 billion of assets and $1.1 billion of NAV on its balance sheet and over $5 billion of assets under management (“AUM”) including third-party capital.

In summary, and as described in greater detail in the Joint Proxy Statement/Prospectus, MCC’s management and the MCC Board believe the potential benefits to MCC Stockholders resulting from the Mergers will include, among other things:

●	The larger balance sheet of the Combined Company offers the potential for greater scale and a more diversified investment portfolio.

●	The combination of three public companies into one public company offers the potential for achieving cost savings, operational efficiencies and synergies.

●	The Asset Management Business provides a strategic advantage that is expected to increase earnings and distributions to the Combined Company’s stockholders over time.

●	Sierra Common Stock will be listed on the NYSE under the symbol “SRA,” and the market for Sierra Common Stock following the Mergers is likely to be superior to the current market for the MCC Common Stock.

●	The internally managed BDC structure of the Combined Company may enhance the market value for the Sierra Common Stock following the Mergers. The median price-to-NAV multiples for listed internally managed BDCs were generally higher than that of the listed externally managed BDCs as of August 2, 2018.

●	Internalization of the BDC’s management will more closely align the interests of management and the Combined Company’s stockholders.

●	Medley LLC Unitholders have agreed to forgo all payments that would be due to them under the existing Tax Receivable Agreement with Medley LLC for the benefit of the Combined Company. Amounts that would have been payable to Medley LLC Unitholders were subject to adjustments based upon the value of the Tax Receivable Agreement as of any future payment date and were payable over time, but as disclosed in the most recently filed MDLY Form 10-K, as of December 31, 2017 such payments would have been equal to $127.8 million.

●	Based on the merger consideration to be received by management in connection with the Mergers (as described herein), the net effect of such merger consideration will be that management will roll over approximately 100% of their after tax proceeds in connection with the Mergers into shares of the Combined Company’s common stock, which shares will be subject to a 12-month lock-up period.

●	A $100.0 million share buyback program, expected to be launched immediately following closing of the Mergers is anticipated to improve liquidity and stabilize the share price of the Combined Company.

The Mergers are subject to the satisfaction or waiver of closing conditions, including, but not limited to: (a) the approval of each of the MCC Merger and the MDLY Merger by the Sierra Stockholders by the affirmative vote of at least a majority of all Sierra Stockholders, the approval of the adoption of the MCC Merger Agreement by the MCC Stockholders, and the approval of the adoption of the MDLY Merger Agreement by the MDLY Stockholders, voting separately at their respective special meetings; (b) the receipt of an exemptive order from the Securities and Exchange Commission (the “SEC”), an exemptive application for which has been filed by Sierra, MCC and MDLY and certain of their subsidiaries; and (c) the approval by the Small Business Administration (“SBA”) relating to the transfer of MCC’s Small Business Investment Company license, in each case as described in detail in the Joint Proxy Statement/Prospectus. No assurance can be given that such SEC exemptive order will be issued or that SBA approval will be received or that any of the other closing conditions will be satisfied or waived.

Your vote is extremely important. At a special meeting of MCC (the “MCC Special Meeting”), MCC Stockholders will be asked to vote on: (i) the approval of the adoption of the MCC Merger Agreement; and (ii) the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement. In order to complete the MCC Merger, MCC Stockholders are required to vote on the proposal to approve the adoption of the MCC Merger Agreement.

MCC urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the MCC Special Meeting. Instructions are shown on the proxy card. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder. If you have any questions about the MCC Merger or need assistance voting your shares, please call Alliance Advisors LLC, which is assisting MCC with the solicitation of proxies, toll-free at (833) 814-9451.

The MCC Board established a special committee comprised solely of its independent directors (the “MCC Special Committee”), which was assisted by an independent financial advisor and independent legal counsel, for the purpose of assessing the merits of the proposals to be presented at the MCC Special Meeting. Based upon the recommendation of the MCC Special Committee, the MCC Board unanimously recommends that the MCC Stockholders vote:

●	“FOR” the approval of the adoption of the MCC Merger Agreement; and

●	“FOR” the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

The accompanying Joint Proxy Statement/Prospectus describes the MCC Special Meeting, the Sierra special meeting, and the MDLY special meeting, as well as the Mergers, the MCC Merger Agreement, the MDLY Merger Agreement, the other documents related to the Mergers and related transactions and other related matters that MCC believes a MCC Stockholder ought to consider before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document. You also can obtain information about MCC, Sierra, and MDLY from documents that each has filed with the SEC. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Brook Taube Chairman of the Board of Directors and Chief Executive Officer

The SEC has not approved or disapproved the Sierra Common Stock to be issued under the Joint Proxy Statement/Prospectus or determined if the Joint Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of the Joint Proxy Statement/Prospectus is [ ● ], 2018 and it is first being mailed or otherwise delivered to MCC Stockholders on or about [ ● ], 2018.

Medley Capital Corporation

280 Park Avenue, 6th Floor

New York, New York 10017

(212) 759-0777

In addition, if you have questions about the Mergers or the Joint Proxy Statement/Prospectus, would like additional copies of the Joint Proxy Statement/Prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Alliance Advisors LLC, MCC’s proxy solicitor, at the address and telephone number listed below. You will not be charged for any of these documents that you request.

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

(833) 814-9451

Medley Capital Corporation

280 Park Ave, 6th Floor East

New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [       ], 2018

To the Stockholders of Medley Capital Corporation:

Notice is hereby given that Medley Capital Corporation, a Delaware corporation, (“MCC”), will hold a Special Meeting of the stockholders of MCC (the “MCC Special Meeting”), on [   ], 2018 at [   ], Eastern Time, at [   ] for the following purposes:

1.	To consider and vote upon a proposal to approve the adoption of the Agreement and Plan of Merger (the “MCC Merger Agreement”), dated as of August 9, 2018, by and between MCC and Sierra Income Corporation (“Sierra”), pursuant to which MCC will merge with and into Sierra, with Sierra continuing as the surviving company in the merger.

2.	To consider and vote upon a proposal to approve the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

Only the holders of record of shares of MCC common stock at the close of business on [   ], 2018 will be entitled to receive notice of and vote at the MCC Special Meeting.

It is important that all MCC stockholders participate in the affairs of MCC, regardless of the number of shares owned. Accordingly, MCC urges you to promptly fill out, sign, date and mail the enclosed WHITE proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the MCC Special Meeting. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares in person if you attend the MCC Special Meeting and are the record owner of the shares.

Based upon the recommendation of a special committee of the MCC board of directors (the “MCC Board”), the MCC Board has unanimously, (i) determined that the MCC Merger Agreement and the transactions contemplated thereby, including, without limitation, the MCC Merger, are advisable and fair to, and in the best interests of, MCC and the MCC Stockholders, (ii) approved and declared advisable the MCC Merger Agreement and the transactions contemplated thereby, including, without limitation the MCC Merger, (iii) resolved to submit the MCC Merger Agreement to the MCC Stockholders for its adoption, and (iv) recommended that the MCC Stockholders approve the adoption of the MCC Merger Agreement, and unanimously recommends that MCC Stockholders vote “FOR” the approval of the adoption of the MCC Merger Agreement, and “FOR” the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

By Order of the Board of Directors,

Richard T. Allorto, Jr.
Secretary

New York, New York

[●], 2018

YOUR VOTE IS IMPORTANT!

MCC URGES YOU TO PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE MCC SPECIAL MEETING. INSTRUCTIONS ARE SHOWN ON THE PROXY CARD. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder.

The accompanying joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) provides a description of the MCC Merger Agreement, including the transactions contemplated thereby, and the matters to be considered at the MCC Special Meeting. MCC urges you to read the Joint Proxy Statement/Prospectus and its appendices carefully and in their entirety. If you have any questions concerning the MCC Merger Agreement, including the transactions contemplated thereby, or the matters to be considered at the MCC Special Meeting or the Joint Proxy Statement/Prospectus, would like additional copies of the Joint Proxy Statement/Prospectus or need help voting your shares, please contact MCC’s proxy solicitor:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

(833) 814-9451

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED NOVEMBER 6, 2018

Dear Stockholder:

I am writing to you on behalf of the board of directors (the “MDLY Board”) of Medley Management Inc. (“MDLY”) to ask for your vote to approve the adoption of an Agreement and Plan of Merger, dated as of August 9, 2018 (the “MDLY Merger Agreement”), by and among MDLY, Sierra Income Corporation (“Sierra”), and Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), pursuant to which MDLY will merge with and into Merger Sub, with Merger Sub continuing as the surviving company in such merger (the “MDLY Merger”). The MDLY Merger is directly related to and contingent upon the merger of Medley Capital Corporation (“MCC”) with and into Sierra, with Sierra as the surviving company in such merger (the “MCC Merger”). The MCC Merger is subject to the terms and conditions set forth in the Agreement and Plan of Merger, dated as of August 9, 2018, by and between MCC and Sierra (the “MCC Merger Agreement”). We refer to the MDLY Merger and the MCC Merger, collectively, as the “Mergers,” and Sierra and Merger Sub, as the surviving companies in the Mergers, as the “Combined Company” (as defined below).

The Mergers will result in MDLY stockholders (the “MDLY Stockholders”) receiving a combination of cash and shares of Sierra Common Stock (as defined below). Following the consummation of the Mergers, Sierra will become a publicly traded, internally managed business development company (“BDC”) by its wholly owned registered investment adviser subsidiary, which will in turn own and operate various entities that will provide investment advisory services to other third party funds and separately managed accounts (the “Asset Management Business”). The fees generated through the Asset Management Business will inure to the benefit of Sierra and its stockholders. Subject to the terms and conditions of the various agreements related to the Mergers that are described in the accompanying joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), the Mergers will effectuate the following:

●	In the MDLY Merger, each share of Class A Common Stock, par value $0.01 per share, of MDLY (“MDLY Class A Common Stock”) issued and outstanding immediately prior to the MDLY Merger effective time, other than Dissenting Shares (as defined in the MDLY Merger Agreement) and shares of MDLY Class A Common Stock held by MDLY, Sierra or their respective wholly owned subsidiaries, will be converted into the right to receive (i) 0.3836 shares of Sierra Common Stock; plus (ii) cash in an amount equal to $3.44 per share. In addition, the MDLY Stockholders will have the right to receive certain dividends and/or other payments, as described herein. Each share of Class B Common Stock, par value $0.01 per share, of MDLY, issued and outstanding immediately prior to the MDLY Merger effective time, other than Dissenting Shares, will be canceled without consideration therefor.

●	In the MCC Merger, each share of common stock, par value $0.001 per share, of MCC (“MCC Common Stock”) issued and outstanding immediately prior to the MCC Merger effective time, other than shares of MCC Common Stock held by MCC, Sierra or their respective wholly owned subsidiaries, will be converted into the right to receive 0.8050 shares of Sierra Common Stock. In addition, MCC’s stockholders (the “MCC Stockholders”) are expected to continue to receive regular MCC dividends prior to closing, consistent with the current MCC dividend policy.

The Mergers would occur simultaneously, with Sierra and Merger Sub continuing as the surviving companies (collectively, the “Combined Company”). In connection with the Mergers, Sierra will list Sierra Common Stock on the New York Stock Exchange (“NYSE”) and is expected to list Sierra Common Stock on the Tel Aviv Stock Exchange (“TASE”), with such listings expected to be effective as of the closing date of the Mergers. Upon completion of the Mergers, the investment portfolios of MCC and Sierra would be combined, Merger Sub, as the survivor of the MDLY Merger, would be a wholly owned subsidiary of the Combined Company, and the Combined Company would be internally managed by its wholly owned investment adviser subsidiary.

MDLY’s management and the MDLY Board believe the Merger should create a scaled platform, increase operational efficiencies, create a stronger balance sheet and improve portfolio diversification. In addition, growth of the third party Asset Management Business is expected to increase net investment income (“NII”) and net asset value (“NAV”) over time.

The Combined Company would be the second largest internally managed and seventh largest publicly traded BDC. The Combined Company would have $2 billion of assets and $1.1 billion of NAV on its balance sheet and over $5 billion of assets under management (“AUM”) including third-party capital.

In summary, and as described in greater detail in the Joint Proxy Statement/Prospectus, MDLY’s management and the MDLY Board believe the potential benefits to MDLY Stockholders resulting from the Mergers will include, among other things:

●	Holders of MDLY Class A Common Stock will receive 0.3836 shares of Sierra Common Stock for each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time, $3.44 per share of cash consideration and $0.65 per share of special cash dividends (or other payments), to the extent and as described more fully below, as well as regularly scheduled dividends through closing of the MDLY Merger.

●	The larger balance sheet of the Combined Company offers the potential for greater scale and a more diversified investment portfolio.

●	The combination of three public companies into one public company offers the potential for achieving cost savings, operational efficiencies and synergies.

●	The Asset Management Business provides a strategic advantage that is expected to increase earnings and distributions to the Combined Company’s stockholders over time.

●	Sierra Common Stock will be listed on the NYSE under the symbol “SRA,” and the market for Sierra Common Stock following the Mergers is likely to be superior to current market for the MDLY Class A Common Stock. With $1.1 billion of NAV, the Combined Company will have a larger public market capitalization than MDLY.

●	The internally managed BDC structure of the Combined Company may enhance the market value for the Sierra Common Stock following the Mergers. The median price-to-NAV multiples for listed internally managed BDCs were generally higher than that of the listed externally managed BDCs as of August 2, 2018.

●	Internalization of the BDC’s management will more closely align the interests of management and the Combined Company’s stockholders.

●	Medley LLC Unitholders have agreed to forgo all payments that would be due to them under the existing Tax Receivable Agreement with MDLY for the benefit of the Combined Company. Amounts that would have been payable to Medley LLC Unitholders were subject to adjustments based upon the value of the Tax Receivable Agreement as of any future payment date, but as disclosed in the most recently filed MDLY Form 10-K, as of December 31, 2017 such payments would have been equal to $127.8 million.

●	Based on the merger consideration to be received by management in connection with the Mergers (as described herein), the net effect of such merger consideration will be that management will roll over approximately 100% of their after tax proceeds in connection with the Mergers into shares of the Combined Company’s common stock, which shares will be subject to a 12-month lock-up period.

●	A $100.0 million share buyback program, expected to be launched immediately following closing of the Mergers, is anticipated to improve liquidity and stabilize the share price of the Combined Company.

The Mergers are subject to the satisfaction or waiver of closing conditions, including, but not limited to: (a) the approval of each of the MCC Merger Agreement and the MDLY Merger Agreement by the Sierra Stockholders by the affirmative vote of at least a majority of all Sierra Stockholders, the approval of the adoption of the MCC Merger Agreement by the MCC Stockholders, and the approval of the adoption of the MDLY Merger Agreement by the MDLY Stockholders, voting separately at their respective special meetings; (b) the receipt of an exemptive order from the Securities and Exchange Commission (the “SEC”), an exemptive application for which has been filed by Sierra, MCC and MDLY and certain of their subsidiaries; and (c) the approval of the Small Business Administration (“SBA”) relating to the transfer of MCC’s Small Business Investment Company license, in each case as described in detail in the Joint Proxy Statement/Prospectus. No assurance can be given that such SEC exemptive order will be issued or that SBA approval will be received or that any of the other closing conditions will be satisfied or waived.

Your vote is extremely important. At a special meeting of MDLY Stockholders (the “MDLY Special Meeting”), MDLY Stockholders will be asked to vote on: (i) the approval of the adoption of the MDLY Merger Agreement; and (ii) the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement. In order to complete the Mergers, MDLY Stockholders are required to vote on the proposal to approve the adoption of the MDLY Merger Agreement.

MDLY urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the MDLY Special Meeting. Instructions are shown on the proxy card. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder. If you have any questions about the Mergers or need assistance voting your shares, please call Innisfree M&A Incorporated, which is assisting MDLY with the solicitation of proxies, toll-free at (888) 750-5834.

The MDLY Board established a special committee comprised solely of its independent directors (the “MDLY Special Committee”), which was assisted by an independent financial advisor and independent legal counsel, for the purpose of assessing the merits of the proposals to be presented at the MDLY Special Meeting. Based upon the recommendation of the MDLY Special Committee, the MDLY Board unanimously recommends that the MDLY Stockholders vote:

●	“FOR” the approval of the adoption of the MDLY Merger Agreement; and

●	“FOR” the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

The accompanying Joint Proxy Statement/Prospectus describes the MDLY Special Meeting, the Sierra special meeting, and the MCC special meeting, as well as the Mergers, the MCC Merger Agreement, the MDLY Merger Agreement, the other documents related to the Mergers and related transactions and other related matters that MDLY believes a MDLY Stockholder ought to consider before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document. You also can obtain information about MDLY, Sierra, and MCC from documents that each has filed with the SEC. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Brook Taube Co-Chairman of the Board of Directors and Co-Chief Executive Officer

The SEC has not approved or disapproved the Sierra Common Stock to be issued under the Joint Proxy Statement/Prospectus or determined if it is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of the Joint Proxy Statement/Prospectus is [ ● ], 2018 and it is first being mailed or otherwise delivered to MDLY Stockholders on or about [ ● ], 2018.

Medley Management Inc.

280 Park Avenue, 6th Floor

New York, New York 10017

(212) 759-0777

In addition, if you have questions about the Mergers or the Joint Proxy Statement/Prospectus, would like additional copies of the Joint Proxy Statement/Prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Innisfree M&A Incorporated, MDLY’s proxy solicitor, at the address and telephone number listed below. You will not be charged for any of these documents that you request.

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York

(888) 750-5834

Medley Management Inc.

280 Park Ave, 6th Floor East

New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [ ● ], 2018

To the Stockholders of Medley Management Inc.:

Notice is hereby given that Medley Management Inc., a Delaware corporation (“MDLY”), will hold a Special Meeting of the Stockholders of MDLY(the “MDLY Special Meeting”), on [    ], 2018 at [     ], Eastern Time, at [    ] for the following purposes:

1.	To consider and vote upon a proposal to approve the adoption of the Agreement and Plan of Merger, dated as of August 9, 2018 (the “MDLY Merger Agreement”), by and among MDLY, Sierra Income Corporation (“Sierra”), and Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), pursuant to which MDLY will merge with and into Merger Sub, with Merger Sub as the surviving company in the merger.

2.	To consider and vote upon a proposal to approve the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

Only the holders of record of shares of MDLY Common Stock at the close of business on [ ], 2018 will be entitled to receive notice of and vote at the MDLY Special Meeting.

It is important that all MDLY stockholders participate in the affairs of MDLY, regardless of the number of shares owned. Accordingly, MDLY urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the MDLY Special Meeting. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares in person if you attend the MDLY Special Meeting and are the record owner of the shares.

Based upon the recommendation of a special committee of the MDLY board of directors (the “MDLY Board”), the MDLY Board has unanimously, (i) determined that the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, are advisable and fair to, and in the best interests of, MDLY and the MDLY Stockholders, (ii) approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation the MDLY Merger, (iii) resolved to submit the MDLY Merger Agreement to the MDLY Stockholders for its adoption, and (iv) recommended that the MDLY Stockholders approve the adoption of the MDLY Merger Agreement, and unanimously recommends that MDLY Stockholders vote “FOR” the approval of the adoption of the MDLY Merger Agreement, and “FOR” the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

By Order of the Board of Directors,

John D. Fredericks
Secretary

New York, New York

[ ● ], 2018

YOUR VOTE IS IMPORTANT!

MDLY URGES YOU TO PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE MDLY SPECIAL MEETING. INSTRUCTIONS ARE SHOWN ON THE PROXY CARD. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder.

The accompanying joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) provides a description of the MDLY Merger Agreement, including the transactions contemplated thereby, and the matters to be considered at the MDLY Special Meeting. MDLY urges you to read the Joint Proxy Statement/Prospectus and its appendices carefully and in their entirety. If you have any questions concerning the MDLY Merger Agreement, including the transactions contemplated thereby, or the matters to be considered at the MDLY Special Meeting or the Joint Proxy Statement/Prospectus, would like additional copies of the Joint Proxy Statement/Prospectus or need help voting your shares, please contact MDLY’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York

(888) 750-5834

i

(continued)

Page
DESCRIPTION OF THE MDLY MERGER AGREEMENT	298
Explanatory Note Regarding the MDLY Merger Agreement	298
The MDLY Merger	298
Merger Consideration	299
Appraisal Rights	300
Sierra Charter and Bylaws	301
Officers and Directors of the Surviving Company	301
Closing of the MDLY Merger	301
Delivery of MDLY Merger Consideration	302
Representations and Warranties	304
Covenants Relating to the Conduct of the Business	306
Additional Covenants	309
Transaction Expenses	317
Conditions to the MDLY Merger	317
Termination of the MDLY Merger Agreement	319
Termination Fees	320
Effect of Termination	321
Remedies; Specific Performance	322
Amendment and Waiver	322
Governing Law; Jurisdiction	323
Other Agreements	323
ACCOUNTING TREATMENT	324
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES	325
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	340
CAPITALIZATION	380
SIERRA PROPOSAL # 1: APPROVAL OF THE MCC MERGER	381
SIERRA PROPOSAL #2: APPROVAL OF THE MDLY MERGER	382
SIERRA PROPOSAL #3: ISSUANCE OF THE SHARES OF SIERRA COMMON STOCK TO BE ISSUED PURSUANT TO EACH OF THE MCC MERGER AGREEMENT AND THE MDLY MERGER AGREEMENT AT A PRICE BELOW ITS THEN CURRENT NAV PER SHARE, IF APPLICABLE	383
SIERRA PROPOSAL #4: THE ADOPTION OF THE SIERRA INCENTIVE PLAN	384
SIERRA PROPOSAL #5: ADOPTION OF SIERRA CHARTER AMENDMENTS	391
SIERRA PROPOSAL #6: APPROVAL OF THE COMBINED COMPANY INVESTMENT ADVISORY AGREEMENT	403
SIERRA PROPOSAL #7: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE	409
MCC PROPOSAL #1: APPROVAL OF THE ADOPTION OF THE MCC MERGER AGREEMENT	410
MCC PROPOSAL #2: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE	411
MDLY PROPOSAL #1: APPROVAL OF THE ADOPTION OF THE MDLY MERGER AGREEMENT	412
MDLY PROPOSAL #2: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE	413
MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION	414
BUSINESS OF SIERRA	420
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SIERRA	445
SENIOR SECURITIES OF SIERRA	469
PORTFOLIO COMPANIES OF SIERRA	471
MANAGEMENT OF SIERRA	488
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF SIERRA	496
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SIERRA COMMON STOCK	500
QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISKS OF SIERRA	501

ii

 (continued)

iii

Appendix A — Agreement and Plan of Merger, dated as of August 9, 2018, by and between Medley Capital Corporation and Sierra Income Corporation	A-1
Appendix B — Agreement and Plan of Merger, dated as of August 9, 2018, by and among Medley Management Inc., Sierra Income Corporation and Sierra Management, Inc.	B-1
Appendix C — Opinion of Broadhaven Capital Partners	C-1
Appendix D — Opinion of Sandler O’Neill & Partners, L.P.	D-1
Appendix E — Opinion of Barclays Capital Inc.	E-1
Appendix F — Opinion of Goldman Sachs & Co. LLC	F-1
Appendix G — Sierra Income Corporation 2018 Omnibus Incentive Plan	G-1
Appendix H — Third Articles of Amendment and Restatement of Sierra Income Corporation	H-1
Appendix I — Articles of Amendment to the Third Articles of Amendment and Restatement of Sierra Income Corporation	I-1
Appendix J — Amended and Restated Bylaws of Sierra Income Corporation	J-1
Appendix K — Combined Company Investment Advisory Agreement	K-1
Appendix L — Section 262 of the DGCL	L-1
Appendix M — Code of Business Conduct and Ethics of Sierra Income Corporation	M-1

iv

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the SEC by Sierra (File No. 333-[         ]), constitutes a prospectus of Sierra under Section 5 of the Securities Act. with respect to the shares Sierra Common Stock to be issued to the MCC Stockholders and the MDLY Stockholders in connection with the Mergers.

This document also constitutes a joint proxy statement of Sierra, MCC, and MDLY under Section 14(a) of the Exchange Act. It also constitutes a notice of meeting with respect to the Sierra Special Meeting, at which Sierra Stockholders will be asked to vote on (1) the approval of the MCC Merger; (2) the approval of the MDLY Merger; (3) the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable; (4) the adoption of the Sierra Incentive Plan; (5) the adoption of the Sierra Charter Amendments; (6) the approval of the Combined Company Investment Advisory Agreement; and (7) the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals. This document also constitutes a notice of meeting with respect to the MCC Special Meeting, at which MCC Stockholders will be asked to vote on (1) the approval of the adoption of the MCC Merger Agreement and (2) the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement. This document also constitutes a notice of meeting with respect to the MDLY Special Meeting, at which MDLY Stockholders will be asked to vote on (1) the approval of the adoption of the MDLY Merger Agreement and (2) the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement. Information about each of the Sierra Special Meeting, MCC Special Meeting, MDLY Special Meeting, and the Mergers is contained in this document.

You should rely only on the information contained in this document. No one has been authorized to provide you with information that is different from that contained in this document. This document is dated [ ], 2018. You should not assume that the information contained in this document is accurate as of any date other than that date. Neither the mailing of this document to Sierra Stockholders, MCC Stockholders, or MDLY Stockholders nor the issuance by Sierra of the Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement will create any implication to the contrary.

This document does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this document regarding Sierra has been provided by Sierra, information contained in this document regarding MCC has been provided by MCC, and information contained in this document regarding MDLY has been provided by MDLY.

When used in this document, unless otherwise indicated in this document or the context otherwise requires:

●	“Advisers Act” refers to the Investment Advisers Act of 1940, as amended;

●	“BDC” refers to a business development company;

●	“Code” refers to the Internal Revenue Code of 1986, as amended;

●	“Combined Company” refers to Sierra, including Merger Sub, its wholly owned subsidiary, following the successful consummation of the Mergers;

●	“Combined Company Board” refers to the board of directors of the Combined Company;

●	“Combined Company Common Stock” refers to common stock, par value $0.001 per share, of Sierra, which will be listed on the NYSE and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers;

1

●	“Combined Company Investment Advisory Agreement” refers to the investment advisory agreement by and between the Combined Company and its wholly owned registered investment adviser, MCC Advisors, to be entered into upon the closing of the Mergers;

●	“Companies” refers, collectively, to Sierra, MCC, and MDLY;

●	“DGCL” refers to the Delaware Generate Corporation Law;

●	“Dividend Equivalent Right” refers to the dividend equivalent right in an amount equal to the First Special Dividend (as such term is defined in “Description of the MDLY Merger Agreement — Merger Consideration”) to be distributed to each holder of outstanding MDLY RSUs in accordance with the terms of the MDLY Incentive Plan and the related MDLY RSU award agreements;

●	“DOJ” refers to the Antitrust Division of the U.S. Department of Justice;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“Exchange Agreement” refers to that certain Exchange Agreement, dated as of September 23, 2014, among MDLY, Medley LLC and the Medley LLC Unitholders;

●	“Excluded MCC Shares” refers to shares of MCC Common Stock owned by MCC, Sierra, or any wholly owned subsidiary of MCC or Sierra;

●	“Excluded MDLY Shares” refers to shares of MDLY Class A Common Stock held by MDLY, Sierra or their respective wholly owned subsidiaries;

●	“FTC” refers to the U.S. Federal Trade Commission;

●	“HSR Act” refers to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, amended;

●	“Investment Company Act” refers to the Investment Company Act of 1940, as amended;

●	“IRS” refers to the U.S. Internal Revenue Service;

●	“Joint Proxy Statement/Prospectus” refers, collectively, to the respective proxy statements of Sierra, MCC and MDLY and the related prospectus of Sierra with respect to the Mergers and the shares of Sierra Common Stock to be issued in connection with the Mergers, all of which form part of the Registration Statement on Form N-14 (File No. 333- [ ]) filed by Sierra with the SEC.

●	“Management” refers to the senior professionals of Medley Advisors, consisting of Brook Taube, Seth Taube, Jeff Tonkel, Richard T. Allorto, Jr., John D. Fredericks, Samuel Anderson, and Christopher Taube;

●	“MCC” refers to Medley Capital Corporation, a publicly traded BDC;

●	“MCC Administration Agreement” refers to that certain Administration Agreement, dated as of November 3, 2014, by and between MCC and MCC Advisors;

●	“MCC Advisors” refers to MCC Advisors LLC, MCC’s investment adviser;

●	“MCC Board” refers to the board of directors of MCC;

●	“MCC Bylaws” refers to the Bylaws of MCC;

●	“MCC Certificate” refers to the Certificate of Incorporation of MCC;

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●	“MCC Common Stock” refers to common stock, par value $0.001 per share of MCC;

●	“MCC Investment Management Agreement” refers to that certain Amended and Restated Investment Management Agreement by and between MCC and MCC Advisors, dated January 19, 2014;

●	“MCC Merger” refers to the merger of MCC with and into Sierra, with Sierra continuing as the surviving company in such merger, as contemplated by the MCC Merger Agreement;

●	“MCC Merger Agreement” refers to that certain Agreement and Plan of Merger, dated as of August 9, 2018, by and between MCC and Sierra;

●	“MCC Merger Closing” refers to the closing of the MCC Merger;

●	“MCC Merger Closing Date” refers to the date on which the MCC Merger Closing occurs;

●	“MCC Merger Effective Time” refers to the time at which the MCC Merger becomes effective, which shall be set forth in the certificate of merger to be filed with the Secretary of State of the State of Delaware and articles of merger are filed with the State Department of Assessments and Taxation for the State of Maryland;

●	“MCC Record Date” refers to the record date for determination of the MCC Stockholders of record entitled to vote at the MCC Special Meeting, which is the close of business on [ ], 2018;

●	“MCC Special Committee” refers to the special committee of the MCC Board, compromised solely of independent directors of MCC;

●	“MCC Special Meeting” refers to the special meeting of MCC Stockholders to which the Joint Proxy Statement/Prospectus relates;

●	“MCC Stockholders” refers to the holders of MCC Common Stock;

●	“MDLY” refers to Medley Management Inc., a publicly traded asset management firm, which is controlled by Medley Group LLC, an entity wholly owned by Management;

●	“MDLY Incentive Plan” refers to the Medley Management Inc. 2014 Omnibus Incentive Plan;

●	“MDLY Board” refers to the board of directors of MDLY;

●	“MDLY Bylaws” refers to the Amended and Restated Bylaws of MDLY;

●	“MDLY Certificate” refers to the Amended and Restated Certificate of Incorporation of MDLY;

●	“MDLY Class A Common Stock” refers to Class A Common Stock, par value $0.01 per share, of MDLY;

●	“MDLY Class B Common Stock” refers to Class B Common Stock, par value $0.01 per share, of MDLY;

●	“MDLY Common Stock” refers, collectively, to MDLY Class A Common Stock and MDLY Class B Common Stock;

●	“MDLY Merger” refers to the merger of MDLY with and into Merger Sub, with Merger Sub continuing as the surviving company, as contemplated by the MDLY Merger Agreement;

●	“MDLY Merger Agreement” refers to that certain Agreement and Plan of Merger, dated as of August 9, 2018, by and among MDLY, Sierra, and Merger Sub;

●	“MDLY Merger Closing” refers to the closing of the MDLY Merger;

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●	“MDLY Merger Closing Date” refers to the date on which the MDLY Merger Closing occurs;

●	“MDLY Merger Effective Time” refers to the time at which the MDLY Merger becomes effective, which shall be set forth in the certificate of merger to be filed with the Secretary of State of the State of Delaware;

●	“MDLY Record Date” refers to the record date for determination of the MDLY Stockholders of record entitled to vote at the MDLY Special Meeting, which is the close of business on [ ], 2018;

●	“MDLY RSUs” refers to the outstanding restricted stock units of MDLY not previously forfeited under the MDLY Incentive Plan;

●	“MDLY Special Committee” refers to the special committee of the MDLY Board, comprised solely of independent directors of MDLY;

●	“MDLY Special Meeting” refers to special meeting of MDLY Stockholders to which the Joint Proxy Statement/Prospectus relates;

●	“MDLY Stockholders” refers to the holders of MDLY Common Stock;

●	“Medley” refers, collectively, to the activities and operations of Medley Capital LLC, Medley LLC, MDLY, Medley Group LLC, and associated investment funds and their respective affiliates;

●	“Medley Advisors” refers to Medley LLC and its subsidiaries;

●	“Medley LLC” refers to Medley LLC, excluding its subsidiaries;

●	“Medley LLC Restricted Units” refers to the restricted Medley LLC Unit outstanding and not previously forfeited;

●	“Medley LLC Units” refers to the limited liability company units of Medley LLC;

●	“Medley LLC Unitholders” refers to the holders of Medley LLC Units;

●	“Merger Sub” refers to Sierra Management, Inc., a wholly owned subsidiary of Sierra;

●	“Merger Sub Bylaws” refers to the Bylaws of Merger Sub;

●	“Merger Sub Certificate” refers to the Certificate of Incorporation of Merger Sub;

●	“Merger Sub Common stock” refers to common stock, par value $0.001 per share, of Merger Sub;

●	“Mergers” refers, collectively, to the MCC Merger and the MDLY Merger;

●	“MGCL” refers to the Maryland General Corporation Law;

●	“NAV” refers to net asset value;

●	“NYSE” refers to the New York Stock Exchange;

●	“RIC” refers to a regulated investment company;

●	“Sarbanes-Oxley Act” refers to the Sarbanes-Oxley Act of 2002, as amended;

●	“SBA” refers to the Small Business Administration;

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●	“SBIC Subsidiary” refers to Medley SBIC, LP;

●	“SEC” refers to the U.S. Securities and Exchange Commission;

●	“Securities Act” refers to the Securities Act of 1933, as amended;

●	“SIC Advisors” refers to SIC Advisors LLC, Sierra’s investment adviser;

●	“Sierra” refers to Sierra Income Corporation, a non-traded BDC;

●	“Sierra Administration Agreement” refers to the Administration Agreement by and between Sierra and Medley Capital LLC, dated as of April 5, 2012;

●	“Sierra Board” refers to the board of directors of Sierra;

●	“Sierra Bylaws” refers to Bylaws of Sierra;

●	“Sierra Charter” refers to the Second Articles of Amendment and Restatement of Sierra;

●	“Sierra Charter Amendments” refers, collectively, to the Third Articles of Amendment and Restatement of Sierra and the Articles of Amendment to the Third Articles of Amendment and Restatement of Sierra;

●	“Sierra Common Stock” refers to common stock, par value $0.001 per share, of Sierra;

●	“Sierra Incentive Plan” refers to the Sierra Income Corporation 2018 Equity Omnibus Plan;

●	“Sierra Investment Advisory Agreement” refers to the Investment Advisory Agreement by and between Sierra and SIC Advisors, dated April 5, 2012;

●	“Sierra Record Date” refers to the record date for determination of the Sierra Stockholders of record entitled to vote at the Sierra Special Meeting, which is the close of business on [ ], 2018;

●	“Sierra Special Committee” refers to the special committee of the Sierra Board, compromised solely of independent directors of Sierra;

●	“Sierra Special Meeting” refers to the special meeting of Sierra Stockholders to which the Joint Proxy Statement/Prospectus relates;

●	“Sierra Stockholders” refers to the holders of Sierra Common Stock;

●	“Special Dividends” refers to, collectively, the First Special Dividend (as such term is defined in “Description of the MDLY Merger Agreement — Merger Consideration”), the Second Special Dividend (as such term is defined in “Description of the MDLY Merger Agreement — Merger Consideration”) and the Dividend Equivalent Rights;

●	“TASE” refers to the Tel Aviv Stock Exchange; and

●	“Tax Receivable Agreement” refers to that certain Tax Receivable Agreement, dated as of September 23, 2014, among MDLY and the Medley LLC Unitholders (other than MDLY).

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QUESTIONS & ANSWERS ABOUT THE SIERRA SPECIAL MEETING, THE MCC SPECIAL

MEETING, THE MDLY SPECIAL MEETING, THE MERGERS, AND RELATED MATTERS

The following are some questions that you may have regarding the Sierra Special Meeting, the MCC Special Meeting, the MDLY Special Meeting, the Mergers and the proposals being considered at those meetings, along with brief answers to those questions. The questions and answers below highlight only selected information from this Joint Proxy Statement/Prospectus. They do not contain all of the information that may be important to you. You should carefully read this entire Joint Proxy Statement/Prospectus to fully understand the MCC Merger Agreement, the MDLY Merger Agreement, the Mergers, the Sierra Incentive Plan, the proposed Sierra Charter Amendments, the Combined Company Investment Advisory Agreement, and related matters, and the voting procedures for the Sierra Special Meeting, the MCC Special Meeting, and the MDLY Special Meeting.

Q:	Why am I receiving this Joint Proxy Statement/Prospectus?

A:            The Mergers are dependent upon the satisfaction of certain conditions, including but not limited to, the approval of the Mergers by the Sierra Stockholders, the approval of the MCC Merger by the MCC Stockholders, and the approval of the MDLY Merger by the MDLY Stockholders. Sierra, MCC and MDLY are sending this Joint Proxy Statement/Prospectus to their respective stockholders to help them decide how to vote their shares of Sierra Common Stock, MCC Common Stock, and MDLY Common Stock at the Sierra Special Meeting, the MCC Special Meeting, and the MDLY Special Meeting, respectively.

Q:	What will happen in the Mergers?

A:            Pursuant to the MCC Merger Agreement, MCC will, on the terms and subject to the conditions set forth in the MCC Merger Agreement, merge with and into Sierra, with Sierra as the surviving company in the MCC Merger. Pursuant to the MDLY Merger Agreement, MDLY will, on the terms and subject to the conditions set forth in the MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub as the surviving company in the MDLY Merger. Prior to the MDLY Merger, all outstanding Medley LLC Units (other than those held by MDLY) will be converted into MDLY Class A Common Stock such that, in the MDLY Merger, Sierra will acquire 100% of the outstanding equity of MDLY and Merger Sub will continue its existence as a wholly owned subsidiary of Sierra. As a result of the Mergers, the investment portfolios of Sierra and MCC will be combined and the investment management function relating to the operation of the Combined Company will be internalized. See “— What will the Combined Company look like following the completion of the Mergers?”

Q:	What will the MCC Stockholders and the MDLY Stockholders receive in the Mergers?

A:            MCC: In the MCC Merger, each share of MCC Common Stock issued and outstanding immediately prior to the MCC Merger Effective Time (other than the Excluded MCC Shares) will be converted into the right to receive 0.8050 shares of Sierra Common Stock (collectively, the “MCC Merger Shares” and, such ratio, the “MCC Exchange Ratio”); provided that cash will be paid in lieu of fractional shares of Sierra Common Stock otherwise issuable in the MCC Merger in an amount equal to the relevant fraction of a share (after taking into account all shares of MCC Common Stock held by such holder at the MCC Merger Effective Time and rounded to the nearest thousandth when expressed in decimal form) multiplied by the most recently determined NAV per share of Sierra Common Stock. The MCC Merger Shares and such cash payable in lieu of fractional shares of Sierra Common Stock is referred to collectively as the “MCC Merger Consideration.”

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MDLY: In the MDLY Merger, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than “dissenting shares” (as discussed below and under “Description of the MDLY Merger Agreement — Appraisal Rights”) and Excluded MDLY Shares) will be converted into the right to receive (i) 0.3836 shares of Sierra Common Stock (collectively, the “MDLY Merger Shares” and, such ratio, the “MDLY Exchange Ratio”); plus (ii) cash in an amount equal to $3.44 per share (the “MDLY Merger Cash Consideration”); plus (iii) the First Dividend Shortfall Amount (defined below), if any and if applicable; plus (iv) the Second Dividend Shortfall Amount (defined below), if any and if applicable; provided that cash will be paid in lieu of fractional shares of Sierra Common Stock otherwise issuable in the MDLY Merger in an amount equal to the relevant fraction of a share (after taking into account all shares of MDLY Class A Common Stock held by such holder at the MDLY Merger Effective Time and rounded to the nearest thousandth when expressed in decimal form) multiplied by $7.27, which was the NAV per share of Sierra Common Stock as of June 30, 2018.

Under the MDLY Merger Agreement, (a) MDLY will cause Medley LLC to declare a dividend to all Medley LLC Unitholders, including MDLY, in an amount equal to the lesser of (i) $0.35 per Medley LLC Unit, and (ii) the maximum dividend per Medley LLC Unit that Medley LLC may make based on its available cash at the time of such declaration of such dividend, and (b) the MDLY Board will declare a dividend to all holders of shares of MDLY Class A Common Stock in an amount per share equal to the lesser of (i) $0.35 per share of MDLY Class A Common Stock, and (ii) the maximum dividend per share of MDLY Class A Common Stock that MDLY may make based on its available cash at the time of declaration of such dividend (collectively, the “First Special Dividend”) with the amounts payable in respect of each Medley LLC Unit and each share of MDLY Class A Common Stock in all events being equal, and (c) the MDLY Board will declare prior to the MDLY Merger Effective Time, and pay after the MDLY Merger Effective Time, a dividend (the “Second Special Dividend”) in an amount equal to the lesser of (i) $0.30 per share of MDLY Class A Common Stock and (ii) the maximum dividend per share of MDLY Class A Common Stock that MDLY may make based on its available cash at the time of declaration of such dividend.

The record date for determining the Medley LLC Unitholders or shares of MDLY Class A Common Stock entitled to payment of the First Special Dividend will be the close of business on the second business day immediately preceding the MDLY Merger Closing Date and the First Special Dividend will be paid (either by Medley LLC or MDLY, but without duplication as to the recipients thereof) on the business day immediately prior to the MDLY Merger Closing Date. Holders of outstanding MDLY RSUs will receive Dividend Equivalent Rights with respect to the First Special Dividend in accordance with the terms of the MDLY Incentive Plan and the related restricted stock unit award agreements. The record date for determining the holders of shares of MDLY Class A Common Stock entitled to payment of the Second Special Dividend will be the close of business on the business day immediately preceding the MDLY Merger Closing Date and the Second Special Dividend will be payable on the business day immediately following the MDLY Merger Closing Date.

In the event the First Special Dividend is less than $0.35 per share, the Medley LLC Unitholders and MDLY Class A Common Stock issued and outstanding on the record date for the First Special Dividend and certain MDLY RSUs issued and outstanding on the payment date for the First Special Dividend (and, in each case, who hold MDLY Class A Common Stock issued and outstanding immediately preceding the MDLY Merger Effective Time) will, as part of the consideration to be paid in the MDLY Merger, be entitled to a cash payment in an amount equal to the difference between $0.35 per share and the actual per share amount of the First Special Dividend (the “First Dividend Shortfall Amount”). In the event the Second Special Dividend is less than $0.30 per share, the holders of MDLY Class A Common Stock issued and outstanding on the record date for the Second Special Dividend (and who hold MDLY Class A Common Stock immediately preceding the MDLY Merger Effective Time) will, as part of the consideration to be paid in the MDLY Merger, be entitled to a cash payment in an amount equal to the difference between $0.30 per share and the actual per share amount of the Second Special Dividend (the “Second Dividend Shortfall Amount”). The shares of Sierra Common Stock to be issued in the MDLY Merger, together with the cash to be paid in lieu of fractional shares, the cash payment per share of MDLY Class A Common Stock, the First Dividend Shortfall Amount (if any) and the Second Dividend Shortfall Amount (if any) are referred to collectively as the “MDLY Merger Consideration.”

Also in the MDLY Merger, each share of MDLY Class B Common Stock, other than shares of MDLY Class B Common Stock that represent “dissenting shares” (as discussed below and under “Description of the MDLY Merger Agreement—Appraisal Rights”), issued and outstanding immediately prior to the MDLY Merger Effective Time will be cancelled and will cease to exist and no MDLY Merger Consideration or other amounts or consideration will be delivered in exchange therefor.

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Also as of the MDLY Merger Effective Time: (i) each MDLY RSU outstanding and not previously forfeited under the MDLY Incentive Plan, other than MDLY RSUs held by non-management directors of MDLY, will be converted into 0.8532 restricted stock units under the Sierra Incentive Plan; and (ii) the restrictions on each MDLY RSU outstanding and not previously forfeited under the MDLY Incentive Plan held by non-management directors of MDLY will lapse and the relevant MDLY RSU will be converted into one share of MDLY Class A Common Stock that will participate in the MDLY Merger on the same basis as the other individual holders of shares of MDLY Class A Common Stock, other than the right to receive the Second Special Dividend or the Second Dividend Shortfall Amount.

Q:	How will MCC Stockholders and the MDLY Stockholders receive the MCC Merger Consideration and the MDLY Merger Consideration, respectively?

A:            Following the Mergers, if you are a MCC Stockholder or MDLY Stockholder at the MCC Merger Effective Time or the MDLY Merger Effective Time, respectively, you will receive a letter of transmittal and instructions on how to obtain your portion of the MCC Merger Consideration or the MDLY Merger Consideration, as applicable. You will receive your respective portion of the MCC Merger Consideration or the MDLY Merger Consideration after the exchange agent for the Mergers receives your properly completed letter of transmittal and/or such other documents that may be required by such exchange agent.

Q:	What happens if the market price of MCC Common Stock or MDLY Class A Common Stock changes before the closing of the Mergers?

A:            No change will be made to the MCC Exchange Ratio or MDLY Exchange Ratio, as applicable, if the market prices of MCC Common Stock or MDLY Class A Common Stock change before the Mergers. Because the exchange ratios are fixed, the value of the consideration to be received by MCC Stockholders and MDLY Stockholders in the Mergers will depend on the market price of Sierra Common Stock immediately following the closing of the Mergers.

Q:	Is the exchange ratio subject to any other adjustment?

A:            MCC: If, between the date of the MCC Merger Agreement and the MCC Merger Effective Time, the outstanding shares of Sierra Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change (excluding sales of Sierra Common Stock, sales of Sierra equity-linked securities, and issuance of Sierra Common Stock pursuant to Sierra’s distribution reinvestment plan (the “Sierra Distribution Reinvestment Plan”) or otherwise in lieu of a portion of any cash dividend declared by Sierra), an appropriate and proportionate adjustment will be made to the MCC Exchange Ratio.

MDLY: If, between the date of the MDLY Merger Agreement and the MDLY Merger Effective Time, the outstanding shares of Sierra Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change (excluding sales of Sierra Common Stock, sales of Sierra equity-linked securities, and issuance of Sierra Common Stock pursuant to the Sierra Distribution Reinvestment Plan or otherwise in lieu of a portion of any cash dividend declared by Sierra), an appropriate and proportionate adjustment will be made to the MDLY Exchange Ratio.

Q:	Will the Sierra Common Stock be listed on a national securities exchange following the Mergers?

A:            Yes. If the Mergers are successfully consummated, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers.

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Q:	When and where are the stockholder meetings?

A:            Sierra: The Sierra Special Meeting will take place on [          ], 2018 at [    ], Eastern Time, at [            ].

MCC: The MCC Special Meeting will take place on [          ], 2018 at [    ], Eastern Time, at [            ].

MDLY: The MDLY Special Meeting will take place on [          ], 2018 at [    ], Eastern Time, at [            ].

Q:	What is happening at the Sierra Special Meeting, the MCC Special Meeting, and the MDLY Special Meeting?

A:            Sierra: Sierra Stockholders are being asked to consider and vote on the following matters at the Sierra Special Meeting:

●	a proposal to approve the MCC Merger;

●	a proposal to approve the MDLY Merger;

●	a proposal to approve the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable;

●	a proposal to adopt the Sierra Incentive Plan ;

●	proposals to adopt the Sierra Charter Amendments;

●	a proposal to approve the Combined Company Investment Advisory Agreement; and

●	a proposal to approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

MCC: MCC Stockholders are being asked to consider and vote on the following matters at the MCC Special Meeting:

●	a proposal to approve the adoption of the MCC Merger Agreement; and

●	a proposal to approve the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

MDLY: MDLY Stockholders are being asked to consider and vote on the following matters at the MDLY Special Meeting:

●	a proposal to approve the adoption of the MDLY Merger Agreement; and

●	a proposal to approve the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

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Q:	How do I vote?

A:            Sierra: If you are a holder of record of shares of Sierra Common Stock as of the close of business on the Sierra Record Date, you may vote on the applicable proposals by:

●	attending the Sierra Special Meeting in person as specified on the enclosed proxy card;

●	accessing the Internet website specified on the enclosed proxy card;

●	calling the toll-free number specified on the enclosed proxy card; or

●	signing and returning the enclosed proxy card in the postage-paid envelope provided.

All shares of Sierra Common Stock represented by properly executed proxies received in time for the Sierra Special Meeting will be voted in the manner specified by the Sierra Stockholders giving those proxies. Unless your shares are held in a brokerage account, if you sign, date and send the enclosed proxy card and do not indicate how you want to vote on a proposal, your proxy will be voted for each of the Sierra proposals.

If you hold shares of Sierra Common Stock in the name of a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee to ensure that your shares are represented at the Sierra Special Meeting.

MCC: If you are a holder of record of shares of MCC Common Stock as of the close of business on the MCC Record Date, you may vote on the applicable proposals by:

●	attending the MCC Special Meeting in person as specified on the enclosed proxy card;

●	accessing the Internet website specified on the enclosed proxy card;

●	calling the toll-free number specified on the enclosed proxy card; or

●	signing and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

All shares of MCC Common Stock represented by properly executed proxies received in time for the MCC Special Meeting will be voted in the manner specified by the MCC Stockholders giving those proxies. Unless your shares are held in a brokerage account, if you sign, date and send the enclosed proxy card and do not indicate how you want to vote on a proposal, your proxy will be voted for each of the MCC proposals.

If you hold shares MCC Common Stock in the name of a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee to ensure that your shares are represented at the MCC Special Meeting.

MDLY: If you are a holder of record of shares of MDLY Common Stock as of the close of business on the MDLY Record Date, you may vote on the applicable proposals by:

●	attending the MDLY Special Meeting in person as specified on the enclosed proxy card;

●	accessing the Internet website specified on the enclosed proxy card;

●	calling the toll-free number specified on the enclosed proxy card; or

●	signing and returning the enclosed proxy card in the postage-paid envelope provided.

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All shares of MDLY Common Stock represented by properly executed proxies received in time for the MDLY Special Meeting will be voted in the manner specified by the MDLY Stockholders giving those proxies. Unless your shares are held in a brokerage account, if you sign, date and send the enclosed proxy card and do not indicate how you want to vote on a proposal, your proxy will be voted for each of the MDLY proposals.

If you hold shares of MDLY Common Stock in the name of a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee to ensure that your shares are represented at the MDLY Special Meeting.

Q:	If I am a Sierra Stockholder, a MCC Stockholder, or a MDLY Stockholder and some or all of my shares are held in a brokerage account, or in “street name,” will my broker vote my shares for me without instruction?

A:            Sierra: If your shares are held for your account by a broker, bank or other institution or nominee, your institution or nominee will NOT vote your shares unless you provide instructions to your institution or nominee on how to vote your shares.

For this reason, you should instruct your institution or nominee how to vote your shares by following the voting instructions provided by your institution or nominee or arrange to attend the Sierra Special Meeting and vote your shares electronically. If you do not provide your broker with instructions or attend the Sierra Special Meeting, it will have the same effect as a vote “AGAINST” (1) the approval of the MCC Merger, (2) the approval of the MDLY Merger, (3) the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable, (4) the adoption of the Sierra Incentive Plan, (5) the adoption of the Sierra Charter Amendments, and (6) the approval of the Combined Company Investment Advisory Agreement. Sierra Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares electronically at the Sierra Special Meeting only if you obtain proper written authority from your broker, bank or other institution or nominee prior to voting.

MCC: If your shares are held for your account by a broker, bank or other institution or nominee, your institution or nominee will NOT vote your shares unless you provide instructions to your institution or nominee on how to vote your shares.

For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the MCC Special Meeting and vote your shares in person. If you do not provide your broker with instructions or attend the MCC Special Meeting, it will have the same effect as a vote “AGAINST” the proposal to approve the adoption of the MCC Merger Agreement. MCC Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares electronically at the MCC Special Meeting only if you obtain proper written authority from your broker, bank or other institution or nominee prior to voting.

MDLY: If your shares are held for your account by a broker, bank or other institution or nominee, your institution or nominee will NOT vote your shares unless you provide instructions to your institution or nominee on how to vote your shares.

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For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the MDLY Special Meeting and vote your shares in person. If you do not provide your broker with instructions or attend the MDLY Special Meeting, it will have the same effect as a vote “AGAINST” the proposal to approve the adoption of the MDLY Merger Agreement. MDLY Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares electronically at the MDLY Special Meeting only if you obtain proper written authority from your broker, bank or other institution or nominee prior to voting.

Q:	What if I do not vote, including if I attend the applicable stockholder meeting and abstain or do not vote?

A:            Sierra: If you do not attend the Sierra Special Meeting in person or by proxy, your shares will not be counted for the purpose of determining whether a quorum exists at the Sierra Special Meeting. If you attend the Sierra Special Meeting but do not vote or you abstain from voting, your shares will still be counted for the purpose of determining whether a quorum exists.

With respect to (1) the proposal to approve the MCC Merger, (2) the proposal to approve the MDLY Merger, (3) the proposal to adopt the Sierra Incentive Plan, (4) the proposals to adopt the Sierra Charter Amendments, and (5) the proposal to approve the Combined Company Investment Advisory Agreement, a vote to “ABSTAIN” or failure to vote at the Sierra Special Meeting will have the effect of a vote “AGAINST” each such proposal.

With respect to the proposal to approve the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable, failure to (1) return your proxy card, (2) instruct the proxy solicitor on how to cast your vote by telephone or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the Sierra Special Meeting (i) will have the effect of a vote “AGAINST” the proposal for purposes of determining whether the proposal has been approved by a majority of the holders of (1) the outstanding shares of Sierra Common Stock and (2) the outstanding shares of Sierra Common Stock held by persons who are not affiliated persons of Sierra. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Sierra Board would need to make certain determinations as required under the Investment Company Act. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” the proposal.

With respect to the proposal to approve any adjournments of the Sierra Special Meeting, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the Sierra proposals, a vote to “ABSTAIN” or failure to vote at the Sierra Special Meeting will not be counted as a vote cast and will have no effect on the outcome of the proposal.

MCC: If you do not attend the MCC Special Meeting in person or by proxy, your shares will not be counted for the purpose of determining whether a quorum exists at the MCC Special Meeting. If you attend in the MCC Special Meeting but do not vote or you abstain from voting, your shares will still counted for the purpose of determining whether a quorum exists.

With respect to the proposal to approve the adoption of the MCC Merger Agreement, a vote to “ABSTAIN” or failure to vote at the MCC Special Meeting will have the effect of a vote “AGAINST” the proposal. With respect to the proposal to approve any adjournments of the MCC Special Meeting, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement, a vote to “ABSTAIN” or failure to vote at the MCC Special Meeting will not be counted as a vote cast and will have no effect on the outcome of the proposal.

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MDLY: If you do not attend the MDLY Special Meeting in person or by proxy, your shares will not be counted for the purpose of determining whether a quorum exists at the MDLY Special Meeting. If you attend in the MDLY Special Meeting but do not vote or you abstain from voting, your shares will still counted for the purpose of determining whether a quorum exists.

With respect to the proposal to approve the adoption of the MDLY Merger Agreement, a vote to “ABSTAIN” or failure to vote at the MDLY Special Meeting will have the effect of a vote “AGAINST” the proposal. With respect to the proposal to approve any adjournments of the MDLY Special Meeting, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement, a vote to “ABSTAIN” or failure to vote at the MDLY Special Meeting will not be counted as a vote cast and will have no effect on the outcome of the proposal.

Q:	What constitutes a quorum at the stockholder meetings?

A:            Sierra: The presence, in person or by proxy, of the holders of one-third of issued and outstanding shares of Sierra Common Stock as of the Sierra Record Date will constitute a quorum for the purposes of the Sierra Special Meeting.

MCC: The presence, in person or by proxy, of the holders of a majority of issued and outstanding shares of MCC Common Stock as of the MCC Record Date will constitute a quorum for the purposes of the MCC Special Meeting.

MDLY: The presence, in person or by proxy, of the holders of a majority in voting power of MDLY Common Stock issued and outstanding as of the MDLY Record Date will constitute a quorum for the purposes of the MDLY Special Meeting.

Q:	How do the boards of directors of Sierra, MCC and MDLY recommend that I vote?

A:            Sierra: Based upon the recommendation of the Sierra Special Committee, the Sierra Board unanimously recommends Sierra Stockholders vote “FOR” each of the Sierra proposals.

MCC: Based upon the recommendation of the MCC Special Committee, the MCC Board unanimously recommends MCC Stockholders vote “FOR” the approval of the adoption of the MCC Merger Agreement and “FOR” the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

MDLY: Based upon the recommendation of the MDLY Special Committee, the MDLY Board unanimously recommends MDLY Stockholders vote “FOR” the approval of the adoption of the MDLY Merger Agreement and “FOR” the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

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Q:	What Sierra Stockholder vote is required to approve the Sierra proposals?

A:           With regard to Sierra Proposal #1 (approval of MCC Merger), and Sierra Proposal #2 (approval of MDLY Merger) the holders of a majority of the outstanding shares of Sierra Common Stock as of the Sierra Record Date must affirmatively vote “FOR” in order for it to be approved. Because the vote on each proposal is based on the total number of shares of Sierra Common Stock outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

With regard to Sierra Proposal #3 (issuance of Sierra Common Stock pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement), under the Investment Company Act, Sierra is not permitted to issue shares of Sierra Common Stock at a price below the then current NAV per share unless such issuance is approved by a majority of the holders of (1) the outstanding shares of Sierra Common Stock and (2) the outstanding shares of Sierra Common Stock held by persons who are not affiliated persons of Sierra. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Sierra Board would need to make certain determinations as required under the Investment Company Act. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” the proposal. See “The Special Meeting of Sierra—Vote Required” for more information on Sierra Proposal #3.

With regard to Sierra Proposal #4 (adoption of the Sierra Incentive Plan), the majority of the votes cast by the holders of Sierra Common Stock as of the Sierra Record Date present or represented by proxy at the Sierra Special Meeting must affirmatively vote “FOR” Sierra Proposal #4 in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions have the same effect as votes cast against the proposal, while “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.

With regard to Sierra Proposal #5 (adoption of the Sierra Charter Amendments), the requisite Sierra Stockholder approval is dependent on the particular Sierra Charter Amendment being considered, as described below.

●	The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of each of Charter Amendment Proposals #5(A)(i) through (A)(xi) in order for it to be approved. Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” each of Charter Amendment Proposals #5(A)(i) through (A)(xi).

●	The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(B). Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” Charter Amendment Proposal #5(B).

●	The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(C). Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” Charter Amendment Proposal #5(C).

●	The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(D). Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” Charter Amendment Proposal #5(D).

●	The holders of shares of Sierra Common Stock entitled to cast at least two-thirds of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(E). Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” Charter Amendment Proposal #5(E).

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With regard to Sierra Proposal #6 (approval of the Combined Company Investment Advisory Agreement), a majority of the holders of (1) the outstanding shares of Sierra Common Stock as of the Sierra Record Date and (2) the outstanding shares of Sierra Common Stock as of the Sierra Record Date held by persons who are not affiliated persons of Sierra, each must affirmatively vote “FOR” the proposal in order for it to be approved. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

Q:	What MCC Stockholder vote is required to approve MCC Proposal #1 (approval of the adoption of the MCC Merger Agreement)?

A:            A majority of the outstanding shares of MCC Common Stock as of the MCC Record Date must affirmatively vote “FOR” MCC Proposal #1 in order for it to be approved. Because the vote on the proposal is based on the total number of shares of MCC Common Stock outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

Q:	What MDLY Stockholder vote is required to approve MDLY Proposal #1 (approval of the adoption of the MDLY Merger Agreement)?

A:            The holders of a majority of the voting power of the outstanding shares of MDLY Common Stock as of the MDLY Record Date must affirmatively vote “FOR” MDLY Proposal #1 in order for it to be approved. Because the vote on the proposal is based on the total number of shares of MDLY Common Stock outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

Q:	How were the actual and potential conflicts of interests addressed in consideration of the approval of the Mergers?

A:            Various safeguards were implemented to protect against actual and potential conflicts of interests in light of the fact that the Mergers required agreement among Management and three affiliated, separate and distinct public entities, one of which, MDLY, is controlled by Management through majority equity ownership and two of which, Sierra and MCC, are managed by subsidiaries of MDLY. In order to mitigate such conflicts, each of the Sierra Board, the MCC Board, and the MDLY Board formed a special committee, comprised solely of independent directors of each respective board. Each of the Sierra Special Committee, MCC Special Committee and MDLY Special Committee exercised the authority, granted by each respective board, to hire advisors that it deemed appropriate, including in each case its own independent legal counsel and independent financial advisor. For a more detailed discussion of the processes undertaken to mitigate Management’s conflicts of interests and role in the Mergers, see “Description of the Mergers—Background of the Mergers—Management’s Conflicts of Interests and Role in the Mergers.” For a more detailed description of the process undertaken by each of the Sierra Special Committee, the MCC Special Committee, and the MDLY Special Committee, see “Description of the Mergers — Background of the Mergers — Sierra,” “Description of the Mergers — Background of the Mergers — MCC”, and “Description of the Mergers — Background of the Mergers — MDLY.”

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Q:	Did the Sierra Special Committee, the MCC Special Committee, the MDLY Special Committee, and the MDLY Board receive opinions from financial advisors regarding the merger consideration?

A:            Sierra: Yes. For more information, see “Description of the Mergers — Opinion of Financial Advisor to the Sierra Special Committee.”

MCC: Yes. For more information, see “Description of the Mergers — Opinion of Financial Advisor to the MCC Special Committee.”

MDLY: Yes. For more information, see “Description of the Mergers — Opinion of Financial Advisor to the MDLY Special Committee” and “Description of the Mergers — Opinion of Financial Advisor to the MDLY Board.”

Q:	Who is responsible for paying the expenses relating to completing the Mergers, including the preparation of this Joint Proxy Statement/Prospectus and the solicitation of proxies?

A:            In general, Sierra, MCC, and MDLY will each be responsible for its own fees and expenses incurred in connection with the MCC Merger Agreement and the MDLY Merger Agreement and the transactions contemplated thereby, including the completion of the MCC Merger and the MDLY Merger, as the case may be, irrespective of whether the Mergers are completed. However, the costs and expenses of preparing, filing, printing and mailing this Registration Statement on Form N-14 and related Joint Proxy Statement/Prospectus, all other filing fees and amounts paid to the SEC in connection with the Mergers, and the fees of any filings under the HSR Act, will be borne equally by Sierra, MCC, and MDLY. See “Description of the MCC Merger Agreement — Expenses and Fees” and “Description of the MDLY Merger Agreement — Expenses and Fees.”

Q:	Will I receive dividends after the effective time of the MCC Merger and the MDLY Merger?

A:            To the extent Sierra, as the Combined Company, declares and pays dividends on the Sierra Common Stock, all holders of Sierra Common Stock (including former holders of MCC Common Stock and MDLY Class A Common Stock) as of the relevant record dates will be entitled to receive such dividends. However, no dividends or other distributions declared with respect to Sierra Common Stock to stockholders of record on or after the MCC Merger Effective Time or MDLY Merger Effective Time will be paid to the holder of any unsurrendered certificate of MCC Common Stock or MDLY Class A Common Stock, as applicable, unless and until the holder thereof has surrendered such certificate in accordance with the terms of the relevant merger agreement. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such certificate, the record holder of such certificate will be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the effective time theretofore payable with respect to the whole shares of Sierra Common Stock represented by such certificate and not paid to the relevant stockholder prior to the date of surrender, and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to whole shares of Sierra Common Stock represented by such certificate with a record date after the effective time (but before such surrender date) and with a payment date subsequent to the surrender date. For a history of the dividends and distributions paid by Sierra, MCC, and MDLY, see “Market Price, Dividend and Distribution Information.”

Q:	Are there any conditions to the MCC Merger Closing that must be satisfied for the MCC Merger to be completed?

A:            Yes. In addition to the approvals of the Sierra Stockholders and MCC Stockholders described herein, there are a number of conditions that must be satisfied or waived for the MCC Merger to be consummated, including (a) authorization of the listing of the outstanding shares of Sierra Common Stock and the shares of Sierra Common Stock to be issued in the Mergers on the NYSE (b) obtaining an exemptive order from the SEC in connection with the Mergers, (c) Sierra making or obtaining any required filings and approvals under applicable “Blue Sky” laws, (d) approval of the SBA for the debentures issued by the SBIC Subsidiary to remain outstanding, (e) expiration or termination of any applicable waiting period (and any extension thereof) under the HSR Act, (f) entry by Sierra into the Combined Company Investment Advisory Agreement, (g) Sierra and MCC terminating their respective existing investment management agreements, (h) receipt of certain third party consents and approvals relating to joint venture arrangements of Sierra and MCC and certain consents relating to private funds and managed accounts of MDLY, (i) confirmation from the SEC that Merger Sub will, following the MDLY Merger be treated as a portfolio investment and will not be consolidated on the Combined Company’s financial statements, (j) delivery by MCC to Sierra of fully executed copies of all consents and approvals required in order to keep MCC’s existing debt documents (and the amounts outstanding thereunder), other than those relating to MCC’s revolving credit facility and term loan (each of MCC’s revolving credit facility and term loan has been satisfied and terminated in accordance with its terms), in full force and effect in accordance with their terms as of the date of the MCC Merger Agreement without any breach or violation thereof, and (k) other customary closing conditions. See “Description of the MCC Merger Agreement—Conditions to the MCC Merger.”

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Q:	Are there any conditions to the MDLY Merger Closing that must be satisfied for the MDLY Merger to be completed?

A:            Yes. In addition to the approvals of the Sierra Stockholders and MDLY Stockholders described herein, there are a number of conditions that must be satisfied or waived for the MDLY Merger to be consummated, including (a) authorization of the listing of the outstanding shares of Sierra Common Stock and the shares of Sierra Common Stock to be issued in the Mergers on the NYSE, (b) obtaining an exemptive order from the SEC in connection with the Mergers, (c) Sierra making or obtaining any required filings and approvals under applicable “Blue Sky” laws, (d) expiration or termination of any applicable waiting period (and any extension thereof) under the HSR Act, (e) on (and not sooner than) the MDLY Merger Closing Date, conversion of all issued and outstanding Medley LLC Units (including Medley LLC Restricted Units that have vested) other than Medley LLC Units held by MDLY, into MDLY Class A Common Stock in accordance with the Exchange Agreement, (f) execution, delivery and effectiveness of the Tax Receivable Termination Agreement, (g) MDLY obtaining written consents relating to the continuation, following the MDLY Merger Effective Time, of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended as of June 30, 2018, (h) confirmation from the SEC in a manner reasonably acceptable to the parties that the equity of Merger Sub will, following the MDLY Merger, be treated as a portfolio investment of the Combined Company and reflected in the Combined Company’s consolidated financial statements at fair value for accounting purposes, and that Merger Sub’s financial results will not be consolidated into the Combined Company’s financial statements, (i) delivery by Medley LLC to Sierra of fully executed copies of all consents and approvals required in order to keep the Medley LLC outstanding indebtedness and the Medley LLC debt documents (other than those relating to Medley LLC’s credit facility with City National Bank) in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof, (j) Sierra (1) taking all actions, and executing all documents, reasonably required of Sierra by the holders of Medley LLC indebtedness in order to keep the Medley LLC indebtedness outstanding and the Medley LLC debt documents (other than those relating to Medley LLC’s credit facility with City National Bank) in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof; provided, however, neither Sierra nor any of its subsidiaries will be obligated to provide any guarantees or other credit support for any such Medley LLC indebtedness, and (2) taking all actions, and executing all documents, reasonably required of Sierra in order to keep the indebtedness represented by Sierra’s debt documents outstanding and the Sierra debt documents in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof, (k) entry by specified executives into employment agreements, effective at the MDLY Merger Effective Time, on terms set forth in the MDLY Merger Agreement, and (l) other customary closing conditions. See “Description of the MDLY Merger Agreement — Conditions to the MDLY Merger” and “Description of the MDLY Merger Agreement — Conditions to the MDLY Merger.”

Q:	How will the Combined Company be managed following the completion of the Mergers?

A:            On November 6, 2018, the Sierra Board took the necessary actions to appoint individuals to serve as directors and executive officers of the Combined Company. Effective as of the closing of the Mergers, the following actions will occur with respect to the Combined Company Board: (1) Seth Taube will resign from his positions as a director and Chief Executive Officer of Sierra, (2) Brook Taube will be appointed as Chief Executive Officer and Chief Investment Officer of the Combined Company and Chairman of the Combined Company Board, and (3) Karin Hirtler-Garvey and John E. Mack, each of whom are currently independent directors of MCC, will become independent directors of the Combined Company. The current independent directors of Sierra, Oliver T. Kane, Valerie Lancaster-Beal, and Stephen R. Byers, will continue as directors of the Combined Company Board.

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Effective as of the closing of the Mergers, the following persons will serve as the Combined Company’s executive officers or key employees in the following capacities:

Name	Position(s) Held
Brook Taube	Chief Executive Officer, Chief Investment Officer and Chairman of the Combined Company Board
Seth Taube	Vice Chairman, Senior Executive Vice President, and Senior Managing Director
Jeff Tonkel	President

Richard T. Allorto, Jr.	Chief Financial Officer, Treasurer, Senior Executive Vice President, and Senior Managing Director
John D. Fredericks	General Counsel, Chief Compliance Officer, Secretary, Senior Executive Vice President, and Senior Managing Director
Samuel Anderson	Head of Capital Markets & Risk Management, Senior Executive Vice President, and Senior Managing Director
Christopher Taube	Head of Institutional Fundraising, Senior Executive Vice President, and Senior Managing Director

For more information regarding the management of the Combined Company, see “Information about the Combined Company — Management.”

Q:	How do Sierra’s investment objective and strategies differ from MCC’s investment objective and strategies?

A:            The following table presents a comparison of Sierra’s and MCC’s investment objectives and strategies:

	Sierra	MCC
Investment Objective	To generate current income, and to a lesser extent, long-term capital appreciation by primarily lending to and investing in the debt of privately-owned U.S. middle-market companies	To generate current income and capital appreciation by lending to privately-owned middle market companies, primarily through directly originated transactions

Investment Focus	First lien senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt	Senior secured first lien loans and senior secured second lien loans

Investment Range	Investment sizes will vary as Sierra’s capital base changes and will ultimately be at the discretion of SIC Advisors subject to oversight by the Sierra Board	Between $10 million and $50 million

Target Borrower	U.S. companies operating in a broad range of industries with annual revenue between $50 million and $1 billion	U.S. companies operating in a variety of industries with enterprise or asset values between $25 million and $250 million

Equity and Equity-Related Investments

May make equity investments in companies that Sierra believes will generate appropriate risk adjusted returns, although Sierra does not expect such investments to be a substantial portion of its portfolio

In connection with some of MCC’s investments, MCC receives warrants or other equity participation features

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Following the completion of the Mergers, the Combined Company’s investment objective and principal investment strategies will be same as Sierra’s current investment objective and principal investment strategies, as described above.

Q:	What will the Combined Company look like following the completion of the Mergers?

A:            Upon the completion of the Mergers, the investment management function relating to the operation of the Combined Company will be internalized and Merger Sub, as the surviving company in the MDLY Merger, will be a wholly owned subsidiary and wholly owned portfolio company of the Combined Company.

Simplified Structure before the Completion of the Mergers

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Simplified Structure Following the Completion of the Mergers

The following table presents the mix of investments for Sierra and MCC as of June 30, 2018 and pro forma for the Combined Company as of June 30, 2018:

	Actual Sierra	Actual MCC	Pro Forma Combined Company
Senior Secured First Lien Term Loans	51.5%	60.5%	55.1%
Senior Secured Second Lien Term Loans	19.5	7.5	14.8
Senior Secured First Lien Notes	4.4	3.2	3.9
Subordinated Notes	7.9	—	4.8
Unsecured Debt	—	0.2	0.1
Sierra / MCC Senior Loan Strategy JV I LLC	8.6	12.3	10.0
Equity/Warrants	8.1	16.3	11.3
Total	100.0	100.0%	100.0%

For information about Sierra’s and MCC’s total assets, total liabilities and NAV per share as of June 30, 2018 and the pro forma Combined Company’s total assets, total liabilities and NAV per share as of June 30, 2018, see “Unaudited Selected Pro Forma Consolidated Financial Data of the Combined Company.”

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Q:	What is expected to happen to annual expenses following the completion of the Mergers?

A:            As is shown in more detail in “Comparative Fees and Expenses,” and based on the assumptions described in that section, following the completion of the Mergers, the Companies expect that the Combined Company will achieve certain cost savings and synergies when the investment portfolios of Sierra and MCC are integrated and the businesses and administrative operations of Sierra, MCC, and MDLY are integrated. Such cost savings and synergies include the benefit of the dividend income that the Combined Company is expected to receive from Merger Sub for MCC Advisors’ services provided to the Combined Company. Accordingly, the Companies believe that estimated total pro forma combined expenses will be lower than Sierra’s and MCC’s combined historical expenses if such cost savings and synergies are achieved. There can be no assurance that such cost savings and synergies will be achieved. See “Comparative Fees and Expenses.”

Q:	What percentage of the Combined Company Common Stock will Sierra Stockholders, MCC Stockholders, and MDLY Stockholders own following the consummation of the Mergers?

A:            If the Mergers are completed, based on the number of shares of Sierra Common Stock issued and outstanding as of June 30, 2018, Sierra Stockholders will own approximately 63.5% of the outstanding Combined Company Common Stock, MCC Stockholders will own approximately 28.8% of the outstanding Combined Company Common Stock, and MDLY Stockholders will own approximately 7.7% of the outstanding Combined Company Common Stock.

Q:	Are the Sierra Stockholders, the MCC Stockholders, and the MDLY Stockholders able to exercise dissenters’ rights or appraisal rights?

A:            Sierra: Sierra Stockholders will not have the right to exercise dissenters’ rights of appraisal in connection with either the MCC Merger or the MDLY Merger.

MCC: MCC Stockholders will not have the right to exercise dissenters’ rights of appraisal in connection with the MCC Merger.

MDLY: MDLY Stockholders are entitled to appraisal rights under Section 262 of the DGCL in connection with the MDLY Merger, provided they follow the procedures and satisfy the conditions set forth in Section 262 of the DGCL. A copy of Section 262 of the DGCL is attached as Appendix L to this Joint Proxy Statement/Prospectus. Failure to strictly comply with Section 262 will result in the loss of appraisal rights. A proxy or vote against the MDLY Merger proposal will not be deemed an appraisal demand. Due to the complexity of the provisions of Section 262 of the DGCL, any MDLY Stockholder considering exercising its appraisal rights under Section 262 of the DGCL is urged to consult his, her or its own legal advisor. See “Description of the MDLY Merger Agreement — Appraisal Rights” and “Appraisal Rights of MDLY Stockholders.”

Q:	When do Sierra, MCC, and MDLY expect to complete the Mergers?

A:            While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, Sierra, MCC, and MDLY anticipate that the MCC Merger and the MDLY Merger will close in the fourth quarter of 2018 or first quarter of 2019. Sierra, MCC, and MDLY currently expect to complete the Mergers promptly following receipt of the required approvals at the Sierra Special Meeting, the MCC Special Meeting, and the MDLY Special Meeting and satisfaction of the other closing conditions set forth in the MCC Merger Agreement and the MDLY Merger Agreement, and as described above and in this Joint Proxy Statement/Prospectus.

Q:	Is the MCC Merger expected to be taxable to stockholders?

A:            For U.S. federal income tax purposes, the parties intend for and expect the MCC Merger to be treated as a tax-free reorganization. As a result, MCC Stockholders generally should not recognize gain or loss as result of the MCC Merger except to the extent that they receive cash in lieu of fractional shares of Sierra Common Stock.

Holders of MCC Common Stock should consult their own tax advisors concerning the tax consequences of the MCC Merger to them in light of their own unique circumstances.

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Q:	Is the MDLY Merger expected to be taxable to stockholders?

A:            For U.S. federal income tax purposes, the parties intend for and expect the MDLY Merger to be treated as a tax-free reorganization. As a result, MDLY Stockholders generally should not recognize gain or loss as result of the MDLY Merger except (i) they will recognize gain, but not loss, equal to the lesser of the cash received as result of MDLY Merger (including the First Dividend Shortfall Amount (if any) and the Second Dividend Shortfall Amount (if any)) and the gain in their MDLY Class A Common Stock, and (ii) to the extent that they receive cash in lieu of fractional shares of Sierra. The parties intend to treat the First Special Dividend and the Second Special Dividend as dividends for U.S. federal income tax purposes to the extent of MDLY’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. To the extent that the First Special Dividend and the Second Special Dividend exceed MDLY’s current and accumulated earnings and profits, the excess will first reduce a MDLY Stockholder’s basis in such stockholder’s MDLY Class A Common Stock, but not below zero, and then will be treated as gain from the sale of the MDLY Class A Common Stock.

Holders of MDLY Class A Common Stock should consult their own tax advisors concerning the tax consequences of the MDLY Merger to them in light of their own unique circumstances.

Q:	What happens if the Mergers are not completed?

A:            If the Mergers are not completed for any reason, including failure to receive the necessary stockholder approvals at the Sierra Special Meeting, the MCC Special Meeting or the MDLY Special Meeting, the MCC Stockholders and MDLY Stockholders will not receive any payment for their respective shares in connection with the Mergers. Instead, each of Sierra, MCC and MDLY will remain a separate public company. In addition, if the Mergers are not completed, the ongoing businesses of Sierra, MCC, and MDLY may be adversely affected due to negative reactions from the financial markets and from their respective customers if the anticipated benefits of the Mergers are not able to be realized. See “Risk Factors — Risks Relating to the Mergers — There can be no assurances when or if the Mergers will be completed” and “Risk Factors — Risks Relating to the Mergers — If the Mergers do not close, neither Sierra, MCC, nor MDLY will benefit from the expenses incurred in its pursuit.”

Under the MCC Merger Agreement, Sierra and MCC may be obligated, under certain circumstances, to pay the other party a termination fee of $6,000,000 in cash (the “MCC Merger Termination Fee”). See “Description of the MCC Merger Agreement — Termination Fees” for a discussion of the circumstances that could result in the payment of a termination fee under the MCC Merger Agreement. Under the MDLY Merger Agreement, Sierra and MDLY may be obligated, under certain circumstances, to pay the other party a termination fee of $5,350,000 in cash (the “MDLY Merger Termination Fee”). See “Description of the MDLY Merger Agreement — Termination Fees” for a discussion of the circumstances that could result in the payment of a termination fee under the MDLY Merger Agreement.

Q:	What do I need to do now?

A:            Sierra, MCC, and MDLY urge you to read carefully this entire Joint Proxy Statement/Prospectus, including its appendices, and vote your shares. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Q:	If I am a Sierra Stockholder, MCC Stockholder or a MDLY Stockholder, what happens if I sell my shares before the Sierra Special Meeting, the MCC Special Meeting or the MDLY Special Meeting, respectively?

A:            The record date of the Sierra Special Meeting, the MCC Special Meeting, and the MDLY Special Meeting is earlier than the date the Mergers are expected to be completed. If you transfer your shares of Sierra Common Stock, MCC Common Stock, or MDLY Common Stock after the record date but before the closing of the Mergers, you will retain your right to vote at the applicable special meeting, but a MCC Stockholder or a MDLY Stockholder will have transferred the right to receive the MCC Merger Consideration or the MDLY Merger Consideration, as the case may be, payable for each share of MCC Common Stock or MDLY Common Stock, as the case may be. In order to receive the MCC Merger Consideration or MDLY Merger Consideration, as the case may be, you must hold your shares of MCC Common Stock or MDLY Common Stock through completion of the Mergers.

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Q:	If I want to change my vote, what can I do?

A:            You may change your vote at any time before the Sierra Special Meeting, the MCC Special Meeting and the MDLY Special Meeting, as applicable, takes place. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. You may also change your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card and simply authorizing a new proxy to vote your shares. The last recorded vote will be the vote that is counted. In addition, if you are a record holder or a beneficial holder who obtains legal proxy, you may elect to attend your special meeting, and vote in person, as described above.

Q:	If I am a MCC Stockholder or a MDLY Stockholder and my shares are represented by stock certificates, should I send them in now?

A:            No. MCC Stockholders or MDLY Stockholders should not send in their stock certificates at this time. If the Mergers are completed, Sierra’s exchange agent will send former MCC Stockholders and MDLY Stockholders a letter of transmittal explaining what they must do to exchange their shares of MCC Common Stock or MDLY Class A Common Stock, as applicable, for the MCC Merger Consideration or MDLY Merger Consideration payable to them.

Q:	Whom can I contact with any additional questions?

A:	Sierra and MCC:

Alliance Advisors LLC.

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

(833) 814-9451

MDLY:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

(888) 750-5834

Q:	Where can I find more information about Sierra, MCC, and MDLY?

A:            You can find more information about Sierra, MCC, and MDLY in the documents described under “Where You Can Find More Information.”

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SUMMARY

This summary highlights some of the information contained elsewhere in this Joint Proxy Statement/Prospectus. It is not complete and may not contain all of the information that you may want to consider. Sierra, MCC and MDLY urge you to read carefully this Joint Proxy Statement/Prospectus, its appendices and the documents referred to herein, including “Risk Factors” beginning on page 66 of this Joint Proxy Statement/Prospectus, for a more complete understanding of the Mergers and the various proposals you are being asked to consider at your stockholder meeting. See “Where You Can Find More Information” on page 737 of this Joint Proxy Statement/Prospectus. Each item in this summary includes a page reference directing you to a more complete description of that item.

Sierra and MCC Propose a Merger of MCC with and into Sierra and Sierra and MDLY Propose a Merger of MDLY with and into Merger Sub (see page 196 of this Joint Proxy Statement/Prospectus)

Subject to the terms and conditions of the MCC Merger Agreement and the MDLY Merger Agreement, the Mergers will result in the formation of an internally managed BDC, which will in turn wholly own a registered investment adviser. In the MCC Merger, MCC would, on the terms and subject to the conditions set forth in the MCC Merger Agreement, merge with and into Sierra, with Sierra continuing as the surviving company in the MCC Merger. In the MCC Merger, shares of MCC Common Stock will be converted into the right to receive 0.8050 shares of Sierra Common Stock. In the MDLY Merger, MDLY would, on the terms and subject to the conditions set forth in the MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub continuing as the surviving company in the MDLY Merger. In the MDLY Merger, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares and Excluded Shares) will be converted into the right to receive (A) 0.3836 shares of Sierra Common Stock; plus (B) cash in an amount equal to $3.44 per share. In addition, the holders of MDLY Class A Common Stock issued and outstanding on the applicable record dates will have the right to receive $0.35 per share of the First Special Dividend (or other payments) and $0.30 per share of the Second Special Dividend (or other payments), to the extent and as described more fully below, as well as regularly scheduled dividends through closing of the MDLY Merger. Each share of MDLY Class B Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares) will be canceled without consideration therefor.

Simplified Structure before the Completion of the Mergers

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Simplified Structure Following the Completion of the Mergers

If the Mergers are completed, based on the number of shares of Sierra Common Stock issued and outstanding as of June 30, 2018, Sierra Stockholders will own approximately 63.5% of the outstanding Combined Company Common Stock, MCC Stockholders will own approximately 28.8% of the outstanding Combined Company Common Stock, and MDLY Stockholders will own approximately 7.7% of the outstanding Combined Company Common Stock.

The MCC Merger Agreement and the MDLY Merger Agreement are attached as Appendix A and Appendix B to this Joint Proxy Statement/Prospectus, respectively, and are each incorporated by reference herein in its entirety. Sierra, MCC, and MDLY encourage their respective stockholders to read each of the MCC Merger Agreement and the MDLY Merger Agreement carefully and in its entirety, as it is the principal legal document governing the MCC Merger and the MDLY Merger, respectively.

The Parties to the Mergers

Sierra Income Corporation

280 Park Avenue, 6th Floor

New York, New York 10017

(212) 759-0777

Sierra is a non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a BDC under the Investment Company Act. Sierra is externally managed by SIC Advisors, which is a registered investment adviser with the SEC under the Advisers Act, and a majority owned subsidiary of MDLY.

Medley Capital Corporation

280 Park Avenue, 6th Floor

New York, New York 10017

(212) 759-0777

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MCC is a non-diversified closed-end management investment company incorporated in Delaware that has elected to be regulated as a BDC under the Investment Company Act. MCC is externally managed by MCC Advisors, which is a registered investment adviser with the SEC under the Advisers Act, and a majority owned subsidiary of MDLY.

The following table presents a comparison of Sierra’s and MCC’s investment objectives and strategies:

	Sierra	MCC
Investment Objective	To generate current income, and to a lesser extent, long-term capital appreciation by primarily lending to and investing in the debt of privately-owned U.S. middle-market companies	To generate current income and capital appreciation by lending to privately-owned middle market companies, primarily through directly originated transactions

Investment Focus	First lien senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt	Senior secured first lien loans and senior secured second lien loans

Investment Range	Investment sizes will vary as Sierra’s capital base changes and will ultimately be at the discretion of SIC Advisors subject to oversight by the Sierra Board	Between $10 million and $50 million

Target Borrower	U.S. companies operating in a broad range of industries with annual revenue between $50 million and $1 billion	U.S. companies operating in a variety of industries with enterprise or asset values between $25 million and $250 million

Equity and Equity-Related Investments

May make equity investments in companies that Sierra believes will generate appropriate risk adjusted returns, although Sierra does not expect such investments to be a substantial portion of its portfolio

In connection with some of MCC’s investments, MCC receives warrants or other equity participation features

Medley Management Inc.

280 Park Avenue, 6th Floor

New York, New York 10017

(212) 759-0777

MDLY, a Delaware corporation, is a publicly traded asset management firm, which is controlled by Medley Group LLC, an entity wholly owned by Management. MDLY manages three permanent capital vehicles, two of which are Sierra and MCC, and a credit interval fund, as well as long-dated private funds and SMAs, with a primary focus on senior secured credit.

Sierra Management, Inc.

280 Park Avenue, 6th Floor

New York, New York 10017

(212) 759-0777

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Merger Sub is a Delaware corporation and a newly formed wholly owned subsidiary of Sierra. Merger Sub was formed in connection with and for the sole purpose of the MDLY Merger, pursuant to which MDLY will merge with and into Merger Sub, with Merger Sub as the surviving company in the MDLY Merger.

For more information about the material terms of the Mergers and the principal terms of the MCC Merger Agreement and the MDLY Merger Agreement, see “Description of the Mergers,” “Description of the MCC Merger Agreement,” and “Description of the MDLY Merger Agreement.”

In the MCC Merger, MCC Stockholders will have the right to receive 0.8050 shares of Sierra Common Stock (see page 278 of this Joint Proxy Statement/Prospectus)

In the MCC Merger, each share of MCC Common Stock issued and outstanding immediately prior to the MCC Merger Effective Time (other than the Excluded MCC Shares) will be converted into the right to receive 0.8050 shares of Sierra Common Stock; provided that cash will be paid in lieu of fractional shares of Sierra Common Stock otherwise issuable in the MCC Merger in an amount equal to the relevant fraction of a share (after taking into account all shares of MCC Common Stock held by such holder at the MCC Merger Effective Time and rounded to the nearest thousandth when expressed in decimal form) multiplied by the most recently determined NAV per share of Sierra Common Stock. The MCC Merger Shares and such cash payable in lieu of fractional shares of Sierra Common Stock is referred to collectively as the “MCC Merger Consideration.” See “Description of the MCC Merger Agreement — Merger Consideration.”

In the MDLY Merger, holders of MDLY Class A Common Stock will receive 0.3836 shares of Sierra Common Stock for each share of MDLY Class A Common Stock, $3.44 per share and $0.65 per share of Special Dividends (or other payments), to the extent and as described more fully below, as well as regularly scheduled dividends through closing of the MDLY Merger (see page 299 of this Joint Proxy Statement/Prospectus)

In the MDLY Merger, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than “dissenting shares” (as discussed under “Description of the MDLY Merger Agreement — Appraisal Rights”) and Excluded MDLY Shares) will be converted into the right to receive (i) 0.3836 shares of Sierra Common Stock; plus (ii) cash in an amount equal to $3.44 per share (the “MDLY Merger Cash Consideration”); plus (iii) the First Dividend Shortfall Amount (defined below), if any and if applicable; plus (iv) the Second Dividend Shortfall Amount (defined below), if any and if applicable; provided that cash will be paid in lieu of fractional shares of Sierra Common Stock otherwise issuable in the MDLY Merger in an amount equal to the relevant fraction of a share (after taking into account all shares of MDLY Class A Common Stock held by such holder at the MDLY Merger Effective Time and rounded to the nearest thousandth when expressed in decimal form) multiplied by $7.27, which was the NAV per share of Sierra Common Stock as of June 30, 2018.

Under the MDLY Merger Agreement, (a) MDLY will cause Medley LLC to declare a dividend to all Medley LLC Unitholders, including MDLY, in an amount equal to the lesser of (i) $0.35 per Medley LLC Unit, and (ii) the maximum dividend per Medley LLC Unit that Medley LLC may make based on its available cash at the time of such declaration of such dividend, and (b) the MDLY Board will declare a dividend to all holders of shares of MDLY Class A Common Stock in an amount per share equal to the lesser of (i) $0.35 per share of MDLY Class A Common Stock, and (ii) the maximum dividend per share of MDLY Class A Common Stock that MDLY may make based on its available cash at the time of declaration of such dividend (collectively, the “First Special Dividend”) with the amounts payable in respect of each Medley LLC Unit and each share of MDLY Class A Common Stock in all events being equal, and (c) the MDLY Board will declare prior to the MDLY Merger Effective Time, and pay after the MDLY Merger Effective Time, a dividend (the “Second Special Dividend”) in an amount equal to the lesser of (i) $0.30 per share of MDLY Class A Common Stock and (ii) the maximum dividend per share of MDLY Class A Common Stock that MDLY may make based on its available cash at the time of declaration of such dividend.

The record date for determining the Medley LLC Unitholders or shares of MDLY Class A Common Stock entitled to payment of the First Special Dividend will be the close of business on the second business day immediately preceding the MDLY Merger Closing Date and the First Special Dividend will be paid (either by Medley LLC or MDLY, but without duplication as to the recipients thereof) on the business day immediately prior to the MDLY Merger Closing Date. Holders of outstanding MDLY RSUs will receive Dividend Equivalent Rights with respect to the First Special Dividend in accordance with the terms of the MDLY Incentive Plan and the related restricted stock unit award agreements. The record date for determining the holders of shares of MDLY Class A Common Stock entitled to payment of the Second Special Dividend will be the close of business on the business day immediately preceding the MDLY Merger Closing Date and the Second Special Dividend will be payable on the business day immediately following the MDLY Merger Closing Date.

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In the event the First Special Dividend is less than $0.35 per share, the Medley LLC Unitholders and MDLY Class A Common Stock issued and outstanding on the record date for the First Special Dividend and certain MDLY RSUs issued and outstanding on the payment date for the First Special Dividend (and, in each case, who hold MDLY Class A Common Stock issued and outstanding immediately preceding the MDLY Merger Effective Time) will, as part of the consideration to be paid in the MDLY Merger, be entitled to a cash payment in an amount equal to the difference between $0.35 per share and the actual per share amount of the First Special Dividend (the “First Dividend Shortfall Amount”). In the event the Second Special Dividend is less than $0.30 per share, the holders of MDLY Class A Common Stock issued and outstanding on the record date for the Second Special Dividend (and who hold MDLY Class A Common Stock immediately preceding the MDLY Merger Effective Time) will, as part of the consideration to be paid in the MDLY Merger, be entitled to a cash payment in an amount equal to the difference between $0.30 per share and the actual per share amount of the Second Special Dividend (the “Second Dividend Shortfall Amount”). The shares of Sierra Common Stock to be issued in the MDLY Merger, together with the cash to be paid in lieu of fractional shares, the cash payment per share of MDLY Class A Common Stock, the First Dividend Shortfall Amount (if any) and the Second Dividend Shortfall Amount (if any) are referred to collectively as the “MDLY Merger Consideration.”

Also in the MDLY Merger, each share of MDLY Class B Common Stock, other than shares of Class B Common Stock that represent “dissenting shares” (as discussed below and under “Description of the MDLY Merger Agreement—Appraisal Rights”), issued and outstanding immediately prior to the MDLY Merger Effective Time will be cancelled and will cease to exist and no MDLY Merger Consideration or other amounts or consideration will be delivered in exchange therefor.

Also as of the MDLY Merger Effective Time: (i) each MDLY RSU outstanding and not previously forfeited under the MDLY Incentive Plan, other than MDLY RSUs held by non-management directors of MDLY, will be converted into 0.8532 restricted stock units under the Sierra Incentive Plan; and (ii) the restrictions on each MDLY RSU outstanding and not previously forfeited under the MDLY Incentive Plan held by non-management directors of MDLY will lapse and the relevant MDLY RSU will be converted into one share of MDLY Class A Common Stock that will participate in the MDLY Merger on the same basis as the other individual holders of shares of MDLY Class A Common Stock, other than the right to receive the Second Special Dividend or the Second Dividend Shortfall Amount.

See “Description of the MDLY Merger Agreement — Merger Consideration.”

The Sierra Special Meeting (see page 180 of this Joint Proxy Statement/Prospectus)

The Sierra Special Meeting will take place on [    ], 2018 at [    ], Eastern Time, at [      ].

At the Sierra Special Meeting, Sierra Stockholders will be asked to consider and vote on the following proposals:

1)	a proposal to approve the MCC Merger;

2)	a proposal to approve the MDLY Merger;

3)	a proposal to approve the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable;

4)	a proposal to adopt the Sierra Incentive Plan;

5)	a proposal to adopt the Sierra Charter Amendments;

6)	a proposal to approve the Combined Company Investment Advisory Agreement; and

7)	a proposal to approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

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The Sierra Record Date for the Sierra Special Meeting is the close of business on [        ], 2018. As of the Sierra Record Date, there were [   ] shares of Sierra Common Stock outstanding and entitled to vote, held by approximately [   ] holders of record. The Sierra Record Date was established by the Sierra Board and only Sierra Stockholders as of such date are entitled to receive notice of the Sierra Special Meeting and to vote at the Sierra Special Meeting. In the event that the Sierra Special Meeting is adjourned or postponed, Sierra Stockholders as of the Sierra Record Date would be entitled to vote at the adjourned or postponed Sierra Special Meeting (unless the Sierra Board fixes a new record date for the Sierra Special Meeting). See “The Sierra Special Meeting.”

The MCC Special Meeting (see page 187 of this Joint Proxy Statement/Prospectus)

The MCC Special Meeting will take place on [     ], 2018 at [     ], Eastern Time, at [               ].

At the MCC Special Meeting, MCC Stockholders will be asked to consider and vote on the following proposals:

1)	a proposal to approve the adoption of the MCC Merger Agreement; and

2)	a proposal to approve the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

The MCC Record Date for the MCC Special Meeting is the close of business on [       ], 2018. As of the MCC Record Date, there were [              ] shares of MCC Common Stock outstanding and entitled to vote, held by approximately [           ] holders of record. The MCC Record Date was established by the MCC Board and only MCC Stockholders as of such date are entitled to receive notice of the MCC Special Meeting and to vote at the MCC Special Meeting. In the event that the MCC Special Meeting is adjourned or postponed, MCC Stockholders as of the MCC Record Date would be entitled to vote at the adjourned or postponed MCC Special Meeting (unless the MCC Board fixes a new record date for the MCC Special Meeting). See “The MCC Special Meeting.”

The MDLY Special Meeting (see page 191 of this Joint Proxy Statement/Prospectus)

The MDLY Special Meeting will take place on [      ], 2018 at [      ], Eastern Time, at [             ].

At the MDLY Special Meeting, MDLY Stockholders will be asked to consider and vote on the following proposals:

1)	a proposal to approve the adoption of the MDLY Merger Agreement; and

2)	a proposal to approve the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

The MDLY Record Date for the MDLY Special Meeting is the close of business on [               ], 2018. As of the MDLY Record Date, there were [               ] shares of MDLY Class A Common Stock outstanding and entitled to vote, held by approximately [               ] holders of record, that will carry an aggregate of [               ] votes at the MDLY Special Meeting and [               ] shares of MDLY Class B Common Stock outstanding and entitled to vote, held by approximately [               ] holders of record, that will carry an aggregate of [               ] votes at the MDLY Special Meeting. The MDLY Record Date was established by the MDLY Board and only MDLY Stockholders as of such date are entitled to receive notice of the MDLY Special Meeting and to vote at the MDLY Special Meeting. In the event that the MDLY Special Meeting is adjourned or postponed, MDLY Stockholders as of the MDLY Record Date would be entitled to vote at the adjourned or postponed MDLY Special Meeting (unless the MDLY Board fixes a new record date for the MDLY Special Meeting). See “The MDLY Special Meeting.”

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At the close of business on [               ], 2018, MDLY’s executive officers and directors owned beneficially or of record [               ] shares of MDLY Class A Common Stock and [               ] shares of MDLY Class B Common Stock, representing approximately [   ]% and [   ]% of the outstanding shares of MDLY Class A Common Stock and MDLY Class B Common Stock, respectively, on that date. Medley Group LLC, an entity wholly owned by members of Management, holds all 100 issued and outstanding shares of MDLY Class B Common Stock. As the holder of MDLY Class B Common Stock and in accordance with the voting rights set forth in the MDLY Certificate, Medley Group LLC is currently entitled to a number of votes that is equal to 10 times the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock times the Exchange Rate (as defined in the Exchange Agreement), which is currently one-for-one. For more information about the voting rights of MDLY Class A Common Stock and MDLY Class B Common Stock, see “Description of MDLY’s Capital Stock — Common Stock.”

Distributions (see page 414 of this Joint Proxy Statement/Prospectus)

Sierra’s distributions, if any, are determined by the Sierra Board. Sierra has elected, and intends to qualify annually, to be treated as a RIC under Subchapter M of the Code. To maintain RIC tax treatment, Sierra must timely distribute at least 90% of its net ordinary income and net short-term capital gains in excess of its net long- term capital losses, if any. For a history of the cash distributions paid by Sierra, see “Market Price, Dividend and Distribution Information — Sierra.”

In connection with the Mergers, on November 6, 2018, the Sierra Board approved a distribution guidance framework that set forth a target distribution rate for the Combined Company. In that regard, the Sierra Board determined that for each of the twelve months following the consummation of the Mergers, and subject to legally available funds, the Combined Company will pay monthly cash distributions to the holders of the Combined Company Common Stock equal to 5.500 cents per share, which is an increase from the monthly distribution of 5.334 cents per share currently paid by Sierra.

In connection with the Mergers, Sierra intends to amend the Sierra Distribution Reinvestment Plan (the “Amended Sierra DRIP”) to, among other things, modify the terms pursuant to which shares are issued under the Sierra Distribution Reinvestment Plan. Under the Amended Sierra DRIP, if the Combined Company Common Stock is trading at or above NAV the number of shares of Combined Company Common Stock to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) NAV per share, and (ii) 95% of the market price per share of the Combined Company Common Stock at the close of regular trading on the NYSE on the payment date fixed by the Combined Company Board for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. If, on the other hand, the Combined Company Common Stock is trading below NAV, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (2) the Combined Company advises the plan administrator that since such NAV was last determined, the Combined Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders.

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Annual Expenses Expected Following the Completion of the Mergers (see page 61 of this Joint Proxy Statement/Prospectus)

As is shown in more detail in “Comparative Fees and Expenses,” and based on the assumptions described in that section, following the completion of the Mergers, the Companies expect that the Combined Company will achieve certain cost savings and synergies when the investment portfolios of Sierra and MCC are integrated and the businesses and administrative operations of Sierra, MCC, and MDLY are integrated. Such cost savings and synergies include the benefit of the dividend income that the Combined Company is expected to receive from Merger Sub for MCC Advisors’ services provided to the Combined Company. Accordingly, the Companies believe that estimated total pro forma combined expenses will be lower than Sierra’s and MCC’s combined historical expenses if such cost savings and synergies are achieved. There can be no assurance that such cost savings and synergies will be achieved. See “Comparative Fees and Expenses.”

Sierra and MCC intend for the MCC Merger to Qualify as a Tax-Free Reorganization (see page 325 of this Joint Proxy Statement/Prospectus)

Sierra and MCC intend for the MCC Merger to qualify as a tax-free reorganization for U.S. federal income tax purposes. If the MCC Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the MCC Merger can be summarized as follows: No gain or loss will be recognized by either MCC or Sierra by reason of the MCC Merger. Upon exchanging shares of MCC Common Stock for shares of Sierra Common Stock, a MCC Stockholder generally will not recognize gain or loss, except with respect to cash received instead of fractional shares of Sierra Common Stock. The aggregate tax basis in the shares of Sierra Common Stock that a MCC Stockholder receives in the MCC Merger will equal such stockholder’s aggregate adjusted tax basis in the MCC Common Stock surrendered. A MCC Stockholder’s holding period for the shares of Sierra Common Stock that the stockholder receives in the MCC Merger will include such stockholder’s holding period for the shares of MCC Common Stock that the stockholder surrendered in the exchange. The completion of the MCC Merger is conditioned upon the receipt of an opinion (the “MCC Merger Tax Opinion”) from Eversheds Sutherland (US) LLP or other acceptable counsel, dated the MCC Merger Closing Date, substantially to the effect that the MCC Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

For more information concerning the U.S. federal tax consequences of the MCC Merger, see “Material U.S. Federal Income Tax Consequences — Tax Consequences of the Mergers.” Holders of MCC Common Stock should consult their own tax advisors to determine the U.S. federal, state, local, and foreign tax consequences of the MCC Merger in light of their own unique circumstances.

Sierra and MDLY intend for the MDLY Merger to Qualify as a Tax-Free Reorganization (see page 325 of this Joint Proxy Statement/Prospectus)

Sierra and MDLY intend for the MDLY Merger to qualify as a tax-free reorganization for U.S. federal income tax purposes. If the MDLY Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the MDLY Merger can be summarized as follows: No gain or loss will be recognized by MDLY, Merger Sub, or Sierra by reason of the MDLY Merger. Upon exchanging shares of MDLY Class A Common Stock for shares of Sierra Common Stock, a MDLY Stockholder generally will not recognize gain or loss, except a MDLY Stockholder (i) will recognize gain (but not loss) in amount equal to the lesser of the cash consideration received (including the First Dividend Shortfall Amount, if any, and/or the Second Dividend Shortfall Amount, if any) or the gain in such stockholder’s MDLY Class A Common Stock surrendered in exchange for Sierra Common Stock, and (ii) will recognize gain or loss with respect to cash received instead of fractional shares of Sierra Common Stock (as discussed below). For purposes of determining the amount of gain in a MDLY Stockholder’s MDLY Class A Common Stock, the Sierra Common Stock received in the exchange will have a value of $7.27 per share. Sierra and MDLY intend to treat the First Special Dividend and the Second Special Dividend as dividends for U.S. federal income tax purposes to the extent of MDLY’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. To the extent that the First Special Dividend and the Second Special Dividend exceed MDLY’s current and accumulated earnings and profits, the excess will first reduce a MDLY Stockholder’s basis in such MDLY Stockholder’s MDLY Class A Common Stock, but not below zero, and then will be treated as gain from the sale of the MDLY Class A Common Stock. The aggregate tax basis in the shares of Sierra Common Stock that a MDLY Stockholder receives in the MDLY Merger will equal such stockholder’s aggregate adjusted tax basis in the MDLY Class A Common Stock surrendered decreased by the amount of cash consideration received (excluding the amount of any cash received with respect to a fractional share) and increased by the amount of gain, if any, recognized as a result of the exchange (excluding the amount of any gain recognized with respect to a fractional share). A MDLY Stockholder’s holding period for the shares of Sierra Common Stock that the stockholder receives in the MDLY Merger will include such stockholder’s holding period for the shares of MDLY Class A Common Stock that the stockholder surrendered in the exchange. The completion of the MDLY Merger is conditioned upon the receipt of an opinion (the “MDLY Merger Tax Opinion”) from Eversheds Sutherland (US) LLP or other acceptable counsel, dated the MDLY Merger Closing Date, substantially to the effect that the MDLY Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

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For more information concerning the U.S. federal tax consequences of the MDLY Merger, see “Material U.S. Federal Income Tax Consequences — Tax Consequences of the Mergers.” Holders of MDLY Class A Common Stock should consult their own tax advisors to determine the U.S. federal, state, local, and foreign tax consequences of the MDLY Merger in light of their own unique circumstances.

The MCC Merger will be Treated as an Asset Acquisition (see page 324 of this Joint Proxy Statement/Prospectus)

The MCC Merger will be accounted for in accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations, which requires the determination of whether the transaction should be accounted for as a business combination or as an asset acquisition. The MCC Merger will be treated as an asset acquisition. See “Accounting Treatment — The MCC Merger.”

The MDLY Merger will be Accounted for as a Business Combination and Sierra will Reflect its Interest in Merger Sub as an Investment at Fair Value (see page 324 of this Joint Proxy Statement/Prospectus)

Sierra will account for its acquisition of its interest in MDLY as an investment at fair value on its statement of assets and liabilities, in accordance with ASC 946-320, “Financial Services – Investment Companies – Investments – Debt and Equity Securities.” Sierra will apply the guidance in ASC 946-810, “Financial Services – Investment Companies – Application of Consolidation Guidance” in determining whether to consolidate an investee that is not an investment company. Consistent with the guidance in ASC 946-810, the Combined Company will not consolidate Merger Sub following the Mergers based on the fact that Merger Sub will not be an investment company and the initial determination that Merger Sub will not be providing substantially all of its services to the Combined Company following the Mergers.

Reasons for the Mergers

As set forth below, each of the Sierra Special Committee, the MCC Special Committee and the MDLY Special Committee conducted a thorough analysis of a variety of factors that formed the basis of each committee’s decision to recommend that their respective board of directors approve the MCC Merger Agreement and the MDLY Merger Agreement, and the transactions contemplated thereby, as applicable. For a more detailed discussion of the processes undertaken to mitigate Management’s conflicts of interests and role in the Mergers, see “Description of the Mergers—Background of the Mergers—Management’s Conflicts of Interests and Role in the Mergers.” For a more detailed description of the process undertaken by each of the Sierra Special Committee, the MCC Special Committee, and the MDLY Special Committee, see “Description of the Mergers — Background of the Mergers — Sierra,” “Description of the Mergers — Background of the Mergers — MCC”, and “Description of the Mergers — Background of the Mergers — MDLY.”

Sierra’s Reasons for the Mergers (see page 224 of this Joint Proxy Statement/Prospectus)

The Sierra Special Committee unanimously determined that the MCC Merger Agreement, the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MCC Merger and the MDLY Merger, are advisable and fair to, and in the best interests of, Sierra and the Sierra Stockholders.

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In recommending that the Sierra Board approve the MCC Merger Agreement, the MDLY Merger Agreement and the transactions contemplated thereby, including the MCC Merger and the MDLY Merger, the Sierra Special Committee considered the terms of the MCC Merger Agreement, the MDLY Merger Agreement and the other transactions and agreements relating thereto. As part of its evaluation, the Sierra Special Committee considered the financial terms, risks/challenges, timing and uncertainties of alternatives available to Sierra, as well as financial information prepared by Management. The Sierra Special Committee consulted with outside financial and legal advisors and Management, and took into account a number of reasons, including, among others:

●	the Mergers will increase the assets under management of the Combined Company, offering the potential for greater diversification and scale;

●	the Mergers are expected to be accretive to Sierra’s NII, return on equity, and NAV;

●	the Mergers offer the potential for achieving cost savings, operational efficiencies and synergies;

●	the public listing of the Combined Company will provide liquidity for the Sierra Stockholders, and the market for the Combined Company’s shares is likely to be superior to what would be expected if Sierra merely listed its shares;

●	the Mergers will result in the internalization of management of the Combined Company, providing for greater control by the Board of the Combined Company and closer alignment of interests of Management and the Combined Company’s stockholders;

●	the fact that the Sierra Special Committee actively negotiated the terms of the Mergers and the final terms were materially different from the terms initially presented as a potential framework around which a transaction could be consummated;

●	the renegotiation of the Tax Receivable Agreement is expected to provide significant benefits to the Combined Company;

●	the financial analyses and presentations prepared by Broadhaven Capital Partners (“Broadhaven”) and its oral opinion delivered to the Sierra Special Committee on August 9, 2018, which was subsequently confirmed in writing by delivery of Broadhaven’s written opinion dated August 9, 2018, to the effect that, as of that date and based upon and subject to various assumptions, limitations and qualifications described in its opinion, the total consideration to be paid and issued by Sierra pursuant to the MCC Merger Agreement and the MDLY Merger Agreement, considered as a whole and not in separate parts, was fair to Sierra from a financial point of view;

●	the compensation to be paid to members of Management has been reviewed by the Special Committee’s compensation consultant, which has advised that the proposed compensation is reasonable and competitive with peer companies;

●	based on the MDLY Merger Consideration to be received by Management in connection with the Mergers (as described herein), the net effect of such merger consideration will be that Management will roll over approximately 100% of their after tax proceeds in connection with the Mergers into shares of Combined Company Common Stock, which shares will be subject to a 12-month lock-up period, which will more closely align the interests of Management and the Combined Company’s stockholders;

●	the investment objectives and principal investment strategies of Sierra and MCC are similar;

●	the Mergers are expected to be tax-free to Sierra Stockholders; and

●	the consummation of the Mergers is subject to significant conditions, including the requirement that the Mergers be approved by Sierra Stockholders.

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In view of the variety of factors and the amount of information considered, as well as the complexity of that information, the Sierra Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decisions. In addition, individual members of the Sierra Special Committee may have given different weight to different factors. The above factors are not listed in any particular order of priority. In the judgment of the Sierra Special Committee, the potential risks associated with the MCC Merger Agreement, the MDLY Merger Agreement and the transactions contemplated thereby, including the MCC Merger and the MDLY Merger, were favorably offset by the potential benefits of the MCC Merger Agreement, the MDLY Merger Agreement and the transactions contemplated thereby, including the MCC Merger and the MDLY Merger. This explanation of the Sierra Special Committee’s reasoning, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Special Note Regarding Forward-Looking Statements.”

See “Description of the Mergers — Reasons for the Mergers — Sierra’s Reasons for the Mergers.”

Position of Sierra as to the Fairness of the Mergers (see page 225 of this Joint Proxy Statement/Prospectus)

The Sierra Board believes that the MDLY Merger (which is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement was filed with the SEC) is fair to the unaffiliated MDLY Stockholders on the basis of the factors described below.

Procedural fairness. The Sierra Board took into account the procedures implemented to provide for procedural fairness, including:

●	the appointment of a special committee of the MDLY Board and the authority of the MDLY Special Committee to negotiate and reject or recommend approval of the MDLY Merger and the terms of the MDLY Merger Agreement;

●	the independence of the members of the MDLY Special Committee and the fact that its members are outside, non-employee directors of the MDLY Board and are not affiliated with Sierra or with the members of the Sierra Special Committee or the Sierra Board;

●	the belief that the members of the MDLY Special Committee do not have any interests in the MDLY Merger different from, or in addition to, those of the unaffiliated MDLY Stockholders, other than the members’ receipt of board and special committee compensation in connection with their evaluation of the MDLY Merger and continued indemnification and liability insurance for such directors following the completion of the MDLY Merger for certain claims and liabilities arising from their actions taken prior to the effective time of the MDLY Merger;

●	the fact that neither the MDLY Special Committee nor the MDLY Board had any obligation to approve the MDLY Merger;

●	the MDLY Special Committee’s engagement of, and reliance on, their own independent, experienced, third-party advisors, including financial and legal advisors;

●	the understanding that the MDLY Special Committee has received or will receive an opinion from its financial advisor as to the fairness, from a financial point of view, of the consideration to be offered to the non-management holders of the shares of MDLY Class A Common Stock (the “MDLY Public Stockholders”) for their MDLY Class A Common Stock, as of the date of the opinion and based upon and subject to the qualifications, limitations and assumptions stated therein, understanding that the Sierra Board is not entitled to rely upon that opinion;

●	that the MDLY Board, based on the recommendation of the MDLY Special Committee, approved the MDLY Merger and concluded that the MDLY Merger is in the best interests of all MDLY Stockholders, including the unaffiliated MDLY Stockholders; and

●	the fact that Sierra did not influence or participate in MDLY’s deliberative process.

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Substantive fairness. The Sierra Board considered factors relating to the substantive fairness of the MDLY Merger to MDLY Stockholders, including:

●	the fact that the MDLY Merger Consideration and the other terms and conditions of the MDLY Merger were the result of extensive arms’ length negotiations among the Sierra Special Committee, the MDLY Special Committee, and their respective independent legal and financial advisors;

●	the fact that the terms and conditions of the MDLY Merger Agreement provide certain protections for MDLY and MDLY Stockholders, specifically the inclusion of (i) provisions that allow the MDLY Board (at the direction of the MDLY Special Committee), subject to certain procedural requirements, in response to other acquisitions proposals, to make an adverse change to its recommendation to MDLY Stockholders and terminate the transaction if the MDLY Board believes it has received an offer that is, or could lead to an offer that is, superior to Sierra’s offer; (ii) provisions that provide the MDLY Board the right in certain circumstances to terminate the MDLY Merger Agreement if failure to terminate would be inconsistent with the fiduciary duties of the MDLY Board, subject to the payment of a market termination fee; and (iii) provisions that allow MDLY to compel specific enforcement of the MDLY Merger Agreement; and

●	the availability of appraisal rights under the DGCL to MDLY Stockholders who follow the procedures and satisfy the conditions set forth in Section 262 of the DGCL.

Value fairness. The Sierra Board also considered factors relating to the value of the MDLY Merger Consideration to be received by MDLY Stockholders, including:

●	the nature of the MDLY Merger Consideration (the fact that the consideration includes cash and stock, with the cash consideration providing an opportunity to immediately realize value for a portion of their investment and the stock consideration providing for the potential for participating in any future earnings and growth of the Combined Company);

●	that after giving effect to the special dividends to be paid to the unaffiliated MDLY Stockholders pursuant to the MDLY Merger Agreement, the aggregate cash consideration to be received by such stockholders in the MDLY Merger for their shares of MDLY Class A Common Stock will be greater than the aggregate cash consideration to be received by the affiliated MDLY Stockholders for their shares but that they will receive the same stock consideration per share;

●	the Sierra Board’s view of MDLY’s future performance and prospects if MDLY remained a stand-alone company; and

●	the continued costs and risks to, and potential liabilities of, MDLY related to ongoing compliance as an SEC reporting company.

Negative Factors. In addition to the positive factors above, the Sierra Board also considered certain potentially negative factors, including, but not limited to:

●	the fact that the exchange ratio for shares of MDLY Class A Common Stock into shares of Sierra Common Stock is fixed, and that the unaffiliated MDLY Stockholders may be adversely affected by declines in the value of Sierra’s Common Stock after the execution of the MDLY Merger Agreement;

●	the risk that the MDLY Merger may not be completed and the resulting adverse effect of an announcement of the termination of the MDLY Merger Agreement on the market price for MDLY Class A Common Stock;

●	the substantial costs to be incurred by MDLY in connection with the MDLY Merger, whether or not the MDLY Merger is completed; and

●	the fact that there is no requirement that a majority of the unaffiliated MDLY Stockholders approve the MDLY Merger and that as a class they hold only 2.25% of the outstanding voting stock of MDLY.

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For more information regarding Sierra’s position as to the fairness of the Mergers for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act, see “Description of the Mergers — Reasons for the Mergers — Position of Sierra as to the Fairness of the Mergers.”

MCC’s Reasons for the MCC Merger (see page 227 of this Joint Proxy Statement/Prospectus)

The MCC Special Committee unanimously determined that the MCC Merger Agreement and the transactions contemplated thereby, including, without limitation, the MCC Merger, are advisable and fair to, and in the best interests of, MCC and the MCC Stockholders.

In recommending that the MCC Board approve the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger, the MCC Special Committee considered the terms of the MCC Merger Agreement and the other transactions and agreements relating thereto. As part of its evaluation, the MCC Special Committee considered the financial terms, risks/challenges, timing and uncertainties of alternatives available to MCC, as well as financial information prepared by Management. The MCC Special Committee consulted with outside financial and legal advisors and Management, and took into account a number of reasons, including, among others:

Financial Considerations

●	the value of the MCC Merger Consideration to be received by the MCC Stockholders in the MCC Merger;

●	the fact that, since the MCC Merger Consideration will be paid in shares of Sierra Common Stock, the MCC Stockholders would have the opportunity to participate in any future earnings and growth of the Combined Company and future appreciation in the value of such shares following the Mergers should they determine to retain the shares of Sierra Common Stock payable in the MCC Merger;

●	the fact that the total implied value of the MCC Merger Consideration to be received by the unaffiliated MCC Stockholders in the MCC Merger is expected to result in an estimated 18.52% accretion of NII per share of MCC Common Stock for MCC Stockholders assuming flat MDLY earnings and an estimated 29.8% accretion assuming projected MDLY earnings;

●	the fact that the MCC Special Committee successfully negotiated an increase to the exchange ratio of Sierra Common Stock that MCC Stockholders are entitled to receive;

●	the belief of the MCC Special Committee that its negotiations had resulted in the highest price per share for the unaffiliated MCC Stockholders that MDLY and Sierra would support; and

●	the financial presentation of Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) to the MCC Special Committee, dated August 9, 2018, and the opinion of Sandler O’Neill to the MCC Special Committee, dated August 9, 2018, to the effect that, as of that date and based upon and subject to various assumptions, matters considered and limitations described in its opinion, the MCC Merger Consideration was fair, from a financial point of view, to holders of MCC Common Stock (other than Sierra, MDLY and their respective affiliates), which opinion is described in the section entitled “Opinion of Financial Advisor to the MCC Special Committee.”

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Strategic and Business Considerations

●	the fact that the MCC Special Committee had the authority to not recommend that the MCC Board approve the MCC Merger Agreement and the MCC Board would have been precluded from approving the MCC Merger Agreement under those circumstances;

●	the Combined Company would have greater scale for investment and financing flexibility (potential improvement in credit rating could result in lower funding costs and improved access to capital over time);

●	the Combined Company would have a more diversified balance sheet (MCC and Sierra have less than a 50% overlap in credit exposure);

●	the Combined Company would have less relative exposure to non-accruing loans;

●	the internalization better aligns the incentives of Management with the MCC Stockholders as well as provides greater transparency into Management’s structure;

●	the Combined Company would have potential earnings enhancement over time through ownership of an asset management subsidiary;

●	the Combined Company would be expected to have a significantly greater market capitalization and thus increased potential liquidity for MCC Stockholders;

●	the Combined Company would be expected to be the 7th largest publicly traded BDC compared to MCC, which currently is the 23rd largest BDC;

●	BDCs with internal management structures have tended to trade at less of a discount than externally managed BDCs;

●	the transaction should simplify the current structure of cross-ownership and management of MCC and Sierra; and

●	the terms and conditions of the MCC Merger Agreement, as discussed in the section entitled “The Description of the MCC Merger Agreement,” which the MCC Special Committee after consulting with its legal advisors considered to be reasonable.

In the course of reaching the determinations and decisions and making the recommendation described above, the MCC Special Committee considered the risks and challenges relating to the Mergers, including the following material items:

●	the fact that the MCC Merger Consideration to be received by the MCC Stockholders will consist of Sierra Common Stock based on a fixed exchange ratio and that the value of the MCC Merger Consideration may decline either before or after the MCC Special Meeting and there will be no adjustment to the exchange ratio, thereby exposing the MCC Stockholders to the risks of an equity investment in Sierra Common Stock;

●	the Combined Company has not traded before and there is no way to determine with certainty the price at which it will trade, both initially and in the long term;

●	though the combined portfolio may be more diversified and have a lower percentage of non-accruing loans, the Combined Company would still have the same management team as before;

●	internalizing the investment management causes some complexities in the structure;

●	uncertainties about MDLY’s ability to grow business (and earnings) as a captive asset manager;

●	there would be a dilution in MCC Stockholder’s influence (MCC Stockholders would own approximately 28% of the Combined Company);

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●	MCC Stockholders would experience an approximate 8.4% dilution in NAV per share (after projected expenses associated with the transaction);

●	the fact that the MCC Merger Agreement precludes MCC from actively soliciting competing proposals and MCC may not terminate the MCC Merger Agreement to accept a competing proposal from a third party unless the MCC Board (or the MCC Special Committee) has determined in good faith (after consultation with its outside financial advisor and legal counsel) that the competing proposal constitutes a superior proposal and after providing notice, as applicable, and entering into good faith negotiations with Sierra, in which case MCC would be required to pay the termination fee;

●	the fact that not all of the conditions to the closing of the MCC Merger, including the required stockholder approvals, are within the parties’ control;

●	the substantial costs to be incurred by MCC in connection with the MCC Merger Agreement and the other transactions contemplated thereby, regardless of whether the MCC Merger is consummated;

●	the risk that the announcement and pendency of the MCC Merger could result in the disruption of MCC’s business, including the possible diversion of management attention and potential adverse effects on MCC’s business relationships; and

●	the challenges inherent in the combination of three businesses, including the risk that integration of the three companies may take more time or be more costly than anticipated, and the risk that cost savings, synergies and other benefits expected to be obtained may not be fully or timely realized.

In view of the variety of factors and the amount of information considered, as well as the complexity of that information, the MCC Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decisions. In addition, individual members of the MCC Special Committee may have given different weight to different factors. The above factors are not listed in any particular order of priority. In the judgment of the MCC Special Committee, the potential risks associated with the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger, were favorably offset by the potential benefits of the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger. This explanation of the MCC Special Committee’s reasoning, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Special Note Regarding Forward-Looking Statements.”

See “Description of the Mergers — Reasons for the Mergers — MCC’s Reasons for the Mergers.”

MDLY’s Reasons for the MDLY Merger (see page 230 of this Joint Proxy Statement/Prospectus)

The MDLY Special Committee unanimously determined that the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, are advisable and fair to, and in the best interests of, MDLY and the unaffiliated MDLY Stockholders.

In recommending that the MDLY Board approve the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger, the MDLY Special Committee considered the terms of the MDLY Merger Agreement and the other transactions and agreements relating thereto. As part of its evaluation, the MDLY Special Committee considered the financial terms, risks/challenges, timing and uncertainties of alternatives available to MDLY, as well as financial information prepared by Management. The MDLY Special Committee consulted with outside financial and legal advisors and Management, and took into account a number of reasons, including, among others:

Financial Considerations

●	The aggregate value and composition of the MDLY Merger Consideration (together with the First Special Dividend and the Second Special Dividend, as applicable) to be received by the MDLY Stockholders in the MDLY Merger, including the fact that upon completion of the MDLY Merger, the unaffiliated MDLY Stockholders would receive $4.09 per share, including $0.65 payable in the form of special cash dividends, and Management would receive $3.79 per share, including $0.35 payable in the form of a special cash dividend, plus both the unaffiliated MDLY Stockholders and Management would receive 0.3836 shares of Sierra Common Stock per share of MDLY Class A Common Stock.

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●	The fact that a significant portion of the MDLY Merger Consideration (together with the First Special Dividend and the Second Special Dividend, as applicable) to be received by the unaffiliated MDLY Stockholders in the MDLY Merger will be paid in cash, giving the unaffiliated MDLY Stockholders an opportunity to immediately realize value for a portion of their investment and providing certainty of value with respect to the cash portion of the MDLY Merger Consideration to be paid to the unaffiliated MDLY Stockholders.

●	The fact that, since the stock portion of the MDLY Merger Consideration will be paid in shares of Sierra Common Stock, the MDLY Stockholders would have the opportunity to participate in any future earnings and growth of the Combined Company and future appreciation in the value of such shares following the Mergers should they determine to retain the shares of Sierra Common Stock payable in the MDLY Merger.

●	The fact that the total implied value of the MDLY Merger Consideration (together with the First Special Dividend and the Second Special Dividend, as applicable) to be received by the unaffiliated MDLY Stockholders in the MDLY Merger represented a premium to market of approximately 100%, assuming a NAV multiple of 1.00x for Sierra, based on the closing share price of $3.45 for Class A Common Stock of MDLY on August 8, 2018 (the last trading day prior to announcement of the MDLY Merger).

●	The fairness presentation by Barclays Capital Inc. (“Barclays”) and its oral opinion delivered to the MDLY Special Committee on August 9, 2018 (which was subsequently confirmed in writing by delivery of Barclays’ written opinion dated August 9, 2018), that, as of such date, and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Consideration (as defined below) to be offered to the non-management holders of MDLY Class A Common Stock in the proposed MDLY Merger is fair to such stockholders.

●	The fact that the MDLY Special Committee identified additional sources of value for the unaffiliated MDLY Stockholders, including that the Medley LLC Unitholders agreed to forfeit all of the benefits to which they otherwise would be entitled under the Tax Receivable Agreement in order to increase the amount of consideration available to the unaffiliated MDLY Stockholders.

●	The fact that the MDLY Special Committee successfully negotiated a pre-closing special cash dividend of $0.30 to be paid only to the holders of MDLY Class A Common Stock prior to the exchange of the LLC Units.

●	The belief of the MDLY Special Committee that its negotiations had resulted in the highest price per share for the unaffiliated MDLY Stockholders compared to Management and that MCC and Sierra would support.

Thorough Review of Strategic Alternatives

●	The fact that MDLY had carefully considered and evaluated, with the assistance of Management and legal and financial advisors, various potential strategic alternatives, including the robust and extensive sales processes to date run by MDLY for approximately 12 months.

●	The belief of the MDLY Special Committee, which belief was formed after consultation with Management and legal and financial advisors, that continuing discussions with the parties who expressed interest since May 2018, or soliciting interest from additional third parties would be unlikely to lead to a better offer and could lead to the loss of the offer in connection with the proposed MDLY Merger.

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●	The fact that the parties that submitted expressions of interest regarding a potential acquisition of MDLY since May 2018 were valuing MDLY, on a per share basis, at less than the value of the MDLY Merger Consideration (together with the First Special Dividend and the Second Special Dividend).

●	The belief of the MDLY Special Committee, which belief was formed after consultation with Management and legal and financial advisors, that the process conducted by MDLY has resulted in the highest price reasonably available to the unaffiliated MDLY Stockholders, including any standalone options.

Strategic and Business Considerations

●	The fact that the MDLY Special Committee had the authority to not recommend that the MDLY Board approve the MDLY Merger Agreement and the MDLY Board would have been precluded from approving the MDLY Merger Agreement under those circumstances.

●	The benefits to the Combined Company that could result from the Mergers, including (i) the Combined Company will have over $5 billion of assets under management, including $2 billion of internally managed assets, and (ii) the Combined Company is expected to be the second largest internally managed BDC and the seventh largest publicly traded BDC.

●	The fact that that the Sierra Investment Advisory Agreement and the MCC Investment Management Agreement are renewed annually, renewal effectively requires, and termination of the agreements are effectively subject only to, the approval of the independent directors of Sierra and MCC, and their terms provide a certain degree of leverage to Sierra and MCC given their relative importance to MDLY.

●	The fact that MDLY Stockholders will have an ability to participate in the future growth of the Combined Company, including any future upside in the stock price and potential synergies expected to result from the Mergers.

●	The likelihood of obtaining regulatory approvals, including an exemptive order from the SEC granting relief to Sierra, MCC and MDLY under the Investment Company Act to the extent necessary to consummate the Mergers and to thereafter operate as an internally managed BDC.

Terms of the Merger Agreement

●	The terms of the MDLY Merger Agreement were the result of extensive arm’s length negotiations among Management, the MDLY Special Committee and the Sierra Special Committee.

●	The fact that the MDLY Merger Agreement permits the MDLY Board (at the direction of the MDLY Special Committee) to change its recommendation that the MDLY Stockholders vote in favor of the adoption of the MDLY Merger Agreement in response to certain acquisition proposals, if the MDLY Board (at the direction of the MDLY Special Committee) determines that failure to change its recommendation could reasonably be expected to be inconsistent with its fiduciary duties, subject to certain procedural requirements set forth in the MDLY Merger Agreement.

●	The fact that the MDLY Board could terminate the MDLY Merger Agreement to accept a “superior proposal” from a third party, subject to certain procedural requirements set forth in the MDLY Merger Agreement.

●	The payment of a reasonable termination fee equal to $5,350,000 by MDLY or Sierra in certain instances following termination of the MDLY Merger Agreement.

●	The fact that appraisal rights would be available to MDLY Stockholders who comply with all of the required procedures under the DGCL, which allows such holders to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery.

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The MDLY Special Committee also considered certain potentially negative factors in its deliberations concerning the MDLY Merger, including, but not limited to, the following:

●	The fact that a significant portion of the MDLY Merger Consideration to be paid to MDLY Stockholders will be paid in cash and, with respect to that portion of the consideration, the MDLY Stockholders will not participate in the future growth of the Combined Company.

●	The fact that the stock portion of the MDLY Merger Consideration to be received by the MDLY Stockholders will consist of Sierra Common Stock based on a fixed exchange ratio and that the value of the stock portion of the MDLY Merger Consideration may decline either before or after the MDLY Special Meeting and there will be no adjustment to the exchange ratio, thereby exposing the MDLY Stockholders to the risks of an equity investment.

●	The uncertainty as to the price at which the Sierra Common Stock will trade as of the consummation of the MDLY Merger.

●	The fact that consummation of the MDLY Merger is not conditioned on the approval of a majority of the unaffiliated MDLY Stockholders.

●	The fact that, while members of Management will own approximately 6.2% of the shares of the Combined Company Common Stock, the unaffiliated MDLY Stockholders would hold only approximately 1.4% of the shares of the Combined Company Common Stock.

●	The fact that the MDLY Merger Agreement precludes MDLY from actively soliciting competing proposals and MDLY may not terminate the MDLY Merger Agreement to accept a competing proposal from a third party unless the MDLY Board (or the MDLY Special Committee) has determined in good faith (after consultation with its outside financial advisor and legal counsel) that the competing proposal constitutes a superior proposal and after providing notice, as applicable, and entering into good faith negotiations with Sierra, in which case MDLY would be required to pay the termination fee.

●	The fact that not all of the conditions to the closing of the MDLY Merger, including the required stockholder approvals, are within the parties’ control.

●	The fact that the MDLY Merger Agreement contains certain restrictions on the ability of MDLY to conduct its business in the period between signing and closing, so that Sierra’s consent is required in respect of certain corporate actions, the entry into certain contracts, the acquisition or disposition of material assets, certain compensation actions, and other matters.

●	The substantial costs to be incurred by MDLY in connection with the MDLY Merger Agreement and the other transactions contemplated thereby, regardless of whether the MDLY Merger is consummated.

●	The risk that the announcement and pendency of the MDLY Merger could result in the disruption of MDLY’s business, including the possible diversion of management and employee attention, potential employee attrition and potential adverse effects on MDLY’s business relationships.

●	The challenges inherent in the combination of three businesses, including the risk that integration of the three companies may take more time or be more costly than anticipated, and the risk that cost savings, synergies and other benefits expected to be obtained may not be fully or timely realized.

In view of the variety of factors and the amount of information considered, as well as the complexity of that information, the MDLY Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decisions. In addition, individual members of the MDLY Special Committee may have given different weight to different factors. The above factors are not listed in any particular order of priority. In the judgment of the MDLY Special Committee, the potential risks associated with the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger, were favorably offset by the potential benefits of the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger. This explanation of the MDLY Special Committee’s reasoning, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Special Note Regarding Forward-Looking Statements.”

See “Description of the Mergers — Reasons for the Mergers — MDLY’s Reasons for the Mergers.”

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Risk Factors

Risks Related to the Mergers (see page 66 of this Joint Proxy Statement/Prospectus)

The Mergers are subject to the following risks. Sierra Stockholders, MCC Stockholders, and MDLY Stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective stockholder meeting. See “Risk Factors — Risks Relating to the Mergers.”

●	There can be no assurances when or if the Mergers will be completed.

●	Because the NAV of Sierra may change, MCC Stockholders and MDLY Stockholders cannot be sure of the value of the stock portion of the consideration they will receive until the MCC Merger Effective Time and the MDLY Merger Effective, respectively.

●	The value of the stock portion of the merger consideration that MCC Stockholders and MDLY Stockholders will receive, and of the Sierra Common Stock that Sierra Stockholders will continue to own, upon the completion of the Mergers may be affected, either positively or negatively, by the trading performance of Sierra Common Stock following the Mergers.

●	The inability of Sierra, MCC and/or MDLY to obtain certain third-party consents and approvals could delay or prevent the completion of the Mergers.

●	Even if the Mergers are completed, the inability of Sierra, MCC and/or MDLY to obtain certain third-party consents and approvals could adversely impact the Combined Company and Merger Sub.

●	The Mergers may trigger certain “change of control” provisions and other restrictions in agreements of Sierra, MCC, MDLY or their affiliates and the failure to obtain any required consents or waivers could adversely impact the Combined Company.

●	The opinions obtained by the Sierra Special Committee, the MCC Special Committee, the MDLY Special Committee, and the MDLY Board from each of their respective financial advisors will not reflect changes in circumstances after the dates of the opinions between signing of the MCC Merger Agreement and the MCC Merger Effective Time and between signing of the MDLY Merger Agreement and the MDLY Merger Effective Time.

●	The MCC Merger Consideration and the MDLY Merger Consideration were the product of extensive negotiations among the parties and therefore may include business considerations beyond share price, NAV or other financial or valuation metrics relating to Sierra, MCC, and MDLY.

●	Sierra, MCC, and MDLY may be targets of securities class action and derivative lawsuits, which could result in substantial costs and may delay or prevent the completion of the Mergers.

●	If the Mergers do not close, neither Sierra, MCC, or MDLY will benefit from the expenses incurred in its pursuit.

●	Failure to complete the Mergers could negatively impact Sierra’s, MCC’s, and MDLY’s business, financial results, and ability to pay dividends and distributions, if any or at its current level, to Sierra Stockholders, MCC Stockholders, and MDLY Stockholders, and, in the case of MCC and MDLY, negatively impact stock prices.

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●	Termination of the MCC Merger Agreement or the MDLY Merger Agreement or failure to otherwise complete the Mergers could negatively impact Sierra, MCC, and MDLY.

●	Under certain circumstances, Sierra, MCC or MDLY may be obligated to pay a termination fee upon termination of the MCC Merger Agreement or the MDLY Merger Agreement.

●	The MCC Merger Agreement limits each of MCC’s and Sierra’s ability to actively pursue alternatives to the MCC Merger and to accept a superior proposal.

●	The MDLY Merger Agreement limits each of MDLY’s and Sierra’s ability to actively pursue alternatives to the MDLY Merger and to accept a superior proposal.

●	In certain circumstances, Sierra, MCC, and MDLY may waive one or more conditions to the Mergers, or amend the MCC Merger Agreement or MDLY Merger Agreement, without resoliciting stockholder approval.

●	Certain persons related to the Companies have interests in the Mergers that differ from the interests of their respective stockholders.

●	The Companies will be subject to business uncertainties and contractual restrictions while the Mergers are pending.

●	The shares of Sierra Common Stock to be received by MCC Stockholders and MDLY Stockholders as a result of the Mergers will have different rights associated with them than shares of MCC Common Stock and MDLY Common Stock currently held by them.

●	The Mergers are conditioned on Sierra, MCC, MDLY and certain of its affiliates receiving exemptive relief from the SEC.

●	The MCC Merger is conditioned on MCC obtaining certain approvals from the SBA for the debentures issued by the SBIC Subsidiary.

●	MDLY Stockholders could be subject to significant U.S. federal income tax liabilities if the MDLY Merger fails to qualify as tax-free reorganizations for U.S. federal income tax purposes.

●	MCC Stockholders could be subject to significant U.S. federal income tax liabilities if the MCC Merger fails to qualify as tax-free reorganizations for U.S. federal income tax purposes.

Risks Relating to the Combined Company if the Mergers are Successfully Consummated (see page 74 of this Joint Proxy Statement/Prospectus)

If the Mergers are successfully consummated, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers. Upon completion of the Mergers, the investment portfolios of MCC and Sierra would be combined, Merger Sub, as a successor to MDLY, would be a wholly owned subsidiary of the Combined Company, and the Combined Company would be internally managed by its wholly owned investment adviser subsidiary. Set forth below are the principal risks relating to the Combined Company following the successful completion of the Mergers. Sierra Stockholders, MCC Stockholders and MDLY Stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective stockholder meeting. See “Risk Factors—Risks Relating to the Combined Company if the Mergers are Successfully Consummated.”

●	The Combined Company may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

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●	If Sierra internalizes its management functions, the Combined Company may not be able to retain or replace key personnel.

●	As an internally managed BDC, the Combined Company will be subject to certain restrictions that may adversely affect its business.

●	There has been no public market for Sierra Common Stock, and the Companies cannot assure you that the market price of Sierra Common Stock will not decline following the closing of the Mergers.

●	Shares of the Sierra Common Stock may trade at a discount from NAV.

●	The Combined Company’s cash distributions are not guaranteed and may fluctuate.

●	Sierra Stockholders, MCC Stockholders, and MDLY Stockholders will experience a reduction in percentage ownership and voting power in the Combined Company as a result of the Mergers as compared to their current respective percentage ownership and voting power in Sierra, MCC, and MDLY.

●	The market price of the Sierra Common Stock after the completion of the Mergers may be affected by factors different from those affecting Sierra Common Stock, MCC Common Stock or MDLY Common Stock currently.

●	The unaudited pro forma financial information of the Combined Company is presented for illustrative purposes only and may not be indicative of the results of operations or financial condition of the Combined Company following the Mergers.

●	The accounting treatment applied to Sierra’s acquisition of MDLY will have a material impact on the Combined Company’s ability to comply with applicable asset coverage requirements under the Investment Company Act, and in turn on the Combined Company’s ability to incur additional leverage.

●	Notwithstanding the fact that the Combined Company’s portfolio of investments will be more diversified than Sierra’s and MCC’s existing investment portfolios on a standalone basis, because the Combined Company’s investment strategy will be focused primarily on privately held companies, such diversification may not materially reduce the risks associated with the Combined Company’s investments.

●	The Combined Company will be subject to corporate-level U.S. federal income tax if it is unable to qualify for the tax treatment applicable to RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.

Sierra Stockholders, MCC Stockholders, and MDLY Stockholders should carefully consider the risks under “Risk Factors,” which sets forth the principal risks relating to: (i) the Mergers, (ii) the Combined Company following the successful completion of the Mergers, (iii) Sierra, (iv) MCC, and (v) MDLY. Please review all these risks, including the risks associated with the businesses of each of the Companies because these risks will also affect the Combined Company following consummation of the Mergers. If any of the events described in such section occurs, Sierra’s, MCC’s, MDLY’s, or, following the completion of the Mergers, the Combined Company’s business, financial condition or results of operations could be materially adversely affected.

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The Sierra Special Committee Received an Opinion from its Financial Advisor in connection with the Mergers (see page 234 of this Joint Proxy Statement/Prospectus)

Broadhaven was retained by the Sierra Special Committee to act as its financial advisor and provide an opinion in connection with the Mergers. The Sierra Special Committee selected Broadhaven to act as its financial advisor based on Broadhaven’s qualifications, experience and reputation and its knowledge of the relevant industry and the business in which Sierra operates. On August 9, 2018, Broadhaven rendered its oral opinion, which was subsequently confirmed in writing by delivery of the opinion, to the Sierra Special Committee to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Broadhaven as set forth in its opinion, the total consideration to be paid and issued by Sierra pursuant to the MCC Merger Agreement and MDLY Merger Agreement in the aggregate, considered as a whole and not in separate parts, was fair to Sierra from a financial point of view.

For more information see the section entitled “Description of the Mergers — Opinion of Financial Advisor to the Sierra Special Committee.”

The MCC Special Committee Received an Opinion from its Financial Advisor in connection with the MCC Merger (see page 244 of this Joint Proxy Statement/Prospectus)

The MCC Special Committee retained Sandler O’Neill to act as financial advisor to the MCC Special Committee in connection with the MCC Special Committee’s consideration of a proposed business combination. The MCC Special Committee selected Sandler O’Neill as its financial advisor because Sandler O’Neill is a nationally recognized investment banking firm whose principal business specialty is financial services companies. In the ordinary course of its investment banking business, Sandler O’Neill is regularly engaged in the valuation of financial services companies and their securities in connection with mergers and acquisitions and other corporate transactions. Sandler O’Neill acted as financial advisor to the MCC Special Committee in connection with the proposed MCC Merger and participated in certain of the negotiations leading to the execution of the MCC Merger Agreement. At the August 9, 2018 telephonic meeting of the MCC Special Committee, at which the MCC Special Committee considered the MCC Merger Agreement and the MCC Merger, Sandler O’Neill delivered to the MCC Special Committee its oral opinion, which was subsequently confirmed in writing on August 9, 2018, to the effect that, as of such date, the MCC Merger Consideration was fair to the holders of MCC Common Stock (other than Sierra, MDLY and their respective affiliates) from a financial point of view.

For more information see the section entitled “Description of the Mergers — Opinion of Financial Advisor to the MCC Special Committee.”

The MDLY Special Committee Received an Opinion from its Financial Advisor in connection with the MDLY Merger (see page 252 of this Joint Proxy Statement/Prospectus)

The MDLY Special Committee engaged Barclays to act as its independent financial advisor for the purpose of providing financial advisory services to the MDLY Special Committee with respect to certain potential transactions or series or combination of related transactions outside of the ordinary course of business of MDLY, including the MDLY Merger, pursuant to an engagement letter dated July 13, 2018. On August 9, 2018, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the MDLY Special Committee that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the Consideration (as defined below) to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger is fair, from a financial point of view, to such MDLY Public Stockholders.

The full text of Barclays' written opinion, which is attached to this proxy statement as Annex E, sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully and in its entirety. Barclays' opinion was provided for the information of the MDLY Special Committee in connection with its evaluation from a financial point of view of the Consideration to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger and did not address any other aspects or implications of the proposed MDLY Merger, the proposed MCC Merger or any other transaction. Barclays was not requested to opine as to, and its opinion does not in any manner address, the underlying business decision to proceed with or effect the proposed MDLY Merger, the likelihood of consummation of the proposed MDLY Merger, the proposed MCC Merger or any other transaction or the relative merits of the proposed MDLY Merger as compared to any other transaction or business strategy in which MDLY might engage. In addition, Barclays expressed no view as to, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the proposed MDLY Merger, the proposed MCC Merger or any other transaction, or any class of such persons, relative to the consideration to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger or otherwise. The summary of Barclays' opinion provided in this proxy statement is qualified in its entirety by reference to the full opinion. Barclays' opinion is not intended to be and does not constitute a recommendation to any MDLY Public Stockholder or any other person as to how such MDLY Public Stockholder or other person should vote or act with respect to the proposed MDLY Merger, the proposed MCC Merger, any other transaction or any other matter.

For more information see the section entitled “Description of the Mergers — Opinion of Financial Advisor to the MDLY Special Committee.”

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The MDLY Board Received an Opinion from its Financial Advisor in connection with the MDLY Merger (see page 263 of this Joint Proxy Statement/Prospectus)

On August 9, 2018, at a meeting of the MDLY Board, Goldman Sachs & Co. LLC (“Goldman Sachs”) rendered its oral opinion, subsequently confirmed in writing that, as of August 9, 2018 and based upon and subject to the factors and assumptions set forth therein, the aggregate of the MDLY Merger Consideration, the First Special Dividend and the Second Special Dividend, which is referred to as the “Consideration”, to be paid to the holders of MDLY Class A Common Stock (other than Sierra, MCC and any of their respective affiliates, the Medley LLC Unitholders, the holders of Medley LLC Restricted Units and the holders of MDLY RSUs) pursuant to the MDLY Merger Agreement, was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated August 9, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix F. Goldman Sachs provided advisory services and its opinion for the information and assistance of the MDLY Board in connection with its consideration of the MDLY Merger. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of the shares of MDLY Class A Common Stock should vote with respect to the MDLY Merger or any other matter. Pursuant to an engagement letter between MDLY and Goldman Sachs, MDLY has agreed to pay Goldman Sachs a transaction fee based on the aggregate consideration paid in the MDLY Merger. Based on information available as of the date of the announcement of the MDLY Merger, the transaction fee, all of which is contingent upon consummation of the MDLY Merger, is estimated to be approximately $2.7 million.

For more information see the section entitled “Description of the Mergers — Opinion of Financial Advisor to the MDLY Board.”

Based upon the Recommendation of the Sierra Special Committee, the Sierra Board Unanimously Recommends that Sierra Stockholders Vote “FOR” each of the Sierra proposals (see page 180 of this Joint Proxy Statement/Prospectus)

●	Based upon the recommendation of the Sierra Special Committee, the Sierra Board has unanimously approved the MCC Merger Agreement, including the transactions contemplated thereunder, declared the MCC Merger to be advisable upon the terms and subject to the conditions and limitations set forth in the MCC Merger Agreement, and unanimously recommends that Sierra Stockholders vote “FOR” the approval of the MCC Merger.

●	Based upon the recommendation of the Sierra Special Committee, the Sierra Board has unanimously approved the MDLY Merger Agreement, including the transactions contemplated thereunder, declared the MDLY Merger to be advisable upon the terms and subject to the conditions and limitations set forth in the MDLY Merger Agreement, and unanimously recommends that Sierra Stockholders vote “FOR” the approval of the MDLY Merger.

●	Based upon the recommendation of the Sierra Special Committee, the Sierra Board unanimously recommends that Sierra Stockholders vote “FOR” the approval of the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable.

●	Based upon the recommendation of the Sierra Special Committee, the Sierra Board unanimously recommends that Sierra Stockholders vote “FOR” the adoption of the Sierra Incentive Plan.

●	Based upon the recommendation of the Sierra Special Committee, the Sierra Board unanimously recommends that Sierra Stockholders vote “FOR” the Sierra Charter Amendments.

●	Based upon the recommendation of the Sierra Special Committee, the Sierra Board unanimously recommends that Sierra Stockholders vote “FOR” the Combined Company Investment Advisory Agreement.

●	Based upon the recommendation of the Sierra Special Committee, the Sierra Board unanimously recommends that Sierra Stockholders vote “FOR” the adjournment of the Sierra Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

For more information, see “Description of the Mergers,” “Description of the MCC Merger Agreement,” “Description of the MDLY Merger Agreement,” “The Sierra Special Meeting,” “Sierra Proposal #1: Approval of the MCC Merger,” “Sierra Proposal #2: Approval of the MDLY Merger,” “Sierra Proposal #3: Issuance of the Shares of Sierra Common Stock to be Issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a Price Below its Then Current NAV per Share, if applicable,” “Sierra Proposal #4: Adoption of the Sierra Incentive Plan,” “Sierra Proposal #5: Adoption of the Sierra Charter Amendments,” “Sierra Proposal #6: Approval of the Combined Company Investment Advisory Agreement,” and “Sierra Proposal #7: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

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Based upon the Recommendation of the MCC Special Committee, the MCC Board Unanimously Recommends that MCC Stockholders Vote “FOR” each of the MCC proposals (see page 187 of this Joint Proxy Statement/Prospectus)

●	Based upon the recommendation of the MCC Special Committee, the MCC Board has unanimously approved the MCC Merger Agreement, including the transactions contemplated thereunder, including the MCC Merger, upon the terms and subject to the conditions and limitations set forth in the MCC Merger Agreement, and unanimously recommends that MCC Stockholders “FOR” the approval of the adoption of the MCC Merger Agreement.

●	Based upon the recommendation of the MCC Special Committee, the MCC Board unanimously recommends that MCC Stockholders vote “FOR” the adjournment of the MCC Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

For more information, see “Description of the Mergers,” “Description of the MCC Merger Agreement,” “The MCC Special Meeting,” “MCC Proposal #1: Approval of the Adoption of the MCC Merger Agreement,” and “MCC Proposal #2: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

Based upon the Recommendation of the MDLY Special Committee, the MDLY Board Unanimously Recommends that MDLY Stockholders Vote “FOR” each of the MDLY proposals (see page 191 of this Joint Proxy Statement/Prospectus)

●	Based upon the recommendation of the MDLY Special Committee, the MDLY Board has unanimously approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, and unanimously recommends that MDLY Stockholders vote “FOR” the approval of the adoption of the MDLY Merger Agreement.

●	Based upon the recommendation of the MDLY Special Committee, the MDLY Board unanimously recommends that MDLY Stockholders vote “FOR” the adjournment of the MDLY Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

For more information, see “Description of the Mergers,” “Description of the MDLY Merger Agreement,” “The MDLY Special Meeting,” “MDLY Proposal #1: Approval of the adoption of the MDLY Merger Agreement,” and “MDLY Proposal #2: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

Management’s Conflicts of Interests and Role in the Mergers (see page 200 of this Joint Proxy Statement/Prospectus)

Various safeguards were implemented to protect against actual and potential conflicts of interests in light of the fact that the Mergers required agreement among Management and three affiliated, separate and distinct public entities, one of which, MDLY, is controlled by Management through majority equity ownership and two of which, Sierra and MCC, are managed by subsidiaries of MDLY. In order to mitigate such conflicts, each of the Sierra Board, the MCC Board, and the MDLY Board formed a special committee, comprised solely of independent directors of each respective board. Each of the Sierra Special Committee, the MCC Special Committee and the MDLY Special Committee exercised the authority, granted by each respective board, to hire advisors that it deemed appropriate, including in each case its own independent legal counsel and independent financial advisor.

Sierra Stockholders do not have Dissenter’s Right (see page 186 of this Joint Proxy Statement/Prospectus)

Sierra Stockholders do not have the right to exercise dissenters’ rights with respect to any matter to be voted upon at the Sierra Special Meeting.

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MCC Stockholders do not have Dissenter’s Right (see page 190 of this Joint Proxy Statement/Prospectus)

MCC Stockholders do not have the right to exercise dissenters’ rights with respect to any matter to be voted upon at the MCC Special Meeting.

MDLY Stockholders are Entitled to Appraisal Rights (see page 195 of this Joint Proxy Statement/Prospectus)

MDLY Stockholders are entitled to appraisal rights under Section 262 of the DGCL in connection with the MDLY Merger, provided they follow the procedures and satisfy the conditions set forth in Section 262 of the DGCL. A copy of Section 262 of the DGCL is attached as Appendix L to this Joint Proxy Statement/Prospectus. Failure to strictly comply with Section 262 of the DGCL will result in the loss of appraisal rights. A proxy or vote against the MDLY Merger proposal will not be deemed an appraisal demand. Due to the complexity of the provisions of Section 262 of the DGCL, any MDLY Stockholder considering exercising its appraisal rights under Section 262 of the DGCL is urged to consult his, her or its own legal advisor. See “Description of the MDLY Merger Agreement — Appraisal Rights” and “Appraisal Rights of MDLY Stockholders.”

Votes Required to Approve Each of the Sierra Proposals (see page 182 of this Joint Proxy Statement/Prospectus)

●	With regard to Sierra Proposal #1 (approval of MCC Merger) and Sierra Proposal #2 (approval of MDLY Merger), the holders of a majority of the outstanding shares of Sierra Common Stock as of the Sierra Record Date must affirmatively vote “FOR” in order for it to be approved. Because the vote on each proposal is based on the total number of shares of Sierra Common Stock outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

●	With regard to Sierra Proposal #3 (issuance of Sierra Common Stock pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement), under the Investment Company Act, Sierra is not permitted to issue shares of Sierra Common Stock at a price below the then current NAV per share unless such issuance is approved by a majority of the holders of (1) the outstanding shares of Sierra Common Stock and (2) the outstanding shares of Sierra Common Stock held by persons who are not affiliated persons of Sierra. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Sierra Board would need to make certain determinations as required under the Investment Company Act. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” the proposal. See “The Special Meeting of Sierra—Vote Required” for more information on Sierra Proposal #3.

●	With regard to Sierra Proposal #4 (adoption of the Sierra Incentive Plan), the majority of the votes cast by the holders of Sierra Common Stock as of the Sierra Record Date present or represented by proxy at the Sierra Special Meeting must affirmatively vote “FOR” Sierra Proposal #4 in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions have the same effect as votes cast against the proposal, while “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.

●	With regard to Sierra Proposal #5 (adoption of the Sierra Charter Amendments), the requisite Sierra Stockholder approval is dependent on the particular Sierra Charter Amendment being considered, as described below.

○	The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of each of Charter Amendment Proposals #5(A)(i) through (A)(xi) in order for it to be approved. Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” each of Charter Amendment Proposals #5(A)(i) through (A)(xi).

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○	The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(B). Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” Charter Amendment Proposal #5(B).

○	The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(C). Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” Charter Amendment Proposal #5(C).

○	The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(D). Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” Charter Amendment Proposal #5(D).

○	The holders of shares of Sierra Common Stock entitled to cast at least two-thirds of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(E). Abstentions and “broker non-votes” will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” Charter Amendment Proposal #5(E).

●	With regard to Sierra Proposal #6 (approval of the Combined Company Investment Advisory Agreement), a majority of the holders of (1) the outstanding shares of Sierra Common Stock as of the Sierra Record Date and (2) the outstanding shares of Sierra Common Stock as of the Sierra Record Date held by persons who are not affiliated persons of Sierra, each must affirmatively vote “FOR” the proposal in order for it to be approved. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

●	With regard to Sierra Proposal #7 (possible adjournment to solicit additional proxies, if necessary or appropriate), a majority of the votes cast by the holders of Sierra Common Stock as of the Sierra Record Date present or represented by proxy at the Sierra Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

See “The Sierra Special Meeting — Vote Required,” “Sierra Proposal #1: Approval of the MCC Merger,” “Sierra Proposal #2: Approval of the MDLY Merger,” “Sierra Proposal #3: Issuance of the Shares of Sierra Common Stock to be Issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a Price Below its Then Current NAV per Share, if applicable,” “Sierra Proposal #4: Adoption of the Sierra Incentive Plan,” “Sierra Proposal #5: Adoption of the Sierra Charter Amendments,” “Sierra Proposal #6: Approval of the Combined Company Investment Advisory Agreement,” and “Sierra Proposal #7: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

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Votes Required to Approve Each of the MCC Proposals (see page 188 of this Joint Proxy Statement/Prospectus)

●	A majority of the outstanding shares of MCC Common Stock as of the MCC Record Date must affirmatively vote “FOR” MCC Proposal #1 (approval of the adoption of the MCC Merger Agreement) in order for it to be approved. Because the vote on the proposal is based on the total number of shares of MCC Common Stock outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

●	A majority of the votes cast by the holders of MCC Common Stock as of the MCC Record Date present or represented by proxy at the MCC Special Meeting must affirmatively vote “FOR” MCC Proposal #2 (possible adjournment to solicit additional proxies, if necessary or appropriate) in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

See “The MCC Special Meeting — Vote Required,” “MCC Proposal #1: Approval of the Adoption of the MCC Merger Agreement,” and “MCC Proposal #2: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

Votes Required to Approve Each of the MDLY Proposals (see page 192 of this Joint Proxy Statement/Prospectus)

●	The holders of a majority of the voting power of the outstanding shares of MDLY Common Stock as of the MDLY Record Date must affirmatively vote “FOR” MDLY Proposal #1 (approval of the adoption of the MDLY Merger Agreement) in order for it to be approved. Because the vote on the proposal is based on the total number of shares of MDLY Common Stock outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

●	A majority of the votes cast by the holders of shares of MDLY Common Stock as of the MDLY Record Date present in person or by proxy at the MDLY Special Meeting must vote “FOR” MDLY Proposal #2 (possible adjournment to solicit additional proxies, if necessary or appropriate) in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

See “The MDLY Special Meeting — Vote Required,” “MDLY Proposal #1: Approval of the adoption of the MDLY Merger Agreement,” and “MDLY Proposal #2: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

Completion of the Mergers

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, Sierra, MCC, and MDLY anticipate that the MCC Merger and the MDLY Merger will close in the fourth quarter of 2018 or first quarter of 2019. Sierra, MCC, and MDLY currently expect to complete the Mergers promptly following receipt of the required approvals at the Sierra Special Meeting, the MCC Special Meeting, and the MDLY Special Meeting and satisfaction of the other closing conditions set forth in the MCC Merger Agreement and the MDLY Merger Agreement, and as described below and in this Joint Proxy Statement/Prospectus.

Conditions That Must Be Satisfied or Waived for the MCC Merger to be Completed (see page 293 of this Joint Proxy Statement/Prospectus)

MCC and Sierra will not be obligated to complete the MCC Merger unless a number of conditions are satisfied or waived, including:

●	the receipt of MCC Stockholder approval;

●	the receipt of Sierra Stockholder approval;

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●	the Form N-14 Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form N-14 Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC;

●	the outstanding shares of Sierra Common Stock, the MCC Merger Shares and the shares of Sierra Common Stock to be issued in the MDLY Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance;

●	the exemptive relief from the SEC shall have been granted and be in full force and effect as of the MCC Merger Closing Date;

●	MCC shall have obtained from the SBA such approvals as may be necessary for the debentures issued by the SBIC Subsidiary to remain outstanding in accordance with their terms following the MCC Merger Effective Time;

●	Sierra shall have made or obtained such filings and approvals as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the MCC Merger Shares;

●	no order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the MCC Merger or any of the other transactions contemplated by the MCC Merger Agreement shall be in effect;

●	any applicable waiting period (and any extension thereof) applicable to the MCC Merger under the HSR Act shall have expired or been terminated;

●	each of the conditions to the MDLY Merger Closing shall have been satisfied or appropriately waived, and the MDLY Merger shall be consummated simultaneously with the MCC Merger;

●	Sierra and MCC Advisors shall have executed and delivered the Combined Company Investment Advisory Agreement, to be effective as of the MCC Merger Effective Time, and such agreement shall have been approved by the Sierra Board and received requisite Sierra Stockholder approval each in accordance with all applicable requirements of Section 15 of the Investment Company Act;

●	MCC and MCC Advisors shall have executed a termination agreement terminating the existing investment management agreement between MCC and MCC Advisors, effective as of the MCC Merger Closing Date;

●	Sierra and SIC Advisors shall have executed a termination agreement terminating the Sierra Investment Advisory Agreement, effective as of the MCC Merger Closing Date;

●	Sierra or MCC, as the case may be, shall have obtained certain consents and approvals relating to their respective joint venture arrangements;

●	in connection with the MDLY Merger Agreement, MDLY shall have obtained written consents to the continuation, following the MDLY Merger Effective Time (as defined below), of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended as of June 30, 2018;

●	the SEC shall have confirmed in a manner reasonably acceptable to the parties that the equity of Merger Sub, as the surviving company in the MDLY Merger, will be treated as a portfolio investment of Sierra and reflected in Sierra’s consolidated financial statements at fair value for accounting purposes, and that such surviving company’s financial results will not be consolidated into the financial statements of Sierra;

●	there shall be no pending suit, action or proceeding by any governmental entity, (i) challenging the acquisition by Sierra of any MCC Common Stock, seeking to restrain or prohibit the consummation of the MCC Merger or any other transaction contemplated by the MCC Merger Agreement or seeking to obtain from MCC or Sierra any damages that are material in relation to MCC and its subsidiaries taken as a whole, or (ii) seeking to prohibit Sierra or any of its subsidiaries from effectively controlling in any material respect the business or operations of MCC and its subsidiaries;

●	the parties shall have received the written opinion of Eversheds Sutherland (US) LLP (or such other counsel as may be reasonably satisfactory to the parties), dated as of the MCC Merger Closing Date and in form and substance reasonably satisfactory to the parties, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the MCC Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and

●	Seth Taube shall have resigned from the Sierra Board.

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In addition, the obligations of Sierra to effect the MCC Merger are subject to the satisfaction or waiver of additional conditions, including:

●	the accuracy of the representations and warranties of MCC (subject to the interpretive standards set forth in the MCC Merger Agreement), and the receipt by Sierra of a certificate signed by the MCC chief executive officer or chief financial officer certifying such accuracy;

●	the performance by MCC, in all material respects, of all obligations required to be performed by MCC under the MCC Merger Agreement, and the receipt by Sierra of a certificate signed by the MCC chief executive officer or chief financial officer certifying such performance;

●	MCC shall have delivered to Sierra fully executed copies of all consents and approvals required in order to keep the amounts outstanding under MCC’s debt documents, other than with respect to MCC’s revolving loan and term loan, outstanding following the MCC Merger Effective Time and to keep the MCC debt documents, other than with respect to MCC’s revolving loan and term loan, in full force and effect in accordance with their terms as of the date of the MCC Merger Agreement without any breach or violation thereof; and

●	MCC shall have made the Final MCC Dividend, if required.

In addition, the obligations of MCC to effect the MCC Merger are subject to the satisfaction or waiver of additional conditions, including:

●	the accuracy of the representations and warranties of Sierra (subject to the interpretive standards set forth in the MCC Merger Agreement), and the receipt by MCC of a certificate signed by the Sierra chief executive officer or chief financial officer certifying such accuracy;

●	the performance by Sierra, in all material respects, of all obligations required to be performed by Sierra under the MCC Merger Agreement, and the performance by Sierra, in all respects, of its covenants and obligations relating to amendments and waivers to the MDLY Merger Agreement, and the receipt by MCC of a certificate signed by the Sierra chief executive officer or chief financial officer certifying such performance;

●	Sierra shall have terminated all share repurchase programs or offers to repurchase Sierra Common Stock;

●	Sierra shall have taken all actions, and executed all documents, reasonably required of Sierra by the MCC debt documents, other than with respect MCC’s revolving loan and term loan, in order to keep the indebtedness thereunder outstanding after the MCC Merger Effective Time and to keep the MCC debt documents in full force and effect in accordance with their terms as of the date of the MCC Merger Agreement without any breach or violation thereof;

●	Sierra shall have entered into amended and restated Sierra revolving loan documents and taken such other actions as may be required in order to assume the obligations under such MCC revolving loan documents and the MCC term loan documents and to keep such amounts outstanding as of the MCC Merger Effective Time; and

●	Sierra shall have taken all actions, and executed all documents, reasonably required of Sierra in order to keep its existing indebtedness outstanding and the related debt documents in full force and effect in accordance with their terms as of the date of the MCC Merger Agreement without any breach or violation thereof.

Termination of the MCC Merger Agreement (see page 295 of this Joint Proxy Statement/Prospectus)

The MCC Merger Agreement generally may be terminated, whether before or after the receipt of the MCC Stockholder approval or the Sierra Stockholder approval:

(a)	by the mutual written agreement of MCC and Sierra;

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(b)	by either MCC or Sierra, if any governmental entity whose consent or approval is a condition to the MCC Merger Closing has denied the granting of any such consent or approval and such denial has become final and nonappealable, or any governmental entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the MCC Merger Agreement;

(c)	by either MCC or Sierra, if the MCC Merger shall not have been consummated on or prior to the MCC Merger Outside Date, unless the failure of the MCC Merger Closing to occur by such date shall be due to the failure of the party seeking to terminate the MCC Merger Agreement to perform or observe the covenants and agreements of such party set forth in the MCC Merger Agreement; provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein, and such breach has caused or resulted in the failure of the MCC Merger Closing to occur by or prior to the MCC Merger Outside Date;

(d)	by either Sierra or MCC, at any time prior to the MCC Merger Effective Time, in the event that (i) MCC or Sierra, as the case may be, shall have failed to obtain the MCC Stockholder approval or the Sierra Stockholder approval, as applicable, at the MCC Special Meeting or the Sierra Special Meeting, respectively, at which a vote is taken on the MCC Merger, or (ii) the MDLY Merger Agreement shall have been terminated;

(e)	by either MCC or Sierra (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the MCC Merger Agreement), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in the MCC Merger Agreement on the part of MCC, in the case of a termination by Sierra, or Sierra, in the case of a termination by MCC, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the MCC Merger Closing Date, the failure of certain closing conditions set forth in the MCC Merger Agreement, as the case may be, and which is not cured within 30 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period;

(f)	by Sierra, (i) within 10 business days after the MCC Board shall have effected an MCC Adverse Recommendation Change prior to receipt of MCC Stockholder approval, (ii) in the event MCC Board shall have approved or authorized MCC or any of its subsidiaries to enter into a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to an MCC Merger Competing Proposal or (iii) MCC fails to include the MCC Board Recommendation in this Joint Proxy Statement/Prospectus; and

(g)	by MCC, in the event that (i) (A) MCC shall have received an MCC Merger Superior Proposal, (B) subject to MCC’s compliance with the MCC Merger Agreement as it relates to negotiating in good faith with Sierra regarding the potential amendment of the MCC Merger Agreement, MCC Board or any authorized committee thereof shall have authorized MCC to enter into a definitive agreement to consummate the transaction contemplated by such MCC Merger Superior Proposal, and (C) concurrently with the termination of the MCC Merger Agreement, MCC pays Sierra the MCC Merger Termination Fee (as described below) and enters into the definitive agreement to consummate the transaction contemplated by such MCC Merger Superior Proposal; or (ii) the MCC Board or any authorized committee thereof shall have effected an MCC Adverse Recommendation Change in accordance with the applicable provisions of the MCC Merger Agreement;

(h)	by MCC, (i) within 10 business days after the Sierra Board shall have effected a Sierra MCC Merger Adverse Recommendation Change prior to receipt of Sierra Stockholder approval, (ii) in the event the Sierra Board shall have approved, or authorized Sierra or any of its subsidiaries to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to an MCC Merger Competing Proposal or (iii) Sierra fails to include the Sierra Board Recommendation in this Joint Proxy Statement/Prospectus; and

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(i)	by Sierra, in the event that: (i) (A) Sierra shall have received an MCC Merger Superior Proposal, (B) subject to Sierra’s compliance with its obligations under the MCC Merger Agreement as it relates to negotiating in good faith with MCC regarding the potential amendment of the MCC Merger Agreement, the Sierra Board or any authorized committee thereof shall have authorized Sierra to enter into a definitive agreement to consummate the transaction contemplated by such MCC Merger Superior Proposal, and (C) concurrently with the termination of the MCC Merger Agreement, Sierra pays MCC the Termination Fee and enters into the definitive agreement to consummate the transaction contemplated by such MCC Merger Superior Proposal; or (ii) the Sierra Board or any authorized committee thereof shall have effected a Sierra MCC Merger Adverse Recommendation Change in accordance with the applicable provisions of the MCC Merger Agreement.

MCC Termination Fee (see page 296 of this Joint Proxy Statement/Prospectus)

Under the MCC Merger Agreement, Sierra and MCC may be obligated, under certain circumstances, to pay the other party a termination fee of $6,000,000 in cash. See “Description of the MCC Merger Agreement — Termination Fees” for a discussion of the circumstances that could result in the payment of a termination fee under the MCC Merger Agreement.

Conditions That Must Be Satisfied or Waived for the MDLY Merger to be Completed (see page 317 of this Joint Proxy Statement/Prospectus)

MDLY and Sierra will not be obligated to complete the MDLY Merger unless a number of conditions are satisfied or waived, including:

●	the receipt of MDLY Stockholder approval;

●	the receipt of Sierra Stockholder approval;

●	the Form N-14 Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form N-14 Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC;

●	the outstanding shares of Sierra Common Stock, the MDLY Merger Shares and the shares of Sierra Common Stock to be issued in the MCC Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance;

●	the exemptive relief from the SEC shall have been granted and be in full force and effect as of the MDLY Merger Closing Date;

●	Sierra shall have made or obtained such filings and approvals as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the MDLY Merger Shares;

●	no order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the MDLY Merger or any of the other transactions contemplated by the MDLY Merger Agreement shall be in effect;

●	any applicable waiting period (and any extension thereof) applicable to the MDLY Merger under the HSR Act shall have expired or been terminated;

●	all issued and outstanding Medley LLC Units (including Medley Restricted Units that have vested) other than Medley LLC Units held by MDLY, shall have been converted into MDLY Class A Common Stock in accordance with the Exchange Agreement on (and not sooner than) the MDLY Merger Closing Date;

●	the Tax Receivable Termination Agreement, to be effective as of the MDLY Merger Effective Time, shall have been executed and delivered by all necessary parties;

●	each of the conditions to the MCC Merger Closing shall have been satisfied or appropriately waived, and the MCC Merger shall be consummated simultaneously with the MDLY Merger;

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●	MDLY shall have obtained written consents to the continuation, following the MDLY Merger Effective Time, of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended as of June 30, 2018;

●	the SEC shall have confirmed in a manner reasonably acceptable to the parties that the equity of Merger Sub, as the surviving company in the MDLY Merger, will be treated as a portfolio investment of Sierra and reflected in Sierra’s consolidated financial statements at fair value for accounting purposes, and that Merger Sub’s financial results will not be consolidated into the financial statements of Sierra;

●	there shall be no pending suit, action or proceeding by any governmental entity, (i) challenging the acquisition by Sierra of any MDLY Common Stock, seeking to restrain or prohibit the consummation of the MDLY Merger or any other transaction contemplated by the MDLY Merger Agreement or seeking to obtain from MDLY or Sierra any damages that are material in relation to MDLY and its subsidiaries taken as a whole, or (ii) seeking to prohibit Sierra or any of its subsidiaries from effectively controlling in any material respect the business or operations of MDLY and its subsidiaries; and

●	the parties shall have received the written opinion of Eversheds Sutherland (US) LLP (or such other counsel as may be reasonably satisfactory to the parties), dated as of the MDLY Merger Closing Date and in form and substance reasonably satisfactory to the parties, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the MDLY Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

In addition, the obligations of Sierra to effect the MDLY Merger are subject to the satisfaction or waiver by Sierra of additional conditions, including:

●	the accuracy of the representations and warranties of MDLY (subject to the interpretive standards set forth in the MDLY Merger Agreement), and the receipt by Sierra of a certificate signed by the MDLY chief executive officer or chief financial officer certifying such accuracy;

●	the performance by MDLY, in all material respects, of all obligations required to be performed by MDLY under the MDLY Merger Agreement, and the receipt by Sierra of a certificate signed by the MDLY chief executive officer or chief financial officer certifying such performance;

●	MDLY shall have delivered to Sierra fully executed copies of all consents and approvals required in order to keep the Medley LLC indebtedness outstanding and the Medley LLC debt documents in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof; and

●	Each of the MDLY Executives shall have entered into the relevant MDLY Employment Agreement, effective as of the MDLY Merger Effective Time.

In addition, the obligations of MDLY to effect the MDLY Merger are subject to the satisfaction or waiver by MDLY of additional conditions, including:

●	the accuracy of the representations and warranties of Sierra (subject to the interpretive standards set forth in the MDLY Merger Agreement), and the receipt by MDLY of a certificate signed by the Sierra chief executive officer or chief financial officer certifying such accuracy;

●	the performance by Sierra, in all material respects, of all obligations required to be performed by Sierra under the MDLY Merger Agreement, and the performance by Sierra, in all respects, of its covenants and obligations relating to amendments and waivers to the MDLY Merger Agreement, and the receipt by MDLY of a certificate signed by the Sierra chief executive officer or chief financial officer certifying such performance;

●	Sierra shall have taken all actions, and executed all documents, reasonably required of Sierra by the holders of Medley LLC indebtedness in order to keep the Medley LLC indebtedness outstanding and the Medley LLC debt documents in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof; provided, however, neither Sierra nor any of its subsidiaries shall be obligated to provide any guarantees or other credit support for any such Medley LLC indebtedness; and

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●	Sierra shall have taken all actions, and executed all documents, reasonably required of Sierra in order to keep the indebtedness represented by the Sierra debt documents outstanding and the Sierra debt documents in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof.

Termination of the MDLY Merger Agreement (see page 319 of this Joint Proxy Statement/Prospectus)

The MDLY Merger Agreement generally may be terminated, whether before or after the receipt of the MDLY Stockholder approval or the Sierra Stockholder approval:

(a)	by the mutual written agreement of MDLY and Sierra;

(b)	by either MDLY or Sierra, if any governmental entity whose consent or approval is a condition to the MDLY Merger Closing has denied the granting of any such consent or approval and such denial has become final and nonappealable, or any governmental entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the MDLY Merger Agreement;

(c)	by either MDLY or Sierra, if the MDLY Merger shall not have been consummated on or prior to the MDLY Merger Outside Date, unless the failure of the MDLY Merger Closing to occur by such date shall be due to the failure of the party seeking to terminate the MDLY Merger Agreement to perform or observe the covenants and agreements of such party set forth in the MDLY Merger Agreement; provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein, and such breach has caused or resulted in the failure of the MDLY Merger Closing to occur by or prior to the MDLY Merger Outside Date;

(d)	by either Sierra or MDLY, at any time prior to the MDLY Merger Effective Time, in the event that (i) MDLY or Sierra, as the case may be, shall have failed to obtain the MDLY Stockholder approval or the Sierra Stockholder approval, as applicable, at the MDLY Special Meeting or the Sierra Special Meeting, respectively, at which a vote is taken on the MDLY Merger, or (ii) the MCC Merger Agreement shall have been terminated;

(e)	by either MDLY or Sierra (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the MDLY Merger Agreement), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in the MDLY Merger Agreement on the part of MDLY, in the case of a termination by Sierra, or Sierra, in the case of a termination by MDLY, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the MDLY Merger Closing Date, the failure of certain closing conditions set forth in the MDLY Merger Agreement, as the case may be, and which is not cured within 30 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period;

(f)	by Sierra, (i) within 10 business days after the MDLY Board shall have effected a MDLY Adverse Recommendation Change prior to receipt of the MDLY Stockholder approval, (ii) in the event the MDLY Board shall have approved or authorized MDLY or any of its subsidiaries to enter into a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a MDLY Merger Competing Proposal or (iii) MDLY fails to include the MDLY Board Recommendation in this Joint Proxy Statement/Prospectus;

(g)	by MDLY (at the direction of the MDLY Board or the MDLY Special Committee), in the event that (i) (A) MDLY shall have received a MDLY Merger Superior Proposal, (B) subject to MDLY’s compliance with the MDLY Merger Agreement as it relates to negotiating in good faith with Sierra regarding the potential amendment of the MDLY Merger Agreement, the MDLY Board or any authorized committee thereof shall have authorized MDLY to enter into a definitive agreement to consummate the transaction contemplated by such MDLY Merger Superior Proposal, and (C) concurrently with the termination of the MDLY Merger Agreement, MDLY pays Sierra the MDLY Merger Termination Fee (as described below) and enters into the definitive agreement to consummate the transaction contemplated by such MDLY Merger Superior Proposal; or (ii) the MDLY Board (whether at the direction of the MDLY Special Committee or otherwise) shall have effected a MDLY Adverse Recommendation Change in accordance with the applicable provisions of the MDLY Merger Agreement;

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(h)	by MDLY, (i) within 10 business days after the Sierra Board shall have effected a Sierra MDLY Merger Adverse Recommendation Change prior to receipt of Sierra Stockholder approval, (ii) in the event the Sierra Board shall have approved, or authorized Sierra or any of its subsidiaries to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a MDLY Merger Competing Proposal or (iii) Sierra fails to include the Sierra Board Recommendation in this Joint Proxy Statement/Prospectus; and

(i)	by Sierra (at the direction of the Sierra Board or the Sierra Special Committee), in the event that: (i) (A) Sierra shall have received a MDLY Merger Superior Proposal, (B) subject to Sierra’s compliance with its obligations under the MDLY Merger Agreement as it relates to negotiating in good faith with MDLY regarding the potential amendment of the MDLY Merger Agreement, the Sierra Board or any authorized committee thereof shall have authorized Sierra to enter into a definitive agreement to consummate the transaction contemplated by such MDLY Merger Superior Proposal, and (C) concurrently with the termination of the MDLY Merger Agreement, Sierra pays MDLY the MDLY Merger Termination Fee and enters into the definitive agreement to consummate the transaction contemplated by such MDLY Merger Superior Proposal; or (ii) the Sierra Board or any authorized committee thereof shall have effected a Sierra MDLY Merger Adverse Recommendation Change in accordance with the applicable provisions of the MDLY Merger Agreement.

MDLY Termination Fee (see page 320 of this Joint Proxy Statement/Prospectus)

Under the MDLY Merger Agreement, Sierra and MDLY may be obligated, under certain circumstances, to pay the other party a termination fee of $5,350,000 in cash. See “Description of the MDLY Merger Agreement — Termination Fees” for a discussion of the circumstances that could result in the payment of a termination fee under the MDLY Merger Agreement.

Third Party Consents Required for the Mergers (see pages 293-294 and 307 of this Joint Proxy Statement/Prospectus)

Pursuant to the MCC Merger Agreement, each of Sierra’s and MCC’s obligations to complete the MCC Merger is conditioned upon, among other things, and in addition to certain regulatory approvals (as described below in “Regulatory Approvals Required for the Mergers”), the prior receipt by Sierra or MCC, as applicable, of third party consents and approvals relating to the joint venture arrangements of Sierra and MCC. In addition, each of Sierra’s and MCC’s obligations to complete the MCC Merger is cross-conditioned upon MDLY, pursuant to the MDLY Merger Agreement, having received written consents to the continuation, following the MDLY Merger Effective Time, of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended June 30, 2018. In addition to the foregoing mutual conditions for closing, Sierra and MCC must obtain all consents and approvals, and take all necessary steps, in order to keep their respective indebtedness outstanding (or, in the case of MCC’s credit facility, to combine it with Sierra’s existing credit facility) following the MCC Merger Effective Time. Although Sierra and MCC expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, if they are not, the closing of the Mergers could be significantly delayed or the Mergers may not occur at all.

Pursuant to the MDLY Merger Agreement, each of Sierra’s and MDLY’s obligations to complete the MDLY Merger is conditioned upon, among other things, and in addition to the regulatory approvals (as described below in “Regulatory Approvals Required for the Mergers”), prior receipt by MDLY of written consents to the continuation, following the MDLY Merger Effective Time, of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended June 30, 2018. In addition to the foregoing mutual conditions for closing, Sierra and MDLY must obtain all consents and approvals, and take all necessary steps, in order to keep their respective indebtedness outstanding following the MDLY Merger Effective Time. Although Sierra and MDLY expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, if they are not, the closing of the Mergers could be significantly delayed or the Mergers may not occur at all.

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Listing of Sierra Common Stock and Delisting of MCC Common Stock and MDLY Class A Common Stock (see page 276 of this Joint Proxy Statement/Prospectus)

Sierra Common Stock is currently not listed on a securities exchange. In connection with the Mergers, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers. Upon completion of the Mergers, (1) MCC Common Stock will be delisted from the NYSE and the TASE and thereafter MCC will be deregistered under the Exchange Act and (2) MDLY Class A Common Stock will be delisted from the NYSE and thereafter MDLY will be deregistered under the Exchange Act.

Immediately following the Closing of the Mergers, the Combined Company Expects to Effectuate a Reverse Stock Split and a Share Repurchase Program (see page 705 of this Joint Proxy Statement/Prospectus)

Immediately following the closing of the Mergers, the Combined Company expects to effectuate a one-for-three reverse split stock split. As a result, the total number of shares of Combined Company Common Stock outstanding will be reduced and the price per share will simultaneously increase. In light of the fact that the reverse stock split will not be effectuated until after the closing of the Mergers, the financial information contained in this Joint Proxy Statement/Prospectus does not reflect the reverse stock split.

In connection with the Mergers, on November 6, 2018, the Sierra Board approved a share repurchase program pursuant to which the Combined Company could purchase up to an aggregate amount of $100.0 million of the Combined Company Common Stock between the period of the effective date of the Mergers and the one-year anniversary of such date. This share repurchase program may be limited or terminated at any time without prior notice. Even if the Mergers are consummated, there can be no assurance that the Combined Company will conduct any repurchases of the Combined Company Common Stock.

The Combined Company and its Management Following Completion of the Mergers (see page 706 of this Joint Proxy Statement/Prospectus)

On November 6, 2018, the Sierra Board took the necessary actions to appoint individuals to serve as directors and executive officers of the Combined Company. Effective as of the closing of the Mergers, the following actions will occur with respect to the Combined Company Board: (1) Seth Taube will resign from his positions as a director and Chief Executive Officer of Sierra, (2) Brook Taube will be appointed as Chief Executive Officer and Chief Investment Officer of the Combined Company and Chairman of the Combined Company Board, and (3) Karin Hirtler-Garvey and John E. Mack, each of whom are currently independent directors of MCC, will become independent directors of the Combined Company. The current independent directors of Sierra, Oliver T. Kane, Valerie Lancaster-Beal, and Stephen R. Byers, will continue as directors of the Combined Company Board.

Effective as of the closing of the Mergers, the following persons will serve as the Combined Company’s executive officers or key employees in the following capacities:

Name	Position(s) Held
Brook Taube	Chief Executive Officer, Chief Investment Officer, and Chairman of the Combined Company Board
Seth Taube	Vice Chairman, Senior Executive Vice President, and Senior Managing Director
Jeff Tonkel	President
Richard T. Allorto, Jr.	Chief Financial Officer, Treasurer, Senior Executive Vice President, and Senior Managing Director
John D. Fredericks	General Counsel, Chief Compliance Officer, Secretary, Senior Executive Vice President, and Senior Managing Director
Samuel Anderson	Head of Capital Markets & Risk Management, Senior Executive Vice President, and Senior Managing Director
Christopher Taube	Head of Institutional Fundraising, Senior Executive Vice President, and Senior Managing Director

For more information regarding the management of the Combined Company, see “Information about the Combined Company — Management.”

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Employment Agreements with Management (see page 719 of this Joint Proxy Statement/Prospectus)

Medley Capital LLC, a wholly owned subsidiary of the Combined Company that employs the Combined Company’s employees, is currently negotiating and will enter into employment agreements with each Management employee, effective as of the MDLY Merger Closing Date (the “Effective Date”). The employment agreements will provide for an initial term of 24 months (30 months in the case of the Chief Executive Officer) following the Effective Date, unless terminated earlier by one of the parties, and will be renewed automatically for successive periods of one year, unless either party gives written notice to the contrary at least 120 calendar days prior to the end of the initial term or any renewal term (the “Term”).

Each employment agreement will set forth a base salary, which is subject to change at the discretion of the Combined Company Board or compensation committee of the Combined Company Board (the “Combined Company Compensation Committee”). Under the employment agreements, each Management employee will be eligible to receive each year a short-term incentive paid in cash and a long-term incentive in the form of an equity award, each paid after the end of the year (the “Annual Bonus”). Each employment agreement will provide that the Combined Company Board or the Combined Company Compensation Committee will establish a target Annual Bonus for each year of no less than a specified multiple of each Management employee’s base salary and will establish performance and other objectives for the year for such Annual Bonus, in consultation with Management. The long-term equity incentive will initially be made in the form of a restricted stock unit of the Combined Company (“RSU”) award, vesting in three equal annual installments, beginning on the first anniversary of issuance. The cash and equity award portions of the annual bonuses paid under the employment agreements will be subject to recoupment by the Combined Company under certain circumstances.

Under the employment agreements, each Management employee would be entitled to certain benefits and payments (including, under certain circumstances, accrued but unpaid obligations, bonus amounts, salary continuation, acceleration of RSUs and/or partial COBRA-premium coverage) in exchange for a general release of claims in the event of the Management employee’s death, disability, termination of employment by Medley Capital LLC without “Cause,” termination by the Management employee with “Good Reason” or termination of the Management employee due to the Combined Company providing notice that it is not renewing the employment agreement at the end of the Term under certain circumstances.

The employment agreements will impose restrictive covenants that prohibit a Management employee from competing with any member of Medley Capital LLC, the Combined Company and each of their respective subsidiaries and affiliates (the “Company Group”), or interfering with the customers or employees of any member of the Company Group while employed and for 12 months thereafter, and prohibit the Management employees from disparaging or disclosing the confidential information of any member of the Company Group indefinitely, among other restrictions.

Each employment agreement also will provide for a lock-up period of 12-months beginning on the MDLY Merger Closing Date, during which the Management employee will not be permitted to transfer any shares of the Combined Company Common Stock the Management employee acquired pursuant to the MDLY Merger Agreement, except under certain specified circumstances. Certain employment agreements provide that in the event of a termination by Medley Capital LLC without Cause or by the Management employee with Good Reason, the lock-up period shall end as of the termination date.

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The Rights of MCC Stockholders and MDLY Stockholders Following the Mergers Will Be Different (see page 682 of this Joint Proxy Statement/Prospectus)

The rights of MCC Stockholders are currently governed by the DGCL, the MCC Certificate, and the MCC Bylaws, and the rights of MDLY Stockholders are currently governed by the DGCL, the MDLY Certificate, and the MDLY Bylaws. As a result of the Mergers, MCC Stockholders and MDLY Stockholders who receive shares of Sierra Common Stock will become stockholders of the Combined Company. The rights of the Combined Company’s stockholders will be governed by the MGCL, the Sierra Charter (including the Sierra Charter Amendments subject to the approval of Sierra Stockholders), and the amendment and restatement of the Sierra Bylaws. Further, Sierra Stockholders are being asked to consider and approve proposals to adopt the Sierra Charter Amendments (as discussed in greater detail in “Sierra Proposal #5: Adoption of Sierra Charter Amendments”). The rights of MCC Stockholders and MDLY Stockholders and the rights of Sierra Stockholders differ in certain respects.

Regulatory Approvals Required for the Mergers

Request for SEC Exemptive Relief (see page 704 of this Joint Proxy Statement/Prospectus)

The Mergers are conditioned on Sierra, MCC, MDLY, and certain of their affiliates receiving exemptive relief from the SEC from: (i) Sections 17(d) and 57(a)(1), (2), and (4) of the Investment Company Act and Rule 17d-1 thereunder because the Mergers would involve a joint arrangement among two affiliated BDCs and their investment advisers and (ii) Sections 12(d)(3) and 60 of the Investment Company Act because, in connection with the MDLY Merger, MDLY, a registered investment adviser, will be become a wholly owned subsidiary of the Combined Company. In addition, Sierra and certain of its affiliates are requesting exemptive relief from the SEC from (i) Sections 23(a), 23(b), 23(c), and 63 and pursuant to Section 61(a)(3)(B) and Sections 57(a)(4) and 57(i) of the Investment Company Act and Rule 17d-1 thereunder that would permit the Combined Company to grant stock options, restricted stock, and restricted stock units in exchange for and in recognition of services by its directors, executive officers and employees and (ii) Sections 18(a) and 61(a) of the Investment Company Act that would permit the Combined Company to exclude the debt of the SBIC Subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio that the Combined Company is required to maintain under the Investment Company Act. There can be no assurance if or when the Companies will receive the exemptive relief.

Request for SBA Approval (see page 704 of this Joint Proxy Statement/Prospectus)

The MCC Merger is conditioned on MCC obtaining from the SBA such approvals as may be necessary for the debentures issued by the SBIC Subsidiary to remain outstanding in accordance with their terms following the MCC Merger Effective Time. The SBIC Subsidiary is seeking SBA approval related to the Mergers; however, there can be no assurance that MCC will receive the requisite SBA approval or the exact timing of such approval.

The HSR Act (see page 704 of this Joint Proxy Statement/Prospectus)

The HSR Act provides that parties must not complete certain mergers, acquisitions or transfers of assets until they have made a detailed filing with the FTC and the DOJ and waited for those agencies to determine that the transaction will not adversely affect U.S. commerce under the antitrust laws. Each of Sierra, MCC, and MDLY have agreed to file with the FTC and the DOJ, if and to the extent required, a notification and report form relating to the MCC Merger Agreement and the MDLY Merger Agreement, as applicable, and the transactions contemplated thereby as required by the HSR Act, and to take all other actions reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act applicable to the MCC Merger and the MDLY Merger as soon as practicable. At any time before consummation of the Mergers, the FTC or the DOJ, could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin consummation of the Mergers. Individual states or private parties also may bring actions under the antitrust laws in certain circumstances. There can be no assurance that a challenge to the Mergers on antitrust grounds will not be made or, if a challenge is made, that it will not be successful.

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COMPARATIVE FEES AND EXPENSES

The following tables are intended to assist you in understanding and comparing the costs and expenses that an investor in Sierra Common Stock and MCC Common Stock bears directly or indirectly. In addition, the following tables reflect, based on the assumptions set forth below, the pro forma costs and expenses that an investor in the Combined Company Common Stock following the completion of the Mergers may bear directly or indirectly. Except where the context suggests otherwise, whenever this Joint Proxy Statement/Prospectus contains a reference to fees or expenses paid or to be paid by Sierra or MCC, the respective stockholders will indirectly bear such fees or expenses as investors in Sierra or MCC prior to the Mergers, as applicable, and the Combined Company following the consummation of the Mergers.

Following the completion of the Mergers, the Combined Company will pay MCC Advisors a base management fee that will equal the base management fee currently paid under the Sierra Investment Advisory Agreement as set forth in the footnotes below. Merger Sub will be a wholly owned subsidiary of the Combined Company following the Mergers, and as a wholly owned subsidiary of the Combined Company, the Combined Company is expected to receive dividend income from Merger Sub. Such dividend income will partially offset the impact of the base management fee charged by MCC Advisors for providing advisory services to Sierra. The Combined Company’s annual “Base management fees” in the table below reflect the estimated dividend income to be received from Merger Sub as this is intended to more accurately represent the Combined Company’s expenses.

The pro forma costs and expenses reflect certain cost savings and synergies that the Companies expect that the Combined Company will achieve in connection with the Mergers when the investment portfolios of Sierra and MCC are integrated and the businesses and administrative operations of Sierra, MCC, and MDLY are integrated. The Companies caution investors that some of the percentages indicated in the tables below are estimates and may vary from the actual costs and expenses that an investor in Sierra Common Stock, MCC Common Stock, and Combined Company Common Stock may bear directly or indirectly.

Sierra will reflect its interest in Merger Sub as an investment at fair value on its statement of assets and liabilities, in accordance with ASC 946-320, “Financial Services — Investment Companies — Investments — Debt and Equity Securities.” Accordingly, Sierra will not consolidate Merger Sub in its financial statements. Therefore, the costs and expenses of Merger Sub are not presented separately in the tables below, but their impact on the pro forma Combined Company are reflected in the Pro Forma Combined Company column below.

			Pro Forma Sierra (Adjusted for MCC	Pro Forma Combined
	Sierra	MCC	Merger)	Company
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid (1)	—	—	—	—
Offering expenses (1)	—	—	—	—
Distribution reinvestment plan fees (2)	—	—	—	—
Total stockholder transaction expenses	—	—	—	—

Annual expenses (as a percentage of net assets attributable to common stock): (3)
Base management fees (4)	2.75%	4.04%	3.16%	2.56%
Incentive fees (5)	—%	—%	—%	—%
Interest payments on borrowed funds (6)	2.95%	7.90%	4.31%	4.20%
Acquired fund fees and expenses (7)	—	—	—	—
Other expenses (8)	1.45%	2.76%	1.34%	1.24%
Total annual expenses (estimated)	7.15%	14.70%	8.81%	8.00%

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See the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” and the accompanying notes to such financial statements included elsewhere in this Joint Proxy Statement/Prospectus for more information about the effect of the Mergers on Sierra’s financial position and results of operations based upon Sierra’s or MCC’s respective historical financial positions and results of operations.

(1)	Effective as of July 31, 2018, the Sierra Board terminated the offering of shares of Sierra Common Stock. Purchases of shares of MCC Common Stock on the secondary market are not subject to sales charges; in the event that the shares are sold to or through underwriters, a corresponding prospectus supplement would disclose the applicable sales load.

This table does not include any sales load that Sierra Stockholders or MCC Stockholders may have paid in connection with their purchases of Sierra Common Stock or MCC Common Stock.

(2)	The expenses of the Sierra Distribution Reinvestment Plan and the MCC Dividend Reinvestment Plan are included in “Other Expenses.”

(3)	“Net assets attributable to common stock” equals net assets as of June 30, 2018. For the pro forma columns above, the net assets of Sierra on a pro forma basis as of June 30, 2018 were used. See “Unaudited Pro Forma Condensed Combined Financial Statements” for more information.

(4)	“Base management fees” assumes the fee remains consistent with the fees incurred for the quarter ended June 30, 2018 as a percentage of Sierra’s net assets for the period. Sierra’s base management fee is calculated at an annual rate of 1.75% of Sierra’s gross assets (which includes any borrowings for investment purposes), at the end of each completed calendar quarter and is payable quarterly in arrears. See “Business of Sierra — Investment Advisory Agreement and Fees.”

“Base management fees” assumes the fee remains consistent with the fees incurred for the quarter ended June 30, 2018 as a percentage of MCC’s net assets for the period. MCC’s base management fee is calculated at an annual rate of 1.75% of MCC’s gross assets (which includes any borrowings for investment purposes) of up to $1 billion, and 1.50% based on its gross assets (which includes any borrowings for investment purposes) above $1 billion. The base management fee is calculated based on the average of the beginning and ending gross assets of each completed fiscal quarter and is payable quarterly in arrears. See “Business of MCC — MCC Advisors — Investment Management Agreement.”

Following the completion of the Mergers, the Combined Company will pay MCC Advisors, which will be a wholly owned subsidiary of the Combined Company following the Mergers, a base management fee that will equal the base management fee currently paid under the Sierra Investment Advisory Agreement as set forth above. The base management fees reflected in the pro forma columns have been estimated by multiplying the pro forma total assets as of June 30, 2018 by 1.75% offset by the estimated dividend income to be received from Merger Sub. The 3.16% and 2.56% base management fee percentages reflected on the table above are higher than 1.75% because they are calculated as a percentage of the pro forma net assets as of June 30, 2018 rather than as a percentage of the pro forma total assets. See “Information about the Combined Company – Investment Advisory Agreement.”

In connection with the Mergers, the Companies expect that the Combined Company will achieve certain cost savings and synergies when the investment portfolios of Sierra and MCC are integrated and the businesses and administrative operations of Sierra, MCC, and MDLY are integrated. Such cost savings and synergies include the benefit of the dividend income that the Combined Company is expected to receive from Merger Sub for MCC Advisors’ services provided to the Combined Company. The Combined Company’s annual “Base management fees” assume fees reflecting the estimated dividend income to be received from Merger Sub. Accordingly, the Companies believe that estimated total pro forma combined expenses will be lower than Sierra’s and MCC’s combined historical expenses if such cost savings and synergies are achieved. There can be no assurance that such cost savings and synergies will be achieved.

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(5)	“Incentive fees” for Sierra represent the annualized incentive fees based on actual incentive fees incurred during the six months ended June 30, 2018. The incentive fees, if any, are divided into two parts:

i.	a subordinated incentive fee on income, which, at a maximum, for any quarter in which Sierra’s pre-incentive fee net investment income exceeds 2.1875% of its net assets at the end of the immediately preceding quarter, will equal 20% of the amount of its pre-incentive fee net investment income; and

ii.	an incentive fee on capital gains that will equal 20% of Sierra’s capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains; and the incentive fees are based on Sierra’s performance and will not be paid unless Sierra achieves certain goals. Sierra will record an expense accrual relating to the capital gains incentive fee payable by it to its investment adviser (but not paid) when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to its investment adviser if Sierra were to sell its investment portfolio at such time. The amount in the table assumes that no incentive fees on capital gains will be paid for the following 12-month period which is based on the actual realized capital gains (losses) for the quarter ended June 30, 2018 and the unrealized appreciation (depreciation) of Sierra’s investments as of such date and assumes that all such unrealized appreciation (depreciation) is converted to realized capital gains (losses) on such date. See “Business of Sierra — Investment Advisory Agreement and Fees” for more information concerning the incentive fees.

“Incentive fees” for MCC represent the annualized incentive fees based on the actual incentive fees incurred during the six months ended June 30, 2018. The incentive fee consists of two parts:

i.	The first component of the incentive fee is payable quarterly in arrears and is based on MCC’s pre-incentive fee net investment income earned during the calendar quarter for which the incentive fee is being calculated. MCC’s investment adviser is entitled to receive the incentive fee on net investment income from MCC if MCC’s ordinary income (as defined below) exceeds a quarterly “hurdle rate” of 1.50%. The hurdle amount is calculated after making appropriate adjustments to MCC’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by MCC of MCC Common Stock (including issuances pursuant to the MCC Dividend Reinvestment Plan), any repurchase by MCC of MCC Common Stock, and any dividends paid by MCC, each as may have occurred during the relevant quarter.

Beginning with the calendar quarter that commenced on January 1, 2016, the incentive fee on net investment income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to MCC’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). MCC refers to such period as the “Trailing Twelve Quarters.”

The hurdle amount for the incentive fee on net investment income is determined on a quarterly basis, and is equal to 1.50% multiplied by the MCC’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to MCC’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by MCC of MCC Common Stock (including issuances pursuant to the MCC Dividend Reinvestment Plan), any repurchase by MCC of MCC Common Stock, and any dividends paid by MCC, each as may have occurred during the relevant quarter. The incentive fee for any partial period will be appropriately prorated. Any incentive fee on net investment income will be paid to MCC’s investment adviser on a quarterly basis, and will be based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the base management fee but excluding any incentive fee on pre-incentive fee net investment income or on MCC’s capital gains. For a more detailed discussion of the calculation of this fee, see “Business of MCC — MCC Advisors — Investment Management Agreement.”

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ii.	The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the MCC Investment Management Agreement as of the termination date) and equals 20.0% of MCC’s cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to MCC’s investment adviser.

Under GAAP, MCC calculates the second component of the incentive fee as if MCC had realized all assets at their fair values as of the reporting date. Accordingly, MCC accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional capital gains incentive fee is subject to the performance of investments until there is a realization event, the amount of the provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive that is ultimately realized and the differences could be material.

Following the completion of the Mergers, the Combined Company will pay MCC Advisors, which will be a wholly owned subsidiary of the Combined Company following the Mergers, an incentive fee on income and an incentive fee on capital gains that will equal the incentive fee on income and the incentive fee on capital gains currently paid under the Sierra Investment Advisory Agreement as set forth above. The pro forma Combined Company’s income based fees and capital gains incentive fees have been calculated in a manner consistent with the Combined Company Investment Advisory Agreement based on the pro-forma results for the six months ended June 30, 2018. See “Information about the Combined Company – Investment Advisory Agreement.”

(6)	“Interest payments on borrowed funds” for each of Sierra and MCC represents the annualized interest and financing expenses based on actual interest and financing expenses incurred during the six months ended June 30, 2018. The pro forma Combined Company information includes additional interest expense assuming $50.0 million of leverage necessary to finance the Mergers. As of June 30, 2018, Sierra’s and MCC’s total borrowings outstanding, net of deferred financing costs, were approximately $380.6 million and $424.3 million, respectively.

Sierra and MCC are only permitted to employ leverage to the extent of their respective asset coverage, as defined in the Investment Company Act, equal to at least 200% after giving effect to such leverage. The amount of leverage that Sierra and MCC employs at any time depends on the assessment of the market and other factors at the time of any proposed borrowing.

(7)	Sierra and MCC currently do not, and the Combined Company does not intend during the next twelve months to invest in the securities or other investment instruments of registered investment companies, BDCs, or other investment funds; therefore, no expenses are reflected for “Acquired fund fees and expenses.”

(8)	“Other expenses” for each of Sierra and MCC includes professional fees, administrator expenses and all other general and administrative expenses. Such expenses are annualized based on actual expenses incurred during the six months ended June 30, 2018, adjusted to exclude expenses incurred during the six months ended June 30, 2018 related to the Mergers. On a pro forma basis, “Other expenses” were determined by taking the sum of the annualized expenses of Sierra and MCC and adjusting such amount for certain cost savings and synergies when the administrative operations of Sierra, MCC, and MDLY are integrated.Total cost synergies were estimated to be $5.8 million. There can be no assurance that such cost savings and synergies will be achieved.

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Examples

The following examples demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Sierra Common Stock, MCC Common Stock, or, following the completion of the Mergers, the Combined Company Common Stock. In calculating the following expense amounts, each of Sierra and MCC has assumed that it would have no additional leverage, that none of its assets are cash or cash equivalents and that its annual operating expenses would remain at the levels set forth in the tables above. Transaction expenses related to the Mergers are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return in (none of which is subject to the incentive fee on capital gains)(1):
Sierra	$82	$237	$383	$709
MCC	$157	$422	$634	$994
Pro forma Combined Company	$90	$259	$415	$754

You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return in (all of which is subject to the incentive fee on capital gains)(2):
Sierra	$82	$237	$383	$709
MCC	$157	$422	$634	$994
Pro forma Combined Company	$90	$259	$415	$754

(1)	The above examples assume that Sierra and, following the completion of the Mergers, the Combined Company, will not realize any capital gains computed net of all realized capital losses and no unrealized capital depreciation.

(2)	The above examples assume that Sierra and, following the completion of the Mergers, the Combined Company, has no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Combined Company Investment Advisory Agreement and therefore is subject to the incentive fee on capital gains.

The foregoing tables are intended to assist you in understanding the various costs and expenses that an investor in Sierra or MCC, or, following the completion of the Mergers, the Combined Company Common Stock will bear directly or indirectly. While the examples assume, as required by the SEC, a 5% annual return, performance will vary and may result in a return greater or less than 5%. If Sierra were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger income based fees or incentive fees on capital gains of a material amount, its expenses, and returns to its investors, would be higher.

The foregoing examples and the expenses in the Comparative Fees and Expenses table above should not be considered a representation of Sierra’s or MCC’s, or, following the completion of the Mergers, the Combined Company’s future expenses as actual expenses (including the cost of debt, if any, and other expenses) that it may incur in the future and such actual expenses may be greater or less than those shown.

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RISK FACTORS

This Joint Proxy Statement/Prospectus relates to the Sierra Common Stock to be issued to MCC Stockholders and MDLY Stockholders in connection with the MCC Merger and the MDLY Merger, respectively. If the Mergers are successfully consummated, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers. Upon completion of the Mergers, the investment portfolios of MCC and Sierra would be combined, Merger Sub, as a successor to MDLY, would be a wholly owned subsidiary of the Combined Company, and the Combined Company would be internally managed by its wholly owned investment adviser subsidiary. Set forth below are the principal risks relating to: (i) the Mergers, (ii) the Combined Company following the successful completion of the Mergers, (iii) Sierra, (iv) MCC, and (v) MDLY. Please review all these risks, including the risks associated with the businesses of each of the Companies because these risks will also affect the Combined Company following consummation of the Mergers.

Risks Relating to the Mergers

There can be no assurances when or if the Mergers will be completed.

Although the Companies expect to complete the Mergers as early as the fourth quarter of 2018 or the first quarter of 2019, there can be no assurances as to the exact timing of completion of the Mergers, or that the Mergers will be completed at all. The completion of the Mergers is subject to numerous conditions, including, among others, the continued effectiveness of this Form N-14 Registration Statement; the approval of Sierra Common Stock (including shares of Sierra Common Stock to be issued in the Mergers) for listing on the NYSE; receipt of requisite approvals of each of the Sierra Stockholders, the MCC Stockholders, and MDLY Stockholders; receipt of required regulatory approvals, including from the SEC, the SBA, any necessary approvals under the HSR Act, and, if applicable, state securities regulators; confirmation by the SEC that Merger Sub, as the successor to MDLY in the MDLY Merger, will be treated as a portfolio investment of the Combined Company and reflected in the Combined Company’s consolidated financial statements at fair value for accounting purposes (i.e., not consolidated into the financial statements of the Combined Company); the relevant parties having taken all actions reasonably required in order to keep existing indebtedness outstanding following the Mergers (other than with respect to MCC’s credit facility, which has been terminated); receipt of necessary consents relating to joint ventures of Sierra and MCC; receipt of a specified level of consents from third-party advisory clients of MDLY; with respect to the MCC Merger, satisfaction (or appropriate wavier) of the conditions to closing of the MDLY Merger; with respect to the MDLY Merger, satisfaction (or appropriate waiver) of the conditions to closing of the MCC Merger; and other customary closing conditions. For more information, see “Description of the MCC Merger Agreement — Conditions to the MCC Merger” and “Description of the MDLY Merger Agreement — Conditions to the MDLY Merger.”

The Companies cannot assure their respective stockholders that the conditions required to complete the Mergers will be satisfied or waived on the anticipated schedule, or at all. If the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on Sierra’s, MCC’s, and MDLY’s financial condition, results of operations, assets or business. In addition, if the Mergers are not completed, Sierra, MCC, and MDLY will have incurred substantial expenses for which no ultimate benefit will have been received. See “— If the Mergers do not close, neither Sierra, MCC, nor MDLY will benefit from the expenses incurred in its pursuit.” Moreover, if either the MCC Merger Agreement or the MDLY Merger Agreement is terminated under certain circumstances, Sierra, MCC or MDLY may be obligated to pay the other party to the applicable merger agreement a termination fee. See “— Under certain circumstances, Sierra, MCC or MDLY may be obligated to pay a termination fee upon termination of the MCC Merger Agreement or the MDLY Merger Agreement.” Any decision that Sierra Stockholders, MCC Stockholders, and MDLY Stockholder make should be made with the understanding that the completion of the Mergers may not happen as scheduled, or at all.

If the Mergers are completed, certain additional risks regarding the Combined Company following the Mergers may be presented. See “—Risks Relating to the Combined Company if the Mergers are Successfully Consummated,” “—Risks Relating to Sierra,” “—Risks Relating to MCC” and “—Risks Relating to MDLY” for a description of the risks the Combined Company may face if the Mergers are completed and “Description of the Mergers,” “Description of the MCC Merger Agreement,” and “Description of the MDLY Merger Agreement” for a description of the terms of the MCC Merger Agreement and the MDLY Merger Agreement.

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Because the NAV of Sierra may change, MCC Stockholders and MDLY Stockholders cannot be sure of the value of the stock portion of the consideration they will receive until the MCC Merger Effective Time and the MDLY Merger Effective, respectively.

Under the MCC Merger Agreement, the exchange ratio of 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock to be exchanged in the MCC Merger was fixed on August 9, 2018, the date of the signing of the MCC Merger Agreement, and is not subject to adjustment based on changes in the NAV of Sierra or the market price of MCC Common Stock before the MCC Merger Effective Time.

Under the MDLY Merger Agreement, the exchange ratio of 0.3836 shares of Sierra Common Stock, and the amount of cash merger consideration and other payments, for each share of MDLY Class A Common Stock was fixed on August 9, 2018, the date of the signing of the MDLY Merger Agreement, and is not subject to adjustment based on changes in the NAV of Sierra or the market price of MDLY Class A Common Stock before the MDLY Merger Effective Time.

Accordingly, at the time of the respective stockholder meetings, neither the MCC Stockholders nor the MDLY Stockholders will know or be able to calculate with certainty the value of the merger consideration they would receive upon the completion of the Mergers, and such value may vary materially from the value of the merger consideration determined as of the date the MCC Merger and the MDLY Merger were announced, as of the date that this Joint Proxy Statement/Prospectus is mailed to MCC Stockholders and MDLY Stockholders, and as of the date of the MCC Special Meeting or MDLY Special Meeting. Any change in the NAV of Sierra prior to completion of the Mergers will affect the value (either positively or negatively) of the merger consideration to be paid by Sierra, and to be received by MCC Stockholders or MDLY Stockholders, as applicable, upon the completion of the Mergers, in each case, relative to the value of the merger consideration determined as of the date the respective Mergers were announced. See “Special Note Regarding Forward-Looking Statements”.

The value of the stock portion of the merger consideration that MCC Stockholders and MDLY Stockholders will receive, and of the Sierra Common Stock that Sierra Stockholders will continue to own, upon the completion of the Mergers may be affected, either positively or negatively, by the trading performance of Sierra Common Stock following the Mergers.

There is currently no public trading market for Sierra Common Stock and there is no way to predict with certainty how the shares of Sierra Common Stock, including the shares of Sierra Common Stock to be issued in the Mergers, will trade following consummation of the Mergers. Any change in the trading price of Sierra Common Stock following completion of the Mergers will affect the value (either positively or negatively) of the stock portion of the merger consideration received by MCC Stockholders or MDLY Stockholders upon the completion of the Mergers or the value of the Sierra Common Stock a Sierra Stockholder continues to own after completion of the Mergers. Stock price changes may result from a variety of factors, including, among other things:

●	changes in the business, operations or prospects of the Combined Company;

●	the financial condition of current or prospective portfolio companies of the Combined Company;

●	interest rates or general market or economic conditions;

●	the supply and demand for the Combined Company Common Stock; and

●	market perception of the future profitability of the Combined Company.

These factors are generally beyond the control of the Companies prior to completion of the Mergers and, following completion of the Mergers, will generally be beyond the control of the Combined Company. As noted above, there is currently no public trading market for Sierra Common Stock and there is no way to predict with certainty how the shares of Sierra Common Stock will trade following consummation of the Mergers. During the 12-month period ending September 30, 2018, the NAV per share of Sierra Common Stock varied from a low of $7.27 to a high of $7.89; the closing price per share of MCC Common Stock varied from a low of $3.39 to a high of $6.57; and the closing price per share of MDLY Class A Common Stock varied from a low of $3.10 to a high of $7.15. However, the historical NAV per share of Sierra, and the historic trading prices of MCC Common Stock and MDLY Class A Common Stock, are not necessarily indicative of future performance of Sierra Common Stock following the Mergers.

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The inability of Sierra, MCC and/or MDLY to obtain certain third-party consents and approvals could delay or prevent the completion of the Mergers.

Pursuant to the MCC Merger Agreement, each of Sierra’s and MCC’s obligations to complete the MCC Merger is conditioned upon, among other things, and in addition to the regulatory approvals described below (see “—There can be no assurances when or if the Mergers will be completed”), the prior receipt by Sierra or MCC, as applicable, of third party consents and approvals relating to the joint venture arrangements of Sierra and MCC. In addition, each of Sierra’s and MCC’s obligations to complete the MCC Merger is cross-conditioned upon MDLY, pursuant to the MDLY Merger Agreement, having received written consents to the continuation, following the MDLY Merger Effective Time, of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended June 30, 2018. In addition to the foregoing mutual conditions for closing, Sierra and MCC must obtain all consents and approvals, and take all necessary steps, in order to keep their respective indebtedness outstanding (or, in the case of MCC’s credit facility, to combine it with Sierra’s existing credit facility) following the MCC Merger Effective Time. Although Sierra and MCC expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, if they are not, the closing of the Mergers could be significantly delayed or the Mergers may not occur at all.

Pursuant to the MDLY Merger Agreement, each of Sierra’s and MDLY’s obligations to complete the MDLY Merger is conditioned upon, among other things, and in addition to the regulatory approvals described below (see the “—There can be no assurances when or if the Mergers will be completed”), prior receipt by MDLY of written consents to the continuation, following the MDLY Merger Effective Time, of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended June 30, 2018. In addition to the foregoing mutual conditions for closing, Sierra and MDLY must obtain all consents and approvals, and take all necessary steps, in order to keep their respective indebtedness outstanding following the MDLY Merger Effective Time. Although Sierra and MDLY expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, if they are not, the closing of the Mergers could be significantly delayed or the Mergers may not occur at all.

Even if the Mergers are completed, the inability of Sierra, MCC and/or MDLY to obtain certain third-party consents and approvals could adversely impact the Combined Company and Merger Sub.

Certain agreements of Sierra, MCC, MDLY or their respective affiliates, including with respect to certain funds managed by MDLY and its affiliates, may require the consent or waiver of one or more counter-parties in connection with the Mergers. In the event such consents or waivers are not obtained, completion of the Mergers may violate, conflict with or result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under such agreements. If the Companies close the Mergers notwithstanding the lack of consents or waivers, such circumstance could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the Combined Company following completion of the Mergers.

The Mergers may trigger certain “change of control” provisions and other restrictions in agreements of Sierra, MCC, MDLY or their affiliates and the failure to obtain any required consents or waivers could adversely impact the Combined Company.

Certain agreements of Sierra, MCC, MDLY, or their affiliates, including with respect to certain funds managed by MDLY, will or may require the consent or waiver of one or more counter-parties in connection with the Mergers. The failure to obtain any such consent or waiver may permit such counter-parties to terminate, or otherwise increase their rights or the Combined Company’s obligations under, any such agreement because the Mergers may violate an anti-assignment, change of control or other provision contained in any of such agreements. If this happens, the Combined Company or Merger Sub may have to seek to replace such an agreement with a new agreement or seek an amendment to such agreement. Sierra, MCC, and MDLY cannot assure you that the Combined Company or Merger Sub will be able to replace or amend any such agreement on comparable terms or at all.

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If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, such agreements could adversely affect the financial performance or results of operations of the Combined Company following the completion of the Mergers, including preventing the Combined Company from operating a material part of MCC’s and MDLY’s businesses.

In addition, the completion of the Mergers may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under agreements of Sierra, MCC, or MDLY. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the Combined Company or Merger Sub following completion of the Mergers.

The opinions obtained by the Sierra Special Committee, the MCC Special Committee, the MDLY Special Committee, and the MDLY Board from each of their respective financial advisors will not reflect changes in circumstances after the dates of the opinions between signing of the MCC Merger Agreement and the MCC Merger Effective Time and between signing of the MDLY Merger Agreement and the MDLY Merger Effective Time.

The Sierra Special Committee, the MCC Special Committee, the MDLY Special Committee, and the MDLY Board have not obtained updated opinions as of the date of this Joint Proxy Statement/Prospectus from their respective financial advisors and none of them anticipates obtaining updated opinions prior to the MCC Merger Effective Time or the MDLY Merger Effective Time, as applicable. Changes in the operations and prospects of Sierra, MCC, and MDLY, general market and economic conditions and other factors beyond the control of Sierra, MCC, or MDLY and on which the Sierra Special Committee’s, the MCC Special Committee’s, the MDLY Special Committee’s, and the MDLY Board’s respective financial advisors’ opinions were based may significantly alter the value of Sierra, MCC, or MDLY or the prices at which shares of MCC Common Stock or MDLY Class A Common Stock trade or the NAV per share of Sierra Common Stock by the time the Mergers are completed. The opinions of such financial advisors speak only to the date such opinions were rendered and do not speak as of the time the Mergers will be completed or as of any other date. None of the Sierra Special Committee, the MCC Special Committee, the MDLY Special Committee, and the MDLY Board expect to obtain updated opinions from their respective financial advisors.

For a description of the opinion that the Sierra Special Committee received from its financial advisor, see “Description of the Mergers — Opinion of Financial Advisor to the Sierra Special Committee.” For a description of the opinion that the MCC Special Committee received from its financial advisor, see “Description of the Mergers — Opinion of Financial Advisor to the MCC Special Committee.” For a description of the opinion that the MDLY Special Committee received from its financial advisor, see “Description of the Mergers — Opinion of Financial Advisor to the MDLY Special Committee.” For a description of the opinion that the MDLY Board received from its financial advisor, see “Description of the Mergers — Opinion of Financial Advisor to the MDLY Board.”

The MCC Merger Consideration and the MDLY Merger Consideration were the product of extensive negotiations among the parties and therefore may include business considerations beyond share price, NAV or other financial or valuation metrics relating to Sierra, MCC, and MDLY.

The Mergers were the product of extensive negotiations among the parties and each board of directors (including its respective special committee) considered a number of factors in determining to enter into the MCC Merger Agreement or MDLY Merger Agreement, as applicable. As a result, the terms of the MCC Merger Agreement and the MDLY Merger Agreement are not necessarily reflective of the share price, NAV or other financial or valuation metrics relating to Sierra, MCC, and MDLY at the time the merger agreements were entered into, and may reflect additional business considerations. See “Description of the Mergers—Reasons for the Mergers.”

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Sierra, MCC, and MDLY may be targets of securities class action and derivative lawsuits, which could result in substantial costs and may delay or prevent the completion of the Mergers.

Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into merger agreements in an effort to enjoin the merger or seek monetary relief from such companies. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. Sierra, MCC, and MDLY cannot predict the outcome of these lawsuits, or others, if any, nor can they predict the amount of time and expense that will be required to resolve any such litigation. An unfavorable resolution of any such litigation surrounding the Mergers could delay or prevent their consummation. In addition, the costs defending the litigation, even if resolved in Sierra’s, MCC’s, or MDLY’s favor, could be substantial and such litigation could distract Sierra, MCC, or MDLY from pursuing the consummation of the Mergers and other potentially beneficial business opportunities.

If the Mergers do not close, neither Sierra, MCC, or MDLY will benefit from the expenses incurred in its pursuit.

The Mergers may not be completed. If the Mergers are not completed, Sierra, MCC, and MDLY will have incurred substantial expenses for which no ultimate benefit will have been received. Each of Sierra, MCC, and MDLY have incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other costs and expenses, much of which will be incurred even if the Mergers are not completed. In addition, depending upon the circumstances surrounding termination of the MCC Merger Agreement or the MDLY Merger Agreement, as applicable, Sierra, MCC or MDLY may be obligated to pay a termination fee to the other party to the applicable merger agreement. See “— Under certain circumstances, Sierra, MCC or MDLY may be obligated to pay a termination fee upon termination of the MCC Merger Agreement or the MDLY Merger Agreement.”

Failure to complete the Mergers could negatively impact Sierra’s, MCC’s, and MDLY’s business, financial results, and ability to pay dividends and distributions, if any or at its current level, to Sierra Stockholders, MCC Stockholders, and MDLY Stockholders, and, in the case of MCC and MDLY, negatively impact stock prices.

If the Mergers are not completed, the ongoing businesses of Sierra, MCC and MDLY may be adversely affected. Sierra, MCC and MDLY may experience negative reactions from the financial markets and from their respective customers if the anticipated benefits of the Mergers are not able to be realized. Such anticipated benefits include, among others, the expected increase in distributions to the Combined Company’s stockholders, the benefits of the larger balance sheet of the Combined Company and potential for greater scale, the fee earning potential of the Asset Management Business, the enhanced market value of the Sierra Common Stock following the completion of the Mergers upon listing on the NYSE and TASE, and the benefits of operational efficiencies, cost savings, and synergies. If the Mergers are not consummated, Sierra, MCC and MDLY cannot assure their respective stockholders that the risks described above will not negatively impact the business, financial results, and ability to pay dividends and distributions, if any or at its current level, to Sierra Stockholders, MCC Stockholders, and MDLY Stockholders, and, in the case of MCC and MDLY, negatively impact stock prices.

Termination of the MCC Merger Agreement or the MDLY Merger Agreement or failure to otherwise complete the Mergers could negatively impact Sierra, MCC, and MDLY.

Termination of the MCC Merger Agreement or the MDLY Merger Agreement or any failure to otherwise complete the Mergers may result in various consequences, including:

●	Sierra’s, MCC’s, and MDLY’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;

●	the market price of MCC Common Stock and MDLY Class A Common Stock may decline to the extent that the market price prior to termination reflects a market assumption that the Mergers will be completed;

●	in the case of MCC and MDLY, it may not be able to find a party willing to pay an equivalent or more attractive price than the price Sierra has agreed to pay in the MCC Merger and the MDLY Merger, respectively; and

●	the payment of any termination fee, if required under the circumstances, could adversely affect the financial condition and liquidity of Sierra, MCC, or MDLY.

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Under certain circumstances, Sierra, MCC or MDLY may be obligated to pay a termination fee upon termination of the MCC Merger Agreement or the MDLY Merger Agreement.

The MCC Merger Agreement provides for the payment by Sierra or MCC to the other party a termination fee of $6,000,000 in cash if the MCC Merger Agreement is terminated by Sierra or MCC under certain circumstances. See “Description of the MCC Merger Agreement—Termination of the MCC Merger Agreement” and “Description of the MCC Merger Agreement—Termination Fees” for a discussion of the circumstances that could result in the payment of a termination fee under the MCC Merger Agreement.

The MDLY Merger Agreement provides for the payment by Sierra or MDLY to the other party a termination fee of $5,350,000 in cash if the MDLY Merger Agreement is terminated by Sierra or MDLY under certain circumstances. See “Description of the MDLY Merger Agreement—Termination of the MDLY Merger Agreement” and “Description of the MDLY Merger Agreement—Termination Fees” for a discussion of the circumstances that could result in the payment of a termination fee under the MDLY Merger Agreement.

The MCC Merger Agreement limits each of MCC’s and Sierra’s ability to actively pursue alternatives to the MCC Merger and to accept a superior proposal.

The MCC Merger Agreement contains provisions that limit each of Sierra’s and MCC’s ability to actively solicit, discuss or negotiate competing third-party proposals for strategic transactions. Although these provisions, which are customary for transactions of this type, allow Sierra and MCC to engage in negotiations regarding, and to ultimately accept, a MCC Merger Superior Proposal (as defined in “Description of MCC Merger Agreement—Additional Covenants—Non-Solicitation of Competing Transaction Proposals”) in certain circumstances, subject to the payment of a termination fee, such provisions might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of Sierra or MCC from considering or proposing a MCC Merger Superior Proposal to Sierra or MCC, or might result in a potential competing acquiror proposing to pay a lower price to acquire Sierra or MCC than it might otherwise have proposed to pay. For more information, see “Description of the MCC Merger Agreement—Additional Covenants—Nonsolicitation of Competing Transaction Proposals” and “Description of the MCC Merger Agreement—Termination Fees.”

The MDLY Merger Agreement limits each of MDLY’s and Sierra’s ability to actively pursue alternatives to the MDLY Merger and to accept a superior proposal.

The MDLY Merger Agreement contains provisions that limit each of Sierra’s and MDLY’s ability to actively solicit, discuss or negotiate competing third-party proposals for strategic transactions. Although these provisions, which are customary for transactions of this type, allow Sierra and MDLY to engage in negotiations regarding, and to ultimately accept, a MDLY Merger Superior Proposal (as defined in “Description of MDLY Merger Agreement—Additional Covenants—Non-Solicitation of Competing Transaction Proposals”) in certain circumstances, subject to the payment of a termination fee, such provisions might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of Sierra or MDLY from considering or proposing a MDLY Merger Superior Proposal to Sierra or MDLY, or might result in a potential competing acquiror proposing to pay a lower price to acquire Sierra or MDLY than it might otherwise have proposed to pay. For more information, see “Description of the MDLY Merger Agreement—Additional Covenants—Nonsolicitation of Competing Transaction Proposals” and “Description of the MDLY Merger Agreement—Termination Fees.”

In certain circumstances, Sierra, MCC, and MDLY may waive one or more conditions to the Mergers, or amend the MCC Merger Agreement or MDLY Merger Agreement, without resoliciting stockholder approval.

Certain conditions to Sierra’s and MCC’s obligations to complete the MCC Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of Sierra and MCC. In addition, certain conditions to Sierra’s and MDLY’s obligations to complete the MDLY Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of Sierra and MDLY. In the event that any such waiver does not require resolicitation of stockholders, the parties to the MCC Merger Agreement and the MDLY Merger Agreement will have the discretion to complete the MCC Merger and the MDLY Merger, respectively, without seeking further stockholder approval. However, certain conditions, such as the conditions requiring the approval of Sierra Stockholders, MCC Stockholders and MDLY Stockholders, are required under applicable law or the applicable company’s charter documents and may not be waived.

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The MCC Merger Agreement and MDLY Merger Agreement may be amended by the respective parties at any time before or after receipt of Sierra Stockholder approval, MCC Stockholder approval or MDLY Stockholder approval, as the case may be; provided, however, that after receipt of the relevant stockholder approvals, there may not be any amendment of the MCC Merger Agreement or MDLY Merger Agreement that requires further approval under applicable law or its charter documents of the relevant stockholders without receipt of such further approvals.

In addition to the foregoing, waiver or amendment of the MCC Merger Agreement requires the consent of MDLY to the extent such waiver or amendment would adversely affect the economic or other rights or interests of MDLY and the MDLY Stockholders under the MCC Merger Agreement in any material respect. Conversely, waiver or amendment of the MDLY Merger Agreement requires the consent of MCC to the extent such waiver or amendment would adversely affect the economic or other rights or interests of MCC and the MCC Stockholders under the MDLY Merger Agreement in any material respect.

Certain persons related to the Companies have interests in the Mergers that differ from the interests of their respective stockholders.

Certain directors and executive officers of the Companies have financial interests in the Mergers that are different from, or in addition to, the interests of Sierra Stockholders, MCC Stockholders, and MDLY Stockholders. The Sierra Special Committee and, acting on the recommendation of the Sierra Special Committee, the Sierra Board were aware of and considered these interests, among other matters, in evaluating the MCC Merger Agreement, including the MCC Merger, and the MDLY Merger Agreement, including the MDLY Merger, and in recommending to Sierra Stockholders to approve the MCC Merger and the MDLY Merger. The MCC Special Committee and, acting on the recommendation of the MCC Special Committee, the MCC Board were aware of and considered these interests, among other matters, in evaluating the MCC Merger Agreement, including the MCC Merger, and in recommending to MCC Stockholders to approve the adoption of the MCC Merger Agreement. The MDLY Special Committee and, acting on the recommendation of the MDLY Special Committee, the MDLY Board were aware of and considered these interests, among other matters, in evaluating the MDLY Merger Agreement, including the MDLY Merger, and in recommending to MDLY Stockholders to approve the adoption of the MDLY Merger Agreement. These interests are described in more detail in “Description of the Mergers — Background of the Mergers — Management’s Conflicts of Interests and Role in the Mergers.”

The Companies will be subject to business uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on each of the Companies and, consequently, on the Combined Company, following completion of the Mergers. These uncertainties could cause those that deal with Sierra, MCC, or MDLY to seek to change their existing business relationships with each of the Companies. In addition, each of the MCC Merger Agreement and the MDLY Merger Agreement restricts each of Sierra, MCC, and MDLY from taking actions that it might otherwise consider to be in its respective best interests. These restrictions may prevent Sierra, MCC, or MDLY from pursuing certain business opportunities that may arise prior to the completion of the Mergers. See “Description of the MCC Merger Agreement — Covenants Relating to the Conduct of the Business” for a description of the restrictive covenants to which Sierra and MCC are subject. See “Description of the MDLY Merger Agreement — Covenants Relating to the Conduct of the Business” for a description of the restrictive covenants to which Sierra and MDLY are subject.

The shares of Sierra Common Stock to be received by MCC Stockholders and MDLY Stockholders as a result of the Mergers will have different rights associated with them than shares of MCC Common Stock and MDLY Common Stock currently held by them.

The rights associated with Sierra Common Stock, MCC Common Stock and MDLY Common Stock are different from the rights associated with the Sierra Common Stock following the Mergers (assuming, in the case of Sierra, the Sierra Charter Amendments are approved). See “Comparison of Stockholder Rights” for a summary of the material differences between the rights of Sierra Stockholders, MCC Stockholders, and MDLY Stockholders.

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The Mergers are conditioned on Sierra, MCC, MDLY and certain of its affiliates receiving exemptive relief from the SEC.

The Mergers are conditioned on Sierra, MCC, MDLY, and certain of their affiliates receiving exemptive relief from the SEC from: (i) Sections 17(d) and 57(a)(1), (2), and (4) of the Investment Company Act and Rule 17d-1 thereunder because the Mergers would involve a joint arrangement among two affiliated BDCs and their investment advisers and (ii) Sections 12(d)(3) and 60 of the Investment Company Act because, in connection with the MDLY Merger, MDLY, a registered investment adviser, will be become a wholly owned subsidiary of the Combined Company. In addition, Sierra and certain of its affiliates are requesting exemptive relief from the SEC from (i) Sections 23(a), 23(b), 23(c), and 63 and pursuant to Section 61(a)(3)(B) and Sections 57(a)(4) and 57(i) of the Investment Company Act and Rule 17d-1 thereunder that would permit the Combined Company to grant stock options, restricted stock, and restricted stock units in exchange for and in recognition of services by its directors, executive officers and employees and (ii) Sections 18(a) and 61(a) of the Investment Company Act that would permit the Combined Company to exclude the debt of the SBIC Subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio that the Combined Company is required to maintain under the Investment Company Act. There can be no assurance if or when the Companies will receive the exemptive relief. See “Regulatory Approvals Required for the Mergers – SEC Request for Exemptive Relief.”

The MCC Merger is conditioned on MCC obtaining certain approvals from the SBA for the debentures issued by the SBIC Subsidiary.

The MCC Merger is conditioned on MCC obtaining from the SBA such approvals as may be necessary for the debentures issued by the SBIC Subsidiary to remain outstanding in accordance with their terms following the MCC Merger Effective Time. The SBIC Subsidiary is seeking SBA approval related to the Mergers; however, there can be no assurance that MCC will receive the requisite SBA approval or the exact timing of such approval. For more information, see “Regulatory Approvals Required for the Mergers – Request for SBA Approval.”

MDLY Stockholders could be subject to significant U.S. federal income tax liabilities if the MDLY Merger fails to qualify as tax-free reorganizations for U.S. federal income tax purposes.

The completion of the MDLY Merger is conditioned upon the receipt of the MDLY Merger Tax Opinion from Eversheds Sutherland (US) LLP or other acceptable counsel, dated the MDLY Merger Closing Date, substantially to the effect that the MDLY Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The MDLY Merger Tax Opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position. It is possible that the MDLY Merger may fail to satisfy all of the requirements necessary to qualify as tax-free reorganizations. In this event, MDLY Stockholders could be subject to certain U.S. federal income tax consequences and, among others, the MDLY Merger would result in the recognition of gain or loss to MDLY Stockholders in the amount equal to the difference between their tax basis in their shares of MDLY Class A Common Stock and the value of the MDLY Merger Consideration. MDLY Stockholders would, in the event that the MDLY Merger does not qualify as tax-free reorganizations, receive a new tax basis in the shares of Sierra Common Stock they receive (initially equal to the value of such shares at the time of the MDLY Merger) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

The U.S. federal income tax consequences to MDLY Stockholders in the event that the MDLY Merger fails to qualify as tax-free reorganizations are complex. MDLY Stockholders are urged to consult their tax advisors regarding the U.S. federal income tax consequences that may be applicable to them in the event that the MDLY Merger does not qualify as tax-free reorganizations for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Consequences.”

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MCC Stockholders could be subject to significant U.S. federal income tax liabilities if the MCC Merger fails to qualify as tax-free reorganizations for U.S. federal income tax purposes.

The completion of the MCC Merger is conditioned upon the receipt of the MCC Merger Tax Opinion from Eversheds Sutherland (US) LLP or other acceptable counsel, dated the MCC Merger Closing Date, substantially to the effect that the MCC Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The MCC Merger Tax Opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position. It is possible that the MCC Merger may fail to satisfy all of the requirements necessary to qualify as tax-free reorganizations. In this event, MCC Stockholders could be subject to certain U.S. federal income tax consequences and, among others, the MCC Merger would result in the recognition of gain or loss to MCC Stockholders in the amount equal to the difference between their tax basis in their shares of MCC Common Stock and the MCC Merger Consideration. MCC Stockholders would, in the event that the MCC Merger does not qualify as tax-free reorganizations, receive a new tax basis in the shares of Sierra Common Stock they receive (initially equal to the value of such shares at the time of the MCC Merger) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

The U.S. federal income tax consequences to MCC Stockholders in the event that the MCC Merger fails to qualify as tax-free reorganizations are complex. MCC Stockholders are urged to consult their tax advisors regarding the U.S. federal income tax consequences that may be applicable to them in the event that the MCC Merger does not qualify as tax-free reorganizations for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Consequences.”

Risks Relating to the Combined Company if the Mergers are Successfully Consummated

The Combined Company may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of MCC’s investment portfolio with Sierra’s investment portfolio, as the Combined Company’s investment portfolio, the integration of MDLY’s existing asset management business with Sierra to become a wholly owned subsidiary of the Combined Company, and the integration of MCC’s and MDLY’s business and administrative operations with Sierra’s business and administrative operations as the Combined Company. There can be no assurance that MCC’s investment portfolio or business can be operated profitably or integrated successfully into Sierra’s investment portfolio or business or administrative operations in a timely fashion or at all. There also can be no assurance that MDLY’s existing asset management business can be operated profitably or successfully integrated as a wholly owned subsidiary of the Combined Company. The dedication of management resources to such integration may detract attention from the day-to-day business of the Combined Company and there can be no assurance that there will not be substantial costs associated with the transition processes or there will not be other material adverse effects as a result of these integration efforts. Such effects, including but not limited to, incurring unexpected costs or delays in connection with such integration and failure of MCC’s investment portfolio to perform as expected or failure of Merger Sub’s asset management business to perform as expected, could have a material adverse effect on the financial condition, results of operations, assets or business of the Combined Company.

Sierra also expects to achieve certain cost savings and synergies from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings and synergies could turn out to be incorrect. In addition, the cost savings and synergies estimates also assume the Combined Company’s ability to combine the investment portfolios of Sierra and MCC and businesses and administrative operations of Sierra, MCC, and MDLY in a manner that permits those cost savings and synergies to be fully realized. If the estimates turn out to be incorrect or the Combined Company is not able to successfully combine the investment portfolios and businesses of the two companies, the anticipated cost savings and synergies may not be fully realized or realized at all or may take longer to realize than expected.

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If Sierra internalizes its management functions, the Combined Company may not be able to retain or replace key personnel.

Upon completion of the Mergers, the Combined Company would be internally managed by MCC Advisors, its wholly owned adviser subsidiary. There can be no assurances that the Combined Company would be successful in retaining key personnel for the identification, selection, structuring, closing and monitoring of its investments. The Combined Company’s investment team is integral to its asset management activities and has critical industry experience and relationships that it will rely on to implement its business plan. The Combined Company’s success depends on its investment team’s continued service. The departure of any of the members of the Combined Company’s investment team could have a material adverse effect on its ability to achieve its investment objective. As a result, the Combined Company may not be able to operate its business as it expects, and its ability to compete could be harmed, which could cause its operating results to suffer. Moreover, the Combined Company may experience competition in attracting and retaining qualified personnel, particularly investment professionals, and it may be unable to maintain or grow its business if it cannot attract and retain such personnel.

As an internally managed BDC, the Combined Company will be subject to certain restrictions that may adversely affect its business.

As an internally managed BDC, the Combined Company’s ability to offer more competitive and flexible compensation structures, such as offering both a profit sharing plan and an equity incentive plan, is subject to the limitations imposed by the Investment Company Act, which may limit the Combined Company’s ability to attract and retain talented investment professionals. As such, these limitations could inhibit the Combined Company’s ability to grow, pursue its business plan and attract and retain professional talent, any or all of which may have a negative impact on the Combined Company’s business, financial condition and results of operations. Sierra and certain of its affiliates have filed an exemptive application with the SEC, which would allow the Combined Company to offer an equity incentive plan.

There has been no public market for Sierra Common Stock, and the Companies cannot assure you that the market price of Sierra Common Stock will not decline following the closing of the Mergers.

If the Mergers are successfully consummated, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers. Prior to such date, there will have been no public trading market for Sierra Common Stock, and the Companies cannot assure you that one will develop or be sustained following the closing of the Mergers. The Companies cannot predict the prices at which Sierra Common Stock will trade following completion of the Mergers. See “Risks Relating to the Mergers — The MCC Merger Consideration and the MDLY Merger Consideration were the product of extensive negotiations among the parties and therefore may include business considerations beyond share price, NAV or other financial or valuation metrics relating to Sierra, MCC, and MDLY.”

Shares of the Sierra Common Stock may trade at a discount from NAV.

Shares of closed-end investment companies, including BDCs, frequently trade at a market price that is less than the NAV that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that the Combined Company’s NAV per share may decline. It is not possible to accurately predict whether any shares of Sierra Common Stock will trade at, above, or below NAV after completion of the Mergers. BDCs as an industry have generally been trading below NAV. See “— Risks Relating to Sierra — Risks Relating to Sierra’s Business and Structure — The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on Sierra’s business, financial condition and operations” and “—Risks Relating to MCC — Certain Risks in the Current Environment — Capital markets may experience periods of disruption and instability and MCC cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on MCC’s business, financial condition and results of operations.” If and when Sierra Common Stock is trading below its NAV per share, the Combined Company will generally not be able to issue additional shares of Sierra Common Stock at its market price without first obtaining approval for such issuance from the Combined Company’s stockholders and its independent directors. Sierra currently does not anticipate seeking such approval from its stockholders following the Mergers.

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The Combined Company’s cash distributions are not guaranteed and may fluctuate.

Sierra expects the Combined Company’s distribution for the first twelve months following the closing of the Mergers will be $0.055 per share per month, which will consist of a regular base distribution per share of $0.045 and a supplementary distribution per share of $0.010. However, the Combined Company Board, in its sole discretion, will determine the amount of cash to be distributed to the Combined Company’s stockholders based on various factors including, but not limited to, its results of operations, cash flow and capital requirements, economic conditions, tax considerations, borrowing capacity and other factors, including debt covenant restrictions that may impose limitations on cash payments, future acquisitions and divestitures and any stock repurchase program. Consequently, the Combined Company’s distribution levels may not be as disclosed and may fluctuate.

Sierra Stockholders, MCC Stockholders, and MDLY Stockholders will experience a reduction in percentage ownership and voting power in the Combined Company as a result of the Mergers as compared to their current respective percentage ownership and voting power in Sierra, MCC, and MDLY.

Sierra Stockholders will experience a reduction in their respective percentage ownership interests and effective voting power in respect of the Combined Company relative to their respective ownership interests in Sierra prior to the Mergers. Consequently, Sierra Stockholders should expect to exercise less influence over the management and policies of the Combined Company following the completion of the Mergers than they currently exercise over the management and policies of Sierra. Similarly, MCC Stockholders will experience a reduction in their respective percentage ownership interests and effective voting power in respect of the Combined Company relative to their respective percentage ownership interests in MCC prior to the Mergers. Consequently, MCC Stockholders should expect to exercise less influence over the management and policies of the Combined Company following the completion of the Mergers than they currently exercise over the management and policies of MCC. Similarly, MDLY Stockholders will experience a reduction in their respective percentage ownership interests and effective voting power in respect of the Combined Company relative to their respective percentage ownership interests in MDLY prior to the Mergers. Consequently, MDLY Stockholders should expect to exercise less influence over the management and policies of the Combined Company following the completion of the Mergers than they currently exercise over the management and policies of MDLY.

If the Mergers are completed, based on the number of shares of Sierra Common Stock issued and outstanding as of June 30, 2018, Sierra Stockholders will own approximately 63.5% of the outstanding Combined Company Common Stock, MCC Stockholders will own approximately 28.8% of the outstanding Combined Company Common Stock, and MDLY Stockholders will own approximately 7.7% of the outstanding Combined Company Common Stock. In addition, after completion of the Mergers, subject to certain restrictions in the MCC Merger Agreement, Sierra may issue additional shares of Sierra Common Stock (including, subject to certain restrictions under the Investment Company Act and the MCC Merger Agreement, at prices below Sierra Common Stock’s then current NAV per share if the requisite shareholder approval is obtained), all of which would further reduce the percentage ownership of the Combined Company held by former MCC Stockholders and current Sierra Stockholders. In addition, the issuance or sale by Sierra of shares of Sierra Common Stock at a discount to NAV poses a risk of dilution to stockholders.

The market price of the Sierra Common Stock after the completion of the Mergers may be affected by factors different from those affecting Sierra Common Stock, MCC Common Stock or MDLY Common Stock currently.

Sierra’s, MCC’s, and MDLY’s businesses differ in some respects and, accordingly, the results of operations of the Combined Company and the market price of Sierra Common Stock after the completion of the Mergers may be affected by factors different from those currently affecting the independent results of operations of each of Sierra, MCC and MDLY. These factors include:

●	greater number of shares outstanding;

●	different composition of stockholder base;

●	different portfolio composition and asset management activities;

●	different management structure; and

●	different asset allocation and capitalization.

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Accordingly, the historical trading prices and financial results of Sierra, MCC and MDLY may not be indicative of these matters for the Combined Company following the completion of the Mergers. For a discussion of the Combined Company’s business and of certain factors to consider in connection with the Combined Company’s business, see “Information about the Combined Company.” For a discussion of the business of Sierra, MCC and MDLY and of certain factors to consider in connection with their respective businesses, see “Business of Sierra,” “Business of MCC” and “Business of MDLY,” respectively.

The unaudited pro forma financial information of the Combined Company is presented for illustrative purposes only and may not be indicative of the results of operations or financial condition of the Combined Company following the Mergers.

The unaudited pro forma consolidated financial information of the Combined Company is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of the Combined Company would have been had the Mergers been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position of the Combined Company following the completion of the Mergers. The unaudited pro forma condensed consolidated financial information reflects adjustments based upon preliminary estimates of the fair value of assets to be acquired and liabilities to be assumed. The final acquisition accounting will be based upon the actual purchase price and the fair value of the assets and liabilities of MCC as of the date of the completion of the Mergers. In addition, subsequent to the closing date of the Mergers, there will be adjustments to the acquisition accounting as additional information becomes available. Accordingly, the final acquisition accounting may differ materially from the unaudited pro forma condensed consolidated financial information reflected in this Joint Proxy Statement/Prospectus. See “Unaudited Pro Forma Condensed Combined Financial Statements.”

The accounting treatment applied to Sierra’s acquisition of MDLY will have a material impact on the Combined Company’s ability to comply with applicable asset coverage requirements under the Investment Company Act, and in turn on the Combined Company’s ability to incur additional leverage.

Under the provisions of the Investment Company Act, the Combined Company will be permitted to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, collectively referred to as “senior securities,” only in amounts such that the Combined Company’s asset coverage ratio equals at least 200% after each issuance of senior securities (or 150% if, pursuant to the Investment Company Act, certain requirements are met). In general, if a BDC consolidates an entity in its financial statements any senior security of such entity will be included in, and therefore count against, the BDC’s asset coverage ratio. The Combined Company will account for Sierra’s acquisition of MDLY as an investment at fair value on its balance sheet, in accordance with ASC 946-320, “Financial Services – Investment Companies – Investments – Debt and Equity Securities.” Accordingly, the Combined Company will not consolidate MDLY in its financial statements. Sierra made this determination based on the fact that MDLY is not an investment company and will not be providing substantially all of its services to Sierra. See “Accounting Treatment.”

For purposes of the asset coverage test under the Investment Company Act, a BDC’s asset coverage ratio is based on its consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. The Mergers are conditioned upon confirmation by the SEC that Merger Sub, as the successor to MDLY in the MDLY Merger, will be treated as a portfolio investment of the Combined Company and reflected in the Combined Company’s consolidated financial statements at fair value for accounting purposes (i.e., not consolidated into the financial statements of the Combined Company). Based on that accounting treatment, MDLY’s outstanding debt would not be included in the Combined Company’s asset coverage analysis, which means that the debt incurred by MDLY would not count against the Combined Company’s ability to incur additional leverage. However, if the Combined Company determines that a change to the accounting treatment currently expected to be applied to MDLY is necessary, and such change results in the consolidation of MDLY into the Combined Company’s financial statements, then MDLY’s outstanding debt will be included in the Combined Company’s asset coverage analysis. In that event, the Combined Company’s ability to incur any additional leverage could be hindered.

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Notwithstanding the fact that the Combined Company’s portfolio of investments will be more diversified than Sierra’s and MCC’s existing investment portfolios on a standalone basis, because the Combined Company’s investment strategy will be focused primarily on privately held companies, such diversification may not materially reduce the risks associated with the Combined Company’s investments.

As a general matter, a more diversified investment portfolio will generally reduce the risks relating to a BDC’s investment portfolio. In that regard, the Combined Company’s investment portfolio will be more diversified than Sierra’s and MCC’s existing investment portfolios on a standalone basis. However, because the Combined Company’s investment strategy will be focused primarily on privately held companies that are inherently risky, combining Sierra’s and MCC’s investment portfolio may not materially reduce the risks associated with such investments. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

●	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

●	may have limited financial resources and may be unable to meet their obligations under their debt securities that the Combined Company holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Combined Company realizing any guarantees the Combined Company may have obtained in connection with the Combined Company’s investment;

●	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Combined Company’s portfolio company and, in turn, on the Combined Company; and

●	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded, if at all, on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the Investment Company Act, if there is no readily available market for these investments, the Combined Company is required to carry these investments at fair value as determined by the Combined Company Board. As a result, if the Combined Company is required to liquidate all or a portion of the Combined Company’s portfolio quickly, the Combined Company may realize significantly less than the value at which the Combined Company had previously recorded these investments. The Combined Company may also face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that the Combined Company or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of the Combined Company’s investments may make it difficult for the Combined Company to dispose of them at a favorable price, and, as a result, the Combined Company may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. The Combined Company must therefore rely on its ability to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Combined Company is unable to obtain all material information about these companies, the Combined Company may not make a fully informed investment decision, and the Combined Company may lose money on its investments.

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The Combined Company will be subject to corporate-level U.S. federal income tax if it is unable to qualify for the tax treatment applicable to RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, the Combined Company must meet the following minimum annual distribution, income source and asset diversification requirements. The minimum annual distribution requirement for a RIC will be satisfied if the Combined Company distributes to Combined Company Stockholders on an annual basis at least 90% of the Combined Company’s “investment company taxable income,” which generally is its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any. The Combined Company would be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. Because the Combined Company may use debt financing, the Combined Company is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Combined Company from making distributions necessary to satisfy the RIC distribution requirement. If the Combined Company is unable to obtain cash from other sources, the Combined Company could fail to qualify for RIC tax treatment, or could be required to retain a portion of the Combined Company’s income or gains, and thus become subject to corporate-level U.S. federal income tax.

The income source requirement will be satisfied if the Combined Company obtains at least 90% of the Combined Company’s income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources. The asset diversification requirement will be satisfied if the Combined Company meets certain asset diversification requirements at the end of each quarter of the Combined Company’s taxable year. Such diversification requirements may be more difficult to satisfy once Sierra’s portfolio is combined with MCC’s portfolio. To satisfy this requirement, at least 50% of the value of the Combined Company’s assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of the Combined Company’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Combined Company and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Combined Company’s having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because most of the Combined Company’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Combined Company fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce the Combined Company’s net assets, the amount of income available for distribution, and the amount of the Combined Company’s distributions. Such a failure would have a material adverse effect on the Combined Company’s results of operations and financial conditions, and thus, the Combined Company Stockholders.

Risks Relating to Sierra

The following risk factors apply to Sierra prior to closing of the Mergers and, following the completion of the Mergers, will apply to the Combined Company. As it relates to the period following the closing of the Mergers, references below to SIC Advisors should be replaced with MCC Advisors, which will replace SIC Advisors as the investment adviser to Sierra, in its capacity as the Combined Company after the closing of the Mergers.

Risks Relating to Sierra’s Business and Structure

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on Sierra’s business, financial condition and operations.

From time to time, capital markets may experience periods of disruption and instability. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for bailout of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”), and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the European Union, which is set to occur on March 29, 2019. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because of the election results in the U.K. in June 2017, there is increased uncertainty on the timing of Brexit. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on Sierra’s business, financial condition and results of operations. Sierra and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital.

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As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) and the authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. Sierra cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on Sierra’s business, financial condition and results of operations. Sierra cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on Sierra’s investments. Sierra monitors developments and seeks to manage its investments in a manner consistent with achieving Sierra’s investment objective, but there can be no assurance that Sierra will be successful in doing so.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, Sierra is generally not able to issue additional shares of Sierra Common Stock at a price less than NAV without first obtaining approval for such issuance from Sierra Stockholders and Sierra’s independent directors. Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance Sierra’s existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on Sierra’s business. The debt capital that will be available to Sierra in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what Sierra currently experiences. If Sierra is unable to raise or refinance debt, then Sierra’s equity investors may not benefit from the potential for increased returns on equity resulting from leverage and Sierra may be limited in its ability to make new commitments or to fund existing commitments to Sierra’s portfolio companies. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of Sierra’s investments. While most of Sierra’s investments are not publicly traded, applicable accounting standards require Sierra to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if Sierra plans on holding an investment through its maturity).

Significant changes in the capital markets may also affect the pace of Sierra’s investment activity and the potential for liquidity events involving Sierra’s investments. Thus, the illiquidity of Sierra’s investments may make it difficult for Sierra to sell such investments to access capital if required, and as a result, Sierra could realize significantly less than the value at which Sierra has recorded its investments if Sierra were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on Sierra’s business, financial condition or results of operations.

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Significant developments stemming from the United Kingdom’s referendum on membership in the European Union could have a material adverse effect on Sierra.

In June 2016, the United Kingdom held a referendum in which a majority of voters voted in favor of Brexit, and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the European Union, which is set to occur on March 29, 2019. Brexit has created political and economic uncertainty, particularly in the United Kingdom and the European Union, and this uncertainty may last for years. Negotiations are expected to commence to determine the future terms of the United Kingdom’s relationship with the European Union. Events that could occur in the future as a consequence of the United Kingdom’s withdrawal, including the possible breakup of the United Kingdom, may continue to cause significant volatility in global financial markets, including in global currency and credit markets. This volatility could cause a slowdown in economic activity in the United Kingdom, Europe or globally, which could adversely affect Sierra’s operating results and growth prospects. Any of these effects of Brexit, and others Sierra cannot anticipate, could have unpredictable consequences for credit markets and adversely affect Sierra’s business, results of operations and financial performance.

The downgrade of the U.S. credit rating and economic crisis in Europe could negatively impact Sierra’s business, financial condition and earnings.

U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact Sierra’s ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on Sierra’s business, financial condition and results of operations.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program. It is unknown what effect, if any, the conclusion of this program will have on credit markets and the value of Sierra’s investments. These and any future developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact Sierra’s ability to obtain debt financing on favorable terms. In September 2018, the Federal Reserve raised the federal funds rate, which was the third such interest rate hike in 2018, to a range between 2.00% to 2.25%, and the Federal Reserve has announced its intention to continue to raise the federal funds rate over time. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact Sierra’s ability to access the debt markets on favorable terms. Any continued adverse economic conditions could have a material adverse effect on Sierra’s business, financial condition and results of operations.

Rising interest rates may adversely affect the value of Sierra’s portfolio investments which could have an adverse effect on Sierra’s business, financial condition and results of operations.

Sierra’s debt investments may be based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on Sierra’s investments, the value of Sierra Common Stock and Sierra’s rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on Sierra’s net interest income. An increase in interest rates could decrease the value of any investments Sierra holds which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase Sierra’s interest expense, thereby decreasing Sierra’s net income. Also, an increase in interest rates available to investors could make investment in Sierra Common Stock less attractive if Sierra is not able to increase Sierra’s distribution rate, which could reduce the value of Sierra Common Stock.

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Because Sierra may borrow funds and may issue preferred shares to finance investments, Sierra’s net investment income may depend, in part, upon the difference between the rate at which Sierra borrows funds or pay distributions on preferred shares and the rate that Sierra’s investments yield. As a result, Sierra can offer no assurance that a significant change in market interest rates will not have a material adverse effect on Sierra’s net investment income. In periods of rising interest rates, Sierra’s cost of funds would increase except to the extent Sierra has issued fixed rate debt or preferred shares, which could reduce Sierra’s net investment income.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate Sierra receives on many of Sierra’s debt investments. Accordingly, a change in the interest rate could make it easier for Sierra to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to SIC Advisors with respect to the portion of the incentive fee based on income.

Changes relating to the LIBOR calculation process may adversely affect the value of Sierra’s portfolio of LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including Sierra’s portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of Sierra’s portfolio of LIBOR-indexed, floating-rate debt securities. For example, on July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-indexed, floating-rate debt securities or on Sierra’s overall financial condition or results of operations.

Sierra’s business and operation could be negatively affected if Sierra becomes subject to any securities litigation or stockholder activism, which could cause Sierra to incur significant expense, hinder execution of its investment strategy and impact Sierra’s stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While Sierra is currently not subject to any securities litigation or stockholder activism, due to the potential volatility of Sierra’s stock price and for a variety of other reasons, Sierra may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and the Sierra Board’s attention and resources from Sierra’s business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to Sierra’s future, adversely affect Sierra’s relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, Sierra may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, Sierra’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.

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Sierra is highly dependent on information systems and systems failures could significantly disrupt Sierra’s business, which may, in turn, negatively affect the market price of Sierra Common Stock and Sierra’s ability to pay dividends.

Sierra’s business is highly dependent on Sierra’s and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in Sierra’s activities. Sierra’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond Sierra’s control and adversely affect Sierra’s business. There could be:

●	sudden electrical or telecommunications outages;

●	natural disasters such as earthquakes, tornadoes and hurricanes;

●	disease pandemics;

●	events arising from local or larger scale political or social matters, including terrorist acts; and

●	cyber-attacks.

These events, in turn, could have a material adverse effect on Sierra’s operating results and negatively affect the market price of Sierra Common Stock and Sierra’s ability to pay dividends to Sierra Stockholders.

A failure of cybersecurity systems, as well as the occurrence of events unanticipated in Sierra’s disaster recovery systems and management continuity planning, could impair Sierra’s ability to conduct business effectively.

The occurrence of a disaster, such as a cyber-attack against Sierra or against a third-party that has access to Sierra’s data or networks, a natural catastrophe, an industrial accident, failure of Sierra’s disaster recovery systems, or consequential employee error, could have an adverse effect on Sierra’s ability to communicate or conduct business, negatively impacting Sierra’s operations and financial condition. This adverse effect can become particularly acute if those events affect Sierra’s electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of Sierra’s data.

Sierra depends heavily upon computer systems to perform necessary business functions. Despite Sierra’s implementation of a variety of security measures, Sierra’s computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through Sierra’s computer systems and networks. Such an attack could cause interruptions or malfunctions in Sierra’s operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which Sierra does business may also be sources of cybersecurity or other technological risk. Sierra outsources certain functions and these relationships allow for the storage and processing of Sierra’s information, as well as client, counterparty, employee and borrower information. While Sierra engages in actions to reduce Sierra’s exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction, or other cybersecurity incident that affects Sierra’s data, resulting in increased costs and other consequences, as described above.

Difficult market and political conditions may adversely affect Sierra’s business in many ways, including by reducing the value or hampering the performance of the investments made by Sierra’s portfolio companies, each of which could materially and adversely affect Sierra’s business, results of operations and financial condition.

Sierra’s business is materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, availability and cost of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to Sierra’s taxation, taxation of Sierra’s investors, the possibility of changes to tax laws in either the United States or any non-U.S. jurisdiction and regulations on asset managers), trade barriers, commodity prices, currency exchange rates and controls and national and international political circumstances (including wars, terrorist acts and security operations). These factors are outside of Sierra’s control and may affect the level and volatility of asset prices and the liquidity and value of investments, and Sierra may not be able to or may choose not to manage Sierra’s exposure to these conditions. Ongoing developments in the U.S. and global financial markets following the turmoil in the global capital markets and the financial services industry in late 2008 and early 2009 continue to illustrate that the current environment is still one of uncertainty and instability for investment management businesses. In the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy. These and other conditions in the global financial markets and the global economy may result in adverse consequences for Sierra’s portfolio companies, including by reducing the value or hampering the performance of the investments made by Sierra’s portfolio companies, each of which could materially affect Sierra’s business, results of operations and financial condition.

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A failure on Sierra’s part to maintain its status as a BDC would significantly reduce Sierra’s operating flexibility.

If Sierra fails to maintain its status as a BDC, Sierra might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject Sierra to additional regulatory restrictions and significantly decrease Sierra’s operating flexibility. In addition, any such failure could cause an event of default under Sierra’s outstanding indebtedness, which could have a material adverse effect on Sierra’s business, financial condition or results of operations.

Sierra may suffer credit losses.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in Sierra’s securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the United States and many other countries have recently experienced or are experiencing.

Price declines in the corporate leveraged loan market may adversely affect the fair value of Sierra’s portfolio, reducing Sierra’s NAV through increased net unrealized depreciation.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, Sierra believes that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread redemption requests, and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the medium- and large-sized U.S. corporate debt market may experience similar or worse disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, Sierra’s NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of Sierra’s investments, which could have a material adverse impact on Sierra’s business, financial condition and results of operations.

Sierra’s ability to achieve its investment objective depends on SIC Advisors’ ability to manage and support Sierra’s investment process. If SIC Advisors was to lose a significant number of its key professionals, Sierra’s ability to achieve its investment objective could be significantly harmed.

Sierra has no internal management capacity or employees other than Sierra’s appointed executive officers and is dependent upon the investment expertise, skill and network of business contacts of SIC Advisors to achieve Sierra’s investment objective. SIC Advisors will evaluate, negotiate, structure, execute, monitor, and service Sierra’s investments. Sierra’s future success depends to a significant extent on the continued service and coordination of SIC Advisors, including its key professionals. The departure of a significant number of SIC Advisors’ key professionals could have a material adverse effect on Sierra’s ability to achieve its investment objective. Sierra’s ability to achieve its investment objective also depends on the ability of SIC Advisors to identify, analyze, invest in, finance, and monitor companies that meet Sierra’s investment criteria. SIC Advisors’ capabilities in structuring the investment process, providing competent, attentive and efficient services to Sierra, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve Sierra’s investment objective, SIC Advisors may need to retain, hire, train, supervise, and manage new investment professionals to participate in Sierra’s investment selection and monitoring process. SIC Advisors may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on Sierra’s business, financial condition and results of operations.

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In addition, the Sierra Investment Advisory Agreement has termination provisions that allow the agreement to be terminated by Sierra on 60 days’ notice or by SIC Advisors on 120 days’ notice without penalty.

Sierra depends upon senior management personnel of SIC Advisors for Sierra’s future success, and if SIC Advisors is unable to retain qualified personnel or if SIC Advisors loses any member of its senior management team, Sierra’s ability to achieve Sierra’s investment objective could be significantly harmed.

Sierra depends on Sierra’s investment management team, which is provided by SIC Advisors, for the identification, final selection, structuring, closing and monitoring of Sierra’s investments. Sierra’s investment management team is integral to Sierra’s asset management activities and has critical industry experience and relationships that Sierra will rely on to implement Sierra’s business plan. Sierra’s future success depends on Sierra’s investment management team’s continued service to SIC Advisors. The departure of any of the members of SIC Advisors’ investment management team could have a material adverse effect on Sierra’s ability to achieve Sierra’s investment objective. As a result, Sierra may not be able to operate Sierra’s business as Sierra expects, and Sierra’s ability to compete could be harmed, which could cause Sierra’s operating results to suffer. In addition, Sierra can offer no assurance that SIC Advisors will remain Sierra’s investment adviser or Sierra’s administrator.

SIC Advisors may not be able to achieve the same or similar returns as those achieved in the past by Sierra’s senior management and investment management team.

The track record and achievements of the senior management and investment management team of SIC Advisors are not necessarily indicative of future results that will be achieved by SIC Advisors. As a result, SIC Advisors may not be able to achieve the same or similar returns as those achieved by Sierra’s senior management and investment management team during their tenure with SIC Advisors or while they were employed at prior positions.

Because Sierra expects to distribute substantially all of Sierra’s net investment income and net realized capital gains to Sierra Stockholders, Sierra will need additional capital to finance Sierra’s growth and such capital may not be available on favorable terms or at all.

Sierra has elected and qualified to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, Sierra must meet certain requirements, including source-of-income, asset diversification and distribution requirements in order to not have to pay corporate-level U.S. federal income taxes on income Sierra distributes to Sierra Stockholders as dividends, which allows Sierra to substantially reduce or eliminate Sierra’s corporate-level U.S. federal income tax liability. As a BDC, Sierra is generally required to meet a coverage ratio of total assets to total senior securities, which includes all of Sierra’s borrowings and any preferred stock Sierra may issue in the future, of at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) at the time Sierra issues any debt or preferred stock. This requirement limits the amount of Sierra’s leverage. Because Sierra will continue to need capital to grow Sierra’s investment portfolio, this limitation may prevent Sierra from incurring debt or issuing preferred stock and require Sierra to raise additional equity at a time when it may be disadvantageous to do so. Sierra cannot assure you that debt and equity financing will be available to Sierra on favorable terms, or at all, and debt financings may be restricted by the terms of any of Sierra’s outstanding borrowings. In addition, as a BDC, Sierra is generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to Sierra, it could be forced to curtail or cease new lending and investment activities, and Sierra’s NAV could decline.

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The amount of any distributions Sierra pays is uncertain. Sierra may not be able to pay distributions to Sierra Stockholders or be able to sustain them and Sierra’s distributions may not grow over time.

Sierra began declaring semi-monthly distributions, which are paid on a monthly basis, to Sierra Stockholders beginning in July 2012 and intends to continue declaring semi-monthly distributions to stockholders, to the extent that Sierra has assets legally available for distribution. Sierra cannot assure you that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions that Sierra makes will be at the discretion of the Sierra Board and will depend on Sierra’s earnings, Sierra’s financial condition, maintenance of Sierra’s RIC tax treatment and other factors as the Sierra Board may deem to be relevant. Sierra’s ability to pay distributions might be adversely affected by the impact of the risks described in this Joint Proxy Statement/Prospectus. In addition, the inability to satisfy the asset coverage test applicable to Sierra as a BDC may limit Sierra’s ability to pay distributions. As a result, Sierra cannot assure you that Sierra will pay distributions to Sierra Stockholders in the future.

Sierra’s distribution proceeds may exceed Sierra’s earnings. Sierra has not established any limit on the extent to which Sierra may use borrowings, if any, or proceeds from Sierra’s offering to fund distributions, which may reduce the amount of capital Sierra ultimately invests in assets.

The distributions Sierra pays to Sierra Stockholders may exceed earnings. In the event that Sierra encounters delays in locating suitable investment opportunities, Sierra may pay Sierra’s distributions from the proceeds of Sierra’s offering or from borrowings in anticipation of future cash flow, which may constitute a return of a Sierra Stockholder’s capital and will lower such Sierra Stockholder’s tax basis in its shares. Distributions from the proceeds of Sierra’s offering or from borrowings also could reduce the amount of capital Sierra ultimately invest in portfolio companies. Accordingly, Sierra Stockholders who receive the payment of a dividend or other distribution from Sierra should not assume that such dividend or other distribution is the result of a net profit earned by Sierra. The Expense Support and Reimbursement Agreement with SIC Advisors expired on December 31, 2016, and was not renewed, which will make it more likely that distributions may include a return of capital.

Because Sierra’s business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of SIC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect Sierra’s business.

SIC Advisors depends on its relationships with corporations, financial institutions and investment firms, and Sierra relies indirectly to a significant extent upon these relationships to provide Sierra with potential investment opportunities. If SIC Advisors fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, Sierra may not be able to grow Sierra’s investment portfolio. In addition, individuals with whom SIC Advisors have relationships are not obligated to provide Sierra with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for Sierra.

A significant portion of Sierra’s investment portfolio is recorded at fair value as determined in good faith by the Sierra Board and, as a result, there will be uncertainty as to the value of Sierra’s portfolio investments.

The debt and equity securities in which Sierra invests for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Sierra Board. Most, if not all, of Sierra’s investments (other than cash and cash equivalents) will be classified as Level 3 under ASC Topic 820 — Fair Value Measurements and Disclosures. This means that Sierra’s portfolio valuations will be based on unobservable inputs and Sierra’s own assumptions about how market participants would price the asset or liability in question. Sierra expects that inputs into the determination of fair value of Sierra’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. Sierra has retained the services of an independent service provider to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of Sierra’s investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Sierra’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Sierra’s NAV could be adversely affected if Sierra’s determinations regarding the fair value of Sierra’s investments were materially higher than the values that Sierra ultimately realizes upon the disposal of such loans and securities.

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The Sierra Board may change Sierra’s operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to Sierra Stockholders.

The Sierra Board has the authority to modify or waive Sierra’s current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Sierra cannot predict the effect any changes to Sierra’s current operating policies, investment criteria and strategies would have on Sierra’s business, NAV, operating results and the value of Sierra Common Stock. However, the effects might be adverse, which could negatively impact Sierra’s ability to pay you distributions and cause you to lose all or part of your investment. Moreover, Sierra has significant flexibility in investing the net proceeds of any offering and may use the net proceeds from any offering in ways with which investors may not agree.

If SIC Advisors is unable to manage Sierra’s investments effectively, Sierra may be unable to achieve its investment objective.

Sierra’s ability to achieve its investment objective will depend on Sierra’s ability to manage its business, which will depend, in turn, on the ability of SIC Advisors to identify, invest in and monitor companies that meet Sierra’s investment criteria. Accomplishing this result largely will be a function of SIC Advisors’ investment process and, in conjunction with its role as Sierra’s administrator, its ability to provide competent, attentive and efficient services to Sierra.

SIC Advisors’ senior management team is comprised of members of the senior management team for Medley LLC, and they manage other investment funds. They may also be required to provide managerial assistance to Sierra’s portfolio companies. These demands on their time may distract them or slow Sierra’s rate of investment. Any failure to manage Sierra’s business effectively could have a material adverse effect on Sierra’s business, financial condition and results of operations.

Sierra may experience fluctuations in its quarterly results.

Sierra could experience fluctuations in its quarterly operating results due to a number of factors, including Sierra’s ability or inability to make investments in companies that meet Sierra’s investment criteria, the interest rate payable and default rates on the debt securities Sierra acquires, the level of Sierra’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Sierra encounters competition in its markets, and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as indicative of performance in future periods. These occurrences could have a material adverse effect on Sierra’s results of operations, the value of your investment in Sierra and Sierra’s ability to pay distributions to you and Sierra’s other stockholders.

Any unrealized losses Sierra experiences on its portfolio may be an indication of future realized losses, which could reduce Sierra’s income available for distribution.

As a BDC, Sierra is required to record on its financial statements its investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Sierra Board. Decreases in the market values or fair values of Sierra’s investments are recorded as unrealized depreciation. Any unrealized losses in Sierra’s portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to Sierra with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of Sierra’s income available for distribution in future periods. In addition, decreases in the market value or fair value of Sierra’s investments will reduce Sierra’s NAV.

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Sierra is uncertain of its sources for funding its future capital needs. If Sierra cannot obtain debt or equity financing on acceptable terms, Sierra’s ability to acquire investments and to expand its operations will be adversely affected.

The net proceeds from the sale of shares of Sierra Common Stock will be used for Sierra’s investment opportunities, operating expenses and for payment of various fees and expenses such as management fees, incentive fees and other fees. Any working capital reserves Sierra maintains may not be sufficient for investment purposes, and Sierra may require debt or equity financing to operate. In addition, Sierra is required to distribute at least 90% of Sierra’s net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to Sierra Stockholders to maintain Sierra’s RIC tax treatment. Accordingly, in the event that Sierra needs additional capital in the future for investments or for any other reason Sierra may need to borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to Sierra due to unfavorable economic conditions, which could increase Sierra’s funding costs, limit Sierra’s access to the capital markets or result in a decision by lenders not to extend credit to Sierra. Consequently, if Sierra cannot obtain debt or equity financing on acceptable terms, Sierra’s ability to acquire investments and to expand Sierra’s operations will be adversely affected. As a result, Sierra would be less able to achieve portfolio diversification and Sierra’s investment objective, which may negatively impact Sierra’s results of operations and reduce Sierra’s ability to make distributions to Sierra Stockholders.

Sierra is a non-diversified investment company within the meaning of the Investment Company Act, and therefore Sierra is not limited with respect to the proportion of its assets that may be invested in securities of a single issuer.

Sierra is classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that Sierra is not limited by the Investment Company Act with respect to the proportion of its assets that it may invest in securities of a single issuer. Sierra has also not adopted any policy restricting the percentage of Sierra’s assets that may be invested in a single portfolio company. To the extent that Sierra assumes large positions in the securities of a small number of issuers, or within a particular industry, Sierra’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. Sierra may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond Sierra’s asset diversification requirements applicable to RICs under Subchapter M of the Code, Sierra does not have fixed guidelines for diversification, and Sierra’s investments could be concentrated in relatively few portfolio companies. See “Material U.S. Federal Income Tax Consequences - U.S. Federal Income Taxation of an Investment in Sierra Common Stock – Taxation as a RIC.”

Risks Relating to SIC Advisors and its Respective Affiliates

Sierra’s incentive fee structure may create incentives for SIC Advisors that are not fully aligned with the interests of Sierra Stockholders.

In the course of Sierra’s investing activities, Sierra pays management and incentive fees to SIC Advisors. These fees are based on Sierra’s gross assets. As a result, investors in Sierra Common Stock will invest on a ‘‘gross’’ basis and receive distributions on a ‘‘net’’ basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on Sierra’s gross assets, SIC Advisors will benefit when Sierra incurs debt or uses leverage. Additionally, under the incentive fee structure, SIC Advisors may benefit when capital gains are recognized and, because SIC Advisors determines when a holding is sold, SIC Advisors controls the timing of the recognition of such capital gains. The Sierra Board is charged with protecting Sierra’s interests by monitoring how SIC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve borrowings or incurrence of leverage in the ordinary course, Sierra’s independent directors approve Sierra’s credit facilities, including the maximum amount of leverage Sierra may employ, and will periodically review SIC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance through their quarterly review of Sierra’s portfolio and annual review of Sierra’s investment advisory and administration agreements. In connection with these reviews, Sierra’s independent directors will consider whether Sierra’s fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, SIC Advisors or its affiliates may from time to time have interests that differ from those of Sierra Stockholders, giving rise to a conflict.

The part of the incentive fee payable to SIC Advisors that relates to Sierra’s net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for SIC Advisors to the extent that it may encourage SIC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. SIC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to Sierra on such securities. This risk could be increased because SIC Advisors is not obligated to reimburse Sierra for any incentive fees received even if Sierra subsequently incurs losses or never receives in cash the deferred income that was previously accrued.

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SIC Advisors and its affiliates, including Sierra’s officers and some of Sierra’s directors, face conflicts of interest caused by compensation arrangements with Sierra, which could result in actions that are not in the best interests of Sierra Stockholders.

SIC Advisors and its affiliates receive substantial fees from Sierra in return for their services, and these fees could influence the advice provided to Sierra. Among other matters, because the base management fee that Sierra pays to SIC Advisors is based on Sierra’s gross assets, SIC Advisors may benefit if Sierra incurs indebtedness.

There are significant potential conflicts of interest that could affect Sierra’s investment returns.

There may be times when SIC Advisors, its senior management and investment management team, and members of its investment committee have interests that differ from those of Sierra Stockholders, giving rise to a conflict of interest. In particular, certain private investment funds managed by the senior members of SIC Advisors hold controlling or minority equity interests, or have the right to acquire such equity interests, in some of Sierra’s portfolio companies. As a result, the senior members of SIC Advisors may face conflicts of interests in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, the senior members of SIC Advisors may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions on Sierra’s behalf with respect to these portfolio companies given that they also manage private investment funds that hold the equity interests in these portfolio companies.

The time and resources that individuals associated with SIC Advisors devote to Sierra may be diverted, and Sierra may face additional competition due to the fact that SIC Advisors is not prohibited from raising money for or managing another entity that makes the same types of investments that Sierra targets.

SIC Advisors is not prohibited from raising money for and managing future investment entities that make the same types of investments as those Sierra targets. The time and resources that SIC Advisors devotes to Sierra may be diverted, and during times of intense activity in other programs it may devote less time and resources to Sierra’s business than is necessary or appropriate. As a result of these competing demands on their time and the fact that they may engage in other business activities on behalf of themselves and others, these individuals face conflicts of interest in allocating their time. These conflicts of interest could result in declines in the returns on Sierra’s investments and the value of your investment. In addition, Sierra may compete with any such investment entity for the same investors and investment opportunities. While Sierra may co-invest with such investment entities to the extent permitted by the Investment Company Act and the rules and regulations thereunder, the Investment Company Act imposes significant limits on co-investment. In this regard, the exemptive order received on October 4, 2017 by Sierra, SIC Advisors and certain other affiliated funds and investment advisers (the “Current Exemptive Order”) allows Sierra additional latitude to co-invest with certain affiliates. Nevertheless, the Current Exemptive Order requires Sierra to meet certain conditions in order to invest in certain portfolio companies in which Sierra’s affiliates are investing or are invested. Affiliates of SIC Advisors, whose primary business includes the origination of investments, engage in investment advisory businesses with accounts that compete with Sierra.

SIC Advisors may, from time to time, possess material non-public information, limiting Sierra’s investment discretion.

SIC Advisors and members of its senior management and investment management team and investment committee may serve as directors of, or in a similar capacity with, companies in which Sierra invests, the securities of which are purchased or sold on Sierra’s behalf. In the event that material nonpublic information is obtained with respect to such companies, Sierra could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on Sierra.

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Sierra may be obligated to pay SIC Advisors incentive compensation even if Sierra incurs a net loss due to a decline in the value of Sierra’s portfolio.

The Sierra Investment Advisory Agreement entitles SIC Advisors to receive an incentive fee based on Sierra’s net investment income regardless of any capital losses. In such case, Sierra may be required to pay SIC Advisors an incentive fee for a fiscal quarter even if there is a decline in the value of Sierra’s portfolio or if Sierra incurs a net loss for that quarter.

Any incentive fee payable by Sierra that relates to Sierra’s net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. SIC Advisors is not obligated to reimburse Sierra for any part of the incentive fee it received that was based on accrued income that Sierra never received as a result of a subsequent default, and such circumstances would result in Sierra’s paying an incentive fee on income Sierra never receives.

For U.S. federal income tax purposes, Sierra is required to recognize taxable income in some circumstances in which Sierra does not receive a corresponding payment in cash (such as deferred interest that is accrued as original issue discount (“OID”)) and to make distributions with respect to such income to maintain Sierra’s status as a RIC. Under such circumstances, Sierra may have difficulty meeting the annual Distribution Requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that Sierra is required to pay an incentive fee with respect to such accrued income. As a result, Sierra may have to sell some of its investments at times and/or at prices Sierra would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If Sierra is not able to obtain cash from other sources, Sierra may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of being a RIC, see ‘‘Material U.S. Federal Income Tax Consequences - U.S. Federal Income Taxation of an Investment in Sierra Common Stock – Taxation as a RIC.’’

The management and incentive fees Sierra pays to SIC Advisors may induce SIC Advisors to make speculative investments.

The incentive fee payable by Sierra to SIC Advisors may create an incentive for SIC Advisors to make investments on Sierra’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage SIC Advisors to use leverage to increase the return on Sierra’s investments. In addition, the fact that Sierra’s management fee is payable based upon Sierra’s gross assets, which would include any borrowings for investment purposes, may encourage SIC Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of Sierra Common Stock. Such a practice could result in Sierra’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Sierra’s ability to enter into transactions with its affiliates will be restricted, which may limit the scope of investments available to Sierra.

Sierra is prohibited under the Investment Company Act from participating in certain transactions with certain of Sierra’s affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of Sierra’s outstanding voting securities will be Sierra’s affiliate for purposes of the Investment Company Act, and Sierra will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Sierra Board. The Investment Company Act also prohibits certain ‘‘joint’’ transactions with certain of Sierra’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction is deemed to be “joint”), without prior approval of the Sierra Board and, in some cases, the SEC. If a person acquires more than 25% of Sierra’s voting securities, Sierra will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit Sierra’s ability to transact business with SIC Advisors as well as Sierra’s officers or directors or their affiliates. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain ‘‘joint transactions’’ involving entities that share a common investment adviser. As a result of these restrictions, Sierra may be prohibited from buying or selling any security (other than any security of which Sierra is the issuer) from or to, as well as co-investing with, any fund managed by Sierra’s Affiliates without the prior approval of the SEC. The foregoing may limit the scope of investment opportunities that would otherwise be available to Sierra.

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Sierra may, however, invest alongside other clients of SIC Advisors and its affiliates, including other entities they manage in certain circumstances where doing so is consistent with applicable law, the Current Exemptive Order and SEC staff interpretations and guidance. For example, Sierra may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting Sierra and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that SIC Advisors, acting on Sierra’s behalf and on behalf of other clients, negotiates no term other than price. Sierra may also co-invest with SIC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and SIC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and investment objectives, among other things, will be offered to Sierra and similar eligible accounts, as periodically determined by SIC Advisors and approved by the Sierra Board, including Sierra’s independent directors. The allocation policy further provides that allocations among Sierra and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in Sierra’s case, by SIC Advisors. It is Sierra’s policy to base its determinations as to the amount of capital available for investment based on such factors as the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the Sierra Board or imposed by applicable laws, rules, regulations or interpretations. Sierra expects that these determinations will be made similarly for other accounts. However, Sierra can offer no assurance that investment opportunities will be allocated to Sierra fairly or equitably in the short-term or over time.

In situations where co-investment with other clients of SIC Advisors or its affiliates is not permitted under the Investment Company Act and related rules, existing or future staff guidance, or the terms and conditions of the Current Exemptive Order, SIC Advisors will need to decide which client or clients will proceed with the investment. Under SIC Advisors’ allocation policy, such determinations will be made based on the principle that investment opportunities shall be offered to eligible clients on an alternating basis that will be fair and equitable over time. As a result, Sierra will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, Sierra will not be permitted to participate. Moreover, except in certain circumstances, Sierra will be unable to invest in any issuer in which a client of SIC Advisors or its affiliate holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to Sierra.

Sierra may make investments that could give rise to a conflict of interest.

Sierra does not expect to invest in, or hold securities of, companies that are controlled by SIC Advisors’ affiliates’ clients. However, SIC Advisors’ affiliates’ clients may invest in, and gain control over, one of Sierra’s portfolio companies. If SIC Advisors’ affiliates’ client, or clients, gains control over one of Sierra’s portfolio companies, it may create conflicts of interest and may subject Sierra to certain restrictions under the Investment Company Act. As a result of these conflicts and restrictions, SIC Advisors may be unable to implement Sierra’s investment strategy as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, SIC Advisors may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, SIC Advisors may choose to exit these investments prematurely and, as a result, Sierra would forego any positive returns associated with such investments. In addition, to the extent that another client holds a different class of securities than Sierra as a result of such transactions, Sierra’s interests may not be aligned.

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There may be conflicts related to obligations SIC Advisors’ senior management and investment management team and members of its investment committee have to other clients.

The members of the senior management and investment management teams and the investment committee of SIC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as Sierra does, or of investment funds managed by SIC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in Sierra’s best interests or in the best interest of Sierra Stockholders. For example, the personnel that comprise SIC Advisors’ investment management team have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of SIC Advisors.

Sierra’s investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of SIC Advisors currently manage private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to Sierra’s strategy, and Sierra may compete with these and other entities managed by affiliates of SIC Advisors for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among Sierra and other investment funds or accounts advised by principals of, or affiliated with, SIC Advisors.

Sierra has received an Exemptive Order from the SEC that permits Sierra to co-invest with certain other investment funds managed by SIC Advisors or its affiliates, subject to the conditions included therein. In situations where Sierra cannot co-invest with other investment funds managed by SIC Advisors or its affiliates, the investment policies and procedures of SIC Advisors generally require that such opportunities be offered to Sierra and such other investment funds on an alternating basis. However, there can be no assurance that Sierra will be able to participate in all investment opportunities that are suitable to Sierra.

Sierra’s ability to sell or otherwise exit investments in which affiliates of SIC Advisors also have an investment may be restricted.

Sierra may be considered an affiliate with respect to certain of Sierra’s portfolio companies. Certain private funds advised by the senior members of SIC Advisors also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that Sierra’s interests in these portfolio companies may need to be restructured in the future or to the extent that Sierra chooses to exit certain of these transactions, Sierra’s ability to do so will be limited.

Risks Relating to BDCs

Sierra may face increasing competition for investment opportunities, which could delay deployment of Sierra’s capital, reduce returns and result in losses.

Sierra competes for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in Sierra’s target market of privately owned U.S. companies. As a result of these new entrants, competition for investment opportunities in privately owned U.S. companies may intensify. Many of Sierra’s competitors are substantially larger and have considerably greater financial, technical, and marketing resources than Sierra does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to Sierra. In addition, some of Sierra’s competitors may have higher risk tolerances or different risk assessments than Sierra has. These characteristics could allow Sierra’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than Sierra is able to do.

Sierra does not seek to compete primarily based on the interest rates Sierra offers, and Sierra believes that some of Sierra’s competitors make loans with interest rates that are comparable to or lower than the rates Sierra offers. Sierra may lose investment opportunities if Sierra does not match Sierra’s competitors’ pricing, terms, and structure criteria. If Sierra is forced to match these criteria to make investments, Sierra may not be able to achieve acceptable returns on Sierra’s investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of Sierra’s competitors in this target market could force Sierra to accept less attractive investment terms. Furthermore, many of Sierra’s competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Sierra as a BDC or the source of income, asset diversification and distribution requirements Sierra must satisfy to maintain Sierra’s RIC tax treatment. The competitive pressures Sierra faces may have a material adverse effect on Sierra’s business, financial condition, results of operations, and cash flows. As a result of this competition, Sierra may not be able to take advantage of attractive investment opportunities from time to time. Also, Sierra may not be able to identify and make investments that are consistent with Sierra’s investment objective.

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The requirement that Sierra invest a sufficient portion of its assets in qualifying assets could preclude Sierra from investing in accordance with Sierra’s current business strategy; conversely, the failure to invest a sufficient portion of Sierra’s assets in qualifying assets could result in Sierra’s failure to maintain its status as a BDC.

As a BDC, the Investment Company Act prohibits Sierra from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of Sierra’s total assets are qualifying assets. Therefore, Sierra may be precluded from investing in what Sierra believes are attractive investments if such investments are not qualifying assets. Conversely, if Sierra fails to invest a sufficient portion of Sierra’s assets in qualifying assets, Sierra could lose its status as a BDC, which would have a material adverse effect on Sierra’s business, financial condition, and results of operations. Similarly, these rules could prevent Sierra from making additional investments in existing portfolio companies, which could result in the dilution of Sierra’s position.

Changes in laws or regulations governing Sierra’s operations may adversely affect Sierra’s business or cause Sierra to alter its business strategy.

Sierra and Sierra’s portfolio companies will be subject to regulation at the local, state, and federal level. Changes to the laws and regulations governing Sierra’s permitted investments may require a change to Sierra’s investment strategy. Such changes could differ materially from Sierra’s strategies and plans as set forth in this Joint Proxy Statement/Prospectus and may shift Sierra’s investment focus from the areas of expertise of SIC Advisors. Thus, any such changes, if they occur, could have a material adverse effect on Sierra’s results of operations and the value of your investment.

Regulations governing Sierra’s operation as a BDC and RIC will affect Sierra’s ability to raise capital and the way in which Sierra raises additional capital or borrows for investment purposes, which may have a negative effect on Sierra’s growth. As a BDC, the necessity of raising additional capital may expose Sierra to risks, including the typical risks associated with leverage.

As a result of the annual distribution requirement to qualify for RIC tax treatment, Sierra may need to access the capital markets periodically to raise cash to fund new investments. Sierra may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that Sierra’s asset coverage, as defined in the Investment Company Act, equals at least 200% after such incurrence or issuance. If Sierra issues senior securities, Sierra will be exposed to typical risks associated with leverage, including an increased risk of loss. Sierra’s ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit Sierra’s investment opportunities and reduce Sierra’s ability in comparison to other companies to profit from favorable spreads between the rates at which Sierra can borrow and the rates at which Sierra can lend.

Sierra may borrow for investment purposes. If the value of Sierra’s assets declines, Sierra may be unable to satisfy the asset coverage test applicable to Sierra as a BDC, which would prohibit Sierra from paying distributions and could prevent Sierra from qualifying for RIC tax treatment, which would generally result in a corporate-level U.S. federal income tax on any income and net gains. If Sierra cannot satisfy the asset coverage test applicable to Sierra as a BDC, Sierra may be required to sell a portion of its investments and, depending on the nature of Sierra’s debt financing, repay a portion of Sierra’s indebtedness at a time when such sales may be disadvantageous. Also, any amounts that Sierra uses to service its indebtedness would not be available for distributions to Sierra Common Stockholders.

In addition, Sierra anticipates that as market conditions permit, Sierra may securitize its loans to generate cash for funding new investments. To securitize loans, Sierra may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who Sierra would expect to be willing to accept a substantially lower interest rate than the loans earn. Sierra would retain all or a portion of the equity in the securitized pool of loans. Sierra’s retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, Sierra would earn an incremental amount of income on its retained equity but Sierra would be exposed, up to the amount of equity Sierra retained, to that proportion of any losses Sierra would have experienced if it had continued to hold the loans in its portfolio. Sierra would not treat the debt issued by such a subsidiary as senior securities.

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Recent legislation may allow Sierra to incur additional leverage.

The Investment Company Act generally prohibits Sierra from incurring indebtedness unless immediately after such borrowing Sierra has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of Sierra’s assets). However, the Small Business Credit Availability Act (the “SBCA”) has modified the Investment Company Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the SBCA, Sierra is allowed to increase Sierra’s leverage capacity if Sierra Stockholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If Sierra receives stockholder approval, Sierra would be allowed to increase Sierra’s leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of Sierra’s independent directors to approve an increase in Sierra’s leverage capacity, and such approval would become effective after one year. In addition, the SBCA requires non-listed BDCs to offer to repurchase 25% of its securities each quarter following the calendar quarter in which the BDC obtains such approval. In either case, Sierra would be required to make certain disclosures on Sierra’s website and in SEC filings regarding, among other things, the receipt of approval to increase Sierra’s leverage, Sierra’s leverage capacity and usage, and risks related to leverage. Sierra has not sought or obtained stockholder or independent director approval to reduce its coverage ratio to 150%.

As a result of the SBCA, Sierra may, in the future, be able to increase its leverage up to an amount that reduces Sierra’s asset coverage ratio from 200% to 150%. Leverage magnifies the potential for loss on investments in Sierra’s indebtedness and on invested equity capital. As Sierra uses leverage to partially finance its investments, Sierra Stockholders will experience increased risks of investing in Sierra’s securities. If the value of Sierra’s assets increases, then leveraging would cause the NAV attributable to Sierra Common Stock to increase more sharply than it would have had Sierra not leveraged. Conversely, if the value of Sierra’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had Sierra not leveraged Sierra’s business. Similarly, any increase in Sierra’s income in excess of interest payable on the borrowed funds would cause Sierra’s net investment income to increase more than it would without the leverage, while any decrease in Sierra’s income would cause net investment income to decline more sharply than it would have had Sierra not borrowed. Such a decline could negatively affect Sierra’s ability to pay common stock dividends, scheduled debt payments or other payments related to Sierra’s securities. Leverage is generally considered a speculative investment technique.

Sierra cannot predict how tax reform legislation will affect Sierra, Sierra’s investments, or Sierra Stockholders, and any such legislation could adversely affect Sierra’s business.

Legislative or other actions relating to taxes could have a negative effect on Sierra. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Department of the Treasury. In December 2017, Congress passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. Sierra cannot predict with certainty how any changes in the tax laws might affect Sierra, Sierra Stockholders, or Sierra’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect Sierra’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to Sierra and Sierra Stockholders of such qualification, or could have other adverse consequences. Sierra Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in Sierra’s securities.

Changes to United States tariff and import/export regulations may have a negative effect on Sierra’s portfolio companies and, in turn, harm Sierra.

There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict Sierra’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact Sierra.

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Risks Relating to Sierra’s Investments

Sierra’s investments in prospective portfolio companies may be risky, and Sierra could lose all or part of its investment.

Sierra pursues a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors.

●	Senior Secured First Lien Term Debt and Senior Secured Second Lien Term Debt. When Sierra invests in first lien and second lien term debt, Sierra will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. There is a risk that the collateral securing Sierra’s investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, Sierra’s security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt security. Consequently, the fact that debt is secured does not guarantee that Sierra will receive principal and interest payments according to the investment terms, or at all, or that Sierra will be able to collect on the investment should Sierra be forced to enforce Sierra’s remedies.

●	Subordinated Debt. Sierra’s subordinated debt investments will generally be subordinated to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect Sierra’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject Sierra and Sierra Stockholders to non-cash income. Since Sierra will not receive any principal repayments prior to the maturity of some of Sierra’s subordinated debt investments, such investments will be of greater risk than amortizing loans.

●	Equity Investments. Sierra expects to make selected equity investments. In addition, when Sierra invests in senior and subordinated debt, Sierra may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Sierra’s goal is ultimately to dispose of these equity interests and realize gains upon Sierra’s disposition of such interests. However, the equity interests Sierra receives may not appreciate in value and, in fact, may decline in value. Accordingly, Sierra may not be able to realize gains from Sierra’s equity interests, and any gains that Sierra does realize on the disposition of any equity interests may not be sufficient to offset any other losses Sierra experiences. Most loans in which Sierra invests will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Loans rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

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To the extent original issue discount constitutes a portion of Sierra’s income, Sierra will be exposed to risks associated with the deferred receipt of cash representing such income.

Sierra’s investments may include OID instruments. To the extent OID constitutes a portion of Sierra’s income, Sierra will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

●	OID instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

●	For accounting purposes, cash distributions to Sierra Stockholders representing OID income do not come from paid-in capital. Thus, although a distribution of OID income comes from the cash invested by Sierra Stockholders, the Investment Company Act does not require that Sierra Stockholders be given notice of this fact.

●	OID creates risk of non-refundable cash incentive fee payments to SIC Advisors based on non-cash accruals that may never be realized.

●	Interest rates payable on OID instruments, including payment-in-kind (“PIK”) loans are higher because the deferred interest payments are discounted to reflect the time-value of money and because PIK instruments generally represent a significantly higher credit risk than coupon loans.

●	OID and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of the associated collateral.

●	An election to defer PIK interest payments by adding them to the principal of such instruments increases Sierra’s gross assets, which increases future base management fees, and, because interest payments will then be payable on a larger principal amount, the election also increases SIC Advisors’ future incentive fees at a compounding rate.

●	Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash-pay securities.

●	The deferral of PIK interest on a loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan.

●	Even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan.

●	The required recognition of OID, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of Sierra’s investment company taxable income that must, nevertheless, be distributed in cash to investors to avoid it being subject to corporate-level U.S. federal income taxation.

Sierra’s portfolio companies may incur debt that ranks equally with, or senior to, Sierra’s investments in such companies.

Sierra pursues a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors. Sierra’s portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which Sierra invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which Sierra is entitled to receive payments with respect to the debt instruments in which Sierra invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to Sierra’s investment in that portfolio company would typically be entitled to receive payment in full before Sierra receives any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to Sierra. In the case of debt ranking equally with debt instruments in which Sierra invests, Sierra would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

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Subordinated liens on collateral securing debt that Sierra will make to Sierra’s portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and Sierra.

Certain debt investments that Sierra makes in portfolio companies are secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before Sierra. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then Sierra, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

Sierra may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before Sierra. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy Sierra’s unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then Sierra’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights Sierra may have with respect to the collateral securing the debt investments Sierra makes in its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that Sierra enters into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. Sierra may not have the ability to control or direct such actions, even if Sierra’s rights are adversely affected.

There may be circumstances where Sierra’s debt investments could be subordinated to claims of other creditors or Sierra could be subject to lender liability claims.

If one of Sierra’s portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which Sierra actually provided managerial assistance to that portfolio company or a representative of Sierra or SIC Advisors sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize Sierra’s debt investment and subordinate all or a portion of Sierra’s claim to that of other creditors. In situations where a bankruptcy carries a high degree of significance, Sierra’s legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that Sierra could become subject to a lender’s liability claim, including as a result of actions taken if Sierra renders significant managerial assistance to, or exercises control or influence over the board of directors of, the borrower.

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Sierra generally will not control the business operations of Sierra’s portfolio companies and, due to the illiquid nature of Sierra’s holdings in its portfolio companies, may not be able to dispose of Sierra’s interest in its portfolio companies.

Sierra does not expect to control most of its portfolio companies, even though Sierra may have board representation or board observation rights, and Sierra’s debt agreements may impose certain restrictive covenants on Sierra’s borrowers. As a result, Sierra is subject to the risk that a portfolio company in which Sierra invests may make business decisions with which Sierra disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve Sierra’s interests as a debtholder. Due to the lack of liquidity for Sierra’s investments in private companies, Sierra may not be able to dispose of Sierra’s interests in Sierra’s portfolio companies as readily as Sierra would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of Sierra’s portfolio holdings.

The lack of liquidity in Sierra’s investments may adversely affect Sierra’s business.

Sierra anticipates that Sierra’s investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of Sierra’s investments may make it difficult for Sierra to sell such investments if the need arises. In addition, if Sierra is required to liquidate all or a portion of Sierra’s portfolio quickly, Sierra may realize significantly less than the value at which Sierra had previously recorded its investments. In addition, Sierra may face other restrictions on Sierra’s ability to liquidate an investment in a portfolio company to the extent that Sierra or SIC Advisors has material non-public information regarding such portfolio company.

Economic recessions or downturns could impair Sierra’s portfolio companies and harm Sierra’s operating results.

Many of Sierra’s portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay Sierra’s debt investments during these periods. Therefore, Sierra’s non-performing assets are likely to increase, and the value of Sierra’s portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing Sierra’s senior secured or second lien secured debt. A severe recession may further decrease the value of such collateral and result in losses of value in Sierra’s portfolio and a decrease in Sierra’s revenues, net income, assets and net worth. Unfavorable economic conditions also could increase Sierra’s funding costs, limit Sierra’s access to the capital markets or result in a decision by lenders not to extend credit to Sierra on terms Sierra deems acceptable. These events could prevent Sierra from increasing investments and harm Sierra’s operating results.

A covenant breach by Sierra’s portfolio companies may harm Sierra’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by Sierra or other lenders could lead to defaults and, potentially, termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that Sierra holds. Sierra may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

Sierra intends to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

●	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

●	may have limited financial resources and may be unable to meet their obligations under their debt securities that Sierra holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of Sierra realizing any guarantees Sierra may have obtained in connection with Sierra’s investment;

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●	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on Sierra’s portfolio company and, in turn, on Sierra; and

●	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, Sierra’s executive officers, directors and members of SIC Advisors’ management may, in the ordinary course of business, be named as defendants in litigation arising from Sierra’s investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the Investment Company Act, if there is no readily available market for these investments, Sierra is required to carry these investments at fair value as determined by the Sierra Board. As a result, if Sierra is required to liquidate all or a portion of Sierra’s portfolio quickly, Sierra may realize significantly less than the value at which Sierra had previously recorded these investments. Sierra may also face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that Sierra, SIC Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of Sierra’s investments may make it difficult for Sierra to dispose of them at a favorable price, and, as a result, Sierra may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. Sierra must therefore rely on the ability of SIC Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If Sierra is unable to uncover all material information about these companies, Sierra may not make a fully informed investment decision, and Sierra may lose money on its investments.

Sierra’s failure to make follow-on investments in its portfolio companies could impair the value of its portfolio; Sierra’s ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the Investment Company Act, Sierra may make additional investments in that portfolio company as ‘‘follow-on’’ investments in order to: (1) increase or maintain in whole or in part Sierra’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of Sierra’s initial investment.

Sierra has the discretion to make any follow-on investments, subject to the availability of capital resources. Sierra may elect not to make follow-on investments or may lack sufficient funds to make those investments. Sierra’s failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and Sierra’s initial investment, or may result in a missed opportunity for Sierra to increase its participation in a successful operation. Even if Sierra has sufficient capital to make a desired follow-on investment, Sierra may elect not to make such follow-on investment because Sierra may not want to increase its concentration of risk, because Sierra prefers other opportunities, because Sierra is inhibited by compliance with BDC requirements or because Sierra desires to maintain Sierra’s RIC tax treatment. Sierra also may be restricted from making follow-on investments in certain portfolio companies to the extent that Sierra’s affiliates hold interests in such companies.

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Sierra’s ability to invest in public companies may be limited in certain circumstances.

To maintain Sierra’s status as a BDC, Sierra is not permitted to acquire any assets other than ‘‘qualifying assets’’ specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of Sierra’s total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, Sierra may invest up to 30% of Sierra’s portfolio in opportunistic investments which will be intended to diversify or complement the remainder of Sierra’s portfolio and to enhance Sierra’s returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. Sierra expects that these public companies generally will have debt securities that are non-investment grade.

Sierra’s investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Sierra’s investment strategy contemplates that a portion of Sierra’s investments may be in securities of foreign companies. Investing in foreign companies may expose Sierra to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Although it is anticipated that most of Sierra’s investments will be denominated in U.S. dollars, Sierra’s investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. Sierra may employ hedging techniques to minimize these risks, but Sierra can offer no assurance that Sierra will, in fact, hedge currency risk or, that if Sierra does, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect Sierra’s profitability.

Prepayments of Sierra’s debt investments by Sierra’s portfolio companies could adversely impact Sierra’s results of operations and reduce Sierra’s return on equity.

Sierra is subject to the risk that the investments Sierra makes in its portfolio companies may be repaid prior to maturity. When this occurs, Sierra will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and Sierra could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, Sierra’s results of operations could be materially adversely affected if one or more of Sierra’s portfolio companies elect to prepay amounts owed to Sierra. Additionally, prepayments, net of prepayment fees, could negatively impact Sierra’s return on equity.

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Sierra may acquire indirect interests in loans rather than direct interests, which would subject Sierra to additional risk.

Sierra may make or acquire loans or investments through participation agreements. A participation agreement typically results in a contractual relationship only with the counterparty to the participation agreement and not with the borrower. SIC Advisors has adopted best execution procedures and guidelines to mitigate credit and counterparty risk when Sierra acquires a loan through a participation agreement. In investing through participations, Sierra will generally not have a right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and Sierra may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, Sierra will be exposed to the credit risk of both the borrower and the counterparty selling the participation. In the event of insolvency of the counterparty, Sierra, by virtue of holding participation interests in the loan, may be treated as its general unsecured creditor. In addition, although Sierra may have certain contractual rights under the loan participation that require the counterparty to obtain Sierra’s consent prior to taking various actions relating to the loan, Sierra cannot guarantee that the counterparty will seek such consent prior to taking various actions. Further, in investing through participation agreements, Sierra may not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that Sierra would otherwise conduct if Sierra were investing directly in the loan, which may result in Sierra being exposed to greater credit or fraud risk with respect to the borrower or the loan than Sierra expected when initially purchasing the participation. See “Risk Factors — Risks Relating to SIC Advisors and its Respective Affiliates — There are significant potential conflicts of interest that could affect Sierra’s investment returns” above.

Sierra has entered into total return swap agreements or other derivative transactions that expose Sierra to certain risks, including market risk, liquidity risk, counterparty risk and other risks similar to those associated with the use of leverage.

Sierra’s wholly owned, special purpose financing subsidiary, Arbor Funding LLC (“Arbor”), has entered into a total return swap (“TRS”) for a portfolio of senior secured assets with Citibank, N.A., or Citibank. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sierra — Off-Balance Sheet Arrangements” for a more detailed discussion of the terms of the TRS between Arbor and Citibank.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables Sierra, through Sierra’s ownership of Arbor, to obtain the economic benefit of owning the assets subject to the TRS, despite the fact that such assets will not be directly held or otherwise owned by Sierra or Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to Sierra borrowing funds to acquire assets and incurring interest expense to a lender.

The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the assets underlying the TRS. In addition, Sierra may incur certain costs in connection with the TRS that could, in the aggregate, be significant.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that Sierra will not be able to meet Sierra’s obligations to the counterparty. In the case of the TRS with Citibank, Arbor is required to post cash collateral amounts to secure its obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to Arbor under the TRS. Accordingly, Arbor is not subject to the risk of Citibank’s insolvency. Arbor bears the risk of depreciation with respect to the value of the assets underlying the TRS and is required, under the terms of the TRS, to post additional collateral on a dollar-for-dollar basis in the event of depreciation in the value of the underlying assets after such value decreases below a specified amount. The amount of collateral required to be posted by Arbor is determined primarily on the basis of the aggregate value of the underlying assets.

Arbor is required to initially cash collateralize a specified percentage of each asset (generally 25% of the market value of such asset) included under the TRS in accordance with margin requirements described in the TRS Agreement. The limit on the additional collateral that Arbor may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the assets underlying the TRS and the amount of cash collateral already posted by Arbor (determined without consideration of the initial cash collateral posted for each asset included in the TRS). Arbor’s maximum liability under the TRS is the amount of any decline in the aggregate value of the assets subject to the TRS, less the amount of the cash collateral previously posted by Arbor. Therefore, the absolute risk of loss with respect to the TRS is the notional amount of the TRS.

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In addition to customary events of default and termination events, the agreements governing the TRS with Citibank, which are collectively referred to herein as the TRS Agreement, contain the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a merger of Arbor or Sierra meeting certain criteria; (d) either Sierra or Arbor amending its constituent documents to alter Sierra’s investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; (e) SIC Advisors ceasing to be the investment manager of Arbor or having authority to enter into transactions under the TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank; (f) SIC Advisors ceasing to be Sierra’s investment adviser; (g) Arbor failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (h) Arbor becoming liable in respect of any obligation for borrowed money, other than arising under the TRS Agreement; (i) Sierra’s dissolution or liquidation; (j) there occurring, without the prior consent of Citibank, any material change to or departure from Sierra’s policies or the policies of Arbor that may not be changed without the vote of Sierra Stockholders and that relates to Arbor’s performance of its obligations under the TRS Agreement; and (k) Sierra’s violating certain provisions of the Investment Company Act or Sierra’s election to be regulated as a BDC under the Investment Company Act being revoked or withdrawn.

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after March 21, 2019. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the final scheduled payment of principal of the assets underlying the TRS will result in payment of an early termination fee to Citibank. Under the terms of the TRS, the early termination fee will equal the present value of the following two cash flows: (a) interest payments at a rate equal to 1.60% based on 70% of the maximum notional amount of $180,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $180,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS. Other than during last 60 days of the term of the TRS, Arbor is required to pay a minimum usage fee of 1.60% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

Upon any termination of the TRS, Arbor will be required to pay Citibank the amount of any decline in the aggregate value of the assets subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such assets. In the event that Citibank chooses to exercise its termination rights, it is possible that Arbor will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if Arbor controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination.

In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “Risk Factors — Risks Relating to Sierra’s Debt Financing” below.

Hedging transactions may expose Sierra to additional risks.

Sierra may engage in currency or interest rate hedging transactions. If Sierra engages in hedging transactions, Sierra may expose itself to risks associated with such transactions. Sierra may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of Sierra’s portfolio investments from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of Sierra’s portfolio investments does not eliminate the possibility of fluctuations in the values of such investments or prevent losses if the values of such investments decline. However, such hedging can establish other investments designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio investments. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio investments should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that Sierra is not able to enter into a hedging transaction at an acceptable price.

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While Sierra may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if Sierra had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, Sierra may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent Sierra from achieving the intended hedge and expose Sierra to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of Sierra’s investments may result in contingent liabilities.

Sierra currently expects that a significant portion of Sierra’s investments will involve lending directly to private companies. In connection with the disposition of an investment in private securities, Sierra may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. Sierra may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately must be satisfied through Sierra’s return of certain distributions previously made to Sierra.

If Sierra invests in the securities and obligations of distressed and bankrupt issuers, Sierra might not receive interest or other payments.

Sierra may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. Sierra may not realize gains from Sierra’s equity investments.

Risks Relating to Sierra’s Debt Financing

At June 30, 2018, Sierra had $385.0 million of outstanding indebtedness under the senior secured syndicated revolving credit facility between Sierra and ING Credit Facility as administrative agent (the “ING Credit Facility”) and the revolving credit facility between Alpine Funding LLC, a wholly owned financing subsidiary of Sierra, and JPMorgan Chase Bank, National Association as administrative agent and lender (the “Alpine Credit Facility,” and together with the ING Credit Facility, the “Sierra Credit Facilities”).

Illustration. The following table illustrates the effect of leverage on returns from an investment in Sierra Common Stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $1,188.0 million in total assets, (ii) a weighted average cost of funds of 4.20%, (iii) $435.0 million in debt outstanding and (iv) $740.0 million in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Sierra’s Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to Sierra. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to Sierra in order to determine the return available to stockholders. The return available to stockholders is then divided by Sierra Stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Sierra’s Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholders (1)	(18.5%)	(10.5%)	(2.5)%	5.6%	13.6%

(1)	In order for Sierra to cover its annual interest payments on indebtedness, Sierra must achieve annual returns on its June 30, 2018 total assets of at least 1.54%.

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In addition, Sierra has entered into a TRS with Citibank which provides Sierra with exposure to a portfolio of loans with a maximum notional amount of $180,000,000. See “Risk Factors — Risks Relating to Sierra’s Investments — Sierra has entered into TRS agreements or other derivative transactions which expose Sierra to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Because Sierra uses borrowed funds to make investments or fund Sierra’s business operations, Sierra is exposed to risks typically associated with leverage which increase the risk of investing in Sierra.

Sierra intends to borrow funds through draws from Sierra’s ING Credit Facility to leverage Sierra’s capital structure, which is generally considered a speculative investment technique. As a result:

●	Sierra Common Stock may be exposed to an increased risk of loss because a decrease in the value of Sierra’s investments may have a greater negative impact on the value of Sierra Common Stock than if Sierra did not use leverage;

●	if Sierra does not appropriately match the assets and liabilities of Sierra’s business, adverse changes in interest rates could reduce or eliminate the incremental income Sierra makes with the proceeds of any leverage;

●	Sierra’s ability to pay dividends on Sierra Common Stock may be restricted if Sierra’s asset coverage ratio, as provided in the Investment Company Act, is not at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

●	the ING Credit Facility is subject to periodic renewal by Sierra’s lenders, whose continued participation cannot be guaranteed;

●	the ING Credit Facility contains covenants restricting Sierra’s operating flexibility; and

●	Sierra, and indirectly Sierra Stockholders, bear the cost of issuing and paying interest or dividends on such securities.

Covenants in the Sierra Credit Facilities may restrict Sierra’s financial and operating flexibility.

Sierra maintains the ING Credit Facility with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent, and the Alpine Credit Facility. The Sierra Credit Facilities are secured by substantially all of Sierra’s assets, subject to certain exclusions. Availability of loans under the Sierra Credit Facilities are linked to the valuation of the collateral pursuant to a borrowing base mechanism. Borrowings under the Sierra Credit Facilities are subject to, among other things, a minimum borrowing/collateral base. Substantially all of Sierra’s assets are pledged as collateral under the Sierra Credit Facilities. The Sierra Credit Facilities require Sierra to, among other things (i) make representations and warranties regarding the collateral as well as Sierra’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for each of the Sierra Credit Facilities also include default provisions such as the failure to make timely payments under the Sierra Credit Facilities, as the case may be, the occurrence of a change in control, and Sierra’s failure to materially perform under the operative agreements governing the Sierra Credit Facilities, which, if not complied with, could accelerate repayment under the Sierra Credit Facilities, thereby materially and adversely affecting Sierra’s liquidity, financial condition and results of operations.

As a result of such covenants and restrictions in the Sierra Credit Facilities, Sierra will be limited in how Sierra conducts its business and Sierra may be unable to raise additional debt or equity financing to take advantage of new business opportunities. In addition, Sierra’s ability to satisfy the financial requirements required by the Sierra Credit Facilities can be affected by events beyond Sierra’s control and Sierra cannot assure you that Sierra will meet these requirements. Sierra cannot assure you that Sierra will be able to maintain compliance with these covenants in the future and, if Sierra fails to do so, Sierra may be in default under the Sierra Credit Facilities, and Sierra may be prohibited from undertaking actions that are necessary or desirable to maintain and expand Sierra’s business.

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Default under the Sierra Credit Facilities could allow the lender(s) to declare all amounts outstanding to be immediately due and payable. If the lender(s) declare amounts outstanding under the Sierra Credit Facilities to be due, the lender(s) could proceed against the assets pledged to secure the debt under the Sierra Credit Facilities. Any event of default, therefore, could have a material adverse effect on Sierra’s business if the lender(s) determine to exercise their rights.

Because Sierra uses debt to finance Sierra’s investments, changes in interest rates will affect Sierra’s cost of capital and net investment income.

Because Sierra borrows money to make investments, Sierra’s net investment income will depend, in part, upon the difference between the rate at which Sierra borrows funds and the rate at which Sierra invests those funds. As a result, Sierra can offer no assurance that a significant change in market interest rates will not have a material adverse effect on Sierra’s net investment income in the event Sierra uses its existing debt to finance its investments. In periods of rising interest rates, Sierra’s cost of funds will increase to the extent Sierra accesses the ING Credit Facility, since the interest rate on the ING Credit Facility is floating, which could reduce Sierra’s net investment income to the extent any debt investments have fixed interest rates. Sierra expects that Sierra’s long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. Sierra may use interest rate risk management techniques in an effort to limit Sierra’s exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to Sierra’s debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to SIC Advisors.

If Sierra borrows money, the potential for gain or loss on amounts invested in Sierra will be magnified and may increase the risk of investing in Sierra Common Stock. Borrowed money may also adversely affect the return on Sierra’s assets, reduce cash available for distribution to Sierra Stockholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. Sierra’s use of leverage to partially finance Sierra’s investments, through borrowing from banks and other lenders, increases the risks of investing in Sierra Common Stock. If the value of Sierra’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had Sierra not leveraged. Similarly, any decrease in Sierra’s income would cause net income to decline more sharply than it would have had Sierra not borrowed. Such a decline could negatively affect Sierra’s ability to make distributions to Sierra Stockholders. In addition, Sierra Stockholders will bear the burden of any increase in Sierra’s expenses as a result of Sierra’s use of leverage, including interest expenses and any increase in the management or incentive fees payable to SIC Advisors.

Sierra uses leverage to finance its investments. The amount of leverage that Sierra employs depends on SIC Advisors’ and the Sierra Board’s assessment of market and other factors at the time of the relevant borrowing. There can be no assurance that leveraged financing will in the future be available to Sierra on favorable terms or at all. However, to the extent of Sierra’s use of leverage to finance Sierra’s assets, Sierra’s financing costs will reduce cash available for distributions to Sierra Stockholders. Moreover, Sierra may not be able to meet Sierra’s financing obligations and, to the extent that Sierra cannot, Sierra risks the loss of some or all of its assets to liquidation or sale to satisfy the obligations. In such an event, Sierra may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, Sierra generally is required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of Sierra’s borrowings and any preferred stock that Sierra may issue in the future, of at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met). If this ratio declines below 200%, Sierra cannot incur additional debt and could be required to sell a portion of Sierra’s investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on Sierra’s operations, and Sierra may not be able to make distributions. The amount of leverage that Sierra will employ will be subject to oversight by the Sierra Board, a majority of whom will be independent directors with no material interests in such transactions.

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Sierra will be exposed to risks associated with changes in interest rates.

Sierra is subject to financial market risks, including changes in interest rates. Because Sierra uses debt to finance investments, Sierra’s net investment income depends, in part, upon the difference between the rate at which Sierra borrows funds and the rate at which Sierra invests those funds. As a result, Sierra can offer no assurance that a significant change in market interest rates will not have a material adverse effect on Sierra’s net investment income. In periods of rising interest rates when Sierra has debt outstanding, Sierra’s cost of funds will increase, which could reduce Sierra’s net investment income.

In addition, due to the continuing effects of the prolonged economic crisis and recession that began in 2007, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, Sierra’s portfolio companies with adjustable-rate debt could see their payments increase and there may be a significant increase in the number of Sierra’s portfolio companies who are unable or unwilling to repay their debt. Investments in companies with adjustable-rate debt may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Sierra’s investments with fixed rates may decline in value because they are locked in at below market yield.

Sierra may use interest rate risk management techniques in an effort to limit Sierra’s exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the Investment Company Act. These activities may limit Sierra’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on Sierra’s business, financial condition and results of operations.

Risks Relating to an Investment in Sierra Common Stock

Sierra Stockholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares.

Shares of Sierra Common Stock are illiquid investments for which there is currently no secondary market. A future liquidity event could include: (i) a listing of Sierra Common Stock on a national securities exchange; (ii) a merger or another transaction approved by the Sierra Board in which Sierra Stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of Sierra’s assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow Sierra to retain Sierra’s investment portfolio intact while providing Sierra Stockholders with access to a trading market for their securities. If the Mergers are successfully consummated, the Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers. However, if the Mergers are not successfully consummated, Sierra would need to consider other alternative in order to effectuate a liquidity event. See “— Risks Relating to the Mergers” and “— Risks Relating to the Combined Company if the Mergers are Successfully Consummated.” If Sierra Common Stock is listed on a national securities exchange, such as the NYSE and the TASE, the Companies cannot assure you that a public trading market will develop or, if one develops, that such trading market can be sustained. See “— Risks Relating to the Combined Company if the Mergers are Successfully Consummated — There has been no public market for Sierra Common Stock , and the Companies cannot assure you that the market price of shares of the Sierra Common Stock will not decline following the effective date of the Mergers.”

Sierra is not obligated to complete a liquidity event; therefore, it will be difficult for an investor to sell his or her shares.

There can be no assurance that Sierra will complete a liquidity event. If Sierra does not successfully complete a liquidity event, liquidity for a Sierra Stockholder’s investment in Sierra Common Stock will be limited.

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Sierra may be unable to invest a significant portion of the net proceeds of Sierra’s offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of Sierra’s offering, which was terminated by the Sierra Board effective as of July 31, 2018, may impair Sierra’s performance. Sierra cannot assure you Sierra will be able to identify any investments that meet Sierra’s investment objective or that any investment that Sierra makes will produce a positive return. Sierra may be unable to invest the net proceeds of its offering on acceptable terms within the time period that Sierra anticipates, or at all, which could harm Sierra’s financial condition and operating results.

Before making investments, Sierra will invest the net proceeds of its public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns, which Sierra expects to achieve when Sierra’s portfolio is fully invested in securities meeting Sierra’s investment objective. As a result, any distributions that Sierra pays while Sierra’s portfolio is not fully invested in securities meeting Sierra’s investment objective may be lower than the distributions that Sierra may be able to pay when Sierra’s portfolio is fully invested in securities meeting Sierra’s investment objective.

A Sierra Stockholder’s interest in Sierra Common Stock will be diluted if Sierra issues additional shares of Sierra Common Stock, which could reduce the overall value of an investment in Sierra.

Sierra Stockholder’s do not have preemptive rights to any shares of Sierra capital stock Sierra issues in the future. The Sierra Charter authorizes Sierra to issue up to 250,000,000 shares of Sierra Common Stock. Pursuant to the Sierra Charter, a majority of the Sierra Board may amend the Sierra Charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, the Sierra Board may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to Sierra’s independent directors or persons associated with SIC Advisors. To the extent Sierra issues additional equity interests at or below NAV, after an investor purchases Sierra Common Stock, an investor’s percentage ownership interest in Sierra will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of Sierra’s investments, a Sierra Stockholder may also experience dilution in the NAV and fair value of his or her shares. If the Mergers are successfully completed, Sierra Stockholders will experience a reduction in percentage ownership and voting power in the Combined Company. See “— Risks Relating to the Combined Company if the Mergers are Successfully Consummated — Sierra Stockholders and MCC Stockholders will experience a reduction in percentage ownership and voting power in the Combined Company as a result of the Mergers as compared to their current respective percentage ownership and voting power in Sierra and MCC.”

Under the Investment Company Act, Sierra generally is prohibited from issuing or selling Sierra Common Stock at a price below NAV per share, which may be a disadvantage as compared with certain public companies. Sierra may, however, sell Sierra Common Stock, or warrants, options, or rights to acquire Sierra Common Stock, at a price below the current NAV of Sierra Common Stock if the Sierra Board and independent directors determine that such sale is in Sierra’s best interests and the best interests of Sierra Stockholders, and Sierra Stockholders, including a majority of those stockholders that are not affiliated with Sierra, approve such sale. In any such case, the price at which Sierra’s securities are to be issued and sold may not be less than a price that, in the determination of the Sierra Board, closely approximates the fair value of such securities (less any distributing commission or discount). If Sierra raises additional funds by issuing common stock or senior securities convertible into, or exchangeable for, Sierra Common Stock, then the percentage ownership of Sierra Stockholders at that time will decrease and you will experience dilution.

Preferred stock could be issued with rights and preferences that would adversely affect holders of Sierra Common Stock.

Under the terms of the Sierra Charter, the Sierra Board is authorized to issue shares of preferred stock in one or more series without Sierra Stockholder approval, which could potentially adversely affect the interests of existing Sierra Stockholders.

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If Sierra issues preferred stock, the NAV and market value of Sierra Common Stock may become more volatile.

If Sierra issues preferred stock, Sierra cannot assure you that such issuance would result in a higher yield or return to the holders of Sierra Common Stock. The issuance of preferred stock would likely cause the NAV and market value of Sierra Common Stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on Sierra’s investment portfolio, the benefit of leverage to the holders of Sierra Common Stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on Sierra’s portfolio, the leverage would result in a lower rate of return to the holders of Sierra Common Stock than if Sierra had not issued preferred stock. Any decline in the NAV of Sierra’s investments would be borne entirely by the holders of Sierra Common Stock. Therefore, if the market value of Sierra’s portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of Sierra Common Stock than if Sierra were not leveraged through the issuance of preferred stock. This greater NAV decrease would also tend to cause a greater decline in the market price for Sierra Common Stock. Sierra might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing Sierra’s ratings on the preferred stock or, in an extreme case, Sierra’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, Sierra might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, Sierra would pay (and the holders of Sierra Common Stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if Sierra’s total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of Sierra Common Stock and may at times have disproportionate influence over Sierra’s affairs.

Holders of any preferred stock Sierra might issue might have the right to elect members of the Sierra Board and class voting rights on certain matters.

Holders of any preferred stock Sierra might issue, voting separately as a single class, might have the right to elect two members of the Sierra Board at all times and in the event dividends become two full years in arrears, would have the right to elect a majority of Sierra’s directors until such arrearage is completely eliminated. In addition, preferred stockholders would have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly would be able to veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of Sierra Common Stock and preferred stock, both by the Investment Company Act and by requirements imposed by rating agencies or the terms of Sierra’s credit facilities, might impair Sierra’s ability to maintain its qualification for RIC tax treatment for U.S. federal income tax purposes. While Sierra would intend to redeem its preferred stock to the extent necessary to enable Sierra to distribute its income as required to maintain Sierra’s qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Certain provisions of the Maryland Corporation Law could deter takeover attempts.

The Sierra Bylaws exempt Sierra from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If the Sierra Board were to amend the Sierra Bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of Sierra and increase the difficulty of consummating such a transaction. Although Sierra does not presently intend to adopt such an amendment to the Sierra Bylaws, there can be no assurance that Sierra will not so amend the Sierra Bylaws at some time in the future. Sierra will not, however, amend the Sierra Bylaws to make Sierra subject to the Maryland Control Share Acquisition Act without the Sierra Board determining that doing so would not conflict with the Investment Company Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, the Sierra Board may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. The Sierra Board may also, without stockholder action, amend the Sierra Charter to increase the number of shares of stock of any class or series that Sierra has authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of Sierra Common Stock the opportunity to realize a premium over the value of Sierra Common Stock.

Investing in Sierra Common Stock involves a high degree of risk.

The investments Sierra makes in accordance with Sierra’s investment objective may result in a higher amount of risk and volatility or loss of principal than alternative investment options. Sierra’s investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in Sierra Common Stock may not be suitable for someone with lower risk tolerance.

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The NAV of Sierra Common Stock may fluctuate significantly.

The NAV and liquidity, if any, of the market for shares of Sierra Common Stock may be significantly affected by numerous factors, some of which are beyond Sierra’s control and may not be directly related to Sierra’s operating performance. These factors include:

●	significant volatility in the market price and trading volume of securities of BDCs or other companies in Sierra’s sector, which are not necessarily related to the operating performance of the companies;

●	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

●	loss of RIC or BDC status;

●	changes in earnings or variations in operating results;

●	changes in the value of Sierra’s portfolio of investments;

●	changes in accounting guidelines governing valuation of Sierra’s investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	departure of SIC Advisors or certain of its respective key personnel;

●	operating performance of companies comparable to Sierra;

●	general economic trends and other external factors; and

●	loss of a major funding source.

U.S. Federal Income Tax Risks

Sierra will be subject to corporate-level U.S. federal income tax if it is unable to qualify for the tax treatment applicable to RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, Sierra must meet the following minimum annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Consequences — U.S. Federal Income Taxation of an Investment in Sierra Common Stock — Taxation as a RIC.”

The minimum annual distribution requirement for a RIC will be satisfied if Sierra distributes to Sierra Stockholders on an annual basis at least 90% of Sierra’s “investment company taxable income,” which generally is its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any. Sierra would be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. Because Sierra may use debt financing, Sierra is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict Sierra from making distributions necessary to satisfy the distribution requirement. If Sierra is unable to obtain cash from other sources, Sierra could fail to qualify for RIC tax treatment, or could be required to retain a portion of Sierra’s income or gains, and thus become subject to corporate-level U.S. federal income tax.

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The income source requirement will be satisfied if Sierra obtains at least 90% of Sierra’s income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources. The asset diversification requirement will be satisfied if Sierra meets certain asset diversification requirements at the end of each quarter of Sierra’s taxable year. To satisfy this requirement, at least 50% of the value of Sierra’s assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of Sierra’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by Sierra and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in Sierra’s having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because most of Sierra’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If Sierra fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce Sierra’s net assets, the amount of income available for distribution, and the amount of Sierra’s distributions. Such a failure would have a material adverse effect on Sierra’s results of operations and financial conditions, and thus, Sierra Stockholders.

Sierra may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

For U.S. federal income tax purposes, Sierra may be required to recognize taxable income in circumstances in which Sierra does not receive a corresponding payment in cash. For example, if Sierra holds debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), Sierra must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by Sierra in the same taxable year. Sierra may also have to include in income other amounts that Sierra has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, Sierra may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates on the receipt of distributions or upon disposition. In certain circumstances, this could require Sierra to recognize income where Sierra does not receive a corresponding payment in cash. Sierra anticipates that a portion of Sierra’s income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, Sierra may elect to amortize market discounts and include such amounts in Sierra’s taxable income in the current year, instead of upon disposition, as an election not to do so would limit Sierra’s ability to deduct interest expenses for tax purposes.

Because any OID or other amounts accrued will be included in Sierra’s investment company taxable income for the year of the accrual, Sierra may be required to make a distribution to Sierra Stockholders in order to satisfy the annual distribution requirement, even if Sierra will not have received any corresponding cash amount. As a result, Sierra may have difficulty meeting the tax requirement to distribute at least 90% of Sierra’s net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain RIC tax treatment under the Code. Sierra may have to sell some of its investments at times and/or at prices Sierra would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If Sierra is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, Sierra may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. See “Material U.S. Federal Income Tax Consequences - U.S. Federal Income Taxation of an Investment in Sierra Common Stock – Taxation as a RIC.”

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Risks Relating to MCC

The following risk factors apply to MCC prior to closing of the Mergers and, following the completion of the Mergers, will, in most cases, apply to the Combined Company.

Certain Risks in the Current Environment

Capital markets may experience periods of disruption and instability and MCC cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on MCC’s business, financial condition and results of operations.

As a BDC, MCC must maintain its ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, MCC may be forced to curtail its business operations or it may not be able to pursue new business opportunities.

The U.S. and global capital markets experienced extreme volatility and disruption that began in mid-2007, and the U.S. economy was in recession for several consecutive calendar quarters during the same period, as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, MCC may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance MCC’s existing indebtedness and any failure to do so could have a material adverse effect on MCC’s business. The illiquidity of MCC’s investments may make it difficult for MCC to sell such investments if required. As a result, MCC may realize significantly less than the value at which it has recorded its investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of MCC’s investments and on the potential for liquidity events involving MCC’s investments. An inability to raise capital, and any required sale of MCC’s investments for liquidity purposes, could have a material adverse impact on MCC’s business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other European Union countries. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on MCC’s business and that of MCC’s portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In June 2016, the United Kingdom held a referendum in which voters approved Brexit, and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the European Union. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because of the election results in the U.K. in June 2017, there is increased uncertainty on the timing of Brexit. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact MCC’s investments.

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. MCC cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on MCC’s business, financial condition and results of operations. MCC cannot predict the duration of the effects related to these or similar events in the future on the U.S. economy and securities markets or on its investments. MCC monitors developments and seeks to manage its investments in a manner consistent with achieving its investment objective, but there can be no assurance that MCC will be successful in doing so.

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Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict MCC’s business operations and could adversely impact MCC’s results of operations and financial condition. In addition, the BDC market may be more sensitive to changes in interest rates or other factors and to the extent the BDC market trades down, MCC’s shares might likewise be affected. If the fair value of MCC’s assets declines substantially, MCC may fail to maintain the asset coverage ratios imposed upon MCC by the Investment Company Act. Any such failure would affect MCC’s ability to issue securities, including borrowings, and pay distributions, which could materially impair MCC’s business operations. MCC’s liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

Difficult market and political conditions may adversely affect MCC’s business in many ways, including by reducing the value or hampering the performance of the investments made by its funds, each of which could materially and adversely affect MCC’s business, results of operations and financial condition.

MCC’s business is materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, availability and cost of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to MCC’s taxation, taxation of MCC’s investors, the possibility of changes to tax laws in either the United States or any non-U.S. jurisdiction and regulations on asset managers), trade barriers, commodity prices, currency exchange rates and controls and national and international political circumstances (including wars, terrorist acts and security operations). These factors are outside of MCC’s control and may affect the level and volatility of asset prices and the liquidity and value of investments, and MCC may not be able to or may choose not to manage MCC’s exposure to these conditions. While market conditions have largely recovered from the unprecedented turmoil in the global capital markets and the financial services industry in late 2008 and early 2009, there have been continuing periods of volatility, some lasting longer than others. There can be no assurance that these market conditions will not repeat themselves or worsen in the future. These and other conditions in the global financial markets and the global economy may result in adverse consequences for MCC’s funds and their respective investee companies, which could restrict such funds’ investment activities and impede such funds’ ability to effectively achieve their investment objectives. In addition, because the fees MCC earns under MCC’s investment management agreements are based in part on the market value of MCC’s assets under management and in part on investment performance, if any of these factors cause a decline in MCC’s assets under management or result in non-performance of loans by investee companies, it would result in lower fees earned, which could in turn materially and adversely affect MCC’s business and results of operations.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact MCC’s liquidity, financial condition and earnings.

U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact MCC’s ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on MCC’s business, financial condition and results of operations.

In September 2018, the Federal Reserve raised the federal funds rate, which was the third such interest rate hike in 2018, to a range between 2.00% to 2.25%, and the Federal Reserve has announced its intention to continue to raise the federal funds rate over time. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact MCC’s ability to access the debt markets on favorable terms. Any continued adverse economic conditions could have a material adverse effect on MCC’s business, financial condition and results of operations.

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A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on MCC’s business, financial condition and results of operations.

Although U.S. lawmakers passed legislation to raise the federal debt ceiling until March 2019, in the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached (which is expected to occur in December 2017), the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit to the extent necessary would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations. If the U.S. government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution, another federal government shutdown may result. Such a failure or the perceived risk of such a failure, consequently, could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit MCC’s ability and the ability of MCC’s portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of MCC’s portfolio companies. Consequently, the continued uncertainty in the general economic environment and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which MCC’s portfolio companies operate, could adversely affect MCC’s business, financial condition and results of operations.

Risks Relating to MCC’s Business

MCC may suffer credit losses.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in MCC’s securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the United States and many other countries have recently experienced or are experiencing.

Because MCC uses borrowed funds to make investments or fund MCC’s business operations, MCC is exposed to risks typically associated with leverage which increase the risk of investing in MCC.

MCC has borrowed funds, including through the issuance of $89.8 million, $74.0 million and $121.3 million in aggregate principal amount of 6.125% unsecured notes due March 30, 2023 (the “2023 Notes”), 6.50% unsecured notes due January 30, 2021 (the “2021 Notes”), and Series A notes due February 27, 2024 (the “2024 Notes, and together with the 2023 Notes and the 2021 Notes, the “MCC Notes”), respectively, and SBA-guaranteed debentures to leverage MCC’s capital structure, which is generally considered a speculative investment technique. As of June 30, 2018, before netting out debt issuance costs, MCC had $150.0 million SBA-guaranteed debentures outstanding. In addition, although the MCC Revolving Credit Facility has been terminated, MCC may replace that facility with another revolving or other credit facility. As a result:

●	MCC Common Stock may be exposed to an increased risk of loss because a decrease in the value of MCC’s investments may have a greater negative impact on the value of MCC Common Stock than if MCC did not use leverage;

●	if MCC does not appropriately match the assets and liabilities of MCC’s business, adverse changes in interest rates could reduce or eliminate the incremental income MCC makes with the proceeds of any leverage;

●	MCC’s ability to pay distributions on MCC Common Stock may be restricted if MCC’s asset coverage ratio with respect to each of MCC’s outstanding senior securities representing indebtedness and MCC’s outstanding preferred shares, as defined by the Investment Company Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such distributions;

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●	any credit facility to which MCC becomes a party may be subject to periodic renewal by MCC’s lenders, whose continued participation cannot be guaranteed;

●	any credit facility to which MCC becomes a party may contain covenants restricting MCC’s operating flexibility;

●	MCC, and indirectly MCC Stockholders, bear the cost of issuing and paying interest or dividends on such securities; and

●	any convertible or exchangeable securities that MCC issues may have rights, preferences and privileges more favorable than those of MCC Common Stock.

Under the provisions of the Investment Company Act, MCC is permitted, as a BDC, to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, which MCC collectively refers to as “senior securities”, only in amounts such that MCC’s asset coverage ratio equals at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) after each issuance of senior securities.

The lack of liquidity in MCC’s investments may adversely affect MCC’s business.

MCC anticipates that its investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of MCC’s investments may make it difficult for MCC to sell such investments if the need arises. In addition, if MCC is required to liquidate all or a portion of MCC’s portfolio quickly, MCC may realize significantly less than the value at which MCC had previously recorded MCC’s investments. In addition, MCC may face other restrictions on MCC’s ability to liquidate an investment in a portfolio company to the extent that MCC or MCC Advisors has material non-public information regarding such portfolio company.

A substantial portion of MCC’s portfolio investments will be recorded at fair value as determined in good faith by or under the direction of the MCC Board and, as a result, there may be uncertainty regarding the value of MCC’s portfolio investments.

The debt and equity securities in which MCC invests for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the MCC Board. Most, if not all, of MCC’s investments (other than cash and cash equivalents) will be classified as Level 3 under ASC Topic 820 - Fair Value Measurements and Disclosures. This means that MCC’s portfolio valuations will be based on unobservable inputs and MCC’s own assumptions about how market participants would price the asset or liability in question. MCC expects that inputs into the determination of fair value of MCC’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. MCC has retained the services of independent valuation firms to review the valuation of these loans and securities. The types of factors that the MCC Board may take into account in determining the fair value of MCC’s investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, MCC’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. MCC’s NAV could be adversely affected if MCC’s determinations regarding the fair value of MCC’s investments were materially higher than the values that MCC ultimately realizes upon the disposal of such loans and securities.

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MCC is a non-diversified investment company within the meaning of the Investment Company Act, and therefore MCC is not limited with respect to the proportion of MCC’s assets that may be invested in securities of a single issuer.

MCC is classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that MCC is not limited by the Investment Company Act with respect to the proportion of MCC’s assets that MCC may invest in securities of a single issuer. MCC has not adopted any policy restricting the percentage of MCC’s assets that may be invested in a single portfolio company. To the extent that MCC assumes large positions in the securities of a small number of issuers, MCC’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. MCC may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond MCC’s asset diversification requirements under Subchapter M of the Code, MCC does not have fixed guidelines for diversification, and MCC’s investments could be concentrated in relatively few portfolio companies.

MCC’s ability to enter into transactions with MCC’s affiliates will be restricted, which may limit the scope of investments available to MCC.

MCC is prohibited under the Investment Company Act from participating in certain transactions with MCC’s affiliates without the prior approval of MCC’s independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of MCC’s outstanding voting securities will be MCC’s affiliate for purposes of the Investment Company Act, and MCC is generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of MCC’s independent directors. The Investment Company Act also prohibits certain “joint” transactions with certain of MCC’s affiliates, which could include investments in the same portfolio company, without prior approval of MCC’s independent directors and, in some cases, of the SEC. MCC is prohibited from buying or selling any security from or to any person who owns more than 25% of MCC’s voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, MCC may be prohibited from buying or selling any security (other than any security of which MCC is the issuer) from or to any portfolio company of a private equity fund managed by MCC Advisors or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to MCC.

MCC may, however, co-invest with MCC Advisors and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, MCC may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting MCC and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that MCC Advisors, acting on MCC’s behalf and on behalf of other clients, negotiates no term other than price. MCC may also co-invest with MCC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and MCC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to MCC and similar eligible accounts, as periodically determined by MCC Advisors and approved by the MCC Board, including MCC’s independent directors. The allocation policy further provides that allocations among MCC and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in MCC’s case, by MCC Advisors. It is MCC’s policy to base MCC’s determinations as to the amount of capital available for investment based on such factors as the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the MCC Board or imposed by applicable laws, rules, regulations or interpretations. MCC expects that these determinations will be made similarly for other accounts. However, MCC can offer no assurance that investment opportunities will be allocated to MCC fairly or equitably in the short-term or over time.

In addition, MCC has received an order from the SEC that permits MCC to negotiate the terms of co-investments with other funds managed by MCC Advisors or its affiliates subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between MCC’s interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, MCC will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit MCC’s ability to transact business with MCC’s officers or directors or their affiliates.

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MCC will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on MCC’s investments, the value of MCC Common Stock and MCC’s rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on MCC’s net interest income. An increase in interest rates could decrease the value of any investments MCC holds which earn fixed interest rates and also could increase MCC’s interest expense, thereby decreasing MCC’s net income. Also, an increase in interest rates available to investors could make investment in MCC Common Stock less attractive if MCC is not able to increase MCC’s dividend rate, which could reduce the value of MCC Common Stock.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by MCC that are linked to LIBOR, or how such changes could affect MCC’s results of operations or financial condition.

In the recent past, concerns have been publicized that some of the member banks surveyed by BBA in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivative positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to MCC or on MCC’s overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to MCC or on MCC’s overall financial condition or results of operations. For example, on July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to MCC or on MCC’s overall financial condition or results of operations.

Because MCC uses debt to finance MCC’s investments, changes in interest rates will affect MCC’s cost of capital and net investment income.

Because MCC borrows money to make investments, MCC’s net investment income will depend, in part, upon the difference between the rate at which MCC borrows funds and the rate at which MCC invests those funds. As a result, MCC can offer no assurance that a significant change in market interest rates will not have a material adverse effect on MCC’s net investment income in the event MCC use MCC’s existing debt to finance MCC’s investments. In periods of rising interest rates, MCC’s cost of funds will increase to the extent MCC accesses any credit facility with a floating interest rate, which could reduce MCC’s net investment income to the extent any debt investments have fixed interest rates. MCC expects that its long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. MCC may use interest rate risk management techniques in an effort to limit MCC’s exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act.

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You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to MCC’s debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to MCC Advisors.

If MCC Advisors is unable to manage MCC’s investments effectively, MCC may be unable to achieve MCC’s investment objective.

MCC’s ability to achieve its investment objective will depend on its ability to manage its business, which will depend, in turn, on the ability of MCC Advisors to identify, invest in and monitor companies that meet MCC’s investment criteria. Accomplishing this result largely will be a function of MCC Advisors’ investment process and, in conjunction with its role as MCC’s administrator, its ability to provide competent, attentive and efficient services to MCC.

MCC Advisors’ senior management team is comprised of members of the senior management team for Medley LLC, and they manage other investment funds. They may also be required to provide managerial assistance to MCC’s portfolio companies. These demands on their time may distract them or slow MCC’s rate of investment. Any failure to manage MCC’s business effectively could have a material adverse effect on MCC’s business, financial condition and results of operations.

MCC may experience fluctuations in MCC’s periodic operating results.

MCC could experience fluctuations in its periodic operating results due to a number of factors, including the interest rates payable on the debt securities MCC acquires, the default rate on such securities, the level of MCC’s expenses (including the interest rates payable on MCC’s borrowings), the dividend rates payable on preferred stock MCC issues, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which MCC encounters competition in MCC’s markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Any failure on MCC’s part to maintain its status as a BDC would reduce its operating flexibility.

If MCC fails to maintain its status as a BDC, MCC might be regulated as a closed-end investment company under the Investment Company Act, which would subject MCC to substantially more onerous regulatory restrictions under the Investment Company Act and correspondingly decrease MCC’s operating flexibility.

MCC may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

For U.S. federal income tax purposes, MCC may include in income certain amounts that it has not yet received in cash, such as OID, which may arise if MCC receives warrants in connection with the making of a loan or possibly in other circumstances, such as PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to MCC’s overall investment activities, or increases in loan balances as a result of PIK arrangements are included in income before MCC receives any corresponding cash payments. MCC also may be required to include in income certain other amounts that MCC does not receive in cash.

Since in certain cases MCC may recognize income before or without receiving cash representing such income, MCC may have difficulty meeting the tax requirement to distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain MCC’s status as a RIC. Accordingly, MCC may have to sell some of its investments at times MCC would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If MCC is not able to raise cash from other sources, MCC may fail to qualify and maintain its status as a RIC and thus become subject to corporate-level U.S. federal income tax.

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MCC may be required to pay incentive fees on income accrued, but not yet received in cash.

That part of the incentive fee payable by MCC that relates to its net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK, interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, MCC may make incentive fee payments on income accruals that MCC may not collect in the future and with respect to which MCC does not have a clawback right against MCC Advisors.

MCC may not be able to pay distributions and MCC’s distributions may not grow over time.

MCC intends to pay quarterly distributions to MCC Stockholders out of assets legally available for distribution. MCC cannot assure you that it will achieve investment results that will allow it to pay a specified level of cash distributions or year-to-year increases in cash distributions. MCC’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to MCC as a BDC could limit MCC’s ability to pay distributions. All distributions will be paid at the discretion of the MCC Board and will depend on MCC’s earnings, MCC’s financial condition, maintenance of MCC’s RIC tax treatment, compliance with applicable BDC regulations, restrictions on the payment of distributions under its credit facilities, the SBIC Subsidiary’s compliance with SBIC regulations and such other factors as the MCC Board may deem relevant from time to time. MCC cannot assure you that MCC will pay distributions to MCC Stockholders in the future.

The SBIC Subsidiary may be unable to make distributions to MCC that will enable MCC to meet or maintain RIC tax treatment, which could result in the imposition of a corporate-level U.S. federal income tax.

In order for MCC to continue to qualify for RIC tax treatment and to minimize corporate-level U.S. federal income taxes, MCC will be required to distribute substantially all of its net ordinary income and net capital gain income, including income from certain of its subsidiaries, which includes the income from the SBIC Subsidiary. MCC is partially dependent on the SBIC Subsidiary for cash distributions to enable MCC to meet the RIC distribution requirements. The SBIC Subsidiary may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to MCC that may be necessary to enable MCC to maintain its status as a RIC. MCC may have to request a waiver of the SBA’s restrictions for the SBIC Subsidiary to make certain distributions to maintain MCC’s eligibility for RIC tax treatment. MCC cannot assure you that the SBA will grant such a waiver and if the SBIC Subsidiary is unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of a corporate-level U.S. federal income tax on MCC.

Pursuant to SBA regulations, a SBIC with outstanding debenture leverage may only distribute cumulative realized profits (less unrealized losses on investments). It may not return more than 2% of its outstanding capital in any fiscal year without SBA approval. Historically, the SBA has permitted payment in excess of 2% only pursuant to an approved wind up plan filed by the SBIC Subsidiary pursuant to which SBA determines that repayment of MCC’s outstanding debentures is adequately assured.

The Mergers may require certain regulatory approvals, including that the MCC Merger is conditioned on MCC obtaining SBA approval. See “Risks Relating to the Mergers — The MCC Merger is conditioned on MCC obtaining certain approvals from the SBA for the debentures issued by the SBIC Subsidiary.”

The SBIC Subsidiary is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on MCC’s operations.

On March 26, 2013, the SBIC Subsidiary received a SBIC license from the SBA.

The SBIC license allows the SBIC Subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to SBIC Subsidiary’s assets over MCC Stockholders in the event MCC liquidates the SBIC Subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC Subsidiary upon an event of default.

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Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or any transfers of the capital stock of a licensed SBIC. If SBIC Subsidiary fails to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Any failure to comply with SBA regulations could have an adverse effect on MCC’s operations.

The Mergers may require certain regulatory approvals, including that the MCC Merger is conditioned on MCC obtaining SBA approval. See “Risks Relating to the Mergers — The MCC Merger is conditioned on MCC obtaining certain approvals from the SBA for the debentures issued by the SBIC Subsidiary.”

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $350.0 million. In June 2018, the U.S. Senate passed the Small Business Investment Opportunity Act, which the President signed into law, that amended the Small Business Investment Act of 1958 by increasing the individual leverage limit from $150 million to $175 million, subject to SBA approvals. Moreover, an SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of June 30, 2018, the SBIC Subsidiary had $150.0 million in SBA-guaranteed debentures outstanding.

Moreover, the current status of the SBIC Subsidiary as an SBIC does not automatically assure that the SBIC Subsidiary will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon the SBIC Subsidiary continuing to be in compliance with SBA regulations and policies and the availability of SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by the SBIC Subsidiary.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. The SBIC Subsidiary will need to generate sufficient cash flow to make required interest payments on the debentures. If the SBIC Subsidiary is unable to meet its financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the SBIC Subsidiary’s assets over MCC Stockholders in the event MCC liquidates the SBIC Subsidiary or the SBA exercises its remedies under such debentures as the result of a default by MCC.

The Mergers may require certain regulatory approvals, including that the MCC Merger is conditioned on MCC obtaining SBA approval. See “Risks Relating to the Mergers — The MCC Merger is conditioned on MCC obtaining certain approvals from the SBA for the debentures issued by the SBIC Subsidiary.”

The highly competitive market in which MCC operates may limit MCC’s investment opportunities.

A number of entities compete with MCC to make the types of investments that MCC makes. MCC competes with other BDCs and investment funds (including public and private funds, commercial and investment banks, commercial financing companies, other SBICs and, to the extent they provide an alternative form of financing, private equity funds). Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities has intensified in recent years and may intensify further in the future. Some of MCC’s existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than MCC does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to MCC. In addition, some of MCC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than MCC. Furthermore, many of MCC’s competitors are not subject to the regulatory restrictions and valuation requirements that the Investment Company Act imposes on MCC as a BDC and the tax consequences of qualifying as a RIC. MCC cannot assure you that the competitive pressures MCC faces will not have a material adverse effect on MCC’s business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, MCC may not be able to take advantage of attractive investment opportunities from time to time, and MCC can offer no assurance that MCC will be able to identify and make investments that are consistent with MCC’s investment objective.

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MCC does not seek to compete primarily based on the interest rates MCC offers, and MCC believes that some of MCC’s competitors make loans with interest rates that are comparable to or lower than the rates MCC offers. MCC may lose investment opportunities if MCC does not match its competitors’ pricing, terms and structure. If MCC matches its competitors’ pricing, terms and structure, MCC may experience decreased net interest income and increased risk of credit loss. A significant part of MCC’s competitive advantage stems from the fact that the market for investments in mid-sized companies is underserved by traditional commercial banks and other financial institutions. A significant increase in the number and/or size of MCC’s competitors in this target market could force MCC to accept less attractive investment terms. Furthermore, many of MCC’s competitors have greater experience operating under the regulatory restrictions of the Investment Company Act.

MCC depends upon senior management personnel of MCC Advisors for MCC’s future success, and if MCC Advisors is unable to retain qualified personnel or if MCC Advisors loses any member of its senior management team, MCC’s ability to achieve its investment objective could be significantly harmed.

MCC depends on MCC Advisors’ investment management team, which is provided by MCC Advisors, for the identification, selection, structuring, closing and monitoring of MCC’s investments. MCC’s investment management team is integral to MCC’s asset management activities and has critical industry experience and relationships that MCC will rely on to implement its business plan. MCC’s future success depends on MCC’s investment management team’s continued service to MCC Advisors. The departure of any of the members of the investment management team could have a material adverse effect on MCC’s ability to achieve its investment objective. As a result, MCC may not be able to operate MCC’s business as MCC expects, and MCC’s ability to compete could be harmed, which could cause MCC’s operating results to suffer. In addition, MCC can offer no assurance that MCC Advisors will remain MCC’s investment adviser or MCC’s administrator. Moreover, MCC also experiences competition in attracting and retaining qualified personnel, particularly investment professionals, and MCC may be unable to maintain or grow its business if it cannot attract and retain such personnel.

MCC Advisors may not be able to achieve the same or similar returns as those achieved by MCC’s senior management and investment management team while they were employed at prior positions.

The track record and achievements of the senior management and investment management team of MCC Advisors are not necessarily indicative of future results that will be achieved by MCC Advisors. As a result, MCC Advisors may not be able to achieve the same or similar returns as those achieved by MCC’s senior management and investment team while they were employed at prior positions.

Because MCC expects to distribute substantially all of MCC’s net investment income and net realized capital gains to MCC Stockholders, MCC will need additional capital to finance MCC’s growth and such capital may not be available on favorable terms or at all.

MCC has elected and qualified to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, MCC must meet certain requirements, including source-of-income, asset diversification and distribution requirements in order to not have to pay corporate-level U.S. federal income taxes on income MCC distributes to MCC Stockholders as distributions, which allows MCC to substantially reduce or eliminate MCC’s corporate-level U.S. federal income tax liability. As a BDC, MCC is generally required to meet a coverage ratio of total assets to total senior securities, which includes all of MCC’s borrowings and any preferred stock MCC may issue in the future, of at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) at the time MCC issues any debt or preferred stock. This requirement limits the amount of MCC’s leverage. Because MCC will continue to need capital to grow its investment portfolio, this limitation may prevent MCC from incurring debt or issuing preferred stock and require MCC to raise additional equity at a time when it may be disadvantageous to do so. MCC cannot assure you that debt and equity financing will be available to MCC on favorable terms, or at all, and debt financings may be restricted by the terms of any of MCC’s outstanding borrowings. In addition, as a BDC, MCC is generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to MCC, MCC could be forced to curtail or cease new lending and investment activities, and MCC’s NAV could decline.

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The MCC Board may change MCC’s investment objective, operating policies and strategies without prior notice or stockholder approval.

The MCC Board has the authority to modify or waive certain of MCC’s operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, MCC may not change the nature of MCC’s business so as to cease to be, or withdraw MCC’s election as, a BDC. MCC cannot predict the effect any changes to MCC’s current operating policies and strategies would have on MCC’s business, operating results or value of MCC’s stock. Nevertheless, the effects could adversely affect MCC’s business and impact MCC’s ability to make distributions and cause you to lose all or part of your investment.

There are significant potential conflicts of interest that could affect MCC’s investment returns.

There may be times when MCC Advisors, its senior management and investment management team, and members of its investment committee have interests that differ from those of MCC Stockholders, giving rise to a conflict of interest. In particular, certain private investment funds managed by the senior members of MCC Advisors hold controlling or minority equity interests, or have the right to acquire such equity interests, in some of MCC’s portfolio companies. As a result, the senior members of MCC Advisors may face conflicts of interest in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, the senior members of MCC Advisors may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions on MCC’s behalf with respect to these portfolio companies given that they also manage private investment funds that hold the equity interests in these portfolio companies.

There may be conflicts of interest related to obligations MCC Advisors’ senior management and investment management team and members of its investment committee have to other clients.

Senior management, the investment management team, and the investment committee of MCC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as MCC does, or of investment funds managed by MCC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in MCC’s best interests or in the best interest of MCC Stockholders. For example, members of the investment management team have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of MCC Advisors, which gives rise to conflicts of interest.

MCC’s investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of MCC Advisors currently manage private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to MCC’s strategy, and MCC may compete with these and other entities managed by affiliates of MCC Advisors for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among MCC and other investment funds or accounts advised by principals of, or affiliated with, MCC Advisors.

MCC has received an order from the SEC which permits MCC to co-invest with certain other investment funds managed by MCC Advisors or its affiliates, subject to the conditions included therein. In situations where MCC cannot co-invest with other investment funds managed by MCC Advisors or its affiliates, the investment policies and procedures of MCC Advisors generally require that such opportunities be offered to MCC and such other investment funds on an alternating basis. However, there can be no assurance that MCC will be able to participate in all investment opportunities that are suitable to MCC.

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MCC Advisors may, from time to time, possess material non-public information, limiting MCC’s investment discretion.

MCC Advisors and members of its senior management and the investment management team and the investment committee may serve as directors of, or in a similar capacity with, companies in which MCC invest, the securities of which are purchased or sold on MCC’s behalf. In the event that material nonpublic information is obtained with respect to such companies, MCC could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on MCC.

MCC’s incentive fee structure may create incentives for MCC Advisors that are not fully aligned with the interests of MCC Stockholders.

In the course of MCC’s investing activities, MCC pays management and incentive fees to MCC Advisors. These fees are based on MCC’s gross assets. As a result, investors in MCC Common Stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on MCC’s gross assets, MCC Advisors will benefit when MCC incur debt or use leverage. Additionally, under the incentive fee structure, MCC Advisors may benefit when capital gains are recognized and, because MCC Advisors determines when a holding is sold, MCC Advisors controls the timing of the recognition of such capital gains. The MCC Board is charged with protecting MCC’s interests by monitoring how MCC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve each borrowing or incurrence of leverage, MCC’s independent directors will periodically review MCC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, MCC’s independent directors will consider whether MCC’s fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MCC Advisors or its affiliates may from time to time have interests that differ from those of MCC Stockholders, giving rise to a conflict.

The part of the incentive fee payable to MCC Advisors that relates to MCC’s net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MCC Advisors to the extent that it may encourage MCC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MCC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to MCC on such securities. This risk could be increased because MCC Advisors is not obligated to reimburse MCC for any incentive fees received even if MCC subsequently incurs losses or never receive in cash the deferred income that was previously accrued.

Because MCC borrows money, the potential for loss on amounts invested in MCC will be magnified and may increase the risk of investing in MCC.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If MCC continues to use leverage to partially finance its investments, which MCC has increasingly done over the years, MCC Stockholders will experience increased risks of investing in MCC’s securities. MCC issued the MCC Notes, issued the SBA-guaranteed debentures and may issue other debt securities or enter into other types of borrowing arrangements in the future. If the value of MCC’s assets decreases, leveraging would cause MCC’s NAV to decline more sharply than it otherwise would have had MCC not used leverage. Similarly, any decrease in MCC’s income would cause net income to decline more sharply than it would have had MCC not borrowed. Such a decline could negatively affect MCC’s ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and MCC only intends to use leverage if expected returns will exceed the cost of borrowing.

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As of June 30, 2018, before netting out debt issuance costs, the MCC Revolving Credit Facility had an outstanding balance of $1.5 million, MCC had $150.0 million SBA-guaranteed debentures outstanding and $285.1 million of outstanding MCC Notes. Although the MCC Revolving Credit Facility was subsequently repaid and terminated, the MCC Notes require periodic payments of interest. The weighted average interest rate charged on MCC’s borrowings as of June 30, 2018 was 4.97% (exclusive of debt issuance costs). MCC will need to generate sufficient cash flow to make these required interest payments. In order for MCC to cover MCC’s annual interest payments on indebtedness, MCC must achieve annual returns on total assets of at least 2.16% as of June 30, 2018. If MCC is unable to meet the financial obligations under the MCC Notes, the holders thereof will have the right to declare the principal amount and accrued and unpaid interest on the outstanding MCC Notes to be due and payable immediately. If MCC is unable to meet the financial obligations under any credit facility it enters into, the lenders thereunder would likely will have a superior claim to MCC’s assets over MCC Stockholders.

MCC has received exemptive relief from the SEC to permit MCC to exclude the debt of the SBIC Subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio MCC is required to maintain under the Investment Company Act. Pursuant to such exemptive relief, MCC has the ability to incur leverage in excess of the amounts set forth in the Investment Company Act by excluding the debt of SBIC Subsidiary. If MCC incurs additional leverage in excess of the amounts set forth in the Investment Company Act, MCC’s NAV will decline more sharply if the value of MCC’s assets declines than if MCC had not incurred such additional leverage and the effects of leverage described above will be magnified. In connection with the Mergers, Sierra, MCC, MDLY, and certain of its affiliates have filed an exemptive application to, among other things, permit the Combined Company to exclude the debt of the SBIC Subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio that the Combined Company is required to maintain under the Investment Company Act. See “Risks Relating to the Mergers — “The Mergers are conditioned on Sierra, MCC, MDLY and certain of its affiliates receiving exemptive relief from the SEC.” Therefore, if the Mergers are successfully consummated, this risk factor would apply to the Combined Company.

Illustration. The following table illustrates the effect of leverage on returns from an investment in MCC Common Stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on MCC’s Portfolio(1)

(net of expenses)

	(10)%	(5)%	0%	5%	10%
Corresponding net return to common stockholder	(28.7%)	(17.5%)	(6.2%)	5.1%	16.3%

(1)	Assumes $788.8 million in total assets, $436.6 million in debt outstanding, $350.2 million in net assets, and a weighted average interest rate of 5.0%. Actual interest payments may be different.

MCC’s incentive fee may induce MCC Advisors to make certain investments, including speculative investments.

The incentive fee payable by MCC to MCC Advisors may create an incentive for MCC Advisors to make investments on MCC’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to MCC Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage MCC Advisors to use leverage or take additional risk to increase the return on MCC’s investments. The use of leverage may magnify the potential for gain or loss on amounts invested. The use of leverage is considered a speculative technique. If MCC borrows from banks or other lenders, MCC would expect that such lenders will seek recovery against MCC’s assets in the event of a default and these lenders likely will have claims on MCC’s assets that are superior to those of MCC’s equity holders. In addition, MCC Advisors receives the incentive fee based, in part, upon net capital gains realized on MCC’s investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, MCC Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in MCC’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

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MCC may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent MCC so invest, MCC will bear MCC’s ratable share of any such investment company’s expenses, including management and performance fees. MCC will also remain obligated to pay management and incentive fees to MCC Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of MCC Stockholders will bear his or her share of the management and incentive fee of MCC Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which MCC invests.

MCC may be obligated to pay its investment adviser incentive compensation even if MCC incurs a loss and may pay more than 20% of MCC’s net capital gains because MCC cannot recover payments made in previous years.

MCC Advisors will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of MCC’s net investment income for that quarter above a threshold return for that quarter. MCC’s pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that MCC may incur in the fiscal quarter, even if such capital losses result in a net loss on MCC’s statement of operations for that quarter. Thus, MCC may be required to pay MCC Advisors incentive compensation for a fiscal quarter even if there is a decline in the value of MCC’s portfolio or MCC incurs a net loss for that quarter. If MCC pays an incentive fee of 20% of MCC’s realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, MCC will not be able to recover any portion of the incentive fee previously paid.

The valuation process for certain of MCC’s portfolio holdings creates a conflict of interest.

A substantial portion of MCC’s portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, the MCC Board will determine the fair value of these securities in good faith pursuant to MCC’s valuation policy. In connection with that determination, investment professionals from MCC Advisors prepare portfolio company valuations based upon the most recent financial statements available and projected financial results of each portfolio company. In addition, certain members of the MCC Board, including Brook Taube, Seth Taube and Jeff Tonkel, have a pecuniary interest in MCC Advisors. The participation of MCC Advisors’ investment professionals in MCC’s valuation process, and the pecuniary interest in MCC Advisors by certain members of the MCC Board, could result in a conflict of interest as the management fee that MCC will pay MCC Advisors is based on MCC’s gross assets.

Other arrangements with MCC Advisors may create conflicts of interest.

MCC utilizes MCC Advisors’ office space and pay to MCC Advisors MCC’s allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the administration agreement, such as MCC’s allocable portion of the cost of MCC’s Chief Financial Officer and Chief Compliance Officer and their respective staffs. This results in conflicts of interest that the MCC Board must monitor.

The investment management agreement and administration agreement with MCC Advisors were not negotiated on an arm’s length basis and may not be as favorable to MCC as if they had been negotiated with an unaffiliated third party.

The investment management agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including fees payable to MCC Advisors, may not be as favorable to MCC as if they had been negotiated with an unaffiliated third party.

MCC’s ability to sell or otherwise exit investments in which affiliates of MCC Advisors also have an investment may be restricted.

MCC may be considered an affiliate with respect to certain of MCC’s portfolio companies. Certain private funds advised by the senior members of MCC Advisors also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that MCC’s interests in these portfolio companies may need to be restructured in the future or to the extent that MCC chooses to exit certain of these transactions, MCC’s ability to do so will be limited.

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MCC is highly dependent on information systems and systems failures could significantly disrupt MCC’s business, which may, in turn, negatively affect the market price of MCC Common Stock and MCC’s ability to pay distributions.

MCC’s business is highly dependent on MCC’s and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in MCC’s activities. MCC’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond MCC’s control and adversely affect MCC’s business. There could be:

●	sudden electrical or telecommunications outages;

●	natural disasters such as earthquakes, tornadoes and hurricanes;

●	disease pandemics;

●	events arising from local or larger scale political or social matters, including terrorist acts; and

●	cyber-attacks.

These events, in turn, could have a material adverse effect on MCC’s operating results and negatively affect the market price of MCC Common Stock and MCC’s ability to pay distributions to MCC Stockholders.

A failure of cybersecurity systems, as well as the occurrence of events unanticipated in MCC’s disaster recovery systems and management continuity planning, could impair MCC’s ability to conduct business effectively.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. MCC is subject to cybersecurity risks. Information cyber security risks have significantly increased in recent years and, while MCC has not experienced any material losses relating to cyber-attacks or other information security breaches, MCC could suffer such losses in the future. MCC’s computer systems, both internal and those provided by third-party service providers, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, MCC’s computer systems and networks, or otherwise cause interruptions or malfunctions in MCC’s operations or the operations of MCC’s customers or counterparties, which could result in significant losses or reputational damage. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect MCC’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, MCC may be required to expend significant additional resources to modify MCC’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. MCC currently does not maintain insurance coverage relating to cybersecurity risks, and MCC may be required to expend significant additional resources to modify MCC’s protective measures or to investigate and remediate vulnerabilities or other exposures, and MCC may be subject to litigation and financial losses that are not fully insured.

Third parties with which MCC does business may also be sources of cybersecurity or other technological risks. Cyber security failures or breaches by MCC Advisors and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which MCC invests, also have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with MCC’s ability to calculate its NAV, impediments to trading, the inability of MCC Stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputation damages, reimbursement of other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

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MCC outsources certain functions and these relationships allow for the storage and processing of MCC’s information, as well as customer, counterparty, employee and borrower information. While MCC engages in actions to reduce MCC’s exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

MCC’s business and operations could be negatively affected if MCC becomes subject to any securities litigation or stockholder activism, which could cause MCC to incur significant expense, hinder execution of its investment strategy and impact MCC’s stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While MCC is currently not subject to any securities litigation or stockholder activism, due to the potential volatility of MCC’s stock price and for a variety of other reasons, MCC may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and the MCC Board’s attention and resources from MCC’s business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to MCC’s future, adversely affect MCC’s relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, MCC may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, MCC’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.

Risks Relating to MCC’s Investments

MCC may not realize gains from MCC’s equity investments.

When MCC makes a debt investment, MCC may acquire warrants or other equity securities as well. In addition, MCC may invest directly in the equity securities of portfolio companies. MCC’s goal is ultimately to dispose of such equity interests and realize gains upon MCC’s disposition of such interests. However, the equity interests MCC receives may not appreciate in value and, in fact, may decline in value. Accordingly, MCC may not be able to realize gains from MCC’s equity interests, and any gains that MCC does realize on the disposition of any equity interests may not be sufficient to offset any other losses MCC experiences.

MCC’s investments are very risky and highly speculative.

MCC invests primarily in senior secured first lien term loans and senior secured second lien term loans issued by private middle-market companies.

Senior Secured Loans There is a risk that the collateral securing MCC’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, MCC’s lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that MCC will receive principal and interest payments according to the loan’s terms, or at all, or that MCC will be able to collect on the loan should MCC be forced to enforce MCC’s remedies.

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Equity Investments When MCC invests in senior secured first lien term loans or senior secured second lien term loans, MCC may receive warrants or other equity securities as well. In addition, MCC may invest directly in the equity securities of portfolio companies. The warrants or equity interests MCC receive may not appreciate in value and, in fact, may decline in value. Accordingly, MCC may not be able to realize gains from MCC’s warrants or equity interests, and any gains that MCC does realize on the disposition of any warrants or equity interests may not be sufficient to offset any other losses MCC experiences.

In addition, investing in private middle-market companies involves a number of significant risks. See “— MCC’s investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment” below.

MCC’s investments in private middle-market portfolio companies may be risky, and a MCC Stockholder could lose all or part of its investment.

Investments in private middle-market companies involve a number of significant risks. Generally, little public information exists about these companies, and MCC is required to rely on the ability of MCC’s investment management team to obtain adequate information to evaluate the potential returns from investing in these companies. If MCC is unable to uncover all material information about these companies, MCC may not make a fully informed investment decision, and MCC may lose money on MCC’s investments. Private middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that MCC holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of MCC’s realizing any guarantees MCC may have obtained in connection with MCC’s investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, private middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on MCC’s portfolio company and, in turn, on MCC. Private middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, MCC’s executive officers, directors and MCC Advisors may, in the ordinary course of business, be named as defendants in litigation arising from MCC’s investments in these types of companies.

MCC intends to invest primarily in secured debt issued by MCC’s portfolio companies. In the case of MCC’s senior secured first lien term loans, the portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with the debt securities in which MCC invests. With respect to MCC’s senior secured second lien term loans, the portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which MCC invests. In the case of debt ranking above the senior secured second lien term loans in which MCC invests, MCC would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to MCC’s investment in that portfolio company would typically be entitled to receive payment in full before MCC receives any distribution. In the case of debt ranking equally with debt securities in which MCC invests, MCC would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that MCC makes to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before MCC. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then MCC, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

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The rights MCC may have with respect to the collateral securing the loans MCC makes to MCC’s portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that MCC enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (1) the ability to cause the commencement of enforcement proceedings against the collateral; (2) the ability to control the conduct of such proceedings; (3) the approval of amendments to collateral documents; (4) releases of liens on the collateral; and (5) waivers of past defaults under collateral documents. MCC may not have the ability to control or direct such actions, even if MCC’s rights are adversely affected.

Continuation of the current decline in oil and natural gas prices for a prolonged period of time could have a material adverse effect on MCC.

As of June 30, 2018, approximately 7.0% of MCC’s portfolio at fair value is invested in energy-related businesses. A decline in oil and natural gas prices would adversely affect the credit quality of these investments. A decrease in credit quality would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect MCC’s financial position and results of operations. Should the current decline in oil and natural gas prices persist, it is likely that MCC’s energy-related portfolio companies’ abilities to satisfy financial or operating covenants imposed by MCC or other lenders will be adversely affected, thereby negatively impacting MCC’s financial condition and their ability to satisfy their debt service and other obligations to MCC. If the Mergers are successfully consummated, approximately 7.0% of the Combined Company’s portfolio at fair value will be invested in energy-related businesses on a pro forma basis as of June 30, 2018. Therefore, this risk factor would apply the Combined Company following the completion of the Mergers.

MCC’s portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

MCC’s loans to portfolio companies are prepayable at any time, and most of them at no premium to par. It is uncertain as to when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid early may reduce the achievable yield for MCC below the stated yield to maturity contained herein if the capital returned cannot be invested in transactions with equal or greater expected yields.

MCC may acquire indirect interests in loans rather than direct interests, which would subject MCC to additional risk.

MCC may make or acquire loans or investments through participation agreements. A participation agreement typically results in a contractual relationship only with the counterparty to the participation agreement and not with the borrower. MCC Advisors has adopted best execution procedures and guidelines to mitigate credit and counterparty risk when MCC acquires a loan through a participation agreement. In investing through participations, MCC will generally not have a right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and MCC may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, MCC will be exposed to the credit risk of both the borrower and the counterparty selling the participation. In the event of insolvency of the counterparty, MCC, by virtue of holding participation interests in the loan, may be treated as its general unsecured creditor. In addition, although MCC may have certain contractual rights under the loan participation that require the counterparty to obtain MCC’s consent prior to taking various actions relating to the loan, MCC cannot guarantee that the counterparty will seek such consent prior to taking various actions. Further, in investing through participation agreements, MCC may not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that MCC would otherwise conduct if MCC were investing directly in the loan, which may result in MCC being exposed to greater credit or fraud risk with respect to the borrower or the loan than MCC expected when initially purchasing the participation. See “Risk Factors — Risks Relating to MCC’s Business — There are significant potential conflicts of interest that could affect MCC’s investment returns” above.

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MCC’s failure to make follow-on investments in MCC’s portfolio companies could impair the value of MCC’s portfolio and MCC’s ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the Investment Company Act, MCC may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part MCC’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of MCC’s initial investment.

MCC has the discretion to make any follow-on investments, subject to the availability of capital resources. MCC may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. MCC’s failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and MCC’s initial investment, or may result in a missed opportunity for MCC to increase its participation in a successful operation. Even if MCC has sufficient capital to make a desired follow-on investment, MCC may elect not to make such follow-on investment because MCC may not want to increase its concentration of risk, because MCC prefers other opportunities, because MCC is inhibited by compliance with BDC requirements or because MCC desires to maintain its RIC tax status. MCC also may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of MCC’s hold interests in such companies.

MCC’s ability to invest in public companies may be limited in certain circumstances.

To maintain MCC’s status as a BDC, MCC is not permitted to acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of MCC’s total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, MCC may invest up to 30% of MCC’s portfolio in opportunistic investments which will be intended to diversify or complement the remainder of MCC’s portfolio and to enhance MCC’s returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. MCC expects that these public companies generally will have debt securities that are non-investment grade.

MCC’s investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

MCC’s investment strategy contemplates that a portion of MCC’s investments may be in securities of foreign companies. Investing in foreign companies may expose MCC to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of MCC’s investments will be denominated in U.S. dollars, MCC’s investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. MCC may employ hedging techniques to minimize these risks, but MCC can offer no assurance that MCC will, in fact, hedge currency risk or, that if MCC does, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect MCC’s profitability.

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Hedging transactions may expose MCC to additional risks.

MCC may engage in currency or interest rate hedging transactions. If MCC engages in hedging transactions, MCC may expose itself to risks associated with such transactions. MCC may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of MCC’s portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of MCC’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that MCC is not able to enter into a hedging transaction at an acceptable price.

While MCC may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if MCC had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, MCC may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent MCC from achieving the intended hedge and expose MCC to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of MCC’s investments may result in contingent liabilities.

MCC currently expects that a significant portion of MCC’s investments will involve lending directly to private companies. In connection with the disposition of an investment in private securities, MCC may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. MCC may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through MCC’s return of certain distributions previously made to MCC.

If MCC invests in the securities and obligations of distressed and bankrupt issuers, MCC might not receive interest or other payments.

MCC may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. MCC may not realize gains from its equity investments.

Risks Relating to MCC’s Operations as a BDC and RIC

Regulations governing MCC’s operation as a BDC may limit MCC’s ability to, and the way in which MCC raises additional capital, which could have a material adverse impact on MCC’s liquidity, financial condition and results of operations.

MCC’s business requires a substantial amount of capital to operate and grow. MCC may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of MCC Common Stock or from securitization transactions. MCC also may issue, through SBIC Subsidiary, additional SBA-guaranteed debentures, subject to certain restrictions. However, MCC may not be able to raise additional capital in the future on favorable terms or at all. Additionally, MCC may only issue senior securities up to the maximum amount permitted by the Investment Company Act. The Investment Company Act permits MCC to issue senior securities only in amounts such that MCC’s asset coverage, as defined in the Investment Company Act, equals at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) after such issuance or incurrence. If MCC’s assets decline in value and MCC fails to satisfy this test, MCC may be required to liquidate a portion of its investments and repay a portion of its indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on MCC’s liquidity, financial condition and results of operations.

●	Senior Securities. As a result of issuing senior securities, MCC would also be exposed to typical risks associated with leverage, including an increased risk of loss. If MCC issues preferred securities, such securities would rank “senior” to common stock in MCC’s capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of MCC Common Stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for MCC Stockholders or otherwise be in your best interest.

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●	Additional Common Stock. The MCC Board may decide to issue common stock to finance MCC’s operations rather than issuing debt or other senior securities. As a BDC, MCC is generally not able to issue MCC Common Stock at a price below NAV without first obtaining required approvals from MCC Stockholders and MCC’s independent directors. In any such case, the price at which MCC’s securities are to be issued and sold may not be less than a price that, in the determination of the MCC Board, closely approximates the market value of such securities at the relevant time. MCC may also make rights offerings to MCC Stockholders at prices per share less than the NAV per share, subject to the requirements of the Investment Company Act. If MCC raises additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, MCC Common Stock, the percentage ownership of MCC Stockholders at that time would decrease, and such stockholders may experience dilution.

Changes in the laws or regulations governing MCC’s business, or changes in the interpretations thereof, and any failure by MCC to comply with these laws or regulations, could have a material adverse effect on MCC’s business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect MCC’s operations and MCC’s cost of doing business. MCC is subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect MCC’s operations, including its loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if MCC expands its business into jurisdictions that have adopted more stringent requirements than those in which MCC currently conduct business, MCC may have to incur significant expenses in order to comply, or MCC might have to restrict MCC’s operations. In addition, if MCC does not comply with applicable laws, regulations and decisions, MCC may lose licenses needed for the conduct of MCC’s business and may be subject to civil fines and criminal penalties. In addition, any change to the SBA’s current debenture SBIC program could have a significant impact on MCC’s ability to obtain lower-cost leverage, through the SBIC Subsidiary, and therefore, MCC’s ability to compete with other finance companies.

The impact of recent financial reform legislation on MCC is uncertain.

The Dodd-Frank Act became effective on July 21, 2010. Many provisions of the Dodd-Frank Act have delayed effective dates or have required extensive rulemaking by regulatory authorities. However, the new presidential administration has announced its intention to repeal, amend, or replace certain portions of the Dodd-Frank Act and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended, or replaced, the full impact such requirements will have on MCC’s business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require MCC to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact MCC’s business, results of operations or financial condition. While MCC cannot predict what effect any changes in the laws or regulations or their interpretations would have on MCC as a result of recent financial reform legislation, these changes could be materially adverse to MCC and MCC Stockholders.

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MCC cannot predict how tax reform legislation will affect MCC, MCC’s investments, or the MCC Stockholders, and any such legislation could adversely affect MCC’s business.

Legislative or other actions relating to taxes could have a negative effect on MCC. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Department of the Treasury. In December 2017, Congress passed tax reform legislation, which the President recently signed into law. Such legislation has made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. MCC cannot predict with certainty how any changes in the tax laws might affect MCC, the MCC Stockholders, or MCC’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect MCC’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to MCC and the MCC Stockholders of such qualification, or could have other adverse consequences. MCC Stockholders are urged to consult with their tax advisors regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in MCC’s securities.

Recent legislation may allow MCC to incur additional leverage.

The Investment Company Act generally prohibits MCC from incurring indebtedness unless immediately after such borrowing MCC has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of MCC’s assets). However, the SBCA has modified the Investment Company Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to 150%, if certain requirements are met. Under the SBCA, MCC is allowed to increase MCC’s leverage capacity if MCC Stockholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If MCC receives stockholder approval, MCC would be allowed to increase its leverage capacity on the first day after such approval. Alternatively, the SBCA allows the majority of MCC’s independent directors to approve an increase in MCC’s leverage capacity, and such approval would become effective after the one-year anniversary of such proposal. In either case, MCC would be required to make certain disclosures on its website and in SEC filings regarding, among other things, the receipt of approval to increase MCC’s leverage, MCC’s leverage capacity and usage, and risks related to leverage.

As a result of the SBCA, MCC may be able to increase its leverage up to an amount that reduces MCC’s asset coverage ratio from 200% to 150%. Leverage magnifies the potential for loss on investments in MCC’s indebtedness and on invested equity capital. As MCC uses leverage to partially finance its investments, MCC Stockholders will experience increased risks of investing in MCC’s securities. If the value of MCC’s assets increases, then leveraging would cause the NAV attributable to MCC Common Stock to increase more sharply than it would have had MCC not leveraged. Conversely, if the value of MCC’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had MCC not leveraged its business. Similarly, any increase in MCC’s income in excess of interest payable on the borrowed funds would cause MCC’s net investment income to increase more than it would without the leverage, while any decrease in MCC’s income would cause net investment income to decline more sharply than it would have had MCC not borrowed. Such a decline could negatively affect MCC’s ability to pay common stock dividends, scheduled debt payments or other payments related to MCC’s securities. Leverage is generally considered a speculative investment technique.

If MCC does not invest a sufficient portion of MCC’s assets in qualifying assets, MCC could fail to qualify as a BDC, which would have a material adverse effect on MCC’s business, financial condition and results of operations.

As a BDC, MCC may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of MCC’s total assets are qualifying assets. MCC’s intent is that a substantial portion of the investments that MCC acquires will constitute qualifying assets. However, MCC may be precluded from investing in what MCC believes are attractive investments if such investments are not qualifying assets for purposes of the Investment Company Act. If MCC does not invest a sufficient portion of MCC’s assets in qualifying assets, MCC could be found to be in violation of the Investment Company Act provisions applicable to BDCs and possibly lose MCC’s status as a BDC, which would have a material adverse effect on MCC’s business, financial condition and results of operations.

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MCC will become subject to corporate-level U.S. federal income tax if MCC is unable to maintain MCC’s qualification as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

MCC has elected and qualified to be treated as a RIC under Subchapter M of the Code and intend to maintain such qualification for succeeding tax years. No assurance can be given that MCC will be able to maintain MCC’s RIC tax treatment. To obtain and maintain RIC tax treatment under the Code, MCC must meet the following annual distribution, income source and asset diversification requirements.

●	The distribution requirement for a RIC is satisfied if MCC distributes to MCC Stockholders on an annual basis at least 90% of MCC’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because MCC may use debt financing, MCC is subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict MCC from making distributions necessary to satisfy the distribution requirement. If MCC is unable to obtain cash from other sources, MCC could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

●	The income source requirement is satisfied if MCC obtains at least 90% of MCC’s income for each taxable year from dividends, interest, gains from the sale of stock or securities or similar sources.

●	The asset diversification requirement is satisfied if MCC meets certain asset diversification requirements at the end of each quarter of MCC’s taxable year. To satisfy this requirement, at least 50% of the value of MCC’s assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of MCC’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by MCC and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet those requirements may result in MCC’s having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because most of MCC’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If MCC fails to qualify for RIC tax treatment for any reason or becomes subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce MCC’s net assets, the amount of income available for distribution and the amount of MCC’s distributions. Such a failure would have a material adverse effect on MCC’s results of operations and financial conditions, and thus, MCC Stockholders.

Risks Relating to an Investment in MCC’s Securities

Investing in MCC’s securities may involve an above average degree of risk.

The investments MCC makes in accordance with MCC’s investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. MCC’s investments in portfolio companies involve higher levels of risk and, therefore, an investment in MCC’s securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including BDCs, may, at times, trade at a discount to their NAV.

Shares of closed-end investment companies, including BDCs, may, at times, trade at a discount from NAV. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that MCC’s NAV per share may decline. MCC cannot predict whether MCC Common Stock will trade at, above or below NAV.

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The market price of MCC Common Stock may fluctuate significantly.

The market price and liquidity of the market for shares of MCC Common Stock may be significantly affected by numerous factors, some of which are beyond MCC’s control and may not be directly related to MCC’s operating performance. These factors include:

●	significant volatility in the market price and trading volume of securities of BDCs or other companies in MCC’s sector, which are not necessarily related to the operating performance of the companies;

●	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to BDCs, SBICs or RICs;

●	loss of MCC’s qualification as a RIC or BDC or the SBIC Subsidiary’s status as an SBIC;

●	changes in earnings or variations in operating results;

●	changes in the value of MCC’s portfolio of investments;

●	changes in accounting guidelines governing valuation of MCC’s investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

●	departure of MCC Advisors’ or any of its affiliates’ key personnel;

●	operating performance of companies comparable to MCC;

●	general economic trends and other external factors; and

●	loss of a major funding source.

Sales of substantial amounts of MCC Common Stock in the public market may have an adverse effect on the market price of MCC Common Stock.

Sales of substantial amounts of MCC Common Stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for MCC Common Stock. If this occurs and continues, it could impair MCC’s ability to raise additional capital through the sale of securities should MCC desires to do so.

Certain provisions of the DGCL, the MCC Certificate and the MCC Bylaws could deter takeover attempts and have an adverse impact on the price of MCC Common Stock.

The DGCL, the MCC Certificate, and the MCC Bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for MCC. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of MCC Common Stock the opportunity to realize a premium over the market price of MCC Common Stock.

The NAV per share of MCC Common Stock may be diluted if MCC sells shares of MCC Common Stock in one or more offerings at prices below the then current NAV per share of MCC Common Stock or securities to subscribe for or convertible into shares of MCC Common Stock.

While MCC currently does not have the requisite stockholder approval to sell shares of MCC Common Stock at a price or prices below MCC’s then current NAV per share, MCC may seek such approval in the future. In addition, at MCC’s 2012 Annual Meeting of Stockholders, MCC received approval from MCC Stockholders to authorize MCC, with the approval of the MCC Board, to issue securities to, subscribe to, convert to, or purchase shares of MCC Common Stock in one or more offerings, subject to certain conditions as set forth in the proxy statement. Such authorization has no expiration.

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Any decision to sell shares of MCC Common Stock below its then current NAV per share or issue securities to subscribe for or convertible into shares of MCC Common Stock would be subject to the determination by the MCC Board that such issuance is in MCC’s and MCC Stockholders’ best interests.

If MCC were to sell shares of MCC Common Stock below its then current NAV per share, such sales would result in an immediate dilution to the NAV per share of MCC Common Stock. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of MCC Common Stock and a proportionately greater decrease in MCC Stockholders’ interest in MCC’s earnings and assets and their voting interest in MCC than the increase in MCC’s assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

If MCC issues warrants or securities to subscribe for or convertible into shares of MCC Common Stock, subject to certain limitations, the exercise or conversion price per share could be less than NAV per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because MCC would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the NAV per share at the time of exercise or conversion. This dilution would include reduction in NAV per share as a result of the proportionately greater decrease in MCC Stockholders’ interest in MCC’s earnings and assets and their voting interest than the increase in MCC’s assets resulting from such issuance.

Further, if MCC’s current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted. For example, if MCC sells an additional 10% of MCC’s shares of common stock at a 5% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

The MCC Notes are unsecured and therefore are effectively subordinated to any secured indebtedness MCC has currently incurred or may incur in the future.

The MCC Notes are not secured by any of MCC’s assets or any of the assets of MCC’s subsidiaries. As a result, the MCC Notes are effectively subordinated to any secured indebtedness MCC or MCC’s subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which MCC subsequently grants security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of MCC’s existing or future secured indebtedness and the secured indebtedness of MCC’s subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the MCC Notes. As of June 30, 2018, before netting out debt issuance costs, there were $150.0 million of SBA-guaranteed debentures outstanding. The indebtedness under the SBA-guaranteed debentures are, and any borrowings under future credit facilities are likely to be, effectively senior to the MCC Notes to the extent of the value of the assets securing such indebtedness.

The MCC Notes are structurally subordinated to the indebtedness and other liabilities of MCC’s subsidiaries.

The MCC Notes are obligations exclusively of MCC and not of any of MCC’s subsidiaries. None of MCC’s subsidiaries is a guarantor of the MCC Notes and the MCC Notes are not required to be guaranteed by any subsidiary MCC may acquire or create in the future. Any assets of MCC’s subsidiaries will not be directly available to satisfy the claims of MCC’s creditors, including holders of the MCC Notes. Except to the extent MCC is a creditor with recognized claims against MCC’s subsidiaries, all claims of creditors of MCC’s subsidiaries will have priority over MCC’s equity interests in such subsidiaries (and therefore the claims of MCC’s creditors, including holders of the MCC Notes) with respect to the assets of such subsidiaries. Even if MCC is recognized as a creditor of one or more of MCC’s subsidiaries, MCC’s claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to MCC’s claims. Consequently, the MCC Notes will be structurally subordinated to all indebtedness and other liabilities of any of MCC’s subsidiaries and any subsidiaries that MCC may in the future acquire or establish. Although MCC’s subsidiaries currently do not have any indebtedness outstanding, they may incur substantial indebtedness in the future, all of which would be structurally senior to the MCC Notes.

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The indenture under which the MCC Notes were issued contains limited protection for holders of the MCC Notes.

The indenture under which the MCC Notes were issued offers limited protection to holders of the MCC Notes. The terms of the indenture and the MCC Notes do not restrict MCC’s or any of MCC’s subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the MCC Notes. In particular, the terms of the indenture and the MCC Notes place no restrictions on MCC’s or MCC’s subsidiaries’ ability to:

●	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the MCC Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the MCC Notes to the extent of the values of the assets securing such debt, (3) indebtedness of MCC’s that is guaranteed by one or more of MCC’s subsidiaries and which therefore is structurally senior to the MCC Notes and (4) securities, indebtedness or obligations issued or incurred by MCC’s subsidiaries that would be senior to MCC’s equity interests in MCC’s subsidiaries and therefore rank structurally senior to the MCC Notes with respect to the assets of MCC’s subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the Investment Company Act, as modified by Section 61(a)(1) of the Investment Company Act, or any successor provisions. These provisions generally prohibit MCC from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless MCC’s asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowings;

●	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the MCC Notes, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) of the Investment Company Act, as modified by Section 61(a)(1) of the Investment Company Act, or any successor provisions. These provisions generally prohibit MCC from declaring any cash dividend or distribution upon any class of MCC’s capital stock, or purchasing any such capital stock if MCC’s asset coverage, as defined in the Investment Company Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

●	sell assets (other than certain limited restrictions on MCC’s ability to consolidate, merge or sell all or substantially all of MCC’s assets);

●	enter into transactions with affiliates;

●	create liens (including liens on the shares of MCC’s subsidiaries) or enter into sale and leaseback transactions;

●	make investments; or

●	create restrictions on the payment of dividends or other amounts to MCC from MCC’s subsidiaries.

In addition, the indenture does not require MCC to offer to purchase the MCC Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the MCC Notes generally do not protect holders of the MCC Notes in the event that MCC experiences changes (including significant adverse changes) in MCC’s financial condition, results of operations or credit ratings, as they do not require that MCC or MCC’s subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under the indenture. Any changes, while unlikely, to the financial tests in the Investment Company Act could affect the terms of the MCC Notes.

MCC’s ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the MCC Notes may have important consequences for you as a holder of the MCC Notes, including making it more difficult for MCC to satisfy MCC’s obligations with respect to the MCC Notes or negatively affecting the trading value of the MCC Notes. Other debt MCC issues or incurs in the future could contain more protections for its holders than the indenture and the MCC Notes, including additional covenants and events of default. For example, the indenture under which the MCC Notes will be issued does not contain cross-default provisions that might be contained in other credit facilities of MCC. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the MCC Notes.

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An active trading market for the MCC Notes may not develop or be sustained, which could limit the market price of the MCC Notes or your ability to sell them.

Although the MCC Notes are listed on the NYSE under the symbols “MCV,” in the case of the 2023 Notes, and “MCX,” in the case of the 2021 Notes, and listed on the TASE in the case of the 2024 Notes, MCC cannot provide any assurances that an active trading market will develop or be sustained for the MCC Notes or that you will be able to sell your MCC Notes. At various times, the MCC Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, MCC’s credit ratings, general economic conditions, MCC’s financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the MCC Notes may be harmed.

If MCC defaults on its obligations to pay its other indebtedness, MCC may not be able to make payments on the MCC Notes.

Any default under the agreements governing MCC’s indebtedness that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make MCC unable to pay principal, premium, if any, and interest on the MCC Notes and substantially decrease the market value of the MCC Notes. If MCC is unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on MCC’s indebtedness, or if MCC otherwise fails to comply with the various covenants, including financial and operating covenants, in the instruments governing MCC’s indebtedness, MCC could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the other debt MCC may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against MCC’s assets, and MCC could be forced into bankruptcy or liquidation. If MCC’s operating performance declines, MCC may in the future need to seek to obtain waivers from the required lenders under the debt that MCC may incur in the future to avoid being in default. If MCC breaches MCC’s covenants under its debt and seeks a waiver, MCC may not be able to obtain a waiver from the required lenders. If this occurs, MCC would be in default under such debt, the lenders could exercise their rights as described above, and MCC could be forced into bankruptcy or liquidation. If MCC is unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future credit facility will likely have customary cross-default provisions, if the indebtedness under the MCC Notes or under any future credit facility is accelerated, MCC may be unable to repay or finance the amounts due.

If MCC issues preferred stock, the NAV and market value of MCC Common Stock may become more volatile.

If MCC issues preferred stock, MCC cannot assure you that such issuance would result in a higher yield or return to the holders of MCC Common Stock. The issuance of preferred stock would likely cause the NAV and market value of MCC Common Stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on MCC’s investment portfolio, the benefit of leverage to the holders of MCC Common Stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on MCC’s portfolio, the leverage would result in a lower rate of return to the holders of MCC Common Stock than if MCC had not issued preferred stock. Any decline in the NAV of MCC’s investments would be borne entirely by the holders of MCC Common Stock. Therefore, if the market value of MCC’s portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of MCC Common Stock than if MCC were not leveraged through the issuance of preferred stock. This greater NAV decrease would also tend to cause a greater decline in the market price for MCC Common Stock. MCC might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing MCC’s ratings on the preferred stock or, in an extreme case, MCC’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, MCC might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, MCC would pay (and the holders of MCC Common Stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if MCC’s total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of MCC Common Stock and may at times have disproportionate influence over MCC’s affairs.

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Holders of any preferred stock MCC might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock MCC might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears, would have the right to elect a majority of MCC’s directors until such arrearage is completely eliminated. In addition, preferred stockholders would have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly would be able to veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of MCC Common Stock and preferred stock, both by the Investment Company Act and by requirements imposed by rating agencies or the terms of any credit facility to which MCC is a party, might impair MCC’s ability to maintain MCC’s qualification as a RIC for U.S. federal income tax purposes. While MCC would intend to redeem MCC’s preferred stock to the extent necessary to enable MCC to distribute MCC’s income as required to maintain MCC’s qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Risks Relating to MDLY

The following risk factors apply to MDLY prior to closing of the Mergers and, following the completion of the Mergers, will apply to the Combined Company to the extent still applicable.

Risks Relating to MDLY’s Business and Industry

Difficult market and political conditions may adversely affect MDLY’s business in many ways, including by reducing the value or hampering the performance of the investments made by MDLY’s funds, each of which could materially and adversely affect MDLY’s business, results of operations and financial condition.

MDLY’s business is materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, availability and cost of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to MDLY’s taxation, taxation of MDLY’s investors, the possibility of changes to tax laws in either the United States or any non-U.S. jurisdiction and regulations on asset managers), trade barriers, commodity prices, currency exchange rates and controls and national and international political circumstances (including wars, terrorist acts and security operations). These factors are outside of MDLY’s control and may affect the level and volatility of asset prices and the liquidity and value of investments, and MDLY may not be able to or may choose not to manage MDLY’s exposure to these conditions. Ongoing developments in the U.S. and global financial markets following the unprecedented turmoil in the global capital markets and the financial services industry in late 2008 and early 2009 continue to illustrate that the current environment is still one of uncertainty and instability for investment management business. Recently, global financial markets have experienced heightened volatility, including the June 2016 Brexit referendum in the United Kingdom in favor of exiting the EU and subsequent uncertainty regarding the timing and terms of the exit, the results of the 2016 U.S. presidential and congressional election and resulting uncertainty regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies, and, more recently, concerns over increasing interest rates (particularly short-term rates), uncertainty regarding the short- and long-term effects of tax reform in the United States and uncertainty regarding trade policies and tariffs implemented by the Trump administration. For example, in February 2018, global equity markets experienced a widespread sell-off, and bonds have also declined in value. Any of the foregoing could have a significant impact on the markets in which MDLY operates and a material adverse impact on MDLY’s business prospects and financial condition.

A number of factors have had and may continue to have an adverse impact on credit markets in particular. In addition following a sustained period of historically low interest rate levels, in the United States, short-term interest rates have risen by 90 to 120 basis points since the U.S. presidential election in November 2016 with 10 to 20 bps of such amount attributable to increases seen between January 1, 2018 and February 8, 2018. Changes in and uncertainty surrounding interest rates may have a material effect on MDLY’s business, particularly with respect to the cost and availability of financing for significant acquisition and disposition transactions. Furthermore, some of the provisions under the newly enacted tax law in the United States, Public Law No. 115-97 (the “JOBS Act”) could have a negative impact on the cost of financing and dampen the attractiveness of credit. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, foreign exchange rates, trade volume, and fiscal and economic policies, which has heightened volatility in the U.S. and global markets and could persist for an extended period.

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These and other conditions in the global financial markets and the global economy may result in adverse consequences for MDLY’s funds and their respective investee companies, which could restrict such funds’ investment activities and impede such funds’ ability to effectively achieve their investment objectives. In addition, because the fees MDLY earns under MDLY’s investment management agreements are based in part on the market value of MDLY’s assets under management and in part on investment performance, if any of these factors cause a decline in MDLY’s assets under management or result in non-performance of loans by investee companies, it would result in lower fees earned, which could in turn materially and adversely affect MDLY’s business and results of operations.

MDLY derives a substantial portion of its revenues from funds managed pursuant to advisory agreements that may be terminated or fund partnership agreements that permit fund investors to remove MDLY as the general partner.

With respect to MDLY’s permanent capital vehicles, each fund’s investment management agreement must be approved annually by such fund’s board of directors or by the vote of a majority of the stockholders and the majority of the independent members of such fund’s board of directors and, in certain cases, by its stockholders, as required by law. In addition, as required by the Investment Company Act, both MCC and Sierra have the right to terminate their respective management agreements without penalty upon 60 days’ written notice to their respective advisers. Termination of these agreements would reduce the fees MDLY earns from the relevant funds, which could have a material adverse effect on MDLY’s results of operations. For the six months ended June 30, 2018 and 2017, MDLY’s investment advisory relationships with MCC and Sierra represented approximately 28.8% and 40.9%, respectively, of MDLY’s total management fees. These investment advisory relationships also represented, in the aggregate, 64.0% of MDLY’s assets under management at June 30, 2018. There can be no assurance that MDLY’s investment management agreements with respect to MCC and Sierra will remain in place.

With respect to MDLY’s long-dated private funds, insofar as MDLY controls the general partner of such funds, the risk of termination of the investment management agreement for such funds is limited, subject to MDLY’s fiduciary or contractual duties as general partner. However, the applicable fund partnership agreements may permit the limited partners of each respective fund to remove MDLY as general partner by a majority or, in certain circumstances, a super majority vote. In addition, the partnership agreements provide for dissolution of the partnership upon certain changes of control.

MDLY’s separately managed accounts (“SMAs”) are governed by investment management agreements that may be terminated by investors at any time for cause under the applicable agreement and “cause” may include the departure of specified members of MDLY’s senior management team. Absent cause, the investment management agreements that govern MDLY’s SMAs are generally not terminable during the specified investment period or following the specified investment period, prior to the scheduled maturities or disposition of the subject assets under management.

Termination of these agreements would negatively affect the fees MDLY earns from the relevant funds, which could have a material adverse effect on MDLY’s results of operations.

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MDLY may not be able to maintain its current fee structure as a result of industry pressure from fund investors to reduce fees, which could have an adverse effect on its profit margins and results of operations.

MDLY may not be able to maintain its current fee structure as a result of industry pressure from fund investors to reduce fees. Although MDLY’s investment management fees vary among and within asset classes, historically MDLY has competed primarily on the basis of MDLY’s performance and not on the level of MDLY’s investment management fees relative to those of MDLY’s competitors. In recent years, however, there has been a general trend toward lower fees in the investment management industry. In September 2009, the Institutional Limited Partners Association published a set of Private Equity Principles (the “Principles”), which were revised in January 2011. The Principles were developed to encourage discussion between limited partners and general partners regarding private equity fund partnership terms. Certain of the Principles call for enhanced “alignment of interests” between general partners and limited partners through modifications of some of the terms of fund arrangements, including proposed guidelines for fees and performance income structures. Although MDLY has no obligation to modify any of MDLY’s fees with respect to MDLY’s existing funds, MDLY may experience pressure to do so in MDLY’s funds. More recently institutional investors have been allocating increasing amounts of capital to alternative investment strategies as well as attempting to reduce management and investment fees to external managers, whether through direct reductions, deferrals or rebates. MDLY cannot assure you that MDLY will succeed in providing investment returns and service that will allow MDLY to maintain MDLY’s current fee structure. For example, on December 3, 2015, MDLY agreed to reduce MDLY’s fees from MCC and beginning January 1, 2016, the base management fee from MCC was reduced to 1.50% on gross assets above $1 billion. In addition, MDLY reduced MDLY’s incentive fee from MCC from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle and introduced a netting mechanism and incentive fee income will be subject to a rolling three-year look back. Under no circumstances will MDLY’s recently implemented fee structure result in higher fees from MCC than fees under the current investment management agreement. Fee reductions on existing or future new business could have an adverse effect on MDLY’s profit margins and results of operations. For more information about MDLY’s fees, see “Business of MDLY — Fee Structure.”

A change of control of MDLY could result in termination of its investment advisory agreements.

Pursuant to the Investment Company Act, each of the investment advisory agreements for the BDCs that MDLY advises automatically terminates upon its deemed “assignment” and a BDC’s board and stockholders must approve a new agreement in order for MDLY to continue to act as its investment adviser. In addition, pursuant to the Advisers Act, each of MDLY’s investment advisory agreements for the separate accounts MDLY manages may not be “assigned” without the consent of the client. A sale of a controlling block of MDLY’s voting securities and certain other transactions would be deemed an “assignment” pursuant to both the Investment Company Act and the Advisers Act. Such an assignment may be deemed to occur in the event that MDLY’s pre-IPO owners dispose of enough of their interests in MDLY such that they no longer own a controlling interest in MDLY. If such a deemed assignment occurs, there can be no assurance that MDLY will be able to obtain the necessary consents from clients whose funds are managed pursuant to separate accounts or the necessary approvals from the boards and shareholders of the SEC-registered BDCs that MDLY advises. An assignment, actual or constructive, would trigger these termination and consent provisions and, unless the necessary approvals and consents are obtained, could adversely affect MDLY’s ability to continue managing client accounts, resulting in the loss of assets under management and a corresponding loss of revenue. MDLY and Sierra are seeking these consents in connection with the MDLY Merger Agreement. See “— Risks Relating to the Mergers — The inability of Sierra, MCC and/or MDLY to obtain certain third-party consents and approvals could delay or prevent the completion of the Mergers.”

The historical returns attributable to MDLY’s funds should not be considered as indicative of the future results of MDLY’s funds or of MDLY’s future results or of any returns expected on an investment in MDLY Class A Common Stock.

The historical performance of MDLY’s funds is relevant to MDLY primarily insofar as it is indicative of fees MDLY has earned in the past and may earn in the future and MDLY’s reputation and ability to raise new funds. The historical and potential returns of the funds MDLY advises are not, however, directly linked to returns on MDLY Class A Common Stock. Therefore, you should not conclude that positive performance of the funds MDLY advises will necessarily result in positive returns on an investment in MDLY Class A Common Stock. However, poor performance of the funds MDLY advises could cause a decline in MDLY’s revenues and could therefore have a negative effect on MDLY’s operating results and returns on MDLY Class A Common Stock. An investment in MDLY Class A Common Stock is not an investment in any of MDLY’s funds. Also, there is no assurance that projections in respect of MDLY’s funds or unrealized valuations will be realized.

Moreover, the historical returns of MDLY’s funds should not be considered indicative of the future returns of these funds or from any future funds MDLY may raise, in part because:

●	market conditions during previous periods may have been significantly more favorable for generating positive performance than the market conditions MDLY may experience in the future;

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●	MDLY’s funds’ rates of returns, which are calculated on the basis of NAV of the funds’ investments, including unrealized gains, which may never be realized;

●	MDLY’s funds’ returns have previously benefited from investment opportunities and general market conditions that may not recur, and MDLY’s funds may not be able to achieve the same returns or profitable investment opportunities or deploy capital as quickly;

●	the historical returns that MDLY presents in this Joint Proxy Statement/Prospectus derive largely from the performance of MDLY’s earlier funds, whereas future fund returns will depend increasingly on the performance of MDLY’s newer funds or funds not yet formed, which may have little or no realized investment track record;

●	you will not benefit from any value that was created in MDLY’s funds prior to MDLY’s becoming a public company if such value was previously realized;

●	in recent years, there has been increased competition for investment opportunities resulting from the increased amount of capital invested in alternative funds and high liquidity in debt markets, and the increased competition for investments may reduce MDLY’s returns in the future; and

●	MDLY’s newly established funds may generate lower returns during the period that they take to deploy their capital.

 The future internal rate of return for any current or future fund may vary considerably from the historical internal rate of return generated by any particular fund, or for MDLY’s funds as a whole. Future returns will also be affected by the risks described in this Joint Proxy Statement/Prospectus, including risks of the industries and business in which a particular fund invests.

If MDLY is unable to consummate or successfully integrate development opportunities, acquisitions or joint ventures, MDLY may not be able to implement MDLY’s growth strategy successfully.

MDLY’s growth strategy may include the selective development or acquisition of other asset management businesses, advisory businesses or other businesses or financial products complementary to MDLY’s business where MDLY thinks it can add substantial value or generate substantial returns. The success of this strategy will depend on, among other things: (a) the availability of suitable opportunities, (b) the level of competition from other companies that may have greater financial resources, (c) MDLY’s ability to value potential development or acquisition opportunities accurately and negotiate acceptable terms for those opportunities, (d) MDLY’s ability to obtain requisite approvals and licenses from the relevant governmental authorities and to comply with applicable laws and regulations without incurring undue costs and delays, (e) MDLY’s ability to identify and enter into mutually beneficial relationships with venture partners and (f) MDLY’s ability to properly manage conflicts of interest. Moreover, even if MDLY is able to identify and successfully complete an acquisition, MDLY may encounter unexpected difficulties or incur unexpected costs associated with integrating and overseeing the operations of the new business or activities. If MDLY is not successful in implementing MDLY’s growth strategy, MDLY’s business, results of operations and the market price for MDLY Class A Common Stock may be adversely affected.

MDLY depends on third-party distribution sources to market MDLY’s investment strategies.

MDLY’s ability to grow MDLY’s assets under management, particularly with respect to MDLY’s BDCs, is dependent on access to third-party intermediaries, including investment banks, broker dealers and registered investment advisers. MDLY cannot assure you that these intermediaries will continue to be accessible to MDLY on commercially reasonable terms, or at all. In addition, pension fund consultants may review and evaluate MDLY’s institutional products and MDLY’s firm from time to time. Poor reviews or evaluations of either a particular product, or of MDLY, may result in institutional client withdrawals or may impair MDLY’s ability to attract new assets through these consultants.

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An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

MDLY’s funds have historically invested primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that private companies:

●	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

●	may have limited financial resources and may be unable to meet their obligations under debt that MDLY holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of MDLY realizing any guarantees MDLY may have obtained in connection with MDLY’s investment;

●	may have shorter operating histories, narrower product lines and smaller market shares than larger business, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on MDLY’s investee company and, in turn, on MDLY; and

●	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing business with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, MDLY’s executive officers, directors or employees may, in the ordinary course of business, be named as defendants in litigation arising from MDLY’s funds’ investments in investee companies.

Finally, limited public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. MDLY must therefore rely on the ability of MDLY’s funds’ advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If MDLY is unable to uncover all material information about these companies, MDLY’s funds may lose money on such investments.

MDLY’s funds’ investments in investee companies may be risky, and MDLY’s funds could lose all or part of their investments.

MDLY’s funds pursue strategies focused on investing primarily in the debt of privately owned U.S. companies.

Senior Secured Debt and Second Lien Secured Debt. When MDLY’s funds invest in senior secured term debt and second lien secured debt, MDLY’s funds will generally take a security interest in the available assets of these investee companies, including the equity interests of their subsidiaries. There is a risk that the collateral securing such investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the investee company to raise additional capital. Also, in some circumstances, MDLY’s security interest could be subordinated to claims of other creditors. In addition, deterioration in an investee company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Consequently, the fact that debt is secured does not guarantee that MDLY will receive principal and interest payments according to the investment terms, or at all, or that MDLY will be able to collect on the investment should MDLY be forced to enforce its remedies.

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Senior Unsecured Debt. MDLY’s funds may also make unsecured debt investments in investee companies, meaning that such investments will not benefit from any interest in collateral of such companies.

Subordinated Debt. MDLY’s subordinated debt investments will generally be subordinated to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect MDLY’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject MDLY’s funds to non-cash income. Since the applicable fund would not receive any principal repayments prior to the maturity of some of MDLY’s subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. Certain of MDLY’s funds make selected equity investments. In addition, when MDLY’s funds invest in senior and subordinated debt, they may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. MDLY’s goal is ultimately to dispose of these equity interests and realize gains upon MDLY’s disposition of such interests. However, the equity interests MDLY’s funds receive may not appreciate in value and, in fact, may decline in value. Accordingly, MDLY’s funds may not be able to realize gains from such equity interests, and any gains that MDLY’s funds do realize on the disposition of any equity interests may not be sufficient to offset any other losses MDLY’s funds experience.

Most loans in which MDLY’s funds invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Loans rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. From time to time, MDLY’s funds, in the past, and may in the future, lose some or all of their investment in an investee company.

Prepayments of debt investments by MDLY’s investee companies could adversely impact MDLY’s results of operations.

MDLY is subject to the risk that the investments MDLY’s funds make in investee companies may be repaid prior to maturity. When this occurs, MDLY’s BDCs will generally use such proceeds to reduce their existing borrowings and MDLY’s private funds will generally return such capital to its investors, which capital may be recalled at a later date pursuant to such fund’s governing documents. With respect to MDLY’s SMAs, if such event occurs after the investment period, such capital will be returned to investors. Any future investment in a new investee company may also be at lower yields than the debt that was repaid. As a result, the results of operations of the affected fund could be materially adversely affected if one or more investee companies elect to prepay amounts owed to such fund, which could in turn have a material adverse effect on MDLY’s results of operations.

MDLY’s funds’ investee companies may incur debt that ranks equally with, or senior to, MDLY’s funds’ investments in such companies.

MDLY’s funds pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies. MDLY’s funds’ investee companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which MDLY’s funds invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which MDLY is entitled to receive payments with respect to the debt instruments in which MDLY’s funds invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an investee company, holders of debt instruments ranking senior to MDLY’s funds’ investment in that investee company would typically be entitled to receive payment in full before MDLY receives any distribution. After repaying such senior creditors, such investee company may not have any remaining assets to use for repaying its obligation to MDLY’s funds. In the case of debt ranking equally with debt instruments in which MDLY’s funds invest, MDLY’s funds would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant investee company.

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Subordinated liens on collateral securing loans that MDLY’s funds make to their investee companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and MDLY’s funds.

Certain debt investments that MDLY’s funds make in investee companies are secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the investee company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before MDLY’s funds. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then MDLY’s funds, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the investee company’s remaining assets, if any.

MDLY’s funds may also make unsecured debt investments in investee companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such investee companies’ collateral, if any, will secure the investee company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the investee company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before MDLY. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy MDLY’s unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then MDLY’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the investee company’s remaining assets, if any.

The rights MDLY’s funds may have with respect to the collateral securing the debt investments MDLY’s funds make in their investee companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that MDLY’s funds enter into with the holders of senior secured debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the discretion of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. MDLY’s funds may not have the ability to control or direct such actions, even if their rights are adversely affected.

There may be circumstances where MDLY’s funds’ debt investments could be subordinated to claims of other creditors or MDLY’s funds could be subject to lender liability claims.

If one of MDLY’s investee companies were to go bankrupt, depending on the facts and circumstances, including the extent to which MDLY’s funds actually provided managerial assistance to that investee company or a representative of MDLY sat on the board of directors of such investee company, a bankruptcy court might recharacterize MDLY’s funds’ debt investment and subordinate all or a portion of MDLY’s funds’ claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, MDLY’s funds’ legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that MDLY or MDLY’s funds could become subject to a lender’s liability claim, including as a result of actions taken if MDLY or MDLY’s funds render significant managerial assistance to, or exercise control or influence over the board of directors of, the borrower.

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MDLY’s funds may not have the resources or ability to make additional investments in MDLY’s investee companies.

After an initial investment in an investee company, MDLY’s funds may be called upon from time to time to provide additional funds to such company or have the opportunity to increase their investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that the applicable fund will make, or will have sufficient resources to make, follow-on investments. Even if such fund has sufficient capital to make a desired follow-on investment, MDLY may elect not to make a follow-on investment because MDLY may not want to increase MDLY’s level of risk, MDLY prefers other opportunities or MDLY is limited in its ability to do so by compliance with BDC requirements or maintaining RIC tax treatment, if applicable. Any decisions not to make a follow-on investment or any inability on MDLY’s part to make such an investment may have a negative impact on an investee company in need of such an investment, may result in a missed opportunity for MDLY to increase MDLY’s participation in a successful operation or may reduce the expected return on the investment.

Economic recessions or downturns could impair MDLY’s investee companies and harm MDLY’s operating results.

Many of MDLY’s investee companies are susceptible to economic slowdowns or recessions and may be unable to repay MDLY’s funds’ debt investments during these periods. Therefore, MDLY’s funds’ non-performing assets are likely to increase, and the value of MDLY’s funds’ portfolios are likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing MDLY’s senior secured or second lien secured debt. A severe recession may further decrease the value of such collateral and result in losses of value in such portfolios. Unfavorable economic conditions also could increase MDLY’s funding costs, limit MDLY’s access to the capital markets or result in a decision by lenders not to extend credit to MDLY on terms MDLY deems acceptable. Occurrence of any of these events could materially and adversely affect MDLY’s business and results of operations.

A covenant breach by MDLY’s investee companies may harm MDLY’s operating results.

An investee company’s failure to satisfy financial or operating covenants imposed by MDLY or other lenders could lead to defaults and, potentially, termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize an investee company’s ability to meet its obligations under the debt or equity instruments that MDLY’s funds hold. MDLY’s funds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting investee company. To the extent MDLY’s funds incur additional costs and/or do not recover their investments in investee companies, MDLY may earn reduced management and incentive fees, which may adversely affect MDLY’s results of operations.

The investment management business is competitive.

The investment management business is competitive, with competition based on a variety of factors, including investment performance, business relationships, quality of service provided to investors, investor liquidity and willingness to invest, fund terms (including fees), brand recognition and business reputation. MDLY competes for investors with a number of other investment managers, public and private funds, BDCs, SBICs and others. Numerous factors increase MDLY’s competitive risks, including:

●	a number of MDLY’s competitors have greater financial, technical, marketing and other resources and more personnel than MDLY does;

●	some of MDLY’s funds may not perform as well as competitors’ funds or other available investment products;

●	several of MDLY’s competitors have raised significant amounts of capital, and many of them have similar investment objectives to MDLY’s, which may create additional competition for investment opportunities and may reduce the size and duration of pricing inefficiencies that otherwise could be exploited;

●	some of MDLY’s competitors may have a lower cost of capital and access to funding sources that are not available to MDLY, which may create competitive disadvantages for MDLY with respect to MDLY’s funds;

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●	some of MDLY’s competitors may be subject to less regulation and, accordingly, may have more flexibility to undertake and execute certain business or investments than MDLY does and/or bear less compliance expense than MDLY does;

●	some of MDLY’s competitors may have more flexibility than MDLY has in raising certain types of funds under the investment management contracts they have negotiated with their investors;

●	some of MDLY’s competitors may have better expertise or be regarded by investors as having better expertise in a specific asset class or geographic region than MDLY does; and

●	other industry participants may, from time to time, seek to recruit MDLY’s investment professionals and other employees away from MDLY.

In addition, the attractiveness of MDLY’s funds relative to investments in other investment products could decrease depending on economic conditions. This competitive pressure could adversely affect MDLY’s ability to make successful investments and limit MDLY’s ability to raise future funds, either of which would adversely impact MDLY’s business, results of operations and financial condition.

MDLY’s funds operate in a competitive market for lending that has recently intensified, and competition may limit MDLY’s funds’ ability to originate or acquire desirable loans and investments and could also affect the yields of these assets and have a material adverse effect on MDLY’s business, results of operations and financial condition.

MDLY’s funds operate in a competitive market for lending that has recently intensified. MDLY’s profitability depends, in large part, on MDLY’s funds’ ability to originate or acquire credit investments on attractive terms. In originating or acquiring MDLY’s target credit investments, MDLY competes with a variety of institutional lenders and investors, including specialty finance companies, public and private funds, commercial and investment banks, BDCs, SBICs, REITs, commercial finance and insurance companies and others. Some competitors may have a lower cost of funds and access to funding sources that are not available to MDLY, such as the U.S. government. Many of MDLY’s competitors or their funds are not subject to the operating constraints associated with qualifying as a RIC under Subchapter M of the Code or compliance with the Investment Company Act. In addition, some of MDLY’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, offer more attractive pricing, transaction structures, covenants or other terms and establish more relationships than MDLY. Furthermore, competition for originations of and investments in MDLY’s target assets may lead to the yields of such assets decreasing, which may further limit MDLY’s ability to generate satisfactory returns. Also, as a result of this competition, desirable loans and investments may be limited in the future and MDLY’s funds may not be able to take advantage of attractive lending and investment opportunities from time to time, thereby limiting their ability to identify and originate loans or make investments that are consistent with their investment objectives. MDLY cannot assure you that the competitive pressures MDLY’s funds face will not have a material adverse effect on MDLY’s business, results of operations and financial condition.

Dependence on leverage by certain of MDLY’s funds and by MDLY’s funds’ investee companies subjects MDLY to volatility and contractions in the debt financing markets and could adversely affect MDLY’s ability to achieve attractive rates of return on those investments.

MCC, Sierra and MDLY’s funds’ investee companies rely on the use of leverage, and MDLY’s ability to achieve attractive rates of return on investments will depend on MDLY’s ability to access sufficient sources of indebtedness at attractive rates. While MDLY’s permanent capital vehicles, MCC and Sierra, are MDLY’s only funds that currently rely on the use of leverage, certain of MDLY’s other funds may in the future rely on the use of leverage. If MDLY’s funds or the companies in which MDLY’s funds invest raise capital in the structured credit, leveraged loan and high yield bond markets, the results of their operations may suffer if such markets experience dislocations, contractions or volatility. Any such events could adversely impact the availability of credit to business generally and could lead to an overall weakening of the U.S. and global economies. Any economic downturn could adversely affect the financial resources of MDLY’s funds and their investments (in particular those investments that depend on credit from third parties or that otherwise participate in the credit markets) and their ability to make principal and interest payments on, or refinance, outstanding debt when due. Moreover, these events could affect the terms of available debt financing with, for example, higher rates, higher equity requirements and/or more restrictive covenants.

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The absence of available sources of sufficient debt financing for extended periods of time or an increase in either the general levels of interest rates or in the risk spread demanded by sources of indebtedness would make it more expensive to finance those investments. Certain investments may also be financed through borrowings on fund-level debt facilities, which may or may not be available for a refinancing at the end of their respective terms. Finally, the interest payments on the indebtedness used to finance MDLY’s funds’ investments are generally deductible expenses for income tax purposes, subject to limitations under applicable tax law and policy. Any change in such tax law or policy to eliminate or substantially limit these income tax deductions, as has been discussed from time to time in various jurisdictions, would reduce the after-tax rates of return on the affected investments, which may have an adverse impact on MDLY’s business and financial results.

Similarly, MDLY’s funds’ investee companies regularly utilize the corporate debt markets to obtain additional financing for their operations. MDLY’s investee companies are typically highly leveraged. Those that have credit ratings are typically non-investment grade and those that do not have credit ratings would likely be non-investment grade if they were rated. If the credit markets render such financing difficult to obtain or more expensive, this may negatively impact the operating performance of those investee companies and, therefore, the investment returns of MDLY’s funds. In addition, if the markets make it difficult or impossible to refinance debt that is maturing in the near term, some of MDLY’s investee companies may be unable to repay such debt at maturity and may be forced to sell assets, undergo a recapitalization or seek bankruptcy protection. Any of the foregoing circumstances could have a material adverse effect on MDLY’s business, results of operations and financial condition.

MDLY’s funds may choose to use leverage as part of their respective investment programs. As of June 30, 2018, MCC and Sierra were MDLY’s only funds that relied on leverage. As of June 30, 2018, MCC had a NAV of $350.2 million, $788.8 million of assets under management and an asset coverage ratio of 222.2%. As of June 30, 2018, Sierra had a NAV of $704.0 million, $1.2 billion of assets under management and an asset coverage ratio of 238.5%. The use of leverage poses a significant degree of risk and enhances the possibility of a significant loss to investors. A fund may borrow money from time to time to make investments or may enter into derivative transactions with counterparties that have embedded leverage. The interest expense and other costs incurred in connection with such borrowing may not be recovered by returns on such investments and may be lost, and the timing and magnitude of such losses may be accelerated or exacerbated, in the event of a decline in the market value of such investments. Gains realized with borrowed funds may cause the fund’s NAV to increase at a faster rate than would be the case without borrowings. However, if investment results fail to cover the cost of borrowings, the fund’s NAV could also decrease faster than if there had been no borrowings. In addition, as BDCs registered under the Investment Company Act, MCC and Sierra are each permitted to issue senior securities in amounts such that its asset coverage ratio equals at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) after each issuance of senior securities. Each of MCC’s and Sierra’s ability to pay dividends will be restricted if its asset coverage ratio falls below at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) and any amounts that it uses to service its indebtedness are not available for dividends to its common stockholders. An increase in interest rates could also decrease the value of fixed-rate debt investments that MDLY’s funds make. Any of the foregoing circumstances could have a material adverse effect on MDLY’s business, results of operations and financial condition.

Some of MDLY’s funds may invest in companies that are highly leveraged, which may increase the risk of loss associated with those investments.

Some of MDLY’s funds may invest in companies whose capital structures involve significant leverage. For example, in many non-distressed private equity investments, indebtedness may be as much as 75% or more of an investee company’s total debt and equity capitalization, including debt that may be incurred in connection with the investment, whether incurred at or above the investment-level entity. In distressed situations, indebtedness may exceed 100% or more of an investee company’s capitalization. Additionally, the debt positions originated or acquired by MDLY’s funds may be the most junior in what could be a complex capital structure, and thus subject MDLY to the greatest risk of loss.

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Investments in highly leveraged entities are also inherently more sensitive to declines in revenues, increases in expenses and interest rates and adverse economic, market and industry developments. In a rising interest rate environment, there may be an increase in the risk of loss associated with investing in highly leveraged companies.

Furthermore, the incurrence of a significant amount of indebtedness by an entity could, among other things:

●	subject the entity to a number of restrictive covenants, terms and conditions, any violation of which could be viewed by creditors as an event of default and could materially impact MDLY’s funds’ ability to realize value from the investment;

●	allow even moderate reductions in operating cash flow to render the entity unable to service its indebtedness, leading to a bankruptcy or other reorganization of the entity and a loss of part or all of MDLY’s funds’ equity investment in it;

●	give rise to an obligation to make mandatory prepayments of debt using excess cash flow, which might limit the entity’s ability to respond to changing industry conditions if additional cash is needed for the response, to make unplanned but necessary capital expenditures or to take advantage of growth opportunities;

●	limit the entity’s ability to adjust to changing market conditions, thereby placing it at a competitive disadvantage compared to its competitors that have relatively less debt;

●	limit the entity’s ability to engage in strategic acquisitions that might be necessary to generate attractive returns or further growth; and

●	limit the entity’s ability to obtain additional financing or increase the cost of obtaining such financing, including for capital expenditures, working capital or other general corporate purposes.

As a result, the risk of loss associated with a leveraged entity is generally greater than for companies with comparatively less debt. For example, a number of investments consummated by private equity sponsors during 2005, 2006 and 2007 that utilized significant amounts of leverage subsequently experienced severe economic stress and, in certain cases, defaulted on their debt obligations due to a decrease in revenues and cash flows precipitated by the subsequent economic downturn during 2008 and 2009.

MDLY generally does not control the business operations of MDLY’s investee companies and, due to the illiquid nature of MDLY’s investments, may not be able to dispose of such investments.

Investments by MDLY’s funds generally consist of debt instruments and equity securities of companies that MDLY does not control. MDLY does not expect to control most of MDLY’s investee companies, even though MDLY may have board representation or board observation rights, and MDLY’s debt agreements may impose certain restrictive covenants on MDLY’s borrowers. As a result, MDLY is subject to the risk that an investee company in which MDLY’s funds invest may make business decisions with which MDLY disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve MDLY’s interests as debt investors. Due to the lack of liquidity for MDLY’s investments in private companies, MDLY may not be able to dispose of MDLY’s interests in MDLY’s investee companies as readily as MDLY would like or at an appropriate valuation. As a result, an investee company may make decisions that could decrease the value of MDLY’s investment holdings.

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A substantial portion of MDLY’s investments may be recorded at fair value as determined in good faith by or under the direction of MDLY’s respective funds’ boards of directors or similar bodies and, as a result, there may be uncertainty regarding the value of MDLY’s funds’ investments.

The debt and equity instruments in which MDLY’s funds invest for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of such fund’s board of directors or similar body. Most, if not all, of MDLY’s funds’ investments (other than cash and cash equivalents) are classified as Level III under ASC Topic 820 - Fair Value Measurements and Disclosures. This means that MDLY’s funds’ portfolio valuations will be based on unobservable inputs and MDLY’s funds’ assumptions about how market participants would price the asset or liability in question. MDLY expects that inputs into the determination of fair value of MDLY’s funds’ portfolio investments will require significant management judgment or estimation. Even if observable market data were available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. MDLY’s funds retain the services of an independent service provider to review the valuation of these loans and securities.

The types of factors that the board of directors, general partner or similar body may take into account in determining the fair value of a fund’s investments generally include, as appropriate, comparisons to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of an investee company, the nature and realizable value of any collateral, the investee company’s ability to make payments and its earnings and discounted cash flow, the markets in which the investee company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, MDLY’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. MDLY’s funds’ NAV could be adversely affected if determinations regarding the fair value of such funds’ investments were materially higher than the values that such funds’ ultimately realize upon the disposal of such loans and securities.

MDLY may need to pay “clawback” obligations if and when they are triggered under the governing agreements with respect to certain of MDLY’s funds and SMAs.

Generally, if at the termination of a fund (and sometimes at interim points in the life of a fund), the fund has not achieved investment returns that (in most cases) exceed the preferred return threshold or (in all cases) the general partner receives net profits over the life of the fund in excess of its allocable share under the applicable partnership agreement, MDLY will be obligated to repay an amount equal to the extent to which carried interest that was previously distributed to MDLY exceeds the amounts to which MDLY is ultimately entitled. These repayment obligations may correspond to amounts previously distributed to MDLY’s senior professionals prior to MDLY’s IPO, with respect to which holders of MDLY Class A Common Stock did not receive any benefit. This obligation is known as a “clawback” obligation. Medley LLC had not received any distributions of performance fees through June 30, 2018, other than tax distributions, a portion of which is subject to clawback. As of June 30, 2018, MDLY recorded a $7.2 million clawback obligation that would need to be paid if the funds were liquidated at fair value as of the end of the reporting period. Had MDLY assumed all existing investments were worthless as of June 30, 2018, there would be no additional amounts subject to clawback.

Although a clawback obligation is several to each person who received a distribution, and not a joint obligation, the governing agreements of MDLY’s funds generally provide that, if a recipient does not fund his or her respective share, MDLY may have to fund such additional amounts beyond the amount of carried interest MDLY retained, although MDLY generally will retain the right to pursue remedies against those carried interest recipients who fail to fund their obligations. MDLY may need to use or reserve cash to repay such clawback obligations instead of using the cash for other purposes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MDLY - Contingent Obligations.”

MDLY’s funds may face risks relating to undiversified investments.

While diversification is generally an objective of MDLY’s funds, there can be no assurance as to the degree of diversification, if any, that will be achieved in any fund investments. Difficult market conditions or slowdowns affecting a particular asset class, geographic region or other category of investment could have a significant adverse impact on a fund if its investments are concentrated in that area, which would result in lower investment returns. This lack of diversification may expose a fund to losses disproportionate to economic conditions or market declines in general if there are disproportionately greater adverse movements in the particular investments. If a fund holds investments concentrated in a particular issuer, security, asset class or geographic region, such fund may be more susceptible than a more widely diversified investment portfolio to the negative consequences of a single corporate, economic, political or regulatory event. Accordingly, a lack of diversification on the part of a fund could adversely affect a fund’s performance and, as a result, MDLY’s results of operations and financial condition.

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Third-party investors in MDLY’s private funds may not satisfy their contractual obligation to fund capital calls when requested, which could adversely affect a fund’s operations and performance.

Investors in MDLY’s private funds make capital commitments to those funds that MDLY is entitled to call from those investors at any time during prescribed periods. MDLY depends on investors fulfilling and honoring their commitments when MDLY calls capital from them for those funds to consummate investments and otherwise pay their obligations when due. Any investor that did not fund a capital call would be subject to several possible penalties, including having a meaningful amount of its existing investment forfeited in that fund. However, the impact of the penalty is directly correlated to the amount of capital previously invested by the investor in the fund and if an investor has invested little or no capital, for instance early in the life of the fund, then the forfeiture penalty may not be as meaningful. Investors may also negotiate for lesser or reduced penalties at the outset of the fund, thereby limiting MDLY’s ability to enforce the funding of a capital call. Third-party investors in private funds often use distributions from prior investments to meet future capital calls. In cases where valuations of existing investments fall and the pace of distributions slows, investors may be unable to make new commitments to third-party managed investment funds such as those advised by MDLY. A failure of investors to honor a significant amount of capital calls for any particular fund or funds could have a material adverse effect on the operation and performance of those funds.

MDLY’s funds may be forced to dispose of investments at a disadvantageous time.

MDLY’s funds may make investments that they do not advantageously dispose of prior to the date the applicable fund is dissolved, either by expiration of such fund’s term or otherwise. Although MDLY generally expects that investments will be disposed of prior to dissolution or be suitable for in-kind distribution at dissolution, and the general partners of the funds have only a limited ability to extend the term of the fund with the consent of fund investors or the advisory board of the fund, as applicable, MDLY’s funds may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of dissolution. This would result in a lower than expected return on the investments and, perhaps, on the fund itself.

Hedging strategies may adversely affect the returns on MDLY’s funds’ investments.

When managing MDLY’s exposure to market risks, MDLY may (on MDLY’s own behalf or on behalf of MDLY’s funds) from time to time use forward contracts, options, swaps (including total return swaps), caps, collars, floors, foreign currency forward contracts, currency swap agreements, currency option contracts or other strategies. The success of any hedging or other derivative transactions generally will depend on MDLY’s ability to correctly predict market or foreign exchange changes, the degree of correlation between price movements of a derivative instrument and the position being hedged, the creditworthiness of the counterparty and other factors. As a result, while MDLY may enter into a transaction to reduce MDLY’s or a fund’s exposure to market risks, the transaction may result in poorer overall investment performance than if it had not been executed. Such transactions may also limit the opportunity for gain if the value of a hedged position increases.

While such hedging arrangements may reduce certain risks, such arrangements themselves may entail certain other risks. These arrangements may require the posting of cash collateral at a time when MDLY or a fund has insufficient cash or illiquid assets such that the posting of the cash is either impossible or requires the sale of assets at prices that do not reflect their underlying value. Moreover, these hedging arrangements may generate significant transaction costs, including potential tax costs, that may reduce the returns generated by a fund. Finally, the CFTC has made several public statements that it may soon issue a proposal for certain foreign exchange products to be subject to mandatory clearing, which could increase the cost of entering into currency hedges.

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MDLY’s business depends in large part on MDLY’s ability to raise capital from investors. If MDLY were unable to raise such capital, MDLY would be unable to collect management fees or deploy such capital into investments, which would materially and adversely affect MDLY’s business, results of operations and financial condition.

MDLY’s ability to raise capital from investors depends on a number of factors, including many that are outside MDLY’s control. Investors may downsize their investment allocations to credit focused private funds or BDCs or to rebalance a disproportionate weighting of their overall investment portfolio among asset classes. Poor performance of MDLY’s funds could also make it more difficult for MDLY to raise new capital. MDLY’s investors and potential investors continually assess MDLY’s funds’ performance independently and relative to market benchmarks and MDLY’s competitors, and MDLY’s ability to raise capital for existing and future funds depends on MDLY’s funds’ performance. If economic and market conditions deteriorate, MDLY may be unable to raise sufficient amounts of capital to support the investment activities of future funds. If MDLY were unable to successfully raise capital, MDLY’s business, results of operations and financial condition would be adversely affected.

MDLY depends on MDLY’s senior management team, senior investment professionals and other key personnel, and MDLY’s ability to retain them and attract additional qualified personnel is critical to MDLY’s success and MDLY’s growth prospects.

MDLY depends on the diligence, skill, judgment, business contacts and personal reputations of MDLY’s senior management team, including Brook Taube and Seth Taube, MDLY’s co-Chief Executive Officers, senior investment professionals and other key personnel. MDLY’s future success will depend upon MDLY’s ability to retain MDLY’s senior professionals and other key personnel and MDLY’s ability to recruit additional qualified personnel. These individuals possess substantial experience and expertise in investing, are responsible for locating and executing MDLY’s funds’ investments, have significant relationships with the institutions that are the source of many of MDLY’s funds’ investment opportunities and, in certain cases, have strong relationships with MDLY’s investors. Therefore, if any of MDLY’s senior professionals or other key personnel join competitors or form competing companies, it could result in the loss of significant investment opportunities and certain existing investors.

The departure for any reason of any of MDLY’s senior professionals could have a material adverse effect on MDLY’s ability to achieve MDLY’s investment objectives, cause certain of MDLY’s investors to withdraw capital they invest with MDLY or elect not to commit additional capital to MDLY’s funds or otherwise have a material adverse effect on MDLY’s business and MDLY’s prospects. The departure of some or all of those individuals could also trigger certain “key man” provisions in the documentation governing certain of MDLY’s funds, which would permit the investors in those funds to suspend or terminate such funds’ investment periods or, in the case of certain funds, permit investors to withdraw their capital prior to expiration of the applicable lock-up date. MDLY does not carry any “key man” insurance that would provide MDLY with proceeds in the event of the death or disability of any of MDLY’s senior professionals, and MDLY does not have a policy that prohibits MDLY’s senior professionals from traveling together.

MDLY anticipates that it will be necessary for it to add investment professionals both to grow MDLY’s business and to replace those who depart. However, the market for qualified investment professionals is extremely competitive and MDLY may not succeed in recruiting additional personnel or MDLY may fail to effectively replace current personnel who depart with qualified or effective successors. MDLY’s efforts to retain and attract investment professionals may also result in significant additional expenses, which could adversely affect MDLY’s profitability or result in an increase in the portion of MDLY’s performance fees that MDLY grant to MDLY’s investment professionals.

MDLY’s failure to appropriately address conflicts of interest could damage MDLY’s reputation and adversely affect MDLY’s business.

As MDLY has expanded and as MDLY continues to expand the number and scope of MDLY’s business, MDLY increasingly confronts potential conflicts of interest relating to MDLY’s funds’ investment activities. Certain of MDLY’s funds may have overlapping investment objectives, including funds that have different fee structures, and potential conflicts may arise with respect to MDLY’s decisions regarding how to allocate investment opportunities among those funds. For example, a decision to receive material non-public information about a company while pursuing an investment opportunity for a particular fund gives rise to a potential conflict of interest when it results in MDLY’s having to restrict the ability of other funds to take any action.

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In most cases, Medley is permitted to co-invest among MDLY’s private funds, MDLY’s SMAs, MDLY’s public BDCs and other advisory clients pursuant to an exemptive order issued by the SEC. MDLY has adopted an order aggregation and trade allocation policy designed to ensure that all of MDLY’s clients are treated fairly and to prevent this form of conflict from influencing the allocation of investment opportunities among clients. Allocations will generally be made pro rata principally based on each fund or advisory client’s capital available for investment. It is Medley’s policy to base its determinations as to the amounts of capital available for investment on such factors as: the amount of cash on hand, existing capital commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions or otherwise imposed by applicable laws, rules, regulations or interpretations.

MDLY may also cause different funds to invest in a single investee company, for example, where the fund that made an initial investment no longer has capital available to invest. MDLY may also cause different funds that MDLY advises to purchase different classes of investments or securities in the same investee company. For example, certain of MDLY’s funds hold minority equity interests, or have the right to acquire such equity interests, in some of MDLY’s investee companies. As a result, MDLY may face conflicts of interests in connection with making business decisions for these investee companies to the extent that such decisions affect the debt and equity holders in these investee companies differently. In addition, MDLY may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions with respect to these investee companies given that MDLY also manages private funds that may hold equity interests in these investee companies. In addition, conflicts of interest may exist in the valuation of MDLY’s investments and regarding decisions about the allocation of specific investment opportunities among MDLY and MDLY’s funds and the allocation of fees and costs among MDLY and MDLY’s funds. Though MDLY believes it has developed appropriate policies and procedures to resolve these conflicts, MDLY’s judgment on any particular allocation could be challenged. If MDLY fails to appropriately address any such conflicts, it could negatively impact MDLY’s reputation and ability to raise additional funds and the willingness of counterparties to do business with MDLY or result in potential litigation against MDLY.

Potential conflicts of interest may arise between holders of MDLY Class A Common Stock and MDLY’s funds’ investors.

MDLY’s subsidiaries that serve as the investment advisors to, or the general partners of, MDLY’s funds may have fiduciary duties and/or contractual obligations to those funds and their investors. As a result, MDLY expects to regularly take actions with respect to the purchase or sale of investments in MDLY’s funds, the structuring of investment transactions for the funds or otherwise in a manner consistent with such duties and obligations but that might at the same time adversely affect MDLY’s near-term results of operations or cash flows. This may in turn have an adverse effect on the price of MDLY Class A Common Stock and/or on the interests of MDLY Class A Common Stockholders. Additionally, to the extent MDLY fails to appropriately deal with any such conflicts of interest, it could negatively impact MDLY’s reputation and ability to raise additional funds.

Rapid growth of MDLY’s business may be difficult to sustain and may place significant demands on MDLY’s administrative, operational and financial resources.

MDLY’s assets under management have grown significantly in the past and MDLY is pursuing further growth. MDLY’s rapid growth has placed, and planned growth, if successful, will continue to place, significant demands on MDLY’s legal, compliance, accounting and operational infrastructure, and has increased expenses associated with all of the foregoing. In addition, MDLY is required to continuously develop MDLY’s systems and infrastructure in response to the increasing sophistication of the investment management market and legal, accounting, regulatory and tax developments. MDLY’s future growth will depend in part on MDLY’s ability to maintain an operating platform and management system sufficient to address MDLY’s growth and will require MDLY to incur significant additional expenses and to commit additional senior management and operational resources. As a result, MDLY faces significant challenges:

●	in maintaining adequate financial, regulatory (legal, tax and compliance) and business controls;

●	in implementing new or updated information and financial systems and procedures; and

●	in training, managing and appropriately sizing MDLY’s work force and other components of MDLY’s business on a timely and cost-effective basis.

MDLY may not be able to manage its expanding operations effectively or be able to continue to grow, and any failure to do so could adversely affect MDLY’s ability to generate revenue and control its expenses.

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MDLY may enter into new lines of business and expand into new investment strategies, geographic markets and business, each of which may result in additional risks and uncertainties in MDLY’s businesses.

MDLY intends to grow its business by increasing assets under management in existing business and, if market conditions warrant, by expanding into complementary investment strategies, geographic markets and businesses. Accordingly, MDLY may pursue growth through acquisitions of other investment management companies, acquisitions of critical business partners or other strategic initiatives, which may include entering into new lines of business. Attempts to expand MDLY’s business involve a number of special risks, including some or all of the following:

●	the required investment of capital and other resources;

●	the assumption of liabilities in any acquired business;

●	the disruption of MDLY’s ongoing business;

●	entry into markets or lines of business in which MDLY may have limited or no experience;

●	increasing demands on MDLY’s operational and management systems and controls;

●	compliance with additional regulatory requirements;

●	potential increase in investor concentration; and

●	the broadening of MDLY’s geographic footprint, increasing the risks associated with conducting operations in certain foreign jurisdictions where MDLY currently has no presence.

Entry into certain lines of business may subject MDLY to new laws and regulations with which MDLY is not familiar, or from which MDLY is currently exempt, and may lead to increased litigation and regulatory risk. If a new business does not generate sufficient revenues or if MDLY is unable to efficiently manage MDLY’s expanded operations, MDLY’s results of operations will be adversely affected. MDLY’s strategic initiatives may include joint ventures, in which case MDLY will be subject to additional risks and uncertainties in that MDLY may be dependent upon, and subject to liability, losses or reputational damage relating to systems, controls and personnel that are not under MDLY’s control. Because MDLY has not yet identified these potential new investment strategies, geographic markets or lines of business, MDLY cannot identify for you all the risks MDLY may face and the potential adverse consequences on MDLY and your investment that may result from any attempted expansion.

Extensive regulation affects MDLY’s activities, increases the cost of doing business and creates the potential for significant liabilities and penalties that could adversely affect MDLY’s business and results of operations.

MDLY’s business is subject to extensive regulation, including periodic examinations, by governmental agencies and self-regulatory organizations in the jurisdictions in which MDLY operates. The SEC oversees the activities of MDLY’s subsidiaries that are registered investment advisers under the Advisers Act. In addition, MDLY regularly relies on exemptions from various requirements of the Securities Act, the Exchange Act, the Investment Company Act, the Commodity Exchange Act and the U.S. Employee Retirement Income Security Act of 1974. These exemptions are sometimes highly complex and may in certain circumstances depend on compliance by third parties who MDLY does not control. If for any reason these exemptions were to be revoked or challenged or otherwise become unavailable to MDLY, MDLY could be subject to regulatory action or third-party claims, which could have a material adverse effect on MDLY’s business.

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The SEC has indicated that investment advisers who receive transaction-based compensation for investment banking or acquisition activities relating to fund investee companies may be required to register as broker-dealers. Specifically, the SEC staff has noted that if a firm receives fees from a fund investee company in connection with the acquisition, disposition or recapitalization of such investee company, such activities could raise broker-dealer concerns under applicable regulations related to broker dealers. If MDLY receives such transaction fees and the SEC takes the position that such activities render MDLY a “broker” under the applicable rules and regulations of the Exchange Act, MDLY could be subject to additional regulation. If receipt of transaction fees from an investee company is determined to require a broker-dealer license, receipt of such transaction fees in the past or in the future during any time when MDLY did not or does not have a broker-dealer license could subject MDLY to liability for fines, penalties, damages or other remedies.

Since 2010, certain states and other regulatory authorities have begun to require investment managers to register as lobbyists in connection with their solicitation of commitments from governmental entities, including state and municipal pension funds. MDLY has registered as such in a number of jurisdictions, including California and New York. Other states or municipalities may consider similar legislation or adopt regulations or procedures with similar effect. These registration requirements impose significant compliance obligations and restrictions on registered lobbyists and their employers, which may include annual registration fees, periodic disclosure reports and internal recordkeeping, and may also prohibit the payment of contingent fees.

Each of the regulatory bodies with jurisdiction over MDLY has regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities. A failure to comply with the obligations imposed by the Advisers Act, including recordkeeping, advertising and operating requirements, disclosure obligations and prohibitions on fraudulent activities, could result in investigations, sanctions and reputational damage. MDLY is involved regularly in trading activities that implicate a broad number of U.S. securities law regimes, including laws governing trading on inside information, market manipulation and a broad number of technical trading requirements that implicate fundamental market regulation policies. Violation of these laws could result in severe restrictions on MDLY’s activities and damage to MDLY’s reputation.

MDLY’s failure to comply with applicable laws or regulations could result in fines, censure, suspensions of personnel or other sanctions, including revocation of the registration of MDLY’s relevant subsidiaries as investment advisers or registered broker-dealers. The regulations to which MDLY’s business is subject are designed primarily to protect investors in MDLY’s funds and to ensure the integrity of the financial markets. They are not designed to protect MDLY Stockholders. Even if a sanction imposed against MDLY, one of MDLY’s subsidiaries or MDLY’s personnel by a regulator is for a small monetary amount, the adverse publicity related to the sanction could harm MDLY’s reputation, which in turn could have a material adverse effect on MDLY’s business in a number of ways, making it harder for MDLY to raise new funds and discouraging others from doing business with MDLY.

Failure to comply with “pay to play” regulations implemented by the SEC and certain states, and changes to the “pay to play” regulatory regimes, could adversely affect MDLY’s business.

In recent years, the SEC and several states have initiated investigations alleging that certain private equity firms and hedge funds or agents acting on their behalf have paid money to current or former government officials or their associates in exchange for improperly soliciting contracts with state pension funds. In June 2010, the SEC approved Rule 206(4)-5 under the Advisers Act regarding “pay to play” practices by investment advisers involving campaign contributions and other payments to government officials able to exert influence on potential government entity clients. Among other restrictions, the rule prohibits investment advisers from providing advisory services for compensation to a government entity for two years, subject to very limited exceptions, after the investment adviser, its senior executives or its personnel involved in soliciting investments from government entities make contributions to certain candidates and officials in a position to influence the hiring of an investment adviser by such government entity. Advisers are required to implement compliance policies designed, among other matters, to track contributions by certain of the adviser’s employees and engagements of third parties that solicit government entities and to keep certain records to enable the SEC to determine compliance with the rule. In addition, there have been similar rules on a state level regarding “pay to play” practices by investment advisers.

As a number of public pension plans are investors in MDLY’s funds, these rules could impose significant economic sanctions on MDLY’s business if MDLY or one of the other persons covered by the rules make any such contribution or payment, whether or not material or with an intent to secure an investment from a public pension plan. In addition, such investigations may require the attention of senior management and may result in fines or forfeitures of fees paid and an obligation to provide services without payment of fees if any of MDLY’s funds are deemed to have violated any regulations, thereby imposing additional expenses on MDLY. Any failure on MDLY’s part to comply with these rules could cause MDLY to lose compensation for MDLY’s advisory services or expose MDLY to significant penalties and reputational damage.

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New or changed laws or regulations governing MDLY’s funds’ operations and changes in the interpretation thereof could adversely affect MDLY’s business.

The laws and regulations governing the operations of MDLY’s funds, as well as their interpretation, may change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by MDLY’s funds to comply with these laws or regulations, could require changes to certain of MDLY’s business practices, negatively impact MDLY’s operations, assets under management or financial condition, impose additional costs on MDLY or otherwise adversely affect MDLY’s business. See “Business of MDLY - Regulatory and Compliance Matters” for a discussion of MDLY’s regulatory and compliance environment. The following includes the most significant regulatory risks facing MDLY’s business:

•	Changes in capital requirements may increase the cost of MDLY’s funds’ financing

If regulatory capital requirements - whether under the Dodd-Frank Act, Basel III, or other regulatory action - were to be imposed on MDLY’s funds, they may be required to limit, or increase the cost of, financing they provide to others. Among other things, this could potentially require MDLY’s funds to sell assets at an inopportune time or price, which could negatively impact MDLY’s operations, assets under management or financial condition.

•	The imposition of additional legal or regulatory requirements could make compliance more difficult and expensive, affect the manner in which MDLY conducts its business and adversely affect its profitability

In July 2010, President Obama signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, imposes significant new regulations on nearly every aspect of the U.S. financial services industry, including new registration, recordkeeping and reporting requirements on private fund investment advisers. Importantly, while several key aspects of the Dodd-Frank Act have been defined through final rules, many aspects will be implemented by various regulatory bodies over the next several years. While MDLY already has several subsidiaries registered as investment advisers subject to SEC examinations, the imposition of any additional legal or regulatory requirements could make compliance more difficult and expensive, affect the manner in which MDLY conducts its business and adversely affect its profitability.

•	The implementation of the Volcker Rule could have adverse implications on MDLY’s ability to raise funds from certain entities

In December 2013, the Federal Reserve and other federal regulatory agencies adopted a final rule implementing a section of the Dodd-Frank Act that has become known as the “Volcker Rule.” The Volcker Rule generally prohibits insured banks or thrifts, any bank holding company or savings and loan holding company, any non-U.S. bank with a U.S. branch, agency or commercial lending company and any subsidiaries and affiliates of such entities, regardless of geographic location, from investing in or sponsoring “covered funds,” which include private equity funds or hedge funds and certain other proprietary activities. The effects of the Volcker Rule are uncertain but it is in any event likely to curtail various banking activities that in turn could result in uncertainties in the financial markets as well as MDLY’s business. Although MDLY does not currently anticipate that the Volcker Rule will adversely affect MDLY’s fundraising to any significant extent, there is uncertainty regarding the implementation of the Volcker Rule and its practical implications, and there could be adverse implications on MDLY’s ability to raise funds from the types of entities mentioned above as a result of this prohibition.

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•	Increased regulation on banks’ leveraged lending activities could negatively affect the terms and availability of credit to MDLY’s funds and their investee companies

In March 2013, the Office of the Comptroller of the Currency, the Department of the Treasury, the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation published revised guidance regarding expectations for banks’ leveraged lending activities. This guidance, in addition to rules implementing the credit risk retention requirement of Section 941 of the Dodd-Frank Act risk retention rules circulated in August 2013, could further restrict credit availability, as well as potentially restrict certain of MDLY’s investing activities that rely on banks’ lending activities. This could negatively affect the terms and availability of credit to MDLY’s funds and their investee companies.

•	New restrictions on compensation could limit MDLY’s ability to recruit and retain investment professionals

The Dodd-Frank Act authorizes federal regulatory agencies to review and, in certain cases, prohibit compensation arrangements at financial institutions that give employees incentives to engage in conduct deemed to encourage inappropriate risk-taking by covered financial institutions. Such restrictions could limit MDLY’s ability to recruit and retain investment professionals and senior management executives.

•	Regulatory uncertainty could negatively impact MDLY’s ability to efficiently project, plan and operate MDLY’s business impacting profitability

In early February 2017, the Trump administration issued an executive order calling for a review of laws and regulations affecting the U.S. financial industry in order to determine their consistency with a set of core principles identified in the executive order. Several bills are pending in Congress that, if enacted, would amend the Dodd-Frank Act, including the Financial CHOICE Act (the “CHOICE Act”), which was approved by the House of Representatives and the Economic Growth, Regulatory Relief and Consumer Protection Act which is awaiting consideration in the Senate. The administration has expressed support for these proposals and encouraged the House and Senate to work together to present legislation to the President as quickly as possible. The House and Senate legislation, while different, could change the process and criteria for designating systemically important financial institutions, modify the Volcker Rule and make reforms to the Consumer Financial Protection Bureau, among other amendments to the Dodd-Frank Act. The CHOICE Act would also significantly enhance the SEC’s enforcement capabilities and increase the maximum civil penalties and criminal sanctions under federal securities laws, including under the Investment Company Act and the Advisers Act. Both the House and Senate proposals are still subject to amendment and possible reconciliation into a single proposal, the scope of which is not possible to determine at this time nor is it possible to determine if and when such a proposal may be presented to the President for enactment.

It is difficult to determine the full extent of the impact on MDLY of the Financial Choice Act, the Dodd-Frank Act or any other new laws, regulations or initiatives that may be proposed or whether any of the proposals will become law. In addition, as a result of proposed legislation, shifting areas of focus of regulatory enforcement bodies or otherwise, regulatory compliance practices may shift such that formerly accepted industry practices become disfavored or less common. Any changes or other developments in the regulatory framework applicable to MDLY’s businesses, including the changes described above and changes to formerly accepted industry practices, may impose additional costs on MDLY, require the attention of MDLY’s senior management or result in limitations on the manner in which MDLY conduct its businesses. Moreover, as calls for additional regulation have increased, there may be a related increase in regulatory investigations of the trading and other investment activities of alternative asset management funds, including MDLY’s funds. In addition, MDLY may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations. Compliance with any new laws or regulations could make compliance more difficult and expensive, affect the manner in which MDLY conducts its businesses and adversely affect its profitability.

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Present and future BDCs for which MDLY serves as investment adviser are subject to regulatory complexities that limit the way in which they do business and may subject them to a higher level of regulatory scrutiny.

MCC and Sierra, and other BDCs for which MDLY may serve as investment adviser in the future, operate under a complex regulatory environment. Such BDCs require the application of complex tax and securities regulations and may entail a higher level of regulatory scrutiny. In addition, regulations affecting BDCs generally affect their ability to take certain actions. For example, each of MCC and Sierra has elected to be treated as a RIC for U.S. federal income tax purposes. To maintain their status as a RIC, such vehicles must meet, among other things, certain source of income, asset diversification and annual distribution requirements. If any of MDLY’s BDCs fails to qualify for RIC tax treatment for any reason and remains or becomes subject to corporate-level U.S. federal income tax, the resulting corporate taxes could, among other things, substantially reduce such BDC’s net assets.

In addition, MCC and Sierra are subject to complex rules under the Investment Company Act, including rules that restrict certain of MDLY’s funds from engaging in transactions with MCC and Sierra. Under the regulatory and business environment in which they operate, MCC and Sierra must periodically access the capital markets to raise cash to fund new investments in excess of their repayments to grow. This results from MCC and Sierra each being required to generally distribute to their respective stockholders at least 90% of its investment company taxable income to maintain its RIC tax treatment, combined with regulations under the Investment Company Act that, subject to certain exceptions, generally prohibit MCC and Sierra from issuing and selling their common stock at a price below NAV per share and from incurring indebtedness (including for this purpose, preferred stock), if their asset coverage, as calculated pursuant to the Investment Company Act, equals less than 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) after such incurrence. If MDLY’s BDCs are found to be in violation of the Investment Company Act, they could lose their status as BDCs. If either of MDLY’s BDCs fails to continuously qualify as a BDC, such BDC might be subject to regulation as a registered closed-end investment company under the Investment Company Act, which would significantly decrease its operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the Investment Company Act could cause the SEC to bring an enforcement action against such BDC, which could have a material adverse effect on MDLY.

MDLY is subject to risks in using custodians, counterparties, administrators and other agents.

Some of MDLY’s funds depend on the services of custodians, counterparties, administrators, prime brokers and other agents to carry out certain financing, securities and derivatives transactions. The terms of these contracts are often customized and complex, and many of these arrangements occur in markets or relate to products that are not subject to regulatory oversight, although the Dodd-Frank Act provides for new regulation of the derivatives market. In particular, some of MDLY’s funds utilize arrangements with a relatively limited number of counterparties, which has the effect of concentrating the transaction volume (and related counterparty default risk) of such funds with these counterparties.

MDLY’s funds are subject to the risk that the counterparty to one or more of these contracts defaults, either voluntarily or involuntarily, on its performance under the contract. Any such default may occur suddenly and without notice to MDLY. Moreover, if a counterparty defaults, MDLY may be unable to take action to cover MDLY’s exposure, either because MDLY lacks contractual recourse or because market conditions make it difficult to take effective action. This inability could occur in times of market stress, which is when defaults are most likely to occur.

In addition, MDLY’s risk-management process may not accurately anticipate the impact of market stress or counterparty financial condition, and as a result, MDLY may not have taken sufficient action to reduce MDLY’s risks effectively. Default risk may arise from events or circumstances that are difficult to detect, foresee or evaluate. In addition, concerns about, or a default by, one large participant could lead to significant liquidity problems for other participants, which may in turn expose MDLY to significant losses.

Although MDLY has risk-management processes to ensure that MDLY is not exposed to a single counterparty for significant periods of time, given the large number and size of MDLY’s funds, MDLY often has large positions with a single counterparty. For example, some of MDLY’s funds have credit lines. If the lender under one or more of those credit lines were to become insolvent, MDLY may have difficulty replacing the credit line and one or more of MDLY’s funds may face liquidity problems.

In the event of a counterparty default, particularly a default by a major investment bank or a default by a counterparty to a significant number of MDLY’s contracts, one or more of MDLY’s funds may have outstanding trades that they cannot settle or are delayed in settling. As a result, these funds could incur material losses and the resulting market impact of a major counterparty default could harm MDLY’s business, results of operation and financial condition.

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In the event of the insolvency of a prime broker, custodian, counterparty or any other party that is holding assets of MDLY’s funds as collateral, MDLY’s funds might not be able to recover equivalent assets in full as they will rank among the prime broker’s, custodian’s or counterparty’s unsecured creditors in relation to the assets held as collateral. In addition, MDLY’s funds’ cash held with a prime broker, custodian or counterparty generally will not be segregated from the prime broker’s, custodian’s or counterparty’s own cash, and MDLY’s funds may therefore rank as unsecured creditors in relation thereto. If MDLY’s derivatives transactions are cleared through a derivatives clearing organization, the CFTC has issued final rules regulating the segregation and protection of collateral posted by customers of cleared and uncleared swaps. The CFTC is also working to provide new guidance regarding prime broker arrangements and intermediation generally with regard to trading on swap execution facilities.

The counterparty risks that MDLY faces have increased in complexity and magnitude as a result of disruption in the financial markets in recent years. For example, the consolidation and elimination of counterparties has increased MDLY’s concentration of counterparty risk and decreased the universe of potential counterparties. MDLY’s funds are generally not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with a single counterparty. In addition, counterparties have generally reacted to recent market volatility by tightening their underwriting standards and increasing their margin requirements for all categories of financing, which has the result of decreasing the overall amount of leverage available and increasing the costs of borrowing.

A portion of MDLY’s revenue and cash flow is variable, which may impact MDLY’s ability to achieve steady earnings growth on a quarterly basis and may cause the price of MDLY Class A Common Stock to decline.

MDLY believes that base management fees are consistent and predictable. For all periods presented in MDLY’s financial statements, over 40% of total revenues was derived from base management fees. Due to MDLY’s investment strategy and the nature of MDLY’s fees, a portion of MDLY’s revenue and cash flow is variable, due primarily to the fact that the performance fees from MDLY’s long-dated private funds and SMAs can vary from quarter to quarter and year to year. For the six months ended June 30, 2018 and 2017, total revenues represented $29.5 million and $30.4 million, respectively. There were no reversals of performance fees for the six months ended June 30, 2018 and, during the six months ended June 30, 2017, there was a reversal of performance fees of $2.2 million. Additionally, MDLY may also experience fluctuations in MDLY’s results from quarter to quarter and year to year due to a number of other factors, including changes in the values of MDLY’s funds’ investments, changes in MDLY’s operating expenses, the degree to which MDLY encounter competition and general economic and market conditions. Such variability may lead to volatility in the trading price of MDLY Class A Common Stock and cause MDLY’s results for a particular period not to be indicative of MDLY’s performance in a future period.

MDLY may be subject to litigation risks and may face liabilities and damage to MDLY’s professional reputation as a result.

In recent years, the volume of claims and amount of damages claimed in litigation and regulatory proceedings against investment managers have been increasing. MDLY makes investment decisions on behalf of investors in MDLY’s funds that could result in substantial losses. This may subject MDLY to the risk of legal liabilities or actions alleging negligent misconduct, breach of fiduciary duty or breach of contract. Further, MDLY may be subject to third-party litigation arising from allegations that MDLY improperly exercised control or influence over portfolio investments. In addition, MDLY and MDLY’s affiliates that are the investment managers and general partners of MDLY’s funds, MDLY’s funds themselves and those of MDLY’s employees who are MDLY’s, its subsidiaries’ or the funds’ officers and directors are each exposed to the risks of litigation specific to the funds’ investment activities and investee companies and, in the case where MDLY’s funds own controlling interests in public companies, to the risk of shareholder litigation by the public companies’ other shareholders. Moreover, MDLY is exposed to risks of litigation or investigation by investors or regulators relating to MDLY’s having engaged, or MDLY’s funds having engaged, in transactions that presented conflicts of interest that were not properly addressed.

Legal liability could have a material adverse effect on MDLY’s business, financial condition or results of operations or cause reputational harm to MDLY, which could harm MDLY’s business. MDLY depends to a large extent on MDLY’s business relationships and MDLY’s reputation for integrity and high-caliber professional services to attract and retain investors and to pursue investment opportunities for MDLY’s funds. As a result, allegations of improper conduct by private litigants or regulators, whether the ultimate outcome is favorable or unfavorable to MDLY, as well as negative publicity and press speculation about MDLY, its investment activities or the investment industry in general, whether or not valid, may harm MDLY’s reputation, which may be damaging to MDLY’s business.

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Employee misconduct could harm MDLY by impairing its ability to attract and retain investors and subjecting MDLY to significant legal liability, regulatory scrutiny and reputational harm. Fraud and other deceptive practices or other misconduct at MDLY’s investee companies could similarly subject MDLY to liability and reputational damage and also harm MDLY’s business.

MDLY’s ability to attract and retain investors and to pursue investment opportunities for MDLY’s funds depends heavily upon the reputation of MDLY’s professionals, especially MDLY’s senior professionals. MDLY is subject to a number of obligations and standards arising from MDLY’s investment management business and MDLY’s authority over the assets managed by MDLY’s investment management business. The violation of these obligations and standards by any of MDLY’s employees could adversely affect investors in MDLY’s funds and MDLY. MDLY’s business often requires that MDLY deal with confidential matters of great significance to companies in which MDLY’s funds may invest. If MDLY’s employees were to use or disclose confidential information improperly, MDLY could suffer serious harm to MDLY’s reputation, financial position and current and future business relationships. It is not always possible to detect or deter employee misconduct, and the extensive precautions MDLY takes to detect and prevent this activity may not be effective in all cases. If one or more of MDLY’s employees were to engage in misconduct or were to be accused of such misconduct, MDLY’s business and MDLY’s reputation could be adversely affected and a loss of investor confidence could result, which would adversely impact MDLY’s ability to raise future funds.

In addition, MDLY could be adversely affected as a result of actual or alleged misconduct by personnel of investee companies in which MDLY’s funds invest. For example, failures by personnel at MDLY’s investee companies to comply with anti-bribery, trade sanctions or other legal and regulatory requirements could expose MDLY to litigation or regulatory action and otherwise adversely affect MDLY’s business and reputation. Such misconduct could undermine MDLY’s due diligence efforts with respect to such companies and could negatively affect the valuation of a fund’s investments.

MDLY’s substantial indebtedness could adversely affect its financial condition, it ability to pay its debts or raise additional capital to fund its operations, MDLY’s ability to operate its business and its ability to react to changes in the economy or its industry and could divert its cash flow from operations for debt payments.

MDLY has a significant amount of indebtedness. As of June 30, 2018, MDLY’s total indebtedness, excluding unamortized discount, premium, and issuance costs, was approximately $132.6 million. MDLY’s substantial debt obligations could have important consequences, including:

•	requiring a substantial portion of cash flow from operations to be dedicated to the payment of principal and interest on MDLY’s indebtedness, thereby reducing MDLY’s ability to use MDLY’s cash flow to fund MDLY’s operations and pursue future business opportunities;

•	exposing MDLY to increased interest expense, as MDLY’s degree of leverage may cause the interest rates of any future indebtedness (whether fixed or floating rate interest) to be higher than they would be otherwise;

•	exposing MDLY to the risk of increased interest rates because certain of MDLY’s indebtedness is at variable rates of interest;

•	making it more difficult for MDLY to satisfy its obligations with respect to its indebtedness, and any failure to comply with the obligations of any of MDLY’s debt instruments, including restrictive covenants, could result in an event of default that accelerates MDLY’s obligation to repay indebtedness;

•	increasing MDLY’s vulnerability to adverse economic, industry or competitive developments;

•	restricting MDLY from making strategic acquisitions or causing MDLY to make non-strategic divestitures;

•	limiting MDLY’s ability to obtain additional financing for working capital, product development, satisfaction of debt service requirements, acquisitions and general corporate or other purposes; and

•	limiting MDLY’s flexibility in planning for, or reacting to, changes in MDLY’s business or market conditions and placing MDLY at a competitive disadvantage compared to MDLY’s competitors who may be better positioned to take advantage of opportunities that MDLY’s leverage prevents MDLY from exploiting.

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The MDLY Revolving Credit Facility imposes significant operating and financial restrictions on MDLY and MDLY’s subsidiaries, which may prevent MDLY from capitalizing on business opportunities.

The credit agreement that governs MDLY’s $15.0 million senior secured revolving credit facility with City National Bank entered into on August 19, 2014 (as amended, the “MDLY Revolving Credit Facility”) imposes significant operating and financial restrictions on MDLY. These restrictions will limit MDLY’s ability and/or the ability of MDLY’s subsidiaries to, among other things:

•	incur additional indebtedness, make guarantees and enter into hedging arrangements;

•	create liens on assets;

•	enter into sale and leaseback transactions;

•	engage in mergers or consolidations;

•	sell assets;

•	make fundamental changes;

•	pay dividends and distributions or repurchase MDLY’s capital stock;

•	make investments, loans and advances, including acquisitions;

•	engage in certain transactions with affiliates;

•	make changes in the nature of MDLY’s business; and

•	make prepayments of junior debt.

In addition, the credit agreement governing the MDLY Revolving Credit Facility requires MDLY to maintain, with respect to each four quarter period commencing with the four quarter period ending September 30, 2017, a ratio of net debt to Core EBITDA not greater than 5.0 to 1.0, a ratio of total debt to Core EBITDA not greater than 7.0 to 1.0 and a minimum Core EBITDA of not less than $15.0 million. The ratio of net debt to Core EBITDA, total debt to Core EBITDA and minimum Core EBITDA in respect of the Senior Secured Credit Facilities is calculated using MDLY’s standalone financial results and includes the adjustments made to calculate Core EBITDA. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MDLY — Liquidity and Capital Resources — Debt Instruments.”

As a result of these restrictions, MDLY will be limited as to how it conducts its business and MDLY may be unable to raise additional debt or equity financing to compete effectively or to take advantage of new business opportunities. The terms of any future indebtedness MDLY may incur could include more restrictive covenants. MDLY cannot assure you that it will be able to maintain compliance with these covenants in the future and, if MDLY fails to do so, that it will be able to obtain waivers from the lenders and/or amend the covenants.

MDLY’s failure to comply with the restrictive covenants described above as well as other terms of MDLY’s other indebtedness and/or the terms of any future indebtedness from time to time could result in an event of default, which, if not cured or waived, could result in MDLY’s being required to repay these borrowings before their due date. If MDLY is forced to refinance these borrowings on less favorable terms or is unable to refinance these borrowings, MDLY’s results of operations and financial condition could be adversely affected.

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Servicing MDLY’s indebtedness will require a significant amount of cash. MDLY’s ability to generate sufficient cash depends on many factors, some of which are not within MDLY’s control.

MDLY’s ability to make payments on MDLY’s indebtedness and to fund planned capital expenditures will depend on MDLY’s ability to generate cash in the future. To a certain extent, this is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond MDLY’s control. If MDLY is unable to generate sufficient cash flow to service MDLY’s debt and meet MDLY’s other commitments, MDLY may need to restructure or refinance all or a portion of MDLY’s debt, sell material assets or operations or raise additional debt or equity capital. MDLY may not be able to effect any of these actions on a timely basis, on commercially reasonable terms or at all, and these actions may not be sufficient to meet MDLY’s capital requirements. In addition, the terms of MDLY’s existing or future debt arrangements may restrict MDLY from effecting any of these alternatives.

Despite MDLY’s current level of indebtedness, MDLY may be able to incur substantially more debt and enter into other transactions, which could further exacerbate the risks to MDLY’s financial condition described above.

MDLY may be able to incur significant additional indebtedness in the future. Although the credit agreement that governs the MDLY Revolving Credit Facility contains restrictions on the incurrence of additional indebtedness and entering into certain types of other transactions, these restrictions are subject to a number of qualifications and exceptions. Additional indebtedness incurred in compliance with these restrictions could be substantial. These restrictions also do not prevent MDLY from incurring obligations, such as trade payables, that do not constitute indebtedness as defined under MDLY’s debt instruments. To the extent new debt is added to MDLY’s current debt levels, the substantial leverage risks described in the preceding three risk factors would increase.

Operational risks may disrupt MDLY’s business, result in losses or limit MDLY’s growth.

MDLY’s business relies heavily on financial, accounting and other information systems and technology. MDLY faces various security threats, including cyber security attacks to MDLY’s information technology infrastructure and attempts to gain access to MDLY’s proprietary information, destroy data or disable, degrade or sabotage MDLY’s systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of MDLY. Although MDLY has not yet been subject to cyber-attacks or other cyber incidents and MDLY utilizes various procedures and controls to monitor and mitigate these threats, there can be no assurance that these procedures and controls will be sufficient to prevent disruptions to MDLY’s systems. If any of these systems do not operate properly or are disabled for any reason or if there is any unauthorized disclosure of data, whether as a result of tampering, a breach of MDLY’s network security systems, a cyber-incident or attack or otherwise, MDLY could suffer financial loss, a disruption of MDLY’s business, liability to MDLY’s funds, regulatory intervention or reputational damage.

In addition, MDLY’s information systems and technology may not continue to be able to accommodate MDLY’s growth, and the cost of maintaining the systems may increase from its current level. Such a failure to accommodate growth, or an increase in costs related to the information systems, could have a material adverse effect on MDLY’s business and results of operations.

Furthermore, MDLY depends on its office in New York, where a substantial portion of MDLY’s personnel are located, for the continued operation of MDLY’s business. An earthquake or other disaster or a disruption in the infrastructure that supports MDLY’s business, including a disruption involving electronic communications or other services used by MDLY or third parties with whom MDLY conducts business, or directly affecting MDLY’s headquarters, could have a material adverse effect on MDLY’s ability to continue to operate MDLY’s business without interruption. Although MDLY has disaster recovery programs in place, these may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse MDLY for MDLY’s losses, if at all.

Finally, MDLY relies on third-party service providers for certain aspects of MDLY’s business, including for certain information systems, technology and administration of MDLY’s funds and compliance matters. Any interruption or deterioration in the performance of these third parties or failures of their information systems and technology could impair the quality of MDLY’s funds’ operations and could impact MDLY’s reputation, adversely affect MDLY’s business and limit MDLY’s ability to grow.

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Risks Relating to MDLY’s Operating Structure

MDLY’s only material asset is its interest in Medley LLC, and it is accordingly dependent upon distributions from Medley LLC to pay taxes, make payments under the Tax Receivable Agreement or pay dividends.

MDLY is a holding company and has no material assets other than its ownership of Medley LLC Units. MDLY has no independent means of generating revenue. MDLY intends to cause Medley LLC to make distributions to the Medley LLC Unitholders in an amount sufficient to cover all applicable taxes at assumed tax rates, payments under the Tax Receivable Agreement and dividends, if any, declared by it. Deterioration in the financial condition, earnings or cash flow of Medley LLC and its subsidiaries for any reason could limit or impair their ability to pay such distributions. Additionally, to the extent that MDLY needs funds, and Medley LLC is restricted from making such distributions under applicable law or regulation or under the terms of MDLY’s financing arrangements, or is otherwise unable to provide such funds, it could materially adversely affect MDLY’s liquidity and financial condition.

Payments of dividends, if any, is at the discretion of the MDLY Board after taking into account various factors, including MDLY’s business, operating results and financial condition, current and anticipated cash needs, plans for expansion and any legal or contractual limitations on MDLY’s ability to pay dividends. Any financing arrangement that MDLY enters into in the future may include restrictive covenants that limit MDLY’s ability to pay dividends. In addition, Medley LLC is generally prohibited under Delaware law from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of Medley LLC (with certain exceptions) exceed the fair value of its assets. Subsidiaries of Medley LLC are generally subject to similar legal limitations on their ability to make distributions to Medley LLC.

If the Mergers are consummated, the Tax Receivable Agreement will be terminated. For more information, see “Description of the MDLY Merger Agreement – Other Agreements.”

MDLY is controlled by MDLY’s pre-IPO owners, whose interests may differ from those of MDLY’s public stockholders.

Medley Group LLC, an entity controlled by MDLY’s pre-IPO owners, holds approximately 97.8% of the combined voting power of MDLY Class A Common Stock and MDLY Class B Common Stock. Accordingly, MDLY’s pre-IPO owners have the ability to elect all of the members of the MDLY Board, and thereby to control MDLY’s management and affairs. In addition, they are able to determine the outcome of all matters requiring stockholder approval, including the MDLY Merger and other mergers and material transactions, and are able to cause or prevent a change in the composition of the MDLY Board or a change in control of MDLY that could deprive MDLY Stockholders of an opportunity to receive a premium for their MDLY Class A Common Stock as part of a sale of MDLY and might ultimately affect the market price of MDLY Class A Common Stock. MDLY’s pre-IPO owners comprise all of the non-managing members of Medley LLC. However, Medley LLC may in the future admit additional non-managing members that would not constitute pre-IPO owners. Because Medley Group LLC, as the holder of MDLY Class B Common Stock, has a number of votes equal to 10 times the number of Medley LLC Units held by all non-managing members of Medley LLC for so long as MDLY’s pre-IPO owners and then-current Medley personnel hold at least 10% of the aggregate number of shares of MDLY Class A Common Stock and Medley LLC Units (excluding the Medley LLC Units held by MDLY).

In addition, MDLY’s pre-IPO owners own 81.7% of the Medley LLC Units. Because they hold their ownership interest in MDLY’s business directly in Medley LLC, rather than through MDLY, these pre-IPO owners may have conflicting interests with holders of shares of MDLY Class A Common Stock. For example, if Medley LLC makes distributions to MDLY, the non-managing members of Medley LLC will also be entitled to receive such distributions pro rata in accordance with the percentages of their respective limited liability company interests in Medley LLC and their preferences as to the timing and amount of any such distributions may differ from those of holders of MDLY Class A Common Stock. MDLY’s pre-IPO owners may also have different tax positions from MDLY which could influence their decisions regarding whether and when to dispose of assets, especially in light of the existence of the Tax Receivable Agreement entered into in connection with MDLY’s IPO, whether and when to incur new or refinance existing indebtedness, and whether and when MDLY should terminate the Tax Receivable Agreement and accelerate its obligations thereunder. In addition, the structuring of future transactions may take into consideration these pre-IPO owners’ tax or other considerations even where no similar benefit would accrue to MDLY.

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MDLY will be required to pay exchanging Medley LLC Unitholders for most of the benefits relating to any additional tax depreciation or amortization deductions that MDLY may claim as a result of the tax basis step-up MDLY receives in connection with sales or exchanges of Medley LLC Units and related transactions.

The Medley LLC Unitholders (other than MDLY) may, subject to certain conditions and transfer restrictions applicable to such holders as set forth in the operating agreement of Medley LLC, exchange their Medley LLC Units for MDLY Class A Common Stock on a one-for-one basis. The exchanges are expected to result in increases in the tax basis of the tangible and intangible assets of Medley LLC. These increases in tax basis may increase (for tax purposes) depreciation and amortization deductions and therefore reduce the amount of tax that MDLY would otherwise be required to pay in the future, although the IRS may challenge all or part of that tax basis increase, and a court could sustain such a challenge.

MDLY has entered into a Tax Receivable Agreement with the Medley LLC Unitholders that provides for the payment by MDLY to exchanging Medley LLC Unitholders of 85% of the benefits, if any, that MDLY is deemed to realize as a result of these increases in tax basis and of certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. This payment obligation is an obligation of MDLY and not of Medley LLC. While the actual increase in tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges, the price of shares of MDLY Class A Common Stock at the time of the exchange, the extent to which such exchanges are taxable and the amount and timing of MDLY’s income, MDLY expects that as a result of the size of the transfers and increases in the tax basis of the tangible and intangible assets of Medley LLC, the payments that MDLY may make under the Tax Receivable Agreement will be substantial. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of MDLY by the Medley LLC Unitholders.

If the Mergers are consummated, Medley LLC Unitholders will exchange their Medley LLC Units for MDLY Class A Common Stock on a one-for-one basis, and the Tax Receivable Agreement will be terminated. For more information, see “Description of the MDLY Merger Agreement – Other Agreements.”

In certain cases, payments under the Tax Receivable Agreement may be accelerated and/or significantly exceed the actual benefits MDLY realizes in respect of the tax attributes subject to the Tax Receivable Agreement.

The Tax Receivable Agreement provides that upon certain changes of control, or if, at any time, MDLY elects an early termination of the Tax Receivable Agreement, MDLY’s obligations under the Tax Receivable Agreement (with respect to all Medley LLC Units whether or not previously exchanged) would be calculated by reference to the value of all future payments that the Medley LLC Unitholders would have been entitled to receive under the Tax Receivable Agreement using certain valuation assumptions, including that MDLY will have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the Tax Receivable Agreement and, in the case of an early termination election, that any Medley LLC Units that have not been exchanged are deemed exchanged for the market value of the shares of MDLY Class A Common Stock at the time of termination. In addition, the Medley LLC Unitholders will not reimburse MDLY for any payments previously made under the Tax Receivable Agreement if such tax basis increase is successfully challenged by the IRS. MDLY’s ability to achieve benefits from any tax basis increase, and the payments to be made under the Tax Receivable Agreement, will depend upon a number of factors, including the timing and amount of MDLY’s future income. As a result, even in the absence of a change of control or an election to terminate the Tax Receivable Agreement, payments under the Tax Receivable Agreement could be in excess of MDLY’s actual cash tax savings.

Accordingly, it is possible that the actual cash tax savings realized by MDLY may be significantly less than the corresponding Tax Receivable Agreement payments. There may be a material negative effect on MDLY’s liquidity if the payments under the Tax Receivable Agreement exceed the actual cash tax savings that MDLY realizes in respect of the tax attributes subject to the Tax Receivable Agreement and/or distributions to MDLY by Medley LLC are not sufficient to permit MDLY to make payments under the Tax Receivable Agreement after it has paid taxes and other expenses.

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Based upon the $3.55 closing price of MDLY Class A Common Stock on June 30, 2018 and interest rate of 3.766%, MDLY estimates that, if MDLY were to have exercised its termination right on June 30, 2018, the aggregate amount of these termination payments would have been approximately $62.4 million. The foregoing number is merely an estimate and the actual payments could differ materially. MDLY may need to incur additional indebtedness to finance payments under the Tax Receivable Agreement to the extent MDLY’s cash resources are insufficient to meet MDLY’s obligations under the Tax Receivable Agreement as a result of timing discrepancies or otherwise.

If the Mergers are consummated, the Tax Receivable Agreement will be terminated. For more information, see “Description of the MDLY Merger Agreement – Other Agreements.”

Anti-takeover provisions in MDLY’s organizational documents and Delaware law might discourage or delay acquisition attempts for MDLY that you might consider favorable.

The MDLY Certificate and the MDLY Bylaws contain provisions that may make the merger or acquisition of MDLY more difficult without the approval of the MDLY Board. Among other things, these provisions:

•	authorize the issuance of undesignated preferred stock, the terms of which may be established and the shares of which may be issued without stockholder approval, and which may include super voting, special approval, dividend, or other rights or preferences superior to the rights of the holders of MDLY Class A Common Stock;

•	prohibit holders of MDLY Class A Common Stock from acting by written consent unless such action is recommended by all directors then in office, but permit holders of MDLY Class B Common Stock to act by written consent without requiring any such recommendation;

•	provide that the board of directors is expressly authorized to make, alter, or repeal the MDLY Bylaws and that MDLY Stockholders may only amend the MDLY Bylaws with the approval of 80% or more of all of the voting power of outstanding shares of MDLY’s capital stock entitled to vote; and

•	establish advance notice requirements for nominations for elections to MDLY’s board or for proposing matters that can be acted upon by stockholders at stockholder meetings.

Further, as a Delaware corporation, MDLY is also subject to provisions of Delaware law, which may impair a takeover attempt that MDLY Stockholders may find beneficial. These anti-takeover provisions and other provisions under Delaware law could discourage, delay or prevent a transaction involving a change in control of MDLY, including actions that MDLY Stockholders may deem advantageous, or negatively affect the trading price of MDLY Class A Common Stock. These provisions could also discourage proxy contests and make it more difficult for you and other stockholders to elect directors of your choosing and to cause MDLY to take other corporate actions you desire.

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Risks Relating to MDLY Class A Common Stock

Unless the Mergers are consummated, the market price of MDLY Class A Common Stock may decline due to the large number of shares of MDLY Class A Common Stock eligible for exchange and future sale.

The market price of shares of MDLY Class A Common Stock could decline as a result of sales of a large number of shares of MDLY Class A Common Stock in the market or the perception that such sales could occur. These sales, or the possibility that these sales may occur, also might make it more difficult for MDLY to sell shares of MDLY Class A Common Stock in the future at a time and at a price that MDLY deem appropriate.

In addition, MDLY and MDLY’s pre-IPO owners have entered into the Exchange Agreement under which they (or certain permitted transferees thereof) have the right (subject to the terms of the Exchange Agreement), to exchange their Medley LLC Units for shares of MDLY Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments. Subject to the terms of the Exchange Agreement, an aggregate of 24,839,302 Medley LLC Units may be exchanged for shares of MDLY Class A Common Stock and, subject to the transfer restrictions set forth in the Limited Liability Company Agreement of Medley LLC, sold. The market price of shares of MDLY Class A Common Stock could decline as a result of the exchange or the perception that an exchange could occur. These exchanges, or the possibility that these exchanges may occur, also might make it more difficult for holders of MDLY Class A Common Stock to sell such stock in the future at a time and at a price that they deem appropriate.

If the Mergers are consummated, Medley LLC Unitholders will exchange their Medley LLC Units for MDLY Class A Common Stock on a one-for-one basis and thereafter converted into the right to receive the MDLY Merger Consideration and the Exchange Agreement will be terminated. For more information, see “Description of the MDLY Merger Agreement — Other Agreements.”

The disparity in the voting rights among the classes of MDLY’s capital stock may have a potential adverse effect on the price of MDLY Class A Common Stock.

Each share of MDLY Class A Common Stock entitles its holder to one vote on all matters to be voted on by stockholders generally. Medley Group LLC, as the holder of MDLY Class B Common Stock, has a number of votes equal to 10 times the number of Medley LLC Units held by all non-managing members of Medley LLC for so long as MDLY’s pre-IPO owners and then-current Medley personnel hold at least 10% of the aggregate number of shares of MDLY Class A Common Stock and Medley LLC Units (excluding the Medley LLC Units held by MDLY). The difference in voting rights could adversely affect the value of MDLY Class A Common Stock by, for example, delaying or deferring a change of control or if investors view, or any potential future purchaser of MDLY views, the superior voting rights of the MDLY Class B Common Stock to have value.

As a result of the consummation of the MDLY Merger, that voting disparity will be eliminated.

MDLY is a “controlled company” within the meaning of the NYSE’s rules and, as a result, qualifies for, and intends to rely on, exemptions from certain corporate governance requirements. Holders of MDLY Class A Common Stock do not have the same protections afforded to stockholders of companies that are subject to such requirements.

Medley Group LLC, an entity owned by MDLY’s pre-IPO owners holds a majority of the combined voting power of all classes of MDLY’s stock entitled to vote generally in the election of directors. As a result, MDLY is a “controlled company” within the meaning of the corporate governance standards of the NYSE. Under these rules, a company of which more than 50% of the voting power in the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. For example, controlled companies:

•	are not required to have a board that is composed of a majority of “independent directors,” as defined under the rules of such exchange;

•	are not required to have a compensation committee that is composed entirely of independent directors; and

•	are not required to have a nominating and corporate governance committee that is composed entirely of independent directors.

 MDLY is utilizing these exemptions. As a result, a majority of the directors on the MDLY Board are not independent. In addition, MDLY’s compensation and nominating and corporate governance committees do not consist entirely of independent directors. Accordingly, holders of MDLY Class A Common Stock currently do not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE.

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MDLY is an emerging growth company, and any decision on MDLY’s part to comply with certain reduced reporting and disclosure requirements applicable to emerging growth companies could make MDLY Class A Common Stock less attractive to investors.

MDLY is an emerging growth company and, for as long as MDLY continues to be an emerging growth company, MDLY currently intends to take advantage of exemptions from various reporting requirements applicable to other public companies but not to emerging growth companies, including, but not limited to, not being required to have MDLY’s independent registered public accounting firm audit MDLY’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in MDLY’s registration statements, periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. MDLY could be an emerging growth company until December 31, 2019. MDLY will cease to be an emerging growth company upon the earliest of: (i) December 31, 2019; (ii) the first fiscal year after MDLY’s annual gross revenues are $1.07 billion or more; (iii) the date on which MDLY has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt securities; or (iv) the end of any fiscal year in which MDLY becomes a “large accelerated filer,” which means that MDLY has been public for at least 12 months, have filed at least one annual report and the market value of MDLY Class A Common Stock held by non-affiliates exceeds $700 million as of the last day of MDLY’s then most recently completed second fiscal quarter. MDLY cannot predict if investors will find MDLY Class A Common Stock less attractive if MDLY choose to rely on these exemptions. If some investors find MDLY Class A Common Stock less attractive as a result of any choices to reduce future disclosure, there may be a less active trading market for MDLY Class A Common Stock and the price of MDLY Class A Common Stock may be more volatile.

Under the JOBS Act, emerging growth companies can also delay adopting new or revised accounting standards until such time as those standards apply to private companies. MDLY has irrevocably elected not to avail itself of this accommodation allowing for delayed adoption of new or revised accounting standards and, therefore, MDLY will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

If MDLY fails to maintain an effective system of internal control over financial reporting, MDLY may not be able to accurately report MDLY’s financial results or prevent fraud. As a result, MDLY Stockholders could lose confidence in MDLY’s financial and other public reporting, which would harm MDLY’s business and the trading price of MDLY Class A Common Stock.

Effective internal controls over financial reporting are necessary for MDLY to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause MDLY to fail to meet MDLY’s reporting obligations. In addition, any testing by MDLY conducted in connection with Section 404 of the Sarbanes-Oxley Act, or any subsequent testing by MDLY’s independent registered public accounting firm, may reveal deficiencies in MDLY’s internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to MDLY’s financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in MDLY’s reported financial information, which could have a negative effect on the trading price of MDLY Class A Common Stock.

MDLY is required to disclose changes made in MDLY’s internal controls and procedures on a quarterly basis and MDLY’s management is required to assess the effectiveness of these controls annually. However, MDLY’s independent registered public accounting firm is not required to formally attest to the effectiveness of MDLY’s internal control over financial reporting until the first annual report required to be filed with the SEC following the date MDLY is no longer an “emerging growth company” as defined in the JOBS Act. MDLY cannot assure you that there will not be material weaknesses or significant deficiencies in MDLY’s internal controls in the future. If MDLY is unable to assert that MDLY’s internal control over financial reporting is effective, or if MDLY’s independent registered public accounting firm is unable to express an opinion on the effectiveness of MDLY’s internal control over financial reporting, MDLY could lose investor confidence in the accuracy and completeness of MDLY’s financial reports, which could have a material adverse effect on the price of MDLY Class A Common Stock.

166

Medley LLC’s tax treatment depends on its status as a partnership for U.S. federal and state income tax purposes. If the IRS were to treat Medley LLC as a corporation for U.S. federal income tax purposes, which would subject it to corporate-level U.S. federal income taxation, or if Medley LLC were subjected to a material amount of additional corporate-level U.S. federal income taxation by individual states, then Medley LLC’s cash available for distributions to MDLY could be substantially reduced.

It is possible, in certain circumstances, for Medley LLC to be taxed as a corporation for U.S. federal income tax purposes. Although MDLY does not believe that Medley LLC is or will be (or should have been) so treated, if Medley LLC were treated as a “publicly traded partnership,” Medley LLC might be taxed as a corporation for U.S. federal income tax purposes. If Medley LLC were taxed as a corporation for U.S. federal income tax purposes, it would pay U.S. federal income tax on its taxable income at the corporate tax rate, which is currently a maximum of 21%, and would likely pay state and local income tax at varying rates. Therefore, Medley LLC’s treatment as a corporation would result in a material reduction in its anticipated cash flow and could materially adversely affect its ability to make cash distributions to MDLY. In addition, changes in current state law may subject Medley LLC to additional entity-level taxation by individual states. Because of widespread state budget deficits and other reasons, several states are evaluating ways to subject partnerships to entity-level taxation through the imposition of state income, franchise and other forms of taxation. Imposition of any such taxes may substantially reduce Medley LLC’s cash available for distributions to MDLY.

Recent legislation could subject Medley LLC to U.S. federal income tax liability, which may adversely affect its ability to make cash distributions to MDLY.

Pursuant to the Bipartisan Budget Act of 2015, for tax years beginning after December 31, 2017, if the IRS makes audit adjustments to Medley LLC’s federal income tax returns, it may assess and collect any taxes (including any applicable penalties and interest) resulting from such audit adjustment directly from Medley LLC. If, as a result of any such audit adjustment, Medley LLC is required to make payments of taxes, penalties and interest, Medley LLC’s cash available for distributions to MDLY may be substantially reduced. These rules are not applicable to Medley LLC for tax years beginning on or prior to December 31, 2017.

If securities or industry analysts do not publish research or reports about MDLY’s business, or if they downgrade their recommendations regarding MDLY Class A Common Stock, MDLY’s stock price and trading volume could decline.

The trading market for MDLY Class A Common Stock will be influenced by the research and reports that industry or securities analysts publish about MDLY or MDLY’s business. If any of the analysts who cover MDLY downgrades MDLY Class A Common Stock or publishes inaccurate or unfavorable research about MDLY’s business, MDLY Class A Common Stock prices may decline. If analysts cease coverage of MDLY or fail to regularly publish reports on MDLY, MDLY could lose visibility in the financial markets, which in turn could cause MDLY Class A Common Stock price or trading volume to decline and MDLY Class A Common Stock to be less liquid.

The market price of shares of MDLY Class A Common Stock has been and may continue to be volatile, which could cause the value of your investment to decline.

The market price of MDLY Class A Common Stock has historically experienced and may continue to experience significant volatility. From January 1, 2016 through June 30, 2018, the market price of MDLY Class A Common Stock has fluctuated from a high of $10.40 per share in the fourth quarter of 2016 to a low of $3.10 per share in the second quarter of 2018. Securities markets worldwide experience significant price and volume fluctuations. This market volatility, as well as general economic, market or political conditions could reduce the market price of shares of MDLY Class A Common Stock in spite of MDLY’s operating performance. In addition, MDLY’s operating results could be below the expectations of public market analysts and investors due to a number of potential factors, including variations in MDLY’s quarterly operating results or dividends, if any, to stockholders, additions or departures of key management personnel, failure to meet analysts’ earnings estimates, publication of research reports about MDLY’s industry, litigation and government investigations, changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting MDLY’s business, adverse market reaction to any indebtedness MDLY may incur or securities MDLY may issue in the future, changes in market valuations of similar companies or speculation in the press or investment community, announcements by MDLY’s competitors of significant contracts, acquisitions, dispositions, strategic partnerships, joint ventures or capital commitments, adverse publicity about the industries MDLY participates in or individual scandals, and in response the market price of shares of MDLY Class A Common Stock could decrease significantly. You may be unable to resell your shares of MDLY Class A Common Stock at or above the initial public offering price.

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In the past few years, stock markets have experienced extreme price and volume fluctuations. In the past, following periods of volatility in the overall market and the market price of a company’s securities, securities class action litigation has often been instituted against these companies. This litigation, if instituted against MDLY, could result in substantial costs and a diversion of MDLY’s management’s attention and resources.

You may be diluted by the future issuance of additional MDLY Class A Common Stock or Medley LLC Units in connection with MDLY’s incentive plans, acquisitions or otherwise.

As of June 30, 2018, MDLY had 2,993,682,765 shares of MDLY Class A Common Stock authorized but unissued, including approximately 24,839,302 shares of MDLY Class A Common Stock issuable upon exchange of Medley LLC Units that will be held by the non-managing members of Medley LLC. The MDLY Certificate authorizes MDLY to issue these shares of MDLY Class A Common Stock and options, rights, warrants and appreciation rights relating to MDLY Class A Common Stock for the consideration and on the terms and conditions established by the MDLY Board in its sole discretion, whether in connection with acquisitions or otherwise. Similarly, the limited liability company agreement of Medley LLC permits Medley LLC to issue an unlimited number of additional limited liability company interests of Medley LLC with designations, preferences, rights, powers and duties that are different from, and may be senior to, those applicable to the Medley LLC Units, and which may be exchangeable for shares of MDLY Class A Common Stock. Additionally, MDLY has reserved an aggregate of 4,500,000 shares of MDLY Class A Common Stock and Medley LLC Units for issuance under the MDLY Incentive Plan, including 3.3 million shares issuable upon the vesting of MDLY RSUs outstanding as of June 30, 2018. Any MDLY Class A Common Stock that MDLY issues, including under the MDLY Incentive Plan or other equity incentive plans that MDLY may adopt in the future, would dilute the percentage ownership held by investors who purchase MDLY Class A Common Stock.

168

SELECTED FINANCIAL AND OTHER DATA OF SIERRA

The following selected consolidated financial data for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 is derived from Sierra’s consolidated financial statements, which have been audited by Ernst & Young LLP, its independent registered public accounting firm. Historical financial data is not necessarily indicative of Sierra’s future results of operations or financial position. The selected financial data for the six months ended June 30, 2018 was derived from the unaudited consolidated financial statements. In the opinion of Sierra’s management, the selected financial data for the six months ended June 30, 2018 reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with Sierra’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sierra” included elsewhere in this Joint Proxy Statement/Prospectus.

	Six Months Ended June 30, 2018	As of and for the years ended December 31,
	(unaudited)	2017	2016	2015	2014	2013
Statement of Operations data:
Total investment income	$49,250,923	$107,175,537	$99,780,496	$85,639,700	$39,391,455	$8,007,002
Base management fees	9,838,311	21,233,065	19,928,802	17,234,293	8,976,657	1,906,386
Incentive fee	—	4,700,177	9,281,479	4,434,352	(183,617)	182,989
All other expenses - Net of expense reimbursement	15,737,555	28,738,825	10,605,743	17,470,552	11,032,000	574,082
Net investment income	23,675,057	52,503,470	59,964,472	46,500,503	19,566,415	5,343,545
Unrealized appreciation/(depreciation) on total investments	820,898	(13,935,972)	22,484,721	(67,923,168)	(12,525,678)	839,817
Net realized gain/(loss) on total investments	(30,836,305)	(26,062,342)	(13,120,398)	11,309,852	7,011,513	97,424
Net increase/(decrease) in net assets resulting from operations	(6,340,350)	12,505,156	69,328,795	(10,112,813)	14,052,250	6,280,786
Per share data:(1)
Net asset value per common share at year end	$7.27	$7.66	$8.17	$8.16	$8.97	$9.18
Net investment income	0.24	0.55	0.66	0.66	0.55	0.72
Net realized gains/(losses) on total investments	(0.32)	(0.27)	(0.15)	0.16	0.20	0.01
Net unrealized appreciation/(depreciation) on total investments	0.01	(0.14)	0.25	(0.96)	(0.35)	0.12
Net increase/decrease in net assets resulting from operations	(0.07)	0.14	0.76	(0.14)	0.40	0.85
Distributions declared (2)	0.32	0.64	0.76	0.80	0.80	0.80
Issuance of common stock (3)	—	(0.01)	0.01	0.13	0.19	0.17
Balance Sheet data at year end:
Total investment portfolio at fair value	$991,410,029	$1,064,109,090	$983,144,322	$907,362,444	$616,915,093	$137,801,537
Cash collateral on total return swap	46,000,000	48,000,000	79,620,942	77,029,970	56,877,928	6,706,159
Total investments	1,037,410,029	1,112,109,090	1,062,765,264	984,392,414	673,793,021	144,507,696
Cash and cash equivalents	53,032,878	64,909,759	99,400,794	93,658,142	65,749,154	34,939,948
Other assets	12,922,790	10,933,985	21,565,190	19,895,635	16,523,457	6,759,194
Total assets	1,103,365,697	1,187,952,834	1,183,731,248	1,097,946,191	756,065,632	186,206,838
Total liabilities	399,392,521	447,966,265	410,618,161	423,822,093	269,545,719	33,204,565
Total net assets	703,973,176	739,986,569	773,113,087	674,124,098	486,519,913	153,002,273
Other data (unaudited):
Weighted average yield on total investments (4)	9.2%	9.9%	10.4%	11.5%	10.8%	10.0%
Number of companies in investment portfolio at year end	106	115	99	89	73	49

(1)	The per share data was derived by using the weighted average shares outstanding during the years ended December 31, 2017, 2016, 2015, 2014, and 2013, which were 96,248,024, 90,424,090, 76,648,292, 35,425,825 and 7,426,660, respectively

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)	Shares issued under the Sierra Distribution Reinvestment Plan as well as the continuance issuance of shares of common stock may cause an incremental increase/decrease in NAV per share due to the effect of issuing shares at amounts that differ from the prevailing NAV at each issuance.

(4)	The weighted average yield represents amortized total investments yield to maturity including the yield of cash collateral on the TRS.

169

Selected Quarterly Financial Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the quarters for the years ended December 31, 2017, and 2016 and quarters ended March 31, 2018 and June 30, 2018. This information was derived from Sierra’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	June 30, 2018	March 31, 2018
Total investment income	24,890,883	24,360,040
Total investment income per common share	0.26	0.25
Net investment income	12,109,185	11,414,345
Net investment income per common share	0.13	0.12
Net realized and unrealized gain/(loss)	(17,587,989)	(12,427,418)
Net realized and unrealized gain/(loss) per common share	(0.18)	(0.13)
Net increase/(decrease) in net assets resulting from operations	(5,327,277)	(1,013,073)
Basic and diluted earnings/(loss) per common share	(0.05)	(0.01)
Net asset value per common share at end of quarter	7.27	7.49

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$28,599,983	$27,640,738	24,704,225	26,230,591
Total investment income per common share	0.30	0.29	0.26	0.28
Net investment income	13,146,818	13,501,720	12,109,185	13,745,747
Net investment income per common share	0.14	0.14	0.13	0.14
Net realized and unrealized gain/(loss)	(20,625,797)	(10,113,346)	(3,982,390)	(5,276,781)
Net realized and unrealized gain/(loss) per common share	(0.21)	(0.10)	(0.04)	(0.06)
Net increase/(decrease) in net assets resulting from operations	(7,478,979)	3,388,374	8,126,795	8,468,966
Basic and diluted earnings/(loss) per common share	(0.08)	0.04	0.08	0.09
Net asset value per common share at end of quarter	7.66	7.89	8.02	8.10

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$26,608,281	$25,148,661	$24,797,049	$23,226,505
Total investment income per common share	0.28	0.27	0.27	0.27
Net investment income	13,673,095	15,609,962	16,159,711	14,521,704
Net investment income per common share	0.14	0.17	0.18	0.17
Net realized and unrealized gain/(loss)	3,825,620	5,224,610	8,561,077	(8,246,984)
Net realized and unrealized gain/(loss) per common share	0.04	0.06	0.09	(0.09)
Net increase/(decrease) in net assets resulting from operations	17,498,715	20,834,572	24,720,788	6,274,720
Basic and diluted earnings/(loss) per common share	0.18	0.23	0.28	0.07
Net asset value per common share at end of quarter	8.17	8.14	8.11	8.04

170

SELECTED FINANCIAL AND OTHER DATA OF MCC

The following selected financial data for the fiscal years ended September 30, 2017, 2016, 2015, 2014, and 2013, is derived from MCC’s financial statements, which have been audited by Ernst & Young LLP, its independent registered public accounting firm. Historical financial data is not necessarily indicative of MCC’s future results of operations or financial position. The selected financial data for the nine months ended June 30, 2018 is derived from the unaudited consolidated financial statements. In the opinion of MCC’s management, the selected financial data for nine months ended June 30, 2018 reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. The selected financial data for nine months ended June 30, 2018 may not be indicative of the results that may be expected for the year ending September 30, 2018 or for any other period. The following selected financial data should be read in conjunction with MCC’s financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MCC” included elsewhere in this Joint Proxy Statement/Prospectus.

	For the nine months ended June 30,	For the years ended September 30,
	2018	2017	2016	2015	2014	2013
Statement of Operations data:
($ in thousands)
Total investment income	51,611	96,256	120,749	149,196	139,390	88,991
Base management fees	11,376	17,773	19,470	22,450	17,684	10,918
Incentive fees	—	896	11,492	18,234	18,667	11,600
All other expenses	28,952	41,309	39,843	35,576	28,371	20,074
Management fee waiver	(380)	(48)	(143)	—	—	—
Incentive fee waiver	—	(44)	(3,504)	—	—	—
Net investment income	11,663	36,370	53,591	72,936	74,668	46,399
Net realized gain/(loss) on investments	(58,352)	(73,086)	(39,383)	(60,910)	356	261
Net unrealized appreciation/(depreciation) on investments	(40,006)	21,644	(42,257)	(26,723)	(21,274)	(7,242)
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	474	1,092	87	(61)	(1,592)	—
Loss on extinguishment of debt	(1,168)	(1,097)	—	—	—	—
Net increase/(decrease) in net assets resulting from operations	(87,389)	(15,077)	(27,962)	(14,758)	52,158	39,418
Per share data:
Net asset value per common share at period end	6.43	8.45	9.49	11.00	12.43	12.70
Market price at period end	3.47	5.97	7.63	7.44	11.81	13.79
Net investment income	0.21	0.67	0.97	1.27	1.58	1.53
Net realized and unrealized loss on investments	(1.80)	(0.94)	(1.47)	(1.52)	(0.45)	(0.23)
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	0.01	0.02	—	(0.01)	(0.03)	—
Loss on extinguishment of debt	(0.02)	(0.02)	—	—	—	—
Net increase/(decrease) in net assets resulting from operations	(1.60)	(0.28)	(0.50)	(0.26)	1.10	1.30
Dividends paid	0.42	0.76	1.12	1.27	1.48	1.45
Statement of Assets and Liabilities data:
Total investments at fair value	634,868	836,991	914,184	1,216,092	1,245,538	749,237
Cash and cash equivalents	144,002	108,572	104,485	15,714	36,731	8,558
Other assets(2)	9,899	13,997	12,211	12,276	30,189	10,075
Total assets	788,769	959,560	1,030,880	1,244,082	1,312,458	767,870
Total liabilities	438,608	499,131	513,961	624,162	582,601	258,036
Total net assets	350,161	460,429	516,919	619,920	729,857	509,834
Other data:
Weighted average annual yield on debt investments(1)	10.0%	10.8%	11.8%	12.3%	12.6%	13.8%
Total return based on net asset value(3)	(16.28)%	(0.68)%	0.42%	1.76%	9.73%	12.83%
Total return based on market value(4)	(36.05)%	(12.73)%	19.37%	(27.56)%	(3.98)%	9.01%
Number of investments at period end	62	64	58	72	79	57

(1)	The weighted average yield is based upon original cost on MCC’s income bearing debt investments.

(2)	On January 1, 2016, MCC adopted Accounting Standards Update (“ASU”) 2015-03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

(3)	Total return is historical and assumes changes in NAV, reinvestments of all dividends and distributions at prices obtained under the MCC’s dividend reinvestment plan, and no sales charge for the period.

(4)	Total return is historical and assumes changes in share price, reinvestments of all dividends and distributions at prices obtained under the MCC’s dividend reinvestment plan, and no sales charge for the period.

171

Selected Quarterly Financial Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the quarters for the years ended September 30, 2017, and 2016 and quarters ended December 31, 2017, March 31, 2018, and June 30, 2018. This information was derived from MCC’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter. (Dollars in thousands except per share amounts):

	June 30, 2018	March 31, 2018	December 31, 2017
Consolidated Statement of Operations data:
Total investment income	$13,945	$17,035	$20,631
Net investment income	904	3,580	7,179
Net realized and unrealized gain/(loss)	(27,753)	(31,391)	(39,213)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	194	190	90
Loss on extinguishment of debt	(11)	(1,158)	—
Net increase/(decrease) in net assets resulting from operations	(26,666)	(28,779)	(31,944)
Earnings per share	(0.49)	(0.53)	(0.59)
Net asset value per common share at period end	$6.43	$7.02	$7.71

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Consolidated Statement of Operations data:
Total investment income	$22,147	$23,695	$24,357	$26,056
Net investment income	8,624	9,569	8,042	10,135
Net realized and unrealized gain/(loss)	(20,446)	(7,353)	(19,834)	(3,809)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	309	783	—	—
Loss on extinguishment of debt	(640)	—	(456)	—
Net increase/(decrease) in net assets resulting from operations	(12,153)	2,999	(12,248)	6,326
Earnings per share	(0.22)	0.06	(0.22)	0.12
Net asset value per common share at period end	$8.45	$8.84	$8.94	$9.39

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	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Consolidated Statement of Operations data:
Total investment income	$27,195	$28,412	$30,714	$34,427
Net investment income	12,396	10,954	14,575	15,666
Net realized and unrealized gain/(loss)	(16,110)	3,109	(13,994)	(54,646)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	486	(40)	(133)	(224)
Net increase/(decrease) in net assets resulting from operations	(3,228)	14,022	448	(39,204)
Earnings per share	(0.06)	0.26	0.01	(0.70)
Net asset value per common share at period end	$9.49	$9.76	$9.80	$10.01

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Consolidated Statement of Operations data:
Total investment income	$36,607	$35,964	$36,776	$39,849
Net investment income	17,553	17,240	17,753	20,390
Net realized and unrealized gain/(loss)	(34,868)	(8,583)	(5,265)	(38,917)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	717	(284)	(705)	211
Net increase/(decrease) in net assets resulting from operations	(16,598)	8,373	11,783	(18,316)
Earnings per share	(0.29)	0.14	0.20	(0.31)
Net asset value per common share at period end	$11.00	$11.53	$11.68	$11.74

173

SELECTED FINANCIAL AND OTHER DATA OF MDLY

The following selected consolidated financial data presents selected financial data of MDLY, and for periods prior to September 29, 2014, the financial condition and results of operations of Medley LLC, the predecessor of MDLY. Medley LLC is considered the predecessor of Medley Management Inc. for accounting purposes. MDLY derived the following selected yearly consolidated financial data from its audited consolidated financial statements, which have been audited by RSM US LLP, its independent registered public accounting firm. Certain amounts have been reclassified from prior period presentation due to the retrospective application of MDLY’s change in accounting policy for carried interest. The selected financial data for the six months ended June 30, 2018 is derived from MDLY’s most recently issued unaudited consolidated interim financial statements. The following selected financial data should be read in conjunction with MDLY’s financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MDLY” included elsewhere in this Joint Proxy Statement/Prospectus.

	For the Six Months Ended June 30,	For the Years Ended December 31,
	2018	2017	2016	2015	2014	2013
		(Amounts in thousands except share and per share amounts)
Statement of Operations Data:
Revenues
Management fees	$24,050	$58,104	$65,496	$75,675	$61,252	$36,446
Performance fees	—	(1,974)	2,443	(3,055)	2,050	2,412
Other revenues and fees	5,367	9,201	8,111	7,436	8,871	5,011
Investment income (loss):
Carried interest	597	230	(22)	(12,630)	—	—
Other investment income (loss)	(467)	(528)	(87)	(833)	(271)	244
Total revenues	29,547	65,033	75,941	66,593	71,902	44,113

Expenses
Compensation and benefits	15,671	27,432	27,800	26,768	20,322	13,712
Performance fee compensation	(33)	(874)	(319)	(8,049)	(1,543)	7,192
Consolidated Funds expenses	—	—	—	—	1,670	1,225
General, administrative and other expenses	8,851	13,045	28,540	16,836	16,312	12,655
Total expenses	24,489	39,603	56,021	35,555	36,761	34,784

Other income (expense)
Dividend income	2,389	4,327	1,304	886	886	886
Interest expense	(5,396)	(11,855)	(9,226)	(8,469)	(5,520)	(1,479)
Other income (expenses), net	(13,766)	1,363	(983)	(808)	(1,502)	(727)
Interest and other income of Consolidated Funds	—	—	—	—	71,468	52,550
Interest expense of Consolidated Funds	—	—	—	—	(9,951)	(2,638)
Net realized gain (loss) on investments of Consolidated Funds	—	—	—	—	789	(16,080)
Net change in unrealized depreciation on investments of Consolidated Funds	—	—	—	—	(20,557)	(3,361)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	—	—	—	—	1,174	(306)
Total other income (expense), net	(16,773)	(6,165)	(8,905)	(8,391)	36,787	28,845
Income before income taxes	(11,715)	19,265	11,015	22,647	71,928	38,174
Provision for income taxes	385	1,956	1,063	2,015	2,528	1,639
Net income (loss)	(12,100)	17,309	9,952	20,632	69,400	36,535
Net income attributable to non-controlling interests in Consolidated Funds	—	—	—	—	29,717	12,898
Net income (loss) attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	(6,978)	6,718	2,549	(885)	1,933	—
Net income (loss) attributable to non-controlling interests in Medley LLC	(3,766)	9,664	6,406	18,406	36,055	$23,637
Net income (loss) attributable to Medley Management Inc.	$(1,356)	$927	$997	$3,111	$1,695

Per share data:
Dividends declared per MDLY Class A Common Stock	$0.40	$0.80	$0.80	$0.60	$0.20
Net income (loss) per MDLY Class A Common Stock - Basic and Diluted	$(0.34)	$0.07	$0.02	$0.46	$0.24 (1)
Weighted average shares outstanding - Basic and Diluted	5,513,719	5,553,026	5,804,042	6,002,422	6,000,000

(1)	Based on net income attributable to Medley Management Inc. for the period September 29, 2014 through December 31, 2014.

174

	For the Six Months Ended June 30,	As of December 31,
	2018	2017	2016	2015	2014	2013
		(Amounts in thousands)
Balance Sheet Data:
Assets
Cash and cash equivalents	$24,862	$36,327	$49,666	$71,688	$87,206	$5,395
Restricted cash equivalents	—	—	4,897	—	—	—
Investments, at fair value	44,359	56,632	31,904	16,360	9,901	10,173
Management fees receivable	10,325	14,714	12,630	16,172	15,173	8,921
Performance fees receivable	—	2,987	4,961	2,518	5,573	3,339
Other assets	14,635	17,262	18,311	13,015	7,058	4,971

Assets of Consolidated Funds:
Cash and cash equivalents	—	—	—	—	38,111	60,355
Investments, at fair value	—	—	—	—	734,870	453,396
Interest and dividends receivable	—	—	—	—	6,654	2,969
Other assets	—	—	—	—	3,681	436
Total assets	$94,181	$127,922	$122,369	$119,753	$908,227	$549,955

Liabilities, Redeemable Non-Controlling Interests and Equity
Loans payable	$9,559	$9,233	$52,178	$100,871	$100,885	$27,653
Senior unsecured debt	117,239	116,892	49,793	—	—	—
Accounts payable, accrued expenses and other liabilities	21,461	25,130	37,255	36,569	39,390	33,838

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	—	—	—	—	5,767	1,325
Secured borrowings	—	—	—	—	141,135	41,178
Total liabilities	148,259	151,255	139,226	137,440	287,177	103,994

Redeemable Non-controlling Interests	42,395	53,741	30,805	—	—	—

Equity
Total stockholders’ equity (deficit), Medley Management Inc.	(10,426)	(7,971)	(1,853)	(39)	(2,052)	—
Non-controlling interests in Consolidated Funds	—	—	—	—	625,548	464,475
Non-controlling interests in consolidated subsidiaries	(1,644)	(1,702)	(1,717)	(459)	1,526	40
Non-controlling interests in Medley LLC	(84,403)	(67,401)	(44,092)	(17,189)	(3,972)	—
Medley LLC members’ deficit prior to reorganization	—	—	—	—	—	(18,554)
Total (deficit) equity	(96,473)	(77,074)	(47,662)	(17,687)	621,050	445,961
Total liabilities, redeemable non-controlling interests and equity	$94,181	$127,922	$122,369	$119,753	$908,227	$549,955

175

UNAUDITED SELECTED PRO FORMA COMBINED FINANCIAL DATA

The following tables set forth unaudited selected pro forma combined financial data for Sierra, MCC, and MDLY as the Combined Company after giving effect to the Mergers. The information as of June 30, 2018 is presented as if the Mergers had been completed on June 30, 2018. The unaudited pro forma combined financial data for the six months ended June 30, 2018 and twelve months ended December 31, 2017 are presented as if the Mergers had been completed on January 1, 2017. Such unaudited pro forma combined financial data is based on the historical financial statements of Sierra, MCC, and MDLY from publicly available information and certain assumptions and adjustments as discussed in Note 3 and Note 4 of the accompanying notes to the pro forma condensed combined financial statements in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements.” In the opinion of management, adjustments necessary to reflect the direct effect of the Mergers have been made. The MCC Merger will be accounted for under the acquisition method of accounting in accordance with ASC 805, Business Combinations (“ASC 805”) and the MDLY Merger will be accounted for as an acquisition of an investment in accordance with ASC 946, Financial Services – Investment Companies. See section entitled “Accounting Treatment” for additional information.

The unaudited pro forma combined financial data should be read together with the respective historical audited and unaudited consolidated financial statements and related notes of Sierra, MCC, and MDLY included in this Joint Proxy Statement/Prospectus. The unaudited pro forma combined financial data are presented for illustrative purposes only and do not necessarily indicate what the future operating results or financial position of the Combined Company will be following completion of the Mergers. The unaudited pro forma combined financial data does not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the Mergers. Additionally, the unaudited pro forma combined financial data does not include any estimated increase or decrease in net assets resulting from operations or other asset sales and repayments that are not already reflected that may occur between June 30, 2018 and the completion of the Mergers.

Sierra, MCC, and MDLY cannot assure you that the Mergers will be completed as scheduled, or at all. See “Description of the Mergers,” “Description of the MCC Merger Agreement,” and “Description of the MDLY Merger Agreement” for a description of the terms of the Mergers, and “Risk Factors” for a description of the principal risks relating to the Mergers, the Combined Company following the successful completion of the Mergers, Sierra, MCC, and MDLY.

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
	(Amounts in thousands)
Total investment income	$83,440	$221,117
Total expense	52,480	128,065
Investment income before excise tax	30,960	93,052
Excise tax expense	24	370
Net investment income	30,936	92,682
Net realized and unrealized losses on investment and extinguishment of debt	(89,944)	(126,759)
Net decrease in net assets resulting from operations	$(59,008)	$(34,077)

	Actual Sierra as of June 30, 2018	Pro Forma Combined Company as of June 30, 2018
	(Amounts in thousands)
Total assets	$1,103,366	$2,019,604
Total debt	$380,618	$855,134
Net assets	$703,974	$1,130,474

176

UNAUDITED PRO FORMA COMBINED PER SHARE DATA

The following selected unaudited combined pro forma per share information for the six months ended June 30, 2018 and for the twelve months ended December 31, 2017 is presented as if the Mergers had been completed on January 1, 2017. The unaudited pro forma combined NAV per share of the Combined Company Common Stock outstanding reflects the Mergers as if they had been completed on June 30, 2018.

Such unaudited pro forma combined per share information is based on the historical consolidated financial statements of Sierra, MCC, and MDLY from publicly available information and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements.” This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of the Combined Company would have been had the Mergers been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position of the Combined Company following the completion of the Mergers. The following should be read in connection with the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” and other information included in or incorporated by reference into this Joint Proxy Statement/Prospectus.

Sierra, MCC, and MDLY cannot assure you that the Mergers will be completed as scheduled, or at all. See “Description of the Mergers,” “Description of the MCC Merger Agreement,” and “Description of the MDLY Merger Agreement” for a description of the terms of the Mergers, and “Risk Factors” for a description of the principal risks relating to the Mergers, the Combined Company following the successful completion of the Mergers, Sierra, MCC, and MDLY.

	As of and For the Six Months Ended June 30, 2018						For the Year Ended December 31, 2017
	Sierra	MCC	MDLY	Pro forma Combined Sierra	Per Share Equivalent MCC (3)	Per Share Equivalent MDLY (3)	Sierra	MCC	MDLY	Pro forma Combined Sierra	Per Share Equivalent MCC (3)	Per Share Equivalent MDLY (3)
Net Increase (Decrease) in Net Assets Resulting from Operations:
Basic	$(0.07)	$(1.02)	$(0.34)	$(0.38)	$(0.31)	$(0.15)	$0.13	$(0.98)	$0.07	$(0.22)	$(0.18)	$(0.08)
Diluted	$(0.07)	$(1.02)	$(0.34)	$(0.38)	$(0.31)	$(0.15)	$0.13	$(0.98)	$0.07	$(0.22)	$(0.18)	$(0.08)
Cash Dividends Declared (1)	$0.32	$0.26	$0.40	N/A	N/A	N/A	$0.64	$0.70	$0.80	N/A	N/A	N/A
Net Asset Value per Share(2)	$7.27	$6.43	$(1.65)	$7.42	$5.97	$2.85

(1)	Cash dividends declared per share represent actual dividends declared per share for the periods presented. The pro forma combined cash dividends declared are not presented as the dividend policy of the Combined Company will be determined by the Combined Company Board following the completion of the Mergers.

(2)	The pro forma combined NAV per share is computed by dividing the pro forma combined net assets as of June 30, 2018 by the pro forma combined number of shares outstanding. For MDLY, the amount represents its book value per MDLY Class A Common Stock as of June 30, 2018.

(3)	The MCC equivalent pro forma per share amount is calculated by multiplying the pro forma consolidated Combined Company per share amounts by the exchange ratio under the MCC Merger Agreement of 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock. The MDLY equivalent pro forma per share amount is calculated by multiplying the pro forma consolidated Combined Company per share amounts by the exchange ratio under the MDLY Merger Agreement of 0.3836 shares of Sierra Common Stock for each share of MDLY Class A Common Stock.

177

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Joint Proxy Statement/Prospectus contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, and other securities laws, including statements regarding the Mergers and any benefits of the Mergers and the future performance or financial condition of Sierra, MCC, MDLY, or, following the consummation of the Mergers, the Combined Company. Statements that include the words such as “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and negatives or derivatives of these or similar statements of a future or forward-looking nature identify forward-looking statements in this Joint Proxy Statement/Prospectus for purposes of the U.S. federal securities laws or otherwise. The forward-looking statements contained in this Joint Proxy Statement/Prospectus involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•	the failure of any closing condition relating to the Mergers described herein to be satisfied or waived, including, but not limited to, the requisite approvals of the Sierra Stockholders, the MCC Stockholders, and the MDLY Stockholders;

•	the Companies’ ability to successfully consummate the Mergers, and the anticipated timing of their completion;

•	the ability of the Combined Company to successfully combine the investment portfolios of Sierra and MCC, and its ability to successfully integrate the businesses and administrative operations of Sierra, MCC, and MDLY if the Mergers are consummated;

•	the market performance of the Combined Company’s portfolio;

•	the Combined Company’s ability to invest its portfolio of cash in a timely manner following the closing of the Mergers;

•	the Combined Company’s current and expected financings and investments;

•	Sierra’s ability to successfully take all actions reasonably required with respect to certain outstanding indebtedness of MCC and MDLY to prevent any material adverse effect relating thereto;

•	the likelihood of obtaining certain required approvals of the SEC and the SBA and the necessary consents of certain third-party advisory clients of MDLY and third party joint venture partners of Sierra and MCC;

•	the impact of any applicable waiting period (and any extension thereof) applicable to the Mergers under the HSR Act, or whether such waiting period shall have expired or been terminated;

•	the possibility that competing offers or acquisition proposals related to either the MCC Merger or the MDLY Merger will be made and, if made, could be successful;

•	the costs and expenses that Sierra, MCC, and MDLY have incurred, and will incur, in connection with the Mergers (whether or not they are consummated);

•	the impact that any litigation relating to the Mergers may have on any of Sierra, MCC, and MDLY;

•	that statements with respect to future dividends may prove to be incorrect;

•	the ability of portfolio companies to pay interest and principal in the future, or to achieve their investment or business objectives;

178

•	the ability of MDLY to grow its fee earning assets under management;

•	the ability of the Combined Company to locate suitable investments and to monitor and administer the Combined Company’s investments;

•	the likelihood that the Combined Company will trade with more volume and perform better than Sierra, MCC, and MDLY did as standalone companies prior to the Mergers;

•	the potential negative effects of entering into and announcing the MCC Merger Agreement and the MDLY Merger Agreement on the trading volume and market price of MCC Common Stock or MDLY Class A Common Stock;

•	the future operating results and business prospects of Sierra, MCC, and MDLY, if the Mergers are not consummated, or of the Combined Company, if the Mergers are consummated;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the capital markets, which could impact the value of Sierra’s, MCC’s, or, following the completion of the Mergers, the Combined Company’s assets;

•	changes in laws or regulations that could impact the industry, operations, or value of assets of Sierra, MCC, MDLY, or, following the Mergers, the Combined Company, as applicable; and

•	the ability for the Combined Company to maintain its qualification as a RIC and operate as a BDC.

The foregoing list of factors is not exhaustive. The forward-looking statements included in this Joint Proxy Statement/Prospectus have been based on information available to Sierra, MCC, and MDLY, as appropriate, on the date of this Joint Proxy Statement/Prospectus and neither Sierra, MCC, nor MDLY assumes any obligation to update any such forward-looking statements except as may be required by applicable law. You are encouraged to consult any additional disclosures that Sierra, MCC, or MDLY may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Sierra’s, MCC’s and MDLY’s, and, following the Mergers, the Combined Company’s and Merger Sub’s actual results and conditions could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth above in “Risk Factors” and elsewhere in this Joint Proxy Statement/Prospectus. You should not place undue reliance on forward-looking statements.

179

THE SIERRA SPECIAL MEETING

Date, Time and Place of the Sierra Special Meeting

The Sierra Special Meeting will take place on [       ], 2018 at [       ], Eastern Time, at [             ].

Sierra encourages you to designate how your shares will be voted at the Sierra Special Meeting by granting a proxy authorizing a proxy holder to vote your shares. If you properly sign and date the accompanying proxy card, and Sierra receives your proxy card or vote prior to the Sierra Special Meeting, the persons named as proxies will vote your shares of Sierra Common Stock in the manner that you specify. Sierra Stockholders of record on the Sierra Record Date (as defined below) may also vote via the Internet or by telephone prior to the Sierra Special Meeting, or authorize a proxy to vote their shares. Sierra Stockholders entitled to vote at the Sierra Special Meeting who are interested in voting via the Internet or by telephone should review the specific instructions shown on the enclosed proxy card. The Internet and telephone procedures shown on the enclosed proxy card are designed to authenticate the Sierra Stockholder’s identity and to allow Sierra Stockholders to cause the vote of their shares of Sierra Common Stock at the Sierra Special Meeting.

Purpose of the Sierra Special Meeting

At the Sierra Special Meeting, Sierra Stockholders will be asked to consider and vote on the following proposals:

1)	a proposal to approve the MCC Merger;
2)	a proposal to approve the MDLY Merger;
3)	a proposal to approve the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable;
4)	a proposal to adopt the Sierra Incentive Plan;
5)	a proposal to adopt the Sierra Charter Amendments;

6)	a proposal to approve the Combined Company Investment Advisory Agreement; and

7)	a proposal to approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

For more information, see “Description of the Mergers,” “Description of the MCC Merger Agreement,” “Description of the MDLY Merger Agreement,” “Sierra Proposal #1: Approval of the MCC Merger,” “Sierra Proposal #2: Approval of the MDLY Merger,” “Sierra Proposal #3: Issuance of the Shares of Sierra Common Stock to be Issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a Price Below its Then Current NAV per Share, if applicable,” “Sierra Proposal #4: Adoption of the Sierra Incentive Plan,” “Sierra Proposal #5: Adoption of the Sierra Charter Amendments,” “Sierra Proposal #6: Approval of the Combined Company Investment Advisory Agreement,” and “Sierra Proposal #7: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

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BASED UPON THE RECOMMENDATION OF THE SIERRA SPECIAL COMMITTEE, THE SIERRA BOARD UNANIMOUSLY RECOMMENDS THAT SIERRA STOCKHOLDERS VOTE:

•	“FOR” THE APPROVAL of the MCC Merger.

•	“FOR” the APPROVAL of the MDLY Merger.

•	“FOR” the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable.

•	“FOR” the adoption of the Sierra INCENTIVE Plan.

•	“FOR” the adoption of the Sierra charter Amendments.

•	“FOR” THE APPROVAL OF THE COMBINED COMPANY INVESTMENT ADVISORY AGREEMENT.

•	“FOR” the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

Record Date

The Sierra Record Date for the Sierra Special Meeting is the close of business on [        ], 2018. As of the Sierra Record Date, there were [        ] shares of Sierra Common Stock outstanding and entitled to vote, held by approximately [        ] holders of record. The Sierra Record Date was established by the Sierra Board and only Sierra Stockholders as of such date are entitled to receive notice of the Sierra Special Meeting and to vote at the Sierra Special Meeting. In the event that the Sierra Special Meeting is adjourned or postponed, Sierra Stockholders as of the Sierra Record Date would be entitled to vote at the adjourned or postponed Sierra Special Meeting (unless the Sierra Board fixes a new record date for the Sierra Special Meeting). See “— Vote Required” below.

Quorum and Adjournments

A quorum is required to be present in order to conduct business at the Sierra Special Meeting. The presence, in person or by proxy, of the holders of one-third of the outstanding shares of Sierra Common Stock as of the Sierra Record Date will constitute a quorum for the purposes of the Sierra Special Meeting. Proxies properly executed and marked with a positive vote, a negative vote or an abstention will be considered present at the Sierra Special Meeting for purposes of determining whether a quorum is present for the transaction of all business at the Sierra Special Meeting.

Sierra Stockholders will be asked to consider a proposal to adjourn the Sierra Special Meeting to solicit additional proxies, if necessary or appropriate. Such adjournment will be permitted if approved by a majority of the votes cast by the holders of Sierra Common Stock as of the Sierra Record Date present or represented by proxy at the Sierra Special Meeting, whether or not a quorum exists. Abstentions and “broker non-votes” shall not be counted a votes cast on the adjournment proposal and will have no effect on the adjournment vote. In addition, the chairman of the Sierra Special Meeting will have the authority to adjourn the Sierra Special Meeting from time-to-time for any reason without notice and without the vote or approval of the stockholders.

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Vote Required

Sierra Proposal #1: Approval of the MCC Merger.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the MCC Merger. The holders of a majority of the outstanding shares of Sierra Common Stock as of the Sierra Record Date must affirmatively vote “FOR” the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

Sierra Proposal #2: Approval of the MDLY Merger.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the MDLY Merger. The holders of a majority of the outstanding shares of Sierra Common Stock as of the Sierra Record Date must affirmatively vote “FOR” the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

Sierra Proposal #3. Issuance of the Shares of Sierra Common Stock to be Issued Pursuant to Each of the MCC Merger Agreement and the MDLY Merger Agreement at a Price Below its Then Current NAV per Share, if applicable.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable.

Under the MCC Merger Agreement, the exchange ratio of 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock to be exchanged in the MCC Merger was fixed on August 9, 2018, the date of the signing of the MCC Merger Agreement. Under the MDLY Merger Agreement, the exchange ratio of 0.3836 shares of Sierra Common Stock, and the amount of cash merger consideration and other payments, for each share of MDLY Class A Common Stock was fixed on August 9, 2018, the date of the signing of the MDLY Merger Agreement. Each exchange ratio was determined taking into account the NAV per share of Sierra Common Stock as of June 30, 2018, and is not subject to adjustment based on changes in the NAV per share of Sierra Common Stock, MCC Common Stock or MDLY Common Stock.  In that regard, regardless of the date on which the Mergers are consummated and the resulting date on which the shares of Sierra Common Stock are issued, the exchange ratios upon which the shares of Sierra Common Stock will be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement will still be based upon the NAV per share of Sierra Common Stock as of June 30, 2018.

Notwithstanding the foregoing, for the avoidance of doubt, Sierra is seeking approval for the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share in the event that at the time of such issuance, Sierra’s then current NAV per share is greater than the value of the shares of MCC Common Stock or MDLY Class A Common Stock being exchanged.

Under the Investment Company Act, Sierra is not permitted to issue Sierra Common Stock at a price below its then current NAV per share unless such issuance is approved by the Sierra Stockholders and, in certain cases, the Sierra Board makes certain determinations.

Sierra Proposal #3 will be approved if a majority of the holders of (1) the outstanding shares of Sierra Common Stock and (2) the outstanding shares of Sierra Common Stock held by persons who are not affiliated persons of Sierra, each vote “FOR” the proposal. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Sierra Board would need to make certain determinations as required under the Investment Company Act. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” the proposal. If the then current NAV per share of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement is equal to or below the value of the shares of MCC Common Stock or MDLY Class A Common Stock being exchanged, then Sierra Stockholder approval of this proposal will not be required in order to complete the Mergers.

Assuming the Mergers had been completed on June 30, 2018, based on the financial information of Sierra, MCC, and MDLY as of June 30, 2018 as set forth in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements,” the shares of the Combined Company Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement would have been issued at a price of $7.27 per share, which was the NAV per share of Sierra Common Stock as of June 30, 2018.

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Sierra Proposal #4. Adoption of the Sierra Incentive Plan.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to adopt the Sierra Incentive Plan. The majority of the votes cast by the holders of Sierra Common Stock as of the Sierra Record Date present or represented by proxy at the Sierra Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions  have the same effect as votes cast against the proposal, while “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.

Sierra Proposal #5. Adoption of the Sierra Charter Amendments.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposals to adopt certain amendments to the Sierra Charter, set forth herein as “Sierra Proposal #5(A)”, “Sierra Proposal #5(B)”, “Sierra Proposal #5(C)”, “Sierra Proposal #5(D)”, and “Sierra Proposal #5(E)”. As described more fully below, depending upon the specific amendment, the requisite affirmative vote required to approve such amendment will vary.

•	Charter Amendment Proposal #5(A)(i) through (A)(xi) – conform certain provisions in the Sierra Charter more closely to provisions in the charters of other BDCs whose securities are listed and publicly traded on a national securities exchange (“Listed BDCs”) by removing provisions previously required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”) and removing certain provisions that could impose unnecessary administrative burdens and expenses on Sierra arising from potential inconsistencies with the MGCL, the Investment Company Act and the listing rules of the NYSE, including amending provisions regarding (i) Sierra’s investment adviser, (ii) certain affiliated transactions, (iii) the offering of stock on a deferred-payment basis, (iv) distributions, (v) stockholder suitability and admission, (vi) share repurchase obligations, (vii) investment objectives and limitations, (viii) roll-ups, (ix) exculpation, indemnification, advancement of expenses and insurance, (x) stockholder access to reports and inspection of books and records, and (xi) certain conforming changes and other ministerial modifications (Charter Amendment Proposals (A)(i) through (A)(xi)).

The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of each of Charter Amendment Proposals #5(A)(i) through (A)(xi) in order for it to be approved. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of Charter Amendment Proposals #5(A)(i) through (A)(xi).

•	Charter Amendment Proposal #5(B) – eliminate certain additional voting rights of Sierra Stockholders, including the right to direct that the Sierra Board to cause Sierra to (i) amend the Sierra Charter, (ii) dissolve Sierra, (iii) approve the sale of all or substantially all of the assets of Sierra, or (iv) cause the merger or other reorganization of Sierra.

The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(B). Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Charter Amendment Proposal #5(B).

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•	Charter Amendment Proposal #5(C) – eliminate the ability of the Sierra Stockholders to cause the dissolution of Sierra without the necessity for concurrence by the Sierra Board.

The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(C). Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Charter Amendment Proposal #5(C).

•	Charter Amendment Proposal #5(D) – permit the Sierra Stockholders, in addition to the Sierra Board, to adopt, alter or repeal any provision of the Sierra Bylaws and make new bylaws if such action is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter.

The holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(D). Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Charter Amendment Proposal #5(D).

•	Charter Amendment Proposal #5(E) – remove language pertaining to the resolution of any conflict between the MGCL, the Sierra Charter, and the Sierra Bylaws, on the one hand, and the NASAA Guidelines, on the other hand, from that section of the Sierra Charter delegating such authority to the Sierra Board.

The holders of shares of Sierra Common Stock entitled to cast at least two-thirds of all the votes entitled to be cast as of the Sierra Record Date must affirmatively vote “FOR” the approval of Charter Amendment Proposal #5(E). Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Charter Amendment Proposal #5(E).

Sierra Proposal #6: Approval of the Combined Company Investment Advisory Agreement

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Sierra Proposal #6. Sierra Proposal #6 will be approved if a majority of the holders of (1) the outstanding shares of Sierra Common Stock as of the Sierra Record Date and (2) the outstanding shares of Sierra Common Stock as of the Sierra Record Date held by persons who are not affiliated persons of Sierra, each must affirmatively vote “FOR” the proposal. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal

Sierra Proposal #7: Adjournment of the Sierra Special Meeting to Solicit Additional Proxies, if necessary or appropriate.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on the proposal to approve the adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals. A majority of the votes cast by the holders of Sierra Common Stock as of the Sierra Record Date present or represented by proxy at the Sierra Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

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Voting of Directors and Executive Officers

At the close of business on [       ], 2018, Sierra’s executive officers and directors owned beneficially or of record [       ] shares of Sierra Common Stock, representing approximately [       ]% of the outstanding shares of Sierra Common Stock on that date.

Voting Methods

Whether or not you plan to attend the Sierra Special Meeting, Sierra encourages you to vote by proxy to ensure your vote is counted. You may still attend the Sierra Special Meeting and vote in person, even if you have already voted by proxy. A Sierra Stockholder may submit a proxy or vote shares of Sierra Common Stock by any of the following methods:

●	By Telephone or the Internet. Sierra Stockholders can cause their shares of Sierra Common Stock to be voted by authorizing proxies via telephone or the Internet as instructed in the proxy card or the voting instruction form. The telephone and Internet procedures are designed to authenticate a Sierra Stockholder’s identity, to allow Sierra Stockholders to cause their shares to be voted and to confirm that their instructions have been properly recorded.
●	By Mail. Sierra Stockholders who receive a paper proxy card or voting instruction form or request a paper proxy card or voting instruction form by telephone or the Internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For Sierra Stockholders of record, proxy cards submitted by mail must be received by the date and time of the Sierra Special Meeting. For Sierra Stockholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by such Sierra Stockholder’s broker, bank or other nominee for the shares of Sierra Common Stock to be voted.
●	By Attending In Person. Shares of Sierra Common Stock held in a Sierra Stockholder’s name as the Sierra Stockholder of record on the Sierra Record Date may be voted by such Sierra Stockholder in person at the Sierra Special Meeting. Shares of Sierra Common Stock held beneficially by a Sierra Stockholder in street name on the Sierra Record Date may be voted by such Sierra Stockholder in person at the Sierra Special Meeting only if such Sierra Stockholder obtains a legal proxy from the broker, bank or other nominee that holds such Sierra Stockholder’s shares of Sierra Common Stock giving such Sierra Stockholder the right to vote the shares of Sierra Common Stock and brings that proxy to the Sierra Special Meeting.

For shares of Sierra Common Stock held through a broker, bank or other nominee, a Sierra Stockholder may vote by submitting voting instructions to the broker, bank or nominee.

Voting of Proxies

A proxy is a stockholder’s legal designation of another person to vote the stock that such stockholder owns. That other person is called a proxy. If a stockholder designates someone as a proxy in a written document, that document is also called a proxy or a proxy card. [       ] and [       ] have been designated as proxies by the Sierra Board for the Sierra Special Meeting.

All shares of Sierra Common Stock represented by properly executed proxies received in time for the Sierra Special Meeting will be voted in the manner specified by Sierra Stockholders submitting those proxies, unless validly revoked or withdrawn prior to the Sierra Special Meeting. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of each matter to be voted on at the Sierra Special Meeting. Sierra Stockholders may also instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card.

Under the MGCL and the Sierra Bylaws, only the matters stated in the Notice of Special Meeting will be presented for action at the Sierra Special Meeting or at any adjournment or postponement of the Sierra Special Meeting.

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If a Sierra Stockholder holds shares of Sierra Common Stock in an account through a broker, bank or other institution or nominee, the institution or nominee will not vote the Sierra Stockholder’s shares unless such Sierra Stockholder provides instructions to the institution or nominee on how to vote their shares of Sierra Common Stock. These Sierra Stockholders should instruct their institution or nominee how to vote their shares by following the voting instructions provided by each institution or nominee. Such Sierra Stockholders may vote such shares at the Sierra Special Meeting only if the Sierra Stockholder obtains proper written authority from such institution or nominee and presents it at the Sierra Special Meeting.

Revocability of Proxies

Any Sierra Stockholder of record (i.e., a Sierra Stockholder holding shares of Sierra Common Stock directly in such Sierra Stockholder’s name) submitting a valid proxy for the Sierra Special Meeting may revoke it before it is exercised by (i) submitting a later dated properly executed proxy, (ii) submitting notice of revocation to Sierra in writing before or at the Sierra Special Meeting, (iii) attending the Sierra Special Meeting and voting at the Sierra Special Meeting or (iv) voting electronically, as described above. However, the mere presence at the Sierra Special Meeting by the Sierra Stockholder does not revoke the proxy. If the Sierra Stockholder’s shares are held in an account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Sierra Special Meeting, the Sierra Stockholder must contact such broker, bank or other institution or nominee to determine how to revoke the Sierra Stockholder’s vote in accordance with the policies of the broker, bank or other institution or nominee a sufficient time in advance of the Sierra Special Meeting.

Unless revoked as stated above, the shares of Sierra Common Stock represented by valid proxies will be voted on all matters to be acted upon at the Sierra Special Meeting. Sierra Stockholders may revoke a proxy by any of these methods regardless of the method used to deliver a Sierra Stockholder’s previous proxy.

Solicitation of Proxies

Under the MCC Merger Agreement and the MDLY Merger Agreement, all fees and expenses incurred in connection with the MCC Merger Agreement and the MDLY Merger Agreement, and the transactions contemplated thereby, including the MCC Merger and the MDLY Merger, as the case may be, are to be paid by the party incurring such fees or expenses; provided, that the costs and expenses of preparing, filing, printing and mailing this Registration Statement on Form N-14 and this Joint Proxy Statement/Prospectus, all other filing fees and amounts paid to the SEC in connection with the Mergers, and the fees of any HSR Act filing shall be borne equally by Sierra, MCC, and MDLY.

Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Sierra Common Stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom Sierra, MCC, and MDLY will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Sierra’s investment adviser or Sierra’s administrator, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from Sierra Stockholders.

Sierra has engaged the services of Alliance Advisors LLC, for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $242,000, plus reimbursement of certain expenses and fees for additional services requested. Please note that Alliance Advisors LLC may solicit proxies by telephone on behalf of Sierra. They will not attempt to influence how Sierra Stockholders vote their shares of Sierra Common Stock, but only ask that Sierra Stockholders take the time to authorize their respective proxies. Sierra Stockholders may also be asked if they would like to authorize a proxy over the telephone and to have their voting instructions transmitted to Sierra’s proxy solicitor.

Sierra will mail a copy of this Joint Proxy Statement/Prospectus, including the Notice of Special Meeting and the proxy card included with these materials, to each holder of record of Sierra Common Stock as of the Sierra Record Date.

Dissenters’ Rights

Sierra Stockholders do not have the right to exercise dissenters’ rights with respect to any matter to be voted upon at the Sierra Special Meeting.

Independent Tabulator

Sierra will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results of the Sierra Special Meeting.

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THE MCC SPECIAL MEETING

Date, Time and Place of the MCC Special Meeting

The MCC Special Meeting will take place on [       ], 2018 at [       ], Eastern Time, at [              ].

MCC encourages you to vote your shares prior to the MCC Special Meeting, either via the Internet, by telephone, or by granting a proxy authorizing a proxy holder to vote your shares. If you properly sign and date the accompanying WHITE proxy card, and MCC receives your proxy card or vote prior to the MCC Special Meeting, the persons named as proxies will vote your shares of MCC Common Stock in the manner that you specify. MCC Stockholders of record on the MCC Record Date (as defined below) may also vote via the Internet or by telephone prior to the MCC Special Meeting, or authorize a proxy to vote their shares. MCC Stockholders entitled to vote at the MCC Special Meeting who are interested in voting via the Internet or by telephone should review the specific instructions shown on the enclosed proxy card. The Internet and telephone procedures shown on the enclosed proxy card are designed to authenticate the MCC Stockholder’s identity and to allow MCC Stockholders to cause the vote of their shares of MCC Common Stock at the MCC Special Meeting.

Purpose of the MCC Special Meeting

At the MCC Special Meeting, MCC Stockholders will be asked to consider and vote on the following proposals:

1)	a proposal to approve the adoption of the MCC Merger Agreement; and
2)	a proposal to approve the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

For more information, see “Description of the Mergers,” “Description of the MCC Merger Agreement,” “MCC Proposal #1: Approval of the Adoption of the MCC Merger Agreement,” and “MCC Proposal #2: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

BASED UPON THE RECOMMENDATION OF THE MCC SPECIAL COMMITTEE, THE MCC BOARD UNANIMOUSLY RECOMMENDS THAT MCC STOCKHOLDERS VOTE:

●	“FOR” THE approval of the adoption of the MCC Merger Agreement.

●	“FOR” the adjournment of the mcc Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the mCC Special Meeting to approve the ADOPTION OF THE MCC MERGER AGREEMENT.

Record Date

The MCC Record Date for the MCC Special Meeting is the close of business on [        ], 2018. As of the MCC Record Date, there were [        ] shares of MCC Common Stock outstanding and entitled to vote, held by approximately [        ] holders of record. The MCC Record Date was established by the MCC Board and only MCC Stockholders as of such date are entitled to receive notice of the MCC Special Meeting and to vote at the MCC Special Meeting. In the event that the MCC Special Meeting is adjourned or postponed, MCC Stockholders as of the MCC Record Date would be entitled to vote at the adjourned or postponed MCC Special Meeting (unless the MCC Board fixes a new record date for the MCC Special Meeting). See “— Vote Required” below.

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Quorum and Adjournments

A quorum is required to be present in order to conduct business at the MCC Special Meeting. The presence, in person or by proxy, of the holders of a majority of outstanding shares of MCC Common Stock as of the MCC Record Date will constitute a quorum for the purposes of the MCC Special Meeting. Proxies properly executed and marked with a positive vote, a negative vote or an abstention will be considered present at the MCC Special Meeting for purposes of determining whether a quorum is present for the transaction of all business at the MCC Special Meeting.

MCC Stockholders will also be asked to consider a proposal to adjourn the MCC Special Meeting for the solicitation of additional votes, if necessary or appropriate. Such adjournment will be permitted if approved by a majority of the votes cast by the holders of shares of MCC Common Stock present in person or by proxy at the MCC Special Meeting, whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. Abstentions and “broker non-votes” shall not be counted a votes cast on the adjournment proposal and will have no effect on the adjournment vote. In addition, a majority of MCC Board present at the MCC Special Meeting will have the authority to adjourn the MCC Special Meeting from time-to-time for any reason and without the vote or approval of MCC Stockholders.

Vote Required

MCC Proposal #1: Approval of the Adoption of the MCC Merger Agreement.

MCC Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the adoption of the MCC Merger Agreement. A majority of the outstanding shares of MCC Common Stock as of the MCC Record Date must affirmatively vote “FOR” the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

MCC Proposal #2: Adjournment of the MCC Special Meeting to Solicit Additional Proxies, if necessary or appropriate.

MCC Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement. A majority of the votes cast by the holders of MCC Common Stock as of the MCC Record Date present or represented by proxy at the MCC Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

Voting of Directors and Executive Officers

At the close of business on [        ], 2018, MCC’s executive officers and directors owned beneficially or of record [       ] shares of MCC Common Stock, representing approximately [       ]% of the outstanding shares of MCC Common Stock on that date.

Voting Methods

Whether or not you plan to attend the MCC Special Meeting, MCC encourages you to vote by proxy to ensure your vote is counted. You may still attend the MCC Special Meeting and vote in person, even if you have already voted by proxy. A MCC Stockholder may submit a proxy or vote shares of MCC Common Stock by any of the following methods:

●	By Telephone or the Internet. MCC Stockholders can cause their shares of MCC Common Stock to be voted by authorizing proxies via telephone or the Internet as instructed in the proxy card or the voting instruction form. The telephone and Internet procedures are designed to authenticate a MCC Stockholder’s identity, to allow MCC Stockholders to cause their shares to be voted and to confirm that their instructions have been properly recorded.

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●	By Mail. MCC Stockholders who receive a paper proxy card or voting instruction form or request a paper proxy card or voting instruction form by telephone or the Internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For MCC Stockholders of record, proxy cards submitted by mail must be received by the date and time of the MCC Special Meeting. For MCC Stockholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by such MCC Stockholder’s broker, bank or other nominee for the shares of MCC Common Stock to be voted.

●	By Attending In Person. Shares of MCC Common Stock held in a MCC Stockholder’s name as the MCC Stockholder of record on the MCC Record Date may be voted by such MCC Stockholder in person at the MCC Special Meeting. Shares of MCC Common Stock held beneficially by a MCC Stockholder in street name on the MCC Record Date may be voted by such MCC Stockholder in person at the MCC Special Meeting only if such MCC Stockholder obtains a legal proxy from the broker, bank or other nominee that holds such MCC Stockholder’s shares of MCC Common Stock giving such MCC Stockholder the right to vote the shares of MCC Common Stock and brings that proxy to the MCC Special Meeting.

For shares of MCC Common Stock held through a broker, bank or other nominee, a MCC Stockholder may vote by submitting voting instructions to the broker, bank or nominee.

Voting of Proxies

A proxy is a stockholder’s legal designation of another person to vote the stock that such stockholder owns. That other person is called a proxy. If a stockholder designates someone as a proxy in a written document, that document is also called a proxy or a proxy card. [       ] and [        ] have been designated as proxies by the MCC Board for the MCC Special Meeting.

All shares of MCC Common Stock represented by properly executed proxies received in time for the MCC Special Meeting will be voted in the manner specified by MCC Stockholders submitting those proxies, unless validly revoked or withdrawn prior to the MCC Special Meeting. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of each matter to be voted on at the MCC Special Meeting. MCC Stockholders may also instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card.

Under the DGCL and the MCC Bylaws, only the matters stated in the Notice of Special Meeting will be presented for action at the MCC Special Meeting or at any adjournment or postponement of the MCC Special Meeting.

If a MCC Stockholder holds shares of MCC Common Stock in an account through a broker, bank or other institution or nominee, the institution or nominee will not vote such MCC Stockholder’s shares unless such MCC Stockholder provides instructions to the institution or nominee on how to vote their shares of MCC Common Stock. These MCC Stockholders should instruct their institution or nominee how to vote their shares of MCC Common Stock by following the voting instructions provided by each institution or nominee. Such MCC Stockholders may vote such shares of MCC Common Stock at the MCC Special Meeting only if the MCC Stockholder obtains proper written authority from such institution or nominee and presents it at the MCC Special Meeting.

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Revocability of Proxies

Any MCC Stockholder of record (i.e., a MCC Stockholder holding shares of MCC Common Stock directly in such MCC Stockholder’s name) submitting a valid proxy for the MCC Special Meeting may revoke it before it is exercised by (i) submitting a later dated properly executed proxy, (ii) submitting notice of revocation to MCC in writing before or at the MCC Special Meeting, (iii) attending the MCC Special Meeting and voting at the MCC Special Meeting or (iv) voting electronically, as described above. However, the mere presence at the MCC Special Meeting by the MCC Stockholder does not revoke the proxy. If the MCC Stockholder’s shares are held in an account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the MCC Special Meeting, the MCC Stockholder must contact such broker, bank or other institution or nominee to determine how to revoke the MCC Stockholder’s vote in accordance with the policies of the broker, bank or other institution or nominee a sufficient time in advance of the MCC Special Meeting.

Unless revoked as stated above, the shares of MCC Common Stock represented by valid proxies will be voted on all matters to be acted upon at the MCC Special Meeting. MCC Stockholders may revoke a proxy by any of these methods regardless of the method used to deliver a MCC Stockholder’s previous proxy.

Solicitation of Proxies

Under the MCC Merger Agreement, all fees and expenses incurred in connection with the MCC Merger, the MCC Merger Agreement, and the transactions contemplated by the MCC Merger Agreement are to be paid by the party incurring such fees or expenses; provided, that the costs and expenses of preparing, filing, printing and mailing this Registration Statement on Form N-14 and this Joint Proxy Statement/Prospectus, all other filing fees and amounts paid to the SEC in connection with the MCC Merger, and the fees of any HSR Act filing shall be borne equally by MCC and Sierra.

Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of MCC Common Stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom Sierra, MCC, and MDLY will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of MCC’s investment adviser or MCC’s administrator, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from MCC Stockholders.

MCC has engaged the services of Alliance Advisors LLC, for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $242,000, plus reimbursement of certain expenses and fees for additional services requested. Please note that Alliance Advisors LLC may solicit proxies by telephone on behalf of MCC. They will not attempt to influence how MCC Stockholders vote their shares of MCC Common Stock, but only ask that MCC Stockholders take the time to authorize their respective proxies. MCC Stockholders may also be asked if they would like to authorize a proxy over the telephone and to have their voting instructions transmitted to MCC’s proxy solicitor.

MCC will mail a copy of this Joint Proxy Statement/Prospectus, including the Notice of Special Meeting and the proxy card included with these materials, to each holder of record of MCC Common Stock on the MCC Record Date.

Dissenters’ Rights

MCC Stockholders do not have the right to exercise dissenters’ rights with respect to any matter to be voted upon at the MCC Special Meeting.

Independent Tabulator

MCC will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results of the MCC Special Meeting.

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THE MDLY SPECIAL MEETING

Date, Time and Place of the MDLY Special Meeting

The MDLY Special Meeting will take place on [        ], 2018 at [        ], Eastern Time, at [              ].

MDLY encourages you to vote your shares prior to the MDLY Special Meeting, either via the Internet, by telephone, or by granting a proxy authorizing a proxy holder to vote your shares. If you properly sign and date the accompanying proxy card, and MDLY receives your proxy card or vote prior to the MDLY Special Meeting, the persons named as proxies will vote your shares of MDLY Common Stock in the manner that you specify. MDLY Stockholders of record on the MDLY Record Date (as defined below) may also vote via the Internet or by telephone prior to the MDLY Special Meeting, or authorize a proxy to vote their shares. MDLY Stockholders entitled to vote at the MDLY Special Meeting who are interested in voting via the Internet or by telephone should review the specific instructions shown on the enclosed proxy card. The Internet and telephone procedures shown on the enclosed proxy card are designed to authenticate the MDLY Stockholder’s identity and to allow MDLY Stockholders to cause the vote of their shares of MDLY Common Stock at the MDLY Special Meeting.

Purpose of the MDLY Special Meeting

At the MDLY Special Meeting, MDLY Stockholders will be asked to consider and vote on the following proposals:

1)	a proposal to approve the adoption of the MDLY Merger Agreement; and
2)	a proposal to approve the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

For more information, see “Description of the Mergers,” “Description of the MDLY Merger Agreement,” “MDLY Proposal #1: Approval of the adoption of the MDLY Merger Agreement,” and “MDLY Proposal #2: Possible Adjournment to Solicit Additional Proxies, if Necessary or Appropriate.”

BASED UPON THE RECOMMENDATION OF THE MDLY SPECIAL COMMITTEE, THE MDLY BOARD UNANIMOUSLY RECOMMENDS THAT MDLY STOCKHOLDERS VOTE:

●	“FOR” the approval of the adoption of the MDLY Merger Agreement.
●	“FOR” the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the ADOPTION OF THE MDLY MERGER AGREEMENT.

Record Date

The MDLY Record Date for the MDLY Special Meeting is the close of business on [        ], 2018. As of the MDLY Record Date, there were [        ] shares of MDLY Class A Common Stock outstanding and entitled to vote, held by approximately [         ] holders of record, that will carry an aggregate of [        ] votes at the MDLY Special Meeting and [        ] shares of MDLY Class B Common Stock outstanding and entitled to vote, held by approximately [         ] holders of record, that will carry an aggregate of [         ] votes at the MDLY Special Meeting. The MDLY Record Date was established by the MDLY Board and only MDLY Stockholders as of such date are entitled to receive notice of the MDLY Special Meeting and to vote at the MDLY Special Meeting. In the event that the MDLY Special Meeting is adjourned or postponed, MDLY Stockholders as of the MDLY Record Date would be entitled to vote at the adjourned or postponed MDLY Special Meeting (unless the MDLY Board fixes a new record date for the MDLY Special Meeting). See “—Vote Required” and “—Voting of Directors and Executive Officers” below.

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Quorum and Adjournments

A quorum is required to be present in order to conduct business at the MDLY Special Meeting. The presence, in person or by proxy, of the holders of a majority in voting power of the MDLY Common Stock issued and outstanding as of the MDLY Record Date will constitute a quorum for the purposes of the MDLY Special Meeting. Proxies properly executed and marked with a positive vote, a negative vote or an abstention will be considered present at the MDLY Special Meeting for purposes of determining whether a quorum is present for the transaction of all business at the MDLY Special Meeting.

MDLY Stockholders will be asked to consider a proposal to adjourn the MDLY Special Meeting to solicit additional proxies, if necessary or appropriate. Whether or not a quorum exists, such adjournment will be permitted if approved by a majority of the votes cast by the holders of shares of MDLY Common Stock as of the MDLY Record Date present in person or by proxy at the MDLY Special Meeting. Abstentions and “broker non-votes” shall not be counted as votes cast on the adjournment proposal and will have no effect on the adjournment vote. In addition, the chairman of the MDLY Special Meeting will have the authority to adjourn the MDLY Special Meeting from time-to-time for any reason without notice and without the vote or approval of the MDLY Stockholders.

Vote Required

MDLY Proposal #1: Approval of the Adoption of the MDLY Merger Agreement.

MDLY Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the adoption of the MDLY Merger Agreement. The holders of a majority of the voting power of the outstanding shares of MDLY Common Stock as of the MDLY Record Date must affirmatively vote “FOR” the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

MDLY Proposal #2: Adjournment of the MDLY Special Meeting to Solicit Additional Proxies, if necessary or appropriate.

MDLY Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on the proposal to approve the adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement. The holders of a majority of the votes cast by the holders of shares of MDLY Common Stock as of the MDLY Record Date present in person or by proxy at the MDLY Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

Voting of Directors and Executive Officers

At the close of business on [         ], 2018, MDLY’s executive officers and directors owned beneficially or of record [         ] shares of MDLY Class A Common Stock and [        ] shares of MDLY Class B Common Stock, representing approximately [         ]% and [         ]% of the outstanding shares of MDLY Class A Common Stock and MDLY Class B Common Stock, respectively, on that date. Medley Group LLC, an entity wholly owned by members of Management, holds all 100 issued and outstanding shares of MDLY Class B Common Stock. As the holder of MDLY Class B Common Stock and in accordance with the voting rights set forth in the MDLY Certificate, Medley Group LLC is currently entitled to a number of votes that is equal to 10 times the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock times the Exchange Rate (as defined in the Exchange Agreement), which is currently one-for-one. For more information about the voting rights of MDLY Class A Common Stock and MDLY Class B Common Stock, see “Description of MDLY’s Capital Stock — Common Stock.”

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As a result of the Mergers, similar to all holders of MDLY Class A Common Stock, members of Management will receive shares of Combined Company Common Stock as part of the consideration being paid to MDLY Stockholders.  Management has agreed to refrain from trading any such shares of the Combined Company Common Stock for a period of 12 months following the consummation of the Mergers.  However, at the end of such 12-month period, members of Management will be able to sell their shares of the Combined Company Common Stock in the open market, subject to certain volume limitations under the securities laws.

Voting Methods

Whether or not you plan to attend the MDLY Special Meeting, MDLY encourages you to vote by proxy to ensure your vote is counted. You may still attend the MDLY Special Meeting and vote in person, even if you have already voted by proxy. A MDLY Stockholder may submit a proxy or vote shares of MDLY Common Stock by any of the following methods:

●	By Telephone or the Internet. MDLY Stockholders can cause their shares of MDLY Common Stock to be voted by authorizing proxies via telephone or the Internet as instructed in the proxy card or the voting instruction form. The telephone and Internet procedures are designed to authenticate a MDLY Stockholder’s identity, to allow MDLY Stockholders to cause their shares to be voted and to confirm that their instructions have been properly recorded.

●	By Mail. MDLY Stockholders who receive a paper proxy card or voting instruction form or request a paper proxy card or voting instruction form by telephone or the Internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For MDLY Stockholders of record, proxy cards submitted by mail must be received by the date and time of the MDLY Special Meeting. For MDLY Stockholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by such MDLY Stockholder’s broker, bank or other nominee for the shares of MDLY Common Stock to be voted.

●	By Attending In Person. Shares of MDLY Common Stock held in a MDLY Stockholder’s name as the MDLY Stockholder of record on the MDLY Record Date may be voted by such MDLY Stockholder in person at the MDLY Special Meeting. Shares of MDLY Common Stock held beneficially by a MDLY Stockholder in street name on the MDLY Record Date may be voted by such MDLY Stockholder in person at the MDLY Special Meeting only if such MDLY Stockholder obtains a legal proxy from the broker, bank or other nominee that holds such MDLY Stockholder’s shares of MDLY Common Stock giving such MDLY Stockholder the right to vote the shares of MDLY Common Stock and brings that proxy to the MDLY Special Meeting.

For shares of MDLY Common Stock held through a broker, bank or other nominee, a MDLY Stockholder may vote by submitting voting instructions to the broker, bank or nominee.

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Voting of Proxies

A proxy is a stockholder’s legal designation of another person to vote the stock that such stockholder owns. That other person is called a proxy. If a stockholder designates someone as a proxy in a written document, that document is also called a proxy or a proxy card. [        ] and [        ] have been designated as proxies by the MDLY Board for the MDLY Special Meeting.

All shares of MDLY Common Stock represented by properly executed proxies received in time for the MDLY Special Meeting will be voted in the manner specified by MDLY Stockholders submitting those proxies, unless validly revoked or withdrawn prior to the MDLY Special Meeting. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of each matter to be voted on at the MDLY Special Meeting. MDLY Stockholders may also instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card.

Under the DGCL and the MDLY Bylaws, only the matters stated in the Notice of Special Meeting will be presented for action at the MDLY Special Meeting or at any adjournment or postponement of the MDLY Special Meeting.

If a MDLY Stockholder holds shares of MDLY Common Stock in an account through a broker, bank or other institution or nominee, the institution or nominee will not vote such MDLY Stockholder’s shares unless such MDLY Stockholder provides instructions to the institution or nominee on how to vote their shares of MDLY Common Stock. These MDLY Stockholders should instruct their institution or nominee how to vote their shares of MDLY Common Stock by following the voting instructions provided by each institution or nominee. Such MDLY Stockholders may vote such shares of MDLY Common Stock at the MDLY Special Meeting only if the MDLY Stockholder obtains proper written authority from such institution or nominee and presents it at the MDLY Special Meeting.

Revocability of Proxies

Any MDLY Stockholder of record (i.e., a MDLY Stockholder holding shares of MDLY Common Stock directly in such MDLY Stockholder’s name) submitting a valid proxy for the MDLY Special Meeting may revoke it before it is exercised by (i) submitting a later dated properly executed proxy, (ii) submitting notice of revocation to MDLY in writing before or at the MDLY Special Meeting, (iii) attending the MDLY Special Meeting and voting at the MDLY Special Meeting or (iv) voting electronically, as described above. However, the mere presence at the MDLY Special Meeting by the MDLY Stockholder does not revoke the proxy. If the MDLY Stockholder’s shares are held in an account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the MDLY Special Meeting, the MDLY Stockholder must contact such broker, bank or other institution or nominee to determine how to revoke the MDLY Stockholder’s vote in accordance with the policies of the broker, bank or other institution or nominee a sufficient time in advance of the MDLY Special Meeting.

Unless revoked as stated above, the shares of MDLY Common Stock represented by valid proxies will be voted on all matters to be acted upon at the MDLY Special Meeting. MDLY Stockholders may revoke a proxy by any of these methods regardless of the method used to deliver a MDLY Stockholder’s previous proxy.

Solicitation of Proxies

Under the MDLY Merger Agreement, all fees and expenses incurred in connection with the MDLY Merger, the MDLY Merger Agreement, and the transactions contemplated by the MDLY Merger Agreement are to be paid by the party incurring such fees or expenses; provided, that the costs and expenses of preparing, filing, printing and mailing this Registration Statement on Form N-14 and this Joint Proxy Statement/Prospectus, all other filing fees and amounts paid to the SEC in connection with the MDLY Merger, and the fees of any HSR Act filing shall be borne equally by MDLY and Sierra.

Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of MDLY Common Stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom Sierra, MCC, and MDLY will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of MDLY, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from MDLY Stockholders.

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MDLY has engaged the services of Innisfree M&A Incorporated and Alliance Advisors LLC, for the purpose of assisting in the solicitation of proxies at an anticipated total cost of approximately $142,000, plus reimbursement of certain expenses and fees for additional services requested. Please note that Innisfree M&A Incorporated may solicit proxies by telephone on behalf of MDLY. They will not attempt to influence how MDLY Stockholders vote their shares of MDLY Common Stock, but only ask that MDLY Stockholders take the time to authorize their respective proxies. MDLY Stockholders may also be asked if they would like to authorize a proxy over the telephone and to have their voting instructions transmitted to MDLY’s proxy solicitor.

MDLY will mail a copy of this Joint Proxy Statement/Prospectus, including the Notice of Special Meeting and the proxy card included with these materials, to each holder of record of MDLY Common Stock on the MDLY Record Date.

Appraisal Rights

MDLY Stockholders are entitled to appraisal rights under Section 262 of the DGCL in connection with the MDLY Merger, provided they follow the procedures and satisfy the conditions set forth in Section 262 of the DGCL. A copy of Section 262 of the DGCL is attached as Appendix L to this Joint Proxy Statement/Prospectus. Failure to strictly comply with Section 262 of the DGCL will result in the loss of appraisal rights. A proxy or vote against the MDLY Merger proposal will not be deemed an appraisal demand. Due to the complexity of the provisions of Section 262 of the DGCL, any MDLY Stockholder considering exercising its appraisal rights under Section 262 of the DGCL is urged to consult his, her or its own legal advisor. See “Description of the MDLY Merger Agreement — Appraisal Rights” and “Appraisal Rights of MDLY Stockholders.”

Independent Tabulator

MDLY will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results of the MDLY Special Meeting.

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DESCRIPTION OF THE MERGERS

The discussion in this Joint Proxy Statement/Prospectus, which includes the material terms of the Mergers and the principal terms of the MCC Merger Agreement and the MDLY Merger Agreement, is subject to, and is qualified in its entirety by reference to, the MCC Merger Agreement and the MDLY Merger Agreement, a copy of which is attached as Appendix A and Appendix B to this Joint Proxy Statement/Prospectus, respectively, and is incorporated herein by reference in its entirety.

General Description of the Mergers

Subject to the terms and conditions of the MCC Merger Agreement and the MDLY Merger Agreement, the Mergers will result in the formation of an internally managed BDC, which will in turn wholly own a registered investment adviser. In the MCC Merger, MCC would, on the terms and subject to the conditions set forth in the MCC Merger Agreement, merge with and into Sierra, with Sierra continuing as the surviving company in the MCC Merger. In the MCC Merger, shares of MCC Common Stock will be converted into the right to receive 0.8050 shares of Sierra Common Stock. In the MDLY Merger, MDLY would, on the terms and subject to the conditions set forth in the MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub continuing as the surviving company in the MDLY Merger. In the MDLY Merger, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares and Excluded Shares) will be converted into the right to receive (A) 0.3836 shares of Sierra Common Stock; plus (B) cash in an amount equal to $3.44 per share. In addition, the holders of MDLY Class A Common Stock issued and outstanding on the applicable record dates will have the right to receive $0.35 per share of the First Special Dividend (or other payments) and $0.30 per share of the Second Special Dividend (or other payments), to the extent and as described more fully below, as well as regularly scheduled dividends through closing of the MDLY Merger. Each share of MDLY Class B Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares) will be canceled without consideration therefor.

Simplified Structure Before the Completion of the Mergers

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Simplified Structure Following the Completion of the Mergers

Background of the Mergers

Since Medley Advisors’ inception in 2006, Management operated Medley Advisors’ asset management business with a focus on direct origination, careful structuring and active monitoring of loan portfolios. Medley Advisors’ investment vehicles have generally focused on private middle market companies in the United States that have revenues between $50 million and $1 billion. MCC completed its initial public offering in January 2011. MCC was the first publicly traded permanent capital vehicle to which Medley Advisors provided asset management services. In April of 2012, Medley Advisors launched Sierra, its first public non-traded permanent capital vehicle.

Medley Advisors believed at the outset that to make Sierra, MCC the private funds and SMAs advised by Medley Advisors (the “Advisory Clients”) more competitive in the middle-market lending space they should pool their resources in order to have the benefits of scale and greater access to capital that borrowers demanded. In that regard, in November 2013 Medley Advisors and the Advisory Clients obtained an order from the SEC that expanded Medley Advisors’ ability to engage in co-investment transactions among the BDCs and other funds managed by Medley Advisors. Since that time, competition for private debt investment opportunities in the lower middle market has significantly intensified and Medley Advisors believes that the need for scale in the asset management business has become even more important.

In May 2017, MDLY embarked on a process to consider a range of strategic transactions to help Medley Advisors achieve a level of scale that it believed would make it more competitive in the asset management business. On May 25, 2017, at the invitation of Management as representatives of MDLY, representatives of Goldman Sachs & Co. LLC (“Goldman Sachs”) met with Management to discuss possible strategic partnerships for MDLY based on public information. MDLY retained the services of UBS and Credit Suisse for the purpose of conducting a limited outreach to potential parties that might have been interested in proposing a strategic transaction with MDLY and Medley Advisors. As a result of the outreach, 19 parties expressed interest in pursuing an acquisition of MDLY and Medley Advisors. Following some preliminary discussions, seven of the 19 parties executed confidentiality agreements with MDLY and received certain information about MDLY’s and Medley Advisors’ business. In July 2017, two of the interested parties submitted non-binding bids to acquire MDLY and Medley Advisors. One of the interested parties proposed an acquisition of MDLY and Medley Advisors for cash, and the other proposed a combination in exchange for consideration of cash and stock of the combined entity. However, neither bid progressed beyond the initial indication of interest.

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Following the conclusion of the process described above, in the fall of 2017, MDLY concluded that a strategic transaction would be more likely to succeed with a refined search focused on potential partners that shared certain qualities. In that regard, in October 2017 MDLY retained the services of Goldman Sachs and Broadhaven to reach out to a select group of potential partners that met the following criteria: (1) asset management firms that could serve as consolidators and recognize meaningful value creation through the addition of Medley Advisors and the Advisory Clients; (2) partners that could offer MDLY and Medley Advisors the potential to combine businesses and/or create a new business line in the context of a strategic transaction; or (3) private equity firms for which Medley Advisors would be an alternative asset management platform with the ability to add additional businesses and products over time to broaden the platform and capitalize on strong alternative industry growth trends.

Based upon the foregoing guidelines, at the direction of MDLY, representatives of Goldman Sachs and Broadhaven started the process by inviting 38 potential strategic partners or buyers of Medley Advisors’ asset management business to participate in the preliminary round of a two-round sale process. Of the 38 invitees, 24 of them executed confidentiality agreements and received information on Medley Advisors and the Advisory Clients. Seven of these 24 were provided access to Management and engaged in discussions with Management on Medley Advisors’ operations. Six of the potential buyers then participated in the second round of the sale process, which included substantive meetings with Management and the undertaking of a thorough diligence review of Medley Advisors and its Advisory Clients.

In order to protect the information of MDLY and its affiliates, and to ensure the integrity of the strategic review process, all potential bidders entered into confidentiality agreements with MDLY in connection with its exploration of strategic alternatives, under which potential bidders agreed, among other things, to keep the information they received confidential and to abide by customary “standstill” provisions relating to MDLY, its subsidiaries, Sierra and MCC. Under those standstill provisions, potential bidders agreed, except as requested or consented to by MDLY, not to take certain actions regarding strategic transactions or management or control of MDLY, its subsidiaries, Sierra or MCC and, subject to an exception to permit confidential requests for waivers following the public announcement of an acquisition transaction, not to request waivers of those standstill provisions, in each case during the relevant standstill period. Because the standstill period applicable to a counterparty is a function of the date on which the relevant confidentiality agreement was entered into, as of the date of this Joint Proxy Statement/Prospectus, the standstill provisions in [___] of the [___] confidentiality agreements have expired, and an additional [___] will expire prior to the scheduled date of the Special Meetings. In addition, even where standstill provisions remain in effect, all counterparties subject to such standstill provisions are permitted to confidentially seek a waiver of the standstill provisions in order to privately submit a competing proposal with respect to MDLY, its subsidiaries, Sierra and/or MCC.

During the period from November 2017 through the first week of December 2017, representatives of Goldman Sachs and Broadhaven received indications of interest from eight potential partners. Of the eight indications of interest, six were strategic buyers looking to grow their existing asset management business and two were private equity funds. Following extensive discussions with each of the eight potential partners, MDLY selected the three most viable indications of interest (the “Viable Expressions of Interest”), and requested such interested parties to submit a mark-up of the draft merger agreement that was provided by MDLY no later than January 5, 2018 and to submit a final bid by January 10, 2018.

On January 3, 2018, Goldman Sachs provided relationship disclosure to MDLY that indicated, among other things, that during the prior two-year period the Investment Banking Division of Goldman Sachs did not perform any financial advisory and/or underwriting services for the three interested parties, MCC, Sierra, or any of their respective affiliates for which Goldman Sachs recognized compensation.

In accordance with MDLY’s proposal instructions, on January 10, 2018, one of the three interested parties (“Party X”) submitted a non-binding bid letter (the “Initial Party X Proposal”) and comments on the proposed merger agreement. However, the Initial Party X Proposal indicated Party X’s preference for an asset purchase transaction rather than a merger.  The Initial Party X Proposal included a non-binding proposal to purchase substantially all the assets of MDLY’s business for an equity value per share representing a premium over the trading price of MDLY Class A Common Stock as of the date of the Initial Party X Proposal.  The transaction was subject to a number of customary conditions, and would include a cash payment by Party X (some or all of which would be borrowed from third party lenders), cash and certain other assets on MDLY’s balance sheet, and a note to be issued to holders of Medley LLC Units, which note would be subject to offset for indemnification.  Based on the terms of the Initial Party X Proposal, MDLY and its advisors began negotiating terms with Party X.  From January 12, 2018 through January 24, 2018, MDLY and Party X engaged in further negotiations, which resulted in the exchange of numerous proposals and counter-proposals.

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Based upon these discussions, on January 26, 2018, Management held meetings with the MCC Board and the Sierra Board to provide them with an update on the potential transaction with Party X.  Each of the MCC Board and Sierra Board established the MCC Special Committee and the Sierra Special Committee, respectively, and authorized the committees to evaluate the merits of a potential sale of substantially all of Medley Advisors’ assets to Party X, which, in turn, would have constituted the assignment of Sierra’s and MCC’s respective advisory contracts with Medley Advisors.  On February 7, 2018, the MDLY Board established the MDLY Special Committee and authorized it to, among other things, evaluate the merits of the potential sale of MDLY to Party X.

On February 9, 2018, Party X updated the Initial Party X Proposal (the “Second Party X Proposal”) to slightly increase the proposed purchase price and to clarify other terms, including the identity of the purchaser, the assets and liabilities to be acquired and other related matters. Also on February 9, 2018, MDLY and Party X entered into an exclusivity agreement regarding the proposed transaction described above through March 15, 2018.

Negotiations regarding the economic terms of the transaction and the related approval of a new investment advisor to Sierra as a result of the contemplated assignment of Sierra’s and MCC’s respective advisory contracts with Medley Advisors continued over the following weeks.  From February 22, 2018 through March 5, 2018, counsel to the parties exchanged drafts of transaction documents and negotiations continued.  On March 15, 2018, Party X submitted a revised proposal (the “Third Party X Proposal”) that reduced the purchase price significantly and made other material changes to the Second Party X Proposal.  Based on the changed economic terms, as well as the other terms of the Third Party X Proposal, MDLY determined that the Third Party X Proposal was not in the best interests of MDLY or Medley Advisors.  On that basis, MDLY terminated discussions with Party X.

In April 2018, MDLY reengaged in discussions with two of the other bidders that had previously submitted indications of interest. In each case, those discussions did not lead to a further proposal or other indication of interest to MDLY. Also in April 2018, Party X reinitiated contact with MDLY and, on April 19, 2018, updated the Third Party X Proposal (the “Fourth Party X Proposal”) and subsequently provided an updated draft of an asset purchase agreement that reflected the Fourth Party X Proposal. Although the Fourth Party X Proposal reflected a slight increase in the cash portion of the purchase price to be paid and agreement on several other outstanding points, the Fourth Party X Proposal also included a number of changes that materially changed the transaction, including a decrease in the amount of the note to be delivered by Party X; a discount on the amount to be paid for the working capital delivered by MDLY to Party X; a downward purchase price adjustment tied to failure to obtain consents of certain advisory clients; and a downward purchase price adjustment tied to the performance of certain assets.  In addition, the Fourth Party X Proposal reflected a shell purchaser with no parent or affiliate guaranteeing the obligations of the buyer and a closing condition tied to Party X’s ability to obtaining the needed financing, with MDLY’s sole recourse being the right to receive a reverse termination fee from Party X in the event Party X could not obtain financing.  Between April 23, 2018 and May 2, 2018, MDLY and Party X engaged in negotiations regarding the Fourth Party X Proposal, exchanged drafts of transaction documentation, and participated in a series of due diligence meetings.  However, prior to reaching final agreement on transaction terms and holding meetings with the MCC Special Committee and Sierra Special Committee to provide a transaction update and to introduce Party X to the MCC and Sierra independent directors, Party X informed MDLY that it was withdrawing the Fourth Party X Proposal and that it did not intend to continue to pursue a potential transaction.

Shortly after MDLY and Party X terminated their discussions, a limited number of parties made inquiries to MDLY regarding a possible transaction. Specifically, four parties entered into confidentiality agreements, but only one of the four followed up with a preliminary indication of interest. In addition, two parties that did not sign confidentiality agreements made unsolicited inquiries to MDLY, and one of the two submitted an unsolicited indication of interest. Management assessed each of the foregoing inquiries and advised the MDLY Board that, based upon the rudimentary nature of the submissions that were actually presented to MDLY, the fact that any financial terms included in such submissions did not provide compelling value to MDLY and its stockholders, and the fact that the other inquiries did not materialize into further discussions, they did not believe that any of the parties had presented a viable indication of interest that was worth pursuing. The MDLY Board agreed with Management’s assessment.

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As a result of the foregoing process, and in light of the fact that a considerable amount of time and effort had been devoted to exploring a possible transaction with a third party, the MDLY Board determined that, at that time, a strategic transaction with a third party was unlikely to produce the desired result of achieving a higher degree of scale and creating a broader asset management platform that would benefit MDLY, its stockholders, Medley Advisors, and the Advisory Clients. After consulting further with representatives of Goldman Sachs and Broadhaven, Management, in its capacity as fiduciaries to each of Sierra, MCC, MDLY and their respective stockholders, in an effort to maximize value at Sierra, MCC and MDLY, turned its focus to the potential merger of Sierra and MCC, which would be cross-conditioned on Sierra’s acquisition of MDLY. Each of the Sierra Board and MDLY Board held meetings on June 18, 2018, and the MCC Board held a meeting on June 19, 2018, to discuss the potential three-way combination of Sierra, MCC and MDLY (the “Proposed Business Combination”). At each such meeting, Management proposed an initial framework to serve as the starting point with respect to the Proposed Business Combination for each of the Sierra Special Committee, MCC Special Committee and the MDLY Special Committee. In addition, at each such board meeting, it was determined that the scope and authority of the previously formed MCC Special Committee, Sierra Special Committee and MDLY Special Committee would be expanded for the express purpose of considering the Proposed Business Combination.

The structure of the Proposed Business Combination entailed two contemporaneous transactions that would be cross-conditioned upon each other; MCC would merge with and into Sierra, and Sierra would acquire MDLY through a merger of MDLY with and into a wholly owned subsidiary of Sierra. The proposed MCC Merger would take the form of a stock-for-stock merger in which MCC Stockholders would receive Sierra Common Stock in exchange for their existing shares of MCC Common Stock, and the proposed MDLY Merger would include both cash and stock consideration payable to the MDLY Stockholders. The initial framework of the financial terms relating to the Proposed Business Combination included a proposed exchange ratio for the proposed MCC Merger of 0.76 shares of Sierra Common Stock for each share of MCC Common Stock, and in the proposed MDLY Merger, Sierra would acquire MDLY for $3.75 in cash consideration and 0.41 shares of Sierra Common Stock for each share of MDLY Class A Common Stock. The proposed cash consideration in regard to the proposed MDLY Merger was, among other things, intended to address the tax liability that would be incurred by the holders of Medley LLC Units as a result of the closing of the MDLY Merger. It was noted that under the Tax Receivable Agreement the value of certain future tax benefits was allocated 85% to the holders of Medley LLC Units and 15% to the MDLY Public Stockholders and that following the Proposed Business Combination the Combined Company would receive the benefit that previously was allocated to the MDLY Public Stockholders. The foregoing initial framework was the starting point around which the MCC Special Committee, Sierra Special Committee and MDLY Special Committee, along with their financial and legal advisors, began their negotiations. In order to ensure that all parties had the necessary materials to perform their analyses and diligence on the Proposed Business Combination, Management established an electronic data room that all parties could readily access.

Management’s Conflicts of Interests and Role in the Mergers

Various measures were implemented to address actual and potential conflicts of interests in light of the fact that each of the Mergers is cross conditioned on the simultaneous closing of the other, resulting in a required agreement among three affiliated, yet separate and distinct public entities, as well as the Medley LLC Unitholders (each of whom is a member of Management). These actual or potential conflicts of interests include the fact that: Medley Advisors has fiduciary duties to each of Sierra, MCC, MDLY and their respective stockholders; certain members of Management control Medley Advisors, are executive officers of Sierra, MCC and MDLY, and control Medley Group LLC, which in turn controls MDLY; certain members of Management have, individual interests in the Medley LLC Units and shares of MCC Common Stock, voting power over approximately 14% of the outstanding shares of MCC Common Stock held by Medley Seed Funding I LLC, contractual rights under the Tax Receivable Agreement, and individual interests relating to the terms of their respective individual future employment with the Combined Company. Specifically, Brook Taube and Seth Taube each currently hold controlling voting interests in Medley Advisors, and, if the Mergers are consummated, will serve as the Chairman of the Combined Company Board and Chief Executive Officer and Chief Investment Officer of the Combined Company in the case of Brook Taube, and the Vice Chairman, Senior Executive Vice President and Senior Managing Director of the Combined Company in the case of Seth Taube. Other members of Management, who currently serve as executive officers and/or senior personnel of Medley Advisors, Sierra, MCC and MDLY, will also serve as executive officers of the Combined Company if the Mergers are consummated.

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In order to mitigate these and other conflicts (as described herein), the boards of directors of each of Sierra, MCC and MDLY expanded the authority of the previously formed special committees, each of which was comprised solely of independent and disinterested directors, to, among other things, negotiate and evaluate the Proposed Business Combination. Each of the Sierra Special Committee, MCC Special Committee and MDLY Special Committee had the authority to, among other things: (i) evaluate and review the terms and conditions of the Proposed Business Combination or any alternative thereto; (ii) communicate and negotiate (or direct the communication or negotiation) with respect to the terms and conditions of the Proposed Business Combination or any alternative thereto; (iii) determine whether the Proposed Business Combination or any alternative thereto is advisable and is fair to, and in the best interests of the applicable company and its stockholders; (iv) recommend to their respective board of directors the rejection or approval and effectuation of the Proposed Business Combination or any alternative thereto; (v) consider, evaluate, review and monitor all proceedings and activities of the applicable company related to the Proposed Business Combination or any alternative thereto; (vi) consider, evaluate and recommend to their respective board of directors the approval and adoption of the forms, terms and provisions of any agreements relating to the Proposed Business Combination or any alternative thereto; (vii) consider, evaluate, and recommend to their respective board of directors the authorization of the execution and delivery of any such agreements relating to the Proposed Business Combination or any alternative thereto; and (viii) hire any advisors that they deemed appropriate, including their own independent legal counsel and independent financial advisor.

This broad authority enabled each of the respective boards to consult with and rely on the advice of experts who, like the independent directors themselves, were determined to be independent of the other parties to the transaction and could provide advice and guidance solely for the purpose of serving the best interests of the respective stockholders of each entity. In addition, each of the Sierra Board, MCC Board and MDLY Board conditioned its ability to recommend the Proposed Business Combination, or any alternative thereto, to their respective stockholders or otherwise approve or authorize such transaction, on the prior favorable recommendation of such transaction by its special committee.

Throughout the process of negotiating the terms of the Mergers, Management generally served in the following capacities.  Management proposed an initial framework around which the Sierra Special Committee, MCC Special Committee and MDLY Special Committee could begin discussions and facilitated negotiations among the parties. Management participated in meetings with each special committee and its advisors. Each special committee held meetings at which both its advisors and Management were present and meetings at which only the special committee’s advisors were present. Members of Management represented their individual interests as holders of the Medley LLC Units and shares of MCC (as described more fully in this Joint Proxy Statement/Prospectus) in negotiating the resulting benefits they would receive from any consideration paid to MCC and MDLY by Sierra. Members of Management also represented their individual interests in negotiating their employment contracts with the Combined Company.  In this regard, Management negotiated their employment contracts and related compensation from the Combined Company with the Sierra Special Committee, as Sierra will be the surviving entity. Management retained separate legal counsel to negotiate their employment contracts with the Sierra Special Committee’s independent legal counsel and the Sierra Special Committee retained an independent compensation consultant to provide advice concerning executive compensation in connection with the transaction.

Set forth below is a summary of the process undertaken by each of the Sierra Special Committee, MCC Special Committee and MDLY Special Committee, and an analysis of the various factors that formed the basis of each committee’s decision to recommend the approval of the Mergers to their respective board of directors. Any description of Management’s actions in each such section should be understood in the context of the foregoing depiction of Management’s role throughout the process of considering the Proposed Business Combination.

Sierra

At a special meeting on June 18, 2018, the Sierra Board considered the Proposed Business Combination, the rationale for the Proposed Business Combination, and the initial terms of a potential framework around which the Proposed Business Combination could be effected. Pursuant to the initial framework, MCC would merge with and into Sierra, and Sierra would acquire MDLY through a merger of MDLY with and into a wholly-owned subsidiary of Sierra. The proposed MCC Merger would take the form of a stock-for-stock merger in which MCC Stockholders would receive Sierra Common Stock in exchange for their existing shares of MCC Common Stock using a proposed exchange ratio of 0.76 shares of Sierra Common Stock for each share of MCC Common Stock. The proposed MDLY Merger would include both cash and stock consideration in which MDLY Stockholders would receive $3.75 in cash consideration and 0.41 shares of Sierra Common Stock for each share of MDLY Class A Common Stock. The proposed cash consideration in regard to the proposed MDLY Merger was, among other things, intended to address the tax liability that would be incurred by the holders of Medley LLC Units as a result of the closing of the MDLY Merger. It was noted that under the Tax Receivable Agreement the value of certain future tax benefits was allocated 85% to the holders of Medley LLC Units and 15% to the MDLY Public Stockholders and that following the Proposed Business Combination the Combined Company would receive the benefit that previously was allocated to the MDLY Public Stockholders. The Sierra Board also discussed with Management next steps and a tentative timeline for evaluating and voting on the Proposed Business Combination.

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Following the Sierra Board meeting on June 18, 2018, the Sierra Special Committee met with representatives of Broadhaven to discuss the possibility of the Sierra Special Committee engaging Broadhaven to act as an independent financial advisor to the Sierra Special Committee. The Sierra Special Committee reviewed materials that had been provided by Broadhaven in advance of the meeting. The materials included (1) an overview of Broadhaven, (2) a description of the fiduciary process to be undertaken by the Sierra Special Committee, (3) a description of the benefits and issues to consider with respect to various strategic alternatives, (4) a description of selected prior transactions in which Broadhaven had served as an advisor, and (5) financial advisor fee precedents for comparable types of transactions. Broadhaven, among other things, presented its qualifications, discussed the manner in which it would analyze the framework for the Proposed Business Combination, and discussed work it and members of the proposed engagement team had performed for MDLY in the past. Broadhaven representatives also discussed with the Sierra Special Committee that Broadhaven previously had been engaged by MDLY on October 11, 2017 to advise MDLY in connection with a potential strategic transaction and that the engagement had been terminated on June 15, 2018. The Broadhaven representatives noted that Broadhaven had received no fees from MDLY in connection with that engagement and that Broadhaven had waived the “tail” provisions arising from that engagement.

On June 22, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Sullivan & Worcester LLP (“S&W”), counsel retained by the Sierra Special Committee. During that meeting the Sierra Special Committee discussed whether to engage Broadhaven as its independent financial advisor and, if selected, the terms of the engagement. The Sierra Special Committee also discussed the possible composition of the Combined Company Board following the closing of the Proposed Business Combination. In addition, the Sierra Special Committee discussed the formal continuation of the Sierra Special Committee and the compensation to be paid to the Chair and members of the Sierra Special Committee. Finally, the Sierra Special Committee discussed next steps in terms of engaging Broadhaven and formalizing the Committee’s role in evaluating the Proposed Business Combination.

On July 2, 2018, the Sierra Special Committee met in person with representatives of S&W. In response to inquiries from the Sierra Special Committee, the S&W representatives reviewed with the Sierra Special Committee S&W’s evaluation of the prior engagement of Broadhaven by MDLY. Following discussion with the S&W representatives, the Sierra Special Committee determined that Broadhaven’s prior engagement by MDLY would not adversely affect Broadhaven’s ability to render independent advice to the Sierra Special Committee concerning the proposed Mergers and engaged Broadhaven to serve as the Committee’s independent financial advisor. At the meeting, the Sierra Special Committee also confirmed the continued engagement of S&W as independent legal counsel to the Sierra Special Committee in connection with the Proposed Business Combination. Following the decision to retain Broadhaven, Representatives of Broadhaven joined the meeting. S&W representatives discussed the Sierra Special Committee members’ duties and responsibilities in evaluating the Proposed Business Combination, while Broadhaven representatives presented a preliminary work plan and timeline and identified certain aspects of the Proposed Business Combination that Broadhaven intended to closely examine.

Immediately following the meeting among the Sierra Special Committee and representatives of Broadhaven and S&W, the Sierra Board held an in-person meeting. During that meeting, and after discussion, the Sierra Board, among other things: (1) ratified the establishment of the Sierra Special Committee and all actions taken by the Sierra Special Committee to date, (2) authorized the Sierra Special Committee to evaluate and review the terms of the Proposed Business Combination, (3) authorized the Sierra Special Committee to make a recommendation to the Sierra Board regarding the Proposed Business Combination, (4) authorized the Sierra Special Committee to make a recommendation to the Sierra Board regarding any agreements relating to the Proposed Business Combination, (5) approved the compensation of the Chair and members of the Special Committee and the reimbursement of any out-of-pocket expenses, and (6) authorized the Sierra Special Committee to select and retain consultants and agents, including independent financial and legal advisors, to assist the Sierra Special Committee in evaluating the Proposed Business Combination.

Following the meeting of the Sierra Board, the Sierra Special Committee reconvened. The members of the Sierra Special Committee were joined by representatives of Broadhaven, Management, Eversheds Sutherland (US) LLP (“Eversheds Sutherland”), which acted as regular outside counsel for Sierra, MCC and MDLY on common issues, and S&W. Representatives of Eversheds Sutherland discussed their communications to date with SEC staff concerning the Proposed Business Combination. Eversheds Sutherland explained that the SEC would need to issue an exemptive order in connection with the Proposed Business Combination. In addition, Eversheds Sutherland discussed the need for exemptive relief from the SEC to allow the Combined Company to own shares of a registered investment adviser in excess of the limits set forth in rules adopted under the Investment Company Act. Representatives of Eversheds Sutherland also discussed certain tax consequences of the proposed MDLY Merger, including tax implications under the Tax Receivable Agreement.

The Sierra Special Committee then discussed with Management a proposal to have Merger Sub enter into employment agreements with five members of Management that would become effective upon the closing of the Proposed Business Combination. Management said it would provide the Sierra Special Committee with the proposed executive compensation packages for each of the five members of Merger Sub’s management with a form of employment agreement to follow.

The Sierra Special Committee next discussed the Proposed Business Combination with Broadhaven, S&W and Management, in its capacity as a facilitator of discussions between the Sierra Special Committee, MCC Special Committee and MDLY Special Committee. Management discussed, among other things: (1) MDLY’s current advisory business and projected growth of that business in the coming years, (2) MCC’s non-accrual assets, and (3) the status of the SBIC Subsidiary. Management responded to questions from the Sierra Special Committee, Broadhaven and S&W.

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Following their presentation, the representatives of Management and Eversheds Sutherland were excused from the meeting and the Sierra Special Committee met with representatives of Broadhaven and S&W. The Sierra Special Committee, Broadhaven and S&W discussed, among other things: (1) the timing and scope of the due diligence that would be conducted, (2) the legal and regulatory aspects of the Proposed Business Combination, (3) the role of each of the advisors and the work to be conducted by each advisor, (4) the role of the Sierra Special Committee in the analysis and in any negotiation of the Proposed Business Combination, and (5) the timing and scope of future meetings of the Sierra Special Committee. Representatives of S&W reported on the status of their due diligence review of materials posted to the electronic data room.

On July 15, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W. During that meeting representatives of Broadhaven reviewed in detail a report on their analysis of the Proposed Business Combination, which had been provided to the Sierra Special Committee in advance of the meeting. Broadhaven representatives began by reporting that they had substantially completed their financial due diligence, which included, among other things, evaluation of (1) the overall structure of the Proposed Business Combination, (2) the financial outlook of each of Sierra, MCC and MDLY, (3) the legal, tax and regulatory components of the Proposed Business Combination, and (4) Management’s analysis of the potential benefits of the Proposed Business Combination to Sierra Stockholders. Broadhaven representatives then discussed their preliminary report, which included (1) a stand-alone valuation analysis for each of Sierra, MCC and MDLY, (2) a pro forma analysis of the Combined Company, (3) potential modifications to the proposed structure of the Combined Company, and (4) a preliminary framework for future negotiations with MDLY and MCC.

The Sierra Special Committee reviewed with representatives of Broadhaven and S&W the rationale for the Proposed Business Combination. These included (1) providing liquidity to Sierra Stockholders, (2) the potential for realizing meaningful accretion to NII, NAV and ROE, (3) the internalization of management, (4) greater diversification and scale benefits arising from consolidation of assets under management, (5) potential cost savings, (6) potential benefits from growth in the institutional asset management business, and (7) the alignment of the interests of Management and the Combined Company’s stockholders.

The Sierra Special Committee next reviewed with representatives of Broadhaven and S&W the benefits and issues with a variety of strategic alternatives, including (1) maintenance of the status quo, (2) listing Sierra Common Stock on a national securities exchange, (3) entering into a transaction with an independent third party, (4) entering into the MDLY Merger only, and (5) entering into the MCC Merger only. The Sierra Special Committee directed the representatives of Broadhaven and S&W to continue their work on the Proposed Business Combination as they evaluated these alternatives.

The Sierra Special Committee discussed with representatives of Broadhaven the stand-alone valuations of each of Sierra and MCC. Broadhaven representatives noted that Sierra and MCC were similar in important ways, including that that there was an approximately 50% overlap in their investment portfolios. Broadhaven representatives also observed that while non-accrual assets represented a larger percentage of MCC’s investment portfolio, Sierra held some of the same non-accrual assets in its investment portfolio.

Broadhaven representatives then provided to the Sierra Special Committee a summary of Sierra’s and MCC’s financial results through June 30, 2018 as well as forecasts for each of Sierra and MCC through the end of 2019, all of which had been prepared by Management. Broadhaven representatives noted that the forecasts did not account for any prospective credit losses because, according to Management, it was difficult to predict future credit losses. Broadhaven representatives indicated that MCC’s credit performance was at or near the bottom of publicly traded BDCs and that its GAAP ROE had been negative over certain periods. Broadhaven representatives reviewed the market price of MCC Common Stock since MCC’s initial public offering as well as the market discount to NAV over that same period of time, noting that the market price had steadily declined and the market discount had increased over time. Broadhaven representatives then discussed MCC’s trading metrics compared to those of other publicly traded BDCs, including both internally managed and externally managed BDCs.

In order to provide the Sierra Special Committee with comparative benchmarks, Broadhaven representatives next discussed the performance of two non-listed BDCs that subsequently were listed on a national securities exchange. Broadhaven representatives also discussed the performance of certain BDCs and how MCC compared to these other BDCs from a trading perspective. Broadhaven representatives noted that the average and median of the purchase price relative to the NAV for the comparable BDCs was 75% and 80%, respectively.

At the request of the Sierra Special Committee, Broadhaven representatives reviewed the non-accrual assets held by each of Sierra and MCC. Broadhaven representatives noted that as of the end of the second quarter of 2018, non-accrual assets accounted for approximately 4.1% of the fair market value of Sierra’s investment portfolio and approximately 8.4% of the fair market value of MCC’s investment portfolio. Broadhaven representatives next discussed the overlap in Sierra’s and MCC’s investment portfolios. Broadhaven representatives then reviewed their analysis of Sierra at various discounts to NAV. Broadhaven representatives noted that, based on various metrics for publicly traded BDCs, they believed that Sierra Common Stock, if listed on a standalone basis, would likely trade at a significant discount to NAV. Broadhaven representatives then discussed a potential exchange ratio of 0.76 that was an element of the initial framework, analyzing it both assuming Sierra Common Stock were to trade at its current NAV, and then at various discounts to NAV. Based on the estimated range of values for the Sierra Common Stock, Broadhaven representatives calculated the resulting implied prices that would be paid to MCC Common Stockholders and compared such prices to the NAV of MCC and the current market price for MCC Common Stock. Broadhaven representatives discussed the proposed exchange ratio in view of the anticipated contribution of Sierra and MCC to the Combined Company in terms of revenue, NII and net earnings. Finally, Broadhaven representatives noted that the proposed exchange ratio between Sierra and MCC was within a range that likely represented economic reality and that the relationship between Sierra and MCC as reflected by the proposed exchange ratio was appropriate.

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The Sierra Special Committee next discussed the valuation of MDLY with the Broadhaven representatives. Broadhaven representatives provided a summary of MDLY’s financial results through June 30, 2018 as well as forecasts for MDLY through the end of 2019, both of which had been prepared by Management. Broadhaven representatives reviewed the market price of MDLY Class A Common Stock since MDLY’s initial public offering as well as the market price relative to earnings per share. Broadhaven representatives then discussed MDLY’s trading metrics compared to those of publicly traded traditional asset managers and alternative asset managers. Broadhaven representatives then reviewed certain transactions involving BDC managers and how MDLY compared to these other BDC managers.

Broadhaven representatives next reviewed with the Sierra Special Committee the discounted cash flow analysis for MDLY Common Stock, which was based upon forecasts prepared by Management. Broadhaven representatives indicated that a 12% to 14% discount appeared to be reasonable and that using a discount rate in this range would result in an implied share price of $5.98 at the low end and $14.13 at the high end.

Next, the Sierra Special Committee discussed the proposed structure of the Combined Company with representatives of Broadhaven and S&W. Broadhaven representatives reviewed the benefits of having an asset management company as a portfolio company, including the benefits to the capital structure of the Combined Company. Broadhaven representatives also discussed the impact of the Combined Company maintaining a management agreement with its wholly owned investment advisor. Broadhaven representatives explained that the revenue paid by the Combined Company to its wholly owned investment advisor would result in taxable income for the advisor, but the tax shield created by the Tax Receivable Agreement could be utilized to offset a portion of the investment advisor’s taxable income. Broadhaven representatives then reviewed their estimate of the value of the Tax Receivable Agreement and various alternatives for renegotiating the Tax Receivable Agreement, including modifying the allocation of tax benefits between Medley LLC Unitholders and the Combined Company.

Broadhaven representatives then reviewed with the Sierra Special Committee the terms of the Proposed Business Combination, noting that their summary reflected the framework discussed at the June 18, 2018 Sierra Board meeting. Broadhaven representatives also reviewed their analysis of the anticipated contribution of Sierra, MDLY and MCC to the Combined Company in terms of revenue, NII and net earnings.

The Sierra Special Committee next reviewed the expected benefits of the Proposed Business Combination with representatives of Broadhaven and S&W. The Sierra Special Committee also discussed with representatives of Broadhaven and S&W the actual or potential disadvantages of the Proposed Business Combination, which included merging with two companies that had identifiable weaknesses. Finally, Broadhaven representatives set out a number of negotiating topics for the Sierra Special Committee to consider. These topics included the exchange ratio for each of MDLY Common Stock and MCC Common Stock, the treatment of the Tax Receivable Agreement, the mix of cash and stock for MDLY Common Stock, and the composition of the Combined Company Board and its management.

On July 18, 2018, the Sierra Special Committee held an in-person meeting with representatives of Broadhaven and S&W. Broadhaven representatives provided an update on the status of the MCC Special Committee and the MDLY Special Committee based on their conversations with Management and representatives of Goldman Sachs. Broadhaven also discussed supplemental materials that had been provided by Management prior to the meeting. The materials included an updated framework, dated July 12, 2018, that reflected estimated June 30, 2018 financial results but generally held other assumptions constant with the framework discussed at the June 18, 2018 meeting of the Sierra Board. The July 12, 2018 framework reflected a proposed exchange ratio of 0.72 shares of Sierra Common Stock for each share of MCC Common Stock and consideration to MDLY Stockholders of $3.75 in cash and 0.43 shares of Sierra Common Stock for each share of MDLY Class A Common Stock. The Sierra Special Committee discussed with the representatives of S&W and Broadhaven the proposed executive compensation and expressed its desire to engage a consultant to advise the Sierra Special Committee on the reasonableness of the proposed executive compensation. After discussion, and on the basis of a recommendation from the Broadhaven representatives, the Sierra Special Committee determined to explore the possibility of engaging Johnson & Associates to assist the Committee in evaluating the reasonableness of the proposed executive compensation. The Sierra Special Committee also discussed the composition of the Combined Company Board and asked the S&W representatives to provide a variety of information about the board composition of other BDCs.

The members of the Sierra Special Committee indicated that they were in favor of proceeding with the negotiation of the terms for the Proposed Business Combination. There was then a discussion of the various alternatives concerning the Tax Receivable Agreement.

The Sierra Special Committee also indicated that they wanted Management to provide more detailed information about the estimated cost savings to be achieved as a result of the Proposed Business Combination. Broadhaven representatives recommended a negotiating position that addressed, among other things, the price offered for MDLY, and the mix of stock and cash be paid to MDLY Stockholders in each case as compared to that contemplated in the initial framework. In addition, Broadhaven representatives recommended that the Tax Receivable Agreement be tied to actual tax savings and that the allocation of the benefits under the Tax Receivable Agreement between Medley LLC Unitholders and the Combined Company be changed for the benefit of Sierra Stockholders.

At the Sierra Special Committee’s request, a representative of Goldman Sachs and Mr. Brook Taube joined the meeting. The representative of Goldman Sachs discussed with the Sierra Special Committee his conversations with representatives of the other special committees’ financial advisors concerning feedback from the MDLY Special Committee and MCC Special Committee. The representative of Goldman Sachs indicated that it was his understanding that the MCC Special Committee was focused on the following issues: (1) the exchange ratio for the MCC Merger, (2) the MDLY Merger Consideration proposed to be paid to MDLY Stockholders, (3) the possibility of obtaining cash consideration for MCC Stockholders as part of the MCC Merger, (4) the proposed executive compensation, and (5) the allocation of the benefits of the Tax Receivable Agreement.

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The Sierra Special Committee instructed the representatives of Broadhaven to propose the following terms to the representatives of Goldman Sachs and Brook Taube, and asked that they communicate them to the MCC Special Committee and MDLY Special Committee that: (1) the nominal value of the consideration to be paid to MDLY Stockholders be in the range of $5 to $6 per share (valuing the shares of Sierra Common Stock at their NAV as of March 31, 2018), (2) the cash component paid to MDLY Stockholders represent 50% of the total consideration, and (3) the benefits of the Tax Receivable Agreement be split evenly between the Medley LLC Unitholders and the Combined Company and its stockholders. The Broadhaven representatives also indicated that the Sierra Special Committee believed the exchange ratio of 0.72, as proposed under the updated proposal, for the MCC Merger was within the appropriate range. Mr. Taube informed the Sierra Special Committee and its advisors that the MDLY Special Committee wanted the total MDLY Merger Consideration paid to MDLY Stockholders to be the equivalent of $7.75 per share (valuing the shares of Sierra Common Stock at their NAV as of March 31, 2018). In order to bridge the difference in price and for other reasons, the Broadhaven representatives suggested that MDLY could consider making a special dividend to MDLY Stockholders. The Goldman Sachs representative and Mr. Taube said they would communicate the proposed terms to the MCC Special Committee and MDLY Special Committee and then they left the meeting.

Next, the Sierra Special Committee discussed the current terms of the Proposed Business Combination and compared them to the terms that had been proposed by Party X before Party X withdrew its proposal to acquire MDLY. The Sierra Special Committee considered the potential benefits from internalization of management and the Tax Receivable Agreement that were absent from the third-party offers considered in the past. The Sierra Special Committee noted that its current proposal contemplated the benefits of the Tax Receivable Agreement being shared evenly between Medley LLC Unitholders and the Combined Company and its stockholders.

On July 19, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W. During that meeting, after consulting with the Broadhaven representatives, the Special Committee determined that, in response to the MDLY Special Committee’s proposal from the previous day, the Sierra Special Committee would propose a purchase price of $6.00 per share (valuing the shares of Sierra Stock at their NAV as of March 31, 2018) plus a $0.25 per share dividend to be paid by MDLY to MDLY Stockholders immediately prior to the Mergers and allocating the benefits of the Tax Receivable Agreement 55%/45% between Medley LLC Unitholders and the Combined Company. At the instruction of the Sierra Special Committee, representatives of Broadhaven presented such terms to Brook Taube and asked that he communicate the same to the MDLY Special Committee.

Later on July 19, 2018, the Sierra Special Committee held a telephonic meeting with representatives of S&W. During that meeting, the Sierra Special Committee discussed the Board composition of the Combined Company.

On July 22, 2018, the Sierra Special Committee held a telephonic meeting with representatives of S&W. The S&W representatives provided an update to the Sierra Special Committee on their understanding of the current status of the negotiations with the MCC Special Committee and MDLY Special Committee.

On July 23, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W. During that meeting, the Broadhaven representatives indicated that they were reviewing an updated framework that had been transmitted by Management earlier in the day and would not be able to react to it before the next day. The July 23, 2018 framework reflected a proposed exchange ratio of 0.82 shares of Sierra Common Stock for each share of MCC Common Stock and consideration to MDLY Stockholders of $3.94 in cash, including a $0.50 special cash dividend, and 0.39 shares of Sierra Common Stock for each share of MDLY Class A Common Stock. The Broadhaven representatives then provided an update to the Sierra Special Committee on their understanding of the negotiations with the MCC Special Committee and MDLY Special Committee. The Sierra Special Committee then discussed the composition of the Combined Company Board.

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On July 24, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W. During that meeting, the Broadhaven representatives indicated that they had conversations with representatives of Management. Representatives of Goldman Sachs participated in these discussions at the direction of MDLY. Management indicated that the MCC Special Committee and the MDLY Special Committee, as applicable, considered the following terms: (1) a nominal price of $6.75 per share for MDLY, which includes a $0.50 per share dividend to be paid by MDLY to MDLY Stockholders immediately before the Mergers, (2) an exchange ratio of 0.820 for the MCC Merger, and (3) allocating the benefits of the Tax Receivable Agreement evenly between the Medley LLC Unitholders and the Combined Company and its stockholders. The Broadhaven representatives noted that Management believes the cost savings from the Proposed Business Combination will be approximately $7 million annually and will document this savings, though such savings were likely to be offset by the market levels of compensation being considered for Management. The Broadhaven representatives also discussed Management’s 2018 financial projections for MDLY. The Broadhaven representatives said that the MDLY Special Committee appeared to be focused on the price previously offered by Party X. The Broadhaven representatives discussed with the Sierra Special Committee why the price previously offered to MDLY by Party X no longer reflected, in their view, a fair price for MDLY. The Broadhaven representatives noted that the MCC Special Committee should be willing to consider an exchange ratio of less than 0.820. The Sierra Special Committee then discussed the Board composition of the Combined Company.

On July 25, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W. During that meeting, the Broadhaven representatives discussed the prior withdrawn offer from Party X for MDLY. They also discussed the reasons that deal was of limited value in evaluating the terms of the proposed MDLY Merger. The Sierra Special Committee determined to propose a price of $6.25 per share for MDLY and an exchange ratio of 0.76 for each share of MCC Common Stock.

On July 26, 2018, the Sierra Special Committee held a telephonic meeting with representatives of S&W. The S&W representatives provided an update on their understanding of the status of the negotiations with the MCC Special Committee and the MDLY Special Committee.

On July 27, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W. During that meeting, the Broadhaven representatives provided an update on their understanding of the status of negotiations with the MCC Special Committee and the MDLY Special Committee. The proposed framework now included (i) a price of $6.75 per share for MDLY, which includes a $0.50 per share dividend to be paid by MDLY to MDLY Stockholders immediately prior to the Mergers, (ii) an exchange ratio of 0.8050 for the MCC Merger and (iii) the elimination of the Tax Receivable Agreement such that all tax benefits would accrue to the Combined Company. The Broadhaven representatives then reviewed an updated analysis that they had prepared which reflected the latest proposal from the MCC Special Committee and the MDLY Special Committee, which had been provided to the Sierra Special Committee prior to the meeting. The materials included an analysis of the implied nominal MDLY share price of $6.75 per share. The Broadhaven representatives also reviewed their analysis of the exchange ratio for MCC Common Stock, which showed the implied MCC purchase price and the premium and discount to the market price of MCC Common Stock. They also noted that the elimination of the Tax Receivable Agreement was a significant economic concession from MDLY. The Broadhaven representatives next reviewed their analysis of the financial impact of the Proposed Business Combination to the Combined Company. The Broadhaven representatives noted that assuming a nominal price of $6.75 per share to be paid to MDLY Stockholders and an exchange ratio of 0.8050 for the MCC Merger, the Proposed Business Combination would result in 16% accretion in NII, 0.9% accretion in NAV and 0.94% increase in operating ROE for the Sierra Stockholders. The Broadhaven representatives reviewed the options available to the Sierra Special Committee, which included, among others, accepting the counterproposal from the MCC Special Committee and the MDLY Special Committee or rejecting the counterproposal and renewing the Sierra Special Committee’s previous counterproposal. The Broadhaven representatives advised that, based on Management’s feedback regarding the views of the MCC Special Committee and the MDLY Special Committee, obtaining a lower exchange ratio for the MCC Merger was likely not possible but they believed that there was still some room to negotiate with the MDLY Special Committee on the terms of a transaction with MDLY. The Broadhaven representatives advised the Sierra Special Committee to examine the terms of the Proposed Business Combination in whole rather than considering each Merger in isolation. The Broadhaven representatives confirmed that they were prepared to take the MCC Special Committee’s and the MDLY Special Committee’s latest counterproposal to their fairness opinion committee. The Sierra Special Committee excused the Broadhaven representatives from the call.

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The Sierra Special Committee discussed how to respond to the MDLY Special Committee’s counterproposal. After discussion, the Broadhaven representatives rejoined the call. The Sierra Special Committee communicated its current thinking on the MDLY Special Committee’s counterproposal.

Mr. Brook Taube joined the meeting. The Chair of the Sierra Special Committee provided an update to Mr. Taube on the status of the Committee’s deliberations. Mr. Taube discussed the rationale for the MDLY Special Committee’s counterproposal, noting that the increased allocation of the benefits of the Tax Receivable Agreement to the Combined Company provided an offset to the financial impact of the higher exchange ratio for the MCC Merger that was being sought by the MCC Special Committee. Mr. Taube also discussed the importance of the nominal price of $6.75 per share for the MDLY Special Committee. The Sierra Special Committee then excused Mr. Taube from the meeting.

The Sierra Special Committee continued to discuss the MDLY Special Committee’s counterproposal with the representatives of Broadhaven and S&W. The Sierra Special Committee indicated that it would accept the 0.8050 exchange ratio for the MCC Merger proposed by the MCC Special Committee but wanted a nominal price of $6.50 per share for MDLY. The Sierra Special Committee directed the Broadhaven representatives to ask Management to communicate the Sierra Special Committee’s position to the two other special committees.

On July 29, 2018, Eversheds Sutherland uploaded to the electronic data room drafts of the MDLY Merger Agreement and MCC Merger Agreement for the proposed Mergers. Representatives of S&W reviewed the draft agreements on the behalf of the Sierra Special Committee. On August 3, 2018, representatives of S&W circulated their preliminary comments on the draft agreements to the Sierra Special Committee. From August 3, 2018 through August 9, 2018, representatives of Eversheds Sutherland circulated multiple drafts of the Merger Agreements among representatives of Kramer Levin Naftalis & Frankel LLP, independent counsel to the MCC Special Committee (“Kramer Levin”), Potter Anderson & Corroon LLP, independent counsel to the MDLY Special Committee (“Potter Anderson”), and S&W.

On July 31, 2018, the Sierra Special Committee held a telephonic meeting with representatives of S&W. During that meeting, the participants discussed the upcoming Sierra Audit Committee and Sierra Board meetings. The S&W representatives provided an overview of the draft MCC Merger Agreement and the MDLY Merger Agreement. The S&W representatives noted that in response to a request from the Sierra Special Committee at its July 18, 2018 meeting updated information concerning the cost savings and synergies from the Proposed Business Combination had been circulated the previous day to the Sierra Special Committee. Representatives of Broadhaven joined the call and provided an update on their understanding of the state of the negotiations with the MCC Special Committee and the MDLY Special Committee. The Broadhaven representatives said that the MCC Special Committee had agreed to the exchange ratio of 0.8050 and that the MDLY Special Committee had counter proposed a nominal price of $6.65. After additional discussion, the Sierra Special Committee determined to proceed with further negotiations with MCC and MDLY, using the foregoing terms as a framework to negotiate the legal agreements among the parties. Broadhaven representatives said that they expected to share a draft of their fairness opinion with the Sierra Special Committee by the end of the week.

On August 2, 2018, the Sierra Special Committee met in executive session prior to the Sierra Board meeting with a representative of S&W. In addition to discussing matters related to the upcoming meeting, the Sierra Special Committee discussed a variety of matters concerning the Proposed Business Combination, including the composition of the Combined Company Board.

On August 2, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W. During that meeting, Broadhaven representatives discussed the accounting treatment of Merger Sub. Broadhaven representatives said that they did not analyze the impact consolidation would have on the debt currently held by MDLY, the magnitude of the benefits of the Tax Receivable Agreement, or the financial projections for MDLY given that the transaction being considered did not contemplate consolidation. Broadhaven representatives noted that their fairness opinion was conditioned on fair value rather than consolidation accounting for MDLY. The discussion turned to next steps in regard to the accounting treatment of Merger Sub.

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On August 5, 2018, the Sierra Special Committee held a telephonic meeting with representatives of S&W. The S&W representatives discussed the application of the SEC’s “going private” rule to the MDLY Merger and the determination that the Sierra Board would be required to make as a result. The Sierra Special Committee then discussed the reports of the compensation consultant that it had received prior to the meeting. The Sierra Special Committee began by discussing the proposed executive compensation to be paid to certain members of Sierra’s management and the comparable compensation information for certain comparable BDCs and alternative asset managers. The Sierra Special Committee noted certain additional information they planned to request from Management, including the specific roles and responsibilities of the members of Management proposed to receive executive compensation packages. The S&W representatives also discussed with the Sierra Special Committee the draft form of employment agreement that Management had provided. The Sierra Special Committee determined that combining the positions of the Chief Executive Officer and chair of the Combined Company Board was appropriate at this time.

A representative from Broadhaven then joined the meeting. The Broadhaven representative noted that Broadhaven did not perform any analysis to determine how consolidation of Merger Sub’s financials with those of the Combined Company would affect the economics of the Proposed Business Combination given that the transaction being considered did not contemplate consolidation. The Broadhaven representative reported that Broadhaven had completed its due diligence of MCC and MDLY.

Also on August 5, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Management, Eversheds Sutherland, Broadhaven and S&W. At the invitation of the Sierra Special Committee and at the direction MDLY, representatives of Goldman Sachs were in attendance at this meeting. Representatives of Management and Eversheds Sutherland provided an update on the discussions with SEC Staff concerning the accounting treatment for the Merger Sub and the exemptive relief necessary for the Combined Company to operate as contemplated following the Proposed Business Combination.

The Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W immediately following the telephonic meeting with Management and Eversheds Sutherland. In addition to discussing the earlier call with Management and Eversheds Sutherland, the Sierra Special Committee discussed next steps, including how best to comply with the various requirements of the SEC’s going private rule.

On August 6, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Broadhaven and S&W. During that meeting, the Sierra Special Committee discussed compensation-related matters to be raised with Mr. Brook Taube during a call later that day. The Sierra Special Committee also discussed certain provisions in the draft form of employment agreement, including the non-compete provision.

On August 7, 2018, the Sierra Special Committee held a telephonic meeting with representatives of Management, Winston & Strawn, counsel to Management, and S&W. During that meeting, Mr. Brook Taube reviewed Management’s objectives with the proposed executive compensation packages and the draft form of employment agreement. He explained that the proposed compensation was designed to be at or slightly below the industry median and that the employment agreement was intended to provide a market-based framework for senior executives. There was then a discussion of the draft form of employment agreement that had been circulated by S&W earlier in the day with a goal of resolving specific business points. After discussion, the participants on the call agreed to have Winston & Strawn and S&W prepare a revised draft form of employment agreement that reflected the substance of the discussions during the call and circulate that revised draft to all of the participants of the meeting for their consideration.

On August 8, 2018, the Chair of the Sierra Special Committee held a telephone conference call with representatives of Broadhaven and S&W. The participants on the call discussed the termination fee that would be appropriate with respect to each of the MCC Merger and the MDLY Merger. Following a discussion with representatives of Broadhaven and S&W, the Sierra Special Committee agreed that a termination fee of $6,000,000 in regard to the MCC Merger would be appropriate. In addition, the Sierra Special Committee agreed that the termination fee of $5,350,000 currently contemplated for the MDLY Merger was appropriate, but that MDLY should also be asked to reimburse Sierra’s expenses should the MDLY Merger not be consummated. Later on August 8, 2018, the Sierra Special Committee then held an in-person meeting with representatives of Broadhaven, Miles and Stockbridge P.C. (“M&S”), counsel to Sierra in connection with Maryland corporate law related matters, and S&W. The S&W representatives reported that they had completed their due diligence of MCC and MDLY and had not identified any matters that they believed would prevent the Sierra Special Committee from approving the Proposed Business Combination. A representative of M&S reviewed the Sierra Special Committee’s duties and responsibilities as directors of a Maryland corporation in regard to their consideration of the Proposed Business Combination. Representatives of S&W provided an overview of the MCC Merger Agreement and the MDLY Merger Agreement, noting that the MCC Merger Agreement and the MDLY Merger Agreement were still being negotiated among the parties. In reviewing the material terms and conditions of the MCC Merger Agreement and the MDLY Merger Agreement, the representatives of S&W noted that the receipt of SEC exemptive relief to permit the Combined Company to operate as proposed, confirmation from the SEC Staff that the financial statements of Merger Sub would not be consolidated with those of the Combined Company, and receipt of an opinion that the Mergers would qualify as tax-free reorganizations were all conditions to closing in each of the MCC Merger Agreement and the MDLY Merger Agreement. The representatives of S&W reviewed the termination provisions in the MCC Merger Agreement and the MDLY Merger Agreement, which included termination fees and required the Mergers to close by March 31, 2019.

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The Sierra Special Committee discussed responsibilities under the SEC’s going private rule in connection with its consideration of the MDLY Merger.

Representatives of M&S and S&W discussed the possibility of amending the Sierra Charter and Sierra Bylaws prior to the closing of the Mergers. Representatives of S&W explained that certain provisions of these organizational documents currently contemplated that Sierra would not be listed on a national securities exchange and that Sierra would be externally managed.

Broadhaven representatives reviewed their analysis of the Proposed Business Combination, copies of which were handed out at the meeting. Broadhaven representatives noted that they had previously reviewed with the Sierra Special Committee much of the information and analysis set forth in their report. Broadhaven representatives discussed (1) the structure of the Proposed Business Combination, (2) the investment portfolios of each of Sierra and MCC, (3) the valuation of each of Sierra, MDLY and MCC, and (4) an analysis of the impact of the Proposed Business Combination on Sierra. Broadhaven representatives highlighted certain features of the Proposed Business Combination that redounded to the benefit of Sierra and the Sierra Stockholders, including the termination of the Tax Receivable Agreement which would allow 100% of the benefits from the Tax Receivable Agreement to go to the Combined Company and its stockholders. Broadhaven representatives noted that the market price for the shares of the Combined Company would likely be higher than the market price for the shares of Sierra Common Stock if it listed its shares on a standalone basis. Broadhaven representatives noted the benefit of converting from an externally-managed BDC to an internally-managed one. Broadhaven representatives then reviewed their merger analysis. Broadhaven representatives explained that the Proposed Business Combination was expected to result in 15.6% accretion in NII, 0.94 basis points increase in ROE and 0.7% accretion in NAV for Sierra. Broadhaven representatives discussed the rationale for paying a premium over the current market price of MDLY Class A Common Stock and MCC Common Stock to effect the Mergers. The Broadhaven representatives then discussed their draft fairness opinion, noting that it was conditioned on Sierra receiving SEC exemptive relief to allow the Combined Company to operate as proposed and confirmation from the SEC that consolidation of Merger Sub’s financials with those of the Combined Company was not necessary.

Later on August 8, 2018, the Sierra Board held a special in-person meeting. Representatives of Management, Eversheds Sutherland, Broadhaven, M&S and S&W also participated. The Chair of the Sierra Special Committee reported to the Sierra Board the discussions that had occurred during the earlier Sierra Special Committee meeting. The Chair of the Special Committee reported that: (1) M&S and S&W representatives had reviewed the duties and responsibilities of the Sierra Special Committee; (2) S&W representatives had reviewed with the Sierra Special Committee the material terms and conditions of the MCC Merger Agreement and the MDLY Merger Agreement for the MCC Merger and MDLY Merger, respectively, with a particular focus on terms and conditions that had changed since the Committee had last seen drafts of the MCC Merger Agreement and the MDLY Merger Agreement on August 3, 2018; (3) M&S and S&W representatives had reviewed potential considerations and the process under Rule 13e-3; (4) S&W representatives had reviewed the anticipated governance structure of the Combined Company and any necessary steps to accomplish that structure before the closing of the Proposed Business Combination, which included potentially amending the Sierra Charter and Sierra Bylaws; (5) Broadhaven representatives reviewed their analysis of the Proposed Business Combination and their draft fairness opinion concerning the Proposed Business Combination; (6) Broadhaven and S&W representatives discussed the draft press release and investor presentation announcing the Proposed Business Combination; and (7) the parties to the Proposed Business Combination had held a general discussion of next steps.

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Also on August 8, 2018, the Sierra Special Committee held an in-person meeting with representatives of Management, their counsel, Winston & Strawn (participating by telephone), and S&W. The participants discussed the latest draft of the form of employment agreement that had been circulated earlier in the day with a focus on the changes that had been made since the previous draft had been circulated to the meeting participants. After discussion, the representatives of Management and Winston & Strawn left the meeting and the Sierra Special Committee held an executive session with S&W.

The representatives of Management and Winston & Strawn later rejoined the meeting and agreed to most of the provisions that the Sierra Special Committee had requested. Management asked the Sierra Special Committee to consider certain provisions that Management wanted included in the final form of employment agreement. The Sierra Special Committee agreed to provide a response to Management the following morning.

On August 9, 2018, the Sierra Special Committee held a telephonic meeting with representatives of S&W. The Sierra Special Committee discussed the outstanding items regarding the form of employment agreement. After discussion, they agreed to communicate the Sierra Special Committee’s position to Management.

Also on August 9, 2018, representatives of S&W and the Sierra Special Committee discussed the management compensation assessment prepared by the independent compensation consultant concerning the reasonableness of the Combined Company’s contemplated compensation for MDLY’s executive officers to become effective upon the closing of the Mergers. Representatives of S&W also discussed the management compensation assessment with representatives of Kramer Levin.

Later on August 9, 2018, the Sierra Special Committee held a call with representatives of Broadhaven, M&S and S&W. Broadhaven representatives directed the Sierra Special Committee to their analysis and fairness opinion. Broadhaven representatives explained that both documents were substantially similar to the versions presented to the Sierra Special Committee the previous day and reviewed the changes that had been made since the previous day.

Representatives of S&W reviewed the MCC Merger Agreement and MDLY Merger Agreement with the Sierra Special Committee, highlighting any differences from the versions presented the previous day. The meeting participants discussed one provision related to the termination of the Tax Receivable Agreement. After discussion, S&W representatives indicated they would ask Management to communicate to the MCC Special Committee and the MDLY Special Committee the contract language requested by the Sierra Special Committee.

After discussion the Sierra Special Committee determined to approve Sierra’s participation in the Proposed Business Combination; the terms of the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger; and the terms of the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger; and recommend that the Sierra Board approve the same. In approving the Proposed Business Combination, the Sierra Special Committee considered the potential benefits and potential risks that might result from the consummation of the Proposed Business Combination, recognizing that there was no guarantee that the anticipated benefits would be realized.

Immediately following the August 9, 2018 Sierra Special Committee meeting, the Sierra Board held a special telephonic meeting, with all members of the Board present. Representatives of Management, Eversheds Sutherland, Broadhaven, M&S and S&W also participated in the meeting. The Chair of the Sierra Special Committee reported to the Sierra Board that representatives of Broadhaven had presented their final analysis of the Proposed Business Combination and their fairness opinion to the effect that as of that date and based upon and subject to various assumptions, matters considered and limitations described in its opinion, the consideration to be provided for each share of MCC Common Stock and each share of MDLY Common Stock is fair to the holders of Sierra common stock (other than Medley Advisors and its affiliates) from a financial point of view, and that representatives of S&W had reviewed the MCC Merger Agreement and MDLY Merger Agreement for the proposed Mergers. The Chair of the Special Committee reported that based on the numerous meetings of the Sierra Special Committee and the advice of the representatives of Broadhaven, M&S and S&W, the Special Committee had approved, and recommended that the Sierra Board approve, the Proposed Business Combination, the MCC Merger Agreement, and the MDLY Merger Agreement. After discussion, and on the basis of the Sierra Special Committee’s recommendation, the Sierra Board unanimously approved Sierra’s participation in the Proposed Business Combination; approved the terms of the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger; approved the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger; and approved the submission of each of the MCC Merger Agreement and the transactions contemplated thereby and MDLY Merger Agreement and the transactions contemplated thereby to the Sierra Stockholders.

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MCC

During the June 19, 2018 MCC Board meeting, the MCC Board expanded the scope of the MCC Special Committee to, among other things: (i) evaluate and review the terms and conditions of the Proposed Business Combination or any alternative thereto; (ii) communicate and negotiate (or direct the communication or negotiation) with respect to the terms and conditions of the Proposed Business Combination or any alternative thereto; (iii) determine whether the Proposed Business Combination or any alternative thereto is advisable and is fair to, and in the best interests of MCC and the MCC Stockholders; (iv) recommend to the MCC Board the rejection or approval and effectuation of the Proposed Business Combination or any alternative thereto; (v) consider, evaluate, review and monitor all proceedings and activities of MCC related to the Proposed Business Combination or any alternative thereto; (vi) consider, evaluate and recommend to the MCC Board the approval and adoption of the forms, terms and provisions of any agreements relating to the Proposed Business Combination or any alternative thereto; (vii) consider, evaluate, and recommend to the MCC Board the authorization of the execution and delivery of any such agreements relating to the Proposed Business Combination or any alternative thereto; and (viii) hire any advisors that it deems appropriate, including its own independent legal counsel and independent financial advisor.

At the end of the June 19, 2018 MCC Board meeting, the MCC Special Committee held an in-person meeting, with representatives of Kramer Levin in attendance, during which the MCC Special Committee determined to retain a financial advisor for the purpose of advising the MCC Special Committee. In addition, representatives of Kramer Levin reviewed with the MCC Special Committee their fiduciary duties in connection with its evaluation and negotiation of the proposed MCC Merger or any alternatives thereto. At the request of the MCC Special Committee, representatives of Kramer Levin also reviewed with the MCC Special Committee potential conflicts and information relating to the equity ownership of members of Management in MCC, MDLY, and Sierra. At the meeting, the MCC Special Committee also confirmed the continued engagement of Kramer Levin as independent legal counsel to the MCC Special Committee in connection with the proposed MCC Merger.

The MCC Special Committee then held telephonic meetings on June 22, 2018 and June 25, 2018, at which discussions were held with representatives of two financial advisory firms, including Sandler O’Neill. During the meetings on June 22, 2018 and June 25, 2018, the MCC Special Committee evaluated each financial advisory firm’s experience and qualifications, the preliminary perspectives regarding the Mergers, and in particular, the MCC Merger, provided by each firm and the experience of each team in the BDC market and in the mergers and acquisitions field in general. The MCC Special Committee also assessed whether any of the firms had conflicts that would disable it from rendering independent advice to the Special Committee. Considering the factors described above, and after follow up discussions with representatives of each financial advisor, the MCC Special Committee determined to authorize the engagement of Sandler O’Neill as financial advisor to assist the MCC Special Committee in its consideration of the proposed transaction and any other alternatives. On June 29, 2018, the MCC Special Committee entered into a financial advisory engagement letter with Sandler O’Neill.

On July 11, 2018, the MCC Special Committee held an in-person meeting with representatives of Sandler O’Neill and Kramer Levin in attendance, at which the MCC Special Committee, with the assistance of Sandler O’Neill and Kramer Levin, reviewed in detail Management’s initial framework. At the invitation of the MCC Special Committee and at the direction of MDLY, representatives of Goldman Sachs were in attendance at this meeting. At the direction of MDLY, representatives of Goldman Sachs reviewed details of the Proposed Business Combination under which two contemporaneous transactions would be cross-conditioned upon each other; MCC would merge with and into Sierra, and Sierra would acquire MDLY through a merger of MDLY with and into a wholly-owned subsidiary of Sierra. The MCC Merger would take the form of a stock-for-stock merger in which MCC Stockholders would receive Sierra Common Stock in exchange for their existing shares of MCC Common Stock, and the MDLY Merger would include both cash and stock consideration payable to the MDLY Stockholders. The proposed exchange ratio for the MCC Merger was 0.76 shares of Sierra Common Stock for each share of MCC Common Stock, and in the proposed MDLY Merger, Sierra would acquire MDLY for $3.75 in cash consideration and 0.41 shares of Sierra Common Stock for each share of MDLY Class A Common Stock (the “Initial Proposal”). During this meeting, representatives of Sandler O’Neill reviewed background information regarding Sierra and MDLY and discussed the structure of the proposed transaction, the transaction rationale and potential risks/challenges, corporate governance and post-transaction arrangements with management. The MCC Special Committee discussed the challenges faced by MCC as a stand-alone public company, including its size, the recent portfolio credit performance of MCC, significant declines in NAV and net income and concerns over credit, leverage constraints on growth and difficulty in raising capital. The MCC Special Committee considered potential benefits of the Mergers to MCC, including increased scale and portfolio diversification, a combined company with larger market capitalization and thus potentially enhanced liquidity and a management structure more closely aligned with interests of the MCC Stockholders since the investment adviser to the Combined Company would be wholly owned by the Combined Company. Representatives of Kramer Levin discussed the SEC exemptive relief that would be required in order to consummate the proposed transaction. Kramer Levin also reviewed and discussed with members of the MCC Special Committee their responsibilities and duties in considering the proposed transaction and any alternatives to the proposed transaction. The MCC Special Committee requested Kramer Levin to conduct due diligence to assist the MCC Special Committee’s evaluation of the proposed transaction.

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On July 17, 2018, the MCC Special Committee met telephonically with the representatives of Sandler O’Neill and Kramer Levin to discuss a revision of the Initial Proposal conveyed by Mr. Taube and representatives of Goldman Sachs based on updated MCC financial information (as of June 30, 2018) (“Updated Proposal”). The Updated Proposal provided for a stock-for-stock merger using an exchange ratio of 0.72 due to a decrease in MCC’s NAV per share over the previous quarter. Sandler O’Neill discussed with the MCC Special Committee financial aspects of the Updated Proposal. The MCC Special Committee preliminarily considered that the Updated Proposal (as well as the Initial Proposal) would result in dilution of NAV per share of MCC Common Stock (although it would yield expected accretion to NII per share) and that there was no cash consideration in the proposed transaction for MCC Stockholders. The MCC Special Committee also noted the expected cash needs of the Combined Company.

On July 18, 2018, at the direction of the MCC Special Committee, representatives of Sandler O’Neill and Kramer Levin met with Brook Taube and relayed the MCC Special Committee’s preliminary observations of the Updated Proposal to be communicated to the MDLY Special Committee and the Sierra Special Committee. At the invitation of the Mr. Taube, and on behalf of MDLY, representatives of Goldman Sachs were in attendance at this meeting.

On July 20, 2018, the MCC Special Committee met telephonically with representatives of Sandler O’Neill and Kramer Levin, to further discuss the MCC Special Committee’s observations of the Updated Proposal. During this meeting, the MCC Special Committee considered a potential response to the Updated Proposal, proposing that Sierra acquire MCC for stock and some cash so that the aggregate value of the NAV of the Combined Company Common Stock received in the proposed transaction, plus cash received by MCC Stockholders in the proposed transaction, would closely approximate MCC’s NAV going into the proposed transaction (the “Counter-Proposal”).

On July 23, 2018, the MCC Special Committee met telephonically with representatives of Sandler O’Neill and Kramer Levin, and reviewed with Sandler O’Neill financial aspects of the Counter-Proposal, including its financial effects on MCC and the Combined Company. The MCC Special Committee requested that Sandler O’Neill provide the written Counter-Proposal to representatives of Goldman Sachs to be communicated to the MDLY Special Committee and the Sierra Special Committee.

On July 26, 2018, the MCC Special Committee met telephonically with representatives of Sandler O’Neill and Kramer Levin to discuss the MDLY Special Committee’s and the Sierra Special Committee’s response to the Counter-Proposal (the “Sierra Proposal”). The MCC Special Committee discussed the terms of the Sierra Proposal, which included a stock-for-stock merger with a fixed exchange ratio that was slightly higher than that provided for in the Updated Proposal and a limit on the maximum amount of payments under the Tax Receivable Agreement to Medley LLC Unitholders. The MCC Special Committee reviewed with Sandler O’Neill a comparison of the Counter-Proposal and the Sierra Proposal. The MCC Special Committee considered, among other things, the potential financial impact of the Sierra Proposal on MCC and the MCC Stockholders and determined to reject the Sierra Proposal, noting, in particular, the amount of NAV per share dilution that was expected to result therefrom. The MCC Special Committee requested that Sandler O’Neill provide a counter-proposal to the MDLY Special Committee and the Sierra Special Committee proposing a stock-for-stock merger with Sierra with a higher exchange ratio (the “Second Counter-Proposal”). The Second Counter-Proposal was provided by Sandler O’Neill later that day.

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On July 27, 2018, at the direction of MDLY, representatives of Goldman Sachs communicated to Sandler O’Neill MDLY’s and Sierra’s response to the Second Counter-Proposal (the “Response Proposal”). Later that day, the MCC Special Committee met telephonically with representatives of Sandler O’Neill and Kramer Levin, to discuss the Response Proposal. The MCC Special Committee discussed the terms of the Response Proposal, which included a stock-for-stock merger with a fixed exchange ratio of 0.8050 (the “Updated Exchange Ratio”) and the complete elimination of the annual Tax Receivable Agreement. The MCC Special Committee reviewed with Sandler O’Neill a comparison of the Second Counter-Proposal and the Response Proposal and various alternative terms for the transactions. Sandler O’Neill reviewed, in detail, with the MCC Special Committee the potential financial benefit of eliminating the Tax Receivable Agreement to the Combined Company (and thus the MCC Stockholders).

On July 28, 2018, the MCC Special Committee met telephonically with representatives of Sandler O’Neill and Kramer Levin, to further discuss the Response Proposal. The MCC Special Committee reviewed the potential financial impact of the Response Proposal, noting that although there remained some potential dilution of NAV per share of MCC Common Stock (approximately 8%), there was an expected significant accretion in NII per share, which could help support the market value at which the Combined Company would trade. The MCC Special Committee took into account that MCC Common Stock has traded at a discount to NAV of 30% or more. Based on information reviewed with the MCC Special Committee by Sandler O’Neill, and the analyses that Management provided, the MCC Special Committee noted that the market appeared to ascribe a far greater discount to MCC’s NAV per share than what is reflected in the exchange ratio under the Response Proposal and that the Combined Company appeared unlikely to trade at a discount to its NAV per share to the same extent as MCC. The MCC Special Committee then considered the significant challenges currently facing MCC as a small stand-alone BDC with an NAV and NII per share that have each been declining. After additional discussion, the Committee determined to proceed with further negotiations with Sierra and MDLY, using the Response Proposal as a framework for the legal agreements among the parties.

On July 29, 2018, representatives of Eversheds Sutherland provided representatives of Kramer Levin drafts of the MCC Merger Agreement and the MDLY Merger Agreement.

On August 2, 2018, the MCC Special Committee held an in-person meeting with representatives of Sandler O’Neill and Kramer Levin in attendance telephonically to discuss the MCC Merger Agreement and the MDLY Merger Agreement. Representatives of Kramer Levin summarized the material terms of the proposed MCC Merger Agreement and the MDLY Merger Agreement and reported on several provisions that Kramer Levin viewed as requiring negotiation, including deal protections and termination rights. Also at this meeting, representatives of Sandler O’Neill updated the MCC Special Committee on the status of its analyses, its discussions with Management and its review of additional cost saving synergies projected by Management to be realized by the Combined Company. Representatives of Kramer Levin and Sandler O’Neill also discussed regulatory and governmental approvals that would be required in order to complete the proposed transactions and the timing and processes required for such approvals.

Over the next several days, representatives of each of Eversheds Sutherland, Potter Anderson, S&W and Kramer Levin, together with representatives of the MCC Special Committee, the Sierra Special Committee and the MDLY Special Committee, engaged in extensive discussions and negotiations concerning, and exchanged numerous revised drafts of, the proposed MCC Merger Agreement and the MDLY Merger Agreement. Such discussions and negotiations included the issues that the MCC Special Committee had identified previously as necessitating additional consideration, including a discussion of the amount of the termination fee and various closing conditions.

On August 6, 2018, the MCC Special Committee met telephonically with representatives of Sandler O’Neill and Kramer Levin, and representatives of Kramer Levin summarized material terms of the proposed MCC Merger Agreement and MDLY Merger Agreement still under negotiation and provided an update on the process for obtaining SEC exemptive relief and other approvals that would be required in order to complete the proposed transactions.

On August 8, 2018, the MCC Special Committee met telephonically with representatives of Sandler O’Neill and Kramer Levin, and representatives of Sandler O’Neill reviewed Sandler O’Neill’s preliminary financial analyses relating to the Updated Exchange Ratio to be received by the holders of MCC Common Stock in connection with the proposed transaction with Sierra. Representatives of Kramer Levin summarized the material terms of the updated proposed MCC Merger Agreement and the MDLY Merger Agreement reflecting the most recent negotiations, and reported on the resolution of various issues during the course of negotiations with Eversheds Sutherland, Potter Anderson and S&W. Representatives of Kramer Levin also updated the MCC Special Committee regarding outstanding issues that remained subject to further negotiations with Sierra and MDLY. Sandler O’Neill also updated the MCC Special Committee on the status of its financial analyses, which were substantially complete. The MCC Special Committee further discussed the potential benefits of the Mergers to MCC and the MCC Stockholders and also considered various risks/challenges posed by the proposed transaction (as identified below under “Reasons for the Mergers — MCC’s Reasons for the Transactions”).

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On August 9, 2018, the MCC Special Committee met telephonically to consider the most recently updated MCC Merger Agreement (reflecting the most recent negotiations), the proposed transactions contemplated therein, including the MCC Merger, and related matters. Representatives of Kramer Levin reviewed with the MCC Special Committee the most recent updated MCC Merger Agreement and the MDLY Merger Agreement. Representatives of Kramer Levin also discussed their due diligence review of MCC, Sierra and MDLY to date, reviewed the processes undertaken by the MCC Special Committee in its consideration of the proposed transactions and potential alternatives, and reviewed again the duties of the members of the MCC Special Committee in connection with such consideration. Representatives of Kramer Levin then reviewed with the MCC Special Committee the management compensation assessment prepared by the Sierra Special Committee’s independent compensation consultant concerning the reasonableness of the Combined Company’s contemplated compensation arrangements for MDLY’s executive officers and other employees to become effective upon closing of the Mergers. Sandler O’Neill presented its updated financial analyses relating to the Updated Exchange Ratio. In addition, Sandler O’Neill rendered to the MCC Special Committee its opinion, initially rendered verbally and confirmed by delivery of a written opinion to the MCC Special Committee, dated August 9, 2018, to the effect that as of that date and based upon and subject to various assumptions, matters considered and limitations described in its opinion, the MCC Merger Consideration was fair to the holders of the MCC Common Stock (other than Sierra, MDLY and their respective affiliates) from a financial point of view. Following a further discussion, the MCC Special Committee determined that the proposed MCC Merger was in the best interests of MCC Stockholders and unanimously recommended that the MCC Board approve the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger.

Later on August 9, 2018, the MCC Board, including all members of the MCC Special Committee, met telephonically to consider and act on the MCC Merger Agreement, the transactions contemplated thereby, including the MCC Merger, and related matters. The Chair of the MCC Special Committee reported on the MCC Special Committee’s actions taken and recommendations made earlier in the day. After further discussion, on the basis of the MCC Special Committee’s recommendation, the MCC Board unanimously: determined that the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger, were fair to and in the best interests of MCC and the MCC Stockholders, declared advisable the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger, directed that the MCC Merger Agreement and the MCC Merger be submitted to the MCC Stockholders for approval and resolved to recommend that the MCC Stockholders vote to approve the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger.

MDLY

On June 15, 2018, an agenda and related materials was provided to members of the MDLY Board for a meeting to be held on June 18, 2018, for the purpose of discussing a proposed strategic transaction involving MDLY, Sierra and MCC. On June 16, 2018, Mr. Fredericks contacted representatives of Potter Anderson to discuss the proposed transaction, informed them that the contemplated transaction was conditioned on approval of the MDLY Special Committee.

At the June 18, 2018 meeting of the MDLY Board, Mr. Taube and at the direction of MDLY, representatives of Goldman Sachs, reviewed in detail a preliminary framework relating to the Proposed Business Combination through two contemporaneous transactions that would be cross-conditioned upon each other. The terms of the preliminary framework were intended to facilitate negotiations among the respective special committees of the boards of directors of MDLY, Sierra and MCC. Pursuant to the Proposed Business Combination, MCC would merge with and into Sierra, and Sierra would acquire MDLY through a merger of MDLY with and into a wholly-owned subsidiary of Sierra. The MCC Merger would take the form of a stock-for-stock merger in which MCC Stockholders would receive Sierra Common Stock in exchange for their existing shares of MCC Common Stock, and the MDLY Merger would include both cash and stock consideration payable to the MDLY Stockholders.

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The proposed exchange ratio for the MCC Merger discussed was 0.76 shares of Sierra Common Stock for each share of MCC Common Stock. In the proposed MDLY Merger, Sierra would acquire MDLY for $3.75 in cash consideration and 0.41 shares of Sierra Common Stock for each share of MDLY Class A Common Stock. Next, Management and representatives of Goldman Sachs provided an overview of the potential benefits of the Mergers, including that the Mergers would: (i) create the second largest internally managed and seventh largest publicly traded BDC, (ii) result in a simplified organizational structure allowing for significant reductions in fixed costs and expenses, and (iii) result in a significant increase in equity market liquidity for the stockholders of each of Sierra, MCC and MDLY. Following that discussion, Eversheds Sutherland discussed the SEC exemptive relief that would be required in order to consummate the proposed Mergers. Management confirmed to the MDLY Special Committee that any proposal circulated by or on behalf of Management or MDLY to either MCC or Sierra would not be considered final unless and until the MDLY Special Committee approved such proposal.

The MDLY Board discussed the scope of the authority granted to the MDLY Special Committee. The MDLY Board granted the MDLY Special Committee the authority to, among other things: (i) evaluate and review the terms and conditions of the Proposed Business Combination or any alternative thereto; (ii) consider, evaluate, review, and communicate and negotiate (or direct the communication or negotiation) with respect to the terms and conditions of the Proposed Business Combination or any alternative thereto; (iii) determine whether the Proposed Business Combination or any alternative thereto is advisable and is fair to, and in the best interests of MDLY and its stockholders; (iv) recommend to the MDLY Board the rejection or approval and effectuation of the Proposed Business Combination or any alternative thereto; (v) consider, evaluate, review and monitor all proceedings and activities of MDLY related to the Proposed Business Combination or any alternative thereto; (vi) consider, evaluate and recommend to the MDLY Board the approval and adoption of the forms, terms and provisions of any agreements relating to the Proposed Business Combination or any alternative thereto; (vii) consider, evaluate, and recommend to the MDLY Board the authorization of the execution and delivery of any such agreements relating to the Proposed Business Combination or any alternative thereto; and (viii) hire any advisors that it deemed appropriate, including its own independent legal counsel and independent financial advisor.

On June 20, 2018, the MDLY Special Committee held a telephonic meeting with representatives from Potter Anderson to discuss strategy, timing, and process with respect to the proposed Mergers, including the engagement of a financial advisor to assist the MDLY Special Committee in evaluating and negotiating the framework discussed during the June 18, 2018 meeting of the MDLY Board. At the meeting, the MDLY Special Committee and representatives of Potter Anderson discussed the previous efforts of MDLY to date in seeking a potential buyer for MDLY or its assets, including the abandoned transaction with Party X. The MDLY Special Committee and representatives of Potter Anderson also discussed the expansion of the scope of the MDLY Special Committee’s authority, as discussed during the June 18, 2018 meeting. In addition, representatives of Potter Anderson reviewed with the MDLY Special Committee their fiduciary duties in connection with its evaluation and negotiation of the proposed MDLY Merger or any alternatives thereto. At the request of the MDLY Special Committee, representatives of Potter Anderson also reviewed with the MDLY Special Committee potential conflicts and information relating to the equity ownership of members of Management in MDLY, Sierra, and MCC. The potential conflicts of interests discussed included the fact that certain members of Management have individual interests in the Medley LLC Units and shares of MCC Common Stock, voting power over approximately 14% of the outstanding shares of MCC Common Stock held by Medley Seed Funding I LLC, contractual rights under the Tax Receivable Agreement, and that members of Management likely would continue their employment with the Combined Company. At the meeting, the MDLY Special Committee also confirmed the continued engagement of Potter Anderson as independent legal counsel to the MDLY Special Committee in connection with the proposed MDLY Merger.

Later on June 20, 2018, at the request of the MDLY Special Committee, Potter Anderson sent Eversheds Sutherland draft authorizing resolutions of the MDLY Board, which were consistent with the discussions of the MDLY Board at its June 18, 2018 meeting, and which empowered the MDLY Special Committee to, among other things, consider, evaluate, review, and negotiate the terms and conditions of the proposed MDLY Merger or any alternative thereto, with the MDLY Board agreeing not to recommend or approve the proposed MDLY Merger or any alternative thereto without a prior favorable recommendation from the MDLY Special Committee. The formal resolutions delegating authority to the MDLY Special Committee were adopted by the MDLY Board on June 18, 2018.

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On June 21, 2018, representatives of Potter Anderson, on behalf of the MDLY Special Committee, held a teleconference with Mr. Fredericks and representatives of Eversheds Sutherland to obtain additional information on behalf of the MDLY Special Committee following its June 20, 2018 meeting with respect to the structure of the proposed MDLY Merger. On the call, representatives of Eversheds Sutherland stated that the members of Management that hold shares of MDLY Class B Common Stock through their ownership of units of Medley Group LLC (which shares collectively represent a super-majority of the aggregate voting power of the MDLY Common Stock), were not willing to condition the proposed MDLY Merger upon the approval of a majority of the unaffiliated MDLY Stockholders due to the relatively small ownership interest (approximately 18.3%) and voting power (approximately 2.2%) that such holders have in MDLY. On June 24, 2018, representatives of Potter Anderson, on behalf of the MDLY Special Committee, and representatives of Eversheds Sutherland held a follow-up teleconference. On that call, representatives of Eversheds Sutherland (i) informed representatives of Potter Anderson that MCC and Sierra had established the MCC Special Committee and the Sierra Special Committee, respectively, to evaluate and negotiate the proposed Mergers, (ii) clarified portions of the framework regarding the proposed value and allocation of consideration to MDLY Stockholders in the proposed MDLY Merger, including, among other things, certain contemplated tax obligations payable by the unitholders of Medley Group LLC, in response to questions put to them by Potter Anderson, (iii) reviewed the terms of the advisory agreements between certain subsidiaries of MDLY and MCC and Sierra, respectively, and (iv) discussed the potential impact of the proposed MDLY Merger under the Tax Receivable Agreement.

On June 25, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson. During the meeting, Potter Anderson provided the MDLY Special Committee with additional information with respect to the background and structure of the proposed Mergers, as communicated by Mr. Fredericks and representatives of Eversheds Sutherland to representatives of Potter Anderson on June 21, 2018 and June 24, 2018 in addition to what was reflected in the written materials delivered to the MDLY Special Committee. The MDLY Special Committee and representatives of Potter Anderson also discussed Management’s position (in its capacity as MDLY’s controlling stockholder) that the proposed MDLY Merger would not be conditioned on approval of a majority of the unaffiliated MDLY Stockholders due to the relatively small ownership interest (approximately 18.3%) and voting power (approximately 2.2%) that such holders have in MDLY. The MDLY Special Committee also discussed retention of an independent financial advisor and authorized Mr. Leeds to contact potential financial advisors.

On June 29, 2018, the MDLY Board held a meeting for the purpose of receiving an update from Management on the proposed Mergers.

On June 29, 2018, representatives of Potter Anderson held a teleconference with a potential financial advisor for the MDLY Special Committee.

On each of June 29, 2018 and July 1, 2018, representatives of Potter Anderson and representatives of Eversheds Sutherland held a teleconference to discuss certain regulatory approvals that may be required in connection with the proposed Mergers. On July 2, 2018, an updated framework with respect to the proposed Mergers was delivered by Management to the MDLY Special Committee and Potter Anderson. The July 2, 2018 framework provided that, consistent with the preliminary framework, as consideration for their shares of MDLY Class A Common Stock, MDLY Stockholders would receive per share $3.75 cash consideration and 0.41 shares of Sierra Common Stock. The July 2, 2018 framework also included information with respect to the proposed compensation of certain key executives at the pro forma entity. With respect to the proposed MCC Merger, which was structured as a stock-for-stock merger, MCC Stockholders would receive Sierra Common Stock in exchange for their existing shares of MCC Common Stock using an exchange ratio of 0.76.

On July 3, 2018, Mr. Eaton and representatives of Potter Anderson held a teleconference to discuss the potential engagement of an independent financial advisor for the purpose of advising the MDLY Special Committee.

On July 5, 2018, Mr. Eaton and representatives of Potter Anderson held a teleconference with Barclays to discuss its potential engagement as the independent financial advisor to the MDLY Special Committee.

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Later on July 5, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson to discuss the MDLY Board meeting held on June 29, 2018 and the July 2, 2018 framework. In addition, the MDLY Special Committee discussed the engagement of an independent financial advisor. During the meeting, Potter Anderson reviewed with the MDLY Special Committee the proposed engagement letter from the potential financial advisor with whom Mr. Leeds and Potter Anderson had spoken. Potter Anderson and Mr. Eaton also provided an overview of their earlier teleconference with Barclays.

On July 6, 2018, the MDLY Board held a meeting for the purpose of receiving an update from Management on the proposed Mergers and an update on a memorandum setting forth the terms of the SEC exemptive relief that would be required for the proposed transaction to be permitted under the Investment Company Act. Mr. Taube, who attended the meeting, noted that both the MCC Special Committee and the Sierra Special Committee had been actively considering the proposed Mergers. In addition, the MCC Special Committee and the Sierra Special Committee had each retained the services of an independent financial advisor. Next, representatives of Eversheds Sutherland, who attended the meeting, discussed the SEC exemptive relief that would be required in order to consummate the proposed Mergers. Representatives of Eversheds Sutherland discussed the active and ongoing dialogue with the SEC and informed the MDLY Special Committee that a memorandum describing such relief was submitted to the SEC on July 5, 2018. The purpose of the memorandum was to receive the SEC’s guidance on the proposed Mergers and to confirm that the SEC would concur with Eversheds Sutherland’s view that the exemptive relief sought in connection with the proposed Mergers was generally consistent with precedent relief granted by the SEC. Management noted that the MDLY Special Committee would be kept apprised on any response from the SEC.

On July 10, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson to further discuss engagement of an independent financial advisor, including to review the proposals received from the two potential financial advisors. The MDLY Special Committee evaluated their respective qualifications and levels of experience in evaluating BDCs and in mergers and acquisitions generally and whether either potentially had conflicts that would compromise its ability to render independent advice. The MDLY Special Committee determined at the meeting that it was inclined to hire Barclays as its independent financial advisor. The MDLY Special Committee, with the assistance of representatives of Potter Anderson, also reviewed the prior efforts of MDLY in seeking a potential buyer for MDLY or its assets and requested that Potter Anderson follow up with Eversheds Sutherland and Management to obtain updated information regarding prior and ongoing discussions with third parties relating to potential alternative transactions.

Later on July 10, 2018, the MDLY Special Committee, representatives of Potter Anderson, and representatives of Barclays held a held a telephonic meeting. At this meeting, the MDLY Special Committee assessed whether Barclays had any conflicts that potentially would compromise its ability to provide the MDLY Special Committee with independent advice and otherwise assessed Barclays’ experience and qualifications. On the call, representatives of Barclays discussed, among other things, Barclays’ historic relationships and experiences with MDLY, MCC and Sierra. After Barclays left the call, the MDLY Special Committee determined that Barclays was independent for purposes of serving as the MDLY Special Committee’s independent financial advisor. Considering the factors described above, the MDLY Special Committee agreed to retain Barclays as the MDLY Special Committee’s independent financial advisor, subject to the execution of an engagement letter and obtaining further details on Barclays’ historic relationships and experiences with MDLY, MCC and Sierra.

Also on July 10, 2018, Management provided the members of the MDLY Special Committee with a preliminary summary of prior and ongoing discussions between MDLY and third parties relating to potential alternative transactions.

On July 12, 2018, at the direction of MDLY, representatives of Goldman Sachs delivered an updated framework for the proposed Mergers to the members of the MDLY Special Committee and Potter Anderson. The July 12, 2018 framework contemplated that, as consideration for their shares of MDLY Class A Common Stock in the proposed MDLY Merger, MDLY Stockholders would receive, per share, $3.75 cash consideration and 0.43 shares of Sierra Common Stock. In addition, the proposed framework proposed a stock-for-stock merger of Sierra and MCC in which the MCC Stockholders would receive Sierra Common Stock in exchange for their existing shares of MCC Common Stock using an exchange ratio of 0.76

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On July 13, 2018, representatives of Potter Anderson and Barclays held a teleconference with Mr. Taube and representatives of Goldman Sachs, during which Mr. Taube and, at the direction of MDLY, representatives of Goldman Sachs reviewed the July 12, 2018 framework and answered questions posted to them in relation thereto.

On July 17, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays to discuss the July 12, 2018 framework. Representatives of Potter Anderson summarized their July 13, 2018 call with Mr. Taube and representatives of Goldman Sachs. The MDLY Special Committee also discussed the prior sales processes and bidder outreach conducted by MDLY and requested that Potter Anderson and Barclays follow-up with Management, representatives of Goldman Sachs, and Eversheds Sutherland to obtain additional information regarding such prior sales processes.

On July 18, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays to discuss Barclays’ formal retention.  As part of those discussions, Barclays reviewed with the MDLY Special Committee its historic relationships and experiences with MDLY, Sierra and MCC, including as discussed below under “Description of the Merger – Opinions of Financial Advisor to the MDLY Special Committee”.   Barclays informed the MDLY Special Committee that on separate occasions in 2017, Barclays’ deal team members advising the MDLY Special Committee provided financial advisory services to two separate potential buyers of MDLY related to an acquisition of MDLY.  Following a discussion of Barclays’ relationship disclosure and potential conflicts, the MDLY Special Committee confirmed its belief that Barclays was independent for purposes of representing the MDLY Special Committee in connection with the proposed MDLY Merger.

Later on July 18, 2018, Mr. Taube informed the MDLY Special Committee by email that he would like to schedule a meeting of the MDLY Board on July 20, 2018 to provide an update on the Sierra Special Committee and the MCC Special Committee processes in connection with the proposed Mergers.

At the July 20, 2018 MDLY Board meeting, Mr. Taube provided the MDLY Board with an update on the proposed Mergers. Mr. Taube noted that each of the other parties had substantially completed diligence with only a narrow list of open items that needed to be addressed from a diligence standpoint.

With respect to the price per share that the MDLY Stockholders could expect to receive for their shares, Mr. Taube noted that, based on Management’s discussions with the MCC Special Committee and the MDLY Special Committee, $7.00 per share of MDLY Class A Common Stock was likely too high of a price point for MCC and Sierra, and that a price in the range of $5.00 to $6.00 per share would be more likely agreeable to the MCC Special Committee and the Sierra Special Committee. Mr. Taube stated that in his view, there was currently a clear path forward if the MDLY Special Committee was willing to proceed with a deal that would entail a share price in the low $6.00 range. Mr. Taube stated that it appeared likely that Management would need to forfeit a portion of its rights under the Tax Receivable Agreement. In that regard, Mr. Taube proposed that Management would give up at least a portion of the Tax Receivable Agreement in order to get the highest price point possible for shares of MDLY Class A Common Stock, though $7.00 would still not be likely agreeable to the MCC Special Committee and the Sierra Special Committee.

Mr. Taube then walked through the form of consideration that MDLY Stockholders could expect to receive, explaining that MDLY Stockholders would likely receive over $3.50 per share in cash, with the remaining consideration consisting of stock in the Combined Company. This would result in a premium to MDLY’s current market value of approximately 70%.

Immediately following the MDLY Board meeting, on July 20, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays. After a discussion of the concerns raised by the Sierra Special Committee and the MCC Special Committee, the MDLY Special Committee instructed Barclays to obtain further information regarding the Sierra Special Committee’s bases for Sierra’s valuation of the MDLY Class A Common Stock. The MDLY Special Committee also discussed additional transaction considerations including imposing certain parameters around post-closing compensation for members of management of the Combined Company, potential additional procedural protections, and other options regarding the structure of the consideration to be paid to the unaffiliated MDLY Stockholders, including broader election rights for the unaffiliated MDLY stockholders with respect to consideration. The MDLY Special Committee discussed possible sources of additional value for the unaffiliated MDLY Stockholders and instructed Barclays to request that the Medley LLC Unitholders forfeit some or all of the benefits to which they would be entitled under the Tax Receivable Agreement in order to increase the amount of consideration available to the unaffiliated MDLY Stockholders. The MDLY Special Committee, together with Potter Anderson and Barclays, also discussed the unsuccessful efforts of MDLY to find a potential buyer for MDLY or its assets, based on information about such efforts provided by representatives of Goldman Sachs, and to what extent prior discussions with third parties with respect to MDLY’s value and the lack of viable proposals to acquire MDLY impacted the value of the consideration offered in connection with the proposed MDLY Merger. Following the July 20, 2018 meeting of the MDLY Special Committee, Barclays communicated to representatives of Goldman Sachs the MDLY Special Committee’s request for additional consideration for the unaffiliated MDLY Stockholders and related questions regarding other potential sources of value.

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Later on July 20, 2018, Management delivered an updated framework for the proposed Mergers, which provided for a cash payment to holders of MDLY Class A Common Stock of $3.69 per share, inclusive of a $0.25 pre-closing special cash dividend, and 0.34 shares of Sierra Common Stock per share of MDLY Class A Common Stock. In addition, the updated framework proposed a stock-for-stock merger of Sierra and MCC using an exchange ratio of 0.72, which was reduced from the prior proposed exchange ratio of 0.76 due to a decrease in MCC’s NAV per share over the previous quarter. As part of the framework, the Medley LLC Unitholders agreed to reduce the payments that they would receive under the Tax Receivable Agreement, through a reduction in the percentage of the aggregate value of certain tax benefits to which they would be entitled from 85% to 65%.

On July 22, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays to discuss the July 20, 2018 framework. The MDLY Special Committee instructed Potter Anderson and Barclays to request that (i) the Medley LLC Unitholders forfeit a greater share or all of the benefits to which they are entitled under the Tax Receivable Agreement and (ii) all or a greater portion of the aggregate cash payable in the form of the pre-closing special cash dividend be paid only to the unaffiliated MDLY Stockholders. The MDLY Special Committee, together with Potter Anderson and Barclays, also discussed the prior MDLY sales process, based on information about such process provided by representatives of Goldman Sachs, and how the consideration proposed in the July 20, 2018 framework compared to the prior indications of interest and other transactions unsuccessfully pursued by MDLY.

Between July 23, 2018 and July 25, 2018, Management, the Sierra Special Committee and the MCC Special Committee conveyed their respective positions on particular issues to representatives of Eversheds Sutherland and Goldman Sachs, including that (i) Management was not amenable to forfeiting additional payments to which they were entitled under the Tax Receivable Agreement, (ii) Management would not be amenable to conditioning the Proposed Business Combination on the approval of a majority of the unaffiliated MDLY Stockholders due to the relatively small ownership interest (approximately 18.3%) and voting power (approximately 2.2%) that such holders have in MDLY, (iii) any increase in the cash consideration payable to the unaffiliated MDLY Stockholders or paying a special cash dividend only to the unaffiliated MDLY Stockholders would not be acceptable to Management, and (iv) Management would decline the MDLY Special Committee’s request that the unaffiliated MDLY Stockholders be given election rights with respect to the consideration payable in connection with the Proposed Business Combination. Management, the Sierra Special Committee, and the MCC Special Committee directed representatives of Eversheds Sutherland and Goldman Sachs to convey such positions to Barclays and Potter Anderson. During this time, Barclays continued its due diligence and discussions with representatives of Goldman Sachs regarding the MDLY Special Committee’s request for additional value to the unaffiliated MDLY Stockholders. During those discussions and at the direction of MDLY, representatives of Goldman Sachs informed Barclays of the respective positions of Management, the Sierra Special Committee and the MCC Special Committee, as described above.

On July 25, 2018, at the direction of MDLY, representatives of Goldman Sachs, communicated to representatives of Barclays an updated framework for the proposed Mergers, which included an increase in the proposed exchange ratio of 0.34 shares of Sierra Common Stock to 0.38 shares of Sierra Common Stock per share of MDLY Class A Common Stock, but did not otherwise change the cash consideration per share (or proposed special cash dividend) payable to the MDLY Stockholders. In addition, the updated framework proposed a stock-for-stock merger of Sierra and MCC using an exchange ratio of 0.76. At the direction of MDLY, representatives of Goldman Sachs also communicated to Barclays that the Medley LLC Unitholders agreed to further reduce the percentage of the aggregate value of certain tax benefits to which they would be entitled under the Tax Receivable Agreement from 65% to 40%. Finally, at the direction of MDLY, representatives of Goldman Sachs delivered a written framework reflecting such terms to the MDLY Special Committee and Potter Anderson on July 26, 2018.

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On July 25, 2018, at the direction of MDLY, representatives of Eversheds Sutherland and Goldman Sachs conveyed to representatives of Potter Anderson and Barclays, respectively, that, (i) the Medley LLC Unitholders remained reluctant to forfeit additional rights under the Tax Receivable Agreement, (ii) the Medley LLC Unitholders (in their capacity as MDLY’s controlling stockholders) would not be amenable to conditioning the proposed transactions on approval of a majority of the unaffiliated MDLY Stockholders, (iii) increases in cash consideration or the payment of a special cash dividend only to the unaffiliated MDLY Stockholders were unacceptable to MDLY’s controlling stockholders, the Medley LLC Unitholders, and (iv) MDLY’s controlling stockholders declined the MDLY Special Committee’s request that the unaffiliated MDLY Stockholders be given election rights with respect to the consideration payable in connection with the proposed MDLY Merger. Representatives of Potter Anderson and Barclays conveyed these points to the MDLY Special Committee during a telephonic meeting with the MDLY Special Committee on July 25, 2018. The MDLY Special Committee instructed representatives of Potter Anderson and Barclays to continue to request that the Medley LLC Unitholders forfeit a greater share or all of the payments to which they are entitled under the Tax Receivable Agreement in order to increase the amount of consideration available to the unaffiliated MDLY Stockholders. The MDLY Special Committee, together with Potter Anderson and Barclays, continued to consider the sales process of MDLY to date and how the proposed MDLY Merger related to prior indications of interest and other transactions unsuccessfully pursued by MDLY based on information about such indications of interest and other transactions provided by representatives of Goldman Sachs. Representatives of Potter Anderson discussed with the MDLY Special Committee an updated process summary, which had been delivered by representatives of Goldman Sachs on July 23, 2018, detailing, among other things, the prior sales processes and bidder outreach conducted by MDLY and the reasons for the termination of discussions with Party X.

On July 26, 2018, at the request of Management, representatives of Goldman Sachs relayed the updated framework for the proposed Mergers to the MDLY Special Committee and Potter Anderson, which contemplated a cash payment to holders of MDLY Class A Common Stock of $3.69 per share, inclusive of a $0.25 pre-closing special cash dividend, and 0.38 shares of Sierra Common Stock per share of MDLY Class A Common Stock. In addition, the updated framework maintained the previously proposed stock-for-stock merger of Sierra and MCC using an exchange ratio of 0.76. On July 26, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays. The MDLY Special Committee directed Potter Anderson and Barclays to continue to explore additional sources of value for the unaffiliated MDLY Stockholders, including a possible forfeiture by the Medley LLC Unitholders of all of the payments that they would otherwise be entitled to receive under the Tax Receivable Agreement. Representatives of Barclays reviewed with the MDLY Special Committee conversations between representatives of Barclays and Goldman Sachs relating to the prior sales processes of MDLY, and the MDLY Special Committee instructed Barclays to follow up with representatives of Goldman Sachs relating to the reasons for termination of discussions with Party X. The MDLY Special Committee also reviewed with Potter Anderson and Barclays Management’s projections and their underlying support, as well as key transaction structure considerations, including possible procedural protections and post-closing compensation for Management. In addition, the MDLY Special Committee, with the assistance of Potter Anderson, reviewed the Sierra Investment Advisory Agreement and MCC Investment Management Agreement, including the terms under which such agreements are renewed annually and the terms and conditions under which such agreements may be terminated.

On July 27, 2018, at the request of Management, representatives of Goldman Sachs relayed the updated framework for the proposed Mergers to the MDLY Special Committee and Potter Anderson, which proposed a cash payment to holders of MDLY Class A Common Stock of $3.94 per share, inclusive of a $0.50 pre-closing special cash dividend, and 0.38 shares of Sierra Common Stock per share of MDLY Class A Common Stock. In addition, the updated framework proposed a stock-for-stock merger of Sierra and MCC using an exchange ratio of 0.8050, increased from the prior exchange ratio of 0.76. In connection with the updated framework, the Medley LLC Unitholders agreed to forfeit the entirety of the payments otherwise payable to them under the Tax Receivable Agreement. At the direction of MDLY, representatives of Goldman Sachs delivered a written framework reflecting such terms to the MDLY Special Committee and Potter Anderson on July 27, 2018. On July 27, 2018, representatives of Potter Anderson and Barclays held a teleconference with Mr. Leeds to discuss the July 27, 2018 framework in anticipation of a meeting of the MDLY Board later that day.

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At the July 27, 2018 MDLY Board meeting, Mr. Taube summarized the current state of negotiations and provided an overview of the July 27, 2018 framework. At the invitation of MDLY, representatives of Goldman Sachs attended this meeting. Specifically, Mr. Taube discussed the price per share that MDLY Stockholders would receive in connection with the proposed MDLY Merger. After multiple iterations, the Sierra Special Committee and Management agreed to consider a price of $6.75 per share of MDLY Class A Common Stock (inclusive of the total cash consideration and stock consideration), which included a $0.50 pre-closing special cash dividend. In summary, Mr. Taube noted that MDLY Stockholders could expect to receive merger consideration in the form of approximately 55% in cash and 45% in Sierra Common Stock. In addition, Mr. Taube noted that under the July 27, 2018 framework, the Medley LLC Unitholders would agree to waive their rights under the Tax Receivable Agreement, which would allow the Combined Company to receive all of the benefits therefrom. Mr. Taube highlighted the fact that all members of Management agreed to forfeit their rights under the Tax Receivable Agreement in order to help the negotiations between the parties and provide increased value to the unaffiliated MDLY Stockholders. Mr. Taube committed to reporting to the MDLY Special Committee on the progress of the negotiations as soon as more information became available.

Next, Mr. Taube provided an update on the negotiations between the Sierra Special Committee and the MCC Special Committee. He noted that one of the main issues being negotiated was the exchange ratio pursuant to which shares of Sierra Common Stock would be issued in exchange for existing shares of MCC Common Stock. Mr. Taube informed the MDLY Special Committee that the Sierra Special Committee and the MCC Special Committee had reached a tentative agreement that the exchange ratio in connection with the MCC Merger would be 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock.

On July 29, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays to discuss the July 27, 2018 framework. The MDLY Special Committee instructed Potter Anderson and the representatives of Barclays to further request that the aggregate amount of the currently contemplated pre-closing special cash dividend be paid only to the unaffiliated MDLY Stockholders or that an additional pre-closing special cash dividend be paid only to the unaffiliated MDLY Stockholders. The MDLY Special Committee also discussed Management’s projections. Representatives of Barclays informed the MDLY Special Committee that representatives of Goldman Sachs had communicated that Management (in its capacity as MDLY’s controlling stockholder), continued to reject any election right for the unaffiliated MDLY Stockholders with respect to the mix of cash and stock consideration because it purportedly affected the tax-free nature of the MDLY Merger.

On July 29, 2018, Eversheds Sutherland uploaded to the electronic data room drafts of the MDLY Merger Agreement and MCC Merger Agreement for the proposed Mergers.

On July 30, 2018, at the direction of MDLY, representatives of Goldman Sachs delivered an updated framework for the proposed Mergers to the MDLY Special Committee and Potter Anderson. The July 30, 2018 framework provided that (i) the unaffiliated MDLY Stockholders would receive $4.09 per share, which would include $0.65 payable in the form of special cash dividends, and (ii) Management would receive a lower per share cash consideration of $3.79, which would include only $0.35 payable in the form of a special cash dividend. Under the July 30, 2018 framework, both the unaffiliated MDLY Stockholders and Management (in their capacity as MDLY Stockholders) would receive 0.3836 shares of Sierra Common Stock per share of MDLY Class A Common Stock. In addition, the updated framework proposed a stock-for-stock merger of Sierra and MCC using an exchange ratio of 0.8050, which was consistent with the most recently proposed framework.

At a meeting of the MDLY Board held on July 30, 2018, Mr. Taube provided the MDLY Board with an update on Management’s latest discussion with the Sierra Special Committee in connection with the MDLY Merger and the negotiations between the Sierra Special Committee and the MCC Special Committee relating to the MCC Merger. At the invitation of MDLY, representatives of Goldman Sachs attended this meeting. Mr. Taube addressed the MDLY Special Committee’s request for increased consideration for holders of MDLY Class A Common Stock and described the outstanding business issues.

Mr. Taube next summarized Management’s latest discussion with the Sierra Special Committee and the MCC Special Committee, noting that while he had previously reported to the MDLY Special Committee that a share price of $6.75 (inclusive of the total cash consideration and stock consideration) for shares of MDLY Class A Common Stock was a possibility, Sierra was still pushing for MDLY to consider a share price lower than $6.75.

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Next, representatives of Potter Anderson asked for further information regarding the sources of value associated with the MDLY Merger, and asked Mr. Taube to reconfirm Management’s projections and that no changes were necessary. Mr. Taube noted that Management had given up a great deal of value for themselves in order to facilitate an agreement and a share price point that would be agreeable to all parties. In particular, forfeiting the Medley LLC Unitholders rights under the Tax Receivable Agreement, was of significant benefit to the MDLY Stockholders. Mr. Taube then reviewed the specifics of the July 30, 2018 framework share price breakdown and reconfirmed Management’s projections.

Next, Mr. Taube informed the MDLY Board that Management received from an unaffiliated third party (“Party Y”) a written non-binding indication of interest dated July 30, 2018, to acquire all of the shares of MDLY Class A Common Stock and all of the Medley LLC rights (the “July 30, 2018 IOI”). Mr. Taube noted that Management would assess the offer and provide the MDLY Special Committee with a copy of the July 30, 2018 IOI.

Later on August 2, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays. The MDLY Special Committee determined that there were no additional sources of value for the unaffiliated MDLY Stockholders and that the Sierra Special Committee and the MCC Special Committee were not amenable to giving up further value in connection with the proposed Mergers. In addition, the MDLY Special Committee reviewed, with the assistance of Potter Anderson and Barclays, the sales processes to date run by MDLY. Based on those discussions, the MDLY Special Committee (i) confirmed that the sales processes run by MDLY for approximately 12 months, which failed to produce any viable transaction, constituted a reasonable market check by MDLY and that no further pre-signing market check was necessary under the circumstances, and (ii) determined not to authorize Barclays to solicit any indications of interest from any third party with respect to the purchase of all or a part of MDLY’s business. The MDLY Special Committee also discussed and continued to believe that it was not a viable option to request that the deal be conditioned on the approval of a majority of the unaffiliated MDLY Stockholders because such a condition had been rejected on multiple occasions by Management (in its capacity as MDLY’s controlling stockholder). The representatives of Potter Anderson then reviewed with the MDLY Special Committee the draft MDLY Merger Agreement. The MDLY Special Committee also discussed the proposed consideration and recognized that the cash component payable to the unaffiliated MDLY Stockholders alone exceeded the current market price of shares of MDLY Class A Common Stock.

At a meeting of the MDLY Board held on August 3, 2018, Management provided the MDLY Board with an update on the status of the proposed Mergers since the last meeting held on July 30, 2018. At the invitation of MDLY, representatives of Goldman Sachs attended this meeting. Mr. Taube summarized the schedule of upcoming board and special committee meetings of MCC and Sierra, noting that Eversheds Sutherland would narrow down the list of open items being discussed in the MDLY Merger Agreement and MCC Merger Agreement. Mr. Taube next reviewed the working plan for the proposed transaction announcement, noting that the parties were working towards announcing an agreement on the close of business on Thursday, August 9, 2018, assuming the MDLY Merger Agreement and MCC Merger Agreement were finalized by that date.

Next, Mr. Taube provided an overview of the July 30, 2018 IOI. Mr. Taube explained that neither Management nor representatives of Goldman Sachs were familiar with Party Y before receiving the unsolicited proposal. In summary, Party Y proposed a sale price that would equate to approximately $5.09 per share of MDLY Class A Common Stock. Management met with representatives from Party Y and performed diligence. Based upon that analysis, Management advised the MDLY Board that it appeared that Party Y did not have the capacity or skill required for a successful transaction, lacked the necessary capital, and was offering a low share price that did not fairly value MDLY. Representatives of Goldman Sachs confirmed that they were not familiar with Party Y before receiving the unsolicited proposal and noted that it was likely that Party Y was hoping to acquire MDLY at a significant discount to fair value.

Immediately following the conclusion of the MDLY Board Meeting, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays. Barclays reviewed with the MDLY Special Committee its preliminary financial metrics relating to the MDLY Merger. In addition, the MDLY Special Committee, with the assistance of representatives of Potter Anderson and Barclays, discussed the July 30, 2018 IOI and agreed that it was not viable or worth further pursuing when compared to the proposed MDLY Merger.

From August 3, 2018 to the afternoon of August 9, 2018, Eversheds Sutherland exchanged multiple drafts of the MCC Merger Agreement and the MDLY Merger Agreement with representatives of Potter Anderson, S&W and Kramer Levin.

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On August 8, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays. The MDLY Special Committee and representatives of Potter Anderson discussed the compensation report received by the Sierra Special Committee from its compensation consultant, and reviewed with the MDLY Special Committee the terms of the proposed employment agreements to be executed by Management upon the closing of the proposed Mergers. Also at the meeting (i) Potter Anderson reviewed with the MDLY Special Committee an overview of the material terms of the draft MDLY Merger Agreement and exhibits, (ii) Barclays discussed with the MDLY Special Committee its financial analysis of the consideration to be paid to the unaffiliated MDLY Stockholders in the MDLY Merger, and (iii) Potter Anderson reviewed with the MDLY Special Committee its fiduciary duties in connection with its evaluation, consideration, and approval of the proposed MDLY Merger. The MDLY Special Committee, with the assistance of Potter Anderson and Barclays, also reviewed the prior sales process run by MDLY. The discussion regarding the prior sales process run by MDLY was based upon information that was provided by representatives of Goldman Sachs at the direction of MDLY. After an extensive discussion, the MDLY Special Committee agreed that the MDLY Merger provided the best value reasonably available to the unaffiliated MDLY Stockholders, including when compared to any standalone options.

On August 9, 2018, the MDLY Special Committee held a telephonic meeting with representatives of Potter Anderson and Barclays. The MDLY Special Committee, with the assistance of Potter Anderson, discussed the material terms of the MDLY Merger Agreement and exhibits. Representatives of Potter Anderson again reviewed with the MDLY Special Committee its fiduciary duties. In addition, at the meeting, Barclays discussed with the MDLY Special Committee additional information with respect to its financial analysis of the terms of the proposed MDLY Merger. At the request of the MDLY Special Committee, Barclays delivered an oral fairness opinion as of August 9, 2018, which was subsequently confirmed by delivery of a written opinion dated as of such date, as to the fairness, from a financial point of view, to the MDLY Public Stockholders of the aggregate of the MDLY Merger Consideration, the First Special Dividend and the Second Special Dividend to be offered to such MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger. The MDLY Special Committee unanimously (i) determined that the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, are advisable and fair to, and in the best interests of, MDLY and the MDLY Stockholders (other than Messrs. Brook Taube, Seth Taube, Tonkel, Allorto, and Fredericks, Medley Group LLC, and any of their respective affiliates), (ii) approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, and (iii) recommended that the MDLY Board (a) approve and declare advisable the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, and (b) submit the MDLY Merger Agreement to the MDLY Stockholders for adoption.

On August 9, 2018, the MDLY Board held a telephonic meeting. At the invitation of MDLY, representatives of Potter Anderson, Barclays, Goldman Sachs and Eversheds Sutherland were present. At this meeting, representatives of Goldman Sachs reviewed its financial analysis of the consideration to be paid to the MDLY Stockholders in the MDLY Merger. Representatives of Goldman Sachs then rendered an oral opinion to the MDLY Board, which was subsequently confirmed by delivery of a written opinion dated August 9, 2018, to the effect that, as of such date, and based upon and subject to the factors and assumptions set forth therein, the aggregate of the MDLY Merger Consideration, the First Special Dividend and the Second Special Dividend, which is referred to as the “Consideration”, to be paid to the holders of MDLY Class A Common Stock (other than Sierra, MCC and any of their respective affiliates, the Medley LLC Unitholders, the holders of Medley LLC Restricted Units and the holders of MDLY RSUs) pursuant to the MDLY Merger Agreement, was fair from a financial point of view to such holders. See “—Opinion of Financial Advisor to the MDLY Board” beginning on page 263 of this Joint Proxy Statement/Prospectus.

Mr. Leeds provided the MDLY Board with a report of the MDLY Special Committee meeting held earlier that day. Mr. Leeds provided a history of the various meetings held by the MDLY Special Committee and described the final considerations of the MDLY Special Committee that led to its recommendation that the MDLY Merger Agreement and the transactions contemplated thereby be approved by the MDLY Board. In particular, Mr. Leeds highlighted, among other things, the fairness opinion that the MDLY Special Committee received from Barclays and the robust process of considering all of the information and various proposals presented to the MDLY Special Committee. On that basis, Mr. Leeds confirmed the MDLY Special Committee’s recommendation described above.

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On that basis, the MDLY Board unanimously approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger and resolved to submit the MDLY Merger Agreement to the MDLY Stockholders for its adoption.

Reasons for the Mergers

Sierra’s Reasons for the Mergers

The Sierra Special Committee unanimously determined that the MCC Merger Agreement, the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MCC Merger and the MDLY Merger, are advisable and fair to, and in the best interests of, Sierra and the Sierra Stockholders.

In recommending that the Sierra Board approve the MCC Merger Agreement, the MDLY Merger Agreement and the transactions contemplated thereby, including the MCC Merger and the MDLY Merger, the Sierra Special Committee considered the terms of the MCC Merger Agreement, the MDLY Merger Agreement and the other transactions and agreements relating thereto. As part of its evaluation, the Sierra Special Committee considered the financial terms, risks/challenges, timing and uncertainties of alternatives available to Sierra, as well as financial information prepared by Management. The Sierra Special Committee consulted with outside financial and legal advisors and Management, and took into account a number of reasons, including, among others:

●	the Mergers will increase the assets under management of the Combined Company, offering the potential for greater diversification and scale;

●	the Mergers are expected to be accretive to Sierra’s NII, return on equity, and NAV;

●	the Mergers offer the potential for achieving cost savings, operational efficiencies and synergies;

●	the public listing of the Combined Company will provide liquidity for the Sierra Stockholders, and the market for the Combined Company’s shares is likely to be superior to what would be expected if Sierra merely listed its shares;

●	the Mergers will result in the internalization of management of the Combined Company, providing for greater control by the Board of the Combined Company and closer alignment of interests of Management and the Combined Company’s stockholders;

●	the fact that the Sierra Special Committee actively negotiated the terms of the Mergers and the final terms were materially different from the terms initially presented as a potential framework around which a transaction could be consummated;

●	the renegotiation of the Tax Receivable Agreement is expected to provide significant benefits to the Combined Company;

●	the financial analyses and presentations prepared by Broadhaven and its oral opinion delivered to the Sierra Special Committee on August 9, 2018, which was subsequently confirmed in writing by delivery of Broadhaven’s written opinion dated August 9, 2018, to the effect that, as of that date and based upon and subject to various assumptions, limitations and qualifications described in its opinion, the total consideration to be paid and issued by Sierra pursuant to the MCC Merger Agreement and the MDLY Merger Agreement, considered as a whole and not in separate parts, was fair to Sierra from a financial point of view;

●	the compensation to be paid to members of Management has been reviewed by the Special Committee’s compensation consultant, which has advised that the proposed compensation is reasonable and competitive with peer companies;

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●	based on the MDLY Merger Consideration to be received by Management in connection with the Mergers (as described herein), the net effect of such merger consideration will be that Management will roll over approximately 100% of their after tax proceeds in connection with the Mergers into shares of Combined Company Common Stock, which shares will be subject to a 12-month lock-up period, which will more closely align the interests of Management and the Combined Company’s stockholders;

●	the investment objectives and principal investment strategies of Sierra and MCC are similar;

●	the Mergers are expected to be tax-free to Sierra Stockholders; and

●	the consummation of the Mergers is subject to significant conditions, including the requirement that the Mergers be approved by Sierra Stockholders.

In view of the variety of factors and the amount of information considered, as well as the complexity of that information, the Sierra Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decisions. In addition, individual members of the Sierra Special Committee may have given different weight to different factors. The above factors are not listed in any particular order of priority. In the judgment of the Sierra Special Committee, the potential risks associated with the MCC Merger Agreement, the MDLY Merger Agreement and the transactions contemplated thereby, including the MCC Merger and the MDLY Merger, were favorably offset by the potential benefits of the MCC Merger Agreement, the MDLY Merger Agreement and the transactions contemplated thereby, including the MCC Merger and the MDLY Merger. This explanation of the Sierra Special Committee’s reasoning, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Special Note Regarding Forward-Looking Statements.”

Position of Sierra as to the Fairness of the Mergers

Because the proposed MDLY Merger may be deemed to be subject to the SEC rules governing “going private” transactions, and Sierra may be deemed to be an affiliate of MDLY under those rules, the Sierra Board is expressing its position as to the fairness of the proposed MDLY Merger to MDLY’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Sierra Board is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

The Sierra Board believes that the MDLY Merger (which is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement was filed with the SEC) is fair to the unaffiliated MDLY Stockholders on the basis of the factors described below. The Sierra Board did not participate in the deliberations of the MDLY Special Committee regarding, or receive advice from the MDLY Special Committee’s legal or financial advisors as to, the fairness of the proposed MDLY Merger. The Sierra Board has not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purpose of assessing the fairness of the MDLY Merger to the unaffiliated MDLY Stockholders.

Based on the knowledge and analysis by the Sierra Board of available information regarding MDLY, as well as discussions with MDLY’s senior management regarding MDLY and its business and the factors considered by, and the analysis and resulting conclusions of the MDLY Board discussed in this Joint Proxy Statement/Prospectus, in “—MDLY’s Reasons for the Mergers,” the Sierra Board believes that the MDLY Merger is substantively and procedurally fair to the unaffiliated MDLY Stockholders. In particular, the Sierra Board believes that the MDLY Merger is fair to the unaffiliated MDLY Stockholders based on its consideration of the following factors, among others, which are not presented in any relative order of importance.

Procedural fairness. The Sierra Board took into account the procedures implemented to provide for procedural fairness, including:

●	the appointment of a special committee of the MDLY Board and the authority of the MDLY Special Committee to negotiate and reject or recommend approval of the MDLY Merger and the terms of the MDLY Merger Agreement;

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●	the independence of the members of the MDLY Special Committee and the fact that its members are outside, non-employee directors of the MDLY Board and are not affiliated with Sierra or with the members of the Sierra Special Committee or the Sierra Board;

●	the belief that the members of the MDLY Special Committee do not have any interests in the MDLY Merger different from, or in addition to, those of the unaffiliated MDLY Stockholders, other than the members’ receipt of board and special committee compensation in connection with their evaluation of the MDLY Merger and continued indemnification and liability insurance for such directors following the completion of the MDLY Merger for certain claims and liabilities arising from their actions taken prior to the effective time of the MDLY Merger;

●	the fact that neither the MDLY Special Committee nor the MDLY Board had any obligation to approve the MDLY Merger;

●	the MDLY Special Committee’s engagement of, and reliance on, their own independent, experienced, third-party advisors, including financial and legal advisors;

●	the understanding that the MDLY Special Committee has received or will receive an opinion from its financial advisor as to the fairness, from a financial point of view, of the consideration to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock, as of the date of the opinion and based upon and subject to the qualifications, limitations and assumptions stated therein, understanding that the Sierra Board is not entitled to rely upon that opinion;

●	that the MDLY Board, based on the recommendation of the MDLY Special Committee, approved the MDLY Merger and concluded that the MDLY Merger is in the best interests of all MDLY Stockholders, including the unaffiliated MDLY Stockholders; and

●	the fact that Sierra did not influence or participate in MDLY’s deliberative process.

Substantive fairness. The Sierra Board considered factors relating to the substantive fairness of the MDLY Merger to MDLY Stockholders, including:

●	the fact that the MDLY Merger Consideration and the other terms and conditions of the MDLY Merger were the result of extensive arms’ length negotiations among the Sierra Special Committee, the MDLY Special Committee, and their respective independent legal and financial advisors;

●	the fact that the terms and conditions of the MDLY Merger Agreement provide certain protections for MDLY and MDLY Stockholders, specifically the inclusion of (i) provisions that allow the MDLY Board (at the direction of the MDLY Special Committee), subject to certain procedural requirements, in response to other acquisitions proposals, to make an adverse change to its recommendation to MDLY Stockholders and terminate the transaction if the MDLY Board believes it has received an offer that is, or could lead to an offer that is, superior to Sierra’s offer; (ii) provisions that provide the MDLY Board the right in certain circumstances to terminate the MDLY Merger Agreement if failure to terminate would be inconsistent with the fiduciary duties of the MDLY Board, subject to the payment of a market termination fee; and (iii) provisions that allow MDLY to compel specific enforcement of the MDLY Merger Agreement; and

●	the availability of appraisal rights under the DGCL to MDLY Stockholders who follow the procedures and satisfy the conditions set forth in Section 262 of the DGCL.

Value fairness. The Sierra Board also considered factors relating to the value of the MDLY Merger Consideration to be received by MDLY Stockholders, including:

●	the nature of the MDLY Merger Consideration (the fact that the consideration includes cash and stock, with the cash consideration providing an opportunity to immediately realize value for a portion of their investment and the stock consideration providing for the potential for participating in any future earnings and growth of the Combined Company);

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●	that after giving effect to the special dividends to be paid to the unaffiliated MDLY Stockholders pursuant to the MDLY Merger Agreement, the aggregate cash consideration to be received by such stockholders in the MDLY Merger for their shares of MDLY Class A Common Stock will be greater than the aggregate cash consideration to be received by the affiliated MDLY Stockholders for their shares but that they will receive the same stock consideration per share;

●	the Sierra Board’s view of MDLY’s future performance and prospects if MDLY remained a stand-alone company; and

●	the continued costs and risks to, and potential liabilities of, MDLY related to ongoing compliance as an SEC reporting company.

Negative Factors. In addition to the positive factors above, the Sierra Board also considered certain potentially negative factors, including, but not limited to:

●	the fact that the exchange ratio for shares of MDLY Class A Common Stock into shares of Sierra Common Stock is fixed, and that the unaffiliated MDLY Stockholders may be adversely affected by declines in the value of Sierra’s Common Stock after the execution of the MDLY Merger Agreement;

●	the risk that the MDLY Merger may not be completed and the resulting adverse effect of an announcement of the termination of the MDLY Merger Agreement on the market price for MDLY Class A Common Stock;

●	the substantial costs to be incurred by MDLY in connection with the MDLY Merger, whether or not the MDLY Merger is completed; and

●	the fact that there is no requirement that a majority of the unaffiliated MDLY Stockholders approve the MDLY Merger and that as a class they hold only 2.25% of the outstanding voting stock of MDLY.

MCC’s Reasons for the MCC Merger

The MCC Special Committee unanimously determined that the MCC Merger Agreement and the transactions contemplated thereby, including, without limitation, the MCC Merger, are advisable and fair to, and in the best interests of, MCC and the MCC Stockholders.

In recommending that the MCC Board approve the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger, the MCC Special Committee considered the terms of the MCC Merger Agreement and the other transactions and agreements relating thereto. As part of its evaluation, the MCC Special Committee considered the financial terms, risks/challenges, timing and uncertainties of alternatives available to MCC, as well as financial information prepared by Management. The MCC Special Committee consulted with outside financial and legal advisors and Management, and took into account a number of reasons, including, among others:

Financial Considerations

•	the value of the MCC Merger Consideration to be received by the MCC Stockholders in the MCC Merger;

•	the fact that, since the MCC Merger Consideration will be paid in shares of Sierra Common Stock, the MCC Stockholders would have the opportunity to participate in any future earnings and growth of the Combined Company and future appreciation in the value of such shares following the Mergers should they determine to retain the shares of Sierra Common Stock payable in the MCC Merger;

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•	the fact that the total implied value of the MCC Merger Consideration to be received by the unaffiliated MCC Stockholders in the MCC Merger is expected to result in an estimated 18.52% accretion of NII per share of MCC Common Stock for MCC Stockholders assuming flat MDLY earnings and an estimated 29.8% accretion assuming projected MDLY earnings;

●	the fact that the MCC Special Committee successfully negotiated an increase to the exchange ratio of Sierra Common Stock that MCC Stockholders are entitled to receive;

●	the belief of the MCC Special Committee that its negotiations had resulted in the highest price per share for the unaffiliated MCC Stockholders that MDLY and Sierra would support; and

●	the financial presentation of Sandler O’Neill to the MCC Special Committee, dated August 9, 2018, and the opinion of Sandler O’Neill to the MCC Special Committee, dated August 9, 2018, to the effect that, as of that date and based upon and subject to various assumptions, matters considered and limitations described in its opinion, the MCC Merger Consideration was fair, from a financial point of view, to holders of MCC Common Stock (other than Sierra, MDLY and their respective affiliates), which opinion is described in the section entitled “Opinion of Financial Advisor to the MCC Special Committee.”

Strategic and Business Considerations

●	the fact that the MCC Special Committee had the authority to not recommend that the MCC Board approve the MCC Merger Agreement and the MCC Board would have been precluded from approving the MCC Merger Agreement under those circumstances;

●	the Combined Company would have greater scale for investment and financing flexibility (potential improvement in credit rating could result in lower funding costs and improved access to capital over time);

●	the Combined Company would have a more diversified balance sheet (MCC and Sierra have less than a 50% overlap in credit exposure);

●	the Combined Company would have less relative exposure to non-accruing loans;

●	the internalization better aligns the incentives of Management with the MCC Stockholders as well as provides greater transparency into Management’s structure;

●	the Combined Company would have potential earnings enhancement over time through ownership of an asset management subsidiary;

●	the Combined Company would be expected to have a significantly greater market capitalization and thus increased potential liquidity for MCC Stockholders;

●	the Combined Company would be expected to be the 7th largest publicly traded BDC compared to MCC, which currently is the 23rd largest BDC;

●	BDCs with internal management structures have tended to trade at less of a discount than externally managed BDCs;

●	the transaction should simplify the current structure of cross-ownership and management of MCC and Sierra; and

●	the terms and conditions of the MCC Merger Agreement, as discussed in the section entitled “The Description of the MCC Merger Agreement,” which the MCC Special Committee after consulting with its legal advisors considered to be reasonable.

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In the course of reaching the determinations and decisions and making the recommendation described above, the MCC Special Committee considered the risks and challenges relating to the Mergers, including the following material items:

●	the fact that the MCC Merger Consideration to be received by the MCC Stockholders will consist of Sierra Common Stock based on a fixed exchange ratio and that the value of the MCC Merger Consideration may decline either before or after the MCC Special Meeting and there will be no adjustment to the exchange ratio, thereby exposing the MCC Stockholders to the risks of an equity investment in Sierra Common Stock;

●	the Combined Company has not traded before and there is no way to determine with certainty the price at which it will trade, both initially and in the long term;

●	though the combined portfolio may be more diversified and have a lower percentage of non-accruing loans, the Combined Company would still have the same management team as before;

●	internalizing the investment management causes some complexities in the structure;

●	uncertainties about MDLY’s ability to grow business (and earnings) as a captive asset manager;

●	there would be a dilution in MCC Stockholder’s influence (MCC Stockholders would own approximately 28% of the Combined Company);

●	MCC Stockholders would experience an approximate 8.4% dilution in NAV per share (after projected expenses associated with the transaction);

●	the fact that the MCC Merger Agreement precludes MCC from actively soliciting competing proposals and MCC may not terminate the MCC Merger Agreement to accept a competing proposal from a third party unless the MCC Board (or the MCC Special Committee) has determined in good faith (after consultation with its outside financial advisor and legal counsel) that the competing proposal constitutes a superior proposal and after providing notice, as applicable, and entering into good faith negotiations with Sierra, in which case MCC would be required to pay the termination fee;

●	the fact that not all of the conditions to the closing of the MCC Merger, including the required stockholder approvals, are within the parties’ control;

●	the substantial costs to be incurred by MCC in connection with the MCC Merger Agreement and the other transactions contemplated thereby, regardless of whether the MCC Merger is consummated;

●	the risk that the announcement and pendency of the MCC Merger could result in the disruption of MCC’s business, including the possible diversion of management attention and potential adverse effects on MCC’s business relationships; and

●	the challenges inherent in the combination of three businesses, including the risk that integration of the three companies may take more time or be more costly than anticipated, and the risk that cost savings, synergies and other benefits expected to be obtained may not be fully or timely realized.

In view of the variety of factors and the amount of information considered, as well as the complexity of that information, the MCC Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decisions. In addition, individual members of the MCC Special Committee may have given different weight to different factors. The above factors are not listed in any particular order of priority. In the judgment of the MCC Special Committee, the potential risks associated with the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger, were favorably offset by the potential benefits of the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger. This explanation of the MCC Special Committee’s reasoning, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Special Note Regarding Forward-Looking Statements.”

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MDLY’s Reasons for the MDLY Merger

The MDLY Special Committee unanimously determined that the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, are advisable and fair to, and in the best interests of, MDLY and the unaffiliated MDLY Stockholders.

In recommending that the MDLY Board approve the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger, the MDLY Special Committee considered the terms of the MDLY Merger Agreement and the other transactions and agreements relating thereto. As part of its evaluation, the MDLY Special Committee considered the financial terms, risks/challenges, timing and uncertainties of alternatives available to MDLY, as well as financial information prepared by Management. The MDLY Special Committee consulted with outside financial and legal advisors and Management, and took into account a number of reasons, including, among others:

Financial Considerations

●	The aggregate value and composition of the MDLY Merger Consideration (together with the First Special Dividend and the Second Special Dividend, as applicable) to be received by the MDLY Stockholders in the MDLY Merger, including the fact that upon completion of the MDLY Merger, the unaffiliated MDLY Stockholders would receive $4.09 per share, including $0.65 payable in the form of special cash dividends, and Management would receive $3.79 per share, including $0.35 payable in the form of a special cash dividend, plus both the unaffiliated MDLY Stockholders and Management would receive 0.3836 shares of Sierra Common Stock per share of MDLY Class A Common Stock.

●	The fact that a significant portion of the MDLY Merger Consideration (together with the First Special Dividend and the Second Special Dividend, as applicable) to be received by the unaffiliated MDLY Stockholders in the MDLY Merger will be paid in cash, giving the unaffiliated MDLY Stockholders an opportunity to immediately realize value for a portion of their investment and providing certainty of value with respect to the cash portion of the MDLY Merger Consideration to be paid to the unaffiliated MDLY Stockholders.

●	The fact that, since the stock portion of the MDLY Merger Consideration will be paid in shares of Sierra Common Stock, the MDLY Stockholders would have the opportunity to participate in any future earnings and growth of the Combined Company and future appreciation in the value of such shares following the Mergers should they determine to retain the shares of Sierra Common Stock payable in the MDLY Merger.

●	The fact that the total implied value of the MDLY Merger Consideration (together with the First Special Dividend and the Second Special Dividend, as applicable) to be received by the unaffiliated MDLY Stockholders in the MDLY Merger represented a premium to market of approximately 100%, assuming a NAV multiple of 1.00x for Sierra, based on the closing share price of $3.45 for Class A Common Stock of MDLY on August 8, 2018 (the last trading day prior to announcement of the MDLY Merger).

●	The fairness presentation by Barclays and its oral opinion delivered to the MDLY Special Committee on August 9, 2018 (which was subsequently confirmed in writing by delivery of Barclays’ written opinion dated August 9, 2018), that, as of such date, and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Consideration (as defined below) to be offered to the non-management holders of MDLY Class A Common Stock in the proposed MDLY Merger is fair to such stockholders.

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●	The fact that the MDLY Special Committee identified additional sources of value for the unaffiliated MDLY Stockholders, including that the Medley LLC Unitholders agreed to forfeit all of the benefits to which they otherwise would be entitled under the Tax Receivable Agreement in order to increase the amount of consideration available to the unaffiliated MDLY Stockholders.

●	The fact that the MDLY Special Committee successfully negotiated a pre-closing special cash dividend of $0.30 to be paid only to the holders of MDLY Class A Common Stock prior to the exchange of the LLC Units.

●	The belief of the MDLY Special Committee that its negotiations had resulted in the highest price per share for the unaffiliated MDLY Stockholders compared to Management and that MCC and Sierra would support.

Thorough Review of Strategic Alternatives

●	The fact that MDLY had carefully considered and evaluated, with the assistance of Management and legal and financial advisors, various potential strategic alternatives, including the robust and extensive sales processes to date run by MDLY for approximately 12 months.

●	The belief of the MDLY Special Committee, which belief was formed after consultation with Management and legal and financial advisors, that continuing discussions with the parties who expressed interest since May 2018, or soliciting interest from additional third parties would be unlikely to lead to a better offer and could lead to the loss of the offer in connection with the proposed MDLY Merger.

●	The fact that the parties that submitted expressions of interest regarding a potential acquisition of MDLY since May 2018 were valuing MDLY, on a per share basis, at less than the value of the MDLY Merger Consideration (together with the First Special Dividend and the Second Special Dividend).

●	The belief of the MDLY Special Committee, which belief was formed after consultation with Management and legal and financial advisors, that the process conducted by MDLY has resulted in the highest price reasonably available to the unaffiliated MDLY Stockholders, including any standalone options.

Strategic and Business Considerations

●	The fact that the MDLY Special Committee had the authority to not recommend that the MDLY Board approve the MDLY Merger Agreement and the MDLY Board would have been precluded from approving the MDLY Merger Agreement under those circumstances.

●	The benefits to the Combined Company that could result from the Mergers, including (i) the Combined Company will have over $5 billion of assets under management, including $2 billion of internally managed assets, and (ii) the Combined Company is expected to be the second largest internally managed BDC and the seventh largest publicly traded BDC.

●	The fact that that the Sierra Investment Advisory Agreement and the MCC Investment Management Agreement are renewed annually, renewal effectively requires, and termination of the agreements are effectively subject only to, the approval of the independent directors of Sierra and MCC, and their terms provide a certain degree of leverage to Sierra and MCC given their relative importance to MDLY.

●	The fact that MDLY Stockholders will have an ability to participate in the future growth of the Combined Company, including any future upside in the stock price and potential synergies expected to result from the Mergers.

●	The likelihood of obtaining regulatory approvals, including an exemptive order from the SEC granting relief to Sierra, MCC and MDLY under the Investment Company Act to the extent necessary to consummate the Mergers and to thereafter operate as an internally managed BDC.

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Terms of the Merger Agreement

●	The terms of the MDLY Merger Agreement were the result of extensive arm’s length negotiations among Management, the MDLY Special Committee and the Sierra Special Committee.

●	The fact that the MDLY Merger Agreement permits the MDLY Board (at the direction of the MDLY Special Committee) to change its recommendation that the MDLY Stockholders vote in favor of the adoption of the MDLY Merger Agreement in response to certain acquisition proposals, if the MDLY Board (at the direction of the MDLY Special Committee) determines that failure to change its recommendation could reasonably be expected to be inconsistent with its fiduciary duties, subject to certain procedural requirements set forth in the MDLY Merger Agreement.

●	The fact that the MDLY Board could terminate the MDLY Merger Agreement to accept a “superior proposal” from a third party, subject to certain procedural requirements set forth in the MDLY Merger Agreement.

●	The payment of a reasonable termination fee equal to $5,350,000 by MDLY or Sierra in certain instances following termination of the MDLY Merger Agreement.

●	The fact that appraisal rights would be available to MDLY Stockholders who comply with all of the required procedures under the DGCL, which allows such holders to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery.

The MDLY Special Committee also considered certain potentially negative factors in its deliberations concerning the MDLY Merger, including, but not limited to, the following:

●	The fact that a significant portion of the MDLY Merger Consideration to be paid to MDLY Stockholders will be paid in cash and, with respect to that portion of the consideration, the MDLY Stockholders will not participate in the future growth of the Combined Company.

●	The fact that the stock portion of the MDLY Merger Consideration to be received by the MDLY Stockholders will consist of Sierra Common Stock based on a fixed exchange ratio and that the value of the stock portion of the MDLY Merger Consideration may decline either before or after the MDLY Special Meeting and there will be no adjustment to the exchange ratio, thereby exposing the MDLY Stockholders to the risks of an equity investment.

●	The uncertainty as to the price at which the Sierra Common Stock will trade as of the consummation of the MDLY Merger.

●	The fact that consummation of the MDLY Merger is not conditioned on the approval of a majority of the unaffiliated MDLY Stockholders.

●	The fact that, while members of Management will own approximately 6.2% of the shares of the Combined Company Common Stock, the unaffiliated MDLY Stockholders would hold only approximately 1.4% of the shares of the Combined Company Common Stock.

●	The fact that the MDLY Merger Agreement precludes MDLY from actively soliciting competing proposals and MDLY may not terminate the MDLY Merger Agreement to accept a competing proposal from a third party unless the MDLY Board (or the MDLY Special Committee) has determined in good faith (after consultation with its outside financial advisor and legal counsel) that the competing proposal constitutes a superior proposal and after providing notice, as applicable, and entering into good faith negotiations with Sierra, in which case MDLY would be required to pay the termination fee.

●	The fact that not all of the conditions to the closing of the MDLY Merger, including the required stockholder approvals, are within the parties’ control.

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●	The fact that the MDLY Merger Agreement contains certain restrictions on the ability of MDLY to conduct its business in the period between signing and closing, so that Sierra’s consent is required in respect of certain corporate actions, the entry into certain contracts, the acquisition or disposition of material assets, certain compensation actions, and other matters.

●	The substantial costs to be incurred by MDLY in connection with the MDLY Merger Agreement and the other transactions contemplated thereby, regardless of whether the MDLY Merger is consummated.

●	The risk that the announcement and pendency of the MDLY Merger could result in the disruption of MDLY’s business, including the possible diversion of management and employee attention, potential employee attrition and potential adverse effects on MDLY’s business relationships.

●	The challenges inherent in the combination of three businesses, including the risk that integration of the three companies may take more time or be more costly than anticipated, and the risk that cost savings, synergies and other benefits expected to be obtained may not be fully or timely realized.

In view of the variety of factors and the amount of information considered, as well as the complexity of that information, the MDLY Special Committee did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decisions. In addition, individual members of the MDLY Special Committee may have given different weight to different factors. The above factors are not listed in any particular order of priority. In the judgment of the MDLY Special Committee, the potential risks associated with the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger, were favorably offset by the potential benefits of the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger. This explanation of the MDLY Special Committee’s reasoning, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Special Note Regarding Forward-Looking Statements.”

Recommendation of the Sierra Board and the Sierra Special Committee

At its meeting on August 9, 2018, the Sierra Board, acting upon the recommendation of the Sierra Special Committee, unanimously approved the MCC Merger Agreement and the transactions contemplated thereunder, including the MCC Merger, upon the terms and subject to the conditions and limitations set forth in the MCC Merger Agreement, and resolved to submit the MCC Merger Agreement and the matters described therein to the Sierra Stockholders for their approval at a special meeting of the Sierra Stockholders.

In addition, at its meeting on August 9, 2018, the Sierra Board, including the Sierra Special Committee of its independent directors, unanimously approved the MDLY Merger Agreement and the transactions contemplated thereunder, including the MDLY Merger, upon the terms and subject to the conditions and limitations set forth in the MDLY Merger Agreement, and resolved to submit the MDLY Merger Agreement and the matters described therein to the Sierra Stockholders for their approval at a special meeting of the Sierra Stockholders.

Recommendation of the MCC Board and the MCC Special Committee

At its meeting on August 9, 2018, the MCC Board, acting upon the recommendation of the MCC Special Committee, unanimously approved the MCC Merger Agreement and the transactions contemplated thereunder, including the MCC Merger, upon the terms and subject to the conditions and limitations set forth in the MCC Merger Agreement, and resolved to submit the MCC Merger Agreement and the matters described therein to the stockholders of MCC for their approval at a special meeting of MCC’s stockholders.

Recommendation of the MDLY Board

At its meeting on August 9, 2018, the MDLY Board, acting upon the recommendation of the MDLY Special Committee, unanimously (i) determined that the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, are advisable and fair to, and in the best interests of, MDLY and the MDLY Stockholders, (ii) approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, including, without limitation, the MDLY Merger, (iii) resolved to submit the MDLY Merger Agreement to the MDLY Stockholders for its adoption, and (iv) recommended that the MDLY Stockholders approve the adoption of the MDLY Merger Agreement.

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Opinion of Financial Advisor to the Sierra Special Committee

Broadhaven was retained by the Sierra Special Committee to act as its financial advisor and provide an opinion in connection with the Mergers. The Sierra Special Committee selected Broadhaven to act as its financial advisor based on Broadhaven’s qualifications, experience and reputation and its knowledge of the relevant industry and the business in which Sierra operates. On August 9, 2018, Broadhaven rendered its oral opinion, which was subsequently confirmed in writing by delivery of the opinion, to the Sierra Special Committee to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Broadhaven as set forth in its opinion, the total consideration to be paid and issued by Sierra pursuant to the MCC Merger Agreement and MDLY Merger Agreement in the aggregate (the “total consideration”), considered as a whole and not in separate parts, was fair to Sierra from a financial point of view.

The full text of Broadhaven’s opinion to the Sierra Special Committee dated August 9, 2018, is attached as Appendix C to this Joint Proxy Statement/Prospectus and is incorporated into this Joint Proxy Statement/Prospectus by reference in its entirety. Holders of shares of Sierra Common Stock should read the opinion in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Broadhaven in rendering the opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Broadhaven’s opinion was directed to the Sierra Special Committee and addressed only the fairness from a financial point of view to Sierra of the aggregate amount of the total consideration paid to stockholders of MCC and MDLY as of the date of the opinion and did not address any other aspect of the Mergers. In addition, the opinion did not in any manner address (i) the prices at which shares of Sierra Common Stock would trade after the announcement or consummation of the transactions or at any other time, (ii) the underlying business decision by Sierra to proceed with or effect the Mergers or the likelihood of consummation of the Mergers, (iii) the relative merits of the Mergers as compared to any other transaction or business strategy in which Sierra might engage, (iv) the fairness of the Mergers to any other person or entity, including but not limited to MDLY or the stockholders of MDLY, (v) the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Mergers, or any such class of persons, relative to the total consideration, (vi) the fairness to Sierra of the portion of the total consideration to be paid to each of the stockholders of MDLY and the stockholders of MCC on separate bases, or the fairness of the consideration to be received by any stockholders affiliated with MCC or MDLY relative to stockholders not otherwise affiliated with MCC or MDLY or (vii) the relative proportion of cash and shares of Sierra Common Stock constituting the consideration to stockholders of MDLY. The opinion is addressed to the Sierra Special Committee only and does not constitute a recommendation as to how any Sierra Stockholder should vote with respect to the Mergers or any other matter.

In arriving at its opinion, Broadhaven, among other things:

•	Reviewed certain audited and unaudited financial information, and other business and operating data, regarding Sierra, MCC and MDLY;

•	Reviewed certain financial projections set forth in “Unaudited Prospective Financial Information — MCC Projections” relating to MCC (the “MCC Projections”) prepared by Management, which manages MCC, and discussed with Management its assessment as to the relative likelihood of achieving the MCC Projections;

•	Reviewed certain financial projections set forth in “Unaudited Prospective Financial Information — MDLY Projections” relating to MDLY prepared by Management (the “MDLY Projections”) and discussed with Management its assessment as to the relative likelihood of achieving the MDLY Projections;

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•	Reviewed certain financial projections set forth in “Unaudited Prospective Financial Information — Sierra Projections” relating to Sierra (the “Sierra Projections”) prepared by Management, which manages Sierra, and discussed with Management its assessment as to the relative likelihood of achieving the Sierra Projections;

•	Discussed the past and current business, operations, financial condition and prospects of each of MCC and MDLY with members of Management, and discussed the past and current business, operations, financial condition and prospects of Sierra, including after giving effect to the Mergers and the strategic and financial benefits anticipated by Management to result therefrom, with members of Management;

•	Reviewed the recent stock price performance of the MDLY Common Stock and a comparison with the stock price performance of certain other comparable companies, the securities of which are publicly traded;

•	Reviewed the recent stock price performance of the MCC Common Stock and a comparison with the average and median trading prices of certain business development companies that are, in Broadhaven’s judgment, comparable in certain respects to MCC, and the securities of which are publicly traded;

•	Reviewed the anticipated pro forma impact of the transactions on Sierra’s NII, NAV and financial ratios;

•	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	Compared the financial performance of MCC and MDLY and the prices and trading activity of the MCC Common Stock and the MDLY Common Stock with that of certain other publicly traded companies comparable in certain respects with MCC and MDLY, respectively, and their securities;

•	Reviewed the Tax Receivable Agreement and the proposed treatment of the Tax Receivable Agreement under the MCC Merger Agreement and MDLY Merger Agreement;

•	Reviewed drafts of the MCC Merger Agreement and MDLY Merger Agreement and certain related documents; and

•	Performed such other analyses and considered such other factors as Broadhaven has deemed appropriate.

In reaching its opinion, Broadhaven has assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by Sierra, MCC or MDLY, and that formed a substantial basis for its opinion. Broadhaven has further relied upon assurances of Management, which also manages Sierra and MCC, that they are not aware of any facts or circumstances that would make such information inaccurate or misleading and that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of Sierra, MCC or MDLY since the respective dates of the most recent financial statements and other information, financial or otherwise, relating to Sierra, MCC or MDLY, respectively, made available to Broadhaven by Sierra, MCC or MDLY.

Broadhaven assumed, in all cases with the Sierra Special Committee’s consent, that:

•	The final executed MCC Merger Agreement and MDLY Merger Agreement would not differ in any respect material to its analysis or its opinion from the draft MCC Merger Agreement and MDLY Merger Agreement Broadhaven reviewed;

•	The MCC Projections and the MDLY Projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Management, which manages MCC, of the future financial performance of each of MCC and MDLY on a standalone basis, respectively;

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•	The Sierra Projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Management, which manages Sierra, of the future financial performance of Sierra on a standalone basis and following the acquisition of MCC and MDLY, respectively;

•	The Mergers will be consummated in accordance with the terms set forth in the MCC Merger Agreement and MDLY Merger Agreement without any waiver, amendment or delay of any terms or conditions in any manner that would be material to Broadhaven’s opinion;

•	The revenues and earnings projected in the Sierra Projections (and, following the Mergers, the revenues and earnings projected in the MCC Projections and the MDLY Projections) will be realized in the amounts and at the times projected in all respects material to Broadhaven’s analysis;

•	The Mergers will not result in the assumption or other acquisition of any tax, regulatory or other liabilities (including liabilities of MCC and MDLY and their respective subsidiaries) beyond those provided for in the MCC merger agreement and MDLY Merger Agreement, the realization of which liabilities provided for in the MCC Merger Agreement and MDLY Merger Agreement Broadhaven assumed with the consent of the Sierra Special Committee would not have a material impact on the value of Sierra, and the rate of taxation applied to certain earnings of Sierra included in the Sierra Projections and the rate of taxation applicable to MDLY included in the MDLY projections will be experienced as projected following consummation of the Mergers;

•	In connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the Mergers, no delays, limitations, conditions (including any required divestitures) or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the Mergers;

•	The representations and warranties of Sierra, MCC and MDLY contained in the MCC Merger Agreement and MDLY Merger Agreement are accurate and complete in all respects material to Broadhaven’s analysis; and

•	The Mergers will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Code.

Broadhaven further advised the Sierra Special Committee of the following several important factors and assumptions that underlie its opinion, the first four of which formed the bases for important parts of the analysis Broadhaven used in reaching its opinion, and Broadhaven would have been unable to deliver its opinion were any of these factors or assumptions to be incorrect in any material respect:

•	First, it is Broadhaven’s view that, were the shares of Sierra Common Stock to be listed and traded on a national securities exchange, such shares, on a fully distributed basis, would trade at a substantial discount to Sierra’s NAV.

•	Second, Broadhaven has assumed with the Sierra Special Committee’s consent that Sierra and its affiliates (including MDLY), pro forma for the Mergers, would, absent the tax relief afforded by the cancellation of and transfer of benefits under the Tax Receivable Agreement, pay taxes in the full amounts and at the times projected by Management and that the taxes resulting from the results of operations of MDLY in each year in which tax benefits are available under the Tax Receivable Agreement would be in excess of the tax benefits afforded by the Tax Receivable Agreement.

•	Third, Broadhaven has assumed with the Sierra Special Committee’s consent that MDLY, following its acquisition by Sierra, will be treated as a portfolio investment of Sierra for accounting purposes and that MDLY’s financial results will not be consolidated into the financial statements of Sierra.

•	Fourth, Broadhaven has assumed with the Sierra Special Committee’s consent that the SEC will grant exemptive relief consistent with that addressed in the Eversheds Sutherland memorandum to the SEC dated July 5, 2018 without qualification or modification to the Mergers.

•	Finally, with the Sierra Special Committee’s consent, Broadhaven has considered the fairness of the total consideration to be paid on an aggregate basis, including the combined amount of the consideration to be paid to the stockholders of MDLY and MCC, respectively.

Broadhaven is not a legal, tax or regulatory advisor. Broadhaven is a financial advisor only and relied upon, without independent verification, the assessments of Sierra and its legal, tax, accounting and regulatory advisors with respect to legal, tax, accounting and regulatory matters.

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Broadhaven has not made any independent valuation or appraisal of Sierra, MCC, MDLY or their respective assets or liabilities, Broadhaven has not relied upon any such valuations or appraisals furnished to it, and its opinion does not constitute or imply any particular valuation of Sierra. In arriving at its opinion, Broadhaven has not conducted a physical inspection of Sierra, MCC, MDLY or their respective assets. Broadhaven’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Broadhaven as of, the date of its opinion. Events occurring after the date of its opinion may affect Broadhaven’s opinion and the assumptions used in preparing it, and Broadhaven does not assume any obligation to update, revise or reaffirm its opinion.

Broadhaven’s opinion did not constitute a recommendation as to how any Sierra, MCC or MDLY stockholder should vote with respect to the Mergers or any other matter. Broadhaven was not requested to opine as to, and its opinion did not in any manner address, the underlying business decision by Sierra to proceed with or effect the Mergers or the likelihood of consummation of the Mergers. Broadhaven’s opinion did not address the relative merits of the Mergers as compared to any other transaction or business strategy in which Sierra might engage. Broadhaven’s opinion did not address the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the transaction, or any such class of persons, relative to the MCC Merger Consideration and the MDLY Merger Consideration.

The following is a summary of the material financial analyses performed by Broadhaven in connection with the preparation of its opinion to the Sierra Special Committee. The financial analyses summarized below include information presented in tabular format. In order to understand fully the financial analyses used by Broadhaven, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Broadhaven’s opinion.

Financial Analysis of Sierra

With respect to Sierra, Broadhaven conducted the following analysis:

Comparable Public Companies Analysis.  Broadhaven considered certain financial data of selected internally-managed and externally-managed BDC’s with publicly traded equity securities. The financial data included, among other things:

●	Stock price as a multiple of NAV per share (“P / NAV”);

●	Stock price as a multiple of 2019 projected earnings per share (“P / Earnings”); and

●	Dividend yield based on most recent quarterly dividend (“MRQ Dividend Yield”)

The selected internally-managed BDC’s were:

•	Main Street Capital Corporation

•	Hercules Capital, Inc.

•	Triangle Capital Corporation

•	Capital Southwest Corporation

•	KCAP Financial, Inc.

Broadhaven noted that Triangle Capital Corporation had announced, and its shareholders had approved, a proposal to externalize the management of the company. Broadhaven noted the following financial data as of August 2, 2018 for the selected internally-managed BDC’s:

	Internally Managed Business Development Companies
Data	Mean	Median
P / NAV	110%	96%
P / Earnings	12.1X	11.5X
MRQ Dividend Yield	8.8%	9.2%

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The selected externally-managed BDC’s were:

•	Ares Capital Corporation

•	Prospect Capital Corporation

•	Corporate Capital Trust, Inc.

•	FS Investment Corporation

•	TPG Specialty Lending, Inc.

•	Apollo Investment Corporation

•	TCG BDC, Inc.

•	Golub Capital BDC, Inc.

•	New Mountain Finance Corporation

•	Solar Capital Ltd.

•	TCP Capital Corp.

•	Goldman Sachs BDC, Inc.

•	Oaktree Specialty Lending Corporation

•	PennantPark Floating Rate Capital Ltd.

•	PennantPark Investment Corporation

•	BlackRock Capital Investment Corporation

•	Gladstone Investment Corporation

•	Oxford Square Capital Corp.

•	Fidus Investment Corporation

•	WhiteHorse Finance, Inc.

•	Monroe Capital Corporation

•	Solar Senior Capital Ltd.

•	THL Credit, Inc.

•	Oaktree Strategic Income Corporation

•	Gladstone Capital Corporation

•	TriplePoint Venture Growth BDC Corp.

•	Stellus Capital Investment Corporation

•	Medley Capital Corporation

•	MVC Capital, Inc.

•	OFS Capital Corporation

•	Saratoga Investment Corp.

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•	Garrison Capital Inc.

•	Capitala Finance Corp.

•	American Capital Senior Floating, Ltd.

•	Horizon Technology Finance Corporation

Broadhaven noted the following financial data as of August 2, 2018 for the selected externally-managed BDC’s:

	Externally Managed Business Development Companies
Data	Mean	Median
P / NAV	92%	94%
P / Earnings	10.3X	10.0
MRQ Dividend Yield	9.5%	9.6%

No company utilized in the comparable public company analysis is directly comparable to Sierra. In evaluating the selected companies, Broadhaven made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Sierra, such as the impact of competition on the businesses of Sierra and on the middle-market lending industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of Sierra or the industry or in the financial markets in general, which could affect the public trading value of the companies selected for comparison. Additionally, mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using selected company data.

Comparison of Sierra and MCC. Broadhaven noted the meaningful similarities between the MCC loan portfolio and the Sierra loan portfolio. In particular, 48% of Sierra’s portfolio was comprised of borrowers which were also represented in the MCC portfolio. In addition, Broadhaven noted that MCC and Sierra shared the same external portfolio managers (MDLY), had a similar investment strategy and had similar levels of leverage. Broadhaven conducted analysis of MCC’s trading levels relative to its NAV over time and noted that MCC traded at a price to NAV of 48% as of August 8, 2018.

BDC Regression Analysis. Broadhaven compared Sierra’s return on equity for fiscal year 2019 provided in the Sierra Projections (“SIC 2019 ROE”) with the relationship between 2019 ROEs and current price / NAV trading levels for internally-managed and externally-managed BDC’s. SIC 2019 ROE of 7.0%, as provided in the Sierra Projections, implied a trading price per share equal to 73% of Sierra’s NAV based on such regression analysis. Adjusting SIC 2019 ROE to reflect potential credit losses in an amount equal to the average annual losses of Sierra for fiscal years 2016 and 2017 resulted in a decline of Sierra’s ROE to 4.8% for the fiscal year 2019 and implied a trading price per share equal to 58% of Sierra’s NAV.

Based on the results of the above analyses and other factors that Broadhaven considered appropriate in its professional judgment, Broadhaven applied a P/NAV of 60% to 75% to Sierra’s NAV per share as of June 30, 2018, which resulted in an implied equity value per share of Sierra Common Stock of $4.36 to $5.45.

Financial Analysis of MCC

With respect to MCC, Broadhaven performed the following analyses:

    Contribution Analysis. Broadhaven noted the relative contributions of Sierra and MCC to a pro forma combined entity resulting from their merger (and, for purposes of this analysis, excluding the impact of the combination with MDLY) based on certain financial and operating metrics in the table below and compared those contributions to the 68.8% of the pro forma combined entity that would be owned by the pre-merger holders of Sierra Common Stock after giving effect to the MCC Merger and the 31.2% of the pro forma Combined Company that would be owned by the former holders of MCC Common Stock after giving effect to the MCC Merger.

	Sierra	MCC
6/30/2018 NAV	66.8%	33.2%
6/30/2018 adjusted NAV	69.8%	30.2%
Sierra At 75% NAV / MCC at market(1)	74.1%	25.9%
Sierra At 70% NAV / MCC at market(1)	72.7%	27.3%
Sierra At 65% NAV / MCC at market(1)	71.2%	28.8%
Sierra At 60% NAV / MCC at market(1)	69.6%	30.4%
2018E net investment income(2)	81.4%	18.6%
2019P net investment income(2)	71.1%	28.9%
Average contribution	72.3%	27.7%

(1)	Market data as of August 8, 2018

(2)	Based on the Sierra Projections and MCC Projections

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Based on the results of this analysis, the financial analysis of Sierra discussed above, and other factors that Broadhaven considered appropriate in its professional judgment, Broadhaven noted that the MCC Exchange Ratio resulted in a per share purchase price to MCC Stockholders of $3.51 to $4.39, which implied (a) a Price / MRQ NAV of 54.7% — 68.3% to MCC’s NAV as of June 30, 2018, and (b) a premium to MCC market price as of August 8, 2018 of 4% to 30%.

Selected Precedent Transactions Analysis.    Broadhaven also reviewed the purchase prices paid in the following nine publicly announced selected transactions based on publicly available information and calculated the purchase price to the-most-recent-quarter NAV ratio (“Price / MRQ NAV”), the purchase price to the last-twelve-month NII ratio (“Price / LTM NII”) and the purchase price to the next-twelve-month NII ratio (“Price / NTM NII”), respectively, as set forth below.

			Price /
Date	Target	Acquirer	MRQ NAV	LTM NII	NTM NII
Jul-18	FS Investment Corporation (2)	Corporate Capital Trust	86%	10.4x	10.6x
Apr-18	Triangle Capital Corporation	Benefit Street Partners	90(4)	8.4	10.4
Jun-16	Full Circle Capital	Great Elm Capital	100	9.1	N/A
May-16	American Capital (3)	Ares Capital	68	11.5	11.4
Sep-15	TICC Capital Corp (Cancelled)	TPG Specialty Lending	90	8.7	8.8
Apr-15	MCG Capital	PennantPark Floating Rate Capital	99	N/M	N/M
Aug-10	GSC Investment Corp	Saratoga Investment Corp	44	6.6	6.6
Oct-09	Allied Capital	Ares Capital	52	7.2	39.0
Aug-09	Patriot Capital Funding	Prospect Capital	54	4.3	5.8

Mean			76%	8.3x	13.2x
Median			86	8.5	10.4

No company or transaction utilized in the precedent transaction analysis is identical to MCC or directly comparable to the proposed MCC Merger involving MCC. In evaluating the selected precedent transactions, Broadhaven made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of MCC, such as the impact of competition on the business of MCC or the middle-market lending industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of MCC or the industry or in the financial markets in general, which could affect the public trading value of the companies and the value of the transactions selected for comparison. Additionally, mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using selected transaction data.

Financial Analysis of MDLY

With respect to MDLY, Broadhaven performed the following analyses:

Comparable Public Companies Analysis.  Broadhaven considered the enterprise value to EBITDA ratio for selected traditional asset management companies with publicly traded equity securities.

The selected traditional asset management companies were:

•	BlackRock

•	T. Rowe Price

•	Franklin Resources

•	Invesco

•	Affiliated Managers Group

•	AllianceBernstein

•	Eaton Vance

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•	Janus Henderson

•	Legg Mason

•	Artisan Partners

•	Hamilton Lane

•	Federated Investors

•	Cohen & Steers

•	Waddell & Reed Financial

•	BrightSphere

•	WisdomTree

•	Virtus

•	GAMCO Investors

•	Diamond Hill

•	Victory Capital

•	Pzena

•	Westwood

•	Manning & Napier

•	Silvercrest

Broadhaven noted the following financial data as of August 2, 2018 for the selected traditional asset management companies:

Traditional Asset Management Companies
	Mean	Median
Enterprise value / Most Recent Quarter EBITDA	8.3x	7.1x
Enterprise value / EBITDA 2018E	8.4x	7.4x
Enterprise value / EBITDA 2019E	8.0x	7.0x

Discounted Cash Flow Analysis.  Broadhaven performed a discounted cash flow analysis of MDLY by calculating the estimated present value (as of December 31, 2018) of the unlevered, after-tax free cash flows that MDLY was forecasted to generate based on the MDLY Projections. Broadhaven calculated the implied terminal value of MDLY by applying a selected range of enterprise value/EBITDA multiples of 6x to 10x, to MDLY’s projected EBITDA for the fiscal year 2023. The present value (as of December 31, 2018) of MDLY’s cash flows and terminal values were then calculated using a selected range of discount rates from 10% to 18% derived from a weighted average cost of capital calculation. This analysis indicated the approximate implied per share equity value reference range for MDLY of $6.58 to $15.57, as compared to an implied range of MDLY Merger Consideration per share of between $5.65 and $5.79 (assuming Sierra Common Stock is valued at 60% and 75%, respectively, of per share NAV) before giving effect to the net present value of the tax assets under the Tax Receivable Agreement.

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In addition, Broadhaven performed an analysis of the net present value of the tax assets under the Tax Receivable Agreement, which resulted in an a net present value range of $1.03 to $1.50 per share, and a midpoint net present value of $1.26, based on a 12.0% discount rate. Taking into account the midpoint of the range of values ascribed to the Tax Receivable Agreement implied a range of MDLY Merger Consideration per share of between $4.39 to $4.53 (assuming Sierra Common Stock is valued at 60% and 75% of per share NAV, respectively).

    Selected Precedent Transactions Analysis. Broadhaven also reviewed the purchase prices paid in the following 4 publicly announced selected transactions based on publicly available information and calculated the respective enterprise value to the EBITDA ratios.

Date	Target / Advisor Replaced	Acquirer	Enterprise Value / Pro Forma EBITDA(1)	Enterprise Value / Step Up Adjusted EBITDA(2)
Apr-18	TCAP Internally Managed Advisor	Barings	12.4x	10.5x
Jul-17	Fifth Street Asset Management	Oaktree Capital Management	11.9	10.1
Aug-16	CIFC	F.A.B. Partners	N/A	N/A
Jul-16	BDCA Advisors	Benefit Street Partners	2.1	N/A
Mean			8.8x	10.3x
Median			11.9	10.3

(1)	Adjusted multiple based on reducing the purchase price by the net present value of the basis step up assuming zero starting basis, 33% tax rate and a 15-year amortization period.

(2)	Pro forma revenue and EBITDA based on new management fee rates and assumes 50% margin.

No company or transaction utilized in the precedent transaction analysis is identical to Sierra or MDLY or directly comparable to the proposed MDLY Merger involving Sierra and MDLY. In evaluating the selected precedent transactions, Broadhaven made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Sierra and MDLY, such as the impact of competition on the business of Sierra and/or MDLY or the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of Sierra and/or MDLY or the industry or in the financial markets in general, which could affect the public trading value of the companies and the value of the transactions selected for comparison. Additionally, mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using selected transaction data.

Based on the results of this analysis and other factors that Broadhaven considered appropriate in professional judgment, Broadhaven applied an enterprise value to the EBITDA ratio of 8.0x — 12.0x to MDLY’s last-twelve-month EBITDA (as of June 30, 2018), EBITDA for the fiscal year 2018 as provided in the MDLY Projections and EBITDA for the fiscal year 2019 as provided in the MDLY Projections, which resulted in an implied purchase price range of $2.66 to $5.58 per share, $3.42 to $6.72 per share and $6.32 to $11.07, respectively, for MDLY.

In addition, Broadhaven conducted a downside sensitivity analysis to MDLY’s EBITDA for the fiscal year 2018 as provided in the MDLY Projections. Broadhaven assumed 1% to 5% decline and 5% to 15% decline, respectively, in assets under management (“AUM”) at Sierra and MCC to simulate additional credit losses. The AUM of other products that are assumed to be either newly launched or at an early stage of development were also adjusted downward with respect to growth rates assumed by Management in the MDLY Projections. The downside sensitivity also reduced Sierra incentive fees for the fiscal 2019, incorporating a 0% to 50% reduction relative to the amount provided in the MDLY Projections. Finally, Broadhaven assumed that the compensation and benefits cost savings implied by reductions in AUM were 50% of the amount provided in the MDLY Projections across all downside scenarios. These adjustments implied a MDLY’s EBITDA range of $29.4 million to $35.5 million for the fiscal year 2019. Applying the above mentioned 8.0x — 12.0x enterprise value to the EBITDA ratio to the low end of the downside sensitivity implied an MDLY purchase price range of $4.13 to $7.78 per share.

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Pro Forma Value Creation Analysis

Broadhaven also considered the potential value creation of the Mergers for the pre-merger Sierra Stockholders based on a comparison of (a) the NII per share and operating ROE, respectively, implied for Sierra on a standalone basis for the fiscal year 2019 as provided in the Sierra Projections and (b) the net investment income per share and operating return on equity, respectively, implied for the potential pro forma Combined Company (after the completion of both Mergers) for the fiscal year 2019 as derived from the Sierra Projections, the MCC Projections and MDLY Projections. Broadhaven also compared (i) the per share NAV of Sierra on a standalone basis as of June 30, 2018 and (ii) the per share NAV of the potential pro forma Combined Company as of June 30, 2018. This analysis indicated that the NII per share, operating ROE and the per share NAV were each greater for the pro forma Combined Company than for Sierra on a standalone basis, in each case, as set forth below.

	2019 Net Investment Income	2019 Operating Return on Equity	Net Asset Value
Standalone Sierra	$48.8 million	7.0%	$704.0 million
Pro Forma Combined Company	$89.2 million	8.0%	$1,122.0 million
Accretion (Dilution)	15.6%(1)	0.94 bps	0.7%(1)

(1)	On a per share basis (taking into account the additional Sierra Common Stock to be issued pursuant to both Mergers).

General

Broadhaven performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Broadhaven considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Broadhaven believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Broadhaven may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Broadhaven’s view of the actual value of Sierra, MCC or MDLY. In performing its analyses, Broadhaven made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters. Many of these assumptions are beyond the control of Sierra, MCC and MDLY. Any estimates contained in Broadhaven’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Broadhaven conducted the analyses described above in connection with rendering its opinion to the Sierra Special Committee as to whether the total consideration to be paid and issued by Sierra in the transactions, considered as a whole and not in separate parts, was fair to Sierra from a financial point of view. These analyses do not purport to be appraisals or to reflect prices at which the Sierra Common Stock. MCC Common Stock or MDLY Common Stock might actually trade.

The consideration to be paid and issued by Sierra in the Mergers was determined through negotiations between the Sierra Special Committee and MCC Special Committee and between the Sierra Special Committee and the MDLY Special Committee, respectively, and was approved by the Sierra Special Committee. Broadhaven acted as a financial advisor to the Sierra Special Committee during these negotiations. Broadhaven did not, however, recommend any specific consideration to the Sierra Special Committee or that any specific consideration constituted the only appropriate consideration for the Mergers.

Broadhaven’s opinion and its presentation to the Sierra Special Committee were one of many factors taken into consideration by the Sierra Special Committee in its evaluation of the Mergers. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Sierra Special Committee with respect to the consideration to be paid by Sierra in either Merger or whether the Sierra Special Committee would have been willing to recommend a different consideration in either Merger.

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Broadhaven acted as financial advisor to the Sierra Special Committee in connection with the Mergers and has received or will receive the following fees for serving in this capacity: (a) $1.0 million as a retainer, which was paid upon signing of the engagement letter; (b) $1.25 million opinion fee, which was paid upon delivery of the Broadhaven opinion; and (c) $1.25 million which will become payable upon either the (i) the closing of the Mergers, or (ii) a request by the Sierra Special Committee for Broadhaven to either (x) confirm Broadhaven’s opinion, or (y) deliver any additional or modified fairness opinion and Broadhaven advises the Sierra Special Committee that Broadhaven is ready to confirm (or is unable to confirm) its fairness opinion or is prepared to (or is unable to) issue another fairness opinion with respect to the Mergers. In addition, if either the MCC Merger Agreement or the MDLY Merger Agreement is terminated and Sierra receives a payment from MCC and/or MDLY, other than expense reimbursement, in connection with such termination, then Broadhaven will be entitled to a termination fee equal to 25% of any such payment, subject to certain conditions.

In addition to the fees described above, Sierra also has agreed to reimburse Broadhaven for its reasonable and documented out-of-pocket expenses incurred in performing its services, including fees, disbursements and other charges of external legal counsel, subject to a $200,000 cap on legal expenses and a $75,000 cap on other expenses. Sierra also has agreed to indemnify Broadhaven against certain liabilities and expenses related to or arising out of Broadhaven’s engagement.

In the two years prior to the date of its opinion, Broadhaven advised MDLY in connection with a potential strategic transaction pursuant to an engagement letter that was terminated on June 15, 2018. In connection with that engagement, Broadhaven received confidential information of MDLY and worked with Management, but did not receive any compensation in connection with such engagement and will not receive any compensation relating to such engagement as a result of the Mergers. Such prior assignment for MDLY was disclosed to the Sierra Special Committee before Broadhaven was engaged to represent the Sierra Special Committee. Broadhaven may seek to provide financial advisory and other services to Sierra, MCC or MDLY in the future and would expect to receive fees for rendering those services.

Opinion of Financial Advisor to the MCC Special Committee

The MCC Special Committee retained Sandler O’Neill to act as financial advisor to the MCC Special Committee in connection with the MCC Special Committee’s consideration of the Proposed Business Combination. The MCC Special Committee selected Sandler O’Neill as its financial advisor because Sandler O’Neill is a nationally recognized investment banking firm whose principal business specialty is financial services companies. In the ordinary course of its investment banking business, Sandler O’Neill is regularly engaged in the valuation of financial services companies and their securities in connection with mergers and acquisitions and other corporate transactions.

Sandler O’Neill acted as financial advisor to the MCC Special Committee in connection with the proposed MCC Merger and participated in certain of the negotiations leading to the execution of the MCC Merger Agreement. At the August 9, 2018 telephonic meeting of the MCC Special Committee, at which the MCC Special Committee considered the MCC Merger Agreement and the MCC Merger, Sandler O’Neill delivered to the MCC Special Committee its oral opinion, which was subsequently confirmed in writing on August 9, 2018, to the effect that, as of such date, the MCC Merger Consideration was fair to the holders of MCC Common Stock (other than Sierra, MDLY and their respective affiliates) from a financial point of view. The full text of Sandler O’Neill’s opinion is attached as Appendix D to this Joint Proxy Statement/Prospectus. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion. MCC Stockholders are urged to read the entire opinion carefully in connection with their consideration of the proposed Merger.

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Sandler O’Neill’s opinion speaks only as of the date of the opinion. The opinion was directed to the MCC Special Committee (in its capacity as such) in connection with its consideration of the MCC Merger Agreement and the MCC Merger and does not constitute a recommendation to any MCC Stockholder as to how any such stockholder should vote at any meeting of stockholders called to consider and vote upon the approval of the MCC Merger Agreement and the MCC Merger. Sandler O’Neill’s opinion was directed only to the fairness, from a financial point of view, of the MCC Merger Consideration to the holders of MCC Common Stock (other than Sierra, MDLY and their respective affiliates) and did not address the underlying business decision of MCC to engage in the MCC Merger, the form or structure of the Mergers or any other transactions contemplated in the MCC Merger Agreement or the MDLY Merger Agreement, the relative merits of the Mergers as compared to any other alternative transactions or business strategies that might exist for MCC or the effect of any other transaction in which MCC might engage. Sandler O’Neill also did not express any opinion as to the fairness of the amount or nature of compensation to be received in the MCC Merger by any officer, director, or employee of MCC or Sierra, or any class of such persons, if any, relative to the compensation to be received in the MCC Merger by any other stockholder. Sandler O’Neill further expressed no opinion as to the fairness of the consideration to be paid by Sierra in connection with the MDLY Merger (including, without limitation, the relative fairness of such consideration and the MCC Merger Consideration) or any term or aspect of the Combined Company Investment Advisory Agreement to be entered into by Sierra, which is to be effective as of the effective time of the MCC Merger. Sandler O’Neill’s opinion was approved by Sandler O’Neill’s fairness opinion committee.

In connection with its opinion, Sandler O’Neill reviewed and considered, among other things:

●	the MCC Merger Agreement and the MDLY Merger Agreement;

●	certain publicly available financial statements and other historical financial information of MCC, Sierra and MDLY that Sandler O’Neill deemed relevant;

●	certain financial projections for MCC, Sierra and MDLY for the calendar years 2018 and 2019 and estimated NAVs of MCC and Sierra, all as provided by the senior management of MDLY (which is the parent of the investment advisers that externally manage and advise MCC and Sierra);

●	the pro forma financial impact of the Mergers on Sierra and also with respect to certain financial metrics of MCC, based on certain assumptions relating to cost savings, purchase accounting adjustments, transaction expenses and tax benefits, as provided by the senior management of MDLY;

●	the publicly reported historical price and trading activity for MCC Common Stock;

●	a comparison of certain financial information for MCC and Sierra with similar companies for which information was publicly available;

●	the financial terms of certain recent business combinations in the BDC industry, to the extent publicly available;

●	the current market environment generally and the BDC industry environment in particular; and

●	such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O’Neill considered relevant.

Sandler O’Neill also discussed with certain members of the senior management of MDLY and its representatives the respective businesses, financial condition, results of operations and prospects of MCC, Sierra and MDLY.

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In performing its review, Sandler O’Neill relied upon the accuracy and completeness of all of the financial and other information that was available to and reviewed by Sandler O’Neill from public sources, that was provided to Sandler O’Neill by MCC, Sierra, MDLY or their respective representatives or that was otherwise reviewed by Sandler O’Neill, and Sandler O’Neill assumed such accuracy and completeness for purposes of rendering its opinion without any independent verification or investigation. Sandler O’Neill further relied on the assurances of the senior management of MDLY that it was not aware of any facts or circumstances that would have made any of such information inaccurate or misleading. Sandler O’Neill was not asked to undertake, and did not undertake, an independent verification of any of such information and Sandler O’Neill did not assume any responsibility or liability for the accuracy or completeness of such information. Sandler O’Neill did not make an independent evaluation or perform an appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of MCC, Sierra, MDLY or any of their respective subsidiaries, nor was Sandler O’Neill furnished with any such evaluations or appraisals. Sandler O’Neill rendered no opinion or evaluation on the collectability of any assets or the future performance of any loans or other investments of MCC or Sierra. Sandler O’Neill did not review any individual credit files relating to MCC or Sierra.

In preparing its analyses, Sandler O’Neill used certain financial projections for MCC, Sierra and MDLY for the calendar years 2018 and 2019 and estimated NAVs of MCC and Sierra, all as provided by the senior management of MDLY. Sandler O’Neill also received and used in its pro forma analyses certain assumptions relating to cost savings, purchase accounting adjustments, transaction expenses and tax benefits, as provided by the senior management of MDLY. With respect to the foregoing information, the senior management of MDLY confirmed to Sandler O’Neill that such information reflected the best currently available estimates and judgments of such senior management as to the future financial performance of MCC, Sierra and MDLY and the other matters covered thereby. Sandler O’Neill assumed that the future financial performance reflected in all of the foregoing information used by Sandler O’Neill would be achieved, and Sandler O’Neill expressed no opinion as to such information, or the assumptions on which such information was based. Sandler O’Neill also assumed that there was no material change in the respective assets, financial condition, results of operations, businesses or prospects of MCC, Sierra or MDLY since the date of the most recent financial statements made available to Sandler O’Neill. Sandler O’Neill assumed in all respects material to its analyses that MCC, Sierra and MDLY would remain as going concerns for all periods relevant to its analyses.

Sandler O’Neill also assumed, with the MCC Special Committee’s consent, that (i) each of the parties to the MCC Merger Agreement and the MDLY Merger Agreement would comply in all material respects with all material terms and conditions of the MCC Merger Agreement and the MDLY Merger Agreement and all related agreements, that all of the representations and warranties contained in such agreements were true and correct in all material respects, that each of the parties to such agreements would perform in all material respects all of the covenants and other obligations required to be performed by such party under such agreements and that the conditions precedent in such agreements were not and would not be waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Mergers, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on MCC, Sierra or the benefits contemplated by the Mergers or any related transaction, (iii) the Mergers and any related transactions (including, without limitation, the conversion by MDLY of all of the outstanding units of its subsidiary Medley LLC not already owned by MDLY, the termination by MDLY of its existing tax receivables agreement and the final dividend to be paid by MCC pursuant to the MCC Merger Agreement) would be consummated in accordance with the terms of the MCC Merger Agreement and the MDLY Merger Agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements, and (iv) the Mergers would qualify as a tax-free reorganization for U.S. federal income tax purposes. Finally, with the MCC Special Committee’s consent, Sandler O’Neill relied upon the advice that MCC received from its legal, accounting and tax advisors as to all legal, accounting and tax matters relating to the Mergers and the other transactions contemplated by the MCC Merger Agreement and the MDLY Merger Agreement. Sandler O’Neill expressed no opinion as to any such matters.

Sandler O’Neill’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Sandler O’Neill as of, the date of its opinion. Events occurring after the date of Sandler O’Neill’s opinion could materially affect the opinion. Sandler O’Neill has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date of its opinion. Sandler O’Neill expressed no opinion as to the trading values of MCC Common Stock or Sierra Common Stock at any time or what the value of Sierra Common Stock would be once it is actually received by the holders of MCC Common Stock.

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In rendering its opinion, Sandler O’Neill performed a variety of financial analyses. The summary below is not a complete description of all the analyses underlying Sandler O’Neill’s opinion or the presentation made by Sandler O’Neill to the MCC Special Committee, but is a summary of the material analyses performed and presented by Sandler O’Neill. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O’Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O’Neill’s comparative analyses described below is identical to MCC or Sierra and no transaction is identical to the MCC Merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of MCC and Sierra and the companies to which they were compared. In arriving at its opinion, Sandler O’Neill did not attribute any particular weight to any analysis or factor that it considered. Rather, Sandler O’Neill made qualitative judgments as to the significance and relevance of each analysis and factor. Sandler O’Neill did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinion, rather, Sandler O’Neill made its determination as to the fairness of the MCC Merger Consideration to the holders of MCC Common Stock (other than Sierra, MDLY, and their respective affiliates) on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole.

In performing its analyses, Sandler O’Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of MCC, Sierra, MDLY and Sandler O’Neill. The analyses performed by Sandler O’Neill are not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Sandler O’Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the MCC Special Committee at its August 9, 2018 meeting. Estimates of the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O’Neill’s analyses do not necessarily reflect the value of MCC Common Stock or Sierra Common Stock or the prices at which MCC Common Stock or Sierra Common Stock may be sold at any time. The analyses of Sandler O’Neill and its opinion were among a number of factors taken into consideration by the MCC Special Committee in making its determination to approve of MCC’s entry into the MCC Merger Agreement and the analyses described below should not be viewed as determinative of the decision of the MCC Special Committee, the MCC Board or MCC’s management with respect to the fairness of the MCC Merger.

In arriving at its opinion Sandler O’Neill did not attribute any particular weight to any analysis or factor that it considered. Rather it made qualitative judgments as to the significance and relevance of each analysis and factor. Sandler O’Neill did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinions; rather, Sandler O’Neill made its determination as to the fairness of the MCC Merger Consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole.

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Implied MCC Transaction Multiples

Sandler O’Neill calculated per share implied transaction prices and corresponding aggregate implied transaction values, as set forth in the table below, based on the 0.805x exchange ratio in the MCC Merger and applying various illustrative Sierra stock price-to-NAV per share multiples ranging from 0.50x to 1.30x to the pro forma NAV per share as of June 30, 2018 of the Combined Company using the reported standalone NAVs per share as of June 30, 2018 of MCC and Sierra. Sandler O’Neill then calculated the following implied transaction metrics using historical financial information as of or for the last 12 months (“LTM”) ended June 30, 2018, certain financial projections for MCC for the calendar years 2018 and 2019 provided by MDLY management and the closing price of MCC Common Stock on August 8, 2018:

	Illustrative Price / Pro Forma Sierra 6/30/2018 NAV Multiple
Illustrative Price / NAV Multiple Sensitivity	0.50	x	0.60	x	0.70	x	0.80	x	0.90	x	1.00	x	1.10	x	1.20	x	1.30	x
Implied Transaction Price / MCC Share @ 0.805x Exchange Ratio	$2.95		$3.54		$4.13		$4.72		$5.31		$5.90		$6.49		$7.08		$7.67
Implied Aggregate Trans action Value ($ in millions )	$160.7		$192.8		$225.0		$257.1		$289.2		$321.4		$353.5		$385.6		$417.8
Implied Transaction Price / MCC 6/30/2018 NAV Multiple	0.46	x	0.55	x	0.64	x	0.73	x	0.83	x	0.92	x	1.01	x	1.10	x	1.19	x

Implied MCC LTM NII Yield	13.0%		10.8%		9.3%		8.1%		7.2%		6.5%		5.9%		5.4%		5.0%
Implied MCC 2018 NII Yield	9.3%		7.8%		6.7%		5.8%		5.2%		4.7%		4.2%		3.9%		3.6%
Implied MCC 2019 NII Yield	11.5%		9.6%		8.2%		7.2%		6.4%		5.8%		5.2%		4.8%		4.4%
Implied Premium to Current Market	(13.0%)		4.4%		21.8%		39.2%		56.6%		74.0%		91.4%		108.8%		126.2%

Comparable Company Analysis

Sandler O’Neill used publicly available information to compare selected financial information for MCC with two groups of BDCs selected by Sandler O’Neill. One group consisted of the following 39 BDCs publicly traded on the NYSE or NASDAQ and the other group consisted of the following three senior / floating fund BDCs.

Business Development Companies:
Alcentra Capital Corp.	Main Street Capital Corporation
Apollo Investment Corporation	Medallion Financial Corp.
Ares Capital Corporation	Monroe Capital Corp.
BlackRock Capital Investment Corporation	New Mountain Finance Corporation
Capitala Finance Corp.	Newtek Business Services Corp.
CM Finance	OFS Capital Corp.
Corporate Capital Trust	OHA Investment Corp
Fidus Investment Corporation	PennantPark Investment Corporation
Firsthand Technology Value Fund, Inc.	Prospect Capital Corporation
FS Investment Corporation	Saratoga Investment Corp.
Garrison Capital Inc.	Solar Capital Ltd.
Gladstone Capital Corporation	Stellus Capital Investment Corporation
Gladstone Investment Corporation	TCG BDC
Goldman Sachs BDC, Inc.	TCP Capital Corp.
Golub Capital BDC, Inc.	THL Credit, Inc.
GSV Capital Corp.	Tortoise Pipeline & Energy Fund, Inc.
Harvest Capital Credit Corporation	TPG Specialty Lending
Hercules Technology Growth Capital, Inc.	TriplePoint Venture Growth BDC
Horizon Technology Finance Corporation	WhiteHorse Financial Inc.
KCAP Financial, Inc.

Investment Companies Focused on Senior and Floating Rate Loans:
American Capital Senior Floating	Solar Senior Capital Ltd.
Pennant Park Floating Rate Capital

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To the extent publicly available, the analysis compared financial information for MCC and the comparable companies as of or for the period ended June 30, 2018 and market performance data for MCC and the comparable companies based on market prices as of August 8, 2018, publicly available financial information as of or for the period ended June 30, 2018 and consensus research analysts earnings per share (“EPS”) estimates for the calendar years 2018 and 2019. The table below sets forth the data for MCC and the mean and median data for the two comparable company groups.

							Senior/Floating		Senior/Floating
			BDC		BDC		Funds		Funds
	MCC		Median		Mean		Median		Mean
Market Cap ($ in millions )	$185		$304		$813		$272		$308
Total As sets ($ in millions )	$826		$617		$1,461		$546		$555
Non-Accruals % of portfolio	10.0%		0.71%		1.62%		0.20%		0.20%
Price / NAV	0.53	x	0.96	x	0.93	x	0.98	x	0.98	x
Price / 2018E EPS	12.6	x	10.1	x	10.0	x	12.1	x	11.4	x
Price / 2019E EPS	10.0	x	9.7	x	10.1	x	11.7	x	11.7	x
Current Dividend Yield	11.8%		9.6%		9.3%		8.3%		8.2%

MCC—Analysis at Various Multiples

Sandler O’Neill performed an analysis that calculated per share implied prices of MCC Common Stock and corresponding aggregate implied MCC equity values, as set forth in the table below, by applying various illustrative stock price-to-NAV per share multiples ranging from 0.50x to 1.00x to the reported standalone NAV per share as of June 30, 2018 of MCC. Sandler O’Neill then calculated the following implied standalone metrics using certain financial projections for MCC for the calendar years 2018 and 2019 provided by MDLY management:

	Illustrative Price / MCC 6/30/2018 NAV Multiple
Illustrative Price / NAV Multiple Sensitivity	0.50	x	0.53	x	0.60	x	0.70	x	0.80	x	0.86	x	0.90	x	1.00	x
Implied Price / MCC Share	$3.21		$3.39		$3.86		$4.50		$5.14		$5.51		$5.79		$6.43
Implied MCC Equity Valuation ($ in thousands)	$175,081		$184,667		$210,097		$245,113		$280,129		$300,280		$315,145		$350,161

Implied Declared Dividend Yield
2018E Dividend Yield	11.80%		11.18%		9.83%		8.43%		7.37%		6.88%		6.55%		5.90%
2018E + 2019E Average Dividend Yield	11.55%		10.95%		9.63%		8.25%		7.22%		6.74%		6.42%		5.78%
2019E Dividend Yield	11.31%		10.72%		9.42%		8.08%		7.07%		6.59%		6.28%		5.65%

Implied Earned Dividend Yield
2018E Dividend Yield	6.27%		5.94%		5.22%		4.48%		3.92%		3.65%		3.48%		3.13%
2018E + 2019E Average Dividend Yield	8.79%		8.33%		7.32%		6.28%		5.49%		5.12%		4.88%		4.39%
2019E Dividend Yield	11.31%		10.72%		9.42%		8.08%		7.07%		6.59%		6.28%		5.65%

Implied Price / Earnings Multiple
2018E Net Investment Income	15.95	x	16.83	x	19.14	x	22.33	x	25.52	x	27.36	x	28.71	x	31.90	x
2018E + 2019E Average Net Investment Income	11.38	x	12.00	x	13.66	x	15.93	x	18.21	x	19.52	x	20.48	x	22.76	x
2019E Net Investment Income	8.84	x	9.33	x	10.61	x	12.38	x	14.15	x	15.17	x	15.92	x	17.69	x

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Sierra—Analysis at Various Multiples

Sandler O’Neill performed an analysis that calculated per share implied prices of Sierra Common Stock and corresponding aggregate implied Sierra equity values, as set forth in the table below, by applying various illustrative stock price-to-NAV per share multiples ranging from 0.50x to 1.00x to the reported standalone NAV per share as of June 30, 2018 of Sierra. Sandler O’Neill then calculated the following implied standalone metrics using certain financial projections for Sierra for the calendar years 2018 and 2019 provided by MDLY management:

	Illustrative Price / SIC 6/30/2018 NAV Multiple
Illustrative Price / NAV Multiple Sensitivity	0.50	x	0.60	x	0.70	x	0.80	x	0.90	x	1.00	x
Implied Price / SIC Share	$3.64		$4.36		$5.09		$5.82		$6.55		$7.27
Implied SIC Equity Valuation ($ in thousands)	$351,987		$422,384		$492,781		$563,179		$633,576		$703,973

Implied Declared Dividend Yield
2018E Dividend Yield	17.60%		14.67%		12.57%		11.00%		9.78%		8.80%
2018E + 2019E Average Dividend Yield	17.60%		14.67%		12.57%		11.00%		9.78%		8.80%
2019E Dividend Yield	17.60%		14.67%		12.57%		11.00%		9.78%		8.80%

Implied Earned Dividend Yield
2018E Dividend Yield	13.61%		11.34%		9.72%		8.51%		7.56%		6.81%
2018E + 2019E Average Dividend Yield	13.73%		11.44%		9.81%		8.58%		7.63%		6.87%
2019E Dividend Yield	13.85%		11.55%		9.90%		8.66%		7.70%		6.93%

Implied Price / Earnings Multiple
2018E Net Investment Income	7.35	x	8.82	x	10.29	x	11.76	x	13.23	x	14.69	x
2018E + 2019E Average Net Investment Income	7.28	x	8.74	x	10.19	x	11.65	x	13.11	x	14.56	x
2019E Net Investment Income	7.22	x	8.66	x	10.11	x	11.55	x	12.99	x	14.44	x

Precedent Transactions Analysis

Sandler O’Neill reviewed the following seven selected mergers and acquisitions involving BDCs announced between August 3, 2009 and July 23, 2018:

Buyer/Target

FS Investment Corporation / Corporate Capital Trust Inc.
Benefit Street Partners LLC / Triangle Capital Corporation
CION Investment Corp. / Credit Suisse Park View BDC, Inc.
Ares Capital Corporation / American Capital, LTD
PennantPark Floating Rate Capital / MCG Capital Corporation
Ares Capital Corporation / Allied Capital Corporation
Prospect Capital Corporation / Patriot Capital Funding

Using the latest publicly available information prior to the announcement of the relevant transaction, Sandler O’Neill reviewed the following transaction metrics: transaction price to NAV, transaction price to year-to-date (“YTD”) net investment income (annualized) and 1-day market premium. As illustrated in the following table, Sandler O’Neill compared the indicated transaction metrics for the Merger to the high, median, mean and low metrics of the selected transactions:

	Selected Transactions High	Selected Transactions Median	Selected Transactions Mean	Selected Transactions Low
Transaction price/NAV	1.00x	0.86x	0.79x	0.52x
Transaction price/YTD net investment income (annualized)	14.44x	11.32x	10.28x	4.29x
1-Day market premium	105.20%	15.80%	32.22%	1.70%

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Sandler O’Neill then derived the following implied values per share of MCC Common Stock by applying the above high, median, mean and low metrics of the selected transactions to MCC’s reported standalone NAV per share as of June 30, 2018, year-to-date net investment income (annualized) as of June 30, 2018 and closing stock price on August 8, 2018:

	Implied Values Per Share of MCC Common Stock Based on:
	Selected Transactions High	Selected Transactions Median	Selected Transactions Mean	Selected Transactions Low
Transaction price/NAV	$6.42	$5.53	$5.09	$3.34
Transaction price/ YTD net investment income (annualized)	$4.03	$3.16	$2.87	$1.20
1-Day market premium	$7.00	$3.95	$4.51	$3.47

Pro Forma Merger Analysis

Sandler O’Neill analyzed certain potential pro forma effects of the Mergers. Sandler O’Neill utilized certain financial projections for MCC, Sierra and MDLY for the calendar years 2018 and 2019 and certain assumptions relating to cost savings, purchase accounting adjustments, transaction expenses and tax benefits, all as provided by the senior management of MDLY. The analysis indicated that the Mergers could be accretive to Sierra’s 2019 estimated net investment income by approximately 15.7%. This analysis also indicated that, based on Sierra’s projected pro forma financial results attributable to a share of MCC Common Stock using the 0.805x exchange ratio in the MCC Merger, the Mergers could be accretive relative to MCC’s 2019 estimated net investment income by approximately 29.86% (or 18.52% assuming for informational purposes at the request of the MCC Special Committee that MDLY’s projected financial performance in calendar year 2019 remained the same as it was projected to be in calendar year 2018) and dilutive relative to MCC’s reported NAV per share as of June 30, 2018 by approximately 8.25%.

In connection with this analysis, Sandler O’Neill considered and discussed with the MCC Special Committee how the analysis would be affected by changes in the underlying assumptions, including the impact of final purchase accounting adjustments determined at the closing of the Merger, and noted that the actual results achieved by the Combined Company may vary from projected results and the variations may be material.

Sandler O’Neill’s Relationship

Sandler O’Neill acted as the financial advisor to the MCC Special Committee in connection with the MCC Merger and will receive a fee for such services of $2,250,000, a substantial portion of which fee is contingent upon consummation of the MCC Merger. Sandler O’Neill also received from MCC a $250,000 fee in connection with execution of its engagement letter and a $1,000,000 fee for rendering its opinion, which engagement fee and opinion fee will be credited in full towards the transaction fee becoming payable to Sandler O’Neill upon closing of the MCC Merger. MCC has also agreed to indemnify Sandler O’Neill against certain claims and liabilities arising out of Sandler O’Neill’s engagement and to reimburse Sandler O’Neill for certain of its out-of-pocket expenses incurred in connection with Sandler O’Neill’s engagement. In connection with its engagement, Sandler O’Neill was not asked to, and did not, solicit indications of interest in a potential transaction with MCC from other parties.

Sandler O’Neill did not provide any other investment banking services to MCC, Sierra or MDLY in the two years preceding the date of its opinion. In the ordinary course of Sandler O’Neill’s business as a broker-dealer, Sandler O’Neill may purchase securities from and sell securities to MCC, Sierra, MDLY and their respective affiliates. Sandler O’Neill may also actively trade the equity and debt securities of MCC, MDLY and their respective affiliates for its own account and for the accounts of Sandler O’Neill customers.

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Opinion of Financial Advisor to the MDLY Special Committee

The MDLY Special Committee engaged Barclays to act as its independent financial advisor for the purpose of providing financial advisory services to the MDLY Special Committee with respect to certain potential transactions or series or combination of related transactions outside of the ordinary course of business of MDLY, including the MDLY Merger, pursuant to an engagement letter dated July 13, 2018. On August 9, 2018, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the MDLY Special Committee that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the Consideration to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger is fair, from a financial point of view, to such MDLY Public Stockholders.

The full text of Barclays’ written opinion, dated as of August 9, 2018, is attached to this proxy statement as Appendix E. Barclays’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The following is a summary of Barclays’ opinion and the methodology that Barclays used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

Barclays’ opinion, the issuance of which was approved by Barclays’ Fairness Opinion Committee, is addressed to the MDLY Special Committee, addresses only the fairness, from a financial point of view, of the Consideration to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger and does not constitute a recommendation to any MDLY Public Stockholder or any other person as to how such MDLY Public Stockholder or other person should vote or act with respect to the proposed MDLY Merger, the proposed MCC Merger or any other matter. The terms of the proposed MDLY Merger and the proposed MCC Merger were determined through arm’s-length negotiations among Management, the MDLY Special Committee, the Sierra Special Committee and the MCC Special Committee and, upon the recommendation of the MDLY Special Committee, the proposed MDLY Merger was unanimously approved by the MDLY Board. Barclays did not recommend any specific form or amount of consideration to MDLY, the MDLY Special Committee or the MDLY Board or that any specific form or amount of consideration constituted the only appropriate consideration for the proposed MDLY Merger or the proposed MCC Merger. Barclays was not requested to opine as to, and its opinion does not in any manner address, MDLY’s underlying business decision to proceed with or effect the proposed MDLY Merger, the likelihood of the consummation of the proposed MDLY Merger or the proposed MCC Merger, or the relative merits of the proposed MDLY Merger as compared to any other transaction in which MDLY may engage. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the proposed MDLY Merger or the proposed MCC Merger, or any class of such persons, relative to the Consideration to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger. No limitations were imposed by MDLY, the MDLY Board or the MDLY Special Committee upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.

In arriving at its opinion, Barclays, among other things:

●	reviewed and analyzed the draft MDLY Merger Agreement and the draft MCC Merger Agreement and the specific terms of the proposed MDLY Merger and MCC Merger;

●	reviewed and analyzed publicly available information concerning MDLY that Barclays believed to be relevant to its analysis, including MDLY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018;

●	reviewed and analyzed financial and operating information with respect to the business, operations and prospects of MDLY furnished to Barclays by MDLY, including financial projections of MDLY prepared by Management (the “MDLY Projections”) (See “— Unaudited Prospective Financial Information — MDLY Projections”);

●	reviewed and analyzed financial and operating information with respect to the business, operations and prospects of MCC and Sierra furnished to Barclays by Management, including financial projections of each of MCC and Sierra prepared by Management as investment advisor and manager of MCC and Sierra, respectively (the “MCC and Sierra Standalone Projections”) (See “— Unaudited Prospective Financial Information — MCC Projections” and “— Unaudited Prospective Financial Information — Sierra Projections”);

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●	reviewed and analyzed pro forma financial projections for the Combined Company, including cost savings, operating synergies and other strategic benefits prepared by Management (the “Combined Company Projections”);

●	reviewed and analyzed a trading history of MDLY Class A Common Stock from September 24, 2014 through August 8, 2018 and a trading history of MCC Common Stock from September 24, 2014 to August 8, 2018;

●	reviewed and analyzed a comparison of the historical dividend performance of MDLY with those of MCC and Sierra;

●	reviewed and analyzed a comparison of the historical financial results and present and projected financial condition of MDLY with those of other asset management companies that Barclays deemed relevant;

●	reviewed and analyzed a comparison of the financial terms of the proposed MDLY Merger with the financial terms of certain other transactions involving asset management companies that Barclays deemed relevant;

●	reviewed and analyzed a comparison of the pro forma market position of the Combined Company following the proposed MDLY Merger and the proposed MCC Merger with those of other BDCs that Barclays deemed relevant;

●	reviewed and analyzed published estimates of independent research analysts with respect to the future financial performance and price targets of MDLY;

●	reviewed and analyzed information provided by MDLY and its advisors with respect to the results of previous efforts of MDLY and its advisors to solicit indications of interest from third parties with respect to a sale of MDLY;

●	reviewed and analyzed the Sierra Investment Advisory Agreement;

●	reviewed and analyzed the MCC Investment Management Agreement;

●	had discussions with Management, including in its capacity as investment advisor and manager of MCC and Sierra, respectively, concerning the business, operations, assets, financial condition and prospects of each of MDLY, MCC, Sierra and the Combined Company; and

●	undertook such other studies, analyses and investigations as Barclays deemed appropriate.

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In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and had not assumed responsibility or liability for any independent verification of such information). Barclays also relied upon the assurances of Management that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the MDLY Projections and the Combined Company Projections, upon advice of Management, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of Management as to MDLY’s future financial performance on a standalone basis and the Combined Company’s future financial performance on a pro forma basis, including as to the amount and timing of synergies to be realized, and that each of MDLY and the Combined Company after giving effect to the MDLY Merger and the MCC Merger would perform substantially in accordance with such projections. With respect to the MCC and Sierra Standalone Projections, upon advice of Management, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of Management and management of its subsidiary that is the investment advisor and manager of MCC and Sierra, respectively, as to each of MCC and Sierra’s future financial performance and that each of MCC and Sierra would perform substantially in accordance with such projections. Pursuant to the MDLY Special Committee’s instructions, Barclays relied upon and utilized the MDLY Projections, the MCC and Sierra Standalone Projections and the Combined Company Projections in connection with its analysis and its opinion. In arriving at its opinion, Barclays assumed no responsibility for and expressed no view as to any such projections or estimates or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of MDLY and did not make or obtain any evaluations or appraisals of the assets or liabilities of MDLY. In addition, Barclays was not authorized by the MDLY Special Committee to solicit, and did not solicit, any indications of interest from any third party with respect to the purchase of all or a part of MDLY’s business. Barclays’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, August 9, 2018. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after August 9, 2018 or that may occur after the date of this proxy statement. Barclays expressed no opinion as to the prices at which the MDLY Class A Common Stock would trade following the announcement of the proposed MDLY Merger and MCC Merger or prices at which the Sierra Common Stock would trade following consummation of the proposed MDLY Merger or the proposed MCC Merger. Barclays’ opinion should not be viewed as providing any assurance that the market value of the Sierra Common Stock to be held by the MDLY Public Stockholders after the consummation of the proposed MDLY Merger and the proposed MCC Merger will be in excess of the market value of MDLY Class A Common Stock owned by such MDLY Public Stockholders at any time prior to the announcement or consummation of the proposed MCC Merger or the proposed MDLY Merger.

Barclays assumed that the executed MDLY Merger Agreement would conform in all material respects to the last draft reviewed by Barclays. Additionally, Barclays assumed the accuracy of the representations and warranties contained in the proposed MDLY Merger Agreement and all the agreements related thereto. Barclays did not express any opinion as to any tax or other consequences that might result from the proposed MCC Merger or MDLY Merger, nor did Barclays’ opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understood MDLY had obtained such advice as it deemed necessary from qualified professionals.

In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the MDLY Class A Common Stock or the Sierra Common Stock but rather made its determination as to fairness, from a financial point of view, to the MDLY Public Stockholders of the Consideration to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at its opinion, Barclays did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

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Summary of Material Financial Analyses

The following is a summary of the material financial analyses performed by Barclays with respect to the MDLY Class A Common Stock and the Sierra Common Stock in preparing its opinion to the MDLY Special Committee:

●	comparable company analysis;

●	comparable transaction analysis; and

●	discounted cash flow analysis.

Each of these methodologies was used to generate reference per share equity value ranges for the MDLY Class A Common Stock and the Sierra Common Stock. In order to derive implied per share values in the MDLY selected comparable company analysis and the MDLY selected precedent transactions analysis, the implied equity value range for MDLY Class A Common Stock was calculated by subtracting net debt, as provided by Management, from the enterprise value of MDLY and was then divided by the number of fully diluted shares of MDLY Class A Common Stock estimated to be outstanding by Management. For purposes of the MDLY calculations, the number of MDLY Class A Common Stock estimated to be outstanding at June 30, 2018, per the MDLY Projections, was used to derive implied per share equity values.

In order to derive implied per share equity values in the Combined Company selected comparable company analysis and the Combined Company selected precedent transactions analysis, Barclays utilized a total NAV of the Combined Company of $1,122 million, per the Combined Company Projections, which was divided by the number of fully diluted Sierra Common Stock estimated to be outstanding at the effective time of the completion of the MDLY Merger and the MCC Merger of approximately 153.124 million shares per Management. In performing its analyses of the Combined Company’s ranges of implied per share equity value, Barclays used a price to NAV multiple analysis because BDCs like the Combined Company frequently trade based on a multiple of NAV. Based on the selected comparable company analysis, the selected precedent transaction analysis and the discounted cash flows analysis performed by Barclays with respect to the Combined Company and the exercise of Barclays’ professional judgment, Barclays utilized an implied range of price to NAV multiples of 0.8x to 1.0x in order to derive implied equity values for the Sierra Common Stock to be offered to MDLY Public Stockholders for their shares of MDLY Class A Common Stock, which was used to assess whether the implied value of the Consideration to be offered to the MDLY Public Stockholders for their MDLY Class A Common Stock in the proposed MDLY Merger was within the reference per share equity value ranges of MDLY Class A Common Stock derived.

In addition to analyzing the value of the MDLY Class A Common Stock and the Sierra Common Stock, to provide additional background and perspective to the MDLY Special Committee, Barclays also analyzed and reviewed the following with respect to the MDLY Class A Common Stock: (i) the daily historical closing prices of MDLY Class A Common Stock; (ii) certain publicly available information related to selected asset management merger transactions to calculate the size of premiums paid by the acquirers to the acquired company’s stockholders; and (iii) certain publicly available research analyst estimates.

In particular, in applying the various valuation methodologies to the particular businesses, operations and prospects of MDLY and the Combined Company, and the particular circumstances of the proposed MDLY Merger and the proposed MCC Merger, Barclays made qualitative judgments as to the significance and relevance of each analysis and numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of MDLY. Such qualitative judgments and assumptions of Barclays were made following discussions with Management. Accordingly, the methodologies and the implied common equity value ranges must be considered as a whole and in the context of the narrative description of the financial analyses, including the assumptions underlying these analyses. Considering the implied common equity value ranges without considering the full narrative description of the financial analyses, including the assumptions underlying these analyses, could create a misleading or incomplete view of the process underlying, and conclusions represented by, Barclays’ opinion.

The summary of Barclays’ analyses and reviews provided below is not a complete description of the analyses and reviews underlying Barclays’ opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.

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For the purposes of its analyses and reviews, Barclays made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of MDLY or any other parties to the proposed transaction. No company, business or transaction considered in Barclays’ analyses and reviews is identical to MDLY, the Combined Company, the proposed MDLY Merger or the proposed MCC Merger, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions considered in Barclays’ analyses and reviews. None of MDLY, Sierra, MCC, the Combined Company, Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or reflect the prices at which the companies, businesses or securities may actually be sold. Accordingly, the estimates used in, and the results derived from, Barclays’ analyses and reviews are inherently subject to substantial uncertainty.

The summary of the financial analyses and reviews summarized below include information presented in tabular format. In order to fully understand the financial analyses and reviews used by Barclays, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Barclays’ analyses and reviews.

Selected Comparable Company Analysis

Standalone MDLY. In order to assess how the public market values shares of similar publicly traded asset management companies and to provide a range of relative implied equity values per share of MDLY Class A Common Stock by reference to those companies, Barclays reviewed and compared specific financial and operating data relating to MDLY with selected companies that Barclays, based on its experience in the asset management industry, deemed comparable to MDLY. The selected comparable traditional and alternative asset management companies with respect to MDLY were:

Traditional Asset Managers:

●	Artisan Partners Asset Management Inc.

●	BrightSphere Investment Group PLC

●	Cohen & Steers, Inc.

●	Federated Investors, Inc.

●	Manning and Napier Inc.

●	Pzena Investment Management, Inc.

●	Victory Capital Holdings, Inc.

●	Virtus Investment Partners, Inc.

●	Waddell & Reed Financing, Inc.

Alternative Asset Managers:

●	Ares Management L.P.

●	Oaktree Capital Group LLC

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Barclays calculated and compared various financial multiples and ratios of MDLY and the selected comparable companies. As part of its selected comparable company analysis, Barclays calculated and analyzed each company’s ratio of its then-current stock price to its 2018 and 2019 estimated earnings per share (“EPS”) (commonly referred to as a price to earnings ratio, or “P/E”), and the ratio of each company’s enterprise value (“EV”) to its 2018 and 2019 estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”). The EV of each company was obtained by adding its long-term debt to the sum of the market value of its common equity and the book value of any minority interest, and subtracting its cash and cash equivalents. With respect to the alternative asset management companies included in Barclays’ selected comparable companies analysis, Barclays did not perform an analysis of such alternative asset management companies’ EV/EBITDA ratios but rather focused its analysis on the multiples it deemed most relevant based on its experience in the asset management industry. All of these calculations were performed excluding one-time and extraordinary expenses and were based on the MDLY Projections, in the case of MDLY, and publicly available financial data, in the case of each other company, in each case as of the end of each company’s most recently completed fiscal quarter prior to the delivery of Barclays’ opinion and closing stock prices as of August 8, 2018, the last full trading date prior to the delivery of Barclays’ opinion. All multiples were calculated based on a calendarized year. The results of this selected comparable company analysis are summarized below:

Multiple Range of Comparable Asset Management Companies
	Low	Median	High
P / E:
2018E	6.0x	11.3x	17.5x
2019E	5.7x	10.6	19.3x

EV / EBITDA:
2018E	5.5x	7.2x	12.3x
2019E	5.4x	7.4x	11.7x

Barclays selected the comparable companies listed above because their businesses and operating profiles are reasonably similar to that of MDLY. However, because of the inherent differences between the business, operations and prospects of MDLY and those of the selected comparable companies, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of MDLY and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between MDLY and the companies included in the selected company analysis. Based upon the selected comparable companies analysis and these judgments, Barclays applied multiple ranges of 10.0x to 12.0x to MDLY’s estimated EPS for the year ended December 31, 2018; 8.0x to 10.0x to MDLY’s estimated EPS for the year ended December 31, 2019; 6.0x to 8.0x to MDLY’s estimated EBITDA for the year ended December 31, 2018; and 5.5x to 7.5x to MDLY’s estimated EBITDA for the year ended December 31, 2019 and applied such ranges to the management projections to calculate a range of implied equity values per share of MDLY. The following summarizes the result of these calculations:

	Multiple Range	Indicative Equity Values Per Share of MDLY Class A Common Stock
P / 2018E E	10.0x - 12.0x	$3.93 - $4.72
P / 2019E E	8.0x - 10.0x	$5.88 - $7.35
EV / 2018E EBITDA	6.0x - 8.0x	$1.87 - $3.51
EV / 2019E EBITDA	5.5x - 7.5x	$3.45 - $5.82

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Pro Forma Combined Company. In order to assess how the public market values shares of similar BDCs to the Combined Company that are publicly traded and to provide a range of relative implied equity values per share of the Combined Company by reference to those companies, Barclays reviewed and compared per share stock price as a multiple of NAV of selected internally and externally managed BDCs with assets greater than $800 million that Barclays, based on its experience in the BDC industry, deemed comparable to the pro forma Combined Company. The selected comparable internally and externally managed BDCs with respect to the Combined Company were:

Internally Managed BDCs:

●	Hercules Capital Inc.

●	Main Street Capital Corporation

●	Triangle Capital Corporation

Externally Managed BDCs:

●	New Mountain Finance Corporation

●	PennantPark Floating Rate Capital Ltd.

●	PennantPark Investment Corporation

●	Prospect Capital Corporation

●	Solar Capital Ltd.

●	TCG BDC, Inc.

●	TCP Capital Corporation

Barclays calculated and compared per share stock price as a multiple of NAV of the selected comparable companies. All of these calculations were based on publicly available financial data, relevant company filings as of the end of each company’s most recently completed fiscal quarter prior to the delivery of Barclays’ opinion and closing stock prices as of August 8, 2018, the last trading date prior to the delivery of Barclays’ opinion, except in the case of Triangle Capital Corporation, where the closing stock price of August 2, 2018 was used to reflect the valuation prior to the closing of externalization transaction with Barings LLC, which was announced after market close on August 2, 2018. The results of this selected comparable company analysis are summarized below:

Price / NAV Multiple Range of Selected Comparable BDCs
	Low	Median	Mean	High
Internally Managed BDCs	0.86x	1.33x	1.30x	1.69x
Externally Managed BDCs	0.74x	0.98x	0.94x	1.04x

Barclays selected the comparable companies listed above because their businesses and operating profiles are reasonably similar to that of the Combined Company. However, because of the inherent differences between the business, operations and prospects of the Combined Company and those of the selected comparable companies, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Combined Company and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between the Combined Company and the companies included in the selected company analysis. Based upon the selected comparable companies analysis and these judgments, Barclays applied multiple ranges of 1.10x to 1.30x and 0.85x to 0.95x to the Combined Company’s estimated NAV, per the Combined Company Projections, to calculate ranges of implied equity values per share of the Combined Company. The following summarizes the result of these calculations:

	NAV	Multiple Range	Indicative Equity Values Per Sierra Common Stock
Price / NAV
Internally Managed BDCs	$1,122	1.10x - 1.30x	$8.06 - $9.53
Externally Managed BDCs	$1,122	0.85x - 0.95x	$6.23 - $6.96

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Barclays noted that the implied range of the Consideration of $6.34 to $6.90 to be offered to the MDLY Public Stockholders for each of their shares of MDLY Class A Common Stock in the proposed MDLY Merger, consisting of $4.09 (including the First Special Dividend and the Second Special Dividend) and 0.3836 shares of Sierra Common Stock (utilizing an implied range of price to NAV multiples of the Combined Company of 0.8x to 1.0x based on Barclays’ selected comparable company analysis, selected precedent transaction analysis and discounted cash flows analysis, each with respect to the Combined Company, as noted above) was within or exceeded the range of implied equity values per share of MDLY Class A Common Stock derived pursuant to the foregoing analyses.

Selected Precedent Transaction Analysis

Standalone MDLY. Barclays reviewed and compared the purchase prices and financial multiples paid in selected precedent asset management transactions that Barclays deemed relevant, based on its experience with merger and acquisition transactions, particularly in the asset management industry. Barclays chose such precedent asset management transactions based on, among other things, the similarity of the applicable target companies in the transactions to MDLY with respect to the size, mix, margins and other characteristics of their businesses.

The following list sets forth the transactions analyzed based on such characteristics:

Target / Acquiror	Announcement Date
● Hermes Investment Management Limited / Federated Investors Inc.	April 2018
● ZAIS Group Holdings, Inc. management buyout	Jan. 2018
● Old Mutual Global Investors / TA Associates Management, L.P.	Dec. 2017
● Cole Capital / CIM Group, L.P.	Nov. 2017
● ETF Securities Ltd. / Wisdomtree Investments, Inc.	Nov. 2017
● Guggenheim Partners, LLC / Invesco Ltd.	Sept. 2017
● PAX World Management / Impax Asset Management Group	Sept. 2017
● Aletti Gestielle SGR / Anima Holding S.p.A.	Aug. 2017
● Aberdeen Asset Management PLC / Standard Life PLC	March 2017
● Calamos Asset Management Inc. management buyout	Dec. 2016
● RidgeWorth Capital Management, Inc. / Virtus Investment Partners, Inc.	Dec. 2016
● Pioneer Investments Management, Inc. / Amundi Asset Management	Dec. 2016
● Janus Capital Group / Henderson Group plc	Oct. 2016
● CIFC LLC / F.A.B. Partners I L.P.	Aug. 2016

Using publicly available information, Barclays calculated and analyzed multiples of the EV to EBITDA represented by the prices paid in the selected precedent transactions. The results of the selected precedents analysis section are summarized below:

Selected Asset Management Transactions EV / EBITDA
	Low	Median	Mean	High
EV / EBITDA	5.3x	11.2x	11.2x	19.6x

The reasons for and the circumstances surrounding each of the selected precedent asset management transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of MDLY and the companies included in the selected precedent transaction analysis. Accordingly, Barclays believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the proposed MDLY Merger. Barclays therefore made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the proposed transaction which would affect the acquisition values of the selected target companies and MDLY.

Based upon Barclays’ selected precedent transaction analysis and these judgments, Barclays selected a range of EV / EBITDA multiples of 9.0x to 12.0x and applied such range to MDLY’s 2018 estimated EBITDA, per the MDLY Projections, to calculate a range of implied equity values per share of MDLY Class A Common Stock. Barclays’ selected precedent transactions analysis yielded a reference equity value range for shares of MDLY Class A Common Stock of $4.34 to $6.81 per share.

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Pro Forma Combined Company. Barclays reviewed and compared the purchase prices and financial multiples paid in selected precedent BDC transactions that Barclays deemed relevant, based on its experience with merger and acquisition transactions, particularly involving BDCs. Barclays chose such precedent BDC transactions based on, among other things, the similarity of the applicable target companies in the transactions to the Combined Company with respect to the size, mix, margins and other characteristics of their businesses.

The following list sets forth the transactions analyzed based on such characteristics:

Target / Acquiror	Announcement Date
● Corporate Capital Trust Inc. / FS Investment Corporation	July 2018
● NF Investment Corporation / TCG BDC, Inc.	May 2017
● Credit Suisse Park View BDC, Inc. / CION Investment Corporation	Sept. 2016
● Full Circle Capital Corporation / Great Elm Capital Group Inc.	June 2016
● American Capital, Ltd. / Ares Capital Corporation	May 2016
● MCG Capital Corporation / PennantPark Floating Rate Capital Ltd.	April 2015
● Allied Capital Corporation / Ares Capital Corporation	Oct. 2009
● Patriot Capital, L.P. / Prospect Capital Corporation	Aug. 2009

Using publicly available information, Barclays calculated and analyzed prices paid in the selected precedent transactions as a multiple of the NAV of each of the selected comparable BDCs. The results of the selected precedents analysis section are summarized below:

Selected BDC Transactions Price / NAV
	Low	Mean	High
P / NAV	0.48x	0.82x	1.00x

The reasons for and the circumstances surrounding each of the selected precedent BDC transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the pro forma Combined Company and the companies included in the selected precedent transaction analysis. Accordingly, Barclays believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the proposed MDLY Merger. Barclays therefore made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the proposed transaction which would affect the acquisition values of the selected target companies and the Combined Company.

Based upon Barclays’ selected precedent transaction analysis and these judgments, Barclays selected a range of price to NAV multiples of 0.80 to 1.0x and applied such range to the Combined Company’s NAV, per the Combined Company Projections, to calculate a range of implied equity values per share of Sierra Common Stock. Barclays’ selected precedent transactions analysis yielded a reference equity value range for shares of Sierra Common Stock of $5.86 to $7.33 per share.

Barclays noted that the implied range of the Consideration of $6.34 to $6.90 to be offered to the MDLY Public Stockholders for each of their shares of MDLY Class A Common Stock in the proposed MDLY Merger, consisting of $4.09 (including the First Special Dividend and the Second Special Dividend) and 0.3836 shares of Sierra Common Stock (utilizing an implied range of price to NAV multiples of the Combined Company of 0.8x to 1.0x based on Barclays’ selected comparable company analysis, selected precedent transaction analysis and discounted cash flows analysis, each with respect to the Combined Company, as noted above) was within or exceeded the range of implied equity values per share of MDLY Class A Common Stock derived pursuant to the foregoing analyses.

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Discounted Cash Flow Analysis

Standalone MDLY. In order to estimate the present value of MDLY Class A Common Stock, Barclays performed a discounted cash flow analysis of MDLY. A discounted cash flow analysis is a traditional valuation methodology used to derive an intrinsic valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a range of discount rates that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

To calculate the estimated equity value ranges per share of MDLY Class A Common Stock using the discounted cash flow method, Barclays added (i) MDLY’s projected after-tax unlevered free cash flows for fiscal years 2018 through 2021 based on the MDLY Projections to (ii) the “terminal value” of MDLY as of December 31, 2021, and discounted such amount to its present value using mid-year convention and a range of selected discount rates ranging from 13.0% to 15.0%. The after-tax unlevered free cash flows were calculated by taking the EBITDA, subtracting capital expenditures and taxes and adjusting working capital to be equal to 25% to 30% of annual operating expenses, in each case per the MDLY Projections. The residual value of MDLY at the end of the forecast period, or “terminal value,” was estimated by selecting a range of terminal value multiples based on EV to EBITDA for the year ending December 31, 2021 of 5.5x to 7.5x, which was derived by analyzing the results from the MDLY selected comparable company analysis and applying such range to the after-tax free cash flows of MDLY. The range of after-tax discount rates of 13.0% to 15.0% was selected based on an analysis of the weighted average cost of capital of MDLY and the selected comparable companies. The range of implied equity values per share of MDLY Class A Common Stock resulting from Barclays’ discounted cash flow analysis was $6.17 to $8.94 per share.

Pro Forma Combined Company. In order to estimate the present value of the Sierra Common Stock, Barclays performed a discounted cash flow analysis of the pro forma Combined Company.

To calculate the estimated equity value ranges per share of Sierra Common Stock using the discounted cash flow method, Barclays added (i) the Combined Company’s projected net investment income for fiscal years 2019 through 2021, based on the Combined Company Projections, to (ii) the “terminal value” of the Combined Company as of December 31, 2021, and discounted such amount to December 31, 2018 using mid-year convention and a range of selected discount rates ranging from 8.0% to 10.0%. The residual value of the Combined Company at the end of the forecast period, or “terminal value,” was estimated by selecting a range of terminal value multiples based price to NAV for the year ending December 31, 2021 of 0.80x to 1.00x, which was derived by analyzing the results from the Consolidated Company selected comparable company analysis and applying such range to the Combined Company Projections. The range of after-tax discount rates of 8.0% to 10.0% was selected based on an analysis of the cost of equity of the Combined Company and the selected comparable companies. The range of implied equity values per share of Sierra Common Stock resulting from Barclays’ discounted cash flow analysis was $6.31 to $7.86 per share.

Barclays noted that the implied range of the Consideration of $6.34 to $6.90 to be offered to the MDLY Public Stockholders for each of their shares of MDLY Class A Common Stock in the proposed MDLY Merger, consisting of $4.09 (including the First Special Dividend and the Second Special Dividend) and 0.3836 shares of Sierra Common Stock (utilizing an implied range of price to NAV multiples of the Combined Company of 0.8x to 1.0x based on Barclays’ selected comparable company analysis, selected precedent transaction analysis and discounted cash flows analysis, each with respect to the Combined Company, as noted above) was within or exceeded the range of implied equity values per share of MDLY Class A Common Stock derived pursuant to the foregoing analyses.

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Other Factors

Barclays also reviewed and considered other factors, which were not considered as part of its financial analyses in connection with rendering its opinion, but were references for informational purposes for the MDLY Special Committee, including, among other things, the Historical Share Price Analysis, Transaction Premium Analysis and Current Analyst Price Targets Analysis described below.

Historical Share Price Analysis

In order to provide background information and perspective with respect to, and to illustrate the trend in the historical trading prices of MDLY Class A Common Stock, Barclays reviewed historical data with regard to the trading prices of MDLY Class A Common Stock. Barclays noted that during the 52-week period preceding the date of Barclays’ fairness opinion, the closing price of MDLY Class A Common Stock ranged from $3.10 to $7.15, with the high closing price occurring on December 21, 2017 and the low closing price occurring on June 14, 2018. Barclays also noted that the 90-day volume weighted average price of MDLY Class A Common Stock as of August 8, 2018 was $4.03.

Transaction Premium Analysis

In order to provide background information and perspective with respect to, and to assess the premium offered to the MDLY Public Stockholders in the proposed MDLY Merger relative to the premiums offered to stockholders in other transactions, Barclays reviewed the 1-day and 30-day premia paid in M&A transactions with transaction values between $100 million and $300 million from January 1, 2014 to July 26, 2018 using publicly available information. The data reviewed was broken down by transactions involving all cash consideration, transactions involving all stock consideration and transactions involving a mix of cash and stock consideration. The results of this transaction premium analysis are summarized below:

	Type of Consideration
	All Cash	All Stock	Mixed Cash and Stock
1-Day Premia	14%	20%	16%
30-Day Premia	17%	21%	22%

Analysis of Equity Research Analyst Price Targets

Barclays further reviewed and compared, as of June 30, 2018, the publicly available price targets of MDLY Class A Common Stock published by independent equity research analysts associated with two Wall Street firms (Credit Suisse and Compass Point Research) that monitor MDLY Class A Common Stock. The research analysts’ price targets per MDLY Class A Common Stock ranged from of $6.00 to $6.25 per share. The publicly available share price targets published by such equity research analysts do not necessarily reflect the current market trading prices for MDLY Class A Common Stock and these estimates are subject to uncertainties, including future financial performance of MDLY and future market conditions.

General

Barclays is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The MDLY Special Committee selected Barclays following a review of potential financial advisors, on the basis of its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as its familiarity with and expertise in the financial services industry.

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Barclays is acting as financial advisor to the MDLY Special Committee in connection with the proposed MDLY Merger. As compensation for its services in connection with the proposed MDLY Merger, MDLY paid Barclays a fee of $250,000 upon execution of Barclays’ engagement letter with MDLY and $500,000 upon the delivery of Barclays’ opinion, which is referred to as the “Opinion Fee”. The Opinion Fee was not contingent upon the conclusions represented by Barclays’ opinion or the consummation of the MDLY Merger. Upon consummation of the proposed MDLY Merger or certain other transactions or series or combination of related transactions, other than in the ordinary course of business, whereby, directly or indirectly, a material interest in MDLY and/or its wholly-controlled subsidiaries or a material amount of their respective assets are transferred for consideration, additional compensation of $2,000,000 will be payable, against which the amounts paid upon execution of the engagement letter and the Opinion Fee will be credited. In addition, MDLY will reimburse Barclays for certain of its reasonable out-of-pocket expenses incurred in connection with the engagement by the MDLY Special Committee and to indemnify Barclays for certain liabilities that may arise out of its engagement by the MDLY Special Committee and the rendering of Barclays’ opinion. Barclays has performed various investment banking services for MDLY, MCC, Sierra and their affiliates in the past, and expects to perform such services in the future, and has received, and expects to receive, customary investment banking fees for such services. Except for fees received in connection with the MDLY Merger, Barclays has not received any investment banking fees from MDLY, Sierra or MCC since January 1, 2015. As described above in “Background of the Mergers,” Barclays reviewed its relationships with MDLY, MCC, and Sierra with the MDLY Special Committee on July 10, 2018 and July 18, 2018.

Barclays, its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of MDLY, MCC and Sierra for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

Opinion of Financial Advisor to the MDLY Board

On August 9, 2018, at a meeting of the MDLY Board, Goldman Sachs rendered its oral opinion, subsequently confirmed in writing that, as of August 9, 2018 and based upon and subject to the factors and assumptions set forth therein, the aggregate of the MDLY Merger Consideration, the First Special Dividend and the Second Special Dividend, which is referred to as the “Consideration”, to be paid to the holders of MDLY Class A Common Stock (other than Sierra, MCC and any of their respective affiliates, the Medley LLC Unitholders, the holders of Medley LLC Restricted Units and the holders of MDLY RSUs) pursuant to the MDLY Merger Agreement, was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated August 9, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix F. Goldman Sachs provided advisory services and its opinion for the information and assistance of the MDLY Board in connection with its consideration of the MDLY Merger. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of the shares of MDLY Class A Common Stock should vote with respect to the MDLY Merger or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

●	the MDLY Merger Agreement, the MCC Merger Agreement and the Exchange Agreement, collectively, which are referred to as the “Agreements”;

●	annual reports to stockholders and Annual Reports on Form 10-K of MDLY for the four years ended December 31, 2017, the Registration Statement on Form S-1, including the prospectus contained therein dated September 15, 2014, relating to the initial public offering of the MDLY Class A Common Stock, annual reports to stockholders and Annual Reports on Form 10-K of Sierra for the five years ended December 31, 2017, and annual reports to stockholders and Annual Reports on Form 10-K of MCC for the five fiscal years ended September 30, 2017;

●	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of MDLY, Sierra and MCC;

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●	certain other communications from MDLY, Sierra and MCC to their respective stockholders;

●	certain publicly available research analyst reports for MDLY, Sierra and MCC;

●	unaudited financial statements for MDLY for the three month period ended March 31, 2018 and the six month period ended June 30, 2018, unaudited financial statements for Sierra for the three month period ended March 31, 2018 and the six month period ended June 30, 2018, and unaudited financial statements for MCC for the three month period ended March 31, 2018 and the six month period ended June 30, 2018; and

●	certain internal financial analyses and forecasts for MDLY, Sierra stand alone and pro forma for consummation of the MDLY Merger and MCC Merger and MCC, in each case prepared by the management of MDLY, which are referred to as the “Forecasts”, and certain operating synergies projected by the management of MDLY to result from the transactions contemplated by the Agreements, which are referred to as the “Synergies”, in each of the foregoing cases, as approved for Goldman Sachs’ use by MDLY.

For information regarding preparation of the Forecasts, see “Unaudited Prospective Financial Information.”

Goldman Sachs also held discussions with members of the senior management of MDLY regarding their assessment of the strategic rationale for, and the potential benefits of, the transactions contemplated by the Agreements and the past and current business operations, financial condition, and future prospects of MDLY, Sierra and MCC; reviewed the reported price and trading activity for MDLY Class A Common Stock and MCC Common Stock; compared certain financial and stock market information for MDLY and MCC and certain financial information for Sierra with similar financial and stock market information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the alternative asset management industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering its opinion, Goldman Sachs, with the consent of MDLY, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the consent of MDLY that the Forecasts and the Synergies were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of MDLY. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of MDLY, Sierra, MCC, Merger Sub or any of their respective subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the transactions contemplated by the Agreements will be obtained without any adverse effect on MDLY, Sierra, MCC or Merger Sub or on the expected benefits of the transactions contemplated by the Agreements in any way meaningful to its analysis. Goldman Sachs has also assumed that the transactions contemplated by the Agreements will be consummated on the terms set forth in the Agreements, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

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Goldman Sachs’ opinion does not address the underlying business decision of MDLY to engage in, or the relative merits of, the transactions contemplated by the Agreements as compared to any strategic alternatives that may be available to MDLY; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view, as of the date of the opinion, of the Consideration to be paid to the holders (other than Sierra, MCC and any of their respective affiliates, the Medley LLC Unitholders, the holders of Medley LLC Restricted Units and the holders of MDLY RSUs) of the MDLY Class A Common Stock pursuant to the MDLY Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Agreements or the transactions contemplated by the Agreements or any term or aspect of any other agreement or instrument contemplated by the Agreements or entered into or amended in connection with the transactions contemplated by the Agreements, including, any allocation of the Consideration or of the aggregate consideration, including the Special Dividends, payable to all holders of MDLY Class A Common Stock pursuant to the MDLY Merger Agreement, the MCC Merger, the exchange of Medley LLC Units for shares of MDLY Class A Common Stock pursuant to the Exchange Agreement or the transactions contemplated thereby, the fairness of the transactions contemplated by the Agreements to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of MDLY; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of MDLY, or class of such persons, in connection with the transactions contemplated by the Agreements, whether relative to the Consideration to be paid to the holders of MDLY Class A Common Stock (other than Sierra, MCC and any of their respective affiliates, the Medley LLC Unitholders, the holders of Medley LLC Restricted Units and the holders of MDLY RSUs) pursuant to the MDLY Merger Agreement or otherwise. Goldman Sachs’ opinion does not express any opinion as to the prices at which Sierra Common Stock will trade at any time or as to the impact of the transactions contemplated by the Agreements on the solvency or viability of MDLY, Sierra, MCC, Medley LLC or Merger Sub, or the ability of MDLY, Sierra, MCC, Medley LLC or Merger Sub to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the MDLY Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 6, 2018, the third to last trading day before the public announcement of the transactions contemplated by the Agreements and is not necessarily indicative of current market conditions.

Implied Value of the Consideration

Goldman Sachs calculated a range of implied values of the Consideration to be paid to the holders of MDLY Class A Common Stock (other than Sierra, MCC and any of their respective affiliates, the Medley LLC Unitholders, the holders of Medley LLC Restricted Units and the holders of MDLY RSUs) pursuant to the MDLY Merger Agreement. Based on the results of the selected companies analysis, as described below, Goldman Sachs applied a reference range of P/NAV (as defined below) multiples of 0.72x to 1.12x to the estimated NAV of the Combined Company as of June 30, 2018 per the management of MDLY to derive a range of implied pro forma values per share of Sierra Common Stock of $5.31 to $8.21. Goldman Sachs then multiplied the results by the exchange ratio of Sierra Common Stock for MDLY Class A Common Stock pursuant to the MDLY Merger Agreement and added to this amount the MDLY Merger Cash Consideration and the full amount of the Special Dividends. This analysis resulted in a range of implied values of the Consideration of $6.13 to $7.24.

Financial Analyses of MDLY

Illustrative Present Value of Future Share Price Analysis

Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of MDLY Class A Common Stock, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s financial multiples. For this analysis, Goldman Sachs used the Forecasts for each of the fiscal years 2018 to 2021. Goldman Sachs first calculated the implied values per share of MDLY Class A Common Stock as of December 31 for each of the fiscal years 2018 to 2021, by applying price to forward earnings per share multiples of 6.5x, 8.6x and 10.6x earnings per share of MDLY Class A Common Stock estimates for each of the fiscal years 2018 to 2021. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account the current price to earnings multiple for MDLY Class A Common Stock and current price to economic net income per share multiples for the selected companies (as defined below).

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Goldman Sachs then discounted the implied December 31, 2018 to December 31, 2021 values back to June 30, 2018 using an illustrative discount rate of 13.5%, reflecting an estimate of MDLY’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including a beta for a company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $5.50 to $8.05 per share of MDLY Class A Common Stock.

Illustrative Discounted Cash Flow Analysis

Using the Forecasts and market data, Goldman Sachs performed an illustrative discounted cash flow analysis on MDLY. Goldman Sachs first multiplied the estimates of levered free cash flow for MDLY for the period beginning with the six months ended December 31, 2018 and ending December 31, 2021, as reflected in the Forecasts, by 17.3%, the percentage of MDLY owned by the holders of MDLY Class A Common Stock. Goldman Sachs then subtracted from this amount the estimated taxes to MDLY Class A Common Stock, as provided by the management of MDLY to derive estimates of the levered free cash flows post-tax for MDLY Class A Common Stock. Using discount rates ranging from 10.5% to 16.5%, reflecting estimates of MDLY’s cost of equity, Goldman Sachs discounted to present value as of June 30, 2018: (i) estimates of levered free cash flow post-tax for MDLY Class A Common Stock and (ii) a range of illustrative terminal values for MDLY Class A Common Stock, which were calculated by applying perpetuity growth rates ranging from (2.0)% to 2.0%, to a terminal year estimate of the levered free cash flow to be generated by MDLY, as reflected in the Forecasts, and multiplying this amount by 17.3%, to derive a range of illustrative equity values for MDLY Class A Common Stock. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs using its professional judgement and expertise and taking into account Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs then divided the range of illustrative equity values it derived by the number of shares of MDLY Class A Common Stock outstanding as of August 6, 2018, as provided by the management of MDLY, to derive a range of illustrative values per share of MDLY Class A Common Stock of $5.01 to $10.16, which includes an estimated TRA value of $0.27 per share of MDLY Class A Common Stock, which is the midpoint of the range of illustrative present values of TRA payments per share of MDLY Class A Common Stock.

Illustrative Tax Receivable Agreement Analysis

As provided by the management of MDLY, MDLY has a pre-existing contractual Tax Receivable Agreement, dated as of September 23, 2014, by and among MDLY and each of the other persons from time to time party thereto, which is referred to as “TRA”, whereby MDLY (and MDLY’s successor in the event of a change-of-control event, including but not limited to the MDLY Merger) has, among other things, an ongoing obligation to pay Medley LLC Unitholders 85% of all tax savings MDLY due to the tax basis step-up MDLY realizes when Medley LLC Units are exchanged for MDLY Class A Common Stock, with MDLY retaining the remaining 15% of the tax savings for its own account. Using MDLY’s historical financials as provided by the management of MDLY, the Forecasts and market data, Goldman Sachs performed an illustrative TRA analysis. Goldman Sachs performed the TRA analysis by first multiplying both (i) the estimated TRA tax benefit created from a step-up in tax basis resulting from the MDLY Merger, as provided by the management of MDLY and (ii) the estimated TRA tax benefit based on the trading price of MDLY Class A Common Stock on August 6, 2018, $3.60, as provided by the management of MDLY, by 15%, the percentage of the TRA tax benefit MDLY would receive under the TRA in the event of a change of control. Goldman Sachs then added estimated interest earned on each estimated TRA tax benefit, as provided by the management of MDLY, to the estimated TRA tax benefits to obtain a range of total cash TRA benefits. Goldman Sachs then discounted to present value as of June 30, 2018, assuming a 15-year useful life for the tax basis step-up, the range of estimates of the total cash TRA benefit to holders of MDLY Class A Common Stock by applying discount rates ranging from 3.8% to 13.5%. The range of discount rates from 3.8% to 13.5% used by Goldman Sachs was determined by taking into account the TRA contractual rate of 3.8% (12-month LIBOR, plus 100 basis points per Bloomberg), as provided by the management of MDLY and MDLY’s cost of equity, which was derived by application of the CAPM, which requires certain company-specific inputs, including a beta for a company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs then calculated the net TRA payment per share of MDLY Class A Common Stock by multiplying the total cash TRA benefit by 17.3%, the percentage of MDLY owned by the holders of MDLY Class A Common Stock, and dividing the result by the number of shares of MDLY Class A Common Stock outstanding as of August 6, 2018, as provided by the management of MDLY, to derive a range of illustrative present values of TRA payments of $0.23 to $0.31 per share of MDLY Class A Common Stock.

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Selected Transactions Analysis

Goldman Sachs analyzed certain publicly available information relating to selected transactions in the alternative asset management industry since August 2016.

Based on information in public filings relating to the applicable transaction, for each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the total consideration paid in the transaction as a multiple of the target company’s last twelve months (“LTM”) earnings before interest, taxes, depreciation and amortization (“EBITDA”) publicly disclosed at the time each such selected transaction was announced, which is referred to in this section entitled “—Opinion of Financial Advisor to the MDLY Board” as “EV/LTM EBITDA”.

The following table presents the results of this analysis:

Selected Precedent Transactions
Announcement Date	Acquiror	Target	EV/LTM EBITDA
April 2018	Barings LLC	Triangle Capital Corporation	N/A
July 2017	Oaktree Capital Management, L.P.	Fifth Street Asset Management Inc.	6.1x
February 2017	SoftBank Group Corp.	Fortress Investment Group LLC	7.8x
August 2016	F.A.B. Partners	CIFC LLC	7.8x
Minimum			6.1x
Median			7.8x
Maximum			7.8x

While none of the selected transactions or companies that participated in the selected transactions are directly comparable to the MDLY Merger or MDLY, each of the target companies in the selected transactions was involved in the alternative asset management industry and the selected transactions are all of the transactions since August 2016, and that, in Goldman Sachs’ professional judgment, involved target companies with operations that, for the purposes of the analyses, may be considered similar to certain operating characteristics of MDLY.

Based on the results of the foregoing calculations and Goldman Sachs’ analyses of the various transactions and its professional judgment, Goldman Sachs applied a reference range of EV/LTM EBITDA multiples of 6.1x (reflecting the minimum EV/LTM EBITDA multiple referenced above) to 7.8x (reflecting the median and maximum EV/LTM EBITDA multiple referenced above) to MDLY’s LTM EBITDA as of June 30, 2018, as provided by the management of MDLY, to derive a range of implied enterprise values for MDLY. Goldman Sachs then subtracted from the range of implied enterprise values the net debt of MDLY, as provided by the management of MDLY, to derive a range of illustrative equity values for MDLY. Goldman Sachs divided the results by the total number of shares of MDLY Class A Common Stock outstanding as of August 6, 2018, as provided by the management of MDLY, to derive a range of implied values per share of MDLY Class A Common Stock of $1.43 to $2.70.

Financial Analyses of the Combined Company

Illustrative Combined Company Discounted Dividend Analysis

Goldman Sachs performed an illustrative dividend discount model analysis on the Combined Company using the Forecasts and market data. Goldman Sachs discounted to present value as of June 30, 2018 estimates of the dividend streams of the Combined Company for the period beginning with the six months ended December 31, 2018 and ending December 31, 2021, as set forth in the Forecasts, and assuming a dividend payout ratio of 100% per the management of MDLY, and an illustrative terminal value for the Combined Company, and applied discount rates ranging from 6.0% to 8.0%. The range of discount rates from 6.0% to 8.0% used by Goldman Sachs was determined by taking into account an estimate of the Combined Company’s cost of equity, which was based on Goldman Sachs’ analysis of the cost of equity for selected companies (as defined below), which were calculated using CAPM. Based on the results of the selected companies analysis, as described below, Goldman Sachs applied a reference range of P/NAV (as defined below) multiples of 0.75x to 1.09x to the estimated NAV of the Combined Company per the management of MDLY to derive an illustrative terminal value for the Combined Company. Goldman Sachs then divided such net present values by the estimated pro forma number of shares of Sierra Common Stock, as provided by the management of MDLY, to calculate an illustrative range of per-share present values. This analysis resulted in a range of implied present values per share of Sierra Common Stock of $5.85 to $8.21.

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Selected Companies Analysis

Goldman Sachs reviewed and compared certain financial and stock market information, ratios and public market multiples for the Combined Company to corresponding financial and stock market information, ratios and public market multiples for the following publicly traded externally managed BDCs and internally managed BDCs (collectively referred to as the selected companies):

●	Externally Managed BDCs

○	Ares Capital Corporation (“Ares”)

○	Prospect Capital Corporation (“Prospect”)

○	Corporate Capital Trust, Inc. (“CCT”)

○	FS Investment Corporation (“FSIC”)

○	TPG Specialty Lending, Inc. (“TPG”)

○	Apollo Investment Corporation (“Apollo”)

○	Golub Capital BDC, Inc. (“Golub”)

○	TCG BDC Inc. (“TCG”)

○	New Mountain Finance Corporation (“New Mountain”)

○	Goldman Sachs BDC, Inc. (“GS BDC”)

○	TCP Capital Corp. (“TCP”)

○	Oaktree Specialty Lending Corporation (“Oaktree”)

○	PennantPark Investment Corporation (“PennantPark Investment”)

○	PennantPark Floating Rate Capital Ltd. (“PennantPark Floating”)

○	BlackRock Capital Investment Corporation (“BlackRock”)

○	Gladstone Investment Corporation (“Gladstone Investment”)

○	Oxford Square Capital Corp. (“Oxford”)

○	Fidus Investment Corporation (“Fidus”)

○	Solar Senior Capital ltd. (“Solar”)

○	THL Credit, Inc. (“THL”)

○	Gladstone Capital Corporation (“Gladstone Capital”)

○	Stellus Capital Investment Corporation (“Stellus”)

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●	Internally Managed BDCs

○	Main Street Capital Corporation (“Main Street”)

○	Hercules Capital, Inc. (“Hercules”)

Although none of the selected companies are directly comparable to the Combined Company, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of the Combined Company.

Goldman Sachs also calculated and compared various financial multiples and ratios based on information Goldman Sachs obtained from SNL Financial, the Forecasts, publicly available historical data, market data, and Institutional Brokers’ Estimate System, or “IBES”, estimates. The multiples and ratios were calculated using the applicable closing market price as of August 6, 2018. The multiples and ratios of the selected companies were based on financial data as of March 31, 2018.

With respect to the selected companies, Goldman Sachs calculated the closing market price as a multiple of such company’s NAV, which is referred to as “P/NAV”. Goldman Sachs also calculated each selected company’s 2019E net investment income (“NII”) as a percentage of such company’s closing market price, which is referred to as “2019E NII/P” (alternatively referred to as the “NII price yield”), using estimates from IBES. Goldman Sachs also calculated each selected company’s 2019E NII as a percentage of such company’s NAV, using estimates from IBES. The results of this analysis are shown in the table below.

Selected Companies
BDC	Price/NAV	2019E NII/NAV	2019E NII/Price
Externally Managed BDCs
Ares	1.03x	10.0%	9.7%
Prospect	0.75x	8.7%	11.6%
CCT	0.86x	8.4%	9.8%
FSIC	0.90x	8.7%	9.8%
TPG	1.23x	12.1%	9.8%
Apollo	0.90x	10.3%	11.4%
Golub	1.18x	NM	NM
TCG	0.99x	10.1%	10.2%
New Mountain	1.04x	10.3%	10.0%
GS BDC	1.21x	11.3%	9.4%
TCP	1.00x	10.7%	10.8%
Oaktree	0.85x	7.9%	9.3%
PennantPark Investment	0.84x	8.9%	10.5%
PennantPark Floating	0.97x	NM	NM
BlackRock	0.80x	10.1%	12.6%
Gladstone Investment	1.09x	7.2%	6.6%
Oxford	0.94x	8.7%	9.2%
Fidus	0.91x	9.5%	10.5%
Solar	1.00x	8.6%	8.5%
THL	0.76x	9.9%	13.0%
Gladstone Capital	1.11x	10.4%	9.4%
Stellus	0.95x	10.3%	10.8%

Internally Managed BDCs
Main Street	1.71x	10.6%	6.2%
Hercules	1.27x	13.9%	9.9%

Using its experience and professional judgment, Goldman Sachs made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Combined Company and the selected companies and selected a reference range of (i) multiples of estimated P/NAV of 0.75x to 1.09x and (ii) NII price yields of 11.0% to 9.0%. Goldman Sachs then applied a P/NAV range of 0.75x to 1.09x to the Combined Company’s estimated NAV/share, using the Forecasts. This analysis resulted in a range of implied price per share of Sierra Common Stock of $5.49 to $7.98. Goldman Sachs also applied a NII price yield range of 11.0% to 9.0% to the Combined Company’s estimated 2019E NII/Share, using the Forecasts. This analysis resulted in a range of implied prices per share of Sierra Common Stock of $5.31 to $6.49.

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General

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company used in the above analyses as a comparison is directly comparable to MDLY, MCC or Sierra.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the MDLY Board that, as of August 9, 2018 and based upon and subject to the factors and assumptions therein, the Consideration to be paid to the holders of MDLY Class A Common Stock (other than Sierra, MCC and any of their respective affiliates, the Medley LLC Unitholders, the holders of Medley LLC Restricted Units and the holders of MDLY RSUs) pursuant to the MDLY Merger Agreement was fair from a financial point of view to such holders. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of MDLY, Sierra, MCC, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The consideration to be paid to holders of MDLY Class A Common Stock was determined through arm’s-length negotiations between MDLY and Sierra and was approved by the MDLY Board. Goldman Sachs did not recommend any specific amount of consideration to MDLY or the MDLY Board or that any specific amount of consideration constituted the only appropriate consideration for the transactions contemplated by the Agreements.

As described above, Goldman Sachs’ opinion to the MDLY Board was one of many factors taken into consideration by the MDLY Board in making its determination to approve the transactions contemplated by the Agreements. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Appendix F.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests, or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of MDLY, Sierra, MCC, Medley LLC and any of their respective affiliates and third parties, including funds advised by MDLY and affiliates of the holders of Medley LLC Restricted Units, or any currency or commodity that may be involved in the transactions contemplated by the Agreements. During the two year period ended August 9, 2018, the Investment Banking Division of Goldman Sachs has not been engaged by MDLY, Sierra, MCC, Medley LLC, funds advised by MDLY, affiliates of holders of the Medley LLC Restricted Units or their respective affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs acted as financial advisor to MDLY in connection with, and participated in certain of the negotiations leading to, the transactions contemplated by the Agreements. Goldman Sachs may also in the future provide financial advisor and/or underwriting services to MDLY, Sierra, MCC, Medley LLC, Merger Sub, funds advised by MDLY, affiliates of the holders of Medley LLC Restricted Units and their respective affiliates for which the Investment Banking Division of Goldman Sachs may receive compensation.

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The MDLY Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transactions contemplated by the Agreements. Pursuant to a letter agreement, dated December 11, 2017, MDLY engaged Goldman Sachs to act as its financial advisor in connection with the transactions contemplated by the MDLY Merger Agreement. The engagement letter between MDLY and Goldman Sachs provides for a transaction fee based on the aggregate consideration paid in the transaction. Based on information available as of the date of the announcement of the MDLY Merger, the transaction fee, all of which is contingent upon consummation of the MDLY Merger, is estimated to be approximately $2.7 million. In addition, MDLY has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Financing of the Mergers

The completion of the Mergers is not conditioned on Sierra obtaining the proceeds of any financing. Sierra anticipates that the total amount of cash necessary to complete the Mergers, including the payment of the cash portion of the MDLY Class A Common Stock consideration, will be approximately $122 million. Sierra anticipates using its cash on hand as well as $50.0 million of debt financing to fund the cash portion of the purchase price of MDLY Class A Common Stock.

Unaudited Prospective Financial Information

General

Neither Sierra, MCC nor MDLY generally publishes its business plans and strategies or makes external disclosures of its anticipated financial position or results of operations as a matter of course due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates, other than, in each case, providing, from time to time, estimates of certain expected financial results and operational metrics for the current year and certain future years in their respective regular earnings press releases, SEC filings and other investor materials. The inclusion of the parties’ respective projections in this Joint Proxy Statement/Prospectus should not be regarded as an indication that any of Sierra, MCC or MDLY, or their respective affiliates, officers, directors, employees, advisors or other representatives considered the parties’ projections to be necessarily predictive of actual future events, and the parties’ respective projections should not be relied on as such.

The summaries of Sierra’s, MCC’s, MDLY’s and the Combined Company’s respective financial projections included below are provided to give Sierra Stockholders, MCC Stockholders, and MDLY Stockholders access to certain non-public information that was made available to Sierra, MCC and MDLY, and their respective boards of directors, special committees and financial advisors in connection with each party’s evaluation of the Mergers. The parties’ projections were, in general, prepared solely for internal use and are subjective in many respects and thus subject to interpretation. While presented with numerical specificity, the parties’ projections reflect numerous assumptions and estimates that the parties preparing such projections made in good faith at the time such projections were prepared with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the applicable party. These assumptions are inherently uncertain, were made as of the date the parties’ projections were prepared, may not be reflective of actual results, either since the date such projections were prepared, now or in the future, in light of changed circumstances, economic conditions, or other developments and may be beyond the control of Sierra, MCC or MDLY, as applicable. Some or all of the assumptions that have been made regarding, among other things, the timing of certain occurrences or impacts, may have changed since the date the parties’ projections were prepared.

Important factors that may affect actual results and cause the parties’ projections not to be achieved include risks and uncertainties relating to Sierra’s, MCC’s and MDLY’s businesses, including their abilities to achieve their respective strategic goals, objectives and targets over applicable periods; industry conditions; the regulatory environment; general business and economic conditions; and other factors described under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” beginning on pages 66 and 178, respectively, of this Joint Proxy Statement/Prospectus, as well as the risk factors with respect to Sierra’s, MCC’s and MDLY’s respective businesses described under “Risk Factors” beginning on pages 79, 111 and 138, respectively. In addition, the parties’ projections cover multiple future years, and such information by its nature is subject to greater uncertainty with each successive year. The parties’ projections also do not take into account any circumstances or events occurring after the date on which they were prepared, and do not give effect to the transactions contemplated by the MCC Merger Agreement or the MDLY Merger Agreement, including the Mergers, except that, as described below, the Combined Company projections reflect the completion of the Mergers. The parties’ projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the parties’ projections. Accordingly, there is no assurance that the parties’ projections will be realized or that actual results will not be significantly lower than projected.

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The parties’ projections were not prepared with in accordance with GAAP, the published guidelines of the SEC regarding projections, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Sierra’s, MCC’s nor MDLY’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the parties’ projections, nor has any of them expressed any opinion or any other form of assurance on the parties’ projections or the achievability of the results reflected in the parties’ projections, and none of them assumes any responsibility for, and each of them disclaims any association with, the parties’ projections. The reports of Sierra’s, MCC’s and MDLY’s independent registered public accounting firms included in this Joint Proxy Statement/Prospectus relate to Sierra’s, MCC’s and MDLY’s historical financial information, respectively, and no such report extends to either the parties’ projection or should be read to do so.

None of Sierra, MCC nor MDLY or their respective affiliates, officers, employees, directors, advisors or other representatives can give you any assurance that actual results will not differ from the parties’ respective projections, and none of Sierra, MCC nor MDLY or their respective affiliates, officers, employees or directors undertakes any obligation to update or otherwise revise or reconcile the parties’ projections to reflect circumstances existing after the date the parties’ respective projections were prepared or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the parties’ respective projections are not realized. Neither Sierra, MCC nor MDLY intend to publicly update or make any other revision to the parties’ projections. None of Sierra, MCC nor MDLY or any of their respective affiliates, officers, employees, directors, advisors or other representatives has made or makes any representation to any Sierra Stockholder, MCC Stockholder or MDLY Stockholder or any other person regarding Sierra’s, MCC’s and MDLY’s ultimate performance compared to the parties’ projections or that the results reflected therein will be achieved. Neither Sierra, MCC nor MDLY have made any representation to the other, in the MCC Merger Agreement or the MDLY Merger Agreement or otherwise, concerning the parties’ respective projections. For the reasons described above, readers of this Joint Proxy Statement/Prospectus are cautioned not to place undue, if any, reliance on the parties’ projections.

In connection with each of Sierra’s, MCC’s and MDLY’s evaluation of the Mergers, Management, in its capacity as the investment adviser to each of Sierra and MCC, and as the management team of MDLY, made available to the financial advisors of each of the Sierra Special Committee, the MCC Special Committee, the MDLY Special Committee and the MDLY Board, certain internal financial analyses and forecasts and unaudited prospective financial information relating to Sierra (the “Sierra Projections”), MCC (the “MCC Projections”), and MDLY (the “MDLY Projections”). Each of the Sierra Projections, MCC Projections, and MDLY Projections were provided on a stand-alone basis, assuming each would continue as an independent company. In addition, Management also provided certain internal financial analyses and forecasts relating to the Combined Company (the “Combined Company Projections”) to each of the financial advisors.

For purposes of rendering their respective fairness opinions, each of Broadhaven (financial advisor to the Sierra Special Committee), Sandler O’Neill (financial advisor to the MCC Special Committee), Barclays (financial advisor to the MDLY Special Committee) and Goldman Sachs (financial advisor to the MDLY Board) utilized the Sierra Projections, MCC Projections, MDLY Projections and the Combined Company Projections to varying degrees and as described more fully in this Joint Proxy Statement/Prospectus. For a description of the opinions that the Sierra Special Committee, MCC Special Committee, MDLY Special Committee and MDLY Board received from their respective financial advisors, see “Description of the Mergers—Opinion of Financial Advisor to the Sierra Special Committee”, “Description of the Mergers—Opinion of Financial Advisor to the MCC Special Committee”, “Description of the Mergers—Opinion of Financial Advisor to the MDLY Special Committee”, “Description of the Mergers—Opinion of Financial Advisor to the MDLY Board.”

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Each of the Sierra Projections, MCC Projections, MDLY Projections and the Combined Company Projections are set forth below.

Sierra Projections

While presented with numeric specificity, the Sierra Projections provided by Management were based on numerous variables, assumptions, and estimates that Sierra made in good faith, including, but not limited to:

●	the amount of portfolio originations and repayments;

●	the amount of leveraged utilized during the projection periods;

●	the performance of investment assets;

●	interest rates,

●	no projected realized or unrealized gains or losses during the periods presented;

●	the amount and timing of secondary public equity offerings;

●	the amount and timing of dividend payments;

●	the amount and timing of expense reductions; and

●	other general business, market and financial assumptions specific to Sierra’s business.

The following is a summary of the Sierra internal financial forecasts. The Sierra internal financial forecasts were prepared by Management based solely on the information available to Management at the time. The Sierra internal forecasts were finalized on July 21, 2018.

($ in thousands, except per share data; numbers may not foot due to rounding)

	12/31/2018	12/31/2019	12/31/2020	12/31/2021
Investment Assets	1,081,033	1,081,033	1,161,033	1,241,033
Other Assets	63,527	63,527	63,527	63,527
Total Assets	1,144,559	1,144,559	1,224,559	1,304,559
Debt Outstanding	(440,000)	(440,000)	(470,000)	(500,000)
Other Liabilities	(16,053)	(16,053)	(16,053)	(16,053)
Total Liabilities	(456,053)	(456,053)	(486,053)	(516,053)
Net Asset Value (“NAV”)	700,425	690,822	732,264	776,684

	FY 2018	FY 2019	FY 2020	FY 2021
Investment Income	102,988	110,318	115,242	121,780
Interest Expense	21,973	23,577	23,925	25,192
Operating Expenses	33,109	37,976	40,651	42,943
Net Investment Income (“NII”)	47,906	48,765	50,666	53,644
Net Realized Gain/(Loss) on Total Return Swap	5,029	4,889	4,889	4,889
Net Increase/(Decrease) in Net Assets Resulting From Operations	52,935	53,654	55,556	58,534

	FY 2018	FY 2019	FY 2020	FY 2021
Shares Outstanding	96,784,857	96,784,857	102,691,107	108,597,357
NAV per share	$7.24	$7.14	$7.13	$7.15
NII per share	0.49	0.50	0.50	0.50
Realized Gain/(Loss) on Total Return Swap per share	0.05	0.05	0.05	0.05
Dividends per share	0.64	0.64	0.64	0.64

MCC Projections

While presented with numeric specificity, the MCC Projections provided by Management were based on numerous variables, assumptions, and estimates that MCC made in good faith, including, but not limited to:

●	the amount of portfolio originations and repayments;

●	the amount of leveraged utilized during the projection periods;

●	the performance of investment assets;

●	interest rates,

●	no projected realized or unrealized gains or losses during the periods presented;

●	the amount and timing of secondary public equity offerings;

●	the amount and timing of dividend payments;

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●	the amount and timing of expense reductions; and

●	other general business, market and financial assumptions specific to MCC’s business.

The following is a summary of the MCC internal financial forecasts. The MCC internal financial forecasts were prepared by Management based solely on the information available to Management at the time. The MCC internal forecasts were finalized on July 21, 2018.

($ in thousands, except per share data; numbers may not foot due to rounding)

	6/30/2018	9/30/2018	12/31/2018	12/31/2019	12/31/2020	12/31/2021
Total Assets	788,839	767,005	767,005	767,005	767,005	767,005
Total Liabilities	(438,677)	(417,177)	(417,177)	(417,177)	(417,177)	(417,177)
Net Asset Value (“NAV”)	350,161	349,827	349,827	349,827	349,827	349,827

	Q2 2018	Q3 2018	Q4 2018	2019	2020	2021
Investment Income	13,945	15,309	16,046	69,001	68,915	67,753
Interest Expense	6,754	6,568	6,434	25,574	25,295	24,869
Operating Expenses	6,287	5,955	5,908	23,630	23,630	23,630
Net Investment Income (“NII”)	904	2,786	3,705	19,796	19,990	19,254
Net Gain/(Loss) on Investments	(27,570)	(334)	-	-	-	-
Net Increase/(Decrease) in Net Assets Resulting From Operations	(26,666)	2,452	3,705	19,796	19,990	19,254

	Q2 2018	Q3 2018	Q4 2018	2019	2020	2021
Shares Outstanding	54,474,211	54,474,211	54,474,211	54,474,211	54,474,211	54,474,211
NAV per share	$6.43	$6.42	$6.42	$6.42	$6.42	$6.42
NII per share	$0.02	$0.05	$0.07	$0.36	$0.37	$0.35
Net Gain/(Loss) on Investments per share	$(0.00)	$(0.00)	$-	$-	$-	$-
Dividends per share	$0.10	$0.05	$0.07	$0.36	$0.37	$0.35

MDLY Projections

While presented with numeric specificity, the MDLY Projections provided by Management were based on numerous variables, assumptions, and estimates that MDLY made in good faith, including, but not limited to:

●	the increase in fee earning assets under management from existing advisory clients;

●	the increase in fee earning assets under management from new advisory clients;

●	the management fee percentage charged to new advisory clients;

●	targeted compensation and benefits ratios;

●	the amount and timing of increase in general and administrative expenses;

●	other general business, market and financial assumptions specific to MDLY’s business.

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The following is a summary of the MDLY internal financial forecasts. The MDLY internal financial forecasts were prepared by Management based solely on the information available to Management at the time. The MDLY internal forecasts were finalized on July 21, 2018.

($ in thousands, except per share data; numbers may not foot due to rounding)

	2018E	2019E	2020E	2021E
Fee earning assets under management	$3,221.9	$3,773.4	$4,613.9	$5,536.8
Total revenues	$63.3	$77.3	$91.0	$105.9
Core Net Income	$12.6	$23.6	$31.5	$38.4
Core EBITDA	$26.5	$38.2	$46.8	$54.5

Calculations used in determining projections of MDLY’s Core Net Income and Core EBITDA

Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$3.4	$21.7	$31.5	$38.4
Reimbursable fund start up expenses	1.0	-	-	-
IPO date award stock-based compensation	1.7	2.2	-	-
Other non-core items	6.5	(0.3)	-	-
Core Net Income	$12.6	$23.6	$31.5	$38.4
Interest expense	10.8	10.8	10.8	10.8
Income taxes	2.2	2.8	3.6	4.4
Depreciation and amortization	0.9	0.9	0.9	0.9
Core EBITDA	$26.5	$38.2	$46.8	$54.5

Combined Company Projections

While presented with numeric specificity, the Combined Company Projections provided by Management were based on the sum of the standalone SIC, MCC and MDLY Projections described above and included certain assumptions and estimates that Management made in good faith, including, but not limited to:

●	the incremental operating expenses of the Combined Company; and

●	the incremental cost of financing need to complete the Mergers.

The following is a summary of the Combined Company internal financial forecast. The Combined Company internal financial forecast was prepared by Management based solely on the information available to Management at the time. The Combined Company internal forecast was finalized on July 27, 2018.

	2019E	2020E	2021E
Investment Income
SIC	$110.3	$115.2	$121.8
MCC	69.0	68.9	67.8
Total Investment Income	179.3	184.2	189.5

Expenses
SIC	(61.6)	(64.6)	(68.1)
MCC	(49.2)	(48.9)	(48.5)
Total Expenses	(110.8)	(113.5)	(116.6)

Net Investment Income
SIC	48.8	50.7	53.6
MCC	19.8	20.0	19.3
Total Net Investment Income	$68.6	$70.7	$72.9

(+) Dividend from Medley Management	$23.7	$29.4	$34.6
(-) Incremental Operating Expenses	(0.7)	(1.9)	(3.1)
(-) Incremental Cost of Financing	(2.2)	(2.2)	(2.2)
Total Pro Forma Net Investment Income	$89.4	$96.0	$102.2

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Management of the Combined Company

Promptly following the completion of the Mergers, the Combined Company will take the necessary actions to appoint individuals to serve as directors and executive officers of the Combined Company. Effective as of the closing of the Mergers, the following actions will occur with respect to the Combined Company Board: (1) Seth Taube will resign from his positions as a director and Chief Executive Officer of Sierra, (2) Brook Taube will be appointed as Chief Executive Officer and Chief Investment Officer of the Combined Company and Chairman of the Combined Company Board, and (3) Karin Hirtler-Garvey and John E. Mack, each of whom are currently independent directors of MCC, will become independent directors of the Combined Company. The current independent directors of Sierra, Oliver T. Kane, Valerie Lancaster-Beal, and Stephen R. Byers, will continue as directors of the Combined Company Board.

Effective as of the closing of the Mergers, the following persons will serve as the Combined Company’s executive officers or key employees in the following capacities:

Name	Position(s) Held
Brook Taube	Chief Executive Officer, Chief Investment Officer, and Chairman of the Combined Company Board
Seth Taube	Vice Chairman, Senior Executive Vice President, and Senior Managing Director
Jeff Tonkel	President
Richard T. Allorto, Jr.	Chief Financial Officer, Treasurer, Senior Executive Vice President, and Senior Managing Director
John D. Fredericks	General Counsel, Chief Compliance Officer, Secretary, Senior Executive Vice President, and Senior Managing Director
Samuel Anderson	Head of Capital Markets & Risk Management, Senior Executive Vice President, and Senior Managing Director
Christopher Taube	Head of Institutional Fundraising, Senior Executive Vice President, and Senior Managing Director

For more information regarding the management of the Combined Company, see “Information about the Combined Company — Management.”

Listing of Sierra Common Stock and Delisting of MCC Common Stock and MDLY Class A Common Stock

Sierra Common Stock is currently not listed on a securities exchange. In connection with the Mergers, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers. Upon completion of the Mergers, (1) MCC Common Stock will be delisted from the NYSE and the TASE and thereafter MCC will be deregistered under the Exchange Act and (2) MDLY Class A Common Stock will be delisted from the NYSE and thereafter MDLY will be deregistered under the Exchange Act.

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DESCRIPTION OF THE MCC MERGER AGREEMENT

Explanatory Note Regarding the MCC Merger Agreement

The following summary describes the material provisions of the MCC Merger Agreement. The descriptions of the MCC Merger Agreement in this summary and elsewhere in this Joint Proxy Statement/Prospectus are not complete and are qualified in their entirety by reference to the MCC Merger Agreement, a copy of which is attached to this Joint Proxy Statement/Prospectus as Appendix A and incorporated by reference in its entirety into this Joint Proxy Statement/Prospectus. You should read the MCC Merger Agreement carefully and in its entirety because this summary may not contain all the information about the MCC Merger Agreement that is important to you.

The representations, warranties and covenants of Sierra and MCC contained in the MCC Merger Agreement have been made solely for the benefit of the parties thereto. In addition, the representations and warranties contained in the MCC Merger Agreement (a) have been made only for purposes of the MCC Merger Agreement, (b) have been qualified by (i) matters specifically disclosed in Sierra’s and MCC’s filings with the SEC filed or furnished since December 31, 2014, and (ii) confidential disclosures made in the disclosure schedules delivered in connection with the MCC Merger Agreement, (c) are subject to applicable materiality qualifications contained in the MCC Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the MCC Merger Agreement or such other date as is specified in the MCC Merger Agreement and (e) have been included in the MCC Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the MCC Merger Agreement is included with this filing only to provide investors with information regarding the terms of the MCC Merger Agreement, and not to provide investors with any other factual information regarding MCC or Sierra or their respective businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of MCC or Sierra or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the MCC Merger Agreement, which subsequent information may or may not be fully reflected in Sierra’s or MCC’s public disclosures. The representations and warranties in the MCC Merger Agreement and the description of them in this Joint Proxy Statement/Prospectus should not be read alone but instead should be read in conjunction with the other information contained in this Joint Proxy Statement/Prospectus and the other reports, statements and filings Sierra and MCC file publicly with the SEC.

The MCC Merger

Pursuant to the MCC Merger Agreement, subject to certain conditions described therein, at the MCC Merger Closing, MCC will merge with and into Sierra, and the separate corporate existence of MCC shall cease. Sierra shall be the surviving company in the MCC Merger and shall continue its existence as a corporation under the laws of the State of Maryland. The MCC Merger will become effective at the MCC Merger Effective Time set forth in a certificate of merger (the “MCC Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”) and articles of merger (the “MCC Articles of Merger”) to be filed with the State Department of Assessments and Taxation for the State of Maryland (“SDAT”).

The MCC Board, acting upon the recommendation of the MCC Special Committee, has unanimously approved and declared advisable the MCC Merger and the MCC Merger Agreement and determined that the MCC Merger and the other transactions contemplated by the MCC Merger Agreement are advisable and in the best interests of MCC and the MCC Stockholders, and recommends that the MCC Stockholders vote “FOR” the approval of the adoption of the MCC Merger Agreement and the transactions contemplated thereby (the “MCC Board Recommendation”). The Sierra Board, including the Sierra Special Committee has determined that the MCC Merger, the MCC Merger Agreement, the issuance of the MCC Merger Shares (as defined below) and the other transactions contemplated by the MCC Merger Agreement are advisable and in the best interests of Sierra and the Sierra Stockholders, has approved the (i) the MCC Merger, (ii) the Combined Company Investment Advisory Agreement, (iii) the Sierra Charter Amendments, and (iv) any other matters required to be approved or adopted by the Sierra Stockholders in order to effect the MCC Merger, the related issuance of the MCC Merger Shares, and the other transactions contemplated by the MCC Merger Agreement (collectively, the “Sierra-MCC Matters”) and has directed that the Sierra-MCC Matters be submitted to the Sierra Stockholders for approval and adoption at the Sierra Special Meeting, together with the recommendation of the Sierra Board that the Sierra Stockholders approve and adopt the Sierra Matters (the “Sierra Board Recommendation”).

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Merger Consideration

In the MCC Merger, each share MCC Common Stock (other than the Excluded MCC Shares) will be converted into the right to receive 0.8050 shares of Sierra Common Stock; provided, however, that a holder of MCC Common Stock who would otherwise be entitled to receive a fraction of a share of Sierra Common Stock shall, with respect to such fraction of a share, instead receive an amount in cash (rounded to the nearest cent) determined by multiplying (i) the most recently determined NAV per share of Sierra Common Stock by (ii) the fraction of a share (after taking into account all shares of MCC Common Stock held by such holder at the MCC Merger Effective Time and rounded to the nearest thousandth when expressed in decimal form) that such holder would otherwise be entitled to receive. The MCC Merger Shares and such cash payable in lieu of fractional shares of Sierra Common Stock is referred to collectively as the “MCC Merger Consideration.” It is intended that the MCC Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code, and that the MCC Merger Agreement shall constitute a “plan of reorganization” for such purposes.

If, between the date of the MCC Merger Agreement and the MCC Merger Effective Time, the outstanding shares of Sierra Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change and specifically excluding sales of Sierra Common Stock, sales of Sierra equity-linked securities, and issuance of Sierra Common Stock pursuant to the Sierra Distribution Reinvestment Plan or otherwise in lieu of a portion of any cash dividend declared by Sierra, an appropriate and proportionate adjustment shall be made to the MCC Exchange Ratio.

Prior to the MCC Merger Closing Date, in the event that MCC has undistributed investment company taxable income (as defined in Section 852(b)(2) of the Code) or net capital gain (as defined in Section 1221(11) of the Code) for MCC’s short taxable year ending on the MCC Merger Closing Date, MCC shall declare a dividend (the “Final MCC Dividend”) to holders of shares of MCC Common Stock. The Final MCC Dividend, together with all previous MCC dividends with respect to MCC’s taxable year ending on the MCC Merger Closing Date, shall result in MCC distributing to the MCC Stockholders all of MCC’s undistributed investment company taxable income (as defined in Section 852(b)(2) of the Code) and all of MCC’s net capital gain (as defined in Section 1221(11) of the Code) for MCC’s taxable year ending on the MCC Merger Closing Date. If MCC determines it necessary to declare a Final MCC Dividend, it shall notify Sierra at least ten days prior to MCC Special Meeting.

Sierra Charter and Bylaws

Pursuant to the MCC Merger Agreement, the Sierra Board reviewed and approved the Sierra Charter Amendments, which Sierra Charter Amendments were acceptable to the MCC Board, including the MCC Special Committee, in order to remove terms inconsistent with, and to add terms advisable to reflect, the publicly traded nature of the Combined Company following the MCC Merger Effective Time. The Third Amended and Restated Sierra Charter and the Articles of Amendment to the Third Amended Restated Sierra Charter, which comprise the Sierra Charter Amendments, are attached to this Joint Proxy Statement/Prospectus as Appendix H and Appendix I. Sierra Stockholders are being asked to vote to adopt the Sierra Charter Amendments. See “Sierra Proposal #5: Adoption of Sierra Charter Amendments.”

The Sierra Board has also reviewed and approved an amendment and restatement of the Sierra Bylaws (the “Amended and Restated Sierra Bylaws”), which Amended and Restated Sierra Bylaws were acceptable to the MCC Board, including the MCC Special Committee, in order to remove terms inconsistent with, and to add terms advisable to reflect, the publicly traded nature of the Combined Company following the MCC Merger Effective Time. The Amended and Restated Sierra Bylaws are attached to this Joint Proxy Statement/Prospectus as Appendix J.

Officers and Directors of the Surviving Company

Under the MCC Merger Agreement, Sierra has agreed to take such actions as may be required by the Sierra Charter and Sierra Bylaws in order to appoint the individuals to serve as directors of Sierra, as the surviving company in the MCC Merger, effective as of the MCC Merger Effective Time, which individuals shall consist of the current independent directors of Sierra, one interested director of Sierra and two independent directors of MCC. The identities of the individuals so appointed are described under “Information about the Combined Company — Management.”

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In addition, the Sierra Board has appointed the individuals who will serve as the officers of Sierra, as the surviving company in the MCC Merger, following the MCC Merger Effective Time. The identities of the individuals so appointed are described under “Information about the Combined Company — Management.”

Closing of the MCC Merger

Unless extended by mutual agreement of MCC and Sierra, the MCC Merger Closing will take place at 10:00 a.m. on a date and at a place to be specified by the parties, which shall be no later than five business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions to the MCC Merger Closing (as set forth in the MCC Merger Agreement and as described in the section of this Joint Proxy Statement/Prospectus captioned “— Conditions to the MCC Merger”), other than conditions that by their terms are to be satisfied at the MCC Merger Closing and subject to the satisfaction or waiver of such conditions.

Contemporaneously with the MCC Merger Closing, Sierra shall file or cause to be filed the MCC Certificate of Merger with the Delaware Secretary, and the MCC Articles of Merger with SDAT. The MCC Merger shall become effective at the MCC Merger Effective Time set forth in the Certificate of Merger and Articles of Merger.

Delivery of MCC Merger Consideration

Prior to the MCC Merger Effective Time, Sierra shall appoint a bank or trust company, or Sierra’s transfer agent, in each case reasonably acceptable to MCC, pursuant to an agreement to act as exchange agent (the “MCC Merger Exchange Agent”) under the MCC Merger Agreement. At or prior to the MCC Merger Effective Time, Sierra shall (i) authorize the MCC Merger Exchange Agent to issue an aggregate number of shares of Sierra Common Stock equal to the aggregate number of MCC Merger Shares and (ii) deposit, or cause to be deposited with, the MCC Merger Exchange Agent sufficient cash to make the payments to holders of shares of MCC Common Stock in lieu of fractional shares of Sierra Common Stock (collectively, the “MCC Exchange Fund”). The MCC Merger Exchange Agent shall invest any cash included in the MCC Exchange Fund as directed by Sierra; provided, however, that no gain or loss thereon shall affect the amounts payable to former holders of shares of MCC Common Stock pursuant to the MCC Merger Agreement. Any interest or other income resulting from such investments shall be the sole property of Sierra.

As soon as reasonably practicable after the MCC Merger Effective Time, the MCC Merger Exchange Agent shall mail to each holder of record of a certificate(s) which immediately prior to the MCC Merger Effective Time represented outstanding shares of MCC Common Stock (other than Excluded MCC Shares) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such certificate(s) shall pass, only upon delivery of such certificate(s) (or affidavits of loss in lieu of such certificates)) to the MCC Merger Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by the MCC Merger Exchange Agent Agreement (the “MCC Letter of Transmittal”) and (ii) instructions for use in surrendering such certificate(s) in exchange for the MCC Merger Consideration and any dividends or distributions to which such holder is entitled pursuant to the MCC Merger Agreement; provided, however, any holder of book-entry shares shall not be required to deliver a certificate or an executed MCC Letter of Transmittal to the MCC Merger Exchange Agent to receive the MCC Merger Consideration that such holder is entitled to receive as a result of the MCC Merger. In lieu thereof, each holder of record of one or more book-entry shares (other than Excluded MCC Shares) shall upon receipt by the MCC Merger Exchange Agent of an “agent’s message” in customary form (it being understood that the holders of book-entry shares shall be deemed to have surrendered such shares upon receipt by the MCC Merger Exchange Agent of such “agent’s message” or such other evidence, if any, as the MCC Merger Exchange Agent may reasonably request), be entitled to receive, and Sierra shall cause the MCC Merger Exchange Agent to pay and deliver as promptly as reasonably practicable after the MCC Merger Effective Time, the MCC Merger Consideration such holder is entitled to receive as a result of the MCC Merger, and the book-entry shares so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the book-entry shares.

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Upon surrender to the MCC Merger Exchange Agent of its certificate or certificates, accompanied by a properly completed MCC Letter of Transmittal, a holder of shares of MCC Common Stock (other than Excluded MCC Shares) will be entitled to receive the MCC Merger Consideration in respect of the shares of MCC Common Stock represented by its certificate or certificates, as well as any dividends payable with respect to such shares of MCC Common Stock at the time of surrender, and any dividends with respect to shares of Sierra Common Stock to which such holder is entitled. Until so surrendered, each such certificate shall represent after the MCC Merger Effective Time, for all purposes, only the right to receive, without interest, the MCC Merger Consideration upon surrender of such certificate in accordance with, together with any dividends or distributions to which such holder is entitled pursuant to, the MCC Merger Agreement.

No dividends or other distributions declared with respect to Sierra Common Stock to stockholders of record on or after the MCC Merger Effective Time shall be paid to the holder of any unsurrendered certificate with respect to the shares of Sierra Common Stock to which the holder of such certificate is entitled upon exchange thereof in accordance with the MCC Merger Agreement, in each case unless and until the holder thereof shall surrender such certificate. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such certificate in accordance with the MCC Merger Agreement, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the MCC Merger Effective Time theretofore payable with respect to the whole shares of Sierra Common Stock represented by such certificate and not paid prior to the date of surrender, and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to whole shares of Sierra Common Stock represented by such certificate with a record date after the MCC Merger Effective Time (but before such surrender date) and with a payment date subsequent to the surrender date.

If any MCC Merger Consideration is to be issued or paid in a name other than that in which a certificate formerly representing MCC Common Stock surrendered in exchange therefor is registered, it shall be a condition to the issuance or payment of such MCC Merger Consideration that such certificate shall be properly endorsed or otherwise be in proper form for transfer, and the person requesting such payment or issuance shall pay any transfer or other similar taxes required by reason of the payment or issuance to a person other than the registered holder of the certificate or establish to the satisfaction of Sierra that the tax has been paid or is not applicable.

The MCC Merger Exchange Agent (or, subsequent to the earlier of (x) the one-year anniversary of the MCC Merger Effective Time and (y) the expiration or termination of the MCC Merger Exchange Agent Agreement, Sierra) shall be entitled to deduct and withhold from any cash in lieu of fractional shares of Sierra Common Stock otherwise payable pursuant to the MCC Merger Agreement to any holder of shares of MCC Common Stock such amounts as the MCC Merger Exchange Agent or Sierra, as the case may be, is required to deduct and withhold under the Code, or any provision of state, local or foreign tax law, with respect to the making of such payment. To the extent the amounts are so withheld by the MCC Merger Exchange Agent or Sierra, as the case may be, and timely paid over to the appropriate governmental entity, such withheld amounts shall be treated for all purposes of the MCC Merger Agreement as having been paid to the holder of shares of MCC Common Stock in respect of whom such deduction and withholding was made by the MCC Merger Exchange Agent or Sierra, as the case may be.

After the MCC Merger Effective Time, there shall be no transfers on the stock transfer books of MCC of the shares of MCC Common Stock that were issued and outstanding immediately prior to the MCC Merger Effective Time other than to settle transfers of MCC Common Stock that occurred prior to the MCC Merger Effective Time. If, after the MCC Merger Effective Time, certificates or book-entry shares representing such shares of MCC Common Stock are presented for transfer to the MCC Merger Exchange Agent, they shall be cancelled and exchanged for the MCC Merger Consideration payable and issuable in respect of such certificates or book-entry shares, together with any dividends and distributions to which such holder is entitled in accordance with the MCC Merger Agreement.

Any portion of the MCC Exchange Fund that remains unclaimed by the MCC Stockholders as of the first anniversary of the MCC Merger Effective Time may be paid to Sierra. In such event, any former MCC Stockholders who have not theretofore complied with the MCC Merger Agreement shall thereafter look only to Sierra with respect to the MCC Merger Consideration and any unpaid dividends and distributions in respect of each share of Sierra Common Stock such stockholder is entitled to, as determined pursuant to the MCC Merger Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Sierra, the surviving company, the MCC Merger Exchange Agent or any other person shall be liable to any former holder of shares of MCC Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

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In the event any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if reasonably required by Sierra or the MCC Merger Exchange Agent, the posting by such person of a bond in such amount as Sierra may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such certificate, the MCC Merger Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the MCC Merger Consideration and any unpaid dividends or distributions deliverable in respect thereof pursuant to the MCC Merger Agreement.

Representations and Warranties

The MCC Merger Agreement contains certain representations and warranties made by MCC to Sierra and Sierra to MCC including, but not limited to, representations regarding:

●	corporate organization, valid existence, good standing, qualification to do business and subsidiaries;

●	capitalization, indebtedness and equity awards;

●	corporate authority, validity of the MCC Merger Agreement and unanimous board approval of the MCC Merger;

●	absence of conflicts with or violation of, among other things, organizational documents or applicable laws;

●	third party and governmental consents and approvals;

●	reports and regulatory matters;

●	financial statements;

●	broker’s fees;

●	absence of certain changes and events;

●	legal proceedings;

●	taxes and tax returns;

●	compliance with applicable law;

●	material contracts;

●	matters relating to investments and ownership thereof;

●	property;

●	intellectual property;

●	inapplicability of state takeover laws;

●	the fairness opinion received by the MCC Special Committee and the Sierra Special Committee, as applicable;

●	information to be provided by MCC or Sierra (or their respective representatives) for inclusion in this Joint Proxy Statement/Prospectus;

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●	insurance;

●	environmental matters; and

●	knowledge regarding reorganization and approval matters.

Many of the representations and warranties contained in the MCC Merger Agreement are qualified by materiality or the “Material Adverse Effect” standard. For purposes of the MCC Merger Agreement, “Material Adverse Effect” is defined to mean, with respect to Sierra or MCC, as the case may be, any occurrence, change, event, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on (a) the financial condition, results of operations, properties, assets or business of such party and its subsidiaries taken as a whole; or (b) the ability of such party to timely consummate the transactions contemplated by the MCC Merger Agreement; provided, however, that, with respect to subsection (a) above, the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects to the extent attributable to:

(i)	changes, after the date of the MCC Merger Agreement, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which such party and its Subsidiaries operate;

(ii)	changes, after the date of the MCC Merger Agreement, in laws, rules or regulations or interpretations thereof of general applicability to companies in the industry in which such party and its Subsidiaries operate;

(iii)	actions or omissions taken with the prior written consent of the other party;

(iv)	changes, after the date of the MCC Merger Agreement, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party and its Subsidiaries operate;

(v)	conditions arising out of acts of terrorism, war, weather conditions or other force majeure events;

(vi)	the public disclosure of the MCC Merger Agreement or the transactions contemplated thereby; or

(vii)

any legal proceedings made or brought by any of the current or former stockholders of such party (on their own behalf or on behalf of the such party) arising out of or related to the MCC Merger Agreement or any of the transactions contemplated by the MCC Merger Agreement, except, with respect to clauses (i), (ii), (iv) and (v) above, to the extent that the effects of such change are disproportionately adverse to the financial condition, results of operations, properties, assets or business of such party and its subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate.

Covenants Relating to the Conduct of the Business

Under the MCC Merger Agreement, Sierra and MCC have agreed that, except as expressly contemplated by or permitted by the MCC Merger Agreement or the MDLY Merger Agreement or with the prior written consent of the other party, during the period from the date of the MCC Merger Agreement to the MCC Merger Effective Time, (a) each of Sierra and MCC shall, and shall cause each of its respective subsidiaries to, (i) conduct its business in the ordinary course in all material respects, as such business is being conducted as of the date of the MCC Merger Agreement, and (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees, and (b) each of Sierra and MCC shall, and shall cause each of its respective subsidiaries to, take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of Sierra or MCC either to obtain any necessary approvals of any self-regulatory organization or governmental entity required for the transactions contemplated by the MCC Merger Agreement or to perform its covenants and agreements under the MCC Merger Agreement or to consummate the transactions contemplated thereunder.

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In addition, MCC has agreed, except as expressly contemplated or permitted by the MCC Merger Agreement or as set forth in a schedule to the MCC Merger Agreement, without the written consent of Sierra (which may not be unreasonably withheld, conditioned or delayed), to not, and to not permit its subsidiaries to:

●	other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, make any loan or advance or capital contribution to, or investment in, any person or entity;

●	adjust, split, combine or reclassify any of its capital stock;

●	make, declare or pay any dividend, other than (i) the Final MCC Dividend, if necessary, (ii) its regular quarterly dividend consistent with past practice of no more than $0.10 per share (or in such lower amount as may be determined by MCC in the MCC Board’s discretion), and (iii) dividends paid by any of MCC’s subsidiaries to MCC or to any of its wholly owned subsidiaries;

●	make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or obligations other than in the ordinary course of business consistent with past practice or as required under Subchapter M of Chapter 1 of the Code;

●	grant any stock options or restricted shares or restricted units or restricted stock units, or grant any person or entity any right to acquire any shares of its capital stock or other ownership interests or other securities or issue or sell any additional shares of capital stock or other ownership interests or securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest;

●	sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any person or entity other than a wholly owned subsidiary or cancel, release or assign any material amount of indebtedness owed to or any claims held by MCC or any of its subsidiaries, in each case other than pursuant to contracts in force as of the date of the MCC Merger Agreement and set forth in MCC’s disclosure schedule to the MCC Merger Agreement;

●	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the MCC Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code or take any action, or knowingly fail to take any action, inconsistent with the treatment of the MCC Merger as a reorganization for U.S federal income tax purposes;

●	amend the MCC Certificate or the MCC Bylaws or the organizational documents of any subsidiary of MCC, or take any action to exempt any person or entity (other than Sierra or its subsidiaries) or any action taken by any person or entity from any applicable takeover statute or similarly restrictive provisions of its organizational documents;

●	enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any material contract (as defined in the MCC Merger Agreement) of MCC (or any contract that, if existing as of the date of the MCC Merger Agreement, would be a material contract of MCC), other than (i) any termination or renewal in accordance with the terms of any existing material contract that occurs automatically without any action (other than notice of renewal) by MCC or any of its subsidiaries, (ii) the entry into any modification or amendment of, or waiver or consent under, any material contract as required or necessitated to obtain any required approval in connection with the MCC Merger, (iii) the termination of a material contract of MCC specifically contemplated by the MCC Merger Agreement or (iv) amendments, waivers or consents to or under the existing debt documents of MCC in the ordinary course of business consistent with past practice;

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●	form any entity that would comprise a subsidiary or dissolve or liquidate any subsidiary, in each case other than a wholly owned subsidiary;

●	materially amend any income tax return or any other material tax return;

●	settle or compromise any material U.S. federal, state, local or foreign income tax liability, audit, claim or assessment;

●	enter into any material closing agreement related to taxes, except in each case unless required by tax law or necessary or appropriate to preserve the status of any subsidiary of MCC as a disregarded entity or partnership for U.S. federal income tax purposes;

●	acquire the assets, business, or properties of any non-affiliated entity, or make any loans, advances or capital contributions to, or investments in, any person or entity (other than any wholly owned subsidiary of MCC);

●	allow the lapse or termination of policies of insurance covering material assets and businesses (other than the replacement of existing policies with substantially comparable policies);

●	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the MCC Merger not being satisfied;

●	implement or adopt any change in its tax accounting or financial accounting principles, practices or methods, other than as may be required by applicable law, GAAP or regulatory guidelines;

●	take any action that would be reasonably expected to prevent, materially impede or delay beyond March 31, 2019 (the “MCC Merger Outside Date”) the consummation of the transactions contemplated by the MCC Merger Agreement; or

●	agree to take, or publicly announce an intention to take, any of the foregoing actions.

In addition, Sierra has agreed, except as expressly contemplated or permitted by the MCC Merger Agreement or as set forth in a schedule to the MCC Merger Agreement, without the written consent of MCC (which may not be unreasonably withheld, conditioned or delayed), to not, and to not permit its subsidiaries to:

●	adjust, split, combine or reclassify any of its capital stock;

●	make, declare or pay any dividend, other than (i) its regular quarterly dividend consistent with past practice, (ii) dividends paid by any of Sierra’s subsidiaries to Sierra or to any of its wholly owned subsidiaries and (iii) any dividend necessary to comply with Subchapter M of Chapter 1 of the Code;

●	make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or obligations other than in the ordinary course of business consistent with past practice or as required by the Sierra Charter or Sierra Bylaws or under Subchapter M of Chapter 1 of the Code;

●	grant any stock options or restricted shares or restricted stock units, or grant any person or entity any right to acquire any shares of its capital stock, or other ownership interests or other securities or issue or sell any additional shares of capital stock or other ownership interests or securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest, other than in the ordinary course of business consistent with past practice or as contemplated by Sierra’s SEC reports;

●	issue any additional shares of capital stock or other securities other than in the ordinary course of business consistent with past practice or as contemplated by Sierra’s SEC reports;

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●	sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any person or entity other than a wholly owned subsidiary or cancel, release or assign any material amount of indebtedness owed to or any claims held by any such person or entity, in each case other than pursuant to contracts in force at the date of the MCC Merger Agreement, except in furtherance of its investment objective as set forth in Sierra’s SEC reports;

●	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the MCC Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

●	enter into any agreement with respect to, or amend any agreements relating to, its capital stock or indebtedness;

●	except as discussed above under “— Sierra Charter and Bylaws,” amend, repeal or otherwise modify any provision of the Sierra Charter, the Sierra Bylaws, the MCC Certificate or the MCC Bylaws in a manner that would adversely affect MCC, the MCC Stockholders or the transactions contemplated by the MCC Merger Agreement;

●	enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any material contract of Sierra (as defined in the MCC Merger Agreement) or any contract that, if existing as of the date of the MCC Merger Agreement, would be a material contract of Sierra, in each case other than (i) any termination or renewal in accordance with the terms of any existing material contract of Sierra that occurs automatically without any action (other than notice of renewal) by Sierra or any of its subsidiaries, (ii) the entry into any modification or amendment of, or waiver or consent under, any material contract of Sierra as required or necessitated to obtain any required approval in connection with the MCC Merger, or (iii) the termination of a material contract specifically contemplated by the MCC Merger Agreement;

●	form any entity that would comprise a subsidiary or dissolve or liquidate any subsidiary, in each case, other than a wholly owned subsidiary;

●	materially amend any income tax return or any other material tax return;

●	settle or compromise any material U.S. federal, state, local or foreign income tax liability, audit, claim or assessment;

●	enter into any material closing agreement related to taxes, except in each case unless required by tax law or necessary or appropriate to preserve the status of any subsidiary of Sierra as a disregarded entity or partnership for U.S. federal income tax purposes;

●	take any action, or permit the taking of any action, that will result in Sierra not having in cash or cash equivalents amounts sufficient to make payment of the cash portion of the MCC Merger Consideration due at the MCC Merger Closing;

●	enter into any contract involving or relating to, or otherwise approve, any liquidation, dissolution, merger, consolidation, restructuring, recapitalization, reorganization or similar transaction;

●	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the MCC Merger not being satisfied;

●	take any action that would be reasonably expected to prevent, materially impede or delay beyond the MCC Merger Outside Date the consummation of the transactions contemplated by the MCC Merger Agreement; or

●	agree to take, or publicly announce an intention to take, any of the foregoing actions.

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Additional Covenants

MCC and Sierra have agreed to additional covenants between the execution of the MCC Merger Agreement and the MCC Merger Closing including, but limited to, the following matters:

Regulatory Matters

MCC and Sierra have agreed to, and to cause their respective subsidiaries to, cooperate with each other and use their respective commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings with any third-party or governmental entity and to take any further actions reasonably requested by the other party to obtain as promptly as practicable the approvals required under the MCC Merger Agreement and other consents required to be obtained in connection with the MCC Merger and the other transactions contemplated by the MCC Merger Agreement. Without limiting the foregoing, MCC and Sierra have agreed to the following as it relates to regulatory matters:

●	N-14 Registration Statement/Joint Proxy Statement

Each of MCC and Sierra has agreed to use its reasonable best efforts to prepare and file this N-14 Registration Statement, and have this N-14 Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and MCC and Sierra shall promptly mail or deliver the Joint Proxy Statement/Prospectus to their respective stockholders upon such effectiveness. Sierra and MCC also agreed to give notice of, convene and hold, as promptly as practicable, the Sierra Special Meeting and the MCC Special Meeting following the effectiveness of this N-14 Registration Statement. In addition, Sierra and MCC agreed to take additional steps in order to ensure the accuracy of the information contained in this N-14 Registration Statement and the related Joint Proxy Statement/Prospectus, Sierra agreed to use its reasonable best efforts to obtain all necessary state securities law or “blue sky” permits required to issue the MCC Merger Shares, and MCC agreed to use reasonable best efforts to furnish all information concerning MCC and the holders of shares of MCC Common Stock as may be reasonably requested in connection with any such action.

●	HSR Act Filing Matters

Each of Sierra and MCC have agreed to file with the FTC and the DOJ, if and to the extent required, a notification and report form relating to the MCC Merger Agreement and the transactions contemplated thereby as required by the HSR Act, and to take all other actions reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act applicable to the MCC Merger as soon as practicable.

●	SEC Exemptive Relief

MCC and Sierra agreed to submit an application for the exemptive relief from the SEC to the staff of the Division of Investment Management of the SEC (the “Staff”) and thereafter provide all such supplemental information reasonably requested by the Staff in connection therewith and to use its commercially reasonable efforts to obtain the SEC Exemptive Relief. In connection therewith, if the SEC conditions the granting of exemptive relief upon a change to the transaction structure or other matters contemplated by the MCC Merger Agreement and the MDLY Merger Agreement, each of MCC and Sierra has agreed to work together in good faith to make such changes and, if and to the extent necessary, to amend the MCC Merger Agreement to reflect such modified terms; provided, however, in no event shall either party be obligated to agree to any term that adversely changes the economic terms of the MCC Merger Agreement in any material respect or is inconsistent with the assumptions or other provisions set forth in the opinions of such party’s financial advisor.

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Access to Information; Filing of Reports

Upon reasonable notice and subject to applicable laws relating to the confidentiality of information, each of MCC and Sierra has agreed to, and has agreed to cause each of its subsidiaries to, give the other party and its respective officers, employees, accountants, counsel, advisors, agents and other representatives, reasonable access, during normal business hours during the period prior to the MCC Merger Effective Time, to its properties, books, contracts, commitments and records, and to make available, and to cause its subsidiaries to make available, to the other party a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents that such party is not permitted to disclose under applicable law) and otherwise provide the other party with such information concerning its business, properties and personnel as the other party may reasonably request. However, in no event will a party or its subsidiaries be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege or contravene any applicable law, fiduciary duty or binding confidentiality agreement entered into prior to the date of the MCC Merger Agreement. In the event the foregoing restrictions apply, the parties have agreed to make appropriate substitute disclosure arrangements. In addition, each of MCC and Sierra has agreed to file all periodic reports required to be filed by it between the date of the MCC Merger Agreement and the MCC Merger Effective Time, and each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard for the relevant party in the MCC Merger Agreement applicable to MCC SEC Reports or Sierra SEC Reports, as applicable.

MCC Special Meeting and MCC Board Recommendation

The MCC Board has approved and declared advisable the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger, and made the MCC Board Recommendation. As it relates to the MCC Board Recommendation, the MCC Merger Agreement provides that, except as discussed below, neither the MCC Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the MCC Board Recommendation, (ii) fail to publicly announce, within 15 business days after a tender offer or exchange relating to the securities of MCC shall have been commenced, a statement disclosing that the MCC Board recommends rejection of such tender offer or exchange offer, or (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any “MCC Merger Competing Proposal,” as defined below under “—Nonsolicitation of Competing Transaction Proposals” (any of the foregoing (i) through (iii) being referred to as an “MCC Adverse Recommendation Change”).

Notwithstanding the foregoing, the MCC Board may make an MCC Adverse Recommendation Change in the circumstances described below under “— Nonsolicitation of Competing Transaction Proposals.” However, unless the MCC Board has appropriately made an MCC Adverse Recommendation Change, MCC shall, through MCC Board, make the MCC Board Recommendation, and shall include such MCC Board Recommendation in this Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from the MCC Stockholders proxies in favor of MCC Stockholder approval, and (y) take all other action necessary or advisable to secure MCC Stockholder approval.

In connection with the MCC Special Meeting, the MCC Board is permitted to adjourn, delay or postpone the MCC Special Meeting in accordance with applicable law (but not beyond March 31, 2019) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the MCC Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the MCC Stockholders prior to the MCC Special Meeting, (ii) if there are insufficient shares of MCC Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the MCC Special Meeting, or (iii) to allow reasonable additional time to solicit additional proxies reasonably necessary in order to obtain MCC Stockholder approval.

Sierra Special Meeting and Sierra Board Recommendation

The Sierra Board has approved and declared to be advisable the MCC Merger Agreement and the transactions contemplated thereby, including the MCC Merger, and made the Sierra Board Recommendation. As it relates to the Sierra Board Recommendation, the Sierra Merger Agreement provides that, except as discussed below, neither the Sierra Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Sierra Board Recommendation, (ii) fail to publicly announce, within 15 business days after a tender offer or exchange relating to the securities of Sierra shall have been commenced, a statement disclosing that Sierra Board recommends rejection of such tender offer or exchange offer, or (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any “MCC Merger Competing Proposal,” as defined below under “— Nonsolicitation of Competing Transaction Proposals” (any of the foregoing (i) through (iii) being referred to as an “Sierra MCC Merger Adverse Recommendation Change”).

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Notwithstanding the foregoing, the Sierra Board may make a Sierra MCC Merger Adverse Recommendation Change in the circumstances described below under “— Nonsolicitation of Competing Transaction Proposals.” However, unless the Sierra Board has appropriately made a Sierra MCC Merger Adverse Recommendation Change, Sierra shall, through Sierra Board, make the Sierra Board Recommendation, and shall include such Sierra Board Recommendation in this Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from the Sierra Stockholders proxies in favor of Sierra Stockholder approval, and (y) take all other action necessary or advisable to secure Sierra Stockholder approval.

In connection with the Sierra Special Meeting, the Sierra Board is permitted to adjourn, delay or postpone the Sierra Special Meeting in accordance with applicable law (but not beyond March 31, 2019) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Sierra Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Sierra Stockholders prior to the Sierra Special Meeting, (ii) if there are insufficient shares of Sierra Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Sierra Special Meeting, or (iii) to allow reasonable additional time to solicit additional proxies reasonably necessary in order to obtain the Sierra Stockholder approval.

Exchange Listing

Under the MCC Merger Agreement, Sierra has agreed to (a) take all steps as may be reasonably necessary to cause the outstanding Sierra Common Stock, the MCC Merger Shares and the shares of Sierra Common Stock to be issued in the MDLY Merger to be listed for trading on the NYSE, and (b) use its commercially reasonable efforts to cause the outstanding Sierra Common Stock, the MCC Merger Shares and the shares of Sierra Common Stock to be issued in the MDLY Merger to be listed for trading on the Tel Aviv Stock Exchange.

Indemnification; Directors’ and Officers’ Insurance.

In the event of any threatened or actual claim against any individual who is now, or has been at any time prior to the date of the MCC Merger Agreement, or who becomes prior to the MCC Effective Time, a director or officer of MCC or any of its subsidiaries or who is or was serving at the request of MCC or any of its subsidiaries as a director or officer of another person (the “MCC Indemnified Parties”), based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of MCC or any of its subsidiaries prior to the MCC Merger Effective Time or (ii) the MCC Merger Agreement or any of the transactions contemplated by the MCC Merger Agreement, whether asserted or arising before or after the MCC Merger Effective Time, each of the parties has agreed to cooperate and use their commercially reasonable efforts to defend against and respond thereto. In addition, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the MCC Merger Effective Time existing on the date of the MCC Merger Agreement in favor of any MCC Indemnified Party as provided in their respective organizational documents and any existing indemnification agreements set forth in a schedule to the MCC Merger Agreement shall survive the MCC Merger as a contractual obligation of Sierra, as the surviving company in the MCC Merger set forth in a schedule to the MCC Merger Agreement, and shall continue in full force and effect in accordance with their terms for a period of six years from the MCC Merger Closing Date and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights of the MCC Indemnified Parties thereunder; provided, that such existing indemnification agreements may be amended prior to the MCC Merger Effective Time as expressly permitted by the MCC Merger Agreement if such amendments are in form reasonably acceptable to Sierra; and provided further, that the foregoing obligations do not require any amendment to the Sierra Charter (or, if the Sierra Stockholders adopt the Sierra Charter Amendments, the New Sierra Charter) or the Amended and Restated Sierra Bylaws, as the surviving company in the MCC Merger.

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In addition, for a period of six years from the MCC Merger Closing Date, Sierra, in its capacity as the surviving company in the MCC Merger, has agreed to indemnify, defend and hold harmless, and provide advancement of expenses to, each Indemnified Party against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any claim based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of MCC or any of its subsidiaries and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the MCC Merger Closing; provided, that, subject to certain exceptions in the event of conflicts of interest, the surviving company (a) shall not be liable for any amounts paid in the settlement of any claim without its prior written consent, which shall not be unreasonably withheld, and (b) shall be obligated to pay the fees and expenses of only one counsel for all MCC Indemnified Parties with respect to any single claim (each such counsel to be approved in advance by the surviving company, such consent not to be unreasonably withheld) unless the surviving company assumes the defense of such claim, in which case it shall not be liable for any fees and expenses of counsel to the MCC Indemnified Parties in respect of such claim.

MCC has agreed, at its sole cost, to cause the individuals serving as officers and directors of MCC or any of its subsidiaries immediately at or prior to the MCC Merger Effective Time to be covered for a period of six years from the MCC Merger Effective Time by the directors’ and officers’ liability insurance policy maintained by MCC through the purchase of so-called “tail” insurance with respect to acts or omissions occurring prior to the MCC Merger Effective Time that were committed by such officers and directors in their capacity as such.

The provisions of the MCC Merger Agreement relating to indemnification are intended to be for the benefit of, and may be enforced by, each MCC Indemnified Party and his or her heirs and representatives.

Advice of Changes

Each of MCC and Sierra has agreed to promptly advise the other of any change or event (i) having or reasonably likely to have an MCC Merger Material Adverse Effect on it, (ii) that it believes would or would be reasonably likely to cause or constitute a breach of any of its representations, warranties or covenants contained in the MCC Merger Agreement that would result in the conditions to the MCC Merger Closing not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under the MCC Merger Agreement.

Exemption from Liability Under Section 16(b)

Each of MCC and Sierra has agreed, prior to the MCC Merger Effective Time, to take all such steps as may be necessary or appropriate to cause any disposition of shares of MCC Common Stock or conversion of any derivative securities in respect of such shares of MCC Common Stock in connection with the consummation of the transactions contemplated by the MCC Merger Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act to the extent permitted thereunder.

Nonsolicitation of Competing Transaction Proposals

Each of MCC and Sierra has agreed to, and to use its commercially reasonable efforts to cause its representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any MCC Merger Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to an MCC Merger Competing Proposal. In addition, subject to certain exceptions discussed below, each of MCC and Sierra has agreed, until the earlier of the MCC Merger Effective Time and termination of the MCC Merger Agreement in accordance with its terms, to not, and to not permit its subsidiaries to, and to use commercially reasonable efforts to cause its representatives not to, directly or indirectly,

●	initiate, solicit, induce or knowingly encourage or facilitate any inquiry with respect to the making of any proposal or offer with respect to an MCC Merger Competing Proposal; or

●	engage in negotiations or discussions with, or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with, any third party relating to an MCC Merger Competing Proposal or any inquiry or proposal that could reasonably be expected to lead to an MCC Merger Competing Proposal.

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Notwithstanding the foregoing, each of MCC and Sierra may inform third parties of provisions of the MCC Merger Agreement that governs MCC Merger Competing Proposals and may grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to MCC or Sierra, as applicable, in order to allow such third party to submit an MCC Merger Competing Proposal, if the MCC Board or Sierra Board, as applicable, determines in good faith (after consultation with such party’s legal counsel) that a failure to take such action with respect to such standstill or similar obligation could reasonably be expected to be inconsistent with its duties under applicable law. The confidentiality agreements entered into by MDLY in connection with its exploration of strategic alternatives include customary standstill provisions pursuant to which potential bidders agreed, except as requested or consented to by MDLY, not to take certain actions regarding strategic transactions or management or control of MDLY, its subsidiaries, Sierra or MCC and, subject to an exception to permit confidential requests for waivers following the public announcement of an acquisition transaction, not to request waivers of those standstill provisions, in each case during the relevant standstill period. As of the date of this Joint Proxy Statement/Prospectus, the standstill provisions in [___] of the [___] confidentiality agreements have expired, and an additional [___] will expire prior to the scheduled date of the Special Meetings. In addition, even where standstill provisions remain in effect, all counterparties subject to such standstill provisions are permitted to confidentially seek a waiver of the standstill provisions in order to privately submit a competing proposal with respect to MDLY, its subsidiaries, Sierra and/or MCC.

In addition, if at any time prior to the date that MCC Stockholder approval is obtained (in the case of MCC) or Sierra Stockholder approval is obtained (in the case of Sierra), in the event that MCC (or its representatives on MCC’s behalf) or Sierra (or its representatives on Sierra’s behalf) receives an MCC Merger Competing Proposal from any third party,

●	MCC and its representatives or Sierra and its representatives, as applicable, may contact such third party to clarify any ambiguous terms and conditions thereof (without the MCC Board or Sierra Board, as applicable, being required to make the determination set forth in the following bullet point), and

●	subject to satisfaction of certain procedural requirements (including without limitation the requirement that such third party (if not already bound) enter into a confidentiality agreement with MCC or Sierra, as applicable, on terms no less favorable than the existing confidentiality agreement between MCC and Sierra (unless MCC or Sierra, as applicable, agrees to amend the existing confidentiality agreement to reflect such more favorable terms); provided that the confidentiality agreement with the third party need not restrict the making of competing proposals to MCC or the MCC Board or to Sierra or the Sierra Board, as applicable), MCC and the MCC Board and its representatives or Sierra and the Sierra Board and its representatives, as applicable, may engage in negotiations or substantive discussions with, or furnish any information and other access to, any third party making such MCC Merger Competing Proposal and its representatives and affiliates if the MCC Board or Sierra Board, as applicable, determines in good faith (after consultation with its outside financial advisors and legal counsel) that:

●	such MCC Merger Competing Proposal either constitutes an MCC Merger Superior Proposal (as defined below) or could reasonably be expected to lead to an MCC Merger Superior Proposal, and

●	failure to consider such MCC Merger Competing Proposal could reasonably be expected to be inconsistent with the fiduciary duties of the directors of MCC or Sierra, as applicable, under applicable law, provided that such receipt of such MCC Merger Competing Proposal did not result from any material breach by the receiving party of any of the non-solicitation provisions of the MCC Merger Agreement and certain other procedural requirements are satisfied.

In addition, until the earlier of the MCC Merger Effective Time and termination of the MCC Merger Agreement, each of MCC and Sierra has agreed, as promptly as reasonably practicable, and in any event within two business days of receipt by it or any of its representatives of any MCC Merger Competing Proposal or any inquiry that could reasonably be expected to lead to an MCC Merger Competing Proposal, to deliver to the other party a written notice setting forth: (A) the identity of the third party making such MCC Merger Competing Proposal or inquiry (to the extent not prohibited by any applicable confidentiality agreement existing prior to the date of the MCC Merger Agreement) and (B) the material terms and conditions of any such MCC Merger Competing Proposal. Thereafter, MCC and Sierra are obligated to keep the other party reasonably informed of any material amendment or modification of any such MCC Merger Competing Proposal on a prompt basis, and in any event within two business days following such material amendment or modification.

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Sierra and MCC further agreed that, except as described below:

●	the MCC Board would not effect an MCC Adverse Recommendation Change and the Sierra Board would not effect a Sierra Merger Agreement Adverse Recommendation Change (each, an “MCC Merger Adverse Recommendation Change”);

●	the MCC Board would not approve or recommend, or allow MCC to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any MCC Merger Competing Proposal (other than a confidentiality agreement in accordance with the terms of the MCC Merger Agreement), and

●	the Sierra Board would not approve or recommend, or allow Sierra to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any MCC Merger Competing Proposal (other than a confidentiality agreement in accordance with the terms of the MCC Merger Agreement).

Notwithstanding the foregoing, if at any time prior to the receipt of MCC Stockholder approval (in the case of MCC) or the Sierra Stockholder approval (in the case of Sierra), MCC or Sierra, as the case may be, has received an MCC Merger Competing Proposal that its board of directors has determined in good faith (after consultation with its outside financial advisor and legal counsel) constitutes an MCC Merger Superior Proposal, the MCC Board or Sierra Board, as applicable, may (a) make an MCC Merger Adverse Recommendation Change in connection with such MCC Merger Superior Proposal if the board of directors effecting the MCC Merger Adverse Recommendation Change determines in good faith (after consultation with its outside financial advisor and legal counsel) that failure to make an MCC Merger Adverse Recommendation Change could reasonably be expected to be inconsistent with the fiduciary duties of the MCC Board or Sierra Board, as applicable, under applicable law, and/or (b) authorize, adopt or approve such MCC Merger Superior Proposal and cause or permit MCC or Sierra, as applicable, to enter into a definitive agreement with respect to such MCC Merger Superior Proposal concurrently with the termination of the MCC Merger Agreement, but in each case only after providing notice to the other party of its intention to make an MCC Merger Adverse Recommendation Change and/or to accept an MCC Merger Superior Proposal, as applicable, and entering into good faith negotiations to eliminate the need for such MCC Merger Adverse Recommendation Change and/or to cause such MCC Merger Superior Proposal to no longer constitute an MCC Merger Superior Proposal.

An “MCC Merger Competing Proposal” is defined as any inquiry, proposal or offer made by any third party: (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of 20% or more of any class of equity securities of MCC or Sierra, as applicable, or (ii) any one or more assets or businesses of MCC or its subsidiaries or Sierra or its subsidiaries that constitute 20% or more of the revenues or assets of MCC and its subsidiaries, taken as a whole, or Sierra and its subsidiaries, taken as a whole, as applicable; or (b) any liquidation of MCC or Sierra, in each case other than the MCC Merger and the other transactions to occur at the MCC Merger Closing in accordance with the MCC Merger Agreement.

An “MCC Merger Superior Proposal” is defined as a bona fide written MCC Merger Competing Proposal (but with all references to “20%” in the definition of MCC Merger Competing Proposal being increased to “50%” to the extent relevant to the MCC Merger Competing Proposal in question) made by a third party that the MCC Board or the Sierra Board, as applicable, determines in good faith, after consultation with its outside financial advisors and legal counsel, and taking into account the terms and conditions of such proposal, the party making such proposal, all financial, legal, regulatory and other aspects of such proposal, as well as the likelihood of consummation of the MCC Merger Competing Proposal relative to the MCC Merger and such other factors as the MCC Board or Sierra Board, as applicable, considers to be appropriate, is more favorable to the MCC Stockholders or the Sierra Stockholders, as applicable, from a financial point of view than the MCC Merger and the other transactions contemplated by the MCC Merger Agreement (including any revisions to the terms of the MCC Merger Agreement committed to by Sierra or MCC, as applicable, to the other party in writing in response to such MCC Merger Competing Proposal made to Sierra or MCC, as applicable).

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Outstanding Indebtedness

Each of MCC and Sierra has agreed to use commercially reasonable efforts to take or cause to be taken all actions with respect to their respective indebtedness and the indebtedness of their respective subsidiaries that is necessary or advisable in connection with the MCC Merger, including without limitation, obtaining all necessary consents of the holders of such indebtedness, executing and delivering all documents, instruments, certificates and opinions of counsel required under the terms of such indebtedness, making all necessary filings, and taking all other actions that the respective boards of directors or officers of MCC and Sierra determine to be necessary or advisable in connection with such indebtedness, including any assumption, refinancing or consolidation of such indebtedness.

Takeover Statutes

Each of MCC and Sierra has agreed to use their respective commercially reasonable efforts (a) to take all action necessary so that no applicable takeover statute is or becomes applicable to the MCC Merger or any of the other transactions contemplated by the MCC Merger Agreement, and (b) if any such takeover statute is or becomes applicable to any of the foregoing, to take all action necessary so that the MCC Merger and the other transactions contemplated by the MCC Merger Agreement may be consummated as promptly as reasonably practicable on the terms contemplated by the MCC Merger Agreement and otherwise to eliminate or minimize the effect of such takeover statute on the MCC Merger and the other transactions contemplated by the MCC Merger Agreement.

Litigation

Each of MCC and Sierra has agreed, between the date of the MCC Merger Agreement and the MCC Merger Effective Time, to use its commercially reasonably efforts to consult with the other party on outstanding litigation, including stockholder litigation regarding the MCC Merger Agreement or the MCC Merger, provided that such other party shall have no right to participate in, or obligation to cooperate in, the defense of such litigation.

Dividend Reinvestment Plan; Stock Repurchases

Under the MCC Merger Agreement, (a) MCC agreed to terminate promptly any feature of its dividend reinvestment plan (the “MCC Dividend Reinvestment Plan”) providing for the issuance of shares by MCC of MCC Common Stock, and (b) Sierra agreed to suspend promptly any share repurchase program or offers to repurchase Sierra Common Stock.

Interaction with MDLY Merger

Sierra has agreed that, without the consent of MCC, Sierra will not agree to any waiver or amendment of the MDLY Merger Agreement to the extent such waiver or amendment would adversely affect the economic or other rights or interests of MCC and MCC Stockholders under the MCC Merger Agreement and the MDLY Merger Agreement in any material respect.

Transaction Expenses

Under the MCC Merger Agreement, all fees and expenses incurred in connection with the MCC Merger, the MCC Merger Agreement, and the transactions contemplated by the MCC Merger Agreement are to be paid by the party incurring such fees or expenses; provided, that the costs and expenses of preparing, filing, printing and mailing this Form N-14 Registration Statement and this Joint Proxy Statement/Prospectus, all other filing fees and amounts paid to the SEC in connection with the MCC Merger, and the fees of any HSR Act filing shall be borne equally by MCC and Sierra.

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Conditions to the MCC Merger

MCC and Sierra will not be obligated to complete the MCC Merger unless a number of conditions are satisfied or waived, including:

●	the receipt of MCC Stockholder approval;

●	the receipt of Sierra Stockholder approval;

●	the Form N-14 Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form N-14 Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC;

●	the outstanding shares of Sierra Common Stock, the MCC Merger Shares and the shares of Sierra Common Stock to be issued in the MDLY Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance;

●	the exemptive relief from the SEC shall have been granted and be in full force and effect as of the MCC Merger Closing Date;

●	MCC shall have obtained from the SBA such approvals as may be necessary for the debentures issued by the SBIC Subsidiary to remain outstanding in accordance with their terms following the MCC Merger Effective Time;

●	Sierra shall have made or obtained such filings and approvals as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the MCC Merger Shares;

●	no order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the MCC Merger or any of the other transactions contemplated by the MCC Merger Agreement shall be in effect;

●	any applicable waiting period (and any extension thereof) applicable to the MCC Merger under the HSR Act shall have expired or been terminated;

●	each of the conditions to the MDLY Merger Closing shall have been satisfied or appropriately waived, and the MDLY Merger shall be consummated simultaneously with the MCC Merger;

●	Sierra and MCC Advisors shall have executed and delivered the Combined Company Investment Advisory Agreement, to be effective as of the MCC Merger Effective Time, and such agreement shall have been approved by the Sierra Board and received requisite Sierra Stockholder approval each in accordance with all applicable requirements of Section 15 of the Investment Company Act;

●	MCC and MCC Advisors shall have executed a termination agreement terminating the existing investment management agreement between MCC and MCC Advisors, effective as of the MCC Merger Closing Date;

●	Sierra and SIC Advisors shall have executed a termination agreement terminating the Sierra Investment Advisory Agreement, effective as of the MCC Merger Closing Date;

●	Sierra or MCC, as the case may be, shall have obtained certain consents and approvals relating to their respective joint venture arrangements;

●	in connection with the MDLY Merger Agreement, MDLY shall have obtained written consents to the continuation, following the MDLY Merger Effective Time (as defined below), of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended as of June 30, 2018;

●	the SEC shall have confirmed in a manner reasonably acceptable to the parties that the equity of Merger Sub, as the surviving company in the MDLY Merger, will be treated as a portfolio investment of Sierra and reflected in Sierra’s consolidated financial statements at fair value for accounting purposes, and that such surviving company’s financial results will not be consolidated into the financial statements of Sierra;

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●	there shall be no pending suit, action or proceeding by any governmental entity, (i) challenging the acquisition by Sierra of any MCC Common Stock, seeking to restrain or prohibit the consummation of the MCC Merger or any other transaction contemplated by the MCC Merger Agreement or seeking to obtain from MCC or Sierra any damages that are material in relation to MCC and its subsidiaries taken as a whole, or (ii) seeking to prohibit Sierra or any of its subsidiaries from effectively controlling in any material respect the business or operations of MCC and its subsidiaries;

●	the parties shall have received the written opinion of Eversheds Sutherland (US) LLP (or such other counsel as may be reasonably satisfactory to the parties), dated as of the MCC Merger Closing Date and in form and substance reasonably satisfactory to the parties, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the MCC Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and

●	Seth Taube shall have resigned from the Sierra Board.

In addition, the obligations of Sierra to effect the MCC Merger are subject to the satisfaction or waiver of additional conditions, including:

●	the accuracy of the representations and warranties of MCC (subject to the interpretive standards set forth in the MCC Merger Agreement), and the receipt by Sierra of a certificate signed by the MCC chief executive officer or chief financial officer certifying such accuracy;

●	the performance by MCC, in all material respects, of all obligations required to be performed by MCC under the MCC Merger Agreement, and the receipt by Sierra of a certificate signed by the MCC chief executive officer or chief financial officer certifying such performance;

●	MCC shall have delivered to Sierra fully executed copies of all consents and approvals required in order to keep the amounts outstanding under MCC’s debt documents, other than with respect to MCC’s revolving loan and term loan, outstanding following the MCC Merger Effective Time and to keep the MCC debt documents, other than with respect to MCC’s revolving loan and term loan, in full force and effect in accordance with their terms as of the date of the MCC Merger Agreement without any breach or violation thereof; and

●	MCC shall have made the Final MCC Dividend, if required.

In addition, the obligations of MCC to effect the MCC Merger are subject to the satisfaction or waiver of additional conditions, including:

●	the accuracy of the representations and warranties of Sierra (subject to the interpretive standards set forth in the MCC Merger Agreement), and the receipt by MCC of a certificate signed by the Sierra chief executive officer or chief financial officer certifying such accuracy;

●	the performance by Sierra, in all material respects, of all obligations required to be performed by Sierra under the MCC Merger Agreement, and the performance by Sierra, in all respects, of its covenants and obligations relating to amendments and waivers to the MDLY Merger Agreement, and the receipt by MCC of a certificate signed by the Sierra chief executive officer or chief financial officer certifying such performance;

●	Sierra shall have terminated all share repurchase programs or offers to repurchase Sierra Common Stock;

●	Sierra shall have taken all actions, and executed all documents, reasonably required of Sierra by the MCC debt documents, other than with respect MCC’s revolving loan and term loan, in order to keep the indebtedness thereunder outstanding after the MCC Merger Effective Time and to keep the MCC debt documents in full force and effect in accordance with their terms as of the date of the MCC Merger Agreement without any breach or violation thereof;

●	Sierra shall have entered into amended and restated Sierra revolving loan documents and taken such other actions as may be required in order to assume the obligations under such MCC revolving loan documents and the MCC term loan documents and to keep such amounts outstanding as of the MCC Merger Effective Time; and

●	Sierra shall have taken all actions, and executed all documents, reasonably required of Sierra in order to keep its existing indebtedness outstanding and the related debt documents in full force and effect in accordance with their terms as of the date of the MCC Merger Agreement without any breach or violation thereof.

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Termination of the MCC Merger Agreement

The MCC Merger Agreement generally may be terminated, whether before or after the receipt of the MCC Stockholder approval or the Sierra Stockholder approval:

(a)	by the mutual written agreement of MCC and Sierra;

(b)	by either MCC or Sierra, if any governmental entity whose consent or approval is a condition to the MCC Merger Closing has denied the granting of any such consent or approval and such denial has become final and nonappealable, or any governmental entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the MCC Merger Agreement;

(c)	by either MCC or Sierra, if the MCC Merger shall not have been consummated on or prior to the MCC Merger Outside Date, unless the failure of the MCC Merger Closing to occur by such date shall be due to the failure of the party seeking to terminate the MCC Merger Agreement to perform or observe the covenants and agreements of such party set forth in the MCC Merger Agreement; provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein, and such breach has caused or resulted in the failure of the MCC Merger Closing to occur by or prior to the MCC Merger Outside Date;

(d)	by either Sierra or MCC, at any time prior to the MCC Merger Effective Time, in the event that (i) MCC or Sierra, as the case may be, shall have failed to obtain the MCC Stockholder approval or the Sierra Stockholder approval, as applicable, at the MCC Special Meeting or the Sierra Special Meeting, respectively, at which a vote is taken on the MCC Merger, or (ii) the MDLY Merger Agreement shall have been terminated;

(e)	by either MCC or Sierra (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the MCC Merger Agreement), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in the MCC Merger Agreement on the part of MCC, in the case of a termination by Sierra, or Sierra, in the case of a termination by MCC, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the MCC Merger Closing Date, the failure of certain closing conditions set forth in the MCC Merger Agreement, as the case may be, and which is not cured within 30 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period;

(f)	by Sierra, (i) within 10 business days after the MCC Board shall have effected an MCC Adverse Recommendation Change prior to receipt of MCC Stockholder approval, (ii) in the event MCC Board shall have approved or authorized MCC or any of its subsidiaries to enter into a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to an MCC Merger Competing Proposal or (iii) MCC fails to include the MCC Board Recommendation in this Joint Proxy Statement/Prospectus; and

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(g)	by MCC, in the event that (i) (A) MCC shall have received an MCC Merger Superior Proposal, (B) subject to MCC’s compliance with the MCC Merger Agreement as it relates to negotiating in good faith with Sierra regarding the potential amendment of the MCC Merger Agreement, MCC Board or any authorized committee thereof shall have authorized MCC to enter into a definitive agreement to consummate the transaction contemplated by such MCC Merger Superior Proposal, and (C) concurrently with the termination of the MCC Merger Agreement, MCC pays Sierra the MCC Merger Termination Fee (as described below) and enters into the definitive agreement to consummate the transaction contemplated by such MCC Merger Superior Proposal; or (ii) the MCC Board or any authorized committee thereof shall have effected an MCC Adverse Recommendation Change in accordance with the applicable provisions of the MCC Merger Agreement;

(h)	by MCC, (i) within 10 business days after the Sierra Board shall have effected a Sierra MCC Merger Adverse Recommendation Change prior to receipt of Sierra Stockholder approval, (ii) in the event the Sierra Board shall have approved, or authorized Sierra or any of its subsidiaries to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to an MCC Merger Competing Proposal or (iii) Sierra fails to include the Sierra Board Recommendation in this Joint Proxy Statement/Prospectus; and

(i)	by Sierra, in the event that: (i) (A) Sierra shall have received an MCC Merger Superior Proposal, (B) subject to Sierra’s compliance with its obligations under the MCC Merger Agreement as it relates to negotiating in good faith with MCC regarding the potential amendment of the MCC Merger Agreement, the Sierra Board or any authorized committee thereof shall have authorized Sierra to enter into a definitive agreement to consummate the transaction contemplated by such MCC Merger Superior Proposal, and (C) concurrently with the termination of the MCC Merger Agreement, Sierra pays MCC the Termination Fee and enters into the definitive agreement to consummate the transaction contemplated by such MCC Merger Superior Proposal; or (ii) the Sierra Board or any authorized committee thereof shall have effected a Sierra MCC Merger Adverse Recommendation Change in accordance with the applicable provisions of the MCC Merger Agreement.

Termination Fees

MCC will pay Sierra the MCC Merger Termination Fee in an amount equal to $6,000,000 in the event the MCC Merger Agreement is terminated by Sierra in accordance with paragraph (f) under “Termination of the MCC Merger Agreement” above or by MCC in accordance with paragraph (g) thereunder, provided in either case that Sierra was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination.

Sierra will pay MCC an amount equal to the MCC Merger Termination Fee in the event the MCC Merger Agreement is terminated by MCC in accordance with paragraph (h) under “Termination of the MCC Merger Agreement” above or by Sierra in accordance with paragraph (i) thereunder, provided in either case that MCC was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination.

The MCC Merger Termination Fee, if applicable, shall be payable (a) no later than two business days after the date on which the MCC Merger Agreement is terminated by Sierra pursuant to paragraph (f) under “Termination of the MCC Merger Agreement” above or by MCC pursuant to paragraph (h) thereunder, and (b) immediately prior to the time of termination of the MCC Merger Agreement by MCC pursuant to paragraph (g) under “Termination of the MCC Merger Agreement” above or by Sierra pursuant to paragraph (i) thereunder. The MCC Merger Agreement provides that in no event shall any party be required to pay the MCC Merger Termination Fee on more than one occasion.

Effect of Termination

Following termination of the MCC Merger Agreement, none of MCC, Sierra, any of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under the MCC Merger Agreement, or in connection with the MCC Merger, except that (a) provisions regarding confidentiality, effect of termination, fees and expenses, including the MCC Merger Termination Fee, and the provisions of Article X (General Provisions) of the MCC Merger Agreement shall survive termination of the MCC Merger Agreement, and (b) except as otherwise provided in the MCC Merger Agreement, neither MCC nor Sierra shall be relieved or released from any liabilities or damages arising out of its fraud or knowing and intentional breach of any provision of the MCC Merger Agreement.

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Remedies; Specific Performance

Except as otherwise provided in the MCC Merger Agreement, any and all remedies expressly conferred upon a party pursuant to the MCC Merger Agreement will be deemed cumulative with and not exclusive of any other remedy conferred by the MCC Merger Agreement, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

The parties further agreed that irreparable damage would occur in the event that any provision of the MCC Merger Agreement to be performed by either party was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties acknowledged and agreed that in the event of any breach or threatened breach by either party of any of its respective covenants or obligations set forth in the MCC Merger Agreement, the non-breaching party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of the MCC Merger Agreement and to specifically enforce the terms and provisions of the MCC Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under the MCC Merger Agreement. Each party agreed not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of the MCC Merger Agreement by such party, and to specifically enforce the terms and provisions of the MCC Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under the MCC Merger Agreement. The parties further agreed that (i) by seeking the remedies provided for in the MCC Merger Agreement, neither party shall in any respect waive its right to seek any other form of relief that may be available to a party under the MCC Merger Agreement (including monetary damages) in the event that the MCC Merger Agreement has been terminated or in the event that the remedies provided for in the MCC Merger Agreement are not available or otherwise are not granted, and (ii) nothing set forth in the provision of the MCC Merger Agreement governing equitable remedies shall require either party to institute any proceeding for (or limit such party’s right to institute any proceeding for) specific performance or as a condition to exercising any termination right under the MCC Merger Agreement (and pursuing damages after such termination), nor shall the commencement of any legal proceeding restrict or limit such party’s right to terminate the MCC Merger Agreement or pursue any other remedies under the MCC Merger Agreement that may be available then or thereafter.

Notwithstanding anything to the contrary contained in the MCC Merger Agreement, the parties expressly acknowledged and agreed that the right to receive the MCC Merger Termination Fee in the circumstances in which the MCC Merger Termination Fee is payable shall be the sole remedy with respect to termination of the MCC Merger Agreement in those circumstances, and to the extent Sierra or MCC is entitled to receive the MCC Merger Termination Fee, the receipt of such amounts shall be deemed to be full and final payment for any and all losses or damages suffered or incurred by Sierra or MCC, as applicable, or any of their respective affiliates or any other person in connection with the MCC Merger Agreement (and the termination thereof), the transactions contemplated thereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of Sierra nor any of its affiliates, or MCC or any of its affiliates, as applicable, or any other person shall be entitled to bring or maintain any other claim against MCC or Sierra, as applicable, or any of their affiliates arising out of the MCC Merger Agreement, any of the transactions contemplated by the MCC Merger Agreement or any matters forming the basis for such termination.

Amendment and Waiver

The MCC Merger Agreement may be amended by the parties, by action taken or authorized by the MCC Board and Sierra Board, at any time before or after receipt of MCC Stockholder approval or Sierra Stockholder approval; provided, however, that after receipt of MCC Stockholder approval or Sierra Stockholder approval, there may not be, without further approval of such stockholders, any amendment of the MCC Merger Agreement that requires further approval of the MCC Stockholders or Sierra Stockholders under applicable law. The MCC Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Governing Law; Jurisdiction

The MCC Merger Agreement is governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. Under the MCC Merger Agreement, each of MCC and Sierra irrevocably and unconditionally submitted, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, any Federal court of the United States of America sitting in the State of Delaware, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “Delaware Courts”), in any action or proceeding arising out of or relating to the MCC Merger Agreement or the agreements delivered in connection therewith or the transactions contemplated by the MCC Merger Agreement or such other agreements or for recognition or enforcement of any judgment relating thereto, and each of the parties irrevocably and unconditionally (i) agreed not to commence any such action or proceeding except in the applicable Delaware Court, (ii) agreed that any claim in respect of any such action or proceeding may be heard and determined in the applicable Delaware Court, (iii) waived, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable Delaware Court, and (iv) waived, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable Delaware Court. Each of the parties further agreed that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law, and irrevocably consented to service of process in the manner provided for by applicable law.

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DESCRIPTION OF THE MDLY MERGER AGREEMENT

Explanatory Note Regarding the MDLY Merger Agreement

The following summary describes the material provisions of the MDLY Merger Agreement. The descriptions of the MDLY Merger Agreement in this summary and elsewhere in this Joint Proxy Statement/Prospectus are not complete and are qualified in their entirety by reference to the MDLY Merger Agreement, a copy of which is attached to this Joint Proxy Statement/Prospectus as Appendix B and incorporated by reference in its entirety into this Joint Proxy Statement/Prospectus. You should read the MDLY Merger Agreement carefully and in its entirety because this summary may not contain all the information about the MDLY Merger Agreement that is important to you.

The representations, warranties and covenants of Sierra and MDLY contained in the MDLY Merger Agreement have been made solely for the benefit of the parties thereto. In addition, the representations and warranties contained in the MDLY Merger Agreement (a) have been made only for purposes of the MDLY Merger Agreement, (b) have been qualified by (i) matters specifically disclosed in Sierra’s and MDLY’s filings with the SEC filed or furnished since December 31, 2014, and (ii) confidential disclosures made in the disclosure schedules delivered in connection with the MDLY Merger Agreement, (c) are subject to applicable materiality qualifications contained in the MDLY Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the MDLY Merger Agreement or such other date as is specified in the MDLY Merger Agreement, and (e) have been included in the MDLY Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the MDLY Merger Agreement is included with this filing only to provide investors with information regarding the terms of the MDLY Merger Agreement, and not to provide investors with any other factual information regarding MDLY or Sierra or their respective businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of MDLY or Sierra or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the MDLY Merger Agreement, which subsequent information may or may not be fully reflected in Sierra’s or MDLY’s public disclosures. The representations and warranties in the MDLY Merger Agreement and the description of them in this Joint Proxy Statement/Prospectus should not be read alone but instead should be read in conjunction with the other information contained in this Joint Proxy Statement/Prospectus and the other reports, statements and filings Sierra and MDLY file publicly with the SEC.

The MDLY Merger

Pursuant to the MDLY Merger Agreement, subject to certain conditions described therein, at the MDLY Merger Closing, MDLY will merge with and into Merger Sub, and the separate corporate existence of MDLY shall cease. Merger Sub shall be the surviving company in the MDLY Merger and shall continue its existence as a corporation under the laws of the State of Delaware and a wholly owned subsidiary of Sierra. The MDLY Merger will become effective at the MDLY Merger Effective Time set forth in a certificate of merger (the “MDLY Certificate of Merger”) to be filed with the Delaware Secretary.

The MDLY Board, acting upon the recommendation of a the MDLY Special Committee, has unanimously (a) determined that the MDLY Merger Agreement and the transactions contemplated thereby, including without limitation the MDLY Merger, are advisable and fair to, and in the best interests of, MDLY and the MDLY Stockholders, (b) approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, including without limitation the MDLY Merger, (c) resolved to submit the MDLY Merger Agreement to the MDLY Stockholders for its adoption, and (d) recommended that the MDLY Stockholders approve the adoption of the MDLY Merger Agreement (the “MDLY Board Recommendation”).

The Merger Sub Board has (a) determined that the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger, are advisable and fair to, and in the best interests of, Merger Sub and its sole stockholder, (b) approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger, (c) resolved to submit the MDLY Merger Agreement to the sole stockholder of Merger Sub for its adoption, and (d) recommended that the sole stockholder of Merger Sub approve the adoption of the MDLY Merger Agreement. Sierra, in its capacity as the sole stockholder of Merger Sub, has approved the adoption of the MDLY Merger Agreement.

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The Sierra Board, acting upon the recommendation of the Sierra Special Committee, unanimously (a) determined that the MDLY Merger, the MDLY Merger Agreement, the issuance of the MDLY Merger Shares and the other transactions contemplated by the MDLY Merger Agreement are advisable to and in the best interests of Sierra and Sierra Stockholders, (b) approved the MDLY Merger, the Sierra Charter Amendments, and any other matters required to be approved or adopted by the Sierra Stockholders in order to effect the MDLY Merger, the related issuance of the MDLY Merger Shares, and the other transactions contemplated by the MDLY Merger Agreement (collectively, the “SIC-MDLY Matters”) and (c) directed that the SIC-MDLY Matters be submitted to the Sierra Stockholders for approval and adoption at the Sierra Special Meeting, together with the recommendation of the Sierra Board that the stockholders approve and adopt the SIC Matters (the “Sierra Board Recommendation”).

Merger Consideration

In the MDLY Merger, each share of MDLY Class A Common Stock, issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares (as defined and discussed below) and shares of MDLY Class A Common Stock held by MDLY, Sierra or their respective wholly owned subsidiaries (“Excluded MDLY Shares”)), will be converted into the right to receive (i) 0.3836 shares of Sierra Common Stock; provided that cash will be paid in lieu of fractional shares of Sierra Common Stock; plus (ii) cash in an amount equal to $3.44 per share; plus (iii) the First Dividend Shortfall Amount (as defined and discussed below), if any and if applicable; plus (iv) the Second Dividend Shortfall Amount (as defined and discussed below), if any and if applicable.

Under the MDLY Merger Agreement, (a) MDLY shall cause Medley LLC to declare a dividend to all Medley LLC Unitholders, including MDLY, in an amount equal to the lesser of (i) $0.35 per Medley LLC Unit, and (ii) the maximum dividend per Medley LLC Unit that Medley LLC may make based on its available cash at the time of such declaration of such dividend, and (b) the MDLY Board shall declare a dividend to all holders of shares of MDLY Class A Common Stock in an amount per share equal to the lesser of (i) $0.35 per share of MDLY Class A Common Stock, and (ii) the maximum dividend per share of MDLY Class A Common Stock that MDLY may make based on its available cash at the time of declaration of such dividend (collectively, the “First Special Dividend”) with the amounts payable in respect of each Medley LLC Unit and each share of MDLY Class A Common Stock in all events being equal, and (c) the MDLY Board will declare prior to the MDLY Merger Effective Time, and pay after the MDLY Merger Effective Time, a dividend (the “Second Special Dividend”) in an amount equal to the lesser of (i) $0.30 per share of MDLY Class A Common Stock and (ii) the maximum dividend per share of MDLY Class A Common Stock that MDLY may make based on its available cash at the time of declaration of such dividend.

The record date for determining the Medley LLC Unitholders or shares of MDLY Class A Common Stock entitled to payment of the First Special Dividend shall be the close of business on the second business day immediately preceding the MDLY Merger Closing Date and the First Special Dividend shall be paid (either by Medley LLC or MDLY, but without duplication as to the recipients thereof) on the business day immediately prior to the MDLY Merger Closing Date. Holders of outstanding MDLY RSUs will receive Dividend Equivalent Rights with respect to the First Special Dividend in accordance with the terms of the MDLY Incentive Plan and the related restricted stock unit award agreements. The record date for determining the holders of shares of MDLY Class A Common Stock entitled to payment of the Second Special Dividend shall be the close of business on the business day immediately preceding the MDLY Merger Closing Date and the Second Special Dividend shall be payable on the business day immediately following the MDLY Merger Closing Date.

In the event the First Special Dividend is less than $0.35 per share, the Medley LLC Unitholders and MDLY Class A Common Stock issued and outstanding on the record date for the First Special Dividend and certain MDLY RSUs issued and outstanding on the payment date for the First Special Dividend (and, in each case, who hold MDLY Class A Common Stock issued and outstanding immediately preceding the MDLY Merger Effective Time) shall, as part of the consideration to be paid in the MDLY Merger, be entitled to a cash payment in an amount equal to the difference between $0.35 per share and the actual per share amount of the First Special Dividend (the “First Dividend Shortfall Amount”). In the event the Second Special Dividend is less than $0.30 per share, the holders of MDLY Class A Common Stock issued and outstanding on the record date for the Second Special Dividend (and who hold MDLY Class A Common Stock immediately preceding the MDLY Merger Effective Time) shall, as part of the consideration to be paid in the MDLY Merger, be entitled to a cash payment in an amount equal to the difference between $0.30 per share and the actual per share amount of the Second Special Dividend (the “Second Dividend Shortfall Amount”). The shares of Sierra Common Stock to be issued in the MDLY Merger, together with the cash to be paid in lieu of fractional shares, the cash payment per share of MDLY Class A Common Stock, the First Dividend Shortfall Amount (if any) and the Second Dividend Shortfall Amount (if any) are referred to collectively as the “MDLY Merger Consideration.”

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The net effect of the provisions in the MDLY Merger Agreement and related agreements relating to the First Special Dividend and the Second Special Dividend is that holders of MDLY Class A Common Stock (as of the applicable record dates and with respect to such shares issued and outstanding as of immediately prior to the MDLY Merger Effective Time) will receive $0.65 per share in cash dividends (or additional merger consideration) and the Medley LLC Unitholders, Medley Restricted Units and MDLY RSUs will receive $0.35 per share (or equivalent) in cash dividends, Dividend Equivalent Rights, or additional merger consideration.

Also in the MDLY Merger, each share of MDLY Class B Common Stock, other than Dissenting Shares, issued and outstanding immediately prior to the MDLY Merger Effective Time shall be cancelled and shall cease to exist and no MDLY Merger Consideration or other amounts or consideration shall be delivered in exchange therefor.

The MDLY Merger Agreement provides that MDLY will take (and will cause Medley LLC to take) all steps necessary to cause all Medley LLC Units held by members of Medley LLC, other than MDLY, issued and outstanding immediately prior to the MDLY Merger Effective Time to be converted into shares of MDLY Class A Common Stock as of immediately prior to the MDLY Merger Effective Time, pursuant to the Exchange Agreement. In addition, each Medley LLC Restricted Unit outstanding and not previously forfeited shall become fully vested, all restrictions with respect to such Medley LLC Restricted Units shall lapse and the resulting Medley LLC Units shall be exchanged for MDLY Class A Common Stock in accordance with the Exchange Agreement immediately prior to the MDLY Merger Effective Time. All MDLY Class A Common Stock resulting from the exchange of Medley LLC Units (other than Medley LLC Units that immediately prior to the MDLY Merger Effective Time represented Medley LLC Restricted Units) shall participate in the MDLY Merger on the same terms applicable to all other shares of MDLY Class A Common Stock, other than the right to receive the Second Special Dividend or the Second Dividend Shortfall Amount.  All MDLY Class A Common Stock resulting from the exchange of Medley LLC Units that immediately prior to the MDLY Merger Effective Time represented Medley LLC Restricted Units shall participate in the MDLY Merger on the same terms applicable to all other shares of MDLY Class A Common Stock, other than the right to receive the Second Special Dividend or the Second Dividend Shortfall Amount.

Also as of the MDLY Merger Effective Time, each MDLY RSU outstanding and not previously forfeited under the MDLY Incentive Plan, other than MDLY RSUs held by non-management directors of MDLY, shall be converted into 0.8532 restricted stock units under the Sierra Incentive Plan (“Sierra RSUs”). Each Sierra RSU (or portion thereof) into which a MDLY RSU will be converted shall have identical terms as it relates to vesting and forfeiture. In addition, as of immediately prior to the MDLY Merger Effective Time, the restrictions on each MDLY RSU outstanding and not previously forfeited under the MDLY Incentive Plan held by non-management directors of MDLY shall lapse and the relevant MDLY RSU will be converted into a share of MDLY Class A Common Stock that shall participate in the MDLY Merger on the same basis as the other individual holders of shares of MDLY Class A Common Stock other than the right to receive the Second Special Dividend or the Second Dividend Shortfall Amount.

Appraisal Rights

The MDLY Merger Agreement provides that Dissenting Shares shall not be converted into or represent the right to receive the MDLY Merger Consideration in accordance with the MDLY Merger Agreement, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares (and at the MDLY Merger Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost such holder’s right to appraisal under the DGCL. If any Dissenting Shares shall lose their status as such (by the holder thereof effectively withdrawing, failing to perfect, or otherwise losing such holder’s appraisal rights under the DGCL with respect to such shares), then, as of the later of the MDLY Merger Effective Time or the date of loss of such status, such shares shall thereupon be deemed to have been converted as of the MDLY Merger Effective Time into the right to receive the applicable MDLY Merger Consideration in accordance with the MDLY Merger Agreement, without interest, and shall not thereafter be deemed to be Dissenting Shares.

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Under the MDLY Merger Agreement, “Dissenting Shares” are defined as shares of MDLY Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time that are held by a holder who has not voted in favor of the MDLY Merger or consented thereto in writing and properly demands appraisal rights of such shares pursuant to, and who is complying in all respects with, the provisions of Section 262 of the DGCL (until such time as such holder effectively withdraws, fails to perfect or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares, at which time such shares shall cease to be Dissenting Shares).

The MDLY Merger Agreement provides that MDLY shall give Sierra notice of any MDLY Stockholder who has not voted in favor of the MDLY Merger or consented thereto in writing and has properly demanded appraisal rights pursuant to, and who is complying in all respects with, the provisions of Section 262 of the DGCL and Sierra has the right to participate in all negotiations and proceedings with respect to any such demands. MDLY has agreed that it will not, except with the prior written consent of Sierra, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. Sierra has agreed that it will contribute or cause to be contributed to the Combined Company funds sufficient from time to time to make all payments with respect to the Dissenting Shares.

Sierra Charter and Bylaws

Pursuant to the MDLY Merger Agreement, the Sierra Board reviewed and approved the Sierra Charter Amendments, which Sierra Charter Amendments were reasonably acceptable to the MDLY Board, including the MDLY Special Committee, in order to remove terms inconsistent with, and to add terms advisable to reflect, the publicly traded nature of the Combined Company following the MDLY Merger Closing. The Third Amended and Restated Sierra Charter and the Articles of Amendment to the Third Amended Restated Sierra Charter, which comprise the Sierra Charter Amendments, are attached to this Joint Proxy Statement/Prospectus as Appendix H and Appendix I. Sierra Stockholders are being asked to vote to adopt the Sierra Charter Amendments. See “Sierra Proposal #5: Adoption of Sierra Charter Amendments.”

The Sierra Board has also reviewed and approved the Amended and Restated Sierra Bylaws, which Amended and Restated Sierra Bylaws were reasonably acceptable to the MDLY Board, including the MDLY Special Committee, in order to remove terms inconsistent with, and to add terms advisable to reflect, the publicly traded nature of the Combined Company following the MDLY Merger Closing. The Amended and Restated Sierra Bylaws are attached to this Joint Proxy Statement/Prospectus as Appendix J.

Officers and Directors of the Surviving Company

Under the MDLY Merger Agreement, the officers and directors of Merger Sub immediately prior to the MDLY Merger Effective Time shall be the officers and directors of Merger Sub, as the surviving company in the MDLY Merger, from and after the MDLY Merger Effective Time until their respective successors shall have been duly elected and qualified or until their respective earlier death, resignation or removal in accordance with Merger Sub Certificate and applicable law.

The identities of the individuals who will serve as the officers and directors of Sierra following the MDLY Merger Effective Time are described under “Information about the Combined Company — Management.”

Closing of the MDLY Merger

Unless extended by mutual agreement of MDLY and Sierra, the MDLY Merger Closing will take place at 10:00 a.m. on a date and at a place to be specified by the parties, which shall be no later than five business days following the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions to the MDLY Merger Closing (as set forth in the MDLY Merger Agreement and as described in the section of this Joint Proxy Statement/Prospectus captioned “The MDLY Merger Agreement — Conditions to the MDLY Merger”), other than conditions that by their terms are to be satisfied at the MDLY Merger Closing and subject to the satisfaction or waiver of such conditions.

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Contemporaneously with the MDLY Merger Closing, Sierra shall file or cause to be filed the MDLY Certificate of Merger with the Delaware Secretary. The MDLY Merger shall become effective at the MDLY Merger Effective Time set forth in the Certificate of Merger.

Delivery of MDLY Merger Consideration

Prior to the MDLY Merger Effective Time, Sierra shall appoint a bank or trust company, or Sierra’s transfer agent, in each case reasonably acceptable to MDLY, pursuant to an agreement to act as exchange agent (the “MDLY Merger Exchange Agent”) under the MDLY Merger Agreement. At or prior to the MDLY Merger Effective Time, Sierra shall (i) authorize the MDLY Merger Exchange Agent to issue an aggregate number of shares of Sierra Common Stock equal to the aggregate number of MDLY Merger Shares and (ii) deposit, or cause to be deposited with, the MDLY Merger Exchange Agent sufficient cash to pay the MDLY Merger Cash Consideration, the First Dividend Shortfall Amount (if any), the Second Dividend Shortfall Amount (if any), and the payments to holders of shares of MDLY Class A Common Stock in lieu of fractional shares of Sierra Common Stock (collectively, the “MDLY Exchange Fund”). The MDLY Merger Exchange Agent shall invest any cash included in the MDLY Exchange Fund as directed by Sierra; provided, however, that no gain or loss thereon shall affect the amounts payable to former holders of shares of MDLY Class A Common Stock pursuant to the MDLY Merger Agreement. Any interest or other income resulting from such investments shall be the sole property of Sierra.

As soon as reasonably practicable after the MDLY Merger Effective Time, the MDLY Merger Exchange Agent shall mail to each holder of record of a certificate(s) which immediately prior to the MDLY Merger Effective Time represented outstanding shares of MDLY Class A Common Stock (other than Excluded MDLY Shares) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such certificate(s) shall pass, only upon delivery of such certificate(s) (or affidavits of loss in lieu of such certificates)) to the MDLY Merger Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by the MDLY Merger Exchange Agent Agreement (the “MDLY Letter of Transmittal”) and (ii) instructions for use in surrendering such certificate(s) in exchange for the MDLY Merger Consideration and any dividends or distributions to which such holder is entitled pursuant to the MDLY Merger Agreement; provided, however, any holder of book-entry shares shall not be required to deliver a certificate or an executed MDLY Letter of Transmittal to the MDLY Merger Exchange Agent to receive the MDLY Merger Consideration that such holder is entitled to receive as a result of the MDLY Merger. In lieu thereof, each holder of record of one or more book-entry shares (other than Excluded MDLY Shares) shall upon receipt by the MDLY Merger Exchange Agent of an “agent’s message” in customary form (it being understood that the holders of book-entry shares shall be deemed to have surrendered such shares upon receipt by the MDLY Merger Exchange Agent of such “agent’s message” or such other evidence, if any, as the MDLY Merger Exchange Agent may reasonably request), be entitled to receive, and Sierra shall cause the MDLY Merger Exchange Agent to pay and deliver as promptly as reasonably practicable after the MDLY Merger Effective Time, the MDLY Merger Consideration such holder is entitled to receive as a result of the MDLY Merger, and the book-entry shares so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the book-entry shares.

Upon surrender to the MDLY Merger Exchange Agent of its certificate or certificates, accompanied by a properly completed MDLY Letter of Transmittal, a holder of shares of MDLY Class A Common Stock (other than Excluded MDLY Shares) will be entitled to receive the MDLY Merger Consideration in respect of the shares of MDLY Class A Common Stock represented by its certificate or certificates, as well as any dividends payable with respect to such shares of MDLY Class A Common Stock at the time of surrender, and any dividends with respect to shares of Sierra Common Stock to which such holder is entitled. Until so surrendered, each such certificate shall represent after the MDLY Merger Effective Time, for all purposes, only the right to receive, without interest, the MDLY Merger Consideration upon surrender of such certificate in accordance with, together with any dividends or distributions to which such holder is entitled pursuant to, the MDLY Merger Agreement.

No dividends or other distributions declared with respect to Sierra Common Stock to stockholders of record on or after the MDLY Merger Effective Time shall be paid to the holder of any unsurrendered certificate with respect to the shares of Sierra Common Stock to which the holder of such certificate is entitled upon exchange thereof in accordance with the MDLY Merger Agreement, in each case unless and until the holder thereof shall surrender such certificate. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such certificate in accordance with the MDLY Merger Agreement, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the MDLY Merger Effective Time theretofore payable with respect to the whole shares of Sierra Common Stock represented by such certificate and not paid prior to the date of surrender, and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to whole shares of Sierra Common Stock represented by such certificate with a record date after the MDLY Merger Effective Time (but before such surrender date) and with a payment date subsequent to the surrender date.

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If any MDLY Merger Consideration is to be issued or paid in a name other than that in which a certificate formerly representing MDLY Class A Common Stock surrendered in exchange therefor is registered, it shall be a condition to the issuance or payment of such MDLY Merger Consideration that such certificate shall be properly endorsed or otherwise be in proper form for transfer, and the person requesting such payment or issuance shall pay any transfer or other similar taxes required by reason of the payment or issuance to a person other than the registered holder of the certificate or establish to the satisfaction of Sierra that the tax has been paid or is not applicable.

The MDLY Merger Exchange Agent (or, subsequent to the earlier of (x) the one-year anniversary of the MDLY Merger Effective Time and (y) the expiration or termination of the MDLY Merger Exchange Agent Agreement, Sierra) shall be entitled to deduct and withhold from any MDLY Merger Consideration otherwise payable pursuant to the MDLY Merger Agreement to any holder of shares of MDLY Class A Common Stock such amounts as the MDLY Merger Exchange Agent or Sierra, as the case may be, is required to deduct and withhold under the Code, or any provision of state, local or foreign Tax law, with respect to the making of such payment. To the extent the amounts are so withheld by the MDLY Merger Exchange Agent or Sierra, as the case may be, and timely paid over to the appropriate governmental entity, such withheld amounts shall be treated for all purposes of the MDLY Merger Agreement as having been paid to the holder of shares of MDLY Class A Common Stock in respect of whom such deduction and withholding was made by the MDLY Merger Exchange Agent or Sierra, as the case may be.

After the MDLY Merger Effective Time, there shall be no transfers on the stock transfer books of MDLY of the shares of MDLY Class A Common Stock that were issued and outstanding immediately prior to the MDLY Merger Effective Time other than to settle transfers of MDLY Class A Common Stock that occurred prior to the MDLY Merger Effective Time. If, after the MDLY Merger Effective Time, certificates or book-entry shares representing such shares of MDLY Class A Common Stock are presented for transfer to the MDLY Merger Exchange Agent, they shall be cancelled and exchanged for the MDLY Merger Consideration payable and issuable in respect of such certificates or book-entry shares, together with any dividends and distributions to which such holder is entitled in accordance with the MDLY Merger Agreement.

Any portion of the MDLY Exchange Fund that remains unclaimed by the MDLY Stockholders as of the first anniversary of the MDLY Merger Effective Time may be paid to Sierra. In such event, any former MDLY Stockholders who have not theretofore complied with the MDLY Merger Agreement shall thereafter look only to Sierra with respect to the MDLY Merger Consideration and any unpaid dividends and distributions in respect of each share of Sierra Common Stock such stockholder is entitled to, as determined pursuant to the MDLY Merger Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Sierra, the surviving company, the MDLY Merger Exchange Agent or any other person shall be liable to any former holder of shares of MDLY Class A Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

In the event any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if reasonably required by Sierra or the MDLY Merger Exchange Agent, the posting by such person of a bond in such amount as Sierra may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such certificate, the MDLY Merger Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the MDLY Merger Consideration and any unpaid dividends or distributions deliverable in respect thereof pursuant to the MDLY Merger Agreement.

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Representations and Warranties

The MDLY Merger Agreement contains certain representations and warranties made by MDLY to Sierra including, but not limited to, representations regarding:

●	corporate organization, valid existence, good standing, qualification to do business and subsidiaries;

●	capitalization, indebtedness and equity awards;

●	corporate authority, validity of the MDLY Merger Agreement and unanimous board approval of the MDLY Merger;

●	absence of conflicts with or violation of, among other things, organizational documents or applicable laws;

●	third party and governmental consents and approvals;

●	reports and regulatory matters;

●	financial statements;

●	broker’s fees;

●	absence of certain changes and events;

●	legal proceedings;

●	taxes, tax returns and tax protection agreements;

●	compliance with applicable law;

●	material contracts;

●	property;

●	intellectual property;

●	inapplicability of state takeover laws;

●	the fairness opinion received by the MDLY Special Committee and the fairness opinion received by the MDLY Board;

●	information to be provided by MDLY or its representatives for inclusion in this Joint Proxy Statement/Prospectus and Schedule 13e-3;

●	insurance;

●	environmental matters;

●	employee benefit plans and other employment matters;

●	related party transactions;

●	investment adviser matters; and

●	broker-dealer matters.

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The MDLY Merger Agreement also contains certain representations and warranties made by Sierra to MDLY including, but not limited to, representations regarding:

●	corporate organization, valid existence, good standing, qualification to do business and subsidiaries;

●	capitalization and indebtedness;

●	corporate authority, validity of the MDLY Merger Agreement and unanimous board approval of the MDLY Merger;

●	absence of conflicts with or violation of, among other things, organizational documents or applicable laws;

●	third party and governmental consents and approvals;

●	reports and regulatory matters;

●	financial statements;

●	broker’s fees;

●	absence of certain changes and events;

●	legal proceedings;

●	taxes and tax returns;

●	compliance with applicable law;

●	material contracts;

●	matters relating to Sierra’s investments and ownership thereof;

●	property;

●	intellectual property;

●	inapplicability of state takeover laws

●	the fairness opinion received by the Sierra Special Committee;

●	information to be provided by Sierra or its representatives for inclusion in this Joint Proxy Statement/Prospectus;

●	insurance;

●	environmental matters;

●	no financing condition; and

●	Section 15(f) of the Investment Company Act.

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Many of the representations and warranties contained in the MDLY Merger Agreement are qualified by materiality or the “Material Adverse Effect” standard. For purposes of the MDLY Merger Agreement, “Material Adverse Effect” is defined to mean, with respect to Sierra or MDLY, as the case may be, any occurrence, change, event, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on (a) the financial condition, results of operations, properties, assets or business of such party and its subsidiaries taken as a whole; or (b) the ability of such party to timely consummate the transactions contemplated by the MDLY Merger Agreement; provided, however, that, with respect to subsection (a) above, the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects to the extent attributable to:

(i)	changes, after the date of the MDLY Merger Agreement, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which such party and its Subsidiaries operate;

(ii)	changes, after the date of the MDLY Merger Agreement, in laws, rules or regulations or interpretations thereof of general applicability to companies in the industry in which such party and its Subsidiaries operate;

(iii)	actions or omissions taken with the prior written consent of the other party;

(iv)	changes, after the date of the MDLY Merger Agreement, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party and its Subsidiaries operate;

(v)	conditions arising out of acts of terrorism, war, weather conditions or other force majeure events;

(vi)	the public disclosure of the MDLY Merger Agreement or the transactions contemplated thereby; or

(vii)	any legal proceedings made or brought by any of the current or former stockholders of such party (on their own behalf or on behalf of such party) arising out of or related to the MDLY Merger Agreement or any of the transactions contemplated by the MDLY Merger Agreement, except, with respect to clauses (i), (ii), (iv) and (v) above, to the extent that the effects of such change are disproportionately adverse to the financial condition, results of operations, properties, assets or business of such party and its subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate.

Covenants Relating to the Conduct of the Business

Under the MDLY Merger Agreement, Sierra and MDLY have agreed that, except as expressly contemplated by or permitted by the MDLY Merger Agreement or the MCC Merger Agreement or with the prior written consent of the other party, during the period from the date of the MDLY Merger Agreement to the MDLY Merger Effective Time, (a) each of Sierra and MDLY shall, and shall cause each of its respective subsidiaries to, (i) conduct its business in the ordinary course in all material respects, as such business is being conducted as of the date of the MDLY Merger Agreement, and (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees, and (b) each of Sierra and MDLY shall, and shall cause each of its respective subsidiaries to, take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of Sierra or MDLY either to obtain any necessary approvals of any self-regulatory organization or governmental entity required for the transactions contemplated by the MDLY Merger Agreement or to perform its covenants and agreements under the MDLY Merger Agreement or to consummate the transactions contemplated thereunder.

In addition, MDLY has agreed, except as expressly contemplated or permitted by the MDLY Merger Agreement or as set forth in a schedule to the MDLY Merger Agreement, without the written consent of Sierra (which may not be unreasonably withheld, conditioned or delayed), to not, and to not permit its subsidiaries to:

●	other than borrowings under MDLY’s existing credit facility with City National Bank, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, make any loan or advance or capital contribution to, or investment in, any person or entity;

●	adjust, split, combine or reclassify any of its capital stock;

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●	make, declare or pay any dividend, other than (i) its regular quarterly dividend consistent with past practice of no more than $0.20 per share, and (ii) dividends paid by any MDLY’s subsidiaries (other than Medley LLC) to any of its wholly owned subsidiaries;

●	make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest;

●	grant any stock options or restricted shares or restricted units or restricted stock units, or grant any person or entity any right to acquire any shares of its capital stock or other ownership interests or other securities or issue or sell any additional shares of capital stock or other ownership interests or securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest (except as reasonably necessary to evidence the carried interest awards previously approved by the MDLY Board on May 10, 2018);

●	sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any person or entity other than a wholly owned subsidiary or cancel, release or assign any material amount of indebtedness owed to or any claims held by MDLY or any of its subsidiaries, in each case other than pursuant to contracts in force as of the date of the MDLY Merger Agreement and set forth in MDLY’s disclosure schedule to the MDLY Merger Agreement;

●	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the MDLY Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code or take any action, or knowingly fail to take any action, inconsistent with the treatment of the MDLY Merger as a reorganization for U.S. federal income tax purposes;

●	amend the MDLY Certificate or the MDLY Bylaws or the organizational documents of any subsidiary of MDLY, or take any action to exempt any person or entity (other than Sierra or its subsidiaries) or any action taken by any person or entity from any applicable takeover statute or similarly restrictive provisions of its organizational documents;

●	enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any material contract (as defined in the MDLY Merger Agreement) of MDLY (or any contract that, if existing as of the date of the MDLY Merger Agreement, would be a material contract of MDLY), other than (i) any termination or renewal in accordance with the terms of any existing material contract that occurs automatically without any action (other than notice of renewal) by MDLY or any of its subsidiaries, (ii) the entry into any modification or amendment of, or waiver or consent under, any material contract as required or necessitated to obtain any required approval in connection with the MDLY Merger, (iii) the termination of a material contract of MDLY specifically contemplated by the MDLY Merger Agreement or (iv) amendments, waivers or consents to or under the existing debt documents of MDLY in the ordinary course of business consistent with past practice;

●	form any entity that would comprise a subsidiary or dissolve or liquidate any subsidiary;

●	except as required pursuant to the terms of a MDLY employee benefit plan in effect as of the date of the MDLY Merger Agreement, or as otherwise required by applicable law, (i) increase the rate of compensation or benefits payable to any partner, director, executive officer, employee or other service provider of MDLY or any of its subsidiaries (except, for employees who are not executive officers or partners, increases in annual salary or wage rate in the ordinary course of business consistent with past practice that do not exceed 10% in the aggregate), (ii) establish, adopt, materially amend or terminate any MDLY benefit plan or any plan, agreement or arrangement that would be a MDLY benefit plan if in effect on the date of the MDLY Merger Agreement, (iii) take any action to accelerate the vesting, accrual or payment of, or to fund or in any other way secure the payment, of compensation or benefits under any MDLY benefit plan, except as otherwise provided in the MDLY Merger Agreement, or (iv) hire any senior management employee or partner or terminate the employment or services of any senior management employee or partner other than for cause;

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●	(i) except for the Tax Receivables Termination Agreement (as defined below), enter into, amend or modify any MDLY “tax protection agreement” (as defined in the MDLY Merger Agreement), (ii) materially amend any income tax return or any other material tax return, (iii) settle or compromise any material U.S. federal, state, local or foreign income tax liability, audit, claim or assessment or (iv) enter into any material closing agreement related to taxes, except, in each case, unless required by Tax law or necessary or appropriate to preserve the status of any Subsidiary of MDLY as a disregarded entity or partnership for U.S. federal income tax purposes;

●	acquire the assets, business, or properties of any non-affiliated entity, or make any loans, advances or capital contributions to, or investments in, any person or entity (other than any wholly owned subsidiary of MDLY);

●	allow the lapse or termination of policies of insurance covering material assets and businesses (other than the replacement of existing policies with substantially comparable policies);

●	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the MDLY Merger not being satisfied;

●	implement or adopt any change in its tax accounting or financial accounting principles, practices or methods, other than as may be required by applicable law, GAAP or regulatory guidelines;

●	take any action that would be reasonably expected to prevent, materially impede or delay beyond March 31, 2019 (the “MDLY Merger Outside Date”) the consummation of the transactions contemplated by the MDLY Merger Agreement; or

●	agree to take, or publicly announce an intention to take, any of the foregoing actions.

In addition, Sierra has agreed, except as expressly contemplated or permitted by the MDLY Merger Agreement or as set forth in a schedule to the MDLY Merger Agreement, without the written consent of MDLY (which may not be unreasonably withheld, conditioned or delayed), to not, and to not permit its subsidiaries to:

●	adjust, split, combine or reclassify any of its capital stock;

●	make, declare or pay any dividend, other than (i) its regular quarterly dividend consistent with past practice, (ii) dividends paid by any of Sierra’s subsidiaries to Sierra or to any of its wholly owned subsidiaries and (iii) any dividend necessary to comply with Subchapter M of Chapter 1 of the Code;

●	make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or obligations other than in the ordinary course of business consistent with past practice or as required by the Sierra Charter or the Sierra Bylaws or under Subchapter M of Chapter 1 of the Code;

●	grant any stock options or restricted shares or restricted stock units, or grant any person or entity any right to acquire any shares of its capital stock, or other ownership interests or other securities or issue or sell any additional shares of capital stock or other ownership interests or securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest, other than in the ordinary course of business consistent with past practice or as contemplated by Sierra’s SEC reports;

●	issue any additional shares of capital stock or other securities other than in the ordinary course of business consistent with past practice or as contemplated by Sierra’s SEC reports;

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●	sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any person or entity other than a wholly owned subsidiary or cancel, release or assign any material amount of indebtedness owed to or any claims held by any such person or entity, in each case other than pursuant to contracts in force at the date of the MDLY Merger Agreement, except in furtherance of its investment objective as set forth in Sierra’s SEC reports;

●	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the MDLY Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

●	except as discussed above under “— Sierra Charter and Bylaws,” amend, repeal or otherwise modify any provision of the Sierra Charter, the Sierra Bylaws, or the Merger Sub Certificate or the Merger Sub Bylaws in a manner that would adversely affect MDLY, the MDLY Stockholders or the transactions contemplated by the MDLY Merger Agreement;

●	take any action, or permit the taking of any action, that will result in Sierra not having in cash or cash equivalents amounts sufficient to make payment of the cash portion of the MDLY Merger Consideration due at the MDLY Merger Closing;

●	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the MDLY Merger not being satisfied;

●	take any action that would be reasonably expected to prevent, materially impede or delay beyond the MDLY Merger Outside Date the consummation of the transactions contemplated by the MDLY Merger Agreement; or

●	agree to take, or publicly announce an intention to take, any of the foregoing actions.

Additional Covenants

MDLY and Sierra have agreed to additional covenants between the execution of the MDLY Merger Agreement and the MDLY Merger Closing including, but limited to, the following matters:

Regulatory Matters

MDLY and Sierra have agreed to, and to cause their respective subsidiaries to, cooperate with each other and use their respective commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings with any third-party or governmental entity and to take any further actions reasonably requested by the other party to obtain as promptly as practicable the approvals required under the MDLY Merger Agreement and other consents required to be obtained in connection with the MDLY Merger and the other transactions contemplated by the MDLY Merger Agreement. Without limiting the foregoing, MDLY and Sierra have agreed to the following as it relates to regulatory matters:

●	N-14 Registration Statement/Joint Proxy Statement and Schedule 13E-3

Each of MDLY and Sierra has agreed to use its reasonable best efforts to prepare and file this N-14 Registration Statement, and have this N-14 Registration Statement declared effective under the Securities Act and to obtain clearance of the Schedule 13E-3 from the SEC as promptly as practicable after such filing, and MDLY and Sierra shall promptly mail or deliver the Joint Proxy Statement/Prospectus to their respective stockholders upon such effectiveness. Sierra and MDLY also agreed to give notice of, convene and hold, as promptly as practicable, the Sierra Special Meeting and the MDLY Special Meeting following the effectiveness of this N-14 Registration Statement. In addition, Sierra and MDLY agreed to take additional steps in order to ensure the accuracy of the information contained in this N-14 Registration Statement, the related Joint Proxy Statement/Prospectus and the Schedule 13E-3, Sierra agreed to use its reasonable best efforts to obtain all necessary state securities law or “blue sky” permits required to issue the MDLY Merger Shares, and MDLY agreed to use reasonable best efforts to furnish all information concerning MDLY and the holders of shares of MDLY Class A Common Stock as may be reasonably requested in connection with any such action.

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●	HSR Act Filing Matters

Each of Sierra and MDLY have agreed to file with the FTC and the DOJ, if and to the extent required, a notification and report form relating to the MDLY Merger Agreement and the transactions contemplated thereby as required by the HSR Act, and to take all other actions reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act applicable to the MDLY Merger as soon as practicable.

●	SEC Exemptive Relief

MDLY and Sierra agreed to submit an application for the exemptive relief to the Staff and thereafter provide all such supplemental information reasonably requested by the Staff in connection therewith and to use its commercially reasonable efforts to obtain the SEC Exemptive Relief. In connection therewith, if the SEC conditions the granting of exemptive relief upon a change to the transaction structure or other matters contemplated by the MDLY Merger Agreement and the MCC Merger Agreement, each of MDLY and Sierra has agreed to work together in good faith to make such changes and, if and to the extent necessary, to amend the MDLY Merger Agreement to reflect such modified terms. However, in no event shall either party be obligated to agree to any term that adversely changes the economic terms of the MDLY Merger Agreement in any material respect or is inconsistent with the assumptions or other provisions set forth in the opinions of such party’s financial advisor. Moreover, in addition to any other approvals required by applicable law or the MDLY Merger Agreement, any changes to the transaction structure or other matters contemplated by the MDLY Merger Agreement (including, without limitation, any amendments to the MDLY Merger Agreement) are subject to the prior approval of the MDLY Special Committee and the Sierra Special Committee.

Access to Information; Filing of Reports

Upon reasonable notice and subject to applicable laws relating to the confidentiality of information, each of MDLY and Sierra has agreed to, and has agreed to cause each of its subsidiaries to, give the other party and its respective officers, employees, accountants, counsel, advisors, agents and other representatives, reasonable access, during normal business hours during the period prior to the MDLY Merger Effective Time, to its properties, books, contracts, commitments and records, and to make available, and to cause its subsidiaries to make available, to the other party a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents that such party is not permitted to disclose under applicable law) and otherwise provide the other party with such information concerning its business, properties and personnel as the other party may reasonably request. However, in no event will a party or its subsidiaries be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege or contravene any applicable law, fiduciary duty or binding confidentiality agreement with a third party entered into prior to the date of the MDLY Merger Agreement. In the event the foregoing restrictions apply, the parties have agreed to make appropriate substitute disclosure arrangements. In addition, each of MDLY and Sierra has agreed to file all periodic reports required to be filed by it between the date of the MDLY Merger Agreement and the MDLY Merger Effective Time, and each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard for the relevant party in the MDLY Merger Agreement applicable to MDLY SEC Reports or Sierra SEC Reports, as applicable.

MDLY Special Meeting and MDLY Board Recommendation

The MDLY Board has approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger, and made the MDLY Board Recommendation. As it relates to the MDLY Board Recommendation, the MDLY Merger Agreement provides that, except as discussed below, neither the MDLY Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the MDLY Board Recommendation, (ii) fail to publicly announce, within 15 business days after a tender offer or exchange relating to the securities of MDLY shall have been commenced, a statement disclosing that the MDLY Board recommends rejection of such tender offer or exchange offer, or (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any “MDLY Merger Competing Proposal,” as defined below under “— Nonsolicitation of Competing Transaction Proposals” (any of the foregoing (i) through (iii) being referred to as an “MDLY Adverse Recommendation Change”).

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Notwithstanding the foregoing, the MDLY Board may make a MDLY Adverse Recommendation Change in the circumstances described below under “— Nonsolicitation of Competing Transaction Proposals.” However, unless the MDLY Board has appropriately made a MDLY Adverse Recommendation Change, MDLY shall, through the MDLY Board, make the MDLY Board Recommendation, and shall include such MDLY Board Recommendation in this Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from MDLY Stockholders proxies in favor of MDLY Stockholder approval, and (y) take all other action necessary or advisable to secure MDLY Stockholder approval.

In connection with the MDLY Special Meeting, the MDLY Board is permitted to adjourn, delay or postpone the MDLY Special Meeting in accordance with applicable law (but not beyond March 31, 2019) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the MDLY Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the MDLY Stockholders prior to the MDLY Special Meeting, (ii) if there are insufficient shares of MDLY Class A Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the MDLY Special Meeting, or (iii) to allow reasonable additional time to solicit additional proxies to the extent the MDLY Board or any committee thereof reasonably believes necessary in order to obtain the MDLY Stockholder approval.

Sierra Special Meeting and Sierra Board Recommendation

The Sierra Board has approved and declared to be advisable the MDLY Merger Agreement and the transactions contemplated thereby, including the MDLY Merger, and made the Sierra Board Recommendation. As it relates to the Sierra Board Recommendation, the Sierra Merger Agreement provides that, except as discussed below, neither the Sierra Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify, the Sierra Board Recommendation, (ii) fail to publicly announce, within 15 business days after a tender offer or exchange relating to the securities of Sierra shall have been commenced, a statement disclosing that the Sierra Board recommends rejection of such tender offer or exchange offer, or (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any “MDLY Merger Competing Proposal,” as defined below under “— Nonsolicitation of Competing Transaction Proposals” (any of the foregoing (i) through (iii) being referred to as an “Sierra MDLY Merger Adverse Recommendation Change”).

Notwithstanding the foregoing, the Sierra Board may make a Sierra MDLY Merger Adverse Recommendation Change in the circumstances described below under “— Nonsolicitation of Competing Transaction Proposals.” However, unless the Sierra Board has appropriately made a Sierra MDLY Merger Adverse Recommendation Change, Sierra shall, through the Sierra Board, make the Sierra Board Recommendation, and shall include such Sierra Board Recommendation in this Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from the Sierra Stockholders proxies in favor of Sierra Stockholder approval, and (y) take all other action necessary or advisable to secure Sierra Stockholder approval.

In connection with the Sierra Special Meeting, the Sierra Board is permitted to adjourn, delay or postpone the Sierra Special Meeting in accordance with applicable law (but not beyond March 31, 2019) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Sierra Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Sierra Stockholders prior to the Sierra Special Meeting, (ii) if there are insufficient shares of Sierra Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Sierra Special Meeting, or (iii) to allow reasonable additional time to solicit additional proxies reasonably necessary in order to obtain the Sierra Stockholder approval.

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Exchange Listing

Under the MDLY Merger Agreement, Sierra has agreed to (a) take all steps as may be reasonably necessary to cause the outstanding Sierra Common Stock, the MDLY Merger Shares and the shares of Sierra Common Stock to be issued in the MCC Merger to be listed for trading on the NYSE, and (b) use its commercially reasonable efforts to cause the outstanding Sierra Common Stock, the MDLY Merger Shares and the shares of Sierra Common Stock to be issued in the MCC Merger to be listed for trading on the Tel Aviv Stock Exchange.

Conversion of Medley LLC Units

MDLY has agreed to take, and shall cause Medley LLC to take, all such steps as may be necessary to cause the Medley LLC Units (including Medley Restricted Units that have vested) held by members of Medley LLC, other than MDLY, to be converted into MDLY Class A Common Stock in accordance with the Exchange Agreement as of immediately prior to the MDLY Merger Effective Time. The MDLY Merger Agreement expressly provides that in no event shall any exchange of Medley LLC Units occur prior to the record date for both the First Special Dividend and the Second Special Dividend, such that the shares of MDLY Class A Common Stock issued in connection with such exchange will not be entitled to any portion of the First Special Dividend or the Second Special Dividend. No Dividend Equivalent Right payments will be made on Medley Restricted Units for the First Special Dividend or the Second Special Dividend; provided, however, that each holder of Medley Restricted Units is entitled to distributions from Medley LLC on account of the First Special Dividend.

Indemnification; Directors’ and Officers’ Insurance.

In the event of any threatened or actual claim against any individual who is now, or has been at any time prior to the date of the MDLY Merger Agreement, or who becomes prior to the MDLY Effective Time, a director or officer of MDLY or any of its subsidiaries or who is or was serving at the request of MDLY or any of its subsidiaries as a director or officer of another entity (the “MDLY Indemnified Parties”), based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of MDLY or any of its subsidiaries prior to the MDLY Merger Effective Time or (ii) the MDLY Merger Agreement or any of the transactions contemplated by the MDLY Merger Agreement, whether asserted or arising before or after the MDLY Merger Effective Time, each of the parties has agreed to cooperate and use commercially reasonable efforts to defend against and respond thereto. In addition, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the MDLY Merger Effective Time existing on the date of the MDLY Merger Agreement in favor of any MDLY Indemnified Party as provided in their respective organizational documents or in any existing indemnification agreements identified to Sierra shall survive the MDLY Merger as a contractual obligation of Merger Sub, as the surviving company in the MDLY Merger, and shall continue in full force and effect in accordance with their terms for a period of six years from the MDLY Merger Closing Date and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the MDLY Indemnified Parties for acts or omissions occurring at or prior to the MDLY Merger Effective Time or taken at the request of Sierra pursuant to the MDLY Merger Agreement; provided, that the foregoing obligations do not require any amendment to the Merger Sub Certificate or the Merger Sub Bylaws.

In addition, for a period of six years from the MDLY Merger Closing, Merger Sub has agreed to indemnify, defend and hold harmless, and provide advancement of expenses (subject to an undertaking, in such form as may be reasonably required by the surviving company, to reimburse the portion (if any) of any expenses advanced to the MDLY Indemnified Party relating to claims as to which it shall ultimately be adjudged that the standard of conduct has not been met by the MDLY Indemnified Party for entitlement to such indemnification) to, each MDLY Indemnified Party against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any claim based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of MDLY or any of its subsidiaries and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the MDLY Merger Closing, whether asserted or claimed prior to, or at or after, the MDLY Merger Effective Time (including matters, acts or omissions occurring in connection with the approval of the MDLY Merger Agreement and the consummation of the transactions contemplated thereby) or taken at the request of Sierra pursuant to the MDLY Merger Agreement; provided, that the surviving company (i) shall not be liable for any amounts paid in the settlement of any claim without its prior written consent, (ii) shall be obligated to pay the fees and expenses of only one counsel (approved in advance by the surviving company) for all MDLY Indemnified Parties (except with respect to the MDLY Special Committee, which may retain its own separate counsel in its sole discretion) with respect to any single claim unless the surviving company assumes the defense of such claim, in which case it shall not be liable for any fees and expenses of counsel to the MDLY Indemnified Parties in respect of such claim (except for any fees and expenses of any separate counsel to the MDLY Special Committee); and (iii) shall not be liable to the extent that a judgment of a court of competent jurisdiction determines that any claim is the result of the gross negligence or willful misconduct or results from a decision made by the MDLY Indemnified Party when he or she had no good faith belief that he or she was acting in the best interests of MDLY or any of its subsidiaries.

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Sierra has agreed, at its sole cost, to cause the individuals serving as officers and directors of MDLY or any of its subsidiaries immediately prior to the MDLY Merger Effective Time to be covered for a period of six years from the MDLY Merger Effective Time by the directors’ and officers’ liability insurance policy maintained by MDLY through the purchase of so-called “tail” insurance (provided that Sierra or the surviving company may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are not less advantageous in any material respect than such policy) with respect to acts or omissions occurring prior to the MDLY Merger Effective Time that were committed by such officers and directors in their capacity as such; provided that, in connection with obtaining such tail insurance policy, Sierra shall not be required to expend in the aggregate for the entire six-year period an amount in excess of 300% of the annual premiums currently paid by MDLY for such insurance.

Notwithstanding the foregoing, and except to the extent required by applicable law, in no event shall Sierra or Merger Sub indemnify any MDLY Indemnified Party with respect to any claim arising with respect to acts or omissions by such MDLY Indemnified Party taken prior to the MDLY Merger Effective Time pursuant to the Sierra Investment Advisory Agreement, the Sierra Administration Agreement, the MCC Investment Management Agreement or the MCC Administration Agreement for which such MDLY Indemnified Party is not entitled to indemnification under such agreements.

The provisions of the MDLY Merger Agreement relating to indemnification are intended to be for the benefit of, and may be enforced by, each MDLY Indemnified Party and his or her heirs and representatives.

Advice of Changes

Each of MDLY and Sierra has agreed to promptly advise the other of any change or event (i) having or reasonably likely to have a MDLY Merger Material Adverse Effect on it, (ii) that it believes would or would be reasonably likely to cause or constitute a breach of any of its representations, warranties or covenants contained in the MDLY Merger Agreement that would result in the conditions to the MDLY Merger Closing not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under the MDLY Merger Agreement.

Exemption from Liability Under Section 16(b)

Each of MDLY and Sierra has agreed, prior to the MDLY Merger Effective Time, to take all such steps as may be necessary or appropriate to cause any disposition of shares of MDLY Class A Common Stock or conversion of any derivative securities in respect of such shares of MDLY Class A Common Stock in connection with the consummation of the transactions contemplated by the MDLY Merger Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act to the extent permitted thereunder.

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Nonsolicitation of Competing Transaction Proposals

Each of MDLY and Sierra has agreed to, and to use its commercially reasonable efforts to cause its representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any MDLY Merger Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a MDLY Merger Competing Proposal. In addition, subject to certain exceptions discussed below, each of MDLY and Sierra has agreed, until the earlier of the MDLY Merger Effective Time and termination of the MDLY Merger Agreement in accordance with its terms, to not, and to not permit its subsidiaries to, and to use commercially reasonable efforts to cause its representatives not to, directly or indirectly,

●	initiate, solicit, induce or knowingly encourage or facilitate any inquiry with respect to the making of any proposal or offer with respect to a MDLY Merger Competing Proposal; or

●	engage in negotiations or discussions with, or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with, any third party relating to a MDLY Merger Competing Proposal or any inquiry or proposal that could reasonably be expected to lead to a MDLY Merger Competing Proposal.

Notwithstanding the foregoing, each of MDLY and Sierra may inform third parties of provisions of the MDLY Merger Agreement that governs MDLY Merger Competing Proposals and may grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to MDLY or Sierra, as applicable, in order to allow such third party to submit a MDLY Merger Competing Proposal, if the MDLY Board (or the MDLY Special Committee) or Sierra Board (or the Sierra Special Committee), as applicable, determines in good faith (after consultation with such party’s legal counsel) that a failure to take such action with respect to such “standstill” or similar obligation could reasonably be expected to be inconsistent with its duties under applicable law. The confidentiality agreements entered into by MDLY in connection with its exploration of strategic alternatives include customary standstill provisions pursuant to which potential bidders agreed, except as requested or consented to by MDLY, not to take certain actions regarding strategic transactions or management or control of MDLY, its subsidiaries, Sierra or MCC and, subject to an exception to permit confidential requests for waivers following the public announcement of an acquisition transaction, not to request waivers of those standstill provisions, in each case during the relevant standstill period. As of the date of this Joint Proxy Statement/Prospectus, the standstill provisions in [___] of the [___] confidentiality agreements have expired, and an additional [___] will expire prior to the scheduled date of the Special Meetings. In addition, even where standstill provisions remain in effect, all counterparties subject to such standstill provisions are permitted to confidentially seek a waiver of the standstill provisions in order to privately submit a competing proposal with respect to MDLY, its subsidiaries, Sierra and/or MCC.

In addition, if at any time prior to the date that MDLY Stockholder approval is obtained (in the case of MDLY) or Sierra Stockholder approval is obtained (in the case of Sierra), in the event that MDLY (or its representatives on MDLY’s behalf) or Sierra (or its representatives on Sierra’s behalf) receives a MDLY Merger Competing Proposal from any third party,

●	MDLY and its representatives or Sierra and its representatives, as applicable, may contact such third party to clarify any ambiguous terms and conditions thereof (without the MDLY Board or Sierra Board, as applicable, being required to make the determination set forth in the following bullet point), and

●	subject to satisfaction of certain procedural requirements (including without limitation the requirement that such third party (if not already bound) enter into a confidentiality agreement with MDLY or Sierra, as applicable, on terms no less favorable than the existing confidentiality agreement between MDLY and Sierra (unless MDLY or Sierra, as applicable, agrees to amend the existing confidentiality agreement to reflect such more favorable terms); provided that the confidentiality agreement with the third party need not restrict the making of competing proposals to MDLY or the MDLY Board or to Sierra or the Sierra Board, as applicable), MDLY and the MDLY Board (or the MDLY Special Committee) and its representatives or Sierra and the Sierra Board (or the Sierra Special Committee) and its representatives, as applicable, may engage in negotiations or substantive discussions with, or furnish any information and other access to, any third party making such MDLY Merger Competing Proposal and its representatives and affiliates if the MDLY Board (or the MDLY Special Committee) or Sierra Board (or the Sierra Special Committee), as applicable, determines in good faith (after consultation with its outside financial advisors and legal counsel) that:

●	such MDLY Merger Competing Proposal either constitutes a MDLY Merger Superior Proposal (as defined below) or could reasonably be expected to lead to a MDLY Merger Superior Proposal, and

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●	failure to consider such MDLY Merger Competing Proposal could reasonably be expected to be inconsistent with the fiduciary duties of the directors of MDLY or Sierra, as applicable, under applicable law, provided that such receipt of such MDLY Merger Competing Proposal did not result from any material breach by the receiving party of any of the non-solicitation provisions of the MDLY Merger Agreement and certain other procedural requirements are satisfied.

In addition, until the earlier of the MDLY Merger Effective Time and termination of the MDLY Merger Agreement, each of MDLY and Sierra has agreed, as promptly as reasonably practicable, and in any event within two business days of receipt by it or any of its representatives of any MDLY Merger Competing Proposal or any inquiry that could reasonably be expected to lead to a MDLY Merger Competing Proposal, to deliver to the other party a written notice setting forth: (A) the identity of the third party making such MDLY Merger Competing Proposal or inquiry (to the extent not prohibited by any applicable confidentiality agreement existing prior to the date of the MDLY Merger Agreement) and (B) the material terms and conditions of any such MDLY Merger Competing Proposal. Thereafter, MDLY and Sierra are obligated to keep the other party reasonably informed of any material amendment or modification of any such MDLY Merger Competing Proposal on a prompt basis, and in any event within two business days following such material amendment or modification.

Sierra and MDLY further agreed that, except as described below:

●	the MDLY Board shall not effect a MDLY Adverse Recommendation Change and the Sierra Board shall not effect a Sierra MDLY Merger Adverse Recommendation Change (each, an “MDLY Merger Adverse Recommendation Change”);

●	the MDLY Board shall not approve or recommend, or allow MDLY to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any MDLY Merger Competing Proposal (other than a confidentiality agreement in accordance with the terms of the MDLY Merger Agreement), and

●	the Sierra Board shall not approve or recommend, or allow Sierra to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any MDLY Merger Competing Proposal (other than a confidentiality agreement in accordance with the terms of the MDLY Merger Agreement).

Notwithstanding the foregoing, if at any time prior to the receipt of MDLY Stockholder approval (in the case of MDLY) or the Sierra Stockholder approval (in the case of Sierra), the MDLY Board or the Sierra Board, as the case may be, may (a) make a MDLY Merger Adverse Recommendation Change in connection with such MDLY Merger Superior Proposal if the board of directors effecting the MDLY Merger Adverse Recommendation Change (or the MDLY Special Committee or Sierra Special Committee, as applicable) determines in good faith (after consultation with its outside financial advisor and legal counsel) that failure to make a MDLY Merger Adverse Recommendation Change could reasonably be expected to be inconsistent with the fiduciary duties of the MDLY Board or Sierra Board, as applicable, under applicable law, or (b) if MDLY or Sierra, as the case may be, has received a MDLY Merger Competing Proposal that its board of directors (or the MDLY Special Committee or the Sierra Special Committee, as applicable) has determined in good faith (after consultation with its outside financial advisor and legal counsel) constitutes a MDLY Merger Superior Proposal, the MDLY Board or Sierra Board, as applicable, authorize, adopt or approve such MDLY Merger Superior Proposal and cause or permit MDLY or Sierra, as applicable, to enter into a definitive agreement with respect to such MDLY Merger Superior Proposal concurrently with the termination of the MDLY Merger Agreement, but in each case only after providing notice to the other party of its intention to make a MDLY Merger Adverse Recommendation Change and/or to accept a MDLY Merger Superior Proposal, as applicable, and entering into good faith negotiations to eliminate the need for such MDLY Merger Adverse Recommendation Change or to cause such MDLY Merger Superior Proposal to no longer constitute a MDLY Merger Superior Proposal.

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An “MDLY Merger Competing Proposal” is defined as any inquiry, proposal or offer made by any third party: (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of 20% or more of any class of equity securities of MDLY or Sierra, as applicable, or (ii) any one or more assets or businesses of MDLY or its subsidiaries or Sierra or its subsidiaries that constitute 20% or more of the revenues or assets of MDLY and its subsidiaries, taken as a whole, or Sierra and its subsidiaries, taken as a whole, as applicable; or (b) any liquidation of MDLY or Sierra, in each case other than the MDLY Merger and the other transactions to occur at the MDLY Merger Closing in accordance with the MDLY Merger Agreement.

An “MDLY Merger Superior Proposal” is defined as a bona fide written MDLY Merger Competing Proposal (but with all references to “20%” in the definition of MDLY Merger Competing Proposal being increased to “50%” to the extent relevant to the MDLY Merger Competing Proposal in question) made by a third party that the MDLY Board or the MDLY Special Committee or the Sierra Board or Sierra Special Committee, as applicable, determines in good faith, after consultation with its outside financial advisors and legal counsel, and taking into account the terms and conditions of such proposal, the party making such proposal, all financial, legal, regulatory and other aspects of such proposal, as well as the likelihood of consummation of the MDLY Merger Competing Proposal relative to the MDLY Merger and such other factors as the MDLY Board (or MDLY Special Committee) or Sierra Board (or Sierra Special Committee), as applicable, considers to be appropriate, is more favorable to the MDLY Stockholders or the Sierra Stockholders, as applicable, from a financial point of view than the MDLY Merger and the other transactions contemplated by the MDLY Merger Agreement (including any revisions to the terms of the MDLY Merger Agreement committed to by Sierra or MDLY, as applicable, to the other party in writing in response to such MDLY Merger Competing Proposal made to Sierra or MDLY, as applicable).

Outstanding Indebtedness

Under the MDLY Merger Agreement, MDLY agreed to cause the termination of its credit facility with City National Bank on or prior to the MDLY Merger Closing Date; however, subsequent to the date of the MDLY Merger Agreement, Sierra waived that obligation in order to allow the City National Bank credit facility to remain in effect if mutually agreeable terms regarding such continuation are reached between MDLY and City National Bank. In addition, except as it relates to the credit facility with City National Bank, each of MDLY and Sierra has agreed to use its commercially reasonable efforts to take or cause to be taken all actions with respect to their respective indebtedness and the indebtedness of their respective subsidiaries that is necessary or advisable in connection with the MDLY Merger, including without limitation, obtaining all necessary consents of the holders of such indebtedness, executing and delivering all documents, instruments, certificates and opinions of counsel required under the terms of such indebtedness, making all necessary filings, and taking all other actions that the respective boards of directors or officers of MDLY and Sierra determine to be necessary or advisable in connection with such indebtedness, including any assumption, refinancing or consolidation of such indebtedness.

Takeover Statutes

Each of MDLY and Sierra has agreed to use their respective commercially reasonable efforts (a) to take all action necessary so that no applicable takeover statute is or becomes applicable to the MDLY Merger or any of the other transactions contemplated by the MDLY Merger Agreement, and (b) if any such takeover statute is or becomes applicable to any of the foregoing, to take all action necessary so that the MDLY Merger and the other transactions contemplated by the MDLY Merger Agreement may be consummated as promptly as reasonably practicable on the terms contemplated by the MDLY Merger Agreement and otherwise to eliminate or minimize the effect of such takeover statute on the MDLY Merger and the other transactions contemplated by the MDLY Merger Agreement.

Litigation

Each of MDLY and Sierra agreed to cooperate and consult with one another between the date of the MDLY Merger Agreement and the MDLY Merger Effective Time in connection with any proceeding, including by either party’s stockholders and other stakeholders against any of them or any of their respective directors, officers or affiliates with respect to the MDLY Merger Agreement, the MDLY Merger and/or the transactions contemplated by the MDLY Merger Agreement, and to use its respective commercially reasonable efforts to prevail in any such stockholder or stakeholder proceeding so as to permit the consummation of the MDLY Merger and/or the transactions contemplated by the MDLY Merger Agreement in the manner contemplated by the MDLY Merger Agreement.

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Section 15(f) of the Investment Company Act

The MDLY Merger Agreement provides that, subject to applicable law and the fiduciary duties of the Sierra Board, Sierra shall, to the extent within its control, not take any action, or omit to take any action, that would have the effect of causing the requirements of any of the provisions of Section 15(f) of the Investment Company Act (which governs the receipt of a profit in connection with the sale of an investment adviser to a registered investment fund) not to be met in respect of the transactions contemplated by the MDLY Merger Agreement.

Employment Matters

At the MDLY Merger Closing, MDLY shall cause Medley Capital LLC to enter into employment agreements, substantially in the form attached to the MDLY Merger Agreement (the “MDLY Employment Agreements”), with certain individuals, as specified in the MDLY Merger Agreement (the “MDLY Executives”). The identity of those individuals, and the related terms of the employment agreements, are set forth under “Information about the Combined Company — Arrangements with Management — Employment Matters.” In addition, prior to the MDLY Merger Closing, the Sierra Board will adopt the Sierra Incentive Plan, which will contain substantially the same terms as the MDLY Incentive Plan. See “Sierra Proposal #4: The Adoption of the Sierra Incentive Plan.”

Interaction with MCC Merger

Sierra has agreed that, without the consent of MDLY, Sierra will not agree to any waiver or amendment of the MCC Merger Agreement to the extent such waiver or amendment would adversely affect the economic or other rights or interests of MDLY and MDLY Stockholders under the MCC Merger Agreement or the MDLY Merger Agreement in any material respect.

Transaction Expenses

Under the MDLY Merger Agreement, all fees and expenses incurred in connection with the MDLY Merger, the MDLY Merger Agreement, and the transactions contemplated by the MDLY Merger Agreement are to be paid by the party incurring such fees or expenses; provided, that the costs and expenses of preparing, filing, printing and mailing the Form N-14 Registration Statement and this Joint Proxy Statement/Prospectus, all other filing fees and amounts paid to the SEC in connection with the MDLY Merger, and the fees of any HSR Act filing shall be borne equally by MDLY and Sierra.

Conditions to the MDLY Merger

MDLY and Sierra will not be obligated to complete the MDLY Merger unless a number of conditions are satisfied or waived, including:

●	the receipt of MDLY Stockholder approval;

●	the receipt of Sierra Stockholder approval;

●	the Form N-14 Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form N-14 Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC;

●	the outstanding shares of Sierra Common Stock, the MDLY Merger Shares and the shares of Sierra Common Stock to be issued in the MCC Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance;

●	the exemptive relief from the SEC shall have been granted and be in full force and effect as of the MDLY Merger Closing Date;

●	Sierra shall have made or obtained such filings and approvals as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the MDLY Merger Shares;

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●	no order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the MDLY Merger or any of the other transactions contemplated by the MDLY Merger Agreement shall be in effect;

●	any applicable waiting period (and any extension thereof) applicable to the MDLY Merger under the HSR Act shall have expired or been terminated;

●	all issued and outstanding Medley LLC Units (including Medley Restricted Units that have vested) other than Medley LLC Units held by MDLY, shall have been converted into MDLY Class A Common Stock in accordance with the Exchange Agreement on (and not sooner than) the MDLY Merger Closing Date;

●	the Tax Receivable Termination Agreement, to be effective as of the MDLY Merger Effective Time, shall have been executed and delivered by all necessary parties;

●	each of the conditions to the MCC Merger Closing shall have been satisfied or appropriately waived, and the MCC Merger shall be consummated simultaneously with the MDLY Merger;

●	MDLY shall have obtained written consents to the continuation, following the MDLY Merger Effective Time, of the advisory relationship with private funds and managed accounts representing 65% of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended as of June 30, 2018;

●	the SEC shall have confirmed in a manner reasonably acceptable to the parties that the equity of Merger Sub, as the surviving company in the MDLY Merger, will be treated as a portfolio investment of Sierra and reflected in Sierra’s consolidated financial statements at fair value for accounting purposes, and that Merger Sub’s financial results will not be consolidated into the financial statements of Sierra;

●	there shall be no pending suit, action or proceeding by any governmental entity, (i) challenging the acquisition by Sierra of any MDLY Common Stock, seeking to restrain or prohibit the consummation of the MDLY Merger or any other transaction contemplated by the MDLY Merger Agreement or seeking to obtain from MDLY or Sierra any damages that are material in relation to MDLY and its subsidiaries taken as a whole, or (ii) seeking to prohibit Sierra or any of its subsidiaries from effectively controlling in any material respect the business or operations of MDLY and its subsidiaries; and

●	the parties shall have received the written opinion of Eversheds Sutherland (US) LLP (or such other counsel as may be reasonably satisfactory to the parties), dated as of the MDLY Merger Closing Date and in form and substance reasonably satisfactory to the parties, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the MDLY Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

In addition, the obligations of Sierra to effect the MDLY Merger are subject to the satisfaction or waiver by Sierra of additional conditions, including:

●	the accuracy of the representations and warranties of MDLY (subject to the interpretive standards set forth in the MDLY Merger Agreement), and the receipt by Sierra of a certificate signed by the MDLY chief executive officer or chief financial officer certifying such accuracy;

●	the performance by MDLY, in all material respects, of all obligations required to be performed by MDLY under the MDLY Merger Agreement, and the receipt by Sierra of a certificate signed by the MDLY chief executive officer or chief financial officer certifying such performance;

●	MDLY shall have delivered to Sierra fully executed copies of all consents and approvals required in order to keep the Medley LLC indebtedness outstanding and the Medley LLC debt documents in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof; and

●	Each of the MDLY Executives shall have entered into the relevant MDLY Employment Agreement, effective as of the MDLY Merger Effective Time.

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In addition, the obligations of MDLY to effect the MDLY Merger are subject to the satisfaction or waiver by MDLY of additional conditions, including:

●	the accuracy of the representations and warranties of Sierra (subject to the interpretive standards set forth in the MDLY Merger Agreement), and the receipt by MDLY of a certificate signed by the Sierra chief executive officer or chief financial officer certifying such accuracy;

●	the performance by Sierra, in all material respects, of all obligations required to be performed by Sierra under the MDLY Merger Agreement, and the performance by Sierra, in all respects, of its covenants and obligations relating to amendments and waivers to the MDLY Merger Agreement, and the receipt by MDLY of a certificate signed by the Sierra chief executive officer or chief financial officer certifying such performance;

●	Sierra shall have taken all actions, and executed all documents, reasonably required of Sierra by the holders of Medley LLC indebtedness in order to keep the Medley LLC indebtedness outstanding and the Medley LLC debt documents in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof; provided, however, neither Sierra nor any of its subsidiaries shall be obligated to provide any guarantees or other credit support for any such Medley LLC indebtedness; and

●	Sierra shall have taken all actions, and executed all documents, reasonably required of Sierra in order to keep the indebtedness represented by the Sierra debt documents outstanding and the Sierra debt documents in full force and effect in accordance with their terms as of the date of the MDLY Merger Agreement without any breach or violation thereof.

Termination of the MDLY Merger Agreement

The MDLY Merger Agreement generally may be terminated, whether before or after the receipt of the MDLY Stockholder approval or the Sierra Stockholder approval:

(a)	by the mutual written agreement of MDLY and Sierra;

(b)	by either MDLY or Sierra, if any governmental entity whose consent or approval is a condition to the MDLY Merger Closing has denied the granting of any such consent or approval and such denial has become final and nonappealable, or any governmental entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the MDLY Merger Agreement;

(c)	by either MDLY or Sierra, if the MDLY Merger shall not have been consummated on or prior to the MDLY Merger Outside Date, unless the failure of the MDLY Merger Closing to occur by such date shall be due to the failure of the party seeking to terminate the MDLY Merger Agreement to perform or observe the covenants and agreements of such party set forth in the MDLY Merger Agreement; provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein, and such breach has caused or resulted in the failure of the MDLY Merger Closing to occur by or prior to the MDLY Merger Outside Date;

(d)	by either Sierra or MDLY, at any time prior to the MDLY Merger Effective Time, in the event that (i) MDLY or Sierra, as the case may be, shall have failed to obtain the MDLY Stockholder approval or the Sierra Stockholder approval, as applicable, at the MDLY Special Meeting or the Sierra Special Meeting, respectively, at which a vote is taken on the MDLY Merger, or (ii) the MCC Merger Agreement shall have been terminated;

(e)	by either MDLY or Sierra (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the MDLY Merger Agreement), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in the MDLY Merger Agreement on the part of MDLY, in the case of a termination by Sierra, or Sierra, in the case of a termination by MDLY, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the MDLY Merger Closing Date, the failure of certain closing conditions set forth in the MDLY Merger Agreement, as the case may be, and which is not cured within 30 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period;

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(f)	by Sierra, (i) within 10 business days after the MDLY Board shall have effected a MDLY Adverse Recommendation Change prior to receipt of the MDLY Stockholder approval, (ii) in the event the MDLY Board shall have approved or authorized MDLY or any of its subsidiaries to enter into a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a MDLY Merger Competing Proposal or (iii) MDLY fails to include the MDLY Board Recommendation in this Joint Proxy Statement/Prospectus;

(g)	by MDLY (at the direction of the MDLY Board or the MDLY Special Committee), in the event that (i) (A) MDLY shall have received a MDLY Merger Superior Proposal, (B) subject to MDLY’s compliance with the MDLY Merger Agreement as it relates to negotiating in good faith with Sierra regarding the potential amendment of the MDLY Merger Agreement, the MDLY Board or any authorized committee thereof shall have authorized MDLY to enter into a definitive agreement to consummate the transaction contemplated by such MDLY Merger Superior Proposal, and (C) concurrently with the termination of the MDLY Merger Agreement, MDLY pays Sierra the MDLY Merger Termination Fee (as described below) and enters into the definitive agreement to consummate the transaction contemplated by such MDLY Merger Superior Proposal; or (ii) the MDLY Board (whether at the direction of the MDLY Special Committee or otherwise) shall have effected a MDLY Adverse Recommendation Change in accordance with the applicable provisions of the MDLY Merger Agreement;

(h)	by MDLY, (i) within 10 business days after the Sierra Board shall have effected a Sierra MDLY Merger Adverse Recommendation Change prior to receipt of Sierra Stockholder approval, (ii) in the event the Sierra Board shall have approved, or authorized Sierra or any of its subsidiaries to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a MDLY Merger Competing Proposal or (iii) Sierra fails to include the Sierra Board Recommendation in this Joint Proxy Statement/Prospectus; and

(i)	by Sierra (at the direction of the Sierra Board or the Sierra Special Committee), in the event that: (i) (A) Sierra shall have received a MDLY Merger Superior Proposal, (B) subject to Sierra’s compliance with its obligations under the MDLY Merger Agreement as it relates to negotiating in good faith with MDLY regarding the potential amendment of the MDLY Merger Agreement, the Sierra Board or any authorized committee thereof shall have authorized Sierra to enter into a definitive agreement to consummate the transaction contemplated by such MDLY Merger Superior Proposal, and (C) concurrently with the termination of the MDLY Merger Agreement, Sierra pays MDLY the MDLY Merger Termination Fee and enters into the definitive agreement to consummate the transaction contemplated by such MDLY Merger Superior Proposal; or (ii) the Sierra Board or any authorized committee thereof shall have effected a Sierra MDLY Merger Adverse Recommendation Change in accordance with the applicable provisions of the MDLY Merger Agreement.

Termination Fees

MDLY will pay Sierra the MDLY Merger Termination Fee in an amount equal to $5,350,000 in the event:

●	the MDLY Merger Agreement is terminated by Sierra in accordance with paragraph (f) under “Termination of the MDLY Merger Agreement” above or by MDLY in accordance with paragraph (g) thereunder, provided in either case that Sierra was not in material breach of its representations, warranties, covenants or agreements under the MDLY Merger Agreement at the time of termination; or

●	(i) prior to the MDLY Special Meeting, a third party (the “MDLY Pre-Meeting Offeror”) makes a MDLY Merger Competing Proposal to MDLY and/or its stockholders, or such MDLY Merger Competing Proposal is otherwise publicly announced, and in each case such MDLY Merger Competing Proposal not withdrawn prior to the MDLY Special Meeting, (ii) the MDLY Merger Agreement is validly terminated by either Sierra or MDLY by reason of the failure to obtain MDLY Stockholder approval, and (iii) within 12 months following the date of such termination, MDLY consummates a MDLY Merger Competing Proposal with the MDLY Pre-Meeting Offeror (provided that for these purposes, the references to “20%” in the definition of MDLY Merger Competing Proposal is replaced with references to “50%”) (a “MDLY Tail Transaction”).

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Sierra will pay MDLY an amount equal to the MDLY Merger Termination Fee in the event:

●	the MDLY Merger Agreement is terminated by MDLY in accordance with paragraph (h) under “Termination of the MDLY Merger Agreement” or by Sierra in accordance with paragraph (i) thereunder, provided in either case that MDLY was not in material breach of its representations, warranties, covenants or agreements under the MDLY Merger Agreement at the time of termination; or

●	(i) prior to the Sierra Special Meeting, a third party (the “Sierra Pre-Meeting Offeror”) makes a MDLY Merger Competing Proposal to Sierra and/or its stockholders, or such MDLY Merger Competing Proposal is otherwise publicly announced, and in each case such MDLY Merger Competing Proposal not withdrawn prior to the Sierra Special Meeting, (ii) the MDLY Merger Agreement is validly terminated by either Sierra or MDLY by reason of the failure to obtain Sierra Stockholder approval, and (iii) within 12 months following the date of such termination, Sierra consummates a MDLY Merger Competing Proposal with the Sierra Pre-Meeting Offeror (provided that for these purposes, the references to “20%” in the definition of MDLY Merger Competing Proposal is replaced with references to “50%”) (a “Sierra Tail Transaction”).

The MDLY Merger Termination Fee, if applicable, shall be payable (a) no later than two business days after the date on which the MDLY Merger Agreement is terminated by Sierra pursuant to paragraph (f) under “Termination of the MDLY Merger Agreement” above or by MDLY pursuant to paragraph (h) thereunder; (b) immediately prior to the time of termination of the MDLY Merger Agreement by MDLY pursuant to paragraph (g) under “Termination of the MDLY Merger Agreement” above or by Sierra pursuant to paragraph (i) thereunder; and (c) in the case of a MDLY Tail Transaction or a Sierra Tail Transaction within three business days of the date on which MDLY consummates the MDLY Tail Transaction or Sierra consummates the Sierra Tail transaction, as applicable. The MDLY Merger Agreement provides that in no event shall any party be required to pay the MDLY Merger Termination Fee on more than one occasion.

Effect of Termination

Following termination of the MDLY Merger Agreement, none of MDLY, Sierra, any of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under the MDLY Merger Agreement, or in connection with the transactions contemplated by the MDLY Merger Agreement, except that (a) provisions regarding the parties’ confidentiality agreement, effect of termination, fees and expenses, including the MDLY Merger Termination Fee, and the provisions of Article X (General Provisions) of the MDLY Merger Agreement shall survive termination of the MDLY Merger Agreement, and (b) except as provided in Section 10.9(c) of the MDLY Merger Agreement (relating to termination of the MDLY Merger Agreement), neither MDLY nor Sierra shall be relieved or released from any liabilities or damages arising out of its fraud or knowing and intentional breach of any provision of the MDLY Merger Agreement.

Notwithstanding anything in the MDLY Merger Agreement to the contrary, Sierra will not be considered in breach of any of its representations, warranties, covenants or other agreements contained in the MDLY Merger Agreement to the extent such breach was or should reasonably have been known to MDLY as of the date of the MDLY Merger Agreement or arose as a result of any act or omission by MDLY or any of its subsidiaries not in compliance with their duties under the Sierra Investment Advisory Agreement and the Sierra Administration Agreement.

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Remedies; Specific Performance

Except as otherwise provided in the MDLY Merger Agreement, any and all remedies expressly conferred upon a party pursuant to the MDLY Merger Agreement will be deemed cumulative with and not exclusive of any other remedy conferred by the MDLY Merger Agreement, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

The parties further agreed that irreparable damage would occur in the event that any provision of the MDLY Merger Agreement to be performed by either party was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties acknowledged and agreed that in the event of any breach or threatened breach by either party of any of its respective covenants or obligations set forth in the MDLY Merger Agreement, the non-breaching party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of the MDLY Merger Agreement and to specifically enforce the terms and provisions of the MDLY Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under the MDLY Merger Agreement. Each party agreed not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of the MDLY Merger Agreement by such party, and to specifically enforce the terms and provisions of the MDLY Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under the MDLY Merger Agreement. The parties further agreed that (i) by seeking the remedies provided for in the MDLY Merger Agreement, neither party shall in any respect waive its right to seek any other form of relief that may be available to a party under the MDLY Merger Agreement (including monetary damages) in the event that the MDLY Merger Agreement has been terminated or in the event that the remedies provided for in the MDLY Merger Agreement are not available or otherwise are not granted, and (ii) nothing set forth in the provision of the MDLY Merger Agreement governing equitable remedies shall require either party to institute any proceeding for (or limit such party’s right to institute any proceeding for) specific performance or as a condition to exercising any termination right under the MDLY Merger Agreement (and pursuing damages after such termination), nor shall the commencement of any legal proceeding restrict or limit such party’s right to terminate the MDLY Merger Agreement or pursue any other remedies under the MDLY Merger Agreement that may be available then or thereafter.

Notwithstanding anything to the contrary contained in the MDLY Merger Agreement, the parties expressly acknowledged and agreed that the right to receive the MDLY Merger Termination Fee in the circumstances in which the MDLY Merger Termination Fee is payable shall be the sole remedy with respect to termination of the MDLY Merger Agreement in those circumstances, and to the extent Sierra or MDLY is entitled to receive the MDLY Merger Termination Fee, the receipt of such amounts shall be deemed to be full and final payment for any and all losses or damages suffered or incurred by Sierra or MDLY, as applicable, or any of their respective affiliates or any other person in connection with the MDLY Merger Agreement (and the termination thereof), the transactions contemplated thereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of Sierra nor any of its affiliates, or MDLY or any of its affiliates, as applicable, or any other person shall be entitled to bring or maintain any other claim against MDLY or Sierra, as applicable, or any of their affiliates arising out of the MDLY Merger Agreement, any of the transactions contemplated thereby or any matters forming the basis for such termination.

Amendment and Waiver

The MDLY Merger Agreement may be amended by the parties, by action taken or authorized by the MDLY Board, the MDLY Special Committee, the Sierra Board and the Sierra Special Committee, at any time before or after receipt of MDLY Stockholder approval or the Sierra Stockholder approval; provided that, following receipt of MDLY Stockholder approval or Sierra Stockholder approval, there may not be, without further approval of such stockholders, any amendment of the MDLY Merger Agreement that requires further approval of the MDLY Stockholders or Sierra Stockholders under applicable law. The MDLY Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

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Governing Law; Jurisdiction

The MDLY Merger Agreement is governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. Under the MDLY Merger Agreement, each of Sierra, Merger Sub and MDLY irrevocably and unconditionally submitted, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, any Federal court of the United States of America sitting in the State of Delaware, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “Delaware Courts”), in any action or proceeding arising out of or relating to the MDLY Merger Agreement or the agreements delivered in connection therewith or the transactions contemplated by the MDLY Merger Agreement or such other agreements or for recognition or enforcement of any judgment relating thereto, and each of the parties irrevocably and unconditionally (i) agreed not to commence any such action or proceeding except in the applicable Delaware Court, (ii) agreed that any claim in respect of any such action or proceeding may be heard and determined in the applicable Delaware Court, (iii) waived, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable Delaware Court, and (iv) waived, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable Delaware Court. Each of the parties further agreed that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law, and irrevocably consented to service of process in the manner provided for by applicable law.

Other Agreements

In connection with the MDLY Merger Agreement, MDLY, Medley LLC, Medley Group LLC, the Medley LLC Unitholders and Sierra entered into a Termination, Waiver and Lockup Agreement (the “Tax Receivables Termination Agreement”) pursuant to which the relevant parties agreed that:

●	the Tax Receivable Agreement will be terminated, effective as of the MDLY Merger Effective Time;

●	the existing registration rights agreement (the “Registration Rights Agreement”) between MDLY, Medley Group LLC and the Medley LLC Unitholders (other than MDLY) will be terminated, effective as of the MDLY Merger Effective Time;

●	the Medley LLC Unitholders (other than MDLY) waived any right they may have to sell or exchange Medley LLC Units except as contemplated by the MDLY Merger Agreement;

●	the Medley LLC Unitholders agreed to not sell the shares of Sierra Common Stock to be received by them in connection with the MDLY Merger for one year from the MDLY Merger Effective Date, subject to certain exceptions specified therein; and

●	the parties agreed to mutual releases with respect to the Exchange Agreement, the Tax Receivable Agreement and the Registration Rights Agreement.

In addition, also in connection with the MDLY Merger Agreement, parties to existing Unit Award Agreements relating to Medley Restricted Units entered into amendments of such agreements in order to reflect provisions in such agreements that are consistent with the treatment set forth in the MDLY Merger Agreement.

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ACCOUNTING TREATMENT

The following describes the accounting treatment for both the MCC Merger and the MDLY Merger. The Mergers are intended to qualify as tax-free reorganizations for U.S. federal income tax purposes under Section 368(a) of the Code.

The MCC Merger

The MCC Merger will be accounted for in accordance with ASC 805, Business Combinations, which requires the determination of whether the transaction should be accounted for as a business combination or as an asset acquisition. Sierra will treat the MCC Merger as an asset acquisition, and Sierra will account for the asset acquisition by allocating the purchase price to the acquired assets and liabilities assumed based on their relative acquisition-date fair values. The transaction costs incurred in the MCC Merger are considered a component of the consideration transferred and, as such, will be capitalized as a component of the cost of the net assets acquired. Accounting for the MCC Merger as an asset acquisition will not give rise to any goodwill.

Under the MCC Merger Agreement, MCC Stockholders will receive 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock. In asset acquisition transactions in which the consideration given is not in the form of cash, the measurement of the consideration transferred is based on the fair value of the consideration given or the fair value of the net assets acquired, whichever is more clearly evident and, thus, a more reliable measure. As of the date of this Joint Proxy Statement/Prospectus, management has determined that the fair value of the consideration given is more clearly evident and reliable. Therefore, Sierra expects to measure the consideration transferred at the MCC Merger Closing Date based on Sierra’s latest available NAV per share as of the MCC Merger Closing Date multiplied by the number of shares to be issued to acquire all of the outstanding shares of MCC. Management will continue to monitor for available information leading up to the MCC Merger that would indicate the fair value of the net assets acquired is more clearly evident and a more reliable measure than the fair value of the consideration given. The final determination of the fair value of the consideration transferred ultimately will be determined as of the MCC Merger Closing Date.

The MDLY Merger

Sierra will account for its acquisition of its interest in MDLY as an investment at fair value on its statement of assets and liabilities, in accordance with ASC 946-320, “Financial Services – Investment Companies – Investments – Debt and Equity Securities.” Sierra will apply the guidance in ASC 946-810, “Financial Services – Investment Companies – Application of Consolidation Guidance,” in determining whether to consolidate an investee that is not an investment company. Consistent with the guidance in ASC 946-810, the Combined Company will not consolidate Merger Sub following the Mergers based on the fact that Merger Sub will not be an investment company and the initial determination that Merger Sub will not be providing substantially all of its services to the Combined Company following the Mergers. Sierra will measure the purchase price at its transaction cost. Therefore, Sierra expects to measure the purchase price on the MDLY Merger Closing Date based on Sierra’s latest available NAV per share as of the MDLY Merger Closing Date multiplied by the number of shares to be issued to acquire all of the outstanding shares of MDLY Class A Common Stock, as well as the cash consideration given and transaction costs incurred.

Subsequent to the MDLY Merger, management will continue to evaluate whether Merger Sub provides substantially all of its services to the Combined Company on an ongoing basis. As long as it is determined that Merger Sub is not providing substantially all of its services to the Combined Company, the Combined Company expects to continue to account for its investment in Merger Sub at fair value with any changes in fair value recognized in net income and dividends received by the Combined Company from Merger Sub recognized as dividend income on the ex-dividend date, to the extent they do not represent a return of capital. However, if management determines in the future that Merger Sub is providing substantially all of its services to the Combined Company, the Combined Company may be required to consolidate Merger Sub in the future.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

Scope of Discussion

The following is a general discussion of the material U.S. federal income tax consequences of the Mergers to holders of MCC Common Stock and MDLY Class A Common Stock that exchange their shares of such common stock for the MCC Merger Consideration or MDLY Merger Consideration, as applicable, and certain material U.S. federal income tax considerations relating to Sierra’s qualification and taxation as a RIC and the ownership and disposition of Sierra Common Stock. This discussion does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed.

This discussion is based, and the tax opinions referred to in the following paragraphs will be based, on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS in each case in effect as of the date of this Joint Proxy Statement/Prospectus or the date of the tax opinion, as the case may be. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of MCC Common Stock, MDLY Class A Common Stock or Sierra Common Stock after the Mergers. No rulings have been or will be sought from the IRS regarding the matters discussed below, and the tax opinions of counsel to be received in connection with the Mergers will not be binding on the IRS or any court. There can be no assurance the IRS or a court will not take a contrary position to those discussed below or in the tax opinions, including regarding the tax consequences of the Mergers or any related transactions.

This discussion is limited to holders of MCC Common Stock, MDLY Class A Common Stock and Sierra Common Stock that hold their respective MCC Common Stock, MDLY Class A Common Stock or Sierra Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment) as of the date of this Joint Proxy Statement/Prospectus. This discussion does not address all U.S. federal income tax consequences of the Mergers or other tax matters relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to a holder of MCC Common Stock, MDLY Class A Common Stock or Sierra Common Stock subject to special rules, including, without limitation:

●	U.S. expatriates and former citizens or long-term residents of the U.S.;

●	persons subject to the alternative minimum tax;

●	persons holding common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

●	banks, insurance companies, and other financial institutions;

●	brokers, dealers or traders in securities;

●	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

●	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

●	tax-exempt organizations or governmental organizations;

●	persons deemed to sell common stock under the constructive sale provisions of the Code;

●	persons who hold or receive common stock pursuant to the exercise of any employee stock option or otherwise as compensation;

●	tax-qualified retirement plans;

●	holders of MDLY Class B Common Stock; and

●	holders of Units who convert their Units (including Medley Restricted Units) for MDLY Class A Common Stock immediately before the MDLY Merger.

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If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds MCC Common Stock, MDLY Class A Common Stock or Sierra Common Stock, the tax treatment of an investor in the entity will depend on the status of the investor, the activities of the entity and certain determinations made at the investor level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes that hold MCC Common Stock, MDLY Class A Common Stock or Sierra Common Stock and the investors in such entities should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF MCC COMMON STOCK, MDLY CLASS A COMMON STOCK OR SIERRA COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE MERGERS, INCLUDING AN INVESTMENT IN SIERRA COMMON STOCK, ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

For purposes of this discussion, a “U.S. holder” is any beneficial owner of MCC Common Stock, MDLY Class A Common Stock or Sierra Common Stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the U.S.;

●	a corporation created or organized under the laws of the U.S., any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

A “non-U.S. holder” is any beneficial owner of MCC Common Stock, MDLY Class A Common Stock or Sierra Common Stock that is neither a U.S. holder nor an entity treated as a partnership for U.S. federal income tax purposes.

As discussed previously in this Joint Proxy Statement/Prospectus, upon completion of the Mergers, each share of MCC Common Stock and MDLY Class A Common Stock issued and outstanding immediately prior to the MCC Merger Effective Time or the MDLY Merger Effective Time, as applicable, will be converted into the right to receive the MCC Merger Consideration or MDLY Merger Consideration, as applicable, including Sierra Common Stock.

Tax Consequences of the Mergers

Tax Consequences of the MCC Merger

In General. The parties intend for the MCC Merger to qualify as a tax-free reorganization for U.S. federal income tax purposes. Unless waived, it is a condition to each of MCC’s and Sierra’s obligations to complete the MCC Merger that they receive an opinion (the “MCC Merger Tax Opinion”) from Eversheds Sutherland (US) LLP or other acceptable counsel, dated the MCC Merger Closing Date, to the effect that the MCC Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The MCC Merger Tax Opinion will be based on U.S. federal income tax law in effect on the MCC Merger Closing Date, and on representation letters provided by MCC and Sierra and on customary factual assumptions. The MCC Merger Tax Opinion will not be binding on the IRS or any court.

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If the MCC Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the MCC Merger can be summarized as follows:

●	No gain or loss will be recognized by either MCC or by Sierra reason of the MCC Merger.

●	Upon exchanging shares of MCC Common Stock for shares of Sierra Common Stock, a U.S. holder or non-U.S. holder of MCC Common Stock generally will not recognize gain or loss, except a holder will recognize gain or loss with respect to cash received instead of fractional shares of Sierra Common Stock (as discussed below).

●	The aggregate tax basis in the shares of Sierra Common Stock that a U.S. holder or non-U.S. holder of MCC Common Stock receives in the MCC Merger, including any fractional share interests deemed received and sold as described below, will equal such holder’s aggregate adjusted tax basis in the MCC Common Stock surrendered.

●	The holding period for shares of Sierra Common Stock that a U.S. holder or non-U.S. holder of MCC Common Stock receives in the MCC Merger (including a fractional share interest deemed received and sold as described below) will include such holder’s holding period for the shares of MCC Common Stock that the holder surrendered in the exchange.

Holders of MCC Common Stock should consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences of the MCC Merger in light of their own unique circumstances.

Cash Instead of a Fractional Share. If a U.S. holder or non-U.S. holder of MCC Common Stock receives cash instead of a fractional share of Sierra Common Stock in the MCC Merger, such U.S. holder or non-U.S. holder will be treated as having received the fractional share of Sierra Common Stock pursuant to the MCC Merger and then as having sold that fractional share of Sierra Common Stock for cash. As a result, such U.S. holder or Non-U.S. holder of MCC Common Stock generally will recognize gain or loss equal to the difference between the amount of cash received and the holder’s basis in the fractional share of Sierra Common Stock as set forth above. This gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the MCC Merger, the holding period for the shares (including the holding period of MCC Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Non-U.S. Holders of MCC Common Stock. Gain recognized by a non-U.S. holder of MCC Common Stock upon the exchange of MCC Common Stock, including any deemed sale of a fractional share of Sierra Common Stock as a result of receiving cash in lieu of such fractional share, should not be subject to U.S. federal income tax unless:

●	the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the U.S. to which such gain is attributable), in which case the non-U.S. holder generally should be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

●	the non-U.S. holder is a nonresident alien individual who is present in the U.S. for 183 days or more in the taxable year of the MCC Merger and certain other requirements are met, in which case the non-U.S. holder generally should be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. holder, if any, provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

●	MCC (or Sierra with respect to any fractional share deemed sold pursuant to the MCC Merger) is or has been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the MCC Merger and (ii) the non-U.S. holder’s holding period in the MCC Common Stock (or Sierra Common Stock, if applicable) and the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of the outstanding MCC Common Stock (or Sierra Common Stock, if applicable) at any time during the applicable period. Although there can be no assurances in this regard, neither MCC nor Sierra believes that it is or was a USRPHC for U.S. federal income tax purposes.

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Non-U.S. holders of MCC Common Stock should consult their tax advisors regarding the U.S. federal, state, local, and foreign tax consequences of MCC Merger in light of their own unique circumstances.

MCC Final Dividend. If MCC declares and pays a Final MCC Dividend, such Final MCC Dividend will be taxable to U.S. holders of MCC Common Stock as ordinary income or long-term capital gain to the extent of MCC’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of MCC Common Stock. If the Final MCC Dividend exceeds MCC’s current and accumulated earnings and profits, such Final MCC Dividend first will reduce a U.S. holder’s adjusted tax basis in such U.S holder’s MCC Common Stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. holder.

To the extent the Final MCC Dividend constitutes a dividend attributable to MCC’s “investment company taxable income” (“ICTI”), which is generally its net ordinary taxable income plus its net realized short-term capital gains in excess of its net realized long-term capital losses, if any, non-U.S. holders of MCC Common Stock whose distributions are not effectively connected with a U.S. trade or business (and, if an income tax treaty applies, attributable to a permanent establishment in the United States) will be subject to U.S. withholding tax at a 30% rate (subject to reduction or elimination pursuant to an applicable income tax treaty) unless an exception applies. No U.S. withholding tax will be imposed on the Final MCC Dividend to the extent such dividend is properly reported as “interest-related dividend” or “short-term capital gain dividend.” No assurance can be given that any portion of the Final MCC Dividend will be reported as an interest-related or short-term capital gain dividend. To the extent the Final MCC Dividend is properly reported as a capital gain dividend, non-U.S. holders of MCC Common Stock will not be subject to U.S. withholding tax and generally will not be subject to U.S. federal income tax except as discussed above under “— Non-U.S. Holders of MCC Common Stock.”

Holders of MCC Common Stock should consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences of the Final MCC Dividend in light of their own unique circumstances.

Tax Consequences of the MDLY Merger

In General. The parties intend for the MDLY Merger to qualify as a tax-free reorganization for U.S. federal income tax purposes. Unless waived, it is a condition to each of MDLY’s, the Merger Sub’s, and Sierra’s obligations to complete the MDLY Merger that they receive an opinion (the “MDLY Merger Tax Opinion,”) from Eversheds Sutherland (US) LLP or other acceptable counsel, dated the MDLY Merger Closing Date, to the effect that the MDLY Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The MDLY Merger Tax Opinion will be based on U.S. federal income tax law in effect on the MDLY Merger Closing Date, and on representation letters provided by MDLY and Sierra and on customary factual assumptions. The MDLY Merger Tax Opinion will not be binding on the IRS or any court.

If the MDLY Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the MDLY Merger can be summarized as follows:

●	No gain or loss will be recognized by MDLY, Merger Sub, or Sierra by reason of the MDLY Merger.

●	Upon exchanging shares of MDLY Class A Common Stock for shares of Sierra Common Stock, a U.S. holder or non-U.S. holder of MDLY Class A Common Stock generally will not recognize gain or loss, except a holder (i) will recognize gain (but not loss) in an amount equal to the lesser of the cash consideration received or the gain in such holder’s MDLY Class A Common Stock surrendered in exchange for Sierra Common Stock, and (ii) will recognize gain or loss with respect to cash received instead of fractional shares of Sierra Common Stock (as discussed below).

○	For purposes of determining the amount of gain in a holder’s MDLY Class A Common Stock, the Sierra Common Stock received in the exchange will have a value of $7.27 per share.

○	In addition, the First Dividend Shortfall Amount, if any, and/or the Second Dividend Shortfall Amount, if any payable to a holder of MDLY Class A Common Stock will be treated as additional cash consideration received in the MDLY Merger.

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●	The aggregate tax basis in the shares of Sierra Common Stock that a U.S. holder or non-U.S. holder of MDLY Class A Common Stock receives in the MDLY Merger, including any fractional share interests deemed received and sold as described below, will equal such holder’s aggregate adjusted tax basis in the MDLY Class A Common Stock surrendered decreased by the amount of cash consideration received (excluding the amount of any cash received with respect to a fractional share) and increased by the amount of gain, if any, recognized as a result of the exchange (excluding the amount of any gain recognized with respect to a fractional share).

●	The holding period for the shares of Sierra Common Stock that a U.S. holder or non-U.S. holder of MDLY Class A Common Stock receives in the MDLY Merger (including a fractional share interest deemed received and sold as described below) will include such holder’s holding period for the shares of MDLY Class A Common Stock that the holder surrendered in the exchange.

Gain recognized by a U.S. holder or non-U.S. holder of MDLY Class A Common Stock generally will be treated as capital gain. Capital gain, if any, will be long-term capital gain or loss if, as of the effective date of the MDLY Merger, the holding period for the shares of MDLY Class A Common Stock is greater than one year. In some cases, if a holder actually or constructively owns Sierra Common Stock other than Sierra Common Stock received pursuant to the MDLY Merger, the recognized gain could be treated as having the effect of a distribution of a dividend under the tests set forth in Section 302 of the Code, in which case such gain would be treated as dividend, and would be subject to the possible application of the extraordinary dividend provisions of the Code as discussed below under “— Tax Consequences of the Special Dividends.”

Holders of MDLY Class A Common Stock should consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences of the MDLY Merger in light of their own unique circumstances.

Cash Instead of a Fractional Share. If a U.S. holder or non-U.S. holder of MDLY Class A Common Stock receives cash instead of a fractional share of Sierra Common Stock in the MDLY Merger, such holder will be treated as having received the fractional share of Sierra Common Stock pursuant to the MDLY Merger and then as having sold that fractional share of Sierra Common Stock for cash. As a result, such holder generally will recognize gain or loss equal to the difference between the amount of cash received and the holder’s basis in the fractional share of Sierra Common Stock as set forth above. This gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the MDLY Merger, the holding period for the shares (including the holding period of MDLY Class A Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Non-U.S. Holders of MDLY Class A Common Stock. Gain recognized by a non-U.S. holder of MDLY Class A Common Stock upon the exchange of MDLY Class A Common Stock, including any deemed sale of a fractional share of Sierra Common Stock as a result of receiving cash in lieu of such fractional share, should not be subject to U.S. federal income tax unless:

●	the gain is effectively connected with a U.S. trade or business of such non-U.S. holder of MDLY Class A Common Stock (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the U.S. to which such gain is attributable), in which case the non-U.S. holder generally should be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

●	the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the MDLY Merger and certain other requirements are met, in which case the non-U.S. holder generally should be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. holder, if any, provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

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●	MDLY (or Sierra with respect to any fractional share deemed sold pursuant to the MDLY Merger) is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the MDLY Merger and (ii) the non-U.S. holder’s holding period in the MDLY Class A Common Stock (or Sierra Common Stock, if applicable) and the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of MDLY’s outstanding Class A Common Stock (or Sierra Common Stock, if applicable) at any time during the applicable period. Although there can be no assurances in this regard, neither MDLY nor Sierra believes that it is or was a USRPHC for U.S. federal income tax purposes.

Unless the Special Dividends or other cash consideration treated as a dividend under the tests set forth in Section 302 of the Code are treated as income effectively connected with a U.S. trade or business with respect to a non-U.S. holder (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the U.S. to which such dividends are attributable), amounts received by a non-U.S. holder treated as a dividend for U.S. federal income tax purposes generally will be subject to U.S. federal withholding tax at a 30% rate (or a reduced rate specified by an applicable income tax treaty). To obtain a reduced rate of withholding, a non-U.S. holder will be required to provide a properly executed applicable IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meet documentary evidence requirements establishing such non-U.S. holder’s entitlement to benefits under a treaty. A non-U.S. holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. If amounts received by a non-U.S. holder treated as a dividend for U.S. federal income tax purposes are treated as income effectively connected with a U.S. trade or business (and, if required by an applicable income tax treaty, attributable to a permanent establishment in the U.S.), such amounts will not be subject to the 30% withholding tax discussed above, but such income will be subject to U.S. federal income in the same manner as a U.S. holder of MDLY Class A Common Stock and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of MDLY Class A Common Stock should consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences of the MDLY Merger and the Special Dividends in light of their own unique circumstances.

Tax Consequences of the Special Dividends. The U.S. federal income tax treatment of the Special Dividends is uncertain. The parties intend to treat the Special Dividends as dividends paid by MDLY for U.S. federal income tax purposes to the extent of MDLY’s current and accumulated earnings and profits, as determined for U.S. federal income tax purposes. To the extent that the Special Dividends exceed MDLY’s current and accumulated earnings and profits, the excess will first reduce your basis in the MDLY Class A Common Stock, but not below zero, and then will be treated as gain from the sale of the MDLY Class A Common Stock.

MDLY cannot precisely determine its accumulated earnings and profits and cannot precisely estimate its current year earnings and profits until the end of its taxable year.  MDLY will determine its accumulated and current year earnings and profits when it is able to do so and will disclose the effects of its determination after the closing date of the Mergers.  However, the parties believe that MDLY presently has no accumulated earnings and profits, that MDLY will have no earnings and profits in the current year, and that to the extent that it has earnings and profits in the year of the Special Dividends they will be small.

If you are a corporate U.S. holder of MDLY Class A Common Stock, the amount of the Special Dividends that is treated as a dividend for U.S. federal income tax purposes will be eligible for the dividends-received deduction if you meet certain holding period and other applicable requirements. In addition, if (i) you are allowed a dividends-received deduction with respect to the Special Dividends, (ii) you held your MDLY Class A Common Stock for two years or less, and (iii) such Special Dividends constitute an extraordinary dividend, then your tax basis in the Sierra Common Stock will be reduced (but not below zero) by the nontaxed portion of the Special Dividends and, if the nontaxed portion of such dividends exceeds such tax basis, such excess will be treated as gain from the sale or exchange of your MDLY Class A Common Stock. You should consult your tax advisor regarding the potential applicability of the extraordinary dividend provisions of the Code with respect to the Special Dividends.

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Although the parties intend to treat the Special Dividends as dividends for U.S. federal income tax purposes to the extent of MDLY’s current and accumulated earnings and profits, it is possible that the IRS could challenge this treatment and take the position that the Special Dividends are additional consideration received in the MDLY Merger. If the IRS were successful in asserting that all or any portion of the Special Dividends were additional merger consideration, the Special Dividends would be treated as additional cash consideration received in the MDLY Merger for purposes of determining the amount of gain recognized by a holder of MDLY Class A Common Stock as a result of the MDLY Merger. “— Tax Consequences of the Special Dividends.”

Holders of MDLY Class A Common Stock should consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences of the Special Dividends in light of their own unique circumstances.

Information Reporting and Backup Withholding

A U.S. holder of MCC Common Stock or MDLY Class A Common Stock may, under certain circumstances, be subject to backup withholding with respect to the MCC Merger Consideration received pursuant to the MCC Merger, the Final MCC Dividend, the MDLY Merger Consideration received pursuant to the MDLY Merger and the Special Dividends, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the U.S. federal income tax liability of a U.S. holder of MCC Common Stock or MDLY Class A Common Stock, provided the required information is timely furnished to the IRS.

A non-U.S. holder of MCC Common Stock or MDLY Class A Common Stock will be subject to information reporting and, in certain circumstances, backup withholding with respect to the MCC Merger Consideration received pursuant to the MCC Merger, the Final MCC Dividend, the MDLY Merger Consideration received pursuant to the MDLY Merger and the Special Dividends, unless such holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the U.S. federal income tax liability of a non-U.S. holder of MCC Common Stock or MDLY Class A Common Stock, provided the required information is timely furnished to the IRS.

FATCA

Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on the portion of the MCC Final Dividend treated as a dividend for U.S. federal income tax purposes, the portion of the Special Dividends treated as dividends for U.S. federal income tax purposes or other cash consideration treated as a dividend in connection with the MDLY Merger under the tests set forth in Section 302 of the Code if paid to a “foreign financial institution” (“FFI”) or a “non-financial foreign entity” (“NFFE”) (each as defined in the Code), unless (1) the FFI undertakes certain diligence and reporting obligations, (2) the NFFE either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial U.S. owner, or (3) the FFI or NFFE otherwise qualifies for an exemption from these rules. If the payee is a FFI and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant FFIs and certain other account holders. FFIs located in jurisdictions that have an intergovernmental agreement with the U.S. governing FATCA may be subject to different rules.

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U.S. Federal Income Taxation of an Investment in Sierra Common Stock

Election to be Taxed as a RIC

As a BDC, Sierra has elected to be treated as a RIC under the Code. As a RIC, Sierra generally will not pay corporate-level U.S. federal income taxes on its income and net capital gains that it distributes to holders of Sierra Common Stock as dividends on a timely basis. Sierra will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gains. To qualify as a RIC, Sierra must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, Sierra must distribute to holders of Sierra Common Stock for each taxable year an amount equal to at least 90% of its ICTI (the “Annual Distribution Requirement”). Sierra’s SBIC subsidiary (formerly the SBIC Subsidiary prior to the Mergers) may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to Sierra that may be necessary to enable Sierra to maintain its status as a RIC. Sierra may have to request a waiver of the SBA’s restrictions for Sierra’s SBIC subsidiary to make certain distributions to maintain Sierra’s RIC status. Sierra cannot assure you that the SBA will grant such a waiver.

Taxation as a RIC

If Sierra:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement;

then Sierra will not be subject to U.S. federal income tax on the portion of its ICTI and net capital gain (generally, net realized long-term capital gain in excess of net realized short-term capital loss) Sierra distributes (or is deemed to distribute) to holders of Sierra Common Stock. Sierra will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to holders of Sierra Common Stock.

Sierra will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless Sierra distributes in a timely manner each calendar year an amount at least equal to the sum of (1) 98% of Sierra’s ordinary income for such calendar year, (2) 98.2% of Sierra’s capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and gains recognized, but not distributed, in preceding years and on which Sierra did not pay corporate-level U.S. federal income tax (the “Excise Tax Requirement”). Sierra generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

If Sierra borrows money, it may be prevented by loan covenants from declaring and paying dividends in certain circumstances. In addition, Sierra generally is not permitted to make distributions to holders of Sierra Common Stock while Sierra’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on Sierra’s payment of dividends may prevent Sierra from meeting the Annual Distribution Requirement, and may, therefore, jeopardize Sierra’s qualification for taxation as a RIC, or cause it to be subject to corporate-level U.S. federal income or U.S. federal excise tax on undistributed income and gains.

To qualify as a RIC for U.S. federal income tax purposes, Sierra generally must, among other things:

●	qualify to be treated as a BDC at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities or (b) net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP” (collectively, the “90% Income Test”); and

●	diversify its holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of that issuer; and

○	no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by Sierra and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

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Sierra may be required to recognize taxable income in circumstances in which it does not receive cash, such as income from hedging or foreign currency transactions. For example, if Sierra holds debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), Sierra must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Because any OID or other amounts accrued will be included in Sierra’s ICTI for the year of accrual, Sierra may be required to make a distribution to holders of Sierra Common Stock in order to satisfy the Annual Distribution Requirement, even though Sierra will not have received any corresponding cash amount.

Sierra’s ability to raise cash from other sources in order to satisfy the Annual Distribution Requirement may be limited by its status as a BDC and the requirements of the Investment Company Act, the covenants in loan documents and other agreements, and the other requirements of maintaining its qualification as a RIC. In addition, although Sierra is authorized to sell assets to satisfy the Annual Distribution Requirement and the Diversification Tests, Sierra’s ability to dispose of assets may be limited by (1) the illiquid nature of Sierra’s portfolio and (2) other requirements relating to Sierra’s status as a BDC or a RIC. If Sierra disposes of assets to satisfy the Annual Distribution Requirement and the Diversification Tests, Sierra may make such dispositions at times that, from an investment standpoint, are not advantageous. If Sierra is unable to raise cash from other sources or to dispose of assets to satisfy the Annual Distribution Requirement and the Diversification Tests, Sierra may fail to qualify as RIC, and therefore, become subject to corporate-level U.S. federal income tax.

Certain of Sierra’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. Sierra will monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that Sierra will be eligible for any such tax elections or that any elections Sierra makes will fully mitigate the effects of these provisions.

A portfolio company in which Sierra invests may face financial difficulty that requires Sierra to work-out, modify or otherwise restructure Sierra’s investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

Gain or loss recognized by Sierra from warrants acquired by Sierra as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long Sierra held a particular warrant.

Sierra’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, Sierra’s yield on those securities would be decreased. Holders of Sierra Common Stock will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by Sierra.

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If Sierra purchases shares in a “passive foreign investment company” (a “PFIC”), Sierra may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by Sierra to holders of Sierra Common Stock. Additional charges in the nature of interest may be imposed on Sierra in respect of deferred taxes arising from such distributions or gains. If Sierra invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, Sierra will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to Sierra. Alternatively, Sierra may elect to mark-to-market at the end of each taxable year Sierra Common Stock in such PFIC; in this case, Sierra will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Sierra’s ability to make either election will depend on factors beyond its control, and Sierra is subject to limitations which may limit the availability or benefit of these elections. Under either election, Sierra may be required to recognize in any year income in excess of Sierra’s distributions from PFICs and Sierra’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether Sierra satisfies the Excise Tax Requirement. In addition, the IRS and U.S. Treasury Department have issued proposed regulations that provide that the income inclusions from a QEF would not be good income for purposes of the 90% Income Test except to the extent Sierra receives a cash distribution from such entity in the same year attributable to the included income. Sierra will carefully monitor its investments to avoid disqualification as a RIC.

Sierra’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Sierra accrues income, expenses or other liabilities denominated in a foreign currency and the time Sierra actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Some of the income and fees that Sierra recognizes, such as management fees, may not be good income for purposes of the 90% Income Test. In order to ensure that such income and fees do not disqualify Sierra as a RIC for a failure to satisfy the 90% Income Test, Sierra may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While Sierra expects that recognizing income through such corporations will assist Sierra in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being treated as qualifying income for purposes of the 90% Income Test. If the amount of such income were too great and Sierra were otherwise unable to mitigate this effect, it could result in Sierra’s disqualification as a RIC. If, as Sierra expects, the structure is respected, such corporations will be required to pay corporate-level U.S. federal income tax on their earnings, which ultimately will reduce the yield on such income and fees.

If Sierra fails to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and is not eligible for relief as described above, Sierra will be subject to corporate-level U.S. federal tax in that year on all of its taxable income, regardless of whether Sierra makes any distributions to holders of Sierra Common Stock. In that case, the amount available to be distributed to holders of Sierra Common Stock would be reduced by the amount of tax paid. In addition, none of its dividends would be eligible to be reported as capital gain dividends, interest-related dividends, or short-term capital gain dividends. In contrast, assuming Sierra qualifies as a RIC, Sierra’s corporate-level U.S. federal income tax should be substantially reduced or eliminated. See “Election to Be Taxed as a RIC” above and “Risk Factors — Risks Relating to Sierra—U.S. Federal Income Tax Risks—Sierra will be subject to corporate-level U.S. federal income tax if it is unable to qualify for the tax treatment applicable to RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.”

If Sierra fails to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and is not eligible for relief as described above, Sierra will be subject to corporate-level U.S. federal tax in that year on all of its taxable income, regardless of whether Sierra makes any distributions to holders of Sierra Common Stock. In that case, the amount available to be distributed to holders of Sierra Common Stock would be reduced by the amount of tax paid. In addition, none of its dividends would be eligible to be reported as capital gain dividends, interest-related dividends, or short-term capital gain dividends. In contrast, assuming Sierra qualifies as a RIC, Sierra’s corporate-level U.S. federal income tax should be substantially reduced or eliminated. See “Election to Be Taxed as a RIC” above and “Risk Factors — Risks Relating to Sierra’s Business — Sierra may be subject to additional corporate-level U.S. federal income taxes if it fails to maintain its status as a RIC.”

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Taxation of Sierra Management, Inc.

Following the MDLY Merger, Sierra Management, Inc. is expected to be taxed as an ordinary C corporation. Consequently, it will be subject to corporate-level U.S. federal income tax on its net taxable income. Any distributions from Sierra Management, Inc. to Sierra will be treated as dividends to the extent of Sierra Management, Inc.’s current and accumulated earnings and profits. If Sierra qualifies as a RIC, distributions of such income by Sierra will generally be eligible to be treated as qualified dividend income (subject to holding period and other requirements) by U.S. holders of Sierra Common Stock as discussed below.

Net Operating Losses, Capital Loss Carryforwards and Unrealized Losses

For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of Sierra’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of Sierra’s next taxable year and the excess of Sierra’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of Sierra’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to corporate-level U.S. federal income tax, regardless of whether distributed to holders of Sierra Common Stock. A RIC cannot carry back or carry forward any net operating losses.

It is believed that transactions Sierra has undertaken, including the MCC Merger and MDLY Merger, have resulted in a limitation on Sierra’s ability to use both its own and MCC’s capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of Sierra’s own pre-acquisition assets and MCC’s assets Sierra acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to Sierra’s and MCC’s losses generally will equal the product of the NAV of each corporation immediately prior to the MCC Merger, respectively, and the “long-term tax-exempt rate,” published by the IRS, in effect at such time. As of September 2018, the long-term tax-exempt rate was 2.32%. Additionally, under Section 384 of the Code, Sierra may also be prohibited from using MCC’s loss carryforwards and unrealized losses against any of Sierra’s unrealized gains at the time of the MCC Merger, to the extent such gains are realized within five years following the MCC Merger. Future transactions Sierra enters into may further limit its ability to utilize losses.

Taxation of U.S. Holder of Sierra Common Stock

Whether an investment in the shares of Sierra Common Stock is appropriate for a U.S. holder will depend upon that person’s particular circumstances. An investment in the shares of Sierra Common Stock by a U.S. holder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of Sierra Common Stock by taxable U.S. holders and not by U.S. holders that generally are exempt from U.S. federal income taxation. U.S. holders of Sierra Common Stock should consult their own tax advisors before investing in shares of Sierra Common Stock.

Distributions on Sierra Common Stock

Distributions by Sierra generally are taxable to U.S. holders as ordinary income or long-term capital gain. Distributions of Sierra’s ICTI will be taxable as ordinary income to U.S. holders to the extent of Sierra’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of Sierra Common Stock. Distributions of Sierra’s net capital gain (which generally is the excess of Sierra’s net long-term capital gain over its net short-term capital loss) properly reported by Sierra as “capital gain dividends” will be taxable to U.S. holders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. holders’ holding periods for their Sierra Common Stock and regardless of whether the dividend is paid in cash or reinvested in additional Sierra Common Stock. Distributions in excess of Sierra’s earnings and profits first will reduce a U.S. holder’s adjusted tax basis in such holder’s Sierra Common Stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. holder of Sierra Common Stock. Sierra has made distributions in excess of its earnings and profits and may continue to do so in the future. As a result, a U.S. holder of Sierra Common Stock will need to consider the effect of Sierra’s distributions on such U.S. holder’s adjusted tax basis in Sierra Common Stock in their individual circumstances.

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A portion of Sierra’s ordinary income dividends, but not capital gain dividends, paid to corporate U.S. holders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that Sierra has received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of Sierra’s earnings and profits. Sierra expects only a small portion of its dividends to qualify for this deduction. Corporate U.S. holders of Sierra Common Stock should consult their own tax advisors in determining the application of these rules in their particular circumstances.

In general, “qualified dividend income” realized by non-corporate U.S. holders of Sierra Common Stock is taxable at the same rate as net capital gain. As long as certain requirements are met, Sierra’s dividends paid to non-corporate U.S. holders attributable to qualified dividend income may be treated by such U.S. holders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of Sierra’s earnings and profits. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. Sierra expects only a small portion of its dividends to qualify as qualified dividend income.

Although Sierra currently intends to distribute all of its net capital gain for each taxable year on a timely basis, Sierra may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a “deemed distribution.” In that case, among other consequences, Sierra will pay tax on the retained amount, each U.S. holder of Sierra Common Stock will be required to include such holder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. holder, and the U.S. holder will be entitled to claim a credit equal to such holder’s allocable share of the tax paid thereon by Sierra. The amount of the deemed distribution net of such tax will be added to the adjusted tax basis of a U.S. holder’s Sierra Common Stock. If the amount of tax that holders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain, such excess generally may be claimed as a credit against other U.S. federal income tax obligations of a U.S. holder of Sierra Common Stock or may be refunded to the extent it exceeds the holder’s liability for U.S. federal income tax. A U.S. holder of Sierra Common Stock that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for its share of the taxes Sierra paid. In order to utilize the deemed distribution approach, Sierra must provide a written statement to holders of Sierra Common Stock designating the deemed distribution after the close of the relevant taxable year. Sierra cannot treat any of its ICTI as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid deduction for that year, Sierra may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If Sierra makes such an election, the U.S. holder of Sierra Common Stock will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by Sierra in October, November or December of any calendar year, payable to holders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by U.S. holders of Sierra Common Stock on December 31 of the year in which the dividend was declared.

Sierra has the ability to declare a large portion of a dividend in shares of its stock. As long as a portion of such dividend is payable in cash at the election of holders of Sierra Common Stock and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. holders of Sierra Common Stock will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of Sierra stock, which may result in U.S. holders of Sierra Common Stock having to pay U.S. federal income tax on such dividends, even if no cash is received.

If investors purchase shares of Sierra Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to U.S. federal income tax on the distribution even though it represents a return of their investment. Sierra has built-up or has the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to holders of Sierra Common Stock.

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Sale or Other Disposition of Sierra Common Stock

A U.S. holder of Sierra Common Stock generally will recognize taxable gain or loss if the U.S. holder of Sierra Common Stock sells or otherwise disposes of such holder’s shares of Sierra Common Stock. The amount of gain or loss will be measured by the difference between such holder’s adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. holder of Sierra Common Stock has held its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of Sierra Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of Sierra Common Stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. holders of Sierra Common Stock that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in Sierra Common Stock). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. holders of Sierra Common Stock currently are subject to U.S. federal income tax on net capital gain at the same maximum rate that also applies to ordinary income. Non-corporate U.S. holders of Sierra Common Stock with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. holder of Sierra Common Stock in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. holders of Sierra Common Stock generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Taxation of Non-U.S. holders of Sierra Common Stock

Whether an investment in shares of Sierra Common Stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in shares of Sierra Common Stock by a non-U.S. holder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. holder. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of Sierra Common Stock by a Non-U.S. holder. Non-U.S. holders of Sierra Common Stock should consult their own tax advisors before investing in Sierra Common Stock.

Distributions on Sierra Common Stock

Distributions of Sierra’s ICTI to non-U.S. holders of Sierra Common Stock will be subject to U.S. withholding tax at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from Sierra’s current and accumulated earnings and profits unless an exception applies. In general, no U.S. withholding taxes will be imposed on dividends paid by Sierra to non-U.S. holders of Sierra Common Stock to the extent the dividends are properly reported by Sierra as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of net interest income or net short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. holder of Sierra Common Stock, and that satisfy certain other requirements. No assurance can be given that Sierra will report any of its distributions as interest-related or short-term capital gain dividends.

337

If a distribution of Sierra’s ICTI to non-U.S. holders of Sierra Common Stock is effectively connected with a U.S. trade or business of the non-U.S. holder (and, if an income tax treaty applies, attributable to a permanent establishment in the U.S. of such non-U.S. holder), such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons to the extent paid out of the Sierra’s current or accumulated earnings and profits. In that case, Sierra will not be required to withhold U.S. federal income tax if the non-U.S. holder of Sierra Common Stock complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. holder of Sierra Common Stock that is a foreign trust and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of Sierra’s net capital gain (which generally is the excess of Sierra’s net realized long-term capital gain over its net realized short-term capital loss) to a non-U.S. holder of Sierra Common Stock, and gains recognized by a non-U.S. holder of Sierra Common Stock upon the sale of Sierra Common Stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. holder of Sierra Common Stock (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the U.S.) or (b) the non-U.S. holder of Sierra Common Stock is an individual, has been present in the U.S. for 183 days or more during the taxable year, and certain other conditions are satisfied.

For a corporate non-U.S. holder of Sierra Common Stock, distributions (both actual and deemed), and gains recognized upon the sale of Sierra Common Stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. holders of Sierra Common Stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

If Sierra distributes its net capital gain in the form of deemed rather than actual distributions (which Sierra may do in the future), a non-U.S. holder of Sierra Common Stock will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. holder’s allocable share of the tax Sierra pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. holder of Sierra Common Stock must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Sierra has the ability to declare a large portion of a dividend in shares of its stock. As long as a portion of such dividend is payable in cash at the election of holders of Sierra Common Stock and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. holders of Sierra Common Stock will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though all or a portion of the dividend was paid in shares of Sierra Common Stock.

Information Reporting and Backup Withholding

Sierra or the applicable withholding agent will send to each U.S. holder of Sierra Common Stock, after the end of each calendar year, a notice reporting the amounts includible in such U.S. holder’s taxable income for such year as ordinary income, long-term capital gain, and qualified dividend income (if any). In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS.

Sierra (or the applicable withholding agent) may be required to withhold U.S. federal income tax from all distributions to any non-corporate U.S. holder of Sierra Common Stock (1) who fails to furnish Sierra with a correct taxpayer identification number or a certificate that such non-corporate U.S. holder is exempt from backup withholding or (2) with respect to whom the IRS notifies Sierra (or the applicable withholding agent) has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. federal income tax liability of a U.S. holder of Sierra Common Stock and may entitle such holder to a refund, provided that proper information is timely provided to the IRS.

A non-U.S. holder of Sierra Common Stock who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. holder of Sierra Common Stock provides Sierra or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.

338

FATCA

Withholding taxes may be imposed under FATCA on any dividends on Sierra Common Stock and, after December 31, 2018, the gross proceeds from a sale of Sierra Common Stock if paid to a FFI or a NFFE, unless (1) the FFI undertakes certain diligence and reporting obligations, (2) the NFFE either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial U.S. owner, or (3) the FFI or NFFE otherwise qualifies for an exemption from these rules. If the payee is a FFI and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant FFIs and certain other account holders. FFIs located in jurisdictions that have an intergovernmental agreement with the U.S. governing FATCA may be subject to different rules.

Reportable Transactions

Under U.S. Treasury regulations, if a holder of Sierra Common Stock recognizes a loss with respect to shares of $2 million or more for a non-corporate holder or $10 million or more for a corporate holder in any single taxable year (or a greater loss over a combination of years), the holder must file with the IRS a disclosure statement on Form 8886. Direct holders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Holders of Sierra Common Stock should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Failure to Qualify as a RIC

If Sierra were unable to qualify for treatment as a RIC, and relief were not available as discussed above, Sierra would be subject to tax on all of its taxable income at regular corporate rates. Sierra would not be able to deduct distributions to holders of Sierra Common Stock and would not be required to make distributions for tax purposes. Distributions generally would be taxable to holders of Sierra Common Stock as ordinary dividend income to the extent of Sierra’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. holders of Sierra Common Stock would be eligible for the dividends-received deduction. Distributions in excess of Sierra’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s tax basis, and any remaining distributions would be treated as a capital gain. If Sierra were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, Sierra would be subject to tax on any unrealized net built-in gains in the assets held by Sierra during the period in which Sierra failed to qualify as a RIC that are recognized within the subsequent 5 years, unless Sierra makes a special election to pay corporate-level U.S. federal income tax on such built-in gains at the time of its requalification as a RIC.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of Sierra Common Stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the U.S. federal income tax consequences of an investment in Sierra.

339

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Under the MCC Merger Agreement, subject to the completion of both the MCC Merger and the MDLY Merger, MCC Stockholders will receive 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock, subject to the payment of cash in lieu of fractional shares, resulting in approximately 43.9 million shares of Sierra Common Stock being issued in exchange for approximately 54.5 million shares of MCC Common Stock. The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Sierra, MCC and MDLY, which are included elsewhere in this Joint Proxy Statement/Prospectus. See “Index to Financial Statements.”

Under the MDLY Merger Agreement, subject to the completion of both the MCC Merger and the MDLY Merger, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares and Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and cash in an amount equal to $3.44 per share. Medley LLC Unitholders will convert their Medley LLC Units into shares of MDLY Class A Common Stock and such shares (to the extent issued and outstanding immediately prior to the MDLY Merger Effective Time, and other than any Dissenting Shares and any Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and $3.44 per share of cash consideration. In addition, holders of MDLY Class A Common Stock as of the applicable record dates (as further described in the section entitled “Description of the MDLY Merger Agreement”) also are entitled to receive special cash dividends, together with the First Dividend Shortfall Amount and the Second Dividend Shortfall Amount (if any and if applicable), in the aggregate amount of up to $0.65 per share of MDLY Class A Common Stock issued and outstanding as of such applicable record dates. In addition, Medley LLC Unitholders as of the applicable record date (as further described in the section entitled “Description of the MDLY Merger Agreement”) also are entitled to receive a special cash distribution, together with the First Dividend Shortfall Amount (if any and if applicable), in the aggregate amount of up to $0.35 per Medley LLC Unit outstanding as of such applicable record date. Each share of MDLY Class B Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares) will be canceled without consideration therefor. This results in total cash consideration of $118.2 million and approximately 11.7 million shares of Sierra Common Stock issued in exchange for approximately 30.6 million shares of MDLY Common Stock. The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of MDLY and Sierra, which are included elsewhere in this Joint Proxy Statement/Prospectus. See “Index to Financial Statements.”

The following unaudited pro forma condensed combined financial statements present the combination of the historical financial statements of MCC and Sierra adjusted to give effect to the MCC Merger with Sierra treated as the accounting acquirer. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017, and for the six months ended June 30, 2018, combine the historical statements of operations of Sierra and MCC, giving effect to the Mergers and related transactions as if they had been consummated on January 1, 2017, the beginning of the earliest period presented in these financial statements. The unaudited pro forma condensed combined statement of assets and liabilities combines the historical balance sheets of Sierra and MCC as of June 30, 2018, giving effect to the Mergers as if it had been consummated on June 30, 2018.  In connection with the MDLY Merger, Sierra will account for its acquisition of MDLY as an investment at fair value on its statement of assets and liabilities. As such the unaudited pro forma condensed combined financial statements have been adjusted to reflect MDLY as an investment at its estimated transaction cost as of June 30, 2018, and do not reflect the historical statements of operations of MDLY for the six months ended June 30, 2018, the twelve months ended December 31, 2017 or historical consolidated balance sheet as of June 30, 2018.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not necessarily indicate the results of operations or the combined financial position that would have resulted had the Mergers been completed at the beginning of the applicable period presented, nor the impact of any cost savings or other operational efficiencies that may be realized as a result of the Mergers. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial statements, the determination and allocation of the pro forma purchase price reflected in the unaudited pro forma condensed combined financial statements involves estimates, is subject to adjustment, and may vary significantly from the actual determination and allocation of purchase price that will be recorded upon completion of the Mergers. Additionally, the unaudited pro forma condensed combined financial statements do not include any estimated increase or decrease in net assets resulting from operations, portfolio investment acquisitions or dispositions, or other factors that may occur between June 30, 2018 and the completion of the Mergers.

Sierra, MCC, and MDLY cannot assure you that the Mergers will be completed as scheduled, or at all. See “Description of the Mergers,” “Description of the MCC Merger Agreement” and “Description of the MDLY Merger Agreement” for a description of the terms of the Mergers, and “Risk Factors” for a description of the principal risks relating to the Mergers, the Combined Company following the successful completion of the Mergers, Sierra, MCC, and MDLY.

340

Sierra Income Corporation
Pro Forma Condensed Combined Statement of Assets and Liabilities
As of June 30, 2018
Unaudited
(In thousands, except share and per share data)

	Historical Sierra	Historical MCC	Pro Forma Adjustments for MCC Merger	Notes	Pro Forma Sierra (Adjusted for MCC Merger)	Pro Forma Adjustment for MDLY Merger	Notes	Pro Forma Combined Company
Assets
Investments at fair value	$991,410	$634,868	$—		$1,626,278	$207,247	4(A)	$1,833,525
Cash and cash equivalents	99,033	144,002	(7,475)	3(A)	235,560	(71,948)	4(B)	163,612
Other assets	12,923	9,899	(355)	3(B)	22,467	—		22,467
Total assets	$1,103,366	$788,769	$(7,830)		$1,884,305	$135,299		$2,019,604
liabilities
Debt	$380,618	$424,257	$259	3(C)	$805,134	$50,000	4(C)	$855,134
Other liabilities	18,774	14,350	(312)	3(D)	32,812	1,184	4(D)	33,996
Total liabilities	399,392	438,607	(53)		837,946	51,184		889,130

Net assets	703,974	350,162	(7,777)	3(E)	1,046,359	84,115		1,130,474
Total liabilities and net assets	$1,103,366	$788,769	$(7,830)		$1,884,305	$135,299		$2,019,604
Total common shares outstanding	96,784,757	54,474,211	(10,622,471)	3(F)	140,636,497	11,733,096	4(E)	152,369,593
Net asset value per common share	$7.27	$6.43						$7.42

See accompanying notes to unaudited pro forma condensed combined financial statements

341

Sierra Income Corporation

Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2018

Unaudited

(In thousands, except share and per share data)

	Historical Sierra	Historical MCC	Pro Forma Adjustments for MCC Merger	Notes	Pro Forma Sierra (Adjusted for MCC Merger)	Pro Forma Adjustment for MDLY Merger	Notes	Pro Forma Combined Company
INVESTMENT INCOME
Interest and dividend income	$47,581	$29,581	$—		$77,162	$3,209	4(F)	$80,371
Fees and other income	1,670	1,399	—		3,069	—		3,069
Total investment income	49,251	30,980	—		80,231	3,209		83,440

EXPENSE
Interest and financing expenses	10,392	14,224	(1,275)	3(G)	23,341	1,188	4(G)	24,529
Base management fees	9,838	7,308	(312)	3(H)	16,834	1,184	4(H)	18,018
Incentive fees	—	—	—		—	—		—
Other expenses	5,345	5,320	(732)	3(J)	9,933	—		9,933
Total Expenses	25,575	26,852	(2,319)		50,108	2,372		52,480

Management fee waiver	—	(380)	380	3(H)	—	—		—

Net investment income before excise tax	23,676	4,508	1,939		30,123	837		30, 960
Excise tax expense	—	24	—		24	—		24
Net investment income	23,676	4,484	1,939		30,099	837		30,936
Net realized and unrealized gain/(loss) on investments	(30,015)	(59,929)	—		(89,944)	—		(89,944)
Net increase/(decrease) in net assets resulting from operations	$(6,339)	$(55,445)	$1,939		$(59,845)	$837		$(59,008)
Weighted average - basic and diluted earnings per common share	$(0.07)	$(1.02)			$(0.42)			$(0.38)
Weighted average - basic and diluted net investment income per common share	$0.24	$0.08			$0.21			$0.20
Weighted average common stock outstanding - basic and diluted	97,190,689	54,474,211	(10,622,471)	3(K)	141,042,429	13,074,908	4(J)	154,117,337
Distributions declared per common share	$0.32	$0.26			N/A			N/A

See accompanying notes to unaudited pro forma condensed combined financial statements

342

Sierra Income Corporation

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2017

Unaudited

(In thousands, except share and per share data)

	Historical Sierra	Historical MCC	Pro Forma Adjustments for MCC Merger	Notes	Pro Forma Sierra (Adjusted for MCC Merger)	Pro Forma Adjustment for MDLY Merger	Notes	Pro Forma Combined Company
INVESTMENT INCOME
Interest and dividend income	$99,623	$83,614	$—		$183,237	$23,111	4(F)	$206,348
Fees and other income	7,552	7,217	—		14,769	—		14,769
Total investment income	107,175	90,831	—		198,006	23,111		221,117

EXPENSE
Interest and financing expenses	18,259	30,388	(2,603)	3(G)	46,044	2,375	4(G)	48,419
Base management fees	21,233	17,326	(428)	3(H)	38,131	2,368	4(H)	40,499
Incentive fees	4,700	—	601	3(I)	5,301	14,005	4(I)	19,306
Other expenses	10,244	9,597	—		19,841	—		19,841
Total Expenses	54,436	57,311	(2,430)		109,317	18,748		128,065

Management fee waiver	—	(28)	28	3(H)	—	—		—

Net investment income before excise tax	52,739	33,548	2,402		88,689	4,363		93,052
Excise tax expense	236	134	—		370	—		370
Net investment income	52,503	33,414	2,402		88,319	4,363		92,682
Net realized and unrealized gain/(loss) on investments	(39,998)	(85,664)	—		(125,662)	—		(125,662)
Loss on extinguishment of debt	—	(1,097)	—		(1,097)	—		(1,097)
Net increase/(decrease) in net assets resulting from operations	$12,505	$(53,347)	$2,402		$(38,440)	$4,363		$(34,077)
Weighted average - basic and diluted earnings per common share	$0.13	$(0.98)			$(0.27)			$(0.22)
Weighted average - basic and diluted net investment income per common share	$0.55	$0.61			$0.63			$0.61
Weighted average common stock outstanding - basic and diluted	96,248,024	54,474,211	(10,622,471)	3(K)	140,099,764	13,074,908	4(J)	153,174,672
Distributions declared per common share	$0.64	$0.70			N/A			N/A

See accompanying notes to unaudited pro forma condensed combined financial statements

343

Sierra Income Corporation

Pro Forma Schedule of Investments

As of June 30, 2018

Unaudited

(Dollar Amounts in Thousands)

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

3SI Security Systems, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.25% Cash, 1.00% LIBOR Floor	6/16/2023	$—	$—	$—	$17,369	$17,369	$17,520	$17,369	$17,369	$17,520	1.5%
				—	—	—	17,369	17,369	17,520	17,369	17,369	17,520

AAAHI Acquisition Corporation	Transportation: Consumer	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor	12/15/2021	7,008	7,008	7,008	—	—	—	7,008	7,008	7,008	0.6%
		Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)	12/14/2018	1,742	1,742	1,742	—	—	—	1,742	1,742	1,742	0.2%
				8,750	8,750	8,750	—	—	—	8,750	8,750	8,750

Accupac, Inc.	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 4.50% Cash, 1.00% LIBOR Floor	9/14/2023	—	—	—	9,814	9,814	9,814	9,814	9,814	9,814	0.9%
				—	—	—	9,814	9,814	9,814	9,814	9,814	9,814

Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor	2/25/2022	5,929	5,752	5,583	—	—	—	5,929	5,752	5,583	0.5%
				5,929	5,752	5,583	—	—	—	5,929	5,752	5,583

Alpine SG, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)	11/16/2022	6,630	6,630	6,606	6,630	6,630	6,606	13,260	13,260	13,212	1.2%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor	11/16/2022	13,433	13,433	13,383	13,433	13,433	13,383	26,866	26,866	26,766	2.4%
				20,063	20,063	19,989	20,063	20,063	19,989	40,126	40,126	39,978

American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor	9/25/2023	7,250	7,250	7,323	6,500	6,500	6,565	13,750	13,750	13,888	1.2%
				7,250	7,250	7,323	6,500	6,500	6,565	13,750	13,750	13,888

344

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Amerijet Holdings, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor	7/15/2021	11,927	11,927	12,077	—	—	—	11,927	11,927	12,077	1.1%
				11,927	11,927	12,077	—	—	—	11,927	11,927	12,077

AMMC CLO 22, Limited Series 2018-22A	Multi-Sector Holdings	Subordinated Notes 15.238% effective yield (6) (7) (11)	4/25/2031	7,222	5,886	5,886	—	—	—	7,222	5,886	5,886	0.5%
				7,222	5,886	5,886	—	—	—	7,222	5,886	5,886

Answers Finance, LLC	High Tech Industries	Senior Secured Second Lien Term Loan Base Rate + 7.900%, 1.100% Cap (8)	9/15/2021	1,994	1,994	1,994	—	—	—	1,994	1,994	1,994	0.2%
		Common Stock - 389,533 shares		—	5,427	5,426	—	—	—	—	5,427	5,426	0.5%
				1,994	7,421	7,420	—	—	—	1,994	7,421	7,420

Apidos CLO XXIV, Series 2016-24A	Multi-Sector Holdings	Subordinated Notes 8.880% effective yield (6) (7) (11)	7/20/2027	18,358	14,375	15,084	—	—	—	18,358	14,375	15,084	1.3%
				18,358	14,375	15,084	—	—	—	18,358	14,375	15,084

Asurion, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 6.000%, 1.000% Floor	8/4/2025	5,950	5,950	6,032	—	—	—	5,950	5,950	6,032	0.5%
				5,950	5,950	6,032	—	—	—	5,950	5,950	6,032

345

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Autosplice, Inc.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 8.00% Cash, 1.00% LIBOR Floor	6/30/2019	—	—	—	13,984	13,984	13,983	13,984	13,984	13,983	1.2%
				—	—	—	13,984	13,984	13,983	13,984	13,984	13,983

Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor SIC	3/31/2022	25,000	25,000	25,000	—	—	—	25,000	25,000	25,000	2.2%
				25,000	25,000	25,000	0	0	0	25,000	25,000	25,000

Barry’s Bootcamp Holdings, LLC	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)	7/14/2022	8,571	8,571	8,523	7,629	7,629	7,583	16,200	16,200	16,106	1.4%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)	7/14/2022	1,120	1,120	1,112	880	880	880	2,000	2,000	1,992	0.2%
				9,691	9,691	9,635	8,509	8,509	8,463	18,200	18,200	18,098

Be Green Packaging, LLC	Containers, Packaging & Glass	Equity - 417 Common Units					—	416	—	—	416	—	—%
				—	—	—	0	416	0	—	416	—

Black Angus Steakhouses, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (5)	4/24/2020	18,867	18,867	18,483	7,547	7,547	7,393	26,414	26,414	25,876	2.3%
				18,867	18,867	18,483	7,547	7,547	7,393	26,414	26,414	25,876

BRG Sports, Inc.	Consumer Goods: Durable	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor	6/15/2023	7,700	7,700	7,700	—	—	—	7,700	7,700	7,700	0.7%
				7,700	7,700	7,700	0	0	0	7,700	7,700	7,700

Brook & Whittle Holding Corp.	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)	10/17/2023	3,027	3,027	3,027	1,324	1,324	1,324	4,351	4,351	4,351	0.4%
				3,027	3,027	3,027	1,324	1,324	1,324	4,351	4,351	4,351

BW NHHC Holdco Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor	5/15/2025	7,000	6,895	6,895	—	—	—	7,000	6,895	6,895	0.6%
				7,000	6,895	6,895	0	0	0	7,000	6,895	6,895

346

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Central States Dermatology Services, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)	4/20/2022	2,961	2,961	2,961	1,287	1,287	1,287	4,248	4,248	4,248	0.4%
				2,961	2,961	2,961	1,287	1,287	1,287	4,248	4,248	4,248

Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 4.750%	10/4/2024	5,358	5,346	5,350	—	—	—	5,358	5,346	5,350	0.5%
		Senior Secured First Lien Term Loan LIBOR + 4.750% (5)	10/4/2024	965	961	962	—	—	—	965	961	962	0.1%
				6,323	6,307	6,312	0	0	0	6,323	6,307	6,312

CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term Loan Base Rate + 5.500%, PIK (2)	4/1/2019	237	210	41	1,340	1,210	234	1,577	1,420	275	—%
		Senior Secured First Lien Term Loan Base Rate + 8.500%, PIK (2)	4/1/2019	1,766	717	—	10,009	4,061	—	11,775	4,778	—	—%
		Preferred Facility (Prime + 7.00% PIK (2)		—	—	—	5,884	—	—	5,884	—	—	—%
		Common Units - 273 units (8)		—	—	—	—	—	—	—	—	—	—%
				2,003	927	41	17,233	5,271	234	19,236	6,198	275

CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor	7/28/2025	9,901	9,870	9,829	4,010	3,992	3,981	13,911	13,862	13,810	1.2%
				9,901	9,870	9,829	4,010	3,992	3,981	13,911	13,862	13,810

347

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Crow Precision Components, LLC	Aerospace & Defense	Senior Secured First Lien Term Loan LIBOR + 8.50% Cash, 1.00% LIBOR Floor	9/30/2019	—	—	—	12,990	12,990	12,990	12,990	12,990	12,990	1.1%
				—	—	—	0	700	274	—	700	274	—%
				0	0	0	12,990	13,690	13,264	12,990	13,690	13,264

CSP Technologies North America, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor	1/31/2022	4,923	4,923	4,923	—	—	—	4,923	4,923	4,923	0.4%
				4,923	4,923	4,923	—	—	—	4,923	4,923	4,923

CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 9.00% Cash, 1.00% LIBOR Floor	12/1/2022	—	—	—	7,500	7,500	7,258	7,500	7,500	7,258	0.6%
				0	0	0	7,500	7,500	7,258	7,500	7,500	7,258

DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.500% Floor	11/10/2019	2,703	2,703	2,703	4,325	4,325	4,325	7,028	7,028	7,028	0.6%
		Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.500% Floor, PIK (2)	11/10/2019	10,131	9,208	837	16,209	14,896	1,339	26,340	24,104	2,176	0.2%
		Senior Secured First Lien Term Loan LIBOR + 12.250%, 1.500% Floor, PIK (2)	11/10/2019	8,851	7,257	—	14,162	11,601	—	23,013	18,858	—	—%
		Senior Secured First Lien Term Loan LIBOR + 13.250%, 1.500% Floor, PIK (2)	11/10/2019	8,361	2,941	—	13,378	4,701	—	21,739	7,642	—	—%
		Common Units - 2,000,000 units (8)		—	769	—	—	1,231	—	—	2,000	—	—%
				30,046	22,878	3,540	48,074	36,754	5,664	78,120	59,632	9,204

Dream Finders Homes, LLC	Construction & Building	Senior Secured First Lien Term Loan B LIBOR + 14.50% Cash	10/1/2018	—	—	—	2,644	2,634	2,644	2,644	2,634	2,644	0.2%
		Preferred Equity 8.00% PIK		—	—	—	3,790	3,790	3,790	3,790	3,790	3,790	0.3%
				0	0	0	6,434	6,424	6,434	6,434	6,424	6,434

Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 7.000%, 1.000% Floor	5/19/2021	10,000	10,042	10,000	—	—	—	10,000	10,042	10,000	0.9%
				10,000	10,042	10,000	—	—	—	10,000	10,042	10,000

348

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Dryden 38 Senior Loan Fund, Series 2015-38A	Multi-Sector Holdings	Subordinated Notes 12.114% effective yield (6) (7) (11)	7/15/2027	7,000	4,894	5,667	—	—	—	7,000	4,894	5,667	0.5%
				7,000	4,894	5,667	—	—	—	7,000	4,894	5,667

Dryden 43 Senior Loan Fund, Series 2016-43A	Multi-Sector Holdings	Subordinated Notes 9.705% effective yield (6) (7) (11)	7/20/2029	3,620	2,908	2,780	—	—	—	3,620	2,908	2,780	0.2%
				3,620	2,908	2,780	—	—	—	3,620	2,908	2,780

Dryden 49 Senior Loan Fund, Series 2017-49A	Multi-Sector Holdings	Subordinated Notes 13.164% effective yield (7) (11)	7/18/2030	17,233	15,193	14,919	—	—	—	17,233	15,193	14,919	1.3%
				17,233	15,193	14,919	—	—	—	17,233	15,193	14,919

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan 13.500% PIK + LIBOR (2)	5/6/2019	10,598	9,829	3,179	20,136	18,675	6,041	30,734	28,504	9,220	0.8%
				10,598	9,829	3,179	20,136	18,675	6,041	30,734	28,504	9,220

Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)	1/15/2021	9,443	9,443	9,443	—	—	—	9,443	9,443	9,443	0.8%
				9,443	9,443	9,443	—	—	—	9,443	9,443	9,443

Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor	7/18/2025	2,937	2,917	2,898	1,671	1,656	1,649	4,608	4,573	4,547	0.4%
				2,937	2,917	2,898	1,671	1,656	1,649	4,608	4,573	4,547

349

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

First Boston Construction Holdings, LLC	Banking, Finance, Insurance & Real Estate	Senior secured first lien notes 12.000% (8)	12/31/2020	9,965	9,965	9,965	—	—	—	9,965	9,965	9,965	0.9%
		Preferred Equity - 1,646,250 units		—	2,491	2,491	—	—	—	—	2,491	2,491	0.2%
				9,965	12,456	12,456	—	—	—	9,965	12,456	12,456

FKI Security Group, LLC	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor	3/30/2020	11,375	11,375	11,375	11,375	11,375	11,375	22,750	22,750	22,750	2.0%
				11,375	11,375	11,375	11,375	11,375	11,375	22,750	22,750	22,750

Footprint Acquisition, LLC	Services: Business	Preferred Equity 8.75% PIK		—	—	—	6,535	6,535	6,535	6,535	6,535	6,535	0.6%
		Equity - 150 Common Units		—	—	—	—	—	33	—	—	33	—%
				0	0	0	6,535	6,535	6,568	6,535	6,535	6,568

Freedom Powersports, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 10.00% Cash, 1.50% LIBOR Floor	9/26/2019	—	—	—	11,300	11,300	11,366	11,300	11,300	11,366	1.0%
				0	0	0	11,300	11,300	11,366	11,300	11,300	11,366

Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor	2/7/2023	13,256	13,256	13,389	9,601	9,601	9,697	22,857	22,857	23,086	2.0%
				13,256	13,256	13,389	9,601	9,601	9,697	22,857	22,857	23,086

Fusion Telecommunications International Inc.	Telecommunications	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor	5/4/2023	3,438	3,301	3,300	—	—	—	3,438	3,301	3,300	0.3%
				3,438	3,301	3,300	—	—	—	3,438	3,301	3,300

GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 10.250%, 1.000% Floor	1/20/2022	10,000	10,000	8,969	—	—	—	10,000	10,000	8,969	0.8%
				10,000	10,000	8,969	—	—	—	10,000	10,000	8,969

Global Accessories Group, LLC	Consumer goods: Non-durable	Equity - 3.8% Membership Interest		—	—	—	—	151	151	—	151	151	—%
				—	—	—	—	151	151	0	151	151

Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor	6/20/2023	3,693	3,693	3,693	—	—	—	3,693	3,693	3,693	0.3%
				3,693	3,693	3,693	—	—	—	3,693	3,693	3,693

350

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000% (2) (6) (8)	11/15/2016	767	755	123	—	—	—	767	755	123	—%
		Warrants - 0.00% of outstanding equity		—	29	—	—	—	—	—	29	—	—%
				767	784	123	—	—	—	767	784	123

HBC Holdings LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor	3/30/2020	11,813	11,813	11,515	—	—	—	11,813	11,813	11,515	1.0%
				11,813	11,813	11,515	—	—	—	11,813	11,813	11,515

Heligear Acquisition Co.	Aerospace & Defense	Senior secured first lien notes 10.250% (6)	10/15/2019	15,000	15,000	15,116	20,000	20,000	20,154	35,000	35,000	35,270	3.1%
				15,000	15,000	15,116	20,000	20,000	20,154	35,000	35,000	35,270

High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior secured first lien notes 8.875% (6) (12)	3/15/2025	2,000	2,000	891	—	—	—	2,000	2,000	891	0.1%
				2,000	2,000	891	—	—	—	2,000	2,000	891

Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor	5/29/2020	4,493	4,467	3,201	—	—	—	4,493	4,467	3,201	0.3%
				4,493	4,467	3,201	—	—	—	4,493	4,467	3,201

Hylan Datacom & Electrical LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor	7/25/2021	14,670	14,670	14,670	—	—	—	14,670	14,670	14,670	1.3%
				14,670	14,670	14,670	—	—	—	14,670	14,670	14,670

351

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

IHS Intermediate, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor	7/20/2022	25,000	25,000	25,000	—	—	—	25,000	25,000	25,000	2.2%
				25,000	25,000	25,000	—	—	—	25,000	25,000	25,000

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor	6/21/2023	8,950	8,838	8,313	3,000	2,961	2,786	11,950	11,799	11,099	1.0%
				8,950	8,838	8,313	3,000	2,961	2,786	11,950	11,799	11,099

Impact Sales, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor	6/27/2023	6,189	6,189	6,189	3,466	3,466	3,466	9,655	9,655	9,655	0.9%
				6,189	6,189	6,189	3,466	3,466	3,466	9,655	9,655	9,655

Interflex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor	8/18/2022	13,775	13,775	12,961	14,250	14,250	13,408	28,025	28,025	26,369	2.3%
				13,775	13,775	12,961	14,250	14,250	13,408	28,025	28,025	26,369

Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor	6/30/2020	23,100	23,100	23,100	—	—	—	23,100	23,100	23,100	2.0%
				23,100	23,100	23,100	—	—	—	23,100	23,100	23,100

IOP Monroe Acquisition, Inc.	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (5)	4/1/2022	950	950	950	—	—	—	950	950	950	0.1%
				950	950	950	—	—	—	950	950	950

Isagenix International, LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor	6/16/2025	2,000	1,989	2,000	—	—	—	2,000	1,989	2,000	0.2%
				2,000	1,989	2,000	—	—	—	2,000	1,989	2,000

Isola USA Corp.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 10.750%, 1.000% Floor (5)	1/2/2023	114	114	114	—	—	—	114	114	114	—%
		Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.000% Floor, PIK	1/2/2023	10,187	6,577	6,189	—	—	—	10,187	6,577	6,189	0.5%
		Common Units - 10,283,782 units (8) (11)		—	—	—	—	—	—	—	—	—	—%
				10,301	6,691	6,303	—	—	—	10,301	6,691	6,303

352

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Jackson Hewitt Tax Service Inc.	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 6.25% Cash, 1.00% LIBOR Floor	4/20/2023				7,000	7,000	7,000	7,000	7,000	7,000	0.6%
				0	0	0	7,000	7,000	7,000	7,000	7,000	7,000

JFL-WCS Partners, LLC	Environmental Industries	Preferred Units - 618,876 6.000%, PIK (8) (11)		—	619	619				—	619	619	0.1%
		Common Units - 66,764 units (11)		—	69	69				—	69	69	—%
				0	688	688	0	0	0	0	688	688

Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 9.250%, 1.000% Floor	5/1/2025	7,000	6,879	6,859	—	—	—	7,000	6,879	6,859	0.6%
				7,000	6,879	6,859	—	—	—	7,000	6,879	6,859

L&S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor	2/15/2022	11,084	11,084	11,173	19,951	19,951	20,111	31,035	31,035	31,284	2.8%
				11,084	11,084	11,173	19,951	19,951	20,111	31,035	31,035	31,284

Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term LIBOR + 10.00% Cash, 2.00% PIK	2/19/2019	—	—	—	5,899	5,737	5,849	5,899	5,737	5,849	0.5%
		Warrants - 0.81% of Outstanding Equity	2/19/2024	—	—	—	—	956	—	—	956	—	—%
				—	0	0	5,899	6,693	5,849	5,899	6,693	5,849

353

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Livingston International Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.250% Floor (11)	4/17/2020	4,613	4,504	4,326	—	—	—	4,613	4,504	4,326	0.4%
				4,613	4,504	4,326	—	—	—	4,613	4,504	4,326

LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor	6/6/2020	2,839	2,833	2,829	—	—	—	2,839	2,833	2,829	0.3%
				2,839	2,833	2,829	—	—	—	2,839	2,833	2,829

Magnetite XIX, Limited	Multi-Sector Holdings	Subordinated Notes LIBOR + 7.610% (6) (7) (11)	7/17/2030	2,000	1,875	1,871	—	—	—	2,000	1,875	1,871	0.2%
		Subordinated Notes 10.518% effective yield (6) (7) (11)	7/17/2030	13,730	11,972	10,708	—	—	—	13,730	11,972	10,708	0.9%
				15,730	13,847	12,579	—	—	—	15,730	13,847	12,579

Manna Pro Products, LLC	Consumer Goods: Non-durable	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)	12/8/2023	4,654	4,654	4,611	6,138	6,138	6,081	10,792	10,792	10,692	0.9%
				4,654	4,654	4,611	6,138	6,138	6,081	10,792	10,792	10,692

Nathan’s Famous, Inc.	Beverage & Food	Senior secured first lien notes 6.625% (6) (11) (12)	11/1/2025	4,950	4,966	4,997	—	—	—	4,950	4,966	4,997	0.4%
				4,950	4,966	4,997	—	—	—	4,950	4,966	4,997

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor	7/14/2022	13,802	13,794	13,802	—	—	—	13,802	13,794	13,802	1.2%
				13,802	13,794	13,802	—	—	—	13,802	13,794	13,802

Novetta Solutions, LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor	10/16/2023	11,000	10,921	10,226	—	—	—	11,000	10,921	10,226	0.9%
				11,000	10,921	10,226	—	—	—	11,000	10,921	10,226

354

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (2)	12/31/2018	12,535	11,685	6,673	12,535	11,684	6,673	25,070	23,369	13,346	1.2%
		Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (2)	12/31/2018	8,885	8,308	4,729	8,885	8,308	4,729	17,770	16,616	9,458	0.8%
				21,420	19,993	11,402	21,420	19,992	11,402	42,840	39,985	22,804

Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 9.500%, 1.000% Floor (8)	10/11/2021	14,611	14,191	13,719	10,960	10,600	9,857	25,571	24,791	23,576	2.1%
		Warrants - 3.65% of outstanding equity		—	670	—	—	500	—	—	1,170	—	—%
				14,611	14,861	13,719	10,960	11,100	9,857	25,571	25,961	23,576

Payless Holdings LLC	Retail	Common Stock - 37,126 shares (8)		—	543	543	—	—	—	—	543	543	—%
				—	543	543	—	—	—	—	543	543

PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor	9/3/2023	9,000	9,000	9,000	—	—	—	9,000	9,000	9,000	0.8%
				9,000	9,000	9,000	0	0	0	9,000	9,000	9,000

Point.360	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.00% PIK (2)	7/8/2020	—	—	—	2,104	2,104	1,052	2,104	2,104	1,052	0.1%
		Equity - 479,283 Common Units		—	—	—	—	129	—	—	129	—	—%
		Warrants - 2.8% of Outstanding Equity	7/8/2020	—	—	—	—	53	—	—	53	—	—%
				0	0	0	2,104	2,286	1,052	2,104	2,286	1,052

355

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Polymer Solutions Group Holdings, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor	6/30/2021	2,462	2,462	2,462	—	—	—	2,462	2,462	2,462	0.2%
				2,462	2,462	2,462	0	0	0	2,462	2,462	2,462

Press Ganey Holdings, Inc	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 6.500%, 1.000% Floor	10/21/2024	5,843	5,933	5,867	—	—	—	5,843	5,933	5,867	0.5%
				5,843	5,933	5,867	0	0	0	5,843	5,933	5,867

PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (5)	11/30/2021	8,002	8,002	7,952	—	—	—	8,002	8,002	7,952	0.7%
				8,002	8,002	7,952	0	0	0	8,002	8,002	7,952

Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.250% Floor	11/1/2019	2,000	2,000	2,000	—	—	—	2,000	2,000	2,000	0.2%
				2,000	2,000	2,000	0	0	0	2,000	2,000	2,000

Redwood Services Group, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)	6/6/2023	9,919	9,919	9,919	6,038	6,038	6,038	15,957	15,957	15,957	1.4%
				9,919	9,919	9,919	6,038	6,038	6,038	15,957	15,957	15,957

Resolute Investment Managers, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 7.500%, 1.000% Floor	4/30/2023	9,950	9,874	9,979	—	—	—	9,950	9,874	9,979	0.9%
				9,950	9,874	9,979	0	0	0	9,950	9,874	9,979

Rhombus Cinema Holdings, LP	Media: Diversified & Production	Preferred Equity 10.000% PIK - 7,449 shares (8) (11)		—	4,584	5,126	—	—	—	—	4,584	5,126	0.5%
		Common Units - 3,163 units (11)		—	3,163	933	—	—	—	—	3,163	933	0.1%
				—	7,747	6,059	—	—	—	—	7,747	6,059

356

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

RMS Holding Company, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor	11/16/2022	14,888	14,888	14,888	12,406	12,406	12,406	27,294	27,294	27,294	2.4%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)	11/16/2022	1,263	1,263	1,236	1,073	1,073	1,050	2,336	2,336	2,286	0.2%
				16,151	16,151	16,124	13,479	13,479	13,456	29,630	29,630	29,580

Safe Fleet Holdings LLC	Automotive	Senior Secured Second Lien Term Loan LIBOR + 6.750%, 1.000% Floor	2/2/2026	4,950	4,926	4,896	—	—	—	4,950	4,926	4,896	0.4%
				4,950	4,926	4,896	0	0	0	4,950	4,926	4,896

SavATree, LLC	Environmental Industries	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (5)	6/2/2022	4,132	4,132	4,132	1,907	1,907	1,907	6,039	6,039	6,039	0.5%
				4,132	4,132	4,132	1,907	1,907	1,907	6,039	6,039	6,039

Sendero Drilling Company, LLC	Energy: Oil & Gas	Warrants - 5.52% of Outstanding Equity	3/18/2019	—	—	—	—	794	429	—	794	429	—%
				—	—	—	0	794	429	0	794	429

Seotowncenter, Inc.	Services: Business	Equity - 3,249.697 Common Units		—	—	—	—	500	533	—	500	533	—%
				0	0	0	0	500	533	0	500	533

SFP Holding, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (5) (8)	9/1/2022	5,018	5,018	5,018	6,191	6,191	6,191	11,209	11,209	11,209	1.0%
		Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (5)	9/1/2022	2,000	2,000	2,000	1,108	1,108	1,108	3,108	3,108	3,108	0.3%
		Equity - 2.36% of outstanding equity		—	400	400	—	600	600	—	1,000	1,000	0.1%
				7,018	7,418	7,418	7,299	7,899	7,899	14,317	15,317	15,317

357

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Shift4 Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor	11/29/2024	9,950	9,858	9,896	—	—	—	9,950	9,858	9,896	0.9%
				9,950	9,858	9,896	0	0	0	9,950	9,858	9,896

Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor	7/31/2020	21,563	21,563	20,685	7,330	7,330	7,032	28,893	28,893	27,717	2.5%
				21,563	21,563	20,685	7,330	7,330	7,032	28,893	28,893	27,717

Simplified Logistics, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)	2/28/2022	18,763	18,763	18,642	—	—	—	18,763	18,763	18,642	1.6%
				18,763	18,763	18,642	0	0	0	18,763	18,763	18,642

Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor	4/29/2020	15,000	15,000	15,000	—	—	—	15,000	15,000	15,000	1.3%
				15,000	15,000	15,000	0	0	0	15,000	15,000	15,000

SMART Financial Operations, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 10.000%, 1.000% Floor (5) (8)	11/22/2021	6,400	6,400	6,403	4,800	4,800	4,802	11,200	11,200	11,205	1.0%
		Preferred Equity - 1,000,000 units (11)		1,000	1,000	1,160	700	700	812	1,700	1,700	1,972	0.2%
				7,400	7,400	7,563	5,500	5,500	5,614	12,900	12,900	13,177

Smile Doctors LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor	10/6/2022	4,380	4,380	4,354	—	—	—	4,380	4,380	4,354	0.4%
		Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (5)	10/6/2022	3,782	3,782	3,755	—	—	—	3,782	3,782	3,755	0.3%
				8,162	8,162	8,109	—	—	—	8,162	8,162	8,109

Sound Point CLO XX, Ltd.	Multi-Sector Holdings	Subordinated Notes 13.366% effective yield (6) (7) (11)	7/26/2031	4,489	4,073	4,072	—	—	—	4,489	4,073	4,072	0.4%
				4,489	4,073	4,072	—	—	—	4,489	4,073	4,072

Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor	6/2/2022	4,719	4,719	4,719	—	—	—	4,719	4,719	4,719	0.4%
				4,719	4,719	4,719	0	0	0	4,719	4,719	4,719

358

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)	2/17/2022	19,256	19,256	19,449	7,406	7,406	7,480	26,662	26,662	26,929	2.4%
				19,256	19,256	19,449	7,406	7,406	7,480	26,662	26,662	26,929

Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.00% Cash, 0.75% LIBOR Floor	8/19/2019	—	—	—	3,788	3,788	3,781	3,788	3,788	3,781	0.3%
		Equity - 263,814.43 Class A Units		—	—	—	—	264	282	—	264	282	—%
				—	—	—	3,788	4,052	4,063	3,788	4,052	4,063

Starfish Holdco LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 9.000%, 1.000% Floor	8/18/2025	4,000	3,946	3,978	4,000	3,944	3,978	8,000	7,890	7,956	0.7%
				4,000	3,946	3,978	4,000	3,944	3,978	8,000	7,890	7,956

TCH-2 Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor	11/6/2021	2,036	2,020	2,036	—	—	—	2,036	2,020	2,036	0.2%
				2,036	2,020	2,036	0	0	0	2,036	2,020	2,036

Team Car Care, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)	2/23/2023	15,550	15,550	15,550	—	—	—	15,550	15,550	15,550	1.4%
		Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)	2/23/2023	542	542	542	—	—	—	542	542	542	—%
				16,092	16,092	16,092	0	0	0	16,092	16,092	16,092

359

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Techniplas, LLC	Automotive	Senior Secured First Lien Notes 10.000% (6)	5/1/2020	6,000	6,000	5,381	—	—	—	6,000	6,000	5,381	0.5%
				6,000	6,000	5,381	0	0	0	6,000	6,000	5,381

The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (2)	5/24/2021	9,375	9,328	7,702	—	—	—	9,375	9,328	7,702	0.7%
				9,375	9,328	7,702	0	0	0	9,375	9,328	7,702

The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor	5/27/2022	7,500	7,500	7,500	—	—	—	7,500	7,500	7,500	0.7%
				7,500	7,500	7,500	0	0	0	7,500	7,500	7,500

Trans-Fast Remittance LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 8.00% Cash, 1.00% LIBOR Floor	12/2/2021	—	—	—	3,568	3,568	3,548	3,568	3,568	3,548	0.3%
		Revolving Credit Facility LIBOR + 8.00% Cash, 1.00% LIBOR Floor	12/2/2021	—	—	—	1,875	1,875	1,867	1,875	1,875	1,867	0.2%
				—	—	—	5,443	5,443	5,415	5,443	5,443	5,415

Transocean Phoenix 2 Ltd.	Energy: Oil & Gas	Senior Secured First Lien Notes 7.750% (6) (12)	10/15/2024	6,375	6,279	6,825	—	—	—	6,375	6,279	6,825	0.6%
				6,375	6,279	6,825	0	0	0	6,375	6,279	6,825

True Religion Apparel, Inc.	Retail	Senior Secured First Lien Term Loan 10.000%	10/27/2022	147	140	138	—	—	—	147	140	138	—%
		Common Stock - 1,964 shares (8)		—	—	—	—	—	—	—	—	—	—%
		Warrants - 0.10% of outstanding equity (8)		—	—	—	—	—	—	—	—	—	—%
				147	140	138	0	0	0	147	140	138

U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 11.750%, 1.000% Floor	6/8/2020	5,500	5,500	5,500	—	—	—	5,500	5,500	5,500	0.5%
				5,500	5,500	5,500	0	0	0	5,500	5,500	5,500

U.S. Well Services, LLC	Energy: Oil & Gas	Warrants - 2.04% of outstanding equity (8)	2/21/2019	—	0	—	—	—	—	—	—	—	—%
				—	—	—	0	0	0	0	0	0

360

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Vail Holdco Corp.	Wholesale	Preferred Equity 12.500% PIK - 30,701 shares		—	20,098	20,042	10,371	9,945	9,918	10,371	30,043	29,960	2.7%
		Preferred Equity - 22,950 shares (8)		—	15,250	15,250	7,700	7,700	7,700	7,700	22,950	22,950	2.0%
		Warrants - 1.4725% of outstanding equity (8)		—	860	860	—	426	426	—	1,286	1,286	0.1%
				—	36,208	36,152	18,071	18,071	18,044	18,071	54,279	54,196

Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor	6/13/2019	3,896	3,891	3,896	—	—	—	3,896	3,891	3,896	0.3%
				3,896	3,891	3,896	0	0	0	3,896	3,891	3,896

Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.000% Floor	4/28/2023	694	629	626	808	731	729	1,502	1,360	1,355	0.1%
		Common units - 10,117 units (8)		—	260	260	—	302	302	—	562	562	—%
		Warrants - 12,192 warrants (8)		—	311	311	—	362	362	—	673	673	0.1%
				694	1,200	1,197	808	1,395	1,393	1,502	2,595	2,590

VOYA CLO 2016-2, LTD.	Multi-Sector Holdings	Subordinated Notes 7.250% effective yield (6) (7) (11)	7/19/2028	22,843	18,826	17,431	—	—	—	22,843	18,826	17,431	1.5%
				22,843	18,826	17,431	0	0	0	22,843	18,826	17,431

361

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Watermill-QMC Holdings, Corp.	Automotive	Equity - 3.6% partnership interest (8) (11)		—	902	1,215	—	518	698	—	1,420	1,913	0.2%
				—	902	1,215	0	518	698	0	1,420	1,913

Xebec Global Holdings, LLC	High Tech Industries	Senior Secured First Lien Delayed Draw LIBOR + 5.50% Cash, 1.00% LIBOR Floor	2/12/2024	—	—	—	3,591	3,591	3,591	3,591	3,591	3,591	0.3%
				—	—	—	3,591	3,591	3,591	3,591	3,591	3,591

Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (13)	10/8/2020	4,574	4,551	4,335	—	—	—	4,574	4,551	4,335	0.4%
				4,574	4,551	4,335	0	0	0	4,574	4,551	4,335

Total non-controlled/non-affiliated investments					$879,301	$829,965		$421,441	$358,756		$1,300,742	$1,188,721	105.2%

Controlled/affiliated investments

1888 Industrial Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (5)	9/30/2021	1,069	1,069	1,069	3,055	3,055	3,055	4,124	4,124	4,124	0.4%
		Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor	9/30/2021	3,144	3,144	3,144	8,984	8,984	8,984	12,128	12,128	12,128	1.1%
		Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, PIK	9/30/2021	7,423	6,516	6,729	21,210	18,614	19,225	28,633	25,130	25,954	2.3%
		Membership Units - 29,108.92 units (8)		—	—	—	—	—	—	—	—	—	—%
				11,636	10,729	10,942	33,249	30,653	31,264	44,885	41,382	42,206

362

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Access Media Holdings, LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan 5.000%, 5.000% PIK (2)	7/22/2020	7,739	7,422	5,142	8,845	8,446	5,876	16,584	15,868	11,018	1.0%
		Common Stock - 30 units (8) (11)		—	—	—	—	—	—	—	—	—	—%
		Preferred Equity - 3,000,000 units (8) (11)		—	1,400	—	1,600	1,600	—	1,600	3,000	—	—%
		Preferred Equity - 2,500,000 units (8)		—	700	—	800	800	—	800	1,500	—	—%
		Preferred Equity - 1,485,000 units (5) (8) (11)		—	693	(77)	792	792	(88)	792	1,485	(165)	—%
				7,739	10,215	5,065	12,037	11,638	5,788	19,776	21,853	10,853

Brantley Transportation LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan 12.00% PIK (2)	8/2/2017	—	—	—	12,432	9,000	6,160	12,432	9,000	6,160	0.5%
		Senior Secured First Lien Delayed Draw LIBOR + 5.00% Cash, 1.00% LIBOR Floor	8/2/2017	—	—	—	503	503	503	503	503	503	—%
		Equity - 7.5 Common Units		—	—	—	—	—	—	—	—	—	—%
				—	—	—	12,935	9,503	6,663	12,935	9,503	6,663

Capstone Nutrition, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (2)	9/25/2020	21,792	15,620	9,118	29,056	20,803	12,157	50,848	36,423	21,275	1.9%
		Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (2)	9/25/2020	9,429	6,869	3,945	12,572	9,154	5,260	22,001	16,023	9,205	0.8%
		Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK	9/25/2020	1,618	1,618	1,618	2,157	2,157	2,157	3,775	3,775	3,775	0.3%
		Common Stock - 5,130.10 shares (8)		—	0	—	—	—	—	—	—	—	—%
		Common Stock - 8,163.10 shares (8)		—	—	—	—	—	—	—	—	—	—%
		Common Stock - 16,492.70 shares (8)		—	300	—	—	400	—	—	700	—	—%
				32,839	24,407	14,681	43,785	32,514	19,574	76,624	56,921	34,255

363

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Charming Charlie LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor, 5.000% PIK	4/24/2023	3,044	3,044	3,044	—	—	—	3,044	3,044	3,044	0.3%
		Senior Secured First Lien Term Loan LIBOR + 1.000%, 1.000% Floor, 9.000% PIK (5)	4/24/2023	3,652	2,470	2,435	—	—	—	3,652	2,470	2,435	0.2%
		Common Stock - 34,923,249 shares (8)		—	—	—	—	—	—	—	—	—	—%
				6,696	5,514	5,479	—	—	—	6,696	5,514	5,479

JFL-WCS Partners, LLC	Environmental Industries	Preferred Units - 618,876 6.000%, PIK		—	—	—	1,166	1,166	1,166	1,166	1,166	1,166	0.1%
		Common Units - 196,352 units		—	—	—	—	130	130	—	130	130	—%
				—	—	—	1,166	1,296	1,296	1,166	1,296	1,296

JFL-NGS Partners, LLC	Construction & Building	Preferred Equity - A-2 Preferred (3.00% PIK)		—	—	—	31,469	31,469	31,469	31,469	31,469	31,469	2.8%
		Preferred Equity - A-1 Preferred (3.00% PIK)		—	—	—	4,072	4,072	4,072	4,072	4,072	4,072	0.4%
		Equity - 57,300 Class B Units		—	—	—	—	57	7,463	—	57	7,463	0.7%
				—	—	—	35,541	35,598	43,004	35,541	35,598	43,004

MCC Senior Loan Strategy JV I LLC	Multisector Holdings	Equity - 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	—	—	—	78,575	78,231	—	78,575	78,231	6.9%
				—	—	—	—	78,575	78,231	—	78,575	78,231

MCM 500 East Pratt Holdings, LLC	Banking, Finance, Insurance & Real Estate	Equity - 5,000,000 units (8) (11)		—	5,000	5,000	—	—	—	—	5,000	5,000	0.4%
				—	5,000	5,000	—	—	—	—	5,000	5,000

MCM Capital Office Park Holdings LLC	Banking, Finance, Insurance & Real Estate	Equity - 7,500,000 units (8) (11)		—	7,500	7,500	—	—	—	—	7,500	7,500	0.7%
				—	7,500	7,500	—	—	—	—	7,500	7,500

364

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Medley Chiller Holdings LLC	Services: Business	Equity - 85% interest (8) (11)		—	8,628	8,499	—	—	—	—	8,628	8,499	0.8%
				—	8,628	8,499	—	—	—	—	8,628	8,499

Nomida, LLC	Construction & Building	Equity 5,400,000 units (8) (11)		—	4,794	4,290	—	—	—	—	4,794	4,290	0.4%
				—	4,794	4,290	—	—	—	—	4,794	4,290

NVTN LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 4.00% Cash, 1.00% LIBOR Floor	11/9/2020	—	—	—	4,006	4,006	4,006	4,006	4,006	4,006	0.4%
		Senior Secured First Lien Term Loan B LIBOR + 9.25% PIK, 1.00% LIBOR Floor	11/9/2020	—	—	—	11,502	11,502	11,502	11,502	11,502	11,502	1.0%
		Senior Secured First Lien Term Loan C LIBOR + 12.00% PIK, 1.00% LIBOR Floor	11/9/2020	—	—	—	7,217	7,217	7,217	7,217	7,217	7,217	0.6%
		Equity - 787.4 Class A Units		—	—	—	—	9,551	1,910	—	9,551	1,910	0.2%
				—	—	—	22,725	32,276	24,635	22,725	32,276	24,635

OmniVere, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 13.00% PIK (2)	5/5/2019	—	—	—	28,461	22,881	13,693	28,461	22,881	13,693	1.2%
		Senior Secured First Lien Term Loan 8.00% PIK	5/5/2019	—	—	—	4,130	4,130	4,130	4,130	4,130	4,130	0.4%
		Unsecured Debt 8.00% PIK (2)	7/24/2025	—	—	—	28,329	22,728	—	28,329	22,728	—	—%
		Equity - 5,055.56 Common Units		—	—	—	—	873	—	—	873	—	—%
				—	—	—	60,920	50,612	17,823	60,920	50,612	17,823

365

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity - 87.5% ownership of SIC Senior Loan Strategy JV I LLC (11)		87,500	87,500	85,152	—	—	—	87,500	87,500	85,152	7.5%
				87,500	87,500	85,152	—	—	—	87,500	87,500	85,152

TPG Plastics LLC	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan Prime + 0.00% Cash	12/31/2019	—	—	—	401	401	401	401	401	401	—%
		Unsecured Debt 10.00% Cash		—	—	—	360	360	360	360	360	360	—%
		Unsecured Debt 1.00% Cash		—	—	—	647	647	647	647	647	647	0.1%
		Equity - 35 Class B Units		—	—	—	—	2,670	2,670	—	2,670	2,670	0.2%
				—	—	—	1,408	4,078	4,078	1,408	4,078	4,078

TwentyEighty, Inc.	Services: Business	Senior Secured First Lien Term Loan 1.000%, 7.000% PIK	3/31/2020	6,834	6,834	6,744	—	—	—	6,834	6,834	6,744	0.6%
		Senior Secured First Lien Term Loan 0.250%, 8.750% PIK	3/31/2020	6,397	6,007	5,687	—	—	—	6,397	6,007	5,687	0.5%
		Senior Secured First Lien Term Loan LIBOR + 3.500%, 1.000% Floor, 4.500% PIK (5)	3/31/2020	2,406	2,396	2,406	—	—	—	2,406	2,396	2,406	0.2%
		Common Units - 58,098 units (8)		—	—	—	—	—	—	—	—	—	—%
				15,637	15,237	14,837	—	—	—	15,637	15,237	14,837

366

				Sierra			MCC			Pro Forma Combined Company
Company (9)	Industry	Type of Investment (14)	Maturity	Par Amount	Cost	Fair Value	Par Amount (10)	Cost	Fair Value	Par Amount	Cost	Fair Value	% of Net Assets (1)

URT Acquisition Holdings Corporation	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 8.00% Cash, 2.00% LIBOR Floor	5/2/2022	—	—	—	14,967	14,967	14,967	14,967	14,967	14,967	1.3%
		Preferred Equity 12.00% PIK		—	—	—	5,851	5,851	5,851	5,851	5,851	5,851	0.5%
		Equity - 397,466 Common Units		—	—	—	—	12,937	12,938	—	12,937	12,938	1.1%
				—	—	—	20,818	33,755	33,756	20,818	33,755	33,756

US Multifamily, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan 10.00% Cash	9/10/2019	—	—	—	6,670	6,670	6,670	6,670	6,670	6,670	0.6%
		Equity - 33,300 Preferred Units		—	—	—	—	3,330	3,330	—	3,330	3,330	0.3%
				—	—	—	6,670	10,000	10,000	6,670	10,000	10,000

Total controlled/affiliated investments (3)					$179,524	$161,445		$330,498	$276,112		$510,022	$437,557	38.7%

Total Investments before Pro Forma Adjustments					$1,058,825	$991,410		$751,939	$634,868		$1,810,764	$1,626,278	143.9%

Pro Forma Adjustments:

MDLY (4)	Asset Management Services	Equity	N/A		—	—		—	—		207,247	207,247	18.3%
					$—	$—		$—	$—		$207,247	$207,247

Total Investments after Pro Forma Adjustments					$1,058,825	$991,410		$751,939	$634,868		$2,018,011	$1,833,525	162.2%

Derivative instrument - long exposure					Notional Amount	Unrealized Appreciation (Depreciation)					Notional Amount	Unrealized Appreciation (Depreciation)
Total return swap with Citibank, N.A. (Note 15)		Total Return Swap			172,317	(2,720)					172,317	(2,720)
					$172,317	$(2,720)					$172,317	$(2,720)

367

(1)	Percentage is based on pro forma Combined Company’s net assets of $1,130,474 as of June 30, 2018.

(2)	The investment was on non-accrual status as of June 30, 2018.

(3)	Affiliate Investments are defined by the Investment Company Act as investments in companies in which Sierra, MCC, or the Combined Company owns at least 5% but no more than 25% of the voting securities or Sierra, MCC, or the Combined Company are under common control with such portfolio company. Control Investments are defined by the Investment Company Act as investments in companies in which Sierra, MCC, or the Combined Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Represents Sierra’s acquisition of MDLY. Sierra will account for its acquisition of MDLY as an investment at fair value on its statement of assets and liabilities and schedule of investments in accordance with ASC 946-320, “Financial Services - Investment Companies - Investments - Debt and Equity Securities”.

(5)	The investment has an unfunded commitment as of June 30, 2018.

(6)	Securities are exempt from registration under Rule 144A of the Securities Act. These securities represent a fair value of $116,095 or 10.3% of the Combined Company’s net assets as of June 30, 2018 and are considered restricted securities.

(7)	This investment is in the equity class of a collateralized loan obligation (“CLO”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments.

(8)	Security is non-income producing.

(9)	All of the investments are domiciled in the United States except for Livingston International Inc., which is domiciled in Canada and AMMC CLO 22, Limited Series 2018-22A, Apidos CLO XXIV, Series 2016-24A, Dryden 38 Senior Loan Fund, Series 2015-38A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund, 2017-49A, Magnetite XIX, Limited, Sound Point CLO XX, Ltd. and VOYA CLO 2016-2, LTD. which are all domiciled in the Cayman Islands. All foreign investments were denominated in US Dollars. Certain investments also have international operations.

(10)	Par amount includes accumulated PIK interest and is net of repayments.

(11)	The investment is not a qualifying asset as defined under Section 55(a) of the Investment Company Act. Non-qualifying assets represent 20.5% of the Combined Company’s portfolio at fair value.

(12)	Represents securities in Level 2 in the ASC 820 table.

(13)	Represents securities in Level 1 in the ASC 820 table.

(14)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy.

(15)	An affiliated fund that is managed by an affiliate of SIC Advisors also holds an investment in this security.

(16)	Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. Sierra’s total exposure to CPI International, Inc., Imagine! Print Solutions, Inc., Keystone Acquisition Corp., New Media Holdings II, LLC, PetroChoice Holdings, LLC, Shift4 Payments, LLC, and The Octave Music Group, Inc. is $13,809 or 2.0%, $14,193 or 2.0%, $8,693 or 1.2%. $14,681 or 2.1%, $13,937 or 2.0%, $12,328 or 1.8%, and $8,446 or 1.2%, respectively, of Net Assets as of June 30, 2018.

368

The following is a summary of the TRS reference assets for the pro forma Combined Company as of June 30, 2018:

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
AmWINS Group, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)	1/25/2025	$4,000	$3,970	$4,014	$44
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	2/15/2024	5,041	5,031	5,068	37
Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(5)	1/23/2025	1,950	1,940	1,954	13
BCPE Eagle Buyer LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	3/18/2024	4,950	4,901	4,678	(223)
Brand Energy & Infrastructure Services, Inc.	Construction & Building	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(5)	6/21/2024	5,955	5,984	5,959	(24)
BW NHHC Holdco Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.000%(4)	5/15/2025	4,000	3,940	3,940	—
Comfort Holding, LLC	Consumer Goods: Durable	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(4)	2/5/2024	6,930	6,861	6,635	(225)
CPI Holdco, LLC	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(5)	3/21/2024	3,940	3,920	3,955	34
CPI International, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	7/26/2024	3,980	3,980	3,990	10
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	12/1/2021	990	970	958	(12)
Deliver Buyer, Inc.	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	5/1/2024	6,027	6,003	6,016	13
Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(5)	7/19/2024	2,993	2,993	2,976	(17)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(4)	4/11/2022	1,222	1,100	1,223	123
Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	4/22/2025	3,000	2,993	2,993	—
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(5)	6/21/2022	5,940	5,881	5,664	(216)
Iqor US Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	4/1/2021	4,498	4,408	4,482	74
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(5)	5/1/2024	1,835	1,835	1,831	(4)

369

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Kingpin Intermediate Holdings LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	7/3/2024	4,466	4,446	4,455	9
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(4)	4/26/2024	2,298	2,273	2,267	(7)
Kronos Incorporated	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(3)(5)	11/1/2024	2,000	1,980	2,055	75
LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(3)(4)	8/18/2022	4,703	4,655	4,773	118
Lightstone Holdco LLC	Utilities: Electric	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	1/30/2024	174	170	174	4
Lightstone Holdco LLC	Utilities: Electric	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	1/30/2024	2,716	2,662	2,725	63
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	7/15/2024	2,888	2,859	2,895	36
Loparex International B.V.	Metals & Mining	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(3)(5)	4/11/2025	1,500	1,493	1,493	—
Mastronardi Produce Limited	Beverage & Food	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(3)(4)	5/1/2025	1,000	998	1,003	5
MH SUB I, LLC	Services: Consumer	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(4)	9/15/2025	3,925	3,930	3,950	19
MH SUB I, LLC	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 2.750%, 1.000% Floor(4)	9/13/2024	3,592	3,589	3,589	(1)
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 0.750% Floor(4)	8/15/2025	3,950	3,911	3,912	2
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(4)	7/14/2022	877	879	877	(2)
Nine West Holdings, Inc.	Consumer Goods: Non-durable	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	10/8/2019	5,759	5,744	5,639	(106)
Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(5)	1/26/2023	8,810	8,673	6,343	(2,330)
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	8/22/2022	4,937	4,937	4,937	—

370

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Pre-Paid Legal Services, Inc.	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 3.250%(4)	5/1/2025	3,000	2,985	3,008	23
Preferred Proppants, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(4)	7/27/2020	5,903	5,593	5,549	(44)
Project Silverback Holdings Corp.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	8/21/2024	4,975	4,963	4,900	(62)
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	5/25/2023	3,210	3,194	3,194	—
Shift4 Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 4.500%, 1.000% Floor(4)	11/29/2024	2,444	2,432	2,444	12
Silversea Cruise Holding, Ltd.	Hotel, Gaming & Leisure	Senior Secured First Lien Notes 7.250%	2/1/2025	1,250	1,261	1,347	86
Sungard Availability Services Capital, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 7.000%, 1.000% Floor(4)	9/30/2021	7,829	7,797	7,203	(594)
Tensar Corporation	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(5)	7/9/2021	10,900	10,791	10,764	(27)
The KeyW Corporation	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 4.500%, 1.000% Floor(4)	5/8/2024	950	945	945	—
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(4)	5/28/2021	940	946	939	(7)
TravelCLICK, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	5/6/2021	4,670	4,653	4,711	58
United Road Services, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(4)	9/1/2024	1,921	1,911	1,928	17
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	6/1/2023	920	911	930	20
YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	7/26/2022	3,968	4,028	3,994	(33)
Total				$173,725	$172,317	$169,277	$(3,040)
Total accrued interest income, net of expenses							320
Total unrealized depreciation on TRS							$(2,720)

See accompanying notes to unaudited pro forma condensed combined financial statements

371

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Description of the Mergers and Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of Sierra, MCC and MDLY after giving effect to the completion of the Mergers and the assumptions described in the accompanying notes. The unaudited pro forma condensed combined statement of assets and liabilities as of June 30, 2018 gives effect to the Mergers as if they occurred on June 30, 2018. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2018 and twelve months ended December 31, 2017 give effect to the Mergers as if they occurred on January 1, 2017.

On August 9, 2018, Sierra, MCC and MDLY entered into definitive agreements for Sierra to acquire MCC and MDLY. MCC will merge with and into Sierra, with Sierra as the surviving company. The MCC Merger will be accounted for as an asset acquisition in accordance with ASC 805, Business Combinations. Simultaneously, MDLY will merge with and into Merger Sub, a wholly owned subsidiary of Sierra. Sierra will account for its acquisition of MDLY as an investment at fair value on its statement of assets and liabilities in accordance with ASC 946-320, “Financial Services - Investment Companies — Investments — Debt and Equity Securities”. Accordingly, Sierra will not consolidate MDLY in its financial statements. See “Accounting Treatment” for additional information.

The unaudited pro forma condensed combined financial statements presented in this Joint Proxy Statement/Prospectus are for illustrative purposes only and do not necessarily indicate the results of operations or the combined financial position that would have resulted had the Mergers been completed at the beginning of the applicable period presented, nor the impact of any cost savings, other operational efficiencies or other factors that may be realized as a result of the Mergers. The unaudited pro forma condensed combined financial statements are not indicative of the results of operations in future periods or the future financial position of the Combined Company.

Accounting periods presented

MCC and Sierra have different fiscal years. MCC’s fiscal year ends on September 30th, whereas Sierra’s fiscal year ends on December 31st. The unaudited pro forma condensed combined statement of assets and liabilities and statements of operations have been prepared utilizing the same periods as Sierra in accordance with Rule 11-02 of Regulation S-X. As both MCC and Sierra are investment companies subject to Regulation S-X Rules 6-01 to 6.10, the periods covered by the pro forma statements must be the same. The unaudited pro forma condensed combined statement of assets and liabilities as of June 30, 2018 combines MCC’s statement of assets and liabilities as of June 30, 2018 with Sierra’s statement of assets and liabilities as of June 30, 2018. The unaudited pro forma condensed combined statement of operations combines the historical results of MCC for the twelve months ended December 31, 2017 and the historical results of Sierra for the year ended December 31, 2017. MCC’s results for its twelve months ended December 31, 2017 were derived by adding the results of the three month period ended December 31, 2017 to its statement of operations for the year ended September 30, 2017 and subtracting the results of the three month period ended December 31, 2016. MCC’s results for its six months ended June 30, 2018 were derived by subtracting the results of the three month period ended December 31, 2017 to its statement of operations for the nine months ended June 30, 2018.

2.	Preliminary Purchase Price and Purchase Price Allocation

The MCC Merger

Under the MCC Merger Agreement, subject to the completion of both the MCC Merger and MDLY Merger, MCC Stockholders will receive 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock. In an asset acquisition transaction in which the consideration given is not in the form of cash, the measurement of the purchase price is based on either the cost, which is measured based on the fair value of the consideration given, or the fair value of the net assets acquired, whichever is more clearly evident and, thus, a more reliable measure. As of the date of this Joint Proxy Statement/Prospectus, management has determined that the fair value of the consideration given is more clearly evident and reliable. Therefore, Sierra expects to measure the consideration transferred at the MCC Merger Closing Date based on Sierra’s latest available NAV per share as of the MCC Merger Closing Date multiplied by the number of shares to be issued to acquire all of the outstanding shares of MCC Common Stock.

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The calculation of the purchase price and the allocation of the purchase price to the assets acquired and liabilities assumed, is as follows (in thousands, except share and per share data):

Calculation of MCC purchase price:
MCC Common Stock issued and outstanding	54,474,211
MCC Exchange Rate	.8050
Sierra Common Stock to be issued	43,851,740
Sierra net asset value per share as of June 30, 2018	$7.27
Value of equity consideration	$318,802
Add:
Transaction costs incurred by Sierra	2,500
Total purchase price	$321,302

Allocation of purchase price to assets acquired:
Cash and cash equivalents	$139,027
Investments	611,597
Other assets	9,544
Total assets acquired	760,168
Allocation of purchase price to liabilities assumed:
Debt	(424,516)
Other liabilities	(14,350)
Total liabilities assumed	(438,866)
Net assets acquired	$321,302

The total purchase price of $321.3 million is less than the acquisition date fair value of MCC’s net assets acquired of $344.6 million as of June 30, 2018. The difference of $23.3 million was allocated to the investments acquired which resulted in Sierra recording MCC’s investments below their fair value. Assuming there are no changes in the fair value of such investments, Sierra would record an unrealized gain of $23.3 million to mark such investments to their fair value at the end of the next reporting period. The pro forma condensed combined statement of assets and liabilities as of June 30, 2018 includes a pro forma adjustment to reflect this unrealized gain of $23.3 million as of June 30, 2018. The final purchase price of MCC’s net assets could differ materially from the amounts presented in the unaudited condensed combined pro forma financial statements due changes in the NAV of Sierra. A sensitivity analysis related to the fluctuation in the NAV per share of Sierra was performed to assess the impact of a hypothetical change of 10% in Sierra’s NAV as of June 30, 2018. A 10% increase or decrease in the NAV per share of Sierra would result in an increase or decrease to the total purchase price of $31.9 million. The final purchase price could differ significantly from the amounts presented in the unaudited condensed combined pro forma financial statements due to increases or decreases in net assets resulting from operations, portfolio investment acquisitions or dispositions, changes in fair value, or other factors that may occur between June 30, 2018 and the completion of the MCC Merger.

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The MDLY Merger

Under the MDLY Merger Agreement, subject to the completion of both the MCC Merger and MDLY Merger, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares and Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and cash in an amount equal to $3.44 per share. Medley LLC Unitholders will convert their Medley LLC Units into shares of MDLY Class A Common Stock and such shares (to the extent issued and outstanding immediately prior to the MDLY Merger Effective Time, and other than any Dissenting Shares and any Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and $3.44 per share of cash consideration. In addition, holders of MDLY Class A Common Stock as of the applicable record dates (as further described in the section entitled “Description of the MDLY Merger Agreement”) also are entitled to receive special cash dividends, together with the First Dividend Shortfall Amount and the Second Dividend Shortfall Amount (if any and if applicable), in the aggregate amount of up to $0.65 per share of MDLY Class A Common Stock issued and outstanding as of such applicable record dates. In addition, Medley LLC Unitholders as of the applicable record date (as further described in the section entitled “Description of the MDLY Merger Agreement”) also are entitled to receive a special cash distribution, together with the First Dividend Shortfall Amount (if any and if applicable), in the aggregate amount of up to $0.35 per Medley LLC Unit outstanding as of such applicable record date. Each share of MDLY Class B Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares) will be canceled without consideration therefor. For the complete terms relating to the purchase price consideration, see “Description of the MDLY Merger Agreement — Merger Consideration.”

MDLY will merge into a wholly owned subsidiary of Sierra and Sierra will account for such subsidiary in its financial statements as an investment at fair value on its statement of assets and liabilities. The purchase price and initial carrying value of Sierra’s investment in MDLY, is as follows (in thousands, except share and per share amounts):

Calculation of MDLY purchase price:
MDLY Class A Common Stock issued and outstanding	5,693,974
Medley LLC Units and Restricted Units held by members, other than MDLY, outstanding(1)	24,839,302
Director held MDLY RSUs outstanding(1)	53,523
30,586,799
MDLY Exchange Rate	.3836
Sierra Common Stock to be issued	11,733,096
Sierra net asset value per share as of June 30, 2018	$7.27
Value of equity consideration	$85,300
Add:
Payment of cash consideration of $3.44 per share of MDLY Class A Common Stock	105,219
Payment of cash consideration relating to the First Dividend Shortfall Amount and the Second Dividend Shortfall Amount	12,980
Transaction costs incurred by Sierra	3,748
Total purchase price and initial carrying value of Sierra’s investment in MDLY	$207,247

(1)	Will convert to MDLY Class A Common Stock immediately prior to MDLY Merger.

The final purchase price of Sierra’s investment in MDLY could differ significantly from the amounts presented in the unaudited condensed combined pro forma financial statements due changes in the NAV of Sierra. A sensitivity analysis related to the fluctuation in the NAV per share of Sierra was performed to assess the impact of a hypothetical change of 10% in Sierra’s NAV as of June 30, 2018. A 10% increase or decrease in the NAV per share of Sierra would result in an increase or decrease to the total purchase price of $8.5 million. The final purchase price could differ significantly from the amounts presented in the unaudited condensed combined pro forma financial statements due to increases or decreases in net assets resulting from operations, portfolio investment acquisitions or dispositions, changes in fair value, or other factors that may occur between June 30, 2018 and the completion of the MDLY Merger.

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3.	Preliminary Unaudited Pro Forma Adjustments for the MCC Merger

The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the results of operations or the combined financial position actually would have been had the MCC Merger been completed at the date indicated. Such information includes adjustments which are preliminary and may be revised. Such revisions may result in material changes. The results of operations and financial position shown herein is not necessarily indicative of what the results of operations and past financial position of the Combined Company would have been, nor necessarily indicative of the results of operations and financial position of the post-MCC Merger periods.

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined statement of assets and liabilities:

(A)	Cash and cash equivalents

The adjustment to cash and cash equivalents reflects the payment of estimated transaction costs directly related to the MCC Merger by Sierra and MCC in the amount of $2.5 million and $5.0 million, respectively. These amounts have not been reflected in the unaudited pro forma condensed combined statements of operations as they would not meet the continuing impact criterion due to their nonrecurring nature.

(B)	Other assets

The adjustment reflects the write off of MCC’s deferred offering costs of $0.4 million because the asset has no economic value.

(C)	Debt

The adjustment to debt reflects (i) the write off of $12.4 million of debt issuance costs related to the MCC’s revolving credit facility, notes payable and SBA debentures payable offset by (ii) an adjustment of $12.1 million to reflect MCC’s notes payable at fair value.

(D)	Other liabilities

The adjustment to other liabilities reflects the impact of the pro forma adjustments on the management fee calculation and the resulting change in management fees payable as a result of recalculating the management and incentive fee expense in accordance with the Sierra Investment Advisory Agreement.

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(E)	Net Assets

The adjustment to net assets represents the elimination of the historical assets of MCC and the issuance of Sierra Common Stock to finance the MCC Merger as follows (in thousands):

Fair value of net assets acquired of MCC	$344,573
Adjustment to acquisition date fair value to represent purchase price of net assets acquired in accordance with the acquisition method of accounting	(23,271)
Net assets acquired – See Note 2	321,302
Less historical value of net assets of MCC as of June 30, 2018	(350,162)
Pro forma adjustment to net assets	(28,860)
Unrealized gain associated with difference between purchase price and acquisition date fair value of net assets acquired	23,271
Decrease in Sierra cash to reflect the payment of estimated transaction costs	(2,500)
Pro forma adjustment on the management fee calculation	312
Pro forma adjustment to net assets	$(7,777)

(F)	Total Shares Outstanding

The adjustment to total shares outstanding as of June 30, 2018 represents the elimination of the historical shares outstanding of MCC Common Stock and the issuance of Sierra Common Stock to acquire the outstanding shares of MCC Common Stock as follows:

Elimination of historical shares outstanding of MCC Common Stock	(54,474,211)
Incremental shares issued by Sierra in connection with the MCC Merger	43,851,740
Pro forma adjustment to total shares outstanding	(10,622,471)

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined statement of operations:

(G)	Interest and financing expenses

The adjustment to interest and financing expenses represents the elimination of MCC’s historical amortization of debt issuance costs and the pro forma impact of the recording amortization relating to the pro forma fair value adjustment to debt.

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
	(in thousands)
Elimination of MCC’s historical amortization of debt issuance costs	$(2,086)	$(4,238)
Amortization of pro forma fair value adjustment to debt which resulted in recording the debt at a discount	811	1,635
Estimated adjustment to interest and financing expenses	$(1,275)	$(2,603)

(H)	Base management fees

Base management fees were calculated at an annual rate of 1.75% of gross assets (which includes any assets acquired with the proceeds of leverage), calculated at the end of each quarter, in accordance with the Sierra Investment Advisory Agreement.

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(I)	Incentive fees

Incentive fees were calculated in accordance with the Sierra Investment Advisory Agreement.

(J)	Other Expenses

The adjustment to other expenses reflects the removal of $0.3 million and $0.4 million of one-time costs incurred during the six months ended June 30, 2018 by Sierra and MCC, respectively, that directly relate to the MCC Merger.

(K)	Weighted Average Common Stock Outstanding

The adjustment to total weighted average common stock outstanding as of June 30, 2018 and December 31, 2017 represents the elimination of the historical weighted average shares of MCC Common Stock outstanding and the issuance of Sierra Common Stock to acquire the outstanding shares of MCC Common Stock as follows:

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Elimination of MCC’s weighted average shares outstanding	(54,474,211)	(54,474,211)
Estimated shares issued by Sierra in connection with the MCC Merger reflected as outstanding shares for the periods presented	43,851,740	43,851,740
Sierra adjusted weighted average shares outstanding	(10,622,471)	(10,622,471)

4.	Preliminary Unaudited Pro Forma Adjustments for the MDLY Merger

The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the results of operations or the combined financial position actually would have been had the MDLY Merger been completed on the date indicated. Such information includes adjustments which are preliminary and may be revised. Such revisions may result in material changes. The results of operations and financial position shown herein is not necessarily indicative of what the results of operations and past financial position of the Combined Company would have been, nor necessarily indicative of the results of operations and financial position of the post-MDLY Merger periods.

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined statement of assets and liabilities:

(A)	Investments, at fair value

The pro forma adjustment to investments, at fair value, represents Sierra’s acquisition of MDLY. Sierra will account for its acquisition of MDLY as an investment in accordance with ASC 946, Financial Services – Investment Companies. Accordingly, Sierra will not consolidate MDLY in its financial statements. Refer to Note 2 for the calculation of the initial carrying value of Sierra’s investment in MDLY.

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(B)	Cash and cash equivalents

Sierra anticipates using its cash on hand as well as $50.0 million of debt financing to fund the cash portion of the purchase price of MDLY Class A Common Stock. The pro forma adjustment is comprised of the following components:

(in thousands)
Payment of cash consideration of $3.44 per share of MDLY Class A Common Stock	$(105,219)
Payment of cash consideration relating to the First Dividend Shortfall Amount and the Second Dividend Shortfall Amount	(12,980)
Transaction costs incurred by Sierra	(3,749)
Proceeds from debt financing	50,000
Pro forma adjustment to cash and cash equivalents	$(71,948)

(C)	Debt

The pro forma adjustment reflects $50.0 million of debt financing necessary to finance the acquisition.

(D)	Other liabilities

The adjustment to other liabilities reflects the impact of the pro forma adjustments on the management fee calculation and the resulting change in management fees payable as a result of recalculating the management and incentive fee expense in accordance with the Sierra Investment Advisory Agreement.

(E)	Total Shares Outstanding

The adjustment to total shares outstanding as of June 30, 2018 represents the issuance of Sierra Common Stock to acquire the outstanding shares of MDLY Class A Common Stock as follows:

Issued and outstanding shares of MDLY Class A Common Stock	5,693,974
Medley LLC Units and Restricted Units held by members, other than MDLY, outstanding	24,839,302
Director held MDLY RSUs outstanding	53,523
30,586,799
Exchange ratio	0.3836
Sierra shares issued by Sierra in connection with MDLY Merger	11,733,096

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined statement of operations:

(F)	Interest and dividend income

The adjustment to interest and dividend income represents distributions Sierra would have received had it owned MDLY during the periods present which do not represent a return of capital.

(G)	Interest and financing expenses

The pro forma adjustment reflects the additional interest expense related to $50.0 million of debt financing at an interest rate of 4.75%.

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(H)	Base management fees

Base management fees were calculated at an annual rate of 1.75% of gross assets (which includes any assets acquired with the proceeds of leverage), calculated at the end of each quarter, in accordance with the Sierra Investment Advisory Agreement.

(I)	Incentive fees

Incentive fees were calculated in accordance with the Sierra Investment Advisory Agreement.

(J)	Weighted Average Common Stock Outstanding

The adjustment to the weighted average shares outstanding as of June 30, 2018 represents the issuance of Sierra Common Stock to acquire the outstanding shares of MDLY Class A Common Stock.

Sierra shares issued by Sierra in connection with MDLY Merger - See Note 4(E )	11,733,096
Restricted stock units(1)	1,341,812
13,074,908

(1)	Relates to MDLY employee RSUs outstanding which will be converted into 0.8532 Sierra RSUs under the Sierra Incentive Plan. These RSUs contain non-forfeitable rights to dividend equivalent payments and, as such, are participating securities and are included in the computation of both basic and diluted earnings per share. The amount reflected in the table above represents the outstanding amount of MDLY employee RSUs as of September 30, 2018 of 1,572,682 multiplied by the conversion ratio of 0.8532.

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CAPITALIZATION

The following table sets forth (1) Sierra’s and MCC’s actual capitalization at June 30, 2018 and (2) the Combined Company’s pro forma capitalization as adjusted (a) to reflect the effects of the MCC Merger and (b) to give effect to the MDLY Merger, including $50.0 million in debt financing to finance part of the MDLY Merger. You should read this table together with Sierra’s, MCC’s, and MDLY's historical audited and unaudited consolidated financial statements and the pro forma financial information included elsewhere in this Joint Proxy Statement/Prospectus.

Sierra will account for its interest in Merger Sub, the surviving company in the MDLY Merger as an investment at fair value on its statement of assets and liabilities, in accordance with ASC 946-320, “Financial Services — Investment Companies — Investments - Debt and Equity Securities.” Accordingly, Sierra will not consolidate Merger Sub in its financial statements. Sierra made this determination based on the fact that MDLY is not an investment company and Merger Sub will not be providing substantially all of its services to Sierra after the Mergers. For more information, see “Accounting Treatment — The MDLY Merger.” Therefore, the cash and cash equivalents, debt and equity of MDLY are not presented in the table below, but its impact on the pro forma Combined Company are reflected below.

	As of June 30, 2018
	(unaudited, dollar amounts in thousands)
			Pro Forma Sierra (Adjusted	Pro Forma
	Actual Sierra	Actual MCC	for MCC Merger)	Combined Company
Cash and cash equivalents	$99,033	$144,002	$235,560	$163,612
Debt:
Total Debt	$380,618	$424,257	$805,134	$855,134
Net Assets:
Sierra Common stock, par value $0.001 per share, 250,000,000 common shares authorized, 96,784,857 and 96,620,231 shares issued and outstanding, respectively; MCC Common Stock, par value $0.001 per share, 100,000,000 common shares authorized, 54,474,211 shares issued and outstanding; ; Pro Forma Combined Company par value $0.001 per share, 250,000,000 common shares authorized, 152,534,219 and 152,369,593 shares issued and outstanding, as adjusted	$97	$54	$141	$152
Capital in excess of par value	844,995	705,046	1,166,254	1,255,291
Accumulated undistributed net investment income	9,378	(1,688)	30,461	25,528
Accumulated net realized gain/(loss) from investments and total return swap	(80,238)	(236,182)	(80,238)	(80,238)
Net unrealized appreciation/(depreciation) on investments and total return swap, net of taxes	(70,259)	(117,068)	(70,259)	(70,259)
Total net assets	$703,973	$350,162	$1,046,359	$1,130,474
Total capitalization	$1,183,624	$918,421	$2,087,053	$2,149,220

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SIERRA PROPOSAL # 1: APPROVAL OF THE MCC MERGER

Sierra is asking Sierra Stockholders to consider and approve the MCC Merger. Approval of the MCC Merger by the Sierra Stockholders is necessary to complete the MCC Merger. Completion of the MCC Merger is conditioned upon the consummation of the MDLY Merger. See “Description of the MCC Merger Agreement” for more information.

BASED UPON THE RECOMMENDATION OF THE SIERRA SPECIAL COMMITTEE, THE Sierra board has unanimously approved the MCC Merger Agreement, including the transactions contemplated thereunder, DECLARED the MCC Merger TO BE ADVISABLE upon the terms and subject to the conditions and limitations set forth in the MCC Merger Agreement, and unanimously recommends that Sierra Stockholders vote “FOR” the aPPROVAL of the MCC Merger.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the MCC Merger. A majority of the outstanding shares of Sierra Common Stock as of the Sierra Record Date must affirmatively vote “FOR” the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

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SIERRA PROPOSAL #2: APPROVAL OF THE MDLY MERGER

Sierra is asking Sierra Stockholders to consider and approve the MDLY Merger. Approval of the MDLY Merger by the Sierra Stockholders is necessary to complete the MDLY Merger. Completion of the MDLY Merger is conditioned upon the consummation of the MCC Merger. See “Description of the MDLY Merger Agreement” for more information.

BASED UPON THE RECOMMENDATION OF THE SIERRA SPECIAL COMMITTEE, the Sierra board has unanimously approved the MDLY Merger Agreement, including the transactions contemplated thereunder, DECLARED the MDLY Merger TO BE ADVISABLE upon the terms and subject to the conditions and limitations set forth in the MDLY Merger Agreement, and unanimously recommends that Sierra Stockholders vote “FOR” the Approval OF THE MDLY Merger.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the MDLY Merger. A majority of the outstanding shares of Sierra Common Stock as of the Sierra Record Date must affirmatively vote “FOR” the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

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SIERRA PROPOSAL #3: ISSUANCE OF THE SHARES OF SIERRA COMMON STOCK TO BE ISSUED
PURSUANT TO EACH OF THE MCC MERGER AGREEMENT AND THE MDLY MERGER
AGREEMENT AT A PRICE BELOW ITS THEN CURRENT NAV PER SHARE, IF APPLICABLE

Sierra is asking Sierra Stockholders to approve the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share, if applicable. It is a condition to completion of the Mergers that Sierra issue shares of Sierra Common Stock to MCC Stockholders and MDLY Stockholders pursuant to the MCC Merger Agreement and the MDLY Merger Agreement, respectively. Upon completion of the Mergers, and subject to the terms and conditions of each of the MCC Merger Agreement and the MDLY Merger Agreement, each share of MCC Common Stock and each share of MDLY Class A Common Stock issued and outstanding immediately prior to the effective time will be converted into the right to receive, in accordance the MCC Merger Agreement and the MDLY Merger Agreement, respectively, the MCC Merger Consideration and the MDLY Merger Consideration, respectively, as described in the sections entitled “Description of the MCC Merger Agreement — Merger Consideration” and “Description of the MDLY Merger Agreement — Merger Consideration.” For more information on the Sierra Stockholder vote required for approval of the proposal under the Investment Company Act, see “The Special Meeting of Sierra — Vote Required — Sierra Proposal #3: Issuance of the Shares of Sierra Common Stock to be Issued Pursuant to Each of the MCC Merger Agreement and the MDLY Merger Agreement at a Price Below its Then Current NAV Per Share, if applicable.”

Under the MCC Merger Agreement, the exchange ratio of 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock to be exchanged in the MCC Merger was fixed on August 9, 2018, the date of the signing of the MCC Merger Agreement. Under the MDLY Merger Agreement, the exchange ratio of 0.3836 shares of Sierra Common Stock, and the amount of cash merger consideration and other payments, for each share of MDLY Class A Common Stock was fixed on August 9, 2018, the date of the signing of the MDLY Merger Agreement. Each exchange ratio was determined taking into account the NAV per share of Sierra Common Stock as of June 30, 2018, and is not subject to adjustment based on changes in the NAV per share of Sierra Common Stock, MCC Common Stock or MDLY Common Stock.  In that regard, regardless of the date on which the Mergers are consummated and the resulting date on which the shares of Sierra Common Stock are issued, the exchange ratios upon which the shares of Sierra Common Stock will be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement will still be based upon the NAV per share of Sierra Common Stock as of June 30, 2018.

Notwithstanding the foregoing, for the avoidance of doubt, Sierra is seeking approval for the issuance of the shares of Sierra Common Stock to be issued pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement at a price below its then current NAV per share in the event that at the time of such issuance, Sierra’s then current NAV per share is greater than the value of the shares of MCC Common Stock or MDLY Class A Common Stock being exchanged.

The issuance of shares of Sierra Common Stock to MCC Stockholders and MDLY Stockholders at a price below Sierra’s then current NAV per share, if applicable, is necessary to complete the Mergers. The approval of the proposal is required for completion of the Mergers if the issuance of shares of Sierra Common Stock pursuant to each of the MCC Merger Agreement and the MDLY Merger Agreement is deemed to be at a price below Sierra's then current NAV per share.

BASED UPON THE RECOMMENDATION OF THE SIERRA SPECIAL COMMITTEE, THE SIERRA BOARD UNANIMOUSLY RECOMMENDS THAT SIERRA STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF THE SHARES OF SIERRA COMMON STOCK TO BE ISSUED PURSUANT TO EACH OF THE MCC MERGER AGREEMENT AND THE MDLY MERGER AGREEMENT AT A PRICE BELOW ITS THEN CURRENT NAV PER SHARE, IF APPLICABLE.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Sierra Proposal #3. Sierra Proposal #3 will be approved if a majority of the holders of (1) the outstanding shares of Sierra Common Stock and (2) the outstanding shares of Sierra Common Stock held by persons who are not affiliated persons of Sierra, each must affirmatively vote “FOR” the proposal. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. In order to issue shares at a price below NAV pursuant to this approval, the Sierra Board would need to make certain determinations as required under the Investment Company Act. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” the proposal.

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SIERRA PROPOSAL #4: THE ADOPTION OF THE SIERRA INCENTIVE PLAN

Based upon the recommendation of the Sierra Special Committee, the Sierra Board unanimously recommends that Sierra Stockholders consider and adopt the Sierra Incentive Plan, which the Sierra Board adopted on November 6, 2018.

In connection with the Mergers, Sierra’s investment management function will be internalized and adoption of the Sierra Incentive Plan by the Sierra Stockholders will be necessary to complete the Mergers.

On November 6, 2018, the Companies submitted an exemptive application to the SEC to permit the Combined Company to, among other things: (i) issue restricted shares and restricted stock units as part of the compensation package for certain of its employees, and directors (the “Participants”) through the Sierra Incentive Plan; (ii) withhold shares of Sierra Common Stock or purchase shares of Sierra Common Stock from Participants to satisfy tax withholding obligations relating to the vesting of restricted shares or restricted stock units or the exercise of options that will be granted pursuant to the Sierra Incentive Plan; and (iii) permit Participants to pay the exercise price of options that will be granted to them pursuant to the Sierra Incentive Plan with shares of Sierra Common Stock. The Companies cannot provide any assurance that any exemptive relief from the SEC will be granted. For more information about the exemptive relief, see “Regulatory Approvals Required for the Mergers–Request for SEC Exemptive Relief.”

Sierra is seeking the approval of Sierra Stockholders in order to comply with the Investment Company Act and the listing rules of the NYSE and to permit issuance of incentive stock options under Section 422 of the Code.

Reasons for the Proposal

The Sierra Board, including the Sierra Special Committee, believes that, because the market for superior investment professionals is highly competitive, Sierra’s successful performance depends on its ability to offer fair compensation packages to its key professionals that are competitive with those offered by other lending businesses and investment management businesses. The highly specialized nature of Sierra’s business, the competitiveness of the markets in which Sierra operates, and the skills and the importance of its employees and directors make retention even more critical. Historically, Sierra has not issued any equity-based compensation. In connection with Sierra internalizing its investment management function, Sierra is seeking to offer equity-based compensation to its employees and directors. Sierra believes that its ability to offer equity-based compensation to its employees and directors, which both aligns employee and director interests with stockholder interests and provides a valuable retention tool, is vital to Sierra’s future growth and success.

Sierra believes that stock-based compensation would advance the interests of the Combined Company, but, as a BDC, the Combined Company would be restricted under the Investment Company Act in the forms of incentive compensation that it can provide to its employees and directors.

Summary of the Sierra Incentive Plan

The following is a summary of the material features of the Sierra Incentive Plan. It may not contain all of the information important to Sierra Stockholders. Sierra Stockholders are encouraged to read the Sierra Incentive Plan, a copy of which is attached as Appendix G to this Joint Proxy Statement/Prospectus.

General. The Sierra Incentive Plan authorizes the grant of options, restricted shares, restricted stock units, other stock-based awards, and dividend equivalent rights (collectively called “Awards”). Options granted under the Sierra Incentive Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonqualified stock options, as determined by the Combined Company Board and/or the Combined Company Compensation Committee.

Participants. As of [         ], 2018, assuming completion of the Mergers, there would have been approximately [         ] persons eligible to participate in the Sierra Incentive Plan. The basis of participation in the Sierra Incentive Plan will be the discretionary determination by the Combined Company Board or the Combined Company Compensation Committee from time to time. For information about the MDLY RSUs that will be converted into restricted stock units for Sierra Common Stock under the Sierra Incentive Plan, see “Description of the MDLY Merger Agreement – Merger Consideration.”

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Number of Shares Authorized. Subject to certain adjustments, the maximum aggregate number of shares of stock that may be authorized for issuance under Awards granted under the Sierra Incentive Plan is ten percent (10%) of the outstanding shares of the Combined Company as of the date the Plan becomes effective, as adjusted for subsequent changes in capitalization.

If any Award expires or otherwise terminates or is settled in cash, in whole or in part, the shares of stock will again become available for issuance under the Sierra Incentive Plan. In the event that withholding tax liabilities arising from an Award (other than an option) are satisfied by the Combined Company withholding shares, the shares of stock withheld will again be available for issuance under the Sierra Incentive Plan. The following shares of stock will not again be available for issuance: (i) shares tendered by the participant by the Combined Company in payment of the exercise price of an option or other purchase price of an Award; (ii) shares tendered by the participant by the Combined Company to satisfy any tax withholding obligation with respect to an Award, and (iii) shares reacquired by the Combined Company on the open market or otherwise using cash proceeds from the exercise of options or settlement of an Award.

Limits on Individual Grants. The maximum number of shares for which any employee or director may be granted in Awards in any calendar year is two and one-half percent (2.5%) of the outstanding shares of the Combined Company as of the date the Plan becomes effective, as adjusted for subsequent changes in capitalization.

Administration. The Combined Company Board has delegated its authority to administer the Sierra Incentive Plan to the Combined Company Compensation Committee. Subject to the other provisions of the Sierra Incentive Plan, the Combined Company Board and/or the Combined Company Compensation Committee has the power to:

●	Select participants;

●	Determine when and how each Award will be granted and documented;

●	Determine the type or combination of Awards to be made to participants;

●	Determine the provisions of each Award granted;

●	Interpret the Sierra Incentive Plan and Awards;

●	Establish and amend rules and regulations relating to the Sierra Incentive Plan, including adoption of sub-plans for Awards to non-United States persons; and

●	Make all other determinations it deems necessary or advisable for the administration of the Sierra Incentive Plan.

Eligibility. The Sierra Incentive Plan provides that Awards may be granted to current or prospective employees, officers, directors (including non-employee directors), advisors or consultants of the Combined Company or its affiliates.

Each Award granted under the Sierra Incentive Plan will be evidenced by an agreement between the participant and Combined Company, which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.

Options. An option is the right to purchase shares of Sierra Common Stock for a specified period of time at a fixed price (the “exercise price”). Each option agreement will contain the terms and conditions that the Combined Company Compensation Committee deems appropriate. Each grant of options will be separately designated as incentive stock options or nonqualified stock options at the time of grant.

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Exercise Price. The exercise price of each option will not be less than 100% of the fair market value of Sierra Common Stock subject to the option on the date the option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of the Combined Company’s outstanding Sierra Common Stock (a “10% Stockholder”) will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of the Sierra Common Stock on the date of grant.

No action will be taken that would be treated as a repricing under applicable listing rules or to the extent otherwise prohibited by the Investment Company Act.

Consideration. The exercise price for shares issued upon exercise of an option will be paid in full at the time of exercise either (i) in cash or (ii) if so permitted by the Combined Company Compensation Committee and if permitted by the Investment Company Act and otherwise legally permissible (A) through a broker-assisted exercise program, (B) by withholding shares from the shares otherwise to be received upon exercise of the option, (C) by the delivery of Sierra Common Stock, (D) any other means of payment as may be acceptable to the Compensation Committee or (E) any combination of the foregoing methods.

Term of the Option. Generally, no option will be exercisable after the expiration of ten years from the date of grant. In the case of an option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

Restricted Shares. An Award of restricted shares is a grant to the recipient of a specified number of shares of Sierra Common Stock that are subject to forfeiture upon specified events during the restriction period. Each grant of restricted shares will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period, will contain other terms and conditions that the Combined Company Compensation Committee deems appropriate and may be made in exchange for past services or other lawful consideration.

In connection with each non-employee director’s election or re-election to the Combined Company Board the director automatically will be granted the lesser of (i) [             ] restricted shares (as adjusted for subsequent changes in the capitalization of Sierra) or (ii) that number of restricted shares (rounded down to the nearest whole share) equal to $[             ] divided by the greater of (x) the closing price per share of Sierra Common Stock on the date of grant, and (y) the NAV per share of Sierra Common Stock on the date of grant. Such restricted shares will be granted to the non-employee director on the date of the annual meeting of stockholders at which such non-employee director is elected or re-elected to the Combined Company Board. The restricted shares shall be subject to forfeiture restrictions that generally will lapse in three equal installments on the first, second and third anniversaries of the date of grant.

Restricted Stock Units. An Award of a restricted stock unit is a grant to the recipient of the right to receive, on the date of settlement, one share or an amount equal to the fair market value of one share of Sierra Common Stock. Restricted stock units may be settled in cash, shares or any combination thereof. Each grant of restricted stock units will contain the terms and conditions that the Combined Company Compensation Committee deems appropriate and will contain restrictions on assignability. Participants may be eligible to elect to defer the receipt of all or a portion of the shares to be issued in settlement of the vested portion of a restricted stock unit, subject to procedures that the Combined Company Compensation Committee, in its sole discretion, may require.

For information about the MDLY RSUs that will be converted into restricted stock units under the Sierra Incentive Plan, see “Description of the MDLY Merger Agreement – Merger Consideration.”

Performance-Based Awards. Performance-based Awards may be made under the Sierra Incentive Plan and will contain the terms and conditions that the Combined Company Compensation Committee deems appropriate. A grant of performance-based Awards will vest and become payable to the participant upon the Combined Company’s or individual’s attainment of specified performance objectives during a specified performance period. Performance objectives may be established on a company-wide basis or relate to the performance of the individual participant or an affiliate, division, department or function within the Combined Company in which the participant is performing services, and may be expressed in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. The Combined Company Compensation Committee may adjust performance objectives in whole or in part if, in the sole judgment of the Combined Company Compensation Committee, events or transactions have occurred after the grant date that are unrelated to the performance of the participant and result in distortion of the performance objectives or the related minimum acceptable level of achievement.

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General Provisions

Vesting. The Combined Company Compensation Committee may determine the time or times at which an option, restricted shares and restricted stock units will vest or become payable or exercisable, as applicable. Performance-based Awards will vest based on the Combined Company’s or individual’s attainment of specified performance objectives over a specified performance period.

Dividends, Dividend Equivalents and Ownership Rights. The Combined Company Compensation Committee may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to stock subject to an Award. No participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to an option or restricted stock unit unless and until such Award has been delivered to the participant. The Combined Company Compensation Committee may grant dividend equivalents in connection with an Award, to be settled in cash or shares. Dividend equivalents granted in connection with a restricted stock unit will be settled and delivered on the date the restricted stock units to which they relate are settled and delivered if, and only to the extent that, the related restricted stock units vest. Unless otherwise determined by the Combined Company Compensation Committee, holders of restricted shares will have all the rights of a holder upon issuance of the Award.

Nontransferability of Awards. In general, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Combined Company Compensation Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members. In addition, no Awards will be transferrable for consideration.

Termination of Employment or Other Service. Unless the Combined Company Compensation Committee expressly provides otherwise, immediately upon the cessation of a participant’s continuous service with the Combined Company, the unvested portion, if any, of an Award held by the participant will immediately terminate.

Acceleration. The Combined Company Compensation Committee will have the power to accelerate the time at which an Award or any portion thereof vests or may first be exercised.

Change of Control Transactions. Except as otherwise provided in the participant’s Award agreement, in the event of a Change in Control (as defined below) in which there is an acquiring or surviving entity, the Combined Company Compensation Committee may provide for the assumption of some or all of the outstanding Awards, or for the grant of new Awards in substitution therefor, by the acquiror or survivor.

A “Change in Control” is defined in the Sierra Incentive Plan as:

(i)	the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) (on a fully diluted basis) of either (A) the then outstanding shares of Sierra Common Stock, taking into account as outstanding for this purpose such Sierra Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Sierra Common Stock, or (B) the combined voting power of the then outstanding voting securities of the Combined Company entitled to vote generally in the election of directors; provided, however, that for purposes of the Sierra Incentive Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Combined Company or any affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Combined Company or any affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

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(ii)	during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Combined Company Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Combined Company Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3rds) of the Incumbent Directors then on the Combined Company Board (either by a specific vote or by approval of the proxy statement of the Combined Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Combined Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Combined Company Board shall be deemed to be an Incumbent Director;

(iii)	the sale, transfer or other disposition of all or substantially all of the assets of the Combined Company to any person that is not an affiliate of the Combined Company; or

(iv)	a change in the management structure of the Combined Company from an internally managed BDC to an externally managed BDC pursuant to which the Combined Company enters into an investment advisory agreement with a third-party adviser.

Effective Date, Amendments, and Termination of the Sierra Incentive Plan. The Sierra Incentive Plan will become effective upon approval by the Sierra Stockholders and following the closing of the Mergers, provided that the Sierra Incentive Plan will not be effective with respect to an Award unless the Combined Company receives an exemptive order from the SEC, which the Combined Company is in the process of seeking to obtain. The Combined Company Board may at any time or any times amend the Sierra Incentive Plan or any outstanding Award for any purpose that may at the time be permitted by law. The Combined Company Board may at any time terminate the Sierra Incentive Plan as to future grants of Awards. However, the Combined Company Board may not, without a participant’s consent, alter the terms of an Award so as to affect substantially and adversely the participant’s right under the Award, unless the Combined Company Board reserves the right to do so in the Award agreement. Any amendments to the Sierra Incentive Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable securities exchange requirements), as determined by the Combined Company Board. Unless sooner terminated, the Sierra Incentive Plan shall terminate on the tenth anniversary of the date the Sierra Incentive Plan becomes effective.

Certain Federal Income Tax Considerations. The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Sierra Incentive Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address foreign, state or local income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE SIERRA INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE FOREIGN, STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

Nonqualified Options. A participant recognizes no taxable income and the Combined Company is not entitled to a deduction when a nonqualified option is granted. Upon exercise of a nonqualified option, a participant will recognize compensation income equal to the excess of the fair market value of the shares received over the exercise price of the nonqualified option and, subject to Section 162(m) of the Code, the Combined Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a nonqualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a nonqualified option, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

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Under the Sierra Incentive Plan, nonqualified options may, if so permitted by the Combined Company Compensation Committee, be exercised in whole or in part with shares of common stock held by the participant. Payment in common stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. The fair market value of shares of common stock received in excess of the number of shares surrendered will be treated as compensation income and such shares have a tax basis equal to their fair market value on the date of the exercise of the nonqualified option.

Incentive Stock Options. A participant recognizes no taxable income and the Combined Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss recognized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Combined Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will recognize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option and, subject to Section 162(m) of the Code, the Combined Company will be entitled to a corresponding deduction for the taxable year in which the disqualifying disposition occurred. Any amount recognized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to the alternative minimum tax may recognize ordinary income upon exercise of an incentive stock option.

Under the Sierra Incentive Plan, incentive stock options may, at the option of the Board and with certain limitations under the tax law, be exercised in whole or in part with shares of common stock held by the participant. Such an exercise generally will be treated as a tax-free exchange of the shares of common stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered generally will have a tax basis of zero.

Restricted Shares. Restricted shares received pursuant to Awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. Any participant who receives such restricted shares who does not make the election described below recognizes no taxable income upon the receipt of the restricted shares and the Combined Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted shares lapse the participant will recognize compensation income equal to the fair market value of the shares at that time and, subject to Section 162(m) of the Code, the Combined Company will be entitled to a corresponding deduction. A participant’s tax basis in restricted shares will be equal to their fair market value when the forfeiture restrictions lapse , and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will recognize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving restricted shares may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to recognize compensation income with respect to the restricted shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and the Combined Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Combined Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income recognized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the IRS and with his or her employing entity, each within 30 days after restricted shares are received.

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Restricted Stock Units. Any participant who receives restricted stock units recognizes no taxable income upon the receipt of the restricted stock unit Award and the Combined Company is not entitled to a deduction at such time. When the restricted stock units are settled the participant will recognize compensation income equal to the fair market value of the shares at that time and, subject to Section 162(m) of the Code, the Combined Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares received in settlement of restricted stock units will be equal to their fair market value when the shares are delivered to the participant in settlement of the restricted stock units, and the participant’s holding period for the shares will begin when such shares are delivered to the Participant. Upon sale of the shares, the participant will recognize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Dividend and Dividend Equivalents. The full amount of dividends or other distributions of property made with respect to restricted shares before the lapse of any applicable restrictions will constitute compensation income, and the Combined Company is entitled to a deduction at the same time and in the same amount as the income is realized by the participant (unless an election under Section 83(b) of the Code has been made). Dividend equivalents on restricted stock units (or other stock-based awards) will be taxed as additional compensation income at settlement, and the Combined Company will be entitled to a deduction at the same time and in the same amount.

Section 162(m) Limitations. Section 162(m) of the Code generally limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers. The officers covered by Section 162(m) include the principal executive officer, the principal financial officer, and the highest paid three officers whose total compensation is (or was) required to be disclosed to shareholders in the current year or a prior year (beginning in 2017).

Withholding. The Combined Company has the right to deduct from the payment of any Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Combined Company as a condition of receiving payment of the Award. The participant has the right to satisfy his or her withholding tax obligations by transferring to the Combined Company shares owned by the participant.

New Plan Benefits. Because benefits under the Sierra Incentive Plan are discretionary and will depend on the actions of the Combined Company Compensation Committee or the Combined Company Board and the value of the Combined Company Common Stock, it is not possible to determine the value of the benefits that will be received.

BASED UPON THE RECOMMENDATION OF THE SIERRA SPECIAL COMMITTEE, THE SIERRA BOARD UNANIMOUSLY RECOMMENDS THAT SIERRA STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE SIERRA INCENTIVE PLAN.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal. A majority of the votes cast by the holders of Sierra Common Stock as of the Sierra Record Date present or represented by proxy at the Sierra Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions have the same effect as votes cast against the proposal, while “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.

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SIERRA PROPOSAL #5: ADOPTION OF SIERRA CHARTER AMENDMENTS

To consider and vote upon the following proposals to amend the Sierra Charter to reflect amendments described in this Joint Proxy Statement/Prospectus, which will become effective immediately after consummation of the Mergers, to:

●	conform certain provisions in the Sierra Charter more closely to provisions in the charters of other BDCs whose securities are listed and publicly traded on a national securities exchange (“Listed BDCs”) by removing provisions previously required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”) and removing certain provisions that could impose unnecessary administrative burdens and expenses on Sierra arising from potential inconsistencies with the MGCL, the Investment Company Act and the listing rules of the NYSE, including amending provisions regarding (i) Sierra’s investment adviser, (ii) certain affiliated transactions, (iii) the offering of stock on a deferred-payment basis, (iv) distributions, (v) stockholder suitability and admission, (vi) share repurchase obligations, (vii) investment objectives and limitations, (viii) roll-ups, (ix) exculpation, indemnification, advancement of expenses and insurance, (x) stockholder access to reports and inspection of books and records, and (xi) certain conforming changes and other ministerial modifications (Charter Amendment Proposals A(i) through A(xi));

●	eliminate certain additional voting rights of Sierra Stockholders, including the right to direct that the Sierra Board cause Sierra to (i) amend the Sierra Charter, (ii) dissolve Sierra, (iii) approve the sale of all or substantially all of the assets of Sierra, or (iv) cause the merger or other reorganization of Sierra (Charter Amendment Proposal B);

●	eliminate the ability of the Sierra Stockholders to cause the dissolution of Sierra without the necessity for concurrence by the Sierra Board (Charter Amendment Proposal C);

●	permit the Sierra Stockholders, in addition to the Sierra Board, to adopt, alter or repeal any provision of the Sierra Bylaws and make new bylaws if such action is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter (Charter Amendment Proposal D); and

●	remove language pertaining to the resolution of any conflict between the MGCL, the Sierra Charter and the Sierra Bylaws, on the one hand, and the NASAA Guidelines, on the other hand, from that section of the Sierra Charter delegating such authority to the Sierra Board (Charter Amendment Proposal E).

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SIERRA PROPOSAL #5: APPROVAL OF CHARTER AMENDMENT PROPOSALS

On November 6, 2018, the Sierra Board considered certain matters in connection with the proposed Mergers and the obligations of Sierra under each of the MCC Merger Agreement and the MDLY Merger Agreement pertaining to the amendment of the Sierra Charter in anticipation of the listing of shares of Sierra Common Stock on the NYSE (the “Listing”) in connection with the Mergers. In light of the Mergers and the Listing, Sierra is proposing to amend the Sierra Charter. The proposed amendments contemplated by Charter Amendment Proposal A through Charter Amendment Proposal E, which are described in more detail below, make certain changes that the Sierra Board believes are appropriate for a Listed BDC. If approved, these changes to the Sierra Charter will go into effect immediately after the Mergers. Sierra has agreed to permit Sierra Stockholders to vote on each of Charter Amendment Proposal A through Charter Amendment Proposal E independently. If any of Charter Amendment Proposal A through Charter Amendment Proposal D are not approved by the required vote, the corresponding amendment to the Sierra Charter will not be included in the resulting amended and restated charter submitted to SDAT. If Charter Amendment Proposal E is not approved by the required vote, the amendment described in the “Articles of Amendment” as identified below will not be submitted to SDAT. For the avoidance of doubt, the effectiveness of the amendments is conditional on the consummation of the Mergers, and will not become effective if the Mergers do not occur.

The following discussion summarizes the principal changes that Sierra is asking Sierra Stockholders to approve in connection with Sierra Proposal #5. This summary description is qualified in its entirety by the complete text of the proposed Third Articles of Amendment and Restatement of Sierra, a copy of which is attached as Appendix H to this Joint Proxy Statement/Prospectus (the “New Sierra Charter”) and the Articles of Amendment to the New Sierra Charter, a copy of which is attached as Appendix I to this Joint Proxy Statement/Prospectus (the “Articles of Amendment”). The New Sierra Charter attached as Appendix H is marked to show the changes made to the Sierra Charter and reflect the modifications proposed to be made by Charter Amendment Proposal A through Charter Amendment Proposal D (each as more fully described below). The Articles of Amendment attached as Appendix I would further amend the New Sierra Charter and reflect the modifications proposed to be made by Charter Amendment Proposal E (as more fully described below).

SIERRA PROPOSAL #5(A): APPROVAL OF CHARTER AMENDMENT PROPOSAL A

REMOVING PROVISIONS REQUIRED BY NASAA GUIDELINES

Background

Sierra conducted a continuous public offering of shares of Sierra Common Stock beginning on April 16, 2012, which was terminated on July 31, 2018, during which time period the shares of Sierra Common Stock were not listed on any securities exchange. As such, Sierra was required to register its continuous public offering with state securities administrators in each state in which Sierra desired to offer such shares. As a BDC, several states where Sierra wished to offer shares required Sierra to include various limitations imposed by the NASAA Guidelines in Sierra’s governing documents, including the Sierra Charter. As Sierra will no longer seek to offer shares pursuant to the NASAA Guidelines, Sierra is proposing to amend and restate the Sierra Charter to conform certain provisions of the Sierra Charter more closely to provisions in the charters of other Listed BDCs. The proposed amendments to the Sierra Charter would remove the limitations imposed by the NASAA Guidelines because they could impose an unnecessary administrative burden and expense on Sierra, are no longer required, and could put Sierra at a competitive disadvantage relative to its Listed BDC competitors whose charters do not contain these restrictions. Below are a number of proposals to remove the limitations imposed by the NASAA Guidelines from the Sierra Charter. Sierra has agreed to permit Sierra Stockholders to vote on each of such proposed amendments to the Sierra Charter independently.

The affirmative vote by the holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date is necessary for approval of Charter Amendment Proposals A(i) through A(xi), which Sierra refers to collectively as “Charter Amendment Proposal A”.

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Provisions Regarding Sierra’s Investment Adviser

Charter Amendment Proposal A(i): Relationship Between Sierra and its Investment Adviser

As of the date of this Joint Proxy Statement/Prospectus, Sierra is externally managed by SIC Advisors, which is registered as an investment adviser with the SEC. Under the overall supervision and oversight of the Sierra Board, SIC Advisors has provided its investment advisory services under the Sierra Investment Advisory Agreement. As described in more detail above, following consummation of the Mergers, Sierra intends to list the Sierra Common Stock on the NYSE. Further, if the Mergers are approved, the Combined Company’s investment management function will become internalized and Merger Sub will become a wholly owned subsidiary of the Combined Company.

Article VIII and Article X of the Sierra Charter include a number of provisions that govern the relationship between Sierra and its investment adviser and the affiliates of such investment adviser. Among other things, the Sierra Charter requires the Sierra Board to monitor its investment adviser, limits the amount of fees Sierra can pay, and expenses that Sierra can reimburse, to its investment adviser, and requires that the term of Sierra’s investment advisory agreements be terminable by a majority of Sierra’s independent directors on 60 days’ notice or by the applicable investment adviser on 120 days’ notice, in each case, without penalty.

The New Sierra Charter removes the provisions pertaining to Sierra’s investment adviser because (i) these provisions, while customary for BDCs that are not listed on a public exchange and required to observe the NASAA Guidelines, would be atypical for a Listed BDC and (ii) the proposed Mergers will cause Sierra to become an internally-managed BDC, which will further render a number of these provisions superfluous.

Charter Amendment Proposal A(ii): Certain Affiliated Transactions

The Sierra Charter also contains numerous provisions that limit Sierra’s ability to engage in specific transactions with its investment advisers and their respective affiliates. These provisions were required to be included in the Sierra Charter under the NASAA Guidelines. In general, these provisions require that such transactions, which Sierra refers to as “affiliated transactions,” be approved by a majority of Sierra’s directors (including a majority of its independent directors). These provisions address a number of transactions, including joint ventures, sales and leases to and from Sierra, loans to and from Sierra, as well as general restrictions on affiliated transactions with Sierra’s investment advisers and their respective affiliates. The New Sierra Charter removes these limitations.

The MGCL and the Investment Company Act contain provisions relating to Sierra’s ability to engage in related party transactions. Under the MGCL, a transaction with any of Sierra’s directors or any other entity in which any of its directors is a director or has a material financial interest is not voidable solely because of the interest so long as, subject to certain disclosure requirements, the transaction is (a) approved by (1) a majority of the disinterested directors, even if they constitute less than a quorum, or (2) a majority of the votes entitled to be cast by Sierra Stockholders entitled to vote on the matter other than votes of shares owned by the interested person or entity or (b) fair and reasonable to Sierra. In addition, under the Investment Company Act, Sierra generally is prohibited from participating in transactions with certain of its affiliates without the prior approval of a majority of its independent directors, and in some cases, the SEC. Therefore, charters of Listed BDCs do not typically contain additional provisions that address affiliated transactions.

There are potential risks to this proposed amendment, as the removal of these provisions could increase the likelihood that Sierra would pursue affiliated transactions such as those described above, which, if such transactions involve overreaching by the Combined Company or their respective affiliates, could adversely affect the Combined Company’s results of operations and the value of an investment in the Combined Company. However, the Sierra Board does not believe that the removal of the limitations related to Sierra’s investment advisers and their respective affiliates will have a material or adverse effect on the Combined Company because of the protections otherwise afforded by applicable law, particularly because after the consummation of the Mergers, the Combined Company’s investment management function will become internalized and, as a result, the risks posed to Sierra of conflicts of interest as a result of transactions with its investment adviser and its affiliates will be reduced or eliminated. Further, the Combined Company has no current intention to enter in to any affiliated transactions that currently are prohibited under the Sierra Charter.

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Provisions Regarding the Issuance of Stock

Charter Amendment Proposal A(iii): Provisions Regarding Deferred Payments

The Sierra Charter limits Sierra’s ability to issue shares of Sierra Common Stock on a deferred-payment basis or other similar arrangement, unless certain enumerated conditions are met. If Charter Amendment Proposal A(iii) is approved, these restrictions will be removed and the Sierra Board will be able to issue stock in any manner permitted by the MGCL, the New Sierra Charter and the Investment Company Act. The Sierra Board recommends this change because it removes limitations on issuances of stock that the Sierra Board in the future could determine to be in the best interest of Sierra and the Sierra Stockholders. Although Sierra believes this flexibility is advantageous, this proposed amendment does increase the likelihood that Sierra will issue securities in exchange for a deferred payment, such as a promissory note, which could negatively impact the value of a Sierra Stockholder’s investment. However, Sierra has no current intention to issue any stock for a deferred payment, the issuance of which currently is prohibited under the Sierra Charter.

Charter Amendment Proposal A(iv): Provisions Regarding Distributions

As required by the NASAA Guidelines, the Sierra Charter includes specific provisions governing the investment adviser’s and the Sierra Board’s responsibilities relating to distributions and limiting the Sierra Board’s ability to authorize distributions-in-kind. The New Sierra Charter removes these provisions and, as a result, the MGCL would govern Sierra’s ability to pay distributions. The MGCL, among other things, permits stock dividends. Sierra believes that the removal of these provisions will conform the Sierra Charter more closely to charters of other Listed BDCs. In addition, as some BDCs have also paid stock dividends to preserve cash while satisfying applicable Code distribution requirements, the removal of the additional limitations on the Sierra Board’s ability to authorize distributions-in-kind may be advantageous to Sierra in the future.

Charter Amendment Proposal A(v): Provisions Regarding Stockholder Suitability and Admission

The Sierra Charter imposes certain suitability and minimum investment requirements on investors in Sierra Common Stock in accordance with the NASAA Guidelines. As provided in the Sierra Charter, these provisions will be of no further force or effect upon, among other events, the Listing. In the absence of the Listing, removal of these provisions would eliminate any potential confusion as to whether they apply following the Listing. Because these provisions pertaining to suitability and minimum investment requirements terminate upon the Listing, Sierra believes this amendment will have no practical effect on Sierra Stockholders.

Charter Amendment Proposal A(vi): Provisions Regarding Share Repurchase Obligations

Article V, Section 5.10 of the Sierra Charter describes the terms of Sierra’s share repurchase program, which provides liquidity to Sierra Stockholders in the absence of a public market for their shares. Article V, Section 5.11 of the Sierra Charter obligates Sierra to repurchase shares of Sierra Common Stock, at NAV, upon the death or disability of the holder thereof. Upon approval of the Mergers and following the Listing, shares of Sierra Common Stock will be traded on the NYSE and Sierra Stockholders will be able to obtain liquidity in the public market. As provided in the Sierra Charter, these provisions will be of no further force or effect upon, among other events, the Listing. The New Sierra Charter, if adopted, would remove provisions regarding Sierra’s share repurchase obligations. Share repurchase programs and mandatory repurchase obligations are not typically the subject of charter provisions of Listed BDCs or of other publicly traded corporations. Further, because these provisions terminate upon the Listing, Sierra believes this amendment will have no practical effect on Sierra Stockholders. Although Sierra believes this amendment is in the best interests of Sierra and Sierra Stockholders, if these provisions are removed, in the event that shares of Sierra Common Stock trade at a discount to NAV, holders of Sierra Common Stock may receive less for their shares in the public market than they otherwise would have received under the current provisions of the Sierra Charter.

Charter Amendment Proposal A(vii): Provisions Regarding Investment Objectives and Limitations

As required by the NASAA Guidelines, the Sierra Charter includes specific provisions governing Sierra’s investment objectives and investment strategies. The New Sierra Charter removes these provisions. As a result, after the New Sierra Charter becomes effective, the limitations on Sierra’s investment strategies will be provided by the MGCL and the provisions of the Investment Company Act applicable to BDCs, or as otherwise determined by the Sierra Board. Sierra believes that the removal of these provisions will conform the Sierra Charter more closely to charters of other Listed BDCs and will provide Sierra with the same flexibility that other Listed BDCs have to change their investment objectives and investment strategies for the benefit of Sierra Stockholders.

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Charter Amendment Proposal A(viii): Provisions Regarding Roll-ups

Article XII of the Sierra Charter imposes procedural protections relating to transactions in which Sierra Stockholders must exchange their shares for securities of another entity, which Sierra refers to as “roll-up transactions.” These protections were required to be included in the Sierra Charter under the NASAA Guidelines. Among other protections and requirements, an appraisal of Sierra’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction must be obtained from an independent expert in connection with any roll-up transaction. Sierra Stockholders who vote against any proposed roll-up transaction must be given the choice of (1) accepting the securities of the roll-up entity or (2) either (a) remaining Sierra Stockholders and preserving their interests therein on the same terms and conditions as existed previously or (b) receiving cash in an amount equal to their proportionate share of the appraised value of Sierra. In addition, Sierra is prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity, such as voting and access to records, are less advantageous than those currently provided to Sierra Stockholders. Further, if the roll-up transaction is not approved by Sierra Stockholders, the costs of the roll-up transaction may not be borne by Sierra. If Charter Amendment Proposal A(viii) is approved and the Sierra Stockholders vote to approve a roll-up transaction, Sierra Stockholders will no longer receive the benefit of these protections. Sierra recommends this change to increase Sierra’s flexibility to enter into a roll-up transaction that the Sierra Board has determined to be in the best interest of Sierra and Sierra Stockholders and to conform the Sierra Charter more closely to charters of other Listed BDCs. Moreover, these restrictions are not typical of other Listed BDCs and could put Sierra at a disadvantage relative to its Sierra BDC competitors as it relates to roll-up transactions.

Charter Amendment Proposal A(ix): Provisions Regarding Exculpation, Indemnification, Advancement of Expenses and Insurance

The Sierra Charter provides for exculpation of Sierra’s directors and officers, and provides for indemnification of, and advancement of expenses to, its directors and officers, but contains certain limitations on exculpation and indemnification consistent with the limitations set forth in the NASAA Guidelines. In order to conform the Sierra Charter more closely to charters of other Listed BDCs, and to improve Sierra’s ability to retain and recruit qualified and experienced directors and officers, Sierra is proposing to remove these limitations and instead provide that it shall exculpate its directors and officers and shall have the power to indemnify its directors and officers, in each case, to the maximum extent permitted by the MGCL. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The MGCL also permits a Maryland corporation (unless its charter provides otherwise, which the New Sierra Charter will not) to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in the form of money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. These provisions will provide Sierra’s directors and officers with broader and more comprehensive exculpation and indemnification rights than those that are currently included in the Sierra Charter, subject to the limitations of the Investment Company Act.

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Although the Sierra Board believes that this change will improve its ability to retain and attract qualified directors and officers, the proposed amendment increases the likelihood that Sierra and Sierra Stockholders will not be able to recover monetary damages from Sierra’s directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to any interested directors) and gross negligence or willful misconduct (as to any independent directors) or from its officers if they fail to satisfy their duties under the MGCL. In addition, the proposed amendment would permit indemnification of Sierra’s directors and officers in circumstances where indemnification is currently limited by the Sierra Charter. The reduced ability to recover from directors and officers and the enhanced right to indemnification would apply not only to future acts or omissions of directors or officers but also to acts or omissions prior to the date of the amendment. The proposed amendment also increases the possibility that Sierra will incur significant defense costs that might have otherwise been borne by its directors, officers or Sierra’s investment advisers and their respective affiliates. Notwithstanding these considerations, these changes will place Sierra in accord with its Listed BDC competitors, particularly those Listed BDCs in Maryland.

Charter Amendment Proposal A(x): Provisions Regarding Stockholder Access to Reports and Inspection of Books and Records

The New Sierra Charter removes provisions from the Sierra Charter relating to Sierra Stockholders’ ability to receive reports from Sierra, which currently are included in the Sierra Charter to meet requirements imposed by the NASAA Guidelines. These provisions are inconsistent with the provisions of charters of other Maryland corporations, which generally rely on the MGCL and their bylaws to govern reports to stockholders. These provisions are also inconsistent with the provisions of charters of Listed BDCs, which generally rely upon state law, the Investment Company Act and the Exchange Act to govern reports to stockholders.

If Charter Amendment Proposal A(x) is approved, Sierra will no longer be subject to a charter requirement to distribute an annual report with certain information required by the NASAA Guidelines. As a public reporting company, however, Sierra will continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of the MGCL requiring Sierra to prepare an annual statement of affairs. Thus, Sierra expects to continue distributing an annual report to Sierra Stockholders disclosing the information required under the rules and regulations of the SEC and the MGCL.

In addition, the New Sierra Charter removes provisions under the Sierra Charter relating to Sierra Stockholders’ ability to inspect the books and records of Sierra, which were included in the Sierra Charter to meet requirements consistent with the NASAA Guidelines. Under the New Sierra Charter, the rights of Sierra Stockholders to inspect the books and records of Sierra will be limited to the rights provided for under the MGCL. The MGCL allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, the MGCL permits only stockholders who for at least six months have been stockholders of record of at least 5% of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. Sierra believes these changes will conform its charter more closely to the charters of other Listed BDCs incorporated in Maryland. Sierra believes the changes also enhance its anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares of Sierra Common Stock or to contact Sierra Stockholders for the purpose of trying to influence Sierra’s management. Although Sierra believes the changes are in the best interest of Sierra, the proposed changes to the Sierra Charter may discourage others from trying to acquire control of Sierra, which may reduce the ability of Sierra Stockholders to liquidate an investment in Sierra or to receive a control premium for their shares of Sierra Common Stock. The proposed changes may also make it more difficult for Sierra Stockholders to communicate with each other to influence management, which could result in policies, actions or Board composition that are not as favorable to Sierra Stockholders as they might otherwise would be.

Charter Amendment Proposal A(xi): Conforming Changes and Other Ministerial Modifications

The New Sierra Charter reflects a number of changes and other modifications of a ministerial nature that are necessary in light of the changes described above that are being proposed in Charter Amendment Proposal A. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to Sierra or which need to be updated, and the necessary re-numbering and re-lettering of remaining provisions. These changes will be made as necessary to reflect the amendments proposed in Charter Amendment Proposals A(i) through A(x) that are approved by the Sierra Stockholders at the Sierra Special Meeting.

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Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the Sierra Charter pursuant to Charter Amendment Proposal A if each of Charter Amendment Proposals A(i) through (x) is approved by Sierra Stockholders at the Sierra Special Meeting. The below summary does not identify certain non-substantive changes to the Sierra Charter or changes that are described as part of Charter Amendment Proposal B through Charter Amendment Proposal E. Please see the marked version of the New Sierra Charter attached as Appendix H, which reflects all the changes proposed to be made to the Sierra Charter.

●	Revision to Section 4.1(f) to provide that Sierra elects to be subject to the provisions of Section 3-804(c) of the MGCL, which provides that only a majority of the Sierra Board may fill vacancies on the Sierra Board. This provision was previously accomplished by the filing of articles supplementary with SDAT.

●	Deletion of Section 5.5 of the Sierra Charter to remove the NASAA Guidelines provisions regarding limitations on Sierra’s ability to make arrangements for deferred payments on account of the purchase price of Sierra Common Stock.

●	Deletion of Section 5.6 of the Sierra Charter to remove the NASAA Guidelines provisions regarding the investment advisers’ responsibilities relating to distributions and regarding limitations on the Sierra Board’s ability to authorize distributions.

●	Deletion of Section 5.8 of the Sierra Charter to remove the NASAA Guidelines provisions regarding the suitability of Sierra Stockholders.

●	Deletion of Section 5.9 of the Sierra Charter to remove the NASAA Guidelines provisions regarding the limitations imposed on the admission of stockholders.

●	Deletion of Sections 5.10 and 5.11 of the Sierra Charter to remove the provisions regarding Sierra’s repurchase obligations.

●	Revision to Sections 7.2 and 7.3(a) of the Sierra Charter, and the deletion of Sections 7.3(b), 7.3(c) and 7.4 of the Sierra Charter, to remove the NASAA Guidelines restrictions on (a) exculpation and indemnification of, and advancement of expenses to, directors and officers, and (b) Sierra’s ability to incur the cost of certain insurance for Sierra’s investment advisers.

●	Deletion of Article VIII of the Sierra Charter to remove the NASAA Guidelines provisions regarding certain conflicts of interest and the supervision of, and payment of enumerated fees to, Sierra’s investment advisers and related provisions.

●	Deletion of Article IX of the Sierra Charter to remove the NASAA Guidelines provisions limiting Sierra’s investment objectives and limitations and investment strategies.

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●	Deletion of Article X of the Sierra Charter to remove the NASAA Guidelines provisions restricting certain transactions between Sierra and its investment advisers, any director and their respective affiliates.

●	Deletion of Sections 11.2 and 11.4 to remove the NASAA Guidelines provisions regarding certain stockholder rights.

●	Deletion of Section 11.3 to eliminate certain additional stockholder rights of inspection beyond those provided by the MGCL.

●	Deletion of Article XII of the Sierra Charter to remove the NASAA Guidelines provisions regarding limitations on roll-up transactions.

●	Deletion of definitions in Article XIII that will no longer be applicable as a result of the removal of certain provisions from the Sierra Charter.

●	Deletion of Section 14.1 of the Sierra Charter, which provides that the duration of the corporation is perpetual, as unnecessary under the MGCL.

THE SIERRA BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” CHARTER AMENDMENT PROPOSALS A(I) through A(xi).

The affirmative vote by the holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date is necessary for approval of each of Charter Amendment Proposals A(i) through A(xi). You may vote for or against or abstain on each of Charter Amendment Proposals A(i) through A(xi). Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of Charter Amendment Proposals A(i) through A(xi). Proxies received will be voted “FOR” the approval of each of Charter Amendment Proposals A(i) through A(xi) unless Sierra Stockholders designate otherwise.

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SIERRA PROPOSAL #5(B): APPROVAL OF CHARTER AMENDMENT PROPOSAL B

Provisions Regarding ADDITIONAL VOTING RIGHTS OF sierra STOCKHOLDERS

Article XI, Section 11.1 of the Sierra Charter provides certain additional voting rights for Sierra Stockholders, including the right to direct that the Sierra Board cause Sierra to (i) amend the Sierra Charter, (ii) dissolve Sierra, (iii) approve the sale of all or substantially all of the assets of Sierra, or (iv) cause the merger or other reorganization of Sierra. These provisions may conflict with the MGCL because, in each case, under the MGCL the underlying corporate action requires that the Sierra Board first exercise its independent business judgment pursuant to the standard of conduct applicable to directors under Maryland law to declare such action advisable. Except in limited circumstances not applicable here, it is not clear that the MGCL permits a Maryland corporation to grant to its stockholders the power to compel the board of directors to make such a declaration without the directors exercising their independent business judgment. The New Sierra Charter removes the language permitting the Sierra Stockholders to cause the Sierra Board to (i) amend the Sierra Charter, (ii) dissolve Sierra, (iii) approve the sale of all or substantially all of the assets of Sierra, or (iv) cause the merger or other reorganization of Sierra. If the MGCL does not permit the grant of this power to a Maryland corporation’s stockholders, these amendments will have no effect. But if the MGCL permits a Maryland corporation to grant to the stockholders the power to compel the board of directors to make such a declaration and take the corresponding action without the directors exercising their independent business judgment, Sierra believes that Section 11.1 in the Sierra Charter dramatically weakens its anti-takeover defenses by making it significantly easier for a potential acquirer to acquire control of Sierra. Therefore, Sierra believes that the elimination of Section 11.1 enhances its anti-takeover defenses by making it more difficult for a potential acquirer to acquire control of Sierra. In addition, these provisions are atypical in a Listed BDC. Although Sierra believes that the changes are in the best interest of Sierra, the proposed changes to the Sierra Charter may discourage others from trying to acquire control of Sierra, which may reduce a Sierra Stockholder’s ability to liquidate an investment in Sierra or to receive a control premium for Sierra Common Stock.

Summary of Specific Change

Listed below is the specific change that will be made to the Sierra Charter pursuant to Charter Amendment Proposal B if Charter Amendment Proposal B is approved by Sierra Stockholders at the Sierra Special Meeting.

●	Deletion of Section 11.1 of the Sierra Charter.

THE SIERRA BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” CHARTER AMENDMENT PROPOSAL B.

The affirmative vote by the holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast as of the Sierra Record Date is necessary for approval of Charter Amendment Proposal B. You may vote for or against or abstain on Charter Amendment Proposal B. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Charter Amendment Proposal B. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal B unless Sierra Stockholders designate otherwise.

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SIERRA PROPOSAL #5(C): APPROVAL OF CHARTER AMENDMENT PROPOSAL C

Provisions Regarding ADDITIONAL VOTING RIGHTS OF sierra STOCKHOLDERS

Article XIV, Section 14.2 of the Sierra Charter purports to permit the Sierra Stockholders to voluntarily dissolve Sierra. This provision may conflict with the MGCL. Under the MGCL, a Maryland corporation registered as a closed-end investment company under the Investment Company Act may, among other things, include in its charter a requirement that the corporation submit to its stockholders a proposal to, among other things, dissolve even if its board of directors fails to recommend the proposal or declare the proposal advisable (or recommends that the stockholders reject it). In all other circumstances, the MGCL requires that the Sierra Board first exercise its independent business judgment consistent with the standard of conduct applicable to directors under Maryland law and declare that dissolution is advisable. It is not clear that the MGCL permits a BDC, which is not a registered closed-end fund under the Investment Company Act, to grant to its stockholders in its charter the power to dissolve the corporation without the board of directors first declaring the action advisable. The New Sierra Charter removes this language to ensure consistency with the MGCL. Further, the New Sierra Charter removes this language to discourage potential acquirers who might seek to explore short term discounts to NAV at the expense of the long-term best interests of Sierra and Sierra Stockholders.

If the MGCL does not permit the grant of this power to the Sierra Stockholders, these changes will have no effect. But if the MGCL permits a Sierra to grant to the Sierra Stockholders in the Sierra Charter the power to dissolve the corporation without the board of directors first declaring the action advisable, although Sierra believes that the changes are in the best interest of Sierra, the proposed changes to the Sierra Charter eliminate the ability of Sierra Stockholders to cause the dissolution of the corporation, which will delete an alternative to eliminate any trading discount to NAV and may discourage others from trying to acquire control of Sierra, which may reduce the a Sierra Stockholders’ ability to liquidate an investment in Sierra or to receive a control premium for Sierra Common Stock.

Summary of Specific Change

Listed below is the specific change that will be made to the Sierra Charter pursuant to Charter Amendment Proposal C if Charter Amendment Proposal C is approved by Sierra Stockholders at the Sierra Special Meeting.

●	Deletion of Section 14.2 of the Sierra Charter.

THE SIERRA BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” CHARTER AMENDMENT PROPOSAL C.

The affirmative vote by the holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter as of the Sierra Record Date is necessary for approval of Charter Amendment Proposal C. Sierra Stockholders may vote for or against or abstain on Charter Amendment Proposal C. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Charter Amendment Proposal C. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal C unless Sierra Stockholders designate otherwise.

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SIERRA PROPOSAL #5(D): APPROVAL OF CHARTER AMENDMENT PROPOSAL D

PROVIDING SIERRA STOCKHOLDERS THE RIGHT TO AMEND THE SIERRA BYLAWS

Background

The Sierra Board recommends for your approval an amendment to the Sierra Charter to provide that the Sierra Bylaws may be amended by the vote of a majority of the entire Sierra Board or by the Sierra Stockholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter, subject to certain limitations. Currently, Article V, Section 5.7 of the Sierra Charter provides that the Sierra Board has the exclusive power to make, alter, amend or repeal the Sierra Bylaws.

The Sierra Board is committed to strong and effective corporate governance and monitors regularly its corporate governance policies and practices. After careful consideration, the Sierra Board believes that allowing the Sierra Stockholders the right to amend the Sierra Bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter is in Sierra’s best interests and in the best interests of the Sierra Stockholders. If this Charter Amendment Proposal D is approved by the Sierra Stockholders, the Sierra Board intends to similarly amend the Sierra Bylaws. If this Charter Amendment Proposal D is not approved by the Sierra Stockholders, then Sierra will not amend the Sierra Charter to provide this right to Sierra Stockholders and the New Sierra Charter will continue to provide that the Sierra Board has the exclusive power to make, alter, amend or repeal the Sierra Bylaws.

Summary of Specific Change

Listed below is the specific change that will be made to the Sierra Charter pursuant to Charter Amendment Proposal D if Charter Amendment Proposal D is approved by Sierra Stockholders at the Sierra Special Meeting.

●	Addition of provision in Section 5.5 (formerly Section 5.7), following the deletion of Sections 5.5 and 5.6 of the Sierra Charter, permitting the Sierra Stockholders, in addition to the Sierra Board, to adopt, alter or repeal any provision of the Sierra Bylaws and make new bylaws if such action is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, except that the Sierra Stockholders shall not have the power to alter or repeal any provision of the Sierra Bylaws (a) subjecting Sierra to the Investment Company Act or (b) providing indemnification or advancement rights to any person.

THE SIERRA BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” CHARTER AMENDMENT PROPOSAL D.

The affirmative vote by the holders of shares of Sierra Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter as of the Sierra Record Date is necessary for approval of Charter Amendment Proposal D. Sierra Stockholders may vote for or against or abstain on Charter Amendment Proposal D. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Charter Amendment Proposal D. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal D unless Sierra Stockholders designate otherwise.

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SIERRA PROPOSAL #5(E): APPROVAL OF CHARTER AMENDMENT PROPOSAL E

Provisions Regarding DETERMINATIONS BY THE BOARD OF DIRECTORS

Article IV, Section 4.6 of the Sierra Charter provides that, with certain limitations, determinations as to certain matters made in good faith by the Sierra Board shall be final and conclusive and binding upon Sierra and Sierra Stockholders. The Articles of Amendment remove language pertaining to the resolution of any conflict between the MGCL, the Sierra Charter and the Sierra Bylaws, on the one hand, and the NASAA Guidelines, on the other hand, from Section 4.6 of the Sierra Charter. Sierra will no longer be subject to the NASAA Guidelines and this language is unnecessary.

Summary of Specific Change

Listed below is the specific change that will be made to the Sierra Charter through the Articles of Amendment pursuant to Charter Amendment Proposal E if Charter Amendment Proposal E is approved by Sierra Stockholders at the Sierra Special Meeting.

●	Deletion of references to the NASAA Guidelines in Section 4.6 of the Sierra Charter.

THE SIERRA BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” CHARTER AMENDMENT PROPOSAL e.

The affirmative vote by the holders of shares of Sierra Common Stock entitled to cast at least two-thirds of all the votes entitled to be cast as of the Sierra Record Date is necessary for approval of Charter Amendment Proposal E. You may vote for or against or abstain on Charter Amendment Proposal E. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Charter Amendment Proposal E. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal E unless Sierra Stockholders designate otherwise.

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SIERRA PROPOSAL #6: APPROVAL OF THE COMBINED COMPANY INVESTMENT ADVISORY AGREEMENT

Background

SIC Advisors currently provides investment advisory services to Sierra pursuant to the Sierra Investment Advisory Agreement. The Sierra Investment Advisory Agreement was initially approved by the Sierra Board on April 5, 2012. Most recently, the Sierra Board held an in-person meeting on March 8, 2018, in order to consider and approve the annual approval and continuation of the Sierra Investment Advisory Agreement, which was approved for a period of one additional year, which will expire on April 17, 2019.

In the MCC Merger, MCC would, on the terms and subject to the conditions set forth in the MCC Merger Agreement, merge with and into Sierra, with Sierra continuing as the surviving company in the MCC Merger. In the MDLY Merger, MDLY would, on the terms and subject to the conditions set forth in the MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub continuing as the surviving company in the MDLY Merger. As a result of the foregoing, the investment management function of the Combined Company will become internalized, and the Combined Company’s wholly owned registered investment adviser will serve as its investment adviser. As a result of the Mergers and the change of the entity serving as investment adviser to the Combined Company, an assignment of the Sierra Investment Advisory Agreement will occur under the Investment Company Act. This assignment will result in the automatic termination of the Sierra Investment Advisory Agreement, as required by Section 15 of the Investment Company Act and the terms of the Sierra Investment Advisory Agreement.

In order for MCC Advisors to serve as the investment adviser to the Combined Company upon the closing of the Mergers, the Investment Company Act requires that the Combined Company Investment Advisory Agreement be approved by both (i) a majority of the members of the Sierra Board who are not “interested persons,” as defined by Section 2(a)(19) of the Investment Company Act (the “Non-Interested Directors”), and (ii) holders of “a majority of its outstanding voting securities,” as such term is defined under the Investment Company Act. At an in-person meeting of the Sierra Board on November 6, 2018, based upon the recommendation of the Sierra Special Committee, the Sierra Board, including all of the Non-Interested Directors, voted unanimously to (i) approve the Combined Company Investment Advisory Agreement, the terms and conditions of which are identical to those of the Sierra Investment Advisory Agreement in all material respects, and (ii) recommend that the Sierra Stockholders approve the Combined Company Investment Advisory Agreement.

If approved by the Sierra Stockholders, the Combined Company Investment Advisory Agreement will be executed on behalf of the Combined Company and become effective upon the closing of the Mergers. The closing of the MCC Merger is conditioned upon, among other things, approval of the Combined Company Investment Advisory Agreement by the Sierra Stockholders.

The Sierra Stockholders are being asked to approve the Combined Company Investment Advisory Agreement between Sierra and MCC Advisors. The terms and conditions of the Combined Company Investment Advisory Agreement are substantially identical to those of the Sierra Investment Advisory Agreement. The primary differences between the Sierra Investment Advisory Agreement and the Combined Company Investment Advisory Agreement is that the latter eliminates certain provisions relating to Sierra’s continuous offering that was terminated effective as of July 31, 2018, and reflects an expense reimbursement structure that more closely aligns with that of a listed BDC, rather than a non-traded BDC. The Sierra Board believes the approval of the Combined Company Investment Advisory Agreement will provide continuity of advisory services to Sierra, and believes it to be in the best interests of Sierra and the Sierra Stockholders.

Following the completion of the Mergers, the Combined Company will maintain Sierra’s current investment objective, which is to generate current income, and to a lesser extent, long-term capital appreciation by primarily lending to and investing in the debt of privately-owned U.S. middle-market companies. The Combined Company also will continue to pursue the same principal investment strategies as Sierra, which focuses primarily on sourcing investments in private U.S. companies as it seeks to construct a portfolio that generates what it believes to be superior risk adjusted returns, and is centered around three principles including (i) disciplined due diligence of each company’s credit fundamentals; (ii) a detailed and customized structuring process for directly originated investments and (iii) regular and ongoing monitoring of the portfolio and proactive risk management.

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If the Mergers are not consummated, SIC Advisors will continue to serve as Sierra’s investment adviser pursuant to the Sierra Investment Advisory Agreement, subject to the supervision of the Sierra Board.

Summary of the Terms and Conditions of the Sierra Investment Advisory Agreement and the Combined Company Investment Advisory Agreement

A copy of the Combined Company Investment Advisory Agreement is attached to this Joint Proxy Statement/Prospectus as Appendix K. The following description of the terms and conditions of the Combined Company Investment Advisory Agreement is only a summary of its material terms. You should refer to Appendix K for the Combined Company Investment Advisory Agreement, and the description of the Combined Company Investment Advisory Agreement set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to Appendix K.

SIC Advisors has served as the investment adviser to Sierra since the commencement of Sierra’s operations in April 2012, pursuant to the terms of the Sierra Investment Advisory Agreement, as renewed from time to time by the Sierra Board. If approved by the Sierra Stockholders at the Sierra Special Meeting, MCC Advisors will provide the same advisory services pursuant the terms of the Combined Company Investment Advisory Agreement as SIC Advisors currently provides pursuant to the Sierra Investment Advisory Agreement. The terms and conditions of the Combined Company Investment Advisory Agreement are substantially identical in all material respects to the Sierra Investment Advisory Agreement. Following approval by the Sierra Stockholders in the manner required by the Investment Company Act, the Combined Company Investment Advisory Agreement will become effective immediately following the closing of the Mergers. The Combined Company Investment Advisory Agreement will remain in effect for a period of two years. Unless earlier terminated, the Combined Company Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually at an in-person meeting of the Combined Company Board by a majority of Combined Company’s Non-Interested Directors, and either the Combined Company Board or the holders of a majority of the Combined Company’s outstanding voting securities.

Advisory and Other Services

The terms and conditions of the Sierra Investment Advisory Agreement and the Combined Company Investment Advisory Agreement are substantially identical in all material respects. Under the terms of the Combined Company Investment Advisory Agreement, subject to the supervision of the Combined Company Board, MCC Advisors will manage the Combined Company’s day-to-day operations and provide investment advisory services to the Combined Company, in each case in accordance with the Combined Company’s investment objectives, policies, and restrictions. Under the terms of the Combined Company Investment Advisory Agreement, MCC Advisors will be responsible for the following:

●	determining the composition and allocation of the Combined Company’s investment portfolio, the nature and timing of any changes to its portfolio and the manner of implementing such changes;

●	identifying and evaluating the structure of the investments made by the Combined Company;

●	performing due diligence on prospective portfolio companies;

●	executing, closing, servicing and monitoring the Combined Company’s investments;

●	determining the securities and other assets that the Combined Company will purchase, retain or sell;

●	providing the Combined Company with such other investment advisory, research and related services as it may, from time to time, reasonably require for the investment of its funds; and

●	to the extent permitted under the Investment Company Act and the Advisers Act, on the Combined Company’s behalf, and in coordination with any sub-adviser and administrator, providing significant managerial assistance to those portfolio companies to which the Combined Company is required to provide such assistance under the Investment Company Act, including utilizing appropriate personnel of MCC Advisors to, among other things, monitor the operations of the Combined Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

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Under the Combined Company Investment Advisory Agreement, MCC Advisors will have a fiduciary responsibility for the safeguarding and use of all of the Combined Company’s funds and assets. MCC Advisors would also be subject to liability under both the Investment Company Act and the Advisers Act for a breach of these fiduciary duties.

MCC Advisors will be primarily responsible for initially identifying, evaluating and structuring the Combined Company’s investments. These activities will be carried out by its investment teams and subject to the oversight of MCC Advisors’ senior investment personnel. Each investment that the Combined Company makes will require the approval of MCC Advisors before the investment may be made.

The services MCC Advisors will provide to the Combined Company will not be exclusive, and MCC Advisors may engage in any other business or render similar services to other entities so long as its services to Sierra are not impaired.

Management Fees

The management fees under the Combined Company Investment Advisory Agreement will be calculated in a manner identical to that of the Sierra Investment Advisory Agreement. The Combined Company will pay MCC Advisors a fee for its services under the Combined Company Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. Sierra believes that this fee structure will benefit the Combined Company’s stockholders by aligning the compensation of MCC Advisors with the Combined Company’s overall investment performance. The cost of both the base management fee and the incentive fee will ultimately be borne by the Combined Company’s stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of the Combined Company’s gross assets and is payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. As a result, MCC Advisors will receive a higher base management fee when the Combined Company incurs debt or uses leverage. The base management fee is calculated based on the Combined Company’s gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter will be appropriately pro-rated.

Incentive Fee

The incentive fee is divided into two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income for each quarter will be calculated as follows:

●	No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Combined Company’s net assets at the end of the immediately preceding fiscal quarter. The Combined Company refers to this as the preferred quarterly return.

●	All of the Combined Company’s pre-incentive fee net investment income, if any, that exceeds the preferred quarterly return, but is less than or equal to 2.1875% on the Combined Company’s net assets at the end of the immediately preceding fiscal quarter in any quarter, is payable to MCC Advisors. The Combined Company refers to this portion of its subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of the Combined Company’s pre-incentive fee net investment income when its pre-incentive fee net investment income exceeds 2.1875% on the Combined Company’s net assets at the end of the immediately preceding fiscal quarter in any quarter.

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●	For any quarter in which the Combined Company’s pre-incentive fee net investment income exceeds 2.1875% on the Combined Company’s net assets at the end of the immediately preceding fiscal quarter, the subordinated incentive fee on income shall equal 20% of the amount of the Combined Company’s pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

●	Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Combined Company’s operating expenses for the quarter, including the base management fee, expenses payable under its administration agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

An incentive fee on capital gains will be earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which the Combined Company Investment Advisory Agreement is in effect. If the Combined Company Investment Advisory Agreement is terminated, the incentive fee on capital gains will become payable as of the effective date of such termination. The incentive fee on capital gains is based on the Combined Company’s realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, which the Combined Company refers to as “net realized capital gains.” The incentive fee on capital gains equals 20% of the Combined Company’s net realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains.

Expenses

Under the Combined Company Investment Advisory Agreement, the Combined Company shall bear costs and expenses, including (without limitation): all direct and indirect costs and expenses incurred by MCC Advisors for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services by MCC Advisors under the Combined Company Investment Advisory Agreement; corporate, organizational and offering expenses relating to offerings of shares of the Combined Company Common Stock, subject to limitations included in the Combined Company Investment Advisory Agreement; the cost of calculating the Combined Company’s NAV, including the cost of any third-party valuation firms; offerings of the Combined Company Common Stock and other securities; fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; all costs of registration and listing the shares of the Combined Company Common Stock on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Combined Company’s investments; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs associated with the Combined Company’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act; fees and expenses associated with accounting, independent audits and outside legal costs; all other expenses incurred by the Combined Company or MCC Advisors in connection with administering the Combined Company’s business, including expenses incurred by the Combined Company’s administrator, Medley Capital LLC, in performing administrative services for the Combined Company; and the reimbursement of the compensation of the Combined Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs paid by Medley Capital LLC.

Term, Continuance and Termination

The continuance and termination provisions under the Combined Company Investment Advisory Agreement are identical to the continuance and termination provisions under the Sierra Investment Advisory Agreement. The Combined Company Investment Advisory Agreement provides that it will remain in effect for two years from its effective date, and thereafter from year-to-year, subject to approval by the Combined Company Board or a vote of a majority of the outstanding voting securities of the Combined Company and by approval of a majority of the Combined Company’s Non-Interested Directors. The Combined Company Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by the vote of a majority of the Combined Company’s Non-Interested Directors or by a vote of a majority of the Combined Company’s outstanding voting securities, on 60 days’ prior written notice to MCC Advisors, or by MCC Advisors at any time, without the payment of any penalty, on 120 days’ prior written notice to the Combined Company.

406

Indemnification

The indemnification provisions under the Combined Company Investment Advisory Agreement will be identical to the indemnification provisions under the Sierra Investment Advisory Agreement. The Combined Company Investment Advisory Agreement provides that MCC Advisors and each of its directors, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, MCC Advisors shall not be liable to the Combined Company for any action taken or omitted to be taken by MCC Advisors in connection with the performance of any of their duties or obligations under the Combined Company Investment Advisory Agreement (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Combined Company shall indemnify, defend and protect such person or entities and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Combined Company or its stockholders) arising out of or otherwise based upon the performance of any of such persons’ duties or obligations under the Combined Company Investment Advisory Agreement to the extent such losses, damages, liabilities, cost and expenses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the New Sierra Charter, the Investment Company Act, or the laws of the State of Maryland.

The Combined Company Investment Advisory Agreement also provides that MCC Advisors shall indemnify the Combined Company, and its affiliates and controlling persons (as determined under the Investment Company Act), for any losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) that the Combined Company or its affiliates and controlling persons may sustain as a result of MCC Advisors’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Combined Company Investment Advisory Agreement or violation of applicable law, including, without limitation, the federal and state securities laws.

The Combined Company Investment Advisory Agreement further provides that MCC Advisors and its directors, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the Investment Company Act), and any other person or entity affiliated with, or acting on behalf of MCC Advisors are not entitled to indemnification from the Combined Company for any liability or loss suffered by them, nor will they be held harmless for any loss or liability suffered by the Combined Company, unless all of the following conditions are met: (i) the indemnified party has determined, in good faith, that the course of conduct which caused the loss or liability was in the Combined Company’s best interests; (ii) the indemnified party was acting on behalf of or performing services for the Combined Company; (iii) such liability or loss was not the result of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Combined Company Investment Advisory Agreement; and (iv) such indemnification or agreement to hold harmless is recoverable only out of the Combined Company’s net assets and not from Combined Company’s stockholders.

Board Consideration of Approval of the Combined Company Investment Advisory Agreement

Based upon the recommendation of the Sierra Special Committee, the Sierra Board, including all of the Non-Interested Directors, unanimously approved the Combined Company Investment Advisory Agreement on November 6, 2018.

In evaluating the Combined Company Investment Advisory Agreement, the Sierra Board reviewed certain materials furnished separately by MCC Advisors and Eversheds Sutherland relevant to its decision. Those materials included a copy of the Combined Company Investment Advisory Agreement; a memorandum from Eversheds Sutherland outlining the legal principles that are applicable to consideration of the approval of the Combined Company Investment Advisory Agreement by the Sierra Board; MCC Advisors’ response to certain questions to assist in the Sierra Board’s consideration of the approval of the Combined Company Investment Advisory Agreement; and other supporting documents and attachments. Representatives of the MCC Advisors discussed with the Sierra Board the Combined Company Investment Advisory Agreement, and indicated their belief that, as a consequence of the Combined Company Investment Advisory Agreement, the operations of MCC Advisors and its ability to provide advisory services to the Combined Company would not be adversely affected.

407

In its consideration of the Combined Company Investment Advisory Agreement, the Sierra Board as well as the Sierra Special Committee focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Combined Company by MCC Advisors; (b) the investment performance of MCC Advisors; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (d) the Combined Company’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to MCC Advisors from its relationships with the Combined Company and the profitability of those relationships; (f) information about the services to be performed and the personnel performing such services under the Combined Company Investment Advisory Agreement; (g) the organizational capability and financial condition of MCC Advisors and its affiliates; (h) possible economies of scale arising from the Combined Company’s size and/or anticipated growth; and (i) possible alternative fee structures or bases for determining fees.

The Sierra Special Committee met in executive session with S&W regarding the approval of the Combined Company Investment Advisory Agreement. Based on the information reviewed and discussions held with respect to each of the foregoing items, the Special Committee concluded in light of all the Combined Company’s surrounding circumstances that the compensation payable to MCC Advisors under the Combined Company Investment Advisory Agreement was reasonable in relation to the services to be provided by MCC Advisors to the Combined Company.

After these deliberations, the Sierra Board, including all of the Non-Interested Directors, approved the Combined Company Investment Advisory Agreement as being in the best interests of the Combined Company and its stockholders. The Sierra Board then directed that the Combined Company Investment Advisory Agreement be submitted to the Sierra Stockholders for approval with the Sierra Board’s recommendation that Sierra Stockholders vote to approve the Combined Company Investment Advisory Agreement.

The Sierra Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Sierra Board may have given different weights to different factors.

Principal Executive Offices

The principal executive office of each of Sierra and MCC Advisors is 280 Park Ave, 6th Floor East, New York, New York 10017. Upon the approval of the Combined Company Investment Advisory Agreement, the principal executive offices of each of the Combined Company and MCC Advisors will remain at the locations set forth above.

BASED UPON THE RECOMMENDATION OF THE SIERRA SPECIAL COMMITTEE, THE SIERRA
BOARD UNANIMOUSLY RECOMMENDS THAT SIERRA STOCKHOLDERS VOTE “FOR” THE
COMBINED COMPANY INVESTMENT ADVISORY AGREEMENT.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, Sierra Proposal #6. Sierra Proposal #6 will be approved if a majority of the holders of (1) the outstanding shares of Sierra Common Stock as of the Sierra Record Date and (2) the outstanding shares of Sierra Common Stock as of the Sierra Record Date held by persons who are not affiliated persons of Sierra, each must affirmatively vote “FOR” the proposal. The vote of holders of a “majority,” as defined in the Investment Company Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding shares of Sierra Common Stock present or represented by proxy at the Sierra Special Meeting if the holders of more than 50% of the shares of Sierra Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Sierra Common Stock. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

408

SIERRA PROPOSAL #7: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE

The Sierra Special Meeting may be adjourned to another time and place to permit further solicitation of proxies, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve the foregoing proposals.

Sierra is asking Sierra Stockholders to authorize the holder of any proxy solicited by the Sierra Board to vote in favor of any adjournment of the Sierra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Sierra Special Meeting to approve the foregoing proposals.

BASED UPON THE RECOMMENDATION OF THE SIERRA SPECIAL COMMITTEE, THE SIERRA BOARD UNANIMOUSLY RECOMMENDS THAT SIERRA STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE SIERRA SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SIERRA SPECIAL MEETING TO APPROVE THE FOREGOING PROPOSALS.

Sierra Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal. A majority of the votes cast by the holders of Sierra Common Stock as of the Sierra Record Date present or represented by proxy at the Sierra Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

409

MCC PROPOSAL #1: APPROVAL OF THE ADOPTION OF THE MCC MERGER AGREEMENT

MCC is asking MCC Stockholders to consider and adopt the MCC Merger Agreement. Approval of the adoption of the MCC Merger Agreement by the MCC Stockholders is necessary to complete the MCC Merger. See “Description of the MCC Merger Agreement” for more information.

BASED UPON THE RECOMMENDATION OF THE mcc SPECIAL COMMITTEE, the MCC board has unanimously approved the MCC Merger Agreement, including the transactions contemplated thereunder, including the MCC Merger, upon the terms and subject to the conditions and limitations set forth in the MCC Merger Agreement, and unanimously recommends that MCC Stockholders vote “FOR” the APPROVAL OF THE adoption of the MCC Merger Agreement.

MCC Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the adoption of the MCC Merger Agreement. A majority of the outstanding shares of MCC Common Stock as of the MCC Record Date must affirmatively vote “FOR” the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

410

MCC PROPOSAL #2: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF
NECESSARY OR APPROPRIATE

The MCC Special Meeting may be adjourned to another time and place to permit further solicitation of proxies, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve the adoption of the MCC Merger Agreement.

MCC is asking MCC Stockholders to authorize the holder of any proxy solicited by the MCC Board to vote in favor of any adjournment of the MCC Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCC Special Meeting to approve the adoption of the MCC Merger Agreement.

BASED UPON THE RECOMMENDATION OF THE mcc SPECIAL COMMITTEE, the MCC board UNANIMOUSLY RECOMMENDS THAT MCC STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE MCC SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MCC SPECIAL MEETING TO APPROVE THE ADOPTION OF THE MCC MERGER AGREEMENT.

MCC Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal. A majority of the votes cast by the holders of MCC Common Stock as of the MCC Record Date present or represented by proxy at the MCC Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

411

MDLY PROPOSAL #1: APPROVAL OF THE ADOPTION OF THE MDLY MERGER AGREEMENT

MDLY is asking MDLY Stockholders to consider and adopt the MDLY Merger Agreement. Approval of the adoption of the MDLY Merger Agreement by the MDLY Stockholders is necessary to complete the MDLY Merger. Completion of the MDLY Merger is conditioned upon the consummation of the MCC Merger. See "Description of the MDLY Merger Agreement" for more information.

BASED UPON THE RECOMMENDATION OF THE MDLY SPECIAL COMMITTEE, the MDLY board has unanimously approved and declared advisable the MDLY Merger Agreement and the transactions contemplated thereby, INCLUDING, without limitation, the mdly merger, and unanimously recommends that MDLY Stockholders vote “FOR” the APPROVAL OF THE adoption of the MDLY Merger Agreement.

MDLY Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the adoption of the MDLY Merger Agreement. The holders of a majority of the voting power of the outstanding shares of MDLY Common Stock as of the MDLY Record Date must affirmatively vote “FOR” the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

412

MDLY PROPOSAL #2: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF
NECESSARY OR APPROPRIATE

The MDLY Special Meeting may be adjourned to another time and place to permit further solicitation of proxies, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve the adoption of the MDLY Merger Agreement.

MDLY is asking MDLY Stockholders to authorize the holder of any proxy solicited by the MDLY Board to vote in favor of any adjournment of the MDLY Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.

BASED UPON THE RECOMMENDATION OF THE MDLY SPECIAL COMMITTEE, the MDLY board UNANIMOUSLY RECOMMENDS THAT MDLY STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE MDLY SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MDLY SPECIAL MEETING TO APPROVE THE ADOPTION OF THE MDLY MERGER AGREEMENT.

MDLY Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal. A majority of the votes cast by the holders of shares of MDLY Common Stock as of the MDLY Record Date present in person or by proxy at the MDLY Special Meeting must affirmatively vote “FOR” the proposal in order for it to be approved (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions and “broker non-votes” are not considered votes cast on the adjournment proposal, and will have no effect on the vote for the proposal.

413

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

Sierra

There is currently no publicly traded market for Sierra Common Stock. If the Mergers are successfully consummated, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers. It is not possible to predict whether the Combined Company Common Stock will trade at, above, or below NAV following the completion of the Mergers. See “Risk Factors — Risks Relating to the Combined Company — There has been no public market for Sierra Common Stock, and the Companies cannot assure you that the market price of Sierra Common Stock will not decline following the closing of the Mergers” and “Risk Factors — Risks Relating to the Combined Company — Shares of the Sierra Common Stock may trade at a discount from NAV.”

Sierra’s distributions, if any, are determined by the Sierra Board. Sierra has elected, and intends to qualify annually, to be treated as a RIC under Subchapter M of the Code. To maintain RIC tax treatment, Sierra must timely distribute at least 90% of its net ordinary income and net short-term capital gains in excess of its net long- term capital losses, if any. Sierra will be subject to a 4% nondeductible U.S. federal excise tax on its undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years and on which it did not pay U.S. federal income tax.

The following table reflects the cash distributions per share that Sierra has declared or paid to Sierra Stockholders for the years ended December 31, 2017 and 2016 and the current fiscal year to date. Stockholders of record as of each respective semi-monthly record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
January 15 and 29, 2016	January 29, 2016	$0.03333
February 12 and 29, 2016	February 29, 2016	0.03333
March 15 and 31, 2016	March 31, 2016	0.03333
April 15 and 29, 2016	April 29, 2016	0.03333
May 13 and 31, 2016	May 31, 2016	0.03333
June 15 and 30, 2016	June 30, 2016	0.03333
July 15 and 29, 2016	July 29, 2016	0.03333
August 15 and 31, 2016	August 31, 2016	0.03333
September 15 and 30, 2016	September 30, 2016	0.03333
October 14 and 31, 2016	October 31, 2016	0.02667
November 15 and 30, 2016	November 30, 2016	0.02667
December 15 and 30, 2016	December 31, 2016	0.02667
January 13 and 31, 2017	January 31, 2017	0.02667
February 15 and 28, 2017	February 28, 2017	0.02667
March 15 and 31, 2017	March 31, 2017	0.02667
April 14 and 28, 2017	April 28, 2017	0.02667
May 15 and 31, 2017	May 31, 2017	0.02667
June 15 and 30, 2017	June 30, 2017	0.02667
July 14 and 31, 2017	July 31, 2017	0.02667
August 15 and 31, 2017	August 31, 2017	0.02667
September 15 and 29, 2017	September 29, 2017	0.02667
October 13 and 31, 2017	October 31, 2017	0.02667
November 15 and 30, 2017	November 30, 2017	0.02667
December 15 and 29, 2017	December 29, 2017	0.02667
January 15 and 31, 2018	January 31, 2018	0.02667
February 15 and 28, 2018	February 28, 2018	0.02667
March 15 and 30, 2018	March 30, 2018	0.02667
April 13 and 30, 2018	April 30, 2018	0.02667
May 15 and 31, 2018	May 31, 2018	0.02667
June 15 and 29, 2018	June 29, 2018	0.02667
July 13 and 31, 2018	July 31, 2018	0.02667
August 15 and 31, 2018	August 31, 2018	0.02667
September 14 and 28, 2018	September 28, 2018	0.02667

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The Sierra Distribution Reinvestment Plan is an “opt in” distribution reinvestment plan pursuant to which Sierra Stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of Sierra Common Stock. As a result, if Sierra declares a cash dividend or other distribution, each Sierra Stockholder that has “opted in” to the Sierra Distribution Reinvestment Plan will have their distributions automatically reinvested in additional shares of Sierra Common Stock rather than receiving cash distributions. Sierra Stockholders who receive distributions in the form of shares of Sierra Common Stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. See “Sierra Distribution Reinvestment Plan.”

In connection with the Mergers, on November 6, 2018, the Sierra Board approved a distribution guidance framework that set forth a target distribution rate for the Combined Company.  In that regard, the Sierra Board determined that for each of the twelve months following the consummation of the Mergers, and subject to legally available funds, the Combined Company will pay monthly cash distributions to the holders of the Combined Company Common Stock equal to 5.500 cents per share, which is an increase from the monthly distribution of 5.334 cents per share currently paid by Sierra.

In connection with the Mergers, Sierra intends to amend the Sierra Distribution Reinvestment Plan (the “Amended Sierra DRIP”) to, among other things, modify the terms pursuant to which shares are issued under the Sierra Distribution Reinvestment Plan.  Under the Amended Sierra DRIP, if the Combined Company Common Stock is trading at or above NAV the number of shares of Combined Company Common Stock to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) NAV per share, and (ii) 95% of the market price per share of the Combined Company Common Stock at the close of regular trading on the NYSE on the payment date fixed by the Combined Company Board for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. If, on the other hand, the Combined Company Common Stock is trading below NAV, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (2) the Combined Company advises the plan administrator that since such NAV was last determined, the Combined Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders.

415

MCC

MCC Common Stock began trading on January 20, 2011, and is currently traded on the NYSE under the symbol “MCC” and the TASE. MCC Common Stock has historically traded at prices both above and below its respective NAV. The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the NAV per share of MCC Common Stock, the high and low closing sales price for the MCC Common Stock, the high sales price as a premium (discount) to NAV, the low sales price as a premium (discount) to NAV, and the dividends declared by MCC. On [        ], 2018, the last reported actual sales price of MCC Common Stock on the NYSE was $[             ] per share, which represented a discount of approximately [       ]% to the NAV per share reported by MCC as of September 30, 2018.

		Closing Sales Price		Premium/ Discount of High Sales Price to	Premium/ Discount of Low Sales Price to	Declared
Period	NAV(1)	High	Low	NAV(2)	NAV(2)	Dividends(3)
Fiscal year ended September 30, 2018
First Quarter	$7.71	$6.10	$5.09	(20.88)%	(33.98)%	$0.16
Second Quarter	$7.02	$5.34	$3.98	(23.93)%	(43.30)%	$0.16
Third Quarter	*	$4.03	$3.38	[ ] %	[ ] %	$0.10
Fourth Quarter	*	$ [ ]	$ [ ]	[ ] %	[ ] %	$ [ ]
Fiscal year ended September 30, 2017
First Quarter	$9.39	$7.87	$6.96	(16.19)%	(25.88)%	$0.22
Second Quarter	$8.94	$8.00	$7.40	(10.51)%	(17.23)%	$0.22
Third Quarter	$8.84	$7.84	$5.96	(11.31)%	(32.58)%	$0.16
Fourth Quarter	$8.45	$6.57	$5.79	(22.25)%	(31.48)%	$0.16
Fiscal year ending September 30, 2016
First Quarter	$10.01	$8.16	$7.01	(18.48)%	(29.97)%	$0.30
Second Quarter	$9.80	$7.74	$5.37	(21.02)%	(45.20)%	$0.30
Third Quarter	$9.79	$6.95	$6.26	(29.01)%	(36.01)%	$0.30
Fourth Quarter	$9.49	$7.77	$7.05	(18.12)%	(25.71)%	$0.22

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.

(3)	Represents the cash dividend declared for the specified quarter.

*	Not determinable at the time of filing.

MCC’s dividends, if any, are determined by the MCC Board. MCC has elected, and intends to qualify annually, to be treated as a RIC under Subchapter M of the Code. To maintain RIC tax treatment, MCC must timely distribute at least 90% of its net ordinary income and net short-term capital gains in excess of its net long- term capital losses, if any. MCC will be subject to a 4% nondeductible U.S. federal excise tax on its undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years and on which it did not pay U.S. federal income tax.

416

The following table reflects the cash distributions, including dividends and returns of capital per share that MCC has declared on MCC Common Stock since completion of MCC’s initial public offering.

Dividends Declared
Record Dates	Payment Dates	Per Share
Fiscal year ended September 30, 2011
June 1, 2011	June 15, 2011	$0.16
September 1, 2011	September 15, 2011	$0.21
Total		$0.37
Fiscal year ended September 30, 2012
December 15, 2011	December 30, 2011	$0.25
February 24, 2012	March 15, 2012	$0.28
May 25, 2012	June 15, 2012	$0.31
August 24, 2012	September 14, 2012	$0.36
Total		$1.20
Fiscal year ended September 30, 2013
November 23, 2012	December 14, 2012	$0.36
February 27, 2013	March 15, 2013	$0.36
May 27, 2013	June 14, 2013	$0.36
August 23, 2013	September 13, 2013	$0.37
Total		$1.45
Fiscal year ended September 30, 2014
November 22, 2013	December 13, 2013	$0.37
February 26, 2014	March 14, 2014	$0.37
May 28, 2014	June 13, 2014	$0.37
August 27, 2014	September 12, 2014	$0.37
Total		$1.48
Fiscal year ended September 30, 2015
November 26, 2014	December 12, 2014	$0.37
February 25, 2015	March 13, 2015	$0.30
May 20, 2015	June 12, 2015	$0.30
August 19, 2015	September 11, 2015	$0.30
Total		$1.27
Fiscal year ended September 30, 2016
November 25, 2015	December 18, 2015	$0.30
February 24, 2016	March 18, 2016	$0.30
May 25, 2016	June 24, 2016	$0.30
August 24, 2016	September 23, 2016	$0.22
Total		$1.12
Fiscal year ended September 30, 2017
November 23, 2016	December 23, 2016	$0.22
February 22, 2017	March 24, 2017	$0.22
May 24, 2017	June 23, 2017	$0.16
August 23, 2017	September 22, 2017	$0.16
Total		$0.76
Fiscal year ended September 30, 2018
November 22, 2017	December 22, 2017	$0.16
February 21, 2018	March 23, 2018	$0.16
June 6, 2018	June 21, 2018	$0.16
September 5, 2018	September 20, 2018	$0.16
Total		$0.64

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The MCC Dividend Reinvestment Plan provides for reinvestment of MCC’s dividends and other distributions on behalf of MCC Stockholders, unless a MCC Stockholder elects to receive cash. As a result, if the MCC Board authorizes, and MCC declares, a cash dividend or other distribution, then MCC Stockholders who have not “opted out” of the MCC Dividend Reinvestment Plan will have their cash distribution automatically reinvested in additional shares of MCC Common Stock, rather than receiving the cash distribution. See “MCC Dividend Reinvestment Plan.”

MDLY

MDLY Class A Common Stock began trading on September 24, 2014, and is currently traded on the NYSE under the symbol “MDLY.” There is no publicly traded market for MDLY Class B Common Stock, which is held by Medley Group, LLC.

The following table sets forth the high and low intra-day sales prices per share of the MDLY Class A Common Stock, for the periods indicated, as reported by the NYSE:

	Sales Price
2018	High		Low
First Quarter		$7.10		$5.69
Second Quarter		$6.00		$3.10
Third Quarter		$5.45		$3.45
Fourth Quarter (through [ ], 2018)	$	[ ]	$	[ ]

	Sales Price
2017	High	Low
First Quarter	$10.35	$7.85
Second Quarter	$8.40	$5.60
Third Quarter	$6.80	$5.80
Fourth Quarter	$7.15	$5.50

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	Sales Price
2016	High	Low
First Quarter	$6.55	$3.43
Second Quarter	$6.87	$5.12
Third Quarter	$8.72	$5.55
Fourth Quarter	$10.65	$8.16

Dividend Policy

Through [       ], 2018 of fiscal year 2018, MDLY paid quarterly dividends of $0.20 per share to holders of the MDLY Class A Common Stock on March 7, 2018, May 24, 2018 and August 23, 2018. During fiscal year 2017, MDLY paid quarterly dividends of $0.20 per share to holders of the MDLY Class A Common Stock on March 6, 2017, May 31, 2017, September 6, 2017 and December 6, 2017. During fiscal year 2016, MDLY paid quarterly dividends of $0.20 per share to holders of the MDLY Class A Common Stock on March 4, 2016, June 2, 2016, September 6, 2016 and December 5, 2016.

The declaration, amount and payment of any future dividends on shares of MDLY Class A Common Stock will be at the sole discretion of the MDLY Board and MDLY may reduce or discontinue entirely the payment of such dividends at any time. The MDLY Board may take into account general and economic conditions, its financial condition and operating results, its available cash and current and anticipated cash needs, capital requirements, contractual, legal, tax and regulatory restrictions and implications on the payment of dividends by MDLY to MDLY Stockholders or by its subsidiaries to MDLY, and such other factors as the MDLY Board may deem relevant.

MDLY is a holding company and has no material assets other than its ownership of Medley LLC Units. MDLY intends to cause Medley LLC to make distributions to MDLY in an amount sufficient to cover cash dividends, if any, declared by MDLY. If Medley LLC makes such distributions to MDLY, Medley LLC Unitholders will also be entitled to receive distributions pro rata in accordance with the percentages of their respective LLC interests.

Any financing arrangements that MDLY enters into in the future may include restrictive covenants that limit its ability to pay dividends. In addition, Medley LLC is generally prohibited under the DGCL from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of Medley LLC (with certain exceptions) exceed the fair value of its assets. Subsidiaries of Medley LLC are generally subject to similar legal limitations on their ability to make distributions to Medley LLC. In addition, MDLY’s revolving credit facility limits the ability of Medley LLC to pay distributions to MDLY. See “Management's Discussion and Analysis of Financial Condition and Results of Operations of MDLY— Liquidity and Capital Resources — Debt Instruments — Revolving Credit Facility.”

Because MDLY must pay taxes and make payments under the Tax Receivable Agreement, amounts ultimately distributed to holders of the MDLY Class A Common Stock are expected to be less than the amounts distributed by Medley LLC to its members on a per LLC Unit basis.

Medley LLC’s historical distributions include compensatory payments and other benefits paid to its senior professionals who are members of Medley LLC, which have historically been accounted for as distributions on the equity held by such senior professionals rather than as employee compensation. Following MDLY’s IPO, guaranteed payments and other benefits paid to MDLY’s senior professionals who are members of Medley LLC are accounted for as employee compensation.

For the six months ended June 30, 2018, Medley LLC made distributions to its pre-IPO owners in the amount of $10.3 million. For the years ended December 31, 2017, 2016 and 2015, Medley LLC made distributions to its pre-IPO owners in the amount of $23.2 million, $22.7 million and $32.7 million, respectively.

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BUSINESS OF SIERRA

Set forth below is the current description of the business and administrative operations of Sierra. This Joint Proxy Statement/Prospectus document relates to the Sierra Common Stock to be issued to the MCC Stockholders and the MDLY Stockholders in connection with the MCC Merger and the MDLY Merger, respectively. If the Mergers are successfully consummated, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and the TASE, with such listings expected to be effective as of the closing date of the Mergers. Upon completion of the Mergers, the investment portfolios of MCC and Sierra would be combined, Merger Sub, as a successor to MDLY, would be a wholly owned subsidiary of the Combined Company, and the Combined Company would be internally managed by its wholly controlled adviser subsidiary. Following the completion of the Mergers, the Combined Company will continue to pursue the same principal investment strategy and investment approach as Sierra, as described in detail below. For more information about the business and administrative operations of the Combined Company if the Mergers are successfully consummated, see “Information about the Combined Company.”

Sierra is currently an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act. Sierra is externally managed by SIC Advisors, which is a registered investment adviser with the SEC under the Advisers Act, and a majority owned subsidiary of Medley. SIC Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring Sierra’s portfolio on an ongoing basis. Sierra has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes, as a RIC under Subchapter M of the Code. Sierra’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. Sierra intends to meet its investment objective by primarily lending to, and investing in the debt of privately owned U.S. middle market companies, which it defines as companies with annual revenue between $50 million and $1 billion. Sierra intends to focus primarily on making investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. Sierra expects that the majority of its debt investments will bear interest at floating interest rates, but its portfolio may also include fixed-rate investments. Sierra currently originates transactions sourced through SIC Advisors’ existing network, and, to a lesser extent, acquires debt securities through the secondary market. Sierra may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect such investments to be a substantial portion of its portfolio. During its offering period, which was terminated as of July 31, 2018, and thereafter, if SIC Advisors deems it appropriate and to the extent permitted by the Investment Company Act, Sierra expects to invest in more liquid debt securities, some of which may trade on a national securities exchange.

Sierra believes that the current market environment presents a significant opportunity for its strategy. The trend of bank consolidation that has occurred over the last 20 years has reduced the amount of capital available for middle market borrowers, which it defines as borrowers with annual revenues of $50 million to $1 billion. At the same time, demand for capital from these borrowers remains strong. Sierra believes that this favorable supply and demand dynamic will allow it to earn wider spreads with increased equity upside while taking less risk than in recent business cycles. Sierra intends to capitalize on this opportunity through what it believes to be a disciplined and consistent investment approach focused on principal protection.

As of the date of this Joint Proxy Statement/Prospectus, SIC Advisors, through Medley, has access to over 70 employees, including origination, credit management, operations, marketing and distribution professionals, each with extensive experience in their respective disciplines.

Sierra leverages what it believes to be SIC Advisors’ seasoned team and broad network to source compelling investment opportunities. Sierra evaluates these opportunities through an investment approach that emphasizes strong fundamental credit analysis and active portfolio monitoring. Sierra intends to be disciplined in selecting investments and focus on opportunities that it perceives offer favorable risk/reward characteristics.

Sierra may use debt within the levels permitted by the Investment Company Act when the terms and conditions available are favorable to long-term investing and well-aligned with its investment strategy and portfolio composition. In determining whether to borrow money, Sierra will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of its investment outlook and the impact of leverage on its investment portfolio. Sierra may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through a continuous offering, and to enhance stockholder returns. The amount of leverage that Sierra employs is subject to oversight by the Sierra Board, including a majority of independent directors with no material interests in such transactions.

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On July 2, 2018, the Sierra Board determined to terminate the offering of the Sierra Common Stock, effective as of July 31, 2018. Prior to such date, Sierra issued shares of Sierra Common Stock through the offering, each share of which has equal rights to distributions, voting, liquidation, and conversion. Sierra Common Stock is non-assessable, meaning that there is no liability for calls or assessments, nor are there any preemptive rights in favor of existing Sierra Stockholders. Sierra’s distributions are determined by the Sierra Board in its sole discretion.

SIC Advisors

Sierra’s investment activities are managed by its investment adviser, SIC Advisors. SIC Advisors is an affiliate of Medley and is based in New York. In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a joint venture agreement, Strategic Capital, an affiliate of the dealer manager owned 20% of SIC Advisors and was entitled to receive distributions of up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by Sierra net of certain expenses. The purpose of this arrangement was to permit SIC Advisors to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to Sierra. Strategic Capital provided certain services to, and on behalf of, SIC Advisors, including consulting and non-investment advisory services related to administrative and operational services.  On August 9, 2018, Medley LLC exercised its right to redeem Strategic Partners interests in SIC Advisors. As payment of the purchase price for these interests, through June 30, 2022, SIC Advisors is obligated to pay to Strategic Capital an amount equal to up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by Sierra net of certain expenses.

On November 25, 2013, Sierra received an exemptive order from the SEC that permits Sierra to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with Sierra’s investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, Sierra, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) for a co-investment order that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with Sierra that would otherwise be prohibited under Section 17(d) and 57(a)(4) of the Investment Company Act and Rule 17d-1 thereunder. On October 4, 2017, Sierra, SIC Advisors and certain of its affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with Sierra that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the Investment Company Act. The terms of the Current Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the Current Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Sierra Board determines that it would be in its best interest to participate in the transaction. However, neither Sierra nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to Sierra or them. If the Mergers are successfully consummated, the Combined Company and certain of its affiliates will not be able to rely on the Current Exemptive Order. In this regard, Sierra and certain of its affiliates have submitted an exemptive application to the SEC that requests an exemptive order that would supersede the Current Exemptive Order and would permit the Combined Company to participate in negotiated co-investment transactions with certain affiliates. For more information, see “Information about the Combined Company.”

In situations where co-investments with other clients of Medley or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between Sierra’s interests and those of other Medley clients, SIC Advisors and the Medley affiliate will need to decide which client will proceed with the investment. SIC Advisors and the Medley affiliate will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that are fair and equitable over time. Moreover, except in certain circumstances, Sierra is unable to invest in any issuer in which a fund managed by Medley or its affiliates has previously invested. Similar restrictions limit Sierra’s ability to transact business with its officers or directors or their affiliates.

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Sierra believes Medley’s senior management team has a significant amount of experience in the credit business, including origination, underwriting, principal investing and loan structuring. SIC Advisors’ investment team, which is provided for by Medley, is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring Sierra’s investments and monitoring its portfolio companies on an ongoing basis. SIC Advisors’ investment team draws on its expertise in a range of sectors, including, but not limited to industrial and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. In addition, SIC Advisors seeks to diversify its portfolio by company type, asset type, transaction size, industry and geography.

Medley Capital LLC serves as Sierra’s administrator, provides office space to Sierra and provides it with equipment and office services. The responsibilities of Sierra’s administrator include overseeing its financial records, preparing reports to Sierra Stockholders and reports filed with the SEC, and generally monitoring the payment of its expenses and the performance of administrative and professional services rendered to it by others. See “Administration Agreement and Fees” below.

Investment Strategy

Sierra’s investment strategy focuses primarily on sourcing investments in private U.S. companies as it seeks to construct a portfolio that generates what it believes to be superior risk adjusted returns. Sierra’s investment process is centered around three principles:

●	first, disciplined due diligence of each company’s credit fundamentals;

●	second, a detailed and customized structuring process for directly originated investments; and

●	third, regular and ongoing monitoring of the portfolio and proactive risk management.

While the construction of Sierra’s portfolio will vary over time, its portfolio is comprised primarily of investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. Sierra expects that the majority of its debt investments will bear interest at floating interest rates, but its portfolio may also include fixed-rate investments. Sierra currently originates the majority of its investments through Medley’s direct origination platform, and in particular through negotiated co-investment transactions with certain of Medley’s affiliates pursuant to the Current Exemptive Order.

Notwithstanding the foregoing, Sierra may purchase interests in loans through secondary market transactions. Sierra may also invest in equity securities in the form of common or preferred equity in its target companies or receive equity interests such as warrants or options as additional consideration in connection with its debt investments. In addition, a portion of Sierra’s portfolio may be comprised of other securities such as corporate bonds, mezzanine debt, CLOs and other debt investments. However, such investments are not expected to comprise a significant portion of Sierra’s portfolio.

Investment Types

Sierra’s investment approach focuses primarily on investments in first lien senior secured debt securities and second lien secured debt securities, but also includes investments in subordinated debt securities. As a result, Sierra’s debt investments may have various levels of security or may be unsecured. Sierra may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. Such equity investments may take the form of either non-controlling or controlling positions. SIC Advisors will seek to manage its allocation between investment types as market conditions change. The diagram below outlines the range of securities in a typical portfolio company’s capital structure.

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In addition to the investments noted above, Sierra may invest up to 30% of its portfolio in opportunistic investments, including, but not limited to, the securities of larger public companies and foreign securities which, for purposes of the Investment Company Act, may be deemed to be “non-qualifying assets.” All investments by Sierra are subject to oversight by the Sierra Board, a majority of whom are independent directors with no material interests in such transactions.

Market Opportunity

Sierra believes the middle-market private debt industry is undergoing structural shifts that are creating significant opportunities for non-bank lenders and investors. The underlying drivers of these structural changes, which are outlined below, include: a large addressable market, reduced participation by banks in the private debt markets, particularly within the middle-market, and demand for private debt created by committed and uninvested private equity capital. Sierra intends to focus on taking advantage of this structural shift by lending directly to companies that are underserved by the traditional banking. Sierra expects to source investment opportunities through a variety of channels including direct relationships with companies, financial intermediaries such as national, regional and local bankers, accountants, lawyers and consultants, as well as through financial sponsors that Medley has cultivated over the past eight years. As a leading provider of private debt, Medley is often sought out as a preferred financing partner.

Large Addressable Market. Private debt capital plays an important role in financing U.S. middle-market companies. These companies typically borrow capital to facilitate growth, invest in physical plants and equipment, fund acquisitions, refinance capital structures and provide liquidity to existing shareholders. This financing flexibility enables borrowers to grow without sacrificing equity ownership or control of their businesses. The U.S. middle-market consists of approximately 39,000 businesses with revenues ranging from $50 million to $1 billion. Medley targets private debt investment and lending opportunities to these firms, the largest and most opportune segment of the market.

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Number of Businesses by Market

Source: Deloitte, Mid Market Perspectives — 2013 Report on America’s Economic Engine.

Source: U.S. Census Bureau, 2007 Economic Census.

Additionally, with $6.7 trillion in revenue, the U.S. middle market alone would rank as the world’s third largest economy.

Top GDPs

Note: Metrics in trillions of USD.

Source: International Monetary Fund Historical Data, World Economic Outlook Database, June 2014.

De-Leveraging of the Global Banking System.  After an extended period of increasing leverage, commercial and investment banks have been de-leveraging since 2008. Bank consolidation, more prudent balance sheet discipline, changing regulatory capital requirements and the increasing cost and complexity of regulatory compliance have led banks to meaningfully withdraw from markets such as non-investment grade middle market and commercial real estate lending. This has created a significant opportunity for non-bank direct lenders like SIC Advisors.

The structural changes in the lending market are evidenced by the decline in the number of banks in the U.S. and the decline in bank participation in the private debt market. According to the Federal Deposit Insurance Corporation, or FDIC, since 1994, the number of FDIC-insured commercial banking institutions in the United States has declined by over 50%, from approximately 10,500 in 1994 to approximately 4,880 as of March 31, 2018.

Simultaneously, bank participation in the non-investment grade lending market has declined from approximately 70% to approximately 16% over the same time period.

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Bank Consolidation and Market Share in Non-Investment Grade Lending

Source: Federal Deposit Insurance Corporation, represents number of commercial banking institutions insured by the FDIC as of March 31, 2018.

Source: S&P LCD’s Leveraged Lending Review – Q1 2018.

In addition to the continued secular trend of bank consolidations, banks are operating under a new paradigm of increased risk management, focus on capital conservation and continued deleveraging. The ramifications of the difficult economic environment from 2007 to 2011 have constrained the amount of liquidity available to the middle-market and have led to the greatest restructuring of the financial services industry since the Great Depression. The combination of bank consolidation and financial regulatory changes in the wake of the global financial crisis has increasingly driven the larger banks away from the middle-market in favor of larger corporate clients. The smaller regional and community banks continue to struggle with legacy real estate assets, new regulatory burdens and increased Tier 1 capital requirements. As a result of this continued structural shift in the financial services landscape, middle-market corporate borrowers have turned to the private credit markets as an alternative source of capital to fund business growth and expansion. Further highlighting the difficulty of middle-market borrowers to access the public credit markets, the volume of both high-yield and second-lien loan issuances have declined significantly from their highest levels.

Attractive Attributes of Middle Market Debt.  As a result of the decline of traditional financing sources, the attractiveness of providing capital in the middle-market has increased. A meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not returned to the private lending markets in the same way it has returned to the public debt markets. As such, lenders to private middle-market companies should continue to benefit from attractive pricing.

In addition, as seen in the charts below, middle market loans have lower default rates and higher recovery rates. Sierra believes the combination of these attributes results in attractive risk adjusted returns on a relative basis. The data highlighted below considers loan sizes less than $249 million and greater than $250 million. This shows middle market loans have historically had lower default rates than large market loans (3.8% vs. 4.7%). At the same time, middle market loans have a higher recovery rate than large market loans (87.5% vs. 82.4%).

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Source: S&P 2Q 2016 Institutional Loan Default Review, represents data from 1995 to 2Q 2016.

Source: Credit Pro, represents data from 1987 to 2Q 2013.

Unfunded Private Equity Commitments Drive Demand for Debt Capital.  According to Preqin, an industry research firm, the total amount of committed and uninvested private equity capital at March 31, 2018 is approximately $1.1 trillion, which Sierra believes will drive significant demand for private debt financing in the coming years. Lending to private companies acquired by financial sponsors requires lenders to move quickly, perform in-depth due diligence and have significant credit and structuring experience. In order to successfully serve this market, lenders need to commit to hold all, or the significant majority of, the debt needed to finance such transactions. Sierra believes that banks, due to the regulatory environment, will continue to reduce their exposure to middle market private loans. Sierra believes this creates a significant supply/demand imbalance for middle market credit, and Sierra is well positioned to bridge the gap.

Private Equity Dry Powder

Source: Preqin Private Debt Q1 2018 Quarterly Update. Metrics in billions of USD.

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Potential Competitive Strengths

Sierra believes that it represents an attractive investment opportunity for the following reasons:

Experienced Team. Sierra believes SIC Advisors’ investment team has a significant amount of experience in the credit business, including origination, underwriting, principal investing and loan structuring. SIC Advisors, through Medley, has access to over 70 employees, including origination, credit management, operations, marketing and distribution professionals, each with extensive experience in their respective disciplines. Medley employs an integrated and collaborative investment process that leverages the skills and knowledge of its investment and credit management professionals. Sierra believes that this is an important competitive advantage that will allow it to deliver attractive risk-adjusted returns to its investors over time.

Direct Origination, Disciplined Underwriting and Active Credit Management.  Sierra believes that the combination of Medley’s direct origination platform, disciplined underwriting and active credit management is an important competitive advantage and helps Sierra preserve capital and generate attractive risk-adjusted returns for its investors. SIC Advisors’ ability to directly originate, structure and lead deals enables Sierra to be more opportunistic and less reliant on traditional sources of origination. It also enables Sierra to control the loan documentation process, including negotiation of covenants, which provides consistent underwriting standards. In addition, Sierra expects to employ active credit management and interact frequently with its borrowers.

Benefits of the Broader Platform.  Sierra believes that it benefits from being a part of the broader Medley platform as Sierra is able to co-invest alongside other vehicles managed by Medley and its affiliates under the Current Exemptive Order. This allows Sierra access to investments that it may not otherwise have been able to pursue if it were not part of a larger platform.

Investment Process

Sierra believes SIC Advisors, which is provided for by Medley, has cultivated a disciplined and repeatable process for executing, monitoring, structuring and exiting investments.

Identification and Sourcing. SIC Advisors’ experience and reputation have allowed it to generate a substantial and continuous flow of attractive investment opportunities. SIC Advisors maintains a strong and diverse network which results in sustained and high quality deal flow. Sierra believes that the breadth and depth of experience of SIC Advisors’ Investment Team across strategies and asset classes, coupled with significant relationships built over the last 20 years, make them particularly qualified to uncover, evaluate and aggressively pursue attractive investment opportunities. Sierra believes that SIC Advisors’ investment team has compiled a robust pipeline of transactions ready for possible inclusion in its portfolio by leveraging the broader Medley platform’s deal flow network.

Disciplined Underwriting. SIC Advisors’ investment team performs thorough due diligence and focuses on several key criteria in its underwriting process, including strong underlying business fundamentals, a meaningful equity cushion, experienced management, conservative valuation and the ability to deleverage through cash flows. Sierra expects to often be the agent for the loans it originates and accordingly controls the loan documentation and negotiation of covenants, which will allow Sierra to maintain consistent underwriting standards. SIC Advisors’ underwriting process also involves engagement of industry experts and third party consultants.

Prior to making an investment, SIC Advisors’ investment team subjects each potential borrower to an extensive credit review process, which typically begins with an analysis of the market opportunity, business fundamentals, company operating metrics and historical and projected financial analysis. SIC Advisors’ investment team also compares liquidity, operating margin trends, leverage, free cash flow and fixed charge coverage ratios for each potential investment to industry metrics. Areas of additional underwriting focus include management or sponsor (typically a private equity firm) experience, management compensation, competitive landscape, regulatory environment, pricing power, defensibility of market share and tangible asset values. Background checks are conducted and tax compliance information may also be requested on management teams and key employees. In addition, the Investment Team contacts customers, suppliers and competitors and performs on-site visits as part of a routine business due diligence process.

SIC Advisors’ investment team routinely uses third party consultants and market studies to corroborate valuation and industry specific due diligence, as well as provide quality of earnings analysis. Experienced legal counsel is engaged to evaluate and mitigate regulatory, insurance, tax or other company-specific risks.

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After SIC Advisors’ investment team completes its final due diligence, each proposed investment is presented to the SIC Advisors’ investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum for each investment opportunity typically includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks (where applicable) and structuring proposals. The SIC Advisors’ investment committee requires a majority vote to approve any investment, although unanimous agreement is sought.

Active Credit Management. SIC Advisors employs active credit management. SIC Advisors’ process includes frequent interaction with management, monthly or quarterly review of financial information and attendance at the Sierra Board’s meetings as observers. Investment professionals with deep restructuring and workout experience support Sierra’s credit management effort. SIC Advisors’ investment team also evaluates financial reporting packages provided by portfolio companies that detail operational and financial performance. Data is entered in SIC Advisors’ asset management system (“AMS”), a best-practice investment management software program.

AMS creates a centralized, dynamic electronic repository for all of Sierra’s portfolio company data. SIC Advisors’ AMS generates comprehensive, standardized reports which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes and account history. AMS enables SIC Advisors’ Investment Team to have real-time access to the most recent information on Sierra’s portfolio investments.

In addition to the data provided by Sierra’s borrowers, SIC Advisors may also utilize various third parties to provide checks and balances throughout the credit management process. Independent valuation firms may be engaged to provide appraisals of asset and collateral values or external forensic accounting groups may be engaged to verify portfolio company financial reporting or perform cash reconciliation. SIC Advisors believes this hands-on approach to credit management is a key contributor to Sierra’s investment performance.

Managerial Assistance

As a BDC, Sierra will offer, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of its portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Sierra may receive fees for these services and will reimburse Medley Capital LLC, as its administrator, for its allocated costs in providing such assistance subject to review and approval by the Sierra Board. Medley will provide such managerial assistance on Sierra’s behalf to portfolio companies that request this assistance.

Properties

Sierra does not own any real estate or other physical properties materially important to its operation. Sierra’s headquarters are currently located at 280 Park Ave, 6th Floor East, New York, NY 10017. Sierra’s administrator furnishes Sierra with office space and Sierra reimburses it for such costs on an allocated basis.

Legal Proceedings

There are no material pending legal proceedings to which Sierra or any of its subsidiaries are a party or of which any of its property or any of its subsidiaries’ property is the subject.

Competition

Sierra’s primary competitors to provide financing to private and middle-market companies are public and private funds, commercial banks, commercial finance companies, other BDCs, small business investment companies and private equity and hedge funds. Some competitors may have access to funding sources that are not available to Sierra. In addition, some of Sierra’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Sierra. Furthermore, many of its competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Sierra as a BDC or to the distribution and other requirements it must satisfy to maintain its favorable RIC tax treatment.

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Staffing

Sierra does not currently have any employees. Services necessary for its business are provided by individuals who are employees of SIC Advisors and Medley, pursuant to the terms of the Sierra Investment Advisory Agreement and the Sierra Administration Agreement. Sierra’s day-to-day investment operations are managed by SIC Advisors. In addition, Sierra reimburses Medley for its allocable portion of expenses incurred by it in performing its obligations under the Sierra Administration Agreement, including its allocable portion of the cost of the Chief Financial Officer and the Chief Compliance Officer and their respective staffs.

Administration

Sierra has entered into an administration agreement with Medley Capital LLC (the “Sierra Administration Agreement”) pursuant to which Medley Capital LLC furnishes Sierra with administrative services necessary to conduct its day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on Sierra’s behalf in performing its obligations. Such costs are reasonably allocated to Sierra on the basis of assets, revenues, time records or other reasonable methods. Sierra does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors. See “Administration Agreement and Fees” below.

Investments

Sierra has built an investment portfolio that includes senior secured first lien term loans, senior secured second lien term loans, senior secured first lien notes, subordinated notes and equity/warrants.

The following table shows the investment portfolio composition by industry classification at fair value as of June 30, 2018, exclusive of the underlying TRS portfolio:

Industry Classification	Amortized Cost	Percentage	Fair Value	Percentage
Multi-Sector Holdings	$167,501,294	15.8%	$163,571,272	16.5%
Services: Business	163,875,384	15.5%	159,667,789	16.1%
Healthcare & Pharmaceuticals	91,655,159	8.7%	80,678,571	8.1%
High Tech Industries	68,297,284	6.5%	67,362,442	6.8%
Banking, Finance, Insurance & Real Estate	58,971,427	5.6%	59,192,405	6.0%
Aerospace & Defense	53,760,844	5.1%	53,841,148	5.4%
Construction & Building	51,222,874	4.8%	50,940,110	5.1%
Wholesale	50,009,308	4.7%	49,667,270	5.0%
Hotel, Gaming & Leisure	58,765,348	5.6%	39,059,228	3.9%
Automotive	33,839,663	3.2%	33,500,486	3.4%
Transportation: Cargo	26,473,039	2.5%	26,403,366	2.7%
Energy: Oil & Gas	32,088,716	3.0%	24,269,991	2.4%
Media: Advertising, Printing & Publishing	22,631,774	2.1%	22,114,347	2.2%
Containers, Packaging & Glass	21,724,699	2.1%	20,910,597	2.1%
Chemicals, Plastics & Rubber	20,904,983	2.0%	20,904,983	2.1%
Retail	18,148,511	1.7%	18,057,927	1.8%
Capital Equipment	15,242,010	1.4%	15,223,231	1.5%
Media: Diversified & Production	15,247,000	1.4%	13,559,104	1.4%
Metals & Mining	19,993,817	1.9%	11,401,865	1.2%
Media: Broadcasting & Subscription	15,967,156	1.5%	10,647,788	1.1%
Services: Consumer	10,617,959	1.0%	9,675,725	1.0%
Transportation: Consumer	8,749,622	0.8%	8,749,622	0.9%
Consumer Goods: Durable	7,700,000	0.7%	7,700,000	0.8%
Beverage & Food	6,966,193	0.7%	6,996,530	0.7%
Consumer Goods: Non-durable	6,654,167	0.6%	5,502,146	0.6%
Environmental Industries	4,819,237	0.5%	4,819,237	0.5%
Forest Products & Paper	3,692,848	0.3%	3,692,848	0.4%
Telecommunications	3,301,465	0.3%	3,300,000	0.3%
Total	$1,058,821,781	100.0%	$991,410,029	100.0%

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The following table shows the investment portfolio composition by industry classification at fair value as of December 31, 2017, exclusive of the underlying TRS portfolio:

	Fair Value	Percentage
Multi-Sector Holdings	$153,856,797	14.5%
Services: Business	146,953,643	13.8
Healthcare & Pharmaceuticals	91,755,106	8.6
High Tech Industries	72,406,421	6.8
Aerospace & Defense	66,643,836	6.3
Banking, Finance, Insurance & Real Estate	63,954,055	6.0
Chemicals, Plastics & Rubber	21,154,595	2.0
Construction & Building	53,936,884	5.1
Hotel, Gaming & Leisure	44,379,508	4.2
Transportation: Cargo	36,660,325	3.4
Energy: Oil & Gas	34,983,825	3.3
Beverage & Food	31,625,675	3.0
Telecommunications	25,579,647	2.4
Media: Advertising, Printing & Publishing	24,692,940	2.3
Containers, Packaging & Glass	22,128,034	2.1
Metals & Mining	21,202,310	2.0
Retail	19,931,113	1.9
Automotive	16,154,337	1.5
Capital Equipment	14,726,702	1.4
Media: Diversified & Production	14,471,721	1.4
Media: Broadcasting & Subscription	13,438,549	1.3
Wholesale	47,202,110	4.4
Services: Consumer	8,631,158	0.8
Transportation: Consumer	7,614,095	0.7
Consumer Goods: Non-durable	5,942,867	0.6
Environmental Industries	4,082,837	0.4
Total	$1,064,109,090	100.0%

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Investment Advisory Agreement and Fees

Sierra’s investment process is currently provided through the efforts of SIC Advisors and benefits from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of Medley. SIC Advisors is responsible for the overall management of Sierra’s activities and for the day-to-day management of Sierra’s investment portfolio. SIC Advisors provides its services under the Sierra Investment Advisory Agreement with Sierra. The activities of SIC Advisors are subject to the supervision and oversight of the Sierra Board.

Advisory Services

Under the terms of the Sierra Investment Advisory Agreement, SIC Advisors is currently responsible for the following:

●	determining the composition and allocation of Sierra’s portfolio, the nature and timing of the changes to Sierra’s portfolio and the manner of implementing such changes;

●	identifying, evaluating, negotiating and structuring the investments Sierra makes;

●	performing due diligence on prospective portfolio companies;

●	executing, closing, servicing and monitoring the investments Sierra makes;

●	determining the securities and other assets that Sierra will purchase, retain or sell; and

●	providing Sierra with such other investment advisory, research and related services as Sierra may, from time to time, reasonably require for the investment of its capital.

Under the Sierra Investment Advisory Agreement, SIC Advisors has a fiduciary responsibility for the safeguarding and use of all of Sierra’s funds and assets. SIC Advisors is also subject to liability under both the Investment Company Act and the Advisers Act for a breach of these fiduciary duties.

Currently, SIC Advisors is primarily responsible for initially identifying, evaluating, negotiating and structuring Sierra’s investments. These activities will be carried out by its investment teams and subject to the oversight of SIC Advisors’ senior investment personnel. Each investment that Sierra makes will require the approval of SIC Advisors before the investment may be made. Certain affiliated co-investment transactions may require the additional approval of Sierra’s independent directors.

SIC Advisors’ services under the Sierra Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to Sierra are not impaired.

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Term; Effective Date

The Sierra Investment Advisory Agreement was initially approved by the Sierra Board on April 5, 2012 and, pursuant to the Investment Company Act, remained in effect for a period of two years. Unless earlier terminated as described below, the Sierra Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually at an in-person meeting of the Sierra Board by a majority of Sierra’s directors who are not “interested persons” as defined in the Investment Company Act, of Sierra or SIC Advisors, and either the Sierra Board or the holders of a majority of Sierra’s outstanding voting securities. Most recently, the Sierra Board held an in-person meeting on March 8, 2018, in order to consider and approve the annual approval and continuation of the Sierra Investment Advisory Agreement.

In its consideration of the Sierra Investment Advisory Agreement, the Sierra Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to Sierra by SIC Advisors; (b) the investment performance of SIC Advisors; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (d) Sierra’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to SIC Advisors from its relationships with Sierra and the profitability of those relationships; (f) information about the services to be performed and the personnel performing such services under the Sierra Investment Advisory Agreement; (g) the organizational capability and financial condition of SIC Advisors and its respective affiliates; (h) possible economies of scale arising from Sierra’s size and/or anticipated growth; and (i) possible alternative fee structures or bases for determining fees.

Based on the information reviewed and the discussion thereof, the Sierra Board, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the Sierra Investment Advisory Agreement for a period of one additional year, which will expire on April 17, 2019.

The Sierra Investment Advisory Agreement will automatically terminate in the event of its assignment. In accordance with the Investment Company Act, Sierra may terminate the Sierra Investment Advisory Agreement with SIC Advisors upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of Sierra’s independent directors or the holders of a majority of the outstanding shares of Sierra Common Stock. In addition, SIC Advisors may terminate the Sierra Investment Advisory Agreement with Sierra upon 120 days’ written notice.

Annual Board Approval of the Investment Advisory Agreement

The Sierra Board, including a majority of independent directors, annually reviews the compensation Sierra pays to Medley to determine that the provisions of the Sierra Investment Advisory Agreement are carried out satisfactorily and to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided. The Sierra Board reviews the methodology employed in determining how the expenses are allocated to Sierra and the proposed allocation of administrative expenses among Sierra and certain affiliates of Medley. The Sierra Board then assesses the reasonableness of such reimbursements for expenses allocated to Sierra based on the breadth, depth and quality of such services as compared to the estimated cost to Sierra of obtaining similar services from third-party service providers known to be available. In addition, the Sierra Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Sierra Board compares the total amount paid to Medley for such services to amounts paid by other comparable BDCs to their investment advisers for similar services.

Investment Advisory Fees

Sierra pays SIC Advisors a fee for its services under the Sierra Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. Sierra believes that this fee structure benefits Sierra Stockholders by aligning the compensation of SIC Advisors with Sierra’s overall investment performance. The cost of both the management fee and the incentive fee are ultimately borne by Sierra Stockholders.

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Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of Sierra’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. SIC Advisors will benefit when Sierra incurs debt or uses leverage. The base management fee is calculated based on Sierra’s gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter will be appropriately pro-rated.

Incentive Fee

The incentive fee is divided into two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and is determined and payable in arrears as of the end of each calendar quarter during which the Sierra Investment Advisory Agreement is in effect. If the Sierra Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the termination.

The subordinated incentive fee on income for each quarter will be calculated as follows:

●	No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on Sierra’s net assets at the end of the immediately preceding fiscal quarter. Sierra refers to this as the preferred quarterly return.

●	All of Sierra’s pre-incentive fee net investment income, if any, that exceeds the preferred quarterly return, but is less than or equal to 2.1875% on Sierra’s net assets at the end of the immediately preceding fiscal quarter in any quarter, is payable to SIC Advisors. Sierra refers to this portion of its subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of Sierra’s pre-incentive fee net investment income when Sierra’s pre-incentive fee net investment income exceeds 2.1875% on its net assets at the end of the immediately preceding fiscal quarter in any quarter.

●	For any quarter in which Sierra’s pre-incentive fee net investment income exceeds 2.1875% on its net assets at the end of the immediately preceding fiscal quarter, the subordinated incentive fee on income shall equal 20% of the amount of Sierra’s pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

●	Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus Sierra’s operating expenses for the quarter, including the base management fee, expenses payable under the Sierra Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

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The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

The incentive fee on capital gains is earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which the Sierra Investment Advisory Agreement is in effect. In the case the Sierra Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of Sierra’s realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. The incentive fee on capital gains is equal to Sierra’s realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that Sierra may pay such fees in a quarter where it incurs a net loss. For example, if Sierra receives pre-incentive fee net investment income in excess of the 1.75% on its net assets at the end of the immediately preceding fiscal quarter for a quarter, Sierra will pay the applicable incentive fee even if it has incurred a net loss in the quarter due to a realized or unrealized capital loss. SIC Advisors will not be under any obligation to reimburse Sierra for any part of the incentive fee it receives that is based on prior period accrued income that Sierra never receives as a result of a subsequent decline in the value of its portfolio.

The fees that are payable under the Sierra Investment Advisory Agreement for any partial period will be appropriately pro-rated. The fees will also be calculated using a detailed policy and procedure approved by SIC Advisors and the Sierra Board, including a majority of the independent directors, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

SIC Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as SIC Advisors may determine in its sole discretion.

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Below are examples of the two-part incentive fee:

Example — Subordinated Incentive Fee on Income, Determined on a Quarterly Basis

Assumptions

First Quarter:	Pre-incentive fee net investment income equals 0.5500%

Second Quarter:	Pre-incentive fee net investment income equals 1.9500%

Third Quarter:	Pre-incentive fee net investment income equals 2.8000%

The subordinated incentive fee on income in this example would be:

First Quarter:	Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income

Second Quarter:	Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% between the 1.75% preferred return and 1.95%

Third Quarter:	Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 2.8% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up”

Example — Incentive Fee on Capital Gains (Millions)

Alternative 1 — Assumptions

Year 1:	$20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)

Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3:	FMV of Investment B determined to be $25 million

Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None, because no investments were sold

Year 2:	Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:	None, because no investments were sold

Year 4:	Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2))

Alternative 2 — Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”), $25 million investment made in Company C (“Investment C”) and the cost basis of Other Portfolio Investments is $25 million

Year 2:	Investment A sold for $50 million ($20 million cost basis to be reinvested into Other Portfolio Investments and the $30 million capital gain is available for distribution), fair market value, or FMV, of Investment B determined to be $25 million (creates $5 million in unrealized capital depreciation), the FMV of Investment C determined to be $25 million and FMV of Other Portfolio Investments determined to be $25 million

Year 3:	FMV of Investment B determined to be $27 million (creates $3 million in unrealized capital depreciation), Investment C sold for $30 million ($25 million cost basis to be reinvested into Other Portfolio Investments and the $5 million capital gain is available for distribution) and FMV of Other Portfolio Investments determined to be $45 million

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Year 4:	FMV of Investment B determined to be $30 million and FMV of Other Portfolio Investments determined to be $45 million

Year 5:	Investment B sold for $20 million ($20 million cost basis to be reinvested into Other Portfolio Investments and $10 million capital loss) and FMV of Other Portfolio Investments determined to be $45 million

Year 6:	Total Portfolio is sold for $80 million ($15 million capital gain computed based on a cumulative cost basis in Other Portfolio Investments of $65 million)

The incentive fee on capital gains in this example would be:

Year 1:	None, because no investments were sold

Year 2:	$5 million incentive fee on capital gains (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3:	$1.4 million incentive fee on capital gains ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation))) less $5 million incentive fee on capital gains paid in Year 2

Year 4:	None, because capital gains incentive fees are paid on realized capital gains only

Year 5:	None, because $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) is less than $6.4 million cumulative incentive fee on capital gains paid in prior years

Year 6:	$1.6 million incentive fee on capital gains (20% multiplied by $40 million ($25 million cumulative realized capital gains plus $15 million realized capital gains)) less $6.4 million cumulative incentive fee on capital gains received in prior years

Prohibited Activities

The Sierra Charter prohibits the following activities between Sierra, SIC Advisors and its affiliates:

●	Sierra may not purchase or lease assets in which SIC Advisors or its affiliates has an interest unless (i) Sierra discloses the terms of the transaction to the Sierra Stockholders, the terms are fair to Sierra and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to Sierra by the SEC;

●	Sierra may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

●	SIC Advisors and its affiliates may not acquire assets from Sierra unless approved by Sierra Stockholders in accordance with the Sierra Charter;

●	Sierra may not lease assets to SIC Advisors or its affiliates unless it discloses the terms of the transaction to Sierra Stockholders and such terms are fair and reasonable to Sierra;

●	Sierra may not make any loans to SIC Advisors or its affiliates except for the advancement of funds as permitted by the Sierra Charter;

●	Sierra may not acquire assets in exchange for Sierra Common Stock;

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●	Sierra may not pay a commission or fee, either directly or indirectly to SIC Advisors, its affiliates, except as otherwise permitted by the Sierra Charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of Sierra’s assets;

●	SIC Advisors and its affiliates may not charge duplicate fees to Sierra; and

●	SIC Advisors and its affiliates may not provide financing to Sierra with a term in excess of 12 months.

In addition, the Sierra Investment Advisory Agreement prohibits SIC Advisors and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. SIC Advisors and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, SIC Advisors and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification of SIC Advisors

The Sierra Investment Advisory Agreement provides that SIC Advisors and its officers, directors, persons associated with SIC Advisors, Sierra Stockholders (and owners of the stockholders), controlling persons and agents are entitled to indemnification from Sierra for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of SIC Advisors’ duties or obligations under the Sierra Investment Advisory Agreement, as applicable, or otherwise as SIC Advisors, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in SIC Advisors’ performance of such duties or obligations, or SIC Advisors’ reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of the Sierra Charter, the Investment Company Act, the MGCL and other applicable law.

The Sierra Investment Advisory Agreement further provides that SIC Advisors and its officers, directors, persons associated with SIC Advisors, Sierra Stockholders (and owners of the stockholders), controlling persons and agents are not entitled to indemnification for any liability or loss suffered by them, nor will they be held harmless for any loss or liability suffered by Sierra, unless (i) the indemnified party has determined, in good faith, that the course of conduct which caused the loss or liability was in Sierra’s best interests; (ii) SIC Advisors was acting on behalf of or performing services for Sierra; (iii) such liability or loss was not the result of misconduct or negligence by SIC Advisors; and (iv) such indemnification or agreement to hold harmless is recoverable only out of Sierra’s net assets and not from Sierra Stockholders.

Administration Agreement and Fees

Administrative Services

Under the terms of the Sierra Administration Agreement, and on Sierra’s behalf, Medley Capital LLC performs or oversees the performance of various administrative services that Sierra requires. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating Sierra’s NAV, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating stockholder reports and generally overseeing the payment of Sierra’s expenses and the performance of administrative and professional services rendered to Sierra by others. Medley provides Sierra with facilities and access to personnel necessary for Sierra’s business and these services. For providing these services, facilities and personnel, Sierra reimburses Medley Capital LLC for administrative expenses it incurs in performing its obligations.

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Additionally, as a BDC, Sierra offers, and must provide upon request, managerial assistance to its portfolio companies. This managerial assistance may include monitoring the operations of Sierra’s portfolio companies, participating in board and management meetings, consulting with and advising officers of Sierra’s portfolio companies and providing other organizational and financial guidance. Medley Capital LLC will make available such managerial assistance, on Sierra’s behalf, to Sierra’s portfolio companies whether or not they request this assistance. Sierra may receive fees for these services and will reimburse Medley Capital LLC for its allocated costs in providing such assistance, subject to review and approval by the Sierra Board.

Term; Effective Date

The Sierra Administration Agreement became effective on April 17, 2012, the date that Sierra met its minimum offering requirement. Pursuant to its terms, and unless earlier terminated as described below, the Sierra Administration Agreement will remain in effect from year-to-year if approved annually by a majority of Sierra’s directors who are not “interested persons” as defined in the Investment Company Act, of Sierra or Medley Capital LLC, and either the holders of a majority of Sierra’s outstanding voting securities or the Sierra Board. Most recently, on March 8, 2018, the Sierra Board held an in-person meeting in order to consider the annual approval and continuation of the Sierra Administration Agreement. Based on the information relating to the terms of the Sierra Administration Agreement and the discussions held, the Sierra Board, including a majority of the non-interested directors, approved the Sierra Administration Agreement as being in the best interests of Sierra Stockholders. Specifically the Sierra Board approved the extension of the Sierra Administration Agreement for a period of one additional year, which will expire on April 17, 2019.

Sierra may terminate the Sierra Administration Agreement with Medley Capital LLC on 60 days’ written notice without penalty. Medley Capital LLC may terminate the Sierra Administration Agreement on 120 days’ written notice without penalty.

Regulation

General

Sierra is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act. BDCs are closed-end funds that elect to be regulated as BDCs under the Investment Company Act. As such, BDCs are subject to only certain provisions of the Investment Company Act. BDCs are provided greater flexibility under the Investment Company Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed and may elect to be treated as RICs for U.S. federal income tax purposes. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters, and affiliates of those affiliates or underwriters. The Investment Company Act requires that a majority of a BDC’s directors be persons other than “interested persons,” as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that Sierra may not change the nature of its business so as to cease to be, or withdraw its election as a BDC unless approved by a majority of its outstanding voting securities. The Investment Company Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of its outstanding voting securities are present or represented by proxy or (2) more than 50% of its voting securities.

Sierra is generally not able to issue and sell the Sierra Common Stock at a price below NAV per share. Sierra may, however, sell the Sierra Common Stock, or warrants, options, or rights to acquire the Sierra Common Stock, at a price below the then-current NAV of the Sierra Common Stock if the Sierra Board determines that such sale is in its best interests and the best interests of Sierra Stockholders, and the Sierra Stockholders approve such sale. In addition, Sierra may generally issue new shares of Sierra Common Stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends, and in certain other limited circumstances.

Sierra may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, Sierra may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Sierra does not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act.

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BDC Regulation: Qualifying Assets

Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. As discussed in greater detail below, the Investment Company Act defines qualifying assets as principally including certain investments by a BDC in eligible portfolio companies. An eligible portfolio company is defined under the Investment Company Act as any issuer which:

1.	is organized under the laws of, and has its principal place of business in, the United States;

2.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

3.	satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a BDC, either alone or as part of a group acting together, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to Sierra’s proposed business, the principal categories of qualifying assets under the Investment Company Act are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

2.	Securities of any eligible portfolio company that Sierra controls.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and Sierra already owns 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

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In addition, a BDC must have been organized and have its principal place of business in the U.S. and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

For purposes of Section 55(a) under the Investment Company Act, Sierra currently treats each asset underlying the TRS as a qualifying asset if the obligor on such asset is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. Sierra may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

BDCs generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance includes any arrangement whereby the BDC, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, Sierra’s investments may consist of cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of its total assets are qualifying assets. Typically, Sierra intends to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as Sierra, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of its assets that may be invested in such repurchase agreements. However, if more than 25% of its total assets constitute repurchase agreements from a single counterparty, Sierra may not meet the diversification requirements in order to qualify to be taxed as a RIC for U.S. federal income tax purposes. Thus, Sierra does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Sierra currently expects that SIC Advisors will monitor the creditworthiness of the counterparties with which Sierra enters into repurchase agreement transactions.

Warrants and Options

Under the Investment Company Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the Investment Company Act, Sierra may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) Sierra Stockholders authorize the proposal to issue such warrants, and the Sierra Board approves such issuance on the basis that the issuance is in the best interests of Sierra and the Sierra Stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of Sierra’s voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of its outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

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Senior Securities

Sierra is permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to the Sierra Common Stock if its asset coverage, as defined in the Investment Company Act, is at least equal to 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) immediately after each such issuance. In addition, while any senior securities remain outstanding, Sierra must prohibit any distribution to Sierra Stockholders or the repurchase of such securities or shares unless Sierra meets the applicable asset coverage ratios at the time of the distribution or repurchase. Sierra may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage.

For purposes of the asset coverage ratio test applicable to Sierra as a BDC, Sierra will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor under the TRS, as a senior security for the life of that instrument. Sierra may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Code of Ethics

Sierra has adopted a code of ethics, which it calls the “Code of Business Conduct and Ethics,” which covers ethics and business conduct. The Code of Business Conduct and Ethics applies to Sierra’s directors, officers and employees. The Code of Business Conduct and Ethics is publicly available on the Corporate Governance section of Sierra’s website under “Corporate Governance” at http://www.sierraincomecorp.com/CorporateGovernance.html. Sierra will report any amendments to or waivers of a required provision of the Code of Business Conduct and Ethics on Sierra’s website or in a Current Report on Form 8-K. You may read and copy any materials that Sierra file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information regarding the Public Reference Room by calling the SEC at 1-800-SEC-0330. Information contained on Sierra’s website is not incorporated by reference into this Joint Proxy Statement/Prospectus, and you should not consider that information to be part of this Joint Proxy Statement/Prospectus.

Compliance Policies and Procedures

Sierra and SIC Advisors have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Sierra’s Chief Compliance Officer is responsible for administering Sierra’s compliance policies and procedures and SIC Advisors’ Chief Compliance Officer is responsible for administering the compliance policies and procedures for SIC Advisors.

Proxy Voting Policies and Procedures

Sierra has delegated its proxy voting responsibility to SIC Advisors. SIC Advisors will vote proxies according to its proxy voting policies and procedures which are set forth below. These policies and procedures are reviewed periodically by SIC Advisors as well as the Sierra Board, and, accordingly, are subject to change.

As an investment adviser registered under the Investment Company Act, SIC Advisors has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of SIC Advisors are intended to comply with Section 206 of the Advisers Act and Rule 206(4)-6 thereunder.

Proxy Policies

SIC Advisors will vote proxies relating to its securities in a manner that it believes, in its discretion, to be in the best interest of Sierra Stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although SIC Advisors will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

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The proxy voting decisions of SIC Advisors are made by its portfolio managers and investment professionals under the supervision of SIC Advisors legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of SIC Advisors legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how SIC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the Chief Compliance Officer designates an individual or group who can impartially help decide how to resolve such conflict.

Proxy Voting Records

You may obtain information, without charge, regarding how SIC Advisors voted proxies with respect to Sierra’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Sierra Income Corporation at 280 Park Ave, 6th Floor East, New York, NY 10017.

Securities Exchange Act and Sarbanes-Oxley Act

Sierra is subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, Sierra is subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect Sierra. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, Sierra’s Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in its periodic reports;

●	pursuant to Item 307 of Regulation S-K, Sierra’s periodic reports are required to disclose its conclusions about the effectiveness of its disclosure controls and procedures;

●	pursuant to Rule 13a-15 of the Exchange Act, Sierra’s management is required to prepare a report regarding its assessment of its internal control over financial reporting; and

●	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, Sierra’s periodic reports must disclose whether there were significant changes in its internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires Sierra to review its policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and its regulations. Sierra intends to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance.

Other

Sierra is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement.

Election to Be Taxed as a RIC

Sierra has elected, and intends to qualify annually, to be treated as a RIC under Subchapter M of the Code. As a RIC, Sierra generally does not have to pay corporate-level U.S. federal income taxes on any income that it distributes to Sierra Stockholders from its tax earnings and profits. To maintain its qualification as a RIC, Sierra must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, Sierra must distribute to Sierra Stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

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Taxation as a RIC

If Sierra:

●	maintains its qualification as a RIC; and

●	satisfies the Annual Distribution Requirement,

then Sierra will not be subject to U.S. federal income tax on the portion of its income it distributes (or is deemed to distribute) to Sierra Stockholders. Sierra will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to Sierra Stockholders.

Sierra will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which it paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. Sierra generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to maintain its qualification as a RIC for U.S. federal income tax purposes, Sierra must, among other things:

●	continue to qualify as a BDC under the Investment Company Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or securities, or the 90% Income Test; and

●	diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer; and

●	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by Sierra and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For U.S. federal income tax purposes, Sierra may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if Sierra holds debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), Sierra must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by Sierra in the same taxable year. Sierra may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Sierra anticipates that a portion of its income may constitute OID or other income required to be included in taxable income prior to receipt of cash.

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Because any OID or other amounts accrued will be included in its investment company taxable income for the year of the accrual, Sierra may be required to make a distribution to Sierra Stockholders in order to satisfy the Annual Distribution Requirement, even though Sierra will not have received any corresponding cash amount. As a result, Sierra may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Sierra may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If Sierra is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. Sierra’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a BDC or a RIC, including the Diversification Tests. If Sierra disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

Under the Investment Company Act, Sierra is not permitted to make distributions to Sierra Stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “— Senior Securities” above. As a result, Sierra may be prohibited from making distributions necessary to satisfy the Annual Distribution Requirement. Even if Sierra is not prohibited from making distributions, its ability to raise additional capital to satisfy the Annual Distribution Requirement may be limited. If Sierra is not able to make sufficient distributions to satisfy the Annual Distribution Requirement, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Certain of its investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause Sierra to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. Sierra intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If Sierra purchases shares in a “passive foreign investment company” (a “PFIC”), it may be subject to U.S. federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if its allocable share of such income is distributed as a taxable dividend to Sierra Stockholders. Additional charges in the nature of interest generally will be imposed on Sierra in respect of deferred taxes arising from any such excess distribution or gain. If Sierra invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, Sierra will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, Sierra may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, Sierra will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, Sierra may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. In addition, under recently proposed regulations, income required to be included as a result of a QEF election would not be qualifying income for purposes of the 90% Income Test unless Sierra receives a distribution of such income from the PFIC in the same taxable year to which the inclusion relates.

Failure to Maintain Sierra’s Qualification as a RIC

If Sierra fails to satisfy the 90% Income Test or the Diversification Tests for any taxable year, it may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require Sierra to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If Sierra were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to Sierra Stockholders. Distributions would not be required, and any distributions made would be taxable to Sierra Stockholders as ordinary dividend income. Subject to certain limitations, non-corporate stockholders may be eligible for a 20% maximum U.S. federal income tax rate to the extent of its current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Sierra Stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, Sierra would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which it failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, Sierra could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 5 years, unless Sierra made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SIERRA

The information contained in this section should be read in conjunction with the “Selected Financial and Other Data of Sierra,” the “Unaudited Selected Pro Forma Condensed Consolidated Financial Data of the Combined Company,” the “Unaudited Pro Forma Condensed Combined Financial Statements” and Sierra’s, MCC’s and MDLY’s financial statements and notes thereto appearing elsewhere in this Joint Proxy Statement/Prospectus.

Sierra cannot assure you that the Mergers will be completed as scheduled, or at all. See “Description of the Mergers,” “Description of the MCC Merger Agreement,” “Description of the MDLY Merger Agreement and “Risk Factors” for a description of the principal risks relating to the Mergers, the Combined Company following the successful completion of the Mergers, Sierra, MCC, and MDLY.

Overview

Sierra is an externally managed non-diversified closed-end management investment company that has elected to be treated as a BDC under the Investment Company Act. Sierra is externally managed by SIC Advisors, which is a registered investment adviser under the Advisers Act. SIC Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring Sierra’s portfolio on an ongoing basis. In addition, Sierra has elected, and intends to qualify annually to be treated, for U.S. federal income tax purposes, as a RIC under Subchapter M of the Code.

Under the Sierra Investment Advisory Agreement, Sierra pays SIC Advisors a base management fee as well as an incentive fee based on its investment performance. Also, under the Sierra Administration Agreement, Sierra reimburses Medley for the allocable portion of overhead and other expenses incurred by Medley Capital LLC in performing its obligations under the Sierra Administration Agreement, including Sierra’s allocable portion of the costs of compensation and related expenses of its Chief Compliance Officer, Chief Financial Officer and their respective staffs.

Sierra intends to meet its investment objective by primarily lending to, and investing in, the debt of privately owned U.S. middle market companies, which Sierra defines as companies with an annual revenue between $50 million and $1 billion. Sierra intends to focus primarily on making investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. Sierra expects that the majority of its debt investments will bear interest at floating interest rates, but its portfolio may also include fixed-rate investments. Sierra will originate transactions sourced through SIC Advisors’ existing network, and, to a lesser extent, expect to acquire debt securities through the secondary market. Sierra may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although Sierra does not expect such investments to be a substantial portion of its portfolio.

The level of Sierra’s investment activity depends on many factors, including the amount of debt and equity capital available to prospective portfolio companies, the level of merger, acquisition and refinancing activity for such portfolio companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments it makes. Based on prevailing market conditions, Sierra anticipates that it will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with Sierra’s investment objectives and strategies.

As a BDC, Sierra is required to comply with certain regulatory requirements. For instance, Sierra generally has to invest at least 70% of its total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, Sierra is only allowed to borrow money such that its asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing, with certain limited exceptions. To obtain and maintain its RIC status, Sierra must meet specified source-of-income and asset diversification requirements. To be eligible for RIC tax treatment under Subchapter M for U.S. federal income tax purposes, Sierra must distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

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Revenues

Sierra generates revenue in the form of interest on the debt securities that it holds and distributions and capital gains on other interests that it acquires in its portfolio companies. Sierra expects that the senior debt it invests in will generally have stated terms of three to ten years and that the subordinated debt it invests in will generally have stated terms of five to ten years. Sierra’s senior and subordinated debt investments bear interest at a fixed or floating rate. Interest on debt securities is generally payable monthly, quarterly or semiannually. In addition, some of Sierra’s investments provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally will become due at the maturity date. In addition, Sierra may generate revenue in the form of commitment and other fees in connection with transactions. OIDs and market discounts or premiums will be capitalized, and Sierra will accrete or amortize such amounts as interest income. Sierra will record prepayment premiums on loans and debt securities as fee income. Dividend income, if any, will be recognized on an accrual basis to the extent that Sierra expects to collect such amounts.

Expenses

Sierra’s primary annual operating expenses consist of the payment of advisory fees and the reimbursement of expenses under the Sierra Investment Advisory Agreement with SIC Advisors and the Sierra Administration Agreement with Medley Capital LLC. Sierra bears other expenses, which include, among other things:

●	corporate, organizational and offering expenses relating to offerings of Sierra Common Stock, subject to limitations included in the Sierra Investment Advisory Agreement;

●	the cost of calculating Sierra’s NAV, including the related fees and cost of any third-party valuation services;

●	the cost of effecting sales and repurchases of shares of Sierra Common Stock and other securities;

●	fees payable to third parties relating to, or associated with, monitoring Sierra’s financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	interest payable on debt, if any, incurred to finance Sierra’s investments;

●	transfer agent and custodial fees;

●	fees and expenses associated with marketing efforts subject to limitations included in the Sierra Investment Advisory Agreement;

●	federal and state registration fees and any stock exchange listing fees;

●	federal, state and local taxes;

●	Sierra’s independent directors’ fees and expenses, including travel expenses;

●	costs of director and stockholder meetings, proxy statements, Sierra Stockholders’ reports and notices;

●	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other types of insurance;

●	direct costs, including those relating to printing of Sierra Stockholder reports and advertising or sales materials, mailing, long distance telephone and staff subject to limitations included in the Sierra Investment Advisory Agreement;

●	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act, the Investment Company Act and applicable federal and state securities laws;

●	brokerage commissions for Sierra’s investments;

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●	all other expenses incurred by Sierra or SIC Advisors in connection with administering Sierra’s investment portfolio, including expenses incurred by SIC Advisors in performing certain of its obligations under the Sierra Investment Advisory Agreement; and

●	the reimbursement of the compensation of Sierra’s Chief Financial Officer and Chief Compliance Officer, whose compensation is paid by Medley Capital LLC, to the extent that each such reimbursement amount is annually approved by Sierra’s independent director committee and subject to the limitations included in the Sierra Administration Agreement.

Administrative Services

Sierra reimburses Medley Capital LLC for the administrative expenses necessary for its performance of services to Sierra. However, such reimbursement is made at an amount equal to the lower of Medley Capital LLC’s actual costs or the amount that Sierra would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to Sierra on the basis of assets, revenues, time records or other reasonable methods. Sierra will not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.

Portfolio and Investment Activity

The following table shows the amortized cost and the fair value of Sierra’s investment portfolio as of June 30, 2018:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$563,597,680	53.2%	$511,016,131	51.5%
Senior secured second lien term loans	196,298,014	18.5	193,608,061	19.5
Senior secured first lien notes	44,965,188	4.2	43,296,963	4.4
Subordinated notes	80,001,293	7.6	78,419,510	7.9
Sierra Senior Loan Strategy JV I LLC	87,500,000	8.3	85,151,762	8.6
Equity/warrants	86,459,606	8.2	79,917,602	8.1
Total	$1,058,821,781	100.0%	$991,410,029	100.0%

As of June 30, 2018, Sierra’s income-bearing investment portfolio, which represented 90.4% of its total portfolio, had a weighted average yield based upon the cost of Sierra’s investment portfolio of 8.5%, and 9.1% of Sierra’s income-bearing portfolio bore interest based on fixed rates, while 90.9% of Sierra’s income-bearing portfolio bore interest at floating rates, such as LIBOR.

For the three months ended June 30, 2018, Sierra invested $51.5 million of principal in directly originated transactions across 20 portfolio companies and $7.7 million of principal in syndicated transactions across 4 portfolio companies. As of June 30, 2018, the investment portfolio was comprised of $971.8 million of principal in directly originated transactions across 77 portfolio companies and $135.9 million of principal in syndicated transactions across 29 portfolio companies.

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The following table shows the amortized cost and the fair value of Sierra’s investment portfolio as of December 31, 2017:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$609,837,869	54.0%	$569,902,295	53.6%
Senior secured first lien notes	43,955,411	3.9	42,758,067	4.0
Senior secured second lien term loans	251,114,921	22.2	231,837,616	21.8
Subordinated notes	74,598,558	6.6	74,341,284	7.0
Sierra Senior Loan Strategy JV I LLC	79,816,250	7.1	79,515,513	7.5
Equity/warrants	70,305,798	6.2	65,754,315	6.2
Total	$1,129,628,807	100.0%	$1,064,109,090	100.0%

As of December 31, 2017, Sierra’s income-bearing investment portfolio, which represented 93.5% of its total portfolio, had a weighted average yield based upon the cost of Sierra’s investment portfolio of approximately 8.8%, and 9.3% of Sierra’s income-bearing portfolio bore interest based on fixed rates, while 90.7% of Sierra’s income-bearing portfolio bore interest at floating rates, such as LIBOR.

The following table shows weighted average current yield to maturity, including the yield of cash collateral on the TRS, based on fair value as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
	Percentage of Total Investments	Weighted Average Current Yield for Total Investments(1)	Percentage of Total Investments	Weighted Average Current Yield for Total Investments(1)
Senior secured first lien term loans	51.9%	8.1%	53.2%	9.4%
Senior secured first lien notes	4.4	10.5	4.0	10.2
Senior secured second lien term loans	19.7	9.8	21.7	9.2
Subordinated notes	8.0	8.7	7.0	11.2
Sierra Senior Loan Strategy JV I LLC	8.7	9.6	7.4	10.3
Equity/warrants	7.3	14.0	6.7	14.3
Total	100.0%	9.2%	100.0%	9.9%

(1)	The weighted average current yield for total investments does not represent the total return to Sierra Stockholders.

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The following table shows the portfolio composition by industry classification, including the TRS underlying loans, based on fair value as of June 30, 2018:

Industry Classification	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Services: Business	$159,667,790	16.1%	$13,740,364	8.1%	$173,408,154	14.9%
Multi-Sector Holdings	163,571,272	16.5	—	—	163,571,272	14.1
Healthcare & Pharmaceuticals	80,678,571	8.1	18,203,119	10.8	98,881,690	8.5
High Tech Industries	67,362,442	6.8	4,900,375	2.9	72,262,817	6.2
Banking, Finance, Insurance & Real Estate	59,192,405	6.0	9,352,594	5.5	68,544,999	5.9
Aerospace & Defense	53,841,148	5.4	4,935,200	2.9	58,776,348	5.1
Construction & Building	50,940,110	5.1	5,959,466	3.5	56,899,576	4.9
Hotel, Gaming & Leisure	39,059,228	3.9	15,580,696	9.2	54,639,924	4.7
Wholesale	49,667,270	5.0	—	—	49,667,270	4.3
Automotive	33,500,486	3.4	6,186,450	3.7	39,686,936	3.4
Capital Equipment	15,223,231	1.5	23,710,509	14.0	38,933,740	3.4
Transportation: Cargo	26,403,366	2.7	5,922,542	3.5	32,325,908	2.8
Energy: Oil & Gas	24,269,991	2.4	6,771,938	4.0	31,041,929	2.7
Media: Advertising, Printing & Publishing	22,114,347	2.2	6,541,260	3.9	28,655,607	2.5
Chemicals, Plastics & Rubber	20,904,983	2.1	4,936,709	2.9	25,841,692	2.2
Services: Consumer	9,675,725	1.0	15,318,585	9.0	24,994,310	2.2
Retail	18,057,927	1.8	6,343,135	3.7	24,401,062	2.1
Containers, Packaging & Glass	20,910,597	2.1	—	—	20,910,597	1.8
Consumer Goods: Durable	7,700,000	0.8	8,902,111	5.3	16,602,111	1.4
Media: Diversified & Production	13,559,104	1.4	939,108	0.6	14,498,212	1.2
Metals & Mining	11,401,865	1.2	1,492,500	0.9	12,894,365	1.1
Consumer Goods: Non-durable	5,502,146	0.6	5,638,762	3.3	11,140,908	1.0
Media: Broadcasting & Subscription	10,647,788	1.1	—	—	10,647,788	0.9
Transportation: Consumer	8,749,622	0.9	—	—	8,749,622	0.8
Beverage & Food	6,996,530	0.7	1,002,500	0.6	7,999,030	0.7
Environmental Industries	4,819,237	0.5	—	—	4,819,237	0.4
Forest Products & Paper	3,692,848	0.4	—	—	3,692,848	0.3
Telecommunications	3,300,000	0.3	—	—	3,300,000	0.3
Utilities: Electric	—	—	2,899,264	1.7	2,899,264	0.2
Total	$991,410,029	100.0%	$169,277,187	100.0%	$1,160,687,216	100.0%

(1)	Does not include TRS underlying loans

449

The following table shows the portfolio composition by industry classification, including the TRS underlying loans, based on fair value as of December 31, 2017:

Industry Classification	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Services: Business	$146,953,643	13.8%	$13,887,959	8.2%	$160,841,602	13.0%
Multi-Sector Holdings	153,856,797	14.4	—	—	153,856,797	12.5
Healthcare & Pharmaceuticals	91,755,106	8.6	22,303,100	13.1	114,058,206	9.2
High Tech Industries	72,406,421	6.8	12,085,880	7.1	84,492,301	6.8
Banking, Finance, Insurance & Real Estate	63,954,055	6.0	14,389,666	8.5	78,343,721	6.3
Aerospace & Defense	66,643,836	6.3	4,610,439	2.7	71,254,275	5.8
Construction & Building	53,936,884	5.1	6,004,451	3.5	59,941,335	4.9
Hotel, Gaming & Leisure	44,379,508	4.2	12,901,314	7.6	57,280,822	4.6
Wholesale	47,202,110	4.4	—	—	47,202,110	3.8
Energy: Oil & Gas	34,983,825	3.3	6,047,997	3.6	41,031,822	3.3
Transportation: Cargo	36,660,325	3.4	3,426,421	2.0	40,086,746	3.2
Media: Advertising, Printing & Publishing	24,692,940	2.3	13,516,196	8.0	38,209,136	3.1
Beverage & Food	31,625,675	3.0	1,351,347	0.8	32,977,022	2.7
Capital Equipment	14,726,702	1.4	14,771,244	8.7	29,497,946	2.4
Retail	19,931,113	1.9	6,663,368	3.9	26,594,481	2.2
Chemicals, Plastics & Rubber	21,154,595	2.0	4,962,025	2.9	26,116,620	2.1
Telecommunications	25,579,647	2.4	—	—	25,579,647	2.1
Containers, Packaging & Glass	22,128,034	2.1	—	—	22,128,034	1.8
Metals & Mining	21,202,310	2.0	—	—	21,202,310	1.7
Automotive	16,154,337	1.5	2,786,968	1.6	18,941,305	1.5
Services: Consumer	8,631,158	0.8	8,422,315	5.0	17,053,473	1.4
Media: Diversified & Production	14,471,721	1.4	945,165	0.6	15,416,886	1.2
Media: Broadcasting & Subscription	13,438,549	1.3	1,965,000	1.2	15,403,549	1.2
Consumer Goods: Non-durable	5,942,867	0.5	5,151,172	3.0	11,094,039	0.9
Consumer Goods: Durable	—	—	10,505,869	6.2	10,505,869	0.9
Transportation: Consumer	7,614,095	0.7	—	—	7,614,095	0.6
Environmental Industries	4,082,837	0.4	—	—	4,082,837	0.3
Utilities: Electric	—	—	2,975,822	1.8	2,975,822	0.2
Total	$1,064,109,090	100.0%	$169,673,718	100.0%	$1,233,782,808	100.0%

(1)	Does not include TRS underlying loans

450

SIC Advisors regularly assesses the risk profile of Sierra’s portfolio investments and rates each of them based on the categories set forth below, which Sierra refers to as SIC Advisors’ investment credit rating. Credit Ratings are assigned to each of the investments in Sierra’s portfolio that are directly held by Sierra, but exclude any off-balance sheet interests of Sierra, such as the loans underlying the TRS:

Investment Credit Rating	Definition
1	Investments that are performing above expectations.

2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination or purchase. All new loans are rated ‘2’.

3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected. Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.

4	Investments that are performing below expectations and for which risk has increased materially since origination or purchase. Some loss of interest or dividend is expected, but no loss of principal. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).

5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination or purchase. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Some loss of principal is expected.

The following table shows the distribution of Sierra’s investment portfolio, not including cash and cash equivalents, on the 1 to 5 investment credit rating scale at fair value as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
Investment Credit Rating	Investments at Fair Value	Percentage	Investments at Fair Value	Percentage
1	$33,989,468	3.4%	$23,078,445	2.2%
2	750,610,233	75.7	856,094,329	80.5
3	161,078,438	16.2	147,000,458	13.8
4	10,404,439	1.0	15,505,144	1.5
5	35,327,451	3.6	22,430,714	2.1
Total	$991,410,029	100.0%	$1,064,109,090	100.0%

Results of Operations

The following table shows operating results for the three and six months ended June 30, 2018 and 2017:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Total investment income	$24,890,883	$24,704,225	$49,250,923	$50,934,816
Total expenses	12,630,171	12,595,040	25,575,866	25,079,884
Net investment income	12,260,712	12,109,185	23,675,057	25,854,932
Net realized gain/(loss) from investments and total return swap	(133,829)	(10,335,366)	(30,836,305)	(20,810,343)
Net change in unrealized appreciation/(depreciation) on investments and total return swap	(17,396,983)	6,389,722	742,620	11,885,490
Change in provision for deferred taxes on unrealized gain on investments	(57,177)	(36,746)	78,278	(334,318)
Net increase/(decrease) in net assets resulting from operations	$(5,327,277)	$8,126,795	$(6,340,350)	$16,595,761

451

Investment Income

Total investment income increased $186,658, or 0.8%, to $24,890,883 for the three months ended June 30, 2018, compared to $24,704,225 for the three months ended June 30, 2017. Total investment income consisted primarily of portfolio interest, which decreased $143,067, or 0.6%, to $23,888,317 for the three months ended June 30, 2018, compared to $24,031,384 for the three months ended June 30, 2017. This decrease was primarily due to a $50.5 million, or 4.8%, decrease in Sierra’s average investment portfolio. Fee income increased $297,502, or 45.8%, to $947,466 for the three months ended June 30, 2018, compared to $649,964 for the three months ended June 30, 2017, primarily due to an increase in fees associated with loan originations and loan prepayments.

Total investment income decreased 1,683,893, or 3.31%, to $49,250,923 for the six months ended June 30, 2018, compared to $50,934,816 for the six months ended June 30, 2017. Total investment income consisted primarily of portfolio interest, which decreased $478,492, or 1.00%, to $47,580,629 for the six months ended June 30, 2018, compared to $48,059,121 for the six months ended June 30, 2017. This decrease was primarily due to a $72.7 million, or 6.8%, decrease in Sierra’s average investment portfolio. Fee income decreased $1,248,023, or 43.94%, to $1,592,141 for the six months ended June 30, 2018, compared to $2,840,164 for the six months ended June 30, 2017, primarily due to a decrease in fees associated with loan originations and loan prepayments.

Operating Expenses

The following table shows operating expenses for the three and six months ended June 30, 2018 and 2017:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Base management fees	$4,834,495	$5,449,266	$9,838,311	$10,657,835
Interest and financing expenses	5,219,779	4,517,158	10,392,209	8,461,242
Incentive fees	—	—	—	548,806
General and administrative expenses	1,216,840	887,678	2,641,958	1,769,807
Administrator expenses	758,178	794,622	1,481,713	1,588,151
Offering costs	187,736	299,700	470,986	821,384
Professional fees	413,143	646,616	750,689	1,232,659
Total expenses	$12,630,171	$12,595,040	$25,575,866	$25,079,884

Total expenses increased $35,131, or 0.3%, to $12,630,171 for the three months ended June 30, 2018, as compared to $12,595,040 for the three months ended June 30, 2017, primarily due to an increase in interest expense. Total expenses increased $495,982, or 1.98%, to $25,575,866 for the six months ended June 30, 2018, as compared to $25,079,884 for the six months ended June 30, 2017, primarily due to an increase in interest expense.

452

Base management fees decreased $614,771, or 11.3%, to $4,834,495 for the three months ended June 30, 2018, as compared to $5,449,266 for the three months ended June 30, 2017, primarily due to a decrease in Sierra’s average gross assets of $82.9 million, or 6.9%. Base management fees decreased 819,524, or 7.69%, to $9,838,311 for the six months ended June 30, 2018, as compared to $10,657,835 for the six months ended June 30, 2017, primarily due to a decrease in Sierra’s average gross assets of $41.6 million, or 3.5%.

Interest and financing expenses increased $702,621, or 15.6%, to $5,219,779 for the three months ended June 30, 2018, as compared to $4,517,158 for the three months ended June 30, 2017, primarily due to an increase in the weighted average interest rate, as a result of an increase in LIBOR rates, of Sierra’s credit facilities of 0.8%, or a 19.5% increase. Interest and financing expenses increased 1,930,967, or 22.82%, to 10,392,209 for the six months ended June 30, 2018, as compared to 8,461,242 for the six months ended June 30, 2017, primarily due to an increase in the weighted average interest rate, as a result of an increase in LIBOR rates, of Sierra’s credit facilities of 0.7%, or a 17.1% increase.

Expense Support and Reimbursement Agreement

From June 29, 2012 through December 31, 2016, Sierra was party to an Expense Support and Reimbursement Agreement with SIC Advisors (the “Expense Support Agreement”). During the term of the Expense Support Agreement, SIC Advisors reimbursed Sierra for operating expenses in an amount equal to the difference between its distributions paid to Sierra Stockholders in each month, less the sum of its net investment income, net realized capital gains and dividends paid to Sierra from Sierra portfolio companies, not included in net income and net realized capital gains, during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions were paid to Sierra Stockholders in any given month, then the Expense Support Reimbursement for such month was equal to such amount necessary in order for available operating funds for the month to equal zero. From April 1, 2016 until the expiration of the Expense Support Agreement on December 31, 2016, SIC Advisors made expense support payments on a discretionary basis by making an election on the last day of each month to fund an expense support payment in an amount equal to the difference between Sierra’s distributions paid to Sierra Stockholders during such month less the sum of Sierra’s net investment income, net realized capital gains and dividends paid to Sierra from its portfolio companies, not included in net income and net realized capital gains during such period.

The purpose of the Expense Support Agreement was to cover distributions to Sierra Stockholders so as to ensure that the distributions did not constitute a return of capital for GAAP purposes and to reduce operating expenses until Sierra had raised sufficient capital to be able to absorb such expenses. The Expense Support Agreement expired on December 31, 2016.

Pursuant to the Expense Support Agreement, Sierra will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter for which Sierra received net investment income, net realized capital gains and dividends from its portfolio companies (not included in net income and net realized capital gains) in excess of the distributions paid to Sierra Stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, Sierra will only make reimbursement payments to the extent Sierra’s current annualized “operating expense ratio” is equal to or less than Sierra’s operating expense ratio for the quarter during which the corresponding expense obligation was incurred and to the extent the annualized rate of its regular cash dividends to Sierra Stockholders for the month is equal to or greater than the annualized rate of Sierra’s regular cash distributions to Sierra Stockholders for the month during which the corresponding expense payment was incurred.

Net Realized Gains/Losses on Investments

Sierra measures realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized. For the three and six months ended June 30, 2018, Sierra recognized net realized loss on investments of $133,829 and $30,836,305, respectively, primarily due to certain non-cash restructuring transactions net of realized gains on the TRS. For the three and six months ended June 30, 2017, Sierra recognized net realized loss of $10,335,366 and $20,810,343, primarily due to certain non-cash restructuring transactions net of realized gains on the TRS.

453

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation/depreciation on investments reflects the net change in the fair value of Sierra’s total investments including the TRS and provision for deferred taxes. For the three and six months ended June 30, 2018, Sierra recorded a net change in unrealized depreciation of $17,454,160 and a net change in unrealized appreciation of $820,898, respectively. For the three and six months ended June 30, 2017, Sierra recorded a net change in unrealized appreciation of $6,352,976 and $11,551,172, respectively.

Changes in Net Assets from Operations

For the three and six months ended June 30, 2018, Sierra recorded a net decrease in net assets resulting from operations of $5,327,277 and $6,340,350, respectively. Based on 97,385,971 and 97,190,689 weighted average Sierra Common Stock outstanding for the three and six months ended June 30, 2018, respectively, Sierra’s per share net decrease in net assets resulting from operations was $0.05 and $0.07, respectively. For the three and six months ended June 30, 2017, Sierra recorded a net increase in net assets resulting from operations of $8,126,795 and $16,595,761, respectively. Based on 96,367,879 and 95,877,796 weighted average Sierra Common Stock outstanding for the three and six months ended June 30, 2017, respectively, Sierra’s per share net increase in net assets resulting from operations was $0.08 and $0.17 respectively.

Financial Condition, Liquidity and Capital Resources

As a BDC, Sierra distributes substantially all of its net income to Sierra Stockholders and has an ongoing need to raise additional capital for investment purposes. To fund growth, Sierra has a number of alternatives available to increase capital; including raising equity, increasing debt, and funding from operational cash flow.

Sierra’s liquidity and capital resources have been generated primarily from the net proceeds of its public offering of Sierra Common Stock, use of Sierra’s credit facilities and its TRS.

As of June 30, 2018 and December 31, 2017, Sierra had $53,032,878 and $64,909,759, respectively, in cash and cash equivalents. In the future, Sierra may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Sierra’s primary use of funds is investments in its targeted asset classes, cash distributions to Sierra Stockholders, and other general corporate purposes.

In order to satisfy the Code requirements applicable to a RIC, Sierra intends to distribute to Sierra Stockholders substantially all of its taxable income, but Sierra may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, Sierra generally is required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock Sierra may issue in the future, of at least 200%. This requirement limits the amount that Sierra may borrow.

The following table shows Sierra’s net borrowings as of June 30, 2018 and December 31, 2017:

	June 30, 2018			December 31, 2017
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
ING Credit Facility	$220,000,000	$145,000,000	$75,000,000	$175,000,000	$195,000,000	$(20,000,000)
Alpine Credit Facility	300,000,000	240,000,000	60,000,000	300,000,000	240,000,000	60,000,000
Total before deferred financing costs	520,000,000	385,000,000	135,000,000	475,000,000	435,000,000	40,000,000
Unamortized deferred financing costs	—	(4,381,791)	—	—	(5,286,927)	—
Total borrowings outstanding, net	$520,000,000	$380,618,209	$135,000,000	$475,000,000	$429,713,073	$40,000,000

454

On August 12, 2016, Sierra amended its ING Credit Facility pursuant to the Revolving Credit Agreement with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Credit Facility matures on August 12, 2020 and is secured by substantially all of Sierra’s assets, subject to certain exclusions as further set forth in the Security Agreement entered into in connection with the Revolving Credit Agreement, among Sierra, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Credit Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature. On February 13, 2015, commitments to the ING credit facility were expanded from $150 million to $170 million. On August 12, 2016, commitments to the ING credit facility were expanded from $170 million to $175 million. On April 20, 2017, commitments to the ING Credit Facility were expanded from $175 million to $220 million.

The ING Credit Facility allows for Sierra, at its option, to borrow money at a rate of either (i) an alternate base rate plus 1.50% per annum or (ii) LIBOR plus 2.50% per annum. The interest rate margins are subject to certain step-downs upon the satisfaction of certain conditions described in the Revolving Credit Agreement. The alternate base rate will be the greatest of (i) the U.S. Prime Rate set forth in the Wall Street Journal, (ii) the federal funds effective rate plus 1/2 of 1%, and (iii) three month LIBOR plus 1%. As of June 30, 2018 and December 31, 2017, the commitment under the ING Credit Facility was $220 million and includes an accordion feature that allows for potential future expansion of the ING Credit Facility up to a total of $500 million. Availability of loans under the ING Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

Sierra is also required to pay a commitment fee to the lenders based on the daily unused portion of the aggregate commitments under the ING Credit Facility. The commitment fee is (i) 1.50% if the used portion of the aggregate commitments is less than or equal to 40%, (ii) 0.75% if the used portion of the aggregate commitments is greater than 40% and less than or equal to 65% or (iii) 0.50% if the used portion of the aggregate commitments is greater than 65%. The ING Credit Facility provides that Sierra may use the proceeds of the facility for general corporate purposes, including making investments in accordance with its investment objective and strategy. As of June 30, 2018, Sierra’s borrowings under the ING Facility totaled $145,000,000 and were recorded as part of revolving credit facility payable on its consolidated statements of assets and liabilities.

On September 29, 2017, Sierra’s wholly owned, special purpose financing subsidiary, Alpine, amended its existing revolving credit facility (the “Alpine Credit Facility”) pursuant to an Amended and Restated Loan Agreement (the “Amendment”) with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (the “Loan Agreement”). The Loan Agreement was amended to, among other things, (i) extend the reinvestment period until December 29, 2020, (ii) extend the scheduled termination date until March 29, 2022, (iii) decrease the applicable margin for advances to 2.85% per annum and (iv) increase the compliance condition for net advances to 55% of NAV. Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to Sierra.

Borrowings under the Alpine Credit Facility are subject to compliance with a NAV coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on March 29, 2022. As of June 30, 2018, Alpine’s borrowings under the Alpine Credit Facility totaled $240,000,000 and were recorded as part of revolving credit facility payable on Sierra’s consolidated statements of assets and liabilities.

455

Results of Operations

The following table shows operating results for the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015
Total investment income	$107,175,537	$99,780,496	$85,639,700
Total expenses, net	54,436,125	39,816,024	39,139,197
Net investment income before excise taxes	52,739,412	59,964,472	46,500,503
Excise tax expense	235,942	—	—
Net investment income	52,503,470	59,964,472	46,500,503
Net realized gain/(loss) from investments and total return swap	(26,062,342)	(13,120,398)	11,309,852
Net change in unrealized appreciation/(depreciation) on investments and total return swap	(13,889,140)	22,430,516	(67,710,941)
Change in provision for deferred taxes on unrealized gain on investments	(46,832)	54,205	(212,227)
Net increase/(decrease) in net assets resulting from operations	$12,505,156	$69,328,795	$(10,112,813)

Investment Income

Total investment income increased $7,395,041, or 7.4%, to $107,175,537 for the year ended December 31, 2017, compared to $99,780,496 for the year ended December 31, 2016. Total investment income consisted primarily of portfolio interest, which increased $8,603,934, or 9.5%, to $99,623,107 for the year ended December 31, 2017, compared to $91,019,173 for the year ended December 31, 2016. This increase was primarily due to a $115 million, or 11.3%, increase in Sierra’s average investment portfolio. Fee income decreased $1,300,459, or 14.9%, to $7,403,437 for the year ended December 31, 2017, compared to $8,703,896 for the year ended December 31, 2016, primarily due to a decrease in fees associated with loan originations and loan prepayments.

Total investment income increased $14,140,796, or 16.5%, to $99,780,496 for the year ended December 31, 2016, compared to $85,639,700 for the year ended December 31, 2015. Total investment income consisted primarily of portfolio interest, which increased $16,032,803, or 21.4%, to $91,019,173 for the year ended December 31, 2016, compared to $74,986,370 for the year ended December 31, 2015. This increase was primarily due to a $185.9 million, or 22.3%, increase in Sierra’s average investment portfolio. Fee income decreased $1,947,361, or 18.3%, to $8,703,896 for the year ended December 31, 2016, compared to $10,651,257 for the year ended December 31, 2015, primarily due to a decrease in fees associated with loan originations and loan prepayments.

Operating Expenses

The following table shows operating expenses for the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015
Base management fees	$21,233,065	$19,928,802	$17,234,293
Interest and financing expenses	18,258,556	14,812,427	11,190,879
Incentive fees	4,700,177	9,281,479	4,434,352
General and administrative expenses	3,985,647	4,359,647	3,274,836
Administrator expenses	3,029,745	2,847,745	2,261,789
Offering costs	1,409,036	2,572,234	4,208,013
Professional fees	1,819,899	2,106,819	2,374,675
Organizational and offering costs reimbursed to Affiliate	—	—	443,687
Total expenses	$54,436,125	$55,909,153	$45,422,524

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Total expenses decreased $1,473,028, or 2.6%, to $54,436,125 for the year ended December 31, 2017, as compared to $55,909,153 for the year ended December 31, 2016, primarily due to lower incentive fees. Total expenses increased $10,486,629, or 23.1%, to $55,909,153 for the year ended December 31, 2016, as compared to $45,422,524 for the year ended December 31, 2015, primarily due to an increase in base management fees and interest and financing expenses.

Base management fees increased $1,304,263, or 6.5%, to $21,233,065 for the year ended December 31, 2017, as compared to $19,928,802 for the year ended December 31, 2016, primarily due to an increase in Sierra’s average gross assets of $75 million, or 6.5%.

Base management fees increased $2,694,509, or 15.6%, to $19,928,802 for the year ended December 31, 2016, as compared to $17,234,293 for the year ended December 31, 2015, primarily due to an increase in Sierra’s average gross assets of $154.0 million, or 15.6%.

Interest and financing expenses increased $3,446,129, or 23.3%, to $18,258,556 for the year ended December 31, 2017, as compared to $14,812,427 for the year ended December 31, 2016, primarily due to an increase in the weighted average interest on Sierra’s credit facilities of 0.5%, or a 13.5% increase. Interest and financing expenses increased $3,621,548, or 32.4%, to $14,812,427 for the year ended December 31, 2016, as compared to $11,190,879 for the year ended December 31, 2015, primarily due to an increase in the weighted average borrowings on Sierra’s credit facilities of $58 million, or an 18.5% increase.

Expense Support and Reimbursement Agreement

From June 29, 2012 through December 31, 2016, Sierra was a party to an Expense Support and Reimbursement Agreement with SIC Advisors (the “Expense Support Agreement”). During the term of the Expense Support Agreement, SIC Advisors reimbursed Sierra for operating expenses in an amount equal to the difference between its distributions paid to stockholders in each month, less the sum of its net investment income, net realized capital gains and dividends paid to Sierra from its portfolio companies, not included in net income and net realized capital gains, during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions were paid to Sierra Stockholders in any given month, then the Expense Support Reimbursement for such month was equal to such amount necessary in order for available operating funds for the month to equal zero. From April 1, 2016 until the expiration of the Expense Support Agreement on December 31, 2016, SIC Advisors made expense support payments on a discretionary basis by making an election on the last day of each month to fund an expense support payment in an amount equal to the difference between Sierra’s distributions paid to Sierra Stockholders during such month less the sum of Sierra’s net investment income, net realized capital gains and dividends paid to Sierra from its portfolio companies, not included in net income and net realized capital gains during such period.

The purpose of the Expense Support Agreement was to cover distributions to Sierra Stockholders so as to ensure that the distributions did not constitute a return of capital for GAAP purposes and to reduce operating expenses until Sierra had raised sufficient capital to be able to absorb such expenses. The Expense Support Agreement expired on December 31, 2016.

Pursuant to the Expense Support Agreement, Sierra will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter for which Sierra received net investment income, net realized capital gains and dividends from its portfolio companies (not included in net income and net realized capital gains) in excess of the distributions paid to Sierra Stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, Sierra will only make reimbursement payments to the extent Sierra’s current annualized “operating expense ratio” is equal to or less than its operating expense ratio for the quarter during which the corresponding expense obligation was incurred and to the extent the annualized rate of its regular cash dividends to Sierra Stockholders for the month is equal to or greater than the annualized rate of Sierra’s regular cash distributions to Sierra Stockholders for the month during which the corresponding expense payment was incurred.

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As of December 31, 2016, Sierra recorded $7,314,867 in its consolidated statement of assets and liabilities as due from affiliate relating to the Expense Support Agreement. For the year ended December 31, 2016, Sierra recorded a net expense support reimbursement of $16,093,129 on the consolidated statement of operations. For the year ended December 31, 2016, gross expenses before expense reimbursement from SIC Advisors pursuant to the Expense Support Agreement were $55,909,153 and net expenses after taking into account the expense reimbursement from SIC Advisors were $39,816,024.

Net Realized Gains/Losses on Investments

Sierra measures realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the years ended December 31, 2017, 2016 and 2015, Sierra recognized net realized losses of $26,062,342, net realized losses of $13,120,398 and net realized gains of $11,309,852, respectively, on total investments.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation/depreciation on investments reflects the net change in the fair value of Sierra’s total investments including the TRS and provision for deferred taxes. For the years ended December 31, 2017, 2016 and 2015, Sierra had unrealized depreciation of $13,935,972, unrealized appreciation of $22,484,721 and unrealized depreciation of $67,923,168, respectively, on total investments.

Changes in Net Assets from Operations

For the year ended December 31, 2017, Sierra recorded a net increase in net assets resulting from operations of $12,505,156 versus a net increase in net assets resulting from operations of $69,328,795 for the year ended December 31, 2016. Based on 96,248,024 and 90,424,090 weighted average common shares outstanding for the years ended December 31, 2017 and 2016, respectively, Sierra’s per share net increase in net assets resulting from operations was $0.13 for the year ended December 31, 2017 versus a per share net increase in net assets from operations of $0.77 for the year ended December 31, 2016.

For the year ended December 31, 2016, Sierra recorded a net increase in net assets resulting from operations of $69,328,795 versus a net decrease in net assets resulting from operations of $10,112,813 for the year ended December 31, 2015. Based on 90,424,090 and 70,648,292 weighted average Sierra Common Stock outstanding for the years ended December 31, 2016 and 2015, respectively, Sierra’s per share net increase in net assets resulting from operations was $0.77 for the year ended December 31, 2016 versus a per share net decrease in net assets from operations of $0.14, for the year ended December 31, 2015.

Contractual Obligations

The following table shows Sierra’s payment obligations for repayment of debt, which total its contractual obligations at June 30, 2018:

	Payment Due By Period
	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years
ING Credit Facility	$145,000,000	$—	$145,000,000	$—	$—
Alpine Credit Facility	240,000,000	—		240,000,000	—
Total Contractual Obligations	$385,000,000	$—	$145,000,000	$240,000,000	$—

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Sierra has entered into certain contracts under which Sierra has material future commitments. On April 5, 2012, Sierra entered into the Sierra Investment Advisory Agreement with SIC Advisors in accordance with the Investment Company Act. The Sierra Investment Advisory Agreement became effective as of April 17, 2012, the date that Sierra met the minimum offering requirement. Pursuant to the Investment Company Act, the initial term of the Sierra Investment Advisory Agreement was for two years from its effective date, with one-year renewals subject to approval by the Sierra Board, a majority of whom must be independent directors. On March 8, 2018, the Sierra Board approved the renewal of the Sierra Investment Advisory Agreement for an additional one-year term at an in-person meeting. SIC Advisors serves as Sierra’s investment adviser in accordance with the terms of the Sierra Investment Advisory Agreement. Payments under the Sierra Investment Advisory Agreement in each reporting period consist of (i) a management fee equal to a percentage of the value of Sierra’s gross assets and (ii) an incentive fee based on Sierra’s performance.

On April 5, 2012, Sierra entered into the Sierra Administration Agreement with Medley Capital LLC with an initial term of two years, pursuant to which Medley Capital LLC furnishes Sierra with administrative services necessary to conduct its day-to-day operations. On March 8, 2018, the Sierra Board approved the renewal of the Sierra Administration Agreement for an additional one-year term at an in-person meeting. Medley Capital LLC is reimbursed for administrative expenses it incurs on Sierra’s behalf in performing its obligations. Such costs are reasonably allocated to Sierra on the basis of assets, revenues, time records or other reasonable methods. Sierra does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.

If any of Sierra’s contractual obligations discussed above are terminated, Sierra’s costs may increase under any new agreements that it enters into as replacements. Sierra would also likely incur expenses in locating alternative parties to provide the services it expects to receive under the Sierra Investment Advisory Agreement and Sierra Administration Agreement. Any new investment advisory agreement would also be subject to approval by Sierra Stockholders.

Off-Balance Sheet Arrangements

On August 27, 2013, Arbor, a wholly owned financing subsidiary of Sierra, entered into a TRS with Citibank.

On September 29, 2017, Arbor entered into the Fifth Amended Confirmation Letter Agreement with Citibank. The Fifth Amended Confirmation Agreement reduced the maximum portfolio notional (determined at the time each such loan becomes subject to the TRS) from $300,000,000 to $180,000,000, through incremental reductions of $60,000,000 on October 3, 2017 and $20,000,000 on each of November 3, 2017, December 3, 2017 and January 3, 2018. The Fifth Amended Confirmation Agreement also decreases the interest rate payable to Citibank from LIBOR plus 1.65% per annum to LIBOR plus 1.60% per annum. Other than the foregoing, the Fifth Amended Confirmation Agreement did not change any of the other material terms of the TRS.

The TRS with Citibank enables Arbor to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to Arbor utilizing leverage to acquire loans and incurring an interest expense to a lender.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement.”

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Transactions in TRS contracts during the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Interest income and settlement from TRS portfolio	$1,222,320	$2,222,742	2,659,675	$4,397,745
Traded gains/(loss) on TRS loan sales	(2,265,995)	(9,812,704)	(2,224,728)	(9,268,356)
Net realized gains/(loss) on TRS portfolio	$(1,043,675)	$(7,589,962)	$434,947	$(4,870,611)

Net change in unrealized appreciation/(depreciation) on TRS portfolio	$(306,714)	$10,300,626	$2,634,655	$10,196,270

Sierra’s derivative asset from Citibank, net of amounts available for offset under a master netting agreement as of June 30, 2018, was $0.5 million, which is recorded on the consolidated statements of assets and liabilities as a receivable due on total return swap.

The volume of Sierra’s derivative transactions for the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Average notional amount of contracts	$168,753,875	$254,095,027	$170,174,081	$248,586,810

On March 27, 2015, Sierra and GALIC entered into a limited liability company operating agreement to co-manage Sierra JV. All portfolio and other material decisions regarding Sierra JV must be submitted to Sierra JV’s board of managers, which is comprised of four members, two of whom are selected by Sierra and the other two are selected by GALIC. Sierra has concluded that it does not operationally control Sierra JV. As Sierra does not operationally control Sierra JV, it does not consolidate the operations of Sierra JV within the consolidated financial statements. As a practical expedient, Sierra uses NAV to determine the fair value of its investment in Sierra JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 4).

As of June 30, 2018, the Sierra JV had total assets of $302.0 million and the portfolio was comprised of 100.0% senior secured first lien term loans to 55 different portfolio companies with one portfolio company on non-accrual status. As of December 31, 2017, Sierra JV’s portfolio was comprised of 100% of senior secured first lien term loans to 52 different portfolio companies with one portfolio company on non-accrual status.

As of June 30, 2018 and December 31, 2017, Sierra JV had total capital commitments of $100 million, with Sierra providing $87.5 million and GALIC providing $12.5 million. Approximately, $100.0 million and $91.2 million was funded as of June 30, 2018 and December 31, 2017, relating to these commitments, of which $87.5 million and $79.8 million were from Sierra, respectively. Sierra does not have the right to withdraw any of their respective capital commitment, unless in connection with a transfer of its membership interests. Sierra may transfer full membership interests as long as it is approved by all members and transferred in a transaction exempt from the registration requirements of the Securities Act, or applicable state securities laws.

On August 4, 2015, Sierra JV entered into a senior secured revolving credit facility the (“JV Facility”) led by Credit Suisse, AG (“CS”) with commitments of $100 million subject to certain leverage and borrowing base restrictions. On December 29, 2015, the JV Facility was amended and the total commitments were increased to $135 million. On March 30, 2017, Sierra amended the JV Facility previously administered by CS and facilitated the assignment of all rights and obligations of CS under the JV Facility to Deutsche Bank AG, New York Branch, (“DB”) and increased the total loan commitments to $240 million. On May 26, 2017 commitments to the JV facility were increased from $240 million to $250 million. The JV Facility bears interest at a rate of LIBOR (with no minimum) plus 2.50% per annum. The JV Facility reinvestment period ends on March 30, 2019 and the stated maturity date is March 30, 2022. As of June 30, 2018 and December 31, 2017, there were $198.6 million and $180.0 million outstanding under the JV Facility, respectively.

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Sierra has determined that the Sierra JV is an investment company under ASC 946, however in accordance with such guidance, Sierra will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to Sierra. Accordingly, Sierra does not consolidate its interest in the Sierra JV.

Distributions

Sierra has elected, and intends to qualify annually, to be treated, for U.S. federal income tax purposes, as a RIC under Subchapter M of the Code. To maintain RIC tax treatment, Sierra must, among others things, distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to Sierra Stockholders. In order to avoid certain U.S. federal excise taxes imposed on RICs, Sierra must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by Sierra to use its taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which Sierra paid no U.S. federal income tax.

While Sierra intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of Sierra’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, Sierra will be liable for the tax only on the amount by which Sierra does not meet the foregoing distribution requirement.

Sierra currently intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, Sierra may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that Sierra retained and reinvested the net after tax proceeds in Sierra. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax Sierra paid on the capital gains deemed distributed to you. Sierra can offer no assurance that Sierra will continue to achieve results that will permit the payment of any cash distributions and, if Sierra issues senior securities, Sierra may be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of Sierra’s borrowings.

Subject to the Sierra Board’s discretion and applicable legal restrictions, Sierra expects to authorize and pay monthly distributions to Sierra Stockholders. Any distributions to Sierra Stockholders will be declared out of assets legally available for distribution. Sierra expects to continue making monthly distributions unless its results of operations, its general financial condition, general economic conditions, or other factors prohibit Sierra from doing so. From time to time, but not less than quarterly, Sierra will review its accounts to determine whether distributions to Sierra Stockholders are appropriate. Sierra has not established limits on the amount of funds it may use from available sources to make distributions. From the commencement of its offering through September 30, 2016, a portion of Sierra’s distributions were comprised in part of expense support payments made by SIC Advisors that may be subject to repayment by Sierra within three years of the date of such support payment. The purpose of this arrangement was to cover distributions to Sierra Stockholders so as to ensure that the distributions did not constitute a return of capital for GAAP purposes. In the future, Sierra may have distributions which could be characterized as a return of capital. Such distributions are not based on Sierra’s investment performance and can only be sustained if Sierra achieves positive investment performance in future periods and/or SIC Advisors elects to make expense support payments under an expense support agreement. Any future reimbursements to SIC Advisors will reduce the net investment income that may otherwise be available for distribution to Sierra Stockholders. There can be no assurance that Sierra will achieve the performance necessary to sustain its distributions or that Sierra will be able to pay distributions at all. SIC Advisors has no obligation to enter into a renewed expense support agreement.

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Sierra distributions may exceed its earnings, which Sierra refers to as a return of capital, especially during the period before Sierra has invested substantially all of the proceeds of its offering. As a result, a portion of the distributions Sierra makes may represent a return of capital. Sierra’s use of the term “return of capital” merely means distributions in excess of its earnings and as such may constitute a return on your individual investments and does not mean a return on capital. Therefore Sierra Stockholders are advised that they should be aware of the differences with Sierra’s use of the term “return of capital” and “return on capital.”

The following table reflects the cash distributions per share that Sierra has declared or paid to Sierra Stockholders during 2018 and 2017. Sierra Stockholders of record as of each respective semi-monthly record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
January 13 and 31, 2017	January 31, 2017	$0.02667
February 15 and 28, 2017	February 28, 2017	0.02667
March 15 and 31, 2017	March 31, 2017	0.02667
April 14 and 28, 2017	April 28, 2017	0.02667
May 15 and 31, 2017	May 31, 2017	0.02667
June 15 and 30, 2017	June 30, 2017	0.02667
July 14 and 31, 2017	July 31, 2017	0.02667
August 15 and 31, 2017	August 31, 2017	0.02667
September 15 and 29, 2017	September 29, 2017	0.02667
October 13 and 31, 2017	October 31, 2017	0.02667
November 15 and 30, 2017	November 30, 2017	0.02667
December 15 and 29, 2017	December 29, 2017	0.02667
January 15 and 31, 2018	January 31, 2018	0.02667
February 15 and 28, 2018	February 28, 2018	0.02667
March 15 and 30, 2018	March 30, 2018	0.02667
April 13 and 30, 2018	April 30, 2018	0.02667
May 15 and 31, 2018	May 31, 2018	0.02667
June 15 and 29, 2018	June 29, 2018	0.02667

Sierra has adopted an “opt in” distribution reinvestment plan pursuant to which Sierra Common Stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of Sierra Common Stock. As a result, if Sierra declares a cash distribution, Sierra Stockholders that have “opted in” to the Sierra Distribution Reinvestment Plan will have their distribution automatically reinvested in additional shares of Sierra Common Stock rather than receiving cash dividends. Sierra Stockholders who receive distributions in the form of shares of Sierra Common Stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Each year a statement on IRS 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to Sierra Stockholders. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

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On April 17, 2012, SIC Advisors purchased 1,108,033.24 shares of Sierra Common Stock for aggregate gross proceeds of $10,000,000. The consideration represents $9.025 per share.

Sierra has entered into the Sierra Investment Advisory Agreement with SIC Advisors in which Sierra senior management holds an equity interest and is party to the Expense Support Agreement through December 31, 2016. Members of Sierra’s senior management also serve as principals of other investment managers affiliated with SIC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to Sierra.

Sierra has entered into the Sierra Administration Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes Sierra with administrative services necessary to conduct its day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on Sierra’s behalf. Sierra does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors.

Sierra has entered into a dealer manager agreement with SC Distributors, LLC who receives a dealer manager fee of up to 2.50% of gross proceeds raised in the offering. An affiliated entity of SC Distributors, LLC owns an equity interest in SIC Advisors, which provides the right to receive a fixed percentage of the management fees received by SIC Advisors.

On March 20, 2017, Sierra, SIC Advisors, and SC Distributors, LLC agreed to remove any dealer manager fee payable to SC Distributors, LLC by investors with respect to shares of Sierra Common Stock sold to investors under a placement agreement through a registered investment adviser. In connection with any such sales, SIC Advisors has agreed to pay SC Distributors LLC a platform placement fee in an amount equal to 1.50% of the gross offering proceeds from such sales.

On June 15, 2017, Sierra, SIC Advisors and SC Distributors LLC entered into the First Amendment to the Second Amended and Restated Dealer Manager Agreement (the “First Amendment”). The terms of the First Amendment became effective with respect to subscriptions of Class A shares submitted beginning on June 16, 2017. Pursuant to the First Amendment, the upfront selling commission was reduced from 7.00% of gross proceeds to up to 3.00% of gross proceeds and the dealer manager fee was reduced from 2.75% of gross proceeds to up to 2.50% of gross proceeds. Further, in connection with the sale of Class A shares by participating broker-dealers, SC Distributors LLC will reallow and pay participating broker-dealers up to: (a) 3.00% of the gross proceeds from their allocated sales of Class A shares; and (b) 2.50% of the gross proceeds for dealer manager fees of Class A shares. In addition, SIC Advisors will pay the SC Distributors LLC, without reimbursement from Sierra, an ongoing distribution and stockholder servicing fee that accrues daily in an amount equal to 1/365th of up to 1.0% of the NAV per Class A share as of the end of each quarterly period following the date of purchase on a continuous basis from year to year for certain services.

Sierra has entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant Sierra a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in Sierra’s business. Under this agreement, Sierra will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains Sierra’s investment adviser. Other than with respect to this limited license, Sierra will have no legal right to the “Sierra” name.

Management Fee

Sierra pays SIC Advisors a fee for its services under the Sierra Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee.

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The base management fee is calculated at an annual rate of 1.75% of Sierra’s gross assets and is payable quarterly in arrears. The incentive fee consists of:

●	An incentive fee on net investment income (“subordinated incentive fee on income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on Sierra’s net assets at the end of the immediately preceding fiscal quarter, or the preferred quarterly return. All pre-incentive fee net investment income, if any, that exceeds the preferred quarterly return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. Sierra refers to this portion of its subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which Sierra’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of the amount of pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

●	A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the Sierra Investment Advisory Agreement is in effect. If the Sierra Investment Advisory Agreement is terminated, the fee will become payable as of the effective date of such termination. The capital gains incentive fee is based on Sierra’s realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, which Sierra refers to as “net realized capital gains.” The capital gains incentive fee equals 20% of net realized capital gains, less the aggregate amount of any previously paid capital gains incentive fee.

Under the terms of the Sierra Investment Advisory Agreement, SIC Advisors bears all organization and offering expenses on Sierra’s behalf. Since June 2, 2014, the date that Sierra raised $300 million in gross proceeds in connection with the sale of shares of the Sierra Common Stock, SIC Advisors has no longer been obligated to bear, pay or otherwise be responsible for any ongoing organization and offering expenses on Sierra’s behalf, and Sierra has been responsible for paying or otherwise incurring all such organization and offering expenses. Pursuant to the terms of the Sierra Investment Advisory Agreement, Sierra has agreed to reimburse SIC Advisors for any such organizational and offering expenses incurred by SIC Advisors not to exceed 1.25% of the gross subscriptions raised by Sierra over the course of the offering period, which was initially scheduled to terminate two years from the initial offering date, unless extended. Most recently, at a meeting held on March 8, 2018, the Sierra Board approved another extension of Sierra’s offering for an additional year, which will extend the offering through April 17, 2019, unless further extended. Notwithstanding the foregoing, in the event that organizational and offering expenses, together with sales commissions, the dealer manager fee and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of the Sierra Common Stock pursuant to Sierra’s registration statement or otherwise at the time of the completion of Sierra’s offering, then SIC Advisors shall be required to pay or, if already paid by Sierra, reimburse Sierra for amounts exceeding such 15% limit.

Critical Accounting Policies

This discussion of Sierra’s expected operating plans is based upon its expected consolidated financial statements, which will be prepared in accordance with GAAP. The preparation of these consolidated financial statements will require Sierra’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, Sierra will describe its critical accounting policies in the notes to its future consolidated financial statements.

Valuation of Investments

Sierra applies fair value accounting to all of its financial instruments in accordance with the Investment Company Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, Sierra has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as identified below and discussed in Note 4.

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●	Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. Sierra will not adjust the quoted price for these investments, even in situations where Sierra holds a large position and a sale could reasonably affect the quoted price.

●	Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

●	Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are Sierra’s private portfolio companies.

Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, Sierra’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. Sierra weighs the use of third-party broker quotes, if any, in determining fair value based on Sierra’s understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Investments for which market quotations are not readily available are valued at fair value as determined by the Sierra Board based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

Sierra uses third-party valuation firms to assist the Sierra Board in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, movement in yields of debt instruments, and potential liquidation value, among other factors. Based on market data obtained from the third-party valuation firms, Sierra uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of Sierra’s loans are determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, Sierra uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration.

To estimate the enterprise value of the portfolio company, Sierra weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, Sierra may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. Sierra may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

465

Sierra undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

●	Sierra’s quarterly valuation process begins with each portfolio investment being initially valued by Sierra’s valuation professionals;

●	conclusions are then documented and discussed with senior management; and

●	an independent valuation firm engaged by the Sierra Board prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms, exclusive of the TRS underlying portfolio.

In addition, all of Sierra’s investments are subject to the following valuation process:

●	management reviews preliminary valuations and their own independent assessment;

●	the audit committee of the Sierra Board reviews the preliminary valuations of senior management and independent valuation firms; and

●	the Sierra Board discusses valuations and determines the fair value of each investment in Sierra’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Sierra’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The valuation procedures described are generally applied to the loans underlying the TRS, except that such assets are not reviewed by independent third party valuation firms. Sierra will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to Sierra for review and testing. The Sierra Board will review and approve the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of NAV. To the extent the Sierra Board has any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “Off-Balance Sheet Arrangements.”

Sierra’s investments in subordinated notes are carried at fair value, which is based on a discounted cash flow model. The discounted cash flow model models both the underlying collateral (“assets”) and the liabilities of the CLO capital structure. The discounted cash flow model uses a set of assumptions including projected default rates, recovery rates, reinvestment rates and prepayment rates in order to arrive at estimated cash flows of the assets. The discounted cash flow model distributes the asset cash flows to the liability structure based on the payment priorities and discounts them back using appropriate market discount rates based on discount rates for comparable CLOs. The assumptions are based on available market data as well as management estimates. Additional data is used to validate the results from the discounted cash flow method, such as analysis of relevant data observed in the CLO market, review of quotes, where available, recent acquisitions and observable transactions in the subordinated notes, among other factors.

466

Revenue Recognition

Sierra records interest income on an accrual basis to the extent that Sierra expects to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, Sierra generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. Sierra does not accrue as a receivable interest on loans and debt securities or accounting purposes if Sierra has reason to doubt its ability to collect such interest. OIDs, market discounts or premiums are accreted or amortized using the effective interest method as interest income. Sierra records prepayment premiums on loans and debt securities as fee income. Dividend income, if any, is recognized on an accrual basis to the extent that Sierra expects to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Sierra measures net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

Sierra has investments in its portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain Sierra’s status as a RIC, substantially all of this income must be paid out to Sierra Stockholders in the form of dividends, even if Sierra has not collected any cash.

Organization and Offering Expenses

Sierra has been responsible for all ongoing organization and offering expenses since June 2, 2014.

U.S. Federal Income Taxes

Sierra has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, Sierra generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Sierra Stockholders from its tax earnings and profits. To obtain and maintain Sierra’s RIC tax treatment, Sierra must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Recent Developments

On July 2, 2018, the Sierra Board determined to terminate Sierra’s offering effective as of July 31, 2018. Sierra did not issue any shares of Sierra Common Stock or receive any proceeds from its offering subsequent to June 30, 2018.

On July 11, 2018, the Sierra Board declared a series of semi-monthly distributions for July, August and September 2018 in the amount of $0.02667 per share. Sierra Stockholders of record as of each respective semi-monthly record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Record Date	Payment Date	Amount per share
July 13 and 31, 2018	July 31, 2018	$0.02667
August 15 and 31, 2018	August 31, 2018	0.02667
September 14 and 28, 2018	September 28, 2018	0.02667

467

On August 9, 2018, Sierra entered into definitive agreements to acquire Medley Capital Corporation (NYSE/TASE: MCC, “MCC”) and Medley Management Inc. Pursuant to the MCC Merger Agreement by and between MCC and Sierra, MCC will merge with and into Sierra, with Sierra as the surviving entity. MCC Common Stockholders will receive 0.8050 shares of the Sierra Common Stock for each share of MCC Common Stock they hold.

Simultaneously, pursuant to the MDLY Merger Agreement by and among Sierra, MDLY and Sierra Management, Inc., a newly formed Delaware corporation (“Merger Sub”), MDLY will merge with and into Merger Sub, and MDLY’s existing asset management business will continue to operate as a wholly owned subsidiary of Sierra. At the MDLY Merger Effective Time, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares and Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and $3.44 per share of cash consideration. In addition, holders of MDLY Class A Common Stock as of the applicable record dates (as further described in the section entitled “Description of the MDLY Merger Agreement”) may be entitled to receive special cash dividends in the aggregate amount of up to $0.65 per share of MDLY Class A Common Stock issued and outstanding as of such applicable record dates, together with the First Dividend Shortfall Amount and the Second Dividend Shortfall Amount (if any and if applicable). Medley LLC Unitholders will convert their Medley LLC Units into shares of MDLY Class A Common Stock and such shares (to the extent issued and outstanding immediately prior to the MDLY Merger Effective Time, and other than any Dissenting Shares and any Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and $3.44 per share of cash consideration. In addition, Medley LLC Unitholders as of the applicable record date (as further described in the section entitled “Description of the MDLY Merger Agreement”) may be entitled to receive a special cash distributions in the aggregate amount of up to $0.35 per Medley LLC Unit outstanding as of such applicable record date, together with the First Dividend Shortfall Amount (if any and if applicable). Each share of MDLY Class B Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares) will be canceled without consideration therefor.

As a condition to closing, Sierra Common Stock will be listed to trade on the NYSE. The Mergers are cross conditioned upon each other and are subject to approval by Sierra Stockholders, MCC Stockholders and MDLY Stockholders, regulators, including the SEC, other customary closing conditions and third party consents. Accordingly, Sierra can provide no assurance that the Mergers will be completed, that the Mergers will not be delayed or that the terms of the Mergers will not change.

468

SENIOR SECURITIES OF SIERRA

Information about Sierra’s senior securities (including debt securities and other indebtedness) is shown in the following table as of June 30, 2018 and the fiscal years ended December 31, 2017, 2016, 2015, 2014, and 2013.

The following is a summary of Sierra’s senior securities as of December 31, 2013.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)(4)	Average Market Value Per Unit(5)
Revolving Credit Facility	$16,000,000	$—	$—	$—
Total Return Swap	18,149,541	—	—	—
	$34,149,541	$5,480	N/A	N/A

The following is a summary of Sierra’s senior securities as of December 31, 2014.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)(4)	Average Market Value Per Unit(5)
Revolving Credit Facility	$236,500,000	$—	$—	$—
Total Return Swap	152,645,906	—	—	—
	$389,145,906	$2,211	N/A	N/A

The following is a summary of Sierra’s senior securities as of December 31, 2015.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)(4)	Average Market Value Per Unit(5)
Revolving Credit Facility	$385,000,000	$—	$—	$—
Total Return Swap	129,426,020	—	—	—
	$514,426,020	$2,386	N/A	N/A

The following is a summary of Sierra’s senior securities as of December 31, 2016.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)(4)	Average Market Value Per Unit(5)
Revolving Credit Facility	$390,000,000	$—	$—	$—
Total Return Swap	147,892,739	—	—	—
	$537,892,739	$2,476	N/A	N/A

469

The following is a summary of Sierra’s senior securities as of December 31, 2017.

	Total Amount Outstanding Exclusive of Treasury Securities(1)(7)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)(4)	Average Market Value Per Unit(5)
Revolving Credit Facility	$435,000,000	$—	$—	$—
Total Return Swap	127,519,693	—	—	—
	$562,519,693	$2,330	N/A	N/A

The following is a summary of Sierra’s senior securities as of June 30, 2018 (unaudited).

	Total Amount Outstanding Exclusive of Treasury Securities(1)(7)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)(4)	Average Market Value Per Unit(5)
Revolving Credit Facility	$385,000,000	$—	$—	$—
Total Return Swap	126,316,942	—	—	—
	$511,316,942	$2,385	N/A	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented. The TRS amount is comprised of the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor under the TRS.

(2)	The asset coverage per unit is the ratio of the carrying value of Sierra’s total consolidated assets for regulatory purposes, which includes the underlying fair value of net TRS, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of senior securities representing indebtedness and the implied leverage on the TRS. Asset coverage per unit is expressed in terms of dollars per $1,000 of indebtedness. For the years ended December 31, 2017, December 31, 2016, 2015, 2014, and 2013, Sierra’s Asset Coverage Per Unit including unfunded commitments was $2,054, $2,355, $2,318, $2,141, and $5,480, respectively. For the six months ended June 30, 2018, Sierra’s Asset Coverage Per Unit including unfunded commitments was $2,135.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(5)	Not applicable as these classes of securities are not registered for public trading.

470

PORTFOLIO COMPANIES OF SIERRA

The following table sets forth certain information as of June 30, 2018 for each portfolio company in which Sierra had an investment. Other than these investments, Sierra’s only formal relationships with its portfolio companies are the managerial assistance that Sierra provides upon request and the board observer or participation rights Sierra may receive in connection with its investment.

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Non-controlled/non-affiliated investments – 117.9%
AAAHI Acquisition Corporation	Transportation: Consumer	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)	12/15/2021	$7,007,360	$7,007,360	$7,007,360	1.0%
		Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	12/14/2018	1,742,263	1,742,263	1,742,263	0.2%
				8,749,623	8,749,623	8,749,623
Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (7)	2/25/2022	5,928,635	5,751,749	5,582,996	0.8%
				5,928,635	5,751,749	5,582,996
Alpine SG, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	11/16/2022	6,630,037	6,630,037	6,605,506	0.9%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)	11/16/2022	13,432,500	13,432,500	13,382,800	1.9%
				20,062,537	20,062,537	19,988,306
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	9/25/2023	7,250,000	7,250,000	7,322,500	1.0%
				7,250,000	7,250,000	7,322,500
Amerijet Holdings, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (5)(7)	7/15/2021	11,927,204	11,927,204	12,077,486	1.7%
				11,927,204	11,927,204	12,077,486
AMMC CLO 22, Limited Series 2018-22A	Multi-Sector Holdings	Subordinated Notes 15.238% effective yield (8)(9)(10)	4/25/2031	7,222,000	5,885,930	5,885,930	0.8%
				7,222,000	5,885,930	5,885,930
Answers Finance, LLC	High Tech Industries	Senior Secured Second Lien Term Loan Base Rate + 7.900%, 1.100% Cap (11)	9/15/2021	1,993,500	1,993,500	1,993,500	0.3%
		Common Stock - 389,533 shares (12)		—	5,426,955	5,426,195	0.8%
				1,993,500	7,420,455	7,419,695
Apidos CLO XXIV, Series 2016-24A	Multi-Sector Holdings	Subordinated Notes 8.880% effective yield (5)(8)(9)(10)	7/20/2027	18,357,647	14,374,986	15,084,479	2.1%
				18,357,647	14,374,986	15,084,479
Asurion, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(7)	8/4/2025	5,950,000	5,950,000	6,032,110	0.9%
				5,950,000	5,950,000	6,032,110
Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)(13)	3/31/2022	25,000,000	25,000,000	25,000,000	3.6%
				25,000,000	25,000,000	25,000,000
Barry’s Bootcamp Holdings, LLC	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	7/14/2022	8,571,429	8,571,429	8,522,572	1.2%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	7/14/2022	1,120,000	1,120,000	1,111,857	0.2%
				9,691,429	9,691,429	9,634,429

471

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Black Angus Steakhouses, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)\(5)(6)(13)	4/24/2020	18,867,188	18,867,188	18,483,180	2.6%
				18,867,188	18,867,188	18,483,180
BRG Sports, Inc.	Consumer Goods: Durable	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(7)	6/15/2023	7,700,000	7,700,000	7,700,000	1.1%
				7,700,000	7,700,000	7,700,000
Brook & Whittle Holding Corp.	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	10/17/2023	3,026,576	3,026,576	3,026,576	0.4%
				3,026,576	3,026,576	3,026,576
BW NHHC Holdco Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor(7)	5/15/2025	7,000,000	6,895,000	6,895,000	1.0%
				7,000,000	6,895,000	6,895,000
Central States Dermatology Services, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(6)(7)	4/20/2022	2,960,939	2,960,939	2,960,939	0.4%
				2,960,939	2,960,939	2,960,939
Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 4.750%(4)(5)	10/4/2024	5,357,692	5,345,578	5,350,192	0.8%
		Senior Secured First Lien Term Loan LIBOR + 4.750%(4)(5)(6)	10/4/2024	964,717	961,074	962,461	0.1%
				6,322,409	6,306,652	6,312,653
CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term Loan Base Rate + 5.500%, PIK (5)(7)(11)(14)	4/1/2019	236,515	209,514	41,296	0.0%
		Senior Secured First Lien Term Loan Base Rate + 8.500%, PIK (5)(7)(11)(14)	4/1/2019	1,766,333	717,016	—	0.0%
		Preferred Units LIBOR+9.500%, 1.000% Floor, PIK(5)(14)		—	—	—	0.0%
		Common Units - 41 units(5)(12)		—	—	—	0.0%
				2,002,848	926,530	41,296
CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (5)(7)(15)	7/28/2025	9,900,752	9,869,843	9,829,466	1.4%
				9,900,752	9,869,843	9,829,466
CSP Technologies North America, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (4)(5)	1/31/2022	4,923,123	4,923,123	4,923,123	0.7%
				4,923,123	4,923,123	4,923,123
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.500% Floor (5)(7)	11/10/2019	2,702,877	2,702,877	2,702,877	0.4%
		Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.500% Floor, PIK (5)(7)(14)	11/10/2019	10,130,848	9,207,947	836,808	0.1%
		Senior Secured First Lien Term Loan LIBOR + 12.250%, 1.500% Floor, PIK (5)(7)(14)	11/10/2019	8,851,405	7,257,480	—	0.0%
		Senior Secured First Lien Term Loan LIBOR + 13.250%, 1.500% Floor, PIK (5)(7)(14)	11/10/2019	8,361,380	2,940,892	—	0.0%
		Common Units - 769,230 units (5)(12)		—	769,231	—	0.0%
				30,046,510	22,878,427	3,539,685

472

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 7.000%, 1.000% Floor (7)	5/19/2021	10,000,000	10,042,010	10,000,000	1.4%
				10,000,000	10,042,010	10,000,000
Dryden 38 Senior Loan Fund, Series 2015-38A	Multi-Sector Holdings	Subordinated Notes 12.114% effective yield (8)(9)(10)	7/15/2027	7,000,000	4,893,717	5,667,200	0.8%
				7,000,000	4,893,717	5,667,200
Dryden 43 Senior Loan Fund, Series 2016-43A	Multi-Sector Holdings	Subordinated Notes 9.705% effective yield (5)(8)(9)(10)	7/20/2029	3,620,000	2,908,350	2,779,798	0.4%
				3,620,000	2,908,350	2,779,798
Dryden 49 Senior Loan Fund, Series 2017-49A	Multi-Sector Holdings	Subordinated Notes 13.164% effective yield (5)(9)(10)	7/18/2030	17,233,288	15,192,738	14,918,857	2.1%
				17,233,288	15,192,738	14,918,857
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan 13.500% PIK + LIBOR (4)(5)(14)	5/6/2019	10,597,949	9,828,831	3,179,385	0.5%
				10,597,949	9,828,831	3,179,385
Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(6)	1/15/2021	9,443,153	9,443,153	9,443,153	1.3%
				9,443,153	9,443,153	9,443,153
Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (4)(5)	7/18/2025	2,936,702	2,917,010	2,898,231	0.4%
				2,936,702	2,917,010	2,898,231
First Boston Construction Holdings, LLC	Banking, Finance, Insurance & Real Estate	Senior secured first lien notes 12.000% (5)	12/31/2020	9,965,000	9,965,000	9,965,000	1.4%
		Preferred Equity - 1,646,250 units (5)(12)		—	2,491,250	2,491,250	0.4%
				9,965,000	12,456,250	12,456,250
FKI Security Group, LLC	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	3/30/2020	11,375,000	11,375,000	11,375,000	1.6%
				11,375,000	11,375,000	11,375,000
Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)(7)	2/7/2023	13,256,343	13,256,343	13,388,906	1.9%
				13,256,343	13,256,343	13,388,906
Fusion Telecommunications International Inc.	Telecommunications	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (4)	5/4/2023	3,437,500	3,301,465	3,300,000	0.5%
				3,437,500	3,301,465	3,300,000
GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 10.250%, 1.000% Floor (4)	1/20/2022	10,000,000	10,000,000	8,969,000	1.3%
				10,000,000	10,000,000	8,969,000
Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (5)(7)	6/20/2023	3,692,848	3,692,848	3,692,848	0.5%
				3,692,848	3,692,848	3,692,848
Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000% (5)(8)(14)	11/15/2016	766,616	754,615	122,658	0.0%
		Warrants - 0.00% of outstanding equity (5)(12)		—	29,000	—	0.0%
				766,616	783,615	122,658
HBC Holdings LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(7)	3/30/2020	11,812,500	11,812,500	11,514,825	1.6%
				11,812,500	11,812,500	11,514,825

473

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Heligear Acquisition Co.	Aerospace & Defense	Senior secured first lien notes 10.250% (5)(8)	10/15/2019	15,000,000	15,000,000	15,115,500	2.1%
				15,000,000	15,000,000	15,115,500
High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior secured first lien notes 8.875% (5)(8)(16)	3/15/2025	2,000,000	2,000,000	890,800	0.1%
				2,000,000	2,000,000	890,800
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)	5/29/2020	4,493,420	4,466,620	3,200,663	0.5%
				4,493,420	4,466,620	3,200,663
Hylan Datacom & Electrical LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (5)(7)	7/25/2021	14,670,095	14,670,095	14,670,095	2.1%
				14,670,095	14,670,095	14,670,095
IHS Intermediate, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)	7/20/2022	25,000,000	25,000,000	25,000,000	3.6%
				25,000,000	25,000,000	25,000,000
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (5)(7)(15)	6/21/2023	8,950,000	8,837,978	8,312,760	1.2%
				8,950,000	8,837,978	8,312,760
Impact Sales, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)	6/27/2023	6,189,258	6,189,258	6,189,258	0.9%
				6,189,258	6,189,258	6,189,258
Interflex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (5)(7)	8/18/2022	13,775,000	13,775,000	12,960,897	1.8%
				13,775,000	13,775,000	12,960,897
Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)(13)	6/30/2020	23,100,084	23,100,084	23,100,084	3.3%
				23,100,084	23,100,084	23,100,084
IOP Monroe Acquisition, Inc.	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (5)(6)(7)	4/1/2022	950,000	950,000	950,000	0.1%
				950,000	950,000	950,000
Isagenix International, LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (4)(5)	6/16/2025	2,000,000	1,988,808	2,000,000	0.3%
				2,000,000	1,988,808	2,000,000
Isola USA Corp.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 10.750%, 1.000% Floor (4)(6)	1/2/2023	113,828	113,828	113,828	0.0%
		Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.000% Floor, PIK (4)	1/2/2023	10,186,998	6,577,332	6,188,601	0.9%
		Common Units - 10,283,782 units(9)(12)		—	—	—	0.0%
				10,300,826	6,691,160	6,302,429
JFL-WCS Partners, LLC	Environmental Industries	Preferred Units - 618,876 6.000%, PIK (5)(9)		—	618,876	618,876	0.1%
		Common Units - 66,764 units (5)(9)(12)		—	68,764	68,764	0.0%
				—	687,640	687,640
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 9.250%, 1.000% Floor (4)(5)(15)	5/1/2025	7,000,000	6,878,912	6,858,600	1.0%
				7,000,000	6,878,912	6,858,600
L&S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	2/15/2022	11,084,069	11,084,069	11,172,741	1.6%
				11,084,069	11,084,069	11,172,741

474

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Livingston International Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.250% Floor (4)(9)	4/17/2020	4,613,287	4,503,825	4,325,879	0.6%
				4,613,287	4,503,825	4,325,879
LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (7)	6/6/2020	2,838,571	2,833,308	2,828,920	0.4%
				2,838,571	2,833,308	2,828,920
Magnetite XIX, Limited	Multi-Sector Holdings	Subordinated Notes LIBOR + 7.610% (4)(8)(9)(10)	7/17/2030	2,000,000	1,875,000	1,871,400	0.3%
		Subordinated Notes 10.518% effective yield (5)(8)(9)(10)	7/17/2030	13,730,209	11,972,163	10,708,190	1.5%
				15,730,209	13,847,163	12,579,590
Manna Pro Products, LLC	Consumer Goods: Non-durable	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(6)(7)	12/8/2023	4,654,166	4,654,166	4,611,346
				4,654,166	4,654,166	4,611,346
Nathan’s Famous, Inc.	Beverage & Food	Senior secured first lien notes 6.625% (5)(8)(9)(16)	11/1/2025	4,950,000	4,966,193	4,996,530	0.7%
				4,950,000	4,966,193	4,996,530
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (5)(7)(15)	7/14/2022	13,801,587	13,793,795	13,801,587	2.0%
				13,801,587	13,793,795	13,801,587
Novetta Solutions, LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (7)	10/16/2023	11,000,000	10,920,879	10,225,600	1.5%
				11,000,000	10,920,879	10,225,600
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (4)(5)(14)	12/31/2018	12,535,235	11,685,379	6,672,506	0.9%
		Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (4)(5)(14)	12/31/2018	8,884,762	8,308,439	4,729,359	0.7%
				21,419,997	19,993,818	11,401,865
Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 9.500%, 1.000% Floor (5)(7)	10/11/2021	14,610,737	14,190,519	13,719,482	1.9%
		Warrants - 2.09% of outstanding equity (5)(12)		—	669,709	—	0.0%
				14,610,737	14,860,228	13,719,482
Payless Holdings LLC	Retail	Common Stock - 37,126 shares (12)		—	543,120	543,153	0.1%
				—	543,120	543,153
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (4)(5)(13)(15)	9/3/2023	9,000,000	9,000,000	9,000,000	1.3%
				9,000,000	9,000,000	9,000,000
Polymer Solutions Group Holdings, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (5)(7)	6/30/2021	2,461,830	2,461,830	2,461,830	0.3%
				2,461,830	2,461,830	2,461,830
Press Ganey Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 6.500%, 1.000% Floor (7)	10/21/2024	5,842,724	5,932,737	5,866,679	0.8%
				5,842,724	5,932,737	5,866,679
PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(5)(6)	11/30/2021	8,002,098	8,002,098	7,952,340	1.1%
				8,002,098	8,002,098	7,952,340

475

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.250% Floor (4)(5)	11/1/2019	2,000,000	2,000,000	2,000,000	0.3%
				2,000,000	2,000,000	2,000,000
Redwood Services Group, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(6)(7)	6/6/2023	9,918,750	9,918,750	9,918,750	1.4%
				9,918,750	9,918,750	9,918,750
Resolute Investment Managers, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 7.500%, 1.000% Floor (4)(5)	4/30/2023	9,950,000	9,874,320	9,978,855	1.4%
				9,950,000	9,874,320	9,978,855
Rhombus Cinema Holdings, LP	Media: Diversified & Production	Preferred Equity 10.000% PIK - 7,449 shares (5)(9)		—	4,584,207	5,126,428	0.7%
		Common Units - 3,163 units (5)(9)(12)		—	3,162,793	932,676	0.1%
				—	7,747,000	6,059,104
RMS Holding Company, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4) (5)	11/16/2022	14,887,500	14,887,500	14,887,500	2.1%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	11/16/2022	1,262,593	1,262,593	1,235,793	0.2%
				16,150,093	16,150,093	16,123,293
Safe Fleet Holdings LLC	Automotive	Senior Secured Second Lien Term Loan LIBOR + 6.750%, 1.000% Floor (5)(7)	2/2/2026	4,950,000	4,926,381	4,896,045	0.7%
				4,950,000	4,926,381	4,896,045
SavATree, LLC	Environmental Industries	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (4)(5)(6)	6/2/2022	4,131,598	4,131,598	4,131,598	0.6%
				4,131,598	4,131,598	4,131,598
SFP Holding, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(6)	9/1/2022	5,018,369	5,018,369	5,018,369	0.7%
		Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(6)	9/1/2022	2,000,000	2,000,000	2,000,000	0.3%
		Equity - 0.94% of outstanding equity (5) (12)		—	400,000	400,000	0.1%
				7,018,369	7,418,369	7,418,369
Shift4 Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (5)(7)(15)	11/29/2024	9,950,000	9,857,548	9,896,270	1.4%
				9,950,000	9,857,548	9,896,270
Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (4)(5)	7/31/2020	21,562,500	21,562,500	20,684,906	2.9%
				21,562,500	21,562,500	20,684,906
Simplified Logistics, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	2/28/2022	18,762,561	18,762,561	18,642,480	2.6%
				18,762,561	18,762,561	18,642,480
Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor(4)	4/29/2020	15,000,000	15,000,000	15,000,000	2.1%
				15,000,000	15,000,000	15,000,000
SMART Financial Operations, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 10.000%, 1.000% Floor (4)(5(6)	11/22/2021	6,400,000	6,400,000	6,403,000	0.9%
		Preferred Equity - 1,000,000 units (5)(9)(12)		1,000,000	1,000,000	1,160,000	0.2%
				7,400,000	7,400,000	7,563,000

476

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Smile Doctors LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (4)(5)	10/6/2022	4,379,806	4,379,806	4,354,404	0.6%
		Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (4)(5)(6)	10/6/2022	3,781,891	3,781,891	3,755,327	0.5%
				8,161,697	8,161,697	8,109,731
Sound Point CLO XX, Ltd.	Multi-Sector Holdings	Subordinated Notes 13.366% effective yield (5)(8)(9)(10)	7/26/2031	4,489,000	4,072,623	4,072,421	0.6%
				4,489,000	4,072,623	4,072,421
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)	6/2/2022	4,718,651	4,718,651	4,718,651	0.7%
				4,718,651	4,718,651	4,718,651
SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	2/17/2022	19,256,250	19,256,250	19,448,812	2.8%
				19,256,250	19,256,250	19,448,812
Starfish Holdco LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)(5)	8/18/2025	4,000,000	3,946,003	3,977,600	0.5%
				4,000,000	3,946,003	3,977,600
TCH-2 Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (7)	11/6/2021	2,036,364	2,019,733	2,036,364	0.3%
				2,036,364	2,019,733	2,036,364
Team Car Care, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)(6)(7)	2/23/2023	15,550,000	15,550,000	15,550,000	2.2%
		Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)(6)(7)	2/23/2023	542,344	542,344	542,344	0.1%
				16,092,344	16,092,344	16,092,344
Techniplas, LLC	Automotive	Senior Secured First Lien Notes 10.000% (8)	5/1/2020	6,000,000	6,000,000	5,381,400	0.8%
				6,000,000	6,000,000	5,381,400
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(14)	5/24/2021	9,375,000	9,328,125	7,701,562	1.1%
				9,375,000	9,328,125	7,701,562
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (5)(7)(15)	5/27/2022	7,500,000	7,500,000	7,500,000	1.1%
				7,500,000	7,500,000	7,500,000
Transocean Phoenix 2 Ltd.	Energy: Oil & Gas	Senior Secured First Lien Notes 7.750% (5)(8)(16)	10/15/2024	6,375,000	6,279,380	6,825,075	1.0%
				6,375,000	6,279,380	6,825,075
True Religion Apparel, Inc.	Retail	Senior Secured First Lien Term Loan 10.000%	10/27/2022	146,584	140,225	138,097	0.0%
		Common Stock - 1,964 shares (12)		—	—	—	0.0%
		Warrants - 0.10% of outstanding equity (12)		—	—	—	0.0%
				146,584	140,225	138,097
U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 11.750%, 1.000% Floor (5)(7)(13)	6/8/2020	5,500,000	5,500,000	5,500,000	0.8%
				5,500,000	5,500,000	5,500,000
U.S. Well Services, LLC	Energy: Oil & Gas	Warrants - 2.04% of outstanding equity (12)	2/21/2019	—	173	—	0.0%
				—	173	—

477

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Vail Holdco Corp.	Wholesale	Preferred Equity 12.500% PIK - 20,330 shares (5)		—	20,097,643	20,042,135	2.8%
		Preferred Equity - 15,250 shares (5)(12)		—	15,250,000	15,250,000	2.2%
		Warrants - 0.985% of outstanding equity (5)(12)		—	860,357	860,310	0.1%
				—	36,208,000	36,152,445
Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(5)	6/13/2019	3,896,181	3,891,001	3,896,181	0.6%
				3,896,181	3,891,001	3,896,181
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.000% Floor (4)(5)	4/28/2023	694,375	629,269	626,118	0.1%
		Common units - 4,676 units (5)(12)		—	259,938	259,938	0.0%
		Warrants - 5,591 warrants(5)(12)		—	310,802	310,803	0.0%
				694,375	1,200,009	1,196,859
VOYA CLO 2016-2, LTD.	Multi-Sector Holdings	Subordinated Notes 7.250% effective yield (5)(8)(9)(10)	7/19/2028	22,842,661	18,825,786	17,431,235	2.5%
				22,842,661	18,825,786	17,431,235
Watermill-QMC Holdings, Corp.	Automotive	Equity - 2.3% partnership interest (5)(9)(12)		—	902,277	1,215,187	0.2%
				—	902,277	1,215,187
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(18)	10/8/2020	4,573,791	4,551,362	4,335,039	0.6%
				4,573,791	4,551,362	4,335,039

Total non-controlled/non-affiliated investments					$879,297,564	$829,963,524	117.9%

Controlled/affiliated investments – 22.9%(17)
1888 Industrial Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)(5)(6)	9/30/2021	1,069,124	1,069,124	1,069,124	0.2%
		Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)(5)	9/30/2021	3,144,481	3,144,481	3,144,481	0.4%
		Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, PIK (4)(5)	9/30/2021	7,423,439	6,516,492	6,728,605	1.0%
		Membership Units - 7.55 units (5)(12)		—	—	—	0.0%
				11,637,044	10,730,097	10,942,210
Access Media Holdings, LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan 5.000%, 5.000% PIK (5)(7)(14)	7/22/2020	7,739,001	7,422,407	5,141,793	0.7%
		Common Stock - 14 units (5) (9) (12)		—	—	—	0.0%
		Preferred Equity - 1,400,000 units (5)(9)(12)		—	1,400,000	—	0.0%
		Preferred Equity - 700,000 units (5)(9)(12)		—	700,000	—	0.0%
		Preferred Equity - 693,000 units (5)(6)(9)(12)		—	693,000	(77,000)	0.0%
				7,739,001	10,215,407	5,064,793

478

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Capstone Nutrition, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)(14)	9/25/2020	21,791,704	15,619,898	9,117,648	1.3%
		Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)(14)	9/25/2020	9,429,252	6,869,187	3,945,199	0.6%
		Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)	9/25/2020	1,617,800	1,617,800	1,617,800	0.2%
		Common Stock - 2,197.8 shares (5)(12)		—	9	—	0.0%
		Common Stock - 3,498.5 shares(5)(12)		—	—	—	0.0%
		Common Stock - 7,068.3 shares(5)(12)		—	300,002	—	0.0%
				32,838,756	24,406,896	14,680,647
Charming Charlie LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor, 5.000% PIK (4)	4/24/2023	3,043,620	3,043,620	3,043,620	0.4%
		Senior Secured First Lien Term Loan LIBOR + 1.000%, 1.000% Floor, 9.000% PIK (4)(6)	4/24/2023	3,652,344	2,470,184	2,435,017	0.3%
		Common Stock - 34,923,249 shares (12)		—	—	—	0.0%
				6,695,964	5,513,804	5,478,637
MCM 500 East Pratt Holdings, LLC	Banking, Finance, Insurance & Real Estate	Equity - 5,000,000 units (9)(12)		—	5,000,000	5,000,000	0.7%
				—	5,000,000	5,000,000
MCM Capital Office Park Holdings LLC	Banking, Finance, Insurance & Real Estate	Equity - 7,500,000 units (9)(12)		—	7,500,000	7,500,000	1.1%
				—	7,500,000	7,500,000
Medley Chiller Holdings LLC	Services: Business	Equity - 85% interest (9)(12)		—	8,627,500	8,498,886	1.2%
				—	8,627,500	8,498,886
Nomida, LLC	Construction & Building	Equity 5,400,000 units (9)(12)		—	4,794,000	4,290,000	0.6%
				—	4,794,000	4,290,000
Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity - 87.5% ownership of SIC Senior Loan Strategy JV I LLC (9)		87,500,000	87,500,000	85,151,762	12.1%
				87,500,000	87,500,000	85,151,762
TwentyEighty, Inc.	Services: Business	Senior Secured First Lien Term Loan 1.000%, 7.000% PIK (4)	3/31/2020	6,833,840	6,833,840	6,744,317	1.0%
		Senior Secured First Lien Term Loan 0.250%, 8.750% PIK (4)	3/31/2020	6,396,528	6,007,077	5,689,072	0.8%
		Senior Secured First Lien Term Loan LIBOR + 3.500%, 1.000% Floor, 4.500% PIK (4)(6)	3/31/2020	2,406,181	2,395,596	2,406,181	0.3%
		Common Units - 58,098 units (12)		—	—	—	0.0%
				15,636,549	15,236,513	14,839,570

Total controlled/affiliated investments					$179,524,217	$161,446,505	22.9%

Money market fund – 2.5%
Federated Institutional Prime Obligations Fund (18)		Money Market 2.080%		19,895,860	19,895,860	19,895,860	2.8%
Total money market fund					$19,895,860	$19,895,860

479

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)

Derivative instrument - long exposure					Notional Amount	Unrealized Appreciation/ (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			172,316,942	(2,720,213)
Total derivative instrument - long exposure					$172,316,942	$(2,720,213)

(1)	All of Sierra’s investments are domiciled in the United States except for Livingston International Inc., which is domiciled in Canada and AMMC CLO 22, Limited Series 2018-22A, Apidos CLO XXIV, Series 2016-24A, Dryden 38 Senior Loan Fund, Series 2015-38A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund, 2017-49A, Magnetite XIX, Limited, Sound Point CLO XX, Ltd. and VOYA CLO 2016-2, LTD. which are all domiciled in the Cayman Islands. All foreign investments were denominated in US Dollars.
(2)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy.
(3)	Percentage is based on net assets of $703,973,176 as of June 30, 2018.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month “3M” LIBOR, which at June 30, 2018 was 2.34%. The interest rate is subject to a minimum LIBOR floor.
(5)	An affiliated fund that is managed by an affiliate of SIC Advisors also holds an investment in this security.
(6)	The investment has an unfunded commitment as of June 30, 2018. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(7)	The interest rate on these loans is subject to a base rate plus 1 Month “1M” LIBOR, which at June 30, 2018 was 2.09%. The interest rate is subject to a minimum LIBOR floor.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act. These securities represent a fair value of $96,832,616 or 13.8% of net assets as of June 30, 2018 and are considered restricted securities.
(9)	The investment is not a qualifying asset as defined under Section 55(a) of the Investment Company Act. Non-qualifying assets represent 20.5% of Sierra’s portfolio at fair value.
(10)	This investment is in the equity class of a collateralized loan obligation (“CLO”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments
(11)	The interest rate on these loans is subject to a base rate plus a spread. The base rate in effect at June 30, 2018 was the Prime Rate of 5.000%.
(12)	Security is non-income producing.
(13)	A portion of this investment was sold via a participation agreement. The listed amount is the portion retained by Sierra.
(14)	The investment was on non-accrual status as of June 30, 2018.
(15)	Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). Sierra’s total exposure to CPI International, Inc., Imagine! Print Solutions, Inc., Keystone Acquisition Corp., New Media Holdings II, LLC, PetroChoice Holdings, LLC, Shift4 Payments, LLC, and The Octave Music Group, Inc. is $13,809,466 or 2.0%, $14,193,360 or 2.0%, $8,693,442 or 1.2%. $14,680,655 or 2.1%, $13,936,709 or 2.0%, $12,327,926 or 1.8%, and $8,446,208 or 1.2%, respectively, of Net Assets as of June 30, 2018.
(16)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(17)	Affiliate Investments are defined by the Investment Company Act as investments in companies in which Sierra owns at least 5% but no more than 25% of the voting securities or Sierra is under common control with such portfolio company. Control Investments are defined by the Investment Company Act as investments in companies in which Sierra owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(18)	Represents securities in Level 1 in the ASC 820 table (see Note 4).

480

The following is a summary of the TRS reference assets as of June 30, 2018:

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
AmWINS Group, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)	1/25/2025	$4,000,000	$3,970,000	$4,014,000	$44,000
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	2/15/2024	5,040,862	5,030,937	5,068,184	37,247
Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(5)	1/23/2025	1,950,000	1,940,250	1,953,666	13,416
BCPE Eagle Buyer LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	3/18/2024	4,950,000	4,900,500	4,677,750	(222,750)
Brand Energy & Infrastructure Services, Inc.	Construction & Building	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(5)	6/21/2024	5,955,000	5,983,528	5,959,466	(24,062)
BW NHHC Holdco Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.000%(4)	5/15/2025	4,000,000	3,940,000	3,940,000	—
Comfort Holding, LLC	Consumer Goods: Durable	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(4)	2/5/2024	6,930,000	6,860,700	6,635,475	(225,225)
CPI Holdco, LLC	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(5)	3/21/2024	3,940,138	3,920,438	3,954,914	34,476
CPI International, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	7/26/2024	3,980,000	3,980,000	3,989,950	9,950
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	12/1/2021	989,822	970,025	957,653	(12,372)
Deliver Buyer, Inc.	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	5/1/2024	6,027,249	6,003,297	6,015,978	12,681
Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(5)	7/19/2024	2,992,500	2,992,500	2,975,682	(16,818)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(4)	4/11/2022	1,222,222	1,100,000	1,222,833	122,833
Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	4/22/2025	3,000,000	2,992,500	2,992,500	—
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(5)	6/21/2022	5,940,000	5,880,600	5,664,384	(216,216)
Iqor US Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	4/1/2021	4,498,057	4,408,096	4,482,314	74,218
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(5)	5/1/2024	1,834,842	1,834,842	1,831,172	(3,670)
Kingpin Intermediate Holdings LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	7/3/2024	4,466,256	4,446,419	4,455,091	8,672
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(4)	4/26/2024	2,298,120	2,273,265	2,266,636	(6,629)
Kronos Incorporated	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(3)(5)	11/1/2024	2,000,000	1,980,000	2,055,000	75,000
LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(3)(4)	8/18/2022	4,702,500	4,655,475	4,773,038	117,563

481

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Lightstone Holdco LLC	Utilities: Electric	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	1/30/2024	173,913	170,435	174,457	4,022
Lightstone Holdco LLC	Utilities: Electric	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	1/30/2024	2,716,304	2,661,978	2,724,806	62,828
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	7/15/2024	2,887,500	2,858,625	2,894,719	36,094
Loparex International B.V.	Metals & Mining	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(3)(5)	4/11/2025	1,500,000	1,492,500	1,492,500	—
Mastronardi Produce Limited	Beverage & Food	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(3)(4)	5/1/2025	1,000,000	997,500	1,002,500	5,000
MH SUB I, LLC	Services: Consumer	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(4)	9/15/2025	3,925,000	3,930,188	3,949,531	19,343
MH SUB I, LLC	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 2.750%, 1.000% Floor(4)	9/13/2024	3,592,000	3,589,040	3,588,516	(524)
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 0.750% Floor(4)	8/15/2025	3,950,000	3,910,500	3,912,475	1,975
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(4)	7/14/2022	876,876	879,068	876,876	(2,192)
Nine West Holdings, Inc.	Consumer Goods: Non-durable	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	10/8/2019	5,758,716	5,744,319	5,638,762	(105,557)
Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(5)	1/26/2023	8,809,910	8,673,157	6,343,135	(2,330,022)
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	8/22/2022	4,936,709	4,936,709	4,936,709	—
Pre-Paid Legal Services, Inc.	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 3.250%(4)	5/1/2025	3,000,000	2,985,000	3,007,500	22,500
Preferred Proppants, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(4)	7/27/2020	5,903,303	5,593,379	5,549,104	(44,275)
Project Silverback Holdings Corp.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	8/21/2024	4,975,000	4,962,563	4,900,375	(62,188)
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	5/25/2023	3,210,000	3,193,950	3,193,950	—
Shift4 Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 4.500%, 1.000% Floor(4)	11/29/2024	2,443,875	2,431,656	2,443,875	12,219
Silversea Cruise Holding, Ltd.	Hotel, Gaming & Leisure	Senior Secured First Lien Notes 7.250%	2/1/2025	1,250,000	1,261,250	1,346,875	85,625
Sungard Availability Services Capital, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 7.000%, 1.000% Floor(4)	9/30/2021	7,829,403	7,796,680	7,203,051	(593,629)
Tensar Corporation	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(5)	7/9/2021	10,900,187	10,791,185	10,763,935	(27,250)
The KeyW Corporation	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 4.500%, 1.000% Floor(4)	5/8/2024	950,000	945,250	945,250	—
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(4)	5/28/2021	940,331	946,208	939,108	(7,100)
TravelCLICK, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	5/6/2021	4,669,687	4,652,841	4,710,547	57,706

482

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
United Road Services, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(4)	9/1/2024	1,920,750	1,911,146	1,928,049	16,903
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	6/1/2023	920,098	910,897	930,403	19,506
YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	7/26/2022	3,968,026	4,027,546	3,994,493	(33,053)
Total				$173,725,156	$172,316,942	$169,277,187	$(3,039,755)
Total accrued interest income, net of expenses							319,542
Total unrealized depreciation on TRS							$(2,720,213)

(1)	All investments are domiciled in the United States.
(2)	Represents the cost of an investment in which the TRS is referenced.
(3)	The investment is not a qualifying asset as defined under Section 55(a) of the Investment Company Act.
(4)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at June 30, 2018 was 2.09%. The interest rate is subject to a minimum LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at June 30, 2018 was 2.34%. The interest rate is subject to a minimum LIBOR floor.

Overview of Portfolio Companies

Set forth below is a brief description of the business of Sierra’s portfolio companies as of June 30, 2018.

Portfolio Company	Brief Description of Portfolio Company
1888 Industrial Services, LLC	AAR Intermediate Holdings, LLC (“AAR”) provides field support services to oil and gas independent producers, drilling companies and midstream companies in the Denver-Julesburg Basin, with headquarters in the heart of the Wattenberg region in Greeley, CO. AAR builds, repairs, modifies and maintains oil and gas production equipment, sites, wells and pipelines.
AAAHI Acquisition Corporation	AAAHI Acquisition Corporation (“All Aboard”) is a leading provider of passenger transport services to customers throughout the U.S. Sun Belt Region. All Aboard is comprised of six local operating units, the largest of which include: Hotard, All Aboard America!, and Sun Diego.
Access Media Holding LLC	Access Media Holdings, LLC (d/b/a Access Media 3, Inc.), headquartered in Oak Brook, IL, is a triple-play provider of digital satellite television, high speed internet and voice services to the residential multi-dwelling unit market in the United States.
Alpha Media LLC	Alpha Media LLC, headquartered in Portland, OR, is a radio broadcast media company. Alpha Media’s formats include Top 40, Adult Contemporary, Spanish, Urban, News Talk, Sports, Rock, Country and more.
Alpine SG, LLC	Alpine SG, LLC is an aggregator of niche, vertically oriented software businesses. Each business operates independently with oversight from the Alpine SG management team. The platform includes the following 5 companies: CSF, Aerialink, Minute Menu, Bill4Time, and Exym.
American Dental Partners, Inc.	American Dental Partners, Inc., headquartered in Wakefield, MA, is one of the largest dental practice management (“DPM”) companies in the U.S. and provides dental groups with critical administrative functions, enabling dentists to focus on clinical care.
Amerijet Holdings Inc.	Amerijet Holdings Inc., headquartered in Fort Lauderdale, FL, is a leading provider of air cargo and logistics to and from the Caribbean, Mexico and Latin America.
AMMC CLO 22, Limited Series 2018-22A	AMMC CLO 22, Limited Series 2018-22A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.
Answers Corporation	Answers Corporation (“Answers”) is headquartered in St. Louis, MO operates three primary businesses, supported by shared services functions, focused on empowering consumers and brands by connecting them with the information to optimize their decision making.
Apidos CLO XXIV, Series 2016-24A	Apidos CLO XXIV, Series 2016-24A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last-out loans.
Asurion, LLC	Asurion LLC, headquartered in Nashville, TN, is a provider of technology protection services to the wireless, retail, and home service provider industries.
Aviation Technical Services, Inc.	Aviation Technical Services, Inc., founded in 1970 and headquartered in Everett, WA, is a provider of commercial aerospace aftermarket services to the North American maintenance, repair and overhaul market.
Barry’s Bootcamp Holdings, LLC	Barry’s Bootcamp Holdings, LLC, founded in 1998 and headquartered in Los Angeles, CA, is a leading boutique fitness studio operator offering hour long workouts that focus on high-intensity interval training, cardio, and strength training.
Black Angus Steakhouses LLC	Black Angus Steakhouses LLC, founded in 1964 and headquartered in Los Altos, CA, operates restaurants across six states including California, Arizona, Alaska, New Mexico, Washington, and Hawaii.
Brook & Whittle Holding Corp.	Brook & Whittle Holding Corp., founded in 1996 and based in North Branford, CT, provides printing and packaging solutions in North America. The company produces and supplies pressure sensitive labels and shrink film packaging products for personal care, beverage, food, and household industry sectors.

483

Portfolio Company	Brief Description of Portfolio Company
BW NHHC Holdco Inc.	BW NHHC Holdco Inc is a provider of home health services from personal care services to home health and hospice services.
Capstone Nutrition	Capstone Nutrition (“Capstone”) which is headquartered in Ogden, UT, is a pure-play developer and manufacturer in the nutrition industry. Since 1992, Capstone has been developing, producing, and packaging capsule, tablet, and powder products for a variety of customers in the United States and internationally.
Central States Dermatology Services, LLC	Central States Dermatology Services, LLC, headquartered in Dayton, OH, serves dermatology clinics throughout Ohio.
Charming Charlie LLC	Charming Charlie LLC is a destination retailer of fashion jewelry and accessories. Charming Charlie is known for its fun, friendly, and fabulous brand which permeates its in-store and online experience.
Covenant Surgical Partners, Inc.	Covenant Surgical Partners, Inc., headquartered in Nashville, Tennessee, is a privately-held owner and operator of ambulatory surgery centers, anatomic pathology laboratories, anesthesia entities and physician practices.
CP Opco, LLC	CP OPCO LLC, founded in 1978 and headquartered in Inglewood, CA, offers its customers a complete solution, pairing a broad portfolio of event rental products and temporary structures with value-added event services.
CPI International, Inc.	CPI Holdings, Inc. develops and manufactures microwave, radio frequency, power, and control products for critical communications, defense and medical applications.
CSP Technologies North America, LLC	CSP Technologies North America, LLC manufactures patented, specialized desiccant polymer containers primarily for the pharmaceutical industry, but also for food and consumer applications used in the confectionery, dairy and cups industries.
DHISCO Electronic Distribution, Inc.	DHISCO Electronic Distribution, Inc. headquartered in Dallas, TX, is a full service platform that assists lodging providers in the distribution of hotel information to end consumers through various distribution channels.
Drew Marine Partners, LP	Drew Marine Partners, LP, founded in 1928 and headquartered in Whippany, NJ, provides vessel performance products and fire, safety and rescue solutions products to maritime transportation vessels and offshore oil rigs.
Dryden 38 Senior Loan Fund, Series 2015-38A	Dryden 38 Senior Loan Fund, Series 2015-38A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last out loans.
Dryden 43 Senior Loan Fund, Series 2016-43A	Dryden 43 Senior Loan Fund, Series 2016-43A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last out loans.
Dryden 49 Senior Loan Fund, Series 2017-49A	Dryden 49 Senior Loan Fund is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last out loans.
Dynamic Energy Services International LLC	Dynamic Energy Services International LLC, which is headquartered in Wayne, PA, is a provider of full-service fabrication, construction and maintenance services to a broad range of worldwide markets including oil and gas, industrial and petrochemical markets.
Elite Comfort Solutions LLC	Elite Comfort Solutions LLC is a specialty foam manufacturer and fabrication processor, producing a range of consumer-facing products including bed-in-a-box, toppers, and pillows.
Engineered Machinery Holdings, Inc	Engineered Machinery Holdings, Inc., headquartered in Downers Grove, IL, designs and assembles packaging, material handling and food processing equipment for a number of industries, including food and beverage, consumer products, e-commerce and distribution, retail, and agriculture and produce.
First Boston Construction Holdings, LLC	First Boston Construction Holdings, LLC, an affiliate of The Grossman Companies with offices in Quincy, MA and Southport, CT, extends private loans to builders, developers and real estate investors in the Northeast region of the United States.
FKI Security Group LLC	FKI Security Group LLC, founded in 1951 and headquartered in New Albany, IN, is a global manufacturer and national service provider of security, safety and asset protection products used in a variety of industries, including the financial services, government, retail, education, and medical end-markets.
Friedrich Holdings, Inc.	Friedrich Holdings, Inc., founded in 1883 and headquartered in San Antonio, TX, engineers and manufactures high-performance in-room air conditioning products.
Fusion Telecommunications International Inc.	Fusion Telecommunications International, Inc. provides cloud communications, cloud connectivity, cloud infrastructure, cloud computing, and managed cloud-based solutions to small, medium, and large businesses worldwide.
GK Holdings, Inc.	GK Holdings, Inc., headquartered in Cary, NC, is a worldwide provider of IT and business skills learning solutions participating in the global corporate training market.
Golden West Packaging Group LLC	Golden West Packaging Group LLC is a vertically integrated provider of highly customized, corrugated cardboard packaging.
Green Field Energy Services, Inc.	Green Field Energy Services, Inc., formed in 1969, is an independent oilfield services company.
HBC Holdings LLC	HBC Holdings LLC (d/b/a World & Main LLC), headquartered in Moody, AL, develops, markets and distributes products to leading retailers, wholesalers, home centers, discount stores, food and drug chains, municipalities, eRetailers, catalog companies and independent hardware stores.
Heligear Acquisition Co.	Heligear Acquisition Co. (d/b/a Northstar Aerospace), headquartered in Burr Ridge, IL, is an independent manufacturer of flight-critical aerospace gears and power transmission systems for domestic and international military and commercial aircraft applications.
High Ridge Brands Co.	Founded in 2011 and based in Stamford, CT, High Ridge Brands is a value oriented branded personal care company in the United States with specialization in the skin cleansing, hair care and oral care product categories.

484

Portfolio Company	Brief Description of Portfolio Company
Holland Acquisition Corp.	Holland Acquisitions Corp. (“Holland”), founded in 1985 and headquartered in Fort Worth, TX, is a provider of land services to blue-chip clients throughout the United States. Holland offers a full-suite of land services in all three stages of the energy production cycle: upstream, midstream and downstream.
Hylan Datacom & Electrical LLC	Hylan Datacom & Electrical LLC, headquartered in Holmdel, NJ, is a specialty design, engineering and construction company providing telecommunications, electrical and utility services to customers in New York City and the greater Tri-State area.
IHS Intermediate, Inc.	IHS Intermediate, Inc. (d/b/a Interactive Health), headquartered in Schaumburg, IL, is a provider of customized corporate health and wellness improvement services. Interactive Health provides a suite of comprehensive, end-to-end services designed to improve personal health, lowering healthcare costs for employers, increasing employee productivity, and reducing health related absences.
Imagine! Print Solutions, LLC	Imagine! Print Solutions LLC., founded in 1988 and headquartered in Minneapolis, MN, is a provider of in-store marketing solutions in North America providing comprehensive in-store, point-of-purchase/point of sale marketing campaigns.
Impact Sales, LLC	Impact Sales, LLC is a Boise, Idaho based sales and marketing agency providing outsourced sales, marketing and merchandising services to consumer packaged goods manufacturers.
Interflex Acquisition Company, LLC	InterFlex Acquisition Company, LLC, headquartered in Wilkesboro, NC, is a comprehensive provider of specialized printed and converted flexible packaging solutions for food and consumer packaged goods producers throughout the USA and UK.
Invision Diversified, LLC	Invision Diversified, LLC (“Invision”), headquartered in Chicago, IL, is the parent company of five low-volatility, high recurring revenue and strong free cash flow-generating services businesses. Invision’s services businesses provide largely nondiscretionary outsourced business services to a broad base of longstanding, high quality customers in over 20 different end-markets.
IOP Monroe Acquisition, Inc.	IOP Monroe Acquisition, Inc. (d/b/a Monroe Truck Equipment, Inc.), founded in 1958 and headquartered in Monroe, WI, is a designer, manufacturer, and up-fitter (i.e. installer) of specialized truck equipment for the commercial and municipal markets.
Isagenix International, LLC	Isagenix International, LLC (“Isagenix”) develops and distributes nutritional products through a direct marketing strategy. Isagenix offers products across a range of categories including weight wellness, energy, performance and healthy aging.
Isola USA Corp.	Isola USA Corp., founded in Germany in 1912, is a global material science company that designs, develops, and manufactures copper-clad laminate and prepreg used to fabricate advanced multilayer printed circuit boards.
JFL-WCS Partners, LLC	JFL-WCS Partners, LLC (d/b/a Waste Control Specialists LLC), headquartered in Dallas, Texas, operates a state-of-the-art facility for the processing, treatment, storage and disposal of LLRW, hazardous waste, and mixed hazardous and radioactive wastes.
Keystone Acquisition Corp.	Keystone Acquisition Corp. provides care and quality management to public and commercial clients in the healthcare industry.
L&S Plumbing Partnership, Ltd.	L & S Plumbing Partnership, Ltd, founded in 1984 and headquartered in Richardson, TX, is a provider of plumbing, electrical and HVAC installation services for new single family home development in Texas.
Livingston International, Inc.	Livingston International, Inc. is a pure-play, non-asset-based customs broker with its U.S. headquarters based in Chicago, IL.
LTCG Holdings Corp.	LTCG Holdings Corp. (“LTCG”), headquartered in Eden Prairie, MN, provides business process outsourcing and assessment services for the long-term care insurance industry. LTCG offers end-to-end LTCI BPO services including: (i) application processing, underwriting and policy issuance; (ii) policy administration; (iii) claims processing and care management; (iv) assessments; and (v) professional services.
Magnetite XIX, Limited	Magnetite XIX, Limited is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, second lien loans.
Manna Pro Products, LLC	Manna Pro Products, LLC, founded in 1985 and headquartered in Chesterfield, Missouri, is a manufacturer and distributor of pet nutrition and care products. Manna Pro targets five core animal end markets: dog & cat, horse, backyard chicken, other backyard pets and deer.
MCM 500 East Pratt Holdings, LLC	Developed in 2004 by the Trammell Crow Company, 500 East Pratt is a 13-story, 279,712 square foot, class A office building located along Baltimore’s Pratt Street corridor.
MCM Capital Office Park Holdings LLC	Capital Office Park Holdings is a commercial real estate portfolio in the Washington, DC metro area. The portfolio consists of six office buildings, a bank pad site and a residential development opportunity.
Medley Chiller Holdings LLC	Medley Chiller Holdings LLC is a strategic partnership that holds an investment in Cloverleaf Cold Storage (“Cloverleaf”). Cloverleaf, founded in 1952, is a cold storage warehouse company that offers public and contract storage in refrigerated, frozen and dry environments, as well as value-added services to the protein industry under the Farmers Produce brand name.
Nathan’s Famous, Inc.	Nathan’s Famous, Inc., founded in 1916 and headquartered in Jericho, NY, is a licensor, wholesaler and retailer of food products marketed under Nathan’s Famous brand in the U.S. and internationally.
New Media Holdings II LLC	New Media Holdings II LLC, headquartered in New York, NY, is a publisher of locally-based print and online media in the United States.
Nomida LLC	Nomida LLC is a fully entitled, 40,800 sq. ft. for-sale multifamily development located in Chicago, IL.

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Portfolio Company	Brief Description of Portfolio Company
Novetta Solutions, LLC	Novetta Solutions, LLC, headquartered in McLean, VA, is an advanced analytics company focused on technology-intensive national security solutions, providing services to government and commercial organizations.
Oxford Mining Company, LLC	Oxford Mining Company, LLC (d/b/a Westmoreland Resource Partners, L.P. or “Westmoreland”), headquartered in Columbus, OH, is a producer of high-value thermal coal and surface-mined coal. Westmoreland operates active surface mines with mining complexes principally in Ohio, Kentucky, West Virginia and Pennsylvania.
Path Medical LLC	Path Medical, LLC, founded in 1993, is a provider of fully-integrated acute trauma treatment and diagnostic imaging solutions to patients injured in automobile and non-work related accidents throughout Florida.
Payless Holdings LLC	Payless Inc. (“Payless”), founded in 1956 and headquartered in Topeka, KS, sells low-cost, high-quality family footwear. In addition to footwear, Payless also sells a broad array of accessories such as handbags, jewelry, bath-and-beauty products, and hosiery.
PetroChoice Holdings, Inc.	PetroChoice Holdings, Inc. is a distributor of US lubricants and services primarily serving the Northeastern and Midwestern United States.
Polymer Solutions Group Holdings, LLC	Polymer Solutions Group Holdings, LLC, formed in 2015, is a portfolio of companies that deliver customer-centric solutions that improve the customers’ products, processes and performance.
Press Ganey Holdings, Inc.	Press Ganey Holdings, Inc., headquartered in South Bend, IN, is a provider of patient experience and caregiver measurement, performance analytics and strategic advisory solutions for healthcare organizations across the continuum of care.
PT Network, LLC	PT Network, LLC (d/b/a Pivot Physical Therapy), is a regional outpatient physical therapy and sports medicine operator with clinics in most of the Mid-Atlantic region.
Reddy Ice Corporation	Reddy Ice Corporation, headquartered in Dallas, TX, is a manufacturer and distributor of packaged ice in the U.S., with a top market share in the majority of its footprint, which spans 34 states.
Redwood Services Group, LLC	Redwood Services Group, LLC is a group of regional IT managed service providers that provide fully outsourced IT services to small and medium sized businesses.
Resolute Investment Managers, Inc.	Resolute Investment Managers, Inc. headquartered in Irving, TX, is an asset management firm that provides institutional-quality equity, fixed income, alternative and cash solutions to retail and institutional clients.
Rhombus Cinema Holdings, LP	Rhombus Cinema Holdings, LP, headquartered in Beverly Hills, CA, is an innovator and licensor of stereoscopic (3D) and other visual technologies for use in the cinema and on consumer electronic devices.
Riddell Sports Group, Inc.	Riddell Sports Group, Inc, founded in 1929 and headquartered in Des Plaines, Illinois, is a leading designer and developer of football helmets, protective sports equipment, head impact monitoring technologies, apparel and related accessories.
RMS Holding Company, LLC	RMS Holding Company, LLC, founded in 2003 and headquartered in La Mesa, CA, provides employment administration and risk management services to banks/private fiduciaries and state programs.
Safe Fleet Holdings LLC	Safe Fleet Holdings, LLC is a North American designer, manufacturer, assembler, integrator, and marketer of safety and productivity products for fleet vehicles in four increasingly replacement / repair driven end markets: Emergency & Industrial, School Bus, Commercial Vehicle, Transit Bus & Rail and Waste.
SavATree, LLC	SavATree LLC, headquartered in Bedford Hills, NY, is a leading provider of residential tree and shrub maintenance, professional lawn care, and outdoor residential services with over twenty branches throughout the Eastern and Midwestern regions of the United States.
SFP Holding, Inc.	SFP Holdings, Inc., founded in 1999 and headquartered in St. Paul, MN, is a provider of fire and life safety security systems.
Shift4 Payments, LLC	Lighthouse Network, LLC (f/k/a Harbortouch Payments, LLC), founded in 1999 and headquartered in Allentown, PA, is a financial technology organization, power the top POS brands in the hospitality and retail sectors.
Ship Supply Acquisition Corporation	Ship Supply Acquisition Corporation, founded in 1968 and headquartered in Miami, FL, is a logistics services business that provides products and maritime services for commercial and military marine vessels.
Sierra Senior Loan Strategy JV I LLC	Sierra Senior Loan Strategy JV I LLC generates current income and capital appreciation by investing primarily in the debt of privately-held middle market companies in the United States with a focus on senior secured first lien term loans. See “Note 3 - Investments” in “Item 8 - Consolidated Financial Statements and Supplementary Data.”
Simplified Logistics, LLC	Simplified Logistics is a Westlake, OH based provider of asset-light transportation management services focused on primarily managing less-than-truckload freight.
Sizzling Platter, LLC	Sizzling Platter, LLC, founded in 1963 and headquartered in Murray, UT, is a restaurant management company that operates Dunkin’ Donuts, Little Caesars, Red Robin Gourmet Burgers, and Sizzler Family Steakhouse brands.
SMART Financial Operations, LLC	SMART Financial Investors, LLC, headquartered in Orlando, FL, is the parent company of three distinct retail pawn store chains and one pawn industry consulting firm located throughout the United States and Edmonton, Alberta.
Smile Doctors LLC	Smile Doctors LLC is a Specialty Dental Services Organization focused on acquiring pre-existing orthodontist practices and improving profitability through the implementation of upgraded marketing strategies and pricing plans, streamlining scheduling and back-office functions, and supporting new start growth with capital investments.

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Portfolio Company	Brief Description of Portfolio Company
Sound Point CLO XX, Ltd.	Sound Point CLO XX, Ltd is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.
Southwest Dealer Services, Inc.	Southwest Dealer Services, Inc. (“SWDS”), founded in 1988, offers auto security products, vehicle service contracts, guaranteed auto protection, and other ancillary F&I products to automobile dealers primarily across the Southwestern and Midwestern portions of the United States. SWDS also sells its products through two nationally recognized brands; KARR Security Systems and Century Auto.
SRS Software, LLC	SRS Software, LLC, founded in 1997 and headquartered in Montvale, NJ, is a leading provider of electronic health record and health information technology to high volume, specialty physicians.
Starfish Holdco LLC	Starfish Holdco, LLC (d/b/a Syncsort) through its subsidiaries will be a global software company specializing in Big Data, high speed sorting products, data protection, data quality and integration software and services, for mainframe, power systems and open system environments to enterprise customers.
TCH-2 Holdings, LLC	TCH-2 Holdings, LLC, headquartered in New York, NY, is a provider of cloud-based reservation systems, SaaS-based business intelligence and digital media solutions.
Team Car Care, LLC	Team Car Care, LLC (dba Heartland Automotive Services), founded in 1995, is a provider of quick lube and other ancillary maintenance services and is the largest Jiffy Lube franchisee in the United States.
Techniplas LLC	Techniplas LLC, founded in 2010 and headquartered in Nashotah, WI, is a global producer of highly engineered and technically complex plastic modules and subsystems for niche applications primarily in the global automotive industry.
The Garretson Resolution Group, Inc	The Garretson Resolution Group, Inc, founded in 1998 and based in Cincinnati, OH, is a provider of technology-enabled outsourced legal and compliance services.
The Octave Music Group, Inc.	The Octave Music Group, Inc., headquartered in New York, NY, is an in-venue interactive music and entertainment platform, featured in bars and restaurants across North America and Europe.
Transocean Phoenix 2 Ltd.	Transocean Phoenix 2 Ltd., headquartered in Houston, TX, is a leading international provider of offshore contract E&P drilling services for oil and gas wells with a focus on the global offshore drilling market.
True Religion Apparel, Inc.	True Religion Apparel, Inc. (“True Religion”), headquartered in Vernon, CA, designs, manufactures, and markets the True Religion brand. True Religion’s product line is sold in branded retail and outlet stores, as well as department stores and boutiques in the U.S. and abroad.
TwentyEighty, Inc.	TwentyEighty, Inc., headquartered in Reno, NV, provides global sales organizations with an objective source of industry knowledge and insight to help organizations overhaul their sales techniques re-energize their sales force and fine-tune their customer interactions.
U.S. Auto Sales Inc.	U.S. Auto Sales, Inc., founded in 1992 and headquartered in Lawrenceville, GA, sells and provides in-house financing of used vehicles to consumers underserved by traditional credit providers.
U.S. Well Services, LLC	US Well Services, LLC is a Houston, TX, based oilfield service provider contracted to engage in pressure pumping and related services, including high-pressure hydraulic fracturing in unconventional oil and natural gas basins.
Vail Holdco Corp.	Vail Holdco Corp. is the direct parent entity of Avantor, Inc. Avantor, Inc. is a global supplier of ultra-high-purity materials for the life science and advanced technology markets.
Valence Surface Technologies, Inc.	Valence Surface Technologies, Inc., headquartered in The Woodlands, TX, is an independently owned aerospace and defense metal processing company with a focus on highly-complex flight critical parts servicing the commercial aerospace, defense, satellite and UAV markets.
Velocity Pooling Vehicle, LLC	Velocity Pooling Vehicle, LLC, headquartered in Indianapolis, IN is a manufacturer comprised of a group of highly recognizable brands serving nearly all product categories in the power sports aftermarket industry and a distributor of proprietary and sourced brands to a variety of dealers and retailers.
VOYA CLO 2016-2, LTD.	VOYA CLO 2016-2, LTD. is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.
Watermill-QMC Midco, Inc	Watermill-QMC Midco, Inc (d/b/a Quality Metalcraft, Inc.), founded in 1964 and headquartered in Livonia, MI, is a provider of complex assemblies for specialty automotive production, prototype and factory assist applications.
Z Gallerie, LLC	Z Gallerie, LLC, headquartered in Gardena, CA, is a lifestyle retailer offering a variety of home goods including furniture, artwork, lighting, tabletop items, textiles and decorative accessories.

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MANAGEMENT OF SIERRA

Sierra’s business and affairs are managed under the direction of the Sierra Board. The responsibilities of the Sierra Board include, among other things, the oversight of Sierra’s investment activities, the quarterly valuation of its assets, oversight of its financing arrangements and corporate governance activities. The Sierra Board consists of five members, three of whom are not “interested persons” of Sierra or of SIC Advisors as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by the Sierra Board. Sierra refers to these individuals as its independent directors. The Sierra Board elects its executive officers, who serve at the discretion of the Sierra Board.

Board of Directors

Under the Sierra Charter, Sierra’s directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of Sierra Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Sierra Stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Directors

Information regarding the Sierra Board is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Seth Taube	48	Director, Chairman of the Sierra Board and Chief Executive Officer	2012	2021
Brook Taube	48	Director	2012	2020
Non-interested Directors:
Oliver T. Kane	68	Director	2014	2019
Valerie Lancaster-Beal	64	Director	2012	2021
Stephen R. Byers	65	Director	2012	2020

The address for each director is c/o Sierra Income Corporation, 280 Park Ave, 6th Floor East, New York, NY 10017.

Executive Officers Who are not Directors

Information regarding Sierra’s executive officers who are not directors is as follows:

Name	Age	Position	Executive Officer Since
Richard T. Allorto, Jr.	46	Chief Financial Officer, Treasurer and Secretary	2018
Jeff Tonkel	48	President	2013
John D. Fredericks	54	Chief Compliance Officer	2014
Dean C. Crowe	55	Chief Operating Officer	2015

The address for each executive officer is c/o Sierra Income Corporation, 280 Park Ave, 6th Floor East, New York, NY 10017.

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Biographical Information

The following is information concerning the business experience of the Sierra Board and executive officers. Sierra’s directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act.

Interested Directors

Seth Taube has served as Chairman of the Sierra Board and Chief Executive Officer of Sierra since its inception in April 2012. He has also served on the MCC Board since its inception in January 2011 and as a Trustee on the Board of Trustees of Sierra Total Return Fund since January 2016. Mr. Taube co-founded Medley in 2006 and has served as co-Chief Executive Officer since then and as co-Chairman of the MDLY Board since its formation in June 2014. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and held positions with Morgan Stanley & Co. in its Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

Sierra believes that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to the Sierra Board.

Brook Taube has served on the Sierra Board since its inception in April 2012. In addition, Mr. Taube has served as the Chief Executive Officer, Chairman of the MCC Board and Chief Investment Officer of MCC since its inception in January 2011, a Trustee on the Board of Trustees of Sierra Total Return Fund since August 2016 and serves on the investment committee for SIC Advisors. Prior to forming MDLY in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career in leveraged finance at Bankers Trust in 1992. Mr. Taube received a B.A. from Harvard University.

Sierra believes that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to the Sierra Board.

Independent Directors

Oliver T. Kane has served as a director since October 2014. Since January 21, 2016 Mr. Kane has served as Sierra’s lead independent director. From November 2010 to December 2012, Mr. Kane was Chairman of the Board of Trustees of the Ashmore Funds, a U.S. mutual fund complex registered with the SEC under the Investment Company Act. From 1999 to 2005, he was a founding partner of Ashmore Investment Management, Limited, a specialist emerging markets investment firm based in London, England. Prior to Ashmore, Mr. Kane served as president and chief executive officer of ANZ Securities, Inc. from 1993 to 1998. Earlier in his career with J.P. Morgan and Co. from 1972 until 1987, and then Equitable Capital Management Corp., from 1987 until 1993, Mr. Kane specialized in lending and providing financial advice to corporations in the US, UK/Europe and North and Southeast Asia. Mr. Kane received his P.M.D. from Harvard Business School, and his B.A. from Harvard College.

Sierra believes that Mr. Kane’s substantial executive experience in the investment management industry, including his work with developed economies and emerging markets in the fields of credit and banking, debt, equity and special situation investments, and corporate finance/private equity will make him a valuable addition to the Sierra Board.

Valerie Lancaster-Beal has served as a director since February 2012. Ms. Lancaster-Beal is also the President and Chief Executive Officer of VLB Associates, a management consulting firm she founded in January 2014 that provides financial and operational advisory services to middle-market businesses, investment firms and non-profit organizations. She also serves as the Chief Financial Officer of Odyssey Media since 2014 and previously served as the Chief Administrative and Finance Director of Data Capital Management from 2015 to 2018. Prior to this, she served as Managing Director at M.R. Beal & Company until 2014, which she co-founded in April 1988. Ms. Lancaster-Beal served as a Trustee on the Board of the City University of New York from 2000 to 2014 where she chaired the Faculty, Staff and Administration Committee. Previously, Ms. Lancaster-Beal served on the Board of Regents of Georgetown University from 2006 to 2010. Ms. Lancaster-Beal also served as Senior Vice President of Drexel Burnham Lambert from 1985 to 1988 and as Vice President of Citicorp Investment Bank from 1978 to 1985. Ms. Lancaster-Beal holds a B.A. in Economics from Georgetown University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.

Sierra believes that Ms. Lancaster-Beal’s 30 years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert support her appointment to the Sierra Board.

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Stephen R. Byers has served as a director since February 2012. He is also an independent trustee of the Deutsche Bank DBX ETF Trust (the “DBX ETF Trust”), where he presently serves as the independent chairman (since November 2016) and as a member of the Audit and Nominating Committees. Mr. Byers served the DBX ETF Trust as chair of the Audit Committee and Nominating Committee from December 2010 to February 2015, and as lead independent trustee from February 2015 to November 2015 and continues to be designated as audit committee financial expert for DBX ETF Trust (since December 2010). Since June 2016, Mr. Byers has served as a board member of the Mutual Fund Directors Forum (“MFDF”), which is an independent, non-profit organization that serves independent directors of U.S. funds registered with the SEC under the Investment Company Act. The MFDF enhances the governance of registered investment companies by educating independent directors and providing them with a voice in key policy issues affecting these funds and their shareholders. Since 2014, Mr. Byers has been engaged periodically as an independent consultant to provide expert report and opinion in financial and investment related matters. Mr. Byers served as a Trustee for the College of William and Mary Graduate School of Business from 2002 to 2012. In addition, Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as Vice Chairman, Executive Vice President, Chief Investment Officer, member of the Board of Directors and Executive Committee, and fund officer of 90 investment companies, responsible for investment performance of approximately $200 billion in assets under management. Prior to joining Dreyfus, he served as an Executive Vice President, Partner, Chief Financial Officer, Treasurer and member of the Board of Directors of Gruntal & Co., LLC, from 1998 to 1999. Mr. Byers served in executive positions at PaineWebber Group (PWG) from 1986 to 1997, and served in such capacities as chairman of the Investment Policy and Risk-Oversight Committee, Capital Markets Director of Risk and Credit Management, and was NASD registered as General Principal, Financial and Operations Principal and Branch Principal. Prior to PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 to 1986. Mr. Byers received his M.B.A. in Finance from Roth Graduate School of Business, Long Island University and his B.A. in Economics from Long Island University. In December 2014, Mr. Byers was recognized by the National Association of Corporate Directors as a Board Leadership Fellow.

Sierra believes that Mr. Byers’ broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his involvement on DBX ETF Trust’s board and experience in senior management positions support his appointment to the Sierra Board.

Executive Officers Who are not Directors

Richard T. Allorto, Jr.   Mr. Allorto has served as the Chief Financial Officer, Treasurer and Secretary of Sierra from April 2012 until November 2016 and was re-appointed to such positions in July 2018. Mr. Allorto has also served as the Chief Financial Officer and Secretary of MCC since its inception in 2011, and as Chief Financial Officer of Medley since July 2010. Prior to joining Medley, Mr. Allorto held various positions at GSC Group, Inc., a registered investment adviser, since April 2001, including most recently as Chief Financial Officer of GSC Investment Corp., a business development company that was externally managed by GSC Group. Mr. Allorto started his career at Arthur Andersen in 1994 in its audit and assurance practice. Mr. Allorto is a licensed C.P.A. and received a B.S. in Accounting from Seton Hall University.

Jeff Tonkel has served as President of Sierra since July 2013. Mr. Tonkel joined Medley in January 2011 and has served as President and as a member of the MDLY Board since its formation in June 2014. He has also served as a member of the MCC Board since February 2014 and as President of Sierra Total Return Fund since August 2016. Prior to joining Medley, Mr. Tonkel was a Managing Director with JP Morgan from January 2010 to November 2011, where he was Chief Financial Officer of a global financing and markets business. Prior to JP Morgan, Mr. Tonkel was a Managing Director, Principal Investments, with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments in diversified industrials, energy, real estate and specialty finance. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

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John D. Fredericks has served as the Chief Compliance Officer of Sierra since February 2014. Mr. Fredericks has also served as the Chief Compliance Officer of MCC since February 2014 and Sierra Total Return Fund since August 2016 and as General Counsel of Medley since June 2013. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP from February 2003 to May 2013, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers from 2000 to 2003 and an associate at Murphy, Weir & Butler from 1993 to 2000. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a B.A. from the University of California Santa Cruz and a J.D. from University of San Francisco.

Dean Crowe has served as Sierra’s Chief Operating Officer since August 2015, a Senior Portfolio Manager of Sierra since April 2012, and as a Senior Managing Director of Medley since March 2011. Prior to joining Medley, Mr. Crowe was a Portfolio Manager with UBS O’Connor, the Alternative Investment subsidiary of UBS Asset Management, where he managed corporate credit investments and the O’Connor Credit Arbitrage Fund. Before joining UBS, Mr. Crowe held various positions at Merrill Lynch in New York, where he managed proprietary credit trading. Mr. Crowe began his career with Salomon Brothers in New York, where he traded and invested in privately placed corporate debt. Mr. Crowe received a BBA in Accounting from James Madison University.

Committees of the Board of Directors

The Sierra Board currently has three committees: an audit committee, a nominating and corporate governance committee, and a special committee.

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Sierra Board. The Audit Committee charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Sierra Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of Sierra’s financial statements, the adequacy of its system of internal controls, the review of the independence, qualifications and performance of its registered public accounting firm, and the performance of its internal audit function. The Audit Committee’s responsibilities include selecting Sierra’s independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of its financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing its financial statements and periodic reports. The Audit Committee also establishes guidelines and makes recommendations to the Sierra Board regarding the valuation of Sierra’s investments. The Audit Committee is responsible for aiding the Sierra Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Audit Committee is presently composed of three persons, including Oliver T. Kane, Valerie Lancaster-Beal and Stephen R. Byers. The Sierra Board has elected Mr. Byers as the chair of the Audit Committee. The Sierra Board has determined that Mr. Byers qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of Sierra or of SIC Advisors as defined in Section 2(a)(19) of the Investment Company Act.

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Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is responsible for selecting, researching, and nominating directors for election by the Sierra Stockholders, selecting nominees to fill vacancies on the Sierra Board or a committee of the Sierra Board, developing and recommending to the Sierra Board a set of corporate governance principles and overseeing the evaluation of the Sierra Board and its management. The Nominating and Corporate Governance Committee will consider Sierra Stockholders’ proposed nominations for directors. The Nominating and Corporate Governance Committee will consider qualified nominees properly recommended by the Sierra Stockholders in accordance with the Sierra Charter, Sierra Bylaws and applicable law. When evaluating director-nominees, the Nominating and Corporate Governance Committee considers factors it deems appropriate in accordance with the Sierra Charter, including the overall business expertise of the candidate, the current composition of the Sierra Board, including the backgrounds and diversity of the existing directors, whether the composition of the Sierra Board of directors will contain a majority of independent directors as determined under the Investment Company Act, the candidate’s character and integrity, whether the candidate possesses the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, and whether the candidate would have sufficient time to devote to the affairs of Sierra, including consistent attendance at Sierra Board and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of Sierra and all of the Sierra Stockholders. The Nominating and Corporate Governance Committee consists of Valerie Lancaster-Beal, Oliver T. Kane and Stephen R. Byers, all of whom are considered independent for purposes of the Investment Company Act. No member of the Nominating and Corporate Governance Committee is an “interested person,” as such term is defined in Section 2(a)(19) of the Investment Company Act, of SIC Advisors or Sierra. Valerie Lancaster-Beal serves as the chair of the Nominating and Corporate Governance Committee.

Special Committee. The Sierra Special Committee was granted the authority to, among other things, evaluate and review the terms and conditions of the Mergers or any alternative thereto and determine whether the Mergers or any alternative thereto is advisable and is fair to, and in the best interests of, Sierra and the Sierra Stockholders (or any subset of the Sierra Stockholders that the Sierra Special Committee determines to be appropriate) in connection with the Mergers. The Sierra Special Committee had the authority to select and retain, in its sole discretion, any advisers that they deemed appropriate, including their own independent financial and legal advisors. The current members of the Sierra Special Committee are Valerie Lancaster-Beal, Oliver T. Kane and Stephen R. Byers, all of whom are considered independent for purposes of the Investment Company Act.  No member of the Sierra Special Committee is an “interested person,” as such term is defined in Section 2(a)(19) of the Investment Company Act, of SIC Advisors or Sierra. Oliver T. Kane serves as the chair of the Sierra Special Committee.

Compensation of Directors

The following table sets forth compensation of Sierra’s directors, for the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Seth Taube	—	—	—
Brook Taube	—	—	—
Non-interested Directors
Valerie Lancaster-Beal	$124,500	—	$124,500
Stephen R. Byers	$135,500	—	$135,500
Oliver T. Kane	$130,500	—	$130,500

(1)	For a discussion of the independent directors’ compensation, see below.

As compensation for serving on the Sierra Board, effective January 1, 2017, Sierra’s independent directors receive an annual retainer of $85,000 each, and further receive a fee of $3,000 ($1,000 for telephonic attendance) for each regularly scheduled board meeting attended, a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled Audit Committee meeting attended and a fee of $2,000 ($1,000 for telephonic attendance) for each special board meeting attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chair of the Audit Committee receives an annual retainer of $15,000, while the Chair of any other committee receives an annual retainer of $5,000. The Lead Independent Director will receive an annual retainer of $10,000. The independent directors are encouraged to participate actively in director education programs throughout the year and are reimbursed for reasonable expenses related to attending these programs. In addition, Sierra purchases directors’ and officers’ liability insurance on behalf of its directors and officers.

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Prior to January 1, 2017, independent directors received an annual retainer fee of $50,000 each. Prior to January 1, 2017, independent directors also received $4,000 ($2,000 for telephonic attendance) for attending each regularly scheduled board meeting, and a fee of $2,000 for each special board meeting and all committee meetings attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting.

Staffing

Sierra does not currently have any employees and does not expect to have any employees. Services necessary for Sierra’s business are provided by individuals who are employees of SIC Advisors and Medley, pursuant to the terms of the Sierra Investment Advisory Agreement and the Sierra Administration Agreement. Sierra’s day-to-day investment operations are managed by SIC Advisors. In addition, Sierra reimburses Medley Capital LLC for Sierra’s allocable portion of expenses incurred by it in performing its obligations under the Sierra Administration Agreement, including its allocable portion of the cost of its Chief Financial Officer and Chief Compliance Officer and their respective staffs.

Compensation of Executive Officers

None of Sierra’s officers receive direct compensation from Sierra. The compensation of Sierra’s Chief Financial Officer and Chief Compliance Officer is paid by Medley Capital LLC, subject to reimbursement by Sierra of an allocable portion of such compensation for services rendered by them to Sierra. To the extent that Medley Capital LLC outsources any of its functions, Sierra will pay the fees associated with such functions on a direct basis without profit to Medley Capital LLC.

Board Leadership Structure

Sierra’s business and affairs are managed under the direction of the Sierra Board. Among other things, the Sierra Board sets broad policies for Sierra and approves the appointment of its investment adviser, administrator and officers. The role of the Sierra Board, and of any individual director, is one of oversight and not of management of Sierra’s day-to-day affairs.

Under the Sierra Bylaws, the Sierra Board may designate one of Sierra’s directors as chair to preside over meetings of the Sierra Board and meetings of Sierra Stockholders, and to perform such other duties as may be assigned to him or her by the Sierra Board. Presently, Seth Taube serves as chairman of the Sierra Board and is an “interested person” by virtue of his role as Sierra’s Chief Executive Officer and Chief Executive Officer of SIC Advisors. Sierra believes that it is in the best interests of the Sierra Stockholders for Seth Taube to serve as chair of the Sierra Board because of Sierra’s belief in his significant experience in matters of relevance to its business.

Sierra is aware of the potential conflicts that may arise when a non-independent director is chairman of the Sierra Board, but believes these potential conflicts are offset by Sierra’s strong corporate governance policies. Sierra’s corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, and the Sierra Special Committee, each comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering Sierra’s compliance policies and procedures.

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Sierra recognizes that different board leadership structures are appropriate for companies in different situations. Sierra re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs. On January 21, 2016, at the recommendation of the Nominating and Corporate Governance Committee, the Sierra Board elected Oliver T. Kane to serve as lead independent director of Sierra. Mr. Kane also serves on Sierra’s Audit Committee and Nominating and Corporate Governance Committee.

All of the independent directors play an active role on the Sierra Board. The independent directors compose a majority of the Sierra Board and are closely involved in all material deliberations related to Sierra. The Sierra Board believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of the Sierra Board and equal accountability to Sierra and the Sierra Stockholders. Sierra’s independent directors are expected to meet separately (i) as part of each regular Sierra Board meeting and (ii) with Sierra’s Chief Compliance Officer, as part of at least one board meeting each year.

The Sierra Board believes that its leadership structure is the optimal structure for Sierra at this time. The Sierra Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of Sierra.

Board Role in Risk Oversight

The Sierra Board oversees Sierra’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, disclosure risk, diversification risk and business continuity risk). The Sierra Board implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Sierra Board and its committees receive reports on Sierra and SIC Advisors’ activities, including reports regarding Sierra’s investment portfolio and financial accounting and reporting. The Sierra Board also receives a quarterly report from Sierra’s Chief Compliance Officer, who reports on Sierra’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of SIC Advisors and Sierra’s dealer manager, administrator and transfer agent. The Audit Committee’s meetings with Sierra’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Sierra Board meets periodically with SIC Advisors to receive reports regarding Sierra’s operations, including reports on certain investment and operational risks, and its independent directors are encouraged to communicate directly with senior members of Sierra’s management.

The Sierra Board believes that this role in risk oversight is appropriate. Sierra believes that it has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect Sierra can be identified or eliminated, and some risks are beyond the control of Sierra, SIC Advisors and Sierra’s other service providers.

Portfolio Management

The management of Sierra’s investment portfolio is the responsibility of SIC Advisors and its Investment Committee, which is comprised of a minimum of three members, including senior members of Medley as well as members of SIC Advisors’ Investment Team. Approval of an investment requires a majority vote of the Investment Committee, although unanimous agreement is sought. The members of SIC Advisors’ Investment Committee are not employed by Sierra, and receive no compensation from Sierra in connection with their portfolio management activities.

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Investment Personnel

As of the date of this Joint Proxy Statement/Prospectus, SIC Advisors, through Medley, is currently staffed with over 70 employees, including the investment personnel noted above. In addition, SIC Advisors may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of shares of Sierra Common Stock beneficially owned by each portfolio manager as of the date of this prospectus:

Name of Portfolio Manager	Dollar Range of Equity Securities in Sierra (1)(2)
Dean Crowe	None
Brian Dohmen	None
Howard Liao	None
Brook Taube(3)	over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

(2)	The dollar range of equity securities beneficially owned by Sierra’s portfolio managers is based on an assumed offering price of $10.00 per share.

(3)	Reflects the pecuniary interest of the named person in the shares of Sierra Common Stock as a result of their control of Medley LLC and SIC Advisors.

Biographical Information

The following is information concerning the business experience of Sierra’s portfolio managers who are not executive officers or directors.

Brian Dohmen is a Senior Managing Director of Medley and Head of Origination. Prior to joining Medley, Mr. Dohmen managed business development for Newport Realty, LLC from 2009 until 2011 and was a Managing Director at Freeport Financial, a specialty finance company focused on financing leveraged buyouts for private equity sponsors from 2006 until 2009. Mr. Dohmen had worked at Heller Financial and GE Capital from 2000 until 2006. Mr. Dohmen has served on the board of directors, either as a representative or observer of the following companies: Home Market Foods, RCS Management, Harrison Gypsum, AUL Corporation, Westport Axle, Accupac, Be Green Packaging, Dream Finders Homes, Merchant Cash and Capital, and Sendero Drilling. Mr. Dohmen started his career with LaSalle National Bank from 1997 until 2000. Mr. Dohmen received a BBA in Finance and Risk Management from the University of Wisconsin — Madison.

Howard Liao is a Managing Director of Medley and Head of Corporate Credit. Mr. Liao has over 15 years of leveraged finance, direct lending and private equity experience originating, structuring and investing in a variety of credit-oriented alternative investments. Prior to joining Medley, Mr. Liao held several positions at Lehman Brothers. He was a member of Lehman’s Leveraged Finance Group from 2004 until 2007, a founding principal of Lehman’s Mezzanine Fund from 2007 until 2009 and, most recently, a Managing Director in Lehman’s Private Principal Investments Group managing private and syndicated debt and private equity investments for the Lehman estate from 2009 until 2014. Mr. Liao has served on the board of directors, either as a representative or observer, of the following companies: Varel International, Castex Energy, DHS Drilling Company, Universal Pegasus, Invicta Financial, Greenbrier Minerals and Energy Maintenance Services. Mr. Liao received a BSBA from Georgetown University and an MBA from UCLA Anderson School of Management.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF SIERRA

Sierra has entered into the Sierra Investment Advisory Agreement with SIC Advisors, in which Sierra’s senior management has ownership and financial interests. Members of Sierra’s senior management also serve as principals of other investment advisers affiliated with SIC Advisors that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Sierra’s senior management team holds equity interests in SIC Advisors.

In addition, Sierra’s executive officers and directors and the members of SIC Advisors and members of the Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as Sierra does or of investment funds, accounts or other investment vehicles managed by Sierra’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to Sierra’s investment objective. For example, affiliates of SIC Advisors currently manages private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to Sierra’s strategy. Sierra may compete with entities managed by SIC Advisors and its affiliates for capital and investment opportunities. As a result, Sierra may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by SIC Advisors or its affiliates or by members of the Investment Committee. However, in order to fulfill its fiduciary duties to each of its clients, SIC Advisors intends to allocate investment opportunities on an alternating basis in a manner that is fair and equitable over time and is consistent with SIC Advisors’ allocation policy, investment objectives and strategies so that Sierra is not disadvantaged in relation to any other client. SIC Advisors has agreed with the Sierra Board that allocations among Sierra and other investment funds affiliated with SIC Advisors will be made based on capital available for investment in the asset class being allocated. In addition, Sierra believes that SIC Advisors and its affiliates have sufficient professionals to fully discharge their responsibilities to the affiliates of SIC Advisors and to Sierra in accordance with SIC Advisors’ fiduciary duty to Sierra. Sierra expects that its available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by the Sierra Board or as imposed by applicable laws, rules, regulations or interpretations.

Co-Investment Opportunities

The Investment Company Act generally prohibits Sierra from making certain negotiated co-investments with certain affiliates unless Sierra receives an exemptive order from the SEC permitting it to do so. On November 25, 2013, Sierra received an exemptive order from the SEC that permits it to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley LLC or an investment adviser controlled by Medley LLC in a manner consistent with Sierra’s investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, Sierra, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) for a co-investment order that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with Sierra that would otherwise be prohibited under Section 17(d) and 57(a) (4) and Rule 17d-1. On October 4, 2017, Sierra, SIC Advisors and certain of Sierra’s affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with Sierra that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the Investment Company Act. The terms of the Current Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the Current Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Sierra Board determines that it would be in Sierra’s best interest to participate in the transaction. However, neither Sierra nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to Sierra or them. If the Mergers are successfully consummated, the Combined Company and certain of its affiliates will not be able to rely on the Current Exemptive Order. In this regard, Sierra and certain of its affiliates have submitted an exemptive application to the SEC that requests an exemptive order that would supersede the Current Exemptive Order and would permit the Combined Company to participate in negotiated co-investment transactions with certain affiliates. For more information, see “Information about the Combined Company.”

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Sierra may, nonetheless, invest alongside its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, Sierra may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC staff permitting it and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment adviser, acting on Sierra’s behalf or on behalf of other clients, negotiates any term other than price. Sierra may also invest alongside such affiliates as otherwise permissible under regulatory guidance, applicable regulations and SIC Advisors’ allocation policies.

Policies and Procedures for Managing Conflicts

SIC Advisors and its affiliates have policies and procedures in place designed to manage the conflicts of interest between SIC Advisors’ fiduciary obligations to Sierra and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities that are not subject to the Current Exemptive Order are allocated on an alternating basis that is fair and equitable among Sierra and their other clients. An investment opportunity that is suitable for multiple clients of Medley and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the Investment Company Act. There can be no assurance that Medley’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to Sierra. Not all conflicts of interest can be expected to be resolved in Sierra’s favor.

Members of SIC Advisors’ investment management team, which is provided for by Medley, have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, Medley has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the Investment Company Act and seeks to ensure the equitable allocation of investment opportunities when Sierra is able to co-invest with other accounts managed by Medley and affiliated advisers. In the case of a transaction that is not subject to the Current Exemptive Order, SIC Advisors will apply Medley’s investment allocation policy. When Sierra engages in co-investments that are permitted without exemptive relief, it will do so in a manner consistent with Medley’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and investment objectives, among other things, will be offered to Sierra and similar eligible accounts, as periodically determined by Medley. The allocation policy further provides that allocations among Sierra and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in Sierra’s case, by SIC Advisors. It is Sierra’s policy to base its determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the Sierra Board or imposed by applicable laws, rules, regulations or interpretations. Sierra expects that these determinations will be made similarly for other accounts. In situations where co-investment with other funds managed by SIC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, SIC Advisors will need to decide whether Sierra or such other fund or funds will proceed with the investment. SIC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time.

Material Nonpublic Information

Sierra’s senior management, members of SIC Advisors’ investment committee and other investment professionals from SIC Advisors may serve as directors of, or in a similar capacity with, companies in which Sierra invests or in which it is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict Sierra’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

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Investment Advisory Agreement

Sierra has entered into the Sierra Investment Advisory Agreement with SIC Advisors and pays SIC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that Sierra may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, Sierra relies on investment professionals from SIC Advisors to assist the Sierra Board with the valuation of Sierra’s portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of Sierra’s investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for Sierra’s portfolio investments. In addition, the dealer manager has a right to receive a fixed percentage of the profits generated by SIC Advisors, but otherwise has no equity interest in, or control of, SIC Advisors.

License Agreement

Sierra has entered into a license agreement with SIC Advisors under which SIC Advisors has granted Sierra a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in Sierra’s business. Under this agreement, Sierra will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains Sierra’s investment adviser. Other than with respect to this limited license, Sierra has no legal right to the “Sierra” name.

Appraisal and Compensation

The Sierra Charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving Sierra and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all Sierra’s assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of Sierra’s assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of Sierra Stockholders. A summary of such appraisal shall be included in a report to Sierra Stockholders in connection with a proposed roll-up. All Sierra Stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of Sierra’s net assets.

Restrictions on Transactions with SIC Advisors

Sierra will not purchase or lease assets in which SIC Advisors or its affiliates have an interest unless (i) it discloses the terms of the transaction to Sierra Stockholders, the terms are fair to Sierra and at a price that does not to exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to Sierra by the SEC. SIC Advisors will not acquire assets from Sierra unless approved by Sierra Stockholders and, to the extent required, by the SEC. Sierra will not make any loans or other financing to SIC Advisors. SIC Advisors is prohibited from commingling Sierra’s funds with the funds of any other entity or person for which it provides investment advisory or other services. Sierra is permitted to invest in general partnerships and joint ventures with affiliates of SIC Advisors and non-affiliates provided certain conditions are met.

Expense Support Agreement

From June 29, 2012 through December 31, 2016, Sierra was party to an Expense Support and Reimbursement Agreement with SIC Advisors (the “Expense Support Agreement”). During the term of the Expense Support Agreement, SIC Advisors reimbursed Sierra for operating expenses in an amount equal to the difference between Sierra’s distributions paid to Sierra Stockholders in each month, less the sum of Sierra’s net investment income, net realized capital gains and dividends paid to Sierra from its portfolio companies, not included in net income and net realized capital gains, during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions were paid to Sierra Stockholders in any given month, then the Expense Support Reimbursement for such month was equal to such amount necessary in order for available operating funds for the month to equal zero. From April 1, 2016 until the expiration of the Expense Support Agreement on December 31, 2016, SIC Advisors made expense support payments on a discretionary basis by making an election on the last day of each month to fund an expense support payment in an amount equal to the difference between Sierra’s distributions paid to Sierra Stockholders during such month less the sum of Sierra’s net investment income, net realized capital gains and dividends paid to Sierra from its portfolio companies, not included in net income and net realized capital gains during such period.

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The purpose of the Expense Support Agreement was to cover distributions to Sierra Stockholders so as to ensure that the distributions did not constitute a return of capital for GAAP purposes and to reduce operating expenses until Sierra had raised sufficient capital to be able to absorb such expenses. The Expense Support Agreement expired on December 31, 2016.

Pursuant to the Expense Support Agreement, Sierra will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter for which it received net investment income, net realized capital gains and dividends from its portfolio companies (not included in net income and net realized capital gains) in excess of the distributions paid to Sierra Stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, Sierra will only make reimbursement payments to the extent its current annualized “operating expense ratio” is equal to or less than its operating expense ratio for the quarter during which the corresponding expense obligation was incurred and to the extent the annualized rate of its regular cash dividends to Sierra Stockholders for the month is equal to or greater than the annualized rate of Sierra’s regular cash distributions to Sierra Stockholders for the month during which the corresponding expense payment was incurred.

The following table provides information regarding liabilities incurred by SIC Advisors pursuant to the Expense Support Agreement as well as other information relating to Sierra’s ability to reimburse SIC Advisors for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount Repaid to SIC Advisors	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
June 30, 2012	$454,874	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	437,303	437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	573,733	573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	685,404	685,404	1.71%	8.00%	March 31, 2016
June 30, 2013	732,425	732,425	1.00%	7.84%	June 30, 2016
September 30, 2013(3)	1,262,848	1,078,500	0.83%	7.84%	September 30, 2016
December 31, 2013(3)	1,258,575	—	0.45%	7.84%	December 31, 2016
March 31, 2014(3)	1,177,686	135,784	0.45%	7.80%	March 31, 2017
June 30, 2014(3)	2,143,066	—	0.38%	7.80%	June 30, 2017
September 30, 2014(3)	1,717,593	123,025	0.38%	7.77%	September 30, 2017
December 31, 2014(3)	1,585,471	—	0.47%	8.00%	December 31, 2017
March 31, 2015(3)	1,993,518	—	0.43%	8.00%	March 31, 2018
June 30, 2015(3)	2,148,462	—	0.31%	8.00%	June 30, 2018
September 30, 2015	627,752	—	0.32%	8.25%	September 30, 2018
December 31, 2015	3,974,895	—	0.40%	8.65%	December 31, 2018
March 31, 2016	5,204,896	—	0.37%	8.89%	March 31, 2019
June 30, 2016	5,634,390	—	0.29%	8.89%	June 30, 2019
September 30, 2016	5,389,627	—	0.45%	8.84%	September 30, 2019

(1)	“Operating Expense Ratio” is as of the date the expense support payment obligation was incurred by SIC Advisors and includes all expenses borne by Sierra, except for organizational and offering expenses, base management and incentive fees owed to SIC Advisors, and interest expense, as a percentage of net assets.

(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to Sierra Stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by SIC Advisors. “Annualized Distribution Rate” does not include special cash or stock distributions paid to Sierra Stockholders.

(3)	The unreimbursed part of the expense payment obligation has expired as of June 30, 2018.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SIERRA COMMON STOCK

The following table sets forth information with respect to the expected beneficial ownership of Sierra Common Stock as of [    ], 2018 by:

●	each person known to Sierra to be expected to beneficially own more than 5% of the outstanding shares of Sierra Common Stock;

●	each of Sierra directors and each executive officers; and

●	all of Sierra directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no Sierra Common Stock subject to options that are currently exercisable or exercisable within 60 days of this Joint Proxy Statement/Prospectus. Percentage of beneficial ownership is based on [    ] shares of Sierra Common Stock outstanding as of [    ], 2018.

Name	Shares Beneficially Owned		Percentage of Common Stock Outstanding
Control Person:
SIC Advisors (1)	1,108,144.04		[ ]	%
Directors and Executive Officers:(2)
Seth Taube	1,108,144.04	(3)	[ ]	%
Brook Taube	1,108,144.04	(3)	[ ]	%
Valerie Lancaster-Beal	—		—
Stephen R. Byers	—		—
Oliver T. Kane	—		—
Christopher M. Mathieu	—		—
Jeff Tonkel	—		—
John D. Fredericks	—		—
Dean C. Crowe	—		—
All officers and directors as a group (9 persons)	1,108,144.04		[ ]	%

(1)	The address of SIC Advisors, a Delaware limited liability company that manages Sierra’s investment activities, as supervised by the Sierra Board, pursuant to the Sierra Investment Advisory Agreement, is 280 Park Ave., 6th Floor East, New York, NY 10017.

(2)	The address for all officers and directors is c/o Medley LLC, 280 Park Ave., 6th Floor East, New York, NY 10017

(3)	The record holder of these shares of Sierra Common Stock is SIC Advisors. Brook Taube and Seth Taube indirectly control SIC Advisors and, as a result, may be deemed to be the beneficial owner of the shares of Sierra Common Stock held by SIC Advisors.

The following table sets forth, as of the date of the satisfaction of the minimum offering requirement, the dollar range of Sierra’s equity securities that is expected to be beneficially owned by each of Sierra’s directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Seth Taube(4)	Over $1,000,000
Brook Taube(4)	Over $1,000,000
Non-interested Directors:
Valerie Lancaster-Beal	None
Stephen R. Byers	None
Oliver T. Kane	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equities securities expected to be beneficially owned by Sierra’s directors is based on an assumed offering price of $10.00 per share.

(3)	The dollar range of equity securities expected to be beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 –$500,000, $500,001 – $1,000,000 or over $1,000,000.

(4)	Reflects the pecuniary interest of the individual in the shares of Sierra Common Stock held by Medley LLC and SIC Advisors.

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QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISKS OF SIERRA

Sierra is subject to financial market risks, including changes in interest rates. As of June 30, 2018, 90.9% of Sierra’s portfolio investments (based on fair value) paid floating interest rates and 9.1% paid fixed interest rates. As of June 30, 2018, Sierra’s portfolio investments (based on fair value) comprised of 9.6% in non-income producing investments and the remaining 90.4% in income producing investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments Sierra holds and to declines in the value of any fixed rate investments Sierra holds. However, many of Sierra’s variable rate investments provide for an interest rate floor, which may prevent Sierra’s interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of Sierra’s investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for it to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income under the Sierra Investment Advisory Agreement that Sierra has entered into with SIC Advisors, and may result in a substantial increase in Sierra’s net investment income and to the amount of incentive fees payable to SIC Advisors with respect to Sierra’s increased pre-incentive fee net investment income.

Under the terms of the TRS between Arbor and Citibank, Arbor will pay fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a portfolio of assets having a maximum notional amount of $180 million. Sierra’s interest expense will also be affected by changes in the published LIBOR rate in connection with its credit facilities. Sierra expects any future credit facilities, total return swap agreements or other financing arrangements that Sierra or any of its subsidiaries may enter into will also be based on a floating interest rate. As a result, Sierra is subject to risks relating to changes in market interest rates. In periods of rising interest rates, when Sierra or its subsidiaries have debt outstanding or financing arrangements in effect, Sierra’s cost of funds would increase, which could reduce Sierra’s net investment income, especially to the extent Sierra holds fixed rate investments.

In addition, any investments Sierra makes that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

Based on Sierra’s Consolidated Statement of Assets and Liabilities as of June 30, 2018, the following table shows the approximate annual impact on the change in net interest income of hypothetical base rate changes in interest rates, assuming no changes in Sierra’s investment portfolio and capital structure:

	Change in
Basis point increase/(decrease)	Interest Income (1)	Interest Expense	Net Interest Income
300	$22,102,947	$11,550,000	$10,552,947
200	14,735,298	7,700,000	7,035,298
100	7,367,649	3,850,000	3,517,649
(100)	(7,316,704)	(3,850,000)	(3,466,704)
(200)	(9,091,558)	(7,700,000)	(1,391,558)
(300)	(9,091,558)	(8,047,463)	(1,044,095)

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

Sierra expects that its long-term investments will be financed primarily with equity and debt. If deemed prudent, Sierra may use interest rate risk management techniques in an effort to minimize its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on Sierra’s business, financial condition and results of operations. During the three months ended June 30, 2018, Sierra did not engage in interest rate hedging activities.

In addition, Sierra may have risk regarding portfolio valuation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sierra - Critical Accounting Policies - Valuation of Investments” and “Risk Factors – Risks Relating to Sierra.”

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CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON SIERRA ACCOUNTING AND FINANCIAL DISCLOSURE

None.

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BUSINESS OF MCC

MCC is a non-diversified closed-end management investment company incorporated in Delaware that has elected to be regulated as a BDC under the Investment Company Act. MCC completed its IPO and commenced operations on January 20, 2011. MCC has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. MCC is externally managed and advised by its investment adviser, MCC Advisors, pursuant to the MCC Investment Management Agreement.

MCC’s investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies, primarily through directly originated transactions to help these companies expand their business, refinance and make acquisitions. MCC’s investment portfolio generally consists of senior secured first lien term loans and senior secured second lien term loans. In connection with some of its investments, MCC receives warrants or other equity participation features which it believes will increase the total investment returns.

MCC believes the middle-market private debt market is undergoing structural shifts that are creating significant opportunities for non-bank lenders and investors. The underlying drivers of these structural changes include: reduced participation by banks in the private debt markets, particularly within the middle-market, and demand for private debt created by committed and uninvested private equity capital. MCC focuses on taking advantage of this structural shift by lending directly to companies that are underserved by the traditional banking system and generally seek to avoid broadly marketed investment opportunities. MCC sources investment opportunities primarily through direct relationships with financial sponsors, as well as financial intermediaries such as investment banks and commercial banks. As a leading provider of private debt, Medley is often sought out as a preferred financing partner.

On March 26, 2013, MCC’s wholly owned subsidiary, the SBIC Subsidiary, a Delaware limited partnership, received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Company Act of 1958, as amended.

The SBIC license allows the SBIC Subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC Subsidiary’s assets over the MCC Stockholders in the event MCC liquidates the SBIC Subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC Subsidiary upon an event of default. The Mergers may require certain regulatory approvals, including that the MCC Merger is conditioned on MCC obtaining SBA approval. For more information, see “Regulatory Approvals Required by the Mergers — Request for SBA Approval” and “Risks Relating to the Mergers — The MCC Merger is conditioned on MCC obtaining certain approvals from the SBA for the debentures issued by the SBIC Subsidiary.”

SBA regulations currently limit the amount that the SBIC Subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, the U.S. Senate passed the Small Business Investment Opportunity Act, which the President signed into law, that amended the Small Business Investment Act of 1958 by increasing the individual leverage limit from $150 million to $175 million, subject to SBA approvals.

On November 16, 2012, MCC obtained an exemptive order from the SEC to permit it to exclude the debt of the SBIC Subsidiary guaranteed by the SBA from its 200% asset coverage test under the Investment Company Act. The exemptive order provides MCC with increased flexibility under the 200% asset coverage test by permitting it to borrow, through the SBIC Subsidiary, up to $150 million more than MCC would otherwise be able to absent the receipt of this exemptive order. If the Mergers are successfully consummated and subject to SBA approval, the SBIC Subsidiary will become a wholly owned subsidiary of the Combined Company and the Combined Company will not be able to rely on this exemptive order granted to MCC. In this regard, Sierra has submitted an exemptive application to the SEC that requests an exemptive order that would permit the Combined Company to exclude the debt of the SBIC Subsidiary guaranteed by the SBA for purposes of the leverage limitations under the Investment Company Act. For more information, see “Regulatory Approvals Required by the Mergers — Request for SEC Exemptive Relief.”

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On January 26, 2018, MCC priced a debt offering in Israel of $121.3 million of the 2024 Notes. The 2024 Notes will mature on February 27, 2024 and the principal will be payable in four annual installments, of which 25% will be payable on each February 27 for the years 2021 through 2024. The 2024 Notes are listed on the TASE and denominated in New Israeli Shekels, but linked to the US Dollar at a fixed exchange rate which mitigates any currency exposure to MCC. The 2024 Notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration under the Securities Act or in transactions exempt from, or not subject to, such registration requirements. In connection with this offering, MCC has dual listed MCC Common Stock on TASE. On June 5, 2018, MCC announced that, on June 1, 2018, the MCC Board authorized MCC to repurchase and retire up to $20 million of the 2024 Notes on TASE. Execution of the repurchase plan is subject to an open trading window for MCC and continued liquidity at that time and is expected to continue until the full authorized amount is purchased or market conditions change. The repurchase of the 2024 Notes is not expected to result in any material tax consequences to MCC or the holders of the 2024 Notes.

MCC’s Adviser

MCC’s investment activities are managed by its investment adviser, MCC Advisors, which is an investment adviser registered under the Advisers Act. MCC Advisors is an affiliate of Medley and is based in New York. MCC’s investment team, which is provided for by MCC Advisors, is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring MCC’s investments and monitoring its portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately held borrowers in a range of sectors, including industrials, and transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors seeks to diversify MCC’s portfolio of loans by company type, asset type, transaction size, industry and geography.

MCC’s investment team has on average over 20 years of experience in the credit business, including originating, underwriting, principal investing and loan structuring. As of the date of this Joint Proxy Statement/Prospectus, MCC Advisors, through MCC, has access to over 70 employees, including over 35 investment, origination and credit management professionals, and over 30 operations, marketing and distribution professionals, each with extensive experience in their respective disciplines. MCC believes that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to achieve compelling risk- adjusted returns for MCC.

MCC Advisors also serves as MCC’s administrator and provides it with office space, equipment and other office services. The responsibilities of MCC’s administrator include overseeing its financial records, preparing reports to MCC Stockholders and reports filed with the SEC and generally monitoring the payment of MCC’s expenses and the performance of administrative and professional services rendered to MCC by others.

As a BDC, MCC is required to comply with regulatory requirements, including limitations on MCC’s use of debt. MCC is permitted to, and expected to continue to, finance its investments through borrowings. However, as a BDC, MCC is only generally allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, equals at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) after such borrowing. The amount of leverage that MCC employs will depend on its assessment of market conditions and other factors at the time of any proposed borrowing.

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Opportunities for co-investments may arise when MCC Advisors or an affiliated investment adviser becomes aware of investment opportunities that may be appropriate for MCC and other clients or affiliated funds. MCC obtained an exemptive order from the SEC on November 25, 2013 (the ‘‘Prior Exemptive Order’’). On March 29, 2017, MCC, MCC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the ‘‘Exemptive Order’’) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with MCC that would otherwise have been prohibited under Section 17(d) and 57(a)(4) of the Investment Company Act and Rule 17d-1 thereunder. On October 4, 2017, MCC, MCC Advisors and certain MCC affiliates received an exemptive order that supersedes the Exemptive Order (the ‘‘Current Exemptive Order’’) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with MCC that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the Investment Company Act. The terms of the Current Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the Current Exemptive Order is subject to certain conditions, including the condition that, in the case of each co-investment transaction, the MCC Board determines that it would be in MCC’s best interest to participate in the transaction. However, neither MCC nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to MCC or to them.

In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between MCC’s interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, MCC will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit MCC’s ability to transact business with MCC’s officers or directors or their affiliates.

Formation Transactions

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010.

Prior to the pricing of MCC’s IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus PIK interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC, a Delaware limited liability company (“MOF I BDC”) in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests. On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly owned subsidiary of the LLC.

On January 18, 2011, the LLC converted into Medley Capital Corporation, a Delaware corporation. As a result, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of MCC Common Stock at $14.75 per share. On January 20, 2011, MCC filed an election to be regulated as a BDC under the Investment Company Act.

On January 20, 2011, MCC priced its IPO and sold 11,111,112 shares of MCC Common Stock at $12.00 per share. On February 24, 2011, an additional 450,000 shares of MCC Common Stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and estimated offering costs, MCC raised a total of approximately $129.6 million. Shares of MCC Common Stock began trading on January 20, 2011 on the NYSE under the symbol “MCC.”

Investment Strategy

MCC believes that a well-structured portfolio of private debt transactions can generate equity-like returns with the risk profile of secured debt. Private debt combines attractive elements of both equity and fixed-income investments because transactions are generally structured as secured loans with equity upside in the form of options, warrants, cash flow sharing, co-investment rights or other participation features. As a result, MCC believes its private debt strategy offers upside potential, similar to mezzanine and private equity investments, and downside protection, similar to bank loans.

MCC believes that private debt offers an attractive investment opportunity for the following reasons:

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Attractive Yield Opportunity.

MCC believes its ability to work directly with borrowers to create customized financing solutions enables it to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. Addressing complex situations that are generally underserved by traditional lenders enables MCC to generate excess returns. Private debt transactions have either a fixed or variable coupon payment due periodically, typically monthly or quarterly, and usually include (but are not limited to) PIK interest exit fees and warrants. MCC targets investments with an annual gross internal rate of return of 9 - 14% on an unleveraged basis consisting of cash interest, PIK interest and warrants or other forms of upside participation. Furthermore, while equity holders typically receive no cash or other periodic payments on their investments until a liquidity event occurs, regular interest payments on private debt transactions, combined with amortization payments, reduce the overall level of risk for the private debt investor.

Downside Protection.

MCC generally structures its transactions as secured loans supported by a security interest in the portfolio company’s assets, as well as a pledge of the portfolio company’s equity. MCC believes its secured debt position and corresponding covenant package should provide priority of return and also control over any asset sales, capital raises, dividend distributions, insurance proceeds and restructuring processes. MCC also focuses on transaction opportunities in which it can target lower first lien debt/EBITDA ratios, lower loan-to-value (‘‘LTV’’) ratios and higher coverage ratios, all of which MCC believes further reduces the risk of principal loss. MCC typically targets first-lien debt/EBITDA of less than 3.5x, LTVs of lower than 65% and interest coverage ratios of 1.5x or higher. MCC believes that the current supply and demand imbalance in the private debt market enables it to employ a conservative strategy that seeks to protect investor capital.

Predictability of Returns.

MCC develops potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. MCC structures its transactions as secured loans with a covenant package that will provide for repayment upon the completion of asset sales and restructurings. Because MCC structures these private debt transactions with contractually binding periodic payments of principal and interest, it is generally less likely to depend on the existence of robust M&A or public equity markets to deliver returns. MCC believes, as a result, that it can achieve its target returns even if public markets remain challenging for a long period of time.

Market Opportunity

MCC believes the credit crises that began in 2007 and the subsequent exit of traditional lending sources have created a compelling opportunity for skilled debt providers in the middle-market. MCC expects to take advantage of the following favorable trends in private lending:

Reduced Competition Leads to Higher Quality Deal Flow.

Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital have decreased, thus reducing their ability to provide capital. Finally, MCC believes continuing bank consolidation has resulted in larger financial institutions that have shifted product offerings away from the middle market in favor of larger corporate clients. MCC believes that the relative absence of competition facilitates higher quality deal flow and allows for greater selectivity throughout the investment process.

Lack of Liquidity Creates Attractive Pricing.

MCC believes that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, MCC believes that lenders to private middle-market companies in particular will continue to benefit from attractive pricing. MCC believes that gross internal rates of return of 9 - 14% are available for private debt investments in the current market via cash interest, PIK interest and equity participations.

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Competitive Advantages

MCC believes that it represents an attractive investment opportunity for the following reasons:

Experienced Team.

The MCC Advisors’ investment team has on average over 20 years of experience in the credit business, including origination, underwriting, principal investing and loan structuring. As of the date of this Joint Proxy Statement/Prospectus, MCC Advisors, through MCC, has access to over 70 employees, including over 35 investment, origination and credit management professionals, and over 30 operations, marketing and distribution professionals, each with extensive experience in their respective disciplines. Medley employs an integrated and collaborative investment process that leverages the skills and knowledge of its investment and credit management professionals. Medley believes that this is an important competitive advantage, which has allowed it to deliver attractive risk-adjusted returns to its investors over time.

Focus on Direct Origination.

MCC focuses on lending directly to portfolio companies that are underserved by the traditional banking system and seeks to avoid broadly marketed and syndicated deals. While MCC may source transactions via the private equity sponsor channel, most of its efforts focus on originating transactions directly to middle-market borrowers. MCC targets assets and borrowers with enterprise or asset values between $25 and $250 million, a market which it believes is the most opportune for its private debt activities. The challenging credit environment has further increased the number of potential transactions available to MCC, as traditional sources of credit have disappeared or diminished. MCC believes reduced competition among lenders and increased deal flow should allow it to be even more selective in its underwriting process.

Extensive Deal Flow Sourcing Network and National Presence.

Medley’s experience and reputation in the market has enabled it to consistently generate attractive private debt opportunities. As a seasoned provider of private debt, Medley is often sought out as a preferred partner, both by portfolio companies and other financing providers. Historically, as much as half of Medley’s annual origination volume has been derived from repeat and referral channels. MCC leverages Medley’s offices on both coasts to maximize its national origination capabilities and direct calling efforts. Medley filters through as many as 1,300 transactions annually through its origination efforts and targets between 20 and 40 transactions per year for execution.

Finally, Medley has a broad network of relationships with national, regional and local bankers, lawyers, accountants and consultants that plays an important role in the origination process.

Risk Management.

MCC intends to continue the asset management process employed by Medley over the last ten years. In particular, its investment transactions will vary by asset type, transaction size, industry and geography. MCC utilizes a systematic underwriting process involving rigorous due diligence, third-party reports and multiple Investment Committee approvals. Following the closing of each transaction, MCC Advisors implements a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: valuation specialists, legal counsel and loan servicers.

Restructuring and Workout Experience.

MCC Advisors’ combined investment team has worked on over 100 restructurings, liquidations and bankruptcies prior to Medley. This experience provides valuable assistance to MCC in the initial structuring of transactions and throughout the asset management process.

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Investment Process Overview

MCC views its investment process as consisting of three distinct phases described below:

Sourcing and Origination

MCC Advisors sources investment opportunities through access to a network of contacts developed in the financial services and related industries by Medley. It is MCC Advisors’ responsibility to identify specific opportunities, to refine opportunities through rigorous due diligence of the underlying facts and circumstances while remaining flexible and responsive to clients’ needs. With a total of over 35 investment professionals based in the New York office involved in sourcing and origination for MCC Advisors, each investment professional is able to maintain long- standing relationships and responsibility for a specified market. Each quarter, these origination efforts attract hundreds of inquiries from potential middle market borrowers.

An investment pipeline is maintained to manage all prospective investment opportunities and is reviewed weekly by the Investment Committee of MCC Advisors (the “Investment Committee”). The purpose of the investment pipeline, which is comprised of all prospective investment opportunities at various stages of due diligence and approval, is to evaluate, monitor and approve all of MCC’s investments, subject to the oversight of Investment Committee.

Credit Evaluation

MCC utilizes a systematic, consistent approach to credit evaluation developed by Medley, with a particular focus on determining the value of a business in a downside scenario. The key criteria that MCC considers and attributes that MCC seeks include: (i) strong and resilient underlying business fundamentals; (ii) a substantial equity cushion in the form of capital ranking junior in the right of payment to MCC’s investment; (iii) sophisticated management teams with a minimum operating history of two years; (iv) a conclusion that overall downside risk is manageable; (v) collateral support in the form of accounts receivable, inventory, machinery, equipment, real estate, IP, overall enterprise value and other assets; and (vi) limited requirements for future financing beyond the proposed commitment. The first review of an opportunity is conducted using the above-mentioned analysis to determine if the opportunity meets MCC Advisors general investment criteria. The next three reviews performed by the Investment Committee include the following: (1) an Early Read Memo, (2) a Green Light Memo, and (3) an Investment Committee approval memo. MCC Advisors maintains a rigorous in-house due diligence process. Prior to making each investment, MCC Advisors subjects each potential portfolio company to an extensive credit review process, including analysis of market and operational dynamics as well as both historical and projected financial information. Areas of additional focus include management or sponsor experience, industry and competitive dynamics, and tangible asset values. Background checks and tax compliance checks are typically required on all portfolio company management teams.

MCC’s due diligence process typically entails:

●	negotiation and execution of a term sheet;

●	on-site visits;

●	interviews with management, employees, customers and vendors;

●	review of loan documents and material contracts, as applicable;

●	obtaining background checks on all principals/partners/founders;

●	completing customer and supplier calls;

●	review of tax and accounting issues related to a contemplated capital structure;

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●	developing a financial model with sensitivity analysis that includes a management case, expected case and downside case;

●	receiving third party reports such as environmental, appraisal and consulting reports, as applicable.

Monitoring

MCC Advisors views active portfolio monitoring as a vital part of MCC’s investment process. MCC Advisors utilizes a best-practice investment management system called Black Mountain (“BMS”), which maintains a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. This is the primary system that tracks all changes to investment terms and conditions. On a quarterly basis, the asset management team produces a report from BMS for each investment within the portfolio by summarizing the investment’s general information, terms and structure, financial performance, covenant package, and business updates. This feature enables MCC Advisors to track the history of every investment, while maintaining access to the most recent reporting information available, ensuring accurate reporting of the investment.

MCC Advisors will typically require portfolio companies to adhere to certain affirmative covenants requiring the following reports:

☐	monthly financial statements	☐	annual audits and management letters

☐	monthly covenant certificates	☐	quarterly industry updates

☐	monthly management discussion & analysis	☐	quarterly customer and supplier concentration updates

☐	monthly bank statements	☐	quarterly backlog/pipeline reports

☐	annual insurance certificates	☐	annual budgets and forecasts.

MCC Advisors holds quarterly portfolio reviews where the Investment Committee reviews each transaction in detail and reassesses the risk rating presently assigned.

Rating Criteria

In addition to external risk management research and internal monitoring tools, MCC uses an investment rating system to characterize and monitor the credit profile and its expected level of returns on each investment in its portfolio. MCC uses a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Credit Rating	Definition

1	Investments that are performing above expectations.

2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination.

All new loans are rated ‘2’.

3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.

Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.

4	Investments that are performing below expectations and for which risk has increased materially since origination.

Some loss of interest or dividend is expected but no loss of principal.

In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).

5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.

Most or all of the debt covenants are out of compliance and payments are substantially delinquent.

Some loss of principal is expected.

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Investment Committee

The purpose of the Investment Committee, which is comprised of a minimum of three members selected from senior members of MCC Advisors’ investment team, is to evaluate and approve all of MCC’s investments. The Investment Committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The Investment Committee serves to provide investment consistency and adherence to MCC’s core investment philosophy and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of MCC Advisors’ investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. MCC believes this process improves the quality of the analysis and assists MCC Advisors’ investment team members to work more efficiently.

Each transaction is presented to the Investment Committee in a formal written report. All of MCC’s new investments and the exit or sale of an existing investment must be approved by a majority vote of the Investment Committee, although unanimous agreement is sought.

Investment Structure

Once MCC has determined that a prospective portfolio company is suitable for investment, MCC works with the management of that company and its other capital providers to structure an investment. MCC negotiates among these parties to agree on how its investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

MCC structures its investments, which typically have maturities of three to seven years, as follows:

Senior Secured First Lien Term Loans

MCC structures these investments as senior secured loans. MCC obtains security interests in the assets of the portfolio companies that serve as collateral in support of the repayment of such loans. This collateral generally takes the form of first-priority liens on the assets of the portfolio company borrower. MCC’s senior secured loans may provide for amortization of principal with the majority of the amortization due at maturity.

Senior Secured Second Lien Term Loans

MCC structures these investments as junior, secured loans. MCC obtains security interests in the assets of these portfolio companies that serves as collateral in support of the repayment of such loans. This collateral generally takes the form of second-priority liens on the assets of a portfolio company. These loans typically provide for amortization of principal in the initial years of the loans, with the majority of the amortization due at maturity.

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Senior Secured First Lien Notes

MCC structures these investments as senior secured loans. MCC obtains security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of such loans. This collateral generally takes the form of priority liens on the assets of a portfolio company. These loans typically have interest-only payments (often representing a combination of cash pay and PIK interest), with amortization of principal due at maturity. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected.

Warrants and Minority Equity Securities

In some cases, MCC may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a debt investment. As a result, as a portfolio company appreciates in value, MCC may achieve additional investment return from this equity interest. MCC may structure such warrants to include provisions protecting its rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, MCC may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Unitranche Loans

MCC structures its unitranche loans, which combine the characteristics of traditional senior secured first lien term loans and subordinated notes as senior secured loans. MCC obtains security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral generally takes the form of first-priority liens on the assets of a portfolio company. Unitranche loans typically provide for amortization of principal in the initial years of the loans, with the majority of the amortization due at maturity.

Unsecured Debt

MCC structures these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide it with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and PIK, or PIK interest), with amortization of principal due at maturity. Subordinated notes generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated notes are generally more volatile than secured loans and may involve a greater risk of loss of principal. Subordinated notes often include a PIK feature, which effectively operates as negative amortization of loan principal.

MCC tailors the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects its rights and manages its risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. MCC seeks to limit the downside potential of its investments by:

●	selecting investments that it believes has a low probability of loss of principal;

●	requiring a total return on its investments (including both interest and potential equity appreciation) that it believes will compensate it appropriately for credit risk; and

●	negotiating covenants in connection with its investments that afford its portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of its capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

MCC expects to hold most of its investments to maturity or repayment, but it may realize or sell some of its investments earlier if a liquidity event occurs, such as a sale or recapitalization transaction, or the worsening of the credit quality of the portfolio company.

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Managerial Assistance

As a BDC, MCC offers, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of its portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. MCC Advisors provides such managerial assistance on MCC’s behalf to portfolio companies that request this assistance. MCC may receive fees for these services and will reimburse MCC Advisors, as its administrator, for its allocated costs in providing such assistance, subject to the review and approval by the MCC Board, including its independent directors.

Leverage

Through any credit facilities MCC may enter into in the future, MCC may borrow funds to make additional investments, a practice known as “leverage,” to attempt to increase return to MCC Stockholders. The amount of leverage that MCC employs at any particular time will depend on MCC Advisors and the MCC Board’s assessments of market and other factors at the time of any proposed borrowing. MCC is also subject to certain regulatory requirements relating to its borrowings. For a discussion of such requirements, see “Regulation — Senior Securities” and “Regulation — Small Business Investment Company Regulations.”

MCC may from time to time seek to retire or repurchase MCC Common Stock through cash purchases, as well as retire, cancel or purchase MCC’s outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, MCC’s liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material.

Properties

MCC does not own any real estate or other physical properties materially important to its operation. MCC’s headquarters are currently located at 280 Park Avenue, 6th Floor East, New York, NY 10017. MCC’s administrator furnishes its office space and MCC reimburses it for such costs on an allocated basis.

Legal Proceedings

From time to time, MCC is involved in various legal proceedings, lawsuits and claims incidental to the conduct of its business. MCC’s businesses are also subject to extensive regulation, which may result in regulatory proceedings against it. Except as described below, MCC is not currently a party to any material legal proceedings.

On August 29, 2016, MVF Holdings, Inc. filed a lawsuit naming MCC among others as defendants, captioned Modern Videofilm Holdings, LLC, derivatively on behalf of Modern Videofilm, Inc. v. MCC, Medley Opportunity Fund II LP, MCC Advisors, Richard Craybas, James Feeley, Congruent Credit Opportunities Fund II, LP, Congruent Investment Partners, LLC, Preston Massey, Main Street Capital Corporation, Charles Sweet, Managease, Inc., Christina Woodward, in the California Superior Court, Los Angeles County, Central District, as Case No. BC 631888 (the “Derivative Action”), The plaintiff in the Derivative Action asserts claims derivatively on behalf of Modern VideoFilm LLC against the defendants for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, unfair competition, breach of the implied covenant of good faith and fair dealing, interference with prospective economic advantage, fraud, and declaratory relief. MCC and the other defendants believe the causes of action asserted in the Derivative Action are without merit and all defendants intend to continue to assert a vigorous defense. On May 16, 2018, Modern VideoFilm LLC filed for bankruptcy in the United States Bankruptcy Court, Central District, As a result of the bankruptcy filing of Modern VideoFilm LLC’s, all matters in the Derivative Action have been stayed.

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Medley LLC, MCC, Medley Opportunity Fund II LP, MDLY, Medley Group, LLC, Brook Taube, and Seth Taube were named as defendants, along with other various parties, in a putative class action lawsuit captioned as Royce Solomon, Jodi Belleci, Michael Littlejohn, and Giulianna Lomaglio v. American Web Loan, Inc., AWL, Inc., Mark Curry, MacFarlane Group, Inc., Sol Partners, Medley Opportunity Fund, II, LP, Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, Seth Taube, DHI Computing Service, Inc., Middlemarch Partners, and John Does 1-100, filed on December 15, 2017 and amended on March 9, 2018, in the United States District Court for the Eastern District of Virginia, Newport News Division, as Case No. 4:17-cv-145 (hereinafter, “Class Action 1”). Medley Opportunity Fund II LP and MCC were also named as defendants, along with various other parties, in a putative class action lawsuit captioned George Hengle and Lula Williams v. Mark Curry, American Web Loan, Inc., AWL, Inc., Red Stone, Inc., Medley Opportunity Fund II LP, and MCC, filed February 13, 2018, in the United States District Court, Eastern District of Virginia, Richmond Division, as Case No. 3:18-cv-100 (“Class Action 2”). Medley Opportunity Fund II LP and MCC were also named as defendants, along with various other parties, in a putative class action lawsuit captioned John Glatt, Sonji Grandy, Heather Ball, Dashawn Hunter, and Michael Corona v. Mark Curry, American Web Loan, Inc., AWL, Inc., Red Stone, Inc., Medley Opportunity Fund II LP, and MCC, filed August 9, 2018 in the United States District Court, Eastern District of Virginia, Newport News Division, as Case No. 4:18-cv-101 (“Class Action 3”) (together with Class Action 1 and Class Action 2, the “Virginia Class Actions”). Medley Opportunity Fund II LP was also named as a defendant, along with various other parties, in a putative class action lawsuit captioned Christina Williams and Michael Stermel v. Red Stone, Inc. (as successor in interest to MacFarlane Group, Inc.), Medley Opportunity Fund II LP, Mark Curry, Brian McGowan, Vincent Ney, and John Doe entities and individuals, filed June 29, 2018 and amended July 26, 2018, in the United States District Court for the Eastern District of Pennsylvania, as Case No. 2:18-cv-2747 (the “Pennsylvania Class Action”) (together with the Virginia Class Actions, the “Class Action Complaints”). The plaintiffs in the Class Action Complaints filed their putative class actions alleging claims under the Racketeer Influenced and Corrupt Organizations Act, and various other claims arising out of the alleged payday lending activities of American Web Loan. The claims against Medley Opportunity Fund II LP, Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, and Seth Taube (in Class Action 1, as amended); Medley Opportunity Fund II LP and MCC (in Class Action 2 and Class Action 3); and Medley Opportunity Fund II LP (in the Pennsylvania Class Action), allege that those defendants in each respective action exercised control over, or improperly derived income from, and/or obtained an improper interest in, American Web Loan’s payday lending activities as a result of a loan to American Web Loan. The loan was made by Medley Opportunity Fund II LP in 2011. American Web Loan repaid the loan from Medley Opportunity Fund II LP in full in February of 2015, more than 1 year and 10 months prior to any of the loans allegedly made by American Web Loan to the alleged class plaintiff representatives in Class Action 1. In Class Action 2, the alleged class plaintiff representatives have not alleged when they received any loans from American Web Loan. In Class Action 3, the alleged class plaintiff representatives claim to have received loans from American Web Loan at various times from February 2015 through April 2018. In the Pennsylvania Class Action, the alleged class plaintiff representatives claim to have received loans from American Web Loan in 2017. By orders dated August 7, 2018 and September 17, 2018, the Court presiding over the Virginia Class Actions consolidated those cases for all purposes. Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, and Seth Taube never made any loans or provided financing to, or had any other relationship with, American Web Loan. Medley Opportunity Fund II LP, Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, Seth Taube are seeking indemnification from American Web Loan, various affiliates, and other parties with respect to the claims in the Class Action Complaints. Medley Opportunity Fund II LP, Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, and Seth Taube believe the alleged claims in the Class Action Complaints are without merit and they intend to defend these lawsuits vigorously.

Competition

MCC’s primary competitors to provide financing to private middle-market companies are public and private funds, commercial and investment banks, commercial finance companies, other BDCs, SBICs and private equity and hedge funds. Some competitors may have access to funding sources that are not available to MCC. In addition, some of MCC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than MCC. Furthermore, many of MCC’s competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on MCC as a BDC or to the distribution and other requirements MCC must satisfy to maintain its favorable RIC tax treatment.

Employees

MCC does not have any employees. Its day-to-day investment operations are managed by MCC Advisors. MCC Advisors employs a total of over 35 investment professionals, including its principals. In addition, MCC reimburses its administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the MCC Administration Agreement, including the compensation of MCC’s Chief Financial Officer and Chief Compliance Officer, and their staff.

Administration

MCC has entered into the MCC Administration Agreement, pursuant to which MCC Advisors furnishes it with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the MCC Administration Agreement, MCC Advisors performs, or oversees the performance of, MCC’s required administrative services, which include, among other things, being responsible for the financial records which MCC is required to maintain and preparing reports to MCC Stockholders and reports filed with the SEC.

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Investments

MCC has built a diverse portfolio that includes senior secured first lien term loans, senior secured second lien term loans, unitranche, senior secured first lien notes, subordinated notes and warrants and minority equity securities by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies.

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2018 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$111,306	17.5%
Construction & Building	87,146	13.7
Multisector Holdings	78,231	12.3
High Tech Industries	49,020	7.7
Healthcare & Pharmaceuticals	44,541	7.0
Energy: Oil & Gas	44,396	7.0
Hotel, Gaming & Leisure	37,692	5.9
Aerospace & Defense	37,399	5.9
Containers, Packaging & Glass	30,394	4.8
Wholesale	18,044	2.9
Services: Consumer	15,699	2.5
Banking, Finance, Insurance & Real Estate	15,416	2.4
Automotive	13,456	2.1
Capital Equipment	13,024	2.1
Metals & Mining	11,402	1.8
Consumer goods: Non-durable	6,233	1.0
Media: Broadcasting & Subscription	5,788	0.9
Retail	5,614	0.9
Chemicals, Plastics & Rubber	4,078	0.7
Environmental Industries	3,203	0.5
Media: Advertising, Printing & Publishing	2,786	0.4
Total	$634,868	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2017 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$142,912	17.1%
Construction & Building	130,633	15.6
Healthcare & Pharmaceuticals	67,301	8.0
Banking, Finance, Insurance & Real Estate	63,491	7.6
Hotel, Gaming & Leisure	63,012	7.5
Multisector Holdings	56,138	6.7
Energy: Oil & Gas	54,800	6.5
Aerospace & Defense	53,650	6.4
Automotive	38,434	4.6
Containers, Packaging & Glass	38,086	4.6
High Tech Industries	25,809	3.1
Metals & Mining	21,127	2.5
Chemicals, Plastics & Rubber	20,012	2.4
Beverage & Food	16,118	1.9
Capital Equipment	13,180	1.6
Media: Broadcasting & Subscription	8,384	1.0
Services: Consumer	7,967	1.0
Wholesale	7,067	0.8
Retail	3,584	0.4
Media: Advertising, Printing & Publishing	2,955	0.4
Environmental Industries	1,330	0.2
Consumer goods: Durable	850	0.1
Consumer goods: Non-durable	151	0.0
Total	$836,991	100.0%

MCC Advisors

MCC Advisors serves as MCC’s investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the MCC Board, MCC Advisors manages the day-to-day operations of, and provides investment advisory and management services to MCC pursuant to the MCC Investment Management Agreement by and between MCC and MCC Advisors.

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Investment Committee

The purpose of MCC Advisors’ investment committee, which is comprised of a minimum of three members selected from senior members of MCC Advisors’ investment team, is to evaluate and approve all of MCC’s investments. The investment committee process is intended to bring the diverse experience and perspectives of the investment committee members to the analysis and consideration of every investment. The MCC Advisors’ investment committee also serves to provide investment consistency and adherence to MCC Advisors’ investment philosophies and policies. MCC Advisors’ investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, MCC Advisors’ investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of MCC Advisors’ investment team are encouraged to share information and views on credits with MCC Advisors’ investment committee early in their analysis. This process improves the quality of the analysis and assists MCC Advisors’ investment team members to work more efficiently.

Each transaction is presented to MCC Advisors’ investment committee in a formal written report. All of MCC’s new investments and the exit or sale of an existing investment must be approved by a majority vote of MCC Advisors’ investment committee, although unanimous agreement is sought.

Investment Management Agreement

Under the terms of the MCC Investment Management Agreement, MCC Advisors:

●	determines the composition of MCC’s portfolio, the nature and timing of the changes to MCC’s portfolio and the manner of implementing such changes;

●	identifies, evaluates and negotiates the structure of the investments MCC makes (including performing due diligence on its prospective portfolio companies); and

●	executes, closes, monitors and administers the investments MCC makes, including the exercise of any voting or consent rights.

MCC Advisors’ services under the MCC Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to MCC are not impaired.

Pursuant to the MCC Investment Management Agreement, MCC pays MCC Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

On December 3, 2015, MCC Advisors recommended and, in consultation with the MCC Board, agreed to reduce fees under the MCC Investment Management Agreement. Beginning January 1, 2016, the base management fee was reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors reduced its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee includes a netting mechanism and is subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the prior investment management agreement.

The following discussion of MCC’s base management fee and two-part incentive fee reflect the terms of the fee waiver agreement executed by MCC Advisors on February 8, 2016 (the “Fee Waiver Agreement”). The terms of the Fee Waiver Agreement are effective as of January 1, 2016, and are a permanent reduction in the base management fee and incentive fee on net investment income payable to MCC Advisors for the investment advisory and management services it provides under the MCC Investment Management Agreement. The Fee Waiver Agreement does not change the second component of the incentive fee, which is the incentive fee on capital gains.

Base Management Fee

For providing investment advisory and management services to MCC, MCC Advisors receives a base management fee. The base management fee is calculated at an annual rate of 1.75% (0.4375% per quarter) of up to $1.0 billion of MCC’s gross assets and 1.50% (0.375% per quarter) of any amounts over $1.0 billion of MCC’s gross assets, and is payable quarterly in arrears. The base management fee will be calculated based on the average value of MCC’s gross assets at the end of the two most recently completed calendar quarters and will be appropriately pro-rated for any partial quarter.

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Incentive Fee

The incentive fee has two components, as follows:

Incentive Fee Based on Income

The first component of the incentive fee is payable quarterly in arrears and is based on MCC’s pre-incentive fee net investment income earned during the calendar quarter for which the incentive fee is being calculated. MCC Advisors is entitled to receive the incentive fee on net investment income from MCC if its Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.5%. The hurdle amount is calculated after making appropriate adjustments to MCC’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by MCC of MCC Common Stock (including issuances pursuant to MCC’s dividend reinvestment plan), any repurchase by MCC of MCC Common Stock, and any dividends paid by MCC, each as may have occurred during the relevant quarter.

Beginning with the calendar quarter that commenced on January 1, 2016, the incentive fee on net investment income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to MCC’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). MCC refers to such period as the “Trailing Twelve Quarters.”

The hurdle amount for the incentive fee on net investment income is determined on a quarterly basis, and is equal to 1.5% multiplied by MCC’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to MCC’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by MCC of MCC Common Stock (including issuances pursuant to its dividend reinvestment plan), any repurchase by MCC of MCC Common Stock, and any dividends paid by MCC, each as may have occurred during the relevant quarter. The incentive fee for any partial period will be appropriately pro-rated. Any incentive fee on net investment income will be paid to MCC Advisors on a quarterly basis, and will be based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the base management fee but excluding any incentive fee on Pre-Incentive Fee net investment income or on MCC’s capital gains.

Quarterly Incentive Fee Based on Net Investment Income

The incentive fee on net investment income for each quarter is determined as follows:

●	No incentive fee on net investment income is payable to MCC Advisors for any calendar quarter for which there is no Excess Income Amount;

●	100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which MCC refers to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by MCC’s net assets at the beginning of each applicable calendar quarter, as adjusted as noted above, comprising the relevant Trailing Twelve Quarters is included in the calculation of the incentive fee on net investment income; and

●	17.5% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the incentive fee on net investment income.

The amount of the incentive fee on net investment income that will be paid to MCC Advisors for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The incentive fee on net investment income that is paid to MCC Advisors for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

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“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as described below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, MCC will pay no incentive fee on net investment income to MCC Advisors for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, MCC will pay an incentive fee on net investment income to MCC Advisors equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, MCC will pay an incentive fee on net investment income to MCC Advisors, calculated as described above, for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, and dilution to MCC’s net assets due to capital raising or capital actions, in such period and (ii) aggregate capital gains, whether realized or unrealized and accretion to MCC’s net assets due to capital raising or capital action, in such period.

Dilution to MCC’s net assets due to capital raising is calculated, in the case of issuances of MCC Common Stock, as the amount by which the NAV per share was adjusted over the transaction price per share, multiplied by the number of shares issued. Accretion to MCC’s net assets due to capital raising is calculated, in the case of issuances of MCC Common Stock (including issuances pursuant to MCC’s dividend reinvestment plan), as the excess of the transaction price per share over the amount by which the NAV per share was adjusted, multiplied by the number of shares issued. Accretion to MCC’s net assets due to other capital action is calculated, in the case of repurchases by MCC of MCC Common Stock, as the excess of the amount by which the NAV per share was adjusted over the transaction price per share multiplied by the number of shares repurchased by MCC.

For the avoidance of doubt, the purpose of the new incentive fee calculation under the Fee Waiver Agreement is to permanently reduce aggregate fees payable to MCC Advisors by MCC, effective as of January 1, 2016. In order to ensure that MCC will pay MCC Advisors lesser aggregate fees on a cumulative basis, as calculated beginning January 1, 2016, at the end of each quarter, MCC also calculates the base management fee and incentive fee on net investment income owed by MCC to MCC Advisors based on the formula in place prior to January 1, 2016. If, at any time beginning January 1, 2016, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2016, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2016, MCC Advisors shall only be entitled to the lesser of those two amounts.

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the MCC Investment Management Agreement as of the termination date) and equals 20.0% of MCC’s cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to MCC Advisors.

Under GAAP, MCC calculates the second component of the incentive fee as if MCC had realized all assets at their fair values as of the reporting date. Accordingly, MCC accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional capital gains incentive fee is subject to the performance of investments until there is a realization event, the amount of the provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive that is ultimately realized and the differences could be material.

For the nine months ended June 30, 2018, MCC incurred net base management fees payable to MCC Advisors of $11.4 million and no incentive fees related to pre-incentive fee net investment income.

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The following is a graphical representation of the calculation of the income-related portion of the incentive fee effective as of January 1, 2016 pursuant to the Fee Waiver Agreement:

Pre-incentive Fee Net Investment Income

(Expressed as a Percentage of the Value of Net Assets)

Example 1: Income Related Portion of Incentive Fee:

●	Quarter 1

●	NAV at the start of Quarter 1 = $100.0 million (1 million shares)

●	Quarter 1 Ordinary Income = $5.0 million

●	Quarter 1 Issue 1 million shares at $101 per share = $1.0 million

●	Quarter 1 Capital Gain = $1.0 million

●	Quarter 1 Hurdle Amount = $1.5 million (calculated based on a quarterly 1.5% hurdle rate)

●	Quarter 1 Catchup Amount = $1.81818 million (calculated based on a quarterly 1.81818% rate)

●	Quarter 2

●	NAV at the start of Quarter 2 = $100.0 million (1 million shares)

●	Quarter 2 Ordinary Income = $1.5 million

●	Quarter 2 Capital Gain = $1.0 million

●	Quarter 2 Hurdle Amount = $1.5 million (calculated based on a quarterly 1.5% hurdle rate)

●	Quarter 2 Catchup Amount = $1.81818 million (calculated based on a quarterly 1.81818% rate)

●	Quarter 3

●	NAV at the start of Quarter 3 = $100.0 million (1 million shares)

●	Quarter 3 Ordinary Income = $4.0 million

●	Quarter 3 Repurchase 500,000 shares at $99 per share = $0.50 million

●	Quarter 3 Capital Loss = ($8.0) million

●	Quarter 3 Hurdle Amount = $1.5 million (calculated based on a quarterly 1.5% hurdle rate)

●	Quarter 3 Catchup Amount = $1.81818 million (calculated based on a quarterly 1.81818% rate)

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●	Quarter 4

●	NAV at the start of Quarter 4 = $100.0 million (1 million shares)

●	Quarter 4 Ordinary Income = $4.0 million

●	Quarter 4 Capital Gain = $3.0 million

●	Quarter 4 Hurdle Amount = $1.5 million (calculated based on a quarterly 1.5% hurdle rate)

●	Quarter 4 Catchup Amount = $1.81818 million (calculated based on a quarterly 1.81818% rate)

Determination of Incentive Fee Based on Income:

In Quarter 1, the Ordinary Income of $5.0 million exceeds the Hurdle Amount of $1.50 million and the Catchup Amount of $1.8182 million. There is $2 million of Net Capital Gains, including a capital gain of $1 million and accretion to MCC’s NAV of $1 million as a result of issuing shares at a transaction price that exceeds the NAV per share. As a result, an Incentive Fee based on income of $875,000 ((100% of $318,182) + (17.5% of $3,181,818)) is payable to MCC Advisors for Quarter 1.

In Quarter 2, the Quarter 2 Ordinary Income of $1.50 million does not exceed the Quarter 2 Hurdle Amount of $1.50 million, but the aggregate Ordinary Income for the Trailing Twelve Quarters of $6.50 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $3.0 million and the aggregate Catchup Amount for the Trailing Twelve Quarters of $3.6364 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $262,500 ($1,137,500 (100% of $636,364) + (17.5% of 2,863,636) minus $875,000 paid in Quarter 1) would be payable to MCC Advisors for Quarter 2.

In Quarter 3, the aggregate Ordinary Income of the Trailing Twelve Quarters of $10.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $4.5 million and the aggregate Catchup Amount for the Trailing Twelve Quarters of $5.4545 million. However, there is an aggregate Net Capital Loss of ($4.5) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $(87,500), calculated as follows:

(17.5% x ($10.5 million minus $4.5 million)) minus $1,137,500 paid in Quarters 1 and 2. Because the Incentive Fee Cap is a negative value, there is no Incentive Fee based on income payable to the adviser for Quarter 3.

In Quarter 4, the aggregate Ordinary Income of the Trailing Twelve Quarters of $14.50 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $6.0 million and the aggregate Catchup Amount for the Trailing Twelve Quarters of $7.2727 million. The calculation of the Incentive Fee based on income would be $1.40 million ($2,537,500 (100% of $1,272,727) + (17.5% of $7,227,272) minus $1,137,500 million paid in Quarters 1 and 2). However, there is an aggregate Net Capital Loss of $(1.50) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $1,137,500 calculated as follows:

(17.5% X ($14.5 million minus $1.5 million)) minus $1,137,500. Because the Incentive Fee Cap is positive but less than the Incentive Fee based on Income of $1.40 million calculated prior to the Incentive Fee Cap, an Incentive Fee based on Income of $1,137,500 is payable to MCC Advisors for Quarter 4.

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Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:  Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3:  FMV of Investment B determined to be $25 million

Year 4:  Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3:  None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2) (the $1.0 million difference would not be deducted from future capital gains incentive fees)

Year 4:  Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2:

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:  Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:  FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:  FMV of Investment B determined to be $35 million

Year 5:  Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

Year 3:  Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

Year 4:  None

Year 5:  None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3 (the $1.4 million difference would not be deducted from future capital gains incentive fees)

As noted above, in order to ensure that MCC will pay MCC Advisors a lesser base management fee and incentive fee on net investment income on a cumulative basis, as calculated beginning January 1, 2016, MCC will, at the end of each quarter, also calculate the base management fee and incentive fee on net investment income owed by MCC to MCC Advisors based on the formula in place prior to the Fee Waiver Agreement, and pay lesser of those two amounts. Set forth below is a description of the base management fee and the incentive fee on net investment income payable to MCC Advisors prior to the Fee Waiver Agreement.

Base Management Fee — Prior to Fee Waiver Agreement

The base management fee was calculated at an annual rate of 1.75% of MCC’s gross assets, and is payable quarterly in arrears. The base management fee is based on the average value of MCC’s gross assets at the end of the two most recently completed calendar quarters.

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Incentive Fee — Prior to Fee Waiver Agreement

The incentive fee based on net investment income was calculated as 20.0% of the amount, if any, by which MCC’s pre-incentive fee net investment income, expressed as a rate of return on the value of MCC’s net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, exceeds a 2.0% (which is 8.0% annualized) hurdle rate but also includes a “catch-up” provision. Under this provision, in any calendar quarter, MCC Advisors receives no incentive fee until MCC’s net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of MCC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MCC Advisors will receive 20% of MCC’s pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that MCC receives from portfolio companies accrued during the calendar quarter, minus MCC’s operating expenses for the quarter including the base management fee, expenses payable under the MCC Administration Agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that MCC has not yet received in cash.

Payment of MCC’s Expenses

All investment professionals and staff of MCC Advisors, when, and to the extent, engaged in providing investment advisory and management services to MCC, and the compensation and routine overhead expenses of such personnel allocable to such services, is provided and paid for by MCC Advisors. MCC bears all other costs and expenses of its operations and transactions, including those relating to:

●	its organization and continued corporate existence;

●	calculating its NAV (including the cost and expenses of any independent valuation firms);

●	expenses, including travel expense, incurred by MCC Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring its investments and, if necessary, enforcing its rights;

●	interest payable on debt incurred to finance its investments;

●	the costs of all offerings of common shares and other securities;

●	the base management fee and any incentive management fee;

●	distributions on its shares;

●	administration fees payable under the MCC Administration Agreement;

●	the allocated costs incurred by MCC Advisors as MCC’s administrator in providing managerial assistance to those portfolio companies that request it;

●	amounts payable to third parties relating to, or associated with, making investments;

●	transfer agent and custodial fees;

●	all registration and listing fees;

●	U.S. federal, state and local taxes;

●	independent directors’ fees and expenses;

●	costs of preparing and filing reports or other documents with the SEC or other regulators;

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●	the costs of any reports, proxy statements or other notices to MCC Stockholders, including printing costs;

●	its fidelity bond;

●	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	indemnification payments;

●	direct costs and expenses of administration, including audit and legal costs; and

●	all other expenses reasonably incurred by MCC or MCC Advisors in connection with administering MCC’s business, such as the allocable portion of overhead under the MCC Administration Agreement, including rent and other allocable portions of the cost of the Chief Financial Officer and Chief Compliance Officer and their respective staffs (including travel expenses).

MCC reimburses MCC Advisors for costs and expenses incurred for office space rental, office equipment and utilities allocable to the performance by MCC Advisors of its duties under the MCC Administration Agreement, as well as any costs and expenses incurred relating to any non-investment advisory, administrative or operating services provided to MCC or in the form of managerial assistance to portfolio companies that request it.

From time to time, MCC Advisors pays amounts owed by MCC to third party providers of goods or services. MCC subsequently reimburses MCC Advisors for such amounts paid on MCC’s behalf.

Limitation of Liability and Indemnification

The MCC Investment Management Agreement provides that MCC Advisors and its officers, directors, employees, agents or controlling persons are not liable to MCC or any of the MCC Stockholders for any act or omission by it or its employees in the supervision or management of MCC’s investment activities or for any loss sustained by MCC, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the MCC Investment Management Agreement. The MCC Investment Management Agreement also provides for indemnification by MCC of MCC Advisors’ members, directors, officers, employees, agents, associates and controlling persons for liabilities incurred by it in connection with their services to MCC, subject to the same limitations and to certain conditions.

Duration and Termination

The MCC Investment Management Agreement was initially approved by the MCC Board on November 3, 2010 and was executed on January 11, 2011. Pursuant to its terms and under the Investment Company Act, the MCC Investment Management Agreement had an initial two-year term, and then was subject to an annual approval by the MCC Board. Unless terminated earlier as described below, it will continue in effect from year to year if approved annually by the MCC Board or by the affirmative vote of the holders of a majority of MCC’s outstanding voting securities, including, in either case, approval by a majority of MCC’s directors who are not interested persons. The MCC Investment Management Agreement will automatically terminate in the event of its assignment. The MCC Investment Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks Relating to MCC’s Business — MCC depends upon senior management personnel of MCC Advisors for MCC’s future success, and if MCC Advisors is unable to retain qualified personnel or if MCC Advisors loses any member of its senior management team, MCC’s ability to achieve its investment objective could be significantly harmed.”

Annual Board Approval of the Investment Management Agreement

The MCC Board held an in-person meeting on December 5, 2017, in order to consider the annual approval and continuation of the MCC Investment Management Agreement. In its consideration of the MCC Investment Management Agreement, the MCC Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to MCC by its investment adviser, MCC Advisors; (b) the investment performance of MCC Advisors; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (d) MCC’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to MCC Advisors, in its capacity as MCC’s investment adviser or in its capacity as MCC’s administrator, from its relationships with MCC and the profitability of those relationships; (f) information about the services to be performed and the personnel performing such services under the MCC Investment Management Agreement; (g) the organizational capability and financial condition of MCC Advisors and its affiliates; and (h) various other factors.

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Based on the information reviewed and the discussions, the MCC Board, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the MCC Investment Management Agreement as being in the best interests of MCC Stockholders. Specifically, the MCC Board approved the extension of the MCC Investment Management Agreement for an additional period of one year beginning on January 19, 2018.

Notwithstanding the approval noted above, on December 3, 2015, MCC Advisors recommended and, in consultation with the MCC Board, agreed to reduce fees under the MCC Investment Management Agreement. As of January 1, 2016, the base management fee was reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors reduced its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee includes a netting mechanism and is subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the prior investment management agreement.

Administration Agreement

On January 19, 2011, MCC entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes MCC with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of MCC. MCC reimburses MCC Advisors for its allocable portion of overhead and other expenses incurred by it performing its obligations under the MCC Administration Agreement, including rent and its allocable portion of the cost of MCC’s Chief Financial Officer and Chief Compliance Officer and their respective staff. From time to time, MCC’s administrator may pay amounts owed by MCC to third-party service providers and MCC will subsequently reimburse its administrator for such amounts paid on its behalf. For the nine months ended June 30, 2018 and the year ended September 30, 2017, MCC incurred $2.8 million and $3.8 million in administrator expenses, respectively.

The MCC Board approved the continuation of the MCC Administration Agreement on December 5, 2017, which extended the term of the MCC Administration Agreement for an additional period of one year beginning on January 19, 2018. Based on the information relating to the terms of the MCC Administration Agreement and the discussions held, the MCC Board, including a majority of the non-interested directors, approved the MCC Administration Agreement as being in the best interests of MCC Stockholders. The MCC Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

License Agreement

MCC has entered into a license agreement with Medley Capital LLC under which Medley Capital LLC has agreed to grant MCC a non-exclusive, royalty-free license to use the name “Medley”. Under the license agreement, MCC will have a right to use the “Medley” name for so long as MCC Advisors or one of its affiliates remains MCC’s investment adviser. Other than with respect to this limited license, MCC has no legal right to the “Medley” name. This license agreement will remain in effect for so long as the MCC Investment Management Agreement with MCC Advisors is in effect.

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Regulation

General

MCC has elected to be regulated as a BDC under the Investment Company Act. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons”, as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that McKay not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by “a majority of its outstanding voting securities.”

MCC may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. MCC does not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, except for registered money market funds, MCC generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of more than one investment company. With regard to that portion of MCC’s portfolio invested in securities issued by investment companies, it should be noted that such investments might subject MCC Stockholders to additional expenses. None of MCC’s investment policies are fundamental and any may be changed without MCC Stockholder approval.

Qualifying Assets

Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to MCC’s business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

●	is organized under the laws of, and has its principal place of business in, the United States;

●	is not an investment company (other than a small business investment company wholly owned by MCC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

●	satisfies either of the following:

●	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

●	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

(2)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and MCC already owns 60% of the outstanding equity of the eligible portfolio company.

(3)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(4)	Securities of any eligible portfolio company which MCC controls.

(5)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. MCC may adjust its investment focus needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

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Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying Assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% requirement, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets”, as described above, MCC’s investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which MCC refers to, collectively, as temporary investments, so that 70% of its assets are qualifying assets. Typically, MCC will invest in highly rated commercial paper, U.S. Government agency notes, and U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as MCC, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of MCC’s assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes will typically require MCC to limit the amount it invests with any one counterparty.  MCC Advisors will monitor the creditworthiness of the counterparties with which MCC enters into repurchase agreement transactions.

Senior Securities

MCC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to MCC Common Stock if its asset coverage, as defined in the Investment Company Act, is at least equal to 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, MCC may be prohibited from making distributions to MCC Stockholders or the repurchasing of such securities or shares unless MCC meets the applicable asset coverage ratios at the time of the distribution or repurchase. MCC may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to MCC — Risks Related to MCC’s Business — If MCC uses borrowed funds to make investments or fund its business operations, MCC will be exposed to risks typically associated with leverage which will increase the risk of investing in MCC.”

On March 26, 2013, MCC’s wholly owned subsidiary, the SBIC Subsidiary, received a SBIC license from the SBA. In anticipation of receiving an SBIC license, on November 16, 2012, MCC obtained an exemptive order from the SEC to permit MCC to exclude the debt of the SBIC Subsidiary guaranteed by the SBA from the 200% asset coverage ratio MCC is required to maintain under the Investment Company Act. Pursuant to the 200% asset coverage ratio limitation, MCC is permitted to borrow one dollar for every dollar it has in assets less all liabilities and indebtedness not represented by debt securities issued by MCC or loans obtained by MCC.

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The exemptive order provides MCC with increased flexibility under the 200% asset coverage test by permitting the SBIC Subsidiary to borrow up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) more than MCC would otherwise be able to absent the receipt of this exemptive order. As a result, MCC would, in effect, be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the Investment Company Act. For example, MCC would be able to borrow up to $150.0 million more than the approximately $318.4 million permitted under the asset coverage ratio limit as of June 30, 2018. For additional information on SBA regulations that will affect its access to SBA-guaranteed debentures, see ‘‘Risk Factors — Risks Relating to MCC — Risks Relating to MCC’s Business.” The SBIC Subsidiary is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on MCC’s operations.

Code of Ethics

MCC and MCC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by MCC, so long as such investments are made in accordance with the code of ethics’ requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available at MCC’s website, www.medleycapitalcorp.com, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Policy

MCC is committed to maintaining the privacy of MCC Stockholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information MCC collects, how it protects that information and why, in certain cases, it may share information with select other parties.

Generally, MCC does not receive any nonpublic personal information relating to MCC Stockholders, although certain nonpublic personal information of MCC Stockholders may become available to MCC. MCC does not disclose any nonpublic personal information about MCC Stockholders or former MCC Stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

MCC restricts access to nonpublic personal information about MCC Stockholders to MCC Advisors’ employees with a legitimate business need for the information. MCC maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of MCC Stockholders.

Proxy Voting Policies and Procedures

MCC has delegated its proxy voting responsibility to MCC Advisors. The Proxy Voting Policies and Procedures of MCC Advisors are set forth below. The guidelines are reviewed periodically by MCC Advisors and the MCC Board’s independent directors, and, accordingly, are subject to change.

MCC Advisors is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, MCC Advisors will have fiduciary duties to MCC. As part of this duty, MCC Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in MCC’s best interests and the best interests of MCC Stockholders. MCC Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

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These policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

MCC Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and MCC Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

MCC Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by MCC Stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If MCC Advisors has determined that management is generally socially responsible, MCC Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. MCC Advisors will generally vote in favor of such proposals provided the position of current MCC Stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. MCC Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, MCC Advisors believes stability and continuity promote profitability. MCC Advisors’ guidelines in this area seek a balanced view and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, MCC Advisors must consult with its Chief Compliance Officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, MCC Advisors’ employees shall vote the proxy in accordance with MCC Advisors’ proxy voting policy.

Proxy Voting Records

You may obtain information about how MCC voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer

Medley Capital Corporation

280 Park Avenue, 6th Floor East

New York, NY 10017

Other

Under the Investment Company Act, MCC is not generally able to issue and sell MCC Common Stock at a price below NAV per share. MCC may, however, issue and sell MCC Common Stock, at a price below the current NAV of the MCC Common Stock, or issue and sell warrants, options or rights to acquire such MCC Common Stock, at a price below the current NAV of the MCC Common Stock if the MCC Board determines that such sale is in MCC’s best interest and in the best interests of MCC Stockholders, and MCC Stockholders have approved MCC’s policy and practice of making such sales within the preceding 12 months. In any such case, the price at which MCC’s securities are to be issued and sold may not be less than a price which, in the determination of the MCC Board, closely approximates the market value of such securities. However, MCC currently does not have the requisite stockholder approval, nor does it have any current plans to seek stockholder approval, to sell or issue shares of MCC Common Stock at a price below NAV per share.

In addition, at MCC’s 2012 Annual Meeting of Stockholders, MCC received approval from MCC Stockholders to authorize MCC, with the approval of the MCC Board, to issue securities to, subscribe to, convert to, or purchase shares of the MCC Common Stock in one or more offerings, subject to certain conditions as set forth in the proxy statement. Such authorization has no expiration.

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MCC expects to be periodically examined by the SEC for compliance with the Investment Company Act.

MCC is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect MCC against larceny and embezzlement. Furthermore, as a BDC, MCC is prohibited from protecting any director or officer against any liability to it or MCC Stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

MCC and MCC Advisors adopted written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. MCC and MCC Advisors have designated a Chief Compliance Officer to be responsible for administering the policies and procedures.

Small Business Investment Company Regulations

On March 26, 2013, MCC’s wholly owned subsidiary, the SBIC Subsidiary, a Delaware limited partnership, received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Company Act of 1958, as amended.

The SBIC license allows the SBIC Subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC Subsidiary’s assets over MCC Stockholders in the event MCC liquidates the SBIC Subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC Subsidiary upon an event of default.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. SBA regulations currently limit the amount that an SBIC may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, the U.S. Senate passed the Small Business Investment Opportunity Act, which the President signed into law, that amended the Small Business Investment Act of 1958 by increasing the individual leverage limit from $150 million to $175 million, subject to SBA approvals.

Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, a SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative industry size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are generally based on the number of employees or gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the company at the time of the follow-on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

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The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow a SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to provide financing to an "associate" as defined under the SBIC regulations, without a prior written exemption from the SBA. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. The SBA, as a creditor, will have a superior claim to the SBIC Subsidiary’s assets over MCC Stockholders in the event MCC liquidates the SBIC Subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC Subsidiary upon an event of default.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA. If an SBIC fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit the SBIC’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit the SBIC from making new investments. In addition, the SBIC may also be limited in its ability to make distributions to MCC if it does not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect MCC because the SBIC Subsidiary is MCC’s wholly owned subsidiary.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by MCC or any obligation that MCC or any of its subsidiaries may incur.

Election to be Taxed as a RIC

As a BDC, MCC has elected and qualified to be treated as a RIC under Subchapter M of the Code. As a RIC, MCC generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it timely distributes to MCC Stockholders as dividends. To qualify as a RIC, MCC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, MCC must distribute to MCC Stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Distribution Requirement”). The SBIC Subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to MCC that may be necessary to enable MCC to maintain its status as a RIC. MCC may have to request a waiver of the SBA’s restrictions for the SBIC Subsidiary to make certain distributions to maintain its RIC tax treatment. MCC cannot assure you that the SBA will grant such a waiver.

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Taxation as a RIC

As a RIC, if MCC satisfies the Distribution Requirement, it will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, MCC distributes to MCC Stockholders. MCC will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to MCC Stockholders.

MCC will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31. Depending on the level of investment company taxable income (“ICTI”) earned in a tax year, MCC may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI. To the extent that MCC determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, MCC accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In order to qualify as a RIC for U.S. federal income tax purposes, MCC must, among other things:

●	qualify to be treated as a BDC under the Investment Company Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

●	diversify its holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by MCC and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

MCC may invest in partnerships, including qualified publicly traded partnerships, which may result in its being subject to state, local or foreign income and franchise or withholding liabilities.

Any underwriting fees paid by MCC are not deductible. MCC may be required to recognize taxable income in circumstances in which MCC does not receive cash. For example, if MCC holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), MCC must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by MCC in the same taxable year. Because any original issue discount accrued will be included in its investment company taxable income for the year of accrual, MCC may be required to make a distribution to MCC Stockholders in order to satisfy the Distribution Requirement, even though MCC will not have received any corresponding cash amount.

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Certain of MCC’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause MCC to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. MCC intends to monitor its transactions and may make certain tax elections to mitigate the effect of these provisions and prevent its disqualification as a RIC.

Gains or losses realized by MCC from warrants acquired as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long MCC held a particular warrant.

Although MCC does not presently expect to do so, MCC is authorized to borrow funds and to sell assets in order to satisfy the Distribution Requirement or the excise tax requirement. However, under the Investment Company Act, MCC is not permitted to make distributions to MCC Stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “— Senior Securities” above. Moreover, MCC’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its qualification as a RIC, including the Diversification Tests. If MCC disposes of assets in order to meet the Distribution Requirement or the excise tax requirement, MCC may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that MCC may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify MCC as a RIC for a failure to satisfy the 90% Income Test, MCC may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce its return on such income and fees.

Failure to Qualify as a RIC

If MCC were unable to continue to qualify for treatment as a RIC, MCC would be subject to tax on all of its taxable income at regular corporate rates. MCC would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to MCC Stockholders as ordinary dividend income to the extent of its current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If MCC fails to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year MCC may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if MCC had been liquidated) that MCC elects to recognize on requalification or when recognized over the next ten years.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF MCC

The information contained in this section should be read in conjunction with the “Selected Financial and Other Data of MCC,” the “Unaudited Selected Pro Forma Condensed Consolidated Financial Data of the Combined Company,” the “Unaudited Pro Forma Condensed Combined Financial Statements” and MCC’s, Sierra’s, and MDLY’s financial statements and notes thereto appearing elsewhere in this Joint Proxy Statement/Prospectus.

MCC cannot assure you that the MCC Merger will be completed as scheduled, or at all. See “Description of the Mergers” and the “Description of the MCC Merger Agreement,” “Description of the MDLY Merger Agreement,” and “Risk Factors” for a description of the principal risks relating to the Mergers, the Combined Company following the successful completion of the Mergers, Sierra, MCC, and MDLY.

Overview

MCC is an externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the Investment Company Act. In addition, MCC has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code.

MCC commenced operations and completed its initial public offering on January 20, 2011. MCC’s investment activities are managed by MCC Advisors and supervised by the MCC Board, of which a majority of its members are independent.

MCC’s investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies fund acquisitions, growth or refinancing. MCC’s portfolio generally consists of senior secured first lien term loans and senior secured second lien term loans. Occasionally, MCC receives warrants or other equity participation features, which MCC believes will increase the total investment returns.

On January 26, 2018, MCC priced a debt offering in Israel of $121.3 million Series A Notes (the “2024 Notes”). The 2024 Notes will mature on February 27, 2024 and the principal will be payable in four annual installments, of which 25% will be payable on each February 27 for the years 2021 through 2024. The 2024 Notes are listed on the Tel Aviv Stock Exchange (“TASE”) and denominated in New Israeli Shekels, but linked to the US Dollar at a fixed exchange rate which mitigates any currency exposure to MCC. The 2024 Notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration under the Securities Act or in transactions exempt from, or not subject to, such registration requirements. In connection with the offering of the 2024 Notes, MCC dual listed MCC Common Stock on TASE.

As a BDC, MCC is required to comply with certain regulatory requirements. For instance, MCC generally has to invest at least 70% of its total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, MCC is only allowed to borrow money such that its asset coverage, as defined in the Investment Company Act, equals at least 200% (or 150% if, pursuant to recent legislation, certain requirements are met) after such borrowing, with certain limited exceptions. To maintain its RIC tax treatment, MCC must meet specified source-of-income and asset diversification requirements. To maintain its RIC tax treatment under Subchapter M for U.S. federal income tax purposes, MCC must timely distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

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Revenues

MCC generates revenue in the form of interest income on the debt that it holds and capital gains, if any, on warrants or other equity interests that MCC may acquire in portfolio companies. MCC invests its assets primarily in privately held companies with enterprise or asset values between $25 million and $250 million and focuses on investment sizes of $10 million to $50 million. MCC believes that pursuing opportunities of this size offers several benefits including reduced competition, a larger investment opportunity set and the ability to minimize the impact of financial intermediaries. MCC expects its debt investments to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either monthly or quarterly. In some cases MCC’s debt investments may provide for a portion of the interest to be PIK. To the extent interest is PIK, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, MCC may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with MCC’s investments and recognized as earned.

Expenses

MCC’s primary operating expenses include the payment of management and incentive fees pursuant to the MCC Investment Management Agreement it has with MCC Advisors and overhead expenses, including MCC’s allocable portion of its administrator’s overhead under the MCC Administration Agreement. MCC’s management and incentive fees compensate MCC Advisors for its work in identifying, evaluating, negotiating, closing and monitoring its investments. MCC bears all other costs and expenses of its operations and transactions, including those relating to:

●	its organization and continued corporate existence;

●	calculating its NAV (including the cost and expenses of any independent valuation firms);

●	expenses incurred by MCC Advisors payable to third parties, including agents, consultants or other advisers, in monitoring MCC’s financial and legal affairs and in monitoring its investments and performing due diligence on its prospective portfolio companies;

●	interest payable on debt, if any, incurred to finance its investments;

●	the costs of all offerings of common stock and other securities, if any;

●	the base management fee and any incentive fee;

●	distributions on its shares;

●	administration fees payable under the MCC Administration Agreement;

●	the allocated costs incurred by MCC Advisors in providing managerial assistance to those portfolio companies that request it;

●	amounts payable to third parties relating to, or associated with, making investments;

●	transfer agent and custodial fees;

●	registration fees and listing fees;

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●	U.S. federal, state and local taxes;

●	independent director fees and expenses;

●	costs of preparing and filing reports or other documents with the SEC or other regulators;

●	the costs of any reports, proxy statements or other notices to MCC Stockholders, including printing costs;

●	MCC’s fidelity bond;

●	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	indemnification payments;

●	direct costs and expenses of administration, including audit and legal costs; and

●	all other expenses reasonably incurred by MCC or MCC Advisors in connection with administering MCC’s business, such as the allocable portion of overhead under its administration agreement, including rent and other allocable portions of the cost of its Chief Financial Officer and Chief Compliance Officer and their respective staffs (including travel expenses).

Portfolio and Investment Activity

As of June 30, 2018 and September 30, 2017, MCC’s portfolio had a fair market value of approximately $634.9 million and $837.0 million, respectively. The following table summarizes MCC’s portfolio and investment activity three and nine months ended June 30, 2018 and 2017 (dollars in thousands):

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
Investments made in new portfolio companies	$13,037	$47,462	$94,094	$125,332
Investments made in existing portfolio companies	16,800	27,936	38,676	49,387
Aggregate amount in exits and repayments	(117,717)	(118,959)	(245,113)	(194,082)
Net investment activity	$(87,880)	$(43,561)	$(112,343)	$(19,363)

Portfolio Companies, at beginning of period	64	64	64	58
Number of new portfolio companies	2	16	10	27
Number of exited portfolio companies	(4)	(20)	(12)	(25)
Portfolio companies, at end of period	62	60	62	60

Number of investments in existing portfolio companies	12	9	16	14

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The following table summarizes the amortized cost and the fair value of MCC’s average portfolio company investment, including MCC Senior Loan Strategy JV I LLC (“MCC JV”), and largest portfolio company investment, excluding MCC JV, as of June 30, 2018 and September 30, 2017 (dollars in thousands):

	June 30, 2018		September 30, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Average portfolio company investment	$12,128	$10,240	$14,282	$13,078
Largest portfolio company investment	31,469	31,469	52,137	50,667

The following table summarizes the amortized cost and the fair value of investments as of June 30, 2018 (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$469,700	62.5%	$384,286	60.5%
Senior Secured Second Lien Term Loans	47,657	6.3	47,434	7.5
Senior Secured First Lien Notes	20,000	2.7	20,154	3.2
Unsecured Debt	23,734	3.2	1,007	0.2
MCC Senior Loan Strategy JV I LLC	78,575	10.4	78,231	12.3
Equity/Warrants	112,270	14.9	103,756	16.3
Total	$751,936	100.0%	$634,868	100.0%

The following table summarizes the amortized cost and the fair value of investments as of September 30, 2017 (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$559,461	61.2%	$537,163	64.2%
Senior Secured Second Lien Term Loans	161,885	17.7	135,826	16.2
Senior Secured First Lien Notes	26,768	2.9	27,545	3.3
Unsecured Debt	22,728	2.5	—	—
MCC Senior Loan Strategy JV I LLC	56,087	6.1	56,138	6.7
Equity/Warrants	87,124	9.6	80,319	9.6
Total	$914,053	100.0%	$836,991	100.0%

As of June 30, 2018, MCC’s income-bearing investment portfolio, which represented 71.3% of its total portfolio, had a weighted average yield based upon cost of its portfolio investments of approximately 10.0%, and 79.1% of its income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 20.9% bore interest at fixed rates. As of June 30, 2018, the weighted average yield based upon cost of MCC’s total portfolio was approximately 6.0%. The weighted average yield of MCC’s total portfolio does not represent the total return to MCC Stockholders.

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MCC Advisors regularly assesses the risk profile of each MCC investment and rates each of them based on the following categories, which MCC refers to as the MCC Advisors’ investment credit rating:

Credit Rating	Definition

1	Investments that are performing above expectations.

2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination.

All new loans are rated ‘2’.

3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.

Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.

4	Investments that are performing below expectations and for which risk has increased materially since origination.

Some loss of interest or dividend is expected but no loss of principal.

In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).

5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.

Most or all of the debt covenants are out of compliance and payments are substantially delinquent.

Some loss of principal is expected.

The following table shows the distribution of MCC’s investments on the 1 to 5 investment performance rating scale at fair value as of June 30, 2018 and September 30, 2017 (dollars in thousands):

	June 30, 2018		September 30, 2017
Investment Performance Rating	Fair Value	Percentage	Fair Value	Percentage
1	$32,419	5.1%	$42,346	5.1%
2	435,961	68.7	527,410	63.0
3	90,337	14.2	139,481	16.7
4	10,010	1.6	69,864	8.3
5	66,141	10.4	57,890	6.9
Total	$634,868	100.0%	$836,991	100.0%

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Results of Operations

Operating results for the three and nine months ended June 30, 2018 and 2017 are as follows (dollars in thousands):

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
Total investment income	$13,945	$23,695	$51,611	$74,108
Total expenses, net	13,041	14,126	39,790	46,095
Net investment income before excise taxes	904	9,569	11,821	28,013
Excise tax expense	—	—	(158)	(267)
Net investment income	904	9,569	11,663	27,746
Net realized gains/(losses) from investments	(35,000)	(55,083)	(58,352)	(61,371)
Net unrealized appreciation/(depreciation) on investments	7,247	47,730	(40,006)	30,374
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	194	783	474	783
Loss on extinguishment of debt	(11)	—	(1,168)	(456)
Net increase/(decrease) in net assets resulting from operations	$(26,666)	$2,999	$(87,389)	$(2,924)

Investment Income

For the three and nine months ended June 30, 2018, investment income totaled $13.9 million and $51.6 million, respectively, of which $13.1 million and $48.4 million was attributable to portfolio interest and dividend income, and $0.8 million and $3.2 million to fee income.

For the three and nine months ended June 30, 2017, investment income totaled $23.7 million and $74.1 million, respectively, of which $21.8 million and $69.3 million was attributable to portfolio interest and dividend income, and $1.9 million and $4.8 million to fee income.

Operating Expenses

Operating expenses for the three and nine months ended June 30, 2018 and 2017 are as follows (dollars in thousands):

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
Base management fees	$3,533	$4,450	$11,376	$13,461
Incentive fees	—	—	—	896
Interest and financing expenses	6,754	7,321	20,983	24,238
Administrator expenses	950	1,075	2,774	2,988
General and administrative	474	424	1,903	1,904
Professional fees	679	616	1,821	1,930
Directors fees	521	152	919	472
Insurance	130	99	394	298
Expenses before management and incentive fee waivers	13,041	14,137	40,170	46,187
Management fee waiver	—	(11)	(380)	(48)
Incentive fee waiver	—	—	—	(44)
Expenses, net of management and incentive fee waivers	$13,041	$14,126	$39,790	$46,095

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For the three months ended June 30, 2018, total operating expenses before management and incentive fee waivers decreased by $1.1 million, or 7.8%, compared to the three months ended June 30, 2017. For the nine months ended June 30, 2018, total operating expenses before management and incentive fee waivers decreased by $6.0 million, or 13.0%, compared to the nine months ended June 30, 2017.

Interest and Financing Expenses

Interest and financing expenses for the three months ended June 30, 2018 decreased by $0.6 million, or 7.7%, compared to the three months ended June 30, 2017. The decrease in interest and financing expenses was primarily due to the $102.0 million repayment of the Senior Secured Term Loan Credit Facility (the “Term Loan Facility), the reduction of the Senior Secured Revolving Credit Facility (the “Revolving Credit Facility”) commitment to $150.0 million from $200.0 million, the redemption of $13.0 million of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes,”), partially offset by an increase in LIBOR rates and the pricing of the 2024 Notes.

Interest and financing expenses for the nine months ended June 30, 2018 decreased by $3.3 million, or 13.4%, compared to the nine months ended June 30, 2017. The decrease in interest and financing expenses was primarily due to the $102.0 million repayment of the Term Loan Facility, the reduction of the Revolving Credit Facility commitment to $150.0 million from $200.0 million, the redemption of $13.0 million of the 2023 Notes and the repayment of the 7.125% unsecured notes (the “2019 Notes”) in February 2017, partially offset by an increase in LIBOR rates and the pricing of the 2024 Notes.

Base Management Fees and Incentive Fees

Base management fees for the three months ended June 30, 2018 decreased by $0.9 million, or 20.6%, compared to the three months ended June 30, 2017 due to the decline in the portfolio during the period. There were no incentive fees payable to MCC Advisors for the three months ended June 30, 2018 and 2017.

Base management fees for the nine months ended June 30, 2018 decreased by $2.1 million, or 15.5%, compared to the nine months ended June 30, 2017 due to the decline in the portfolio during the period. Incentive fees for the nine months ended June 30, 2018 decreased by $0.9 million, or 100.0%, compared to the nine months ended June 30, 2017 due to the decrease in pre-incentive fee net investment income.

Professional Fees and Other General and Administrative Expenses

Professional fees and general and administrative expenses for the three months ended June 30, 2018 increased by $0.4 million, or 16.4%, compared to the three months ended June 30, 2017 primarily due to an increase in directors expenses, legal expenses, insurance expenses, and general and administrative expenses, offset by a decrease to administrative expenses, audit expenses, and valuation expenses.

Professional fees and general and administrative expenses for the nine months ended June 30, 2018 increased by $0.2 million, or 2.9%, compared to the nine months ended June 30, 2017 primarily due to an increase in directors expenses, legal expenses, and insurance expenses, offset by a decrease in audit expenses, administrator expenses, valuation expenses, and general and administrative expenses.

Net Realized Gains/Losses from Investments

MCC measures realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the three and nine months ended June 30, 2018, MCC recognized $35.0 million and $58.4 million of realized loss on its portfolio investments, respectively, primarily due to the non-cash restructuring transaction of certain investments and the sale of one of its investments.

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During the three and nine months ended June 30, 2017, MCC recognized $55.1 million and $61.4 million of realized loss on its portfolio investments, respectively. The realized loss of $55.1 million was primarily due to the liquidation of one investment, the non-cash restructuring transaction of one investment as well as the write off of certain investments. The realized loss of $61.4 million was primarily due to the aforementioned events as well as the non-cash restructuring transactions of one investment.

Realized loss on extinguishment of debt

In the event that MCC modifies or extinguishes its debt prior to maturity, MCC accounts for it in accordance with ASC 470-50, Modifications and Extinguishments, in which it measures the difference between the reacquisition price of the debt and the net carrying amount of the debt, which includes any unamortized debt issuance costs.

During the three and nine months ended June 30, 2018, MCC recognized a loss on extinguishment of debt of $10,848 and $1.2 million, respectively, from the payment of the remaining $102.0 million outstanding under the Term Loan Facility as well as the $13.0 million partial redemption of the 2023 Notes.

During the three months ended June 30, 2017, MCC did not recognize a loss on extinguishment of debt. During the nine months ended June 30, 2017, MCC recognized a $0.5 million loss on extinguishment of debt from the redemption of the 2019 Notes.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation or depreciation on investments reflects the net change in the fair value of MCC’s investment portfolio. For the three and nine months ended June 30, 2018, MCC had $7.2 million of net unrealized appreciation on investments and $40.0 million of net unrealized depreciation on investments, respectively. For the three and nine months ended June 30, 2017, MCC had $47.7 million and $30.4 million of net unrealized appreciation on investments, respectively.

Provision for Deferred Taxes on Unrealized Appreciation on Investments

Certain consolidated subsidiaries of MCC are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with MCC for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the three and nine months ended June 30, 2018, the change in provision for deferred taxes on the unrealized depreciation on investments was $0.2 million and $0.5 million, respectively. For the three and nine months ended June 30, 2017, the change in provision for deferred taxes on the unrealized depreciation on investments was $0.8 million and $0.8 million, respectively.

Changes in Net Assets from Operations

For the three months ended June 30, 2018, MCC recorded a net decrease in net assets resulting from operations of $26.7 million compared to a net increase in net assets resulting from operations of $3.0 million for the three months ended June 30, 2017 as a result of the factors discussed above. Based on 54,474,211 weighted average common shares outstanding for the three months ended June 30, 2018 and 2017, MCC’s per share net decrease in net assets resulting from operations was $0.49 for the three months ended June 30, 2018 compared to a per share net increase in net assets resulting from operations of $0.06 for the three months ended June 30, 2017.

For the nine months ended June 30, 2018, MCC recorded a net decrease in net assets resulting from operations of $87.4 million compared to a net decrease in net assets resulting from operations of $2.9 million for the nine months ended June 30, 2017 as a result of the factors discussed above. Based on 54,474,211 weighted average common shares outstanding for the nine months ended June 30, 2018 and 2017, MCC’s per share net decrease in net assets resulting from operations was $1.60 for the nine months ended June 30, 2018 compared to a per share net decrease in net assets resulting from operations of $0.05 for the nine months ended June 30, 2017.

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Financial Condition, Liquidity and Capital Resources

As a RIC, MCC distributes substantially all of its net income to MCC Stockholders and has an ongoing need to raise additional capital for investment purposes. To fund growth, MCC has a number of alternatives available to increase capital, including raising equity, increasing debt, and funding from operational cash flow.

MCC’s liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, advances from the Revolving Credit Facility and net proceeds from the issuance of notes as well as cash flows from operations.

As of June 30, 2018, MCC had $144.0 million in cash and cash equivalents. In the future, MCC may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. MCC’s primary use of funds is investments in its targeted asset classes, cash distributions to MCC Stockholders, and other general corporate purposes.

In order to continue to qualify as a RIC under the Code, MCC intends to distribute to MCC Stockholders substantially all of its taxable income, but it may also elect to periodically spill over certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, for each taxable year MCC generally is required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock it may issue in the future, of at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met). This requirement limits the amount that MCC may borrow.

Credit Facility

Term Loan Facility

MCC had a Term Loan Facility which was scheduled to mature on July 28, 2020.

On September 1, 2017, MCC reduced the Term Loan Facility commitment to $102.0 million from $174.0 million. The reduction was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.6 million and was recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.

On January 31, 2018, MCC voluntarily prepaid the remaining $102.0 million outstanding on the Term Loan Facility. The payment was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.9 million and was recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.

Revolving Credit Facility

Prior to September 30, 2018, MCC had a Revolving Credit Facility with ING Capital LLC, as Administrative Agent, in order to borrow funds to make additional investments. Effective as of September 30, 2018, the Revolving Credit Facility was terminated.

Prior to its termination, the pricing on the Revolving Credit Facility was LIBOR (with no minimum) plus 2.75%, which was to decrease by an additional 25 basis points upon receiving an investment grade rating from Standard & Poor’s. The Revolving Credit Facility’s revolving period was scheduled to end on July 28, 2019, followed by a one year amortization period and a final maturity on July 28, 2020.

On February 14, 2017, MCC elected to reduce the total commitment of the Revolving Credit Facility to $200.0 million from $343.5 million. The reduction was accounted for as a debt modification to a line-of credit or revolving-debt arrangement in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to an acceleration of debt issuance costs in the amount of $1.3 million and recorded on the Consolidated Statements of Operations as a component of interest and financing expenses.

540

On February 12, 2018, MCC elected to reduce the total commitment of the Revolving Credit Facility to $150.0 million from $200.0 million. The reduction was accounted for as a debt modification to a line-of credit or revolving-debt arrangement in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to an acceleration of debt issuance costs in the amount of $0.4 million and recorded on the Consolidated Statements of Operations as a component of interest and financing expenses.

Borrowings under the Revolving Credit Facility were subject to, among other things, a minimum borrowing/collateral base, and substantially all of MCC’s assets are pledged as collateral. In addition, the Revolving Credit Facility required MCC to, among other things (i) make representations and warranties regarding the collateral as well MCC’s business and operations, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants. The documentation for Revolving Credit Facility also included default provisions such as the failure to make timely payments, the occurrence of a change in control and the failure by MCC to materially perform under the operative agreements governing the Revolving Credit Facility, which, if not complied with, could accelerate repayment, thereby materially and adversely affecting MCC’s liquidity, financial condition and results of operations.

As of June 30, 2018, total commitment under the Revolving Credit Facility was $150.0 million and there was $1.5 million outstanding thereunder. However, that amount was subsequently repaid, and the Revolving Credit Facility was terminated as of September 30, 2018.

Unsecured Notes

2019 Notes

On March 21, 2012, MCC issued $40.0 million in aggregate principal amount of the 2019 Notes. The 2019 Notes bore interest at a rate of 7.125% per year, and were payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The 2019 Notes were listed on the NYSE and traded thereon under the trading symbol “MCQ”. On February 22, 2017, the 2019 Notes were redeemed at par plus accrued and unpaid interest. The redemption was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.5 million.

2021 Notes

On December 17, 2015, MCC issued $70.8 million in aggregate principal amount of 6.50% unsecured notes that mature on January 30, 2021 (the “2021 Notes”). On January 14, 2016, MCC closed an additional $3.25 million in aggregate principal amount of the 2021 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes. The 2021 Notes may be redeemed in whole or in part at any time or from time to time at MCC’s option on or after January 30, 2019. The 2021 Notes bear interest at a rate of 6.50% per year, payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning January 30, 2016. The 2021 Notes are listed on the NYSE and trade thereon under the trading symbol ‘‘MCX’’.

2023 Notes

On March 18, 2013, MCC issued $60.0 million in aggregate principal amount of 2023 Notes. As of March 30, 2016, the 2023 Notes may be redeemed in whole or in part at any time or from time to time at MCC’s option. On March 26, 2013, MCC closed an additional $3.5 million in aggregate principal amount of 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2013. The 2023 Notes are listed on the NYSE and trade thereon under the trading symbol “MCV”.

On December 12, 2016, MCC entered into an ATM debt distribution agreement with FBR Capital Markets & Co., through which MCC could offer for sale, from time to time, up to $40.0 million in aggregate principal amount of the 2023 Notes. MCC sold 1,573,872 of the 2023 Notes at an average price of $25.03 per note, and raised $38.6 million in net proceeds, since inception of the ATM debt distribution agreement.

541

On March 10, 2018, MCC redeemed $13.0 million in aggregate principal amount of the 2023 Notes. The redemption was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.4 million and was recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.

2024 Notes

On January 26, 2018, MCC priced a debt offering in Israel of $121.3 million in aggregate principal amount of the 2024 Notes that mature on February 27, 2024 and the principal will be payable in four annual installments, of which 25% will be payable on each February 27 for the years 2021 through 2024. As of March 27, 2018, the 2024 Notes may be redeemed in whole or in part at any time or from time to time at MCC’s option. The 2024 Notes bear interest at a rate of 5.30% per year, payable semi-annually on February 27 and August 27 of each year, beginning August 27, 2018.

The deed of trust governing the 2024 Notes includes certain customary covenants, including minimum equity requirements, and events of default. The 2024 Notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration under the Securities Act or in transactions exempt from, or not subject to, such registration requirements. The 2024 Notes are listed for trading on the TASE and denominated in New Israeli Shekels, but linked to the US Dollar at a fixed exchange rate which mitigates any currency exposure to MCC. In connection with the offering of the 2024 Notes, MCC dual listed its MCC Common Stock on the TASE.

On June 5, 2018, MCC announced that, on June 1, 2018, the MCC Board authorized MCC to repurchase and retire up to $20 million of MCC’s outstanding 2024 Notes on TASE. Execution of the repurchase plan is subject to an open trading window for MCC and continued liquidity at that time and is expected to continue until the full authorized amount is purchased or market conditions change. The repurchase of the 2024 Notes is not expected to result in any material tax consequences to MCC or its note holders.

SBA Debentures

On March 26, 2013, MCC’s wholly owned subsidiary, the SBIC Subsidiary received an SBIC license from the SBA under Section 301(c) of the Small Business Investment Company Act of 1958, as amended.

The SBIC license allows the SBIC Subsidiary to obtain leverage by issuing SBA-guaranteed debentures ("SBA Debentures"), subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA Debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA Debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA Debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC Subsidiary’s assets over MCC Stockholders in the event MCC liquidates the SBIC Subsidiary or the SBA exercises its remedies under the SBA Debentures issued by the SBIC Subsidiary upon an event of default.

SBA regulations currently limit the amount that the SBIC Subsidiary may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, the U.S. Senate passed the Small Business Investment Opportunity Act, which the President signed into law, that amended the Small Business Investment Act of 1958 by increasing the individual leverage limit from $150 million to $175 million, subject to SBA approvals.

On November 16, 2012, MCC obtained an exemptive order from the SEC to permit it to exclude the debt of the SBIC Subsidiary guaranteed by the SBA from MCC’s 200% asset coverage test under the Investment Company Act. The exemptive order provides MCC with increased flexibility under the 200% asset coverage test by permitting the SBIC Subsidiary to borrow up to $150.0 million more than it would otherwise be able to absent the receipt of this exemptive order.

As of June 30, 2018, the SBIC Subsidiary had $75.0 million in regulatory capital and had $150.0 million SBA Debentures outstanding.

542

Results of Operations

Operating results for the years ended September 30, 2017, 2016 and 2015 are as follows (dollars in thousands):

	For the years ended September 30,
	2017	2016	2015
Total investment income	$96,256	$120,749	$149,196
Total expenses, net	59,619	67,158	76,260
Net investment income before excise taxes	36,637	53,591	72,936
Excise tax expense	(267)	—	—
Net investment income	36,370	53,591	72,936
Net realized gains/(losses) from investments	(73,086)	(39,383)	(60,910)
Net unrealized appreciation/(depreciation) on investments	21,644	(42,257)	(26,723)
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	1,092	87	(61)
Loss on extinguishment of debt	(1,097)	—	—
Net increase in net assets resulting from operations	$(15,077)	$(27,962)	$(14,758)

Investment Income

For the year ended September 30, 2017, investment income totaled $96.3 million, of which $89.7 million was attributable to portfolio interest and dividend income, and $6.6 million to fee income. For the year ended September 30, 2016, investment income totaled $120.7 million, of which $113.2 million was attributable to portfolio interest and dividend income, and $7.5 million to fee income. For the year ended September 30, 2015, investment income totaled $149.2 million, of which $138.5 million was attributable to portfolio interest and dividend income, and $10.7 million to fee income.

Operating Expenses

Operating expenses for the years ended September 30, 2017, 2016 and 2015 are as follows (dollars in thousands):

	For the years ended September 30,
	2017	2016	2015
Base management fees	$17,773	$19,470	$22,450
Incentive fees	896	11,492	18,234
Interest and financing expenses	31,403	30,277	25,531
Administrator expenses	3,848	3,915	4,107
General and administrative	2,555	2,336	1,932
Professional fees	2,192	2,277	2,865
Directors fees	647	544	579
Insurance	397	494	562
Expenses before management and incentive fee waivers	59,711	70,805	76,260
Management fee waiver	(48)	(143)	—
Incentive fee waiver	(44)	(3,504)	—
Expenses, net of management and incentive fee waivers	$59,619	$67,158	$76,260

543

For the year ended September 30, 2017, total operating expenses before management and incentive fee waivers decreased by $11.1 million, or 15.7%, compared to the year ended September 30, 2016.

For the year ended September 30, 2016, total operating expenses before management and incentive fee waivers decreased by $5.5 million, or 7.2%, compared to the year ended September 30, 2015.

Interest and Financing Expenses

Interest and financing expenses for the year ended September 30, 2017 increased by $1.1 million, or 3.7%, compared to the year ended September 30, 2016. The increase in interest and financing expenses was primarily due to the increase in LIBOR rates, the issuance of an additional $39.4 million of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes,”) as well as an acceleration of debt issuance costs in the amount of $1.3 million related to the reduction of the revolving credit facility (the “Revolving Credit Facility”) commitment to $200.0 million from $343.5 million offset by the repayment of the 7.125% unsecured notes (the “2019 Notes”) in February 2017.

Interest and financing expenses for the year ended September 30, 2016 increased by $4.7 million, or 18.6%, compared to the year ended September 30, 2015. The increase in interest and financing expenses was primarily due to the issuance of $74.0 million in aggregate principal amount of 6.50% unsecured notes that mature on January 30, 2021 (the “2021 Notes” and together with the 2019 Notes and 2023 Notes, the “Notes,”) as well as an increase in commitment on a five-year senior secured term loan credit facility (the “Term Loan Facility” and together with the Revolving Credit Facility, “the Facilities”).

Base Management Fees and Incentive Fees

Base management fees for the year ended September 30, 2017 decreased by $1.7 million, or 8.7%, compared to the year ended September 30, 2016 due to the decline in the portfolio in the period. Incentives fees for the year ended September 30, 2017 decreased by $10.6 million, or 92.2%, due to the decrease in pre-incentive fee net investment income. Additionally, both base management and incentive fees declined due to the effect of the Fee Waiver Agreement described in “Business of MCC — Investment Management Agreement.”

Base management fees for the year ended September 30, 2016 decreased by $3.0 million, or 13.3%, compared to the year ended September 30, 2015 due to the decline in the portfolio in the period. Incentives fees for the year ended September 30, 2016 decreased by $6.7 million, or 37.0%, due to the decrease in pre-incentive fee net investment income. Additionally, both base management and incentive fees declined due to the effect of the Fee Waiver Agreement described in “Business of MCC — Investment Management Agreement.”

Professional Fees and Other General and Administrative Expenses

Professional fees and general and administrative expenses for the year ended September 30, 2017 increased by $0.1 million, or 0.8%, compared to the year ended September 30, 2016 primarily due to an increase in legal expenses, directors expenses and general administrative expenses offset by a decrease in audit expenses, administrator expenses, insurance expenses and valuation expenses.

Professional fees and general and administrative expenses for the year ended September 30, 2016 decreased by $0.5 million, or 4.8%, compared to the year ended September 30, 2015 primarily due to a decrease in legal expenses, directors expenses, audit expenses, administrator expenses, insurance expenses and valuation expenses offset by an increase in general and administrative expenses.

544

Net Realized Gains/Losses from Investments

MCC measures realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the year ended September 30, 2017, MCC recognized $73.1 million of realized loss on its portfolio investments. The realized loss was primarily due to the non-cash restructuring transactions of three investments, the liquidation of one investment as well as the write off of certain investments offset by the non-cash exchange of one equity investment.

During the year ended September 30, 2016, MCC recognized $39.4 million of realized loss on its portfolio investments. The realized loss was primarily due to the non-cash restructuring transactions of two investments and the write off of one investment offset by a realized gain on the sale of one equity investment.

During the year ended September 30, 2015, MCC recognized $60.9 million of realized loss on its portfolio investments. The realized loss was primarily due realized losses on the sale of two investments as well as the write off of certain investments offset by a realized gain on the sale of one equity investment.

Realized loss on extinguishment of debt

In the event that MCC modifies or extinguishes its debt prior to maturity, MCC accounts for it in accordance with ASC 470-50, Modifications and Extinguishments, in which MCC measures the difference between the reacquisition price of the debt and the net carrying amount of the debt, which includes any unamortized debt issuance costs. During the year ended September 30, 2017, MCC recognized $1.1 million of loss on extinguishment of debt from the redemption of the 2019 Notes as well as the paydown of the Term Loan Facility. There was no loss on extinguishment of debt during the years ended September 30, 2016 and 2015, respectively.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation or depreciation on investments reflects the net change in the fair value of MCC’s investment portfolio. For the year ended September 30, 2017, MCC had $21.6 million of net unrealized appreciation on investments. For the years ended September 30, 2016 and 2015, MCC had $42.3 million and $26.7 million, of net unrealized depreciation on investments, respectively.

Provision for Deferred Taxes on Unrealized Appreciation on Investments

Certain consolidated subsidiaries of MCC are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with MCC for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the years ended September 30, 2017 and 2016, the change in provision for deferred taxes on the unrealized depreciation on investments was $1.1 million and $0.1 million, respectively. For the year ended September 30, 2015, the change in provision for deferred taxes on the unrealized appreciation on investments was $0.1 million.

Changes in Net Assets from Operations

For the year ended September 30, 2017, MCC recorded a net decrease in net assets resulting from operations of $15.1 million compared to a net decrease in net assets resulting from operations of $28.0 million for the year ended September 30, 2016 and a net decrease in net assets resulting from operations of $14.8 million for the year ended September 30, 2015 as a result of the factors discussed above. Based on 54,474,211, 55,399,646, and 57,624,779 weighted average common shares outstanding for the years ended September 30, 2017, 2016 and 2015, respectively, MCC’s per share net decrease in net assets resulting from operations was $0.28, $0.50, and $0.26 for the years ended September 30, 2017, 2016, and 2015, respectively.

545

Contractual Obligations and Off-Balance Sheet Arrangements

MCC has a guarantee to issue up to $7.0 million in standby letters of credit through a financial intermediary on behalf of a certain portfolio company. Under this arrangement, if the standby letters of credit were to be issued, MCC would be required to make payments to third parties if the portfolio company was to default on its related payment obligations. The guarantee will renew annually until cancellation. As of June 30, 2018 and September 30, 2017, MCC had not issued any standby letters of credit under the commitment on behalf of the portfolio company.

As of June 30, 2018 and September 30, 2017, MCC had commitments under loan and financing agreements to fund up to $44.4 million to 17 portfolio companies and $23.7 million to 15 portfolio companies, respectively. These commitments are primarily composed of senior secured term loans and revolvers, and an analysis of their fair value is included in the Consolidated Schedule of Investments. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in MCC’s portfolio. A summary of the composition of the unfunded commitments as of June 30, 2018 and September 30, 2017 is shown in the table below (dollars in thousands):

	June 30, 2018	September 30, 2017
Impact Sales, LLC - Delayed Draw Term Loan	$9,995	$755
Path Medical, LLC - Delayed Draw Term Loan B	7,125	—
Evergreen Services Group, LLC - Delayed Draw Term Loan	6,213	—
Barry’s Bootcamp Holdings, LLC - Revolver	3,520	4,400
SMART Financial Operations, LLC - Delayed Draw Term Loan	2,700	4,725
Accupac, Inc. - Delayed Draw Term Loan	2,612	2,612
RMS Holding Company, LLC - Revolver	2,327	—
Evergreen Services Group, LLC - Revolver	1,750	—
Barry’s Bootcamp Holdings, LLC - Delayed Draw Term Loan	1,271	1,271
1888 Industrial Services, LLC - Revolver	1,258	1,797
Trans-Fast Remittance LLC - Delayed Draw Term Loan	1,057	1,057
Alpine SG, LLC - Revolver	1,000	—
Black Angus Steakhouses, LLC - Delayed Draw Term Loan	893	893
Black Angus Steakhouses, LLC - Revolver	893	516
SFP Holding, Inc. - Delayed Draw Term Loan	666	1,778
Manna Pro Products, LLC - Delayed Draw Term Loan	429	—
Brook & Whittle Holdings Corp. - Delayed Draw Term Loan	310	—
Central States Dermatology Services, LLC - Delayed Draw Term Loan	200	254
SavATree, LLC - Delayed Draw Term Loan	123	167
Access Media Holdings, LLC - Series AAA Preferred Equity	88	277
Engineered Machinery Holdings, Inc. - Delayed Draw Term Loan	—	159
CP OPCO, LLC - Revolver	—	1,973
Brantley Transportation LLC - Delayed Draw Term Loan	—	788
NVTN LLC - Delayed Draw Term Loan	—	250
Total	$44,430	$23,672

546

MCC has certain contracts under which it has material future commitments. MCC has entered into the MCC Investment Management Agreement with MCC Advisors in accordance with the Investment Company Act. The MCC Investment Management Agreement became effective upon the pricing of MCC’s initial public offering. Under the MCC Investment Management Agreement, MCC Advisors has agreed to provide MCC with investment advisory and management services. For these services, MCC agreed to pay a base management fee equal to a percentage of its gross assets and an incentive fee based on its performance.

MCC has also entered into the MCC Administration Agreement with MCC Advisors as its administrator. The MCC Administration Agreement became effective upon the pricing of MCC’s initial public offering. Under the MCC Administration Agreement, MCC Advisors has agreed to furnish MCC with office facilities and equipment, provide it clerical, bookkeeping and record keeping services at such facilities and provide it with other administrative services necessary to conduct its day-to-day operations. MCC Advisors will also provide on MCC’s behalf significant managerial assistance to those portfolio companies to which it is required to provide such assistance.

The following table shows MCC’s payment obligations for repayment of debt and other contractual obligations at June 30, 2018 (dollars in thousands):

	Payment Due by Period
	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
Revolving Facility	$1,500	$—	$1,500	$—	$—
2021 Notes	74,013	—	74,013	—	—
2023 Notes	89,847	—	—	89,847	—
2024 Notes	121,276	—	—	—	121,276
SBA Debenture	150,000	—	—	—	150,000
Total contractual obligations	$436,636	$—	$75,513	$89,847	$271,276

If any of the contractual obligations discussed above are terminated, MCC’s costs under any new agreements that it enters into may increase. In addition, MCC would likely incur significant time and expense in locating alternative parties to provide the services MCC expects to receive under the MCC Investment Management Agreement and the MCC Administration Agreement. Any new investment management agreement would also be subject to approval by MCC Stockholders.

On March 27, 2015, MCC and Great American Life Insurance Company (“GALIC”) entered into a limited liability company operating agreement to co-manage MCC Senior Loan Strategy JV I LLC (“MCC JV”). MCC and GALIC have committed to provide $100 million of equity to MCC JV, with MCC providing $87.5 million and GALIC providing $12.5 million. MCC JV commenced operations on July 15, 2015. On August 4, 2015, MCC JV entered into a senior secured revolving credit facility (the “JV Facility”) led by Credit Suisse, AG with commitments of $100 million. On March 30, 2017, MCC amended the JV Facility previously administered by CS and facilitated the assignment of all rights and obligations of CS under the JV Facility to Deutsche Bank AG, New York Branch, (“DB”) and increased the total loan commitments to $200 million. As of June 30, 2018, MCC JV has drawn approximately $179.3 million on the JV Facility. As of June 30, 2018, MCC JV had total investments at fair value of $262.8 million. As of June 30, 2018, MCC JV’s portfolio was comprised of senior secured first lien term loans to 55 different borrowers. As of June 30, 2018, certain investments in one portfolio company were on non-accrual status.

MCC has determined that MCC JV is an investment company under ASC 946, however in accordance with such guidance, MCC will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to MCC. Accordingly, MCC does not consolidate its interest in MCC JV.

547

Distributions

MCC has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, in any taxable year with respect to which MCC timely distributes at least 90 percent of the sum of its (i) investment company taxable income (which is generally MCC’s net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest income (which is the excess of MCC’s gross tax exempt interest income over certain disallowed deductions), MCC (but not MCC Stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that it distributes to MCC Stockholders. MCC intends to distribute annually all or substantially all of such income, but it may also elect to periodically spill over certain excess undistributed taxable income from one tax year to the next tax year. To the extent that MCC retains its net capital gains or any investment company taxable income, MCC will be subject to U.S. federal income tax. MCC may choose to retain its net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by MCC. To avoid this tax, MCC must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

1)	at least 98.0 percent of MCC’s ordinary income (not taking into account any capital gains or losses) for the calendar year;

2)	at least 98.2 percent of the amount by which MCC’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31st of the calendar year; and

3)	income realized, but not distributed, in preceding years and on which MCC did not pay federal income tax.

While MCC intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of its taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, MCC will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

MCC intends to pay quarterly dividends to MCC Stockholders out of assets legally available for distribution. MCC cannot assure you that it will achieve investment results that will allow it to pay a specified level of dividends or year-to-year increases in dividends. In addition, the inability to satisfy the asset coverage test applicable to MCC as a BDC could limit its ability to pay dividends. All dividends will be paid at the discretion of the MCC Board and will depend on MCC’s earnings, its financial condition, maintenance of its RIC status, compliance with applicable BDC regulations and such other factors as the MCC Board may deem relevant from time to time. MCC cannot assure you that it will pay dividends to MCC Stockholders in the future.

To the extent MCC’s taxable earnings fall below the total amount of its distributions for a taxable year, a portion of those distributions may be deemed a return of capital to MCC Stockholders for U.S. federal income tax purposes. MCC Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is MCC’s ordinary income or gains.

MCC has adopted an “opt out” dividend reinvestment plan for its MCC Common Stockholders. As a result, if MCC declares a cash dividend or other distribution, each MCC Stockholder that has not “opted out” of MCC’s dividend reinvestment plan will have their dividends automatically reinvested in additional shares of MCC Common Stock rather than receiving cash dividends. MCC Stockholders who receive distributions in the form of shares of MCC Common Stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

548

The following table summarizes the dividend distributions during the nine months ended June 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
10/31/2017	11/22/2017	12/22/2017	$0.16
1/30/2018	2/21/2018	3/23/2018	0.16
5/4/2018	6/6/2018	6/21/2018	0.10
			$0.42

Stock Repurchase Program

MCC had a share repurchase program from February 5, 2015 to December 31, 2017. Under the share repurchase program, MCC repurchased an aggregate of 4,259,073 shares of MCC Common Stock at an average price of $8.00 per share with a total cost of approximately $34.1 million, and MCC’s NAV per share was increased by approximately $0.23 as a result of the share repurchases.

Related Party Transactions

Concurrent with the pricing of MCC’s IPO, MCC entered into a number of business relationships with affiliated or related parties, including the following:

●	MCC entered into the MCC Investment Management Agreement with MCC Advisors. Mr. Brook Taube, MCC’s Chairman and Chief Executive Officer, is a managing partner and senior portfolio manager of MCC Advisors, and Mr. Seth Taube, one of MCC’s directors, is a managing partner of MCC Advisors.

●	MCC Advisors provides MCC with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to the MCC Administration Agreement. MCC reimburses MCC Advisors for the allocable portion (subject to the review and approval of the MCC Board) of overhead and other expenses incurred by it in performing its obligations under the MCC Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and MCC’s allocable portion of the cost of its Chief Financial Officer and Chief Compliance Officer and their respective staffs.

●	MCC has entered into a license agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has granted MCC a non-exclusive, royalty-free license to use the name “Medley.”

●	Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of MCC Common Stock at the IPO price per share of $12.00. MCC received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

MCC Advisors and its affiliates may in the future manage other accounts that have investment mandates that are similar, in whole and in part, with MCC. MCC Advisors and its affiliates may determine that an investment is appropriate for MCC and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to MCC Advisors’ allocation policy, MCC Advisors or its affiliates may determine that MCC should invest side-by-side with one or more other accounts. MCC will not make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, the exemptive order granted by the SEC, or if they are inconsistent with MCC Advisors’ allocation procedures. Further, any investments made by related parties will be made in accordance with MCC Advisors’ related party transaction procedures.

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On November 25, 2013, MCC obtained an exemptive order from the SEC that permits it to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with MCC’s investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, MCC, MCC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with MCC that would otherwise have been prohibited under Section 17(d) and 57(a)(4) of the Investment Company Act and Rule 17d-1 thereunder. On October 4, 2017, MCC, MCC Advisors and certain MCC affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with MCC that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the Investment Company Act. The terms of the Current Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the Current Exemptive Order is subject to certain conditions, including the condition that, in the case of each co-investment transaction, the MCC Board determines that it would to be in MCC’s best interest to participate in the transaction. However, neither MCC nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to MCC or them.

In addition, MCC has adopted a formal code of ethics that governs the conduct of MCC and MCC Advisors’ officers, directors and employees. MCC’s officers and directors also remain subject to the duties imposed by both the Investment Company Act and the DGCL.

MCC Investment Management Agreement

Under the terms of the MCC Investment Management Agreement, MCC Advisors:

●	determines the composition of MCC’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

●	identifies, evaluates and negotiates the structure of the investments MCC makes (including performing due diligence on its prospective portfolio companies); and

●	executes, closes, monitors and administers the investments MCC makes, including the exercise of any voting or consent rights.

MCC Advisors’ services under the MCC Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to MCC are not impaired.

Pursuant to the MCC Investment Management Agreement, MCC pays MCC Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

On December 3, 2015, MCC Advisors recommended and, in consultation with the MCC Board, agreed to reduce fees under the MCC Investment Management Agreement. Beginning January 1, 2016, the base management fee was reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors reduced its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee includes a netting mechanism and is subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the prior investment management agreement.

The following discussion of MCC’s base management fee and two-part incentive fee reflects the terms of the fee waiver agreement executed by MCC Advisors on February 8, 2016 (the “Fee Waiver Agreement”). The terms of the Fee Waiver Agreement are effective as of January 1, 2016, and are a permanent reduction in the base management fee and incentive fee on net investment income payable to MCC Advisors for the investment advisory and management services it provides under the MCC Investment Management Agreement. The Fee Waiver Agreement does not change the second component of the incentive fee, which is the incentive fee on capital gains.

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Base Management Fee

For providing investment advisory and management services to MCC, MCC Advisors receives a base management fee. The base management fee is calculated at an annual rate of 1.75% (0.4375% per quarter) of up to $1.0 billion of MCC’s gross assets and 1.50% (0.375% per quarter) of any amounts over $1.0 billion of MCC’s gross assets, and is payable quarterly in arrears. The base management fee will be calculated based on the average value of MCC’s gross assets at the end of the two most recently completed calendar quarters and will be appropriately pro-rated for any partial quarter. On May 4, 2018, MCC Advisors voluntarily elected to waive $380,000 of the base management fee payable for the quarter ended March 31, 2018, which is shown on the Consolidated Statements of Operations.

Incentive Fee

The incentive fee has two components, as follows:

Incentive Fee Based on Income

The first component of the incentive fee is payable quarterly in arrears and is based on MCC’s pre-incentive fee net investment income earned during the calendar quarter for which the incentive fee is being calculated. MCC Advisors is entitled to receive the incentive fee on net investment income from MCC if its Ordinary Income exceeds a quarterly “hurdle rate” of 1.5%. The hurdle amount is calculated after making appropriate adjustments to MCC’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by MCC of its MCC Common Stock (including issuances pursuant to its dividend reinvestment plan), any repurchase by MCC of its own common stock, and any dividends paid by MCC, each as may have occurred during the relevant quarter.

Beginning with the calendar quarter that commenced on January 1, 2016, the incentive fee on net investment income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to MCC’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). MCC refers to such period as the “Trailing Twelve Quarters.”

The hurdle amount for the incentive fee on net investment income is determined on a quarterly basis, and is equal to 1.5% multiplied by MCC’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to MCC’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by MCC of the MCC Common Stock (including issuances pursuant to MCC’s dividend reinvestment plan), any repurchase by MCC of its own MCC Common Stock, and any dividends paid by MCC, each as may have occurred during the relevant quarter. The incentive fee for any partial period will be appropriately pro-rated. Any incentive fee on net investment income will be paid to MCC Advisors on a quarterly basis, and will be based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the reduced base management fee but excluding any incentive fee on Pre-Incentive Fee net investment income or on MCC’s capital gains.

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Quarterly Incentive Fee Based on Income

The incentive fee on net investment income for each quarter is determined as follows:

●	No incentive fee on net investment income is payable to MCC Advisors for any calendar quarter for which there is no Excess Income Amount;

●	100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which MCC refers to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by MCC’s net assets at the beginning of each applicable calendar quarter, as adjusted as noted above, comprising the relevant Trailing Twelve Quarters is included in the calculation of the incentive fee on net investment income; and

●	17.5% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the incentive fee on net investment income.

The amount of the incentive fee on net investment income that will be paid to MCC Advisors for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The incentive fee on net investment income that is paid to MCC Advisors for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as described below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, MCC will pay no incentive fee on net investment income to MCC Advisors for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, MCC will pay an incentive fee on net investment income to MCC Advisors equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, MCC will pay an incentive fee on net investment income to MCC Advisors, calculated as described above, for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, and dilution to MCC’s net assets due to capital raising or capital actions, in such period and (ii) aggregate capital gains, whether realized or unrealized and accretion to MCC’s net assets due to capital raising or capital action, in such period.

Dilution to MCC’s net assets due to capital raising is calculated, in the case of issuances of MCC Common Stock, as the amount by which the NAV per share was adjusted over the transaction price per share, multiplied by the number of shares issued. Accretion to MCC’s net assets due to capital raising is calculated, in the case of issuances of MCC Common Stock (including issuances pursuant to its dividend reinvestment plan), as the excess of the transaction price per share over the amount by which the NAV per share was adjusted, multiplied by the number of shares issued. Accretion to MCC’s net assets due to other capital action is calculated, in the case of repurchases by the MCC of its own common stock, as the excess of the amount by which the NAV per share was adjusted over the transaction price per share multiplied by the number of shares repurchased by MCC.

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For the avoidance of doubt, the purpose of the new incentive fee calculation under the Fee Waiver Agreement is to permanently reduce aggregate fees payable to MCC Advisors by MCC, effective as of January 1, 2016. In order to ensure that MCC will pay MCC Advisors lesser aggregate fees on a cumulative basis, as calculated beginning January 1, 2016, MCC will, at the end of each quarter, also calculate the base management fee and incentive fee on net investment income owed by MCC to MCC Advisors based on the formula in place prior to January 1, 2016. If, at any time beginning January 1, 2016, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2016, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2016, MCC Advisors shall only be entitled to the lesser of those two amounts.

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement as of the termination date) and equals 20.0% of MCC’s cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

Under GAAP, MCC calculates the second component of the incentive fee as if MCC had realized all assets at their fair values as of the reporting date. Accordingly, MCC accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional capital gains incentive fee is subject to the performance of investments until there is a realization event, the amount of the provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive that is ultimately realized and the differences could be material.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. MCC has identified the following items as critical accounting policies.

Valuation of Portfolio Investments

MCC values investments for which market quotations are readily available at their market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. MCC weighs the use of third-party broker quotes, if any, in determining fair value based on its understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, a readily available market value is not expected to exist for many of the investments in MCC’s portfolio, and MCC values these portfolio investments at fair value as determined in good faith by the MCC Board under MCC’s valuation policy and process. MCC may seek pricing information with respect to certain of its investments from pricing services or brokers or dealers in order to value such investments.

Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, MCC will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The MCC Board is ultimately and solely responsible for determining the fair value of the investments in MCC’s portfolio that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

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With respect to investments for which market quotations are not readily available, the MCC Board will undertake a multi-step valuation process each quarter, as described below:

●	MCC’s quarterly valuation process begins with each investment being initially valued by the investment professionals responsible for monitoring the portfolio investment.

●	Preliminary valuation conclusions are then documented and discussed with senior management.

●	Independent third-party valuation firms are also employed for all MCC investments for which there is not a readily available market value. At least twice annually, including at year end, the valuation for each portfolio investment is reviewed by an independent valuation firm.

●	The audit committee of the MCC Board reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms.

●	MCC’s audit committee reviews and the MCC Board approves the valuations and determines the fair value of each investment in MCC’s portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the portfolio company’s earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates made by management. The notes to MCC’s financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on its consolidated financial statements.

Revenue Recognition

MCC’s revenue recognition policies are as follows:

Investments and Related Investment Income

MCC accounts for investment transactions on a trade-date basis and interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, MCC will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period. Prepayment penalties received by MCC for debt instruments paid back to MCC prior to the maturity date are recorded as income upon receipt. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. MCC reports changes in the fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation/(depreciation) on investments in MCC’s Consolidated Statements of Operations.

Non-accrual

MCC places loans on non-accrual status when principal and interest payments are past due by 90 days or more, or when there is reasonable doubt that MCC will collect principal or interest. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in MCC’s management’s judgment, are likely to remain current. At June 30, 2018, certain investments in 9 portfolio companies held by MCC were on non-accrual status with a combined fair value of approximately $63.2 million, or 10.0% of the fair value of its portfolio. At September 30, 2017, certain investments in six portfolio companies held by MCC were on non-accrual status with a combined fair value of approximately $72.5 million, or 8.7% of the fair value of its portfolio.

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Federal Income Taxes

MCC has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, commencing with its first taxable year as a corporation, and it intends to operate in a manner so as to maintain its RIC tax treatment. As a RIC, among other things, MCC is required to meet certain source of income and asset diversification requirements. Once qualified as a RIC, MCC must timely distribute to MCC Stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of MCC’s gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under Subchapter M of the Code. MCC will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its net ordinary income for any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year and any income realized, but not distributed, in preceding years and on which MCC did not pay federal income tax. Depending on the level of ICTI earned in a tax year, MCC may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that MCC determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, MCC accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Developments

On August 2, 2018, the MCC Board declared a quarterly dividend of $0.10 per share, payable on September 20, 2018 to MCC Stockholders of record at the close of business on September 5, 2018. The specific tax characteristics of the distribution will be reported to MCC Stockholders on Form 1099 after the end of the calendar year.

On August 9, 2018, MCC entered into a definitive agreement to merge with Sierra. Pursuant to the Agreement and Plan of Merger by and between Sierra and MCC, MCC will merge with and into Sierra, with Sierra as the surviving entity. MCC Stockholders will receive 0.8050 shares of Sierra Common Stock for each share MCC Common Stock of MCC they hold.

Simultaneously, pursuant to the MDLY Merger Agreement by and among Sierra, MDLY and Sierra Management, Inc., a newly formed Delaware corporation (“Merger Sub”), MDLY will merge with and into Merger Sub, and MDLY’s existing asset management business will continue to operate as a wholly owned subsidiary of Sierra. At the MDLY Merger Effective Time, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares and Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and $3.44 per share of cash consideration. In addition, holders of MDLY Class A Common Stock as of the applicable record dates (as further described in the section entitled “Description of the MDLY Merger Agreement”) may be entitled to receive special cash dividends in the aggregate amount of up to $0.65 per share of MDLY Class A Common Stock issued and outstanding as of such applicable record dates, together with the First Dividend Shortfall Amount and the Second Dividend Shortfall Amount (if any and if applicable). Medley LLC Unitholders will convert their Medley LLC Units into shares of MDLY Class A Common Stock and such shares (to the extent issued and outstanding immediately prior to the MDLY Merger Effective Time, and other than any Dissenting Shares and any Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and $3.44 per share of cash consideration. In addition, Medley LLC Unitholders as of the applicable record date (as further described in the section entitled “Description of the MDLY Merger Agreement”) may be entitled to receive a special cash distribution in the aggregate amount of up to $0.35 per Medley LLC Unit outstanding as of such applicable record date, together with the First Dividend Shortfall Amount (if any and if applicable). Each share of MDLY Class B Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares) will be canceled without consideration therefor.

As a condition to closing, Sierra’s Common Stock will be listed to trade on the NYSE. The Mergers are cross conditioned upon each other and are subject to approval by the MCC Stockholders, Sierra and MDLY, regulators, including the SEC, other customary closing conditions and third party consents. Accordingly, MCC can provide no assurance that the Mergers will be completed, that the Mergers will not be delayed or that the terms of the Mergers will not change.

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SENIOR SECURITIES OF MCC

(dollar amounts in thousands, except per share data)

Information about MCC’s senior securities (including debt securities and other indebtedness) is shown in the following tables as of the fiscal years ended September 30, 2017, 2016, 2015, 2014, 2013, 2012 and 2011.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)		Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
Revolving Facility
September 30, 2011	$—		—	N/A	(4)	N/A	(5)
September 30, 2012	$15,000		3,630	N/A	(4)	N/A	(5)
September 30, 2013	$2,500		3,256	N/A	(4)	N/A	(5)
September 30, 2014	$146,500		2,732	N/A	(4)	N/A	(5)
September 30, 2015	$192,700		2,318	N/A	(4)	N/A	(5)
September 30, 2016	$14,000		2,414	N/A	(4)	N/A	(5)
September 30, 2017	$68,000		2,327	N/A	(4)	N/A	(5)
June 30, 2018 (unaudited)	$1,500	(6)	2,222	N/A	(4)	N/A	(5)

Term Loan Facility
September 30, 2011	$—		—	N/A	(4)	N/A	(5)
September 30, 2012	$55,000		3,630	N/A	(4)	N/A	(5)
September 30, 2013	$120,000		3,256	N/A	(4)	N/A	(5)
September 30, 2014	$171,500		2,732	N/A	(4)	N/A	(5)
September 30, 2015	$174,000		2,318	N/A	(4)	N/A	(5)
September 30, 2016	$174,000		2,414	N/A	(4)	N/A	(5)
September 30, 2017	$102,000		2,327	N/A	(4)	N/A	(5)
June 30, 2018 (unaudited)	$—		—	N/A	(4)	N/A	(5)

2019 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$40,000		3,630	N/A	(4)	$25.47
September 30, 2013	$40,000		3,256	N/A	(4)	$25.61
September 30, 2014	$40,000		2,732	N/A	(4)	$25.62
September 30, 2015	$40,000		2,318	N/A	(4)	$25.26
September 30, 2016	$40,000		2,414	N/A	(4)	$25.44
September 30, 2017	$—		—	N/A	(4)	$25.39
June 30, 2018 (unaudited)	$—		—	N/A	(4)	N/A	(5)

2021 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$—		—	N/A	(4)	$—
September 30, 2013	$—		—	N/A	(4)	$—
September 30, 2014	$—		—	N/A	(4)	$—
September 30, 2015	$—		—	N/A	(4)	$—
September 30, 2016	$74,013		2,414	N/A	(4)	$25.48
September 30, 2017	$74,013		2,327	N/A	(4)	$25.80
June 30, 2018 (unaudited)	$74,013	(6)	2,222	N/A	(4)	$25.55

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Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)		Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
2023 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$—		—	N/A	(4)	$—
September 30, 2013	$63,500		3,256	N/A	(4)	$23.74
September 30, 2014	$63,500		2,732	N/A	(4)	$24.76
September 30, 2015	$63,500		2,318	N/A	(4)	$24.79
September 30, 2016	$63,500		2,414	N/A	(4)	$25.19
September 30, 2017	$102,847		2,327	N/A	(4)	$25.18
June 30, 2018 (unaudited)	$89,847	(6)	2,222	N/A	(4)	$25.07

2024 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$—		—	N/A	(4)	$—
September 30, 2013	$—		—	N/A	(4)	$—
September 30, 2014	$—		—	N/A	(4)	$—
September 30, 2015	$—		—	N/A	(4)	$—
September 30, 2016	$—		—	N/A	(4)	$—
September 30, 2017	$—		—	N/A	(4)	$—
June 30, 2018 (unaudited)	$121,276	(6)	2,222	N/A	(4)	$275.50

SBA Debentures
September 30, 2011	$—		—	N/A	(4)	N/A	(5)
September 30, 2012	$—		—	N/A	(4)	N/A	(5)
September 30, 2013	$30,000		3,256	N/A	(4)	N/A	(5)
September 30, 2014	$100,000		2,732	N/A	(4)	N/A	(5)
September 30, 2015	$150,000		2,318	N/A	(4)	N/A	(5)
September 30, 2016	$150,000		2,414	N/A	(4)	N/A	(5)
September 30, 2017	$150,000		2,327	N/A	(4)	N/A	(5)
June 30, 2018 (unaudited)	$150,000	(6)	2,222	N/A	(4)	N/A	(5)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as MCC’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(5)	Not applicable as these classes of securities are not registered for public trading.

(6)	As of [ ], 2018, $[ ] million, $[ ] million, and $[ ] million in aggregate principal amount of the 2023 Notes, 2021 Notes, and the 2024 Notes, respectively, and $[ ] million in SBA debentures were outstanding (unaudited).

557

PORTFOLIO COMPANIES OF MCC

The following table sets forth certain information as of June 30, 2018, for each portfolio company in which MCC had an investment. Other than these Investments, MCC’s only formal relationship with its portfolio companies is the managerial assistance that it provides upon request and the board observer or participation rights it may receive in connection with its investment.

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Non-Controlled/Non-Affiliated Investments:

3SI Security Systems, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)	6/16/2023	$17,368,750	$17,368,750	$17,519,858	5.0%
				17,368,750	17,368,750	17,519,858

Accupac, Inc.(7)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 4.50% Cash, 1.00% LIBOR Floor)(13)(18)	9/14/2023	9,813,512	9,813,512	9,813,512	2.8%
				9,813,512	9,813,512	9,813,512

Alpine SG, LLC(7)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	11/16/2022	13,432,500	13,432,500	13,382,800	3.8%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	11/16/2022	6,630,037	6,630,037	6,605,506	1.9%
		Revolving Credit Facility (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)(17)	11/16/2022	—	—	—	0.0%
				20,062,537	20,062,537	19,988,306

American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	9/25/2023	6,500,000	6,500,000	6,565,000	1.9%
				6,500,000	6,500,000	6,565,000

Autosplice, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(14)	6/30/2019	13,984,299	13,984,299	13,982,901	4.0%
				13,984,299	13,984,299	13,982,901

558

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Barry’s Bootcamp Holdings, LLC(7)	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	7/14/2022	7,628,570	7,628,570	7,585,087	2.2%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	7/14/2022	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)(17)	7/14/2022	880,000	880,000	880,000	0.3%
				8,508,570	8,508,570	8,465,087

Be Green Packaging, LLC	Containers, Packaging & Glass	Equity - 417 Common Units		—	416,250	—	0.0%
				—	416,250	—

Black Angus Steakhouses, LLC(7)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	4/24/2020	7,546,875	7,546,875	7,393,272	2.1%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	4/24/2020	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)(17)	4/24/2020	—	—	—	0.0%
				7,546,875	7,546,875	7,393,272

Brook & Whittle Holdings Corp.(7)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	10/17/2023	1,323,622	1,323,622	1,323,622	0.4%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)(19)	10/17/2023	—	—	—	0.0%
				1,323,622	1,323,622	1,323,622

Central States Dermatology Services, LLC(7)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(13)	4/20/2022	1,079,060	1,079,060	1,079,060	0.3%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(13)(18)	4/20/2022	208,304	208,304	208,304	0.1%
				1,287,364	1,287,364	1,287,364

559

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

CP OPCO, LLC	Services: Consumer	Senior Secured First Lien Term Loan B (Prime + 5.50% PIK)(10)(15)	4/1/2019	1,340,255	1,210,237	234,008	0.1%
		Senior Secured First Lien Term Loan C (Prime + 8.50% PIK)(10)(15)	4/1/2019	10,009,261	4,060,507	—	0.0%
		Preferred Facility (Prime + 7.00% PIK)(10)(15)	4/1/2019	5,883,641	—	—	0.0%
		Equity - 232 Common Units		—	—	—	0.0%
				17,233,157	5,270,744	234,008

CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(13)	7/26/2025	4,010,025	3,991,638	3,981,153	1.1%
				4,010,025	3,991,638	3,981,153

Crow Precision Components, LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	9/30/2019	12,990,000	12,990,000	12,990,000	3.7%
		Equity - 350 Common Units		—	700,000	273,809	0.1%
				12,990,000	13,690,000	13,263,809

CT Technologies Intermediate Holdings, Inc.(12)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(13)	12/1/2022	7,500,000	7,500,000	7,257,750	2.1%
				7,500,000	7,500,000	7,257,750

DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 8.50% PIK, 1.50% LIBOR Floor)(14)	11/10/2019	4,324,603	4,324,603	4,324,603	1.2%
		Senior Secured First Lien Term Loan B (LIBOR + 11.00% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	16,209,357	14,896,413	1,338,893	0.4%
		Senior Secured First Lien Term Loan C (LIBOR + 12.25% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	14,162,248	11,600,575	—	0.0%
		Senior Secured First Lien Term Loan D (LIBOR + 13.25% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	13,378,208	4,701,476	—	0.0%
		Equity - 1,230,769 Class A Units		—	1,230,769	—	0.0%
				48,074,416	36,753,836	5,663,496

560

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Dream Finders Homes, LLC	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)(16)	10/1/2018	2,643,665	2,633,790	2,643,665	0.7%
		Preferred Equity (8.00% PIK)		3,790,308	3,790,308	3,790,308	1.1%
				6,433,973	6,424,098	6,433,973

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (13.50% PIK + LIBOR)(10)(16)	5/6/2019	20,136,102	18,674,779	6,040,831	1.7%
				20,136,102	18,674,779	6,040,831

Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(14)	7/18/2025	1,671,064	1,655,712	1,649,173	0.5%
				1,671,064	1,655,712	1,649,173

FKI Security Group, LLC(12)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	3/30/2020	11,375,000	11,375,000	11,375,000	3.2%
				11,375,000	11,375,000	11,375,000

Footprint Acquisition, LLC	Services: Business	Preferred Equity (8.75% PIK)		6,535,326	6,535,326	6,535,326	1.9%
		Equity - 150 Common Units		—	—	33,080	0.0%
				6,535,326	6,535,326	6,568,406

Freedom Powersports, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 1.50% LIBOR Floor)(14)	9/26/2019	11,300,000	11,300,000	11,365,540	3.2%
				11,300,000	11,300,000	11,365,540

Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(13)	2/7/2023	9,601,349	9,601,349	9,697,362	2.8%
				9,601,349	9,601,349	9,697,362

Global Accessories Group, LLC(12)	Consumer goods: Non-durable	Equity - 3.8% Membership Interest		—	151,337	151,339	0.0%
				—	151,337	151,339

Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)(8)	10/15/2019	20,000,000	20,000,000	20,154,000	5.8%
				20,000,000	20,000,000	20,154,000

561

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan (LIBOR + 8.75% Cash, 1.00% LIBOR Floor)(13)	6/21/2023	3,000,000	2,960,738	2,786,400	0.8%
				3,000,000	2,960,738	2,786,400

Impact Sales, LLC(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)	6/27/2023	3,465,984	3,465,984	3,465,984	1.0%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)(18)	6/27/2023	—	—	—	0.0%
				3,465,984	3,465,984	3,465,984

InterFlex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)	8/18/2022	14,250,000	14,250,000	13,407,825	3.8%
				14,250,000	14,250,000	13,407,825

Jackson Hewitt Tax Service Inc.	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(13)	4/20/2023	7,000,000	7,000,000	7,000,000	2.0%
				7,000,000	7,000,000	7,000,000

L & S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	2/15/2022	19,951,324	19,951,324	20,110,934	5.7%
				19,951,324	19,951,324	20,110,934

Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)(16)	2/19/2019	5,898,958	5,736,620	5,848,816	1.7%
		Warrants - 0.81% of Outstanding Equity(20)	2/19/2024	—	955,680	—	0.0%
				5,898,958	6,692,300	5,848,816

Manna Pro Products, LLC(7)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(13)	12/8/2023	5,467,307	5,467,307	5,420,288	1.5%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(13)(18)	12/8/2023	670,363	670,363	660,912	0.2%
				6,137,670	6,137,670	6,081,200

562

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)(10)(14)	12/31/2018	21,419,998	19,992,151	11,401,865	3.3%
				21,419,998	19,992,151	11,401,865

Path Medical, LLC(7)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(14)	10/11/2021	8,151,557	7,791,032	7,654,312	2.2%
		Senior Secured First Lien Term Loan A (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(14)	10/11/2021	2,808,500	2,808,500	2,202,557	0.6%
		Warrants - 1.56% of Outstanding Equity	1/9/2027	—	499,751	—	0.0%
				10,960,057	11,099,283	9,856,869

Point.360	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% PIK)(10)(16)	7/8/2020	2,103,712	2,103,712	1,051,856	0.3%
		Equity - 479,283 Common Units		—	129,406	—	0.0%
		Warrants - 2.8% of Outstanding Equity	7/8/2020	—	52,757	—	0.0%
				2,103,712	2,285,875	1,051,856

Redwood Services Group, LLC(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	6/6/2023	6,037,500	6,037,500	6,037,500	1.7%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	6/6/2023	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)(17)	6/6/2023	—	—	—	0.0%
				6,037,500	6,037,500	6,037,500

RMS Holding Company, LLC(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	11/16/2022	12,406,250	12,406,250	12,406,250	3.5%
		Revolving Credit Facility (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)(17)	11/16/2022	1,073,204	1,073,204	1,050,424	0.3%
				13,479,454	13,479,454	13,456,674

563

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

SavATree, LLC(7)	Environmental Industries	Senior Secured First Lien Term Loan (LIBOR + 5.25% Cash, 1.00% LIBOR Floor)(14)	6/2/2022	1,863,558	1,863,558	1,863,558	0.5%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 5.25% Cash, 1.00% LIBOR Floor)(14)(18)	6/2/2022	43,333	43,333	43,333	0.0%
				1,906,891	1,906,891	1,906,891

Sendero Drilling Company, LLC	Energy: Oil & Gas	Warrants - 5.52% of Outstanding Equity	3/18/2019	—	793,523	429,153	0.1%
				—	793,523	429,153

Seotowncenter, Inc.	Services: Business	Equity - 3,249.697 Common Units		—	500,000	532,885	0.2%
				—	500,000	532,885

SFP Holding, Inc.(7)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)	9/1/2022	6,191,111	6,191,111	6,191,111	1.8%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)(17)	9/1/2022	1,108,333	1,108,333	1,108,333	0.3%
		Equity - 1.42% Company Interest		—	600,000	600,000	0.2%
				7,299,444	7,899,444	7,899,444

Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(14)	7/31/2020	7,330,098	7,330,098	7,031,763	2.0%
				7,330,098	7,330,098	7,031,763

SMART Financial Operations, LLC(7)	Retail	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(14)	11/22/2021	2,775,000	2,775,000	2,775,833	0.8%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(14)	11/22/2021	2,025,000	2,025,000	2,026,418	0.6%
		Equity - 700,000 Class A Preferred Units		—	700,000	812,000	0.2%
				4,800,000	5,500,000	5,614,251

564

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(14)	2/17/2022	7,406,250	7,406,250	7,480,313	2.1%
				7,406,250	7,406,250	7,480,313

Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 0.75% LIBOR Floor)(13)	8/19/2019	3,787,750	3,787,750	3,780,554	1.1%
		Equity - 263,814.43 Class A Units		—	263,814	282,281	0.1%
				3,787,750	4,051,564	4,062,835

Starfish Holdco, LLC	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(13)	8/18/2025	4,000,000	3,944,329	3,977,600	1.1%
				4,000,000	3,944,329	3,977,600

Trans-Fast Remittance LLC(7)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)(17)	12/2/2021	3,567,857	3,567,857	3,548,432	1.0%
		Revolving Credit Facility (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)(17)	12/2/2021	1,875,000	1,875,000	1,867,125	0.5%
				5,442,857	5,442,857	5,415,557

Vail Holdco Corp	Wholesale	Equity - 10,371 Shares of Series A Preferred Stock (12.50% PIK)(8)		10,371,000	9,945,214	9,917,787	2.8%
		Equity - 7,700 Shares of Junior Convertible Preferred Stock		7,700,000	7,700,000	7,700,000	2.2%
		Warrants - 0.4875% of Outstanding Equity		—	425,787	425,763	0.1%
				18,071,000	18,071,001	18,043,550

Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor)(14)	4/28/2023	808,000	731,284	728,573	0.2%
		Equity - 5,441 Class A Units		—	302,464	302,464	0.1%
		Warrants - 0.65% of Outstanding Equity	3/30/2028	—	361,667	361,667	0.1%
				808,000	1,395,415	1,392,704

565

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Watermill-QMC Midco, Inc.	Automotive	Equity - 1.3% Partnership Interest(9)		—	518,283	698,024	0.2%
				—	518,283	698,024

Xebec Global Holdings, LLC	High Tech Industries	Senior Secured First Lien Delayed Draw (LIBOR + 5.50% Cash, 1.00% LIBOR Floor)(14)	2/12/2024	3,591,000	3,591,000	3,591,000	1.0%
				3,591,000	3,591,000	3,591,000

Subtotal Non-Controlled/Non-Affiliated Investments				$441,403,888	$421,438,532	$358,756,655

Affiliated Investments:

1888 Industrial Services, LLC(7)(23)	Energy: Oil & Gas	Senior Secured First Lien Term Loan A (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(14)	9/30/2021	$8,984,232	$8,984,232	$8,984,232	2.6%
		Senior Secured First Lien Term Loan B (LIBOR + 8.00% PIK, 1.00% LIBOR Floor)(14)	9/30/2021	21,209,827	18,613,529	19,224,587	5.5%
		Revolving Credit Facility (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(14)(17)	9/30/2021	3,054,639	3,054,639	3,054,639	0.9%
		Equity - 21,562.16 Class A Units		—	—	—	0.0%
				33,248,698	30,652,400	31,263,458

Access Media Holdings, LLC(7)	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (10.00% PIK)(10)	7/22/2020	8,844,573	8,446,385	5,876,334	1.7%
		Preferred Equity Series A		1,600,000	1,600,000	—	0.0%
		Preferred Equity Series AA		800,000	800,000	—	0.0%
		Preferred Equity Series AAA		792,000	792,000	(88,000)	0.0%
		Equity - 16 Common Units		—	—	—	0.0%
				12,036,573	11,638,385	5,788,334

566

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Brantley Transportation LLC(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00% PIK)(10)	8/2/2017	12,431,717	9,000,000	6,159,916	1.8%
		Senior Secured First Lien Delayed Draw (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(13)	8/2/2017	503,105	503,105	503,105	0.1%
		Equity - 7.5 Common Units		—	—	—	0.0%
				12,934,822	9,503,105	6,663,021

JFL-NGS Partners, LLC	Construction & Building	Preferred Equity - A-2 Preferred (3.00% PIK)		31,468,755	31,468,755	31,468,755	9.0%
		Preferred Equity - A-1 Preferred (3.00% PIK)		4,072,311	4,072,311	4,072,311	1.2%
		Equity - 57,300 Class B Units		—	57,300	7,462,752	2.1%
				35,541,066	35,598,366	43,003,818

JFL-WCS Partners, LLC	Environmental Industries	Preferred Equity - Class A Preferred (6.00% PIK)		1,166,292	1,166,292	1,166,292	0.3%
		Equity - 129,588 Class B Units		—	129,588	129,588	0.0%
				1,166,292	1,295,880	1,295,880

US Multifamily, LLC(11)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	1.9%
		Equity - 33,300 Preferred Units		—	3,330,000	3,330,000	1.0%
				6,670,000	10,000,000	10,000,000

Subtotal Affiliated Investments				$101,597,451	$98,688,136	$98,014,511

Controlled Investments:(5)

Capstone Nutrition(12)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(14)	9/25/2020	$29,055,605	$20,803,397	$12,156,865	3.5%
		Senior Secured First Lien Delayed Draw (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(14)	9/25/2020	12,572,336	9,153,997	5,260,265	1.5%
		Senior Secured First Lien Incremental Delayed Draw (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(14)	9/25/2020	2,157,066	2,157,066	2,157,066	0.6%
		Equity - 4,664.6 Class B Units and 9,424.4 Class C Units		—	12	—	0.0%
		Equity - 2,932.3 Common Units		—	400,003	—	0.0%
				43,785,007	32,514,475	19,574,196
567

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

MCC Senior Loan Strategy JV I LLC(11)	Multisector Holdings	Equity - 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	78,575,000	78,230,993	22.3%
				—	78,575,000	78,230,993

NVTN LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 4.00% Cash, 1.00% LIBOR Floor)(13)	11/9/2020	4,005,990	4,005,990	4,005,990	1.1%
		Senior Secured First Lien Term Loan B (LIBOR + 9.25% PIK, 1.00% LIBOR Floor)(13)	11/9/2020	11,501,977	11,501,977	11,501,977	3.3%
		Senior Secured First Lien Term Loan C (LIBOR + 12.00% PIK, 1.00% LIBOR Floor)(13)	11/9/2020	7,217,129	7,217,129	7,217,129	2.1%
		Equity - 787.4 Class A Units		—	9,550,922	1,910,184	0.5%
				22,725,096	32,276,018	24,635,280

OmniVere, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 13.00% PIK)(10)(16)	5/5/2019	28,461,493	22,880,599	13,692,825	3.9%
		Senior Secured First Lien Term Loan (8.00% PIK)	5/5/2019	4,130,473	4,130,473	4,130,473	1.2%
		Unsecured Debt (8.00% PIK)(10)	7/24/2025	28,329,048	22,727,575	—	0.0%
		Equity - 5,055.56 Common Units		—	872,698	—	0.0%
				60,921,014	50,611,345	17,823,298

TPG Plastics LLC	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan (Prime + 0.00% Cash)(15)	12/31/2019	401,346	401,346	401,346	0.1%
		Unsecured Debt (10.00% Cash)(21)		360,000	360,000	360,000	0.1%
		Unsecured Debt (1.00% Cash)(22)		646,996	646,996	646,996	0.2%
		Equity - 35 Class B Units		—	2,670,154	2,670,154	0.8%
				1,408,342	4,078,496	4,078,496

568

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

URT Acquisition Holdings Corporation	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(14)	5/2/2022	14,966,563	14,966,563	14,966,563	4.3%
		Preferred Equity (12.00% PIK)		5,850,795	5,850,795	5,850,795	1.7%
		Equity - 397,466 Common Units		—	12,936,879	12,937,518	3.7%
				20,817,358	33,754,237	33,754,876

Subtotal Controlled Investments				$149,656,817	$231,809,571	$178,097,139

Total Investments, June 30, 2018				$692,658,156	$751,936,239	$634,868,305	181.3%

(1)	All of MCC’s investments are domiciled in the United States. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $13,776,648, $124,643,547, and $110,866,899, respectively. The tax cost basis of investments is $745,735,204 as of June 30, 2018.
(4)	Percentage is based on net assets of $350,161,597 as of June 30, 2018.
(5)	Controlled Investments are defined by the Investment Company Act as investments in companies in which MCC owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(6)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy (see Note 4).
(7)	The investment has an unfunded commitment as of June 30, 2018 (see Note 8), and includes an analysis of the value of any unfunded commitments.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act. These securities represent a fair value of $30,071,787 and 8.6% of net assets as of June 30, 2018, and are considered restricted securities.
(9)	Represents 1.3% partnership interest in Watermill-QMC Partners, LP, and Watermill-EMI Partners, LP.
(10)	The investment was on non-accrual status as of June 30, 2018.
(11)	The investment is not a qualifying asset as defined under Section 55(a) of the Investment Company Act, in a whole, or in part. As of June 30, 2018, 13.9% of MCC’s portfolio investments were non-qualifying assets.
(12)	A portion of this investment was sold via a participation agreement. The amount stated is the portion retained by Medley Capital Corporation (see Note 3).
(13)	The interest rate on these loans is subject to the greater of a London Interbank Offering Rate (“LIBOR’) floor, or 1 month LIBOR plus a base rate. The 1 month LIBOR as of June 30, 2018 was 2.10%.
(14)	The interest rate on these loans is subject to the greater of a LIBOR floor, or 3 month LIBOR plus a base rate. The 3 month LIBOR as of June 30, 2018 was 2.34%.
(15)	These loans bear interest at an alternate base rate, or in the case of these particular investments the Prime Rate set by the Federal Reserve, plus a given spread. The Prime Rate in effect at June 30, 2018 was 5.00%.
(16)	The interest rate on these loans is subject to 3 month LIBOR plus a base rate. The 3 month LIBOR as of June 30, 2018 was 2.34%.
(17)	This investment earns 0.50% commitment fee on all unused commitment as of June 30, 2018, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(18)	This investment earns 1.00% commitment fee on all unused commitment as of June 30, 2018, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(19)	This investment earns 0.75% commitment fee on all unused commitment as of June 30, 2018, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(20)	This investment represents a Level 2 security in the ASC 820 table as of June 30, 2018 (see Note 4).
(21)	This investment is scheduled to repay a percentage of the outstanding principal on a quarterly basis. Upon TPG Plastics, LLC obtaining all environmental and product testing authorizations, licenses and permits from all applicable governmental authorities, the remaining outstanding principal shall be repaid in full.
(22)	This investment shall convert to equity upon TPG Plastics, LLC obtaining all environmental and product testing authorizations, licenses and permits from all applicable governmental authorities. Upon conversion Medley Capital Corporation will continue to own 35% of the equity of TPG Plastics, LLC.
(23)	Investment changed its name from AAR Intermediate Holdings, LLC during FY 2018.

569

Overview of Portfolio Companies

Set forth below is a brief description of the business of MCC’s portfolio companies as of June 30, 2018.

Portfolio Company	Brief Description of Portfolio Company

1888 Industrial Services, LLC	1888 Industrial Services, LLC (“1888”) provides field support services to oil and gas independent producers, drilling companies and midstream companies in the Denver-Julesburg Basin, with headquarters in the heart of the Wattenberg region in Greeley, CO. 1888 builds, repairs, modifies and maintains oil and gas production equipment, sites, wells and pipelines.
3SI Security Systems, Inc.	3SI Security Systems, Inc., headquartered in Malvern, PA, provides, monitors and services a comprehensive range of technologically-advanced asset tracking and tracing solutions primarily for financial institutions, retail and law enforcement organizations.
Access Media Holdings, LLC	Access Media Holdings, LLC (d/b/a Access Media 3, Inc.) headquartered in Oak Brook, IL, is a triple-play provider of digital satellite television, high speed internet and voice services to the residential multi-dwelling unit market in the United States.
Accupac, Inc.	Accupac, Inc., headquartered in Mainland, PA, is a contract manufacturer and packager of liquids, lotions, gels, and creams selling to the over-the counter and prescription markets.
Alpine SG, LLC	Alpine SG, LLC (“Alpine SG”) is an aggregator of niche, vertically oriented software businesses. Each acquired business operates independently with oversight from the Alpine SG management team. The platform at close includes the following five companies: CSF, Aerialink, Minute Menu, Bill4Time, and Exym.
American Dental Partners, Inc.	American Dental Partners, Inc., founded in 1995 and headquartered in Wakefield, MA, provides dental groups with critical administrative functions, enabling dentists to focus on clinical care.
Autosplice, Inc.	Autosplice, Inc. (“Autosplice”), founded in 1954 and headquartered in San Diego, CA, is a global supplier of highly engineered, mission-critical electrical interconnectors to OEMs and Tier 1 suppliers. Autosplice serves a wide variety of end-markets, providing the automotive, industrial, telecommunications, medical, transportation, consumer, and other applications.
Barry’s Bootcamp Holdings, LLC	Barry’s Bootcamp Holdings, LLC, founded in 1998 and headquartered in Los Angeles, CA, is a leading boutique fitness studio operator offering hour-long workouts that focus on high-intensity interval training, cardio, and strength training.
Be Green Packaging, LLC	Be Green Packaging, LLC, founded in 2007 and headquartered in Thousand Oaks, CA, designs and manufactures sustainable, tree-free, molded fiber products and packaging for the food service and consumer packaged goods end markets.
Black Angus Steakhouses, LLC	Black Angus Steakhouses, LLC, founded in 1964 and headquartered in Los Altos, CA, operates restaurants across six states including California, Arizona, Alaska, New Mexico, Washington, and Hawaii.
Brantley Transportation LLC	Brantley Transportation LLC, (“Brantley”) based in Monahans, TX, was founded more than 50 years ago and is a provider of mission-critical transportation services to energy producers and drilling companies in the upstream and midstream energy markets. Brantley leverages its fleet of trucks, trailers, cranes and related specialized heavy equipment to provide its customers with customized services involving drilling rig transportation and field services, which includes the disassembly, transportation, and reassembly of drilling rigs and related equipment as well as production services.
Brook & Whittle Holdings Corp.	Brooke & Whittle Holdings Corp. (“B&W”), founded in 1996 and based in North Branford, Connecticut, provides printing and packaging solutions in North America. B&W produces and supplies pressure sensitive labels and shrink film packaging products for personal care, beverage, food, and household industry sectors.
Capstone Nutrition	Capstone Nutrition (“Capstone”) which is headquartered in Ogden, UT is a pure-play developer and manufacturer in the nutrition industry. Since 1992, Capstone has been developing, producing, and packaging capsule, tablet, and powder products for a variety of customers in the United States and Internationally.
Central States Dermatology Services, LLC	Central States Dermatology Services, LLC, headquartered in Dayton, OH, serves dermatology clinics throughout Ohio.
CP OPCO, LLC	CP OPCO, LLC, founded in 1978 and headquartered in Inglewood, CA, offers a broad portfolio of event rental products and temporary structures with value-added event services.
CPI International, Inc.	CPI International, Inc., headquartered in Palo Alto, CA. develops and manufactures microwave, radio frequency, power, and control products for critical communications, defense and medical applications.
Crow Precision Components, LLC	Crow Precision Components, LLC is a Fort Worth, TX based forger of aluminum and steel used for mission critical aircraft components, among other end markets.
CT Technologies Intermediate Holdings, Inc.	CT Technologies Intermediate Holdings, Inc, founded in 1976 and located in Alpharetta, GA, is a provider of outsourced release-of-information services, which involves the interaction between healthcare providers, who possess protected medical information, and authorized requestors, who are entitled to receive that information for various commercial, legal, or personal purposes.

570

Portfolio Company	Brief Description of Portfolio Company

DHISCO Electronic Distribution, Inc.	DHISCO Electronic Distribution, Inc., headquartered in Dallas, TX, is a full service platform that assists lodging providers in the distribution of hotel information to end consumers through various distribution channels.
Dream Finders Homes, LLC	Dream Finders Homes, LLC (“DFH”), founded in 2009 and headquartered in Jacksonville, FL, is a residential homebuilder currently operating in the greater Jacksonville, FL market. DFH builds both single-family homes and townhomes, and is developing and building units in a number of attractive communities across Clay County, St. John’s County, and Nassau County.
Dynamic Energy Services International LLC	Dynamic Energy Services International LLC, headquartered in Wayne, PA, is a provider of full-service fabrication, construction and maintenance services to a broad range of worldwide markets including oil and gas, industrial and petrochemical markets.
Engineered Machinery Holdings, Inc.	Engineered Machinery Holdings, Inc., headquartered in Downers Grove, IL, designs and assembles packaging, material handling and food processing equipment for a number of industries, including food and beverage, consumer products, e-commerce and distribution, retail, and agriculture and produce.
FKI Security Group, LLC	FKI Security Group, LLC, founded in 1951 and headquartered in New Albany, IN, is a global manufacturer and national service provider of security, safety and asset protection products used in a variety of industries, including the financial services, government, retail, education, and medical end markets.
Footprint Acquisition, LLC	Footprint Acquisition, LLC, headquartered in Lisle, IL, is a provider of in store merchandising and logistics solutions to major retailers and consumer packaged goods manufacturers.
Freedom Powersports, LLC	Freedom Powersports, LLC, headquartered in Weatherford, TX and founded in 2013, is a powersports dealer with locations in Texas, Georgia and Alabama.
Friedrich Holdings, Inc.	Friedrich Holdings, Inc., founded in 1883 and headquartered in San Antonio, TX, engineers and manufactures high-performance in-room air conditioning products.
Global Accessories Group, LLC	Global Accessories Group, LLC, headquartered in New York City, designs, manufactures, and sells custom-themed jewelry and accessory collections. These collections are tailored to leading retailers in the specialty, department store, off-price and juniors markets.
Heligear Acquisition Co.	Heligear Acquisition Co. (d/b/a Northstar Aerospace, Inc.) headquartered in Bedford Park, IL is an independent manufacturer of flight-critical aerospace gears and power transmission systems for domestic and international military and commercial aircraft applications.
Imagine! Print Solutions, LLC	Imagine! Print Solutions LLC., founded in 1988 and headquartered in Minneapolis, MN, is a provider of in-store marketing solutions in North America providing comprehensive in-store, point-of-purchase / point of sale marketing campaigns.
Impact Sales, LLC	Impact Sales, LLC is a Boise, Idaho based sales and marketing agency providing outsourced sales, marketing and merchandising services to consumer packaged goods manufacturers.
InterFlex Acquisition Company, LLC	InterFlex Acquisition Company, LLC, headquartered in Wilkesboro, NC, is a comprehensive provider of specialized printed and converted flexible packaging solutions for food and consumer packaged goods producers throughout the USA and UK.
Jackson Hewitt Tax Service Inc.

Jackson Hewitt Tax Service Inc (“Jackson Hewitt”) is a provider of tax services to consumers. Jackson Hewitt’s primary service is to provide one-on-one tax form preparation services to its customers including other ancillary attachment services and year-round support.

JFL-NGS Partners, LLC	JFL-NGS Partners, LLC (d/b/a NorthStar Group Services, Inc.), is a one-stop provider of demolition and environmental remediation services including demolition, asset & scrap recovery, abatement of asbestos, lead, and mold, and disaster response.
JFL-WCS Partners, LLC	JFL-WCS Partners, LLC (d/b/a Waste Control Specialists LLC), headquartered in Dallas, Texas, operates a state-of-the-art facility for the processing, treatment, storage and disposal of LLRW, hazardous waste, and mixed hazardous and radioactive wastes.
L & S Plumbing Partnership, Ltd.	L & S Plumbing Partnership, Ltd, founded in 1984 and headquartered in Richardson, TX, is a provider of plumbing, electrical and HVAC installation services for new single family home development in Texas.
Lighting Science Group Corporation	Lighting Science Group Corporation (“LSG”), headquartered in Satellite Beach, FL, is one of the world’s light emitting diode (“LED”) lighting technology companies. LSG designs, develops and markets general illumination products that exclusively use LEDs as their light source. The LSG’s broad product portfolio includes LED-based retrofit lamps (replacement bulbs) used in existing light fixtures as well as purpose-built LED-based luminaires (light fixtures).
Manna Pro Products, LLC	Manna Pro Products, LLC (“Manna Pro”), founded in 1985 and headquartered in Chesterfield, MO, is a manufacturer and distributor of pet nutrition and care products. Manna Pro targets five core animal end markets: dog & cat, horse, backyard chicken, other backyard pets and deer.
MCC Senior Loan Strategy JV I LLC	MCC Senior Loan Strategy JV I LLC commenced operations on July 15, 2015 and generates current income and capital appreciation by investing primarily in the debt of privately-held middle market companies in the United States with a focus on senior secured first lien term loans (see Note 3 “Investments” in Item 8. “Consolidated Financial Statements and Supplementary Data”).

571

Portfolio Company	Brief Description of Portfolio Company

NVTN LLC	NVTN LLC (d/b/a “Dick’s Last Resort”), established in 1985 and headquartered in Nashville, TN, operates company owned restaurants and earns a licensing fee on licensed restaurants located throughout the United States. Dick’s Last Resort has developed an identifiable brand for its unique casual dining restaurant concept that targets tourists and business travelers in high foot traffic locations.
OmniVere, LLC	OmniVere, LLC, headquartered in Chicago, IL, is a full service eDiscovery company that serves as a true end-to-end service provider in the eDiscovery industry.
Oxford Mining Company, LLC	Oxford Mining Company, LLC (d/b/a Westmoreland Resource Partners, L.P.), headquartered in Columbus, OH, is a producer of high-value thermal coal and surface-mined coal.
Path Medical, LLC	Path Medical, LLC, founded in 1993, is a provider of fully-integrated acute trauma treatment and diagnostic imaging solutions to patients injured in automobile and non-work related accidents throughout Florida.
Point.360	Point.360 (OTC: PTSX) headquartered in Los Angeles, CA is a publicly traded, full-service content management company with several facilities strategically located throughout Los Angeles supporting all aspects of postproduction.
Redwood Services Group, LLC	Redwood Services Group, LLC is a group of regional IT managed service providers that provide fully outsourced IT services to small and medium sized businesses.
RMS Holding Company, LLC	RMS Holding Company, LLC, founded in 2003 and headquartered in La Mesa, CA, provides employment administration and risk management services to banks, private fiduciaries and state programs.
SavATree, LLC	SavATree LLC, headquartered in Bedford Hills, NY, is a leading provider of residential tree and shrub maintenance, professional lawn care, and outdoor residential services with over twenty branches throughout the Eastern and Midwestern regions of the United States.
Sendero Drilling Company, LLC	Sendero Drilling Company, LLC, founded in 2010 as a wholly owned subsidiary of Pioneer Natural Resources, is a land drilling contractor headquartered in San Angelo, TX.
Seotowncenter, Inc.	Seotowncenter, Inc., founded in 2009 and based in Lehi, UT, is a tech-enabled business services company that delivers white label search engine optimization and local search and digital campaign fulfillment to the small and midsize business market.
SFP Holding, Inc.	SFP Holdings, Inc., founded in 1999 and headquartered in St. Paul, MN, is a provider of fire and life safety security systems.
Ship Supply Acquisition Corporation	Ship Supply Acquisition Corporation, founded in 1968 and headquartered in Miami, FL, is a logistics services business that provides products and maritime services for commercial and military marine vessels through four segments: (i) global logistics services, (ii) comprehensive husbandry services, (iii) full service vessel management to large passenger-carrying vessels, and (iv) fuel broker services.
SMART Financial Operations, LLC	SMART Financial Operations, LLC, headquartered in Orlando, FL, is a specialty retail platform initially comprised of three distinct retail pawn store chains and a pawn industry consulting firm.
SRS Software, LLC	SRS Software, LLC, founded in 1997 and headquartered in Montvale, NJ, is a leading provider of electronic health record and health information technology to high volume, specialty physicians.
Stancor, Inc.	Stancor, Inc., founded in 1985 and based out of Monroe, CT, is a designer and manufacturer of electric submersible pumps, control, accessories, and parts.
Starfish Holdco, LLC	Starfish Holdco, LLC (d/b/a Syncsort) through its subsidiaries will be a global software company specializing in Big Data, high speed sorting products, data protection, data quality and integration software and services, for mainframe, power systems and open system environments to enterprise customers.
TPG Plastics LLC	TPG Plastics LLC (“TPG”), founded in 1997 and based in Willowbrook, IL, is a full-service manufacturer of blow molded plastic components and systems for a targeted set of growing applications and end markets. TPG operates two complementary businesses: a custom business serving original equipment manufacturer customers and a proprietary line of consumer products sold through retailers and distributors.
Trans-Fast Remittance LLC	Trans-Fast Remittance LLC, founded in 1988 and based in New York, NY, is a cross-border money remittance provider.
URT Acquisition Holdings Corporation	URT Acquisition Holdings Corporation (d/b/a United Road Towing or “URT”) headquartered in Moneka, IL is an integrated towing company in the United States. URT provides a complete range of towing, vehicle storage and vehicle auction services.
US Multifamily, LLC	US Multifamily, LLC (“US Multifamily”) is a real estate private equity firm headquartered in Atlantic Beach, FL, with offices in Atlanta, Georgia and Charlotte, North Carolina. US Multifamily is focused on distressed multifamily assets primarily located in the Southeastern region of the United States.
Vail Holdco Corp	Vail Holdco Corp. (d/b/a Avantor Performance Materials Holdings, LLC) is a leading supplier of high quality specialty materials used in a variety of end markets with strict regulatory and performance specifications; primarily serves the life sciences end market, including biopharma, biomaterials, and research & diagnostics.
Velocity Pooling Vehicle, LLC	Velocity Pooling Vehicle, LLC, headquartered in Indianapolis, IN, is a manufacturer comprised of a group of highly recognizable brands serving nearly all product categories in the powersports aftermarket industry and a distributor of proprietary and sourced brands to a variety of dealers and retailers.
Watermill-QMC Midco, Inc.	Watermill-QMC Midco, Inc. (d/b/a Quality Metalcraft, Inc.), founded in 1964 and headquartered in Livonia, MI, is a provider of complex assemblies for specialty automotive production, prototype and factory assist applications.
Xebec Global Holdings, LLC	Xebec Global Holdings, LLC, founded in 2006 and headquartered in McLean, VA, primarily assists various intelligence agency operatives in the field with gathering intelligence, planning missions and performing mission assessments, among other services.

572

MANAGEMENT OF MCC

MCC’s business and affairs are managed under the direction of the MCC Board. The MCC Board currently consists of seven members, four of whom are not “interested persons” of MCC as defined in Section 2(a)(19) of the Investment Company Act. MCC refers to these individuals as its independent directors. The MCC Board elects its officers, who serve at the discretion of the MCC Board. The responsibilities of each director will include, among other things, the oversight of MCC’s investment activity, the quarterly valuation of MCC’s assets, and oversight of MCC’s financing arrangements. The MCC Board has also established an audit committee, a nominating and corporate governance committee, a compensation committee, and a special committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Pursuant to the MCC Certificate and the MCC Bylaws, the MCC Board is divided into three classes, designated Class I, Class II, and Class III. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Directors

Information regarding the MCC Board is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Brook Taube	48	Chief Executive Officer and Chairman of the MCC Board	2011	2020
Seth Taube	48	Director	2011	2019
Jeff Tonkel	48	Director	2014	2021

Independent Directors
Arthur S. Ainsberg	71	Director	2011	2019
Karin Hirtler-Garvey	61	Director	2011	2020
John E. Mack	71	Director	2011	2020
Mark Lerdal	59	Director	2017	2021

Executive Officers Who Are Not Directors

Name	Age	Position
Richard T. Allorto, Jr.	46	Chief Financial Officer and Secretary
John D. Fredericks	54	Chief Compliance Officer

The business address of the directors and executive officers is c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

573

Biographical Information

The following is information concerning the business experience of the MCC Board and executive officers. MCC’s directors have been divided into two groups - interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act.

Interested Directors

Brook Taube. Mr. Taube has served as the Chief Executive Officer and Chairman of the MCC Board since its inception in 2011. In addition, Mr. Taube co-founded MDLY in 2006 and has served as co-Chief Executive Officer and Chief Investment Officer since then and as co-Chairman of the MDLY Board since its formation. He has also served as a member of the Sierra Board since its inception in 2012. Prior to forming MDLY in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career in leveraged finance at Bankers Trust in 1992. Mr. Taube received a B.A. from Harvard University.

MCC believes that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates qualify him to serve as a member of the MCC Board.

Seth Taube. Mr. Taube has served as a member of the MCC Board since its inception in 2011. Mr. Taube co- founded MDLY in 2006 and has served as co-Chief Executive Officer since then and as co-Chairman of the MDLY Board since its formation. He has also served as the Chief Executive Officer and Chairman of the Sierra Board since its inception in 2012. Prior to forming MDLY in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and Morgan Stanley & Co. in its Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

MCC believes that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates qualify him to serve as a member of the MCC Board.

Jeff Tonkel. Mr. Tonkel has been a member of the MCC Board since February 2014. Mr. Tonkel joined MDLY in 2011 and has also served as President of Sierra since July 2013 and as President and a member of the MDLY Board since its formation. Prior to joining MDLY in 2011, Mr. Tonkel was a Managing Director with J.P. Morgan from January 2010 to November 2011, serving as Chief Financial Officer of a global financing and markets business. Prior to J.P. Morgan, Mr. Tonkel was a Managing Director of Principal Investments with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments in the specialty finance, real estate, energy and diversified industrial sectors. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

MCC believes that Mr. Tonkel’s broad and extensive experience in asset and credit management and tenure in the financial services industry qualify him to serve as a member of the MCC Board.

Independent Directors

Arthur S Ainsberg. Mr. Ainsberg is not an “interested person” of MCC as defined in the Investment Company Act. Mr. Ainsberg has over 40 years of experience in the financial services industry and a deep understanding of public and accounting matters for financial service companies. Mr. Ainsberg served as a director, Chairman of the Audit Committee and member of the Compliance Committee of Nomura Securities International, Inc. (the U.S. based broker-dealer of The Nomura Group) from 1996 through December 2014. In September 2012, Mr. Ainsberg was named to the board of directors of Nomura Global Financial Products, Inc., and in July 2013, he was named to the board of directors of Nomura Holding America, Inc., and served on each board through December 2014. In May 2013, Mr. Ainsberg was named to the Board of Directors of AG Mortgage Investment Trust. AG is a NYSE company, structured as a REIT, investing in various types of mortgage investments. From July 2003 through May 2012, Mr. Ainsberg served as a director for National Financial Partners Corporation, an independent financial services distribution company. From August 2009 through June 2011, Mr. Ainsberg served as Chief Operating Officer of Lehman Brothers Inc. in liquidation, the largest and most complex bankruptcy in the United States. Prior to this engagement, Mr. Ainsberg served as the Independent Consultant for Morgan Stanley & Co. from December 2003 until July 2009, under the Global Research Analyst Settlement, and was responsible for selecting and monitoring the providers of independent research for the clients of Morgan Stanley. Previously, Mr. Ainsberg was Chief Operating Officer at two investment partnerships, Brahman Capital Corp. from 1996 to 2000 and Bessent Capital Corp. during 2001. He also served as Chairman of the New York State Board for Public Accountancy from 1999 to 2000 and was a member of that board from 1993 to 2001. From 1998 to 2000, he was also a member of the Board of District 10 of the National Association of Securities Dealers. Mr. Ainsberg is also the author of Shackleton: Leadership Lessons from Antarctica (2008) and the co-author of Breakthrough: Elizabeth Hughes, the Discovery of Insulin, and the Making of a Medical Miracle (2010). Mr. Arthur S. Ainsberg has extensive experience in the financial services industry and a deep understanding of public and financial accounting matters for financial services companies. He also brings to the MCC Board a valuable perspective from his experience as a board member of a large U.S. broker-dealer.

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Karin Hirtler-Garvey. Ms. Hirtler-Garvey is not an “interested person” of MCC as defined in the Investment Company Act. Ms. Hirtler-Garvey has served as a Director of USAA Federal Savings Bank, a privately held consumer bank, where she has served as the Compensation Committee Chair since June 2018, and also served as the Risk Committee Chair from December 2013 to June 2018. She also has served as a Director of VA Capital Management, a privately held annuities firm, since August 2018, as well as a Director of Victory Capital Holdings, a privately held asset management firm, since October 2014, where she chairs the Audit Committee. Ms. Hirtler-Garvey has served as a Director of Western World Insurance Group since December 2006, and has chaired the Audit Committee since December 2009, and also served as a Member of its Compensation Committee and Pension Committee from April 2011 to September 2014. From August 2017 to August 2018, she served as a Director of Validus Holdings Ltd., the publicly-traded parent company of Western World. Ms. Hirtler-Garvey also served on the board of ARO Liquidation Inc., the successor company to Aeropostale, Inc., where she served as the Chairman of the Board of Directors from February 2012 to May 2016. Prior to being appointed, Ms. Hirtler-Garvey served on the board of Aeropostale since August 2005 where she was the lead independent director and served as a member of the Nominating and Corporate Governance Committee and Chairperson of the Audit Committee. From May 2009 to December 2011, Ms. Hirtler-Garvey was the Chief Risk Executive for Ally Financial Inc. From June 2008 to June 2009, Ms. Hirtler-Garvey also served as a Director for Residential Capital LLC, a subsidiary of GMAC. From March 2005 to December 2008, Ms. Hirtler-Garvey was a principal in a start-up real estate development venture based in New Jersey. From 1995 to 2005, Ms. Hirtler-Garvey held various senior level management positions at Bank of America, including Chief Operating Officer, Global Markets, President of Trust and Credit Banking Products, and Chief Financial Officer/Chief Operating Officer for the Wealth and Investment Management division. Ms. Hirtler-Garvey is a C.P.A. MCC believes that Ms. Hirtler-Garvey’s tenure in the financial services industry and extensive experience in senior management positions will support her appointment to the MCC Board.

John E. Mack. Mr. Mack is not an “interested person” of MCC as defined in the Investment Company Act. Mr. John E. Mack has over 40 years of international banking and financial business management experience. From November 2002 through September 2005, Mr. Mack served as Senior Managing Executive Officer and Chief Financial Officer of Shinsei Bank, Limited of Tokyo, Japan. Prior to joining Shinsei Bank and for more than 25 years, Mr. Mack served in senior management positions at Bank of America and its predecessor companies, including 12 years as Corporate Treasurer of NationsBank Corporation and NCNB Corporation. From November 2011 through December 2013, Mr. Mack was a member of the board of directors of Residential Capital LLC, and from January 2010 through March 2015, Mr. Mack was Vice-Chairman and a director of Islandsbanki hf located in Reykjavik, Iceland. Mr. Mack is currently a member of the board of directors of Flowers National Bank, Incapital Holdings LLC, Searchlight Minerals Corp., Tiptree Financial Inc. and GlobalMin Ventures Inc. Mr. Mack holds an M.B.A. from the University of Virginia, Darden School of Business and received his bachelor’s degree in Economics from Davidson College. Mr. Mack has served in senior management positions at large financial institutions and has extensive experience in finance, accounting and regulatory issues. In addition, his tenure in the financial services industry and service as a director of both public and private companies provide industry-specific knowledge and expertise to the MCC Board.

Mark Lerdal. Mr. Lerdal is not an “interested person” of MCC as defined in the Investment Company Act. Mr. Lerdal has served as the Executive Chairman of Leaf Clean Energy, a closed end listed fund in the renewable energy sector, since March 2014. He also serves on the boards of TerraForm Global, Inc. and Trading Emissions plc. Additionally, he serves as an operating partner at two private infrastructure funds. He has been active in the energy and finance industries for over 30 years. He earned a AB in Economics from Stanford University and a JD from Northwestern University.

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Executive Officers Who are not Directors

Richard T. Allorto, Jr. Mr. Allorto has served as the Chief Financial Officer and Secretary of MCC since its inception in 2011. Mr. Allorto has also served as the Chief Financial Officer, Treasurer and Secretary of Sierra from April 2012 until November 2016 and was re-appointed to such positions in July 2018, and as Chief Financial Officer of Medley since July 2010. Prior to joining Medley, Mr. Allorto held various positions at GSC Group, Inc., a registered investment adviser, since April 2001, including most recently as Chief Financial Officer of GSC Investment Corp., a BDC that was externally managed by GSC Group. Mr. Allorto started his career at Arthur Andersen in 1994 in its audit and assurance practice. Mr. Allorto is a licensed C.P.A. and received a B.S. in Accounting from Seton Hall University.

John D. Fredericks. Mr. Fredericks has served as the Chief Compliance Officer of MCC since February 2014. Mr. Fredericks has also served as the Chief Compliance Officer of Sierra since February 2014 and as General Counsel of MDLY since June 2013. Prior to joining MDLY, Mr. Fredericks was a partner with Winston & Strawn, LLP from February 2003 to May 2013, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers from 2000 to 2003 and an associate at Murphy, Weir & Butler from 1993 to 2000. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a B.A. from the University of California Santa Cruz and a J.D. from University of San Francisco.

Director Independence

In accordance with rules of the NYSE, the MCC Board annually determines each director’s independence. MCC does not consider a director independent unless the MCC Board has determined that he or she has no material relationship with MCC. MCC monitors the relationships of its directors and officers through the activities of its Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

MCC’s governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the MCC Board and the Chairman of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The MCC Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, and the Sierra Special Committee to independent directors.

In order to evaluate the materiality of any such relationship, the MCC Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that BDCs, such as MCC, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A. 00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of MCC, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with MCC.

The MCC Board has determined that each of the directors is independent and has no material relationship with MCC, except as a director and MCC Stockholder, with the exception of Brook Taube, Seth Taube and Jeff Tonkel. Messrs. Brook Taube, Seth Taube and Jeff Tonkel are interested persons of MCC due to their positions as members of management of MCC Advisors.

Board Leadership Structure

The MCC Board monitors and performs an oversight role with respect to the business and affairs of MCC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to MCC. Among other things, the MCC Board approves the appointment of MCC Advisors and officers, reviews and monitors the services and activities performed by MCC Advisors and executive officers and approves the engagement, and reviews the performance of, its independent registered public accounting firm.

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Under the MCC Bylaws, the MCC Board may designate a Chairman to preside over the meetings of the MCC Board and meetings of the MCC Stockholders and to perform such other duties as may be assigned to him or her by the MCC Board. MCC does not have a fixed policy as to whether the Chairman of the MCC Board should be an independent director and believes that MCC should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of MCC and MCC Stockholders at such times. Presently, Mr. Brook Taube serves as the Chairman of the MCC Board. Mr. Brook Taube is an “interested person” of MCC as defined in Section 2(a)(19) of the Investment Company Act because he is Chief Executive Officer of MCC, serves on the Investment Committee and is the Managing Member of MCC Advisors. MCC believes that Mr. Taube’s history with MCC, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of the MCC Board. MCC believes that it is best served through this existing leadership structure, as Mr. Taube’s relationship with MCC Advisors provides an effective bridge and encourages an open dialogue between management and the MCC Board, ensuring that both groups act with a common purpose.

The MCC Board’s designated lead independent director is Arthur Ainsberg. MCC is aware of the potential conflicts that may arise when a non- independent director is Chairman of the MCC Board, but believes these potential conflicts are offset by MCC’s strong corporate governance policies. MCC’s corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, and the MCC Special Committee comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering MCC’s compliance policies and procedures.

MCC recognizes that different board leadership structures are appropriate for companies in different situations. MCC re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet MCC’s needs.

Board of Directors Role in Risk Oversight

The MCC Board performs its risk oversight function primarily through (a) its four standing committees, which report to the entire MCC Board and are comprised solely of independent directors, and (b) active monitoring of MCC’s Chief Compliance Officer and compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the MCC Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing MCC’s accounting and financial reporting processes, MCC’s systems of internal controls regarding finance and accounting, and audits of MCC’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by MCC Stockholders, developing and recommending to the MCC Board a set of corporate governance principles and overseeing the evaluation of the MCC Board and MCC’s management.

The MCC Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Every quarter, the MCC Board reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of MCC and its service providers. The Chief Compliance Officer’s quarterly report addresses the following: (a) the operation of the compliance policies and procedures of MCC and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s quarterly review; and (d) any compliance matter that has occurred since the date of the last report about which the MCC Board would reasonably need to know to oversee MCC’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

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MCC believes that the MCC Board’s role in risk oversight is effective and appropriate given the extensive regulation to which MCC is already subject as a BDC. As a BDC, MCC is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, MCC’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met) immediately after each time MCC incurs indebtedness, MCC generally has to invest at least 70% of its total assets in “qualifying assets” and MCC is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment. MCC recognizes that different MCC Board roles in risk oversight are appropriate for companies in different situations. MCC re-examines the manners in which the MCC Board administers its oversight function on an ongoing basis to ensure that it continues to meet MCC’s needs.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and the MCC Special Committee have been established by the MCC Board. During the fiscal year of 2017, the MCC Board held six board meetings, five Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the MCC Board and of the respective committees on which they serve. MCC requires each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of MCC Stockholders.

Audit Committee. The Audit Committee operates pursuant to a charter approved by the MCC Board, a copy of which is available on MCC’s website at http://www.medleycapitalcorp.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for MCC, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of MCC’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing MCC’s annual financial statements and periodic filings and receiving MCC’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to the MCC Board regarding the valuation of MCC’s investments. The Audit Committee is responsible for aiding the MCC Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The MCC Board and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Messrs. John E. Mack, Arthur S. Ainsberg and Mark Lerdal and Ms. Karin Hirtler-Garvey. All of them are considered independent under the rules of the NYSE corporate governance listing standards and are not “interested persons” of MCC as that term is defined in Section 2(a)(19) of the Investment Company Act. Mr. Mack serves as Chairman of the Audit Committee. The MCC Board has determined that Mr. Mack is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Mack meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the MCC Board, a copy of which is available on MCC’s website at http://www.medleycapitalcorp.com. The members of the Nominating and Corporate Governance Committee are Messrs. Arthur Ainsberg, John E. Mack and Ms. Karin Hirtler-Garvey. All members of the Nominating and Corporate Governance Committee are considered independent under the rules of the NYSE and are not “interested persons” of MCC as that term is defined in Section 2(a)(19) of the Investment Company Act. Mr. Ainsberg serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by MCC Stockholders, selecting nominees to fill vacancies on the MCC Board or a committee thereof, developing and recommending to the MCC Board a set of corporate governance principles and overseeing the evaluation of the MCC Board and MCC’s management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by MCC Stockholders.

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The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the MCC Board, MCC and MCC Stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

●	are of high character and integrity;

●	are accomplished in their respective fields, with superior credentials and recognition;

●	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

●	have sufficient time available to devote to the affairs of MCC;

●	are able to work with the other members of the MCC Board and contribute to the success of MCC;

●	can represent the long-term interests of MCC Stockholders as a whole; and

●	are selected such that with the other members of the MCC Board represent a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the MCC Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the MCC Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves the needs of MCC and the interest of the MCC Stockholders.

Compensation Committee. The Compensation Committee operates pursuant to a charter approved by the MCC Board, a copy of which is available on MCC’s website at http://www.medleycapitalcorp.com. The Compensation Committee is responsible for reviewing and approving the reimbursement by MCC of the compensation of MCC’s Chief Financial Officer and his staff, and the staff of MCC’s Chief Compliance Officer. The current members of the Compensation Committee are Ms. Karin Hirtler-Garvey and Messrs. John E. Mack and Mark Lerdal, each of whom is not an interested person of MCC for purposes of the Investment Company Act and is independent for purposes of the NYSE corporate governance listing standards. Ms. Hirtler- Garvey serves as the Chairman of the Compensation Committee. As discussed below, none of MCC’s executive officers are compensated by MCC.

Special Committee. The MCC Special Committee was granted the authority to, among other things, evaluate and review the terms and conditions of the Mergers or any alternative thereto and determine whether the Mergers or any alternative thereto is advisable and is fair to, and in the best interests of, MCC and the MCC Stockholders (or any subset of the MCC Stockholders that the MCC Special Committee determines to be appropriate) in connection with the Mergers. The MCC Special Committee had the authority to select and retain, in its sole discretion, any advisers that they deemed appropriate, including their own independent financial and legal advisors. The current members of the MCC Special Committee are Ms. Karin Hirtler-Garvey and Messrs. Arthur S. Ainsberg, John E. Mack and Mark Lerdal, each of whom is not an interested person of MCC for purposes of the NYSE corporate governance listing standards. Arthur S. Ainsberg serves as the chair of the MCC Special Committee.

Code of Ethics

MCC has adopted a Code of Ethics which applies to, among others, MCC’s senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, director, employee and access person (as defined within MCC’s Code of Ethics) of MCC. MCC’s Code of Ethics can be accessed via MCC’s website at http://www.medleycapitalcorp.com. MCC intends to disclose any amendments to or waivers from any required provision of the Code of Ethics on Form 8-K.

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Compensation of Directors

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Interested Directors
Jeff Tonkel	—	—	—	—
Brook Taube	—	—	—	—
Seth Taube	—	—	—	—

Independent Directors(3)
Arthur S. Ainsberg	$148,000	—	—	$148,000
Karin Hirtler-Garvey	$151,000	—	—	$151,000
John E. Mack	$165,000	—	—	$165,000
Mark Lerdal	$36,202	—	—	$36,202

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	MCC does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors. However, MCC’s independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of MCC Common Stock issued at a price per share equal to the greater of MCC’s then current NAV per share or the market price at the time of payment. No shares were issued to any of MCC’s independent directors in lieu of cash during year ended September 30, 2017.

(3)	On June 19, 2017, Mr. Robert Lyons informed the MCC Board that he would resign as an independent director of the MCC Board, and not stand at MCC’s 2017 Annual Meeting of the Stockholders. Therefore, effective June 19, 2017, Mr. Lyons was no longer a member of the MCC Board. In connection with his service as a member of the MCC Board during the fiscal year ended September 30, 2017 (from October 1, 2016 through June 19, 2017), Mr. Lyons received $105,875 in compensation.

On December 7, 2016, the MCC Board approved an amendment to the compensation model pursuant to which the independent directors earn fees for their service on the MCC Board. Prior to the amendment, as compensation for serving on the MCC Board, each independent director received an annual fee of $55,000. Independent directors also received $7,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each MCC Board meeting and received $2,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee received an annual fee of $25,000 and each chairperson of any other committee received an annual fee of $10,000, and other members of the Audit Committee and any other standing committees received an annual fee of $12,500 and $6,000, respectively, for their additional services in these capacities. In addition, MCC purchases directors’ and officers’ liability insurance on behalf of MCC’s directors and officers.

The compensation model approved by the MCC Board on December 7, 2016, which will be retroactively effective as of October 1, 2016, amends the prior model by increasing the annual fee received by each independent director from $55,000 to $90,000, but decreasing the per MCC Board meeting fee from $7,500 to $3,000. In addition, there will no longer be a different fee for participating in MCC Board and/or committee meetings telephonically.

Indemnification Agreements

MCC has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide MCC’s directors the maximum indemnification permitted under Delaware law and the Investment Company Act. Each indemnification agreement provides that MCC shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by the DGCL and the Investment Company Act.

Compensation of Executive Officers

None of MCC’s officers receive direct compensation from MCC. The compensation of MCC’s Chief Financial Officer and Chief Compliance Officer is paid by MCC’s administrator, subject to reimbursement by MCC of an allocable portion of such compensation for services rendered by him or her to MCC.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF MCC

MCC has entered into the MCC Investment Management Agreement with MCC Advisors, its investment adviser. Mr. Brook Taube, MCC’s Chairman and Chief Executive Officer, is a Managing Partner of, and has financial and controlling interests in, MCC Advisors. In addition, Messrs. Seth Taube and Jeff Tonkel, members of the MCC Board, and Mr. Richard T. Allorto, Jr., MCC’s Chief Financial Officer, serve as Managing Partners and Chief Financial Officer, respectively, for MCC Advisors. Messrs. Seth Taube and Jeff Tonkel also have financial interests in MCC Advisors.

MCC Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with MCC’s. MCC Advisors also focuses on investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments. MCC Advisors and its affiliates may determine that an investment is appropriate for MCC and for one or more of its affiliated funds. In such event, depending on the availability of such investment and other appropriate factors, MCC Advisors or its affiliates may determine that MCC should co-invest with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the allocation procedures of MCC Advisors.

Co-Investment Opportunities

The Investment Company Act generally prohibits MCC from making certain negotiated co-investments with certain affiliates unless MCC receives an exemptive order from the SEC permitting it to do so. On November 25, 2013, MCC received an exemptive order from the SEC that permits it to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley LLC or an investment adviser controlled by Medley LLC in a manner consistent with MCC’s investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, MCC, MCC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) for a co-investment order that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with MCC that would otherwise be prohibited under Section 17(d) and 57(a) (4) and Rule 17d-1. On October 4, 2017, MCC, MCC Advisors and certain of MCC’s affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with MCC that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the Investment Company Act. The terms of the Current Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the Current Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the MCC Board determines that it would be in MCC’s best interest to participate in the transaction. However, neither MCC nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to MCC or them.

MCC may, nonetheless, invest alongside its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, MCC may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC staff permitting it and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment adviser, acting on MCC’s behalf or on behalf of other clients, negotiates any term other than price. MCC may also invest alongside such affiliates as otherwise permissible under regulatory guidance, applicable regulations and MCC Advisors’ allocation policies.

Material Nonpublic Information

MCC’s senior management, members of MCC Advisors’ investment committee and other investment professionals from MCC Advisors may serve as directors of, or in a similar capacity with, companies in which MCC invests or in which it is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict MCC’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

License Agreement

MCC has entered into a License Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has agreed to grant MCC a non-exclusive, royalty-free license to use the name “Medley.” In addition, pursuant to the terms of the MCC Administration Agreement, MCC Advisors provides MCC with the office space and administrative services necessary to conduct its day-to-day operations.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF MCC COMMON STOCK

The following table sets forth, as of [    ], 2018 the beneficial ownership of:

●	each current director, the nominees for director, and MCC executive officers,

●	each person known to MCC to beneficially own 5% or more of the outstanding shares of MCC Common Stock, and

●	the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of MCC Common Stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, MCC believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as MCC. MCC directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of MCC as defined in Section 2(a)(19) of the Investment Company Act. Unless otherwise indicated, the address of all executive officers and directors is c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class(2)
Interested Directors
Jeff Tonkel	15,000		[ ]	%
Brook Taube	7,946,938	(3)	[ ]	%
Seth Taube	7,934,448	(4)	[ ]	%
Independent Directors
Arthur S. Ainsberg	3,000		[ ]	%
Karin Hirtler-Garvey	3,000		[ ]	%
John E. Mack	1,000		[ ]	%
Mark Lerdal	—		[ ]	%
Executive Officers
Richard T. Allorto, Jr.	20,000		[ ]	%
John D. Fredericks	4,000		[ ]	%
All executive officers and directors as a group (9 persons)	8,170,448		[ ]	%

*	Represents less than one percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of MCC Common Stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that MCC has with respect to the present intent of the beneficial owners of MCC Common Stock listed in this table.

(2)	Based on a total of [ ] shares of MCC Common Stock issued and outstanding as of [ ], 2018.

(3)	Medley Seed Funding I LLC, a limited liability company controlled by Medley LLC, beneficially owns 7,756,938 of the reported shares. Brook Taube, together with Seth Taube, controls Medley LLC. Brook Taube disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. In addition, 190,000 of the reported shares are held by a trust for the benefit of Brook Taube’s family, for which he serves as a trustee.

(4)	Medley Seed Funding I LLC, a limited liability company controlled by Medley LLC, beneficially owns 7,756,938 shares of the reported shares. Seth Taube, together with Brook Taube, controls Medley LLC. Seth Taube disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. In addition, 142,510 of the reported shares are held by a trust for the benefit of Seth Taube’s family, for which he serves as a trustee, and 35,000 of the reported shares are held by The Seth and Angie Taube Foundation, Inc., which is a 501(c)(3) charitable organization.

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Set forth below is the dollar range of equity securities beneficially owned by each of MCC’s directors as of [        ], 2018. MCC is not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jeff Tonkel	$50,001 – $100,000
Brook Taube	over $1,000,000
Seth Taube	over $1,000,000
Independent Directors
Arthur S. Ainsberg	$10,001 – $50,000
Karin Hirtler-Garvey	$10,001 – $50,000
John E. Mack	$1 – $10,000
Mark Lerdal	None

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,001, $100,000 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

(2)	The dollar range of equity securities beneficially owned in MCC is based on the closing price for MCC Common Stock of $[ ] on [ ], 2018 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

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MCC COMMON STOCK PERFORMANCE GRAPH

The graph below compares the stockholder return on the MCC Common Stock from January 20, 2011 (IPO) to June 30, 2018 with that of the Standard & Poor’s 500 Stock Index and the Russell 2000 Financial Services Index. This graph assumes that on January 20, 2011, $100 was invested in MCC Common Stock, the S&P 500 Index, and the Russell 2000 Financial Services Index. The graph also assumes the reinvestment of all cash dividends prior to any tax effect. The stock price performance included in the below graph is not necessarily indicative of future stock performance.

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QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISKS OF MCC

MCC is subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both MCC’s cost of funding and its interest income from portfolio investments and cash and cash equivalents. MCC’s investment income will be affected by changes in various interest rates, including LIBOR, to the extent its debt investments include floating interest rates. In the future, MCC expects other loans in its portfolio will have floating interest rates. MCC may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the Investment Company Act. For the nine months ended June 30, 2018, MCC did not engage in hedging activities.

As of June 30, 2018, 79.1% of MCC’s income-bearing investment portfolio bore interest based on floating rates. The composition of its floating rate debt investments by cash interest rate LIBOR floor as of June 30, 2018 was as follows (dollars in thousands):

	June 30, 2018
LIBOR Floor	Fair Value	% of Floating Rate Portfolio
Under 1%	$12,273	3.4%
1% to under 2%	330,922	92.4
2% to under 3%	14,966	4.2
Total	$358,161	100.0%

Based on MCC’s Consolidated Statements of Assets and Liabilities as of June 30, 2018, the following table (dollars in thousands) shows the approximate increase/(decrease) in components of net assets resulting from operations of hypothetical LIBOR base rate changes in interest rates, assuming no changes in MCC’s investment and capital structure.

Basis point increase/(decrease)	Interest Income(1)	Interest Expense	Net Increase/ (Decrease)
300	$10,900	$45	$10,855
200	7,200	30	7,170
100	3,600	15	3,585
(100)	(3,400)	(15)	(3,385)
(200)	(4,200)	(30)	(4,170)
(300)	(4,200)	(45)	(4,155)

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

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CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON MCC ACCOUNTING AND FINANCIAL DISCLOSURE

None.

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BUSINESS OF MDLY

Overview

MDLY is an alternative asset management firm offering yield solutions to retail and institutional investors. MDLY focuses on credit-related investment strategies, primarily originating senior secured loans to private middle market companies in the U.S. that have revenues between $50 million and $1 billion. MDLY generally holds these loans to maturity. MDLY’s national direct origination franchise provides capital to the middle market in the U.S. For over 15 years, MDLY has provided capital to over 400 companies across 35 industries in North America.

MDLY manages three permanent capital vehicles, two of which are BDCs, and a credit interval fund, as well as long-dated private funds and SMAs, with a primary focus on senior secured credit. As of June 30, 2018, MDLY had over $5.0 billion of AUM in two BDCs, MCC and Sierra, as well as private investment vehicles. MDLY’s compounded annual AUM growth rate from December 31, 2010 through June 30, 2018 was 24%, and MDLY’s compounded annual Fee Earning AUM growth rate was 17%, which have both been driven in large part by the growth in its permanent capital vehicles. Since September 2015, MDLY received over $1.6 billion of new institutional capital commitments, bringing AUM to over $5.0 billion. Typically the investment periods of MDLY’s institutional commitments range from 18 to 24 months and it expects its Fee Earning AUM to increase as capital commitments included in AUM are invested.

In general, MDLY’s institutional investors do not have the right to withdraw capital commitments and, to date, MDLY has not experienced any withdrawals of capital commitments. For a description of the risk factor associated with capital commitments, see “Risk Factors — Risks relating to MDLY — Third-party investors in MDLY’s private funds may not satisfy their contractual obligation to fund capital calls when requested, which could adversely affect a fund’s operations and performance.”

The diagram below presents the historical correlation between growth in MDLY’s AUM, fee earning AUM and management fees.

(1)	Presented on a standalone basis.

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Direct origination, credit structuring and active monitoring of the loan portfolios MDLY manages are important success factors in its business, which can be adversely affected by difficult market and political conditions, such as the turmoil in the global capital markets from 2007 to 2009. Since MDLY’s inception in 2006, it has adhered to a disciplined investment process that employs these principles with the goal of delivering strong risk-adjusted investment returns while protecting investor capital. MDLY’s focus on protecting investor capital is reflected in its investment strategy; at June 30, 2018, approximately 77% of the combined portfolios investments were in first lien positions. MDLY believes that its ability to directly originate, structure and lead deals enables it to consistently lend at higher yields with better terms. In addition, the loans MDLY manages generally have a contractual maturity between three and seven years and are typically floating rate (at June 30, 2018, approximately 83% of the loans MDLY manages, based on aggregate principal amount, bore interest at floating rates), which it believes positions its business well for rising interest rates.

MDLY’s Funds

MDLY provides its credit-focused investment strategies through various funds and products that meet the needs of a wide range of retail and institutional investors.

MDLY’s permanent capital vehicles, MCC and Sierra, offer investors compelling risk-adjusted yield opportunities. Given their permanent capital nature and focus on senior credit, they provide a high degree of base management fee visibility. Additionally, MDLY has a strong institutional investor base for its long-dated private funds and SMAs, which have been an important source of diversified capital for its business.

Except as otherwise described herein with respect to MDLY’s BDCs, its investment funds themselves do not register as investment companies under the Investment Company Act, in reliance on Section 3(c)(1), Section 3(c)(7) or Section 7(d) thereof. Section 3(c)(7) of the Investment Company Act exempts from the Investment Company Act’s registration requirements investment funds privately placed in the United States whose securities are owned exclusively by persons who, at the time of acquisition of such securities, are “qualified purchasers” as defined under the Investment Company Act. Section 3(c)(1) of the Investment Company Act exempts from the Investment Company Act’s registration requirements privately placed investment funds whose securities are beneficially owned by not more than 100 persons. In addition, under certain current interpretations of the SEC, Section 7(d) of the Investment Company Act exempts from registration any non-U.S. investment fund all of whose outstanding securities are beneficially owned either by non-U.S. residents or by U.S. residents that are qualified purchasers and purchase their interests in a private placement. Certain subsidiaries of Medley LLC typically serve as an investment adviser for MDLY’s funds and are registered under the Advisers Act. MDLY’s funds’ investment advisers or one of their affiliates are entitled to management fees, performance fees and/or incentive fees from each investment fund to which they serve as investment advisers. For a discussion of the fees to which MDLY’s funds’ investment advisers are entitled across its various types of funds, please see “Fee Structure” below.

Medley Capital Corporation

MDLY launched MCC (NYSE: MCC) (TASE:MCC), its first permanent capital vehicle, in 2011 as a BDC. MCC has grown to become a BDC with approximately $0.9 billion in AUM as of June 30, 2018. MCC has demonstrated a 22% compounded annual growth rate of AUM from inception through June 30, 2018.

Sierra Income Corporation

MDLY launched Sierra, its first public non-traded permanent capital vehicle, in 2012 as a BDC. Sierra Common Stock was offered on a continuous basis, until its offering was terminated effective July 31, 2018, to investors through over 182 broker dealers representing over 10,440 registered investment advisers (“RIAs”) as of June 30, 2018. During the six months ended June 30, 2018, Sierra decreased AUM to $1.2 billion, a 4.6% decrease year over year.

Sierra Total Return Fund

MDLY launched Sierra Total Return Fund (“STRF”) (NASDAQ:SRNTX), its first interval fund, in January 2017. STRF is a continuously offered, non-diversified, closed-end investment management company that is operated as an interval fund. The fund commenced investment operations in June 2017.

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Long-Dated Private Funds

MDLY launched Medley Opportunity Fund I (“MOF I”), its first long-dated private fund, in 2006, Medley Opportunity Fund II LP (“MOF II”), its second long-dated private fund, in 2010, Medley Opportunity Fund III LP (“MOF III”), its third long-dated private fund, in 2014, and, in 2016,  Medley Credit Opportunity Fund LP (“MCOF”) and Aspect-Medley Investment Platform A LP (“Aspect”), its fourth and fifth long-dated private funds, respectively. In 2017, MDLY launched Medley Opportunity Fund Offshore III LP (“MOF III Offshore”). MDLY’s long-dated private funds are managed through partnership structures, in which limited partnerships organized by it accept commitments or funds for investment from institutional investors and high net worth individuals, and a general partner makes all policy and investment decisions, including selection of investment advisers. Affiliates of Medley LLC serve as the general partners and investment advisers to MDLY’s long-dated private funds. The limited partners of MDLY’s long-dated private funds take no part in the conduct or control of the business of such funds, have no right or authority to act for or bind such funds and have no influence on the voting or disposition of the securities or assets held by such funds, although limited partners often have the right to remove the general partner or cause an early liquidation by super-majority vote. As MDLY’s long-dated private funds are closed-ended, once an investor makes an investment, the investor is generally not able to withdraw or redeem its interest, except in very limited circumstances.

Separately Managed Accounts (SMAs)

MDLY launched its first SMA in 2010 and currently manages ten SMAs. In the case of its SMAs, the investor, rather than MDLY, dictates the risk tolerances and target returns of the account. MDLY acts as an investment adviser registered with the SEC under the Advisers Act for these accounts. The accounts offer customized solutions for liability driven investors such as insurance companies and typically offer attractive returns on risk-based capital.

Fee Structure

MDLY earns management fees at an annual rate of 0.75% to 2.00% and may earn performance fees, which may be in the form of an incentive fee or carried interest, in the event that specified investment returns are achieved by the fund or SMA. Management fees are generally based on a defined percentage of (1) average or total gross assets, including assets acquired with leverage, (2) total commitments, (3) net invested capital (4) NAV, or (5) lower of cost or market value of a fund’s portfolio investments. Management fees are calculated quarterly and are paid in cash in advance or in arrears depending on each specific fund or SMA. MDLY earns incentive fees on its permanent capital vehicles and earns incentive fees on certain of its long-dated private funds. In addition, MDLY may earn additional carried interest performance fees on its long-dated private funds and SMAs that are typically 15% to 20% of the total return over a 6% to 8% annualized preferred return.

Medley Capital Corporation

Pursuant to the MCC Investment Management Agreement between MCC and MDLY’s affiliate, MCC Advisors, MCC Advisors receives a base management fee and a two-part incentive fee. Effective January 1, 2016, pursuant to a fee waiver executed by MCC Advisors on February 8, 2016, the base management fee is calculated at an annual rate of 1.75% of MCC’s gross assets up to $1.0 billion and 1.50% on MCC’s gross assets over $1.0 billion, and is payable quarterly in arrears (the “Reduced Base Management Fee”). The Reduced Base Management Fee is calculated based on the average value of MCC’s gross assets at the end of the two most recently completed calendar quarters and will be appropriately pro-rated for any partial quarter. Prior to January 1, 2016, the MCC base management fee was calculated at an annual rate of 1.75% of MCC’s gross assets. The base management fee was calculated based on the average value of MCC’s gross assets at the end of the two most recently completed calendar quarters.

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The two components of the MCC incentive fee are described below.

●	The first component of the MCC incentive fee is the Part I incentive fee. Effective January 1, 2016, the incentive fee based on net investment income is reduced from 20.0% on pre-incentive fee net investment income over a fixed hurdle rate of 2.0% per quarter, to 17.5% on pre-incentive fee net investment income over a fixed hurdle rate of 1.5% per quarter. Moreover, the incentive fee based on net investment income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to MDLY’s aggregate net investment income, as adjusted, as described below (the “Reduced Incentive Fee on Net Investment Income”), from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). MDLY refers to such period as the “Trailing Twelve Quarters.” The hurdle amount for the Reduced Incentive Fee on Net Investment Income is determined on a quarterly basis, and is equal to 1.5% multiplied by MCC’s net assets at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to MCC’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by MCC of MCC Common Stock (including issuances pursuant to MCC’s dividend reinvestment plan), any repurchase by MCC of MCC Common Stock, and any dividends paid by MCC, each as may have occurred during the relevant quarter. Any Reduced Incentive Fee on Net Investment Income is paid to MCC Advisors on a quarterly basis, and is based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Reduced Base Management Fee but excluding any incentive fee on pre-incentive fee net investment income or on MCC’s capital gains.

The Reduced Incentive Fee on Net Investment Income for each quarter is determined as follows:

●	No incentive fee based on net investment income is payable to MCC Advisors for any calendar quarter for which there is no Excess Income Amount;

●	100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which MCC refers to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by MCC’s net assets at the beginning of each applicable calendar quarter, as adjusted as noted above, comprising the relevant Trailing Twelve Quarters is included in the calculation of the Reduced Incentive Fee on Net Investment Income; and

●	17.5% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Reduced Incentive Fee on Net Investment Income.

The amount of the Reduced Incentive Fee on Net Investment Income that is paid to MCC Advisors for a particular quarter equals the excess of the incentive fee so calculated minus the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Reduced Incentive Fee on Net Investment Income that is paid to MCC Advisors for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate incentive fees based on net investment income that was paid in respect of the first eleven calendar quarters (or a portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (X) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (Y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, MCC pays no incentive fee based on net investment income to MCC Advisors for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Reduced Incentive Fee based on Net Investment Income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, MCC pays a Reduced Incentive Fee on Net Investment Income to MCC Advisors equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Reduced Incentive Fee on Net Investment Income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, MCC pays a Reduced Incentive Fee on Net Investment Income to MCC Advisors, calculated as described above, for such quarter without regard to the Incentive Fee Cap.

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“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, and dilution to MCC’s net assets due to capital raising or capital actions, in such period and (ii) aggregate capital gains, whether realized or unrealized and accretion to MCC’s net assets due to capital raising or capital action, in such period.

Dilution to MCC’s net assets due to capital raising is calculated, in the case of issuances of common stock, as the amount by which the NAV per share was adjusted over the transaction price per share, multiplied by the number of shares issued. Accretion to MCC’s net assets due to capital raising is calculated, in the case of issuances of common stock (including issuances pursuant to its dividend reinvestment plan), as the excess of the transaction price per share over the amount by which the NAV per share was adjusted, multiplied by the number of shares issued. Accretion to MCC’s net assets due to other capital action is calculated, in the case of repurchases by MCC of its own common stock, as the excess of the amount by which the NAV per share was adjusted over the transaction price per share multiplied by the number of shares repurchased by MCC.

For the avoidance of doubt, the purpose of changing MDLY’s fee structure was to permanently reduce aggregate fees payable to MCC Advisors by MCC. Beginning January 1, 2016, in order to ensure that MCC pays MCC Advisors aggregate fees on a cumulative basis under the new fee structure that are less than the aggregate fees otherwise due under the management agreement, at the end of each quarter, MCC Advisors calculates aggregate base management fees and incentive fees on net investment income under both the new fee structure and the fee structure under the management agreement, and if, at any time after January 1, 2016, the aggregate fees on a cumulative basis under the new fee structure would be greater than the aggregate fees on a cumulative basis under the fee structure under the management agreement, MCC Advisors is only entitled to the lesser of those two amounts. Since the hurdle rate is fixed, if and as interest rates rise, it will be more likely that MDLY will surpass the hurdle rate and receive an incentive fee based on net investment income.

Prior to January 1, 2016, the Part I incentive fee was payable quarterly in arrears and was 20.0% of MCC’s pre-incentive fee net investment income for the immediately preceding calendar quarter subject to a 2.0% (which was 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under the hurdle rate and catch-up provisions, in any calendar quarter, MDLY received no incentive fee until MCC’s net investment income equaled the hurdle rate of 2.0%, but then received, as a “catch-up”, 100% of MCC’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeded the hurdle rate but was less than 2.5%. The effect of this provision was that, if pre-incentive fee net investment income exceeded 2.5% in any calendar quarter, MCC Advisors would receive 20.0% of MCC’s pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income meant interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, due diligence and consulting fees or other fees that MCC received from portfolio companies accrued during the calendar quarter, minus MCC’s operating expenses for the quarter including the base management fee, expenses payable to MCC Advisors, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income included, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that MDLY had not yet received in cash.

●	The second component of the MCC incentive fee, the Part II incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement as of the termination date), and equals 20.0% of MCC’s cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to MCC Advisors.

Entities controlled by former employees held limited liability company interests in MCC Advisors that entitled them to approximately 4.86% of the net incentive fee income through October 29, 2015 and an additional 5.75% of the net incentive fee income through August 20, 2016 from MCC Advisors. Since August 20, 2016 and going forward, MDLY is entitled to all of the management fees paid to MCC Advisors. MDLY may have similar arrangements with respect to the ownership of the entities that advise its BDCs in the future.

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Sierra Income Corporation

Pursuant to the Sierra Investment Advisory Agreement between Sierra and MDLY’s affiliate, SIC Advisors, SIC Advisors receives a base management fee and a two-part incentive fee. The Sierra base management fee is calculated at an annual rate of 1.75% of Sierra’s gross assets at the end of each completed calendar quarter and is payable quarterly in arrears.

The two components of the Sierra incentive fee are as follows.

●	The first, the Part I incentive fee (which is also referred to as a subordinated incentive fee), payable quarterly in arrears, is 20.0% of Sierra’s pre-incentive fee net investment income for the immediately preceding calendar quarter subject to a 1.75% (which is 7.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under the hurdle rate and catch-up provisions, in any calendar quarter, SIC Advisors receives no incentive fee until Sierra’s pre-incentive fee net investment income equals the hurdle rate of 1.75%, but then receives, as a “catch-up”, 100% of Sierra’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, SIC Advisors will receive 20.0% of Sierra’s pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, due diligence and consulting fees or other fees that Sierra receives from portfolio companies accrued during the calendar quarter, minus Sierra’s operating expenses for the quarter including the base management fee, expenses payable to SIC Advisors or to MDLY, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that Sierra has not yet received in cash. Since the hurdle rate is fixed, if interest rates rise, it will be easier for MDLY to surpass the hurdle rate and receive an incentive fee based on pre-incentive fee net investment income.

●	The second, the Part II incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement as of the termination date), and equals 20.0% of Sierra’s cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to SIC Advisors.

Strategic Capital Advisory Services, LLC owned 20% of SIC Advisors and was entitled to receive distributions of up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by Sierra to SIC Advisors, net of certain expenses. On August 9, 2018, Medley LLC exercised its right to redeem Strategic Partners interests in SIC Advisors. As payment of the purchase price for these interests, through June 30, 2022, SIC Advisors is obligated to pay to Strategic Capital an amount equal to up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by Sierra net of certain expenses. MDLY may have similar arrangements with respect to the ownership of the entities that advise its BDCs in the future.

Sierra Total Return Fund

Pursuant to the investment management agreement between STRF and MDLY’s affiliate, STRF Advisors LLC, STRF Advisors LLC will be entitled to a base management fee and an incentive fee. The STRF base management fee will be calculated and payable monthly in arrears at an annual rate of 1.50% of STRF’s average daily total assets during such period.

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The incentive fee will be calculated and payable quarterly in arrears in an amount equal to 15.0% of STRF’s pre-incentive fee net investment income for the immediately preceding quarter, and will be subject to a hurdle rate, expressed as a rate of return on STRF’s adjusted capital, equal to 1.50% per quarter, subject to a “catch-up” feature, which will allow STRF Advisors LLC to recover foregone incentive fees that were previously limited by the hurdle rate. Under the hurdle rate and catch-up provisions, in any calendar quarter, STRF Advisors LLC will not receive any incentive fee until STRF’s pre-incentive fee net investment income equals the hurdle rate of 1.50%, but then will receive, as a “catch-up,” 100% of STRF’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.76%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 1.76% in any calendar quarter, STRF Advisors LLC will receive 15.0% of STRF’s pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income accrued during the calendar quarter, minus STRF’s operating expenses for the quarter (including the management fee, expenses reimbursed to STRF Advisors LLC and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the inventive fee). For this purpose, adjusted capital means the cumulative gross proceeds received by STRF from the sale of shares (including pursuant to STRF’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to STRF’s mandatory repurchases and discretionary repurchases. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid to STRF Advisors LLC if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment to STRF Advisors LLC if prior quarters are below the quarterly hurdle rate.

Long-Dated Private Funds and SMAs

Pursuant to the respective underlying agreements of MDLY’s long-dated private funds and SMAs, MDLY receives an annual management fee and may earn incentive or performance fees. In general, management fees are calculated at an annual rate of 0.75% to 2.00% calculated on the value of the capital accounts or the value of the investments held by each limited partner, fund or account. MDLY may also receive transaction and advisory fees from a funds’ underlying portfolio investment. In certain circumstances, MDLY is required to offset its management fees earned by 50% to 100% of transaction and advisory fees earned. In addition, MDLY receives performance fees or carried interest in an amount equal to 15.0% to 20.0% of the realized cash derived from an investment, subject to a cumulative annualized preferred return to the investor of 6.0% to 8.0%, which is in turn subject to a 50% to 100% catch-up allocation to it.

For certain long-dated private funds, MDLY may also earn a two-part incentive fee. The first, the Part I incentive fee, is calculated and payable quarterly in an amount equal to 15.0% to 20.0% of the net investment income, subject to a hurdle rate equal to 1.5% to 2.0% per quarter, which is in turn subject to a 50% to 100% catch-up provision measured as of the end of each calendar quarter. The second, the Part II incentive fee, is calculated and payable annually in an amount equal to 15.0% to 20.0% of cumulative realized capital gains.

In order to better align the interests of MDLY’s senior professionals and the other individuals who manage MDLY’s long-dated private funds with its own interests and with those of the investors in such funds, such individuals may be allocated directly a portion of the performance fees in such funds. These interests entitle the holders to share the performance fees earned from MOF II. MDLY may make similar arrangements with respect to allocation of performance or incentive fees with respect to MOF III, MCOF, Aspect or other long-dated private funds that it may advise in the future.

As noted above, in connection with raising new funds or securing additional investments in existing funds, MDLY negotiates terms for such funds and investments with existing and potential investors. The outcome of such negotiations could result in its agreement to terms that are materially less favorable to MDLY than for prior funds it has advised or funds advised by its competitors. See “Risk Factors — Risks Relating to MDLY — Risks Relating to MDLY’s Business and Industry — MDLY may not be able to maintain its current fee structure as a result of industry pressure from fund investors to reduce fees, which could have an adverse effect on its profit margins and results of operations.”

Investor Relations

MDLY’s fundraising efforts historically have been spread across distribution channels and have not been dependent on the success of any single channel. MDLY distributes its investment products through two primary channels: (1) permanent capital vehicles and (2) long-dated private funds and SMAs. MDLY believes that each of these channels offers unique advantages to investors and allows it to continue to raise and deploy capital opportunistically in varying market environments.

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Permanent Capital Vehicles

MDLY distributes its permanent capital vehicles through three sub-channels:

●	MCC is MDLY’s publicly traded vehicle. It offers retail and institutional investors liquid access to an otherwise illiquid asset class (middle market credit). In addition to equity capital, MCC also raises debt capital in the private and public markets which is an alternative source of capital in challenging operating environments.

●	Sierra is MDLY’s non-traded public vehicle. It offers retail and institutional investors access to an otherwise illiquid asset class (middle market credit) without exposure to public market trading volatility. It allows MDLY to continue to raise capital continually during more challenging operating environments when publicly listed vehicles may be trading below NAV, which it believes is valuable during times of market volatility. MDLY believes this is a competitive advantage allowing it to make opportunistic investments, while peers may be more limited during times of market volatility.

●	STRF is MDLY’s non-traded interval vehicle. It offers retail and institutional investors investments in the debt and equity of fixed-income and fixed-income related securities. STRF is a continuously offered, non-diversified, closed-end investment management company that is operated as an interval fund.

Long-Dated Private Funds and SMAs

MDLY distributes its long-dated private funds and SMAs through two sub-channels:

●	Long-dated private funds: MDLY’s long-dated private funds offer institutional investors attractive risk-adjusted returns. MDLY believes this channel is an important element of its capital raising efforts given institutional investors are more likely to remain engaged in higher yielding private credit assets during periods of market turbulence.

●	Separately managed accounts: MDLY’s SMAs provide investors with customized investment solutions. This is particularly attractive for liability driven investors such as insurance companies that invest over long-time horizons.

MDLY believes that its deep and long-standing investor relationships, founded on its strong performance, disciplined management of its investors’ capital and diverse product offering, have facilitated the growth of its existing business and will assist it with the development of additional strategies and products, thereby increasing its fee earning AUM in the future. MDLY has dedicated in-house capital markets, investor relations and marketing specialists. MDLY has frequent discussions with its investors and is committed to providing them with the highest quality service. MDLY believes its service levels, as well as its emphasis on transparency, inspire loyalty and support its efforts to continue to attract investors across its investment platform.

Investment Process

Direct Origination.

MDLY focuses on lending directly to companies that are underserved by the traditional banking system and generally seek to avoid broadly marketed investment opportunities. MDLY sources investment opportunities through a variety of channels including direct relationships with companies, financial intermediaries such as national, regional and local bankers, accountants, lawyers and consultants, as well as through financial sponsors. Historically, as much as half of MDLY’s annual origination volume has been derived from either repeat or referred borrowers or repeat sponsors. The other half of MDLY’s annual origination volume has been sourced through a variety of channels including direct relationships with companies, financial intermediaries such as national, regional and local bankers, accountants, lawyers and consultants, as well as through other financial sponsors. Medley investments are well diversified across 35 industries. As of June 30, 2018, MDLY’s industry exposure in excess of 10% was 14% in business services and 12% in healthcare and pharmaceuticals. Medley has a highly selective, three step underwriting process that is governed by an investment committee. This comprehensive process narrows down the investment opportunities from generally over 1,000 a year to approximately 1% to 3% originated borrowers in a year. For the six months ended June 30, 2018, MDLY closed on 70 investments across 46 borrowers and approximately $224 million of invested capital. As of June 30, 2018, MDLY’s funds had 471 investments across 154 borrowers.

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Disciplined Underwriting.

MDLY performs thorough due diligence and focuses on several key criteria in its underwriting process, including strong underlying business fundamentals, a meaningful equity cushion, experienced management, conservative valuation and the ability to deleverage through cash flows. MDLY is often the agent for the loans it originates and accordingly controls the loan documentation and negotiation of covenants, which allows it to maintain consistent underwriting standards. MDLY invests across a broad range of industries and its disciplined underwriting process also involves engagement of industry experts and third-party consultants. This disciplined underwriting process is essential as MDLY’s funds have historically invested primarily in privately held companies, for which public financial information is generally unavailable. Since MDLY’s inception, it has experienced annualized realized losses for 0.3% of that capital through June 30, 2018. MDLY believes its disciplined underwriting culture is a key factor to its success and its ability to expand its product offerings.

Prior to making an investment, the investment team subjects each potential borrower to an extensive credit review process, which typically begins with an analysis of the market opportunity, business fundamentals, company operating metrics and historical and projected financial analysis. MDLY also compares liquidity, operating margin trends, leverage, free cash flow and fixed charge coverage ratios for each potential investment to industry metrics. Areas of additional underwriting focus include management or sponsor (typically a private equity firm) experience, management compensation, competitive landscape, regulatory environment, pricing power, defensibility of market share and tangible asset values. Background checks are conducted and tax compliance information may also be requested on management teams and key employees. In addition, the investment team contacts customers, suppliers and competitors and performs on-site visits as part of a routine business due diligence process.

MDLY’s disciplined underwriting process also involves the engagement of industry experts and third-party consultants. The investment team routinely uses third-party consultants and market studies to corroborate valuation and industry specific due diligence, as well as provide quality of earnings analysis. Experienced legal counsel is engaged to evaluate and mitigate regulatory, insurance, tax or other company-specific risks.

After the investment team completes its final due diligence, each proposed investment is presented to MDLY’s investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum for each investment opportunity typically includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks (where applicable) and structuring proposals. MDLY’s investment committee requires a majority vote to approve any investment.

Active Credit Management.

MDLY employs active credit management. Its process includes frequent interaction with management, monthly or quarterly reviews of financial information and, typically, attendance at board of directors’ meetings as observers. Investment professionals with deep restructuring and workout experience support MDLY’s credit management effort. The investment team also evaluates financial reporting packages provided by portfolio companies that detail operational and financial performance. Data is entered in Black Mountain, an investment management software program. Black Mountain creates a centralized, dynamic electronic repository for all of MDLY’s portfolio company data and generates comprehensive, standardized reports and dashboards which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes and account history.

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Investment Operations and Information Technology

In addition to MDLY’s investment team, it has a finance, accounting and operations team that supports its public and private vehicles team by providing infrastructure and administrative support in the areas of accounting/finance, valuation, capital markets and treasury functions, operations/information technology, strategy and business development, legal/compliance and human resources.

Regulatory and Compliance Matters

MDLY’s business, as well as the financial services industry generally, is subject to extensive regulation in the U.S. and elsewhere. The SEC and other regulators around the world have in recent years significantly increased their regulatory activities with respect to alternative asset management firms. MDLY’s business is subject to compliance with laws and regulations of U.S. federal and state governments, their respective agencies and/or various self-regulatory organizations or exchanges, and any failure to comply with these regulations could expose it to liability and/or reputational damage. MDLY’s business has been operated for a number of years within a legal framework that requires it being able to monitor and comply with a broad range of legal and regulatory developments that affect its activities. However, additional legislation, changes in rules promulgated by regulators or changes in the interpretation or enforcement of existing laws and rules, either in the U.S. or elsewhere, may directly affect MDLY’s mode of operation and profitability.

Certain MDLY subsidiaries are registered as investment advisers with the SEC. Registered investment advisers are subject to the requirements and regulations of the Advisers Act. Such requirements relate to, among other things, fiduciary duties to advisory clients, maintaining an effective compliance program, solicitation agreements, conflicts of interest, recordkeeping and reporting requirements, disclosure requirements, limitations on agency cross and principal transactions between an adviser and advisory clients and general anti-fraud prohibitions. The SEC requires investment advisers registered or required to register with the SEC under the Advisers Act that advise one or more private funds and have at least $150.0 million in private fund assets under management to periodically file reports on Form PF. MDLY has filed, and will continue to file, quarterly reports on Form PF, which has resulted in increased administrative costs and requires a significant amount of attention and time to be spent by its personnel. In addition, MDLY’s investment advisers are subject to routine periodic examinations by the staff of the SEC. MDLY’s investment advisers also have not been subject to any regulatory or disciplinary actions by the SEC.

MCC and Sierra are BDCs. A BDC is a special category of investment company under the Investment Company Act that was added by Congress to facilitate the flow of capital to private companies and small public companies based in the U.S. that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. BDCs make investments in private or thinly traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

BDCs are closed-end management investment companies that elect to be regulated as BDCs under the Investment Company Act. As such, BDCs are subject to only certain provisions of the Investment Company Act, as well as the Securities Act and the Exchange Act. BDCs are provided greater flexibility under the Investment Company Act than are other investment companies that are registered under the Investment Company Act in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed and may qualify to elect to be taxed as a RIC under Subchapter M of the Code, and the regulations thereunder, for U.S. federal income tax purposes. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The Investment Company Act requires that a majority of a BDC’s directors be persons other than “interested persons,” as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that a BDC may not change the nature of its business so as to cease to be, or withdraw its election to be regulated as a BDC unless approved by a majority of its outstanding voting securities. The Investment Company Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of its outstanding voting securities are present or represented by proxy or (2) more than 50% of its voting securities.

Generally, BDCs are prohibited under the Investment Company Act from knowingly participating in certain transactions with their affiliates without the prior approval of their board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates broadly to prohibit “joint transactions” among entities that share a common investment adviser.

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On October 4, 2017, MDLY received an amended exemptive order from the SEC that expanded its ability to negotiate the terms of co-investment transactions among its BDCs and other funds managed by it (the “Current Exemptive Order”), subject to the conditions included therein. In addition, the Current Exemptive Order allows Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with such funds, subject to certain conditions. Under the terms of the Current Exemptive Order, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the independent directors of the board of directors participating in the transaction determine that it would be in the fund’s best interest to participate in the transaction. If the Mergers are successfully consummated, the Combined Company and certain of its affiliates will not be able to rely on the Current Exemptive Order. In this regard, Sierra and certain of its affiliates have submitted an exemptive application to the SEC that requests an exemptive order that would supersede the Current Exemptive Order and would permit the Combined Company to participate in negotiated co-investment transactions with certain affiliates. For more information, see “Information about the Combined Company.”

In situations where co-investment with other funds managed by MDLY is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between MDLY’s interests and those of its other clients, MDLY will need to decide which client will proceed with the investment. MDLY will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, MDLY’s BDCs will be unable to invest in any issuer in which another of its funds holds an existing investment. Similar restrictions limit MDLY’s BDCs’ ability to transact business with its officers or directors or their affiliates.

MDLY’s BDCs have elected to be treated as RICs under Subchapter M of the Code. As RICs, BDCs generally do not have to pay corporate-level U.S. federal income taxes on any income that is distributed to its stockholders from its tax earnings and profits. To maintain qualification as a RIC, MDLY’s BDCs must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, the BDCs must distribute to their stockholders, for each taxable year, at least 90% of their “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses.

In July 2010, President Obama signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, imposes significant new regulations on nearly every aspect of the U.S. financial services industry, including oversight and regulation of systemic market risk (including the power to liquidate certain institutions); authorizing the Federal Reserve to regulate nonbank institutions that are deemed systemically important; generally prohibiting insured banks or thrifts, any bank holding company or savings and loan holding company, any non-U.S. bank with a U.S. branch, agency or commercial lending company and any subsidiaries and affiliates of any of these types of entities, regardless of geographic location, from conducting proprietary trading or investing in or sponsoring a “covered fund,” which includes private equity funds and hedge funds (i.e., the Volcker Rule); and imposing new registration, recordkeeping and reporting requirements on private fund investment advisers. Importantly, while several key aspects of the Dodd-Frank Act have been defined through final rules, many aspects will be implemented by various regulatory bodies over the next several years.

The Dodd-Frank Act requires the CFTC, the SEC and other regulatory authorities to promulgate certain rules relating to the regulation of the derivatives market. Such rules require or will require the registration of certain market participants, the clearing of certain derivatives contracts through central counterparties, the execution of certain derivatives contracts on electronic platforms, as well as reporting and recordkeeping of derivatives transactions. Certain MDLY funds may from time to time, directly or indirectly, invest in instruments that meet the definition of a “swap” under the Commodity Exchange Act and the CFTC’s rules promulgated thereunder. As a result, such funds may qualify as commodity pools, and the operators of such funds may need to register as commodity pool operators (“CPOs”) unless an exemption applies. Additionally, pursuant to a rule finalized by the CFTC in December 2012, certain classes of interest rate swaps and certain classes of index credit default swaps are now subject to mandatory clearing, unless an exemption applies. As of February 2014, many of these interest rate swaps and index credit default swaps are also now subject to mandatory trading on designated contract markets or swap execution facilities. The Dodd-Frank Act also provides expanded enforcement authority to the CFTC and SEC. While certain rules have been promulgated and are already in effect, the rulemaking and implementation process is still ongoing. In particular, the CFTC has finalized most of its rules under the Dodd-Frank Act, and the SEC has proposed several rules regarding security-based swaps but has only finalized a small number of these rules.

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Legal Proceedings

From time to time, MDLY is involved in various legal proceedings, lawsuits and claims incidental to the conduct of its business. MDLY’s businesses are also subject to extensive regulation, which may result in regulatory proceedings against it. Except as described below, MDLY is not currently a party to any material legal proceedings.

On August 29, 2016, MVF Holdings, Inc. filed a lawsuit naming MDLY among others as defendants, captioned Modern Videofilm Holdings, LLC, derivatively on behalf of Modern Videofilm, Inc. v. MCC, Medley Opportunity Fund II LP, MCC Advisors, Richard Craybas, James Feeley, Congruent Credit Opportunities Fund II, LP, Congruent Investment Partners, LLC, Preston Massey, Main Street Capital Corporation, Charles Sweet, Managease, Inc., Christina Woodward, in the California Superior Court, Los Angeles County, Central District, as Case No. BC 631888 (the “Derivative Action”), The plaintiff in the Derivative Action asserts claims derivatively on behalf of Modern VideoFilm LLC against the defendants for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, unfair competition, breach of the implied covenant of good faith and fair dealing, interference with prospective economic advantage, fraud, and declaratory relief. MDLY and the other defendants believe the causes of action asserted in the Derivative Action are without merit and all defendants intend to continue to assert a vigorous defense. On May 16, 2018, Modern VideoFilm LLC filed for bankruptcy in the United States Bankruptcy Court, Central District, As a result of the bankruptcy filing of Modern VideoFilm LLC’s, all matters in the Derivative Action have been stayed.

Medley LLC, MCC, Medley Opportunity Fund II LP, MDLY, Medley Group, LLC, Brook Taube, and Seth Taube were named as defendants, along with other various parties, in a putative class action lawsuit captioned as Royce Solomon, Jodi Belleci, Michael Littlejohn, and Giulianna Lomaglio v. American Web Loan, Inc., AWL, Inc., Mark Curry, MacFarlane Group, Inc., Sol Partners, Medley Opportunity Fund, II, LP, Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, Seth Taube, DHI Computing Service, Inc., Middlemarch Partners, and John Does 1-100, filed on December 15, 2017 and amended on March 9, 2018, in the United States District Court for the Eastern District of Virginia, Newport News Division, as Case No. 4:17-cv-145 (hereinafter, “Class Action 1”). Medley Opportunity Fund II LP and MCC were also named as defendants, along with various other parties, in a putative class action lawsuit captioned George Hengle and Lula Williams v. Mark Curry, American Web Loan, Inc., AWL, Inc., Red Stone, Inc., Medley Opportunity Fund II LP, and MCC, filed February 13, 2018, in the United States District Court, Eastern District of Virginia, Richmond Division, as Case No. 3:18-cv-100 (“Class Action 2”). Medley Opportunity Fund II LP and MCC were also named as defendants, along with various other parties, in a putative class action lawsuit captioned John Glatt, Sonji Grandy, Heather Ball, Dashawn Hunter, and Michael Corona v. Mark Curry, American Web Loan, Inc., AWL, Inc., Red Stone, Inc., Medley Opportunity Fund II LP, and MCC, filed August 9, 2018 in the United States District Court, Eastern District of Virginia, Newport News Division, as Case No. 4:18-cv-101 (“Class Action 3”) (together with Class Action 1 and Class Action 2, the “Virginia Class Actions”). Medley Opportunity Fund II LP was also named as a defendant, along with various other parties, in a putative class action lawsuit captioned Christina Williams and Michael Stermel v. Red Stone, Inc. (as successor in interest to MacFarlane Group, Inc.), Medley Opportunity Fund II LP, Mark Curry, Brian McGowan, Vincent Ney, and John Doe entities and individuals, filed June 29, 2018 and amended July 26, 2018, in the United States District Court for the Eastern District of Pennsylvania, as Case No. 2:18-cv-2747 (the “Pennsylvania Class Action”) (together with the Virginia Class Actions, the “Class Action Complaints”). The plaintiffs in the Class Action Complaints filed their putative class actions alleging claims under the Racketeer Influenced and Corrupt Organizations Act, and various other claims arising out of the alleged payday lending activities of American Web Loan. The claims against Medley Opportunity Fund II LP, Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, and Seth Taube (in Class Action 1, as amended); Medley Opportunity Fund II LP and MCC (in Class Action 2 and Class Action 3); and Medley Opportunity Fund II LP (in the Pennsylvania Class Action), allege that those defendants in each respective action exercised control over, or improperly derived income from, and/or obtained an improper interest in, American Web Loan’s payday lending activities as a result of a loan to American Web Loan. The loan was made by Medley Opportunity Fund II LP in 2011. American Web Loan repaid the loan from Medley Opportunity Fund II LP in full in February of 2015, more than 1 year and 10 months prior to any of the loans allegedly made by American Web Loan to the alleged class plaintiff representatives in Class Action 1. In Class Action 2, the alleged class plaintiff representatives have not alleged when they received any loans from American Web Loan. In Class Action 3, the alleged class plaintiff representatives claim to have received loans from American Web Loan at various times from February 2015 through April 2018. In the Pennsylvania Class Action, the alleged class plaintiff representatives claim to have received loans from American Web Loan in 2017. By orders dated August 7, 2018 and September 17, 2018, the Court presiding over the Virginia Class Actions consolidated those cases for all purposes. Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, and Seth Taube never made any loans or provided financing to, or had any other relationship with, American Web Loan. Medley Opportunity Fund II LP, Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, Seth Taube are seeking indemnification from American Web Loan, various affiliates, and other parties with respect to the claims in the Class Action Complaints. Medley Opportunity Fund II LP, Medley LLC, MCC, MDLY, Medley Group, LLC, Brook Taube, and Seth Taube believe the alleged claims in the Class Action Complaints are without merit and they intend to defend these lawsuits vigorously.

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Competition

The investment management industry is intensely competitive, and MDLY expects it to remain so. MDLY faces competition both in the pursuit of outside investors for its funds and in acquiring investments in attractive investee companies and making other investments. MDLY competes for outside investors based on a variety of factors, including:

●	investment performance;

●	investor perception of investment managers’ drive, focus and alignment of interest;

●	quality of service provided to and duration of relationship with investors;

●	business reputation; and

●	the level of fees and expenses charged for services.

MDLY faces competition in its lending and other investment activities primarily from other credit-focused funds, specialized funds, BDCs, real estate funds, hedge fund sponsors, other financial institutions and other parties. Many of these competitors in some of its business are substantially larger and have considerably greater financial, technical and marketing resources than are available to MDLY. Many of these competitors have similar investment objectives to MDLY, which may create additional competition for investment opportunities. Some of these competitors may also have a lower cost of capital and access to funding sources that are not available to MDLY, which may create competitive disadvantages for MDLY with respect to investment opportunities. In addition, some of these competitors may have higher risk tolerances, different risk assessments or lower return thresholds, which could allow them to consider a wider variety of investments and to bid more aggressively than MDLY for investments that it wants to make. Lastly, institutional and individual investors are allocating increasing amounts of capital to alternative investment strategies. Several large institutional investors have announced a desire to consolidate their investments in a more limited number of managers. MDLY expects that this will cause competition in its industry to intensify and could lead to a reduction in the size and duration of pricing inefficiencies.

Competition is also intense for the attraction and retention of qualified employees. MDLY’s ability to continue to compete effectively in its business will depend upon its ability to attract new employees and retain and motivate its existing employees.

For additional information concerning the competitive risks that MDLY faces, see “Risk Factors — Risks Relating to MDLY — Risks Related to MDLY’s Business and Industry — The investment management business is competitive.”

Employees

As of June 30, 2018, MDLY employed 70 individuals, including 30 investment, origination and credit management professionals, located in MDLY’s New York office.

Corporate Information

MDLY was incorporated as a Delaware corporation on June 13, 2014, and its sole asset is a controlling equity interest in Medley LLC. Pursuant to the Reorganization consummated in connection with MDLY’s IPO, MDLY became a holding corporation and the sole managing member of Medley LLC, operating and controlling all of the business and affairs of Medley LLC and, through Medley LLC and its subsidiaries, conducts its business. MDLY’s principal executive office is located at 280 Park Avenue, 6th Floor East, New York, New York 10017. MDLY’s telephone number is (212) 759-0777.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF MDLY

The information contained in this section should be read in conjunction with the “Selected Financial and Other Data of MDLY,” the “Unaudited Selected Pro Forma Condensed Consolidated Financial Data of the Combined Company,” the “Unaudited Pro Forma Condensed Combined Financial Statements” and MDLY’s, Sierra’s, and MCC’s financial statements and notes thereto appearing elsewhere in this Joint Proxy Statement/Prospectus.

See “Description of the Mergers” and the “Description of the MCC Merger Agreement,” “Description of the MDLY Merger Agreement,” and “Risk Factors” for a description of the principal risks relating to the Mergers, the Combined Company following the successful completion of the Mergers, Sierra, MCC, and MDLY.

Overview

MDLY is an alternative asset management firm offering yield solutions to retail and institutional investors. MDLY focuses on credit-related investment strategies, primarily originating senior secured loans to private middle market companies in the U.S. that have revenues between $50 million and $1 billion. MDLY generally holds these loans to maturity. MDLY’s national direct origination franchise provides capital to the middle market in the U.S. Over the past 16 years, MDLY has provided capital to over 400 companies across 35 industries in North America.

MDLY manages three permanent capital vehicles, two of which are BDCs and one interval fund, as well as long-dated private funds and SMAs, focusing on senior secured credit.

●	Permanent capital vehicles: MCC, Sierra and STRF, have a total AUM of $2.2 billion as of June 30, 2018.

●	Long-dated private funds and SMAs: MOF II, MOF III, MOF III Offshore, MCOF, Aspect, Aspect B, MCC JV, SIC JV and SMAs, have a total AUM of $2.8 billion as of June 30, 2018.

As of June 30, 2018, MDLY had $5.0 billion of AUM, $2.2 billion in permanent capital vehicles and $2.8 billion in long-dated private funds and SMAs. MDLY’s AUM as of June 30, 2018 declined by 7% year over year which was driven in large part by debt repayments and return of capital distributions. MDLY’s compounded annual AUM growth rate from December 31, 2010 through June 30, 2018 was 24% and its compounded annual Fee Earning AUM growth rate was 17%, both of which have been driven in large part by the growth in MDLY’s permanent capital vehicles. As of June 30, 2018, MDLY had $3.0 billion of Fee Earning AUM, $1.9 billion in permanent capital vehicles and $1.1 billion in long-dated private funds and SMAs. Typically the investment periods of MDLY’s institutional commitments range from 18 to 24 months and MDLY expects its Fee Earning AUM to increase as capital commitments included in AUM are invested.

In general, MDLY’s institutional investors do not have the right to withdraw capital commitments and, to date, MDLY has not experienced any withdrawals of capital commitments. For a description of the risk factor associated with capital commitments, see “Risk Factors – Third-party investors in MDLY’s private funds may not satisfy their contractual obligation to fund capital calls when requested, which could adversely affect a fund’s operations and performance” included in this Joint Proxy Statement/Prospectus.

Direct origination, careful structuring and active monitoring of the loan portfolios MDLY manages are important success factors in MDLY’s business, which can be adversely affected by difficult market and political conditions, such as the turmoil in the global capital markets from 2007 to 2009. Since MDLY’s inception in 2006, MDLY has adhered to a disciplined investment process that employs these principles with the goal of delivering strong risk-adjusted investment returns while protecting investor capital. MDLY believes that its ability to directly originate, structure and lead deals enables MDLY to achieve these goals. In addition, the loans MDLY manages generally have a contractual maturity of between three and seven years and are typically floating rate, which MDLY believes positions its business well for rising interest rates.

The significant majority of MDLY’s revenue is derived from management fees, which includes base management fees earned on all of MDLY investment products as well as Part I incentive fees earned from MDLY’s permanent capital vehicles and certain MDLY’s long-dated private funds. MDLY’s base management fees are generally calculated based upon fee earning assets and paid quarterly in cash. MDLY’s Part I incentive fees are typically calculated based upon net investment income, subject to a hurdle rate, and are also paid quarterly in cash.

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MDLY also may earn carried interest from MDLY’s long-dated funds and contractual performance fees from its SMAs. Typically, these fees are 15.0% to 20.0% of the total return above a hurdle rate. Carried interest represent fees that are a capital allocation to the general partner or investment manager, are accrued quarterly and paid after the return of all invested capital and an amount sufficient to achieve the hurdle rate of return.

MDLY also may receive incentive fees related to realized capital gains in its permanent capital vehicles and certain its long-dated private funds that MDLY refers to as Part II incentive fees. Part II incentive fees are payable annually and are calculated at the end of each applicable year by subtracting (i) the sum of cumulative realized capital losses and unrealized capital depreciation from (ii) cumulative aggregate realized capital gains. If the amount calculated is positive, then the Part II incentive fee for such year is equal to 20% of such amount, less the aggregate amount of Part II incentive fees paid in all prior years. If such amount is negative, then no Part II incentive fee will be payable for such year. As MDLY’s investment strategy is focused on generating yield from senior secured credit, historically it has not generated Part II incentive fees.

For the three and six months ended June 30, 2018, 82%, and 83%, respectively, of MDLY’s revenues were generated from management fees and carried interest derived primarily from net interest income on senior secured loans.

MDLY’s primary expenses are compensation to MDLY’s employees and general, administrative and other expenses. Compensation includes salaries, discretionary bonuses, stock-based compensation and benefits paid and payable to MDLY’s employees. Performance fee compensation is related to performance fees, generally consisting of incentive allocations in MDLY’s long-dated private funds that it grants to certain of its professionals. General and administrative expenses include costs primarily related to professional services, office rent and related expenses, depreciation and amortization, travel and related expenses, information technology, communication and information services, placement fees and third-party marketing expenses and other general operating items.

Reorganization and Initial Public Offering

MDLY was incorporated on June 13, 2014 and commenced operations on September 29, 2014 upon the completion of its IPO of MDLY Class A Common Stock. MDLY raised $100.4 million, net of underwriting discounts, through the issuance of 6,000,000 shares of MDLY Class A Common Stock at a public offering price of $18.00 per share. The offering proceeds were used to purchase 6,000,000 newly issued Medley LLC Units from Medley LLC. Prior to the IPO, MDLY had not engaged in any business or other activities except in connection with its formation and IPO.

In connection with the IPO, MDLY issued 100 shares of MDLY Class B Common Stock to Medley Group, an entity wholly owned by the pre-IPO members of Medley LLC. For so long as the pre-IPO members and then-current Medley personnel hold at least 10% of the aggregate number of shares of MDLY Class A Common Stock and Medley LLC Units (excluding those Medley LLC Units held by MDLY) then outstanding, the MDLY Class B Common Stock entitles Medley Group to a number of votes that is equal to 10 times the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock and entitle each other holders of MDLY Class B Common Stock, without regard to the number of shares of MDLY Class B Common Stock held by such other holder, to a number of votes that is equal to 10 times the number of membership units held by such holder.

In connection with the IPO, Medley LLC amended and restated its limited liability agreement to modify its capital structure by reclassifying the 23,333,333 interests held by the pre-IPO members into a single new class of units. The pre-IPO members also entered into the Exchange Agreement under which they (or certain permitted transferees thereof) have the right, subject to the terms of the Exchange Agreement, to exchange their Medley LLC Units for shares of MDLY Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. In addition, pursuant to the amended and restated limited liability agreement, MDLY became the sole managing member of Medley LLC.

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MDLY’s Structure

MDLY is a holding company and its sole material asset is a controlling equity interest in Medley LLC. MDLY operates and controls all of the business and affairs and consolidates the financial results of Medley LLC and its subsidiaries. MDLY and its pre-IPO owners have also entered into the Exchange Agreement under which they (or certain permitted transferees) have the right (subject to the terms of the Exchange Agreement), to exchange their Medley LLC Units for shares of MDLY Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications.

Medley Group LLC, an entity wholly owned by MDLY pre-IPO owners, holds all 100 issued and outstanding shares of MDLY Class B Common Stock. For so long as MDLY’s pre-IPO owners and then-current Medley personnel hold at least 10% of the aggregate number of shares of MDLY Class A Common Stock and Medley LLC Units (excluding Medley LLC Units held by MDLY), which MDLY refers to as the “Substantial Ownership Requirement,” the MDLY Class B Common Stock entitles Medley Group LLC, without regard to the number of shares of MDLY Class B Common Stock held by it, to a number of votes that is equal to 10 times the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock and entitle each other holder of MDLY Class B Common Stock, without regard to the number of shares of MDLY Class B Common Stock held by such other holder, to a number of votes that is equal to 10 times the number of Medley LLC Units held by such holder. For purposes of calculating the Substantial Ownership Requirement, (1) shares of MDLY Class A Common Stock deliverable to MDLY’s pre-IPO owners and then-current Medley personnel pursuant to outstanding equity awards will be deemed then outstanding and (2) shares of MDLY Class A Common Stock and Medley LLC Units held by any estate, trust, partnership or limited liability company or other similar entity of which any pre-IPO owner or then-current Medley personnel, or any immediate family member thereof, is a trustee, partner, member or similar party will be considered held by such pre-IPO owner or other then-current Medley personnel. From and after the time that the Substantial Ownership Requirement is no longer satisfied, the MDLY Class B Common Stock will entitle Medley Group LLC, without regard to the number of shares of MDLY Class B Common Stock held by it, to a number of votes that is equal to the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock and entitle each other holders of MDLY Class B Common Stock, without regard to the number of shares of MDLY Class B Common Stock held by such other holder, to a number of votes that is equal to the number of Medley LLC Units held by such holder. At the completion of MDLY’s IPO, its pre-IPO owners were comprised of all of the non-managing members of Medley LLC. However, Medley LLC may in the future admit additional non-managing members that would not constitute pre-IPO owners. If at any time the ratio at which Medley LLC Units are exchangeable for shares of MDLY Class A Common Stock changes from one-for-one as set forth in the Exchange Agreement, the number of votes to which MDLY Class B Common Stockholders are entitled will be adjusted accordingly. Holders of shares of MDLY Class B Common Stock will vote together with holders of MDLY Class A Common Stock as a single class on all matters on which MDLY Stockholders are entitled to vote generally, except as otherwise required by law.

Other than MDLY, the Medley LLC Unitholders, including MDLY pre-IPO owners, are, subject to limited exceptions, prohibited from transferring any Medley LLC Units held by them upon consummation of MDLY’s IPO, or any shares of MDLY Class A Common Stock received upon exchange of such Medley LLC Units, until the third anniversary of MDLY’s IPO without its consent. Thereafter and prior to the fourth and fifth anniversaries of MDLY’s IPO, such holders may not transfer more than 33 1/3% and 66 2/3%, respectively, of the number of Medley LLC Units held by them upon consummation of MDLY’s IPO, together with the number of any shares of MDLY Class A Common Stock received by them upon exchange therefor, without MDLY’s consent. While this agreement could be amended or waived by MDLY, MDLY’s pre-IPO owners have advised MDLY that they do not intend to seek any waivers of these restrictions.

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The diagram below depicts MDLY’s organizational structure (excluding those operating subsidiaries with no material operations or assets) as of July 27, 2018:

(1)	MDLY Class B Common Stock provides Medley Group LLC with a number of votes that is equal to 10 times the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC. From and after the time that the Substantial Ownership Requirement is no longer satisfied, the MDLY Class B Common Stock will provide Medley Group LLC with a number of votes that is equal to the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock.

(2)	If MDLY’s pre-IPO owners exchanged all of their vested and unvested Medley LLC Units for shares of MDLY Class A Common Stock, they would hold 81.69% of the outstanding shares of MDLY Class A Common Stock, entitling them to an equivalent percentage of economic interests and voting power in MDLY, Medley Group LLC would hold no voting power or economic interests in MDLY and MDLY would hold 100% of outstanding Medley LLC Units and 100% of the voting power in Medley LLC.

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(3)	Strategic Capital Advisory Services, LLC owns 20% of SIC Advisors and is entitled to receive distributions of up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by Sierra to SIC Advisors, net of certain expenses, as well as 20% of the returns of the investments held at SIC Advisors.

(4)	Medley LLC holds 96.5% of the Class B economic interests in Medley (Aspect) Management LLC.

(5)	Medley LLC holds 100% of the outstanding Common Interest, and DB MED Investor I LLC holds 100% of the outstanding Preferred Interest in each of Medley Seed Funding I LLC and Medley Seed Funding II LLC.

(6)	Medley Seed Funding III LLC holds 100% of the senior preferred interest, Strategic Capital Advisory Services, LLC holds 100% of the junior preferred interest, and Medley LLC holds 100% of the common interest in STRF Advisors LLC.

(7)	Medley LLC holds 95.5% of the Class B economic interests in MCOF Management LLC.

(8)	Medley LLC holds 100% of the outstanding Common Interest, and DB MED Investor II LLC holds 100% of the outstanding Preferred Interest in Medley Seed Funding III LLC.

(9)	Medley GP Holdings LLC holds 95.5% of the Class B economic interests in each of MCOF GP LLC.

(10)	Certain employees, former employees and former members of Medley LLC hold approximately 40% of the limited liability company interests in MOF II GP LLC, the entity that serves as general partner of MOF II, entitling the holders to share the performance fees earned from MOF II.

(11)	Medley LLC holds 96.5% of the Class B economic interests in Medley (Aspect) GP LLC.

Trends Affecting MDLY’s Business

MDLY’s results of operations, including the fair value of its AUM, are affected by a variety of factors, including conditions in the global financial markets as well as economic and political environments, particularly in the U.S.

During the first and second quarter of 2018, the domestic economy exhibited continued growth, and key financial market indicators generated positive readings. Coincident with improving economic growth, LIBOR rates have increased, while credit spreads have tightened. Across the lending spectrum, year over year loan issuance has increased, driven by several factors, including robust merger and acquisition activity, as well as significant refinance activity. MDLY’s platform provides it the ability to lend across the capital structure and at varying interest rates providing the firm access to a larger borrower subset over time.

In addition to these macroeconomic trends and market factors, MDLY’s future performance is dependent on its ability to attract new capital. MDLY believes the following factors will influence its future performance:

●	The extent to which investors favor directly originated private credit investments. MDLY’s ability to attract additional capital is dependent on investors’ views of directly originated private credit investments relative to traditional assets. MDLY believes fundraising efforts will continue to be impacted by certain fundamental asset management trends that include: (i) the increasing importance of directly originated private credit investment strategies for institutional investors; (ii) increasing demand for directly originated private credit investments from retail investors; (iii) recognition by the consultant channel, which serves endowment and pension fund investors, that directly originated private credit is an important component of asset allocation; (iv) increasing demand from insurance companies seeking alternatives to investing in the liquid credit markets; and (v) de-leveraging of the global banking system, bank consolidation and increased bank regulatory requirements.

●	MDLY’s ability to generate strong, stable returns and retain investor capital throughout market cycles. The capital MDLY is able to attract and retain drives the growth of its AUM, fee earning AUM and management fees. MDLY believes it is well positioned to invest through market cycles given its AUM is in either permanent capital vehicles or long-dated private funds and SMAs.

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●	MDLY’s ability to source investments with attractive risk-adjusted returns. MDLY’s ability to grow its revenue is dependent on its continued ability to source attractive investments and deploy the capital that it has raised. MDLY believes that the current economic environment provides attractive investment opportunities. MDLY’s ability to identify attractive investments and execute on those investments is dependent on a number of factors, including the general macroeconomic environment, valuation, size and the liquidity of these investment opportunities. A significant decrease in the quality or quantity of investment opportunities in the directly originated private credit market, a substantial increase in corporate default rates, an increase in competition from new entrants providing capital to the private debt market and a decrease in recovery rates of directly originated private credit could adversely affect MDLY’s ability to source investments with attractive risk-adjusted returns.

●	The attractiveness of MDLY’s product offering to investors. MDLY believes defined contribution plans, retail investors, public institutional investors, pension funds, endowments, sovereign wealth funds and insurance companies are increasing exposure to directly originated private credit investment products to seek differentiated returns and current yield. MDLY’s permanent capital vehicles and long-dated private funds and SMAs benefit from this demand by offering institutional and retail investors the ability to invest in its private credit investment strategy. MDLY believes that the breadth, diversity and number of investment vehicles it offers allows it to maximize its reach with investors.

●	The strength of MDLY’s investment process, operating platform and client servicing capabilities. Following the most recent financial crisis, investors in alternative investments, including those managed by MDLY, have heightened their focus on matters such as manager due diligence, reporting transparency and compliance infrastructure. Since inception, MDLY has invested heavily in its investment monitoring systems, compliance and enterprise risk management systems to proactively address investor expectations and the evolving regulatory landscape. MDLY believes these investments in operating infrastructure will continue to support its growth in AUM.

Components of MDLY’s Results of Operations

Management Fees. Management fees include both base management fees as well as Part I incentive fees.

●	Base Management Fees. Base management fees are generally based on a defined percentage of (i) average or total gross assets, including assets acquired with leverage, (ii) total commitments, (iii) net invested capital, (iv) NAV or (v) lower of cost or market value of a fund’s portfolio investments. These fees are calculated quarterly and are paid in cash in advance or in arrears. Base management fees are recognized as revenue in the period advisory services are rendered, subject to MDLY’s assessment of collectability.

In addition, MDLY also receives non asset-based management fees that may include special fees such as origination fees, transaction fees and similar fees paid to MDLY in connection with portfolio investments of its funds. These fees are specific to particular transactions and the contractual terms of the portfolio investments, and are recognized when earned.

●	Part I Incentive Fees. MDLY also includes Part I incentive fees that it receives from its permanent capital vehicles and certain of MDLY’s long-dated private funds in management fees. Part I incentive fees are paid quarterly, in cash, and are driven primarily by net interest income on senior secured loans. As it relates to MCC, these fees are subject to netting against realized and unrealized losses. MDLY is primarily an asset manager of yield-oriented products and its incentive fees are primarily derived from spread income rather than trading or capital gains. In addition, MDLY also carefully manages interest rate risk. MDLY is generally positioned to benefit from a raising rate environment, which should benefit fees paid to MDLY from its vehicles and funds.

Performance Fees. Performance fees are contractual fees which do not represent a capital allocation to the general partner or investment manager that are earned based on the performance of certain funds, typically MDLY’s separately managed accounts. Performance fees are earned based on the fund performance during the period, subject to the achievement of minimum return levels in accordance with the respective terms set out in each fund’s investment management agreement.

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Prior to the adoption of the new revenue recognition standard on January 1, 2018, MDLY accounted for contractual based performance fees under Method 2 of ASC 605, Revenue Recognition, for revenue based on a formula. Under this method, performance fees for any period were based upon an assumed liquidation of the underlying fund’s net assets on the reporting date and were subject to reversal to the extent that cumulative previously recognized performance fees exceeded the amount due to the general partner or investment manager based on a fund’s cumulative investment returns. Effective January 1, 2018, MDLY accounted for such performance fees in accordance with ASC 606, Revenue from Contracts with Customers, and will only recognize contractual based performance fees when it is probable that a significant reversal of such fees will not occur in the future.

The timing and amount of performance fees generated by MDLY’s funds is uncertain. If MDLY is to have a realization event in a particular quarter or year, it may have a significant impact on MDLY results for that particular quarter or year that may not be replicated in subsequent periods. Refer to “Risk Factors — Risks Related to MDLY’s Business and Industry” included this Joint Proxy Statement/Prospectus.

●	Part II Incentive Fees. For MDLY’s permanent capital vehicles and certain of its long-dated private funds, Part II incentive fees generally represent 20.0% of each fund’s cumulative realized capital gains (net of realized capital losses and unrealized capital depreciation). MDLY has not received these fees historically, and does not expect such fees to be material in the future given MDLY’s focus on senior secured lending.

Other Revenues and Fees. MDLY provides administrative services to certain of its vehicles that are reported as other revenues and fees. Such fees are recognized as revenue in the period that administrative services are rendered. These fees are generally based on expense reimbursements for the portion of overhead and other expenses incurred by certain professionals directly attributable to each respective fund. MDLY also acts as the administrative agent on certain deals for which MDLY may earn loan administration fees and transaction fees. Additionally, this line item includes reimbursable origination and deal expenses as well as reimbursable entity formation and organizational expenses.

These fees are reported within total revenues in MDLY’s unaudited condensed consolidated financial statements included in this Joint Proxy Statement/Prospectus.

Carried Interest. Carried interest are performance based fees that represent a capital allocation of income to the general partner or investment manager. Carried interest is allocated to MDLY based on cumulative fund performance to date, subject to the achievement of minimum return levels in accordance with the respective terms set out in each fund’s governing documents.

Prior to January 1, 2018, MDLY accounted for carried interest under Method 2 of ASC 605, as previously described. Upon adoption of the new revenue recognition standard, MDLY reassessed its accounting policy for carried interest, and determined that carried interest is within the scope of the accounting for equity method investments, and, as such, is not within the scope of the new revenue recognition guidance. Under the equity method of accounting, MDLY will record carried interest in a consistent manner as it historically had which is based upon an assumed liquidation of that fund’s net assets as of the reporting date, regardless of whether such amounts have been realized. For any given period, carried interest on MDLY condensed consolidated statements of operations may include reversals of previously recognized carried interest due to a decrease in the value of a particular fund that results in a decrease of cumulative carried interest earned to date. Since fund return hurdles are cumulative, previously recognized fees also may be reversed in a period of appreciation that is lower than the particular fund’s hurdle rate.

Carried interest received in prior periods may be required to be returned by MDLY in future periods if the funds’ investment performance declines below certain levels. Each fund is considered separately in this regard and, for a given fund, carried interest can never be negative over the life of a fund. If upon a hypothetical liquidation of a fund’s investments, at their then current fair values, previously recognized and distributed carried interest would be required to be returned, a liability is established for the potential clawback obligation. As of June 30, 2018, MDLY has not received any carried interest distributions, except for tax distributions related to its allocation of net income, which included an allocation of carried interest. Pursuant to the organizational documents of each respective fund, a portion of these tax distributions may be subject to clawback. As of June 30, 2018, MDLY has accrued $7.2 million for clawback obligations that would need to be paid if the funds were liquidated at fair value as of the end of the reporting period. MDLY’s actual obligation, however, would not become payable or realized until the end of a fund’s life.

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Other Investment income. Other investment income is comprised of unrealized appreciation (depreciation) resulting from changes in fair value of MDLY equity method investments in addition to the income/expense allocations from such investments.

In certain cases, the entities that receive management and incentive fees from MDLY funds are owned by Medley LLC together with other persons. See “Critical Accounting Policies” and Note 2, “Summary of Significant Accounting Policies,” to MDLY’s unaudited condensed consolidated financial statements included in this Joint Proxy Statement/Prospectus for additional information regarding the manner in which management fees, performance fees, investment income and other fees are generated.

Expenses

Compensation and Benefits. Compensation and benefits consists primarily of salaries, discretionary bonuses and benefits paid and payable to MDLY’s employees. Compensation also includes stock-based compensation associated with the grants of equity-based awards to MDLY’s employees. Compensation expenses relating to equity based awards are measured at fair value as of the grant date, reduced for actual forfeitures when they occur, and expensed over the vesting period on a straight-line basis. Bonuses are accrued over the service period to which they relate.

Guaranteed payments made to MDLY’s senior professionals who are members of Medley LLC are recognized as compensation expense. The guaranteed payments to MDLY’s Co-Chief Executive Officers are performance based and periodically set subject to maximums based on MDLY’s total assets under management. Such maximums aggregated to $0.6 million for each of the MDLY’s Co-Chief Executive Officers for the three months ending June 30, 2018 and 2017 and $1.3 million for the six months ending June 30, 2018 and 2017. During the three and six months ending June 30, 2018 and 2017, neither of MDLY’s Co-Chief Executive Officers received any guaranteed payments.

Performance Fee Compensation. Performance fee compensation includes compensation related to performance fees and carried interest, which generally consists of profit interests that MDLY grants to certain of its employees. Depending on the nature of each fund, the performance fee participation is generally structured as a fixed percentage or as an annual award. The liability is recorded subject to the vesting of the profit interests granted and is calculated based upon the net present value of the projected performance fees or carried interest to be received. Payments to profit interest holders are payable when the performance fees or carried interest are paid to Medley LLC by the respective fund. It is possible that MDLY may record performance fee compensation during a period in which MDLY does not record any performance fee related revenue or MDLY has a reversal of previously recognized performance fee related revenue.

General, Administrative and Other Expenses. General and administrative expenses include costs primarily related to professional services, office rent, depreciation and amortization, general insurance, recruiting, travel and related expenses, information technology, communication and information services and other general operating items.

Other Income (Expense)

Dividend Income. Dividend income consists of dividends associated with MDLY’s investments in Sierra and MCC. Dividends are recognized on an accrual basis to the extent that such amounts are declared and expected to be collected.

Interest Expense. Interest expense consists primarily of interest expense relating to debt incurred by MDLY.

Other Income (Expenses), Net. Other income (expenses), net consists primarily of expenses associated with MDLY revenue share payable and unrealized gains (losses) from MDLY investments in MCC.

Provision for Income Taxes. MDLY is subject to U.S. federal, state and local corporate income taxes on its allocable portion of taxable income from Medley LLC at prevailing corporate tax rates. Medley LLC and its subsidiaries are not subject to U.S. federal, state and local corporate income taxes since all of its income or losses are passed through to its members. However, Medley LLC and its subsidiaries are subject to New York City’s unincorporated business tax on its taxable income allocated to New York City. MDLY’s effective income tax rate is dependent on many factors, including the impact of nondeductible items, the need for or changes in the valuation allowance on deferred tax assets, and a rate benefit attributable to the fact that a portion of MDLY’s earnings are not subject to corporate level taxes.

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Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. To the extent it is more likely than not that the deferred tax assets will not be recognized, a valuation allowance is provided to offset their benefit.

MDLY recognizes the benefit of an income tax position only if it is more likely than not that the tax position will be sustained upon tax examination, based solely on the technical merits of the tax position. Otherwise, no benefit is recognized. The tax benefits recognized are measured based on the largest benefit that has a greater than 50% percent likelihood of being realized upon ultimate settlement. Interest expense and penalties related to income tax matters are recognized as a component of the provision for income taxes.

On December 22, 2017, the U.S. government enacted the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act includes significant changes to the U.S. corporate income tax system including: a federal corporate rate reduction from 34% to 21%; limitations on the deductibility of interest expense and executive compensation; and the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system. Changes under the Tax Act were effective for MDLY as of January 1, 2018.

ASC 740, Income Taxes, required MDLY to remeasure its deferred tax assets and liabilities as of the date of enactment, with the resulting tax effects accounted for in the reporting period of enactment. Based on the reduction of the corporate income tax rate, MDLY re-measured its deferred tax assets and liabilities based on the rates at which they are expected to be utilized in the future. The impact of this change resulted in a $0.3 million decreased in MDLY’s deferred tax asset balance and corresponding increase in the provision for income taxes for the year ended December 31, 2017.

Net Income Attributable to Redeemable Non-Controlling Interests and Non-Controlling Interests in Consolidated Subsidiaries. Net income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries represents the ownership interests that third parties hold in certain consolidated subsidiaries.

Net Income Attributable to Non-Controlling Interests in Medley LLC. Net income attributable to non-controlling interests in Medley LLC represents the ownership interests that non-managing members’ hold in Medley LLC.

MDLY’s private funds are closed-end funds, and accordingly do not permit investors to redeem their interests other than in limited circumstances that are beyond MDLY control, such as instances in which retaining the limited partnership interest could cause the limited partner to violate a law, regulation or rule. In addition, SMAs for a single investor may allow such investor to terminate the investment management agreement at the discretion of the investor pursuant to the terms of the applicable documents. MDLY manages assets for MCC and SIC, both of which are BDCs. The capital managed by MCC and SIC is permanently committed to these funds and cannot be redeemed by investors.

Managing Business Performance

Non-GAAP Financial Information

In addition to analyzing MDLY’s results on a GAAP basis, management also makes operating decisions and assesses business performance based on the financial and operating metrics and data that are presented without the consolidation of any fund(s). Core Net Income, Core EBITDA, Core Net Income Per Share and Core Net Income Margin are non-GAAP financial measures that are used by management to assess the performance of MDLY’s business. There are limitations associated with the use of non-GAAP financial measures as compared to the use of the most directly comparable GAAP financial measure and these measures supplement and should be considered in addition to and not in lieu of the results of operations discussed further under “Results of Operations,” which are prepared in accordance with U.S. GAAP. Furthermore, such measures may be inconsistent with measures presented by other companies. For a reconciliation of these measures to the most comparable measure in accordance with U.S. GAAP, see “- Reconciliation of Certain Non-GAAP Performance Measures to Consolidated U.S. GAAP Financial Measures.”

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Core Net Income. Core Net Income is an income measure that is used by management to assess the performance of MDLY’s business through the removal of non-core items, as well as non-recurring expenses associated with MDLY’s IPO. It is calculated by adjusting net income attributable to MDLY and net income attributable to non-controlling interests in Medley LLC to exclude reimbursable expenses associated with the launch of funds, amortization of stock-based compensation expense associated with grants of Medley LLC Restricted Units at the time of MDLY’s IPO, other non-core items and the income tax impact of these adjustments.

Core Earnings Before Interest, Income Taxes, Depreciation and Amortization (Core EBITDA). Core EBITDA is an income measure also used by management to assess the performance of MDLY’s business. Core EBITDA is calculated as Core Net Income before interest expense, income taxes, depreciation and amortization.

Pro-Forma Weighted Average Shares Outstanding. The calculation of Pro-Forma Weighted Average Shares Outstanding assumes the conversion by the pre-IPO holders of up to 24,639,302 vested and unvested Medley LLC Units for 24,639,302 shares of MDLY Class A Common Stock at the beginning of each period presented.

Core Net Income Per Share. Core Net Income Per Share is Core Net Income adjusted for corporate income taxes assuming that all of MDLY’s pre-tax earnings are subject to federal, state and local corporate income taxes, divided by Pro-Forma Weighted Average Shares Outstanding (as defined above). In determining corporate income taxes MDLY used an annual effective corporate tax rate of 43.0% for 2017 and 33.0% for 2018. Please refer to the calculation of Core Net Income Per Share in “Reconciliation of Certain Non-GAAP Performance Measures to Consolidated U.S. GAAP Financial Measures.”

Core Net Income Margin. Core Net Income Margin equals Core Net Income Per Share divided by total revenue per share.

Key Performance Indicators

When MDLY reviews its performance it focuses on the indicators described below:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
	(Amounts in thousands, except AUM, share and per share amounts)
Consolidated Financial Data:
Net income (loss) attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$5	$4,191	$(5,122)	$7,353
Net (loss) income per Class A common stock	$(0.08)	$0.06	$(0.34)	$0.14
Net Income (Loss) Margin (1)	—%	25.5%	(17.3)%	24.1%
Weighted average shares - Basic and Diluted	5,543,802	5,588,978	5,513,719	5,697,483

Non-GAAP Data:
Core Net Income	$2,018	$4,733	$3,275	$9,321
Core EBITDA	$5,351	$8,226	$10,359	$16,146
Core Net Income Per Share	$0.05	$0.10	$0.10	$0.19
Core Net Income Margin	10.7%	18.1%	10.2%	19.5%
Pro-Forma Weighted Average Shares Outstanding	31,790,112	31,028,903	31,215,945	30,997,006

Other Data (at period end, in millions):
AUM	$5,036	$5,438	$5,036	$5,438
Fee Earning AUM	$2,960	$3,279	$2,960	$3,279

(1)	Net Income Margin equals Net income attributable to MDLY and non-controlling interests in Medley LLC divided by total revenue.

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AUM

AUM refers to the assets of MDLY’s funds. MDLY views AUM as a metric to measure its investment and fundraising performance as it reflects assets generally at fair value plus available uncalled capital. For MDLY’s funds, its AUM equals the sum of the following:

●	Gross asset values or NAV of such funds;

●	the drawn and undrawn debt (at the fund-level, including amounts subject to restrictions); and

●	uncalled committed capital (including commitments to funds that have yet to commence their investment periods).

The table below provides the roll forward of AUM for the three months ending June 30, 2018.

				% of AUM
	Permanent Capital Vehicles	Long-dated Private Funds and SMAs	Total	Permanent Capital Vehicles	Long-dated Private Funds and SMAs
	(Dollars in millions)
Ending balance, March 31, 2018	$2,239	$2,837	$5,076	44%	56%
Commitments (1)	(2)	43	41
Distributions (2)	(21)	(24)	(45)
Change in fund value (3)	(24)	(12)	(36)
Ending balance, June 30, 2018	$2,192	$2,844	$5,036	44%	56%

(1)	With respect to permanent capital vehicles, represents decreases during the period through debt repayments offset, in part, by equity offerings. With respect to long-dated private funds and SMAs, represents new commitments or gross inflows, respectively, as well as any increases in available undrawn borrowings.

(2)	With respect to permanent capital vehicles, represents distributions of income. With respect to long-dated private funds and SMAs, represents return of capital, given MDLY’s funds’ stage in their respective life cycle and the prioritization of capital distributions.

(3)	Includes interest income, realized and unrealized gains (losses), fees and/or expenses.

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AUM was $5.0 billion as of June 30, 2018 compared to $5.1 billion of AUM as of March 31, 2018. MDLY’s permanent capital vehicles decreased by $47.0 million as of June 30, 2018, primarily due to distributions, debt repayments and realized and unrealized losses. MDLY’s long-dated private funds and SMAs increased AUM by $7.0 million, primarily due to additional committed capital.

The table below provides the roll forward of AUM for the six months ending June 30, 2018.

				% of AUM
	Permanent Capital Vehicles	Long-dated Private Funds and SMAs	Total	Permanent Capital Vehicles	Long-dated Private Funds and SMAs
	(Dollars in millions)
Ending balance, December 31, 2017	$2,337	$2,861	$5,198	45%	55%
Commitments (1)	(43)	75	32
Distributions (2)	(45)	(75)	(120)
Change in fund value (3)	(57)	(17)	(74)
Ending balance, June 30, 2018	$2,192	$2,844	$5,036	44%	56%

(1)	With respect to permanent capital vehicles, represents decreases during the period through debt repayments offset, in part, by equity offerings. With respect to long-dated private funds and SMAs, represents new commitments or gross inflows, respectively, as well as any increases in available undrawn borrowings.

(2)	With respect to permanent capital vehicles, represents distributions of income. With respect to long-dated private funds and SMAs, represents return of capital, given MDLY’s funds’ stage in their respective life cycle and the prioritization of capital distributions.

(3)	Includes interest income, realized and unrealized gains (losses), fees and/or expenses.

AUM was $5.0 billion as of June 30, 2018 compared to $5.2 billion of AUM as of December 31, 2017. MDLY’s permanent capital vehicles decreased by $145.0 million as of June 30, 2018, primarily due to distributions, debt repayments and realized and unrealized losses. MDLY’s long-dated private funds and SMAs deceased AUM by $17.0 million, primarily due to distributions, partially offset by new commitments.

611

Fee Earning AUM

Fee earning AUM refers to assets under management on which MDLY directly earns base management fees. MDLY views fee earning AUM as a metric to measure changes in the assets from which MDLY earns management fees. MDLY’s fee earning AUM is the sum of all the individual fee earning assets of MDLY funds that contribute directly to MDLY management fees and generally equals the sum of:

●	for MDLY’s permanent capital vehicles, the average or total gross asset value, including assets acquired with the proceeds of leverage (see “Fee earning AUM based on gross asset value” in the “Components of Fee Earning AUM” table below for the amount of this component of fee earning AUM as of each period);

●	for certain funds within the investment period in the long-dated private funds, the amount of limited partner capital commitments (see “Fee earning AUM based on capital commitments” in the “Components of Fee Earning AUM ” table below for the amount of this component of fee earning AUM as of each period); and

●	for the aforementioned funds beyond the investment period and certain managed accounts within their investment period, the amount of limited partner invested capital or the NAV of the fund (see “Fee earning AUM based on invested capital or NAV” in the “Components of Fee Earning AUM” table below for the amount of this component of fee earning AUM as of each period).

MDLY’s calculations of fee earning AUM and AUM may differ from the calculations of other asset managers and, as a result, this measure may not be comparable to similar measures presented by others. In addition, MDLY’s calculations of fee earning AUM and AUM may not be based on any definition of fee earning AUM or AUM that is set forth in the agreements governing the investment funds that MDLY advises.

Components of Fee Earning AUM

	As of
	June 30, 2018	December 31, 2017
	(Amounts in millions)
Fee earning AUM based on gross asset value	$1,896	$2,090
Fee earning AUM based on capital commitments	20	126
Fee earning AUM based on invested capital or NAV	1,044	942
Total fee earning AUM	$2,960	$3,158

As of June 30, 2018, fee earning AUM based on gross asset value decreased by $194.0 million, compared to December 31, 2017. The decrease in fee earning AUM based on gross asset value was due primarily to distributions and debt repayments.

				% of Fee Earning AUM
	Permanent Capital Vehicles	Long-dated Private Funds and SMAs	Total	Permanent Capital Vehicles	Long-dated Private Funds and SMAs
	(Dollars in millions)
Ending balance, March 31, 2018	$1,972	$1,068	$3,040	65%	35%
Commitments (1)	(29)	72	43
Distributions (2)	(21)	(55)	(76)
Change in fund value (3)	(26)	(21)	(47)
Ending Balance, June 30, 2018	$1,896	$1,064	$2,960	64%	36%

(1)	With respect to permanent capital vehicles, represents increases or temporary reductions during the period through equity and debt offerings, as well as any increases in capital commitments. With respect to long-dated private funds and SMAs, represents new commitments or gross inflows, respectively.

(2)	Represents distributions of income, return of capital and return of portfolio investment capital to the fund.

(3)	Includes interest income, realized and unrealized gains (losses), fees and/or expenses.

612

As of June 30, 2018, fee earning AUM based on capital commitments decreased $106.0 million compared to December 31, 2017. The decrease in fee earning AUM based on capital commitments was due to one of MDLY’s long-dated fund, whose fee earning AUM was based on its capital commitments during its investment period, exiting its investment period.

As of June 30, 2018, fee earning AUM based on invested capital or NAV increased by $102.0 million, or 11%, compared to December 31, 2017. The increase in fee earning AUM based on invested capital or NAV was due primarily to capital deployment from MDLY’s long-dated private funds and SMAs, partially offset by distributions of income and return of capital by MDLY’s long-dated private funds and SMAs as some of MDLY’s vehicles are no longer in the investment period.

The table below presents the roll forward of fee earning AUM for the three months ended June 30, 2018.

Total fee earning AUM decreased by $80.0 million, or 3%, to $3.0 billion as of June 30, 2018 compared to March 31, 2018, due primarily to distributions from permanent capital vehicles and private funds and SMAs, debt repayments by MDLY’s permanent capital vehicles, and realized and unrealized losses within MDLY’s fund portfolios, partly offset by capital deployment by its private funds and SMAs.

The table below presents the roll forward of fee earning AUM for the six months ended June 30, 2018.

				% of Fee Earning AUM
	Permanent Capital Vehicles	Long-dated Private Funds and SMAs	Total	Permanent Capital Vehicles	Long-dated Private Funds and SMAs
	(Dollars in millions)
Ending balance, December 31, 2017	$2,090	$1,068	$3,158	66%	34%
Commitments (1)	(90)	154	64
Distributions (2)	(45)	(88)	(133)
Change in fund value (3)	(59)	(70)	(129)
Ending Balance, June 30, 2018	$1,896	$1,064	$2,960	64%	36%

(1)	With respect to permanent capital vehicles, represents increases or temporary reductions during the period through equity and debt offerings, as well as any increases in capital commitments. With respect to long-dated private funds and SMAs, represents new commitments or gross inflows, respectively.

(2)	Represents distributions of income, return of capital and return of portfolio investment capital to the fund.

(3)	Includes interest income, realized and unrealized gains (losses), fees and/or expenses.

613

Total fee earning AUM decreased by $198.0 million, or 6%, to $3.0 billion as of June 30, 2018 compared to December 31, 2017, due primarily to distributions from all permanent capital vehicles and private funds and SMAs, debt repayments by MDLY’s permanent capital vehicles, and realized and unrealized losses within its fund portfolios, partly offset by capital deployment by its private funds and SMAs.

Returns

The following section sets forth historical performance for MDLY’s active funds.

Sierra Income Corporation (SIC)

MDLY launched SIC, MDLY’s first public non-traded permanent capital vehicle, in April 2012. SIC primarily focuses on direct lending to middle market borrowers in the U.S. Since inception, MDLY has provided capital for a total of 383 investments and have invested a total of $2.2 billion. As of June 30, 2018, fee earning AUM was $1.1 billion. The performance for SIC as of June 30, 2018 is summarized below:

Annualized Net Total Return(1):	5.0%
Annualized Realized Losses on Invested Capital:	1.0%
Average Recovery(3):	68.8%

Medley Capital Corporation (MCC)

MDLY launched MCC, MDLY’s first permanent capital vehicle in January 2011. MCC primarily focuses on direct lending to private middle market borrowers in the U.S. Since inception, MDLY has provided capital for a total of 219 investments and has invested a total of $2.1 billion. As of June 30, 2018, excluding the SBIC Subsidiary, fee earning AUM was $558 million. The performance for MCC as of June 30, 2018 is summarized below:

Annualized Net Total Return(2):	2.6%
Annualized Realized Losses on Invested Capital:	2.3%
Average Recovery(3):	44.0%

Medley SBIC LP (the SBIC Subsidiary)

MDLY launched the SBIC Subsidiary in March 2013 as a wholly owned subsidiary of MCC. The SBIC Subsidiary lends to smaller middle market private borrowers that MDLY otherwise would not target in its other funds, due primarily to size. Since inception, MDLY has provided capital for a total of 47 investments and has invested a total of $454 million. As of June 30, 2018, fee earning AUM was $230 million. The performance for the SBIC Subsidiary fund as of June 30, 2018 is summarized below:

Gross Portfolio Internal Rate of Return(4):	10.1%
Net Investor Internal Rate of Return(5):	6.4%
Annualized Realized Losses on Invested Capital:	0.4%
Average Recovery:	45.6%

Medley Opportunity Fund II LP (MOF II)

MOF II is a long-dated private investment fund that MDLY launched in December 2010. MOF II lends to middle market private borrowers, with a focus on providing senior secured loans. Since inception, MDLY has provided capital for a total of 85 investments and have invested a total of $958 million. As of June 30, 2018, fee earning AUM was $281 million. MOF II is currently fully invested and actively managing its assets. The performance for MOF II as of June 30, 2018, is summarized below:

Gross Portfolio Internal Rate of Return(4):	9.2%
Net Investor Internal Rate of Return(6):	4.8%
Annualized Realized Losses on Invested Capital:	2.4%
Average Recovery(3):	37.6%

614

Medley Opportunity Fund III LP (MOF III)

MOF III is a long-dated private investment fund that MDLY launched in December 2014. MOF III lends to middle market private borrowers in the U.S., with a focus on providing senior secured loans. Since inception, MDLY has provided capital for a total of 45 investments and have invested a total of $199 million. As of June 30, 2018, fee earning AUM was $114 million. The performance for MOF III as of June 30, 2018 is summarized below:

Gross Portfolio Internal Rate of Return(4):	10.4%
Net Investor Internal Rate of Return(6):	6.3%
Annualized Realized Losses on Invested Capital:	—%
Average Recovery:	N/A

Separately Managed Accounts (SMAs)

In the case of MDLY’s SMAs, the investor, rather than MDLY, may control the assets or investment vehicle that holds or has custody of the related investments. Certain subsidiaries of Medley LLC serve as the investment adviser for MDLY SMAs. Since inception, MDLY has provided capital for a total of 195 investments and have invested a total of $1.1 billion. As of June 30, 2018, fee earning AUM in MDLY’s SMAs was $550 million. The aggregate performance of MDLY’s SMAs as of June 30, 2018, is summarized below:

Gross Portfolio Internal Rate of Return(4):	8.6%
Net Investor Internal Rate of Return(7):	6.9%
Annualized Realized Losses on Invested Capital:	0.7%
Average Recovery(3):	49.5%

Other Long-Dated Private Funds and Permanent Capital Vehicles

MDLY launched STRF, a public non-traded permanent capital vehicle, in June 2017. STRF seeks to provide a total return through a combination of current income and long-term capital appreciation by investing in a portfolio of debt securities and fixed-income related equity securities.

MDLY launched MOF III Offshore in May 2017. MOF III Offshore invests in senior secured loans made to middle market private borrowers in the US.

MDLY launched Aspect in November 2016 and Aspect-B in May 2018 to meet the current demand for equity capital solutions in the traditional corporate debt-backed CLO market. Its investment objective is to generate current income, and also to generate capital appreciation through investing in CLO equity, as well as, equity and junior debt tranches trading in the secondary market.

MDLY launched MCOF in July 2016 to meet the current demand for equity capital solutions in the traditional corporate debt-backed CLO market. Its investment objective is to generate current income, and also to generate capital appreciation through investing in CLO equity, as well as, equity and junior debt tranches trading in the secondary market.

615

The performance of STRF, MOF III Offshore, Aspect, Aspect-B and MCOF as of June 30, 2018 is not meaningful given the funds’ limited operations and capital invested to date.

(1)	Annualized Net Total Return for Sierra represents the annualized return assuming an investment at the initial public offering price, reinvestments of all dividends and distributions at prices obtained under the Sierra Distribution Reinvestment Plan and selling at the NAV as of the measurement date.

(2)	Annualized Net Total Return for MCC, including the SBIC Subsidiary, represents the annualized return assuming an investment at the initial public offering price, reinvestments of all dividends and distributions at prices obtained under the MCC Dividend Reinvestment Plan and selling at NAV as of the measurement date.

(3)	Average Recovery includes only those realized investments in which MDLY experience a loss of principal on a cumulative cash flow basis and is calculated by dividing the total actual cash inflows for each respective investment, including all interest, principal and fee note repayments, dividends and transactions fees, if applicable, by the total actual cash outflows for each respective investment.

(4)	For the SBIC Subsidiary, MOF II, MOF III, and SMAs, the Gross Portfolio Internal Rate of Return represents the cumulative investment performance from inception of each respective fund through June 30, 2018. The Gross Portfolio Internal Rate of Return includes both realized and unrealized investments and excludes the impact of base management fees, incentive fees and other fund related expenses. For realized investments, the investment returns were calculated based on the actual cash outflows and inflows for each respective investment and include all interest, principal and fee note repayments, dividends and transactions fees, if applicable. For unrealized investments, the investment returns were calculated based on the actual cash outflows and inflows for each respective investment and include all interest, principal and fee note repayments, dividends and transactions fees, if applicable. The investment return assumes that the remaining unrealized portion of the investment is realized at the investment’s most recent fair value, as calculated in accordance with GAAP. There can be no assurance that the investments will be realized at these fair values and actual results may differ significantly.

(5)	Earnings from the SBIC Subsidiary are paid to MCC. The Net Internal Rate of Return for the SBIC Subsidiary was calculated based upon i) the actual cash contribution and distributions to/from MCC and the SBIC Subsidiary ii) an allocable portion of MCC’s management and incentive fees and general fund related expenses and iii) assumes the NAV as of the measurement date is distributed to MCC. As of June 30, 2018, the SBIC Subsidiary Net Internal Rate of Return as described above assuming only the inclusion of management fees was 14.6%.

(6)	Net Investor Internal Rate of Return for MOF II and MOF III was calculated net of all management fees and carried interest allocation since inception and was computed based on the actual dates of capital contributions and the ending aggregate partners’ capital at the end of the period.

(7)	Net Investor Internal Rate of Return for MDLY’s SMAs was calculated using the Gross Portfolio Internal Rate of Return, as described in note 4, and includes the actual management fees, incentive fees and general fund related expenses.

616

Results of Operations

The following table and discussion sets forth information regarding MDLY’s condensed consolidated results of operations for the three and six months ended June 30, 2018 and 2017. The unaudited condensed consolidated financial statements of MDLY have been prepared on substantially the same basis for all historical periods presented.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
	(Amounts in thousands, except AUM data)
Revenues
Management fees (includes Part I incentive fees of $544 for the six months ending June 30, 2017)	$11,965	$13,201	$24,050	$27,096
Performance fees	—	546	—	(1,817)
Other revenues and fees	3,038	2,668	5,367	4,988
Investment income:
Carried interest	432	28	597	173
Other investment income	(284)	(9)	(467)	(10)
Total Revenues	15,151	16,434	29,547	30,430

Expenses
Compensation and benefits	7,333	5,705	15,671	11,499
Performance fee compensation	(26)	50	(33)	(831)
General, administrative and other expenses	4,342	2,754	8,851	5,422
Total Expenses	11,649	8,509	24,489	16,090

Other Income (Expense)
Dividend income	960	733	2,389	1,468
Interest expense	(2,715)	(2,766)	(5,396)	(6,413)
Other (expense) income, net	(4,011)	31	(13,766)	1,591
Total Other Expense, Net	(5,766)	(2,002)	(16,773)	(3,354)
(Loss) Income before income taxes	(2,264)	5,923	(11,715)	10,986
Provision for income taxes	195	428	385	841
Net (Loss) Income	(2,459)	5,495	(12,100)	10,145
Net (loss) income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	(2,464)	1,304	(6,978)	2,792
Net income (loss) attributable to non-controlling interests in Medley LLC	133	3,617	(3,766)	6,386
Net (Loss) Income Attributable to Medley Management Inc.	$(128)	$574	$(1,356)	$967

Other data (at period end, in millions):
AUM	$5,036	$5,438	$5,036	$5,438
Fee earning AUM	$2,960	$3,279	$2,960	$3,279

617

Three Months Ended June 30, 2018 Compared to Three Months Ended June 30, 2017

Revenues

Management Fees. Total management fees decreased by $1.2 million, or 9%, to $12.0 million during the three months ended June 30, 2018 compared to the three months ended June 30, 2017.

●	MDLY’s management fees from permanent capital vehicles decreased by $1.5 million during the three months ended June 30, 2018 compared to the same period in 2017. The decrease was due primarily to lower base management fees from both SIC and MCC.

●	MDLY’s management fees from long-dated private funds and MDLY SMAs increased by $0.3 million to $3.6 million during the three months ended June 30, 2018, compared to the same period in 2017.

Performance Fees. MDLY did not recognize any performance fees during the three months ended June 30, 2018 compared to $0.5 million of performance fee revenue in the same period 2017. As a result of the adoption of the new revenue recognition standard on January 1, 2018, MDLY did not recognize any performance fees in 2018 as MDLY determined that it was not probable that a significant reversal of such fees would not occur in the future.

Other Revenues and Fees. Other revenues and fees increased by $0.4 million to $3.0 million during the three months ended June 30, 2018 compared to the same period in 2017. The increase was due primarily to an increase in fees associated with loan administration and transaction services.

Investment Income. Investment income increased by approximately $0.1 million to $0.1 million during the three months ended June 30, 2018 compared to the same period in 2017. The increase was due primarily to higher carried interest from MDLY’s private long dated funds, offset by losses from its equity method investments.

Expenses

Compensation and Benefits. Compensation and benefits increased by $1.6 million, or 29% to $7.3 million during the three months ended June 30, 2018 compared to 2017. The variance was due primarily to an increase in stock-based compensation and employee bonuses. The increase in stock-based compensation was attributed to an increase in the number of outstanding awards and the impact of forfeitures that occurred period over period. Bonuses are at MDLY’s discretion and will vary based on individual and overall performance as well the timing of new hires and employee departures during each of the comparative periods.

Performance Fee Compensation. Performance fee compensation remained relatively consistent and was less than $0.1 million during each of the three months ended June 30, 2018 and 2017.

General, Administrative and Other Expenses. General, administrative and other expenses increased by $1.6 million to $4.3 million during the three months ended June 30, 2018 compared to the same period in 2017. The increase was due primarily to a $1.2 million increase in professional fees. The increase in professional fees was attributed to fees incurred in connection with business development activities during 2018.

Other Income (Expense)

Dividend Income. Dividend income increased by $0.2 million to $1.0 million during the three months ended June 30, 2018 compared to the same period in 2017. The increase was due primarily to dividend income from MDLY’s investment in MCC shares attributed to additional purchases made during the second half of 2017.

Interest Expense. Interest expense decreased by $0.1 million, or 2%, to $2.7 million during the three months ended June 30, 2018 compared to the same period in 2017. The higher expense in 2017 was primarily due to an acceleration of amortization of debt issuance costs and discount relating to prepayments made on MDLY’s Term Loan Facility as a result of the refinancing of MDLY indebtedness from the issuance of senior unsecured debt.

Other Income (Expenses), net. Other income (expenses), net decreased by $4.0 million to $(4.0) million during the three months ended June 30, 2018 compared to the same period in 2017. The decrease was due primarily to a $4.0 million unrealized loss related to MDLY’s investment in shares of MCC.

Provision for Income Taxes

MDLY’s effective income tax rate was (8.6)% and 7.2% for the three months ended June 30, 2018 and 2017, respectively. MDLY’s tax rate is affected by recurring items, such as permanent differences and income allocated to certain redeemable non-controlling interests which is not subject to U.S. federal, state and local corporate income taxes. MDLY’s effective tax rate is also impacted by discrete items that may occur in any given period, but are not consistent from period to period. The change in MDLY’s effective tax rate is attributed primarily to losses allocated to redeemable non-controlling interests that are not subject to income taxes which result in no tax benefit being recorded in its provision as well as an increase in its valuation allowance associated with cumulative unrealized losses on certain investments held.

618

Redeemable Non-Controlling Interests and Non-Controlling Interests in Consolidated Subsidiaries

Net income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries decreased by $3.8 million to a loss of $2.5 million for the three months ended June 30, 2018 compared to the same period in 2017. The decrease was due primarily to the allocation of unrealized loss in shares of MCC to DB MED Investor I LLC, a third party, based on its preferred ownership interests held in one of MDLY’s consolidated subsidiaries offset, in part, by an increase in dividend income earned and allocated to DB MED Investor I LLC.

Six Months Ended June 30, 2018 Compared to the Six Months Ended June 30, 2017

Revenues

Management Fees. Total management fees decreased by $3.0 million, or 11%, to $24.1 million during the six months ended June 30, 2018 compared to the six months ended June 30, 2017.

●	MDLY’s management fees from permanent capital vehicles decreased by $3.4 million during the six months ended June 30, 2018 compared to the same period in 2017. The decrease was due primarily to lower base management fees from both SIC and MCC. In addition, during the six months ended June 30, 2018, MDLY voluntarily waived $0.4 million of MCC base management fees.

●	MDLY’s management fees from long-dated private funds and SMAs increased by $0.3 million to $7.3 million during the six months ended June 30, 2018, compared to the same period in 2017.

Performance Fees. MDLY did not recognize any performance fees during the six months ended June 30, 2018 compared to a reversal of $1.8 million of performance fees in the same period 2017. As a result of the adoption of the new revenue recognition standard on January 1, 2018, MDLY did not recognize any performance fees in 2018 as MDLY determined that it was not probable that a significant reversal of such fees would not occur in the future. The reversal of previously recognized performance fees in 2017 was a result of declines in the underlying fund values of SMAs.

Other Revenues and Fees. Other revenues and fees increased by $0.4 million to $5.4 million for the six months ended June 30, 2018 compared to the same period in 2017. The increase was due primarily to reimbursable origination and deal expenses which were recognized in 2018 as a result of the adoption of the new revenue recognition standard on January 1, 2018. Depending on whether MDLY is acting as the principal or as an agent, certain reimbursable expenses that were previously recorded net are now presented on a gross basis on MDLY’s condensed consolidated statement of operations.

Investment Income. Investment income remained relatively consistent and decreased by less than $0.1 million to $0.1 million for the six months ended June 30, 2018 compared to the same period in 2017.

Expenses

Compensation and Benefits. Compensation and benefits increased by $4.2 million, or 36% to $15.7 million for the six months ended June 30, 2018 compared to 2017. The variance was due primarily to a $1.1 million increase in severance expense associated with the consolidation of MDLY’s business activities to MDLY’s New York office, a $1.8 million increase in stock-based compensation and a $1.0 million increase in employee bonus expense. The increase in stock-based compensation was attributed to an increase in the number of outstanding awards and the impact of forfeitures that occurred period over period. Bonuses are at MDLY’s discretion and will vary based on individual and overall performance as well the timing of new hires and employee departures during each of the comparative periods.

Performance Fee Compensation. There was a reversal in performance fee compensation of less than $0.1 million during the six months ended June 30, 2018 compared to a reversal of performance fee compensation of $0.8 million during 2017. The variance in performance fee compensation was due primarily to changes in projected future payments for which the performance fee compensation is based on.

619

General, Administrative and Other Expenses. General, administrative and other expenses increased by $3.4 million to $8.9 million for the six months ended June 30, 2018 compared to the same period in 2017. The increase was due primarily to a $2.1 million increase in professional fees and a $0.8 million increase in expenses related to MDLY’s consolidated fund, STRF. The increase in professional fees was attributed to fees incurred in connection with business development activities during 2018. The increase in STRF expenses is primarily attributed to STRF commencing operations in June 2017, as a result there were six months of operating expenses in 2018 versus one month in 2017.

Other Income (Expense)

Dividend Income. Dividend income increased by $0.9 million to $2.4 million for the six months ended June 30, 2018 compared to the same period in 2017. The increase was due primarily to dividend income from MDLY’s investment in MCC shares attributed to additional purchases made during the second half of 2017.

Interest Expense. Interest expense decreased by $1.0 million, or 16%, to $5.4 million for the six months ended June 30, 2018 compared to the same period in 2017. The higher expense in 2017 was primarily due to an acceleration of amortization of debt issuance costs and discount relating to prepayments made on MDLY’s Term Loan Facility as a result of the refinancing of MDLY’s indebtedness from the issuance of senior unsecured debt. In addition, MDLY’s average debt outstanding during the six months ended June 30, 2018 and 2017 was $132.6 million and $124.5 million, respectively.

Other Income (Expenses), net. Other income (expenses), net decreased by $15.4 million to $(13.8) million for the six months ended June 30, 2018 compared to the same period in 2017. The decrease was due primarily to a $13.6 million unrealized loss incurred during the six months ended June 30, 2018 related to MDLY’s investment in shares of MCC. During 2017, any unrealized gains or losses attributed to MDLY’s investment in shares of MCC were recorded in other comprehensive income and not part of other income (expense).

Provision for Income Taxes

MDLY’s effective income tax rate was (3.3)% and 7.7% for the six months ended June 30, 2018 and 2017, respectively. MDLY’s tax rate is affected by recurring items, such as permanent differences and income allocated to certain redeemable non-controlling interests which is not subject to U.S. federal, state and local corporate income taxes. The decrease in the effective tax rate during the six months ended June 30, 2018 as compared to the same period in 2017 was due primarily to the reduction in the federal corporate tax rate from 34% to 21%, effective January 1, 2018, as a result of the Tax Act offset by the establishment of a $0.7 million valuation allowance against MDLY’s deferred tax asset associated with the cumulative unrealized losses in shares of MCC and SIC as well as losses allocated to redeemable non-controlling interests that are not subject to income taxes

Redeemable Non-Controlling Interests and Non-Controlling Interests in Consolidated Subsidiaries

Net income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries decreased by $9.8 million to a loss of $7.0 million for the six months ended June 30, 2018 compared to the same period in 2017. The decrease was due primarily to the allocation of unrealized loss in shares of MCC to DB MED Investor I LLC, a third party, based on its preferred ownership interests held in one of MDLY’s consolidated subsidiaries offset, in part, by an increase in dividend income earned and allocated to DB MED Investor I LLC.

620

Results of Operations

The following table and discussion sets forth information regarding MDLY’s consolidated results of operations for the years ended December 31, 2017, 2016 and 2015. The audited consolidated financial statements of MDLY have been prepared on substantially the same basis for all historical periods presented.

	For the Years Ended December 31,
	2017	2016	2015
	(Amounts in thousands, except AUM data)
Revenues
Management fees	$58,104	$65,496	$75,675
Performance fees	(1,974)	2,443	(3,055)
Other revenues and fees	9,201	8,111	7,436
Investment income:
Carried interest	230	(22)	(12,630)
Other investment loss	(528)	(87)	(833)
Total Revenues	65,033	75,941	66,593

Expenses
Compensation and benefits	27,432	27,800	26,768
Performance fee compensation	(874)	(319)	(8,049)
General, administrative and other expenses	13,045	28,540	16,836
Total Expenses	39,603	56,021	35,555

Other Income (Expense)
Dividend income	4,327	1,304	886
Interest expense	(11,855)	(9,226)	(8,469)
Other income (expense), net	1,363	(983)	(808)
Total Other Expense, Net	(6,165)	(8,905)	(8,391)
Income before income taxes	19,265	11,015	22,647
Provision for income taxes	1,956	1,063	2,015
Net Income	17,309	9,952	20,632
Net income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	6,718	2,549	(885)
Net income attributable to non-controlling interests in Medley LLC	9,664	6,406	18,406
Net Income Attributable to Medley Management Inc.	$927	$997	$3,111

Other data (at period end, in millions):
AUM	$5,198	$5,335	$4,779
Fee earning AUM	$3,158	$3,190	$3,302

Year Ended December 31, 2017 Compared to Year Ended December 31, 2016

Revenues

Management Fees. Total management fees decreased by $7.4 million, or 11%, to $58.1 million for the year ended December 31, 2017 compared to the year ended December 31, 2016.

●	MDLY’s management fees from permanent capital vehicles decreased by $9.4 million during the year ended December 31, 2017 compared to 2016. The decrease was due primarily to a decline in Part I incentive fees of $4.6 million from SIC and $4.9 million from MCC, offset in part, by an increase in base management fees from SIC.

●	MDLY’s management fees from long-dated private funds and SMAs increased by $2.0 million for the year ended December 31, 2017, compared to 2016. The increase was due primarily to an increase in base management fees from MDLY’s SMAs.

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Performance Fees. There was a reversal of performance fees of $2.0 million during the year ended December 31, 2017 compared to an accrual of performance fees revenue of $2.4 million in 2016. The variance was attributed primarily to reversals of previously recognized performance fees as a result of declines in the underlying fund values of MDLY’s SMAs.

Other Revenues and Fees. Other revenues and fees increased by $1.1 million, or 13%, to $9.2 million for the year ended December 31, 2017 compared to 2016. The increase was due primarily to an increase in loan administrative and transaction fees as well as administrative fees from MDLY’s permanent capital vehicles and other private funds.

Investment Income. Investment income decreased by approximately $0.2 million to a loss of $0.3 million for the year ended December 31, 2017 compared to the same period in 2016. The decrease was due primarily to losses from MDLY’s equity method investments, partially offset with higher carried interest from MDLY’s private long dated funds.

Expenses

Compensation and Benefits. Compensation and benefits decreased by $0.4 million, or 1% to $27.4 million for the year ended December 31, 2017 compared to 2016. The variance was due primarily to a decrease in stock compensation expense of $1.1 million as a result of forfeited RSUs as well as lower discretionary compensation accruals of $0.3 million, partly offset by an increase in severance charges of $1.0 million.

Performance Fee Compensation. There was a reversal in performance fee compensation of $0.9 million during the year ended December 31, 2017 as compared to a reversal of performance fee compensation of $0.3 million during 2016. The variance in performance fee compensation was due primarily to changes in projected future payments of $0.9 million.

General, Administrative and Other Expenses. General, administrative and other expenses decreased by $15.5 million to $13.0 million for the year ended December 31, 2017 compared to 2016. The decrease was due primarily to a $16.1 million decrease in expense support agreement expenses related to SIC and $0.5 million decrease in professional fees. The expense support agreement with SIC expired on December 31, 2016, as such, MDLY is no longer responsible for expenses under the expense support agreement relating to SIC. The decreases in these expenses were offset, in part, by expenses related to MDLY’s consolidated fund, STRF.

Other Income (Expense)

Dividend Income. Dividend income increased by $3.0 million to $4.3 million for the year ended December 31, 2017 compared to 2016. The increase was due primarily to dividend income from MDLY’s investment in available sale securities attributed to additional purchases made during 2017.

Interest Expense. Interest expense increased by $2.6 million, or 28%, to $11.9 million for the year ended December 31, 2017 compared to the same period in 2016. The increase was primarily due to an acceleration of amortization of debt issuance costs and discount relating to prepayments made on MDLY’s Term Loan Facility as a result of the refinancing of MDLY’s indebtedness from the issuance of senior unsecured debt. In addition, MDLY’s average debt outstanding during the year ended December 31, 2017 and 2016 was $127.8 million and $106.0 million, respectively.

Other Income (Expenses), net. Other income (expenses), net increased by $2.3 million to $1.4 million for the year ended December 31, 2017 compared to 2016. The increase was due primarily to the impact of revaluation of MDLY’s revenue share payable.

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Provision for Income Taxes

MDLY’s effective income tax rate was 10.2% and 9.7% for the years ended December 31, 2017 and 2016, respectively. MDLY’s tax rate is affected by recurring items, such as permanent differences and income allocated to certain redeemable non-controlling interests which is not subject to U.S. federal, state and local corporate income taxes. The increase in the effective tax rate during the year ended December 31, 2017 as compared to 2016 was due primarily to the impact of discrete items associated with the vesting and forfeiture of RSUs as well as the re-measurement of MDLY’s deferred tax asset balance as a result the enactment of the Tax Act offset, in part, by an increase in taxable income allocable to certain redeemable non-controlling interests which is not subject to corporate level income taxes.

Redeemable Non-Controlling Interests and Non-Controlling Interests in Consolidated Subsidiaries

Net income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries increased by $4.2 million to $6.7 million for the year ended December 31, 2017 compared to 2016. The increase was due primarily to an increase in dividend income earned and allocated to DB MED Investor I LLC, a third party, based on its preferred ownership interests held in one of MDLY’s consolidated subsidiaries as well as income allocated to SC Distributors LLC for its interests in SIC Advisors.

Year Ended December 31, 2016 Compared to Year Ended December 31, 2015

Revenues

Management Fees. Total management fees decreased by $10.2 million, or 13%, to $65.5 million for the year ended December 31, 2016 compared to the year ended December 31, 2015.

●	MDLY’s management fees from permanent capital vehicles decreased by $8.1 million for the year ended December 31, 2016 compared to 2015. Management fees from SIC increased by $7.6 million due to an increase in Part I incentive fees and an 16% increase in average fee earning AUM for the year ended December 31, 2016 compared to 2015. Management fees from MCC decreased by $15.7 million due to a decrease in Part I incentive fees and a 14% decrease in average fee earning AUM for the year ended December 31, 2016 compared to 2015.

MDLY’s management fees from long-dated private funds and SMAs decreased by $2.1 million for the year ended December 31, 2016, compared to 2015. The decrease was primarily due to a decrease in origination fees, partly offset by an increase in base management fees.

Performance Fees. Performance fees increased to $2.4 million for the year ended December 31, 2016 compared to a reversal of performance fees of $3.1 million during 2015. The increase was due to an increase in SMA performance fees accrual for the year ended December 31, 2016 compared to a reversal of performance fees of MOF II and SMAs for the year ended December 31, 2015, which was the result of a decline in the underlying fund values.

Other Revenues and Fees. Other revenues and fees increased by $0.7 million, or 9%, to $8.1 million for the year ended December 31, 2016 compared to 2015. The increase was due primarily to an increase in administrative fees from MDLY’s permanent capital vehicles.

Investment Income. Investment income increased by approximately $13.4 million to a loss of $0.1 million for the year ended December 31, 2016 compared to the same period in 2015. The increase was due to no carried interest from MDLY’s long dated private funds in 2016 versus a reversal of $12.6 million in 2015.

Expenses

Compensation and Benefits. Compensation and benefits increased by $1.0 million, or 4% to $27.8 million for the year ended December 31, 2016 compared to 2015. The increase was due primarily to an increase in salaries, that resulted from an increase in headcount, and an increase in stock-based compensation expense, partly offset by a decrease in discretionary compensation during the year ended December 31, 2016

Performance Fee Compensation. There was a reversal in performance fee compensation of $0.3 million during the year ended December 31, 2016 as compared to a reversal of performance fee compensation of $8.0 million during 2015. The variance in performance fee compensation was due primarily to changes in projected future payments.

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General, Administrative and Other Expenses. General, administrative and other expenses increased by $11.7 million to $28.5 million for the year ended December 31, 2016 compared to 2015. The increase was due primarily to an increase in expense support agreement expenses related to SIC. The expense support agreement with SIC expired on December 31, 2016, as such, MDLY is no longer be responsible for expenses under the expense support agreement relating to SIC.

Other Income (Expense)

Dividend Income. Dividend income increased by $0.4 million to $1.3 million for the year ended December 31, 2016 compared to 2015. The increase was due to dividend income from MDLY’s investment in available-for-sale securities which were acquired during the year ended December 31, 2016.

Interest Expense. Interest expense increased by $0.8 million, or 9%, to $9.2 million for the year ended December 31, 2016 compared to 2015. The increase was primarily due to an acceleration of amortization of debt issuance costs and discount relating to prepayments made on MDLY’s Term Loan Facility as a result of the refinancing of MDLY’s indebtedness from the issuance of senior unsecured debt. Average debt outstanding during the years ended December 31, 2016 and 2015 was $106.0 million and $105.9 million, respectively.

Other Income (Expenses), net. Other expenses, net increased by $0.2 million to $1.0 million for the year ended December 31, 2016 compared to 2015. The increase was due primarily to the impact of revaluation of MDLY’s revenue share payable.

Provision for Income Taxes

MDLY’s effective income tax rate was 9.7% and 8.9% for the years ended December 31, 2016 and 2015, respectively. MDLY’s tax rate is affected by recurring items, such as permanent differences and income allocated to certain redeemable non-controlling interests which is not subject to U.S. federal, state and local corporate income taxes. It is also affected by discrete items that may occur in any given year, but are not consistent from year to year. The increase in the effective tax rate during the year ended December 31, 2016 as compared to 2015 was primarily attributed to the variance in the reversal of performance compensation which is not included in taxable income.

 Redeemable Non-Controlling Interests and Non-Controlling Interests in Consolidated Subsidiaries

Net income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries increased by $3.4 million to $2.5 million for the year ended December 31, 2016 compared to 2015. The increase was due primarily to a reversal of MOF II performance fees for the year ended December 31, 2015, a portion of which was allocated to non-controlling interests in consolidated subsidiaries.

Reconciliation of Certain Non-GAAP Performance Measures to Consolidated U.S. GAAP Financial Measures

In addition to analyzing MDLY’s results on a GAAP basis, management also makes operating decisions and assesses business performance based on the financial and operating metrics and data that are presented in the table below. Management believes that these measures provide analysts, investors and management with helpful information regarding MDLY’s underlying operating performance and MDLY’s business, as they remove the impact of items management believes are not reflective of underlying operating performance. These non-GAAP measures are also used by management for planning purposes, including the preparation of internal budgets; and for evaluating the effectiveness of operational strategies. Additionally, MDLY believes these non-GAAP measures provide another tool for investors to use in comparing MDLY’s results with other companies in its industry, many of whom use similar non-GAAP measures. There are limitations associated with the use of non-GAAP financial measures as compared to the use of the most directly comparable U.S. GAAP financial measure and these measures supplement and should be considered in addition to and not in lieu of the results of operations discussed below. Furthermore, such measures may be inconsistent with measures presented by other companies.

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Net income attributable to MDLY and non-controlling interests in Medley LLC is the U.S. GAAP financial measure most comparable to Core Net Income and Core EBITDA.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
	(Amounts in thousands, except share and per share amounts)
Net (loss) income attributable to Medley Management Inc.	$(128)	$574	$(1,356)	$967
Net (loss) income attributable to non-controlling interests in Medley LLC	133	3,617	(3,766)	6,386
Net income (loss) attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$5	$4,191	$(5,122)	$7,353
Reimbursable fund startup expenses	442	226	1,065	251
IPO date award stock-based compensation	433	318	574	(343)
Other non-core items:
Unrealized losses on shares of MCC	—	—	3,543	—
Severance expense	338	65	2,224	1,164
Acceleration of debt issuance costs (1)	—	—	—	1,149
Other (2)	1,008	—	1,860	—
Income tax expense on adjustments	(208)	(67)	(869)	(253)
Core Net Income	$2,018	$4,733	$3,275	$9,321
Interest expense	2,715	2,766	5,396	5,264
Income taxes	403	495	1,254	1,094
Depreciation and amortization	215	232	434	467
Core EBITDA	$5,351	$8,226	$10,359	$16,146

Core Net Income Per Share	$0.05	$0.10	$0.10	$0.19

Pro-Forma Weighted Average Shares Outstanding (3)	31,790,112	31,028,903	31,215,945	30,997,006

(1)	For the six months ended June 30, 2017, this amount relates to additional interest expense associated with the acceleration of amortization of debt issuance costs and discount relating to prepayments made on MDLY’s Term Loan Facility as a result of the refinancing of MDLY’s indebtedness from the issuance of Senior Unsecured Debt.

(2)	For the three and six months ended June 30, 2018, other items consists of expenses related to non-core business development activities and other expenses.

(3)	Assumes the conversion by the pre-IPO holders of up to 24,639,302 vested and unvested Medley LLC Units for 24,639,302 shares of MDLY Class A Common Stock at the beginning of each period presented.

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The following table is a reconciliation of net income attributable to MDLY and non-controlling interests in Medley LLC on a consolidated basis to Core Net Income and Core EBITDA.

The calculation of Core Net Income Per Share is presented in the table below:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
	(Amounts in thousands, except share and per share amounts)
Numerator
Core Net Income	$2,018	$4,733	$3,275	$9,321
Add: Income taxes	403	495	1,254	1,094
Pre-Tax Core Net Income	$2,421	$5,228	$4,529	$10,415

Denominator
Class A common stock	5,543,802	5,588,978	5,513,719	5,697,483
Conversion of LLC Units and restricted LLC Units to Class A common stock	24,372,591	23,653,333	24,023,329	23,561,400
Restricted stock units	1,873,719	1,786,592	1,678,897	1,738,123
Pro-Forma Weighted Average Shares Outstanding	31,790,112	31,028,903	31,215,945	30,997,006
Pre-Tax Core Net Income Per Share	$0.08	$0.17	$0.15	$0.34
Less: corporate income taxes per share(1)	(0.03)	(0.07)	(0.05)	(0.15)
Core Net Income Per Share	$0.05	$0.10	$0.10	$0.19

(1)	Assumes that all of MDLY’s pre-tax earnings are subject to federal, state and local corporate income taxes. In determining corporate income taxes, MDLY used a combined effective corporate tax rate of 33.0% for 2018 and 43.0% for 2017. The lower effective corporate tax rate was primarily the result of the enactment of the Tax Act which reduced the federal corporate tax rate from 34.0% to 21.0% effective January 1, 2018.

Net Income Margin is the U.S. GAAP financial measure most comparable to Core Net Income Margin. Net Income margin is equal to Net income attributable to MDLY and non-controlling interests in Medley LLC divided by total revenue. The following table is a reconciliation of Net Income Margin to Core Net Income Margin.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Net Income Margin	—%	25.5%	(17.3)%	24.1%
Reimbursable fund startup expenses (1)	2.9%	1.4%	3.6%	0.7%
IPO date award stock-based compensation (1)	2.9%	1.9%	1.9%	(1.1)%
Other non-core items: (1)
Unrealized losses on shares of MCC	—%	—%	12.0%	—%
Severance expense	2.2%	0.4%	7.5%	3.9%
Acceleration of debt issuance costs	—%	—%	—%	3.8%
Other	6.7%	—%	6.3%	—%
Provision for income taxes (1)	1.3%	2.6%	1.3%	2.8%
Corporate income taxes (2)	(5.3)%	(13.7)%	(5.1)%	(14.7)%
Core Net Income Margin	10.7%	18.1%	10.2%	19.5%

(1)	Adjustments to Net income attributable to MDLY and non-controlling interests in Medley LLC to calculate Core Net Income are presented as a percentage of total revenue.

(2)	Assumes that all MDLY’s pre-tax earnings, including adjustments above, are subject to federal, state and local corporate income taxes. In determining corporate income taxes, MDLY used a combined effective corporate tax rate of 33.0% for 2018 and 43.0% for 2017 and presented the calculation as a percentage of total revenue.

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Liquidity and Capital Resources

MDLY’s primary cash flow activities involve: (i) generating cash flow from operations, which largely includes management fees; (ii) making distributions to MDLY’s members and redeemable non-controlling interests; (iii) paying dividends and (iv) borrowings, interest payments and repayments under MDLY’s debt facilities. As of June 30, 2018, MDLY had $24.9 million in cash and cash equivalents.

MDLY’s material source of cash from its operations is management fees, which are collected quarterly. MDLY primarily uses cash flows from operations to pay compensation and benefits, general, administrative and other expenses, federal, state and local corporate income taxes, debt service costs and distributions to MDLY’s owners. MDLY’s cash flows, together with the proceeds from equity and debt issuances, are also used to fund investments in limited partnerships, purchase publicly traded securities, purchase fixed assets and other capital items. If cash flows from operations were insufficient to fund distributions, MDLY expects that it would suspend paying such distributions.

Debt Instruments

Senior Unsecured Debt

On August 9, 2016, Medley LLC completed a registered public offering of $25.0 million of an aggregate principal amount of 6.875% senior notes due 2026 (the “2026 Notes”). On October 18, 2016, Medley LLC completed a registered public offering of an additional $28.6 million in aggregate principal amount of the 2026 Notes. The 2026 Notes mature on August 15, 2026.

On January 18, 2017, Medley LLC completed a registered public offering of $34.5 million in aggregate principal amount of 7.25% senior notes due 2024 (the “2024 Notes”). On February 22, 2017, Medley LLC completed a registered public offering of an additional $34.5 million in aggregate principal amount of 2024 Notes. The 2024 Notes mature on January 30, 2024.

As of June 30, 2018, the outstanding senior unsecured debt balance was $117.2 million, and is reflected net of unamortized discount, premium and debt issuance costs of $5.4 million.

See Note 7, “Senior Unsecured Debt”, to MDLY’s condensed consolidated financial statements included in this Joint Proxy Statement/Prospectus for additional information on the 2026 Notes and the 2024 Notes.

Revolving Credit Facility

On August 19, 2014, MDLY entered into a $15.0 million senior secured revolving credit facility with City National Bank (as amended, the “Revolving Credit Facility”), as administrative agent and collateral agent thereunder, and the lenders from time to time party thereto. On September 22, 2017 MDLY amended the Revolving Credit Facility to, among other things, extend the maturity date until March 31, 2020 and provide for an incremental facility in an amount up to $10.0 million upon the satisfaction of certain customary conditions. MDLY intends to use any proceeds of borrowings under the Revolving Credit Facility for general corporate purposes, including funding its working capital needs. MDLY has not incurred any borrowings under the Revolving Credit Facility through June 30, 2018. As of June 30, 2018, MDLY is in compliance with the financial covenants under the Revolving Credit Facility.

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Interest Rate and Fees

Borrowings under the Revolving Credit Facility bear interest, at MDLY’s option, either (i) at ABR, plus an applicable margin not to exceed 0.25 percentage points, or (ii) at an adjusted LIBOR plus an applicable margin not to exceed 2.50 percentage points. In addition to paying interest on any outstanding principal under the Revolving Credit Facility, MDLY is required to pay an unused line fee on the first day of the second month following each fiscal quarter in an amount equal to (i) if the average daily balance for the applicable fiscal quarter was less than $9.0 million, 0.50% per annum, or (ii) if the average daily balance for the applicable fiscal quarter was equal to or greater than $9.0 million, 0.25% per annum.

Guarantees and Collateral

Any obligations under the Revolving Credit Facility are unconditionally and irrevocably guaranteed by certain of Medley LLC’s subsidiaries. In addition, any outstanding borrowings are collateralized by first priority or equivalent security interests in (i) all the capital stock of, or other equity interests in, the borrower and each of the borrower’s and credit agreement guarantors’ direct or indirect domestic subsidiaries and 65% of the capital stock of, or other equity interests in, each of the borrower’s or any subsidiary guarantors’ direct wholly owned first-tier restricted foreign subsidiaries, and (ii) certain tangible and intangible assets of the borrower and the credit agreement guarantors (subject to certain exceptions and qualifications).

None of MDLY’s non-wholly owned domestic subsidiaries are obligated to guarantee the Revolving Credit Facility.

Certain Covenants and Events of Default

The Revolving Credit Facility contains a number of significant affirmative and negative covenants and customary events of default. Such covenants, among other things, will limit or restrict, subject to certain exceptions, the ability of the borrower and its restricted subsidiaries to:

●	incur additional indebtedness, make guarantees and enter into hedging arrangements;

●	create liens on assets;

●	enter into sale and leaseback transactions;

●	engage in mergers or consolidations;

●	make fundamental changes;

●	pay dividends and distributions or repurchase MDLY’s capital stock;

●	make investments, loans and advances, including acquisitions;

●	engage in certain transactions with affiliates;

●	make changes in the nature of their business; and

●	make prepayments of junior debt.

In addition, the credit agreement governing the Revolving Credit Facility contains financial covenants that requires MDLY to maintain a Maximum Net Leverage Ratio of not greater than 5.0 to 1.0, a Total Leverage Ratio of not greater than 7.0 to 1.0, and Core EBITDA of not less than $15.0 million. These ratios are calculated on a trailing twelve months basis and are calculated using MDLY’s standalone financial results and include adjustments to calculate Core EBITDA.

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The Revolving Credit Facility contains certain customary representations and warranties, affirmative covenants and events of default. If an event of default occurs, the lender under the Revolving Credit Facility will be entitled to take various actions, including the acceleration of any amounts due under the Revolving Credit Facility and all actions permitted to be taken by a secured creditor.

Non-Recourse Promissory Notes

In April 2012, MDLY borrowed $5.0 million under a non-recourse promissory note with a foundation, and $5.0 million under a non-recourse promissory note with a trust. These notes are scheduled to mature in March 2019.

See Note 8 “Loans Payable” to MDLY’s condensed consolidated financial statements included in this Joint Proxy Statement/Prospectus for additional information regarding the promissory notes.

Cash Flows

The significant captions and amounts from MDLY’s consolidated statements of cash flows are summarized below. Negative amounts represent a net outflow, or use of cash.

	For the Six Months Ended June 30,
	2018	2017
	(Amounts in thousands)
Statements of cash flows data
Net cash provided by operating activities	$7,856	$3,573
Net cash used in investing activities	(1,504)	(32,604)
Net cash (used in) provided by financing activities	(17,817)	24,423
Net (decrease) increase in cash and cash equivalents	$(11,465)	$(4,608)

Operating Activities

MDLY’s net cash flow provided by operating activities was $7.9 million and $3.6 million during the six months ended June 30, 2018 and 2017, respectively. During the six months ended June 30, 2018 and 2017, net cash flow provided by operating activities was attributed to net (loss) income of $(12.1) million and $10.1 million, respectively, non-cash adjustments of $18.6 million and $4.1 million, respectively, and changes in operating assets and liabilities of $1.4 million and $(10.6) million, respectively.

Investing Activities

MDLY’s investing activities generally reflect cash used for acquisitions of fixed assets, distributions received from its equity method investments and purchases of available for sale securities. There were no purchases of fixed assets during the six months ended June 30, 2018. Purchases of fixed assets was less than $0.1 million for the six months ended June 30, 2017. Capital contributions to equity method investments represented a use of cash of $1.5 million and $0.2 million for the six months ended June 30, 2018 and 2017, respectively. Excluding the investments held by MDLY’s consolidated fund, purchases of investments were $32.3 million during the six months ended June 30, 2017.

Financing Activities

Dividends paid were $2.8 million and $3.0 million during the six months ended June 30, 2018 and 2017, respectively. Distributions to members and non-controlling interests were $14.7 million and $14.1 million for the six months ended June 30, 2018 and 2017, respectively. Capital contributions from non-controlling interests and redeemable non-controlling interests resulted in an inflow of cash of less than $0.1 million and $23.0 million for the six months ended June 30, 2018 and 2017, respectively. Repurchases of MDLY Class A Common Stock represented a use of cash from financing activities of $3.0 million during the six months ended June 30, 2017. There were no repurchases of MDLY Class A Common Stock during the six months ended June 30, 2018.

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On August 9, 2016, Medley LLC completed its first registered public offering of senior unsecured debt and on October 18, 2016, January 18, 2017, and February 22, 2017 Medley LLC completed additional registered public offerings of senior unsecured debt. The proceeds from these offerings, net of offering expenses paid by MDLY, amounted to $116.2 million. The net proceeds from the offerings were used to pay-down the outstanding indebtedness under the Term Loan Facility with the remaining amount to be used for working capital purposes. During the six months ended June 30, 2017, repayments of loans payable resulted in an outflow of cash of $44.8 million and proceeds from the issuance of debt obligations provided an inflow of cash of $69.1 million.

Sources and Uses of Liquidity

MDLY’s sources of liquidity are (i) cash on hand, (ii) net working capital, (iii) cash flows from operations, (iv) realizations on its investments, (v) net proceeds from borrowings under the MDLY Revolving Credit Facility and issuances of publicly-registered debt and (vi) other potential financings. MDLY believes that these sources of liquidity will be sufficient to fund MDLY’s working capital requirements and to meet MDLY’s commitments in the foreseeable future. MDLY expects that its primary liquidity needs will be comprised of cash to (i) provide capital to facilitate the growth of MDLY’s existing investment management business, (ii) fund MDLY’s commitments to funds that it advises, (iii) provide capital to facilitate MDLY’s expansion into businesses that are complementary to its existing investment management business, (iv) pay operating expenses, including cash compensation to MDLY’s employees and payments under the TRA, (v) fund capital expenditures, (vi) pay income taxes, and (vii) make distributions to the MDLY Stockholders in accordance with MDLY’s dividend policy.

MDLY intends to use a portion of its available liquidity to fund cash dividends to MDLY Stockholders on a quarterly basis. MDLY’s ability to fund cash dividends to MDLY Stockholders is dependent on a myriad of factors, including among others: general economic and business conditions; MDLY’s strategic plans and prospects; MDLY’s business and investment opportunities; timing of capital calls by MDLY’s funds in support of its commitments; MDLY’s financial condition and operating results; working capital requirements and other anticipated cash needs; contractual restrictions and obligations; legal, tax and regulatory restrictions; restrictions on the payment of distributions by MDLY’s subsidiaries to it; and other relevant factors.

Critical Accounting Policies

MDLY prepares its consolidated financial statements in accordance with GAAP. In applying many of these accounting principles, MDLY needs to make assumptions, estimates or judgments that affect the reported amounts of assets, liabilities, revenues and expenses in its consolidated financial statements. MDLY bases its estimates and judgments on historical experience and other assumptions that it believes are reasonable under the circumstances. These assumptions, estimates or judgments, however, are both subjective and subject to change, and actual results may differ from MDLY’s assumptions and estimates. If actual amounts are ultimately different from MDLY’s estimates, the revisions are included in MDLY’s results of operations for the period in which the actual amounts become known. MDLY believes the following critical accounting policies could potentially produce materially different results if MDLY were to change underlying assumptions, estimates or judgments. See Note 2, “Summary of Significant Accounting Policies,” to MDLY’s unaudited condensed consolidated financial statements included in this Joint Proxy Statement/Prospectus for a summary of its significant accounting policies.

Principles of Consolidation

In accordance with ASC 810, Consolidation, MDLY consolidates those entities where MDLY has a direct and indirect controlling financial interest based on either a variable interest model or voting interest model. As such, MDLY consolidates entities that it concludes are VIEs, for which MDLY is deemed to be the primary beneficiary and entities in which MDLY holds a majority voting interest or has majority ownership and control over the operational, financial and investing decisions of that entity.

For legal entities evaluated for consolidation, MDLY must determine whether the interests that it holds and fees paid to it qualify as a variable interest in an entity. This includes an evaluation of the management fees and performance fees paid to MDLY when acting as a decision maker or service provider to the entity being evaluated. Fees received by MDLY are customary and commensurate with the level of services provided, and MDLY does not hold other economic interests in the entity that would absorb more than an insignificant amount of the expected losses or returns of the entity, would not be considered a variable interest. MDLY factors in all economic interests including proportionate interests through related parties, to determine if fees are considered a variable interest.

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An entity in which MDLY holds a variable interest is a VIE if any one of the following conditions exist: (a) the total equity investment at risk is not sufficient to permit the legal entity to finance its activities without additional subordinated financial support, (b) the holders of equity investment at risk have the right to direct the activities of the entity that most significantly impact the legal entity’s economic performance, (c) the voting rights of some investors are disproportionate to their obligation to absorb losses or rights to receive returns from a legal entity. For limited partnerships and other similar entities, non-controlling investors must have substantive rights to either dissolve the fund or remove the general partner (“kick-out rights”) in order to qualify as a VIE.

For those entities that qualify as a VIE, the primary beneficiary is generally defined as the party who has a controlling financial interest in the VIE. MDLY is generally deemed to have a controlling financial interest if MDLY has the power to direct the activities of a VIE that most significantly impacts the VIE’s economic performance, and the obligation to absorb losses or receive benefits from the VIE that could potentially be significant to the VIE. MDLY determines whether it is the primary beneficiary of a VIE at the time it becomes initially involved with the VIE and it reconsiders that conclusion continuously. The primary beneficiary evaluation is generally performed qualitatively on the basis of all facts and circumstances. However, quantitative information may also be considered in the analysis, as appropriate. These assessments require judgments. Each entity is assessed for consolidation on a case-by-case basis.

For those entities evaluated under the voting interest model, MDLY consolidates the entity if it has a controlling financial interest. MDLY has a controlling financial interest in a voting interest entity (“VOE”) if MDLY owns a majority voting interest in the entity.

Performance Fees

Performance fees are contractual fees which do not represent a capital allocation of income to the general partner or investment manager that are earned based on the performance of certain funds, typically, MDLY’s separately managed accounts. Performance fees are earned based on the fund performance during the period, subject to the achievement of minimum return levels in accordance with the respective terms set out in each fund’s investment management agreement. MDLY accounts for performance fees in accordance with the new revenue standard, ASC 606, Revenue from Contracts with Customers, and MDLY will only recognize performance fees when it is probable that a significant reversal of such fees will not occur in the future.

Carried Interest

Carried interest are performance based fees that represent a capital allocation of income to the general partner or investment manager. Carried interest is allocated to MDLY based on cumulative fund performance to date, subject to the achievement of minimum return levels in accordance with the respective terms set out in each fund’s governing documents.

Effective January 1, 2018, MDLY accounts for carried interest under, ASC 323, Investments-Equity Method and Joint Ventures. Under this standard, MDLY records carried interest in a consistent manner as MDLY historically had which is based upon an assumed liquidation of that fund’s net assets as of the reporting date, regardless of whether such amounts have been realized. For any given period, carried interest on MDLY’s condensed consolidated statements of operations may include reversals of previously recognized carried interest due to a decrease in the value of a particular fund that results in a decrease of cumulative fees earned to date. Since fund return hurdles are cumulative, previously recognized carried interest also may be reversed in a period of appreciation that is lower than the particular fund’s hurdle rate.

Carried interest received in prior periods may be required to be returned by MDLY in future periods if the funds’ investment performance declines below certain levels. Each fund is considered separately in this regard and, for a given fund, carried interest can never be negative over the life of a fund. If upon a hypothetical liquidation of a fund’s investments, at their then current fair values, previously recognized and distributed carried interest would be required to be returned, a liability is established for the potential clawback obligation. MDLY’s actual obligation, however, would not become payable or realized until the end of a fund’s life.

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Income Taxes

MDLY accounts for income taxes using the asset and liability approach, which requires the recognition of tax benefits or expenses for temporary differences between the financial reporting and tax basis of assets and liabilities. A valuation allowance is established when necessary to reduce deferred tax assets to the amounts expected to be realized. MDLY also recognizes a tax benefit from uncertain tax positions only if it is “more likely than not” that the position is sustainable based on its technical merits. MDLY’s policy is to recognize interest and penalties on uncertain tax positions and other tax matters as a component of income tax expense. For interim periods, MDLY accounts for income taxes based on its estimate of the effective tax rate for the year. Discrete items and changes in MDLY’s estimate of the annual effective tax rate are recorded in the period they occur.

MDLY is subject to U.S. federal, state and local corporate income taxes on its allocable portion of taxable income from Medley LLC at prevailing corporate tax rates, which are reflected in MDLY’s unaudited condensed consolidated financial statements included in this document. Medley LLC and its subsidiaries are not subject to federal, state and local corporate income taxes since all income, gains and losses are passed through to its members. However, Medley LLC and its subsidiaries are subject to New York City’s unincorporated business tax, which is included in MDLY’s provision for income taxes.

MDLY analyzes its tax filing positions in all of the U.S. federal, state and local tax jurisdictions where MDLY is required to file income tax returns, as well as for all open tax years in these jurisdictions. If, based on this analysis, MDLY determines that uncertainties in tax positions exist, a liability is established.

Stock-based Compensation

MDLY accounts for stock-based compensation in accordance with ASC 718, Compensation – Stock Compensation. Under the fair value recognition provision of this guidance, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period and reduced for actual forfeitures in the period they occur. Stock-based compensation is included as a component of compensation and benefits in MDLY’s consolidated statements of operations.

Recent Accounting Pronouncements

Information regarding recent accounting pronouncements and their impact on MDLY can be found in Note 2, “Summary of Significant Accounting Policies,” to MDLY’s unaudited condensed consolidated financial statements included in this Joint Proxy Statement/Prospectus.

Off-Balance Sheet Arrangements

In the normal course of business, MDLY may engage in off-balance sheet arrangements, including transactions in guarantees, commitments, indemnifications and potential contingent repayment obligations.

See Note 10, “Commitments and Contingencies,” to MDLY’s unaudited condensed consolidated financial statements included in this Joint Proxy Statement/Prospectus for a discussion of MDLY’s commitments and contingencies.

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Contractual Obligations

The following table sets forth information relating to MDLY’s contractual obligations as of June 30, 2018.

	Less than 1 year	1 - 3 years	4 - 5 years	More than 5 years	Total
	(Amounts in thousands)
Medley Obligations
Operating lease obligations(1)	$2,707	$5,403	$4,861	$608	$13,579
Loans payable(2)	10,000	—	—	—	10,000
Senior unsecured debt(3)	—	—	—	122,595	122,595
Revenue share payable	1,228	1,595	549	—	3,372
Capital commitments to funds(4)	256	—	—	—	256
Total	$14,191	$6,998	$5,410	$123,203	$149,802

(1)	MDLY leases office space in New York and San Francisco under non-cancelable lease agreements. The amounts in this table represent the minimum lease payments required over the term of the lease, and include operating leases for office equipment.

(2)	MDLY has included all loans described in Note 8, “Loans Payable,” to its unaudited condensed consolidated financial statements included in this document.

(3)	MDLY has included all its obligations described in Note 7, “Senior Unsecured Debt,” to its unaudited condensed consolidated financial statements included in this document. In addition to the principal amounts above, MDLY is required to make quarterly interest payments of $1.2 million related to the 2024 Notes and $0.9 million related to the 2026 Notes.

(4)	Represents equity commitments by MDLY to certain long-dated private funds managed by it. These amounts are generally due on demand and are therefore presented in the less than one year category.

Indemnifications

In the normal course of business, MDLY enters into contracts that contain indemnities for its affiliates, persons acting on its behalf or such affiliates and third parties. The terms of the indemnities vary from contract to contract and the maximum exposure under these arrangements, if any, cannot be determined and has neither been recorded in MDLY’s consolidated financial statements. As of June 30, 2018, MDLY has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Contingent Obligations

The partnership documents governing MDLY’s funds generally include a clawback provision that, if triggered, may give rise to a contingent obligation that may require the general partner to return amounts to the fund for distribution to investors. Therefore, carried interest revenue, generally, is subject to reversal in the event that the funds incur future losses. These losses are limited to the extent of the cumulative carried interest revenue recognized in income to date, net of a portion of taxes paid. Due in part to its investment performance and the fact that its carried interest revenue is generally determined on a liquidation basis, as of June 30, 2018, MDLY accrued $7.2 million for clawback obligations that would need to be paid had the funds been liquidated as of that date. There can be no assurance that MDLY will not incur additional clawback obligations in the future. If all of the existing investments were valued at $0, the amount of cumulative carried interest revenue that has been recognized would be reversed. MDLY believes that the possibility of all of the existing investments becoming worthless is remote. At June 30, 2018, had MDLY assumed all existing investments were valued at $0, the net amount of carried interest revenue subject to additional reversal would have been approximately $0.8 million.

Carried interest revenue is also affected by changes in the fair values of the underlying investments in the funds that MDLY advises. Valuations, on an unrealized basis, can be significantly affected by a variety of external factors including, but not limited to, bond yields and industry trading multiples. Under the governing agreements of certain of MDLY’s funds, MDLY may have to fund additional amounts on account of clawback obligations beyond what MDLY received in performance fee compensation on account of distributions of performance fee payments made to current or former professionals from such funds if they do not fund their respective shares of such clawback obligations. MDLY will generally retain the right to pursue any remedies that it has under such governing agreements against those carried interest recipients who fail to fund their obligations.

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Additionally, at the end of the life of the funds, there could be a payment due to a fund by MDLY if it has recognized more carried interest revenue than was ultimately earned. The general partner obligation amount, if any, will depend on final realized values of investments at the end of the life of the fund.

Recent Developments

On August 9, 2018, MDLY entered into a definitive agreement to merge with and into Sierra Management, Inc., a newly formed Delaware corporation (“Merger Sub”), a wholly owned subsidiary of Sierra. Pursuant to the Agreement and Plan of Merger by and among MDLY, Sierra and Merger Sub, MDLY will merge with and into Merger Sub, and MDLY’s existing asset management business will continue to operate as a wholly owned subsidiary of Sierra. At the MDLY Merger Effective Time, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares and Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and $3.44 per share of cash consideration. In addition, holders of MDLY Class A Common Stock as of the applicable record dates as further described in the section entitled “Description of the MDLY Merger Agreement,” may be entitled to receive special cash dividends in the aggregate amount of up to $0.65 per share of MDLY Class A Common Stock issued and outstanding as of such applicable record dates, together with the First Dividend Shortfall Amount and the Second Dividend Shortfall Amount (if any and if applicable). Medley LLC Unitholders will convert their Medley LLC Units into shares of MDLY Class A Common Stock and such shares (to the extent issued and outstanding immediately prior to the MDLY Merger Effective Time, and other than any Dissenting Shares and any Excluded MDLY Shares) will be converted into the right to receive 0.3836 shares of Sierra Common Stock and $3.44 per share of cash consideration. In addition, Medley LLC Unitholders as of the applicable record date as further described in the section entitled “Description of the MDLY Merger Agreement,” may be entitled to receive a special cash distribution in the aggregate amount of up to $0.35 per Medley LLC Unit outstanding as of such applicable record date, together with the First Dividend Shortfall Amount (if any and if applicable). Each share of MDLY Class B Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time (other than Dissenting Shares) will be canceled without consideration therefor.

Simultaneously, pursuant to the MCC Merger Agreement by and between MCC and Sierra, MCC will merge with and into Sierra, with Sierra as the surviving entity. MCC Stockholders will receive 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock they hold.

As a condition to closing, Sierra Common Stock will be listed to trade on the NYSE. The Mergers are cross conditioned upon each other and are subject to approval by MDLY Stockholders, MCC Stockholders and Sierra Stockholders, regulators, including the SEC, other customary closing conditions and third party consents. Accordingly, MDLY can provide no assurance that the Mergers will be completed, that the Mergers will not be delayed or that the terms of the Mergers will not change.

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MANAGEMENT OF MDLY

Directors and Executive Officers

The following table sets forth certain information about MDLY directors and executive officers as of [       ], 2018.

Name	Age	Position
Brook Taube	48	Co-Chief Executive Officer and Co-Chairman of the MDLY Board
Seth Taube	48	Co-Chief Executive Officer and Co-Chairman of the MDLY Board
Jeffrey Tonkel	48	President and Director
James G. Eaton	41	Director
Jeffrey T. Leeds	62	Director
Guy Rounsaville, Jr.	74	Director
Richard T. Allorto, Jr.	46	Chief Financial Officer
John D. Fredericks	54	General Counsel and Secretary

Directors

Brook Taube, 48, co-founded Medley in 2006 and has served as MDLY’s Co-Chief Executive Officer since then and as Co-Chairman of the MDLY Board since its formation. He has also served as Chief Executive Officer and Chairman of the MCC Board since 2011, has served on the Sierra Board since its inception in 2012 and the Board of Trustees of Sierra Total Return Fund since its inception in 2016. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career at Bankers Trust in leveraged finance in 1992. Mr. Taube received a B.A. from Harvard University.

Seth Taube, 48, co-founded Medley in 2006 and has served as MDLY’s Co-Chief Executive Officer since then and as Co-Chairman of the MDLY Board since its formation. He has also served as Chief Executive Officer and Chairman of the Sierra Board since its inception in 2012, Chief Executive Officer and Chairman of the Board of Trustees of Sierra Total Return Fund since its inception in 2016 and on the MCC Board since its inception in 2011. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and held positions with Morgan Stanley & Co. in the Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M. Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

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Jeffrey Tonkel, 48, joined Medley in 2011 and has served as President and as a member of the MDLY Board since its formation. He has also served as President of Sierra since July 2013, President of Sierra Total Return fund since 2016 and as a member of the MCC Board since February 2014. Prior to joining Medley, Mr. Tonkel was a Managing Director with JPMorgan from January 2010 to November 2011, where he was Chief Financial Officer of a global financing and markets business. Prior to JPMorgan, Mr. Tonkel was a Managing Director, Principal Investments, with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments in diversified industrials, energy, real estate and specialty finance. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

James G. Eaton, 41, is the President of Weatons Holdings, a Canadian private holding company. Mr. Eaton has been active in the founding, growth and divestiture stages of the Weatons portfolio companies across a wide variety of industries. His responsibilities at Weatons include overseeing numerous private investments and a portfolio of listed securities. Mr. Eaton is currently a partner of JJR Capital, a private merchant bank, and serves as a director on the board of JC Clark Ltd., a Toronto-based independent investment firm and Defyrus Inc., a private life sciences biodefence company, as well as audit committee chair of Dream Alternatives Trust, a publicly-traded mutual fund trust. Mr. Eaton is a founding director of the True Patriot Love Foundation, he chairs the Invictus Games Toronto 2017, and is a trustee of the John David and Signy Eaton Foundation. Mr. Eaton holds a B.A. from the University of Colorado at Boulder.

Jeffrey T. Leeds, 62, has been a member of the MDLY Board since September 2014. Mr. Leeds is President and Co-Founder of Leeds Equity Partners, LLC, a private equity investment firm focused on the knowledge sector. Mr. Leeds also serves as a director of BARBRI, FineEd Holdings LLC, Fusion Education Group, Knowledge Factor, INTO University Partnerships, Simplify Compliance Holdings, LLC and RealPage, Inc., where he chairs the Nominating and Governance Committee. Prior to co-founding Leeds Equity in 1993, Mr. Leeds worked at Lazard Frères & Co., specializing in mergers and acquisitions and corporate finance from 1986 to 1992. Prior to joining Lazard, Mr. Leeds served as a law clerk to the Hon. William Brennan, Jr. of the Supreme Court of the United States. From 1983 to 1985 Mr. Leeds worked in the corporate department of the law firm of Cravath, Swaine & Moore in New York. Mr. Leeds also serves as a member of the Board of Directors of CECU (Career Education Colleges and Universities). He has previously served as a director of Argosy University, Datamark, Evanta, Miller Heiman and Ross University, among others. He was the founding chairman of the Green Dot New York Charter School and currently serves as a trustee on the board of the Colin L. Powell School for Civic and Global Leadership at the City College of New York. Mr. Leeds received a B.A. from Yale University, attended Oxford University as a Marshall Scholar and received a J.D. from Harvard Law School.

Guy Rounsaville, Jr., 74, has been a member of the MDLY Board since September 2014. Mr. Rounsaville has served on the board of directors of Tri-Valley Bank and First Banks, Inc. since 2011, and of United American Bank since 2012. Mr. Rounsaville served as Director of Diversity of the law firm Allen Matkins Leck Gamble Mallory & Natsis LLP from 2009 until May 2012 and as co-managing partner of their San Francisco office from 1999 to 2001. Mr. Rounsaville served as General Counsel and Corporate Secretary of LaSalle Bank from 2006 until it was acquired by Bank of America in October 2007, after which he served, for transition purposes, as Bank of America’s Senior Vice President and Assistant General Counsel until May 2008. From 2001 to 2006, Mr. Rounsaville served as General Counsel and Corporate Secretary of Visa International. Prior to that, Mr. Rounsaville served in several roles at Wells Fargo from 1969 through 1998, including General Counsel and Corporate Secretary. Mr. Rounsaville serves on numerous civic and professional committees and boards. He received a B.A. from Stanford University and a J.D. from Hastings College of Law.

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Executive Officers

Richard T. Allorto, Jr., 46, has served as MDLY’s Chief Financial Officer since July 2010. Mr. Allorto has also served as the Chief Financial Officer and Secretary of MCC since January 2011. Mr. Allorto also served as Chief Financial Officer, Treasurer and Secretary of Sierra from April 2012 until November 2016 and was re-appointed to such positions in July 2018. Prior to joining Medley, Mr. Allorto held various positions at GSC Group, Inc., a registered investment adviser, including, Chief Financial Officer of GSC Investment Corp, a business development company that was externally managed by GSC Group. Mr. Allorto began his career at Arthur Andersen in public accounting in 1994. Mr. Allorto is a licensed CPA and received a B.S. in Accounting from Seton Hall University.

John D. Fredericks, 54, has served as MDLY’s General Counsel since June 2013. Mr. Fredericks has also served as the Chief Compliance Officer of MCC and Sierra since February 2014 and as the Chief Compliance Officer of Sierra Total Return Fund since 2016. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP from February 2003 to May 2013, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, from 2000 to 2003, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers and, from 1993 to 2000, an associate at Murphy, Weir & Butler. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a B.A. from the University of California Santa Cruz and a J.D. from University of San Francisco.

Board Structure

The MDLY Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairman should be separate. The MDLY Board evaluates relevant factors and determines the best leadership structure for MDLY’s operating and governance environment at the time. The MDLY Board believes that having combined Co-Chairmen and Co-Chief Executive Officers is the appropriate leadership structure for MDLY at this time. As the Co-Chairmen and Co-Chief Executive Officers, Messrs. Brook and Seth Taube are able to draw on their knowledge and expertise related to MDLY’s daily operations, industry and competitive developments to set the agenda for the MDLY Board and ensure the appropriate focus on issues of concern to MDLY. Furthermore, the MDLY Board believes that combining these roles enables decisive leadership, ensures clear accountability and facilitates information flow between management and the MDLY Board, all of which are essential to effective governance. The MDLY Board has not formally designated a lead independent director.

Controlled Company Status

Medley Group LLC, an entity owned by MDLY’s pre-IPO owners, holds more than a majority of the voting power of its common stock eligible to vote in the election of MDLY’s directors. As a result, MDLY is a “controlled company” within the meaning of the NYSE’s corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company entitled to vote for the election of directors is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of the board of directors consist of independent directors, (2) that the board of directors have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that the board of directors have a nominating and corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. MDLY is utilizing these exemptions. As a result, the majority of MDLY’s directors on the MDLY Board are not independent and the MDLY Compensation Committee and the MDLY Corporate Governance and Nominating Committee are not comprised entirely of independent directors. Accordingly, MDLY Stockholders do not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that MDLY ceases to be a “controlled company” and its shares continue to be listed on the NYSE, MDLY will be required to comply with these provisions within the applicable transition periods.

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Family Relationships of Directors and Executive Officers

Messrs. Brook and Seth Taube, each a Co-Chief Executive Officer and Co-Chairman of the MDLY Board, are brothers. There are no other family relationships among any of MDLY’s directors or executive officers.

Board of Directors’ Role in Risk Oversight

The MDLY Board has overall responsibility for risk oversight, including, as part of regular MDLY Board and committee meetings, general oversight of executives’ management of risks relevant to MDLY. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for MDLY. Each quarter, the MDLY Board receives presentations from senior management on matters involving MDLY’s operations and considers the risks related to strategies and business plans.

In addition, the MDLY Board committees consider the risks within their respective areas of responsibility. The MDLY Audit Committee assists the MDLY Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with NYSE requirements, discusses with management policies with respect to risk assessment and risk management. The MDLY Compensation Committee assists the MDLY Board in fulfilling its oversight responsibilities with respect to the management of risks arising from MDLY’s compensation policies and programs and reviews and discusses with management MDLY’s compensation policies and practices and management’s assessment of whether any risks arising from such policies and practices are reasonably likely to have a material adverse effect on MDLY. The Corporate Governance and Nominating Committee assists the MDLY Board in fulfilling its oversight responsibilities with respect to the management of risks associated with the MDLY Board and MDLY Board committee organization, membership and structure, succession planning and corporate governance matters.

The MDLY Board believes that this role in risk oversight is appropriate. MDLY believes that it has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect MDLY can be identified or eliminated and some risks are beyond the control of MDLY and its service providers.

MDLY recognizes that different board roles in risk oversight are appropriate for companies in different situations. MDLY re-examines the manners in which the MDLY Board administers its oversight function on an ongoing basis to ensure that it continues to meet MDLY’s needs.

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Board Committees and Meetings

The following table summarizes the current membership of each of the MDLY Board’s committees.

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	MDLY Special Committee
Brook Taube		X	X
Seth Taube		X	X
Jeffrey T. Leeds	Chair	Chair		Chair
Guy Rounsaville, Jr.	X		Chair	X
James G. Eaton	X		X	X
Jeffrey Tonkel

All directors are expected to make every effort to attend all meetings of the MDLY Board, meetings of the committees of which they are members. During the year ended December 31, 2017, the MDLY Board held six meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings and the Corporate Governance and Nominating Committee held one meeting. In 2017, except for Mr. James G. Eaton, each of MDLY’s directors attended at least 75% of the meetings of the MDLY Board and committees that occurred during the time in which he served as a member of the MDLY Board or such committee. Mr. Eaton attended five out of the seven board and committee meetings in which he served as a member of the MDLY Board or such committee. Each MDLY director is strongly encouraged, but is not required, to attend the MDLY annual meeting of MDLY Stockholders. All of MDLY’s directors attended MDLY’s 2017 annual meeting of stockholders.

Committee Charters and Corporate Governance Guidelines

MDLY’s commitment to good corporate governance is reflected in MDLY Corporate Governance Guidelines, which describe the MDLY Board’s views on a wide range of governance topics. These MDLY Corporate Governance Guidelines are reviewed from time to time by the MDLY Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the MDLY Board.

MDLY’s Corporate Governance Guidelines, the Audit Committee, the Compensation and Corporate Governance and Nominating Committee charters and other corporate governance information are available on the Corporate Governance page of the Investor Relations section on MDLY’s website at www.mdly.com. Any MDLY Stockholder also may request them in print, without charge, by contacting the General Counsel and Secretary, MDLY, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Committee Membership

Audit Committee - All members of the Audit Committee have been determined to be “independent,” consistent with the Audit Committee Charter, Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and audit committees in particular. The MDLY Board also has determined that each of the members of the Audit Committee is “financially literate” within the meaning of the listing standards of the NYSE. In addition, the MDLY Board has determined that Jeffrey T. Leeds qualifies as an “audit committee financial expert” as defined by applicable SEC regulations.

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The duties and responsibilities of the Audit Committee are set forth in its charter, which may be found at www.mdly.com under Investor Relations: Corporate Governance: Committee Charters: Audit, and include among duties and responsibilities:

●	selecting and hiring MDLY’s independent auditors, and approving the audit and non-audit services to be performed by its independent auditors;

●	assisting the MDLY Board in evaluating the qualifications, performance and independence of its independent auditors;

●	assisting the MDLY Board in monitoring the quality and integrity of MDLY’s financial statements and its accounting and financial reporting;

●	assisting the MDLY Board in monitoring MDLY’s compliance with legal and regulatory requirements;

●	reviewing the adequacy and effectiveness of MDLY’s internal control over financial reporting processes;

●	assisting the MDLY Board in monitoring the performance of MDLY’s internal audit function;

●	monitoring the performance of MDLY’s internal audit function;

●	reviewing with management and MDLY’s independent auditors its annual and quarterly financial statements; and

●	reviewing and evaluating complaints received by MDLY regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by MDLY’s employees of concerns regarding questionable accounting or auditing matters.

With respect to MDLY’s reporting and disclosure matters, the responsibilities and duties of the MDLY Audit Committee include reviewing and discussing with management and the independent registered public accounting firm its annual audited financial statements prior to inclusion in its Annual Report on Form 10-K, its quarterly financial statements and other public filings in accordance with applicable rules and regulations of the SEC and the MDLY Audit Committee Charter.

On behalf of the MDLY Board, the Audit Committee plays a key role in the oversight of MDLY’s risk management policies and procedures. See “— Board of Directors’ Role in Risk Oversight” above.

Compensation Committee - Mr. Jeffrey T. Leeds has been determined to be “independent” as defined by Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors generally and compensation committees specifically. The other members of the Compensation Committee, Messrs. Brook and Seth Taube have not been determined by the MDLY Board to be independent.

The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found at www.mdly.com under Investor Relations: Corporate Governance: Committee Charters: Compensation, and include, among other duties and responsibilities:

●	reviewing and approving corporate goals and objectives relevant to the compensation of MDLY’s Co-Chief Executive Officers, evaluating its Co-Chief Executive Officers’ performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the board of directors), determining and approving its Co-Chief Executive Officers’ compensation level based on such evaluation;

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●	reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of MDLY’s other executive officers, including annual base salary, bonus and equity-based incentives and other benefits;

●	reviewing and recommending the compensation of MDLY’s directors; and

●	reviewing and making recommendations with respect to MDLY’s equity compensation plans.

With respect to MDLY’s reporting and disclosure matters, the responsibilities and duties of the Compensation Committee include overseeing the preparation of the Compensation Discussion and Analysis, to the extent applicable, for inclusion in MDLY’s Annual Proxy Statement and Annual Report on Form 10-K in accordance with applicable rules and regulations of the SEC. The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more of MDLY’s officers the authority to make awards to employees other than any Section 16 officer under MDLY’s incentive compensation or other equity-based plan, subject to compliance with the plan and the laws of its state of jurisdiction.

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.

Corporate Governance and Nominating Committee - Mr. Rounsaville is a member of the Corporate Governance and Nominating Committee who has been determined to be “independent” as defined by the Corporate Governance Guidelines and the NYSE listing standards. The other members of the Corporate Governance and Nominating Committee, Messrs. Brook and Seth Taube, have not been determined by the MDLY Board to be independent.

The duties and responsibilities of the Corporate Governance and Nominating Committee are set forth in its charter, which may be found at www.mdly.com under Investor Relations: Corporate Governance: Committee Charters: Corporate Governance and Nominating, and include, among other duties and responsibilities:

●	assisting the MDLY Board in identifying prospective director nominees and recommending nominees to the MDLY Board;

●	overseeing the evaluation of the MDLY Board and management;

●	reviewing developments in corporate governance practices and developing and making recommendations to the MDLY Board with respect to MDLY’s corporate governance guidelines; and

●	recommending members for each committee of the MDLY Board.

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Director Nomination Process

The Corporate Governance and Nominating Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the MDLY Board and recommends nominees for director to the MDLY Board for election. In considering candidates for the MDLY Board, the Corporate Governance and Nominating Committee also assesses the size, composition and combined expertise of the MDLY Board. As the application of these factors involves the exercise of judgment, the Corporate Governance and Nominating Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Corporate Governance and Nominating Committee does at a minimum assess each candidate’s strength of character, judgment, industry knowledge or experience, his or her ability to work collegially with the other members of the MDLY Board and his or her ability to satisfy any applicable legal requirements or listing standards. In addition, although the MDLY Board considers diversity of viewpoints, background and experiences, the MDLY Board does not have a formal diversity policy. In identifying prospective director candidates, the Corporate Governance and Nominating Committee may seek referrals from other members of the MDLY Board, management, MDLY Stockholders and other sources, including third party recommendations. The Corporate Governance and Nominating Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of MDLY. The MDLY Corporate Governance and Nominating Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Corporate Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of MDLY’s incumbent directors, provide a blend of skills and experience to further enhance MDLY Board’s effectiveness.

In connection with its annual recommendation of a slate of nominees, the MDLY Corporate Governance and Nominating Committee also may assess the contributions of those directors recommended for re-election in the context of the MDLY Board evaluation process and other perceived needs of the MDLY Board.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the MDLY Board to satisfy its oversight responsibilities effectively in light of MDLY’s business and structure, the MDLY Board focused primarily on the information discussed in each of the MDLY Board member’s biographical information set forth above. MDLY believes that its directors provide an appropriate mix of experience and skills relevant to the size and nature of its business. In particular, the members of the MDLY Board considered the following important characteristics:

●	Messrs. Brook Taube and Seth Taube — MDLY considered that these two individuals have played an integral role in its firm’s successful growth, and that each has developed a unique and in-depth understanding of its business. MDLY also noted that these two individuals are its largest equity owners and, as a consequence of such alignment of interest with its other equity owners, each has additional motivation to diligently fulfill his oversight responsibilities as a member of the MDLY Board.

●	Mr. Tonkel — MDLY considered his extensive experience in various senior leadership roles in the financial services industry, including his role as a Managing Director with JPMorgan where he was the Chief Financial Officer of a global financing and markets business, as well as his familiarity with MDLY business and operations as President of Medley and Sierra and a member of the MCC Board.

●	Mr. Jeffrey T. Leeds — MDLY considered his extensive experience in private equity investing, investment banking and law, along with his prior experience as a board member of various institutions.

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●	Mr. Guy Rounsaville, Jr. — MDLY considered his background in law, banking and lending, including his extensive experience serving in general counsel, corporate secretary and board member roles at several financial institutions.

●	Mr. James G. Eaton — MDLY considered his background in finance and financial services, owing to his extensive experience as president of a private holding company and investment adviser and board member roles.

The MDLY Corporate Governance and Nominating Committee will consider director candidates recommended by MDLY Stockholders. Any recommendation submitted to the Secretary of MDLY should be in writing and should include any supporting material the MDLY Stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of MDLY’s directors if elected. MDLY Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the General Counsel and Secretary, Medley Management Inc., 280 Park Avenue, 6th Floor East, New York, New York 10017. All recommendations for nomination received by the General Counsel and Secretary that satisfy the MDLY Bylaws requirements relating to such director nominations will be presented to the MDLY Corporate Governance and Nominating Committee for its consideration. MDLY Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in the MDLY Bylaws.

MDLY Special Committee

The MDLY Special Committee was granted the authority to, among other things, evaluate and review the terms and conditions of the Mergers or any alternative thereto and determine whether the Mergers or any alternative thereto is advisable and is fair to, and in the best interests of, MDLY and the MDLY Stockholders (or any subset of the MDLY Stockholders that the MDLY Special Committee determines to be appropriate) in connection with the Mergers. The MDLY Special Committee had the authority to select and retain, in its sole discretion, any advisers that they deemed appropriate, including their own independent financial and legal advisors. The current members of the MDLY Special Committee are Jeffrey T. Leeds, Guy Rounsaville, Jr., and James G. Eaton, each of whom is not an interested person of MDLY for purposes of the NYSE corporate governance listing standards. Jeffrey T. Leeds serves as the chair of the MDLY Special Committee.

Communications with the Board

As described in the MDLY Corporate Governance Guidelines, MDLY Stockholders and other interested parties who wish to communicate with a member or members of the MDLY Board, including the chairperson of the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, or the MDLY Special Committee or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the General Counsel of MDLY, at Medley Management Inc., 280 Park Avenue, 6th Floor East, New York, New York 10017, who will forward such communication to the appropriate party.

Compensation Committee Interlocks and Insider Participation

During the 2017 fiscal year, the members of the Compensation Committee were Mr. Leeds, Mr. Brook Taube (MDLY’s Co-Chief Executive Officer) and Mr. Seth Taube (MDLY’s Co-Chief Executive Officer). None of MDLY’s executive officers serve as a member of the MDLY Board or the Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on the MDLY Board or the Compensation Committee.

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Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers and directors, a company’s chief accounting officer and persons who beneficially own more than 10% of a company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Executive officers, directors, the chief accounting officer and beneficial owners with more than 10% of MDLY Class A Common Stock are required by SEC regulations to furnish MDLY with copies of all Section 16(a) forms they file.

Based solely on MDLY’s review of copies of such reports and written representations from MDLY executive officers and directors, except as set forth below, MDLY believes that its executive officers and directors complied with all other Section 16(a) filing requirements during 2017.

Each of Mr. Leeds and Mr. Rounsaville had Medley LLC Restricted Units vest on September 29, 2017, which triggered a Form 4 filing. Such Form 4 filings were due on October 3, 2017 and were filed with the SEC on October 12, 2017.

Code of Conduct and Ethics

MDLY maintains a Code of Business Conduct and Ethics that is applicable to all of its directors, officers and employees, including its Co-Chairmen and Co-Chief Executive Officers, Chief Financial Officer and other senior financial officers. The Code of Business Conduct and Ethics sets forth its policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of MDLY’s assets and business conduct and fair dealing. This Code of Business Conduct and Ethics also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. MDLY will disclose within four business days any substantive changes in or waivers of the Code of Business Conduct and Ethics granted to MDLY’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on MDLY’s website as set forth above rather than by filing a Form 8-K. In the case of a waiver for an executive officer or a director, the required disclosure also will be made available on MDLY’s website within four business days of the date of such waiver.

The Code of Business Conduct and Ethics may be found on MDLY’s website at www.mdly.com under Investor Relations: Corporate Governance: Governance Documents: Code of Business Conduct and Ethics.

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EXECUTIVE COMPENSATION OF MDLY

Emerging Growth Company Status

MDLY qualifies as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, also known as the JOBS Act. As a result, MDLY is permitted to, and relies on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. Accordingly, MDLY has not included a compensation discussion and analysis of MDLY’s executive compensation programs and has excluded tabular compensation information. However, in the interest of providing more fulsome disclosure, MDLY has included compensation information for MDLY’s Co-Chief Executive Officers, MDLY’s Chief Financial Officer and its two next most highly compensated executive officers serving at the end of the fiscal year (collectively referred to herein as MDLY’s “named executive officers”).

In addition to the foregoing described reduced compensation disclosure, for so long as MDLY is an emerging growth company, MDLY will not be required to submit certain executive compensation matters to MDLY Stockholder advisory votes, such as “say-on-pay,” “say-on-frequency” and “say-on-golden parachute” compensation. MDLY will remain an emerging growth company until the earliest to occur of: (i) December 31, 2019; (ii) the first fiscal year after its annual gross revenues are $1.0 billion or more; (iii) the date on which it has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt securities; or (iv) the end of any fiscal year in which it becomes a “large accelerated filer,” which means that it has been public for at least 12 months, has filed at least one annual report and the market value of its voting and non-voting common equity held by non-affiliates exceeds $700 million as of the last day of its then most recently completed second fiscal quarter.

Summary Compensation Table

MDLY’s named executive officers for 2017 are:

●	Brook Taube, Co-Chief Executive Officer;

●	Seth Taube, Co-Chief Executive Officer;

●	Jeffrey Tonkel, President;

●	Richard T. Allorto, Jr., Chief Financial Officer; and

●	John D. Fredericks, General Counsel and Secretary.

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The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of MDLY’s named executive officers for the fiscal years indicated.

Name	Year	Salary ($)(1)		Bonus ($)	Stock Awards ($)(2)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Brook Taube	2017	—		—	—		—	—	—	$38,686	$38,686
Co-Chief Executive Officer	2016	—		—	—		—	—	—	$43,136	$43,136
Seth Taube	2017	—		—	—		—	—	—	$39,195	$39,195
Co-Chief Executive Officer	2016	—		—	—		—	—	—	$48,625	$48,625
Jeffrey Tonkel	2017		$225,000	—	—		—	—	—	$36,671	$261,671
President	2016		$300,000	—	—		—	—	—	$41,120	$341,120
Richard T. Allorto, Jr.	2017		$300,000	—		$583,500	—	—	—	$38,605	$922,105
Chief Financial Officer	2016		$300,000	—		$293,000	—	—	—	$43,824	$636,824
John D. Fredericks	2017		$300,000	—		$583,500	—	—	—	$39,832	$923,332
General Counsel and Secretary	2016		$300,000	—		$293,000	—	—	—	$44,842	$637,842

(1)	Amounts reported under Salary include guaranteed cash distributions made on membership interests in Medley LLC owned directly or indirectly by MDLY’s named executive officers. During the years ended December 31, 2017 and 2016, neither of Messrs. Brook and Seth Taube received any guaranteed payments. During the three months ended December 31, 2017, Mr. Tonkel did not receive any guaranteed payments.

(2)	Amounts reported under Stock Awards for the year 2017 consist of Restricted LLC Units granted in February 2017 for services rendered in 2016. Amounts reported for the year 2016 consist of RSUs granted in March 2016 for services rendered in 2015. The Restricted LLC Units and RSUs are included at their grant date fair market value which was computed in accordance with FASB ASC Topic 718. Subsequently, in February 2017, the 2016 RSU grants were canceled and in return the holders thereof were granted 50,000 Restricted LLC Units under the MDLY Incentive Plan, which had the equivalent grant date fair market value.

(3)	Amounts reported under All Other Compensation include MDLY-paid executive health insurance, MDLY matching 401(k) contributions, MDLY-paid life insurance premiums, MDLY-reimbursed commuting expenses and MDLY-paid professional dues.

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Outstanding Equity Awards at 2017 Fiscal Year End

The following table includes information concerning stock awards that have not vested for each of MDLY’s named executive officer as of December 31, 2017.

	Option awards					Stock awards (1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option exercise date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market payout value of unearned shares, units or other rights that have not vested ($)
Brook Taube	—	—	—	—	—	—	—		—	—
Seth Taube	—	—	—	—	—	—	—		—	—
Jeffrey Tonkel	—	—	—	—	—	—	—		—	—
Richard T. Allorto, Jr.	—	—	—	—	—	100,000		$650,000	—	—
John D. Fredericks	—	—	—	—	—	100,000		$650,000	—	—

(1)	Stock awards consist of Medley LLC Units granted on February 22, 2017 and March 17, 2016. The Medley LLC Units vest in three equal annual installments on each of the third, fourth and fifth anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date. The market value of the RSUs was computed using MDLY’s closing price of $6.50 per share as of December 29, 2017.

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Narrative Disclosure to Summary Compensation Table

MDLY’s named executive officers are generally compensated through a combination of annual guaranteed distributions on membership interests and annual discretionary bonuses in the form of cash, equity-based awards and/or profit interests in MDLY’s adviser entities.

 Guaranteed Distributions on Membership Interests

Each of MDLY’s named executive officers owns, directly or indirectly, membership interests in Medley LLC. The payments to MDLY’s Co-Chief Executive Officers, Brook and Seth Taube, are performance based periodically set subject to maximums based on MDLY’s total assets under management. During the years ended December 31, 2017 and 2016, neither MDLY’s Co-Chief Executive Officers received any guaranteed payments. This is expected to continue through December 31, 2018. In addition, MDLY pays to each of Messrs. Tonkel, Allorto and Fredericks a $25,000 monthly cash payment, included under Salary in the Summary Compensation Table. During the three months ended December 31, 2017, Mr. Tonkel elected not receive any guaranteed payments.

As a condition to receiving membership interests in Medley LLC, each executive was required to become party to the limited liability company agreement of Medley LLC. The limited liability company agreement of Medley LLC, the unit award agreements evidencing such membership interests and the agreement described above relating to guaranteed payments, generally govern the rights and obligations of the executives.

Annual Discretionary Bonus

In March 2018, each of Messrs. Allorto and Fredericks was awarded an annual discretionary bonus for services rendered in 2017, which consisted of 70,000 Medley LLC Units granted under the MDLY Incentive Plan. The Medley LLC Units vest in three equal annual installments commencing on January 1, 2021, subject to the executive’s continued employment on the applicable vesting date. Each vested Medley LLC Unit may be exchanged for one share of MDLY Class A Common Stock. The grant date fair market value of the Medley LLC Units will be included in the Summary Compensation Table in MDLY’s proxy statement for the 2019 annual meeting of stockholders.

In February 2017, each of Messrs. Allorto and Fredericks was awarded an annual discretionary bonus for services rendered in 2016, which consisted of 50,000 Medley LLC Units granted under the MDLY Incentive Plan. The Medley LLC Units vest in three equal annual installments on each of the third, fourth and fifth anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date. Each vested Medley LLC Unit may be exchanged for one share of MDLY Class A Common Stock. The grant date fair market value of the Medley LLC Units will be included in the Summary Compensation Table above.

In March 2016, each of Messrs. Allorto and Fredericks was awarded an annual discretionary bonus for services rendered in 2015, which consisted of (1) 50,000 RSUs granted under the MDLY Incentive Plan and (2) the right to receive cash-settled carried interest payments in an amount tied to the performance of one of MDLY’s funds. The RSUs vest in three equal annual installments on each of the third, fourth and fifth anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date. The carry interest awards entitle each of Messrs. Allorto and Fredericks to receive a cash distribution equal to 0.258% of the carried interest received by MOF II GP LLC from Medley Opportunity Fund II LP. Eligibility to receive a carry interest payment is based on the executive’s continued employment and ceases automatically upon termination of employment. The grant date fair market value of the RSUs is included in the Summary Compensation Table above. Subsequently, in February 2017, these RSU grants were canceled and in return the holders thereof were granted 50,000 Medley LLC Units under the MDLY Incentive Plan, which had the equivalent grant date fair market value. The Medley LLC Units vest annually in three equal installments commencing March 16, 2019, subject to the executive’s continued employment on the applicable vesting date. Each vested Restricted LLC Unit may be exchanged for one share of MDLY Class A Common Stock. In accordance with SEC rules, the carry interest awards have not been included in the Summary Compensation Table above since the performance criteria has not been met.

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Restrictive Covenants

Under the terms of their respective confidentiality, non-interference and invention assignment agreements, each of the named executive officers is subject to covenants restricting his (i) use and disclosure of confidential information while employed and at all times thereafter, (ii) ability to engage in any business activities that directly or indirectly competes with MDLY while employed and for six months thereafter and (iii) solicitation of MDLY’s employees and consultants while employed and for twelve months thereafter and solicitation of MDLY’s customers and clients while employed and for six months thereafter.

Retirement Plan

MDLY maintains a qualified contributory retirement plan that is intended to qualify as a deferred salary arrangement under Section 401(k) of the Code. The plan covers all employees, including MDLY’s named executive officers, who may contribute up to 96% of their eligible compensation, subject to statutory limits imposed by the Code. MDLY is also permitted to provide for, but MDLY currently does not provide any, matching contributions. In addition, MDLY makes nonelective contributions under the 401(k) plan equal to 3% of each employee’s eligible earnings, subject to statutory limits imposed by the Code.

Compensation of Directors

MDLY’s employees who serve as directors receive no separate compensation for their service on the MDLY Board or on committees thereof.

For 2017, each of MDLY’s non-employee directors was entitled to receive annual compensation consisting of:

●	An annual cash retainer in the amount of $35,000, payable in quarterly installments;

●	restricted stock units (“RSUs”) having a fair market value on the date of grant of $35,000; provided, however, that each non-employee director has the option to elect to receive 100% of his annual compensation in RSUs, having a fair market value on the date of grant of $70,000 and subject to vesting terms as set forth in the applicable award agreement; and

●	as to the chairperson of the Audit Committee, an additional annual RSU award having a fair market value on the date of grant of $15,000.

Each of MDLY’s directors is entitled to be reimbursed for reasonable travel and related expenses associated with attendance at MDLY Board or committee meetings, although they will not be paid additional fees for attending meetings or for serving on MDLY Board committees.

In September 2016, MDLY granted each of MDLY’s non-employee directors RSUs in an amount representing the director’s annual equity award, or total compensation if the director elected to receive the entire compensation in the form of RSUs, for the annual period from September 2016 to September 2017. In March 2017, MDLY revised its non-employee director compensation program such that going forward, RSUs would be granted on the date of the annual meeting each year which aligns the grant with the annual term. In March 2017, the MDLY Board approved an amendment to the RSUs granted in September 2016 to each of Mr. Leeds and Rounsaville, Jr., such that two-thirds of such RSUs vest on May 10, 2017, the date of the 2017 Annual Meeting, and the reminder vest on September 29, 2017. The MDLY Board also approved an amendment to the RSUs granted in September 2016 to Mr. Ryan such that a pro-rated portion of such RSUs will vest on March 17, 2017. At the same meeting, the MDLY Board approved pro-rated annual awards for the continuing non-employee directors for the period from September 30, 2017 until the next annual meeting and a full annual award for the new non-employee director.

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Director Compensation in 2017

The table below sets forth information regarding non-employee director compensation for the fiscal year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)	Total Number of Outstanding Unvested Equity Awards (#)(3)
Jeffrey T. Leeds	$—	$82,000	$—	$82,000	9,788
Guy Rounsaville, Jr.	$35,000	$35,000	$—	$70,000	3,703
James G. Eaton	$—	$56,700	$—	$56,700	11,111

(1)	Represents the annual cash retainer earned for services rendered in 2017.

(2)	Represents the aggregate grant date fair value of the RSU awards computed in accordance with ASC Topic 718.

(3)	Represents the aggregate number of unvested RSUs held by each non-employee director as of the fiscal year end.

Narrative to Director Compensation Table

Eligible non-employee directors are awarded equity under the MDLY Incentive Plan. The directors’ RSUs granted in 2017 vest in full one year from the date of grant, subject to the director’s continued service on the Board on the applicable vesting date. If the director ceases to be a member of the Board for any reason, all of his then unvested RSUs will be forfeited, and upon a change in control (as defined in the MDLY Incentive Plan), all of the director’s unvested RSUs will fully vest.

Compensation Committee Interlocks and Insider Participation

During the 2017 fiscal year, the members of MDLY’s Compensation Committee were Mr. Jeffrey Leeds, Mr. Brook Taube (MDLY’s Co-Chief Executive Officer) and Mr. Seth Taube (MDLY’s Co-Chief Executive Officer). None of MDLY’s executive officers serve as a member of the MDLY Board or MDLY’s Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on the MDLY Board or MDLY’s Compensation Committee.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF MDLY

Transactions with Related Persons

Exchange Agreement

In September 2014, MDLY entered into the Exchange Agreement with the Medley LLC Unitholders pursuant to which each holder of Medley LLC Units (and certain permitted transferees thereof) may, from and after the first anniversary of the date of the IPO (subject to the terms of the Exchange Agreement) exchange their Medley LLC Units for shares of MDLY Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. The Exchange Agreement also provides that a holder of Medley LLC Units will not have the right to exchange Medley LLC Units if MDLY determines that such exchange would be prohibited by law or regulation or would violate other agreements with MDLY or its subsidiaries to which such holder may be subject. MDLY may impose additional restrictions on exchange that it determines to be necessary or advisable so that Medley LLC is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges Medley LLC Units for shares of MDLY Class A Common Stock, the number of Medley LLC Units held by MDLY is correspondingly increased as it acquires the exchanged Medley LLC Units. If the Mergers are successfully consummated, the Exchange Agreement will be void. See “Description of the MDLY Merger Agreement — Other Agreements.”

Registration Rights Agreement

In September 2014, MDLY entered into a registration rights agreement with its pre-IPO owners pursuant to which MDLY will grant them, their affiliates and certain of their transferees the right, under certain circumstances and subject to certain restrictions, to require it to register under the Securities Act shares of MDLY Class A Common Stock delivered in exchange for Medley LLC Units. Under the registration rights agreement, MDLY has agreed to register the exchange of Medley LLC Units for shares of MDLY Class A Common Stock by its pre-IPO owners. In addition, Medley Group LLC, an entity wholly owned by MDLY pre-IPO owners, will have the right to request that MDLY register the sale of shares of MDLY Class A Common Stock held by MDLY’s pre-IPO owners an unlimited number of times and may require it to make available shelf registration statements permitting sales of shares of MDLY Class A Common Stock into the market from time to time over an extended period. Medley Group LLC will also have the ability to exercise certain piggyback registration rights in respect of shares of MDLY Class A Common Stock held by MDLY’s pre-IPO owners in connection with registered offerings requested by other registration rights holders or initiated by MDLY. Under the registration rights agreement, MDLY will be liable for and pay all registration expenses in connection with each of the foregoing registrations.

Tax Receivable Agreement

The Medley LLC Unitholders (other than MDLY) may, subject to certain conditions, from and after the first anniversary of the date of the completion of the IPO (subject to the terms of the Exchange Agreement), exchange their Medley LLC Units for shares of MDLY Class A Common Stock on a one-for-one basis. Medley LLC intends to make an election under Section 754 of the Code effective for each taxable year in which an exchange of Medley LLC Units for shares of MDLY Class A Common Stock occurs, which is expected to result in increases to the tax basis of the assets of Medley LLC at the time of an exchange of Medley LLC Units. The exchanges are expected to result in increases in the tax basis of the tangible and intangible assets of Medley LLC. These increases in tax basis may reduce the amount of tax that MDLY would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. The IRS may challenge all or part of the tax basis increase and increased deductions, and a court could sustain such a challenge.

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In September 2014, MDLY entered into the Tax Receivable Agreement with the Medley LLC Unitholders that provides for the payment by MDLY to exchanging Medley LLC Unitholders of 85% of the benefits, if any, that MDLY is deemed to realize as a result of these increases in tax basis and of certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. This payment obligation is an obligation of MDLY and not of Medley LLC. MDLY expects to benefit from the remaining 15% of cash tax savings, if any, in income tax it realizes. For purposes of the Tax Receivable Agreement, the cash tax savings in income tax will be computed by comparing the actual income tax liability of MDLY (calculated with certain assumptions) to the amount of such taxes that MDLY would have been required to pay had there been no increase to the tax basis of the assets of Medley LLC as a result of the exchanges and had MDLY not entered into the Tax Receivable Agreement. The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired, unless MDLY exercises its right to terminate the Tax Receivable Agreement for an amount based on the agreed payments remaining to be made under the Tax Receivable Agreement (as described in more detail below) or MDLY breaches any of its material obligations under the Tax Receivable Agreement in which case all obligations generally will be accelerated and due as if MDLY had exercised its right to terminate the Tax Receivable Agreement. Estimating the amount of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including:

●	the timing of exchanges — for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Medley LLC at the time of each exchange;

●	the price of shares of MDLY Class A Common Stock at the time of the exchange — the increase in any tax deductions, as well as the tax basis increase in other assets, of Medley LLC, is directly proportional to the price of shares of MDLY Class A Common Stock at the time of the exchange;

●	the extent to which such exchanges are taxable — if an exchange is not taxable for any reason, increased deductions will not be available; and

●	the amount and timing of MDLY’s income — MDLY will be required to pay 85% of the cash tax savings as and when realized, if any. If MDLY does not have taxable income, MDLY is not required (absent circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for that taxable year because no cash tax savings will have been realized. However, any cash tax savings that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in payments under the Tax Receivable Agreement.

MDLY anticipates that it will account for the effects of these increases in tax basis and associated payments under the Tax Receivable Agreement arising from future exchanges as follows:

●	it will record an increase in deferred tax assets for the estimated income tax effects of the increases in tax basis based on enacted federal and state tax rates at the date of the exchange;

●	to the extent it estimates that it will not realize the full benefit represented by the deferred tax asset, based on an analysis that will consider, among other things, its expectation of future earnings, it will reduce the deferred tax asset with a valuation allowance; and

●	it will record 85% of the estimated realizable tax benefit (which is the recorded deferred tax asset less any recorded valuation allowance) as an increase to the liability due under the Tax Receivable Agreement and the remaining 15% of the estimated realizable tax benefit as an increase to additional paid-in capital.

All of the effects of changes in any of MDLY’s estimates after the date of the exchange will be included in net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.

MDLY expects that as a result of the size of the increases in the tax basis of the tangible and intangible assets of Medley LLC, the payments that it makes make under the Tax Receivable Agreement will be substantial. There may be a material negative effect on MDLY’s liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax savings that MDLY realizes in respect of the tax attributes subject to the Tax Receivable Agreement and/or distributions to MDLY by Medley LLC are not sufficient to permit MDLY to make payments under the Tax Receivable Agreement after it has paid taxes. Late payments under the Tax Receivable Agreement generally will accrue interest at an uncapped rate equal to LIBOR plus 500 basis points. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of MDLY by the Medley LLC Unitholders.

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In addition, the Tax Receivable Agreement provides that upon certain changes of control, MDLY’s (or its successor’s) obligations with respect to exchanged or acquired Medley LLC Units (whether exchanged or acquired before or after such transaction) would be based on certain assumptions, including MDLY would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the Tax Receivable Agreement.

Furthermore, MDLY may elect to terminate the Tax Receivable Agreement early by making an immediate payment equal to the present value of the anticipated future cash tax savings. In determining such anticipated future cash tax savings, the Tax Receivable Agreement includes several assumptions, including (i) that any Medley LLC Units that have not been exchanged are deemed exchanged for the market value of the shares of MDLY Class A Common Stock at the time of termination, (ii) MDLY will have sufficient taxable income in each future taxable year to fully realize all potential tax savings, (iii) the tax rates for future years will be those specified in the law as in effect at the time of termination and (iv) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax savings are discounted at a rate equal to LIBOR plus 100 basis points.

As a result of the change in control provisions and the early termination right, MDLY could be required to make payments under the Tax Receivable Agreement that are greater than or less than the specified percentage of the actual cash tax savings that MDLY realizes in respect of the tax attributes subject to the Tax Receivable Agreement. In these situations, MDLY’s obligations under the Tax Receivable Agreement could have a substantial negative impact on its liquidity.

Decisions made by MDLY’s pre-IPO owners in the course of running MDLY’s business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase an existing owner’s tax liability without giving rise to any rights of an existing owner to receive payments under the Tax Receivable Agreement. Payments under the Tax Receivable Agreement are based on the tax reporting positions that MDLY will determine. MDLY will not be reimbursed for any payments previously made under the Tax Receivable Agreement if a tax basis increase is successfully challenged by the IRS. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of MDLY’s cash tax savings.

If the Mergers are successfully consummated, the Tax Receivable Agreement will be terminated. See “Description of the MDLY Merger Agreement — Other Agreements.”

Medley LLC Limited Liability Company Agreement

MDLY holds Medley LLC Units in Medley LLC and is the sole managing member of Medley LLC. Accordingly, MDLY will operate and control all of the business and affairs of Medley LLC and, through Medley LLC and its operating entity subsidiaries, conduct MDLY’s business.

Pursuant to the limited liability company agreement of Medley LLC, MDLY has the right to determine when distributions will be made to the Medley LLC Unitholders and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the Medley LLC Unitholders pro rata in accordance with the percentages of their respective limited liability company interests.

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The Medley LLC Unitholders, including MDLY, will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Medley LLC. Net profits and net losses of Medley LLC will generally be allocated to its holders (including MDLY) pro rata in accordance with the percentages of their respective limited liability company interests, except as otherwise required by law. The limited liability company agreement of Medley LLC will provide for cash distributions, which MDLY refers to as “tax distributions”, to the holders of the Medley LLC Units if MDLY, as the sole managing member of Medley LLC, determines that the taxable income of Medley LLC will give rise to taxable income for the Medley LLC Unitholders to the extent that other distributions made by Medley LLC for such year were otherwise insufficient to cover such tax liabilities. Generally, these tax distributions will be computed based on MDLY’s estimate of the net taxable income of Medley LLC multiplied by an assumed tax rate equal to the highest effective marginal combined United States federal, state and local income tax rate (including the “Medicare” tax imposed under the Code) prescribed for an individual or corporate resident in New York, New York or California (taking into account the non-deductibility of certain expenses and the character of MDLY’s income) and the character of the applicable income, but not taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes and without regard to certain basis adjustments that may have the effect of reducing a particular holders net taxable income.

The limited liability company agreement of Medley LLC also provides that substantially all expenses incurred by or attributable to MDLY in connection with operating MDLY’s business, but not including obligations incurred under the Tax Receivable Agreement by MDLY, income tax expenses of MDLY and payments on indebtedness incurred by MDLY, will be borne by Medley LLC.

Other than MDLY, the Medley LLC Unitholders, including MDLY’s pre-IPO owners, will, subject to limited exceptions, be prohibited from transferring any Medley LLC Units held by them upon consummation of the IPO, or any shares of MDLY Class A Common Stock received upon exchange of such Medley LLC Units, until the third anniversary of the IPO without MDLY’s consent. Thereafter and prior to the fourth and fifth anniversaries of the IPO, such holders may not transfer more than 33 1/3% and 66 2/3%, respectively, of the number of Medley LLC Units held by them upon consummation of the IPO, together with the number of any shares of MDLY Class A Common Stock received by them upon exchange therefor, without MDLY’s consent. While this agreement could be amended or waived by MDLY, its pre-IPO owners have advised MDLY that they do not intend to seek any waivers of these restrictions.

Other Transactions

Christopher Taube, MDLY’s Senior Managing Director, Head of Institutional Fund Raising, is the brother of Messrs. Brook and Seth Taube, MDLY’s Co-Chief Executive Officers and Co-Chairmen of the MDLY Board. In connection with his employment, Mr. Chris Taube is entitled to a guaranteed annual payment related to his ownership interest in Medley LLC, as well as an annual discretionary bonus which may be in the form of cash, equity based awards and/or profits interests in MDLY’s adviser entities. Mr. Chris Taube received total compensation valued at $1.2 million, in respect of his 2017 services, which included the guaranteed annual payments. His compensation is commensurate with that of a similarly situated employee in his position.

Statement of Policy Regarding Transactions with Related Persons

The MDLY Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). The MDLY Board has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly-held common stock that is listed on the NYSE.

This related person policy requires that a “related person” (as defined as in Item 404(a) of Regulation S-K) must promptly disclose to MDLY’s General Counsel any “related person transaction” (defined as any transaction that is anticipated would be reportable by MDLY under Item 404(a) of Regulation S-K in which MDLY was or is to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel will then promptly communicate that information to the MDLY Board. No related person transaction will be executed without the approval or ratification of the MDLY Board or a duly authorized committee of the MDLY Board. It is MDLY’s policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

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Family Relationships of Directors and Executive Officers

Messrs. Brook and Seth Taube, each a Co-Chief Executive Officer and Co-Chairman of the MDLY Board, are brothers. There are no other family relationships among any of the other directors or executive officers.

Director Independence and independence Determinations

Under MDLY’s Corporate Governance Guidelines and NYSE rules, a director is not independent unless the MDLY Board affirmatively determines that he or she does not have a direct or indirect material relationship with MDLY or any of MDLY’s subsidiaries. In addition, the director must meet the bright-line test for independence set forth by the NYSE rules.

MDLY’s Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. MDLY’s Corporate Governance Guidelines require the MDLY Board to review the independence of all directors at least annually.

In the event a director has a relationship with MDLY that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the MDLY Board will determine, considering all relevant facts and circumstances, whether such relationship is material.

The MDLY Board has affirmatively determined that each of Messrs. Eaton, Leeds and Rounsaville, Jr. is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NYSE guidelines, including with respect to committee membership. The MDLY Board also has determined that each of Messrs. Eaton, Leeds and Rounsaville is “independent” for purposes of Section 10A(m)(3) of the Exchange Act.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF MDLY

Ownership of Securities

The following table sets forth information regarding the beneficial ownership of shares of MDLY Class A Common Stock and MDLY Class B Common Stock and of Medley LLC Units as of [ ], 2018 by (1) each person known to MDLY to beneficially own more than 5% of the outstanding voting securities of MDLY, (2) each of MDLY’s directors and named executive officers and (3) all of MDLY directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC.

	MDLY Class A Common Stock Beneficially Owned(1)			Medley LLC Units Beneficially Owned(1)(2)			MDLY Class B Common Stock Beneficially Owned(2)	Combined Voting Power(2)(3)
Name of Beneficial Owner	Number	%		Number	%		Number	%
Medley Group LLC(2) 280 Park Avenue 6 Floor East New York, NY 10152	—	—		—	—		100	[ ]	%
American Financial Group Inc.(4) Great American Insurance Tower 301 East Fourth Street Cincinnati, OH 45202	579,100	[ ]	%	—	—		—	[ ]
Brown Advisory Incorporated(5) 901 South Bond Street Suite 400 Baltimore, MD 21231	545,884	[ ]	%	—	—		—	[ ]
Wells Fargo & Company(6) 420 Montgomery Street San Francisco, CA 94104	316,277	[ ]	%	—	—		—	[ ]
BlackRock, Inc.(7) 55 East 52nd Street New York, NY 10022	294,877	[ ]	%	—	—		—	[ ]
Named Executive Officers and Directors
Brook Taube(2)(8)	—	—		10,000,000	[ ]	%	100	[ ]	%
Seth Taube(2)(9)	264,681	[ ]	%	10,000,000	[ ]	%	100	[ ]	%
Jeffrey Tonkel	—	—		1,818,182	[ ]	%	—	—
Richard T. Allorto, Jr.	—	—		706,061	[ ]	%	—	—
John D. Fredericks	—	—		403,030	[ ]	%	—	—
James G. Eaton(10)	1,437	[ ]		—	—		—	—
Jeffrey T. Leeds(11)	24,335	[ ]		—	—		—	—
Guy Rounsaville, Jr.(12)	12,018	[ ]		—	—		—	—
Directors and executive officers as a group (8 persons)(2)	302,471	[ ]	%	22,927,273	[ ]	%	100	[ ]	%

* Represents less than 1%.

(1)	Subject to the terms of the Exchange Agreement, the Medley LLC Units are exchangeable for shares of MDLY Class A Common Stock on a one-for-one basis. See “Certain Relationships and Related Person Transactions of MDLY— Exchange Agreement.” Beneficial ownership of Medley LLC Units reflected in this table does not include beneficial ownership of shares of MDLY Class A Common Stock for which such Medley LLC Units may be exchanged. Percentage of MDLY Class A Common Stock beneficially owned as reflected in this table is based on [ ] shares of MDLY Class A Common Stock outstanding as of [ ], 2018. Percentage of Medley LLC Units beneficially owned as reflected in this table treats Medley LLC Units held by MDLY as outstanding.

(2)	Holders of MDLY Class B Common Stock are entitled to a number of votes that is equal to 10 times the number of Medley LLC Units held by such holder, regardless of the number of shares of MDLY Class B Common Stock held by such holder. Medley Group LLC, an entity wholly owned by MDLY pre-IPO owners, holds all 100 issued and outstanding shares of MDLY Class B Common Stock, and the MDLY Class B Common Stock provides Medley Group LLC with a number of votes that is equal to 10 times the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC. As of [ ], 2018, the non-managing members of Medley LLC held [ ] Medley LLC Units entitling Medley Group LLC to [ ] votes.

Messrs. Brook and Seth Taube may be deemed to have beneficial ownership of the shares of MDLY Class B Common Stock held by Medley Group LLC.

(3)	Represents percentage of voting power of MDLY Class A Common Stock and MDLY Class B Common Stock voting together as a single class, based upon an aggregate of [ ] shares of MDLY Class A Common Stock outstanding as of [ ], 2018, which carry a total of [ ] votes, and [ ] shares of MDLY Class B Common Stock outstanding as of [ ], 2018, which carry a total of [ ] votes.

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(4)	According to the Schedule 13G filed on January 26, 2018 by American Financial Group, Inc. (“American Financial”), American Financial has sole voting and sole dispositive power over 579,100 shares of MDLY Class A Common Stock.

(5)	According to the Schedule 13G filed on February 9, 2018 by Brown Advisory Incorporated and certain of its affiliates (collectively, “Brown Advisory”), Brown Advisory has sole voting power over 542,950 shares of MDLY Class A Common Stock and shared dispositive power over 545,884 shares of MDLY Class A Common Stock.

(6)	According to the Schedule 13G filed on January 29, 2018 by Wells Fargo & Company and certain of its affiliates (collectively “Wells Fargo”), Wells Fargo has shared voting and shared dispositive voting power over 316,277 shares of MDLY Class A Common Stock.

(7)	According to the Schedule 13G filed on January 23, 2018 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power over 317,605 shares of MDLY Class A Common Stock and sole dispositive power over 294,877 shares of MDLY Class A Common Stock.

(8)	Includes 1,818,182 Medley LLC Units owned by B. Taube 2014 Associates, LLC and 8,181,818 Medley LLC Units owned by the Brook Taube Trust.

(9)	Includes 264,681 shares of MDLY Class A Common Stock held by The Seth and Angie Foundation, 909,091 Medley LLC Units owned by A. Taube 2014 Associates, LLC, 909,091 Medley LLC Units owned by S. Taube 2014 Associates and 8,181,818 Medley LLC Units owned by The Seth and Angie Taube Trust.

(10)	Excludes [ ] shares of MDLY Class A Common Stock underlying restricted stock units that did not vest within sixty days of [ ], 2018.

(11)	Excludes [ ] shares of MDLY Class A Common Stock underlying restricted stock units that did not vest within sixty days of [ ], 2018.

(12)	Excludes [ ] shares of MDLY Class A Common Stock underlying restricted stock units that did not vest within sixty days of [ ], 2018.

Securities Authorized for Issuance under MDLY Equity Compensation Plans

The following table sets forth, as of [ ], 2018, certain information related to MDLY compensation plans under which MDLY Class A Common Stock may be issued.

	Number of securities to be issued upon exercise of outstanding	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance
Equity compensation plans approved by MDLY Stockholders(1)	[ ]	$—	[ ]
Equity compensation plans not approved by MDLY Stockholders	—	—	—

(1)	Relates to the MDLY Incentive Plan.

(2)	The weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

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MDLY CLASS A COMMON STOCK PERFORMANCE GRAPH

The graph below compares the cumulative stockholder return from September 24, 2014, the date the MDLY Class A Common Stock began trading on the NYSE, through June 30, 2018, with that of the Standard & Poor’s 500 Stock Index and the Russell 2000 Financial Services Index. The graph assumes that the value of the investment in the MDLY Class A Common Stock and each index was $100 on September 24, 2014 and that all dividends and other distributions were reinvested.

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QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK OF MDLY

MDLY’s primary exposure to market risk is related to its role as general partner or investment adviser to MDLY’s investment funds and the sensitivity to movements in the fair value of their investments, including the effect on management fees, performance fees and investment income.

The market price of investments may significantly fluctuate during the period of investment. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions which are not specifically related to such investment, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Effect on Management Fees

Management fees are generally based on a defined percentage of gross asset values, total committed capital, net invested capital and NAV of the investment funds managed by MDLY as well as a percentage of net interest income over a performance hurdle. Management fees calculated based on fair value of assets or net investment income are affected by short-term changes in market values.

The overall impact of a short-term change in market value may be mitigated by fee definitions that are not based on market value including invested capital and committed capital, market value definitions that exclude the impact of realized and/or unrealized gains and losses, market value definitions based on beginning of the period values or a form of average market value including daily, monthly or quarterly averages, as well as monthly or quarterly payment terms.

As such, based on an incremental 10% short-term increase in fair value of the investments in MDLY permanent capital vehicles, long-dated private funds and SMAs’ as of June 30, 2018, MDLY calculated approximately a $0.7 million and $1.4 million increase in management fees for the three and six months ended June 30, 2018, respectively. In the case of a 10% short-term decline in fair value of the investments in MDLY permanent capital, long-dated funds and SMAs’ as of June 30, 2018, MDLY calculated approximately a $1.0 million and $1.9 million decrease in management fees for the three and six months ended June 30, 2018, respectively.

Effect on Performance Fees

Performance fees are based on certain specific hurdle rates as defined in the funds’ applicable investment management or partnership agreements. Performance fees for any period are based upon the probability that there will not be a significant future revenue reversal of such fees in the future. MDLY exercises significant judgments when determining if any performance fees should be recognized in a given period including the below.

●	whether the fund is near final liquidation

●	whether the fair value of the remaining assets in the fund is significantly in excess of the threshold at which MDLY would earn an incentive fee

●	the probability of significant fluctuations in the fair value of the remaining assets

●	the SMA’s remaining investments are under contract for sale with contractual purchase prices that would result in no clawback and it is highly likely that the contracts will be consummated

Short-term changes in the fair values of funds’ investments usually do not impact accrued performance fees. The overall impact of a short-term change in market value may be mitigated by a number of factors including, but not limited to, the way in which carried interest performance fees are calculated, which is not ultimately dependent on short-term moves in fair market value, but rather realize cumulative performance of the investments through the end of the long-dated private funds and SMAs’ lives.

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MDLY has not recognized any performance fees through June 30, 2018. As such, MDLY would not be impacted by an incremental 10% short-term increase or decrease in fair value of the investments in its separately managed accounts.

Effect on Part I and Part II Incentive Fees

Incentive fees are based on certain specific hurdle rates as defined in MDLY’s permanent capital vehicles’ applicable investment management agreements. The Part II incentive fees are based upon realized gains netted against cumulative realized and unrealized losses. The Part I incentive fees are not subject to clawbacks as MDLY’s carried interest performance fees are.

Short-term changes in the fair values of the investments of MDLY’s permanent capital vehicles may materially impact Part II incentive fees depending on the respective vehicle’s performance relative to applicable hurdles to the extent there were realized gains that MDLY would otherwise earn Part II incentive fees on.

As such, based on an incremental 10% short-term increase in fair value of the investments in MDLY’s permanent capital vehicles as of June 30, 2018, MDLY calculated no change in Part I and II incentive fees for the three and six months ended June 30, 2018. In the case of a 10% short-term decline in fair value of the investments in MDLY’s permanent capital vehicles as of June 30, 2018, MDLY calculated no change in Part I incentive fees for the three and six months ended June 30, 2018.

Effect on Carried Interest

Carried interest are performance based fees that represent a capital allocation of income to the general partner or investment manager. Carried interest are allocated to MDLY based on cumulative fund performance to date, subject to the achievement of minimum return levels in accordance with the respective terms set out in each fund’s governing documents.

Short-term changes in the fair values of funds’ investments may materially impact accrued carried interest depending on the respective funds’ performance relative to applicable return levels. The overall impact of a short-term change in market value may be mitigated by a number of factors including, but not limited to, the way in which carried interest are calculated, which is not ultimately dependent on short-term moves in fair market value, but rather realized cumulative performance of the investments through the end of the long-dated private funds’ lives. However, short-term moves can meaningfully impact MDLY’s ability to accrue carried interest and receive cash payments in any given period.

As such, based on an incremental 10% short-term increase in fair value of the investments in MDLY’s long-dated private funds as of June 30, 2018, MDLY calculated approximately a $5.5 million increase in carried interest for the three and six months ended June 30, 2018. In the case of a 10% short-term decline in fair value of investments in MDLY’s long-dated private funds as of June 30, 2018, MDLY calculated approximately a $0.8 million decrease in carried interest for the three and six months ended June 30, 2018.

Interest Rate Risk

As of June 30, 2018, MDLY had $126.8 million of debt outstanding, net of unamortized discount, premium, and issuance costs, presented as loans payable and senior unsecured debt in MDLY’s audited financial statements included elsewhere in this Joint Proxy Statement/Prospectus. MDLY’s debt bears interest at fixed rates, and therefore is not subject to interest rate fluctuation risk.

As credit-oriented investors, MDLY is also subject to interest rate risk through the securities it holds in its funds. A 100 basis point increase in interest rates would be expected to negatively affect prices of securities that accrue interest income at fixed rates and therefore negatively impact net change in unrealized appreciation on the funds’ investments. The actual impact is dependent on the average duration of such holdings. Conversely, securities that accrue interest at variable rates would be expected to benefit from a 100 basis points increase in interest rates because these securities would generate higher levels of current income and therefore positively impact interest and dividend income, subject to LIBOR. In the cases where MDLY’s funds pay management fees based on NAV, MDLY would expect management fees to experience a change in direction and magnitude corresponding to that experienced by the underlying portfolios.

Credit Risk

MDLY is a party to agreements providing for various financial services and transactions that contain an element of risk in the event that the counterparties are unable to meet the terms of such agreements. In such agreements, MDLY depends on the respective counterparty to make payment or otherwise perform. MDLY generally endeavors to minimize its risk of exposure by limiting to reputable financial institutions the counterparties with which it enters into financial transactions. In other circumstances, availability of financing from financial institutions may be uncertain due to market events, and MDLY may not be able to access these financing markets.

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CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON MDLY ACCOUNTING AND FINANCIAL DISCLOSURE

None.

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DESCRIPTION OF SIERRA’S CAPITAL STOCK

General

Under the terms of the Sierra Charter, Sierra’s authorized capital stock consists solely of 250,000,000 shares of Sierra Common Stock, par value $0.001 per share, of which [         ] shares were outstanding as of [         ], 2018. Under the terms of the Sierra Charter, the Sierra Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the MGCL, but subject to the Investment Company Act, the Sierra Charter provides that the Sierra Board, without any action by the Sierra Stockholders, may amend the Sierra Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Sierra has authority to issue. Under the MGCL, Sierra Stockholders generally are not personally liable for Sierra’s debts or obligations.

There is currently no market for Sierra Common Stock, and Sierra can offer no assurances that a market for shares of Sierra Common Stock will develop in the future. There are no outstanding options or warrants to purchase Sierra Common Stock. No Sierra Common Stock has been authorized for issuance under any equity compensation plan.

All policies shall be equally applicable and enforceable to each Sierra Stockholder, including but not limited to those pertaining to liquidation, conversion and redemption rights. No shares of Sierra Common Stock are subject to further calls or to assessments, sinking fund provisions, obligations of Sierra or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

Set forth below is a chart describing classes of securities outstanding as of [   ], 2018.

Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
Sierra Common Stock	250,000,000	—	[ ]

Sierra Common Stock

Under the terms of the Sierra Charter, all shares of Sierra Common Stock, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Sierra Common Stock, as and when authorized by the Sierra Board and declared by the Sierra Board out of funds legally available therefor. Except as may be provided by the Sierra Board in setting the terms of classified or reclassified stock, shares of Sierra Common Stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of Sierra’s liquidation, dissolution or winding up, each share of a class of Sierra Common Stock would be entitled to be paid, out of the assets of Sierra that are legally available for distribution to Sierra Stockholders after Sierra pays or makes reasonable provisions for the payment of all claims and obligations and subject to any preferential rights of holders of Sierra preferred stock, if any Sierra preferred stock is outstanding at such time. Each share of Sierra Common Stock is entitled to one vote on all matters submitted to a vote of Sierra Stockholders, including the election of directors, and subject to the express terms of any class or series of preferred stock, holders of Sierra Common Stock shall have the exclusive right to vote on all matters as to which a Sierra Stockholder is entitled to vote pursuant to applicable law at all meetings of Sierra Stockholders provided, however, that the holders of Sierra Common Stock will have exclusive voting rights on an amendment to the Sierra Charter that would alter only the contract rights, as expressly set forth in the Sierra Charter. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of Sierra Common Stock will be able to elect all of Sierra directors, provided that there are no shares of any other class or series of preferred stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

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Preferred Stock

Sierra’s offering, which was terminated effective as of July 31, 2018, did not include an offering of preferred stock. However, under the terms of the Sierra Charter, the Sierra Board is authorized to issue shares of preferred stock in one or more series without Sierra Stockholder approval. A majority of Sierra’s independent directors must approve any issuance of preferred stock and will have access, at Sierra’s expense, to Sierra’s legal counsel or to independent legal counsel. The Sierra Board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. The purpose of authorizing the Sierra Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a Sierra Stockholder vote on specific issuances. In the event Sierra issues preferred stock, Sierra will supplement its prospectus accordingly.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of Sierra Common Stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the applicable requirements of the Investment Company Act. The Investment Company Act requires that: (1) immediately after issuance and before any distribution is made with respect to Sierra Common Stock and before any purchase of Sierra Common Stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of Sierra’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. Sierra believes that the availability for issuance of preferred stock will provide Sierra with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrators Association, the Sierra Charter provides that (i) any present or former director or officer; (ii) any individual who, while a director or officer and at Sierra’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, or partner; or (iii) SIC Advisors or any of its affiliates acting as an agent for Sierra (each such person, an “Indemnitee”) shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Sierra, nor shall an Indemnitee be held harmless for any loss or liability suffered by Sierra, unless each of the following conditions are met: (1) the Indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in Sierra’s best interests, (2) the Indemnitee was acting on behalf of or performing services for Sierra, (3) the liability or loss suffered was not the result of (A) negligence or misconduct, in the case that the Indemnitee is SIC Advisors or an affiliate thereof acting as Sierra’s agent, or an officer of Sierra, or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a director of Sierra (and is not also an officer of Sierra, SIC Advisors or an affiliate thereof) and (4) the indemnification or agreement to hold harmless is only recoverable out of Sierra’s net assets and not from Sierra Stockholders. If Sierra Charter Amendment Proposal A(ix) is approved, the restrictions in the forgoing sentence will be deleted from the Sierra Charter. In accordance with the Investment Company Act, Sierra will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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Maryland law requires a corporation (unless its charter provides otherwise, which the Sierra Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Sierra’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of SIC Advisors have performed for another entity at Sierra’s request. There is no assurance that such entities will in fact carry such insurance. However, Sierra notes that Sierra does not expect to request the present or former directors or officers of SIC Advisors to serve another entity as a director, officer, partner or trustee unless Sierra can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of MGCL and the Sierra Charter and Sierra Bylaws

MGCL, the Sierra Charter and the Sierra Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire Sierra by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Sierra to negotiate first with the Sierra Board. Sierra believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by MGCL, Sierra directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present. Thus, Sierra Stockholders have the sole power to elect directors (except to fill vacancies, as discussed further below).

Classified Board of Directors

The Sierra Board is divided into three classes of directors serving staggered three-year terms. At each annual meeting of Sierra Stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of Sierra Stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Sierra believes that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of Sierra management and policies.

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Number of Directors; Vacancies; Removal

The Sierra Charter provides that the number of directors is five, and will be increased to six in connection with the Mergers, which number may be increased or decreased by the Sierra Board in accordance with the Sierra Bylaws. Sierra Bylaws provide that a majority of the Sierra Board may at any time increase or decrease the number of directors. Sierra Bylaws provide that the number of directors may never be less than three or more than twelve. Except as may be provided by the Sierra Board in setting the terms of any class or series of preferred stock, and pursuant to an election in the Sierra Charter, as permitted by Section 3-804(c) of the MGCL, any and all vacancies on the Sierra Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Under the mandatory provisions of MGCL, Sierra Stockholders may only remove a director with cause by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

Sierra currently has a total of five members on the Sierra Board, three of whom are Sierra Independent Directors. The Sierra Charter provides that a majority of the Sierra Board must be Sierra Independent Directors except for a period of up to 60 days after the death, removal or resignation of a Sierra Independent Director pending the election of his or her successor.

Action by Sierra Stockholders

MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of Sierra Bylaws regarding the calling of a Sierra Stockholder requested special meeting discussed below, may have the effect of delaying consideration of a Sierra Stockholder proposal until the next annual meeting.

Advance Notice Provisions for Sierra Stockholder Nominations and Sierra Stockholder Proposals

The Sierra Bylaws provide that with respect to an annual meeting of Sierra Stockholders, nominations of persons for election to the Sierra Board and the proposal of business to be considered by Sierra Stockholders may be made only (a) pursuant to Sierra’s notice of the meeting, (b) by the Sierra Board or (c) by a Sierra Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Sierra Bylaws. With respect to a special meeting, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Sierra Board at a special meeting may be made only (a) pursuant to the notice of the meeting, (b) by the Sierra Board or (c) provided that the Sierra Board has determined that directors will be elected at the meeting, by a Sierra Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Sierra Bylaws.

The purpose of requiring Sierra Stockholders to give Sierra advance notice of nominations and other business is to afford the Sierra Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Sierra Board, to inform Sierra Stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of Sierra Stockholders. Although the Sierra Bylaws do not give the Sierra Board any power to disapprove Sierra Stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of Sierra Stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Sierra and Sierra Stockholders.

Calling of a Sierra Special Meeting

The Sierra Bylaws provide that a special meeting may be called by the Sierra Board and certain Sierra officers. In addition, the Sierra Charter and the Sierra Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Sierra Stockholders requesting the meeting, a special meeting will be called by the secretary of the corporation upon the written request of Sierra Stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

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Access to Records

Any Sierra Stockholder will be permitted access to all of Sierra’s records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of Sierra records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours.

Under the MGCL, Sierra Stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) the Sierra Charter, (ii) the Sierra Bylaws, (iii) minutes of the proceedings of Sierra Stockholders, (iv) annual statements of affairs, and (v) any voting trust agreements. A Sierra Stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of the Sierra Board.

Additionally, under the Sierra Charter and the Sierra Bylaws, an alphabetical list of the names, addresses and telephone numbers of Sierra Stockholders, along with the number of shares of Sierra Common Stock held by each of them, will be maintained as part of Sierra’s books and records and will be available for inspection by any Sierra Stockholder or by a Sierra Stockholder’s designated agent at the Sierra office. A Sierra Stockholder may request a copy of the Sierra Stockholder list in connection with matters relating to voting rights and the exercise of Sierra Stockholder rights under federal proxy laws. A Sierra Stockholder requesting a list will be required to pay reasonable costs of postage and duplication. If Charter Amendment Proposal A(x) is approved by Sierra Stockholders at the Sierra Special Meeting, these provision affording Sierra Stockholders additional rights will be deleted from the Sierra Charter.

In addition to the foregoing, Sierra Stockholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, Sierra is required to distribute specific materials to Sierra Stockholders in the context of the solicitation of proxies for voting on matters presented to Sierra Stockholders or, at Sierra’s option, provide requesting Sierra Stockholders with a copy of the list of Sierra Stockholders so that the requesting Sierra Stockholders may make the distribution of proxies themselves. A Sierra Stockholder may also request access to any other corporate records. If a proper request for the Sierra Stockholder list or any other corporate records is not honored, then the requesting Sierra Stockholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a Sierra Stockholder will not have the right to, and Sierra may require a requesting Sierra Stockholder to represent that it will not, secure the Sierra Stockholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting Sierra Stockholder’s interest in Sierra affairs. Sierra may also require such Sierra Stockholder sign a confidentiality agreement in connection with the request.

Approval of Extraordinary Corporate Action; Amendment of the Sierra Charter and Sierra Bylaws

Under the mandatory provisions of MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless first declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Thus, under the mandatory provisions of Maryland law, Sierra Stockholders are not permitted to vote on (1) amending the Sierra Charter, (2) causing the dissolution or termination of Sierra, or (3) selling or substantially all of Sierra’s assets other than in the ordinary course business or causing the merger or other reorganization of Sierra, unless the Sierra Board has first declared such matters advisable. However, the Sierra Board is also required to obtain, as a matter of law, the approval of Sierra Stockholders before Sierra may engage in any such transactions.

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Generally, under the Sierra Charter, an action that requires approval of a majority of Sierra Stockholders includes:

●	Amending the Sierra Charter;

●	Amending the Sierra Investment Advisory Agreement;

●	Amending the Sierra Administration Agreement;

●	Approving or disapproving the sale of all or substantially all of Sierra’s assets when such sale is to be made other than in the ordinary course of Sierra’s business;

●	Causing a merger or other reorganization of Sierra;

●	Dissolving Sierra; and

●	Removing SIC Advisors and electing a new investment adviser.

Notwithstanding the foregoing, amendments to the Sierra Charter to make Sierra Common Stock a “redeemable security” or to convert Sierra, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of Sierra Stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

The Sierra Charter also provides that the Sierra Board will have the exclusive power to make, alter, amend or repeal any provision of Sierra Bylaws. If Charter Amendment Proposal D is approved by Sierra Stockholders at the Sierra Special Meeting, the Sierra Stockholders will also be permitted to make, alter, amend or repeal any provision of Sierra Bylaws, subject to certain limitations

Without the approval of a majority of Sierra Stockholders, SIC Advisors may not:

●	Amend the Sierra Investment Advisory Agreement except for amendments that would not adversely affect the interests of Sierra Stockholders;

●	Voluntarily withdraw as SIC Advisors unless such withdrawal would not affect Sierra’s tax status and would not materially adversely affect Sierra Stockholders;

●	Appoint a new investment adviser;

●	Sell all or substantially all of Sierra’s assets other than in the ordinary course of business; and

●	Cause the merger or any other reorganization of Sierra.

If Charter Amendment Proposal A(i) is approved by Sierra Stockholders at the Sierra Special Meeting, these provisions affording Sierra Stockholders additional voting rights will be deleted from the Sierra Charter.

Notwithstanding the foregoing, the Sierra Charter also provides certain additional voting rights for Sierra Stockholders, including the right to direct that the Sierra Board to cause Sierra to (i) amend the Sierra Charter, (ii) dissolve Sierra, (iii) approve the sale of all or substantially all of the assets of Sierra, or (iv) cause the merger or other reorganization of Sierra. If Charter Amendment Proposals B and C are approved by Sierra Stockholders at the Sierra Special Meeting, these provisions affording the Sierra Stockholders additional voting rights will be deleted from the Sierra Charter.

No Appraisal Rights

In certain extraordinary transactions, MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act, defined and discussed below, as permitted by MGCL, and similar rights in connection with a proposed roll-up transaction, the Sierra Charter provides that Sierra Stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions of Sierra — Appraisal and Compensation.” If Charter Amendment Proposal A(viii) is approved by Sierra Stockholders at the Sierra Special Meeting, these rights in connection with a proposed roll-up transaction will be deleted.

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Control Share Acquisitions

MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, referred to as the Control Share Acquisition Act. Shares owned by the acquirer, or by officers or directors who are employees of the corporation, are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement, as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in the Sierra Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of a corporation.

The Sierra Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of Sierra Common Stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, Sierra will amend the Sierra Bylaws to be subject to the Control Share Acquisition Act only if the Sierra Board determines that it would be in Sierra’s best interest and if the SEC staff does not object to Sierra’s determination that being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which is referred to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

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A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

The Sierra Board has adopted a resolution that any business combination between Sierra and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Sierra Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Sierra Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Sierra and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the articles of incorporation or bylaws:

●	reserve for itself the right to fix the number of directors;

●	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

●	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

●	provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

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In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the articles of incorporation or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. Sierra is not prohibited from implementing any or all of the statute.

Pursuant to the Sierra Charter, Sierra has elected to be subject to a specific provision of the statute such that, at all times that Sierra is eligible to make that election, all vacancies on the Sierra Board resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by the Sierra Board is subject to applicable requirements of the Investment Company Act and subject to any provisions of a class or series of preferred stock established by the Sierra Board, and provided that Sierra Independent Directors shall nominate replacements for any vacancies among the Sierra Independent Directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by the Sierra Charter and Sierra Bylaws, the law would permit the Sierra Board to override further changes to the Sierra Charter or Sierra Bylaws.

Limited Repurchase Rights

The Sierra Charter contains provisions governing Sierra’s share repurchase program (the “Sierra Share Repurchase Program”) and Sierra’s repurchase of shares upon the death or disability of a Sierra Stockholder. These repurchase obligations terminate, among other times, on the date that the Sierra Common Stock is listed on a national securities exchange. If Charter Amendment Proposal A(vi) is approved by Sierra Stockholders at the Sierra Special Meeting, these provisions concerning Sierra’s share repurchase program and Sierra’s repurchase of shares upon death or disability of a Sierra Stockholder will be deleted from the Sierra Charter.

Sierra Share Repurchase Program

Beginning in the third quarter of 2013 until the second quarter of 2018, pursuant to the Sierra Share Repurchase Plan, Sierra conducted quarterly share repurchases of up to 2.5% of the weighted average number of outstanding shares of Sierra Common Stock in the prior four calendar quarters or 10% of the weighted average number of Sierra outstanding shares in the prior 12-month periods. The purpose of the Sierra Share Repurchase Program was to allow Sierra Stockholders to sell their shares back to Sierra at a price equal to the most recently disclosed NAV per share of Sierra Common Stock immediately prior to the date of repurchase. Shares were purchased from Sierra Stockholders participating in the program on a pro rata basis. In connection with the Mergers, Sierra suspended the Sierra Share Repurchase Program.

Unless the Sierra Board determines otherwise, Sierra limited the number of shares to be repurchased during any calendar year to the number of shares Sierra can repurchase with the proceeds Sierra receives from the sale of shares of Sierra Common Stock under Sierra’s distribution reinvestment plan. See “Sierra Distribution Reinvestment Plan.” At the sole discretion of the Sierra Board, Sierra may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, Sierra limited repurchases in each quarter to 2.5% of the weighted average number of shares of Sierra Common Stock outstanding in the prior four calendar quarters. Under the Sierra Share Repurchase Program, Sierra Stockholders may request that Sierra repurchase all of the shares of Sierra Common Stock that they own.

The Sierra Board has the right to suspend or terminate the Sierra Share Repurchase Program to the extent that it determines that it is in Sierra’s best interest to do so. Sierra will promptly notify Sierra Stockholders of any changes to the Sierra Share Repurchase Program, including any suspension or termination of it in Sierra’s periodic or current reports or by means of a separate mailing to the Sierra Stockholders. Moreover, the Sierra Share Repurchase Program will terminate on the date that Sierra Common Stock is listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of the Sierra Board, a secondary trading market for the shares otherwise develops. All shares to be repurchased under the Sierra Share Repurchase Program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If Sierra determines that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, Sierra will not repurchase any such shares.

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Repurchase Upon Death or Disability

In the event of the death or disability of a Sierra Stockholder, Sierra will repurchase the shares of Sierra Common Stock held by such Sierra Stockholder, upon such shares being under the Sierra Share Repurchase Program, presented to Sierra for repurchase, at a price equal to the NAV per share of shares of Sierra Common Stock as disclosed in the most recently filed periodic report filed with the SEC immediately following the death or disability of such Sierra Stockholder. However, Sierra will not be obligated to repurchase shares if more than 360 days have elapsed since the date of the death or disability of the Sierra Stockholder and, in the case of disability, if the Sierra Stockholder fails to provide an opinion of a qualified independent physician. For purposes of this repurchase right, a disability will be deemed to have occurred when a Sierra Stockholder suffers a disability for a period of time, as determined by the Sierra Board and confirmed by a qualified independent physician. The Sierra Board will have no obligation to repurchase shares if it would cause Sierra to violate federal law or Maryland law. Moreover, the Sierra Board has the right to suspend or terminate this repurchase right to the extent that it determines that it is in Sierra’s best interest to do so. Finally, this repurchase right will terminate on the date that Sierra Common Stock is listed on a national securities exchange or are included for quotation in a national securities market. All shares to be repurchased under the Sierra Share Repurchase Program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If Sierra determines that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, Sierra will not repurchase any such shares.

Conflict with the Investment Company Act

Sierra Bylaws provide that, if and to the extent that any provision of MGCL, including the Control Share Acquisition Act (if Sierra amends the Sierra Bylaws to be subject to such Act) and the Business Combination Act, or any provision of the Sierra Charter or Sierra Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

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DESCRIPTION OF MCC’S CAPITAL STOCK

General

Under the terms of the MCC Certificate, authorized capital stock will consist solely of 100,000,000 shares of MCC Common Stock, par value $0.001 per share, of which [     ] shares of MCC Common Stock were outstanding as of [     ], 2018, and 100,000,000 shares of MCC’s preferred stock, par value $0.001 per share (the “MCC Preferred Stock”), of which no shares are outstanding as of the date hereof.

Common Stock

Under the terms of the MCC Certificate, holders of MCC Common Stock are entitled to one vote for each share held on all matters submitted to a vote of MCC Stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of MCC Common Stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of MCC Common Stock are entitled to receive proportionately any dividends declared by the MCC Board, subject to any preferential dividend rights of outstanding MCC Preferred Stock. Upon MCC’s liquidation, dissolution or winding up, the holders of MCC Common Stock are entitled to receive ratably MCC’s net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding MCC Preferred Stock. Holders of MCC Common Stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of MCC Common Stock are subject to the rights of the holders of any series of MCC Preferred Stock, which MCC may designate and issue in the future. In addition, holders of MCC Common Stock may participate in the MCC Dividend Reinvestment Plan.

Preferred Stock

Under the terms of the MCC Certificate, the MCC Board is authorized to issue shares of MCC Preferred Stock in one or more series without MCC Stockholder approval. The MCC Board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of MCC Preferred Stock. The Investment Company Act limits MCC’s flexibility as to certain rights and preferences of the MCC Preferred Stock that the MCC Certificate may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to MCC Common Stock, MCC meet a coverage ratio of total assets to total senior securities, which include all of MCC borrowings and MCC Preferred Stock, of at least 200% (or 150% if, pursuant to the Investment Company Act, certain requirements are met), and the holders of shares of MCC Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the MCC Preferred Stock are unpaid in an amount equal to two full years of dividends on the MCC Preferred Stock. The features of MCC Preferred Stock will be further limited by the requirements applicable to RIC under the Code. The purpose of authorizing the MCC Board to issue MCC Preferred Stock and determine its rights and preferences is to eliminate delays associated with a MCC Stockholder vote on specific issuances. The issuance of MCC Preferred Stock, while providing desirable flexibility in connection with providing leverage for MCC’s investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of MCC’s outstanding voting stock.

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Delaware Law and Certain MCC Certificate and MCC Bylaw Provisions; Anti-Takeover Measures

MCC is subject to the provisions of Section 203 of DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for MCC Advisors and certain of its affiliates), an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. The MCC Certificate and the MCC Bylaws provide that:

●	the MCC Board be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

●	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of MCC’s capital stock entitled to vote; and

●	subject to the rights of any holders of MCC Preferred Stock, any vacancy on the MCC Board, however the vacancy occurs, including a vacancy due to an enlargement of the MCC Board, may only be filled by vote a majority of the directors then in office.

The classification of the MCC Board and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire MCC, or of discouraging a third party from acquiring MCC. The MCC Certificate and the MCC Bylaws also provide that special meetings of MCC Stockholders may only be called by the MCC Board, its Chairman or its Chief Executive Officer.

DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. The MCC Certificate permits the MCC Board to amend or repeal the MCC Bylaws. The MCC Bylaws generally can be amended by approval of at least 66 2/3 % of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of the MCC Board, and certain actions requiring MCC Board approval, which provisions will require the vote of 75% of the MCC Board to be amended. The affirmative vote of the holders of at least 66 2/3 % of the shares of MCC’s capital stock entitled to vote is required to amend or repeal any of the provisions of the MCC Bylaws.

Limitations of Liability and Indemnification

Under the MCC Certificate, MCC will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of MCC’s directors or officers. So long as MCC is regulated under the Investment Company Act, the above indemnification and limitation of liability is limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

MCC has obtained liability insurance for its officers and directors.

Anti-Takeover Provisions

The MCC Certificate includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of MCC or to change the composition of the MCC Board. This could have the effect of depriving MCC Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over MCC. Such attempts could have the effect of increasing MCC’s expenses and disrupting MCC’s normal operation. One of these provisions is that the MCC Board will be divided into three classes, with the term of one class expiring at each annual meeting of MCC Stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the MCC Board. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

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DESCRIPTION OF MDLY’S CAPITAL STOCK

The following is a description of the material terms of, and is qualified in its entirety by, the MDLY Certificate and the MDLY Bylaws as currently in effect.

MDLY’s purpose is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL. MDLY’s authorized capital stock will consist of 3,000,000,000 shares of MDLY Class A Common Stock, par value $0.01 per share, 1,000,000 shares of MDLY Class B Common Stock, par value $0.01 per share, and 300,000,000 shares of MDLY’s Preferred Stock, par value $0.01 per share (the “MDLY Preferred Stock”). Unless the MDLY Board determines otherwise, MDLY will issue all shares of its capital stock in uncertificated form.

Common Stock

MDLY Class A Common Stock

Holders of shares of MDLY Class A Common Stock are entitled to one vote for each share held of record on all matters on which MDLY Stockholders are entitled to vote generally, including the election or removal of directors. The holders of MDLY Class A Common Stock do not have cumulative voting rights in the election of directors.

Holders of shares of MDLY Class A Common Stock are entitled to receive dividends when and if declared by the MDLY Board out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any outstanding MDLY Preferred Stock.

Upon MDLY’s liquidation, dissolution or winding up and after payment in full of all amounts required to be paid to creditors and to the holders of MDLY Preferred Stock having liquidation preferences, if any, the holders of shares of MDLY Class A Common Stock will be entitled to receive pro rata its remaining assets available for distribution.

All shares of MDLY Class A Common Stock that are currently outstanding as of the date hereof are fully paid and non-assessable. The MDLY Class A Common Stock will not be subject to further calls or assessments by MDLY. Holders of shares of MDLY Class A Common Stock do not have preemptive, subscription, redemption or conversion rights. There will be no redemption or sinking fund provisions applicable to the MDLY Class A Common Stock. The rights powers and privileges of MDLY Class A Common Stock will be subject to those of the holders of any shares of MDLY Preferred Stock or any other series or class of stock it may authorize and issue in the future.

MDLY Class B Common Stock

For so long as MDLY pre-IPO owners and then-current Medley personnel hold at least 10% of the aggregate number of shares of MDLY Class A Common Stock and Medley LLC Units (excluding those Medley LLC Units held by MDLY) then outstanding, which MDLY refers to as the “Substantial Ownership Requirement,” the MDLY Class B Common Stock will entitle Medley Group LLC, without regard to the number of shares of MDLY Class B Common Stock held by it, to a number of votes that is equal to 10 times the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock times the Exchange Rate (as defined in the Exchange Agreement), which is currently one-for-one, and entitle each other holder of MDLY Class B Common Stock, without regard to the number of shares of MDLY Class B Common Stock held by such other holder, to a number of votes that is equal to 10 times the number of Medley LLC Units held by such holder times the Exchange Rate, in each case, on all matters on which MDLY Stockholders generally are entitled to vote. For purposes of calculating the Substantial Ownership Requirement, (1) shares of MDLY Class A Common Stock deliverable to MDLY’s pre-IPO owners and then-current Medley personnel pursuant to outstanding equity awards will be deemed then outstanding and (2) shares of MDLY Class A Common Stock and Medley LLC Units held by any estate, trust, partnership or limited liability company or other similar entity of which any pre-IPO owner or then-current Medley personnel is a trustee, partner, member or similar party will be considered held by such pre-IPO owner or other then-current Medley personnel. From and after the time that the Substantial Ownership Requirement is no longer satisfied, the MDLY Class B Common Stock will entitle Medley Group LLC, without regard to the number of shares of MDLY Class B Common Stock held by it, to a number of votes that is equal to the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock times the Exchange Rate and entitle each other holder of MDLY Class B Common Stock, without regard to the number of shares of MDLY Class B Common Stock held by such other holder, to a number of votes that is equal to the number of Medley LLC Units held by such holder times the Exchange Rate, in each case, on all matters on which MDLY Stockholders are entitled to vote generally. If at any time the Exchange Rate, which is the ratio at which Medley LLC Units are exchangeable for shares of MDLY Class A Common Stock changes from one-for-one, as described under “Certain Relationships and Related Person Transactions of MDLY — Exchange Agreement,” the number of votes to which MDLY Class B Common Stockholders are entitled will be adjusted accordingly. However, if the Mergers are successfully consummated, the Exchange Agreement will be void. The holders of MDLY Class B Common Stock do not have cumulative voting rights in the election of directors.

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Holders of shares of MDLY Class B Common Stock will vote together with holders of MDLY Class A Common Stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law.

Holders of MDLY Class B Common Stock do not have any right to receive dividends or to receive a distribution upon a liquidation or winding up of MDLY.

The MDLY Certificate does not provide for any restrictions on transfer of shares of MDLY Class B Common Stock.

Preferred Stock

No shares of MDLY Preferred Stock are currently outstanding as of the date hereof. The MDLY Certificate authorizes the MDLY Board to establish one or more series of MDLY Preferred Stock (including convertible MDLY Preferred Stock). Unless required by law or any stock exchange, the authorized shares of MDLY Preferred Stock will be available for issuance without further action by holders of MDLY Class A Common Stock or MDLY Class B Common Stock. The MDLY Board is able to determine, with respect to any series of MDLY Preferred Stock, the powers (including voting powers), preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including, without limitation:

●	the designation of the series;

●	the number of shares of the series, which the MDLY Board may, except where otherwise provided in the preferred stock designation, increase (but not above the total number of authorized share of the class) or decrease (but not below the number of shares then outstanding);

●	whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

●	the dates at which dividends, if any, will be payable;

●	the redemption rights and price or prices, if any, for shares of the series;

●	the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

●	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of MDLY;

●	whether the shares of the series will be convertible into shares of any other class or series, or any other security, of MDLY or any other entity, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

●	restrictions on the issuance of shares of the same series or of any other class or series; and

●	the voting rights, if any, of the holders of the series.

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MDLY could issue a series of MDLY Preferred Stock that could, depending on the terms of the series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of the holders of MDLY Class A Common Stock might believe to be in their best interests or in which the holders of MDLY Class A Common Stock might receive a premium over the market price of the shares of MDLY Class A Common Stock. Additionally, the issuance of MDLY Preferred Stock may adversely affect the holders of MDLY Class A Common Stock by restricting dividends on the MDLY Class A Common Stock, diluting the voting power of the MDLY Class A Common Stock or subordinating the liquidation rights of the MDLY Class A Common Stock. As a result of these or other factors, the issuance of MDLY Preferred Stock could have an adverse impact on the market price of MDLY Class A Common Stock.

Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the NYSE, which would apply so long as the shares of MDLY Class A Common Stock remains listed on the NYSE, require MDLY Stockholder approval of certain issuances equal to or exceeding 20% of the then outstanding voting power or the then outstanding number of shares of MDLY Class A Common Stock (MDLY believes the position of the NYSE is that the calculation in this latter case treats as outstanding shares issuable upon exchange of outstanding Medley LLC Units not held by MDLY). These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

One of the effects of the existence of unissued and unreserved MDLY Class A Common Stock, MDLY Class B Common Stock, and MDLY Preferred Stock may be to enable the MDLY Board to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of MDLY by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of MDLY management and possibly deprive the MDLY Stockholders of opportunities to sell their shares at prices higher than prevailing market prices.

Dividends

The DGCL permits a corporation to declare and pay dividends out of “surplus” or, if there is no “surplus,” out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by its board of directors. The capital of the corporation is typically calculated to be (and cannot be less than) the aggregate par value of all issued shares of capital stock. Net assets equals the fair value of the total assets minus total liabilities. The DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, remaining capital would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Declaration and payment of any dividend will be subject to the discretion of the MDLY Board.

MDLY Stockholder Meetings

The MDLY Certificate and the MDLY Bylaws provide that annual MDLY Stockholder meetings will be held at a date, time and place, if any, as exclusively selected by the MDLY Board. The MDLY Bylaws provide that special meetings of the MDLY Stockholders may be called only by or at the direction of the MDLY Board, the Chairman of the MDLY Board or the MDLY Chief Executive Officer. To the extent permitted under applicable law, MDLY may conduct meetings by remote communications, including by webcast.

Anti-Takeover Effects of the MDLY Certificate and the MDLY Bylaws and Certain Provisions of Delaware Law

Undesignated Preferred Stock

The ability to authorize undesignated MDLY Preferred Stock will make it possible for the MDLY Board to issue MDLY Preferred Stock with super majority voting, special approval, dividend or other rights or preferences on a discriminatory basis that could impede the success of any attempt to acquire MDLY or otherwise effect a change in control of MDLY. These and other provisions may have the effect of deferring, delaying or discouraging hostile takeovers, or changes in control or management of MDLY.

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Requirements for Advance Notification of Stockholder Meetings, Nominations and Proposals

The MDLY Bylaws establish advance notice procedures with respect to MDLY Stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the MDLY Board or a committee of the MDLY Board. For any matter to be “properly brought” before a meeting, an MDLY Stockholder will have to comply with advance notice requirements and provide MDLY with certain information. Additionally, vacancies and newly created directorships may be filled only by a vote of a majority of the directors then in office, even though less than a quorum, and not by the MDLY Stockholders. The MDLY Bylaws allow the presiding officer at a meeting of the MDLY Stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may also defer, delay or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of MDLY.

The MDLY Certificate provides that the MDLY Board is expressly authorized to make, alter, or repeal the MDLY Bylaws and that MDLY Stockholders may only amend the MDLY Bylaws with the approval of 80% or more of all of the outstanding shares of MDLY’s capital stock entitled to vote.

No Cumulative Voting

The DGCL provides that MDLY Stockholders are not entitled to the right to cumulate votes in the election of directors unless the MDLY Certificate provides otherwise. The MDLY Certificate does not provide for cumulative voting.

Stockholder Action by Written Consent

Pursuant to Section 228 of the DGCL, any action required to be taken at any annual or special meeting of the MDLY Stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of MDLY’s stock entitled to vote thereon were present and voted, unless the MDLY Certificate provides otherwise. The MDLY Certificate does not permit MDLY Class A Common stockholders to act by consent in writing unless such action is recommended by all directors then in office, but does permit MDLY Class B Common stockholders to act by consent in writing without requiring any such recommendation by the directors then in office.

Delaware Anti-Takeover Statute

MDLY is subject to Section 203 of the DGCL. Section 203 provides that, subject to certain exceptions specified in the law, a publicly-held Delaware corporation shall not engage in certain “business combinations” with any “interested stockholder” for a three-year period after the date of the transaction in which the person became an interested stockholder. These provisions generally prohibit or delay the accomplishment of mergers, assets or stock sales or other takeover or change-in-control attempts that are not approved by a company’s board of directors.

In general, Section 203 prohibits a publicly-held Delaware corporation from engaging, under certain circumstances, in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

●	prior to the time the person became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

●	upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

●	At or subsequent to the time the person became an interested stockholder, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

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Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder (except proportionally as a stockholder of MDLY). An interested stockholder is generally, and subject to certain exceptions, a person who, together with affiliates and associates, owns (or, under certain circumstances, has owned within the prior years) 15% or more of the corporation’s outstanding voting stock.

Under certain circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period. Accordingly, Section 203 could have an anti-takeover effect with respect to certain transactions the MDLY Board does not approve in advance. The provisions of Section 203 may encourage companies interested in acquiring MDLY to negotiate in advance with the MDLY Board because the MDLY Stockholder approval requirement would be avoided if the MDLY Board approves either the business combination or the transaction that results in the MDLY Stockholder becoming an MDLY interested stockholder. However, Section 203 also could discourage attempts that might result in a premium over the market price for the shares held by MDLY Stockholders. These provisions also may make it more difficult to accomplish transactions that MDLY Stockholders may otherwise deem to be in their best interests.

Dissenters’ Rights of Appraisal and Payment

Under the DGCL, stockholders who properly demand and perfect appraisal rights in connection with a merger or consolidation of MDLY may have the right to receive payment of the fair value of their stock in cash as appraised by the Delaware Court of Chancery. Subject to certain exceptions, the DGCL provides that appraisal rights are not available to any class of stock listed on a national securities exchange or held of record by more than 2,000 stockholders, unless, in either case, such stockholders are required in the merger to accept in exchange for their shares anything other than (a) shares of the surviving corporation, (b) shares of stock of another corporation which is listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares of such corporations, or (d) any combination of the above.

Stockholders’ Derivative Actions

Under the DGCL, any MDLY Stockholder may bring an action in MDLY’s name to procure a judgment in favor of MDLY, also known as a derivative action, provided that the MDLY Stockholder bringing the action is a holder of MDLY’s shares at the time of the transaction to which the action relates or such MDLY Stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Exclusive Forum

The MDLY Certificate provides that unless MDLY consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for any (1) derivative action or proceeding brought on behalf of MDLY, (2) action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of MDLY to MDLY or MDLY Stockholders, (3) action asserting a claim against MDLY or any director or officer of MDLY arising pursuant to any provision of the DGCL or the MDLY Certificate or the MDLY Bylaws, or (4) action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of MDLY shall be deemed to have notice of and consented to the forum provisions in the MDLY Certificate. However, it is possible that a court could find the MDLY forum selection provision to be inapplicable or unenforceable.

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Limitations on Liability and Indemnification of Officers and Directors

The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. The MDLY Certificate includes a provision that eliminates the personal liability of directors for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. The effect of these provisions is to limit the rights of MDLY and MDLY Stockholders, through MDLY Stockholders’ derivative suits on behalf of MDLY, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply to (i) any breach of the director’s duty of loyalty to MDLY or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) in connection with the unlawful payment of dividends or unlawful stock purchase or redemption; or (iv) for any transaction from which the director derived an improper personal benefit.

Subject to certain limitations set forth in the MDLY Bylaws, the MDLY Bylaws provide that MDLY must indemnify and advance expenses to MDLY directors and officers to the fullest extent authorized by the DGCL. MDLY is also expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for MDLY directors, officers and certain employees for some liabilities. MDLY believes that these indemnification and advancement provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability, indemnification and advancement provisions in the MDLY Certificate and the MDLY Bylaws may discourage MDLY Stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit MDLY and MDLY Stockholders. In addition, your investment may be adversely affected to the extent MDLY pays the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of MDLY’s directors, officers or employees for which indemnification is sought.

Transfer Agent and Registrar

The transfer agent and registrar for shares of MDLY Class A Common Stock is American Stock Transfer & Trust Company, LLC.

Listing

MDLY Class A Common Stock is listed on the NYSE under the symbol “MDLY.”

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SIERRA DISTRIBUTION REINVESTMENT PLAN

In connection with the Mergers, the Sierra Board amended the Sierra Distribution Reinvestment Plan (the “Amended Sierra DRIP”) to, among other things, modify the terms pursuant to which shares are issued under the Sierra Distribution Reinvestment Plan. Under the Amended Sierra DRIP, if the Combined Company Common Stock is trading at or above NAV, the number of shares of Combined Company Common Stock to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) NAV per share, and (ii) 95% of the market price per share of Combined Company Common Stock at the close of regular trading on the NYSE on the payment date fixed by the Combined Company Board for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. If, on the other hand, the Combined Company Common Stock is trading below NAV, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (2) the Combined Company advises the plan administrator that since such NAV was last determined, the Combined Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders.

Set forth below is a description of the current Sierra Distribution Reinvestment Plan.

Sierra has adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of Sierra Stockholder’s cash distributions reinvested in additional shares of Sierra Common Stock. There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the Sierra Distribution Reinvestment Plan. Sierra will pay the reinvestment agent’s fees under the Sierra Distribution Reinvestment Plan.

Participation in the Sierra Distribution Reinvestment Plan will commence with the next distribution paid after receipt of an investor’s written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

A Sierra Stockholder may elect to receive an entire distribution in cash by notifying DST Systems, Inc. (“DST Systems”), the reinvestment agent and Sierra’s transfer agent and registrar, in writing so that such notice is received by DST Systems no later than the record date for distributions to Sierra Stockholders.

Any purchases of Sierra Common Stock pursuant to the Sierra Distribution Reinvestment Plan are dependent on the continued registration of Sierra’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Sierra Distribution Reinvestment Plan are free to elect or revoke reinstatement in the Sierra Distribution Reinvestment Plan within a reasonable time as specified in the plan. If you do not elect to participate in the Sierra Distribution Reinvestment Plan you will automatically receive any distributions Sierra declares in cash. For example, if the Sierra Board authorizes, and Sierra declares, a cash distribution, then if you have “opted in” to the Sierra Distribution Reinvestment Plan you will have your cash distributions reinvested in additional shares of Sierra Common Stock, rather than receiving the cash distributions.

Your reinvestment purchase price will be 94.5% of the NAV per share of Sierra Common Stock on the distribution date. Shares issued pursuant to the Sierra Distribution Reinvestment Plan will have the same voting rights as shares of Sierra Common Stock issued pursuant to the offering.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered Sierra Stockholder, you may elect to have your entire distribution reinvested in shares of additional Sierra Common Stock by notifying DST Systems in writing so that such notice is received by DST Systems no later than the record date for distributions to Sierra Stockholders. If you elect to reinvest your distributions in additional shares of Sierra Common Stock, DST Systems will set up an account for shares you acquire through the Sierra Distribution Reinvestment Plan and will hold such shares in non-certificated form. If your shares are held by a broker-dealer or other financial intermediary, you may “opt-in” to the Sierra Distribution Reinvestment Plan by notifying your broker-dealer or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, DST Systems will mail and/or make electronically available to each participant in the Sierra Distribution Reinvestment Plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of Sierra Common Stock purchased during such quarter, and the per share purchase price for such shares. At least annually, Sierra will include tax information for income earned on shares under the Sierra Distribution Reinvestment Plan on a Form 1099-DIV that is mailed to you. Sierra reserves the right to amend, suspend or terminate the Sierra Distribution Reinvestment Plan. Any distributions reinvested through the issuance of shares through the Sierra Distribution Reinvestment Plan will increase Sierra’s gross assets on which the management fee and the incentive fee are determined and paid under the Sierra Investment Advisory Agreement.

Additional information about the Sierra Distribution Reinvestment Plan may be obtained by contacting stockholder services for Sierra at (212) 759-0777.

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MCC DIVIDEND REINVESTMENT PLAN

MCC has adopted an “opt out” MCC Dividend Reinvestment Plan for MCC Common Stockholders. As a result, if MCC declares a cash dividend or other distribution, each MCC Stockholder that has not “opted out” of the MCC Dividend Reinvestment Plan will have their dividends automatically reinvested in additional shares of MCC Common Stock, rather than receiving cash dividends. MCC Stockholders who receive distributions in the form of MCC Common Stock will be subject to the same federal, state, and local tax consequences as if they received cash distributions.

No action is required on the part of a MCC Stockholder to have their cash dividend or other distribution reinvested in shares of MCC Common Stock. A MCC Stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the transfer agent and MCC Dividend Reinvestment Plan Administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to MCC Stockholders. The plan administrator will set up an account for shares acquired through the MCC Dividend Reinvestment Plan for each MCC Stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a MCC Stockholder participating in the MCC Dividend Reinvestment Plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of MCC Common Stock and a check for any fractional share of MCC Common Stock.

Those MCC Stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

MCC intends to use only newly issued shares to implement the MCC Dividend Reinvestment Plan if MCC Common Stock is trading at or above NAV. Under such circumstances, the number of shares of MCC Common Stock to be issued to a MCC Stockholder is determined by dividing the total dollar amount of the distribution payable to such MCC Stockholder by the greater of (i) NAV per share, and (ii) 95% of the market price per share of MCC Common Stock at the close of regular trading on the NYSE on the payment date fixed by the MCC Board for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of MCC Common Stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of MCC Stockholders have been tabulated.

If MCC declares a distribution to MCC Stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to MCC Stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (2) MCC advises the plan administrator that since such NAV was last determined, MCC has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to MCC Stockholders. Shares purchased in open market transactions by the plan administrator shall be allocated to each MCC Stockholder participating based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of MCC Common Stock purchased with respect to the applicable distribution.

The plan administrator’s fees under the MCC Dividend Reinvestment Plan will be paid by MCC. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

MCC Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are MCC Stockholders who elect to receive their dividends in cash. A MCC Stockholder receiving dividends in the form of stock will be treated as receiving a distribution equal to the fair market value of the stock received through the MCC Dividend Reinvestment Plan. A MCC Stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from MCC will be equal the amount treated as a distribution for federal tax purposes. Any MCC Common Stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the MCC Dividend Reinvestment Plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

The MCC Dividend Reinvestment Plan may be terminated by MCC upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by MCC. All correspondence concerning the MCC Dividend Reinvestment Plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the MCC Dividend Reinvestment Plan is terminated, you will receive the number of whole shares in your account under the MCC Dividend Reinvestment Plan and a cash payment for any fraction of a share in your account.

If you hold your MCC Common Stock with a brokerage firm that does not participate in the MCC Dividend Reinvestment Plan, you will not be able to participate in the MCC Dividend Reinvestment Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

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COMPARISON OF STOCKHOLDER RIGHTS

The following is a summary of the material differences between the rights of Sierra Stockholders, MCC Stockholders and MDLY Stockholders, but does not purport to be a complete description of those differences or a complete description of the specific rights of such stockholders. Furthermore, the identification of some of the differences in the rights of MDLY Stockholders, MCC Stockholders and Sierra Stockholders as material is not intended to indicate that other differences that may be equally important do not exist. The following discussion is qualified by reference to the Sierra Charter and the Sierra Bylaws, the MCC Certificate and the MCC Bylaws, the MDLY Certificate and the MDLY Bylaws, the MGCL and the DGCL. These documents are incorporated by reference in this Joint Proxy Statement/Prospectus and will be sent to MCC Stockholders and MDLY Stockholders upon request. See “Where You Can Find More Information.”

As set forth in greater detail above, MCC Stockholders and MDLY Stockholders will receive shares of Sierra Common Stock in the Mergers. See “Description of the MCC Merger Agreement” and “Description of the MDLY Merger Agreement.” As a Maryland corporation, Sierra is subject to the MGCL. As Delaware corporations, MCC and MDLY are subject to the DGCL. Although the MGCL and the DGCL are similar in most respects, there are a number of differences between the two statutes, many (but not all) of which are summarized below. In addition, there is a substantial body of case law in Delaware interpreting the corporation laws of that state. A comparable body of judicial interpretation does not exist in Maryland such that there may be less certainty as to the outcome of matters governed by Maryland corporation law than would be the case under Delaware corporation law. Further, as set forth in greater detail above, Sierra Stockholders are being asked to consider and approve proposals to amend and restate the Sierra Charter to reflect amendments described in this Joint Proxy Statement/Prospectus, which, if approved, will become effective immediately after the Mergers (the “Charter Amendment Proposals”). See “Sierra Proposal #5: Adoption of Sierra Charter Amendments.” The following discussion indicates, as appropriate, which Charter Amendment Proposals, if approved, would alter the rights of Sierra Stockholders following the Mergers and how those rights would be altered.

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders

Authorized Stock

Sierra is authorized to issue 250,000,000 shares of common stock, $0.001 par value per share. Pursuant to the Sierra Charter, a majority of the Sierra Board may amend the Sierra Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series without stockholder approval. The Sierra Charter authorizes the Sierra Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. On October 31, 2018 there were 97,863,165 shares of Sierra Common Stock outstanding.	MCC is authorized to issue 200,000,000 shares of stock, consisting of 100,000,000 shares of voting common stock, $0.001 par value per share, and 100,000,000 shares of preferred stock, $0.001 par value per share. The MCC Certificate permits the MCC Board to authorize the issuance of one or more classes of preferred stock and, with respect to each such class, to fix by resolution or resolutions the voting powers, full or limited, if any, of the shares of such class and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. On October 31, 2018, there were 54,474,211 shares of MCC Common Stock outstanding and no shares of MCC preferred stock issued.	MDLY is authorized to issue 3,301,000,000 shares of stock, consisting of (i) 3,000,000,000 shares of MDLY Class A Common Stock, par value $0.01 per share, (ii) 1,000,000 shares of MDLY Class B Common Stock, $0.01 par value per share, (iii) and 300,000,000 shares of MDLY Preferred Stock, $0.01 par value per share. The MDLY Certificate permits the MDLY Board to authorize the issuance of one or more series of MDLY Preferred Stock out of the unissued shares of MDLY Preferred Stock and, with respect to each such series, to fix by resolution or resolutions the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. On October 31, 2018, there were 5,693,814 shares of MDLY Class A Common Stock outstanding, 100 shares of MDLY Class B Common Stock outstanding, and no shares of MDLY Preferred Stock issued.

682

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Voting Rights

Each holder of Sierra Common Stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

Except as described below with regard to the election of directors, the Sierra Bylaws provide that, unless a greater or lesser vote is required by law (including the Investment Company Act) or by the Sierra Charter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before such meeting.	Each holder of MCC Common Stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

Except as described below with regard to the election of directors, MCC Bylaws provide that, a majority of votes cast at a meeting of stockholders duly called and at which a quorum is present decides all matters except as otherwise required by the DGCL or as provided for in the MCC Certificate.	The MDLY Certificate provides that each holder of MDLY Class A Common Stock shall be entitled to one vote for each share of MDLY Class A Common Stock held of record by such holder, provided, however, that, to the fullest extent permitted by law, each holder of MDLY Class A Common Stock shall have no voting power with respect to any amendment to the MDLY Certificate that relates solely to the terms of the MDLY Preferred Stock.

For so long as MDLY’s pre-IPO owners and then-current MDLY personnel hold at least 10% of the aggregate number of shares of MDLY Class A Common Stock and Medley LLC Units (excluding those Medley LLC Units held by MDLY) then outstanding, which is referred to as the “Substantial Ownership Requirement,” the MDLY Class B Common Stock will entitle Medley Group LLC, without regard to the number of shares of MDLY Class B Common Stock held by it, to a number of votes that is equal to 10 times the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock times the Exchange Rate (as defined in the Exchange Agreement), which is currently one-for-one, and entitle each other holder of MDLY Class B Common Stock, without regard to the number of shares of MDLY Class B Common Stock held by such other holder, to a number of votes that is equal to ten times the number of Medley LLC Units held by such holder times the Exchange Rate, in each case, on all matters on which MDLY Stockholders generally are entitled to vote. For purposes of calculating the Substantial Ownership Requirement, (1) shares of MDLY Class A Common Stock deliverable to MDLY’s pre-IPO owners and then-current MDLY personnel pursuant to outstanding equity awards will be deemed then outstanding and (2) shares of MDLY Class A Common Stock and Medley LLC Units held by any estate, trust, partnership or limited liability company or other similar entity of which any pre-IPO owner or then-current MDLY personnel is a trustee, partner, member or similar party will be considered held by such pre-IPO owner or other then-current MDLY personnel.

683

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
From and after the time that the Substantial Ownership Requirement is no longer satisfied, the MDLY Class B Common Stock will entitle Medley Group LLC, without regard to the number of shares of MDLY Class B Common Stock held by it, to a number of votes that is equal to the aggregate number of Medley LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of MDLY Class B Common Stock times the Exchange Rate and entitle each other holder of MDLY Class B Common Stock, without regard to the number of shares of MDLY Class B Common Stock held by such other holder, to a number of votes that is equal to the number of Medley LLC Units held by such holder times the Exchange Rate, in each case, on all matters on which MDLY Stockholders generally are entitled to vote.

If at any time the Exchange Rate, which is the ratio at which Medley LLC Units are exchangeable for shares of MDLY Class A Common Stock, changes from one-for-one, the number of votes to which holders of MDLY Class B Common Stock are entitled will be adjusted accordingly.

To the fullest extent permitted by law, each holder of MDLY Class B Common Stock shall have no voting power with respect to any amendment to the MDLY Certificate that relates solely to the terms of the MDLY Preferred Stock.

Holders of a series of MDLY Preferred Stock shall only be entitled to voting rights as expressly granted by the MDLY Certificate (including any certificate of designations relating to such series).

Except as provided in the MDLY Certificate or required by applicable law, the holders of MDLY Common Stock vote together as a single class (or if the holders of one or more series of MDLY Preferred Stock are entitled to vote together with the holders of MDLY Common Stock, as a single class with the holders of such other series of MDLY Preferred Stock) on all matters submitted to a vote of the MDLY Stockholders generally.

The MDLY Bylaws provide that the vote of the holders of a majority of votes cast at a meeting of stockholders duly called and at which a quorum is present decides all matters except as otherwise required by the MDLY Certificate, the MDLY Bylaws or the DGCL.

684

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Quorum

The Sierra Bylaws provide that a quorum for a stockholder meeting consists of the presence, in person or by proxy, of the holders of shares entitled to cast a majority of votes entitled to be cast, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence, in person or by proxy, of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.	The MCC Bylaws provide that a quorum consists of the holders of at least a majority of the votes entitled to be cast by the issued MCC stock entitled to vote on the matters at issue, present in person or represented by proxy, except as otherwise required by the DGCL.	The MDLY Bylaws provide that a quorum consists of the holders of a majority in voting power of the capital stock of MDLY issued and outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, except as otherwise provided by the MDLY Bylaws, by the MDLY Certificate or by the DGCL.

Number of Directors

A majority of the entire Sierra Board may establish, increase or decrease the number of directors, provided that the number of directors will never be less than three nor more than twelve.

The Sierra Board is currently comprised of five members. If the Mergers are approved, the Sierra Board will be expanded and then will be comprised of six members.

The number of directors will be as authorized from time to time either by resolution or bylaw adopted by a majority vote of the members of the board of directors then in office.

The MCC Board is currently comprised of seven members.

Subject to the MDLY Certificate, the number of directors will be as fixed from time to time exclusively by resolution adopted by the MDLY Board. A majority of the total number of directors then in office, but not less than 1/3 of the total number of directors constituting the entire MDLY Board, shall constitute a quorum for the transaction of business.

The MDLY Board is currently comprised of six members.

Classification of Directors

The MGCL provides that a Maryland corporation may divide the directors into classes and may provide for a term of office which may not be more than five years, provided that the term of at least one class of directors must expire each year.

Sierra’s directors are classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Sierra Board. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

The DGCL permits a classified board of directors, pursuant to which the directors can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year.

The MCC Bylaws provide for a classified board of directors, with its directors being divided into three classes with staggered terms of office and only one class of directors standing for election each year.

Each class of MCC’s directors are elected by the stockholders at each annual meeting for a three-year term. Each director holds office until such director’s term expires and a successor has been duly elected and qualified.

The DGCL permits a classified board of directors, pursuant to which the directors can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year.

MDLY does not have a classified board of directors. MDLY’s directors are elected by the stockholders at each annual meeting. Each director holds office for a one-year term ending at the next annual meeting of stockholders and until such director’s successor has been duly elected and qualified or until such director’s earlier resignation or removal.

685

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Vote Required for Director Election

The Sierra Bylaws provide that directors are elected by a plurality of all of the votes cast at a meeting of stockholders duly called at which a quorum is present.	The MCC Bylaws provide that each director is elected by a plurality of the votes cast with respect to the director.	The MDLY Bylaws provide that each director is elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Removal of Directors

Pursuant to the MGCL, any director or the entire board of directors of a classified board of directors may be removed from office, but only for cause and by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast generally in the election of directors. If the Sierra Board were not classified, the Sierra Stockholders would be entitled to remove any director with or without cause by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast generally in the election of directors.	The MCC Bylaws provide that, any director or the entire MCC Board may be removed from office at any time with cause by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of MCC then entitled to vote generally in the election of directors, voting together as a single class.

Pursuant to the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that: (1) unless the certificate of incorporation otherwise provides, in the case of a classified board, stockholders may effect such removal only for cause; or (2) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

The MDLY Certificate and the MDLY Bylaws do not provide for a classified board or cumulative voting.

686

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Transactions with Directors

Pursuant to the MGCL, no contract or transaction between a corporation and any of its directors (or any entity in which a director is a director or has a material financial interest) is void or voidable solely because of the common directorship or interest, or because such director is present at the meeting at which the matter is ratified or votes for such matter at said meeting, if: (i) the fact of the common directorship or interest is disclosed or made known to the other directors and the contract or transaction is approved by a majority of disinterested directors although less than a quorum; (ii) the fact of the common directorship or interest is disclosed or made known to stockholders entitled to vote and the contract or transaction is approved by a majority of votes cast by disinterested stockholders, even if less than a quorum; or (iii) the contract or transaction is fair and reasonable to the corporation. The MGCL also provides that directors of “investment companies” (as defined in the Investment Company Act) making any decision or taking any action as directors are deemed independent and disinterested unless they fit the definition of “interested person” under the Investment Company Act. The Investment Company Act specifically provides that a person is not interested solely by reason of being a director, owner of securities or family member of a director or owner of securities.

The Sierra Charter prohibits certain affiliated transactions or conflicts of interest between Sierra and its investment adviser or any affiliate thereof. In general, these provisions require that such transactions be approved either by a majority of Sierra’s directors (including a majority of the Independent Directors) or a majority of votes entitled to be cast by the Sierra Stockholders. These provisions address a number of transactions, including joint ventures, sales and leases to and from Sierra, loans to and from Sierra, as well as general restrictions on affiliated transactions with Sierra’s investment advisers and their respective affiliates.

If Charter Amendment Proposal A(ii) is approved by Sierra Stockholders at the Sierra Special Meeting, this provision concerning conflicts of interest will be deleted from the Sierra Charter.	The DGCL provides that no contract or transaction between a corporation and one or more of its directors or officers (or any entity in which a director or officer is a director or officer or has a financial interest) shall be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s votes are counted for such purpose, if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof, and the board of directors or committee in good faith authorizes the transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors represent less than a quorum; (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair to the corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee of the board of directors, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee of the board of directors which authorizes the corporation’s entrance into any such transaction or contract.	The DGCL provides that no contract or transaction between a corporation and one or more of its directors or officers (or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest) shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or a committee thereof, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders of MDLY; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee of the board of directors, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee of the board of directors which authorizes the corporation’s entrance into any such transaction or contract.

687

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Vacancies on the Board of Directors

Pursuant to Subtitle 8 of Title 3 of the MGCL, Sierra has elected to provide that any vacancy may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.	Any vacancies on the MCC Board for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the board of directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, and any directors so appointed will hold office until their successors are elected and qualified.	Any vacancies on the MDLY Board for any reason and any newly created directorships resulting by reason of any increase in the number of directors shall be filled only by the MDLY Board, acting by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Advance Notice of Director Nominations and New Business

The Sierra Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of Sierra not earlier than the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the date the proxy statement for the previous year’s annual meeting was released to stockholders. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date on which the proxy statement for the previous year’s annual meeting was mailed to stockholders, notice by the stockholder must be given not earlier than the 120th day prior to the date of such meeting and not later than the close of business on the 90th day prior to the date of the mailing of such notice or the tenth day following the day on which public announcement of the date of such meeting is first made. For a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of Sierra not earlier than the 120th day prior to the date of such meeting and not later than the close of business on the 90th day prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting is made.	The MCC Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For a nomination or other business to be brought before an annual meeting, a stockholder must deliver notice to the secretary of MCC not less than 120 nor more than 180 days prior to the first anniversary of the date on which MCC first mailed its proxy materials or notice for the previous year’s meeting. However, if MCC did not hold an annual meeting the previous year, or if the date of the annual meeting is more than 30 days before or after the first anniversary of the preceding year’s annual meeting, notice by the stockholders must be delivered no later than the close of business on the later of the 90th day prior to such annual meeting, or the 15th day following public announcement of the date of such meeting. For a special meeting, a stockholder must deliver notice to the secretary of MCC not less than 10 nor more than 60 days before the date of the meeting.

Director nominations by MCC Stockholders shall be made by written notice, or a “nomination notice,” which shall set forth (i) as to each individual nominated, (A) the name, age, business and residence address of such individual; (B) the principal occupation and/or employment of such person; (C) the class and number of shares of MCC which are beneficially owned by the person; and (D) any other information relating to the person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act; (ii) as to the stockholder submitting the nomination notice, (x) the name and record address of such person; and (y) the class and number of shares of MCC which are beneficially owned by such person. If the presiding officer at any stockholder meeting determines that a nomination was not made in accordance with the procedures prescribed by the MCC Bylaws, such presiding officer shall so declare to the meeting and the defective nomination shall be disregarded.	The MDLY Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of MDLY not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Subject to the rights of the holders of any series of MDLY Preferred Stock, special meetings of the stockholders may only be called by or at the direction of the MDLY Board, the chairman of the MDLY Board, or the chief executive officer of MDLY.

Director nominations by MDLY Stockholders shall be made by written notice, which shall set forth, as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

688

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
In the event that the number of directors on the Sierra Board is increased and there is no public announcement of such action at least 100 days prior to the first anniversary of the date the proxy statement for the preceding year’s annual meeting was released to stockholders, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of Sierra not later than the tenth day following the day on which such public announcement is first made by Sierra.

Director nominations by Sierra Stockholders shall be made by written notice, which shall include, as to each individual being nominated, (A) the name, age, business address and residence address of each proposed nominee, (B) the class, series and number of any shares of Sierra stock that are beneficially owned by such each proposed nominee and the date such shares were acquired and the investment intent of such acquisition, (C) whether such stockholder believes any such proposed nominee is, or is not, an “interested person” of Sierra, as defined in the Investment Company Act and information regarding such proposed nominee that is sufficient, in the discretion of the Sierra Board or any committee thereof or any authorized officer of Sierra, to make such determination, (D) such proposed nominee’s written consent to being named in Sierra’s proxy statement as a nominee and to serve as a director of Sierra if elected, (E) such proposed nominee’s certification that he or she currently intends to serve as a director for the full term for which he or she is standing (if so elected), (F) whether and the extent to which such stockholder, proposed nominee or Stockholder Associated Person (as defined in the Sierra Bylaws) is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit from changes in the price of securities of Sierra for such stockholder, proposed nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the securities of the Corporation and (G) all other information relating to such stockholder and proposed nominee that would be required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder.

Further, the MCC Bylaws provide that no proposal for a stockholder vote shall be submitted by a stockholder unless the stockholder submitting such proposal, or the “proponent,” shall have filed a written notice setting forth with particularity with respect to the stockholder giving notice and any affiliate or person acting in concert with such stockholder, (1) whether and the extent to which any hedging transaction has been entered into with respect to any share of stock of MCC; (2) any rights to dividends on MCC’s shares that are separable from MCC’s underlying shares; (3) any proportionate interest in MCC’s shares held by a partnership in which the stockholder is directly or indirectly a general partner; (4) any performance related fees that such stockholder is entitled to base on any increase or decrease in the value of MCC’s shares; and (5) such other information as the MCC Board reasonably determines is necessary or appropriate to enable the MCC Board and MCC Stockholders to consider the stockholder proposal.

Further, the MDLY Bylaws provide that the notice for stockholders to nominate a director or bring other business before a meeting of stockholders shall set forth, among other requirements, (i) the name and address of such stockholder, as they appear on MDLY’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of MDLY which are owned directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of MDLY at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of MDLY’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of MDLY and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of MDLY and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, as to any other business that the MDLY stockholder proposes to bring before the meeting, such notice must include a brief description of the business desired to be brought before the meeting, the text of the proposal or business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf such proposal is made.

689

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Amendment of Certificate of Incorporation or Charter

Except as set forth in the following sentence, the Sierra Charter may be amended only if the amendment is declared advisable by the Sierra Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Certain amendments relating to (i) making the common stock a “redeemable security” or converting Sierra, whether by merger or otherwise, from a “closed-end company” to an “open-end company,” (ii) extraordinary actions, (iii) determinations by the Sierra Board, (iv) stockholder rights, and (v) charter amendments require the approval of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Additionally, as permitted by the MGCL, the Sierra Charter provides that a majority of the Sierra Board may amend the Sierra Charter from time to time without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series.

The MCC Certificate provides that it may be amended from time to time in accordance with the DGCL. The DGCL requires the board of directors of a corporation seeking to amend its certificate of incorporation to adopt a resolution declaring the proposed amendment advisable, and submit the proposed amendment to the stockholders for approval at a special or annual meeting. The approval of a majority of the combined voting power of all of the shares of all classes of capital stock then entitled to vote is required to amend the MCC Certificate.

The MDLY Certificate does not contain a provision relating to amendments of the certificate of incorporation.

The DGCL requires the board of directors of a corporation seeking to amend its certificate of incorporation to adopt a resolution setting forth the amendment proposed, declaring its advisability and, in certain circumstances requiring a stockholder vote, submitting the proposed amendment to the stockholders for approval at a special or annual meeting. In such circumstances, a majority of the voting power of the outstanding stock entitled to vote thereon and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon as a class is required to amend the MDLY Certificate.

Amendment of Bylaws

As permitted by the MGCL, the Sierra Board has the exclusive power to adopt, alter or repeal any provision of the Sierra Bylaws and to make new bylaws.

If Charter Amendment Proposal D is approved by Sierra Stockholders at the Sierra Special Meeting, in addition to the Sierra Board, the Sierra Stockholders may adopt, amend, alter, change or repeal or make new bylaws by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

	MCC Stockholders have the power to adopt, amend, alter, change or repeal any of the MCC Bylaws by the affirmative vote of 66 2/3% of the capital stock entitled to vote at such meeting. The MCC Bylaws can also be repealed, altered or amended, or new bylaws adopted, by a vote of 66 2/3% of directors. Stockholders and directors may not amend bylaws regarding the indemnification of officers, directors, employees or agents of MCC without the written consent of the affected persons. In addition, the MCC Board may not make or alter any bylaws fixing the qualifications, classifications or terms of office of directors, and any amendment relating to the size of the board requires the affirmative vote of at least 75% of the MCC Board.	As permitted by the DGCL, the MDLY Certificate gives the MDLY Board the power to adopt, amend, alter, change or repeal any of the MDLY Bylaws by a vote of the majority of the MDLY Board then in office. In addition, the stockholders may adopt, amend, alter, change or repeal any of the MDLY Bylaws by the affirmative vote of the holders of at least 80% of the voting power of all the then outstanding shares of capital stock of MDLY entitled to vote generally in the election of directors, voting together as a single class.

690

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Mergers, Consolidations and Sale of Assets

Subject to certain exceptions, Sierra may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the Sierra Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

In addition, the Sierra Charter provides that, subject to and in addition to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, including the MGCL, upon a vote by the holders of a majority of the shares entitled to vote on a matter, stockholders may, without the necessity for concurrence by the investment advisers, direct that the Sierra Board cause Sierra to: approve or disapprove the sale of all or substantially all of the assets of Sierra when such sale is to be made other than in the ordinary course of Sierra’s business; or cause the merger or other reorganization of Sierra.

If Charter Amendment Proposal B is approved by Sierra Stockholders at the Sierra Special Meeting, the provisions purportedly permitting Sierra Stockholders to cause the Sierra Board to sell all or substantially all of its assets or merge or consolidate with another entity will be deleted.	Subject to certain exceptions, MCC may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets or engage in similar transactions outside the ordinary course of business only if such transaction or, in the case of a merger or consolidation, the agreement of merger or consolidation is declared advisable by the MCC Board and approved by the holders of a majority of the outstanding stock entitled to vote thereon or, in the case of a conversion, the holders of all outstanding shares of stock, whether voting or nonvoting.	Subject to certain exceptions, MDLY may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets or engage in similar transactions outside the ordinary course of business.

In the case of a merger or consolidation, the agreement of merger or consolidation must be approved and declared advisable by the MDLY Board and the adoption of the agreement must be approved by the holders of a majority of the voting power of the outstanding capital stock of MDLY entitled to vote thereon, subject to certain exceptions as set forth under the DGCL.

In the case of a conversion, a resolution approving such conversion must be adopted by the MDLY Board and the adoption of the resolution must be approved by the holders of all outstanding shares of stock, whether voting or nonvoting.

In the case of a sale of all or substantially all of its assets, a resolution of the MDLY Board authorizing the sale must be adopted by the holders of a majority of the voting power of the outstanding stock of MDLY entitled to vote thereon.

Dissolution

Sierra may dissolve if the dissolution is declared advisable by a majority of the entire Sierra Board and approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

The Sierra Charter also provides that Sierra may be dissolved without the consent of the Sierra Board by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

If Charter Amendment Proposals B and C are approved by Sierra Stockholders at the Sierra Special Meeting, this provision purportedly permitting Sierra Stockholders to cause the Sierra Board to dissolve Sierra will be deleted.	MCC may dissolve only if the dissolution is declared advisable by a majority of the whole MCC Board and approved by the holders of a majority of the outstanding stock entitled to vote thereon.	MDLY may dissolve only if a majority of the MDLY Board adopts a resolution declaring the dissolution advisable and a majority of the voting power of the outstanding stock of MDLY entitled to vote thereon votes for the proposed dissolution and MDLY otherwise complies with the requirements of the DGCL. Dissolution may also be authorized without action of the MDLY Board if all of the MDLY Stockholders entitled to vote thereon consent in writing and a certificate of dissolution shall be filed with the Delaware Secretary of State in accordance with the DGCL.

691

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Business Combinations with Interested Stockholders

Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange and, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who beneficially owned, directly or indirectly, 10% or more of the voting power of the corporation’s then outstanding stock at any time within the preceding two years, in each case referred to as an “interested stockholder,” or an affiliate thereof, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder or its affiliates or associates. The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder or if the business combination satisfies certain minimum price, form-of-consideration and procedural requirements.

Pursuant to the Business Combination Act, the Sierra Board has adopted a resolution exempting any business combination between Sierra and any other person from the business combination statute described above, provided that the business combination is first approved by the Sierra Board, including a majority of the independent directors.	Section 203 of the DGCL prohibits a public Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the time at which such person became an interested stockholder unless: (i) prior to such time, the board of directors approved either the business combination or transaction in which the stockholder became an interested stockholder; (ii) upon becoming an interested stockholder, the stockholder owned at least 85% of the corporation’s outstanding voting stock other than shares held by directors who are also officers and certain employee benefit plans; or (iii) the business combination is approved by both the board of directors and by holders of at least two-thirds of the corporation’s outstanding voting stock (at a meeting and not by written consent), excluding shares owned by the interested stockholder. For these purposes, a “business combination” includes mergers, asset sales and other similar transactions with an “interested stockholder,” and “interested stockholder” means a stockholder that, together with its affiliates and associates, owns (or, under certain circumstances, has owned within the prior three years) more than 15% of the outstanding voting stock. Although Section 203 of the DGCL permits a corporation to elect not to be governed by its provisions, MCC has not made this election.	Section 203 of the DGCL prohibits a public Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the time at which such person became an interested stockholder unless: (i) prior to the time the person became an interested stockholder, the board of directors approved either the business combination or transaction in which the stockholder became an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the corporation’s outstanding voting stock at the time the transaction commences, excluding for purposes of determining the voting stock outstanding those shares owned (1) by persons who are directors and also officers and (2) certain employee stock plans; or (iii) at or subsequent to the time the person became an interested stockholder, the business combination is approved by both the board of directors and authorized at an annual or special meeting of stockholders by holders of at least 66 2/3% of the corporation’s outstanding voting stock (at a meeting and not by written consent), excluding shares owned by the interested stockholder. Generally, a “business combination” includes mergers, asset sales and other similar transactions together with transactions in which the interested stockholder (except proportionally as a stockholder of MDLY) receives a financial benefit and “interested stockholder” generally, and subject to certain exceptions, means a stockholder that, together with its affiliates and associates, owns (or, under certain circumstances, has owned within the prior three years) more than 15% of the outstanding voting stock. Although Section 203 of the DGCL permits a corporation to elect not to be governed by its provisions, MDLY has not made this election.

692

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Appraisal Rights

The MGCL provides that appraisal rights are available to dissenting stockholders in connection with certain mergers, consolidations, share exchanges, transfers of assets, amendments to the corporation’s articles of incorporation, business combinations and conversions. However, the MGCL does not provide for appraisal rights if the shares of the corporation are listed on a national securities exchange, the stock is that of a successor in a merger (unless the merger alters the contract rights of the stock or converts it into something other than stock, cash or other interests), the stock is not entitled to be voted on the transaction or the stockholder did not hold the stock as of the applicable record date or the articles of incorporation provide that holders of the stock are not entitled to exercise appraisal rights.

The MGCL provides, among other procedural requirements for the exercise of the appraisal rights, that a stockholder who files with the corporation a written objection to the proposed transaction, may not vote in favor of the transaction, and must make a written demand on the successor for payment of the stockholder’s stock.

Because Sierra will be the successor in the Mergers, Sierra Stockholders do not have appraisal rights with respect to the Mergers.	Under the DGCL, stockholders who dissent from a merger or consolidation of the corporation have the right to demand and receive payment of the fair value of their stock, as appraised by the Delaware Chancery Court; provided, however, that dissenters’ rights are inapplicable (i) to stockholders of a surviving corporation whose vote is not required to approve the merger or consolidation and (ii) to any class of stock listed on a national securities exchange or held of record by more than 2,000 stockholders, unless, in either case, such stockholders are required in the merger to accept in exchange for their shares anything other than (A) shares of the surviving corporation or depository receipts in respect thereof, (B) stock of another corporation which is either listed on a national securities exchange or held of record by more than 2,000 holders, depository receipts in respect thereof, (C) cash in lieu of fractional shares or depository receipts of such corporations or (D) or any combination of the above. Neither the MCC Certificate nor the MCC Bylaws contain any additional provisions relating to appraisal rights.	Stockholders of record who do not vote in favor of, or consent to, the adoption of a merger or consolidation agreement, who properly demand appraisal of their shares, who do not fail to perfect, effectively withdraw, or otherwise lose their right to appraisal and who otherwise comply with the requirements for perfecting and preserving their appraisal rights under Section 262 of the DGCL will be entitled to receive, in lieu of the consideration being offered in the merger or consolidation, payment in cash for the fair value of their shares as determined by the Delaware Court of Chancery in an appraisal proceeding, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery; provided, however, that dissenters’ rights are not available in certain mergers or consolidations (i) to stockholders of a surviving corporation whose vote is not required to approve the merger or consolidation and (ii) to any class or series of stock listed on a national securities exchange or held of record by more than 2,000 stockholders, unless, in either case, such stockholders are required in the merger to accept in exchange for their shares anything other than (A) shares stock of the corporation surviving or resulting from such merger or consolidation or depository receipts in respect thereof, (B) shares of stock of another corporation which shares of stock at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders, or depository receipts in respect thereof, (C) cash in lieu of fractional shares or fractional depository receipts described in the foregoing sections (A) and (B), or (D) or any combination of the above. Neither the MDLY Certificate nor the MDLY Bylaws contain any additional provisions relating to appraisal rights.

Call and Notice of Stockholders’ Meetings

Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of Sierra is held on the date and at the time set by the Sierra Board.	Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of MCC is held on the date and at the time set by the board of directors.	Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of such other business as may be properly brought before the meeting is held on the date and at such time and place, if any, as set by the MDLY Board.

693

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders

Special Meetings. Any chairman of the Sierra Board, the chief executive officer, the president or a majority of the directors then in office may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders shall also be called by the secretary of Sierra to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Only the business specified in the notice of the meeting may be brought before such meeting.

Record Date. The Sierra Bylaws provide that the Sierra Board may fix a record date not more than 90 days and not less than ten days before the date of any such meeting.

Notice. Not less than 15 nor more than 60 days before each meeting of stockholders, the secretary of Sierra will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (i) mail, (ii) presenting it to such stockholder personally, (iii) leaving it at the stockholder’s residence or usual place of business or (iv) any other means permitted by Maryland law, including electronic transmission.

Special Meetings. Special meetings of stockholders may be called for any purposes by a resolution of the majority of the MCC Board, the chairman of the board or the chief executive officer, or upon the written request of one or more holders of not less than 25% of all the outstanding shares entitled to vote at such meeting.

Record Date. The MCC Bylaws provide that the MCC Board may fix in advance a future date, not more than 60 days nor less than ten days preceding the date of a stockholder meeting, as the record date for determination of the stockholders entitled to notice of and to vote at any such meeting and any adjournment thereof. Only those stockholders who are stockholders of record on the date so fixed are entitled to notice of and to vote at such meeting.

Notice. Written notice of each meeting of stockholders stating the date, hour, place and the purposes thereof must be given as provided by law not less than ten nor more than 60 days before such meeting (unless a different time is specified by law) to every stockholder entitled to vote at such meeting.

Special Meetings. Subject to the rights of the holders of any class or series of MDLY Preferred Stock, special meetings of the stockholders may only be called by or at the direction of the MDLY Board, the chairman of the MDLY Board, or the chief executive officer of MDLY.

Record Date. The MDLY bylaws provide that, in order to determine the stockholders entitled to notice of any meeting of stockholders or adjournment thereof, the MDLY Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the MDLY Board, and which record date shall, unless otherwise required by law, not be more than sixty 60 nor less than ten 10 days before the date of such meeting. If the MDLY Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the MDLY Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the MDLY Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Only those stockholders who are stockholders of record on the record date are entitled to notice of and to vote at such meeting.

Notice. Written notice of each meeting of stockholders stating the date, time, place, if any, the means of remote communications, if any, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes of the meeting of stockholders, must be given not less than 10 nor more than 60 days before such meeting (unless otherwise provided by law) to every stockholder entitled by law to notice of such meeting.

694

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Consent in Lieu of Meeting

The MGCL provides that, unless the charter authorizes the holders of common stock entitled to vote generally on the election of directors to consent in writing or by electronic transmission by not less than the minimum number of votes that would be necessary to take action at a stockholders meeting, any action required or permitted to be taken at a meeting may be taken without a meeting only if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed in paper or electronic form with the records of stockholders meetings. The Sierra Charter does not address stockholder action without a meeting and, therefore, unanimous consent is required for stockholder action without a meeting.	Pursuant to the MCC Certificate, any action required or permitted to be taken by the stockholders at any annual or special meeting may be taken without a meeting by a unanimous written consent of the stockholders entitled to vote on the matter.	Pursuant to the MDLY Certificate, any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting and may not be effected by any consent in writing by such stockholders unless such action is recommended by all directors of MDLY; provided, however, that any action required or permitted to be taken by the holders of MDLY Class B Common Stock, voting separately as a class, or, to the extent expressly permitted by the certificate of designation relating to one or more series of MDLY Preferred Stock, by the holders of such series of MDLY Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to MDLY.

Stockholder Inspection Rights

As a stockholder of a Maryland corporation, a Sierra Stockholder may make a request during usual business hours to inspect and copy any of the following corporate documents: (i) the Sierra Bylaws; (ii) minutes of the proceedings of the stockholders; (iii) annual statements of affairs; and (iv) voting trust agreements deposited at Sierra’s principal office. Any Sierra Stockholder may also request a statement showing all stock and securities issued during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class may (i) inspect and copy during usual business hours Sierra’s books of account and stock ledger, (ii) present to any officer or resident agent of Sierra a written request for a statement of Sierra’s affairs and (iii) if Sierra does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of Sierra a written request for a list of stockholders, setting forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. Within 20 days after such request is made, Sierra must prepare such information and have it available on file at its principal office.	The DGCL provides that any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during usual business hours to inspect for any purpose reasonably related to such person’s interest as a stockholder, and to copy: (i) the stock ledger, a list of stockholders and MCC’s other books and records; and (ii) a subsidiary’s books and records to the extent that MCC has actual possession and control of such records or could obtain such records through the exercise of control over such subsidiary, provided that as of the making of the demand (A) the stockholder inspection of such books and records of the subsidiary would not constitute a breach of an agreement between MCC or the subsidiary and any person(s) not affiliated with MCC and (B) the subsidiary would not have the right under the law applicable to it to deny MCC access to such books and records upon demand by MCC.	The DGCL provides that any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during usual business hours to inspect for any proper purpose reasonably related to such person’s interest as a stockholder, and to make copies and extracts from: (i) the corporation’s stock ledger, a list of its stockholders, and the corporation’s other books and records; and (ii) a subsidiary’s books and records, to the extent that the corporation has actual possession and control of such records or could obtain such records through the exercise of control over such subsidiary, provided that as of the making of the demand (A) the stockholder inspection of such books and records of the subsidiary would not constitute a breach of an agreement between the corporation or the subsidiary and any person(s) not affiliated with the corporation and (B) the subsidiary would not have the right under the law applicable to it to deny the corporation access to such books and records upon demand by the corporation.

695

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders

In addition to the inspection rights under Maryland law, the Sierra Charter provides that an alphabetical list of the names, addresses and telephone numbers of Sierra Stockholders, along with the number of shares of stock owned by each of them, will be available for inspection by any stockholder or the stockholder’s designated agent upon request. A Sierra Stockholder may request a copy of the stockholder list in connection with matters relating to stockholder voting rights and the exercise of stockholder rights under federal proxy laws. Sierra may require the stockholder requesting the stockholder list to represent that the stockholder list is not requested for a commercial purpose unrelated to the stockholder’s interest in Sierra.

If Charter Amendment Proposal A(x) is approved by Sierra Stockholders at the Sierra Special Meeting, this provision concerning additional stockholder inspection rights beyond those provided by Maryland law will be deleted.	In addition, pursuant to the MCC Bylaws, a complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by a designated officer and be open to the examination of any stockholder, for any purpose germane to such meeting, during ordinary business hours, either on a reasonably accessible and secure electronic network, at MCC’s principal place of business, or at the place where such meeting is to be held, for at least ten days before such meeting and at the place of such meeting during the whole time of such meeting.	In addition, pursuant to the MDLY Bylaws, the officer who has charge of the stock ledger of MDLY shall prepare and make at least 10 days before every meeting of stockholders a complete list of stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to such meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of MDLY.

Dividends and Distributions; Redemptions

The MGCL defines “distribution” to include (i) a direct or indirect transfer of money or other property of the corporation in respect of any of its shares; or (ii) an incurrence or forgiveness of indebtedness by a corporation to or for the benefit of the corporation’s stockholders in respect of any of its shares. A distribution includes a dividend; a purchase, redemption or other acquisitions of its own shares by the corporation; and an issuance of evidence of indebtedness, in each case pertaining to a stockholder of the corporation.	Pursuant to the DGCL, MCC may pay dividends only out of the surplus of MCC or, if there is no surplus, out of net profits for the year in which the dividend is declared and/or the preceding fiscal year. Pursuant to the DGCL, dividends may not be declared out of net profits, however, if MCC’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is eliminated. Furthermore, the DGCL generally provides that a Delaware corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of such corporation.	Pursuant to the DGCL, directors of a corporation may pay dividends only out of the surplus of the corporation or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Pursuant to the DGCL, dividends may not be declared out of net profits, however, if the corporation’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is repaired. Furthermore, the DGCL generally provides that, subject to certain limited exceptions, a Delaware corporation may not redeem or repurchase its shares when the capital of the corporation is impaired or when such redemption or repurchase would cause any impairment of the capital of such corporation.

696

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Pursuant to the MGCL, no distribution may be made by Sierra if, after giving effect to the distribution, (i) Sierra would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business or (ii) Sierra’s total assets would be less than the sum of its total liabilities plus, unless the Sierra Charter permits otherwise, the amount that would be needed, if Sierra were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. For purposes of determining compliance with the insolvency tests in clauses (i) and (ii), the MGCL permits assets to be valued on the basis of a “fair valuation” of the assets or upon any other “reasonable” method rather than limiting application of the tests to the financial statements. Notwithstanding the foregoing, under the MGCL Sierra may make a distribution from (i) its net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for the preceding eight fiscal quarters, in each case even if Sierra’s total assets would be less than the sum of its total liabilities plus, unless the Sierra Charter permits otherwise, the amount that would be needed, if Sierra were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

Pursuant to the Sierra Bylaws, dividends and other distributions to Sierra Stockholders may be authorized by the Sierra Board, subject to the provisions of law and the Sierra Charter.

The Sierra Charter provides that Sierra’s investment adviser must review Sierra’s accounts at least quarterly to determine whether cash distributions are appropriate. The Sierra Board may authorize the declaration and payment of dividends or distributions to the Sierra Stockholders in cash, other assets or securities of Sierra, or from any other source as the Sierra Board may determine in its discretion. The Sierra Board may also authorize the pro rata distribution to the Sierra Stockholders of funds which the Sierra investment adviser deems unnecessary for Sierra to retain.

If Charter Amendment Proposal A(iv) is approved by Sierra Stockholders at the Sierra Special Meeting, this provision concerning the investment adviser and the Sierra Board’s responsibilities relating to distributions will be deleted, and Maryland law would govern Sierra’s ability to pay distributions to the Sierra Stockholders.	The MCC Bylaws provide that holders of MCC Common Stock shall have the right to receive dividends as and when declared by the board of directors in its sole discretion at any regular or special meeting, subject to any limitations on the declaring of dividends imposed by the certificate of incorporation.	The MDLY Certificate provides that, subject to applicable law and the rights, if any, of the holders of any outstanding series of MDLY Preferred Stock or any class or series of stock having a preference over or the right to participate with the MDLY Class A Common Stock with respect to the payment of dividends and other distributions, holders of MDLY Class A Common Stock shall have the right to receive such dividends and distributions as and when declared and paid by the MDLY Board in its discretion (out of the assets of MDLY that are by law available therefor).

Dividends and other distributions shall not be declared or paid on the MDLY Class B Common Stock.

697

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Stockholder Share Repurchase Rights

Subject to the power of the Sierra Board to suspend or terminate any repurchase obligations, the Sierra Charter provides that Sierra will offer to repurchase up to two and a half percent (2.5%) of the weighted average number of shares of Sierra Common Stock outstanding in the prior four calendar quarters from the holders thereof. This repurchase obligation terminates, among other times, on the date that the Sierra Common Stock is listed on a national securities exchange.

Upon an event of death or disability of a holder of Sierra Common Stock, the Sierra Charter obligates Sierra to repurchase from such holder all of the holder’s shares of Sierra Common Stock for an amount equal to the NAV per share of the common stock as disclosed in Sierra’s most recently filed annual report on Form 10-K or quarterly report on Form 10-Q following the date of death or disability of such holder. This repurchase obligation terminates, among other times, on the date that the Sierra Common Stock is listed on a national securities exchange.

If Charter Amendment Proposal A(vi) is approved by Sierra Stockholders at the Sierra Special Meeting, this provision concerning stock repurchase rights will be deleted from the Sierra Charter.	MCC is not obligated to repurchase shares of capital stock from holders thereof under any circumstances.	MDLY is not obligated to repurchase shares of capital stock from holders thereof under any circumstances.

Distributions-in-Kind

Pursuant to the Sierra Charter, distributions in kind are not permitted, except for (a) distributions of readily marketable securities, (b) distributions of beneficial interests in a liquidating trust established for Sierra’s dissolution and the liquidation of its assets in accordance with its charter or (c) distributions in which (1) the Sierra Board advises each stockholder of the risks associated with direct ownership of the property, (2) the Sierra Board offers each stockholder the election of receiving such in-kind distributions and (3) in-kind distributions are made only to those stockholders that accept such offer.

If Charter Amendment Proposal A(iv) is approved by Sierra Stockholders at the Sierra Special Meeting, this provision prohibiting distributions in kind will be deleted from the Sierra Charter and Sierra will not be subject to any restrictions pertaining to distributions-in-kind.

The MCC Certificate contains no restrictions on distributions-in-kind.	The MDLY Certificate provides that, subject to applicable law and the rights, if any, of the holders of any outstanding series of MDLY Preferred Stock or any class or series of stock having a preference over or the right to participate with the MDLY Class A Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of MDLY, such dividends and other distributions may be declared and paid on the MDLY Class A Common Stock out of the assets of MDLY that are by law available therefor at such times and in such amounts as the MDLY Board in its discretion shall determine.

Dividends and other distributions shall not be declared or paid on the MDLY Class B Common Stock.

Deferred Payments

The Sierra Charter limits the ability of Sierra to accept any form of deferred payments for the purchase of shares of Sierra Common Stock.

If Charter Amendment Proposal A(xi) is approved by Sierra Stockholders at the Sierra Special Meeting, this provision restricting deferred payments will be deleted from the Sierra Charter.	The MCC Certificate does not contain any restriction on deferred payments.	The MDLY Certificate does not contain any restriction on deferred payments.

698

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders

Roll-Up Transactions

Under the Sierra Charter, a Roll-up Transaction is a transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of Sierra and the issuance of securities of an entity (Roll-up Entity) that is created or would survive after the successful completion of a Roll-up Transaction. This term does not include (a) a transaction involving securities of a company that have been listed on a national securities exchange for at least 12 months; or (b) a transaction involving Sierra’s conversion to corporate, trust or association form if, as a consequence of the transaction, there will be no significant adverse change in stockholder voting rights, the term of Sierra’s existence, compensation to Sierra’s investment adviser or Sierra’s investment objectives.

In connection with any Roll-up Transaction involving the issuance of securities of a Roll-up Entity, an appraisal of all of Sierra’s assets must be obtained from a competent independent appraiser. The assets must be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-up Transaction. The appraisal must assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of the independent appraiser must clearly state that the engagement is for the benefit of Sierra and Sierra Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, must be included in a report to stockholders in connection with any proposed Roll-up Transaction.

In connection with a proposed Roll-up Transaction, the sponsor of the Roll-up Transaction must offer to common stockholders who vote “no” on the proposal the choice of: (a) accepting the securities of the Roll-up Entity offered in the proposed Roll-up Transaction; or (b) one of the following: (i) remaining as holders of Sierra’s stock and preserving their interests therein on the same terms and conditions as existed previously or (ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of Sierra’s net assets.

	The MCC Certificate does not contain any restriction on roll-up transactions.	The MDLY Certificate does not contain any restriction on roll-up transactions.
Sierra is prohibited from participating in any Roll-up Transaction: (a) that would result in the common stockholders having voting rights in a Roll-up Entity that are less than those provided in the Sierra Charter and the Sierra Bylaws; (b) that includes provisions that would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-up Entity, except to the minimum extent necessary to preserve the tax status of the Roll-up Entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-up Entity on the basis of the number of shares held by that investor; (c) in which investor’s rights to access of records of the Roll-up Entity will be less than those provided in the Sierra Charter; or (d) in which any of the costs of the Roll-up Transaction would be borne by Sierra if the Roll-up Transaction is rejected by the common stockholders.

If Charter Amendment Proposal A(viii) is approved by Sierra Stockholders at the Sierra Special Meeting, the provisions restricting roll-up transactions will be deleted from the Sierra Charter and Sierra will not be subject to any of the restrictions identified above.

699

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
Exculpation

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by NASAA, the Sierra Charter provides that Sierra’s investment adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as Sierra’s agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Sierra’s investment adviser nor shall Sierra’s investment adviser be held harmless for any loss or liability suffered by Sierra, unless (1) Sierra’s investment adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in Sierra’s best interests, (2) Sierra’s investment adviser was acting on behalf of or performing services for Sierra, (3) the liability or loss suffered was not the result of negligence or misconduct by Sierra’s investment adviser or an affiliate thereof acting as Sierra’s agent and (4) the indemnification or agreement to hold Sierra’s investment adviser harmless for any loss or liability suffered by Sierra is only recoverable out of Sierra’s net assets and not from Sierra Stockholders. In accordance with the Investment Company Act, Sierra will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability resulting from (i) breach of the director’s duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful stock purchase or redemption or (iv) any transaction from which the director derived an improper personal benefit.

The MCC Certificate contains a provision which eliminates directors’ liability for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.	The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability resulting from (i) breach of the director’s duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful stock purchase or redemption or (iv) any transaction from which the director derived an improper personal benefit.

The MDLY Certificate contains a provision which eliminates directors’ liability for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.
If Charter Amendment Proposal A(ix) is approved by Sierra Stockholders at the Sierra Special Meeting, Sierra will remove the limitations placed on exculpation, and will instead provide that Sierra shall exculpate its directors and officers to the maximum extent permitted by Maryland law, subject to the limitations of the Investment Company Act.

700

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders

Indemnification of Officers and Directors

Maryland law requires a corporation (unless its articles of incorporation provides otherwise, which the Sierra Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Additionally, Sierra has indemnification agreements in place with its directors and officers

	The DGCL permits a Delaware corporation to indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation) against judgments, fines and amounts paid in settlement actually and reasonably incurred if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The DGCL permits a Delaware corporation to indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any action by or in the right of the corporation against expenses (including attorneys’ fees) actually and reasonably incurred if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation’s best interests, except that no indemnification may be made if the person is adjudged liable to the corporation unless and only to the extent the Delaware Court of Chancery or the court in which the action was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper. To the extent a present or former director or officer has been successful on the merits or otherwise in defense of any proceeding, the DGCL requires such person to be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred.	The DGCL permits a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection therewith if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The DGCL permits a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any action or suit by or in the right of the corporation by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation’s best interests, except that no indemnification shall be made if the person shall have been adjudged to be liable to the corporation unless and only to the extent the Delaware Court of Chancery or the court in which the action was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper. To the extent a present or former director or officer has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, the DGCL requires such person to be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

701

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
If Charter Amendment Proposal A(ix) is approved by Sierra Stockholders at the Sierra Special Meeting, Sierra will remove the limitations placed on indemnification and advancement of expenses, and the Sierra Bylaws will obligate Sierra to indemnify its directors and officers to the maximum extent permitted by Maryland law, subject to the limitations of the Investment Company Act.	The MCC Bylaws provide that each person who was or is made a party or is threatened to be made a party to any action, suit or proceeding whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact: (a) that he or she is or was a director, officer, employee or agent of MCC, or (b) that he or she, being at the time a director, officer or employee of MCC, is or was serving at the request of MCC as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”), whether either in case (a) or in case (b) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a director, officer or employee of MCC, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to MCC or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by MCC to the fullest extent not prohibited by Section 145 of the DGCL (or any successor provision(s)) as the same exists or may hereafter be amended, respectively (but, in the case of any amendment to Section 145 of the DGCL, with respect to actions taken prior to such amendment, only to the extent that such amendment permits any corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, Employee Retirement Income Securities Act excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith if such person satisfied the applicable level of care to permit such indemnification under the DGCL. Such indemnification shall continue even after such person ceases to be a director, officer or employee of MCC, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of such person’s heirs, executors and administrators. The right to indemnification conferred shall be a contract right and shall not be affected adversely as to such person by any amendment of the MCC Bylaws with respect to any action or inaction occurring prior to such amendment, and (iii) shall, subject to any requirements imposed by law, include the right to be paid by MCC the expenses incurred in defending any such proceeding in advance of its final disposition.

The MDLY Bylaws generally provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of MDLY or, while a director or officer of MDLY, is or was serving at the request of MDLY as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, trustee, officer, employee, or agent or in any other capacity while serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by MDLY to the fullest extent permitted by Delaware law, against all expense, liability and loss (including attorneys’ fees, judgments, fines, Employee Retirement Income Securities Act excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that, except as provided in the MDLY Bylaws with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, MDLY shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the MDLY Board.

As permitted by the DGCL, the MDLY Bylaws provide that MDLY shall advance expenses (including attorney’s fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under the MDLY Bylaws, provided that in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer shall be made solely upon delivery to MDLY of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined after final judicial decision from which there is no further right to appeal that he or she is not entitled to be indemnified by MDLY for such expenses.

702

Rights of Sierra Stockholders	Rights of MCC Stockholders	Rights of MDLY Stockholders
As permitted by the DGCL, the MCC Certificate and the MCC Bylaws permit MCC to advance expenses incurred by an officer or director of MCC in defending any civil, criminal, administrative or investigative action, suit, or proceeding, upon delivery to MCC of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by MCC for such expenses.

Additionally, MCC has indemnification agreements in place with its directors and officers.

MDLY shall be fully and primarily responsible for the payment of indemnification or advancement of expenses with any jointly indemnifiable claims, pursuant to and in accordance with the terms of the MDLY Bylaws.

Such indemnification rights shall continue even after such person ceases to be a director or officer of MDLY; and shall inure to the benefit of such person’s heirs, executors and administrators. The right to indemnification conferred shall be a contract right and shall not be affected adversely as to such person by any amendment, alteration or repeal of the MDLY Certificate or MDLY Bylaws with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act occurring prior to such amendment or repeal.

Pursuant to the MDLY Bylaws, MDLY may, to the extent authorized from time to time by the MDLY Board, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of MDLY.

Additionally, MDLY has indemnification agreements in place with its directors and officers.

Exclusive Forum

The Sierra Bylaws provide that, unless Sierra consents in writing to the selection of a different forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of Sierra, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of Sierra to Sierra or to the Sierra Stockholders or asserting a claim of breach of any standard of conduct set forth in the MGCL, (c) any action asserting a claim against Sierra or any director or officer or other employee of Sierra arising pursuant to any provision of the MGCL, the Sierra Charter or the Sierra Bylaws, or (d) any action asserting a claim against Sierra or any director or officer or other employee of Sierra that is governed by the internal affairs doctrine. With respect to any proceeding in the Circuit Court for Baltimore City, Maryland, the Sierra Bylaws further provide that Sierra and the Sierra Stockholders shall consent to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 or any successor thereof.	The MCC Certificate does not have an exclusive forum provision.	The MDLY certificate of incorporation provides that, unless MDLY consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of MDLY, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of MDLY to MDLY or the MDLY Stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the MDLY Certificate or the MDLY Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine.

703

REGULATORY APPROVALS REQUIRED FOR THE MERGERS

Request for SEC Exemptive Relief

The Mergers will be consummated only if they are approved by each of the Sierra Stockholders, the MCC Stockholders, and the MDLY Stockholders, voting separately, as described in this Joint Proxy Statement/Prospectus, as well as certain other closing conditions. In addition, the Mergers are contingent upon the SEC granting certain exemptive relief under the Investment Company Act that has been requested by the Companies and certain related entities in an exemptive application that has been submitted to the SEC (the “Application”). In the Application, the Companies and their relevant subsidiaries request an order from the SEC (the “Requested Order”) permitting these entities to participate in the Mergers, which would otherwise violate the joint transaction prohibitions under the Investment Company, and, in effect, restructure the affiliated Medley Advisors entities. Exemptive relief is also necessary to permit the Combined Company to own Merger Sub, a registered investment adviser, because the Investment Company Act generally limits the ability of a BDC to own securities issued by a registered investment adviser.

The SEC is expected to act on the Application after the solicitation of proxies from each of the Sierra Stockholders, the MCC Stockholders, and the MDLY Stockholders has begun. However, each of the Sierra Board, the MCC Board, and the MDLY Board expects that the Requested Order will be granted. The SEC previously has granted exemptive relief to permit transactions that are similar to the Mergers, but there can be no assurance that such exemptive relief will be granted in this case. If the SEC has not granted the Requested Order by the date of the respective special meetings, then the Companies will adjourn their respective special meetings, regardless of whether a quorum has been achieved.

In addition, Sierra and certain of its affiliates have submitted exemptive applications to the SEC that requests exemptive relief that would permit the Combined Company to engage in certain operations and activities for which similar relief has previously been granted by the SEC under the Investment Company Act. Specifically, following the consummation of the Mergers, exemptive relief would be required for the Combined Company to (i) operate the Sierra Incentive Plan, the operation of which would be a prohibited affiliated arrangement absent receipt of an exemptive order and (ii) exclude the debt of the SBIC Subsidiary guaranteed by the SBA for purposes of the leverage limitations under the Investment Company Act. The SEC previously has granted exemptive relief to permit similar operations and activities, but there can be no assurance that such exemptive relief will be granted in this case.

Request for SBA Approval

The MCC Merger is conditioned on MCC obtaining from the SBA such approvals as may be necessary for the debentures issued by the SBIC Subsidiary to remain outstanding in accordance with their terms following the MCC Merger Effective Time. The SBIC Subsidiary is seeking SBA approval related to the Mergers. The approval requested from the SBA is expected to be granted after the solicitation of proxies from each of the Sierra Stockholders, the MCC Stockholders, and the MDLY Stockholders has begun. Each of the Sierra Board and the MCC Board expect that the approval requested will be granted. However, there can be no assurance that the SBA will allow the debentures issued by the SBIC Subsidiary to remain outstanding in accordance with their terms. If the SBA has not granted such approval by the date of the Special Meetings, then the Companies will adjourn the Special Meetings, regardless of whether a quorum has been achieved.

The HSR Act

The HSR Act provides that parties must not complete certain mergers, acquisitions or transfers of assets until they have made a detailed filing with the FTC and the DOJ and waited for those agencies to determine that the transaction will not adversely affect U.S. commerce under the antitrust laws. Each of Sierra, MCC, and MDLY have agreed to file with the FTC and the DOJ, if and to the extent required, a notification and report form relating to the MCC Merger Agreement and the MDLY Merger Agreement, as applicable, and the transactions contemplated thereby as required by the HSR Act, and to take all other actions reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act applicable to the MCC Merger and the MDLY Merger as soon as practicable. At any time before consummation of the Mergers, the FTC or the DOJ, could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin consummation of the Mergers. Individual states or private parties also may bring actions under the antitrust laws in certain circumstances. There can be no assurance that a challenge to the Mergers on antitrust grounds will not be made or, if a challenge is made, that it will not be successful.

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INFORMATION ABOUT THE COMBINED COMPANY

Upon completion of the Mergers, the investment portfolios of MCC and Sierra would be combined, Merger Sub, as a successor to MDLY, would be a wholly owned subsidiary of the Combined Company, and the Combined Company would be internally managed by its wholly controlled adviser subsidiary. Following the completion of the Mergers, the Combined Company will continue to pursue the same principal investment strategies and investment approach as Sierra.

Operational Plans of the Combined Company

Effective upon the Mergers, the Combined Company expects to effectuate the following actions:

Listing of Sierra Common Stock

Sierra Common Stock is currently not listed on a securities exchange. In connection with the Mergers, Sierra Common Stock will be listed on the NYSE under the symbol “SRA” and is expected to be listed on the TASE, with such listings expected to be effective as of the closing date of the Mergers.

Reverse Stock Split

Immediately following the closing of the Mergers, the Combined Company expects to effectuate a one-for-three reverse split stock split. As a result, the total number of shares of Combined Company Common Stock outstanding will be reduced and the price per share will simultaneously increase. In light of the fact that the reverse stock split will not be effectuated until after the closing of the Mergers, the financial information contained in this Joint Proxy Statement/Prospectus does not reflect the reverse stock split.

Share Repurchase Program

In connection with the Mergers, on November 6, 2018, the Sierra Board approved a share repurchase program pursuant to which the Combined Company could purchase up to an aggregate amount of $100.0 million of the Combined Company Common Stock between the period of the effective date of the Mergers and the one-year anniversary of such date. This share repurchase program may be limited or terminated at any time without prior notice.  Even if the Mergers are consummated, there can be no assurance that the Combined Company will conduct any repurchases of the Combined Company Common Stock.

Co-Investments

Sierra, MCC, and certain of their affiliates previously obtained an exemptive order from the SEC that permitted them to participate in negotiated co-investment transactions with each other and certain other affiliates (the “Current Exemptive Order”). If the Mergers are successfully consummated, the Combined Company and certain of its affiliates will not be able to rely on the Current Exemptive Order. In this regard, on November 6, 2018, Sierra and certain of its affiliates submitted an exemptive application to the SEC that requests an exemptive order that would supersede the Current Exemptive Order (the “Superseding Exemptive Order”) and would permit the Combined Company to participate in negotiated co-investment transactions with certain affiliates that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the Investment Company Act. Based on the application for the Superseding Exemptive Order, the terms of the Superseding Exemptive Order, if received, would be substantially similar to the Current Exemptive Order. There can be no assurance if and when the Combined Company will receive the Superseding Exemptive Order.

Management

The Combined Company’s business and affairs will be managed under the direction of the Combined Company Board. The Combined Company Board will be comprised of six members, five of whom will be considered independent in accordance with the rules of the NYSE and will not be “interested persons” of the Combined Company as defined in Section 2(a)(19) of the Investment Company Act. These individuals are referred to as independent directors. The Sierra Board has elected executive officers, who will serve at the discretion of the Combined Company Board, effective as of the closing of the Mergers. The responsibilities of each director will include, among other things, the oversight of the Combined Company’s investment activity, the quarterly valuation of its assets and oversight of its financing arrangements. The Sierra Board will have an audit committee, a nominating and corporate governance committee and a compensation committee and may establish additional committees in the future.

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Board of Directors

Under the Sierra Charter, the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of the Combined Company’s stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

The Combined Company’s business and affairs will be managed under the direction of the Combined Company Board. Among other things, the Combined Company Board will set broad policies for the Combined Company and approve the appointment of an investment adviser, administrator and officers. The role of the Combined Company Board, and of any individual director, will be one of oversight and not of management of the Combined Company’s day-to-day affairs.

On November 6, 2018, the Sierra Board took the necessary actions to appoint individuals to serve as directors and executive officers of the Combined Company. Effective as of the closing of the Mergers: (1) Seth Taube will resign from his positions as a director and Chief Executive Officer of Sierra, (2) Brook Taube will be appointed as Chief Executive Officer and Chief Investment Officer of the Combined Company and Chairman of the Combined Company Board, and (3) Karin Hirtler-Garvey and John E. Mack, each of whom are currently independent directors of MCC, will become independent directors of the Combined Company. The current independent directors of Sierra, Oliver T. Kane, Valerie Lancaster-Beal, and Stephen R. Byers, will continue as directors of the Combined Company.

Information regarding the Combined Company Board is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Brook Taube	48	Director, Chairman of the Combined Company Board, Chief Executive Officer, and Chief Investment Officer	2012	2021
Independent Directors:
Oliver T. Kane	68	Director	2014	2019
Valerie Lancaster-Beal	64	Director	2012	2021
Stephen R. Byers	65	Director	2012	2020
Karin Hirtler-Garvey	61	Director	Effective Date of the Mergers	2019
John E. Mack	71	Director	Effective Date of the Mergers	2021

The address for each director will be c/o Sierra Income Corporation, 280 Park Ave, 6th Floor East, New York, NY 10017.

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Executive Officers

As discussed above, on November 6, 2018, the Sierra Board took the necessary actions to appoint individuals to serve as directors and executive officers of the Combined Company. Effective as of the closing of the Mergers, the following persons will serve as the Combined Company’s executive officers in the following capacities:

Name	Position(s) Held
Brook Taube	Chief Executive Officer, Chief Investment Officer, and Chairman of the Combined Company Board
Seth Taube	Vice Chairman, Senior Executive Vice President, and Senior Managing Director
Jeff Tonkel	President
Richard T. Allorto, Jr.	Chief Financial Officer, Treasurer, Senior Executive Vice President, and Senior Managing Director
John D. Fredericks	General Counsel, Chief Compliance Officer, Secretary, Senior Executive Vice President, and Senior Managing Director
Samuel Anderson	Head of Capital Markets & Risk Management, Senior Executive Vice President, and Senior Managing Director
Christopher Taube	Head of Institutional Fundraising, Senior Executive Vice President, and Senior Managing Director

The following is information concerning the business experience of the Combined Company Board and executive officers. The directors have been divided into two groups — interested directors and independent directors. Independent directors are independent in accordance with the rules of the NYSE and not “interested persons” as defined in the Investment Company Act.

Interested Director

Brook Taube presently serves on the Sierra Board and has served on the Sierra Board since its inception in April 2012. In addition, Mr. Taube has served as the Chief Executive Officer, Chairman of the MCC Board and Chief Investment Officer of MCC since its inception in January 2011, a Trustee on the Board of Trustees of Sierra Total Return Fund since August 2016 and also presently serves on the investment committee for SIC Advisors. Effective as of the closing of the Mergers, Mr. Taube will serve as Chief Executive Officer and Chief Investment Officer of the Combined Company and Chairman of the Combined Company Board. Prior to forming MDLY in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career in leveraged finance at Bankers Trust in 1992. Mr. Taube received a B.A. from Harvard University.

Sierra believes that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates make him a valuable part of the Combined Company Board.

Independent Directors

Oliver T. Kane presently serves as a director on the Sierra Board and has served since October 2014. Since January 21, 2016, Mr. Kane has served as Sierra’s lead independent director and presently holds that position. Effective as of the closing of the Mergers, Mr. Kane will serve as an independent director on the Combined Company Board. From November 2010 to December 2012, Mr. Kane was Chairman of the Board of Trustees of the Ashmore Funds, a U.S. mutual fund complex registered with the SEC under the Investment Company Act. From 1999 to 2005, he was a founding partner of Ashmore Investment Management, Limited, a specialist emerging markets investment firm based in London, England. Prior to Ashmore, Mr. Kane served as president and chief executive officer of ANZ Securities, Inc. from 1993 to 1998. Earlier in his career with J.P. Morgan and Co. from 1972 until 1987, and then Equitable Capital Management Corp., from 1987 until 1993, Mr. Kane specialized in lending and providing financial advice to corporations in the US, UK/Europe and North and Southeast Asia. Mr. Kane received his P.M.D. from Harvard Business School, and his B.A. from Harvard College.

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Sierra believes that Mr. Kane’s substantial executive experience in the investment management industry, including his work with developed economies and emerging markets in the fields of credit and banking, debt, equity and special situation investments, and corporate finance/private equity will make him a valuable part of the Combined Company Board.

Valerie Lancaster-Beal presently serves as a director of the Sierra Board and has served since February 2012. Effective as of the closing of the Mergers, Ms. Lancaster-Beal will serve as an independent director on the Combined Company Board. Ms. Lancaster-Beal is also the President and Chief Executive Officer of VLB Associates, a management consulting firm she founded in January 2014 that provides financial and operational advisory services to middle-market businesses, investment firms and non-profit organizations. She also serves as the Chief Financial Officer of Odyssey Media since 2014 and previously served as the Chief Administrative and Finance Director of Data Capital Management from 2015 to 2018. Prior to this, she served as Managing Director at M.R. Beal & Company until 2014, which she co-founded in April 1988. Ms. Lancaster-Beal served as a Trustee on the Board of the City University of New York from 2000 to 2014 where she chaired the Faculty, Staff and Administration Committee. Previously, Ms. Lancaster-Beal served on the Board of Regents of Georgetown University from 2006 to 2010. Ms. Lancaster-Beal also served as Senior Vice President of Drexel Burnham Lambert from 1985 to 1988 and as Vice President of Citicorp Investment Bank from 1978 to 1985. Ms. Lancaster-Beal holds a B.A. in Economics from Georgetown University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.

Sierra believes that Ms. Lancaster-Beal’s 30 years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert support her appointment to the Combined Company Board.

Stephen R. Byers presently serves as a director on the Sierra Board and has served since February 2012. Effective as of the closing of the Mergers, Mr. Byers will serve as an independent director on the Combined Company Board. He is also an independent trustee of the Deutsche Bank DBX ETF Trust (the “DBX ETF Trust”), where he presently serves as the independent chairman (since November 2016) and as a member of the Audit and Nominating Committees. Mr. Byers served the DBX ETF Trust as chair of the Audit Committee and Nominating Committee from December 2010 to February 2015, and as lead independent trustee from February 2015 to November 2015 and continues to be designated as audit committee financial expert for DBX ETF Trust (since December 2010). Since June 2016, Mr. Byers has served as a board member of the Mutual Fund Directors Forum (“MFDF”), which is an independent, non-profit organization that serves independent directors of U.S. funds registered with the SEC under the Investment Company Act. The MFDF enhances the governance of registered investment companies by educating independent directors and providing them with a voice in key policy issues affecting these funds and their shareholders. Since 2014, Mr. Byers has been engaged periodically as an independent consultant to provide expert report and opinion in financial and investment related matters. Mr. Byers served as a Trustee for the College of William and Mary Graduate School of Business from 2002 to 2012. In addition, Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as Vice Chairman, Executive Vice President, Chief Investment Officer, member of the Board of Directors and Executive Committee, and fund officer of 90 investment companies, responsible for investment performance of approximately $200 billion in assets under management. Prior to joining Dreyfus, he served as an Executive Vice President, Partner, Chief Financial Officer, Treasurer and member of the Board of Directors of Gruntal & Co., LLC, from 1998 to 1999. Mr. Byers served in executive positions at PaineWebber Group (PWG) from 1986 to 1997, and served in such capacities as chairman of the Investment Policy and Risk-Oversight Committee, Capital Markets Director of Risk and Credit Management, and was NASD registered as General Principal, Financial and Operations Principal and Branch Principal. Prior to PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 to 1986. Mr. Byers received his M.B.A. in Finance from Roth Graduate School of Business, Long Island University and his B.A. in Economics from Long Island University. In December 2014, Mr. Byers was recognized by the National Association of Corporate Directors as a Board Leadership Fellow.

Sierra believes that Mr. Byers’ broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his involvement on DBX ETF Trust’s board and experience in senior management positions make him a valuable part of the Combined Company Board.

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John E. Mack presently serves as an independent director on the MCC Board and has served since 2011. Effective as of the closing of the Mergers, Mr. Mack will serve as an independent director on the Combined Company Board. Mr. John E. Mack has over 40 years of international banking and financial business management experience. From November 2002 through September 2005, Mr. Mack served as Senior Managing Executive Officer and Chief Financial Officer of Shinsei Bank, Limited of Tokyo, Japan. Prior to joining Shinsei Bank and for more than 25 years, Mr. Mack served in senior management positions at Bank of America and its predecessor companies, including 12 years as Corporate Treasurer of NationsBank Corporation and NCNB Corporation. From November 2011 through December 2013, Mr. Mack was a member of the board of directors of Residential Capital LLC, and from January 2010 through March 2015, Mr. Mack was Vice-Chairman and a director of Islandsbanki hf located in Reykjavik, Iceland. Mr. Mack is currently a member of the board of directors of Flowers National Bank, Incapital Holdings LLC, Searchlight Minerals Corp., Tiptree Financial Inc. and GlobalMin Ventures Inc. Mr. Mack holds an M.B.A. from the University of Virginia, Darden School of Business and received his bachelor’s degree in Economics from Davidson College. Mr. Mack has served in senior management positions at large financial institutions and has extensive experience in finance, accounting and regulatory issues.

Sierra believes that Mr. Mack’s tenure in the financial services industry, his service as a director of both public and private companies and his industry-specific knowledge and expertise will make him a valuable addition to the Combined Company Board.

Karin Hirtler-Garvey presently serves as an independent director on the MCC Board and has served since 2011. Effective as of the closing of the Mergers, Ms. Hirtler-Garvey will serve as an independent director on the Combined Company Board. Ms. Hirtler-Garvey also has served as a Director of USAA Federal Savings Bank, a privately held consumer bank, where she has served as the Compensation Committee Chair since June 2018, and also served as the Risk Committee Chair from December 2013 to June 2018. She also has served as a Director of VA Capital Management, a privately held annuities firm, since August 2018, as well as a Director of Victory Capital Holdings, a privately held asset management firm, since October 2014, where she chairs the Audit Committee. Ms. Hirtler-Garvey has served as a Director of Western World Insurance Group since December 2006, and has chaired the Audit Committee since December 2009, and also served as a Member of its Compensation Committee and Pension Committee from April 2011 to September 2014. From August 2017 to August 2018, she served as a Director of Validus Holdings Ltd., the publicly-traded parent company of Western World. Ms. Hirtler-Garvey also served on the board of ARO Liquidation Inc., the successor company to Aeropostale, Inc., where she served as the Chairman of the Board of Directors from February 2012 to May 2016. Prior to being appointed, Ms. Hirtler-Garvey served on the board of Aeropostale since August 2005 where she was the lead independent director and served as a member of the Nominating and Corporate Governance Committee and Chairperson of the Audit Committee. From May 2009 to December 2011, Ms. Hirtler-Garvey was the Chief Risk Executive for Ally Financial Inc. From June 2008 to June 2009, Ms. Hirtler-Garvey also served as a Director for Residential Capital LLC, a subsidiary of GMAC. From March 2005 to December 2008, Ms. Hirtler-Garvey was a principal in a start-up real estate development venture based in New Jersey. From 1995 to 2005, Ms. Hirtler-Garvey held various senior level management positions at Bank of America, including Chief Operating Officer, Global Markets, President of Trust and Credit Banking Products, and Chief Financial Officer/Chief Operating Officer for the Wealth and Investment Management division. Ms. Hirtler-Garvey is a C.P.A.

Sierra believes that Ms. Hirtler-Garvey’s tenure in the financial services industry and extensive experience in senior management positions will make her a valuable addition to the Combined Company Board.

Executive Officers Who are Not Directors

Jeff Tonkel presently serves on the MCC Board and has served since February 2014. Mr. Tonkel joined MDLY in 2011 and has also served as President of Sierra since July 2013 and as President and a member of the MDLY Board since its formation. Effective as of the closing of the Mergers, Mr. Tonkel will serve as President of the Combined Company. Prior to joining MDLY in 2011, Mr. Tonkel was a Managing Director with J.P. Morgan from January 2010 to November 2011, serving as Chief Financial Officer of a global financing and markets business. Prior to J.P. Morgan, Mr. Tonkel was a Managing Director of Principal Investments with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments in the specialty finance, real estate, energy and diversified industrial sectors. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

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Seth Taube presently serves as Chairman of the Sierra Board and Chief Executive Officer of Sierra, and has held those positions since Sierra’s inception in April 2012. He has also served on the MCC Board since its inception in January 2011 and as Trustee on the Board of Trustees of Sierra Total Return Fund since January 2016. Effective as of the closing of the Mergers, Mr. Taube will serve as Vice Chairman, Senior Executive Vice President, and Senior Managing Director of the Combined Company. Mr. Taube co-founded Medley in 2006 and has served as co-Chief Executive Officer since then and as co-Chairman of the MDLY Board since its formation in June 2014. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and held positions with Morgan Stanley & Co. in its Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

Richard T. Allorto, Jr. served as the Chief Financial Officer, Treasurer and Secretary of Sierra from April 2012 until November 2016 and was re-appointed to such presently held positions in July 2018. Mr. Allorto also presently serves as the Chief Financial Officer and Secretary of MCC, and has served since MCC’s inception in 2011. He also presently serves as Chief Financial Officer of Medley and has served since July 2010. Effective as of the closing of the Mergers, Mr. Allorto will serve as Chief Financial Officer, Treasurer, Senior Executive Vice President, and Senior Managing Director of the Combined Company. Prior to joining Medley, Mr. Allorto held various positions at GSC Group, Inc., a registered investment adviser, since April 2001, including most recently as Chief Financial Officer of GSC Investment Corp., a business development company that was externally managed by GSC Group. Mr. Allorto started his career at Arthur Andersen in 1994 in its audit and assurance practice. Mr. Allorto is a licensed C.P.A. and received a B.S. in Accounting from Seton Hall University.

John D. Fredericks presently serves as the Chief Compliance Officer of Sierra and has held this position since February 2014. Mr. Fredericks has also served as the Chief Compliance Officer of MCC since February 2014 and Sierra Total Return Fund since August 2016 and as General Counsel of Medley since June 2013. Effective as of the closing of the Mergers, Mr. Fredericks will serve as General Counsel, Chief Compliance Officer, Secretary, Senior Executive Vice President, and Senior Managing Director of the Combined Company. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP from February 2003 to May 2013, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers from 2000 to 2003 and an associate at Murphy, Weir & Butler from 1993 to 2000. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a B.A. from the University of California Santa Cruz and a J.D. from University of San Francisco.

Samuel Anderson presently serves as Senior Managing Director of Medley and Head of Capital Markets & Risk Management. Effective as of the closing of the Mergers, Mr. Anderson will serve as Head of Capital Markets & Risk Management, Senior Executive Vice President, and Senior Managing Director. Prior to Medley, Mr. Anderson was a senior member of the Goldman Sachs Investment Banking Financial Institutions Group where he led the commercial finance coverage effort, playing a leading role in a range of financings including the IPOs of MCC, TPG Specialty Finance and New Mountain Finance. Prior to Goldman Sachs, Mr. Anderson worked with Banc of America Securities in the Investment Banking Financial Institutions Group. Mr. Anderson received a B.A. in Economics from Bates College.

Christopher Taube presently serves as Senior Managing Director of Medley and Head of Institutional Fundraising. Effective as of the closing of the Mergers, Mr. Taube will serve as Head of Institutional Fundraising, Senior Executive Vice President, and Senior Managing Director of the Combined Company. Prior to Medley, Mr. Taube was a Managing Director with Aetos Capital Real Estate where he was responsible for acquisitions, corporate development and institutional fundraising. Prior to Aetos, Mr. Taube had worked with Fremont Realty Capital, The Georgetown Company and Lazard Frères & Co. LLC. Mr. Taube received a B.A. from Princeton University and an M.B.A. from Columbia Business School. Mr. Taube is President of the M Power Foundation.

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Board Leadership Structure

Under the Combined Company’s bylaws, the Combined Company Board will designate one of the Combined Company’s directors as chair to preside over meetings of the Combined Company Board and meetings of the Combined Company’s stockholders, and will perform such other duties as may be assigned to him or her by the Combined Company Board. Effective as of the closing of the Mergers, Brook Taube will serve as chairman of the Combined Company Board and will be an “interested person” by virtue of his role as the Combined Company’s Chief Executive Officer and Chief Investment Officer. The Combined Company believes that it will be in the best interests of the Combined Company’s stockholders for Brook Taube to serve as chairman of the Combined Company Board because of his significant experience in matters of relevance to its business.

The Combined Company is aware of the potential conflicts that may arise when a non-independent director will serve as chairman of the Combined Company Board, but believes these potential conflicts will be offset by the Combined Company’s strong corporate governance policies. The Combined Company’s corporate governance policies will include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee, each of which will be comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors will meet at least once a year without the presence of interested directors and other members of management, for administering the Combined Company’s compliance policies and procedures.

The Combined Company recognizes that different board leadership structures are appropriate for companies in different situations. The Combined Company will re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs. Effective as of the closing of the Mergers, Oliver T. Kane will continue to serve as lead independent director of the Combined Company.

All of the independent directors will play an active role on the Combined Company Board. The independent directors will compose a majority of the Combined Company Board and will be closely involved in all material deliberations related to the Combined Company. The Combined Company Board believes that, with these practices, each independent director will have equal involvement in the actions and oversight role of the Combined Company Board and equal accountability to the Company and the Combined Company’s stockholders. The Combined Company’s independent directors will be expected to meet separately (i) as part of each regular Combined Company Board meeting and (ii) with the Combined Company’s Chief Compliance Officer, as part of at least one board meeting each year.

The Combined Company believes that its leadership structure will be the optimal structure for the Combined Company at this time. The Combined Company Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure will appropriately enable it to exercise its oversight of the Combined Company.

Board Role in Risk Oversight

The Combined Company Board will oversee the Combined Company’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, disclosure risk, diversification risk and business continuity risk). The Combined Company Board will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Combined Company Board and its committees will receive reports on the Combined Company’s and the Combined Company’s investment adviser’s activities, including reports regarding the Combined Company’s investment portfolio and financial accounting and reporting. The Combined Company Board will also receive a quarterly report from the Combined Company’s Chief Compliance Officer, who will report on the Combined Company’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Combined Company’s investment adviser and the Combined Company’s administrator and transfer agent. The Audit Committee’s meetings with the Combined Company’s independent public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Combined Company Board will meet periodically with the Combined Company’s investment adviser to receive reports regarding the Combined Company’s operations, including reports on certain investment and operational risks, and will communicate regularly with senior members of the Combined Company’s management.

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The Combined Company Board believes that this role in risk oversight will be appropriate. The Combined Company believes that it will have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Combined Company will be identified or eliminated, and some risks will be beyond the control of the Combined Company, the Combined Company’s investment adviser and the Combined Company’s other service providers.

Investment Advisory Agreement

Background

SIC Advisors has served as the investment adviser to Sierra since the commencement of Sierra’s operations in April 2012, pursuant to the terms of the Sierra Investment Advisory Agreement, as renewed from time to time by the Sierra Board. Sierra Stockholders are being asked to approve the Combined Company Investment Advisory Agreement. See “Sierra Proposal #6: Approval of the Combined Company Investment Advisory Agreement.” If approved by the Sierra Stockholders at the Sierra Special Meeting, MCC Advisors will provide the same advisory services pursuant the terms of the Combined Company Investment Advisory Agreement as SIC Advisors currently provides pursuant to the Sierra Investment Advisory Agreement. The terms and conditions of the Combined Company Investment Advisory Agreement are substantially identical in all material respects to the Sierra Investment Advisory Agreement. Following approval by the Sierra Stockholders in the manner required by the Investment Company Act, the Combined Company Investment Advisory Agreement will become effective immediately following the closing of the Mergers. The Combined Company Investment Advisory Agreement will remain in effect for a period of two years. Unless earlier terminated, the Combined Company Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually at an in-person meeting of the Combined Company Board by a majority of Combined Company’s Non-Interested Directors, and either the Combined Company Board or the holders of a majority of the Combined Company’s outstanding voting securities.

Investment Advisory Agreement and Fees

The Combined Company’s investment process will be provided through the efforts of its wholly owned subsidiary, MCC Advisors, and will benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of Merger Sub, including MCC Advisors’ officers and employees. MCC Advisors will be responsible for the overall management of the Combined Company’s activities and for the day-to-day management of the Combined Company’s investment portfolio. MCC Advisors will provide its services under the Combined Company Investment Advisory Agreement. The activities of MCC Advisors will be subject to the supervision and oversight of the Combined Company Board.

Advisory and Other Services

The terms and conditions of the Sierra Investment Advisory Agreement and the Combined Company Investment Advisory Agreement are identical in all material respects. Under the terms of the Combined Company Investment Advisory Agreement, subject to the supervision of the Combined Company Board, MCC Advisors will manage the Combined Company’s day-to-day operations and provide investment advisory services to the Combined Company, in each case in accordance with the Combined Company’s investment objectives, policies, and restrictions. Under the terms of the Combined Company Investment Advisory Agreement, MCC Advisors will be responsible for the following:

●	determining the composition and allocation of the Combined Company’s investment portfolio, the nature and timing of any changes to its portfolio and the manner of implementing such changes;

●	identifying and evaluating the structure of the investments made by the Combined Company;

●	performing due diligence on prospective portfolio companies;

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●	executing, closing, servicing and monitoring the Combined Company’s investments;

●	determining the securities and other assets that the Combined Company will purchase, retain or sell;

●	providing the Combined Company with such other investment advisory, research and related services as it may, from time to time, reasonably require for the investment of its funds; and

●	to the extent permitted under the Investment Company Act and the Advisers Act, on the Combined Company’s behalf, and in coordination with any sub-adviser and administrator, providing significant managerial assistance to those portfolio companies to which the Combined Company is required to provide such assistance under the Investment Company Act, including utilizing appropriate personnel of MCC Advisors to, among other things, monitor the operations of the Combined Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

Under the Combined Company Investment Advisory Agreement, MCC Advisors will have a fiduciary responsibility for the safeguarding and use of all of the Combined Company’s funds and assets. MCC Advisors would also be subject to liability under both the Investment Company Act and the Advisers Act for a breach of these fiduciary duties.

MCC Advisors will be primarily responsible for initially identifying, evaluating and structuring the Combined Company’s investments. These activities will be carried out by its investment teams and subject to the oversight of MCC Advisors’ senior investment personnel. Each investment that the Combined Company makes will require the approval of MCC Advisors before the investment may be made.

The services MCC Advisors will provide to the Combined Company will not be exclusive, and MCC Advisors may engage in any other business or render similar services to other entities so long as its services to Sierra are not impaired.

Management Fees

The management fees under the Combined Company Investment Advisory Agreement will be calculated in a manner identical to that of the Sierra Investment Advisory Agreement. The Combined Company will pay MCC Advisors a fee for its services under the Combined Company Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. The Combined Company believes that this fee structure will benefit the Combined Company’s stockholders by aligning the compensation of MCC Advisors with the Combined Company’s overall investment performance. The cost of both the base management fee and the incentive fee will ultimately be borne by the Combined Company’s stockholders.

Base Management Fee

The base management fee will be calculated at an annual rate of 1.75% of the Combined Company’s gross assets and is payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. As a result, MCC Advisors will receive a higher base management fee when the Combined Company incurs debt or uses leverage. The base management fee will be calculated based on the Combined Company’s gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter will be appropriately pro-rated.

Incentive Fee

The incentive fee is divided into two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

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The subordinated incentive fee on income for each quarter will be calculated as follows:

●	No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Combined Company’s net assets at the end of the immediately preceding fiscal quarter. The Combined Company refers to this as the preferred quarterly return.

●	All of the Combined Company’s pre-incentive fee net investment income, if any, that exceeds the preferred quarterly return, but is less than or equal to 2.1875% on the Combined Company’s net assets at the end of the immediately preceding fiscal quarter in any quarter, is payable to MCC Advisors. The Combined Company refers to this portion of its subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of the Combined Company’s pre-incentive fee net investment income when its pre-incentive fee net investment income exceeds 2.1875% on the Combined Company’s net assets at the end of the immediately preceding fiscal quarter in any quarter.

●	For any quarter in which the Combined Company’s pre-incentive fee net investment income exceeds 2.1875% on the Combined Company’s net assets at the end of the immediately preceding fiscal quarter, the subordinated incentive fee on income shall equal 20% of the amount of the Combined Company’s pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

●	Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Combined Company’s operating expenses for the quarter, including the base management fee, expenses payable under its administration agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of net assets)

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Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

An incentive fee on capital gains will be earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which the Combined Company Investment Advisory Agreement is in effect. If the Combined Company Investment Advisory Agreement is terminated, the incentive fee on capital gains will become payable as of the effective date of such termination. The incentive fee on capital gains is based on the Combined Company’s realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, which the Combined Company refers to as “net realized capital gains.” The incentive fee on capital gains equals 20% of the Combined Company’s net realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that the Combined Company will pay such fees in a quarter where it will incur a net loss. For example, if the Combined Company receives pre-incentive fee net investment income in excess of the 1.75% on its net assets at the end of the immediately preceding fiscal quarter for a quarter, the Combined Company will pay the applicable incentive fee even if it has incurred a net loss in the quarter due to a realized or unrealized capital loss. MCC Advisors will not be under any obligation to reimburse the Combined Company for any part of the incentive fee it receives that is based on prior period accrued income that the Combined Company never receives as a result of a subsequent decline in the value of its portfolio.

The fees that will be payable under the Combined Company Investment Advisory Agreement for any partial period will be appropriately pro-rated. The fees will also be calculated using a detailed policy and procedure approved by MCC Advisors and the Combined Company Board, including a majority of the Non-Interested Directors, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

MCC Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as MCC Advisors may determine in its sole discretion.

Below are examples of the two-part incentive fee:

Example — Subordinated Incentive Fee on Income, Determined on a Quarterly Basis

Assumptions
First Quarter:	Pre-incentive fee net investment income equals 0.5500%
Second Quarter:	Pre-incentive fee net investment income equals 1.9500%
Third Quarter:	Pre-incentive fee net investment income equals 2.800%

The subordinated incentive fee on income in this example would be:

First Quarter:	Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income
Second Quarter:	Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% between the 1.75% preferred return and 1.95%
Third Quarter:	Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 2.800% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up”

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Example — Incentive Fee on Capital Gains (Millions)

Alternative 1 — Assumptions

Year 1:	$20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)
Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
Year 3:	FMV of Investment B determined to be $25 million
Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None, because no investments were sold
Year 2:	Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
Year 3:	None, because no investments were sold
Year 4:	Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2 — Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”), $25 million investment made in Company C (“Investment C”) and the cost basis of Other Portfolio Investments is $25 million
Year 2:	Investment A sold for $50 million ($20 million cost basis to be reinvested into Other Portfolio Investments and the $30 million capital gain is available for distribution), fair market value, or FMV, of Investment B determined to be $25 million (creates $5 million in unrealized capital depreciation), the FMV of Investment C determined to be $25 million and FMV of Other Portfolio Investments determined to be $25 million
Year 3:	FMV of Investment B determined to be $27 million (creates $3 million in unrealized capital depreciation), Investment C sold for $30 million ($25 million cost basis to be reinvested into Other Portfolio Investments and the $5 million capital gain is available for distribution) and FMV of Other Portfolio Investments determined to be $45 million
Year 4:	FMV of Investment B determined to be $30 million and FMV of Other Portfolio Investments determined to be $45 million
Year 5:	Investment B sold for $20 million ($20 million cost basis to be reinvested into Other Portfolio Investments and $10 million capital loss) and FMV of Other Portfolio Investments determined to be $45 million
Year 6:	Total Portfolio is sold for $80 million ($15 million capital gain computed based on a cumulative cost basis in Other Portfolio Investments of $65 million)

The incentive fee on capital gains in this example would be:

Year 1:	None, because no investments were sold
Year 2:	$5 million incentive fee on capital gains (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))
Year 3:	$1.4 million incentive fee on capital gains ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation))) less $5 million incentive fee on capital gains paid in Year 2
Year 4:	None, because capital gains incentive fees are paid on realized capital gains only
Year 5:	None, because $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) is less than $6.4 million cumulative incentive fee on capital gains paid in prior years
Year 6:	$1.6 million incentive fee on capital gains (20% multiplied by $40 million ($25 million cumulative realized capital gains plus $15 million realized capital gains)) less $6.4 million cumulative incentive fee on capital gains received in prior years

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Expenses

Under the Combined Company Investment Advisory Agreement, the Combined Company shall bear costs and expenses, including (without limitation): all direct and indirect costs and expenses incurred by MCC Advisors for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services by MCC Advisors under the Combined Company Investment Advisory Agreement; corporate, organizational and offering expenses relating to offerings of shares of the Combined Company Common Stock, subject to limitations included in the Combined Company Investment Advisory Agreement; the cost of calculating the Combined Company’s NAV, including the cost of any third-party valuation firms; offerings of the Combined Company Common Stock and other securities; fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; all costs of registration and listing the shares of the Combined Company Common Stock on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Combined Company’s investments; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs associated with the Combined Company’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act; fees and expenses associated with accounting, independent audits and outside legal costs; all other expenses incurred by the Combined Company or MCC Advisors in connection with administering the Combined Company’s business, including expenses incurred by the Combined Company’s administrator, Medley Capital LLC, in performing administrative services for the Combined Company; and the reimbursement of the compensation of the Combined Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs paid by Medley Capital LLC.

Indemnification

The indemnification provisions under the Combined Company Investment Advisory Agreement will be identical to the indemnification provisions under the Sierra Investment Advisory Agreement. The Combined Company Investment Advisory Agreement provides that MCC Advisors and each of its directors, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, MCC Advisors shall not be liable to the Combined Company for any action taken or omitted to be taken by MCC Advisors in connection with the performance of any of their duties or obligations under the Combined Company Investment Advisory Agreement (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Combined Company shall indemnify, defend and protect such person or entities and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Combined Company or its stockholders) arising out of or otherwise based upon the performance of any of such persons’ duties or obligations under the Combined Company Investment Advisory Agreement to the extent such losses, damages, liabilities, cost and expenses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the New Sierra Charter, the Investment Company Act, or the laws of the State of Maryland.

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The Combined Company Investment Advisory Agreement also provides that MCC Advisors shall indemnify the Combined Company, and its affiliates and controlling persons (as determined under the Investment Company Act), for any losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) that the Combined Company or its affiliates and controlling persons may sustain as a result of MCC Advisors’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Combined Company Investment Advisory Agreement or violation of applicable law, including, without limitation, the federal and state securities laws.

The Combined Company Investment Advisory Agreement further provides that MCC Advisors and its directors, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the Investment Company Act), and any other person or entity affiliated with, or acting on behalf of MCC Advisors are not entitled to indemnification from the Combined Company for any liability or loss suffered by them, nor will they be held harmless for any loss or liability suffered by the Combined Company, unless all of the following conditions are met: (i) the indemnified party has determined, in good faith, that the course of conduct which caused the loss or liability was in the Combined Company’s best interests; (ii) the indemnified party was acting on behalf of or performing services for the Combined Company; (iii) such liability or loss was not the result of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Combined Company Investment Advisory Agreement; and (iv) such indemnification or agreement to hold harmless is recoverable only out of the Combined Company’s net assets and not from Combined Company’s stockholders.

Prohibited Activities

The Sierra Charter prohibits the following activities between Sierra, SIC Advisors and its affiliates:

●	Sierra may not purchase or lease assets in which SIC Advisors or its affiliates has an interest unless (i) Sierra discloses the terms of the transaction to the Sierra Stockholders, the terms are fair to Sierra and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to Sierra by the SEC;

●	Sierra may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

●	SIC Advisors and its affiliates may not acquire assets from Sierra unless approved by Sierra Stockholders in accordance with the Sierra Charter;

●	Sierra may not lease assets to SIC Advisors or its affiliates unless it discloses the terms of the transaction to Sierra Stockholders and such terms are fair and reasonable to Sierra;

●	Sierra may not make any loans to SIC Advisors or its affiliates except for the advancement of funds as permitted by the Sierra Charter;

●	Sierra may not acquire assets in exchange for Sierra Common Stock;

●	Sierra may not pay a commission or fee, either directly or indirectly to SIC Advisors, its affiliates, except as otherwise permitted by the Sierra Charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of Sierra’s assets;

●	SIC Advisors and its affiliates may not charge duplicate fees to Sierra; and

●	SIC Advisors and its affiliates may not provide financing to Sierra with a term in excess of 12 months.

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In addition, the Sierra Investment Advisory Agreement prohibits SIC Advisors and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. SIC Advisors and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, SIC Advisors and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

The New Sierra Charter would not prohibit the prohibited activities listed above, subject to the requisite Sierra Stockholder approval.

Board Consideration of Approval of the Combined Company Investment Advisory Agreement

For a detailed discussion of the Sierra Board’s consideration in approving the Combined Company Investment Advisory Agreement, see “Sierra Proposal #6: Approval of the Combined Company Investment Advisory Agreement.”

Employment Agreements with Management

Medley Capital LLC, a wholly owned subsidiary of the Combined Company that employs the Combined Company’s employees, is currently negotiating and will enter into employment agreements with each Management employee, effective as of the MDLY Merger Closing Date (the “Effective Date”). The employment agreements will provide for an initial term of 24 months (30 months in the case of the Chief Executive Officer) following the Effective Date, unless terminated earlier by one of the parties, and will be renewed automatically for successive periods of one year, unless either party gives written notice to the contrary at least 120 calendar days prior to the end of the initial term or any renewal term (the “Term”).

Each employment agreement will set forth a base salary, which is subject to change at the discretion of the Combined Company Board or the Combined Company Compensation Committee. Under the employment agreements, each Management employee will be eligible to receive each year a short-term incentive paid in cash and a long-term incentive in the form of an equity award, each paid after the end of the year (the “Annual Bonus”). Each employment agreement will provide that the Combined Company Board or the Combined Company Compensation Committee will establish a target Annual Bonus for each year of no less than a specified percentage of each Management employee’s base salary and will establish performance and other objectives for the year for such Annual Bonus, in consultation with Management. The long-term equity incentive will initially be made in the form of a RSU award, vesting in three equal annual installments, beginning on the first anniversary of issuance. The cash and equity award portions of the annual bonuses paid under the employment agreements will be subject to recoupment by the Combined Company under certain circumstances.

Under the employment agreements, each Management employee would be entitled to certain benefits and payments (including, under certain circumstances, accrued but unpaid obligations, bonus amounts, salary continuation, acceleration of RSUs and/or partial COBRA-premium coverage) in exchange for a general release of claims in the event of the Management employee’s death, disability, termination of employment by Medley Capital LLC without “Cause,” termination by the Management employee with “Good Reason” or termination of the Management employee due to the Combined Company providing notice that it is not renewing the employment agreement at the end of the Term or provides for renewal based on terms that are below “market level” under certain circumstances.

The employment agreements will impose restrictive covenants that prohibit a Management employee from competing with any member of Medley Capital LLC, the Combined Company and each of their respective subsidiaries and affiliates (the “Company Group”), or interfering with the customers or employees of any member of the Company Group while employed and for 12 months thereafter, and prohibit the Management employees from disparaging or disclosing the confidential information of any member of the Company Group indefinitely, among other restrictions.

Each employment agreement also will provide for a lock-up period of 12-months beginning on the MDLY Merger Closing Date, during which the Management employee will not be permitted to transfer any shares of the Combined Company Common Stock the Management employee acquired pursuant to the MDLY Merger Agreement, except under certain specified circumstances. Certain employment agreements provide that in the event of a termination by Medley Capital LLC without Cause or by the Management employee with Good Reason, the lock-up period shall end as of the termination date.

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REGULATION OF THE COMBINED COMPANY

If the Mergers are successfully consummated, the Combined Company, as the surviving company in the MCC Merger, would have elected to be regulated as a BDC under the Investment Company Act and have also elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code.

BDCs are closed-end management investment companies that elect to be regulated as BDCs under the Investment Company Act. As such, BDCs are subject to only certain provisions of the Investment Company Act. BDCs are provided greater flexibility under the Investment Company Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for U.S. federal income tax purposes. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters, and affiliates of those affiliates or underwriters. The Investment Company Act requires that a majority of a BDC’s directors be persons other than “interested persons,” as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that the Combined Company may not change the nature of its business so as to cease to be, or withdraw its election as a BDC unless approved by a majority of its outstanding voting securities.

The Investment Company Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) more than 50% of the voting securities.

The Combined Company will generally not be able to issue and sell the Combined Company Common Stock at a price below NAV per share. The Combined Company may, however, sell the Combined Company Common Stock, or warrants, options, or rights to acquire the Combined Company Common Stock, at a price below the then-current NAV of the Combined Company Common Stock if the Combined Company Board determines that such sale is in its best interests and the best interests of the Combined Company’s stockholders, and the Combined Company’s stockholders approve such sale. In addition, the Combined Company may generally issue new shares of the Combined Company Common Stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends, and in certain other limited circumstances.

As a BDC, the Combined Company is required to meet a coverage ratio of the value of total assets to senior securities, which include all of its borrowings and any preferred stock it may issue in the future, of at least 200%. The Combined Company may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with its affiliates without the prior approval of the Combined Company Board who are not interested persons and, in some cases, prior approval by the SEC.

The SBCA modifies the asset coverage percentage from 200% to 150%. Under the SBCA, the Combined Company is allowed to increase its leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If the Combined Company receives stockholder approval, the Combined Company would be allowed to increase its leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of its independent directors to approve an increase in its leverage capacity, and such approval would become effective after one year. In either case, the Combined Company would be required to make certain disclosures on its website and in SEC filings regarding, among other things, the receipt of approval to increase its leverage, its leverage capacity and usage, and risks related to leverage.

The SBCA also instructs the SEC to issue rules or amendments to rules allowing BDCs to use the same securities offering and proxy rules that available to operating companies, including, among other things, allowing BDCs to incorporate by reference in registration statements filed with the SEC and allow certain BDCs to file shelf registration statements that are automatically effective and take advantage of other benefits available to Well-Known Seasoned Issuers; however, as of the date of this Joint Proxy Statement/Prospectus, the Combined Company does not know when the rules relating to this legislation will become effective.

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The Combined Company may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, the Combined Company may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. The Combined Company does not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act.

BDC Regulation: Qualifying Assets

Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. As discussed in greater detail below, the Investment Company Act defines qualifying assets as principally including certain investments by a BDC in eligible portfolio companies. An eligible portfolio company is defined under the Investment Company Act as any issuer which:

1. is organized under the laws of, and has its principal place of business in, the United States;

2. is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

3. satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a BDC, either alone or as part of a group acting together, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to the Combined Company’s proposed business, the principal categories of qualifying assets under the Investment Company Act are the following:

4. Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

5. Securities of any eligible portfolio company that the Combined Company controls.

6. Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

7. Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Combined Company already owns 60% of the outstanding equity of the eligible portfolio company.

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8. Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

9. Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

For purposes of Section 55(a) of the Investment Company Act, the Combined Company will treat each asset underlying the TRS as a qualifying asset if the obligor on such asset is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Combined Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

BDC Regulation: Control and Managerial Assistance to Portfolio Companies

BDCs generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance includes any arrangement whereby the BDC, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, the Combined Company’s investments may consist of cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of its total assets are qualifying assets. Typically, the Combined Company intends to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as the Combined Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of the Combined Company’s assets that may be invested in such repurchase agreements. However, if more than 25% of the Combined Company’s total assets constitute repurchase agreements from a single counterparty, the Combined Company may not meet the diversification requirements in order to qualify to be taxed as a RIC for U.S. federal income tax purposes. Thus, the Combined Company does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Combined Company expects that MCC Advisors will monitor the creditworthiness of the counterparties with which the Combined Company enters into repurchase agreement transactions.

Senior Securities

The Combined Company is permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to its common stock if its asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, the Combined Company must prohibit any distribution to its stockholders or the repurchase of such securities or shares unless the Combined Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Combined Company may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage.

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For purposes of the asset coverage ratio test applicable to the Combined Company as a BDC, the Combined Company will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor under the TRS, as a senior security for the life of that instrument. The Combined Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Code of Ethics

The Combined Company will maintain the code of ethics adopted by Sierra pursuant to Rule 17j-1 under the Investment Company Act, which the Combined Company calls its “Code of Business Conduct and Ethics”, that establishes procedures for personal investments and restricts certain personal securities transactions. The Code of Business Conduct and Ethics applies to the Combined Company’s directors, officers and employees. Persons subject to the Code of Business Conduct and Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Combined Company, so long as such investments are made in accordance with the Code of Business Conduct and Ethics’ requirements. The Combined Company has attached the Code of Business Conduct and Ethics as Appendix M to this Joint Proxy Statement/Prospectus. You may also read and copy the Code of Business Conduct and Ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Code of Business Conduct and Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the Code of Business Conduct and Ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Compliance Policies and Procedures

The Combined Company and MCC Advisors will adopt written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Combined Company’s Chief Compliance Officer is responsible for administering its compliance policies and procedures and MCC Advisors’ Chief Compliance Officer is responsible for administering the compliance policies and procedures for MCC Advisors.

Proxy Voting Policies and Procedures

The Combined Company will delegate its proxy voting responsibility to MCC Advisors. MCC Advisors will vote proxies according to the Combined Company’s proxy voting policies and procedures which are set forth below. These policies and procedures are reviewed periodically by MCC Advisors as well as the Combined Company Board, and, accordingly, are subject to change.

As an investment adviser registered with the SEC under the Advisers Act, MCC Advisors has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, MCC Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. MCC Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of the Advisers Act and Rule 206(4)-6 thereunder.

Proxy Voting Policies and Procedures

MCC Advisors will vote proxies relating to the Combined Company’s securities in a manner that it believes, in its discretion, to be in the best interest of the Combined Company’s stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although MCC Advisors will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

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The proxy voting decisions of MCC Advisors are made by its portfolio managers and investment professionals under the supervision of MCC Advisors legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of MCC Advisors legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how MCC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the Chief Compliance Officer designate an individual or group who can impartially help decide how to resolve such conflict.

Securities Exchange Act and Sarbanes-Oxley Act

The Combined Company will continue to be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, the Combined Company is subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements will affect the Combined Company. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, the Combined Company’s Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in its periodic reports;

●	pursuant to Item 307 of Regulation S-K, the Combined Company’s periodic reports are required to disclose its conclusions about the effectiveness of its disclosure controls and procedures;

●	pursuant to Rule 13a-15 of the Exchange Act, the Combined Company’s management will be required to prepare a report regarding its assessment of its internal control over financial reporting; and

●	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, the Combined Company’s periodic reports must disclose whether there were significant changes in its internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires the Combined Company to review its policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and its regulations. The Combined Company intends to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance.

Other

The Combined Company is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement.

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CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT AND REGISTRAR OF SIERRA

Sierra’s securities are held under a custody agreement by State Street Bank and Trust Co. N.A. Boston. The address of the custodian is 570 Washington Blvd, 5th Floor, Jersey City, NJ 07310. DST Systems, Inc. acts as Sierra’s transfer agent, distribution paying agent and registrar. The principal business address of Sierra’s transfer agent is P.O. Box 219312, Kansas City, Missouri 64121-9312, telephone number: (816) 435-1000.

CUSTODIAN AND TRANSFER AGENT OF MCC

U.S. Bank National Association provides custodian services to MCC pursuant to a custodian services agreement. The principal business address of U.S. Bank National Association is One Federal Street, Boston, Massachusetts 02110. American Stock Transfer & Trust Company provides transfer agency and distribution paying agency services to MCC under a transfer agency agreement and a distribution paying agent agreement, respectively. The address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, New York, 11219.

TRANSFER AGENT AND REGISTRAR OF MDLY

American Stock Transfer & Trust Company provides transfer agency services to MDLY under a transfer agency agreement. The address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, New York, 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Sierra

Since Sierra will generally acquire and dispose of its investments in privately negotiated transactions, Sierra will infrequently use broker-dealers in the normal course of its business. Subject to policies established by the Sierra Board, SIC Advisors will be primarily responsible for the execution of the publicly traded securities portion of its portfolio transactions and the allocation of brokerage commissions. SIC Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Sierra, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While SIC Advisors generally will seek reasonably competitive trade execution costs, Sierra will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, SIC Advisors may select a broker-dealer based partly upon brokerage or research services provided to it and Sierra and any other clients. In return for such services, Sierra may pay a higher commission than other broker-dealers would charge if SIC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

MCC

Since MCC will generally acquire and dispose of its investments in privately negotiated transactions, MCC will infrequently use broker-dealers in the normal course of its business. Subject to policies established by the MCC Board, MCC Advisors will be primarily responsible for the execution of the publicly traded securities portion of its portfolio transactions and the allocation of brokerage commissions. MCC Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for MCC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While MCC Advisors generally will seek reasonably competitive trade execution costs, MCC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, MCC Advisors may select a broker based partly upon brokerage or research services provided to it and MCC and any other clients. In return for such services, MCC may pay a higher commission than other broker-dealers would charge if MCC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

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LEGAL MATTERS

The legality of Sierra Common Stock to be issued pursuant to the Mergers will be passed upon for Sierra by Eversheds Sutherland (US) LLP, Washington, D.C.

EXPERTS

Ernst & Young LLP, Sierra’s independent registered public accounting firm, has audited the consolidated financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017. The consolidated financial statements of Sierra are included herein and in the registration statement in reliance upon the reports of Ernst & Young LLP, and upon the authority of said firm as experts in accounting and auditing.

Ernst & Young LLP, independent registered public accounting firm, has audited the consolidated financial statements of MCC as of for each of the three years in the period ended September 30, 2017. MCC has included the consolidated financial statements in this Joint Proxy Statement/Prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

RSM US LLP, independent registered public accounting firm, has audited the consolidated financial statements of MDLY as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017. MDLY has included the consolidated financial statements in this Joint Proxy Statement/Prospectus and elsewhere in the registration statement in reliance on RSM US LLP’s reports, given on their authority as experts in accounting and auditing.

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APPRAISAL RIGHTS OF MDLY STOCKHOLDERS

General

The following discussion summarizes the material terms of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is referred to as Section 262 herein and which is attached to this Joint Proxy Statement/Prospectus as Appendix L. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

Stockholders of a Delaware corporation that is proposing to merge with another entity are sometimes entitled under Section 262 to what are known as appraisal rights in connection with the proposed merger. Such rights generally confer on stockholders who oppose a merger or the consideration to be received in a merger, and who comply with the applicable statutory procedures to perfect and preserve their appraisal rights, the right to receive, in lieu of the consideration being offered in the merger, the “fair value” of their shares in cash as determined in a judicial appraisal proceeding. The Delaware Supreme Court has stated that the determination of fair value requires consideration of all relevant factors involving the value of a company, and that proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court should be considered. Elements of future value, including the nature of the enterprise, that are known or susceptible of proof as of the date of the merger and not the product of speculation may be considered, but any element of value arising from the accomplishment or expectation of the merger will not be considered.

If the MDLY Merger is consummated, under Section 262, holders of record of shares of MDLY Common Stock who do not vote in favor of, or consent in writing to, the adoption of the MDLY Merger Agreement, who properly demand appraisal of their shares, who do not fail to perfect, effectively withdraw, or otherwise lose their right to appraisal and who otherwise comply with the requirements for perfecting and preserving their appraisal rights under Section 262 will be entitled to receive, in lieu of the consideration being offered in the MDLY Merger, payment in cash for the fair value of their shares of MDLY Common Stock (as of the effective time of the MDLY Merger exclusive of any element of value arising from the accomplishment or expectation of the MDLY Merger) as determined by the Delaware Court of Chancery in an appraisal proceeding, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery. MDLY Stockholders electing to exercise appraisal rights must strictly comply with the provisions of Section 262 in order to perfect and preserve their rights. Failure to strictly comply with the procedures specified in Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL.

All references in Section 262 and in this summary to a “stockholder” or “MDLY Stockholders” are to the record holder of shares of MDLY Common Stock. A person having a beneficial interest in shares of MDLY Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow properly the steps summarized below in a timely manner to perfect appraisal rights.

Under Section 262, where a merger agreement is submitted for adoption at a meeting of stockholders as in the case of the adoption of the MDLY Merger Agreement, the corporation, not less than 20 days prior to such meeting, must notify each stockholder who was a stockholder of record for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262. This Joint Proxy Statement/Prospectus constitutes the required notice, and a copy of Section 262 is attached to this Joint Proxy Statement/Prospectus as Appendix L.

Any MDLY Stockholder who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review carefully the following discussion and Appendix L to this Joint Proxy Statement/Prospectus. Failure to strictly comply with the procedures specified in Section 262 timely and properly will result in the loss of appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal, MDLY believes that MDLY Stockholders who wish to consider exercising such appraisal rights should seek the advice of counsel. A MDLY Stockholder who effectively withdraws or loses (through failure to perfect or otherwise) his, her or its appraisal rights will be entitled to receive the MDLY Merger Consideration as provided for herein and in the MDLY Merger Agreement.

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How to Exercise and Perfect Your Appraisal Rights

MDLY Stockholders wishing to exercise the right to demand an appraisal under Section 262 must satisfy each of the following conditions:

●	you must not vote in favor of, or consent to, the adoption of the MDLY Merger Agreement. Because a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the MDLY Merger Agreement, and it will result in the submitting MDLY Stockholder losing the right of appraisal and will effectively nullify any previously delivered written demand for appraisal of such MDLY Stockholder’s shares of MDLY Common Stock. Therefore, a MDLY Stockholder who votes by proxy and wishes to exercise its appraisal rights must vote against the adoption of the MDLY Merger Agreement or abstain from voting its shares of MDLY Common Stock;

●	you must deliver to MDLY (at the address set forth below) a written demand for appraisal of your shares of MDLY Common Stock before the vote on the adoption of the MDLY Merger Agreement at the MDLY Special Meeting; and

●	you must continuously hold the shares of MDLY Common Stock from the date of making the demand through the MDLY Merger Effective Time. A MDLY Stockholder will lose its appraisal rights if the MDLY Stockholder transfers the shares of MDLY Common Stock before the MDLY Merger Effective Time.

Voting, in person or by proxy, against, abstaining from voting on or failing to vote on the adoption of the MDLY Merger Agreement will not constitute a written demand for appraisal as required by Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote. The demand must reasonably inform MDLY of the identity of the MDLY Stockholder as well as the intention of the MDLY Stockholder to demand an appraisal of the shares of MDLY Common Stock held by such MDLY Stockholder. A MDLY Stockholder’s failure to deliver the written demand to MDLY prior to the taking of the vote on the adoption of the MDLY Merger Agreement at the MDLY Special Meeting will result in such MDLY Stockholder losing such MDLY Stockholder’s appraisal rights.

Who May Exercise Appraisal Rights

Only a holder of record of shares of MDLY Common Stock is entitled to demand an appraisal of the shares of MDLY Common Stock registered in such MDLY Stockholder’s name. A demand for appraisal must be executed by or on behalf of the MDLY Stockholder of record. The demand should set forth, fully and correctly, the MDLY Stockholder’s name as it appears on the stock certificates (or in the stock ledger). The demand must reasonably inform MDLY of the identity of the MDLY Stockholder and that the MDLY Stockholder intends to demand appraisal of his, her or its shares of MDLY Common Stock. Beneficial owners who do not also hold their shares of MDLY Common Stock of record may not directly make appraisal demands to MDLY. The beneficial holder must, in such cases, have the owner of record, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of MDLY Common Stock of record. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of MDLY Common Stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of MDLY Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of MDLY Common Stock as to which appraisal is sought. Where no number of shares of MDLY Common Stock is expressly mentioned, the demand will be presumed to cover all shares of MDLY Common Stock held in the name of the record owner.

IF YOU HOLD YOUR SHARES OF MDLY COMMON STOCK IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BANK, BROKERAGE FIRM OR OTHER NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKERAGE FIRM OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES OF MDLY COMMON STOCK. IF YOU HAVE A BENEFICIAL INTEREST IN SHARES OF MDLY COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKERAGE FIRM OR OTHER NOMINEE, YOU MUST ACT PROMPTLY TO CAUSE THE MDLY STOCKHOLDER OF RECORD TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT YOUR APPRAISAL RIGHTS.

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If you own shares of MDLY Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a MDLY Stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in making the demand, such person is acting as agent for the record owner. If you hold shares of MDLY Common Stock through a broker who in turn holds the shares of MDLY Common Stock through a central securities depository nominee, a demand for appraisal of such shares of MDLY Common Stock must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

If you elect to exercise appraisal rights under Section 262, you should mail or deliver a written demand to:

Medley Management Inc.

280 Park Ave, 6th Floor East

New York, NY 10017

(212) 759-0777

The Surviving Company’s Actions After Completion of the MDLY Merger

If the MDLY Merger is completed, the surviving company in the MDLY Merger (the “Surviving Company”) will give written notice that the MDLY Merger has become effective within ten days after the MDLY Merger Effective Time to each MDLY Stockholder that did not vote in favor of, or consent in writing to, the adoption of the MDLY Merger Agreement and delivered a written demand for appraisal in accordance with Section 262. Any MDLY Stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the per share MDLY Merger Consideration, without interest, by delivering a written withdrawal of the demand for appraisal to the Surviving Company, except that any attempt to withdraw made more than 60 days after the MDLY Merger Effective Time will require written approval of the Surviving Company. Within 120 days after the MDLY Merger Effective Time, but not later, any MDLY Stockholder that has complied with the requirements of Section 262 and who is otherwise entitled to appraisal rights or the Surviving Company may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Company in the case of a petition filed by an MDLY Stockholder, demanding a determination of the value of the shares of MDLY Common Stock held by all such MDLY Stockholders. The Surviving Company is under no obligation to file an appraisal petition and has no intention of doing so. If you desire to have your shares of MDLY Common Stock appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262.

Within 120 days after the MDLY Merger Effective Time, any MDLY Stockholder that has complied with the provisions of Section 262 will be entitled to receive from the Surviving Company, upon written request, a statement setting forth the aggregate number of shares of MDLY Common Stock not voted in favor of the adoption of the MDLY Merger Agreement and with respect to which MDLY has received demands for appraisal, and the aggregate number of MDLY Stockholders of such shares of MDLY Common Stock. Upon receiving such a written request, the Surviving Company must mail the statement within ten days of receipt by the Surviving Company of the request or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. If you are the beneficial owner of shares of MDLY Common Stock held in a voting trust or by a nominee on your behalf you may, in your own name, file an appraisal petition or request from the Surviving Company the statement described in this paragraph. If a petition for appraisal is not timely filed, then the right to appraisal will cease.

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If a petition for an appraisal is timely filed by a holder of MDLY Common Stock who has properly perfected his, her or its appraisal rights in accordance with the provisions of Section 262, and a copy of the petition is delivered to the Surviving Company, the Surviving Company will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Register in Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares of MDLY Common Stock. The Delaware Court of Chancery will then determine which MDLY Stockholders have complied with the provisions of Section 262 and have become entitled to appraisal rights and may require the MDLY Stockholders demanding appraisal who hold certificated shares of MDLY Common Stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any MDLY Stockholder who fails to comply with this direction. With respect to the shares of MDLY Common Stock that are listed on a national securities exchange immediately prior to the MDLY Effective Time, the Delaware Court of Chancery shall dismiss the proceedings as to all MDLY Stockholders of such shares of MDLY Common Stock who are otherwise entitled to appraisal rights in connection with the MDLY Merger unless (i) the total number of shares of MDLY Common Stock entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, or (ii) the value of the MDLY Merger Consideration provided in the MDLY Merger for such total number of shares of MDLY Common Stock exceeds $1 million.

Determination of Fair Value

Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of MDLY Common Stock owned by such MDLY Stockholders in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of MDLY Common Stock at the MDLY Merger Effective Time held by all MDLY Stockholders who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the MDLY Merger. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such fair value, with interest thereon, if any, to the MDLY Stockholders entitled to receive the same, upon surrender by such MDLY Stockholders of their stock certificates or, in the case of book-entry shares of MDLY Common Stock, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the MDLY Merger Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the MDLY Merger Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

In determining the fair value, and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, Delaware courts have decided that the statutory appraisal remedy, in cases of unfair dealing, may or may not be a dissenter’s exclusive remedy.

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MDLY Stockholders considering seeking appraisal should be aware that the fair value of their shares of MDLY Common Stock as so determined could be more than, the same as or less than the consideration they would receive pursuant to the MDLY Merger Agreement if they did not seek appraisal of their shares of MDLY Common Stock and that an opinion as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value of your shares of MDLY Common Stock as determined under Section 262 could be greater than, the same as, or less than the value of the per share MDLY Merger Consideration. MDLY does not anticipate offering more than the per share MDLY Merger Consideration to any MDLY Stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of MDLY Common Stock is less than the value of the per share MDLY Merger Consideration.

The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs against the parties as the Delaware Court of Chancery deems to be equitable under the circumstances. However, costs do not include attorneys’ and expert witness fees. Each MDLY Stockholder is responsible for its own attorneys’ and expert witnesses’ expenses, although, upon application of a MDLY Stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any MDLY Stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of MDLY Common Stock entitled to appraisal.

Any MDLY Stockholder that has duly demanded an appraisal in compliance with Section 262 will not, after the MDLY Merger Effective Time, be entitled to vote the shares of MDLY Common Stock subject to that demand for any purpose or receive any dividends or other distributions on those shares of MDLY Common Stock, except dividends or other distributions payable to holders of record of shares of MDLY Common Stock as of a record date prior to the MDLY Merger Effective Time.

Any MDLY Stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the per share MDLY Merger Consideration by delivering a written withdrawal of the demand for appraisal to the Surviving Company, except that any attempt to withdraw made more than 60 days after the MDLY Merger Effective Time will require written approval of the Surviving Company. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any MDLY Stockholder without the approval of the Delaware Court of Chancery and such approval may be conditioned on the terms the Delaware Court of Chancery deems just, provided, however, that this provision will not affect the right of any MDLY Stockholder who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such MDLY Stockholder’s demand for appraisal and to accept the terms offered in the MDLY Merger Agreement within 60 days after the MDLY Merger Effective Time. If you fail to perfect, effectively withdraw or otherwise lose the right to appraisal, your shares of MDLY Common Stock will be converted into the right to receive the per share MDLY Merger Consideration, without interest thereon, less any withholding taxes in accordance with the MDLY Merger Agreement.

Failure to follow the steps required by Section 262 for perfecting appraisal rights will result in the loss of appraisal rights. In that event, you will be entitled to receive the per share MDLY Merger Consideration for your shares of MDLY Common Stock in accordance with the MDLY Merger Agreement. In view of the complexity of the provisions of Section 262, if you are an MDLY Stockholder and are considering exercising your appraisal rights under the DGCL, you should consult your own legal advisor.

THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262, THE DGCL WILL GOVERN.

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OTHER MATTERS

Sierra

Under MGCL and the Sierra Bylaws, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Sierra Special Meeting. Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters. No matters other than the matters described in this Joint Proxy Statement/Prospectus are anticipated to be presented for action at the Sierra Special Meeting or at any adjournment or postponement of the Sierra Special Meeting.

MCC

Under DGCL and the MCC Bylaws, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the MCC Special Meeting. Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters. No matters other than the matters described in this document are anticipated to be presented for action at the MCC Special Meeting or at any adjournment or postponement of the MCC Special Meeting.

MDLY

Under the MDLY Bylaws, only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to MDLY’s notice of meeting. MDLY will transact no other business at the MDLY Special Meeting except such business as may properly be brought before the MDLY Special Meeting or any adjournment or postponement thereof and included in the notice of the MDLY Special Meeting or an adjournment or postponement thereof.

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STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2019 ANNUAL MEETING

Sierra

If the Mergers are successfully consummated, the following would apply to the Combined Company.

The Sierra Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Sierra Board and the proposal of business to be considered by Sierra Stockholders may be made only (a) pursuant to Sierra’s notice of the meeting, (b) by the Sierra Board or (c) by a Sierra Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Sierra Bylaws. With respect to Sierra Special Meetings, only the business specified in its notice of the meeting may be brought before the meeting. Nominations of persons for election to the Sierra Board at a Sierra Special Meeting may be made only (a) pursuant to its notice of the meeting, (b) by the Sierra Board or (c) provided that the Sierra Board has determined that directors will be elected at the meeting, by a Sierra Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Sierra Bylaws.

The purpose of requiring the Sierra Stockholders to give Sierra advance notice of nominations and other business is to afford the Sierra Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Sierra Board, to inform Sierra Stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of Sierra Stockholders. Although the Sierra Bylaws do not give the Sierra Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Sierra and Sierra Stockholders.

Sierra’s annual meeting of stockholders is generally held in May of each year. Sierra will consider for inclusion in its proxy materials for the 2019 Annual Meeting of Stockholders, stockholder proposals that are received at its executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on November 16, 2018, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Any Sierra Stockholder who wishes to propose a nominee to the Sierra Board or propose any other business to be considered by the Sierra Stockholders (other than a stockholder proposal to be included in Sierra’s proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of the Sierra Bylaws. A Sierra Stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing, pursuant to the provision to the Sierra Bylaws, to Richard T. Allorto, Jr., Secretary, Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017, and the proposal should be received by Sierra no later than December 14, 2018 and no earlier than November 14, 2018. In the event that the date of the mailing of the notice of the 2018 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the mailing of the notice of this Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing for this Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of the notice for this Meeting or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2018 Annual Meeting of Stockholders is first made. Sierra reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to the Sierra Bylaws for more information regarding the information required to be included in a stockholder’s notice.

733

Sierra’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to Sierra’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to Sierra’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer

Sierra Income Corporation

280 Park Avenue, 6th Floor East

New York, New York 10017

The Audit Committee Chair may be contacted at:

Stephen R. Byers

Audit Committee Chair

Sierra Income Corporation

280 Park Avenue, 6th Floor East

New York, New York 10017

MCC

If the Mergers are completed, MCC will have no public stockholders and there will be no public participation in any of its stockholder meetings that occur after the completion of the Mergers. However, if the Mergers are not completed, MCC will continue to hold annual meetings of MCC Stockholders. Any stockholder nominations or proposals for other business intended to be presented at MCC’s next annual meeting, if any, must be submitted to MCC as set forth below.

The submission of a proposal does not guarantee its inclusion in the MCC’s proxy statement or presentation at a meeting of MCC Stockholders unless certain securities law requirements are met. MCC expects that the 2019 Annual Meeting of Stockholders would be held in February 2019, but the exact date, time, and location of that meeting have yet to be determined. A MCC Stockholder who intends to present a proposal at that annual meeting, including the nomination of a director, must submit the proposal in writing to Richard T. Allorto, Jr., Secretary, Medley Capital Corporation, at its address of 280 Park Avenue, 6th Floor East, New York, NY 10017, and the proposal should have been received by MCC between June 24, 2018 and 5:00 p.m. Eastern Time on August 23, 2018. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the 2018 Annual Meeting of Stockholders, a timely notice by the MCC Stockholder must be delivered not later than the close of business on the later of the ninetieth (90th) day prior to that annual meeting or the fifteenth (15th) day following the day on which public announcement of the date of that annual meeting is first made. If the MCC Stockholder is not seeking inclusion of a proposal in the MCC’s proxy statement for that annual meeting, timely notice consists of the MCC Stockholder’s notice delivered to or mailed and received at MCC’s address not less than ninety (90) days prior to the date of that annual meeting. MCC reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

MCC’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to MCC’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to MCC’s Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

734

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer

Medley Capital Corporation

280 Park Avenue, 6th Floor East

New York, New York 10017

The Audit Committee Chairman may be contacted at:

Mr. John E. Mack

Audit Committee Chair

Medley Capital Corporation

280 Park Avenue, 6th Floor East

New York, New York 10017

MDLY

If the Mergers are completed, Merger Sub will have no public stockholders and there will be no public participation in any of its stockholder meetings that occur after the completion of the Mergers. However, if the Mergers are not completed, MDLY will continue to hold annual meetings of stockholders. Any stockholder nominations or proposals for other business intended to be presented at MDLY’s next annual meeting, if any, must be submitted to MDLY as set forth below.

If any MDLY Stockholder wishes to propose a matter for consideration at the 2019 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to MDLY’s General Counsel and Secretary, Medley Management Inc., 280 Park Avenue, 6th Floor East, New York, NY 10017. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in MDLY’s 2019 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by MDLY’s Secretary within a reasonable time before MDLY begins to print and send its proxy materials for the Annual Meeting of MDLY Stockholders to be held in 2019. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, the MDLY Bylaws permit stockholders to nominate directors and present other business for consideration at the Annual Meeting of MDLY Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of MDLY Stockholders to be held in 2019, you must submit a timely notice in accordance with the procedures described in the MDLY Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of MDLY not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, because MDLY did not hold an annual meeting of stockholders in 2018, to be presented at the Annual Meeting of MDLY Stockholders to be held in 2019, such a proposal must be received no earlier than 120 days prior to the Annual Meeting of Stockholders to be held in 2019 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2019 or 10 calendar days following the day on which public announcement of the date of such Annual Meeting of MDLY Stockholders is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in the MDLY Bylaws.

735

STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this Joint Proxy Statement/Prospectus is being delivered to multiple stockholders of Sierra, MCC, and MDLY unless they have previously received contrary instructions from one or more of their respective stockholders. Stockholders who hold shares in “street name” can request further information on householding through their banks, brokers or other holders of record.

Sierra

On written or oral request by DST Systems, Sierra’s transfer agent at P.O. Box 219312, Kansas City, Missouri 64121-9312, telephone number: (816) 435-1000, Sierra will deliver promptly a separate copy of this Joint Proxy Statement/Prospectus to a Sierra Stockholder at a shared address to which a single copy of this Joint Proxy Statement/Prospectus was delivered. Sierra Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Sierra’s proxy statements and annual reports should provide written or oral notice to DST Systems at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of Sierra’s proxy statements and annual reports, must contact their banks and brokers.

MCC

On written or oral request by American Stock Transfer & Trust Company, MCC’s transfer agent at 6201 15th Avenue, Brooklyn, New York, 11219, telephone number: (800) 937-5449, MCC will deliver promptly a separate copy of this Joint Proxy Statement/Prospectus to a MCC Stockholder at a shared address to which a single copy of this Joint Proxy Statement/Prospectus was delivered. MCC Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of MCC’s proxy statements and annual reports should provide written or oral notice to American Stock Transfer & Trust Company at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of MCC’s proxy statements and annual reports, must contact their banks and brokers.

MDLY

On written or oral request by American Stock Transfer & Trust Company, MDLY’s transfer agent at 6201 15th Avenue, Brooklyn, New York, 11219, telephone number: (800) 937-5449, MDLY will deliver promptly a separate copy of this Joint Proxy Statement/Prospectus to a MDLY Stockholder at a shared address to which a single copy of this Joint Proxy Statement/Prospectus was delivered. MDLY Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of MDLY’s proxy statements and annual reports should provide written or oral notice to American Stock Transfer & Trust Company at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of MDLY’s proxy statements and annual reports, must contact their banks and brokers.

736

WHERE YOU CAN FIND MORE INFORMATION

Sierra has filed this Joint Proxy Statement/Prospectus as part of a Registration Statement under the Securities Act on Form N-14 (File No. 333- [ ]). The Registration Statement on Form N-14 includes a proxy statement for each of the Companies with respect to the Mergers and related matters and a prospectus of Sierra with respect to the Mergers and the shares of Sierra Common Stock to be issued in connection with the Mergers.

Each of the Companies is subject to the informational requirements of the Exchange Act. In addition, Sierra and MCC are BDCs subject to certain provisions of the Investment Company Act, and MDLY operates as a holding company, and its sole material asset is a controlling equity interest in Medley LLC. In accordance with the Exchange Act, each of the Companies files periodic reports, current reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by any of the Companies with the SEC can be inspected and copied, free of charge, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies also may be obtained directly, free of charge, from Sierra’s website (www.sierraincomecorp.com), MCC’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com), or by calling any of the Companies at 212-759-0777.

The information of each of Sierra, MCC, and MDLY files with the SEC is available free of charge by contacting it at 280 Park Avenue, 6th Floor East, New York, New York 10017 or by telephone at 280 Park Avenue, 6th Floor East, New York, New York 10017 or by telephone at (212) 759-0777 and from Sierra’s website (www.sierraincomecorp.com), MCC’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Information contained on Sierra’s website, MCC’s website, or MDLY’s website is not incorporated into this Joint Proxy Statement/Prospectus and you should not consider such information to be part of this document.

737

F-1

F-2

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Sierra Income Corporation

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Sierra Income Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2017 and 2016, the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017 and 2016, by correspondence with the custodian, directly with counterparties and management of the portfolio companies, debt agents, and brokers, or by other appropriate auditing procedures where replies were not received, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst and Young LLP

We have served as the Company’s auditor since 2011.

New York, New York

March 12, 2018

F-3

Sierra Income Corporation

Consolidated Statements of Assets and Liabilities

	As of
	December 31, 2017	December 31, 2016
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $975,968,734 and $921,626,572, respectively)	$917,820,822	$885,400,856
Controlled/affiliated investments (amortized cost of $153,660,073 and $104,855,866, respectively)	146,288,268	97,743,466
Investments at fair value	1,064,109,090	983,144,322
Cash and cash equivalents	64,909,759	99,400,794
Cash collateral on total return swap (Note 5)	48,000,000	79,620,942
Interest receivable from non-controlled/non-affiliated investments	9,039,243	10,251,559
Interest receivable from controlled/affiliated investments	638,458	1,028,321
Receivable due on total return swap (Note 5)	462,555	1,289,163
Receivable for Company shares sold	235,060	533,123
Unsettled trades receivable	339,573	368,819
Prepaid expenses and other assets	219,096	201,932
Due from affiliate (Note 7)	—	7,892,273
Total assets	$1,187,952,834	$1,183,731,248

LIABILITIES
Revolving credit facilities payable (net of deferred financing costs of $5,286,927 and $4,340,533, respectively) (Note 6)	$429,713,073	$385,659,467
Unrealized depreciation on total return swap (Note 5)	5,354,868	13,647,330
Base management fees payable (Note 7)	5,196,997	5,138,107
Incentive fees payable (Note 7)	2,827,372	1,405,419
Accounts payable and accrued expenses	1,755,968	1,839,497
Interest payable	1,822,523	1,230,530
Administrator fees payable	695,777	850,678
Unsettled trades payable	308,233	466,727
Deferred tax liability	291,454	244,622
Due to affiliate (Note 7)	—	135,784
Total liabilities	$447,966,265	$410,618,161

Commitments (Note 11)

NET ASSETS
Common shares, par value $0.001 per share, 250,000,000 common shares authorized, 96,620,231 and 94,666,418 common shares issued and outstanding, respectively	$96,620	$94,666
Capital in excess of par value	843,592,066	830,738,206
Accumulated distribution in excess of net realized gain/(loss) from investments and total return swap	(49,402,054)	(20,333,057)
Accumulated undistributed net investment income	16,779,377	19,756,740
Net unrealized depreciation on investments and total return swap, net of provision for taxes of ($204,854) and ($158,022), respectively	(71,079,440)	(57,143,468)
Total net assets	739,986,569	773,113,087
Total liabilities and net assets	$1,187,952,834	$1,183,731,248
NET ASSET VALUE PER COMMON SHARE	$7.66	$8.17

See accompanying notes to the consolidated financial statements.

F-4

Sierra Income Corporation

Consolidated Statements of Operations

	For the years ended December 31,
	2017	2016	2015
INVESTMENT INCOME
Interest and dividends from investments
Non-controlled/non-affiliated investments:
Cash	$84,190,229	$82,231,788	$71,911,830
Payment-in-kind	4,040,822	2,718,606	2,973,290
Controlled/affiliated investments:
Cash	9,688,137	5,557,250	101,250
Payment-in-kind	1,703,919	511,529	—
Total interest and dividend income	99,623,107	91,019,173	74,986,370
Fee income (Note 12)	7,403,437	8,703,896	10,651,257
Interest from cash and cash equivalents	148,993	57,427	2,073
Total investment income	107,175,537	99,780,496	85,639,700
EXPENSES
Base management fees (Note 7)	21,233,065	19,928,802	17,234,293
Interest and financing expenses	18,258,556	14,812,427	11,190,879
Incentive fees (Note 7)	4,700,177	9,281,479	4,434,352
General and administrative expenses	3,985,647	4,359,647	3,274,836
Administrator expenses (Note 7)	3,029,745	2,847,745	2,261,789
Offering costs	1,409,036	2,572,234	4,208,013
Professional fees	1,819,899	2,106,819	2,374,675
Organizational and offering costs reimbursed to Affiliate (Note 7)	—	—	443,687
Total expenses	54,436,125	55,909,153	45,422,524
Expense support reimbursement (Note 7)	—	(16,093,129)	(6,283,327)
Total expenses, net of expense support reimbursement	54,436,125	39,816,024	39,139,197
Net investment income before excise taxes	52,739,412	59,964,472	46,500,503
Excise tax expense	235,942	—	—
NET INVESTMENT INCOME	52,503,470	59,964,472	46,500,503
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from non-controlled/non-affiliated investments	(24,658,404)	(19,932,571)	(264,308)
Net realized gain/(loss) on total return swap (Note 5)	(1,403,938)	6,812,173	11,574,160
Net change in unrealized appreciation/(depreciation) on non-controlled/non-affiliated investments	(21,922,197)	15,914,160	(48,086,452)
Net change in unrealized appreciation/(depreciation) on controlled/affiliated investments	(259,405)	(7,202,133)	89,733
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	8,292,462	13,718,489	(19,714,222)
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	(46,832)	54,205	(212,227)
Net gain/(loss) on investments	(39,998,314)	9,364,323	(56,613,316)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,505,156	$69,328,795	$(10,112,813)
WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.13	$0.77	$(0.14)
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.55	$0.66	$0.66
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED (Note 10)	96,248,024	90,424,090	70,648,292

See accompanying notes to the consolidated financial statements.

F-5

Sierra Income Corporation

Consolidated Statements of Changes in Net Assets

	For the years ended December 31,
	2017	2016	2015
INCREASE/(DECREASE) FROM OPERATIONS
Net investment income	$52,503,470	$59,964,472	$46,500,503
Net realized gain/(loss) on investments	(24,658,404)	(19,932,571)	(264,308)
Net realized gain/(loss) on total return swap (Note 5)	(1,403,938)	6,812,173	11,574,160
Net change in unrealized appreciation/(depreciation) on investments	(22,181,602)	8,712,027	(47,996,719)
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	8,292,462	13,718,489	(19,714,222)
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	(46,832)	54,205	(212,227)
Net increase/(decrease) in net assets resulting from operations	12,505,156	69,328,795	(10,112,813)
SHAREHOLDER DISTRIBUTIONS
Distributions from net investment income (Note 2)	(61,549,954)	(68,596,940)	(40,302,852)
Distributions from return of capital (Note 2)	—	—	(16,060,726)
Distributions from net realized gains	—	—	(441,052)
Net decrease in net assets from shareholder distributions	(61,549,954)	(68,596,940)	(56,804,630)
COMMON SHARE TRANSACTIONS
Issuance of common shares, net of underwriting costs	17,625,562	97,948,176	234,419,750
Issuance of common shares pursuant to distribution reinvestment plan	27,821,118	32,478,892	27,227,730
Repurchase of common shares	(29,528,400)	(32,169,935)	(7,125,851)
Net increase in net assets resulting from common share transactions	15,918,280	98,257,133	254,521,629
Total increase/(decrease) in net assets	(33,126,518)	98,988,988	187,604,186
Net assets at beginning of year	773,113,087	674,124,099	486,519,913
Net assets at end of period(1)	$739,986,569	$773,113,087	$674,124,099
Net asset value per common share	$7.66	$8.17	$8.16
Common shares outstanding, beginning of period	94,666,418	82,623,649	54,260,324
Issuance of common shares	2,171,515	11,996,965	26,083,095
Issuance of common shares pursuant to distribution reinvestment plan	3,454,065	3,991,569	3,088,090
Repurchase of common shares	(3,671,767)	(3,945,765)	(807,860)
Common shares outstanding, end of period	96,620,231	94,666,418	82,623,649
DISTRIBUTIONS DECLARED PER COMMON SHARE	$0.64	$0.76	$0.80

(1)	Net assets at end of year include distribution in excess of net investment income and accumulated undistributed net investment income/(loss) of $16,779,377, $19,756,740 and $21,178,346 for the years ended December 31, 2017, 2016 and 2015, respectively.

See accompanying notes to the consolidated financial statements.

F-6

Sierra Income Corporation

Consolidated Statements of Cash Flows

	For the years ended December 31,
	2017	2016	2015
Cash flows from operating activities
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$12,505,156	$69,328,795	$(10,112,813)
ADJUSTMENT TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Payment-in-kind interest income	(5,744,741)	(3,230,135)	(2,973,290)
Net amortization of premium on investments	(1,432,253)	(879,328)	(658,312)
Amortization of deferred financing costs	1,581,107	1,318,653	1,228,474
Net realized (gain)/loss on investments	24,658,404	19,932,571	264,308
Net change in unrealized (appreciation)/depreciation on investments	22,181,602	(8,712,027)	47,996,719
Net change in unrealized (appreciation)/depreciation on total return swap (Note 5)	(8,292,462)	(13,718,489)	19,714,222
Purchases and originations	(499,006,970)	(330,626,275)	(524,893,734)
Proceeds from sale of investments and principal repayments	378,379,190	247,733,316	189,816,908
(Increase)/decrease in operating assets:
Cash collateral on total return swap (Note 5)	31,620,942	(2,590,972)	(20,152,042)
Unsettled trades receivable	29,246	(97,883)	153,705
Due from affiliate (Note 7)	7,892,273	(577,406)	(318,937)
Interest receivable from non-controlled/non-affiliated investments	1,212,316	(2,896,731)	(2,141,223)
Interest receivable from controlled/affiliated investments	389,863	(927,071)	(101,250)
Receivable for Company shares sold	298,063	(533,123)	—
Receivable due on total return swap (Note 5)	826,608	204,090	(397,671)
Prepaid expenses and other assets	(17,164)	(80,834)	280,599
Increase/(decrease) in operating liabilities:
Unsettled trades payable	(158,494)	466,727	(16,935,000)
Management fee payable ( Note 7)	58,890	452,011	1,414,709
Accounts payable and accrued expenses	(83,529)	(341,652)	(246,694)
Incentive fees payable (Note 7)	1,421,953	(389,849)	1,795,268
Administrator fees payable	(154,901)	332,748	67,872
Interest payable	591,993	(50,941)	632,974
Deferred tax liability	46,832	(54,205)	212,277
Due to affiliate (Note 7)	(135,784)	(559,749)	(879,204)
NET CASH USED IN OPERATING ACTIVITIES	(31,331,860)	(26,497,759)	(316,232,135)
Cash flows from financing activities:
Borrowings under revolving credit facility	275,000,000	130,000,000	408,500,000
Repayments of revolving credit facility	(230,000,000)	(125,000,000)	(260,000,000)
Proceeds from issuance of common shares, net of underwriting costs	17,625,562	97,948,176	234,419,750
Payment of cash distributions	(33,728,836)	(36,118,048)	(29,576,900)
Financing costs paid	(2,527,501)	(2,419,782)	(2,075,876)
Repurchase of common shares	(29,528,400)	(32,169,935)	(7,125,851)
NET CASH PROVIDED BY/(USED IN) FINANCING ACTIVITIES	(3,159,175)	32,240,411	344,141,123
TOTAL INCREASE/(DECREASE) IN CASH	(34,491,035)	5,742,652	27,908,988
CASH AT BEGINNING OF YEAR	99,400,794	93,658,142	65,749,154
CASH AT END OF YEAR	$64,909,759	$99,400,794	$93,658,142
Supplemental Information:
Cash paid during the year for interest	$16,085,456	$13,544,716	$9,329,431
Supplemental non-cash information:
Non-cash purchase of investments	$30,490,222	$32,805,477	$—
Non-cash sale of investments	30,490,222	32,805,477	—
Payment-in-kind interest income	5,499,977	3,230,135	2,973,290
Amortization of deferred financing costs	1,581,107	1,318,653	1,228,474
Net amortization of premium on investments	1,432,253	879,328	658,312
Issuance of common shares in connection with distribution reinvestment plan	$27,821,118	$32,478,892	$27,227,730

See accompanying notes to the consolidated financial statements.

F-7

Sierra Income Corporation

Consolidated Schedule of Investments

As of December 31, 2017

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets

Non-controlled/non-affiliated investments – 124.0%

AAAHI Acquisition Corporation	Transportation: Consumer	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)	12/15/2021	$7,098,364	$7,098,364	$7,098,364	1.0%
		Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	12/14/2018	515,730	515,730	515,730	0.1%
				7,614,094	7,614,094	7,614,094

Advanced Diagnostic Holdings, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.875% Floor (4)(5)	12/11/2020	14,582,109	14,582,109	14,582,109	2.0%
				14,582,109	14,582,109	14,582,109

Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (7)	2/25/2022	6,166,263	5,961,599	5,917,762	0.8%
				6,166,263	5,961,599	5,917,762

Alpine SG, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	11/16/2022	4,642,857	4,642,857	4,642,857	0.6%
		Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)	11/16/2022	13,500,000	13,500,000	13,500,000	1.8%
				18,142,857	18,142,857	18,142,857

American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	9/25/2023	7,250,000	7,250,000	7,337,000	1.0%
				7,250,000	7,250,000	7,337,000

Amerijet Holdings, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (5)(7)	7/15/2021	13,349,908	13,349,908	13,616,906	1.8%
				13,349,908	13,349,908	13,616,906

AMMC CLO 17, Limited Series 2015-17A	Multi-Sector Holdings	Subordinated Notes 16.471% effective yield (8)(9)(10)	11/15/2027	5,000,000	3,537,556	4,237,500	0.6%
				5,000,000	3,537,556	4,237,500

Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)	8/18/2021	10,000,000	9,941,988	10,000,000	1.4%
				10,000,000	9,941,988	10,000,000

Answers Finance, LLC	High Tech Industries	Senior Secured First Lien Term Loan Base Rate + 5.000%	4/15/2021	1,288,514	1,288,514	1,288,514	0.2%
		Senior Secured Second Lien Term Loan Base Rate + 4.500% (19)	9/15/2021	2,003,594	2,003,594	2,003,594	0.3%
		Common Stock - 1,936 shares (11)		—	5,426,955	5,426,195	0.7%
				3,292,108	8,719,063	8,718,303

APCO Holdings, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(7)	1/31/2022	4,124,797	4,033,466	4,124,797	0.6%
				4,124,797	4,033,466	4,124,797

Apidos CLO XXIV, Series 2016-24A	Multi-Sector Holdings	Subordinated Notes 8.748% effective yield (5)(8)(9)(10)	7/20/2027	18,357,647	14,627,243	14,497,034	2.0%
				18,357,647	14,627,243	14,497,034

F-8

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
Asurion, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)	8/4/2025	5,950,000	5,950,000	6,069,000	0.8%
				5,950,000	5,950,000	6,069,000

Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)(12)	3/31/2022	25,000,000	25,000,000	25,000,000	3.4%
				25,000,000	25,000,000	25,000,000

Barry’s Bootcamp Holdings, LLC	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	7/14/2022	8,571,429	8,571,429	8,571,429	1.2%
				8,571,429	8,571,429	8,571,429

Birch Communications Inc.	Telecommunications	Senior Secured First Lien Term Loan LIBOR + 7.250%, 1.000% Floor (5)(7)	7/17/2020	13,066,112	12,945,213	12,944,597	1.7%
				13,066,112	12,945,213	12,944,597

Black Angus Steakhouses, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)(5)(6)(12)	4/24/2020	892,857	892,857	725,670	0.1%
		Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)\(5)(12)	4/24/2020	19,123,884	19,123,884	18,399,089	2.5%
				20,016,741	20,016,741	19,124,759

Brook & Whittle Holding Corp.	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(6)	10/17/2023	3,041,785	3,041,785	3,041,785	0.4%
				3,041,785	3,041,785	3,041,785

Central States Dermatology Services, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(6)(7)	4/20/2022	2,975,910	2,975,910	2,975,910	0.4%
				2,975,910	2,975,910	2,975,910

Charming Charlie LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, 1.500% PIK (4)(13)	12/24/2019	14,078,861	8,212,738	422,366	0.1%
		Senior Secured First Lien Term Loan Base Rate + 3.500% (6)(19)	6/8/2018	1,215,520	1,215,520	1,215,520
				15,294,381	9,428,258	1,637,886

Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 4.750%, 1.000% Floor (5)(7)	10/4/2024	5,384,615	5,371,504	5,384,615	0.8%
		Senior Secured First Lien Term Loan LIBOR + 4.750%, 1.000% Floor (5)(6)(7)	10/4/2024	297,949	294,015	297,949
				5,682,564	5,665,519	5,682,564

CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term Loan Base Rate + 5.500%, PIK (5)(13)	4/1/2019	224,970	209,515	59,729	0.0%
		Senior Secured First Lien Term Loan Base Rate + 8.500%, PIK (5)(13)	4/1/2019	1,655,407	717,016	—	0.0%
		Preferred Units LIBOR+9.500%, 1.000% Floor, PIK(4)(5)(12)		—	—	—	0.0%
		Common Units - 41 units(5)(11)		—	—	—	0.0%
				1,880,377	926,531	59,729

CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (5)(7)	7/28/2025	12,345,000	12,300,357	12,283,275	1.7%
				12,345,000	12,300,357	12,283,275

F-9

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
CSP Technologies North America, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (4)(5)	1/31/2022	4,948,749	4,948,749	4,948,749	0.7%
				4,948,749	4,948,749	4,948,749

CSTN Merger Sub Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan 6.750% (5)(8)(14)	8/15/2024	2,500,000	2,500,000	2,487,750	0.3%
				2,500,000	2,500,000	2,487,750

Deliver Buyer, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)	5/1/2024	3,034,875	3,017,378	3,034,875	0.4%
				3,034,875	3,017,378	3,034,875

DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.500% Floor (5)(7)	11/10/2019	2,567,024	2,567,024	2,567,024	0.3%
		Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.500% Floor, PIK (5)(7)(13)	11/10/2019	9,501,965	9,207,947	3,834,043	0.5%
		Senior Secured First Lien Term Loan LIBOR + 12.250%, 1.500% Floor, PIK (5)(7)(13)	11/10/2019	8,250,230	7,257,481	—	0.0%
		Senior Secured First Lien Term Loan LIBOR + 13.250%, 1.500% Floor, PIK (5)(7)(13)	11/10/2019	7,754,662	2,940,892	—	0.0%
		Common Units - 769,230 units (5)(11)		—	769,231	—	0.0%
				28,073,881	22,742,575	6,401,067

Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 7.000%, 1.000% Floor (7)	5/19/2021	10,000,000	10,048,123	10,000,000	1.4%
				10,000,000	10,048,123	10,000,000

Dryden 38 Senior Loan Fund, Series 2015-38A	Multi-Sector Holdings	Subordinated Notes 13.246% effective yield (8)(9)(10)	7/15/2027	7,000,000	4,919,153	5,032,300	0.7%
				7,000,000	4,919,153	5,032,300

Dryden 43 Senior Loan Fund, Series 2016-43A	Multi-Sector Holdings	Subordinated Notes 10.546% effective yield (5)(8)(9)(10)	7/20/2029	3,620,000	2,954,917	2,874,642	0.4%
				3,620,000	2,954,917	2,874,642

Dryden 49 Senior Loan Fund, Series 2017-49A	Multi-Sector Holdings	Subordinated Notes 13.408% effective yield (5)(9)(10)	7/18/2030	17,233,288	15,325,601	15,777,075	2.1%
				17,233,288	15,325,601	15,777,075

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan 13.500% PIK + LIBOR (5)(7)	6/6/2018	9,910,049	9,910,049	8,435,434	1.1%
				9,910,049	9,910,049	8,435,434

Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (6)(7)	1/15/2021	9,666,845	9,666,845	9,666,845	1.3%
				9,666,845	9,666,845	9,666,845

Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (4)(5)	7/18/2025	2,010,638	1,991,468	1,990,532	0.3%
		Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (4)(5)(6)	7/18/2025	201,064	201,064	198,670	0.0%
				2,211,702	2,192,532	2,189,202

F-10

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
First Boston Construction Holdings, LLC	Banking, Finance, Insurance & Real Estate	Senior secured first lien notes 12.000% (5)	12/31/2020	6,585,000	6,585,000	6,610,023	0.9%
		Preferred Equity - 1,646,250 units (5)(11)		—	1,646,250	1,646,250	0.2%
				6,585,000	8,231,250	8,256,273

FKI Security Group, LLC	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (5)(7)	3/30/2020	11,562,500	11,562,500	11,562,500	1.6%
				11,562,500	11,562,500	11,562,500

Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)(7)	2/7/2023	13,806,751	13,806,751	14,004,188	1.9%
				13,806,751	13,806,751	14,004,188

Frontier Communications Corp.	Telecommunications	Senior secured first lien notes 10.500% (8)(9)	9/15/2022	2,000,000	2,000,000	1,513,800	0.2%
				2,000,000	2,000,000	1,513,800

Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 4.250%, 1.000% Floor (7)	5/28/2021	4,141,927	4,095,099	4,141,927	0.6%
		Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (7)	5/30/2022	9,500,000	9,521,331	9,448,700	1.3%
				13,641,927	13,616,430	13,590,627

GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 10.250%, 1.000% Floor (4)	1/20/2022	10,000,000	10,000,000	9,752,000	1.3%
				10,000,000	10,000,000	9,752,000

Global Eagle Entertainment, Inc.	Telecommunications	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (5)(15)	1/6/2023	4,121,250	4,053,177	4,121,250	0.6%
				4,121,250	4,053,177	4,121,250

Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000% (5)(8)(13)	11/15/2016	766,616	754,615	122,658	0.0%
		Warrants - 0.00% of outstanding equity (5)(11)		—	29,000	—	0.0%
				766,616	783,615	122,658

HBC Holdings LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)	3/30/2020	12,262,500	12,262,500	12,252,690	1.7%
				12,262,500	12,262,500	12,252,690

Heligear Acquisition Co.	Aerospace & Defense	Senior secured first lien notes 10.250% (5)(8)	10/15/2019	15,000,000	15,000,000	15,318,000	2.1%
				15,000,000	15,000,000	15,318,000

High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior secured first lien notes 8.875% (5)(8)	3/15/2025	2,000,000	2,000,000	1,776,200	0.2%
				2,000,000	2,000,000	1,776,200

Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)	5/29/2018	4,515,605	4,503,823	3,216,465	0.4%
				4,515,605	4,503,823	3,216,465

Hylan Datacom & Electrical LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (5)(7)	7/25/2021	15,059,976	15,059,976	15,210,575	2.1%
				15,059,976	15,059,976	15,210,575

F-11

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
Ignite Restaurant Group, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan Base Rate + 6.000% (13)(19)	2/13/2019	6,354,341	6,140,155	217,318	0.0%
				6,354,341	6,140,155	217,318

IHS Intermediate, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)	7/20/2022	25,000,000	25,000,000	25,000,000	3.4%
				25,000,000	25,000,000	25,000,000

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (4)(5)(16)	6/21/2023	8,950,000	8,826,856	8,815,750	1.2%
				8,950,000	8,826,856	8,815,750

Impact Sales, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	12/30/2021	4,853,857	4,853,857	4,720,525	0.6%
				4,853,857	4,853,857	4,720,525

Interflex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (5)(7)	8/18/2022	14,137,500	14,137,500	14,137,500	1.9%
				14,137,500	14,137,500	14,137,500

Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (5)(7)(12)	6/30/2020	23,866,435	23,866,435	24,105,100	3.3%
				23,866,435	23,866,435	24,105,100

IOP Monroe Acquisition, Inc.	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (5)(6)(7)	4/1/2022	975,000	975,000	975,000	0.1%
				975,000	975,000	975,000

Isola USA Corp.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)(13)	11/29/2018	9,131,742	7,707,403	5,547,533	0.7%
				9,131,742	7,707,403	5,547,533

Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 9.250%, 1.000% Floor (4)(5)(16)	5/1/2025	7,000,000	6,870,343	6,898,500	0.9%
				7,000,000	6,870,343	6,898,500

L&S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	2/15/2022	11,562,500	11,562,500	11,709,344	1.6%
				11,562,500	11,562,500	11,709,344

Lighthouse Network, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (5)(7)(16)	11/28/2025	9,950,000	9,851,416	9,850,500
				9,950,000	9,851,416	9,850,500

Livingston International Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.250% Floor (4)(9)	4/17/2020	4,613,287	4,480,497	4,520,560	0.6%
				4,613,287	4,480,497	4,520,560

LSF9 Atlantis Holdings, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(7)	5/1/2023	6,621,575	6,569,770	6,621,575	0.9%
				6,621,575	6,569,770	6,621,575

F-12

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)	6/6/2020	2,838,571	2,832,091	2,737,234	0.4%
				2,838,571	2,832,091	2,737,234

Magnetite XIX, Limited	Multi-Sector Holdings	Subordinated Notes LIBOR + 7.610% (8) (9) (10)	7/17/2030	2,000,000	1,875,000	1,875,000	0.3%
		Subordinated Notes 14.525% effective yield (5) (8) (9) (10)	7/17/2030	13,730,209	12,256,271	12,255,585	1.7%
				15,730,209	14,131,271	14,130,585

Manna Pro Products, LLC	Consumer Goods: Non-durable	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	12/8/2023	4,166,667	4,166,667	4,166,667
				4,166,667	4,166,667	4,166,667

Nathan’s Famous Inc.	Beverage & Food	Senior secured first lien notes 6.625% (5)(8)(9)(14)	11/1/2025	4,950,000	4,967,041	5,144,535	0.7%
				4,950,000	4,967,041	5,144,535

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(16)	7/14/2022	15,877,190	15,867,455	15,877,190	2.1%
				15,877,190	15,867,455	15,877,190

Novetta Solutions, LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)	10/16/2023	11,000,000	10,915,540	10,225,600	1.4%
				11,000,000	10,915,540	10,225,600

Nuspire, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	11/8/2022	6,310,000	6,310,000	6,310,000	0.9%
				6,310,000	6,310,000	6,310,000

Omnitracs, LLC	Telecommunications	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (4)	5/25/2021	7,000,000	7,009,042	7,000,000	0.9%
				7,000,000	7,009,042	7,000,000

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (4)(5)	12/31/2018	12,450,782	12,450,782	12,450,782	1.7%
		Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (4)(5)	12/31/2018	8,751,527	8,751,527	8,751,527	1.2%
				21,202,309	21,202,309	21,202,309

Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 9.500%, 1.000% Floor (4)(5)	10/11/2021	14,815,737	14,339,545	14,894,260	2.0%
		Warrants - 2.09% of outstanding equity (5)(11)		—	669,709	111,251	0.0%
				14,815,737	15,009,254	15,005,511

Payless Holdings LLC	Retail	Common Stock - 37,126 shares (11)		—	543,120	543,153	0.1%
				—	543,120	543,153

Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term Loan LIBOR + 3.000%, 1.000% Floor (4)(16)	1/26/2023	1,984,848	1,844,566	1,493,598	0.2%
				1,984,848	1,844,566	1,493,598

F-13

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (4)(5)(12)(16)	9/3/2023	9,000,000	9,000,000	9,000,000	1.2%
				9,000,000	9,000,000	9,000,000

Preferred Proppants, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (4)	7/27/2020	5,933,969	4,953,814	5,454,504	0.7%
				5,933,969	4,953,814	5,454,504

Press Ganey Holdings, Inc	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 6.500%, 1.000% Floor (7)	10/21/2024	8,753,172	8,823,199	8,753,172	1.2%
				8,753,172	8,823,199	8,753,172

PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(5)(6)	11/30/2021	8,042,410	8,042,410	8,042,410	1.1%
				8,042,410	8,042,410	8,042,410

Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.250% Floor (4)(5)	11/1/2019	2,000,000	2,000,000	1,913,600	0.3%
				2,000,000	2,000,000	1,913,600

RESIC Enterprises, LLC	Beverage & Food	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (5)(7)	11/10/2025	15,000,000	15,000,000	15,000,000	2.0%
				15,000,000	15,000,000	15,000,000

Resolute Investment Managers, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 7.500%, 1.000% Floor (4)(5)	4/30/2023	9,950,000	9,866,809	9,950,000	1.3%
				9,950,000	9,866,809	9,950,000

Rhombus Cinema Holdings, LP	Media: Diversified & Production	Preferred Equity 10.000% PIK - 7,449 shares (5)(9)		—	4,584,207	5,123,448	0.7%
		Common Units - 3,163 units (5) (9) (11)		—	3,162,793	1,848,273	0.2%
				—	7,747,000	6,971,721

RMS Holding Company, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4) (5)	11/16/2022	14,962,500	14,962,500	14,962,500	2.0%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	11/16/2022	1,262,593	1,262,593	1,262,593	0.2%
				16,225,093	16,225,093	16,225,093

SavATree, LLC	Environmental Industries	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (5)(6)(7)	6/2/2022	4,058,089	4,058,089	4,082,837	0.6%
				4,058,089	4,058,089	4,082,837

SFP Holding, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(6)	9/1/2022	4,277,778	4,277,778	4,277,778	0.6%
		Equity - 0.94% of outstanding equity (5) (11)		—	400,000	400,000	0.1%
				4,277,778	4,677,778	4,677,778

Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (4)(5)	7/31/2020	22,187,500	22,187,500	21,284,469	2.9%
				22,187,500	22,187,500	21,284,469

F-14

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
Simplified Logistics, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	2/28/2022	402,500	402,500	402,500	0.1%
		Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	2/28/2022	17,855,593	17,855,593	17,855,593
				18,258,093	18,258,093	18,258,093

Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (7)	4/28/2020	15,000,000	15,000,000	15,000,000	2.0%
				15,000,000	15,000,000	15,000,000

SMART Financial Operations, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 10.000%, 1.000% Floor (4)(5)(6)	11/22/2021	3,700,000	3,700,000	3,798,000	0.5%
		Preferred Equity - 1,000,000 units (5) (9) (11)		1,000,000	1,000,000	1,050,000	0.1%
				4,700,000	4,700,000	4,848,000

Smile Doctors LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (5)(7)	10/6/2022	4,401,871	4,401,871	4,401,870	0.6%
		Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (5)(6)(7)	10/6/2022	823,065	823,065	823,065	0.1%
				5,224,936	5,224,936	5,224,935

Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)	6/2/2022	4,838,750	4,838,750	4,838,750	0.7%
				4,838,750	4,838,750	4,838,750

SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	2/17/2022	19,353,750	19,353,750	19,522,128	2.6%
				19,353,750	19,353,750	19,522,128

Starfish Holdco LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)(5)	8/18/2025	4,000,000	3,942,308	3,940,000	0.5%
				4,000,000	3,942,308	3,940,000

TCH-2 Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (7)(16)	11/6/2021	3,636,364	3,603,131	3,636,364	0.5%
				3,636,364	3,603,131	3,636,364

Techniplas, LLC	Automotive	Senior Secured First Lien Notes 10.000% (8)	5/1/2020	6,000,000	6,000,000	4,930,200	0.7%
				6,000,000	6,000,000	4,930,200

The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)	5/24/2021	9,375,000	9,345,609	9,277,500	1.3%
				9,375,000	9,345,609	9,277,500

The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)(5)(16)	5/27/2022	7,500,000	7,500,000	7,500,000	1.0%
				7,500,000	7,500,000	7,500,000

Transocean Phoenix 2 Ltd.	Energy: Oil & Gas	Senior Secured First Lien Notes 7.750% (5)(8)(14)	10/15/2024	6,750,000	6,648,755	7,342,650	1.0%
				6,750,000	6,648,755	7,342,650

Truco Enterprises, LP	Beverage & Food	Senior Secured First Lien Term Loan LIBOR + 7.190%, 1.000% Floor (5)(7)	4/26/2021	9,567,540	9,567,540	9,567,540	1.3%
				9,567,540	9,567,540	9,567,540

F-15

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
True Religion Apparel, Inc.	Retail	Senior Secured First Lien Term Loan 10.000%	10/27/2022	147,321	140,238	139,999	0.0%
		Common Stock - 1,964 shares (11)		—	—	—	0.0%
		Warrants - 0.10% of outstanding equity (11)		—	—	—	0.0%
				147,321	140,238	139,999

U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 11.750%, 1.000% Floor (5)(7)(12)	6/8/2020	5,500,000	5,500,000	5,544,550	0.7%
				5,500,000	5,500,000	5,544,550

U.S. Well Services, LLC	Energy: Oil & Gas	Warrants - 2.04% of outstanding equity (11)	2/21/2019	—	173	—	0.0%
				—	173	—

Vail Holdco Corp.	Wholesale	Preferred Equity 12.500% PIK - 19,700 shares (5)(11)		—	18,839,643	18,839,110	2.5%
		Preferred Equity - 15,250 shares (5)(11)		—	15,250,000	15,250,000	2.1%
		Warrants - 0.985% of outstanding equity (5)(11)		—	860,357	860,310	0.1%
				—	34,950,000	34,949,420

Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(5)	6/13/2019	4,077,629	4,069,535	4,042,561	0.5%
				4,077,629	4,069,535	4,042,561

Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan 12.000% (5)	8/15/2018	698,931	698,931	698,931	0.1%
		Senior Secured First Lien Term Loan LIBOR + 4.000%, 1.000% Floor (5)(13)(15)	5/14/2021	1,683,230	995,554	185,155	0.0%
		Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (5)(13)(15)	5/13/2022	20,625,000	18,717,854	206,250	0.0%
				23,007,161	20,412,339	1,090,336

VOYA CLO 2016-2, LTD.	Multi-Sector Holdings	Subordinated Notes 7.635% effective yield (5)(8)(9)(10)	7/19/2028	22,842,661	19,102,817	17,792,149	2.4%
				22,842,661	19,102,817	17,792,149

Watermill-QMC Holdings, Corp.	Automotive	Equity - 2.3% partnership interest (5)(9)(11)		—	902,277	1,170,254	0.2%
				—	902,277	1,170,254

YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(9)	7/26/2022	8,569,133	8,379,051	8,522,859	1.2%
				8,569,133	8,379,051	8,522,859

Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(7)	10/8/2020	4,646,901	4,620,082	4,646,901	0.6%
				4,646,901	4,620,082	4,646,901

Total non-controlled/non-affiliated investments					$975,968,734	$917,820,821	124.0%

F-16

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
Controlled/affiliated investments – 20.3%(17)

AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)(5)(6)	9/30/2021	188,669	188,669	188,669	0.0%
		Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)(5)	9/30/2021	3,144,481	3,144,481	3,144,481	0.4%
		Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, PIK (4)(5)	9/30/2021	7,078,964	6,066,217	7,078,964	1.0%
		Membership Units - 7.55 units (5)(11)		—	—	—	0.0%
				10,412,114	9,399,367	10,412,114

Access Media Holdings, LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan 5.000%, 5.000% PIK (5)	7/22/2020	7,390,587	7,390,587	7,390,587	1.0%
		Common Stock - 14 units (5) (9) (11)		—	—	—	0.0%
		Preferred Equity - 1,400,000 units (5)(9)(11)		—	1,400,000	—	0.0%
		Preferred Equity - 700,000 units (5)(9)(11)		—	700,000	—	0.0%
		Preferred Equity - 466,200 units (5)(6)(9)(11)		—	466,200	130,200	0.0%
				7,390,587	9,956,787	7,520,787

Capstone Nutrition, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)(13)	9/25/2020	20,286,895	15,619,898	12,042,301	1.6%
		Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)(13)	9/25/2020	8,778,122	6,869,187	5,210,693	0.7%
		Common Stock - 2,197.8 shares (5)(11)		—	9	—	0.0%
		Common Stock - 3,498.5 shares(5)(11)		—	—	—	0.0%
		Common Stock - 7,068.3 shares(5)(11)		—	300,002	—	0.0%
				29,065,017	22,789,096	17,252,994

MCM 500 East Pratt Holdings, LLC	Banking, Finance, Insurance & Real Estate	Equity - 455,871 units (9)(11)		—	455,871	455,871	0.1%
				—	455,871	455,871

MCM Capital Office Park Holdings LLC	Banking, Finance, Insurance & Real Estate	Equity - 7,500,000 units (9)(11)		—	7,500,000	7,500,000	1.0%
				—	7,500,000	7,500,000

Nomida, LLC	Construction & Building	Senior Secured First Lien Term Loan 10.000% (9)	12/1/2020	2,935,000	2,935,000	2,935,000	0.4%
		Equity 5,400,000 units (9)(11)		—	5,400,000	5,400,000	0.7%
				2,935,000	8,335,000	8,335,000

Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity - 87.5% ownership of SIC Senior Loan Strategy JV I LLC (6)(9)		79,816,250	79,816,250	79,515,513	10.7%
				79,816,250	79,816,250	79,515,513

F-17

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets
TwentyEighty, Inc.	Services: Business	Senior Secured First Lien Term Loan 1.000%, 7.000% PIK (4)	3/31/2020	6,696,055	6,696,055	6,696,055	0.9%
		Senior Secured First Lien Term Loan 0.250%, 8.750% PIK (4)	3/31/2020	6,122,689	5,627,149	5,501,849	0.7%
		Senior Secured First Lien Term Loan LIBOR + 3.500%, 1.000% Floor, 4.500% PIK (4)(6)	3/31/2020	3,098,085	3,084,498	3,098,085	0.4%
		Common Units - 58,098 units (11)		—	—	—	0.0%
				15,916,829	15,407,702	15,295,989

Total controlled/affiliated investments					$153,660,073	$146,288,268	19.8%

Money market fund – 2.5%
Federated Institutional Prime Obligations Fund (18)		Money Market 1.440%		12,932,993	12,932,993	12,932,993	1.7%
Total money market fund					$12,932,993	$12,932,993	1.7%

Derivative Instrument - Long Exposure		Initial Notional Cost	Unrealized Appreciation/(Depreciation)
Total return swap with Citibank, N.A. (Note 5)	Total Return Swap	175,519,693	(5,354,868)
Total derivative instrument - long exposure		175,519,693	(5,354,868)

(1)	All of the Company’s investments are domiciled in the United States except for Livingston International Inc., which is domiciled in Canada and AMMC CLO 17, Limited Series 2015-17A, Apidos CLO XXIV, Series 2016-24A, Dryden 38 Senior Loan Fund, Series 2015-38A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund, 2017-49A, Magnetite XIX, Limited and VOYA CLO 2016-2, LTD. which are all domiciled in the Cayman Islands. All foreign investments were denominated in US Dollars.
(2)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy.
(3)	Percentage is based on net assets of $739,986,569 as of December 31, 2017.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month “3M” LIBOR, which at December 31, 2017 was 1.69%. As the interest rate is subject to a minimum LIBOR floor, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor or 3M LIBOR.
(5)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(6)	The investment has an unfunded commitment as of December 31, 2017. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(7)	The interest rate on these loans is subject to a base rate plus 1 Month “1M” LIBOR, which at December 31, 2017 was 1.57%. As the interest rate is subject to a minimum LIBOR floor, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor or 1M LIBOR.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $97,200,003 or 13.1% of net assets as of December 31, 2017 and are considered restricted.
(9)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940 (the “1940 Act”). Non-qualifying assets represent 17.6% of the Company’s portfolio at fair value.
(10)	This investment is in the equity class of a collateralized loan obligation (“CLO”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current effective yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

F-18

(11)	Security is non-income producing.
(12)	A portion of this investment was sold via a participation agreement. The listed amount is the portion retained by Sierra Income Corporation.
(13)	The investment was on non-accrual status as of December 31, 2017.
(14)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(15)	The interest rate on these loans is subject to a base rate plus 6 month “6M” LIBOR, which at December 31, 2017 was 1.84%. As the interest rate is subject to a minimum LIBOR floor, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor or 6M LIBOR.
(16)	Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total exposure to Imagine! Print Solutions, Inc., Keystone Acquisition Corp., Lighthouse Network, LLC, New Media Holdings II LLC, Petco Animal Supplies, Inc., PetroChoice Holdings, LLC, TCH-2 Holdings, LLC, and The Octave Music Group, Inc. is $14,726,050 or 2.0%, $8,742,563 or 1.2%, $12,288,250 or 1.7%. $16,824,754 or 2.3%, $10,211,119 or 1.4%, $13,962,025 or 1.9%, $6,805,128 or 0.9%, and $8,451,073 or 1.1%, respectively, of Net Assets as of December 31, 2017.
(17)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns at least 5% but no more than 25% of the voting securities or we are under common control with such portfolio company. Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(18)	Represents securities in Level 1 in the ASC 820 table (see Note 4).
(19)	The interest rate on these loans is subject to a base rate plus a spread.

The following is a summary of the TRS reference assets as of December 31, 2017:

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(4) LIBOR + 5.500%, 1.000% Floor	2/15/2024	$4,565,000	$4,555,025	$4,596,407	$41,382
Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term Loan(4) LIBOR + 5.500%, 1.000% Floor	9/4/2023	1,358,684	1,345,098	1,351,347	6,250
AmWINS Group, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan(4) LIBOR + 6.750%, 1.000% Floor	1/25/2025	4,000,000	3,970,000	4,038,000	68,000
Anaren, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan(6) LIBOR + 4.500%, 1.000% Floor	2/18/2021	4,610,439	4,564,335	4,610,439	46,104
Atrium Innovations, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(3)(6) LIBOR + 3.250%, 1.000% Floor	2/15/2021	4,961,819	4,955,617	4,974,224	18,607
BCPE Eagle Buyer LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(4) LIBOR + 4.250%, 1.000% Floor	3/18/2024	4,975,000	4,925,250	4,850,625	(74,625)
Brand Energy & Infrastructure Services, Inc.	Construction & Building	Senior Secured First Lien Term Loan(6) LIBOR + 4.250%, 1.000% Floor	6/17/2024	5,985,000	6,013,671	6,004,451	(9,220)
Comfort Holding, LLC	Consumer Goods: Durable	Senior Secured First Lien Term Loan(4) LIBOR + 4.750%, 1.000% Floor	2/5/2024	6,965,000	6,895,350	6,281,594	(613,756)
Comfort Holding, LLC	Consumer Goods: Durable	Senior Secured Second Lien Term Loan(4) LIBOR + 10.000%, 1.000% Floor	2/3/2025	1,500,000	1,440,000	1,266,900	(173,100)
CPI Holdco, LLC	Capital Equipment	Senior Secured First Lien Term Loan(6) LIBOR + 3.500%, 1.000% Floor	7/26/2024	3,960,031	3,940,230	3,989,731	49,500
CPI International, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan(4) LIBOR + 3.500%, 1.000% Floor	7/26/2024	4,000,000	4,000,000	4,023,320	23,320
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(4) LIBOR + 4.250%, 1.000% Floor	12/1/2021	994,911	975,013	994,911	19,898

F-19

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan(6) LIBOR + 7.000%, 1.000% Floor	8/31/2020	1,222,222	1,100,000	1,100,000	—
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan(6) LIBOR + 7.125%, 1.250% Floor	9/30/2020	1,650,000	1,641,125	1,133,006	(508,119)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loan(6) LIBOR + 7.125%, 1.250% Floor	9/30/2020	2,596,305	2,676,375	832,973	(1,843,402)
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan(6) LIBOR + 4.750%, 1.000% Floor	6/21/2022	5,970,000	5,910,300	5,910,300	—
Iqor US Inc.	Services: Business	Senior Secured First Lien Term Loan(6) LIBOR + 5.000%, 1.000% Floor	4/1/2021	4,521,363	4,430,936	4,484,649	53,714
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(6) LIBOR + 5.250%, 1.000% Floor	5/1/2024	1,844,063	1,844,063	1,853,283	9,220
Kingpin Intermediate Holdings LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(6) LIBOR + 4.250%, 1.000% Floor	7/3/2024	3,987,500	3,967,563	4,027,375	59,813
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan(6) LIBOR + 5.500%, 1.000% Floor	4/26/2024	2,950,000	2,912,375	2,957,375	45,000
Kronos Incorporated	Services: Business	Senior Secured Second Lien Term Loan(3)(6) LIBOR + 8.250%, 1.000% Floor	11/1/2024	2,000,000	1,980,000	2,073,000	93,000
LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loan(3)(6) LIBOR + 5.500%, 1.000% Floor	8/18/2022	4,950,000	4,900,500	4,900,500	—
Lighthouse Network, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(4) LIBOR + 4.500%, 1.000% Floor	11/29/2024	2,450,000	2,437,750	2,437,750	—
Lightstone HoldCo LLC	Utilities: Electric	Senior Secured First Lien Term Loan(4) LIBOR + 4.500%, 1.000% Floor	1/30/2024	2,965,000	2,905,700	2,975,822	70,122
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(4) LIBOR + 4.250%, 1.000% Floor	7/15/2024	2,962,500	2,932,875	2,969,906	37,031
MH SUB I, LLC	Services: Consumer	Senior Secured Second Lien Term Loan(6) LIBOR + 7.500%, 1.000% Floor	9/15/2025	1,950,000	1,930,500	1,918,215	(12,285)
MH SUB I, LLC	Services: Consumer	Senior Secured First Lien Term Loan(6) LIBOR + 3.750%, 1.000% Floor	9/13/2024	1,600,000	1,592,000	1,603,600	11,600
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan(6) LIBOR + 7.000%, 1.000% Floor	8/15/2025	3,950,000	3,910,500	3,910,500	—
MPH Acquisition Holdings LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(6) LIBOR + 3.000%, 1.000% Floor	6/7/2023	4,721,347	4,707,708	4,727,909	20,201

F-20

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Neustar, Inc.	High Tech Industries	Senior Secured First Lien Term Loan(6) LIBOR + 3.750%, 1.000% Floor	8/8/2024	2,000,000	1,990,000	2,016,000	26,000
Neustar, Inc.	High Tech Industries	Senior Secured Second Lien Term Loan(6) LIBOR + 8.000%, 1.000% Floor	8/8/2025	1,000,000	985,000	1,009,060	24,060
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan(4) LIBOR + 6.250%, 1.000% Floor	7/14/2022	945,201	947,564	945,201	(2,363)
Nine West Holdings, Inc.	Consumer Goods: Non-durable	Senior Secured First Lien Term Loan(6) LIBOR + 3.750%, 1.000% Floor	10/8/2019	5,758,716	5,744,319	5,151,172	(593,148)
Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term Loan(6) LIBOR + 3.000%, 1.000% Floor	1/26/2023	8,854,974	8,717,521	6,663,368	(2,054,154)
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan(5) LIBOR + 5.000%, 1.000% Floor	8/22/2022	4,962,025	4,962,025	4,962,025	—
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loan(4) LIBOR + 4.500%, 1.000% Floor	5/25/2023	2,798,723	2,770,735	2,786,968	16,233
SESAC Holdco II LLC	Media: Broadcasting & Subscription	Senior Secured Second Lien Term Loan(4) LIBOR + 7.250%, 1.000% Floor	2/24/2025	2,000,000	1,980,000	1,965,000	(15,000)
Silversea Cruise Finance Ltd.	Hotel, Gaming & Leisure	Senior Secured First Lien Notes(4) 7.250%	2/1/2025	1,000,000	1,000,000	1,077,500	77,500
Sparta Systems, Inc.	High Tech Industries	Senior Secured First Lien Term Loan(6) LIBOR + 4.000%, 1.000% Floor	8/21/2024	5,000,000	4,987,500	5,037,500	50,000
Sungard Availability Services Capital Inc.	Services: Business	Senior Secured First Lien Term Loan(4) LIBOR + 7.000%, 1.000% Floor	9/30/2021	7,989,438	7,956,046	7,330,309	(625,737)
TCH-2 Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(4) LIBOR + 4.000%, 1.250% Floor	5/6/2021	3,185,696	3,168,764	3,200,032	31,268
Tensar Corporation	Capital Equipment	Senior Secured First Lien Term Loan(4) LIBOR + 4.750%, 1.000% Floor	7/9/2021	11,114,962	11,003,812	10,781,513	(222,299)
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan(4) LIBOR + 4.750%, 1.000% Floor	5/28/2021	945,165	951,073	945,165	(5,907)
tronc, Inc.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan(3)(4) LIBOR + 4.750%, 1.000% Floor	8/4/2021	6,611,111	6,545,000	6,660,694	115,694
United Road Services, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan(4) LIBOR + 5.250%, 1.000% Floor	9/1/2024	1,950,000	1,940,250	1,940,250	—
US Shipping Partners LP	Transportation: Cargo	Senior Secured First Lien Term Loan(4) LIBOR + 4.250%, 1.000% Floor	6/26/2021	1,688,831	1,676,165	1,486,171	(189,993)

F-21

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(6) LIBOR + 5.000%, 1.000% Floor	6/1/2023	987,500	977,625	991,648	14,023
Veresen Midstream Limited Partnership	Energy: Oil & Gas	Senior Secured First Lien Term Loan(3)(6) LIBOR + 3.000%, 1.000% Floor	3/31/2022	2,962,025	2,926,185	2,982,019	55,834
Wink Holdco, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(6) LIBOR + 3.000%, 1.000% Floor	12/2/2024	2,000,000	1,995,000	2,008,760	13,760
Wink Holdco, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan(6) LIBOR + 6.750%, 1.000% Floor	12/1/2025	2,950,000	2,935,250	2,935,250	—
Total				$176,870,551	$175,519,693	$169,673,718	$(5,845,975)
Total accrued interest income, net of expenses							491,107
Total unrealized depreciation on TRS							$(5,354,868)

(1)	All investments are domiciled in the United States.
(2)	Represents the initial amount of par of an investment in which the TRS is referenced.
(3)	The investment is not a qualifying asset under the 1940 Act.
(4)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2017 was 1.56%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at December 31, 2017 was 1.62%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 2M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(6)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2017 was 1.69%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.

See accompanying notes to consolidated financial statements.

F-22

Sierra Income Corporation

Consolidated Schedule of Investments

As of December 31, 2016

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments – 114.5%
AAAHI Acquisition Corporation	Transportation: Consumer	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor(3)(4)(5)	12/15/2021	$7,280,374	$7,280,374	$7,280,374	0.9%
				7,280,374	7,280,374	7,280,374

AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (3)(4)(5)	9/30/2021	150,935	150,935	150,935	0.0%
		Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (3)(4)	9/30/2021	3,144,481	3,144,481	3,144,481	0.4%
		Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, PIK (3)(4)	9/30/2021	6,457,851	5,254,799	5,211,292	0.7%
		Membership Units (4) (6) (7)		—	—	—	0.0%
				9,753,267	8,550,215	8,506,708

Access Media Holdings, LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan 5.000%, 5.000% PIK (4)	7/22/2020	7,026,014	7,026,014	6,868,420	0.9%
		Common Stock (4) (6) (7)		—	—	—	0.0%
		Preferred Equity Series A (4) (6) (7)		—	1,400,000	—	0.0%
		Preferred Equity Series AA (4) (6) (7)		—	647,500	—	0.0%
				7,026,014	9,073,514	6,868,420

Advanced Diagnostic Holdings, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 8.750%, 0.875% Floor (3)(4)	12/11/2020	15,262,608	15,262,608	15,567,860	2.0%
				15,262,608	15,262,608	15,567,860

Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan LIBOR 5 6.000%, 1.000% Floor (3)(8)	2/25/2022	9,384,375	9,012,061	8,962,078	1.2%
				9,384,375	9,012,061	8,962,078

Amerijet Holdings Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (3)(4)	7/15/2021	16,087,500	16,087,500	16,087,500	2.1%
				16,087,500	16,087,500	16,087,500

AMMC CLO 17, Limited Series 2015-17A	Multi-Sector Holdings	Subordinated Note 21.670% effective yield(6)(9)(10)	11/15/2027	5,000,000	3,553,568	4,181,250	0.5%
				5,000,000	3,553,568	4,181,250

Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (3)	8/18/2021	10,000,000	9,929,667	10,002,500	1.3%
				10,000,000	9,929,667	10,002,500

F-23

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
APCO Holdings, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(11)	1/31/2022	4,351,318	4,236,463	4,369,201	0.6%
				4,351,318	4,236,463	4,369,201

Apidos CLO XXIV, Series 2016-24A	Multi-Sector Holdings	Subordinated Note 16.535% effective yield(4) (6) (9) (10)	1/20/2023	25,471,800	21,625,558	21,977,069	2.8%
				25,471,800	21,625,558	21,977,069

Associated Asphalt Partners, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Note 8.500% (9)	2/15/2018	1,778,000	1,782,303	1,795,780	0.2%
				1,778,000	1,782,303	1,795,780

Astro AB Borrower, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (3)(11)	4/30/2023	6,000,000	5,898,052	6,060,000	0.8%
				6,000,000	5,898,052	6,060,000

Asurion, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 7.500%, 1.000% Floor (3)(11)	3/3/2021	7,000,000	6,952,364	7,087,500	0.9%
				7,000,000	6,952,364	7,087,500

Atrium Innovations, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 6.750%, 1.000% Floor (1)(3)(6)	8/13/2021	5,000,000	4,982,828	5,000,000	0.6%
				5,000,000	4,982,828	5,000,000

Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (3)(4)(17)	3/31/2022	25,000,000	25,000,000	25,500,000	3.3%
				25,000,000	25,000,000	25,500,000

Backcountry.com, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 7.250%, 1.000% Floor (3)(4)(17)	6/30/2020	34,589,843	34,589,843	34,935,742	4.5%
				34,589,843	34,589,843	34,935,742

Birch Communications, Inc.	Telecommunications	Senior Secured First Lien Term Loan LIBOR + 7.250%, 1.000% Floor (4)(8)	7/17/2020	13,816,112	13,647,092	13,633,601	1.8%
				13,816,112	13,647,092	13,633,601

Black Angus Steakhouses LLC	Hotel, Gaming & Leisure	Revolving Credit Facility LIBOR + 9.000%, 1.000% Floor (3) (4) (5) (17)	4/24/2020	669,643	669,643	613,326	0.1%
		Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (3)(4)(17)	4/24/2020	19,637,277	19,637,277	19,141,828	2.5%
				20,306,920	20,306,920	19,755,154

F-24

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Brundage-Bone Concrete Pumping, Inc.	Construction & Building	Senior Secured First Lien Note 10.375%(9)	9/1/2021	7,500,000	7,607,418	8,025,000	1.0%
				7,500,000	7,607,418	8,025,000

Charming Charlie LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (3)	12/24/2019	7,908,765	7,920,847	6,334,209	0.8%
				7,908,765	7,920,847	6,334,209

ConvergeOne Holdings Corp.	Telecommunications	Senior Secured Second Lien Term Loan LIBOR + 9.000%, 1.000% Floor (3)(4)(11)	6/17/2021	12,500,000	12,410,777	12,500,000	1.6%
				12,500,000	12,410,777	12,500,000

Cornerstone Chemical Company	Chemicals, Plastics & Rubber	Senior Secured First Lien Note 9.375%(9)	3/15/2018	4,970,000	4,874,178	4,963,788	0.6%
				4,970,000	4,874,178	4,963,788

CP Opco, LLC	Services: Consumer	Revolver LIBOR + 4.500%, 1.000% Floor (3)(4)(5)	3/31/2019	128,039	128,039	128,039	0.0%
		Revolver ABR + 3.500%, 3.750% Floor (3)(4)(5)	3/31/2019	210,935	210,935	210,935	0.0%
		Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor, PIK (3)(4)	3/31/2019	504,597	504,597	504,597	0.1%
		Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor, PIK (3)(4)	3/31/2019	210,249	210,249	210,249	0.0%
		Senior Secured First Lien Term Loan LIBOR + 9.500%, 1.000% Floor, PIK (3)(4)(12)	3/31/2019	1,487,033	717,016	743,516	0.1%
		Preferred Units LIBOR + 9.500%, 1.000% Floor, PIK (4)(12)	3/31/2019	205	—	—	0.0%
		Common Units (4) (7)		—	—	—	0.0%
				2,541,058	1,770,836	1,797,336

CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(8)	12/19/2020	3,966,456	3,966,456	3,966,456	0.5%
				3,966,456	3,966,456	3,966,456

F-25

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.500% Floor (3)(4)	11/10/2019	2,380,952	2,380,952	2,380,952	0.3%
		Senior Secured First Lien Term Loan LIBOR + 11.250% PIK, 1.500% Floor (3)(4)(12)	11/10/2019	6,680,333	2,940,892	2,956,515	0.4%
		Senior Secured First Lien Term Loan LIBOR + 9.000% PIK, 1.500% Floor (3)(4)	11/10/2019	8,369,792	8,369,792	8,369,792	1.1%
		Senior Secured First Lien Term Loan LIBOR + 10.250%, PIK 1.500% Floor (3)(4)	11/10/2019	7,177,827	7,177,827	7,177,827	0.9%
		Common Units (4) (7)		—	769,231	—	0.0%
				24,608,904	21,638,694	20,885,086

Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 7.000%, 1.000% Floor (3)	5/19/2021	10,000,000	10,054,556	9,872,800	1.3%
				10,000,000	10,054,556	9,872,800

Dryden 38 Senior Loan Fund - Series 2015-38A	Multi-Sector Holdings	Subordinated Note 17.689% effective yield(6) (9) (10)	7/15/2027	7,000,000	5,011,083	5,225,150	0.7%
				7,000,000	5,011,083	5,225,150

Dryden 43 Senior Loan Fund - Series 2016-43A	Multi-Sector Holdings	Subordinated Note 18.086% effective yield(4) (6) (9) (10)	7/20/2029	3,620,000	2,932,200	3,250,579	0.4%
				3,620,000	2,932,200	3,250,579

Dryden 49 Senior Loan Fund	Multi-Sector Holdings	Preferred Shares(4) (6)		—	14,500,000	14,500,000	1.9%
				—	14,500,000	14,500,000

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan 13.500% PIK + LIBOR (4)(8)	3/6/2018	8,662,161	8,662,161	7,373,318	1.0%
				8,662,161	8,662,161	7,373,318

EarthLink, Inc.	Telecommunications	Senior Secured First Lien Note 7.375%(6) (9) (13)	6/1/2020	2,450,000	2,442,601	2,575,563	0.3%
				2,450,000	2,442,601	2,575,563

Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (3)(5)	1/15/2021	8,858,643	8,858,643	8,966,622	1.2%
				8,858,643	8,858,643	8,966,622

First Boston Construction Holdings, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Note 12.000%(4) (5)	12/31/2020	6,105,000	6,105,000	6,105,000	0.8%
		Preferred Equity (4) (7)		—	1,526,250	1,526,250	0.2%
				6,105,000	7,631,250	7,631,250

F-26

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
FKI Security Group, LLC	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (3)(4)	3/30/2020	11,937,500	11,937,500	12,088,629	1.6%
				11,937,500	11,937,500	12,088,629

Frontier Communications Corp.	Telecommunications	Senior Secured First Lien Note 10.500%(6) (9) (13)	9/15/2022	2,000,000	2,000,000	2,107,500	0.3%
				2,000,000	2,000,000	2,107,500

Gastar Exploration Inc.	Energy: Oil & Gas	Senior Secured First Lien Note 8.625%(9) (13)	5/15/2018	5,400,000	5,405,735	5,325,750	0.7%
				5,400,000	5,405,735	5,325,750

Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (3)(11)	5/30/2022	9,500,000	9,525,097	9,500,000	1.2%
				9,500,000	9,525,097	9,500,000

GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.000% Floor(3)	1/30/2022	10,000,000	10,000,000	10,200,000	1.3%
				10,000,000	10,000,000	10,200,000

Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Note 13.000%(4) (9) (12)	11/15/2016	766,615	754,615	157,156	0.0%
		Warrants (4) (7)		—	29,000	—	0.0%
				766,615	783,615	157,156

HBC Holdings LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (3)(4)	3/30/2020	13,162,500	13,162,500	12,461,860	1.6%
				13,162,500	13,162,500	12,461,860

Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Note 10.250%(4) (9)	10/15/2019	15,000,000	15,000,000	15,785,550	2.0%
				15,000,000	15,000,000	15,785,550

Hill International, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 6.750%, 1.000% Floor (3)(4)(17)	9/28/2020	16,617,500	16,617,500	16,617,500	2.2%
				16,617,500	16,617,500	16,617,500

Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (3)	5/29/2018	4,515,605	4,482,170	2,791,682	0.4%
				4,515,605	4,482,170	2,791,682

F-27

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Hylan Datacom & Electrical LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (3)(4)	7/25/2021	15,799,862	15,799,862	15,799,862	2.0%
				15,799,862	15,799,862	15,799,862

Ignite Restaurant Group, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (3)	2/13/2019	8,385,496	8,316,629	8,009,658	1.0%
				8,385,496	8,316,629	8,009,658

IHS Intermediate, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (3)	7/20/2022	25,000,000	25,000,000	25,163,250	3.3%
				25,000,000	25,000,000	25,163,250

Impact Sales, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (3)(4)(5)	12/30/2021	4,687,500	4,687,500	4,687,500	0.6%
				4,687,500	4,687,500	4,687,500

Interface Security Systems Holdings, Inc.	Services: Consumer	Senior Secured First Lien Note 9.250% (9)	1/15/2018	3,417,000	3,434,380	3,404,186	0.4%
				3,417,000	3,434,380	3,404,186

Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (3)(4)(17)	6/30/2020	24,491,435	24,491,435	24,807,130	3.2%
				24,491,435	24,491,435	24,807,130

IronGate Energy Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Note 11.000% (9)(12)	7/1/2018	3,000,000	2,973,811	975,000	0.1%
				3,000,000	2,973,811	975,000

Isola USA Corp.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 8.250%, 1.000% Floor (3)(11)	11/29/2018	5,493,504	5,551,082	5,113,299	0.7%
				5,493,504	5,551,082	5,113,299

Jordan Reses Supply Company, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 11.000%, 1.000% Floor (3)(4)	4/24/2020	5,000,000	5,000,000	5,050,000	0.7%
				5,000,000	5,000,000	5,050,000

Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 6.750%, 1.000% Floor (3)	5/22/2019	6,125,000	6,075,286	6,160,586	0.8%
				6,125,000	6,075,286	6,160,586

F-28

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Livingston International Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.250% Floor (3)(6)(11)	4/17/2020	2,658,504	2,655,528	2,532,757	0.3%
				2,658,504	2,655,528	2,532,757

Loar Group Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 9.250%, 1.000% Floor (8)	7/12/2022	15,000,000	15,000,000	15,450,000	2.0%
				15,000,000	15,000,000	15,450,000

LSF9 Atlantis Holdings, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (3)(4)	1/15/2021	9,625,000	9,546,319	9,739,634	1.3%
				9,625,000	9,546,319	9,739,634

LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (3)	6/6/2020	2,838,571	2,829,766	2,664,170	0.3%
				2,838,571	2,829,766	2,664,170

Miller Heiman, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (3)(12)	9/30/2019	23,593,750	23,593,750	12,976,563	1.7%
				23,593,750	23,593,750	12,976,563

Nathan's Famous, Inc.	Beverage & Food	Senior Secured First Lien Note 10.000%(13)	3/15/2020	7,000,000	7,000,000	7,612,500	1.0%
				7,000,000	7,000,000	7,612,500

Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 8.000%, 2.000% Floor (3)(4)	9/29/2020	20,676,479	20,676,479	20,883,243	2.7%
				20,676,479	20,676,479	20,883,243

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (3)	6/4/2020	18,043,921	18,029,645	18,043,921	2.3%
				18,043,921	18,029,645	18,043,921

Novetta Solutions, LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (3)	10/16/2023	11,000,000	10,905,938	10,499,170	1.4%
				11,000,000	10,905,938	10,499,170

Nuspire, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (3)(4)(5)	11/8/2021	—	—	—	0.0%
		Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (3)(4)	11/8/2022	6,310,000	6,310,000	6,310,000	0.8%
				6,310,000	6,310,000	6,310,000

F-29

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Omnitracs, Inc.	Telecommunications	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (3)	5/25/2021	7,000,000	7,010,819	6,763,750	0.9%
				7,000,000	7,010,819	6,763,750

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (3)(4)	12/31/2018	20,756,843	20,756,842	20,518,139	2.7%
				20,756,843	20,756,842	20,518,139

Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 9.500%, 1.000% Floor (4)(8)	10/11/2021	16,195,000	15,560,824	15,542,666	2.0%
		Warrants (4) (7)		—	669,709	669,709	0.1%
				16,195,000	16,230,533	16,212,375

Payless Inc.	Retail	Senior Secured Second Lien Term Loan LIBOR + 7.500%, 1.000% Floor (3)	3/11/2022	6,000,000	6,014,579	900,000	0.1%
				6,000,000	6,014,579	900,000

Preferred Proppants, LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (3)(11)	7/27/2020	3,979,645	2,738,781	3,357,825	0.4%
				3,979,645	2,738,781	3,357,825

Press Ganey Holding, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (3)(11)	10/21/2024	6,500,000	6,473,059	6,472,505	0.8%
				6,500,000	6,473,059	6,472,505

PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (3)(4)(5)	11/30/2021	4,833,334	4,833,334	4,833,334	0.6%
				4,833,334	4,833,334	4,833,334

Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.250% Floor (4)(8)	11/1/2019	2,000,000	2,000,000	1,720,000	0.2%
				2,000,000	2,000,000	1,720,000

Research Now Group, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (3)	3/18/2022	15,000,000	15,000,000	14,983,200	1.9%
				15,000,000	15,000,000	14,983,200

Response Team Holdings, LLC	Construction & Building	Preferred Equity 12% PIK(4) (6) (12)		—	3,384,734	967,238	0.1%
		Warrants (4) (6) (7)		—	257,407	—	0.0%
				—	3,642,141	967,238

Rhombus Cinema Holdings, LP	Media: Diversified & Production	Preferred Equity 10.000% PIK(4) (6)		—	4,584,207	5,051,193	0.7%
		Common units (4) (6) (7)		—	3,162,793	3,162,793	0.4%
				—	7,747,000	8,213,986

F-30

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
School Specialty, Inc.	Wholesale	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (3)	6/11/2019	9,198,434	9,169,670	9,198,434	1.2%
				9,198,434	9,169,670	9,198,434

Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (3)(4)	7/31/2020	23,437,500	23,437,500	22,970,391	3.0%
				23,437,500	23,437,500	22,970,391

Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (3)	4/28/2020	15,000,000	15,000,000	15,091,200	2.0%
				15,000,000	15,000,000	15,091,200

SMART Financial Operations, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 10.000%, 1.000% Floor (3)(4)(5)	11/22/2021	3,700,000	3,700,000	3,700,000	0.5%
		Preferred Equity (4) (7)		—	1,000,000	1,000,000	0.1%
				3,700,000	4,700,000	4,700,000

Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (3)(4)(17)	3/16/2020	2,538,823	2,538,823	2,535,878	0.3%
				2,538,823	2,538,823	2,535,878

Survey Sampling International, LLC	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 9.000%, 1.000% Floor (3)	12/16/2021	24,000,000	24,000,000	24,000,000	3.1%
				24,000,000	24,000,000	24,000,000

Techniplas, LLC	Automotive	Senior Secured First Lien Note 10.000%(9)	5/1/2020	6,000,000	6,000,000	5,218,500	0.7%
				6,000,000	6,000,000	5,218,500

The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (3)	5/22/2021	9,625,000	9,587,577	9,663,115	1.2%
				9,625,000	9,587,577	9,663,115

Touchtunes Interactive Networks, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (3)	5/27/2022	7,500,000	7,500,000	7,519,800	1.0%
				7,500,000	7,500,000	7,519,800

Transocean Phoenix 2 Ltd.	Energy: Oil & Gas	Senior Secured First Lien Note 7.750%(4) (9) (13)	10/15/2024	7,500,000	7,387,506	7,919,325	1.0%
				7,500,000	7,387,506	7,919,325

F-31

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
TCH-2 Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (3)(11)	11/6/2021	6,000,000	5,935,400	5,899,740	0.8%
				6,000,000	5,935,400	5,899,740

Truco Enterprises, LP	Beverage & Food	Senior Secured First Lien Term Loan 8.240% Fixed (4)(8)	4/26/2021	9,949,580	9,949,580	9,949,580	1.3%
				9,949,580	9,949,580	9,949,580

True Religion Apparel, Inc.	Retail	Senior Secured Second Lien Term Loan LIBOR + 10.000%, 1.000% Floor (14)	1/30/2020	4,000,000	3,899,083	—	0.0%
				4,000,000	3,899,083	—

U.S. Auto Sales, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 11.750%, 1.000% Floor (4)(8)(17)	6/5/2020	5,500,000	5,500,000	5,452,095	0.7%
				5,500,000	5,500,000	5,452,095

U.S. Well Services, LLC	Energy: Oil & Gas	Warrants (7)		—	173	—	0.0%
				—	173	—

Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(8)	6/13/2019	3,499,128	3,486,054	3,388,590	0.4%
				3,499,128	3,486,054	3,388,590

Velocity Pooling Vehicle, LLC	Automotive	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (3)(4)	5/13/2022	20,625,000	18,591,706	10,996,425	1.4%
				20,625,000	18,591,706	10,996,425

Verso Corporation	Media: Advertising, Printing & Publishing	Common Stock (7) (15)		—	2,238,108	1,262,666	0.2%
				—	2,238,108	1,262,666

VOYA CLO 2016-2, LTD.	Multi-Sector Holdings	Subordinated Note 16.185% effective yield(6) (9) (10)	7/19/2028	22,842,661	19,918,800	20,551,542	2.7%
				22,842,661	19,918,800	20,551,542

Watermill-QMC Midco, Inc.	Automotive	Partnership Interest (4) (6) (7)		—	850,136	1,102,626	0.1%
				—	850,136	1,102,626

F-32

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(8)	10/8/2020	4,682,646	4,645,211	4,682,647	0.6%
				4,682,646	4,645,211	4,682,647

Total non-controlled/non-affiliated investments					$921,626,572	$885,400,856	114.5%
Controlled/affiliated investments – 9.5%(16)
Capstone Nutrition	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(8)(12)	4/28/2019	25,327,876	22,770,855	16,246,819	2.1%
		Common Stock (4) (7)		—	300,002	—	0.0%
		Common Stock, Class B (4) (7)		—	9	—	0.0%
		Common Stock, Class C (4) (7)		—	—	—	0.0%
				25,327,876	23,070,866	16,246,819

MCM Capital Office Park Holdings LLC	Banking, Finance, Insurance & Real Estate	Equity (6) (7)		—	7,500,000	7,500,000	1.0%
				—	7,500,000	7,500,000

Nomida LLC	Construction & Building	Equity (6) (7)		—	5,400,000	5,400,000	0.7%
		Senior Secured First Lien Term Loan 10.000% (6)	12/1/2020	8,100,000	8,100,000	8,100,000	1.0%
				8,100,000	13,500,000	13,500,000

Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity(5)(6)		60,785,000	60,785,000	60,496,647	7.8%
				60,785,000	60,785,000	60,496,647

Total controlled/affiliated investments					$104,855,866	$97,743,466	12.6%
Money market fund – 3.0%
Federated Institutional Prime Obligations Fund		Money Market 0.49%(15)		22,966,981	22,966,981	22,966,981	3.0%
Total money market fund					$22,966,981	$22,966,981	3.0%

Derivative Instrument - Long Exposure		Notional Amount	Unrealized Appreciation (Depreciation)
Total return swap with Citibank, N.A. (Note 5)	Total Return Swap	227,513,679	(13,647,330)	1.8%
Total derivative instrument - long exposure		$227,513,679	$(13,647,330)	1.8%

(1)	All of the Company’s investments are domiciled in the United States except for Livingston International Inc. and Atrium Innovations, Inc., which are domiciled in Canada, and AMMC CLO 17, Limited Series 2015-17A, Apidos CLO XXIV, Series 2016-24A, Dryden 38 Senior Loan Fund, Series 2015-38A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund and VOYA CLO 2016-2, LTD. each of which are domiciled in the Cayman Islands. All foreign investments are denominated in US Dollars.
(2)	Percentage is based on net assets of $773,113,087 as of December 31, 2016.
(3)	The interest rate on these loans is subject to a base rate plus 3 Month “3M” LIBOR, which at December 31, 2016 was 1.00%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the LIBOR floor.
(4)	An affiliated Company that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(5)	The investment has an unfunded commitment as of December 31, 2016. For further details (see Note 11). Fair value includes an analysis of the unfunded commitment.

F-33

(6)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended, (the “1940 Act”). Non-qualifying assets represent 22.4% of the Company’s portfolio at fair value.
(7)	Security is non-income producing.
(8)	The interest rate on these loans is subject to a base rate plus 1 Month “1M” LIBOR, which at December 31, 2016 was 0.77%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 1M LIBOR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the LIBOR floor.
(9)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $113,438,688 or 14.7% of net assets as of December 31, 2016 and are considered restricted.
(10)	This investment is in the equity class of a collateralized loan obligation (“CLO”) security. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.
(11)	Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5) or the Sierra Senior Loan Strategy JV I LLC portfolio (see Note 3). The Company’s total exposure to APCO Holdings, Inc., Astro AB Borrower, Inc., Asurion LLC, ConvergeOne Holdings Corp., Genex Holdings, Inc., Isola USA Corp., Livingston International, Inc., Preferred Proppants LLC, LLC, Press Ganey Holdings Inc., and TravelCLICK, Inc. is $7,020,932 or 0.9%, 9,123,869 or 1.2%, $8,082,500 or 1.0%, $14,962,500 or 1.9%, $12,427,662 or 1.6%, $8,708,549 or 1.1%, $4,502,200 or 0.6%, $6,199,301 or 0.8%, $15,930,005 or 2.1%, and $10,585,217 or 1.4%, respectively, of net assets as of December 31, 2016.
(12)	The investment was on non-accrual status as of December 31, 2016.
(13)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(14)	The interest rate on these loans is subject to a base rate plus 6 month “6M” LIBOR, which at December 31, 2016 was 1.32%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 6M LIBOR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the LIBOR floor.
(15)	Represents securities in Level 1 in the ASC 820 table (see Note 4).
(16)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns atleast 5% but no more than 25% of the voting securities or we are under common control with such portfolio company. Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(17)	A portion of this investment was sold via a participation agreement. The listed amount is the portion retained by Sierra Income Corporation.

The following is a summary of the TRS reference assets as of December 31, 2016:

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Acrisure, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(7) LIBOR + 4.750%, 1.000% Floor	11/22/2023	$2,500,000	$2,475,000	$2,527,350	$52,350
Albertson’s LLC	Retail	Senior Secured First Lien Term Loan(3)(5) LIBOR + 3.000%, 0.750% Floor	8/25/2021	2,000,000	2,000,000	2,022,080	22,080
AMC Entertainment Holdings, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(5) LIBOR + 2.750%, 0.750% Floor	12/15/2023	2,000,000	1,995,000	2,018,500	23,500
AMF Bowling Centers, Inc	Services: Consumer	Senior Secured First Lien Term Loan(7) LIBOR + 5.000%, 1.000% Floor	9/19/2023	6,842,500	6,739,863	6,821,151	81,288
Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term Loan(7) LIBOR + 5.500%, 1.000% Floor	9/2/2023	3,000,000	2,970,000	2,912,490	(57,510)

F-34

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Answers Corporation	High Tech Industries	Senior Secured First Lien Term Loan(5) LIBOR + 5.250%, 1.000% Floor	10/1/2021	14,775,000	14,257,875	7,313,625	(6,944,250)
ANVC Merger Corp.	Aerospace & Defense	Senior Secured First Lien Term Loan(7) LIBOR + 4.500%, 1.000% Floor	2/18/2021	4,691,841	4,644,923	4,656,653	11,730
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(7) LIBOR + 8.250%, 1.000% Floor	12/21/2020	10,645,102	10,476,828	10,574,099	97,271
Astro AB Borrower, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(7) LIBOR + 4.500%, 1.000% Floor	4/30/2022	965,761	960,932	974,211	13,279
Asurion, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(5) LIBOR + 3.750%, 1.000% Floor	11/3/2023	1,000,000	995,000	1,013,750	18,750
Atkore International, Inc	Wholesale	Senior Secured First Lien Term Loan(3)(7) LIBOR + 3.000%, 1.000% Floor	12/22/2023	3,000,000	2,992,500	3,022,500	30,000
ConvergeOne Holdings Corp.	Telecommunications	Senior Secured First Lien Term Loan(7) LIBOR + 5.375%, 1.000% Floor	6/17/2020	2,500,000	2,462,500	2,487,500	25,000
CSP Technologies North America, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan(7) LIBOR + 6.000%, 1.000% Floor	1/29/2022	9,780,882	9,585,265	9,634,169	48,904
Encompass Digital Media, Inc	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan(7) LIBOR + 4.500%, 1.000% Floor	6/6/2021	4,887,500	4,863,063	4,618,688	(244,375)
EVO Payments International, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(3) LIBOR + 5.000%, 1.000% Floor	12/22/2023	3,000,000	2,970,000	2,970,000	—
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan(7) LIBOR + 7.000%, 1.000% Floor	8/31/2020	1,222,222	1,100,000	1,155,000	55,000
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan(7) LIBOR + 7.125%, 1.250% Floor	9/30/2020	1,650,000	1,641,125	1,431,375	(209,750)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loan(7) LIBOR + 7.125%, 1.250% Floor	9/30/2020	2,596,305	2,676,375	1,817,414	(858,961)
First Data Corporation	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(5) LIBOR + 3.000%, 0.000% Floor	7/8/2022	1,000,000	1,000,000	1,010,210	10,210
Flex Acquisition Company, Inc.	Containers, Packaging & Glass	Senior Secured First Lien Term Loan(3)(7) LIBOR + 3.250%, 1.000% Floor	12/29/2023	1,000,000	995,000	1,008,330	13,330
Four Seasons Holdings Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(7) LIBOR + 3.000%, 0.750% Floor	11/30/2023	1,000,000	995,000	1,011,250	16,250
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(5) LIBOR + 4.250%, 1.000% Floor	5/28/2021	2,942,374	2,927,662	2,920,306	(7,356)
GTCR Valor Companies, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan(7) LIBOR + 6.000%, 1.000% Floor	6/16/2023	4,987,500	4,788,000	4,925,156	137,156

F-35

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Harbortouch Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(7) LIBOR + 4.750%, 1.000% Floor	10/13/2023	5,000,000	4,950,000	4,950,000	—
HNC Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan(7) LIBOR + 4.500%, 1.000% Floor	10/5/2023	572,000	569,140	577,720	8,580
Hudson Products Holdings Inc	Capital Equipment	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	3/15/2019	1,862,892	1,853,578	1,632,360	(221,218)
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan(7) LIBOR + 6.000%, 1.000% Floor	3/30/2022	4,977,182	4,916,266	5,026,954	110,688
Iqor US Inc.	Services: Business	Senior Secured First Lien Term Loan(7) LIBOR + 5.000%, 1.000% Floor	4/1/2021	7,591,111	7,439,289	7,230,533	(208,756)
Isola USA Corp.	High Tech Industries	Senior Secured First Lien Term Loan(7) LIBOR + 8.250%, 1.000% Floor	11/29/2018	3,697,045	3,595,250	3,441,172	(154,078)
J.D. Power and Associates	Services: Consumer	Senior Secured First Lien Term Loan(7) LIBOR + 4.250%, 1.000% Floor	9/7/2023	2,000,000	1,990,000	2,017,500	27,500
Kronos Incorporated	Services: Business	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	11/1/2023	3,000,000	2,985,000	3,035,160	50,160
Kronos Incorporated	Services: Business	Senior Secured Second Lien Term Loan(7) LIBOR + 8.250%, 1.000% Floor	11/1/2024	2,000,000	1,980,000	2,058,760	78,760
Lightstone HoldCo LLC	Utilities: Electric	Senior Secured First Lien Term Loan(3) LIBOR + 5.500%, 1.000% Floor	1/30/2024	2,739,130	2,684,348	2,769,946	85,598
Lightstone HoldCo LLC	Utilities: Electric	Senior Secured First Lien Term Loan(3) LIBOR + 5.500%, 1.000% Floor	1/30/2024	260,870	255,652	263,804	8,152
Livingston International, Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loan(4)(7) LIBOR + 8.250%, 1.250% Floor	4/17/2020	1,954,783	1,969,443	1,862,321	(107,122)
MPH Acquisition Holdings LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	6/7/2023	2,870,317	2,855,965	2,917,993	62,028
MWI Holdings, Inc.	Capital Equipment	Senior Secured First Lien Term Loan(7) LIBOR + 5.500%, 1.000% Floor	6/29/2020	3,990,000	3,950,100	3,980,025	29,925
Nine West Holdings, Inc.	Consumer goods: Non-durable	Senior Secured First Lien Term Loan(7) LIBOR + 3.750%, 1.000% Floor	10/8/2019	5,865,000	5,850,338	3,606,975	(2,243,363)
O2 Partners, LLC	Consumer goods: Non-durable	Senior Secured First Lien Term Loan(6) LIBOR + 5.000%, 1.000% Floor	10/7/2022	1,500,000	1,485,000	1,485,000	—
Payless Inc.	Retail	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	3/11/2021	5,850,000	5,828,063	3,017,606	(2,810,457)
Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	1/26/2023	5,940,050	5,821,249	5,965,533	144,284

F-36

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Polycom, Inc.	Wholesale	Senior Secured First Lien Term Loan(7) LIBOR + 6.500%, 1.000% Floor	9/27/2023	1,946,667	1,868,800	1,953,967	85,167
Preferred Proppants, LLC	Construction & Building	Senior Secured First Lien Term Loan(7) LIBOR + 5.750%, 1.000% Floor	7/27/2020	2,870,178	2,841,476	2,421,713	(419,763)
Press Ganey Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(5) LIBOR + 3.250%, 1.000% Floor	10/23/2023	3,000,000	2,985,000	3,015,000	30,000
Press Ganey Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan(5) LIBOR + 7.250%, 1.000% Floor	10/21/2024	6,500,000	6,472,500	6,472,505	5
Rackspace Hosting, Inc.	Services: Business	Senior Secured First Lien Term Loan(3) LIBOR + 3.500%, 1.000% Floor	11/3/2023	1,000,000	1,000,000	1,000,000	—
Rackspace Hosting, Inc.	Services: Business	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	11/3/2023	2,500,000	2,487,500	2,530,200	42,700
SCS Holdings I Inc.	High Tech Industries	Senior Secured First Lien Term Loan(5) LIBOR + 4.250%, 1.000% Floor	10/30/2022	1,500,000	1,496,250	1,496,250	—
Sungard Availability Services Capital Inc.	Services: Business	Senior Secured First Lien Term Loan(5) LIBOR + 5.000%, 1.000% Floor	4/1/2019	7,989,438	7,956,046	7,716,439	(239,607)
TaxACT Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(5) LIBOR + 6.000%, 1.000% Floor	1/3/2023	2,705,882	2,634,706	2,705,882	71,176
Tensar Corporation	Capital Equipment	Senior Secured First Lien Term Loan(7) LIBOR + 4.750%, 1.000% Floor	7/9/2021	11,574,536	11,458,791	10,417,083	(1,041,708)
TravelCLICK, Inc	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(5) LIBOR + 4.500%, 1.250% Floor	5/6/2021	4,732,805	4,685,477	4,738,721	53,244
tronc, Inc.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan(4)(5) LIBOR + 4.750%, 1.000% Floor	8/4/2021	7,000,000	6,930,000	6,973,750	43,750
UFC Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	8/18/2023	1,000,000	995,000	1,012,000	17,000
UFC Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan(7) LIBOR + 7.500%, 1.000% Floor	8/18/2024	500,000	495,000	513,125	18,125

F-37

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
US Shipping Partners LP	Transportation: Cargo	Senior Secured First Lien Term Loan(5) LIBOR + 4.250%, 1.000% Floor	6/26/2021	1,856,284	1,842,362	1,786,673	(55,689)
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(7) LIBOR + 5.000%, 1.000% Floor	6/1/2023	997,500	987,525	987,525	—
Veresen Midstream Limited Partnership	Energy: Oil & Gas	Senior Secured First Lien Term Loan(7) LIBOR + 4.250%, 1.000% Floor	3/31/2022	2,992,405	2,956,197	3,009,851	53,654
Victory Capital Operating, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(7) LIBOR + 7.500%, 1.000% Floor	10/29/2021	1,625,357	1,600,977	1,641,611	40,634
Vistra Operations Company LLC	Energy: Electricity	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	8/4/2023	3,257,143	3,224,571	3,294,307	69,736
Vistra Operations Company LLC	Energy: Electricity	Senior Secured First Lien Term Loan(7) LIBOR + 4.000%, 1.000% Floor	8/4/2023	742,857	735,429	751,334	15,905
Vistra Operations Company LLC	Energy: Electricity	Senior Secured First Lien Term Loan(3)(5) LIBOR + 3.250%, 0.750% Floor	12/14/2023	1,500,000	1,496,250	1,518,750	22,500
Western Digital Corporation	High Tech Industries	Senior Secured First Lien Term Loan(5) LIBOR + 3.750%, 0.750% Floor	4/29/2023	3,192,000	3,148,110	3,223,920	75,810
YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term Loans(4)(7) LIBOR + 7.000%, 1.000% Floor	2/13/2019	9,737,187	9,725,122	9,627,643	(97,479)
Total				$230,377,606	$227,513,681	$213,493,418	$(14,020,263)
Total accrued interest income, net of expenses							372,933
Total unrealized depreciation on TRS							$(13,647,330)

(1)	All investments are domiciled in the United States except for Livingston International, Inc., which is domiciled in Canada. All foreign investments are denominated in US Dollars.
(2)	Represents the initial amount of par of an investment in which the TRS is referenced.
(3)	The referenced asset or portion thereof is unsettled as of December 31, 2016.
(4)	The investment is not a qualifying asset under the 1940 Act.
(5)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2016 was 0.77%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 1M LIBOR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the LIBOR floor.
(6)	The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at December 31, 2016 was 0.82%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 2M LIBOR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the LIBOR floor.
(7)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2016 was 1.00%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 3M LIBOR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the LIBOR floor.

See accompanying notes to consolidate financial statements

F-38

SIERRA INCOME CORPORATION

Notes to Consolidated Financial Statements

December 31, 2017

Note 1. Organization

Sierra Income Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 13, 2011 and formally commenced operations on April 17, 2012. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company is externally managed by SIC Advisors LLC (“SIC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). SIC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm (NYSE: MDLY), which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. The term “Medley” refers to the collective activities of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, SIC Advisors, associated investment funds and their respective affiliates. The Company has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s fiscal year-end is December 31st.

On April 17, 2012, the Company successfully reached its minimum escrow requirement and officially commenced operations by issuing 1,108,033 shares of common stock to SIC Advisors for gross proceeds of $10,000,000. The Company’s offering period is currently scheduled to terminate on April 17, 2018, unless further extended. As of December 31, 2017, the Company has sold a total of 96,620,231 shares of common stock, which includes shares issued as part of the distribution reinvestment plan (see Note 13), for total proceeds of $1.0 billion, which includes the shares sold to SIC Advisors. The proceeds from the issuance of common stock are presented in the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows and are presented net of selling commissions and dealer manager fees.

On August 15, 2013, the Company formed Arbor Funding LLC (“Arbor”), a wholly-owned financing subsidiary.

On June 18, 2014, the Company formed Alpine Funding LLC (“Alpine”), a wholly-owned financing subsidiary.

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for U.S. federal income tax purposes. Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. The Company intends to meet its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. The Company will originate transactions sourced through SIC Advisors’ direct origination network, and also expects to acquire debt securities through the secondary market. The Company may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect such investments to be a substantial portion of the portfolio.

Note 2. Significant Accounting Policies

Basis of Presentation

The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Financial Services, Investment Companies (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and includes the accounts of the Company and its wholly-owned subsidiaries, Alpine, Arbor, and the Taxable Subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. All references made to the “Company,” “we,” and “us” herein include Sierra Income Corporation and its consolidated subsidiaries, except as stated otherwise.

F-39

Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, the audited financial results included herein contain all adjustments and reclassifications, which are of a normal recurring nature, that are necessary for the fair presentation of financial statements for the periods included herein.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments or investments with original maturities of three months or less. Cash and cash equivalents include deposits in money market mutual funds. The Company deposits its cash in major United States financial institutions which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Offering Costs

Offering costs incurred directly by the Company are expensed in the period incurred.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Financing Costs

Financing costs, incurred in connection with the Company’s credit facilities (see Note 6), are deferred and amortized over the life of each corresponding facility.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. The Company records amortized or accreted discounts or premiums as interest income using the effective interest method. Dividend income, which represents dividends from equity investments and distributions from subsidiaries, if any, is recognized on an accrual basis to the extent that the Company expects to collect such amount.

Fee income associated with investments in portfolio companies is recognized as income in the period that the Company becomes entitled to such fees. Other fees related to loan administration requirements are capitalized as deferred revenue and recorded into income over the respective period.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company holds debt investments that contain a payment-in-kind (PIK) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on an accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the years ended December 31, 2017, 2016 and 2015, the Company earned $5,744,741, $3,230,135 and $2,973,290 in PIK interest, respectively.

F-40

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. During the years ended December 31, 2017, 2016 and 2015, the Company recognized $19,723,891, $15,548,224 and $0, respectively in realized losses related to certain non-cash restructuring transactions, which are recorded on the consolidated statements of operations as a component of net realized gain/(loss) from non-controlled/non-affiliated investments. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation/(depreciation) on investments in the consolidated statements of operations. For total return swap transactions (see Note 5), periodic payments are received or made at the end of each settlement period, but prior to settlement are recorded as realized gains or losses on total return swap in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Loans on non-accrual status are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Company may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2017, eight portfolio investments were on non-accrual status with a cost of $85,350,257, or 8.1% of the cost of the Company’s portfolio, and a fair value of $27,848,048 or 2.6% of the fair value of the Company’s portfolio. As of December 31, 2016, seven portfolio investments were on non-accrual status with a cost of $57,135,673, or 5.6% of the cost of the Company’s portfolio, and a fair value of $35,022,807 or 3.6% of the fair value of the Company’s portfolio.

Interest income from investments in the “equity” class of a collateralized loan obligation (“CLO”) security (typically subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from these investments, including the expected residual payments, and the effective yield is determined and updated periodically. Any difference between the cash distribution received and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of such investments.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, the Company would be deemed to “control” a portfolio company if it owns more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. The Company refers to such investments in portfolio companies that it “controls” as “Controlled Investments.” Under the 1940 Act, the Company would be deemed to be an “Affiliated Person” of a portfolio company if it owns at least 5%, but no more than 25%, of the portfolio company’s outstanding voting securities or if it is under common control with such portfolio company. The Company refers to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. The Company weighs the use of third-party broker quotations, if any, in determining fair value based on management’s understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

F-41

Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the “practical expedient”, as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company’s underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum.

The methodologies utilized by the Company in estimating the fair value of its investments categorized as Level 3 generally fall into the following two categories:

●	The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable assets, liabilities, or a group of assets and liabilities, such as a business.

●	The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the Income Approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, the Company weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, the Company may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. The Company may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments includes, among other things:

●	valuations of comparable public companies (“Guideline Comparable Approach”);

●	recent sales of private and public comparable companies (“Guideline Comparable Approach”);

●	recent acquisition prices of the company, debt securities or equity securities (“Recent Arms-length Transaction”);

●	external valuations of the portfolio company, offers from third parties to buy the company (“Estimated Sales Proceeds Approach”);

●	subsequent sales made by the company of its investments (“Expected Sales Proceeds Approach”); and

●	estimating the value to potential buyers.

F-42

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments includes:

●	discounting the forecasted cash flows of the portfolio company or securities (“Discounted Cash Flow” or “DCF” Approach); and

●	Black-Scholes model or simulation models or a combination thereof (Income Approach – Option Model) with respect to the valuation of warrants.

Over-the-counter derivative contracts, such as total return swaps (see Note 5) are fair valued using models that measure the change in fair value of reference assets underlying the swaps offset against any fees payable to the swap counterparty. The fair values of the reference assets underlying the swaps are determined using similar methods as described above for debt and equity investments where the Company also invests directly in such assets.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

●	the quarterly valuation process begins with each portfolio investment being initially valued by the Company’s valuation professionals;

●	preliminary valuation conclusions are then documented and discussed with senior management; and

●	an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one-third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of the Company’s investments are subject to the following valuation process:

●	management reviews preliminary valuations and its own independent assessment;

●	the independent audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

●	the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

The Company’s investments in subordinated notes are carried at fair value, which is based on a discounted cash flow model. The discounted cash flow model models both the underlying collateral (assets) and the liabilities of the CLO capital structure. The discounted cash flow model uses a set of assumptions including projected default rates, recovery rates, reinvestment rates and prepayment rates in order to arrive at estimated cash flows of the assets. The discounted cash flow model distributes the asset cash flows to the liability structure based on the payment priorities and discounts them back using appropriate market discount rates based on discount rates for comparable CLOs. The assumptions are based on available market data as well as management estimates. Additional data is used to validate the results from the discounted cash flow method, such as analysis of relevant data observed in the CLO market, review of quotes, where available, recent acquisitions and observable transactions in the subordinated notes, among other factors.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

F-43

Fair Value of Financial Instruments

The carrying amounts of certain of the Company’s financial instruments, including cash and accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are discussed in Note 4.

U.S. Federal Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. In order to continue to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of its investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax-exempt interest income (which is the excess of the Company’s gross tax-exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under Subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for U.S. federal excise tax purposes, the Company accrues U.S. federal excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended December 31, 2017, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains. Accordingly, with respect to the year ended December 31, 2017, an excise tax expense of $235,942 was recorded.

The Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. As of December 31, 2017 and 2016, the Company recorded a deferred tax liability of $291,454 and $244,622, respectively, on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net realized and unrealized gain/(loss) on investments on the consolidated statements of operations. On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act, which significantly changes the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, a move from a worldwide tax system to a territorial system, as well as other changes. The Company’s Taxable Subsidiaries provisional tax will be based on the new federal corporate tax rate of 21% for the tax year 2018. This estimate incorporates assumptions made based on the Taxable Subsidiaries’ current interpretation of the Tax Act and may change, possibly materially, as the Company completes its analysis and receives additional clarification and implementation guidance.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having OID, the Company must include in ICTI each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as PIK interest income and interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any OID or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is the United States federal jurisdiction. The Company’s federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

F-44

The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. There were no interest or penalties due to material uncertain income tax positions at December 31, 2017, 2016 and 2015.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2017, 2016 and 2015, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of realized gain/(loss) on swaps, non-deductible excise tax accruals, disallowed net investment income and realized losses from subsidiaries and certain fee income as follows:

	As of December 31,
	2017	2016	2015
Capital in excess of par value	$(3,062,466)	$—	$—
Accumulated undistributed net investment income (loss)	6,069,121	7,210,862	5,462,354
Accumulated net realized gain (loss) from investments	(3,006,655)	(7,210,862)	(5,462,354)

The following table reflects, for U.S. federal income tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Ordinary income	$61,549,954	100.0%	$68,596,940	100.0%	$40,302,852	70.9%
Net realized gain	—	—	—	—	441,052	0.8
Return of capital (other)	—	—	—	—	16,060,726	28.3
Distributions on a tax basis:	$61,549,954	100.0%	$68,596,940	100.0%	$56,804,630	100.0%

For U.S. federal income tax purposes, the cost of investments owned as of December 31, 2017, 2016 and 2015 was $1,126,729,528, $1,026,556,117 and $954,019,208, respectively. For the year ended December 31, 2017, gross unrealized appreciation and depreciation for U.S. federal income tax purposes were $13,026,716 and $75,647,154, respectively, resulting in net unrealized depreciation of $62,620,438. For the year ended December 31, 2016, gross unrealized appreciation and depreciation for U.S. federal income tax purposes were $10,295,224 and $53,707,019, respectively, resulting in net unrealized depreciation of $43,411,795. For the year ended December 31, 2015, gross unrealized appreciation and depreciation for U.S. federal income tax purposes were $3,009,097 and $49,665,861, respectively, resulting in net unrealized depreciation of $46,656,764.

F-45

The following table shows the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s consolidated statements of assets and liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of defaulted bonds, unamortized upfront fees, partnership basis adjustments, outstanding loan fees, wash sales and swap mark to market as of December 31, 2017, 2016 and 2015:

	2017	2016	2015
Ordinary income	$9,915,144	$5,591,260	$—
Other temporary differences	—	(1,281)	(1,798)
Post October loss deferrals	—	—	(11,580,851)
Short term capital loss carryover	(9,397,818)	(1,509,069)	—
Long term capital loss carryover	(41,394,155)	(18,198,466)	—
Unrealized appreciation (depreciation)	(62,825,288)	(43,602,229)	(46,868,991)
Components of tax distributable earnings at year end	$(103,702,117)	$(57,719,785)	$(58,451,640)

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s consolidated financial statements (See Note 3).

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

SIC Advisors has broad discretion in making investments for the Company. Investments generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuates.

The value of the Company’s investments in loans and bonds may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as the Company’s borrowers, and those for which market yields are observable, increase materially.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Accounting Standards Codification (“ASC”) Topic 606) (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The new guidance is effective for fiscal years beginning after December 15, 2017 and, therefore, became effective for the Company on January 1, 2018. During implementation, the Company determined that the Company’s significant revenue sources associated with financial instruments, including loans and notes that are accounted for under other U.S. GAAP, are considered not in the scope of ASU 2014-09. As a result, the new guidance will not have a significant impact on the Company’s consolidated financial statements. The Company identified no changes to the recognition, timing or classification of revenues most closely associated with financial instruments, including interest and dividend income, realized gains and losses, up-front fees, interest and dividend income. The Company will elect to adopt the new guidance using the modified retrospective approach as of the date of initial application on January 1, 2018. At this time, electing the modified retrospective approach would result in no cumulative effect adjustment to the opening balance of net assets at the date of initial application.

F-46

Note 3. Investments

The following table shows the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2017:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$609,837,869	54.0%	$569,902,295	53.5%
Senior secured second lien term loans	43,955,411	3.9	42,758,067	4.0
Senior secured first lien notes	251,114,921	22.2	231,837,616	21.8
Subordinated notes	74,598,558	6.6	74,341,284	7.0
Sierra Senior Loan Strategy JV I LLC	79,816,250	7.1	79,515,513	7.5
Equity/warrants	70,305,798	6.2	65,754,315	6.2
Total	$1,129,628,807	100.0%	$1,064,109,090	100.0%

The following table shows the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2016:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$515,753,491	50.2%	$493,340,277	50.2%
Senior secured second lien term loans	275,915,932	26.9	260,008,735	26.4
Senior secured first lien notes	72,767,547	7.1	71,970,598	7.3
Subordinated notes	53,041,209	5.2	55,185,590	5.6
Sierra Senior Loan Strategy JV I LLC	60,785,000	5.9	60,496,647	6.2
Equity/warrants	48,219,259	4.7	42,142,475	4.3
Total	$1,026,482,438	100.0%	$983,144,322	100.0%

The following table shows the composition of the Company’s portfolio investments by industry classification at amortized cost and fair value as of December 31, 2017:

	Amortized Cost	Percentage	Fair Value	Percentage
Multi-Sector Holdings	$154,414,808	13.7%	$153,856,797	14.5%
Services: Business	148,161,667	13.1	146,953,643	13.8
Healthcare & Pharmaceuticals	97,232,777	8.6	91,755,106	8.6
High Tech Industries	75,090,922	6.6	72,406,421	6.8
Aerospace & Defense	66,311,880	5.9	66,643,836	6.3
Banking, Finance, Insurance & Real Estate	63,803,867	5.6	63,954,055	6.0
Chemicals, Plastics & Rubber	21,166,845	1.9	21,154,595	2.0
Construction & Building	53,442,004	4.7	53,936,884	5.1
Hotel, Gaming & Leisure	67,502,603	6.0	44,379,508	4.2
Transportation: Cargo	36,257,578	3.2	36,660,325	3.4
Energy: Oil & Gas	36,199,596	3.2	34,983,825	3.3
Beverage & Food	31,534,581	2.8	31,625,675	3.0
Telecommunications	26,007,433	2.3	25,579,647	2.4
Media: Advertising, Printing & Publishing	24,694,311	2.2	24,692,940	2.3
Containers, Packaging & Glass	22,128,033	2.0	22,128,034	2.1
Metals & Mining	21,202,310	1.9	21,202,310	2.0
Retail	27,846,032	2.5	19,931,113	1.9
Automotive	36,186,832	3.2	16,154,337	1.5
Capital Equipment	14,730,032	1.3	14,726,702	1.4
Media: Diversified & Production	15,247,000	1.3	14,471,721	1.4
Media: Broadcasting & Subscription	15,918,385	1.4	13,438,549	1.3
Wholesale	47,212,500	4.2	47,202,110	4.4
Services: Consumer	9,497,960	0.8	8,631,158	0.8
Transportation: Consumer	7,614,095	0.7	7,614,095	0.7
Consumer Goods: Non-durable	6,166,667	0.5	5,942,867	0.6
Environmental Industries	4,058,089	0.4	4,082,837	0.4
Total	$1,129,628,807	100.0%	$1,064,109,090	100.0%

F-47

The following table shows the composition of the Company’s portfolio investments by industry classification at amortized cost and fair value as of December 31, 2016:

	Amortized Cost	Percentage	Fair Value	Percentage
Services: Business	$159,797,762	15.6%	$149,451,149	15.2%
Multi-Sector Holdings	128,326,209	12.5	130,182,237	13.3
Banking, Finance, Insurance & Real Estate	72,588,294	7.1	72,938,844	7.4
Aerospace & Defense	68,415,721	6.7	70,126,640	7.1
Hotel, Gaming & Leisure	71,197,643	6.9	69,640,838	7.1
Healthcare & Pharmaceuticals	75,853,228	7.4	69,382,894	7.1
Retail	71,315,882	6.9	61,292,231	6.2
Construction & Building	59,905,702	5.8	58,267,425	5.9
Telecommunications	37,511,289	3.7	37,580,414	3.8
Energy: Oil & Gas	38,245,386	3.7	33,048,939	3.4
Transportation: Cargo	28,797,584	2.8	28,493,057	2.9
High Tech Industries	26,733,476	2.6	25,888,925	2.6
Automotive	32,217,128	3.1	24,222,630	2.5
Wholesale	22,332,170	2.2	21,660,294	2.2
Metals & Mining	20,756,842	2.0	20,518,139	2.1
Media: Advertising, Printing & Publishing	20,267,753	2.0	19,306,587	2.0
Beverage & Food	18,949,580	1.8	19,282,080	2.0
Media: Broadcasting & Subscription	18,085,575	1.8	15,830,498	1.6
Media: Diversified & Production	15,247,000	1.5	15,733,786	1.6
Chemicals, Plastics & Rubber	15,515,124	1.5	15,726,190	1.6
Capital Equipment	11,937,500	1.2	12,088,629	1.2
Transportation: Consumer	7,280,374	0.7	7,280,374	0.7
Services: Consumer	5,205,216	0.5	5,201,522	0.5
Total	$1,026,482,438	100.0%	$983,144,322	100.0%

See the Consolidated Schedule of Investments for industry classifications of the underlying TRS reference assets as of December 31, 2017 and 2016.

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value as of December 31, 2017 and 2016 :

	December 31, 2017		December 31, 2016
Geography	Fair Value	Percentage	Fair Value	Percentage
United States	$985,247,246	92.6%	$905,925,975	92.1%
Cayman Islands	74,341,284	7.0	69,685,590	7.1
Canada	4,520,560	0.4	7,532,757	0.8
Total	$1,064,109,090	100.0%	$983,144,322	100.0%

F-48

Transactions with Controlled/Affiliated Companies

During the years ended December 31, 2017 and 2016, the Company had investments in portfolio companies designated as controlled/affiliated investments under the 1940 Act. Transactions with controlled/affiliated investments were as follows:

Name of Investment(3)	Type of Investment	Fair Value at December 31, 2016	Purchases/ (Sales) of Investments	Transfers In/(Out) of Investments	Net change in unrealized appreciation/ (depreciation)	Realized Gain/(Loss)	Fair Value at December 31, 2017	Income Earned
AAR Intermediate Holdings, LLC	Senior Secured First Lien Term Loan	$—	$37,734	$150,935	$—	$—	$188,669	$10,532
	Senior Secured First Lien Term Loan	—	—	3,144,481	—	—	3,144,481	197,535
	Senior Secured First Lien Term Loan	—	811,418	5,254,799	1,012,747	—	7,078,964	637,969
	Membership Units	—	—	—	—	—	—	—
Access Media Holdings, LLC	Senior Secured First Lien Term Loan	—	364,573	7,026,014	—	—	7,390,587	728,398
	Common Stock	—	—	—	—	—	—	—
	Preferred Equity Series A	—	—	1,400,000	(1,400,000)	—	—	—
	Preferred Equity Series AA	—	52,500	647,500	(700,000)	—	—	—
	Preferred Equity Series AAA	—	466,200		(336,000)	—	130,200	—
Capstone Nutrition	Senior Secured First Lien Term Loan	11,340,007	—	—	702,294	—	12,042,301	—
	Senior Secured First Lien Term Loan	4,906,812	—	—	303,881	—	5,210,693	—
	Common Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—	—
MCM East Pratt Holdings, LLC	Equity	—	455,871	—	—	—	455,871	—
MCM Capital Office Park Holdings LLC	Equity	7,500,000	—	—	—	—	7,500,000	623,377
Nomida LLC(1)	Senior Secured First Lien Term Loan	8,100,000	(5,165,000)	—	—	—	2,935,000	697,861
	Equity	5,400,000	—	—	—	—	5,400,000	—
Sierra Senior Loan Strategy JV I LLC(2)	Equity	60,496,647	19,031,250	—	(12,384)	—	79,515,513	7,262,500
TwentyEighty, Inc.	Senior Secured First Lien Term Loan	—	5,627,149	—	(125,300)	—	5,501,849	488,017
	Senior Secured First Lien Term Loan	—	6,696,055	—	—	—	6,696,055	488,249
	Senior Secured First Lien Term Loan	—	3,084,498	—	13,587	—	3,098,085	257,619
	Equity	—	—	—	—	—	—	—
Total		$97,743,466	$31,462,248	$17,623,729	$(541,175)	$—	$146,288,268	$11,392,057

F-49

Name of Investment	Type of Investment	Fair Value at December 31, 2015	Purchases/ (Sales) of Investments	Transfers In/(Out) of Investments	Net change in unrealized appreciation/ (depreciation)	Realized Gain/(Loss)	Fair Value at December 31, 2016	Income Earned
Controlled/affiliated Investments
Capstone Nutrition	Senior Secured First Lien Term Loan	—	$4,068,230	$13,839,952	$(1,661,363)	—	$16,246,819	$—
	Common Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—	—
MCM Capital Office Park Holdings LLC	Equity	—	7,500,000	—	—	—	7,500,000	—
Nomida LLC(1)	Senior Secured First Lien Term Loan	8,100,042	—	—	(42)	—	8,100,000	823,500
	Equity	5,400,000	—	—	—	—	5,400,000	—
Sierra Senior Loan Strategy JV I LLC(2)	Equity	34,362,191	26,512,500	—	(378,044)	—	60,496,647	4,733,750
Total		$47,862,233	$38,080,730	$13,839,952	$(2,039,449)	$—	$97,743,466	$5,557,250

(1)	Nomida, LLC (“Nomida”) is a non-public real estate investment formed by the Company to purchase and develop a residential property. The Company is the sole equity shareholder of Nomida and has provided 100% of the debt financing to the entity. The Company is Nomida’s sole member responsible for Nomida’s daily operations. In addition, the Chief Financial Officer and Secretary of the Company also serves as President of Nomida. The assets of Nomida are comprised of a residential development property in the city of Chicago, IL and the proceeds of the loan from the Company; the liabilities of Nomida consist of the loan payable to the Company.
(2)	The Company and Great American Life Insurance Company (“GALIC”) are the members of Sierra Senior Loan Strategy JV I LLC (“Sierra JV”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members of Sierra JV make capital contributions as investments by Sierra JV are completed, and all portfolio and other material decisions regarding Sierra JV must be submitted to Sierra JV’s board of managers, which is comprised of an equal number of members appointed by each of the Company and GALIC. Approval of Sierra JV’s board of managers requires the unanimous approval of a quorum of the board of managers, with a quorum consisting of equal representation of members appointed by each of the Company and GALIC. Because management of Sierra JV is shared equally between the Company and GALIC, the Company does not have operational control over the Sierra JV for purposes of the 1940 Act or otherwise.
(3)	The par amount and additional detail are shown in the consolidated schedule of investments.

Purchases/(sales) of investments in controlled affiliates are included in the purchases and sales presented on the consolidated statements of cash flows for the year ended December 31, 2017. Transfers in/(out) of control/affiliates represents the fair value for the month an investment became or was removed as a controlled/affiliated investment. Income received from controlled/affiliates is included in total investment income on the consolidated statements of operations for the years ended December 31, 2017 and 2016.

In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. For the years ended December 31, 2017 and 2016, the total fair value of warrants were $971,561 and $669,709, respectively, and were included in investments at fair value on the consolidated statements of assets and liabilities. Total realized and change in unrealized gains (losses) related to warrants for the years ended December 31, 2017 and 2016, were $(815,866) and $(2,535,133), respectively and were recorded on the consolidated statements of operations in those accounts. The warrants are received in connection with individual investments and are not subject to master netting arrangements.

As of December 31, 2017, the Company held Loan it has made directly to 79 investee companies with aggregate principal amounts of $932.8 million. As of December 31, 2016, the Company held loans it has made directly to 71 investee companies with aggregate principal amounts of $885.4 million. During the years ended December 31, 2017 and 2016, the Company made 117 and 59 loans to investee companies, respectively, with aggregate principal amounts of $500.5 million and $339.3 million, respectively. The details of the Company’s loans have been disclosed on the consolidated schedule of investments as well as in Note 4.

In addition to the loans that the Company has provided, the Company has unfunded commitments to provide additional financings through undrawn term loans or revolving lines of credit. The details of such arrangements are disclosed in Note 11.

F-50

Sierra Senior Loan Strategy JV I LLC

On March 27, 2015, the Company and GALIC entered into a limited liability company operating agreement to co-manage Sierra JV. All portfolio and other material decisions regarding Sierra JV must be submitted to Sierra JV’s board of managers, which is comprised of four members, two of whom are selected by the Company and the other two are selected by GALIC. The Company has concluded that it does not operationally control Sierra JV. As the Company does not operationally control Sierra JV, it does not consolidate the operations of Sierra JV within the consolidated financial statements. As a practical expedient, the Company uses NAV to determine the fair value of its investment in Sierra JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 4).

As of December 31, 2017 and 2016, Sierra JV had total capital commitments of $100 million, with the Company providing $87.5 million and GALIC providing $12.5 million. Approximately, $91.2 million and $69.5 million was funded as of December 31, 2017 and 2016, relating to these commitments, of which $79.8 million and $60.8 million were from the Company, respectively. The Company does not have the right to withdraw any of their respective capital commitment, unless in connection with a transfer of its membership interests. The Company may transfer full membership interests as long as it is approved by all members and transferred in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, or applicable state securities laws.

On August 4, 2015, Sierra JV entered into a senior secured revolving credit facility the (“JV Facility”) led by Credit Suisse, AG (“CS”) with commitments of $100 million subject to certain leverage and borrowing base restrictions. On December 29, 2015, the JV Facility was amended and the total commitments were increased to $135 million. On March 30, 2017, the Company amended the JV Facility previously administered by CS and facilitated the assignment of all rights and obligations of CS under the JV Facility to Deutsche Bank AG, New York Branch, (“DB”) and increased the total loan commitments to $240 million. On May 26, 2017 commitments to the JV facility were increased from $240 million to $250 million. The JV Facility bears interest at a rate of LIBOR (with no minimum) plus 2.50% per annum. The JV Facility reinvestment period ends on March 30, 2019 and the stated maturity date is March 30, 2022. As of December 31, 2017 and 2016, there were $180.0 million and $123.9 million outstanding under the JV Facility, respectively.

The following table shows a summary of Sierra JV’s portfolio as of December 31, 2017 and 2016:

	December 31, 2017	December 31, 2016
Senior secured loans(1)	$262,812,353	$187,314,127
Weighted average current interest rate on senior secured loans(2)	6.88%	6.73%
Number of borrowers in the Sierra JV	52	40
Investments at fair value	$257,714,909	$183,657,487
Largest loan to a single borrower(1)	$11,289,143	$10,000,000
Total of five largest loans to borrowers(1)	$47,048,607	$39,387,481

(1)	At par value.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.

F-51

The following is a listing of the individual investments in Sierra JV’s portfolio as of December 31, 2017:

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
4Over International, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (2) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	6/7/2022	$11,289,143	$11,289,143	$11,289,143
AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	10/1/2021	7,742,248	7,705,715	7,742,248
Acrisure, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (3) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	11/22/2023	5,446,350	5,463,963	5,432,734
Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term Loan (2) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	9/4/2023	2,710,507	2,688,518	2,695,870
Apco Holdings, Inc.	Automotive	Senior Secured First Lien Term Loan (2) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	1/31/2022	4,583,108	4,489,351	4,583,108
API Technologies Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (4) LIBOR + 6.50% Cash, 1.00% LIBOR Floor	4/22/2022	5,865,000	5,780,283	5,865,000
Associated Asphalt Partners, LLC	Construction & Building	Senior Secured First Lien Term Loan (2) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	4/5/2024	991,786	987,339	991,786
Avantor Performance Materials Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (2) LIBOR + 4.00% Cash, 1.00% LIBOR Floor	11/21/2024	7,250,000	7,142,615	7,280,450
Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term Loan (2) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	4/12/2023	2,375,000	2,369,244	2,398,750
Canyon Valor Companies, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan (4) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	6/16/2023	997,500	995,170	1,007,475
Cardenas Markets LLC	Retail	Senior Secured First Lien Term Loan (4) LIBOR + 5.75% Cash, 1.00% LIBOR Floor	11/29/2023	6,435,000	6,380,645	6,435,000
CD&R TZ Purchaser, Inc.	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	7/21/2023	6,418,750	6,341,846	6,418,750
Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 4.75% Cash, 1.00% LIBOR Floor	10/4/2024	8,117,949	8,093,676	8,117,949
CP OpCo, LLC	Services: Business	Senior Secured First Lien Term Loan (4) (7) (8) ABR + 5.50% PIK, 4.25% ABR Floor	4/1/2019	374,949	355,848	99,549
CP OpCo, LLC	Services: Business	Senior Secured First Lien Term Loan (4) (7) (8) ABR + 8.50% PIK, 4.25% ABR Floor	4/1/2019	2,759,011	1,195,026	—
CP OpCo, LLC	Services: Business	Senior Secured First Lien Term Loan (4) (7) (8) ABR + 7.00% PIK, 3.75% ABR Floor	4/1/2019	1,730,483	—	—
CP OpCo, LLC Revolving Credit Facility	Services: Business	Senior Secured First Lien Term Loan (4) (9) (10) ABR + 3.50% Cash, 4.25% ABR Floor	4/1/2019	—	—	—
CP Opco, LLC	Services: Business	Common Units(11)	—	—	—	—
CSP Technologies North America, LLC	Containers, Packaging and Glass	Senior Secured First Lien Term Loan (4) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	1/31/2022	4,707,134	4,707,134	4,707,134
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (2) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	12/1/2021	4,207,418	4,083,299	4,207,418

F-52

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
DigiCert, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (4) LIBOR + 4.75% Cash, 1.00% LIBOR Floor	10/31/2024	4,500,000	4,477,893	4,545,000
Elite Comfort Solutions, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (4) LIBOR + 6.50% Cash, 1.00% LIBOR Floor	1/15/2021	9,558,104	9,558,104	9,558,104
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (2) LIBOR + 4.00% Cash, 1.00% LIBOR Floor	12/22/2023	6,451,250	6,443,716	6,493,828
GK Holdings, Inc.	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	1/20/2021	3,988,182	3,973,551	3,906,425
Global Eagle Entertainment Inc.	Telecommunications	Senior Secured First Lien Term Loan (5) LIBOR + 7.50% Cash, 1.00% LIBOR Floor	1/6/2023	4,147,500	4,082,934	4,147,500
Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan (2) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	6/20/2023	6,691,374	6,691,374	6,691,374
High Ridge Brands Co.	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loan (4) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	6/30/2022	3,078,124	3,042,142	3,078,125
Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loan (4) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	3/18/2024	3,102,770	3,089,235	3,102,770
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (4) LIBOR + 4.75% Cash, 1.00% LIBOR Floor	6/21/2022	7,940,000	7,868,779	7,860,600
InfoGroup, Inc	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	4/3/2023	4,962,500	4,918,711	4,941,161
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	5/1/2024	6,272,747	6,165,434	6,304,111
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	4/26/2024	6,459,375	6,342,607	6,475,523
LegalZoom.com, Inc.	Services: Business	Senior Secured First Lien Term Loan (6) LIBOR + 4.50% Cash, 1.00% LIBOR Floor	11/21/2024	2,000,000	1,980,247	1,980,000
LifeMiles Ltd.	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	8/18/2022	4,875,000	4,829,405	4,826,250
Lighthouse Network, LLC.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (2) LIBOR + 4.50% Cash, 1.00% LIBOR Floor	11/29/2024	10,000,000	9,950,510	9,950,000
Manna Pro Products, LLC	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loan (4) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	12/8/2023	3,083,333	3,083,333	3,083,333
MB Aerospace ACP Holdings II Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (2) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	12/15/2022	6,862,457	6,813,212	6,862,456
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (2) LIBOR + 6.25% Cash, 1.00% LIBOR Floor	7/14/2022	5,850,003	5,835,262	5,850,004
Peraton Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (4) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	4/29/2024	4,975,000	4,952,439	4,950,125
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (2) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	8/19/2022	4,949,368	4,949,368	4,949,368
PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	11/30/2021	4,480,124	4,480,124	4,480,124
Quorum Health Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (2) LIBOR + 6.75% Cash, 1.00% LIBOR Floor	4/29/2022	2,040,782	2,011,200	2,053,639
RESIC Enterprises, LLC	Beverage & Food	Senior Secured First Lien Term Loan (2) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	11/11/2024	3,750,000	3,731,552	3,731,250
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loan (2) LIBOR + 4.50% Cash, 1.00% LIBOR Floor	5/25/2023	4,731,098	4,688,066	4,711,227
Salient CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loan (2) LIBOR + 5.75% Cash, 1.00% LIBOR Floor	2/28/2022	4,811,011	4,730,252	4,815,823
SCS Holdings I Inc. (Sirius Computer	Wholesale	Senior Secured First Lien Term Loan (2) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	10/31/2022	8,083,411	8,044,248	8,063,202
Starfish Holdco, LLC	High Tech Industries	Senior Secured First Lien Term Loan (4) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	8/16/2024	4,987,500	4,939,831	4,937,625
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 6.50% Cash, 1.00% LIBOR Floor	5/24/2021	4,687,500	4,687,500	4,638,750

F-53

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan (2) LIBOR + 4.75% Cash, 1.00% LIBOR Floor	5/28/2021	4,961,832	4,961,832	4,961,832
ThoughtWorks, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (2) LIBOR + 4.50% Cash, 1.00% LIBOR Floor	10/11/2024	4,000,000	3,990,290	3,990,000
United Road Services, Inc	Cargo	Senior Secured First Lien Term Loan (2) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	9/1/2024	3,970,000	3,950,642	3,950,150
Valence Surface Technologies, Inc.	Aerospace and Defense	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	6/13/2019	4,298,919	4,285,610	4,261,949
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	6/1/2023	5,910,000	5,863,482	5,934,822
VIP Cinema Holdings, Inc.	Consumer Goods: Durable	Senior Secured First Lien Term Loan (4) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	3/1/2023	472,035	469,992	476,377
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan (4) LIBOR + 6.50% Cash, 1.00% LIBOR Floor	10/8/2020	4,887,218	4,887,220	4,887,218
Z-Medica, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	9/29/2022	2,992,500	2,992,500	2,992,500
Total				$262,812,353	$257,831,412	$257,714,909

(1)	Represents the fair value in accordance with ASC 820 as determined by the board of managers of Sierra JV. The approval of the fair value of the portfolio investments held by Sierra JV is not included in the valuation process of the Company’s board of directors described elsewhere herein.
(2)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2017 was 1.56%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 1M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(3)	The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at December 31, 2017 was 1.62%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 1M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2017 was 1.69%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 3M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 6 Month (“6M”) LIBOR, which at December 31, 2017 was 1.84%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 6M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(6)	The interest rate on these loans is subject to a base rate plus 12 Month (“12M”) LIBOR, which at December 31, 2017 was 2.11%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 6M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(7)	The investment was on non-accrual status as of December 31, 2017.
(8)	Par amount includes accumulated paid-in-kind (“PIK”) interest and is net of repayments.
(9)	The interest rate on these loans is subject to an adjusted base rate (“ABR”) plus a spread. As the interest rate is subject to a minimum ABR Floor which was greater than the ABR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the spread plus the ABR Floor.
(10)	Includes an analysis of the value of any unfunded loan commitments.
(11)	Security is non-income producing.

F-54

The following is a listing of the individual investments in Sierra JV’s portfolio as of December 31, 2016:

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
4 Over International, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	6/7/2022	$2,475,000	$2,475,000	$2,475,000
AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loan(4) LIBOR + 5.750%, 1.000% Floor	9/3/2021	4,582,500	4,546,589	4,582,500
Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term loan(4) LIBOR + 5.500%, 1.000% Floor	9/2/2023	5,985,000	5,927,893	5,810,418
APCO Holdings, Inc.	Automotive	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	1/31/2022	4,834,797	4,711,696	4,854,668
API Technologies Corp.	Aerospace & Defense	Senior Secured First Lien Term loan(2) LIBOR + 6.500%, 1.000% Floor	4/22/2022	5,970,000	5,863,757	5,915,434
Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term loan(4) LIBOR + 6.250%, 1.000% Floor	4/12/2023	1,995,000	1,959,438	1,981,634
Cardenas Markets LLC	Retail	Senior Secured First Lien Term loan(4) LIBOR + 5.750%, 1.000% Floor	11/29/2023	6,500,000	6,435,814	6,435,000
CD&R TZ Purchaser, Inc.	Services: Consumer	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	7/21/2023	6,483,750	6,392,086	6,289,238
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term loan (3) LIBOR + 4.500%, 1.000% Floor	3/31/2019	564,956	564,956	564,956
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term loan (4) LIBOR + 4.500%, 1.000% Floor	3/31/2019	840,996	840,996	840,996
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term loan(4)(5) LIBOR + 4.500%, 1.000% Floor	3/31/2019	350,415	350,415	350,415
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term loan(4)(5) LIBOR + 6.000%, 1.000% Floor	3/31/2019	2,478,388	1,195,026	1,239,194
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term loan(4)(5) LIBOR + 6.000%, 1.000% Floor	3/31/2019	1,558,081	—	—
CP OpCo, LLC	Services: Consumer	Common Units	—	—	—	—
CRGT Inc.	High Tech Industries	Senior Secured First Lien Term loan(4) LIBOR + 6.500%, 1.000% Floor	12/19/2020	4,068,160	4,060,486	4,068,160
Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term loan(4) LIBOR + 6.500%, 1.000% Floor	1/15/2021	10,000,000	10,000,000	10,100,000
Explorer Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loan(4) LIBOR + 5.000%, 1.000% Floor	5/2/2023	1,243,750	1,232,468	1,252,208
GK Holdings, Inc.	Services: Business	Senior Secured First Lien Term loan(4) LIBOR + 5.500%, 1.000% Floor	1/20/2021	4,029,298	4,009,681	4,109,884
GTCR Valor Companies, Inc.	Media: Diversified & Production	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	6/16/2023	8,955,000	8,621,284	8,843,063
Harbortouch Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loan(4) LIBOR + 4.750%, 1.000% Floor	10/31/2023	3,000,000	2,971,068	2,970,000
High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior Secured First Lien Term loan(4) LIBOR + 5.250%, 1.000% Floor	6/30/2022	3,109,375	3,064,948	3,062,734
HNC Holdings, Inc.	Construction & Building	Senior Secured First Lien Term loan(4) LIBOR + 4.500%, 1.000% Floor	10/5/2023	165,000	164,199	166,650
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	3/30/2022	5,961,841	5,913,053	6,021,459
Keurig Green Mountain, Inc.	Beverage & Food	Senior Secured First Lien Term loan(4) LIBOR + 5.500%, 1.000% Floor	3/3/2023	3,100,783	3,063,634	3,100,783
Keystone Peer Review Organization Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loan(4) ABR + 4.00%, 3.75% ABR Floor	12/28/2022	6,000,000	6,000,000	5,940,000
Kraton Polymers LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term loan(4) LIBOR + 5.000%, 1.000% Floor	1/6/2022	5,000,000	4,828,278	5,050,000
MB Aerospace ACP Holdings II Corp.	Aerospace and Defense	Senior Secured First Lien Term loan(4) LIBOR + 5.500%, 1.000% Floor	12/15/2022	6,932,481	6,872,697	6,932,481
MWI Holdings, Inc.	Capital Equipment	Senior Secured First Lien Term loan(4) LIBOR + 5.500%, 1.000% Floor	6/29/2020	3,980,000	3,944,879	3,970,050

F-55

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loan(4) LIBOR + 6.250%, 1.000% Floor	6/4/2020	5,909,552	5,888,526	5,909,552
O2 Partners, LLC	Consumer Goods: Non-Durable	Senior Secured First Lien Term loan(4) LIBOR + 5.000%, 1.000% Floor	10/7/2022	6,483,750	6,421,171	6,418,913
Pomeroy Group LLC	Services: Business	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	11/30/2021	5,170,611	5,027,692	5,015,493
PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loan(4) LIBOR + 6.500%, 1.000% Floor	11/30/2021	3,000,000	3,000,000	3,000,000
Quorum Health Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loan(4) LIBOR + 5.750%, 1.000% Floor	4/29/2022	4,440,779	4,361,538	4,340,862
SCS Holdings I Inc.	Wholesale	Senior Secured First Lien Term loan(4) LIBOR + 4.250%, 1.000% Floor	10/30/2022	3,933,849	3,867,902	3,924,014
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	3/16/2020	4,620,675	4,620,675	4,615,315
Sundial Group Holdings LLC	Consumer Goods: Non-Durable	Senior Secured First Lien Term loan(4) LIBOR + 6.250%, 1.000% Floor	10/19/2021	5,775,000	5,682,389	5,775,000
Survey Sampling International, LLC	Services: Business	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	12/16/2020	2,977,265	2,952,089	2,996,349
TaxAct, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loan(4) LIBOR + 6.000%, 1.000% Floor	1/3/2023	3,009,259	2,938,091	3,009,259
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term loan(4) LIBOR + 6.500%, 1.000% Floor	5/22/2021	4,843,750	4,843,750	4,862,931
TrialCard Incorporated	Services: Consumer	Senior Secured First Lien Term loan(4) LIBOR + 5.250%, 1.000% Floor	10/26/2021	7,000,000	6,932,567	7,000,000
Valence Surface Technologies, Inc.	Aerospace and Defense	Senior Secured First Lien Term loan(4) LIBOR + 5.500%, 1.000% Floor	6/13/2019	3,688,249	3,664,493	3,571,737
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loan(4) LIBOR + 5.000%, 1.000% Floor	6/1/2023	5,970,000	5,914,339	5,910,300
Victory Capital Operating, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loan(4) LIBOR + 7.500%, 1.000% Floor	10/29/2021	1,621,005	1,598,430	1,637,215
Western Digital Corporation	High Tech Industries	Senior Secured First Lien Term loan(4) LIBOR + 3.750%, 0.750% Floor	4/29/2023	3,781,000	3,707,843	3,818,810
Z Gallerie, LLC	Retail	Senior Secured First Lien Term loan(4) LIBOR + 6.500%, 1.000% Floor	10/8/2020	4,924,812	4,924,812	4,924,812
Total				$187,314,127	$182,356,648	$183,657,487

(1)	Represents the fair value in accordance with ASC 820 as determined by the board of managers of Sierra JV. The approval of the fair value of the portfolio investments held by Sierra JV is not included in the valuation process of the Board of Directors of the Company described elsewhere herein.
(2)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2016 was 0.77%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 1M LIBOR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the LIBOR floor.
(3)	The interest rate on a portion of these loans is subject to a base rate plus Alternate Base Rate (“ABR”). As the interest rate is subject to a minimum ABR Floor which was greater than the ABR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the ABR Floor.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2016 was 1.00%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 3M LIBOR rate at December 31, 2016, the prevailing rate in effect at December 31, 2016 was the base rate plus the LIBOR floor.
(5)	The investment was on non-accrual status as of December 31, 2016.

F-56

Below is certain summarized financial information for the Sierra JV as of December 31, 2017 and 2016, and for the years ended December 31, 2017 and 2016:

	December 31, 2017	December 31, 2016
Selected Consolidated Statement of Assets and Liabilities Information:
Investments in loans at fair value (Amortized cost of $257,831,412 and $182,356,648, respectively)	$257,714,909	$183,657,487
Cash and cash equivalents	19,304,435	8,222,344
Other assets	678,254	700,901
Total assets	$277,697,598	$192,580,732

Senior credit facility payable (net of deferred financing costs of $2,064,346 and $1,286,453, respectively)	177,935,654	122,624,547
Other liabilities	8,194,099	442,541
Interest payable	662,798	369,942
Total liabilities	$186,792,551	$123,437,030
Members’ capital	90,905,047	69,143,702
Total liabilities and members’ capital	$277,697,598	$192,580,732

	Year ended December 31, 2017	Year ended December 31, 2016
Selected Consolidated Statement of Operations Information:
Total investment income	$16,109,801	$10,387,435
Total expenses	7,890,429	4,985,788
Net change in unrealized appreciation/(depreciation) of investments	(1,316,608)	1,878,994
Net realized gain/(loss) on investments	1,509,314	(2,294,629)
Net income	$8,412,078	$4,986,012

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

●	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

●	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

F-57

●	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2017:

Type of Investment (1)	Level 1	Level 2	Level 3	Total
Asset
Senior secured first lien term loans		$2,487,750	$567,414,544	$569,902,294
Senior secured first lien notes		12,487,185	30,270,881	42,758,066
Senior secured second lien term loans			231,837,617	231,837,617
Subordinated notes			74,341,285	74,341,285
Equity/warrants			65,754,315	65,754,315
Total	$—	$14,974,935	$969,618,642	$984,593,577
Sierra Senior Loan Strategy JV I LLC				$79,515,513
Total Investments, at fair value				$1,064,109,090

(1)	Certain investments that are measured at fair value using NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Consolidated Statements of Assets and Liabilities.

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Asset/(Liability)
Unrealized appreciation/(depreciation) on Total return swap with Citibank, N.A.	$—	$—	$(5,354,868)	$(5,354,868)

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2016:

Type of Investment (1)	Level 1	Level 2	Level 3	Total
Asset
Senior secured first lien term loans	$—	$—	$493,340,277	$493,340,277
Senior secured first lien notes	—	25,540,638	46,429,960	71,970,598
Senior secured second lien term loans	—	—	260,008,735	260,008,735
Subordinated Notes	—	—	55,185,590	55,185,590
Equity/warrants	1,262,666	—	40,879,809	42,142,475
Total	$1,262,666	$25,540,638	$895,844,371	$922,647,675
Sierra Senior Loan Strategy JV I LLC				$60,496,647
Total Investments, at fair value				$983,144,322

(1)	Certain investments that are measured at fair value using NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Consolidated Statements of Assets and Liabilities.

F-58

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Asset/(Liability)
Unrealized appreciation/(depreciation) on Total return swap with Citibank, N.A.	$—	$—	$(13,647,330)	$(13,647,330)

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2017:

	Senior Secured First Lien Term Loans	Senior Secured First Lien Notes	Senior Secured Second Lien Term Loans	Subordinated Notes	Equity/warrants	Total Return Swap	Total
Balance, December 31, 2016	$493,340,277	$46,429,960	$260,008,735	$55,185,590	$40,879,809	$(13,647,330)	$882,197,041
Purchases	225,034,789	2,479,999	91,381,785	29,479,590	36,987,442	—	385,363,605
Sales	(129,069,527)	(22,810,699)	(107,375,787)	(7,815,111)	(9,020,654)	—	(276,091,778)
Transfers in	—	9,720,000	—	—	—	—	9,720,000
Transfers out	—	(3,404,186)	—	—	—	—	(3,404,186)
Amortization of discount/(premium)	1,151,096	63,653	224,300	—	—	—	1,439,049
Paid-in-kind interest income	5,499,977	—	—	—	—	—	5,499,977
Net realized gains (losses)	(11,031,955)	(1,490,663)	(9,031,310)	(107,130)	(3,642,142)	—	(25,303,200)
Net change in unrealized appreciation/ (depreciation)	(17,510,113)	(717,183)	(3,370,106)	(2,401,654)	549,860	8,292,462	(15,156,734)
Balance, December 31, 2017	$567,414,544	$30,270,881	$231,837,617	$74,341,285	$65,754,315	$(5,354,868)	$964,263,774
Change in net unrealized appreciation/(depreciation) in investments held as of December 31, 2017 (1)	$(25,080,630)	$(1,582,825)	$(11,104,556)	$(2,303,479)	$(2,125,044)	$8,292,462	$(33,904,072)

(1)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the year ended December 31, 2017, the Company recorded $3,404,186 in transfers from Level 3 to Level 2 due to an increase in observable inputs in market data and no other transfers between levels. During the year ended December 31, 2017, the Company recorded $9,720,000 in transfers from Level 2 to Level 3 due to a decrease in observable inputs in market data and no other transfers between levels.

F-59

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2016:

	Senior Secured First Lien Term Loans	Senior Secured First Lien Notes	Senior Secured Second Lien Term Loans	Subordinated Notes	Equity/warrants	Total Return Swap	Total
Balance, December 31, 2015	$514,638,092	$47,477,500	$278,645,464	$—	$13,243,836	$(27,365,819)	$826,639,073
Purchases	213,298,187	4,849,425	30,261,251	53,639,058	33,365,624	—	335,413,545
Sales	(224,233,991)	(12,030,303)	(50,736,362)	(597,849)	(318,131)	—	(287,916,636)
Transfers in	—	11,678,675	—	—	—	—	11,678,675
Transfers out	—	(7,344,926)	—	—	—	—	(7,344,926)
Amortization of discount/(premium)	407,833	20,332	450,402	—	—	—	878,567
Paid-in-kind interest income	2,932,203	—	119,049	—	178,882	—	3,230,134
Net realized gains/(losses)	(14,770,906)	30,303	(5,140,146)	—	(790,778)	—	(20,671,527)
Net change in unrealized appreciation/(depreciation)	1,068,858	1,748,954	6,409,079	2,144,381	(4,799,625)	13,718,489	20,290,136
Balance, December 31, 2016	$493,340,276	$46,429,960	$260,008,737	$55,185,590	$40,879,808	$(13,647,330)	$882,197,041
Change in net unrealized appreciation/(depreciation) in investments held as of December 31, 2016 (1)	$(13,312,068)	$794,310	$234,141	$2,144,381	$(5,817,214)	$13,718,489	$(2,237,961)

(1)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the year ended December 31, 2016, the Company recorded $7,344,926 in transfers from Level 3 to Level 2 and $11,678,675 in transfers from Level 2 to Level 3 due to availability of market data and observable valuation inputs to support the valuation. The Company recorded no other transfers between levels.

F-60

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2017:

Type of Investment	Fair Value	Valuation techniques	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loan	$414,580,810	Income Approach (DCF)	Market Yield	6.14% - 13.33% (9.42%)
Senior Secured First Lien Term Loan	277,048	Enterprise Value Analysis	Expected Proceeds	$0.0M - $0.2M ($0.2M)
Senior Secured First Lien Term Loan	69,511,390	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF) /Enterprise Value Analysis	Revenue Multiple, EBITDA Multiple, Discount Rate, Expected Proceeds, Average List Price	0.63x - 2.00x (1.11x) / 4.50x-10.00x (6.83x) / 16.50% - 18.50% (17.91%) / $18.3M - $18.3M ($18.3M) / $1.0M - $1.0M ($1.0M)
Senior Secured First Lien Term Loan	82,989,017	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured First Lien Notes	30,148,223	Income Approach (DCF)	Market Yield	8.96% - 19.96% (11.98%)
Senior Secured First Lien Notes	122,658	Enterprise Valuation Analysis	Expected Proceeds	$0.1M - $0.1M ($0.1M)
Senior Secured Second Lien Term Loan	188,368,389	Income Approach (DCF)	Market Yield	7.86% - 13.93% (10.01%)
Senior Secured Second Lien Term Loan	43,262,977	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured Second Lien Term Loan	206,250	Market Approach (Guideline Comparable)	EBITDA Multiple	9.50x - 10.50x (10.00x)
Preferred Equity	5,123,448	Income Approach (DCF)	Market Yield	19.19%-19.19% (19.19%)
Equity/warrants	—	Enterprise Valuation Analysis	Expected Proceeds	$0.0M - $0.1M ($0.1M)
Equity/warrants	24,338,703	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF)	Revenue Multiple, EBITDA Multiple, Discount Rate, Book Value Multiple, Average List Price	0.93x-2.00x (1.25x) / 5.00x-9.25x (7.70x) / 15.50% - 22.50% (16.33%) / 1.25x - 1.25x (1.25x) / $1.0M - $1.0M ($1.0M) / 8.50% - 8.50% (8.50%) / $18.3M - $18.3M ($18.3M)
Equity/warrants	36,348,444	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Subordinated Notes	60,210,700	Income Approach (DCF)	Discount Rate	14.00% - 18.50% (16.17%)
Subordinated Notes	14,130,585	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Total	$969,618,642
TRS	(5,354,868)	Income Approach (DCF)	Market yield	5.17% - 62.21% (8.26%)
Total	$964,263,774

(1)	Represents the method used when the Company has determined that market participants would use such inputs when measuring the fair value of these investments.

F-61

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2016:

Type of Investment	Fair Value	Valuation techniques	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loan	$339,728,530	Income Approach (DCF)	Market Yield	7.44% - 18.50% (9.65%)
Senior Secured First Lien Term Loan	7,373,318	Market Approach (Guideline Comparable)	2016 and NTM Revenue Multiple	0.50x - 0.75x (0.63x)/0.50x - 0.75x (0.63x)
Senior Secured First Lien Term Loan	6,868,420	Market Approach (Guideline Comparable)	Revenue Generating Units	$393.75 - $525.00 ($459.38)
Senior Secured First Lien Term Loan	23,280,607	Market Approach (Guideline Comparable)/Income Approach (DCF)	NTM Revenue Multiple, NTM EBITDA Multiple Discount Rate	0.40x - 1.25x (1.09x) / 5.00x - 7.00x (6.57x) / 17.50% - 20.00% (18.93%)
Senior Secured First Lien Term Loan	20,885,087	Market Approach (Guideline Comparable)	NTM Revenue Multiple, Discount Rate	2.75x-3.25x (3.00x) /14.00%-16.00% (15.00%)
Senior Secured First Lien Term Loan	16,246,819	Market Approach (Guideline Comparable)/Income Approach (DCF)	Run-Rate Revenue Multiple, Run-Rate EBITDA Multiple, Discount Rate	0.50x - 1.00x (0.75x)/5.50x - 6.50x (6.00x)/18.50% - 21.50% (20.00%)
Senior Secured First Lien Term Loan	2,791,682	Market Approach (Guideline Comparable)	NTM Revenue Multiple, NTM EBITDA Multiple	0.5x - 1.00x (0.75x) /4.00x-5.00x (4.50x)
Senior Secured First Lien Term Loan	84,190,814	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured First Lien Notes	32,142,804	Income Approach (DCF)	Market Yield	7.57% - 115.94% (12.85%)
Senior Secured First Lien Notes	6,105,000	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured First Lien Notes	157,156	Enterprise Valuation Analysis	Estimated Liquidation Proceeds	$45.9M - $73.2M ($59.7M)
Senior Secured Second Lien Term Loan	242,539,805	Income Approach (DCF)	Market Yield	8.29% - 10.05% (73.13%)
Senior Secured Second Lien Term Loan	6,472,505	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured Second Lien Term Loan	—	Market Approach (Guideline Comparable)	LTM Revenue Multiple, LTM EBITDA Multiple	0.5 - 1.0x (0.75x) / 6.0x - 7.0x (6.5x)
Senior Secured Second Lien Term Loan	10,996,425	Market Approach (Guideline Comparable)/Income Approach (DCF)	LTM Revenue Multiple, NTM Revenue Multiple, LTM EBITDA Multiple, NTM EBITDA Multiple, Discount Rate	0.40x-0.60x(0.50x) /0.40x-0.60x(0.50x) / 8.25x-9.25x (8.75x)/ 7.50x-8.50x (8.00x)/17.50%-21.50% (19.50%)
Equity/warrants	—	Enterprise Valuation Analysis	Estimated Liquidation Proceeds	$45.9M - $73.2M ($59.7M)
Equity/warrants	967,238	Market Approach (Guideline Comparable)/Income Approach (DCF)	LTM EBITDA, Run-Rate Multiple, Discount rate	7.00x - 8.00x (7.50x)/7.00x - 8.00x (7.50x) / 16.00%-18.00% (17.00%)
Equity/warrants	5,051,193	Income Approach (DCF)	Market Yield	17.45%-17.45% (17.45%)
Equity/warrants	—	Market Approach (Guideline Comparable)/Income Approach (DCF)	NTM Revenue Multiple, NTM EBITDA Multiple, Discount Rate	0.40x - 1.00x (0.90x)/5.00x - 7.00x (6.65x)/17.50% - 18.00% (17.59%)
Equity/warrants	—	Market Approach (Guideline Comparable)/Income Approach (DCF)	Run-Rate Revenue Multiple, Run-Rate EBITDA Multiple, Discount Rate	0.50x - 1.00x (0.75x)/5.50x - 6.50x (6.00x)/18.50% - 21.50% (20.00%)
Equity/warrants	—	Market Approach (Guideline Comparable)	Revenue Generating Units	$393.75 - $525.00 ($459.38)
Equity/warrants	—	Market Approach (Guideline Comparable)	NTM Revenue Multiple, Discount Rate	2.75x-3.25x (3.00x) /14.00%-16.00% (15.00%)
Equity/warrants	—	Market Approach (Guideline Comparable)	LTM EBITDA Multiple	12.5x - 13.5x (0.0x)
Equity/warrants	4,265,419	Market Approach (Guideline Comparable) / Precedent Transaction	LTM and NTM EBITDA Multiple	4.50x-8.00x (7.10x) /4.50x-7.50x (6.72x)
Equity/warrants	16,095,959	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Subordinated Notes	55,185,590	Income Approach (DCF)	Discount Rate	11.50% - 15.00% (13.21%)
Subordinated Notes	14,500,000	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Total	$895,844,371
TRS	(13,647,330)	Income Approach (DCF)	Market yield	4.43% - 73.13% (9.56%)
Total	$882,197,041

(1)	Represents the method used when the Company has determined that market participants would use such inputs when measuring the fair value of these investments.

F-62

The significant unobservable inputs used in the fair value measurement of the Company’s debt and derivative investments are market yields. Increases in market yields would result in lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrant investments are comparable company multiples of revenue or EBITDA for the latest twelve months (“LTM”), next twelve months (“NTM”) or a reasonable period a market participant would consider. Increases in EBITDA multiples in isolation would result in higher fair value measurement.

Note 5. Total Return Swap

On August 27, 2013, the Company, through its wholly-owned financing subsidiary, Arbor, entered into a TRS with Citibank, N.A. (“Citibank”) that is indexed to a basket of loans.

The TRS with Citibank enables Arbor, to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”. On March 21, 2014, Arbor amended and restated its Confirmation Letter Agreement (the “Amended Confirmation Agreement”) with Citibank. The Amended Confirmation Agreement increased the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $100 million to $200 million, and increased the interest rate payable to Citibank from LIBOR plus 1.30% per annum to LIBOR plus 1.35% per annum.

On July 23, 2014, Arbor entered into the Second Amended and Restated Confirmation Letter Agreement with CitiBank to increase the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $200 million to $350 million. On June 8, 2015, Arbor entered into the Third Amended and Restated Confirmation Letter Agreement with Citibank to decrease the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $350 million to $300 million.

On March 21, 2016, Arbor entered into the Fourth Amended and Restated Confirmation Letter Agreement (the “Fourth Amended Confirmation Agreement”) with Citibank to extended the term of the TRS from March 21, 2016 through March 21, 2019 and increased the interest rate payable to Citibank from LIBOR plus 1.35% per annum to LIBOR plus 1.65% per annum.

On September 29, 2017, Arbor entered into the Fifth Amended and Restated Confirmation Letter Agreement (the “Fifth Amended Confirmation Agreement”) with Citibank to reduce the maximum portfolio notional (determined at the time each such loan becomes subject to the TRS) from $300,000,000 to $180,000,000, through incremental reductions of $60,000,000 on October 3, 2017 and $20,000,000 on each of November 3, 2017, December 3, 2017 and January 3, 2018. The Fifth Amended Confirmation Agreement also decreased the interest rate payable to Citibank from LIBOR plus 1.65% per annum to LIBOR plus 1.60% per annum.

Pursuant to the terms of the TRS Agreement, as amended and subject to conditions customary for transactions of this nature, Arbor may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $300 million, subject to the reduction provided for in the Fifth Amended Confirmation Agreement, which is also referred to as the maximum notional amount of the TRS. Arbor receives from Citibank a periodic payment on set dates that is based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the TRS Agreement as well as any fees associated with the loans included in the portfolio. Arbor pays to Citibank interest at a rate equal to one-month LIBOR plus 1.60% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arbor either receives from Citibank the appreciation in the value of such loan, or pays to Citibank any depreciation in the value of such loan.

Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank.

F-63

Arbor is required to pay a minimum usage fee in connection with the TRS of 1.60% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Such minimum usage fee will not apply during the first 365 days and last 60 days of the term of the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS. During the years ended December 31, 2017 and 2016, Arbor paid $67,976 and $687,131 in minimum usage fees, respectively.

Arbor is required to initially cash collateralize a specified percentage of each loan (generally 20% to 30% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. As of December 31, 2017 and 2016, Arbor has posted $48,000,000 and $79,620,942, respectively, in collateral to Citibank in relation to the TRS which is recorded on the consolidated statements of assets and liabilities as cash collateral on TRS. Arbor may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The obligations of Arbor under the TRS Agreement are non-recourse to the Company and the Company’s exposure under the TRS Agreement is limited to the value of the Company’s investment in Arbor, which generally equals the value of cash collateral provided by Arbor under the TRS Agreement.

In connection with the TRS, Arbor has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default and termination events included in the form ISDA 2002 Master Agreement, the TRS Agreement contains the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Arbor or the Company with respect to indebtedness in an amount equal to or greater than the lesser of $10,000,000 and 2% of the Company’s NAV at such time; (d) a merger of Arbor or the Company meeting certain criteria; (e) the Company or Arbor amending their respective constituent documents to alter their investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; and (f) SIC Advisors ceasing to be the investment manager of Arbor or to have authority to enter into transactions under the TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank. As of December 31, 2017 and December 31, 2016, the Company did not have any derivatives with contingent features in net liability positions; therefore, if a trigger event had occurred, no amount would have been required to be posted by the Company.

The Company’s maximum credit risk exposure, as of December 31, 2017 and 2016, is $48,462,555 and $80,910,105, respectively, which is recorded on the consolidated statements of assets and liabilities as cash collateral on TRS and receivable due on TRS.

The Company’s receivable from Citibank represents realized amounts from payments on underlying loans in the TRS portfolio, which as of December 31, 2017 and 2016, was $462,555 and $1,289,163, respectively, which is recorded on the consolidated statements of assets and liabilities as receivable due on TRS. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the consolidated statements of assets and liabilities as of December 31, 2017 or December 31, 2016.

Transactions in TRS contracts during the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
Interest income and settlement from TRS portfolio	$8,374,421	$8,446,168	$10,906,949
Traded gains/(loss) on TRS loan sales	(9,778,359)	(1,633,995)	667,211
Net realized gains/(loss) on TRS portfolio	$(1,403,938)	$6,812,173	$11,574,160

Net change in unrealized appreciation/(depreciation) on TRS portfolio	$8,292,462	$13,718,489	$(19,714,222)

F-64

The Company held one derivative position as of the years ended December 31, 2017 and 2016, subject to a Master Agreement (“MA”). The following table represents the Company’s gross and net amounts after offset under the MA of the derivative assets and liabilities presented by derivative type net of the related collateral pledged by the Company as of December 31, 2017 and 2016:

	Gross Derivative Assets/ (Liabilities) Subject to MA	Derivative Amount Available for Offset	Net Amount Presented in the Consolidated Statements of Assets and Liabilities	Cash Collateral Posted(1)	Net Amount of Derivative Assets/(Liabilities)
December 31, 2017
TRS	$(5,354,868)	$—	$(5,354,868)	$5,354,868	$—
December 31, 2016
TRS	$(13,647,330)	$—	$(13,647,330)	$13,647,330	$—

(1)	As of December 31, 2017 and 2016, $48,000,000 and $79,620,942 respectively, of cash was posted for initial margin requirements for the TRS as reported on the consolidated statements of assets and liabilities as cash collateral on TRS.

The following table shows the volume of the Company’s derivative transactions for the years ended December 31, 2017 and 2016:

	2017	2016
Average notional par amount of contracts	$235,946,069	$214,114,353

Note 6. Borrowings

The following table shows the Company’s outstanding debt as of December 31, 2017 and 2016:

	December 31, 2017			December 31, 2016
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
ING Credit Facility	$220,000,000	$195,000,000	$25,000,000	$175,000,000	$150,000,000	$25,000,000
Alpine Credit Facility	300,000,000	240,000,000	60,000,000	300,000,000	240,000,000	60,000,000
Total before deferred financing costs	520,000,000	435,000,000	85,000,000	475,000,000	390,000,000	85,000,000
Unamortized deferred financing costs	—	(5,286,927)	—	—	(4,340,533)	—
Total borrowings outstanding, net deferred financing costs	$520,000,000	$429,713,073	$85,000,000	$475,000,000	$385,659,467	$85,000,000

As a BDC, the Company is only allowed to employ leverage to the extent that its asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that the Company employs at any time depends on its assessment of the market and other factors at the time of any proposed borrowing.

The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s margin borrowings are estimated based upon market interest rates for its own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. The Company’s debt obligation is recorded at its carrying value, which approximates fair value.

ING Credit Facility

On August 12, 2016, the Company amended its existing senior secured syndicated revolving credit facility (the “ING Credit Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Credit Facility matures on August 12, 2020 and is secured by substantially all of the Company’s assets, subject to certain exclusions as further set forth in an Amended and Restated Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among the Company, the subsidiary guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Credit Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature. On February 13, 2015, commitments to the ING credit facility were expanded from $150,000,000 to $170,000.000. On August 12, 2016, commitments to the ING credit facility were expanded from $170,000,000 to $175,000,000. On April 20, 2017, commitments to the ING Credit Facility were expanded from $175,000,000 to $220,000,000.

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The ING Credit Facility allows for the Company, at its option, to borrow money at a rate of either (i) an alternate base rate plus 1.50% per annum or (ii) LIBOR plus 2.50% per annum. The interest rate margins are subject to certain step-downs upon the satisfaction of certain conditions described in the Revolving Credit Agreement. The alternate base rate will be the greatest of (i) the U.S. Prime Rate set forth in the Wall Street Journal, (ii) the federal funds effective rate plus 1/2 of 1%, and (iii) three month LIBOR plus 1.00%. As of December 31, 2017 and 2016, the commitment under the ING Credit Facility was $220,000,000 and $175,000,000, respectively, and the ING Credit Facility includes an accordion feature that allows for potential future expansion of the ING Credit Facility up to a total of $500,000,000. Availability of loans under the ING Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

The Company is also required to pay a commitment fee to the lenders based on the daily unused portion of the aggregate commitments under the ING Credit Facility. The commitment fee is (i) 1.50% if the used portion of the aggregate commitments is less than or equal to 40%, (ii) 0.75% if the used portion of the aggregate commitments is greater than 40% and less than or equal to 65% or (iii) 0.50% if the used portion of the aggregate commitments is greater than 65%. The ING Credit Facility provides that the Company may use the proceeds of the facility for general corporate purposes, including making investments in accordance with the Company’s investment objective and strategy.

Borrowings under the Revolving Credit Agreement are subject to, among other things, a minimum borrowing base. Substantially all of the Company’s assets are pledged as collateral under the Revolving Credit Agreement. The ING Credit Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for the Revolving Credit Agreement also include default provisions, such as the failure to make timely payments under the Revolving Credit Agreement, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Credit Agreement, which, if not complied with, could accelerate repayment under the Revolving Credit Agreement, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

In connection with the security interest established under the Security Agreement, the Company, ING Capital LLC, in its capacity as collateral agent, and State Street Bank and Trust Company, in its capacity as the Company’s custodian, entered into a control agreement dated as of December 4, 2013, in order to, among other things, perfect the security interest granted pursuant to the Security Agreement in, and provide for control over, the related collateral.

As of December 31, 2017 and 2016, the carrying amount of the Company’s borrowings under the ING Credit Facility approximated their fair value. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowing under the ING Credit Facility is estimated based upon market interest rates of the Company’s borrowing or entities with similar credit risk, adjusted for nonperformance risk, if any. As of December 31, 2017 and 2016, the ING Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of December 31, 2017 and 2016, $2,275,481 and $2,746,766, respectively, of financing costs related to the ING Credit Facility have been capitalized and are being amortized over the respective terms. The following table shows additional information about the interest and financing costs related to the ING Credit Facility for the years ended December 31, 2017 and 2016:

	For the year ended December 31,
	2017	2016	2015
Interest expense related to the ING Credit Facility	$5,895,421	$4,108,157	$3,431,490
Financing expenses related to the ING Credit Facility	898,786	734,610	687,481
Total interest and financing expenses related to the ING Credit Facility	$6,794,207	$4,842,767	$4,118,971

Weighted average outstanding debt balance of the ING Credit Facility	$146,657,534	$109,931,694	$97,547,945
Weighted average interest rate of the ING Credit Facility	4.0%	3.7%	3.5%

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Alpine Credit Facility

On September 29, 2017, the Company’s wholly-owned, special purpose financing subsidiary, Alpine, amended it’s existing revolving credit facility (the “Alpine Credit Facility”) pursuant to an Amended and Restated Loan Agreement (the “Amendment”) with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (the “Loan Agreement”). The Loan Agreement was amended to, among other things, (i) extend the reinvestment period until December 29, 2020, (ii) extend the scheduled termination date until March 29, 2022, (iii) decrease the applicable margin for advances to 2.85% per annum and (iv) increase the compliance condition for net advances to 55% of net asset value. Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to the Company.

The Alpine Credit Facility provides for borrowings in an aggregate principal amount up to $300,000,000 on a committed basis. Borrowings under the Alpine Credit Facility are subject to compliance with a NAV coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on March 29, 2022.

Pricing under the Alpine Credit Facility for each one month calculation period is based on LIBOR for an interest period of one month, plus a spread of 2.85% per annum. If LIBOR is unavailable, pricing will be determined at the prime rate offered by JPMorgan or the federal funds effective rate, plus a spread of 2.85% per annum. Interest is payable monthly in arrears. Alpine is also required to pay a commitment fee of 1.00% on the average daily unused amount of the financing commitments to the extent that $300,000,000 has not been borrowed.

Borrowings of Alpine are considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act, applicable to BDCs.

Pursuant to a Sale and Contribution Agreement entered into between the Company and Alpine (the “Sale Agreement”) in connection with the Alpine Credit Facility, the Company may sell loans or contribute cash or loans to Alpine from time to time and will retain a residual interest in any assets contributed through its ownership of Alpine or will receive fair market value for any assets sold to Alpine. In certain circumstances the Company may be required to repurchase certain loans sold to Alpine. In addition to the acquisition of loans pursuant to the Sale Agreement, Alpine may purchase additional assets from various sources. Alpine has appointed SIC Advisors to manage its portfolio of assets pursuant to the terms of a Portfolio Management Agreement between SIC Advisors and Alpine.

As of December 31, 2017, the carrying amount of the Company’s borrowings under the Alpine Credit Facility approximated the fair value of the Company’s debt obligation. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowings under the Alpine Credit Facility is estimated based upon market interest rates of the Company’s borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. As of December 31, 2017, the Alpine Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of December 31, 2017 and December 31, 2016, $3,011,446 and $1,593,767, respectively, of financing costs related to the Alpine Credit Facility has been capitalized and is being amortized over the respective terms. The following table shows additional information about the interest and financing costs related to the Alpine Credit Facility for the years ended December 31, 2017 and 2016:

	For the year ended December 31,
	2017	2016	2015
Interest expense related to the Alpine Credit Facility	$10,782,028	$9,385,618	$6,530,916
Financing expenses related to the Alpine Credit Facility	682,321	584,043	540,992
Total interest and financing expenses related to the Alpine Credit Facility	$11,464,349	$9,969,661	$7,071,908

Weighted average outstanding debt balance of the Alpine Credit Facility	$242,547,945	$240,000,000	$182,974,180
Weighted average interest rate of the Alpine Credit Facility	4.4%	3.8%	3.5%

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Note 7. Agreements

Investment Advisory Agreement

On April 5, 2012, the Company entered into an investment advisory agreement (“IAA”) with SIC Advisors to manage the Company’s investment activities. The IAA became effective as of April 17, 2012, the date that the Company met its minimum offering requirement. Pursuant to the 1940 Act, the initial term of the IAA was for two years from its effective date, with one-year renewals subject to approval by the Company’s board of directors, a majority of whom must be independent directors. On March 2, 2016, the Company’s board of directors approved the renewal of the IAA for an additional one-year term at an in-person meeting. Pursuant to the IAA, SIC Advisors implements the Company’s business strategy on a day-to-day basis and performs certain services for the Company, subject to oversight by the Company’s board of directors. SIC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the IAA, the Company has agreed to pay SIC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. “Gross assets” also includes any cash collateral posted with respect to the TRS, adjusted for realized and unrealized appreciation. For the first quarter of the Company’s operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee is calculated based on the gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter are appropriately prorated. For the years ended December 31, 2017, 2016 and 2015, the Company recorded an expense for base management fees of $21,233,065, $19,928,802 and $17,234,293, respectively, of which $5,196,997 and $5,138,107 were payable at December 31, 2017 and 2016, respectively.

The incentive fee consists of the following two parts:

An incentive fee on net investment income (“Subordinated Incentive Fee on Income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No Subordinated Incentive Fee on Income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter (the “Preferred Quarterly Return”). All pre-incentive fee net investment income, if any, that exceeds the Preferred Quarterly Return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its Subordinated Incentive Fee on Income as the “Catch Up”. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the Subordinated Incentive Fee on Income shall equal 20% of the amount of pre-incentive fee net investment income, because the Preferred Quarterly Return and Catch Up will have been achieved. There is no incentive fee on net investment income earned on the TRS.

For the years ended December 31, 2017, 2016 and 2015, the Company recorded Incentive fees of $4,700,177, $9,281,479 and $4,434,352, respectively. As of December 31, 2017 and 2016, the Company recorded incentive fees payable of $2,827,372 and $1,405,419, respectively.

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. If the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of the realized capital gains, less the aggregate amount of any previously paid capital gains incentive fees. The incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

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Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the Investment Advisory Agreement. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.

For the years ended December 31, 2017, 2016 and 2015, the Company recorded no capital gains incentive fee and no capital gains incentive fee payable.

In the event that other organizational and offering expenses exceed 5.25% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering or other organizational and offering expenses, together with selling commissions, dealer manager fees and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering, then SIC Advisors shall be required to pay without reimbursement from the Company, or, if already paid by the Company, reimburse the Company, for amounts exceeding such 5.25% and 15% limit, as appropriate.

Administration Agreement

On April 5, 2012, the Company entered into an administration agreement (the “Administration Agreement”) with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes the Company with administrative services necessary to conduct its day-to-day operations. On February 28, 2013, Medley Capital LLC entered into a Sub-Administration Agreement with State Street Bank Global Fund Accounting and Custody to perform certain financial, accounting, administrative and other services on behalf of the Company. On March 8, 2018, the Company’s board of directors approved the renewal of the Administration Agreement for an additional one-year term at an in-person meeting. Medley Capital LLC is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. For the years ended December 31, 2017, 2016 and 2015, the Company recorded an expenses of $3,029,745, $2,847,745 and $2,261,789, respectively, relating to administrator expenses. As of December 31, 2017 and 2016, the Company had $695,777 and $850,678, respectively, in administrator fees payable.

Expense Support and Reimbursement Agreement

From June 29, 2012 through December 31, 2016, the Company was party to an Expense Support and Reimbursement Agreement with SIC Advisors (the “Expense Support Agreement”). During the term of the Expense Support Agreement, SIC Advisors reimbursed the Company for operating expenses in an amount equal to the difference between the Company’s distributions paid to its stockholders in each month, less the sum of the Company’s net investment income, net realized capital gains and dividends paid to the Company from its portfolio companies, not included in net income and net realized capital gains, during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions were paid to the Company’s stockholders in any given month, then the Expense Support Reimbursement for such month was equal to such amount necessary in order for available operating funds for the month to equal zero. From April 1, 2016 until the expiration of the Expense Support Agreement on December 31, 2016, SIC Advisors made expense support payments on a discretionary basis by making an election on the last day of each month to fund an expense support payment in an amount equal to the difference between the Company’s distributions paid to stockholders during such month less the sum of the Company’s net investment income, net realized capital gains and dividends paid to the Company from its portfolio companies, not included in net income and net realized capital gains during such period.

The purpose of the Expense Support Agreement was to cover distributions to stockholders so as to ensure that the distributions did not constitute a return of capital for GAAP purposes and to reduce operating expenses until the Company had raised sufficient capital to be able to absorb such expenses. The Expense Support Agreement expired on December 31, 2016.

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Pursuant to the Expense Support Agreement, the Company will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter for which the Company received net investment income, net realized capital gains and dividends from its portfolio companies (not included in net income and net realized capital gains) in excess of the distributions paid to the Company’s stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, the Company will only make reimbursement payments to the extent its current annualized “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio for the quarter during which the corresponding expense obligation was incurred and to the extent the annualized rate of its regular cash dividends to the Company’s stockholders for the month is equal to or greater than the annualized rate of the Company’s regular cash distributions to stockholders for the month during which the corresponding expense payment was incurred.

For the years ended December 31, 2017, 2016 and 2015, the Company recorded net Expense Support Reimbursements of $0, $16,093,129 and $6,283,327, respectively, on the consolidated statements of operations. Repayments of amounts paid by SIC Advisors to the Company under the Expense Support Agreement will be accrued as they become probable and estimable. As of December 31, 2017 and 2016, the Company recorded $0 and $7,892,273, respectively, in its consolidated statements of assets and liabilities as due from affiliate relating to the Expense Support Agreement. The Company refers to Expense Support Reimbursements that are eligible for reimbursement to SIC Advisors by virtue of having satisfied the conditions described above as a “Crystalized Reimbursement.” As of December 31, 2017 and 2016, the Company recorded $0 and $135,784, respectively, of Crystalized Reimbursements and $0 and $135,784 was included in Due to Affiliate on the respective consolidated statements of assets and liabilities. As of December 31, 2017, 2016 and 2015, the total amounts eligible for reimbursement of the Company to SIC Advisors net of Crystalized Reimbursements was $24,973,540, $31,474,331 and $16,824,125, respectively.

The following table provides information regarding liabilities incurred by SIC Advisors pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse SIC Advisors for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount Repaid to SIC Advisors	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
June 30, 2012	$454,874	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	437,303	437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	573,733	573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	685,404	685,404	1.71%	8.00%	March 31, 2016
June 30, 2013	732,425	732,425	1.00%	7.84%	June 30, 2016
September 30, 2013(3)	1,262,848	1,078,500	0.83%	7.84%	September 30, 2016
December 31, 2013(3)	1,258,575	—	0.45%	7.84%	December 31, 2016
March 31, 2014(3)	1,313,470	135,784	0.45%	7.80%	March 31, 2017
June 30, 2014(3)	2,143,066	—	0.38%	7.80%	June 30, 2017
September 30, 2014(3)	1,717,593	123,025	0.38%	7.77%	September 30, 2017
December 31, 2014(3)	1,585,471	—	0.47%	8.00%	December 31, 2017
March 31, 2015	1,993,518	—	0.43%	8.00%	March 31, 2018
June 30, 2015	2,148,462	—	0.31%	8.00%	June 30, 2018
September 30, 2015	627,752	—	0.32%	8.25%	September 30, 2018
December 31, 2015	3,974,895	—	0.40%	8.65%	December 31, 2018
March 31, 2016	5,204,896	—	0.37%	8.89%	March 31, 2019
June 30, 2016	5,634,390	—	0.29%	8.89%	June 30, 2019
September 30, 2016	5,389,627	—	0.45%	8.84%	September 30, 2019

(1)	“Operating Expense Ratio” is as of the date the expense support payment obligation was incurred by the Company’s Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to SIC Advisors, and interest expense, as a percentage of net assets.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by SIC Advisors. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.
(3)	The unreimbursed part of the expense payment obligation has expired as of December 31, 2017

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Note 8. Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On April 17, 2012, SIC Advisors purchased 1,108,033.24 shares of our common stock for aggregate gross proceeds of $10,000,000. The consideration represents $9.025 per share.

We have entered into an Investment Advisory Agreement with SIC Advisors in which our senior management holds an equity interest and were party to the Expense Support Agreement through December 31, 2016. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

We have entered into an Administration Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes us with administrative services necessary to conduct our day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on our behalf. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors.

We have entered into a dealer manager agreement with SC Distributors, LLC who receives a dealer manager fee of up to 2.50% of gross proceeds raised in the offering. An affiliated entity of SC Distributors, LLC owns an equity interest in SIC Advisors, which provides the right to receive a fixed percentage of the management fees received by SIC Advisors.

On March 20, 2017, the Company, SIC Advisors, and SC Distributors, LLC agreed to remove any dealer manager fee payable to SC Distributors, LLC by investors with respect to shares of common stock sold to investors under a placement agreement through a registered investment advisor. In connection with any such sales, SIC Advisors LLC has agreed to pay SC Distributors LLC a platform placement fee in an amount equal to 1.50% of the gross offering proceeds from such sales.

On June 15, 2017, the Company, SIC Advisors and SC Distributors LLC entered into the First Amendment to the Second Amended and Restated Dealer Manager Agreement (the “First Amendment”). The terms of the First Amendment became effective with respect to subscriptions of Class A shares submitted beginning on June 16, 2017. Pursuant to the First Amendment, the upfront selling commission was reduced from 7.00% of gross proceeds to up to 3.00% of gross proceeds and the dealer manager fee was reduced from 2.75% of gross proceeds to up to 2.50% of gross proceeds. Further, in connection with the sale of Class A shares by participating broker-dealers, SC Distributors LLC will reallow and pay participating broker-dealers up to: (a) 3.00% of the gross proceeds from their allocated sales of Class A shares; and (b) 2.50% of the gross proceeds for dealer manager fees of Class A shares. In addition, SIC Advisors will pay the SC Distributors LLC, without reimbursement from the Company, an ongoing distribution and stockholder servicing fee that accrues daily in an amount equal to 1/365th of up to 1.0% of the net asset value per Class A share as of the end of each quarterly period following the date of purchase on a continuous basis from year to year for certain services.

We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.

Due from affiliate relates to amounts due from SIC Advisors pursuant to the Expense Support Agreement as discussed in Note 7. Due to affiliate relates to reimbursements of expense support reimbursement pursuant to the Investment Advisory Agreement paid to/from SIC Advisors as discussed in Note 7.

An affiliate of the Company’s dealer manager has an ownership interest in SIC Advisors.

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients or affiliated funds. The Company obtained an exemptive order from the SEC on November 25, 2013 (the “Prior Exemptive Order”). On March 29, 2017, the Company, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise have been prohibited under Section 17(d) and 57(a)(4) and Rule 17d-1. On October 4, 2017, the Company, SIC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “New Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. The terms of the New Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the New Exemptive Order is subject to certain conditions, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would to be in our best interest to participate in the transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them. Please see footnote 5 to the consolidated schedule of investments as of December 31, 2017 and 2016 for disclosures regarding securities also held by affiliated funds.

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Note 9. Directors Fees

Effective January 1, 2017, each independent director will be compensated as follows: (i) an annual retainer of $85,000; (ii) a fee of $3,000 for each in-person board meeting in which they participate; (iii) a fee of $1,000 for each telephonic board meeting in which they participate; (iv) a fee of $2,500 for each in-person audit committee meeting in which they participate; (v) a fee $1,000 for each telephonic audit committee meeting in which they participate; (vi) a fee of $2,000 for each in-person nominating and corporate governance committee meeting in which they participate; and (vii) a fee of $1,000 for each telephonic nominating and corporate governance committee meeting in which they participate. In addition, each independent director will be reimbursed for reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chair of the audit committee receives an annual retainer of $15,000, while the Chair of any other committee receives an annual retainer of $5,000. The Lead Independent Director receives an annual retainer of $10,000.

Prior to January 1, 2017, each independent director received an annual retainer fee of $50,000, and further received a fee of $4,000 ($2,000 for telephonic attendance) for each regularly scheduled board meeting attended, a fee of $2,000 for each special board meeting and all committee meetings attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting.

For the years ended December 31, 2017, 2016 and 2015, the Company recorded directors’ fees expenses in General and Administrative expenses on the consolidated statements of operations of $390,500, $285,972 and $247,625, respectively, of which no amount was payable at December 31, 2017, 2016 and 2015, respectively.

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260 - Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015
Net increase/(decrease) in net assets from operations	$12,505,156	$69,328,795	$(10,112,813)
Weighted average common stock outstanding	96,248,024	90,424,090	70,648,292
Weighted average basic and diluted earnings per common share	$0.13	$0.77	$(0.14)

F-72

Note 11. Commitments

As of December 31, 2017 and 2016, the Company had $74,816,205 and $26,944,303, respectively, of unfunded commitments under loan and financing agreements. These amounts are primarily composed of commitments for senior secured term loans, revolvers, and additional capital contributions for the Sierra JV. The unrealized gain or loss associated with unfunded commitments is recorded in the financial statements and reflected as an adjustment to the valuation of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments are not recognized by the Company until the commitment is funded.

	As of December 31,
	2017	2016
AAAHI Acquisition Corporation	$1,700,234	$2,219,626
AAR Intermediate Holdings, LLC	440,227	477,961
Access Media Holdings, LLC	93,800
Alpine SG, LLC	2,857,143	—
Barrys Bootcamp Holdings, LLC	7,028,571	—
Black Angus Steakhouses, LLC	3,571,429	3,794,643
Brook & Whittle Holding Corp.	708,215	—
Central States Dermatology Services, LLC	459,738	—
Charming Charlie, Inc.	1,215,520	—
Covenant Surgical Partners, Inc.	1,317,436	—
CP Opco, LLC	348,265	9,291
Elite Comfort Solutions LLC	3,238,955	4,438,615
Engineered Machinery Holdings, Inc.	38,298	—
First Boston Construction Holdings, LLC	—	600,000
Impact Sales, LLC	1,347,656	1,562,500
IOP Monroe Acquisition, Inc.	2,500,000	—
Manna Pro Products, LLC	833,333	—
MCM 500 East Pratt Holdings, LLC	4,544,129	—
Nuspire Networks	2,500,000	2,500,000
PT Network, LLC	4,437,433	4,166,667
RMS Holding Company, LLC	2,737,407	—
SavATree, LLC	361,111	—
SFP Holdings, Inc.	3,722,222	—
Sierra Senior Loan Strategy JV I LLC	7,683,750	875,000
Simplified Logistics, LLC	5,596,243	—
Smart Financial Operations, LLC	6,300,000	6,300,000
Smile Doctors LLC	3,764,032	—
SRS Software	5,000,000	—
TwentyEighty, Inc.	471,058	—
Total Commitments	$74,816,205	$26,944,303

Note 12. Fee Income

Fee income consists of origination fees, amendment fees, prepayment fees, administrative agent fees and other miscellaneous fees. Origination fees, prepayment fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income. The following table shows the Company’s fee income for the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015
Origination fee	$5,017,842	$3,109,643	$8,083,671
Prepayment fee	1,159,434	4,384,637	1,169,104
Amendment fee	1,078,410	1,000,804	1,233,349
Administrative agent fee	130,659	82,998	32,152
Other fees	17,092	125,814	132,981
Total fee income	$7,403,437	$8,703,896	$10,651,257

F-73

Note 13. Distributions and Share Repurchase Program Distributions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which the Company’s common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of the Company’s common stock. On June 30, 2017, the Board approved an amendment to the DRIP, pursuant to which the number of newly-issued shares of the Company’s common stock to be issued to a participating stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by a price equal to 94.5%, rather than 90%, of the Company’s then current offering price. The Company amended the DRIP as a result of the Company’s revised fee structure, which went into effect on June 16, 2017. Under the Company’s revised fee structure the upfront selling commission was reduced from 7.00% of gross proceeds to up to 3.00% of gross proceeds and the dealer manager fee was reduced from 2.75% of gross proceeds to up to 2.50% of gross proceeds. If the Company declares a cash dividend or other distribution, each stockholder that has “opted in” to the Company’s reinvestment plan will have their distributions automatically reinvested in additional shares of the Company’s common stock rather than receiving cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. For the year ended December 31, 2017, the Company distributed a total of $61,549,954, of which $33,728,836 was in cash and $27,821,118 was in the form of common shares associated with the DRIP. For the year ended December 31, 2016, the Company distributed a total of $68,596,940, of which $36,118,048 was in cash and $32,478,892 was in the form of common shares associated with the DRIP. For the year ended December 31, 2015, the Company distributed a total of $56,804,630, of which $29,576,900 was in cash and $27,227,730 was in the form of common shares associated with the DRIP.

The following table reflects the cash distributions per share that we have declared or paid to our stockholders during 2017 and 2016. Stockholders of record as of each respective semi-monthly record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
January 15 and 29, 2016	January 29, 2016	0.03333
February 12 and 29, 2016	February 29, 2016	0.03333
March 15 and 31, 2016	March 31, 2016	0.03333
April 15 and 29, 2016	April 29, 2016	0.03333
May 13 and 31, 2016	May 31, 2016	0.03333
June 15 and 30, 2016	June 30, 2016	0.03333
July 15 and 29, 2016	July 29, 2016	0.03333
August 15 and 31, 2016	August 31, 2016	0.03333
September 15 and 30, 2016	September 30, 2016	0.03333
October 14 and 31, 2016	October 31, 2016	0.02667
November 15 and 30, 2016	November 30, 2016	0.02667
December 15 and 30, 2016	December 31, 2016	0.02667
January 13 and 31, 2017	January 31, 2017	0.02667
February 15 and 28, 2017	February 28, 2017	0.02667
March 15 and 31, 2017	March 31, 2017	0.02667
April 14 and 28, 2017	April 28, 2017	0.02667
May 15 and 31, 2017	May 31, 2017	0.02667
June 15 and 30, 2017	June 30, 2017	0.02667
July 14 and 31, 2017	July 31, 2017	0.02667
August 15 and 31, 2017	August 31, 2017	0.02667
September 15 and 29, 2017	September 29, 2017	0.02667
October 13 and 31, 2017	October 31, 2017	0.02667
November 15 and 30, 2017	November 30, 2017	0.02667
December 15 and 29, 2017	December 29, 2017	0.02667

F-74

The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

The Company’s previous distributions to stockholders may have been funded from temporary Expense Support Reimbursements that may be subject to repayment to SIC Advisors. The portion of these distributions derived from temporary Expense Support Reimbursements were not based on the Company’s investment performance and may not continue in the future. If SIC Advisors had not agreed to make Expense Support Reimbursements, these distributions would have come from paid-in-capital. The repayments of eligible reimbursements owed to SIC Advisors will reduce the future distributions to which stockholders would otherwise be entitled. The Expense Support Agreement expired on December 31, 2016. The Company’s contingent obligation to repay eligible reimbursements to SIC Advisors will expire on September 30, 2019. See Note 7 for more information.

The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income earned and distributions paid during the fiscal year.

Share Repurchase Program

In June 2013, the Company commenced a share repurchase program pursuant to which it intends to conduct quarterly share repurchases of up to 2.5% of the weighted average number of outstanding shares of its common stock in the prior four calendar quarters or 10% of the weighted average number of outstanding shares in the prior 12-month period. The purpose of the share repurchase program is to allow stockholders to sell their shares back to the Company at a price equal to the most recently disclosed NAV per share of the Company’s common stock immediately prior to the date of repurchase. Shares will be purchased from stockholders participating in the program on a pro rata basis. Unless the Company’s board of directors determines otherwise, the number of shares to be repurchased during any calendar year will be limited to the proceeds received in association with the sale of shares of common stock under the distribution reinvestment plan.

The following table reflects activity under the Company’s Share Repurchase Program:

Offer Date	Quantity Offered	Price per Share	Repurchase Date	Repurchase Quantity
6/4/2013	16,652	$9.18	—	—
8/8/2013	32,627	9.13	9/27/2013	3,642
11/7/2013	60,966	9.14	12/19/2013	5,826
3/12/2014	120,816	9.18	4/25/2014	9,835
5/6/2014	199,476	9.20	6/13/2014	17,777
8/5/2014	294,068	9.25	9/12/2014	35,887
11/5/2014	411,894	9.22	12/24/2014	411,894
3/4/2015	535,571	8.97	4/24/2015	68,472
5/6/2015	620,420	8.98	6/24/2015	90,916
8/5/2015	727,654	8.96	9/29/2015	328,353
11/3/2015	853,688	8.56	12/23/2015	285,559
3/2/2016	959,436	8.16	4/29/2016	959,436
5/5/2016	1,005,447	8.04	6/30/2016	855,215
8/4/2016	1,048,412	8.11	9/28/2016	1,048,407
11/25/2016	1,077,370	8.14	12/27/2016	1,077,352
4/4/2017	871,815	8.17	5/4/2017	871,806
5/23/2017	876,277	8.10	6/23/2017	876,254
8/24/2017	870,360	8.02	9/25/2017	870,337
12/25/2017	873,974	7.89	12/22/2017	873,932

In the event of the death or disability of a stockholder, the Company will repurchase the shares held by such stockholder at a price equal to the NAV per share of our shares as disclosed in the periodic report the Company files with the SEC immediately following the date of the death or disability of such stockholder. During the years ended December 31, 2017, 2016 and 2015, the Company repurchased 179,438, 5,355 and 34,560 shares, respectively, of certain shareholders due to death or disability.

F-75

Note 14. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2017, 2016, 2015, 2014 and 2013:

	For the years ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:(1)
Net asset value at beginning of period	$8.17	$8.16	$8.97	$9.18	$8.96
Net investment income/(loss)	0.55	0.66	0.66	0.55	0.72
Net realized gains/(losses) on investments and total return swap	(0.27)	(0.15)	0.16	0.20	0.01
Net unrealized appreciation/(depreciation) on investments and total return swap	(0.14)	0.25	(0.96)	(0.35)	0.12
Net increase/(decrease) in net assets	0.14	0.76	(0.14)	0.40	0.85
Distributions from return of capital		—	—	(0.19)	—
Distributions declared from net investment income(2)	(0.64)	(0.76)	(0.80)	(0.61)	(0.80)
Distributions from net realized capital gains		—	—	—	—
Total distributions to shareholders	$(0.64)	$(0.76)	$(0.80)	$(0.80)	$(0.80)
Issuance of common shares above net asset value(3)	(0.01)	0.01	0.13	0.19	0.17
Net asset value at end of period	$7.66	$8.17	$8.16	$8.97	$9.18
Total return based on net asset value(4)(5)	1.53%	9.87%	(0.46)%	6.48%	11.75%
Portfolio turnover rate	36.31%	26.33%	23.66%	37.17%	51.30%
Shares outstanding at end of period	96,620,231	94,666,418	82,623,649	54,260,324	16,663,500
Net assets at end of period	$739,954,157	$773,113,087	$674,124,099	$486,519,913	$153,002,273
Ratio/Supplemental Data:
Ratio of net investment income to average net assets(5)	6.84%	8.20%	7.57%	6.09%	7.56%
Ratio of net expenses (including incentive fees) to average net assets(5)	7.13%	5.44%	6.37%	6.17%	3.77%
Ratio of incentive fees to average net assets	0.61%	1.27%	0.72%	(0.06)%	0.26%
Supplemental Data:
Asset coverage ratio per unit(6)	$2,330	$2,476	$2,386	$2,211	$5,480
Percentage of non-recurring fee income(7)	6.79%	8.64%	12.40%	20.10%	7.72%
Ratio of net expenses (excluding incentive fees) to average net assets	6.52%	4.18%	5.65%	6.23%	3.51%
Ratio of interest and financing related expenses to average net assets (8)	2.38%	2.03%	1.82%	0.98%	0.26%

(1)	The per share data was derived by using the weighted average shares outstanding during the years ended December 31, 2017, 2016, 2015, 2014 and 2013 which were 96,248,024, 90,424,090, 70,648,292, 35,425,825 and 7,426,660 respectively.
(2)	The per share data for distributions is the actual amount of paid distributions per share during the period.
(3)	Shares issued under the DRIP (see Note 13) as well as the continuous issuance of common shares may cause on incremental increase/decrease in NAV per share due to the effect of issuing shares at amounts that differ from the prevailing NAV at each issuance.
(4)	Total annual returns are historical and assume reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge.
(5)	Total returns, ratios of net investment income and ratios of gross expenses to average net assets for the years ended December 31, 2016, 2015, 2014 and 2013, prior to the effect of the Expense Support Agreement were as follows: total return 7.57%, (1.76)%, 5.00% and 8.88% and ratio of net investment income: 8.32%, 6.54%, 4.51% and 2.04% and ratio of net expenses to average net assets: 7.76%, 7.39%, 7.87% and 9.61%, respectively.
(6)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets for regulatory purposes, which includes the underlying fair value of net TRS, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of Senior Securities representing indebtedness and the implied leverage on the TRS. Asset coverage per unit is expressed in terms of dollars per $1,000 of indebtedness. For the years ended December 31, 2017, 2016, 2015, 2014 and 2013 the Company’s Asset Coverage Per Unit including unfunded commitments was 2,054, $2,355, $2,318, $2,141 and $5,480 respectively.
(7)	Represents the impact of non-recurring fees over total investment income.
(8)	The ratio of interest and financing related expenses to average net assets for the years ended December 31, 2016 and 2015 have been revised to include financing costs. The ratios were previously reported as 1.85% and 1.62%, respectively

F-76

Note 15. Selected Quarterly Financial Data (unaudited)

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$28,599,983	$27,640,738	24,704,225	26,230,591
Total investment income per common share	0.30	0.29	0.26	0.28
Net investment income	13,146,818	13,501,720	12,109,185	13,745,747
Net investment income per common share	0.14	0.14	0.13	0.14
Net realized and unrealized gain/(loss)	(20,625,797)	(10,113,346)	(3,982,390)	(5,276,781)
Net realized and unrealized gain/(loss) per common share	(0.21)	(0.10)	(0.04)	(0.06)
Net increase/(decrease) in net assets resulting from operations	(7,478,979)	3,388,374	8,126,795	8,468,966
Basic and diluted earnings/(loss) per common share	(0.08)	0.04	0.08	0.09
Net asset value per common share at end of quarter	7.66	7.89	8.02	8.10

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$26,608,281	$25,148,661	$24,797,049	$23,226,505
Total investment income per common share	0.28	0.27	0.27	0.27
Net investment income	13,673,095	15,609,962	16,159,711	14,521,704
Net investment income per common share	0.14	0.17	0.18	0.17
Net realized and unrealized gain/(loss)	3,825,620	5,224,610	8,561,077	(8,246,984)
Net realized and unrealized gain/(loss) per common share	0.04	0.06	0.09	(0.09)
Net increase/(decrease) in net assets resulting from operations	17,498,715	20,834,572	24,720,788	6,274,720
Basic and diluted earnings/(loss) per common share	0.18	0.23	0.28	0.07
Net asset value per common share at end of quarter	8.17	8.14	8.11	8.04

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total investment income	$23,853,088	$23,479,346	$22,300,447	$16,006,819
Total investment income per common share	0.29	0.31	0.33	0.27
Net investment income	13,980,254	11,508,990	12,111,932	8,899,327
Net investment income per common share	0.17	0.15	0.18	0.15
Net realized and unrealized gain/(loss)	(31,161,585)	(28,007,718)	(542,566)	3,098,553
Net realized and unrealized gain/(loss) per common share	(0.38)	(0.38)	(0.01)	0.05
Net increase/(decrease) in net assets resulting from operations	(17,181,331)	(16,498,728)	11,569,366	11,997,880
Basic and diluted earnings/(loss) per common share	(0.21)	(0.22)	0.17	0.21
Net asset value per common share at end of quarter	8.16	8.56	8.96	8.98

Note 16. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2017, except as disclosed below.

On January 12, 2018, the Board of Directors declared a series of semi-monthly distributions for January, February and March 2018 in the amount of $0.02667 per share. These distributions represent an annualized yield of 7.85% based on the Company’s current offering price of $8.15 per share. Stockholders of record as of each respective semi-monthly record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Record Date	Payment Date	Amount per share
January 12 and 31, 2018	January 31, 2018	$0.02667
February 15 and 28, 2018	February 28, 2018	0.02667
March 15 and 30, 2018	March 30, 2018	0.02667

The Company issued common shares and received gross proceeds of approximately $0 million subsequent to December 31, 2017.

F-77

Sierra Income Corporation

Consolidated Statements of Assets and Liabilities

	June 30, 2018	December 31, 2017
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $879,297,564 and $975,968,734, respectively)	$829,963,524	$917,820,822
Controlled/affiliated investments (amortized cost of $179,524,217 and $153,660,073, respectively)	161,446,505	146,288,268
Investments at fair value	991,410,029	1,064,109,090
Cash and cash equivalents	53,032,878	64,909,759
Cash collateral on total return swap (Note 5)	46,000,000	48,000,000
Interest receivable from non-controlled/non-affiliated investments	9,508,523	9,039,243
Unsettled trades receivable	2,254,019	339,573
Receivable due on total return swap (Note 5)	488,111	462,555
Interest receivable from controlled/affiliated investments	331,587	638,458
Prepaid expenses and other assets	340,550	219,096
Receivable for Company shares sold	—	235,060
Total assets	$1,103,365,697	$1,187,952,834

LIABILITIES
Revolving credit facilities payable (net of deferred financing costs of $4,381,791 and $5,286,927, respectively) (Note 6)	$380,618,209	$429,713,073
Payable for Company shares redeemed	6,666,454	—
Base management fees payable (Note 7)	4,834,494	5,196,997
Unrealized depreciation on total return swap (Note 5)	2,720,213	5,354,868
Interest payable	1,752,061	1,822,523
Accounts payable and accrued expenses	1,325,986	1,755,968
Administrator fees payable (Note 7)	758,177	695,777
Unsettled trades payable	503,750	308,233
Deferred tax liability	213,177	291,454
Incentive fees payable (Note 7)	—	2,827,372
Total liabilities	$399,392,521	$447,966,265

Commitments (Note 11)

NET ASSETS
Common shares, par value $0.001 per share, 250,000,000 common shares authorized, 96,784,857 and 96,620,231 common shares issued and outstanding, respectively	$96,785	$96,620
Capital in excess of par value	844,995,420	843,592,066
Accumulated distribution in excess of net realized gain/(loss) from investments and total return swap	(80,238,359)	(49,402,054)
Accumulated undistributed net investment income	9,377,872	16,779,377
Net unrealized appreciation/(depreciation) on investments and total return swap, net of provision for taxes of ($126,577) and ($204,855), respectively	(70,258,542)	(71,079,440)
Total net assets	703,973,176	739,986,569
Total liabilities and net assets	$1,103,365,697	$1,187,952,834

NET ASSET VALUE PER COMMON SHARE	$7.27	$7.66

See accompanying notes to consolidated financial statements.

F-78

Sierra Income Corporation

Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest and dividends from investments
Non-controlled/non-affiliated investments:
Cash	$20,570,784	$21,009,050	$41,251,531	$40,724,339
Payment-in-kind	303,893	708,422	576,517	2,523,471
Controlled/affiliated investments:
Cash	2,522,757	2,043,533	4,885,199	4,476,334
Payment-in-kind	490,883	270,379	867,382	334,977
Total interest and dividend income	23,888,317	24,031,384	47,580,629	48,059,121
Fee income (Note 12)	947,466	649,964	1,592,141	2,840,164
Interest from cash and cash equivalents	55,100	22,877	78,153	35,531
Total investment income	24,890,883	24,704,225	49,250,923	50,934,816
EXPENSES
Interest and financing expenses	5,219,779	4,517,158	10,392,209	8,461,242
Base management fees (Note 7)	4,834,495	5,449,266	9,838,311	10,657,835
General and administrative expenses	1,216,840	887,678	2,641,958	1,769,807
Administrator expenses (Note 7)	758,178	794,622	1,481,713	1,588,151
Professional fees	413,143	646,616	750,689	1,232,659
Offering costs	187,736	299,700	470,986	821,384
Incentive fees (Note 7)	—	—	—	548,806
Total expenses	12,630,171	12,595,040	25,575,866	25,079,884
NET INVESTMENT INCOME	12,260,712	12,109,185	23,675,057	25,854,932
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from non-controlled/non-affiliated investments	909,846	(2,745,404)	(31,271,252)	(15,939,732)
Net realized gain/(loss) on total return swap (Note 5)	(1,043,675)	(7,589,962)	434,947	(4,870,611)
Net change in unrealized appreciation/(depreciation) on non-controlled/non-affiliated investments	(14,252,484)	(5,152,411)	8,813,872	1,563,788
Net change in unrealized appreciation/(depreciation) on controlled/affiliated investments	(2,837,785)	1,241,507	(10,705,907)	125,432
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	(306,714)	10,300,626	2,634,655	10,196,270
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	(57,177)	(36,746)	78,278	(334,318)
Net realized and unrealized gain/(loss) on investments	(17,587,989)	(3,982,390)	(30,015,407)	(9,259,171)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,327,277)	$8,126,795	$(6,340,350)	$16,595,761
WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$(0.05)	$0.08	$(0.07)	$0.17
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.13	$0.13	$0.24	$0.27
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED (NOTE 10)	97,385,971	96,367,879	97,190,689	95,877,796
DISTRIBUTIONS DECLARED PER COMMON SHARE	$0.16	$0.16	$0.32	$0.32

See accompanying notes to the consolidated financial statements.

F-79

Sierra Income Corporation

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30,
	2018	2017
INCREASE/(DECREASE) FROM OPERATIONS	(unaudited)	(unaudited)
Net investment income	$23,675,057	$25,854,932
Net realized gain/(loss) on investments	(31,271,252)	(15,939,732)
Net realized gain/(loss) on total return swap (Note 5)	434,947	(4,870,611)
Net change in unrealized appreciation/(depreciation) on investments	(1,892,035)	1,689,220
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	2,634,655	10,196,270
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	78,278	(334,318)
Net increase/(decrease) in net assets resulting from operations	(6,340,350)	16,595,761
SHAREHOLDER DISTRIBUTIONS (Note 2)
Distributions from net investment income	(31,076,562)	(30,665,819)
Distributions from return of capital	—	—
Distributions from net realized gains	—	—
Net decrease in net assets from shareholder distributions	(31,076,562)	(30,665,819)
COMMON SHARE TRANSACTIONS
Issuance of common shares, net of underwriting costs	2,478,445	11,370,406
Issuance of common shares pursuant to distribution reinvestment plan	13,174,371	14,068,852
Repurchase of common shares	(14,249,297)	(14,507,550)
Net increase in net assets resulting from common share transactions	1,403,519	10,931,708
Total increase/(decrease) in net assets	(36,013,393)	(3,138,350)
Net assets at beginning of period	739,986,569	773,113,087
Net assets at end of period(1)	$703,973,176	$769,974,737

Net asset value per common share	$7.27	$8.02
Common shares outstanding, beginning of period	96,620,231	94,666,418
Issuance of common shares	323,587	1,393,488
Issuance of common shares pursuant to distribution reinvestment plan	1,721,015	1,745,246
Repurchase of common shares	(1,879,976)	(1,783,393)
Common shares outstanding, end of period	96,784,857	96,021,759

(1)	Net assets at end of period include accumulated undistributed net investment income of $9,377,872 and $14,945,853 as of June 30, 2018 and 2017, respectively.

See accompanying notes to consolidated financial statements.

F-80

Sierra Income Corporation

Consolidated Statements of Cash Flows

	Six Months Ended June 30,
	2018	2017
	(unaudited)	(unaudited)
Cash flows from operating activities
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$(6,340,350)	$16,595,761
ADJUSTMENT TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Payment-in-kind interest income	(1,443,899)	(2,858,448)
Net amortization of premium on investments	(998,023)	(493,680)
Amortization of deferred financing costs	942,636	718,280
Net realized (gain)/loss on investments	31,271,252	15,939,732
Net change in unrealized (appreciation)/depreciation on investments	1,892,035	(1,689,220)
Net change in unrealized (appreciation)/depreciation on total return swap (Note 5)	(2,634,655)	(10,196,270)
Purchases and originations	(122,795,043)	(240,889,700)
Proceeds from sale of investments and principal repayments	164,772,739	149,796,557
(Increase)/decrease in operating assets:
Cash collateral on total return swap (Note 5)	—	4,120,942
Unsettled trades receivable	(1,914,446)	(6,425,640)
Due from affiliate (Note 7)	—	4,571,137
Interest receivable from non-controlled/non-affiliated investments	(469,280)	1,525,620
Interest receivable from controlled/affiliated investments	306,871	918,232
Receivable for Company shares sold	235,060	(206,277)
Receivable due on total return swap (Note 5)	(25,556)	(609,665)
Prepaid expenses and other assets	(121,454)	(77,786)
Increase/(decrease) in operating liabilities:
Unsettled trades payable	195,517	36,065,885
Management fee payable	(362,503)	311,158
Accounts payable and accrued expenses	(429,982)	(437,950)
Incentive fees payable	(2,827,372)	(1,405,419)
Administrator fees payable	62,400	(56,056)
Interest payable	(70,462)	(415,701)
Deferred tax liability	(78,277)	334,318
Due to affiliate (Note 7)	—	(135,784)
NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES	59,167,208	(34,999,974)
Cash flows from financing activities:
Borrowings under revolving credit facility	38,000,000	105,000,000
Repayments of revolving credit facility	(88,000,000)	(65,000,000)
Proceeds from issuance of common stock, net of underwriting costs	2,478,445	11,370,406
Payment of cash distributions	(17,902,191)	(16,596,967)
Financing costs paid	(37,500)	(390,000)
Repurchase of common shares	(7,582,843)	(14,507,550)
NET CASH PROVIDED BY/(USED IN) FINANCING ACTIVITIES	(73,044,089)	19,875,889
TOTAL INCREASE/(DECREASE) IN CASH	(13,876,881)	(15,124,085)
CASH AND CASH COLLATERAL ON TOTAL RETURN SWAP AT BEGINNING OF PERIOD	112,909,759	99,400,794
CASH AND CASH COLLATERAL ON TOTAL RETURN SWAP AT END OF PERIOD(1)	$99,032,878	$84,276,709
Supplemental Information:
Cash paid during the period for interest	$9,520,035	$8,158,663
Supplemental non-cash information:
Non-cash purchase of investments	$20,928,063	$21,975,181
Non-cash sale of investments	20,928,063	21,975,181
Payment-in-kind interest income	1,443,899	2,858,448
Amortization of deferred financing costs	942,636	718,280
Net amortization of premium on investments	998,023	493,680
Issuance of common shares in connection with distribution reinvestment plan	$13,174,371	$14,068,852

(1)	Includes cash and cash equivalents of $53,032,878 and $84,276,709 and cash collateral on total return swap of $46,000,000 and $75,500,000 as of June 30, 2018 and 2017, respectively.

See accompanying notes to consolidated financial statements.

F-81

Sierra Income Corporation

Consolidated Schedule of Investments

As of June 30, 2018

(unaudited)

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Non-controlled/non-affiliated investments – 117.9%
AAAHI Acquisition Corporation	Transportation: Consumer	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)	12/15/2021	$7,007,360	$7,007,360	$7,007,360	1.0%
		Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	12/14/2018	1,742,263	1,742,263	1,742,263	0.2%
				8,749,623	8,749,623	8,749,623

Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (7)	2/25/2022	5,928,635	5,751,749	5,582,996	0.8%
				5,928,635	5,751,749	5,582,996

Alpine SG, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	11/16/2022	6,630,037	6,630,037	6,605,506	0.9%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)	11/16/2022	13,432,500	13,432,500	13,382,800	1.9%
				20,062,537	20,062,537	19,988,306

American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	9/25/2023	7,250,000	7,250,000	7,322,500	1.0%
				7,250,000	7,250,000	7,322,500

Amerijet Holdings, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (5)(7)	7/15/2021	11,927,204	11,927,204	12,077,486	1.7%
				11,927,204	11,927,204	12,077,486

AMMC CLO 22, Limited Series 2018-22A	Multi-Sector Holdings	Subordinated Notes 15.238% effective yield (8)(9)(10)	4/25/2031	7,222,000	5,885,930	5,885,930	0.8%
				7,222,000	5,885,930	5,885,930

Answers Finance, LLC	High Tech Industries	Senior Secured Second Lien Term Loan Base Rate + 7.900%, 1.100% Cap (11)	9/15/2021	1,993,500	1,993,500	1,993,500	0.3%
		Common Stock - 389,533 shares (12)		—	5,426,955	5,426,195	0.8%
				1,993,500	7,420,455	7,419,695

Apidos CLO XXIV, Series 2016-24A	Multi-Sector Holdings	Subordinated Notes 8.880% effective yield (5)(8)(9)(10)	7/20/2027	18,357,647	14,374,986	15,084,479	2.1%
				18,357,647	14,374,986	15,084,479

Asurion, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(7)	8/4/2025	5,950,000	5,950,000	6,032,110	0.9%
				5,950,000	5,950,000	6,032,110

Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)(13)	3/31/2022	25,000,000	25,000,000	25,000,000	3.6%
				25,000,000	25,000,000	25,000,000

Barry’s Bootcamp Holdings, LLC	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	7/14/2022	8,571,429	8,571,429	8,522,572	1.2%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	7/14/2022	1,120,000	1,120,000	1,111,857	0.2%
				9,691,429	9,691,429	9,634,429

Black Angus Steakhouses, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)\(5)(6)(13)	4/24/2020	18,867,188	18,867,188	18,483,180	2.6%
				18,867,188	18,867,188	18,483,180

F-82

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
BRG Sports, Inc.	Consumer Goods: Durable	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(7)	6/15/2023	7,700,000	7,700,000	7,700,000	1.1%
				7,700,000	7,700,000	7,700,000

Brook & Whittle Holding Corp.	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	10/17/2023	3,026,576	3,026,576	3,026,576	0.4%
				3,026,576	3,026,576	3,026,576

BW NHHC Holdco Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor(7)	5/15/2025	7,000,000	6,895,000	6,895,000	1.0%
				7,000,000	6,895,000	6,895,000

Central States Dermatology Services, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(6)(7)	4/20/2022	2,960,939	2,960,939	2,960,939	0.4%
				2,960,939	2,960,939	2,960,939

Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 4.750%(4)(5)	10/4/2024	5,357,692	5,345,578	5,350,192	0.8%
		Senior Secured First Lien Term Loan LIBOR + 4.750%(4)(5)(6)	10/4/2024	964,717	961,074	962,461	0.1%
				6,322,409	6,306,652	6,312,653

CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term Loan Base Rate + 5.500%, PIK (5)(7)(11)(14)	4/1/2019	236,515	209,514	41,296	0.0%
		Senior Secured First Lien Term Loan Base Rate + 8.500%, PIK (5)(7)(11)(14)	4/1/2019	1,766,333	717,016	—	0.0%
		Preferred Units LIBOR+9.500%, 1.000% Floor, PIK(5)(14)		—	—	—	0.0%
		Common Units - 41 units(5)(12)		—	—	—	0.0%
				2,002,848	926,530	41,296

CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (5)(7)(15)	7/28/2025	9,900,752	9,869,843	9,829,466	1.4%
				9,900,752	9,869,843	9,829,466

CSP Technologies North America, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (4)(5)	1/31/2022	4,923,123	4,923,123	4,923,123	0.7%
				4,923,123	4,923,123	4,923,123

DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.500% Floor (5)(7)	11/10/2019	2,702,877	2,702,877	2,702,877	0.4%
		Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.500% Floor, PIK (5)(7)(14)	11/10/2019	10,130,848	9,207,947	836,808	0.1%
		Senior Secured First Lien Term Loan LIBOR + 12.250%, 1.500% Floor, PIK (5)(7)(14)	11/10/2019	8,851,405	7,257,480	—	0.0%
		Senior Secured First Lien Term Loan LIBOR + 13.250%, 1.500% Floor, PIK (5)(7)(14)	11/10/2019	8,361,380	2,940,892	—	0.0%
		Common Units - 769,230 units (5)(12)		—	769,231	—	0.0%
				30,046,510	22,878,427	3,539,685

Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 7.000%, 1.000% Floor (7)	5/19/2021	10,000,000	10,042,010	10,000,000	1.4%
				10,000,000	10,042,010	10,000,000

Dryden 38 Senior Loan Fund, Series 2015-38A	Multi-Sector Holdings	Subordinated Notes 12.114% effective yield (8)(9)(10)	7/15/2027	7,000,000	4,893,717	5,667,200	0.8%
				7,000,000	4,893,717	5,667,200

F-83

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Dryden 43 Senior Loan Fund, Series 2016-43A	Multi-Sector Holdings	Subordinated Notes 9.705% effective yield (5)(8)(9)(10)	7/20/2029	3,620,000	2,908,350	2,779,798	0.4%
				3,620,000	2,908,350	2,779,798

Dryden 49 Senior Loan Fund, Series 2017-49A	Multi-Sector Holdings	Subordinated Notes 13.164% effective yield (5)(9)(10)	7/18/2030	17,233,288	15,192,738	14,918,857	2.1%
				17,233,288	15,192,738	14,918,857

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan 13.500% PIK + LIBOR (4)(5)(14)	5/6/2019	10,597,949	9,828,831	3,179,385	0.5%
				10,597,949	9,828,831	3,179,385

Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(6)	1/15/2021	9,443,153	9,443,153	9,443,153	1.3%
				9,443,153	9,443,153	9,443,153

Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (4)(5)	7/18/2025	2,936,702	2,917,010	2,898,231	0.4%
				2,936,702	2,917,010	2,898,231

First Boston Construction Holdings, LLC	Banking, Finance, Insurance & Real Estate	Senior secured first lien notes 12.000% (5)	12/31/2020	9,965,000	9,965,000	9,965,000	1.4%
		Preferred Equity - 1,646,250 units (5)(12)		—	2,491,250	2,491,250	0.4%
				9,965,000	12,456,250	12,456,250

FKI Security Group, LLC	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	3/30/2020	11,375,000	11,375,000	11,375,000	1.6%
				11,375,000	11,375,000	11,375,000

Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)(7)	2/7/2023	13,256,343	13,256,343	13,388,906	1.9%
				13,256,343	13,256,343	13,388,906

Fusion Telecommunications International Inc.	Telecommunications	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (4)	5/4/2023	3,437,500	3,301,465	3,300,000	0.5%
				3,437,500	3,301,465	3,300,000

GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 10.250%, 1.000% Floor (4)	1/20/2022	10,000,000	10,000,000	8,969,000	1.3%
				10,000,000	10,000,000	8,969,000

Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (5)(7)	6/20/2023	3,692,848	3,692,848	3,692,848	0.5%
				3,692,848	3,692,848	3,692,848

Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000% (5)(8)(14)	11/15/2016	766,616	754,615	122,658	0.0%
		Warrants - 0.00% of outstanding equity (5)(12)		—	29,000	—	0.0%
				766,616	783,615	122,658

HBC Holdings LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(7)	3/30/2020	11,812,500	11,812,500	11,514,825	1.6%
				11,812,500	11,812,500	11,514,825

Heligear Acquisition Co.	Aerospace & Defense	Senior secured first lien notes 10.250% (5)(8)	10/15/2019	15,000,000	15,000,000	15,115,500	2.1%
				15,000,000	15,000,000	15,115,500

High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior secured first lien notes 8.875% (5)(8)(16)	3/15/2025	2,000,000	2,000,000	890,800	0.1%
				2,000,000	2,000,000	890,800

F-84

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)	5/29/2020	4,493,420	4,466,620	3,200,663	0.5%
				4,493,420	4,466,620	3,200,663

Hylan Datacom & Electrical LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (5)(7)	7/25/2021	14,670,095	14,670,095	14,670,095	2.1%
				14,670,095	14,670,095	14,670,095

IHS Intermediate, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)	7/20/2022	25,000,000	25,000,000	25,000,000	3.6%
				25,000,000	25,000,000	25,000,000

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (5)(7)(15)	6/21/2023	8,950,000	8,837,978	8,312,760	1.2%
				8,950,000	8,837,978	8,312,760

Impact Sales, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)	6/27/2023	6,189,258	6,189,258	6,189,258	0.9%
				6,189,258	6,189,258	6,189,258

Interflex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (5)(7)	8/18/2022	13,775,000	13,775,000	12,960,897	1.8%
				13,775,000	13,775,000	12,960,897

Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)(13)	6/30/2020	23,100,084	23,100,084	23,100,084	3.3%
				23,100,084	23,100,084	23,100,084

IOP Monroe Acquisition, Inc.	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (5)(6)(7)	4/1/2022	950,000	950,000	950,000	0.1%
				950,000	950,000	950,000

Isagenix International, LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (4)(5)	6/16/2025	2,000,000	1,988,808	2,000,000	0.3%
				2,000,000	1,988,808	2,000,000

Isola USA Corp.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 10.750%, 1.000% Floor (4)(6)	1/2/2023	113,828	113,828	113,828	0.0%
		Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.000% Floor, PIK (4)	1/2/2023	10,186,998	6,577,332	6,188,601	0.9%
		Common Units - 10,283,782 units(9)(12)		—	—	—	0.0%
				10,300,826	6,691,160	6,302,429

JFL-WCS Partners, LLC	Environmental Industries	Preferred Units - 618,876 6.000%, PIK (5)(9)		—	618,876	618,876	0.1%
		Common Units - 66,764 units (5)(9)(12)		—	68,764	68,764	0.0%
				—	687,640	687,640

Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 9.250%, 1.000% Floor (4)(5)(15)	5/1/2025	7,000,000	6,878,912	6,858,600	1.0%
				7,000,000	6,878,912	6,858,600

L&S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	2/15/2022	11,084,069	11,084,069	11,172,741	1.6%
				11,084,069	11,084,069	11,172,741

Livingston International Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.250% Floor (4)(9)	4/17/2020	4,613,287	4,503,825	4,325,879	0.6%
				4,613,287	4,503,825	4,325,879

LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (7)	6/6/2020	2,838,571	2,833,308	2,828,920	0.4%
				2,838,571	2,833,308	2,828,920

F-85

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Magnetite XIX, Limited	Multi-Sector Holdings	Subordinated Notes LIBOR + 7.610% (4)(8)(9)(10)	7/17/2030	2,000,000	1,875,000	1,871,400	0.3%
		Subordinated Notes 10.518% effective yield (5)(8)(9)(10)	7/17/2030	13,730,209	11,972,163	10,708,190	1.5%
				15,730,209	13,847,163	12,579,590

Manna Pro Products, LLC	Consumer Goods: Non-durable	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(6)(7)	12/8/2023	4,654,166	4,654,166	4,611,346
				4,654,166	4,654,166	4,611,346

Nathan’s Famous, Inc.	Beverage & Food	Senior secured first lien notes 6.625% (5)(8)(9)(16)	11/1/2025	4,950,000	4,966,193	4,996,530	0.7%
				4,950,000	4,966,193	4,996,530

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (5)(7)(15)	7/14/2022	13,801,587	13,793,795	13,801,587	2.0%
				13,801,587	13,793,795	13,801,587

Novetta Solutions, LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (7)	10/16/2023	11,000,000	10,920,879	10,225,600	1.5%
				11,000,000	10,920,879	10,225,600

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (4)(5)(14)	12/31/2018	12,535,235	11,685,379	6,672,506	0.9%
		Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (4)(5)(14)	12/31/2018	8,884,762	8,308,439	4,729,359	0.7%
				21,419,997	19,993,818	11,401,865

Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 9.500%, 1.000% Floor (5)(7)	10/11/2021	14,610,737	14,190,519	13,719,482	1.9%
		Warrants - 2.09% of outstanding equity (5)(12)		—	669,709	—	0.0%
				14,610,737	14,860,228	13,719,482

Payless Holdings LLC	Retail	Common Stock - 37,126 shares (12)		—	543,120	543,153	0.1%
				—	543,120	543,153

PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (4)(5)(13)(15)	9/3/2023	9,000,000	9,000,000	9,000,000	1.3%
				9,000,000	9,000,000	9,000,000

Polymer Solutions Group Holdings, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (5)(7)	6/30/2021	2,461,830	2,461,830	2,461,830	0.3%
				2,461,830	2,461,830	2,461,830

Press Ganey Holdings, Inc	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 6.500%, 1.000% Floor (7)	10/21/2024	5,842,724	5,932,737	5,866,679	0.8%
				5,842,724	5,932,737	5,866,679

PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(5)(6)	11/30/2021	8,002,098	8,002,098	7,952,340	1.1%
				8,002,098	8,002,098	7,952,340

Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.250% Floor (4)(5)	11/1/2019	2,000,000	2,000,000	2,000,000	0.3%
				2,000,000	2,000,000	2,000,000

Redwood Services Group, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(6)(7)	6/6/2023	9,918,750	9,918,750	9,918,750	1.4%
				9,918,750	9,918,750	9,918,750

F-86

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Resolute Investment Managers, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 7.500%, 1.000% Floor (4)(5)	4/30/2023	9,950,000	9,874,320	9,978,855	1.4%
				9,950,000	9,874,320	9,978,855

Rhombus Cinema Holdings, LP	Media: Diversified & Production	Preferred Equity 10.000% PIK - 7,449 shares (5)(9)		—	4,584,207	5,126,428	0.7%
		Common Units - 3,163 units (5)(9)(12)		—	3,162,793	932,676	0.1%
				—	7,747,000	6,059,104

RMS Holding Company, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4) (5)	11/16/2022	14,887,500	14,887,500	14,887,500	2.1%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	11/16/2022	1,262,593	1,262,593	1,235,793	0.2%
				16,150,093	16,150,093	16,123,293

Safe Fleet Holdings LLC	Automotive	Senior Secured Second Lien Term Loan LIBOR + 6.750%, 1.000% Floor (5)(7)	2/2/2026	4,950,000	4,926,381	4,896,045	0.7%
				4,950,000	4,926,381	4,896,045

SavATree, LLC	Environmental Industries	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (4)(5)(6)	6/2/2022	4,131,598	4,131,598	4,131,598	0.6%
				4,131,598	4,131,598	4,131,598

SFP Holding, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(6)	9/1/2022	5,018,369	5,018,369	5,018,369	0.7%
		Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(6)	9/1/2022	2,000,000	2,000,000	2,000,000	0.3%
		Equity - 0.94% of outstanding equity (5) (12)		—	400,000	400,000	0.1%
				7,018,369	7,418,369	7,418,369

Shift4 Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (5)(7)(15)	11/29/2024	9,950,000	9,857,548	9,896,270	1.4%
				9,950,000	9,857,548	9,896,270

Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (4)(5)	7/31/2020	21,562,500	21,562,500	20,684,906	2.9%
				21,562,500	21,562,500	20,684,906

Simplified Logistics, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	2/28/2022	18,762,561	18,762,561	18,642,480	2.6%
				18,762,561	18,762,561	18,642,480

Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor(4)	4/29/2020	15,000,000	15,000,000	15,000,000	2.1%
				15,000,000	15,000,000	15,000,000

SMART Financial Operations, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 10.000%, 1.000% Floor (4)(5(6)	11/22/2021	6,400,000	6,400,000	6,403,000	0.9%
		Preferred Equity - 1,000,000 units (5)(9)(12)		1,000,000	1,000,000	1,160,000	0.2%
				7,400,000	7,400,000	7,563,000

Smile Doctors LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (4)(5)	10/6/2022	4,379,806	4,379,806	4,354,404	0.6%
		Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (4)(5)(6)	10/6/2022	3,781,891	3,781,891	3,755,327	0.5%
				8,161,697	8,161,697	8,109,731

Sound Point CLO XX, Ltd.	Multi-Sector Holdings	Subordinated Notes 13.366% effective yield (5)(8)(9)(10)	7/26/2031	4,489,000	4,072,623	4,072,421	0.6%
				4,489,000	4,072,623	4,072,421

F-87

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)	6/2/2022	4,718,651	4,718,651	4,718,651	0.7%
				4,718,651	4,718,651	4,718,651

SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	2/17/2022	19,256,250	19,256,250	19,448,812	2.8%
				19,256,250	19,256,250	19,448,812

Starfish Holdco LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)(5)	8/18/2025	4,000,000	3,946,003	3,977,600	0.5%
				4,000,000	3,946,003	3,977,600

TCH-2 Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (7)	11/6/2021	2,036,364	2,019,733	2,036,364	0.3%
				2,036,364	2,019,733	2,036,364

Team Car Care, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)(6)(7)	2/23/2023	15,550,000	15,550,000	15,550,000	2.2%
		Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)(6)(7)	2/23/2023	542,344	542,344	542,344	0.1%
				16,092,344	16,092,344	16,092,344

Techniplas, LLC	Automotive	Senior Secured First Lien Notes 10.000% (8)	5/1/2020	6,000,000	6,000,000	5,381,400	0.8%
				6,000,000	6,000,000	5,381,400

The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(14)	5/24/2021	9,375,000	9,328,125	7,701,562	1.1%
				9,375,000	9,328,125	7,701,562

The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (5)(7)(15)	5/27/2022	7,500,000	7,500,000	7,500,000	1.1%
				7,500,000	7,500,000	7,500,000

Transocean Phoenix 2 Ltd.	Energy: Oil & Gas	Senior Secured First Lien Notes 7.750% (5)(8)(16)	10/15/2024	6,375,000	6,279,380	6,825,075	1.0%
				6,375,000	6,279,380	6,825,075

True Religion Apparel, Inc.	Retail	Senior Secured First Lien Term Loan 10.000%	10/27/2022	146,584	140,225	138,097	0.0%
		Common Stock - 1,964 shares (12)		—	—	—	0.0%
		Warrants - 0.10% of outstanding equity (12)		—	—	—	0.0%
				146,584	140,225	138,097

U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 11.750%, 1.000% Floor (5)(7)(13)	6/8/2020	5,500,000	5,500,000	5,500,000	0.8%
				5,500,000	5,500,000	5,500,000

U.S. Well Services, LLC	Energy: Oil & Gas	Warrants - 2.04% of outstanding equity (12)	2/21/2019	—	173	—	0.0%
				—	173	—

Vail Holdco Corp.	Wholesale	Preferred Equity 12.500% PIK - 20,330 shares (5)		—	20,097,643	20,042,135	2.8%
		Preferred Equity - 15,250 shares (5)(12)		—	15,250,000	15,250,000	2.2%
		Warrants - 0.985% of outstanding equity (5)(12)		—	860,357	860,310	0.1%
				—	36,208,000	36,152,445

Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(5)	6/13/2019	3,896,181	3,891,001	3,896,181	0.6%
				3,896,181	3,891,001	3,896,181

F-88

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.000% Floor (4)(5)	4/28/2023	694,375	629,269	626,118	0.1%
		Common units - 4,676 units (5)(12)		—	259,938	259,938	0.0%
		Warrants - 5,591 warrants(5)(12)		—	310,802	310,803	0.0%
				694,375	1,200,009	1,196,859

VOYA CLO 2016-2, LTD.	Multi-Sector Holdings	Subordinated Notes 7.250% effective yield (5)(8)(9)(10)	7/19/2028	22,842,661	18,825,786	17,431,235	2.5%
				22,842,661	18,825,786	17,431,235

Watermill-QMC Holdings, Corp.	Automotive	Equity - 2.3% partnership interest (5)(9)(12)		—	902,277	1,215,187	0.2%
				—	902,277	1,215,187

Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(18)	10/8/2020	4,573,791	4,551,362	4,335,039	0.6%
				4,573,791	4,551,362	4,335,039

Total non-controlled/ non-affiliated investments					$879,297,564	$829,963,524	117.9%

Controlled/affiliated investments – 22.9%(17)
1888 Industrial Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)(5)(6)	9/30/2021	1,069,124	1,069,124	1,069,124	0.2%
		Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)(5)	9/30/2021	3,144,481	3,144,481	3,144,481	0.4%
		Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, PIK (4)(5)	9/30/2021	7,423,439	6,516,492	6,728,605	1.0%
		Membership Units - 7.55 units (5)(12)		—	—	—	0.0%
				11,637,044	10,730,097	10,942,210

Access Media Holdings, LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan 5.000%, 5.000% PIK (5)(7)(14)	7/22/2020	7,739,001	7,422,407	5,141,793	0.7%
		Common Stock - 14 units (5) (9) (12)		—	—	—	0.0%
		Preferred Equity - 1,400,000 units (5)(9)(12)		—	1,400,000	—	0.0%
		Preferred Equity - 700,000 units (5)(9)(12)		—	700,000	—	0.0%
		Preferred Equity - 693,000 units (5)(6)(9)(12)		—	693,000	(77,000)	0.0%
				7,739,001	10,215,407	5,064,793

Capstone Nutrition, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)(14)	9/25/2020	21,791,704	15,619,898	9,117,648	1.3%
		Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)(14)	9/25/2020	9,429,252	6,869,187	3,945,199	0.6%
		Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)	9/25/2020	1,617,800	1,617,800	1,617,800	0.2%
		Common Stock - 2,197.8 shares (5)(12)		—	9	—	0.0%
		Common Stock - 3,498.5 shares(5)(12)		—	—	—	0.0%
		Common Stock - 7,068.3 shares(5)(12)		—	300,002	—	0.0%
				32,838,756	24,406,896	14,680,647

Charming Charlie LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor, 5.000% PIK (4)	4/24/2023	3,043,620	3,043,620	3,043,620	0.4%
		Senior Secured First Lien Term Loan LIBOR + 1.000%, 1.000% Floor, 9.000% PIK (4)(6)	4/24/2023	3,652,344	2,470,184	2,435,017	0.3%
		Common Stock - 34,923,249 shares (12)		—	—	—	0.0%
				6,695,964	5,513,804	5,478,637

MCM 500 East Pratt Holdings, LLC	Banking, Finance, Insurance & Real Estate	Equity - 5,000,000 units (9)(12)		—	5,000,000	5,000,000	0.7%
				—	5,000,000	5,000,000

F-89

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
MCM Capital Office Park Holdings LLC	Banking, Finance, Insurance & Real Estate	Equity - 7,500,000 units (9)(12)		—	7,500,000	7,500,000	1.1%
				—	7,500,000	7,500,000

Medley Chiller Holdings LLC	Services: Business	Equity - 85% interest (9)(12)		—	8,627,500	8,498,886	1.2%
				—	8,627,500	8,498,886

Nomida, LLC	Construction & Building	Equity 5,400,000 units (9)(12)		—	4,794,000	4,290,000	0.6%
				—	4,794,000	4,290,000

Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity - 87.5% ownership of SIC Senior Loan Strategy JV I LLC (9)		87,500,000	87,500,000	85,151,762	12.1%
				87,500,000	87,500,000	85,151,762

TwentyEighty, Inc.	Services: Business	Senior Secured First Lien Term Loan 1.000%, 7.000% PIK (4)	3/31/2020	6,833,840	6,833,840	6,744,317	1.0%
		Senior Secured First Lien Term Loan 0.250%, 8.750% PIK (4)	3/31/2020	6,396,528	6,007,077	5,689,072	0.8%
		Senior Secured First Lien Term Loan LIBOR + 3.500%, 1.000% Floor, 4.500% PIK (4)(6)	3/31/2020	2,406,181	2,395,596	2,406,181	0.3%
		Common Units - 58,098 units (12)		—	—	—	0.0%
				15,636,549	15,236,513	14,839,570

Total controlled/affiliated investments					$179,524,217	$161,446,505	22.9%

Money market fund – 2.5%					—	829,963,524
Federated Institutional Prime Obligations Fund (18)		Money Market 2.080%		19,895,860	19,895,860	19,895,860	2.8%
Total money market fund					$19,895,860	$19,895,860

Derivative instrument - long exposure					Notional Amount	Unrealized Appreciation/ (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			172,316,942	(2,720,213)
Total derivative instrument - long exposure					$172,316,942	$(2,720,213)

(1)	All of the Company’s investments are domiciled in the United States except for Livingston International Inc., which is domiciled in Canada and AMMC CLO 22, Limited Series 2018-22A, Apidos CLO XXIV, Series 2016-24A, Dryden 38 Senior Loan Fund, Series 2015-38A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund, 2017-49A, Magnetite XIX, Limited, Sound Point CLO XX, Ltd. and VOYA CLO 2016-2, LTD. which are all domiciled in the Cayman Islands. All foreign investments were denominated in US Dollars.
(2)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy.
(3)	Percentage is based on net assets of $703,973,176 as of June 30, 2018.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month “3M” LIBOR, which at June 30, 2018 was 2.34%. The interest rate is subject to a minimum LIBOR floor.
(5)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(6)	The investment has an unfunded commitment as of June 30, 2018. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(7)	The interest rate on these loans is subject to a base rate plus 1 Month “1M” LIBOR, which at June 30, 2018 was 2.09%. The interest rate is subject to a minimum LIBOR floor.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $96,832,616 or 13.8% of net assets as of June 30, 2018 and are considered restricted securities.
(9)	The investment is not a qualifying asset as defined under Section 55(a) of the Investment Company Act of 1940 (the 1940 Act”). Non-qualifying assets represent 20.5% of the Company’s portfolio at fair value.
(10)	This investment is in the equity class of a collateralized loan obligation (CLO”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments

F-90

(11)	The interest rate on these loans is subject to a base rate plus a spread. The base rate in effect at June 30, 2018 was the Prime Rate of 5.000%.
(12)	Security is non-income producing.
(13)	A portion of this investment was sold via a participation agreement. The listed amount is the portion retained by Sierra Income Corporation.
(14)	The investment was on non-accrual status as of June 30, 2018.
(15)	Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total exposure to CPI International, Inc., Imagine! Print Solutions, Inc., Keystone Acquisition Corp., New Media Holdings II, LLC, PetroChoice Holdings, LLC, Shift4 Payments, LLC, and The Octave Music Group, Inc. is $13,809,466 or 2.0%, $14,193,360 or 2.0%, $8,693,442 or 1.2%. $14,680,655 or 2.1%, $13,936,709 or 2.0%, $12,327,926 or 1.8%, and $8,446,208 or 1.2%,, respectively, of Net Assets as of June 30, 2018.
(16)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(17)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns at least 5% but no more than 25% of the voting securities or we are under common control with such portfolio company. Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(18)	Represents securities in Level 1 in the ASC 820 table (see Note 4).

F-91

The following is a summary of the TRS reference assets as of June 30, 2018:

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
AmWINS Group, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)	1/25/2025	$4,000,000	$3,970,000	$4,014,000	$44,000
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	2/15/2024	5,040,862	5,030,937	5,068,184	37,247
Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(5)	1/23/2025	1,950,000	1,940,250	1,953,666	13,416
BCPE Eagle Buyer LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	3/18/2024	4,950,000	4,900,500	4,677,750	(222,750)
Brand Energy & Infrastructure Services, Inc.	Construction & Building	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(5)	6/21/2024	5,955,000	5,983,528	5,959,466	(24,062)
BW NHHC Holdco Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.000%(4)	5/15/2025	4,000,000	3,940,000	3,940,000	—
Comfort Holding, LLC	Consumer Goods: Durable	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(4)	2/5/2024	6,930,000	6,860,700	6,635,475	(225,225)
CPI Holdco, LLC	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(5)	3/21/2024	3,940,138	3,920,438	3,954,914	34,476
CPI International, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	7/26/2024	3,980,000	3,980,000	3,989,950	9,950
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	12/1/2021	989,822	970,025	957,653	(12,372)
Deliver Buyer, Inc.	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	5/1/2024	6,027,249	6,003,297	6,015,978	12,681
Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(5)	7/19/2024	2,992,500	2,992,500	2,975,682	(16,818)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(4)	4/11/2022	1,222,222	1,100,000	1,222,833	122,833
Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	4/22/2025	3,000,000	2,992,500	2,992,500	—
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(5)	6/21/2022	5,940,000	5,880,600	5,664,384	(216,216)
Iqor US Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	4/1/2021	4,498,057	4,408,096	4,482,314	74,218
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(5)	5/1/2024	1,834,842	1,834,842	1,831,172	(3,670)
Kingpin Intermediate Holdings LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(4)	7/3/2024	4,466,256	4,446,419	4,455,091	8,672
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(4)	4/26/2024	2,298,120	2,273,265	2,266,636	(6,629)

F-92

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Kronos Incorporated	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(3)(5)	11/1/2024	2,000,000	1,980,000	2,055,000	75,000
LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(3)(4)	8/18/2022	4,702,500	4,655,475	4,773,038	117,563
Lightstone Holdco LLC	Utilities: Electric	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	1/30/2024	173,913	170,435	174,457	4,022
Lightstone Holdco LLC	Utilities: Electric	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	1/30/2024	2,716,304	2,661,978	2,724,806	62,828
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	7/15/2024	2,887,500	2,858,625	2,894,719	36,094
Loparex International B.V.	Metals & Mining	Senior Secured First Lien Term Loans LIBOR + 4.250%, 1.000% Floor(3)(5)	4/11/2025	1,500,000	1,492,500	1,492,500	—
Mastronardi Produce Limited	Beverage & Food	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(3)(4)	5/1/2025	1,000,000	997,500	1,002,500	5,000
MH SUB I, LLC	Services: Consumer	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(4)	9/15/2025	3,925,000	3,930,188	3,949,531	19,343
MH SUB I, LLC	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 2.750%, 1.000% Floor(4)	9/13/2024	3,592,000	3,589,040	3,588,516	(524)
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 0.750% Floor(4)	8/15/2025	3,950,000	3,910,500	3,912,475	1,975
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(4)	7/14/2022	876,876	879,068	876,876	(2,192)
Nine West Holdings, Inc.	Consumer Goods: Non-durable	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	10/8/2019	5,758,716	5,744,319	5,638,762	(105,557)
Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term Loans LIBOR + 3.250%, 1.000% Floor(5)	1/26/2023	8,809,910	8,673,157	6,343,135	(2,330,022)
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	8/22/2022	4,936,709	4,936,709	4,936,709	—
Pre-Paid Legal Services, Inc.	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 3.250%(4)	5/1/2025	3,000,000	2,985,000	3,007,500	22,500
Preferred Proppants, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(4)	7/27/2020	5,903,303	5,593,379	5,549,104	(44,275)
Project Silverback Holdings Corp.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	8/21/2024	4,975,000	4,962,563	4,900,375	(62,188)
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loans LIBOR + 3.750%, 1.000% Floor(4)	5/25/2023	3,210,000	3,193,950	3,193,950	—
Shift4 Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 4.500%, 1.000% Floor(4)	11/29/2024	2,443,875	2,431,656	2,443,875	12,219

F-93

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Silversea Cruise Holding, Ltd.	Hotel, Gaming & Leisure	Senior Secured First Lien Notes 7.250%	2/1/2025	1,250,000	1,261,250	1,346,875	85,625
Sungard Availability Services Capital, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 7.000%, 1.000% Floor(4)	9/30/2021	7,829,403	7,796,680	7,203,051	(593,629)
Tensar Corporation	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(5)	7/9/2021	10,900,187	10,791,185	10,763,935	(27,250)
The KeyW Corporation	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 4.500%, 1.000% Floor(4)	5/8/2024	950,000	945,250	945,250	—
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(4)	5/28/2021	940,331	946,208	939,108	(7,100)
TravelCLICK, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 3.500%, 1.000% Floor(4)	5/6/2021	4,669,687	4,652,841	4,710,547	57,706
United Road Services, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loans LIBOR + 5.250%, 1.000% Floor(4)	9/1/2024	1,920,750	1,911,146	1,928,049	16,903
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(5)	6/1/2023	920,098	910,897	930,403	19,506
YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	7/26/2022	3,968,026	4,027,546	3,994,493	(33,053)
Total				$173,725,156	$172,316,942	$169,277,187	$(3,039,755)
Total accrued interest income, net of expenses							319,542
Total unrealized depreciation on TRS							$(2,720,213)

(1)	All investments are domiciled in the United States.
(2)	Represents the cost of an investment in which the TRS is referenced.
(3)	The investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.
(4)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at June 30, 2018 was 2.09%. The interest rate is subject to a minimum LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at June 30, 2018 was 2.34%. The interest rate is subject to a minimum LIBOR floor.

See accompanying notes to consolidated financial statements.

F-94

Sierra Income Corporation

Consolidated Schedule of Investments

As of December 31, 2017

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Non-controlled/non-affiliated investments – 124.0%
AAAHI Acquisition Corporation	Transportation: Consumer	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)	12/15/2021	$7,098,364	$7,098,364	$7,098,364	1.0%
		Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	12/14/2018	515,730	515,730	515,730	0.1%
				7,614,094	7,614,094	7,614,094

Advanced Diagnostic Holdings, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.875% Floor (4)(5)	12/11/2020	14,582,109	14,582,109	14,582,109	2.0%
				14,582,109	14,582,109	14,582,109

Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (7)	2/25/2022	6,166,263	5,961,599	5,917,762	0.8%
				6,166,263	5,961,599	5,917,762

Alpine SG, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	11/16/2022	4,642,857	4,642,857	4,642,857	0.6%
		Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)	11/16/2022	13,500,000	13,500,000	13,500,000	1.8%
				18,142,857	18,142,857	18,142,857

American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	9/25/2023	7,250,000	7,250,000	7,337,000	1.0%
				7,250,000	7,250,000	7,337,000

Amerijet Holdings, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (5)(7)	7/15/2021	13,349,908	13,349,908	13,616,906	1.8%
				13,349,908	13,349,908	13,616,906

AMMC CLO 17, Limited Series 2015-17A	Multi-Sector Holdings	Subordinated Notes 16.471% effective yield (8)(9)(10)	11/15/2027	5,000,000	3,537,556	4,237,500	0.6%
				5,000,000	3,537,556	4,237,500

Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)	8/18/2021	10,000,000	9,941,988	10,000,000	1.4%
				10,000,000	9,941,988	10,000,000

Answers Finance, LLC	High Tech Industries	Senior Secured First Lien Term Loan Base Rate + 5.000%	4/15/2021	1,288,514	1,288,514	1,288,514	0.2%
		Senior Secured Second Lien Term Loan Base Rate + 4.500% (19)	9/15/2021	2,003,594	2,003,594	2,003,594	0.3%
		Common Stock - 389,533 shares (11)		—	5,426,955	5,426,195	0.7%
				3,292,108	8,719,063	8,718,303

APCO Holdings, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(7)	1/31/2022	4,124,797	4,033,466	4,124,797	0.6%
				4,124,797	4,033,466	4,124,797

Apidos CLO XXIV, Series 2016-24A	Multi-Sector Holdings	Subordinated Notes 8.748% effective yield (5)(8)(9)(10)	7/20/2027	18,357,647	14,627,243	14,497,034	2.0%
				18,357,647	14,627,243	14,497,034

F-95

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Asurion, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)	8/4/2025	5,950,000	5,950,000	6,069,000	0.8%
				5,950,000	5,950,000	6,069,000

Aviation Technical Services, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)(12)	3/31/2022	25,000,000	25,000,000	25,000,000	3.4%
				25,000,000	25,000,000	25,000,000

Barry’s Bootcamp Holdings, LLC	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	7/14/2022	8,571,429	8,571,429	8,571,429	1.2%
				8,571,429	8,571,429	8,571,429

Birch Communications Inc.	Telecommunications	Senior Secured First Lien Term Loan LIBOR + 7.250%, 1.000% Floor (5)(7)	7/17/2020	13,066,112	12,945,213	12,944,597	1.7%
				13,066,112	12,945,213	12,944,597

Black Angus Steakhouses, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)(5)(6)(12)	4/24/2020	892,857	892,857	725,670	0.1%
		Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)\(5)(12)	4/24/2020	19,123,884	19,123,884	18,399,089	2.5%
				20,016,741	20,016,741	19,124,759

Brook & Whittle Holding Corp.	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(6)	10/17/2023	3,041,785	3,041,785	3,041,785	0.4%
				3,041,785	3,041,785	3,041,785

Central States Dermatology Services, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(6)(7)	4/20/2022	2,975,910	2,975,910	2,975,910	0.4%
				2,975,910	2,975,910	2,975,910

Charming Charlie LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, 1.500% PIK (4)(13)	12/24/2019	14,078,861	8,212,738	422,366	0.1%
		Senior Secured First Lien Term Loan Base Rate + 3.500% (6)(19)	6/8/2018	1,215,520	1,215,520	1,215,520
				15,294,381	9,428,258	1,637,886

Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 4.750%, 1.000% Floor (5)(7)	10/4/2024	5,384,615	5,371,504	5,384,615	0.8%
		Senior Secured First Lien Term Loan LIBOR + 4.750%, 1.000% Floor (5)(6)(7)	10/4/2024	297,949	294,015	297,949
				5,682,564	5,665,519	5,682,564

CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term Loan Base Rate + 5.500%, PIK (5)(6)(13)	4/1/2019	224,970	209,515	59,729	0.0%
		Senior Secured First Lien Term Loan Base Rate + 8.500%, PIK (5)(13)	4/1/2019	1,655,407	717,016	—	0.0%
		Preferred Units LIBOR+9.500%, 1.000% Floor, PIK(4)(5)(12)		—	—	—	0.0%
		Common Units - 41 units(5)(11)		—	—	—	0.0%
				1,880,377	926,531	59,729

F-96

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (5)(7)	7/28/2025	12,345,000	12,300,357	12,283,275	1.7%
				12,345,000	12,300,357	12,283,275

CSP Technologies North America, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (4)(5)	1/31/2022	4,948,749	4,948,749	4,948,749	0.7%
				4,948,749	4,948,749	4,948,749

CSTN Merger Sub Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan 6.750% (5)(8)(14)	8/15/2024	2,500,000	2,500,000	2,487,750	0.3%
				2,500,000	2,500,000	2,487,750

Deliver Buyer, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)	5/1/2024	3,034,875	3,017,378	3,034,875	0.4%
				3,034,875	3,017,378	3,034,875

DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.500% Floor (5)(7)	11/10/2019	2,567,024	2,567,024	2,567,024	0.3%
		Senior Secured First Lien Term Loan LIBOR + 11.000%, 1.500% Floor, PIK (5)(7)(13)	11/10/2019	9,501,965	9,207,947	3,834,043	0.5%
		Senior Secured First Lien Term Loan LIBOR + 12.250%, 1.500% Floor, PIK (5)(7)(13)	11/10/2019	8,250,230	7,257,481	—	0.0%
		Senior Secured First Lien Term Loan LIBOR + 13.250%, 1.500% Floor, PIK (5)(7)(13)	11/10/2019	7,754,662	2,940,892	—	0.0%
		Common Units - 769,230 units (5)(11)		—	769,231	—	0.0%
				28,073,881	22,742,575	6,401,067

Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 7.000%, 1.000% Floor (7)	5/19/2021	10,000,000	10,048,123	10,000,000	1.4%
				10,000,000	10,048,123	10,000,000

Dryden 38 Senior Loan Fund, Series 2015-38A	Multi-Sector Holdings	Subordinated Notes 13.246% effective yield (8)(9)(10)	7/15/2027	7,000,000	4,919,153	5,032,300	0.7%
				7,000,000	4,919,153	5,032,300

Dryden 43 Senior Loan Fund, Series 2016-43A	Multi-Sector Holdings	Subordinated Notes 10.546% effective yield (5)(8)(9)(10)	7/20/2029	3,620,000	2,954,917	2,874,642	0.4%
				3,620,000	2,954,917	2,874,642

Dryden 49 Senior Loan Fund, Series 2017-49A	Multi-Sector Holdings	Subordinated Notes 13.408% effective yield (5)(9)(10)	7/18/2030	17,233,288	15,325,601	15,777,075	2.1%
				17,233,288	15,325,601	15,777,075

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan 13.500% PIK + LIBOR (5)(7)	6/6/2018	9,910,049	9,910,049	8,435,434	1.1%
				9,910,049	9,910,049	8,435,434

F-97

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (6)(7)	1/15/2021	9,666,845	9,666,845	9,666,845	1.3%
				9,666,845	9,666,845	9,666,845

Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (4)(5)	7/18/2025	2,010,638	1,991,468	1,990,532	0.3%
		Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (4)(5)(6)	7/18/2025	201,064	201,064	198,670	0.0%
				2,211,702	2,192,532	2,189,202

First Boston Construction Holdings, LLC	Banking, Finance, Insurance & Real Estate	Senior secured first lien notes 12.000% (5)	12/31/2020	6,585,000	6,585,000	6,610,023	0.9%
		Preferred Equity - 1,646,250 units (5)(11)		—	1,646,250	1,646,250	0.2%
				6,585,000	8,231,250	8,256,273

FKI Security Group, LLC	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (5)(7)	3/30/2020	11,562,500	11,562,500	11,562,500	1.6%
				11,562,500	11,562,500	11,562,500

Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (5)(7)	2/7/2023	13,806,751	13,806,751	14,004,188	1.9%
				13,806,751	13,806,751	14,004,188

Frontier Communications Corp.	Telecommunications	Senior secured first lien notes 10.500% (8)(9)	9/15/2022	2,000,000	2,000,000	1,513,800	0.2%
				2,000,000	2,000,000	1,513,800

Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 4.250%, 1.000% Floor (7)	5/28/2021	4,141,927	4,095,099	4,141,927	0.6%
		Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (7)	5/30/2022	9,500,000	9,521,331	9,448,700	1.3%
				13,641,927	13,616,430	13,590,627

GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 10.250%, 1.000% Floor (4)	1/20/2022	10,000,000	10,000,000	9,752,000	1.3%
				10,000,000	10,000,000	9,752,000

Global Eagle Entertainment, Inc.	Telecommunications	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (5)(15)	1/6/2023	4,121,250	4,053,177	4,121,250	0.6%
				4,121,250	4,053,177	4,121,250

Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000% (5)(8)(13)	11/15/2016	766,616	754,615	122,658	0.0%
		Warrants - 0.00% of outstanding equity (5)(11)		—	29,000	—	0.0%
				766,616	783,615	122,658

HBC Holdings LLC	Wholesale	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)	3/30/2020	12,262,500	12,262,500	12,252,690	1.7%
				12,262,500	12,262,500	12,252,690

F-98

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Heligear Acquisition Co.	Aerospace & Defense	Senior secured first lien notes 10.250% (5)(8)	10/15/2019	15,000,000	15,000,000	15,318,000	2.1%
				15,000,000	15,000,000	15,318,000

High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior secured first lien notes 8.875% (5)(8)	3/15/2025	2,000,000	2,000,000	1,776,200	0.2%
				2,000,000	2,000,000	1,776,200

Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)	5/29/2018	4,515,605	4,503,823	3,216,465	0.4%
				4,515,605	4,503,823	3,216,465

Hylan Datacom & Electrical LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (5)(7)	7/25/2021	15,059,976	15,059,976	15,210,575	2.1%
				15,059,976	15,059,976	15,210,575

Ignite Restaurant Group, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan Base Rate + 6.000% (13)(19)	2/13/2019	6,354,341	6,140,155	217,318	0.0%
				6,354,341	6,140,155	217,318

IHS Intermediate, Inc.	Services: Business	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)	7/20/2022	25,000,000	25,000,000	25,000,000	3.4%
				25,000,000	25,000,000	25,000,000

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (4)(5)(16)	6/21/2023	8,950,000	8,826,856	8,815,750	1.2%
				8,950,000	8,826,856	8,815,750

Impact Sales, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	12/30/2021	4,853,857	4,853,857	4,720,525	0.6%
				4,853,857	4,853,857	4,720,525

Interflex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (5)(7)	8/18/2022	14,137,500	14,137,500	14,137,500	1.9%
				14,137,500	14,137,500	14,137,500

Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (5)(7)(12)	6/30/2020	23,866,435	23,866,435	24,105,100	3.3%
				23,866,435	23,866,435	24,105,100

F-99

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
IOP Monroe Acquisition, Inc.	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (5)(6)(7)	4/1/2022	975,000	975,000	975,000	0.1%
				975,000	975,000	975,000

Isola USA Corp.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)(13)	11/29/2018	9,131,742	7,707,403	5,547,533	0.7%
				9,131,742	7,707,403	5,547,533

Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 9.250%, 1.000% Floor (4)(5)(16)	5/1/2025	7,000,000	6,870,343	6,898,500	0.9%
				7,000,000	6,870,343	6,898,500

L&S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(5)	2/15/2022	11,562,500	11,562,500	11,709,344	1.6%
				11,562,500	11,562,500	11,709,344

Lighthouse Network, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (5)(7)(16)	11/28/2025	9,950,000	9,851,416	9,850,500
				9,950,000	9,851,416	9,850,500

Livingston International Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.250% Floor (4)(9)	4/17/2020	4,613,287	4,480,497	4,520,560	0.6%
				4,613,287	4,480,497	4,520,560

LSF9 Atlantis Holdings, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (5)(7)	5/1/2023	6,621,575	6,569,770	6,621,575	0.9%
				6,621,575	6,569,770	6,621,575

LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)	6/6/2020	2,838,571	2,832,091	2,737,234	0.4%
				2,838,571	2,832,091	2,737,234

Magnetite XIX, Limited	Multi-Sector Holdings	Subordinated Notes LIBOR + 7.610% (8) (9) (10)	7/17/2030	2,000,000	1,875,000	1,875,000	0.3%
		Subordinated Notes 14.525% effective yield (5) (8) (9) (10)	7/17/2030	13,730,209	12,256,271	12,255,585	1.7%
				15,730,209	14,131,271	14,130,585

Manna Pro Products, LLC	Consumer Goods: Non-durable	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	12/8/2023	4,166,667	4,166,667	4,166,667
				4,166,667	4,166,667	4,166,667

Nathan’s Famous Inc.	Beverage & Food	Senior secured first lien notes 6.625% (5)(8)(9)(14)	11/1/2025	4,950,000	4,967,041	5,144,535	0.7%
				4,950,000	4,967,041	5,144,535

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(16)	7/14/2022	15,877,190	15,867,455	15,877,190	2.1%
				15,877,190	15,867,455	15,877,190

Novetta Solutions, LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)	10/16/2023	11,000,000	10,915,540	10,225,600	1.4%
				11,000,000	10,915,540	10,225,600

F-100

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Nuspire, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	11/8/2022	6,310,000	6,310,000	6,310,000	0.9%
				6,310,000	6,310,000	6,310,000

Omnitracs, LLC	Telecommunications	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (4)	5/25/2021	7,000,000	7,009,042	7,000,000	0.9%
				7,000,000	7,009,042	7,000,000

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (4)(5)	12/31/2018	12,450,782	12,450,782	12,450,782	1.7%
		Senior Secured First Lien Term Loan LIBOR + 8.500%, 0.750% Floor, 3.000% PIK (4)(5)	12/31/2018	8,751,527	8,751,527	8,751,527	1.2%
				21,202,309	21,202,309	21,202,309

Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 9.500%, 1.000% Floor (4)(5)	10/11/2021	14,815,737	14,339,545	14,894,260	2.0%
		Warrants - 2.09% of outstanding equity (5)(11)		—	669,709	111,251	0.0%
				14,815,737	15,009,254	15,005,511

Payless Holdings LLC	Retail	Common Stock - 37,126 shares (11)		—	543,120	543,153	0.1%
				—	543,120	543,153

Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term Loan LIBOR + 3.000%, 1.000% Floor (4)(16)	1/26/2023	1,984,848	1,844,566	1,493,598	0.2%
				1,984,848	1,844,566	1,493,598

PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (4)(5)(12)(16)	9/3/2023	9,000,000	9,000,000	9,000,000	1.2%
				9,000,000	9,000,000	9,000,000

Preferred Proppants, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (4)	7/27/2020	5,933,969	4,953,814	5,454,504	0.7%
				5,933,969	4,953,814	5,454,504

Press Ganey Holdings, Inc	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan LIBOR + 6.500%, 1.000% Floor (7)	10/21/2024	8,753,172	8,823,199	8,753,172	1.2%
				8,753,172	8,823,199	8,753,172

PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(5)(6)	11/30/2021	8,042,410	8,042,410	8,042,410	1.1%
				8,042,410	8,042,410	8,042,410

Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan LIBOR + 9.500%, 1.250% Floor (4)(5)	11/1/2019	2,000,000	2,000,000	1,913,600	0.3%
				2,000,000	2,000,000	1,913,600

RESIC Enterprises, LLC	Beverage & Food	Senior Secured Second Lien Term Loan LIBOR + 8.750%, 1.000% Floor (5)(7)	11/10/2025	15,000,000	15,000,000	15,000,000	2.0%
				15,000,000	15,000,000	15,000,000

F-101

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Resolute Investment Managers, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 7.500%, 1.000% Floor (4)(5)	4/30/2023	9,950,000	9,866,809	9,950,000	1.3%
				9,950,000	9,866,809	9,950,000

Rhombus Cinema Holdings, LP	Media: Diversified & Production	Preferred Equity 10.000% PIK - 7,449 shares (5)(9)		—	4,584,207	5,123,448	0.7%
		Common Units - 3,163 units (5) (9) (11)		—	3,162,793	1,848,273	0.2%
				—	7,747,000	6,971,721

RMS Holding Company, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4) (5)	11/16/2022	14,962,500	14,962,500	14,962,500	2.0%
		Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)(6)	11/16/2022	1,262,593	1,262,593	1,262,593	0.2%
				16,225,093	16,225,093	16,225,093

SavATree, LLC	Environmental Industries	Senior Secured First Lien Term Loan LIBOR + 5.250%, 1.000% Floor (5)(6)(7)	6/2/2022	4,058,089	4,058,089	4,082,837	0.6%
				4,058,089	4,058,089	4,082,837

SFP Holding, Inc.	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 6.250%, 1.000% Floor (4)(5)(6)	9/1/2022	4,277,778	4,277,778	4,277,778	0.6%
		Equity - 0.94% of outstanding equity (5) (11)		—	400,000	400,000	0.1%
				4,277,778	4,677,778	4,677,778

Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor (4)(5)	7/31/2020	22,187,500	22,187,500	21,284,469	2.9%
				22,187,500	22,187,500	21,284,469

Simplified Logistics, LLC	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	2/28/2022	402,500	402,500	402,500	0.1%
		Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)(6)	2/28/2022	17,855,593	17,855,593	17,855,593
				18,258,093	18,258,093	18,258,093

Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan LIBOR + 7.500%, 1.000% Floor (7)	4/28/2020	15,000,000	15,000,000	15,000,000	2.0%
				15,000,000	15,000,000	15,000,000

SMART Financial Operations, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 10.000%, 1.000% Floor (4)(5)(6)	11/22/2021	3,700,000	3,700,000	3,798,000	0.5%
		Preferred Equity - 1,000,000 units (5) (9) (11)		1,000,000	1,000,000	1,050,000	0.1%
				4,700,000	4,700,000	4,848,000

Smile Doctors LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (5)(7)	10/6/2022	4,401,871	4,401,871	4,401,870	0.6%
		Senior Secured First Lien Term Loan LIBOR + 5.750%, 1.000% Floor (5)(6)(7)	10/6/2022	823,065	823,065	823,065	0.1%
				5,224,936	5,224,936	5,224,935

Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loan LIBOR + 6.000%, 1.000% Floor (4)(5)	6/2/2022	4,838,750	4,838,750	4,838,750	0.7%
				4,838,750	4,838,750	4,838,750

F-102

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 7.000%, 1.000% Floor (4)(5)(6)	2/17/2022	19,353,750	19,353,750	19,522,128	2.6%
				19,353,750	19,353,750	19,522,128

Starfish Holdco LLC	High Tech Industries	Senior Secured Second Lien Term Loan LIBOR + 9.000%, 1.000% Floor (4)(5)	8/18/2025	4,000,000	3,942,308	3,940,000	0.5%
				4,000,000	3,942,308	3,940,000

TCH-2 Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loan LIBOR + 7.750%, 1.000% Floor (7)(16)	11/6/2021	3,636,364	3,603,131	3,636,364	0.5%
				3,636,364	3,603,131	3,636,364

Techniplas, LLC	Automotive	Senior Secured First Lien Notes 10.000% (8)	5/1/2020	6,000,000	6,000,000	4,930,200	0.7%
				6,000,000	6,000,000	4,930,200

The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (4)(5)	5/24/2021	9,375,000	9,345,609	9,277,500	1.3%
				9,375,000	9,345,609	9,277,500

The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loan LIBOR + 8.250%, 1.000% Floor (4)(5)(16)	5/27/2022	7,500,000	7,500,000	7,500,000	1.0%
				7,500,000	7,500,000	7,500,000

Transocean Phoenix 2 Ltd.	Energy: Oil & Gas	Senior Secured First Lien Notes 7.750% (5)(8)(14)	10/15/2024	6,750,000	6,648,755	7,342,650	1.0%
				6,750,000	6,648,755	7,342,650

Truco Enterprises, LP	Beverage & Food	Senior Secured First Lien Term Loan LIBOR + 7.190%, 1.000% Floor (5)(7)	4/26/2021	9,567,540	9,567,540	9,567,540	1.3%
				9,567,540	9,567,540	9,567,540

True Religion Apparel, Inc.	Retail	Senior Secured First Lien Term Loan 10.000%	10/27/2022	147,321	140,238	139,999	0.0%
		Common Stock - 1,964 shares (11)		—	—	—	0.0%
		Warrants - 0.10% of outstanding equity (11)		—	—	—	0.0%
				147,321	140,238	139,999

F-103

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan LIBOR + 11.750%, 1.000% Floor (5)(7)(12)	6/8/2020	5,500,000	5,500,000	5,544,550	0.7%
				5,500,000	5,500,000	5,544,550

U.S. Well Services, LLC	Energy: Oil & Gas	Warrants - 2.04% of outstanding equity (11)	2/21/2019	—	173	—	0.0%
				—	173	—

Vail Holdco Corp.	Wholesale	Preferred Equity 12.500% PIK - 19,700 shares (5)(11)		—	18,839,643	18,839,110	2.5%
		Preferred Equity - 15,250 shares (5)(11)		—	15,250,000	15,250,000	2.1%
		Warrants - 0.985% of outstanding equity (5)(11)		—	860,357	860,310	0.1%
				—	34,950,000	34,949,420

Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan LIBOR + 5.500%, 1.000% Floor (4)(5)	6/13/2019	4,077,629	4,069,535	4,042,562	0.5%
				4,077,629	4,069,535	4,042,562

Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan 12.000% (5)	8/15/2018	698,931	698,931	698,931	0.1%
		Senior Secured First Lien Term Loan LIBOR + 4.000%, 1.000% Floor (5)(13)(15)	5/14/2021	1,683,230	995,554	185,155	0.0%
		Senior Secured Second Lien Term Loan LIBOR + 7.250%, 1.000% Floor (5)(13)(15)	5/13/2022	20,625,000	18,717,854	206,250	0.0%
				23,007,161	20,412,339	1,090,336

VOYA CLO 2016-2, LTD.	Multi-Sector Holdings	Subordinated Notes 7.635% effective yield (5)(8)(9)(10)	7/19/2028	22,842,661	19,102,817	17,792,149	2.4%
				22,842,661	19,102,817	17,792,149

Watermill-QMC Holdings, Corp.	Automotive	Equity - 2.3% partnership interest (5)(9)(11)		—	902,277	1,170,254	0.2%
				—	902,277	1,170,254

YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 8.500%, 1.000% Floor (4)(9)	7/26/2022	8,569,133	8,379,051	8,522,859	1.2%
				8,569,133	8,379,051	8,522,859

Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.500%, 1.000% Floor (5)(7)	10/8/2020	4,646,901	4,620,082	4,646,901	0.6%
				4,646,901	4,620,082	4,646,901

Total non-controlled/ non-affiliated investments					$975,968,734	$917,820,822	124.0%

F-104

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
Controlled/affiliated investments – 19.8%(17)

AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)(5)(6)	9/30/2021	188,669	188,669	188,669	0.0%
		Senior Secured First Lien Term Loan LIBOR + 5.000%, 1.000% Floor (4)(5)	9/30/2021	3,144,481	3,144,481	3,144,481	0.4%
		Senior Secured First Lien Term Loan LIBOR + 8.000%, 1.000% Floor, PIK (4)(5)	9/30/2021	7,078,964	6,066,217	7,078,964	1.0%
		Membership Units - 7.55 units (5)(11)		—	—	—	0.0%
				10,412,114	9,399,367	10,412,114

Access Media Holdings, LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan 5.000%, 5.000% PIK (5)	7/22/2020	7,390,587	7,390,587	7,390,587	1.0%
		Common Stock - 14 units (5) (9) (11)		—	—	—	0.0%
		Preferred Equity - 1,400,000 units (5)(9)(11)		—	1,400,000	—	0.0%
		Preferred Equity - 700,000 units (5)(9)(11)		—	700,000	—	0.0%
		Preferred Equity - 466,200 units (5)(6)(9)(11)		—	466,200	130,200	0.0%
				7,390,587	9,956,787	7,520,787

Capstone Nutrition, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)(13)	9/25/2020	20,286,895	15,619,898	12,042,301	1.6%
		Senior Secured First Lien Term Loan LIBOR + 12.500%, 1.000% Floor, PIK (4)(5)(13)	9/25/2020	8,778,122	6,869,187	5,210,693	0.7%
		Common Stock - 2,197.8 shares (5)(11)		—	9	—	0.0%
		Common Stock - 3,498.5 shares(5)(11)		—	—	—	0.0%
		Common Stock - 7,068.3 shares(5)(11)		—	300,002	—	0.0%
				29,065,017	22,789,096	17,252,994

MCM 500 East Pratt Holdings, LLC	Banking, Finance, Insurance & Real Estate	Equity - 455,871 units (9)(11)		—	455,871	455,871	0.1%
				—	455,871	455,871

MCM Capital Office Park Holdings LLC	Banking, Finance, Insurance & Real Estate	Equity - 7,500,000 units (9)(11)		—	7,500,000	7,500,000	1.0%
				—	7,500,000	7,500,000

Nomida, LLC	Construction & Building	Senior Secured First Lien Term Loan 10.000% (9)	12/1/2020	2,935,000	2,935,000	2,935,000	0.4%
		Equity 5,400,000 units (9)(11)		—	5,400,000	5,400,000	0.7%
				2,935,000	8,335,000	8,335,000

Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity - 87.5% ownership of SIC Senior Loan Strategy JV I LLC (6)(9)		79,816,250	79,816,250	79,515,513	10.7%
				79,816,250	79,816,250	79,515,513

F-105

Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(3)
TwentyEighty, Inc.	Services: Business	Senior Secured First Lien Term Loan 1.000%, 7.000% PIK (4)	3/31/2020	6,696,055	6,696,055	6,696,055	0.9%
		Senior Secured First Lien Term Loan 0.250%, 8.750% PIK (4)	3/31/2020	6,122,689	5,627,149	5,501,849	0.7%
		Senior Secured First Lien Term Loan LIBOR + 3.500%, 1.000% Floor, 4.500% PIK (4)(6)	3/31/2020	3,098,085	3,084,498	3,098,085	0.4%
		Common Units - 58,098 units (11)		—	—	—	0.0%
				15,916,829	15,407,702	15,295,989
Total controlled/affiliated investments					$153,660,073	$146,288,268	19.8%

Money market fund – 2.5%					—	917,820,822
Federated Institutional Prime Obligations Fund (18)		Money Market 1.440%		12,932,993	12,932,993	12,932,993	1.7%
Total money market fund					$12,932,993	$12,932,993	1.7%

Derivative Instrument - Long Exposure					Notional Amount	Unrealized Appreciation/ (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			175,519,693	(5,354,868)
Total derivative instrument - long exposure					$175,519,693	$(5,354,868)

(1)	All of the Company’s investments are domiciled in the United States except for Livingston International Inc., which is domiciled in Canada and AMMC CLO 17, Limited Series 2015-17A, Apidos CLO XXIV, Series 2016-24A, Dryden 38 Senior Loan Fund, Series 2015-38A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund, 2017-49A, Magnetite XIX, Limited and VOYA CLO 2016-2, LTD. which are all domiciled in the Cayman Islands. All foreign investments were denominated in US Dollars.
(2)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy.

(3)	Percentage is based on net assets of $739,986,569 as of December 31, 2017.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month “3M” LIBOR, which at December 31, 2017 was 1.69%. As the interest rate is subject to a minimum LIBOR floor, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor or 3M LIBOR.
(5)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(6)	The investment has an unfunded commitment as of December 31, 2017. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(7)	The interest rate on these loans is subject to a base rate plus 1 Month “1M” LIBOR, which at December 31, 2017 was 1.57%. As the interest rate is subject to a minimum LIBOR floor, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor or 1M LIBOR.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $97,200,003 or 13.1% of net assets as of December 31, 2017 and are considered restricted.
(9)	The investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Non-qualifying assets represent 17.6% of the Company’s portfolio at fair value.
(10)	This investment is in the equity class of a collateralized loan obligation (“CLO”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current effective yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

F-106

(11)	Security is non-income producing.
(12)	A portion of this investment was sold via a participation agreement. The listed amount is the portion retained by Sierra Income Corporation.
(13)	The investment was on non-accrual status as of December 31, 2017.
(14)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(15)	The interest rate on these loans is subject to a base rate plus 6 month “6M” LIBOR, which at December 31, 2017 was 1.84%. As the interest rate is subject to a minimum LIBOR floor, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor or 6M LIBOR.
(16)	Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total exposure to Imagine! Print Solutions, Inc., Keystone Acquisition Corp., Lighthouse Network, LLC, New Media Holdings II LLC, Petco Animal Supplies, Inc., PetroChoice Holdings, LLC, TCH-2 Holdings, LLC, and The Octave Music Group, Inc. is $14,726,050 or 2.0%, $8,742,563 or 1.2%, $12,288,250 or 1.7%. $16,824,754 or 2.3%, $10,211,119 or 1.4%, $13,962,025 or 1.9%, $6,805,128 or 0.9%, and $8,451,073 or 1.1%, respectively, of Net Assets as of December 31, 2017.
(17)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns at least 5% but no more than 25% of the voting securities or we are under common control with such portfolio company. Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(18)	Represents securities in Level 1 in the ASC 820 table (see Note 4).
(19)	The interest rate on these loans is subject to a base rate plus a spread. The base rate in effect at December 31, 2018 was the Prime Rate of 4.500%.

F-107

The following is a summary of the TRS reference assets as of December 31, 2017:

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(4) LIBOR + 5.500%, 1.000% Floor	2/15/2024	$4,565,000	$4,555,025	$4,596,407	$41,382
Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term Loan(4) LIBOR + 5.500%, 1.000% Floor	9/4/2023	1,358,684	1,345,098	1,351,347	6,250
AmWINS Group, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan(4) LIBOR + 6.750%, 1.000% Floor	1/25/2025	4,000,000	3,970,000	4,038,000	68,000
Anaren, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan(6) LIBOR + 4.500%, 1.000% Floor	2/18/2021	4,610,439	4,564,335	4,610,439	46,104
Atrium Innovations, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(3)(6) LIBOR + 3.250%, 1.000% Floor	2/15/2021	4,961,819	4,955,617	4,974,224	18,607
BCPE Eagle Buyer LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(4) LIBOR + 4.250%, 1.000% Floor	3/18/2024	4,975,000	4,925,250	4,850,625	(74,625)
Brand Energy & Infrastructure Services, Inc.	Construction & Building	Senior Secured First Lien Term Loan(6) LIBOR + 4.250%, 1.000% Floor	6/17/2024	5,985,000	6,013,671	6,004,451	(9,220)
Comfort Holding, LLC	Consumer Goods: Durable	Senior Secured First Lien Term Loan(4) LIBOR + 4.750%, 1.000% Floor	2/5/2024	6,965,000	6,895,350	6,281,594	(613,756)
Comfort Holding, LLC	Consumer Goods: Durable	Senior Secured Second Lien Term Loan(4) LIBOR + 10.000%, 1.000% Floor	2/3/2025	1,500,000	1,440,000	1,266,900	(173,100)
CPI Holdco, LLC	Capital Equipment	Senior Secured First Lien Term Loan(6) LIBOR + 3.500%, 1.000% Floor	7/26/2024	3,960,031	3,940,230	3,989,731	49,500
CPI International, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loan(4) LIBOR + 3.500%, 1.000% Floor	7/26/2024	4,000,000	4,000,000	4,023,320	23,320
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(4) LIBOR + 4.250%, 1.000% Floor	12/1/2021	994,911	975,013	994,911	19,898
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan(6) LIBOR + 7.000%, 1.000% Floor	8/31/2020	1,222,222	1,100,000	1,100,000	—
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan(6) LIBOR + 7.125%, 1.250% Floor	9/30/2020	1,650,000	1,641,125	1,133,006	(508,119)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loan(6) LIBOR + 7.125%, 1.250% Floor	9/30/2020	2,596,305	2,676,375	832,973	(1,843,402)
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan(6) LIBOR + 4.750%, 1.000% Floor	6/21/2022	5,970,000	5,910,300	5,910,300	—
Iqor US Inc.	Services: Business	Senior Secured First Lien Term Loan(6) LIBOR + 5.000%, 1.000% Floor	4/1/2021	4,521,363	4,430,936	4,484,649	53,714
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(6) LIBOR + 5.250%, 1.000% Floor	5/1/2024	1,844,063	1,844,063	1,853,283	9,220
Kingpin Intermediate Holdings LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(6) LIBOR + 4.250%, 1.000% Floor	7/3/2024	3,987,500	3,967,563	4,027,375	59,813
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan(6) LIBOR + 5.500%, 1.000% Floor	4/26/2024	2,950,000	2,912,375	2,957,375	45,000
Kronos Incorporated	Services: Business	Senior Secured Second Lien Term Loan(3)(6) LIBOR + 8.250%, 1.000% Floor	11/1/2024	2,000,000	1,980,000	2,073,000	93,000
LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loan(3)(6) LIBOR + 5.500%, 1.000% Floor	8/18/2022	4,950,000	4,900,500	4,900,500	—
Lighthouse Network, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(4) LIBOR + 4.500%, 1.000% Floor	11/29/2024	2,450,000	2,437,750	2,437,750	—
Lightstone HoldCo LLC	Utilities: Electric	Senior Secured First Lien Term Loan(4) LIBOR + 4.500%, 1.000% Floor	1/30/2024	2,965,000	2,905,700	2,975,822	70,122

F-108

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(4) LIBOR + 4.250%, 1.000% Floor	7/15/2024	2,962,500	2,932,875	2,969,906	37,031
MH SUB I, LLC	Services: Consumer	Senior Secured Second Lien Term Loan(6) LIBOR + 7.500%, 1.000% Floor	9/15/2025	1,950,000	1,930,500	1,918,215	(12,285)
MH SUB I, LLC	Services: Consumer	Senior Secured First Lien Term Loan(6) LIBOR + 3.750%, 1.000% Floor	9/13/2024	1,600,000	1,592,000	1,603,600	11,600
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan(6) LIBOR + 7.000%, 1.000% Floor	8/15/2025	3,950,000	3,910,500	3,910,500	—
MPH Acquisition Holdings LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(6) LIBOR + 3.000%, 1.000% Floor	6/7/2023	4,721,347	4,707,708	4,727,909	20,201
Neustar, Inc.	High Tech Industries	Senior Secured First Lien Term Loan(6) LIBOR + 3.750%, 1.000% Floor	8/8/2024	2,000,000	1,990,000	2,016,000	26,000
Neustar, Inc.	High Tech Industries	Senior Secured Second Lien Term Loan(6) LIBOR + 8.000%, 1.000% Floor	8/8/2025	1,000,000	985,000	1,009,060	24,060
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan(4) LIBOR + 6.250%, 1.000% Floor	7/14/2022	945,201	947,564	945,201	(2,363)
Nine West Holdings, Inc.	Consumer Goods: Non-durable	Senior Secured First Lien Term Loan(6) LIBOR + 3.750%, 1.000% Floor	10/8/2019	5,758,716	5,744,319	5,151,172	(593,148)
Petco Animal Supplies, Inc.	Retail	Senior Secured First Lien Term Loan(6) LIBOR + 3.000%, 1.000% Floor	1/26/2023	8,854,974	8,717,521	6,663,368	(2,054,154)
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan(5) LIBOR + 5.000%, 1.000% Floor	8/22/2022	4,962,025	4,962,025	4,962,025	—
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loan(4) LIBOR + 4.500%, 1.000% Floor	5/25/2023	2,798,723	2,770,735	2,786,968	16,233
SESAC Holdco II LLC	Media: Broadcasting & Subscription	Senior Secured Second Lien Term Loan(4) LIBOR + 7.250%, 1.000% Floor	2/24/2025	2,000,000	1,980,000	1,965,000	(15,000)
Silversea Cruise Finance Ltd.	Hotel, Gaming & Leisure	Senior Secured First Lien Notes(4) 7.250%	2/1/2025	1,000,000	1,000,000	1,077,500	77,500
Sparta Systems, Inc.	High Tech Industries	Senior Secured First Lien Term Loan(6) LIBOR + 4.000%, 1.000% Floor	8/21/2024	5,000,000	4,987,500	5,037,500	50,000
Sungard Availability Services Capital Inc.	Services: Business	Senior Secured First Lien Term Loan(4) LIBOR + 7.000%, 1.000% Floor	9/30/2021	7,989,438	7,956,046	7,330,309	(625,737)
TCH-2 Holdings, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan(4) LIBOR + 4.000%, 1.250% Floor	5/6/2021	3,185,696	3,168,764	3,200,032	31,268
Tensar Corporation	Capital Equipment	Senior Secured First Lien Term Loan(4) LIBOR + 4.750%, 1.000% Floor	7/9/2021	11,114,962	11,003,812	10,781,513	(222,299)
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan(4) LIBOR + 4.750%, 1.000% Floor	5/28/2021	945,165	951,073	945,165	(5,907)
tronc, Inc.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan(3)(4) LIBOR + 4.750%, 1.000% Floor	8/4/2021	6,611,111	6,545,000	6,660,694	115,694
United Road Services, Inc.	Transportation: Cargo	Senior Secured First Lien Term Loan(4) LIBOR + 5.250%, 1.000% Floor	9/1/2024	1,950,000	1,940,250	1,940,250	—
US Shipping Partners LP	Transportation: Cargo	Senior Secured First Lien Term Loan(4) LIBOR + 4.250%, 1.000% Floor	6/26/2021	1,688,831	1,676,165	1,486,171	(189,993)
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan(6) LIBOR + 5.000%, 1.000% Floor	6/1/2023	987,500	977,625	991,648	14,023

F-109

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Notional Amount(2)	Fair Value	Unrealized Appreciation/ (Depreciation)
Veresen Midstream Limited Partnership	Energy: Oil & Gas	Senior Secured First Lien Term Loan(3)(6) LIBOR + 3.000%, 1.000% Floor	3/31/2022	2,962,025	2,926,185	2,982,019	55,834
Wink Holdco, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan(6) LIBOR + 3.000%, 1.000% Floor	12/2/2024	2,000,000	1,995,000	2,008,760	13,760
Wink Holdco, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan(6) LIBOR + 6.750%, 1.000% Floor	12/1/2025	2,950,000	2,935,250	2,935,250	—
Total				$176,870,551	$175,519,693	$169,673,718	$(5,845,975)
Total accrued interest income, net of expenses							491,107
Total unrealized depreciation on TRS							$(5,354,868)

(1)	All investments are domiciled in the United States.
(2)	Represents the cost of an investment in which the TRS is referenced.
(3)	The investment is not a qualifying asset as defined under the 1940 Act.
(4)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2017 was 1.56%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at December 31, 2017 was 1.62%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 2M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(6)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2017 was 1.69%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.

See accompanying notes to consolidated financial statements.

F-110

SIERRA INCOME CORPORATION

Notes to Consolidated Financial Statements

June 30, 2018

(unaudited)

Note 1. Organization

Sierra Income Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 13, 2011 and formally commenced operations on April 17, 2012. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company is externally managed by SIC Advisors LLC (“SIC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). SIC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm (NYSE: MDLY), which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. The term “Medley” refers to the collective activities of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, SIC Advisors, associated investment funds and their respective affiliates. The Company has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s fiscal year-end is December 31st.

On April 17, 2012, the Company successfully reached its minimum escrow requirement and officially commenced operations by issuing 1,108,033 shares of common stock to SIC Advisors for gross proceeds of $10,000,000. The Company’s offering period is currently scheduled to terminate on April 17, 2019, unless further extended. As of June 30, 2018, the Company has sold a total of 96,784,857 shares of common stock, which includes shares issued as part of the distribution reinvestment plan (see Note 13), for total gross proceeds of $1.0 billion, which includes the shares sold to SIC Advisors. The proceeds from the issuance of common stock are presented in the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows and are presented net of selling commissions and dealer manager fees.

On August 15, 2013, the Company formed Arbor Funding LLC (“Arbor”), a wholly-owned financing subsidiary.

On June 18, 2014, the Company formed Alpine Funding LLC (“Alpine”), a wholly-owned financing subsidiary.

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for U.S. federal income tax purposes. Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. The Company intends to meet its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. The Company will originate transactions sourced through SIC Advisors’ direct origination network, and also expects to acquire debt securities through the secondary market. The Company may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect such investments to be a substantial portion of the portfolio.

Note 2. Significant Accounting Policies

Basis of Presentation

The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Financial Services, Investment Companies (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of the Company and its wholly-owned subsidiaries, Alpine, Arbor, and the Taxable Subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. All references made to the “Company,” “we,” and “us” herein include Sierra Income Corporation and its consolidated subsidiaries, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited interim financial results contain all adjustments and reclassifications, which are of a normal recurring nature, that are necessary for the fair presentation of financial statements for the periods presented. Therefore, this Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2017, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2018. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2018.

F-111

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments or investments with original maturities of three months or less. Cash and cash equivalents include deposits in money market mutual funds. The Company deposits its cash in major United States financial institutions which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Offering Costs

Offering costs incurred directly by the Company are expensed in the period incurred.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Financing Costs

Financing costs, incurred in connection with the Company’s credit facilities (see Note 6), are deferred and amortized over the life of each corresponding facility.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. The Company records amortized or accreted discounts or premiums as interest income using the effective interest method. Dividend income, which represents dividends from equity investments and distributions from Taxable Subsidiaries, is recorded on the ex-dividend date and when the distribution is received, respectively.

Fee income associated with investments in portfolio companies is recognized as income in the period that the Company becomes entitled to such fees. Other fees related to loan administration requirements are capitalized as deferred revenue and recorded into income over the respective period.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

F-112

The Company holds debt investments that contain a payment-in-kind (PIK) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on an accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the three and six months ended June 30, 2018, the Company earned PIK interest of $794,776 and $1,443,899, respectively. For the three and six months ended June 30, 2017 , the Company earned PIK interest of $978,801 and $2,858,448, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. For the three and six months ended June 30, 2018, the Company recognized realized losses on investments of $0 and $26,781,391, respectively, related to certain non-cash restructuring transactions, which are recorded on the consolidated statements of operations as a component of net realized gain/(loss) from non-controlled/non-affiliated investments. For the three and six months ended June 30, 2017, the Company recognized $609,838 in realized gains and $10,761,496 in realized losses on investments, respectively, related to certain non-cash restructuring transactions, which are recorded on the consolidated statements of operations as a component of net realized gain/(loss) from non-controlled/non-affiliated investments.The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation/(depreciation) on investments in the consolidated statements of operations. For total return swap transactions (see Note 5), periodic payments are received or made at the end of each settlement period, but prior to settlement are recorded as realized gains or losses on total return swap in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Loans on non-accrual status are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Company may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. As of June 30, 2018, eight portfolio companies were on non-accrual status with a cost of $90,149,732, or 8.6% of the cost of the Company’s portfolio, and a fair value of $41,488,214, or 4.2% of the fair value of the Company’s portfolio. As of December 31, 2017, eight portfolio companies were on non-accrual status with a cost of $85,350,257, or 8.1% of the cost of the Company’s portfolio, and a fair value of $27,848,048, or 2.6% of the fair value of the Company’s portfolio.

Interest income from investments in the “equity” class of a collateralized loan obligation (“CLO”) security (typically subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from these investments, including the expected residual payments, and the effective yield is determined and updated periodically. Any difference between the cash distribution received and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of such investments.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, the Company would be deemed to “control” a portfolio company if it owns more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. The Company refers to such investments in portfolio companies that it “controls” as “Controlled Investments.” Under the 1940 Act, the Company would be deemed to be an “Affiliated Person” of a portfolio company if it owns at least 5%, but no more than 25%, of the portfolio company’s outstanding voting securities or if it is under common control with such portfolio company. The Company refers to such investments in Affiliated Persons as “Affiliated Investments.”

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Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. The Company weighs the use of third-party broker quotations, if any, in determining fair value based on management’s understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the “practical expedient”, as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company’s underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum.

The methodologies utilized by the Company in estimating the fair value of its investments categorized as Level 3 generally fall into the following two categories:

●	The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable assets, liabilities, or a group of assets and liabilities, such as a business.

●	The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the Income Approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, the Company weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments includes, among other things:

●	valuations of comparable public companies (“Guideline Comparable Approach”);

●	recent sales of private and public comparable companies (“Guideline Comparable Approach”);

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●	recent acquisition prices of the company, debt securities or equity securities (“Recent Arms-length Transaction”);

●	external valuations of the portfolio company, offers from third parties to buy the company (“Estimated Sales Proceeds Approach”);

●	subsequent sales made by the company of its investments (“Expected Sales Proceeds Approach”); and

●	estimating the value to potential buyers.

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments includes:

●	discounting the forecasted cash flows of the portfolio company or securities (“Discounted Cash Flow” or “DCF” Approach); and

●	Black-Scholes model or simulation models or a combination thereof (Income Approach – Option Model) with respect to the valuation of warrants.

For non-performing investments, the Company may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. The Company may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

Over-the-counter derivative contracts, such as total return swaps (see Note 5) are fair valued using models that measure the change in fair value of reference assets underlying the swaps offset against any fees payable to the swap counterparty. The fair values of the reference assets underlying the swaps are determined using similar methods as described above for debt and equity investments where the Company also invests directly in such assets.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

●	the quarterly valuation process begins with each portfolio investment being initially valued by the Company’s valuation professionals;

●	preliminary valuation conclusions are then documented and discussed with senior management; and

●	an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one-third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of the Company’s investments are subject to the following valuation process:

●	management reviews preliminary valuations and its own independent assessment;

●	the independent audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

●	the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

The Company’s investments in subordinated notes are carried at fair value, which is based on a discounted cash flow model. The discounted cash flow model models both the underlying collateral (assets) and the liabilities of the CLO capital structure. The discounted cash flow model uses a set of assumptions including projected default rates, recovery rates, reinvestment rates and prepayment rates in order to arrive at estimated cash flows of the assets. The discounted cash flow model distributes the asset cash flows to the liability structure based on the payment priorities and discounts them back using appropriate market discount rates based on discount rates for comparable CLOs. The assumptions are based on available market data as well as management estimates. Additional data is used to validate the results from the discounted cash flow method, such as analysis of relevant data observed in the CLO market, review of quotes, where available, recent acquisitions and observable transactions in the subordinated notes, among other factors.

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Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of the Company’s financial instruments, including cash and accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are discussed in Note 4.

U.S. Federal Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code, and intends to qualify annually, for the tax treatment applicable to RICs. In order to continue to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of its investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax-exempt interest income (which is the excess of the Company’s gross tax-exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under Subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for U.S. federal excise tax purposes, the Company accrues U.S. federal excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended December 31, 2017, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains. Accordingly, with respect to the year ended December 31, 2017, an excise tax expense of $235,942 was recorded.

The Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. As of June 30, 2018 and December 31, 2017, the Company recorded a deferred tax liability of $213,177 and $291,454, respectively, on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net realized and unrealized gain/(loss) on investments on the consolidated statements of operations. On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act, which significantly changes the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, a move from a worldwide tax system to a territorial system, as well as other changes. The Company’s Taxable Subsidiaries provisional tax will be based on the new federal corporate tax rate of 21% for the tax year 2018. This estimate incorporates assumptions made based on the Taxable Subsidiaries’ current interpretation of the Tax Act and may change, possibly materially, as the Company completes its analysis and receives additional clarification and implementation guidance.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”), the Company must include in ICTI each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as PIK interest income and interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any OID or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

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Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is the United States federal jurisdiction. The Company’s federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. There were no interest or penalties due to material uncertain income tax positions at June 30, 2018 and 2017.

The following table reflects, for U.S. federal income tax purposes, the sources of the cash distributions that the Company has paid on its common stock for the six months ended June 30, 2018 and 2017:

	Six Months Ended June 30, 2018		Six Months Ended June 30, 2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Ordinary income	$31,076,562	100.0%	$30,665,819	100.0%
Net realized gain	—	—	—	—
Return of capital	—	—	—	—
Distributions on a tax basis	$31,076,562	100.0%	$30,665,819	100.0%

As of June 30, 2018, for federal income tax purposes, the aggregate gross unrealized appreciation and depreciation is $13,618,624 and $78,131,094, respectively. As of June 30, 2018, net unrealized depreciation is $64,512,470 based on a tax basis cost of $1,055,922,499.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s consolidated financial statements (See Note 3).

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

SIC Advisors has broad discretion in making investments for the Company. Investments generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuates.

The value of the Company’s investments in loans and bonds may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as the Company’s borrowers, and those for which market yields are observable, increase materially.

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The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Accounting Standards Codification (“ASC”) Topic 606) (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The new guidance is effective for fiscal years beginning after December 15, 2017 and, therefore, became effective for the Company on January 1, 2018. During implementation, the Company determined that the Company’s significant revenue sources associated with financial instruments, including loans and notes that are accounted for under other U.S. GAAP, are considered not in the scope of ASU 2014-09. As a result, the new guidance has not had a significant impact on the Company’s consolidated financial statements. The Company identified no changes to the recognition, timing or classification of revenues most closely associated with financial instruments, including interest and dividend income, realized gains and losses, up-front fees, interest and dividend income. The Company has elected to adopt the new guidance using the modified retrospective approach as of the date of initial application on January 1, 2018. Electing the modified retrospective approach has resulted in no cumulative effect adjustment to the opening balance of net assets at the date of initial application. See “Revenue Recognition” section within Note 2 for additional information on the Company’s revenue recognition accounting policies.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force), or ASU 2016-15, which intends to reduce diversity in practice in how certain cash receipts and payments are classified in the statement of cash flows, including debt prepayment or extinguishment costs, the settlement of contingent liabilities arising from a business combination, proceeds from insurance settlements and distributions from certain equity method investments. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted. The adoption of this guidance may impact the presentation of cash flows, but will not otherwise have a material impact on the Company’s consolidated balance sheets or statements of operations. The Company has adopted this guidance as of the 2018 fiscal year starting January 1, 2018.

In March 2017, the FASB issued ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (“ASU 2017-08”). The amendments in ASU 2017-08 require premiums on purchased callable debt securities to be amortized to the security’s earliest call date. Prior to this ASU, premiums and discounts on purchased callable debt securities were generally required to be amortized to the security’s maturity date. The amendments in ASU 2017-08 do not require any changes to treatment of securities held at a discount. ASU 2017-08 is effective on January 1, 2019, with early adoption permitted. Although the Company is still evaluating the effect of ASU 2017-08, it does not expect the amendments to have a material impact on its consolidated financial statements.

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Note 3. Investments

The following table shows the amortized cost and the fair value of the Company’s portfolio investments as of June 30, 2018:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$563,597,680	53.2%	$511,016,131	51.5%
Senior secured second lien term loans	196,298,014	18.5	193,608,061	19.5
Senior secured first lien notes	44,965,188	4.2	43,296,963	4.4
Subordinated notes	80,001,293	7.6	78,419,510	7.9
Sierra Senior Loan Strategy JV I LLC	87,500,000	8.3	85,151,762	8.6
Equity/warrants	86,459,606	8.2	79,917,602	8.1
Total	$1,058,821,781	100.0%	$991,410,029	100.0%

The following table shows the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2017:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$609,837,869	54.0%	$569,902,295	53.6%
Senior secured second lien term loans	43,955,411	3.9	42,758,067	4.0
Senior secured first lien notes	251,114,921	22.2	231,837,616	21.8
Subordinated notes	74,598,558	6.6	74,341,284	7.0
Sierra Senior Loan Strategy JV I LLC	79,816,250	7.1	79,515,513	7.5
Equity/warrants	70,305,798	6.2	65,754,315	6.2
Total	$1,129,628,807	100.0%	$1,064,109,090	100.0%

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The following table shows the composition of the Company’s portfolio investments by industry classification at amortized cost and fair value as of June 30, 2018:

Industry Classification	Amortized Cost	Percentage	Fair Value	Percentage
Multi-Sector Holdings	$167,501,294	15.8%	$163,571,272	16.5%
Services: Business	163,875,384	15.5%	159,667,789	16.1%
Healthcare & Pharmaceuticals	91,655,159	8.7%	80,678,571	8.1%
High Tech Industries	68,297,284	6.5%	67,362,442	6.8%
Banking, Finance, Insurance & Real Estate	58,971,427	5.6%	59,192,405	6.0%
Aerospace & Defense	53,760,844	5.1%	53,841,148	5.4%
Construction & Building	51,222,874	4.8%	50,940,110	5.1%
Wholesale	50,009,308	4.7%	49,667,270	5.0%
Hotel, Gaming & Leisure	58,765,348	5.6%	39,059,228	3.9%
Automotive	33,839,663	3.2%	33,500,486	3.4%
Transportation: Cargo	26,473,039	2.5%	26,403,366	2.7%
Energy: Oil & Gas	32,088,716	3.0%	24,269,991	2.4%
Media: Advertising, Printing & Publishing	22,631,774	2.1%	22,114,347	2.2%
Containers, Packaging & Glass	21,724,699	2.1%	20,910,597	2.1%
Chemicals, Plastics & Rubber	20,904,983	2.0%	20,904,983	2.1%
Retail	18,148,511	1.7%	18,057,927	1.8%
Capital Equipment	15,242,010	1.4%	15,223,231	1.5%
Media: Diversified & Production	15,247,000	1.4%	13,559,104	1.4%
Metals & Mining	19,993,817	1.9%	11,401,865	1.2%
Media: Broadcasting & Subscription	15,967,156	1.5%	10,647,788	1.1%
Services: Consumer	10,617,959	1.0%	9,675,725	1.0%
Transportation: Consumer	8,749,622	0.8%	8,749,622	0.9%
Consumer Goods: Durable	7,700,000	0.7%	7,700,000	0.8%
Beverage & Food	6,966,193	0.7%	6,996,530	0.7%
Consumer Goods: Non-durable	6,654,167	0.6%	5,502,146	0.6%
Environmental Industries	4,819,237	0.5%	4,819,237	0.5%
Forest Products & Paper	3,692,848	0.3%	3,692,848	0.4%
Telecommunications	3,301,465	0.3%	3,300,000	0.3%
Total	$1,058,821,781	100.0%	$991,410,029	100.0%

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The following table shows the composition of the Company’s portfolio investments by industry classification at amortized cost and fair value as of December 31, 2017:

Industry Classification	Amortized Cost	Percentage	Fair Value	Percentage
Multi-Sector Holdings	$154,414,808	13.7%	$153,856,797	14.4%
Services: Business	148,161,667	13.1	146,953,643	13.8
Healthcare & Pharmaceuticals	97,232,777	8.6	91,755,106	8.6
High Tech Industries	75,090,922	6.6	72,406,421	6.8
Aerospace & Defense	66,311,880	5.9	66,643,836	6.3
Banking, Finance, Insurance & Real Estate	63,803,867	5.6	63,954,055	6.0
Chemicals, Plastics & Rubber	21,166,845	1.9	21,154,595	2.0
Construction & Building	53,442,004	4.7	53,936,884	5.1
Hotel, Gaming & Leisure	67,502,603	6.0	44,379,508	4.2
Transportation: Cargo	36,257,578	3.2	36,660,325	3.4
Energy: Oil & Gas	36,199,596	3.2	34,983,825	3.3
Beverage & Food	31,534,581	2.8	31,625,675	3.0
Telecommunications	26,007,433	2.3	25,579,647	2.4
Media: Advertising, Printing & Publishing	24,694,311	2.2	24,692,940	2.3
Containers, Packaging & Glass	22,128,033	2.0	22,128,034	2.1
Metals & Mining	21,202,310	1.9	21,202,310	2.0
Retail	27,846,032	2.5	19,931,113	1.9
Automotive	36,186,832	3.2	16,154,337	1.5
Capital Equipment	14,730,032	1.3	14,726,702	1.4
Media: Diversified & Production	15,247,000	1.3	14,471,721	1.4
Media: Broadcasting & Subscription	15,918,385	1.4	13,438,549	1.3
Wholesale	47,212,500	4.2	47,202,110	4.4
Services: Consumer	9,497,960	0.8	8,631,158	0.8
Transportation: Consumer	7,614,095	0.7	7,614,095	0.7
Consumer Goods: Non-durable	6,166,667	0.5	5,942,867	0.5
Environmental Industries	4,058,089	0.4	4,082,837	0.4
Total	$1,129,628,807	100.0%	$1,064,109,090	100.0%

See the Consolidated Schedule of Investments for industry classifications of the underlying total return swap (“TRS”) reference assets as of June 30, 2018 and December 31, 2017.

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
Geography	Fair Value	Percentage	Fair Value	Percentage
United States	$908,664,640	91.6%	$985,247,246	92.6%
Cayman Islands	78,419,510	8.0	74,341,284	7.0
Canada	4,325,879	0.4	4,520,560	0.4
Total	$991,410,029	100.0%	$1,064,109,090	100.0%

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Transactions with Controlled/Affiliated Companies

During the six months ended June 30, 2018 and 2017, the Company had investments in portfolio companies designated as controlled/affiliated investments under the 1940 Act. Transactions with controlled/affiliated investments were as follows:

Name of Investment(3)	Type of Investment	Fair Value at December 31, 2017	Purchases/ (Sales) of Investments	Transfers In/(Out) of Investments	Net change in unrealized appreciation/ (depreciation)	Realized Gain/(Loss)	Fair Value at June 30, 2018	Income Earned
1888 Industrial Services, LLC	Senior Secured First Lien Term Loan	$188,669	$880,455	$—	$—	$—	$1,069,124	$20,178
	Senior Secured First Lien Term Loan	3,144,481	—	—	—	—	3,144,481	110,574
	Senior Secured First Lien Term Loan	7,078,964	450,275	—	(800,634)	—	6,728,605	368,665
	Membership Units	—	—	—	—	—	—	—
Access Media Holdings, LLC	Senior Secured First Lien Term Loan	7,390,587	31,820	—	(2,280,614)	—	5,141,793	—
	Common Stock	—	—	—	—	—	—	—
	Preferred Equity	—	—	—	—	—	—	—
	Preferred Equity	—	—	—	—	—	—	—
	Preferred Equity	130,200	226,800	—	(434,000)	—	(77,000)	—
Capstone Nutrition	Senior Secured First Lien Term Loan	12,042,301	—	—	(2,924,653)	—	9,117,648	—
	Senior Secured First Lien Term Loan	5,210,693	—	—	(1,265,494)	—	3,945,199	—
	Senior Secured First Lien Term Loan	—	1,617,800	—	—	—	1,617,800	—
	Common Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—	—
Charming Charlie LLC	Senior Secured First Lien Term Loan	—	2,470,184	—	(35,167)	—	2,435,017	85,265
	Senior Secured First Lien Term Loan	—	3,043,620	—	—	—	3,043,620	82,552
	Common Stock		—	—	—	—	—	—
MCM 500 East Pratt Holdings, LLC	Equity	455,871	4,544,129	—	—	—	5,000,000	188,575
MCM Capital Office Park Holdings LLC	Equity	7,500,000	—	—	—	—	7,500,000	194,805
Medley Chiller Holdings LLC	Equity	—	8,627,500	—	(128,614)	—	8,498,886	—
Nomida LLC(1)	Senior Secured First Lien Term Loan	2,935,000	(2,935,000)	—	—	—	—	71,564
	Equity	5,400,000	(606,000)	—	(504,000)	—	4,290,000	—
Sierra Senior Loan Strategy JV I LLC(2)	Equity	79,515,513	7,683,750	—	(2,047,501)	—	85,151,762	3,937,500
TwentyEighty, Inc.	Senior Secured First Lien Term Loan	5,501,849	379,928	—	(192,705)	—	5,689,072	280,270
	Senior Secured First Lien Term Loan	6,696,055	137,785	—	(89,523)	—	6,744,317	270,794
	Senior Secured First Lien Term Loan	3,098,085	(688,902)	—	(3,002)	—	2,406,181	1,184
	Senior Secured First Lien Term Loan	—	—	—	—	—	—	140,655
	Equity	—	—	—	—	—	—	—
Total		$146,288,268	$25,864,144	$—	$(10,705,907)	$—	$161,446,505	$5,752,581

F-122

			Purchases/	Transfers	Net change in
		Fair Value at	(Sales)	In/(Out)	unrealized		Fair Value at
Name of	Type of	December 31,	of	of	appreciation/	Realized	June 30,	Income
Investment(3)	Investment	2016	Investments	Investments	(depreciation)	Gain/(Loss)	2017	Earned
Access Media Holdings, LLC	Senior Secured First Lien Term Loan	$—	$415,382	$9,073,514	$(2,100,000)	$—	$7,388,896	$356,596
	Common Stock	—	—	—	—	—	—	—
	Preferred Equity	—	—	—	—	—	—	—
	Preferred Equity	—	—	—	—	—	—	—
Capstone Nutrition	Senior Secured First Lien Term Loan	16,246,819	(281,770)	—	3,225,808	—	19,190,857	—
	Common Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—	—
MCM Capital Office Park Holdings LLC	Equity	7,500,000	(311,688)	—	—	—	7,188,312	—
Nomida LLC(1)	Senior Secured First Lien Term Loan	8,100,000	—	—	—	—	8,100,000	407,250
	Equity	5,400,000	—	—	—	—	5,400,000	—
Sierra Senior Loan Strategy JV I LLC(2)	Equity	60,496,647	12,206,250	—	(907,217)	—	71,795,680	3,500,000
TwentyEighty, Inc.	Senior Secured First Lien Term Loan	—	14,738,004	—	(93,159)	—	14,644,845	547,465
	Senior Secured First Lien Term Loan	—	—	—	—	—	—	—
	Senior Secured First Lien Term Loan	—	—	—	—	—	—	—
	Equity	—	—	—	—	—	—	—
Total		$97,743,466	$26,766,178	$9,073,514	$125,432	$—	$133,708,590	$4,811,311

(1)	Nomida, LLC (“Nomida”) is a non-public real estate investment formed by the Company to purchase and develop a residential property. The Company is the sole equity shareholder of Nomida and has provided 100% of the debt financing to the entity. The Company is Nomida’s sole member responsible for Nomida’s daily operations. In addition, the Chief Financial Officer and Secretary of the Company also serves as President of Nomida. The assets of Nomida are comprised of a residential development property in the city of Chicago, IL and the proceeds of the loan from the Company; the liabilities of Nomida consist of the loan payable to the Company.
(2)	The Company and Great American Life Insurance Company (“GALIC”) are the members of Sierra Senior Loan Strategy JV I LLC (“Sierra JV”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members of Sierra JV make capital contributions as investments by Sierra JV are completed, and all portfolio and other material decisions regarding Sierra JV must be submitted to Sierra JV’s board of managers, which is comprised of an equal number of members appointed by each of the Company and GALIC. Approval of Sierra JV’s board of managers requires the unanimous approval of a quorum of the board of managers, with a quorum consisting of equal representation of members appointed by each of the Company and GALIC. Because management of Sierra JV is shared equally between the Company and GALIC, the Company does not have operational control over the Sierra JV for purposes of the 1940 Act or otherwise.
(3)	The par amount and additional detail are shown in the consolidated schedule of investments.

Purchases/(sales) of investments in controlled/affiliated investments are included in the purchases and sales presented on the consolidated statements of cash flows for the six months ended June 30, 2018 and 2017. Transfers in/(out) of controlled/affiliated represents the fair value for the month an investment became or was removed as a controlled/affiliates investment. Income received from controlled/affiliated investments is included in total investment income on the consolidated statements of operations for the six months ended June 30, 2018 and 2017.

Sierra Senior Loan Strategy JV I LLC

On March 27, 2015, the Company and GALIC entered into a limited liability company operating agreement to co-manage Sierra JV. All portfolio and other material decisions regarding Sierra JV must be submitted to Sierra JV’s board of managers, which is comprised of four members, two of whom are selected by the Company and the other two are selected by GALIC. The Company has concluded that it does not operationally control Sierra JV. As the Company does not operationally control Sierra JV, it does not consolidate the operations of Sierra JV within the consolidated financial statements. As a practical expedient, the Company uses NAV to determine the fair value of its investment in Sierra JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 4).

F-123

As of June 30, 2018 and December 31, 2017, Sierra JV had total capital commitments of $100 million, with the Company providing $87.5 million and GALIC providing $12.5 million. Approximately $100.0 million and $91.2 million was funded as of June 30, 2018 and December 31, 2017, relating to these commitments, of which $87.5 million and $79.8 million were from the Company, respectively. The Company does not have the right to withdraw any of their respective capital commitment, unless in connection with a transfer of its membership interests. The Company may transfer full membership interests as long as it is approved by all members and transferred in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, or applicable state securities laws.

On August 4, 2015, Sierra JV entered into a senior secured revolving credit facility the (“JV Facility”) led by Credit Suisse, AG (“CS”) with commitments of $100 million subject to certain leverage and borrowing base restrictions. On December 29, 2015, the JV Facility was amended and the total commitments were increased to $135 million. On March 30, 2017, the Company amended the JV Facility previously administered by CS and facilitated the assignment of all rights and obligations of CS under the JV Facility to Deutsche Bank AG, New York Branch, (“DB”) and increased the total loan commitments to $240 million. On May 26, 2017 commitments to the JV facility were increased from $240 million to $250 million. The JV Facility bears interest at a rate of LIBOR (with no minimum) plus 2.50% per annum. The JV Facility reinvestment period ends on March 30, 2019 and the stated maturity date is March 30, 2022. As of June 30, 2018 and December 31, 2017, there were $198.6 million and $180.0 million outstanding under the JV Facility, respectively.

The following table shows a summary of Sierra JV’s portfolio as of June 30, 2018 and December 31, 2017:

	June 30, 2018	December 31, 2017
Senior secured loans(1)	$300,072,363	$262,812,353
Weighted average current interest rate on senior secured loans(2)	7.16%	6.88%
Number of borrowers in the Sierra JV	55	52
Investments at fair value	$292,277,414	$257,714,909
Largest loan to a single borrower(1)	$11,173,572	$11,289,143
Total of five largest loans to borrowers(1)	$50,430,173	$47,048,607

(1)	At par value.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.

The following is a listing of the individual investments in Sierra JV’s portfolio as of June 30, 2018 (unaudited):

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
4Over International, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 6.00% Cash, 1.00% LIBOR Floor (2)	6/7/2022	$11,173,572	$11,173,572	$11,173,572
Acrisure, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 4.25% Cash, 1.00% LIBOR Floor (4)	11/22/2023	6,719,050	6,733,824	6,686,236
Associated Asphalt Partners, LLC	Construction & Building	Senior Secured First Lien Term Loan LIBOR + 5.25% Cash, 1.00% LIBOR Floor (2)	4/5/2024	988,929	984,844	963,414
Avantor, Inc.	Wholesale	Senior Secured First Lien Term Loan LIBOR + 4.00% Cash, 1.00% LIBOR Floor (2)	11/21/2024	6,542,125	6,452,193	6,569,602
Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term Loan LIBOR + 4.25% Cash, 1.00% LIBOR Floor (2)	4/12/2023	2,369,063	2,363,860	2,369,063
Canyon Valor Companies, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan LIBOR + 3.25% Cash, 1.00% LIBOR Floor (4)	6/16/2023	953,853	951,827	956,237
Cardenas Markets LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 5.75% Cash, 1.00% LIBOR Floor (2)	11/29/2023	6,402,500	6,352,953	6,366,006
CD&R TZ Purchaser, Inc.	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 6.00% Cash, 1.00% LIBOR Floor (4)	7/21/2023	6,382,772	6,313,124	6,304,264
CHA Consulting, Inc.	Construction & Building	Senior Secured First Lien Term Loans LIBOR + 4.50% Cash, 1.00% LIBOR Floor (4)	4/10/2025	2,875,000	2,861,076	2,860,625

F-124

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 4.75% Cash,(4)(9)	10/4/2024	9,032,013	9,009,633	9,019,368
CP Opco, LLC	Services: Business	Common Units (10)		—	—	—
CP Opco, LLC	Services: Business	Senior Secured First Lien Term Loan Base Rate + 5.50% , PIK (4)(6)(7)	4/1/2019	394,164	355,849	68,821
CP Opco, LLC	Services: Business	Senior Secured First Lien Term Loan Base Rate + 8.50% (4)(6)(7)	4/1/2019	2,943,889	1,195,026	—
CP Opco, LLC	Services: Business	Senior Secured First Lien Term Loan Base Rate + 7.00%, PIK (4)(6)(7)	4/1/2019	1,730,483	—	—
CSP Technologies North America, LLC	Containers, Packaging and Glass	Senior Secured First Lien Term Loan LIBOR + 5.25% Cash, 1.00% LIBOR Floor (4)	1/31/2022	4,682,759	4,682,759	4,682,759
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 4.25% Cash, 1.00% LIBOR Floor (2)	12/1/2021	4,185,842	4,072,030	4,049,802
DigiCert, Inc.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 4.75% Cash, 1.00% LIBOR Floor (2)	10/31/2024	4,488,750	4,468,297	4,482,017
Elite Comfort Solutions LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 6.50% Cash, 1.00% LIBOR Floor (4)	1/15/2021	9,305,593	9,305,593	9,305,593
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 3.25% Cash, 1.00% LIBOR Floor (4)	12/22/2023	7,499,538	7,492,643	7,499,538
GK Holdings, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.00% Cash, 1.00% LIBOR Floor (4)	1/20/2021	3,967,625	3,955,430	3,576,020
Glass Mountain Pipeline Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan LIBOR + 4.50% Cash, 1.00% LIBOR Floor (4)	12/23/2024	4,962,563	4,945,281	4,962,563
Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan LIBOR + 5.25% Cash, 1.00% LIBOR Floor (2)	6/20/2023	10,718,357	10,718,357	10,718,357
High Ridge Brands Co.	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loan LIBOR + 5.25% Cash, 1.00% LIBOR Floor (4)	6/30/2022	3,062,500	3,030,647	2,850,575
Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 3.50% Cash, 1.00% LIBOR Floor (4)	4/26/2025	7,000,000	6,978,313	6,982,500
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 4.75% Cash, 1.00% LIBOR Floor (2)	6/21/2022	7,900,000	7,837,413	7,533,440
InfoGroup, Inc	Services: Business	Senior Secured First Lien Term Loan LIBOR + 5.00% Cash, 1.00% LIBOR Floor (4)	4/3/2023	4,937,500	4,898,055	4,848,131
Isagenix International, LLC	Consumer Goods - Durable	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor (4)	6/16/2025	2,975,000	2,958,266	2,975,000
Jackson Hewitt Tax Services Inc.	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 6.25% Cash, 1.00% LIBOR Floor (2)	4/20/2023	6,000,000	6,000,000	6,000,000
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.25% Cash, 1.00% LIBOR Floor (4)	5/1/2024	6,241,305	6,142,885	6,228,823
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan LIBOR + 5.50% Cash, 1.00% LIBOR Floor (4)	4/26/2024	5,031,606	4,947,825	4,962,673
LegalZoom.com, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 4.50% Cash, 1.00% LIBOR Floor (2)	11/21/2024	1,989,893	1,971,653	1,956,264
LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loan LIBOR + 5.50% Cash, 1.00% LIBOR Floor (4)	8/18/2022	5,573,718	5,548,547	5,657,324
Shift4 Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 4.50% Cash, 1.00% LIBOR Floor (2)	11/29/2024	9,950,000	9,904,287	9,950,000

F-125

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
Loparex International B.V.	Metals & Mining	Senior Secured First Lien Term Loans LIBOR + 4.25% Cash, 1.00% LIBOR Floor (4)	4/11/2025	7,500,000	7,463,646	7,462,500
Manna Pro Products, LLC	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loan LIBOR + 6.00% Cash, 1.00% LIBOR Floor (2)(9)	12/8/2023	3,444,083	3,444,083	3,414,464
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan LIBOR + 6.25% Cash, 1.00% LIBOR Floor (2)	7/14/2022	5,427,056	5,416,173	5,427,056
Northern Star Industries, Inc.	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 4.75% Cash, 1.00% LIBOR Floor (4)	3/28/2025	4,239,375	4,218,895	4,218,178
Peraton Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan LIBOR + 5.25% Cash, 1.00% LIBOR Floor (2)	4/29/2024	4,950,000	4,929,310	4,914,855
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan LIBOR + 5.00% Cash, 1.00% LIBOR Floor (2)	8/22/2022	4,924,051	4,924,051	4,924,051
Port Townsend Holdings Company, Inc.	Forest Products & Paper	Senior Secured First Lien Term Loans LIBOR + 4.75% Cash, 1.00% LIBOR Floor (2)	4/3/2024	6,830,625	6,764,268	6,762,319
PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.50% Cash, 1.00% LIBOR Floor (4)	11/30/2021	4,457,666	4,457,666	4,439,836
Sierra Enterprises, LLC	Beverage & Food	Senior Secured First Lien Term Loans LIBOR + 3.50% Cash, 1.00% LIBOR Floor (2)	11/11/2024	6,225,023	6,204,875	6,217,553
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 3.75% Cash, 1.00% LIBOR Floor (2)	5/25/2023	9,282,651	9,241,935	9,236,238
Safe Fleet Holdings LLC	Automotive	Senior Secured First Lien Term Loan LIBOR + 3.00% Cash, 1.00% LIBOR Floor (2)	2/3/2025	3,466,313	3,458,151	3,448,981
Salient CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 5.75% Cash, 1.00% LIBOR Floor (2)	2/28/2022	4,660,714	4,591,794	4,642,071
SCS Holdings I Inc.	Wholesale	Senior Secured First Lien Term Loan LIBOR + 4.25% Cash, 1.00% LIBOR Floor (2)	10/31/2022	7,830,613	7,796,640	7,830,613
Starfish Holdco, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 5.00% Cash, 1.00% LIBOR Floor (2)	8/16/2024	3,965,013	3,929,951	3,967,392
Syniverse Holdings, Inc.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 5.00% Cash, 1.00% LIBOR Floor (2)	3/9/2023	4,987,500	4,939,730	4,975,530
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan LIBOR + 6.50% Cash, 1.00% LIBOR Floor (4)	5/24/2021	4,687,500	4,687,500	3,850,781
The KeyW Corporation	Aerospace and Defense	Senior Secured First Lien Term Loans LIBOR + 4.50% Cash, 1.00% LIBOR Floor (2)	5/8/2024	3,500,000	3,482,797	3,482,500
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan LIBOR + 4.75% Cash, 1.00% LIBOR Floor (2)	5/28/2021	4,936,387	4,936,387	4,929,969
ThoughtWorks, Inc.	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 4.00% Cash, 1.00% LIBOR Floor (2)	10/11/2024	5,000,000	4,986,129	4,975,000
Tortoise Borrower LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan LIBOR + 4.00% Cash, 1.00% LIBOR Floor (2)	1/31/2025	2,468,813	2,457,191	2,481,897
United Road Services, Inc	Transportation: Cargo	Senior Secured First Lien Term Loan LIBOR + 5.25% Cash, 1.00% LIBOR Floor (2)	9/1/2024	3,910,000	3,892,352	3,924,858
Valence Surface Technologies, Inc.	Aerospace and Defense	Senior Secured First Lien Term Loan LIBOR + 5.50% Cash, 1.00% LIBOR Floor (4)	6/13/2019	4,108,107	4,099,740	4,108,107
Verscend Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.00% Cash, 1.00% LIBOR Floor (4)	6/1/2023	5,520,587	5,481,111	5,582,418

F-126

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
Xebec Global Holdings, LLC	High Tech Industries	Senior Secured First Lien Term Loan LIBOR + 5.50% Cash, 1.00% LIBOR Floor (4)	2/12/2024	6,982,500	6,982,500	6,982,500
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan LIBOR + 6.50% Cash, 1.00% LIBOR Floor (2)	10/8/2020	4,810,328	4,810,328	4,559,228
Z-Medica, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan LIBOR + 5.50% Cash, 1.00% LIBOR Floor (4)	9/29/2022	2,977,500	2,977,500	2,959,933
Total				$300,072,363	$295,180,765	$292,277,414

(1)	Represents the fair value in accordance with ASC 820 as determined by the board of managers of Sierra JV. The approval of the fair value of the portfolio investments held by Sierra JV is not included in the valuation process of the Company’s board of directors described elsewhere herein.
(2)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at June 30, 2018 was 2.09%. The interest rate is subject to a minimum LIBOR floor.
(3)	The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at June 30, 2018 was 2.17%. The interest rate is subject to a minimum LIBOR floor.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at June 30, 2018 was 2.34%. The interest rate is subject to a minimum LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 6 Month (“6M”) LIBOR, which at June 30, 2018 was 2.50%. The interest rate is subject to a minimum LIBOR floor.
(6)	The investment was on non-accrual status as of June 30, 2018.
(7)	Par amount includes accumulated paid-in-kind (“PIK”) interest and is net of repayments.
(8)	The interest rate on these loans is subject to an adjusted base rate (“ABR”) plus a spread. As the interest rate is subject to a minimum ABR Floor which was greater than the ABR rate at June 30, 2018, the prevailing rate in effect at June 30, 2018 was the spread plus the ABR Floor.
(9)	Includes an analysis of the value of any unfunded loan commitments.
(10)	Security is non-income producing.

F-127

The following is a listing of the individual investments in Sierra JV’s portfolio as of December 31, 2017:

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
4Over International, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (2) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	6/7/2022	$11,289,143	$11,289,143	$11,289,143
AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	10/1/2021	7,742,248	7,705,715	7,742,248
Acrisure, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (3) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	11/22/2023	5,446,350	5,463,963	5,432,734
Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term Loan (2) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	9/4/2023	2,710,507	2,688,518	2,695,870
Apco Holdings, Inc.	Automotive	Senior Secured First Lien Term Loan (2) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	1/31/2022	4,583,108	4,489,351	4,583,108
API Technologies Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (4) LIBOR + 6.50% Cash, 1.00% LIBOR Floor	4/22/2022	5,865,000	5,780,283	5,865,000
Associated Asphalt Partners, LLC	Construction & Building	Senior Secured First Lien Term Loan (2) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	4/5/2024	991,786	987,339	991,786
Avantor Performance Materials Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (2) LIBOR + 4.00% Cash, 1.00% LIBOR Floor	11/21/2024	7,250,000	7,142,615	7,280,450
Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term Loan (2) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	4/12/2023	2,375,000	2,369,244	2,398,750
Canyon Valor Companies, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan (4) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	6/16/2023	997,500	995,170	1,007,475
Cardenas Markets LLC	Retail	Senior Secured First Lien Term Loan (4) LIBOR + 5.75% Cash, 1.00% LIBOR Floor	11/29/2023	6,435,000	6,380,645	6,435,000
CD&R TZ Purchaser, Inc.	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	7/21/2023	6,418,750	6,341,846	6,418,750

F-128

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 4.75% Cash, 1.00% LIBOR Floor	10/4/2024	8,117,949	8,093,676	8,117,949
CP OpCo, LLC	Services: Business	Senior Secured First Lien Term Loan (4) (7) (8) ABR + 5.50% PIK, 4.25% ABR Floor	4/1/2019	374,949	355,848	99,549
CP OpCo, LLC	Services: Business	Senior Secured First Lien Term Loan (4) (7) (8) ABR + 8.50% PIK, 4.25% ABR Floor	4/1/2019	2,759,011	1,195,026	—
CP OpCo, LLC	Services: Business	Senior Secured First Lien Term Loan (4) (7) (8) ABR + 7.00% PIK, 3.75% ABR Floor	4/1/2019	1,730,483	—	—
CP OpCo, LLC Revolving Credit Facility	Services: Business	Senior Secured First Lien Term Loan (4) (9) (10) ABR + 3.50% Cash, 4.25% ABR Floor	4/1/2019	—	—	—
CP Opco, LLC	Services: Business	Common Units(11)	—	—	—	—
CSP Technologies North America, LLC	Containers, Packaging and Glass	Senior Secured First Lien Term Loan (4) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	1/31/2022	4,707,134	4,707,134	4,707,134
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (2) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	12/1/2021	4,207,418	4,083,299	4,207,418
DigiCert, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (4) LIBOR + 4.75% Cash, 1.00% LIBOR Floor	10/31/2024	4,500,000	4,477,893	4,545,000
Elite Comfort Solutions, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (4) LIBOR + 6.50% Cash, 1.00% LIBOR Floor	1/15/2021	9,558,104	9,558,104	9,558,104
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (2) LIBOR + 4.00% Cash, 1.00% LIBOR Floor	12/22/2023	6,451,250	6,443,716	6,493,828
GK Holdings, Inc.	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	1/20/2021	3,988,182	3,973,551	3,906,425
Global Eagle Entertainment Inc.	Telecommunications	Senior Secured First Lien Term Loan (5) LIBOR + 7.50% Cash, 1.00% LIBOR Floor	1/6/2023	4,147,500	4,082,934	4,147,500
Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan (2) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	6/20/2023	6,691,374	6,691,374	6,691,374
High Ridge Brands Co.	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loan (4) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	6/30/2022	3,078,124	3,042,142	3,078,125
Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loan (4) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	3/18/2024	3,102,770	3,089,235	3,102,770
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (4) LIBOR + 4.75% Cash, 1.00% LIBOR Floor	6/21/2022	7,940,000	7,868,779	7,860,600
InfoGroup, Inc	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	4/3/2023	4,962,500	4,918,711	4,941,161
Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	5/1/2024	6,272,747	6,165,434	6,304,111
KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	4/26/2024	6,459,375	6,342,607	6,475,523
LegalZoom.com, Inc.	Services: Business	Senior Secured First Lien Term Loan (6) LIBOR + 4.50% Cash, 1.00% LIBOR Floor	11/21/2024	2,000,000	1,980,247	1,980,000
LifeMiles Ltd.	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	8/18/2022	4,875,000	4,829,405	4,826,250
Lighthouse Network, LLC.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (2) LIBOR + 4.50% Cash, 1.00% LIBOR Floor	11/29/2024	10,000,000	9,950,510	9,950,000
Manna Pro Products, LLC	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loan (4) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	12/8/2023	3,083,333	3,083,333	3,083,333

F-129

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(1)
MB Aerospace ACP Holdings II Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (2) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	12/15/2022	6,862,457	6,813,212	6,862,456
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (2) LIBOR + 6.25% Cash, 1.00% LIBOR Floor	7/14/2022	5,850,003	5,835,262	5,850,004
Peraton Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (4) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	4/29/2024	4,975,000	4,952,439	4,950,125
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (2) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	8/19/2022	4,949,368	4,949,368	4,949,368
PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	11/30/2021	4,480,124	4,480,124	4,480,124
Quorum Health Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (2) LIBOR + 6.75% Cash, 1.00% LIBOR Floor	4/29/2022	2,040,782	2,011,200	2,053,639
RESIC Enterprises, LLC	Beverage & Food	Senior Secured First Lien Term Loan (2) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	11/11/2024	3,750,000	3,731,552	3,731,250
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loan (2) LIBOR + 4.50% Cash, 1.00% LIBOR Floor	5/25/2023	4,731,098	4,688,066	4,711,227
Salient CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loan (2) LIBOR + 5.75% Cash, 1.00% LIBOR Floor	2/28/2022	4,811,011	4,730,252	4,815,823
SCS Holdings I Inc.	Wholesale	Senior Secured First Lien Term Loan (2) LIBOR + 4.25% Cash, 1.00% LIBOR Floor	10/31/2022	8,083,411	8,044,248	8,063,202
Starfish Holdco, LLC	High Tech Industries	Senior Secured First Lien Term Loan (4) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	8/16/2024	4,987,500	4,939,831	4,937,625
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loan (4) LIBOR + 6.50% Cash, 1.00% LIBOR Floor	5/24/2021	4,687,500	4,687,500	4,638,750
The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan (2) LIBOR + 4.75% Cash, 1.00% LIBOR Floor	5/28/2021	4,961,832	4,961,832	4,961,832
ThoughtWorks, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (2) LIBOR + 4.50% Cash, 1.00% LIBOR Floor	10/11/2024	4,000,000	3,990,290	3,990,000
United Road Services, Inc	Cargo	Senior Secured First Lien Term Loan (2) LIBOR + 5.25% Cash, 1.00% LIBOR Floor	9/1/2024	3,970,000	3,950,642	3,950,150
Valence Surface Technologies, Inc.	Aerospace and Defense	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	6/13/2019	4,298,919	4,285,610	4,261,949
VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.00% Cash, 1.00% LIBOR Floor	6/1/2023	5,910,000	5,863,482	5,934,822
VIP Cinema Holdings, Inc.	Consumer Goods: Durable	Senior Secured First Lien Term Loan (4) LIBOR + 6.00% Cash, 1.00% LIBOR Floor	3/1/2023	472,035	469,992	476,377
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loan (4) LIBOR + 6.50% Cash, 1.00% LIBOR Floor	10/8/2020	4,887,218	4,887,220	4,887,218
Z-Medica, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (4) LIBOR + 5.50% Cash, 1.00% LIBOR Floor	9/29/2022	2,992,500	2,992,500	2,992,500
Total				$262,812,353	$257,831,412	$257,714,909

(1)	Represents the fair value in accordance with ASC 820 as determined by the board of managers of Sierra JV. The approval of the fair value of the portfolio investments held by Sierra JV is not included in the valuation process of the Company’s board of directors described elsewhere herein.
(2)	The interest rate on these loans is subject to a base rate plus 1 Month (“1M”) LIBOR, which at December 31, 2017 was 1.56%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 1M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(3)	The interest rate on these loans is subject to a base rate plus 2 Month (“2M”) LIBOR, which at December 31, 2017 was 1.62%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 1M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month (“3M”) LIBOR, which at December 31, 2017 was 1.69%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 3M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 6 Month (“6M”) LIBOR, which at December 31, 2017 was 1.84%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 6M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.
(6)	The interest rate on these loans is subject to a base rate plus 12 Month (“12M”) LIBOR, which at December 31, 2017 was 2.11%. As the interest rate is subject to a minimum LIBOR floor, which was greater than the 6M LIBOR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the base rate plus the LIBOR floor.

F-130

(7)	The investment was on non-accrual status as of December 31, 2017.
(8)	Par amount includes accumulated paid-in-kind (“PIK”) interest and is net of repayments.

(9)	The interest rate on these loans is subject to an adjusted base rate (“ABR”) plus a spread. As the interest rate is subject to a minimum ABR Floor which was greater than the ABR rate at December 31, 2017, the prevailing rate in effect at December 31, 2017 was the spread plus the ABR Floor.
(10)	Includes an analysis of the value of any unfunded loan commitments.
(11)	Security is non-income producing.

Below is certain summarized financial information for the Sierra JV as of June 30, 2018 and December 31, 2017 and for the three and six months ended June 30, 2018 and 2017.

	June 30, 2018	December 31, 2017
	(unaudited)
Selected Consolidated Statement of Assets and Liabilities Information:
Investments in loans at fair value (amortized cost of $295,180,765 and $257,831,412, respectively)	$292,277,414	$257,714,909
Cash and cash equivalents	8,716,364	19,304,435
Other assets	999,437	678,254
Total assets	$301,993,215	$277,697,598

Senior credit facility payable (net of deferred financing costs of $1,895,613 and $2,064,346, respectively)	196,704,387	177,935,654
Other liabilities	829,526	8,194,099
Interest payable	7,134,303	662,798
Total liabilities	$204,668,216	$186,792,551
Members’ capital	97,324,999	90,905,047
Total liabilities and members’ capital	$301,993,215	$277,697,598

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Selected Consolidated Statement of Operations Information:
Total investment income	$5,116,742	$3,883,441	$9,730,431	$7,359,470
Total expenses	(2,846,810)	(1,958,547)	(5,353,116)	(3,452,879)
Net change in unrealized appreciation/(depreciation) of investments	(2,274,324)	(1,284,215)	(2,786,848)	(1,302,406)
Net realized gain/(loss) on investments	339,249	170,508	548,056	592,377
Net income	$334,857	$811,187	$2,138,523	$3,196,562

F-131

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

●	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

●	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

●	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of June 30, 2018:

Type of Investment (1)	Level 1	Level 2	Level 3	Total
Asset
Senior secured first lien term loans			$511,016,131	$511,016,131
Senior secured first lien notes		12,712,405	30,584,558	43,296,963
Senior secured second lien term loans			193,608,061	193,608,061
Subordinated notes			78,419,510	78,419,510
Equity/warrants			79,917,602	79,917,602
Total	$—	$12,712,405	$893,545,862	$906,258,267
Sierra Senior Loan Strategy JV I LLC				$85,151,762
Total Investments, at fair value				$991,410,029

(1)	Certain investments that are measured at fair value using NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Consolidated Statements of Assets and Liabilities.

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Asset/(Liability)
Unrealized depreciation on TRS with Citibank, N.A.	$—	$—	$(2,720,213)	$(2,720,213)

F-132

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2017:

Type of Investment(1)	Level 1	Level 2	Level 3	Total
Asset
Senior secured first lien term loans	$—	$2,487,750	$567,414,544	$569,902,294
Senior secured first lien notes	—	12,487,185	30,270,881	42,758,066
Senior secured second lien term loans	—	—	231,837,617	231,837,617
Subordinated notes	—	—	74,341,285	74,341,285
Equity/warrants	—	—	65,754,315	65,754,315
Total	$—	$14,974,935	$969,618,642	$984,593,577
Sierra Senior Loan Strategy JV I LLC				$79,515,513
Total Investments, at fair value				$1,064,109,090

(1)	Certain investments that are measured at fair value using NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Consolidated Statements of Assets and Liabilities.

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Asset/(Liability)
Unrealized depreciation on TRS with Citibank, N.A.	$—	$—	$(5,354,868)	$(5,354,868)

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the six months ended June 30, 2018:

	Senior	Senior	Senior
	Secured	Secured	Secured			Total
	First Lien	First Lien	Second Lien	Subordinated		Return
	Term Loans	Notes	Term Loans	Notes	Equity/Warrants	Swap	Total
Balance, December 31, 2017	$567,414,544	$30,270,881	$231,837,617	$74,341,285	$65,754,315	$(5,354,868)	$964,263,774
Purchases	84,961,422	3,379,999	5,361,078	10,012,005	16,759,809	—	120,474,313
Sales	(116,967,171)	(1,893,250)	(42,714,040)	(5,045,736)	(606,000)	—	(167,226,197)
Transfers in	—	—	—	—	—	—	—
Transfers out	—	(1,776,200)	—	—	—	—	(1,776,200)
Amortization of discount/(premium)	645,745	—	353,124	—	—	—	998,869
Paid-in-kind interest income	867,382	—	576,517	—	—	—	1,443,899
Net realized gains/(losses)	(13,247,566)	(106,750)	(18,393,588)	436,466	—	—	(31,311,438)
Net change in unrealized appreciation/(depreciation)	(12,658,223)	709,878	16,587,352	(1,324,510)	(1,990,523)	2,634,655	3,958,629
Balance, June 30, 2018	$511,016,133	$30,584,558	$193,608,060	$78,419,510	$79,917,601	$(2,720,213)	$890,825,649
Change in net unrealized appreciation/ (depreciation) in investments held as of June 30, 2018(1)	$(12,658,223)	$709,878	$16,587,352	$(1,324,510)	$(1,990,523)	$2,634,655	$3,958,629

(1)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the six months ended June 30, 2018, the Company recorded $1,776,200 in transfers from Level 3 to Level 2 and $0 in transfers from Level 2 to Level 3 due to availability of market data and observable valuation inputs to support the valuation. The Company recorded no other transfers between levels.

F-133

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the six months ended June 30, 2017:

	Senior	Senior	Senior
	Secured	Secured	Secured			Total
	First Lien	First Lien	Second Lien	Subordinated		Return
	Term Loans	Notes	Term Loans	Notes	Equity/Warrants	Swap	Total
Balance, December 31, 2016	$493,340,277	$46,429,960	$260,008,735	$55,185,590	$40,879,809	$(13,647,330)	$882,197,041
Purchases	126,086,837	2,479,999	31,925,749	15,213,374	13,148,772		188,854,731
Sales	(62,911,665)	(2,890,699)	(17,849,949)	(7,708,178)	(9,875,463)		(101,235,954)
Transfers in	—	9,720,000	—	—	—		9,720,000
Transfers out	—	(8,622,686)	—	—	—		(8,622,686)
Amortization of discount/(premium)	443,839	40,398	15,132	—	—		499,369
Paid-in-kind interest income	2,858,448	—	—	—	—		2,858,448
Net realized gains/(losses)	(10,946,881)	(1,878,557)	123,315	(107,130)	(3,642,142)		(16,451,395)
Net change in unrealized appreciation/(depreciation)	5,613,033	1,002,068	(1,225,506)	(5,400,702)	3,077,736	10,196,270	13,262,899
Balance, June 30, 2017	$554,483,888	$46,280,483	$272,997,476	$57,182,954	$43,588,712	$(3,451,060)	$971,082,453
Change in net unrealized appreciation/(depreciation) in investments held as of June 30, 2017(1)	$(1,928,766)	$(831,086)	$(933,158)	$(5,302,525)	$402,830	$10,196,270	$1,603,565

(1)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the six months ended June 30, 2017, the Company recorded $8,622,686 in transfers from Level 3 to Level 2 and $9,720,000 in transfers from Level 2 to Level 3 due to availability of market data and observable valuation inputs to support the valuation. The Company recorded no other transfers between levels.

F-134

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of June 30, 2018:

Type of Investment	Fair Value	Valuation techniques	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loan	$394,907,674	Income Approach (DCF)	Market yield	7.10% - 14.84% (10.15%)
Senior Secured First Lien Term Loan	59,829,105	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF)/Enterprise Valuation Analysis	Revenue Multiple, EBITDA Multiple, Discount Rate, Expected Proceeds	0.75x - 1.35x (1.12x) / 4.50x-8.50x (6.122x) / 16.50% - 18.00% (17.35%) / $0.0M - $50.0M ($34.8M)
Senior Secured First Lien Term Loan	56,279,354	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured First Lien Notes	20,496,900	Income Approach (DCF)	Market Yield	9.88% - 16.78% (11.69%)
Senior Secured First Lien Notes	9,965,000	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured First Lien Notes	122,658	Enterprise Valuation Analysis	Expected Proceeds	$0.1M - $0.1M ($0.1M)
Senior Secured Second Lien Term Loan	187,419,460	Income Approach (DCF)	Market yield	8.57% - 16.14% (10.98%)
Senior Secured Second Lien Term Loan	6,188,601	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Equity/warrants	5,126,428	Income Approach (DCF)	Market Yield	20.41%
Equity/warrants	62,542,658	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF)/ Enterprise Valuation Analysis	Revenue Multiple, EBITDA Multiple, Discount Rate, Capitalization Rate, Expected Proceeds	0.40x-1.35x (1.25x) / 3.50x-13.50x (12.88x) / 12.50% - 20.00% (12.60%) / 7.50% - 8.50% (8.10%) / $1.1M - $1.1M ($1.1M) / $0.0M - $0.0M
Equity/warrants	12,248,514	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Subordinated Notes	68,461,159	Income Approach (DCF)	Discount Rate	9.10% - 17.00% (14.73%)
Subordinated Notes	9,958,351	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Total	$893,545,862
TRS	(2,720,213)	Income Approach (DCF)	Market yield	5.82% - 14.49% (8.37%)
Total	$890,825,649

(1)	Represents the method used when the Company has determined that market participants would use such inputs when measuring the fair value of these investments.

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The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2017:

Type of Investment	Fair Value	Valuation techniques	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loan	$414,580,810	Income Approach (DCF)	Market Yield	6.14% - 13.33% (9.42%)
Senior Secured First Lien Term Loan	277,048	Enterprise Value Analysis	Expected Proceeds	$0.0M - $0.2M ($0.2M)
Senior Secured First Lien Term Loan	69,511,390	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF) /Enterprise Value Analysis	Revenue Multiple, EBITDA Multiple, Discount Rate, Expected Proceeds, Average List Price	0.63x - 2.00x (1.11x) / 4.50x-10.00x (6.83x) / 16.50% - 18.50% (17.91%) / $18.3M - $18.3M ($18.3M) / $1.0M - $1.0M ($1.0M)
Senior Secured First Lien Term Loan	82,989,017	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured First Lien Notes	30,148,223	Income Approach (DCF)	Market Yield	8.96% - 19.96% (11.98%)
Senior Secured First Lien Notes	122,658	Enterprise Valuation Analysis	Expected Proceeds	$0.1M - $0.1M ($0.1M)
Senior Secured Second Lien Term Loan	188,368,389	Income Approach (DCF)	Market Yield	7.86% - 13.93% (10.01%)
Senior Secured Second Lien Term Loan	43,262,977	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Senior Secured Second Lien Term Loan	206,250	Market Approach (Guideline Comparable)	EBITDA Multiple	9.50x - 10.50x (10.00x)
Preferred Equity	5,123,448	Income Approach (DCF)	Market Yield	19.19%-19.19% (19.19%)
Equity/warrants	—	Enterprise Valuation Analysis	Expected Proceeds	$0.0M - $0.1M ($0.1M)
Equity/warrants	24,338,703	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF)	Revenue Multiple, EBITDA Multiple, Discount Rate, Book Value Multiple, Average List Price	0.93x-2.00x (1.25x) / 5.00x-9.25x (7.70x) / 15.50% - 22.50% (16.33%) / 1.25x - 1.25x (1.25x) / $1.0M - $1.0M ($1.0M) / 8.50% - 8.50% (8.50%) / $18.3M - $18.3M ($18.3M)
Equity/warrants	36,348,444	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Subordinated Notes	60,210,700	Income Approach (DCF)	Discount Rate	14.00% - 18.50% (16.17%)
Subordinated Notes	14,130,585	Recent Arms-length transaction	Recent Arms-length transaction	N/A
Total	$969,618,642
TRS	(5,354,868)	Income Approach (DCF)	Market yield	5.17% - 62.21% (8.26%)
Total	$964,263,774

(1)	Represents the method used when the Company has determined that market participants would use such inputs when measuring the fair value of these investments.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and derivative investments are market yields. Increases in market yields would result in lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company multiples of revenue or EBITDA for the latest twelve months (“LTM”), next twelve months (“NTM”) or a reasonable period a market participant would consider. Increases in EBITDA multiples in isolation would result in higher fair value measurement.

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Note 5. Total Return Swap

On August 27, 2013, the Company, through its wholly-owned financing subsidiary, Arbor, entered into a TRS with Citibank, N.A. (“Citibank”) that is indexed to a basket of loans.

The TRS with Citibank enables Arbor to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”. On March 21, 2014, Arbor amended and restated its Confirmation Letter Agreement (the “Amended Confirmation Agreement”) with Citibank. The Amended Confirmation Agreement increased the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $100 million to $200 million, and increased the interest rate payable to Citibank from LIBOR plus 1.30% per annum to LIBOR plus 1.35% per annum. On July 23, 2014, Arbor entered into the Second Amended and Restated Confirmation Letter Agreement with Citibank to increase the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $200 million to $350 million. On June 8, 2015, Arbor entered into the Third Amended and Restated Confirmation Letter Agreement with Citibank to decrease the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $350 million to $300 million. On March 21, 2016, Arbor entered into the Fourth Amended and Restated Confirmation Letter Agreement (the “Fourth Amended Confirmation Agreement”) with Citibank to extend the term of the TRS from March 21, 2016 through March 21, 2019 and increase the interest rate payable to Citibank from LIBOR plus 1.35% per annum to LIBOR plus 1.65% per annum. On September 29, 2017, Arbor entered into the Fifth Amended and Restated Confirmation Letter Agreement (the “Fifth Amended Confirmation Agreement”) with Citibank to reduce the maximum portfolio notional (determined at the time each such loan becomes subject to the TRS) from $300,000,000 to $180,000,000, through incremental reductions of $60,000,000 on October 3, 2017 and $20,000,000 on each of November 3, 2017, December 3, 2017 and January 3, 2018. The Fifth Amended Confirmation Agreement also decreased the interest rate payable to Citibank from LIBOR plus 1.65% per annum to LIBOR plus 1.60% per annum.

Pursuant to the terms of the TRS Agreement, as amended and subject to conditions customary for transactions of this nature, Arbor may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $180 million, subject to the Fifth Amended Confirmation Agreement, which is also referred to as the maximum notional amount of the TRS. Arbor receives from Citibank a periodic payment on set dates that is based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the TRS Agreement as well as any fees associated with the loans included in the portfolio. Arbor pays to Citibank interest at a rate equal to one-month LIBOR plus 1.60% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arbor either receives from Citibank the appreciation in the value of such loan, or pays to Citibank any depreciation in the value of such loan.

Citibank may terminate the TRS on or after March 21, 2019. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank.

Arbor is required to pay a minimum usage fee in connection with the TRS of 1.60% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Such minimum usage fee will not apply during the first 365 days and last 60 days of the term of the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS. During the three and six months ended June 30, 2018, Arbor paid $0 and $0, respectively, in minimum usage fees. During the three and six months ended June 30, 2017, Arbor paid $8,301 and $55,138, respectively, in minimum usage fees.

Arbor is required to initially cash collateralize a specified percentage of each loan (generally 20% to 30% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. As of June 30, 2018 and December 31, 2017, Arbor has posted $46,000,000 and $48,000,000, respectively, in collateral to Citibank in relation to the TRS which is recorded on the consolidated statements of assets and liabilities as cash collateral on TRS. Arbor is restricted from removing the cash collateral posted to Citibank and may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The obligations of Arbor under the TRS Agreement are non-recourse to the Company and the Company’s exposure under the TRS Agreement is limited to the value of the Company’s investment in Arbor, which generally equals the value of cash collateral provided by Arbor under the TRS Agreement.

F-137

In connection with the TRS, Arbor has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default and termination events included in the form ISDA 2002 Master Agreement, the TRS Agreement contains the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Arbor or the Company with respect to indebtedness in an amount equal to or greater than the lesser of $10,000,000 and 2% of the Company’s NAV at such time; (d) a merger of Arbor or the Company meeting certain criteria; (e) the Company or Arbor amending their respective constituent documents to alter their investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; and (f) SIC Advisors ceasing to be the investment manager of Arbor or to have authority to enter into transactions under the TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank. As of June 30, 2018 and December 31, 2017, the Company did not have any derivatives with contingent features in net liability positions; therefore, if a trigger event had occurred, no amount would have been required to be posted by the Company.

The Company’s maximum credit risk exposure as of June 30, 2018 and December 31, 2017 is $46,488,111 and $48,462,555, respectively, which is recorded on the consolidated statements of assets and liabilities as cash collateral on TRS and receivable due on TRS.

The Company’s receivable from Citibank represents realized amounts from payments on underlying loans in the TRS portfolio that as of June 30, 2018 and December 31, 2017 was $488,111 and $462,555, respectively, which is recorded on the consolidated statements of assets and liabilities as receivable due on total return swap. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the consolidated statements of assets and liabilities as of June 30, 2018 and December 31, 2017.

Transactions in TRS contracts during the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Interest income and settlement from TRS portfolio	$1,222,320	$2,222,742	$2,659,675	$4,397,745
Traded gains/(loss) on TRS loan sales	(2,265,995)	(9,812,704)	(2,224,728)	(9,268,356)
Net realized gains/(loss) on TRS portfolio	$(1,043,675)	$(7,589,962)	$434,947	$(4,870,611)

Net change in unrealized appreciation/(depreciation) on TRS portfolio	$(306,714)	$10,300,626	$2,634,655	$10,196,270

The Company held one derivative position as of June 30, 2018 and December 31, 2017 subject to a Master Agreement (“MA”). The following table represents the Company’s gross and net amounts after offset under the MA, of the derivative assets and liabilities presented by derivative type net of the related collateral pledged by the Company as of June 30, 2018 and December 31, 2017:

	Gross Derivative Assets/ (Liabilities) Subject to MA	Derivative Amount Available for Offset	Net Amount Presented in the Consolidated Statements of Assets and Liabilities	Cash Collateral Posted (1)	Net Amount of Derivative Assets/(Liabilities)
June 30, 2018
TRS(1)	$(2,720,213)	$—	$(2,720,213)	$2,720,213	$—
December 31, 2017
TRS(1)	$(5,354,868)	$—	$(5,354,868)	$5,354,868	$—

(1)	As of June 30, 2018 and December 31, 2017, $46,000,000 and $48,000,000, respectively, of cash was posted for initial margin requirements for the TRS as reported on the consolidated statements of assets and liabilities as cash collateral on TRS.

The volume of the Company’s derivative transactions for the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Average notional amount of contracts	$168,753,875	$254,095,027	$170,174,081	$248,586,810

F-138

Note 6. Borrowings

The following table shows the Company’s outstanding debt as of June 30, 2018 and December 31, 2017:

	June 30, 2018			December 31, 2017
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
ING Credit Facility	$220,000,000	$145,000,000	$75,000,000	$220,000,000	$195,000,000	$25,000,000
Alpine Credit Facility	300,000,000	240,000,000	60,000,000	300,000,000	240,000,000	60,000,000
Total before deferred financing costs	520,000,000	385,000,000	135,000,000	520,000,000	435,000,000	85,000,000
Unamortized deferred financing costs	—	(4,381,791)	—	—	(5,286,927)	—
Total borrowings outstanding, net of deferred financing costs	$520,000,000	$380,618,209	$135,000,000	$520,000,000	$429,713,073	$85,000,000

As a BDC, the Company is generally allowed to employ leverage to the extent that its asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that the Company employs at any time depends on its assessment of the market and other factors at the time of any proposed borrowing.

The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s margin borrowings are estimated based upon market interest rates for its own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. The Company’s debt obligation is recorded at its carrying value, which approximates fair value.

ING Credit Facility

On August 12, 2016, the Company amended its existing senior secured syndicated revolving credit facility (the “ING Credit Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Credit Facility matures on August 12, 2020 and is secured by substantially all of the Company’s assets, subject to certain exclusions as further set forth in an Amended and Restated Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among the Company, the subsidiary guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Credit Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature. On February 13, 2015, commitments to the ING credit facility were expanded from $150,000,000 to $170,000.000. On August 12, 2016, commitments to the ING credit facility were expanded from $170,000,000 to $175,000,000. On April 20, 2017, commitments to the ING Credit Facility were expanded from $175,000,000 to $220,000,000.

The ING Credit Facility allows for the Company, at its option, to borrow money at a rate of either (i) an alternate base rate plus 1.50% per annum or (ii) LIBOR plus 2.50% per annum. The interest rate margins are subject to certain step-downs upon the satisfaction of certain conditions described in the Revolving Credit Agreement. The alternate base rate will be the greatest of (i) the U.S. Prime Rate set forth in the Wall Street Journal, (ii) the federal funds effective rate plus 1/2 of 1%, and (iii) three month LIBOR plus 1.00%. As of June 30, 2018 and December 31, 2017, the commitment under the ING Credit Facility was $220,000,000 and $220,000,000, respectively, and the ING Credit Facility includes an accordion feature that allows for potential future expansion of the ING Credit Facility up to a total of $500,000,000. Availability of loans under the ING Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

The Company is also required to pay a commitment fee to the lenders based on the daily unused portion of the aggregate commitments under the ING Credit Facility. The commitment fee is (i) 1.50% if the used portion of the aggregate commitments is less than or equal to 40%, (ii) 0.75% if the used portion of the aggregate commitments is greater than 40% and less than or equal to 65% or (iii) 0.50% if the used portion of the aggregate commitments is greater than 65%. The ING Credit Facility provides that the Company may use the proceeds of the facility for general corporate purposes, including making investments in accordance with the Company’s investment objective and strategy.

F-139

Borrowings under the Revolving Credit Agreement are subject to, among other things, a minimum borrowing base. Substantially all of the Company’s assets are pledged as collateral under the Revolving Credit Agreement. The ING Credit Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for the Revolving Credit Agreement also include default provisions, such as the failure to make timely payments under the Revolving Credit Agreement, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Credit Agreement, which, if not complied with, could accelerate repayment under the Revolving Credit Agreement, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

In connection with the security interest established under the Security Agreement, the Company, ING Capital LLC, in its capacity as collateral agent, and State Street Bank and Trust Company, in its capacity as the Company’s custodian, entered into a control agreement dated as of December 4, 2013, in order to, among other things, perfect the security interest granted pursuant to the Security Agreement in, and provide for control over, the related collateral.

As of June 30, 2018 and December 31, 2017, the carrying amount of the Company’s borrowings under the ING Credit Facility approximated their fair value. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowing under the ING Credit Facility is estimated based upon market interest rates of the Company’s borrowing or entities with similar credit risk, adjusted for nonperformance risk, if any. As of June 30, 2018 and December 31, 2017, the ING Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of June 30, 2018 and December 31, 2017, $1,851,485 and $2,275,481, respectively, of financing costs related to the ING Credit Facility have been capitalized and are being amortized over the respective terms. The following table shows additional information about the interest and financing costs related to the ING Credit Facility for the three and six months ended June 30, 2018 and 2017:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Interest expense related to the ING Credit Facility	$1,694,752	$1,419,907	$3,559,859	$2,465,030
Financing expenses related to the ING Credit Facility	231,882	225,847	461,496	429,450
Total interest and financing expenses related to the ING Credit Facility	$1,926,634	$1,645,754	$4,021,355	$2,894,480

Weighted average outstanding debt balance of the ING Credit Facility	$138,813,187	$145,494,505	$153,132,597	$129,530,387
Weighted average interest rate of the ING Credit Facility (annualized)	4.8%	3.7%	4.6%	3.8%

Alpine Credit Facility

On September 29, 2017, the Company’s wholly-owned, special purpose financing subsidiary, Alpine, amended its existing revolving credit facility (the “Alpine Credit Facility”) pursuant to an Amended and Restated Loan Agreement (the “Amendment”) with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (the “Loan Agreement”). The Loan Agreement was amended to, among other things, (i) extend the reinvestment period until December 29, 2020, (ii) extend the scheduled termination date until March 29, 2022, (iii) decrease the applicable margin for advances to 2.85% per annum and (iv) increase the compliance condition for net advances to 55% of net asset value. Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to the Company.

F-140

The Alpine Credit Facility provides for borrowings in an aggregate principal amount up to $300,000,000 on a committed basis. Borrowings under the Alpine Credit Facility are subject to compliance with a NAV coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on March 29, 2022.

Pricing under the Alpine Credit Facility for each one month calculation period is based on LIBOR for an interest period of one month, plus a spread of 2.85% per annum. If LIBOR is unavailable, pricing will be determined at the prime rate offered by JPMorgan or the federal funds effective rate, plus a spread of 2.85% per annum. Interest is payable monthly in arrears. Alpine is also required to pay a commitment fee of 1.00% on the average daily unused amount of the financing commitments to the extent that $300,000,000 has not been borrowed.

Borrowings of Alpine are considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act, applicable to BDCs.

Pursuant to a Sale and Contribution Agreement entered into between the Company and Alpine (the “Sale Agreement”) in connection with the Alpine Credit Facility, the Company may sell loans or contribute cash or loans to Alpine from time to time and will retain a residual interest in any assets contributed through its ownership of Alpine or will receive fair market value for any assets sold to Alpine. In certain circumstances the Company may be required to repurchase certain loans sold to Alpine. In addition to the acquisition of loans pursuant to the Sale Agreement, Alpine may purchase additional assets from various sources. Alpine has appointed SIC Advisors to manage its portfolio of assets pursuant to the terms of a Portfolio Management Agreement between SIC Advisors and Alpine.

As of June 30, 2018 and December 31, 2017, the carrying amount of the Company’s borrowings under the Alpine Credit Facility approximated the fair value of the Company’s debt obligation. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowings under the Alpine Credit Facility is estimated based upon market interest rates of the Company’s borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. As of June 30, 2018 and December 31, 2017, the Alpine Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of June 30, 2018 and December 31, 2017, $2,530,306 and $3,011,446, respectively, of financing costs related to the Alpine Credit Facility has been capitalized and is being amortized over the respective terms. The following table shows additional information about the interest and financing costs related to the Alpine Credit Facility for the three and six months ended June 30, 2018 and 2017:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Interest expense related to the Alpine Credit Facility	$3,051,246	$2,726,192	$5,889,714	$5,277,932
Financing expenses related to the Alpine Credit Facility	241,899	145,212	481,140	288,830
Total Interest and financing expenses related to the Alpine Credit Facility	$3,293,145	$2,871,404	$6,370,854	$5,566,762

Weighted average outstanding debt balance of the Alpine Credit Facility	$240,000,000	$242,802,198	$241,364,641	$245,138,122
Weighted average interest rate of the Alpine Credit Facility (annualized)	5.0%	4.4%	4.9%	4.2%

F-141

Note 7. Agreements

Investment Advisory Agreement

On April 5, 2012, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with SIC Advisors to manage the Company’s investment activities. The Investment Advisory Agreement became effective as of April 17, 2012, the date that the Company met its minimum offering requirement. Pursuant to the 1940 Act, the initial term of the Investment Advisory Agreement was for two years from its effective date, with one-year renewals subject to approval by the Company’s board of directors, a majority of whom must be independent directors. On March 8, 2018, the Company’s board of directors approved the renewal of the Investment Advisory Agreement for an additional one-year term at an in-person meeting. Pursuant to the Investment Advisory Agreement, SIC Advisors implements the Company’s business strategy on a day-to-day basis and performs certain services for the Company, subject to oversight by the Company’s board of directors. SIC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the Investment Advisory Agreement, the Company has agreed to pay SIC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. “Gross assets” also includes any cash collateral posted with respect to the TRS, adjusted for realized and unrealized appreciation. The base management fee is calculated based on the gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter are appropriately prorated. For the three and six months ended June 30, 2018, the Company recorded an expense for base management fees of $4,834,495 and $9,838,311 respectively. For the three and six months ended June 30, 2017, the Company recorded an expense for base management fees of $5,449,266 and $10,657,835 respectively. As of June 30, 2018 and December 31, 2017, the Company recorded a base management fee payable of $4,834,494 and $5,196,997, respectively.

The incentive fee consists of the following two parts:

An incentive fee on net investment income (“Subordinated Incentive Fee on Income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No Subordinated Incentive Fee on Income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter (the “Preferred Quarterly Return”). All pre-incentive fee net investment income, if any, that exceeds the Preferred Quarterly Return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its Subordinated Incentive Fee on Income as the “Catch Up”. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the Subordinated Incentive Fee on Income shall equal 20% of the amount of pre-incentive fee net investment income, because the Preferred Quarterly Return and Catch Up will have been achieved. There is no incentive fee on net investment income earned on the TRS.

F-142

For the three and six months ended June 30, 2018, the Company recorded no incentive fees. For the three and six months ended June 30, 2017, the Company recorded incentive fees of $0 and $548,806, respectively. As of June 30, 2018 and December 31, 2017, the Company recorded incentive fees payable of $0 and $2,827,372, respectively.

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. If the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of the realized capital gains, less the aggregate amount of any previously paid capital gains incentive fees. The incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the Investment Advisory Agreement. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.

For the three and six months ended June 30, 2018 and 2017, the Company recorded no capital gains incentive fee. As of June 30, 2018 and December 31, 2017, the Company recorded no capital gains incentive fee payable.

In the event that other organizational and offering expenses exceed 5.25% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering or other organizational and offering expenses, together with selling commissions, dealer manager fees and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering, then SIC Advisors shall be required to pay without reimbursement from the Company, or, if already paid by the Company, reimburse the Company, for amounts exceeding such 5.25% and 15% limit, as appropriate.

Administration Agreement

On April 5, 2012, the Company entered into an administration agreement (the “Administration Agreement”) with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes the Company with administrative services necessary to conduct its day-to-day operations. On February 28, 2013, Medley Capital LLC entered into a Sub-Administration Agreement with State Street Bank Global Fund Accounting and Custody to perform certain financial, accounting, administrative and other services on behalf of the Company. On March 8, 2018, the Company’s board of directors approved the renewal of the Administration Agreement for an additional one-year term at an in-person meeting. Medley Capital LLC is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. For the three and six months ended June 30, 2018, the Company recorded administrator expenses of $758,178 and $1,481,713, respectively. For the three and six months ended June 30, 2017, the Company recorded administrator expenses of $794,622 and $1,588,151, respectively. As of June 30, 2018 and December 31, 2017, the Company had $758,177 and $695,777, respectively, in administrator fees payable.

Expense Support and Reimbursement Agreement

From June 29, 2012 through December 31, 2016, the Company was party to an Expense Support and Reimbursement Agreement with SIC Advisors (the “Expense Support Agreement”). During the term of the Expense Support Agreement, SIC Advisors reimbursed the Company for operating expenses in an amount equal to the difference between the Company’s distributions paid to its stockholders in each month, less the sum of the Company’s net investment income, net realized capital gains and dividends paid to the Company from its portfolio companies, not included in net income and net realized capital gains, during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions were paid to the Company’s stockholders in any given month, then the Expense Support Reimbursement for such month was equal to such amount necessary in order for available operating funds for the month to equal zero. From April 1, 2016 until the expiration of the Expense Support Agreement on December 31, 2016, SIC Advisors made expense support payments on a discretionary basis by making an election on the last day of each month to fund an expense support payment in an amount equal to the difference between the Company’s distributions paid to stockholders during such month less the sum of the Company’s net investment income, net realized capital gains and dividends paid to the Company from its portfolio companies, not included in net income and net realized capital gains during such period.

The purpose of the Expense Support Agreement was to cover distributions to stockholders so as to ensure that the distributions did not constitute a return of capital for GAAP purposes and to reduce operating expenses until the Company had raised sufficient capital to be able to absorb such expenses. The Expense Support Agreement expired on December 31, 2016.

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Pursuant to the Expense Support Agreement, the Company will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter for which the Company received net investment income, net realized capital gains and dividends from its portfolio companies (not included in net income and net realized capital gains) in excess of the distributions paid to the Company’s stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, the Company will only make reimbursement payments to the extent its current annualized “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio for the quarter during which the corresponding expense obligation was incurred and to the extent the annualized rate of its regular cash dividends to the Company’s stockholders for the month is equal to or greater than the annualized rate of the Company’s regular cash distributions to stockholders for the month during which the corresponding expense payment was incurred.

Repayments of amounts paid by SIC Advisors to the Company under the Expense Support Agreement will be accrued as they become probable and estimable. The Company refers to Expense Support Reimbursements that are eligible for reimbursement to SIC Advisors by virtue of having satisfied the conditions described above as a “Crystalized Reimbursement.” As of June 30, 2018 and December 31, 2017, the Company recorded no Crystalized Reimbursements. As of June 30, 2018 and December 31, 2017, the total remaining amounts eligible for reimbursement of the Company to SIC Advisors, net of Crystalized Reimbursements, was $20,831,560 and $24,973,540, respectively.

The following table provides information regarding liabilities incurred by SIC Advisors pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse SIC Advisors for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount Repaid to SIC Advisors	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
June 30, 2012	$454,874	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	437,303	437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	573,733	573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	685,404	685,404	1.71%	8.00%	March 31, 2016
June 30, 2013	732,425	732,425	1.00%	7.84%	June 30, 2016
September 30, 2013(3)	1,262,848	1,078,500	0.83%	7.84%	September 30, 2016
December 31, 2013(3)	1,258,575	—	0.45%	7.84%	December 31, 2016
March 31, 2014(3)	1,177,686	135,784	0.45%	7.80%	March 31, 2017
June 30, 2014(3)	2,143,066	—	0.38%	7.80%	June 30, 2017
September 30, 2014(3)	1,717,593	123,025	0.38%	7.77%	September 30, 2017
December 31, 2014(3)	1,585,471	—	0.47%	8.00%	December 31, 2017
March 31, 2015(3)	1,993,518	—	0.43%	8.00%	March 31, 2018
June 30, 2015(3)	2,148,462	—	0.31%	8.00%	June 30, 2018
September 30, 2015	627,752	—	0.32%	8.25%	September 30, 2018
December 31, 2015	3,974,895	—	0.40%	8.65%	December 31, 2018
March 31, 2016	5,204,896	—	0.37%	8.89%	March 31, 2019
June 30, 2016	5,634,390	—	0.29%	8.89%	June 30, 2019
September 30, 2016	5,389,627	—	0.45%	8.84%	September 30, 2019

(1)	“Operating Expense Ratio” is as of the date the expense support payment obligation was incurred by the Company’s Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to SIC Advisors, and interest expense, as a percentage of net assets.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by SIC Advisors. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.
(3)	The unreimbursed part of the expense payment obligation has expired as of June 30, 2018.

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Note 8. Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On April 17, 2012, SIC Advisors purchased 1,108,033.24 shares of our common stock for aggregate gross proceeds of $10,000,000. The consideration represents $9.025 per share.

We have entered into an Investment Advisory Agreement with SIC Advisors in which our senior management holds an equity interest and were party to the Expense Support Agreement through December 31, 2016. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

We have entered into an Administration Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes us with administrative services necessary to conduct our day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on our behalf. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors.

We have entered into a dealer manager agreement with SC Distributors, LLC who receives a dealer manager fee of up to 2.50% of gross proceeds raised in the offering. An affiliated entity of SC Distributors, LLC owns an equity interest in SIC Advisors, which provides the right to receive a fixed percentage of the management fees received by SIC Advisors.

On March 20, 2017, the Company, SIC Advisors, and SC Distributors, LLC agreed to remove any dealer manager fee payable to SC Distributors, LLC by investors with respect to shares of common stock sold to investors under a placement agreement through a registered investment advisor. In connection with any such sales, SIC Advisors has agreed to pay SC Distributors, LLC a platform placement fee in an amount equal to 1.50% of the gross offering proceeds from such sales.

On June 15, 2017, the Company, SIC Advisors and SC Distributors LLC entered into the First Amendment to the Second Amended and Restated Dealer Manager Agreement (the “First Amendment”). The terms of the First Amendment became effective with respect to subscriptions of Class A shares submitted beginning on June 16, 2017. Pursuant to the First Amendment, the upfront selling commission was reduced from 7.00% of gross proceeds to up to 3.00% of gross proceeds and the dealer manager fee was reduced from 2.75% of gross proceeds to up to 2.50% of gross proceeds. Further, in connection with the sale of Class A shares by participating broker-dealers, SC Distributors LLC will reallow and pay participating broker-dealers up to: (a) 3.00% of the gross proceeds from their allocated sales of Class A shares; and (b) 2.50% of the gross proceeds for dealer manager fees of Class A shares. In addition, SIC Advisors will pay the SC Distributors LLC, without reimbursement from the Company, an ongoing distribution and stockholder servicing fee that accrues daily in an amount equal to 1/365th of up to 1.0% of the net asset value per Class A share as of the end of each quarterly period following the date of purchase on a continuous basis from year to year for certain services.

We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.

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Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients or affiliated funds. On November 25, 2013, the Company obtained an exemptive order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, the Company, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise have been prohibited under Section 17(d) and 57(a)(4) and Rule 17d-1. On October 4, 2017, the Company, SIC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “New Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. The terms of the New Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the New Exemptive Order is subject to certain conditions, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would to be in our best interest to participate in the transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them. Please see the footnotes to the consolidated schedule of investments as of June 30, 2018 and December 31, 2017 for disclosures regarding securities also held by affiliated funds.

Note 9. Directors Fees

Effective January 1, 2017, each independent director will be compensated as follows: (i) an annual retainer of $85,000; (ii) a fee of $3,000 for each in-person board meeting in which they participate; (iii) a fee of $1,000 for each telephonic board meeting in which they participate; (iv) a fee of $2,500 for each in-person audit committee meeting in which they participate; (v) a fee $1,000 for each telephonic audit committee meeting in which they participate; (vi) a fee of $2,000 for each in-person nominating and corporate governance committee meeting in which they participate; and (vii) a fee of $1,000 for each telephonic nominating and corporate governance committee meeting in which they participate. In addition, each independent director will be reimbursed for reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chair of the audit committee receives an annual retainer of $15,000, while the Chair of any other committee receives an annual retainer of $5,000. The Lead Independent Director receives an annual retainer of $10,000.

Prior to January 1, 2017, each independent director received an annual retainer fee of $50,000, and further received a fee of $4,000 ($2,000 for telephonic attendance) for each regularly scheduled board meeting attended, a fee of $2,000 for each special board meeting and all committee meetings attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. For the three and six months ended June 30, 2018, the Company recorded directors’ fees expenses in General and Administrative expenses on the consolidated statement of operations of $196,169 and $460,419, respectively. For the three and six months ended June 30, 2017, the Company recorded directors’ fees expenses in General and Administrative expenses on the consolidated statement of operations of $99,750 and $210,000, respectively.

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260 - Earnings per Share, basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and six months ended June 30, 2018 and 2017:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Net increase/(decrease) in net assets from operations	$(5,327,277)	$8,126,795	$(6,340,350)	$16,595,761
Weighted average common shares outstanding	97,385,971	96,367,879	97,190,689	95,877,796
Weighted average basic and diluted earnings/(loss) per common share	$(0.05)	$0.08	$(0.07)	$0.17

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Note 11. Commitments

As of June 30, 2018 and December 31, 2017, the Company had $59,512,746 and $74,816,115, respectively, of unfunded commitments under loan and financing agreements. These amounts are primarily composed of commitments for senior secured term loans, revolvers, and additional capital contributions for the Sierra JV. The unrealized gain or loss associated with unfunded commitments is recorded in the financial statements and reflected as an adjustment to the valuation of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments are not recognized by the Company until the commitment is funded.

	As of
	June 30, 2018	December 31, 2017
1888 Industrial Services, LLC	$440,227	$440,227
AAAHI Acquisition Corporation	466,121	1,700,234
Access Media Holdings, LLC	77,000	93,800
Alpine SG, LLC	1,000,000	2,857,143
Barrys Bootcamp Holdings, LLC	5,908,571	7,028,571
Black Angus Steakhouses, LLC	4,464,286	3,571,429
Brook & Whittle Holding Corp.	708,215	708,215
Central States Dermatology Services, LLC	459,738	459,738
Charming Charlie, Inc.	2,434,896	1,215,520
Covenant Surgical Partners, Inc.	646,154	1,317,436
CP Opco, LLC	—	348,265
Elite Comfort Solutions LLC	1,299,633	3,238,865
Engineered Machinery Holdings, Inc.	—	38,298
Impact Sales, LLC	—	1,347,656
IOP Monroe Acquisition, Inc.	2,500,000	2,500,000
Isola USA Corp.	1,024,449	—
Manna Pro Products, LLC	325,000	833,333
MCM 500 East Pratt Holdings, LLC	—	4,544,129
Nuspire Networks	—	2,500,000
PT Network, LLC	4,437,433	4,437,433
Redwood Services Group, LLC	13,081,250	—
RMS Holding Company, LLC	2,737,407	2,737,407
SavATree, LLC	267,222	361,111
SFP Holdings, Inc.	958,333	3,722,222
Sierra Senior Loan Strategy JV I LLC	—	7,683,750
Simplified Logistics, LLC	5,000,000	5,596,243
SMART Financial Operations, LLC	3,600,000	6,300,000
Smile Doctors LLC	798,097	3,764,032
SRS Software	5,000,000	5,000,000
Team Car Care, LLC	1,407,656	—
TwentyEighty, Inc.	471,058	471,058
Total Commitments	$59,512,746	$74,816,115

Note 12. Fee Income

Fee income consists of origination fees, amendment fees, prepayment fees, administrative agent fees and other miscellaneous fees. Origination fees, prepayment fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income. The following table shows the Company’s fee income for the three and six months ended June 30, 2018 and 2017:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Origination fee	$483,103	$173,591	$1,078,939	$1,857,382
Prepayment fee	329,104	187,500	329,104	439,434
Amendment fee	98,380	235,138	109,389	454,137
Administrative agent fee	36,879	36,643	63,606	72,119
Other fees	—	17,092	11,103	17,092
Fee income	$947,466	$649,964	$1,592,141	$2,840,164

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Note 13. Distributions and Share Repurchase Program Distributions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which the Company’s common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of the Company’s common stock. On June 30, 2017, the Board approved an amendment to the DRIP, pursuant to which the number of newly-issued shares of the Company’s common stock to be issued to a participating stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by a price equal to 94.5%, rather than 90%, of the Company’s then current offering price. The Company amended the DRIP as a result of the Company’s revised fee structure, which went into effect on June 16, 2017. Under the Company’s revised fee structure the upfront selling commission was reduced from 7.00% of gross proceeds to up to 3.00% of gross proceeds and the dealer manager fee was reduced from 2.75% of gross proceeds to up to 2.50% of gross proceeds. If the Company declares a cash dividend or other distribution, each stockholder that has “opted in” to the DRIP will have their distributions automatically reinvested in additional shares of the Company’s common stock rather than receiving cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. For the six months ended June 30, 2018, the Company distributed a total of $31,076,562, of which $17,902,191 was in cash and $13,174,371 was in the form of common stock associated with the DRIP. For the six months ended June 30, 2017, the Company distributed a total of $30,665,819, of which $16,596,967, was in cash and $14,068,852 was in the form of common stock associated with the DRIP.

The following table reflects the cash distributions per share that the Company has declared or paid to its stockholders during 2018 and 2017. Stockholders of record as of each respective semi-monthly record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
January 13 and 31, 2017	January 31, 2017	$0.02667
February 15 and 28, 2017	February 28, 2017	0.02667
March 15 and 31, 2017	March 31, 2017	0.02667
April 14 and 28, 2017	April 28, 2017	0.02667
May 15 and 31, 2017	May 31, 2017	0.02667
June 15 and 30, 2017	June 30, 2017	0.02667
July 14 and 31, 2017	July 31, 2017	0.02667
August 15 and 31, 2017	August 31, 2017	0.02667
September 15 and 29, 2017	September 29, 2017	0.02667
October 13 and 31, 2017	October 31, 2017	0.02667
November 15 and 30, 2017	November 30, 2017	0.02667
December 15 and 29, 2017	December 29, 2017	0.02667
January 15 and 31, 2018	January 31, 2018	0.02667
February 15 and 28, 2018	February 28, 2018	0.02667
March 15 and 30, 2018	March 30, 2018	0.02667
April 13 and 30, 2018	April 30, 2018	0.02667
May 15 and 31, 2018	May 31, 2018	0.02667
June 15 and 29, 2018	June 29, 2018	0.02667

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The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

The Company’s previous distributions to stockholders may have been funded from temporary Expense Support Reimbursements that may be subject to repayment to SIC Advisors. The portion of these distributions derived from temporary Expense Support Reimbursements were not based on the Company’s investment performance and may not continue in the future. If SIC Advisors had not agreed to make Expense Support Reimbursements, these distributions would have come from paid-in-capital. The repayments of eligible reimbursements owed to SIC Advisors will reduce the future distributions to which stockholders would otherwise be entitled. The Expense Support Agreement expired on December 31, 2016. The Company’s contingent obligation to repay eligible reimbursements to SIC Advisors will expire on September 30, 2019. See Note 7 for more information.

The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income earned and distributions paid during the fiscal year.

Share Repurchase Program

In June 2013, the Company commenced a share repurchase program pursuant to which it intends to conduct quarterly share repurchases of up to 2.5% of the weighted average number of outstanding shares of its common stock in the prior four calendar quarters or 10% of the weighted average number of outstanding shares in the prior 12-month period. The purpose of the share repurchase program is to allow stockholders to sell their shares back to the Company at a price equal to the most recently disclosed NAV per share of the Company’s common stock immediately prior to the date of repurchase. Shares will be purchased from stockholders participating in the program on a pro rata basis. Unless the Company’s board of directors determines otherwise, the number of shares to be repurchased during any calendar year will be limited to the proceeds received in association with the sale of shares of common stock under the distribution reinvestment plan.

The following table reflects activity under the Company’s Share Repurchase Program:

Offer Date	Quantity Offered	Price per Share	Repurchase Date	Repurchase Quantity
6/4/2013	16,652	$9.18	—	—
8/8/2013	32,627	9.13	9/27/2013	3,642
11/7/2013	60,966	9.14	12/19/2013	5,826
3/12/2014	120,816	9.18	4/25/2014	9,835
5/6/2014	199,476	9.20	6/13/2014	17,777
8/5/2014	294,068	9.25	9/12/2014	35,887
11/5/2014	411,894	9.22	12/24/2014	411,894
3/4/2015	535,571	8.97	4/24/2015	68,472
5/6/2015	620,420	8.98	6/24/2015	90,916
8/5/2015	727,654	8.96	9/29/2015	328,353
11/3/2015	853,688	8.56	12/23/2015	285,559
3/2/2016	959,436	8.16	4/29/2016	959,436
5/5/2016	1,005,447	8.04	6/30/2016	855,215
8/4/2016	1,048,412	8.11	9/28/2016	1,048,407
11/25/2016	1,077,370	8.14	12/27/2016	1,077,352
4/4/2017	871,815	8.17	5/4/2017	871,806
5/23/2017	876,277	8.10	6/23/2017	876,254
8/24/2017	870,360	8.02	9/25/2017	870,337
11/22/2017	873,974	7.89	12/22/2017	873,932
3/27/2018	895,070	7.66	5/8/2018	895,036
5/21/2018	890,089	7.49	6/29/2018	890,048

In the event of the death or disability of a stockholder, the Company will repurchase the shares held by such stockholder at a price equal to the NAV per share of our shares as disclosed in the periodic report the Company files with the SEC immediately following the date of the death or disability of such stockholder. During the three and six months ended June 30, 2018, the Company repurchased 0 and 94,892 shares, respectively, of certain shareholders due to death or disability. During the three and six months ended June 30, 2017, the Company repurchased 19,578 and 35,333 shares, respectively, of certain shareholders due to death or disability.

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Note 14. Financial Highlights

The following is a schedule of financial highlights of the Company for the six months ended June 30, 2018 and 2017:

	2018	2017
Per Share Data:(1)
Net asset value at beginning of period	$7.66	$8.17
Net investment income	0.24	0.27
Net realized gains/(losses) on investments and total return swap	(0.32)	(0.22)
Net unrealized appreciation/(depreciation) on investments and total return swap	0.01	0.12
Net increase/(decrease) in net assets	$(0.07)	$0.17
Distributions from return of capital	—	—
Distributions declared from net investment income(2)	(0.32)	(0.32)
Distributions from net realized capital gains	—	—
Total distributions to shareholders	$(0.32)	$(0.32)
Issuance of common shares above net asset value(3)	—	—
Net asset value at end of period	$7.27	$8.02
Total return based on net asset value(4)(5)	(1.20)%	2.12%
Portfolio turnover rate(5)	11.89%	14.60%
Shares outstanding at end of period	96,784,857	96,021,759
Net assets at end of period	$703,973,176	$769,974,737
Ratio/Supplemental Data (annualized):
Ratio of net investment income to average net assets	6.64%	6.90%
Ratio of net expenses (including incentive fees) to average net assets	7.03%	6.34%
Ratio of incentive fees to average net assets (5)	—%	0.07%
Supplemental Data (annualized):
Asset coverage ratio per unit(6)	$2,385	$2,306
Percentage of non-recurring fee income(7)	3.73%	5.48%
Ratio of net expenses (excluding incentive fees) to average net assets	7.03%	6.27%
Ratio of interest and financing related expenses to average net assets(8)	2.89%	2.20%

(1)	The per share data was derived by using the weighted average shares outstanding during the six months ended June 30, 2018 and 2017, which were 97,190,689 and 95,877,796 respectively.
(2)	The per share data for distributions is the actual amount of paid distributions per share during the period.
(3)	Shares issued under the DRIP (see Note 13) as well as the continuous issuance of common shares may cause on incremental increase/decrease in NAV per share due to the effect of issuing shares at amounts that differ from the prevailing NAV at each issuance.
(4)	Total annual returns are historical and assume reinvestments of all dividends and distributions at prices obtained under the Company’s DRIP, and no sales charge.
(5)	Not annualized.
(6)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets for regulatory purposes, which includes the underlying fair value of net TRS, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of Senior Securities representing indebtedness and the implied leverage on the TRS. Asset coverage per unit is expressed in terms of dollars per $1,000 of indebtedness. As of June 30, 2018 and 2017, the Company’s Asset Coverage Per Unit including unfunded commitments was $2,135 and $2,174, respectively.
(7)	Represents the impact of non-recurring fees over total investment income.
(8)	The ratio of interest and financing related expenses to average net assets for the six months ended June 30, 2017 have been revised to include financing costs. The ratio was previously reported as 2.01%.

F-150

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the six months ended June 30, 2018, except as disclosed below.

On July 2, 2018, the Company’s board of directors determined to terminate the Company’s offering effective as of July 31, 2018. The Company did not issue any common shares or receive any proceeds from its offering subsequent to June 30, 2018.

On July 11, 2018, the Company’s board of directors declared a series of semi-monthly distributions for July, August and September 2018 in the amount of $0.02667 per share. Stockholders of record as of each respective semi-monthly record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Record Date	Payment Date	Amount per share
July 13 and 31, 2018	July 31, 2018	$0.02667
August 15 and 31, 2018	August 31, 2018	0.02667
September 14 and 28, 2018	September 28, 2018	0.02667

On August 9, 2018 the Company entered into definitive agreements to acquire Medley Capital Corporation (NYSE/TASE: MCC, “MCC”) and Medley Management Inc. Pursuant to the Agreement and Plan of Merger by and between MCC and the Company, MCC will merge with and into the Company, with the Company as the surviving entity. MCC shareholders will receive 0.805 shares of the Company’s common stock for each share of MCC common stock they hold.

Simultaneously, pursuant to the Agreement and Plan of Merger by and among the Company, Medley and Sierra Management Inc., a newly formed Delaware corporation (“Merger Sub”), Medley will merge with and into the Merger Sub, and Medley’s existing asset management business will continue to operate as a wholly owned subsidiary of the Company. Medley shareholders will receive 0.3836 shares of the Company’s common stock, $3.44 per share of cash consideration and $0.65 per share in special cash dividends for each share of Medley Class A common stock they hold. Medley LLC unitholders will convert their units into shares of Medley Class A common stock and will receive 0.3836 shares of the Company’s common stock, $3.44 per share of cash consideration and $0.35 per share in a special cash dividend for each share of Medley Class A common stock they hold.

As a condition to closing, the Company’s common stock will be listed to trade on the New York Stock Exchange. The mergers are cross conditioned upon each other and are subject to approval by the shareholders of the Company, MCC and Medley, regulators, including the SEC, other customary closing conditions and third party consents. Accordingly, we can provide no assurance that the mergers will be completed, that the mergers will not be delayed or that the terms of the mergers will not change.

F-151

Audit Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Medley Capital Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Medley Capital Corporation (the Company), including the consolidated schedules of investments, as of September 30, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows, for each of the three years in the period ended September 30, 2017. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2017 and 2016 by correspondence with the custodian, directly with designees of the portfolio companies and debt agents, as applicable, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Medley Capital Corporation at September 30, 2017 and 2016, and the consolidated results of its operations, changes in its net assets, and its cash flows, for each of the three years in the period ended September 30, 2017 in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Medley Capital Corporation’s internal control over financial reporting as of September 30, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated December 7, 2017 expressed an unqualified opinion thereon.

/s/ Ernst and Young LLP

New York, New York

December 7, 2017

F-152

Report on Internal Controls

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Medley Capital Corporation

We have audited Medley Capital Corporation’s internal control over financial reporting as of September 30, 2017, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the “COSO criteria”). Medley Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in Item 9A of Form 10-K, Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Medley Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of September 30, 2017, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, as of September 30, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows, for each of the three years in the period ended September 30, 2017, and our report dated December 7, 2017 expressed an unqualified opinion thereon.

/s/ Ernst and Young LLP

New York, New York

December 7, 2017

F-153

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	September 30, 2017	September 30, 2016
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $625,108,198 and $813,813,853, respectively)	$575,495,698	$767,302,020
Affiliated investments (amortized cost of $91,026,729 and $10,000,000, respectively)	90,071,365	10,000,000
Controlled investments (amortized cost of $197,918,352 and $189,077,188, respectively)	171,423,836	136,882,275
Total investments at fair value	836,990,899	914,184,295
Cash and cash equivalents	108,571,958	104,485,263
Interest receivable	9,371,048	8,982,154
Other assets	3,321,822	893,140
Fees receivable	765,756	1,403,383
Deferred offering costs	307,015	242,991
Receivable for dispositions and investments sold	231,895	689,379
Total assets	$959,560,393	$1,030,880,605

LIABILITIES
Revolving credit facility payable (net of debt issuance costs of $1,777,181 and $3,589,844, respectively)	$66,222,819	$10,410,156
Term loan payable (net of debt issuance costs of $1,045,895 and $2,196,756, respectively)	100,954,105	171,803,244
Notes payable (net of debt issuance costs of $4,122,533 and $4,629,649, respectively)	172,751,776	172,883,176
SBA debentures payable (net of debt issuance costs of $2,845,694 and $3,525,029, respectively)	147,154,306	146,474,971
Management and incentive fees payable (see Note 6)	4,312,004	4,558,619
Interest and fees payable	3,759,891	1,714,023
Accounts payable and accrued expenses	1,863,546	2,662,950
Deferred tax liability	911,936	2,003,724
Administrator expenses payable (see Note 6)	859,794	990,236
Deferred revenue	259,552	369,805
Due to affiliate	81,347	90,559
Total liabilities	$499,131,076	$513,961,463

Guarantees and Commitments (see Note 8)

NET ASSETS
Common stock, par value $0.001 per share, 100,000,000 common shares authorized, 54,474,211 and 54,474,211 common shares issued and outstanding, respectively	$54,474	$54,474
Capital in excess of par value	705,046,098	705,326,059
Accumulated undistributed net investment income	9,528,367	10,811,762
Accumulated net realized gain/(loss) from investments	(176,662,889)	(99,000,266)
Net unrealized appreciation/(depreciation) on investments, net of deferred taxes	(77,536,733)	(100,272,887)
Total net assets	460,429,317	516,919,142
Total liabilities and net assets	$959,560,393	$1,030,880,605

NET ASSET VALUE PER SHARE	$8.45	$9.49

See accompanying notes to consolidated financial statements.

F-154

Medley Capital Corporation

Consolidated Statements of Operations

	For the years ended September 30
	2017	2016	2015
INVESTMENT INCOME:
Interest from investments
Non-controlled/non-affiliated investments:
Cash	$65,398,561	$98,057,236	$125,023,291
Payment-in-kind	9,970,327	8,009,607	8,293,561
Affiliated investments:
Cash	1,950,454	667,000	1,138,652
Payment-in-kind	774,543	—	190,446
Controlled investments:
Cash	2,045,830	949,732	2,030,504
Payment-in-kind	5,099,935	4,531,210	1,670,033
Total interest income	85,239,650	112,214,785	138,346,487
Dividend income, net of provisional taxes ($0, $511,510 and $143,833, respectively)	4,232,453	1,046,476	107,434
Interest from cash and cash equivalents	163,599	32,242	5,805
Fee income (see Note 9)	6,620,376	7,455,466	10,736,376
Total investment income	96,256,078	120,748,969	149,196,102

EXPENSES:
Base management fees (see Note 6)	17,772,593	19,469,583	22,450,398
Incentive fees (see Note 6)	895,675	11,492,006	18,234,110
Interest and financing expenses	31,402,538	30,276,926	25,531,099
Administrator expenses (see Note 6)	3,848,299	3,915,506	4,106,806
General and administrative	2,555,448	2,336,025	1,931,881
Professional fees	2,192,210	2,276,902	2,865,187
Directors fees	646,758	543,847	578,587
Insurance	396,797	494,136	561,594
Expenses before management and incentive fee waivers	59,710,318	70,804,931	76,259,662
Management fee waiver (see Note 6)	(47,941)	(142,546)	—
Incentive fee waiver (see Note 6)	(43,663)	(3,504,103)	—
Total expenses net of management and incentive fee waivers	59,618,714	67,158,282	76,259,662
Net investment income before excise taxes	36,637,364	53,590,687	72,936,440
Excise tax expense	(267,183)	—	—
NET INVESTMENT INCOME	36,370,181	53,590,687	72,936,440

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments
Non-controlled/non-affiliated investments	(40,007,550)	(39,382,650)	(62,359,239)
Affiliated investments	3,391,500	—	1,449,030
Controlled investments	(36,470,249)	—	—
Net realized gain/(loss) from investments	(73,086,299)	(39,382,650)	(60,910,209)
Net unrealized appreciation/(depreciation) on investments
Non-controlled/non-affiliated investments	(7,611,264)	(4,571,897)	(14,329,084)
Affiliated investments	501,163	—	(1,491,516)
Controlled investments	28,754,467	(37,685,558)	(10,902,125)
Net unrealized appreciation/(depreciation) on investments	21,644,366	(42,257,455)	(26,722,725)
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	1,091,788	87,333	(61,329)
Loss on extinguishment of debt	(1,096,682)	—	—
Net gain/(loss) on investments	(51,446,827)	(81,552,772)	(87,694,263)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,076,646)	$(27,962,085)	$(14,757,823)

WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$(0.28)	$(0.50)	$(0.26)
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.67	$0.97	$1.27
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED (SEE NOTE 11)	54,474,211	55,399,646	57,624,779
DIVIDENDS DECLARED PER COMMON SHARE	$0.76	$1.12	$1.27

See accompanying notes to consolidated financial statements.

F-155

Medley Capital Corporation

Consolidated Statements of Changes in Net Assets

	For the years ended September 30
	2017	2016	2015
OPERATIONS:
Net investment income	$36,370,181	$53,590,687	$72,936,440
Net realized gain/(loss) from investments	(73,086,299)	(39,382,650)	(60,910,209)
Net unrealized appreciation/(depreciation) on investments	21,644,366	(42,257,455)	(26,722,725)
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	1,091,788	87,333	(61,329)
Loss on extinguishment of debt	(1,096,682)	—	—
Net increase/(decrease) in net assets from operations	(15,076,646)	(27,962,085)	(14,757,823)
SHAREHOLDER DISTRIBUTIONS:
Distributions from net investment income	(41,400,401)	(62,122,756)	(73,973,810)
Net decrease in net assets from shareholder distributions	(41,400,401)	(62,122,756)	(73,973,810)
COMMON SHARE TRANSACTIONS:
Offering costs	(12,778)	(46,429)	—
Repurchase of common stock under stock repurchase program (0, 1,862,941, and 2,396,132 shares, respectively)	—	(12,869,972)	(21,204,864)
Net increase/(decrease) in net assets from common share transactions	(12,778)	(12,916,401)	(21,204,864)
Total increase/(decrease) in net assets	(56,489,825)	(103,001,242)	(109,936,497)
Net assets at beginning of year	516,919,142	619,920,384	729,856,881
Net assets at end of year including accumulated undistributed net investment income of $9,528,367, $10,811,766 and $20,351,831, respectively	$460,429,317	$516,919,142	$619,920,384

Net asset value per common share	$8.45	$9.49	$11.00
Common shares outstanding at end of year	54,474,211	54,474,211	56,337,152

See accompanying notes to consolidated financial statements.

F-156

Medley Capital Corporation

Consolidated Statements of Cash Flows

	For the years ended September 30
	2017	2016	2015
Cash flows from operating activities
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$(15,076,646)	$(27,962,085)	$(14,757,823)
ADJUSTMENTS TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED/(USED) BY OPERATING ACTIVITIES:
Investment increases due to payment-in-kind interest	(14,743,799)	(14,442,519)	(10,443,996)
Net amortization of premium/(discount) on investments	(1,362,534)	(874,204)	(1,692,973)
Amortization of debt issuance costs	4,587,474	3,550,181	2,593,026
Net realized (gain)/loss from investments	73,086,299	39,382,650	60,910,209
Loss on extinguishment of debt	1,096,682	—	—
Net deferred income taxes	(1,091,788)	206,368	205,211
Net unrealized (appreciation)/depreciation on investments	(21,644,366)	42,257,455	26,722,725
Proceeds from sale and settlements of investments	281,354,722	333,056,400	260,419,011
Purchases, originations and participations	(239,496,926)	(97,472,088)	(306,468,674)
(Increase)/decrease in operating assets:
Interest receivable	(388,894)	560,393	3,552,956
Other assets	(2,428,682)	(336,853)	94,750
Fees receivable	637,627	(13,749)	540,445
Receivable for dispositions and investments sold	457,484	(110,511)	13,710,742
Increase/(decrease) in operating liabilities:
Management and incentive fees payable, net	(246,615)	(5,403,915)	(482,277)
Interest and fees payable	2,045,868	400,092	(782,240)
Accounts payable and accrued expenses	(799,404)	159,508	173,198
Administrator expenses payable	(130,442)	(10,610)	(11,620)
Deferred revenue	(110,253)	(32,224)	136,536
Due to affiliate	(9,212)	(18,605)	69,600
Payable for investments purchased, originated and participated	—	—	(54,995,000)
NET CASH PROVIDED/(USED) BY OPERATING ACTIVITIES	65,736,595	272,895,684	(20,506,194)

Cash flows from financing activities
Offering costs paid	(76,805)	(80,944)	—
Repurchase of common stock under stock repurchase program	—	(12,869,972)	(21,204,864)
Borrowings on debt	213,863,443	147,112,825	206,000,000
Paydowns on debt	(232,500,000)	(251,800,000)	(107,300,000)
Debt issuance costs paid	(1,536,137)	(4,363,830)	(4,032,364)
Payments of cash dividends	(41,400,401)	(62,122,756)	(73,973,810)
NET CASH PROVIDED/(USED) BY FINANCING ACTIVITIES	(61,649,900)	(184,124,677)	(511,038)

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	4,086,695	88,771,007	(21,017,232)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	104,485,263	15,714,256	36,731,488
CASH AND CASH EQUIVALENTS, END OF YEAR	$108,571,958	$104,485,263	$15,714,256

Supplemental Information:
Interest paid during the year	$24,692,824	$26,249,761	$23,643,303
Supplemental non-cash information:
Payment-in-kind interest income	$15,844,805	$12,540,818	$10,154,040
Net amortization of premium/(discount) on investments	$1,362,534	$874,204	$1,692,973
Amortization of debt issuance costs	$(4,587,474)	$(3,550,181)	$(2,593,026)
Non-cash purchase of investments	$118,256,477	$31,883,728	$—
Non-cash sale of investments	$118,256,477	$31,883,728	$—

See accompanying notes to consolidated financial statements.

F-157

Medley Capital Corporation

Consolidated Schedule of Investments

September 30, 2017

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Non-Controlled/Non-Affiliated Investments:

3SI Security Systems, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)	6/16/2023	17,500,000	17,500,000	17,500,000	3.8%
				17,500,000	17,500,000	17,500,000

Accupac, Inc.(7)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 4.50% Cash, 1.00% LIBOR Floor)(13)(18)	9/14/2023	9,887,670	9,887,670	9,887,670	2.2%
				9,887,670	9,887,670	9,887,670

Advanced Diagnostic Holdings, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	12/11/2020	14,776,537	14,776,537	14,776,537	3.2%
				14,776,537	14,776,537	14,776,537

American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	9/25/2023	6,500,000	6,500,000	6,578,000	1.4%
				6,500,000	6,500,000	6,578,000

Autosplice, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(14)	6/30/2019	14,262,133	14,262,133	14,342,001	3.1%
				14,262,133	14,262,133	14,342,001

Avantor Performance Materials Holdings, LLC	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan (LIBOR + 8.25% Cash, 1.00% LIBOR Floor)(13)	3/10/2025	1,000,000	990,465	1,020,000	0.2%
				1,000,000	990,465	1,020,000

Barry’s Bootcamp Holdings, LLC(7)	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	7/14/2022	7,628,570	7,628,570	7,628,570	1.7%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	7/14/2022	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)(17)	7/14/2022	—	—	—	0.0%
				7,628,570	7,628,570	7,628,570

Be Green Packaging, LLC	Containers, Packaging & Glass	Equity - 417 Common Units		—	416,250	—	0.0%
				—	416,250	—

Black Angus Steakhouses, LLC(7)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	4/24/2020	7,700,893	7,700,893	7,375,190	1.6%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	4/24/2020	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)(17)	4/24/2020	376,360	376,360	343,324	0.1%
				8,077,253	8,077,253	7,718,514

F-158

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Central States Dermatology Services, LLC(7)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	4/20/2022	1,087,248	1,087,248	1,087,248	0.2%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)(18)	4/20/2022	155,930	155,930	155,930	0.0%
				1,243,178	1,243,178	1,243,178

Comfort Holding, LLC	Consumer goods: Durable	Senior Secured Second Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(13)	2/3/2025	1,000,000	961,738	850,200	0.2%
				1,000,000	961,738	850,200

CP OPCO, LLC(7)	Services: Consumer	Senior Secured First Lien Term Loan B (ABR + 5.50% PIK, 4.25% ABR Floor)(10)	3/31/2019	1,244,335	1,210,237	338,459	0.1%
		Senior Secured First Lien Term Loan C (ABR + 8.50% PIK, 4.25% ABR Floor)(10)	3/31/2019	9,088,659	4,060,507	—	0.0%
		Preferred Facility (ABR + 7.00% PIK, 3.75% ABR Floor)(10)	3/31/2019	5,297,476	—	—	0.0%
		Revolving Credit Facility (ABR + 3.50% Cash, 4.25% ABR Floor)	3/31/2019	—	—	—	0.0%
		Equity - 232 Common Units		—	—	—	0.0%
				15,630,470	5,270,744	338,459

CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(13)	7/26/2025	5,000,000	4,975,352	4,975,000	1.1%
				5,000,000	4,975,352	4,975,000

Crow Precision Components, LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	9/30/2019	13,277,500	13,277,500	13,246,962	2.9%
		Equity - 350 Common Units		—	700,000	273,808	0.1%
				13,277,500	13,977,500	13,520,770

CT Technologies Intermediate Holdings, Inc.(12)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(13)	12/1/2022	7,500,000	7,500,000	7,500,000	1.6%
				7,500,000	7,500,000	7,500,000

DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 8.50% PIK, 1.50% LIBOR Floor)(14)	11/10/2019	4,005,143	4,005,143	4,005,143	0.9%
		Senior Secured First Lien Term Loan B (LIBOR + 11.00% PIK, 1.50% LIBOR Floor)(14)	11/10/2019	14,732,716	14,732,716	14,732,716	3.2%
		Senior Secured First Lien Term Loan C (LIBOR + 12.25% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	12,751,998	11,600,575	6,375,999	1.4%
		Senior Secured First Lien Term Loan D (LIBOR + 13.25% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	11,956,119	4,701,476	—	0.0%
		Equity - 1,230,769 Class A Units		—	1,230,769	—	0.0%
				43,445,976	36,270,679	25,113,858

Dream Finders Homes, LLC	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)(16)	10/1/2018	3,460,972	3,417,279	3,495,581	0.8%
		Preferred Equity (8.00% PIK)		3,571,500	3,571,500	3,571,500	0.8%
				7,032,472	6,988,779	7,067,081

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (13.50% PIK + LIBOR)(16)	6/6/2018	18,201,153	18,201,153	15,492,821	3.4%
				18,201,153	18,201,153	15,492,821

F-159

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Engineered Machinery Holdings, Inc.(7)	Capital Equipment	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(14)	7/18/2025	1,519,149	1,504,143	1,503,957	0.3%
		Senior Secured Second Lien Delayed Draw Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(14)(19)	7/18/2025	21,702	21,487	19,894	0.0%
				1,540,851	1,525,630	1,523,851

FKI Security Group, LLC(12)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	3/30/2020	11,656,250	11,656,250	11,656,250	2.5%
				11,656,250	11,656,250	11,656,250

Footprint Acquisition, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash)(15)	2/27/2020	5,117,626	5,117,626	5,117,626	1.1%
		Preferred Equity (8.75% PIK)		6,124,188	6,124,188	5,427,255	1.2%
		Equity - 150 Common Units		—	—	—	0.0%
				11,241,814	11,241,814	10,544,881

Freedom Powersports, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 1.50% LIBOR Floor)(14)	9/26/2019	12,410,000	12,410,000	12,517,967	2.7%
				12,410,000	12,410,000	12,517,967

Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(13)	2/7/2023	10,000,000	10,000,000	10,094,000	2.2%
				10,000,000	10,000,000	10,094,000

Global Accessories Group, LLC(12)	Consumer goods: Non-durable	Equity - 3.8% Membership Interest		—	151,337	151,339	0.0%
				—	151,337	151,339

Harrison Gypsum, LLC(12)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% PIK, 1.50% LIBOR Floor)(13)	12/21/2018	52,137,471	52,137,471	50,667,194	11.0%
				52,137,471	52,137,471	50,667,194

Heligear Acquisition Co.(8)	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)	10/15/2019	20,000,000	20,000,000	20,478,000	4.4%
				20,000,000	20,000,000	20,478,000

Imagine! Print Solutions LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan (LIBOR + 8.75% Cash, 1.00% LIBOR Floor)(14)	6/21/2023	3,000,000	2,956,403	2,955,000	0.6%
				3,000,000	2,956,403	2,955,000

Impact Sales, LLC(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(14)	12/30/2021	2,605,312	2,605,312	2,621,986	0.6%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(14)(18)	12/30/2021	119,711	119,711	125,307	0.0%
				2,725,023	2,725,023	2,747,293

InterFlex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)	8/18/2022	14,812,500	14,812,500	14,812,500	3.2%
				14,812,500	14,812,500	14,812,500

JD Norman Industries, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 12.25% Cash)(15)	3/6/2019	20,100,000	20,100,000	20,071,860	4.4%
				20,100,000	20,100,000	20,071,860

L & S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	2/15/2022	21,234,375	21,234,375	21,412,744	4.7%
				21,234,375	21,234,375	21,412,744

F-160

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)(16)	2/19/2019	13,865,893	13,531,508	13,386,133	2.9%
		Warrants - 0.98% of Outstanding Equity(21)	2/19/2024	—	955,680	—	0.0%
				13,865,893	14,487,188	13,386,133

Merchant Cash and Capital, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 13.00% Cash, 3.00% LIBOR Floor)(13)	5/31/2017	4,915,635	4,915,635	4,915,635	1.1%
		Senior Secured Second Lien Term Loan (17.00% PIK)(10)	5/4/2017	15,519,966	15,167,277	7,759,983	1.7%
				20,435,601	20,082,912	12,675,618

Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(14)	9/29/2020	35,278,846	35,278,846	35,278,846	7.7%
				35,278,846	35,278,846	35,278,846

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)(14)	12/31/2018	21,127,331	21,127,331	21,127,331	4.6%
				21,127,331	21,127,331	21,127,331

The Plastics Group, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	2/28/2019	21,755,233	21,755,233	18,992,318	4.1%
				21,755,233	21,755,233	18,992,318

Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(14)	10/11/2021	8,459,113	8,034,525	8,503,947	1.8%
		Senior Secured First Lien Term Loan A (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(14)	10/11/2021	2,808,500	2,808,500	2,823,385	0.6%
		Warrants - 1.56% of Outstanding Equity	1/9/2027	—	499,751	83,018	0.0%
				11,267,613	11,342,776	11,410,350

Point.360	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% PIK)(16)	7/8/2020	2,085,870	2,085,870	1,844,534	0.4%
		Equity - 479,283 Common Units(20)		—	129,406	38,343	0.0%
		Warrants - 2.8% of Outstanding Equity(21)	7/8/2020	—	52,757	21,103	0.0%
				2,085,870	2,268,033	1,903,980

Prince Mineral Holding Corp.(8)	Wholesale	Senior Secured First Lien Note (11.50% Cash)(21)	12/15/2019	6,800,000	6,767,560	7,066,560	1.5%
				6,800,000	6,767,560	7,066,560

Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)(14)	11/1/2019	17,000,000	17,000,000	16,117,700	3.5%
				17,000,000	17,000,000	16,117,700

SavATree, LLC(7)	Environmental Industries	Senior Secured First Lien Term Loan (LIBOR + 5.25% Cash, 1.00% LIBOR Floor)(14)(18)	6/2/2022	1,330,000	1,330,000	1,330,000	0.3%
				1,330,000	1,330,000	1,330,000

Sendero Drilling Company, LLC	Energy: Oil & Gas	Warrants - 5.52% of Outstanding Equity	3/18/2019	—	793,523	2,188,676	0.5%
				—	793,523	2,188,676

F-161

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Seotowncenter, Inc.(12)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	9/11/2019	23,697,976	23,697,976	23,697,976	5.1%
		Equity - 3,249.697 Common Units		—	500,000	419,731	0.1%
				23,697,976	24,197,976	24,117,707

SFP Holding, Inc.(7)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)(17)	9/1/2022	6,222,222	6,222,222	6,222,222	1.4%
		Equity - 1.42% Company Interest		—	600,000	600,000	0.1%
				6,222,222	6,822,222	6,822,222

Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(14)	7/31/2020	7,648,798	7,648,798	7,337,492	1.6%
				7,648,798	7,648,798	7,337,492

SMART Financial Operations, LLC(7)	Retail	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(14)	11/22/2021	2,775,000	2,775,000	2,848,500	0.6%
		Equity - 700,000 Class A Preferred Units		—	700,000	735,000	0.2%
				2,775,000	3,475,000	3,583,500

SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(14)	2/17/2022	7,462,500	7,462,500	7,527,424	1.6%
				7,462,500	7,462,500	7,527,424

Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.75% LIBOR Floor)(13)	8/19/2019	4,346,364	4,346,364	4,346,364	0.9%
		Equity - 263,814.43 Class A Units		—	263,814	205,775	0.0%
				4,346,364	4,610,178	4,552,139

Starfish Holdco, LLC	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	8/18/2025	4,000,000	3,940,532	3,940,000	0.9%
				4,000,000	3,940,532	3,940,000

Taylored Freight Services, LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)(14)	11/1/2017	14,895,052	14,895,052	14,895,052	3.2%
				14,895,052	14,895,052	14,895,052

Trans-Fast Remittance LLC(7)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)(17)	12/2/2021	3,567,857	3,567,857	3,661,282	0.8%
		Revolving Credit Facility (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)	12/2/2021	1,875,000	1,875,000	1,875,000	0.4%
				5,442,857	5,442,857	5,536,282

Velocity Pooling Vehicle, LLC(24)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.00% Cash, 1.00% LIBOR Floor)(9)	5/14/2021	1,958,668	1,109,768	1,091,958	0.2%
		Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(9)	5/13/2022	24,000,000	21,696,167	4,080,000	0.9%
				25,958,668	22,805,935	5,171,958

Watermill-QMC Midco, Inc.	Automotive	Equity - Partnership Interest(23)		—	518,283	672,213	0.1%
				—	518,283	672,213

F-162

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Wheels Up Partners LLC(12)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)(14)	10/15/2021	14,676,659	14,676,659	14,676,659	3.2%
				14,676,659	14,676,659	14,676,659

Subtotal Non-Controlled/Non-Affiliated Investments				$640,893,679	$625,108,198	$575,495,698

Affiliated Investments:

AAR Intermediate Holdings, LLC(7)	Energy: Oil & Gas	Senior Secured First Lien Term Loan A (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(14)	9/30/2021	8,984,232	8,984,232	8,984,232	2.0%
		Senior Secured First Lien Term Loan B (LIBOR + 8.00% PIK, 1.00% LIBOR Floor)(14)	9/30/2021	19,746,290	16,707,477	19,746,290	4.3%
		Revolving Credit Facility (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(14)(17)	9/30/2021	—	—	—	0.0%
		Equity - 21,562.16 Class A Units		—	—	—	0.0%
				28,730,522	25,691,709	28,730,522

Access Media Holdings, LLC(7)	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (5.00% Cash, 5.00% PIK)	7/22/2020	8,340,525	8,340,525	8,340,525	1.8%
		Preferred Equity Series A		1,600,000	1,600,000	—	0.0%
		Preferred Equity Series AA		800,000	800,000	—	0.0%
		Preferred Equity Series AAA		363,200	363,200	43,200	0.0%
		Equity - 16 Common Units		—	—	—	0.0%
				11,103,725	11,103,725	8,383,725

Brantley Transportation LLC(7)(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00% PIK)(10)	8/2/2017	11,355,575	9,000,000	7,719,520	1.7%
		Senior Secured First Lien Delayed Draw (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(13)	8/2/2017	668,105	668,105	668,105	0.1%
		Equity - 7.5 Common Units		—	—	—	0.0%
				12,023,680	9,668,105	8,387,625

JFL-NGS Partners, LLC	Construction & Building	Preferred Equity - A-2 Preferred (3.00% PIK)		30,552,190	30,552,190	30,552,190	6.6%
		Preferred Equity - A-1 Preferred (3.00% PIK)		3,953,700	3,953,700	3,953,700	0.9%
		Equity - 57,300 Class B Units		—	57,300	63,603	0.0%
				34,505,890	34,563,190	34,569,493

US Multifamily, LLC(11)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	1.5%
		Equity - 33,300 Preferred Units		—	3,330,000	3,330,000	0.7%
				6,670,000	10,000,000	10,000,000

Subtotal Affiliated Investments				$93,033,817	$91,026,729	$90,071,365

Controlled Investments:(5)

Capstone Nutrition(12)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(14)	9/25/2020	26,124,967	20,803,397	18,002,715	3.9%
		Senior Secured First Lien Delayed Draw (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(14)	9/25/2020	11,304,251	9,153,997	7,789,760	1.7%
		Equity - 4,664.6 Class B Units and 9,424.4 Class C Units		—	12	—	0.0%
		Equity - 2,932.3 Common Units		—	400,003	—	0.0%
				37,429,218	30,357,409	25,792,475

F-163

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
MCC Senior Loan Strategy JV I LLC(11)	Multisector Holdings	Equity - 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	56,087,500	56,137,946	12.2%
				—	56,087,500	56,137,946

NVTN LLC(7)(22)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 4.00% Cash, 1.00% LIBOR Floor)(13)	11/9/2020	3,505,990	3,505,990	3,505,990	0.8%
		Senior Secured First Lien Term Loan B (LIBOR + 9.25% PIK, 1.00% LIBOR Floor)(13)	11/9/2020	10,604,502	10,604,502	10,604,502	2.3%
		Senior Secured First Lien Term Loan C (LIBOR + 12.00% PIK, 1.00% LIBOR Floor)(13)	11/9/2020	6,518,046	6,518,046	6,518,046	1.4%
		Equity - 787.4 Class A Units		—	9,550,922	9,550,922	2.1%
				20,628,538	30,179,460	30,179,460

OmniVere, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 13.00% PIK)(10)(16)	5/5/2019	25,470,636	22,880,599	24,500,205	5.3%
		Senior Secured First Lien Term Loan (8.00% PIK)	5/5/2019	1,409,669	1,409,669	1,409,669	0.3%
		Unsecured Debt (8.00% PIK)(10)	7/24/2025	26,666,961	22,727,575	—	0.0%
		Equity - 5,055.56 Common Units		—	872,698	—	0.0%
				53,547,266	47,890,541	25,909,874

URT Acquisition Holdings Corporation	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(14)	5/2/2022	14,966,563	14,966,563	14,966,563	3.3%
		Preferred Equity (12.00% PIK)		5,500,000	5,500,000	5,500,000	1.2%
		Equity - 397,466 Common Units		—	12,936,879	12,937,518	2.8%
				20,466,563	33,403,442	33,404,081

Subtotal Controlled Investments				$132,071,585	$197,918,352	$171,423,836
Total Investments, September 30, 2017				$865,999,081	$914,053,279	$836,990,899	181.8%

(1)	All of our investments are domiciled in the United States. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $15,157,028, $82,394,835, and $67,237,807, respectively. The tax cost basis of investments is $903,754,350 as of September 30, 2017.
(4)	Percentage is based on net assets of $460,429,317 as of September 30, 2017.
(5)	Controlled Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(6)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy (see Note 4).
(7)	The investment has an unfunded commitment as of September 30, 2017 (see Note 8), and includes an analysis of the value of any unfunded commitments.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $27,544,560 and 5.9% of net assets as of September 30, 2017, and are considered restricted.
(9)	The interest rate on these loans is subject to the greater of a London Interbank Offering Rate (’‘LIBOR’’) floor, or 6 month LIBOR plus a base rate. The 6 month LIBOR as of September 30, 2017 was 1.50%.
(10)	The investment was on non-accrual status as of September 30, 2017.
(11)	The investment is not a qualifying asset as defined under Section 55(a) of 1940 Act, in a whole, or in part. As of September 30, 2017, 7.9% of the Company’s portfolio investments were non-qualifying assets.
(12)	A portion of this investment was sold via a participation agreement. The amount stated is the portion retained by Medley Capital Corporation (see Note 3).
(13)	The interest rate on these loans is subject to the greater of a LIBOR, or 1 month LIBOR plus a base rate. The 1 month LIBOR as of September 30, 2017 was 1.24%.

F-164

(14)	The interest rate on these loans is subject to the greater of a LIBOR floor, or 3 month LIBOR plus a base rate. The 3 month LIBOR as of September 30, 2017 was 1.33%.
(15)	The interest rate on these loans is subject to a 1 month LIBOR plus a base rate. The 1 month LIBOR as of September 30, 2017 was 1.24%.
(16)	The interest rate on these loans is subject to a 3 month LIBOR plus a base rate. The 3 month LIBOR as of September 30, 2017 was 1.33%.
(17)	This investment earns 0.50% commitment fee on all unused commitment as of September 30, 2017.
(18)	This investment earns 1.00% commitment fee on all unused commitment as of September 30, 2017.
(19)	This investment earns 7.25% commitment fee on all unused commitment as of September 30, 2017.
(20)	This investment represents a Level 1 security in the ASC 820 table as of September 30, 2017 (see Note 4).
(21)	This investment represents a Level 2 security in the ASC 820 table as of September 30, 2017 (see Note 4).
(22)	Investment changed its name from DLR Restaurants LLC during fiscal year 2017.
(23)	Represents 1.3% partnership interest in Watermill-QMC Partners, LP, and Watermill-EMI Partners, LP.
(24)	Refer to Note 16 for additional information regarding this investment.

See accompanying notes to consolidated financial statements.

F-165

Medley Capital Corporation

Consolidated Schedule of Investments

September 30, 2016(17)

Company(1)	Industry	Type of Investment(20)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Non-Controlled/Non-Affiliated Investments:

Access Media Holdings, LLC(7)(9)	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (10.00%)	7/22/2020	7,929,093	7,929,092	7,832,358	1.5%
		Preferred Equity Series A		1,600,000	1,600,000	—	0.0%
		Preferred Equity Series AA		616,000	616,000	—	0.0%
		Equity - 16 Common Units		—	—	—	0.0%
				10,145,093	10,145,092	7,832,358

Accupac, Inc.	Containers, Packaging & Glass	Senior Secured Second Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(18)	7/14/2020	27,000,000	27,000,000	27,000,000	5.2%
				27,000,000	27,000,000	27,000,000

Advanced Diagnostic Holdings, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 8.75% Cash, 0.875% LIBOR Floor)(19)	12/11/2020	15,262,608	15,262,608	15,701,560	3.0%
				15,262,608	15,262,608	15,701,560

Albertville Quality Foods, Inc.(12)	Beverage & Food	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor, 3.00% LIBOR Cap)(18)	10/31/2018	15,972,097	15,972,097	16,131,818	3.1%
				15,972,097	15,972,097	16,131,818

Autosplice, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(19)	6/30/2019	14,441,783	14,441,784	14,489,296	2.8%
				14,441,783	14,441,784	14,489,296

Backcountry.com, LLC	Retail	Senior Secured First Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(19)	6/30/2020	2,551,042	2,551,042	2,576,552	0.5%
				2,551,042	2,551,042	2,576,552

Be Green Packaging, LLC	Containers, Packaging & Glass	Equity - 417 Common Units		—	416,250	—	0.0%
				—	416,250	—

Black Angus Steakhouses, LLC(7)(9)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)	4/24/2020	7,906,250	7,906,250	7,721,117	1.5%
		Senior Secured First Lien Delayed Draw (LIBOR + 9.00%, 1.00% LIBOR Floor)	4/24/2020	—	—	—	0.0%
		Revolver (LIBOR + 9.00%, 1.00% LIBOR Floor)(15)	4/24/2020	446,429	446,429	441,911	0.1%
				8,352,679	8,352,679	8,163,028

Brantley Transportation LLC(7)(9)(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00% PIK)(10)	8/2/2017	10,060,902	9,051,055	5,351,092	1.0%
		Senior Secured First Lien Delayed Draw (LIBOR + 5.00%, 1.00% LIBOR Floor)	8/2/2017	637,500	637,500	637,500	0.1%
		Equity - 7.5 Common Units	8/2/2017	—	—	—	0.0%
				10,698,402	9,688,555	5,988,592

ConvergeOne Holdings Corporation	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(19)	6/17/2021	12,500,000	12,406,960	12,458,500	2.4%
				12,500,000	12,406,960	12,458,500

F-166

Company(1)	Industry	Type of Investment(20)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

CP OPCO LLC(7)(9)	Services: Consumer	Senior Secured First Lien Term Loan A (LIBOR + 4.50% Cash, 1.00% LIBOR Floor)(13)(19)	3/31/2019	2,805,273	2,805,273	2,805,273	0.6%
		Senior Secured First Lien Term Loan B (LIBOR + 4.50% Cash, 1.00% LIBOR Floor)(13)(19)	3/31/2019	1,168,864	1,168,864	1,168,864	0.2%
		Senior Secured First Lien Term Loan C (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(6)(10)(19)	3/31/2019	8,204,394	4,063,090	4,102,197	0.8%
		Preferred Credit Facility (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(6)(10)(19)	3/31/2019	5,107,884	—	—	0.0%
		Revolving Credit Facility (LIBOR + 4.50% Cash, 1.00% LIBOR Floor)(19)	3/31/2019	725,552	725,552	725,552	0.1%
		Revolving Credit Facility (ABR + 3.50% Cash, 3.50% ABR Floor)(14)	3/31/2019	638,486	638,485	638,486	0.1%
		Equity - 232 Common Units	3/31/2019	—	—	—	0.0%
				18,650,453	9,401,264	9,440,372

Crow Precision Components, LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	9/30/2019	13,540,000	13,540,000	13,540,000	2.6%
		Equity - 350 Common Units		—	700,000	414,305	0.1%
				13,540,000	14,240,000	13,954,305

DHISCO Electronic Distribution, Inc.(7)(9)(12)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 9.00%, 1.50% LIBOR Floor)	11/10/2019	31,238,095	31,238,095	29,545,615	5.7%
		Senior Secured First Lien Term Loan B (10.50% PIK)	2/10/2018	6,982,024	6,982,024	6,587,260	1.3%
		Revolving Credit Facility (LIBOR + 9.00%, 1.50% LIBOR Floor)(16)	5/10/2017	—	—	—	0.0%
		Equity - 1,230,769 Class A Units		—	1,230,769	70,624	0.0%
				38,220,119	39,450,888	36,203,499

DLR Restaurants LLC(12)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (13.00% Cash, 2.50% PIK)	4/18/2018	24,117,310	24,117,310	23,958,859	4.6%
		Unsecured Debt (12.00% Cash, 4.00% PIK)	4/18/2018	287,531	287,531	279,604	0.1%
				24,404,841	24,404,841	24,238,463

Dream Finders Homes, LLC	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)	10/1/2018	7,093,318	7,009,174	7,071,897	1.4%
		Equity - 5,000 Common Units	10/1/2018	—	180,000	1,619,379	0.3%
				7,093,318	7,189,174	8,691,276

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor, 1.50% PIK)(18)	3/6/2018	16,046,050	16,046,050	13,307,952	2.6%
				16,046,050	16,046,050	13,307,952

Essex Crane Rental Corp.(12)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(19)	5/13/2019	23,190,922	20,460,116	1,159,546	0.2%
				23,190,922	20,460,116	1,159,546

FKI Security Group LLC(12)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(19)	3/30/2020	14,531,250	14,531,250	14,605,650	2.8%
				14,531,250	14,531,250	14,605,650

Footprint Acquisition LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash)(18)	2/27/2020	5,250,102	5,250,102	5,340,509	1.0%
		Preferred Equity (8.75% PIK)		5,749,795	5,749,795	5,749,508	1.1%
		Equity - 150 Common Units		—	—	1,171,650	0.2%
				10,999,897	10,999,897	12,261,667

F-167

Company(1)	Industry	Type of Investment(20)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Freedom Powersports LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.75% Cash, 1.50% LIBOR Floor)(19)	9/26/2019	13,890,000	13,890,000	14,167,800	2.7%
				13,890,000	13,890,000	14,167,800

Harrison Gypsum, LLC(12)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)(18)	12/21/2018	53,776,985	53,776,985	51,930,283	10.1%
				53,776,985	53,776,985	51,930,283

Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)	10/15/2019	20,000,000	20,000,000	21,047,400	4.1%
				20,000,000	20,000,000	21,047,400

JD Norman Industries, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 12.25% Cash)(18)	3/6/2019	21,300,000	21,300,000	20,219,025	3.9%
				21,300,000	21,300,000	20,219,025

Jordan Reses Supply Company, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 11.00%, 1.00% LIBOR Floor)	4/24/2020	20,000,000	20,000,000	20,400,000	4.0%
				20,000,000	20,000,000	20,400,000

Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)(19)	2/19/2019	16,053,472	15,515,186	15,077,260	2.9%
		Warrants - 0.98% of Outstanding Equity(22)	2/19/2024	—	955,680	120,000	0.0%
				16,053,472	16,470,866	15,197,260

LSF9 Atlantis Holdings, LLC	Retail	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)	1/15/2021	9,750,000	9,661,163	9,988,485	1.9%
				9,750,000	9,661,163	9,988,485

Merchant Cash and Capital, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Delayed Draw (LIBOR + 8.00% Cash, 3.00% LIBOR Floor)(18)	12/4/2016	17,033,522	17,033,522	17,033,522	3.3%
		Senior Secured Second Lien Term Loan (12.00% Cash)	5/4/2017	15,000,000	15,000,000	14,999,250	2.9%
				32,033,522	32,033,522	32,032,772

Miratech Intermediate Holdings, Inc.(12)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(18)	5/9/2019	12,695,105	12,695,105	12,478,272	2.5%
				12,695,105	12,695,105	12,478,272

Momentum Telecom, Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(18)	3/10/2019	12,593,281	12,593,281	12,719,213	2.5%
				12,593,281	12,593,281	12,719,213

Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(19)	9/29/2020	35,278,846	35,278,846	35,631,635	6.9%
				35,278,846	35,278,846	35,631,635

Nielsen & Bainbridge, LLC	Consumer goods: Durable	Senior Secured Second Lien Term Loan (LIBOR + 9.25% Cash, 1.00% LIBOR Floor)(18)	8/15/2021	25,000,000	25,000,000	24,696,000	4.8%
				25,000,000	25,000,000	24,696,000

F-168

Company(1)	Industry	Type of Investment(20)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
NorthStar Group Services, Inc.	Construction & Building	Unsecured Debt (2.5% Cash, 15.5% PIK)	10/24/2019	26,107,691	26,107,691	26,042,683	5.0%
				26,107,691	26,107,691	26,042,683

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)	12/31/2018	20,661,469	20,661,469	20,245,760	3.9%
				20,661,469	20,661,469	20,245,760

The Plastics Group, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	2/28/2019	21,867,506	21,867,506	21,457,709	4.2%
				21,867,506	21,867,506	21,457,709

Point.360	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash)	7/8/2020	1,953,269	1,953,269	1,849,160	0.4%
		Equity - 479,283 Common Units(21)		—	129,406	359,462	0.1%
		Warrants - 2.8% of Outstanding Equity(22)	7/8/2020	—	52,757	243,317	0.1%
				1,953,269	2,135,432	2,451,939

Prestige Industries LLC	Services: Business	Senior Secured Second Lien Term Loan (10.00% Cash, 3.00% PIK)(10)	11/1/2017	7,679,806	7,596,895	2,818,258	0.6%
		Warrants - 0.63% of Outstanding Equity	11/1/2017	—	151,855	—	0.0%
				7,679,806	7,748,750	2,818,258

Prince Mineral Holding Corp.(8)	Wholesale	Senior Secured First Lien Note (11.50%)(22)	12/15/2019	6,800,000	6,755,409	6,375,000	1.2%
				6,800,000	6,755,409	6,375,000

Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)(18)	11/1/2019	17,000,000	17,000,000	14,092,830	2.7%
				17,000,000	17,000,000	14,092,830

Response Team Holdings, LLC	Construction & Building	Preferred Equity (12.00% PIK)(10)		6,256,390	5,796,950	3,262,707	0.6%
		Warrants - 7.2% of Outstanding Equity	3/28/2019	—	429,012	—	0.0%
				6,256,390	6,225,962	3,262,707

Safeworks, LLC(12)	Capital Equipment	Unsecured Debt (12.00% Cash)	1/31/2020	15,000,000	15,000,000	15,150,000	2.9%
				15,000,000	15,000,000	15,150,000

Sendero Drilling Company, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash)(18)	3/18/2019	3,996,312	3,545,039	4,076,238	0.8%
		Warrants - 5.52% of Outstanding Equity	3/18/2019	—	793,523	5,399,817	1.1%
				3,996,312	4,338,562	9,476,055

Seotowncenter, Inc.(12)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(19)	9/11/2019	24,699,566	24,699,566	24,212,737	4.7%
		Equity - 3,249.697 Common Units		—	500,000	139,602	0.0%
				24,699,566	25,199,566	24,352,339

Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(19)	7/31/2020	8,073,731	8,073,731	8,151,400	1.6%
				8,073,731	8,073,731	8,151,400

Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 0.75% LIBOR Floor)(18)	8/19/2019	5,090,909	5,090,909	5,090,909	1.0%
		Equity - 263,814.43 Class A Units		—	263,815	125,830	0.0%
				5,090,909	5,354,724	5,216,739

F-169

Company(1)	Industry	Type of Investment(20)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
T Residential Holdings, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (12.00%)	3/28/2019	18,500,000	18,500,000	18,542,920	3.6%
				18,500,000	18,500,000	18,542,920

Taylored Freight Services, LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)(19)	11/1/2017	15,040,795	15,040,796	14,841,956	2.9%
				15,040,795	15,040,796	14,841,956

Tenere Acquisition Corp.(7)(9)	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	12/15/2017	11,051,371	11,051,371	11,181,885	2.2%
				11,051,371	11,051,371	11,181,885

Transtelco, Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor)(18)	11/19/2017	18,672,000	18,672,000	18,837,434	3.7%
				18,672,000	18,672,000	18,837,434

Velocity Pooling Vehicle, LLC	Automotive	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(18)	5/13/2022	24,000,000	21,333,743	12,795,840	2.5%
				24,000,000	21,333,743	12,795,840

Watermill-QMC Midco, Inc.	Automotive	Equity - 1.3% Partnership Interest		—	488,332	641,888	0.1%
				—	488,332	641,888

Wheels Up Partners LLC(12)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)(19)	10/15/2021	16,598,494	16,598,494	16,654,099	3.2%
				16,598,494	16,598,494	16,654,099

Subtotal Non-Controlled/Non-Affiliated Investments				$825,021,074	$813,813,853	$767,302,020

Affiliated Investments:

US Multifamily, LLC(11)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	1.3%
		Equity - 33,300 Preferred Units		—	3,330,000	3,330,000	0.7%
				6,670,000	10,000,000	10,000,000

Subtotal Affiliated Investments				$6,670,000	$10,000,000	$10,000,000

Controlled Investments:(5)

AAR Intermediate Holdings, LLC(7)(9)(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan A (LIBOR + 5.00%, 1.00% LIBOR Floor)(19)	9/30/2021	8,984,232	8,984,232	8,984,232	1.7%
		Senior Secured First Lien Term Loan B (LIBOR + 8.00% PIK, 1.00% LIBOR Floor)(19)	9/30/2021	18,451,002	14,890,698	14,889,405	2.9%
		Revolving Credit Facility (LIBOR + 5.00%, 1.00% LIBOR Floor)	9/30/2021	—	—	—	0.0%
		Equity - 21,562.16 Class A Units		—	—	—	0.0%
				27,435,234	23,874,930	23,873,637

F-170

Company(1)	Industry	Type of Investment(20)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Capstone Nutrition(12)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(19)	4/28/2019	22,784,841	20,803,397	14,615,564	2.8%
		Senior Secured First Lien Delayed Draw (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(19)	4/28/2019	9,858,981	9,153,997	6,324,142	1.2%
		Equity - 4,664.6 Class B Units and 9,424.4 Class C Units		—	12	—	0.0%
		Equity - 2,932.3 Common Units		—	400,003	—	0.0%
				32,643,822	30,357,409	20,939,706

Lydell Jewelry Design Studio, LLC(7)(9)(12)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 5.50% Cash, 7.50% PIK, 1.50% LIBOR Floor)(10)(18)	9/13/2018	15,576,447	14,269,868	5,707,522	1.1%
		Senior Secured First Lien Term Loan (LIBOR + 5.00% Cash, 1.50% LIBOR Floor)(18)	9/13/2018	1,500,000	1,500,000	1,500,000	0.3%
		Warrants - 13.3% of Outstanding Equity	9/13/2018	—	—	—	0.0%
		Equity - 4,324,951.76 Common Units		—	—	—	0.0%
				17,076,447	15,769,868	7,207,522

MCC Senior Loan Strategy JV I LLC(11)	Multisector Holdings	Equity - 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	32,112,500	31,252,416	6.0%
				—	32,112,500	31,252,416

OmniVere, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 13.00% PIK)(19)	5/5/2019	22,360,258	22,053,015	22,360,258	4.3%
		Unsecured Debt (8.00% PIK)(10)	7/24/2025	22,808,291	20,754,889	11,336,861	2.2%
		Equity - 5,055.56 Common Units	5/5/2019	—	872,698	—	0.0%
				45,168,549	43,680,602	33,697,119

United Road Towing, Inc.	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.00% PIK)	2/21/2020	18,725,607	18,725,607	18,725,607	3.6%
		Preferred Equity Class C (8.00% PIK)(10)		18,802,789	16,337,178	1,186,268	0.2%
		Preferred Equity Class C-1 (8.00% PIK)(10)		2,990,965	2,456,143	—	0.0%
		Preferred Equity Class A-2 (8.00% PIK)(10)		5,409,618	4,664,855	—	0.0%
		Equity - 65,809.73 Class B Common Units		—	1,098,096	—	0.0%
				45,928,979	43,281,879	19,911,875

Subtotal Controlled Investments				$168,253,031	$189,077,188	$136,882,275

Total Investments, September 30, 2016				$999,944,105	$1,012,891,041	$914,184,295	176.9%

(1)	All of our investments are domiciled in the United States. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $20,555,594, $106,924,771 and $86,369,177, respectively. The tax cost basis of investments is $998,987,296 as of September 30, 2016.

F-171

(4)	Percentage is based on net assets of $516,919,142 as of September 30, 2016.
(5)	Controlled Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(6)	This investment may accrue PIK interest at the election of the Borrower (LIBOR + 9.50%, 1.00% LIBOR Floor) and is determined at the end of the rate setting period.
(7)	The investment has an unfunded commitment as of September 30, 2016 (see Note 8).
(8)	Securities are exempt from registration under Rule 144a of the Securities Act of 1933. This security represents a fair value of $6,375,000 and 1.2% of net assets as of September 30, 2016 and is considered restricted.
(9)	Includes an analysis of the value of any unfunded loan commitments.
(10)	The investment was on non-accrual status as of September 30, 2016.
(11)	The investment is not a qualifying asset as defined under Section 55(a) of 1940 Act, in a whole, or in part.

(12)	A portion of this investment was sold via a participation agreement. The amount stated is the portion retained by Medley Capital Corporation (see Note 3).
(13)	This investment may accrue PIK interest at the election of the Borrower (LIBOR + 6.50%, 1.00% LIBOR Floor) and is determined at the end of the rate setting period.
(14)	The interest rate on these loans is subject to an alternate base rate (“ABR”) plus a spread. As the interest rate is subject to a minimum ABR Floor which was greater than the ABR rate at September 30, 2016, the prevailing rate in effect at September 30, 2016 was the spread plus the ABR Floor.
(15)	The investment earns 0.50% commitment fee on all unused commitment. At September 30, 2016, there was $446,429 of unused commitment.
(16)	The investment earns 0.50% commitment fee on all unused commitment. At September 30, 2016, there was $1,904,762 of unused commitment.
(17)	The September 30, 2016 presentation has been revised to conform to the current year presentation.
(18)	The interest rate on these loans is subject to a base rate plus 1 Month LIBOR, which at September 30, 2016 was 0.52%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 1 Month LIBOR rate at September 30, 2016, the prevailing rate in effect at September 30, 2016 was the base rate plus the LIBOR Floor.
(19)	The interest rate on these loans is subject to a base rate plus 3 Month LIBOR, which at September 30, 2016 was 0.84%. As the interest rate is subject to a minimum LIBOR Floor which was greater than the 3 Month LIBOR rate at September 30, 2016, the prevailing rate in effect at September 30, 2016 was the base rate plus the LIBOR Floor.
(20)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy (see Note 4).
(21)	This investment represents a Level 1 security in the ASC 820 table as of September 30, 2016 (see Note 4).
(22)	This investment represents a Level 2 security in the ASC 820 table as of September 30, 2016 (see Note 4).

See accompanying notes to consolidated financial statements.

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MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements

September 30, 2017

Note 1. Organization

Medley Capital Corporation (the “Company”, “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company has elected and qualified to be treated, for U.S. federal income tax purposes, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed and advised by MCC Advisors LLC (“MCC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), pursuant to an investment management agreement. MCC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. We use the term “Medley” to refer collectively to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation, and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ option to purchase additional shares. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “MCC”.

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company, in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of the LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On February 23, 2012, MOF LTD and MOF LP collectively sold 4,406,301 shares of common stock in an underwritten public offering. See Note 7 for further information.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), a Delaware limited partnership which we own directly and through our wholly-owned subsidiary, Medley SBIC GP LLC, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958, as amended.

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies fund acquisitions, growth or refinancing. The portfolio generally consists of senior secured first lien term loans and senior secured second lien term loans. In some of our investments, we will receive warrants or other equity participation features which we believe will have the potential to increase the total investment returns.

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Note 2. Significant Accounting Policies

Basis of Presentation

The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the consolidated accounts of the Company and its wholly-owned subsidiary SBIC LP and its wholly-owned Taxable Subsidiaries. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiaries, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Article 10 of Regulation S-X of the Securities Act of 1933. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications, which are of a normal recurring nature, that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

As of September 30, 2017, $108.6 million is invested in an interest-bearing money market account, which is a Level 1 investment (see Note 4).

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the public offering and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These amounts are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective or expensed upon expiration of the registration statement.

Debt Issuance Costs

Debt issuance costs, incurred in connection with our credit facilities, unsecured notes and SBA Debentures (see Note 5) are deferred and amortized over the life of the respective facility or instrument.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no material claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. Dividend income, which represents dividends from equity investments and distributions from Taxable Subsidiaries, is recorded on the ex-dividend date and when the distribution is received, respectively.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the years ended September 30, 2017, 2016, and 2015, the Company earned approximately $15.8 million, $12.5 million, and $10.2 million in PIK interest, respectively.

Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income when we become entitled to such fees. Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon repayment of debt. Administrative agent fees received by the Company are capitalized as deferred revenue and recorded as fee income when the services are rendered. Fee income for the years ended September 30, 2017, 2016, and 2015 was approximately $6.6 million, $7.5 million, and $10.7 million, respectively (see Note 9).

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Investment transactions are accounted for on a trade date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. During the years ended September 30, 2017 and September 30, 2016, $42.9 million and $15.7 million, respectively, of our realized losses were related to certain non-cash restructuring transactions, which is recorded on the Consolidated Statements of Operations as a component of net realized gain/(loss) from investments. There were no realized gains or losses related to such non-cash restructuring transactions for the year ended September 30, 2015. The Company reports changes in fair value of investments as a component of the net unrealized appreciation/(depreciation) on investments in the Consolidated Statements of Operations.

Management reviews all loans that become 90 days or more past due on principal or interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Interest receivable is analyzed regularly and may be reserved against when deemed uncollectible. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At September 30, 2017, certain investments in six portfolio companies held by the Company were on non-accrual status with a combined fair value of approximately $72.5 million, or 8.7% of the fair value of our portfolio. At September 30, 2016, certain investments in nine portfolio companies held by the Company were on non-accrual status with a combined fair value of approximately $55.9 million, or 6.1% of the fair value of our portfolio. At September 30, 2015, certain investments in three portfolio companies held by the Company were on non-accrual status with a combined fair value of approximately $25.5 million, or 2.1% of the fair value of our portfolio.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotations, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

Investments in investment funds are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment fund, which is net of management and incentive fees or allocations charged by the investment fund and is in accordance with the “practical expedient”, as defined by FASB Accounting Standards Update (“ASU”) 2009-12,  Investments in Certain Entities that Calculate Net Asset Value per Share . NAVs received by, or on behalf of, management of each investment fund are based on the fair value of the investment funds’ underlying investments in accordance with policies established by management of each investment fund, as described in each of their financial statements and offering memorandum.

The methodologies utilized by the Company in estimating the fair value of its investments categorized as Level 3 generally fall into the following two categories:

●	The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable (that is, similar) assets, liabilities, or a group of assets and liabilities, such as a business.

●	The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the income approach is used, the fair value measurement reflects current market expectations about those future amounts.

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The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. The Company uses a market yield analysis under the Income Approach or an enterprise model of valuation under the Market Approach, or a combination thereof. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis, which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments include, among other things:

●	valuations of comparable public companies (“Guideline Comparable Approach”),

●	recent sales of private and public comparable companies (“Guideline Comparable Approach”),

●	recent acquisition prices of the company, debt securities or equity securities (“Acquisition Price Approach”),

●	external valuations of the portfolio company, offers from third parties to buy the company (“Estimated Sales Proceeds Approach”),

●	subsequent sales made by the company of its investments (“Expected Sales Proceeds Approach”); and

●	estimating the value to potential buyers.

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments include:

●	discounting the forecasted cash flows of the portfolio company or securities (Discounted Cash Flow (“DCF”) Approach); and

●	Black-Scholes model or simulation models or a combination thereof (Income Approach - Option Model) with respect to the valuation of warrants.

For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model (Market Approach - Expected Recovery Analysis or Estimated Liquidation Proceeds).

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

●	our quarterly valuation process begins with each portfolio investment being internally valued by the valuation professionals;

●	preliminary valuation conclusions are then documented and discussed with senior management; and

●	an independent valuation firm engaged by our board of directors reviews approximately one third of these preliminary valuations each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of our investments are subject to the following valuation process:

●	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and

●	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of our financial instruments, including cash and cash equivalents, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of our long-term obligations are discussed in Note 5.

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Recent Accounting Pronouncements

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. Management has adopted the amendments to Regulation S-X and included required disclosures in the Company’s consolidated financial statements and related disclosures.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which provides that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. To achieve this core principle, an entity should apply the following steps: (1) identify the contracts with a customer, (2) identify the performance obligations in the contracts, (3) determine the transaction prices, (4) allocate the transaction prices to the performance obligations in the contracts, and (5) recognize revenue when, or as, the entity satisfies a performance obligation. The guidance also requires advanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. The new standard will become effective for the Company on October 1, 2018, with early application permitted to the effective date of October 1, 2017. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of the standard on its ongoing financial reporting. The guidance does not apply to revenue associated with financial instruments, including loans and notes that are accounted for under other U.S. GAAP. As a result, the Company does not expect the new revenue recognition guidance to have a material impact on the elements of its consolidated statements of operations, most closely associated with financial instruments, including realized gains, fees, interest and dividend income. The Company plans to adopt the revenue recognition guidance in the first quarter of fiscal year 2019. The Company’s implementation efforts include the identification of revenue within the scope of the guidance, as well as the evaluation of revenue contracts and related accounting policies. While the Company has not yet identified any material changes in the timing of revenue recognition, the Company’s review is ongoing, and it continues to evaluate the presentation of certain contract costs.

In August 2014, the FASB released Accounting Standards Update 2014-15, Presentation of Financial Statements — Going Concern (Subtopic 205-40) (“ASU 2014-15”). ASU 2014-15 requires the Company to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within the one year period subsequent to the date that the financial statements are issued or within the one year period subsequent the date that the financial statements are available to be issued. ASU 2014-15 went into effect for the annual period ending after December 15, 2016 and annual and interim periods thereafter. The Company concluded that there are no such indicators that would affect its ability to continue as a going concern for the aforementioned period.

Federal Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. In order to continue to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under Subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company is subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the calendar year ended December 31, 2016, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains. Accordingly, with respect to the calendar year ended December 31, 2016, an excise tax expense of $0.3 million was recorded.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. As of September 30, 2017 and 2016, the Company recorded a deferred tax liability of $0.9 million, and $2.0 million, respectively, on the Consolidated Statements of Assets and Liabilities. The change in provision for deferred taxes is included as a component of net gain/(loss) on investments in the Consolidated Statements of Operations. For the years ended September 30, 2017 and 2016, the change in provision for deferred taxes on the unrealized depreciation on investments was $1.1 million and $0.1 million, respectively. For the year ended September 30, 2015, the change in provision for deferred taxes on the unrealized appreciation on investments was $0.1 million.

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ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended September 30, 2017, 2016 and 2015, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of distributions and closing fees as follows (dollars in thousands):

	For the years ended September 30
	2017	2016	2015
Capital in excess of par value	$(267,183)	$—	$—
Accumulated undistributed net investment income/(loss)	3,746,825	(1,008,000)	(284,593)
Accumulated net realized gain/(loss) from investments	(3,479,642)	1,008,000	284,593

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended September 30, 2017, 2016 and 2015 were as follows:

	For the years ended September 30
	2017	2016	2015
Ordinary income	$41,400,401	$62,122,756	$73,697,139
Distributions of long-term capital gains	—	—	276,671
Return of capital	—	—	—
Distributions on a tax basis	$41,400,401	$62,122,756	$73,973,810

For federal income tax purposes, the cost of investments owned at September 30, 2017, 2016 and 2015 were approximately $903.8 million, $999.0 million, and $1,252.4 million, respectively.

At September 30, 2017, 2016 and 2015, the components of distributable earnings/(accumulated deficits) on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of certain fee income and organizational expenses, as follows:

	For the years ended September 30
	2017	2016	2015
Undistributed ordinary income	$17,570,891	$8,793,113	$959,579
Accumulated capital and other losses(1)	(177,904,733)	(99,177,258)	(60,625,616)
Other temporary differences	(17,099,606)	(11,708,070)	(187,110)
Unrealized appreciation/(depreciation)	(67,237,807)	(86,369,176)	(38,523,401)
Components of distributable earnings/(accumulated deficits) at year end	$(244,671,255)	$(188,461,391)	$(98,376,548)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of September 30, 2017, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $288,664 and $177,616,069, respectively.

The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. There were no material uncertain income tax positions at September 30, 2017. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company’s federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

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Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements. See Note 3 for further information.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The composition of our investments as of September 30, 2017 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$559,461	61.2%	$537,163	64.2%
Senior Secured Second Lien Term Loans	161,885	17.7	135,826	16.2
Senior Secured First Lien Notes	26,768	2.9	27,545	3.3
Unsecured Debt	22,728	2.5	—	—
MCC Senior Loan Strategy JV I LLC	56,087	6.1	56,138	6.7
Equity/Warrants	87,124	9.6	80,319	9.6
Total	$914,053	100.0%	$836,991	100.0%

F-179

The composition of our investments as of September 30, 2016 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$612,762	60.5%	$565,329	61.8%
Senior Secured Second Lien Term Loans	229,898	22.7	213,537	23.4
Senior Secured First Lien Notes	26,755	2.6	27,423	3.0
Unsecured Debt	62,150	6.1	52,809	5.8
MCC Senior Loan Strategy JV I LLC	32,113	3.2	31,252	3.4
Equity/Warrants	49,213	4.9	23,834	2.6
Total	$1,012,891	100.0%	$914,184	100.0%

In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. At September 30, 2017 and 2016, the total fair value of warrants was $2.3 million and $5.8 million, respectively, and were included in investments at fair value on the Consolidated Statement of Assets and Liabilities. During the year ended September 30, 2017, the Company acquired one warrant position. During the year ended September 30, 2016, the Company did not acquire any warrant positions.

Total unrealized depreciation related to warrants for the year ended September 30, 2017 was $3.4 million, and was recorded on the Consolidated Statements of Operations as net unrealized appreciation/(depreciation) on investments. Total unrealized appreciation related to warrants for the years ended September 30, 2016 and 2015 was $2.1 million and $5.4 million, respectively, and was recorded on the Consolidated Statements of Operations as net unrealized appreciation/(depreciation) on investments. The warrants are received in connection with individual investments and are not subject to master netting arrangements.

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2017 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$142,912	17.1%
Construction & Building	130,633	15.6
Healthcare & Pharmaceuticals	67,301	8.0
Banking, Finance, Insurance & Real Estate	63,491	7.6
Hotel, Gaming & Leisure	63,012	7.5
Multisector Holdings	56,138	6.7
Energy: Oil & Gas	54,800	6.5
Aerospace & Defense	53,650	6.4
Automotive	38,434	4.6
Containers, Packaging & Glass	38,086	4.6
High Tech Industries	25,809	3.1
Metals & Mining	21,127	2.5
Chemicals, Plastics & Rubber	20,012	2.4
Beverage & Food	16,118	1.9
Capital Equipment	13,180	1.6
Media: Broadcasting & Subscription	8,384	1.0
Services: Consumer	7,967	1.0
Wholesale	7,067	0.8
Retail	3,584	0.4
Media: Advertising, Printing & Publishing	2,955	0.4
Environmental Industries	1,330	0.2
Consumer goods: Durable	850	0.1
Consumer goods: Non-durable	151	0.0
Total	$836,991	100.0%

F-180

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2016 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$123,703	13.5%
Banking, Finance, Insurance & Real Estate	96,207	10.5
Construction & Building	91,087	10.0
Hotel, Gaming & Leisure	68,605	7.5
Automotive	60,303	6.6
Healthcare & Pharmaceuticals	57,041	6.2
Energy: Oil & Gas	52,646	5.8
Aerospace & Defense	51,656	5.6
Telecommunications	44,015	4.8
Containers, Packaging & Glass	42,197	4.6
Chemicals, Plastics & Rubber	32,640	3.6
Multisector Holdings	31,252	3.4
Beverage & Food	30,225	3.3
Capital Equipment	29,756	3.3
Consumer goods: Durable	24,696	2.7
Metals & Mining	20,246	2.2
High Tech Industries	14,489	1.6
Retail	12,565	1.4
Services: Consumer	9,440	1.0
Media: Broadcasting & Subscription	7,832	0.9
Consumer goods: Non-durable	7,208	0.8
Wholesale	6,375	0.7
Total	$914,184	100.0%

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

The following table shows the portfolio composition by geographic location at fair value at September 30, 2017 (dollars in thousands):

	Fair Value	Percentage
Midwest	$188,957	22.6%
Southwest	152,883	18.3
Northeast	152,662	18.2
Southeast	152,469	18.2
West	133,190	15.9
Mid-Atlantic	56,830	6.8
Total	$836,991	100.0%

The following table shows the portfolio composition by geographic location at fair value at September 30, 2016 (dollars in thousands):

	Fair Value	Percentage
Midwest	$217,229	23.8%
Southwest	195,672	21.4
Southeast	180,159	19.7
West	136,279	14.9
Northeast	134,781	14.7
Mid-Atlantic	50,064	5.5
Total	$914,184	100.0%

F-181

Transactions With Affiliated/Controlled Companies

During the years ended September 30, 2017 and 2016, the Company had investments in portfolio companies designated as Affiliated Investments and Controlled Investments under the 1940 Act. Transactions with Affiliated Investments and Controlled Investments were as follows:

Name of Investment(4)	Type of Investment	Fair Value at September 30, 2016	Purchases/(Sales) of or Advances/(Distributions)	Transfers In/(Out) of Affiliates	Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair Value at September 30, 2017	Income Earned
Affiliated Investments
AAR Intermediate Holdings, LLC(3)	Senior Secured First Lien Term Loan A	$—	$—	$8,984,232	$—	$—	$8,984,232	$15,713
	Senior Secured First Lien Term Loan B	—	15,257	19,746,290	(15,257)	—	19,746,290	66,248
	Revolving Credit Facility	—	—	—	—	—	—	250
	Equity	—	—	—		—	—	—

Access Media Holdings, LLC	Senior Secured First Lien Term Loan	—	411,431	7,832,358	96,736	—	8,340,525	817,488
	Preferred Equity Series A	—	—	—	—	—	—	—
	Preferred Equity Series AA	—	184,000	—	(184,000)	—	—	—
	Preferred Equity Series AAA	—	363,200	—	(320,000)	—	43,200	—
	Equity	—	—	—	—	—	—	—

Brantley Transportation LLC	Senior Secured First Lien Term Loan	—	(51,055)	5,351,092	2,419,483	—	7,719,520	(51,055)
	Senior Secured First Lien Delayed Draw Term Loan	—	30,605	637,500	—	—	668,105	43,343
	Equity	—	—	—	—	—	—	—

Dream Finders Homes, LLC(3)	Senior Secured First Lien Term Loan B	—	(3,591,895)	1,702,497	(1,502,102)	3,391,500	—	851,203
	Preferred Equity	—	—	—	—	—	—	—

JFL-NGS Partners, LLC	Preferred Equity A-2	—	—	30,552,190	—	—	30,552,190	278,736
	Preferred Equity A-1	—	3,953,700	—	—	—	3,953,700	36,071
	Equity	—	57,300	—	6,303	—	63,603	—

US Multifamily, LLC	Senior Secured First Lien Term Loan	6,670,000	—	—	—	—	6,670,000	667,000
	Equity	3,330,000	—	—	—	—	3,330,000	—
Total Affiliated Investments		$10,000,000	$1,372,543	$74,806,159	$501,163	$3,391,500	$90,071,365	$2,724,997

F-182

Name of Investment(4)	Type of Investment	Fair Value at September 30, 2016	Purchases/(Sales) of or Advances/(Distributions)	Transfers In/(Out) of Affiliates	Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair Value at September 30, 2017	Income Earned
Controlled Investments
AAR Intermediate Holdings, LLC(3)	Senior Secured First Lien Term Loan A	$8,984,232	$—	$(8,984,232)	$—	$—	$—	$541,003
	Senior Secured First Lien Term Loan B	14,889,405	1,801,521	(19,746,290)	3,055,364	—	—	2,220,060
	Revolving Credit Facility	—	—	—	—	—	—	27,255
	Equity	—	—	—	—	—	—	6,622

Capstone Nutrition	Senior Secured First Lien Term Loan	14,615,564	—	—	3,387,151	—	18,002,715	—
	Senior Secured First Lien Delayed Draw Term Loan	6,324,142	—	—	1,465,618	—	7,789,760	—
	Equity	—	—	—	—	—	—	—
	Equity	—	—	—	—	—	—	—

Lydell Jewelry Design Studio, LLC	Senior Secured First Lien Term Loan	5,707,522	(181,578)	—	8,562,347	(14,088,291)	—	—
	Senior Secured First Lien Delayed Draw Term Loan	1,500,000	(276,513)	—	—	(1,223,487)	—	155,461
	Equity	—	—	—	—	—	—
	Equity	—	—	—	—	—	—

MCC Senior Loan Strategy JV I LLC(1)(2)	Equity	31,252,416	23,975,000	—	910,530	—	56,137,946	4,156,250
NVTN LLC	Senior Secured First Lien Term Loan	—	1,980,789	1,525,201	—	—	3,505,990	151,132
	Senior Secured First Lien Term Loan B	—	—	10,604,502	—	—	10,604,502	955,110
	Senior Secured First Lien Term Loan C	—	—	6,518,046	—	—	6,518,046	732,441
	Equity	—	—	9,550,922	—	—	9,550,922	—

OmniVere LLC	Senior Secured First Lien Term Loan	22,360,258	827,584	—	1,312,363	—	24,500,205	828,406
	Senior Secured First Lien Term Loan	—	1,409,669	—	—	—	1,409,669	44,174
	Unsecured Debt	11,336,861	1,972,687	—	(13,309,548)	—	—	—
	Equity	—	—	—	—	—	—	—

United Road Towing, Inc	Senior Secured Second Lien Term Loan	18,725,607	(18,725,607)	—	—	—	—	652,723
	Preferred Equity Class C	1,186,268	(2,255,263)	—	15,150,910	(14,081,915)	—	8,242
	Preferred Equity Class C-1	—	(466,844)	—	2,456,143	(1,989,299)	—	1,572
	Preferred Equity Class A-2	—	(675,694)	—	4,664,855	(3,989,161)	—	2,420
	Equity	—	—	—	1,098,096	(1,098,096)	—	—

URT Acquisition Holdings Corporation	Senior Secured Second Lien Term Loan	—	10,466,563	4,500,000	—	—	14,966,563	632,897
	Preferred Equity	—	—	5,500,000	—	—	5,500,000	186,247
	Equity	—	—	12,936,880	638	—	12,937,518	—
Total Controlled Investments		$136,882,275	$19,852,314	$22,405,029	$28,754,467	$(36,470,249)	$171,423,836	$11,302,015

F-183

Name of Investment(4)	Type of Investment	Fair Value at September 30, 2015	Purchases/(Sales) of or Advances/(Distributions)	Transfers In/(Out) of Affiliates	Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair Value at September 30, 2016	Income Earned

Affiliated Investments
US Multifamily, LLC	Senior Secured First Lien Term Loan	$6,670,000	$—	$—	$—	$—	$6,670,000	$667,000
	Equity	3,330,000	—	—	—	—	3,330,000	—
Total Affiliated Investments		$10,000,000	$—	$—	$—	$—	$10,000,000	$667,000

Controlled Investments
AAR Intermediate Holdings, LLC	Senior Secured First Lien Term Loan A	$—	$—	$8,984,232	$—	$—	$8,984,232	$1,497
	Senior Secured First Lien Term Loan B	—	—	14,890,699	(1,294)	—	14,889,405	4,613
	Revolving Credit Facility	—	—	—	—	—	—	—
	Equity	—	—	—	—	—	—	25

Capstone Nutrition	Senior Secured First Lien Term Loan	—	718,252	20,109,849	(6,212,537)	—	14,615,564	701,514
	Senior Secured First Lien Delayed Draw Term Loan	—	9,153,997	—	(2,829,855)	—	6,324,142	81,845
	Equity	—	12	—	(12)	—	—	—
	Equity	—	3	731,126	(731,129)	—	—	—

Lydell Jewelry Design Studio, LLC	Senior Secured First Lien Term Loan	—	74,300	11,888,075	(6,254,853)	—	5,707,522	—
	Senior Secured First Lien Delayed Draw Term Loan	—	1,500,000	—	—	—	1,500,000	22,479
	Equity	—	—	—	—	—	—	—
	Equity	—	—	—	—	—	—	—

F-184

Name of Investment(4)	Type of Investment	Fair Value at September 30, 2015	Purchases/(Sales) of or Advances/(Distributions)	Transfers In/(Out) of Affiliates	Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair Value at September 30, 2016	Income Earned
MCC Senior Loan Strategy JV I LLC(1)(2)	Equity	14,215,834	17,675,000	—	(638,418)	—	31,252,416	1,080,625
OmniVere LLC	Senior Secured First Lien Term Loan	17,805,885	4,646,425	—	(92,052)	—	22,360,258	2,922,578
	Unsecured Debt	7,059,693	8,272,054	—	(3,994,886)	—	11,336,861	—
	Equity	—	—	—	—	—	—	—

United Road Towing, Inc.	Senior Secured Second Lien Term Loan	16,489,975	1,725,607	—	510,025	—	18,725,607	1,746,391
	Preferred Equity Class C	17,747,200	—	—	(16,560,932)	—	1,186,268	—
	Preferred Equity Class C-1	27,028	—	—	(27,028)	—	—	—
	Preferred Equity Class A-2	690,695	—	—	(690,695)	—	—	—
	Equity	161,892	—	—	(161,892)	—	—	—
Total Controlled Investments		$74,198,202	$43,765,650	$56,603,981	$(37,685,558)	$—	$136,882,275	$6,561,567

(1)	The Company and Great American Life Insurance Company (“GALIC”) are the members of MCC Senior Loan Strategy JV I LLC (“MCC JV”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members of MCC JV make capital contributions as investments by MCC JV are completed, and all portfolio and other material decisions regarding MCC JV must be submitted to MCC JV’s board of managers, which is comprised of an equal number of members appointed by each of the Company and GALIC. Approval of MCC JV’s board of managers requires the unanimous approval of a quorum of the board of managers, with a quorum consisting of equal representation of members appointed by each of the Company and GALIC. Because management of MCC JV is shared equally between the Company and GALIC, the Company does not have operational control over the MCC JV for purposes of the 1940 Act or otherwise.

(2)	Amount represents distributions from MCC JV to the Company and is a component of dividend income, net of provisional taxes in the Consolidated Statements of Operations.

(3)	During the year ended September 30, 2017, the Company entered into certain transactions which changed its percentage of the investment’s voting securities. As a result, the Company has changed it’s classification for the investment during the fiscal year.

(4)	The par amount and additional detail are shown in the consolidated schedule of investments.

Purchases/(sales) of or advances/(distributions) to Affiliated Investments and Controlled Investments represent the proceeds from sales and settlements of investments, purchases, originations and participations, investment increases due to PIK interest as well as net amortization of premium/(discount) on investments and are included in the purchases and sales presented on the Consolidated Statements of Cash Flows for the years ended September 30, 2017, 2016, and 2015. Transfers in/(out) of Affiliated Investments and Controlled Investments represent the fair value for the month an investment became or was removed as an Affiliated Investment or a Controlled Investment. Income received from Affiliated Investments and Controlled Investments is included in total investment income on the Consolidated Statements of Operations for the years ended September 30, 2017, 2016 and 2015.

F-185

Loan Participation Sales

The Company sells portions of its investments via participation agreements to a managed account, managed by an affiliate and non-affiliate of the Company. At September 30, 2017, there were eight participation agreements outstanding with an aggregate fair value of $124.5 million. At September 30, 2016 there were 14 participation agreements outstanding with an aggregate fair value of $254.5 million. The transfer of the participated portion of the investments met the criteria set forth in ASC 860, Transfers and Servicing for treatment as a sale. In each case, the Company’s loan participation agreements satisfy the following conditions:

●	transferred investments have been isolated from the Company - put presumptively beyond the reach of the Company and its creditors, even in bankruptcy or other receivership,

●	each participant has the right to pledge or exchange the transferred investments it received, and no condition both constrains the participant from taking advantage of its right to pledge or exchange and provides more than a trivial benefit to the Company; and

●	the Company, its consolidated affiliates or its agents do not maintain effective control over the transferred investments through either: (i) an agreement that entitles and/or obligates the Company to repurchase or redeem the assets before maturity, or (ii) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

Such investments where the Company has retained proportionate interests are included in the consolidated schedule of investments. All of these investments are classified within Level 3 of the fair value hierarchy, as defined in Note 4.

During the years ended September 30, 2017, 2016, and 2015, the Company collected interest and principal payments on behalf of the participant in aggregate amounts of $11.7 million, $26.4 million, and $24.2 million, respectively. Under the terms of the participation agreements, the Company will collect and remit periodic payments to the participant equal to the participant’s proportionate share of any principal and interest payments received by the Company from the underlying investee companies.

MCC Senior Loan Strategy JV I LLC

On March 27, 2015, the Company and GALIC entered into a limited liability company operating agreement to co-manage MCC JV. All portfolio and other material decisions regarding MCC JV must be submitted to MCC JV’s board of managers, which is comprised of four members, two of whom are selected by the Company and the other two of whom are selected by GALIC. The Company has concluded that it does not operationally control MCC JV. As the Company does not operationally control MCC JV, it does not consolidate the operations of MCC JV within the consolidated financial statements. As a practical expedient, the Company uses NAV to determine the value of its investment in MCC JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 4). Investments held by MCC JV are measured at fair value using the same valuation methodologies as described in Note 2.

As of September 30, 2017, MCC JV had total capital commitments of $100.0 million, with the Company providing $87.5 million and GALIC providing $12.5 million. Approximately $64.1 million was funded as of September 30, 2017 relating to these commitments, of which $56.1 million was from the Company.

On August 4, 2015, MCC JV entered into a senior secured revolving credit facility (the “JV Facility”) led by Credit Suisse, AG (“CS”) with commitments of $100 million subject to leverage and borrowing base restrictions. On March 30, 2017, the Company amended the JV Facility previously administered by CS and facilitated the assignment of all rights and obligations of CS under the JV Facility to Deutsche Bank AG, New York Branch, (“DB”) and increased the total loan commitments to $200 million. The JV Facility bears interest at a rate of LIBOR (with no minimum) + 2.50% per annum. The JV Facility reinvestment period ends on March 30, 2019 and the stated maturity date is March 30, 2022. As of September 30, 2017 and September 30, 2016, there was approximately $130.5 million and $68.1 million outstanding under the JV Facility, respectively.

At September 30, 2017 and 2016, MCC JV had total investments at fair value of $184.2 million and $93.4 million, respectively. As of September 30, 2017 and 2016, MCC JV’s portfolio was comprised of senior secured first lien term loans to 46 and 30 borrowers, respectively. As of September 30, 2017 and 2016, certain investments in one portfolio company held by MCC JV were on non-accrual status.

Below is a summary of MCC JV’s portfolio, excluding equity investments, followed by a listing of the individual investments in MCC JV’s portfolio as of September 30, 2017 and 2016:

	September 30, 2017	September 30, 2016
Senior secured loans(1)	$187,473,188	$95,872,612
Weighted average current interest rate on senior secured loans(2)	6.69%	6.70%
Number of borrowers in MCC JV	46	30
Largest loan to a single borrower(1)	$11,346,929	$5,216,234
Total of five largest loans to borrowers(1)	$44,015,117	$22,637,363

(1)	At par value.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.
F-186

MCC JV Loan Portfolio as of September 30, 2017

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

4Over International, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	6/7/2022	11,346,929	11,346,929	11,346,929	17.7%
				11,346,929	11,346,929	11,346,929

AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	10/1/2021	5,006,781	4,978,815	4,981,747	7.8%
				5,006,781	4,978,815	4,981,747

Acrisure, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	11/22/2023	497,500	496,327	502,475	0.8%
				497,500	496,327	502,475

Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	9/4/2023	1,811,579	1,796,231	1,781,688	2.8%
				1,811,579	1,796,231	1,781,688

Apco Holdings, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	1/31/2022	3,508,277	3,432,083	3,508,277	5.5%
				3,508,277	3,432,083	3,508,277

API Technologies Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	4/22/2022	2,951,250	2,906,128	2,951,250	4.6%
				2,951,250	2,906,128	2,951,250

Associated Asphalt Partners, LLC	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	4/5/2024	997,500	992,848	992,513	1.5%
				997,500	992,848	992,513

Avantor Performance Materials Holdings, Inc.	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 4.00%, 1.00% LIBOR Floor)(1)	3/11/2024	2,985,000	2,978,117	2,985,000	4.7%
				2,985,000	2,978,117	2,985,000

Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	4/12/2023	2,962,500	2,918,684	2,962,500	4.6%
		Senior Secured First Lien Term Loan (ABR + 4.00%, 4.25% ABR Floor)(1)	4/12/2023	7,500	7,389	7,500	0.0%
				2,970,000	2,926,073	2,970,000

Canyon Valor Companies, Inc. (fka GTCR Valor Companies, Inc.)	Media: Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	6/16/2023	2,475,000	2,468,952	2,499,750	3.9%
				2,475,000	2,468,952	2,499,750

Cardenas Markets LLC	Retail	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	11/29/2023	5,458,750	5,410,676	5,450,016	8.5%
				5,458,750	5,410,676	5,450,016

CD&R TZ Purchaser, Inc	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	7/21/2023	3,465,000	3,421,596	3,456,338	5.4%
				3,465,000	3,421,596	3,456,338

F-187

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)
CP OPCO, LLC	Services: Consumer	Senior Secured First Lien Term Loan B (ABR + 5.50% PIK, 4.25% ABR Floor)(1)(3)	4/1/2019	219,589	213,451	59,728	0.1%
		Senior Secured First Lien Term Loan C (ABR + 8.50% PIK, 4.25% ABR Floor)(1)(3)	4/1/2019	1,603,881	717,016	—	0.0%
		Preferred Facility (ABR + 7.00% PIK, 3.75% ABR Floor)(1)(3)	4/1/2019	934,849	—	—	0.0%
		Revolving Credit Facility (ABR + 3.50% Cash, 4.25% ABR Floor)(1)	4/1/2019	—	—	—	0.0%
		Common Stock		41	—	—	0.0%
				2,758,360	930,467	59,728

CSP Technologies North America, LLC	Containers, Packaging and Glass	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	1/31/2022	2,480,781	2,480,781	2,480,781	3.9%
				2,480,781	2,480,781	2,480,781

CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	12/1/2021	5,218,206	5,063,171	5,218,206	8.1%
				5,218,206	5,063,171	5,218,206

Elite Comfort Solutions, Inc.	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	1/15/2021	5,810,616	5,810,616	5,810,616	9.1%
				5,810,616	5,810,616	5,810,616

Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	12/22/2023	3,482,500	3,451,297	3,517,325	5.5%
				3,482,500	3,451,297	3,517,325

Explorer Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 3.75%, 1.00% LIBOR Floor)(1)	5/2/2023	979,038	976,115	982,758	1.5%
				979,038	976,115	982,758

GK Holdings, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	1/20/2021	2,969,466	2,957,674	2,908,592	4.5%
				2,969,466	2,957,674	2,908,592

Global Eagle Entertainment Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 7.00%, 1.00% LIBOR Floor)(1)	1/6/2023	4,147,500	4,079,692	4,116,394	6.4%
				4,147,500	4,079,692	4,116,394

Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	6/20/2023	6,708,188	6,708,188	6,708,188	10.5%
				6,708,188	6,708,188	6,708,188

High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	6/30/2022	1,851,563	1,828,706	1,773,982	2.8%
				1,851,563	1,828,706	1,773,982

Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	3/18/2024	3,110,895	3,096,476	3,110,895	4.8%
				3,110,895	3,096,476	3,110,895

F-188

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	6/21/2022	7,960,000	7,884,180	7,880,400	12.3%
				7,960,000	7,884,180	7,880,400

Infogroup, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	4/3/2023	4,975,000	4,928,990	4,925,250	7.7%
				4,975,000	4,928,990	4,925,250

Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	5/1/2024	8,000,000	7,857,692	8,000,000	12.5%
				8,000,000	7,857,692	8,000,000

KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	4/26/2024	6,500,000	6,377,734	6,516,250	10.3%
				6,500,000	6,377,734	6,516,250

LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	8/18/2022	5,000,000	4,950,691	4,950,000	7.7%
				5,000,000	4,950,691	4,950,000

Lighthouse Network, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	10/13/2023	4,466,250	4,427,648	4,466,250	7.1%
				4,466,250	4,427,648	4,466,250

MB Aerospace ACP Holdings II Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	12/15/2022	5,163,678	5,128,257	5,163,678	8.0%
				5,163,678	5,128,257	5,163,678

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	7/14/2022	2,932,340	2,932,340	2,932,340	4.6%
				2,932,340	2,932,340	2,932,340

Peraton Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	4/29/2024	4,987,500	4,963,982	4,962,563	7.7%
				4,987,500	4,963,982	4,962,563

PetroChoice Holdings, Inc.	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	8/22/2022	4,962,025	4,962,025	4,962,025	7.7%
				4,962,025	4,962,025	4,962,025

Pomeroy Group LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	11/30/2021	2,343,582	2,288,650	2,329,989	3.6%
		Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	11/30/2021	419,501	409,668	417,068	0.7%
				2,763,083	2,698,318	2,747,057

PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	11/30/2021	4,962,500	4,921,159	4,996,741	7.8%
				4,962,500	4,921,159	4,996,741

Quorum Health Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.75%, 1.00% LIBOR Floor)(1)	4/29/2022	1,176,137	1,158,096	1,191,191	1.9%
				1,176,137	1,158,096	1,191,191

F-189

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)
Rough Country, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	5/25/2023	4,987,500	4,940,019	4,937,625	7.7%
				4,987,500	4,940,019	4,937,625

Salient CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	2/28/2022	2,948,214	2,895,729	2,935,832	4.6%
				2,948,214	2,895,729	2,935,832

SCS Holdings I Inc.	Wholesale	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	10/31/2022	2,778,498	2,737,893	2,806,283	4.4%
				2,778,498	2,737,893	2,806,283

Starfish Holdco, LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	8/16/2024	5,000,000	4,950,395	4,950,000	7.7%
				5,000,000	4,950,395	4,950,000

Sundial Group Holdings LLC	Consumer Goods: Non-Durable	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	8/15/2024	10,000,000	9,852,004	9,850,000	15.4%
				10,000,000	9,852,004	9,850,000

Survey Sampling International, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	12/16/2020	2,954,530	2,934,263	2,954,530	4.6%
				2,954,530	2,934,263	2,954,530

TouchTunes Interactive Networks, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	5/28/2021	4,974,555	4,974,555	5,005,894	7.8%
				4,974,555	4,974,555	5,005,894

TrialCard Incorporated	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	10/26/2021	3,300,075	3,273,215	3,300,075	5.1%
				3,300,075	3,273,215	3,300,075

VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	6/1/2023	2,962,500	2,938,097	2,958,353	4.6%
				2,962,500	2,938,097	2,958,353

VIP Cinema Holdings, Inc.	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	3/1/2023	728,165	724,860	735,446	1.1%
				728,165	724,860	735,446

Total Investments, September 30, 2017				$187,473,229	$183,950,100	$184,241,231	287.6%

(1)	Represents the weighted average annual current interest rate as of September 30, 2017. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value in accordance with ASC Topic 820 as reported by MCC JV. The determination of such fair value is not included in the Company’s board of directors’ valuation process described elsewhere herein.
(3)	This investment was on non-accrual status as of September 30, 2017.
(4)	Percentage is based on MCC JV’s net assets of $64,157,655 as of September 30, 2017.

F-190

MCC JV Loan Portfolio as of September 30, 2016

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

4Over International, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	6/7/2022	2,487,500	2,487,500	2,487,500	7.0%
				2,487,500	2,487,500	2,487,500

AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.75% Cash, 1.00% LIBOR Floor)(1)	9/3/2021	2,747,500	2,724,808	2,728,295	7.6%
				2,747,500	2,724,808	2,728,295

Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term Loan (LIBOR + 5.50% Cash, 1.00% LIBOR Floor)(1)	9/2/2023	4,000,000	3,960,392	3,960,000	11.1%
				4,000,000	3,960,392	3,960,000

APCO Holdings, Inc	Automotive	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	1/31/2022	3,703,125	3,604,166	3,660,168	10.2%
				3,703,125	3,604,166	3,660,168

API Technologies Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(1)	4/22/2022	2,992,500	2,936,717	2,932,650	8.2%
				2,992,500	2,936,717	2,932,650

Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(1)	4/12/2023	3,000,000	2,947,612	2,910,000	8.1%
				3,000,000	2,947,612	2,910,000

CD&R TZ Purchaser, Inc.	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	7/21/2023	3,500,000	3,448,618	3,395,002	9.5%
				3,500,000	3,448,618	3,395,002

F-191

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)
CP OPCO, LLC	Services: Consumer	Senior Secured First Lien Term Loan A (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	3/31/2019	495,048	495,048	495,048	1.4%
		Senior Secured First Lien Term Loan B (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	3/31/2019	206,270	206,270	206,270	0.6%
		Senior Secured First Lien Term Loan C (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)(3)	3/31/2019	1,447,834	717,016	717,016	2.0%
		Senior Secured First Lien Term Loan D (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(1)(3)	3/31/2019	901,391	—	—	0.0%
		Senior Secured First Lien Revolving Term Loan (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	3/31/2019	128,038	128,038	128,038	0.4%
		Senior Secured First Lien Revolving Term Loan (ABR + 3.50% Cash, 3.50% ABR Floor)(1)	3/31/2019	112,674	112,674	112,674	0.3%
		Common Stock		41	—	—	0.0%
				3,291,296	1,659,046	1,659,046

CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(1)	12/19/2020	2,646,703	2,641,393	2,646,703	7.4%
				2,646,703	2,641,393	2,646,703

Elite Comfort Solutions, Inc	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(1)	1/15/2021	4,196,875	4,196,875	4,238,844	11.9%
				4,196,875	4,196,875	4,238,844

Explorer Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	5/2/2023	2,992,500	2,981,967	2,962,575	8.3%
				2,992,500	2,981,967	2,962,575

GTCR Valor Companies, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(1)	6/16/2023	3,990,000	3,835,508	3,795,687	10.6%
				3,990,000	3,835,508	3,795,687

HarborTouch Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(1)	5/31/2022	3,478,125	3,445,054	3,443,344	9.6%
				3,478,125	3,445,054	3,443,344

F-192

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)
High Ridge Brands Co.	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loan (LIBOR + 5.25% Cash, 1.00% LIBOR Floor)(1)	6/30/2022	1,870,313	1,842,364	1,842,257	5.2%
				1,870,313	1,842,364	1,842,257

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	3/30/2022	4,977,182	4,918,462	5,020,982	14.1%
				4,977,182	4,918,462	5,020,982

Keurig Green Mountain, Inc.	Beverage & Food	Senior Secured First Lien Term Loan (LIBOR + 4.50% Cash, 0.75% LIBOR Floor)(1)	3/3/2023	4,013,275	3,963,303	4,013,275	11.2%
				4,013,275	3,963,303	4,013,275

Kraton Polymers LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	1/6/2022	3,000,000	2,891,792	3,030,000	8.5%
				3,000,000	2,891,792	3,030,000

MB Aerospace ACP Holdings II Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 5.50% Cash, 1.00% LIBOR Floor)(1)	12/15/2022	5,216,234	5,173,584	5,160,681	14.4%
				5,216,234	5,173,584	5,160,681

MWI Holdings, Inc.	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 5.50% Cash, 1.00% LIBOR Floor)(1)	6/29/2020	1,995,000	1,976,126	1,990,012	5.5%
				1,995,000	1,976,126	1,990,012

NetSmart Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	4/19/2023	2,493,750	2,469,871	2,503,227	7.0%
				2,493,750	2,469,871	2,503,227

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	6/4/2020	2,962,302	2,962,302	2,948,972	8.3%
				2,962,302	2,962,302	2,948,972

Pomeroy Group LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	11/30/2021	3,491,206	3,389,703	3,386,470	9.5%
				3,491,206	3,389,703	3,386,470

Quorum Health Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	4/29/2022	2,487,500	2,441,013	2,409,765	6.7%
				2,487,500	2,441,013	2,409,765

SCS Holdings I Inc.	Wholesale	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	10/30/2022	2,966,292	2,914,417	2,904,564	8.1%
				2,966,292	2,914,417	2,904,564

Sundial Group Holdings LLC	Consumer Goods - Non-Durable	Senior Secured First Lien Term Loan (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	10/19/2021	2,925,000	2,875,629	2,879,721	8.1%
				2,925,000	2,875,629	2,879,721

F-193

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)
Survey Sampling International, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	12/16/2020	2,984,843	2,957,468	2,954,994	8.3%
				2,984,843	2,957,468	2,954,994

TaxAct, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(1)	1/3/2023	4,233,796	4,129,461	4,302,807	12.0%
				4,233,796	4,129,461	4,302,807

VCVH Holding Corp.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	6/1/2023	2,992,500	2,963,504	2,971,852	8.3%
				2,992,500	2,963,504	2,971,852

Victory Capital Operating, LLC.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 7.50%, 1.00% LIBOR Floor)(1)	10/29/2021	1,643,836	1,619,749	1,615,069	4.5%
				1,643,836	1,619,749	1,615,069

Western Digital Corporation	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 3.75%, 0.75% LIBOR Floor)(1)	4/29/2023	2,593,500	2,541,321	2,617,879	7.3%
				2,593,500	2,541,321	2,617,879

Total Investments, September 30, 2016				$95,872,654	$92,899,725	$93,372,341	261.4%

(1)	Represents the weighted average annual current interest rate as of September 30, 2016. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value in accordance with ASC Topic 820 as reported by MCC JV. The determination of such fair value is not included in the Company’s board of directors’ valuation process described elsewhere herein.
(3)	This investment was on non-accrual status as of September 30, 2016.
(4)	Percentage is based on MCC JV’s net assets of $35,717,047 as of September 30, 2016.

Below is certain summarized financial Information for MCC JV as of September 30, 2017 and 2016, and for the years ended September 30, 2017 and 2016, and the period from July 15, 2015 (commencement of operations) through September 30, 2015:

	September 30, 2017	September 30, 2016
Selected Consolidated Statement of Assets and Liabilities Information:
Investments in loans at fair value (cost: of $183,950,100 and $92,899,725, respectively)	$184,241,231	$93,372,341
Cash	8,908,117	9,720,324
Other assets	597,831	268,136
Total assets	$193,747,179	$103,360,801

Line of credit (net of debt issuance costs of $1,789,953 and $1,000,841, respectively)	$128,690,047	$67,079,159
Other liabilities	440,959	340,088
Interest payable	458,518	224,507
Total liabilities	129,589,524	67,643,754
Members’ capital	64,157,655	35,717,047
Total liabilities and members’ capital	$193,747,179	$103,360,801

F-194

	For the year ended September 30, 2017	For the year ended September 30, 2016	Period from July 15, 2015 (commencement of operations) through September 30, 2015
Selected Consolidated Statement of Operations Information:
Total revenues	$10,359,041	$3,916,605	$100,056
Total expenses	(5,239,634)	(2,480,499)	(339,615)
Net unrealized appreciation/(depreciation)	(181,485)	486,437	(13,821)
Net realized gain/(loss)	852,684	(1,415,210)	47
Net income/(loss)	$5,790,606	$507,333	$(253,333)

Unconsolidated Significant Subsidiaries

In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, the Company must determine which of its unconsolidated Control Investments, if any, are considered “significant subsidiaries.” In evaluating these investments, there are three tests utilized to determine if any Controlled Investments are considered significant subsidiaries: the investment test, the asset test and the income test. Rule 3-09 of Regulation S-X requires the Company to include separate audited financial statements of any unconsolidated majority-owned subsidiary (Control Investments in which the Company owns greater than 50% of the voting securities) in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information of Control Investments in an annual report if any of the three tests exceeds 10%, and summarized financial information in a quarterly report if any of the three tests exceeds 20% pursuant to Rule 10-01(b)(1) of Regulation S-X.

As of September 30, 2017 and 2016, the Company had no single majority-owned subsidiary that exceeded 20% in any of the three tests.

As of September 30, 2017, the Company had no Control Investments that represented greater than 10% of its total investment portfolio at fair value, no Control Investments whose assets represented greater than 10% of its total assets, and one Control Investment whose income generated more than 10% of its income during the year ended September 30, 2017.

As of September 30, 2016, the Company had no Control Investments that exceeded 10% in any of the three tests.

The following tables show summarized unaudited financial information for NVTN LLC, which met the 10% income test for the year ended September 30, 2017:

September 30, 2017
Balance Sheet Data(1)
Current assets	$4,952,291
Non-current assets	34,375,960
Current liabilities	2,216,025
Non-current liabilities	29,531,858

Period from November 9, 2016 through September 30, 2017
Summary of Operations(1)
Total revenues	$38,347,251
Cost of sales	9,289,103
Operating expenses	27,105,300
Other expenses	6,707,925
Net loss	$(4,755,077)

(1)	All amounts are unaudited.

The Company also determined that the assets of MCC JV represented greater than 10% of its total assets and also generated more than 10% of the Company’s total income primarily due to dividend income. Accordingly, the related summary financial information is presented in the “MCC Senior Loan Strategy JV I LLC” heading above.

F-195

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined below. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

●	Level 1 - Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

●	Level 2 - Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

●	Level 3 - Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2017 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$537,163	$537,163
Senior Secured Second Lien Term Loans	—	—	135,826	135,826
Senior Secured First Lien Notes	—	7,067	20,478	27,545
Unsecured Debt	—	—	—	—
Equity/Warrants	38	21	80,260	80,319
Total	$38	$7,088	$773,727	$780,853
MCC Senior Loan Strategy JV I LLC(1)				$56,138
Total Investments, at fair value				$836,991

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2016 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$565,329	$565,329
Senior Secured Second Lien Term Loans	—	—	213,537	213,537
Senior Secured First Lien Notes	—	6,375	21,048	27,423
Unsecured Debt	—	—	52,809	52,809
Equity/Warrants	359	363	23,112	23,834
Total	$359	$6,738	$875,835	$882,932
MCC Senior Loan Strategy JV I LLC(1)				$31,252
Total Investments, at fair value				$914,184

(1)	Certain investments that are measured at fair value using NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Consolidated Statements of Assets and Liabilities.

F-196

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended September 30, 2017 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured First Lien Notes	Unsecured Debt	Equities/Warrants	Total
Balance as of September 30, 2016	$565,329	$213,537	$21,048	$52,809	$23,112	$875,835
Purchases and other adjustments to cost	13,015	8,059	—	4,445	387	25,906
Originations	185,462	39,440	—	1,973	65,079	291,954
Sales	(45,701)	(38,500)	—	(30,552)	—	(114,753)
Settlements	(164,622)	(69,510)	—	(15,000)	(2,312)	(251,444)
Net realized gains/(losses) from investments	(41,455)	(7,587)	—	(289)	(23,564)	(72,895)
Net transfers in and/or out of Level 3	—	—	—	—	—	—
Net unrealized gains/(losses)	25,135	(9,613)	(570)	(13,386)	17,558	19,124
Balance as of September 30, 2017	$537,163	$135,826	$20,478	$—	$80,260	$773,727

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended September 30, 2016 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured First Lien Notes	Unsecured Debt	Equities/Warrants	Total
Balance as of September 30, 2015	$695,970	$372,176	$30,669	$45,661	$50,584	$1,195,060
Purchases and other adjustments to cost	8,692	2,855	9	2,932	1,165	15,653
Originations	86,857	12,000	—	8,278	1,433	108,568
Sales	—	—	—	—	—	—
Settlements	(181,177)	(164,072)	(11,000)	—	(6,383)	(362,632)
Net realized gains/(losses) from investments	(42,441)	—	39	—	3,479	(38,923)
Net transfers in and/or out of Level 3	—	—	—	—	—	—
Net unrealized gains/(losses)	(2,572)	(9,422)	1,331	(4,062)	(27,166)	(41,891)
Balance as of September 30, 2016	$565,329	$213,537	$21,048	$52,809	$23,112	$875,835

Net change in unrealized loss included in earnings related to investments still held as of September 30, 2017 and 2016, was approximately $29.9 million and $72.6 million, respectively.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales represent net proceeds received from investments sold.

Settlements represent principal paydowns received.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the year ended September 30, 2017, none of our investments transferred in or out of Level 3. During the year ended September 30, 2016 one of our senior secured first lien notes transferred from Level 2 to Level 3, back to Level 2 with a net change in fair value of $0 because of the decrease and subsequent increase in availability of the transaction data or the inputs to the valuation became observable.

F-197

The following table presents the quantitative information about Level 3 fair value measurements of our investments, as of September 30, 2017 (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)

Senior Secured First Lien Term Loans	$288,134	Income Approach (DCF)	Market yield	8.63% - 14.74% (11.15%)
Senior Secured First Lien Term Loans	5,254	Enterprise Value Analysis	Expected Proceeds	$0.0M - $4.9M ($4.6M)
Senior Secured First Lien Term Loans	184,059	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF)	Revenue Multiple(1), EBITDA Multiple(1), Discount rate	0.60x - 3.00x (1.42x) / 5.50x - 8.00x (6.77x) / 10.00% - 22.00% (17.79%)
Senior Secured First Lien Term Loans	59,716	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Senior Secured First Lien Notes	20,478	Income Approach (DCF)	Market yield	8.85% - 8.85% (8.85%)
Senior Secured Second Lien Term Loan	88,126	Income Approach (DCF)	Market yield	9.92% - 16.16% (12.22%)
Senior Secured Second Lien Term Loans	7,760	Enterprise Value Analysis	Expected Proceeds	$0.0M - $15.5M ($7.8M)
Senior Secured Second Lien Term Loan	20,894	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured Second Lien Term Loan	19,046	Market Approach (Guideline Comparable)/Income Approach (DCF)	Revenue Multiple(1), EBITDA Multiple(1), Discount Rate	0.55x - 0.70x (0.67x) / 7.00x - 9.13x (8.06x) / 17.50% - 18.00% (17.61%)
Unsecured Debt	—	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF)	Revenue Multiple(1), Discount rate	1.00x-1.40x (1.20x) / 17.50%-23.50% (20.50%)
Equity	38,893	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Equity	41,367	Market Approach (Guideline Comparable)/Market Approach (Comparable Transactions)/Income Approach (DCF)	Revenue Multiple(1), EBITDA Multiple(1), Discount rate, Expected Proceeds	0.70x - 3.00x (0.74x) / 5.00x - 8.63x (7.10x) / 10.00%-20.50% (16.42%) / $1.9M - $8.0M ($5.0M)
Equity	—	Enterprise Value Analysis	Expected Proceeds	$0.0M
Total	$773,727

F-198

The following table has been modified to conform to the current year presentation, and presents the quantitative information about Level 3 fair value measurements of our investments, as of September 30, 2016 (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)

Senior Secured First Lien Term Loans	$446,549	Income Approach (DCF)	Market yield	7.55% - 16.00% (11.54%)
Senior Secured First Lien Term Loans	110,950	Market Approach (Guideline Comparable)/Income Approach (DCF)	Revenue Multiple(1), EBITDA Multiple(1), Discount Rate, Revenue Generating Unit	0.40x - 1.50x (0.92x)/5.00x - 7.00x (6.56x)/16.00% - 20.00% (18.73%)/$393.75 - $525.00 ($525.00)
Senior Secured First Lien Term Loans	1,160	Enterprise Valuation Analysis	Expected Proceeds	$0.0M - $1.2M ($1.2M)
Senior Secured First Lien Term Loans	6,670	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Senior Secured First Lien Notes	21,048	Income Approach (DCF)	Market yield	8.02% - 8.02% (8.02%)
Senior Secured Second Lien Term Loans	179,197	Income Approach (DCF)	Market yield	8.97% - 17.86% (11.54%)
Senior Secured Second Lien Term Loans	34,340	Market Approach (Guideline Comparable)	Revenue Multiple(1), EBITDA Multiple(1)	0.50x - 0.75x (0.63x)/5.50x - 8.75x (7.26x)
Unsecured Debt	11,337	Market Approach (Guideline Comparable)/Income Approach (DCF)	Revenue Multiple(1), EBITDA Multiple(1), Discount Rate	0.75x-1.25x (1.25x)/6.50x-7.00x (7.00x)/ 17.50%-22.50% (20.00%)
Unsecured Debt	41,472	Income Approach (DCF)	Market Yield	10.58%-18.50% (15.60%)
Equity	5,749	Income Approach (DCF)	Market Yield	8.75%-8.75% (8.75%)
Equity	3,330	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Equity	8,633	Market Approach (Guideline Comparable)/Income Approach (DCF)/Recent Arms-Length Transaction	Revenue Multiple(1), EBITDA Multiple(1), Discount Rate, Revenue Generating Unit, Recent Arms Length Transaction	0.40x - 1.50x (0.63x)/4.75x - 7.50x (6.76x)/15.00%-20.00% (16.96%)/$393.75 - $525.00 ($525.00)/ $185.3M - $185.3M ($185.3M)
Warrants	5,400	Market Approach (Guideline Comparable)/Income Approach (DCF)	Revenue Multiple(1), Revenue Multiple(1), EV/PP&E Multiple(1), Discount Rate	0.63x - 1.00x (0.81x)/5.50x - 7.50x (6.00x)/0.75x - 1.00x (0.88x)/17.00% - 20.00% (18.50%)
Total	$875,835

(1)	Represents inputs used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The significant unobservable inputs used in the fair value measurement of the Company’s debt investments are market yields. Increases in market yields would result in lower fair value measurements holding all other variables constant.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company multiples of Revenue or EBITDA (earnings before interest, taxes, depreciation and amortization) for the last twelve months (“LTM”), next twelve months (“NTM”) or a reasonable period a market participant would consider. Increases in EBITDA multiples in isolation would result in higher fair value measurements.

In September, 2017, the Company entered into an agreement with Global Accessories Group, LLC (“Global”), in which it exchanged its full position in Lydell Jewelry Design Studio, LLC for a 3.8% membership interest in Global, which is included in the Consolidated Schedule of Investments. As part of the agreement, the Company is entitled to a contingent consideration in the form of cash payments (“Earnout”), as well as up to an additional 5% membership interest (“AMI”), provided Global achieves certain financial benchmarks over specified time frames. The Earnout and AMI were initially recorded an aggregate fair value of $2.4 million on the transaction date using the income approach and were included on the Consolidated Statement of Assets and Liabilities in Other Assets. The contingent consideration will be remeasured to fair value at each reporting date until the contingency is resolved. Any changes in fair value will be recognized in earnings.

F-199

Note 5. Borrowings

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On November 16, 2012, we obtained an exemptive order from the SEC to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive order provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive order.

The Company’s outstanding debt excluding debt issuance costs as of September 30, 2017 and 2016 was as follows (dollars in thousands):

	September 30, 2017				September 30, 2016
	Aggregate Principal Amount Available	Principal Amount Outstanding	Carrying Value	Fair Value	Aggregate Principal Amount Available	Principal Amount Outstanding	Carrying Value	Fair Value
Revolving Credit Facility	$200,000	$68,000	$68,000	$68,000	$343,500	$14,000	$14,000	$14,000
Term Loan Facility	102,000	102,000	102,000	102,000	174,000	174,000	174,000	174,000
2019 Notes	—	—	—	—	40,000	40,000	40,000	40,704
2021 Notes	74,013	74,013	74,013	77,121	74,013	74,013	74,013	76,677
2023 Notes	102,847	102,847	102,847	103,464	63,500	63,500	63,500	63,856
SBA Debentures	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000
Total	$628,860	$496,860	$496,860	$500,585	$845,013	$515,513	$515,513	$519,237

Credit Facility

The Company has a Senior Secured Term Loan Credit Agreement, as amended (the ’‘Term Loan Facility’’) and a Senior Secured Revolving Credit Agreement, as amended (the ’‘Revolving Credit Facility’’ and, collectively with the Term Loan Facility, as amended, the ’‘Facilities’’) with ING Capital LLC, as Administrative agent, in order to borrow funds to make additional investments.

The pricing in the case of the Term Loan Facility for LIBOR loans is LIBOR (with no minimum) plus 3.00%. The pricing on the Revolving Credit Facility, is LIBOR (with no minimum) plus 2.75%. The pricing on both the Term Loan Facility and Revolving Credit Facility will decrease by an additional 25 basis points upon receiving an investment grade rating from Standard & Poor’s.

The Term Loan Facility’s bullet maturity is July 28, 2020 and the Revolving Credit Facility’s revolving period ends July 28, 2019, followed by a one-year amortization period and a final maturity on July 28, 2020.

On February 14, 2017, the Company elected to reduce the total commitment of the Revolving Credit Facility to $200.0 million from $343.5 million. The reduction was accounted for as a debt modification to a line-of credit or revolving-debt arrangement in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to an acceleration of debt issuance costs in the amount of $1.3 million and recorded on the Consolidated Statements of Operations as a component of interest and financing expenses.

On September 1, 2017, the Company reduced the Term Loan Facility commitment from $174.0 million to $102.0 million. The reduction was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.6 million and recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.

Borrowings under the Facilities are subject to, among other things, a minimum borrowing/collateral base, and substantially all of the Company’s assets are pledged as collateral under the Facilities. In addition, the Facilities require the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants. The documentation for each of the Facilities also includes default provisions such as the failure to make timely payments under the Facilities, the occurrence of a change in control and the failure by the Company to materially perform under the operative agreements governing the Facilities, which, if not complied with, could accelerate repayment under the Facilities, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

At September 30, 2017, the carrying amount of our borrowings under the Facilities approximated their fair value. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our borrowings under the Facilities are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. As of September 30, 2017 and 2016, the valuation of the Facilities would be deemed to be Level 3 in the fair value hierarchy, as defined in Note 4.

F-200

In accordance with ASU 2015-03, the debt issuance costs related to the Facilities are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the Facilities. As of September 30, 2017 and 2016, debt issuance costs related to the Facilities were as follows (dollars in thousands):

	September 30, 2017		September 30, 2016
	Revolving Facility	Term Facility	Revolving Facility	Term Facility
Total Debt Issuance Costs	$8,546	$4,490	$8,199	$4,290
Amortized Debt Issuance Costs	6,769	3,444	4,609	2,093
Unamortized Debt Issuance Costs	$1,777	$1,046	$3,590	$2,197

The following table shows the components of interest expense, commitment fees related to the Facilities, amortized debt issuance costs, weighted average stated interest rate and weighted average outstanding debt balance for the Facilities for the years ended September 30, 2017, 2016, and 2015 (dollars in thousands):

	For the years ended September 30
	2017	2016	2015
Revolving Facility interest	$586	$2,116	$5,386
Revolving Facility commitment fee	2,419	2,491	852
Term Facility interest	6,662	6,047	5,991
Amortization of debt issuance costs	2,870	1,948	1,617
Agency and other fees	77	79	77
Total	$12,614	$12,681	$13,923
Weighted average stated interest rate	4.0%	3.4%	3.3%
Weighted average outstanding balance	$182,711	$241,522	$350,418

Unsecured Notes

2019 Notes

On March 21, 2012, the Company issued $40.0 million in aggregate principal amount of 7.125% unsecured notes which were scheduled to mature on March 30, 2019 (the “2019 Notes”). The 2019 Notes bore interest at a rate of 7.125% per year, and were payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The 2019 Notes were listed on the NYSE and traded thereon under the trading symbol “MCQ”. On February 22, 2017, the 2019 Notes were redeemed at par plus accrued and unpaid interest. The redemption was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.5 million.

2021 Notes

On December 17, 2015, the Company issued $70.8 million in aggregate principal amount of 6.50% unsecured notes that mature on January 30, 2021 (the “2021 Notes”). On January 14, 2016, the Company closed an additional $3.25 million in aggregate principal amount of the 2021 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes. The 2021 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 30, 2019. The 2021 Notes bear interest at a rate of 6.50% per year, payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning January 30, 2016. The 2021 Notes are listed on the NYSE and trade thereon under the trading symbol “MCX”.

2023 Notes

On March 18, 2013, the Company issued $60.0 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes,” and together with the 2019 Notes and 2021 Notes, the “Unsecured Notes”). On March 26, 2013, the Company closed an additional $3.5 million in aggregate principal amount of the 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes. As of March 30, 2016, the 2023 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2013. The 2023 Notes are listed on the NYSE and trade thereon under the trading symbol “MCV”.

On December 12, 2016, the Company entered into an “At-The-Market” (“ATM”) debt distribution agreement with FBR Capital Markets & Co., through which the Company could offer for sale, from time to time, up to $40.0 million in aggregate principal amount of the 2023 Notes. The Company has sold 1,573,872 of the 2023 Notes at an average price of $25.03 per note, and has raised $38.6 million in net proceeds, since inception of the ATM debt distribution agreement.

F-201

The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Unsecured Notes, which are publicly traded, is based upon closing market quotes as of the measurement date. At September 30, 2017 and 2016, the Unsecured Notes would be deemed to be Level 1 in the fair value hierarchy, as defined in Note 4.

In accordance with ASU 2015-03, the debt issuance costs related to the Unsecured Notes are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the Unsecured Notes. As of September 30, 2017 and 2016, debt issuance costs related to the Unsecured Notes were as follows (dollars in thousands):

	September 30, 2017				September 30, 2016
	2019 Notes	2021 Notes	2023 Notes	Total	2019 Notes	2021 Notes	2023 Notes	Total
Total Debt Issuance Costs	$1,475	$3,226	$3,102	$7,803	$1,475	3226	$2,129	$6,830
Amortized Debt Issuance Costs	1,475	1,127	1,078	3,680	951	498	751	2,200
Unamortized Debt Issuance Costs	$—	$2,099	$2,024	$4,123	$524	$2,728	$1,378	$4,630

For the years ended September 30, 2017, 2016, and 2015, the components of interest expense, amortized debt issuance costs, weighted average stated interest rate and weighted average outstanding debt balance for the Unsecured Notes were as follows (dollars in thousands):

	For the years ended September 30
	2017	2016	2015
2019 Unsecured Notes interest	$1,116	$2,850	$2,850
2021 Unsecured Notes interest	4,811	3,782	N/A
2023 Unsecured Notes interest	5,686	3,889	3,889
2023 Unsecured Notes premium	(2)	N/A	N/A
Amortization of debt issuance costs	1,040	921	422
Total	$12,651	$11,442	$7,161
Weighted average stated interest rate	6.4%	6.5%	6.5%
Weighted average outstanding balance	$182,016	$161,491	$103,500

SBA Debentures

On March 26, 2013, SBIC LP received an SBIC license from the SBA.

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

As of September 30, 2017 and 2016, SBIC LP had $75.0 million in regulatory capital and had $150.0 million SBA Debentures outstanding that mature between September 2023 and September 2025.

Our fixed-rate SBA Debentures as of September 30, 2017 and 2016 were as follows (dollars in thousands):

	September 30, 2017		September 30, 2016
Rate Fix Date	Debenture Amount	Fixed All-in Interest Rate	Debenture Amount	Fixed All-in Interest Rate
September 2013	$5,000	4.404%	$5,000	4.404%
March 2014	39,000	3.951	39,000	3.951
September 2014	50,000	3.370	50,000	3.370
September 2014	6,000	3.775	6,000	3.775
September 2015	50,000	3.571	50,000	3.571
Weighted Average Rate/Total	$150,000	3.639%	$150,000	3.639%

F-202

As of September 30, 2017, the carrying amount of the SBA Debentures approximated their fair value. The fair values of the SBA Debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA Debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At September 30, 2017 and 2016, the SBA Debentures would be deemed to be Level 3 in the fair value hierarchy, as defined in Note 4.

In accordance with ASU 2015-03, the debt issuance costs related to the SBA Debentures are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the SBA Debentures. As of September 30, 2017 and 2016, debt issuance costs related to the SBA Debentures were as follows (dollars in thousands):

	September 30, 2017	September 30, 2016
Total Debt Issuance Costs	$5,138	$5,138
Amortized Debt Issuance Costs	2,292	1,613
Unamortized Debt Issuance Costs	$2,846	$3,525

For the years ended September 30, 2017, 2016, and 2015, the components of interest, amortized debt issuance costs, weighted average stated interest rate and weighted average outstanding debt balance for the SBA Debentures were as follows (dollars in thousands):

	For the years ended September 30
	2017	2016	2015
SBA Debentures interest	$5,458	$5,473	$3,893
Amortization of debt issuance costs	679	681	554
Total	$6,137	$6,154	$4,447
Weighted average stated interest rate	3.6%	3.7%	3.4%
Weighted average outstanding balance	$150,000	$150,000	$114,285

Note 6. Agreements

Investment Management Agreement

We entered into an investment management agreement with MCC Advisors. Mr. Brook Taube, our Chairman and Chief Executive Officer, is a managing partner and senior portfolio manager of MCC Advisors, and Mr. Seth Taube, one of our directors, is a managing partner of MCC Advisors.

Under the terms of our investment management agreement, MCC Advisors:

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

●	executes, closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

MCC Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay MCC Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Beginning January 1, 2016, the base management fee was reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors reduced its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee includes a netting mechanism and is subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the prior investment management agreement.

The following discussion of our base management fee and two-part incentive fee reflect the terms of the fee waiver agreement executed by MCC Advisors on February 8, 2016 (the “Fee Waiver Agreement”). The terms of the Fee Waiver Agreement are effective as of January 1, 2016, and are a permanent reduction in the base management fee and incentive fee on net investment income payable to MCC Advisors for the investment advisory and management services it provides under the investment management agreement. The Fee Waiver Agreement does not change the second component of the incentive fee, which is the incentive fee on capital gains.

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Base Management Fee

For providing investment advisory and management services to us, MCC Advisors receives a base management fee. The base management fee is calculated at an annual rate of 1.75% (0.4375% per quarter) of up to $1.0 billion of the Company’s gross assets and 1.50% (0.375% per quarter) of any amounts over $1.0 billion of the Company’s gross assets, and is payable quarterly in arrears. The base management fee will be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters and will be appropriately pro-rated for any partial quarter.

Incentive Fee

The incentive fee has two components, as follows:

Incentive Fee Based on Income

The first component of the incentive fee is payable quarterly in arrears and is based on our pre-incentive fee net investment income earned during the calendar quarter for which the incentive fee is being calculated. MCC Advisors is entitled to receive the incentive fee on net investment income from us if our Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.5%. The hurdle amount is calculated after making appropriate adjustments to the Company’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by the Company of its common stock (including issuances pursuant to our dividend reinvestment plan), any repurchase by the Company of its own common stock, and any dividends paid by the Company, each as may have occurred during the relevant quarter.

Beginning with the calendar quarter that commenced on January 1, 2016, the incentive fee on net investment income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). We refer to such period as the “Trailing Twelve Quarters.”

The hurdle amount for the incentive fee on net investment income is determined on a quarterly basis, and is equal to 1.5% multiplied by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to the Company’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by the Company of its common stock (including issuances pursuant to our dividend reinvestment plan), any repurchase by the Company of its own common stock, and any dividends paid by the Company, each as may have occurred during the relevant quarter. The incentive fee for any partial period will be appropriately prorated. Any incentive fee on net investment income will be paid to MCC Advisors on a quarterly basis, and will be based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the reduced base management fee but excluding any incentive fee on Pre-Incentive Fee net investment income or on the Company’s capital gains.

Determination of Quarterly Incentive Fee Based on Income

The incentive fee on net investment income for each quarter is determined as follows:

●	No incentive fee on net investment income is payable to MCC Advisors for any calendar quarter for which there is no Excess Income Amount;

●	100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by the Company’s net assets at the beginning of each applicable calendar quarter, as adjusted as noted above, comprising the relevant Trailing Twelve Quarters is included in the calculation of the incentive fee on net investment income; and

●	17.5% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the incentive fee on net investment income.

The amount of the incentive fee on net investment income that will be paid to MCC Advisors for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The incentive fee on net investment income that is paid to MCC Advisors for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

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“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as described below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee on net investment income to MCC Advisors for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee on net investment income to MCC Advisors equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee on net investment income to MCC Advisors, calculated as described above, for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, and dilution to the Company’s net assets due to capital raising or capital actions, in such period and (ii) aggregate capital gains, whether realized or unrealized and accretion to the Company’s net assets due to capital raising or capital action, in such period.

Dilution to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock, as the amount by which the net asset value per share was adjusted over the transaction price per share, multiplied by the number of shares issued. Accretion to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock (including issuances pursuant to our dividend reinvestment plan), as the excess of the transaction price per share over the amount by which the net asset value per share was adjusted, multiplied by the number of shares issued. Accretion to the Company’s net assets due to other capital action is calculated, in the case of repurchases by the Company of its own common stock, as the excess of the amount by which the net asset value per share was adjusted over the transaction price per share multiplied by the number of shares repurchased by the Company.

Incentive Fee Based on Capital Gains

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement as of the termination date) and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

Under GAAP, the Company calculates the second component of the incentive fee as if the Company had realized all assets at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional capital gains incentive fee is subject to the performance of investments until there is a realization event, the amount of the provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive that is ultimately realized and the differences could be material.

Base Management Fee - Prior to Fee Waiver Agreement

The base management fee was calculated at an annual rate of 1.75% of our gross assets (which is defined as all the assets of Medley Capital, including those acquired using borrowings for investment purposes), and was payable quarterly in arrears. The base management fee was based on the average value of our gross assets at the end of the two most recently completed calendar quarters.

Incentive Fee - Prior to Fee Waiver Agreement

The incentive fee based on net investment income was calculated as 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, exceeds a 2.0% (which is 8.0% annualized) hurdle rate but also includes a “‘catch-up’ provision. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

For the avoidance of doubt, the purpose of the new incentive fee calculation under the Fee Waiver Agreement is to permanently reduce aggregate fees payable to MCC Advisors by the Company, effective as of January 1, 2016. In order to ensure that the Company will pay MCC Advisors lesser aggregate fees on a cumulative basis, as calculated beginning January 1, 2016, we will, at the end of each quarter, also calculate the base management fee and incentive fee on net investment income owed by the Company to MCC Advisors based on the formula in place prior to January 1, 2016. If, at any time beginning January 1, 2016, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2016, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2016, MCC Advisors shall only be entitled to the lesser of those two amounts.

F-205

For the years ended September 30, 2017, 2016 and 2015, the Company incurred base management fees to MCC Advisors of $17.8 million, $19.5 million and $22.5 million, respectively.

For the years ended September 30, 2017, 2016 and 2015, base management fees, net of $47,941 and $142,546 waived under the Fee Waiver Agreement were $17.7 million, $19.3 million and $22.5 million, respectively.

The incentive fees shown in the Consolidated Statements of Operations is calculated using the fee structure set forth in investment management agreement, and then adjusted to reflect the terms of the Fee Waiver Agreement. Pursuant to the investment management agreement, pre -incentive fee net investment income is compared to a hurdle rate of 2.0% of the net asset value at the beginning of the period and is calculated as follows:

1)	No incentive fee is recorded during the quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

2)	100% of pre-incentive fee net investment income that exceeds the hurdle rate but is less than 2.5% in the quarter; and

3)	20.0% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.5% of the hurdle rate.

For purposes of implementing the fee waiver under the Fee Waiver Agreement, we calculate the incentive fee based upon the formula that exists under the investment management agreement, and then apply the terms of wavier set forth in the Fee Waiver Agreement, if applicable.

For the years ended September 30, 2017, 2016 and 2015, the Company incurred $0.9 million, $11.5 million and $18.2 million of incentive fees related to pre-incentive fee net investment income.

For the years ended September 30, 2017, 2016 and 2015, incentive fees, net of $43,663 and $3.5 million waived under the Fee Waiver agreement were $0.9 million, $8.0 million and $18.2 million, respectively.

As of September 30, 2017 and 2016, $4.3 million and $4.6 million, respectively, were included in “management and incentive fees payable” in the accompanying Consolidated Statements of Assets and Liabilities.

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by it performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the years ended September 30, 2017, 2016, and 2015, we incurred $3.8 million, $3.9 million, and $4.1 million in administrator expenses, respectively.

Note 7. Related Party Transactions

Due to Affiliate

Due to affiliate consists of certain general and administrative expenses paid by an affiliate on behalf of the Company.

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the IPO price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

Opportunities for co-investments may arise when MCC Advisors or an affiliated investment adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients, or affiliated funds. The Company obtained an exemptive order from the SEC on November 25, 2013 (the “Prior Exemptive Order”). On March 29, 2017, the Company, MCC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise have been prohibited under Section 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder. On October 4, 2017, the Company, MCC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “New Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. The terms of the New Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the Exemptive Order is subject to certain conditions, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would to be in our best interest to participate in the transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

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Note 8. Commitments

Guarantees

The Company has a guarantee to issue up to $7.0 million in standby letters of credit through a financial intermediary on behalf of a certain portfolio company. Under this arrangement, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio company was to default on its related payment obligations. As of September 30, 2017, the Company had not issued any standby letters of credit under the commitment on behalf of the portfolio company. The guarantee will renew annually until cancellation.

Unfunded commitments

As of September 30, 2017 and 2016, we had commitments under loan and financing agreements to fund up to $23.7 million to 15 portfolio companies and $9.2 million to 8 portfolio companies, respectively. These commitments are primarily composed of senior secured term loans and a revolver, and an analysis of their fair value is included in the Consolidated Schedule of Investments. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments as of September 30, 2017 and 2016 is shown in the table below (dollars in thousands):

	September 30, 2017	September 30, 2016
SMART Financial Operations, LLC - Delayed Draw Term Loan	$4,725	$—
Barry’s Bootcamp Holdings, LLC - Revolver	4,400	—
Accupac, Inc. - Delayed Draw Term Loan	2,612	—
CP OPCO LLC - Revolver	1,973	609
AAR Intermediate Holdings, LLC - Revolver	1,797	1,797
SFP Holding, Inc. - Delayed Draw Term Loan	1,778	—
Barry’s Bootcamp Holdings, LLC - Delayed Draw Term Loan	1,271	—
Trans-Fast Remittance LLC - Delayed Draw Term Loan	1,057	—
Black Angus Steakhouses, LLC - Delayed Draw Term Loan	893	893
Brantley Transportation LLC - Delayed Draw Term Loan	788	863
Impact Sales, LLC - Delayed Draw Term Loan	755	—
Black Angus Steakhouses, LLC - Revolver	516	446
Access Media Holdings, LLC - Series AAA Preferred Equity	277	—
Central States Dermatology Services, LLC - Delayed Draw Term Loan	254	—
NVTN LLC - Delayed Draw Term Loan	250	—
SavATree, LLC - Delayed Draw Term Loan	167	—
Engineered Machinery Holdings, Inc. - Delayed Draw Term Loan	159	—
Tenere Acquisition Corp. - Delayed Draw Term Loan	—	2,000
DHISCO Electronic Distribution, Inc. - Revolver	—	1,905
Lydell Jewelry Design Studio, LLC - Delayed Draw Term Loan	—	500
Access Media Holdings, LLC - Series AA Preferred Equity	—	184
Total	$23,672	$9,197

Legal Proceedings

We are a party to certain legal proceedings incidental to the normal course of our business, including where third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

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Note 9. Fee Income

Fee income consists of origination/closing fee, amendment fee, prepayment penalty, administrative agent fee, and other miscellaneous fees. The following tables summarize the Company’s fee income for the years ended September 30, 2017, 2016 and 2015 (dollars in thousands):

	For the years ended September 30
	2017	2016	2015
Origination fee	$3,078	$1,381	$4,966
Amendment fee	1,323	2,563	2,637
Prepayment fee	804	2,551	2,306
Other fees	790	276	240
Administrative agent fee	625	684	587
Fee income	$6,620	$7,455	$10,736

Note 10. Directors Fees

On December 7, 2016, the board of directors approved an amendment to the compensation model pursuant to which the independent directors earn fees for their service on the board of directors. Prior to the amendment, as compensation for serving on our board of directors, each independent director received an annual fee of $55,000. Independent directors also received $7,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and received $2,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee received an annual fee of $25,000 and each chairperson of any other committee received an annual fee of $10,000, and other members of the Audit Committee and any other standing committees received an annual fee of $12,500 and $6,000, respectively, for their additional services in these capacities.

The compensation model approved by the board of directors on December 7, 2016, which was retroactively effective as of October 1, 2016, amended the prior model by increasing the annual fee received by each independent director from $55,000 to $90,000, but decreasing the per board meeting fee from $7,500 to $3,000. In addition, there will no longer be a different fee for participating in board and/or committee meetings telephonically.

No compensation is paid to directors who are ’‘interested persons’’ of the Company (as such term is defined in the 1940 Act). For the years ended September 30, 2017, 2016, and 2015, we accrued $0.6 million, $0.5 million, and $0.6 million for directors’ fees expense, respectively.

Note 11. Earnings Per Share

In accordance with the provisions of ASC Topic 260 - Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. The Company does not have any potentially dilutive common shares as of September 30, 2017.

The following information sets forth the computation of the weighted average basic and diluted net increase/(decrease) in net assets per share from operations for the years ended September 30, 2017, 2016, and 2015 (dollars in thousands, except share and per share amounts):

	For the years ended September 30
	2017	2016	2015
Basic and diluted:
Net increase/(decrease) in net assets from operations	$(15,077)	$(27,962)	$(14,758)
Weighted average common shares outstanding	54,474,211	55,399,646	57,624,779
Earnings per common share-basic and diluted	$(0.28)	$(0.50)	$(0.26)

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Note 12. Financial Highlights

The following is a schedule of financial highlights for the years ended September 30, 2017, 2016, 2015, 2014 and 2013:

	For the years ended September 30
	2017	2016	2015	2014	2013
Per share data:
Net asset value per share at beginning of year	$9.49	$11.00	$12.43	$12.70	$12.52

Net investment income(1)	0.67	0.97	1.27	1.58	1.53
Net realized gains/(losses) on investments	(1.34)	(0.71)	(1.06)	0.01	0.01
Net unrealized appreciation/(depreciation) on investments	0.39	(0.76)	(0.46)	(0.46)	(0.24)
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	0.02	—	(0.01)	(0.03)	—
Loss on extinguishment of debt	(0.02)	—	—	—	—
Net increase/(decrease) in net assets	(0.28)	(0.50)	(0.26)	1.10	1.30

Distributions from net investment income	(0.76)	(1.12)	(1.27)	(1.33)	(1.34)
Distributions from net realized gains	—	—	0.00	(0.02)	(0.02)
Distributions from tax return of capital	—	—	—	(0.13)	(0.09)
Issuance of common stock, net of underwriting costs	—	—	—	0.09	0.28
Repurchase of common stock under stock repurchase program	—	0.11	0.12	—	—
Offering costs	—	—	—	(0.01)	(0.02)
Other(2)	—	—	(0.02)	0.03	0.07

Net asset value at end of year	$8.45	$9.49	$11.00	$12.43	$12.70
Net assets at end of year	$460,429,317	$516,919,142	$619,920,384	$729,856,881	$509,834,455
Shares outstanding at end of year	54,474,211	54,474,211	56,337,152	58,733,284	40,152,904

Per share market value at end of year	$5.97	$7.63	$7.44	$11.81	$13.79
Total return based on market value(3)	(12.73)%	19.37%	(27.56)%	(3.98)%	9.01%
Total return based on net asset value(4)	(0.68)%	0.42%	1.76%	9.73%	12.83%
Portfolio turnover rate	26.01%	8.86%	18.33%	33.95%	25.25%

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The following is a schedule of ratios and supplemental data for the years ended September 30, 2017, 2016, 2015, 2014, and 2013:

	For the years ended September 30
	2017	2016	2015	2014	2013
Ratios:
Ratio of net investment income to average net assets after waivers(6)	7.50%	9.97%	11.00%	12.00%	11.19%
Ratio of total expenses to average net assets after waivers(6)	12.35%	12.49%	11.51%	10.40%	10.27%
Ratio of incentive fees to average net assets after waivers(6)	0.18%	1.49%	2.75%	3.00%	2.80%

Supplemental Data:
Ratio of net operating expenses and credit facility related expenses to average net assets(6)	12.17%	11.00%	8.75%	7.40%	7.47%
Percentage of non-recurring fee income(7)	6.23%	5.61%	6.80%	20.45%	17.48%
Average debt outstanding(8)	$514,726,703	$553,012,824	$568,202,466	$357,547,464	$198,994,397
Average debt outstanding per common share	$9.45	$9.98	$9.86	$7.55	$6.58
Asset coverage ratio per unit(9)	2,327	2,414	2,318	2,732	3,256

Average market value per unit:
Facilities(10)	N/A	N/A	N/A	N/A	N/A
SBA debentures(10)	N/A	N/A	N/A	N/A	N/A
Notes due 2019(5)	$25.39	$25.44	$25.26	$25.62	$25.61
Notes due 2021	$25.80	$25.48	N/A	N/A	N/A
Notes due 2023	$25.18	$25.19	$24.79	$24.76	23.74

(1)	Net investment income excluding management and incentive fee waivers based on total weighted average common stock outstanding equals $0.67 and $0.90 per share for the years ended September 30, 2017 and 2016, respectively. Net investment income based on total weighted average common stock outstanding equals $1.27, $1.58, and $1.53 per share for the years ended September 30, 2015, 2014, and 2013, respectively.
(2)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total return is historical and assumes changes in share price, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge for the period.
(4)	Total return is historical and assumes changes in NAV, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge for the period.
(5)	During the year ended September 30, 2017, the 2019 Notes were redeemed in full and ceased trading on February 17, 2017. The average price for the year ended September 30, 2017 reflects the period from October 1, 2016 through February 17, 2017.
(6)	For the year ended September 30, 2017, excluding management and incentive fee waivers, the ratio of net investment income, total expenses, incentive fees, and operating expenses and credit facility related expenses to average net assets is 7.48%, 12.37%, 0.18%, and 12.18%, respectively. For the year ended September 30, 2016, excluding management and incentive fee waivers, the ratio of net investment income, total expenses, incentive fees, and operating expenses and credit facility related expenses to average net assets is 9.29%, 13.17%, 2.14%, and 11.03%, respectively.
(7)	Represents the impact of the non-recurring fees over total investment income.
(8)	Based on daily weighted average carrying value of debt outstanding during the period.
(9)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. Asset coverage ratio per unit does not include unfunded commitments. The inclusion of unfunded commitments in the calculation of the asset coverage ratio per unit would not cause us to be below the required amount of regulatory coverage.
(10)	The Facilities and SBA Debentures are not registered for public trading.

Note 13. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

F-210

The following table summarizes the Company’s dividend distributions during the years ended September 30, 2017 and 2016:

Date Declared	Record Date	Payment Date	Amount Per Share
During the year ended September 30, 2017
11/3/2016	11/23/2016	12/23/2016	$0.22
1/31/2017	2/22/2017	3/24/2017	0.22
5/5/2017	5/24/2017	6/23/2017	0.16
8/3/2017	8/23/2017	9/22/2017	0.16
			$0.76

Date Declared	Record Date	Payment Date	Amount Per Share
During the year ended September 30, 2016
11/5/2015	11/25/2015	12/18/2015	$0.30
2/1/2016	2/24/2016	3/18/2016	0.30
5/5/2016	5/25/2016	6/24/2016	0.30
8/7/2016	8/24/2016	9/23/2016	0.22
			$1.12

Note 14. Stock Repurchase Program

On February 5, 2015, our board of directors approved a share repurchase program pursuant to which we could purchase up to an aggregate amount of $30.0 million of our common stock between the period of the approval date and February 5, 2016. On December 4, 2015, the board of directors extended the duration of the share repurchase program through December 31, 2016, and increased the aggregate amount to $50.0 million. On December 7, 2016, the board of directors extended the duration of the share repurchase program through December 31, 2017. Any stock repurchases will be made through the open market at times, and in such amounts, as management deems appropriate. As of September 30, 2017, the Company has repurchased an aggregate of 4,259,073 shares of common stock at an average price of $8.00 per share with a total cost of approximately $34.1 million. The maximum dollar value of shares that may yet be purchased under the plan is $15.9 million. This program may be limited or terminated at any time without prior notice. Since the inception of the program, the Company’s net asset value per share was increased by approximately $0.23 as a result of the share repurchases.

The following table summarizes our share repurchases under our stock repurchase program for the years ended September 30, 2017, 2016, and 2015 (dollars in thousands, except share and per share amounts):

	For the years ended September 30
	2017		2016	2015
Dollar amount repurchased	N/A	(1)	$12,870	$21,205
Shares Repurchased	N/A	(1)	1,862,941	2,396,132
Average price per share	N/A	(1)	$6.91	$8.85
Weighted average discount to Net Asset Value	N/A	(1)	31.0%	23.5%

(1)	The Company did not repurchase any shares during the year ended September 30, 2017.

F-211

Note 15. Selected Quarterly Financial Data (Unaudited)

The following tables represent selected unaudited quarterly financial data for the Company during the years ended September 30, 2017, 2016, and 2015 (dollars in thousands, except per share amounts):

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Consolidated Statement of Operations data:
Total investment income	$22,147	$23,696	$24,357	$26,056
Net investment income	8,624	9,569	8,042	10,135
Net realized and unrealized gain/(loss)	(20,446)	(7,353)	(19,834)	(3,809)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	309	783	—	—
Loss on extinguishment of debt	(640)	—	(456)	—
Net increase/(decrease) in net assets resulting from operations	(12,153)	2,999	(12,248)	6,326
Earnings per share	(0.22)	0.06	(0.22)	0.12
Net asset value per common share at period end	$8.45	$8.84	$8.94	$9.39

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Consolidated Statement of Operations data:
Total investment income	$27,195	$28,412	$30,714	$34,427
Net investment income	12,396	10,954	14,575	15,666
Net realized and unrealized gain/(loss)	(16,110)	3,109	(13,994)	(54,646)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	486	(40)	(133)	(225)
Net increase/(decrease) in net assets resulting from operations	(3,228)	14,022	448	(39,204)
Earnings per share	(0.06)	0.26	0.01	(0.70)
Net asset value per common share at period end	$9.49	$9.76	$9.80	$10.01

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Consolidated Statement of Operations data:
Total investment income	$36,607	$35,964	$36,776	$39,849
Net investment income	17,553	17,240	17,753	20,390
Net realized and unrealized gain/(loss)	(34,868)	(8,583)	(5,265)	(38,917)
Change in provision for deferred taxes on unrealized gain/(loss) on investments	717	(284)	(705)	211
Net increase/(decrease) in net assets resulting from operations	(16,598)	8,373	11,783	(18,316)
Earnings per share	(0.29)	0.14	0.20	(0.31)
Net asset value per common share at period end	$11.00	$11.53	$11.68	$11.74

Note 16. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the Consolidated Financial Statements as of and for the year ended September 30, 2017, except as disclosed below.

On October 31, 2017, the Company’s Board of Directors declared a quarterly dividend of $0.16 per share payable on December 22, 2017, to stockholders of record at the close of business on November 22, 2017.

On November 15, 2017, Velocity Pooling Vehicle, LLC (“Velocity”), a portfolio company in which the Company holds first and second lien with an aggregate fair value of approximately $5.2 million at September 30, 2017, filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court in the District of Delaware. Velocity will continue to operate its business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provision of the Bankruptcy Code and orders of the Bankruptcy Court. To support operations through this process, Velocity secured debtor-in-possession (DIP) financing. The Company will continue to assess the investment in Velocity resulting from the bankruptcy as additional information becomes available.

F-212

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	June 30, 2018	September 30, 2017
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $421,438,532 and $625,108,198, respectively)	$358,756,655	$575,495,698
Affiliated investments (amortized cost of $98,688,136 and $91,026,729, respectively)	98,014,511	90,071,365
Controlled investments (amortized cost of $231,809,571 and $197,918,352, respectively)	178,097,139	171,423,836
Total investments at fair value	634,868,305	836,990,899
Cash and cash equivalents	144,002,046	108,571,958
Interest receivable	4,700,646	9,371,048
Other assets	4,075,286	3,321,822
Fees receivable	618,543	765,756
Deferred offering costs	354,754	307,015
Receivable for dispositions and investments sold	149,792	231,895
Total assets	$788,769,372	$959,560,393

LIABILITIES
Revolving credit facility payable (net of debt issuance costs of $1,150,886 and $1,777,181, respectively)	$349,114	$66,222,819
Term loan payable (net of debt issuance costs of $0 and $1,045,895, respectively)	—	100,954,105
Notes payable (net of debt issuance costs of $8,817,564 and $4,122,533, respectively)	276,330,437	172,751,776
SBA debentures payable (net of debt issuance costs of $2,422,162 and $2,845,694, respectively)	147,577,838	147,154,306
Management and incentive fees payable (see Note 6)	3,532,513	4,312,004
Interest and fees payable	7,012,065	3,759,891
Accounts payable and accrued expenses	2,087,463	1,863,546
Administrator expenses payable (see Note 6)	949,696	859,794
Deferred tax liability	437,584	911,936
Deferred revenue	179,449	259,552
Due to affiliate	151,616	81,347
Total liabilities	$438,607,775	$499,131,076

Guarantees and Commitments (see Note 8)

NET ASSETS
Common stock, par value $0.001 per share, 100,000,000 common shares authorized, 54,474,211 and 54,474,211 common shares issued and outstanding, respectively	$54,474	$54,474
Capital in excess of par value	705,046,098	705,046,098
Accumulated undistributed net investment income	(1,687,603)	9,528,367
Accumulated net realized gain/(loss) from investments	(236,183,437)	(176,662,889)
Net unrealized appreciation/(depreciation) on investments, net of deferred taxes	(117,067,935)	(77,536,733)
Total net assets	350,161,597	460,429,317
Total liabilities and net assets	$788,769,372	$959,560,393

NET ASSET VALUE PER SHARE	$6.43	$8.45

See accompanying notes to consolidated financial statements.

F-213

Medley Capital Corporation

Consolidated Statements of Operations

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME:
Interest from investments
Non-controlled/non-affiliated investments:
Cash	$7,736,213	$16,029,549	$31,793,233	$51,064,282
Payment-in-kind	687,187	2,505,760	3,200,815	8,191,703
Affiliated investments:
Cash	537,261	461,758	1,605,335	1,492,454
Payment-in-kind	828,886	102,534	2,447,953	303,763
Controlled investments:
Cash	456,232	620,659	1,312,531	1,317,345
Payment-in-kind	896,059	1,009,148	2,429,712	4,052,050
Total interest income	11,141,838	20,729,408	42,789,579	66,421,597
Dividend income, net of provisional taxes ($0 and $0, respectively)	1,925,000	1,050,000	5,541,360	2,744,953
Interest from cash and cash equivalents	65,440	45,705	123,003	109,484
Fee income (see Note 9)	812,656	1,870,441	3,156,924	4,832,573
Total investment income	13,944,934	23,695,554	51,610,866	74,108,607

EXPENSES:
Base management fees (see Note 6)	3,532,513	4,449,688	11,376,236	13,460,589
Incentive fees (see Note 6)	—	—	—	895,675
Interest and financing expenses	6,754,085	7,320,995	20,983,301	24,238,454
Administrator expenses (see Note 6)	949,696	1,075,365	2,773,616	2,988,505
General and administrative	474,043	423,750	1,903,082	1,903,799
Professional fees	679,322	616,368	1,820,854	1,930,172
Directors fees	520,530	151,736	919,025	471,529
Insurance	130,345	99,199	393,633	298,109
Expenses before management and incentive fee waivers	13,040,534	14,137,101	40,169,747	46,186,832
Management fee waiver (see Note 6)	—	(10,669)	(380,000)	(47,941)
Incentive fee waiver (see Note 6)	—	—	—	(43,663)
Total expenses net of management and incentive fee waivers	13,040,534	14,126,432	39,789,747	46,095,228
Net investment income before excise taxes	904,400	9,569,122	11,821,119	28,013,379
Excise tax expense	—	—	(157,922)	(267,183)
NET INVESTMENT INCOME	904,400	9,569,122	11,663,197	27,746,196

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments
Non-controlled/non-affiliated investments	(34,999,937)	(33,924,107)	(58,352,065)	(40,212,590)
Affiliated investments	—	—	—	—
Controlled investments	—	(21,158,471)	—	(21,158,471)
Net realized gain/(loss) from investments	(34,999,937)	(55,082,578)	(58,352,065)	(61,371,061)
Net unrealized appreciation/(depreciation) on investments
Non-controlled/non-affiliated investments	15,078,448	21,686,516	(13,069,377)	10,666,979
Affiliated investments	927,342	1,063,346	281,739	3,047,338
Controlled investments	(8,759,199)	24,979,569	(27,217,916)	16,660,406
Net unrealized appreciation/(depreciation) on investments	7,246,591	47,729,431	(40,005,554)	30,374,723
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	193,849	782,608	474,352	782,608
Loss on extinguishment of debt	(10,848)	—	(1,168,484)	(456,364)
Net gain/(loss) on investments	(27,570,345)	(6,570,539)	(99,051,751)	(30,670,094)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,665,945)	$2,998,583	$(87,388,554)	$(2,923,898)

WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$(0.49)	$0.06	$(1.60)	$(0.05)
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.02	$0.18	$0.21	$0.51
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED (SEE NOTE 11)	54,474,211	54,474,211	54,474,211	54,474,211
DIVIDENDS DECLARED PER COMMON SHARE	$0.10	$0.16	$0.42	$0.60

See accompanying notes to consolidated financial statements.

F-214

Medley Capital Corporation

Consolidated Statements of Changes in Net Assets

	For the nine months ended June 30
	2018	2017
	(unaudited)	(unaudited)
OPERATIONS:
Net investment income	$11,663,197	$27,746,196
Net realized gain/(loss) from investments	(58,352,065)	(61,371,061)
Net unrealized appreciation/(depreciation) on investments	(40,005,554)	30,374,723
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	474,352	782,608
Loss on extinguishment of debt	(1,168,484)	(456,364)
Net increase/(decrease) in net assets from operations	(87,388,554)	(2,923,898)
SHAREHOLDER DISTRIBUTIONS:
Distributions from net investment income	(22,879,166)	(32,684,527)
Net decrease in net assets from shareholder distributions	(22,879,166)	(32,684,527)
COMMON SHARE TRANSACTIONS:
Offering costs	—	(12,778)
Net increase/(decrease) in net assets from common share transactions	—	(12,778)
Total increase/(decrease) in net assets	(110,267,720)	(35,621,203)
Net assets at beginning of period	460,429,317	516,919,142
Net assets at end of period including accumulated undistributed net investment income of $(1,687,603) and $5,873,430, respectively	$350,161,597	$481,297,939

Net asset value per common share	$6.43	$8.84
Common shares outstanding at end of period	54,474,211	54,474,211

See accompanying notes to consolidated financial statements.

F-215

Medley Capital Corporation

Consolidated Statements of Cash Flows

	For the nine months ended June 30
	2018	2017
	(unaudited)	(unaudited)
Cash flows from operating activities
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$(87,388,554)	$(2,923,898)
ADJUSTMENTS TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED/(USED) BY OPERATING ACTIVITIES:
Investment increases due to payment-in-kind interest	(7,922,687)	(12,932,037)
Net amortization of premium/(discount) on investments	(733,280)	(1,023,751)
Amortization of debt issuance costs	2,729,768	3,875,212
Net realized (gain)/loss from investments	58,352,065	61,371,061
Net deferred income taxes	(474,352)	(782,608)
Net unrealized (appreciation)/depreciation on investments	40,005,554	(30,374,723)
Proceeds from sale and settlements of investments	245,222,710	193,828,802
Purchases, originations and participations	(132,801,768)	(177,252,501)
Loss on extinguishment of debt	1,168,484	456,364
(Increase)/decrease in operating assets:
Interest receivable	4,670,402	2,352,738
Other assets	(753,464)	(210,045)
Fees receivable	147,213	760,729
Receivable for dispositions and investments sold	82,103	(3,516,017)
Increase/(decrease) in operating liabilities:
Management and incentive fees payable, net	(779,491)	(119,601)
Interest and fees payable	3,252,174	1,480,521
Accounts payable and accrued expenses	223,917	(807,964)
Administrator expenses payable	89,902	85,129
Deferred revenue	(80,103)	(151,024)
Due to affiliate	70,269	13,199
Payable for investments purchased, originated and participated	—	1,995,000
NET CASH PROVIDED/(USED) BY OPERATING ACTIVITIES	125,080,862	36,124,586

Cash flows from financing activities
Borrowings on debt	140,775,690	145,863,443
Paydowns on debt	(201,000,000)	(134,500,000)
Debt issuance costs paid	(6,499,559)	(1,025,662)
Payments of cash dividends	(22,879,166)	(32,684,527)
Offering costs paid	(47,739)	(76,801)
NET CASH PROVIDED/(USED) BY FINANCING ACTIVITIES	(89,650,774)	(22,423,547)

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	35,430,088	13,701,039
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	108,571,958	104,485,263
CASH AND CASH EQUIVALENTS, END OF PERIOD	$144,002,046	$118,186,302

Supplemental Information:
Interest paid during the period	$14,945,110	$18,825,098
Supplemental non-cash information:
Payment-in-kind interest income	$8,078,480	$12,547,516
Net amortization of premium/(discount) on investments	$733,280	$1,023,751
Amortization of debt issuance costs	$(2,729,768)	$(3,875,212)
Non-cash purchase of investments	$5,069,848	$112,104,733
Non-cash sale of investments	$5,069,848	$112,104,733

See accompanying notes to consolidated financial statements.

F-216

Medley Capital Corporation

Consolidated Schedule of Investments

June 30, 2018

(unaudited)

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Non-Controlled/Non-Affiliated Investments:

3SI Security Systems, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)	6/16/2023	$17,368,750	$17,368,750	$17,519,858	5.0%
				17,368,750	17,368,750	17,519,858

Accupac, Inc.(7)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 4.50% Cash, 1.00% LIBOR Floor)(13)(18)	9/14/2023	9,813,512	9,813,512	9,813,512	2.8%
				9,813,512	9,813,512	9,813,512

Alpine SG, LLC(7)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	11/16/2022	13,432,500	13,432,500	13,382,800	3.8%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	11/16/2022	6,630,037	6,630,037	6,605,506	1.9%
		Revolving Credit Facility (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)(17)	11/16/2022	—	—	—	0.0%
				20,062,537	20,062,537	19,988,306

American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	9/25/2023	6,500,000	6,500,000	6,565,000	1.9%
				6,500,000	6,500,000	6,565,000

Autosplice, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(14)	6/30/2019	13,984,299	13,984,299	13,982,901	4.0%
				13,984,299	13,984,299	13,982,901

Barry’s Bootcamp Holdings, LLC(7)	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	7/14/2022	7,628,570	7,628,570	7,585,087	2.2%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	7/14/2022	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)(17)	7/14/2022	880,000	880,000	880,000	0.3%
				8,508,570	8,508,570	8,465,087

Be Green Packaging, LLC	Containers, Packaging & Glass	Equity - 417 Common Units		—	416,250	—	0.0%
				—	416,250	—

Black Angus Steakhouses, LLC(7)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	4/24/2020	7,546,875	7,546,875	7,393,272	2.1%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	4/24/2020	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)(17)	4/24/2020	—	—	—	0.0%
				7,546,875	7,546,875	7,393,272

F-217

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Brook & Whittle Holdings Corp.(7)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	10/17/2023	1,323,622	1,323,622	1,323,622	0.4%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)(19)	10/17/2023	—	—	—	0.0%
				1,323,622	1,323,622	1,323,622

Central States Dermatology Services, LLC(7)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(13)	4/20/2022	1,079,060	1,079,060	1,079,060	0.3%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(13)(18)	4/20/2022	208,304	208,304	208,304	0.1%
				1,287,364	1,287,364	1,287,364

CP OPCO, LLC	Services: Consumer	Senior Secured First Lien Term Loan B (Prime + 5.50% PIK)(10)(15)	4/1/2019	1,340,255	1,210,237	234,008	0.1%
		Senior Secured First Lien Term Loan C (Prime + 8.50% PIK)(10)(15)	4/1/2019	10,009,261	4,060,507	—	0.0%
		Preferred Facility (Prime + 7.00% PIK)(10)(15)	4/1/2019	5,883,641	—	—	0.0%
		Equity - 232 Common Units		—	—	—	0.0%
				17,233,157	5,270,744	234,008

CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(13)	7/26/2025	4,010,025	3,991,638	3,981,153	1.1%
				4,010,025	3,991,638	3,981,153

Crow Precision Components, LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	9/30/2019	12,990,000	12,990,000	12,990,000	3.7%
		Equity - 350 Common Units		—	700,000	273,809	0.1%
				12,990,000	13,690,000	13,263,809

CT Technologies Intermediate Holdings, Inc.(12)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(13)	12/1/2022	7,500,000	7,500,000	7,257,750	2.1%
				7,500,000	7,500,000	7,257,750

DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 8.50% PIK, 1.50% LIBOR Floor)(14)	11/10/2019	4,324,603	4,324,603	4,324,603	1.2%
		Senior Secured First Lien Term Loan B (LIBOR + 11.00% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	16,209,357	14,896,413	1,338,893	0.4%
		Senior Secured First Lien Term Loan C (LIBOR + 12.25% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	14,162,248	11,600,575	—	0.0%
		Senior Secured First Lien Term Loan D (LIBOR + 13.25% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	13,378,208	4,701,476	—	0.0%
		Equity - 1,230,769 Class A Units		—	1,230,769	—	0.0%
				48,074,416	36,753,836	5,663,496

Dream Finders Homes, LLC	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)(16)	10/1/2018	2,643,665	2,633,790	2,643,665	0.7%
		Preferred Equity (8.00% PIK)		3,790,308	3,790,308	3,790,308	1.1%
				6,433,973	6,424,098	6,433,973

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (13.50% PIK + LIBOR)(10)(16)	5/6/2019	20,136,102	18,674,779	6,040,831	1.7%
				20,136,102	18,674,779	6,040,831

Engineered Machinery Holdings, Inc.	Capital Equipment	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(14)	7/18/2025	1,671,064	1,655,712	1,649,173	0.5%
				1,671,064	1,655,712	1,649,173

F-218

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
FKI Security Group, LLC(12)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	3/30/2020	11,375,000	11,375,000	11,375,000	3.2%
				11,375,000	11,375,000	11,375,000

Footprint Acquisition, LLC	Services: Business	Preferred Equity (8.75% PIK)		6,535,326	6,535,326	6,535,326	1.9%
		Equity - 150 Common Units		—	—	33,080	0.0%
				6,535,326	6,535,326	6,568,406

Freedom Powersports, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 1.50% LIBOR Floor)(14)	9/26/2019	11,300,000	11,300,000	11,365,540	3.2%
				11,300,000	11,300,000	11,365,540

Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(13)	2/7/2023	9,601,349	9,601,349	9,697,362	2.8%
				9,601,349	9,601,349	9,697,362

Global Accessories Group, LLC(12)	Consumer goods: Non-durable	Equity - 3.8% Membership Interest		—	151,337	151,339	0.0%
				—	151,337	151,339

Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)(8)	10/15/2019	20,000,000	20,000,000	20,154,000	5.8%
				20,000,000	20,000,000	20,154,000

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan (LIBOR + 8.75% Cash, 1.00% LIBOR Floor)(13)	6/21/2023	3,000,000	2,960,738	2,786,400	0.8%
				3,000,000	2,960,738	2,786,400

Impact Sales, LLC(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)	6/27/2023	3,465,984	3,465,984	3,465,984	1.0%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)(18)	6/27/2023	—	—	—	0.0%
				3,465,984	3,465,984	3,465,984

InterFlex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)	8/18/2022	14,250,000	14,250,000	13,407,825	3.8%
				14,250,000	14,250,000	13,407,825

Jackson Hewitt Tax Service Inc.	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(13)	4/20/2023	7,000,000	7,000,000	7,000,000	2.0%
				7,000,000	7,000,000	7,000,000

L & S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	2/15/2022	19,951,324	19,951,324	20,110,934	5.7%
				19,951,324	19,951,324	20,110,934

Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)(16)	2/19/2019	5,898,958	5,736,620	5,848,816	1.7%
		Warrants - 0.81% of Outstanding Equity(20)	2/19/2024	—	955,680	—	0.0%
				5,898,958	6,692,300	5,848,816

Manna Pro Products, LLC(7)	Consumer goods: Non-durable	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(13)	12/8/2023	5,467,307	5,467,307	5,420,288	1.5%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(13)(18)	12/8/2023	670,363	670,363	660,912	0.2%
				6,137,670	6,137,670	6,081,200

F-219

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)(10)(14)	12/31/2018	21,419,998	19,992,151	11,401,865	3.3%
				21,419,998	19,992,151	11,401,865

Path Medical, LLC(7)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(14)	10/11/2021	8,151,557	7,791,032	7,654,312	2.2%
		Senior Secured First Lien Term Loan A (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(14)	10/11/2021	2,808,500	2,808,500	2,202,557	0.6%
		Warrants - 1.56% of Outstanding Equity	1/9/2027	—	499,751	—	0.0%
				10,960,057	11,099,283	9,856,869

Point.360	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% PIK)(10)(16)	7/8/2020	2,103,712	2,103,712	1,051,856	0.3%
		Equity - 479,283 Common Units		—	129,406	—	0.0%
		Warrants - 2.8% of Outstanding Equity	7/8/2020	—	52,757	—	0.0%
				2,103,712	2,285,875	1,051,856

Redwood Services Group, LLC(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	6/6/2023	6,037,500	6,037,500	6,037,500	1.7%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	6/6/2023	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)(17)	6/6/2023	—	—	—	0.0%
				6,037,500	6,037,500	6,037,500

RMS Holding Company, LLC(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)	11/16/2022	12,406,250	12,406,250	12,406,250	3.5%
		Revolving Credit Facility (LIBOR + 6.00% Cash, 1.00% LIBOR Floor)(14)(17)	11/16/2022	1,073,204	1,073,204	1,050,424	0.3%
				13,479,454	13,479,454	13,456,674

SavATree, LLC(7)	Environmental Industries	Senior Secured First Lien Term Loan (LIBOR + 5.25% Cash, 1.00% LIBOR Floor)(14)	6/2/2022	1,863,558	1,863,558	1,863,558	0.5%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 5.25% Cash, 1.00% LIBOR Floor)(14)(18)	6/2/2022	43,333	43,333	43,333	0.0%
				1,906,891	1,906,891	1,906,891

Sendero Drilling Company, LLC	Energy: Oil & Gas	Warrants - 5.52% of Outstanding Equity	3/18/2019	—	793,523	429,153	0.1%
				—	793,523	429,153

Seotowncenter, Inc.	Services: Business	Equity - 3,249.697 Common Units		—	500,000	532,885	0.2%
				—	500,000	532,885

SFP Holding, Inc.(7)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)	9/1/2022	6,191,111	6,191,111	6,191,111	1.8%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)(17)	9/1/2022	1,108,333	1,108,333	1,108,333	0.3%
		Equity - 1.42% Company Interest		—	600,000	600,000	0.2%
				7,299,444	7,899,444	7,899,444

F-220

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(14)	7/31/2020	7,330,098	7,330,098	7,031,763	2.0%
				7,330,098	7,330,098	7,031,763

SMART Financial Operations, LLC(7)	Retail	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(14)	11/22/2021	2,775,000	2,775,000	2,775,833	0.8%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(14)	11/22/2021	2,025,000	2,025,000	2,026,418	0.6%
		Equity - 700,000 Class A Preferred Units		—	700,000	812,000	0.2%
				4,800,000	5,500,000	5,614,251

SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(14)	2/17/2022	7,406,250	7,406,250	7,480,313	2.1%
				7,406,250	7,406,250	7,480,313

Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 0.75% LIBOR Floor)(13)	8/19/2019	3,787,750	3,787,750	3,780,554	1.1%
		Equity - 263,814.43 Class A Units		—	263,814	282,281	0.1%
				3,787,750	4,051,564	4,062,835

Starfish Holdco, LLC	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(13)	8/18/2025	4,000,000	3,944,329	3,977,600	1.1%
				4,000,000	3,944,329	3,977,600

Trans-Fast Remittance LLC(7)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)(17)	12/2/2021	3,567,857	3,567,857	3,548,432	1.0%
		Revolving Credit Facility (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)(17)	12/2/2021	1,875,000	1,875,000	1,867,125	0.5%
				5,442,857	5,442,857	5,415,557

Vail Holdco Corp	Wholesale	Equity - 10,371 Shares of Series A Preferred Stock (12.50% PIK)(8)		10,371,000	9,945,214	9,917,787	2.8%
		Equity - 7,700 Shares of Junior Convertible Preferred Stock		7,700,000	7,700,000	7,700,000	2.2%
		Warrants - 0.4875% of Outstanding Equity		—	425,787	425,763	0.1%
				18,071,000	18,071,001	18,043,550

Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor)(14)	4/28/2023	808,000	731,284	728,573	0.2%
		Equity - 5,441 Class A Units		—	302,464	302,464	0.1%
		Warrants - 0.65% of Outstanding Equity	3/30/2028	—	361,667	361,667	0.1%
				808,000	1,395,415	1,392,704

Watermill-QMC Midco, Inc.	Automotive	Equity - 1.3% Partnership Interest(9)		—	518,283	698,024	0.2%
				—	518,283	698,024

Xebec Global Holdings, LLC	High Tech Industries	Senior Secured First Lien Delayed Draw (LIBOR + 5.50% Cash, 1.00% LIBOR Floor)(14)	2/12/2024	3,591,000	3,591,000	3,591,000	1.0%
				3,591,000	3,591,000	3,591,000

Subtotal Non-Controlled/Non-Affiliated Investments				$441,403,888	$421,438,532	$358,756,655

F-221

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Affiliated Investments:

1888 Industrial Services, LLC(7)(23)	Energy: Oil & Gas	Senior Secured First Lien Term Loan A (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(14)	9/30/2021	$8,984,232	$8,984,232	$8,984,232	2.6%
		Senior Secured First Lien Term Loan B (LIBOR + 8.00% PIK, 1.00% LIBOR Floor)(14)	9/30/2021	21,209,827	18,613,529	19,224,587	5.5%
		Revolving Credit Facility (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(14)(17)	9/30/2021	3,054,639	3,054,639	3,054,639	0.9%
		Equity - 21,562.16 Class A Units		—	—	—	0.0%
				33,248,698	30,652,400	31,263,458

Access Media Holdings, LLC(7)	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (10.00% PIK)(10)	7/22/2020	8,844,573	8,446,385	5,876,334	1.7%
		Preferred Equity Series A		1,600,000	1,600,000	—	0.0%
		Preferred Equity Series AA		800,000	800,000	—	0.0%
		Preferred Equity Series AAA		792,000	792,000	(88,000)	0.0%
		Equity - 16 Common Units		—	—	—	0.0%
				12,036,573	11,638,385	5,788,334

Brantley Transportation LLC(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00% PIK)(10)	8/2/2017	12,431,717	9,000,000	6,159,916	1.8%
		Senior Secured First Lien Delayed Draw (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(13)	8/2/2017	503,105	503,105	503,105	0.1%
		Equity - 7.5 Common Units		—	—	—	0.0%
				12,934,822	9,503,105	6,663,021

JFL-NGS Partners, LLC	Construction & Building	Preferred Equity - A-2 Preferred (3.00% PIK)		31,468,755	31,468,755	31,468,755	9.0%
		Preferred Equity - A-1 Preferred (3.00% PIK)		4,072,311	4,072,311	4,072,311	1.2%
		Equity - 57,300 Class B Units		—	57,300	7,462,752	2.1%
				35,541,066	35,598,366	43,003,818

JFL-WCS Partners, LLC	Environmental Industries	Preferred Equity - Class A Preferred (6.00% PIK)		1,166,292	1,166,292	1,166,292	0.3%
		Equity - 129,588 Class B Units		—	129,588	129,588	0.0%
				1,166,292	1,295,880	1,295,880

US Multifamily, LLC(11)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	1.9%
		Equity - 33,300 Preferred Units		—	3,330,000	3,330,000	1.0%
				6,670,000	10,000,000	10,000,000

Subtotal Affiliated Investments				$101,597,451	$98,688,136	$98,014,511

Controlled Investments:(5)

Capstone Nutrition(12)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(14)	9/25/2020	$29,055,605	$20,803,397	$12,156,865	3.5%
		Senior Secured First Lien Delayed Draw (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(14)	9/25/2020	12,572,336	9,153,997	5,260,265	1.5%
		Senior Secured First Lien Incremental Delayed Draw (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(14)	9/25/2020	2,157,066	2,157,066	2,157,066	0.6%
		Equity - 4,664.6 Class B Units and 9,424.4 Class C Units		—	12	—	0.0%
		Equity - 2,932.3 Common Units		—	400,003	—	0.0%
				43,785,007	32,514,475	19,574,196

F-222

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
MCC Senior Loan Strategy JV I LLC(11)	Multisector Holdings	Equity - 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	78,575,000	78,230,993	22.3%
				—	78,575,000	78,230,993

NVTN LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 4.00% Cash, 1.00% LIBOR Floor)(13)	11/9/2020	4,005,990	4,005,990	4,005,990	1.1%
		Senior Secured First Lien Term Loan B (LIBOR + 9.25% PIK, 1.00% LIBOR Floor)(13)	11/9/2020	11,501,977	11,501,977	11,501,977	3.3%
		Senior Secured First Lien Term Loan C (LIBOR + 12.00% PIK, 1.00% LIBOR Floor)(13)	11/9/2020	7,217,129	7,217,129	7,217,129	2.1%
		Equity - 787.4 Class A Units		—	9,550,922	1,910,184	0.5%
				22,725,096	32,276,018	24,635,280

OmniVere, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 13.00% PIK)(10)(16)	5/5/2019	28,461,493	22,880,599	13,692,825	3.9%
		Senior Secured First Lien Term Loan (8.00% PIK)	5/5/2019	4,130,473	4,130,473	4,130,473	1.2%
		Unsecured Debt (8.00% PIK)(10)	7/24/2025	28,329,048	22,727,575	—	0.0%
		Equity - 5,055.56 Common Units		—	872,698	—	0.0%
				60,921,014	50,611,345	17,823,298

TPG Plastics LLC	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan (Prime + 0.00% Cash)(15)	12/31/2019	401,346	401,346	401,346	0.1%
		Unsecured Debt (10.00% Cash)(21)		360,000	360,000	360,000	0.1%
		Unsecured Debt (1.00% Cash)(22)		646,996	646,996	646,996	0.2%
		Equity - 35 Class B Units		—	2,670,154	2,670,154	0.8%
				1,408,342	4,078,496	4,078,496

URT Acquisition Holdings Corporation	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(14)	5/2/2022	14,966,563	14,966,563	14,966,563	4.3%
		Preferred Equity (12.00% PIK)		5,850,795	5,850,795	5,850,795	1.7%
		Equity - 397,466 Common Units		—	12,936,879	12,937,518	3.7%
				20,817,358	33,754,237	33,754,876

Subtotal Controlled Investments				$149,656,817	$231,809,571	$178,097,139

Total Investments, June 30, 2018				$692,658,156	$751,936,239	$634,868,305	181.3%

(1)	All of our investments are domiciled in the United States. Certain investments also have international operations.

F-223

(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $13,776,648, $124,643,547, and $110,866,899, respectively. The tax cost basis of investments is $745,735,204 as of June 30, 2018.
(4)	Percentage is based on net assets of $350,161,597 as of June 30, 2018.
(5)	Controlled Investments are defined by the Investment Company Act of 1940, as amended (the “1940 Act”), as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(6)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy (see Note 4).
(7)	The investment has an unfunded commitment as of June 30, 2018 (see Note 8), and includes an analysis of the value of any unfunded commitments.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $30,071,787 and 8.6% of net assets as of June 30, 2018, and are considered restricted securities.
(9)	Represents 1.3% partnership interest in Watermill-QMC Partners, LP, and Watermill-EMI Partners, LP.
(10)	The investment was on non-accrual status as of June 30, 2018.
(11)	The investment is not a qualifying asset as defined under Section 55(a) of 1940 Act, in a whole, or in part. As of June 30, 2018, 13.9% of the Company’s portfolio investments were non-qualifying assets.
(12)	A portion of this investment was sold via a participation agreement. The amount stated is the portion retained by Medley Capital Corporation (see Note 3).
(13)	The interest rate on these loans is subject to the greater of a London Interbank Offering Rate (’‘LIBOR’’) floor, or 1 month LIBOR plus a base rate. The 1 month LIBOR as of June 30, 2018 was 2.10%.
(14)	The interest rate on these loans is subject to the greater of a LIBOR floor, or 3 month LIBOR plus a base rate. The 3 month LIBOR as of June 30, 2018 was 2.34%.
(15)	These loans bear interest at an alternate base rate, or in the case of these particular investments the Prime Rate set by the Federal Reserve, plus a given spread. The Prime Rate in effect at June 30, 2018 was 5.00%.
(16)	The interest rate on these loans is subject to 3 month LIBOR plus a base rate. The 3 month LIBOR as of June 30, 2018 was 2.34%.
(17)	This investment earns 0.50% commitment fee on all unused commitment as of June 30, 2018, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(18)	This investment earns 1.00% commitment fee on all unused commitment as of June 30, 2018, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(19)	This investment earns 0.75% commitment fee on all unused commitment as of June 30, 2018, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(20)	This investment represents a Level 2 security in the ASC 820 table as of June 30, 2018 (see Note 4).
(21)	This investment is scheduled to repay a percentage of the outstanding principal on a quarterly basis. Upon TPG Plastics, LLC obtaining all environmental and product testing authorizations, licenses and permits from all applicable governmental authorities, the remaining outstanding principal shall be repaid in full.
(22)	This investment shall convert to equity upon TPG Plastics, LLC obtaining all environmental and product testing authorizations, licenses and permits from all applicable governmental authorities. Upon conversion Medley Capital Corporation will continue to own 35% of the equity of TPG Plastics, LLC.
(23)	Investment changed its name from AAR Intermediate Holdings, LLC during FY 2018.

See accompanying notes to consolidated financial statements.

F-224

Medley Capital Corporation

Consolidated Schedule of Investments

September 30, 2017

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)

Non-Controlled/Non-Affiliated Investments:

3SI Security Systems, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)	6/16/2023	$17,500,000	$17,500,000	$17,500,000	3.8%
				17,500,000	17,500,000	17,500,000

Accupac, Inc.(7)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 4.50% Cash, 1.00% LIBOR Floor)(13)(18)	9/14/2023	9,887,670	9,887,670	9,887,670	2.2%
				9,887,670	9,887,670	9,887,670

Advanced Diagnostic Holdings, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	12/11/2020	14,776,537	14,776,537	14,776,537	3.2%
				14,776,537	14,776,537	14,776,537

American Dental Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	9/25/2023	6,500,000	6,500,000	6,578,000	1.4%
				6,500,000	6,500,000	6,578,000

Autosplice, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(14)	6/30/2019	14,262,133	14,262,133	14,342,001	3.1%
				14,262,133	14,262,133	14,342,001

Avantor Performance Materials Holdings, LLC	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan (LIBOR + 8.25% Cash, 1.00% LIBOR Floor)(13)	3/10/2025	1,000,000	990,465	1,020,000	0.2%
				1,000,000	990,465	1,020,000

Barry’s Bootcamp Holdings, LLC(7)	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	7/14/2022	7,628,570	7,628,570	7,628,570	1.7%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	7/14/2022	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)(17)	7/14/2022	—	—	—	0.0%
				7,628,570	7,628,570	7,628,570

Be Green Packaging, LLC	Containers, Packaging & Glass	Equity - 417 Common Units		—	416,250	—	0.0%
				—	416,250	—

Black Angus Steakhouses, LLC(7)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	4/24/2020	7,700,893	7,700,893	7,375,190	1.6%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	4/24/2020	—	—	—	0.0%
		Revolving Credit Facility (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)(17)	4/24/2020	376,360	376,360	343,324	0.1%
				8,077,253	8,077,253	7,718,514

Central States Dermatology Services, LLC(7)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)	4/20/2022	1,087,248	1,087,248	1,087,248	0.2%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 6.50% Cash, 1.00% LIBOR Floor)(14)(18)	4/20/2022	155,930	155,930	155,930	0.0%
				1,243,178	1,243,178	1,243,178

F-225

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Comfort Holding, LLC	Consumer goods: Durable	Senior Secured Second Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(13)	2/3/2025	1,000,000	961,738	850,200	0.2%
				1,000,000	961,738	850,200

CP OPCO, LLC(7)	Services: Consumer	Senior Secured First Lien Term Loan B (ABR + 5.50% PIK, 4.25% ABR Floor)(10)	3/31/2019	1,244,335	1,210,237	338,459	0.1%
		Senior Secured First Lien Term Loan C (ABR + 8.50% PIK, 4.25% ABR Floor)(10)	3/31/2019	9,088,659	4,060,507	—	0.0%
		Preferred Facility (ABR + 7.00% PIK, 3.75% ABR Floor)(10)	3/31/2019	5,297,476	—	—	0.0%
		Revolving Credit Facility (ABR + 3.50% Cash, 4.25% ABR Floor)	3/31/2019	—	—	—	0.0%
		Equity - 232 Common Units		—	—	—	0.0%
				15,630,470	5,270,744	338,459

CPI International, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(13)	7/26/2025	5,000,000	4,975,352	4,975,000	1.1%
				5,000,000	4,975,352	4,975,000

Crow Precision Components, LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	9/30/2019	13,277,500	13,277,500	13,246,962	2.9%
		Equity - 350 Common Units		—	700,000	273,808	0.1%
				13,277,500	13,977,500	13,520,770

CT Technologies Intermediate Holdings, Inc.(12)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(13)	12/1/2022	7,500,000	7,500,000	7,500,000	1.6%
				7,500,000	7,500,000	7,500,000

DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan A (LIBOR + 8.50% PIK, 1.50% LIBOR Floor)(14)	11/10/2019	4,005,143	4,005,143	4,005,143	0.9%
		Senior Secured First Lien Term Loan B (LIBOR + 11.00% PIK, 1.50% LIBOR Floor)(14)	11/10/2019	14,732,716	14,732,716	14,732,716	3.2%
		Senior Secured First Lien Term Loan C (LIBOR + 12.25% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	12,751,998	11,600,575	6,375,999	1.4%
		Senior Secured First Lien Term Loan D (LIBOR + 13.25% PIK, 1.50% LIBOR Floor)(10)(14)	11/10/2019	11,956,119	4,701,476	—	0.0%
		Equity - 1,230,769 Class A Units		—	1,230,769	—	0.0%
				43,445,976	36,270,679	25,113,858

Dream Finders Homes, LLC	Construction & Building	Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)(16)	10/1/2018	3,460,972	3,417,279	3,495,581	0.8%
		Preferred Equity (8.00% PIK)		3,571,500	3,571,500	3,571,500	0.8%
				7,032,472	6,988,779	7,067,081

Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (13.50% PIK + LIBOR)(16)	6/6/2018	18,201,153	18,201,153	15,492,821	3.4%
				18,201,153	18,201,153	15,492,821

Engineered Machinery Holdings, Inc.(7)	Capital Equipment	Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(14)	7/18/2025	1,519,149	1,504,143	1,503,957	0.3%
		Senior Secured Second Lien Delayed Draw Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(14)(19)	7/18/2025	21,702	21,487	19,894	0.0%
				1,540,851	1,525,630	1,523,851

F-226

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
FKI Security Group, LLC(12)	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	3/30/2020	11,656,250	11,656,250	11,656,250	2.5%
				11,656,250	11,656,250	11,656,250

Footprint Acquisition, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash)(15)	2/27/2020	5,117,626	5,117,626	5,117,626	1.1%
		Preferred Equity (8.75% PIK)		6,124,188	6,124,188	5,427,255	1.2%
		Equity - 150 Common Units		—	—	—	0.0%
				11,241,814	11,241,814	10,544,881

Freedom Powersports, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 1.50% LIBOR Floor)(14)	9/26/2019	12,410,000	12,410,000	12,517,967	2.7%
				12,410,000	12,410,000	12,517,967

Friedrich Holdings, Inc.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(13)	2/7/2023	10,000,000	10,000,000	10,094,000	2.2%
				10,000,000	10,000,000	10,094,000

Global Accessories Group, LLC(12)	Consumer goods: Non-durable	Equity - 3.8% Membership Interest		—	151,337	151,339	0.0%
				—	151,337	151,339

Harrison Gypsum, LLC(12)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% PIK, 1.50% LIBOR Floor)(13)	12/21/2018	52,137,471	52,137,471	50,667,194	11.0%
				52,137,471	52,137,471	50,667,194

Heligear Acquisition Co.(8)	Aerospace & Defense	Senior Secured First Lien Note (10.25% Cash)	10/15/2019	20,000,000	20,000,000	20,478,000	4.4%
				20,000,000	20,000,000	20,478,000

Imagine! Print Solutions LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term Loan (LIBOR + 8.75% Cash, 1.00% LIBOR Floor)(14)	6/21/2023	3,000,000	2,956,403	2,955,000	0.6%
				3,000,000	2,956,403	2,955,000

Impact Sales, LLC(7)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(14)	12/30/2021	2,605,312	2,605,312	2,621,986	0.6%
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(14)(18)	12/30/2021	119,711	119,711	125,307	0.0%
				2,725,023	2,725,023	2,747,293

InterFlex Acquisition Company, LLC	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)	8/18/2022	14,812,500	14,812,500	14,812,500	3.2%
				14,812,500	14,812,500	14,812,500

JD Norman Industries, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 12.25% Cash)(15)	3/6/2019	20,100,000	20,100,000	20,071,860	4.4%
				20,100,000	20,100,000	20,071,860

L & S Plumbing Partnership, Ltd.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)(14)	2/15/2022	21,234,375	21,234,375	21,412,744	4.7%
				21,234,375	21,234,375	21,412,744

Lighting Science Group Corporation	Containers, Packaging & Glass	Senior Secured Second Lien Term (LIBOR + 10.00% Cash, 2.00% PIK)(16)	2/19/2019	13,865,893	13,531,508	13,386,133	2.9%
		Warrants - 0.98% of Outstanding Equity(21)	2/19/2024	—	955,680	—	0.0%
				13,865,893	14,487,188	13,386,133

F-227

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Merchant Cash and Capital, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 13.00% Cash, 3.00% LIBOR Floor)(13)	5/31/2017	4,915,635	4,915,635	4,915,635	1.1%
		Senior Secured Second Lien Term Loan (17.00% PIK)(10)	5/4/2017	15,519,966	15,167,277	7,759,983	1.7%
				20,435,601	20,082,912	12,675,618

Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(14)	9/29/2020	35,278,846	35,278,846	35,278,846	7.7%
				35,278,846	35,278,846	35,278,846

Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 3.00% PIK, 0.75% LIBOR Floor)(14)	12/31/2018	21,127,331	21,127,331	21,127,331	4.6%
				21,127,331	21,127,331	21,127,331

The Plastics Group, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	2/28/2019	21,755,233	21,755,233	18,992,318	4.1%
				21,755,233	21,755,233	18,992,318

Path Medical, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(14)	10/11/2021	8,459,113	8,034,525	8,503,947	1.8%
		Senior Secured First Lien Term Loan A (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)(14)	10/11/2021	2,808,500	2,808,500	2,823,385	0.6%
		Warrants - 1.56% of Outstanding Equity	1/9/2027	—	499,751	83,018	0.0%
				11,267,613	11,342,776	11,410,350

Point.360	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00% PIK)(16)	7/8/2020	2,085,870	2,085,870	1,844,534	0.4%
		Equity - 479,283 Common Units(20)		—	129,406	38,343	0.0%
		Warrants - 2.8% of Outstanding Equity(21)	7/8/2020	—	52,757	21,103	0.0%
				2,085,870	2,268,033	1,903,980

Prince Mineral Holding Corp.(8)	Wholesale	Senior Secured First Lien Note (11.50% Cash)(21)	12/15/2019	6,800,000	6,767,560	7,066,560	1.5%
				6,800,000	6,767,560	7,066,560

Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)(14)	11/1/2019	17,000,000	17,000,000	16,117,700	3.5%
				17,000,000	17,000,000	16,117,700

SavATree, LLC(7)	Environmental Industries	Senior Secured First Lien Term Loan (LIBOR + 5.25% Cash, 1.00% LIBOR Floor)(14)(18)	6/2/2022	1,330,000	1,330,000	1,330,000	0.3%
				1,330,000	1,330,000	1,330,000

Sendero Drilling Company, LLC	Energy: Oil & Gas	Warrants - 5.52% of Outstanding Equity	3/18/2019	—	793,523	2,188,676	0.5%
				—	793,523	2,188,676

Seotowncenter, Inc.(12)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	9/11/2019	23,697,976	23,697,976	23,697,976	5.1%
		Equity - 3,249.697 Common Units		—	500,000	419,731	0.1%
				23,697,976	24,197,976	24,117,707

SFP Holding, Inc.(7)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 6.25% Cash, 1.00% LIBOR Floor)(14)(17)	9/1/2022	6,222,222	6,222,222	6,222,222	1.4%
		Equity - 1.42% Company Interest		—	600,000	600,000	0.1%
				6,222,222	6,822,222	6,822,222

F-228

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Ship Supply Acquisition Corporation	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(14)	7/31/2020	7,648,798	7,648,798	7,337,492	1.6%
				7,648,798	7,648,798	7,337,492

SMART Financial Operations, LLC(7)	Retail	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 1.00% LIBOR Floor)(14)	11/22/2021	2,775,000	2,775,000	2,848,500	0.6%
		Equity - 700,000 Class A Preferred Units		—	700,000	735,000	0.2%
				2,775,000	3,475,000	3,583,500

SRS Software, LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 7.00% Cash, 1.00% LIBOR Floor)(14)	2/17/2022	7,462,500	7,462,500	7,527,424	1.6%
				7,462,500	7,462,500	7,527,424

Stancor, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.75% LIBOR Floor)(13)	8/19/2019	4,346,364	4,346,364	4,346,364	0.9%
		Equity - 263,814.43 Class A Units		—	263,814	205,775	0.0%
				4,346,364	4,610,178	4,552,139

Starfish Holdco, LLC	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)(14)	8/18/2025	4,000,000	3,940,532	3,940,000	0.9%
				4,000,000	3,940,532	3,940,000

Taylored Freight Services, LLC	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)(14)	11/1/2017	14,895,052	14,895,052	14,895,052	3.2%
				14,895,052	14,895,052	14,895,052

Trans-Fast Remittance LLC(7)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)(17)	12/2/2021	3,567,857	3,567,857	3,661,282	0.8%
		Revolving Credit Facility (LIBOR + 8.00% Cash, 1.00% LIBOR Floor)(13)	12/2/2021	1,875,000	1,875,000	1,875,000	0.4%
				5,442,857	5,442,857	5,536,282

Velocity Pooling Vehicle, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.00% Cash, 1.00% LIBOR Floor)(9)	5/14/2021	1,958,668	1,109,768	1,091,958	0.2%
		Senior Secured Second Lien Term Loan (LIBOR + 7.25% Cash, 1.00% LIBOR Floor)(9)	5/13/2022	24,000,000	21,696,167	4,080,000	0.9%
				25,958,668	22,805,935	5,171,958

Watermill-QMC Midco, Inc.	Automotive	Equity - Partnership Interest(23)		—	518,283	672,213	0.1%
				—	518,283	672,213

Wheels Up Partners LLC(12)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)(14)	10/15/2021	14,676,659	14,676,659	14,676,659	3.2%
				14,676,659	14,676,659	14,676,659

Subtotal Non-Controlled/Non-Affiliated Investments				$640,893,679	$625,108,198	$575,495,698

Affiliated Investments:

1888 Industrial Services, LLC(7)(22)	Energy: Oil & Gas	Senior Secured First Lien Term Loan A (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(14)	9/30/2021	$8,984,232	$8,984,232	$8,984,232	2.0%
		Senior Secured First Lien Term Loan B (LIBOR + 8.00% PIK, 1.00% LIBOR Floor)(14)	9/30/2021	19,746,290	16,707,477	19,746,290	4.3%
		Revolving Credit Facility (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(14)(17)	9/30/2021	—	—	—	0.0%
		Equity - 21,562.16 Class A Units		—	—	—	0.0%
				28,730,522	25,691,709	28,730,522

F-229

Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
Access Media Holdings, LLC(7)	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loan (5.00% Cash, 5.00% PIK)	7/22/2020	8,340,525	8,340,525	8,340,525	1.8%
		Preferred Equity Series A		1,600,000	1,600,000	—	0.0%
		Preferred Equity Series AA		800,000	800,000	—	0.0%
		Preferred Equity Series AAA		363,200	363,200	43,200	0.0%
		Equity - 16 Common Units		—	—	—	0.0%
				11,103,725	11,103,725	8,383,725

Brantley Transportation LLC(7)(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (12.00% PIK)(10)	8/2/2017	11,355,575	9,000,000	7,719,520	1.7%
		Senior Secured First Lien Delayed Draw (LIBOR + 5.00% Cash, 1.00% LIBOR Floor)(13)	8/2/2017	668,105	668,105	668,105	0.1%
		Equity - 7.5 Common Units		—	—	—	0.0%
				12,023,680	9,668,105	8,387,625

JFL-NGS Partners, LLC	Construction & Building	Preferred Equity - A-2 Preferred (3.00% PIK)		30,552,190	30,552,190	30,552,190	6.6%
		Preferred Equity - A-1 Preferred (3.00% PIK)		3,953,700	3,953,700	3,953,700	0.9%
		Equity - 57,300 Class B Units		—	57,300	63,603	0.0%
				34,505,890	34,563,190	34,569,493

US Multifamily, LLC(11)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (10.00% Cash)	9/10/2019	6,670,000	6,670,000	6,670,000	1.5%
		Equity - 33,300 Preferred Units		—	3,330,000	3,330,000	0.7%
				6,670,000	10,000,000	10,000,000

Subtotal Affiliated Investments				$93,033,817	$91,026,729	$90,071,365

Controlled Investments:(5)

Capstone Nutrition(12)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(14)	9/25/2020	$26,124,967	$20,803,397	$18,002,715	3.9%
		Senior Secured First Lien Delayed Draw (LIBOR + 12.50% PIK, 1.00% LIBOR Floor)(10)(14)	9/25/2020	11,304,251	9,153,997	7,789,760	1.7%
		Equity - 4,664.6 Class B Units and 9,424.4 Class C Units		—	12	—	0.0%
		Equity - 2,932.3 Common Units		—	400,003	—	0.0%
				37,429,218	30,357,409	25,792,475

MCC Senior Loan Strategy JV I LLC(11)	Multisector Holdings	Equity - 87.5% ownership of MCC Senior Loan Strategy JV I LLC		—	56,087,500	56,137,946	12.2%
				—	56,087,500	56,137,946

NVTN LLC(7)(22)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 4.00% Cash, 1.00% LIBOR Floor)(13)	11/9/2020	3,505,990	3,505,990	3,505,990	0.8%
		Senior Secured First Lien Term Loan B (LIBOR + 9.25% PIK, 1.00% LIBOR Floor)(13)	11/9/2020	10,604,502	10,604,502	10,604,502	2.3%
		Senior Secured First Lien Term Loan C (LIBOR + 12.00% PIK, 1.00% LIBOR Floor)(13)	11/9/2020	6,518,046	6,518,046	6,518,046	1.4%
		Equity - 787.4 Class A Units		—	9,550,922	9,550,922	2.1%
				20,628,538	30,179,460	30,179,460

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Company(1)	Industry	Type of Investment(6)	Maturity	Par Amount(2)	Cost(3)	Fair Value	% of Net Assets(4)
OmniVere, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 13.00% PIK)(10)(16)	5/5/2019	25,470,636	22,880,599	24,500,205	5.3%
		Senior Secured First Lien Term Loan (8.00% PIK)	5/5/2019	1,409,669	1,409,669	1,409,669	0.3%
		Unsecured Debt (8.00% PIK)(10)	7/24/2025	26,666,961	22,727,575	—	0.0%
		Equity - 5,055.56 Common Units		—	872,698	—	0.0%
				53,547,266	47,890,541	25,909,874

URT Acquisition Holdings Corporation	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 2.00% LIBOR Floor)(14)	5/2/2022	14,966,563	14,966,563	14,966,563	3.3%
		Preferred Equity (12.00% PIK)		5,500,000	5,500,000	5,500,000	1.2%
		Equity - 397,466 Common Units		—	12,936,879	12,937,518	2.8%
				20,466,563	33,403,442	33,404,081

Subtotal Controlled Investments				$132,071,585	$197,918,352	$171,423,836

Total Investments, September 30, 2017				$865,999,081	$914,053,279	$836,990,899	181.8%

(1)	All of our investments are domiciled in the United States. Certain investments also have international operations.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $15,157,028, $82,394,835, and $67,237,807, respectively. The tax cost basis of investments is $903,754,350 as of September 30, 2017.
(4)	Percentage is based on net assets of $460,429,317 as of September 30, 2017.
(5)	Controlled Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(6)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy (see Note 4).
(7)	The investment has an unfunded commitment as of September 30, 2017 (see Note 8), and includes an analysis of the value of any unfunded commitments.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $27,544,560 and 5.9% of net assets as of September 30, 2017, and are considered restricted securities.
(9)	The interest rate on these loans is subject to the greater of a LIBOR floor, or 6 month LIBOR plus a base rate. The 6 month LIBOR as of September 30, 2017 was 1.50%.
(10)	The investment was on non-accrual status as of September 30, 2017.
(11)	The investment is not a qualifying asset as defined under Section 55(a) of 1940 Act, in a whole, or in part. As of September 30, 2017, 7.9% of the Company’s portfolio investments were non-qualifying assets.
(12)	A portion of this investment was sold via a participation agreement. The amount stated is the portion retained by Medley Capital Corporation (see Note 3).
(13)	The interest rate on these loans is subject to the greater of a LIBOR floor, or 1 month LIBOR plus a base rate. The 1 month LIBOR as of September 30, 2017 was 1.24%.
(14)	The interest rate on these loans is subject to the greater of a LIBOR floor, or 3 month LIBOR plus a base rate. The 3 month LIBOR as of September 30, 2017 was 1.33%.
(15)	The interest rate on these loans is subject to 1 month LIBOR plus a base rate. The 1 month LIBOR as of September 30, 2017 was 1.24%.
(16)	The interest rate on these loans is subject to 3 month LIBOR plus a base rate. The 3 month LIBOR as of September 30, 2017 was 1.33%.
(17)	This investment earns 0.50% commitment fee on all unused commitment as of September 30, 2017, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(18)	This investment earns 1.00% commitment fee on all unused commitment as of September 30, 2017, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(19)	This investment earns 7.25% commitment fee on all unused commitment as of September 30, 2017, and is recorded as a component of interest income on the Consolidated Statements of Operations.
(20)	This investment represents a Level 1 security in the ASC 820 table as of September 30, 2017 (see Note 4).
(21)	This investment represents a Level 2 security in the ASC 820 table as of September 30, 2017 (see Note 4).
(22)	Investment changed its name from DLR Restaurants LLC during fiscal year 2017.
(23)	Represents 1.3% partnership interest in Watermill-QMC Partners, LP, and Watermill-EMI Partners, LP.
(24)	Investment changed its name from AAR Intermediate Holdings, LLC during FY 2018.

See accompanying notes to consolidated financial statements.

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MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements

June 30, 2018

(unaudited)

Note 1. Organization

Medley Capital Corporation (the “Company,” “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company has elected, and intends to qualify annually, to be treated, for U.S. federal income tax purposes, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed and advised by MCC Advisors LLC (“MCC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), pursuant to an investment management agreement. MCC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc. (NYSE: MDLY), a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. We use the term “Medley” to refer collectively to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation, and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ option to purchase additional shares. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “MCC”.

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company, in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of the LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On February 23, 2012, MOF LTD and MOF LP collectively sold 4,406,301 shares of common stock in an underwritten public offering. See Note 7 for further information.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), a Delaware limited partnership which we own directly and through our wholly-owned subsidiary, Medley SBIC GP LLC, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958, as amended.

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies fund acquisitions, growth or refinancing. The portfolio generally consists of senior secured first lien term loans and senior secured second lien term loans. Occasionally, we will receive warrants or other equity participation features which we believe will have the potential to increase the total investment returns.

On January 26, 2018, the Company priced a debt offering in Israel of $121.3 million Series A Notes (the “2024 Notes”). The 2024 Notes will mature on February 27, 2024 and the principal will be payable in four annual installments, of which 25% will be payable on each February 27 for the years 2021 through 2024. The 2024 Notes are listed on the Tel Aviv Stock Exchange (“TASE”) and denominated in New Israeli Shekels, but linked to the US Dollar at a fixed exchange rate which mitigates any currency exposure to the Company. The 2024 Notes have not been and will not be registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration under the Securities Act or in transactions exempt from, or not subject to, such registration requirements. In connection with this offering, we have dual listed our common stock on TASE.

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Note 2. Significant Accounting Policies

Basis of Presentation

The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”). The accompanying unaudited consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the consolidated accounts of the Company and its wholly-owned subsidiary SBIC LP and its wholly-owned Taxable Subsidiaries. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiaries, except as stated otherwise. Additionally, the accompanying unaudited consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X of the Securities Act of 1933. In the opinion of management, the unaudited consolidated financial statements reflect all adjustments and reclassifications, which are of a normal recurring nature, that are necessary for the fair presentation of financial results as of and for the periods presented. Therefore, this Form 10-Q should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the full year ending September 30, 2018. All intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the public offering and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These amounts are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective or expensed upon expiration of the registration statement.

Debt Issuance Costs

Debt issuance costs, incurred in connection with our credit facilities, unsecured notes and SBA Debentures (see Note 5) are deferred and amortized over the life of the respective facility or instrument.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no material claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. Dividend income, which represents dividends from equity investments and distributions from Taxable Subsidiaries, is recorded on the ex-dividend date and when the distribution is received, respectively.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the three and nine months ended June 30, 2018, the Company earned approximately $2.4 million and $8.1 million in PIK interest, respectively. For the three and nine months ended June 30, 2017, the Company earned approximately $3.6 million and $12.5 million in PIK interest, respectively.

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Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income when we become entitled to such fees. Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon repayment of debt. Administrative agent fees received by the Company are capitalized as deferred revenue and recorded as fee income when the services are rendered. Fee income for the three and nine months ended June 30, 2018 was approximately $0.8 million and $3.2 million, respectively (see Note 9). Fee income for the three and nine months ended June 30, 2017 was approximately $1.9 million and $4.8 million, respectively (see Note 9).

Investment transactions are accounted for on a trade date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. During the three and nine months ended June 30, 2018, $19.7 million and $41.9 million, respectively, of our realized losses were related to certain non-cash restructuring transactions, which is recorded on the Consolidated Statements of Operations as a component of net realized gain/(loss) from investments. During the three and nine months ended June 30, 2017, $21.2 million and $27.5 million, respectively, of our realized losses were related to certain non-cash restructuring transactions, which is recorded on the Consolidated Statements of Operations as a component of net realized gain/(loss) from investments. The Company reports changes in fair value of investments as a component of the net unrealized appreciation/(depreciation) on investments in the Consolidated Statements of Operations.

Management reviews all loans that become 90 days or more past due on principal or interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Interest receivable is analyzed regularly and may be reserved against when deemed uncollectible. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At June 30, 2018, certain investments in 9 portfolio companies held by the Company were on non-accrual status with a combined fair value of approximately $63.2 million, or 10.0% of the fair value of our portfolio. At September 30, 2017, certain investments in six portfolio companies held by the Company were on non-accrual status with a combined fair value of approximately $72.5 million, or 8.7% of the fair value of our portfolio.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotations, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

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Investments in investment funds are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment fund, which is net of management and incentive fees or allocations charged by the investment fund and is in accordance with the “practical expedient”, as defined by FASB Accounting Standards Update (“ASU”) 2009-12,  Investments in Certain Entities that Calculate Net Asset Value per Share. NAVs received by, or on behalf of, management of each investment fund are based on the fair value of the investment funds’ underlying investments in accordance with policies established by management of each investment fund, as described in each of their financial statements and offering memorandum.

The methodologies utilized by the Company in estimating the fair value of its investments categorized as Level 3 generally fall into the following two categories:

●	The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable (that is, similar) assets, liabilities, or a group of assets and liabilities, such as a business.

●	The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the Income Approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. The Company uses a market yield analysis under the Income Approach or an enterprise model of valuation under the Market Approach, or a combination thereof. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis, which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments include, among other things:

●	valuations of comparable public companies (“Guideline Comparable Approach”);

●	recent sales of private and public comparable companies (“Guideline Comparable Approach”);

●	recent acquisition prices of the company, debt securities or equity securities (“Recent Arms-Length Transaction”);

●	external valuations of the portfolio company, offers from third parties to buy the company (“Estimated Sales Proceeds Approach”);

●	subsequent sales made by the company of its investments (“Expected Sales Proceeds Approach”); and

●	estimating the value to potential buyers.

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments include:

●	discounting the forecasted cash flows of the portfolio company or securities (Discounted Cash Flow (“DCF”) Approach); and

●	Black-Scholes model or simulation models or a combination thereof (Income Approach - Option Model) with respect to the valuation of warrants.

For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model (Market Approach - Expected Recovery Analysis or Estimated Liquidation Proceeds).

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

●	our quarterly valuation process begins with each portfolio investment being internally valued by the valuation professionals;

●	preliminary valuation conclusions are then documented and discussed with senior management; and

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●	an independent valuation firm engaged by our board of directors reviews approximately one third of these preliminary valuations each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of our investments are subject to the following valuation process:

●	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and

●	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of our financial instruments, including cash and cash equivalents, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of our long-term obligations are discussed in Note 5.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which provides that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. To achieve this core principle, an entity should apply the following steps: (1) identify the contracts with a customer, (2) identify the performance obligations in the contracts, (3) determine the transaction prices, (4) allocate the transaction prices to the performance obligations in the contracts, and (5) recognize revenue when, or as, the entity satisfies a performance obligation. The guidance also requires advanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. The new standard will become effective for the Company on October 1, 2018, with early application permitted to the effective date of October 1, 2017. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of the standard on its ongoing financial reporting. The guidance does not apply to revenue associated with financial instruments, including loans and notes that are accounted for under other U.S. GAAP. As a result, the Company does not expect the new revenue recognition guidance to have a material impact on the elements of its Consolidated Statements of Operations, most closely associated with financial instruments, including realized gains, fees, interest and dividend income. The Company plans to adopt the revenue recognition guidance in the first quarter of fiscal year 2019. The Company’s implementation efforts include the identification of revenue within the scope of the guidance, as well as the evaluation of revenue contracts and related accounting policies. The Company has determined that its significant revenue sources associated with financial instruments, including loans and notes that are accounted for under other U.S. GAAP, are considered not in the scope of ASU 2014-09. As a result, the new guidance will not have a significant impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force), or ASU 2016-15, which intends to reduce diversity in practice in how certain cash receipts and payments are classified in the statement of cash flows, including debt prepayment or extinguishment costs, the settlement of contingent liabilities arising from a business combination, proceeds from insurance settlements and distributions from certain equity method investments. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017. The Company plans to adopt this guidance in the first quarter of fiscal year 2019. The adoption of this guidance may impact the presentation of cash flows, but will not otherwise have a material impact on the Company’s consolidated balance sheets or statements of operations.

In March 2017, the FASB issued ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (“ASU 2017-08”). The amendments in ASU 2017-08 require premiums on purchased callable debt securities to be amortized to the security’s earliest call date. Prior to this ASU, premiums and discounts on purchased callable debt securities were generally required to be amortized to the security’s maturity date. The amendments in ASU 2017-08 do not require any changes to treatment of securities held at a discount. ASU 2017-08 is effective on January 1, 2019, with early adoption permitted. Although the company is still evaluating the effect of ASU 2017-08, it does not expect the amendments to have a material impact on its consolidated financial statements.

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Federal Income Taxes

The Company has elected, and intends to qualify annually, to be treated as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under Subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company is subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the calendar year ended December 31, 2017, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains. Accordingly, with respect to the calendar year ended December 31, 2017, an excise tax expense of $0.2 million was recorded.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. As of June 30, 2018 and September 30, 2017, the Company recorded a deferred tax liability of $0.4 million and $0.9 million, respectively, on the Consolidated Statements of Assets and Liabilities. The change in provision for deferred taxes is included as a component of net gain/(loss) on investments in the Consolidated Statements of Operations. For the three and nine months ended June 30, 2018, the change in provision for deferred taxes on the unrealized depreciation on investments was $0.2 million and $0.5 million, respectively. For the three and nine months ended June 30, 2017, the change in provision for deferred taxes on the unrealized depreciation on investments was $0.8 million and $0.8 million, respectively.

On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act, which significantly changes the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21% , a move from a worldwide tax system to a territorial system, as well as other changes. The Company’s Taxable Subsidiaries provisional tax will be based on the new lower blended federal corporate tax rate of 24.25% for the fiscal year ended September 30, 2018.  The Taxable Subsidiaries’ current interpretation of the Tax Act may change, possibly materially, as we complete our analysis and receive additional clarification and implementation guidance.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. There were no material uncertain income tax positions at June 30, 2018. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company’s federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements. See Note 3 for further information.

F-237

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The composition of our investments as of June 30, 2018 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$469,700	62.5%	$384,286	60.5%
Senior Secured Second Lien Term Loans	47,657	6.3	47,434	7.5
Senior Secured First Lien Notes	20,000	2.7	20,154	3.2
Unsecured Debt	23,734	3.2	1,007	0.2
MCC Senior Loan Strategy JV I LLC	78,575	10.4	78,231	12.3
Equity/Warrants	112,270	14.9	103,756	16.3
Total	$751,936	100.0%	$634,868	100.0%

The composition of our investments as of September 30, 2017 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Amortized Cost	Percentage	Fair Value	Percentage
Senior Secured First Lien Term Loans	$559,461	61.2%	$537,163	64.2%
Senior Secured Second Lien Term Loans	161,885	17.7	135,826	16.2
Senior Secured First Lien Notes	26,768	2.9	27,545	3.3
Unsecured Debt	22,728	2.5	—	—
MCC Senior Loan Strategy JV I LLC	56,087	6.1	56,138	6.7
Equity/Warrants	87,124	9.6	80,319	9.6
Total	$914,053	100.0%	$836,991	100.0%

In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. At June 30, 2018 and September 30, 2017, the total fair value of warrants was $1.2 million and $2.3 million, respectively, and were included in investments at fair value on the Consolidated Statements of Assets and Liabilities. During the three and nine months ended June 30, 2018, the Company acquired no warrant positions and two warrant positions, respectively. During the three and nine months ended June 30, 2017, the Company acquired no warrant positions and one warrant position, respectively.

Total unrealized depreciation related to warrants for the three and nine months ended June 30, 2018 was $1.4 million and $1.9 million, respectively, and was recorded on the Consolidated Statements of Operations as net unrealized appreciation/(depreciation) on investments. Total unrealized depreciation related to warrants for the three and nine months ended June 30, 2017 was $2.2 million and $2.4 million, respectively, and was recorded on the Consolidated Statements of Operations as net unrealized appreciation/(depreciation) on investments. The warrants are received in connection with individual investments and are not subject to master netting arrangements.

F-238

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2018 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$111,306	17.5%
Construction & Building	87,146	13.7
Multisector Holdings	78,231	12.3
High Tech Industries	49,020	7.7
Healthcare & Pharmaceuticals	44,541	7.0
Energy: Oil & Gas	44,396	7.0
Hotel, Gaming & Leisure	37,692	5.9
Aerospace & Defense	37,399	5.9
Containers, Packaging & Glass	30,394	4.8
Wholesale	18,044	2.9
Services: Consumer	15,699	2.5
Banking, Finance, Insurance & Real Estate	15,416	2.4
Automotive	13,456	2.1
Capital Equipment	13,024	2.1
Metals & Mining	11,402	1.8
Consumer goods: Non-durable	6,233	1.0
Media: Broadcasting & Subscription	5,788	0.9
Retail	5,614	0.9
Chemicals, Plastics & Rubber	4,078	0.7
Environmental Industries	3,203	0.5
Media: Advertising, Printing & Publishing	2,786	0.4
Total	$634,868	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2017 (dollars in thousands):

	Fair Value	Percentage
Services: Business	$142,912	17.1%
Construction & Building	130,633	15.6
Healthcare & Pharmaceuticals	67,301	8.0
Banking, Finance, Insurance & Real Estate	63,491	7.6
Hotel, Gaming & Leisure	63,012	7.5
Multisector Holdings	56,138	6.7
Energy: Oil & Gas	54,800	6.5
Aerospace & Defense	53,650	6.4
Automotive	38,434	4.6
Containers, Packaging & Glass	38,086	4.6
High Tech Industries	25,809	3.1
Metals & Mining	21,127	2.5
Chemicals, Plastics & Rubber	20,012	2.4
Beverage & Food	16,118	1.9
Capital Equipment	13,180	1.6
Media: Broadcasting & Subscription	8,384	1.0
Services: Consumer	7,967	1.0
Wholesale	7,067	0.8
Retail	3,584	0.4
Media: Advertising, Printing & Publishing	2,955	0.4
Environmental Industries	1,330	0.2
Consumer goods: Durable	850	0.1
Consumer goods: Non-durable	151	0.0
Total	$836,991	100.0%

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

F-239

The following table shows the portfolio composition by geographic location at fair value at June 30, 2018 (dollars in thousands):

	Fair Value	Percentage
Northeast	$149,251	23.5%
Midwest	139,739	22.0
West	129,427	20.4
Southeast	80,087	12.6
Southwest	68,489	10.8
Mid-Atlantic	67,875	10.7
Total	$634,868	100.0%

The following table shows the portfolio composition by geographic location at fair value at September 30, 2017 (dollars in thousands):

	Fair Value	Percentage
Midwest	$188,957	22.6%
Southwest	152,883	18.3
Northeast	152,662	18.2
Southeast	152,469	18.2
West	133,190	15.9
Mid-Atlantic	56,830	6.8
Total	$836,991	100.0%

Transactions With Affiliated/Controlled Companies

During the nine months ended June 30, 2018 and 2017, the Company had investments in portfolio companies designated as Affiliated Investments and Controlled Investments under the 1940 Act. Transactions with Affiliated Investments and Controlled Investments were as follows (prior period table modified to conform to the current period presentation):

Name of Investment(3)	Type of Investment	Fair Value at September 30, 2017	Purchases/ (Sales) of or Advances/ (Distributions)	Transfers In/(Out) of Affiliates	Unrealized Gain/ (Loss)	Realized Gain/(Loss)	Fair Value at June 30, 2018	Income Earned

Affiliated Investments
1888 Industrial Services, LLC(4)	Senior Secured First Lien Term Loan A	$8,984,232	$—	$—	$—	$—	$8,984,232	$461,351
	Senior Secured First Lien Term Loan B	19,746,290	1,906,052	—	(2,427,755)	—	19,224,587	1,978,170
	Revolving Credit Facility	—	3,054,639	—	—	—	3,054,639	62,047
	Equity	—	—	—	—	—	—	—
Access Media Holdings, LLC	Senior Secured First Lien Term Loan	8,340,525	105,860	—	(2,570,051)	—	5,876,334	212,656
	Preferred Equity Series A	—	—	—	—	—	—	—
	Preferred Equity Series AA	—	—	—	—	—	—	—
	Preferred Equity Series AAA	43,200	428,800	—	(560,000)	—	(88,000)	—
	Equity	—	—	—	—	—	—	—
Brantley Transportation LLC	Senior Secured First Lien Term Loan	7,719,520	—	—	(1,559,604)	—	6,159,916	—
	Senior Secured First Lien Delayed Draw Term Loan	668,105	(165,000)	—	—	—	503,105	32,842
	Equity	—	—	—	—	—	—	—
JFL-NGS Partners, LLC	Preferred Equity A-2	30,552,190	916,565	—	—	—	31,468,755	686,972
	Preferred Equity A-1	3,953,700	118,611	—	—	—	4,072,311	88,900
	Equity	63,603	—	—	7,399,149	—	7,462,752	—

F-240

Name of Investment(3)	Type of Investment	Fair Value at September 30, 2017	Purchases/ (Sales) of or Advances/ (Distributions)	Transfers In/(Out) of Affiliates	Unrealized Gain/ (Loss)	Realized Gain/ (Loss)	Fair Value at June 30, 2018	Income Earned
JFL-WCS Partners, LLC	Preferred Equity Class A	—	1,166,292	—	—	—	1,166,292	30,100
	Equity	—	129,588	—	—	—	129,588	—
US Multifamily, LLC	Senior Secured First Lien Term Loan	6,670,000	—	—	—	—	6,670,000	500,250
	Equity	3,330,000	—	—	—	—	3,330,000	—
Total Affiliated Investments		$90,071,365	$7,661,407	$—	$281,739	$—	$98,014,511	$4,053,288

Controlled Investments
Capstone Nutrition	Senior Secured First Lien Term Loan	$18,002,715	$—	$—	$(5,845,850)	$—	$12,156,865	$—
	Senior Secured First Lien Delayed Draw Term Loan	7,789,760	—	—	(2,529,495)	—	5,260,265	—
	Senior Secured First Lien Incremental Delayed Draw	—	2,157,066	—	—	—	2,157,066	138,415
	Equity - Class B and C Units	—	—	—	—	—	—	—
	Equity - Common Units	—	—	—	—	—	—	—
MCC Senior Loan Strategy JV I LLC(1)(2)	Equity	56,137,946	22,487,500	—	(394,453)	—	78,230,993	5,009,375
NVTN LLC	Senior Secured First Lien Term Loan	3,505,990	500,000	—	—	—	4,005,990	159,580
	Senior Secured First Lien Term Loan B	10,604,502	897,475	—	—	—	11,501,977	912,924
	Senior Secured First Lien Term Loan C	6,518,046	699,083	—	—	—	7,217,129	711,660
	Equity	9,550,922	—	—	(7,640,738)	—	1,910,184	—
OmniVere LLC	Senior Secured First Lien Term Loan	24,500,205	—	—	(10,807,380)	—	13,692,825	—
	Senior Secured First Lien Term Loan	1,409,669	2,720,804	—	—	—	4,130,473	152,079
	Unsecured Debt	—	—	—	—	—	—	—
	Equity	—	—	—	—	—	—	—
TPG Plastics LLC	Senior Secured Second Lien Term Loan	—	—	401,346	—	—	401,346	4,287
	Unsecured Debt	—	—	360,000	—	—	360,000	3,900
	Unsecured Debt	—	—	646,996	—	—	646,996	701
	Equity	—	—	2,670,154	—	—	2,670,154	—
URT Acquisition Holdings Corporation	Senior Secured Second Lien Term Loan	14,966,563	—	—	—	—	14,966,563	1,144,063
	Preferred Equity	5,500,000	350,795	—	—	—	5,850,795	514,634
	Equity	12,937,518	—	—	—	—	12,937,518	—
Total Controlled Investments		$171,423,836	$29,812,723	$4,078,496	$(27,217,916)	$—	$178,097,139	$8,751,618

F-241

Name of Investment(3)	Type of Investment	Fair Value at September 30, 2016	Purchases/ (Sales) of or Advances/ (Distributions)	Transfers In/(Out) of Affiliates	Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair Value at June 30, 2017	Income Earned

Affiliated Investments
Access Media Holdings, LLC	Senior Secured First Lien Term Loan	$—	$305,760	$7,832,358	$96,735	$—	$8,234,853	$607,526
	Preferred Equity Series A	—	—	—	—	—	—	—
	Preferred Equity Series AA	—	184,000	—	(184,000)	—	—	—
	Preferred Equity Series AAA	—	209,600	—	—	—	209,600	—
	Equity	—	—	—	—	—	—	—
Brantley Transportation LLC	Senior Secured First Lien Term Loan	—	(41,189)	5,351,092	2,177,756	—	7,487,659	(41,189)
	Senior Secured First Lien Delayed Draw Term Loan	—	75,000	637,500	—	—	712,500	32,233
	Equity	—	—	—	—	—	—	—
Dream Finders Homes, LLC	Senior Secured First Lien Term Loan	—	(2,975,912)	7,071,897	30,449	—	4,126,434	697,397
	Equity	—	—	1,619,379	926,398	—	2,545,777	—
US Multifamily, LLC	Senior Secured First Lien Term Loan	6,670,000	—	—	—	—	6,670,000	500,250
	Equity	3,330,000	—	—	—	—	3,330,000	—
Total Affiliated Investments		$10,000,000	$(2,242,741)	$22,512,226	$3,047,338	$—	$33,316,823	$1,796,217

Controlled Investments
1888 Industrial Services, LLC(4)	Senior Secured First Lien Term Loan A	$8,984,232	$—	$—	$—	$—	$8,984,232	$412,153
	Senior Secured First Lien Term Loan B	14,889,405	1,678,145	—	3,178,741	—	19,746,291	1,678,553
	Revolving Credit Facility	—	359,369	—	—	—	359,369	28,041
	Equity	—	—	—	—	—	—	—
Capstone Nutrition	Senior Secured First Lien Term Loan	14,615,564	—	—	3,244,299	—	17,859,863	—
	Senior Secured First Lien Delayed Draw Term Loan	6,324,142	—	—	1,403,805	—	7,727,947	—
	Equity - Class B and C Units	—	—	—	—	—	—	—
	Equity - Common Units	—	—	—	—	—	—	—
Lydell Jewelry Design Studio, LLC	Senior Secured First Lien Term Loan	5,707,522	—	—	(1,504,487)	—	4,203,035	—
	Senior Secured First Lien Delayed Draw Term Loan	1,500,000	1,523,818	—	—	—	3,023,818	114,816
	Equity	—	—	—	—	—	—	—
	Equity	—	—	—	—	—	—	—
MCC Senior Loan Strategy JV I LLC(1)(2)	Equity	31,252,416	22,400,000	—	650,467	—	54,302,883	2,668,750
NorthStar Group Services, Inc.	Preferred Equity A-2	—	—	30,552,190	—	—	30,552,190	48,374
	Preferred Equity A-1	—	3,953,700	—	—	—	3,953,700	6,260
	Equity	—	57,300	—	6,412	—	63,712	—

F-242

Name of Investment(3)	Type of Investment	Fair Value at September 30, 2016	Purchases/ (Sales) of or Advances/ (Distributions)	Transfers In/(Out) of Affiliates	Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair Value at June 30, 2017	Income Earned

NVTN LLC	Senior Secured First Lien Term Loan	—	750,000	2,755,990	—	—	3,505,990	104,251
	Senior Secured First Lien Term Loan B	—	482,390	9,941,281	—	—	10,423,671	678,319
	Senior Secured First Lien Term Loan C	—	427,130	5,950,478	—	—	6,377,608	518,118
	Equity	—	—	9,550,922	—	—	9,550,922	—
OmniVere LLC	Senior Secured First Lien Term Loan	22,360,258	827,585	—	718,805	—	23,906,648	828,406
	Senior Secured First Lien Term Loan	—	1,105,785	—	—	—	1,105,785	17,255
	Unsecured Debt	11,336,861	1,972,687	—	(13,309,548)	—	—	—
	Equity	—	—	—	—	—	—	—
United Road Towing, Inc	Senior Secured Second Lien Term Loan	18,725,607	(18,725,607)	—	—	—	—	652,724
	Preferred Equity Class C	1,186,268	(2,255,263)	—	15,150,910	(14,081,915)	—	8,242
	Preferred Equity Class C-1	—	(466,844)	—	2,456,143	(1,989,299)	—	1,572
	Preferred Equity Class A-2	—	(675,694)	—	4,664,855	(3,989,161)	—	2,420
	Equity	—	1,098,096	—	—	(1,098,096)	—	—
URT Acquisition Holdings	Senior Secured Second Lien Term Loan	—	10,500,000	4,500,000	—	—	15,000,000	250,000
	Preferred Equity	—	—	5,500,000	—	—	5,500,000	19,891
	Equity	—	—	12,936,880	4	—	12,936,884	—
Total Controlled Investments		$136,882,275	$25,012,597	$81,687,741	$16,660,406	$(21,158,471)	$239,084,548	$8,038,145

(1)	The Company and Great American Life Insurance Company (“GALIC”) are the members of MCC Senior Loan Strategy JV I LLC (“MCC JV”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members of MCC JV make capital contributions as investments by MCC JV are completed, and all portfolio and other material decisions regarding MCC JV must be submitted to MCC JV’s board of managers, which is comprised of an equal number of members appointed by each of the Company and GALIC. Approval of MCC JV’s board of managers requires the unanimous approval of a quorum of the board of managers, with a quorum consisting of equal representation of members appointed by each of the Company and GALIC. Because management of MCC JV is shared equally between the Company and GALIC, the Company does not have operational control over the MCC JV for purposes of the 1940 Act or otherwise.
(2)	Amount of income earned represents distributions from MCC JV to the Company and is a component of dividend income, net of provisional taxes in the Consolidated Statements of Operations.
(3)	The par amount and additional detail are shown in the consolidated schedule of investments.
(4)	Investment changed its name from AAR Intermediate Holdings, LLC during FY 2018.

Purchases/(sales) of or advances to/(distributions) from Affiliated Investments and Controlled Investments represent the proceeds from sales and settlements of investments, purchases, originations and participations, investment increases due to PIK interest as well as net amortization of premium/(discount) on investments and are included in the purchases and sales presented on the Consolidated Statements of Cash Flows for the nine months ended June 30, 2018 and 2017. Transfers in/(out) of Affiliated Investments and Controlled Investments represent the fair value for the month an investment became or was removed as an Affiliated Investment or a Controlled Investment. Income received from Affiliated Investments and Controlled Investments is included in total investment income on the Consolidated Statements of Operations for the nine months ended June 30, 2018 and 2017.

F-243

Loan Participation Sales

The Company may sell portions of its investments via participation agreements to a managed account, managed by an affiliate and non-affiliate of the Company. At June 30, 2018, there were five participation agreements outstanding with an aggregate fair value of $30.7 million. At September 30, 2017, there were eight participation agreements outstanding with an aggregate fair value of $124.5 million. The transfer of the participated portion of the investments met the criteria set forth in ASC 860, Transfers and Servicing for treatment as a sale. In each case, the Company’s loan participation agreements satisfy the following conditions:

●	transferred investments have been isolated from the Company, and put presumptively beyond the reach of the Company and its creditors, even in bankruptcy or other receivership,

●	each participant has the right to pledge or exchange the transferred investments it received, and no condition both constrains the participant from taking advantage of its right to pledge or exchange and provides more than a trivial benefit to the Company; and

●	the Company, its consolidated affiliates or its agents do not maintain effective control over the transferred investments through either: (i) an agreement that entitles and/or obligates the Company to repurchase or redeem the assets before maturity, or (ii) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

Such investments where the Company has retained proportionate interests are included in the consolidated schedule of investments. All of these investments are classified within Level 3 of the fair value hierarchy, as defined in Note 4.

During the three and nine months ended June 30, 2018, the Company collected interest and principal payments on behalf of the participant in aggregate amounts of $17.0 million and $21.2 million, respectively. During the three and nine months ended June 30, 2017, the Company collected interest and principal payments on behalf of the participant in aggregate amounts of $2.2 million and $9.7 million, respectively. Under the terms of the participation agreements, the Company will collect and remit periodic payments to the participant equal to the participant’s proportionate share of any principal and interest payments received by the Company from the underlying investee companies.

MCC Senior Loan Strategy JV I LLC

On March 27, 2015, the Company and GALIC entered into a limited liability company operating agreement to co-manage MCC JV. All portfolio and other material decisions regarding MCC JV must be submitted to MCC JV’s board of managers, which is comprised of four members, two of whom are selected by the Company and the other two of whom are selected by GALIC. The Company has concluded that it does not operationally control MCC JV. As the Company does not operationally control MCC JV, it does not consolidate the operations of MCC JV within the consolidated financial statements. As a practical expedient, the Company uses NAV to determine the value of its investment in MCC JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 4). Investments held by MCC JV are measured at fair value using the same valuation methodologies as described in Note 2.

As of June 30, 2018, MCC JV had total capital commitments of $100.0 million, with the Company providing $87.5 million and GALIC providing $12.5 million. Approximately $89.8 million was funded as of June 30, 2018 relating to these commitments, of which $78.6 million was from the Company. As of June 30, 2018, MCC JV’s board of managers had approved advances of capital of up to $0.3 million of the remaining capital commitments, of which $0.2 million is from the Company.

On August 4, 2015, MCC JV entered into a senior secured revolving credit facility (the “JV Facility”) led by Credit Suisse, AG (“CS”) with commitments of $100 million subject to leverage and borrowing base restrictions. On March 30, 2017, the Company amended the JV Facility previously administered by CS and facilitated the assignment of all rights and obligations of CS under the JV Facility to Deutsche Bank AG, New York Branch, (“DB”) and increased the total loan commitments to $200 million. The JV Facility bears interest at a rate of LIBOR (with no minimum) + 2.50% per annum. The JV Facility reinvestment period ends on March 30, 2019 and the stated maturity date is March 30, 2022. As of June 30, 2018 and September 30, 2017, there was approximately $179.3 million and $130.5 million outstanding under the JV Facility, respectively.

At June 30, 2018 and September 30, 2017, MCC JV had total investments at fair value of $262.8 million and $184.2 million, respectively. As of June 30, 2018 and September 30, 2017, MCC JV’s portfolio was comprised of senior secured first lien term loans to 55 and 46 borrowers, respectively. As of June 30, 2018 and September 30, 2017, certain investments in one portfolio company held by MCC JV were on non-accrual status.

F-244

Below is a summary of MCC JV’s portfolio, excluding equity investments, followed by a listing of the individual investments in MCC JV’s portfolio as of June 30, 2018 and September 30, 2017:

	June 30, 2018	September 30, 2017
	(unaudited)
Senior secured loans(1)	$267,504,346	$187,473,188
Weighted average current interest rate on senior secured loans(2)	7.21%	6.69%
Number of borrowers in MCC JV	55	46
Largest loan to a single borrower(1)	$11,173,572	$11,346,929
Total of five largest loans to borrowers(1)	$48,846,434	$44,015,117

(1)	At par value.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at par.

F-245

MCC JV Loan Portfolio as of June 30, 2018

(unaudited)

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

4 Over International, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	6/7/2022	$11,173,572	$11,173,572	$11,173,572	12.5%
				11,173,572	11,173,572	11,173,572

Acrisure, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	11/22/2023	2,950,206	2,943,644	2,937,225	3.3%
		Senior Secured First Lien Term Loan (LIBOR + 3.75%, 1.00% LIBOR Floor)(1)	11/22/2023	700,000	699,125	695,170	0.8%
				3,650,206	3,642,769	3,632,395

Associated Asphalt Partners, LLC	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	4/5/2024	988,929	984,844	963,414	1.1%
				988,929	984,844	963,414

Avantor, Inc.	Wholesale	Senior Secured First Lien Term Loan (LIBOR + 4.00%, 1.00% LIBOR Floor)(1)	11/21/2024	6,542,125	6,456,124	6,569,602	7.3%
				6,542,125	6,456,124	6,569,602

Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	4/12/2023	2,369,063	2,363,958	2,369,063	2.6%
				2,369,063	2,363,958	2,369,063

BW NHHC Holdco Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.00%)(1)	5/15/2025	7,000,000	6,896,387	6,895,000	7.7%
				7,000,000	6,896,387	6,895,000

Canyon Valor Companies, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 3.25%, 1.00% LIBOR Floor)(1)	6/16/2023	953,853	951,827	956,237	1.1%
				953,853	951,827	956,237

Cardenas Markets LLC	Retail	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	11/29/2023	5,417,500	5,375,576	5,386,620	6.0%
				5,417,500	5,375,576	5,386,620

CD&R TZ Purchaser, Inc	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	7/21/2023	3,436,877	3,399,358	3,394,603	3.8%
				3,436,877	3,399,358	3,394,603

CHA Consulting, Inc.	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	4/10/2025	2,875,000	2,861,076	2,860,625	3.2%
				2,875,000	2,861,076	2,860,625

Covenant Surgical Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 4.75%)(1)	10/4/2024	9,032,013	9,010,733	9,019,368	10.1%
				9,032,013	9,010,733	9,019,368

F-246

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

CP OPCO, LLC	Services: Consumer	Senior Secured First Lien Term Loan B (ABR + 5.75% PIK, 4.75% ABR Floor)(1)(3)	4/1/2019	236,514	213,451	41,295	0.0%
		Senior Secured First Lien Term Loan C (ABR + 8.75% PIK, 4.75% ABR Floor)(1)(3)	4/1/2019	1,766,333	717,016	—	0.0%
		Senior Secured First Lien Term Loan D (ABR + 7.25% PIK, 4.75% ABR Floor)(1)(3)	4/1/2019	1,038,290	—	—	0.0%
		Common Stock (41 units)	4/1/2019	—	—	—	0.0%
				3,041,137	930,467	41,295

CSP Technologies North America, LLC	Containers, Packaging and Glass	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	1/31/2022	2,461,562	2,461,562	2,461,562	2.9%
				2,461,562	2,461,562	2,461,562

CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	12/1/2021	4,185,842	4,083,771	4,049,802	4.5%
				4,185,842	4,083,771	4,049,802

DigiCert, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	10/31/2024	4,488,750	4,469,228	4,482,017	5.0%
				4,488,750	4,469,228	4,482,017

Elite Comfort Solutions LLC	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	1/15/2021	5,583,356	5,583,356	5,583,356	6.2%
				5,583,356	5,583,356	5,583,356

Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 3.25%, 1.00% LIBOR Floor)(1)	12/22/2023	4,038,213	4,010,962	4,038,213	4.5%
				4,038,213	4,010,962	4,038,213

GK Holdings, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	1/20/2021	2,946,565	2,937,508	2,655,739	3.0%
				2,946,565	2,937,508	2,655,739

Glass Mountain Pipeline Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	12/23/2024	4,962,563	4,945,282	4,962,563	5.6%
				4,962,563	4,945,282	4,962,563

Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	6/20/2023	10,718,357	10,718,357	10,718,357	12.1%
				10,718,357	10,718,357	10,718,357

High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	6/30/2022	1,837,500	1,818,388	1,710,345	1.9%
				1,837,500	1,818,388	1,710,345

Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 3.50%, 1.00% LIBOR Floor)(1)	4/26/2025	7,000,000	6,977,794	6,982,500	7.8%
				7,000,000	6,977,794	6,982,500

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	6/21/2022	7,900,000	7,836,660	7,533,440	8.4%
				7,900,000	7,836,660	7,533,440

F-247

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

Infogroup, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	4/3/2023	4,937,500	4,898,055	4,848,131	5.4%
				4,937,500	4,898,055	4,848,131

Isagenix International, LLC	Consumer Goods - Durable	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	6/16/2025	2,975,000	2,958,462	2,975,000	3.3%
				2,975,000	2,958,462	2,975,000

Jackson Hewitt Tax Services Inc.	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	4/20/2023	6,000,000	6,000,000	6,000,000	6.7%
				6,000,000	6,000,000	6,000,000

Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	5/1/2024	6,241,305	6,142,885	6,228,823	7.0%
				6,241,305	6,142,885	6,228,823

The KEYW Corporation	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	5/8/2024	3,500,000	3,482,797	3,482,500	3.9%
				3,500,000	3,482,797	3,482,500

KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	4/26/2024	5,031,606	4,947,713	4,962,673	5.6%
				5,031,606	4,947,713	4,962,673

LegalZoom.com, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	11/21/2024	1,989,893	1,971,653	1,956,264	2.2%
				1,989,893	1,971,653	1,956,264

LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	8/18/2022	5,573,718	5,548,547	5,657,324	6.3%
				5,573,718	5,548,547	5,657,324

Loparex International B.V.	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	4/11/2025	7,500,000	7,463,646	7,462,500	8.3%
				7,500,000	7,463,646	7,462,500

Manna Pro Products, LLC	Consumer Goods: Non-Durable	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	12/8/2023	3,444,083	3,444,083	3,414,464	3.8%
				3,444,083	3,444,083	3,414,464

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	7/14/2022	4,568,920	4,560,266	4,568,920	5.1%
				4,568,920	4,560,266	4,568,920

Northern Star Industries, Inc.	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	3/28/2025	4,239,375	4,218,895	4,218,178	4.7%
				4,239,375	4,218,895	4,218,178

Peraton Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	4/29/2024	4,950,000	4,929,310	4,914,855	5.5%
				4,950,000	4,929,310	4,914,855

PetroChoice Holdings, Inc.	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	8/22/2022	4,924,051	4,924,051	4,924,051	5.5%
				4,924,051	4,924,051	4,924,051

F-248

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

Port Townsend Holdings Company, Inc.	Forest Products & Paper	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	4/3/2024	6,830,625	6,764,268	6,762,319	7.6%
				6,830,625	6,764,268	6,762,319

PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	11/30/2021	4,925,281	4,925,281	4,905,580	5.5%
				4,925,281	4,925,281	4,905,580

Rough Country, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 3.75%, 1.00% LIBOR Floor)(1)	5/25/2023	7,972,492	7,928,578	7,932,630	8.9%
				7,972,492	7,928,578	7,932,630

Safe Fleet Holdings LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 3.00%, 1.00% LIBOR Floor)(1)	2/3/2025	3,466,313	3,458,151	3,448,981	3.9%
				3,466,313	3,458,151	3,448,981

Salient CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	2/28/2022	2,796,429	2,755,077	2,785,243	3.1%
				2,796,429	2,755,077	2,785,243

SCS Holdings I Inc.	Wholesale	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	10/31/2022	4,292,584	4,256,227	4,292,584	4.8%
				4,292,584	4,256,227	4,292,584

Shift4 Payments, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	11/29/2024	9,950,000	9,904,287	9,950,000	11.1%
				9,950,000	9,904,287	9,950,000

Sierra Enterprises, LLC	Beverage & Food	Senior Secured First Lien Term Loan (LIBOR + 3.50%, 1.00% LIBOR Floor)(1)	11/11/2024	6,225,023	6,204,875	6,217,553	7.0%
				6,225,023	6,204,875	6,217,553

Starfish Holdco, LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	8/16/2024	3,965,013	3,929,951	3,967,392	4.4%
				3,965,013	3,929,951	3,967,392

Syniverse Holdings, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	3/9/2023	4,987,500	4,939,730	4,975,530	5.6%
				4,987,500	4,939,730	4,975,530

The Octave Music Group, Inc.	Media: Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	5/28/2021	4,936,387	4,936,387	4,929,969	5.5%
				4,936,387	4,936,387	4,929,969

ThoughtWorks, Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 4.00%, 1.00% LIBOR Floor)(1)	10/11/2024	5,000,000	4,986,259	4,975,000	5.6%
				5,000,000	4,986,259	4,975,000

Tortoise Borrower LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 4.00%, 1.00% LIBOR Floor)(1)	1/31/2025	2,468,813	2,457,191	2,481,897	2.8%
				2,468,813	2,457,191	2,481,897

F-249

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

United Road Services, Inc	Transportation: Cargo	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	9/1/2024	3,910,000	3,892,352	3,924,858	4.4%
				3,910,000	3,892,352	3,924,858

Verscend Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	6/1/2023	2,760,294	2,740,555	2,791,209	3.1%
				2,760,294	2,740,555	2,791,209

Wheels Up Partners LLC	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 8.55%, 1.00% LIBOR Floor)(1)	10/15/2020	4,628,783	4,507,086	4,547,780	5.1%
				4,628,783	4,507,086	4,547,780

Xebec Global Holdings, LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	2/12/2024	6,982,500	6,982,500	6,982,500	7.8%
				6,982,500	6,982,500	6,982,500

Z-Medica, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	9/29/2022	2,927,875	2,927,875	2,910,601	3.3%
				2,927,875	2,927,875	2,910,601

Total Investments, June 30, 2018				$267,504,346	$263,876,552	$262,834,997	294.2%

(1)	Represents the annual current interest rate as of June 30, 2018. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value in accordance with ASC 820 as reported by MCC JV. The determination of such fair value is not included in the Company’s board of directors’ valuation process described elsewhere herein.
(3)	This investment was on non-accrual status as of June 30, 2018.
(4)	Percentage is based on MCC JV’s net assets of $89,406,852 as of June 30, 2018.

F-250

MCC JV Loan Portfolio as of September 30, 2017

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

4Over International, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	6/7/2022	$11,346,929	$11,346,929	$11,346,929	17.7%
				11,346,929	11,346,929	11,346,929

AccentCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	10/1/2021	5,006,781	4,978,815	4,981,747	7.8%
				5,006,781	4,978,815	4,981,747

Acrisure, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	11/22/2023	497,500	496,327	502,475	0.8%
				497,500	496,327	502,475

Amplify Snack Brands, Inc.	Beverage & Food	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	9/4/2023	1,811,579	1,796,231	1,781,688	2.8%
				1,811,579	1,796,231	1,781,688

Apco Holdings, Inc.	Automotive	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	1/31/2022	3,508,277	3,432,083	3,508,277	5.5%
				3,508,277	3,432,083	3,508,277

API Technologies Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	4/22/2022	2,951,250	2,906,128	2,951,250	4.6%
				2,951,250	2,906,128	2,951,250

Associated Asphalt Partners, LLC	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	4/5/2024	997,500	992,848	992,513	1.5%
				997,500	992,848	992,513

Avantor Performance Materials Holdings, Inc.	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 4.00%, 1.00% LIBOR Floor)(1)	3/11/2024	2,985,000	2,978,117	2,985,000	4.7%
				2,985,000	2,978,117	2,985,000

Blount International, Inc.	Capital Equipment	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	4/12/2023	2,962,500	2,918,684	2,962,500	4.6%
		Senior Secured First Lien Term Loan (ABR + 4.00%, 4.25% ABR Floor)(1)	4/12/2023	7,500	7,389	7,500	0.0%
				2,970,000	2,926,073	2,970,000

Canyon Valor Companies, Inc. (fka GTCR Valor Companies, Inc.)	Media: Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	6/16/2023	2,475,000	2,468,952	2,499,750	3.9%
				2,475,000	2,468,952	2,499,750

Cardenas Markets LLC	Retail	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	11/29/2023	5,458,750	5,410,676	5,450,016	8.5%
				5,458,750	5,410,676	5,450,016

CD&R TZ Purchaser, Inc	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	7/21/2023	3,465,000	3,421,596	3,456,338	5.4%
				3,465,000	3,421,596	3,456,338

F-251

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

CP OPCO, LLC	Services: Consumer	Senior Secured First Lien Term Loan B (ABR + 5.50% PIK, 4.25% ABR Floor)(1)(3)	4/1/2019	219,589	213,451	59,728	0.1%
		Senior Secured First Lien Term Loan C (ABR + 8.50% PIK, 4.25% ABR Floor)(1)(3)	4/1/2019	1,603,881	717,016	—	0.0%
		Preferred Facility (ABR + 7.00% PIK, 3.75% ABR Floor)(1)(3)	4/1/2019	934,849	—	—	0.0%
		Revolving Credit Facility (ABR + 3.50% Cash, 4.25% ABR Floor)(1)	4/1/2019	—	—	—	0.0%
		Common Stock		41	—	—	0.0%
				2,758,360	930,467	59,728

CSP Technologies North America, LLC	Containers, Packaging and Glass	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	1/31/2022	2,480,781	2,480,781	2,480,781	3.9%
				2,480,781	2,480,781	2,480,781

CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	12/1/2021	5,218,206	5,063,171	5,218,206	8.1%
				5,218,206	5,063,171	5,218,206

Elite Comfort Solutions, Inc.	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	1/15/2021	5,810,616	5,810,616	5,810,616	9.1%
				5,810,616	5,810,616	5,810,616

Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	12/22/2023	3,482,500	3,451,297	3,517,325	5.5%
				3,482,500	3,451,297	3,517,325

Explorer Holdings, Inc.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 3.75%, 1.00% LIBOR Floor)(1)	5/2/2023	979,038	976,115	982,758	1.5%
				979,038	976,115	982,758

GK Holdings, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	1/20/2021	2,969,466	2,957,674	2,908,592	4.5%
				2,969,466	2,957,674	2,908,592

Global Eagle Entertainment Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 7.00%, 1.00% LIBOR Floor)(1)	1/6/2023	4,147,500	4,079,692	4,116,394	6.4%
				4,147,500	4,079,692	4,116,394

Golden West Packaging Group LLC	Forest Products & Paper	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	6/20/2023	6,708,188	6,708,188	6,708,188	10.5%
				6,708,188	6,708,188	6,708,188

High Ridge Brands Co.	Consumer Goods: Non-Durable	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	6/30/2022	1,851,563	1,828,706	1,773,982	2.8%
				1,851,563	1,828,706	1,773,982

Highline Aftermarket Acquisitions, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	3/18/2024	3,110,895	3,096,476	3,110,895	4.8%
				3,110,895	3,096,476	3,110,895

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	6/21/2022	7,960,000	7,884,180	7,880,400	12.3%
				7,960,000	7,884,180	7,880,400

F-252

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

Infogroup, Inc.	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	4/3/2023	4,975,000	4,928,990	4,925,250	7.7%
				4,975,000	4,928,990	4,925,250

Keystone Acquisition Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	5/1/2024	8,000,000	7,857,692	8,000,000	12.5%
				8,000,000	7,857,692	8,000,000

KNB Holdings Corporation	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	4/26/2024	6,500,000	6,377,734	6,516,250	10.3%
				6,500,000	6,377,734	6,516,250

LifeMiles Ltd.	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	8/18/2022	5,000,000	4,950,691	4,950,000	7.7%
				5,000,000	4,950,691	4,950,000

Lighthouse Network, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	10/13/2023	4,466,250	4,427,648	4,466,250	7.1%
				4,466,250	4,427,648	4,466,250

MB Aerospace ACP Holdings II Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 5.50%, 1.00% LIBOR Floor)(1)	12/15/2022	5,163,678	5,128,257	5,163,678	8.0%
				5,163,678	5,128,257	5,163,678

New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loan (LIBOR + 6.25%, 1.00% LIBOR Floor)(1)	7/14/2022	2,932,340	2,932,340	2,932,340	4.6%
				2,932,340	2,932,340	2,932,340

Peraton Corp.	Aerospace and Defense	Senior Secured First Lien Term Loan (LIBOR + 5.25%, 1.00% LIBOR Floor)(1)	4/29/2024	4,987,500	4,963,982	4,962,563	7.7%
				4,987,500	4,963,982	4,962,563

PetroChoice Holdings, Inc.	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	8/22/2022	4,962,025	4,962,025	4,962,025	7.7%
				4,962,025	4,962,025	4,962,025

Pomeroy Group LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	11/30/2021	2,343,582	2,288,650	2,329,989	3.6%
		Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	11/30/2021	419,501	409,668	417,068	0.7%
				2,763,083	2,698,318	2,747,057

PT Network, LLC	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.50%, 1.00% LIBOR Floor)(1)	11/30/2021	4,962,500	4,921,159	4,996,741	7.8%
				4,962,500	4,921,159	4,996,741

Quorum Health Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.75%, 1.00% LIBOR Floor)(1)	4/29/2022	1,176,137	1,158,096	1,191,191	1.9%
				1,176,137	1,158,096	1,191,191

Rough Country, LLC	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.50%, 1.00% LIBOR Floor)(1)	5/25/2023	4,987,500	4,940,019	4,937,625	7.7%
				4,987,500	4,940,019	4,937,625

F-253

Company	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value(2)	% of Net Assets(4)

Salient CRGT Inc.	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.75%, 1.00% LIBOR Floor)(1)	2/28/2022	2,948,214	2,895,729	2,935,832	4.6%
				2,948,214	2,895,729	2,935,832

SCS Holdings I Inc.	Wholesale	Senior Secured First Lien Term Loan (LIBOR + 4.25%, 1.00% LIBOR Floor)(1)	10/31/2022	2,778,498	2,737,893	2,806,283	4.4%
				2,778,498	2,737,893	2,806,283

Starfish Holdco, LLC	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	8/16/2024	5,000,000	4,950,395	4,950,000	7.7%
				5,000,000	4,950,395	4,950,000

Sundial Group Holdings LLC	Consumer Goods: Non-Durable	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	8/15/2024	10,000,000	9,852,004	9,850,000	15.4%
				10,000,000	9,852,004	9,850,000

Survey Sampling International, LLC	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	12/16/2020	2,954,530	2,934,263	2,954,530	4.6%
				2,954,530	2,934,263	2,954,530

TouchTunes Interactive Networks, Inc.	Media Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 4.75%, 1.00% LIBOR Floor)(1)	5/28/2021	4,974,555	4,974,555	5,005,894	7.8%
				4,974,555	4,974,555	5,005,894

TrialCard Incorporated	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	10/26/2021	3,300,075	3,273,215	3,300,075	5.1%
				3,300,075	3,273,215	3,300,075

VCVH Holding Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.00%, 1.00% LIBOR Floor)(1)	6/1/2023	2,962,500	2,938,097	2,958,353	4.6%
				2,962,500	2,938,097	2,958,353

VIP Cinema Holdings, Inc.	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 6.00%, 1.00% LIBOR Floor)(1)	3/1/2023	728,165	724,860	735,446	1.1%
				728,165	724,860	735,446

Total Investments, September 30, 2017				$187,473,229	$183,950,100	$184,241,231	287.6%

(1)	Represents the annual current interest rate as of September 30, 2017. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value in accordance with ASC 820 as reported by MCC JV. The determination of such fair value is not included in the Company’s board of directors’ valuation process described elsewhere herein.
(3)	This investment was on non-accrual status as of September 30, 2017.
(4)	Percentage is based on MCC JV’s net assets of $64,157,655 as of September 30, 2017.

F-254

Below is certain summarized financial Information for MCC JV as of June 30, 2018 and September 30, 2017, and for the three and nine months ended June 30, 2018 and 2017:

	June 30, 2018	September 30, 2017
	(unaudited)
Selected Consolidated Statement of Assets and Liabilities Information:
Investments in loans at fair value (cost: of $263,876,552 and $183,950,100, respectively)	$262,834,997	$184,241,231
Cash	8,326,619	8,908,117
Other assets	1,051,104	597,831
Total assets	$272,212,720	$193,747,179

Line of credit (net of debt issuance costs of $1,517,573 and $1,789,953, respectively)	$177,762,427	$128,690,047
Other liabilities	4,315,883	440,959
Interest payable	727,558	458,518
Total liabilities	182,805,868	129,589,524
Members’ capital	89,406,852	64,157,655
Total liabilities and members’ capital	$272,212,720	$193,747,179

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Selected Consolidated Statement of Operations Information:
Total revenues	$4,562,308	$2,776,134	$12,161,439	$7,107,843
Total expenses	(2,415,306)	(1,498,453)	(6,415,916)	(3,488,822)
Net unrealized appreciation/(depreciation)	(1,473,641)	(667,417)	(1,427,303)	(373,455)
Net realized gain/(loss)	248,853	142,139	861,361	547,827
Net income/(loss)	$922,214	$752,403	$5,179,581	$3,793,393

Unconsolidated Significant Subsidiaries

In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, the Company must determine which of its unconsolidated Control Investments, if any, are considered “significant subsidiaries.” In evaluating these investments, there are three tests utilized to determine if any Controlled Investments are considered significant subsidiaries: the investment test, the asset test and the income test. Rule 3-09 of Regulation S-X requires the Company to include separate audited financial statements of any unconsolidated majority-owned subsidiary (Control Investments in which the Company owns greater than 50% of the voting securities) in an annual report if any of the three tests exceed 20% of the Company’s total investments at fair value, total assets, or total income, respectively. Rule 4-08(g) of Regulation S-X requires summarized financial information of Control Investments in an annual report if any of the three tests exceeds 10%, and summarized financial information in a quarterly report if any of the three tests exceeds 20% pursuant to Rule 10-01(b)(1) of Regulation S-X.

As of June 30, 2018, excluding MCC JV, the Company had no single Control Investment that represented greater than 20% of its total Investment Portfolio at fair value and no single investment whose total assets represented greater than 20% of its total assets. After performing the income test for the nine months ended June 30, 2018, the Company determined that no single Control Investment’s income individually generated more than 20% of the Company’s total income.

The Company determined that the assets of MCC JV represented greater than 20% of its total assets and also generated more than 20% of the Company’s total income primarily due to dividend income. Accordingly, the related summary financial information is presented in the “MCC Senior Loan Strategy JV I LLC” heading above.

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined below. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

●	Level 1 - Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

F-255

●	Level 2 - Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

●	Level 3 - Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of June 30, 2018 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$384,286	$384,286
Senior Secured Second Lien Term Loans	—	—	47,434	47,434
Senior Secured First Lien Notes	—	—	20,154	20,154
Unsecured Debt	—	—	1,007	1,007
Equity/Warrants	—	—	103,756	103,756
Total	$—	$—	$556,637	$556,637
MCC Senior Loan Strategy JV I LLC(1)				$78,231
Total Investments, at fair value				$634,868

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2017 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$537,163	$537,163
Senior Secured Second Lien Term Loans	—	—	135,826	135,826
Senior Secured First Lien Notes	—	7,067	20,478	27,545
Unsecured Debt	—	—	—	—
Equity/Warrants	38	21	80,260	80,319
Total	$38	$7,088	$773,727	$780,853
MCC Senior Loan Strategy JV I LLC(1)				$56,138
Total Investments, at fair value				$836,991

(1)	Certain investments that are measured at fair value using NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Consolidated Statements of Assets and Liabilities.

F-256

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended June 30, 2018 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured First Lien Notes	Unsecured Debt	Equities/ Warrants	Total
Balance as of September 30, 2017	$537,163	$135,826	$20,478	$—	$80,260	$773,727
Purchases and other adjustments to cost	(7,003)	10,709	6	—	4,362	8,074
Originations	95,944	401	—	1,007	20,784	118,136
Sales	(25,960)	(17,714)	(7,013)	—	—	(50,687)
Settlements	(131,848)	(69,819)	—	—	—	(201,667)
Net realized gains/(losses) from investments	(20,895)	(37,806)	239	—	—	(58,462)
Net transfers in and/or out of Level 3	—	—	7,067	—	59	7,126
Net unrealized gains/(losses)	(63,115)	25,837	(623)	—	(1,709)	(39,610)
Balance as of June 30, 2018	$384,286	$47,434	$20,154	$1,007	$103,756	$556,637

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended June 30, 2017 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured First Lien Notes	Unsecured Debt	Equities/ Warrants	Total
Balance as of September 30, 2016	$565,329	$213,537	$21,048	$52,809	$23,112	$875,835
Purchases and other adjustments to cost	10,324	7,707	—	4,445	402	22,878
Originations	123,677	29,000	—	1,973	64,174	218,824
Sales	(27,951)	(38,500)	—	(30,552)	—	(97,003)
Settlements	(126,969)	(23,977)	—	(15,000)	(2,312)	(168,258)
Net realized gains/(losses) from investments	(26,470)	(7,587)	—	(289)	(21,158)	(55,504)
Net transfers in and/or out of Level 3	—	—	—	—	—	—
Net unrealized gains/(losses)	14,583	5,736	(570)	(13,386)	16,077	22,440
Balance as of June 30, 2017	$532,523	$185,916	$20,478	$—	$80,295	$819,212

Net change in unrealized loss included in earnings related to investments still held as of June 30, 2018 and 2017 was approximately $70.0 million and $15.1 million, respectively.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales represent net proceeds received from investments sold.

Settlements represent principal paydowns received.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the nine months ended June 30, 2018, one of our senior secured first lien notes with a fair value of $7.1 million, and one of our warrant positions with a fair value of $0 transferred from Level 2 to Level 3 because of the decrease in availability of the transaction data or the inputs to the valuation. During the nine months ended June 30, 2018, one of our equity positions with a fair value of $0 transferred from Level 1 to Level 3 because of the decrease in availability of the transaction data or the inputs to the valuation. During the nine months ended June 30, 2017, none of our investments transferred in or out of Level 3.

F-257

The following table presents the quantitative information about Level 3 fair value measurements of our investments, as of June 30, 2018 (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)

Senior Secured First Lien Term Loans	$231,942	Income Approach (DCF)	Market Yield	7.18% - 15.55% (10.53%)
Senior Secured First Lien Term Loans	134,987	Market Approach (Guideline Comparable) / Market Approach (Comparable Transactions)/Income Approach (DCF) / Enterprise Value Analysis	Revenue Multiple(1) EBITDA Multiple(1) Discount Rate Expected Proceeds	0.75x - 1.35x (1.00x) 4.50x - 6.50x (5.99x) 10.00% - 19.75% (17.24%) $0.0M - $5.7M ($1.4M)
Senior Secured First Lien Term Loans	17,357	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Senior Secured First Lien Notes	20,154	Income Approach (DCF)	Market Yield	9.88%
Senior Secured Second Lien Term Loan	32,066	Income Approach (DCF)	Market Yield	9.34% - 17.31% (12.73%)
Senior Secured Second Lien Term Loans	14,967	Market Approach (Guideline Comparable) / Income Approach (DCF)	Revenue Multiple(1) EBITDA Multiple(1) Discount Rate	0.60x - 0.80x (0.70x) 6.75x - 7.75x (7.25x) 15.50% - 17.50% (16.50%)
Senior Secured Second Lien Term Loans	401	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Unsecured Debt	—	Market Approach (Guideline Comparable) / Income Approach (DCF) / Enterprise Value Analysis	Revenue Multiple(1) Discount Rate Expected Proceeds	1.10x - 1.30x (1.20x) 18.75% - 20.75% (19.75%) $0.0M - $1.0M ($0.5M)
Unsecured Debt	1,007	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Equity	6,535	Income Approach (DCF)	Market Yield	8.75%
Equity	92,591	Market Approach (Guideline Comparable) / Market Approach (Comparable Transactions) / Income Approach (DCF) / Enterprise Value Analysis	Revenue Multiple(1) EBITDA Multiple(1) Discount Rate Expected Proceeds	0.70x - 1.35x (0.71x) 4.50x - 13.50x (9.85x) 10.00% - 21.50% (14.82%) $0.0M - $5.7M ($0.4M)
Equity	4,630	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Total	$556,637

The following table has been modified to conform to the current period presentation, and presents the quantitative information about Level 3 fair value measurements of our investments, as of September 30, 2017 (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)

Senior Secured First Lien Term Loans	$288,134	Income Approach (DCF)	Market yield	8.63% - 14.74% (11.15%)
Senior Secured First Lien Term Loans	5,254	Enterprise Value Analysis	Expected Proceeds	$0.0M - $4.9M ($4.6M)
Senior Secured First Lien Term Loans	184,059	Market Approach (Guideline Comparable) / Market Approach (Comparable Transactions) / Income Approach (DCF)	Revenue Multiple(1) EBITDA Multiple(1) Discount rate	0.60x - 3.00x (1.42x) 5.50x - 8.00x (6.77x) 10.00% - 22.00% (17.79%)
Senior Secured First Lien Term Loans	59,716	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Senior Secured First Lien Notes	20,478	Income Approach (DCF)	Market yield	8.85% - 8.85% (8.85%)
Senior Secured Second Lien Term Loan	88,126	Income Approach (DCF)	Market yield	9.92% - 16.16% (12.22%)
Senior Secured Second Lien Term Loans	7,760	Enterprise Value Analysis	Expected Proceeds	$0.0M - $15.5M ($7.8M)
Senior Secured Second Lien Term Loan	20,894	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured Second Lien Term Loan	19,046	Market Approach (Guideline Comparable) / Income Approach (DCF)	Revenue Multiple(1) EBITDA Multiple(1) Discount Rate	0.55x - 0.70x (0.67x) 7.00x - 9.13x (8.06x) 17.50% - 18.00% (17.61%)

F-258

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)

Unsecured Debt	—	Market Approach (Guideline Comparable) / Market Approach (Comparable Transactions) / Income Approach (DCF)	Revenue Multiple(1) Discount rate	1.00x -1.40x (1.20x) 17.50% - 23.50% (20.50%)
Equity	38,893	Recent Arms-Length Transaction	Recent Arms Length Transaction	N/A
Equity	41,367	Market Approach (Guideline Comparable) / Market Approach (Comparable Transactions) / Income Approach (DCF)	Revenue Multiple(1) EBITDA Multiple(1) Discount rate Expected Proceeds	0.70x - 3.00x (0.74x) 5.00x - 8.63x (7.10x) 10.00% - 20.50% (16.42%) $1.9M - $8.0M ($5.0M)
Equity	—	Enterprise Value Analysis	Expected Proceeds	$0.0M
Total	$773,727

(1)	Represents inputs used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The significant unobservable inputs used in the fair value measurement of the Company’s debt investments are market yields. Increases in market yields would result in lower fair value measurements holding all other variables constant.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company multiples of Revenue or EBITDA (earnings before interest, taxes, depreciation and amortization) for the last twelve months (“LTM”), next twelve months (“NTM”) or a reasonable period a market participant would consider. Increases in EBITDA multiples in isolation would result in higher fair value measurements.

In September 2017, the Company entered into an agreement with Global Accessories Group, LLC (“Global Accessories”), in which the Company exchanged its full position in Lydell Jewelry Design Studio, LLC for a 3.8% membership interest in Global Accessories, which is included in the Consolidated Schedule of Investments. As part of the agreement, the Company is entitled to contingent consideration in the form of cash payments (“Earnout”), as well as up to an additional 5% membership interest (“AMI”), provided Global Accessories achieves certain financial benchmarks over specified time frames. The Earnout and AMI were initially recorded an aggregate fair value of $2.4 million on the transaction date using the Income Approach and were included on the Consolidated Statements of Assets and Liabilities in other assets. The contingent consideration will be remeasured to fair value at each reporting date until the contingency is resolved. Any changes in fair value will be recognized in earnings. As of June 30, 2018, there was no change in fair value of the contingent consideration.

Note 5. Borrowings

As a BDC, we are generally only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

Recent legislation, however, modifies the required minimum asset coverage ratio from 200% to 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after the one-year anniversary of such approval.

On November 16, 2012, we obtained an exemptive order from the Securities and Exchange Commission (“SEC”) to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive order provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive order.

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The Company’s outstanding debt excluding debt issuance costs as of June 30, 2018 and September 30, 2017 was as follows (dollars in thousands):

	June 30, 2018				September 30, 2017
	Aggregate Principal Amount Available	Principal Amount Outstanding	Carrying Value	Fair Value	Aggregate Principal Amount Available	Principal Amount Outstanding	Carrying Value	Fair Value
Revolving Credit Facility	$150,000	$1,500	$1,500	$1,500	$200,000	$68,000	$68,000	$68,000
Term Loan Facility	—	—	—	—	102,000	102,000	102,000	102,000
2019 Notes	—	—	—	—	—	—	—	—
2021 Notes	74,013	74,013	74,013	75,019	74,013	74,013	74,013	77,121
2023 Notes	89,847	89,847	89,847	87,690	102,847	102,847	102,847	103,464
2024 Notes	121,276	121,276	121,276	110,428	N/A	N/A	N/A	N/A
SBA Debentures	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000
Total	$585,136	$436,636	$436,636	$424,637	$628,860	$496,860	$496,860	$500,585

Credit Facility

Term Loan Facility

The Company had a Senior Secured Term Loan Credit Agreement, as amended (the ’‘Term Loan Facility’’), that was scheduled to mature on July 28, 2020.

On September 1, 2017, the Company reduced the Term Loan Facility commitment to $102.0 million from $174.0 million. The reduction was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.6 million and was recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.

On January 31, 2018, the Company voluntarily prepaid the remaining $102.0 million outstanding on the Term Loan Facility. The payment was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.9 million and was recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.

Revolving Credit Facility

The Company has a Senior Secured Revolving Credit Agreement, as amended (the ’‘Revolving Credit Facility’’ and collectively with the Term Loan Facility, the ’‘Facilities’’), with ING Capital LLC, as Administrative Agent, in order to borrow funds to make additional investments.

The pricing on the Revolving Credit Facility is LIBOR (with no minimum) plus 2.75% and will decrease by an additional 25 basis points upon receiving an investment grade rating from Standard & Poor’s. The Revolving Credit Facility’s revolving period ends July 28, 2019, followed by a one year amortization period and a final maturity on July 28, 2020.

On February 14, 2017, the Company elected to reduce the total commitment of the Revolving Credit Facility to $200.0 million from $343.5 million. The reduction was accounted for as a debt modification to a line-of credit or revolving-debt arrangement in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to an acceleration of debt issuance costs in the amount of $1.3 million and recorded on the Consolidated Statements of Operations as a component of interest and financing expenses.

On February 12, 2018, the Company elected to reduce the total commitment of the Revolving Credit Facility to $150.0 million from $200.0 million. The reduction was accounted for as a debt modification to a line-of credit or revolving-debt arrangement in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to an acceleration of debt issuance costs in the amount of $0.4 million and recorded on the Consolidated Statements of Operations as a component of interest and financing expenses.

Borrowings under the Revolving Credit Facility are subject to, among other things, a minimum borrowing/collateral base, and substantially all of the Company’s assets are pledged as collateral. In addition, the Revolving Credit Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants. The documentation for Revolving Credit Facility also includes default provisions such as the failure to make timely payments, the occurrence of a change in control and the failure by the Company to materially perform under the operative agreements governing the Revolving Credit Facility, which, if not complied with, could accelerate repayment, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

At June 30, 2018, the carrying amount of our borrowings under the Revolving Credit Facility approximated its fair value. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our borrowings under the Facilities are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. As of June 30, 2018 and September 30, 2017, the valuation of the Revolving Credit Facility and the Facilities, would be deemed to be Level 3 in the fair value hierarchy, respectively, as defined in Note 4.

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In accordance with ASU 2015-03, the debt issuance costs related to the Facilities are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the Facilities. As of June 30, 2018 and September 30, 2017, debt issuance costs related to the Facilities were as follows (dollars in thousands):

	June 30, 2018		September 30, 2017
	Revolving Facility	Term Facility	Revolving Facility	Term Facility
Total Debt Issuance Costs	$8,747	$4,491	$8,546	$4,490
Amortized Debt Issuance Costs	7,596	4,491	6,769	3,444
Unamortized Debt Issuance Costs	$1,151	$—	$1,777	$1,046

The following table shows the components of interest expense, commitment fees related to the Facilities, amortized debt issuance costs, weighted average stated interest rate and weighted average outstanding debt balance for the Facilities for the three and nine months ended June 30, 2018 and 2017 (dollars in thousands):

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
Revolving Facility interest	$14	$225	$729	$405
Revolving Facility commitment fee	376	447	1,150	1,952
Term Facility interest	—	1,773	1,505	5,030
Amortization of debt issuance costs	138	306	952	2,580
Agency and other fees	19	20	57	59
Total	$547	$2,771	$4,393	$10,026
Weighted average stated interest rate (annualized)	4.8%	4.1%	4.4%	3.9%
Weighted average outstanding balance	$1,220	$197,077	$68,048	$187,991

Unsecured Notes

2019 Notes

On March 21, 2012, the Company issued $40.0 million in aggregate principal amount of 7.125% unsecured notes which were scheduled to mature on March 30, 2019 (the “2019 Notes”). The 2019 Notes bore interest at a rate of 7.125% per year, and were payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The 2019 Notes were listed on the NYSE and traded thereon under the trading symbol “MCQ”. On February 22, 2017, the 2019 Notes were redeemed at par plus accrued and unpaid interest. The redemption was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.5 million and was recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.

2021 Notes

On December 17, 2015, the Company issued $70.8 million in aggregate principal amount of 6.50% unsecured notes that mature on January 30, 2021 (the “2021 Notes”). On January 14, 2016, the Company closed an additional $3.25 million in aggregate principal amount of the 2021 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes. The 2021 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 30, 2019. The 2021 Notes bear interest at a rate of 6.50% per year, payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning January 30, 2016. The 2021 Notes are listed on the NYSE and trade thereon under the trading symbol “MCX”.

2023 Notes

On March 18, 2013, the Company issued $60.0 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes,” and together with the 2019 Notes, the 2021 Notes and the 2024 Notes, the “Unsecured Notes”). On March 26, 2013, the Company closed an additional $3.5 million in aggregate principal amount of the 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes. As of March 30, 2016, the 2023 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2013. The 2023 Notes are listed on the NYSE and trade thereon under the trading symbol “MCV”.

On December 12, 2016, the Company entered into an “At-The-Market” (“ATM”) debt distribution agreement with FBR Capital Markets & Co., through which the Company could offer for sale, from time to time, up to $40.0 million in aggregate principal amount of the 2023 Notes. The Company has sold 1,573,872 of the 2023 Notes at an average price of $25.03 per note, and has raised $38.6 million in net proceeds, since inception of the ATM debt distribution agreement.

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On March 10, 2018, the Company redeemed $13.0 million in aggregate principal amount of the 2023 Notes. The redemption was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $0.3 million and was recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.

2024 Notes

On January 26, 2018, the Company priced a debt offering in Israel of $121.3 million in aggregate principal amount of the 2024 Notes that mature on February 27, 2024 and the principal will be payable in four annual installments, of which 25% will be payable on each February 27 for the years 2021 through 2024. As of March 27, 2018, the 2024 Notes may be redeemed in whole or in part at anytime or from time to time at the Company’s option. The 2024 Notes bear interest at a rate of 5.30% per year, payable semi-annually on February 27 and August 27 of each year, beginning August 27, 2018.

The deed of trust governing the 2024 Notes includes certain customary covenants, including minimum equity requirements, and events of default. The 2024 Notes have not been and will not be registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration under the Securities Act of 1933 or in transactions exempt from, or not subject to, such registration requirements. The 2024 Notes are listed for trading on the TASE and denominated in New Israeli Shekels, but linked to the US Dollar at a fixed exchange rate which mitigates any currency exposure to the Company. In connection with this offering, we have dual listed our common stock on the TASE.

On June 5, 2018, the Company announced that, on June 1, 2018, its board of directors authorized the Company to repurchase and retire up to $20 million of the Company’s outstanding 2024 Notes on TASE. Execution of the repurchase plan is subject to an open trading window for the Company and continued liquidity at that time and is expected to continue until the full authorized amount is purchased or market conditions change. The repurchase of the 2024 Notes is not expected to result in any material tax consequences to the Company or its note holders.

The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Unsecured Notes, which are publicly traded, is based upon closing market quotes as of the measurement date. As of June 30, 2018 and September 30, 2017, the Unsecured Notes would be deemed to be Level 1 in the fair value hierarchy, as defined in Note 4.

In accordance with ASU 2015-03, the debt issuance costs related to the Unsecured Notes are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the Unsecured Notes. As of June 30, 2018 and September 30, 2017, debt issuance costs related to the Unsecured Notes were as follows (dollars in thousands):

	June 30, 2018					September 30, 2017
	2019 Notes	2021 Notes	2023 Notes	2024 Notes	Total	2019 Notes	2021 Notes	2023 Notes	2024 Notes	Total
Total Debt Issuance Costs	$1,475	$3,226	$3,102	$6,287	$14,090	$1,475	$3,226	$3,102	N/A	$7,803
Amortized Debt Issuance Costs	1,475	1,597	1,574	626	5,272	1,475	1,127	1,078	N/A	3,680
Unamortized Debt Issuance Costs	$—	$1,629	$1,528	$5,661	$8,818	$—	$2,099	$2,024	N/A	$4,123

For the three and nine months ended June 30, 2018 and 2017, the components of interest expense, amortized debt issuance costs, weighted average stated interest rate and weighted average outstanding debt balance for the Unsecured Notes were as follows (dollars in thousands):

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
2019 Notes interest	$—	$—	$—	$1,116
2021 Notes interest	1,203	1,203	3,608	3,608
2023 Notes interest	1,376	1,575	4,481	4,111
2023 Notes premium	(1)	(1)	(2)	(1)
2024 Notes interest	1,551	N/A	2,641	N/A
Amortization of debt issuance costs	576	243	1,356	788
Total	$4,705	$3,020	$12,084	$9,622
Weighted average stated interest rate (annualized)	5.8%	6.3%	6.0%	6.4%
Weighted average outstanding balance	$285,135	$176,860	$240,731	$183,753

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SBA Debentures

On March 26, 2013, SBIC LP received an SBIC license from the SBA.

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, the U.S. Senate passed the Small Business Investment Opportunity Act, which the President signed into law, that amended the Small Business Investment Act of 1958 by increasing the individual leverage limit from $150 million to $175 million, subject to SBA approvals.

As of June 30, 2018 and September 30, 2017, SBIC LP had $75.0 million in regulatory capital and had $150.0 million SBA Debentures outstanding that mature between September 2023 and September 2025.

Our fixed-rate SBA Debentures as of June 30, 2018 and September 30, 2017 were as follows (dollars in thousands):

	June 30, 2018		September 30, 2017
Rate Fix Date	Debenture Amount	Fixed All-in Interest Rate	Debenture Amount	Fixed All-in Interest Rate
September 2013	$5,000	4.404%	$5,000	4.404%
March 2014	39,000	3.951	39,000	3.951
September 2014	50,000	3.370	50,000	3.370
September 2014	6,000	3.775	6,000	3.775
September 2015	50,000	3.571	50,000	3.571
Weighted Average Rate/Total	$150,000	3.639%	$150,000	3.639%

As of June 30, 2018, the carrying amount of the SBA Debentures approximated their fair value. The fair values of the SBA Debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA Debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. As of June 30, 2018 and September 30, 2017, the SBA Debentures would be deemed to be Level 3 in the fair value hierarchy, as defined in Note 4.

In accordance with ASU 2015-03, the debt issuance costs related to the SBA Debentures are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the SBA Debentures. As of June 30, 2018 and September 30, 2017, debt issuance costs related to the SBA Debentures were as follows (dollars in thousands):

	June 30, 2018	September 30, 2017
Total Debt Issuance Costs	$5,138	$5,138
Amortized Debt Issuance Costs	2,716	2,292
Unamortized Debt Issuance Costs	$2,422	$2,846

For the three and nine months ended June 30, 2018 and 2017, the components of interest, amortized debt issuance costs, weighted average stated interest rate and weighted average outstanding debt balance for the SBA Debentures were as follows (dollars in thousands):

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
SBA Debentures interest	$1,361	$1,361	$4,082	$4,082
Amortization of debt issuance costs	141	169	424	508
Total	$1,502	$1,530	$4,506	$4,590
Weighted average stated interest rate (annualized)	3.6%	3.6%	3.6%	3.6%
Weighted average outstanding balance	$150,000	$150,000	$150,000	$150,000

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Note 6. Agreements

Investment Management Agreement

We entered into an investment management agreement with MCC Advisors. Mr. Brook Taube, our Chairman and Chief Executive Officer, is a managing partner and senior portfolio manager of MCC Advisors, and Mr. Seth Taube, one of our directors, is a managing partner of MCC Advisors.

Under the terms of our investment management agreement, MCC Advisors:

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

●	executes, closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

MCC Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay MCC Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

On December 3, 2015, MCC Advisors recommended and, in consultation with the Board, agreed to reduce fees under the investment management agreement. Beginning January 1, 2016, the base management fee was reduced to 1.50% on gross assets above $1 billion. In addition, MCC Advisors reduced its incentive fee from 20% on pre-incentive fee net investment income over an 8% hurdle, to 17.5% on pre-incentive fee net investment income over a 6% hurdle. Moreover, the revised incentive fee includes a netting mechanism and is subject to a rolling three-year look back from January 1, 2016 forward. Under no circumstances will the new fee structure result in higher fees to MCC Advisors than fees under the prior investment management agreement.

The following discussion of our base management fee and two-part incentive fee reflect the terms of the fee waiver agreement executed by MCC Advisors on February 8, 2016 (the “Fee Waiver Agreement”). The terms of the Fee Waiver Agreement are effective as of January 1, 2016, and are a permanent reduction in the base management fee and incentive fee on net investment income payable to MCC Advisors for the investment advisory and management services it provides under the investment management agreement. The Fee Waiver Agreement does not change the second component of the incentive fee, which is the incentive fee on capital gains.

Base Management Fee

For providing investment advisory and management services to us, MCC Advisors receives a base management fee. The base management fee is calculated at an annual rate of 1.75% (0.4375% per quarter) of up to $1.0 billion of the Company’s gross assets and 1.50% (0.375% per quarter) of any amounts over $1.0 billion of the Company’s gross assets, and is payable quarterly in arrears. The base management fee will be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters and will be appropriately pro-rated for any partial quarter. On May 4, 2018, MCC Advisors voluntarily elected to waive $380,000 of the base management fee payable for the quarter ended March 31, 2018, which is shown on the Consolidated Statements of Operations.

Incentive Fee

The incentive fee has two components, as follows:

Incentive Fee Based on Income

The first component of the incentive fee is payable quarterly in arrears and is based on our pre-incentive fee net investment income earned during the calendar quarter for which the incentive fee is being calculated. MCC Advisors is entitled to receive the incentive fee on net investment income from us if our Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.5%. The hurdle amount is calculated after making appropriate adjustments to the Company’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by the Company of its common stock (including issuances pursuant to our dividend reinvestment plan), any repurchase by the Company of its own common stock, and any dividends paid by the Company, each as may have occurred during the relevant quarter.

Beginning with the calendar quarter that commenced on January 1, 2016, the incentive fee on net investment income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2016). We refer to such period as the “Trailing Twelve Quarters.”

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The hurdle amount for the incentive fee on net investment income is determined on a quarterly basis, and is equal to 1.5% multiplied by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments to the Company’s net assets, as determined as of the beginning of each applicable calendar quarter, in order to account for any capital raising or other capital actions as a result of any issuances by the Company of its common stock (including issuances pursuant to our dividend reinvestment plan), any repurchase by the Company of its own common stock, and any dividends paid by the Company, each as may have occurred during the relevant quarter. The incentive fee for any partial period will be appropriately prorated. Any incentive fee on net investment income will be paid to MCC Advisors on a quarterly basis, and will be based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the reduced base management fee but excluding any incentive fee on Pre-Incentive Fee net investment income or on the Company’s capital gains.

Determination of Quarterly Incentive Fee Based on Income

The incentive fee on net investment income for each quarter is determined as follows:

●	No incentive fee on net investment income is payable to MCC Advisors for any calendar quarter for which there is no Excess Income Amount;

●	100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by the Company’s net assets at the beginning of each applicable calendar quarter, as adjusted as noted above, comprising the relevant Trailing Twelve Quarters is included in the calculation of the incentive fee on net investment income; and

●	17.5% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the incentive fee on net investment income.

The amount of the incentive fee on net investment income that will be paid to MCC Advisors for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The incentive fee on net investment income that is paid to MCC Advisors for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate incentive fees on net investment income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as described below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee on net investment income to MCC Advisors for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee on net investment income to MCC Advisors equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee on net investment income that is payable to MCC Advisors for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee on net investment income to MCC Advisors, calculated as described above, for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, and dilution to the Company’s net assets due to capital raising or capital actions, in such period and (ii) aggregate capital gains, whether realized or unrealized and accretion to the Company’s net assets due to capital raising or capital action, in such period.

Dilution to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock, as the amount by which the net asset value per share was adjusted over the transaction price per share, multiplied by the number of shares issued. Accretion to the Company’s net assets due to capital raising is calculated, in the case of issuances of common stock (including issuances pursuant to our dividend reinvestment plan), as the excess of the transaction price per share over the amount by which the net asset value per share was adjusted, multiplied by the number of shares issued. Accretion to the Company’s net assets due to other capital action is calculated, in the case of repurchases by the Company of its own common stock, as the excess of the amount by which the net asset value per share was adjusted over the transaction price per share multiplied by the number of shares repurchased by the Company.

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Incentive Fee Based on Capital Gains

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement as of the termination date) and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

Under GAAP, the Company calculates the second component of the incentive fee as if the Company had realized all assets at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional capital gains incentive fee is subject to the performance of investments until there is a realization event, the amount of the provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive that is ultimately realized and the differences could be material.

Base Management Fee - Prior to Fee Waiver Agreement

Prior to January 1, 2016, the base management fee was calculated at an annual rate of 1.75% of our gross assets (which is defined as all the assets of the Company, including those acquired using borrowings for investment purposes), and was payable quarterly in arrears. The base management fee was based on the average value of our gross assets at the end of the two most recently completed calendar quarters.

Incentive Fee - Prior to Fee Waiver Agreement

Prior to January 1, 2016, the incentive fee based on net investment income was calculated as 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, exceeds a 2.0% (which is 8.0% annualized) hurdle rate but also includes a “catch-up” provision. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

For the avoidance of doubt, the purpose of the new incentive fee calculation under the Fee Waiver Agreement is to permanently reduce aggregate fees payable to MCC Advisors by the Company, effective as of January 1, 2016. In order to ensure that the Company will pay MCC Advisors lesser aggregate fees on a cumulative basis, as calculated beginning January 1, 2016, we will, at the end of each quarter, also calculate the base management fee and incentive fee on net investment income owed by the Company to MCC Advisors based on the formula in place prior to January 1, 2016. If, at any time beginning January 1, 2016, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2016, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2016, MCC Advisors shall only be entitled to the lesser of those two amounts.

For the three and nine months ended June 30, 2018, the Company incurred base management fees to MCC Advisors of $3.5 million and $11.4 million, respectively. For the three and nine months ended June 30, 2017, the Company incurred base management fees to MCC Advisors of $4.4 million and $13.5 million, respectively.

For the three months ended June 30, 2018, the Company did not waive any management fees under the Fee Waiver Agreement. For the nine months ended June 30, 2018, base management fees, net of the voluntary $0.4 million waiver, was $11.0 million. For the three and nine months ended June 30, 2017, base management fees, net of $10,669 and $47,941 waived under the Fee Waiver Agreement were $4.4 million and $13.4 million, respectively.

The incentive fees shown in the Consolidated Statements of Operations are calculated using the fee structure set forth in investment management agreement, and then adjusted to reflect the terms of the Fee Waiver Agreement. Pursuant to the investment management agreement, pre-incentive fee net investment income is compared to a hurdle rate of 2.0% of the net asset value at the beginning of the period and is calculated as follows:

1)	No incentive fee is recorded during the quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

2)	100% of pre-incentive fee net investment income that exceeds the hurdle rate but is less than 2.5% in the quarter; and

3)	20.0% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.5% of the hurdle rate.

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For purposes of implementing the fee waiver under the Fee Waiver Agreement, we calculate the incentive fee based upon the formula that exists under the investment management agreement, and then apply the terms of waiver set forth in the Fee Waiver Agreement, if applicable.

For the three and nine months ended June 30, 2018, and the three months ended June 30, 2017, the Company did not incur any incentive fees on net investment income because pre-incentive fee net investment income did not exceed the hurdle amount under the formula that exists under the investment management agreement. For the nine months ended June 30, 2017, incentive fees, net of $43,663 waived under the Fee Waiver Agreement were $0.9 million.

As of June 30, 2018 and September 30, 2017, $3.5 million and $4.3 million, respectively, were included in “management and incentive fees payable” in the accompanying Consolidated Statements of Assets and Liabilities.

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by it performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the three and nine months ended June 30, 2018, we incurred $0.9 million and $2.8 million in administrator expenses, respectively. For the three and nine months ended June 30, 2017, we incurred $1.1 million and $3.0 million in administrator expenses, respectively.

As of June 30, 2018 and September 30, 2017, $0.9 million and $0.9 million, respectively, were included in “administrator expenses payable” in the accompanying Consolidated Statements of Assets and Liabilities.

Note 7. Related Party Transactions

Due to Affiliate

Due to affiliate consists of certain general and administrative expenses paid by an affiliate on behalf of the Company.

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the IPO price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

Opportunities for co-investments may arise when MCC Advisors or an affiliated investment adviser becomes aware of investment opportunities that may be appropriate for the Company, other clients, or affiliated funds. On November 25, 2013, the Company obtained an exemptive order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, the Company, MCC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise have been prohibited under Section 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder. On October 4, 2017, the Company, MCC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “New Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. The terms of the New Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the New Exemptive Order is subject to certain conditions, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would to be in our best interest to participate in the transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

Note 8. Commitments

Guarantees

The Company has a guarantee to issue up to $7.0 million in standby letters of credit through a financial intermediary on behalf of a certain portfolio company. Under this arrangement, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio company was to default on its related payment obligations. The guarantee will renew annually until cancellation. As of June 30, 2018 and September 30, 2017, the Company had not issued any standby letters of credit under the commitment on behalf of the portfolio company.

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Unfunded commitments

As of June 30, 2018 and September 30, 2017, we had commitments under loan and financing agreements to fund up to $44.4 million to 17 portfolio companies and $23.7 million to 15 portfolio companies, respectively. These commitments are primarily composed of senior secured term loans and revolvers, and an analysis of their fair value is included in the Consolidated Schedule of Investments. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments as of June 30, 2018 and September 30, 2017 is shown in the table below (dollars in thousands):

	June 30, 2018	September 30, 2017
Impact Sales, LLC - Delayed Draw Term Loan	$9,995	$755
Path Medical, LLC - Delayed Draw Term Loan B	7,125	—
Evergreen Services Group, LLC - Delayed Draw Term Loan	6,213	—
Barry’s Bootcamp Holdings, LLC - Revolver	3,520	4,400
SMART Financial Operations, LLC - Delayed Draw Term Loan	2,700	4,725
Accupac, Inc. - Delayed Draw Term Loan	2,612	2,612
RMS Holding Company, LLC - Revolver	2,327	—
Evergreen Services Group, LLC - Revolver	1,750	—
Barry’s Bootcamp Holdings, LLC - Delayed Draw Term Loan	1,271	1,271
1888 Industrial Services, LLC - Revolver	1,258	1,797
Trans-Fast Remittance LLC - Delayed Draw Term Loan	1,057	1,057
Alpine SG, LLC - Revolver	1,000	—
Black Angus Steakhouses, LLC - Delayed Draw Term Loan	893	893
Black Angus Steakhouses, LLC - Revolver	893	516
SFP Holding, Inc. - Delayed Draw Term Loan	666	1,778
Manna Pro Products, LLC - Delayed Draw Term Loan	429	—
Brook & Whittle Holdings Corp. - Delayed Draw Term Loan	310	—
Central States Dermatology Services, LLC - Delayed Draw Term Loan	200	254
SavATree, LLC - Delayed Draw Term Loan	123	167
Access Media Holdings, LLC - Series AAA Preferred Equity	88	277
Engineered Machinery Holdings, Inc. - Delayed Draw Term Loan	—	159
CP OPCO, LLC - Revolver	—	1,973
Brantley Transportation LLC - Delayed Draw Term Loan	—	788
NVTN LLC - Delayed Draw Term Loan	—	250
Total	$44,430	$23,672

Legal Proceedings

We are a party to certain legal proceedings incidental to the normal course of our business, including where third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Note 9. Fee Income

Fee income consists of origination/closing fee, amendment fee, prepayment penalty, administrative agent fee, and other miscellaneous fees. The following tables summarize the Company’s fee income for the three and nine months ended June 30, 2018 and 2017 (dollars in thousands):

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
Origination fee	$227	$529	$1,844	$2,229
Amendment fee	204	658	383	952
Prepayment fee	200	187	220	575
Administrative agent fee	182	138	488	471
Other fees	—	358	222	606
Fee income	$813	$1,870	$3,157	$4,833

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Note 10. Directors Fees

On December 7, 2016, the board of directors approved an amendment to the compensation model pursuant to which the independent directors earn fees for their service on the board of directors. Prior to the amendment, as compensation for serving on our board of directors, each independent director received an annual fee of $55,000. Independent directors also received $7,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and received $2,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee received an annual fee of $25,000 and each chairperson of any other committee received an annual fee of $10,000, and other members of the Audit Committee and any other standing committees received an annual fee of $12,500 and $6,000, respectively, for their additional services in these capacities.

The compensation model approved by the board of directors on December 7, 2016, which was retroactively effective as of October 1, 2016, amended the prior model by increasing the annual fee received by each independent director from $55,000 to $90,000, but decreasing the per board meeting fee from $7,500 to $3,000. In addition, there will no longer be a different fee for participating in board and/or committee meetings telephonically.

No compensation is paid to directors who are ’‘interested persons’’ of the Company (as such term is defined in the 1940 Act). For the three and nine months ended June 30, 2018, we accrued $0.5 million and $0.9 million for directors’ fees expense, respectively. For the three and nine months ended June 30, 2017, we accrued $0.2 million and $0.5 million for directors’ fees expense, respectively.

Note 11. Earnings Per Share

In accordance with the provisions of ASC Topic 260 - Earnings per Share, basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. The Company does not have any potentially dilutive common shares as of June 30, 2018.

The following information sets forth the computation of the weighted average basic and diluted net increase/(decrease) in net assets per share from operations for the three and nine months ended June 30, 2018 and 2017 (dollars in thousands, except share and per share amounts):

	For the three months ended June 30		For the nine months ended June 30
	2018	2017	2018	2017
Basic and diluted:
Net increase/(decrease) in net assets from operations	$(26,666)	$2,999	$(87,389)	$(2,924)
Weighted average common shares outstanding	54,474,211	54,474,211	54,474,211	54,474,211
Earnings per common share-basic and diluted	$(0.49)	$0.06	$(1.60)	$(0.05)

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Note 12. Financial Highlights

The following is a schedule of financial highlights for the nine months ended June 30, 2018 and 2017:

	For the nine months ended June 30
	2018	2017
Per share data:(1)
Net asset value per share at beginning of period	$8.45	$9.49

Net investment income(2)	0.21	0.51
Net realized gains/(losses) on investments	(1.07)	(1.12)
Net unrealized appreciation/(depreciation) on investments	(0.73)	0.56
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	0.01	0.01
Loss on extinguishment of debt	(0.02)	(0.01)
Net increase/(decrease) in net assets	(1.60)	(0.05)

Distributions from net investment income	(0.42)	(0.60)
Distributions from net realized gains	—	—
Distributions from investor capital	—	—

Net asset value at end of period	$6.43	$8.84
Net assets at end of period	$350,161,597	$481,297,939
Shares outstanding at end of period	54,474,211	54,474,211

Per share market value at end of period	$3.47	$6.39
Total return based on market value(3)	(36.05)%	(9.07)%
Total return based on net asset value(4)	(16.28)%	1.13%
Portfolio turnover rate(5)	23.25%	25.23%

The following is a schedule of ratios and supplemental data for the nine months ended June 30, 2018 and 2017:

	For the nine months ended June 30
	2018	2017
Ratios:
Ratio of net investment income to average net assets after waivers(5)(6)	3.85%	7.51%
Ratio of total expenses to average net assets after waivers(5)(6)	13.27%	12.34%
Ratio of incentive fees to average net assets after waivers(6)	—%	0.17%

Supplemental Data:
Ratio of net operating expenses and credit facility related expenses to average net assets(5)(6)(12)	13.27%	12.17%
Percentage of non-recurring fee income(7)	5.17%	5.89%
Average debt outstanding(8)	$458,779,067	$521,744,180
Average debt outstanding per common share	$8.42	$9.58
Asset coverage ratio per unit(9)	2,222	2,277

Average market value per unit:
Facilities(10)	N/A	N/A
SBA debentures(10)	N/A	N/A
Notes due 2019(11)	N/A	$25.39
Notes due 2021	$25.55	$25.74
Notes due 2023	$25.07	$25.15
Notes due 2024	$275.50	N/A

(1)	Table may not foot due to rounding.
(2)	Net investment income excluding management and incentive fee waivers based on total weighted average common stock outstanding equals $0.21 and $0.51 per share for the nine months ended June 30, 2018 and 2017, respectively.
(3)	Total return is historical and assumes changes in share price, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge for the period.

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(4)	Total return is historical and assumes changes in NAV, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge for the period.
(5)	Ratios are annualized during interim periods.
(6)	For the nine months ended June 30, 2018, excluding management and incentive fee waivers, the ratios of net investment income, total expenses, incentive fees, and operating expenses and credit facility related expenses to average net assets were 3.76%, 13.36%, 0.00%, and 13.36%, respectively. For the nine months ended June 30, 2017, excluding management and incentive fee waivers, the ratios of net investment income, total expenses, incentive fees, and operating expenses and credit facility related expenses to average net assets were 7.49%, 12.37%, 0.18%, and 12.19%, respectively.
(7)	Represents the impact of the non-recurring fees over total investment income.
(8)	Based on daily weighted average carrying value of debt outstanding during the period.
(9)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. Asset coverage ratio per unit does not include unfunded commitments. The inclusion of unfunded commitments in the calculation of the asset coverage ratio per unit would not cause us to be below the required amount of regulatory coverage.
(10)	The Facilities and SBA Debentures are not registered for public trading.
(11)	During the nine months ended June 30, 2017, the 2019 Notes were redeemed in full and ceased trading on February 17, 2017. The average price for the nine months ended June 30, 2017 reflects the period from October 1, 2016 through February 17, 2017.
(12)	Excludes incentive fees.

Note 13. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

F-271

The following table summarizes the Company’s dividend distributions during the nine months ended June 30, 2018 and 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
During the nine months ended June 30, 2018
10/31/2017	11/22/2017	12/22/2017	$0.16
1/30/2018	2/21/2018	3/23/2018	0.16
5/4/2018	6/6/2018	6/21/2018	0.10
			$0.42

Date Declared	Record Date	Payment Date	Amount Per Share
During the nine months ended June 30, 2017
11/3/2016	11/23/2016	12/23/2016	$0.22
1/31/2017	2/22/2017	3/24/2017	0.22
5/5/2017	5/24/2017	6/23/2017	0.16
			$0.60

Note 14. Stock Repurchase Program

The Company had a share repurchase program from February 5, 2015 to December 31, 2017. Under the share repurchase program, the Company repurchased an aggregate of 4,259,073 shares of common stock at an average price of $8.00 per share with a total cost of approximately $34.1 million, and the Company’s net asset value per share was increased by approximately $0.23 as a result of the share repurchases.

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the nine months ended June 30, 2018, except as disclosed below.

On August 2, 2018, the Company’s board of directors declared a quarterly dividend of $0.10 per share, payable on September 20, 2018 to stockholders of record at the close of business on September 5, 2018. The specific tax characteristics of the distribution will be reported to stockholders on Form 1099 after the end of the calendar year.

On August 9, 2018 the Company entered into a definitive agreement to merge with Sierra Income Corporation (“Sierra”). Pursuant to the Agreement and Plan of Merger by and between Sierra and the Company, the Company will merge with and into Sierra, with Sierra as the surviving entity. Company stockholders will receive 0.805 shares of Sierra’s common stock for each share of common stock of the Company they hold.

Simultaneously, pursuant to the Agreement and Plan of Merger by and among Sierra, Medley Management Inc. and Sierra Management Inc., a newly formed Delaware corporation (“Merger Sub”), Medley will merge with and into the Merger Sub, and Medley’s existing asset management business will continue to operate as a wholly owned subsidiary of Sierra. Medley stockholders will receive 0.3836 shares of Sierra’s common stock, $3.44 per share of cash consideration and $0.65 per share in special cash dividends for each share of Medley Class A common stock they hold. Medley LLC unitholders will convert their units into shares of Class A Medley common stock and will receive 0.3836 shares of Sierra’s common stock, $3.44 per share of cash consideration and $0.35 per share in a special cash dividend for each share of Medley Class A common stock they hold.

As a condition to closing, Sierra’s common stock will be listed to trade on the NYSE. The mergers are cross conditioned upon each other and are subject to approval by the shareholders of the Company, Sierra and Medley, regulators, including the SEC, other customary closing conditions and third party consents. Accordingly, we can provide no assurance that the mergers will be completed, that the mergers will not be delayed or that the terms of the mergers will not change.

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Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of Medley Management Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Medley Management Inc. and its subsidiaries (the Company) as of December 31, 2017 and 2016, the related consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 to the financial statements, effective January 1, 2018, the Company elected to change its method of accounting for performance fees earned which represent a capital allocation to the general partner or investment manager. This change has been retrospectively applied in all periods of the accompanying financial statements to reflect the accounting method change.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company's auditor since 2014.

New York, New York

March 29, 2018, except for the last paragraph in the Investments section of Note 2, as to which the date is November 6, 2018

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Medley Management Inc.

Consolidated Balance Sheets

(Amounts in thousands, except share and per share amounts)

	As of December 31,
	2017	2016
Assets
Cash and cash equivalents	$36,327	$49,666
Restricted cash equivalents	—	4,897
Investments, at fair value	56,632	31,904
Management fees receivable	14,714	12,630
Performance fees receivable	2,987	4,961
Other assets	17,262	18,311
Total Assets	$127,922	$122,369

Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Senior unsecured debt	$116,892	$49,793
Loans payable	9,233	52,178
Accounts payable, accrued expenses and other liabilities	25,130	37,255
Total Liabilities	151,255	139,226

Commitments and Contingencies (Note 9)

Redeemable Non-controlling Interests	53,741	30,805

Equity
Class A common stock, $0.01 par value, 3,000,000,000 shares authorized; 6,235,332 and 6,042,050 issued as of December 31, 2017 and 2016, respectively; 5,481,068 and 5,809,130 outstanding as of December 31, 2017 and 2016, respectively	55	58
Class B common stock, $0.01 par value, 1,000,000 shares authorized; 100 shares issued and outstanding	—	—
Additional paid in capital	2,820	3,310
Accumulated other comprehensive (loss) income	(1,301)	33
Accumulated deficit	(9,545)	(5,254)
Total stockholders’ deficit, Medley Management Inc.	(7,971)	(1,853)
Non-controlling interests in consolidated subsidiaries	(1,702)	(1,717)
Non-controlling interests in Medley LLC	(67,401)	(44,092)
Total deficit	(77,074)	(47,662)
Total Liabilities, Redeemable Non-controlling Interests and Equity	$127,922	$122,369

See accompanying notes to consolidated financial statements

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Medley Management Inc.

Consolidated Statements of Operations

(Amounts in thousands, except share and per share amounts)

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Management fees (includes Part I incentive fees of $4,874, $14,209 and $21,487, respectively)	$58,104	$65,496	$75,675
Performance fees	(1,974)	2,443	(3,055)
Other revenues and fees	9,201	8,111	7,436
Investment income (loss):
Carried interest	230	(22)	(12,630)
Other investment loss	(528)	(87)	(833)
Total Revenues	65,033	75,941	66,593

Expenses
Compensation and benefits	27,432	27,800	26,768
Performance fee compensation	(874)	(319)	(8,049)
General, administrative and other expenses	13,045	28,540	16,836
Total Expenses	39,603	56,021	35,555

Other Income (Expense)
Dividend income	4,327	1,304	886
Interest expense	(11,855)	(9,226)	(8,469)
Other income (expense), net	1,363	(983)	(808)
Total Other Expense, Net	(6,165)	(8,905)	(8,391)
Income before income taxes	19,265	11,015	22,647
Provision for income taxes	1,956	1,063	2,015
Net Income	17,309	9,952	20,632
Net income (loss) attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	6,718	2,549	(885)
Net income attributable to non-controlling interests in Medley LLC	9,664	6,406	18,406
Net Income Attributable to Medley Management Inc.	$927	$997	$3,111
Dividends declared per share of Class A common stock	$0.80	$0.80	$0.60

Net Income Per Share of Class A Common Stock:
Basic (Note 11)	$0.07	$0.02	$0.46
Diluted (Note 11)	$0.07	$0.02	$0.46
Weighted average shares outstanding - Basic and Diluted	5,553,026	5,804,042	6,002,422

See accompanying notes to consolidated financial statements

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Medley Management Inc.

Consolidated Statements of Comprehensive Income

(Amounts in thousands)

	For the Year Ended December 31,
	2017	2016	2015
Net Income	$17,309	$9,952	$20,632
Other Comprehensive Income:
Change in fair value of available-for-sale securities (net of income tax benefit of $0.9 million for Medley Management Inc. and $0.3 million for non-controlling interests in Medley LLC for the year ended December 31, 2017, respectively)	(10,305)	194	—
Total Comprehensive Income	7,004	10,146	20,632
Comprehensive income (loss) attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	6,690	2,577	(885)
Comprehensive income attributable to non-controlling interests in Medley LLC	721	6,539	18,406
Comprehensive (Loss) Income Attributable to Medley Management Inc.	$(407)	$1,030	$3,111

See accompanying notes to consolidated financial statements

F-276

Medley Management Inc.

Consolidated Statement of Changes in Equity

(Amounts in thousands, except share and per share amounts)

	Non-								Non-	Non-
	controlling						Accumulated		controlling	controlling
	Interests in	Class A		Class B		Additional	Other	Accumulated	Interests in	Interests in	Total
	Consolidated	Common Stock		Common Stock		Paid in	Comprehensive	Earnings	Consolidated	Medley	Equity
	Funds	Shares	Dollars	Shares	Dollars	Capital	Income (Loss)	(Deficit)	Subsidiaries	LLC	(Deficit)
Balance at December 31, 2014	$625,548	6,000,000	$60	100	$—	$(2,384)	$—	$272	$1,526	$(3,972)	$621,050
Deconsolidation of MOF I LP	(15,321)	—	—	—	—	—	—	—	—	—	(15,321)
Deconsolidation of MOF II LP	(610,227)	—	—	—	—	—	—	—	—	—	(610,227)
Net income	—	—	—	—	—	—	—	3,111	(885)	18,406	20,632
Stock-based compensation	—	—	—	—	—	3,052	—	—	—	—	3,052
Dividends on Class A common stock ($0.20 per share)	—	—	—	—	—	—	—	(4,113)	—	—	(4,113)
Excess tax benefit from dividends paid to RSU holders	—	—	—	—	—	64	—	—	—	21	85
Issuance of Class A common stock related to vesting of restricted stock units, net of shares withheld for employee taxes	—	10,646	—	—	—	—	—	—	—	—	—
Repurchases of Class A common stock	—	(16,705)	—	—	—	(101)	—	—	—	—	(101)
Contributions	—	—	—	—	—	—	—	—	—	—	—
Distributions	—	—	—	—	—	—	—	—	(1,100)	(31,644)	(32,744)
Balance at December 31, 2015	—	5,993,941	60	100	—	631	—	(730)	(459)	(17,189)	(17,687)
Net income	—	—	—	—	—	—	—	997	(16)	6,406	7,387
Change in fair value of available-for-sale securities, net of taxes	—	—	—	—	—	—	33	—	—	133	166
Stock-based compensation	—	—	—	—	—	3,811	—	—	—	—	3,811
Dividends on Class A common stock ($0.20 per share)	—	—	—	—	—	—	—	(5,521)	—	—	(5,521)
Excess tax benefit from dividends paid to RSU holders	—	—	—	—	—	64	—	—	—	20	84
Issuance of Class A common stock related to vesting of restricted stock units, net of shares withheld for employee taxes	—	31,404	—	—	—	—	—	—	—	—	—
Repurchases of Class A common stock	—	(216,215)	(2)	—	—	(1,196)	—	—	—	—	(1,198)
Contributions	—	—	—	—	—	—	—	—	12	—	12
Distributions	—	—	—	—	—	—	—	—	(1,547)	(21,115)	(22,662)
Reclassification of redeemable non-controlling interest	—	—	—	—	—	—	—	—	(41)	(12,155)	(12,196)
Issuance of non-controlling interests, at fair value	—	—	—	—	—	—	—	—	334	(192)	142
Balance at December 31, 2016	—	5,809,130	58	100	—	3,310	33	(5,254)	(1,717)	(44,092)	(47,662)
Cumulative effect of accounting change due to the adoption of ASU 2016-09	—	—	—	—	—	1,039	—	(120)	—	(801)	118
Net income	—	—	—	—	—	—	—	927	16	9,664	10,607
Change in fair value of available-for-sale securities, net of income tax benefit	—	—	—	—	—	—	(1,334)	—	—	(8,943)	(10,277)
Stock-based compensation	—	—	—	—	—	2,770	—	—	—	—	2,770
Dividends on Class A common stock ($0.20 per share)	—	—	—	—	—	—	—	(5,766)	—	—	(5,766)
Reclass of cumulative dividends on forfeited RSUs to compensation and benefits expense	—	—	—	—	—	—	—	668	—	—	668
Issuance of Class A common stock related to vesting of restricted stock units, net of shares withheld for employee taxes	—	193,282	2	—	—	(715)	—	—	—	—	(713)
Repurchases of Class A common stock	—	(521,344)	(5)	—	—	(3,584)	—	—	—	—	(3,589)
Distributions	—	—	—	—	—	—	—	—	(1)	(23,229)	(23,230)
Balance at December 31, 2017	$—	5,481,068	$55	100	$—	$2,820	$(1,301)	$(9,545)	$(1,702)	$(67,401)	$(77,074)

 See accompanying notes to consolidated financial statements

F-277

Medley Management Inc.

Consolidated Statements of Cash Flows

(Amounts in thousands)

	For the Year Ended December 31,
	2017	2016	2015
Cash flows from operating activities
Net income	$17,309	$9,952	$20,632
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	2,770	3,811	3,052
Amortization of debt issuance costs	1,579	1,018	545
Accretion of debt discount	1,126	958	776
Provision for (benefit from) deferred taxes	424	(267)	(904)
Depreciation and amortization	911	913	454
Net change in unrealized depreciation (appreciation) on investments	554	(27)	885
(Income) loss from equity method investments	(274)	93	12,578
Reclassification of cumulative dividends paid on forfeited restricted stock units to compensation and benefits expense	668	—	—
Other non-cash amounts	(13)	169	—
Changes in operating assets and liabilities:
Management fees receivable	(2,084)	3,542	(999)
Performance fees receivable	1,974	(2,443)	3,055
Distributions of income received from equity method investments	629	1,475	—
Other assets	1,674	(1,617)	(4,915)
Accounts payable, accrued expenses and other liabilities	(12,249)	(1,682)	(11,096)
Investments of consolidated fund	(2,005)	—	—
Other assets of consolidated fund	(665)	—	—
Other liabilities of consolidated fund	235	—	—
Net cash provided by operating activities	12,563	15,895	24,063
Cash flows from investing activities
Purchases of fixed assets	(73)	(1,935)	(795)
Capital contributions to equity method investments	(322)	(279)	(1,074)
Distributions received from equity method investment	172	203	496
Purchases of investments	(34,980)	(16,815)	—
Net cash used in investing activities	(35,203)	(18,826)	(1,373)
Cash flows from financing activities
Repayments of loans payable	(44,800)	(50,513)	(1,250)
Proceeds from issuance of senior unsecured debt	69,108	52,588	—
Capital contributions from redeemable non-controlling interests	23,000	17,022	—
Distributions to members and non-controlling interests	(29,968)	(23,656)	(32,744)
Debt issuance costs	(2,868)	(2,916)	—
Dividends paid	(5,766)	(5,521)	(4,113)
Repurchases of Class A common stock	(3,589)	(1,198)	(101)
Payments for taxes related to net share settlement of equity awards	(713)	—
Net cash provided by (used in) financing activities	4,404	(14,194)	(38,208)
Net decrease in cash, cash equivalents and restricted cash equivalents	(18,236)	(17,125)	(15,518)
Cash, cash equivalents and restricted cash equivalents, beginning of year	54,563	71,688	87,206
Cash, cash equivalents and restricted cash equivalents, end of year	$36,327	$54,563	$71,688

See accompanying notes to consolidated financial statements

F-278

Medley Management Inc.

Consolidated Statements of Cash Flows

(Amounts in thousands)

	For the Year Ended December 31,
	2017	2016	2015
Reconciliation of cash, cash equivalents, and restricted cash equivalents reported on the consolidated balance sheets to the total of such amounts reported on the consolidated statements of cash flows
Cash and cash equivalents	$36,327	$49,666	$71,688
Restricted cash equivalents	—	4,897	—
Total cash, cash equivalents and restricted cash equivalents	$36,327	$54,563	$71,688

Supplemental cash flow information
Interest paid	$8,664	$7,992	$6,576
Income taxes paid	933	2,085	4,982
Supplemental disclosure of non-cash investing and financing activities
Investment in MOF I LP attributed to deconsolidation	$—	$—	$1,768
Investment in MOF II LP attributed to deconsolidation	—	—	10,474
Deferred tax asset impact on cumulative effect of accounting change due to the adoption of ASU 2016-09 (Note 2)	118	—	—
Reclassification of redeemable non-controlling interest (Note 14)	—	12,155	—
Fixed assets	—	2,293	—
Issuance of non-controlling interest, at fair value	—	192	—
Change in fair value of available-for-sale securities, net of income tax benefit	10,306	—	—

 See accompanying notes to consolidated financial statements

F-279

Medley Management Inc.

Notes to Consolidated Financial Statements

1. ORGANIZATION AND BASIS OF PRESENTATION

Medley Management Inc. is an alternative asset management firm offering yield solutions to retail and institutional investors. The Company’s national direct origination franchise provides capital to the middle market in the United States of America. Medley Management Inc., through its consolidated subsidiary, Medley LLC, provides investment management services to permanent capital vehicles, long-dated private funds and separately managed accounts and serves as the general partner to the private funds, which are generally organized as pass-through entities. Medley LLC is headquartered in New York City.

The Company’s business is currently comprised of only one reportable segment, the investment management segment, and substantially all of the Company operations are conducted through this segment. The investment management segment provides investment management services to permanent capital vehicles, long-dated private funds and separately managed accounts. The Company conducts its investment management business in the U.S., where substantially all its revenues are generated.

Initial Public Offering of Medley Management Inc.

Medley Management Inc. was incorporated on June 13, 2014 and commenced operations on September 29, 2014 upon the completion of its initial public offering (“IPO”) of its Class A common stock. Medley Management Inc. raised $100.4 million, net of underwriting discount, through the issuance of 6,000,000 shares of Class A common stock at an offering price to the public of $18.00 per share. Medley Management Inc. used the offering proceeds to purchase 6,000,000 newly issued LLC Units (defined below) from Medley LLC. Prior to the IPO, Medley Management Inc. had not engaged in any business or other activities except in connection with its formation and IPO.

In connection with the IPO, Medley Management Inc. issued 100 shares of Class B common stock to Medley Group LLC (“Medley Group”), an entity wholly owned by the pre-IPO members of Medley LLC. For as long as the pre-IPO members and then-current Medley personnel hold at least 10% of the aggregate number of shares of Class A common stock and LLC Units (defined below) (excluding those LLC Units held by Medley Management Inc.) then outstanding, the Class B common stock entitles Medley Group to a number of votes that is equal to 10 times the aggregate number of LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of Class B common stock and entitle each other holder of Class B common stock, without regard to the number of shares of Class B common stock held by such other holder, to a number of votes that is equal to 10 times the number of membership units held by such holder. The Class B common stock does not participate in dividends and does not have any liquidation rights.

 Medley LLC Reorganization

In connection with the IPO, Medley LLC amended and restated its limited liability agreement to modify its capital structure by reclassifying the 23,333,333 interests held by the pre-IPO members into a single new class of units (“LLC Units”). The pre-IPO members also entered into an exchange agreement under which they (or certain permitted transferees thereof) have the right, subject to the terms of an exchange agreement, to exchange their LLC Units for shares of Medley Management Inc.’s Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. In addition, pursuant to the amended and restated limited liability agreement, Medley Management Inc. became the sole managing member of Medley LLC.

The pre-IPO owners were, subject to limited exceptions, prohibited from transferring any LLC Units held by them or any shares of Class A common stock received upon exchange of such LLC Units, until September 29, 2017, which was the third anniversary of the date of the closing of the IPO, without the Company’s consent. Thereafter and prior to the fourth and fifth anniversaries of the closing of the IPO, such holders may not transfer more than 33 1/3% and 66 2/3%, respectively, of the number of LLC Units held by them, together with the number of any shares of Class A common stock received by them upon exchange therefore, without the Company’s consent.

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of Medley Management Inc., Medley LLC and its consolidated subsidiaries (collectively, “Medley” or the “Company”).

F-280

Medley Management Inc.

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

In accordance with Accounting Standards Codification (“ASC”) 810, Consolidation, the Company consolidates those entities where it has a direct and indirect controlling financial interest based on either a variable interest model or voting interest model. As such, the Company consolidates entities that the Company concludes are variable interest entities (“VIEs”), for which the Company is deemed to be the primary beneficiary and entities in which it holds a majority voting interest or has majority ownership and control over the operational, financial and investing decisions of that entity.

In February 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-02, Consolidation (Topic 810) – Amendments to the Consolidation Analysis, which changes the consolidation analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. The Company elected to early adopt this new guidance using the modified retrospective method effective January 1, 2015. As a result of the adoption of ASU 2015-02, the Company determined that it is no longer the primary beneficiary of certain funds it manages. Therefore, the Company deconsolidated certain funds that had been consolidated under previous guidance effective January 1, 2015.

For legal entities evaluated for consolidation, the Company must determine whether the interests that it holds and fees paid to it qualify as a variable interest in an entity. This includes an evaluation of the management fees and performance fees paid to the Company when acting as a decision maker or service provider to the entity being evaluated. If fees received by the Company are customary and commensurate with the level of services provided, and the Company does not hold other economic interests in the entity that would absorb more than an insignificant amount of the expected losses or returns of the entity, the interest that the Company holds would not be considered a variable interest. The Company factors in all economic interests including proportionate interests through related parties, to determine if fees are considered a variable interest.

An entity in which the Company holds a variable interest is a VIE if any one of the following conditions exist: (a) the total equity investment at risk is not sufficient to permit the legal entity to finance its activities without additional subordinated financial support, (b) the holders of equity investment at risk have the right to direct the activities of the entity that most significantly impact the legal entity’s economic performance, (c) the voting rights of some investors are disproportionate to their obligation to absorb losses or rights to receive returns from a legal entity. For limited partnerships and other similar entities, non-controlling investors must have substantive rights to either dissolve the fund or remove the general partner (“kick-out rights”) in order to not qualify as a VIE.

For those entities that qualify as a VIE, the primary beneficiary is generally defined as the party who has a controlling financial interest in the VIE. The Company is generally deemed to have a controlling financial interest if it has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, and the obligation to absorb losses or receive benefits from the VIE that could potentially be significant to the VIE. The Company determines whether it is the primary beneficiary of a VIE at the time it becomes initially involved with the VIE and reconsiders that conclusion continuously. The primary beneficiary evaluation is generally performed qualitatively on the basis of all facts and circumstances. However, quantitative information may also be considered in the analysis, as appropriate. These assessments require judgment. Each entity is assessed for consolidation on a case-by-case basis.

For those entities evaluated under the voting interest model, the Company consolidates the entity if it has a controlling financial interest. The Company has a controlling financial interest in a voting interest entity (“VOE”) if it owns a majority voting interest in the entity.

F-281

Medley Management Inc.

Notes to Consolidated Financial Statements

Consolidated Variable Interest Entities

Medley Management Inc. is the sole managing member of Medley LLC and, as such, it operates and controls all of the business and affairs of Medley LLC and, through Medley LLC, conducts its business. Under ASC 810, Medley LLC meets the definition of a VIE because the equity of Medley LLC is not sufficient to permit activities without additional subordinated financial support. Medley Management Inc. has the obligation to absorb expected losses that could be significant to Medley LLC and holds 100% of the voting power, therefore Medley Management Inc. is considered to be the primary beneficiary of Medley LLC.

As a result, Medley Management Inc. consolidates the financial results of Medley LLC and its subsidiaries and records a non-controlling interest for the economic interest in Medley LLC held by the non-managing members. Medley Management Inc.’s and the non-managing members’ economic interests in Medley LLC are 18.7% and 81.3%, respectively, as of December 31, 2017 and 19.9% and 80.1%, respectively, as of December 31, 2016. Net income attributable to the non-controlling interests in Medley LLC on the consolidated statements of operations represents the portion of earnings attributable to the economic interest in Medley LLC held by its non-managing members. Non-controlling interests in Medley LLC on the consolidated balance sheets represents the portion of net assets of Medley LLC attributable to the non-managing members based on total LLC Units of Medley LLC owned by such non-managing members.

As of December 31, 2017 and 2016, Medley LLC had four majority owned subsidiaries, SIC Advisors LLC, Medley Seed Funding I LLC, Medley Seed Funding II LLC and STRF Advisors LLC, which are consolidated VIEs. Each of these entities were organized as a limited liability company and was legally formed to either manage a designated fund or to strategically invest capital as well as isolate business risk. As of December 31, 2017, total assets and total liabilities, after eliminating entries, of these VIEs reflected in the consolidated balance sheets were $63.3 million and $13.0 million, respectively. As of December 31, 2016, total assets and total liabilities, after eliminating entries, of these VIEs reflected in the consolidated balance sheets were $51.7 million and $22.8 million, respectively. Except to the extent of the assets of these VIEs that are consolidated, the holders of the consolidated VIEs’ liabilities generally do not have recourse to the Company.

Seed Investments

The Company accounts for seed investments through the application of the voting interest model under ASC 810-10-25-1 through 25-14 and consolidates a seed investment when the investment advisor holds a controlling interest, which is, in general, 50% or more of the equity in such investment. For seed investments in which the Company does not hold a controlling interest, the Company accounts for such seed investment under the equity method of accounting, at its ownership percentage of such seed investment’s net asset value.

The Company seed funded $2.1 million to Sierra Total Return Fund (“STRF”), which commenced investment operations in June 2017. As of December 31, 2017, the Company owned 100% of the equity of STRF and, as such, consolidated STRF in its consolidated financial statements.

The condensed balance sheet of STRF as of December 31, 2017 is presented in the table below (in thousands).

As of December 31, 2017
Assets
Cash and cash equivalents	$164
Investments, at fair value	2,005
Other assets	1,698
Total assets	$3,867
Liabilities and Equity
Accrued expenses and other liabilities	$1,744
Equity	2,123
Total liabilities and equity	$3,867

F-282

Medley Management Inc.

Notes to Consolidated Financial Statements

The Company’s consolidated balance sheet reflects the elimination of $1.0 million of other assets, $1.5 million of accrued expenses and other liabilities and $2.1 million of equity as a result of the consolidation of STRF. During the year ended December 31, 2017, the fund did not generate any significant income or losses from operations.

Non-Consolidated Variable Interest Entities

The Company holds interests in certain VIEs that are not consolidated because the Company is not deemed the primary beneficiary. The Company’s interest in these entities is in the form of insignificant equity interests and fee arrangements. The maximum exposure to loss represents the potential loss of assets by the Company relating to these non-consolidated entities.

As of December 31, 2017, the Company recorded investments, at fair value, attributed to these non-consolidated VIEs of $4.8 million, receivables of $2.4 million included as a component of other assets and a clawback obligation of $7.2 million included as a component of accounts payable, accrued expenses and other liabilities on the Company’s consolidated balance sheets. The clawback obligation assumes a hypothetical liquidation of a fund’s investments, at their then current fair values and a portion of tax distributions relating to performance fees which would need to be returned. As of December 31, 2016, the Company recorded investments, at fair value, attributed to non-consolidated VIEs of $5.1 million, receivables of $1.9 million included as a component of other assets and a clawback obligation of $7.1 million included as a component of accounts payable, accrued expenses and other liabilities on the Company’s consolidated balance sheets. As of December 31, 2017, the Company’s maximum exposure to losses from these entities is $7.2 million.

Concentration of Credit and Market Risk

In the normal course of business, the Company’s underlying funds encounter significant credit and market risk. Credit risk is the risk of default on investments in debt securities, loans and derivatives that result from a borrower’s or derivative counterparty’s inability or unwillingness to make required or expected payments. Credit risk is increased in situations where the Company’s underlying funds are investing in distressed assets or unsecured or subordinate loans or in securities that are a material part of its respective business. Market risk reflects changes in the value of investments due to changes in interest rates, credit spreads or other market factors. The Company’s underlying funds may make investments outside of the United States. These non-U.S. investments are subject to the same risks associated with U.S. investments, as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, difficulties in managing the investments, potentially adverse tax consequences, and the burden of complying with a wide variety of foreign laws.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Management’s estimates are based on historical experience and other factors, including expectations of future events that management believes to be reasonable under the circumstances. These assumptions and estimates also require management to exercise judgment in the process of applying the Company’s accounting policies. Significant estimates and assumptions by management affect the carrying value of investments, performance compensation payable and certain accrued liabilities. Actual results could differ from these estimates, and such differences could be material.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has not experienced any prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

F-283

Medley Management Inc.

Notes to Consolidated Financial Statements

Non-Controlling Interests in Consolidated Subsidiaries

Non-controlling interests in consolidated subsidiaries represent the component of equity in such consolidated entities held by third-parties. These interests are adjusted for contributions to and distributions from Medley entities and are allocated income from Medley entities based on their ownership percentages.

Redeemable Non-Controlling Interests

Redeemable non-controlling interests represents interests of certain third parties that are not mandatorily redeemable but redeemable for cash or other assets at a fixed or determinable price or a fixed or determinable date, at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. These interests are classified in the mezzanine section of the Company’s consolidated balance sheets.

Cash and Cash Equivalents

Cash and cash equivalents include liquid investments in money market funds and demand deposits. The Company had cash balances with financial institutions in excess of Federal Deposit Insurance Corporation insured limits during the years ended December 31, 2017 and 2016. The Company monitors the credit standing of these financial institutions and has not experienced, and has no expectations of experiencing any losses with respect to such balances.

Restricted Cash Equivalents

Restricted cash equivalents consist of cash held at one of the Company’s subsidiaries which was contributed by the Company and third-party investors, and could only be used to purchase investments in new and existing Medley managed funds.

Investments

Investments include equity method investments that are not consolidated but over which the Company exerts significant influence. The Company measures the carrying value of its public non-traded equity method investment at Net Asset Value (“NAV”) per share. The Company measures the carrying value of its privately-held equity method investments by recording its share of the underlying income or loss of these entities.

Unrealized appreciation (depreciation) resulting from changes in fair value of the equity method investments is reflected as a component of other income (expense), net in the consolidated statements of operations. The Company evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investments may not be recoverable.

The carrying amounts of equity method investments are reflected in investments in the consolidated balance sheets. As the underlying entities that the Company manages and invests in are, for U.S. GAAP purposes, primarily investment companies which reflect their investments at estimated fair value, the carrying value of the Company’s equity method investments in such entities approximates fair value. The Company evaluates its equity-method investments for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investments may not be recoverable.

For presentation in its consolidated statements of cash flows, the Company treats distributions received from certain equity method investments using the cumulative earnings approach. Under the cumulative earnings approach, an investor would compare the distributions received to its cumulative equity-method earnings since inception. Any distributions received up to the amount of cumulative equity earnings would be considered a return on investment and classified in operating activities. Any excess distributions would be considered a return of investment and classified in investing activities.

Investments also include available-for-sale securities which consist of an investment in publicly traded common stock. The Company measures the carrying value of its publicly traded investment in available-for-sale securities at the quoted market price on the primary market or exchange on which they trade. Unrealized appreciation (depreciation) resulting from changes in fair value of available-for-sale securities is recorded in accumulated other comprehensive income, redeemable non-controlling interests and non-controlling interests in Medley LLC. Realized gains (losses) and declines in value determined to be other than temporary, if any, are reported in other income (expenses), net. The Company evaluates its investment in available-for-sale securities for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investment may not be recoverable.

F-284

Medley Management Inc.

Notes to Consolidated Financial Statements

In connection with the adoption of the new revenue recognition guidance, ASC 606, Revenue from Contracts with Customers, on January 1, 2018, the Company reassessed its accounting policy for performance fees earned during the period which represent a capital allocation to the general partner or investment manager. As a result of this reassessment the Company has determined that it should account for such performance fees within the scope of ASC 323, Investments - Equity Method and Joint Ventures. Accordingly, these performance fees are now classified as carried interest within investment income on the Company’s consolidated statements of operations and balances due for such fees are included as a part of equity method investments within Investments, at fair value on the Company’s consolidated balance sheets. The Company has applied this change in accounting principle on a full retrospective basis.

Fixed Assets

Fixed assets consist primarily of furniture, fixtures, computer equipment, and leasehold improvements and are recorded at cost, less accumulated depreciation and amortization.

The Company calculates depreciation expense for furniture, fixtures, and computer equipment using the straight-line method over the estimated useful life used for the respective assets, which generally ranges from three to seven years. Amortization of leasehold improvements is provided on a straightline basis over the shorter of the remaining term of the underlying lease or estimated useful life of the improvement. Useful lives of leasehold improvements range from three to eight years. Expenditures for major additions and improvements are capitalized, while minor replacements, maintenance and repairs are charged to expense as incurred. When property is retired or otherwise disposed of, the cost and accumulated depreciation are removed from accounts and any resulting gain or loss is reflected in Other income (expense), net in the consolidated statements of operations.

Debt Issuance Costs

Debt issuance costs represent direct costs incurred in obtaining financing and are amortized over the term of the underlying debt using the effective interest method. Debt issuance costs associated with the Company’s revolving credit facility are presented as a deferred charge and are included as a component of other assets on the Company’s consolidated balance sheets. Debt issuance costs associated with the Company’s senior unsecured debt are presented as a direct reduction in the carrying value of such debt, consistent with the presentation of debt discount. Amortization of debt issuance costs is included as a component of interest expense in the Company’s consolidated statement of operations.

Revenues

Management Fees

Medley provides investment management services to both public and private investment vehicles. Management fees include base management fees, other management fees, and Part I incentive fees, as described below.

Base management fees are calculated based on either (i) the average or ending gross assets balance for the relevant period, (ii) limited partners’ capital commitments to the funds, (iii) invested capital, (iv) NAV or (v) lower of cost or market value of a fund’s portfolio investments. Depending upon the contracted terms of the investment management agreement, management fees are paid either quarterly in advance or quarterly in arrears, and are recognized as earned over the period the services are provided.

Certain management agreements provide for Medley to receive other management fee revenue derived from up front origination fees paid by the funds’ and/or separately managed accounts’ underlying portfolio companies. These fees are recognized when Medley becomes entitled to such fees.

Certain management agreements also provide for Medley to receive Part I incentive fee revenue derived from net investment income (excluding gains and losses) above a hurdle rate. As it relates to Medley Capital Corporation (“MCC”), these fees are subject to netting against realized and unrealized losses. Part I incentive fees are paid quarterly and are recognized as earned in the period the services are provided.

F-285

Medley Management Inc.

Notes to Consolidated Financial Statements

Performance Fees

Performance fees consist principally of the allocation of profits from certain funds and separately managed accounts, to which Medley provides management services. Medley is generally entitled to an allocation of income as a performance fee after returning the invested capital plus a specified preferred return as set forth in each respective agreement. Medley recognizes revenues attributable to performance fees based upon the amount that would be due pursuant to the respective agreement at each period end as if the funds were terminated as of that date (Method 2 of ASC 605, Revenue Recognition, revenue based on a formula). Accordingly, the amount recognized in the Company’s consolidated financial statements reflects Medley’s share of the gains and losses of the associated funds’ underlying investments measured at their current fair values. Performance fee revenue may include reversals of previously recognized performance fees due to a decrease in the investment performance of a particular fund that results in a decrease of cumulative performance fees earned to date. Since fund return hurdles are cumulative, previously recognized performance fees also may be reversed in a period of appreciation that is lower than the particular fund’s hurdle rate. During the year ended December 31, 2017, the Company recorded reversals of $2.6 million of previously recognized performance fees. During the year ended December 31, 2016, the Company did not reverse previously recognized performance fees. During the year ended December 31, 2015, the Company reversed $24.0 million of previously recognized performance fees. As of December 31, 2017, the Company recognized cumulative performance fees of $5.3 million.

Performance fees received in prior periods may be required to be returned by Medley in future periods if the funds’ investment performance declines below certain levels. Each fund is considered separately in this regard and, for a given fund, performance fees can never be negative over the life of a fund. If upon a hypothetical liquidation of a fund’s investments, at their then current fair values, previously recognized and distributed performance fees would be required to be returned, a liability is established for the potential clawback obligation. As of December 31, 2017, the Company had not received any performance fee distributions, except for tax distributions related to the Company’s allocation of net income, which included an allocation of performance fees. Pursuant to the organizational documents of each respective fund, a portion of these tax distributions may be subject to clawback. As of December 31, 2017, the Company had accrued $7.2 million for clawback obligations that would need to be paid if the funds were liquidated at fair value as of the end of the reporting period. The Company’s actual obligation, however, would not become payable or realized until the end of a fund’s life.

Other Revenues and Fees

Medley provides administrative services to certain affiliated funds and is reimbursed for direct and allocated expenses incurred in providing such administrative services, as set forth in the respective underlying agreements. These fees are recognized as revenue in the period administrative services are rendered. Medley also acts as the administrative agent on certain deals for which Medley may earn loan administration fees and transaction fees. These fees are recognized as revenue over the period to which the fees directly relate.

Performance Fee Compensation

Medley has issued profit interests in certain subsidiaries to select employees. These profit-sharing arrangements are accounted for under ASC 710, Compensation — General, which requires compensation expense to be measured at fair value at the grant date and expensed over the vesting period, which is usually the period over which the service is provided. The fair value of the profit interests are re-measured at each balance sheet date and adjusted for changes in estimates of cash flows and vesting percentages. The impact of such changes is recorded in the consolidated statements of operations as an increase or decrease to performance fee compensation.

Stock-based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718, Compensation – Stock Compensation. Stock-based compensation cost is measured as of the grant date based on the fair value of the award and is recognized as expense over the requisite service period.

Prior to January 1, 2017, the fair value of the awards were amortized on a straight line basis over the requisite service period as stock based compensation expense and was reduced for the impact of estimated forfeitures. The Company estimated forfeitures based on its historical experience and revised its estimate if actual forfeitures differed from its initial estimates. Effective January 1, 2017, the Company adopted a change in accounting policy as a result of the adoption of ASU 2016-09 to account for forfeitures as they occur. As such, stock based compensation expense relating to equity based awards are measured at fair value as of the grant date, reduced for actual forfeitures in the period they occur, and expensed over the requisite service period on a straight-line basis as a component of compensation and benefits on the Company’s consolidated statements of operations.

F-286

Medley Management Inc.

Notes to Consolidated Financial Statements

Income Taxes

The Company accounts for income taxes using the asset and liability approach, which requires the recognition of tax benefits or expenses for temporary differences between the financial reporting and tax basis of assets and liabilities. A valuation allowance is established when necessary to reduce deferred tax assets to the amounts expected to be realized. The Company also recognizes a tax benefit from uncertain tax positions only if it is “more likely than not” that the position is sustainable based on its technical merits. The Company’s policy is to recognize interest and penalties on uncertain tax positions and other tax matters as a component of provision for income taxes. For interim periods, the Company accounts for income taxes based on its estimate of the effective tax rate for the year. Discrete items and changes in its estimate of the annual effective tax rate are recorded in the period they occur.

Medley Management Inc. is subject to U.S. federal, state and local corporate income taxes on its allocable portion of the income of Medley LLC at prevailing corporate tax rates. Medley LLC and its subsidiaries are not subject to federal, state and local corporate income taxes since all income, gains and losses are passed through to its members. However, a portion of taxable income from Medley LLC and its subsidiaries are subject to New York City’s unincorporated business tax, which is included in the Company’s provision for income taxes.

The Company analyzes its tax filing positions in all of the U.S. federal, state and local tax jurisdictions where it is required to file income tax returns, as well as for all open tax years in these jurisdictions. If, based on this analysis, the Company determines that uncertainties in tax positions exist, a liability is established.

Class A Earnings per Share

The Company computes and presents earnings per share using the two-class method. Under the two-class method, the Company allocates earnings between common stock and participating securities. The two-class method includes an earnings allocation formula that determines earnings per share for each class of common stock according to dividends declared and undistributed earnings for the period. For purposes of calculating earnings per share, the Company reduces its reported net earnings by the amount allocated to participating securities to arrive at the earnings allocated to Class A common stockholders. Earnings are then divided by the weighted average number of Class A common stock outstanding to arrive at basic earnings per share. Diluted earnings per share reflects the potential dilution beyond shares for basic earnings per share that could occur if securities or other contracts to issue common stock were exercised, converted into common stock, or resulted in the issuance of common stock that would have shared in our earnings. Participating securities consist of the Company’s unvested restricted stock units that contain non-forfeitable rights to dividend equivalent payments, whether paid or unpaid, in the number of shares outstanding in its basic and diluted calculations.

Leases

Certain lease agreements contain escalating payments and rent holiday periods. The related rent expense is recorded on a straight-line basis over the length of the lease term. The difference between rent expense and rent paid is recorded as deferred rent. Leasehold improvements made by the lessee and funded by landlord allowances or other incentives are also recorded as deferred rent and are amortized as a reduction in rent expense over the term of the lease. Deferred rent is included as a component of accounts payable, accrued expenses and other liabilities on the consolidated balance sheets.

Recently Issued Accounting Pronouncements Adopted as of January 1, 2017

In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, which simplifies and improves several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities and classification on the statement of cash flows. The Company adopted ASU 2016-09 effective January 1, 2017.

F-287

Medley Management Inc.

Notes to Consolidated Financial Statements

Under the new guidance, all excess tax benefits and tax deficiencies related to employee stock compensation are recognized within provision for income taxes. Under prior guidance, excess tax benefits were recognized in additional paid-in capital and tax deficiencies were recognized in the provision for income taxes only to the extent they exceeded the pool of excess tax benefits. In addition, under the new guidance, excess tax benefits are classified as cash flows from operating activities, and cash withheld by the Company for employees’ withholding taxes are classified as cash flows from financing activities on its consolidated statements of cash flows. In connection with the adoption of ASU 2016-09, the Company elected to account for forfeitures as they occur, instead of utilizing an estimated forfeiture rate assumption. The change in accounting for forfeitures was applied on a modified retrospective basis by means of a cumulative-effect adjustment to equity. As of January 1, 2017, retained earnings and non-controlling interests in Medley LLC decreased by $0.1 million and $0.8 million, respectively, additional paid in capital increased by $1.0 million and a deferred tax asset was recorded in the amount of $0.1 million to reflect the change in accounting principle.

Recently Issued Accounting Pronouncements Not Yet Adopted

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), and since then, has issued several amendments intended to provide interpretive clarifications and to reduce the cost and complexity of applying the new revenue recognition standard, both at transition and on an ongoing basis. The core principle of this guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. To achieve this, entities will apply a five step approach: (1) identify the contract(s) with a customer, (2) identify the performance obligations within the contract, (3) determine the transaction price, (4) allocate the transaction price to the separate performance obligations and (5) recognize revenue when, or as, each performance obligation is satisfied. The guidance also requires advanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers.

This guidance became effective for the Company beginning on January 1, 2018 and entities had the option of adopting this guidance using either a full retrospective or a modified retrospective approach. The Company has adopted this guidance as of January 1, 2018 using the modified retrospective method. Under this method, the Company recognized the cumulative-effect of adoption of this guidance as an adjustment to equity as of January 1, 2018, as further described below, but did not restate prior periods presented in its consolidated financial statements.

Additionally, as of the date of adoption, the Company will no longer be deferring reimbursable organizational, offering and other pre-launch costs associated with a fund’s formation. Effective January 1, 2018, the Company will be expense such costs as incurred until the respective fund commences operations and receives third party committed capital. Reimbursements for these costs will be recognized as a component of other revenues in the Company’s consolidated statements of operations when received.

As a result of the adoption of this new guidance, the Company recorded a cumulative effect decrease to equity of $3.7 million, as of January 1, 2018, which relates to (1) certain performance fee revenue that would not have met the “probable that significant reversal will not occur” criteria of $3.0 million and (2) the reversal of reimbursable fund formation costs which were deferred on the Company’s consolidated balance sheet of $0.7 million. Also, certain reimbursable costs incurred on behalf of the Company’s funds that were previously presented net in the Company’s consolidated statements of operations are now presented on a gross basis beginning January 1, 2018. There were no changes from the way the Company previously recognized management fees, administrative fees and loan administration fees as the result of its adoption of ASU 2014-09 or its change in accounting policy for performance fees earned which represent a capital allocation to the general partner or investment manager.

F-288

Medley Management Inc.

Notes to Consolidated Financial Statements

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities, which requires that all equity investments (except those accounted for under the equity method of accounting) be measured at fair value with changes in fair value recognized in net income. This guidance eliminates the available-for-sale classification for equity securities with readily determinable fair values. However, companies may elect to measure equity investments that do not have readily determinable fair values at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. This new guidance became effective for the Company on January 1, 2018. Under this new guidance, changes in the fair value of available-for-sale securities will no longer be classified in the Company’s consolidated statements of comprehensive income but rather as a component of other income (expense), net in its consolidated statements of operations. As a result of the adoption of this ASU, on January 1, 2018, the Company reclassed $1.3 million of cumulative unrealized losses, net of income tax benefit, from accumulated other comprehensive (loss) income to accumulated deficit on the Company’s consolidated balance sheet. The adoption of this ASU may have a significant impact to the consolidated statements of operations going forward as any changes to the fair value of our available-for-sale securities will now be reflected within other income in the Company’s consolidated statements of operations.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This guidance requires an entity to recognize assets and liabilities arising from a lease for both financing and operating leases, along with additional qualitative and quantitative disclosures. This new guidance will become effective for the Company on January 1, 2019, with early adoption permitted. The Company is currently evaluating the impact of adopting this standard on its consolidated financial statements. However, the adoption of this guidance is expected to result in a significant increase in total assets and total liabilities, but is not expected to have a significant impact on the consolidated statements of operations.

In May 2017, the FASB issued ASU 2017-09, Scope of Modification Accounting. This guidance clarifies when changes to share-based payment awards must be accounted for as modifications. The guidance requires an entity to apply modification accounting guidance if the value, vesting conditions or classification of the award changes but will provide relief to entities that make non-substantive changes to their share-based payment awards. This new guidance became effective for the Company on January 1, 2018. The Company has evaluated the impact of adopting this standard on its consolidated financial statements, and it did not have a significant impact on the Company’s consolidated financial statements.

In February 2018, the FASB issued ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. This guidance permits entities to reclassify tax effects stranded in accumulated other comprehensive income (OCI) as a result of tax reform to retained earnings. The final guidance gives entities the option to reclassify these amounts, but requires new disclosures, regardless of whether they elect to do so. An entity can apply this new guidance either (1) in the period of adoption or (2) retrospectively to each period in which the income tax effects of the Tax Cuts and Jobs Act related to items in accumulated OCI are recognized. The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption in any period is permitted. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

The Company does not believe any other recently issued, but not yet effective, revisions to authoritative guidance will have a material effect on its consolidated balance sheets, results of operations or cash flows.

F-289

Medley Management Inc.

Notes to Consolidated Financial Statements

3. INVESTMENTS

Investments consist of the following:

	As of December 31,
	2017	2016
	(Amounts in thousands)
Equity method investments, at fair value	$14,136	$14,895
Investment in available-for-sale securities	40,491	17,009
Investments of consolidated fund	2,005	—
Total investments, at fair value	$56,632	$31,904

Equity Method Investments

Medley measures the carrying value of its public non-traded equity method investment at NAV per share. Unrealized appreciation (depreciation) resulting from changes in NAV per share is reflected as a component of other income (expense) in the consolidated statements of operations. The carrying value of the Company’s privately-held equity method investments is determined based on the amounts invested by the Company plus the equity in earnings or losses of the investee allocated based on the respective underlying agreements, less distributions received.

The Company evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investments may not be recoverable. There were no impairment losses recorded during the year ended December 31, 2017. During the year ended December 31, 2016, the Company recorded a $0.5 million loss on its investment in CK Pearl Fund which is included as a component of investment income (loss) on the consolidated statement of operations. There were no impairment losses recorded during the year ended December 31, 2015.

As of December 31, 2017 and 2016, the Company’s carrying value of its equity method investments was $14.1 million and $14.9 million, respectively. The Company’s equity method investment in shares of Sierra Income Corporation (“SIC”), a related party, were $8.5 million and $9.0 million as of December 31, 2017 and 2016, respectively. The remaining balance as of December 31, 2017 and 2016 relates primarily to the Company’s investments in Medley Opportunity Fund II, LP (“MOF II”), Medley Opportunity Fund III LP (“MOF III”) and CK Pearl Fund, LP.

The entities in which the Company’s investments are accounted for under the equity method, other than CK Pearl Fund, L.P., are considered to be related parties.

Investments in available-for-sale securities

The Company’s investment in shares of Medley Capital Corporation (“MCC”) is classified as available-for-sale securities. As of December 31, 2017 and 2016, the Company’s carrying value of its investment in shares of MCC, a related party, was $40.5 million and $17.0 million, respectively, and consisted of 7,756,938 and 2,264,892 shares, respectively. The Company measures the carrying value of its investment in MCC at fair value based on the quoted market price on the exchange on which its shares trade. As of December 31, 2017, cumulative unrealized losses in non-controlling interests in Medley LLC and accumulated other comprehensive income (loss), net of income tax benefit on the Company’s consolidated balance sheets was $8.8 million, and $1.3 million respectively. As of December 31, 2017, there were no cumulative unrealized gains or losses included in the balance of redeemable non-controlling interests.

Investments of consolidated fund

Medley measures the carrying value of its investments held by its consolidated fund at fair value. As of December 31, 2017, investments of consolidated fund consisted of $0.4 million of equity investments and $1.6 million of investments in senior secured loans. The change in Investments of consolidated fund per the Company’s consolidated statements of cash flows represents approximately $2.5 million in purchases offset by approximately $0.5 million of sales. See Note 4 “Fair Value Measurements” for more information.

F-290

Medley Management Inc.

Notes to Consolidated Financial Statements

4. FAIR VALUE MEASUREMENTS

The Company follows the guidance set forth in ASC 820 for measuring the fair value of investments in available-for-sale securities. Fair value is the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs to the valuation of the investment as of the measurement date. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

●	Level I – Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

●	Level II – Valuations based on inputs other than quoted prices in active markets included in Level I, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non- active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

●	Level III – Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets and liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level III information, assuming no additional corroborating evidence.

The following tables summarize the fair value hierarchy of the Company’s financial assets measured at fair value (in thousands):

	As of December 31, 2017
	Level I	Level II	Level III	Total
Assets
Investments of consolidated fund	$435	$—	$1,570	$2,005
Investment in available-for-sale securities	40,491	—	—	40,491
Total Assets	$40,926	$—	$1,570	$42,496

	As of December 31, 2016
	Level I	Level II	Level III	Total
Assets
Investment in available-for-sale securities	$17,009	$—	$—	$17,009
Total Assets	$17,009	$—	$—	$17,009

F-291

Medley Management Inc.

Notes to Consolidated Financial Statements

The Company’s investment in available-for-sale securities consist of shares of MCC. Included in investments of consolidated fund as of December 31, 2017 are Level I assets of $0.4 million in equity investments and Level III assets of $1.6 million, which consists of senior secured loans and preferred equity investments. The significant unobservable inputs used in the fair value measurement of Level III assets of the consolidated fund’s investments in senior secured loans include market yields. Significant increases or decreases in market yields in isolation would result in a significantly higher or lower fair value measurement. There were no significant unrealized gains or losses related to the investments of consolidated fund for the year ended December 31, 2017.

The following is a summary of changes in fair value of the Company’s financial assets that have been categorized within Level III of the fair value hierarchy at December 31, 2017 (in thousands):

	Level III Financial Assets as of December 31, 2017
	Balance at December 31, 2016	Purchases	Transfers In or (Out) of Level III	Sale of Level III Assets	Balance at December 31, 2017
Investments of consolidated fund	$—	$1,894	$—	$(324)	$1,570

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting all levels of the fair value hierarchy are reported as transfers in or out of Level I, II or III category as of the beginning of the quarter during which the reclassifications occur. There were no transfers between levels in the fair value hierarchy during the year ended December 31, 2017.

There were no financial instruments classified as Level II or Level III as of December 31, 2016 and there were no transfers between levels in the fair value hierarchy during the year ended December 31, 2016.

When determining the fair value of publicly traded equity securities, the Company uses the quoted closing market price as of the valuation date on the primary market or exchange on which they trade. Our equity method investments for which fair value is measured at NAV per share, or its equivalent, using the practical expedient, are not categorized in the fair value hierarchy.

The Company’s Investments of consolidated fund are accounted for under a manner consistent with trading securities as STRF is considered an investment company under ASC 946 for standalone reporting purposes, and its investments are therefore also treated in a manner consistent with trading securities.

5. OTHER ASSETS

Other assets consist of the following:

	As of December 31,
	2017	2016
	(Amounts in thousands)
Fixed assets, net of accumulated depreciation and amortization of $2,370 and $1,816, respectively	$4,160	$4,998
Security deposits	1,975	1,975
Administrative fees receivable (Note 10)	1,903	2,068
Deferred tax assets (Note 12)	2,777	2,001
Due from affiliates (Note 10)	2,979	2,133
Prepaid expenses and taxes	1,353	3,078
Other assets, excluding assets of consolidated fund	1,450	2,058
Other assets of consolidated fund	665	—
Total other assets	$17,262	$18,311

F-292

Medley Management Inc.

Notes to Consolidated Financial Statements

6. LOANS PAYABLE

Loans payable consist of the following:

	As of December 31,
	2017	2016
	(Amounts in thousands)
Term loans under the Credit Suisse Term Loan Facility, net of unamortized discount and debt issuance costs of $1,207 at December 31, 2016	$—	$43,593
Non-recourse promissory notes, net of unamortized discount of $767 and $1,415, respectively	9,233	8,585
Total loans payable	$9,233	$52,178

CNB Credit Agreement

On August 19, 2014, the Company entered into a $15.0 million senior secured revolving credit facility with City National Bank, which was amended in August 2015, May 2016 and September 2017 (as amended, the “Revolving Credit Facility”). Pursuant to the terms of the amendment in September 2017 (“the Amendment”), the maturity date was extended to March 31, 2020. The Amendment also provides for an incremental facility in an amount up to $10.0 million upon the fulfillment of certain customary conditions, as well as other changes. The Company intends to use any proceeds from borrowings under the Revolving Credit Facility for general corporate purposes, including funding of its working capital needs. Borrowings under the Revolving Credit Facility bear interest, at the option of the Company, either (i) at an Alternate Base Rate, as defined, plus an applicable margin not to exceed 0.25% or (ii) at an Adjusted LIBOR plus an applicable margin not to exceed 2.5%. As of and during the year ended December 31, 2017, there were no amounts drawn under the Revolving Credit Facility. The capitalized terms below are defined in the Revolving Credit Facility, where applicable.

The Revolving Credit Facility also contains financial covenants that require the Company to maintain a Maximum Net Leverage Ratio, as defined, of not greater than 5.0 to 1.0, a Total Leverage Ratio, as defined, of not greater than 7.0 to 1.0 and Core EBITDA, as defined, of not less than $15.0 million. These ratios are calculated on a trailing twelve months basis and are calculated using the Company’s financial results and include adjustments made to calculate Core EBITDA. Non-compliance with any of the financial or non-financial covenants without cure or waiver would constitute an event of default. The Revolving Credit Facility also contains customary negative covenants and other customary events of default, including defaults based on events of bankruptcy and insolvency, dissolution, nonpayment of principal, interest or fees when due, breach of specified covenants, change in control and material inaccuracy of representations and warranties. There were no events of default under the Revolving Credit Facility as of December 31, 2017.

Credit Suisse Term Loan Facility

On August 14, 2014, the Company entered into a $110.0 million senior secured term loan credit facility (as amended, “Term Loan Facility”) with Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent thereunder, Credit Suisse Securities (USA) LLC, as bookrunner and lead arranger, and the lenders from time-to-time party thereto, which had an original maturity date of June 15, 2019. In February 2017, borrowings under this facility were paid off using the proceeds from the issuance of senior unsecured debt and the Term Loan Facility was terminated.

Interest expense under the Term Loan Facility, including accretion of the note discount and amortization of debt issuance costs, as well as the deferred issuance costs associated with the Revolving Credit facility, for the year ending December 31, 2017, 2016 and 2015 was $1.6 million, $6.7 million, and $7.0 million, respectively.

F-293

Medley Management Inc.

Notes to Consolidated Financial Statements

Non-Recourse Promissory Notes

In April 2012, the Company borrowed $10.0 million under two non-recourse promissory notes. Proceeds from the borrowings were used to purchase 1,108,033 shares of common stock of SIC, which were pledged as collateral for the obligations. Interest on the notes is paid monthly and is equal to the dividends received by the Company related to the pledged shares. The Company may prepay the notes in whole or in part at any time without penalty and the lenders may call the notes if certain conditions are met. The notes are scheduled to mature in March 2019. The proceeds from the notes were recorded net of issuance costs of $3.8 million and are being accreted, using the effective interest method, over the term of the non-recourse promissory notes. Total interest expense under these notes, including accretion of the notes discount, was $1.4 million for each of the years ended December 31, 2017, 2016 and 2015. The fair value of the outstanding balance of the notes was $10.1 million and $10.2 million as of December 31, 2017 and 2016, respectively.

Contractual Maturities of Loans Payable

As of December 31, 2017, $10.0 million of future principal payments will be due, relating to loans payable, during the year ended December 31, 2019.

7. SENIOR UNSECURED DEBT

The carrying value of the Company’s senior unsecured debt consist of the following:

	As of December 31,
	2017	2016
	(Amounts in thousands)
2026 Notes, net of unamortized discount and debt issuance costs of $3,266 and $3,802, respectively	$50,329	$49,793
2024 Notes, net of unamortized premium and debt issuance costs of $2,437 at December 31, 2017	66,563	—
Total senior unsecured debt	$116,892	$49,793

2026 Notes

On August 9, 2016 and October 18, 2016, the Company issued debt consisting of $53.6 million in aggregate principal amount of senior unsecured notes due 2026 at a stated coupon rate of 6.875% (the “2026 Notes”). The net proceeds from these offerings were used to pay down a portion of the Company’s outstanding indebtedness under its Term Loan Facility. Interest is payable quarterly and interest payments commenced on November 15, 2016. The 2026 Notes are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, on or after August 15, 2019 at a redemption price per security equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments. The 2026 notes were recorded net of discount and direct issuance costs of $3.8 million which are being amortized over the term of the notes using the effective interest rate method. The 2026 Notes are listed on the New York Stock Exchange and trades thereon under the trading symbol “MDLX.” The fair value of the 2026 Notes based on their underlying quoted market price was $53.1 million as of December 31, 2017.

Interest expense on the 2026 Notes, including accretion of note discount and amortization of debt issuance costs, was $4.0 million and $1.2 million for the years ended December 31, 2017 and 2016, respectively.

2024 Notes

On January 18, 2017 and February 22, 2017, the Company issued $69.0 million in aggregate principal amount of senior unsecured notes due 2024 at a stated coupon rate of 7.25% (the “2024 Notes”). The net proceeds from these offerings were used to pay down the remaining portion of the Company’s outstanding indebtedness under its Term Loan Facility with the remaining to be used for general corporate purposes. Interest is payable quarterly and interest payments commenced on April 30, 2017. The 2024 Notes are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, on or after January 30, 2020 at a redemption price per security equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments. The 2024 notes were recorded net of premium and direct issuance costs of $2.8 million which are being amortized over the term of the notes using the effective interest rate method. The 2024 Notes are listed on the New York Stock Exchange and trades thereon under the trading symbol “MDLQ.” The fair value of the 2024 Notes based on their underlying quoted market price was $69.6 million as of December 31, 2017.

Interest expense on the 2024 Notes, including amortization of debt premium and debt issuance costs, was $4.9 million for the year ended December 31, 2017.

F-294

Medley Management Inc.

Notes to Consolidated Financial Statements

8. ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES

Accounts payable, accrued expenses and other liabilities consist of the following:

	As of December 31,
	2017	2016
	(Amounts in thousands)
Accrued compensation and benefits	$6,835	$7,978
Due to affiliates (Note 10)	7,315	15,043
Revenue share payable (Note 9)	3,841	6,472
Accrued interest	1,294	558
Professional fees	1,366	1,527
Deferred rent	2,506	2,833
Deferred tax liabilities (Note 12)	92	202
Performance fee compensation	111	985
Accounts payable and other accrued expenses	1,535	1,657
Liabilities of consolidated fund	235	—
Total accounts payable, accrued expenses and other liabilities	$25,130	$37,255

9. COMMITMENTS AND CONTINGENCIES

Operating Leases

Medley leases office space in New York City and San Francisco under non-cancelable lease agreements that expire at various times through September 2023. Rent expense was $2.4 million, $2.5 million and $2.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

As of December 31, 2017. future minimum rental payments under non-cancelable leases are as follows (in thousands):

2018	$2,704
2019	2,710
2020	2,833
2021	2,431
2022	2,431
Thereafter	1,823
Total future minimum lease payments	$14,932

During the first quarter of 2018, the Company initiated the consolidation of its business activities to its New York office. The Company believes this will enhance operations by consolidating origination, underwriting and asset management operations and personnel in a single location. The Company estimates the associated one-time costs to be approximately $2.6 million, primarily related to certain severance costs. The Company anticipates that most of these charges will be recognized during the first and second quarters of 2018. At this time, the Company does not anticipate a material change in overall headcount upon completion of the consolidation.

Capital Commitments to Funds

As of December 31, 2017 and 2016, the Company had aggregate unfunded commitments of $0.3 million and $0.5 million, respectively, to certain long-dated private funds.

F-295

Medley Management Inc.

Notes to Consolidated Financial Statements

Other Commitments

In April 2012, the Company entered into an obligation to pay a fixed percentage of management and incentive fees received by the Company from SIC. The agreement was entered into contemporaneously with the $10.0 million non-recourse promissory notes that were issued to the same parties (Note 6). The two transactions were deemed to be related freestanding contracts and the $10.0 million of loan proceeds were allocated to the contracts using their relative fair values. At inception, the Company recognized an obligation of $4.4 million representing the present value of the future cash flows expected to be paid under this agreement. As of December 31, 2017 and 2016, this obligation amounted to $3.8 million and $6.5 million, respectively, and is recorded as revenue share payable, a component of accounts payable, accrued expenses and other liabilities on the consolidated balance sheets. The change in the estimated cash flows for this obligation is recorded in other income (expense), net on the consolidated statements of operations.

Legal Proceedings

From time to time, the Company is involved in various legal proceedings, lawsuits and claims incidental to the conduct of its business. Its business is also subject to extensive regulation, which may result in regulatory proceedings against it. Except as described below, the Company is not currently party to any material legal proceedings.

One of the Company’s subsidiaries, MCC Advisors LLC, was named as a defendant in a lawsuit on May 29, 2015, by Moshe Barkat and Modern VideoFilm Holdings, LLC (“MVF Holdings”) against MCC, MOF II, MCC Advisors LLC, Deloitte Transactions and Business Analytics LLP A/K/A Deloitte ERG (“Deloitte”), Scott Avila (“Avila”), Charles Sweet, and Modern VideoFilm, Inc. (“MVF”). The lawsuit is pending in the California Superior Court, Los Angeles County, Central District, as Case No. BC 583437. The lawsuit was filed after MCC, as agent for the lender group, exercised remedies following a series of defaults by MVF and MVF Holdings on a secured loan with an outstanding balance at the time in excess of $65 million. The lawsuit sought damages in excess of $100 million. Deloitte and Avila have settled the claims against them in exchange for payment of $1.5 million. Following a separate lawsuit by Mr. Barkat against MVF’s D&O insurance carrier, the carrier, Charles Sweet and MVF have settled the claims against them. On June 6, 2016, the court granted the Medley defendants’ demurrers on several counts and dismissed Mr. Barkat’s claims with prejudice except with respect to his claim for intentional interference with contract. On March 18, 2018, the court granted the Medley defendants’ motion for summary adjudication with respect to Mr. Barkat’s sole remaining claim against the Medley Defendants for intentional interference. Now that the trial court has ruled in favor of the Medley defendants on all counts, the only remaining claims in the Barkat litigation are MCC and MOF II’s affirmative counterclaims against Mr. Barkat and MVF Holdings, which MCC and MOF II are diligently prosecuting.

On August 29, 2016, MVF Holdings filed another lawsuit in the California Superior Court, Los Angeles County, Central District, as Case No. BC 631888 (the “Derivative Action”), naming MCC Advisors LLC and certain of Medley’s employees as defendants, among others. The plaintiff in the Derivative Action, asserts claims against the defendants for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, unfair competition, breach of the implied covenant of good faith and fair dealing, interference with prospective economic advantage, fraud, and declaratory relief. MCC Advisors LLC and the other defendants believe the causes of action asserted in the Derivative Action are without merit and all defendants intend to continue to assert a vigorous defense.

Medley LLC, MCC, and MOF II were named as defendants, along with other various parties, in a putative class action lawsuit captioned as Royce Solomon, Jodi Belleci, Michael Littlejohn, and Giulianna Lomaglio v. American Web Loan, Inc., AWL, Inc., Mark Curry, MacFarlane Group, Inc., The MacFarlane Group, LLC, Sol Partners, Medley Opportunity Fund, II, LP, Medley LLC, Medley Capital Corporation, Oakmont Funding, Inc., Dinero Investments, Inc., Chieftain Funding, Inc., Dant Holdings, Inc., DHI Computing Service, Inc., Smith Haynes & Watson, LLC, Middlemarch Partners, and John Does 1-100, filed on December 15, 2017, in the United States District Court for the Eastern District of Virginia, Newport News Division, as Case No. 4:17-cv-145 (hereinafter, “Class Action 1”). MOF II and MCC were also named as defendants, along with various other parties, in a putative class action lawsuit captioned George Hengle and Lula Williams v. Mark Curry, American Web Loan, Inc., AWL, Inc., Red Stone, Inc., Medley Opportunity Fund II LP, and Medley Capital Corporation, filed February 13, 2018, in the United States District Court, Eastern District of Virginia, Richmond Division, as Case No. 3:18-cv-100 (“Class Action 2”) (together with Class Action 1, the “Class Action Complaints”). The plaintiffs in the Class Action Complaints filed their putative class actions alleging claims under the Racketeer Influenced and Corrupt Organizations Act, and various other claims arising out of the alleged payday lending activities of American Web Loan. The claims against MOF II, Medley LLC, and MCC (in Class Action 1), and the claims against MOF II and MCC (in Class Action 2), allege that those defendants in each respective action exercised control over American Web Loan’s payday lending activities as a result of a loan to American Web Loan. The loan was made by MOF II in 2011. American Web Loan repaid the loan from MOF II in full in February of 2015, more than 1 year and 10 months prior to any of the loans allegedly made by American Web Loan to the alleged class plaintiff representatives in Class Action 1; in Class Action 2, the alleged class plaintiff representatives have not alleged when they received any loans from American Web Loan. Medley LLC and MCC never made any loans or provided financing to, or had any other relationship with, American Web Loan. MOF II, Medley LLC, and MCC are seeking indemnification from American Web Loan, various affiliates, and other parties with respect to the claims in the Class Action Complaints. MOF II, Medley LLC, and MCC believe the alleged claims in the Class Action Complaints are without merit and they intend to defend these lawsuits vigorously.

F-296

Medley Management Inc.

Notes to Consolidated Financial Statements

10. RELATED PARTY TRANSACTIONS

Substantially all of Medley’s revenue is earned through agreements with its non-consolidated funds for which it collects management and performance fees for providing investment and management services.

Expense Support and Reimbursement Agreement

From June 2012 through December 2016, Medley was party to an Expense Support and Reimbursement Agreement (“ESA”) with SIC. During the term of the ESA, which expired on December 31, 2016, Medley agreed to pay up to 100% of SIC’s operating expenses in order for SIC to achieve a reasonable level of expenses relative to its investment income. Pursuant to the ESA, SIC had a conditional obligation to reimburse Medley for any amounts they funded under the ESA if, within three years of the date on which Medley funded such amounts, SIC met certain financial levels. ESA expenses are recorded within general, administrative, and other expense on the consolidated statements of operations. There was no outstanding balance due to SIC under the ESA agreement as of December 31, 2017. As of December 31, 2016 there was $7.9 million due to SIC under the ESA agreement. This amount was included in accounts payable, accrued expenses and other liabilities as due to affiliates on the consolidated balance sheets. During the years ended December 31, 2016 and 2015, Medley recorded $16.1 million and $6.4 million, respectively, of ESA expenses under this agreement.

Administration Agreement

In January 2011 and April 2012, Medley entered into administration agreements with MCC (the “MCC Admin Agreement”) and SIC (the “SIC Admin Agreement”), respectively, whereby Medley agreed to provide administrative services necessary for the operations of MCC and SIC. MCC and SIC agreed to pay Medley for the costs and expenses incurred in providing such administrative services, including an allocable portion of Medley’s overhead expenses and an allocable portion of the cost of MCC and SIC’s officers and their respective staffs.

Additionally, Medley has entered into administration agreements with other entities that it manages (the “Funds Admin Agreements”), whereby Medley agreed to provide administrative services necessary for the operations of these other vehicles. These other entities agreed to pay Medley for the costs and expenses incurred in providing such administrative services, including an allocable portion of Medley’s overhead expenses and an allocable portion of the cost of these other vehicles’ officers and their respective staffs.

Medley records these administrative fees as revenue in the period when the services are provided and are included in other revenues and fees on the consolidated statements of operations. Amounts due from these agreements are included as a component of other assets on the Company’s consolidated balance sheets.

F-297

Medley Management Inc.

Notes to Consolidated Financial Statements

Total revenues recorded under these agreements for the years ended December 31, 2017, 2016 and 2015 are reflected in the table below:

	For the Years Ended December 31,
	2017	2016	2015
	(Amounts in thousands)
MCC Admin Agreement	$3,799	$3,935	$3,973
SIC Admin Agreement	3,031	2,848	2,142
Funds Admin Agreements	1,264	893	218
Total administrative fees from related parties	$8,094	$7,676	$6,333

Amounts due from related parties under these agreements are reflected in the table below:

	As of December 31,
	2017	2016
	(Amounts in thousands)
Amounts due from MCC under the MCC Admin Agreement	$867	$916
Amounts due from SIC under the SIC Admin Agreement	696	851
Amounts due from entities under the Funds Admin Agreements	340	301
Total administrative fees receivable	$1,903	$2,068

Investments

Refer to Note 3 “Investments” for more information related to the Company’s investments in related parties.

 Exchange Agreement

Prior to the completion of the Company’s IPO, Medley LLC’s limited liability agreement was restated among other things, to modify its capital structure by reclassifying the interests held by its existing owners (i.e. the members of Medley prior to the IPO) into the LLC Units. Medley’s existing owners also entered into an exchange agreement under which they (or certain permitted transferees thereof) have the right (subject to the terms of the exchange agreement as described therein), to exchange their LLC Units for shares of Medley Management Inc.’s Class A common stock on a one-for-one basis at fair value, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications.

Tax Receivable Agreement

Medley Management Inc. entered into a tax receivable agreement with the holders of LLC Units that provides for the payment by Medley Management Inc. to exchanging holders of LLC Units of 85% of the benefits, if any, that Medley Management Inc. is deemed to realize as a result of increases in tax basis of tangible and intangible assets of Medley LLC from the future exchange of LLC Units for shares of Class A common stock, as well as certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement.

The term of the tax receivable agreement will continue until all such tax benefits under the agreement have been utilized or have expired, unless Medley Management Inc. exercises its right to terminate the tax receivable agreement for an amount based on an agreed value of payments remaining to be made under the agreement. There have been no transactions under this agreement through December 31, 2017.

F-298

Medley Management Inc.

Notes to Consolidated Financial Statements

11. EARNINGS PER CLASS A SHARE

The table below presents basic and diluted net income per share of Class A common stock using the two-class method for the years ended December 31, 2017, 2016 and 2015, respectively:

	For the Years Ended December 31,
	2017	2016	2015
	(Amounts in thousands, except share and per share amounts)
Basic and diluted net income per share:
Numerator
Net income attributable to Medley Management Inc.	$927	$997	$3,111
Less: Allocation to participating securities	(551)	(892)	(353)
Net income available to Class A common stockholders	$376	$105	$2,758

Denominator
Weighted average shares of Class A common stock outstanding	5,553,026	5,804,042	6,002,422
Net income per Class A share	$0.07	$0.02	$0.46

F-299

Medley Management Inc.

Notes to Consolidated Financial Statements

The allocation to participating securities above generally represents dividends paid to holders of unvested restricted stock units which reduces net income available to common stockholders.

The weighted average shares of Class A common stock is the same for both basic and diluted earnings per share as the diluted amount excludes the assumed conversion of 23,653,333 in 2017 and 23,333,333 LLC Units in 2016 and 2015, respectively, to shares of Class A common stock, the impact of which would be antidilutive.

The following table reflects the per share dividend amounts that we declared on our common stock since completion of our initial public offering.

Declaration Dates	Payment Dates	Per Share
Year ended December 31, 2015
March 29, 2015	May 6, 2015	$0.20
August 10, 2015	September 4, 2015	0.20
November 12, 2015	December 4, 2015	0.20
February 6, 2016	March 4, 2016	0.20
Total		$0.80

Year ended December 31, 2016
May 10, 2016	June 2, 2016	$0.20
August 9, 2016	September 6, 2016	0.20
November 10, 2016	December 5, 2016	0.20
February 9, 2017	March 6, 2017	0.20
Total		$0.80

Year ended December 31, 2017
May 10, 2017	May 31, 2017	$0.20
August 8, 2017	September 6, 2017	0.20
November 8, 2017	December 6, 2017	0.20
Total		$0.60

F-300

Medley Management Inc.

Notes to Consolidated Financial Statements

12. INCOME TAXES

The provision for (benefit from) income taxes consist of the following:

	For the Years Ended December 31,
	2017	2016	2015
	(Amounts in thousands)
Current
Federal	$581	$272	$1,546
State and local	951	1,058	1,373
Total current provision	1,532	1,330	2,919

Deferred
Federal	446	158	(454)
State and local	(22)	(425)	(450)
Total deferred provision	424	(267)	(904)
Provision for Income Taxes	$1,956	$1,063	$2,015

Deferred income taxes reflect the net effect of temporary differences between the tax basis of an asset or liability and its reported amount on the Company’s consolidated balance sheets. These temporary differences result in taxable or deductible amounts in future years. The significant components of the Company’s deferred tax assets and liabilities included on its consolidated balance sheet are as follows:

	As of December 31,
	2017	2016
	(Amounts in thousands)
Deferred tax assets
Tax goodwill	$557	$605
Basis difference in partnership interest	851	417
Unrealized losses	378	44
Stock-based compensation	173	216
New York City unincorporated business tax credit carryforward	700	512
Other items	118	207
Total deferred tax assets	2,777	2,001
Deferred tax liabilities
Accrued fee income	89	147
Other items	3	55
Total deferred tax liabilities	92	202
Net deferred tax assets	$2,685	$1,799

The Company’s effective tax rate includes a rate benefit attributable to the fact that the Company’s subsidiaries operate as limited liability companies, which are not subject to federal or state income tax. Accordingly, a portion of the Company’s earnings attributable to non-controlling interests are not subject to corporate level taxes. However, a portion of the Company’s subsidiaries’ income is subject to New York City’s unincorporated business tax. For the years ended December 31, 2017, 2016 and 2015, the Company was only subject to federal, state and city corporate income taxes on its pre-tax income attributable to Medley Management Inc.

F-301

Medley Management Inc.

Notes to Consolidated Financial Statements

A reconciliation of the federal statutory tax rate to the effective tax rates for the years ended December 31, 2017, 2016 and 2015 are as follow:

	For the Years Ended December 31,
	2017	2016	2015
Federal statutory rate	34.0%	34.0%	34.0%
Income allocated to non-controlling interests	(29.8)%	(28.9)%	(26.8)%
State and local corporate income taxes	0.8%	1.2%	1.0%
Partnership unincorporated business tax	2.5%	4.2%	1.7%
Permanent differences	(0.6)%	—%	(2.9)%
Impact of U.S. tax reform (Tax Cuts and Jobs Act)	1.4%	—%	—%
Non-deductible stock-based compensation	2.0%	—%	—%
Other	(0.1)%	(0.8)%	1.9%
Effective tax rate	10.2%	9.7%	8.9%

On December 22, 2017, the U.S. government enacted the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act includes significant changes to the U.S. corporate income tax system including: a federal corporate rate reduction from 34% to 21%; limitations on the deductibility of interest expense and executive compensation; and the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system. Changes under the Tax Act are effective for the Company as of January 1, 2018.

ASC 740, Income Taxes, requires the Company to remeasure its deferred tax assets and liabilities as of the date of enactment, with the resulting tax impact accounted for in the reporting period of enactment. Based on the reduction of the corporate income tax rate, the Company re-measured its deferred tax assets and liabilities based on the rates at which they are expected to to be utilized in the future. The impact of this change resulted in a $0.3 million decrease in the Company’s deferred tax asset balance and corresponding increase in the provision for income taxes for the year ended December 31, 2017.

Interest expense and penalties related to income tax matters are recognized as a component of the provision for income taxes and were not significant during the years ended December 31, 2017, 2016 and 2015. As of and during the years ended December 31, 2017, 2016 and 2015, there were no uncertain tax positions taken that were not more likely than not to be sustained. The primary jurisdictions in which the Company operates in are the United States, New York, New York City, and California. The Company is no longer subject to tax examinations by taxing authorities for tax years prior to 2014.

13. COMPENSATION EXPENSE

Compensation generally includes salaries, bonuses, equity and profit sharing awards. Bonuses, equity and profit sharing awards are accrued over the service period to which they relate. Guaranteed payments made to our senior professionals who are members of Medley LLC are recognized as compensation expense. The guaranteed payments to the Company’s Co-Chief Executive Officers are performance based and are periodically set subject to maximums based on the Company’s total assets under management. Such maximums aggregated to $5.0 million during each of the years ended December 31, 2017, 2016 and 2015. During the years ended December 31, 2017, 2016 and 2015, neither of the Company’s Co-Chief Executive Officers received any guaranteed payments.

Performance Fee Compensation

In October 2010 and January 2014, the Company granted shares of vested profit interests in certain subsidiaries to select employees. These awards are viewed as a profit-sharing arrangement and are accounted for under ASC 710, which requires compensation expense to be recognized over the vesting period, which is usually the period over which service is provided. The shares were vested at grant date, subject to a divestiture percentage based on percentage of service completed from the award grant date to the employee’s termination date. The Company adjusts the related liability quarterly based on changes in estimated cash flows for the profit interests.

F-302

Medley Management Inc.

Notes to Consolidated Financial Statements

In February 2015 and March 2016, the Company granted incentive cash bonus awards to select employees. These awards entitle employees to receive cash compensation based on distributed performance fees received by the Company from certain institutional funds. Eligibility to receive payments pursuant to these incentive awards is based on continued employment and ceases automatically upon termination of employment. Performance compensation expense is recorded based on the fair value of the incentive awards at the date of grant and is recognized on a straight-line basis over the expected requisite service period.  The performance compensation liability is subject to re-measurement at the end of each reporting period and any changes in the liability are recognized in such reporting period.

For the years ended December 31, 2017, 2016 and 2015, the Company recorded a reversal of performance fee compensation expense of $0.9 million, $0.3 million and $8.0 million, respectively. As of December 31, 2017 and 2016, total performance fee compensation payable for these awards was $0.1 million and $1.0 million, respectively, and is included as a component of accounts payable, accrued expenses and other liabilities on the Company’s consolidated balance sheets.

Retirement Plan

The Company sponsors a defined-contribution 401(k) retirement plan that covers all employees. Employees are eligible to participate in the plan immediately, and participants are 100% vested from the date of eligibility. The Company makes contributions to the plan of 3% of an employee’s eligible wages, up to a maximum limit as determined by the Internal Revenue Service. The Company also pays all administrative fees related to the plan. The Company’s accrued contributions to the plan were $0.5 million, $0.6 million and $0.4 million for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016 the Company’s outstanding liability to the plan was $0.5 million.

Stock-Based Compensation

In connection with the IPO, the Company adopted the Medley Management Inc. 2014 Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to provide a means through which the Company may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Medley Management Inc.’s Class A common stock or Medley LLC’s unit interests, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders. The Plan provides for the issuance of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), restricted LLC Units, stock bonuses, other stock-based awards and cash awards. The maximum aggregate number of awards available to be granted under the plan, as amended, is 4,500,000, of which all or any portion may be issued as shares of Medley Management Inc.’s Class A common stock or Medley LLC’s unit interests. Shares of Class A common stock issued by the Company in settlement of awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the market or by private purchase or a combination of the foregoing. As of December 31, 2017, there were 2.5 million awards available to be granted under the Plan.

The fair value of RSUs granted under the Plan is determined to be the fair value of the underlying shares on the date of grant. The fair value of restricted LLC Units of Medley LLC is based on the public share price of MDLY at date of grant, adjusted for different distribution rights. The aggregate fair value of these awards is charged to compensation expense on a straight-line basis over the vesting period, which is generally up to five years.

Stock-based compensation was $2.8 million, $3.8 million and $3.1 million during the years ended December 31, 2017, 2016 and 2015, respectively.

F-303

Medley Management Inc.

Notes to Consolidated Financial Statements

A summary of RSU and restricted LLC units activity for the years ended December 31, 2017, 2016 and 2015 is as follows:

	Number of RSUs	Weighted Average Grant Date Fair Value	Number of Restricted LLC Units	Weighted Average Grant Date Fair Value
Balance at December 31, 2014	1,197,915	$17.91	—	$—
Granted	188,404	9.96	—	—
Forfeited	(244,868)	17.99	—	—
Vested	(10,647)	18.00	—	—
Balance at December 31, 2015	1,130,804	$16.56	—	$—
Granted	597,283	5.89	—	—
Forfeited	(44,200)	17.24	—	—
Vested	(31,404)	6.05	—	—
Balance at December 31, 2016	1,652,483	$12.88	—	$—
Granted	513,838	9.17	320,000	11.67
Forfeited	(404,456)	13.51	—	—
Vested	(310,472)	17.29	—	—
Balance at December 31, 2017	1,451,393	$10.44	320,000	$11.67

The fair value of RSUs vested during the year ended December 31, 2017 was $1.9 million. The vesting of 310,472 restricted stock units resulted in the issuance of 193,282 Class A common shares, as the restricted stock units were net-share settled such that the Company withheld awards with the aggregate fair value equivalent to the employees’ minimum statutory tax obligations in accordance with the terms of the Plan. Total tax obligations amounted to $0.7 million and payments to the appropriate taxing authorities are reflected as a financing activity on the Company’s consolidated statements of cash flows.

During the year ended December 31, 2017, $2.7 million of previously recognized compensation was reversed relating to forfeited RSUs. In addition, during the year ended December 31, 2017, the Company reclassified cumulative dividends of $0.7 million from retained earnings to other compensation expense as a result of such forfeited RSUs. Unamortized compensation cost related to unvested RSUs and restricted LLC units as of December 31, 2017 was $12.5 million and is expected to be recognized over a weighted average period of 3.2 years.

14. REDEEMABLE NON-CONTROLLING INTERESTS

Changes in redeemable non-controlling interests during the years ended December 31, 2017 and 2016 are reflected in the table below:

	For the Years Ended December 31,
	2017	2016
	(Amounts in thousands)
Beginning balance	$30,805	$—
Net income attributable to redeemable non-controlling interests in consolidated subsidiaries	6,702	2,565
Contributions	23,000	17,010
Distributions	(6,738)	(994)
Change in fair value of available-for-sale securities	(28)	28
Reclassification of redeemable non-controlling interest	—	12,196
Ending balance	$53,741	$30,805

F-304

Medley Management Inc.

Notes to Consolidated Financial Statements

In January 2016, the Company executed an amendment to SIC Advisors’ operating agreement which provided the Company with the right to redeem membership units owned by the minority interest holder. The Company’s redemption right is triggered by the termination of the dealer manager agreement between SIC and SC Distributors LLC, an affiliate of the minority interest holder. As a result of this redemption feature, the Company reclassified the non-controlling interest in SIC Advisors from the equity section to redeemable non-controlling interests in the mezzanine section of the consolidated balance sheet based on its fair value as of the amendment date. The fair value of the non-controlling interest was determined to be $12.2 million on the date of the amendment and was adjusted through a charge to non-controlling interests in Medley LLC. During the year ended December 31, 2017, net income allocated to this non-controlling interest was $4.4 million, and distributions paid were $4.3 million, respectively. As of December 31, 2017, the balance of the redeemable non-controlling interest in SIC Advisors LLC was $13.5 million.

On June 3, 2016, the Company entered into a Master Investment Agreement with DB MED Investor I LLC and DB MED Investor II LLC (the ’‘Investors’’) to invest up to $50.0 million in new and existing Medley managed funds (the ’‘Joint Venture’’). The Company agreed to contribute up to $10.0 million and an interest in STRF Advisors LLC, the investment advisor to Sierra Total Return Fund, in exchange for common equity interests in the Joint Venture. On June 6, 2017, the Company entered into an amendment to its Master Investment Agreement with the Investors, which provided for, among other things, an increase in the Company’s capital contribution to up to $13.8 million and extended the term of the Joint Venture from seven to ten years. The Investors agreed to invest up to $40.0 million in exchange for preferred equity interests in the Joint Venture. As of June 30, 2017, the Company and the Investors had fully satisfied their capital contributions. On account of the preferred equity interests, the Investors will receive an 8% preferred distribution, 15% of the Joint Venture’s profits, and all of the profits from the contributed interest in STRF Advisors LLC. Medley has the option, subject to certain conditions, to cause the Joint Venture to redeem the Investors’ interest in exchange for repayment of the outstanding investment amount at the time of redemption, plus certain other considerations. The Investors have the right, after ten years, to redeem their interests in the Joint Venture. As such, the Investors’ interest in the Joint Venture is included as a component of redeemable non-controlling interests on the Company’s consolidated balance sheets and amounted to $40.6 million and $17.5 million as of December 31, 2017 and 2016, respectively. Total contributions to the Joint Venture amounted to $53.8 million and $16.8 million through December 31, 2017 and 2016, respectively, and were used to purchase $51.8 million of MCC shares on the open market and seed fund $2.0 million to STRF. During the year ended December 31, 2017 and 2016, net income allocated to this non-controlling interest was $2.7 million and $0.4 million, respectively. For the year ended December 31, 2017, there was no other comprehensive income as a result of changes in the fair value of MCC shares allocated to this non-controlling interest. Distributions paid during the year ended December 31, 2017 were $2.4 million. There were no distributions paid during the year ended December 31, 2016.

In October 2016, the Company executed an operating agreement for STRF Advisors LLC which provided the Company with the right to redeem membership units owned by the minority interest holder. The Company’s redemption right is triggered by the termination of the dealer manager agreement between STRF and SC Distributors LLC, an affiliate of the minority interest holder. As a result of this redemption feature, the non-controlling interest in STRF Advisors LLC is classified as in redeemable non-controlling interests in the mezzanine section of the balance sheet. During the year ended December 31, 2017, net losses allocated to this redeemable non-controlling interest was $0.4 million. As of December 31, 2017, the balance of the redeemable non-controlling interest in STRF Advisors LLC was $(0.4) million.

15. MARKET AND OTHER RISK FACTORS

Due to the nature of the Medley funds’ investment strategy, their portfolio of investments has significant market and credit risk. As a result, the Company is subject to market and other risk factors, including, but not limited to the following:

Market Risk

The market price of investments may significantly fluctuate during the period of investment. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to such investment, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

F-305

Medley Management Inc.

Notes to Consolidated Financial Statements

Credit Risk

There are no restrictions on the credit quality of the investments the Company intends to make. Investments may be deemed by nationally recognized rating agencies to have substantial vulnerability to default in payment of interest and/or principal. Some investments may have low-quality ratings or be unrated. Lower rated and unrated investments have major risk exposure to adverse conditions and are considered to be predominantly speculative. Generally, such investments offer a higher return potential than higher rated investments, but involve greater volatility of price and greater risk of loss of income and principal.

In general, the ratings of nationally recognized rating organizations represent the opinions of agencies as to the quality of the securities they rate. Such ratings, however, are relative and subjective; they are not absolute standards of quality and do not evaluate the market value risk of the relevant securities. It is also possible that a rating agency might not change its rating of a particular issue on a timely basis to reflect subsequent events. The Company may use these ratings as initial criteria for the selection of portfolio assets for the Company but is not required to utilize them.

Limited Liquidity of Investments

The funds managed by the Company invest and intend to continue to invest in investments that may not be readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments and, at times there may be no market at all for such investments. Subordinate investments may be less marketable, or in some instances illiquid, because of the absence of registration under federal securities laws, contractual restrictions on transfer, the small size of the market or the small size of the issue (relative to issues of comparable interests). As a result, the funds managed by the Company may encounter difficulty in selling its investments or may, if required to liquidate investments to satisfy redemption requests of its investors or debt service obligations, be compelled to sell such investments at less than fair value.

Counterparty Risk

Some of the markets in which the Company, on behalf of its underlying funds, may affect its transactions are “over-the-counter” or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight, unlike members of exchange-based markets. This exposes the Company to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the applicable contract (whether or not such dispute is bona fide) or because of a credit or liquidity problem, causing the Company to suffer loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Company has concentrated its transactions with a single or small group of counterparties.

F-306

Medley Management Inc.

Notes to Consolidated Financial Statements

16. QUARTERLY FINANCIAL DATA (UNAUDITED)

The Company’s condensed consolidated unaudited quarterly results of operations for 2017 and 2016 are as follows:

	For the Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Amounts in thousands, except share and per share amounts)
Revenues	$18,042	$16,562	$16,434	$13,995
Expenses	13,635	9,878	8,509	7,581
Other income (expense), net	(1,330)	(1,482)	(2,002)	(1,351)
Income before income taxes	3,077	5,202	5,923	5,063
Net income	2,614	4,550	5,495	4,650
Net income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	2,009	1,917	1,304	1,488
Net income attributable to non-controlling interests in Medley LLC	1,107	2,172	3,617	2,768
Net income attributable to Medley Management Inc.	$(502)	$461	$574	$394

Net income (loss) per Class A common stock:
Basic	$(0.11)	$0.03	$0.06	$0.08
Diluted	$(0.11)	$0.03	$0.06	$0.08
Weighted average shares - Basic and Diluted	5,478,910	5,342,939	5,588,978	5,808,626

	For the Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(Amounts in thousands, except share and per share amounts)
Revenues	$18,431	$19,052	$20,985	$17,473
Expenses	9,184	15,553	17,508	13,776
Other income (expense), net	(1,775)	(2,208)	(2,373)	(2,549)
Income before income taxes	7,472	1,291	1,104	1,148
Net income	6,700	1,214	1,002	1,036
Net income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	1,443	438	405	263
Net income attributable to non-controlling interests in Medley LLC	4,632	556	539	679
Net income attributable to Medley Management Inc.	$625	$220	$58	$94

Net income (loss) per Class A common stock:
Basic	$0.07	$—	$(0.03)	$(0.01)
Diluted	$0.07	$—	$(0.03)	$(0.01)
Weighted average shares - Basic and Diluted	5,809,130	5,778,409	5,777,726	5,851,129

17. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2017, except as disclosed below.

On February 7, 2018, the Company’s Board of Directors declared a dividend of $0.20 per share of Class A common stock for the fourth quarter of 2017. The dividend will be paid on March 7, 2018 to stockholders of record as of February 22, 2018.

F-307

Medley Management Inc.

Condensed Consolidated Balance Sheets (unaudited)

(Amounts in thousands, except share and per share amounts)

	As of
	June 30, 2018	December 31, 2017
Assets
Cash and cash equivalents	$24,862	$36,327
Investments, at fair value	44,359	56,632
Management fees receivable	10,325	14,714
Performance fees receivable	—	2,987
Other assets	14,635	17,262
Total Assets	$94,181	$127,922

Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Senior unsecured debt, net	$117,239	$116,892
Loans payable, net	9,559	9,233
Accounts payable, accrued expenses and other liabilities	21,461	25,130
Total Liabilities	148,259	151,255

Commitments and Contingencies (Note 10)

Redeemable Non-controlling Interests	42,395	53,741

Equity
Class A common stock, $0.01 par value, 3,000,000,000 shares authorized; 6,317,235 and 6,235,332 issued as of June 30, 2018 and December 31, 2017, respectively; 5,562,971 and 5,481,068 outstanding as of June 30, 2018 and December 31, 2017, respectively	56	55
Class B common stock, $0.01 par value, 1,000,000 shares authorized; 100 shares issued and outstanding	—	—
Additional paid in capital	5,155	2,820
Accumulated other comprehensive loss	—	(1,301)
Accumulated deficit	(15,637)	(9,545)
Total stockholders' deficit, Medley Management Inc.	(10,426)	(7,971)
Non-controlling interests in consolidated subsidiaries	(1,644)	(1,702)
Non-controlling interests in Medley LLC	(84,403)	(67,401)
Total deficit	(96,473)	(77,074)
Total Liabilities, Redeemable Non-controlling Interests and Equity	$94,181	$127,922

See accompanying notes to condensed consolidated financial statements

F-308

Medley Management Inc.

Condensed Consolidated Statements of Operations (unaudited)

(Amounts in thousands, except share and per share amounts)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Revenues
Management fees (includes Part I incentive fees of $544 for the six months ending June 30, 2017)	$11,965	$13,201	$24,050	$27,096
Performance fees	—	546	—	(1,817)
Other revenues and fees	3,038	2,668	5,367	4,988
Investment income (loss):
Carried interest	432	28	597	173
Other investment loss	(284)	(9)	(467)	(10)
Total Revenues	15,151	16,434	29,547	30,430

Expenses
Compensation and benefits	7,333	5,705	15,671	11,499
Performance fee compensation	(26)	50	(33)	(831)
General, administrative and other expenses	4,342	2,754	8,851	5,422
Total Expenses	11,649	8,509	24,489	16,090

Other Income (Expense)
Dividend income	960	733	2,389	1,468
Interest expense	(2,715)	(2,766)	(5,396)	(6,413)
Other (expense) income, net	(4,011)	31	(13,766)	1,591
Total other expense, net	(5,766)	(2,002)	(16,773)	(3,354)
(Loss) income before income taxes	(2,264)	5,923	(11,715)	10,986
Provision for income taxes	195	428	385	841
Net (Loss) Income	(2,459)	5,495	(12,100)	10,145
Net (loss) income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	(2,464)	1,304	(6,978)	2,792
Net income (loss) attributable to non-controlling interests in Medley LLC	133	3,617	(3,766)	6,386
Net (Loss) Income Attributable to Medley Management Inc.	$(128)	$574	$(1,356)	$967
Dividends declared per share of Class A common stock	$0.20	$0.20	$0.40	$0.40

Net Income (Loss) Per Share of Class A Common Stock:
Basic (Note 12)	$(0.08)	$0.06	$(0.34)	$0.14
Diluted (Note 12)	$(0.08)	$0.06	$(0.34)	$0.14
Weighted average shares outstanding - Basic and Diluted	5,543,802	5,588,978	5,513,719	5,697,483

See accompanying notes to condensed consolidated financial statements

F-309

Medley Management Inc.

Condensed Consolidated Statements of Comprehensive Income (Loss) (unaudited)

(Amounts in thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Net (Loss) Income	$(2,459)	$5,495	$(12,100)	$10,145
Other Comprehensive Income (Loss):
Change in fair value of available-for-sale securities (net of taxes of $0.2 million for Medley Management Inc. for each of the three and six months ended June 30, 2017 and $0.1 million for non-controlling interests in Medley LLC for each of the three and six months ended June 30, 2017)	—	(2,651)	—	(2,166)
Total Comprehensive (Loss) Income	(2,459)	2,844	(12,100)	7,979
Comprehensive (loss) income attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	(2,464)	952	(6,978)	2,763
Comprehensive income (loss) attributable to non-controlling interests in Medley LLC	133	1,646	(3,766)	4,545
Comprehensive (Loss) Income Attributable to Medley Management Inc.	$(128)	$246	$(1,356)	$671

See accompanying notes to condensed consolidated financial statements

F-310

Medley Management Inc.

Condensed Consolidated Statement of Changes in Equity (unaudited)

(Amounts in thousands, except share and per share amounts)

	Class A Common Stock		Class B Common Stock		Additional Paid in	Accumulated Other Comprehensive	Accumulated	Non- controlling Interests in Consolidated	Non- controlling Interests in Medley	Total
	Shares	Dollars	Shares	Dollars	Capital	Loss	Deficit	Subsidiaries	LLC	Deficit

Balance at December 31, 2017	5,481,068	$55	100	$—	$2,820	$(1,301)	$(9,545)	$(1,702)	$(67,401)	$(77,074)
Cumulative effect of accounting change due to the adoption of the new revenue recognition standard (Note 2)	—	—	—	—	—	—	(686)	—	(2,905)	(3,591)
Cumulative effect of accounting change due to the adoption of updated guidance on equity securities not accounted for under the equity method of accounting and the tax effects stranded in other comprehensive loss as a result of tax reform (Note 2)	—	—	—	—	—	1,301	(1,301)	—	—	—
Net loss	—	—	—	—	—	—	(1,356)	—	(3,766)	(5,122)
Stock-based compensation	—	—	—	—	2,644	—	—	—	—	2,644
Dividends on Class A common stock ($0.40 per share)	—	—	—	—	—	—	(2,814)	—	—	(2,814)
Reclass of cumulative dividends on forfeited restricted stock units to compensation and benefits expense	—	—	—	—	—	—	65	—	—	65
Issuance of Class A common stock related to vesting of restricted stock units, net of tax withholdings	81,903	1	—	—	(309)	—	—	—	—	(308)
Distributions	—	—	—	—	—	—	—	—	(10,331)	(10,331)
Contributions	—	—	—	—	—	—	—	2	—	2
Issuance of non-controlling interest at fair value	—	—	—	—	—	—	—	56	—	56
Balance at June 30, 2018	5,562,971	$56	100	$—	$5,155	$—	$(15,637)	$(1,644)	$(84,403)	$(96,473)

See accompanying notes to condensed consolidated financial statements

F-311

Medley Management Inc.

Condensed Consolidated Statements of Cash Flows (unaudited)

(Amounts in thousands)

	For the Six Months Ended June 30,
	2018	2017
Cash flows from operating activities
Net (loss) income	$(12,100)	$10,145
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Stock-based compensation	2,644	860
Amortization of debt issuance costs	370	1,210
Accretion of debt discount	327	738
Provision for deferred taxes	1,221	292
Depreciation and amortization	434	466
Net change in unrealized depreciation on investments	14,014	157
Income from equity method investments	(571)	(150)
Reclassification of cumulative dividends paid on forfeited restricted stock units to compensation and benefits expense	65	500
Other non-cash amounts	56	—
Changes in operating assets and liabilities:
Management fees receivable	4,389	1,341
Performance fees receivable	—	1,642
Distributions of income received from equity method investments	288	305
Purchase of investments	(244)	(1,290)
Sale of investments	290	—
Other assets	194	999
Accounts payable, accrued expenses and other liabilities	(3,521)	(13,642)
Net cash provided by operating activities	7,856	3,573
Cash flows from investing activities
Purchases of fixed assets	—	(34)
Capital contributions to equity method investments	(1,504)	(247)
Purchases of investments	—	(32,323)
Net cash used in investing activities	(1,504)	(32,604)
Cash flows from financing activities
Repayments of loans payable	—	(44,800)
Proceeds from issuance of senior unsecured debt	—	69,108
Capital contributions from non-controlling interests	2	23,000
Distributions to members and non-controlling interests	(14,697)	(14,121)
Debt issuance costs	—	(2,745)
Dividends paid	(2,814)	(3,045)
Repurchases of Class A common stock	—	(2,974)
Payments of tax withholdings related to net share settlement of restricted stock units	(308)	—
Net cash (used in) provided by financing activities	(17,817)	24,423
Net decrease in cash, cash equivalents and restricted cash equivalents	(11,465)	(4,608)
Cash, cash equivalents and restricted cash equivalents, beginning of period	36,327	54,563
Cash, cash equivalents and restricted cash equivalents, end of period	$24,862	$49,955

See accompanying notes to condensed consolidated financial statements

F-312

Medley Management Inc.

Condensed Consolidated Statements of Cash Flows (unaudited)

(Amounts in thousands)

	For the Six Months Ended June 30,
	2018	2017
Reconciliation of cash, cash equivalents, and restricted cash equivalents reported on the condensed consolidated balance sheets to the total of such amounts reported on the condensed consolidated statements of cash flows
Cash and cash equivalents	$24,862	$47,298
Restricted cash equivalents	—	2,657
Total cash, cash equivalents and restricted cash equivalents	$24,862	$49,955

Supplemental disclosure of non-cash investing and financing activities
Net deferred tax impact on cumulative effect of accounting change due to the adoption of the new revenue recognition standard (Note 2)	(125)	—
Reclassification of the income tax impact on cumulative effect of accounting change due to the adoption of accounting standards update 2016-01 (Note 2)	649
Reclassification of the income tax impact of the Tax Cuts and Jobs Act on items within accumulated other comprehensive loss to retained earnings due to the early adoption of accounting standards update 2018-02 (Note 2)	207	—
Deferred tax asset impact on cumulative effect of accounting change due to the adoption of accounting standards update 2016-09 (Note 2)	—	118
Issuance of non-controlling interest at fair value	56	—

See accompanying notes to condensed consolidated financial statements

F-313

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

1. ORGANIZATION AND BASIS OF PRESENTATION

Medley Management Inc. is an alternative asset management firm offering yield solutions to retail and institutional investors. The Company's national direct origination franchise provides capital to the middle market in the United States of America. Medley Management Inc., through its consolidated subsidiary, Medley LLC, provides investment management services to permanent capital vehicles, long-dated private funds and separately managed accounts and serves as the general partner to the private funds, which are generally organized as pass-through entities. Medley LLC is headquartered in New York City.

The Company’s business is currently comprised of only one reportable segment, the investment management segment, and substantially all of the Company operations are conducted through this segment. The investment management segment provides investment management services to permanent capital vehicles, long-dated private funds and separately managed accounts. The Company conducts its investment management business in the U.S., where substantially all its revenues are generated.

Initial Public Offering of Medley Management Inc.

Medley Management Inc. was incorporated on June 13, 2014 and commenced operations on September 29, 2014 upon the completion of its initial public offering (“IPO”) of its Class A common stock. Medley Management Inc. raised $100.4 million, net of underwriting discount, through the issuance of 6,000,000 shares of Class A common stock at an offering price to the public of $18.00 per share. Medley Management Inc. used the offering proceeds to purchase 6,000,000 newly issued LLC Units (defined below) from Medley LLC. Prior to the IPO, Medley Management Inc. had not engaged in any business or other activities except in connection with its formation and IPO.

In connection with the IPO, Medley Management Inc. issued 100 shares of Class B common stock to Medley Group LLC (“Medley Group”), an entity wholly owned by the pre-IPO members of Medley LLC. For as long as the pre-IPO members and then-current Medley personnel hold at least 10% of the aggregate number of shares of Class A common stock and LLC Units (defined below) (excluding those LLC Units held by Medley Management Inc.) then outstanding, the Class B common stock entitles Medley Group to a number of votes that is equal to 10 times the aggregate number of LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of Class B common stock and entitle each other holder of Class B common stock, without regard to the number of shares of Class B common stock held by such other holder, to a number of votes that is equal to 10 times the number of membership units held by such holder. The Class B common stock does not participate in dividends and does not have any liquidation rights.

 Medley LLC Reorganization

In connection with the IPO, Medley LLC amended and restated its limited liability agreement to modify its capital structure by reclassifying the 23,333,333 interests held by the pre-IPO members into a single new class of units (“LLC Units”). The pre-IPO members also entered into an exchange agreement under which they (or certain permitted transferees thereof) have the right, subject to the terms of an exchange agreement, to exchange their LLC Units for shares of Medley Management Inc.’s Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. In addition, pursuant to the amended and restated limited liability agreement, Medley Management Inc. became the sole managing member of Medley LLC.

The pre-IPO owners were, subject to limited exceptions, prohibited from transferring any LLC Units held by them or any shares of Class A common stock received upon exchange of such LLC Units, until September 29, 2017, which was the third anniversary of the date of the closing of the IPO, without the Company’s consent. Thereafter and prior to the fourth and fifth anniversaries of the closing of the IPO, such holders may not transfer more than 33 1/3% and 66 2/3%, respectively, of the number of LLC Units held by them, together with the number of any shares of Class A common stock received by them upon exchange therefore, without the Company’s consent.

Basis of Presentation

The accompanying condensed consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of Medley Management Inc., Medley LLC and its consolidated subsidiaries (collectively, “Medley” or the “Company”). Additionally, the accompanying condensed consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP may be omitted. In the opinion of management, the unaudited condensed consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. Therefore, this Form 10-Q should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for any future interim period or the full year ending December 31, 2018.

F-314

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

In accordance with Accounting Standards Codification (“ASC”) 810, Consolidation, the Company consolidates those entities where it has a direct and indirect controlling financial interest based on either a variable interest model or voting interest model. As such, the Company consolidates entities that the Company concludes are variable interest entities (“VIEs”), for which the Company is deemed to be the primary beneficiary and entities in which it holds a majority voting interest or has majority ownership and control over the operational, financial and investing decisions of that entity.

For legal entities evaluated for consolidation, the Company must determine whether the interests that it holds and fees paid to it qualify as a variable interest in an entity. This includes an evaluation of the management fees and performance fees paid to the Company when acting as a decision maker or service provider to the entity being evaluated. If fees received by the Company are customary and commensurate with the level of services provided, and the Company does not hold other economic interests in the entity that would absorb more than an insignificant amount of the expected losses or returns of the entity, the interest that the Company holds would not be considered a variable interest. The Company factors in all economic interests including proportionate interests through related parties, to determine if fees are considered a variable interest.

An entity in which the Company holds a variable interest is a VIE if any one of the following conditions exist: (a) the total equity investment at risk is not sufficient to permit the legal entity to finance its activities without additional subordinated financial support, (b) the holders of equity investment at risk have the right to direct the activities of the entity that most significantly impact the legal entity’s economic performance, (c) the voting rights of some investors are disproportionate to their obligation to absorb losses or rights to receive returns from a legal entity. For limited partnerships and other similar entities, non-controlling investors must have substantive rights to either dissolve the fund or remove the general partner (“kick-out rights”) in order to not qualify as a VIE.

For those entities that qualify as a VIE, the primary beneficiary is generally defined as the party who has a controlling financial interest in the VIE. The Company is generally deemed to have a controlling financial interest if it has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, and the obligation to absorb losses or receive benefits from the VIE that could potentially be significant to the VIE. The Company determines whether it is the primary beneficiary of a VIE at the time it becomes initially involved with the VIE and reconsiders that conclusion continuously. The primary beneficiary evaluation is generally performed qualitatively on the basis of all facts and circumstances. However, quantitative information may also be considered in the analysis, as appropriate. These assessments require judgment. Each entity is assessed for consolidation on a case-by-case basis.

For those entities evaluated under the voting interest model, the Company consolidates the entity if it has a controlling financial interest. The Company has a controlling financial interest in a voting interest entity (“VOE”) if it owns a majority voting interest in the entity.

Consolidated Variable Interest Entities

Medley Management Inc. is the sole managing member of Medley LLC and, as such, it operates and controls all of the business and affairs of Medley LLC and, through Medley LLC, conducts its business. Under ASC 810, Medley LLC meets the definition of a VIE because the equity of Medley LLC is not sufficient to permit business activities without additional subordinated financial support. Medley Management Inc. has the obligation to absorb expected losses that could be significant to Medley LLC and holds 100% of the voting power, therefore Medley Management Inc. is considered to be the primary beneficiary of Medley LLC.

As a result, Medley Management Inc. consolidates the financial results of Medley LLC and its subsidiaries and records a non-controlling interest for the economic interest in Medley LLC held by the non-managing members. As of June 30, 2018, Medley Management Inc.’s and the non-managing members’ economic interests in Medley LLC are 18.6% and 81.4%, respectively, and as of December 31, 2017, were 18.7% and 81.3%, respectively. Net income (loss) attributable to the non-controlling interests in Medley LLC on the consolidated statements of operations represents the portion of earnings attributable to the economic interest in Medley LLC held by its non-managing members. Non-controlling interests in Medley LLC on the consolidated balance sheets represents the portion of net assets of Medley LLC attributable to the non-managing members based on total LLC Units of Medley LLC owned by such non-managing members.

As of June 30, 2018 and 2017, Medley LLC had four majority owned subsidiaries, SIC Advisors LLC, Medley Seed Funding I LLC, Medley Seed Funding II LLC and STRF Advisors LLC, which are consolidated VIEs. Each of these entities were organized as a limited liability company and was legally formed to either manage a designated fund or to strategically invest capital as well as isolate business risk. As of June 30, 2018, total assets and total liabilities, after eliminating entries, of these VIEs reflected in the consolidated balance sheets were $50.7 million and $12.9 million, respectively. As of December 31, 2017, total assets and total liabilities, after eliminating entries, of these VIEs reflected in the consolidated balance sheets were $63.3 million and $13.0 million, respectively. Except to the extent of the assets of these VIEs that are consolidated, the holders of the consolidated VIEs’ liabilities generally do not have recourse to the Company.

F-315

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Seed Investments

The Company accounts for seed investments through the application of the voting interest model under ASC 810-10-25-1 through 25-14 and consolidates a seed investment when the investment advisor holds a controlling interest, which is, in general, 50% or more of the equity in such investment. For seed investments in which the Company does not hold a controlling interest, the Company accounts for such seed investment under the equity method of accounting, at its ownership percentage of such seed investment’s net asset value.

The Company seed funded $2.1 million to Sierra Total Return Fund ("STRF"), which commenced investment operations in June 2017. As of June 30, 2018, the Company owned 100% of the equity of STRF and, as such, consolidates STRF in its condensed consolidated financial statements.

The condensed balance sheet of STRF as of June 30, 2018 and December 31, 2017 is presented in the table below.

	As of
	June 30, 2018	December 31, 2017
	(Amounts in thousands)
Assets
Cash and cash equivalents	$302	$164
Investments, at fair value	1,948	2,005
Other assets	336	1,698
Total assets	$2,586	$3,867
Liabilities and Equity
Accrued expenses and other liabilities	$430	$1,744
Equity	2,156	2,123
Total liabilities and equity	$2,586	$3,867

As of June 30, 2018, the Company's condensed consolidated balance sheet reflects the elimination of $0.3 million of other assets, $0.1 million of accrued expenses and other liabilities and $2.2 million of equity as a result of the consolidation of STRF. As of December 31, 2017, the Company's condensed consolidated balance sheet reflects the elimination of $1.0 million of other assets, $1.5 million of accrued expenses and other liabilities and $2.1 million of equity as a result of the consolidation of STRF. During the three and six months ended June 30, 2018 and 2017, the fund did not generate any significant income or losses from operations.

Non-Consolidated Variable Interest Entities

The Company holds interests in certain VIEs that are not consolidated because the Company is not deemed the primary beneficiary. The Company's interest in these entities is in the form of insignificant equity interests and fee arrangements. The maximum exposure to loss represents the potential loss of assets by the Company relating to these non-consolidated entities.

As of June 30, 2018, the Company recorded investments, at fair value, attributed to these non-consolidated VIEs of $5.2 million, receivables of $1.7 million included as a component of other assets and a clawback obligation of $7.2 million included as a component of accounts payable, accrued expenses and other liabilities on the Company’s consolidated balance sheets. The clawback obligation assumes a hypothetical liquidation of a fund’s investments, at their then current fair values, and a portion of tax distributions relating to performance fees which would need to be returned. As of December 31, 2017, the Company recorded investments, at fair value, attributed to non-consolidated VIEs of $4.8 million, receivables of $2.4 million included as a component of other assets and a clawback obligation of $7.2 million included as a component of accounts payable, accrued expenses and other liabilities on the Company’s consolidated balance sheets. As of June 30, 2018, the Company’s maximum exposure to losses from these entities is $7.0 million.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Management’s estimates are based on historical experience and other factors, including expectations of future events that management believes to be reasonable under the circumstances. These assumptions and estimates also require management to exercise judgment in the process of applying the Company’s accounting policies. Significant estimates and assumptions by management affect the carrying value of investments, performance compensation payable and certain accrued liabilities. Actual results could differ from these estimates, and such differences could be material.

F-316

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Non-Controlling Interests in Consolidated Subsidiaries

Non-controlling interests in consolidated subsidiaries represent the component of equity in such consolidated entities held by third-parties. These interests are adjusted for contributions to and distributions from Medley entities and are allocated income or loss from Medley entities based on their ownership percentages.

Redeemable Non-Controlling Interests

Redeemable non-controlling interests represents interests of certain third parties that are not mandatorily redeemable but redeemable for cash or other assets at a fixed or determinable price or a fixed or determinable date, at the option of the holder or upon the occurrence of an event that is not solely within the control of the Company. These interests are classified in the mezzanine section on the Company's condensed consolidated balance sheets.

Cash and Cash Equivalents

Cash and cash equivalents include liquid investments in money market funds and demand deposits. The Company had cash balances with financial institutions in excess of Federal Deposit Insurance Corporation insured limits as of June 30, 2018 and December 31, 2017. The Company monitors the credit standing of these financial institutions and has not experienced, and has no expectations of experiencing, any losses with respect to such balances.

Investments

Investments include equity method investments that are not consolidated but over which the Company exerts significant influence. The Company measures the carrying value of its public non-traded equity method investment at Net Asset Value ("NAV") per share. The Company measures the carrying value of its privately-held equity method investments by recording its share of the underlying income or loss of these entities.

Unrealized appreciation (depreciation) resulting from changes in fair value of the equity method investments is reflected as a component of investment income in the consolidated statements of operations along with the income and expense allocations from such investments. The Company evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investments may not be recoverable.

The carrying amounts of equity method investments are reflected in investments in the consolidated balance sheets. As the underlying entities that the Company manages and invests in are, for U.S. GAAP purposes, primarily investment companies which reflect their investments at estimated fair value, the carrying value of the Company’s equity method investments in such entities approximates fair value. The Company evaluates its equity-method investments for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investments may not be recoverable.

For presentation in its consolidated statements of cash flows, the Company treats distributions received from certain equity method investments using the cumulative earnings approach. Under the cumulative earnings approach, an investor would compare the distributions received to its cumulative equity-method earnings since inception. Any distributions received up to the amount of cumulative equity earnings would be considered a return on investment and classified in operating activities. Any excess distributions would be considered a return of investment and classified in investing activities.

Investments also include publicly traded common stock. The Company measures the fair value of its publicly traded common stock at the quoted market price on the primary market or exchange on which they trade. Any realized gains (losses) from the sale of investments and unrealized appreciation (depreciation) resulting from changes in fair value are recorded in other income (expenses), net.

In connection with the adoption of the new revenue recognition guidance, ASC 606, Revenue from Contracts, on January 1, 2018, the Company reassessed its accounting policy for performance fees earned during the period which represent a capital allocation to the general partner or investment manager. As a result of this reassessment the Company has determined that it should account for such performance fees within the scope of ASC 323, Investments - Equity Method and Joint Ventures. Accordingly, these performance fees are now classified as carried interest within investment income on the Company's consolidated statements of operations and balances due for such fees are included as a part of equity method investments within Investments, at fair value on the Company's consolidated balance sheets. The Company has applied this change in accounting principle on a full retrospective basis, and prior periods presented have been reclassified to conform to the current period's presentation.

Investments also include the Company's investment in CK Pearl Fund, L.P. which is measured at cost less impairment. The Company performs a quantitative and qualitative assessment at each reporting date to determine whether the investment is impaired and an impairment loss equal to the difference between the carrying value and fair value is recorded within other income (expenses), net on the Company's condensed consolidated statement of operations if an impairment has been determined.

F-317

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

 Revenues

As further described under Recently Issued Accounting Pronouncements Adopted as of January 1, 2018, the Company adopted new revenue recognition guidance for revenue from contracts with customers , effective January 1, 2018 using the modified retrospective approach. The adoption of this new guidance did not have an impact on the Company's accounting for management fees, administrative fees and loan administration fees.

Management Fees

Medley provides investment management services to both public and private investment vehicles. Management fees include base management fees, other management fees, and Part I incentive fees, as described below.

Base management fees are calculated based on either (i) the average or ending gross assets balance for the relevant period, (ii) limited partners’ capital commitments to the funds, (iii) invested capital, (iv) NAV or (v) lower of cost or market value of a fund’s portfolio investments. Depending upon the contracted terms of the investment management agreement, management fees are paid either quarterly in advance or quarterly in arrears, and are recognized as earned over the period the services are provided.

Certain management agreements provide for Medley to receive other management fee revenue derived from up front origination fees paid by the funds' and/or separately managed accounts' underlying portfolio companies. These fees are recognized when the Company becomes entitled to such fees.

Certain management agreements also provide for Medley to receive Part I incentive fee revenue derived from net investment income (excluding gains and losses) above a hurdle rate. As it relates to Medley Capital Corporation (“MCC”), these fees are subject to netting against realized and unrealized losses. Part I incentive fees are paid quarterly and are recognized as earned in the period the services are provided.

Performance Fees

Performance fees are contractual fees which do not represent a capital allocation of income to the general partner or investment manager that are earned based on the performance of certain funds, typically, the Company’s separately managed accounts. Performance fees are earned based on the fund performance during the period, subject to the achievement of minimum return levels in accordance with the respective terms set out in each fund’s investment management agreement.

Prior to the adoption of ASC 606, effective January 1, 2018, the Company accounted for performance fees under Method 2 of ASC 605, Revenue Recognition , for revenue based on a formula. Under this method, performance fees for any period were based upon an assumed liquidation of the underlying fund's net assets on the reporting date and were subject to reversal to the extent that cumulative previously recognized performance fees exceeded the amount due to the general partner or investment manager based on a fund's cumulative investment returns. Upon the adoption of ASC 606, the Company accounts for performance fees in accordance with this new standard, and will only recognize performance fees when it is probable that a significant reversal of such fees will not occur in the future.

During the three months ended June 30, 2018 and 2017, the Company did not record any reversals of previously recognized performance fees. During the six months ended June 30, 2018 and 2017, the Company recorded no reversals of previously recognized performance fees and a reversal of $2.2 million of previously recognized performance fees, respectively, under the previous revenue recognition standard.

Other Revenues and Fees

Medley provides administrative services to certain affiliated funds and is reimbursed for direct and allocated expenses incurred in providing such administrative services, as set forth in the respective underlying agreements. These fees are recognized as revenue in the period administrative services are rendered. Medley also acts as the administrative agent on certain deals for which Medley may earn loan administration fees and transaction fees. These fees are recognized as revenue over the period to which the fees directly relate.

Carried Interest

Carried interest are performance based fees that represent a capital allocation of income to the general partner or investment manager. Carried interest are allocated to the Company based on cumulative fund performance to date, subject to the achievement of minimum return levels in accordance with the respective terms set out in each fund’s governing documents.

F-318

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Prior to January 1, 2018, the Company accounted for carried interest under Method 2 of ASC 605, as previously described above. Upon adoption of ASC 606, the Company reassessed its accounting policy for carried interest, and determined that carried interest is within the scope of the accounting for equity method investments, ASC 323, Investments-Equity Method and Joint Ventures, and, as such, is not within the scope of ASC 606. Under ASC 323, the Company records carried interest in a consistent manner as it historically had which is based upon an assumed liquidation of that fund's net assets as of the reporting date, regardless of whether such amounts have been realized. For any given period, carried interest on the Company's condensed consolidated statements of operations may include reversals of previously recognized carried interest due to a decrease in the value of a particular fund that results in a decrease of cumulative fees earned to date. Since fund return hurdles are cumulative, previously recognized carried interest also may be reversed in a period of appreciation that is lower than the particular fund's hurdle rate.

Carried interest received in prior periods may be required to be returned by the Company in future periods if the funds’ investment performance declines below certain levels. Each fund is considered separately in this regard and, for a given fund, carried interest can never be negative over the life of a fund. If upon a hypothetical liquidation of a fund’s investments, at their then current fair values, previously recognized and distributed carried interest would be required to be returned, a liability is established for the potential clawback obligation. As of June 30, 2018, the Company had not received any carried interest distributions, except for tax distributions related to the Company’s allocation of net income, which included an allocation of carried interest. Pursuant to the organizational documents of each respective fund, a portion of these tax distributions may be subject to clawback. As of June 30, 2018, the Company had accrued $7.2 million for clawback obligations that would need to be paid if the funds were liquidated at fair value as of the end of the reporting period. The Company’s actual obligation, however, would not become payable or realized until the end of a fund’s life.

Other Investment Income (loss)

Other investment income is comprised of unrealized appreciation (depreciation) resulting from changes in fair value of the Company's equity method investments in addition to the income and expense allocations from such investments.

Stock-based Compensation

Stock-based compensation expense relating to equity based awards are measured at fair value as of the grant date, reduced for actual forfeitures in the period they occur, and expensed over the requisite service period on a straight-line basis as a component of compensation and benefits on the Company's consolidated statements of operations.

Income Taxes

The Company accounts for income taxes using the asset and liability approach, which requires the recognition of tax benefits or expenses for temporary differences between the financial reporting and tax basis of assets and liabilities. A valuation allowance is established when necessary to reduce deferred tax assets to the amounts expected to be realized. The Company also recognizes a tax benefit from uncertain tax positions only if it is “more likely than not” that the position is sustainable based on its technical merits. The Company’s policy is to recognize interest and penalties on uncertain tax positions and other tax matters as a component of its provision for income taxes. For interim periods, the Company accounts for income taxes based on its estimate of the effective tax rate for the year. Discrete items and changes in its estimate of the annual effective tax rate are recorded in the period they occur.

Medley Management Inc. is subject to U.S. federal, state and local corporate income taxes on its allocable portion of the income of Medley LLC at prevailing corporate tax rates. Medley LLC and its subsidiaries are not subject to federal, state and local corporate income taxes since all income, gains and losses are passed through to its members. However, a portion of taxable income from Medley LLC and its subsidiaries are subject to New York City’s unincorporated business tax, which is included in the Company’s provision for income taxes.

The Company analyzes its tax filing positions in all of the U.S. federal, state and local tax jurisdictions where it is required to file income tax returns, as well as for all open tax years in these jurisdictions. If, based on this analysis, the Company determines that uncertainties in tax positions exist, a liability is established.

Class A Earnings per Share

The Company computes and presents earnings per share using the two-class method. Under the two-class method, the Company allocates earnings between common stock and participating securities. The two-class method includes an earnings allocation formula that determines earnings per share for each class of common stock according to dividends declared and undistributed earnings for the period. For purposes of calculating earnings per share, the Company reduces its reported net earnings by the amount allocated to participating securities to arrive at the earnings allocated to Class A common stockholders. Earnings are then divided by the weighted average number of Class A common stock outstanding to arrive at basic earnings per share. Diluted earnings per share reflects the potential dilution beyond shares for basic earnings per share that could occur if securities or other contracts to issue common stock were exercised, converted into common stock, or resulted in the issuance of common stock that would have shared in our earnings. Participating securities consist of the Company's unvested restricted stock units that contain non-forfeitable rights to dividend equivalent payments, whether paid or unpaid, in the number of shares outstanding in its basic and diluted calculations.

F-319

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Reclassification of Prior Period Presentation

On January 1, 2018, the Company elected a change in accounting policy to account for performance fees earned which represent a capital allocation to the general partner or investment manager under ASC 323, Investments - Equity Method and Joint Ventures. As a result of this change in accounting policy, certain prior year amounts have been reclassified for consistency with the current period presentation. Performance fees earned which represent a capital allocation to the general partner or investment manager were reclassified from performance fees to investment income along with capital-based allocations of income and losses from our equity method investments, which were previously classified under other income (expense), net on the condensed consolidated statements of operations. On the Company's condensed consolidated balance sheet, receivable amounts related to such performance fees were reclassified from performance fees receivable to investments, at fair value. There were no changes to the income allocations from our equity method investments, which are still included within investments, at fair value. These reclassifications had no net effect on the reported condensed consolidated statements of operations or condensed consolidated balance sheets for any period.

Additionally, the Company has reclassified $0.2 million of cash and cash equivalents of consolidated fund as of December 31, 2017 to cash and cash equivalents on the Company's condensed consolidated balance sheets to conform to the current year's presentation.

Recently Issued Accounting Pronouncements Adopted as of January 1, 2018

In May 2014, the FASB issued accounting standards update ("ASU") 2014-09, Revenue from Contracts with Customers (ASC 606) , and since then, has issued several amendments intended to provide interpretive clarifications and to reduce the cost and complexity of applying the new revenue recognition standard, both at transition and on an ongoing basis. The core principle of this guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. To achieve this, entities will apply a five step approach: (1) identify the contract(s) with a customer, (2) identify the performance obligations within the contract, (3) determine the transaction price, (4) allocate the transaction price to the separate performance obligations and (5) recognize revenue when, or as, each performance obligation is satisfied. The guidance also requires advanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers.

This guidance became effective for the Company beginning on January 1, 2018 and entities had the option of adopting this guidance using either a full retrospective or a modified retrospective approach. The Company has adopted this guidance as of January 1, 2018 using the modified retrospective method. Under this method, the Company recognized the cumulative-effect of adoption of this guidance as an adjustment to equity as of January 1, 2018, as further described below, but did not restate prior periods presented in its condensed consolidated financial statements.

Effective January 1, 2018, the Company’s current policy of recognizing performance fees earned from certain funds and separately managed accounts, which do not represent a capital allocation to the general partner or investment manager changed. Previously such fees were recognized on a hypothetical liquidation basis as of each reporting date (Method 2 of ASC 605, Revenue Recognition , for revenue based on a formula). Effective January 1, 2018, the Company will not be able to recognize such fees until such time that it is probable that a significant reversal in cumulative performance fees will not occur in the future. For performance fees earned which represent a capital allocation to the general partner or investment manager, the Company effected a change in accounting policy and now accounts for them under ASC 323, Investments - Equity Method and Joint Ventures. As such, these types of performance fees are not in the scope of the new revenue recognition standard. The Company expects that the pattern and amount of recognition under this new policy will not differ materially from the Company’s historical recognition of such fees, however the presentation and disclosure of such fees and the income from capital allocations related to these fees were altered. This change in accounting policy for performance fees earned which represent a capital allocation to the general partner or investment manager was retrospectively applied.

Additionally, as of January 1, 2018, the Company no longer defers reimbursable organizational, offering and other pre-launch costs associated with a fund’s formation. Effective January 1, 2018, the Company began expensing such costs as incurred until the respective fund commences operations and receives third party committed capital. Reimbursements for these costs will be recognized as a component of other revenues in the Company’s consolidated statements of operations when the respective fund commences operations and receives third party committed capital.

As a result of the adoption of the new revenue recognition guidance, the Company recorded a cumulative effect decrease to equity of $3.6 million, net of benefit from income taxes of $0.1 million, as of January 1, 2018, which relates to (1) certain performance fee revenue that would not have met the “probable that significant reversal will not occur” criteria of $3.0 million and (2) the reversal of reimbursable fund formation costs which were deferred on the Company’s consolidated balance sheet of $0.7 million. Also, certain reimbursable costs incurred on behalf of the Company's funds that were previously presented net in the Company's consolidated statements of operations are now presented on a gross basis beginning January 1, 2018. There were no changes from the way the Company previously recognized management fees, administrative fees and loan administration fees as the result of its adoption of ASU 2014-09 or its change in accounting policy for performance fees earned which represent a capital allocation to the general partner or investment manager.

F-320

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities , which requires that all investments in equity securities (except those accounted for under the equity method of accounting) be measured at fair value with changes in fair value recognized in net income. This guidance eliminates the available-for-sale classification for equity securities with readily determinable fair values. However, companies may elect to measure equity investments that do not have readily determinable fair values at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. The Company adopted this guidance effective January 1, 2018. Under this new guidance, changes in the fair value of available-for-sale securities will no longer be classified in the Company's consolidated statements of comprehensive income but rather as a component of other income (expense), net in its consolidated statements of operations. As a result of the adoption of this ASU, on January 1, 2018, the Company reclassed $1.3 million of cumulative unrealized losses, net of income tax benefit, from accumulated other comprehensive (loss) income to accumulated deficit on the Company's condensed consolidated balance sheet. Also, on the adoption date, the Company elected the measurement alternative provided under ASC 321, Investments - Equity Securities and will now account for its investment in CK Pearl Fund, L.P. at cost less impairment, adjusted for observable price changes for an identical or similar investment of the same issuer. The adoption of this guidance may have a significant impact to the consolidated statements of operations going forward as any changes to the fair value of the Company's publicly traded securities that were previously accounted for as available-for-sale securities will now be reflected within other income on the Company's consolidated statements of operations.

In May 2017, the FASB issued ASU 2017-09, Scope of Modification Accounting. This guidance clarifies when changes to share-based payment awards must be accounted for as modifications. The guidance requires an entity to apply modification accounting guidance if the value, vesting conditions or classification of the award changes but will provide relief to entities that make non-substantive changes to their share-based payment awards. The Company adopted this guidance effective January 1, 2018. The Company has evaluated the impact of adopting this standard on its consolidated financial statements, and it did not have a significant impact on the Company's consolidated financial statements.

In February 2018, the FASB issued ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income . This guidance permits entities to reclassify tax effects stranded in accumulated other comprehensive income (OCI) as a result of tax reform to retained earnings. An entity can apply this new guidance either (1) in the period of adoption or (2) retrospectively to each period in which the income tax effects of the 2017 Tax Cuts and Jobs Act related to items in accumulated OCI are recognized. The Company early adopted ASU 2018-02 effective January 1, 2018 and applied this new guidance in the period of adoption. As a result, $0.2 million of income taxes stranded in accumulated other comprehensive income was reclassified to accumulated deficit.

In February 2018, the FASB issued ASU 2018-03, Technical Corrections and Improvements to Financial Instruments - Overall (Subtopic 825-10) Recognition and Measurement of Financial Assets and Financial Liabilities . ASU 2018-03 clarifies certain aspects of the guidance issued in ASU 2016-01. The clarifications in this accounting standards update relate to three classes of financial instruments: (1) equity securities without a readily determinable fair value, (2) financial liabilities for which the fair value option is elected and (3) forward contracts and purchase options on equity securities without a readily determinable fair value for which the measurement alternative is expected to be applied, This new guidance became effective for the Company on July 1, 2018 and the Company adopted such guidance as of that date. The adoption of this guidance did not have a significant impact on the Company's consolidated financial statements.

Recently Issued Accounting Pronouncements Not Yet Adopted

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This guidance requires an entity to recognize assets and liabilities arising from a lease for both financing and operating leases, along with additional qualitative and quantitative disclosures. This new guidance will become effective for the Company on January 1, 2019, with early adoption permitted. The Company is currently evaluating the impact of adopting this standard on its consolidated financial statements. However, the adoption of this guidance is expected to result in a significant increase in total assets and total liabilities, but is not expected to have a significant impact on the Company's consolidated statements of operations.

The Company does not believe any other recently issued, but not yet effective, revisions to authoritative guidance will have a material effect on its consolidated balance sheets, results of operations or cash flows.

F-321

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

3. REVENUES FROM CONTRACTS WITH CUSTOMERS

The majority of the Company's revenues are derived from investment management and advisory contracts that are accounted for in accordance with the new revenue recognition standard, ASC 606.

Performance Obligations

Performance obligations are the unit of account under the new revenue recognition standard and represent the distinct goods or services that are promised to the customer. The majority of the Company's contracts have a single performance obligation to provide asset management, advisory and other related services to permanent capital vehicles, long-dated private funds and separately managed accounts. The Company also has a separate performance obligation to act as an agent for certain third party lenders and provide loan administration services to certain borrowers. These loan administration services also represent a single performance obligation.

The Company primarily provides investment management services to a fund by managing the fund’s investments and maximizing returns on those investments. The Company’s asset management, advisory and other related services are transferred over time to the customer on a day-to-day basis. The contracts with each fund create a distinct performance obligation for each quarter the Company provides the promised services to the customer, from which the customer can benefit from each individual quarter of service. Furthermore, each quarter of the promised services is considered separately identifiable because there is no integration of the promised services between quarters, each quarter does not modify services provided prior to that quarter, and the services provided are not interdependent or interrelated. Most services provided to these funds are provided continuously over the contract period, so the services in the contract generally represents a single performance obligation comprising a series of distinct service periods. A contract’s transaction price is allocated to the series of distinct services that constitute a single performance obligation and recognized as revenue when, or as, the performance obligation is satisfied.

The management fees earned by the Company are largely dependent on fluctuations in the market and, thus, the determination of such fees is highly susceptible to factors outside the Company's influence. Management fees typically have a large number and broad range of possible consideration amounts and historical experience is generally not indicative of future performance of the market. Hence, the Company is applying the exemption provided under the new revenue recognition guidance as the Company is unable to estimate the aggregate amount of the transaction price allocated to the performance obligations that are unsatisfied and the variable consideration is allocated entirely to a wholly unsatisfied performance obligation.

The new revenue recognition standard also revises the criteria for determining if an entity is acting as a principal or agent in certain arrangements. Depending on whether the Company is acting as the principal or as an agent, certain reimbursable expenses that were previously recorded net are now presented as an expense on a gross basis on the Company's condensed consolidated statement of operations.

Significant Judgments

The Company's contracts with customers generally include a single performance obligation to provide asset management, advisory and other related services on a quarterly basis. Revenues are recognized as such performance obligation is satisfied and the constraint on the management fees is lifted on a quarterly basis, hence, the Company does not need to exercise significant judgments in regards to management fees. Consideration for management fees is received on a quarterly basis as the performance obligations is satisfied.

With respect to performance fees based on the economic performance of its SMAs, significant judgment is required when determining recognition of revenues. Such judgments include:

●	whether the fund is near final liquidation

●	whether the fair value of the remaining assets in the fund is significantly in excess of the threshold at which the Company would earn an incentive fee

●	the probability of significant fluctuations in the fair value of the remaining assets

●	the SMA’s remaining investments are under contract for sale with contractual purchase prices that would result in no clawback and it is highly likely that the contracts will be consummated

F-322

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

As such, the Company will consider the above factors at each reporting period to determine whether there is an amount of the SMA performance fees which should be recognized as revenue because it is probable that there will not be a significant future revenue reversal, hence, the “constraint” on the performance fees has been lifted.

The Company accounts for performance fees which represent capital allocations to the general partner or investment manager pursuant to accounting rules relating to investments accounted for under the equity method of accounting. As such, these types of performance fees are not within the scope of the new revenue recognition standard and the above significant judgments and constraints do not apply to them. Refer to Note 2 “ Summary of Significant Accounting Policies ” and Note 4 " Investments " for additional information.

Revenue by Category

The following tables presents the Company's revenue from contracts with customers disaggregated by type of customer for the three and six months ended June 30, 2018.

For the Three Months Ended June 30, 2018	Permanent Capital Vehicles	Long-dated Private Funds	SMAs	Other	Total
	(Amounts in thousands)
Management fees	$8,374	$1,983	$1,608	$—	$11,965
Performance fees	—	—	—	—	—
Other revenues and fees	1,920	—	—	1,118	3,038
Total revenues from contracts with customers	$10,294	$1,983	$1,608	$1,118	$15,003

For the Six Months Ended June 30, 2018	Permanent Capital Vehicles	Long-dated Private Funds	SMAs	Other	Total
	(Amounts in thousands)
Management fees	$16,767	$4,043	$3,240	$—	$24,050
Performance fees	—	—	—	—	—
Other revenues and fees	3,765	—	—	1,602	5,367
Total revenues from contracts with customers	$20,532	$4,043	$3,240	$1,602	$29,417

The Other revenues and fees balances above primarily consist of revenues earned by Medley while serving as loan administrative agent on certain deals, including loan administration fees and transaction fees. Additionally, this balance includes reimbursable origination and deal expenses as well as reimbursable entity formation and organizational expenses.

The Company's asset management, advisory and other related services are transferred over time and the Company recognizes these revenues over time as well.

Contract Balances

For certain customers, the Company has a performance obligation to provide loan administration services. The timing of revenue recognition may differ from the timing of invoicing to such customers or receiving consideration. For the majority of these services cash deposits are received prior to the performance obligation being met. The performance obligation of acting as a loan administrator is satisfied over time, therefore, the Company defers any payments received upfront as deferred revenue and recognizes revenue on a pro-rata basis over time as the loan administrative services are performed.

These contract liabilities are reported as deferred revenue within accounts payable, accrued expenses and other liabilities on the condensed consolidated balance sheets and amounted to $0.2 million as of June 30, 2018. During the three months ended June 30, 2018, the Company recognized revenue from amounts included in deferred revenue of $0.2 million and received cash deposits of $0.2 million. During the six months ended June 30, 2018, the company recognized revenue from amounts included in deferred revenue of $0.3 million and received cash deposits of $0.3 million.

The Company did not have any contract assets as of June 30, 2018 or December 31, 2017.

F-323

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Comparative Tables

As the Company adopted the new revenue guidance (ASC 606) under the modified retrospective method, the Company is required to present what the Company's revenues would have been under the previous revenue guidance (ASC 605). The following tables present the reconciliation between the financial statement line items reported on the condensed consolidated balance sheet as of June 30, 2018 under ASC 606 to what would have been reported under the previous guidance ASC 605.

	As of June 30, 2018
	As Reported under ASC 606	Adjustments to reported balances	Balances under ASC 605
Assets	(Amounts in thousands)
Performance fees receivable	$—	$2,385	$2,385
Other assets	14,635	763	15,398
Liabilities
Accounts payable, accrued expenses and other liabilities	21,461	134	21,595
Equity
Accumulated deficit	(15,637)	573	(15,064)
Non-controlling interests in Medley LLC	(84,403)	2,441	(81,962)

F-324

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

The following tables present the reconciliation between the Company's reported condensed consolidated statement of operations for the three and six months ended June 30, 2018 under ASC 606 to what would have been reported under the previous revenue recognition guidance, ASC 605.

	For the three months ended June 30, 2018
	As Reported under ASC 606	Adjustments to reported balances	Balances under ASC 605
Revenues	(Amounts in thousands)
Management fees	$11,965	$—	$11,965
Performance fees	—	(404)	(404)
Other revenues and fees	3,038	(422)	2,616
Investment income (loss):
Carried interest	432	—	432
Other investment loss	(284)	—	(284)
Total Revenues	15,151	(826)	14,325

Expenses
Compensation and benefits	7,333	—	7,333
Performance fee compensation	(26)	—	(26)
General, administrative and other expenses	4,342	(413)	3,929
Total Expenses	11,649	(413)	11,236

Other Income (Expense)
Dividend income	960	—	960
Interest expense	(2,715)	—	(2,715)
Other expense, net	(4,011)	—	(4,011)
Total Other Expense, Net	(5,766)	—	(5,766)
Loss before provision for income taxes	(2,264)	(413)	(2,677)
Provision for income taxes	195	(36)	159
Net Loss	(2,459)	(377)	(2,836)
Net loss attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	(2,464)	—	(2,464)
Net income (loss) attributable to non-controlling interests in Medley LLC	133	(307)	(174)
Net Loss Attributable to Medley Management Inc.	$(128)	$(70)	$(198)

Net Loss Per Share of Class A Common Stock:
Basic	$(0.08)	$(0.01)	$(0.09)
Diluted	$(0.08)	$(0.01)	$(0.09)
Weighted average shares outstanding - Basic and Diluted	5,543,802	—	5,543,802

F-325

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

	For the three months ended June 30, 2018
	As Reported under ASC 606	Adjustments to reported balances	Balances under ASC 605
Revenues	(Amounts in thousands)
Management fees	$24,050	$—	$24,050
Performance fees	—	(602)	(602)
Other revenues and fees	5,367	(620)	4,747
Investment income (loss):
Carried interest	597	—	597
Other investment loss	(467)	—	(467)
Total Revenues	29,547	(1,222)	28,325

Expenses
Compensation and benefits	15,671	—	15,671
Performance fee compensation	(33)	—	(33)
General, administrative and other expenses	8,851	(608)	8,243
Total Expenses	24,489	(608)	23,881

Other Income (Expense)
Dividend income	2,389	—	2,389
Interest expense	(5,396)	—	(5,396)
Other expense, net	(13,766)	—	(13,766)
Total Other Expense, Net	(16,773)	—	(16,773)
Loss before provision for income taxes	(11,715)	(614)	(12,329)
Provision for income taxes	385	(20)	365
Net Loss	(12,100)	(594)	(12,694)
Net loss attributable to redeemable non-controlling interests and non-controlling interests in consolidated subsidiaries	(6,978)	—	(6,978)
Net loss attributable to non-controlling interests in Medley LLC	(3,766)	(484)	(4,250)
Net Loss Attributable to Medley Management Inc.	$(1,356)	$(110)	$(1,466)

Net Loss Per Share of Class A Common Stock:
Basic	$(0.34)	$(0.02)	$(0.36)
Diluted	$(0.34)	$(0.02)	$(0.36)
Weighted average shares outstanding - Basic and Diluted	5,513,719	—	5,513,719

Assets Recognized for the Costs to Obtain or Fulfill a Contract

As part of providing investment management services to a fund, the Company might incur certain placement fees to third parties for obtaining new investors for the fund. Any placement fees incurred to third party placement agents for placing investors into a fund are variable as it is based on a percentage of future fees and cannot be reasonably estimated. The Company determined that placement fees which are paid in cash over time, as fees are earned, do not relate to a new contract at the time the payment is made. These costs do not represent a cost to obtain a new contract but rather a cost to fulfill an existing contract. The Company does not recognize any assets for the incremental costs of obtaining or fulfilling a contract with a customer and expenses placement fees as incurred.

F-326

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

4. INVESTMENTS

Investments consist of the following:

	As of
	June 30, 2018	December 31, 2017
	(Amounts in thousands)
Equity method investments, at fair value	$14,986	$14,136
Investment in shares of MCC, at fair value	26,917	40,491
Investment held at cost less impairment	508	—
Investments of consolidated fund	1,948	2,005
Total investments, at fair value	$44,359	$56,632

Equity Method Investments

Medley measures the carrying value of its public non-traded equity method investment at NAV per share. Unrealized appreciation (depreciation) resulting from changes in NAV per share is reflected as a component of investment income in the consolidated statements of operations. The carrying value of the Company’s privately-held equity method investments is determined based on the amounts invested by the Company plus the equity in earnings or losses of the investee allocated based on the respective underlying agreements, less distributions received.

The Company evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investments may not be recoverable. There were no impairment losses recorded during the three and six months ended June 30, 2018 and 2017.

As of June 30, 2018 and December 31, 2017, the Company’s carrying value of its equity method investments was $15.0 million and $14.1 million, respectively. The Company's equity method investment in shares of Sierra Income Corporation (“SIC” or "Sierra"), a related party, were $8.1 million and $8.5 million as of June 30, 2018 and December 31, 2017, respectively. The remaining balance as of June 30, 2018 and December 31, 2017 relates primarily to the Company’s investments in Medley Opportunity Fund II, LP ("MOF II"), Medley Opportunity Fund III LP (“MOF III”), Medley Opportunity Fund Offshore III LP (“MOF III Offshore”) and Aspect-Medley Investment Platform B LP ("Aspect B").

For performance fees earned which represent a capital allocation to the general partner or investment manager, the Company elected a change in accounting policy and, as of January 1, 2018, accounts for them under the equity method of accounting . In addition, commencing on January 1, 2018, performance fees due to the Company are included as a part of equity method investments within investments, at fair value rather than as a component of performance fees receivable on the Company's condensed consolidated balance sheets. As of June 30, 2018 and December 31, 2017, the balance due to the Company for such performance fees was $0.8 million and $0.2 million, respectively. Revenues associated with these performance fees are classified as carried interest within investment income on the Company's condensed consolidated statements of operations.

The entities in which the Company's investments are accounted for under the equity method are considered to be related parties.

Investments in shares of MCC, at fair value

As of June 30, 2018 and December 31, 2017, the Company held 7,756,938 shares of MCC which are carried at fair value based upon the quoted market price on the exchange on which the shares trade. During the three and six months ended June 30, 2018, the Company recognized unrealized losses of $4.0 million and $13.6 million, respectively, which were included as a component of other income (expense), net on the Company’s condensed consolidated statements of operations.

Prior to the adoption of ASU 2016-01 on January 1, 2018, the Company's investment in shares of MCC were classified as available-for-sale securities, with cumulative unrealized gains (losses) recorded in other comprehensive income (loss). During the three and six months ended June 30, 2017, the Company recorded unrealized losses of $2.9 million and $2.4 million, respectively, as a component of other comprehensive income.

Investment Held at Cost Less Impairment

Effective January 1, 2018, the Company elected to use the measurement alternative provided under ASC 321, Investments- Equity Securities and measure its investment in CK Pearl at cost less impairment, adjusted for observable price changes for an identical or similar investment of the same issuer. The carrying amount of this investment was $0.5 million as of both June 30, 2018 and December 31, 2017. Prior to January 1, 2018, the Company's investment in CK Pearl was accounted for under the equity method. The carrying value of the Company's investment in CK Pearl is determined based on the financial information provided to the Company by the fund manager and the likelihood of recovering the Company's investment in the fund.

F-327

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Investments of consolidated fund

Medley measures the carrying value of investments held by its consolidated fund at fair value. As of June 30, 2018, and December 31, 2017, investments of consolidated fund consisted of $0.4 million of equity investments and $1.6 million of senior secured loans. Refer to Note 5 " Fair Value Measurements " for additional information.

5. FAIR VALUE MEASUREMENTS

Fair value is the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs to the valuation of the investment as of the measurement date. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:

●	Level I – Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

●	Level II – Valuations based on inputs other than quoted prices in active markets included in Level I, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non- active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

●	Level III – Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets and liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level III information, assuming no additional corroborating evidence.

The following tables summarize the fair value hierarchy of the Company's financial assets measured at fair value (in thousands):

	As of June 30, 2018
	Level I	Level II	Level III	Total
Assets
Investments of consolidated fund	$267	$—	$1,681	$1,948
Investment in shares of MCC	26,917	—	—	26,917
Total Assets	$27,184	$—	$1,681	$28,865

	As of December 31, 2017
	Level I	Level II	Level III	Total
Assets
Investments of consolidated fund	$435	$—	$1,570	$2,005
Investment in shares of MCC	40,491	—	—	40,491
Total Assets	$40,926	$—	$1,570	$42,496

F-328

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Included in investments of consolidated fund as of June 30, 2018 are Level I assets of $0.3 million in equity investments and Level III assets of $1.7 million, which consists of senior secured loans and equity investments. Included in investments of consolidated fund as of December 31, 2017 are Level I assets of $0.4 million in equity investments and Level III assets of $1.6 million, which consists of senior secured loans and preferred equity investments. The significant unobservable inputs used in the fair value measurement of Level III assets of the consolidated fund's investments in senior secured loans include market yields. Significant increases or decreases in market yields in isolation would result in a significantly higher or lower fair value measurement. There were no significant unrealized gains or losses related to the investments of consolidated fund for the three and six months ended June 30, 2018.

The following is a summary of changes in fair value of the Company's financial assets that have been categorized within Level III of the fair value hierarchy (in thousands):

	Level III Financial Assets as of June 30, 2018
	Balance at December 31, 2017	Purchases	Transfers In or (Out) of Level III	Unrealized Depreciation	Sale of Level III Assets	Balance at June 30, 2018
Investments of consolidated fund	$1,570	231	—	(9)	(111)	$1,681

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting all levels of the fair value hierarchy are reported as transfers in or out of Level I, II or III category as of the beginning of the quarter during which the reclassifications occur. There were no transfers between levels in the fair value hierarchy during the three and six months ended June 30, 2018.

When determining the fair value of publicly traded equity securities, the Company uses the quoted closing market price as of the valuation date on the primary market or exchange on which they trade. Our equity method investments for which fair value is measured at NAV per share, or its equivalent, using the practical expedient, are not categorized in the fair value hierarchy.

The Company's investments of consolidated fund are treated as investments at fair value and any realized and unrealized gains and losses from those investments are recorded through the condensed consolidated statement of operations. The Company's treatment is consistent with that of STRF, which is considered an investment company under ASC 946, Financial Services - Investment Companies, for standalone reporting purposes.

6. OTHER ASSETS

Other assets consist of the following:

	As of
	June 30, 2018	December 31, 2017
	(Amounts in thousands)
Fixed assets, net of accumulated depreciation and amortization of $2,804 and $2,370, respectively	$3,726	$4,160
Security deposits	1,975	1,975
Administrative fees receivable (Note 11)	1,966	1,903
Deferred tax assets (Note 13)	1,504	2,777
Due from affiliates (Note 11)	1,551	2,979
Prepaid expenses and taxes	2,635	1,353
Other assets	1,278	2,115
Total other assets	$14,635	$17,262

F-329

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

7. SENIOR UNSECURED DEBT

The carrying value of the Company’s senior unsecured debt consist of the following:

	As of
	June 30, 2018	December 31, 2017
	(Amounts in thousands)
2026 Notes, net of unamortized discount and debt issuance costs of $3,124 and $3,266, respectively	$50,471	$50,329
2024 Notes, net of unamortized premium and debt issuance costs of $2,233 and $2,437, respectively	66,768	66,563
Total senior unsecured debt	$117,239	$116,892

2026 Notes

On August 9, 2016 and October 18, 2016, the Company issued debt consisting of $53.6 million in aggregate principal amount of senior unsecured notes due 2026 at a stated coupon rate of 6.875% (the "2026 Notes"). The net proceeds from these offerings were used to pay down a portion of the Company's outstanding indebtedness under its Term Loan Facility. Interest is payable quarterly and interest payments commenced on November 15, 2016. The 2026 Notes are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, on or after August 15, 2019 at a redemption price per security equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments. The 2026 notes were recorded net of discount and direct issuance costs of $3.8 million which are being amortized over the term of the notes using the effective interest rate method. The 2026 Notes are listed on the New York Stock Exchange and trades thereon under the trading symbol “MDLX.” The fair value of the 2026 Notes based on their underlying quoted market price was $50.9 million as of June 30, 2018.

Interest expense on the 2026 Notes, including accretion of note discount and amortization of debt issuance costs, was $1.0 million for each of the three months ended June 30, 2018 and 2017, and $2.0 million for each of the six months ended June 30, 2018 and 2017.

2024 Notes

On January 18, 2017 and February 22, 2017, the Company issued $69.0 million in aggregate principal amount of senior unsecured notes due 2024 at a stated coupon rate of 7.25% (the "2024 Notes"). The net proceeds from these offerings were used to pay down the remaining portion of the Company's outstanding indebtedness under its Term Loan Facility with the remaining to be used for general corporate purposes. Interest is payable quarterly and interest payments commenced on April 30, 2017. The 2024 Notes are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, on or after January 30, 2020 at a redemption price per security equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments. The 2024 notes were recorded net of premium and direct issuance costs of $2.8 million which are being amortized over the term of the notes using the effective interest rate method. The 2024 Notes are listed on the New York Stock Exchange and trades thereon under the trading symbol “MDLQ.” The fair value of the 2024 Notes based on their underlying quoted market price was $68.6 million as of June 30, 2018.

Interest expense on the 2024 Notes, including amortization of debt premium and debt issuance costs, was $1.4 million and $1.3 million for the three months ended June 30, 2018 and 2017, respectively, and $2.7 million and $2.2 million for the six months ended June 30, 2018 and 2017, respectively.

8. LOANS PAYABLE

Loans payable consist of the following:

	As of
	June 30, 2018	December 31, 2017
	(Amounts in thousands)
Non-recourse promissory notes, net of unamortized discount of $441 and $767, respectively	9,559	9,233
Total loans payable	$9,559	$9,233

F-330

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

CNB Credit Agreement

On August 19, 2014, the Company entered into a $15.0 million senior secured revolving credit facility with City National Bank (as amended, the “Revolving Credit Facility”). The most recent amendment dated September 22, 2017 extended the Revolving Credit Facility maturity date to March 31, 2020 and provides for an incremental facility in an amount up to $10.0 million upon the fulfillment of certain customary conditions, as well as other changes. The Company intends to use any proceeds from borrowings under the Revolving Credit Facility for general corporate purposes, including funding of its working capital needs. Borrowings under the Revolving Credit Facility bear interest, at the option of the Company, either (i) at an Alternate Base Rate, as defined, plus an applicable margin not to exceed 0.25% or (ii) at an Adjusted LIBOR plus an applicable margin not to exceed 2.5%. As of and during the three and six months ended June 30, 2018, there were no amounts drawn under the Revolving Credit Facility. The capitalized terms below are defined in the Revolving Credit Facility, where applicable.

The Revolving Credit Facility also contains financial covenants that require the Company to maintain a Maximum Net Leverage Ratio, as defined, of not greater than 5.0 to 1.0, a Total Leverage Ratio, as defined, of not greater than 7.0 to 1.0 and Core EBITDA, as defined, of not less than $15.0 million. These ratios are calculated on a trailing twelve months basis and are calculated using the Company’s financial results and include adjustments made to calculate Core EBITDA. Non-compliance with any of the financial or non-financial covenants without cure or waiver would constitute an event of default. The Revolving Credit Facility also contains customary negative covenants and other customary events of default, including defaults based on events of bankruptcy and insolvency, dissolution, nonpayment of principal, interest or fees when due, breach of specified covenants, change in control and material inaccuracy of representations and warranties. There were no events of default under the Revolving Credit Facility as of June 30, 2018.

Credit Suisse Term Loan Facility

On August 14, 2014, the Company entered into a $110.0 million senior secured term loan credit facility (as amended, “Term Loan Facility”) with Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent thereunder, Credit Suisse Securities (USA) LLC, as bookrunner and lead arranger, and the lenders from time-to-time party thereto, which had an original maturity date of June 15, 2019. In February 2017, borrowings under this facility were paid off using the proceeds from the issuance of senior unsecured debt and the Term Loan Facility was terminated.

During the three and six months ending June 30, 2017, interest expense under the Term Loan Facility, including accretion of the note discount and amortization of debt issuance costs, as well as the deferred issuance costs associated with the Revolving Credit facility, were $0.1 million and $1.5 million, respectively.

Non-Recourse Promissory Notes

In April 2012, the Company borrowed $10.0 million under two non-recourse promissory notes. Proceeds from the borrowings were used to purchase 1,108,033 shares of common stock of SIC, which were pledged as collateral for the obligations. Interest on the notes is paid monthly and is equal to the dividends received by the Company related to the pledged shares. The Company may prepay the notes in whole or in part at any time without penalty and the lenders may call the notes if certain conditions are met. The notes are scheduled to mature in March 2019. The proceeds from the notes were recorded net of issuance costs of $3.8 million and are being accreted, using the effective interest method, over the term of the non-recourse promissory notes. Total interest expense under these notes, including accretion of the notes discount, was $0.3 million for each of the three months ending June 30, 2018 and 2017, respectively, and $0.7 million for each of the six months ended June 30, 2018 and 2017, respectively. The fair value of the outstanding balance of the notes was $10.0 million as of June 30, 2018 and $10.1 million as of December 31, 2017.

Contractual Maturities of Loans Payable

As of June 30, 2018, $10.0 million of future principal payments will be due, relating to loans payable, during the year ended December 31, 2019.

F-331

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

9. ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES

Accounts payable, accrued expenses and other liabilities consist of the following:

	As of
	June 30, 2018	December 31, 2017
	(Amounts in thousands)
Accrued compensation and benefits	$3,212	$6,835
Due to affiliates (Note 11)	7,176	7,315
Revenue share payable (Note 10)	3,372	3,841
Accrued interest	1,294	1,294
Professional fees	1,960	1,366
Deferred rent	2,184	2,506
Deferred tax liabilities (Note 13)	—	92
Performance fee compensation	79	111
Accounts payable and other accrued expenses	2,184	1,770
Total accounts payable, accrued expenses and other liabilities	$21,461	$25,130

10. COMMITMENTS AND CONTINGENCIES

Operating Leases

Medley leases office space in New York City and San Francisco under non-cancelable lease agreements that expire at various times through September 2023. Rent expense was $0.6 million for each of the three months ending June 30, 2018 and 2017, and $1.2 million for each of the six months ending June 30, 2018 and 2017.

As of June 30, 2018 future minimum rental payments under non-cancelable leases are as follows (in thousands):

Remaining in 2018	$1,352
2019	2,710
2020	2,833
2021	2,430
2022	2,431
Thereafter	1,823
Total future minimum lease payments	$13,579

Consolidation of Business Activities

During the three and six months ended June 30, 2018, the Company initiated the consolidation of its business activities to its New York office. The Company believes this will enhance operations by consolidating origination, underwriting and asset management operations and personnel in a single location. During the three and six months ended June 30, 2018, the Company recorded $0.3 million and $2.2 million in severance costs, respectively. In addition, the company incurred a $0.1 million loss from subleasing its San Francisco office during the three months ended June 30, 2018.

Capital Commitments to Funds

As of June 30, 2018 and December 31, 2017, the Company had aggregate unfunded commitments of $0.3 million to certain long-dated private funds.

Other Commitments

In April 2012, the Company entered into an obligation to pay to a third party a fixed percentage of management and incentive fees received by the Company from SIC. The agreement was entered into contemporaneously with the $10.0 million non-recourse promissory notes that were issued to the same parties (Note 7). The two transactions were deemed to be related freestanding contracts and the $10.0 million of loan proceeds were allocated to the contracts using their relative fair values. At inception, the Company recognized an obligation of $4.4 million representing the present value of the future cash flows expected to be paid under this agreement. As of June 30, 2018 and December 31, 2017, this obligation amounted to $3.4 million and $3.8 million, respectively, and is recorded as revenue share payable, a component of accounts payable, accrued expenses and other liabilities on the consolidated balance sheets. The change in the estimated cash flows for this obligation is recorded in other income (expense), net on the consolidated statements of operations.

F-332

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Legal Proceedings

From time to time, the Company is involved in various legal proceedings, lawsuits and claims incidental to the conduct of its business. Its business is also subject to extensive regulation, which may result in regulatory proceedings against it. Except as described below, the Company is not currently party to any material legal proceedings.

One of the Company's subsidiaries, MCC Advisors LLC, was named as a defendant in a lawsuit on May 29, 2015, by Moshe Barkat and Modern VideoFilm Holdings, LLC (“MVF Holdings”) against MCC, MOF II, MCC Advisors LLC, Deloitte Transactions and Business Analytics LLP A/K/A Deloitte ERG (“Deloitte”), Scott Avila (“Avila”), Charles Sweet, and Modern VideoFilm, Inc. (“MVF”). The lawsuit is pending in the California Superior Court, Los Angeles County, Central District, as Case No. BC 583437. The lawsuit was filed after MCC, as agent for the lender group, exercised remedies following a series of defaults by MVF and MVF Holdings on a secured loan with an outstanding balance at the time in excess of $65 million. The lawsuit sought damages in excess of $100 million. Deloitte and Avila have settled the claims against them in exchange for payment of $1.5 million. On June 6, 2016, the court granted the Medley defendants’ demurrers on several counts and dismissed Mr. Barkat’s claims with prejudice except with respect to his claim for intentional interference with contract. On March 18, 2018, the court granted the Medley defendants’ motion for summary adjudication with respect to Mr. Barkat’s sole remaining claim against the Medley Defendants for intentional interference. Now that the trial court has ruled in favor of the Medley defendants on all counts, the only remaining claims in the Barkat litigation are MCC and MOF II’s affirmative counterclaims against Mr. Barkat and MVF Holdings, which MCC and MOF II are diligently prosecuting.

On August 29, 2016, MVF Holdings filed another lawsuit in the California Superior Court, Los Angeles County, Central District, as Case No. BC 631888 (the “Derivative Action”), naming MCC Advisors LLC and certain of Medley’s employees as defendants, among others. The plaintiff in the Derivative Action, asserts claims against the defendants for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, unfair competition, breach of the implied covenant of good faith and fair dealing, interference with prospective economic advantage, fraud, and declaratory relief. MCC Advisors LLC and the other defendants believe the causes of action asserted in the Derivative Action are without merit and all defendants intend to continue to assert a vigorous defense. All proceedings in the Derivative Action have been stayed as a result of the chapter 11 bankruptcy proceedings of MVF, which were commenced on May 16, 2018.

Medley LLC, MCC, MOF II, Medley Management Inc., Medley Group LLC, Brook Taube, and Seth Taube were named as defendants, along with other various parties, in a putative class action lawsuit captioned as Royce Solomon, Jodi Belleci, Michael Littlejohn, and Giulianna Lomaglio v. American Web Loan, Inc., AWL, Inc., Mark Curry, MacFarlane Group, Inc., Sol Partners, Medley Opportunity Fund, II, LP, Medley LLC, Medley Capital Corporation, Medley Management, Inc., Medley Group, LLC, Brook Taube, Seth Taube, DHI Computing Service, Inc., Middlemarch Partners, and John Does 1-100, filed on December 15, 2017 and amended on March 9, 2018, in the United States District Court for the Eastern District of Virginia, Newport News Division, as Case No. 4:17-cv-145 (hereinafter, “Class Action 1”). MOF II and MCC were also named as defendants, along with various other parties, in a putative class action lawsuit captioned George Hengle and Lula Williams v. Mark Curry, American Web Loan, Inc., AWL, Inc., Red Stone, Inc., Medley Opportunity Fund II LP, and Medley Capital Corporation, filed February 13, 2018, in the United States District Court, Eastern District of Virginia, Richmond Division, as Case No. 3:18-cv-100 (“Class Action 2”) (together with Class Action 1, the “Class Action Complaints”). The plaintiffs in the Class Action Complaints filed their putative class actions alleging claims under the Racketeer Influenced and Corrupt Organizations Act, and various other claims arising out of the alleged payday lending activities of American Web Loan. The claims against Medley LLC, MCC, MOF II, the Company, Medley Group LLC, Brook Taube, and Seth Taube (in Class Action 1), and the claims against MOF II and MCC (in Class Action 2), allege that those defendants in each respective action exercised control over American Web Loan’s payday lending activities as a result of a loan to American Web Loan. The loan was made by MOF II in 2011. American Web Loan repaid the loan from MOF II in full in February of 2015, more than 1 year and 10 months prior to any of the loans allegedly made by American Web Loan to the alleged class plaintiff representatives in Class Action 1; in Class Action 2, the alleged class plaintiff representatives have not alleged when they received any loans from American Web Loan. Medley LLC and MCC never made any loans or provided financing to, or had any other relationship with, American Web Loan. MOF II, Medley LLC, and MCC are seeking indemnification from American Web Loan, various affiliates, and other parties with respect to the claims in the Class Action Complaints. MOF II, Medley LLC, and MCC believe the alleged claims in the Class Action Complaints are without merit and they intend to defend these lawsuits vigorously.

11. RELATED PARTY TRANSACTIONS

Substantially all of Medley’s revenue is earned through agreements with its non-consolidated funds for which it collects management and performance fees for providing asset management, advisory and other related services.

F-333

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Administration Agreements

In January 2011 and April 2012, Medley entered into administration agreements with MCC (the “MCC Admin Agreement”) and SIC (the “SIC Admin Agreement”), respectively, whereby, as part of its performance obligation to provide asset management, advisory and other related services, Medley agreed to provide administrative services necessary for the operations of MCC and SIC. MCC and SIC agreed to pay Medley for the costs and expenses incurred in providing such administrative services, including an allocable portion of Medley’s overhead expenses and an allocable portion of the cost of MCC and SIC’s officers and their respective staffs.

Additionally, Medley has entered into administration agreements with other entities that it manages (the “Funds Admin Agreements”), whereby Medley agreed to provide administrative services necessary for the operations of these other vehicles. These other entities agreed to pay Medley for the costs and expenses incurred in providing such administrative services, including an allocable portion of Medley’s overhead expenses and an allocable portion of the cost of these other vehicles' officers and their respective staffs.

Medley records these administrative fees as revenue in the period when the performance obligation of providing such administrative services is satisfied and are included in other revenues and fees on the condensed consolidated statements of operations. Amounts due from these agreements are included as a component of other assets on the Company's condensed consolidated balance sheets.

Total revenues recorded under these agreements for the three and six months ended June 30, 2018 and 2017 are reflected in the table below:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
	(Amounts in thousands)
MCC Admin Agreement	$917	$1,075	$1,818	$2,072
SIC Admin Agreement	746	795	1,445	1,589
Funds Admin Agreements	257	313	502	619
Total administrative fees from related parties	$1,920	$2,183	$3,765	$4,280

Amounts due from related parties under these agreements are reflected in the table below:

	As of
	June 30, 2018	December 31, 2017
	(Amounts in thousands)
Amounts due from MCC under the MCC Admin Agreement	$950	$867
Amounts due from SIC under the SIC Admin Agreement	758	696
Amounts due from entities under the Funds Admin Agreements	258	340
Total administrative fees receivable	$1,966	$1,903

Management fee Waiver

During the first quarter of 2018, the Company voluntarily waived $0.4 million in management fees for MCC.

Investments

Refer to Note 4 "Investments" for more information related to the Company's investments in related parties.

Exchange Agreement

Prior to the completion of the Company's IPO, Medley LLC's limited liability agreement was restated among other things, to modify its capital structure by reclassifying the interests held by its existing owners (i.e. the members of Medley prior to the IPO) into the LLC Units. Medley’s existing owners also entered into an exchange agreement under which they (or certain permitted transferees thereof) have the right (subject to the terms of the exchange agreement as described therein), to exchange their LLC Units for shares of Medley Management Inc.’s Class A common stock on a one-for-one basis at fair value, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications.

F-334

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Tax Receivable Agreement

Medley Management Inc. entered into a tax receivable agreement with the holders of LLC Units that provides for the payment by Medley Management Inc. to exchanging holders of LLC Units of 85% of the benefits, if any, that Medley Management Inc. is deemed to realize as a result of increases in tax basis of tangible and intangible assets of Medley LLC from the future exchange of LLC Units for shares of Class A common stock, as well as certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement.

The term of the tax receivable agreement will continue until all such tax benefits under the agreement have been utilized or have expired, unless Medley Management Inc. exercises its right to terminate the tax receivable agreement for an amount based on an agreed value of payments remaining to be made under the agreement. There have been no transactions under this agreement through June 30, 2018.

12. EARNINGS PER CLASS A SHARE

The table below presents basic and diluted net (loss) income per share of Class A common stock using the two-class method for the three months ending June 30, 2018 and 2017, respectively:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
	(Amounts in thousands, except share and per share amounts)
Basic and diluted net (loss) income per share:
Numerator
Net (loss) income attributable to Medley Management Inc.	$(128)	$574	$(1,356)	$967
Less: Allocation to participating securities	(320)	(237)	(544)	(155)
Net (loss) income available to Class A common stockholders	$(448)	$337	$(1,900)	$812

Denominator
Weighted average shares of Class A common stock outstanding	5,543,802	5,588,978	5,513,719	5,697,483
Net (loss) income per Class A share	$(0.08)	$0.06	$(0.34)	$0.14

The allocation to participating securities above generally represents dividends paid to holders of unvested restricted stock units which reduces net income available to common stockholders.

The weighted average shares of Class A common stock is the same for both basic and diluted earnings per share as the diluted amount excludes the assumed conversion of 24,639,302 and 23,653,333 LLC Units and restricted LLC Units as of June 30, 2018 and 2017, respectively, to shares of Class A common stock, the impact of which would be antidilutive.

The following table reflects the per share dividend amounts that the Company declared on its common stock during the three and six months ended June 30, 2018 and 2017.

Declaration Dates	Record Date	Payment Dates	Per Share
May 10, 2017	May 22, 2017	May 31, 2017	$0.20
February 9, 2017	February 23, 2017	March 6, 2017	$0.20

May 10, 2018	May 24, 2018	June 1, 2018	$0.20
February 7, 2018	February 22, 2018	March 7, 2018	$0.20

F-335

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

13. INCOME TAXES

Deferred income taxes reflect the net effect of temporary differences between the tax basis of an asset or liability and its reported amount on the Company’s consolidated balance sheets. These temporary differences result in taxable or deductible amounts in future years. As of June 30, 2018 and December 31, 2017, the Company's deferred tax assets were $1.5 million and $2.8 million, respectively, which consists primarily of temporary differences relating to certain accrued expenses, stock-based compensation, unrealized losses and a tax benefit relating to tax goodwill. The Company's deferred tax asset balance as of June 30, 2018 is presented net of a valuation allowance of $0.7 million. This valuation allowance was established during the six months ended June 30, 2018 and primarily relates to the portion of the Company's deferred tax assets associated with the cumulative unrealized loss on shares of MCC. At this time, the Company considers it more likely than not that it would not be able to generate enough capital gains in the near future to realize the deferred tax asset associated with such capital losses. Deferred tax liabilities were less than $0.1 million as of June 30, 2018 and December 31, 2017. The tax provision for deferred income taxes results from temporary differences arising principally from certain accrued expenses, amortization of tax goodwill, deferred rent, stock-based compensation and depreciation.

 The Company’s effective tax rate was (8.6)% and 7.2% for the three months ended June 30, 2018 and 2017, respectively, and (3.3)% and 7.7% for the six months ended June 30, 2018 and 2017, respectively. The quarterly provision for income taxes is determined based on the Company’s estimated full year effective tax rate adjusted by the amount of tax attributable to infrequent or unusual items that are recognized on a discrete basis in the income tax provision in the quarter in which they occur. The Company’s effective tax rate includes a rate benefit attributable to the fact that the Company’s subsidiaries operate as limited liability companies, which are not subject to federal or state income tax. Accordingly, a portion of the Company’s earnings attributable to non-controlling interests are not subject to corporate level taxes. However, a portion of the Company's subsidiaries' income is subject to New York City’s unincorporated business tax. For the six months ended June 30, 2018 and 2017, the Company was only subject to federal, state and city corporate income taxes on its pre-tax income attributable to Medley Management Inc.

On December 22, 2017, the U.S. government enacted the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act includes significant changes to the U.S. corporate income tax system including: a federal corporate rate reduction from 34% to 21%; limitations on the deductibility of interest expense and executive compensation; and the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system. Changes under the Tax Act were effective for the Company on January 1, 2018.

The decrease in the effective tax rate for the three and six months ended June 30, 2018 compared to the three and six months ended June 30, 2017 was due primarily to the aforementioned rate reduction resulting from the Tax Act, the establishment of a $0.7 million valuation allowance during the six months ended June 30, 2018 and losses allocated to certain non-controlling interests which are not subject to income taxes.

Interest expense and penalties related to income tax matters are recognized as a component of the provision for income taxes and were not significant during the three and six months ended June 30, 2018 and 2017. As of and during the six months ended June 30, 2018 and 2017, there were no uncertain tax positions taken that were not more likely than not to be sustained.

14. COMPENSATION EXPENSE

Compensation generally includes salaries, bonuses, equity and profit sharing awards. Bonuses, equity and profit sharing awards are accrued over the service period to which they relate. Guaranteed payments made to our senior professionals who are members of Medley LLC are recognized as compensation expense. The guaranteed payments to the Company’s Co-Chief Executive Officers are performance based and are periodically set subject to maximums based on the Company’s total assets under management. Such maximums aggregated to $1.3 million during each of the three months ended June 30, 2018 and 2017, and $2.5 million for each of the six months ended June 30, 2018 and 2017. During the three and six months ended June 30, 2018 and 2017, neither of the Company’s Co-Chief Executive Officers received any guaranteed payments.

Performance Fee Compensation

In October 2010 and January 2014, the Company granted shares of vested profit interests in certain subsidiaries to select employees. These awards are viewed as a profit-sharing arrangement and are accounted for under ASC 710, Compensation - General , which requires compensation expense to be recognized over the vesting period, which is usually the period over which service is provided. The shares were vested at grant date, subject to a divestiture percentage based on percentage of service completed from the award grant date to the employee’s termination date. The Company adjusts the related liability quarterly based on changes in estimated cash flows for the profit interests.

F-336

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

In February 2015 and March 2016, the Company granted incentive cash bonus awards to select employees. These awards entitle employees to receive cash compensation based on distributed carried interest received by the Company from certain institutional funds. Eligibility to receive payments pursuant to these incentive awards is based on continued employment and ceases automatically upon termination of employment. Performance compensation expense is recorded based on the fair value of the incentive awards at the date of grant and is recognized on a straight-line basis over the expected requisite service period.  The performance compensation liability is subject to re-measurement at the end of each reporting period and any changes in the liability are recognized in such reporting period.

During the three and six months ended June 30, 2018, the Company recorded a reversal of performance fee compensation expense of less than $0.1 million. The Company recorded performance fee compensation of $0.1 million and a reversal of performance fee compensation of $0.8 million for the three and six months ended June 30, 2017, respectively. As of June 30, 2018 and December 31, 2017, total performance fee compensation payable for these awards was $0.1 million and is included as a component of accounts payable, accrued expenses and other liabilities on the Company's consolidated balance sheets.

Retirement Plan

The Company sponsors a defined-contribution 401(k) retirement plan that covers all employees. Employees are eligible to participate in the plan immediately, and participants are 100% vested from the date of eligibility. The Company makes contributions to the plan of 3% of an employee’s eligible wages, up to a maximum limit as determined by the Internal Revenue Service. The Company also pays all administrative fees related to the plan. During the three and six months ended June 30, 2018, the Company's accrued contributions to the plan were $0.1 million and $0.4 million, respectively. The Company's accrued contributions to the plan were $0.1 million and $0.2 million for the three and six months ended June 30, 2017, respectively. As of June 30, 2018 and December 31, 2017 the Company's outstanding liability to the plan was $0.9 million and $0.5 million, respectively.

Stock-Based Compensation

In connection with the IPO, the Company adopted the Medley Management Inc. 2014 Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to provide a means through which the Company may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Medley Management Inc.’s Class A common stock or Medley LLC’s unit interests, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders. The Plan provides for the issuance of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), restricted LLC Units of Medley LLC, stock bonuses, other stock-based awards and cash awards. The maximum aggregate number of awards available to be granted under the plan, as amended, is 4,500,000, of which all or any portion may be issued as shares of Medley Management Inc.’s Class A common stock or Medley LLC’s unit interests. Shares of Class A common stock issued by the Company in settlement of awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the market or by private purchase or a combination of the foregoing. As of June 30, 2018, there were 0.9 million awards available to be granted under the Plan.

The fair value of RSUs granted under the Plan is determined to be the fair value of the underlying shares on the date of grant. The fair value of restricted LLC Units of Medley LLC is based on the public share price of MDLY at date of grant, adjusted for different distribution rights. The aggregate fair value of these awards is charged to compensation expense on a straight-line basis over the vesting period, which is generally up to five years, with the exception of certain restricted LLC Units that will only vest upon certain conditions such as death, disability, termination without cause or change of control. For these awards, compensation expense is recognized when such condition is met.

For the three and six months ended June 30, 2018, stock-based compensation was $1.6 million and $2.6 million, respectively. Stock based compensation was $0.9 million for three and six months ended June 30, 2017.

F-337

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

A summary of RSU and restricted LLC Units activity for the six months ended June 30, 2018 is as follows:

	Number of RSUs	Weighted Average Grant Date Fair Value	Number of Restricted LLC Units	Weighted Average Grant Date Fair Value
Balance at December 31, 2017	1,451,393	$10.44	320,000	$11.67
Granted	680,328	5.89	985,969	5.30
Forfeited	(37,401)	8.71	—	—
Vested	(139,100)	10.62	—	—
Balance at June 30, 2018	1,955,220	$10.44	1,305,969	$12.82

The fair value of RSUs vested during the six months ended June 30, 2018 was $1.5 million. The vesting of 139,100 RSUs resulted in the issuance of 81,903 Class A common shares, as the RSUs were net-share settled such that the Company withheld awards with the aggregate fair value equivalent to the employees' minimum statutory tax obligations in accordance with the terms of the Plan. Total employee tax obligations amounted to $0.3 million and payments to the appropriate taxing authorities are reflected as a financing activity on the Company's consolidated statements of cash flows.

During the three and six months ended June 30, 2018, $0.1 million and $0.6 million of previously recognized compensation was reversed relating to forfeited RSUs, respectively. Reversals of previously recognized compensation during the three and six months ended June 30, 2017 was $0.3 million and $2.2 million, respectively. In addition, during the six months ended June 30, 2018, the Company reclassified cumulative dividends of $0.1 million from retained earnings to other compensation expense as a result of such forfeited RSUs. Cumulative dividends reclassified from retained earnings to other compensation during the three and six months ended June 30, 2017 was $0.1 million and $0.5 million, respectively, as a result of forfeited RSUs. Unamortized compensation cost related to unvested RSUs and restricted LLC units as of June 30, 2018 was $17.0 million and is expected to be recognized over a weighted average period of 3.6 years. Such amount excludes unamortized compensation of $1.3 million relating to certain restricted LLC Units which only vest upon death, disability, termination without cause or change of control.

15. REDEEMABLE NON-CONTROLLING INTERESTS

Changes in redeemable non-controlling interests during the six months ended June 30, 2018 and 2017 are reflected in the table below:

	For the Six Months Ended June 30,
	2018	2017
	(Amounts in thousands)
Beginning balance	$53,741	$30,805
Net (loss) income attributable to redeemable non-controlling interests in consolidated subsidiaries	(6,980)	2,786
Contributions	—	23,000
Distributions	(4,366)	(3,057)
Change in fair value of available-for-sale securities	—	(28)
Ending balance	$42,395	$53,506

F-338

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

In January 2016, the Company executed an amendment to SIC Advisors' operating agreement which provided the Company with the right to redeem membership units owned by the minority interest holder. The Company’s redemption right is triggered by the termination of the dealer manager agreement between SIC and SC Distributors LLC, an affiliate of the minority interest holder. As a result of this redemption feature, the Company reclassified the non-controlling interest in SIC Advisors from the equity section to redeemable non-controlling interests in the mezzanine section of the consolidated balance sheet based on its fair value as of the amendment date. The fair value of the non-controlling interest was determined to be $12.2 million on the date of the amendment and was adjusted through a charge to non-controlling interests in Medley LLC. During the three and six months ended June 30, 2018, profits allocated to this non-controlling interest was $0.8 million and $1.7 million, respectively, and distributions paid were $0.9 million and $2.3 million, respectively. During the three and six months ended June 30, 2017, profits allocated to this non-controlling interest was $1.0 million and $2.0 million, respectively, and distributions paid were $1.0 million and $2.2 million, respectively. As of June 30, 2018, and December 31, 2017, the balance of the redeemable non-controlling interest in SIC Advisors LLC was $12.8 million and $13.5 million, respectively.

On June 3, 2016, the Company entered into a Master Investment Agreement with DB MED Investor I LLC and DB MED Investor II LLC (the ‘‘Investors’’) to invest up to $50.0 million in new and existing Medley managed funds (the ‘‘Joint Venture’’). The Company agreed to contribute up to $10.0 million and an interest in STRF Advisors LLC, the investment advisor to Sierra Total Return Fund, in exchange for common equity interests in the Joint Venture. On June 6, 2017, the Company entered into an amendment to its Master Investment Agreement with the Investors, which provided for, among other things, an increase in the Company’s capital contribution to up to $13.8 million and extended the term of the Joint Venture from seven to ten years. The Investors agreed to invest up to $40.0 million in exchange for preferred equity interests in the Joint Venture. As of June 30, 2017, the Company and the Investors had fully satisfied their capital contributions. On account of the preferred equity interests, the Investors will receive an 8% preferred distribution, 15% of the Joint Venture’s profits, and all of the profits from the contributed interest in STRF Advisors LLC. Medley has the option, subject to certain conditions, to cause the Joint Venture to redeem the Investors’ interest in exchange for repayment of the outstanding investment amount at the time of redemption, plus certain other considerations. The Investors have the right, after ten years, to redeem their interests in the Joint Venture. As such, the Investors’ interest in the Joint Venture is included as a component of redeemable non-controlling interests on the Company’s consolidated balance sheets and amounted to $30.2 million and $40.6 million as of June 30, 2018 and December 31, 2017, respectively. Total contributions to the Joint Venture amounted to $53.8 million through June 30, 2018 and 2017, and were used to purchase $51.8 million of MCC shares on the open market and seed fund $2.0 million to STRF. During the three and six months ended June 30, 2018, losses allocated to this non-controlling interest was $(3.2) million and $(8.4) million, respectively. During the three and six months ended June 30, 2017, profits allocated to this non-controlling interest was $0.5 million and $0.9 million, respectively. Distributions paid during the three and six months ended June 30, 2018 were $1.1 million and $2.1 million, respectively. Distributions paid during the three and six months ended June 30, 2017 were $0.5 million and $0.9 million, respectively.

In October 2016, the Company executed an operating agreement for STRF Advisors LLC which provided the Company with the right to redeem membership units owned by the minority interest holder. The Company’s redemption right is triggered by the termination of the dealer manager agreement between STRF and SC Distributors LLC, an affiliate of the minority interest holder. As a result of this redemption feature, the non-controlling interest in STRF Advisors LLC is classified as in redeemable non-controlling interests in the mezzanine section of the balance sheet. During the three and six months ended June 30, 2018, net losses allocated to this redeemable non-controlling interest was $0.1 million and $0.2 million, respectively. As of June 30, 2018 and December 31, 2017, the balance of the redeemable non-controlling interest in STRF Advisors LLC was $(0.6) million and $(0.4) million, respectively.

16. MARKET AND OTHER RISK FACTORS

Due to the nature of the Medley funds’ investment strategy, their portfolio of investments has significant market and credit risk. As a result, the Company is subject to market and other risk factors, including, but not limited to the following:

Market Risk

The market price of investments may significantly fluctuate during the period of investment. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to such investment, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

F-339

Medley Management Inc.

Notes to Condensed Consolidated Financial Statements (unaudited)

Credit Risk

There are no restrictions on the credit quality of the investments the Company intends to make. Investments may be deemed by nationally recognized rating agencies to have substantial vulnerability to default in payment of interest and/or principal. Some investments may have low-quality ratings or be unrated. Lower rated and unrated investments have major risk exposure to adverse conditions and are considered to be predominantly speculative. Generally, such investments offer a higher return potential than higher rated investments, but involve greater volatility of price and greater risk of loss of income and principal.

In general, the ratings of nationally recognized rating organizations represent the opinions of agencies as to the quality of the securities they rate. Such ratings, however, are relative and subjective; they are not absolute standards of quality and do not evaluate the market value risk of the relevant securities. It is also possible that a rating agency might not change its rating of a particular issue on a timely basis to reflect subsequent events. The Company may use these ratings as initial criteria for the selection of portfolio assets for the Company but is not required to utilize them.

Limited Liquidity of Investments

The funds managed by the Company invest and intend to continue to invest in investments that may not be readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments and, at times there may be no market at all for such investments. Subordinate investments may be less marketable, or in some instances illiquid, because of the absence of registration under federal securities laws, contractual restrictions on transfer, the small size of the market or the small size of the issue (relative to issues of comparable interests). As a result, the funds managed by the Company may encounter difficulty in selling its investments or may, if required to liquidate investments to satisfy redemption requests of its investors or debt service obligations, be compelled to sell such investments at less than fair value.

Counterparty Risk

Some of the markets in which the Company, on behalf of its underlying funds, may affect its transactions are “over-the-counter” or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight, unlike members of exchange-based markets. This exposes the Company to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the applicable contract (whether or not such dispute is bona fide) or because of a credit or liquidity problem, causing the Company to suffer loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Company has concentrated its transactions with a single or small group of counterparties.

17. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the condensed consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the condensed consolidated financial statements as of and for the three and six months ended June 30, 2018, except as disclosed below.

On August 7, 2018, the Company’s Board of Directors declared a dividend of $0.20 per share of Class A common stock for the second quarter of 2018. The dividend will be paid on September 6, 2018 to stockholders of record as of August 23, 2018.

On August 9, 2018 the Company entered into a definitive agreement to merge with Sierra Income Corporation. Pursuant to the Agreement and Plan of Merger by and among the Company, Sierra and Sierra Management Inc., a newly formed Delaware corporation (“Merger Sub”), the Company will merge with and into the Merger Sub, and the Company’s existing asset management business will continue to operate as a wholly owned subsidiary of Sierra. The Company’s Class A stockholders will receive 0.3836 shares of Sierra’s common stock, $3.44 per share of cash consideration and $0.65 per share in special cash dividends for each share of Class A common stock held by them. Medley LLC unitholders will convert their units into shares of Class A common stock and will receive 0.3836 shares of Sierra’s common stock, $3.44 per share of cash consideration and $0.35 per share in a special cash dividend for each share of Class A common stock held by them.

Simultaneously, pursuant to the Agreement and Plan of Merger by and between MCC and Sierra, MCC will merge with and into Sierra, with Sierra as the surviving entity. MCC shareholders will receive 0.805 shares of the Sierra’s common stock for each share of MCC common stock they hold.

As a condition to closing, Sierra’s common stock will be listed to trade on the New York Stock Exchange. The mergers are cross conditioned upon each other and are subject to approval by the shareholders of the Company, MCC and Sierra, regulators, including the SEC, other customary closing conditions and third party consents. Accordingly, we can provide no assurance that the mergers will be completed, that the mergers will not be delayed or that the terms of the mergers will not change.

F-340

Appendix A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and between

MEDLEY CAPITAL CORPORATION

and

SIERRA INCOME CORPORATION

DATED AS OF AUGUST 9, 2018

Appendix A-1

ARTICLE I DEFINED TERMS		6
1.1	Defined Terms	6

ARTICLE II THE MERGER		16
2.1	The Merger	16
2.2	Effective Time	16
2.3	Effects of the Merger	16
2.4	Conversion of Stock	16
2.5	Articles of Incorporation and Bylaws of the Surviving Company	17
2.6	Directors and Officers	17
2.7	Tax Consequences	17

ARTICLE III CLOSING; DELIVERY OF MERGER CONSIDERATION		18
3.1	Closing	18
3.2	Exchange Agent	18
3.3	Deposit of Merger Consideration	18
3.4	Delivery of Merger Consideration	18

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF MCC		21
4.1	Corporate Organization	21
4.2	Capitalization	22
4.3	Authority; No Violation	22
4.4	Consents and Approvals	23
4.5	Reports; Regulatory Matters	24
4.6	Financial Statements	25
4.7	Broker’s Fees	26
4.8	Absence of Certain Changes or Events	26
4.9	Legal Proceedings	27
4.10	Taxes and Tax Returns	27
4.11	Compliance with Applicable Law	28
4.12	Certain Contracts	28
4.13	Investment Securities	28
4.14	Property	29
4.15	Intellectual Property	29
4.16	State Takeover Laws	29
4.17	Opinion	29
4.18	MCC Information	29

Appendix A-2

4.19	Insurance	29
4.20	Environmental Matters	30
4.21	Reorganization; Approvals	30
4.22	No Other Representations or Warranties	30

ARTICLE V REPRESENTATIONS AND WARRANTIES OF SIC		30
5.1	Corporate Organization	30
5.2	Capitalization	31
5.3	Authority; No Violation	32
5.4	Consents and Approvals	33
5.5	Reports; Regulatory Matters	33
5.6	Financial Statements	34
5.7	Broker’s Fees	35
5.8	Absence of Certain Changes or Events	36
5.9	Legal Proceedings	36
5.10	Taxes and Tax Returns	36
5.11	Compliance with Applicable Law	37
5.12	Certain Contracts	37
5.13	Investment Securities	38
5.14	Property	38
5.15	Intellectual Property	38
5.16	State Takeover Laws	38
5.17	Opinion	38
5.18	SIC Information	38
5.19	Insurance	39
5.20	Environmental Matters	39
5.21	Reorganization; Approvals	39
5.22	No Other Representations or Warranties	39

ARTICLE VI COVENANTS RELATING TO CONDUCT OF BUSINESS		40
6.1	Conduct of Businesses Prior to the Effective Time	40
6.2	MCC Forbearances	40
6.3	SIC Forbearances	42

ARTICLE VII ADDITIONAL AGREEMENTS		44
7.1	Regulatory and Other Matters	44
7.2	Access to Information	46
7.3	MCC Stockholder Approval	47

Appendix A-3

7.4	SIC Stockholder Approval	47
7.5	Exchange Listing	48
7.6	Indemnification; Directors’ and Officers’ Insurance	48
7.7	Additional Agreements	49
7.8	Advice of Changes	50
7.9	Exemption from Liability Under Section 16(b)	50
7.10	No Solicitation	50
7.11	Treatment of Outstanding Indebtedness	52
7.12	Takeover Statutes	53
7.13	Dividend Reinvestment Plan; Stock Repurchases	53
7.14	Stockholder Litigation	53
7.15	Interaction with MDLY Merger Agreement	53
7.16	Other Matters	53

ARTICLE VIII CONDITIONS PRECEDENT		53
8.1	Conditions to Each Party’s Obligation To Effect the Merger	53
8.2	Conditions to Obligations of SIC	55
8.3	Conditions to Obligations of MCC	56
8.4	Standard	57
8.5	Frustration of Closing Conditions	57

ARTICLE IX TERMINATION AND AMENDMENT		57
9.1	Termination	57
9.2	Effect of Termination	59
9.3	Fees and Expenses	59
9.4	Termination Fee	59
9.5	Amendment	60
9.6	Extension; Waiver	60

ARTICLE X GENERAL PROVISIONS		60
10.1	Nonsurvival of Representations, Warranties and Agreements	60
10.2	Notices	60
10.3	Interpretation	61
10.4	Counterparts	61
10.5	Entire Agreement	61
10.6	Governing Law; Jurisdiction	62
10.7	PUBLICITY	62
10.8	Assignment; Third Party Beneficiaries	63
10.9	Remedies	63
10.10	Waiver of Jury Trial	64
10.11	Severability	64

Exhibit A	New Investment Advisory Agreement

Appendix A-4

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of August 9, 2018 (this “Agreement”), by and between Medley Capital Corporation, a Delaware corporation (“MCC”), and Sierra Income Corporation, a Maryland corporation (“SIC”).

RECITALS:

WHEREAS, the board of directors of MCC (the “MCC Board”) has determined that it is in the best interests of MCC and its stockholders to consummate the acquisition of MCC by SIC as contemplated by this Agreement in which MCC will, on the terms and subject to the conditions set forth in this Agreement, merge with and into SIC, with SIC as the surviving company in the merger (the “Merger” and SIC, in its capacity as the surviving company in the Merger, sometimes referred to herein as the “Surviving Company”);

WHEREAS, the board of directors of SIC (the “SIC Board”), acting upon the recommendation of a special committee thereof consisting only of independent and disinterested directors (the “SIC Special Committee”), has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, SIC and its stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) resolved to submit this Agreement to the stockholders of SIC for its adoption, and (iv) recommended that the stockholders of SIC approve the adoption of this Agreement;

WHEREAS, for federal income Tax purposes, it is the intent of the parties hereto that the Merger shall qualify as a “reorganization” under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement is intended to be and is adopted as a “plan of reorganization” for such purposes;

WHEREAS, contemporaneously herewith, SIC, Medley Management Inc. (“MDLY”) and Sierra Management Inc., a Delaware corporation (“Merger Sub”) are entering into a merger agreement (the “MDLY Merger Agreement”) pursuant to which MDLY will, on the terms and subject to the conditions set forth in the MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub as the surviving company in the merger (the “MDLY Merger” and, together with the Merger, the “Mergers”);

WHEREAS, the Mergers are part of an integrated transaction designed to combine the BDC operations of SIC and MCC and internalize the investment management function relating to the operation of SIC, as the Surviving Company in the Merger;

WHEREAS, notwithstanding the foregoing internalization of the investment management function, effective as of Closing, SIC, as the surviving company in the Merger, will enter into an investment management agreement with MCC Advisors LLC, on the terms set forth in the New Investment Advisory Agreement;

WHEREAS, Eversheds Sutherland, on behalf of the parties hereto and MDLY, has been in ongoing discussions with the Securities and Exchange Commission (“SEC”) concerning the filing of an application with the SEC to obtain the SEC Exemptive Relief (as defined herein) and each of the parties hereto and MDLY intends to file such application with the SEC promptly as soon as practical following the date hereof and intends that the Mergers not be consummated unless and until the SEC Exemptive Relief is granted to the parties; and

Appendix A-5

WHEREAS, the parties are entering into this Agreement and the MDLY Merger Agreement on the expectation that the SEC will confirm in a manner reasonably acceptable to the parties that the equity of the surviving company in the MDLY Merger, following the MDLY Merger, will be treated as a portfolio investment of SIC and reflected in SIC’s consolidated financial statements at fair value for accounting purposes, and that such surviving company’s financial results will not be consolidated into the financial statements of SIC; and

WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
DEFINED TERMS

1.1 Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Confidentiality Agreement” has the meaning set forth in Section 7.10(d).

“Adverse Recommendation Change” has the meaning set forth in Section 7.10(e).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that in no event shall the term “Affiliate” include any portfolio company of SIC or MCC.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Alpine Funding Loan Documents” means that certain Amended and Restated Loan Agreement, dated as of September 29, 2017, by and among Alpine Funding LLC, as borrower, JPMorgan Chase Bank, National Association, as Administrative Agent, the Financing Providers from time to time party thereto, SIC Advisors LLC, as Portfolio Manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto.

“Amended and Restated Charter” has the meaning set forth in Section 2.5.

“Applicable Law” means, with respect to a specified Person, any federal, state, local, municipal, or foreign constitution, treaty, law (including the common law), statute, code, ordinance, rule, regulation, permit, approval, judgment, order, writ, decree or injunction applicable to the specified Person.

Appendix A-6

“Arbor Funding Debt Documents” means, collectively, (i) ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of August 27, 2013, by and between Arbor Funding LLC and Citibank, N.A., and (ii) Fifth Amended and Restated Confirmation Letter Agreement, dated as of September 29, 2017, by and between Arbor Funding LLC and Citibank, N.A.

“Articles of Merger” has the meaning set forth in Section 2.2.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.3(a).

“BDC” has the meaning set forth in Section 2(a)(48) of the Investment Company Act.

“Book-Entry Shares” means shares of MCC Common Stock in non-certificated form represented by book entry.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Certificate” has the meaning set forth in Section 2.4(d). “Certificate of Merger” has the meaning set forth in Section 2.2.

“Claim” means any claim, action, suit, proceeding or investigation, whether civil, arbitral, criminal or administrative.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” has the meaning set forth in the Recitals to this Agreement.

“Competing Proposal” means any inquiry, proposal or offer made by any Third Party: (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of twenty percent (20%) or more of any class of equity securities of MCC or SIC, as applicable, or (ii) any one or more assets or businesses of MCC or its Subsidiaries or SIC or its Subsidiaries that constitute twenty percent (20%) or more of the revenues or assets of MCC and its Subsidiaries, taken as a whole, or SIC and its Subsidiaries, taken as a whole, as applicable; or (b) any liquidation of MCC or SIC, in each case other than the Merger and the other transactions to occur at Closing in accordance with this Agreement.

“Confidentiality Agreement” has the meaning set forth in Section 7.2(c).

“Delaware Courts” has the meaning set forth in Section 10.6.

“Delaware Secretary” has the meaning set forth in Section 2.2.

“DGCL” means the Delaware General Corporation Law.

Appendix A-7

“DOJ” means the Antitrust Division of the United States Department of Justice.

“DTC” has the meaning set forth in Section 3.4(a).

“Effective Time” has the meaning set forth in Section 2.2.

“Environmental Laws” means, collectively, with respect to a specified Person, any and all environmental, health or safety matters or any private or governmental environmental, health or safety investigations or remediation activities of any nature with respect to any real property owned by the specified Person or its Subsidiaries seeking to impose, or that are reasonably likely to result in, any liability or obligation of the specified Person or any of its Subsidiaries arising under any local, state or federal environmental, health or safety statute, regulation, ordinance, or other requirement of any Governmental Entity, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and any similar state laws.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning set forth in Section 3.2.

“Exchange Agent Agreement” has the meaning set forth in Section 3.2.

“Exchange Fund” has the meaning set forth in Section 3.3.

“Exchange Ratio” has the meaning set forth in Section 2.4(c).

“Excluded MCC Shares” means, collectively, the shares of MCC Common Stock owned by (a) MCC, (b) SIC or (c) any wholly-owned Subsidiary of MCC or SIC.

“Final MCC Dividend” has the meaning set forth in Section 3.4(c).

“Form N-14 Registration Statement” has the meaning set forth in Section 4.4(a). “FTC” means the United States Federal Trade Commission.

“GAAP” means United States generally accepted accounting principles, consistently applied during the periods involved.

“Governmental Entity” means any federal, state, provincial or local government or any court, administrative or regulatory agency or commission or other governmental or quasi-governmental authority, department, bureau, office, commission, organization, official or agency, domestic or foreign.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Appendix A-8

“Indebtedness” of any Person means (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of property of such Person to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property) and any accrued interest or prepayment premiums related thereto (for the avoidance of doubt, excluding trade accounts payable or similar obligations to creditors for goods or services, operating leases and other customary reservations or retentions under agreements with suppliers); (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person, including earn-outs; (c) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property to such Person to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; (e) all net obligations under any interest rate swap agreements or interest rate hedge agreements; or (f) indebtedness of others as described in clauses (a) through (e) above in any manner guaranteed by such Person or for which it is or may become contingently liable (but excluding any non-recourse carve-out guaranties, environmental indemnities or similar guaranties).

“Indemnified Parties” has the meaning set forth in Section 7.6(a).

“Intellectual Property Rights” means, collectively, all trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, software and other similar rights.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the United States Internal Revenue Service.

“Israeli Bond Documents” means that certain Deed of Trust, made and entered into on January 23, 2018, between MCC and Mishmeret Trust Company, Ltd.

“Joint Proxy Statement/Prospectus” has the meaning set forth in Section 4.4(a).

“Letter of Transmittal” has the meaning set forth in Section 3.4(a).

“Liens” means liens, pledges, mortgages, charges, Claims and security interests and similar encumbrances.

“Material Adverse Effect” means, with respect to SIC or MCC, as the case may be, any occurrence, change, event, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on (a) the financial condition, results of operations, properties, assets or business of such party and its Subsidiaries taken as a whole; provided, however, that, with respect to this subsection (a), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects to the extent attributable to (i) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which such party and its Subsidiaries operate, (ii) changes, after the date hereof, in laws, rules or regulations or interpretations thereof of general applicability to companies in the industry in which such party and its Subsidiaries operate, (iii) actions or omissions taken with the prior written consent of the other party, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party and its Subsidiaries operate, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events, (vi) the public disclosure of this Agreement or the transactions contemplated hereby, (vii) any legal proceedings made or brought by any of the current or former stockholders of such party (on their own behalf or on behalf of the such party) arising out of or related to this Agreement or any of the transactions contemplated hereby, except, with respect to clauses (i), (ii), (iv) and (v), to the extent that the effects of such change are disproportionately adverse to the financial condition, results of operations, properties, assets or business of such party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its Subsidiaries operate) or (b) the ability of such party to timely consummate the transactions contemplated by this Agreement.

Appendix A-9

“MCC” has the meaning set forth in the preamble to this Agreement.

“MCC Adverse Recommendation Change” has the meaning set forth in Section 7.3(b).

“MCC Board” has the meaning set forth in the Recitals to this Agreement.

“MCC Board Recommendation” has the meaning set forth in Section 4.3(a).

“MCC Bylaws” means the bylaws of MCC, as amended and/or restated through the date hereof.

“MCC Certificate” means the certificate of incorporation of MCC, as amended and/or restated through the date hereof.

“MCC Common Stock” means common stock, par value $0.001 per share, of MCC.

“MCC Contracts” has the meaning set forth in Section 4.3(b).

“MCC Debt Documents” means, collectively, (i) the MCC Note Documents; (ii) the MCC Revolving Loan Documents; (iii) the MCC Term Loan Documents; (iv) the Israeli Bond Documents; (v) the SBA Debentures, and (vi) the MCC SPV Deutsche Bank Facilities.

“MCC Disclosure Schedule” means that certain disclosure schedule delivered by MCC to SIC prior to the execution of this Agreement, which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in Article IV of this Agreement or as an exception to one or more representations or warranties contained in Article IV of this Agreement, or to one or more of MCC’s covenants contained in this Agreement.

“MCC Investment Management Agreement” means that certain Amended and Restated Investment Management Agreement by and between MCC and MCC Advisors LLC, dated January 19, 2014.

“MCC Material Contract” has the meaning set forth in Section 4.12(a).

“MCC Matters” means, collectively, (i) the Merger, and (ii) any other matters required to be approved or adopted by the stockholders of MCC in order to effect the Merger and the other transactions contemplated by this Agreement.

“MCC Note Documents” means, collectively, (i) the Indenture, dated February 7, 2012, between Medley Capital Corporation and U.S. Bank National Association; (ii) the Second Supplemental Indenture, dated March 18, 2013, between Medley Capital Corporation and U.S. Bank National Association; and (iii) Third Supplemental Indenture, dated December 17, 2015, between Medley Capital Corporation and U.S. Bank National Association.

Appendix A-10

“MCC Preferred Stock” means common stock, par value $0.001 per share, of MCC.

“MCC Regulatory Agreement” has the meaning set forth in Section 4.5(b).

“MCC Required Approvals” has the meaning set forth in Section 4.4(a).

“MCC Revolving Loan Documents” means, collectively, (i) the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 28, 2015, by and among MCC, each of the subsidiary guarantors party thereto, the Lenders party thereto and ING Capital LLC; (ii) Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 16, 2016, by and among MCC as borrower, MCC Investment Holdings LLC, MCC Investment Holdings Sendero LLC, MCC Investment Holdings RT1 LLC, MCC Investment Holdings Omnivere LLC, MCC Investment Holdings Amvestar, LLC, and MCC Investment Holdings AAR, LLC, as subsidiary guarantors, the Lenders party thereto and ING Capital LLC, as Administrative Agent; (iii) Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 8, 2017, by and among MCC as borrower, MCC Investment Holdings LLC, MCC Investment Holdings Sendero LLC, MCC Investment Holdings RT1 LLC, MCC Investment Holdings Omnivere LLC, MCC Investment Holdings Amvestar, LLC, and MCC Investment Holdings AAR, LLC, as subsidiary guarantors, the Lenders party thereto and ING Capital LLC, as Administrative Agent; and (iv) Amendment No. 3 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 1, 2017, by and among MCC as borrower, MCC Investment Holdings LLC, MCC Investment Holdings Sendero LLC, MCC Investment Holdings RT1 LLC, MCC Investment Holdings Omnivere LLC, MCC Investment Holdings Amvestar, LLC, and MCC Investment Holdings AAR, LLC, as subsidiary guarantors, the Lenders party thereto and ING Capital LLC, as Administrative Agent.

“MCC SEC Reports” has the meaning set forth in Section 4.5(c).

“MCC SPV Deutsche Bank Facilities” means, collectively, (i) Loan and Servicing Agreement, dated August 4, 2015, by and between MCC JV SPV Funding I LLC, MCC Senior Loan Strategy JV I LLC, Lenders, Lender's Agent, Deutsche Bank and U.S. Bank National Association; (ii) First Amendment to Loan Agreement, dated March 31, 2016; (iii) Second Amendment to Loan Agreement, dated July 13, 2016; and (iv) Third Amendment to Loan Agreement, dated March 30, 2017.

“MCC Stockholder Approval” has the meaning set forth in Section 4.3(a). “MCC Stockholder Meeting” has the meaning set forth in Section 4.4(a).

Appendix A-11

“MCC Term Loan Documents” means, collectively, (i) the Amended and Restated Senior Secured Term Loan Credit Agreement dated as of July 28, 2015, by and among MCC as borrower, each of the subsidiary guarantors party thereto, the Lenders party thereto and ING Capital LLC, as Administrative Agent; (ii) Amendment No. 1 to Amended and Restated Senior Secured Term Loan Credit Agreement dated as of September 16, 2016, by and among MCC as borrower, MCC Investment Holdings LLC, MCC Investment Holdings Sendero LLC, MCC Investment Holdings RT1 LLC, MCC Investment Holdings Omnivere LLC, MCC Investment Holdings Amvestar, LLC, and MCC Investment Holdings AAR, LLC, as subsidiary guarantors, the Lenders party thereto and ING Capital LLC, as Administrative Agent; (iii) Amendment No. 2 to Amended and Restated Senior Secured Term Loan Credit Agreement dated as of February 8, 2017, by and among MCC as borrower, MCC Investment Holdings LLC, MCC Investment Holdings Sendero LLC, MCC Investment Holdings RT1 LLC, MCC Investment Holdings Omnivere LLC, MCC Investment Holdings Amvestar, LLC, and MCC Investment Holdings AAR, LLC, as subsidiary guarantors, the Lenders party thereto and ING Capital LLC, as Administrative Agent; and (iv) Amendment No. 3 to Amended and Restated Senior Secured Term Loan Credit Agreement dated as of September 1, 2017, by and among MCC as borrower, MCC Investment Holdings LLC, MCC Investment Holdings Sendero LLC, MCC Investment Holdings RT1 LLC, MCC Investment Holdings Omnivere LLC, MCC Investment Holdings Amvestar, LLC, and MCC Investment Holdings AAR, LLC, as subsidiary guarantors, the Lenders party thereto and ING Capital LLC, as Administrative Agent.

“MCC Voting Debt” means bonds, debentures, notes or other Indebtedness of MCC having the right to vote on any matters on which stockholders of MCC may vote.

“MDLY” has the meaning set forth in the Recitals to this Agreement.

“MDLY Merger” has the meaning set forth in the Recitals to this Agreement.

“Merger” has the meaning set forth in the Recitals to this Agreement.

“Merger Consideration” has the meaning set forth in Section 2.4(c).

“Merger Shares” has the meaning set forth in Section 2.4(c).

“MGCL” means the Maryland General Corporation Law.

“New Investment Advisory Agreement” means the investment advisory agreement between SIC and MCC Advisors LLC, to be effective as of the Effective Time, substantially in the form of Exhibit A attached hereto, with such changes as may be required to address regulatory or other concerns and as finally approved by the SIC Board and submitted to the stockholders of SIC for their approval.

“Notice of Adverse Recommendation” has the meaning set forth in Section 7.10(f).

“Notice of Superior Proposal” has the meaning set forth in Section 7.10(f).

“NYSE” means the New York Stock Exchange.

“Organizational Documents” means, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the certificate of formation or articles of organization and operating agreement of a limited liability company; (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the certificate of limited partnership and limited partnership agreement of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; (vi) any stockholder or similar agreement among holders of securities of an issuer; and (vii) any amendment to any of the foregoing.

Appendix A-12

“Outside Date” has the meaning set forth in Section 9.1(c).

“Permit” means any license, permit, variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.

“Permitted Liens” means (i) Liens for Taxes and other statutory Liens securing payments not yet due and payable, (ii) Liens arising under MCC Debt Documents or SIC Debt Documents, as applicable, (iii) easements, rights of way, and other similar encumbrances that do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (iv) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties.

“Person” means a natural person, corporation, partnership, limited liability company, association, trust, joint venture, estate, sole proprietorship, unincorporated organization, other entity, organization, group (as defined in Section 13(d) of the Exchange Act), or any other business entity or any Governmental Entity, including a government or political subdivision or an agency or instrumentality thereof.

“Required Approvals” has the meaning set forth in Section 5.4(a).

“Sandler O’Neill” has the meaning set forth in Section 4.7.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SBA” means the United States Small Business Administration.

“SBA Debentures” means, collectively, all debentures issued by the SBIC Subsidiaries to the SBA.

“SBIC” has the meaning set forth in Section 4.11(b).

“SBIC Subsidiary” means Medley SBIC, LP.

“SDAT” has the meaning set forth in Section 2.2.

“SEC” means the United States Securities and Exchange Commission.

“SEC Exemptive Relief” means an exemptive order from the SEC granting relief to SIC, MCC and MDLY from Sections 12(d)(3), 57(a)(4) and 60 of the 1940 Act and Rule 17d-1 thereunder to the extent necessary to contemplate the transactions contemplated by this Agreement and the MDLY Merger Agreement and to thereafter operate as an internally managed business development company.

“Securities Act” means the Securities Act of 1933, as amended.

“SIC” has the meaning set forth in the preamble to this Agreement.

“SIC Adverse Recommendation Change” has the meaning set forth in Section 7.4(b).

Appendix A-13

“SIC Board” has the meaning set forth in the Recitals to this Agreement.

“SIC Board Recommendation” has the meaning set forth in Section 5.3(a).

“SIC Bylaws” has the meaning set forth in Section 2.5.

“SIC Charter” has the meaning set forth in Section 2.5.

“SIC Common Stock” means common stock, par value $0.001 per share, of SIC.

“SIC Contracts” has the meaning set forth in Section 5.3(b).

“SIC Debt Documents” means, collectively, (i) the SIC Revolving Loan Documents; (ii) the Alpine Funding Loan Documents; and (iii) the Arbor Funding Debt Documents.

“SIC Disclosure Schedule” means that certain disclosure schedule delivered by SIC to MCC prior to the execution of this Agreement, which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in Article V of this Agreement or as an exception to one or more representations or warranties contained in Article V of this Agreement, or to one or more of SIC’s covenants contained in this Agreement.

“SIC Investment Advisory Agreement” means that certain Investment Advisory Agreement by and between SIC and SIC Advisors LLC, dated April 5, 2012.

“SIC Material Contract” has the meaning set forth in Section 5.12(a).

“SIC Matters” means (i) the Merger, (ii) the New Investment Advisory Agreement, (iii) the Amended and Restated Charter, and (iv) any other matters required to be approved or adopted by the stockholders of SIC in order to effect the Merger, the related issuance of the Merger Shares, and the other transactions contemplated by this Agreement.

“SIC Regulatory Agreement” has the meaning set forth in Section 5.5(b).

“SIC Required Approvals” has the meaning set forth in Section 5.4(a).

“SIC Revolving Loan Documents” means, collectively, (i) Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 12, 2016, among SIC, as Borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent; (ii) Amended and Restated Guarantee, Pledge and Security Agreement, dated December 4, 2013, among SIC, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent; and (iii) Deposit Account Control Agreement, dated as of September 7, 2016, among SIC, ING Capital LLC, as Collateral Agent, and Customers Bank, as Depository Institution.

“SIC SEC Reports” has the meaning set forth in Section 5.5(c).

“SIC Special Committee” has the meaning set forth in the Recitals to this Agreement.

“SIC Stockholder Approval” has the meaning set forth in Section 5.3(a).

Appendix A-14

“SIC Stockholder Meeting” has the meaning set forth in Section 4.4(a).

“SIC Voting Debt” means bonds, debentures, notes or other Indebtedness of SIC having the right to vote on any matters on which stockholders of SIC may vote.

“SRO” has the meaning set forth in Section 4.4(a).

“Subsidiary”, when used with respect to either party, means any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, that is consolidated with such party for financial reporting purposes under GAAP and, to the extent applicable, Article 6 of Regulation S-X promulgated under the Exchange Act.

“Superior Proposal” means any bona fide written Competing Proposal made by a Third Party that the MCC Board or the SIC Board, as applicable, determines in good faith, after consultation with its outside financial advisors and legal counsel, and taking into account the terms and conditions of such proposal, the party making such proposal, all financial, legal, regulatory and other aspects of such proposal, as well as the likelihood of consummation of the Competing Proposal relative to the Merger and such other factors as the MCC Board or SIC Board, as applicable, considers to be appropriate, is more favorable to MCC’s stockholders or SIC’s stockholders, as applicable, from a financial point of view than the Merger and the other transactions contemplated by this Agreement (including any revisions to the terms of this Agreement committed to by SIC to MCC in writing in response to such Competing Proposal made to MCC or by MCC to SIC in writing in response to such Competing Proposal made to SIC under the provisions of Section 7.10(f); provided however, for these purposes, to the extent relevant to the Competing Proposal in question, all percentages in subsections (a)(i) and (a)(ii) of the definition of Competing Proposal shall be increased to fifty percent (50%).

“Surviving Company” has the meaning set forth in the Recitals to this Agreement.

“Takeover Statutes” has the meaning set forth in Section 4.16.

“Tax” or “Taxes” means (i) all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon and (ii) any liability for Taxes described in clause (i) above under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law).

“Tax Return” means, with respect to a Person, a report, return or other information (including any amendments) required to be supplied to a Governmental Entity with respect to Taxes, including, where permitted or required, combined or consolidated returns for any group of entities that includes the Person or any of its Subsidiaries.

“Termination Fee” has the meaning set forth in Section 9.4(a).

“Third Party” means a third party Person (or group of Persons) that is not an Affiliate of MCC or SIC.

Appendix A-15

ARTICLE II
THE MERGER

2.1 The Merger. Subject to the terms and conditions of this Agreement, in accordance with the DGCL and the MGCL, at the Effective Time, MCC shall merge with and into SIC and the separate corporate existence of MCC shall cease. SIC shall be the Surviving Company in the Merger and shall continue its existence as a corporation under the laws of the State of Maryland.

2.2 Effective Time. Contemporaneously with the Closing, SIC shall file or cause to be filed (a) a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary”), and (b) articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation for the State of Maryland (“SDAT”). The Merger shall become effective at the time (the “Effective Time”) set forth in the Certificate of Merger and Articles of Merger.

2.3 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in this Agreement, the DGCL and the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges and powers of MCC and SIC shall be vested in SIC as the Surviving Company, and all debts, liabilities and duties of MCC shall become the debts, liabilities and duties of SIC as the Surviving Company.

2.4 Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of SIC, MCC or the holder of any of the following securities:

(a) each share of SIC Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger;

(b) each Excluded MCC Share issued and outstanding or held in treasury by MCC shall be cancelled and shall cease to exist and no Merger Consideration or other amounts or consideration shall be delivered in exchange therefor;

(c) subject to Section 2.4(e), at the Effective Time and subject to deduction for any required withholding Tax, each share of MCC Common Stock other than the Excluded MCC Shares shall be converted into the right to receive 0.805 shares of SIC Common Stock (the “Exchange Ratio”). The aggregate shares of SIC Common Stock to be issued in accordance with Section 2.4(c) (the “Merger Shares”), together with any cash to be paid in lieu of fractional shares in accordance with Section 3.4(g), shall be referred to collectively as the “Merger Consideration”;

(d) any shares of MCC Common Stock converted into the right to receive the Merger Consideration pursuant to this Article II shall, upon such conversion, no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of MCC Common Stock (each, a “Certificate”) shall thereafter represent only the right to receive the Merger Consideration into which the shares of MCC Common Stock represented by such Certificate have been converted pursuant to this Section 2.4 and Section 3.4(g), as well as any dividends to which former holders of shares of MCC Common Stock become entitled in accordance with Article III; and

Appendix A-16

(e) if, between the date of this Agreement and the Effective Time, the outstanding shares of SIC Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change and specifically excluding sales of SIC Common Stock, sales of SIC equity-linked securities, and issuance of SIC Common Stock pursuant to SIC’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by SIC, an appropriate and proportionate adjustment shall be made to the Exchange Ratio.

2.5 Articles of Incorporation and Bylaws of the Surviving Company. Promptly following the date hereof, the SIC Board will review and approve an amendment and restatement of the charter of SIC (the “SIC Charter” and, as so amended and restated, the “Amended and Restated Charter”), which Amended and Restated Charter shall be reasonably acceptable to the MCC Board, in order to remove terms inconsistent with, and to add terms advisable to reflect, the publicly traded nature of SIC, as the Surviving Company, following the Closing. Following such approval, the SIC Board shall submit the Amended and Restated Charter to the stockholders of SIC for their approval at the SIC Stockholder Meeting. Following the date hereof, the SIC Board will review and approve any amendments to, or amendments and restatements of, the bylaws of SIC (the “SIC Bylaws”), which shall be reasonably acceptable to the MCC Board, in order to remove terms inconsistent with, and to add terms advisable to reflect, the publicly traded nature of SIC, as the Surviving Company, following the Closing. The SIC Bylaws, as in effect immediately prior to the Effective Time, shall remain the bylaws of SIC, as the Surviving Company, until thereafter amended in accordance with Applicable Law and the terms of such bylaws.

2.6 Directors and Officers. Promptly following the date hereof, SIC shall take such actions as may be required by the SIC Charter and SIC Bylaws in order to appoint the individuals to serve as directors of the Surviving Company, effective as of the Effective Time, which individuals shall consist of the current independent directors of SIC, one interested director of SIC and two independent directors of MCC. Each of SIC and MCC shall include the identities of such directors in the Joint Proxy Statement/Prospectus to be provided to SIC and MCC stockholders. Upon being duly elected, such directors shall serve from and after the Effective Time until their respective successors shall have been duly elected, appointed or qualified or until their respective earlier death, resignation or removal in accordance with the charter and bylaws of the Surviving Company. The officers of the Surviving Company as of the Effective Time shall be as designated by the SIC Board and, prior to the Effective Time, the SIC Board shall take such actions as may be necessary to appoint such individuals as the officers of the Surviving Company, effective as of the Effective Time.

2.7 Tax Consequences. It is intended that the Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement shall constitute a “plan of reorganization” for such purposes.

Appendix A-17

ARTICLE III
CLOSING; DELIVERY OF MERGER CONSIDERATION

3.1 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m. on a date and at a place to be specified by the parties, which date shall be no later than five Business Days after the satisfaction or waiver (subject to Applicable Law) of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied or waived at the Closing), unless extended by mutual agreement of the parties (the “Closing Date”).

3.2 Exchange Agent. Prior to the Effective Time, SIC shall appoint a bank or trust company, or SIC’s transfer agent, in each case reasonably acceptable to MCC, pursuant to an agreement (the “Exchange Agent Agreement”) to act as exchange agent (the “Exchange Agent”) hereunder.

3.3 Deposit of Merger Consideration. At or prior to the Effective Time, SIC shall (i) authorize the Exchange Agent to issue an aggregate number of shares of SIC Common Stock equal to the aggregate Merger Shares and (ii) deposit, or cause to be deposited with, the Exchange Agent sufficient cash to make the payments to holders of shares of MCC Common Stock described in Section 3.4(g) (collectively, the “Exchange Fund”). The Exchange Agent shall invest any cash included in the Exchange Fund as directed by SIC; provided, however, that no gain or loss thereon shall affect the amounts payable to former holders of shares of MCC Common Stock pursuant to Article II or Article III of this Agreement. Any interest or other income resulting from such investments shall be the sole property of SIC.

3.4 Delivery of Merger Consideration.

(a) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a Certificate(s) which immediately prior to the Effective Time represented outstanding shares of MCC Common Stock (other than Excluded MCC Shares) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such Certificate(s) shall pass, only upon delivery of such Certificate(s) (or affidavits of loss in lieu of such Certificates)) to the Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by the Exchange Agent Agreement (the “Letter of Transmittal”) and (ii) instructions for use in surrendering such Certificate(s) in exchange for the Merger Consideration and any dividends or distributions to which such holder is entitled pursuant to Article II and this Article III; provided, however, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent to receive the Merger Consideration that such holder is entitled to receive as a result of the Merger. In lieu thereof, each holder of record of one or more Book-Entry Shares (other than Excluded MCC Shares) shall upon receipt by the Exchange Agent of an “agent’s message” in customary form (it being understood that the holders of Book-Entry Shares shall be deemed to have surrendered such shares upon receipt by the Exchange Agent of such “agent’s message” or such other evidence, if any, as the Exchange Agent may reasonably request), be entitled to receive, and SIC shall cause the Exchange Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, the Merger Consideration such holder is entitled to receive as a result of the Merger, and the Book-Entry Shares so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Book-Entry Shares. Prior to the Effective Time, the parties shall reasonably cooperate to establish procedures with the Exchange Agent and The Depository Trust Company (“DTC”) designed to provide that the Exchange Agent will transmit to DTC or its nominee, on the Closing Date, upon surrender of Book-Entry Shares held of record by DTC or its nominee in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by SIC, MCC, the Exchange Agent and DTC, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger.

Appendix A-18

(b) Upon surrender to the Exchange Agent of its Certificate or Certificates, accompanied by a properly completed Letter of Transmittal, a holder of shares of MCC Common Stock (other than Excluded MCC Shares) will be entitled to receive promptly after the Effective Time the Merger Consideration in respect of the shares of MCC Common Stock represented by its Certificate or Certificates, as well as any dividends payable with respect to such shares of MCC Common Stock at the time of surrender, and any dividends with respect to shares of SIC Common Stock to which such holder is entitled. Until so surrendered, each such Certificate shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the Merger Consideration upon surrender of such Certificate in accordance with, together with any dividends or distributions to which such holder is entitled pursuant to, Article II or this Article III.

(c) Prior to the Closing Date, in the event that MCC has undistributed investment company taxable income (as defined in Section 852(b)(2) of the Code) or net capital gain (as defined in Section 1221(11) of the Code) for MCC's short taxable year ending on the Closing Date, MCC shall declare a dividend, payable in cash or MCC Common Stock or a combination thereof (the “Final MCC Dividend”), to holders of shares of MCC Common Stock. The Final MCC Dividend, together with all previous MCC dividends with respect to MCC's taxable year ending on the Closing Date, shall result in MCC distributing to MCC's stockholders all of MCC's undistributed investment company taxable income (as defined in Section 852(b)(2) of the Code) and all of MCC's net capital gain (as defined in Section 1221(11) of the Code) for MCC's taxable year ending on the Closing Date. If MCC determines it necessary to declare a Final MCC Dividend, it shall notify SIC at least ten (10) days prior to MCC Stockholder Meeting.

(d) No dividends or other distributions declared with respect to SIC Common Stock to stockholders of record on or after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of SIC Common Stock to which the holder of such Certificate is entitled upon exchange thereof in accordance with Article II and this Article III, in each case unless and until the holder thereof shall surrender such Certificate in accordance with this Article III. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such Certificate in accordance with this Article III, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of SIC Common Stock represented by such Certificate and not paid prior to the date of surrender, and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to whole shares of SIC Common Stock represented by such Certificate with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the surrender date.

(e) If any Merger Consideration is to be issued or paid in a name other than that in which a Certificate formerly representing MCC Common Stock surrendered in exchange therefor is registered, it shall be a condition to the issuance or payment of such Merger Consideration that such Certificate shall be properly endorsed or otherwise be in proper form for transfer, and the Person requesting such payment or issuance shall pay any transfer or other similar Taxes required by reason of the payment or issuance to a Person other than the registered holder of the Certificate or establish to the satisfaction of SIC that the Tax has been paid or is not applicable.

Appendix A-19

(f) The Exchange Agent (or, subsequent to the earlier of (x) the one-year anniversary of the Effective Time and (y) the expiration or termination of the Exchange Agent Agreement, SIC) shall be entitled to deduct and withhold from any cash in lieu of fractional shares of SIC Common Stock otherwise payable pursuant to this Agreement to any holder of shares of MCC Common Stock such amounts as the Exchange Agent or SIC, as the case may be, is required to deduct and withhold under the Code, or any provision of state, local or foreign Tax law, with respect to the making of such payment. To the extent the amounts are so withheld by the Exchange Agent or SIC, as the case may be, and timely paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of MCC Common Stock in respect of whom such deduction and withholding was made by the Exchange Agent or SIC, as the case may be.

(g) After the Effective Time, there shall be no transfers on the stock transfer books of MCC of the shares of MCC Common Stock that were issued and outstanding immediately prior to the Effective Time other than to settle transfers of MCC Common Stock that occurred prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares representing such shares of MCC Common Stock are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the Merger Consideration payable and issuable in respect of such Certificates, together with any dividends and distributions to which such holder is entitled in accordance with this Article III.

(h) Notwithstanding anything to the contrary contained in this Agreement, no fractional shares of SIC Common Stock shall be issued upon the surrender of Certificates for exchange or presentation of Book-Entry Shares for transfer, no dividend or distribution with respect to SIC Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of SIC. In lieu of the issuance of any such fractional share, SIC shall pay to each former stockholder of MCC who otherwise would be entitled to receive such fractional share an amount in cash (rounded to the nearest cent) determined by multiplying (i) the most recently determined net asset value per share by (ii) the fraction of a share (after taking into account all shares of MCC Common Stock held by such holder at the Effective Time and rounded to the nearest thousandth when expressed in decimal form) of SIC Common Stock to which such holder would otherwise be entitled to receive pursuant to Section 2.4.

(i) Any portion of the Exchange Fund that remains unclaimed by the stockholders of MCC as of the first anniversary of the Effective Time may be paid to SIC. In such event, any former stockholders of MCC who have not theretofore complied with this Article III shall thereafter look only to SIC with respect to the Merger Consideration, any cash in lieu of any fractional shares and any unpaid dividends and distributions in respect of each share of SIC Common Stock such stockholder is entitled to, as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of SIC, the Surviving Company, the Exchange Agent or any other Person shall be liable to any former holder of shares of MCC Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

(j) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by SIC or the Exchange Agent, the posting by such Person of a bond in such amount as SIC may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration and any unpaid dividends or distributions deliverable in respect thereof pursuant to this Agreement.

Appendix A-20

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF MCC

Except as disclosed in (i) MCC SEC Reports (as defined in Section 4.5(c) below) filed prior to the date of this Agreement, or (ii) MCC Disclosure Schedule, MCC hereby represents and warrants to SIC as follows:

4.1 Corporate Organization.

(a) MCC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. MCC has the requisite corporate power and corporate authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on MCC.

(b) True, complete and correct copies of MCC Certificate and MCC Bylaws have previously been made available to SIC. MCC is not in violation of the MCC Certificate or the MCC Bylaws.

(c) Except as set forth in Section 4.1(c) of MCC Disclosure Schedule, MCC has no Subsidiaries or other equity interest in any other Person. Each of the Subsidiaries of MCC (i) is duly formed and validly existing and in good standing under the laws of the state of its formation, (ii) has the requisite limited partnership or other organizational power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on MCC. True, complete and correct copies of the Organizational Documents of each Subsidiary of MCC have previously been made available to SIC. No Subsidiary of MCC is in violation of its Organizational Documents.

Appendix A-21

4.2 Capitalization.

(a) The authorized capital stock of MCC consists of 200,000,000 shares, consisting of one hundred million (100,000,000) shares of MCC Common Stock of which, as of the date of this Agreement, 54,474,211 shares were issued and outstanding, and one hundred million (100,000,000) shares of MCC Preferred Stock of which, as of the date of this Agreement, no shares were issued and outstanding. All of the issued and outstanding shares of MCC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable, free of any Liens, and are not subject to any preemptive rights, whether arising under the laws of the State of Delaware or the State of Maryland or the MCC Certificate, MCC Bylaws or any MCC Contract, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, no MCC Voting Debt is issued or outstanding. As of the date of this Agreement, MCC does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of MCC Common Stock, MCC Preferred Stock, MCC Voting Debt or any other equity securities of MCC or any securities representing the right to purchase or otherwise receive any shares of MCC Common Stock, MCC Preferred Stock, MCC Voting Debt or other equity securities of MCC. As of the date of this Agreement, there are no contractual obligations of MCC or any of its Subsidiaries (A) to repurchase, redeem or otherwise acquire any shares of capital stock of MCC or any equity security of MCC or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of MCC or its Subsidiaries or (B) pursuant to which MCC or any of its Subsidiaries is or could be required to register shares of MCC capital stock or other securities under the Securities Act.

(b) Except as set forth in Section 4.2(b) of MCC Disclosure Schedule, all of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of MCC are owned, directly or indirectly, by MCC, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights. No Subsidiary of MCC has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

(c) Except for amounts outstanding under MCC Debt Documents, neither MCC nor any of its Subsidiaries has any Indebtedness for borrowed money.

4.3 Authority; No Violation.

(a) MCC has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the MCC Stockholder Approval, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by MCC Board. MCC Board has approved and declared advisable the Merger and this Agreement and determined that the Merger and the other transactions contemplated by this Agreement are advisable and in the best interests of MCC and its stockholders, has approved the MCC Matters and has directed that the MCC Matters be submitted to MCC’s stockholders for approval and adoption at a duly held meeting of such stockholders, together with the recommendation of MCC Board that the stockholders approve and adopt MCC Matters (the “MCC Board Recommendation”) and has adopted a resolution to the foregoing effect and to include such recommendation in the Joint Proxy Statement/Prospectus. Except for the approval and adoption of MCC Matters by the affirmative vote of the holders of a majority of the outstanding shares of MCC Common Stock (the “MCC Stockholder Approval”) at the MCC Stockholder Meeting, no other corporate proceedings on the part of MCC are necessary to approve the Merger, this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by MCC and (assuming due authorization, execution and delivery by SIC) constitutes the valid and binding obligation of MCC, enforceable against MCC in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”).

Appendix A-22

(b) Neither the execution and delivery of this Agreement by MCC nor the consummation by MCC of the transactions contemplated hereby, nor compliance by MCC with any of the terms or provisions of this Agreement, will (i) violate any provision of MCC Certificate or MCC Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained and/or made, (A) violate any Applicable Law applicable to MCC or any of its Subsidiaries, or any of their respective properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on MCC, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of MCC or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which MCC or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound (collectively, the “MCC Contracts”).

4.4 Consents and Approvals.

(a) Except for (i) the filing with the SEC of a joint proxy statement in definitive form (the “Joint Proxy Statement/Prospectus”) relating to the special meeting of MCC’s stockholders to be held in order to obtain MCC Stockholder Approval (the “MCC Stockholder Meeting”) and the special meeting of SIC’s stockholders to be held to vote on the SIC Matters (the “SIC Stockholder Meeting”) and of a registration statement on Form N-14 (the “Form N-14 Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Form N-14 Registration Statement by the SEC, (ii) the filing of the Certificate of Merger with the Delaware Secretary pursuant to the DGCL and the filing of the Articles of Merger with SDAT, (iii) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of the NYSE, or any other applicable self-regulatory organization (“SRO”), (iv) any notices, filings or consents of the SBA required to keep the SBA Debentures outstanding following the Effective Time, (v) any notices or filings under the HSR Act and the expiration of applicable waiting periods, (vi) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of SIC Common Stock pursuant to this Agreement, (vii) receipt of the SEC Exemptive Relief, or (viii) as set forth on Section 4.4(a) of MCC Disclosure Schedule (the foregoing (i) through (viii) referred to collectively as the “MCC Required Approvals”), no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are necessary in connection with the execution and delivery by MCC of this Agreement or the consummation by MCC of the Merger and the other transactions contemplated by this Agreement.

(b) Except for (i) receipt of MCC Stockholder Approval, (ii) receipt of the relevant consents or releases, or the taking of other actions, under MCC Debt Documents, (iii) receipt of the relevant consents or releases, or the taking of other actions, under MCC Contracts set forth in Section 4.4(b) of MCC Disclosure Schedule, and (iv) matters covered in the immediately preceding Section 4.4(a), no consents or approvals of any Person are necessary in connection with the execution and delivery by MCC of this Agreement or the consummation by MCC of the Merger and the other transactions contemplated by this Agreement.

Appendix A-23

4.5 Reports; Regulatory Matters.

(a) MCC and each of its Subsidiaries have timely filed all reports, registration statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2014 with (i) the SEC, (ii) the NYSE, and (iii) any other applicable SRO or Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2014, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any SRO or Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations of MCC and its Subsidiaries conducted by a SRO or Governmental Entity in the ordinary course of the business, no SRO or Governmental Entity has initiated since December 31, 2014 or has pending any proceeding, enforcement action or, to the knowledge of MCC, investigation into the business, disclosures or operations of MCC or any of its Subsidiaries. Since December 31, 2014, no SRO or Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of MCC, investigation into the business, disclosures or operations of MCC or any of its Subsidiaries. There is no unresolved, or, to MCC’s knowledge, threatened criticism, comment, exception or stop order by any SRO or Governmental Entity with respect to any report or statement relating to any examinations or inspections of MCC or any of its Subsidiaries. Since December 31, 2014, there have been no formal or informal inquiries by, or disagreements or disputes with, any SRO or Governmental Entity with respect to the business, operations, policies or procedures of MCC or any of its Subsidiaries (other than normal examinations conducted by a SRO or Governmental Entity in MCC’s ordinary course of business). MCC has made available to SIC all correspondence between MCC or any of its Subsidiaries and the SEC, the NYSE and any other SRO or Governmental Entity since December 31, 2014.

(b) Neither MCC nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since December 31, 2014 a recipient of any supervisory letter from, or since December 31, 2014 has adopted any policies, procedures or board resolutions at the request or suggestion of, any SRO or Governmental Entity that currently restricts in any material respect the conduct of its business (or to MCC’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of SIC or any of its Subsidiaries), or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “MCC Regulatory Agreement”), nor has MCC or any of its Subsidiaries been advised since December 31, 2014 by any SRO or Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such MCC Regulatory Agreement.

Appendix A-24

(c) MCC has filed on the SEC’s EDGAR system each (i) registration statement, prospectus, report, schedule and definitive proxy statement (including all exhibits, amendments and supplements thereto) required to be filed with or furnished to the SEC by MCC or any of its Subsidiaries pursuant to the Securities Act or the Exchange Act since December 31, 2014 (the “MCC SEC Reports”) and (ii) communication mailed by MCC to its stockholders since December 31, 2014. No such MCC SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements, proxy statements and prospectuses, on the dates of effectiveness, the dates of the relevant meetings and the dates of use, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that information contained in an MCC SEC Report as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all MCC SEC Reports complied as to form in all material respects with the Securities Act, the Exchange Act and the other rules and regulations of the SEC with respect thereto. No executive officer of MCC has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding or unresolved comments from the SEC with respect to any MCC SEC Report and, as of the date of this Agreement, to the knowledge of MCC, no MCC SEC Report is subject to any ongoing review by the SEC.

4.6 Financial Statements.

(a) The consolidated financial statements of MCC and its Subsidiaries included in MCC SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of MCC and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of MCC and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments immaterial in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b) Neither MCC nor any of its Subsidiaries has any liability or obligation of any nature whatsoever required by GAAP to be reflected or reserved for in a balance sheet (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of MCC included in its Annual Report on Form 10-K for the annual period ended December 31, 2017 (including any notes thereto) and for liabilities and obligations incurred in a commercially reasonable manner and in the ordinary course of business consistent with past practice since the date of such balance sheet.

Appendix A-25

(c) MCC has established and maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) that receipts and expenditures of MCC and its Subsidiaries are being made only in accordance with authorizations of MCC management and the MCC Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of MCC and each of MCC’s Subsidiaries’ assets that could have a material effect on MCC’s consolidated financial statements. MCC has disclosed, based on its most recent evaluation of such internal control over financial reporting prior to the date of this Agreement, to MCC’s auditors and the audit committee of the MCC Board and in Section 4.6(c) of MCC Disclosure Schedule (x) any significant deficiency and material weakness in the design or operation of MCC’s internal control over financial reporting that is reasonably likely to adversely affect MCC’s ability to record, process, summarize or report financial information, and (y) any fraud, whether or not material, that involves MCC management or other employees of MCC or any MCC Subsidiary who have a significant role in MCC’s internal control over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in the auditing standards of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.

(d) MCC’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by MCC in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to MCC’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of MCC required under the Exchange Act with respect to such reports. MCC’s management has completed an assessment of the effectiveness of MCC’s disclosure controls and procedures and, to the extent required by Applicable Law, presented in any applicable MCC SEC Report that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

(e) Since December 31, 2014, MCC and its principal executive officer and principal financial officer have complied in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of the NYSE. The principal executive officer and the principal financial officer of MCC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each MCC SEC Report, and the statements contained in such certifications were true and correct on the date such certifications were made . For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

4.7 Broker’s Fees. Except for the fees of Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), none of MCC, any of its Subsidiaries or any of their respective officers or directors has used any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement.

4.8 Absence of Certain Changes or Events. Since December 31, 2017, (a) the respective businesses of MCC and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice, (b) none of MCC or any of its Subsidiaries has taken any action that, if taken after the date of this Agreement, would result in a breach of the covenants set forth in Section 6.2, and (c) no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on MCC.

Appendix A-26

4.9 Legal Proceedings.

(a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on MCC, neither MCC nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of MCC’s knowledge, threatened, legal, administrative, arbitral or other proceedings, Claims, actions, suits or governmental or regulatory investigations of any nature against MCC or any of its Subsidiaries or to which any of their assets are subject.

(b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on MCC, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon MCC, any of its Subsidiaries or the assets of MCC or any of its Subsidiaries.

4.10 Taxes and Tax Returns.

(a) Each of MCC and its Subsidiaries (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon MCC or any Subsidiary for which MCC does not have reserves that are adequate under GAAP. Neither MCC nor any Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among MCC and its Subsidiaries as described in MCC Disclosure Schedule).

(b) Effective for the year ending September 30, 2011, MCC made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. MCC has qualified as a regulated investment company at all times subsequent to such election, and expects to qualify as such for its current taxable year. With respect to each relevant taxable year, MCC has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code, and will either (i) satisfy such distribution requirements for its current taxable year ending on the Closing Date or (ii) make a Final MCC Dividend declaration as set forth in Section 3.4(c).

(c) MCC and its Subsidiaries have complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by Applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under Applicable Laws.

(d) There are no Liens for Taxes upon the assets of MCC or any of the Subsidiaries, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

Appendix A-27

(e) Neither MCC nor any Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

4.11 Compliance with Applicable Law.

(a) MCC and each of its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses, and have complied in all respects with and are not in default in any respect under any, any Permit or Applicable Law, except for such failures, noncompliance or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on MCC.

(b) The SBIC Subsidiary is licensed to operate as a Small Business Investment Company (“SBIC”) by the SBA. The SBIC Subsidiary’s SBIC license is in good standing with the SBA and no adverse regulatory findings contained in any examinations reports prepared by the SBA regarding any of the SBIC Subsidiaries are outstanding or unresolved.

4.12 Certain Contracts.

(a) Except as set forth in Section 4.12(a) of MCC Disclosure Schedule or as expressly contemplated by this Agreement, neither MCC nor any of its Subsidiaries is a party to or bound by any MCC Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in MCC SEC Reports filed prior to the date hereof (each such MCC Contract, a “MCC Material Contract”).

(b) Except as set forth in Section 4.12 of MCC Disclosure Schedule, (i) each MCC Material Contract is valid and binding on MCC or its applicable Subsidiary, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) MCC and each of its Subsidiaries and, to MCC’s knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each MCC Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of MCC or any of its Subsidiaries or, to MCC’s knowledge, any other party thereto under any such MCC Material Contract. Except as set forth in Section 4.12 of MCC Disclosure Schedule, there are no disputes pending or, to MCC’s knowledge, threatened with respect to any MCC Material Contract.

4.13 Investment Securities. Each of MCC and its Subsidiaries has good title to all securities (including any evidence of Indebtedness) owned by it, free and clear of any Liens, except (a) for those Liens or restrictions arising under the Organizational Documents of the issuers of such securities, (b) to the extent such securities are pledged in connection with MCC Debt Documents, (c) to the extent arising under the requirements of the SBA, (d) for restrictions on transferability arising under federal or state securities laws or (e) for Liens or restrictions which would not individually or in the aggregate be material with respect to the value, ownership or transferability of such securities.

Appendix A-28

4.14 Property. MCC or one of its Subsidiaries (a) has good and marketable title to all the properties and assets (excluding securities, which are addressed in Section 4.13 above) reflected in the latest audited balance sheet included in such MCC SEC Reports as being owned by MCC or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such MCC SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to MCC’s knowledge, the lessor.

4.15 Intellectual Property. MCC owns or possesses sufficient rights to use all Intellectual Property Rights used in the conduct of its business as now conducted, all of which shall remain in effect following the Closing, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect on MCC; and the expected expiration or termination of any of such Intellectual Property Rights would not result in a Material Adverse Effect on MCC.

4.16 State Takeover Laws. MCC Board has unanimously approved this Agreement and the transactions contemplated hereby as required to render inapplicable to this Agreement and such transactions the restrictions on “business combinations” set forth in the DGCL or any other “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law (any such laws, “Takeover Statutes”).

4.17 Opinion. The Special Committee of the MCC Board has received the opinion of Sandler O’Neill, to the effect that, as of the date of such opinion and subject to certain assumptions, limitations, qualifications and other matters, the Exchange Ratio set forth in this Agreement is fair, from a financial point of view, to the holders of shares of MCC Common Stock (other than SIC, MDLY and their respective Affiliates); it being agreed that SIC is not entitled to rely upon such opinion.

4.18 MCC Information. The information relating to MCC and its Subsidiaries that is provided by MCC or its representatives for inclusion in the Form N-14 Registration Statement and/or Joint Proxy Statement/Prospectus, or in any application, notification or other document filed with any other SRO or Governmental Entity (including the SEC) in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Joint Proxy Statement/Prospectus as it relates to MCC and its Subsidiaries and other portions within the reasonable control of MCC and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

4.19 Insurance. MCC and its Subsidiaries maintain, or are covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which MCC and its Subsidiaries operate. Except as would not be reasonably expected to have a Material Adverse Effect on MCC, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

Appendix A-29

4.20 Environmental Matters. Except as would not, individually or in the aggregate, have a Material Adverse Effect on MCC and its Subsidiaries, taken as a whole, there are no legal, administrative, arbitral or other proceedings, Claims, actions, causes of action or notices with respect to any Environmental Laws, pending or threatened against MCC or any of its Subsidiaries. Neither MCC nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or Third Party imposing any liability or obligation with respect to any of the foregoing.

4.21 Reorganization; Approvals. As of the date of this Agreement, MCC (a) is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, and (b) knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

4.22 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV and any closing certificate delivered to SIC, neither MCC nor any other Person on behalf of MCC makes any express or implied representation or warranty with respect to MCC, any of its Subsidiaries, any investment assets or portfolio company, or any other information provided to SIC in connection with the Merger and the other transactions contemplated by this Agreement, including the accuracy, completeness or timeliness thereof. Neither MCC nor any other Person will have or be subject to any claim, liability or indemnification obligation to SIC or any other Person resulting from the distribution or failure to distribute to SIC, or SIC’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to SIC in the electronic data room maintained by MCC for purposes of the transactions contemplated by this Agreement or management presentations in expectation of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF SIC

Except as disclosed in (i) the SIC SEC Reports (as defined in Section 5.5(c) below) filed prior to the date of this Agreement, or (ii) the SIC Disclosure Schedule, SIC hereby represents and warrants to MCC as follows:

5.1 Corporate Organization.

(a) SIC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. SIC has the requisite corporate power and corporate authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on SIC.

(b) True, complete and correct copies of the SIC Charter and the SIC Bylaws have previously been made available to MCC. SIC is not in violation of the SIC Charter or the SIC Bylaws.

Appendix A-30

(c) Except as set forth in Section 5.1(c) of the SIC Disclosure Schedule, SIC has no Subsidiaries or other equity interest in any other Person. Each of SIC’s Subsidiaries (i) is duly formed and validly existing and in good standing under the laws of the state of its formation, (ii) has the requisite corporate or other organizational power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on SIC. True, complete and correct copies of the Organizational Documents of each Subsidiary of SIC have previously been made available to MCC. No Subsidiary of SIC is in violation of its Organizational Documents.

5.2 Capitalization.

(a) The authorized capital stock of SIC consists of 250,000,000 shares of SIC Common Stock of which, as of the date of this Agreement, 97,578,798 shares were issued and outstanding. As of the date of this Agreement, no shares of SIC Common Stock were reserved for issuance. All of the issued and outstanding shares of SIC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, no SIC Voting Debt is issued or outstanding. As of the date of this Agreement, except pursuant to this Agreement, SIC does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of SIC Common Stock, SIC Voting Debt or any other equity securities of SIC or any securities representing the right to purchase or otherwise receive any shares of SIC Common Stock, SIC Voting Debt or other equity securities of SIC. As of the date of this Agreement, except pursuant to this Agreement, there are no contractual obligations of SIC or any of its Subsidiaries (A) to repurchase, redeem or otherwise acquire any shares of capital stock of SIC or any equity security of SIC or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of SIC or its Subsidiaries or (B) pursuant to which SIC or any of its Subsidiaries is or could be required to register shares of SIC capital stock or other securities under the Securities Act.

(b) Except as set forth in Section 5.2(b) of the SIC Disclosure Schedule, all of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of SIC are owned, directly or indirectly, by SIC, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights. No Subsidiary of SIC has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

(c) The Merger Shares, when issued in compliance with the provisions of this Agreement and the Form N-14 Registration Statement, will be validly issued and will be fully paid and nonassessable, free of any Liens, and will not be subject to any preemptive rights, whether arising under the laws of the State of Maryland or the SIC Charter or the SIC Bylaws, as amended or restated, or any SIC Contract.

Appendix A-31

(d) Except for amounts outstanding under the SIC Debt Documents, neither SIC nor any of its Subsidiaries has any Indebtedness for borrowed money.

5.3 Authority; No Violation.

(a) SIC has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the SIC Stockholder Approval, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the SIC Board. The SIC Board has determined that the Merger, this Agreement, the issuance of the Merger Shares and the other transactions contemplated by this Agreement are advisable and in the best interests of SIC and its stockholders, has approved the SIC Matters and has directed that the SIC Matters be submitted to the SIC’s stockholders for approval and adoption at a duly held meeting of such stockholders, together with the recommendation of the SIC Board that the stockholders approve and adopt the SIC Matters (the “SIC Board Recommendation”) and has adopted a resolution to the foregoing effect. Except for the approval and adoption of the SIC Matters by the affirmative vote of the holders of a majority of the outstanding shares of SIC Common Stock (the “SIC Stockholder Approval”) at the SIC Stockholder Meeting, no other corporate proceedings on the part of SIC are necessary to approve the Merger, this Agreement, the issuance of the Merger Shares or the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by SIC and (assuming due authorization, execution and delivery by MCC) constitutes the valid and binding obligation of SIC, enforceable against SIC in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by SIC nor the consummation by SIC of the transactions contemplated hereby, nor compliance by SIC with any of the terms or provisions of this Agreement, will (i) violate any provision of the SIC Charter or SIC Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 5.4 are duly obtained and/or made, (A) violate any Applicable Law applicable to SIC or any of its Subsidiaries, or any of their respective properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on SIC, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of SIC or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which SIC or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound (collectively, the “SIC Contracts”).

Appendix A-32

5.4 Consents and Approvals.

(a) Except for (i) the filing with the SEC of the Form N-14 Registration Statement, and declaration of effectiveness thereof by the SEC, (ii) the filing of the Certificate of Merger with the Delaware Secretary pursuant to the DGCL and the filing of the Articles of Merger with SDAT, (iii) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of the NYSE or any SRO, (iv) any notices or filings under the HSR Act and the expiration of applicable waiting periods, (v) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of SIC Common Stock pursuant to this Agreement, (vi) compliance with the Investment Company Act and the rules and regulations promulgated thereunder, (vii) the SEC Exemptive Relief and (viii) as set forth on Section 5.4(a) of the SIC Disclosure Schedule (the foregoing (i) through (viii) referred to collectively as the “SIC Required Approvals” and together with the MCC Required Approvals, the “Required Approvals”), no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are necessary in connection with the execution and delivery by SIC of this Agreement or the consummation by SIC of the Merger and the other transactions contemplated by this Agreement.

(b) Except for matters covered in the immediately preceding Section 5.4(a), no consents or approvals of any Person are necessary in connection with the execution and delivery by SIC of this Agreement or the consummation by SIC of the Merger and the other transactions contemplated by this Agreement or the conduct of the business of the Surviving Company immediately following the consummation of the Merger.

5.5 Reports; Regulatory Matters.

(a) SIC and each of its Subsidiaries have timely filed all reports, registration statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2014 with (i) the SEC and (ii) any SROs and with each applicable Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2014, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any SRO or Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations of SIC and its Subsidiaries conducted by a SRO or Governmental Entity in the ordinary course of the business, no SRO or Governmental Entity has initiated since December 31, 2014 or has pending any proceeding, enforcement action or, to the knowledge of SIC, investigation into the business, disclosures or operations of SIC or any of its Subsidiaries. Since December 31, 2014, no SRO or Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of SIC, investigation into the business, disclosures or operations of SIC or any of its Subsidiaries. There is no unresolved, or, to SIC’s knowledge, threatened criticism, comment, exception or stop order by any SRO or Governmental Entity with respect to any report or statement relating to any examinations or inspections of SIC or any of its Subsidiaries. Since December 31, 2014, there have been no formal or informal inquiries by, or disagreements or disputes with, any SRO or Governmental Entity with respect to the business, operations, policies or procedures of SIC or any of its Subsidiaries (other than normal examinations conducted by a SRO or Governmental Entity in SIC’s ordinary course of business). SIC has made available to MCC all correspondence between SIC or any of its Subsidiaries and the SEC and any other SRO or Governmental Entity since December 31, 2014.

Appendix A-33

(b) Neither SIC nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since December 31, 2014 a recipient of any supervisory letter from, or since December 31, 2014 has adopted any policies, procedures or board resolutions at the request or suggestion of, any SRO or Governmental Entity that currently restricts in any material respect the conduct of its business, or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “SIC Regulatory Agreement”), nor has SIC or any of its Subsidiaries been advised since December 31, 2014 by any SRO or Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such SIC Regulatory Agreement.

(c) SIC has filed on the SEC’s EDGAR system each (i) registration statement, prospectus, report, schedule and definitive proxy statement (including all exhibits, amendments and supplements thereto) filed with or furnished to the SEC by SIC or any of its Subsidiaries pursuant to the Securities Act or the Exchange Act since December 31, 2014 (the “SIC SEC Reports”) and (ii) communication mailed by SIC to its stockholders since December 31, 2014. No such SIC SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements, proxy statements and prospectuses, on the dates of effectiveness, the dates of the relevant meetings and dates of use, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that information contained in any SIC SEC Report as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all SIC SEC Reports complied as to form in all material respects with the Securities Act, the Exchange Act and the other rules and regulations of the SEC with respect thereto. No executive officer of SIC has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding or unresolved comments from the SEC with respect to any SIC SEC Report and, as of the date of this Agreement, to the knowledge of SIC, no SIC SEC Report is subject to any ongoing review by the SEC.

5.6 Financial Statements.

(a) The consolidated financial statements of SIC and its Subsidiaries included in the SIC SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of SIC and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of SIC and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments immaterial in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b) Neither SIC nor any of its Subsidiaries has any liability or obligation of any nature whatsoever required by GAAP to be reflected or reserved for in a balance sheet (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of SIC included in its Annual Report on Form 10-K for the annual period ended December 31, 2017 (including any notes thereto) and for liabilities and obligations incurred in a commercially reasonable manner and in the ordinary course of business consistent with past practice since the date of such balance sheet.

Appendix A-34

(c) SIC has established and maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) that receipts and expenditures of SIC and its Subsidiaries are being made only in accordance with authorizations of SIC management and the SIC Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of SIC and each of SIC’s Subsidiaries’ assets that could have a material effect on SIC’s consolidated financial statements. SIC has disclosed, based on its most recent evaluation of such internal control over financial reporting prior to the date of this Agreement, to SIC’s auditors and the audit committee of the SIC Board and in Section 4.6(c) of the SIC Disclosure Schedule (x) any significant deficiency and material weakness in the design or operation of SIC’s internal control over financial reporting that is reasonably likely to adversely affect SIC’s ability to record, process, summarize or report financial information, and (y) any fraud, whether or not material, that involves SIC management or other employees of SIC or any SIC Subsidiary who have a significant role in SIC’s internal control over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in the auditing standards of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.

(d) SIC’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by SIC in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to SIC’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of SIC required under the Exchange Act with respect to such reports. SIC’s management has completed an assessment of the effectiveness of SIC’s disclosure controls and procedures and, to the extent required by Applicable Law, presented in any applicable SIC SEC Report that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

(e) Since December 31, 2014, SIC and its principal executive officer and principal financial officer of SIC have complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the Exchange Act. The principal executive officer and the principal financial officer of SIC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each SIC SEC Report, and the statements contained in such certifications were true and correct on the date such certifications were made. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

5.7 Broker’s Fees. Except for Broadhaven Capital Partners, none of SIC, any of its Subsidiaries or any of their respective officers or directors has used any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement.

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5.8 Absence of Certain Changes or Events. Since December 31, 2017, (a) the respective businesses of SIC and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice, (b) none of SIC or any of its Subsidiaries has taken any action that, if taken after the date of this Agreement, would result in a breach of the covenants set forth in Section 6.3, and (c) no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on SIC.

5.9 Legal Proceedings.

(a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on SIC, neither SIC nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of SIC’s knowledge, threatened, legal, administrative, arbitral or other proceedings, Claims, actions, suits or governmental or regulatory investigations of any nature against SIC or any of its Subsidiaries or to which any of their assets are subject.

(b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on SIC, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon SIC, any of its Subsidiaries or the assets of SIC or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to SIC or any of its Subsidiaries).

5.10 Taxes and Tax Returns.

(a) Each of SIC and its Subsidiaries (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon SIC or any Subsidiary for which SIC does not have reserves that are adequate under GAAP. Neither SIC nor any Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among SIC and its Subsidiaries as described in the SIC Disclosure Schedule).

(b) Effective for the year ending December 31, 2012, SIC made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. SIC has qualified as a regulated investment company at all times subsequent to such election, and expects to qualify as such for its current taxable year. With respect to each relevant taxable year, SIC has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

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(c) SIC and its Subsidiaries have complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by Applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under Applicable Laws.

(d) There are no Liens for Taxes upon the assets of SIC or any of the Subsidiaries, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(e) Neither SIC nor any Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

5.11 Compliance with Applicable Law.

(a) SIC and each of its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses, and have complied in all respects with and are not in default in any respect under any, any Permit or Applicable Law, except for such failures, non-compliance or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on SIC.

(b) Neither SIC nor, to the knowledge of SIC, any “affiliated person” of SIC has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of SIC, has any affiliated person of SIC been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act.

5.12 Certain Contracts.

(a) Except as set forth in Section 5.12(a) of the SIC Disclosure Schedule or as expressly contemplated by this Agreement, neither SIC nor any of its Subsidiaries is a party to or bound by any SIC Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the SIC SEC Reports filed prior to the date hereof (collectively, the “SIC Material Contracts”).

(b) Except as set forth in Section 5.12(b) of the SIC Disclosure Schedule, (i) each SIC Material Contract is valid and binding on SIC or its applicable Subsidiary, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) SIC and each of its Subsidiaries and, to SIC’s knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each SIC Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of SIC or any of its Subsidiaries or, to SIC’s knowledge, any other party thereto under any such SIC Material Contract. Except as set forth in Section 5.12 of the SIC Disclosure Schedule, there are no disputes pending or, to SIC’s knowledge, threatened with respect to any SIC Material Contract.

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5.13 Investment Securities. Each of SIC and its Subsidiaries has good title to all securities (including any evidence of Indebtedness) owned by it, free and clear of any Liens, except (a) for those Liens or restrictions arising under the Organizational Documents of the issuers of such securities, (b) to the extent such securities are pledged in connection with any loan documents or credit facilities, (c) for restrictions on transferability arising under federal or state securities laws or (d) for Liens or restrictions which would not individually or in the aggregate be material with respect to the value, ownership or transferability of such securities.

5.14 Property. SIC or one of its Subsidiaries (a) has good and marketable title to all the properties and assets (excluding securities, which are addressed in Section 5.13 above) reflected in the latest audited balance sheet included in such SIC SEC Reports as being owned by SIC or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such SIC SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to SIC’s knowledge, the lessor.

5.15 Intellectual Property. SIC owns or possesses sufficient Intellectual Property Rights reasonably necessary to conduct its business as now conducted and as described in the SIC SEC Reports, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect on SIC; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect on SIC.

5.16 State Takeover Laws. To the knowledge of SIC, within the past five years, none of MCC, its Affiliates or its “associates” (as defined in Section 3-601 of the MGCL) has been an “interested stockholder” of SIC. The SIC Board has taken all action necessary to render inapplicable to the Merger the restrictions on business combinations contained in Subtitle 6 of Title 3 of the MGCL. The restrictions on control share acquisitions contained in Subtitle 7 of Title 3 of the MGCL are not applicable to the Merger. To the knowledge of SIC, no other Takeover Statutes are applicable to this Agreement or the Merger.

5.17 Opinion. The SIC Special Committee has received the opinion of Broadhaven Capital Partners to the effect that, subject to certain assumptions, limitations and qualifications set forth therein, the consideration to be issued by SIC as set forth in this Agreement and the MDLY Merger Agreement, considered as a whole and not in separate parts, is fair, from a financial point of view, to SIC from a financial point of view; it being agreed that MCC is not entitled to rely upon such opinion.

5.18 SIC Information. The information relating to SIC and its Subsidiaries that is provided by SIC or its representatives for inclusion in the Form N-14 Registration Statement and/or Joint Proxy Statement/Prospectus, or in any application, notification or other document filed with any other SRO or Governmental Entity (including the SEC) in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Form N-14 Registration Statement will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

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5.19 Insurance. SIC and its Subsidiaries maintain, or are covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which SIC and its Subsidiaries operate. Except as would not be reasonably expected to have a Material Adverse Effect on SIC, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

5.20 Environmental Matters. Except as would not, individually or in the aggregate, have a Material Adverse Effect on SIC and its Subsidiaries, taken as a whole, there are no legal, administrative, arbitral or other proceedings, Claims, actions, causes of action or notices with respect to any Environmental Laws, pending or threatened against SIC or any of its Subsidiaries. Neither SIC nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or Third Party imposing any liability or obligation with respect to any of the foregoing.

5.21 Reorganization; Approvals. As of the date of this Agreement, SIC (a) is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, and (b) knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

5.22 No Other Representations or Warranties. Except for the representations and warranties contained in this Article V and any closing certificate delivered to MCC, neither SIC nor any other Person on behalf of SIC makes any express or implied representation or warranty with respect to SIC, any of its Subsidiaries, any investment assets or portfolio company, or any other information provided to MCC in connection with the Merger and the other transactions contemplated by this Agreement, including the accuracy, completeness or timeliness thereof. Neither SIC nor any other Person will have or be subject to any claim, liability or indemnification obligation to MCC or any other Person resulting from the distribution or failure to distribute to MCC, or MCC’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to MCC in the electronic data room maintained by SIC for purposes of the transactions contemplated by this Agreement or management presentations in expectation of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article V.

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ARTICLE VI
COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1 Conduct of Businesses Prior to the Effective Time. Except as expressly contemplated by or permitted by this Agreement or the MDLY Merger Agreement or with the prior written consent of the other party, during the period from the date of this Agreement to the Effective Time, (a) each of MCC and SIC shall, and shall cause each of its respective Subsidiaries to, (i) conduct its business in the ordinary course in all material respects, as such business is being conducted as of the date hereof, and (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees, and (b) each of MCC and SIC shall, and shall cause each of its respective Subsidiaries to, take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of MCC or SIC either to obtain any necessary approvals of any SRO or Governmental Entity required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement or to consummate the transactions contemplated hereby or thereby.

6.2 MCC Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement or as provided in Section 6.2 of MCC Disclosure Schedule, MCC shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of SIC (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) other than in the ordinary course of business consistent with past practice, incur any Indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, make any loan or advance or capital contribution to, or investment in, any Person;

(b) (i) adjust, split, combine or reclassify any of its capital stock;

(ii) make, declare or pay any dividend, other than (A) the Final MCC Dividend, (B) its regular quarterly dividend consistent with past practice of no more than $0.10 per share (or in such lower amount as may be determined by MCC in the MCC Board’s discretion), and (C) dividends paid by any of the Subsidiaries of MCC to MCC or to any of its wholly-owned Subsidiaries;

(iii) make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or obligations other than in the ordinary course of business consistent with past practice or as required under Subchapter M of Chapter 1 of the Code; or

(iv) grant any stock options or restricted shares or restricted units or restricted stock units, or grant any Person any right to acquire any shares of its capital stock or other ownership interests or other securities or issue or sell any additional shares of capital stock or other ownership interests or securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest;

(c) sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any Person other than a wholly owned Subsidiary or cancel, release or assign any material amount of Indebtedness owed to or any claims held by MCC or any of its Subsidiaries, in each case other than pursuant to contracts in force as of the date of this Agreement and set forth in Section 6.2(c) of MCC Disclosure Schedule;

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(d) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code or take any action, or knowingly fail to take any action, inconsistent with the treatment of the Merger as a reorganization for federal income Tax purposes;

(e) amend the MCC Certificate or MCC Bylaws or the Organizational Documents of any Subsidiary of MCC, or take any action to exempt any Person (other than SIC or its Subsidiaries) or any action taken by any Person from any Takeover Statute or similarly restrictive provisions of its Organizational Documents;

(f) enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any MCC Material Contract (or any contract that, if existing as of the date hereof, would be a MCC Material Contract), other than (A) any termination or renewal in accordance with the terms of any existing MCC Material Contract that occurs automatically without any action (other than notice of renewal) by MCC or any of its Subsidiaries, (B) the entry into any modification or amendment of, or waiver or consent under, any MCC Material Contract as required or necessitated to obtain any MCC Required Approval, (C) the termination of a MCC Material Contract specifically contemplated by this Agreement or (D) amendments, waivers or consents to or under the MCC Debt Documents in the ordinary course of business consistent with past practice;

(g) form any Person that would comprise a Subsidiary or dissolve or liquidate any Subsidiary, in each case other than a wholly-owned Subsidiary;

(h) (i) materially amend any income Tax Return or any other material Tax Return, (ii) settle or compromise any material U.S. federal, state, local or foreign income Tax liability, audit, Claim or assessment or (iii) enter into any material closing agreement related to Taxes, except in each case unless required by Tax law or necessary or appropriate to preserve the status of any Subsidiary of MCC as a disregarded entity or partnership for U.S. federal income Tax purposes;

(i) acquire the assets, business, or properties of any non-Affiliated entity, or make any loans, advances or capital contributions to, or investments in, any Person (other than any wholly owned Subsidiary of MCC);

(j) allow the lapse or termination of policies of insurance covering material assets and businesses (other than the replacement of existing policies with substantially comparable policies);

(k) take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VIII not being satisfied;

(l) implement or adopt any change in its Tax accounting or financial accounting principles, practices or methods, other than as may be required by Applicable Law, GAAP or regulatory guidelines;

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(m) take any action that would be reasonably expected to prevent, materially impede or delay beyond the date set forth in Section 9.1(c) the consummation of the transactions contemplated by this Agreement; or

(n) agree to take, or publicly announce an intention to take, any of the actions prohibited by this Section 6.2.

6.3 SIC Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement or as provided in Section 6.3 of the SIC Disclosure Schedule, SIC shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of MCC (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) (i) adjust, split, combine or reclassify any of its capital stock;

(ii) make, declare or pay any dividend, other than (A) its regular quarterly dividend consistent with past practice, (B) dividends paid by any of the Subsidiaries of SIC to SIC or to any of its wholly-owned Subsidiaries and (C) any dividend necessary to comply with Subchapter M of Chapter 1 of the Code;

(iii) make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or obligations other than in the ordinary course of business consistent with past practice or as required by the SIC Charter or SIC Bylaws or under Subchapter M of Chapter 1 of the Code;

(iv) grant any stock options or restricted shares or restricted stock units, or grant any Person any right to acquire any shares of its capital stock, or other ownership interests or other securities or issue or sell any additional shares of capital stock or other ownership interests or securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest, other than in the ordinary course of business consistent with past practice or as contemplated by the SIC SEC Reports; or

(v) issue any additional shares of capital stock or other securities other than in the ordinary course of business consistent with past practice or as contemplated by the SIC SEC Reports;

(b) sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any Person other than a wholly owned Subsidiary or cancel, release or assign any material amount of Indebtedness owed to or any claims held by any such Person, in each case other than pursuant to contracts in force at the date of this Agreement, except in furtherance of its investment objective as set forth in the SIC SEC Reports;

(c) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

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(d) enter into any agreement with respect to, or amend any agreements relating to, its capital stock or Indebtedness;

(e) except as permitted by Section 2.5, amend, repeal or otherwise modify any provision of the SIC Charter, the SIC Bylaws, the Merger Sub Certificate or the Merger Sub Bylaws in a manner that would adversely affect MCC, the stockholders of MCC or the transactions contemplated by this Agreement;

(f) enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any SIC Material Contract (or any contract that, if existing as of the date hereof, would be a SIC Material Contract), other than (A) any termination or renewal in accordance with the terms of any existing SIC Material Contract that occurs automatically without any action (other than notice of renewal) by SIC or any of its Subsidiaries, (B) the entry into any modification or amendment of, or waiver or consent under, any SIC Material Contract as required or necessitated to obtain any SIC Required Approval, or (C) the termination of a SIC Material Contract specifically contemplated by this Agreement;

(g) form any Person that would comprise a Subsidiary or dissolve or liquidate any Subsidiary, in each case, other than a wholly-owned Subsidiary;

(h) (i) materially amend any income Tax Return or any other material Tax Return, (ii) settle or compromise any material U.S. federal, state, local or foreign income Tax liability, audit, Claim or assessment or (iii) enter into any material closing agreement related to Taxes, except in each case unless required by Tax law or necessary or appropriate to preserve the status of any Subsidiary of SIC as a disregarded entity or partnership for U.S. federal income Tax purposes;

(i) take any action, or permit the taking of any action, that will result in SIC not having in cash or cash equivalents amounts sufficient to make payment of the cash portion of the Merger Consideration due at Closing;

(j) enter into any contract involving or relating to, or otherwise approve, any liquidation, dissolution, merger, consolidation, restructuring, recapitalization, reorganization or similar transaction;

(k) take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VIII not being satisfied;

(l) take any action that would be reasonably expected to prevent, materially impede or delay beyond the date set forth in Section 9.1(c) the consummation of the transactions contemplated by this Agreement; or

(m) agree to take, or publicly announce an intention to take, any of the actions prohibited by this Section 6.3.

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ARTICLE VII
ADDITIONAL AGREEMENTS

7.1 Regulatory and Other Matters.

(a) The parties shall, and shall cause their respective Subsidiaries to, cooperate with each other and use their respective commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings with any Third Party or Governmental Entity and to take any further actions reasonably requested by the other party to obtain as promptly as practicable the Required Approvals and other consents required to be obtained in connection with the Merger and the other transactions contemplated by this Agreement. MCC and SIC shall have the right to review in advance, and, to the extent practicable, each will consult with the other on, in each case subject to Applicable Laws relating to the confidentiality of information, all information relating to MCC or SIC, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any Third Party or any Governmental Entity in connection with obtaining the Required Approvals. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as reasonably practicable. The parties shall consult with each other with respect to the obtaining of the Required Approvals and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement.

(b) Without in any way limiting the foregoing Section 7.1(a):

(i) SIC and MCC shall as promptly as reasonably practicable prepare and file with the SEC the Form N-14 Registration Statement. Each of SIC and MCC shall use its reasonable best efforts to have the Form N-14 Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and MCC and SIC shall promptly mail or deliver the Joint Proxy Statement/Prospectus to their respective stockholders upon such effectiveness. SIC shall also use its reasonable best efforts to obtain all necessary state securities Law or “Blue Sky” Permits required to issue the Merger Shares, and MCC shall use reasonable best efforts to furnish all information concerning MCC and the holders of shares of MCC Common Stock as may be reasonably requested in connection with any such action. Each of SIC and MCC shall, upon request, furnish to the other all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Form N-14 Registration Statement or any other statement, filing, notice or application made by or on behalf of SIC, MCC or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and provide the other party with a reasonable opportunity to review and comment on any such document. The information supplied or to be supplied by either SIC or MCC, as the case may be, for inclusion in the Form N-14 Registration Statement shall not at the time the Form N-14 Registration Statement is filed with the SEC or declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the generality of the foregoing, prior to the Effective Time each party shall notify the other party as promptly as practicable (i) upon becoming aware of any event or circumstance that should be described in an amendment to the Form N-14 Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus, and MCC and SIC shall cooperate in the prompt filing with the SEC of any necessary amendment to the Form N-14 Registration Statement or supplement to the Joint Proxy Statement/Prospectus and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to stockholders of MCC and SIC and (ii) promptly after the receipt by it of any written or oral comments of the SEC with respect to, or of any written or oral request by the SEC for amendments or supplements to, the Form N-14 Registration Statement or the Joint Proxy Statement/Prospectus, and shall promptly supply the other party with copies of all correspondence between it or any of its Representatives and the SEC with respect to any of the foregoing filings.

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(ii) Each of SIC and MCC shall, if and to the extent required, file with the FTC and the DOJ a Notification and Report Form relating to this Agreement and the transactions contemplated hereby if required by the HSR Act as promptly as reasonably practicable following the execution and delivery of this Agreement. Each of SIC and MCC shall (A) cooperate and coordinate with the other in the making of such filings (if required), (B) supply the other with any information that may be required in order to make such filings, (C) supply any additional information that reasonably may be required or requested by the FTC or the DOJ, and (D) take all other actions reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act applicable to the Merger as soon as practicable. Each of SIC and MCC shall promptly inform the other of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement in connection with such filings. If any party hereto or Affiliate thereof shall receive a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement pursuant to the HSR Act, then such party shall make (or cause to be made), as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

(iii) Promptly following the date hereof, the Parties will submit the application for the SEC Exemptive Relief to the Staff of the Division of Investment Management of the SEC and thereafter each Party shall provide all such supplemental information reasonably requested by the Staff in connection therewith and shall use its commercially reasonable efforts to obtain the SEC Exemptive Relief. In the event the SEC conditions the granting of SEC Exemptive Relief upon a change to the transaction structure or other matters contemplated by this Agreement and the MDLY Merger Agreement, the Parties shall work together in good faith to make such changes and, if and to the extent necessary, to amend this Agreement to reflect such modified terms; provided, however, in no event shall any Party be obligated to agree to any term that adversely changes the economic terms of this Agreement in any material respect or is inconsistent with the assumptions or other provisions set forth in the opinions of such party’s financial advisor.

(c) Subject to Applicable Law, each of SIC and MCC shall promptly advise the other upon receiving any communication from any Governmental Entity the consent or approval of which is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Required Approval will not be obtained or that the receipt of any such approval may be materially delayed.

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7.2 Access to Information.

(a) Upon reasonable notice and subject to Applicable Laws relating to the confidentiality of information, each of MCC and SIC shall, and shall cause each of its Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records, and, during such period, such party shall, and shall cause its Subsidiaries to, make available to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents that such party is not permitted to disclose under Applicable Law) and (ii) all other information concerning its business, properties and personnel as the other party may reasonably request. Neither MCC nor SIC, nor any of their respective Subsidiaries, shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of such party or its Subsidiaries or contravene any Applicable Law, fiduciary duty or binding confidentiality agreement with a Third Party entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b) MCC shall file all periodic reports required to be filed by it between the date hereof and the Effective Time. Each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 4.5(c) for MCC SEC Reports. SIC shall file all periodic reports required to be filed by it between the date hereof and the Effective Time. Each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 5.5(c) for SIC SEC Reports.

(c) All information and materials provided pursuant to this Agreement shall be subject to the provisions of the Confidentiality Agreement entered into between the parties as of July 16, 2018 (the “Confidentiality Agreement”).

(d) Each party acknowledges that it has had the opportunity to conduct due diligence and investigation with respect to the other party, and in no event shall either party have any liability to the other party with respect to a breach of representation or warranty under this Agreement to the extent that the non-breaching party knew of such breach as of the date hereof.

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7.3 MCC Stockholder Approval.

(a) Subject to the earlier termination of this Agreement in accordance with Article IX, MCC shall, as soon as practicable following the effectiveness of the Form N-14 Registration Statement, duly call, take any action required by the DGCL, the MCC Certificate or MCC Bylaws and any applicable requirements of the SEC or the NYSE necessary to give notice of, convene and hold, as promptly as practicable, MCC Stockholder Meeting for the purpose of obtaining MCC Stockholder Approval. The record date for MCC Stockholder Meeting shall be determined in prior consultation with and subject to the prior written approval of SIC (which prior written approval shall not be unreasonably delayed, conditioned or withheld). In connection therewith, MCC Board shall be permitted to adjourn, delay or postpone MCC Stockholder Meeting in accordance with Applicable Law (but not beyond the Outside Date) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which MCC Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by MCC’s stockholders prior to MCC Stockholder Meeting, (ii) if there are insufficient shares of MCC Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of MCC Stockholder Meeting, or (iii) to allow reasonable additional time to solicit additional proxies reasonably necessary in order to obtain MCC Stockholder Approval. Unless MCC Board has made a MCC Adverse Recommendation Change, MCC shall, through MCC Board, make MCC Board Recommendation, and shall include such MCC Board Recommendation in the Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from MCC stockholders proxies in favor of MCC Stockholder Approval, and (y) take all other action necessary or advisable to secure MCC Stockholder Approval.

(b) Except as expressly permitted in Section 7.10(e), neither MCC Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the MCC Board Recommendation, (ii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange relating to the securities of MCC shall have been commenced, a statement disclosing that MCC Board recommends rejection of such tender offer or exchange offer, or (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (any of the foregoing (i) through (iii) being referred to as an “MCC Adverse Recommendation Change”).

7.4 SIC Stockholder Approval.

(a) Subject to the earlier termination of this Agreement in accordance with Article IX, SIC shall, as soon as practicable following the effectiveness of the Form N-14 Registration Statement, duly call, take any action required by the MGCL, the SIC Charter or SIC Bylaws and any applicable requirements of the SEC necessary to give notice of, convene and hold, as promptly as practicable, the SIC Stockholder Meeting for the purpose of obtaining the SIC Stockholder Approval. The record date for the SIC Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of MCC (which prior written approval shall not be unreasonably delayed, conditioned or withheld). In connection therewith, the SIC Board shall be permitted to delay or postpone, and the duly appointed Chairman of the SIC Stockholder Meeting permitted to adjourn, the SIC Stockholder Meeting in accordance with Applicable Law (but not beyond the Outside Date) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the SIC Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the SIC’s stockholders prior to the SIC Stockholder Meeting, (ii) if there are insufficient shares of SIC Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the SIC Stockholder Meeting, or (iii) to allow reasonable additional time to solicit additional proxies reasonably necessary in order to obtain the SIC Stockholder Approval. Unless the SIC Board has made an SIC Adverse Recommendation Change, SIC shall, through the SIC Board, make the SIC Board Recommendation, and shall include such SIC Board Recommendation in the Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from SIC stockholders proxies in favor of the SIC Stockholder Approval, and (y) take all other action necessary or advisable to secure the SIC Stockholder Approval.

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(b) Except as expressly permitted in Section 7.10(e), neither the SIC Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the SIC Board Recommendation, (ii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange relating to the securities of SIC shall have been commenced, a statement disclosing that SIC Board recommends rejection of such tender offer or exchange offer or (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (any of the foregoing (i) through (iii) being referred to as a “SIC Adverse Recommendation Change”).

7.5 Exchange Listing. SIC shall (i) take all steps as may be reasonably necessary to cause the outstanding SIC Common Stock, the Merger Shares and the shares of SIC Common Stock to be issued in the MDLY Merger to be listed for trading on the NYSE, and (ii) use its commercially reasonable efforts to cause the outstanding SIC Common Stock, the Merger Shares and the shares of SIC Common Stock to be issued in the MDLY Merger to be listed for trading on the Tel Aviv Stock Exchange.

7.6 Indemnification; Directors’ and Officers’ Insurance.

(a) In the event of any threatened or actual Claim against any individual who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of MCC or any of its Subsidiaries or who is or was serving at the request of MCC or any of its Subsidiaries as a director or officer of another person (the “Indemnified Parties”), based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of MCC or any of its Subsidiaries prior to the Effective Time or (ii) this Agreement or any of the transactions contemplated by this Agreement, whether asserted or arising before or after the Effective Time, the parties shall cooperate and use their commercially reasonable efforts to defend against and respond thereto. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time existing on the date of this Agreement in favor of any Indemnified Party as provided in their respective certificates or articles of incorporation or by-laws (or comparable Organizational Documents), and any existing indemnification agreements set forth in Section 7.6 of MCC Disclosure Schedule (as may be modified or amended as provided below), shall, notwithstanding that the separate corporate existence of MCC shall cease as of the Effective Time, survive the Merger as a contractual obligation of the Surviving Company and shall continue in full force and effect in accordance with their terms for a period of six (6) years from the Closing Date, and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such individuals for acts or omissions occurring at or prior to the Effective Time or taken at the request of SIC pursuant to Section 7.7 hereof (provided, that such existing indemnification agreements may be amended prior to the Effective Time as expressly permitted by Section 6.2 of the MCC Disclosure Schedule, if such amendments are in form reasonably acceptable to SIC), it being understood that nothing in this sentence shall require any amendment to the articles or certificate of incorporation or bylaws as the Surviving Company.

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(b) For a period of six (6) years from the Closing Date, the Surviving Company, shall to the fullest extent permitted by Applicable Law, indemnify, defend and hold harmless, and provide advancement of expenses to, each Indemnified Party against all losses, Claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any Claim based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of MCC or any of its Subsidiaries, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby) or taken at the request of SIC pursuant to Section 7.7 hereof; provided, that the Surviving Company (i) shall not be liable for any amounts paid in the settlement of any Claim without its prior written consent, which shall not be unreasonably withheld, and (ii) shall be obligated to pay the fees and expenses of only one counsel for all Indemnified Parties with respect to any single Claim (each such counsel to be approved in advance by the Surviving Company, such consent not to be unreasonably withheld) unless the Surviving Company assumes the defense of such Claim, in which case it shall not be liable for any fees and expenses of counsel to the Indemnified Parties in respect of such Claim; provided that if an Indemnified Party determines in good faith that (a) the use of counsel chosen by the Surviving Company to represent such Indemnified Party would present such counsel with an actual or potential conflict, (b) the named parties in any such claim (including any impleaded parties) include both the Surviving Company and such Indemnified Party and such Indemnified Party shall conclude in good faith that there may be one or more legal defenses available to him or her that are different from or in addition to those available to the Surviving Company, (c) any such representation by such counsel would be precluded under the applicable standards of professional conduct then prevailing, or (d) or such Indemnified Party has interests in the claim or underlying subject matter that are substantially different from or in addition to those of other Persons against whom the claim has been made or might reasonably be expected to be made, then such Indemnified Party shall be entitled to retain separate counsel (but not more than one law firm, plus, if applicable, local counsel in respect of any particular claim for all indemnitees in such Indemnified Party’s circumstances) at the Surviving Company’s expense to the extent of such counsel’s reasonable fees and expenses.

(c) MCC shall, at its sole cost, cause the individuals serving as officers and directors of MCC or any of its Subsidiaries immediately at or prior to the Effective Time to be covered for a period of six years from the Effective Time by the directors’ and officers’ liability insurance policy maintained by MCC through the purchase of so-called “tail” insurance with respect to acts or omissions occurring prior to the Effective Time that were committed by such officers and directors in their capacity as such.

(d) The provisions of this Section 7.6 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

7.7 Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Company with full title to all properties, assets, rights, approvals, immunities and franchises of either party to the Merger, the proper officers and directors of each party and their respective Subsidiaries shall, at SIC’s sole expense, take all such necessary action as may be reasonably requested by SIC.

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7.8 Advice of Changes. Each of SIC and MCC shall promptly advise the other of any change or event (i) having or reasonably likely to have a Material Adverse Effect on it, (ii) that it believes would or would be reasonably likely to cause or constitute a breach of any of its representations, warranties or covenants contained in this Agreement that would result in the conditions to Closing set forth in Article VIII not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

7.9 Exemption from Liability Under Section 16(b). Prior to the Effective Time, SIC and MCC shall each take all such steps as may be necessary or appropriate to cause any disposition of shares of MCC Common Stock or conversion of any derivative securities in respect of such shares of MCC Common Stock in connection with the consummation of the transactions contemplated by this Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act to the extent permitted thereunder.

7.10 No Solicitation.

(a) Subject to Section 7.10(d), each of MCC and SIC shall, and shall use commercially reasonable efforts to cause its representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal.

(b) Until the earlier of the Effective Time and termination of this Agreement, each of MCC and SIC shall, as promptly as reasonably practicable, and in any event within two (2) Business Days of receipt by it or any of its representatives of any Competing Proposal or any inquiry that could reasonably be expected to lead to a Competing Proposal, deliver to the other party a written notice setting forth: (A) the identity of the Third Party making such Competing Proposal or inquiry (to the extent not prohibited by any applicable confidentiality agreement existing prior to the date of this Agreement) and (B) the material terms and conditions of any such Competing Proposal. MCC and SIC shall keep the other party reasonably informed of any material amendment or modification of any such Competing Proposal on a prompt basis, and in any event within two (2) Business Days thereafter.

(c) Except as otherwise provided in this Agreement (including Section 7.10(d)), until the earlier of Effective Time and termination of this Agreement in accordance with its terms, each of MCC and SIC shall not, and shall not permit its Subsidiaries to, and shall use commercially reasonable efforts to cause its representatives not to, directly or indirectly, (i) initiate, solicit, induce or knowingly encourage or facilitate any inquiry with respect to the making of any proposal or offer with respect to a Competing Proposal or (ii) engage in negotiations or discussions with, or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with, any Third Party relating to a Competing Proposal or any inquiry or proposal that could reasonably be expected to lead to a Competing Proposal; provided however, that notwithstanding the foregoing, (A) each of MCC and SIC may inform Persons of the provisions contained in this Section 7.10, and (B) each of MCC and SIC shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any Third Party with respect to MCC or SIC, as applicable, in order to allow such Third Party to submit a Competing Proposal, if the MCC Board or SIC Board, as applicable, determines in good faith (after consultation with such party’s legal counsel) that a failure to take such action with respect to such “standstill” or similar obligation could reasonably be expected to be inconsistent with its duties under Applicable Law.

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(d) Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the date that MCC Stockholder Approval is obtained (in the case of MCC) or SIC Stockholder Approval is obtained (in the case of SIC), in the event that MCC (or its representatives on MCC’s behalf) or SIC (or its representatives on SIC’s behalf) receives a Competing Proposal from any Third Party, (i) MCC and its representatives or SIC and its representatives, as applicable, may contact such Third Party to clarify any ambiguous terms and conditions thereof (without the MCC Board or SIC Board, as applicable, being required to make the determination in clause (ii) of this Section 7.10(d)) and (ii) MCC and the MCC Board and its representatives or SIC and the SIC Board and its representatives, as applicable, may engage in negotiations or substantive discussions with, or furnish any information and other access to, any Third Party making such Competing Proposal and its representatives and Affiliates if the MCC Board or SIC Board, as applicable, determines in good faith (after consultation with its outside financial advisors and legal counsel) that (A) such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) failure to consider such Competing Proposal could reasonably be expected to be inconsistent with the fiduciary duties of the directors of MCC or SIC, as applicable, under Applicable Law; provided, that (x) such Competing Proposal did not result from any material breach of any of the provisions set forth in this Section 7.10, (y) prior to furnishing any material non-public information concerning MCC or SIC, as applicable, MCC or SIC, as applicable, receives from such Third Party, to the extent such Third Party is not already subject to a confidentiality agreement with MCC or SIC, as applicable, a confidentiality agreement containing confidentiality terms that are not less favorable in the aggregate to MCC or SIC, as the case may be, than those contained in the Confidentiality Agreement (unless MCC or SIC, as applicable, offers to amend the Confidentiality Agreement to reflect such more favorable terms) (it being understood and agreed that such confidentiality agreement need not restrict the making of Competing Proposals (and related communications) to MCC or the MCC Board or to SIC or the SIC Board, as the case may be) (an “Acceptable Confidentiality Agreement”) and (z) MCC or SIC, as the case may be, shall (subject to the terms of any confidentiality agreement existing prior to the date hereof) promptly provide or make available to the other party any material written non-public information concerning it that it provides to any Third Party given such access that was not previously made available to the other party or its representatives.

(e) Except as otherwise provided in this Agreement, (i) the MCC Board shall not effect an MCC Adverse Recommendation Change and the SIC Board shall not effect an SIC Adverse Recommendation Change (each, an “Adverse Recommendation Change”), (ii) MCC Board shall not approve or recommend, or allow MCC to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement), and (iii) the SIC Board shall not approve or recommend, or allow SIC to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement); provided however, that notwithstanding anything in this Agreement to the contrary, if at any time prior to the receipt of MCC Stockholder Approval (in the case of MCC) or the SIC Stockholder Approval (in the case of SIC), MCC or SIC, as the case may be, has received a Competing Proposal that its board of directors has determined in good faith (after consultation with its outside financial advisor and legal counsel) constitutes a Superior Proposal, the MCC Board or SIC Board, as applicable, may (x) make an Adverse Recommendation Change in connection with such Superior Proposal if the board of directors effecting the Adverse Recommendation Change determines in good faith (after consultation with its outside financial advisor and legal counsel) that failure to make an Adverse Recommendation Change could reasonably be expected to be inconsistent with the fiduciary duties of the MCC Board or SIC Board, as applicable, under Applicable Law, and/or (y) authorize, adopt or approve such Superior Proposal and cause or permit MCC or SIC, as applicable, to enter into a definitive agreement with respect to such Superior Proposal concurrently with the termination of this Agreement in accordance with Section 9.1(g) or 9.1(i), as applicable, but in each case only after providing the Notice of Adverse Recommendation or Notice of Superior Proposal, as applicable, and entering into good faith negotiations as required by Section 7.10(f).

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(f) Notwithstanding anything to the contrary in this Agreement, no Adverse Recommendation Change may be made and no termination of this Agreement pursuant to Section 9.1(g) or Section 9.1(i), as applicable, may be effected, in each case until after the third (3rd) Business Day following receipt of written notice from the party intending to effect any Adverse Recommendation Change to the other party advising the other party that its board of directors intends to make an Adverse Recommendation Change (a “Notice of Adverse Recommendation”) or terminate this Agreement pursuant to Section 9.1(g) or 9.1(i), as applicable (a “Notice of Superior Proposal”), and specifying the reasons therefor, including, if the basis of the proposed action is a Superior Proposal, the material terms and conditions of any such Superior Proposal. At the option of the party not seeking to terminate this Agreement pursuant to Section 9.1(g) or 9.1(i), the parties shall negotiate in good faith during such period to amend this Agreement in such a manner that the offer that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal. In determining whether to make an Adverse Recommendation Change or in determining whether a Competing Proposal constitutes a Superior Proposal, the applicable board of directors shall take into account any revisions to the terms of this Agreement proposed in writing by the other party in response to a Notice of Adverse Recommendation, a Notice of Superior Proposal or otherwise. Any material amendment to such Superior Proposal shall require a new Notice of Superior Proposal and the applicable party shall be required to comply again with the requirements of this Section 7.10(f).

(g) Nothing in this Agreement shall restrict MCC or SIC from taking or disclosing a position contemplated by Rules 14d-9 or 14e-2(a) under the Exchange Act, or otherwise making disclosure to comply with Applicable Law (it being agreed that a “stop, look and listen” communication by the MCC Board or SIC Board to its stockholders pursuant to Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by MCC or SIC that describes MCC’s or SIC’s receipt, as applicable, of a Competing Proposal and the operation of this Agreement with respect thereto shall not be deemed to be an Adverse Recommendation Change).

7.11 Treatment of Outstanding Indebtedness. On or prior to the Closing, MCC and SIC shall each use commercially reasonable efforts to take or cause to be taken all actions with respect to their respective Indebtedness and the Indebtedness of their respective Subsidiaries that is necessary or advisable in connection with the Merger, including without limitation, obtaining all necessary consents of the holders of such Indebtedness, executing and delivering all documents, instruments, certificates and opinions of counsel required under the terms of such Indebtedness, making all necessary filings, and taking all other actions that the respective boards of directors or officers of MCC and SIC determine to be necessary or advisable in connection with such Indebtedness, including any assumption, refinancing or consolidation of such Indebtedness.

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7.12 Takeover Statutes. The parties shall use their respective commercially reasonable efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Merger or any of the other transactions contemplated by this Agreement, and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Merger and the other transactions contemplated by this Agreement.

7.13 Dividend Reinvestment Plan; Stock Repurchases.

(a) After the date of this Agreement, MCC shall terminate promptly any feature of its dividend reinvestment plan providing for the issuance of shares by MCC of MCC Common Stock.

(b) After the date of this Agreement, SIC shall suspend promptly any share repurchase program or offers to repurchase.

7.14 Stockholder Litigation. Between the date hereof and the Effective Time, each party shall use commercially reasonably efforts to consult with the other party on outstanding litigation, including stockholder litigation regarding this Agreement or the Merger, provided, for the avoidance of doubt, that such other party shall have no right to participate in, or obligation to cooperate in, the defense of such litigation.

7.15 Interaction with MDLY Merger Agreement. Without the consent of MCC, SIC agrees that it will not agree to any waiver or amendment of the MDLY Merger Agreement to the extent such waiver or amendment would adversely affect the economic or other rights or interests of MCC and its stockholders under this Agreement and the MDLY Merger Agreement in any material respect.

7.16 Other Matters. On or prior to the Closing Date, MCC shall pay all accrued but unpaid fees payable to MCC Advisors LLC pursuant to the MCC Investment Management Agreement.

ARTICLE VIII
CONDITIONS PRECEDENT

8.1 Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) Stockholder Approval. (i) MCC Stockholder Approval shall have been obtained, and (ii) the SIC Stockholder Approval shall have been obtained.

(b) Form N-14 Registration Statement. The Form N-14 Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form N-14 Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

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(c) Exchange Listing. The outstanding shares of SIC Common Stock, the Merger Shares and the shares of SIC Common Stock to be issued in the MDLY Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance.

(d) SEC Exemptive Relief. The SEC Exemptive Relief shall have been granted and be in full force and effect as of the Closing Date.

(e) SBA Approval. MCC shall have obtained from the SBA such approvals as may be necessary for the SBA Debentures to remain outstanding in accordance with their terms following the Effective Time.

(f) Blue Sky Filings. SIC shall have made or obtained such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of SIC Common Stock pursuant to this Agreement.

(g) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect.

(h) HSR Act. Any applicable waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have expired or been terminated.

(i) MDLY Merger. Each of the conditions to closing under the MDLY Merger Agreement shall have been satisfied or appropriately waived, and the MDLY Merger shall be consummated simultaneously with the Merger.

(j) New Investment Advisory Agreement. SIC and MCC Advisors LLC shall have executed and delivered the New Investment Advisory Agreement, to be effective as of the Effective Time, and such agreement shall have been approved by the SIC Board and received requisite SIC Stockholder Approval each in accordance with all applicable requirements of Section 15 of the Investment Company Act.

(k) MCC Termination Agreement. MCC and MCC Advisors LLC shall have executed a termination agreement terminating the MCC Investment Management Agreement, effective as of the Closing Date.

(l) SIC Termination Agreement. SIC and SIC Advisors shall have executed a termination agreement terminating the SIC Investment Advisory Agreement, effective as of the Closing Date.

(m) Certain Third Party Consents. (i) SIC or MCC, as the case may be, shall have obtained the consents and approvals set forth on Schedule 8.1(m) attached hereto, and (ii) in connection with the MDLY Merger Agreement, MDLY shall have obtained the consents required by Section 8.1(k) of the MDLY Merger Agreement.

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(n) Accounting Treatment. The SEC shall have confirmed in a manner reasonably acceptable to the parties that the equity of the surviving company in the MDLY Merger shall, following the MDLY Merger, will be treated as a portfolio investment of SIC and reflected in SIC’s consolidated financial statements at fair value for accounting purposes, and that such surviving company’s financial results will not be consolidated into the financial statements of SIC.

(o) No Governmental Actions. There shall be no pending suit, action or proceeding by any Governmental Entity (i) challenging the acquisition by SIC of any MCC Common Stock, seeking to restrain or prohibit the consummation of the Merger or any other transaction contemplated by this Agreement or seeking to obtain from MCC or SIC any damages that are material in relation to MCC and its Subsidiaries taken as a whole, or (ii) seeking to prohibit SIC or any of its Subsidiaries from effectively controlling in any material respect the business or operations of MCC and its Subsidiaries.

(p) Section 368 Opinion. The parties shall have received the written opinion of Eversheds Sutherland (US) LLP (or such other counsel as may be reasonably satisfactory to the parties), dated as of the Closing Date and in form and substance reasonably satisfactory to the parties, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

(q) Director Resignation. The parties shall have received the resignation of Seth Taube from the SIC Board.

8.2 Conditions to Obligations of SIC. The obligation of SIC to effect the Merger is also subject to the satisfaction, or waiver by SIC, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties. Subject to the standard set forth in Section 8.4, the representations and warranties of MCC set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and SIC shall have received a certificate signed on behalf of MCC by the Chief Executive Officer or the Chief Financial Officer of MCC to the foregoing effect.

(b) Performance of Obligations of MCC. MCC shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and SIC shall have received a certificate signed on behalf of MCC by the Chief Executive Officer or the Chief Financial Officer of MCC to such effect.

(c) Outstanding Indebtedness. MCC shall have delivered to SIC fully executed copies of all consents and approvals required in order to keep the amounts outstanding under the MCC Debt Documents, other than the MCC Revolving Loan Documents and the MCC Tem Loan Documents, outstanding following the Effective Time and to keep the MCC Debt Documents, other than the MCC Revolving Debt Documents and the MCC Term Loan Documents, in full force and effect in accordance with their terms as of the date of this Agreement without any breach or violation thereof.

(d) Final MCC Dividend. MCC shall have complied with Section 3.4(c) of this Agreement.

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8.3 Conditions to Obligations of MCC. The obligation of MCC to effect the Merger is also subject to the satisfaction or waiver by MCC at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. Subject to the standard set forth in Section 8.4, the representations and warranties of SIC set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and MCC shall have received a certificate signed on behalf of SIC by the Chief Executive Officer or the Chief Financial Officer of SIC to the foregoing effect.

(b) Performance of Obligations of SIC. SIC shall have (i) performed in all material respects all obligations required to be performed by it under this Agreement (other than its obligations under Section 7.15) at or prior to the Effective Time, and (ii) performed in all respects all obligations required to be performed by it under Section 7.15 at or prior to the Effective Time; and MCC shall have received a certificate signed on behalf of SIC by the Chief Executive Officer or the Chief Financial Officer of SIC to such effect.

(c) Share Repurchase Program. SIC shall have terminated all share repurchase programs or offers to repurchase.

(d) Outstanding Indebtedness.

(i) SIC shall have taken all actions, and executed all documents, reasonably required of SIC by the MCC Debt Documents, other than the MCC Revolving Loan Documents and the MCC Term Loan Documents, in order to keep the Indebtedness outstanding under the MCC Debt Documents after the Effective Time and to keep the MCC Debt Documents in full force and effect in accordance with their terms as of the date of this Agreement without any breach or violation thereof;

(ii) SIC shall have entered into amended and restated SIC Revolving Loan Documents and taken such other actions as may be required in order to assume the obligations under the MCC Revolving Loan Documents and the MCC Term Loan Documents and to keep such amounts outstanding as of the Effective Time; and

(iii) SIC shall have taken all actions, and executed all documents, reasonably required of SIC in order to keep the Indebtedness represented by the SIC Debt Documents outstanding and the SIC Debt Documents in full force and effect in accordance with their terms as of the date of this Agreement without any breach or violation thereof.

Appendix A-56

8.4 Standard. No representation or warranty of MCC contained in Article IV or of SIC contained in Article V shall be deemed untrue, inaccurate or incorrect for purposes of Section 8.2(a) or 8.3(a), as applicable, under this Agreement, as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties contained in Article IV, in the case of MCC, or Article V, in the case of SIC, has had or would reasonably be expected to have a Material Adverse Effect with respect to MCC or SIC, respectively (disregarding for purposes of this Section 8.4, except as it relates to Section 4.8 and Section 5.8, all qualifications or limitations set forth in any representations or warranties as to “materiality,” “Material Adverse Effect” and words of similar import). Notwithstanding the immediately preceding sentence, the representations and warranties contained in (i) Section 4.2(a) and Section 5.2(a) shall be deemed untrue and incorrect if not true and correct except to a de minimis extent (relative to Section 4.2(a) or Section 5.2(a), respectively, taken as a whole), and (ii) Sections 4.3(a) and 4.3(b)(i), in the case of MCC, and Sections 5.3(a) and 5.3(b)(i), in the case of SIC, shall be deemed untrue and incorrect if not true and correct in all material respects.

8.5 Frustration of Closing Conditions. Neither MCC nor SIC may rely on the failure of any condition set forth in Section 8.1, Section 8.2 or Section 8.3, as applicable, to be satisfied if such failure was primarily caused by the party relying on such failure to perform any of its material obligations under this Agreement.

ARTICLE IX
TERMINATION AND AMENDMENT

9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the MCC Stockholder Approval or the SIC Stockholder Approval:

(a) by mutual consent of MCC and SIC in a written instrument authorized by MCC Board and SIC Board;

(b) by either MCC or SIC, if any Governmental Entity whose consent or approval is a condition to Closing set forth in Section 8.1 has denied the granting of any such consent or approval and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement;

(c) by either MCC or SIC, if the Merger shall not have been consummated on or before March 31, 2019 (the “Outside Date”), unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement; provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein, and such breach has caused or resulted in the failure of the Closing to occur by or prior to the Outside Date;

(d) by either SIC or MCC, at any time prior to the Effective Time, in the event that (i) MCC or SIC, as the case may be, shall have failed to obtain the MCC Stockholder Approval or the SIC Stockholder Approval, as applicable, at the MCC Stockholder Meeting or the SIC Stockholder Meeting, respectively, at which a vote is taken on the Merger, or (ii) the MDLY Merger Agreement shall have been terminated;

Appendix A-57

(e) by either MCC or SIC (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of MCC, in the case of a termination by SIC, or SIC, in the case of a termination by MCC, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2 or 8.3, as the case may be, and which is not cured within thirty (30) days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period;

(f) by SIC, (i) within ten (10) Business Days after MCC Board shall have effected an Adverse Recommendation Change prior to receipt of MCC Stockholder Approval, (ii) in the event MCC Board shall have approved or authorized MCC or any of its Subsidiaries to enter into a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a Competing Proposal or (iii) MCC fails to include the MCC Board Recommendation in the Joint Proxy Statement/Prospectus;

(g) by MCC, in the event that

(i) (A) MCC shall have received a Superior Proposal, (B) subject to MCC’s compliance with its obligations under Section 7.10(f), MCC Board or any authorized committee thereof shall have authorized MCC to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with the termination of this Agreement, MCC pays SIC the Termination Fee contemplated by Section 9.4 and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal; or

(ii) the MCC Board or any authorized committee thereof shall have effected an Adverse Recommendation Change in accordance with the terms of Section 7.10.

(h) by MCC, (i) within ten (10) Business Days after the SIC Board shall have effected a SIC Adverse Recommendation Change prior to receipt of SIC Stockholder Approval, (ii) in the event the SIC Board shall have approved, or authorized SIC or any of its Subsidiaries to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a Competing Proposal or (iii) SIC fails to include the SIC Board Recommendation in the Joint Proxy Statement/Prospectus; or

(i) by SIC, in the event that:

(i) (A) SIC shall have received a Superior Proposal, (B) subject to SIC’s compliance with its obligations under Section 7.10(f), the SIC Board or any authorized committee thereof shall have authorized SIC to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with the termination of this Agreement, SIC pays MCC the Termination Fee contemplated by Section 9.4 and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal; or

Appendix A-58

(ii) the SIC Board or any authorized committee thereof shall have effected an Adverse Recommendation Change in accordance with the terms of Section 7.10.

The party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e), (f), (g), (h) or (i) of this Section 9.1 shall give written notice of such termination to the other party in accordance with Section 10.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2 Effect of Termination. In the event of termination of this Agreement by either MCC or SIC as provided in Section 9.1, this Agreement shall become void and have no effect, and none of MCC, SIC, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that (i) Sections 7.2(c), 9.2, 9.3, 9.4, and Article X shall survive any termination of this Agreement, and (ii) except as provided in Section 10.9(c), neither MCC nor SIC shall be relieved or released from any liabilities or damages arising out of its fraud or knowing and intentional breach of any provision of this Agreement.

9.3 Fees and Expenses. All fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses; provided, that the costs and expenses of preparing, filing, printing and mailing the Form N-14 Registration Statement and related Joint Proxy Statement/Prospectus, all other filing fees and amounts paid to the SEC in connection with the Merger, and the fees of any HSR Act filing shall be borne equally by MCC and SIC.

9.4 Termination Fee.

(a) In the event that this Agreement is terminated pursuant to Section 9.1(f) or Section 9.1(g) then, provided that SIC was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination, MCC will pay to SIC, as its sole recourse in connection with termination of this Agreement in accordance with Section 9.1(f) or Section 9.1(g), as applicable, a fee in an amount equal to $6,000,000 (the “Termination Fee”).

(b) In the event that this Agreement is terminated pursuant to Section 9.1(h) or Section 9.1(i) then, provided that MCC was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination, SIC will pay to MCC, as its sole recourse in connection with termination of this Agreement in accordance with Section 9.1(h) or Section 9.1(i), as applicable, the Termination Fee.

(c) The Termination Fee, if applicable, shall be payable (i) no later than two Business Days after the date on which this Agreement is terminated by SIC pursuant to Section 9.1(f) or by MCC pursuant to Section 9.1(h), and (ii) immediately prior to the time of termination by MCC pursuant to Section 9.1(g) or by SIC pursuant to Section 9.1(i). The parties hereto acknowledge and hereby agree that in no event shall any party be required to pay a Termination Fee on more than one occasion.

(d) Each of the parties hereto acknowledges that (i) the agreements contained in this Section 9.4 are an integral part of the transactions contemplated by this Agreement, (ii) the Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the other party, in the circumstances in which the Termination Fee is payable, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision and (iii) without these agreements, the parties would not enter into this Agreement.

Appendix A-59

9.5 Amendment. This Agreement may be amended by the parties, by action taken or authorized by MCC Board and SIC Board, at any time before or after receipt of MCC Stockholder Approval or SIC Stockholder Approval; provided, however, that after receipt of MCC Stockholder Approval or SIC Stockholder Approval, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires further approval of the stockholders of MDLY or SIC under Applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6 Extension; Waiver. At any time prior to the Effective Time, the parties, by action taken or authorized by their respective board of directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE X
GENERAL PROVISIONS

10.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the matters set forth in Section 7.6 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

10.2 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to MCC, to:

Medley Capital Corporation

280 Park Avenue, 6th Floor East

New York, NY 10017

Attention: Brook Taube

brook@mdly.com

Appendix A-60

with a copy to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: George Silfen

gsilfen@kramerlevin.com

and

(b)	If to SIC, to:

Sierra Income Corporation

280 Park Avenue, 6th Floor East

New York, NY 10017

Attention: Oliver T. Kane

with a copy to:

Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006
Attention: David M. Leahy

e-mail: dleahy@sandw.com

10.3 Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” MCC Disclosure Schedule and the SIC Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement. This Agreement shall not be interpreted or construed to require any Person to take any action, or fail to take any action, if to do so would violate any Applicable Law.

10.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

10.5 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, other than the Confidentiality Agreement.

Appendix A-61

10.6 Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly-performed within such state, without regard to any applicable conflicts of law principles. Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, any Federal court of the United States of America sitting in the State of Delaware, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “Delaware Courts”), in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the applicable Delaware Court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the applicable Delaware Court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable Delaware Court, and (iv) waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable Delaware Court. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Each party irrevocably consents to service of process in the manner provided for by Applicable Law. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by Applicable Law.

10.7 PUBLICITY. THE INITIAL PRESS RELEASE CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE A JOINT PRESS RELEASE. NEITHER MCC NOR SIC SHALL, AND NEITHER MCC NOR SIC SHALL PERMIT ANY OF ITS SUBSIDIARIES OR REPRESENTATIVES TO, ISSUE OR CAUSE THE PUBLICATION OF ANY PRESS RELEASE OR OTHER PUBLIC ANNOUNCEMENT WITH RESPECT TO, OR OTHERWISE MAKE ANY PUBLIC STATEMENT CONCERNING, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF SIC, IN THE CASE OF A PROPOSED ANNOUNCEMENT OR STATEMENT BY MCC, OR MCC, IN THE CASE OF A PROPOSED ANNOUNCEMENT OR STATEMENT BY SIC; PROVIDED, HOWEVER, THAT EITHER PARTY MAY, AFTER PRIOR WRITTEN NOTICE TO THE OTHER PARTY , ISSUE OR CAUSE THE PUBLICATION OF ANY PRESS RELEASE OR OTHER PUBLIC ANNOUNCEMENT OR FILING TO THE EXTENT REQUIRED BY LAW OR BY THE RULES AND REGULATIONS OF THE NYSE; PROVIDED HOWEVER, THE PARTY ISSUING SUCH PRESS RELEASE OR OTHER PUBLIC ANNOUNCEMENT OR FILING MUST CONSULT WITH THE OTHER PARTY BEFORE ISSUING SUCH PRESS RELEASE OR OTHER PUBLIC ANNOUNCEMENT OR FILING AND PROVIDE SUCH PARTY AN OPPORTUNITY TO REVIEW AND COMMENT UPON SUCH PRESS RELEASE OR OTHER PUBLIC ANNOUNCEMENT OR FILING, WHICH COMMENTS THE OTHER PARTY SHALL CONSIDER IN GOOD FAITH.

Appendix A-62

10.8 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.6, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement. Except as provided in Section 7.6 only, SIC and MCC hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including, without limitation, the right to rely upon such representations and warranties set forth herein. The parties hereto further agree that the rights of Third Party beneficiaries under Section 7.6 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

10.9 Remedies.

(a) Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(b) The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement to be performed by either party was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by either party of any of its respective covenants or obligations set forth in this Agreement, the non-breaching party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement. The parties hereto further agree that (i) by seeking the remedies provided for in this Section 10.9(b), neither party shall in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 10.9(b) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 10.9(b) shall require either party to institute any proceeding for (or limit such party’s right to institute any proceeding for) specific performance under this Section 10.9(b) prior or as a condition to exercising any termination right under Section 9.1 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 10.9(b) or anything set forth in this Section 10.9(b) restrict or limit such party’s right to terminate this Agreement in accordance with Section 9.1 or pursue any other remedies under this Agreement that may be available then or thereafter.

Appendix A-63

(c) Notwithstanding anything to the contrary in this Agreement, the parties hereto expressly acknowledge and agree that the remedies set forth in Section 9.4 shall be the sole and exclusive remedies available to SIC, in the event this Agreement is terminated under Section 9.1(f) or Section 9.1(g), and MCC, in the event this Agreement is terminated under Section 9.1(h) or Section 9.1(i). To the extent SIC or MCC is entitled to receive the Termination Fee, the receipt of such amounts shall be deemed to be full and final payment for any and all losses or damages suffered or incurred by SIC or MCC, as applicable, or any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of SIC nor any of its Affiliates, or MCC or any of its Affiliates, as applicable, or any other Person shall be entitled to bring or maintain any other Claim against MCC or SIC, as applicable, or any of their Affiliates arising out of this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such termination.

10.10 Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE MERGER AND OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.

10.11 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

[Signature page follows]

Appendix A-64

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

MEDLEY CAPITAL CORPORATION

By:	/s/ Brook Taube
Name: Brook Taube
Title: Chief Executive Officer

SIERRA INCOME CORPORATION

By:	/s/ Seth Taube
Name: Seth Taube
Title: Chief Executive Officer

Signature Page

Appendix A-65

EXHIBIT A

[See attached.]

Appendix A-66

INVESTMENT ADVISORY AGREEMENT

BETWEEN

SIERRA INCOME CORPORATION.

AND

MCC ADVISORS LLC

This Investment Advisory Agreement (the “Agreement”) is made as of [ ], by and between SIERRA INCOME CORPORATION, a Maryland corporation (the “Company”), and MCC ADVISORS LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1. Duties of the Adviser.

(a) Retention of Adviser. The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board of Directors”), for the period and upon the terms herein set forth in accordance with:

(i) the investment objective, policies and restrictions that are set forth in the Company’s Registration Statement on Form N-2 as declared effective by the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time (the “Registration Statement”);

(ii) during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s articles of incorporation, as further amended from time to time (“Articles of Incorporation”);

(iii) such investment policies, directives, regulatory restrictions as the Company may, from time to time, establish or issue and communicate to the Adviser in writing; and

(iv) the Company’s compliance policies and procedures as applicable to the Company’s investment adviser and as administered by the Company’s chief compliance officer.

(b) Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii) identify, evaluate and negotiate the structure of the investments made by the Company;

Appendix A-67

(iii) perform due diligence on prospective portfolio companies;

(iv) execute, close, service and monitor the Company’s investments;

(v) determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii) to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any Sub-Adviser (as defined below) and administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

(d) Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser but only with respect to the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including without limitation, the requirements of the 1940 Act relating to Board of Directors and Company stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

(f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

Appendix A-68

(g) Record Retention. Subject to review by and the overall control of the Board of Directors, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the 1940 Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

(h) State Administrator. The Adviser shall, upon by request by an official or agency administering the securities laws of a state, province, or commonwealth (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to Company stockholders pursuant to this Agreement, the Registration Statement and applicable federal and state law.

(i) Fiduciary Duty: It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Adviser shall not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law or otherwise.

2. Expenses Payable by the Company.

(a) Adviser Personnel. All investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b) Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Section 2(c), the Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including, without limitation, costs and expenses relating to: all direct and indirect costs and expenses incurred by the Adviser for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services hereunder by the Adviser; organizational and offering expenses; corporate and organizational expenses relating to offerings of shares of the Company’s common stock, subject to limitations included in the Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation firms; offerings of the Corporation’s common stock and other securities; fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; all costs of registration and listing the Corporation’s shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Company’s investments; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs associated with the Company’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002; fees and expenses associated with accounting, independent audits and outside legal costs; and all other expenses incurred by the Company’s Adviser, any Sub-Adviser or the Company in connection with administering the Company’s business, including expenses incurred by the Company’s administrator in performing administrative services for the Company, and the reimbursement of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs paid by the Company’s administrator.

Appendix A-69

(c) Limitations on Reimbursement of Expenses.

(i) In addition to the compensation paid to the Adviser pursuant to Section 3, the Company shall reimburse the Adviser for all expenses of the Company incurred by the Adviser as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(A) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).

(d) Periodic Reimbursement.

Expenses incurred by the Adviser on behalf of the Company and payable pursuant to this section shall be reimbursed no less than monthly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Company and the calculation of the reimbursement and shall deliver such statement to the Company prior to full reimbursement.

3. Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may, in its sole discretion, elect or agree to temporarily or permanently waive, defer, reduce or modify, in whole or in part, the Base Management Fee and/or the Incentive Fee. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board of Directors, including a majority of the Independent Directors (as defined below), and shall be consistent with the calculation of such fees as set forth in this Section. See Appendix A for examples of how these fees are calculated.

(a) Base Management Fee. The Base Management Fee will be calculated at an annual rate of 1.75% of gross assets payable quarterly in arrears. For purposes of calculating the Base Management Fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of the Company’s operations, the Base Management Fee will be calculated based on the initial value of the Company’s gross assets. Subsequently, the Base Management Fee will be calculated based on the Company’s gross assets at the end of each completed calendar quarter. Base Management Fees for any partial quarter will be appropriately prorated.

(b) Incentive Fee.

The Incentive Fee will be divided into two parts: (1) a subordinated incentive fee on income, and (2) an incentive fee on capital gains. Each part of the Incentive Fee is outlined below.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement is in effect. If this Agreement is terminated, the fee will also become payable as of the effective date of such termination.

The subordinated incentive fee on income for each quarter will be calculated as follows:

●	No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on our net assets at the end of the immediately preceding fiscal quarter (the “quarterly preferred return”).

●	For any quarter in which pre-incentive fee net investment income exceeds the quarterly preferred return, but is less than or equal to 2.1875% of our net assets at the end of the immediately preceding fiscal quarter (the “catch up”), the subordinated incentive fee on income shall equal 100% of pre-incentive fee net investment income.

Appendix A-70

●	For any quarter in which pre-incentive fee net investment income exceeds 2.1875% of our net assets at the end of the immediately preceding fiscal quarter, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income.

●	“Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Base Management Fee, expenses payable to the Company’s administrator, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The incentive fee on capital gains will be earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which this Agreement is in effect. If this Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee is equal to 20% of realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. Incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

(c) Waiver or Deferral of Fees.

The Adviser shall have the right to elect to waive or defer all or a portion of the Base Management Fee and/or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

4. Covenant of the Adviser.

(a) Registration of Adviser

The Adviser covenants that it is or will be registered as an investment adviser under the Advisers Act on the effective date of this Agreement as set forth in Section 9 herein, and shall maintain such registration until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

(b) Reports to Stockholders.

The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Company (either included in a periodic report filed with the SEC or distributed in a separate report):

(i) Quarterly Reports. Within 60 days of the end of each quarter, a report containing the same financial information contained in the Company’s Quarterly Report on Form 10-Q filed by the Company under the Securities Exchange Act of 1934, as amended.

(ii) Annual Report. Within 120 days after the end of the Company’s fiscal year, an annual report containing:

(A) A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principals and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B) A report of the activities of the Company during the period covered by the report;

(C) Where forecasts have been provided to the Company’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report;

(D) A report setting forth distributions by the Company for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of Company assets.

Appendix A-71

(iii) Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser for the previous fiscal year. The special report shall at a minimum provide:

(A) A review of the time records of individual employees, the costs of whose services were reimbursed; and

(B) A review of the specific nature of the work performed by each such employee.

(iv) Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

(c) Reports to State Administrators.

The Adviser shall, upon written request of any State Administrator, submit any of the reports and statements to be prepared and distributed by it to such State Administrator.

(d) Recommendations Regarding Reviews.

From time to time and not less than quarterly, the Adviser must review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board of Directors, distribute pro rata to the stockholders funds received by the Company which the Adviser deems unnecessary to retain in the Company.

(e) Temporary Investments.

The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Company into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Company securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees (as defined below).

5. Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account factors, including without limitation, price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

Appendix A-72

6. Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Company, and nothing in this Agreement shall limit or restrict the right of any officer, director, stockholder (and their stockholders or members, including the owners of their stockholders or members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7. Indemnification.

(a) Indemnification. Subject to Section 8, the Adviser, any Sub-Adviser, each of their directors, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity affiliated with, or acting on behalf of, the Adviser or any Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser or any Sub-Adviser in connection with the performance of any of their duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Articles of Incorporation, the 1940 Act, or the laws of the State of Maryland law.

(b) Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(ii) the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

(iii) The legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and

(iv) The Indemnified Party provides the Company with a written agreement to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.

(c) The Adviser shall indemnify the Company, and its affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Appendix A-73

8. Limitation on Indemnification.

Notwithstanding Section 7(a) to the contrary, the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;

(ii) the Indemnified Party was acting on behalf of or performing services for the Company;

(iii) such liability or loss was not the result of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by the Indemnified Party; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

9. Effectiveness, Duration and Termination of Agreement.

(a) Term and Effectiveness. This Agreement shall become effective as of [ ]. Once effective, this Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“Independent Directors”), in accordance with the requirements of the 1940 Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon 60 days’ prior written notice to the Adviser: (A) upon the vote of a majority of the outstanding voting securities of the Company (as defined in Section 2(a)(42) of the 1940 Act) or (B) by the vote of the Company’s Independent Directors; or (ii) by the Adviser upon not less than 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act). The provisions of Sections 8 and 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees.

(ii) The Adviser shall promptly upon termination:

(a) deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors;

(b) deliver to the Board of Directors all assets and documents of the Company then in custody of the Adviser; and

(c) cooperate with the Company to provide an orderly transition of services.

Appendix A-74

10. Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section.

11. Amendments.

This Agreement may be amended by mutual written consent of the parties, subject to the provisions of the 1940 Act.

12. Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

13. Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Section 7, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the latter shall control. Any reference in this Agreement to a statute or provision of the 1940 Act shall be construed to include any successor statute or provision to such statute or provision and any reference to any rule promulgated under the Advisers Act shall be construed to include any successor promulgated rule.

Appendix A-75

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

SIERRA INCOME CORPORATION,
a Maryland corporation

By:	/s/
Name: Seth Taube
Title: Chief Executive Officer

MCC ADVISORS LLC, a Delaware limited liability company

By:	/s/
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

Appendix A-76

Appendix A

Below are examples of the two-part incentive fee:

Example — Subordinated Incentive Fee on Income, Determined on a Quarterly Basis

Assumptions

First Quarter:	Pre-incentive fee net investment income equals 0.5500%.

Second Quarter:	Pre-incentive fee net investment income equals 1.9500%.

Third Quarter:	Pre-incentive fee net investment income equals 2.800%.

The subordinated incentive fee on income in this example would be:

First Quarter:	Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Second Quarter:	Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.75% preferred return of 1.95%.

Third Quarter:	Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 2.8% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up.”

Example — Incentive Fee on Capital Gains (Millions)

Alternative 1 — Assumptions

Year 1:	$20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)

Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3:	FMV of Investment B determined to be $25 million

Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None, because no investments were sold

Year 2:	Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:	None, because no investments were sold

Year 4:	Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Appendix A-77

Alternative 2 — Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”), $25 million investment made in Company C (“Investment C”) and the cost basis of Other Portfolio Investments is $25 million

Year 2:	Investment A sold for $50 million ($20 million cost basis to be reinvested into Other Portfolio Investments and the $30 million capital gain is available for distribution), fair market value, or FMV, of Investment B determined to be $25 million (creates $5 million in unrealized capital depreciation), the FMV of Investment C determined to be $25 million and FMV of Other Portfolio Investments determined to be $25 million

Year 3:	FMV of Investment B determined to be $27 million (creates $3 million in unrealized capital depreciation), Investment C sold for $30 million ($25 million cost basis to be reinvested into Other Portfolio Investments and the $5 million capital gain is available for distribution) and FMV of Other Portfolio Investments determined to be $45 million

Year 4:	FMV of Investment B determined to be $30 million and FMV of Other Portfolio Investments determined to be $45 million

Year 5:	Investment B sold for $20 million ($20 million cost basis to be reinvested into Other Portfolio Investments and $10 million capital loss) and FMV of Other Portfolio Investments determined to be $45 million

Year 6:	Total Portfolio is sold for $80 million ($15 million capital gain computed based on a cumulative cost basis in Other Portfolio Investments of $65 million)

The incentive fee on capital gains in this example would be:

Year 1:	None, because no investments were sold

Year 2:	$5 million incentive fee on capital gains (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3:	$1.4 million incentive fee on capital gains ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation))) less $5 million incentive fee on capital gains received in Year 2

Year 4:	None, because capital gains incentive fees are paid on realized capital gains only

Year 5:	None, because $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) is less than $6.4 million cumulative incentive fee on capital gains paid in prior years

Year 6:	$1.6 million incentive fee on capital gains (20% multiplied by $40 million ($25 million cumulative realized capital gains plus $15 million realized capital gains)) less $6.4 million cumulative incentive fee on capital gains received in prior years

Appendix A-78

Appendix B

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

MEDLEY MANAGEMENT INC.

SIERRA INCOME CORPORATION

and

SIERRA MANAGEMENT, INC.

DATED AS OF AUGUST 9, 2018

Appendix B-1

Appendix B-2

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of August 9, 2018 (this “Agreement”), by and among Medley Management Inc., a Delaware corporation (“MDLY”), Sierra Income Corporation, a Maryland corporation (“SIC”) and Sierra Management, Inc., a Delaware corporation and wholly-owned subsidiary of SIC (“Merger Sub”).

RECITALS:

WHEREAS, the board of directors of MDLY (the “MDLY Board”), acting upon the recommendation of a special committee thereof consisting only of independent and disinterested directors (the “MDLY Special Committee”), has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the merger of MDLY with and into Merger Sub, with Merger Sub as the surviving company (the “Merger” and Merger Sub, in its capacity as the surviving company in the Merger, sometimes referred to herein as the “Surviving Company”), are advisable and fair to, and in the best interests of, MDLY and its stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) resolved to submit this Agreement to the stockholders of MDLY for its adoption, and (iv) recommended that the stockholders of MDLY approve the adoption of this Agreement;

WHEREAS, the board of directors of Merger Sub (the “Merger Sub Board”) has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) resolved to submit this Agreement to the sole stockholder of Merger Sub for its adoption, and (iv) recommended that the sole stockholder of Merger Sub approve the adoption of this Agreement;

WHEREAS, the board of directors of SIC (the “SIC Board”), acting upon the recommendation of a special committee thereof consisting only of independent and disinterested directors (the “SIC Special Committee”), has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, SIC and its stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) resolved to submit this Agreement to the stockholders of SIC for its adoption, and (iv) recommended that the stockholders of SIC approve the adoption of this Agreement;

WHEREAS, for federal income Tax purposes, it is the intent of the parties hereto that the Merger shall qualify as a “reorganization” under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement is intended to be and is adopted as a “plan of reorganization” for such purposes;

WHEREAS, contemporaneously herewith, SIC and Medley Capital Corporation (“MCC”) are entering into a merger agreement (the “MCC Merger Agreement”) pursuant to which MCC will, on the terms and subject to the conditions set forth in the MCC Merger Agreement, merge with and into SIC, with SIC as the surviving company in the merger (the “MCC Merger” and, together with the Merger, the “Mergers”);

Appendix B-3

WHEREAS, the Mergers are part of an integrated transaction designed to combine the BDC operations of SIC and MCC and internalize the investment management function relating to the operation of SIC, as the surviving company in the MCC Merger;

WHEREAS, notwithstanding the foregoing internalization of the investment management function, effective as of Closing, SIC, as the surviving company in the MCC Merger, will enter into an investment management agreement with MCC Advisors LLC, on the terms set forth in the MCC Merger Agreement;

WHEREAS, Eversheds Sutherland, on behalf of the parties hereto and MCC, has been in ongoing discussions with the Securities and Exchange Commission (“SEC”) concerning the filing of an application with the SEC to obtain the SEC Exemptive Relief (as defined herein) and each of the parties hereto and MCC intends to file such application with the SEC promptly as soon as practical following the date hereof and intends that the Mergers not be consummated unless and until the SEC Exemptive Relief is granted to the parties;

WHEREAS, the parties are entering into this Agreement and the MCC Merger on the expectation that the SEC will confirm in a manner reasonably acceptable to the parties that the equity of the Surviving Company, following the Merger, will be treated as a portfolio investment of SIC and reflected in SIC’s consolidated financial statements at fair value for accounting purposes, and that the Surviving Company’s financial results will not be consolidated into the financial statements of SIC; and

WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Article I

DEFINED TERMS

1.1 For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Confidentiality Agreement” has the meaning set forth in Section 7.11(d).

“Adverse Recommendation Change” has the meaning set forth in Section 7.11(e).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that in no event shall the term “Affiliate” include any portfolio company of SIC.

Appendix B-4

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Alpine Funding Loan Documents” means that certain Amended and Restated Loan Agreement, dated as of September 29, 2017, by and among Alpine Funding LLC, as borrower, JPMorgan Chase Bank, National Association, as Administrative Agent, the Financing Providers from time to time party thereto, SIC Advisors LLC, as Portfolio Manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto.

“Amended and Restated Charter” has the meaning set forth in Section 2.6(b).

“Applicable Law” means, with respect to a specified Person, any federal, state, local, municipal, or foreign constitution, treaty, law (including the common law), statute, code, ordinance, rule, regulation, permit, approval, judgment, order, writ, decree or injunction applicable to the specified Person.

“Arbor Funding Debt Documents” means, collectively, (i) ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of August 27, 2013, by and between Arbor Funding LLC and Citibank, N.A., and (ii) Fifth Amended and Restated Confirmation Letter Agreement, dated as of September 29, 2017, by and between Arbor Funding LLC and Citibank, N.A.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.3(a).

“BDC” has the meaning set forth in Section 2(a)(48) of the Investment Company Act.

“Book-Entry Shares” means shares of MDLY Common Stock in non-certificated form represented by book entry.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Cash Consideration” has the meaning set forth in Section 2.4(c).

“Certificate” has the meaning set forth in Section 2.4(e).

“Certificate of Merger” has the meaning set forth in Section 2.2.

“Claim” means any claim, action, suit, proceeding or investigation, whether civil, arbitral, criminal or administrative.

“Class A Common Stock” means the shares of Class A Common Stock, par value $0.01 per share, of MDLY.

Appendix B-5

“Class A Unit Award Agreements” means the Class A Unit Award Agreements under the Fourth Amended and Restated Limited Liability Company Agreement of Medley LLC between various participants and Medley LLC.

“Class B Common Stock” means the shares of Class B Common Stock, par value $0.01 per share, of MDLY.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“CNB Credit Facility” means the credit facility evidenced by (i) the Credit Agreement, dated as of August 19, 2014, among Medley LLC, the lenders party thereto and City National Bank; (ii) Amendment Number One and Consent dated as of August 12, 2015 to the Credit Agreement, dated as of August 19, 2014, among Medley LLC, the lenders party thereto and City National Bank; (iii) Amendment Number Two dated as of May 3, 2016 to the Credit Agreement, dated as of August 19, 2014, among Medley LLC, the lenders party thereto and City National Bank; (iv) Amendment Number Three to Credit Agreement, dated as of September 22, 2017, by and among the lenders identified on the signatures pages thereto, City National Bank and Medley LLC; and (v) the Guarantee and Collateral Agreement, dated as of August 19, 2014, among Medley LLC, the subsidiary guarantors party thereto and City National Bank, in each case as amended and in effect on the date hereof.

“Code” has the meaning set forth in the Recitals to this Agreement.

“Competing Proposal” means any inquiry, proposal or offer made by any Third Party: (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of twenty percent (20%) or more of any class of equity securities of MDLY or SIC, as applicable, or (ii) any one or more assets or businesses of MDLY or its Subsidiaries or SIC or its Subsidiaries that constitute twenty percent (20%) or more of the revenues or assets of MDLY and its Subsidiaries, taken as a whole, or SIC and its Subsidiaries, taken as a whole, as applicable; or (b) any liquidation of MDLY or SIC, in each case other than the Merger and the other transactions to occur at Closing in accordance with this Agreement.

“Confidentiality Agreement” has the meaning set forth in Section 7.2(c).

“Delaware Courts” has the meaning set forth in Section 10.6.

“Delaware Secretary” has the meaning set forth in Section 2.2

“DGCL” means the General Corporation Law of the State of Delaware.

“Disqualifying Event” means any of the disqualifying events listed in Section 506 of Regulation D under the Securities Act.

Appendix B-6

“Dissenting Shares” means shares of MDLY Common Stock issued and outstanding immediately prior to the Effective Time that are held by a holder who has not voted in favor of the Merger or consented thereto in writing and properly demands appraisal rights of such shares pursuant to, and who is complying in all respects with, the provisions of Section 262 of the DGCL (until such time as such holder effectively withdraws, fails to perfect or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares, at which time such shares shall cease to be Dissenting Shares).

“DOJ” means the Antitrust Division of the United States Department of Justice.

“DTC” has the meaning set forth in Section 3.4(a).

“Effective Time” has the meaning set forth in Section 2.2.

“Employment Agreements” has the meaning set forth in Section 7.16.

“Environmental Laws” means, collectively, with respect to a specified Person, any and all environmental, health or safety matters or any private or governmental environmental, health or safety investigations or remediation activities of any nature with respect to any real property owned by the specified Person or its Subsidiaries seeking to impose, or that are reasonably likely to result in, any liability or obligation of the specified Person or any of its Subsidiaries arising under any local, state or federal environmental, health or safety statute, regulation, ordinance, or other requirement of any Governmental Entity, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and any similar state laws.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business, whether or not incorporated, that, together with any entity, would be deemed to be a “single employer” with such entity within the meaning of Section 4001(b) of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning set forth in Section 3.2.

“Exchange Agent Agreement” has the meaning set forth in Section 3.2.

“Exchange Fund” has the meaning set forth in Section 3.3.

“Excluded MDLY Shares” means, collectively, the shares of MDLY Common Stock owned by (a) MDLY, (b) SIC or (c) any wholly-owned Subsidiary of MDLY or SIC.

“First Special Dividend” has the meaning set forth in Section 2.10(a).

“First Special Dividend Amount” has the meaning set forth in Section 2.10(a).

“First Special Dividend Shortfall” the result of (a) $0.35, minus (b) the First Special Dividend Amount.

Appendix B-7

“Form N-14 Registration Statement” has the meaning set forth in Section 4.4(a).

“FTC” means the United States Federal Trade Commission.

“GAAP” means United States generally accepted accounting principles, consistently applied during the periods involved.

“Governmental Entity” means any federal, state, provincial or local government or any court, administrative or regulatory agency or commission or other governmental or quasi-governmental authority, department, bureau, office, commission, organization, official or agency, domestic or foreign.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” of any Person means (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of property of such Person to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property) and any accrued interest or prepayment premiums related thereto (for the avoidance of doubt, excluding trade accounts payable or similar obligations to creditors for goods or services, operating leases and other customary reservations or retentions under agreements with suppliers); (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person, including earn-outs; (c) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property to such Person to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; (e) all net obligations under any interest rate swap agreements or interest rate hedge agreements; or (f) indebtedness of others as described in clauses (a) through (e) above in any manner guaranteed by such Person or for which it is or may become contingently liable (but excluding any non-recourse carve-out guaranties, environmental indemnities or similar guaranties).

“Indemnified Parties” has the meaning set forth in Section 7.7(a).

“Intellectual Property Rights” means, collectively, all trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, software and other similar rights.

“Investment Advisory Agreements” means the MCC Investment Management Agreement and the SIC Investment Advisory Agreement.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the United States Internal Revenue Service.

Appendix B-8

“Joint Proxy Statement/Prospectus” has the meaning set forth in Section 4.4(a).

“Letter of Transmittal” has the meaning set forth in Section 3.4(a).

“Liens” means liens, pledges, mortgages, charges, Claims and security interests and similar encumbrances.

“Material Adverse Effect” means, with respect to SIC or MDLY, as the case may be, any occurrence, change, event, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on (a) the financial condition, results of operations, properties, assets or business of such party and its Subsidiaries taken as a whole; provided, however, that, with respect to this subsection (a), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects to the extent attributable to (i) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which such party and its Subsidiaries operate, (ii) changes, after the date hereof, in laws, rules or regulations or interpretations thereof of general applicability to companies in the industry in which such party and its Subsidiaries operate, (iii) actions or omissions taken with the prior written consent of the other party, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party and its Subsidiaries operate, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events, (vi) the public disclosure of this Agreement or the transactions contemplated hereby, (vii) any legal proceedings made or brought by any of the current or former stockholders of such party (on their own behalf or on behalf of the such party) arising out of or related to this Agreement or any of the transactions contemplated hereby, except, with respect to clauses (i), (ii), (iv) and (v), to the extent that the effects of such change are disproportionately adverse to the financial condition, results of operations, properties, assets or business of such party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its Subsidiaries operate) or (b) the ability of such party to timely consummate the transactions contemplated by this Agreement.

“MCC” has the meaning set forth in the Recitals to this Agreement.

“MCC Administration Agreement” means that certain Administration Agreement by and between MCC and MCC Advisors LLC dated as of January 19, 2011.

“MCC Investment Management Agreement” means that certain Amended and Restated Investment Management Agreement by and between MCC and MCC Advisors LLC dated January 19, 2014.

“MCC Merger” has the meaning set forth in the Recitals to this Agreement.

“MCC Merger Agreement” has the meaning set forth in the Recitals to this Agreement.

“MCC Related Agreements” means the MCC Investment Management Agreement and the MCC Administration Agreement.

Appendix B-9

“MDLY” has the meaning set forth in the preamble to this Agreement.

“MDLY Adverse Recommendation Change” has the meaning set forth in Section 7.3(b).

“MDLY Adviser” has the meaning set forth in Section 4.23(a).

“MDLY Adviser Regulation D Covered Persons” has the meaning set forth in Section 4.23(c).

“MDLY Benefit Plans” has the meaning set forth in Section 4.20(a).

“MDLY Board” has the meaning set forth in the Recitals to this Agreement.

“MDLY Board Recommendation” has the meaning set forth in Section 4.3(a).

“MDLY Bylaws” means the bylaws of MDLY, as amended and/or restated through the date hereof.

“MDLY Certificate” means the certificate of incorporation of MDLY, as amended and/or restated through the date hereof.

“MDLY Common Stock” means, collectively, the Class A Common Stock and the Class B Common Stock.

“MDLY Contracts” has the meaning set forth in Section 4.3(b).

“MDLY Disclosure Schedule” means that certain disclosure schedule delivered by MDLY to SIC and Merger Sub prior to the execution of this Agreement, which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in Article IV of this Agreement or as an exception to one or more representations or warranties contained in Article IV of this Agreement, or to one or more of MDLY’s covenants contained in this Agreement.

“MDLY Material Contract” has the meaning set forth in Section 4.12(b).

“MDLY Matters” means, collectively, (i) the Merger, and (ii) any other matters required to be approved or adopted by the stockholders of MDLY in order to effect the Merger and the other transactions contemplated by this Agreement.

“MDLY Pre-Meeting Offeror” has the meaning set forth in Section 9.4(c).

“MDLY Regulatory Agreement” has the meaning set forth in Section 4.5(b).

“MDLY Related Agreements” means, collectively, the MCC Related Agreements and the SIC Related Agreements.

“MDLY Required Approvals” has the meaning set forth in Section 4.4(a).

Appendix B-10

“MDLY RIC Fund” means any investment vehicle that is registered under the Investment Company Act and/or has elected to be regulated as a BDC and, in each case, that is a client to which MDLY or any of its Subsidiaries provides investment advisory or investment management services.

“MDLY RSUs” has the meaning set forth in Section 2.5(b).

“MDLY SEC Reports” has the meaning set forth in Section 4.5(c).

“MDLY Special Committee” has the meaning set forth in the Recitals.

“MDLY Stock Plan” means the Medley Management Inc. 2014 Omnibus Incentive Plan.

“MDLY Stockholder Approval” has the meaning set forth in Section 4.3(a).

“MDLY Stockholder Meeting” has the meaning set forth in Section 4.4(a).

“MDLY Subsidiary Partnership” has the meaning set forth in Section 4.10(e).

“MDLY Tax Protection Agreements” has the meaning set forth in Section 4.10(e).

“MDLY Voting Debt” means bonds, debentures, notes or other Indebtedness of MDLY having the right to vote on any matters on which stockholders of MDLY may vote.

“Medley LLC Debt Documents” means, collectively, (i) the Indenture dated as of August 9, 2016 between Medley LLC and U.S. Bank National Association, (ii) the First Supplemental Indenture dated as of August 9, 2016, between Medley LLC and U.S. Bank National Association (iii) the Second Supplemental Indenture dated as of October 18, 2016, between Medley LLC and U.S. Bank National Association; (iv) the Third Supplemental Indenture, dated January 18, 2017, between Medley LLC and U.S. Bank National Association; and (v) the Fourth Supplemental Indenture, dated February 22, 2017, between Medley LLC and U.S. Bank National Association.

“Medley LLC Exchange Agreement” means that certain Exchange Agreement dated as of September 23, 2014 by and among MDLY, Medley LLC and the holders of Units parties thereto.

“Medley LLC Outstanding Indebtedness” means all principal, interest, fees and other amounts outstanding under the Medley LLC Debt Documents.

“Medley Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of September 23, 2014, by and among MDLY, Medley LLC and the holders of Units parties thereto.

“Medley Restricted Units” has the meaning set forth in Section 2.5(a).

“Merger” has the meaning set forth in the Recitals to this Agreement.

“Merger Consideration” has the meaning set forth in Section 2.4(c).

Appendix B-11

“Merger Shares” has the meaning set forth in Section 2.4(c).

“Merger Sub” has the meaning set forth in the preamble to this Agreement.

“Merger Sub Board” has the meaning set forth in the Recitals to this Agreement.

“Merger Sub Bylaws” has the meaning set forth in Section 2.6(a).

“Merger Sub Certificate” has the meaning set forth in Section 2.6(a).

“Merger Sub Common Stock” means common stock, par value $0.001 per share, of Merger Sub.

“MGCL” means the Maryland General Corporation Law.

“Notice of Adverse Recommendation” has the meaning set forth in Section 7.11(f).

“Notice of Superior Proposal” has the meaning set forth in Section 7.11(f).

“NYSE” means the New York Stock Exchange.

“Organizational Documents” means, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the certificate of formation or articles of organization and operating agreement of a limited liability company; (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the certificate of limited partnership and limited partnership agreement of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; (vi) any stockholder or similar agreement among holders of securities of an issuer; and (vii) any amendment to any of the foregoing.

“Outside Date” has the meaning set forth in Section 9.1(c).

“Permit” means any license, permit, variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.

“Permitted Liens” means (i) Liens for Taxes and other statutory Liens securing payments not yet due and payable, (ii) Liens arising under the Medley LLC Debt Documents or SIC Debt Documents, as applicable, (iii) easements, rights of way, and other similar encumbrances that do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (iv) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties.

“Person” means a natural person, corporation, partnership, limited liability company, association, trust, joint venture, estate, sole proprietorship, unincorporated organization, other entity, organization, group (as defined in Section 13(d) of the Exchange Act), or any other business entity or any Governmental Entity, including a government or political subdivision or an agency or instrumentality thereof.

Appendix B-12

“Required Approvals” has the meaning set forth in Section 5.4(a).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“Schedule 13E-3” has the meaning set forth in Section 4.4(a).

“SEC” means the United States Securities and Exchange Commission.

“SEC Exemptive Relief” means an exemptive order from the SEC granting relief to SIC, MCC and MDLY from Sections 12(d)(3), 57(a)(4) and 60 of the 1940 Act and Rule 17d-1 thereunder to the extent necessary to contemplate the transactions contemplated by this Agreement and the MCC Merger Agreement and to thereafter operate as an internally managed business development company.

“Second Special Dividend” has the meaning set forth in Section 2.10(b).

“Second Special Dividend Amount” has the meaning set forth in Section 2.10(b).

“Second Special Dividend Shortfall” the result of (a) $0.30, minus (b) the Second Special Dividend Amount.

“Securities Act” means the Securities Act of 1933, as amended.

“SIC” has the meaning set forth in the preamble to this Agreement.

“SIC Administration Agreement” means that certain Administration Agreement by and between SIC and Medley Capital LLC dated as of April 5, 2012.

“SIC Adverse Recommendation Change” has the meaning set forth in Section 7.4(b).

“SIC Board” has the meaning set forth in the Recitals to this Agreement.

“SIC Board Recommendation” has the meaning set forth in Section 5.3(a).

“SIC Bylaws” means the bylaws of incorporation of SIC in effect as of the date hereof.

“SIC Charter” means the charter of SIC in effect as of the date hereof.

“SIC Common Stock” means common stock, par value $0.001 per share, of SIC.

“SIC Contracts” has the meaning set forth in Section 5.3(b).

“SIC Debt Documents” means, collectively, (i) the SIC Revolving Loan Documents; (ii) the Alpine Funding Loan Documents; and (iii) the Arbor Funding Debt Documents.

Appendix B-13

“SIC Disclosure Schedule” means that certain disclosure schedule delivered by SIC to MDLY prior to the execution of this Agreement, which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in Article V of this Agreement or as an exception to one or more representations or warranties contained in Article V of this Agreement, or to one or more of SIC’s covenants contained in this Agreement.

“SIC Incentive Plan” has the meaning set forth in Section 7.16.

“SIC Investment Advisory Agreement” means that certain Investment Advisory Agreement by and between SIC and SIC Advisors LLC, dated April 5, 2012.

“SIC Material Contract” has the meaning set forth in Section 5.12(a).

“SIC Matters” means (i) the Merger, (ii) the Amended and Restated Charter, and (iii) any other matters required to be approved or adopted by the stockholders of SIC in order to effect the Merger, the related issuance of the Merger Shares, and the other transactions contemplated by this Agreement.

“SIC Per-Share Price” means $7.27 per share.

“SIC Pre-Meeting Offeror” has the meaning set forth in Section 9.4(d).

“SIC Related Agreements” means the SIC Administration Agreement and the SIC Investment Advisory Agreement.

“SIC Regulatory Agreement” has the meaning set forth in Section 5.5(b).

“SIC Required Approvals” has the meaning set forth in Section 5.4(a).

“SIC Revolving Loan Documents” means, collectively, (i) Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 12, 2016, among SIC, as Borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent; (ii) Amended and Restated Guarantee, Pledge and Security Agreement, dated December 4, 2013, among SIC, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent; and (iii) Deposit Account Control Agreement, dated as of September 7, 2016, among SIC, ING Capital LLC, as Collateral Agent, and Customers Bank, as Depository Institution.

“SIC RSUs” has the meaning set forth in Section 2.5(b)(i).

“SIC SEC Reports” has the meaning set forth in Section 5.5(c).

“SIC Special Committee” has the meaning set forth in the Recitals.

“SIC Stockholder Approval” has the meaning set forth in Section 5.3(a).

Appendix B-14

“SIC Stockholder Meeting” has the meaning set forth in Section 4.4(a).

“SIC Voting Debt” means bonds, debentures, notes or other Indebtedness of SIC having the right to vote on any matters on which stockholders of SIC may vote.

“SRO” has the meaning set forth in Section 4.4(a).

“Subsidiary”, when used with respect to either party, means any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, that is consolidated with such party for financial reporting purposes under GAAP and, to the extent applicable, Article 6 of Regulation S-X promulgated under the Exchange Act.

“Superior Proposal” means any bona fide written Competing Proposal made by a Third Party that the MDLY Board or the MDLY Special Committee or SIC Board or SIC Special Committee, as applicable, determines in good faith, after consultation with its outside financial advisors and legal counsel, and taking into account the terms and conditions of such proposal, the party making such proposal, all financial, legal, regulatory and other aspects of such proposal, as well as the likelihood of consummation of the Competing Proposal relative to the Merger and such other factors as the MDLY Board or MDLY Special Committee or SIC Board or SIC Special Committee, as applicable, considers to be appropriate, is more favorable to MDLY’s stockholders or SIC’s stockholders, as applicable, from a financial point of view than the Merger and the other transactions contemplated by this Agreement (including any revisions to the terms of this Agreement committed to by SIC to MDLY in writing in response to such Competing Proposal made to MDLY or by MDLY to SIC in writing in response to such Competing Proposal made to SIC under the provisions of Section 7.11(f); provided however, for these purposes, to the extent relevant to the Competing Proposal in question, all percentages in subsections (a)(i) and (a)(ii) of the definition of Competing Proposal shall be increased to fifty percent (50%).

“Surviving Company” has the meaning set forth in the Recitals to this Agreement.

“Takeover Statutes” has the meaning set forth in Section 4.15.

“Tax” or “Taxes” means (i) all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon and (ii) any liability for Taxes described in clause (i) above under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law).

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as of September 23, 2014, by and among MDLY and each of the other persons from time to time party thereto.

“Tax Receivable Termination Agreement” means that certain Termination Agreement in the form attached hereto as Exhibit A providing for the termination of the Tax Receivable Agreement.

Appendix B-15

“Tax Return” means, with respect to a Person, a report, return or other information (including any amendments) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Person or any of its Subsidiaries.

“Termination Fee” has the meaning set forth in Section 9.4(a).

“Third Party” means a third party Person (or group of Persons) that is not an Affiliate of MDLY, SIC or MCC.

“Units” means the issued and outstanding limited liability company interests of Medley LLC.

Article II

THE MERGER

2.1 The Merger. Subject to the terms and conditions of this Agreement, in accordance with the DGCL, at the Effective Time, MDLY shall merge with and into Merger Sub and the separate corporate existence of MDLY shall cease. Merger Sub shall be the Surviving Company in the Merger and shall continue its existence as a corporation under the laws of the State of Delaware.

2.2 Effective Time. Contemporaneously with the Closing, Merger Sub shall file or cause to be filed a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary”). The Merger shall become effective at the time the Certificate of Merger is filed with the Delaware Secretary or at such later date and time as is agreed upon by the parties and specified in the Certificate of Merger (such date and time herein after referred to as the “Effective Time”).

2.3 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in this Agreement and the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges and powers of MDLY and Merger Sub shall be vested in Merger Sub as the Surviving Company, and all debts, liabilities and duties of MDLY shall become the debts, liabilities and duties of Merger Sub as the Surviving Company.

2.4 Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of SIC, Merger Sub, MDLY or the holder of any of the following securities:

(a) each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger;

(b) each Excluded MDLY Share issued and outstanding or held in treasury by MDLY, in each case, immediately prior to the Effective Time shall be cancelled and shall cease to exist and no Merger Consideration or other amounts or consideration shall be delivered in exchange therefor;

Appendix B-16

(c) subject to Sections 2.4(f) and 3.4(g), at the Effective Time and subject to deduction for any required withholding Tax, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded MDLY Shares and any Dissenting Shares) shall be converted into the right to receive the following number of shares of SIC Common Stock and amount of cash:

(i) 0.3836 shares of SIC Common Stock; plus

(ii) cash in an amount equal to $3.44 per share; plus

(iii) with respect to each such share of Class A Common Stock issued and outstanding on the record date for the First Special Dividend and which remains outstanding immediately prior to the Effective Time, cash in an amount equal to the First Special Dividend Shortfall, if any;

(iv) with respect to each such share of Class A Common Stock issued and outstanding on the record date for the Second Special Dividend and which remains outstanding immediately prior to Effective Time, cash in an amount equal to the Second Special Dividend Shortfall, if any;

(v) with respect to each such share of Class A Common Stock issued in exchange for Units (including Medley Restricted Units) in accordance with this Agreement and issued and outstanding immediately prior to the Effective Time, cash in an amount equal to the First Special Dividend Shortfall, if any; and

(vi) with respect to each such share of Class A Common Stock issued upon the settlement of a MDLY RSU in accordance with this Agreement and issued and outstanding immediately prior to the Effective Time, cash in an amount equal to the First Special Dividend Shortfall, if any.

The aggregate shares of SIC Common Stock to be issued in accordance with Section 2.4(c)(i) (the “Merger Shares”), together with the aggregate cash consideration payable in accordance with Section 2.4(c)(ii) (the “Cash Consideration”), the First Special Dividend Shortfall (if any), the Second Special Dividend Shortfall (if any) and any cash to be paid in lieu of fractional shares in accordance with Section 3.4(g), shall be referred to collectively as the “Merger Consideration”;

(d) each share of Class B Common Stock (other than any Dissenting Shares) issued and outstanding immediately prior to the Effective Time shall be cancelled and shall cease to exist and no Merger Consideration or other amounts or consideration shall be delivered in exchange therefor;

Appendix B-17

(e) any shares of Class A Common Stock converted into the right to receive the Merger Consideration pursuant to this Article II shall, upon such conversion, no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of Class A Common Stock (each, a “Certificate”) shall thereafter represent only the right to receive the Merger Consideration into which the shares of Class A Common Stock represented by such Certificate have been converted pursuant to this Section 2.4 and Section 3.4(g), as well as any dividends to which former holders of shares of Class A Common Stock become entitled in accordance with Article III; and

(f) if, between the date of this Agreement and the Effective Time, the outstanding shares of SIC Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change and specifically excluding sales of SIC Common Stock, sales of SIC equity-linked securities, and issuance of SIC Common Stock pursuant to SIC’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by SIC, an appropriate and proportionate adjustment shall be made to the number of shares of SIC Common Stock to be issued in the Merger.

2.5 Restricted LLC Units; Restricted Stock Units.

(a) As of immediately prior to the Effective Time, each restricted Medley LLC ownership unit outstanding and not previously forfeited (collectively, the “Medley Restricted Units”) shall become fully vested, all restrictions with respect to such Medley Restricted Units shall lapse and the Medley Restricted Units shall be exchanged for shares of Class A Common Stock in accordance with Section 7.6, and such shares of Class A Common Stock shall participate in the Merger on the same basis as the other individual holders of shares of Class A Common Stock in accordance with Section 2.4(c); provided, however, that the shares of Class A Common Stock issued upon the exchange of Units (including Medley Restricted Units) for shares of Class A Common Stock shall not be entitled to receive payment of the First Special Dividend or Second Special Dividend with respect to such shares of Class A Common Stock, and will only be entitled to receive payment of the dividend amount declared and paid by Medley LLC to the holders of such Units in accordance with Section 2.10(a) and any First Special Dividend Shortfall payable in accordance with Section 2.4(c)(v).

(b)

(i) As of the Effective Time, each restricted stock unit of MDLY outstanding and not previously forfeited under the MDLY Stock Plan (collectively, the “MDLY RSUs”), other than MDLY RSUs held by non-management directors of MDLY, shall be converted into 0.8532 restricted stock units under the SIC Incentive Plan (“SIC RSUs”). Each SIC RSU (or portion thereof) into which a MDLY RSU will be converted shall have identical terms as it relates to vesting and forfeiture.

Appendix B-18

(ii) As of immediately prior to the Effective Time, the restrictions on each MDLY RSU outstanding and not previously forfeited under the MDLY Stock Plan held by non-management directors of MDLY shall lapse and the relevant MDLY RSU will be converted into a share of Class A Common Stock that shall participate in the Merger on the same basis as the other individual holders of shares of Class A Common Stock in accordance with Section 2.4(c); provided, however, that the shares of Class A Common Stock issued upon the conversion of MDLY RSUs for shares of Class A Common Stock shall not be entitled to receive payment of the First Special Dividend or Second Special Dividend with respect to such shares of Class A Common Stock, and will only be entitled to receive dividend equivalent payments with respect to payment of the First Special Dividend in accordance with Section 2.10(a) and any First Special Dividend Shortfall payable in accordance with Section 2.4(c)(vi); provided further, that contemporaneously with the vesting of such MDLY RSUs, if and to the extent required by applicable Tax law, MDLY shall withhold a number of shares of Class A Common Stock having a fair market value (determined based on the final trading price of Class A Common Stock on the last trading day immediately preceding the Closing Date) equal to the aggregate amount required to be deducted and withheld under the Code and any applicable state or local Tax law with respect to the lapsing of restrictions on all MDLY RSUs held by the relevant holder, and MDLY shall, as of immediately prior to the Effective Time, pay over to the appropriate taxing authorities a corresponding amount of cash in satisfaction of such Tax liabilities.

(c) MDLY, SIC and Merger Sub agree that prior to the Effective Time the MDLY Stock Plan shall be amended to terminate the MDLY Stock Plan effective immediately prior to the Effective Time (other than with respect to outstanding awards thereunder, which shall be treated as set forth herein).

2.6 Certificate of Incorporation and Bylaws of the Surviving Company.

(a) At the Effective Time, the certificate of incorporation of Merger Sub (the “Merger Sub Certificate”), as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of Merger Sub, as the Surviving Company, from and after the Effective Time, until thereafter amended in accordance with its terms and Applicable Law. At the Effective Time, the bylaws of Merger Sub (the “Merger Sub Bylaws”), as in effect immediately prior to the Effective Time, from and after the Effective Time, shall remain the bylaws of Merger Sub, as the Surviving Company, until thereafter amended in accordance with the terms of the certificate of incorporation of the Surviving Company, Applicable Law, and the terms of such bylaws.

(b) Promptly following the date hereof, the SIC Board will review and approve an amendment and restatement of the SIC Charter (the “Amended and Restated Charter”), which Amended and Restated Charter shall be reasonably acceptable to the MDLY Board, including the MDLY Special Committee, in order to remove terms inconsistent with, and to add terms advisable to reflect, the publicly traded nature of SIC, as the Surviving Company, following the Closing. Following such approval, the SIC Board shall submit the Amended and Restated Charter to SIC’s stockholders for their approval at the SIC Stockholder Meeting. Following the date hereof, the SIC Board will review and approve any amendments to, or amendments and restatements of, the SIC Bylaws, which shall be reasonably acceptable to the MDLY Board, including the MDLY Special Committee, in order to remove terms inconsistent with, and to add terms advisable to reflect, the publicly traded nature of SIC, as the Surviving Company, following the Closing.

Appendix B-19

2.7 Directors and Officers. The officers and directors of Merger Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Company from and after the Effective Time until their respective successors shall have been duly elected and qualified or until their respective earlier death, resignation or removal in accordance with the certificate of incorporation of the Surviving Company and Applicable Law.

2.8 Tax Consequences. It is intended that the Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement shall constitute a “plan of reorganization” for such purposes.

2.9 Appraisal Rights.

(a) Notwithstanding anything to the contrary contained in this Agreement, Dissenting Shares shall not be converted into or represent the right to receive the Merger Consideration in accordance with Section 2.4(c), but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost such holder’s right to appraisal under the DGCL. If any Dissenting Shares shall lose their status as such (by the holder thereof effectively withdrawing, failing to perfect, or otherwise losing such holder’s appraisal rights under the DGCL with respect to such shares), then, as of the later of the Effective Time or the date of loss of such status, such shares shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the applicable Merger Consideration in accordance with Section 2.4(c), without interest, and shall not thereafter be deemed to be Dissenting Shares.

(b) MDLY shall give SIC notice thereof and SIC shall have the right to participate in all negotiations and proceedings with respect to any such demands. MDLY shall not, except with the prior written consent of SIC, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. SIC shall contribute or cause to be contributed to the Surviving Company funds sufficient from time to time to make all payments with respect to the Dissenting Shares.

2.10 Special Dividend.

(a) Prior to Closing, (i) MDLY shall cause Medley LLC to declare a dividend to all holders of Units, including MDLY, in an amount equal to the lesser of (A) $0.35 per Unit, and (B) the maximum dividend per Unit that Medley LLC may make based on its available cash at the time of such declaration, and (ii) the MDLY Board shall declare a dividend to all holders of shares of Class A Common Stock in an amount per share equal to the lesser of (i) $0.35 per share of Class A Common Stock, and (ii) the maximum dividend per share of Class A Common Stock that MDLY may make based on its available cash at the time of such declaration (collectively, the “First Special Dividend” and the per-share amount of such dividend payable to holders of Units and holders of shares of Class A Common Stock (which per share amount shall in all events be equal), the “First Special Dividend Amount”). For the avoidance of doubt, the First Special Dividend will be paid to holders of Units (including Medley Restricted Units) (in all cases, prior to the exchange of Units for shares of Class A Common Stock pursuant to Section 7.6) and holders of shares of Class A Common Stock outstanding on the record date for the First Special Dividend, in each case, in accordance with this Agreement. The record date for determining the holders of shares of Class A Common Stock entitled to payment of the First Special Dividend shall be the close of business on the second Business Day immediately preceding the Closing Date and the First Special Dividend shall be paid on the Business Day immediately prior to the Closing Date. In addition, the holders of MDLY RSUs will receive dividend equivalent rights with respect to the First Special Dividend in accordance with the terms of the MDLY Stock Plan and the restricted stock unit award agreements governing the MDLY RSUs, which amount shall be paid as a dividend equivalent (i) in the case MDLY RSUs held by non-management directors, at the same time the MDLY RSUs settle pursuant to Section 2.5(b)(ii) and (ii) in the case of MDLY RSUs held by any other Person, at the same time as underlying SIC RSUs (received pursuant to the conversion described in Section 2.5(b)(i)) are vested and settle.

Appendix B-20

(b) Prior to Closing, the MDLY Board shall declare a special dividend, payable in cash to the holders of shares of Class A Common Stock, in an amount equal to the lesser of (a) $0.30 per share of Class A Common Stock, and (ii) the maximum dividend per share of Class A Common Stock that MDLY may make based on its available cash at the time of such declaration (the “Second Special Dividend” and the per-share amount of such dividend payable to the holders of shares of Class A Common Stock, the “Second Special Dividend Amount”). The record date for determining the holders of shares of Class A Common Stock entitled to payment of the Second Special Dividend shall be the close of business on the Business Day immediately preceding the Closing Date and the Second Special Dividend shall be payable (and the Surviving Company shall pay, and SIC shall cause the Surviving Company to pay, the Second Special Dividend) on the Business Day immediately following the Closing Date. For the avoidance of doubt,

(i) the Second Special Dividend will only be payable to holders of record of shares of Class A Common Stock as of the close of business on the Business Day immediately preceding the Closing Date, which date and time shall be prior to the exchange of Units for Class A Common Stock in accordance with Section 7.6;

(ii) notwithstanding provisions in the Class A Unit Award Agreements to the contrary, no dividend or dividend equivalent payment on unvested Medley Restricted Units shall be paid on account of the Second Special Dividend; and

(iii) no holder of MDLY RSUs will be entitled to receive any dividend equivalent rights or payments with respect to payment of the Second Special Dividend under the terms of the MDLY Stock Plan and the restricted stock unit award agreements governing the MDLY RSUs.

(c) The provisions of this Section 2.10 shall be interpreted in all events so as to ensure that no duplicative distribution, dividend or dividend equivalent is paid to any holder of a Unit, a Medley Restricted Unit, a MDLY RSU or a holder of shares of Class A Common Stock.

Appendix B-21

Article III

CLOSING; DELIVERY OF MERGER CONSIDERATION

3.1 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m. on a date and at a place to be specified by the parties, which date shall be no later than five Business Days after the satisfaction or waiver (subject to Applicable Law) of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied or waived at the Closing), unless extended by mutual agreement of the parties (the “Closing Date”).

3.2 Exchange Agent. Prior to the Effective Time, SIC shall appoint a bank or trust company, or SIC’s transfer agent, in each case reasonably acceptable to MDLY pursuant to an agreement (the “Exchange Agent Agreement”) to act as exchange agent (the “Exchange Agent”) hereunder.

3.3 Deposit of Merger Consideration. At or prior to the Effective Time, SIC shall (i) authorize the Exchange Agent to issue an aggregate number of shares of SIC Common Stock equal to the aggregate Merger Shares and (ii) deposit, or cause to be deposited with, the Exchange Agent sufficient cash to pay the Cash Consideration, the First Special Dividend Shortfall (if any), the Second Special Dividend Shortfall (if any) and any cash to be paid in lieu of fractional shares in accordance with Section 3.4(g) (collectively, the “Exchange Fund”). The Exchange Agent shall invest any cash included in the Exchange Fund as directed by SIC; provided, however, that no gain or loss thereon shall affect the amounts payable to former holders of shares of Class A Common Stock pursuant to Article II or Article III of this Agreement. Any interest or other income resulting from such investments shall be the sole property of SIC.

3.4 Delivery of Merger Consideration.

(a) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a Certificate(s) which immediately prior to the Effective Time represented outstanding shares of Class A Common Stock (other than Excluded MDLY Shares) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such Certificate(s) shall pass, only upon delivery of such Certificate(s) (or affidavits of loss in lieu of such Certificates)) to the Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by the Exchange Agent Agreement (the “Letter of Transmittal”) and (ii) instructions for use in surrendering such Certificate(s) in exchange for the Merger Consideration and any dividends or distributions to which such holder is entitled pursuant to Article II and this Article III; provided, however, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent to receive the Merger Consideration that such holder is entitled to receive as a result of the Merger. In lieu thereof, each holder of record of one or more Book-Entry Shares (other than Excluded MDLY Shares) shall upon receipt by the Exchange Agent of an “agent’s message” in customary form (it being understood that the holders of Book-Entry Shares shall be deemed to have surrendered such shares upon receipt by the Exchange Agent of such “agent’s message” or such other evidence, if any, as the Exchange Agent may reasonably request), be entitled to receive, and SIC shall cause the Exchange Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, the Merger Consideration such holder is entitled to receive as a result of the Merger, and the Book-Entry Shares so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Book-Entry Shares. Prior to the Effective Time, the parties shall reasonably cooperate to establish procedures with the Exchange Agent and The Depository Trust Company (“DTC”) designed to provide that the Exchange Agent will transmit to DTC or its nominee, on the Closing Date, upon surrender of Book-Entry Shares held of record by DTC or its nominee in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by SIC, MDLY, the Exchange Agent and DTC, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger.

Appendix B-22

(b) Upon surrender to the Exchange Agent of its Certificate or Certificates, accompanied by a properly completed Letter of Transmittal, a holder of shares of Class A Common Stock (other than Excluded MDLY Shares) will be entitled to receive promptly after the Effective Time the Merger Consideration in respect of the shares of Class A Common Stock represented by its Certificate or Certificates, as well as any dividends payable with respect to such Class A Common Stock at the time of surrender, and any dividends with respect to shares of SIC Common Stock to which such holder is entitled. Until so surrendered, each such Certificate shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the Merger Consideration upon surrender of such Certificate in accordance with, together with any dividends or distributions to which such holder is entitled pursuant to, Article II or this Article III.

(c) No dividends or other distributions declared with respect to SIC Common Stock to stockholders of record on or after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of SIC Common Stock to which the holder of such Certificate is entitled upon exchange thereof in accordance with Article II and this Article III, in each case unless and until the holder thereof shall surrender such Certificate in accordance with this Article III. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such Certificate in accordance with this Article III, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of SIC Common Stock represented by such Certificate and not paid prior to the date of surrender, and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to whole shares of SIC Common Stock represented by such Certificate with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the surrender date.

(d) If any Merger Consideration is to be issued or paid in a name other than that in which a Certificate formerly representing Class A Common Stock surrendered in exchange therefor is registered, it shall be a condition to the issuance or payment of such Merger Consideration that such Certificate shall be properly endorsed or otherwise be in proper form for transfer, and the Person requesting such payment or issuance shall pay any transfer or other similar Taxes required by reason of the payment or issuance to a Person other than the registered holder of the Certificate or establish to the satisfaction of SIC that the Tax has been paid or is not applicable.

Appendix B-23

(e) The Exchange Agent (or, subsequent to the earlier of (x) the one-year anniversary of the Effective Time and (y) the expiration or termination of the Exchange Agent Agreement, SIC) shall be entitled to deduct and withhold from any Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Class A Common Stock such amounts as the Exchange Agent or SIC, as the case may be, is required to deduct and withhold under the Code, or any provision of state, local or foreign Tax law, with respect to the making of such payment. To the extent the amounts are so withheld by the Exchange Agent or SIC, as the case may be, and timely paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of Class A Common Stock in respect of whom such deduction and withholding was made by the Exchange Agent or SIC, as the case may be.

(f) After the Effective Time, there shall be no transfers on the stock transfer books of MDLY of the shares of MDLY Common Stock that were issued and outstanding immediately prior to the Effective Time other than to settle transfers of shares of MDLY Common Stock that occurred prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares representing such shares of Class A Common Stock are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the Merger Consideration payable and issuable in respect of such Certificates or Book-Entry Shares, together with any dividends and distributions to which such holder is entitled in accordance with this Article III.

(g) Notwithstanding anything to the contrary contained in this Agreement, no fractional shares of SIC Common Stock shall be issued upon the surrender of Certificates for exchange, or presentation of Book-Entry Shares for transfer, no dividend or distribution with respect to SIC Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of SIC. In lieu of the issuance of any such fractional share, SIC shall pay to each former stockholder of MDLY who otherwise would be entitled to receive such fractional share an amount in cash (rounded to the nearest cent) determined by multiplying (i) $7.27 by (ii) the fraction of a share (after taking into account all shares of Class A Common Stock held by such holder at the Effective Time and rounded to the nearest thousandth when expressed in decimal form) of SIC Common Stock to which such holder would otherwise be entitled to receive pursuant to Section 2.4.

(h) Any portion of the Exchange Fund that remains unclaimed by the stockholders of MDLY as of the first anniversary of the Effective Time may be paid to SIC. In such event, any former stockholders of MDLY who have not theretofore complied with this Article III shall thereafter look only to SIC with respect to the Merger Consideration, any cash in lieu of any fractional shares and any unpaid dividends and distributions in respect of each share of SIC Common Stock such stockholder is entitled to, as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of SIC, the Surviving Company, the Exchange Agent or any other Person shall be liable to any former holder of shares of Class A Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

Appendix B-24

(i) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by SIC or the Exchange Agent, the posting by such Person of a bond in such amount as SIC may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration and any unpaid dividends or distributions deliverable in respect thereof pursuant to this Agreement.

Article IV
REPRESENTATIONS AND WARRANTIES OF MDLY

Except as disclosed in (i) MDLY SEC Reports (as defined in Section 4.5(c) below) filed prior to the date of this Agreement, or (ii) MDLY Disclosure Schedule, MDLY hereby represents and warrants to SIC and Merger Sub as follows:

4.1 Corporate Organization.

(a) MDLY is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. MDLY has the requisite corporate power and corporate authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on MDLY.

(b) True, complete and correct copies of MDLY Certificate and MDLY Bylaws have previously been made available to SIC. MDLY is not in violation of the MDLY Certificate or the MDLY Bylaws.

(c) Except as set forth in Section 4.1(c) of MDLY Disclosure Schedule, MDLY has no Subsidiaries or other equity interest in any other Person. Each of the Subsidiaries of MDLY (i) is duly formed and validly existing and in good standing under the laws of the state of its formation, (ii) has the requisite limited partnership or other organizational power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on MDLY. True, complete and correct copies of the Organizational Documents of each Subsidiary of MDLY have previously been made available to SIC. No Subsidiary of MDLY is in violation of its Organizational Documents.

Appendix B-25

4.2 Capitalization.

(a) The authorized capital stock of MDLY consists of 3,000,000,000 shares of Class A Common Stock of which, as of the date of this Agreement, 5,593,375 shares, excluding all MDLY RSUs, are issued and outstanding; 1,000,000 shares of Class B Common Stock of which, as of the date of this Agreement, 100 shares are issued and outstanding; and 300,000,000 shares of Preferred Stock of which, as of the date of this Agreement, no shares are issued and outstanding. All of the issued and outstanding shares of MDLY Common Stock have been duly authorized and validly issued and are fully paid, nonassessable, free of any Liens, and are not be subject to any preemptive rights, whether arising under the laws of the State of Delaware or the MDLY Certificate, MDLY Bylaws or any MDLY Contract, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, 1,751,871 MDLY RSUs have been granted and have not settled, which are held by the Persons and in the amounts set forth in Section 4.2(a) of the MDLY Disclosure Schedule. The Exchange Rate (as defined in the Exchange Agreement) is one share of Class A Common Stock for one Medley Restricted Unit. An additional 1,505,969 shares of Class A Common Stock will be issued and outstanding following the exchange of Units and Medley Restricted Units for Class A Common Stock in accordance with Section 7.6. Shares of Class A Common Stock to be issued upon conversion of a MDLY RSU or exchange of Medley Restricted Units, when issued, will be validly issued and will be fully paid, nonassessable, free of any Liens, and will not be subject to any preemptive rights, whether arising under the laws of the State of Delaware or the MDLY Certificate, MDLY Bylaws or any MDLY Contract, with no personal liability attaching to the ownership thereof. MDLY has obtained valid waivers from each holder of unvested Medley Restricted Units waiving such holder’s right to receive any dividend or dividend equivalents in respect of such Medley Restricted Units in connection with the First Special Dividend and the Second Special Dividend. As of the date of this Agreement, no MDLY Voting Debt is issued or outstanding. As of the date of this Agreement, MDLY does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of MDLY Common Stock, MDLY Voting Debt or any other equity securities of MDLY or any securities representing the right to purchase or otherwise receive any shares of MDLY Common Stock, MDLY Voting Debt or other equity securities of MDLY. As of the date of this Agreement, except as it relates to net settlement of Medley Restricted Units and as contemplated by the Medley LLC Exchange Agreement and the Medley Registration Rights Agreement, there are no contractual obligations of MDLY or any of its Subsidiaries (A) to repurchase, redeem or otherwise acquire any shares of capital stock of MDLY or any equity security of MDLY or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of MDLY or its Subsidiaries or (B) pursuant to which MDLY or any of its Subsidiaries is or could be required to register shares of MDLY capital stock or other securities under the Securities Act. Upon exchange of the Medley Restricted Units for Class A Common Stock, the Medley LLC Exchange Agreement and the Medley Registration Rights Agreement shall be terminated and the obligations of MDLY and its Subsidiaries thereunder satisfied.

(b) Except as set forth in Section 4.2(b) of the MDLY Disclosure Schedule, all of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of MDLY are owned, directly or indirectly, by MDLY, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights. No Subsidiary of MDLY has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

Appendix B-26

(c) Except for amounts outstanding under the Medley LLC Debt Documents, the CNB Credit Facility and as set forth in Section 4.2(c) of the MDLY Disclosure Schedule, neither MDLY nor any of its Subsidiaries has any Indebtedness for borrowed money.

(d) To the best knowledge of MDLY, elections under Section 83(b) of the Code have not been made with respect to any Medley Restricted Unit.

4.3 Authority; No Violation. (a) MDLY has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the MDLY Stockholder Approval, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by MDLY Board. MDLY Board, acting upon the recommendation of the MDLY Special Committee, has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, MDLY and its stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) resolved to submit this Agreement to the stockholders of MDLY for its adoption, (iv)recommended that the stockholders of MDLY approve the adoption of this Agreement, and (v) resolved to include such recommendation in the Joint Proxy Statement/Prospectus (the “MDLY Board Recommendation”). Except for the approval and adoption of MDLY Matters by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of MDLY Common Stock entitled to vote at such meeting (the “MDLY Stockholder Approval”), no other corporate proceedings on the part of MDLY are necessary to approve the Merger, this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by MDLY and (assuming due authorization, execution and delivery by SIC) constitutes the valid and binding obligation of MDLY, enforceable against MDLY in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”).

(b) Neither the execution and delivery of this Agreement by MDLY nor the consummation by MDLY of the transactions contemplated hereby, nor compliance by MDLY with any of the terms or provisions of this Agreement, will (i) violate any provision of MDLY Certificate or MDLY Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained and/or made, (A) violate any Applicable Law applicable to MDLY or any of its Subsidiaries, or any of their respective properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on MDLY, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of MDLY or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which MDLY or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound (collectively, the “MDLY Contracts”).

Appendix B-27

4.4 Consents and Approvals.

(a) Except for (i) receipt of the SEC Exemptive Relief, (ii) the filing with the SEC of (A) a joint proxy statement in definitive form (the “Joint Proxy Statement/Prospectus”) relating to the special meeting of MDLY’s stockholders to be held in order to obtain MDLY Stockholder Approval (the “MDLY Stockholder Meeting”) and the special meeting of SIC’s stockholders to be held to vote on the SIC Matters (the “SIC Stockholder Meeting”), (B) a registration statement on Form N-14 (the “Form N-14 Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and (C) a Rule 13E-3 Transaction Statement on Schedule 13E-3 relating to the transactions contemplated by this Agreement (the “Schedule 13E-3”), and declaration of effectiveness of the Form N-14 Registration Statement by the SEC, (iii) the filing of the Certificate of Merger with the Delaware Secretary pursuant to the DGCL, (iv) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of the NYSE, or any other applicable self-regulatory organization (“SRO”), (v) any notices or filings under the HSR Act and the expiration of applicable waiting periods, (vi) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of SIC Common Stock pursuant to this Agreement, (vii) compliance with the Investment Company Act, and the rules and regulations promulgated thereunder, or (viii) as set forth on Section 4.4(a) of MDLY Disclosure Schedule (the foregoing (i) through (viii) referred to collectively as the “MDLY Required Approvals”), no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are necessary in connection with the execution and delivery by MDLY of this Agreement or the consummation by MDLY of the Merger and the other transactions contemplated by this Agreement.

(b) Except for (i) receipt of MDLY Stockholder Approval, (ii) receipt of the relevant consents or releases, or the taking of other actions, under the Medley LLC Debt Documents, (iii) receipt of the relevant consents or releases, or taking of other actions, under the MDLY Contracts set forth in Section 4.4(b) of the MDLY Disclosure Schedule, and (iv) matters covered in the immediately preceding Section 4.4(a), no consents or approvals of any Person are necessary in connection with the execution and delivery by MDLY of this Agreement or the consummation by MDLY of the Merger and the other transactions contemplated by this Agreement.

Appendix B-28

4.5 Reports; Regulatory Matters.

(a) MDLY and each of its Subsidiaries have timely filed all reports, registration statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2014 with (i) the SEC, (ii) the NYSE, and (iii) any other applicable SRO or Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2014, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any SRO or Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations of MDLY and its Subsidiaries conducted by a SRO or Governmental Entity in the ordinary course of the business, no SRO or Governmental Entity has initiated since December 31, 2014 or has pending any proceeding, enforcement action or, to the knowledge of MDLY, investigation into the business, disclosures or operations of MDLY or any of its Subsidiaries. Since December 31, 2014, no SRO or Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of MDLY, investigation into the business, disclosures or operations of MDLY or any of its Subsidiaries. There is no unresolved, or, to MDLY’s knowledge, threatened criticism, comment, exception or stop order by any SRO or Governmental Entity with respect to any report or statement relating to any examinations or inspections of MDLY or any of its Subsidiaries. Since December 31, 2014, there have been no formal or informal inquiries by, or disagreements or disputes with, any SRO or Governmental Entity with respect to the business, operations, policies or procedures of MDLY or any of its Subsidiaries (other than normal examinations conducted by a SRO or Governmental Entity in MDLY’s ordinary course of business). MDLY has made available to SIC all correspondence between MDLY or any of its Subsidiaries and the SEC, the NYSE and any other SRO or Governmental Entity since December 31, 2014.

(b) Neither MDLY nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since December 31, 2014 a recipient of any supervisory letter from, or since December 31, 2014 has adopted any policies, procedures or board resolutions at the request or suggestion of, any SRO or Governmental Entity that currently restricts in any material respect the conduct of its business (or to MDLY’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of SIC or any of its Subsidiaries), or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “MDLY Regulatory Agreement”), nor has MDLY or any of its Subsidiaries been advised since December 31, 2014 by any SRO or Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such MDLY Regulatory Agreement.

(c) MDLY has filed on the SEC’s EDGAR system each (i) registration statement, prospectus, report, schedule and definitive proxy statement (including all exhibits, amendments and supplements thereto) required to be filed with or furnished to the SEC by MDLY or any of its Subsidiaries pursuant to the Securities Act or the Exchange Act since December 31, 2014 (the “MDLY SEC Reports”) and (ii) communication mailed by MDLY to its stockholders since December 31, 2014. No such MDLY SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements, proxy statements and prospectuses, on the dates of effectiveness, the dates of the relevant meetings and the dates of use, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that information contained in an MDLY SEC Report as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all MDLY SEC Reports complied as to form in all material respects with the Securities Act, the Exchange Act and the other rules and regulations of the SEC with respect thereto. No executive officer of MDLY has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding or unresolved comments from the SEC with respect to any MDLY SEC Report and, as of the date of this Agreement, to the knowledge of MDLY, no MDLY SEC Report is subject to any ongoing review by the SEC.

Appendix B-29

4.6 Financial Statements.

(a) The consolidated financial statements of MDLY and its Subsidiaries included in all MDLY SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of MDLY and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of MDLY and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments immaterial in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b) Neither MDLY nor any of its Subsidiaries has any liability or obligation of any nature whatsoever required by GAAP to be reflected or reserved for in a balance sheet (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of MDLY included in its Annual Report on Form 10-K for the annual period ended December 31, 2017 (including any notes thereto) and for liabilities and obligations incurred in a commercially reasonable manner and in the ordinary course of business consistent with past practice since the date of such balance sheet.

(c) MDLY has established and maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) that receipts and expenditures of MDLY and its Subsidiaries are being made only in accordance with authorizations of MDLY management and the MDLY Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of MDLY and each of MDLY’s Subsidiaries’ assets that could have a material effect on MDLY’s consolidated financial statements. MDLY has disclosed, based on its most recent evaluation of such internal control over financial reporting prior to the date of this Agreement, to MDLY’s auditors and the audit committee of the MDLY Board and in Section 4.6(c) of the MDLY Disclosure Schedule (x) any significant deficiency and material weakness in the design or operation of MDLY’s internal control over financial reporting that is reasonably likely to adversely affect MDLY’s ability to record, process, summarize or report financial information, and (y) any fraud, whether or not material, that involves MDLY management or other employees of MDLY or any MDLY Subsidiary who have a significant role in MDLY’s internal control over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in the auditing standards of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.

Appendix B-30

(d) MDLY’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by MDLY in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to MDLY’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of MDLY required under the Exchange Act with respect to such reports. MDLY’s management has completed an assessment of the effectiveness of MDLY’s disclosure controls and procedures and, to the extent required by Applicable Law, presented in any applicable MDLY SEC Report that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

(e) Since December 31, 2014, MDLY and its principal executive officer and principal financial officer have complied in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of the NYSE. The principal executive officer and the principal financial officer of MDLY have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each MDLY SEC Report, and the statements contained in such certifications were true and correct on the date such certifications were made. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

4.7 Broker’s Fees. Except for the fees of Goldman Sachs & Co. LLC and Barclays Capital, Inc., none of MDLY, any of its Subsidiaries or any of their respective officers or directors has used any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement.

4.8 Absence of Certain Changes or Events. Since December 31, 2017, (a) the respective businesses of MDLY and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice, (b) none of MDLY or any of its Subsidiaries has taken any action that, if taken after the date of this Agreement, would result in a breach of the covenants set forth in Section 6.2, and (c) no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on MDLY.

Appendix B-31

4.9 Legal Proceedings. (a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on MDLY, neither MDLY nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of MDLY’s knowledge, threatened, legal, administrative, arbitral or other proceedings, Claims, actions, suits or governmental or regulatory investigations of any nature against MDLY or any of its Subsidiaries or to which any of their assets are subject.

(b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on MDLY, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon MDLY, any of its Subsidiaries or the assets of MDLY or any of its Subsidiaries.

4.10 Taxes and Tax Returns.

(a) Each of MDLY and its Subsidiaries (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon MDLY or any Subsidiary for which MDLY does not have reserves that are adequate under GAAP. Neither MDLY nor any Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among MDLY and its Subsidiaries as described in MDLY Disclosure Schedule).

(b) MDLY and its Subsidiaries have complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by Applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under Applicable Laws.

(c) There are no Liens for Taxes upon the assets of MDLY or any of the Subsidiaries, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(d) Neither MDLY nor any Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

Appendix B-32

(e) Other than the Tax Receivable Agreement to be terminated pursuant to the Tax Receivable Termination Agreement, there are no MDLY Tax Protection Agreements (as hereinafter defined) in force or otherwise binding upon MDLY or any MDLY Subsidiary. As used herein, “MDLY Tax Protection Agreements” means any agreement to which MDLY, or any MDLY Subsidiary is a party: (i) pursuant to which any liability to holders of interests in a MDLY Subsidiary Partnership relating to Taxes may arise, whether or not as a result of the consummation of the Merger or the other transactions contemplated by this Agreement; and/or (ii) that was entered into in connection with or related to the deferral of income Taxes of a holder of interests in a MDLY Subsidiary Partnership, and that requires MDLY, or any MDLY Subsidiary to, or to use efforts to (or to indemnify any Person if it does not) (A) maintain a minimum level of debt or continue a particular debt, (B) retain or not dispose of assets for a period of time if such period of time has not since expired or any applicable statute of limitations with respect to any Taxes that would result from a disposition of such assets at any time during such period has not since expired, (C) make or refrain from making Tax elections, (D) only dispose of assets in a particular manner, or (E) permit any holder of interests in a MDLY Subsidiary Partnership to guarantee any debt or restore a deficit in such holder’s capital account. As used herein, “MDLY Subsidiary Partnership” means a MDLY Subsidiary that is a partnership for United States federal income Tax purposes.

4.11 Compliance with Applicable Law. MDLY and each of its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses, and have complied in all respects with and are not in default in any respect under any, any Permit or Applicable Law, except for such failures, non-compliance or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on MDLY.

4.12 Certain Contracts. (a) Section 4.121. of the MDLY Disclosure Schedule sets forth a list of MDLY Contracts, including all amendments, supplements, exhibits and side letters to any such MDLY Contract, to which MDLY or any MDLY Subsidiary is a party or by which any of its properties or assets are bound (provided that equity interests in any Person shall not be deemed to be the properties or assets of MDLY or any MDLY Subsidiary), which, as of the date of this Agreement (provided that MDLY shall not be required to list those MDLY Contracts that have been publicly filed by MDLY with the SEC):

(i) is or will be required to be filed as an exhibit to MDLY’s Annual Report on Form 10-K pursuant to Item 601(b)(2), (4), (9) or (10) of Regulation S-K promulgated under the Securities Act;

(ii) contains any non-compete or exclusivity provisions that restrict the line of business or geographic area in which MDLY or any MDLY Subsidiary can operate, or which restricts the conduct of any line of business of MDLY or any MDLY Subsidiary, in each case, that have or would reasonably be expected to have a material impact on the business or operations of MDLY or its Subsidiaries, taken as a whole;

(iii) establishes a material partnership, joint venture or similar arrangement;

(iv) relates to the borrowing of money from, or extension of credit to, a Third Party, in each case having a principal amount of Indebtedness in excess of $25,000,000, other than accounts receivable and payable incurred or arising in the ordinary course of business consistent with past practice;

Appendix B-33

(v) requires MDLY or any MDLY Subsidiary to dispose of or acquire assets or properties with a fair market value in excess of $5,000,000, or involves any pending or contemplated merger, consolidation or similar business combination;

(vi) is a management or advisory agreement under which MDLY or any of its Subsidiaries acts as an adviser or manager;

(vii) is with a Governmental Entity; or

(viii) is material to MDLY and its Subsidiaries, taken as a whole, and contains any so-called “most favored nations” or similar provisions requiring MDLY or any MDLY Subsidiary to offer a Person any terms or conditions that are at least as favorable as those offered to any other Person.

(b) Each Contract of the type described above in Section 4.12(a), whether or not set forth in Section 4.12(a) of the MDLY Disclosure Schedule, is referred to herein as an “MDLY Material Contract.” Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to MDLY, each MDLY Material Contract is legal, valid, binding and enforceable in accordance with its terms on MDLY and each MDLY Subsidiary that is a party thereto and, to the knowledge of MDLY, each other party thereto, and is in full force and effect, except as may be limited by the Bankruptcy and Equity Exception.

(c) Neither MDLY nor any MDLY Subsidiary is in default under any MDLY Material Contract, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default, in each case, except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect with respect to MDLY. Neither MDLY nor any MDLY Subsidiary has received written notice of any violation or default under any MDLY Material Contract, except for violations or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither MDLY nor any MDLY Subsidiary has received written notice of termination under any MDLY Material Contract, and, to the knowledge of the Company, no party to any MDLY Material Contract has threatened to cancel any MDLY Material Contract, except as would not, individually or in the aggregate, would not reasonably be expected to have a MDLY Material Adverse Effect.

(d) MDLY has delivered or made available to SIC or provided to SIC for review, prior to the execution of this Agreement, true and complete copies of all of the MDLY Material Contracts.

4.13 Property. MDLY or one of its Subsidiaries (a) has good and marketable title to all the properties and assets reflected in the latest audited balance sheet included in such MDLY SEC Reports as being owned by MDLY or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such MDLY SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to MDLY’s knowledge, the lessor.

Appendix B-34

4.14 Intellectual Property. MDLY owns or possesses sufficient rights to use all Intellectual Property Rights used in the conduct of its business as now conducted, all of which shall remain in effect following the Closing, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect on MDLY; and the expected expiration or termination of any of such Intellectual Property Rights would not result in a Material Adverse Effect on MDLY.

4.15 State Takeover Laws. Assuming the accuracy of the representation and warranty contained in Section 5.16, the MDLY Board has unanimously approved this Agreement and the transactions contemplated hereby as required to render inapplicable to this Agreement and such transactions the restrictions on “business combinations” set forth in the DGCL or any other “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law (any such laws, “Takeover Statutes”) to the extent any of the foregoing is applicable to this Agreement and/or the transactions contemplated hereby.

4.16 Opinion. The MDLY Special Committee has received the opinion of Barclays Capital Inc. that, subject to certain assumptions, limitations, qualifications and other matters set forth therein, as of the date hereof, from a financial point of view, the aggregate consideration to be offered to the non-management holders of shares of Class A Common Stock in connection with the Merger, consisting of the First Special Dividend, the Second Special Dividend, and the Merger Consideration, is fair to such holders of shares of Class A Common Stock; it being agreed that SIC is not entitled to rely upon such opinion. The MDLY Board has received the opinion of Goldman Sachs & Co. LLC, dated as of the date of this Agreement, that, as of such date and subject to certain assumptions, limitations, qualifications and other matters set forth therein, the aggregate of the Merger Consideration, the First Special Dividend and the Second Special Dividend to be paid to the holders of Class A Common Stock is fair, from a financial point of view, to the holders of Class A Common Stock (other than SIC, MCC and any of their respective affiliates, the holders of Units and the holders of Medley Restricted Units and the holders of MDLY RSUs).

4.17 MDLY Information. The information relating to MDLY and its Subsidiaries that is provided by MDLY or its representatives for inclusion in the Form N-14 Registration Statement, the Joint Proxy Statement/Prospectus and/or the Schedule 13E-3, or in any application, notification or other document filed with any other SRO or Governmental Entity (including the SEC) in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Joint Proxy Statement/Prospectus and the Schedule 13E-3 as it relates to MDLY and its Subsidiaries and other portions within the reasonable control of MDLY and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

Appendix B-35

4.18 Insurance. MDLY and its Subsidiaries maintain, or are covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which MDLY and its Subsidiaries operate. Except as would not be reasonably expected to have a Material Adverse Effect on MDLY, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

4.19 Environmental Matters. Except as would not, individually or in the aggregate, have a Material Adverse Effect on MDLY and its Subsidiaries, taken as a whole, there are no legal, administrative, arbitral or other proceedings, Claims, actions, causes of action or notices with respect to any Environmental Laws, pending or threatened against MDLY or any of its Subsidiaries. Neither MDLY nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or Third Party imposing any liability or obligation with respect to any of the foregoing.

4.20 Employee Benefit Plans.

(a) Section 4.20(a) of the MDLY Disclosure Schedule sets forth a true, complete and correct list of each (i) (A) “employee benefit plan” as defined in Section 3(3) of ERISA, and (B) incentive, deferred compensation, paid-time-off, equity-based, phantom equity, severance, termination, retention, change-of-control, pension, profit-sharing, retirement, leave of absence, medical, disability, welfare, cafeteria, material fringe benefit, or other similar plan, program, agreement, arrangement, practice or commitment for the benefit of any current or (to the extent MDLY, its Subsidiaries or its Affiliates still have liability) former employee, partner, independent contractor or director of MDLY, its Subsidiaries or any of its ERISA Affiliates, entered into, maintained or contributed to, or in the preceding three (3) years, required to be maintained or contributed to, by MDLY, its Subsidiaries or any of their ERISA Affiliates, and (ii) each employment agreement between MDLY, or its Subsidiaries or Affiliates, and any employee which is not terminable on notice of thirty (30) days or less without penalty or continuing obligation (such plans, programs, agreements, arrangements, practices and commitments, herein referred to as the “MDLY Benefit Plans”).

(b) (i) Each MDLY Benefit Plan has been administered in accordance with its terms in all material respects, (ii) all MDLY Benefit Plans are in compliance in form and operation with the applicable provisions of ERISA, the Code and all other Applicable Laws, including Section 409A of the Code in all material respects, (iii) to MDLY’s knowledge, no non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred with respect to any MDLY Benefit Plan which would result in a material penalty, (iv) all contributions to, and payments from, MDLY Benefit Plans have been made in accordance with the terms of the MDLY Benefit Plans, ERISA, the Code and all other Applicable Laws in all material respects, (v) there are no current or, to MDLY’s knowledge, threatened investigations by any Governmental Entity), ERISA termination proceedings, or other material claims by any Person (except routine claims for benefits) with respect to MDLY Benefit Plans. No “employee benefit plan” as defined in Section 3(3) of ERISA that is or has been maintained or contributed to by MDLY or any of its current or former ERISA Affiliates is or has been subject to Title IV of ERISA or Section 412 of the Code, and neither MDLY nor any of its current or former ERISA Affiliates is or ever has been a party to any multi-employer plan, within the meaning of Section 3(37) of ERISA, or a multiple employer welfare arrangement, within the meaning of Section 3(40) of ERISA or made (or been obligated to make) contributions to any such multi-employer or multiple employer plan.

Appendix B-36

(c) A favorable determination letter has been received from the IRS with respect to each such MDLY Benefit Plan that is intended to comply with Section 401 of the Code (or the sponsor of such MDLY Benefit Plan is entitled to rely on a favorable opinion letter issued to the plan’s prototype sponsor by the IRS) and no event has occurred that will or could reasonably be expected to give rise to disqualification of any such MDLY Benefit Plan or to liability for a material Tax under Section 511 of the Code.

(d) There have been no acts or omissions by MDLY or any ERISA Affiliate that have given rise to or could reasonably be expected to give rise to material fines, penalties, taxes or related charges under Sections 502(c), 502(i) or 4071 of ERISA or Chapter 43 of the Code for which MDLY or any ERISA Affiliate may be liable. Neither MDLY nor any ERISA Affiliate nor any of their respective partners, directors, officers, employees or any other fiduciary has committed any breach of fiduciary responsibility imposed by ERISA that would subject MDLY or any ERISA Affiliate or any of their respective partners, directors, officers or employees to liability under ERISA. Neither MDLY nor its Subsidiaries or Affiliates is a fiduciary within the meaning of Section 3(21) or 3(38) of ERISA with respect to assets of a plan within the meaning of Treasury Regulation Section 2510.3-101, as revised by Section 3(42) of ERISA.

(e) Other than pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or any equivalent state statute, neither MDLY nor any ERISA Affiliate maintains any MDLY Benefit Plan that provides benefits described in Section 3(1) of ERISA to any former employees, partners or retirees of MDLY or any of its ERISA Affiliates.

(f) MDLY has made available to SIC correct and complete copies of all MDLY Benefit Plans and, where applicable, each of the following documents with respect to such MDLY Benefit Plans: (i) the plan document together with all amendments thereto and restatements thereof (including, without limitation, complete copies of any plans that may have been merged into such plan), and any trust agreements; (ii) any service contracts; (iii) any documents governing the investment and management of the MDLY Benefit Plan, or the assets thereof, including, without limitation, any investment management agreements, annuity contracts and documents scheduling fees incurred by the sponsor or participants and beneficiaries; (iv) the most recent summary plan descriptions and summaries of material modifications; and (v) written communications by MDLY to employees regarding the MDLY Benefit Plans, to the extent the substance of the MDLY Benefit Plans described therein differ materially from the other documentation furnished under this clause.

(g) Neither MDLY, nor its Subsidiaries or Affiliates maintains any nonqualified deferred compensation plan or arrangement subject to Section 409A of the Code.

(h) Other than with respect to Medley Restricted Units and MDLY RSUs, no partner or employee of MDLY or any of its Affiliates is entitled to, and no partner or employee of MDLY or any of its Affiliates will accrue or receive, additional benefits, accelerated rights to payment of benefits or accelerated vesting, whether pursuant to any MDLY Benefit Plan or otherwise, or become entitled to severance, termination allowance or other similar payments as a result of this Agreement and the transactions contemplated hereby. The execution of this Agreement and the consumption of the transactions contemplated hereby do not result in any payment or right to payment that (either alone or upon the occurrence of any additional or subsequent event will or may result in any “parachute payment” (as defined under Section 280G of the Code) or will or may result in a violation of Section 409A of the Code.

Appendix B-37

4.21 Other Employment Matters.

(a) Except as disclosed on Schedule 4.21(a), (i) MDLY, its Subsidiaries and their Affiliates (A) are in compliance in all material respects with all Applicable Laws and other obligations respecting employment and employment practices and terms and conditions of employment, including all minimum wage and overtime Applicable Laws and wage payment Applicable Laws, employee notification, leave, affirmative action, child labor, immigration, employment discrimination, or disability rights, (B) since December 31, 2014, have not received any notice of an investigation, charge, citation, penalty, or assessment from any Governmental Entity with respect to such labor and employment Applicable Laws which will or could reasonably be expect to result in a material liability, and (C) since December 31, 2014, have not, and are not, engaged in any unfair labor practice which will or could reasonably be expect to result in a material liability, (ii) since December 31, 2014, no unfair labor practice charge or complaint or labor arbitration proceeding is pending against MDLY, its Subsidiaries or their Affiliates which will or could reasonably be expect to result in a material liability, (iii) since December 31, 2014, there have been no and there currently are no labor strike(s), dispute(s), slowdown(s), or work stoppage(s) pending or, to the knowledge of MDLY or its Subsidiaries, threatened against or involving MDLY, its Subsidiaries or any of their Affiliates which will or could reasonably be expect to result in a material liability, (iv) neither MDLY, its Subsidiaries nor any of their Affiliates is or has been party to any collective bargaining agreement and no collective bargaining agreement or other contract, agreement, arrangement or understanding with a labor union or labor union organization is currently being negotiated by MDLY, its Subsidiaries or their Affiliates, and (v) to the knowledge of MDLY, no collective bargaining representation question exists respecting employees of MDLY, its Subsidiaries and their Affiliates.

(b) All employees of MDLY, its Subsidiaries and their Affiliates are legally authorized to work in the United States either because of their status as United States citizens, legal permanent residents, or by virtue of possessing a visa under Applicable Law relating to immigration control which visa allows for such employee to work in the United States. To the knowledge of MDLY, none of MDLY, its Subsidiaries and their Affiliates has employed a Person that is not legally authorized to be employed in the United States or continued to employ a Person knowing the Person ceased to be legally authorized to be employed in the United States. Each of MDLY, its Subsidiaries and their Affiliates has properly completed all legally required reporting and verification requirements pursuant to Applicable Law relating to immigration control for all of its employees, including the Form I-9. Each of MDLY, its Subsidiaries and their Affiliates has retained for each current employee the Form I-9 throughout such employee’s period of employment with MDLY, its Subsidiaries or their Affiliates and has retained a Form I-9 for each former employee of MDLY, its Subsidiaries or their Affiliates for a period of one (1) year from the date of termination of such employee or three (3) years from the date of hire, whichever is later. In the preceding three years, neither MDLY, its Subsidiaries nor their Affiliates has received any written notice from any Governmental Entity that MDLY, its Subsidiaries or their Affiliates is in violation of any Applicable Law pertaining to immigration control or that any current or former employee of MDLY, its Subsidiaries or their Affiliates is or was not legally authorized to be employed in the United States or is or was using an invalid social security number, and there is no pending, or to the MDLY’s knowledge threatened, charge or complaint under the Immigration Reform and Control Act of 1986 against MDLY, its Subsidiaries or their Affiliates.

Appendix B-38

(c) All individuals considered by MDLY, its Subsidiaries and any of their Affiliates to be (i) independent contractors are, and could only be reasonably considered to be, in fact “independent contractors” and are not “employees” or “common law employees” for tax, benefits, wage, labor or any other legal purpose (other than workers compensation), and (ii) employees are, and could only be reasonably considered to be, in fact “employees” and “common law employees” and are not “partners” for tax, benefits, wage, labor or any other legal purpose.

4.22 Related Party Transactions. As of the date of this Agreement, neither MDLY nor any of its Subsidiaries is party to any transaction or arrangement under which any (i) present or former director or executive officer of MDLY or any of its Subsidiaries, (ii) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of five percent (5%) or more of any class of equity of MDLY or (iii) “affiliate,” “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party to any actual or proposed loan, lease or other contract with or binding upon MDLY or any of its Subsidiaries or owns or has any interest in any of their respective properties or assets, in each case as would be required to be disclosed by MDLY pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

4.23 Investment Advisor Matters.

(a) Each of MDLY and its Subsidiaries which is registered as an investment adviser with the SEC (each, a “MDLY Adviser”) has (i) adopted a formal code of ethics complying in all material respects with Rule 204A-1 under the Investment Advisers Act and, to the extent applicable, Rule 17j-1 under the Investment Company Act and (ii) adopted and implemented written policies and procedures that are reasonably designed to prevent and detect any material violations under applicable securities, commodities or other investment-related or trading-related laws (including the Investment Advisers Act).  None of the MDLY Advisers nor any Persons “associated” (as defined in Section 202(a)(17) of the Investment Advisers Act) with the MDLY Advisers is in material violation of such code of ethics or policies and procedures. Since December 31, 2014, there has been no noncompliance by the MDLY Advisers or any of their respective employees or associated Persons with such code of ethics or policies and procedures, except for such matters that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect with respect to MDLY.

Appendix B-39

(b) None of the MDLY Advisers, any officer, director or employee thereof, MDLY or, to the knowledge of MDLY, any other “affiliated person” (as defined in the Investment Company Act) of the MDLY Advisers who is required to be eligible, is ineligible, or subject to potential ineligibility, pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve in any capacity referred to in Section 9(a) thereof to a registered investment company; and none of the MDLY Advisers, any officer, director or employee thereof, MDLY or, to the knowledge of MDLY, any other Person “associated” (as defined in Section 202(a)(17) of the Investment Advisers Act) with the MDLY Advisers who is required to be qualified, is subject to potential disqualification pursuant to Section 203 of the Investment Advisers Act from serving as an investment adviser or as a Person associated with an investment adviser to any Person or is subject to disqualification under Rule 206(4)-3 under the Investment Advisers Act; in each case, except for any such disqualification (x) that would not reasonably be expected to be material to the MDLY Adviser, or (y) with respect to which MDLY or another relevant Person has received exemptive relief from the SEC or another relevant Governmental Entity that has the effect of nullifying such disqualification; nor is there any proceeding or investigation pending or, to the knowledge of MDLY, threatened by any Governmental Entity that would result in any such ineligibility or disqualification, except for any such ineligibilities or disqualifications that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect with respect to MDLY.

(c) None of the MDLY Advisers or any of a MDLY Adviser’s directors or officers (together with the MDLY Advisers, “MDLY Adviser Regulation D Covered Persons”) is subject to a Disqualifying Event, and, to the knowledge of MDLY, there is no inquiry, investigation, proceeding or action pending against any MDLY Adviser Regulation D Covered Person that could reasonably be expected to result in a Disqualifying Event.

(d) Each MDLY Adviser is not prohibited from providing investment advisory services, or from charging fees therefor, by the “pay-to-play” rules of any jurisdiction, including Rule 206(4)-5 under the Investment Advisers Act.

(e) All deficiency letters and examination reports that the MDLY Advisers has received since December 31, 2014 from any Governmental Entity are listed on Section 4.23(e) of the MDLY Disclosure Schedule, true, correct and complete copies of which have been made available to SIC, along with all written responses thereto. All remedial actions necessary to cure in all material respects the deficiencies or violations set forth in such letters or reports have been taken by the MDLY Adviser. MDLY has made available to SIC all material correspondence relating to any material inquiry, examination or investigation by any Governmental Entity received since December 31, 2014 regarding the MDLY Advisers and any of their respective employees or associated Persons in connection with the services performed by such employees or associated Persons in connection with the business of MDLY or any of its Subsidiaries.

(f) None of the MDLY Advisers, any officer, director or employee thereof, MDLY or, to the knowledge of MDLY, any other “affiliated person” (as defined in the Investment Company Act) of the MDLY Advisers has any express or implied understanding or arrangement which would reasonably be expected to impose an “unfair burden” (for purposes of Section 15(f) of the Investment Company Act) on any MDLY RIC Fund as a result of the Merger or the other transactions contemplated by this Agreement.

Appendix B-40

(i) Broker-Dealer Matters. Neither MDLY nor any of its Subsidiaries is, or on the Closing Date will be, required to be registered as a broker-dealer under the Exchange Act, or with any other Governmental Entity.

4.21 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV and any closing certificate delivered to SIC, neither MDLY nor any other Person on behalf of MDLY makes any express or implied representation or warranty with respect to MDLY, any of its Subsidiaries, or any other information provided to SIC in connection with the Merger and the other transactions contemplated by this Agreement, including the accuracy, completeness or timeliness thereof. Neither MDLY nor any other Person will have or be subject to any claim, liability or indemnification obligation to SIC or any other Person resulting from the distribution or failure to distribute to SIC, or SIC’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to SIC in the electronic data room maintained by MDLY for purposes of the transactions contemplated by this Agreement or management presentations in expectation of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV.

Article V
REPRESENTATIONS AND WARRANTIES OF SIC

Except as disclosed in (i) the SIC SEC Reports (as defined in Section 5.5(c) below) filed prior to the date of this Agreement, or (ii) the SIC Disclosure Schedule, SIC and Merger Sub hereby represent and warrant to MDLY as follows:

5.1 Corporate Organization.

(a) SIC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of SIC and Merger Sub has the requisite corporate power and corporate authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on SIC.

(b) True, complete and correct copies of the SIC Charter, SIC Bylaws, Merger Sub Certificate and Merger Sub Bylaws have previously been made available to MDLY. SIC is not in violation of the SIC Charter or the SIC Bylaws.

(c) Except for Merger Sub and as set forth in Section 5.1(c) of the Disclosure Schedule, SIC has no Subsidiaries or other equity interest in any other Person. Each of SIC’s Subsidiaries (i) is duly formed and validly existing and in good standing under the laws of the state of its formation, (ii) has the requisite corporate or other organizational power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on SIC. True, complete and correct copies of the Organizational Documents of each Subsidiary of SIC have previously been made available to MDLY. No Subsidiary of SIC is in violation of its Organizational Documents.

Appendix B-41

5.2 Capitalization.

(a) The authorized capital stock of SIC consists of 250,000,000 shares of SIC Common Stock of which, as of the date of this Agreement, 96,925,815 shares were issued and outstanding. As of the date of this Agreement, no shares of SIC Common Stock were reserved for issuance. All of the issued and outstanding shares of SIC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, no SIC Voting Debt is issued or outstanding. As of the date of this Agreement, except pursuant to this Agreement, SIC does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of SIC Common Stock, SIC Voting Debt or any other equity securities of SIC or any securities representing the right to purchase or otherwise receive any shares of SIC Common Stock, SIC Voting Debt or other equity securities of SIC. As of the date of this Agreement, except pursuant to this Agreement, there are no contractual obligations of SIC or any of its Subsidiaries (A) to repurchase, redeem or otherwise acquire any shares of capital stock of SIC or any equity security of SIC or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of SIC or its Subsidiaries or (B) pursuant to which SIC or any of its Subsidiaries is or could be required to register shares of SIC capital stock or other securities under the Securities Act.

(b) Except as set forth in Section 5.2(b) of the SIC Disclosure Schedule, all of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of SIC are owned, directly or indirectly, by SIC, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights. No Subsidiary of SIC has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

(c) The Merger Shares, when issued in compliance with the provisions of this Agreement and the Form N-14 Registration Statement, will be validly issued and will be fully paid and nonassessable, free of any Liens, and will not be subject to any preemptive rights, whether arising under the laws of the State of Maryland or the SIC Charter or the SIC Bylaws, as amended or restated, or any SIC Contract.

(d) Except for amounts outstanding under the SIC Debt Documents, neither SIC nor any of its Subsidiaries has any Indebtedness for borrowed money.

Appendix B-42

5.3 Authority; No Violation.

(a) Each of SIC and Merger Sub has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the SIC Stockholder Approval, to consummate the transactions contemplated hereby; provided, that in the case of Merger Sub, this Agreement and the consummation of the transactions contemplated hereby is subject to the approval and adoption of this Agreement by the sole stockholder of Merger Sub (which will occur via written consent in lieu of a meeting promptly following the execution and delivery of this Agreement). The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the SIC Board, acting upon recommendation of the SIC Special Committee, and the Merger Sub Board. The Merger Sub Board has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) resolved to submit this Agreement to the sole stockholder of Merger Sub for its adoption, and (iv) recommended that the sole stockholder of Merger Sub approve the adoption of this Agreement. The SIC Board, acting upon the recommendation of the SIC Special Committee, has unanimously determined that the Merger, this Agreement, the issuance of the Merger Shares and the other transactions contemplated by this Agreement are advisable and in the best interests of SIC and its stockholders, has approved the SIC Matters and has directed that the SIC Matters be submitted to the SIC’s stockholders for approval and adoption at a duly held meeting of such stockholders, together with the recommendation of the SIC Board that the stockholders approve and adopt the SIC Matters (the “SIC Board Recommendation”) and has adopted a resolution to the foregoing effect. Except for the approval and adoption of the SIC Matters by the affirmative vote of the holders of a majority of the outstanding shares of SIC Common Stock (the “SIC Stockholder Approval”) at the SIC Stockholder Meeting and the approval by SIC, in its capacity as the sole stockholder of Merger Sub (which will occur via written consent in lieu of a meeting promptly following the execution and delivery of this Agreement), no other corporate proceedings on the part of SIC or Merger Sub are necessary to approve the Merger, this Agreement, the issuance of the Merger Shares or the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by SIC and Merger Sub (assuming due authorization, execution and delivery by MDLY) constitutes the valid and binding obligation of each of SIC and Merger Sub, enforceable against SIC and Merger Sub, as the case may be, in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by SIC or Merger Sub nor the consummation by SIC or Merger Sub of the transactions contemplated hereby, nor compliance by SIC or Merger Sub with any of the terms or provisions of this Agreement, will (i) violate any provision of the SIC Charter, SIC Bylaws, Merger Sub Certificate or Merger Sub Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 5.4 are duly obtained and/or made, (A) violate any Applicable Law applicable to Merger Sub, SIC or any of its Subsidiaries, or any of their respective properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on SIC, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Merger Sub, SIC or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which Merger Sub, SIC or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound (collectively, the “SIC Contracts”).

5.4 Consents and Approvals.

(a) Except for (i) the SEC Exemptive Relief, (ii) the filing with the SEC of the Form N-14 Registration Statement, the Joint Proxy Statement/Prospectus and the Schedule 13E-3, and declaration of effectiveness thereof by the SEC, (iii) the filing of the Certificate of Merger with the Delaware Secretary pursuant to the DGCL, (iv) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of the NYSE or any SRO, (v) any notices or filings under the HSR Act and the expiration of applicable waiting periods, (vi) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of SIC Common Stock pursuant to this Agreement, (vii) compliance with the Investment Company Act and the rules and regulations promulgated thereunder and (viii) as set forth on Section 5.4(a) of the SIC Disclosure Schedule (the foregoing (i) through (viii) referred to collectively as the “SIC Required Approvals” and together with the MDLY Required Approvals, the “Required Approvals”), no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are necessary in connection with the execution and delivery by SIC and Merger Sub of this Agreement or the consummation by Merger Sub of the Merger and the other transactions contemplated by this Agreement.

(b) Except for matters covered in the immediately preceding Section 5.4(a), no consents or approvals of any Person are necessary in connection with the execution and delivery by SIC or Merger Sub of this Agreement or the consummation by Merger Sub of the Merger and the other transactions contemplated by this Agreement.

Appendix B-43

5.5 Reports; Regulatory Matters.

(a) SIC and each of its Subsidiaries have timely filed all reports, registration statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2014 with (i) the SEC and (ii) any SROs and with each applicable Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2014, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any SRO or Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations of SIC and its Subsidiaries conducted by a SRO or Governmental Entity in the ordinary course of the business, no SRO or Governmental Entity has initiated since December 31, 2014 or has pending any proceeding, enforcement action or, to the knowledge of SIC, investigation into the business, disclosures or operations of SIC or any of its Subsidiaries. Since December 31, 2014, no SRO or Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of SIC, investigation into the business, disclosures or operations of SIC or any of its Subsidiaries. There is no unresolved, or, to SIC’s knowledge, threatened criticism, comment, exception or stop order by any SRO or Governmental Entity with respect to any report or statement relating to any examinations or inspections of SIC or any of its Subsidiaries. Since December 31, 2014, there have been no formal or informal inquiries by, or disagreements or disputes with, any SRO or Governmental Entity with respect to the business, operations, policies or procedures of SIC or any of its Subsidiaries (other than normal examinations conducted by a SRO or Governmental Entity in SIC’s ordinary course of business). SIC has made available to MDLY all correspondence between SIC or any of its Subsidiaries and the SEC and any other SRO or Governmental Entity since December 31, 2014.

(b) Neither SIC nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since December 31, 2014 a recipient of any supervisory letter from, or since December 31, 2014 has adopted any policies, procedures or board resolutions at the request or suggestion of, any SRO or Governmental Entity that currently restricts in any material respect the conduct of its business, or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “SIC Regulatory Agreement”), nor has SIC or any of its Subsidiaries been advised since December 31, 2014 by any SRO or Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such SIC Regulatory Agreement.

(c) SIC has filed on the SEC’s EDGAR system each (i) registration statement, prospectus, report, schedule and definitive proxy statement (including all exhibits, amendments and supplements thereto) filed with or furnished to the SEC by SIC or any of its Subsidiaries pursuant to the Securities Act or the Exchange Act since December 31, 2014 (the “SIC SEC Reports”) and (ii) communication mailed by SIC to its stockholders since December 31, 2014. No such SIC SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements, proxy statements and prospectuses, on the dates of effectiveness, the dates of the relevant meetings and dates of use, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that information contained in any SIC SEC Report as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all SIC SEC Reports complied as to form in all material respects with the Securities Act, the Exchange Act and the other rules and regulations of the SEC with respect thereto. No executive officer of SIC has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding or unresolved comments from the SEC with respect to any SIC SEC Report and, as of the date of this Agreement, to the knowledge of SIC, no SIC SEC Report is subject to any ongoing review by the SEC.

Appendix B-44

5.6 Financial Statements.

(a) The consolidated financial statements of SIC and its Subsidiaries included in the SIC SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of SIC and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of SIC and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments immaterial in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b) Neither SIC nor any of its Subsidiaries has any liability or obligation of any nature whatsoever required by GAAP to be reflected or reserved for in a balance sheet (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of SIC included in its Annual Report on Form 10-K for the annual period ended December 31, 2017 (including any notes thereto) and for liabilities and obligations incurred in a commercially reasonable manner and in the ordinary course of business consistent with past practice since the date of such balance sheet.

(c) SIC has established and maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) that receipts and expenditures of SIC and its Subsidiaries are being made only in accordance with authorizations of SIC management and the SIC Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of SIC and each of SIC’s Subsidiaries’ assets that could have a material effect on SIC’s consolidated financial statements. SIC has disclosed, based on its most recent evaluation of such internal control over financial reporting prior to the date of this Agreement, to SIC’s auditors and the audit committee of the SIC Board and in Section 4.6(c) of the SIC Disclosure Schedule (x) any significant deficiency and material weakness in the design or operation of SIC’s internal control over financial reporting that is reasonably likely to adversely affect SIC’s ability to record, process, summarize or report financial information, and (y) any fraud, whether or not material, that involves SIC management or other employees of SIC or any SIC Subsidiary who have a significant role in SIC’s internal control over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in the auditing standards of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.

Appendix B-45

(d) SIC’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by SIC in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to SIC’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of SIC required under the Exchange Act with respect to such reports. SIC’s management has completed an assessment of the effectiveness of SIC’s disclosure controls and procedures and, to the extent required by Applicable Law, presented in any applicable SIC SEC Report that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

(e) Since December 31, 2014, SIC and its principal executive officer and principal financial officer of SIC have complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the Exchange Act. The principal executive officer and the principal financial officer of SIC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each SIC SEC Report, and the statements contained in such certifications were true and correct on the date such certifications were made. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

5.7 Broker’s Fees. Except for Broadhaven Capital Partners, none of Merger Sub, SIC or any of its Subsidiaries or any of their respective officers or directors has used any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement.

5.8 Absence of Certain Changes or Events. Since December 31, 2017, (a) the respective businesses of SIC and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice, (b) none of SIC or any of its Subsidiaries has taken any action that, if taken after the date of this Agreement, would result in a breach of the covenants set forth in Section 6.3, and (c) no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on SIC.

5.9 Legal Proceedings.

(a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on SIC, none of Merger Sub, SIC or any of its Subsidiaries is a party to any, and there are no pending or, to the best of SIC’s knowledge, threatened, legal, administrative, arbitral or other proceedings, Claims, actions, suits or governmental or regulatory investigations of any nature against Merger Sub, SIC or any of its Subsidiaries or to which any of their assets are subject.

(b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on SIC, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon Merger Sub, SIC, any of its Subsidiaries or the assets of Merger Sub, SIC or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to Merger Sub, SIC or any of its Subsidiaries).

Appendix B-46

5.10 Taxes and Tax Returns. (a) Each of SIC and its Subsidiaries (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon SIC or any Subsidiary for which SIC does not have reserves that are adequate under GAAP. Neither SIC nor any Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among SIC and its Subsidiaries as described in the SIC Disclosure Schedule).

(b) Effective for the year ending December 31, 2012, SIC made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. SIC has qualified as a regulated investment company at all times subsequent to such election, and expects to qualify as such for its current taxable year. With respect to each relevant taxable year, SIC has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) SIC and its Subsidiaries have complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by Applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under Applicable Laws.

(d) There are no Liens for Taxes upon the assets of SIC or any of the Subsidiaries, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(e) Neither SIC nor any Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

5.11 Compliance with Applicable Law. Merger Sub, SIC and each of its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses, and have complied in all respects with and are not in default in any respect under any, any Permit or Applicable Law, except for such failures, non-compliance or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on SIC.

5.12 Certain Contracts. (a) Except as set forth in Section 5.12(a) of the SIC Disclosure Schedule or as expressly contemplated by this Agreement, neither SIC nor any of its Subsidiaries is a party to or bound by any SIC Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the SIC SEC Reports filed prior to the date hereof (collectively, the “SIC Material Contracts”).

Appendix B-47

(b) Except as set forth in Section 5.12(b) of the SIC Disclosure Schedule, (i) each SIC Material Contract is valid and binding on SIC or its applicable Subsidiary, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) SIC and each of its Subsidiaries and, to SIC’s knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each SIC Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of SIC or any of its Subsidiaries or, to SIC’s knowledge, any other party thereto under any such SIC Material Contract. Except as set forth in Section 5.12 of the SIC Disclosure Schedule, there are no disputes pending or, to SIC’s knowledge, threatened with respect to any SIC Material Contract.

5.13 Investment Securities. SIC has good title to all securities (including any evidence of Indebtedness) owned by it, free and clear of any Liens, except (a) for those Liens or restrictions arising under the Organizational Documents of the issuers of such securities, (b) to the extent such securities are pledged in connection with the SIC Debt Documents, (c) for restrictions on transferability arising under federal or state securities laws or (d) for Liens or restrictions which would not individually or in the aggregate be material with respect to the value, ownership or transferability of such securities.

5.14 Property. SIC or one of its Subsidiaries (a) has good and marketable title to all the properties and assets (excluding securities, which are addressed in Section 5.13 above) reflected in the latest audited balance sheet included in such SIC SEC Reports as being owned by SIC or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such SIC SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to SIC’s knowledge, the lessor.

5.15 Intellectual Property. SIC owns or possesses sufficient Intellectual Property Rights reasonably necessary to conduct its business as now conducted and as described in the SIC SEC Reports, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect on SIC; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect on SIC.

5.16 State Takeover Laws.

(a) Neither SIC nor Merger Sub is or has been, at any time during the three (3) years preceding the date hereof, an “interested stockholder” of MDLY, as defined in Section 203 of the DGCL, that is subject to the restrictions imposed by Section 203 of the DGCL.

(b) Either (i) no Takeover Statute under the laws of the State of Maryland applies to SIC in connection with the Merger or the other transactions contemplated by this Agreement, or (ii) the SIC Board has unanimously approved this Agreement and the transactions contemplated hereby as required to render inapplicable to this Agreement and such transactions the restrictions imposed by any Takeover Statute.

Appendix B-48

5.17 Opinion. The SIC Special Committee has received the opinion of Broadhaven Capital Partners to the effect that, subject to certain assumptions, limitations and qualifications set forth therein, the consideration to be issued by SIC as set forth in this Agreement and the MCC Merger Agreement, considered as a whole and not in separate parts, is fair, from a financial point of view, to SIC from a financial point of view; it being agreed that MDLY is not entitled to rely upon such opinion.

5.18 SIC Information. The information relating to SIC and its Subsidiaries that is provided by SIC or its representatives for inclusion in the Form N-14 Registration Statement, Joint Proxy Statement/Prospectus and/or the Schedule 13E-3, or in any application, notification or other document filed with any other SRO or Governmental Entity (including the SEC) in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Form N-14 Registration Statement and the Schedule 13E-3 as it relates to SIC and its Subsidiaries and other portions within the reasonable control of SIC and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

5.19 Insurance. SIC and its Subsidiaries maintain, or are covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which SIC and its Subsidiaries operate. Except as would not be reasonably expected to have a Material Adverse Effect on SIC, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

5.20 Environmental Matters. Except as would not, individually or in the aggregate, have a Material Adverse Effect on SIC and its Subsidiaries, taken as a whole, there are no legal, administrative, arbitral or other proceedings, Claims, actions, causes of action or notices with respect to any Environmental Laws, pending or threatened against SIC or any of its Subsidiaries. Neither SIC nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or Third Party imposing any liability or obligation with respect to any of the foregoing.

5.21 No Financing Condition. SIC has sufficient immediately available funds in cash or cash equivalents, or available under lines of credit in effect as of the date hereof, and at Closing will have sufficient immediately available funds in cash or cash equivalents, in each case as necessary to pay the full amount of the cash portion of the Merger Consideration in accordance with the terms of this Agreement.

5.22 Section 15(f). Neither SIC nor any of its Affiliates has any express or implied understanding or agreement which would impose an unfair burden on SIC that would preclude satisfaction of the safe harbor provided by Section 15(f) of the Investment Company Act as a result of the Merger and the other transactions contemplated by this Agreement.

Appendix B-49

5.23 No Other Representations or Warranties. Except for the representations and warranties contained in this Article V and any closing certificate delivered to MDLY, neither SIC nor any other Person on behalf of SIC makes any express or implied representation or warranty with respect to SIC, any of its Subsidiaries, any investment assets or portfolio company, or any other information provided to MDLY in connection with the Merger and the other transactions contemplated by this Agreement, including the accuracy, completeness or timeliness thereof. Neither SIC nor any other Person will have or be subject to any claim, liability or indemnification obligation to MDLY or any other Person resulting from the distribution or failure to distribute to MDLY, or MDLY’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to MDLY in the electronic data room maintained by SIC for purposes of the transactions contemplated by this Agreement or management presentations in expectation of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article V.

Article VI
COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1 Conduct of Businesses Prior to the Effective Time. Except as expressly contemplated by or permitted by this Agreement or the MCC Merger Agreement or with the prior written consent of the other party, during the period from the date of this Agreement to the Effective Time, (a) each of MDLY and SIC shall, and shall cause each of its respective Subsidiaries to, (i) conduct its business in the ordinary course in all material respects, as such business is being conducted as of the date hereof, and (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees, and (b) each of MDLY and SIC shall, and shall cause each of its respective Subsidiaries to, take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of MDLY or SIC either to obtain any necessary approvals of any SRO or Governmental Entity required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement or to consummate the transactions contemplated hereby or thereby.

6.2 MDLY Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement or as provided in Section 6.2 of the MDLY Disclosure Schedule, MDLY shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of SIC (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) Except for borrowings under the CNB Credit Facility, incur any Indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, make any loan or advance or capital contribution to, or investment in, any Person;

Appendix B-50

(b) (i) adjust, split, combine or reclassify any of its capital stock;

(ii) make, declare or pay any dividend, other than (A) its regular quarterly dividend consistent with past practice of no more than $0.20 per share, and (B) dividends paid by any of the Subsidiaries of MDLY (other than Medley LLC) to any of its wholly-owned Subsidiaries;

(iii) make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest; or

(iv) grant any stock options or restricted shares or restricted units or restricted stock units, or grant any Person any right to acquire any shares of its capital stock or other ownership interests or other securities or issue or sell any additional shares of capital stock or other ownership interests or securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest; provided, however, that MDLY shall be entitled enter into such documentation as is reasonably necessary to evidence the carried interest awards previously approved by the MDLY Board on May 10, 2018;

(c) sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any Person other than a wholly owned Subsidiary or cancel, release or assign any material amount of Indebtedness owed to or any claims held by MDLY or any of its Subsidiaries, in each case other than pursuant to contracts in force as of the date of this Agreement and set forth in Section 6.2(c) of the MDLY Disclosure Schedule;

(d) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code or take any action, or knowingly fail to take any action, inconsistent with the treatment of the Merger as a reorganization for federal income Tax purposes;

(e) amend the MDLY Certificate or MDLY Bylaws or the Organizational Documents of any Subsidiary of MDLY, or take any action to exempt any Person (other than SIC or its Subsidiaries) or any action taken by any Person from any Takeover Statute or similarly restrictive provisions of its Organizational Documents;

(f) enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any MDLY Material Contract (or any contract that, if existing as of the date hereof, would be a MDLY Material Contract), other than (A) any termination or renewal in accordance with the terms of any existing MDLY Material Contract that occurs automatically without any action (other than notice of renewal) by MDLY or any of its Subsidiaries, (B) the entry into any modification or amendment of, or waiver or consent under, any MDLY Material Contract as required or necessitated to obtain any MDLY Required Approval, (C) the termination of a MDLY Material Contract specifically contemplated by this Agreement, or (D) amendments, waivers or consents to or under the MDLY Debt Documents in the ordinary course of business consistent with past practice;

Appendix B-51

(g) form any Person that would comprise a Subsidiary or dissolve or liquidate any Subsidiary;

(h) except as required pursuant to the terms of a MDLY Benefit Plan in effect as of the date hereof, or as otherwise required by Applicable Law, (i) increase the rate of compensation or benefits payable to any partner, director, executive officer, employee or other service provider of MDLY or any of its Subsidiaries, except, for employees who are not executive officers or partners, increases in annual salary or wage rate in the ordinary course of business consistent with past practice that do not exceed ten percent (10%) in the aggregate, (ii) establish, adopt, materially amend or terminate any MDLY Benefit Plan or any plan, agreement or arrangement that would be a MDLY Benefit Plan if in effect on the date hereof, (iii) take any action to accelerate the vesting, accrual or payment of, or to fund or in any other way secure the payment, of compensation or benefits under any MDLY Benefit Plan, except as otherwise provided in this Agreement, or (iv) hire any senior management employee or partner or terminate the employment or services of any senior management employee or partner other than for cause;

(i) (i) except for the Tax Receivables Termination Agreement, enter into, amend or modify any MDLY Tax Protection Agreement, (ii) materially amend any income Tax Return or any other material Tax Return, (iii) settle or compromise any material U.S. federal, state, local or foreign income Tax liability, audit, Claim or assessment or (iv) enter into any material closing agreement related to Taxes, except in each case unless required by Tax law or necessary or appropriate to preserve the status of any Subsidiary of MDLY as a disregarded entity or partnership for U.S. federal income Tax purposes;

(j) acquire the assets, business, or properties of any non-Affiliated entity, or make any loans, advances or capital contributions to, or investments in, any Person (other than any wholly owned Subsidiary of MDLY);

(k) allow the lapse or termination of policies of insurance covering material assets and businesses (other than the replacement of existing policies with substantially comparable policies);

(l) take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VIII not being satisfied;

(m) implement or adopt any change in its Tax accounting or financial accounting principles, practices or methods, other than as may be required by Applicable Law, GAAP or regulatory guidelines;

(n) take any action that would be reasonably expected to prevent, materially impede or delay beyond the date set forth in Section 9.1(c) the consummation of the transactions contemplated by this Agreement; or

(o) agree to take, or publicly announce an intention to take, any of the actions prohibited by this Section 6.2.

Appendix B-52

6.3 SIC Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement or as provided in Section 6.3 of the SIC Disclosure Schedule, SIC shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of MDLY (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) (i) adjust, split, combine or reclassify any of its capital stock;

(ii) make, declare or pay any dividend, other than (A) its regular quarterly dividend consistent with past practice, (B) dividends paid by any of the Subsidiaries of SIC to SIC or to any of its wholly-owned Subsidiaries and (C) any dividend necessary to comply with Subchapter M of Chapter 1 of the Code;

(iii) make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or obligations other than in the ordinary course of business consistent with past practice or as required by the SIC Charter or SIC Bylaws or under Subchapter M of Chapter 1 of the Code;

(iv) grant any stock options or restricted shares or restricted stock units, or grant any Person any right to acquire any shares of its capital stock, or other ownership interests or other securities or issue or sell any additional shares of capital stock or other ownership interests or securities or rights convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other ownership interest, other than in the ordinary course of business consistent with past practice or as contemplated by the SIC SEC Reports; or

(v) issue any additional shares of capital stock or other securities other than in the ordinary course of business consistent with past practice or as contemplated by the SIC SEC Reports;

(b) sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any Person other than a wholly owned Subsidiary or cancel, release or assign any material amount of Indebtedness owed to or any claims held by any such Person, in each case other than pursuant to contracts in force at the date of this Agreement, except in furtherance of its investment objective as set forth in the SIC SEC Reports;

(c) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

(d) except as permitted pursuant to Section 2.6(b), amend, repeal or otherwise modify any provision of the SIC Charter, the SIC Bylaws, the Merger Sub Certificate or the Merger Sub Bylaws in a manner that would adversely affect MDLY, the stockholders of MDLY or the transactions contemplated by this Agreement;

Appendix B-53

(e) take any action, or permit the taking of any action, that will result in SIC not having in cash or cash equivalents amounts sufficient to make payment of the cash portion of the Merger Consideration due at Closing;

(f) take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VIII not being satisfied;

(g) take any action that would be reasonably expected to prevent, materially impede or delay beyond the date set forth in Section 9.1(c) the consummation of the transactions contemplated by this Agreement; or

(h) agree to take, or publicly announce an intention to take, any of the actions prohibited by this Section 6.3.

Article VII
ADDITIONAL AGREEMENTS

7.1 Regulatory and Other Matters.

(a) The parties shall, and shall cause their respective Subsidiaries to, cooperate with each other and use their respective commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings with any Third Party or Governmental Entity and to take any further actions reasonably requested by the other party to obtain as promptly as practicable the Required Approvals and other consents required to be obtained in connection with the Merger and the other transactions contemplated by this Agreement. MDLY and SIC shall have the right to review in advance, and, to the extent practicable, each will consult with the other on, in each case subject to Applicable Laws relating to the confidentiality of information, all information relating to MDLY or SIC, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any Third Party or any Governmental Entity in connection with obtaining the Required Approvals. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as reasonably practicable. The parties shall consult with each other with respect to the obtaining of the Required Approvals and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement.

Appendix B-54

(b) Without in any way limiting the foregoing Section 7.1(a):

(i) SIC and MDLY shall as promptly as reasonably practicable prepare and file with the SEC the Form N-14 Registration Statement and the Schedule 13E-3. Each of SIC and MDLY shall use its reasonable best efforts to have the Form N-14 Registration Statement declared effective under the Securities Act and to obtain clearance of the Schedule 13E-3 from the SEC as promptly as practicable after such filing, and MDLY and SIC shall promptly mail or deliver the Joint Proxy Statement/Prospectus to their respective stockholders upon such effectiveness. SIC shall also use its reasonable best efforts to obtain all necessary state securities Law or “Blue Sky” Permits required to issue the Merger Shares, and MDLY shall use reasonable best efforts to furnish all information concerning MDLY and the holders of shares of Class A Common Stock as may be reasonably requested in connection with any such action. Each of SIC and MDLY shall, upon request, furnish to the other all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Form N-14 Registration Statement, the Schedule 13E-3 or any other statement, filing, notice or application made by or on behalf of SIC, MDLY or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and provide the other party with a reasonable opportunity to review and comment on any such document. The information supplied or to be supplied by either SIC or MDLY, as the case may be, for inclusion in the Form N-14 Registration Statement and the Schedule 13E-3 shall not at the time the Form N-14 Registration Statement or the Schedule 13E-3, as applicable, is filed with the SEC or declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the generality of the foregoing, prior to the Effective Time each party shall notify the other party as promptly as practicable (i) upon becoming aware of any event or circumstance that should be described in an amendment to the Form N-14 Registration Statement, the Schedule 13E-3 or in a supplement to the Joint Proxy Statement/Prospectus or Schedule 13E-3, and MDLY and SIC shall cooperate in the prompt filing with the SEC of any necessary amendment to the Form N-14 Registration Statement or supplement to the Joint Proxy Statement/Prospectus or Schedule 13E-3 and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to stockholders of MDLY and SIC and (ii) promptly after the receipt by it of any written or oral comments of the SEC with respect to, or of any written or oral request by the SEC for amendments or supplements to, the Form N-14 Registration Statement, the Joint Proxy Statement/Prospectus or the Schedule 13E-3, and shall promptly supply the other party with copies of all correspondence between it or any of its Representatives and the SEC with respect to any of the foregoing filings.

(ii) Each of SIC and MDLY shall, if and to the extent required, file with the FTC and the DOJ a Notification and Report Form relating to this Agreement and the transactions contemplated hereby as required by the HSR Act as promptly as reasonably practicable following the execution and delivery of this Agreement. Each of SIC and MDLY shall (A) cooperate and coordinate with the other in the making of such filings (if required), (B) supply the other with any information that may be required in order to make such filings, (C) supply any additional information that reasonably may be required or requested by the FTC or the DOJ, and (D) take all other actions reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act applicable to the Merger as soon as practicable. Each of SIC and MDLY shall promptly inform the other of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement in connection with such filings. If any party hereto or Affiliate thereof shall receive a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement pursuant to the HSR Act, then such party shall make (or cause to be made), as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

Appendix B-55

(iii) Promptly following the date hereof, the parties will submit the application for the SEC Exemptive Relief to the Staff of the Division of Investment Management of the SEC and thereafter each Party shall provide all such supplemental information reasonably requested by the Staff in connection therewith and shall use its commercially reasonable efforts to obtain the SEC Exemptive Relief. In the event the SEC conditions the granting of SEC Exemptive Relief upon a change to the transaction structure or other matters contemplated by this Agreement and the MCC Merger Agreement, the parties shall work together in good faith to make such changes and, if and to the extent necessary, to amend this Agreement to reflect such modified terms; provided, however, in no event shall any party be obligated to agree to any term that adversely changes the economic terms of this Agreement in any material respect or is inconsistent with the assumptions or other provisions set forth in the opinions of such party’s financial advisor; provided further that, in addition to any other approvals required by Applicable Law or this Agreement, any changes to the transaction structure or other matters contemplated by this Agreement (including, without limitation, any amendments to this Agreement) shall be subject to the prior approval of the MDLY Special Committee and the SIC Special Committee.

(c) Subject to Applicable Law, each of SIC and MDLY shall promptly advise the other upon receiving any communication from any Governmental Entity the consent or approval of which is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Required Approval will not be obtained or that the receipt of any such approval may be materially delayed.

7.2 Access to Information. (a) Upon reasonable notice and subject to Applicable Laws relating to the confidentiality of information, each of MDLY and SIC shall, and shall cause each of its Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records, and, during such period, such party shall, and shall cause its Subsidiaries to, make available to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents that such party is not permitted to disclose under Applicable Law) and (ii) all other information concerning its business, properties and personnel as the other party may reasonably request. Neither MDLY nor SIC, nor any of their respective Subsidiaries, shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of such party or its Subsidiaries or contravene any Applicable Law, fiduciary duty or binding confidentiality agreement with a Third Party entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

Appendix B-56

(b) MDLY shall file all periodic reports required to be filed by it between the date hereof and the Effective Time. Each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 4.5(c) for MDLY SEC Reports. SIC shall file all periodic reports required to be filed by it between the date hereof and the Effective Time. Each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 5.5(c) for SIC SEC Reports.

(c) All information and materials provided pursuant to this Agreement shall be subject to the provisions of the Confidentiality Agreement entered into between the parties as of July 16, 2018 (the “Confidentiality Agreement”).

(d) Each party acknowledges that it has had the opportunity to conduct due diligence and investigation with respect to the other party, and in no event shall either party have any liability to the other party with respect to a breach of representation or warranty under this Agreement to the extent that the non-breaching party knew of such breach as of the date hereof.

7.3 MDLY Stockholder Approval.

(a) Subject to the earlier termination of this Agreement in accordance with Article IX, MDLY shall, as soon as practicable following the effectiveness of the Form N-14 Registration Statement and clearance of the Schedule 13E-3 by the SEC, duly call, take any action required by the DGCL, the MDLY Certificate or MDLY Bylaws and any applicable requirements of the SEC or the NYSE necessary to give notice of, convene and hold, as promptly as practicable, MDLY Stockholder Meeting for the purpose of obtaining MDLY Stockholder Approval. The record date for MDLY Stockholder Meeting shall be determined in prior consultation with and subject to the prior written approval of SIC (which prior written approval shall not be unreasonably delayed, conditioned or withheld). In connection therewith, each of the MDLY Board and the MDLY Special Committee shall be permitted to adjourn, delay or postpone MDLY Stockholder Meeting in accordance with Applicable Law (but not beyond the Outside Date) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which MDLY Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by MDLY’s stockholders prior to MDLY Stockholder Meeting, (ii) if there are insufficient shares of MDLY Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of MDLY Stockholder Meeting, or (iii) to allow reasonable additional time to solicit additional proxies to the extent MDLY Board or any committee thereof reasonably believes necessary in order to obtain MDLY Stockholder Approval. Unless MDLY Board has made an MDLY Adverse Recommendation Change, MDLY shall, through MDLY Board, make MDLY Board Recommendation, and shall include such MDLY Board Recommendation in the Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from MDLY stockholders proxies in favor of MDLY Stockholder Approval, and (y) take all other action necessary or advisable to secure MDLY Stockholder Approval. For the avoidance of doubt, the MDLY Stockholder Meeting may be held prior to receipt of the SEC Exemptive Relief; provided, however, that receipt of the SEC Exemptive Relief shall be a condition to Closing.

Appendix B-57

(b) Except as expressly permitted in Section 7.11(e), neither MDLY Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify MDLY Board Recommendation, (ii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange relating to the securities of MDLY shall have been commenced, a statement disclosing that MDLY Board recommends rejection of such tender offer or exchange offer, or (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (any of the foregoing (i) through (iii) being referred to as a “MDLY Adverse Recommendation Change”).

7.4 SIC Stockholder Approval.

(a) Subject to the earlier termination of this Agreement in accordance with Article IX, SIC shall, as soon as practicable following the effectiveness of the Form N-14 Registration Statement and clearance of the Schedule 13E-3 by the SEC, duly call, take any action required by the MGCL, the SIC Charter or SIC Bylaws and any applicable requirements of the SEC necessary to give notice of, convene and hold, as promptly as practicable, the SIC Stockholder Meeting for the purpose of obtaining the SIC Stockholder Approval. The record date for the SIC Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of MDLY (which prior written approval shall not be unreasonably delayed, conditioned or withheld). In connection therewith, the SIC Board shall be permitted to delay or postpone, and the duly appointed Chairman of the SIC Stockholder Meeting permitted to adjourn, the SIC Stockholder Meeting in accordance with Applicable Law (but not beyond the Outside Date) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the SIC Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the SIC’s stockholders prior to the SIC Stockholder Meeting, (ii) if there are insufficient shares of SIC Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the SIC Stockholder Meeting, or (iii) to allow reasonable additional time to solicit additional proxies reasonably necessary in order to obtain the SIC Stockholder Approval. Unless the SIC Board has made an SIC Adverse Recommendation Change, SIC shall, through the SIC Board, make the SIC Board Recommendation, and shall include such SIC Board Recommendation in the Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from SIC stockholders proxies in favor of the SIC Stockholder Approval, and (y) take all other action necessary or advisable to secure the SIC Stockholder Approval. For the avoidance of doubt, the SIC Stockholder Meeting may be held prior to receipt of the SEC Exemptive Relief; provided, however, that receipt of the SEC Exemptive Relief shall be a condition to Closing.

(b) Except as expressly permitted in Section 7.11(e), neither the SIC Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the SIC Board Recommendation, (ii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange relating to the securities of SIC shall have been commenced, a statement disclosing that the SIC Board recommends rejection of such tender offer or exchange offer, or (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (any of the foregoing (i) through (iii) being referred to as a “SIC Adverse Recommendation Change”).

Appendix B-58

7.5 Exchange Listing. SIC shall (i) take all steps as may be reasonably necessary to cause the outstanding SIC Common Stock, the Merger Shares and the shares of SIC Common Stock to be issued in the MCC Merger to be listed for trading on the NYSE, and (ii) use its commercially reasonable efforts to cause the outstanding SIC Common Stock, the Merger Shares and the shares of SIC Common Stock to be issued in the MCC Merger to be listed for trading on the Tel Aviv Stock Exchange.

7.6 Conversion of Medley LLC Units. Immediately prior to Closing, MDLY shall take, and shall cause Medley LLC to take, all such steps as may be necessary to cause the Units (including Medley Restricted Units that have vested) held by members of Medley LLC, other than MDLY, to be converted into Class A Common Stock of MDLY in accordance with the MDLY LLC Exchange Agreement as of immediately prior to the Effective Time. For the avoidance of doubt, in no event shall any exchange of Units occur prior to the record date for both the First Special Dividend and the Second Special Dividend, such that the shares of Class A Common Stock issued in connection with such exchange will not be entitled to any portion of the First Special Dividend or the Second Special Dividend. No dividend equivalent payments shall be made on Medley Restricted Units for the First Special Dividend or the Second Special Dividend; provided, however, that each holders of Medley Restricted Units shall be entitled to distributions from Medley LLC on account of the First Special Dividend.

7.7 Indemnification; Directors’ and Officers’ Insurance.

(a) In the event of any threatened or actual Claim against any individual who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of MDLY or any of its Subsidiaries or who is or was serving at the request of MDLY or any of its Subsidiaries as a director or officer of another person (the “Indemnified Parties”), based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of MDLY or any of its Subsidiaries prior to the Effective Time or (ii) this Agreement or any of the transactions contemplated by this Agreement, whether asserted or arising before or after the Effective Time, the parties shall cooperate and use their commercially reasonable efforts to defend against and respond thereto. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time existing on the date of this Agreement in favor of any Indemnified Party as provided in their respective certificates or articles of incorporation or by-laws (or comparable Organizational Documents), and any existing indemnification agreements set forth in Section 7.7 of MDLY Disclosure Schedule, shall, notwithstanding that the separate corporate existence of MDLY shall cease as of the Effective Time, survive the Merger as a contractual obligation of the Surviving Company and shall continue in full force and effect in accordance with their terms for a period of six (6) years from the Closing Date, and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such individuals for acts or omissions occurring at or prior to the Effective Time or taken at the request of SIC pursuant to Section 7.8 hereof, it being understood that nothing in this sentence shall require any amendment to the articles or certificate of incorporation or bylaws of the Surviving Company.

Appendix B-59

(b) For a period of six (6) years from the Closing Date, the Surviving Company shall to the fullest extent permitted by Applicable Law, indemnify, defend and hold harmless, and provide advancement of expenses (subject to an undertaking, in such form as may be reasonably required by the Surviving Company, to reimburse the portion (if any) of any expenses advanced to the Indemnified Party relating to Claims as to which it shall ultimately be adjudged that the standard of conduct has not been met by the Indemnified Party for entitlement to such indemnification) to, each Indemnified Party against all losses, Claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any Claim based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of MDLY or any of its Subsidiaries, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby) or taken at the request of SIC pursuant to Section 7.8 hereof; provided, that the Surviving Company (i) shall not be liable for any amounts paid in the settlement of any Claim without its prior written consent, (ii) shall be obligated to pay the fees and expenses of only one counsel (approved in advance by the Surviving Company) for all Indemnified Parties (except with respect to the MDLY Special Committee, which may retain its own separate counsel in its sole discretion) with respect to any single Claim unless the Surviving Company assumes the defense of such Claim, in which case it shall not be liable for any fees and expenses of counsel to the Indemnified Parties in respect of such Claim (except for any fees and expenses of any separate counsel to the MDLY Special Committee); and (iii) shall not be liable to the extent that a judgment of a court of competent jurisdiction determines that any Claim is the result of the gross negligence or willful misconduct or results from a decision made by the Indemnified Party when he or she had no good faith belief that he or she was acting in the best interests of MDLY or any of its Subsidiaries.

(c) SIC shall, at its sole cost, cause the individuals serving as officers and directors of MDLY or any of its Subsidiaries immediately prior to the Effective Time to be covered for a period of six years from the Effective Time by the directors’ and officers’ liability insurance policy maintained by MDLY through the purchase of so-called “tail” insurance (provided that SIC or the Surviving Company may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are not less advantageous in any material respect than such policy) with respect to acts or omissions occurring prior to the Effective Time that were committed by such officers and directors in their capacity as such. In connection with the foregoing, SIC shall not be required to expend in the aggregate for the entire six-year period referred to above amount in excess of 300% of the annual premiums currently paid by MDLY for such insurance.

(d) The provisions of this Section 7.7 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

(e) Except to the extent required by Applicable Law, nothing in this Section 7.7 shall require SIC or the Surviving Company to indemnify any Indemnified Party with respect to any Claim arising with respect to acts or omissions by such Indemnified Party taken prior to the Effective Time pursuant to the MDLY Related Agreements for which such Indemnified Party is not entitled to indemnification under any of the MDLY Related Agreements.

Appendix B-60

7.8 Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Company with full title to all properties, assets, rights, approvals, immunities and franchises of either party to the Merger, the proper officers and directors of each party and their respective Subsidiaries shall, at SIC’s sole expense, take all such necessary action as may be reasonably requested by SIC.

7.9 Advice of Changes. Each of SIC and MDLY shall promptly advise the other of any change or event (i) having or reasonably likely to have a Material Adverse Effect on it, (ii) that it believes would or would be reasonably likely to cause or constitute a breach of any of its representations, warranties or covenants contained in this Agreement that would result in the conditions to Closing set forth in Article VIII not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

7.10 Exemption from Liability Under Section 16(b). Prior to the Effective Time, SIC and MDLY shall each take all such steps as may be necessary or appropriate to cause any disposition of shares of Class A Common Stock or conversion of any derivative securities in respect of such shares of Class A Common Stock in connection with the consummation of the transactions contemplated by this Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act to the extent permitted thereunder.

7.11 No Solicitation.

(a) Subject to Section 7.11(d), each of MDLY and SIC shall, and shall use commercially reasonable efforts to cause its representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal.

(b) Until the earlier of the Effective Time and termination of this Agreement, each of MDLY and SIC shall, as promptly as reasonably practicable, and in any event within two (2) Business Days of receipt by it or any of its representatives of any Competing Proposal or any inquiry that could reasonably be expected to lead to a Competing Proposal, deliver to the other party a written notice setting forth: (A) the identity of the Third Party making such Competing Proposal or inquiry (to the extent not prohibited by any applicable confidentiality agreement existing prior to the date of this Agreement) and (B) the material terms and conditions of any such Competing Proposal. MDLY and SIC shall keep the other party reasonably informed of any material amendment or modification of any such Competing Proposal on a prompt basis, and in any event within two (2) Business Days thereafter.

Appendix B-61

(c) Except as otherwise provided in this Agreement (including Section 7.11(d)), until the earlier of Effective Time and termination of this Agreement in accordance with its terms, each of MDLY and SIC shall not, and shall not permit their respective Subsidiaries to, and shall use commercially reasonable efforts to cause their respective representatives not to, directly or indirectly, (i) initiate, solicit, induce or knowingly encourage or facilitate any inquiry with respect to the making of any proposal or offer with respect to a Competing Proposal or (ii) engage in negotiations or discussions with, or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with, any Third Party relating to a Competing Proposal or any inquiry or proposal that could reasonably be expected to lead to a Competing Proposal; provided however, that notwithstanding the foregoing, (A) each of MDLY and SIC may inform Persons of the provisions contained in this Section 7.11, and (B) each of MDLY and SIC shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any Third Party with respect to MDLY or SIC, as applicable, in order to allow such Third Party to submit a Competing Proposal, if the MDLY Board (or the MDLY Special Committee) or SIC Board (or the SIC Special Committee), as applicable, determines in good faith (after consultation with such party’s legal counsel) that a failure to take such action with respect to such “standstill” or similar obligation could reasonably be expected to be inconsistent with its duties under Applicable Law.

(d) Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the date that MDLY Stockholder Approval is obtained (in the case of MDLY), or the SIC Stockholder Approval is obtained (in the case of SIC), in the event that MDLY (or its representatives on MDLY’s behalf) or SIC (or its representatives on SIC’s behalf) receives a Competing Proposal from any Third Party, (i) MDLY and its representatives or SIC and its representatives, as applicable, may contact such Third Party to clarify any ambiguous terms and conditions thereof (without the MDLY Board or SIC Board, as applicable, being required to make the determination in clause (ii) of this Section 7.11(d)) and (ii) MDLY and the MDLY Board (or the MDLY Special Committee) and its representatives or SIC and the SIC Board (or the SIC Special Committee) and its representatives, as applicable, may engage in negotiations or substantive discussions with, or furnish any information and other access to, any Third Party making such Competing Proposal and its representatives and Affiliates if the MDLY Board (or the MDLY Special Committee) or SIC Board (or the SIC Special Committee), as applicable, determines in good faith (after consultation with its outside financial advisors and legal counsel) that (A) such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) failure to consider such Competing Proposal could reasonably be expected to be inconsistent with the fiduciary duties of the directors of MDLY or SIC, as applicable, under Applicable Law; provided, that (x) such Competing Proposal did not result from any material breach of any of the provisions set forth in this Section 7.11, (y) prior to furnishing any material non-public information concerning MDLY or SIC, as applicable, MDLY or SIC, as applicable, receives from such Third Party, to the extent such Third Party is not already subject to a confidentiality agreement with MDLY or SIC, as applicable, a confidentiality agreement containing confidentiality terms that are not less favorable in the aggregate to MDLY or SIC, as the case may be, than those contained in the Confidentiality Agreement (unless MDLY or SIC, as applicable, offers to amend the Confidentiality Agreement to reflect such more favorable terms) (it being understood and agreed that such confidentiality agreement need not restrict the making of Competing Proposals (and related communications) to MDLY or the MDLY Board or to SIC or the SIC Board, as the case may be) (an “Acceptable Confidentiality Agreement”) and (z) MDLY or SIC, as the case may be, shall (subject to the terms of any confidentiality agreement existing prior to the date hereof) promptly provide or make available to the other party any material written non-public information concerning it that it provides to any Third Party given such access that was not previously made available to the other party or its representatives.

Appendix B-62

(e) Except as otherwise provided in this Agreement, (i) the MDLY Board shall not effect a MDLY Adverse Recommendation Change and the SIC Board shall not effect an SIC Adverse Recommendation Change (each an “Adverse Recommendation Change”), (ii) MDLY Board shall not approve or recommend, or allow MDLY to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement), and (iii) the SIC Board shall not approve or recommend, or allow SIC to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement); provided however, that notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of MDLY Stockholder Approval (in the case of MDLY) or the SIC Stockholder Approval (in the case of SIC), the MDLY Board or SIC Board, as applicable, may (x) make an Adverse Recommendation Change if the board of directors effecting the Adverse Recommendation Change (or the MDLY Special Committee or SIC Special Committee, as applicable) determines in good faith (after consultation with its outside financial advisor and legal counsel) that failure to make an Adverse Recommendation Change could reasonably be expected to be inconsistent with the fiduciary duties of the MDLY Board or SIC Board, as applicable, under Applicable Law, or (y) if MDLY or SIC, as the case may be, has received a Competing Proposal that its board of directors (or the MDLY Special Committee or SIC Special Committee, as applicable) has determined in good faith (after consultation with its outside financial advisor and legal counsel) constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit MDLY or SIC, as applicable, to enter into a definitive agreement with respect to such Superior Proposal concurrently with the termination of this Agreement in accordance with Section 9.1(g) or 9.1(i), as applicable, but in each case only after providing the Notice of Adverse Recommendation or Notice of Superior Proposal, as applicable, and entering into good faith negotiations as required by Section 7.11(f). The MDLY Board or the SIC Board, as applicable, shall (i) make an Adverse Recommendation Change, or (ii) terminate this Agreement in accordance with Section 9.1(g) or Section 9.1(i), in each case, only in accordance with this Section 7.11(e), only after complying with the requirements in Section 7.11(f), and only if directed to take such action by the MDLY Special Committee or the SIC Special Committee, as applicable.

(f) Notwithstanding anything to the contrary in this Agreement, no Adverse Recommendation Change may be made and no termination of this Agreement pursuant to Section 9.1(g) or Section 9.1(i), as applicable, may be effected, in each case until after the third (3rd) Business Day following receipt of written notice from the party intending to effect any Adverse Recommendation Change to the other party advising the other party that its board of directors intends to make an Adverse Recommendation Change (a “Notice of Adverse Recommendation”) or terminate this Agreement pursuant to Section 9.1(g) or 9.1(i), as applicable (a “Notice of Superior Proposal”), and specifying the reasons therefor, including, if the basis of the proposed action is a Superior Proposal, the material terms and conditions of any such Superior Proposal. At the option of the party not seeking to make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.1(g) or 9.1(i), the parties shall negotiate in good faith during such period to amend this Agreement in such a manner that the relevant party no longer intends to make the Adverse Recommendation Change or the offer that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal. In determining whether to make an Adverse Recommendation Change or in determining whether a Competing Proposal constitutes a Superior Proposal, the applicable board of directors (including the MDLY Special Committee or the SIC Special Committee, as applicable) shall take into account any revisions to the terms of this Agreement proposed in writing by the other party in response to a Notice of Adverse Recommendation, a Notice of Superior Proposal or otherwise. Any material amendment to such Superior Proposal shall require a new Notice of Superior Proposal and the applicable party shall be required to comply again with the requirements of this Section 7.11(f).

Appendix B-63

(g) Nothing in this Agreement shall restrict MDLY or SIC from taking or disclosing a position contemplated by Rules 14d-9 or 14e-2(a) under the Exchange Act, or otherwise making disclosure to comply with Applicable Law (it being agreed that a “stop, look and listen” communication by the MDLY Board or SIC Board to its stockholders pursuant to Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by MDLY or SIC that describes MDLY’s or SIC’s receipt, as applicable, of a Competing Proposal and the operation of this Agreement with respect thereto shall not be deemed to be an Adverse Recommendation Change).

7.12 Treatment of Outstanding Indebtedness.

(a) MDLY shall cause the termination of the CNB Credit Facility on or prior to the Closing Date.

(b) Except as set forth in Section 7.12(a), on or prior to the Closing, MDLY and SIC shall each use commercially reasonable efforts to take or cause to be taken all actions with respect to their respective Indebtedness and the Indebtedness of their respective Subsidiaries that is necessary or advisable in connection with the Merger, including without limitation, obtaining all necessary consents of the holders of such Indebtedness, executing and delivering all documents, instruments, certificates and opinions of counsel required under the terms of such Indebtedness, making all necessary filings, and taking all other actions that the respective boards of directors or officers of MDLY and SIC determine to be necessary or advisable in connection with such Indebtedness, including any assumption, refinancing or consolidation of such Indebtedness.

7.13 Takeover Statutes. The parties shall use their respective commercially reasonable efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Merger or any of the other transactions contemplated by this Agreement, and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Merger and the other transactions contemplated by this Agreement.

7.14 Stockholder Litigation. Between the date hereof and the Effective Time, the parties shall cooperate and consult with one another in connection with any proceeding, including by either party’s stockholders and other stakeholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement, the Merger and/or the transactions contemplated hereby. In furtherance of and without in any way limiting the foregoing, each of the parties shall use its respective commercially reasonable efforts to prevail in any such stockholder or stakeholder proceeding so as to permit the consummation of the Merger and/or the transactions contemplated by his agreement in the manner contemplated by this Agreement.

Appendix B-64

7.15 Section 15(f).

(a) SIC acknowledges that MDLY is entering into this Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act. Subject to Applicable Law and the fiduciary duties of the SIC Board, SIC shall, to the extent within its control, not take any action, or omit to take any action, that would have the effect of causing the requirements of any of the provisions of Section 15(f) of the Investment Company Act not to be met in respect of the transactions contemplated by this Agreement. In that regard, subject to Applicable Law and the fiduciary duties of the SIC Board, SIC shall take such actions as are within its control so that:

(i) for a period of not less than three years after the Closing, at least 75% of the members of the SIC Board are not (A) “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act) of the investment adviser of SIC after the Closing or (B) “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act) of the investment adviser of SIC immediately prior to the Closing; and

(ii) for a period of not less than two years after the Closing, there shall not be imposed on SIC an “unfair burden” (as interpreted under Section 15(f) of the Investment Company Act) as a result of the transactions contemplated by this Agreement, or any express or implied terms, conditions or understandings applicable thereto.

(b) To the extent within the control of MDLY and its Subsidiaries, MDLY shall not, and shall cause its Subsidiaries not to, take any action that would cause the foregoing covenants to not be satisfied by SIC.

(c) Section 7.15(a) shall not apply in the event that the parties reasonably agree that Section 15(f) of the Investment Company Act no longer applies to the transactions contemplated by this Agreement. Section 7.15(a)(i) shall not apply to the extent SIC or any of its Affiliates obtains an exemptive order from the SEC as contemplated by Section 15(f)(3) of the Investment Company Act. Notwithstanding anything to the contrary contained herein, the covenants of the parties hereto contained in this Section 7.15 are intended only for the benefit of such parties and for no other Person.

7.16 Employment Matters. At the Closing, MDLY shall cause Medley Capital, LLC to enter into employment agreements substantially in the form attached hereto as Exhibit B-1 (the “Employment Agreements”) with the individuals identified in, and on the economic terms set forth in, Exhibit B-2. In addition, prior to Closing, the SIC Board shall adopt an incentive plan on substantially the same terms as the existing MDLY Stock Plan (the “SIC Incentive Plan”), which SIC Incentive Plan shall become effective at the Effective Time.

7.17 Interaction with MCC Merger Agreement. Without the consent of MDLY, SIC agrees that it will not agree to any waiver or amendment of the MCC Merger Agreement to the extent such waiver or amendment would adversely affect the economic or other rights or interests of MDLY and its stockholders under this Agreement or the MCC Merger Agreement in any material respect.

Appendix B-65

7.18 Other Matters. On or prior to the Closing Date, SIC shall pay all accrued but unpaid fees payable to SIC Advisors LLC pursuant to the SIC Investment Advisory Agreement.

Article VIII
CONDITIONS PRECEDENT

8.1 Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) Stockholder Approval. (i) The MDLY Stockholder Approval shall have been obtained, and (ii) the SIC Stockholder Approval shall have been obtained.

(b) Form N-14 Registration Statement. The Form N-14 Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form N-14 Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(c) Exchange Listing. The outstanding shares of SIC Common Stock, the Merger Shares and the shares of SIC Common Stock to be issued in the MCC Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance.

(d) SEC Exemptive Relief. The SEC Exemptive Relief shall have been granted and be in full force and effect as of the Closing Date.

(e) Blue Sky Filings. SIC shall have made or obtained such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of SIC Common Stock pursuant to this Agreement.

(f) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect.

(g) HSR Act. Any applicable waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have expired or been terminated.

(h) Exchange of Medley LLC Units. All issued and outstanding Units of Medley LLC (including Medley Restricted Units that have vested) other than Medley LLC Units held by MDLY, shall have been converted into Class A Common Stock in accordance with the MDLY LLC Exchange Agreement on (and not sooner than) the Closing Date.

Appendix B-66

(i) Tax Receivable Termination Agreement. The Tax Receivable Termination Agreement, to be effective as of the Effective Time, shall have been executed and delivered by all necessary parties.

(j) MCC Merger. Each of the conditions to closing under the MCC Merger Agreement shall have been satisfied or appropriately waived, and the MCC Merger shall be consummated simultaneously with the Merger.

(k) Third Party Consents. MDLY shall have obtained written consents to the continuation, following the Effective Time, of the advisory relationship with private funds and managed accounts representing sixty-five percent (65%) of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended as of June 30, 2018.

(l) Accounting Treatment. The SEC shall have confirmed in a manner reasonably acceptable to the parties that the equity of the Surviving Company, following the Merger, will be treated as a portfolio investment of SIC and reflected in SIC’s consolidated financial statements at fair value for accounting purposes, and that the Surviving Company’s financial results will not be consolidated into the financial statements of SIC.

(m) No Governmental Actions. There shall be no pending suit, action or proceeding by any Governmental Entity (i) challenging the acquisition by SIC of any MDLY Common Stock, seeking to restrain or prohibit the consummation of the Merger or any other transaction contemplated by this Agreement or seeking to obtain from MDLY or SIC any damages that are material in relation to MDLY and its Subsidiaries taken as a whole, or (ii) seeking to prohibit SIC or any of its Subsidiaries from effectively controlling in any material respect the business or operations of MDLY and its Subsidiaries.

(n) Section 368 Opinion. The parties shall have received the written opinion of Eversheds Sutherland (US) LLP (or such other counsel as may be reasonably satisfactory to the parties), dated as of the Closing Date and in form and substance reasonably satisfactory to the parties, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

8.2 Conditions to Obligations of SIC. The obligation of SIC to effect the Merger is also subject to the satisfaction, or waiver by SIC, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties. Subject to the standard set forth in Section 8.4, the representations and warranties of MDLY set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and SIC shall have received a certificate signed on behalf of MDLY by the Chief Executive Officer or the Chief Financial Officer of MDLY to the foregoing effect.

(b) Performance of Obligations of MDLY. MDLY shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and SIC shall have received a certificate signed on behalf of MDLY by the Chief Executive Officer or the Chief Financial Officer of MDLY to such effect.

Appendix B-67

(c) Outstanding Indebtedness. MDLY shall have delivered to SIC fully executed copies of all consents and approvals required in order to keep the Medley LLC Outstanding Indebtedness outstanding and the Medley LLC Debt Documents in full force and effect in accordance with their terms as of the date of this Agreement without any breach or violation thereof.

(d) Employment Matters. Each of the individuals identified on Exhibit B-2 shall have entered into an Employment Agreement in the form set forth on Exhibit B-1, as amended to reflect the economic terms applicable to such individual, as set forth in Exhibit B-2.

8.3 Conditions to Obligations of MDLY. Subject to Section 9.7, the obligation of MDLY to effect the Merger is also subject to the satisfaction or waiver by MDLY at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. Subject to the standard set forth in Section 8.4, the representations and warranties of SIC set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and MDLY shall have received a certificate signed on behalf of SIC by the Chief Executive Officer or the Chief Financial Officer of SIC to the foregoing effect.

(b) Performance of Obligations of SIC. SIC shall have (i) performed in all material respects all obligations required to be performed by it under this Agreement (other than its obligations under Section 7.17) at or prior to the Effective Time, and (ii) performed in all respects all obligations required to be performed by it under Section 7.17 at or prior to the Effective Time; and MDLY shall have received a certificate signed on behalf of SIC by the Chief Executive Officer or the Chief Financial Officer of SIC to such effect.

(c) Outstanding Indebtedness.

(i) SIC shall have taken all actions, and executed all documents, reasonably required of SIC by the holders of Medley LLC Outstanding Indebtedness in order to keep the Medley LLC Outstanding Indebtedness outstanding and the Medley LLC Debt Documents in full force and effect in accordance with their terms as of the date of this Agreement without any breach or violation thereof; provided, however, neither SIC nor any of its Subsidiaries shall be obligated to provide any guarantees or other credit support for any such Medley LLC Outstanding Indebtedness.

(ii) SIC shall have taken all actions, and executed all documents, reasonably required of SIC in order to keep the Indebtedness represented by the SIC Debt Documents outstanding and the SIC Debt Documents in full force and effect in accordance with their terms as of the date of this Agreement without any breach or violation thereof.

Appendix B-68

8.4 Standard. No representation or warranty of MDLY contained in Article IV or of SIC contained in Article V shall be deemed untrue, inaccurate or incorrect for purposes of Section 8.2(a) or 8.3(a), as applicable, under this Agreement, as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties contained in Article IV, in the case of MDLY, or Article V, in the case of SIC, has had or would reasonably be expected to have a Material Adverse Effect with respect to MDLY or SIC, respectively (disregarding for purposes of this Section 8.4, except as it relates to Section 4.8 and Section 5.8, all qualifications or limitations set forth in any representations or warranties as to “materiality,” “Material Adverse Effect” and words of similar import). Notwithstanding the immediately preceding sentence, the representations and warranties contained in (i) Section 4.2(a) and Section 5.2(a) shall be deemed untrue and incorrect if not true and correct except to a de minimis extent (relative to Section 4.2(a) or Section 5.2(a), respectively, taken as a whole), and (ii) Sections 4.3(a) and 4.3(b)(i), in the case of MDLY, and Sections 5.3(a) and 5.3(b)(i), in the case of SIC, shall be deemed untrue and incorrect if not true and correct in all material respects.

8.5 Frustration of Closing Conditions. Neither MDLY nor SIC may rely on the failure of any condition set forth in Section 8.1, Section 8.2 or Section 8.3, as applicable, to be satisfied if such failure was primarily caused by the party relying on such failure to perform any of its material obligations under this Agreement.

Article IX
TERMINATION AND AMENDMENT

9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the MDLY Stockholder Approval or the SIC Stockholder Approval:

(a) by mutual consent of MDLY and SIC in a written instrument authorized by MDLY Board and SIC Board;

(b) by either MDLY or SIC, if any Governmental Entity whose consent or approval is a condition to Closing set forth in Section 8.1 has denied the granting of any such consent or approval and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement;

(c) by either MDLY or SIC, if the Merger shall not have been consummated on or before March 31, 2019 (the “Outside Date”), unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein, and such breach has caused or resulted in the failure of the Closing to occur by or prior to the Outside Date;

Appendix B-69

(d) by either SIC or MDLY, at any time prior to the Effective Time, in the event that (i) MDLY or SIC, as the case may be, shall have failed to obtain MDLY Stockholder Approval or SIC Stockholder Approval, as applicable, at the MDLY Stockholder Meeting or the SIC Stockholder Meeting, respectively, at which a vote is taken on the Merger, or (ii) the MCC Merger Agreement shall have been terminated;

(e) by either MDLY or SIC (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of MDLY, in the case of a termination by SIC, or SIC, in the case of a termination by MDLY, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2 or 8.3, as the case may be, and which is not cured within thirty (30) days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period;

(f) by SIC, (i) within ten (10) Business Days after the MDLY Board shall have effected an MDLY Adverse Recommendation Change prior to receipt of the MDLY Stockholder Approval, (ii) in the event the MDLY Board shall have approved or authorized MDLY or any of its Subsidiaries to enter into a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a Competing Proposal or (iii) MDLY fails to include the MDLY Board Recommendation in the Joint Proxy Statement/Prospectus;

(g) by MDLY (at the direction of the MDLY Board or the MDLY Special Committee), in the event that:

(i) (A) MDLY shall have received a Superior Proposal, (B) subject to MDLY’s compliance with its obligations under Section 7.11(f), the MDLY Board or any authorized committee thereof (including the MDLY Special Committee) shall have authorized MDLY to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with the termination of this Agreement, MDLY pays SIC the Termination Fee contemplated by Section 9.4 and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal; or

(ii) The MDLY Board (whether at the direction of the MDLY Special Committee or otherwise) shall have effected an MDLY Adverse Recommendation Change in accordance with the terms of Section 7.11.

(h) by MDLY, (i) within ten (10) Business Days after the SIC Board shall have effected a SIC Adverse Recommendation Change prior to receipt of SIC Stockholder Approval, (ii) in the event the SIC Board shall have approved, or authorized SIC or any of its Subsidiaries to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a Competing Proposal or (iii) SIC fails to include the SIC Board Recommendation in the Joint Proxy Statement/Prospectus; or

Appendix B-70

(i) by SIC (at the direction of the SIC Board or the SIC Special Committee), in the event that:

(i) (A) SIC shall have received a Superior Proposal, (B) subject to SIC’s compliance with its obligations under Section 7.11(f), the SIC Board or any authorized committee thereof (including the SIC Special Committee shall have authorized SIC to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with the termination of this Agreement, SIC pays MDLY the Termination Fee contemplated by Section 9.4 and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal; or

(ii) the SIC Board or any authorized committee thereof shall have effected a SIC Adverse Recommendation Change in accordance with the terms of Section 7.11.

The party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e), (f), (g), (h), or (i) of this Section 9.1 shall give written notice of such termination to the other party in accordance with Section 10.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2 Effect of Termination. In the event of termination of this Agreement by either MDLY or SIC as provided in Section 9.1, this Agreement shall become void and have no effect, and none of MDLY, SIC, Merger Sub, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that (i) Sections 7.2(c), 9.2, 9.3, 9.4, and Article X shall survive any termination of this Agreement, and (ii) except as provided in Section 10.9(c), neither MDLY nor SIC shall be relieved or released from any liabilities or damages arising out of its fraud or knowing and intentional breach of any provision of this Agreement.

9.3 Fees and Expenses. All fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses; provided, that  the costs and expenses of preparing, filing, printing and mailing the Form N-14 Registration Statement and related Joint Proxy Statement/Prospectus, all other filing fees and amounts paid to the SEC in connection with the Merger, and the fees of any HSR Act filing shall be borne equally by MDLY and SIC.

9.4 Termination Fee.

(a) In the event that this Agreement is terminated pursuant to Section 9.1(f) or Section 9.1(g) then, provided that SIC was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination, MDLY will pay to SIC, as its sole recourse in connection with termination of this Agreement in accordance with Section 9.1(f) or Section 9.1(g), as applicable, a fee in an amount equal to $5,350,000 (the “Termination Fee”).

(b) In the event that this Agreement is terminated pursuant to Section 9.1(h) or Section 9.1(i) then, provided that MDLY was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination, SIC will pay to MDLY, as its sole recourse in connection with termination of this Agreement in accordance with Section 9.1(h) or Section 9.1(i), as applicable, the Termination Fee.

Appendix B-71

(c) In the event that (i) prior to the MDLY Stockholder Meeting, a Third Party (the “MDLY Pre-Meeting Offeror”) makes a Competing Proposal to MDLY and/or its stockholders, or such Competing Proposal is otherwise publicly announced, and in each case such Competing Proposal not withdrawn prior to the MDLY Stockholder Meeting, (ii) this Agreement is validly terminated by either SIC or MDLY pursuant to Section 9.1(d)(i) (with respect to the failure to obtain MDLY Stockholder Approval), and (iii) within twelve (12) months following the date of such termination, MDLY consummates a Competing Proposal with the MDLY Pre-Meeting Offeror (provided that for purposes of this Section 9.4(c), the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed references to “fifty percent (50%)”), MDLY will pay to SIC, as its sole recourse in connection with termination of this Agreement in accordance with Section 9.1(d)(i) (with respect to the failure to obtain MDLY Stockholder Approval), the Termination Fee.

(d) In the event that (i) prior to the SIC Stockholder Meeting, a Third Party (the “SIC Pre-Meeting Offeror”) makes a Competing Proposal to SIC and/or its stockholders, or such Competing Proposal is otherwise publicly announced, and in each case such Competing Proposal not withdrawn prior to the SIC Stockholder Meeting, (ii) this Agreement is validly terminated by either SIC or MDLY pursuant to Section 9.1(d)(i) (with respect to the failure to obtain SIC Stockholder Approval), and (iii) within twelve (12) months following the date of such termination, SIC consummates a Competing Proposal with the SIC Pre-Meeting Offeror (provided that for purposes of this Section 9.4(d), the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed references to “fifty percent (50%)”), SIC will pay to MDLY, as its sole recourse in connection with termination of this Agreement in accordance with Section 9.1(d)(i) (with respect to the failure to obtain SIC Stockholder Approval), the Termination Fee.

(e) The Termination Fee, if applicable, shall be payable (i) no later than two Business Days after the date on which this Agreement is terminated by SIC pursuant to Section 9.1(f) or by MDLY pursuant to Section 9.1(h), (ii) immediately prior to the time of termination by MDLY pursuant to Section 9.1(g) or by SIC pursuant to Section 9.1(i), (iii) pursuant to Section 9.4(c), within three (3) Business Days of the date on which MDLY consummates the Competing Proposal with the MDLY Pre-Meeting Offeror, and (iv) pursuant to Section 9.4(d), within three (3) Business Days of the date on which SIC consummates such Competing Proposal with the SIC Pre-Meeting Offeror. The parties hereto acknowledge and hereby agree that in no event shall any party be required to pay a Termination Fee on more than one occasion.

(f) Each of the parties hereto acknowledges that (i) the agreements contained in this Section 9.4 are an integral part of the transactions contemplated by this Agreement, (ii) the Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the other party, in the circumstances in which the Termination Fee is payable, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision and (iii) without these agreements, the parties would not enter into this Agreement.

Appendix B-72

9.5 Amendment. This Agreement may be amended by the parties, by action taken or authorized by the MDLY Board, the MDLY Special Committee, the SIC Board and the SIC Special Committee, at any time before or after receipt of MDLY Stockholder Approval or the SIC Stockholder Approval; provided, however, that after receipt of MDLY Stockholder Approval or SIC Stockholder Approval, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires further approval of the stockholders of MDLY or SIC under Applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6 Extension; Waiver. At any time prior to the Effective Time, the parties, by action taken or authorized by the MDLY Board, the MDLY Special Committee, the SIC Board and the SIC Special Committee, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

9.7 Effect of SIC Related Agreements. Notwithstanding anything in this Agreement to the contrary, SIC will not be considered in breach of any of its representations, warranties, covenants or other agreements contained in this Agreement to the extent such breach was or should reasonably have been known to MDLY as of the date of this Agreement or arose as a result of any act or omission by MDLY or any of its Subsidiaries not in compliance with their duties under the SIC Related Agreements.

Article X
GENERAL PROVISIONS

10.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the matters set forth in Section 7.7 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

10.2 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	If to Medley, to:

Medley Management, Inc.

280 Park Ave, 6th Floor East

New York, NY 10017

Attn: Brook Taube

e-mail: brook@mdly.com

Appendix B-73

with a copy to:

Medley Management Inc.

600 Montgomery Street

35th Floor

San Francisco, CA 94111

Attn.: John Fredericks, General Counsel

e-mail: john.fredericks@mdly.com

(b)	If to SIC or Merger Sub, to:

Sierra Income Corporation

280 Park Avenue, 6th Floor East

New York, NY 10017

Attention: Oliver T. Kane

with a copy to:

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

Attention: David M. Leahy
Fax: (202) 293-2275

10.3 Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” MDLY Disclosure Schedule and the SIC Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement. This Agreement shall not be interpreted or construed to require any Person to take any action, or fail to take any action, if to do so would violate any Applicable Law.

10.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

10.5 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, other than the Confidentiality Agreement.

Appendix B-74

10.6 Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly-performed within such state, without regard to any applicable conflicts of law principles. Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery, or, if (and only if) such court lacks subject matter jurisdiction, any Federal court of the United States of America sitting in the State of Delaware, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “Delaware Courts”), in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the applicable Delaware Court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the applicable Delaware Court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable Delaware Court, and (iv) waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable Delaware Court. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Each party irrevocably consents to service of process in the manner provided for by Applicable Law. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by Applicable Law.

10.7 Publicity. THE INITIAL PRESS RELEASE CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE A JOINT PRESS RELEASE. Neither MDLY nor SIC shall, and neither MDLY nor SIC shall permit any of its Subsidiaries or representatives to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the prior written consent of SIC, in the case of a proposed announcement or statement by MDLY, or MDLY, in the case of a proposed announcement or statement by SIC; provided, however, that either party may, after prior written notice to the other party, issue or cause the publication of any press release or other public announcement or filing to the extent required by law or by the rules and regulations of the NYSE; provided, however, the party issuing such press release or other public announcement or filing must consult with the other party before issuing such press release or other public announcement or filing and provide such party with an opportunity to review and comment upon such press release or other public announcement or filing, which comments the other party shall consider in good faith.

Appendix B-75

10.8 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.7, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement. Except as provided in Section 7.7 only, SIC and MDLY hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including, without limitation, the right to rely upon such representations and warranties set forth herein. The parties hereto further agree that the rights of Third Party beneficiaries under Section 7.7 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

10.9 Remedies.

(a) Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(b) The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement to be performed by either party was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by either party of any of its respective covenants or obligations set forth in this Agreement, the non-breaching party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement. The parties hereto further agree that (i) by seeking the remedies provided for in this Section 10.9(b), neither party shall in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 10.9(b) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 10.9(b) shall require either party to institute any proceeding for (or limit such party’s right to institute any proceeding for) specific performance under this Section 10.9(b) prior or as a condition to exercising any termination right under Section 9.1 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 10.9(b) or anything set forth in this Section 10.9(b) restrict or limit such party’s right to terminate this Agreement in accordance with Section 9.1 or pursue any other remedies under this Agreement that may be available then or thereafter.

Appendix B-76

(c) Notwithstanding anything to the contrary in this Agreement, the parties hereto expressly acknowledge and agree that the remedies set forth in Section 9.4 shall be the sole and exclusive remedies available to SIC, in the event this Agreement is terminated under Section 9.1(d) (i)(with respect to the failure to obtain MDLY Stockholder Approval), Section 9.1(f) or Section 9.1(g), and MDLY, in the event this Agreement is terminated under Section 9.1(d)(i) (with respect to the failure to obtain SIC Stockholder Approval), Section 9.1 (h) or Section 9.1(i). To the extent SIC or MDLY is entitled to receive the Termination Fee, the receipt of such amounts shall be deemed to be full and final payment for any and all losses or damages suffered or incurred by SIC or MDLY, as applicable, or any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of SIC nor any of its Affiliates, or MDLY or any of its Affiliates, as applicable, or any other Person shall be entitled to bring or maintain any other Claim against MDLY or SIC, as applicable, or any of their Affiliates arising out of this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such termination.

10.10 Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE MERGER AND OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.

10.11 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Appendix B-77

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

MEDLEY MANAGEMENT INC.

By:	/s/ Brook Taube
Name: Brook Taube
Title: Chief Executive Officer

SIERRA INCOME CORPORATION

By:	/s/ Seth Taube
Name: Seth Taube
Title: Chief Executive Officer

SIERRA MANAGEMENT, INC.

By:	/s/ Brook Taube
Name: Brook Taube
Title: Chief Executive Officer

Signature Page

Appendix B-78

EXHIBIT A

Tax Receivable Termination Agreement

[See attached.]

Appendix B-79

Execution Version

TERMINATION, WAIVER AND LOCKUP AGREEMENT

This TERMINATION, WAIVER AND LOCKUP AGREEMENT, dated as of August 9, 2018 (this “Agreement”), is entered into by and among Medley Management Inc., a Delaware corporation (the “MDLY”), Medley LLC, a Delaware limited liability company (“Medley”), Medley Group LLC, a Delaware limited liability company (“Medley Group”), each of the undersigned on the signature page hereto (the “Unitholders”) and Sierra Income Corporation (“SIC”, and collectively with MDLY, Medley, Medley Group and the Unitholders, the “Parties”).

WHEREAS, MDLY, Medley, and the Unitholders, are parties to that certain Exchange Agreement, dated as of September 23, 2014 (as amended or otherwise modified from time to time, the “Exchange Agreement”);

WHEREAS, MDLY and the Unitholders, as the TRA Parties thereunder, are parties to that certain Tax Receivable Agreement dated as of September 23, 2014 (as amended or otherwise modified from time to time, the “Tax Receivable Agreement”);

WHEREAS, MLDY, Medley Group and the Unitholders, as the Covered Persons thereunder, are parties to that certain Registration Rights Agreement, dated September 23, 2014 (as amended or otherwise modified from time to time, the “Registration Rights Agreement”);

WHEREAS, MDLY has entered into an Agreement and Plan of Merger (the “MDLY Merger Agreement”), dated as of the date hereof, with SIC and Sierra Management Inc. (“Merger Sub”) pursuant to which MDLY will be merged (the “MDLY Merger”) with and into Merger Sub and the separate corporate existence of MDLY will cease (capitalized terms used in this Agreement without definition are used with the meanings given them in the MDLY Merger Agreement);

WHEREAS, SIC has also entered into an Agreement and Plan of Merger (the “MCC Merger Agreement”), dated as of the date hereof, with Medley Capital Corporation (“MCC”) pursuant to which MCC will be merged (the “MCC Merger”) with and into SIC and the separate corporate existence of MCC will cease;

WHEREAS, the MDLY Merger Agreement requires, among other things, as a condition precedent to the closing of the transactions contemplated by the Merger Agreement, that this Agreement be executed and delivered by the Unitholders to terminate the Tax Receivable Agreement and the Registration Rights Agreement effective as of the Effective Time and to reflect the agreement of the Unitholders not to exchange any of their Units for shares of Class A Common Stock pursuant to the Exchange Agreement until immediately prior to the Effective Time and to agree to not sell any of the shares of SIC Common Stock that they may receive upon consummation of the MDLY Merger or the MCC Merger for one year following the Effective Time;

Appendix B-80

WHEREAS, the cash consideration to be received by the Unitholders under the MDLY Merger Agreement was calculated by the Unitholders in consultation with their tax advisors and was based on their estimate of what would be approximately equal to and used to pay the Unitholders’ taxes arising as a result of the exchange of their Units into shares of Class A Common Stock as of the Effective Time.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Termination of Tax Receivable Agreement.

(a)	Effective as of the Effective Time, and without any further action on the part of any person (including, without limitation, any of the Parties) and without any further consideration by MDLY or SIC, the Tax Receivable Agreement is hereby irrevocably and unconditionally terminated and shall be of no further force or effect with respect to the Parties, other than the provisions set forth in Section 7.12 (Confidentiality). Each of the Unitholders acknowledges and agrees that effective with the termination of the Tax Receivable Agreement any outstanding obligations of MDLY under the Tax Receivable Agreement to the Unitholders shall have been satisfied in full.

(b)	Notwithstanding anything to the contrary contained in the Tax Receivable Agreement, from an after the Effective Time, no party to the Tax Receivable Agreement shall have any further rights or obligations thereunder, including without limitation the obligation to pay, or the right to receive, any amount or benefit, including without limitation the Early Termination Payment (as defined in the Tax Receivable Agreement), other than the rights and obligations set forth in Section 7.12 (Confidentiality).

2.	Termination of Registration Rights Agreement. Effective as of the Effective Time, and without any further action on the part of any person (including, without limitation, any of the Parties) the Registration Rights Agreement is hereby irrevocably and unconditionally terminated and shall be of no further force or effect with respect to the Parties.

3.	Waiver. Each Unithholder hereby agrees to (i) waive any and all rights to exchange Units for MDLY Class A Common Stock pursuant to the Exchange Agreement prior to the Effective Time, (ii) exchange Units for MDLY Class A Common Stock only as contemplated in the Merger Agreement, and (iii) not sell, transfer or otherwise dispose of any Units prior to the Effective Time, except to Permitted Transferees; provided, that such Permitted Transferees execute a joinder to this Agreement in form reasonably acceptable to the parties.

Appendix B-81

4.	Lock Up. Each of the Unitholders hereby agrees:

(a)	Definitions. For purposes of this Section 4, the following terms shall have the meanings set forth below:

“Common Shares’ means the shares of common stock, par value $0.001 per share, of SIC.

“Lock-Up Period” means the period beginning on the Effective Time and ending on the first anniversary of the Effective Time; provided, however, in the case of a Unitholder identified on the signature pages hereto as an “Individual Unitholder” who is also an employee of Medley Capital LLC, SIC or any of its Affiliates on or after the Effective Time, with respect to such Individual Unitholder and his or her Permitted Transferees, the Lock-Up Period shall end as of the date of termination of such Unitholder’s employment in the event that such termination is without Cause (as that term is defined in the form of Employment Agreement attached to the MDLY Merger Agreement) or such Individual Unitholder terminates his or her employment with Good Reason (as that term is defined in the form of Employment Agreement attached to the MDLY Merger Agreement).

“Lock-Up Shares” means any Common Shares that a Unitholder acquires pursuant to the MDLY Merger Agreement, including any that have been Transferred to a Permitted Transferee in accordance with Section 4(b) hereof (and shall include any shares of capital stock of SIC issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization). For the avoidance of doubt, Common Shares shall cease to be Lock-Up Shares hereunder as of the end of the Lock-Up Period.

“Permitted Transfer” means any of the following:

(i)	the Transfer of any Lock-Up Shares to one (1) or more Permitted Transferees;

(ii)	the existence or creation of a testamentary power of appointment that may be exercised with respect to any Lock-Up Shares held by a trust; provided, however, that the Transfer of any Lock-Up Shares upon the exercise of a testamentary power of appointment to someone other than a Permitted Transferee shall not be a “Permitted Transfer” within the meaning of this paragraph (ii) of this definition; or

(iii)	any Transfer by will or pursuant to the Laws of descent and distribution by any Person described in paragraph (i) or (ii) of the definition of Permitted Transferee.

“Permitted Transferee” means any of the following:

(i)	any Immediate Family Member of the Unitholder or any lineal descendant of any such Immediate Family Member;

(ii)	any trust for the direct or indirect benefit of the Unitholder or any Immediate Family Member of the Unitholder; and

(iii)	any other entity directly or indirectly wholly-owned and controlled by the Unitholder or such Unitholder’s Permitted Transferees described in clauses (i) and (ii) of this definition.

Appendix B-82

For purposes of this definition, “lineal descendants” shall not include individuals adopted after attaining the age of eighteen (18) years and the adopted individual’s descendants.

“Transfer” means, with respect to Lock-Up Shares: (i) any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, grant of an option, hypothecation, mortgage, exchange, transfer or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of law), or agreement to do any of the foregoing, of any interest (legal or beneficial) in any Lock-Up Shares; (ii) the entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or (iii) any public announcement of an intention to effect any transaction specified in clause (i) or (ii); provided, however, that the term “Transfer” does not include any revocable proxy granted by the Unitholder or a Permitted Transferee or any exercise of rights by an executor, administrator, trustee, committee, guardian, conservator or receiver of the Unitholder or a Permitted Transferee, including the sale of Lock-Up Shares to pay any applicable estate taxes.

(b)	Restrictions on Transfer of Common Shares. Each Unitholder agrees that, during the Lock-Up Period, they will not Transfer any Lock-Up Shares other than pursuant to a Permitted Transfer; provided, however, that upon any Permitted Transfer each Permitted Transferee in such Transfer shall agree in writing to be bound by the restrictions set forth in this Section 4.

(c)	Legend. At the request of SIC, all share certificates or share statements evidencing Lock-Up Shares shall bear or contain a legend or notation substantially in the following form (or in such other form as SIC’s board of directors may determine):

THE SECURITIES REPRESENTED BY THIS [CERTIFICATE / STATEMENT] ARE SUBJECT TO RESTRICTIONS ON TRANSFER SPECIFIED IN AN EMPLOYMENT AGREEMENT WITH THE CORPORATION, AS THE SAME MAY BE AMENDED AND MODIFIED FROM TIME TO TIME, AND THE CORPORATION RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SPECIFIED CONDITIONS HAVE BEEN FULFILLED. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Appendix B-83

The term “Corporation” shall mean SIC for purposes of the above legend.

(d)	Stop Transfer. SIC and its transfer agent are hereby authorized to decline to make any Transfer of Lock-Up Shares if such Transfer would constitute a violation or breach of this Section 4 and the Unitholder agrees and consents to the entry of stop transfer instructions with the SIC transfer agent and registrar against any Transfer of the Lock-Up Shares not made in compliance with this Section 4.

5.	Release. Each of the Parties (each a “Releasor”) hereby releases and forever discharges each other party to the Exchange Agreement, Tax Receivable Agreement and the Registration Rights Agreement, as applicable, and their respective predecessors, successors and assigns, and all of their respective partners, independent contractors, officers, directors, shareholders, employees, agents, advisers and representatives (collectively in each case, the “Released Parties”), of and from any and all liabilities, actions, suits, debts, accounts, obligations, covenants, claims and demands whatsoever, in law or in equity, which the Releasor ever had, now has, or may have, or which any successor or assign of the Releasor hereafter can, shall or may have, against any Released Party, relating to, resulting from or arising out of the Exchange Agreement, Tax Receivable Agreement or Registration Rights Agreement; provided, however, that the foregoing Release shall in no event constitute a future release or waiver of rights under Section 7.12 of the Tax Receivable Agreement (Confidentiality) to the extent a breach thereof occurs following the Effective Time. In addition to the foregoing release, the Unitholders shall execute and deliver at the Effective Time a bring down release agreement in the form of Exhibit A attached hereto.

6.	Representations and Warranties of the Unitholders. Each Unitholder represents and warrants, on behalf of such Unitholder, as follows, as of the date of this Agreement:

(a)	Unitholder has full power and authority to execute and deliver this Agreement, to perform such Unitholder’s obligations hereunder and to consummate the transactions contemplated hereby. If Unitholder is not an individual, such Unitholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Unitholder’s obligations hereunder, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite actions of such Unitholder. This Agreement has been duly and validly executed and delivered by Unitholder and constitutes a legal, valid and binding obligation of such Unitholder, enforceable against such Unitholder in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exception.

(b)	Except for assignments that have occurred prior to the date hereof between Unitholders party hereto, Unitholder has not transferred, assigned, pledged or otherwise encumbered any of such Unitholder’s Class A Units or any of such Unitholder’s rights under the Tax Receivable Agreement, the Registration Rights Agreement or the Exchange Agreement. True and correct copies of the Tax Receivable Agreement, the Registration Rights Agreement and the Exchange Agreement are attached hereto as Exhibit A.

Appendix B-84

7.	Governing Law. This Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

8.	Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile or PDF), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

9.	Amendment. This Agreement may not be terminated or amended in any manner, and no terms or conditions of this Agreement may be waived by any party hereto, without the prior written consent of SIC and, prior to the Effective Time, the MDLY Special Committee (as defined in the MDLY Merger Agreement).

10.	Entire Agreement. The Merger Agreement and this Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all previous agreements and representations, written or oral, between the Parties.

11.	Further Assurances. If any Party reasonably determines or is reasonably advised that any further instruments, actions, or things are necessary or desirable to carry out the terms of this Agreement, each Party shall execute and deliver such instruments, perform all such actions and provide all such things reasonably necessary and proper to carry out the terms of this Agreement.

[Signature page follows]

Appendix B-85

EXECUTED as of the date first set forth above.

MEDLEY MANAGEMENT INC.

By:	/s/ Brook Taube
Name:	Brook Taube
Title:	Chief Executive Officer

MEDLEY LLC

By:	/s/ Brook Taube
Name:	Brook Taube
Title:	Chief Executive Officer

MEDLEY GROUP LLC

By:	/s/ Brook Taube
Name:	Brook Taube
Title:	Member

UNITHOLDERS:

B. TAUBE 2014 ASSOCIATES, LLC

By:	/s/ Brook Taube
Name:	Brook Taube
Title:	Special Managing Member

BROOK TAUBE TRUST

By:	/s/ Brook Taube
Name:	Brook Taube
Title:	Trustee

[Signature Page – Termination Agreement]

Appendix B-86

A. TAUBE 2014 ASSOCIATES, LLC

By:	/s/ Seth Taube
Name:	Seth Taube
Title:	Special Managing Member

S. TAUBE 2014 ASSOCIATES, LLC

By:	/s/ Seth Taube
Name:	Seth Taube
Title:	Special Managing Member

SETH AND ANGIE TAUBE TRUST

By:	/s/ Seth Taube
Name:	Seth Taube
Title:	Trustee

[Signature Page – Termination Agreement]

Appendix B-87

PERCY HOLDINGS, LLC

	By:	/s/ Jeffrey Tonkel
	Name:	Jeffrey Tonkel
	Title:	Manager

Individual Unitholders:

/s/ Jeffrey Tonkel
Jeffrey Tonkel

/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr.

/s/ John D. Fredericks
John D. Fredericks

/s/ Christopher Taube
Christopher Taube

/s/ Samuel Anderson
Samuel Anderson

[Signature Page – Termination Agreement]

Appendix B-88

SIERRA INCOME CORPORATION

By:	/s/ Seth Taube
Name:	Seth Taube
Title:	Chief Executive Officer

[Signature Page – Termination Agreement]

Appendix B-89

Exhibit A

Bring Down Release

Dated as of ______________

This Bring Down Release is hereby incorporated in its entirety into the Termination, Waiver and Lockup Agreement, dated as of August [__], 2018 (the “Termination Agreement”), by and among Medley Management Inc., a Delaware corporation (the “MDLY”), Medley LLC, a Delaware limited liability company (“Medley”), Medley Group LLC, a Delaware limited liability company (“Medley Group”), each of the undersigned on the signature page hereto (the “Unitholders”) and Sierra Income Corporation (“SIC” and collectively with MDLY, Medley, Medley Group and the Unitholders, the “Parties”).

As of the Effective Time, each of the Parties (each a “Releasor”) hereby releases and forever discharges each other party to the Exchange Agreement, Tax Receivable Agreement and the Registration Rights Agreement, as applicable, and their respective predecessors, successors and assigns, and all of their respective partners, independent contractors, officers, directors, shareholders, employees, agents, advisers and representatives (collectively in each case, the “Released Parties”), of and from any and all liabilities, actions, suits, debts, accounts, obligations, covenants, claims and demands whatsoever, in law or in equity, which the Releasor ever had, now has, or may have, or which any successor or assign of the Releasor hereafter can, shall or may have, against any Released Party, relating to, resulting from or arising out of the Exchange Agreement, Tax Receivable Agreement or Registration Rights Agreement; provided, however, that the foregoing Release shall in no event constitute a future release or waiver of rights under Section 7.12 of the Tax Receivable Agreement (Confidentiality) to the extent a breach thereof occurs following the Effective Time.

The representations and warranties of the Unitholders set forth in Section 6 of the Termination Agreement are true and correct in all material respects on and as of the Effective Time, as though made on and as of such date.

[Signature Pages Follow]

Appendix B-90

EXECUTED as of the date first set forth above.

MEDLEY MANAGEMENT INC.

By:
Name:
Title:

MEDLEY LLC

By:
Name:
Title:

MEDLEY GROUP LLC

By:
Name:
Title:

UNITHOLDERS:

B. TAUBE 2014 ASSOCIATES, LLC

By:
Name:
Title:

BROOK TAUBE TRUST

By:
Name:
Title:

[Signature Page – Bring Down Release]

Appendix B-91

A. TAUBE 2014 ASSOCIATES, LLC

By:
Name:
Title:

S. TAUBE 2014 ASSOCIATES, LLC

By:
Name:
Title:

SETH AND ANGIE TAUBE TRUST

By:
Name:
Title:

[Signature Page – Bring Down Release]

Appendix B-92

PERCY HOLDINGS, LLC

By:
	Name:	Jeffrey Tonkel
	Title:	Manager

Individual Unitholders:

Jeffrey Tonkel

Richard T. Allorto, Jr.

John D. Fredericks

Christopher Taube

Samuel Anderson

[Signature Page – Bring Down Release]

Appendix B-93

SIERRA INCOME CORPORATION

By:
Name:
Title:

[Signature Page – Bring Down Release]

Appendix B-94

EXHIBIT B-1

Form of Employment Agreement

[See attached.]

Appendix B-95

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is made and entered into as of [ , 201_] (the “Effective Date”) between Medley Capital LLC (the “Company”) and [ ] (the “Employee”) (each a “Party,” collectively, “Parties”).

The Company wishes to engage Employee to provide services to the Company, Sierra Income Corporation and each of their respective subsidiaries and affiliates (the “Company Group”) and Employee wishes to provide such services, pursuant to the terms and conditions set forth in this Agreement.

In consideration of the mutual promises set forth below and other valuable consideration (the mutuality, adequacy and sufficiency of which are hereby acknowledged), the Parties agree as follows.

1.              Position. The Company hereby employs Employee as [ ] or in such capacity as may later be agreed to by the Parties, and Employee agrees to serve the Company in such capacity in a manner consistent with the terms and conditions of this Agreement.

2.              Term. This Agreement shall commence on the Effective Date and shall expire on the thirty (30) month anniversary of the Effective Date (the “Initial Term”), unless terminated earlier pursuant to the provisions of Section 8 hereof. The term of employment shall be renewed automatically for successive periods of one (1) year (each, a “Renewal Term”) after the expiration of the Initial Term, unless the Company provides Employee, or Employee provides the Company, with written notice to the contrary at least one hundred twenty (120) calendar days prior to the end of the Initial Term or any Renewal Term. For the avoidance of doubt, this Agreement shall remain in effect during the Renewal Term unless terminated earlier pursuant to the provisions of Section 8 hereof. The Initial Term and any Renewal Terms are collectively referred to herein as the “Term.”

3.              Duties.

a.              Employee shall have the duties, authorities and responsibilities forth in Exhibit B attached to this Agreement. Employee’s principal place of employment with the Company shall be at the Company’s offices, currently at 280 Park Avenue, 6th Floor East, New York, New York, provided that Employee understands and agrees that Employee may be required to travel from time to time for business purposes.

b.              Employee shall devote Employee’s full business time, energy, business judgment, knowledge, skill and best efforts to the performance of Employee’s duties with the Company Group, in conformance with rules and policies of the Company Group in effect from time to time and otherwise provided or made available to Employee. Employee will not, during the Term, directly or indirectly engage in any other business, either as an employee, employer, consultant, principal, officer, director, advisor or in any other capacity, either with or without compensation, without the prior written consent of the Company’s Board of Directors (the “Board”). However, Employee may devote reasonable time to activities such as supervision of personal investments and activities involving professional, charitable, civic, educational, religious and similar types of activities, speaking engagements and membership on other boards, provided such activities do not interfere in any material way with the business of the Company Group and provided further that Employee cannot serve on the board of directors of (or provide services to) any publicly traded company without the written consent of the Board, which shall not be unreasonably withheld. The time involved in such activities shall not be treated as vacation time. Employee shall be entitled to keep any amounts paid to him in connection with such activities (such as director fees and honoraria).

Appendix B-96

4.              Compensation.

a.              Generally. As compensation, Employee shall receive a Base Salary (as defined below) and may, as determined at the discretion of the Board or Compensation Committee of the Board (the “Compensation Committee”), as applicable, participate in an annual bonus program (the “Annual Bonus”). Annual Bonuses may be provided to align the goals and objectives of the Employee with those of the Company, business units within the Company and the expected goals and objectives of the Company’s shareholders, as applicable, and according to standards of good governance, ethical leadership and the successful growth and well-being of the Company Group. The award of any Annual Bonus will generally depend upon the satisfaction of personal and/or Company Group performance metrics as determined by Board or Compensation Committee, as applicable, for the year.

Compensatory payments made to Employee under the terms of this Agreement are subject to tax and other withholding required or permitted by law and such additional withholding as may be requested by Employee.

b.              Base Salary. The Company agrees to pay Employee a base salary at an annual rate of [ ] ($ ) (the “Base Salary”), payable in accordance with the regular payroll practices of the Company. This Base Salary shall compensate Employee for all hours of work, and this position shall not be eligible for overtime. The Base Salary shall be subject to change at the discretion of the Board or Compensation Committee, as applicable. The term “Base Salary” will refer to the Base Salary as may be modified from time to time.

c.              Annual Bonus.

(i)             Annual Bonus for 2018. Employee shall be eligible to receive an Annual Bonus with respect to performance for the 2018 year equal to [$__________, as set forth in the economic terms set forth in Exhibit B-2 of the Agreement and Plan of Merger by and among Medley Management Inc., Sierra Income Corporation, and Sierra Management, Inc., dated as of August 9, 2018 and on a similar basis for other selected senior executives] to be paid no later than March 15, 2019. The Board or Compensation Committee, as applicable, may increase the 2018 Annual Bonus in recognition of performance in excess of performance objectives. No Annual Bonus shall be earned for 2018 unless the Employee remains employed through the date of payment.

Appendix B-97

(ii)           Annual Bonus for 2019 and Thereafter. Each year during the first quarter of the year, the Board or Compensation Committee, as applicable, shall establish a target annual bonus for the year of no less than [____% of Base Salary] and performance and other objectives for the year for such bonus, all as determined, in consultation with the Company’s senior executive officers (“Management”), by the Board or Compensation Committee, as applicable.

No earlier than January 1 nor later than March 15 of the following year, the Board or Compensation Committee, as applicable, shall determine the amount of the final Annual Bonus, if any, to be paid for the preceding year, which amount may be based in whole or in part on satisfaction of the performance and other objectives for the preceding year. The extent to which performance and other objectives are met will be determined based on actual achievement (as determined, in consultation with Management, by the Board or Compensation Committee, as applicable, in good faith). The Board or Compensation Committee, as applicable, may increase the Annual Bonus in recognition of performance in excess of performance objectives. No Annual Bonus shall be earned for a year unless the Employee remains employed through the date of payment.

d.              Form of Annual Bonus. The Annual Bonus for the preceding year (including for 2018) shall be paid [___%] in cash immediately and [___%] in the form of an RSU award. With respect to the Annual Bonus for 2018, the RSU shall vest in three (3) equal annual installments, beginning on the first anniversary of the Effective Date.

e.              Clawback. The Annual Bonus made under this Agreement shall be subject to recoupment by the Company to the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of the NYSE.

5.              Employee Benefits.

a.              Benefits. The Company intends to continue existing benefit plans maintained by Medley Capital LLC, or plans to adopt benefit plans consistent with or generally more favorable in the aggregate than the current benefit plans of Medley Capital LLC, and the Employee will remain or become eligible for participation in those plans made available to other similarly situated employees of the Company, including, but not limited to group health plan coverage, short and long term disability insurance coverage, life insurance coverage, qualified retirement benefit plan coverage, non-qualified benefit plan coverage and tax and financial planning benefits, in accordance with and subject to the terms and conditions of those plans. Notwithstanding the preceding sentence, the Company reserves the right to adopt, amend or terminate any benefit plan, program or arrangement.

Appendix B-98

b.              Paid Time Off. Employee shall be entitled to no less than twenty-five (25) business days paid time off, subject to the terms and conditions of the Company’s vacation policies, procedures and practices. Paid time off accrues with each pay period, subject to an annual cap, and cannot be carried over to the subsequent calendar year, except to the extent required by applicable law. Any unused vacation will not be paid upon termination of employment.

6.              Business Expenses. The Company agrees to reimburse Employee for reasonable and customary business expenses related to Employee’s performance of services under this Agreement, subject to appropriate approvals by the Board as applicable. As a condition of reimbursement, Employee must account for and substantiate all such expenses in accordance with applicable Company policies and consistent with Internal Revenue Service requirements for reimbursable business expenses.

7.              Freedom to Contract. The Company does not infringe upon the proprietary information, trade secrets or confidential information of third parties. Employee represents and warrants that Employee has the right to enter into this Agreement, that Employee is eligible for employment by the Company, that no other written or verbal agreements exist that would be in conflict with or prevent the performance by Employee of any portion of this Agreement, and that Employee is not subject to or in breach of any non-disclosure agreement or restrictive covenant of any nature separate from the provisions included in this Agreement. Employee will not enter into this Agreement without first disclosing to the Board any non-disclosure agreement or restrictive covenant agreement Employee has entered into (verbally or in writing) at any time that is still in effect on its terms as of the Effective Date of this Agreement, regardless of whether Employee believes or has reason to believe such agreement is void or unenforceable in whole or in part.

8.              Termination.

a.              Death. Employee’s employment shall terminate on the date of Employee’s death. In the event of the death of Employee during the Term, the Company shall pay to Employee’s legal representatives or named beneficiaries (as designated in a writing delivered to the Company):

(i)             Employee’s earned but unpaid Base Salary as of the date of Employee’s death;

Appendix B-99

(ii)           Any unpaid Annual Bonus for the year prior to the date of Employee’s death, based on actual performance for that year, payable at the same time (and in the same form) such amounts are paid to continuing employees; and

(iii)         A pro-rated amount of the Annual Bonus for the year of death, assuming performance at the target level, if any, for the year in which death occurs and paid as soon as practicable following death.

In addition, vesting of any outstanding RSU awards at death shall be fully accelerated.

In addition, group health benefits will be provided to the Employee’s qualified beneficiaries following the death of Employee to the extent such benefits are elected under COBRA and at no cost for a period of one (1) year following Employee’s death. All amounts due under this paragraph shall, except as otherwise provided, be paid as soon as practicable following Employee’s termination on account of death.

b.              Disability. Notwithstanding the foregoing, Employee’s employment shall terminate on the date specified in a written notice from the Company terminating Employee’s employment due to Disability during the Term or, in the event no date is specified in such notice, on the date on which such notice is delivered to Employee or Employee’s legal representative. For purposes of this Agreement, “Disability” shall mean that Employee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, (i) unable to engage in any substantial gainful activity, as determined by a licensed physician as reasonably chosen by the Company, or (ii) receiving income replacement benefits for a period of not less than three (3) months under the Company’s group disability plan. In the event of the termination of Employee’s employment due to Disability, the Company shall:

(i)             Pay Employee’s earned but unpaid Base Salary as of the date of Employee’s termination;

(ii)           Pay any unpaid Annual Bonus for the year prior to the date of Employee’s termination, based on actual performance for that year, payable at the same time (and in the same form) such amounts are paid to continuing employees;

(iii)         Pay a pro-rated amount of the Annual Bonus for the year of termination, assuming performance at the target level, if any, for the year in which termination; and

(iv)          Fully accelerate vesting of any outstanding RSU awards as of the date of termination.

Appendix B-100

In addition, group health benefits will be provided to the Employee and his qualified beneficiaries following the Employee’s termination on account of Disability to the extent such benefits are elected under COBRA and at no cost for a period of one (1) year following Employee’s termination on account of Disability. All amounts due under this paragraph shall, except as otherwise provided, be paid as soon as practicable following termination on account of the Employee’s Disability.

c.              Termination by the Company for Cause. Notwithstanding the foregoing, the Company may terminate Employee’s employment under this Agreement at any time for Cause. “Cause” shall mean: (i) fraud against the Company Group, which causes material harm to any member of the Company Group; (ii) willful failure or any willful refusal to implement or undertake the lawful directives of the Board or such other supervisor as may be assigned by the Company Group when such directives are materially consistent with Employee’s duties under this Agreement; (iii) engaging in willful conduct (other than at the direction of the Company) that causes material injury, monetary or otherwise, to any member of the Company Group, or that reflects adversely on any member of the Company Group, or that materially affects Employee’s ability to perform Employee’s duties; (iv) conviction of, or the entering of a plea of guilty or nolo contendere, by Employee to a financial crime that constitutes a felony (or any state-law equivalent) or involves moral turpitude; (v) the entry of any order or consent decree, whether or not liability is admitted or denied, by the Securities and Exchange Commission against Employee in respect of charges that Employee violated any provision of the Investment Company Act of 1940, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than provisions requiring the maintenance of proper books and records; (vi) theft, misappropriation, embezzlement or conversion of the assets or opportunities of any member of the Company Group; (vii) a material breach of the terms, covenants or representations of this Agreement or any agreement between Employee and any member of the Company Group; or (viii) a willful violation of the written rules or policies of any member of the Company Group, which causes material harm to any member of the Company Group, provided that, in the case of the occurrence of an event described in clause (vii) or (viii) above, Employee shall have ten (10) business days after receipt of written notice thereof, stating in reasonable detail the actions or omissions purporting to constitute such breach or violation, to cure, and upon such cure, such event shall not be deemed to be the basis for a termination of Employee for Cause, unless the Company acting in good faith, otherwise determines that such occurrence is not reasonably subject to being cured; provided, however, that with respect to the occurrence of an event described in clause (vii) above, the foregoing cure period shall be available to Employee only with respect to the first occurrence of the same event described in clause (vii) above, and such cure period shall not be available to Employee with respect to any subsequent occurrence of an event described in clause (vii) above. For purposes of this Agreement, no act or failure to act on Employee’s part shall be considered “willful” unless it is done, or omitted to be done, by Employee in bad faith or without reasonable belief that Employee’s action or omission was in the best interests of the Company Group. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Company Group. In the event of Termination for Cause, Employee shall be entitled to receive any earned but unpaid Base Salary, paid as soon as practicable following termination.

Appendix B-101

d.              Termination by the Company Without Cause or by Employee with Good Reason. The Company may terminate Employee’s employment without Cause at any time under this Agreement. In the event of termination of Employee’s employment by the Company without Cause or Employee terminates employment with Good Reason (as defined below), the Company shall:

(i)             Pay Employee’s earned but unpaid Base Salary as of the date of Employee’s termination;

(ii)           Pay any unpaid Annual Bonus for the year prior to the date of Employee’s termination, based on actual performance, for that year and payable at the same time (and in the same form) such amounts are paid to continuing employees;

(iii)         Pay a pro-rated amount of the Annual Bonus for the year of termination, assuming performance at the target level, if any, for the year in which termination occurs (which amount shall be included in the amount payable in Section 8(d)(iv));

(iv)          Pay, on an equal monthly basis and using regularly scheduled payroll periods over [eighteen (18) / twenty-four (24) / thirty (30)]1 months, an amount equal to the sum of (x) one-twelfth (1/12th) the Employee’s Base Salary plus (y) one-twelfth (1/12th) of the cash portion of the Employee’s Annual Bonus for the year of termination, assuming performance at the target level (for the avoidance of doubt, the amount referred to in Section 8(d)(iii)); and

(v)           Fully accelerate vesting of any outstanding RSU awards as of the date of termination.

e.              Termination for Notice of Non-Renewal. If the Company provides notice to Employee that the Company is not renewing the Term under Section 2, at the end of the Initial Term or any Renewal Term, Employee’s employment shall terminate and the Company shall:

(i)             Pay Employee’s earned but unpaid Base Salary as of the date of Employee’s termination;

1 [Thirty (30) months for the CEO, twenty-four (24) months for the Vice Chairman, and eighteen (18) months for other employees who enter into this Agreement.]

Appendix B-102

(ii)           Pay any unpaid Annual Bonus for the year prior to the date of Employee’s termination, based on actual performance for that year, payable at the same time (and in the same form) such amounts are paid to continuing employees;

(iii)         Pay a pro-rated amount of the Annual Bonus for the year of termination, assuming performance at the target level, if any, for the year in which termination occurs (which amount shall be included in the amount payable in Section 8(e)(iv));

(iv)          Pay, on an equal monthly basis and using regularly scheduled payroll periods over [eighteen (18) / twenty-four (24) / thirty (30)]2 months, an amount equal to the sum of (x) one-twelfth (1/12th) the Employee’s Base Salary plus (y) one-twelfth (1/12th) of the cash portion of the Employee’s Annual Bonus for the year of termination, assuming performance at the target level (for the avoidance of doubt, the amount referred to in Section 8(e)(iii)); and

(v)           Fully accelerate vesting of any outstanding RSU awards as of the date of termination.

f.               Good Reason. For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following without Employee’s consent: (i) a material diminution in Employee’s base compensation opportunity; (ii) a material diminution in Employee’s authority, duties or responsibilities; (iii) a requirement that Employee report to a corporate officer or employee instead of reporting directly to the Board or Employee’s supervisor; (iv) a material diminution in the budget over which Employee retains authority; (v) a material change in the geographic location at which Employee must perform the services; or (vi) any other action or inaction that constitutes a material breach by the Company of this Agreement. Employee must provide notice to the Company of the existence of the condition described above within a period not to exceed ninety (90) calendar days of the initial existence of the condition, and the Company will have a period of at least thirty (30) calendar days following the notice during which it may remedy the condition. Any termination for Good Reason must occur within two (2) years following the initial existence of one or more of the foregoing conditions.

g.              Termination by Employee other than for Good Reason. Notwithstanding the foregoing, Employee may terminate Employee’s employment under this Agreement for any reason, provided such termination may take place no earlier than the end of the month that is not less than three (3) months after Employee has provided written notice to the Company of Employee’s intent to terminate Employee’s employment. The Company may elect to accept Employee’s resignation at any time prior to the end of such notice period. In the event of any termination of Employee’s employment under this Section, the Company shall pay to Employee Employee’s earned but unpaid Base Salary.

2 [Thirty (30) months for the CEO, twenty-four (24) months for the Vice Chairman, and eighteen (18) months for other employees who enter into this Agreement.]

Appendix B-103

h.              Executed Waiver and Forfeiture. No amount shall be payable under this Section 8 unless a General Release of Claims, substantially in the form attached as Exhibit A (the “Release Form”), has been duly executed by Employee and delivered to the Company and any applicable revocation period has expired within the sixty (60) day period following termination of employment, provided that to the extent Internal Revenue Code Section 409A (“Section 409A”) applies to a payment, such payment will be deferred and paid in a lump sum on the sixtieth (60th) day following termination.

i.               Post-Termination Knowledge of Cause or Breach. If (i) Employee’s employment with the Company terminates for any reason other than Cause and, after the date of Employee’s termination, matters constituting Cause become known to the Company or (ii) Employee materially breaches any of Employee’s post-employment obligations, including non-competition, non-solicitation, non-disparagement and non-disclosure obligations, then the Company may, by written notice to Employee (describing in reasonable detail the facts giving rise to such Cause or breach) obligate Employee to repay in full on a net after-tax within thirty (30) days of that notice: (1) any Annual Bonus(es) paid after the earliest date of occurrence of matters constituting Cause or breach, as determined by the Board in good faith; (2) any amounts of severance Employee has received hereunder; and (3) the amount of any compensation received upon exercise, settlement or other payment of any equity award that was exercised, settled or otherwise paid after the earliest date of occurrence of matters constituting Cause or breach, as determined by the Board in good faith. In addition, any unpaid Annual Bonus(es), severance, and any outstanding equity awards, shall be forfeited.

j.               No Mitigation or Offset. Employee shall not be required to mitigate the amount of any payment provided for pursuant to this Agreement by seeking other employment or otherwise, and the amount of any payment provided for pursuant to this Agreement shall not be reduced by any compensation earned as a result of Employee’s other employment or otherwise.

9.              Work Product.

a.              Definition. Employee acknowledges and agrees that during the Term, there will be certain restrictions on Employee’s development of technology, ideas and inventions (collectively, “Work Product”). The term Work Product shall mean all ideas, processes, trademarks, service marks, inventions, technology, computer programs, original works of authorship, designs, formulas, discoveries, patents and copyrights, and all improvements, rights and claims related to the foregoing, which are within the scope of Employee’s employment, or that results from or is suggested by any work performed by Employee for the Company Group, or that relate to actual or demonstrably anticipated research or development for the Company, and which are conceived, developed or reduced to practice by Employee alone or with others, except to the extent that applicable law prohibits the assignment of these rights. Employee agrees that all original works of authorship that are made by Employee (solely or jointly with others) within the scope of Employee’s employment, or that results from or is suggested by any work performed by Employee for the Company Group, or that relate to actual or demonstrably anticipated research or development for the Company Group, and that are protectable by copyright, are “works made for hire,” as that term is defined in the United States Copyright Act of 1976, as amended (17 U.S.C. § 101).

Appendix B-104

b.              Disclosure. Employee agrees to maintain adequate and current written records on the development of all Work Product and to disclose promptly to the Company all Work Product and relevant records, which records will remain the sole property of the Company Group. Employee further agrees that all information and records pertaining to any idea, process, trademark, service mark, invention, technology, computer program, original work or authorship, design formula, discovery, patent or copyright that Employee does not believe to be Work Product, but is conceived, developed or reduced to practice by Employee (alone or with others) during Employee’s employment, or during the one (1) year period following termination of Employee’s employment, shall be promptly disclosed to the Company (such disclosure to be received in confidence). The Company shall examine such information to determine if in fact it constitutes Work Product subject to this Agreement. The Company’s determination that the information is Work Product subject to this Agreement shall be final and binding.

c.              Assignment. Employee hereby assigns to the Company, without further consideration, all right, title and interest that Employee may presently have or acquire (throughout the United States and in all foreign countries), free and clear of all liens and encumbrances, in and to each Work Product, which will be the sole property of the Company Group, whether or not patentable or otherwise registrable. In the event any Work Product will be deemed by the Company to be patentable or otherwise registrable, Employee agrees to assist the Company Group (at its expense) in obtaining letters patent or other applicable registrations, and Employee will execute all documents and do all other things (including testifying at the Company’s expense) necessary or proper to obtain letters patent or other applicable registrations and to vest the Company or a member of the Company Group with full title to them. Employee further agrees that Employee’s obligation to assist the Company Group in obtaining and enforcing patents, registrations or other rights for such inventions in any and all countries, will continue beyond the termination of Employee’s employment, but the Company shall compensate Employee at a reasonable rate after such termination for the time actually spent by Employee at the Company’s request for such assistance. Should the Company or a member of the Company Group be unable to secure Employee’s signature on any document necessary to apply for, prosecute, obtain or enforce any patent, copyright or other right or protection relating to any Work Product, whether due to Employee’s mental or physical incapacity or any other cause, Employee hereby irrevocably designates and appoints the Company and each of its duly authorized officers and agents as Employee’s agent and attorney-in-fact, to act for and on Employee’s behalf, to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyrights or other rights of protections with the same force and effect as if executed and delivered by Employee.

Appendix B-105

If Employee resides in California, the foregoing assignment clause in this Section 9(c) will not apply to an invention that Employee developed entirely on Employee’s own time without using the Company Group’s equipment, supplies, facilities or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the Company’s business, or actual or demonstrably anticipated research or development of the Company; or (ii) result from any work performed by Employee for the Company Group. Cal. Lab. Code § 2870(a).

d.              Waiver of Moral Rights. Employee hereby waives any and all moral rights that might otherwise accrue with respect to any Work Product.

10.           Confidential Information. Employee agrees that, during Employee’s employment with the Company or any member of Company Group, and following termination of Employee’s employment, except as required by law, Employee will not, directly or indirectly, at any time, disclose to any third person or use in any way any non-public information or Confidential Information (i) regarding the business of any member of the Company Group and (ii) concerning any Business Opportunities (as defined below).

a.              Definitions. For purposes of this Agreement –

(i)             “Confidential Information” shall mean all confidential information, proprietary information or trade secrets (whether oral or written, whether maintained in hard copy, electronically (including, without limitation, in email or text messages) or otherwise) and including: (i) Know-How (as defined below), Trade Secrets (as defined in Section 11), information related to Business Opportunities, prospects, pricing, trading, trading strategies and methodologies, portfolio management strategies, programs, methods of operation, prospective and existing contracts, business plans, procedures, and strategies, costs profits, databases, personnel, operational methods, financial models, potential transactions, pending negotiations, computer programs, algorithms, negotiations, lists of actual and/or prospective clients and/or investors, financial results, business developments, internal controls, security procedures and confidential programs or procedures; (ii) Company Intellectual Property Rights (as defined below) that constitute proprietary Know-How and Customer Information (as defined below and if and to the extent that such proprietary Know-How and Customer Information has been maintained as Company’s confidential information as of the date of this Agreement) and Trade Secrets; and (iii) information received by the Company Group from third parties under confidential conditions.

Appendix B-106

(ii)           “Business Opportunities” shall mean: (1) any business plan or prospective new business developed or provided by Employee to the Company Group; and (2) any business plan or prospective new business developed by the Company or, to Employee’s knowledge, any of members of the Company Group that Employee has access to or otherwise becomes aware of during Employee’s employment with the Company or Company Group.

(iii)         “Company Intellectual Property Rights” shall mean all Work Product and any other intellectual property owned or licensed by any member of the Company Group, including:

(1)           all United States and foreign patents and patent applications that describe or claim inventions and improvements currently used, or currently conceived or currently developed for use, that when used herein includes any electronic medium or tangible embodiment of the Company Group, any United States or foreign counterparts, non-provisionals, divisionals, continuations, continuations-in-part, and reissues thereof, heretofore or hereafter filed or having legal force in any country of the world, and the inventions and improvements disclosed therein (the “Patents”);

(2)           all know-how that is currently used, or currently conceived or currently developed for use, in the business of the Company Group, including the following: (A) Trade Secrets, formulae, ideas, inventions and invention disclosures not subject to clause (1) above; (B) discoveries, innovations, improvements, results, reports, information and data (including all business and technical information and information and data relating to research, development, analytical methods, processes, formulations and compositions) and development work; (C) proprietary technology and information, designs, drawings, specifications or blueprints; and (D) all copies and tangible embodiments of the foregoing (in whatever form or medium, including electronic media) (collectively, “Know-How”);

(3)           customer lists, supplier lists, pricing information, cost information, business and marketing research, plans and proposals and the like that are currently used, or currently conceived or currently developed for use, in the business of the Company Group (the “Customer Information”);

(4)           all trademarks, service marks, trade dress, trade names, logos, commercial symbols and corporate names, whether or not registered, together with all translations, adaptations, derivations and combinations thereof that are currently used, or currently conceived or currently developed for use, in the business of the Company Group, and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith;

Appendix B-107

(5)           all copyrightable works, whether or not registered, that are currently used, or currently conceived or currently developed for use, in the business of the Company Group, and all copyright applications, registrations and renewals in connection therewith;

(6)           all internet domain names, URLs and applications therefor, that are currently used, or currently conceived or currently developed for use, in the business of the Company Group; and

(7)           all computer software and programs in object code or source code form, databases and documentation and flow charts that are currently used, or currently conceived or currently developed for use, in the business of the Company Group.

b.              Notwithstanding the foregoing, Confidential Information and Business Opportunities shall not include information: (i) that at the date hereof is in the public domain; (ii) that has come within the public domain through no fault or action of Employee that has the obligation of confidentiality (provided, however, that the fact that general information may be in or become part of the public domain, in and of itself, does not exclude any specific information from the obligations of this Agreement); (iii) that after the date hereof has been obtained lawfully from any third party that was entitled to disclose such information; and/or (iv) that an Employee is compelled to disclose by any judicial or administrative order after having given prompt notice of such order to the Company. Specific aspects or details of the Confidential Information will not be deemed to be published, generally known in the trade or otherwise within the public domain, or to be in possession of Employee, merely because the aspects of the Confidential Information are embraced by general disclosures in the public domain or in Employee’s possession. In addition, any combination of aspects of the Confidential Information will not be considered in the public domain or in the possession of Employee merely because individual elements thereof are in the public domain or in Employee’s possession unless the combination and its principles are in the public domain or in Employee’s possession. The burden of proving these exceptions to the confidentiality and use provisions of this Agreement resides with Employee.

c.              Obligations with respect to Confidential Information. Employee agrees to:

(i)             hold the Confidential Information in strict confidence;

(ii)           not give, sell or disclose Confidential Information to any other third party, unless such party is an auditor or contractor hired by any member of the Company Group and then only upon written approval of the Board;

Appendix B-108

(iii)         not share or otherwise use the Confidential Information in violation of or in any manner inconsistent with the Company’s information protection and transfer policies in place from time to time, applicable privacy laws, applicable state and federal law, any other applicable laws, and GDPR (EU General Data Protection Regulation 2016/679) to the extent that it applies; and

(iv)          not share or otherwise use the Confidential Information in violation of or in any manner inconsistent with the Company’s policies or reasonable requests made by the Company from time to time.

For avoidance of doubt, nothing in this Agreement shall prevent Employee from responding to any lawful subpoena or legal process, or sharing any Confidential Information or other information with regulators or appropriate governmental agencies without notice to the Company, whether in response to subpoena or otherwise, under the whistleblower provisions of federal law or regulation, and no prior authorization or notification is required prior to Employee making any such reports or disclosures, provided that no attorney client privilege shall be waived.

11.           Trade Secrets. Employee acknowledges that Employee’s obligations under Section 10 are separate and distinct from Employee’s promise and obligation, affirmed by this Agreement, not to disclose or use the Company Group’s “Trade Secrets,” as defined by the applicable state statutory and common law and by federal law. During and at all times after the Term, Trade Secrets of the Company Group shall be subject to the maximum protections available under applicable law and no less protection than that provided by this Agreement applicable to “Confidential Information,” as described in Section 10. Employee further acknowledges and agrees that protection of the Company Group’s Trade Secrets is governed by Employee’s promises in this Agreement and by any applicable law.

12.           Protected Rights. Nothing in this Agreement prohibits Employee from reporting to any governmental authority information concerning possible violations of law or regulation. Provided Employee does so consistent with 18 U.S.C. § 1833, Employee may disclose trade secret information to a government official or to an attorney for the purposes of obtaining legal advice or use it in certain court proceedings without fear of prosecution or liability.

13.           Restrictive Covenants.

a.              Restricted Business; Restricted Territory. Employee expressly acknowledges that during the course of Employee’s employment with the Company, Employee will be provided with specialized knowledge, information and training with respect to the products and services of the Company Group. Employee acknowledges and agrees that Employee’s specialized knowledge, expertise and training will be of special value to the Company Group. Employee acknowledges: (i) that the Company Group engages in the business of middle market lending to borrowers in the United States (collectively, the “Restricted Business”); (ii) that, as of the date hereof, the Company Group conducts the Restricted Business across the United States (“Restricted Territory”); (iii) that Employee will, during the Term, customarily and regularly be engaged in the development, production and distribution of the products and services of the Company Group; (iv) that Employee has, during the Term, the primary duty of managing the Restricted Business; and (v) that Employee’s position is a position of trust and responsibility with access to Confidential Information, Work Product, Company Intellectual Property, Trade Secrets, information concerning employees of the Company Group, information concerning the customers and investors of the Company Group and information concerning prospective customers and investors of the Company Group.

Appendix B-109

b.              Noncompetition. Employee covenants and agrees that Employee will not, during the Term and for a period of twelve (12) months following Employee’s termination of employment for any reason (the “Restricted Period”), directly or indirectly (whether through an entity, employee or other agent of any kind) acquire, develop, own, operate, lease, manage, have any financial interest in or otherwise participate in the acquisition, development, ownership, operation, leasing, management or financing of, any business or enterprise involved in the Restricted Business or engaged in Competition with any member of the Company Group in the Restricted Territory. A person or entity (including, without limitation, Employee) shall be deemed to be engaging in “Competition” with a member of the Company Group if such person or entity either engages primarily in the Restricted Business or engages in any other type of business that comprises a significant portion of any member of the Company Group’s revenues as of the date of Employee’s termination and for which Employee had responsibility or authority, or about which business Employee received Confidential Information during the course of Employee’s employment. Notwithstanding the foregoing, the provisions of this Section 13(b) shall not be deemed to prohibit Employee’s (i) ownership of not more than two percent (2%) of the total shares of all classes of stock outstanding of any publicly held company or (ii) ability to invest, as a limited partner, in any private equity, mezzanine or similar investment fund, provided in either event Employee is solely a passive investor in such entity.

c.              No Interference with Customers. Employee covenants and agrees that during the Restricted Period, Employee will not, without the prior consent of the Board, solicit or attempt to solicit, directly or by assisting others, any Relevant Customer of any member of the Company Group for the purpose of selling to such Relevant Customer, any products or services which are the same as, or substantially similar to, or competitive with the Restricted Business or, to Employee’s knowledge, that are the same as, or substantially similar to, or competitive with the products or services sold by any member of the Company Group at such date in the Restricted Territory. “Relevant Customer” shall mean any person, firm or company that was a customer or client of, or was a prospective customer or client being actively sought by, any member of the Company Group during the twelve (12) month period immediately preceding the date of Employee’s termination (“Relevant Period”) and with whom Employee had material contact during the Relevant Period. For purposes of this Section 13, “material contact” shall mean contact between Employee and each Relevant Customer: (i) with whom or which Employee dealt on behalf of the Company or any member of the Company Group; (ii) whose dealings with the Company Group were coordinated or supervised by Employee; or (iii) about whom Employee obtained confidential information in the ordinary course of business as a result of Employee’s association with the Company Group.

Appendix B-110

d.              No Interference with Employees. Employee covenants and agrees that Employee shall not, during the Restricted Period, directly or indirectly (whether through an entity, employee or other agent of any kind) solicit or recruit any Restricted Employee or induce or attempt to induce any Restricted Employee to leave his or her employment with the Company or, to Employee’s knowledge, any member of the Company Group; provided, however, that general advertisements with respect to a position that are not directed to employees of any member of the Company Group will not violate the solicitation prohibition of this Section 13(d). “Restricted Employee” shall mean any individual who was employed by any member of the Company Group during the course of Employee’s term of employment and with whom Employee had material contact during the twelve (12) month period immediately preceding the date of Employee’s termination.

e.              Non-Disparagement. Both during and after Employee’s employment, he or she will not, whether in private or in public, directly or indirectly, make, publish, encourage, ratify, or authorize, or aid, assist or direct any other person or entity in making or publishing, any statements that in any way defame or disparage any member of the Company Group, or any of its directors or executive employees.

14.           Enforcement. Employee acknowledges and agrees that: (i) the provisions and covenants set forth in Sections 9 through 13 are in addition to, and not in lieu of, any rights or remedies that the Company Group may have available to it under any laws (including any law preventing the disclosure of Trade Secrets or other Confidential Information); (ii) any enforcement of the Sections 9 through 13 by the Company shall not be construed as a waiver of any other rights or remedies that the Company Group may possess at law or in equity absent this Agreement; (iii) on account of Employee’s service to the Company Group, Employee has been, and will in the future be, made aware of Trade Secrets and other valuable Confidential Information, including information relating to any member of the Company Group, and their respective customers, clients and employees, in each case that could be used to the great competitive disadvantage of, and cause great financial harm to, the Company Group if provided to any competitor; (iv) Sections 9, 10, 11 and 13 are necessary to prevent the use and disclosure of Trade Secrets and other Confidential Information, to protect the relationships between the Company Group members and their respective customers and employees, to protect the goodwill of the Company Group and to protect other legitimate business interests of the Company Group; and (v) all of the restrictive covenants are reasonable in all respects, including duration, territory and scope of activity restricted. Employee acknowledges and agrees that (1) the restrictions in Sections 9, 10, 11 and 13 shall be construed as separate agreements between Employee and the Company Group and shall be enforceable independent of, and in addition to, any other provision of this Agreement or any provision of any other agreement between Employee and the Company Group and (2) the existence of any claim or cause of action by Employee against any member of the Company Group, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the obligations imposed by Sections 9, 10, 11 and 13 on Employee. The time periods referenced in Section 13 shall be extended on a day-for-day basis for each day during which Employee is found by a court of competent jurisdiction to have violated the provisions of Section 13 in any respect, so that Employee is restricted from engaging in the activities prohibited by Section 13 for the full Restricted Period.

Appendix B-111

15.           Injunctive Relief. Employee acknowledges and agrees that the breach by Employee of Sections 9, 10, 11 and 13 will cause the members of the Company Group irreparable injury that cannot be adequately compensated by monetary damages alone. Therefore, Employee acknowledges and agrees that any member of the Company Group, without limiting any other legal or equitable remedies available to the member of the Company Group, shall be entitled to enforce this Agreement against Employee directly and shall be entitled to obtain equitable relief by injunction or otherwise from any court of competent jurisdiction, including injunctive relief to prevent any failure by Employee to comply with the terms and conditions of Sections 9, 10, 11 and 13.

16.           Company Property. All information, materials, documents, supplies, equipment and other property furnished to Employee by the Company Group in connection with performance of services under this Agreement will be and remain the sole property of the Company Group. On the date of the termination of Employee’s employment under this Agreement for any reason, or at any other time at the Company’s request, Employee must return to the Company Group all tangible and intellectual property in whatever form belonging to the Company Group (including, but not limited to, the Company Group vehicle, any laptops, computers, cell phones, wireless electronic mail devices or other equipment, or information, documents and other property).

17.           Non-Disclosure. Except as may be required by law, Employee shall not disclose the financial terms of this Agreement to any person or entity, except that this Agreement may be disclosed to: (a) Employee’s attorneys, accountants or financial or tax advisors; and (b) members of Employee’s immediate family; provided, however, that in the case of each of (a) and (b) such persons agree not to further reveal the terms of this Agreement.

18.           Insurance. If the Company desires at any time or from time to time during the Term to apply in its own name or otherwise for life, health, accident or other insurance covering Employee, the Company may do so at its sole cost and expense and may take out such insurance for any sum that the Company may deem necessary to protect its interests. Employee will have no right, title or interest in or to such insurance, but will, nevertheless, assist the Company in procuring and maintaining the same by submitting from time to time to the usual customary medical, physical and other examinations and by signing such applications, statements and other instruments as may reasonably be required by the insurance company or companies issuing such policies.

Appendix B-112

19.           Indemnification and Insurance. The Company shall indemnify, protect, defend and save Employee harmless from and against any threatened, pending, contemplated or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which Employee is made a party by reason of the fact that Employee is or was an officer, employee or agent of the Company, or any judgment, amount paid in settlement (with the consent of the Company), fine, loss, expense, cost, damage and reasonable attorneys’ fees incurred by reason of the fact that Employee is or was an officer, employee or agent of the Company; provided, however, that Employee acted in good faith and in a manner Employee reasonably believed to be in the best interests of the Company Group, and with respect to any criminal action or proceeding, had no reasonable cause to believe Employee’s conduct was unlawful. Employee also shall be indemnified under the Company’s LLC Agreement and By-Laws, and covered by directors’ and officers’ liability insurance policies that are the same as or equivalent to those the Company carries for its directors and other senior executives.

20.           Lock-Up.

a.       Definitions. For purposes of this Section 20 of this Agreement, the following terms shall have the meanings set forth below.

“Common Shares” means the shares of common stock, par value $0.001 per share, of Sierra.

“Lock-Up Period” means the period beginning on the date of the closing under the Merger Agreement and ending on the first anniversary of such closing[; provided, however, in the event of a termination by the Company without Cause or Employee terminates employment with Good Reason, the Lock-Up Period shall end as of the date of termination of employment].3

“Lock-Up Shares” means any Common Shares that the Employee acquires pursuant to the Merger Agreement, including any that have been Transferred to a Permitted Transferee in accordance with Section 20 hereof (and shall include any shares of capital stock of Sierra issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization). For the avoidance of doubt, Common Shares shall cease to be Lock-Up Shares hereunder as of the end of the Lock-Up Period.

“Merger Agreement” means that certain Agreement and Plan of Merger by and among Medley Management Inc., Sierra and Sierra Management, Inc. dated as of August 9, 2018.

3 [This proviso will not be included in employment agreements for the CEO or Vice Chair.]

Appendix B-113

“Permitted Transfer” means any of the following:

(a)       the Transfer of any Lock-Up Shares to one (1) or more Permitted Transferees;

(b)       the existence or creation of a testamentary power of appointment that may be exercised with respect to any Lock-Up Shares held by a trust; provided, however, that the Transfer of any Lock-Up Shares upon the exercise of a testamentary power of appointment to someone other than a Permitted Transferee shall not be a “Permitted Transfer” within the meaning of this paragraph (b) of this definition; or

(c)       any Transfer by will or pursuant to the Laws of descent and distribution by any Person described in the definition of Permitted Transferee.

“Permitted Transferee” means any of the following:

(a)       any Immediate Family Member of the Employee or any lineal descendant of any such Immediate Family Member; and

(b)       any trust for the direct or indirect benefit of the Employee or any Immediate Family Member of the Employee.

For purposes of this definition, “lineal descendants” shall not include individuals adopted after attaining the age of eighteen (18) years and the adopted individual’s descendants.

“Person” means and includes any natural person, general partnership, limited partnership, corporation, limited liability company, joint venture, real estate investment trust, business trust or other trust, cooperative, unincorporated association or other form of organization, whether or not a legal entity.

“Sierra” means Sierra Income Corporation, a Maryland corporation.

“Transfer” means, with respect to Lock-Up Shares: (i) any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, grant of an option, hypothecation, mortgage, exchange, transfer or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of law), or agreement to do any of the foregoing, of any interest (legal or beneficial) in any Lock-Up Shares; (ii) the entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or (iii) any public announcement of an intention to effect any transaction specified in clause (i) or (ii); provided, however, that the term “Transfer” does not include any revocable proxy granted by the Employee or a Permitted Transferee or any exercise of rights by an executor, administrator, trustee, committee, guardian, conservator or receiver of the Employee or a Permitted Transferee, including the sale of Lock-Up Shares to pay any applicable estate taxes.

Appendix B-114

b.       Restrictions on Transfer of Common Shares. The Employee agrees that, during the Lock-Up Period, Employee will not Transfer any Lock-Up Shares other than pursuant to a Permitted Transfer; provided, however, that upon any Permitted Transfer each Permitted Transferee in such Transfer shall agree in writing to be bound by the restrictions set forth in this Section 20.

c.       Legend. At the request of Sierra, all share certificates or share statements evidencing Lock-Up Shares shall bear or contain a legend or notation substantially in the following form (or in such other form as Sierra’s board of directors may determine):

THE SECURITIES REPRESENTED BY THIS [CERTIFICATE / STATEMENT] ARE SUBJECT TO RESTRICTIONS ON TRANSFER SPECIFIED IN AN EMPLOYMENT AGREEMENT WITH THE CORPORATION, AS THE SAME MAY BE AMENDED AND MODIFIED FROM TIME TO TIME, AND THE CORPORATION RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SPECIFIED CONDITIONS HAVE BEEN FULFILLED. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

The term “Corporation” shall mean Sierra for purposes of the above legend.

d.       Stop Transfer. Sierra and its transfer agent are hereby authorized to decline to make any Transfer of Lock-Up Shares if such Transfer would constitute a violation or breach of this Section 20 and the Employee agrees and consents to the entry of stop transfer instructions with Sierra’s transfer agent and registrar against any Transfer of the Lock-Up Shares not made in compliance with Section 20.

21.           Miscellaneous.

a.              Successors and Assigns; No Third-Party Beneficiaries. The rights and obligations of the Company under this Agreement shall be binding upon and shall inure to the benefit of the members of the Company Group and their successors and assigns. The rights and obligations of Employee under this Agreement shall be binding upon and shall inure to the benefit of the heirs and legal representatives of Employee. Employee may not assign this Agreement or any right or obligation hereunder, without the prior written consent of the Company. The Company may assign this Agreement or any right or obligation hereunder to (i) any member of the Company Group, (ii) any other entity in connection with any reorganization, change in capital structure or similar transaction or (iii) any other entity in connection with the sale of all or substantially all of the assets of the Company. For the avoidance of doubt, the Company’s right to assign this Agreement may be exercised without the prior written consent of Employee. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

Appendix B-115

b.              Waiver; Amendments. Any waiver by either party of a breach of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of such provision of this Agreement. The failure of either party to insist on strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive either party of the right thereafter to insist on strict adherence to that term or any other term of this Agreement. Neither this Agreement nor any part of it may be waived, changed or terminated orally, and any waiver, amendment or modification must be in a writing signed by Employee and the Company.

c.              Governing Law; Choice of Forum. This Agreement will be governed and construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law rules. Employee hereby submits to the exclusive jurisdiction and venue of the federal and state courts located in New York, New York for resolution of any and all claims, causes of action or disputes arising out of, related to or otherwise concerning this Agreement, and Employee agrees to waive any claim relating to forum non conveniens. EACH OF THE PARTIES FURTHER ACKNOWLEDGES AND AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, OF ANY KIND OR NATURE BROUGHT BY EITHER PARTY ARISING OUT OF THE INTERPRETATION, ENFORCEMENT OR BREACH OF THIS AGREEMENT SHALL BE RESOLVED BY A JUDGE ALONE, AND BOTH PARTIES HEREBY WAIVE AND FOREVER RENOUNCE THE RIGHT TO A TRIAL BEFORE A CIVIL JURY OF ANY SUCH SUIT, ACTION OR PROCEEDING.

d.              Legal Fees and Expenses. The Company will pay legal fees and expenses incurred by Employee in connection with the drafting and negotiation of this Agreement and any related agreements.

e.              Entire Agreement; Construction. This Agreement and any further agreements dated as of the date hereof and relating to the subject matter described herein contains the entire understanding of the parties relating to the subject matter of this Agreement and supersede all other prior written or oral agreements, understandings or arrangements between the parties relating to the subject matter hereof. Employee acknowledges and agrees that the compensation paid under the terms of this Agreement shall be in full satisfaction of any amounts due in connection with Employee’s employment with the Company and members of the Company Group. Employee acknowledges that, in entering into this Agreement, Employee did not rely and has not relied on any statements or representations not contained in this Agreement. The parties acknowledge and agree that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

Appendix B-116

f.               Severability. Any term or provision of this Agreement that is determined to be invalid or unenforceable by any court of competent jurisdiction in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and such invalid or unenforceable provision shall be modified by such court so that it is enforceable to the extent permitted by applicable law.

g.              Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 19(g)):

If to the Company:	Medley Capital LLC

280 Park Avenue, 6th Floor East

New York, New York 10017

with a copy to:	Sullivan & Worcester LLP

1666 K Street, N.W., Suite 700

Washington, DC 20006

Attention: David Leahy, Esq.

If to Employee:	[______]

with a copy to:	[______]

h.              Section 409A Compliance. Although the Company makes no guarantee with respect to the tax or other treatment of payments or benefits under this Agreement and shall not be responsible in any event with regard to this Agreement’s compliance with Section 409A, payments under this Agreement are intended to be exempt from or comply with the applicable requirements of Section 409A and shall be limited, construed and interpreted in a manner so as to comply therewith. In furtherance of the foregoing:

(i)             notwithstanding any provision of this Agreement to the contrary, to the extent any payment hereunder constitutes deferred compensation subject to Section 409A, and if Employee is a “specified employee” as defined for purposes of Section 409A, then all payments to be made to Employee hereunder due to the termination of Employee’s employment shall not be paid, or commence to be paid, until the earlier of (1) the date that is immediately following the date that six (6) months after the date that Employee’s employment is terminated or (2) the date of Employee’s death following such a separation from service. Upon the expiration of the preceding period, any payments that would have otherwise been made during that period (whether in a single sum or in installments) in the absence of this provision shall be paid to Employee or Employee’s beneficiary in one lump sum (without interest).

Appendix B-117

(ii)           notwithstanding any provision of this Agreement to the contrary, Employee’s employment with the Company Group shall not be deemed to have been terminated unless and until Employee has had a “separation from service,” as determined under Section 409A;

(iii)         each payment that is part of a series of payments shall be a single payment for purposes of Section 409A; and

(iv)          any taxable reimbursements under this Agreement, including, without limitation, those under Section 21(d), will be made no later than the end of the calendar year following the calendar year the expense was incurred. For purposes of complying with Section 409A, any such reimbursements and any in-kind benefit under this Agreement will be subject to the following: (1) payment of such reimbursements or in-kind benefits during one calendar year will not affect the amount of such reimbursement or in-kind benefits provided during a subsequent calendar year; and (2) such reimbursement benefit or rights or in-kind benefits may not be exchanged or substituted for another form of compensation to Employee.

i.               Survival. The representations, warranties, covenants and other agreements contained herein, which by their nature are intended to survive the termination of Employee’s employment with the Company Group, shall survive such termination (regardless of the reason for such termination) in accordance with their stated terms.

j.               Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one agreement. Any photocopy or scanned copy in portable document format (PDF) shall be deemed an original copy for all purposes.

EMPLOYEE	COMPANY

Signed:	Signed:

Date:	Name:

Title:

Date:

Appendix B-118

Exhibit A

GENERAL RELEASE OF CLAIMS

This General Release of Claims (the “Release”) is being executed and delivered in accordance with Section 8(h) of the Employment Agreement between Medley Capital LLC and you. Each capitalized term used in this Release without definition has the meaning given to such term in the Agreement. This Release must be signed and dated no later than forty-five (45) days after you receive it. You will have [seven (7) days] after signing this Release to revoke your signature by delivering a signed notice of revocation to the Company. This Release will become binding on the eighth day after the Release is signed unless you have revoked your signature. You have the right to consult with an attorney prior to signing this Release.

In exchange for the promises and payments described in the Agreement, you (on behalf of yourself and your heirs, executors, administrators and assigns) hereby release and forever discharge the Company Group, its divisions, subsidiaries and affiliates, and all of their respective present and former directors, officers, shareholders, trustees, employees, agents, representatives, consultants, successors and assigns in their official and individual capacities (collectively, the “Released Parties”), from any and all suits, claims, demands, debts, sums of money, damages, interest, attorneys’ fees, expenses, actions, causes of action, judgments, accounts, promises, contracts, agreements, and any and all claims of law or in equity, whether now known or unknown, which you now have or ever had against the Released Parties, or any of them, including, but not limited to, any claims under Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, the Family and Medical Leave Act, the Age Discrimination in Employment Act (“ADEA”), the Older Workers Benefit Protection Act of 1990, 29 U.S.C. § 626(f) (“OWBPA”), the Worker Adjustment Retraining and Notification Act (“WARN”), the Genetic Information Nondiscrimination Act, any state antidiscrimination law that is analogous to the foregoing, and any other federal, state or local statute, regulation, ordinance or common law creating employment-related causes of action, and all claims related to or arising out of your employment or the termination of your employment with the Company Group. You also waive any right you may have to recover any compensation or damages in any action against any of the Released Parties brought by any governmental entity on your behalf or on behalf of any class of which you may be a member. You hereby represent that you have not previously filed or joined in any complaints, charges or lawsuits against the Company Group pending before any governmental agency or court of law relating to your employment and/or the termination thereof.

CALIFORNIA ONLY (Delete highlighted section if outside of California)

In giving this Release, you specifically agree to waive the provisions of Section 1542 of the California Civil Code (and any other similar provisions of other applicable law), which section reads as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Appendix B-119

MASSACHUSETTS ONLY (Delete highlighted section if outside of Massachusetts)

In giving this Release, you specifically agree to waive the provisions of the Massachusetts Wage Act, G.L. c. 149 and in so doing you explicitly waive any claims for unpaid wages.

This Release shall not apply to: (1) any vested interest you may have in any 401(k), pension or profit sharing plan, equity compensation agreement or any other employee benefit plan by virtue of your employment with the Company Group; (2) any claims that may arise after this Release is signed; (3) any claim that may not be waived by law; and (4) any right you may have to indemnification and/or advancement of legal fees by the Company Group or under its director’s and officer’s liability insurance coverage, under any agreement between you and the Company Group, under any provision of the Company Group’s bylaws or plans, or by application of law.

IN WITNESS WHEREOF, the undersigned has executed this Release as of this ___ day of _____________, 20__.

___________________________________

Appendix B-120

EXHIBIT B-2

Employees and Economic Terms

Appendix B-121

	Base Salary	2018 Annual Bonus (% of Base)	2018 Annual Bonus ($)	Cash Portion of 2018 Annual Bonus	% of Total Bonus	RSU Award Portion of 2018 Annual Bonus	% of Total Bonus	Total (Base Plus 2018 Annual Bonus)
Brook Taube, Chief Executive Officer and Board Member	$600,000	533.3%	$3,200,000	$1,200,000	37.5%	$2,000,000	62.5%	$3,800,000
Seth Taube, Vice Chairman	$480,000	364.6%	$1,750,000	$600,000	34.3%	$1,150,000	65.7%	$2,230,000
Jeffrey Tonkel, President	$480,000	364.6%	$1,750,000	$600,000	34.3%	$1,150,000	65.7%	$2,230,000
Richard Allorto, Chief Financial Officer	$360,000	361.1%	$1,300,000	$450,000	34.6%	$850,000	65.4%	$1,660,000
John Fredericks, General Counsel and Chief Compliance Officer	$360,000	361.1%	$1,300,000	$450,000	34.6%	$850,000	65.4%	$1,660,000

Appendix B-122

Appendix C

August 9, 2018

Special Committee of the Board of Directors

of Sierra Income Corporation
c/o Sullivan & Worcester LLP

1666 K Street NW

Washington, D.C. 20006

Ladies and Gentlemen:

We understand that Sierra Income Corporation (“SIC”) proposes to enter into (i) an Agreement and Plan of Merger with Medley Capital Corporation (“MCC”) (the “MCC Agreement”) and (ii) an Agreement and Plan of Merger with Medley Management Inc. (“MDLY”) and a subsidiary of SIC (“Merger Sub”) (the “MDLY Agreement” and, together with the MCC Agreement, the “Agreements”). The MCC Agreement provides, among other things, that SIC will acquire MCC for shares of SIC common stock, par value $0.001 per share (the “SIC Common Stock”), and the MDLY Agreement provides, among other things, that SIC will acquire MDLY for a combination of cash and shares of SIC Common Stock (collectively, the “Transactions”).

Pursuant to the MCC Agreement, MCC will merge with and into SIC, with SIC surviving the merger, and each issued and outstanding share of MCC Common Stock, par value $0.001 per share (the “MCC Common Stock”) (other than such shares owned by SIC or by any wholly owned subsidiary of MCC or SIC) will be converted into the right to receive 0.805 shares of SIC Common Stock (the “MCC Consideration”). Pursuant to the MDLY Agreement, MDLY will merge with and into Merger Sub, with Merger Sub surviving the merger, and (i) each issued and outstanding share of MDLY Class A Common Stock, par value $0.01 per share (the “MDLY Common Stock”) (other than such shares owned by SIC or by any wholly owned subsidiary of MDLY or SIC) will be converted into the right to receive (1) 0.3836 shares of SIC Common Stock, (2) cash in an amount equal to $3.44 per such share and (3) a per-share dividend adjustment amount more fully described in a formula set forth in the MDLY Agreement (the “MDLY Consideration”) and (ii) each issued and outstanding share of MDLY Class B Common Stock, par value $0.01 per share, will be canceled. The MCC Consideration and the MDLY Consideration are collectively referred to herein as the “Total Consideration”. The terms and conditions of the Transactions are more fully set forth in the Agreements.

You have asked for our opinion as to whether the Total Consideration to be paid and issued by SIC in the Transactions, considered as a whole and not in separate parts, is fair to SIC from a financial point of view.

Appendix C-1

Special Committee of the Board of Directors

of Sierra Income Corporation

August 9, 2018

In connection with the opinion set forth herein, we have:

1.	Reviewed certain audited and unaudited financial information, and other business and operating data, regarding SIC, MCC and MDLY;
2.	Reviewed certain financial projections relating to MCC (the “MCC Projections”) prepared by the management of MDLY, which manages MCC, and discussed with the management of MDLY its assessment as to the relative likelihood of achieving the MCC Projections;
3.	Reviewed certain financial projections relating to MDLY prepared by the management of MDLY (the “MDLY Projections”) and discussed with the management of MDLY its assessment as to the relative likelihood of achieving the MDLY Projections;
4.	Reviewed certain financial projections relating to SIC (the “SIC Projections”) prepared by the management of MDLY, which manages SIC, and discussed with the management of MDLY its assessment as to the relative likelihood of achieving the SIC Projections;
5.	Discussed the past and current business, operations, financial condition and prospects of each of MCC and MDLY with members of senior management of MDLY, and discussed the past and current business, operations, financial condition and prospects of SIC, including after giving effect to the Transactions and the strategic and financial benefits anticipated by the management of MDLY to result therefrom, with members of senior management of MDLY;
6.	Reviewed the recent stock price performance of the MDLY Common Stock and a comparison with the stock price performance of certain other comparable companies, the securities of which are publicly traded;
7.	Reviewed the recent stock price performance of the MCC Common Stock and a comparison with the average and median trading prices of certain business development companies that are, in our judgment, comparable in certain respects to MCC, and the securities of which are publicly traded;
8.	Reviewed the anticipated pro forma impact of the Transactions on SIC’s net interest income, net asset value and financial ratios;
9.	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;
10.	Compared the financial performance of MCC and MDLY and the prices and trading activity of the MCC Common Stock and the MDLY Common Stock with that of certain other publicly traded companies comparable in certain respects with MCC and MDLY, respectively, and their securities;

Appendix C-2

Special Committee of the Board of Directors

of Sierra Income Corporation

August 9, 2018

11.	Reviewed the Tax Receivable Agreement, dated September 23, 2014, between MDLY and the holders of units in Medley LLC (the “TRA”), and the proposed treatment of the TRA under the Agreements;
12.	Reviewed drafts of the Agreements, each dated August 9, 2018 (the “Draft Agreements”) and certain related documents; and
13.	Performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by SIC, MCC or MDLY, and that formed a substantial basis for this opinion. We have further relied upon assurances of the management of MDLY, which also manages SIC and MCC, that they are not aware of any facts or circumstances that would make such information inaccurate or misleading and that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of SIC, MCC or MDLY since the respective dates of the most recent financial statements and other information, financial or otherwise, relating to SIC, MCC or MDLY, respectively, made available to us by the SIC, MCC or MDLY.

We have assumed with your consent that:

1.	The final executed Agreements will not differ in any respect material to our analysis or this opinion from the Draft Agreements;
2.	The MCC Projections and the MDLY Projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of MDLY, which manages MCC, of the future financial performance of each of MCC and MDLY on a standalone basis, respectively;
3.	The SIC Projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of MDLY, which manages SIC, of the future financial performance of SIC on a standalone basis and following the acquisition of MCC and MDLY, respectively;
4.	The Transactions will be consummated in accordance with the terms set forth in the Agreements without any waiver, amendment or delay of any terms or conditions in any manner that would be material to our opinion;
5.	The revenues and earnings projected in the SIC Projections (and, following the Transactions, the revenues and earnings projected in the MCC Projections and the MDLY Projections) will be realized in the amounts and at the times projected in all respects material to our analysis;

Appendix C-3

Special Committee of the Board of Directors

of Sierra Income Corporation

August 9, 2018

6.	The Transactions will not result in the assumption or other acquisition of any tax, regulatory or other liabilities (including liabilities of MCC and MDLY and their respective subsidiaries) beyond those provided for in the Agreements, the realization of which liabilities provided for in the Agreements we assume with your consent would not have a material impact on the value of SIC, and the rate of taxation applied to certain earnings of SIC included in the SIC Projections and the rate of taxation applicable to MDLY included in the MDLY projections will be experienced as projected following consummation of the Transactions;
7.	In connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the Transactions, no delays, limitations, conditions (including any required divestitures) or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the Transactions;
8.	The representations and warranties of SIC, MCC and MDLY contained in the Agreements are accurate and complete in all respects material to our analysis; and
9.	The Transactions will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

We have further advised you of the following several important factors and assumptions that underlie our opinion expressed herein, the first four of which form the bases for important parts of the analysis we have used in reaching the opinion expressed herein, and we would be unable to deliver this opinion were any of these factors or assumptions to be incorrect in any material respect:

1.	First, it is our view that, were the shares of SIC Common Stock to be listed and traded on a national securities exchange, such shares, on a fully distributed basis, would trade at a substantial discount to SIC’s net asset value.
2.	Second, we have assumed with your consent that SIC and its affiliates (including MDLY), pro forma for the Transactions, would, absent the tax relief afforded by the cancellation of and transfer of benefits under the TRA, pay taxes in the full amounts and at the times projected by the management of MDLY and that the taxes resulting from the results of operations of MDLY in each year in which tax benefits are available under the TRA would be in excess of the tax benefits afforded by the TRA.
3.	Third, we have assumed with your consent that MDLY, following its acquisition by SIC, will be treated as a portfolio investment of SIC for accounting purposes and that MDLY’s financial results will not be consolidated into the financial statements of SIC.

Appendix C-4

Special Committee of the Board of Directors

of Sierra Income Corporation

August 9, 2018

4.	Fourth, we have assumed with your consent that the United States Securities and Exchange Commission (the “SEC”) will grant exemptive relief consistent with that addressed in the Eversheds Sutherland memorandum to the SEC dated July 5, 2018 without qualification or modification to the Transactions.
5.	Finally, with your consent, we have considered the fairness of the Total Consideration to be paid on an aggregate basis, including the combined amount of the MDLY Consideration and the MCC Consideration to be paid to the stockholders of MDLY and MCC, respectively. We are not expressing any opinion as to the fairness to SIC of the portion of the Total Consideration to be paid to each of the stockholders of MDLY and the stockholders of MCC on separate bases. Furthermore, we are not expressing any opinion as to the relative proportion of cash and shares of SIC Common Stock constituting the MDLY Consideration.

We are not legal, tax, accounting, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessments of SIC and its legal, tax, accounting, and regulatory advisors with respect to legal, tax, accounting, and regulatory matters.

We have not made any independent valuation or appraisal of SIC, MCC, MDLY or their respective assets or liabilities, we have not relied upon any such valuations or appraisals furnished to us, and this opinion does not constitute or imply any particular valuation of SIC. In arriving at our opinion, we have not conducted a physical inspection of SIC, MCC, MDLY or their respective assets. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. Without limiting the generality of the foregoing, this opinion does not in any manner address the prices at which the SIC Common Stock will trade after the announcement or consummation of the Transactions or at any other time.

We have acted as financial advisor to the Special Committee of the Board of Directors of SIC in connection with the Transactions and will receive a fee for rendering this opinion and a fee for our services, which fee for our services was previously paid. In addition, SIC has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. In the two years prior to the date hereof, we have not provided services to SIC or MCC, but we have provided financial advisory services to MDLY as disclosed in the engagement letter between Broadhaven Securities LLC and the Special Committee of the Board of Directors of SIC dated July 2, 2018 (the “Engagement Letter”). We may seek to provide financial advisory and other services to SIC or MDLY in the future and would expect to receive fees for rendering those services.

Appendix C-5

Special Committee of the Board of Directors

of Sierra Income Corporation

August 9, 2018

This opinion has been approved by a committee of Broadhaven Capital Partners in accordance with our customary practice. This opinion does not constitute a recommendation as to how any stockholder of SIC, MCC or MDLY should vote with respect to the Transactions or any other matter. We have not been requested to opine as to, and our opinion does not in any manner address, the underlying business decision by SIC to proceed with or effect the Transactions or the likelihood of consummation of the Transactions. Furthermore, we have not given any advice as to, nor does our opinion in any way address, the fairness of the Transactions to any other person or entity, including but not limited to MDLY or its stockholders. Our opinion does not address the relative merits of the Transactions as compared to any other transaction or business strategy in which SIC might engage. This opinion does not address the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transactions, or any such class of persons, relative to the Total Consideration. This opinion is for the information of the Special Committee of the Board of Directors of SIC only and, subject to the terms and conditions of the Engagement Letter, this opinion may not be used for any other purpose, quoted or referred to orally or in writing, or reproduced or disseminated, by SIC or its agents, without our prior written consent, except that a copy of this opinion may be included in its entirety and, subject to Broadhaven’s prior review and approval (not to be unreasonably withheld or delayed), any summary of, or other description of, this opinion may be included, if required by applicable law or the rules and regulations of any applicable stock exchange, in any filing made by SIC in respect of the Transactions with the SEC or such exchange.

Based on and subject to the foregoing, including the various assumptions, limitations and qualifications set forth herein, we are of the opinion that, as of the date hereof, the Total Consideration to be paid and issued by SIC in the Transactions, considered as a whole and not in separate parts, is fair to SIC from a financial point of view.

Very truly yours, /s/ Broadhaven Capital Partners Broadhaven Capital Partners

Appendix C-6

Appendix D

August 9, 2018

Special Committee of the Board of Directors

Medley Capital Corporation

280 Park Avenue, 6th Floor East

New York, NY 10017

Ladies and Gentlemen:

Medley Capital Corporation (the “Company”) and Sierra Income Corporation (“SIC”) are proposing to enter into an Agreement and Plan of Merger (the “MCC Agreement”) pursuant to which the Company will merge with and into SIC, with SIC being the surviving corporation (the “MCC Merger”). In addition, contemporaneously with the execution of the MCC Agreement, SIC, its wholly-owned subsidiary, Sierra Management Inc. (“Merger Sub”), and Medley Management Inc. (“MDLY”) are proposing to enter into a separate Agreement and Plan of Merger (the “MDLY Agreement” and, together with the MCC Agreement, the “Agreements”) pursuant to which MDLY will merge with and into Merger Sub, with Merger Sub being the surviving corporation (the “MDLY Merger” and, together with the MCC Merger, the “Transaction”). The Agreements provide that the closing of each of the MCC Merger and MDLY Merger is conditioned upon the closing of the other. Pursuant to the terms of the MCC Agreement, at the Effective Time, each share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, excluding certain shares of Company Common Stock as specified in the MCC Agreement, will be converted into the right to receive 0.8050 of a share of common stock (“SIC Common Stock”), par value $0.001 per share, of SIC(the “Merger Consideration”). Capitalized terms used herein without definition have the meanings assigned to them in the MCC Agreement. The terms and conditions of the Transaction are more fully set forth in the Agreements. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of Company Common Stock (other than SIC, MDLY and their respective affiliates).

Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”, “we” or “our”), as part of its investment banking business, is regularly engaged in the valuation of financial services companies and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed and considered, among other things: (i) the MCC Agreement, dated August 9, 2018, and the MDLY Agreement, dated August 9, 2018; (ii) certain publicly available financial statements and other historical financial information of the Company, SIC and MDLY that we deemed relevant; (iii) certain financial projections for the Company, SIC and MDLY for the calendar years 2018 and 2019 and estimated net asset values of the Company and SIC, all as provided by the senior management of MDLY (which is the parent of the investment advisers that externally manage and advise the Company and SIC); (iv) the pro forma financial impact of the Transaction on SIC and also with respect to certain financial metrics of the Company, based on certain assumptions relating to cost savings, purchase accounting adjustments, transaction expenses and tax benefits, as provided by the senior management of MDLY; (v) the publicly reported historical price and trading activity for Company Common Stock; (vi) a comparison of certain financial information for the Company and SIC with similar companies for which information is publicly available; (vii) the financial terms of certain recent business combinations in the business development company industry, to the extent publicly available; (viii) the current market environment generally and the business development company industry environment in particular; and (ix) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant. We also discussed with certain members of the senior management of MDLY and its representatives the respective businesses, financial condition, results of operations and prospects of the Company, SIC and MDLY.

Appendix D-1

In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to and reviewed by us from public sources, that was provided to us by the Company, SIC, MDLY or their respective representatives or that was otherwise reviewed by us, and we have assumed such accuracy and completeness for purposes of rendering this opinion without any independent verification or investigation. We further have relied on the assurances of the senior management of MDLY that it is not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to undertake, and have not undertaken, an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or perform an appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of the Company, SIC, MDLY or any of their respective subsidiaries, nor have we been furnished with any such evaluations or appraisals. We render no opinion or evaluation on the collectability of any assets or the future performance of any loans or other investments of the Company or SIC. We have not reviewed any individual credit files relating to the Company or SIC.

In preparing its analyses, Sandler O’Neill used certain financial projections for the Company, SIC and MDLY for the calendar years 2018 and 2019 and estimated net asset values of the Company and SIC, all as provided by the senior management of MDLY. Sandler O’Neill also received and used in its pro forma analyses certain assumptions relating to cost savings, purchase accounting adjustments, transaction expenses and tax benefits, as provided by the senior management of MDLY. With respect to the foregoing information, the senior management of MDLY confirmed to us that such information reflected the best currently available estimates and judgments of such senior management as to the future financial performance of the Company, SIC and MDLY and the other matters covered thereby. We assumed that the future financial performance reflected in all of the foregoing information used by Sandler O’Neill would be achieved, and we express no opinion as to such information, or the assumptions on which such information is based. We have also assumed that there has been no material change in the respective assets, financial condition, results of operations, businesses or prospects of the Company, SIC or MDLY since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analyses that the Company, SIC and MDLY will remain as going concerns for all periods relevant to our analyses.

We have also assumed, with your consent, that (i) each of the parties to the Agreements will comply in all material respects with all material terms and conditions of the Agreements and all related agreements, that all of the representations and warranties contained in such agreements are true and correct in all material respects, that each of the parties to such agreements will perform in all material respects all of the covenants and other obligations required to be performed by such party under such agreements and that the conditions precedent in such agreements are not and will not be waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, SIC or the benefits contemplated by the Transaction or any related transaction, (iii) the Transaction and any related transactions (including, without limitation, the acquisition by MDLY of all of the outstanding units of its subsidiary Medley LLC not already owned by MDLY, the termination by MDLY of its existing tax receivables agreement and the final dividend to be paid by MCC pursuant to the MCC Agreement) will be consummated in accordance with the terms of the Agreements without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements, and (iv) the Transaction will qualify as a tax-free reorganization for federal income tax purposes. Finally, with your consent, we have relied upon the advice that the Company has received from its legal, accounting and tax advisors as to all legal, accounting and tax matters relating to the Transaction and the other transactions contemplated by the Agreements. We express no opinion as to any such matters.

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We express no opinion as to the trading values of Company Common Stock or SIC Common Stock at any time or what the value of SIC Common Stock will be once it is actually received by the holders of Company Common Stock.

Appendix D-2

We have acted as the financial advisor to the Special Committee of the Board of Directors of the Company in connection with the MCC Merger and will receive a fee for our services, the substantial portion of which fee is contingent upon consummation of the MCC Merger. We will also receive a fee for rendering this opinion, which opinion fee will be credited in full towards the transaction fee becoming payable to us upon closing of the MCC Merger. The Company has also agreed to indemnify us against certain claims and liabilities arising out of our engagement and to reimburse us for certain of our out-of-pocket expenses incurred in connection with our engagement. In connection with our engagement, we were not asked to, and did not, solicit indications of interest in a potential transaction with the Company from other parties. We have not provided any other investment banking services to the Company, SIC or MDLY in the two years preceding the date of this opinion. In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to the Company, SIC, MDLY and their respective affiliates. We may also actively trade the equity and debt securities of the Company, MDLY and their respective affiliates for our own account and for the accounts of our customers.

Our opinion is directed to the Special Committee of the Board of Directors of the Company (in its capacity as such) in connection with its consideration of the MCC Agreement and the MCC Merger and does not constitute a recommendation to any shareholder of the Company as to how any such shareholder should vote at any meeting of shareholders called to consider and vote upon the approval of the MCC Agreement and the MCC Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Merger Consideration to the holders of Company Common Stock (other than SIC, MDLY and their respective affiliates) and does not address the underlying business decision of the Company to engage in the MCC Merger, the form or structure of the Transaction or any other transactions contemplated in the Agreements, the relative merits of the Transaction as compared to any other alternative transactions or business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. We also do not express any opinion as to the fairness of the amount or nature of the compensation to be received in the Transaction by any officer, director or employee of the Company or SIC, or any class of such persons, if any, relative to the compensation to be received in the MCC Merger by any other shareholder. We further express no opinion as to the fairness of the consideration to be paid by SIC in connection with the MDLY Merger (including, without limitation, the relative fairness of such consideration and the Merger Consideration) or any term or aspect of the new investment advisory agreement to be entered into by SIC, which is to be effective as of the Effective Time. This opinion has been approved by Sandler O’Neill’s fairness opinion committee. This opinion shall not be reproduced without Sandler O’Neill’s prior written consent; provided, however, Sandler O’Neill will provide its consent for the opinion to be included in regulatory filings to be completed in connection with the MCC Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair to the holders of Company Common Stock (other than SIC, MDLY and their respective affiliates) from a financial point of view.

Very truly yours,

Appendix D-3

Appendix E

745 Seventh Avenue New York, NY 10019 United States

CONFIDENTIAL

August 9, 2018

Special Committee of the Board of Directors of Medley Management Inc.

280 Park Avenue

6th Floor East

New York, NY 10017

Ladies and Gentlemen:

We understand that Medley Management Inc. (the “Company”) intends to enter into a transaction (the “Proposed Transaction”) with Sierra Income Corporation (“SIC”) and Medley Capital Corporation (“MCC”) (together, the “Counterparties”), pursuant to which (a) MCC will merge with and into SIC, with SIC as the surviving company (the “Merger”); (b) simultaneously, the Company will merge with and into Sierra Management, Inc., a Delaware corporation and wholly-owned subsidiary of SIC (“Merger Sub”); and (c) each share of Class A Common Stock, par value $0.01 per share, of the Company (the “Company Shares”), issued and outstanding (other than Company Shares owned by SIC or any wholly-owned subsidiary of SIC or the Company and any dissenting shares) held by Public Stockholders (as defined below) shall (x) be entitled to receive two special dividends totaling $0.65 payable in connection with the Merger and (y) be converted into the right to receive (i) $3.44, (ii) 0.3836 shares of the common stock, par value $0.001 per share, of SIC (the “SIC Shares”) and (iii) certain shortfall amounts in the event the special dividends are not paid in full ((x) and (y), collectively, the “Consideration”). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger by and among the Company, SIC and Merger Sub dated as of August 9, 2018 (the “Agreement”). The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.

We have been requested by the Special Committee of the Board of Directors of the Company (the “Special Committee”) to render our opinion with respect to the fairness, from a financial point of view, to the non-management holders of Company Shares (the “Public Stockholders”) of the Consideration to be offered to such stockholders in connection with the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any of the parties to the Proposed Transaction, or any class of such persons, relative to the Consideration to be offered to the Public Stockholders in the Proposed Transaction. Our opinion does not address the relative merits of the Proposed Transaction as compared to any other transaction or business strategy in which the Company might engage.

Appendix E-1

745 Seventh Avenue New York, NY 10019 United States

In arriving at our opinion, we reviewed and analyzed: (1) a draft of the Agreement, dated as of August 9, 2018, and the specific terms of the Proposed Transaction; (2) a draft of the Agreement and Plan of Merger by and among MCC and SIC dated as of August 9, 2018; (3) publicly available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018; (4) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company and financial projections of the Company prepared by management of the Company (the “Company Projections”); (5) financial and operating information with respect to the business, operations and prospects of MCC and SIC, including financial projections of each of MCC and SIC prepared by management of the Company as investment advisor and manager of MCC and SIC, respectively (the “Counterparties’ Projections”, and together with the Company Projections, the “Projections”); (6) pro forma financial projections for SIC after giving effect to the Proposed Transaction, including cost savings, operating synergies and other strategic benefits prepared by the management of the Company (“Proforma Projections”); (7) a trading history of the Company Shares from September 24, 2014 to August 8, 2018 and a trading history of the MCC Shares from September 24, 2014 to August 8, 2018; (8) a comparison of the historical dividend performance of the Company with those of the Counterparties; (9) a comparison of the historical financial results and present and projected financial condition of the Company with those of other asset management companies (“AMCs”) that we deemed relevant; (10) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions involving AMCs that we deemed relevant; (11) a comparison of the pro forma market position of SIC following the Proposed Transaction with those of other business development companies that we deemed relevant; (12) published estimates of independent research analysts with respect to the future financial performance and price targets of the Company; (13) information provided to us by the Company and its advisors with respect to the results of previous efforts by the Company and its advisors to solicit indications of interest from third parties with respect to a sale of the Company; (14) the Investment Advisory Agreement between SIC Advisors LLC (an affiliate of the Company) and SIC, dated April 5, 2012; and (15) the Investment Management Agreement between MCC Advisors LLC (an affiliate of the Company) and MCC, dated January 19, 2011. In addition, we have had discussions with the management of the Company, including in its capacity as investment advisor and manager of MCC and SIC, respectively, concerning the business, operations, assets, financial condition and prospects of each of the Company, MCC and SIC and of SIC individually and on a pro forma basis and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Company Projections and the Proforma Projections, upon the advice of management of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of each of the Company and of SIC on a pro forma basis, including as to the amount and timing of synergies expected to be realized. We have also assumed that each will perform substantially in accordance with such projections. With respect to the Counterparties’ Projections, upon the advice of management of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of the Company and of its subsidiary that is the investment advisor and manager of MCC and SIC, respectively, as to the future financial performance of each of MCC and SIC. We have also assumed that each will perform substantially in accordance with such projections. Pursuant to the Special Committee’s instructions, we have relied on and utilized the Projections and Proforma Projections in connection with our analysis and our opinion. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. In addition, you have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to the purchase of all or a part of the Company’s business. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter. We express no opinion as to the prices at which the Company Shares would trade following the announcement of the Proposed Transaction or prices at which SIC Shares would trade following consummation of the Proposed Transaction. Our opinion should not be viewed as providing any assurance that the market value of the SIC Shares to be held by the stockholders of the Company after the consummation of the Proposed Transaction will be in excess of the market value of common stock of the Company owned by such stockholders at any time prior to the announcement or consummation of the Proposed Transaction.

Appendix E-2

745 Seventh Avenue New York, NY 10019 United States

We have assumed that the executed Agreement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Consideration to be offered to the Public Stockholders in the Proposed Transaction is fair to such stockholders.

We have acted as financial advisor to the Special Committee in connection with the Proposed Transaction and will receive fees for our services a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our reasonable expenses and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking services for the Company and the Counterparties in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. However, in the past two years, we have not performed any investment banking or financial services for the Company or the Counterparties for which we have earned fees.

Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses, including investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and the Counterparties for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Special Committee and, to the extent determined by the Special Committee, the Board of Directors of the Company and is rendered to the Special Committee in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any Public Stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

Very truly yours,

/s/ Barclays Capital Inc. BARCLAYS CAPITAL INC.

Appendix E-3

Appendix F

PERSONAL AND CONFIDENTIAL

August 9, 2018

Board of Directors
Medley Management Inc.
280 Park Avenue

6th Floor East
New York, NY 10017

Gentlemen:

Attached is our opinion letter, dated August 9, 2018 (“Opinion Letter”), with respect to the fairness from a financial point of view to the holders (other than Sierra Income Corporation (“SIC”), Medley Capital Corporation and any of their respective affiliates, the holders of Units (as defined therein), the holders of the Medley Restricted Units (as defined therein) and the holders of the MDLY RSUs (as defined therein)) of the outstanding shares of Class A common stock, par value $0.01 per share (the “Shares”), of Medley Management Inc. (the “Company”) of the Consideration (as defined therein) to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of August 9, 2018, by and among the Company, SIC and Sierra Management, Inc., a wholly owned subsidiary of SIC.

The Opinion Letter is provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transactions contemplated therein and is not to be used, circulated, quoted or otherwise referred to for any other purpose, nor is it to be filed with, included in or referred to in whole or in part in any registration statement, proxy statement or any other document, except in accordance with our prior written consent.

Very truly yours,

/s/ Goldman Sachs & Co. LLC
(GOLDMAN SACHS & CO. LLC)

Appendix F-1

PERSONAL AND CONFIDENTIAL

August 9, 2018

Board of Directors

Medley Management Inc.

280 Park Avenue

6th Floor East

New York, NY 10017

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Sierra Income Corporation (“SIC”), Medley Capital Corporation (“MCC”) and any of their respective affiliates, the holders of Units (as defined below), the holders of the Medley Restricted Units (as defined below) (the “Restricted Unitholders”) and the holders of the MDLY RSUs (as defined below)) of the outstanding shares of Class A common stock, par value $0.01 per share (the “Shares”), of Medley Management Inc. (the “Company”) of the Consideration (as defined below) to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of August 9, 2018 (the “Company Merger Agreement”), by and among the Company, SIC and Sierra Management, Inc., a wholly owned subsidiary of SIC (“Merger Sub”). The Company Merger Agreement provides that (A) at the Effective Time, the Company will merge with and into Merger Sub, with Merger Sub as the surviving company (the “Surviving Company”) and a direct wholly owned subsidiary of SIC (the “Company Merger”), (B) contemporaneously with the execution of the Company Merger Agreement, SIC and Medley Capital Corporation (“MCC”) have entered into a merger agreement (the “MCC Merger Agreement”) pursuant to which MCC will merge with and into SIC, with SIC as the surviving company in the merger (the “MCC Merger”) and each share of common stock, par value $0.01 per share (the “MCC Common Stock”), of MCC will be converted into the right to receive 0.805 shares of common stock, par value $0.001 per share (the “SIC Common Stock”), of SIC, (C) prior to the Closing, (i) Medley LLC will distribute as a special dividend to the holders of issued and outstanding limited liability company interests of Medley LLC (“Units”) an amount equal to the lesser of (x) $0.35 per Unit of Medley LLC and (y) the maximum dividend per Unit that Medley LLC may make based on its available cash at the time of such declaration (the “Medley LLC Special Dividend”) and (ii) the Company will distribute as a special dividend to the holders of record of the Shares an amount equal to the lesser of (x) $0.35 per Share and (y) the maximum dividend per Share that the Company may make based on its available cash at the time of such declaration (the “Company Special Dividend”; together with the Medley LLC Special Dividend, the “First Special Dividend”), (D) the Company will distribute to each holder of a restricted stock unit of the Company (the “MDLY RSUs”) a dividend equivalent right in an amount equal to the First Special Dividend (the “Dividend Equivalent Right”), (E) prior to the Closing and subsequent to the payment of the First Special Dividend, the Company will distribute as a special dividend to the holders of record of the Shares an amount equal to the lesser of (x) $0.30 per Share and (y) the maximum dividend per Share that the Company may make based on its available cash at the time of such declaration (the “Second Special Dividend” and taken in the aggregate with the First Special Dividend and the Dividend Equivalent Right, the “Special Dividends”), (F) immediately prior to Closing and subsequent to the payment of the Second Special Dividend, each Unit held by members of Medley LLC (other than the Company), including Units resulting from the lapsing of restrictions on the restricted Units (the “Medley Restricted Units”) immediately prior to the Effective Time, will be converted into one Share (the “MDLY LLC Exchange”) pursuant to an exchange agreement (the “MDLY LLC Exchange Agreement”; together with the Company Merger Agreement and the MCC Merger Agreement, the “Agreements”), (G) at the Effective Time, each share of Class B common stock, par value $0.01 per share, of the Company (other than Dissenting Shares) will be cancelled and will cease to exist and no consideration will be delivered in exchange therefor, (H) at the Effective Time, each Share (other than (i) Shares owned by the Company, SIC or any wholly-owned subsidiary of the Company or SIC and (ii) Dissenting Shares), including Shares issued in the MDLY LLC Exchange immediately prior to Closing and the Shares issued upon the lapsing of restrictions on outstanding MDLY RSUs held by non-management directors, will be converted into the right to receive (v) 0.3836 shares of SIC Common Stock (the “Stock Consideration”), (w) an amount equal to $3.44 per Share (the “Cash Consideration), (x) in the event the Company Special Dividend is less than $0.35 per Share, each holder entitled to receive the Company Special Dividend or Dividend Equivalent Right, as the case may be, will receive an amount per Share or MDLY RSU, as the case may be, equal to the difference between $0.35 and the amount of the Company Special Dividend (the “Company Special Dividend Adjustment Amount”), (y) in the event the Medley LLC Special Dividend is less than $0.35 per Share, each holder entitled to receive the Medley LLC Special Dividend will receive an amount per Share equal to the difference between $0.35 and the amount of the Medley LLC Special Dividend (the “Medley LLC Special Dividend Adjustment Amount”), and (z) in the event the Second Special Dividend is less than $0.30 per Share, each holder entitled to receive the Second Special Dividend will receive an amount per Share equal to the difference between $0.30 and the amount of the Second Special Dividend (the “Second Special Dividend Adjustment Amount”; together with the Company Special Dividend Adjustment Amount, the Stock Consideration and the Cash Consideration, the “Merger Consideration”), and (I) at the Effective Time, each MDLY RSU (other than those held by non-management directors) will be converted into the right to receive 0.8532 SIC RSUs. The aggregate of the Merger Consideration, the First Special Dividend and the Second Special Dividend is herein referred to as the “Consideration”. All capitalized terms used but not defined herein shall have the respective meanings set forth in the Company Merger Agreement.

Appendix F-2

Board of Directors

Medley Management Inc.

August 9, 2018

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, SIC, MCC, Medley LLC and any of their respective affiliates and third parties, including funds advised by the Company and affiliates of Restricted Unitholders, or any currency or commodity that may be involved in the transactions contemplated by the Agreements (the “Transactions”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transactions. We expect to receive fees for our services in connection with the Transactions, all of which are contingent upon consummation of the Transactions, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We may also in the future provide financial advisory and/or underwriting services to the Company, SIC, MCC, Medley LLC, the Surviving Company, funds advised by the Company, affiliates of Restricted Unitholders and their respective affiliates for which our Investment Banking Division may receive compensation.

In connection with this opinion, we have reviewed, among other things, the Agreements; Annual Reports on Form 10-K of the Company for the four years ended December 31, 2017; the Registration Statement on Form S-1, including the prospectus contained therein dated September 15, 2014, relating to the initial public offering of the Shares; Annual Reports on Form 10-K of SIC for the five years ended December 31, 2017; Annual Reports on Form 10-K of MCC for the five fiscal years ended September 30, 2017; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company, SIC and MCC; certain other communications from the Company, SIC and MCC to their respective stockholders; certain publicly available research analyst reports for the Company, SIC and MCC; unaudited financial statements for the Company for the three month period ended March 31, 2018 and the six month period ended June 30, 2018; unaudited financial statements for SIC for the three month period ended March 31, 2018 and the six month period ended June 30, 2018; unaudited financial statements for MCC for the three month period ended March 31, 2018 and the six month period ended June 30, 2018; certain internal financial analyses and forecasts for the Company, SIC stand alone and pro forma for consummation of the Transactions and MCC, in each case prepared by the management of the Company and approved for our use by the Company (the “Forecasts”); and certain operating synergies projected by the management of the Company to result from the Transactions, as approved for our use by the Company (the “Synergies”). We have also held discussions with members of the senior management of the Company regarding their assessment of the strategic rationale for, and the potential benefits of, the Transactions and the past and current business operations, financial condition and future prospects of the Company, SIC and MCC; reviewed the reported price and trading activity for the Shares and MCC Common Stock; compared certain financial and stock market information for the Company and MCC and certain financial information for SIC with similar financial and stock market information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the alternative asset management industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

Appendix F-3

Board of Directors

Medley Management Inc.

August 9, 2018

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts and the Synergies have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company, SIC, MCC, the Surviving Company or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on the Company, SIC, MCC or the Surviving Company or on the expected benefits of the Transactions in any way meaningful to our analysis. We have assumed that the Transactions will be consummated on the terms set forth in the Agreements, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transactions, or the relative merits of the Transactions as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than SIC, MCC and any of their respective affiliates, the holders of Units, the holders of Medley Restricted Units and the holders of MDLY RSUs) of the Shares, as of the date hereof, of the Consideration to be paid to such holders pursuant to the Company Merger Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreements or Transactions or any term or aspect of any other agreement or instrument contemplated by the Agreements or entered into or amended in connection with the Transactions, including, any allocation of the Consideration or of the aggregate consideration, including the Special Dividends, payable to all holders of Shares pursuant to the Company Merger Agreement, the MCC Merger, the MDLY LLC Exchange or the transactions contemplated thereby, the fairness of the Transactions to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transactions, whether relative to the Consideration to be paid to the holders (other than SIC, MCC and any of their respective affiliates, the holders of Units, the holders of Medley Restricted Units and the holders of MDLY RSUs) of the Shares pursuant to the Company Merger Agreement or otherwise. We are not expressing any opinion as to the prices at which the SIC Common Stock will trade at any time, the impact of the Transactions on the solvency or viability of the Company, SIC, MCC, Medley LLC or the Surviving Company or the ability of the Company, SIC, MCC, Medley LLC or the Surviving Company to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Company Merger and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to the Company Merger or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid to the holders (other than SIC, MCC and any of their respective affiliates, the holders of Units, the holders of Medley Restricted Units and the holders of MDLY RSUs) of the Shares pursuant to the Company Merger Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman Sachs & Co. LLC

(GOLDMAN SACHS & CO. LLC)

Appendix F-4

Appendix G

SIERRA INCOME CORPORATION
2018 Omnibus Incentive Plan

1.       Purpose. The purpose of the Sierra Income Corporation 2018 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company” under the 1940 Act, the terms of the Plan shall be construed so as to conform to the stock-based compensation requirements applicable to “business development companies” under the 1940 Act. An Award or related transaction will be deemed to be permitted under the 1940 Act if permitted by any exemptive or “no-action” relief granted by the Commission or its staff.

In connection with the merger of Medley Management Inc., Sierra Income Corporation and Sierra Management Inc. (the “MDLY Merger”), certain awards outstanding under The Medley Management Inc. 2014 Omnibus Incentive Plan (the “Medley Plan”) shall be converted into Awards under this Plan in accordance with the terms of the Medley Plan and Section 10 of this Plan.

2.       Definitions. The following definitions shall be applicable throughout the Plan.

(a)     “1940 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

(b)      “Absolute Share Limit” has the meaning given such term in Section 5(b) of the Plan.

(c)     “Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(d)      “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Share, Restricted Stock Unit, Other Stock-Based Award, or Performance Compensation Award granted under the Plan.

(e)     “Board” means the Board of Directors of the Company.

(f)      “Cause” means, as to any Participant, unless the applicable Award agreement states otherwise, (i) “Cause,” as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient that results, or could reasonably be expected to result, in material harm to the business or reputation of the Company or any Affiliate; (C) conviction of, or plea of guilty or no contest to, (I) any felony or (II) any other crime that results, or could reasonably be expected to result, in material harm to the business or reputation of the Company or any Affiliate; (D) material violation of the written policies of the Company and any Affiliate for which Participant is engaged in business dealings on behalf of the Company or a Service Recipient, including but not limited to those relating to sexual harassment, or the disclosure or misuse of confidential information, or any other policies set forth in the manuals or statements of policy of the Company, the Service Recipient, or an Affiliate, as applicable; (E) fraud or misappropriation, embezzlement or misuse of funds, property, or opportunity belonging to the Company or any Affiliate; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.

Appendix G-1

(g)      “Change in Control” means:

(i)      the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock, or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii)     during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3rds) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company to any Person that is not an Affiliate of the Company; or

(iv)    a change in the management structure of the Company from an internally managed business development company to an externally managed business development company pursuant to which the Company enters into an investment advisory agreement with a third-party advisor.

(h)      “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i)      “Commission” means the United States Securities and Exchange Commission.

(j)      “Committee” means the Compensation Committee of the Board, or the Board.

(k)      “Compensation Committee” means the compensation committee of the Board. The Compensation Committee shall have at least two (2) members, each of whom shall be a “non-employee director” as defined in Rule16b-3 under the Exchange Act and, if applicable, meets the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the Common Stock is traded.

(l)      “Common Stock” means the common stock, par value $0.001 per share, of the Company (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(m)     “Company” means Sierra Income Corporation, a Maryland corporation, and any successor thereto.

Appendix G-2

(n)      “Continuous Service” means the Participant’s uninterrupted service with the Company or an Affiliate (including any predecessors), whether as an employee or a non-employee director.

(o)      “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(p)      “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States that may be designated by the Board or the Committee from time to time.

(q)      “Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or its Affiliates; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; (iii) the breach of any noncompetition, nonsolicitation or other agreement containing restrictive covenants, with the Company or its Affiliates; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.

(r)      “Disability” means, as to any Participant, unless the applicable Award agreement states otherwise, (i) “Disability”, as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive income replacement benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Company in its sole discretion.

(s)     “Dividend Shares” has the meaning given such term in Section 8(g) of the Plan.

(t)      “Effective Date” means the date when the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board; provided, however, that the Plan shall not be effective until the time at which the MDLY Merger is effective, and shall not be effective with respect to Awards involving Common Stock, including Options, Restricted Shares, Restricted Stock Units and Other Stock-Based Awards, unless the Company has received an order of the Commission under Section 6(c) of the 1940 Act for an exemption from Sections 23(a) and 23(b), under Section 57(i) of the 1940 Act and Rule 17d-1 thereunder for an exemption from Section 57(a)(4) and under Section 23(c)(3) of the 1940 Act for an exemption from Section 23(c).

(u)      “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate, including Non-Employee Directors ; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or one of its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or one of its Affiliates), who, in the case of each of clauses (i), (ii), or (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan. Solely for purposes of this Section 2(t), “Affiliate” shall be limited to: (A) a Subsidiary; (B) any parent corporation of the Company within the meaning of Section 424(e) of the Code (“Parent”); (C) any corporation, trade or business of which fifty percent (50%) or more of the combined voting power of such entity’s outstanding securities is directly or indirectly controlled by the Company or any Subsidiary or Parent; or (D) any corporation, trade or business that, directly or indirectly, controls fifty percent (50%) or more of the combined voting power of the outstanding securities of the Company.

(v)      “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

Appendix G-3

(w)      “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(x)       “Fair Market Value” means, on a given date, if (i) the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary securities exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and closing ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(y)      “Immediate Family Members” has the meaning given such term in Section 12(b) of the Plan.

(z)      “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(aa)    “ISO Entity” has the meaning given such term in Section 7(a) of the Plan.

(bb)   “Indemnifiable Person” has the meaning given such term in Section 4(e) of the Plan.

(cc)    “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(dd)   “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(ee)    “NYSE” means the New York Stock Exchange.

(ff)     “Option” means an Award granted under Section 7 of the Plan.

(gg)   “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(hh)   “Other Stock-Based Award” means an Award granted under Section 9(a) of the Plan.

(ii)      “Outstanding Equity Grants” has the meaning given such term in Section 5(g) of the Plan.

(jj)      “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(kk)    “Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 9 of the Plan.

(ll)      “Periodic Grant Amount” has the meaning given such term in Section 8(b) of the Plan.

(mm)  “Permitted Transferee” has the meaning given such term in Section 12(b) of the Plan.

(nn)   “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).

(oo)   “Plan” means this Sierra Income Corporation 2018 Omnibus Incentive Plan, as it may be amended from time to time.

Appendix G-4

(pp)   “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(qq)   “Restricted Share” means a share of Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant provide Continuous Services for a specified period of time), granted under Section 8 of the Plan.

(rr)     “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant provide Continuous Services for a specified period of time), granted under Section 8 of the Plan.

(ss)    “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(tt)     “Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(uu)    “Subsidiary” means, with respect to any specified Person:

(i)      any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)     any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv)   “Substitute Award” has the meaning given such term in Section 5(e) of the Plan.

(ww)  “Sub-Plans” means, any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(xx)    “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient.

3.       Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

Appendix G-5

4.       Administration.

(a)     Administration. As provided in Section 4(c), the Board has delegated the administration of the Plan to the Committee.

(b)     Powers of the Committee. The Committee shall have the power, subject to the express provisions of the Plan and applicable law:

(i)      To determine from time to time: which of the Eligible Persons shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

(ii)     To construe and interpret the Plan, Awards granted under it, and any Award documentation and reconcile any inconsistency in, correct any defect in and/or supply any omission in any Award documentation. To establish, amend and revoke rules and regulations for the administration of the Plan and Awards. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.

(iii)    To determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended.

(iv)    To determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee.

(v)     To establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan.

(vi)    To adopt Sub-Plans.

(vii)   To amend an Award as provided in Section 11 of the Plan.

(viii)  Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and its Affiliates and that are not in conflict with the provisions of the Plan.

Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards and amend, suspend or terminate the Plan as provided in Section 11 of the Plan. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

(c)     Delegation to Committee. The Board has delegated administration of the Plan to the Committee; provided that a “required majority,” as defined in Section 57(o) of the 1940 Act, must approve each issuance of Awards in accordance with Section 61(a)(4)(B)(i)(I) of the 1940 Act. The Board may rescind its delegation of authority to the Committee at any time and revest in the Board the administration of the Plan, in which case references herein to the Committee shall be to the Board.

Appendix G-6

Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons who are Non-Employee Directors or otherwise are subject to Section 16 of the Exchange Act and provided that the grant of the Award complies with the 1940 Act. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(d)     Effect of Decision. Determinations, interpretations and constructions made by the Board or the Committee, as applicable, in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e)     No member of the Board, the Committee or any employee or agent of the Company or any Affiliate (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission).

5.       Grant of Awards; Shares Subject to the Plan; Limitations.

(a)     The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b)     Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, the total number of Awards available under the Plan shall be no more than ten percent (10%) of the outstanding shares of Common Stock as of the Effective Date (the “Absolute Share Limit”); (ii) subject to Section 11 of the Plan, grants of Awards under the Plan in respect of no more than two and one-half percent (2.5%) of the outstanding shares of Common Stock as of the Effective Date may be made to any individual Participant during any single fiscal year of the Company; (iii) no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iv) each of the foregoing limits on the number of Awards shall be subject to adjustment under Section 10 of the Plan.

(c)     Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant; provided, however, that in the case of an Incentive Stock Option, the forgoing shall be subject to any limitations under the Code. Shares of Common Stock withheld in payment of the Exercise Price or taxes relating to an Award and shares equal to the number of shares surrendered (either actually or by attestation) in payment of any Exercise Price, purchase price for an Award other than an Option, or taxes relating to an Award shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan on a one-for-one basis; provided, however, that in the case of an Incentive Stock Option, the forgoing shall be subject to any limitations under the Code; and provided further, that such shares shall not become available for issuance hereunder if: (i) the applicable shares are withheld or surrendered following the termination of the Plan; (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the NYSE or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, (iii) the applicable shares were tendered by the Participant in payment of the Exercise Price of an Option or purchase price for an Award other than an Option; (iv) the applicable shares were tendered by the Participant to satisfy any tax withholding obligation with respect to an Award, or (v) the applicable shares were reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or settlement of an Award.

Appendix G-7

(d)     Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(e)     Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, Substitute Awards shall not be counted against the Absolute Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

(f)      No Grants in Contravention of 1940 Act. No Award may be granted under the Plan if the grant of such Award would cause the Company to violate any section of the 1940 Act, and, if otherwise approved for grant, shall be void and of no effect.

(g)     Limits on Number of Awards. Pursuant to Section 61(a)(4) of the 1940 Act, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, or rights, at the time of issuance, together with the settlement of any Restricted Stock Units and the vesting of any Restricted Shares, whether issued under the Plan or any other compensation plan of the Company (the “Outstanding Equity Grants”), may not exceed twenty-five percent (25%) of the outstanding voting securities of the Company; provided, however, that if the amount of voting securities that would result from the exercise, settlement and vesting of all Awards issued to the Company’s directors and employees issued under the Plan or any other compensation plan of the Company, would exceed fifteen percent (15%) of the outstanding voting securities of the Company, then at the time of the grant of any Award, the total amount of voting securities that would result from the exercise of all Outstanding Equity Grants plus the new Award grant shall not exceed twenty percent (20%) of the outstanding voting securities of the Company. Shares granted pursuant to an Award of Restricted Shares or Restricted Stock Units that are used to settle tax withholding obligations pursuant to Section 12(c), or settled in cash, shall be included as “Restricted Shares issued” or “Restricted Stock Units granted” for purposes of the calculations set forth in this Section 5(g).

(h)     Date of Award’s Grant. The date on which the “required majority,” as defined in Section 57(o) of the 1940 Act, and as described in Section 4(c) of the Plan, approves the issuance of an Award will be deemed the date on which such Award is granted.

(i)      Application of Section 16 of the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

6.       Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7.       Options.

(a)     General. Each Option granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company or any of the Company’s present or future parent or subsidiary corporations, as defined in Section 424(e) or (f) of the Code, or other Affiliates the employees of which are eligible to receive Incentive Stock Options under the Code (each an “ISO Entity”); and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan. No Incentive Stock Option may be granted more than ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

Appendix G-8

(b)     Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any ISO Entity, the Exercise Price per share shall be no less than one hundred ten percent (110%) of the Fair Market Value per share on the Date of Grant. No action shall be taken that would be treated as a repricing under the rules and regulations of the NYSE or any other securities exchange or inter-dealer quotation system on which the shares of Common Stock are listed, or if not listed quoted, or is otherwise prohibited by the 1940 Act.

(c)     Vesting and Expiration; Termination.

(i)      Options shall vest and become exercisable in such manner and on such date or dates or upon such events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason.

(ii)     Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, however, that if a ten (10) year Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition except to the extent such extension would subject the Option to adverse tax consequences under Section 409A of the Code. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to an employee who on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.

(iii)    Unless otherwise provided by the Committee, whether in an Award agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).

Appendix G-9

(d)     Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-United States income, employment and any other applicable taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, however, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation, any one or more of the following: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding and any other applicable taxes; provided, however, that such payment is permitted by the 1940 Act and otherwise legally permissible. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise and payment of the Exercise Price, subject to compliance with applicable law. If the Participant fails to pay for or to accept delivery of all or any part of the number of shares specified in the notice upon tender of delivery thereof, the right to exercise the Option with respect to those shares shall be terminated, unless the Committee otherwise agrees.

(e)     Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two (2) years after the Date of Grant of the Incentive Stock Option or (ii) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f)      Limitation on Repurchase Rights. If an Option gives the Company the right to repurchase shares of Stock issued pursuant to the Plan, the terms of such repurchase right must comply with the 1940 Act.

(g)     Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.       Restricted Shares and Restricted Stock Units.

(a)     General. Each grant of Restricted Shares and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Share and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)     Non-Employee Directors. Subject to the forfeiture restrictions set forth below, each Non-Employee Director shall automatically be granted the lesser of (i)              Restricted Shares (as adjusted pursuant to Section 10 hereof) or (ii) that number of Restricted Shares equal to $                divided by the greater of (A) the closing price per share of Common Stock on the date of grant and (B) the net asset value per share of Common Stock on the date of grant (such lesser number of shares, the “Periodic Grant Amount”), on the date of such Non-Employee Director’s election or re-election to the Board of Directors. Such Restricted Shares will be granted to each Non-Employee Director on the date of the Company’s Annual Meeting of Stockholders at which such Non-Employee Director is elected or re-elected to the Board (or such other date as determined by the Board in the event that an Annual Meeting of Stockholders is not held by the Company) and the forfeiture restrictions for such shares will lapse, if the Non-Employee Director is in Continuous Service through such date, as to one-third (1/3rd) of such shares on the anniversary of such grant (or, if earlier, the Annual Meeting of Stockholders that is closest to the anniversary of such grant) over three (3) years.

Appendix G-10

(c)     Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Shares, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Shares shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Shares covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 12(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Shares and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 8 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Shares, including, without limitation, the right to vote such Restricted Shares; provided, however, that if the lapsing of restrictions with respect to any grant of Restricted Shares is contingent on satisfaction of performance conditions (other than or in addition to the passage of time), any dividends payable on such Restricted Shares shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Shares lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Shares to which such dividends relate). To the extent Restricted Shares are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(d)     Restricted Period; Termination.

(i)      The Restricted Period with respect to Restricted Shares and Restricted Stock Units shall lapse in such manner and on such date or dates or upon such events determined by the Committee; provided, however, that notwithstanding any such dates or events, the Committee may in its sole discretion accelerate the lapse of the Restricted Period at any time and for any reason.

(ii)      Unless otherwise provided by the Committee, whether in an Award agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Shares or Restricted Stock Units, as applicable, have vested (A) all vesting with respect to such Participant’s Restricted Shares or Restricted Stock Units shall cease and (B) unvested Restricted Shares and unvested Restricted Stock Units, as applicable, shall be forfeited to the Company by the Participant, for no consideration, as of the date of such Termination.

(e)     Issuance of Restricted Shares and Settlement of Restricted Stock Units.

(i)      Upon the expiration of the Restricted Period with respect to any Restricted Shares, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the Restricted Shares that have not then been forfeited and with respect to which the Restricted Period has expired, except as set forth in the applicable Award agreement.

(ii)      Unless otherwise provided by the Committee in an Award agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (ii) defer the issuance of shares of Common Stock (or cash or part shares of Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units.

Appendix G-11

(f)      Legends on Restricted Shares. Each certificate (or entries in the case of book-entry form), if any, representing Restricted Shares awarded under the Plan, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE Sierra income corporation 2018 Omnibus INCENTIVE PLAN AND A RESTRICTED SHARE AWARD AGREEMENT BETWEEN sierra income corporation AND THE STOCKHOLDER. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF sierra income corporation.

(g)     Dividend Equivalents. The Committee may provide for dividend equivalents in respect of all outstanding Restricted Stock Units and, if so provided, any such dividend equivalents shall be in the form of share equivalents, unless otherwise provided by the Committee. Any such dividend equivalents, unless otherwise provided by the Committee, shall be deemed to be hypothetically reinvested at Fair Market Value in shares of Common Stock on the date on which any such dividend is paid by the Company on its Common Stock (“Dividend Shares”). If dividend equivalents are not so reinvested, they shall be accumulated and paid (with or without interest credited on such cash, at the sole discretion of the Committee) in cash or at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, at the time provided below in this Section 8(g). Dividend Shares shall be deemed to constitute outstanding shares for purposes of subsequent dividend payments by the Company. Dividend Shares (and/or accumulated cash) shall be settled and delivered on the date that the Restricted Stock Units to which they relate are settled and delivered if, and only to the extent that, the related Restricted Stock Unit vests. To the extent that all or any portion of the related Restricted Stock Unit does not vest or is forfeited any Dividend Shares (and/or accumulated dividends, as the case may be) corresponding to the portion of the Restricted Stock Unit that does not vest or is forfeited shall similarly not vest and be forfeited by the participant without any compensation therefore. Any elections as to form and investment in this Section 8(g) shall be made in accordance with the principles set forth in the Plan and as otherwise provided in the form prescribed by the Committee.

(h)     Deferral of Restricted Stock Units. Subject to any procedures as may be permitted or required by the Committee, a Participant may file a written election with the Company in the form prescribed by the Committee pursuant to which such Participant elects to defer the receipt of all or a portion of the Common Stock to be issued in settlement of the vested portion of a Restricted Stock Unit described in this Section 8. In addition, subject to any procedures as may be permitted or required or further amended by the Committee in its sole discretion, the following shall apply to any such deferrals:

(i)      Timing of Election. Such election must be filed in December of the year prior to the year of grant (unless permitted at a later date by Section 409A of the Code, in which case it must be filed by such later date). Any such election shall remain in effect until it is revoked or until a new election is submitted, in each case during December of the year prior to the year of grant.

(ii)      Settlement of Award. If a Participant has made a deferral election with respect to any Restricted Stock Unit pursuant to this Section 8(h), the settlement of the vested portion of such Award shall be delayed until the date specified in the deferral election and Plan.

(iii)     Rights of Participant during Deferral Period. Awards deferred pursuant to this Section 9(h) represent an unfunded and unsecured promise to pay on behalf of the Company. The right of any Participant to receive payments from the Company pursuant to a deferral election shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

(i)      Consideration. To the extent permitted by the 1940 Act, Awards of Restricted Shares may be made in exchange for past services or other lawful consideration.

Appendix G-12

9.       Other Stock Awards; Performance Compensation Awards.

(a)     The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock, including, without limitation, performance shares or performance units (each, a form of “Other Stock-Based Award”), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)     The Committee may provide for Performance Compensation Awards, subject to such terms and conditions as the Committee may deem appropriate. Each Performance Compensation Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(c)     The Committee in its sole discretion may provide a Participant as part of an Other Stock-Based Award with dividends, dividend equivalents, or similar payments in respect of such Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock or other Awards; provided, however, that unless explicitly provided in the Award agreement, no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding unearned Performance Compensation Awards or other unearned Awards subject to (i) performance conditions (other than or in addition to the passage of time) and (ii) any dividends so payable upon satisfaction of performance conditions shall be delivered to the Participant within seventy-five (75) days following the date on which such restrictions lapse.

10.    Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including, without limitation, any or all of the following:

(i)      adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards that may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be issued in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan); and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or purchase price with respect to any Award other than an Option; or (III) any applicable performance measures;

Appendix G-13

(ii)   providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(iii)  cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company, as applicable, in such event), including, without limitation, in the case of an outstanding Option , a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option over the aggregate Exercise Price of such Option, respectively (it being understood that, in such event, any Option having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 10 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 10 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash or securities (or any combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock, as applicable, covered by the Award at such time (less any applicable Exercise Price). In addition, prior to any payment or adjustment contemplated under this Section 10, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Award(s); (B) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock; and (C) deliver customary transfer documentation as reasonably determined by the Committee.

11.    Amendments and Termination.

(a)     Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 10 of the Plan) or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 11(b) of the Plan without stockholder approval.

(b)     Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s Termination); provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Award agreement permits the Committee to make such modification; provided, further, that without stockholder approval, except as otherwise permitted under Section 10 of the Plan: (i) no amendment or modification may reduce the Exercise Price of any Option; (ii) the Committee may not cancel any outstanding Option and replace it with a new Option (with a lower Exercise Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

Appendix G-14

12.    General.

(a)     Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b)     Nontransferability.

(i)      Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (including, without limitation and except as may be prohibited by applicable law, pursuant to a domestic relations order) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)    Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, however, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)   The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the Termination of the Participant under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

Appendix G-15

(c)     Tax Withholding.

(i)     A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property issuable or deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required withholding or any other applicable taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding or any other applicable taxes.

(ii)    Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (that are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

(iii)   If the Participant is subject to Section 16(a) of the Exchange Act, his or her ability to pay any withholding obligation in the form of shares of Common Stock shall be subject to any additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

(d)     No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or any Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any independent contractor relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement and other than with respect to any vested Award. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to noncontinuation of the Award beyond the period provided under the Plan or any Award agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)     International Participants. With respect to Participants who reside or work outside of the United States, the Committee may, in its sole discretion, amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)      Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive an Award or the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

Appendix G-16

(g)     Termination. Except as otherwise provided in an Award agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(h)     No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to such person.

(i)      Government and Other Regulations.

(i)      The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-United States laws, rules, regulations and other requirements, and, without limiting the generality of Section 8 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)      The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (B) the aggregate Exercise Price (in the case of an Option) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award); provided, however, that such payment shall only be made with respect to vested Awards. Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

Appendix G-17

(j)      No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(k)     Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(l)      Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases; provided, however, that any such arrangement is permitted under the 1940 Act.

(m)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees or service providers under general law.

(n)     Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of or counsel to the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself and except to the extent he or she has actual knowledge of inaccuracies or material omissions in such report.

(o)     Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(p)     Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and performed wholly within the State of Maryland, without giving effect to the conflict of laws provisions thereof.

Appendix G-18

(q)     Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or an Award would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(r)      Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(s)     Section 409A of the Code.

(i)      Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii)     Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and that would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)   Unless otherwise provided by the Committee in an Award agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any regulations promulgated thereunder.

(t)      Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in any Detrimental Activity. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any Detrimental Activity, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

Appendix G-19

(u)     Indemnity. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s or any Affiliate’s organizational documents, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(v)     Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(w)     1940 Act. No provision of this Plan shall contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants.

(x)      Rounding Conventions. The Committee may, in its sole discretion and taking into account any requirements of the Code, including without limitations Sections 422 through 424 and 409A of the Code, determine the effect of vesting, stock dividend and any other adjustments on shares and any cash amount payable hereunder, and may provide that no fractional shares will be issued (rounding up or down as determined by the Committee) and that cash amounts be rounded down to the nearest whole cent.

(y)      Writing. References in this Plan and any Award agreement to a “writing” shall include, without limitation, direction through email, the Internet or other electronic means, as permitted from time to time by the Committee.

Appendix G-20

Appendix H

THIRD ARTICLES OF AMENDMENT AND RESTATEMENT OF

SIERRA INCOME CORPORATION

FIRST: Sierra Income Corporation, a Maryland corporation (the “Corporation”), desires to amend and restate its articles of incorporation as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the Third Articles of Amendment and Restatement of the Corporation (the “Articles of Incorporation”) currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Sierra Income Corporation.

ARTICLE II

PURPOSE

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the Corporation in Maryland is CSC-Lawyers Incorporating Service Corporation whose address is 7 St. Paul Street, Suite 1660, Baltimore Maryland 21202. The street address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1 Number, Term and Election of Directors.

(a) The business and affairs of the Corporation shall be managed by or under the direction of the Corporation’s board of directors. The board of directors may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Corporation. The number of directors that shall comprise the Corporation’s board of directors is six (6), which number may be increased or decreased from time to time by the board of directors pursuant to the bylaws of the Corporation (the “Bylaws”) but in no event will be less than three.

(b) The board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director such term shall extend until his or her successor shall be elected and shall qualify or until his or earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible.

Appendix H-1

(c) Each director may be reelected to an unlimited number of succeeding terms in accordance with these provisions. At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

(d) Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to any class, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

(e) A majority of the board of directors shall be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The names of the directors currently in office are Brook Taube, Oliver T. Kane, Valerie Lancaster-Beal, Stephen R. Byers, Karin Hirtler-Garvey, and John E. Mack.

(f) The Corporation elects, at all times that it is eligible to so elect, to be subject to the provisions of Section 3-804(c) of the Maryland General Corporation Law (“MGCL”).

Section 4.2 Extraordinary Actions. Except as provided in Section 6.2, notwithstanding any provision of law requiring an action to be approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the board of directors, and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 4.3 Authorization by Board of Directors of Share Issuance. The board of directors may authorize the issuance from time to time of shares of common stock of the Corporation (referred to herein as “shares”) of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a share split or share dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or in the Bylaws.

Section 4.4 Preemptive Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified shares pursuant to Section 5.3 or 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the Corporation or any other security of the Corporation which it may issue or sell.

Section 4.5 Appraisal Rights. Except as may be provided by the board of directors in setting the terms of any class or series of Preferred Shares and except as contemplated by the MGCL, no stockholder of the Corporation shall be entitled to exercise appraisal rights in connection with any transaction.

Appendix H-2

Section 4.6 Determinations by Board of Directors. To the fullest extent permitted by law, the determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with these Articles of Incorporation shall be final and conclusive and shall be binding upon the Corporation and every stockholder: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its shares or the payment of other distributions on its shares; the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of the Corporation; the shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any conflict between the MGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law or the Bylaws or otherwise to be determined by the board of directors; and provided that to the extent the board of directors determines that the MGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, NASAA Omnibus Guidelines control to the extent any provisions of the MGCL are not mandatory.

ARTICLE V

SHARES

Section 5.1 Authorized Shares. The Corporation has authority to issue 250,000,000 shares of common stock, $0.001 par value per share (“Common Stock”). The aggregate par value of all authorized shares having par value is $250,000. All shares shall be fully paid and nonassessable when issued. A majority of the entire board of directors, including a majority of the independent directors, without any action by the stockholders of the Corporation, may amend these Articles of Incorporation from time to time to increase or decrease the aggregate number of shares, or the number of shares of any class or series that the Corporation has authority to issue.

Section 5.2 Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote. Except as otherwise provided in these Articles of Incorporation, and subject to the express terms of any class or series of Preferred Shares, holders of Common Stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders. Unless otherwise provided, holders of Common Stock shall not be entitled to preemptive, appraisal, subscription, redemption, sinking fund, or conversion rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the aggregate assets available for distribution to holders of Common Stock shall be determined in accordance with applicable law and these Articles of Incorporation. Each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of the assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding. The board of directors, including a majority of the independent directors, may classify or reclassify any unissued shares of Common Stock from time to time, in one or more classes or series of Common Stock or Preferred Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations, or to dividends, qualifications, or terms or conditions of redemption of the shares.

Section 5.3 Preferred Shares. The board of directors, including a majority of the independent directors, may classify or reclassify any unissued shares of stock from time to time, in one or more classes or series of preferred stock (“Preferred Shares”) by setting or changing the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series thereof.

Section 5.4 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of shares of the Corporation; (b) specify the number of shares to be included in the class or series; and (c) set or change, subject to the express terms of any class or series of shares of the Corporation outstanding at the time, the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series thereof; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside these Articles of Incorporation (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of shares is clearly and expressly set forth in the resolution or other instrument establishing any such class or series.

Appendix H-3

Section 5.5 Articles of Incorporation and Bylaws. All Persons who shall acquire shares in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the Bylaws. The board of directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws. In addition, the stockholders may adopt, alter or repeal any provision of the Bylaws and make new Bylaws if such action is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, except that the stockholders shall not have the power to alter or repeal any provision of the Bylaws (a) subjecting the Corporation to the 1940 Act or (b) providing indemnification or advancement rights to any individual. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c) (17) of the Internal Revenue Code of 1986, as amended (the “Code”), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1 Amendments Generally. Subject to Section 6.2 hereof, the Corporation reserves the right, from time, and upon the requisite approval by the board of directors and stockholders, to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding shares. Provided that the board of directors has declared the amendment advisable and submitted it to the stockholders, any amendment to the Articles of Incorporation must be approved by the affirmative vote of holders of shares entitled to cast a majority (or such greater proportion as may be required elsewhere in the Articles of Incorporation) of the votes entitled to be cast on the matter.

Section 6.2 Approval of Certain Amendments. Notwithstanding the provisions of Section 6.1 hereof, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be necessary to effect:

(a) Any amendment to these Articles of Incorporation to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); and

(b) Any amendment to Section 4.2, Section 4.6, Section 6.1 or this Section 6.2.

Section 6.3 Execution of Amendments. Upon obtaining such approvals required by the MGCL, these Articles of Incorporation and the Bylaws, and without further action or execution by any other Person, (i) any amendment to these Articles of Incorporation may be implemented and reflected in a writing executed solely by the requisite members of the board of directors, and (ii) the stockholders shall be deemed a party to and bound by such amendment of these Articles of Incorporation.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION AND

ADVANCE OF EXPENSES

Section 7.1 Limitation of Stockholder Liability. No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of being a stockholder.

Appendix H-4

Section 7.2 Limitation of Director and Officer Liability. To the fullest extent permitted by Maryland law, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 7.3 Indemnification. The Corporation shall have the power to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, and (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, in each case to the fullest extent permitted by Maryland law. The Corporation may, with the approval of the board of directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or the Adviser or a predecessor thereof. The board of directors may take such action as is necessary to carry out this Section 7.3. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Section 7.4 Express Exculpatory Clauses in Instruments. Neither the stockholders nor the directors, officers, employees or agents of the Corporation, shall be liable under any written instrument creating an obligation of the Corporation by reason of their being stockholders, directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, director, officer, employee or agent liable thereunder to any third party, nor shall the directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 7.5 Limitation on Indemnification. As required under the 1940 Act, no provision of this Article VII shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 7.6 Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of these Articles of Incorporation or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.7 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director or officer may be entitled under the bylaws, a resolution of stockholders or directors, an agreement or otherwise.

ARTICLE VIII

MISCELLANEOUS

If and to the extent that any provision of the MGCL or any provision of these Articles of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act shall control; provided, however, that such conflict shall not affect any of the remaining provisions of these Articles of Incorporation or the Bylaws or render invalid or improper any action taken or omitted prior to such determination.

THIRD: The amendment to and restatement of the Articles of Incorporation as hereinabove set forth have been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation in Maryland is as set forth in Article III of the foregoing amendment and restatement of the Articles of Incorporation.

Appendix H-5

FIFTH: The name and address of the Corporation’s current resident agent in Maryland is as set forth in Article III of the foregoing amendment and restatement of the Articles of Incorporation.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article IV of the foregoing amendment and restatement of the Articles of Incorporation.

SEVENTH: The total number of shares of capital stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the Articles of Incorporation was 250,000,000 shares of Common Stock, $0.001 par value per share.

EIGHTH: The total number of shares of capital stock which the Corporation has authority to issue after giving effect to the amendments set forth in the foregoing amendment and restatement of the Articles of Incorporation is 250,000,000 shares of Common Stock, $0.001 par value per share. There is no change in the aggregate par value of all authorized capital stock.

NINTH: The undersigned acknowledges these Third Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Remainder of Page Intentionally Left Blank]

Appendix H-6

IN WITNESS WHEREOF, the Corporation has caused these Third Articles of Amendment and Restatement to be signed in its name and on its behalf by the undersigned as of _________, 2018.

ATTEST:	SIERRA INCOME CORPORATION

By:
Name:	Name:
Title:	Title:

Appendix H-7

Appendix I

ARTICLES OF AMENDMENT

SIERRA INCOME CORPORATION

Sierra Income Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST: The Corporation desires to, and hereby does, amend its charter (the “Charter”) as currently in effect as hereinafter set forth.

SECOND: The Charter is hereby amended by deleting Section 4.6 of Article IV in its entirety and inserting the following:

To the fullest extent permitted by law, the determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with these Articles of Incorporation shall be final and conclusive and shall be binding upon the Corporation and every stockholder: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its shares or the payment of other distributions on its shares; the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of the Corporation; the shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law or the Bylaws or otherwise to be determined by the board of directors.

THIRD: These Articles of Amendment have been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The total number of shares of capital stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the Articles of Incorporation was 250,000,000 shares of Common Stock, $0.001 par value per share. The total number of shares of capital stock which the Corporation has authority to issue after giving effect to the amendments set forth in the foregoing amendment and restatement of the Articles of Incorporation is 250,000,000 shares of Common Stock, $0.001 par value per share. There is no change in the aggregate par value of all authorized capital stock.

FIFTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Remainder of Page Intentionally Left Blank]

Appendix I-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by the undersigned as of _________, 2018.

ATTEST:	SIERRA INCOME CORPORATION

By:
Name:	Name:
Title:	Title:

Appendix I-2

Appendix J

AMENDED AND RESTATED BYLAWS OF

SIERRA INCOME CORPORATION

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICE. The principal office of Sierra Income Corporation (the “Corporation”) shall be located at such place as the Corporation’s board of directors (the “Board”) may designate.

Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE. All meetings of stockholders shall be held at the principal office of the Corporation or at such other place as shall be set by the Board and stated in the notice of the meeting.

Section 2. ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board each year.

Section 3. SPECIAL MEETINGS.

(a) General. The Chairman of the Board, the chief executive officer, the president or the Board may call a special meeting of the stockholders. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of the stockholders entitled to cast not less than ten percent (the “Special Meeting Percentage”) of all the votes entitled to be cast at such meeting.

(b) Stockholder Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting, the matters proposed to be acted on at it and any material interest in such matter of such stockholder, including any anticipated benefit to such stockholder therefrom. The Record Date Request Notice shall be signed by one or more stockholders of record as of the date of signature (or their duly authorized agents), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon receiving the Record Date Request Notice, and subject to Maryland General Corporation Law (the “MGCL”), the Board may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the 5:00 pm, Eastern Time, on the date on which the resolution fixing the Request Record Date is adopted by the Board. If the Board, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date and make a public announcement of such Request Record Date, the Request Record Date shall be 5:00 pm Eastern Time on the tenth day after the first date on which the Record Date Request Notice is received by the secretary.

Appendix J-1

(2) In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed by stockholders of record (or their duly authorized agents) as of the Request Record Date entitled to cast not less than the Special Meeting Percentage of all of the votes entitled to be cast at such meeting (the “Special Meeting Request”) shall be delivered to the secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the secretary), shall bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, shall set forth the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class, series and number of all shares of the Corporation which are owned by each such stockholder, and the nominee holder for, and number of, shares owned beneficially but not of record, shall be sent to the secretary by registered mail, return receipt requested, and shall be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by subsection (b)(2) of this Section 3, the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

(4) Any special meeting shall be held at such place, date and time as may be designated by the Board; provided, however, that the date of any stockholder requested meeting shall be not more than 60 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a stockholder requested meeting, then such meeting shall be held at 2:00 p.m. local time on the 60th day after the Meeting Record Date or, if such 60th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board fails to designate a place for a stockholder requested meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for any special meeting, the Board may consider such factors as the directors deem relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for meeting and any plan of the Board to call an annual meeting or a special meeting. In the case of any stockholder requested meeting, the Board shall fix a Meeting Record Date that is a date not later than 30 days after the Delivery Date.

(5) If written revocations of requests for the special meeting have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting to the secretary, the secretary shall: (i) if the notice of meeting has not already been mailed, refrain from mailing the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for the special meeting, or (ii) if the notice of meeting has been mailed and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting written notice of any revocation of a request for the special meeting and written notice of the Secretary’s intention to revoke the notice of the meeting, revoke the notice of the meeting at any time before ten days before the commencement of the meeting. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The Board, the Chairman of the Board, the chief executive officer or the president may appoint independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the secretary until the earlier of (i) five Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent at least the Special Meeting Percentage. Nothing contained in this subsection (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

Appendix J-2

(7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

Section 4. NOTICE OF MEETINGS. Written or printed notice of the purpose or purposes, in the case of a special meeting, and of the time and place of every meeting of the stockholders, whether it be an annual meeting or a special meeting, shall be given by the secretary of the Corporation to each stockholder of record entitled to vote at the meeting and to each other stockholder entitled to notice of the meeting, by either placing the notice in the mail, delivering it by overnight delivery service or transmitting the notice by electronic mail or any other electronic means at least 15 days, but not more than 60 days, prior to the date designated for the meeting, addressed to each stockholder at such stockholder’s address appearing on the books of the Corporation or supplied by the stockholder to the Corporation for the purpose of notice. The notice of any meeting of stockholders may be accompanied by a form of proxy approved by the Board in favor of the actions or persons as the Board may select. Notice of any meeting of stockholders shall be deemed waived by any stockholder who attends the meeting in person or by proxy or who before or after the meeting submits a signed waiver of notice that is filed with the records of the meeting.

Except as provided in Article II, Section 11, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice of such meeting, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice of such meeting.

Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board to be chairman of the meeting or, in the absence of such appointment, by the Chairman of the Board, if any, or, in the case of a vacancy in the office or absence of the Chairman of the Board, by one of the following officers present at the meeting: the Vice Chairman of the Board, if any, the chief executive officer, the president, any vice president, the secretary, the treasurer or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary or, in the secretary’s absence, an assistant secretary or, in the absence of both the secretary and assistant secretaries, an individual appointed by the Board or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or, in the absence of assistant secretaries, an individual appointed by the Board or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies or other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6. QUORUM. The presence in person or by proxy of the holders of shares of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of shares, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

Appendix J-3

If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 7. VOTING. Directors shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum, as defined in Section 6 of this Article II, is present. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum, as defined in Section 6 of this Article II, is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by the MGCL or by the charter of the Corporation (the “Articles of Incorporation”). Unless otherwise provided in the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

Section 8. PROXIES. A stockholder may cast the votes entitled to be cast by the shares owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall become invalid due to the adjournment or postponement of a meeting of stockholders, or a change in the record date for such meeting, unless so provided in the proxy. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9. VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or director thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such share. Any fiduciary may vote a share registered in his or her name as such fiduciary, either in person or by proxy.

Shares of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified share in place of the stockholder who makes the certification.

Section 10. INSPECTORS. The Board, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, as defined in Section 6 of this Article II, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, and determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Appendix J-4

Section 11. ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTORS AND OTHER STOCKHOLDER PROPOSALS.

(a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 11(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of subsection (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than 5:00 pm Eastern Time on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), (A) the name, age, business address and residence address of each Proposed Nominee, (B) the class, series and number of any shares of the Corporation that are beneficially owned by such each Proposed Nominee and the date such shares were acquired and the investment intent of such acquisition, (C) whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “1940 Act”) and information regarding such Proposed Nominee that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Corporation, to make such determination, (D) such Proposed Nominee’s written consent to being named in the Corporation’s proxy statement as a nominee and to serve as a director of the Corporation if elected, (E) such Proposed Nominee’s certification that he or she currently intends to serve as a director for the full term for which he or she is standing (if so elected), (F) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit from changes in the price of securities of the Corporation for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the securities of the Corporation and (G) all other information relating to such stockholder and Proposed Nominee that would be required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and any Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of the Corporation which are owned beneficially by such stockholder and by such Stockholder Associated Person, if any, (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this Section 11(a)(2), the name and address of such stockholder and any Stockholder Associated Person, as they appear on the Corporation’s share ledger and current name and address, if different, and of such Stockholder Associated Person and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice. Such stockholder’s notice shall also attach (i) a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request) and (ii) an agreement from each Proposed Nominee (in the form to be provided by the Corporation upon written request) that such nominee represents and agrees that he or she would be in compliance, if elected as a director of the Corporation, and will comply, with applicable law and all applicable publicly disclosed corporate governance, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation relating to his or her membership on the Board.

Appendix J-5

(3) Notwithstanding anything in this Section 11(a) to the contrary, in the event the Board increases or decreases the number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 pm Eastern Time on the tenth day following the day on which such public announcement is first made by the Corporation.

(4) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any Beneficial Owner (as defined in the Articles of Incorporation) of shares of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

(5) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any stockholder proposing a nominee for election as a director or any proposal of other business at a meeting of stockholders shall notify the Corporation of any inaccuracy or change in such stockholder’s notice (within two Business Days of becoming aware of such inaccuracy or change). Upon written request by the Secretary or the Board, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(6) Except as otherwise expressly provided in any applicable rule or regulation, only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. Except as otherwise required by law, the chairman of the meeting shall have the power and duty (i) to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11 and (ii) if any proposed nomination or business was not made or proposed in compliance with this Section 11, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

Appendix J-6

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board or (iii) provided that the Board has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 11 shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 pm Eastern Time on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) Upon written request by the secretary or the Board or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 11.

(2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3) For purposes of this Section 11, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Section 12. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

Appendix J-7

Section 13. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the MGCL, or any successor statute, shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III
DIRECTORS

Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board. The Board may designate a Chairman of the Board and a Vice Chairman of the Board, who shall not be officers of the Corporation but shall have such powers and duties as determined by the Board from time to time.

Section 2. NUMBER AND TENURE. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than three nor more than 12, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.

Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board. Regular meetings of the Board shall be held from time to time at such places and times as provided by the Board by resolution, without notice other than such resolution.

Section 4. SPECIAL MEETINGS. Special meetings of the Board may be called by or at the request of the Chairman of the Board, the chief executive officer, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board may fix any place as the place for holding any special meeting of the Board called by them. The Board may provide, by resolution, the time and place for the holding of special meetings of the Board without notice other than such resolution.

Section 5. NOTICE. Notice of any special meeting of the Board shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6. QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Articles of Incorporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

Appendix J-8

Section 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum, as defined in Section 6 of this Article III, is present shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable statute or the Articles of Incorporation. If enough directors have withdrawn from a meeting to leave less than a quorum, as defined in Section 6 of this Article III, but the meeting is not adjourned, the action of the majority of the directors still present at such meeting shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable statute or the Articles of Incorporation.

Section 8. ORGANIZATION. At each meeting of the Board, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as Chairman. In the absence of both the chairman and vice chairman of the board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as Chairman. The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the Chairman, shall act as secretary of the meeting.

Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time; provided however, this Section 9 does not apply to any action of the directors pursuant to the 1940 Act, that requires the vote of the directors to be cast in person at a meeting. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10. WRITTEN CONSENT BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board; provided however, this Section 10 does not apply to any action of the directors pursuant to the 1940 Act that requires the vote of the directors to be cast in person at a meeting.

Section 11. VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder, if any. Pursuant to the Corporation’s election in Article IV of the Articles of Incorporation, subject to applicable requirements of the 1940 Act, except as may be provided by the Board in setting the terms of any class or series of preferred shares, (a) any vacancy on the Board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board, may receive compensation per year and/or per meeting and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or shares have been deposited.

Section 14. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

Section 15. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees, accountants, appraisers or other experts or consultants selected by the Board or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

Appendix J-9

ARTICLE IV
COMMITTEES

Section 1. APPOINTMENT BY BOARD. The Board may appoint from among its members an Audit Committee, a Nominating and Corporate Governance Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board.

Section 2. POWERS. The Board may delegate to committees appointed under Section 1 of this Article any of the powers of the Board, except as prohibited by law.

Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

Section 4. TELEPHONE MEETINGS. Members of a committee of the Board may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. WRITTEN CONSENT BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

Section 6. VACANCIES. Subject to the provisions hereof, the Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the Board, the members of the committee shall have the power to fill any vacancies on the committee.

ARTICLE V
OFFICERS

Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, a chief investment officer, a chief compliance officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries, assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board, the chairman of the Board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Appendix J-10

Section 3. VACANCIES. A vacancy in any office may be filled by the Board for the balance of the term.

Section 4. CHIEF EXECUTIVE OFFICER. The Board may designate a chief executive officer. In the absence of such designation, the president shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board, and for the management of the business and affairs of the Corporation.

Section 5. CHIEF OPERATING OFFICER. The Board may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board or the chief executive officer.

Section 6. CHIEF INVESTMENT OFFICER. The Board may designate a chief investment officer. The chief investment officer shall have the responsibilities and duties as set forth by the Board or the chief executive officer.

Section 7. CHIEF FINANCIAL OFFICER. The Board may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board or the chief executive officer.

Section 8. CHIEF COMPLIANCE OFFICER. The Board shall designate a chief compliance officer to the extent required by, and consistent with the requirements of, the 1940 Act. The chief compliance officer, subject to the direction of and reporting to the Board, shall be responsible for the oversight of the Corporation’s compliance with the federal securities laws and other applicable regulatory requirements. The designation, compensation and removal of the chief compliance officer must be approved by the Board, including a majority of the directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Corporation. The chief compliance officer shall perform such executive, supervisory and management functions and duties as may be assigned to him or her from time to time.

Section 9. PRESIDENT. In the absence of a designation of a chief executive officer by the Board, the president shall be the chief executive officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board from time to time.

Section 10. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president or by the Board. The Board may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

Section 11. SECRETARY. The secretary shall: (a) keep the minutes of the proceedings of the stockholders, the Board and committees of the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the share transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board.

Section 12. TREASURER. The treasurer shall be responsible for: (1) the custody of the funds and securities of the Corporation; (2) the keeping of full and accurate accounts of receipts and disbursements in books belonging to the Corporation; and (3) the depositing of all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. In the absence of a designation of a chief financial officer by the Board, the treasurer shall be the chief financial officer of the Corporation.

Appendix J-11

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the president and Board, at the regular meetings of the Board or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

If required by the Board, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board. The assistant treasurers shall, if required by the Board, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. CONTRACTS. The Board may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when authorized or ratified by action of the Board and executed by an authorized person.

Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board.

Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may designate.

ARTICLE VII
SHARES

Section 1. CERTIFICATES; REQUIRED INFORMATION. Except as otherwise provided in a resolution approved by the Board, all shares of the Corporation shall be uncertificated shares. In the event that the Corporation issues shares represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the MGCL and contain the statements and information required by the MGCL.

Section 2. TRANSFERS WHEN CERTIFICATES ISSUED. Upon surrender to the Corporation or the transfer agent of the Corporation of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Subject to Article II, Section 9 hereof, the Corporation shall be entitled to treat the holder of record of any shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class of shares will be subject in all respects to the Articles of Incorporation and all of the terms and conditions contained therein.

Section 3. LOST CERTIFICATES. The president, the secretary, the treasurer or any officer designated by the Board may direct a new certificate or uncertificated shares to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate or uncertificated shares, an officer designated by the Board may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he or she shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate or uncertificated shares.

Appendix J-12

Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to 5:00 pm Eastern Time on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

In lieu of fixing a record date, the Board may provide that the share transfer books shall be closed for a stated period but not longer than 20 days. If the share transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

If no record date is fixed and the share transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at 5:00 pm Eastern Time on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be 5:00 pm Eastern Time on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

Section 5. SHARE LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6. FRACTIONAL SHARES; ISSUANCE OF UNITS. The Board may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Articles of Incorporation or these Bylaws, the Board may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

The fiscal year of the Corporation shall end on December 31 of each fiscal year, and may thereafter be changed by duly adopted resolution of the Board from time to time.

ARTICLE IX
DISTRIBUTIONS

Section 1. AUTHORIZATION. Dividends and other distributions upon the shares of the Corporation may be authorized by the Board, subject to the provisions of law and the Articles of Incorporation. Dividends and other distributions may be paid in cash, property or shares of the Corporation, subject to the provisions of Maryland law and the Articles of Incorporation.

Appendix J-13

Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board shall determine to be in the best interest of the Corporation, and the Board may modify or abolish any such reserve.

ARTICLE X
SEAL

Section 1. SEAL. The Board may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated in Maryland.” The Board may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by the charter of the Corporation, Maryland law and the 1940 Act, in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another Corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise. Any indemnification or advance of expenses made pursuant to this Article XI shall be subject to applicable requirements of the 1940 Act.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Articles of Incorporation of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

No provision of this Article XI shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willfulness misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ARTICLE XII

WAIVER OF NOTICE

Whenever any notice is required to be given pursuant to the Articles of Incorporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Appendix J-14

ARTICLE XIII
1940 ACT

If and to the extent that any provision of the MGCL or any provision of the Articles of Incorporation or these Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act shall control; provided, however, that such conflict shall not affect any of the remaining provisions of these Bylaws or the Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination.

ARTICLE XIV

EXCLUSIVE FORUM

Unless the Corporation consents in writing to the selection of a different forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation or asserting a claim of breach of any standard of conduct set forth in the Maryland General Corporation Law, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the Maryland General Corporation Law, the Articles of Incorporation or these bylaws, or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the Corporation and its stockholders consent to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 or any successor thereof.

ARTICLE XV

AMENDMENT OF BYLAWS

These Bylaws may be altered, amended or repealed or new bylaws may be adopted in the manner described in the Articles of Incorporation.

Appendix J-15

Appendix K

INVESTMENT ADVISORY AGREEMENT

BETWEEN

SIERRA INCOME CORPORATION.

AND

MCC ADVISORS LLC

This Investment Advisory Agreement (the “Agreement”) is made as of [         ], by and between SIERRA INCOME CORPORATION, a Maryland corporation (the “Company”), and MCC ADVISORS LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1. Duties of the Adviser.

(a) Retention of Adviser. The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board of Directors”), for the period and upon the terms herein set forth in accordance with:

(i) the investment objective, policies and restrictions that are set forth in the Company’s Registration Statement on Form N-2 as declared effective by the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time (the “Registration Statement”);

(ii) during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s articles of incorporation, as further amended from time to time (“Articles of Incorporation”);

(iii) such investment policies, directives, regulatory restrictions as the Company may, from time to time, establish or issue and communicate to the Adviser in writing; and

(iv) the Company’s compliance policies and procedures as applicable to the Company’s investment adviser and as administered by the Company’s chief compliance officer.

(b) Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii) identify, evaluate and negotiate the structure of the investments made by the Company;

Appendix K-1

(iii) perform due diligence on prospective portfolio companies;

(iv) execute, close, service and monitor the Company’s investments;

(v) determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii) to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any Sub-Adviser (as defined below) and administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

(d) Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser but only with respect to the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including without limitation, the requirements of the 1940 Act relating to Board of Directors and Company stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

(f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g) Record Retention. Subject to review by and the overall control of the Board of Directors, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the 1940 Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

Appendix K-2

(h) State Administrator. The Adviser shall, upon by request by an official or agency administering the securities laws of a state, province, or commonwealth (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to Company stockholders pursuant to this Agreement, the Registration Statement and applicable federal and state law.

(i) Fiduciary Duty: It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Adviser shall not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law or otherwise.

2. Expenses Payable by the Company.

(a) Adviser Personnel. All investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b) Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Section 2(c), the Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including, without limitation, costs and expenses relating to: all direct and indirect costs and expenses incurred by the Adviser for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services hereunder by the Adviser; organizational and offering expenses; corporate and organizational expenses relating to offerings of shares of the Company’s common stock, subject to limitations included in the Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation firms; offerings of the Corporation’s common stock and other securities; fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; all costs of registration and listing the Corporation’s shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Company’s investments; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs associated with the Company’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002; fees and expenses associated with accounting, independent audits and outside legal costs; and all other expenses incurred by the Company’s Adviser, any Sub-Adviser or the Company in connection with administering the Company’s business, including expenses incurred by the Company’s administrator in performing administrative services for the Company, and the reimbursement of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs paid by the Company’s administrator.

(c) Limitations on Reimbursement of Expenses.

(i) In addition to the compensation paid to the Adviser pursuant to Section 3, the Company shall reimburse the Adviser for all expenses of the Company incurred by the Adviser as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(A) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

Appendix K-3

(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).

(d) Periodic Reimbursement.

Expenses incurred by the Adviser on behalf of the Company and payable pursuant to this section shall be reimbursed no less than monthly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Company and the calculation of the reimbursement and shall deliver such statement to the Company prior to full reimbursement.

3. Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may, in its sole discretion, elect or agree to temporarily or permanently waive, defer, reduce or modify, in whole or in part, the Base Management Fee and/or the Incentive Fee. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board of Directors, including a majority of the Independent Directors (as defined below), and shall be consistent with the calculation of such fees as set forth in this Section. See Appendix A for examples of how these fees are calculated.

(a) Base Management Fee. The Base Management Fee will be calculated at an annual rate of 1.75% of gross assets payable quarterly in arrears. For purposes of calculating the Base Management Fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of the Company’s operations, the Base Management Fee will be calculated based on the initial value of the Company’s gross assets. Subsequently, the Base Management Fee will be calculated based on the Company’s gross assets at the end of each completed calendar quarter. Base Management Fees for any partial quarter will be appropriately prorated.

(b) Incentive Fee.

The Incentive Fee will be divided into two parts: (1) a subordinated incentive fee on income, and (2) an incentive fee on capital gains. Each part of the Incentive Fee is outlined below.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement is in effect. If this Agreement is terminated, the fee will also become payable as of the effective date of such termination.

The subordinated incentive fee on income for each quarter will be calculated as follows:

●	No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on our net assets at the end of the immediately preceding fiscal quarter (the “quarterly preferred return”).

●	For any quarter in which pre-incentive fee net investment income exceeds the quarterly preferred return, but is less than or equal to 2.1875% of our net assets at the end of the immediately preceding fiscal quarter (the “catch up”), the subordinated incentive fee on income shall equal 100% of pre-incentive fee net investment income.

Appendix K-4

●	For any quarter in which pre-incentive fee net investment income exceeds 2.1875% of our net assets at the end of the immediately preceding fiscal quarter, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income.

●	“Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Base Management Fee, expenses payable to the Company’s administrator, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The incentive fee on capital gains will be earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which this Agreement is in effect. If this Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee is equal to 20% of realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. Incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

(c) Waiver or Deferral of Fees.

The Adviser shall have the right to elect to waive or defer all or a portion of the Base Management Fee and/or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

4. Covenant of the Adviser.

(a) Registration of Adviser

The Adviser covenants that it is or will be registered as an investment adviser under the Advisers Act on the effective date of this Agreement as set forth in Section 9 herein, and shall maintain such registration until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

(b) Reports to Stockholders.

The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Company (either included in a periodic report filed with the SEC or distributed in a separate report):

(i) Quarterly Reports. Within 60 days of the end of each quarter, a report containing the same financial information contained in the Company’s Quarterly Report on Form 10-Q filed by the Company under the Securities Exchange Act of 1934, as amended.

(ii) Annual Report. Within 120 days after the end of the Company’s fiscal year, an annual report containing:

(A) A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principals and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B) A report of the activities of the Company during the period covered by the report;

(C) Where forecasts have been provided to the Company’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report;

(D) A report setting forth distributions by the Company for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of Company assets.

Appendix K-5

(iii) Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser for the previous fiscal year. The special report shall at a minimum provide:

(A) A review of the time records of individual employees, the costs of whose services were reimbursed; and

(B) A review of the specific nature of the work performed by each such employee.

(iv) Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

(c) Reports to State Administrators.

The Adviser shall, upon written request of any State Administrator, submit any of the reports and statements to be prepared and distributed by it to such State Administrator.

(d) Recommendations Regarding Reviews.

From time to time and not less than quarterly, the Adviser must review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board of Directors, distribute pro rata to the stockholders funds received by the Company which the Adviser deems unnecessary to retain in the Company.

(e) Temporary Investments.

The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Company into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Company securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees (as defined below).

5. Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account factors, including without limitation, price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

6. Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Company, and nothing in this Agreement shall limit or restrict the right of any officer, director, stockholder (and their stockholders or members, including the owners of their stockholders or members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

Appendix K-6

7. Indemnification.

(a) Indemnification. Subject to Section 8, the Adviser, any Sub-Adviser, each of their directors, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity affiliated with, or acting on behalf of, the Adviser or any Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser or any Sub-Adviser in connection with the performance of any of their duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Articles of Incorporation, the 1940 Act, or the laws of the State of Maryland law.

(b) Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(ii) the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

(iii) The legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and

(iv) The Indemnified Party provides the Company with a written agreement to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.

(c) The Adviser shall indemnify the Company, and its affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Appendix K-7

8. Limitation on Indemnification.

Notwithstanding Section 7(a) to the contrary, the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;

(ii) the Indemnified Party was acting on behalf of or performing services for the Company;

(iii) such liability or loss was not the result of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by the Indemnified Party; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

9. Effectiveness, Duration and Termination of Agreement.

(a) Term and Effectiveness. This Agreement shall become effective as of [ ]. Once effective, this Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“Independent Directors”), in accordance with the requirements of the 1940 Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon 60 days’ prior written notice to the Adviser: (A) upon the vote of a majority of the outstanding voting securities of the Company (as defined in Section 2(a)(42) of the 1940 Act) or (B) by the vote of the Company’s Independent Directors; or (ii) by the Adviser upon not less than 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act). The provisions of Sections 8 and 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees.

(ii) The Adviser shall promptly upon termination:

(a) deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors;

(b) deliver to the Board of Directors all assets and documents of the Company then in custody of the Adviser; and

(c) cooperate with the Company to provide an orderly transition of services.

Appendix K-8

10. Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section.

11. Amendments.

This Agreement may be amended by mutual written consent of the parties, subject to the provisions of the 1940 Act.

12. Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

13. Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Section 7, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the latter shall control. Any reference in this Agreement to a statute or provision of the 1940 Act shall be construed to include any successor statute or provision to such statute or provision and any reference to any rule promulgated under the Advisers Act shall be construed to include any successor promulgated rule.

Appendix K-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

SIERRA INCOME CORPORATION, a Maryland corporation

By:	/s/
Name: Seth Taube Title: Chief Executive Officer

MCC ADVISORS LLC, a Delaware limited liability company

By:	/s/
Name: Richard T. Allorto, Jr. Title: Chief Financial Officer

Appendix K-10

Appendix A

Below are examples of the two-part incentive fee:

Example — Subordinated Incentive Fee on Income, Determined on a Quarterly Basis

Assumptions

First Quarter:	Pre-incentive fee net investment income equals 0.5500%.

Second Quarter:	Pre-incentive fee net investment income equals 1.9500%.

Third Quarter:	Pre-incentive fee net investment income equals 2.800%.

The subordinated incentive fee on income in this example would be:

First Quarter:	Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Second Quarter:	Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.75% preferred return of 1.95%.

Third Quarter:	Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 2.8% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up.”

Example — Incentive Fee on Capital Gains (Millions)

Alternative 1 — Assumptions

Year 1:	$20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)

Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3:	FMV of Investment B determined to be $25 million

Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None, because no investments were sold

Year 2:	Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:	None, because no investments were sold

Year 4:	Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Appendix K-11

Alternative 2 — Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”), $25 million investment made in Company C (“Investment C”) and the cost basis of Other Portfolio Investments is $25 million

Year 2:	Investment A sold for $50 million ($20 million cost basis to be reinvested into Other Portfolio Investments and the $30 million capital gain is available for distribution), fair market value, or FMV, of Investment B determined to be $25 million (creates $5 million in unrealized capital depreciation), the FMV of Investment C determined to be $25 million and FMV of Other Portfolio Investments determined to be $25 million

Year 3:	FMV of Investment B determined to be $27 million (creates $3 million in unrealized capital depreciation), Investment C sold for $30 million ($25 million cost basis to be reinvested into Other Portfolio Investments and the $5 million capital gain is available for distribution) and FMV of Other Portfolio Investments determined to be $45 million

Year 4:	FMV of Investment B determined to be $30 million and FMV of Other Portfolio Investments determined to be $45 million

Year 5:	Investment B sold for $20 million ($20 million cost basis to be reinvested into Other Portfolio Investments and $10 million capital loss) and FMV of Other Portfolio Investments determined to be $45 million

Year 6:	Total Portfolio is sold for $80 million ($15 million capital gain computed based on a cumulative cost basis in Other Portfolio Investments of $65 million)

The incentive fee on capital gains in this example would be:

Year 1:	None, because no investments were sold

Year 2:	$5 million incentive fee on capital gains (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3:	$1.4 million incentive fee on capital gains ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation))) less $5 million incentive fee on capital gains received in Year 2

Year 4:	None, because capital gains incentive fees are paid on realized capital gains only

Year 5:	None, because $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) is less than $6.4 million cumulative incentive fee on capital gains paid in prior years

Year 6:	$1.6 million incentive fee on capital gains (20% multiplied by $40 million ($25 million cumulative realized capital gains plus $15 million realized capital gains)) less $6.4 million cumulative incentive fee on capital gains received in prior years

Appendix K-12

Appendix L

Section 262 of the General Corporation Law of the State of Delaware

§262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

Appendix L-1

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

Appendix L-2

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

Appendix L-3

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Appendix L-4

Appendix M

SIERRA INCOME CORPORATION

CODE OF BUSINESS CONDUCT AND ETHICS

I.	INTRODUCTION

This Code of Business Conduct and Ethics (this “Code”) is adopted pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (“SOX”), Rule 17j-1(c) promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), and the New York Stock Exchange (“NYSE”) rules to encourage the officers, directors and employees (collectively “Personnel”) of Sierra Income Corporation (the “Fund”) to act in a manner consistent with all applicable laws, rules and regulations, including state and federal securities laws, SOX, the 1940 Act, and the NYSE rules, and to conduct business with the highest level of integrity and honesty. Although the shares of the Fund will not be listed on a securities exchange, the Fund will generally abide by the requirements of the New York Stock Exchange (the “NYSE”), including those found in the NYSE’s Listed Company Manual.

For purposes of this Code, employees mean employees of SIC Advisors LLC (the “Adviser”) who spend some of their time assisting the Adviser in its efforts with respect to the Fund’s operations and any employees of the Fund or its subsidiaries. A copy of this Code will be posted on the Fund’s corporate website.

II.	PURPOSES OF THE CODE

The purposes of this Code are:

●	to promote honest and ethical conduct by Personnel, including the ethical handling of actual or apparent conflicts of interest;

●	to promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the “SEC”), and in other public communications made by the Fund;

●	to promote compliance with applicable laws, rules and regulations;

●	to promote fair dealing practices;

●	to deter wrongdoing;

●	to promote the protection of the Fund’s assets, including corporate opportunities and confidential information;

●	to encourage prompt internal reporting to an appropriate person of violations of this Code; and

●	to ensure accountability for adherence to this Code.

III.	QUESTIONS ABOUT THE CODE

The Fund’s Chief Compliance Officer (the “CCO”) is designated to oversee compliance with, and shall serve as compliance officer for the implementation and administration of, this Code. Questions about this Code should be directed to the CCO.

Appendix M-1

IV.	CONDUCT GUIDELINES

The Fund has adopted the following guidelines under which Personnel must perform their official duties and conduct the business affairs of the Fund.

A.	Ethical and Honest Conduct

Personnel must act with integrity and honesty to avoid violations of this Code and promote ethical behavior in the work environment.

B.	Conflicts of Interest

The Fund will be externally managed and advised by the Adviser. Certain Personnel also serve as officers of the Adviser. The Adviser, either directly or through its affiliates, furnishes advisory services to other clients, in addition to the Fund. The Adviser has adopted policies and procedures that address, among other things, the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest, which policies and procedures are designed to ensure that all client accounts, including the Fund, are treated equitably over time.

Personnel must avoid any actual or apparent conflict between their personal interests and the Fund’s interests. A conflict exists when the personal interests of Personnel in any way interfere, or appear to interfere, with the interests of the Fund, or when Personnel take any action or have any interest that may make it difficult for them to objectively and effectively perform their jobs.

Pursuant to this Code, Personnel must disclose to the CCO all actual or apparent conflicts of interest that Personnel may have with the Fund, which could reasonably be expected to give rise to a violation of this Code.

If it is impractical to disclose the matter to the CCO, such actual or apparent conflicts of interest should be disclosed to the Fund’s Chief Executive Officer, Chairman, or another member of the Board of Directors of the Fund (the “Board”). If Personnel are unsure of whether particular facts gives rise to a conflict of interest or whether a particular transaction or relationship is “material,” the matter should be brought to the attention of the CCO.

C.	Internal Controls and Disclosure of Information

The reports and materials that the Fund files with the SEC, and in other public communications made by the Fund, must comply with all applicable law and SEC rules. Personnel involved in the Fund’s financial reporting and disclosure process must be familiar with and comply with the Fund’s disclosure controls and procedures and its internal control over financial reporting. Personnel who contribute in any way to the preparation or verification of the Fund’s financial statements and other financial information must ensure that the Fund’s books, records and accounts are accurately maintained. Personnel must provide accurate, complete, objective, relevant, timely and comprehensive information and cooperate fully with the Fund’s and Adviser’s internal accounting and audit staff, as well as the Fund’s independent public accountants and counsel.

Further, Personnel must report to the CCO any information concerning (a) deficiencies in the design or operation of disclosure and internal controls which could adversely affect the Fund’s ability to record, process, summarize and report financial data, or (b) any fraud, material or not, that involves the Fund’s internal controls.

D.	Compliance with Laws

Personnel must comply with all state and federal securities laws, including insider trading laws, and all other laws and rules applicable to the Fund, such as the Internal Revenue Code. The Fund has a separate insider trading policy with which Personnel must comply. Any questions about compliance with applicable laws and rules should be addressed to the CCO.

E.	Confidentiality of Information

Personnel must respect and protect the confidentiality of information acquired in the course of their professional duties, except when authorized by the Fund to disclose such information or where disclosure is otherwise legally mandated. Confidential information acquired in the course of work may not be used by Personnel for personal advantage.

Appendix M-2

Confidential information about the Fund, including information that can be reasonably expected to have an impact on the market for the Fund’s securities, such as forward-looking information like projections of revenue or earnings, may be released only in accordance with the Fund’s Corporate Communications Policy and applicable law. Contacts with news organizations should be handled in accordance with the Fund’s Corporate Communications Policy set forth in this Regulatory Compliance Manual.

F.	Standards for Recordkeeping

Personnel must at all times endeavor to ensure that the Fund’s financial books and records are thoroughly and accurately maintained to the best of their knowledge in a manner consistent with applicable laws and this Code.

G.	Corporate Opportunities

All Personnel have a duty to advance the interests of the Fund when the opportunity to do so presents itself. Therefore, they may not:

●	take opportunities personally (or for the benefit of friends or family members), including investment opportunities discovered through the use of their position with the Fund or through the use of any of the Fund’s assets, property or information.

●	use any Fund assets, property or information for personal gain (or the gain of a friend or family member); or

●	compete, or prepare to compete, with the Fund.

H.	Fair Dealing

All Personnel have a duty to deal fairly with the Fund’s investors, product and service providers, business partners or any other companies or individuals with whom Personnel come into contact in the course of performing their jobs, including directors, officers and employees of the Fund or any of its affiliated entities, and its competitors. Personnel may not take advantage of these or any other parties by means of:

●	manipulation;

●	concealment;

●	abuse of privileged information;

●	misrepresentation of material facts; or

●	any other unfair-dealing practice.

I.	Protection and Proper Use of Fund Assets

Personnel should protect the Fund’s assets and ensure that they are used efficiently. The Fund assets are to be used only for legitimate business purposes. Incidental personal use of telephones, fax machines, copy machines, personal computers and similar equipment is generally allowed if there is no significant added cost to the Fund, it does not interfere with work duties and it is not related to an illegal activity or any outside business.

Appendix M-3

V.	WAIVERS OF THIS CODE

Any amendment or waiver of this Code for an executive officer or member of the Board of the Fund must be made by the Fund’s Board or an independent committee thereof. All other Personnel may request a waiver of a provision of this Code by submitting a request in writing to the CCO for review. An executive officer of the Fund, or another appropriate person (such as a designated member of the Board or Audit Committee), will decide whether to grant a waiver. A log of all waivers to this Code made pursuant to this section shall be maintained by the CCO.

Any amendment or waiver for an officer or director must be disclosed within four (4) business days following such amendment or waiver by distributing a press release, providing website disclosure, or by filing a current report on Form 8-K with the SEC, or in such other manner as may be required by applicable SEC rules.

VI.	AFFIRMATION OF THE CODE

Upon adoption of this Code, all Personnel must certify through the execution of an acknowledgement and certification form (in the form attached as Exhibit A hereto), that they have received, read and understood this Code, and annually thereafter must affirm that they have complied with the requirements of this Code. To the extent necessary, the CCO will provide guidance on the conduct required by this Code and the manner in which violations or suspected violations must be reported and waivers must be requested.

VII.	REPORTING VIOLATIONS

In the event that Personnel discover or, in good faith, suspect a violation of this Code, Personnel are obligated to immediately report the suspected violation to the CCO. Any suspected violations involving officers or directors should be reported to the Fund’s Audit Committee. Personnel who report violations or suspected violations in good faith will not be subject to retaliation of any kind. Reported violations will be investigated and addressed promptly and will be treated as confidential to the extent possible. All Personnel are expected to cooperate with any such investigations. The CCO shall maintain a log of suspected violations and the results of any investigations resulting therefrom.

VIII.	VIOLATIONS OF THE CODE

A violation of this Code may result in disciplinary action, including termination of employment and/or removal as an officer of the Fund and/or referral to appropriate regulatory authorities.

Adopted: April 12, 2012

Appendix M-4

EXHIBIT A TO CODE OF BUSINESS CONDUCT AND ETHICS

CERTIFICATION

I, the undersigned, affirm as follows:

●	I have received, read and understood the Fund’s code of business conduct and ethics (the “Code”) which was adopted by the Fund’s board of directors on , 201_ to act in a manner consistent with all applicable laws, rules and regulations, including state and federal securities laws, Sarbanes-Oxley Act of 2002 and the Investment Company Act of 1940, as amended, and to conduct business with the highest level of integrity and honesty; and

●	I further affirm that during the year prior to the date hereof I complied with the Code.

Acknowledged

Print Full Name	Title

Signature	Date

Received By CCO	Date

Appendix M-5

PART C

OTHER INFORMATION

Item 15. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Sierra Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Maryland law requires a corporation (unless its charter provides otherwise) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Subject to the limitations described below, the Sierra Charter obligates Sierra, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify (i) any individual who is a present or former director or officer of Sierra and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of Sierra and at the request of Sierra, serves or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) Sierra’s investment adviser or any of its affiliates acting as an agent of Sierra from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

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In accordance with the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc., Sierra may not provide for indemnification for any liability or loss suffered by any of the above indemnitees unless all of the following conditions are met: (i) Sierra has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of Sierra; (ii) the indemnitee was acting on behalf of or performing services for Sierra; (iii) the liability or loss was not the result of (A) negligence or misconduct, in the case that the indemnitee is Sierra’s investment adviser or an affiliate thereof, or an officer of Sierra or (B) gross negligence or willful misconduct, in the case that the indemnitee is a director of Sierra (and not also an officer, Sierra’s investment adviser or an affiliate thereof); and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of Sierra and not from the Sierra Stockholders. Further, as to Sierra’s investment adviser and its affiliates, Sierra shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an indemnitee unless: (x) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the indemnitee, (y) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnitee or (z) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws. If Charter Amendment Proposal A(ix) is approved by Sierra Stockholders at the Sierra Special Meeting, Sierra will remove these limitations placed on indemnification in the Sierra Charter. Instead, the New Sierra Charter will provide that Sierra may indemnify its directors and officers to the maximum extent permitted by Maryland law, subject to the limitations of the Investment Company Act, and the Sierra Bylaws will obligate Sierra, to the maximum extent permitted by the Sierra Charter, Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as Sierra’s director or officer and at Sierra’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity.

The Sierra Charter also obligates Sierra to pay or reimburse reasonable legal expenses and other costs incurred by a director, an officer, Sierra’s investment adviser or any affiliate thereof in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of Sierra, (ii) the indemnitee provides Sierra with a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification by Sierra has been met, (iii) the legal proceeding was initiated by a third party who is not a Sierra Stockholder or, if initiated by a Sierra Stockholder, a court of competent jurisdiction approves such advancement and (iv) the indemnitee provides Sierra with a written agreement to repay the amount paid or reimbursed by Sierra, together with the applicable legal rate of interest thereon, in cases in which such person is found not to be entitled to indemnification. If Charter Amendment Proposal A(ix) is approved by Sierra Stockholders at the Sierra Special Meeting, Sierra will remove these limitations placed on advancement of expenses in the Sierra Charter, and the Sierra Bylaws will obligate Sierra, to the maximum extent permitted by the Sierra Charter, Maryland law and subject to the requirements of the Investment Company Act, to advance reasonable expenses to any individual who is a present or former director or officer of Sierra and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, or any individual who, while a director or officer of Sierra and at the request of Sierra, serves or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity to the maximum extent permitted by Maryland law, subject to the limitations of the Investment Company Act.

The Sierra Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, SIC Advisors and its partners and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them, are entitled to indemnification from Sierra for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of SIC Advisors’ services under the Sierra Investment Advisory Agreement or otherwise as an investment adviser of Sierra.

The Sierra Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Medley Capital LLC and its members and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with any of them are entitled to indemnification from Sierra for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Medley Capital LLC’s services under the Sierra Administration Agreement or otherwise as administrator for Sierra.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Sierra pursuant to the foregoing provisions, or otherwise, Sierra has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sierra of expenses incurred or paid by a director, officer or controlling person of Sierra in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sierra will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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Item 16. Exhibits

(1)

a.	Articles of Incorporation of Sierra Income Corporation (A)

b.	Articles of Amendment of Sierra Income Corporation (A)

c.	Articles of Amendment and Restatement of Sierra Income Corporation (B)

d.	Second Articles of Amendment and Restatement of Sierra Income Corporation (C)

e.	Form of Sierra Income Corporation’s Articles Supplementary Electing to be Subject to Subtitle 8 of the Maryland General Corporation Law (D)

(2)	Form of Sierra Income Corporation’s Bylaws (A)

(3)	Not Applicable
(4)

a.	Agreement and Plan of Merger, dated as of August 9, 2018, by and between Medley Capital Corporation and Sierra Income Corporation (Q)

b.	Agreement and Plan of Merger, dated as of August 9, 2018, by and between Medley Management Inc., Sierra Management, Inc. and Sierra Income Corporation (Q)

(5)	Not applicable

(6)	Investment Advisory and Management Agreement, dated as of April 5, 2012, between Sierra Income Corporation and SIC Advisors, LLC (F)

(7)	Not applicable
(8)

a.	Employment Agreement by and between Medley Capital LLC and Brooke Taube**

b.	Employment Agreement by and between Medley Capital LLC and Seth Taube**

c.	Employment Agreement by and between Medley Capital LLC and Jeff Tonkel**

d.	Employment Agreement by and between Medley Capital LLC and Richard T. Allorto, Jr.**

e.	Employment Agreement by and between Medley Capital LLC and John D. Fredericks**

f.	Employment Agreement by and between Medley Capital LLC and Samuel Anderson**

g.	Employment Agreement by and between Medley Capital LLC and Christopher Taube**

(9)	Form of Custody Agreement by and between Sierra Income Corporation and State Street Bank and Trust Co.

(10)	Not Applicable

(11)	Legal Opinion and Consent of Eversheds Sutherland (US) LLP**

(12)	Tax Opinion and Consent of Eversheds Sutherland (US) LLP**
(13)

a.	Form of Sierra Income Corporation’s Administration Agreement (H)
b.	Form of Sierra Income Corporation’s License Agreement (F)
c.	Form of Sierra Income Corporation’s Escrow Agreement (I)
d.	Sierra Income Corporation’s ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of August 27, 2013, by and between Arbor Funding LLC and Citibank, N.A. (J)
e.	Sierra Income Corporation’s Amended and Restated Loan Agreement, dated as of September 29, 2017, by and among Alpine Funding LLC as borrower, JPMorgan Chase Bank, National Association, as administrative agent, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (P)
f.	Sierra Income Corporation’s Fifth Amended and Restated Confirmation Letter Agreement, dated as of September 29, 2017, by and between Arbor Funding LLC and Citibank, N.A. (P)
g.	Sierra Income Corporation’s Amended and Restated Senior Secured Revolving Credit Agreement among Sierra Income Corporation as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, dated as of August 12, 2016 (K)

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h.	Sierra Income Corporation’s Guarantee, Pledge and Security Agreement among Sierra Income Corporation, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent, dated December 4, 2013 (L)
i.	Sierra Income Corporation’s Control Agreement among Sierra Income Corporation, ING Capital LLC, as collateral agent, and State Street Bank and Trust Company, as Sierra Income Corporation’s Custodian, dated December 4, 2013 (L)
j.	Sierra Income Corporation’s Loan Agreement, dated as of July 23, 2014, by and among Alpine Funding LLC, as company, JPMorgan Chase Bank, National Association, as administrative agent, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (M)
k.	Sierra Income Corporation’s Sale and Contribution Agreement, dated as of July 23, 2014, by and between Sierra Income Corporation, as seller, and Alpine Funding LLC, as purchaser (M)
l.	Sierra Income Corporation’s Portfolio Management Agreement, dated as of July 23, 2014, by and between Alpine Funding LLC, as borrower and SIC Advisors, as portfolio manager (M)
m.	Sierra Income Corporation’s Amendment No. 1 to the Loan Agreement, dated as of February 6, 2015, by and among Alpine Funding LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (N)
n.	Limited Liability Company Operating Agreement of Sierra Senior Loan Strategy JV I LLC, dated March 27, 2015 (O)

(14)
a.	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Sierra Income Corporation*

b.	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Medley Capital Corporation*

c.	Consent of RSM US LLP, Independent Registered Public Accounting Firm of Medley Management Inc.*

(15)	Power of Attorney (included on the signature page hereto)
(16)

a.	Form of Proxy Card of Sierra Income Corporation**

b.	Form of Proxy Card of Medley Capital Corporation**

c.	Form of Proxy Card of Medley Management Inc.**

(17)

a.	Consent of Broadhaven Capital Partners*

b.	Consent of Sandler O’Neill & Partners, L.P.*

c.	Consent of Barclays Capital Inc.*

d.	Consent of Goldman Sachs & Co. LLC*
e.	Consent of Director – Karin Hirtler-Garvey*
f.	Consent of Director – John E. Mack*

(A)	Previously filed in connection with Pre-Effective Amendment No. 2 to Sierra Income Corporation’s Registration Statement on Form N-2 (File No. 333-175624), filed on November 3, 2011, and incorporated by reference herein.
(B)	Previously filed in connection with Pre-Effective Amendment No. 4 to Sierra Income Corporation’s Registration Statement on Form N-2 (File No. 333-175624), filed on March 12, 2012, and incorporated by reference herein.
(C)	Previously filed as Exhibit 3.1 to Sierra Income Corporation’s Current Report on Form 8-K filed on June 14, 2012, and incorporated by reference herein.
(D)	Previously filed in connection with Sierra Income Corporation’s Pre-Effective Amendment No. 4 to its Registration Statement on Form N-2 (File No. 333-200595), filed on October 6, 2015, and incorporated by reference herein.

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(E)	Previously filed in connection with Sierra Income Corporation’s Post-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-200595), filed on December 16, 2016, and incorporated by reference herein.
(F)	Previously filed in connection with Pre-Effective Amendment No. 6 to Sierra Income Corporation’s Registration Statement on Form N-2 (File No. 333-175624), filed on April 10, 2012, and incorporated by reference herein.
(G)	Previously filed in connection with Post-Effective Amendment No. 1 to Sierra Income Corporation’s Registration Statement on Form N-2 (File No. 333-200595), filed on May 9, 2016, and incorporated by reference herein.
(H)	Previously filed in connection with Pre-Effective Amendment No. 3 to Sierra Income Corporation’s Registration Statement on Form N-2 (File No. 333-175624), filed on February 21, 2012, and incorporated by reference herein.
(I)	Previously filed in connection with Pre-Effective Amendment No. 5 to Sierra Income Corporation’s Registration Statement on Form N-2 (File No. 333-175624), filed on March 21, 2012, and incorporated by reference herein.
(J)	Previously filed as an exhibit to Sierra Income Corporation’s Current Report on Form 8-K filed on September 3, 2013, and incorporated by reference herein.
(K)	Previously filed as an exhibit to Sierra Income Corporation’s Current Report on Form 8-K filed on August 17, 2016, and incorporated by reference herein.
(L)	Previously filed as an exhibit to Sierra Income Corporation’s Current Report on Form 8-K filed on December 9, 2013, and incorporated by reference herein.
(M)	Previously filed as an exhibit to Sierra Income Corporation’s Current Report on Form 8-K filed on July 23, 2014, and incorporated by reference herein.
(N)	Previously filed as an exhibit to Sierra Income Corporation’s Current Report on Form 8-K filed on February 10, 2015, and incorporated by reference herein.
(O)	Previously filed as an exhibit to Sierra Income Corporation’s Current Report on Form 8-K filed on March 30, 2015, and incorporated by reference herein.
(P)	Previously filed as an exhibit to Sierra Income Corporation’s Current Report on Form 8-K filed on October 6, 2017, and incorporated by reference herein.
(Q)	Previously filed as an exhibit to Sierra Income Corporation’s Current Report on Form 8-K filed on August 15, 2018, and incorporated by reference herein.

* Filed herewith.

** To be filed by amendment.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

a.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on November 6, 2018.

Sierra Income Corporation

By:	/s/ Seth Taube
Seth Taube Chairman and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Brook Taube and Richard T. Allorto, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-14, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Seth Taube	Chairman of the Board and Chief Executive Officer	November 6, 2018
Seth Taube	(Principal Executive Officer)

/s/ Richard T. Allorto, Jr.	Chief Financial Officer, Treasurer and Secretary	November 6, 2018
Richard T. Allorto, Jr.	(Principal Accounting and Financial Officer)

/s/ Brook Taube	Director	November 6, 2018
Brook Taube

/s/ Oliver T. Kane	Director	November 6, 2018
Oliver T. Kane

/s/ Valerie Lancaster-Beal	Director	November 6, 2018
Valerie Lancaster-Beal

/s/ Stephen R. Byers	Director	November 6, 2018
Stephen R. Byers

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